UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number            811-08090

                                     Lincoln Variable Insurance Products Trust

(Exact name of registrant as specified in charter)

1300 South Clinton Street

                    Fort Wayne, Indiana 46802

(Address of principal executive offices) (Zip code)

Ronald A. Holinsky, Esq.

Lincoln Financial Group

150 North Radnor Chester Road

                                 Radnor, Pennsylvania 19087

(Name and address of agent for service)

Copies of all communications to:

Robert A. Robertson, Esq.

Dechert LLP

2010 Main Street

Suite 500

Irvine, CA 92614

Registrant’s telephone number, including area code:  (260) 455-3404

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Lincoln Variable Insurance Products Trust:
LVIP American Allocation Funds
LVIP American Balanced Allocation Fund
LVIP American Income Allocation Fund
LVIP American Growth Allocation Fund
LVIP American Century Select Mid Cap Managed Volatility Fund
LVIP American Funds
LVIP American Global Growth Fund
LVIP American Global Small Capitalization Fund
LVIP American Growth Fund
LVIP American Growth-Income Fund
LVIP American International Fund
LVIP American Global Allocation Managed Risk Funds:
LVIP American Global Balanced Allocation Managed Risk Fund
LVIP American Global Growth Allocation Managed Risk Fund
LVIP American Preservation Fund
LVIP Baron Growth Opportunities Fund
LVIP BlackRock Dividend Value Managed Volatility Fund
LVIP BlackRock Global Allocation V.I. Managed Risk Fund
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
LVIP BlackRock Inflation Protected Bond Fund
LVIP BlackRock Multi-Asset Income Fund
LVIP BlackRock Scientific Allocation Fund
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
LVIP Blended Core Equity Managed Volatility Fund
LVIP Blended Large Cap Growth Managed Volatility Fund
LVIP Blended Mid Cap Managed Volatility Fund
LVIP Clarion Global Real Estate Fund
LVIP Clearbridge Large Cap Managed Volatility Fund
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Delaware Wealth Builder Fund
LVIP Dimensional U.S. Core Equity 1 Fund
LVIP Delaware Social Awareness Fund
LVIP Delaware Special Opportunities Fund
LVIP Dimensional International Equity Managed Volatility Fund
LVIP Dimensional U.S. Equity Managed Volatility Fund
LVIP Dimensional/Vanguard Allocation Funds
LVIP Dimensional/Vanguard Total Bond Fund
LVIP Vanguard Domestic Equity ETF Fund
LVIP Vanguard International Equity ETF Fund
LVIP Dimensional International Core Equity Fund
LVIP Dimensional U.S. Core Equity 2 Fund
LVIP Franklin Templeton Global Equity Managed Volatility Fund
LVIP Franklin Templeton Multi-Asset Opportunities Fund
LVIP Franklin Templeton Value Managed Volatility Fund
LVIP Global Allocation Managed Risk Funds:
LVIP Global Conservative Allocation Managed Risk Fund
LVIP Global Growth Allocation Managed Risk Fund
LVIP Global Moderate Allocation Managed Risk Fund
LVIP Global Income Fund
LVIP Goldman Sachs Income Builder Fund

LVIP Government Money Market Fund
LVIP Invesco Diversified Equity-Income Managed Volatility Fund
LVIP Invesco Select Equity Managed Volatility Fund
LVIP JPMorgan High Yield Fund
LVIP JPMorgan Retirement Income Fund
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
LVIP Managed Risk Profile Target Maturity Funds:
LVIP Managed Risk Profile 2010 Fund
LVIP Managed Risk Profile 2020 Fund
LVIP Managed Risk Profile 2030 Fund
LVIP Managed Risk Profile 2040 Fund
LVIP Managed Risk Profile 2050 Fund
LVIP MFS International Equity Managed Volatility Fund
LVIP MFS International Growth Fund
LVIP MFS Value Fund
LVIP Mondrian International Value Fund
LVIP Multi-Manager Global Equity Managed Volatility Fund
LVIP PIMCO Low Duration Bond Fund
LVIP Select Core Equity Managed Volatility Fund
LVIP SSGA Allocation Funds
LVIP SSGA Conservative Index Allocation Fund
LVIP SSGA Conservative Structured Allocation Fund
LVIP SSGA Moderately Aggressive Index Allocation Fund
LVIP SSGA Moderately Aggressive Structured Allocation Fund
LVIP SSGA Moderate Index Allocation Fund
LVIP SSGA Moderate Structured Allocation Fund
LVIP SSGA Bond Index Fund
LVIP SSGA Funds
LVIP SSGA Developed International 150 Fund
LVIP SSGA Emerging Markets 100 Fund
LVIP SSGA Large Cap 100 Fund
LVIP SSGA Small/Mid-Cap 200 Fund
LVIP SSGA Global Tactical Allocation Managed Volatility Fund
LVIP SSGA International Index Fund
LVIP SSGA International Managed Volatility Fund
LVIP SSGA Large Cap Managed Volatility Fund
LVIP SSGA Mid-Cap Index Fund
LVIP SSGA S&P 500 Index Fund
LVIP SSGA Small-Cap Index Fund
LVIP SSGA SMID Cap Managed Volatility Fund
LVIP T. Rowe Price Growth Stock Fund
LVIP T. Rowe Price Structured Mid-Cap Growth Fund
LVIP U.S. Growth Allocation Managed Risk Fund
LVIP Wellington Capital Growth Fund
LVIP Wellington Mid-Cap Value Fund
LVIP Western Asset Core Bond Fund
Lincoln iShares® Allocation Funds:
Lincoln iShares® Fixed Income Allocation Fund
Lincoln iShares® U.S. Moderate Allocation Fund
Lincoln iShares® Global Growth Allocation Fund

Lincoln Variable Insurance Products Trust

President’s Letter

Dear Fellow Investors,

Markets opened the year with a sense of optimism around the prospect for fiscal stimulus and regulatory reform, which contributed to sustained interest in higher beta assets. This confidence was ultimately supported by economic and corporate fundamentals, providing momentum throughout our 9th consecutive year of gains in the U.S. equity market.

Because of expectations related to the pro-growth agenda espoused by the newly-elected administration, the US equity markets began 2017 positively as a continuation of the momentum experienced after President Trump’s election in November 2016. Furthermore, economies outside of the U.S. largely continued accommodative monetary policies and, in many cases, expansionary fiscal policies, that were also supportive to non-U.S. equity markets from the outset of the year. As the year progressed, the International Monetary Fund (“the IMF”) upwardly revised economic growth estimates for many non-U.S. economies, including the European Union, Japan and many emerging market countries, with U.S economic growth being revised upward to a lesser extent. This synchronized global economic growth was the foundation for equity markets generating strong positive returns in 2017, along with non-U.S. equity markets outperforming U.S. equity markets for the first time since 2012 because many of those economies are in the early stages of an earnings recovery cycle.

As expected, the Federal Reserve (the “Fed”) continued its path toward normalization of interest rates, with three 25-basis point interest rate increases during 2017 that brought the target Fed Funds rate to 1.25% - 1.50%. Despite these increases to short-term interest rates and a forecast of continued increases in 2018 and beyond, longer term interest rates stayed stubbornly low as the U.S. 10-year Treasury yield ended 2017 slightly lower than 2016 and the 10s/30s Treasury curve flattened by 30 basis points. This dynamic, combined with credit spreads steadily tightening throughout 2017, allowed the major fixed income indexes to register positive returns.

For the full year, there was wide dispersion across investment style and size. Growth stocks outperformed value stocks across most asset classes. Additionally, large caps outperformed small caps, with emerging market equities being the notable exception where small caps outperformed large caps. The Information Technology sector was the leading performer, by a wide margin, in the U.S equity markets, with Energy and Telecom being the notable laggards.

Other highlights from the year included:

●	The S&P 500 continued to experience its longest positive run since 1991-1999 with 62 record highs during 2017.

●	Volatility, as measured by the CBOE SPX Volatility Index (“VIX”), experienced 9 out of its 10 lowest readings ever and ended the year with the lowest average daily closes on record.

●	International equity markets experienced broad based advances with every major developed market index exhibiting a positive return.

●	Labor markets continued to strengthen as the U.S. unemployment rate reached a seventeen year low and we experienced our seventh year with greater than two million new jobs created.

●	Inflation stabilized below target as evidenced by the Core Consumer Price Index (“CPI”), which closed the year at 1.7%.

●	Despite tightening monetary policy by the Fed, the US Dollar Index declined by 10% during the year.

As we move into 2018, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance.

We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2018.

Sincerely,

Jayson R. Bronchetti

President, Lincoln Variable Insurance Products Trust

LVIP American Allocation Funds

LVIP American Balanced Allocation Fund

LVIP American Growth Allocation Fund

LVIP American Income Allocation Fund

each a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2017

LVIP American Allocation Funds

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP American Allocation Funds

2017 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation

The LVIP American Balanced Allocation Fund returned 14.80% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2017, while its composite benchmark, the Balanced Allocation Composite1, returned 14.93% and its broad-based benchmark index, the S&P 500® Index2, returned 21.83%.

The LVIP American Growth Allocation Fund returned 17.56% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2017, while its composite benchmark, the Growth Allocation Composite3, returned 17.05% and its broad-based benchmark index, the S&P 500 Index, returned 21.83%.

The LVIP American Income Allocation Fund returned 10.27% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2017, while its composite benchmark, the Income Allocation Composite4, returned 10.90% and its broad-based benchmark index, the Bloomberg Barclays U.S. Aggregate Bond Index5, returned 3.54%.

Because of expectations related to the pro-growth agenda espoused by newly-elected President Trump and U.S. Republicans, which included tax reform and less regulation, the US equity markets began 2017 positively as a continuation of the momentum experienced after Trump’s election in November 2016. Furthermore, economies outside of the U.S. largely continued accommodative monetary policies and, in many cases, expansionary fiscal policies, that were also supportive to non-U.S. equity markets from the outset of the year. As the year progressed, the International Monetary Fund (the “IMF”) upwardly revised economic growth estimates for many non-U.S. economies, including the European Union, Japan and many emerging market countries, with U.S economic growth being revised upward to a lesser extent. This synchronized global economic growth was the foundation for equity markets generating strong positive returns in 2017, along with non-U.S. equity markets outperforming U.S. equity markets for the first time since 2012 because many of those economies are in the early stages of an earnings recovery cycle. It is also notable that these returns were generated while encountering historically low volatility throughout the year.

As we expected, the Federal Reserve continued its path toward normalization of interest rates, with three 25-basis point interest rate increases during 2017 that brought the target Fed Funds rate to 1.25%-1.50%. Despite these increases to short-term interest rates and a forecast of continued increases in 2018 and beyond, longer term interest rates stayed stubbornly low as the U.S. 10-year Treasury yield ended 2017 seven basis points lower than the end of 2016, and actually spent most of the year even lower. This dynamic, combined with credit spreads steadily tightening throughout 2017, allowed the major fixed income indexes to register positive returns.

For the full year, there was wide dispersion across investment style and size. Growth stocks outperformed value stocks across most asset classes. Additionally, large cap stocks outperformed small cap stocks, with emerging market equities being the notable exception where small cap stocks outperformed large cap stocks. The Information Technology sector was the leading performer, by a wide margin, in the U.S equity markets, with Energy and Telecom being the notable laggards. An interesting dynamic that manifested itself seemed to be that one or two industries seemed to dominate positive returns within each sector. For example, refining led the energy sector by a wide margin, homebuilders and casinos led the consumer sector, etc.

The Funds are designed to give broad exposure to global equities and fixed income securities by investing in American Funds Insurance Series and American Funds retail funds, which have investment processes that emphasize stock selection based on bottom up fundamental research. The equity portion of the LVIP American Allocation Funds generally performed in line with the equity portion of their composite benchmarks during 2016, as strong performance by the underlying funds offset negative asset allocation decisions. The fixed income allocations within the LVIP American Allocation Funds generally outperformed the fixed income portion of their composite benchmarks during 2016, as allocations to high yield contributed to returns.

The LVIP American Allocation Funds are designed to give broad exposure to global equities and fixed income securities by investing in American Funds Insurance Series and American Funds retail funds, which have investment processes that emphasize superior stock selection based on bottom up fundamental research. The equity portion of the LVIP American Allocation Funds generally outperformed the equity portion of their composite benchmarks during 2017, as strong performance by underlying funds with exposures to growth and emerging markets offset underperformance from allocations to value and negative asset allocation decisions. The fixed income allocations within the LVIP American Allocation Funds generally underperformed the fixed income portion of their composite benchmarks during 2017, as allocations to underlying funds with government and mortgage exposure detracted from returns.

Portfolio Managers:
Lincoln Investment Advisors Corporation:	Jay Shearon Maria Ma Amritansh Tewary

The views expressed represent the Manager’s assessment of the Funds and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP American Allocation Funds–1

LVIP American Allocation Funds

2017 Annual Report Commentary (unaudited) (continued)

LVIP American Balanced Allocation Fund

Growth of $10,000 invested 8/2/10 through 12/31/17

This chart illustrates, hypothetically, that $10,000 was invested in LVIP American Balanced Allocation Fund shares on 8/2/10 (commencement of operations). As the chart shows, by 12/31/17, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $17,457 for the Standard Class shares and to $17,013 for the Service Class shares. For comparison, look at how the Balanced Allocation Composite and S&P 500® Index did from 8/2/10 through 12/31/17. The same $10,000 investment would have increased to $18,383 and $27,789, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/17
Standard Class Shares
One Year	+	14.80%
Five Years	+	8.04%
Inception (8/2/10)	+	7.80%
Service Class Shares
One Year	+	14.41%
Five Years	+	7.67%
Inception (8/2/10)	+	7.42%

LVIP American Growth Allocation Fund

Growth of $10,000 invested 8/2/10 through 12/31/17

This chart illustrates, hypothetically, that $10,000 was invested in LVIP American Growth Allocation Fund shares on 8/2/10 (commencement of operations). As the chart shows, by 12/31/17, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $18,466 for the Standard Class shares and to $17,996 for the Service Class shares. For comparison, look at how the Growth Allocation Composite and S&P 500® Index did from 8/2/10 through 12/31/17. The same $10,000 investment would have increased to $19,091 and $27,789, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/17
Standard Class Shares
One Year	+	17.56%
Five Years	+	9.09%
Inception (8/2/10)	+	8.62%
Service Class Shares
One Year	+	17.15%
Five Years	+	8.71%
Inception (8/2/10)	+	8.24%

LVIP American Allocation Funds–2

LVIP American Allocation Funds

2017 Annual Report Commentary (unaudited) (continued)

LVIP American Income Allocation Fund

Growth of $10,000 invested 8/2/10 through 12/31/17

This chart illustrates, hypothetically, that $10,000 was invested in LVIP American Income Allocation Fund shares on 8/2/10 (commencement of operations). As the chart shows, by 12/31/17, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $15,615 for the Standard Class shares and to $15,217 for the Service Class shares. For comparison, look at how the Income Allocation Composite and Bloomberg Barclays U.S. Aggregate Bond Index did from 8/2/10 through 12/31/17. The same $10,000 investment would have increased to $16,636 and $12,479, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/17
Standard Class Shares
One Year	+	10.27%
Five Years	+	6.00%
Inception (8/2/10)	+	6.19%
Service Class Shares
One Year	+	9.89%
Five Years	+	5.63%
Inception (8/2/10)	+	5.82%
1.

The Balanced Allocation Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s adviser. The Balanced Allocation Composite is constructed as follows: 40% Bloomberg Barclays U.S. Aggregate Index, 38% S&P 500® Index and 22% MSCI EAFE® NR Index.

2.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.

3.

The Growth Allocation Composite is an unmanaged index compiled by LIAC, the Fund’s adviser. The Growth Allocation Composite is constructed as follows: 30% Bloomberg Barclays U.S. Aggregate Index, 40% S&P 500® Index and 30% MSCI EAFE® NR Index.

4.

The Income Allocation Composite is an unmanaged index compiled by LIAC, the Fund’s adviser. The Income Allocation Composite is constructed as follows: 60% Bloomberg Barclays U.S. Aggregate Index, 30% S&P 500® Index and 10% MSCI EAFE® NR Index.

5.

The Bloomberg Barclays U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million par amount outstanding.

LVIP American Allocation Funds–3

LVIP American Allocation Funds

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2017 to December 31, 2017

Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). The Lincoln Life and LNY hold each Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of a Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Expense Analyses are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analyses are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017.

Actual Expenses

The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the tables, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds’ actual expenses shown in the tables reflect fee waivers in effect.

LVIP American Balanced Allocation Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Annualized Expense Ratio	Expenses Paid During Period 7/1/17 to 12/31/17*
Actual
Standard Class Shares	$1,000.00	$1,064.80	0.25%	$1.30
Service Class Shares	1,000.00	1,062.90	0.60%	3.12
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.95	0.25%	$1.28
Service Class Shares	1,000.00	1,022.18	0.60%	3.06

LVIP American Growth Allocation Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Annualized Expense Ratio	Expenses Paid During Period 7/1/17 to 12/31/17*
Actual
Standard Class Shares	$1,000.00	$1,077.30	0.25%	$1.31
Service Class Shares	1,000.00	1,075.40	0.60%	3.14
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.95	0.25%	$1.28
Service Class Shares	1,000.00	1,022.18	0.60%	3.06

LVIP American Income Allocation Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Annualized Expense Ratio	Expenses Paid During Period 7/1/17 to 12/31/17*
Actual
Standard Class Shares	$1,000.00	$1,044.00	0.28%	$1.44
Service Class Shares	1,000.00	1,042.20	0.63%	3.24
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.79	0.28%	$1.43
Service Class Shares	1,000.00	1,022.03	0.63%	3.21

*	“Expenses Paid During Period” are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Each Fund operates under a fund of funds structure. Each Fund invests substantially all of its assets in other investment companies (“Underlying Funds”). In addition to the Funds’ expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP American Allocation Funds–4

LVIP American Allocation Funds

Security Type/Sector Allocations (unaudited)

As of December 31, 2017

LVIP American Balanced Allocation Fund

Security Type/Sector	Percentage of Net Assets
Affiliated Investment	2.96%
Investment Company	2.96%
Fixed Income Fund	2.96%
Unaffiliated Investments	97.16%
Investment Companies	97.16%
Asset Allocation Fund	15.01%
Equity Funds	31.32%
Fixed Income Funds	31.65%
International Equity Funds	17.20%
International Fixed Income Fund	1.98%
Total Value of Securities	100.12%
Liabilities Net of Receivables and Other Assets	(0.12%)
Total Net Assets	100.00%

LVIP American Growth Allocation Fund

Security Type/Sector	Percentage of Net Assets
Affiliated Investment	2.96%
Investment Company	2.96%
Fixed Income Fund	2.96%
Unaffiliated Investments	97.14%
Investment Companies	97.14%
Asset Allocation Fund	10.98%
Equity Funds	36.27%
Fixed Income Funds	23.67%
International Equity Funds	26.22%
Total Value of Securities	100.10%
Liabilities Net of Receivables and Other Assets	(0.10%)
Total Net Assets	100.00%

LVIP American Income Allocation Fund

Security Type/Sector	Percentage of Net Assets
Investment Companies	100.00%
Asset Allocation Fund	14.05%
Equity Funds	22.30%
Fixed Income Funds	53.56%
International Equity Funds	7.11%
International Fixed Income Fund	2.98%
Total Value of Securities	100.00%
Liabilities Net of Receivables and Other Assets	0.00%
Total Net Assets	100.00%

LVIP American Allocation Funds–5

LVIP American Balanced Allocation Fund

Schedule of Investments

December 31, 2017

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT–2.96%
INVESTMENT COMPANY–2.96%
Fixed Income Fund–2.96%
✢American Funds Insurance Series®–Mortgage Bond Fund	2,611,174	$27,338,990

Total Affiliated Investment (Cost $26,831,342)		27,338,990

UNAFFILIATED INVESTMENTS–97.16%
INVESTMENT COMPANIES–97.16%
Asset Allocation Fund–15.01%
²American Funds®–Capital Income Builder	2,203,913	138,405,711

		138,405,711

Equity Funds–31.32%
²American Funds®–
AMCAP Fund	1,759,623	55,956,012
American Mutual Fund	1,358,601	55,444,498
✢American Funds Insurance Series®–
Blue Chip Income & Growth Fund	4,388,476	65,651,605
Growth Fund	718,849	55,962,394
Growth-Income Fund	1,109,962	55,742,276

		288,756,785

Fixed Income Funds–31.65%
✢American Funds®–Intermediate Bond Fund of America	5,474,459	72,919,800

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Fixed Income Funds (continued)
✢American Funds Insurance Series®–
Bond Fund	16,013,287	$173,263,764
High-Income Bond Fund	1,790,432	18,244,503
U.S. Government/AAA-Rated Securities Fund	2,263,180	27,339,215

		291,767,282

International Equity Funds–17.20%
✢American Funds Insurance Series®–
Global Growth & Income Fund	1,166,249	18,438,389
Global Small Capitalization Fund	1,473,746	37,403,671
International Fund	3,440,595	74,695,318
New World Fund	1,106,613	27,997,318

		158,534,696

International Fixed Income Fund–1.98%
✢American Funds Insurance Series®–Global Bond Fund	1,536,863	18,257,931

		18,257,931

Total Unaffiliated Investments (Cost $777,491,886)		895,722,405

TOTAL VALUE OF SECURITIES–100.12% (Cost $804,323,228)	923,061,395
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.12%)	(1,143,240)

NET ASSETS APPLICABLE TO 70,966,982 SHARES OUTSTANDING–100.00%	$921,918,155

²	Class R-6 shares.
✢	Class 1 shares.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Allocation Funds–6

LVIP American Growth Allocation Fund

Schedule of Investments

December 31, 2017

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT–2.96%
INVESTMENT COMPANY–2.96%
Fixed Income Fund–2.96%
✢American Funds Insurance Series®–Mortgage Bond Fund	2,553,336	$26,733,430

Total Affiliated Investment (Cost $26,565,156)		26,733,430

UNAFFILIATED INVESTMENTS–97.14%
INVESTMENT COMPANIES–97.14%
Asset Allocation Fund–10.98%
²American Funds®–Capital Income Builder	1,580,441	99,251,700

		99,251,700

Equity Funds–36.27%
²American Funds®–
AMCAP Fund	1,720,809	54,721,721
American Mutual Fund	1,550,032	63,256,801
✢American Funds Insurance Series®–
Blue Chip Income & Growth Fund	4,904,541	73,371,937
Growth Fund	702,989	54,727,683
Growth-Income Fund	1,628,189	81,767,672

		327,845,814

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Fixed Income Funds–23.67%
²American Funds®– Intermediate Bond Fund of America	4,684,062	$62,391,703
✢American Funds Insurance Series®–
Bond Fund	12,362,019	133,757,043
U.S. Government/AAA-Rated Securities Fund	1,475,365	17,822,412

		213,971,158

International Equity Funds–26.22%
²American Funds®–EuroPacific Growth Fund	323,454	18,158,688
✢American Funds Insurance Series®–
Global Growth & Income Fund	1,710,721	27,046,498
Global Small Capitalization Fund	1,801,589	45,724,338
International Fund	5,047,060	109,571,672
New World Fund	1,442,906	36,505,530

		237,006,726

Total Unaffiliated Investments (Cost $740,789,498)		878,075,398

TOTAL VALUE OF SECURITIES–100.10% (Cost $767,354,654)	904,808,828
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.10%)	(901,474)

NET ASSETS APPLICABLE TO 66,347,832 SHARES OUTSTANDING–100.00%	$903,907,354

²	Class R-6 shares.
✢	Class 1 shares.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Allocation Funds–7

LVIP American Income Allocation Fund

Schedule of Investments

December 31, 2017

	Number of Shares	Value (U.S. $)

INVESTMENT COMPANIES–100.00%
Asset Allocation Fund–14.05%
²American Funds®–Capital Income Builder	475,018	$29,831,119

		29,831,119

Equity Funds–22.30%
²American Funds®–
AMCAP Fund	338,644	10,768,884
American Mutual Fund	261,455	10,669,974
✢American Funds Insurance Series®–
Blue Chip Income & Growth Fund	724,081	10,832,251
Growth Fund	110,677	8,616,174
Growth-Income Fund	128,141	6,435,250

		47,322,533

Fixed Income Funds–53.56%
²American Funds®– Intermediate Bond Fund of America	1,896,259	25,258,171

	Number of Shares	Value (U.S. $)

INVESTMENT COMPANIES (continued)
Fixed Income Funds (continued)
✢American Funds Insurance Series®–
Bond Fund	5,838,677	$63,174,482
High-Income Bond Fund	413,446	4,213,013
Mortgage Bond Fund	803,968	8,417,541
U.S. Government/AAA-Rated Securities Fund	1,045,235	12,626,435

		113,689,642

International Equity Funds–7.11%
✢American Funds Insurance Series®–
Global Small Capitalization Fund	170,168	4,318,857
International Fund	297,954	6,468,575
New World Fund	170,372	4,310,404

		15,097,836

International Fixed Income Fund–2.98%
✢American Funds Insurance Series®–Global Bond Fund	532,348	6,324,294

		6,324,294

Total Investment Companies (Cost $194,679,299)		212,265,424

TOTAL VALUE OF SECURITIES–100.00% (Cost $194,679,299)	212,265,424
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–0.00%	(6,330)

NET ASSETS APPLICABLE TO 18,043,316 SHARES OUTSTANDING–100.00%	$212,259,094

²	Class R-6 shares.
✢	Class 1 shares.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Allocation Funds–8

LVIP American Allocation Funds

Statements of Assets and Liabilities

December 31, 2017

	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
ASSETS:
Affiliated investment, at value	$27,338,990	$26,733,430	$—
Unaffiliated investments, at value	895,722,405	878,075,398	212,265,424
Receivable for investments sold	211,935	124,732	15,965
Dividends receivable from investments	95,728	82,003	33,374
Receivable for fund shares sold	28,007	98,988	146,949

TOTAL ASSETS	923,397,065	905,114,551	212,461,712

LIABILITIES:
Payable for fund shares redeemed	706,474	538,687	31,547
Due to manager and affiliates	440,461	437,554	101,277
Due to custodian	230,364	134,120	18,142
Payable for investments purchased	77,210	72,563	31,078
Other accrued expenses payable	24,401	24,273	20,574

TOTAL LIABILITIES	1,478,910	1,207,197	202,618

TOTAL NET ASSETS	$921,918,155	$903,907,354	$212,259,094

Affiliated investment, at cost	$26,831,342	$26,565,156	$—
Unaffiliated investments, at cost	777,491,886	740,789,498	194,679,299

Standard Class:
Net Assets	$33,899,737	$15,690,957	$9,096,484
Shares Outstanding	2,608,032	1,151,039	772,860
Net Asset Value Per Share	$12.998	$13.632	$11.770

Service Class:
Net Assets	$888,018,418	$888,216,397	$203,162,610
Shares Outstanding	68,358,950	65,196,793	17,270,456
Net Asset Value Per Share	$12.991	$13.624	$11.764

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2017:
Shares of beneficial interest (unlimited authorization–no par)	$786,680,487	$743,383,101	$193,543,569
Undistributed net investment income	—	13,752	5,472
Accumulated net realized gain on investments	16,499,501	23,056,327	1,123,928
Net unrealized appreciation of investments	118,738,167	137,454,174	17,586,125

TOTAL NET ASSETS	$921,918,155	$903,907,354	$212,259,094

See accompanying notes, which are an integral part of the financial statements.

LVIP American Allocation Funds–9

LVIP American Allocation Funds

Statements of Operations

Year Ended December 31, 2017

	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
INVESTMENT INCOME:
Dividends from unaffiliated investments	$18,102,292	$16,231,201	$4,435,609
Dividends from affiliated investment	455,302	446,125	—

	18,557,594	16,677,326	4,435,609

EXPENSES:
Distribution fees-Service Class	2,957,711	2,987,460	681,229
Management fees	2,192,679	2,170,611	507,051
Shareholder servicing fees	173,785	171,411	39,997
Accounting and administration expenses	88,819	88,336	43,541
Professional fees	34,519	34,310	22,868
Reports and statements to shareholders	26,444	20,360	9,095
Trustees’ fees and expenses	24,078	23,909	5,545
Custodian fees	17,241	17,982	7,048
Consulting fees	4,688	4,642	2,419
Pricing fees	37	33	8
Other	11,380	11,835	2,458

	5,531,381	5,530,889	1,321,259
Less:
Management fees waived	(438,536)	(434,122)	(101,410)

Total operating expenses	5,092,845	5,096,767	1,219,849

NET INVESTMENT INCOME	13,464,749	11,580,559	3,215,760

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Distributions from unaffiliated investments	19,326,470	19,906,207	3,803,552
Distributions from affiliated investment	160,095	157,221	—
Sale of unaffiliated investments	11,625,166	18,157,387	734,462
Sale of affiliated investment	(17,907)	(13,599)	—

Net realized gain	31,093,824	38,207,216	4,538,014

Net change in unrealized appreciation (depreciation) of:
Unaffiliated investments	73,059,684	87,321,622	11,282,721
Affiliated investment	(225,011)	(218,803)	—

Net change in unrealized appreciation (depreciation)	72,834,673	87,102,819	11,282,721

NET REALIZED AND UNREALIZED GAIN	103,928,497	125,310,035	15,820,735

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$117,393,246	$136,890,594	$19,036,495

See accompanying notes, which are an integral part of the financial statements.

LVIP American Allocation Funds–10

LVIP American Allocation Funds

Statements of Changes in Net Assets

	LVIP American Balanced Allocation Fund		LVIP American Growth Allocation Fund		LVIP American Income Allocation Fund
	Year Ended		Year Ended		Year Ended
	12/31/17	12/31/16	12/31/17	12/31/16	12/31/17	12/31/16
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$13,464,749	$13,162,874	$11,580,559	$12,450,293	$3,215,760	$3,320,996
Net realized gain	31,093,824	19,373,333	38,207,216	24,449,679	4,538,014	3,060,450
Net change in unrealized appreciation (depreciation)	72,834,673	13,868,453	87,102,819	12,706,103	11,282,721	3,322,592

Net increase in net assets resulting from operations	117,393,246	46,404,660	136,890,594	49,606,075	19,036,495	9,704,038

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(721,333)	(641,069)	(291,649)	(312,758)	(209,741)	(176,601)
Service Class	(15,906,241)	(14,073,966)	(13,616,480)	(13,697,791)	(4,011,803)	(3,586,143)
Net realized gain:
Standard Class	(812,947)	(1,471,927)	(493,678)	(706,457)	(140,061)	(209,830)
Service Class	(21,795,376)	(32,803,483)	(28,050,253)	(38,155,745)	(3,073,081)	(5,116,191)

	(39,235,897)	(48,990,445)	(42,452,060)	(52,872,751)	(7,434,686)	(9,088,765)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	5,215,257	11,029,343	2,093,259	4,974,358	2,588,037	1,644,173
Service Class	99,370,434	83,162,842	64,075,787	60,262,671	33,123,000	34,037,807
Reinvestment of dividends and distributions:
Standard Class	1,534,280	2,112,996	785,327	1,019,215	349,802	386,431
Service Class	37,701,617	46,877,448	41,666,733	51,853,536	7,084,884	8,702,334

	143,821,588	143,182,629	108,621,106	118,109,780	43,145,723	44,770,745

Cost of shares redeemed:
Standard Class	(6,197,493)	(12,696,961)	(4,247,596)	(4,341,222)	(2,056,827)	(1,637,747)
Service Class	(119,124,542)	(115,338,686)	(125,666,753)	(112,969,084)	(33,738,725)	(35,409,021)

	(125,322,035)	(128,035,647)	(129,914,349)	(117,310,306)	(35,795,552)	(37,046,768)

Increase (decrease) in net assets derived from capital share transactions	18,499,553	15,146,982	(21,293,243)	799,474	7,350,171	7,723,977

NET INCREASE (DECREASE) IN NET ASSETS	96,656,902	12,561,197	73,145,291	(2,467,202)	18,951,980	8,339,250
NET ASSETS:
Beginning of year.	825,261,253	812,700,056	830,762,063	833,229,265	193,307,114	184,967,864

End of year	$921,918,155	$825,261,253	$903,907,354	$830,762,063	$212,259,094	$193,307,114

Undistributed net investment income	$—	$—	$13,752	$—	$5,472	$—

See accompanying notes, which are an integral part of the financial statements.

LVIP American Allocation Funds–11

LVIP American Balanced Allocation Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP American Balanced Allocation Fund Standard Class Year Ended
	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Net asset value, beginning of period	$11.865	$11.893	$12.768	$12.820	$11.416

Income (loss) from investment operations:
Net investment income[1]	0.238	0.235	0.237	0.279	0.246
Net realized and unrealized gain (loss)	1.508	0.503	(0.328)	0.453	1.463

Total from investment operations	1.746	0.738	(0.091)	0.732	1.709

Less dividends and distributions from:
Net investment income	(0.282)	(0.256)	(0.363)	(0.297)	(0.257)
Net realized gain	(0.331)	(0.510)	(0.421)	(0.487)	(0.048)

Total dividends and distributions	(0.613)	(0.766)	(0.784)	(0.784)	(0.305)

Net asset value, end of period	$12.998	$11.865	$11.893	$12.768	$12.820

Total return[2]	14.80%	6.20%	(0.68% )	5.74%	14.98%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$33,900	$30,474	$30,201	$30,939	$29,314
Ratio of expenses to average net assets[3]	0.24%	0.23%	0.22%	0.22%	0.22%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.29%	0.28%	0.27%	0.27%	0.28%
Ratio of net investment income to average net assets	1.87%	1.94%	1.85%	2.13%	2.01%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.82%	1.89%	1.80%	2.08%	1.95%
Portfolio turnover	27%	30%	25%	19%	49%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Allocation Funds–12

LVIP American Balanced Allocation Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP American Balanced Allocation Fund Service Class Year Ended
	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Net asset value, beginning of period	$11.860	$11.890	$12.765	$12.818	$11.416

Income (loss) from investment operations:
Net investment income[1]	0.193	0.192	0.192	0.233	0.202
Net realized and unrealized gain (loss)	1.506	0.501	(0.328)	0.452	1.462

Total from investment operations	1.699	0.693	(0.136)	0.685	1.664

Less dividends and distributions from:
Net investment income	(0.237)	(0.213)	(0.318)	(0.251)	(0.214)
Net realized gain	(0.331)	(0.510)	(0.421)	(0.487)	(0.048)

Total dividends and distributions	(0.568)	(0.723)	(0.739)	(0.738)	(0.262)

Net asset value, end of period	$12.991	$11.860	$11.890	$12.765	$12.818

Total return[2]	14.41%	5.83%	(1.03% )	5.37%	14.59%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$888,018	$794,787	$782,499	$819,047	$778,627
Ratio of expenses to average net assets[3]	0.59%	0.58%	0.57%	0.57%	0.57%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.64%	0.63%	0.62%	0.62%	0.63%
Ratio of net investment income to average net assets	1.52%	1.59%	1.50%	1.78%	1.66%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.47%	1.54%	1.45%	1.73%	1.60%
Portfolio turnover	27%	30%	25%	19%	49%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Allocation Funds–13

LVIP American Growth Allocation Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP American Growth Allocation Fund Standard Class Year Ended
	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Net asset value, beginning of period	$12.207	$12.265	$13.298	$13.297	$11.526

Income (loss) from investment operations:
Net investment income[1]	0.222	0.229	0.243	0.287	0.247
Net realized and unrealized gain (loss)	1.904	0.561	(0.369)	0.459	1.820

Total from investment operations	2.126	0.790	(0.126)	0.746	2.067

Less dividends and distributions from:
Net investment income	(0.258)	(0.251)	(0.370)	(0.303)	(0.247)
Net realized gain	(0.443)	(0.597)	(0.537)	(0.442)	(0.049)

Total dividends and distributions	(0.701)	(0.848)	(0.907)	(0.745)	(0.296)

Net asset value, end of period	$13.632	$12.207	$12.265	$13.298	$13.297

Total return[2]	17.56%	6.45%	(0.89% )	5.63%	17.94%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$15,691	$15,462	$13,884	$15,753	$14,903
Ratio of expenses to average net assets[3]	0.24%	0.22%	0.22%	0.22%	0.22%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.29%	0.27%	0.27%	0.27%	0.28%
Ratio of net investment income to average net assets	1.68%	1.84%	1.82%	2.11%	1.97%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.63%	1.79%	1.77%	2.06%	1.91%
Portfolio turnover	26%	30%	23%	19%	42%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Allocation Funds–14

LVIP American Growth Allocation Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP American Growth Allocation Fund Service Class Year Ended
	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Net asset value, beginning of period	$12.203	$12.263	$13.295	$13.295	$11.527

Income (loss) from investment operations:
Net investment income[1]	0.175	0.185	0.196	0.239	0.202
Net realized and unrealized gain (loss)	1.901	0.560	(0.368)	0.458	1.818

Total from investment operations	2.076	0.745	(0.172)	0.697	2.020

Less dividends and distributions from:
Net investment income	(0.212)	(0.208)	(0.323)	(0.255)	(0.203)
Net realized gain	(0.443)	(0.597)	(0.537)	(0.442)	(0.049)

Total dividends and distributions	(0.655)	(0.805)	(0.860)	(0.697)	(0.252)

Net asset value, end of period	$13.624	$12.203	$12.263	$13.295	$13.295

Total return[2]	17.15%	6.08%	(1.23% )	5.26%	17.53%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$888,216	$815,300	$819,345	$845,384	$783,260
Ratio of expenses to average net assets[3]	0.59%	0.57%	0.57%	0.57%	0.57%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.64%	0.62%	0.62%	0.62%	0.63%
Ratio of net investment income to average net assets	1.33%	1.49%	1.47%	1.76%	1.62%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.28%	1.44%	1.42%	1.71%	1.56%
Portfolio turnover	26%	30%	23%	19%	42%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Allocation Funds–15

LVIP American Income Allocation Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP American Income Allocation Fund Standard Class Year Ended
	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Net asset value, beginning of period	$11.098	$11.047	$11.827	$11.937	$11.208

Income (loss) from investment operations:
Net investment income[1]	0.225	0.234	0.226	0.266	0.231
Net realized and unrealized gain (loss)	0.911	0.388	(0.310)	0.469	0.771

Total from investment operations	1.136	0.622	(0.084)	0.735	1.002

Less dividends and distributions from:
Net investment income	(0.278)	(0.258)	(0.361)	(0.300)	(0.254)
Net realized gain	(0.186)	(0.313)	(0.335)	(0.545)	(0.019)

Total dividends and distributions	(0.464)	(0.571)	(0.696)	(0.845)	(0.273)

Net asset value, end of period	$11.770	$11.098	$11.047	$11.827	$11.937

Total return[2]	10.27%	5.62%	(0.70% )	6.20%	8.95%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 9,096	$ 7,772	$ 7,355	$ 8,346	$ 6,351
Ratio of expenses to average net assets[3]	0.27%	0.25%	0.25%	0.24%	0.25%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.32%	0.30%	0.30%	0.29%	0.30%
Ratio of net investment income to average net assets	1.92%	2.06%	1.91%	2.17%	1.97%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.87%	2.01%	1.86%	2.12%	1.92%
Portfolio turnover	32%	31%	31%	22%	61%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Allocation Funds–16

LVIP American Income Allocation Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP American Income Allocation Fund Service Class Year Ended
	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Net asset value, beginning of period	$11.094	$11.044	$11.823	$11.934	$11.207

Income (loss) from investment operations:
Net investment income[1]	0.183	0.194	0.184	0.223	0.190
Net realized and unrealized gain (loss)	0.910	0.387	(0.308)	0.468	0.769

Total from investment operations	1.093	0.581	(0.124)	0.691	0.959

Less dividends and distributions from:
Net investment income	(0.237)	(0.218)	(0.320)	(0.257)	(0.213)
Net realized gain	(0.186)	(0.313)	(0.335)	(0.545)	(0.019)

Total dividends and distributions	(0.423)	(0.531)	(0.655)	(0.802)	(0.232)

Net asset value, end of period	$11.764	$11.094	$11.044	$11.823	$11.934

Total return[2]	9.89%	5.25%	(1.04% )	5.84%	8.57%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$203,163	$185,535	$177,613	$203,605	$208,183
Ratio of expenses to average net assets[3]	0.62%	0.60%	0.60%	0.59%	0.60%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.67%	0.65%	0.65%	0.64%	0.65%
Ratio of net investment income to average net assets	1.57%	1.71%	1.56%	1.82%	1.62%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.52%	1.66%	1.51%	1.77%	1.57%
Portfolio turnover	32%	31%	31%	22%	61%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Allocation Funds–17

LVIP American Allocation Funds

Notes to Financial Statements

December 31, 2017

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 92 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP American Balanced Allocation Fund, LVIP American Growth Allocation Fund and LVIP American Income Allocation Fund (each, a “Fund”, and collectively, the “Funds”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are diversified management investment companies registered under the 1940 Act. Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Funds’ shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

Each Fund operates under a fund of funds structure and invests substantially all of its assets in the American Funds Insurance Series® funds and American Funds® retail funds (collectively, the “Underlying Funds”). The Underlying Funds, which are advised by an unaffiliated adviser, invest in U.S. and foreign stocks, bonds and money market instruments. In addition to investment company investments, each Fund may invest in individual securities, such as money market instruments. Financial statements for the Underlying Funds can be found at www.sec.gov.

The investment objective of the LVIP American Balanced Allocation Fund is to seek to have a balance between a high level of current income and growth of capital, with an emphasis on growth of capital.

The investment objective of the LVIP American Growth Allocation Fund is to seek to have a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.

The investment objective of the LVIP American Income Allocation Fund is to seek to have a high level of current income with some consideration given to growth of capital.

1. Significant Accounting Policies

Each Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, each Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Funds.

Security Valuation–The Funds value Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information. Investments in government money market funds have a stable NAV.

Federal Income Taxes–No provision for federal income taxes has been made because each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on each Funds’ federal income tax returns through the year ended December 31, 2017 and for all open tax years (years ended December 31, 2014–December 31, 2016), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statements of Operations. During the year ended December 31, 2017, the Funds did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date. The Funds declare and distribute dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

LVIP American Allocation Funds–18

LVIP American Allocation Funds

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

The Funds may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2017.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of each Fund’s investment portfolio, and providing certain administrative services to each Fund. For its services, LIAC receives a management fee at an annual rate of 0.25% of the average daily net assets of each Fund. The fee is calculated daily and paid monthly. The fee is in addition to the management fees indirectly paid to the investment advisers of the Underlying Funds. LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.05% of the average daily net assets of each Fund. This agreement will continue through at least April 30, 2018, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (“Board”) and LIAC.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, the Funds reimburse Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statements of Operations. For the year ended December 31, 2017, costs for these administrative and legal services were as follows:

	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Administrative	$49,560	$49,144	$11,402
Legal	8,621	8,560	1,988

Lincoln Life also provides certain contract holder and additional corporate services to the Funds. Effective May 1, 2017, the each Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the average daily net assets of each Fund, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.

Lincoln Life also prints and mails Fund documents on behalf of the Funds. The cost of these services is included in “Reports and statements to shareholders” on the Statements of Operations. The Funds reimburse Lincoln Life for the cost of these services. For the year ended December 31, 2017, these fees were as follows:

	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Printing and mailing	$17,592	$11,659	$4,194

The Funds currently offer two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to their distribution and service plan, the Funds are authorized to pay out of the assets of the Service Class shares, Lincoln Life, LNY, or other, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.

In addition to the management fees and other expenses reflected on the Statements of Operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds in which they invest. Because each of the Underlying Funds has varied expense and fee levels, and the Funds may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.

LVIP American Allocation Funds–19

LVIP American Allocation Funds

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

At December 31, 2017, the Funds had liabilities payable to affiliates as follows:

	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Management fees payable to LIAC	$155,598	$152,743	$35,915
Distribution fees payable to LFD	262,301	262,663	60,154
Shareholder servicing fees payable to Lincoln Life	22,562	22,148	5,208

Certain officers and trustees of the Funds are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Funds. The Funds pay compensation to unaffiliated trustees.

Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers’ outstanding securities (non-LVIP Funds or ETFs). Affiliated investments of the Funds and the corresponding investment activity for the year ended December 31, 2017, were as follows:

LVIP American Balanced Allocation Fund

	Value 12/31/16	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/17	Dividends	Capital Gain Distributions
American Funds Insurance Series® - Mortgage Bond Fund	$24,794,514	$4,847,882	$2,060,488	$(17,907)	$(225,011)	$27,338,990	$455,302	$160,095

LVIP American Growth Allocation Fund

	Value 12/31/16	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/17	Dividends	Capital Gain Distributions
American Funds Insurance Series® - Mortgage Bond Fund	$24,966,580	$4,676,829	$2,677,577	$(13,599)	$(218,803)	$26,733,430	$446,125	$157,221

3. Investments

For the year ended December 31, 2017, each Fund made purchases and sales of investment securities other than short-term investments as follows:

	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Purchases	$251,656,949	$225,823,526	$71,729,926
Sales	240,290,811	258,282,105	65,187,209

At December 31, 2017, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for each Fund were as follows:

	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Cost of investments	$814,368,200	$778,466,163	$196,875,124

Aggregate unrealized appreciation of investments	$121,125,835	$139,041,100	$ 18,332,970
Aggregate unrealized depreciation of investments	(12,432,640)	(12,698,435)	(2,942,670)

Net unrealized appreciation of investments	$108,693,195	$126,342,665	$ 15,390,300

U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions

LVIP American Allocation Funds–20

LVIP American Allocation Funds

Notes to Financial Statements (continued)

3. Investments (continued)

market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including each Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of each Fund’s investments by fair value hierarchy levels as of December 31, 2017:

Level 1	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Investments:

Assets:
Affiliated Investment Company	$ 27,338,990	$ 26,733,430	$ —
Unaffiliated Investment Companies	895,722,405	878,075,398	212,265,424

Total Investments	$923,061,395	$904,808,828	$212,265,424

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2017, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Funds’ policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2017 and 2016 was as follows:

	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Year ended December 31, 2017
Ordinary income	$18,244,768	$15,151,387	$4,516,177
Long-term capital gains	20,991,129	27,300,673	2,918,509

Total	$39,235,897	$42,452,060	$7,434,686

Year ended December 31, 2016
Ordinary income	$14,426,469	$13,735,604	$3,732,549
Long-term capital gains	34,563,976	39,137,147	5,356,216

Total	$48,990,445	$52,872,751	$9,088,765

LVIP American Allocation Funds–21

LVIP American Allocation Funds

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis

As of December 31, 2017, the components of net assets on a tax basis were as follows:

	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Shares of beneficial interest	$786,680,487	$743,383,101	$193,543,569
Undistributed ordinary income	—	23,499	18,708
Undistributed long-term capital gains	26,544,473	34,158,089	3,306,517
Net unrealized appreciation	108,693,195	126,342,665	15,390,300

Net assets	$921,918,155	$903,907,354	$212,259,094

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of distributions received from the Underlying Funds and re-designation of dividends and distributions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2017, the Funds recorded the following reclassifications:

	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Undistributed net investment income	$ 3,162,825	$ 2,341,322	$ 1,011,256
Accumulated net realized gain	(3,162,825)	(2,341,322)	(1,011,256)

6. Capital Shares

Transactions in capital shares were as follows:

	LVIP American Balanced Allocation Fund		LVIP American Growth Allocation Fund		LVIP American Income Allocation Fund
	Year Ended		Year Ended		Year Ended
	12/31/17	12/31/16	12/31/17	12/31/16	12/31/17	12/31/16
Shares sold:
Standard Class	407,617	893,691	159,613	401,133	221,748	146,485
Service Class	7,859,497	6,899,895	4,892,134	4,926,830	2,846,985	2,999,806
Shares reinvested:
Standard Class	118,524	175,472	58,243	82,413	29,665	34,315
Service Class	2,919,089	3,900,671	3,099,352	4,198,845	601,624	773,215

	11,304,727	11,869,729	8,209,342	9,609,221	3,700,022	3,953,821

Shares redeemed:
Standard Class	(486,620)	(1,040,137)	(333,450)	(348,926)	(178,842)	(146,241)
Service Class	(9,432,168)	(9,599,470)	(9,608,170)	(9,126,678)	(2,901,780)	(3,131,472)

	(9,918,788)	(10,639,607)	(9,941,620)	(9,475,604)	(3,080,622)	(3,277,713)

Net increase (decrease)	1,385,939	1,230,122	(1,732,278)	133,617	619,400	676,108

7. Contractual Obligations

The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown; however, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of material loss to be remote.

8. Recent Regulatory Reporting Updates

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amended Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. As of August 1, 2017, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Funds’ financial statements and related disclosures or impact the Funds’ net assets or results of operations.

LVIP American Allocation Funds–22

LVIP American Allocation Funds

Notes to Financial Statements (continued)

9. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Funds’ financial statements.

LVIP American Allocation Funds–23

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of LVIP American Balanced Allocation Fund, LVIP American Growth Allocation Fund and LVIP American Income Allocation Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of LVIP American Balanced Allocation Fund, LVIP American Growth Allocation Fund and LVIP American Income Allocation Fund (collectively referred to as the “Funds”) (three of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedules of investments, as of December 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (three of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.

Philadelphia, Pennsylvania

February 22, 2018

LVIP American Allocation Funds–24

LVIP American Allocation Funds

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2017, the Funds report distributions paid during the year as follows:

	(A) Ordinary Income Total Distributions (Tax Basis)	(B) Long-Term Capital Gain Distributions (Tax Basis)	Total Distributions (Tax Basis)
LVIP American Balanced Allocation Fund	46.50%	53.50%	100.00%
LVIP American Growth Allocation Fund	35.69%	64.31%	100.00%
LVIP American Income Allocation Fund	60.74%	39.26%	100.00%

(A) and (B) are based on a percentage of the Funds’ total distributions.

Approval of Investment Management Agreements

On August 22-23 and September 11-12, 2017, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) (the “Advisory Agreement”) for various series of the Trust (each a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“LincolnLife”) and Morningstar, Inc. (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and Morningstar provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information, and LIAC provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the{ Advisory Agreement. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreement be renewed. The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreement. In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding the structure of portfolio manager compensation, brokerage practices, risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar for the standard class of each Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three and five year periods, as applicable, ended March 31, 2017. The Board also received return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category.

The Board reviewed the LVIP American Balanced Allocation Fund’s total return and standard deviation compared to the total return and standard deviation of a peer group of funds included in the Morningstar Allocation – 50% to 70% Equity funds category and a custom index (Balanced Allocation Composite). The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and above the benchmark index for the one year period and below the return of the Morningstar peer group median and the benchmark index for the three and five year periods. The Board considered LIAC’s comment that underperformance was primarily due to the Fund’s overweight allocation to international markets, which have lagged U.S. markets over recent periods. The Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the LVIP American Growth Allocation Fund’s total return and standard deviation compared to the total return and standard deviation of a peer group of funds included in the Morningstar Allocation–50% to 70% Equity funds category and a custom index (Growth Allocation

LVIP American Allocation Funds–25

LVIP American Allocation Funds

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreements (continued)

Composite). The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and the benchmark index for the one year period and above the return of the Morningstar peer group median and below the benchmark index for the three and five year periods. The Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the LVIP American Income Allocation Fund’s total return and standard deviation compared to the total return and standard deviation of a peer group of funds included in the Morningstar Allocation – 30% to 50% Equity funds category and a custom index (Income Allocation Composite). The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and above the benchmark index for the one year period and above the return of the Morningstar peer group median and below the benchmark index for the three and five year periods. The Board concluded that the services provided by LIAC were satisfactory.

Management Fee. The Board reviewed each Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of the Morningstar peer group median and category median for each Fund. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2018 for each of the Funds. The Board noted that the investment management fee for each of LVIP American Balanced Allocation Fund, LVIP American Growth Allocation Fund and LVIP American Income Allocation Fund was higher than the median investment management fee of the Fund’s respective Morningstar peer group. The Board considered that each Fund’s net expense ratio (plus AFFE) for each of LVIP American Balanced Allocation Fund, LVIP American Growth Allocation Fund and LVIP American Income Allocation Fund was lower than the median net expense ratio (including AFFE) of its respective Morningstar peer group. The Board noted that the investment management fee for LVIP American Preservation Fund was lower than the median investment management fee of its Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that each Fund’s investment management fee, coupled with the applicable advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver for each Fund through April 30, 2018 and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds, for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for each Fund are fair and reasonable, and that the continuation of the Advisory Agreement is in the best interests of each Fund.

LVIP American Allocation Funds–26

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.

The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.

The term Fund Complex includes the 92 series of Lincoln Variable Insurance Products Trust.

Interested Trustee

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	Formerly: Lincoln Advisors Trust

* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of both the Advisor and The Lincoln National Life Insurance Company, the parent company of the Trust’s Adviser.

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	92	Formerly: Lincoln Advisors Trust

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	Formerly: Lincoln Advisors Trust

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	Formerly: Lincoln Advisors Trust

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Formerly: Lincoln Advisors Trust

LVIP American Allocation Funds–27

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Charles I. Plosser*** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Public Governor for the Financial Industry Regulatory Authority (FINRA); Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	92	Rochester Gas and Electric Corporation

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Associated Grocers of New England (Director Emeritus); Formerly: Lincoln Trust Advisors

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	Formerly: Lincoln Advisors Trust

Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	92	St. Vincent Health; Formerly: Lincoln Advisors Trust

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	92	Formerly: Lincoln Advisors Trust

Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012	92	Trustee of Fund Vantage Trust

** Steve A. Cobb, is the son-in-law of Kenneth G. Stella.

*** Charles I. Plosser was appointed Trustee effective January 1, 2018.

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.

Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.

LVIP American Allocation Funds–28

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.

Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Vice President, Secretary, and Chief Legal Officer	Since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President and Chief Compliance Officer, Lincoln National Corporation; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Deputy General Counsel, Janney Montgomery Scott LLC.

Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.

Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.

John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

LVIP American Allocation Funds–29

LVIP American Century Select Mid Cap Managed

Volatility Fund

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2017

LVIP American Century Select

Mid Cap Managed Volatility Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP American Century Select Mid Cap Managed Volatility Fund

2017 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation

Subadvised by: SSGA Funds Management, Inc.

The Fund returned 13.79% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2017, while its benchmark the Russell Midcap® Value Index1, returned 13.34% during the same period.

Because of expectations related to the pro-growth agenda espoused by newly-elected President Trump and U.S. Republicans, which included tax reform and less regulation, the US equity markets began 2017 positively as a continuation of the momentum experienced after Trump’s election in November 2016. Furthermore, economies outside of the U.S. largely continued accommodative monetary policies and, in many cases, expansionary fiscal policies, that were also supportive to non-U.S. equity markets from the outset of the year. As the year progressed, the International Monetary Fund (“the IMF”) upwardly revised economic growth estimates for many non-U.S. economies, including the European Union, Japan and many emerging market countries, with U.S economic growth being revised upward to a lesser extent. This synchronized global economic growth was the foundation for equity markets generating strong positive returns in 2017, along with non-U.S. equity markets outperforming U.S. equity markets for the first time since 2012 because many of those economies are in the early stages of an earnings recovery cycle. It is also notable that these returns were generated while encountering historically low volatility throughout the year.

As we expected, the Federal Reserve continued its path toward normalization of interest rates, with three 25-basis point interest rate increases during 2017 that brought the target Fed Funds rate to 1.25%-1.50%. Despite these increases to short-term interest rates and a forecast of continued increases in 2018 and beyond, longer term interest rates stayed stubbornly low as the U.S. 10-year Treasury yield ended 2017 seven basis points lower than the end of 2016, and actually spent most of the year even lower. This dynamic, combined with credit spreads steadily tightening throughout 2017, allowed the major fixed income indexes to register positive returns.

For the full year, there was wide dispersion across investment style and size. Growth stocks outperformed value stocks across most asset classes. Additionally, large cap stocks outperformed small cap stocks, with emerging market equities being the notable exception where small cap stocks outperformed large cap stocks. The Information Technology sector was the leading performer, by a wide margin, in the U.S equity markets, with Energy and Telecom being the notable laggards. An interesting dynamic that manifested itself seemed to be that one or two industries seemed to dominate positive returns within each sector. For example, refining led the energy sector by a wide margin, homebuilders and casinos led the consumer sector, etc.

The Fund invests primarily in mid cap value stocks, but a focus on balance sheet strength gives the Fund a high quality bias and helps to protect capital on the downside. Thus, the Fund will likely provide better returns during markets when high quality stocks and the value style outperform, and may underperform during markets driven by low quality stocks and/or a preference for the growth style. The Fund performed relatively well during 2017 despite headwinds for the manager’s style.

The volatility management overlay component of the LVIP American Century Select MidCap Managed Volatility Fund did not have a meaningful impact on relative performance during 2017. During the past year, global equity markets experienced historically low levels of volatility, which allowed for the Fund’s volatility management overlay to be less impactful to overall Fund results given that volatility management strategies are designed to add value in the bear market portion of market cycles.

Portfolio Managers:
Lincoln Investment Advisors Corporation:	Jay Shearon
Amritansh Tewary
Alex Zeng

SSGA Funds Management, Inc.:	Timothy Furbush
Lorne Johnson
Michael Martel
Philip Lee

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 1/2/14 through 12/31/17

This chart illustrates, hypothetically, that $10,000 was invested in LVIP American Century Select Mid Cap Managed Volatility Fund shares on 1/2/14 (commencement of operations). As the chart shows, by 12/31/17, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $14,709 for the Standard Class shares and to $14,506 for the Service Class shares. For comparison, look at how the Russell Midcap® Value Index did over the same period. The same $10,000 investment would have increased to $14,861. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP American Century Select Mid Cap Managed Volatility Fund–1

LVIP American Century Select Mid Cap Managed Volatility Fund

2017 Annual Report Commentary (unaudited) (continued)

Average annual total returns on investment	Ended 12/31/17
Standard Class Shares
One Year	+ 13.79%
Inception (1/2/14)	+ 10.14%
Service Class Shares
One Year	+ 13.39%
Inception (1/2/14)	+ 9.76%

1.	The Russell Midcap® Value Index measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth value.

LVIP American Century Select Mid Cap Managed Volatility Fund–2

LVIP American Century Select Mid Cap Managed Volatility Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2017 to December 31, 2017

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers and reimbursements in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Annualized Expense Ratio	Expenses Paid During Period 7/1/17 to 12/31/17*
Actual
Standard Class Shares	$1,000.00	$1,078.30	0.06%	$0.31
Service Class Shares	1,000.00	1,076.40	0.41%	2.15
Hypothetical (5% return before expenses)*
Standard Class Shares	$1,000.00	$1,024.90	0.06%	$0.31
Service Class Shares	1,000.00	1,023.14	0.41%	2.09

*	“Expenses Paid During Period” are equal to a Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies (“Underlying Funds”). In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in the table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP American Century Select Mid Cap Managed Volatility Fund–3

LVIP American Century Select Mid Cap Managed Volatility Fund

Security Type/Sector Allocation (unaudited)

As of December 31, 2017

Security Type/Sector	Percentage of Net Assets
Affiliated Investments	95.09%
Investment Companies	95.09%
Equity Funds	95.09%
Unaffiliated Investment	4.88%
Investment Company	4.88%
Money Market Fund	4.88%
Total Value of Securities	99.97%
Receivables and Other Assets Net of Liabilities	0.03%
Total Net Assets	100.00%

LVIP American Century Select Mid Cap Managed Volatility Fund–4

LVIP American Century Select Mid Cap Managed Volatility Fund

Schedule of Investments

December 31, 2017

	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–95.09%
INVESTMENT COMPANIES–95.09%
Equity Funds–95.09%
*American Century VP– Capital Appreciation Fund	4,653,250	$69,938,343
Mid Cap Value Fund	12,276,098	279,281,226

Total Affiliated Investments (Cost $303,212,278)		349,219,569

	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENT–4.88%
INVESTMENT COMPANY–4.88%
Money Market Fund–4.88%
Dreyfus Treasury & Agency Cash Management Fund–Institutional Shares (seven-day effective yield 1.15%)	17,902,016	$17,902,016

Total Unaffiliated Investment (Cost $17,902,016)		17,902,016

TOTAL VALUE OF SECURITIES–99.97% (Cost $321,114,294)	367,121,585
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.03%	124,965

NET ASSETS APPLICABLE TO 26,620,315 SHARES OUTSTANDING–100.00%	$367,246,550

*	Class I shares.

The following futures contracts were outstanding at December 31, 2017:1

Futures Contracts

Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation	Value/ Unrealized Depreciation
Currency Contracts:
3	British Pound	$ 254,194	$ 250,959	3/20/18	$3,235	$—
3	Euro	452,831	443,259	3/20/18	9,572	—
3	Japanese Yen	334,275	332,015	3/20/18	2,260	—

					15,067	—

Equity Contracts:
15	E-mini Russell 2000 Index	1,152,375	1,133,434	3/19/18	18,941	—
59	E-mini S&P 500 Index	7,894,200	7,794,477	3/19/18	99,723	—
38	E-mini S&P MidCap 400 Index	7,229,120	7,172,069	3/19/18	57,051	—
9	Euro STOXX 50 Index	377,197	386,299	3/19/18	—	(9,102)
3	FTSE 100 Index	309,373	295,454	3/19/18	13,919	—
2	Nikkei 225 Index (OSE)	403,816	401,519	3/9/18	2,297	—

					191,931	(9,102)

Total Futures Contracts					$206,998	$(9,102)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

Summary of Abbreviations:

FTSE–Financial Times Stock Exchange

OSE–Osaka Securities Exchange

S&P–Standard & Poor’s

See accompanying notes, which are an integral part of the financial statements.

LVIP American Century Select Mid Cap Managed Volatility Fund–5

LVIP American Century Select Mid Cap Managed Volatility Fund

Statement of Assets and Liabilities

December 31, 2017

ASSETS:
Affiliated investments, at value	$349,219,569
Unaffiliated investment, at value	17,902,016
Cash collateral held at broker for futures contracts	607,226
Receivable for fund shares sold	301,810
Expense reimbursement from Lincoln Investment Advisor Corporation	20,994
Cash	19,945
Dividends receivable from investments	13,895

TOTAL ASSETS	368,085,455

LIABILITIES:
Payable for fund shares redeemed	431,618
Payable for investments purchased	169,574
Due to manager and affiliates	135,634
Variation margin due to broker on futures contracts	76,976
Other accrued expenses payable	25,103

TOTAL LIABILITIES	838,905

TOTAL NET ASSETS	$367,246,550

Affiliated investments, at cost	$303,212,278
Unaffiliated investment, at cost	17,902,016

Standard Class:
Net Assets	$14,708
Shares Outstanding	1,066
Net Asset Value Per Share	$13.797	*

Service Class:
Net Assets	$367,231,842
Shares Outstanding	26,619,249
Net Asset Value Per Share	$13.796

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2017:
Shares of beneficial interest (unlimited authorization–no par)	$308,400,318
Undistributed net investment income	546,587
Accumulated net realized gain on investments	12,094,462
Net unrealized appreciation of investments, foreign currencies and derivatives	46,205,183

TOTAL NET ASSETS	$367,246,550

* Net Asset Value Per Share does not recalculate exactly, due to rounding.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Century Select Mid Cap Managed Volatility Fund–6

LVIP American Century Select Mid Cap

Managed Volatility Fund

Statement of Operations

Year Ended December 31, 2017

INVESTMENT INCOME:
Dividends from affiliated investments	$3,943,937
Dividends from unaffiliated investment	155,719

4,099,656

EXPENSES:
Management fees	2,494,385
Distribution fees-Service Class	1,163,999
Shareholder servicing fees	67,629
Accounting and administration expenses	51,733
Reports and statements to shareholders	30,437
Professional fees.	29,706
Trustees’ fees and expenses	8,906
Custodian fees	7,800
Consulting fees	4,834
Pricing fees	253
Other	1,886

3,861,568
Less:
Management fees waived	(2,294,835)
Expenses reimbursed	(203,006)
Expenses paid indirectly	(178)

Total operating expenses	1,363,549

NET INVESTMENT INCOME	2,736,107

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Distributions from affiliated investments	12,767,189
Sale of affiliated investments	(265,879)
Foreign currencies	4,660
Futures contracts	2,782,654

Net realized gain	15,288,624

Net change in unrealized appreciation (depreciation) of:
Affiliated investments	23,016,812
Futures contracts	312,172
Foreign currencies	9

Net change in unrealized appreciation (depreciation)	23,328,993

NET REALIZED AND UNREALIZED GAIN	38,617,617

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$41,353,724

See accompanying notes, which are an integral part of the financial statements.

LVIP American Century Select Mid Cap

Managed Volatility Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/17	12/31/16
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$2,736,107	$2,139,083
Net realized gain	15,288,624	3,830,204
Net change in unrealized appreciation (depreciation)	23,328,993	27,023,080

Net increase in net assets resulting from operations	41,353,724	32,992,367

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(175)	(197)
Service Class	(3,188,375)	(3,064,802)
Net realized gain:
Standard Class	(163)	—
Service Class	(4,098,654)	—

	(7,287,367)	(3,064,999)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	—	—
Service Class	110,489,644	96,050,060
Reinvestment of dividends and distributions:
Standard Class	338	197
Service Class	7,287,029	3,064,802

	117,777,011	99,115,059

Cost of shares redeemed:
Standard Class	—	—
Service Class	(44,105,345)	(29,205,299)

	(44,105,345)	(29,205,299)

Increase in net assets derived from capital share transactions	73,671,666	69,909,760

NET INCREASE IN NET ASSETS	107,738,023	99,837,128
NET ASSETS:
Beginning of year	259,508,527	159,671,399

End of year	$367,246,550	$259,508,527

Undistributed net investment income	$546,587	$913,275

See accompanying notes, which are an integral part of the financial statements.

LVIP American Century Select Mid Cap Managed Volatility Fund–7

LVIP American Century Select Mid Cap Managed Volatility Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP American Century Select Mid Cap Managed Volatility Fund Standard Class
	12/31/17	Year Ended 12/31/16[1]	12/31/15	1/2/14[2] to 12/31/14

Net asset value, beginning of period	$12.418	$10.706	$11.348	$10.000

Income (loss) from investment operations:
Net investment income[3]	0.154	0.164	0.177	0.116
Net realized and unrealized gain (loss)	1.552	1.740	(0.618)	1.300

Total from investment operations.	1.706	1.904	(0.441)	1.416

Less dividends and distributions from:
Net investment income	(0.167)	(0.192)	(0.201)	(0.068)
Net realized gain	(0.156)	—	—	—

Total dividends and distributions	(0.323)	(0.192)	(0.201)	(0.068)

Net asset value, end of period	$13.801	$12.418	$10.706	$11.348

Total return[4]	13.79%	17.83%	(3.91% )	14.17%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$15	$13	$11	$12
Ratio of expenses to average net assets[5]	0.06%	0.04%	0.00%	0.00%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.81%	0.83%	0.85%	0.95%
Ratio of net investment income to average net assets	1.17%	1.43%	1.57%	1.11%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.42%	0.64%	0.72%	0.16%
Portfolio turnover	7%	28%	15%	7%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.

[2]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[3]	The average shares outstanding method has been applied for per share information.

[4]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Century Select Mid Cap Managed Volatility Fund– 8

LVIP American Century Select Mid Cap Managed Volatility Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP American Century Select Mid Cap Managed Volatility Fund Service Class
	Year Ended			1/2/14[2] to 12/31/14
	12/31/17	12/31/16[1]	12/31/15

Net asset value, beginning of period	$12.420	$10.708	$11.349	$10.000

Income (loss) from investment operations:
Net investment income[3]	0.108	0.125	0.137	0.084
Net realized and unrealized gain (loss)	1.545	1.739	(0.616)	1.293

Total from investment operations	1.653	1.864	(0.479)	1.377

Less dividends and distributions from:
Net investment income	(0.121)	(0.152)	(0.162)	(0.028)

Net realized gain	(0.156)	—	—	—

Total dividends and distributions	(0.277)	(0.152)	(0.162)	(0.028)

Net asset value, end of period	$13.796	$12.420	$10.708	$11.349

Total return[4]	13.39%	17.43%	(4.24% )	13.77%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$367,232	$259,496	$159,660	$88,120
Ratio of expenses to average net assets[5]	0.41%	0.39%	0.35%	0.35%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	1.16%	1.18%	1.20%	1.30%
Ratio of net investment income to average net assets	0.82%	1.08%	1.22%	0.76%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	0.07%	0.29%	0.37%	(0.19% )
Portfolio turnover	7%	28%	15%	7%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.

[2]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[3]	The average shares outstanding method has been applied for per share information.

[4]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Century Select Mid Cap Managed Volatility Fund–9

LVIP American Century Select Mid Cap Managed Volatility Fund

Notes to Financial Statements

December 31, 2017

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 92 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP American Century Select Mid Cap Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund operates under a fund of funds structure and invests substantially all its assets in other open-end investment companies, primarily the American Century VP Mid Cap Value Fund (collectively, the “Underlying Funds”). The Fund is advised by Lincoln Investment Advisors Corporation (“LIAC”). The American Century VP Mid Cap Value Fund, which is advised by an unaffiliated adviser, invests at least 80% of its assets in medium size companies. In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments, and employs an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility. Financial statements for the Underlying Funds can be found at www.sec.gov.

The Fund’s investment objective is to seek capital appreciation.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–The Fund values Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information. Investments in government money market funds have a stable NAV. Futures contracts are valued at the daily quoted settlement prices.

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended December 31, 2017 and for all open tax years (years ended December 31, 2014–December 31, 2016), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2017, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.

LVIP American Century Select Mid Cap Managed Volatility Fund–10

LVIP American Century Select Mid Cap Managed Volatility Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this arrangement is included in “Custodian fees” on the Statement of Operations with the corresponding expense offset shown as “Expenses paid indirectly”.

2. Management Fees and Other Transactions With Affiliates

LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolios, including monitoring of the Fund’s investment sub-adviser(s), and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.75% of the average daily net assets of the Fund. The fee is calculated daily and paid monthly. The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds. LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.69% of the average daily net assets of the Fund. This agreement will continue through at least April 30, 2018, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.

LIAC has contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.06% of the average daily net assets for the Standard Class and 0.41% for the Service Class. This agreement will continue through at least April 30, 2018, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

SSGA Funds Management, Inc. (the “Sub-Adviser”) is responsible for managing the Fund’s volatility management overlay. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2017, costs for the administrative and legal services were as follows:

Administrative	$18,395
Legal.	3,143

Lincoln Life also provides certain contract holder and additional corporate services to the Fund. Effective May 1, 2017, each Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund’s average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $22,672 for the year ended December 31, 2017.

The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.

In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.

At December 31, 2017, the Fund had receivables due from and liabilities payable to affiliates as follows:

Expense reimbursement receivable from LIAC	$20,994
Management fees payable to LIAC	18,538
Distribution fees payable to LFD	108,136
Shareholder servicing fees payable to Lincoln Life	8,960

LVIP American Century Select Mid Cap Managed Volatility Fund–11

LVIP American Century Select Mid Cap Managed Volatility Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers’ outstanding securities (non-LVIP Funds). Affiliated investments of the Fund and the corresponding investment activity for the year ended December 31, 2017, were as follows:

	Value 12/31/16	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/17	Dividends	Capital Gain Distributions
American Century VP Capital Appreciation Fund	$47,857,957	$24,696,542	$6,658,051	$(12,467)	$4,054,362	$69,938,343	$—	$7,983,603
American Century VP Mid Cap Value	193,306,676	81,613,388	14,347,876	(253,412)	18,962,450	279,281,226	3,943,937	4,783,586

Total	$241,164,633	$106,309,930	$21,005,927	$(265,879)	$23,016,812	$349,219,569	$3,943,937	$12,767,189

3. Investments

For the year ended December 31, 2017, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$106,309,930
Sales	21,005,928

At December 31, 2017, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:

Cost of investments and derivatives	$323,377,332

Aggregate unrealized appreciation of investments and derivatives	$43,942,153
Aggregate unrealized depreciation of investments and derivatives	(4)

Net unrealized appreciation of investments and derivatives	$43,942,149

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

LVIP American Century Select Mid Cap Managed Volatility Fund–12

LVIP American Century Select Mid Cap Managed Volatility Fund

Notes to Financial Statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2017:

Level 1
Investments:
Assets:
Affiliated Investment Companies	$349,219,569
Unaffiliated Investment Company	17,902,016

Total Investments	$367,121,585

Derivatives:
Assets:
Futures Contracts	$206,998

Liabilities:
Futures Contracts	$(9,102)

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2017, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2017 and 2016 was as follows:

	Year Ended
	12/31/17	12/31/16
Ordinary income	$4,644,618	$3,064,999
Long-term capital gains	2,642,749	—

Total	$7,287,367	$3,064,999

5. Components of Net Assets on a Tax Basis

As of December 31, 2017, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$308,400,318
Undistributed ordinary income	567,963
Undistributed long-term capital gains	14,336,120
Net unrealized appreciation	43,942,149

Net assets	$367,246,550

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales and mark-to-market of futures contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of distributions received from the Underlying Funds and gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2017, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Gain
$85,755	$(85,755)

LVIP American Century Select Mid Cap Managed Volatility Fund–13

LVIP American Century Select Mid Cap Managed Volatility Fund

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/17	12/31/2016
Shares sold:
Service Class	8,529,706	8,262,655
Shares reinvested:
Standard Class	25	16
Service Class	542,212	248,366

	9,071,943	8,511,037

Shares redeemed:
Service Class	(3,346,694)	(2,528,058)

	(3,346,694)	(2,528,058)

Net increase	5,725,249	5,982,979

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts–The Fund may use futures in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund’s investments; to facilitate investments in portfolio securities; and to reduce cost. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

During the year ended December 31, 2017, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool and to hedge currency risks associated with the Fund’s investments.

Fair values of derivative instruments as of December 31, 2017 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Currency contracts)*	Variation margin due to broker on futures contracts	$15,067	Variation margin due to broker on futures contracts	$—
Futures contracts (Equity contracts)*	Variation margin due to broker on futures contracts	191,931	Variation margin due to broker on futures contracts	(9,102)

Total		$206,998		$(9,102)

*Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2017. Only the current day’s variation margin is reported on the “Statements of Assets and Liabilities.”

LVIP American Century Select Mid Cap Managed Volatility Fund–14

LVIP American Century Select Mid Cap Managed Volatility Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2017 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Currency contracts)	Net realized gain (loss) on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$43,763	$287,816
Futures contracts (Equity contracts)	Net realized gain (loss) on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	2,738,891	24,356

Total		$2,782,654	$312,172

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2017.

	Long Derivative Volume	Short Derivative Volume
Futures contracts (Average notional value)	$20,635,596	$—

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

9. Market Risk

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

10. Recent Regulatory Reporting Updates

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amended Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. As of August 1, 2017, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.

11. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP American Century Select Mid Cap Managed Volatility Fund–15

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of LVIP American Century Select Mid Cap Managed Volatility Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of LVIP American Century Select Mid Cap Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the period from January 2, 2014 (commencement of operations) through December 31, 2014, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended and the period from January 2, 2014 (commencement of operations) through December 31, 2014, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.

Philadelphia, Pennsylvania

February 22, 2018

LVIP American Century Select Mid Cap Managed Volatility Fund–16

LVIP American Century Select Mid Cap Managed Volatility Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2017, the Fund reports distributions paid during the period as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
36.26%	63.74%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management Agreement

On August 22-23 and September 11-12, 2017, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with State Street Global Advisors (“SSGA”) (collectively, with the investment management agreement, the “Advisory Agreements” and each individually an “Advisory Agreement”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data, and SSGA prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and SSGA provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and SSGA provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed. The Board determined that, given the totality of the information provided with respect to the Advisory Agreements, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding the structure of portfolio manager compensation, brokerage practices, risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement.

The Board considered that the Funds are managed with an actively-managed risk-management overlay using up to 20% of a Fund’s net assets (the “Risk-Management Sleeve”) and that at least 80% of each Fund’s net assets are invested in an underlying fund or funds (the “Equity Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and reduce the impact on the Funds’ portfolio of significant market downturns during periods of high volatility. The Board considered that the Funds’ investments in exchange-traded futures and their resulting costs limit the upside participation of the Funds in strong, increasing markets relative to unhedged funds. The Board also considered that SSGA had been appointed sub-adviser to the Risk-Management Sleeve of the Funds effective May 1, 2016. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information (including total return and standard deviation) provided by Morningstar for the standard class of each Fund compared to the return of a benchmark index for the one, three and five year periods, as applicable, ended March 31, 2017. The Board noted LIAC’s view that the performance peer group of mutual funds provided by Morningstar provided little comparative value as the performance peer group did not generally include an actively managed volatility management overlay. The Board also considered

LVIP American Century Select Mid Cap Managed Volatility Fund–17

LVIP American Century Select Mid Cap Managed Volatility Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

an in-person presentation by representatives of Oliver Wyman, an independent management consulting firm, that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of risk control funds from 11 variable annuity sponsors.

The Board considered that LIAC had delegated day-to-day portfolio management of the Risk-Management Sleeve to SSGA and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model. The Board also considered an in-person presentation by representatives of SSGA regarding the performance of the Managed Volatility Funds sub-advised by SSGA as well as presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve. The Board also considered that in February, 2016, the managed volatility model was adjusted with the intention that the risk overlay would reduce the negative contribution to returns in certain markets while maintaining market downturn protection. The Board noted LIAC’s view that it expects the negative impact of the volatility management overlay to dampen over a full market cycle. The Board concluded that LIAC had appropriately reviewed and monitored SSGA’s performance.

The Board reviewed the Fund’s total return and standard deviation compared to the total return and standard deviation of a custom index (Russell 2000 Daily Risk Controlled 12% Composite). The Board noted the Fund’s total return was above the return of the benchmark index for the one and three year periods. The Board noted that the Fund had been restructured in 2016 to add an additional underlying fund for increased diversification. The Board concluded that the services provided by LIAC were satisfactory.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar expense peer group and category median. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2018. The Board noted that the investment management fee for the Fund was the same as the median management fee of the Morningstar expense peer group without giving effect to the advisory fee waiver, and was lower than the median management fee of the Morningstar expense peer group giving effect to the advisory fee waiver. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an expense limitation through April 30, 2018 and an advisory fee waiver and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA on behalf of the each of the Funds, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board reviewed the services provided by SSGA, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of SSGA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.

Performance. The Board considered that SSGA’s responsibility was to implement trading based on the managed volatility model and that traditional measures of performance would not be relevant in assessing SSGA’s implementation of the model. The Board also considered that in February, 2016, the managed volatility model was adjusted with the intention that the risk overlay would reduce the negative contribution to returns in certain markets while maintaining market downturn protection. The Board noted LIAC’s view that it expects the negative impact of the volatility management overlay to dampen over a full market cycle. The Board also considered various in-person presentations related to the performance of the Risk-Management Sleeve by representatives of SSGA and Oliver Wyman. The Board concluded that the services provided by SSGA were satisfactory.

Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule, noted that SSGA stated that it did not provide similar managed volatility subadvisory services to other investment companies. The Board considered that LIAC compensates SSGA from its fees and that the subadvisory fee schedule was negotiated between LIAC and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.

LVIP American Century Select Mid Cap Managed Volatility Fund–18

LVIP American Century Select Mid Cap Managed Volatility Fund

Other Fund Information (unaudited) (continued)

Approval of Subadvisory Agreement (continued)

Profitability and Fallout Benefits. The Board noted that the subadvisory fee schedule was negotiated between LIAC and SSGA, an unaffiliated third party, and that LIAC compensates SSGA from its fees. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Fund in the marketplace and its ability to leverage resources.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.

LVIP American Century Select Mid Cap Managed Volatility Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.

The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.

The term Fund Complex includes the 92 series of Lincoln Variable Insurance Products Trust.

Interested Trustee

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	Formerly: Lincoln Advisors Trust

* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of both the Advisor and The Lincoln National Life Insurance Company, the parent company of the Trust’s Adviser.

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	92	Formerly: Lincoln Advisors Trust

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	Formerly: Lincoln Advisors Trust

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	Formerly: Lincoln Advisors Trust

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Formerly: Lincoln Advisors Trust

LVIP American Century Select Mid Cap Managed Volatility Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Charles I. Plosser*** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Public Governor for the Financial Industry Regulatory Authority (FINRA); Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	92	Rochester Gas and Electric Corporation
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Associated Grocers of New England (Director Emeritus); Formerly: Lincoln Trust Advisors
Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	Formerly: Lincoln Advisors Trust
Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	92	St. Vincent Health; Formerly: Lincoln Advisors Trust
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	92	Formerly: Lincoln Advisors Trust
Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012	92	Trustee of FundVantage Trust

** Steve A. Cobb, is the son-in-law of Kenneth G. Stella.

*** Charles I. Plosser was appointed Trustee effective January 1, 2018.

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012

Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.

LVIP American Century Select Mid Cap Managed Volatility Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Vice President, Secretary, and Chief Legal Officer	Since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President and Chief Compliance Officer, Lincoln National Corporation; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Deputy General Counsel, Janney Montgomery Scott LLC.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

LVIP American Century Select Mid Cap Managed Volatility Fund–22

LVIP American Funds

LVIP American Global Growth Fund

LVIP American Global Small Capitalization Fund

LVIP American Growth Fund

LVIP American Growth-Income Fund

LVIP American International Fund

each a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2017

LVIP American Funds

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Funds’ proxy voting procedures and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP American Global Growth Fund

2017 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation

The Fund returned 30.99% (Service Class II shares with distributions reinvested) for the fiscal year ended December 31, 2017, while its benchmark, the MSCI All Country World Index (net dividends)1, returned 23.97%. The LVIP American Global Growth Fund invests all of its assets in Class 1 shares of the Global Growth FundSM (Master Fund), a series of the American Funds Insurance Series®. The discussion that follows relates to the Master Fund.

U.S. equity markets continued to stage an impressive rally as consumer optimism, healthy corporate earnings and an improving job market provided a boost to the economy. European stocks also rose, driven by a powerful combination of central bank stimulus and accelerating corporate earnings. Emerging markets advanced, led by rising prices for most commodities and robust profits from leading technology companies.

Larger-than-index investments and strong stock selection in information technology and consumer discretionary boosted fund results. An eclectic mix of stocks boosted the fund’s returns. Nintendo soared as the company’s second-quarter revenues and earnings topped estimates, led by strong sales of the Nintendo Switch console. Amazon reported strong third-quarter earnings and acquired Whole Foods, which helped strengthen its retail platform and contributed to its stock price appreciation.

Investments in energy companies detracted from the fund’s results. OPEC’s production cuts aimed at propping up oil prices had done little for Canadian energy stocks as Seven Generations declined.

On a geographic basis, stocks of companies domiciled in the U.S., China and the Netherlands were additive to relative results, while stocks of companies based in Canada, Spain and Denmark lagged.

Despite soaring valuations, the fund’s portfolio managers are optimistic they will continue to find good companies globally that offer high-quality products, and whose values are not yet fully reflected in their share prices.

Portfolio Manager:

Capital Research and Management CompanySM

(Investment Adviser to the Master Fund)

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 7/1/10 through 12/31/17

This chart illustrates, hypothetically, that $10,000 was invested in LVIP American Global Growth Fund Service Class II shares on 7/1/10 (commencement of operations). As the chart shows, by 12/31/17, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $25,333. For comparison, look at how the MSCI All Country World Index (net dividends) did over the same period. The same $10,000 investment would have increased to $22,339. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/17
Service Class II Shares
One Year	+	30.99%
Five Years	+	12.90%
Inception (7/1/10)	+	13.19%

[1]

The MSCI All Country World Index (net dividends) is a free float-adjusted market capitalization weighted index that measures equity market performance of development markets. The index consists of more than 20 developed-market country indexes, including the United States.

LVIP American Funds–1

LVIP American Global Small Capitalization Fund

2017 Annual Report Commentary (continued)

Advised by: Lincoln Investment Advisors Corporation

The Fund returned 25.42% (Service Class II shares with distributions reinvested) for the fiscal year ended December 31, 2017, while its benchmark, the MSCI All Country World Small Cap Index (net dividends)1, returned 23.81%. The LVIP American Global Small Capitalization Fund invests all of its assets in Class 1 shares of the Global Small Capitalization FundSM (Master Fund), a series of the American Funds Insurance Series®. The discussion that follows relates to the Master Fund.

Global stocks advanced on the back of strong corporate earnings, accommodative monetary policy and macroeconomic stability across most regions. Numerous equity market indexes achieved or neared multiyear highs in 2017. European and emerging market equities outpaced U.S. stock markets, as investors set aside concerns about politics and focused on the global economic recovery.

Holdings in the information technology, consumer discretionary and health care sectors — the fund’s largest sectors by concentration — aided returns. Kite Pharma rose as the company was acquired by Gilead for $11.9 billion in an all-cash deal. Sunny surged to all-time highs led by robust demand for technology-related components that helped contribute to earnings growth. Investments in energy stocks, such as Laredo Petroleum and Carrizo hurt results.

While investments in U.S. companies were additive to relative returns, larger-than-index investments in U.K. domiciled companies detracted from relative results.

We continue to think powerful long-term investments can be found among companies with innovative products and services that are changing the way people live around the globe. We also continue to believe there are better values outside the U.S. stock market that grow more compelling every day.

While geopolitical uncertainties may result in volatility, the fund’s portfolio managers are optimistic that our investment process can help identify companies outside the U.S. with innovative products and services that are changing the way people live around the globe.

Portfolio Manager:

Capital Research and Management CompanySM

(Investment Adviser to the Master Fund)

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 7/1/10 through 12/31/17

This chart illustrates, hypothetically, that $10,000 was invested in LVIP American Global Small Capitalization Fund Service Class II shares on 7/1/10 (commencement of operations). As the chart shows, by 12/31/17, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $20,164. For comparison, look at how the MSCI All Country World Small Cap Index (net dividends) did over the same period. The same $10,000 investment would have increased to $24,546. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/17
Service Class II Shares
One Year	+	25.42%
Five Years	+	10.60%
Inception (7/1/10)	+	9.80%

[1]

The MSCI All Country World Small Cap Index (net dividends) is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of smaller capitalization companies in both developed and emerging markets.

LVIP American Funds–2

LVIP American Growth Fund

2017 Annual Report Commentary (continued)

Advised by: Lincoln Investment Advisors Corporation

The Fund returned 27.83% (Service Class II shares with distributions reinvested) for the fiscal year ended December 31, 2017, while its benchmark, the S&P 500® Index1, returned 21.83%. The LVIP American Growth Fund invests all of its assets in Class 1 shares of the Growth FundSM (Master Fund), a series of the American Funds Insurance Series®. The discussion that follows relates to the Master Fund.

U.S. equity markets continued to stage an impressive rally as consumer optimism, healthy corporate earnings and an improving job market provided a boost to the economy. Strong consumer demand and rising optimism fueled the information technology sector higher. Outside the U.S., European stocks rose, driven by a powerful combination of central bank stimulus and accelerating corporate earnings. Emerging markets also advanced, led by rising prices for most commodities and robust profits from leading technology companies.

Larger-than-index investments and stock selection in information technology and consumer discretionary boosted the fund’s returns. Among the fund’s top contributors to returns (posting double-digit gains) was consumer discretionary company Amazon and information technology company Facebook. Exposure to the energy sector detracted from fund results, despite OPEC’s decision to extend production cuts into 2018. Energy exploration and production company, Noble Energy, and oil-field services company, Schlumberger, detracted from returns.

Although U.S. economic growth remained strong with GDP growing at an annualized pace of 3.2% in the third quarter, the fund’s portfolio managers are keeping a close watch on economic indicators, such as wage growth and fiscal policy, including outcomes of the recent U.S. tax bill. Portfolio managers continue to favor well-positioned, growth-oriented companies that are capable of generating free cash flow in myriad economic environments and remain optimistic that our global research will help us identify attractive long-term investment opportunities.

Portfolio Manager:

Capital Research and Management CompanySM

(Investment Adviser to the Master Fund)

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 7/1/10 through 12/31/17

This chart illustrates, hypothetically, that $10,000 was invested in LVIP American Growth Fund Service Class II shares on 7/1/10 (commencement of operations). As the chart shows, by 12/31/17, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $29,317. For comparison, look at how the S&P 500® Index did over the same period. The same $10,000 investment would have increased to $30,086. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/17
Service Class II Shares
One Year	+	27.83%
Five Years	+	15.79%
Inception (7/1/10)	+	15.41%

[1]	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.

LVIP American Funds–3

LVIP American Growth-Income Fund

2017 Annual Report Commentary (continued)

Advised by: Lincoln Investment Advisors Corporation

The Fund returned 21.95% (Service Class II shares with distributions reinvested) for the fiscal year ended December 31, 2017, while its benchmark, the S&P 500® Index1, returned 21.83%. The LVIP American Growth-Income Fund invests all of its assets in Class 1 shares of the Growth-Income FundSM (Master Fund), a series of the American Funds Insurance Series®. The discussion that follows relates to the Master Fund.

U.S. stocks staged an impressive rally, as the economic picture remained bright with GDP growing an annualized 3.2% in the third quarter. Repeating a common theme, information technology companies advanced, supported by better than expected corporate earnings in the sector. Outside the U.S., European stocks rose, driven by a powerful combination of central bank stimulus and accelerating corporate earnings. Emerging markets also advanced, led by rising prices for most commodities and robust profits from leading technology companies.

Regarding the Fund, investments in the consumer discretionary and health care sectors contributed the most to the fund’s relative returns. Among consumer discretionary companies, Amazon reported strong third-quarter earnings and acquired Whole Foods, which helped strengthen its retail platform and contributed to an increase in its stock price. Health care company, AbbVie, reported third-quarter earnings above analyst estimates due in part to sales of its flagship drug, Humira. Despite OPEC’s production cuts aimed at propping up oil prices, investments in the energy sector hindered absolute results. Energy exploration and production company, Noble Energy, and oil-field services company, Schlumberger detracted from returns.

As equity markets continue to advance, valuations for many companies are up and that calls into question the sustainability of this remarkable bull market. The fund’s portfolio managers exercise caution and continue to conduct global research and fundamental analysis to identify companies that are reasonably valued for their growth prospects, while maintaining a long-term perspective on investing.

Portfolio Manager:

Capital Research and Management CompanySM

(Investment Adviser to the Master Fund)

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 7/1/10 through 12/31/17

This chart illustrates, hypothetically, that $10,000 was invested in LVIP American Growth-Income Fund Service Class II shares on 7/1/10 (commencement of operations). As the chart shows, by 12/31/17, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $28,209. For comparison, look at how the S&P 500® Index did over the same period. The same $10,000 investment would have increased to $30,086. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/17
Service Class II Shares
One Year	+	21.95%
Five Years	+	14.99%
Inception (7/1/10)	+	14.82%

[1]	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.

LVIP American Funds–4

LVIP American International Fund

2017 Annual Report Commentary (continued)

Advised by: Lincoln Investment Advisors Corporation

The Fund returned 31.65% (Service Class II shares with distributions reinvested) for the fiscal year ended December 31, 2017, while its benchmark, the MSCI All Country World ex USA Index (net dividends)1, returned 27.19%. The LVIP American International Fund invests all of its assets in Class 1 shares of the International FundSM (Master Fund), a series of the American Funds Insurance Series®. The discussion that follows relates to the Master Fund.

Global stocks rallied, led by strong corporate earnings growth and accommodative monetary policy amid a backdrop of macroeconomic stability across most regions. Abroad-based recovery and ultra-low interest rates across Europe, particularly in countries that have engaged in fiscal reform over the past few years, facilitated the continent’s growth trajectory while helping combat deflationary pressures. Political fighting in the U.S. and elsewhere was essentially ignored by resilient financial markets.

Investments in the information technology sector contributed most to absolute and relative returns. The fund took advantage of the rally in the information technology sector, helped by investments in Tencent and Alibaba Group. Accelerated revenue growth and strong Chinese consumption contributed to an increase in both companies’ stock prices, respectively. Investments in the financials sector were also among the top contributors to the fund’s returns. HDFC Bank surged after the company reported healthy second-quarter profits as the bank continued to gain market share from state-owned banks. Investments in the health care sector hindered the fund’s returns the most on a relative basis. Teva Pharmaceutical was among the top detractors to relative returns, as the company’s share price declined due to worse-than-expected results for the second quarter.

The fund’s portfolio managers continue to monitor key indicators in advanced countries – from wage growth and inflation dynamics to the impact of technology and demographics on productivity – as they seek the flexibility to pivot to areas of opportunity. That is why we take a multilayered approach to research, and invest in different geographies, industries and ultimately companies that can control their own destiny through efficiencies or innovative products.

Portfolio Manager:

Capital Research and Management CompanySM

(Investment Adviser to the Master Fund)

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 7/1/10 through 12/31/17

This chart illustrates, hypothetically, that $10,000 was invested in LVIP American International Fund Service Class II shares on 7/1/10 (commencement of operations). As the chart shows, by 12/31/17, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $18,880. For comparison, look at how the MSCI All Country World ex USA® Index did over the same period. The same $10,000 investment would have increased to $17,441. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/17
Service Class II Shares
One Year	+	31.65%
Five Years	+	8.71%
Inception (7/1/10)	+	8.84%

[1]

The MSCI All County World ex USA Index (net dividends) is a free float-adjusted market capitalization weighted index that measures equity market performance in the global development and emerging markets, excluding the United States. The index consists of more than 40 developed- and emerging-market country indexes.

LVIP American Funds–5

LVIP American Funds

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2017 to December 31, 2017

Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold each Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of a Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Expense Analyses are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analyses are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017.

Actual Expenses

The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the tables, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds’ actual expenses shown in the tables reflect expense reimbursements in effect for the LVIP American Global Small Capitalization Fund.

LVIP American Global Growth Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Annualized Expense Ratio	Expenses Paid During Period 7/1/17 to 12/31/17*
Actual
Service Class II Shares	$1,000.00	$1,106.40	0.65%	$3.45
Hypothetical (5% return before expenses)
Service Class II Shares	$1,000.00	$1,021.93	0.65%	$3.31

LVIP American Global Small Capitalization Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Annualized Expense Ratio	Expenses Paid During Period 7/1/17 to 12/31/17*
Actual
Service Class II Shares	$1,000.00	$1,115.20	0.65%	$3.47
Hypothetical (5% return before expenses)
Service Class II Shares	$1,000.00	$1,021.93	0.65%	$3.31

LVIP American Growth Fund

Expense Analysis of an Investment of $ 1,000

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Annualized Expense Ratio	Expenses Paid During Period 7/1/17 to 12/31/17*
Actual
Service Class II Shares	$1,000.00	$1,113.50	0.66%	$3.52
Hypothetical (5% return before expenses)
Service Class II Shares	$1,000.00	$1,021.88	0.66%	$3.36

LVIP American Funds–6

LVIP American Funds

Disclosure

OF FUND EXPENSES (unaudited) (continued)

LVIP American Growth-Income Fund

Expense Analysis of an Investment of $ 1,000

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Annualized Expense Ratio	Expenses Paid During Period 7/1/17 to 12/31/17*
Actual
Service Class II Shares	$1,000.00	$1,113.00	0.62%	$3.30
Hypothetical (5% return before expenses)
Service Class II Shares	$1,000.00	$1,022.08	0.62%	$3.16

LVIP American International Fund

Expense Analysis of an Investment of $ 1,000

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Annualized Expense Ratio	Expenses Paid During Period 7/1/17 to 12/31/17*
Actual
Service Class II Shares	$1,000.00	$1,112.30	0.64%	$3.41
Hypothetical (5% return before expenses)
Service Class II Shares	$1,000.00	$1,021.98	0.64%	$3.26

*	“Expenses Paid During Period” are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Each Fund operates under a fund of funds structure. Each Fund invests substantially all of its assets in other investment companies (Underlying Funds). In addition to the Funds’ expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP American Funds–7

LVIP American Global Growth Fund

Statement of Net Assets

December 31, 2017

	Number of Shares	Value (U.S. $)

INVESTMENT COMPANY–100.06%
International Equity Fund–100.06%
American Funds Insurance Series®– Global Growth Fund Class 1	6,443,038	$196,577,099

Total Investment Company (Cost $158,085,923)		196,577,099

TOTAL VALUE OF SECURITIES–100.06% (Cost $158,085,923)		196,577,099
«LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.06%)		(112,302)

NET ASSETS APPLICABLE TO 10,121,808 SHARES OUTSTANDING–100.00%		$196,464,797

NET ASSET VALUE PER SHARE–LVIP AMERICAN GLOBAL GROWTH FUND SERVICE CLASS II ($196,464,797 / 10,121,808 Shares)		$19.410

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2017:
Shares of beneficial interest (unlimited authorization–no par)		$157,125,161
Accumulated net realized gain on investments		848,460
Net unrealized appreciation of investments		38,491,176

TOTAL NET ASSETS		$196,464,797

«	Of this amount, $95,556 represents due to manager and affiliates, $16,734 other accrued expenses payable, and $447,647 payable for fund shares redeemed as of December 31, 2017.

The LVIP American Global Growth Fund (Fund) invests substantially all of its assets in Class 1 shares of the Global Growth Fund, a series of the American Funds Insurance Series® (Underlying Fund) (See Note 1 in Notes to Financial Statements). The Fund has an investment objective that is consistent with its corresponding Underlying Fund. The financial statements of the Underlying Fund, including the Schedule of Investments, should be read in conjunction with the Fund’s financial statements.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Funds–8

LVIP American Global Small Capitalization Fund

Statement of Net Assets

December 31, 2017

	Number of Shares	Value (U.S. $)

INVESTMENT COMPANY–100.06%
International Equity Fund–100.06%
American Funds Insurance Series®– Global Small Capitalization Fund Class 1	3,092,756	$78,494,172

Total Investment Company (Cost $59,629,249)		78,494,172

TOTAL VALUE OF SECURITIES–100.06% (Cost $59,629,249)		78,494,172
«LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.06%)		(46,413)

NET ASSETS APPLICABLE TO 5,041,446 SHARES OUTSTANDING–100.00%		$78,447,759

NET ASSET VALUE PER SHARE–LVIP AMERICAN GLOBAL SMALL CAPITALIZATION FUND SERVICE CLASS II ($78,447,759 / 5,041,446 Shares)		$15.561

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2017:
Shares of beneficial interest (unlimited authorization–no par)		$61,371,170
Accumulated net realized loss on investments		(1,788,334)
Net unrealized appreciation of investments		18,864,923

TOTAL NET ASSETS		$78,447,759

«

Of this amount, $8,141 represents expense reimbursement receivable from Lincoln Investment Advisors Corporation, $38,291 due to manager and affiliates, $16,264 other accrued expenses payable, and $40,601 payable for fund shares redeemed as of December 31, 2017.

The LVIP American Global Small Capitalization Fund (Fund) invests substantially all of its assets in Class 1 shares of the Global Small Capitalization Fund, a series of the American Funds Insurance Series® (Underlying Fund) (See Note 1 in Notes to Financial Statements). The Fund has an investment objective that is consistent with its corresponding Underlying Fund. The financial statements of the Underlying Fund, including the Schedule of Investments, should be read in conjunction with the Fund’s financial statements.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Funds–9

LVIP American Growth Fund

Statement of Net Assets

December 31, 2017

	Number of Shares	Value (U.S. $)

INVESTMENT COMPANY–100.05%
Equity Fund–100.05%
American Funds Insurance Series®– Growth Fund Class 1	7,301,506	$568,422,210

Total Investment Company (Cost $456,946,713)		568,422,210

TOTAL VALUE OF SECURITIES–100.05% (Cost $456,946,713)		568,422,210
«LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.05%)		(295,211)

NET ASSETS APPLICABLE TO 27,399,191 SHARES OUTSTANDING–100.00%		$568,126,999

NET ASSET VALUE PER SHARE–LVIP AMERICAN GROWTH FUND SERVICE CLASS II ($568,126,999 / 27,399,191 Shares)		$20.735

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2017:
Shares of beneficial interest (unlimited authorization–no par)		$420,242,514
Accumulated net realized gain on investments		36,408,988
Net unrealized appreciation of investments		111,475,497

TOTAL NET ASSETS		$568,126,999

«

Of this amount, $276,699 represents due to manager and affiliates, $266,748 payable for investment purchased, $18,430 other accrued expenses payable, and $209,233 payable for fund shares redeemed as of December 31, 2017.

The LVIP American Growth Fund (Fund) invests substantially all of its assets in Class 1 shares of the Growth Fund, a series of the American Funds Insurance Series® (Underlying Fund) (See Note 1 in Notes to Financial Statements). The Fund has an investment objective that is consistent with its corresponding Underlying Fund. The financial statements of the Underlying Fund, including the Schedule of Investments, should be read in conjunction with the Fund’s financial statements.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Funds–10

LVIP American Growth-Income Fund

Statement of Net Assets

December 31, 2017

	Number of Shares	Value (U.S. $)

INVESTMENT COMPANY–100.05%
Equity Fund–100.05%
American Funds Insurance Series®– Growth-Income Fund Class 1	9,680,838	$486,171,708

Total Investment Company (Cost $395,079,681)		486,171,708

TOTAL VALUE OF SECURITIES–100.05% (Cost $395,079,681)		486,171,708
«LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.05%)		(253,416)

NET ASSETS APPLICABLE TO 23,858,075 SHARES OUTSTANDING–100.00%		$485,918,292

NET ASSET VALUE PER SHARE–LVIP AMERICAN GROWTH-INCOME FUND SERVICE CLASS II ($485,918,292 / 23,858,075 Shares)		$20.367

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2017:
Shares of beneficial interest (unlimited authorization–no par)		$375,929,004
Accumulated net realized gain on investments		18,897,261
Net unrealized appreciation of investments		91,092,027

TOTAL NET ASSETS		$485,918,292

«	Of this amount, $235,703 represents due to manager and affiliates, $17,677 other accrued expenses payable, and $253,501 payable for fund shares redeemed as of December 31, 2017.

The LVIP American Growth-Income Fund (Fund) invests substantially all of its assets in Class 1 shares of the Growth-Income Fund, a series of the American Funds Insurance Series® (Underlying Fund) (See Note 1 in Notes to Financial Statements). The Fund has an investment objective that is consistent with its corresponding Underlying Fund. The financial statements of the Underlying Fund, including the Schedule of Investments, should be read in conjunction with the Fund’s financial statements.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Funds–11

LVIP American International Fund Statement of Net Assets December 31, 2017	Number of Shares	Value (U.S. $)

INVESTMENT COMPANY–100.06%
International Equity Fund–100.06%
American Funds Insurance Series®– International Fund Class 1	9,310,036	$202,120,649

Total Investment Company (Cost $159,889,054)		202,120,649

TOTAL VALUE OF SECURITIES–100.06% (Cost $159,889,054)		202,120,649
«LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.06%)		(113,827)

NET ASSETS APPLICABLE TO 13,044,540 SHARES OUTSTANDING–100.00%		$202,006,822

NET ASSET VALUE PER SHARE–LVIP AMERICAN INTERNATIONAL FUND SERVICE CLASS II ($202,006,822 / 13,044,540 Shares)		$15.486

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2017:
Shares of beneficial interest (unlimited authorization–no par)		$160,991,722
Accumulated net realized loss on investments		(1,216,495)
Net unrealized appreciation of investments		42,231,595

TOTAL NET ASSETS		$202,006,822

«	Of this amount, $97,095 represents due to manager and affiliates, $16,732 other accrued expenses payable, and $112,798 payable for fund shares redeemed as of December 31, 2017.

The LVIP American International Fund (Fund) invests substantially all of its assets in Class 1 shares of the International Fund, a series of the American Funds Insurance Series® (Underlying Fund) (See Note 1 in Notes to Financial Statements). The Fund has an investment objective that is consistent with its corresponding Underlying Fund. The financial statements of the Underlying Fund, including the Schedule of Investments, should be read in conjunction with the Fund’s financial statements.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Funds–12

LVIP American Funds

Statements of Operations

Year Ended December 31, 2017

	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
INVESTMENT INCOME:
Dividends from investment companies	$1,600,433	$483,318	$3,820,996	$7,179,237	$2,704,189

EXPENSES:
Distribution fees-Service Class II	877,672	399,338	2,561,953	2,177,136	931,889
Accounting and administration expenses	40,342	34,721	60,160	55,757	41,086
Reports and statements to shareholders	38,076	38,262	195,602	46,591	33,543
Shareholder servicing fees	33,665	14,473	97,244	82,223	34,685
Professional fees	19,265	17,571	24,860	23,543	19,350
Trustees’ fees and expenses	4,242	1,931	12,392	10,550	4,534
Consulting fees	2,349	2,000	3,459	3,197	2,349
Custodian fees	1,880	994	5,004	3,890	1,969
Pricing fees	17	13	27	24	16
Other	2,055	1,133	9,786	6,734	2,095

	1,019,563	510,436	2,970,487	2,409,645	1,071,516
Less:
Expenses reimbursed	—	(38,491)	—	—	—
Expenses paid indirectly	(1)	—	—	—	—

Total operating expenses	1,019,562	471,945	2,970,487	2,409,645	1,071,516

NET INVESTMENT INCOME	580,871	11,373	850,509	4,769,592	1,632,673

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Distributions from investment companies	4,647,932	—	43,282,282	24,545,853	1,890,959
Sale of investment companies	(204,916)	129,856	(218,423)	(154,405)	(59,182)

Net realized gain	4,443,016	129,856	43,063,859	24,391,448	1,831,777

Net change in unrealized appreciation (depreciation) of investment companies	35,973,920	16,203,834	66,794,697	49,098,901	41,735,036

NET REALIZED AND UNREALIZED GAIN	40,416,936	16,333,690	109,858,556	73,490,349	43,566,813

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$40,997,807	$16,345,063	$110,709,065	$78,259,941	$45,199,486

See accompanying notes, which are an integral part of the financial statements.

LVIP American Funds–13

LVIP American Funds

Statements of Changes in Net Assets

	LVIP American Global Growth Fund		LVIP American Global Small Capitalization Fund		LVIP American Growth Fund
	Year Ended		Year Ended		Year Ended
	12/31/17	12/31/16	12/31/17	12/31/16	12/31/17	12/31/16
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$580,871	$667,089	$11,373	$(103,179)	$850,509	$1,475,379
Net realized gain	4,443,016	7,780,460	129,856	10,454,683	43,063,859	27,691,201
Net change in unrealized appreciation (depreciation)	35,973,920	(7,539,998)	16,203,834	(9,182,377)	66,794,697	1,846,332

Net increase in net assets resulting from operations	40,997,807	907,551	16,345,063	1,169,127	110,709,065	31,012,912

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Service Class II	(588,385)	(1,121,354)	(11,375)	(81,402)	(1,982,527)	(1,516,081)
Net realized gain:
Service Class II	(9,421,265)	(9,441,562)	(11,052,640)	(5,050,522)	(29,873,001)	(67,210,496)

	(10,009,650)	(10,562,916)	(11,064,015)	(5,131,924)	(31,855,528)	(68,726,577)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Service Class II	56,589,184	25,761,733	7,958,552	6,097,075	144,120,085	41,809,686
Reinvestment of dividends and distributions:
Service Class II	10,009,650	10,562,916	11,064,015	5,131,925	31,855,528	68,726,578
Cost of shares redeemed:
Service Class II	(22,920,994)	(25,747,930)	(12,133,492)	(12,547,918)	(49,747,502)	(45,300,517)

Increase (decrease) in net assets derived from capital share transactions	43,677,840	10,576,719	6,889,075	(1,318,918)	126,228,111	65,235,747

NET INCREASE (DECREASE) IN NET ASSETS	74,665,997	921,354	12,170,123	(5,281,715)	205,081,648	27,522,082
NET ASSETS:
Beginning of year	121,798,800	120,877,446	66,277,636	71,559,351	363,045,351	335,523,269

End of year	$196,464,797	$121,798,800	$78,447,759	$66,277,636	$568,126,999	$363,045,351

See accompanying notes, which are an integral part of the financial statements.

LVIP American Funds–14

LVIP American Funds

Statements of Changes in Net Assets (continued)

	LVIP American Growth-Income Fund		LVIP American International Fund
	Year Ended		Year Ended
	12/31/17	12/31/16	12/31/17	12/31/16
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$4,769,592	$3,458,864	$1,632,673	$1,445,705
Net realized gain	24,391,448	29,212,789	1,831,777	9,727,399
Net change in unrealized appreciation (depreciation)	49,098,901	(335,747)	41,735,036	(6,307,541)

Net increase in net assets resulting from operations	78,259,941	32,335,906	45,199,486	4,865,563

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Service Class II	(5,087,737)	(5,131,682)	(1,696,847)	(1,475,782)
Net realized gain:
Service Class II	(30,751,612)	(38,482,883)	(10,947,232)	(8,351,893)

	(35,839,349)	(43,614,565)	(12,644,079)	(9,827,675)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Service Class II	128,465,676	38,783,168	42,612,992	12,846,660
Reinvestment of dividends and distributions:
Service Class II	35,839,349	43,614,565	12,644,079	9,827,675
Cost of shares redeemed:
Service Class II	(38,783,086)	(38,595,676)	(27,348,183)	(20,331,216)

Increase in net assets derived from capital share transactions	125,521,939	43,802,057	27,908,888	2,343,119

NET INCREASE (DECREASE) IN NET ASSETS	167,942,531	32,523,398	60,464,295	(2,618,993)
NET ASSETS:
Beginning of year	317,975,761	285,452,363	141,542,527	144,161,520

End of year	$485,918,292	$317,975,761	$202,006,822	$141,542,527

See accompanying notes, which are an integral part of the financial statements.

LVIP American Funds–15

LVIP American Global Growth Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP American Global Growth Fund Service Class II Year Ended
	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Net asset value, beginning of period	$15.711	$17.092	$17.617	$17.456	$13.672

Income (loss) from investment operations:
Net investment income[1]	0.067	0.090	0.139	0.152	0.142
Net realized and unrealized gain (loss)	4.747	(0.013)	0.946	0.175	3.780

Total from investment operations	4.814	0.077	1.085	0.327	3.922

Less dividends and distributions from:
Net investment income	(0.058)	(0.146)	(0.255)	(0.159)	(0.138)
Net realized gain	(1.057)	(1.312)	(1.355)	(0.007)	—

Total dividends and distributions	(1.115)	(1.458)	(1.610)	(0.166)	(0.138)

Net asset value, end of period	$19.410	$15.711	$17.092	$17.617	$17.456

Total return[2]	30.99%	0.24%	6.57%	1.87%	28.69%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$196,465	$121,799	$120,877	$93,841	$77,575
Ratio of expenses to average net assets[3]	0.64%	0.62%	0.62%	0.64%	0.65%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.64%	0.62%	0.62%	0.64%	0.68%
Ratio of net investment income to average net assets	0.36%	0.55%	0.76%	0.87%	0.93%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.36%	0.55%	0.76%	0.87%	0.90%
Portfolio turnover	4%	15%	8%	5%	9%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expense ratios do not include expenses of the Underlying Fund in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Funds–16

LVIP American Global Small Capitalization Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP American Global Small Capitalization Fund Service Class II Year Ended
	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Net asset value, beginning of period	$14.540	$15.433	$15.556	$15.314	$12.010

Income (loss) from investment operations:
Net investment income (loss)[1]	0.002	(0.022)	(0.107)	(0.047)	0.031
Net realized and unrealized gain	3.541	0.300	0.086	0.306	3.306

Total from investment operations	3.543	0.278	(0.021)	0.259	3.337

Less dividends and distributions from:
Net investment income	(0.002)	(0.018)	(0.035)	—	(0.033)
Net realized gain	(2.520)	(1.153)	(0.067)	(0.017)	—

Total dividends and distributions	(2.522)	(1.171)	(0.102)	(0.017)	(0.033)

Net asset value, end of period	$15.561	$14.540	$15.433	$15.556	$15.314

Total return[2]	25.42%	1.68%	(0.15% )	1.69%	27.79%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$78,448	$66,278	$71,559	$70,830	$68,715
Ratio of expenses to average net assets[3]	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.70%	0.67%	0.66%	0.67%	0.69%
Ratio of net investment income (loss) to average net assets	0.02%	(0.15% )	(0.65% )	(0.30% )	0.23%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(0.03% )	(0.17% )	(0.66% )	(0.32% )	0.19%
Portfolio turnover	6%	15%	14%	10%	12%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expense ratios do not include expenses of the Underlying Fund in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Funds–17

LVIP American Growth Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP American Growth Fund Service Class II
	Year Ended
	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Net asset value, beginning of period	$17.307	$19.682	$19.398	$18.116	$14.048

Income from investment operations:
Net investment income[1]	0.036	0.081	0.053	0.165	0.095
Net realized and unrealized gain	4.700	1.559	1.158	1.309	4.070

Total from investment operations	4.736	1.640	1.211	1.474	4.165

Less dividends and distributions from:
Net investment income	(0.073)	(0.073)	(0.052)	(0.180)	(0.097)
Net realized gain	(1.235)	(3.942)	(0.875)	(0.012)	—

Total dividends and distributions	(1.308)	(4.015)	(0.927)	(0.192)	(0.097)

Net asset value, end of period	$20.735	$17.307	$19.682	$19.398	$18.116

Total return[2]	27.83%	9.10%	6.47%	8.13%	29.65%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$568,127	$363,045	$335,523	$315,752	$278,925
Ratio of expenses to average net assets[3]	0.64%	0.61%	0.61%	0.61%	0.61%
Ratio of net investment income to average net assets	0.18%	0.43%	0.27%	0.88%	0.60%
Portfolio turnover	2%	8%	8%	6%	9%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

[3]	Expense ratios do not include expenses of the Underlying Fund in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Funds–18

LVIP American Growth-Income Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP American Growth-Income Fund Service Class II
	Year Ended
	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Net asset value, beginning of period	$18.186	$19.032	$19.921	$18.273	$13.864

Income (loss) from investment operations:
Net investment income[1]	0.238	0.220	0.206	0.191	0.169
Net realized and unrealized gain (loss)	3.659	1.787	(0.020)	1.686	4.408

Total from investment operations	3.897	2.007	0.186	1.877	4.577

Less dividends and distributions from:
Net investment income	(0.216)	(0.298)	(0.263)	(0.211)	(0.168)
Net realized gain	(1.500)	(2.555)	(0.812)	(0.018)	—

Total dividends and distributions	(1.716)	(2.853)	(1.075)	(0.229)	(0.168)

Net asset value, end of period	$20.367	$18.186	$19.032	$19.921	$18.273

Total return[2]	21.95%	11.16%	1.12%	10.26%	33.02%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$485,918	$317,976	$285,452	$262,235	$230,210
Ratio of expenses to average net assets[3]	0.61%	0.59%	0.59%	0.59%	0.61%
Ratio of net investment income to average net assets	1.20%	1.17%	1.03%	1.00%	1.05%
Portfolio turnover	2%	8%	6%	7%	9%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

[3]	Expense ratios do not include expenses of the Underlying Fund in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Funds–19

LVIP American International Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP American International Fund Service Class II
	Year Ended
	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Net asset value, beginning of period	$12.634	$13.115	$13.985	$14.566	$12.135

Income (loss) from investment operations:
Net investment income[1]	0.141	0.131	0.170	0.158	0.133
Net realized and unrealized gain (loss)	3.809	0.308	(0.846)	(0.594)	2.433

Total from investment operations	3.950	0.439	(0.676)	(0.436)	2.566

Less dividends and distributions from:
Net investment income	(0.131)	(0.133)	(0.192)	(0.125)	(0.135)
Net realized gain	(0.967)	(0.787)	(0.002)	(0.020)	—

Total dividends and distributions	(1.098)	(0.920)	(0.194)	(0.145)	(0.135)

Net asset value, end of period	$15.486	$12.634	$13.115	$13.985	$14.566

Total return[2]	31.65%	3.15%	(4.84% )	(3.00% )	21.15%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$202,007	$141,543	$144,162	$145,005	$142,730
Ratio of expenses to average net assets[3]	0.63%	0.61%	0.61%	0.61%	0.63%
Ratio of net investment income to average net assets	0.96%	1.02%	1.19%	1.08%	1.01%
Portfolio turnover	7%	11%	6%	6%	10%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

[3]	Expense ratios do not include expenses of the Underlying Fund in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Funds–20

LVIP American Funds

Notes to Financial Statements

December 31, 2017

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 92 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP American Global Growth Fund, LVIP American Global Small Capitalization Fund, LVIP American Growth Fund, LVIP American Growth-Income Fund and LVIP American International Fund (each, a “Fund”, and collectively, the “Funds”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are diversified management investment companies registered under the 1940 Act. Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold each Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The LVIP American Global Growth Fund, LVIP American Global Small Capitalization Fund, LVIP American Growth Fund, LVIP American Growth-Income Fund and LVIP American International Fund operate under a fund of funds structure and invest substantially all of their assets in Class 1 shares of the Global Growth Fund, Global Small Capitalization Fund, Growth Fund, Growth-Income Fund and International Fund, respectively, each a series of the American Funds Insurance Series® (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments.

The investment objective of the LVIP American Global Growth Fund, LVIP American Global Small Capitalization Fund and LVIP American International Fund is long-term growth of capital.

The investment objective of the LVIP American Growth Fund is growth of capital.

The investment objective of the LVIP American Growth-Income Fund is long-term growth of capital and income.

1. Significant Accounting Policies

Each Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, each Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Funds.

Security Valuation–The Funds value Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.

Federal Income Taxes–No provision for federal income taxes has been made because each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, and to make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Funds’ federal income tax returns through the year ended December 31, 2017 and for all open tax years (years ended December 31, 2014-December 31, 2016), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. If applicable, the Funds recognize interest accrued on unrecognized tax benefits in interest expenses and penalties in other expenses on the Statements of Operations. During the year ended December 31, 2017, the Funds did not incur any interest or tax penalties.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date. The Funds declare and distribute dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Funds receives earnings credits from their custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this arrangement is included in “Custodian fees” on the Statements of Operations with the corresponding expense offset shown as “Expenses paid indirectly.”

LVIP American Funds–21

LVIP American Funds

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of each Fund’s investment portfolio, and providing certain administrative services to each Fund. To the extent that a Fund invests all of its investable assets (i.e., securities and cash) in another registered investment company, the Trust will not pay the adviser any advisory fees. To the extent a Fund does not invest investable assets in another registered investment company, the advisory fee rates payable by the Service Class II of each Fund to LIAC are set forth in the following table:

Fund	Annual Fee Rate Based on Average Daily Net Asset Value
LVIP American Global Growth Fund	0.80%
LVIP American Global Small Capitalization Fund	1.00%
LVIP American Growth Fund	0.75%
LVIP American Growth-Income Fund	0.75%
LVIP American International Fund	0.85%

The fee is calculated daily and paid monthly. This fee is in addition to the management fees indirectly paid to the investment advisers of the Underlying Funds. For the year ended December 31, 2017, no advisory fees were charged to the Funds.

LIAC has contractually agreed to reimburse the LVIP American Global Small Capitalization Fund to the extent that the Fund’s annual operating expenses (excluding Distribution fees and Underlying Funds’ fees and expenses) exceed 0.10% of the average daily net assets. This agreement will continue at least through April 30, 2018, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, the Funds reimburse Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statements of Operations. For the year ended December 31, 2017, costs for these administrative and legal services were as follows:

	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
Administrative	$8,759	$3,980	$25,528	$21,786	$9,366
Legal	1,487	690	4,350	3,728	1,612

Lincoln Life also provides certain contract holder and additional corporate services to the Funds. Effective May 1, 2017, the Funds pay Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund’s average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statements of Operations.

Lincoln Life also prints and mails Fund documents on behalf of the Funds. The cost of these services is included in “Reports and statements to shareholders” on the Statements of Operations. The Funds reimburse Lincoln Life for the cost of these services. For the year ended December 31, 2017, these fees amounted as follows:

	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
Printing and mailing	$34,140	$34,806	$189,918	$41,273	$29,556

The Funds currently offer one class of shares: Service Class II. The Service Class II shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to their distribution and service plan, the Funds are authorized to pay, out of the assets of the Service Class II shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.75% of average daily net assets of the Service Class II shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.55% of the average daily net assets of the Service Class II shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.

In addition to the management fees and other expenses reflected on the Statements of Operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds in which they invest. Because each of the Underlying Funds has varied expense

LVIP American Funds–22

LVIP American Funds

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

and fee levels, and the Funds may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.

At December 31, 2017, the Funds had receivables due from and liabilities payable to affiliates as follows:

	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
Expense reimbursement receivable from LIAC	$—	$8,141	$—	$—	$—
Distribution fees payable to LFD	90,770	36,373	262,840	223,897	92,232
Shareholder servicing fees payable to Lincoln Life	4,786	1,918	13,859	11,805	4,863

3. Investments

For the year ended December 31, 2017, each Fund made purchases and sales of investment securities other than short-term investments as follows:

	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
Purchases	$45,572,234	$4,493,233	$147,465,804	$125,368,892	$31,201,239
Sales	6,638,114	8,656,998	8,854,963	6,286,019	12,383,257

At December 31, 2017, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for each Fund were as follows:

	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
Cost of investments	$161,883,122	$61,513,958	$462,696,879	$400,412,315	$163,031,130

Aggregate unrealized appreciation of investments	$34,693,977	$16,980,214	$105,725,331	$85,759,393	$39,089,519
Aggregate unrealized depreciation of investments	—	—	—	—	—

Net unrealized appreciation of investments	$34,693,977	$16,980,214	$105,725,331	$85,759,393	$39,089,519

U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

LVIP American Funds–23

LVIP American Funds

Notes to Financial Statements (continued)

3. Investments (continued)

The following table summarizes the valuation of each Fund’s investments by fair value hierarchy levels as of December 31, 2017:

Level 1	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
Investments:

Assets:
Investment Companies	$196,577,099	$78,494,173	$568,422,210	$486,171,708	$202,120,649

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2017, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments. The Funds’ policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2017 and 2016 was as follows:

	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
Year ended December 31, 2017
Ordinary income	$588,385	$31,255	$1,988,022	$5,087,737	$1,704,777
Long-term capital gains	9,421,265	11,032,760	29,867,506	30,751,612	10,939,302

Total	$10,009,650	$11,064,015	$31,855,528	$35,839,349	$12,644,079

Year ended December 31, 2016
Ordinary income	$1,339,035	$186,402	$1,724,018	$5,677,470	$1,527,701
Long-term capital gains	9,223,881	4,945,522	67,002,559	37,937,095	8,299,974

Total	$10,562,916	$5,131,924	$68,726,577	$43,614,565	$9,827,675

5. Components of Net Assets on a Tax Basis

As of December 31, 2017, the components of net assets on a tax basis were as follows:

	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
Shares of beneficial interest	$157,125,161	$61,371,170	$420,242,514	$375,929,004	$160,991,722
Undistributed ordinary income	8,916	—	177,343	99,930	3,786
Undistributed long-term capital gains	4,636,743	96,375	41,981,811	24,129,965	1,921,795
Net unrealized appreciation (depreciation)	34,693,977	16,980,214	105,725,331	85,759,393	39,089,519

Net assets	$196,464,797	$78,447,759	$568,126,999	$485,918,292	$202,006,822

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales.

LVIP American Funds–24

LVIP American Funds

Notes to Financial Statements (continued)

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of distributions received from the Underlying Funds and re-designation of dividends and distributions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2017, the Funds recorded the following reclassifications:

	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
Undistributed net investment income	$7,514	$2	$1,132,018	$318,145	$64,174
Accumulated net realized gain	(7,514)	(2)	(1,132,018)	(318,145)	(64,174)

6. Capital Shares

Transactions in capital shares were as follows:

	LVIP American Global Growth Fund		LVIP American Global Small Capitalization Fund		LVIP American Growth Fund
	Year Ended		Year Ended		Year Ended
	12/31/17	12/31/16	12/31/17	12/31/16	12/31/17	12/31/16
Shares sold:
Service Class II	3,089,464	1,594,655	506,075	422,026	7,331,606	2,244,834
Shares reinvested:
Service Class II	539,375	650,087	753,614	346,847	1,625,184	4,102,975
Shares redeemed:
Service Class II	(1,259,243)	(1,564,848)	(776,590)	(847,424)	(2,534,375)	(2,417,875)

Net increase (decrease)	2,369,596	679,894	483,099	(78,551)	6,422,415	3,929,934

	LVIP American Growth-Income Fund		LVIP American International Fund
	Year Ended		Year Ended
	12/31/17	12/31/16	12/31/17	12/31/16
Shares sold:
Service Class II	6,498,661	2,070,470	2,858,808	1,016,401
Shares reinvested:
Service Class II	1,839,332	2,458,576	845,551	749,067
Shares redeemed:
Service Class II	(1,964,575)	(2,042,807)	(1,862,957)	(1,554,696)

Net increase (decrease)	6,373,418	2,486,239	1,841,402	210,772

7. Contractual Obligations

The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown; however, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of material loss to be remote.

8. Recent Regulatory Reporting Updates

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amended Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. As of August 1, 2017, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Funds’ financial statements and related disclosures or impact the Funds’ net assets or results of operations.

9. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Funds’ financial statements.

LVIP American Funds–25

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of the LVIP American Funds

Opinion on the Financial Statements

We have audited the accompanying statements of net assets of LVIP American Global Growth Fund, LVIP American Global Small Capitalization Fund, LVIP American Growth Fund, LVIP American Growth-Income Fund and LVIP American International Fund (collectively referred to as the “Funds”) (five of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (five of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.

Philadelphia, Pennsylvania

February 22, 2018

LVIP American Funds–26

LVIP American Funds

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2017, each Fund reports distributions paid during the year as follows:

	(A) Long-Term Capital Gains Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
LVIP American Global Growth Fund	94.12%	5.88%	100.00%
LVIP American Global Small Capitalization Fund	99.72%	0.28%	100.00%
LVIP American Growth Fund	93.76%	6.24%	100.00%
LVIP American Growth-Income Fund	85.80%	14.20%	100.00%
LVIP American International Fund	86.52%	13.48%	100.00%

(A) and (B) are based on a percentage of each Fund’s total distributions.

Approval of Investment Management Agreement

On August 22-23 and September 11-12, 2017, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) (the “Advisory Agreement”) for various series of the Trust (each a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”) and Morningstar, Inc. (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and Morningstar provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreement. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreement be renewed. The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreement. In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis, including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding the structure of portfolio manager compensation, brokerage practices, risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement.

The Board considered that the LVIP American Global Growth Fund, the LVIP American Global Small Capitalization Fund, the LVIP American Growth Fund, the LVIP American Growth-Income Fund and the LVIP American International Fund (collectively, the “LVIP American Funds”) each invests all of its assets in a master fund offered as a series of American Funds Insurance Series (“AFIS”). The Board considered that LIAC monitors the performance of the relevant master funds for each of the LVIP American Funds, and has certain compliance and investment oversight responsibilities with respect to the master-feeder arrangement. Since Capital Research and Management Company is the adviser responsible for the day-to-day portfolio management of the assets of the AFIS master funds, the Board considered Capital Research and Management Company’s good investment management reputation. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar for the Service II class of each Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three and five year periods ended March 31, 2017. The Board also received return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category.

LVIP American Funds–27

LVIP American Funds

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

The Board reviewed the LVIP American Global Growth Fund’s total return and standard deviation compared to the total return and standard deviation of a peer group of funds included in the Morningstar World Large Stock funds category and the MSCI ACWI NR USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and the benchmark index for the one, three and five year periods. The Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the LVIP American Global Small Capitalization Fund’s total return and standard deviation compared to the total return and standard deviation of a peer group of funds included in the Morningstar World Small/Mid Stock funds category and the MSCI ACWI Small NR USD Index. The Board noted that the Fund’s total return was equal to the return of the Morningstar peer group median and below the benchmark index for the one year period and was below the return of the Morningstar peer group median and the benchmark index for the three and five year periods. The Board noted LIAC’s view that underperformance of the underlying fund as compared to the benchmark index was primarily attributable to underperformance of active management compared to passive management as well as stock selection in the pharmaceutical and biotechnology sectors. The Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the LVIP American Growth Fund’s total return and standard deviation compared to the total return and standard deviation of a peer group of funds included in the Morningstar Large Growth funds category and the S&P 500 TR USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and the benchmark index for the one and three year periods and was above the return of the Morningstar peer group median and below the benchmark index for the five year period. The Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the LVIP American Growth-Income Fund’s total return and standard deviation compared to the total return and standard deviation of a peer group of funds included in the Morningstar Large Blend funds category and the S&P 500 TR USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and the benchmark index for the one year period and was above the return of the Morningstar peer group median and below the benchmark index for the three and five year periods. The Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the LVIP American International Fund’s total return and standard deviation compared to the total return and standard deviation of a peer group of funds included in the Morningstar Foreign Large Growth funds category and the MSCI ACWI Ex USA NR USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and the benchmark index for the one, three and five year periods. The Board concluded that the services provided by LIAC were satisfactory.

Management Fee. The Board reviewed each Fund’s investment management fee and expense ratio, and reviewed information comparing the investment management fee and expense ratio to those of the Morningstar peer group and category median for each Fund. Because the LVIP American Funds invest their assets in the respective master funds, LIAC has agreed not to charge a management fee to the LVIP American Funds, unless they are no longer invested in a registered investment company. The LVIP American Funds incur as an expense the management fee charged by each AFIS master fund, as disclosed in the relevant underlying fund’s prospectus. The Board considered that LIAC charged no management fee conditioned on the master-feeder relationships for the Funds. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that each Fund’s investment management fee was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC did not currently charge the Funds a management fee conditioned on the master-feeder relationship and had implemented an expense limitation for the LVIP American Global Small Capitalization Fund through April 30, 2018 and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall, and noted that LIAC does not currently charge the Funds a management fee, and therefore concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for each Fund are fair and reasonable, and that the continuation of the Advisory Agreement is in the best interests of each Fund.

LVIP American Funds–28

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.

The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.

The term Fund Complex includes the 92 series of Lincoln Variable Insurance Products Trust.

Interested Trustee

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	Formerly: Lincoln Advisors Trust

* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of both the Advisor and The Lincoln National Life Insurance Company, the parent company of the Trust’s Adviser.

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	92	Formerly: Lincoln Advisors Trust
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	Formerly: Lincoln Advisors Trust
Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Formerly: Lincoln Advisors Trust

LVIP American Funds–29

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Charles I. Plosser*** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Public Governor for the Financial Industry Regulatory Authority (FINRA); Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	92	Rochester Gas and Electric Corporation
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Associated Grocers of New England (Director Emeritus); Formerly: Lincoln Trust Advisors
Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	Formerly: Lincoln Advisors Trust
Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	92	St. Vincent Health; Formerly: Lincoln Advisors Trust
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	92	Formerly: Lincoln Advisors Trust
Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012	92	Trustee of FundVantage Trust

** Steve A. Cobb, is the son-in-law of Kenneth G. Stella.

*** Charles I. Plosser was appointed Trustee effective January 1, 2018.

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.

LVIP American Funds–30

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.

Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Vice President, Secretary, and Chief Legal Officer	Since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President and Chief Compliance Officer, Lincoln National Corporation; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Deputy General Counsel, Janney Montgomery Scott LLC.

Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.

Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.

John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

LVIP American Funds–31

LVIP American Global Allocation Managed Risk Funds

LVIP American Global Balanced Allocation Managed Risk Fund

LVIP American Global Growth Allocation Managed Risk Fund

each a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2017

LVIP American Global Allocation

Managed Risk Funds

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP American Global Allocation Managed Risk Funds

2017 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation

Subadvised by: Milliman Financial Risk Management LLC

The LVIP American Global Balanced Allocation Managed Risk Fund returned 12.08% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2017, while its composite benchmark, the Balanced Blended Composite1, returned 12.81%; and its broad-based benchmark index, the Bloomberg Barclays U.S. Aggregate Bond Index2, returned 3.54%.

The LVIP American Global Growth Allocation Managed Risk Fund returned 16.76% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2017, while its composite benchmark, the Growth Blended Composite3, returned 16.94%; and its broad-based benchmark index, the Wilshire 5000 Total Market IndexSM,4, returned 20.99%.

Because of expectations related to the pro-growth agenda espoused by newly-elected President Trump and U.S. Republicans, which included tax reform and less regulation, the U.S. equity markets began 2017 positively as a continuation of the momentum experienced after Trump’s election in November 2016. Furthermore, economies outside of the U.S. largely continued accommodative monetary policies and, in many cases, expansionary fiscal policies, that were also supportive to non-U.S. equity markets from the outset of the year. As the year progressed, the International Monetary Fund (the “IMF”) upwardly revised economic growth estimates for many non-U.S. economies, including the European Union, Japan and many emerging market countries, with U.S. economic growth being revised upward to a lesser extent. This synchronized global economic growth was the foundation for equity markets generating strong positive returns in 2017, along with non-U.S. equity markets outperforming U.S. equity markets for the first time since 2012 because many of those economies are in the early stages of an earnings recovery cycle. It is also notable that these returns were generated while encountering historically low volatility throughout the year.

As we expected, the Federal Reserve continued its path toward normalization of interest rates, with three 25-basis point interest rate increases during 2017 that brought the target Fed Funds rate to 1.25% - 1.50%. Despite these increases to short-term interest rates and a forecast of continued increases in 2018 and beyond, longer term interest rates stayed stubbornly low as the U.S. 10-year Treasury yield ended 2017 seven basis points lower than the end of 2016, and actually spent most of the year even lower. This dynamic, combined with credit spreads steadily tightening throughout 2017, allowed the major fixed income indexes to register positive returns.

For the full year, there was wide dispersion across investment style and size. Growth stocks outperformed value stocks across most asset classes. Additionally, large cap stocks outperformed small cap stocks, with emerging market equities being the notable exception where small cap stocks outperformed large cap stocks. The Information Technology sector was the leading performer, by a wide margin, in the U.S. equity markets, with Energy and Telecom being the notable laggards. An interesting dynamic that manifested itself seemed to be that one or two industries seemed to dominate positive returns within each sector. For example, refining led the energy sector by a wide margin, homebuilders and casinos led the consumer sector, etc.

The LVIP Managed Risk American Global Allocation Funds are designed to give broad exposure to global equities and fixed income securities by investing in American Funds Insurance Series and American Funds retail funds, which have investment processes that emphasize superior stock selection based on bottom up fundamental research. The equity portion of the LVIP Managed Risk American Allocation Funds generally outperformed the equity portion of their composite benchmarks during 2017, as strong performance by underlying funds with exposures to growth and emerging markets offset underperformance from allocations to value and negative asset allocation decisions. The fixed income allocations within the LVIP Managed Risk American Global Allocation Funds generally underperformed the fixed income portion of their composite benchmarks during 2017, as allocations to underlying funds with government and mortgage exposure detracted from returns.

The volatility management overlay component of the LVIP American Global Allocation Managed Risk Funds did not have a meaningful impact on relative performance during 2017. During the past year, global equity markets experienced historically low levels of volatility which allowed for the Funds’ volatility management overlay to be less impactful to overall fund results given that volatility management strategies are designed to add value in the bear market portion of market cycles.

Portfolio Managers:
Lincoln Investment Advisors Corporation:	Maria Ma
Jay Shearon
Amritansh Tewary
Alex Zeng

Milliman Financial Risk Management LLC:	Zachary Brown
Jeff Greco
Adam Schenck

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP American Global Allocation Managed Risk Funds–1

LVIP American Global Allocation Managed Risk Funds

2017 Annual Report Commentary (unaudited) (continued)

LVIP American Global Balanced

Allocation Managed Risk Fund

Growth of $10,000 invested 3/16/12 through 12/31/17

This chart illustrates, hypothetically, that $10,000 was invested in LVIP American Global Balanced Allocation Managed Risk Fund shares on 3/16/12 (commencement of operations). As the chart shows, by 12/31/17, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $13,851 for the Service Class shares and to $14,134 for the Standard Class shares. For comparison, look at how the Balanced Blended Composite and the Bloomberg Barclays U.S. Aggregate Bond Index did over the same period. The same $10,000 investment would have increased to $15,054 and $11,568, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/17
Standard Class Shares
One Year	+ 12.08%
Five Year	+ 6.53%
Inception (3/16/12)	+ 6.15%
Service Class Shares
One Year	+ 11.69%
Five Year	+ 6.16%
Inception (3/16/12)	+ 5.78%

LVIP American Global Growth Allocation Managed Risk Fund

Growth of $10,000 invested 3/16/12 through 12/31/17

This chart illustrates, hypothetically, that $10,000 was invested in LVIP American Global Growth Allocation Managed Risk Fund shares on 3/16/12 (commencement of operations). As the chart shows, by 12/31/17, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $14,298 for the Service Class shares and to $14,588 for the Standard Class shares. For comparison, look at how the Growth Blended Composite and the Wilshire 5000 Total Market IndexSM did over the same period. The same $10,000 investment would have increased to $16,447 and $21,369, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/17
Standard Class Shares
One Year	+ 16.76%
Five Year	+ 7.08%
Inception (3/16/12)	+ 6.73%
Service Class Shares
One Year	+ 16.36%
Five Year	+ 6.71%
Inception (3/16/12)	+ 6.36%

LVIP American Global Allocation Managed Risk Funds–2

LVIP American Global Allocation Managed Risk Funds

2017 Annual Report Commentary (unaudited) (continued)

1.

The Balanced Blended Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s adviser. The Balanced Blended Composite is constructed as follows: 50% Bloomberg Barclays U.S. Aggregate Bond Index, 35% Wilshire 5000 Total Market IndexSM, 13% MSCI EAFE® NR Index and 2% MSCI Emerging Markets NR Index.

2.

The Bloomberg Barclays U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million par amount outstanding.

3.

The Growth Blended Composite is an unmanaged index compiled by LIAC, the Fund’s adviser. The Growth Blended Composite is constricted as follows: 46% Wilshire 5000 Total Market IndexSM, 30% Bloomberg Barclays U.S. Aggregate Bond Index, 20% MSCI EAFE® NR Index and 4% MSCI Emerging Markets NR Index.

4.	The Wilshire 5000 Total Market IndexSM consists of nearly 5,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

LVIP American Global Allocation Managed Risk Funds–3

LVIP American Global Allocation Managed Risk Funds

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2017 to December 31, 2017

Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of a Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Expense Analyses are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analyses are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017.

Actual Expenses

The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the tables, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

LVIP American Global Balanced Allocation

Managed Risk Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Annualized Expense Ratio	Expenses Paid During Period 7/1/17 to 12/31/17*
Actual
Standard Class Shares	$1,000.00	$1,054.40	0.30%	$1.55
Service Class Shares	1,000.00	1,052.50	0.65%	3.36
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.69	0.30%	$1.53
Service Class Shares	1,000.00	1,021.93	0.65%	3.31

LVIP American Global Growth Allocation

Managed Risk Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Annualized Expense Ratio	Expenses Paid During Period 7/1/17 to 12/31/17*
Actual
Standard Class Shares	$1,000.00	$1,076.60	0.30%	$1.57
Service Class Shares	1,000.00	1,074.70	0.65%	3.40
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.69	0.30%	$1.53
Service Class Shares	1,000.00	1,021.93	0.65%	3.31

*	Expenses Paid During Period are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Each Fund operates under a fund of funds structure. Each Fund invests substantially all of its assets in other investment companies (“Underlying Funds”). In addition to the Funds’ expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements of the Underlying Funds can be found at www.sec.gov.

LVIP American Global Allocation Managed Risk Funds–4

LVIP American Global Allocation Managed Risk Funds

Security Type/Sector Allocations (unaudited)

As of December 31, 2017

LVIP American Global Balanced Allocation

Managed Risk Fund

Security Type/Sector	Percentage of Net Assets
Affiliated Investment	3.76%
Investment Company	3.76%
Fixed Income Fund	3.76%
Unaffiliated Investments	96.29%
Investment Companies	96.29%
Asset Allocation Fund	14.90%
Equity Funds	26.24%
Fixed Income Funds	37.65%
International Equity Funds	13.15%
International Fixed Income Fund	1.89%
Money Market Fund	2.46%
Total Value of Securities	100.05%
Liabilities Net of Receivables and Other Assets	(0.05%	)
Total Net Assets	100.00%

LVIP American Global Growth Allocation

Managed Risk Fund

Security Type/Sector	Percentage of Net Assets
Affiliated Investments	7.72%
Investment Companies	7.72%
Fixed Income Fund	2.67%
International Equity Fund	5.05%
Unaffiliated Investments	92.35%
Investment Companies	92.35%
Asset Allocation Fund	10.78%
Equity Funds	34.21%
Fixed Income Funds	21.28%
International Equity Funds	23.14%
Money Market Fund	2.94%
Total Value of Securities	100.07%
Liabilities Net of Receivables and Other Assets	(0.07%	)
Total Net Assets	100.00%

LVIP American Global Allocation Managed Risk Funds–5

LVIP American Global Balanced Allocation Managed Risk Fund

Schedule of Investments

December 31, 2017

	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT–3.76%
INVESTMENT COMPANY–3.76%
Fixed Income Fund–3.76%
✢American Funds Insurance Series®–Mortgage Bond Fund	7,009,692	$73,391,472

Total Affiliated Investment (Cost $73,443,388)		73,391,472

UNAFFILIATED INVESTMENTS–96.29%
INVESTMENT COMPANIES–96.29%
Asset Allocation Fund–14.90%
²American Funds®– Capital Income Builder	4,632,860	290,943,628

		290,943,628

Equity Funds–26.24%
²American Funds®–
AMCAP Fund	6,230,027	198,114,867
American Mutual Fund	4,327,120	176,589,772
✢American Funds Insurance Series®–Growth-Income Fund	2,742,119	137,709,210

		512,413,849

Fixed Income Funds–37.65%
²American Funds®– Intermediate Bond Fund of America	12,410,556	165,308,601
✢American Funds Insurance Series®–
Bond Fund	44,162,620	477,839,545
High-Income Bond Fund	3,614,085	36,827,528
U.S. Government/AAA-Rated Securities Fund	4,560,532	55,091,222

		735,066,896

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
International Equity Funds–13.15%
²American Funds®–
EuroPacific Growth Fund	1,403,792	$78,808,860
New Perspective Fund	1,366,392	58,987,126
✢American Funds Insurance Series®–
Global Growth & Income Fund	1,243,497	19,659,684
Global Small Capitalization Fund	2,349,462	59,629,339
New World Fund	1,565,611	39,609,964

		256,694,973

International Fixed Income Fund–1.89%
✢American Funds Insurance Series®–Global Bond Fund	3,102,237	36,854,572

		36,854,572

Money Market Fund–2.46%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 1.15%)	48,000,935	48,000,935

		48,000,935

Total Unaffiliated Investments (Cost $1,701,677,856)		1,879,974,853

TOTAL VALUE OF SECURITIES–100.05% (Cost $1,775,121,244)	1,953,366,325
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.05%)	(933,552)

NET ASSETS APPLICABLE TO 165,286,166 SHARES OUTSTANDING–100.00%	$1,952,432,773

²	Class R-6 shares.
✢	Class 1 shares.

LVIP American Global Allocation Managed Risk Funds–6

LVIP American Global Balanced Allocation Managed Risk Fund

Schedule of Investments (continued)

The following futures contracts were outstanding at December 31, 2017:1

Futures Contracts

Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Depreciation
Interest Rate Contracts:
446	U.S. Treasury 5 yr Notes	$51,809,172	$51,889,671	3/30/18	$(80,499)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

yr–Year

See accompanying notes, which are an integral part of the financial statements.

LVIP American Global Allocation Managed Risk Funds–7

LVIP American Global Growth Allocation Managed Risk Fund

Schedule of Investments

December 31, 2017

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENTS–7.72%
INVESTMENT COMPANIES–7.72%
Fixed Income Fund–2.67%
✢American Funds Insurance Series®–Mortgage Bond Fund	9,663,237	$101,174,089

		101,174,089

International Equity Fund–5.05%
✢American Funds Insurance Series®–New World Fund	7,587,359	191,960,188

		191,960,188

Total Affiliated Investments (Cost $254,214,569)		293,134,277

UNAFFILIATED INVESTMENTS–92.35%
INVESTMENT COMPANIES–92.35%
Asset Allocation Fund–10.78%
²American Funds®– Capital Income Builder	6,519,123	409,400,922

		409,400,922

Equity Funds–34.21%
²American Funds®–
AMCAP Fund	14,489,543	460,767,455
American Mutual Fund	10,255,488	418,526,467
✢American Funds Insurance Series®–Growth-Income Fund	8,369,618	420,322,193

		1,299,616,115

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Fixed Income Funds–21.28%
²American Funds®– Intermediate Bond Fund of America	17,708,903	$235,882,584
✢American Funds Insurance Series®–
Bond Fund	46,717,110	505,479,127
U.S. Government/AAA-Rated Securities Fund	5,573,503	67,327,921

		808,689,632

International Equity Funds–23.14%
²American Funds®–
EuroPacific Growth Fund	6,809,888	382,307,126
New Perspective Fund	5,297,366	228,687,300
✢American Funds Insurance Series®–
Global Growth & Income Fund	4,805,227	75,970,634
Global Small Capitalization Fund	7,578,766	192,349,080

		879,314,140

Money Market Fund–2.94%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 1.15%)	111,782,324	111,782,324

		111,782,324

Total Unaffiliated Investments (Cost $3,072,246,242)		3,508,803,133

TOTAL VALUE OF SECURITIES–100.07% (Cost $3,326,460,811)	3,801,937,410
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.07%)	(2,501,249)

NET ASSETS APPLICABLE TO 301,813,099 SHARES OUTSTANDING–100.00%	$3,799,436,161

²	Class R-6 shares.
✢	Class 1 shares.

LVIP American Global Allocation Managed Risk Funds–8

LVIP American Global Growth Allocation Managed Risk Fund

Schedule of Investments (continued)

The following futures contracts were outstanding at December 31, 2017:1

Futures Contracts

Contracts to Buy (Sell)	Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Depreciation
Interest Rate Contracts:
1,027 U.S. Treasury 5 yr Notes	$119,300,492	$119,478,045	3/30/18	$(177,553)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

yr–Year

See accompanying notes, which are an integral part of the financial statements.

LVIP American Global Allocation Managed Risk Funds–9

LVIP American Global Allocation Managed Risk Funds

Statements of Assets and Liabilities

December 31, 2017

	LVIP American Global Balanced Allocation Managed Risk Fund	LVIP American Global Growth Allocation Managed Risk Fund
ASSETS:
Affiliated investments, at value	$73,391,472	$293,134,277
Unaffiliated investments, at value	1,879,974,853	3,508,803,133
Receivable for fund shares sold	283,461	110,057
Cash collateral held at broker for futures contracts	278,750	641,875
Dividends receivable from investments	254,572	396,182
Variation margin due from broker on futures contracts	41,812	96,281
Receivable for investments sold	25,506	—

TOTAL ASSETS	1,954,250,426	3,803,181,805

LIABILITIES:
Due to manager and affiliates	1,039,824	2,021,622
Payable for fund shares redeemed	503,485	1,286,663
Payable for investments purchased	214,903	398,383
Due to custodian	27,955	—
Other accrued expenses payable	31,486	38,976

TOTAL LIABILITIES	1,817,653	3,745,644

TOTAL NET ASSETS	$1,952,432,773	$3,799,436,161

Affiliated investments, at cost	$73,443,388	$254,214,569
Unaffiliated investments, at cost	1,701,677,856	3,072,246,242

Standard Class:
Net Assets	$726,476	$897,194
Shares Outstanding	61,477	71,239
Net Asset Value Per Share	$11.817	$12.594

Service Class:
Net Assets	$1,951,706,297	$3,798,538,967
Shares Outstanding	165,224,689	301,741,860
Net Asset Value Per Share	$11.812	$12.589

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2017:
Shares of beneficial interest (unlimited authorization–no par)	$1,755,901,166	$3,304,658,005
Undistributed net investment income	45,640	66,413
Accumulated net realized gain on investments	18,321,385	19,412,697
Net unrealized appreciation of investments and derivatives	178,164,582	475,299,046

TOTAL NET ASSETS	$1,952,432,773	$3,799,436,161

See accompanying notes, which are an integral part of the financial statements.

LVIP American Global Allocation Managed Risk Funds–10

LVIP American Global Allocation Managed Risk Funds

Statements of Operations

Year Ended December 31, 2017

	LVIP American Global Balanced Allocation Managed Risk Fund	LVIP American Global Growth Allocation Managed Risk Fund
INVESTMENT INCOME:
Dividends from affiliated investments	$1,239,837	$3,810,122
Dividends from unaffiliated investments	38,643,992	62,037,817

	39,883,829	65,847,939

EXPENSES:
Distribution fees-Service Class	6,807,450	12,997,601
Management fees	4,864,210	9,285,653
Shareholder servicing fees	378,680	727,029
Accounting and administration expenses	161,939	281,242
Professional fees	55,983	88,780
Reports and statements to shareholders	55,309	70,357
Trustees’ fees and expenses	54,072	102,949
Custodian fees	27,066	52,305
Consulting fees	9,982	15,915
Pricing fees	14	150
Other	17,380	32,953

	12,432,085	23,654,934
Less:
Expenses paid indirectly	—	(12)

Total operating expenses	12,432,085	23,654,922

NET INVESTMENT INCOME	27,451,744	42,193,017

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Distributions from affiliated investments	458,973	647,392
Distributions from unaffiliated investments.	39,735,440	100,950,249
Sale of affiliated investments	(25,322)	(1,007,276)
Sale of unaffiliated investments	9,910,322	24,058,471
Futures contracts	(294)	(674)

Net realized gain	50,079,119	124,648,162

Net change in unrealized appreciation (depreciation) of:
Affiliated investments	(570,303)	46,081,917
Unaffiliated investments	138,382,181	349,608,408
Futures contracts	(80,499)	(177,553)

Net change in unrealized appreciation (depreciation)	137,731,379	395,512,772

NET REALIZED AND UNREALIZED GAIN	187,810,498	520,160,934

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$215,262,242	$562,353,951

See accompanying notes, which are an integral part of the financial statements.

LVIP American Global Allocation Managed Risk Funds–11

LVIP American Global Allocation Managed Risk Funds

Statements of Changes in Net Assets

	LVIP American Global Balanced Allocation Managed Risk Fund		LVIP American Global Growth Allocation Managed Risk Fund
	Year Ended		Year Ended
	12/31/17	12/31/16	12/31/17	12/31/16
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$27,451,744	$29,961,096	$42,193,017	$48,639,135
Net realized gain (loss)	50,079,119	(10,068,157)	124,648,162	(71,572,368)
Net change in unrealized appreciation (depreciation)	137,731,379	62,739,812	395,512,772	132,892,531

Net increase in net assets resulting from operations	215,262,242	82,632,751	562,353,951	109,959,298

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(15,296)	(13,250)	(14,820)	(15,459)
Service Class	(34,750,667)	(32,520,371)	(50,639,691)	(51,764,390)

	(34,765,963)	(32,533,621)	(50,654,511)	(51,779,849)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	244	76,313	253,035	467,051
Service Class	84,405,346	134,654,449	91,258,443	141,248,058
Reinvestment of dividends and distributions:
Standard Class	15,296	13,250	14,820	15,459
Service Class	34,750,667	32,520,371	50,639,691	51,764,390

	119,171,553	167,264,383	142,165,989	193,494,958

Cost of shares redeemed:
Standard Class	(14,413)	(11,925)	(351,731)	(518,990)
Service Class	(295,751,182)	(263,717,671)	(543,359,448)	(508,612,319)

	(295,765,595)	(263,729,596)	(543,711,179)	(509,131,309)

Decrease in net assets derived from capital share transactions	(176,594,042)	(96,465,213)	(401,545,190)	(315,636,351)

NET INCREASE (DECREASE) IN NET ASSETS	3,902,237	(46,366,083)	110,154,250	(257,456,902)
NET ASSETS:
Beginning of year	1,948,530,536	1,994,896,619	3,689,281,911	3,946,738,813

End of year	$1,952,432,773	$1,948,530,536	$3,799,436,161	$3,689,281,911

Undistributed net investment income	$45,640	$225,497	$66,413	$252,133

See accompanying notes, which are an integral part of the financial statements.

LVIP American Global Allocation Managed Risk Funds–12

LVIP American Global Balanced Allocation Managed Risk Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period was as follows:

	LVIP American Global Balanced Allocation Managed Risk Fund
			Standard Class Year Ended
	12/31/17	12/31/16[1]	12/31/15	12/31/14	12/31/13

Net asset value, beginning of period.	$10.770	$10.503	$11.223	$11.066	$10.144

Income (loss) from investment operations:
Net investment income[2]	0.202	0.200	0.199	0.241	0.237
Net realized and unrealized gain (loss)	1.099	0.287	(0.434)	0.366	1.110

Total from investment operations	1.301	0.487	(0.235)	0.607	1.347

Less dividends and distributions from:
Net investment income	(0.254)	(0.220)	(0.314)	(0.232)	(0.195)
Net realized gain	—	—	(0.120)	(0.218)	(0.230)
Return of capital	—	—	(0.051)	—	—

Total dividends and distributions	(0.254)	(0.220)	(0.485)	(0.450)	(0.425)

Net asset value, end of period	$11.817	$10.770	$10.503	$11.223	$11.066

Total return[3]	12.08%	4.64%	(2.10% )	5.49%	13.29%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$727	$662	$567	$553	$657
Ratio of expenses to average net assets[4]	0.29%	0.27%	0.27%	0.27%	0.27%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.29%	0.27%	0.27%	0.27%	0.28%
Ratio of net investment income to average net assets	1.76%	1.86%	1.77%	2.11%	2.17%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.76%	1.86%	1.77%	2.11%	2.16%
Portfolio turnover	22%	22%	20%	12%	53%

[1]	Effective May 1, 2016, Milliman Financial Risk Management LLC is responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Global Allocation Managed Risk Funds–13

LVIP American Global Balanced Allocation Managed Risk Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP American Global Balanced Allocation Managed Risk Fund
	Service Class
	Year Ended
	12/31/17	12/31/16[1]	12/31/15	12/31/14	12/31/13

Net asset value, beginning of period	$10.767	$10.501	$11.221	$11.065	$10.144

Income (loss) from investment operations:
Net investment income[2]	0.161	0.162	0.159	0.201	0.197
Net realized and unrealized gain (loss)	1.098	0.287	(0.433)	0.365	1.111

Total from investment operations	1.259	0.449	(0.274)	0.566	1.308

Less dividends and distributions from:
Net investment income	(0.214)	(0.183)	(0.275)	(0.192)	(0.157)
Net realized gain	—	—	(0.120)	(0.218)	(0.230)
Return of capital	—	—	(0.051)	—

Total dividends and distributions	(0.214)	(0.183)	(0.446)	(0.410)	(0.387)

Net asset value, end of period	$11.812	$10.767	$10.501	$11.221	$11.065

Total return[3]	11.69%	4.27%	(2.45% )	5.13%	12.91%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,951,706	$1,947,869	$1,994,330	$1,885,717	$1,375,950
Ratio of expenses to average net assets[4]	0.64%	0.62%	0.62%	0.62%	0.62%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.64%	0.62%	0.62%	0.62%	0.63%
Ratio of net investment income to average net assets	1.41%	1.51%	1.42%	1.77%	1.82%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.41%	1.51%	1.42%	1.77%	1.81%
Portfolio turnover	22%	22%	20%	12%	53%

[1]	Effective May 1, 2016, Milliman Financial Risk Management LLC is responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Global Allocation Managed Risk Funds–14

LVIP American Global Growth Allocation Managed Risk Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period was as follows:

	LVIP American Global Growth Allocation Managed Risk Fund
	Standard Class
	Year Ended
	12/31/17	12/31/16[1]	12/31/15	12/31/14	12/31/13

Net asset value, beginning of period	$10.967	$10.803	$11.574	$11.648	$10.214

Income (loss) from investment operations:
Net investment income[2]	0.177	0.176	0.190	0.232	0.243
Net realized and unrealized gain (loss)	1.662	0.182	(0.555)	0.069	1.542

Total from investment operations	1.839	0.358	(0.365)	0.301	1.785

Less dividends and distributions from:
Net investment income	(0.212)	(0.194)	(0.264)	(0.232)	(0.161)
Net realized gain	—	—	(0.027)	(0.143)	(0.190)
Return of capital	—	—	(0.115)	—	—

Total dividends and distributions	(0.212)	(0.194)	(0.406)	(0.375)	(0.351)

Net asset value, end of period	$12.594	$10.967	$10.803	$11.574	$11.648

Total return[3]	16.76%	3.31%	(3.16% )	2.56%	17.49%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$897	$890	$914	$878	$488
Ratio of expenses to average net assets[4]	0.29%	0.27%	0.27%	0.26%	0.26%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.29%	0.27%	0.27%	0.26%	0.27%
Ratio of net investment income to average net assets	1.49%	1.62%	1.63%	1.95%	2.13%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.49%	1.62%	1.63%	1.95%	2.12%
Portfolio turnover	22%	25%	22%	15%	48%

[1]	Effective May 1, 2016, Milliman Financial Risk Management LLC is responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Global Allocation Managed Risk Funds–15

LVIP American Global Growth Allocation Managed Risk Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP American Global Growth Allocation Managed Risk Fund
	Service Class
	Year Ended
	12/31/17	12/31/16[1]	12/31/15	12/31/14	12/31/13

Net asset value, beginning of period	$10.965	$10.802	$11.572	$11.647	$10.214

Income (loss) from investment operations:
Net investment income[2]	0.135	0.138	0.149	0.190	0.198
Net realized and unrealized gain (loss)	1.659	0.181	(0.553)	0.069	1.547

Total from investment operations	1.794	0.319	(0.404)	0.259	1.745

Less dividends and distributions from:
Net investment income	(0.170)	(0.156)	(0.224)	(0.191)	(0.122)
Net realized gain	—	—	(0.027)	(0.143)	(0.190)
Return of capital	—	—	(0.115)	—

Total dividends and distributions	(0.170)	(0.156)	(0.366)	(0.334)	(0.312)

Net asset value, end of period	$12.589	$10.965	$10.802	$11.572	$11.647

Total return[3]	16.36%	2.94%	(3.49% )	2.20%	17.10%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$3,798,539	$3,688,392	$3,945,825	$3,768,318	$2,544,418
Ratio of expenses to average net assets[4]	0.64%	0.62%	0.62%	0.61%	0.61%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.64%	0.62%	0.62%	0.61%	0.62%
Ratio of net investment income to average net assets	1.14%	1.27%	1.28%	1.60%	1.78%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.14%	1.27%	1.28%	1.60%	1.77%
Portfolio turnover	22%	25%	22%	15%	48%

[1]	Effective May 1, 2016, Milliman Financial Risk Management LLC is responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Global Allocation Managed Risk Funds–16

LVIP American Global Allocation Managed Risk Funds

Notes to Financial Statements

December 31, 2017

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 92 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP American Global Balanced Allocation Managed Risk Fund and LVIP American Global Growth Allocation Managed Risk Fund (each, a “Fund”, and collectively, the “Funds”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are diversified management investment companies registered under the 1940 Act. Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold each Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

Each Fund operates under a fund of funds structure and invests substantially all of its assets in the American Funds Insurance Series® funds and American Funds® retail funds (collectively, the “Underlying Funds”). The Underlying Funds, which are advised by an unaffiliated adviser, invest in U.S. and foreign stocks, bonds and money market instruments. In addition to investment company investments, the Funds may invest in individual securities, such as money market instruments, and employ an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Financial statements for the Underlying Funds can be found at www.sec.gov.

The investment objective of the LVIP American Global Balanced Allocation Managed Risk Fund is to seek a balance between a high level of current income and growth of capital.

The investment objective of the LVIP American Global Growth Allocation Managed Risk Fund is to seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.

1. Significant Accounting Policies

Each Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, each Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Funds.

Security Valuation–The Funds value Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information. Investments in government money market funds have a stable NAV. Futures contracts are valued at the daily quoted settlement prices.

Federal Income Taxes–No provision for federal income taxes has been made because each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 to and make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing each Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on each Fund’s federal income tax returns through the year ended December 31, 2017 and for the open tax years (years ended December 31, 2014-December 31, 2016) and has concluded that no provision for federal income tax is required in the Funds’ financial statements. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statements of Operations. During the year ended December 31, 2017, the Funds did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series within the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e. the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date. The Funds declare and distribute dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

LVIP American Global Allocation Managed Risk Funds–17

LVIP American Global Allocation Managed Risk Funds

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

The Funds receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this arrangement is included in “Custodian fees” on the Statements of Operations with the corresponding expense offset shown as “Expenses paid indirectly”.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Funds’ investment portfolios and providing certain administrative services to the Funds. For its services, LIAC receives a management fee at an annual rate of 0.25% of the average daily net assets of the Funds. The fee is calculated daily and paid monthly. The fee is in addition to the management fees indirectly paid to the investment advisers of the Underlying Funds (including LIAC).

Milliman Financial Risk Management LLC (the “Sub-Adviser”) is responsible for managing the Funds’ managed risk strategy. For these services, LIAC, not the Funds, pays the Sub-Adviser a fee based on each Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, the Funds reimburse Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statements of Operations. For the year ended December 31, 2017, fees for these administrative and legal services were as follows:

	LVIP American Global Balanced Allocation Managed Risk Fund	LVIP American Global Growth Allocation Managed Risk Fund
Administrative	$110,988	$211,405
Legal	19,448	36,985

Lincoln Life also provides certain contract holder and additional corporate services to the Funds. Effective May 1, 2017, the each Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the average daily net assets of each Fund, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statements of Operations.

Lincoln Life also prints and mails Fund documents on behalf of the Funds. The cost of these services is included in “Reports and statements to shareholders” on the Statements of Operations. The Funds reimburse Lincoln Life for the cost of these services. For the year ended December 31, 2017, these fees were as follows:

	LVIP American Global Balanced Allocation Managed Risk Fund	LVIP American Global Growth Allocation Managed Risk Fund
Printing and mailing	$39,466	$44,482

The Funds currently offer two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to their distribution and service plan, the Funds are authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.

In addition to the management fees and other expenses reflected on the Statements of Operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds in which they invest. Because each of the Underlying Funds has varied expense and fee levels, and the Funds may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.

At December 31, 2017, the Funds had liabilities payable to affiliates as follows:

	LVIP American Global Balanced Allocation Managed Risk Fund	LVIP American Global Growth Allocation Managed Risk Fund
Management fees payable to LIAC	$413,370	$ 803,586
Distribution fees payable to LFD	578,503	1,124,820
Shareholder servicing fees payable to Lincoln Life	47,951	93,216

Certain officers and trustees of the Funds are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Funds. The Funds pay compensation to unaffiliated trustees.

LVIP American Global Allocation Managed Risk Funds–18

LVIP American Global Allocation Managed Risk Funds

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers’ outstanding securities (non-LVIP Funds). Affiliated investments of the Funds and the corresponding investment activity for the year ended December 31, 2017, were as follows:

		LVIP American Global Balanced Allocation Managed Risk Fund

	Value 12/31/16	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/17	Dividends	Capital Gain Distributions
American Funds Insurance Series® - Bond Fund*	$639,157,709	$—	$—	$—	$—	$—	$—	$—
American Funds Insurance Series® - Mortgage Bond Fund	75,107,944	9,190,638	10,311,485	(25,322)	(570,303)	73,391,472	1,239,837	458,973

Total	$714,265,653	$9,190,638	$10,311,485	$(25,322)	$(570,303)	$73,391,472	$1,239,837	$458,973

		LVIP American Global Growth Allocation Managed Risk Fund

	Value 12/31/16	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/17	Dividends	Capital Gain Distributions
American Funds Insurance Series®- Bond Fund*	$745,289,989	$—	$—	$—	$—	$—	$—	$—
American Funds Insurance Series®- Mortgage Bond Fund	106,351,919	17,540,178	21,895,864	7,216	(829,360)	101,174,089	1,717,120	647,392
American Funds Insurance Series®- New World Fund	175,883,458	3,953,292	33,773,347	(1,014,492)	46,911,277	191,960,188	2,093,002	—

Total	$1,027,525,366	$21,493,470	$55,669,211	$(1,007,276)	$46,081,917	$293,134,277	$3,810,122	$647,392

*Issuer is not an affiliated investment of the Fund at December 31, 2017.

3. Investments

For the year ended December 31, 2017, each Fund made purchases and sales of investment securities other than short-term investments as follows:

	LVIP American Global Balanced Allocation Managed Risk Fund	LVIP American Global Growth Allocation Managed Risk Fund
Purchases	$408,146,224	$ 778,598,178
Sales	531,776,998	1,053,343,297

VIP American Global Allocation Managed Risk Funds–19

LVIP American Global Allocation Managed Risk Funds

Notes to Financial Statements (continued)

3. Investments (continued)

At December 31, 2017, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for each Fund were as follows:

	LVIP American Global Balanced Allocation Managed Risk Fund	LVIP American Global Growth Allocation Managed Risk Fund
Cost of investments and derivatives	$1,788,952,633	$3,364,647,488

Aggregate unrealized appreciation of investments and derivatives	$186,238,976	$482,338,342
Aggregate unrealized depreciation of investments and derivatives	(21,905,783)	(45,225,973)

Net unrealized appreciation of investments and derivatives	$164,333,193	$437,112,369

U.S. GAAP defines fair value as the price that the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including each Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of each Fund’s investments by fair value hierarchy levels as of December 31, 2017:

Level 1 Investments: Assets:	LVIP American Global Balanced Allocation Managed Risk Fund	LVIP American Global Growth Allocation Managed Risk Fund
Affiliated Investment Companies	$73,391,472	$293,134,277
Unaffiliated Investment Companies	1,879,974,853	3,508,803,133

Total Investments	$1,953,366,325	$3,801,937,410

Derivatives:

Liabilities:
Future Contracts	$(80,499)	$(177,553)

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2017, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Funds’ policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

LVIP American Global Allocation Managed Risk Funds–20

LVIP American Global Allocation Managed Risk Funds

Notes to Financial Statements (continued)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2017 and 2016 was as follows:

	LVIP American Global Balanced Allocation Managed Risk Fund	LVIP American Global Growth Allocation Managed Risk Fund
Year ended December 31, 2017:
Ordinary income	$34,765,963	$50,654,511

Year ended December 31, 2016:
Ordinary income	$32,533,621	$51,779,849

5. Components of Net Assets on a Tax Basis

As of December 31, 2017, the components of net assets on a tax basis were as follows:

	LVIP American Global Balanced Allocation Managed Risk Fund	LVIP American Global Growth Allocation Managed Risk Fund
Shares of beneficial interest	$1,755,901,166	$3,304,658,005
Undistributed ordinary income	45,640	66,413
Undistributed long-term capital gains	32,152,774	57,599,374
Net unrealized appreciation	164,333,193	437,112,369

Net assets	$1,952,432,773	$3,799,436,161

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales and mark-to-market of futures contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to distributions received from the Underlying Funds. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2017, the Funds recorded the following reclassifications:

	LVIP American Global Balanced Allocation Managed Risk Fund	LVIP America Global Growth Allocation Managed Risk Fund
Undistributed net investment income	$7,134,362	$8,275,774
Accumulated net realized loss	(7,134,362)	(8,275,774)

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss. As of December 31, 2017, the Funds had no capital loss carryforwards for federal income tax purposes.

In 2017, LVIP American Global Balanced Allocation Managed Risk Fund and LVIP American Global Growth Allocation Managed Risk Fund utilized $7,416,528 and $52,472,846, respectively, of capital loss carryforwards.

LVIP American Global Allocation Managed Risk Funds–21

LVIP American Global Allocation Managed Risk Funds

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	LVIP American Global Balanced Allocation Managed Risk Fund		LVIP American Global Growth Allocation Managed Risk Fund
	Year Ended		Year Ended
	12/31/17	12/31/16	12/31/17	12/31/16
Shares sold:
Standard Class	21	7,358	19,878	42,704
Service Class	7,393,037	12,586,537	7,698,773	13,045,339
Shares reinvested:
Standard Class	1,294	1,230	1,175	1,407
Service Class	2,939,883	3,018,412	4,017,916	4,714,426

	10,334,235	15,613,537	11,737,742	17,803,876

Shares redeemed:
Standard Class	(1,251)	(1,106)	(30,961)	(47,539)
Service Class	(26,013,611)	(24,611,427)	(46,357,006)	(46,654,098)

	(26,014,862)	(24,612,533)	(46,387,967)	(46,701,637)

Net decrease	(15,680,627)	(8,998,996)	(34,650,225)	(28,897,761)

7. Derivatives

U.S. GAAP requires enhanced disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts–Each Fund may use futures in the normal course of pursuing its investment objectives and strategies. Each Fund may invest in futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund’s investments; to facilitate investments in portfolio securities; and to reduce cost. In addition, each Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Funds deposit U.S. or foreign cash or pledge U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Funds as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

During the year ended December 31, 2017, the Funds used futures contracts to hedge the Funds’ existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.

LVIP American Global Balanced Allocation Managed Risk Fund

Fair values of derivative instruments as of December 31, 2017 were as follows:

	Asset Derivatives		Liability Derivatives
	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value
Futures contracts (Interest rate contracts)*	Variation margin due from broker on futures contracts	$—	Variation margin due from broker on futures contracts	$(80,499)

*Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were open through December 31, 2017. Only the current day’s variation margin is reported on the “Statement of Assets and Liabilities.”

LVIP American Global Allocation Managed Risk Funds–22

LVIP American Global Allocation Managed Risk Funds

Notes to Financial Statements (continued)

7. Derivatives (continued)

The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2017 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Interest rate contracts)	Net realized gain (loss) on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(294)	$(80,499)

LVIP American Global Growth Allocation Managed Risk Fund

Fair values of derivative instruments as of December 31, 2017 were as follows:

	Asset Derivatives		Liability Derivatives
	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value
Futures contracts (Interest rate contracts)*	Variation margin due from broker on futures contracts	—	Variation margin due from broker on futures contracts	$(177,553)

*Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were open through December 31, 2017. Only the current day’s variation margin is reported on the “Statement of Assets and Liabilities.”

The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2017 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Interest rate contracts)	Net realized gain (loss) on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(674)	$(177,553)

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by each Fund during the year ended December 31, 2017.

	Long Derivative Volume Futures Contracts (Average Notional Value)	Short Derivative Volume Futures Contracts (Average Notional Value)
LVIP American Global Balanced Allocation Managed Risk Fund	$4,543,222	—
LVIP American Global Growth Allocation Managed Risk Fund	10,461,635	—

8. Market Risk

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

9. Contractual Obligations

The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown; however, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of material loss to be remote.

10. Recent Regulatory Reporting Updates

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amended Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. As of August 1, 2017, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.

LVIP American Global Allocation Managed Risk Funds–23

LVIP American Global Allocation Managed Risk Funds

Notes to Financial Statements (continued)

11. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Funds’ financial statements.

LVIP American Global Allocation Managed Risk Funds–24

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of LVIP American Global Balanced Allocation Managed Risk Fund and LVIP American Global Growth Allocation Managed Risk Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of LVIP American Global Balanced Allocation Managed Risk Fund and LVIP American Global Growth Allocation Managed Risk Fund (collectively referred to as the “Funds”) (two of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedules of investments, as of December 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (two of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.

Philadelphia, Pennsylvania

February 22, 2018

LVIP American Global Allocation Managed Risk Funds–25

LVIP American Global Allocation Managed Risk Funds

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2017, the Funds report distributions paid during the year as follows:

(A) Ordinary Income Total Distributions (Tax Basis)
LVIP American Global Balanced Allocation Managed Risk Fund	100.00%
LVIP American Global Growth Allocation Managed Risk Fund	100.00%

(A) is based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 22-23 and September 11-12, 2017, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with Milliman Financial Risk Management LLC (“Milliman”) (collectively, with the investment management agreement, the “Advisory Agreements” and each individually an “Advisory Agreement”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and Milliman, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and Milliman provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and Milliman provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding the structure of portfolio manager compensation, brokerage practices, risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement.

The Board considered that the Funds are managed with a risk management strategy using up to 20% of net assets (the “Risk-Management Sleeve”) and that at least 80% of each Fund’s net assets are invested by LIAC in underlying funds (the “Equity Sleeve”). The Board considered that the risk-management strategy was designed to stabilize overall portfolio volatility (that is, variance in the Fund’s investment returns) and reduce the downside exposure of the Fund during significant market downturns by selling (short) (i.e., hedging) positions in exchange-traded futures contracts. The Board considered that the Funds’ investments in exchange-traded futures and the resulting costs limit the upside participation of the Funds in strong, increasing markets relative to unhedged funds. The Board also considered that Milliman had been appointed sub-adviser to the Risk-Management Sleeve of the Funds effective May 1, 2016, and that in June 2016, the Risk-Management Sleeve’s strategy was changed. The Board concluded that the services provided by LIAC were satisfactory.

LVIP American Global Allocation Managed Risk Funds–26

LVIP American Global Allocation Managed Risk Funds

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

Performance. The Board reviewed performance information (including total return and standard deviation) provided by Morningstar for the standard class of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“performance peer group”) and a benchmark index for the one, three, and five year periods, as applicable, ended March 31, 2017. The Board considered an in-person presentation related to the performance of the Risk-Management Sleeve by representatives of Oliver Wyman, an independent management consulting firm (“Oliver Wyman”), that assessed the overall LVIP Managed Risk Fund returns compared to the aggregate returns of risk control funds from 11 variable annuity sponsors.

The Board considered that LIAC had delegated day-to-day portfolio management of the Risk-Management Sleeve to Milliman and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, and monitoring the implementation of the risk management overlay model. The Board also considered an in-person presentation by representatives of Milliman regarding the performance of the Funds sub-advised by Milliman as well as presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve. The Board also considered that in June 2016, the Risk-Management Sleeve’s strategy was changed to eliminate the buying of (long) positions in exchange-traded equity futures with the intention that the revised risk management overlay would improve risk/return performance for investors. The Board noted LIAC’s view that it expects the negative impact of the risk management overlay to dampen over a full market cycle. The Board concluded that LIAC had appropriately reviewed and monitored Milliman’s performance.

The Board reviewed the LVIP American Global Balanced Allocation Managed Risk Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Moderately Conservative Allocation funds category and a custom index (Balanced Blended Risk Control Composite). The Board noted that the Fund’s total return was below the return of the performance peer group median and above the return of the benchmark index for the one, three and five year periods. The Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the LVIP American Global Growth Allocation Managed Risk Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Moderate Allocation funds category and a custom index (Growth Blended Risk Control Composite). The Board noted that the Fund’s total return was below the return of the performance peer group median and the return of the benchmark index for the one and three year periods and the same as the return of the performance peer group median and above the return of the benchmark index for the five year period. The Board considered LIAC’s comments that underperformance was attributable to the Fund’s higher allocation to international markets as international markets underperformed U.S. markets during the one-year period. The Board concluded that the services provided by LIAC were satisfactory.

Management Fee. The Board reviewed each Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar expense peer group and category median for each Fund. The Board noted that the investment management fees for each Fund were higher than the median investment management fee of the respective Morningstar expense peer group. The Board also considered that each Fund’s net expense ratio (plus acquired fund fees and expenses (“AFFE”)) was below the median net expense ratio (including AFFE) of the respective Morningstar expense peer group. The Board concluded that each Fund’s investment management fee was reasonable in light of the nature, quality and extent of services provided by LIAC.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Milliman on behalf of the each of the Funds, the Board considered the nature, extent and quality of services provided by Milliman under the subadvisory agreement. The Board reviewed the services provided by Milliman, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of Milliman. They also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.

LVIP American Global Allocation Managed Risk Funds–27

LVIP American Global Allocation Managed Risk Funds

Other Fund Information (unaudited) (continued)

Approval of Subadvisory Agreement (continued)

Performance. The Board noted that in June 2016, the Risk-Management Sleeve’s strategy was changed to eliminate the buying of (long) positions in exchange-traded equity futures with the intention that the revised risk management overlay would improve risk/return performance for investors. The Board noted LIAC’s view that it expects the negative impact of the risk management overlay to dampen over a full market cycle. The Board also considered various in-person presentations related to the performance of the Risk-Management Sleeve by representatives of Milliman and Oliver Wyman. The Board concluded that the services provided by Milliman were satisfactory.

Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule, which contains breakpoints, as well as information from Milliman regarding fees charged to comparable sub-advised clients. The Board considered that LIAC compensates Milliman from its fees and that the subadvisory fee schedule was negotiated between LIAC and Milliman, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.

Profitability and Fallout Benefits. The Board considered information regarding Milliman’s estimated profitability from providing subadvisory services to the Funds. The Board noted that the subadvisory fee schedule contains breakpoints and was negotiated between LIAC and Milliman, an unaffiliated third party, and that LIAC compensates Milliman from its fees. The Board reviewed materials provided by Milliman as to any additional benefits it receives and noted that Milliman indicated that its business in the aggregate derives non-pecuniary benefits from synergies related to conducting risk management programs for clients in large volume and that Milliman may receive intangible benefits from association with the Funds such as favorable publicity in relevant markets.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.

LVIP American Global Allocation Managed Risk Funds–28

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.

The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.

The term Fund Complex includes the 92 series of Lincoln Variable Insurance Products Trust.

Interested Trustee

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	Formerly: Lincoln Advisors Trust

* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of both the Advisor and The Lincoln National Life Insurance Company, the parent company of the Trust’s Adviser.

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	92	Formerly: Lincoln Advisors Trust

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	Formerly: Lincoln Advisors Trust

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	Formerly: Lincoln Advisors Trust

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Formerly: Lincoln Advisors Trust

LVIP American Global Allocation Managed Risk Funds–29

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Charles I. Plosser*** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Public Governor for the Financial Industry Regulatory Authority (FINRA); Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	92	Rochester Gas and Electric Corporation

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Associated Grocers of New England (Director Emeritus); Formerly: Lincoln Trust Advisors

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	Formerly: Lincoln Advisors Trust

Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	92	St. Vincent Health; Formerly: Lincoln Advisors Trust

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	92	Formerly: Lincoln Advisors Trust

Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012	92	Trustee of FundVantage Trust

** Steve A. Cobb, is the son-in-law of Kenneth G. Stella.

*** Charles I. Plosser was appointed Trustee effective January 1, 2018.

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.

Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.

LVIP American Global Allocation Managed Risk Funds–30

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.

Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Vice President, Secretary, and Chief Legal Officer	Since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President and Chief Compliance Officer, Lincoln National Corporation; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Deputy General Counsel, Janney Montgomery Scott LLC.

Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.

Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.

John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

LVIP American Global Allocation Managed Risk Funds–31

LVIP American Preservation Fund

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2017

LVIP American Preservation Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP American Preservation Fund

2017 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation

The Fund returned 1.69% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2017, while its benchmark, the Bloomberg Barclays U.S. Government/Credit 1-3 Year Index1, returned 0.84%.

Because of expectations related to the pro-growth agenda espoused by newly-elected President Trump and U.S. Republicans, which included tax reform and less regulation, the US equity markets began 2017 positively as a continuation of the momentum experienced after Trump’s election in November 2016. Furthermore, economies outside of the U.S. largely continued accommodative monetary policies and, in many cases, expansionary fiscal policies, that were also supportive to non-U.S. equity markets from the outset of the year. As the year progressed, the International Monetary Fund (the “IMF”) upwardly revised economic growth estimates for many non-U.S. economies, including the European Union, Japan and many emerging market countries, with U.S economic growth being revised upward to a lesser extent. This synchronized global economic growth was the foundation for equity markets generating strong positive returns in 2017, along with non-U.S. equity markets outperforming U.S. equity markets for the first time since 2012 because many of those economies are in the early stages of an earnings recovery cycle. It is also notable that these returns were generated while encountering historically low volatility throughout the year.

As we expected, the Federal Reserve continued its path toward normalization of interest rates, with three 25-basis point interest rate increases during 2017 that brought the target Fed Funds rate to 1.25%-1.50%. Despite these increases to short-term interest rates and a forecast of continued increases in 2018 and beyond, longer term interest rates stayed stubbornly low as the U.S. 10-year Treasury yield ended 2017 seven basis points lower than the end of 2016, and actually spent most of the year even lower. This dynamic, combined with credit spreads steadily tightening throughout 2017, allowed the major fixed income indexes to register positive returns.

For the full year, there was wide dispersion across investment style and size. Growth stocks outperformed value stocks across most asset classes. Additionally, large cap stocks outperformed small cap stocks, with emerging market equities being the notable exception where small cap stocks outperformed large cap stocks. The Information Technology sector was the leading performer, by a wide margin, in the U.S equity markets, with Energy and Telecom being the notable laggards. An interesting dynamic that manifested itself seemed to be that one or two industries seemed to dominate positive returns within each sector. For example, refining led the energy sector by a wide margin, homebuilders and casinos led the consumer sector, etc.

The Fund operates under a fund of funds structure, investing all of its assets in mutual funds (“underlying funds”). The underlying funds invest predominantly in U.S. and foreign investment grade fixed income securities, with modest off-benchmark high yield exposure. Over the one-year period ended December 31, 2017, the Fund’s modest high yield exposure helped performance as low default rates, strong investor demand, and generally accommodative global central bank policies led to further credit spread compression. However, the Fund’s overweight to securitized securities and underweight to investment-grade corporate securities partially offset the outperformance during the period.

Portfolio Managers:
Lincoln Investment Advisors Corporation:	Maria Ma
Jay Shearon Amritansh Tewary

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 8/29/12 through 12/31/17

This chart illustrates, hypothetically, that $10,000 was invested in LVIP American Preservation Fund shares on 8/29/12 (commencement of operations). As the chart shows, by 12/31/17, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,556 for the Standard Class shares and to $10,361 for the Service Class shares. For comparison, look at how the Bloomberg Barclays U.S. Government/Credit 1-3 Year Index did over the same period. The same $10,000 investment would have increased to $10,461. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/17
Standard Class Shares
One Year	+1.69%
Five Years	+0.99%
Inception (8/29/12)	+1.02%
Service Class Shares
One Year	+1.33%
Five Years	+0.63%
Inception (8/29/12)	+0.67%
1.	The Bloomberg Barclays U.S. Government/Credit 1-3 Year Index measures the performance of short-term (1-3 years) government and corporate bonds.

LVIP American Preservation Fund–1

LVIP American Preservation Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2017 to December 31, 2017

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Annualized Expense Ratio	Expenses Paid During Period 7/1/17 to 12/31/17*
Actual
Standard Class Shares	$1,000.00	$1,002.40	0.21%	$1.06
Service Class Shares	1,000.00	1,000.60	0.56%	2.82
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.15	0.21%	$1.07
Service Class Shares	1,000.00	1,022.38	0.56%	2.85

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies (“Underlying Funds”). In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in the table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP American Preservation Fund–2

LVIP American Preservation Fund

Security Type/Sector Allocation (unaudited)

As of December 31, 2017

Security Type/Sector	Percentage of Net Assets
Affiliated Investments	53.04%
Investment Companies	53.04%
Fixed Income Fund	50.04%
Money Market Fund	3.00%
Unaffiliated Investments	47.02%
Investment Companies	47.02%
Fixed Income Funds	45.98%
Global Fixed Income Fund	1.00%
Money Market Fund	0.04%
Total Value of Securities	100.06%
Liabilities Net of Receivables and Other Assets	(0.06%	)
Total Net Assets	100.00%

LVIP American Preservation Fund–3

LVIP American Preservation Fund

Schedule of Investments

December 31, 2017

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENTS–53.04%
INVESTMENT COMPANIES–53.04%
Fixed Income Fund–50.04%
²American Funds®– Short-Term Bond Fund of America	33,548,968	$332,134,786

		332,134,786

Money Market Fund–3.00%
*Lincoln Variable Insurance Products Trust–LVIP Government Money Market Fund (seven-day effective yield 0.64%)	1,991,451	19,914,507

		19,914,507

Total Affiliated Investments (Cost $354,156,471)		352,049,293

UNAFFILIATED INVESTMENTS–47.02%
INVESTMENT COMPANIES–47.02%
Fixed Income Funds–45.98%
²American Funds®–
Bond Fund of America	2,057,812	26,525,193
Intermediate Bond Fund of America	12,451,202	165,850,007

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Fixed Income Funds (continued)
✢American Funds Insurance Series®–
Bond Fund	1,226,835	$13,274,353
High-Income Bond Fund	1,954,561	19,916,979
Mortgage Bond Fund	1,266,972	13,265,199
U.S. Government/AAA-Rated Securities Fund	5,489,819	66,317,011

		305,148,742

Global Fixed Income Fund–1.00%
✢American Funds Insurance Series®– Global Bond Fund	559,267	6,644,097

		6,644,097

Money Market Fund–0.04%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 1.15%)	278,993	278,993

		278,993

Total Unaffiliated Investments (Cost $313,922,774)		312,071,832

TOTAL VALUE OF SECURITIES–100.06% (Cost $668,079,245)	664,121,125
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.06%)	(386,972)

NET ASSETS APPLICABLE TO 67,739,545 SHARES OUTSTANDING–100.00%	$663,734,153

²	Class R-6 shares.

*	Standard Class shares.

✢	Class 1 shares.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Preservation Fund–4

LVIP American Preservation Fund

Statement of Assets and Liabilities

December 31, 2017

ASSETS:
Affiliated investments, at value	$352,049,293
Unaffiliated investments, at value	312,071,832
Dividends receivable from investments	637,524
Receivable for fund shares sold	328,814

TOTAL ASSETS	665,087,463

LIABILITIES:
Payable for investment purchased	916,228
Due to manager and affiliates	296,258
Payable for fund shares redeemed	115,886
Other accrued expenses payable	24,938

TOTAL LIABILITIES	1,353,310

TOTAL NET ASSETS	$663,734,153

Affiliated investments, at cost	$354,156,471
Unaffiliated investments, at cost	313,922,774

Standard Class:
Net Assets	$127,772
Shares Outstanding	13,041
Net Asset Value Per Share	$9.798

Service Class:
Net Assets	$663,606,381
Shares Outstanding	67,726,504
Net Asset Value Per Share	$9.798

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2017:
Shares of beneficial interest (unlimited authorization–no par)	$671,759,946
Undistributed net investment income	321,901
Accumulated net realized loss on investments	(4,389,574)
Net unrealized depreciation of investments	(3,958,120)

TOTAL NET ASSETS	$663,734,153

See accompanying notes, which are an integral part of the financial statements.

LVIP American Preservation Fund–5

LVIP American Preservation Fund

Statement of Operations

Year Ended December 31, 2017

INVESTMENT INCOME:
Dividends from affiliated investments	$3,978,559
Dividends from unaffiliated investments	6,228,164

10,206,723

EXPENSES:
Distribution fees-Service Class	2,237,114
Management fees	1,598,255
Shareholder servicing fees	127,055
Accounting and administration expenses	72,609
Professional fees	30,965
Reports and statements to shareholders	25,321
Trustees’ fees and expenses	17,453
Custodian fees	11,034
Consulting fees	3,886
Pricing fees	31
Other	3,427

4,127,150
Less:
Management fees waived	(639,302)
Expenses paid indirectly	(214)

Total operating expenses	3,487,634

NET INVESTMENT INCOME	6,719,089

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Distributions from affiliated investments	1,059
Distributions from unaffiliated investments	997,865
Sale of affiliated investments	(100,191)
Sale of unaffiliated investments	(942,758)

Net realized loss	(44,025)

Net change in unrealized appreciation (depreciation) of:
Affiliated investments	(964,976)
Unaffiliated investments	2,479,084

Net change in unrealized appreciation (depreciation)	1,514,108

NET REALIZED AND UNREALIZED GAIN	1,470,083

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,189,172

See accompanying notes, which are an integral part of the financial statements.

LVIP American Preservation Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/17	12/31/16
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$6,719,089	$5,774,386
Net realized gain (loss)	(44,025)	137,039
Net change in unrealized appreciation (depreciation)	1,514,108	897,219

Net increase in net assets resulting from operations	8,189,172	6,808,644

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(1,956)	(4,218)
Service Class	(7,862,588)	(7,116,062)

	(7,864,544)	(7,120,280)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	16,174	344,438
Service Class	188,832,316	248,744,755
Reinvestment of dividends and distributions:
Standard Class	1,956	4,218
Service Class	7,862,588	7,116,062

	196,713,034	256,209,473

Cost of shares redeemed:
Standard Class	(140,608)	(175,104)
Service Class	(113,354,236)	(110,298,784)

	(113,494,844)	(110,473,888)

Increase in net assets derived from capital share transactions	83,218,190	145,735,585

NET INCREASE IN NET ASSETS	83,542,818	145,423,949
NET ASSETS:
Beginning of year	580,191,335	434,767,386

End of year	$663,734,153	$580,191,335

Undistributed net investment income	$321,901	$803,363

See accompanying notes, which are an integral part of the financial statements.

LVIP American Preservation Fund–6

LVIP American Preservation Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP American Preservation Fund Standard Class Year Ended
	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$9.785	$9.755	$9.888	$9.788	$10.020

Income (loss) from investment operations:
Net investment income[1]	0.139	0.145	0.150	0.137	0.153
Net realized and unrealized gain (loss)	0.026	0.042	(0.119)	0.073	(0.264)

Total from investment operations	0.165	0.187	0.031	0.210	(0.111)

Less dividends and distributions from:
Net investment income	(0.152)	(0.157)	(0.164)	(0.110)	(0.121)

Total dividends and distributions	(0.152)	(0.157)	(0.164)	(0.110)	(0.121)

Net asset value, end of period	$9.798	$9.785	$9.755	$9.888	$9.788

Total return[2]	1.69%	1.92%	0.31%	2.14%	(1.09% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$128	$250	$81	$128	$224
Ratio of expenses to average net assets[3]	0.20%	0.18%	0.18%	0.19%	0.23%
Ratio of expenses to average net assets prior to expenses waived/ reimbursed[3]	0.30%	0.28%	0.28%	0.29%	0.35%
Ratio of net investment income to average net assets	1.40%	1.45%	1.50%	1.38%	1.54%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.30%	1.35%	1.40%	1.28%	1.42%
Portfolio turnover	30%	14%	21%	13%	55%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Preservation Fund–7

LVIP American Preservation Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP American Preservation Fund Service Class
	Year Ended
	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Net asset value, beginning of period	$9.786	$9.755	$9.888	$9.789	$10.018

Income (loss) from investment operations:
Net investment income[1]	0.104	0.110	0.115	0.102	0.118
Net realized and unrealized gain (loss)	0.026	0.043	(0.119)	0.073	(0.262)

Total from investment operations	0.130	0.153	(0.004)	0.175	(0.144)

Less dividends and distributions from:
Net investment income	(0.118)	(0.122)	(0.129)	(0.076)	(0.085)

Total dividends and distributions	(0.118)	(0.122)	(0.129)	(0.076)	(0.085)

Net asset value, end of period	$9.798	$9.786	$9.755	$9.888	$9.789

Total return[2]	1.33%	1.57%	(0.04% )	1.78%	(1.43% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$663,606	$579,941	$434,686	$301,155	$162,846
Ratio of expenses to average net assets[3]	0.55%	0.53%	0.53%	0.54%	0.58%
Ratio of expenses to average net assets prior to expenses waived/ reimbursed[3]	0.65%	0.63%	0.63%	0.64%	0.70%
Ratio of net investment income to average net assets	1.05%	1.10%	1.15%	1.03%	1.19%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.95%	1.00%	1.05%	0.93%	1.07%
Portfolio turnover	30%	14%	21%	13%	55%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Preservation Fund–8

LVIP American Preservation Fund

Notes to Financial Statements

December 31, 2017

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 92 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP American Preservation Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund operates under a fund of funds structure and invests substantially all of its assets in other open-end investment companies that are advised by Lincoln Investment Advisors Corporation (“LIAC”), American Funds Insurance Series® Funds and American Funds® retail funds (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments. Financial statements for the Underlying Funds can be found at www.sec.gov.

The Fund’s investment objective is to seek current income, consistent with the preservation of capital.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investments companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation– The Fund values Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information. Investments in government money market funds have a stable NAV.

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended December 31, 2017 and for all open tax years (years ended December 31, 2014–December 31, 2016), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2017, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this arrangement is included in “Custodian fees” on the Statement of Operations with the corresponding expense offset shown as “Expenses paid indirectly”.

LVIP American Preservation Fund–9

LVIP American Preservation Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates

LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.25% of the average daily net assets of the Fund. The fee is calculated daily and paid monthly. The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC). LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.10% of the Fund’s average daily net assets. This agreement will continue through at least April 30, 2018, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administrative expenses” on the Statement of Operations. For the year ended December 31, 2017, costs for these administrative and legal services were as follows:

Administrative	$35,943
Legal	6,225

Lincoln Life also provides certain contract holder and additional corporate services to the Fund. Effective May 1, 2017, the Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund’s average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $16,257 for the year ended December 31, 2017.

The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.

In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.

At December 31, 2017, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$84,016
Distribution fees payable to LFD	195,999
Shareholder servicing fees payable to Lincoln Life	16,243

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

LVIP American Preservation Fund–10

LVIP American Preservation Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers’ outstanding securities (non-LVIP Funds). Affiliated investments of the Fund and the corresponding investment activity for the year ended December 31, 2017, were as follows:

	Value 12/31/16	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/17	Dividends	Capital Gain Distributions
American Funds® - Short-Term Bond Fund of America*	$197,143,084	$152,415,654	$16,358,785	$(100,191)	$(964,976)	$332,134,786	$3,870,922	$—
American Funds Insurance Series® - Mortgage Bond Fund**	28,954,664	—	—	—	—	—	—	—
LVIP Government Money Market Fund	11,615,760	29,883,504	21,584,757	—	—	19,914,507	107,637	1,059

Total	$237,713,508	$182,299,158	$37,943,542	$(100,191)	$(964,976)	$352,049,293	$3,978,559	$1,059

* Issuer considered an unaffiliated investment of the Fund at December 31, 2016.

** Issuer considered an unaffiliated investment of the Fund at December 31, 2017.

3. Investments

For the year ended December 31, 2017, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$272,718,414
Sales	189,205,139

At December 31, 2017, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Fund were as follows:

Cost of investments	$670,682,153

Aggregate unrealized appreciation of investments	$1,136,286
Aggregate unrealized depreciation of investments	(7,697,314)

Net unrealized depreciation of investments	$(6,561,028)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

LVIP American Preservation Fund–11

LVIP American Allocation Funds

Notes to Financial Statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2017:

Level 1
Investments:
Assets:
Affiliated Investment Companies	$352,049,293
Unaffiliated Investment Companies	312,071,832

Total Investments	$664,121,125

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2017, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2017 and 2016 was as follows:

	Year Ended
	12/31/17	12/31/16
Ordinary income	$7,864,544	$7,120,280

5. Components of Net Assets on a Tax Basis

As of December 31, 2017, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$671,759,946
Undistributed ordinary income	321,901
Capital loss carry forward	(1,786,666)
Net unrealized depreciation	(6,561,028)

Net assets	$663,734,153

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of distributions received from the Underlying Funds. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2017, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$663,993	$(663,993)

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

As of December 31, 2017, the Fund had the following capital loss carryforwards for federal income tax purposes:

Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$480,335	$1,306,331	$1,786,666

LVIP American Preservation Fund–12

LVIP American Preservation Fund

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/17	12/31/16
Shares sold:
Standard Class	1,635	34,309
Service Class	19,118,669	25,077,891
Shares reinvested:
Standard Class	200	431
Service Class	801,863	727,190

	19,922,367	25,839,821

Shares redeemed:
Standard Class	(14,364)	(17,505)
Service Class	(11,458,760)	(11,102,526)

	(11,473,124)	(11,120,031)

Net increase	8,449,243	14,719,790

7. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

8. Recent Regulatory Reporting Updates

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amended Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. As of August 1, 2017, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.

9. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP American Preservation Fund–13

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of LVIP American Preservation Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of LVIP American Preservation Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.

Philadelphia, Pennsylvania

February 22, 2018

LVIP American Preservation Fund–14

LVIP American Preservation Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2017, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Fund’s total distributions.

Approval of Investment Management Agreement

On August 22-23 and September 11-12, 2017, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) (the “Advisory Agreement”) for various series of the Trust (each a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and Morningstar, Inc. (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and Morningstar provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information, and LIAC provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreement. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreement be renewed. The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreement. In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding the structure of portfolio manager compensation, brokerage practices, risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar for the standard class of each Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three and five year periods, as applicable, ended March 31, 2017. The Board also received return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category.

The Board reviewed the LVIP American Preservation Fund’s total return and standard deviation compared to the total return and standard deviation of a peer group of funds included in the Morningstar Short-Term Bond funds category and the Bloomberg Barclays US Government/Credit 1-3 Year TR USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and above the benchmark index for the one year period and above the return of the Morningstar peer group median and the benchmark index for the three year period. The Board concluded that the services provided by LIAC were satisfactory.

Management Fee. The Board reviewed each Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of the Morningstar peer group median and category median for each Fund. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2018 for each of the Funds. The Board noted that the investment management fee for each of LVIP American Balanced Allocation Fund, LVIP American Growth Allocation Fund and LVIP American Income Allocation Fund was higher than the median investment management fee of the Fund’s respective Morningstar peer group. The Board considered that each Fund’s net expense ratio (plus AFFE) for each of LVIP American Balanced Allocation Fund, LVIP American Growth Allocation Fund

LVIP American Preservation Fund–15

LVIP American Preservation Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

and LVIP American Income Allocation Fund was lower than the median net expense ratio (including AFFE) of its respective Morningstar peer group. The Board noted that the investment management fee for LVIP American Preservation Fund was lower than the median investment management fee of its Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that each Fund’s investment management fee, coupled with the applicable advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver for each Fund through April 30, 2018 and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds, for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for each Fund are fair and reasonable, and that the continuation of the Advisory Agreement is in the best interests of each Fund.

LVIP American Preservation Fund–16

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.

The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.

The term Fund Complex includes the 92 series of Lincoln Variable Insurance Products Trust.

Interested Trustee

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	Formerly: Lincoln Advisors Trust

* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of both the Advisor and The Lincoln National Life Insurance Company, the parent company of the Trust’s Adviser.

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	92	Formerly: Lincoln Advisors Trust

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	Formerly: Lincoln Advisors Trust

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	Formerly: Lincoln Advisors Trust

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Formerly: Lincoln Advisors Trust

LVIP American Preservation Fund–17

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Charles I. Plosser*** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Public Governor for the Financial Industry Regulatory Authority (FINRA); Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	92	Rochester Gas and Electric Corporation

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Associated Grocers of New England (Director Emeritus); Formerly: Lincoln Trust Advisors

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	Formerly: Lincoln Advisors Trust

Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	92	St. Vincent Health; Formerly: Lincoln Advisors Trust

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	92	Formerly: Lincoln Advisors Trust

Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012	92	Trustee of Fund Vantage Trust

** Steve A. Cobb, is the son-in-law of Kenneth G. Stella.

*** Charles I. Plosser was appointed Trustee effective January 1, 2018.

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.

Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.

LVIP American Preservation Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.

Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Vice President, Secretary, and Chief Legal Officer	Since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President and Chief Compliance Officer, Lincoln National Corporation; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Deputy General Counsel, Janney Montgomery Scott LLC.

Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.

Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.

John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

LVIP American Preservation Fund–19

LVIP Baron Growth Opportunities Fund

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2017

LVIP Baron Growth Opportunities Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Baron Growth Opportunities Fund

2017 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation Subadvised by: BAMCO, Inc.

The Fund returned 27.24% (Service Class shares with distributions reinvested) for the fiscal year ended December 31, 2017, while its benchmark, the Russell 2000® Index1, returned 14.65%; and its broad-based benchmark index, the Russell 2000® Growth Index2, returned 22.17%.

U.S. equity indexes reached fresh record highs several times in 2017, driven by strong corporate earnings results and economic growth. Although events like weather-related catastrophes, geopolitical tensions, and the Fed’s three interest rate hikes could have posed challenges, the stock markets continued to inch higher. Volatility also remained relatively low throughout the year, hovering below 12 for the CBOE Volatility Index. The unemployment rate declined, while GDP expanded during the year. Later in 2017, prospects for the U.S. tax law reform in Congress also helped boost the markets.

Investments in the Consumer Discretionary, Information Technology (IT), and Financials sectors were the top contributors in the year. Top two contributors Vail Resorts, Inc., a ski resort operator, and Marriott Vacations Worldwide Corporation drove performance in Consumer Discretionary, offsetting declines in two of the largest detractors Under Armour, Inc. and Dick’s Sporting Goods, Inc. IT rose on share gains by third largest contributor CoStar Group, Inc, and Financials was boosted by strong performance from investment support tools provider MSCI, Inc.

Consumer Staples was the only detracting sector during the year, pressured by declines in food retail and packaged foods & meats sub-industries. The Fund was dragged down by the second largest detractor Smart & Final Stores, Inc. We sold our position in the company after disappointing earnings due to concerns about competitive entrants into its Californian market and uncertainty following Amazon’s Whole Foods acquisition announcement.

Stock selection in Consumer Discretionary, Financials, and Information Technology (IT) and lack of exposure to the Energy sector, which was down 18.8% in the index, contributed the most to relative performance. Stock selection in Consumer Discretionary added nearly 600 basis points to relative results, driven by the outperformance of Vail Resorts, Inc., education services provider Nord Anglia Education, Inc., and fast-casual restaurant chain Panera Bread Co. We exited Nord Anglia and Panera Bread after the companies received separate acquisition offers. Additionally, outperformance of hotels, resorts & cruise lines holdings and casinos & gaming holdings and higher exposure to these sub-industries added value. Timeshare seller and operator Marriott Vacations Worldwide Corp. and regional gaming company Penn National Gaming, Inc. drove performance in these respective sub-industries. Within Financials, lack of exposure to poor-performing regional bank stocks contributed over 150 basis points to relative performance. Stock selection was also positive in Financials, contributing more than 400 basis points to relative results, led by the outperformance of MSCI, Inc. and Primerica, Inc. Within IT, outperformance of application software holdings, led by ANSYS, Inc. and SS&C Technologies Holdings, Inc., and greater exposure to this sub-industry lifted relative results.

Lower exposure to the top-performing Health Care sector and average cash exposure of 4.3% in an up market for U.S. equities weighed the most on relative performance. Within Health Care, minimal exposure to biotechnology and pharmaceuticals stocks, which were up 53.7% and 37.7%, respectively, in the index, detracted over 200 basis points from relative results.

As long-term, fundamental, bottom-up investors, we are continuing to position the Fund to benefit from what we believe to be strong, long-term growth opportunities. We believe the economic and market expansion from 2017 could continue into 2018, especially with potential for increased corporate profits from the U.S. tax reforms. Economic prospects remain solid, in our view, and we think the Fund is well-positioned to benefit from them.

Portfolio Managers:
BAMCO, Inc.:	Ronald Baron Neal Rosenberg

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 12/31/07 through 12/31/17

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Baron Growth Opportunities Fund Service Class shares on 12/31/07. Performance of the Standard Class shares would be different than Service Class shares as a result of lower expenses. As the chart shows, by 12/31/17, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $24,587. For comparison, look at how the Russell 2000® Index and the Russell 2000® Growth Index did over the same period. The same $10,000 investment would have increased to $23,054 and $24,089, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP Baron Growth Opportunities Fund–1

LVIP Baron Growth Opportunities Fund

2017 Annual Report Commentary (unaudited) (continued)

Average annual total returns on investment	Ended 12/31/17

Service Class Shares
One Year	+	27.24%
Five Years	+	13.44%
Ten Years	+	9.41%

Standard Class Shares
One Year	+	27.56%
Five Years	+	13.72%
Ten Years	+	9.69%

1.	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index which represents approximately 8% of the market capitalization of the Russell 3000® Index.

2.	The Russell 2000® Growth Index is a broadly diversified index predominantly made up of growth stocks of small U.S. companies.

LVIP Baron Growth Opportunities Fund–2

LVIP Baron Growth Opportunities Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2017 to December 31, 2017

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers and reimbursements in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Annualized Expense Ratio	Expenses Paid During Period 7/1/17 to 12/31/17*
Actual
Standard Class Shares	$1,000.00	$1,088.30	0.94%	$4.95
Service Class Shares	1,000.00	1,086.90	1.19%	6.26
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,020.47	0.94%	$4.79
Service Class Shares	1,000.00	1,019.21	1.19%	6.06

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Baron Growth Opportunities Fund–3

LVIP Baron Growth Opportunities Fund

Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)

As of December 31, 2017

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Common Stock	92.47%
Biotechnology	0.10%
Building Products	3.87%
Capital Markets	9.52%
Diversified Consumer Services	2.54%
Diversified Telecommunication Services	1.00%
Electronic Equipment, Instruments & Components	0.77%
Equity Real Estate Investment Trusts	7.34%
Food & Staples Retailing	1.34%
Health Care Equipment & Supplies	4.94%
Health Care Technology	0.54%
Hotels, Restaurants & Leisure	22.82%
Household Products	0.97%
Insurance	7.25%
Internet Software & Services	7.18%
IT Services	5.74%
Life Sciences Tools & Services	2.58%
Machinery	1.04%
Media	1.28%
Multiline Retail	0.34%
Software	7.93%
Specialty Retail	0.53%
Textiles, Apparel & Luxury Goods	0.71%
Thrift & Mortgage Finance	0.76%
Trading Companies & Distributors	1.38%
Convertible Preferred Stock	0.20%
Master Limited Partnerships	1.70%
Money Market Fund	5.67%
Total Value of Securities	100.04%
Liabilities Net of Receivables and Other Assets	(0.04%)
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Vail Resorts	8.11%
Marriott Vacations Worldwide	4.37%
CoStar Group	4.21%
Choice Hotels International	3.94%
Gartner	3.50%
Arch Capital Group	3.42%
IDEXX Laboratories	3.30%
Primerica	3.13%
ANSYS	3.04%
Gaming and Leisure Properties	2.79%
Total	39.81%

IT–Information Technology

LVIP Baron Growth Opportunities Fund–4

LVIP Baron Growth Opportunities Fund

Statement of Net Assets

December 31, 2017

	Number of Shares	Value (U.S. $)
COMMON STOCK–92.47%
Biotechnology–0.10%
†Denali Therapeutics	40,000	$625,600

		625,600

Building Products–3.87%
†Caesarstone	11,806	259,732
†Masonite International	121,668	9,021,682
†Trex	132,500	14,361,675

		23,643,089

Capital Markets–9.52%
Cohen & Steers	191,000	9,032,390
FactSet Research Systems	50,900	9,811,484
Financial Engines	225,000	6,817,500
Houlihan Lokey	27,064	1,229,518
Moelis & Co. Class A	151,000	7,323,500
Morningstar	84,000	8,145,480
MSCI Class A	125,000	15,817,500

		58,177,372

Diversified Consumer Services–2.54%
†Bright Horizons Family Solutions	165,000	15,510,000

		15,510,000

Diversified Telecommunication Services–1.00%
†Iridium Communications	519,673	6,132,141

		6,132,141

Electronic Equipment, Instruments & Components–0.77%
Littelfuse	23,870	4,721,963

		4,721,963

Equity Real Estate Investment Trusts–7.34%
Alexander’s	11,100	4,393,935
Alexandria Real Estate Equities	57,000	7,443,630
American Assets Trust	63,027	2,410,153
Douglas Emmett	330,000	13,549,800
Gaming and Leisure Properties	460,000	17,020,000

		44,817,518

Food & Staples Retailing–1.34%
†Performance Food Group	247,000	8,175,700

		8,175,700

Health Care Equipment & Supplies–4.94%
†IDEXX Laboratories	129,000	20,173,020
†Neogen.	32,550	2,675,936
West Pharmaceutical Services	74,000	7,301,580

		30,150,536

Health Care Technology–0.54%
†Inovalon Holdings Class A	220,000	3,300,000

		3,300,000

Hotels, Restaurants & Leisure–22.82%
Boyd Gaming	172,500	6,046,125

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Hotels, Restaurants & Leisure (continued)
Choice Hotels International	310,000	$24,056,000
Marriott Vacations Worldwide	197,500	26,703,975
†Penn National Gaming	363,500	11,388,455
†Pinnacle Entertainment	308,419	10,094,554
Red Rock Resorts Class A	343,079	11,575,485
Vail Resorts	233,300	49,569,251

		139,433,845

Household Products–0.97%
Church & Dwight	117,900	5,915,043

		5,915,043

Insurance–7.25%
†Arch Capital Group	230,000	20,877,100
Kinsale Capital Group	94,965	4,273,425
Primerica	188,512	19,143,394

		44,293,919

Internet Software & Services–7.18%
†2U	74,067	4,778,062
†Benefitfocus	189,112	5,106,024
†Cision	450,000	5,341,500
†CoStar Group	86,689	25,742,299
†Wix.com	50,000	2,877,500

		43,845,385

IT Services–5.74%
†Gartner	173,600	21,378,840
MAXIMUS	191,500	13,707,570

		35,086,410

Life Sciences Tools & Services–2.58%
Bio-Techne	48,500	6,283,175
†Mettler-Toledo International	15,300	9,478,656

		15,761,831

Machinery–1.04%
†Middleby	47,000	6,342,650

		6,342,650

Media–1.28%
Manchester United Class A	396,063	7,842,047

		7,842,047

Multiline Retail–0.34%
†Ollie’s Bargain Outlet Holdings	39,149	2,084,684

		2,084,684

Software–7.93%
†Altair Engineering Class A	72,000	1,722,240
†ANSYS	126,000	18,596,340
†Ellie Mae	6,000	536,400
†Guidewire Software	95,000	7,054,700
Pegasystems	110,000	5,186,500

LVIP Baron Growth Opportunities Fund–5

LVIP Baron Growth Opportunities Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Software (continued)
SS&C Technologies Holdings	379,000	$15,341,920

		48,438,100

Specialty Retail–0.53%
Camping World Holdings Class A	25,500	1,140,615
Dick’s Sporting Goods	73,000	2,098,020

		3,238,635

Textiles, Apparel & Luxury Goods–0.71%
†Under Armour Class A	274,000	3,953,820
†Under Armour Class C	28,000	372,960

		4,326,780

Thrift & Mortgage Finance–0.76%
†Essent Group	49,500	2,149,290
†LendingTree	7,400	2,519,330

		4,668,620

Trading Companies & Distributors–1.38%
Air Lease	175,000	8,415,750

		8,415,750

Total Common Stock (Cost $206,785,786)		564,947,618

	Number of Shares	Value (U.S. $)
CONVERTIBLE PREFERRED STOCK–0.20%
Iridium Communications 6.75% exercise price $7.47	2,926	$1,218,620

Total Convertible Preferred Stock (Cost $731,500)		1,218,620

MASTER LIMITED PARTNERSHIPS–1.70%
Carlyle Group	270,000	6,183,000
Oaktree Capital Group	100,000	4,210,000

Total Master Limited Partnerships (Cost $9,117,897)		10,393,000

MONEY MARKET FUND–5.67%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 1.15%)	34,665,193	34,665,193

Total Money Market Fund (Cost $34,665,193)		34,665,193

TOTAL VALUE OF SECURITIES–100.04% (Cost $251,300,376)	611,224,431
« LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.04%)	(241,359)

NET ASSETS APPLICABLE TO 12,429,953 SHARES OUTSTANDING–100.00%	$610,983,072

NET ASSET VALUE PER SHARE–LVIP BARON GROWTH OPPORTUNITIES FUND STANDARD CLASS ($41,009,870 / 814,257 Shares)	$50.365
NET ASSET VALUE PER SHARE–LVIP BARON GROWTH OPPORTUNITIES FUND SERVICE CLASS ($569,973,202 / 11,615,696 Shares)	$49.069

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2017:
Shares of beneficial interest (unlimited authorization–no par)	$224,171,873
Accumulated net realized gain on investments	26,887,144
Net unrealized appreciation of investments	359,924,055

TOTAL NET ASSETS	$610,983,072

†	Non-income producing.
«

Includes $720,489 payable for fund shares redeemed, $586,358 due to manager and affiliates, $7,079 expense reimbursement receivable from Lincoln Investment Advisors Corporation and $35,817 other accrued expenses payable as of December 31, 2017.

IT–Information Technology

See accompanying notes, which are an integral part of the financial statements.

LVIP Baron Growth Opportunities Fund–6

LVIP Baron Growth Opportunities Fund

Statement of Operations

Year Ended December 31, 2017

INVESTMENT INCOME:
Dividends	$5,349,241

EXPENSES:
Management fees	5,626,050
Distribution fees-Service Class	1,325,295
Accounting and administration expenses	136,732
Shareholder servicing fees	113,295
Reports and statements to shareholders	67,836
Professional fees	36,551
Trustees’ fees and expenses	15,320
Custodian fees	12,922
Consulting fees	3,658
Pricing fees	275
Other	7,825

7,345,759
Less:
Management fees waived	(570,536)
Expenses reimbursed	(89,536)
Expenses paid indirectly	(249)

Total operating expenses	6,685,438

NET INVESTMENT LOSS	(1,336,197)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	28,149,963
Foreign currencies	1,788
Foreign currency exchange contracts	(10,330)

Net realized gain	28,141,421

Net change in unrealized appreciation (depreciation) of:
Investments	105,536,740
Foreign currencies	(6)

Net change in unrealized appreciation (depreciation)	105,536,734

NET REALIZED AND UNREALIZED GAIN	133,678,155

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$132,341,958

See accompanying notes, which are an integral part of the financial statements.

LVIP Baron Growth Opportunities Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/17	12/31/16
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(1,336,197)	$1,729,293
Net realized gain	28,141,421	22,124,821
Net change in unrealized appreciation (depreciation)	105,536,734	3,322,963

Net increase in net assets resulting from operations	132,341,958	27,177,077

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	—	(175,577)
Service Class	—	(2,403,811)
Net realized gain:
Standard Class	(1,445,072)	(1,589,935)
Service Class	(21,493,439)	(33,844,955)

	(22,938,511)	(38,014,278)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	15,873,670	8,191,603
Service Class	66,329,161	42,818,568
Reinvestment of dividends and distributions:
Standard Class	1,445,072	1,765,512
Service Class	21,493,439	36,248,766

	105,141,342	89,024,449

Cost of shares redeemed:
Standard Class	(5,810,194)	(12,079,842)
Service Class	(95,086,811)	(106,499,335)

	(100,897,005)	(118,579,177)

Increase (decrease) in net assets derived from capital share transactions	4,244,337	(29,554,728)

NET INCREASE (DECREASE) IN NET ASSETS	113,647,784	(40,391,929)
NET ASSETS:
Beginning of year	497,335,288	537,727,217

End of year	$610,983,072	$497,335,288

Accumulated net investment loss	$—	$—

See accompanying notes, which are an integral part of the financial statements.

LVIP Baron Growth Opportunities Fund–7

LVIP Baron Growth Opportunities Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Baron Growth Opportunities Fund Standard Class Year Ended
	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Net asset value, beginning of period	$41.088	$41.922	$47.819	$45.941	$35.526

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.001)	0.240	(0.017)	0.092	0.032
Net realized and unrealized gain (loss)	11.178	2.219	(2.102)	2.244	13.978

Total from investment operations	11.177	2.459	(2.119)	2.336	14.010

Less dividends and distributions from:
Net investment income	—	(0.305)	—	(0.197)	(0.184)
Net realized gain	(1.900)	(2.988)	(3.778)	(0.261)	(3.411)

Total dividends and distributions	(1.900)	(3.293)	(3.778)	(0.458)	(3.595)

Net asset value, end of period	$50.365	$41.088	$41.922	$47.819	$45.941

Total return[2]	27.56%	5.83%	(4.53% )	5.12%	40.41%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$41,010	$23,668	$26,105	$8,964	$16,739
Ratio of expenses to average net assets	0.95%	1.01%	1.01%	1.01%	1.03%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.07%	1.05%	1.05%	1.05%	1.06%
Ratio of net investment income (loss) to average net assets	0.00%	0.58%	(0.03% )	0.20%	0.08%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(0.12% )	0.54%	(0.07% )	0.16%	0.05%
Portfolio turnover	7%	8%	12%	12%	6%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Baron Growth Opportunities Fund–8

LVIP Baron Growth Opportunities Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Baron Growth Opportunities Fund Service Class Year Ended
	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Net asset value, beginning of period	$40.172	$41.063	$47.034	$45.201	$35.084

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.116)	0.133	(0.133)	(0.022)	(0.071)
Net realized and unrealized gain (loss)	10.913	2.168	(2.060)	2.201	13.783

Total from investment operations	10.797	2.301	(2.193)	2.179	13.712

Less dividends and distributions from:
Net investment income	—	(0.204)	—	(0.085)	(0.184)
Net realized gain	(1.900)	(2.988)	(3.778)	(0.261)	(3.411)

Total dividends and distributions	(1.900)	(3.192)	(3.778)	(0.346)	(3.595)

Net asset value, end of period	$49.069	$40.172	$41.063	$47.034	$45.201

Total return[2]	27.24%	5.57%	(4.77% )	4.85%	40.06%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$569,973	$473,667	$511,622	$576,278	$590,082
Ratio of expenses to average net assets	1.20%	1.26%	1.26%	1.26%	1.28%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.32%	1.30%	1.30%	1.30%	1.31%
Ratio of net investment income (loss) to average net assets	(0.25% )	0.33%	(0.28% )	(0.05% )	(0.17% )
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(0.37% )	0.29%	(0.32% )	(0.09% )	(0.20% )
Portfolio turnover	7%	8%	12%	12%	6%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Baron Growth Opportunities Fund–9

LVIP Baron Growth Opportunities Fund

Notes to Financial Statements

December 31, 2017

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 92 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Baron Growth Opportunities Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”) and unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek capital appreciation through long-term investments in securities of small and mid-sized companies with undervalued assets or favorable growth prospects.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sale price on the valuation date. Open-end investment companies are valued at their published net asset value (“NAV”). Investments in government money market funds have a stable NAV. Foreign currency exchange contracts are valued at the mean between their bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available. Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures, or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00pm Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended December 31, 2017 and for all open tax years (years ended December 31, 2014–December 31, 2016), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2017, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate that portion of realized gains and losses on foreign equity securities resulting from changes in the foreign exchange rates from that which is due to changes in market prices. These changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date

LVIP Baron Growth Opportunities Fund–10

LVIP Baron Growth Opportunities Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates. Withholding taxes on foreign dividends are recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned. Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer or management estimate. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund invests in master limited partnerships (“MLPs”) which make distributions that are primarily attributable to return of capital. The Fund records investment income and return of capital in the Statement of Operations using management’s estimate of the percentage of income included in the distributions received from each MLP based on historical information from the MLPs and other industry sources. These estimates may be adjusted based on information received from the MLPs after the tax and fiscal year ends.

The return of capital portion of the MLP distributions is a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceed its cost basis, the distributions are treated as realized gains. The actual amounts of income and return of capital are only determined by each MLP after its fiscal year-end and may differ from the estimated amounts. For the year ended December 31, 2017, the Fund estimated that 100% of the MLP distributions received would be treated as a return of capital.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. The commission rebates are included in “Net realized gain (loss) on investments” on the Statement of Operations and totaled $3,068 for the year ended December 31, 2017. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this arrangement is included in “Custodian fees” on the Statement of Operations with the corresponding expense offset shown as “Expenses paid indirectly.”

2. Management Fees and Other Transactions with Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 1.00% of the Fund’s average daily net assets. The fee is calculated daily and paid monthly. LIAC has contractually agreed to waive a portion of its advisory fee. Effective October 1, 2017, the waiver amount is 0.09% on the first $250 million of average daily net assets of the Fund; 0.14% on the next $250 million, 0.19% on the next $200 million; 0.20% on the next $50 million; and 0.25% in excess of $750 million of average daily net assets of the Fund. This agreement will continue through at least April 30, 2019, and cannot be terminated before that date without the mutual agreement of the Board and LIAC, Prior to October 1, 2017, the waiver amount was 0.06% on the first $250 million of average daily net assets of the Fund; 0.11% on the next $250 million, 0.16% on the next $200 million; 0.17% on the next $50 million; and 0.22% in excess of $750 million of average daily net assets of the Fund.

Effective October 1, 2017, LIAC has contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses exceed 0.93% of the Fund’s average daily net assets for the Standard Class (and 1.18% for the Service Class). This agreement will continue through at least April 30, 2019, and cannot be terminated before that date without the mutual agreement of the Board and LIAC. From May 1, 2017 through September 30, 2017, LIAC had contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses exceed 0.96% of the average daily net assets for the Standard Class and 1.21% for the Service Class. Prior to May 1, 2017, there was no agreement to reimburse in effect.

BAMCO, Inc. (the “Sub-Adviser”) a subsidiary of Baron Capital Group, Inc., provides day-to-day portfolio management services to the Fund. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

LVIP Baron Growth Opportunities Fund–11

LVIP Baron Growth Opportunities Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions with Affiliates (continued)

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2017, cost for these administrative and legal services were as follows:

Administrative	$31,484
Legal	5,425

Lincoln Life also provides certain contract holder and additional corporate services to the Fund. Effective May 1, 2017, the Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund’s average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and Statements to Shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $54,047 for the year ended December 31, 2017.

The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.

At December 31, 2017, the Fund had receivable due from and liabilities payable to affiliates as follows:

Expense reimbursement receivable from LIAC	$7,079
Management fees payable to LIAC	450,716
Distribution fees payable to LFD	120,645
Shareholder servicing fees payable to Lincoln Life	14,997

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

3. Investments

For the year ended December 31, 2017, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$40,234,178
Sales	87,744,150

At December 31, 2017, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Fund were as follows:

Cost of investments	$251,429,109

Aggregate unrealized appreciation of investments	$363,276,773
Aggregate unrealized depreciation of investments	(3,481,451)

Net unrealized appreciation of investments	$359,795,322

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

LVIP Baron Growth Opportunities Fund–12

LVIP Baron Growth Opportunities Fund

Notes to Financial Statements (continued)

3. Investments (continued)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2017:

Level 1
Investments:
Assets:
Common Stock	$564,947,618
Convertible Preferred Stock	1,218,620
Master Limited Partnerships	10,393,000
Money Market Fund	34,665,193

Total Investments	$611,224,431

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2017, there were no material transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2017 and 2016 were as follows:

	Year Ended
	12/31/17	12/31/16
Ordinary income	$—	$2,263,238
Long-term capital gains	22,938,511	35,751,040

Total	$22,938,511	$38,014,278

5. Components of Net Assets on a Tax Basis

As of December 31, 2017, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$224,171,873
Undistributed long-term capital gains	27,015,877
Net unrealized appreciation	359,795,322

Net assets	$610,983,072

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales and partnership income.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, re-designation of dividends and distributions, net operating losses and partnership income. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2017, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$1,336,197	$112,380	$(1,448,577)

LVIP Baron Growth Opportunities Fund–13

LVIP Baron Growth Opportunities Fund

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/17	12/31/16
Shares sold:
Standard Class	331,972	198,522
Service Class	1,445,191	1,060,985
Shares reinvested:
Standard Class	30,901	42,482
Service Class	471,399	893,952

	2,279,463	2,195,941

Shares redeemed:
Standard Class	(124,655)	(287,678)
Service Class	(2,091,992)	(2,623,278)

	(2,216,647)	(2,910,956)

Net increase (decrease)	62,816	(715,015)

7. Derivatives

US. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risks that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. No foreign currency exchange contracts were outstanding at December 31, 2017.

During the year ended December 31, 2017, the Fund used foreign currency exchange contracts to facilitate or expedite the settlement of portfolio transactions.

The effect of the derivative instruments on the Statement of Operations for the year ended December 31, 2017 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) on foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$(10,330)	$—

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2017.

	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (Average cost)	$—	$525

LVIP Baron Growth Opportunities Fund–14

LVIP Baron Growth Opportunities Fund

Notes to Financial Statements (continued)

8. Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

The Fund invests a significant portion of its assets in small-and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2017. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to LIAC the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Recent Regulatory Reporting Updates

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amended Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. As of August 1, 2017, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.

11. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Baron Growth Opportunities Fund–15

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of LVIP Baron Growth Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of LVIP Baron Growth Opportunities Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion .

We have served as the auditor of one or more LVIP investment companies since 1981.

Philadelphia, Pennsylvania

February 22, 2018

LVIP Baron Growth Opportunities Fund–16

LVIP Baron Growth Opportunities Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2017, the Fund reports distributions paid during the year as follows:

(A)
Long-Term Capital Gain Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Fund’s total distributions

Approval of Investment Management and Subadvisory Agreements

On August 22-23 and September 11-12, 2017, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various sub-advisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the sub-advisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the sub-advisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information (including total return and standard deviation) provided by Morningstar for the standard class of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2017. The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Funds, and had delegated those duties to unaffiliated sub-advisers responsible for investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the sub-adviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the sub-advisers’ investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the investments

LVIP Baron Growth Opportunities Fund–17

LVIP Baron Growth Opportunities Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

management fees were higher than the median investment management fee of the Morningstar peer group. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2018 and agreed to increase the advisory fee waiver through April 30, 2019. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver and an expense limitation through April 30, 2019 and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and BAMCO, Inc. (“BAMCO”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by BAMCO under the subadvisory agreement. The Board reviewed the services provided by BAMCO, the backgrounds of the investment professionals servicing the Fund and the reputation, resources and investment approach of BAMCO. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance and regulatory matters.

Performance. The Board reviewed the Fund’s total return and standard deviation compared to the total return and standard deviation of a peer group of funds included in the Morningstar Mid-Cap Growth funds category and the Russell 2000 TR USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one year period and above the return of the Morningstar peer group median and below the benchmark index for the three and five year periods. The Board concluded that the services provided by BAMCO were satisfactory.

Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fees BAMCO charges as compared to information provided by BAMCO regarding its fees for other funds for which it manages comparable small cap portfolios. The Board considered that the subadvisory fee schedule was negotiated between LIAC and BAMCO, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.

Profitability and Fallout Benefits. The Board considered that the subadvisory fee schedule was negotiated between LIAC and BAMCO, an unaffiliated third party, and that LIAC compensates BAMCO from its fees. The Board reviewed materials provided by BAMCO as to any additional benefits it receives and noted that BAMCO has the ability to obtain research from broker-dealers in the form of bundled and unbundled commission rates and that research may or may not be used for the Fund and may be used for the benefit of other clients of BAMCO.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.

LVIP Baron Growth Opportunities Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.

The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.

The term Fund Complex includes the 92 series of Lincoln Variable Insurance Products Trust.

Interested Trustee

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	Formerly: Lincoln Advisors Trust

* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of both the Advisor and The Lincoln National Life Insurance Company, the parent company of the Trust’s Adviser.

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	92	Formerly: Lincoln Advisors Trust

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	Formerly: Lincoln Advisors Trust

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	Formerly: Lincoln Advisors Trust

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Formerly: Lincoln Advisors Trust

LVIP Baron Growth Opportunities Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Charles I. Plosser*** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Public Governor for the Financial Industry Regulatory Authority (FINRA); Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	92	Rochester Gas and Electric Corporation

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Associated Grocers of New England (Director Emeritus); Formerly: Lincoln Trust Advisors

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	Formerly: Lincoln Advisors Trust

Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	92	St. Vincent Health; Formerly: Lincoln Advisors Trust

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	92	Formerly: Lincoln Advisors Trust

Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012	92	Trustee of FundVantage Trust

** Steve A. Cobb, is the son-in-law of Kenneth G. Stella.

*** Charles I. Plosser was appointed Trustee effective January 1, 2018.

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.

Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.

LVIP Baron Growth Opportunities Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.

Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Vice President, Secretary, and Chief Legal Officer	Since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President and Chief Compliance Officer, Lincoln National Corporation; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Deputy General Counsel, Janney Montgomery Scott LLC.

Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.

Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.

John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

LVIP Baron Growth Opportunities Fund–21

LVIP BlackRock Dividend Value Managed Volatility Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2017

LVIP BlackRock Dividend Value

Managed Volatility Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP BlackRock Dividend Value Managed Volatility Fund

2017 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation
Subadvised by:	BlackRock Investment Management LLC
SSGA Funds Management, Inc.

The Fund returned 16.43% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2017, while its benchmark, the Russell 1000® Value Index1, returned 13.66%.

The portfolio generated relative outperformance in nine out of eleven GICS sectors during the period versus the Russell 1000 Value Index. The largest contributor to relative performance was a combination of stock selection and allocation decisions in the health care sector. Notably, stock selection and an overweight to the health care providers & services industry and stock selection in pharmaceuticals added to relative performance. In energy, our underweight to the U.S. integrated oil & gas operators and our overweight to their non-U.S. domiciled peers proved to be beneficial within the oil, gas, & consumable fuels industry. Further, our underweight to the energy equipment & services industry also boosted relative results. Lastly, a combination of stock selection and an underweight to telecommunication services contributed to relative performance, as did an underweight to the real estate sector.

The largest detractor from relative performance was the portfolio’s cash position, which averaged 4.6% during the period. In utilities, a combination of stock selection and an underweight to the electric utilities industry negatively impacted relative returns. Within financials, stock selection in the insurance industry and an underweight to the diversified financial services industry was also a drag on relative performance. At the industry level, stock selection in food & staples retailing was also a notable detractor during the period.

U.S. economic fundamentals remained broadly positive in 2017. This steady theme, combined with stronger corporate earnings results, propelled U.S. stocks higher and eased investor concerns related to rising interest rates and the reduction of the Federal Reserve’s bond buying program. The S&P 500 Index concluded 2017 with its ninth straight year of positive returns, and for the first time in its history delivered gains in each month of the year. In our view, this is a near-perfect outcome for U.S. stocks.

U.S. stocks, as represented by the Dow Jones U.S. Select Dividend Index, increased approximately 15.44% in 2017.

The reflation trade in the United States continued to gain steam in the first quarter of the year. Macro data highlighted continued economic growth and a strengthening labor market, which supported the U.S. Federal Reserve’s decision to increase the federal funds rate by 25 basis points (0.25%) in March, marking the second rate hike in the past six months. The Federal Reserve’s summary of economic projections indicated that they will maintain a gradual pace of tightening should current economic trends continue.

Expectations of the new administration’s policies also boosted market sentiment, sending several U.S. equity indices to record highs. The inauguration of President Trump in late January stoked risk-on appetite, as pledges of tax relief and increased fiscal spending were supportive of cyclical stocks. However, the final weeks of the first quarter saw some profit taking as investor optimism waned after the failed attempt to repeal the Affordable Care Act called into question whether the new administration will be able to push through further reforms in 2017.

Despite these setbacks, U.S. equities in the first quarter finished strong and the 10-year Treasury yield added 31 basis points in the quarter.

In the second quarter of 2017, political risk was a headwind to U.S. equities. President Trump’s firing of FBI Director James Comey on May 9th and the subsequent developments regarding the investigation of pre-election correspondence between Trump administration members and Russian officials was an enduring source of negative market sentiment. The largest single day fall of the S&P 500 in the quarter came in the wake of the House Oversight Committee’s request for all documents from the meetings between President Trump and Comey on May 17th.

Although the Federal Reserve continued their monetary policy normalization, the yield on the 10-year U.S. Treasury compressed by nine basis points to 2.31% in the second quarter. The Federal Reserve increased the federal funds rate by 25 basis points at the June meeting, to between 1% and 1.25%, citing strength in the labor market and business spending, despite relatively weak inflation trends throughout the quarter.

Investors focused on sustained corporate earnings expansion, a subdued interest rate environment, and a healthy economic backdrop over threats from an increasingly hostile North Korea and a damaging hurricane season in the third quarter. This backdrop pushed volatility to the lowest levels in recorded history, with the CBOE Volatility index averaging a record low of 10.94 in the quarter.

Domestic rates moved modestly higher as investors’ balanced news on the monetary, fiscal, and geopolitical fronts. In the September Federal Open Market Committee (“FOMC”) announcement, the committee announced they would keep interest rates unchanged and initiate their balance sheet normalization in October. Additionally, amid short term hurricane related inflationary and economic growth pressures, the FOMC found inflation to remain somewhat below 2% in the near term, but expects it to stabilize around 2% by 2019. Real GDP growth was revised higher for 2017, from 2.2% to 2.4%. The 10 year U.S. treasury yield ended the third quarter 2 basis points higher, to 2.33%.

The U.S. economy continued to demonstrate strength throughout the fourth quarter. Unemployment fell to 4.1%, the lowest level since 2000. Additional highlights that helped strengthen investor confidence in the macro picture included that nominal Q3 GDP surged 4.1% YoY, real GDP increased 2.3% YoY, and broad aggregate S&P 500 earnings growth was 6.6%. This optimism was expressed throughout many soft indicators. For example, both the University of Michigan Consumer Sentiment Survey and the National Federation of Independent Business (NFIB) Small Business Optimism Index reached 13-year highs in the quarter.

The volatility management overlay component of the Fund did not have a meaningful impact on relative performance during 2017. During the past year, global equity markets experienced historically low levels of volatility, which allowed for the Fund’s volatility management overlay to be less impactful to overall Fund results given that volatility management strategies are designed to add value in the bear market portion of market cycles.

Portfolio Managers:
Lincoln Investment Advisors Corporation:	Jay Shearon
Amritansh Tewary
Alex Zeng

LVIP BlackRock Dividend Value Managed Volatility Fund–1

LVIP BlackRock Dividend Value Managed Volatility Fund

2017 Annual Report Commentary (unaudited) (continued)

BlackRock Investment Management LLC:	Tony DeSpirito
Alan Mason
Greg Savage
Franco Tapia
David Zhao

SSGA Funds Management, Inc.:	Timothy Furbush
Lorne Johnson
Michael Martel
Philip Lee

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 12/31/07 through 12/31/17

This chart illustrates, hypothetically, that $10,000 was invested in LVIP BlackRock Dividend Value Managed Volatility Fund Standard Class shares on 12/31/07. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/17, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $15,508. For comparison, look at how the Russell 1000® Value Index did over the same period. The same $10,000 investment would have increased to $19,863. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/17

Standard Class Shares
One Year	+16.43%
Five Years	+ 8.69%
Ten Years	+ 4.49%

Service Class Shares
One Year	+16.14%
Five Years	+ 8.42%
Ten Years	+ 4.22%

1.	The Russell 1000® Value Index measures the performance of those companies in the Russell 1000® Index with lower price-to-book ratios and higher forecasted growth values.

Commencing at the close of business on September 21, 2012, BlackRock Investment Management LLC replaced Metropolitan West Capital Management, LLC, a subsidiary of Wells Fargo & Company, as the Fund’s sub-adviser.

LVIP BlackRock Dividend Value Managed Volatility Fund–2

LVIP BlackRock Dividend Value Managed Volatility Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2017 to December 31, 2017

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) Fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Annualized Expense Ratio	Expenses Paid During Period 7/1/17 to 12/31/17*
Actual
Standard Class Shares	$1,000.00	$1,094.90	0.66%	$3.48
Service Class Shares	1,000.00	1,093.50	0.91%	4.80
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.88	0.66%	$3.36
Service Class Shares	1,000.00	1,020.62	0.91%	4.63

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP BlackRock Dividend Value Managed Volatility Fund–3

LVIP BlackRock Dividend Value Managed Volatility Fund

Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)

As of December 31, 2017

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Common Stock	91.69%
Aerospace & Defense	2.49%
Air Freight & Logistics	0.23%
Automobiles	0.07%
Banks	13.86%
Beverages	1.89%
Capital Markets	4.34%
Chemicals	1.91%
Commercial Services & Supplies	0.33%
Communications Equipment	0.53%
Construction Materials	0.38%
Containers & Packaging	1.22%
Distributors	0.30%
Diversified Consumer Services	0.10%
Diversified Telecommunication Services	2.05%
Electric Utilities	6.19%
Electrical Equipment	0.53%
Electronic Equipment, Instruments & Components	0.27%
Energy Equipment & Services	0.60%
Food & Staples Retailing	0.77%
Food Products	1.07%
Gas Utilities	0.12%
Health Care Equipment & Supplies	2.19%
Health Care Providers & Services	5.25%
Hotels, Restaurants & Leisure	0.86%
Household Durables	0.71%
Household Products	1.04%
Industrial Conglomerates	2.29%
Insurance	4.82%
Leisure Products	0.34%
Machinery	1.05%
Media	1.95%
Metals & Mining	0.06%
Multiline Retail	1.14%
Multi-Utilities	3.53%

Security Type/Sector	Percentage of Net Assets
Oil, Gas & Consumable Fuels	9.87%
Paper & Forest Products	0.24%
Personal Products	0.74%
Pharmaceuticals	6.34%
Professional Services	0.91%
Road & Rail	0.44%
Semiconductors & Semiconductor Equipment	1.27%
Software	4.02%
Specialty Retail	0.71%
Technology Hardware, Storage & Peripherals	0.86%
Thrift & Mortgage Finance	0.07%
Tobacco	1.42%
Wireless Telecommunication Services	0.32%
Money Market Fund	8.09%
Total Value of Securities	99.78%
Receivables and Other Assets Net of Liabilities	0.22%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
JPMorgan Chase & Co.	2.93%
Bank of America	2.90%
Pfizer	2.80%
Citigroup	2.63%
Wells Fargo & Co.	2.26%
Oracle	2.07%
Chevron	1.84%
Anthem	1.81%
Royal Dutch Shell ADR Class A	1.67%
Microsoft	1.60%
Total	22.51%

LVIP BlackRock Dividend Value Managed Volatility Fund–4

LVIP BlackRock Dividend Value Managed Volatility Fund

Statement of Net Assets

December 31, 2017

	Number of Shares	Value (U.S. $)

COMMON STOCK–91.69%
Aerospace & Defense–2.49%
Lockheed Martin	61,935	$19,884,232
Northrop Grumman	41,080	12,607,863

		32,492,095

Air Freight & Logistics–0.23%
United Parcel Service Class B	25,715	3,063,942

		3,063,942

Automobiles–0.07%
Ford Motor	69,091	862,947

		862,947

Banks–13.86%
Bank of America	1,280,690	37,805,969
Bank of Hawaii	34,184	2,929,569
BB&T	35,735	1,776,744
Citigroup	461,260	34,322,357
FNB	45,380	627,152
JPMorgan Chase & Co.	356,920	38,169,025
KeyCorp	266,550	5,376,314
PacWest Bancorp	51,468	2,593,987
People’s United Financial	51,743	967,594
Regions Financial	54,560	942,797
SunTrust Banks	150,045	9,691,407
Trustmark	40,440	1,288,418
U.S. Bancorp	238,770	12,793,297
United Bankshares	43,415	1,508,671
Valley National Bancorp	54,056	606,508
Wells Fargo & Co.	485,790	29,472,879

		180,872,688

Beverages–1.89%
Coca-Cola	49,746	2,282,346
Diageo	343,568	12,593,266
Dr Pepper Snapple Group	101,420	9,843,825

		24,719,437

Capital Markets–4.34%
Charles Schwab	100,770	5,176,555
CME Group	67,854	9,910,077
Federated Investors Class B	51,749	1,867,104
Goldman Sachs Group	48,640	12,391,526
Invesco.	82,194	3,003,369
Lazard Class A	90,659	4,759,598
Morgan Stanley	320,990	16,842,345
Waddell & Reed Financial Class A	122,179	2,729,479

		56,680,053

Chemicals–1.91%
CF Industries Holdings	57,602	2,450,389
DowDuPont	242,070	17,240,225
Huntsman	32,300	1,075,267
Olin	35,642	1,268,142

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Chemicals (continued)
Praxair	18,800	$2,907,984

		24,942,007

Commercial Services & Supplies–0.33%
Pitney Bowes	81,131	907,045
RR Donnelley & Sons	53,415	496,760
Waste Management	33,259	2,870,252

		4,274,057

Communications Equipment–0.53%
Motorola Solutions	76,390	6,901,073

		6,901,073

Construction Materials–0.38%
CRH	139,190	4,995,528

		4,995,528

Containers & Packaging–1.22%
International Paper	110,319	6,391,883
Packaging Corp. of America	38,406	4,629,843
Sonoco Products	39,783	2,114,069
WestRock	44,373	2,804,817

		15,940,612

Distributors–0.30%
Genuine Parts	41,120	3,906,811

		3,906,811

Diversified Consumer Services–0.10%
H&R Block	52,260	1,370,257

		1,370,257

Diversified Telecommunication Services–2.05%
AT&T	66,466	2,584,198
BCE	55,720	2,675,117
CenturyLink	137,039	2,285,811
Verizon Communications	364,000	19,266,520

		26,811,646

Electric Utilities–6.19%
Alliant Energy	46,189	1,968,113
American Electric Power	51,272	3,772,081
Edison International	73,583	4,653,389
Entergy	67,336	5,480,477
Eversource Energy	46,641	2,946,778
Exelon	154,874	6,103,584
FirstEnergy	386,533	11,835,640
Great Plains Energy	55,004	1,773,329
IDACORP	38,755	3,540,657
NextEra Energy	104,053	16,252,038
OGE Energy	48,051	1,581,358
PG&E	283,137	12,693,032
Pinnacle West Capital	45,944	3,913,510
PPL	62,255	1,926,792

LVIP BlackRock Dividend Value Managed Volatility Fund–5

LVIP BlackRock Dividend Value Managed Volatility Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Electric Utilities (continued)
Xcel Energy	47,120	$2,266,943

		80,707,721

Electrical Equipment–0.53%
Eaton	47,540	3,756,135
Emerson Electric	45,705	3,185,181

		6,941,316

Electronic Equipment, Instruments & Components–0.27%
CDW	49,860	3,464,771

		3,464,771

Energy Equipment & Services–0.60%
Halliburton	79,720	3,895,916
Helmerich & Payne	59,985	3,877,430

		7,773,346

Food & Staples Retailing–0.77%
Kroger	285,580	7,839,171
Sysco	35,513	2,156,705

		9,995,876

Food Products–1.07%
General Mills	141,780	8,406,136
Kellogg	82,110	5,581,838

		13,987,974

Gas Utilities–0.12%
New Jersey Resources	37,973	1,526,515

		1,526,515

Health Care Equipment & Supplies–2.19%
Koninklijke Philips	357,230	13,488,534
Medtronic	144,230	11,646,574
Smith & Nephew	198,075	3,427,314

		28,562,422

Health Care Providers & Services–5.25%
Aetna	100,803	18,183,853
Anthem	104,670	23,551,797
Cardinal Health	77,290	4,735,558
McKesson	55,120	8,595,964
Quest Diagnostics	48,380	4,764,946
UnitedHealth Group	39,160	8,633,214

		68,465,332

Hotels, Restaurants & Leisure–0.86%
Darden Restaurants	42,262	4,057,997
McDonald’s	41,518	7,146,078

		11,204,075

Household Durables–0.71%
Garmin.	55,660	3,315,666
Leggett & Platt	39,619	1,891,015

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Household Durables (continued)
Tupperware Brands	63,744	$3,996,749

		9,203,430

Household Products–1.04%
Kimberly-Clark	41,492	5,006,425
Procter & Gamble	93,790	8,617,425

		13,623,850

Industrial Conglomerates–2.29%
3M	24,070	5,665,356
General Electric	638,132	11,135,403
Honeywell International	84,980	13,032,533

		29,833,292

Insurance–4.82%
American International Group	314,220	18,721,228
Arthur J. Gallagher & Co.	39,566	2,503,736
†Brighthouse Financial	20,275	1,188,926
Cincinnati Financial	39,070	2,929,078
Marsh & McLennan	85,350	6,946,638
Mercury General	60,680	3,242,739
MetLife	269,262	13,613,887
Old Republic International	53,249	1,138,464
Prudential Financial	31,937	3,672,116
Travelers	66,260	8,987,506

		62,944,318

Leisure Products–0.34%
Mattel	287,867	4,427,394

		4,427,394

Machinery–1.05%
Caterpillar	46,925	7,394,442
PACCAR	32,870	2,336,400
Pentair	56,460	3,987,205

		13,718,047

Media–1.95%
Cinemark Holdings	39,379	1,371,177
Comcast Class A	381,870	15,293,894
Interpublic Group	139,520	2,812,723
Meredith	46,302	3,058,247
Publicis Groupe	42,380	2,872,825

		25,408,866

Metals & Mining–0.06%
Commercial Metals	36,737	783,233

		783,233

Multiline Retail–1.14%
Dollar General	52,790	4,909,998
Kohl’s	77,232	4,188,291
Macy’s	67,899	1,710,376

LVIP BlackRock Dividend Value Managed Volatility Fund–6

LVIP BlackRock Dividend Value Managed Volatility Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Multiline Retail (continued)
Target	61,970	$4,043,544

		14,852,209

Multi-Utilities–3.53%
Avista	52,727	2,714,913
Black Hills	39,435	2,370,438
CenterPoint Energy	55,558	1,575,625
CMS Energy	42,868	2,027,656
Dominion Energy	56,828	4,606,478
DTE Energy	46,592	5,099,960
NiSource	43,066	1,105,504
NorthWestern	52,865	3,156,042
Public Service Enterprise Group	259,930	13,386,395
SCANA	51,244	2,038,486
Sempra Energy	43,037	4,601,516
WEC Energy Group	50,284	3,340,366

		46,023,379

Oil, Gas & Consumable Fuels–9.87%
Chevron	192,236	24,066,025
ConocoPhillips	32,669	1,793,201
Enbridge	85,450	3,341,950
Hess	187,334	8,892,745
HollyFrontier	68,747	3,521,221
Marathon Oil	465,570	7,882,100
Marathon Petroleum	100,980	6,662,660
Occidental Petroleum	69,449	5,115,613
ONEOK	63,733	3,406,529
Pioneer Natural Resources	22,890	3,956,538
Royal Dutch Shell ADR Class A	327,410	21,841,521
Suncor Energy	510,510	18,745,927
TOTAL ADR	255,416	14,119,396
Valero Energy	59,495	5,468,185

		128,813,611

Paper & Forest Products–0.24%
Domtar	62,256	3,082,917

		3,082,917

Personal Products–0.74%
Nu Skin Enterprises Class A	40,645	2,773,208
Unilever (New York Shares)	123,320	6,945,382

		9,718,590

Pharmaceuticals–6.34%
AstraZeneca	254,431	17,557,164
Eli Lilly & Co.	35,422	2,991,742
Merck & Co.	312,986	17,611,722
Novo Nordisk ADR	148,320	7,960,334
Pfizer	1,009,056	36,548,008

		82,668,970

Professional Services–0.91%
Equifax	11,110	1,310,091

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Professional Services (continued)
Experian	216,620	$4,774,888
Nielsen Holdings	158,440	5,767,216

		11,852,195

Road & Rail–0.44%
Union Pacific	43,032	5,770,591

		5,770,591

Semiconductors & Semiconductor Equipment–1.27%
Intel	41,598	1,920,164
QUALCOMM	153,630	9,835,393
Taiwan Semiconductor Manufacturing ADR	119,990	4,757,604

		16,513,161

Software–4.02%
Constellation Software	7,520	4,558,783
Microsoft	243,810	20,855,507
Oracle	572,330	27,059,762

		52,474,052

Specialty Retail–0.71%
L Brands	67,046	4,037,510
Lowe’s	56,760	5,275,274

		9,312,784

Technology Hardware, Storage & Peripherals–0.86%
Lenovo Group	5,914,000	3,330,248
Samsung Electronics GDR	4,055	4,801,949
Seagate Technology	74,400	3,112,896

		11,245,093

Thrift & Mortgage Finance–0.07%
New York Community Bancorp	68,303	889,305

		889,305

Tobacco–1.42%
Altria Group	134,493	9,604,145
Philip Morris International	84,844	8,963,769

		18,567,914

Wireless Telecommunication Services–0.32%
SK Telecom ADR	148,320	4,139,611

		4,139,611

Total Common Stock (Cost $907,253,100)		1,196,329,313

LVIP BlackRock Dividend Value Managed Volatility Fund–7

LVIP BlackRock Dividend Value Managed Volatility Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

MONEY MARKET FUND–8.09%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 1.15%)	105,535,331	$105,535,331

Total Money Market Fund (Cost $105,535,331)		105,535,331

TOTAL VALUE OF SECURITIES–99.78% (Cost $1,012,788,431)	$1,301,864,644
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.22%	2,832,730

NET ASSETS APPLICABLE TO 62,453,466 SHARES OUTSTANDING–100.00%	$1,304,697,374

NET ASSET VALUE PER SHARE–LVIP BLACKROCK DIVIDEND VALUE MANAGED VOLATILITY FUND STANDARD CLASS ($335,958,329 / 16,060,421 Shares)	$20.918

NET ASSET VALUE PER SHARE–LVIP BLACKROCK DIVIDEND VALUE MANAGED VOLATILITY FUND SERVICE CLASS ($968,739,045 / 46,393,045 Shares)	$20.881

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2017:
Shares of beneficial interest (unlimited authorization–no par)	$1,022,368,189
Undistributed net investment income	485,714
Accumulated net realized loss on investments	(8,042,228)
Net unrealized appreciation of investments, foreign currencies and derivatives	289,885,699

TOTAL NET ASSETS	$1,304,697,374

†	Non-income producing.
«

Includes $2,372,150 cash collateral held at broker for futures contracts, $198,684 variation margin due to broker on futures contracts, $280,947 payable for fund shares redeemed, $282,174 payable for securities purchased, $890,927 due to manager and affiliates, and $55,206 other accrued expenses payable as of December 31, 2017.

The following futures contracts were outstanding at December 31, 2017:1

Futures Contracts

Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation	Value/ Unrealized Depreciation
Currency Contracts:
17	British Pound	$1,440,431	$1,422,101	3/20/18	$18,330	$—
16	Euro	2,415,100	2,364,048	3/20/18	51,052	—
15	Japanese Yen	1,671,375	1,660,076	3/20/18	11,299	—

					80,681	—

Equity Contracts:
14	Dow Jones U.S. Real Estate Index	449,960	450,817	3/19/18	—	(857)
395	E-mini S&P 500 Index	52,851,000	52,197,172	3/19/18	653,828	—
33	E-mini S&P MidCap 400 Index	6,277,920	6,229,729	3/19/18	48,191	—
55	Euro STOXX 50 Index	2,305,092	2,360,690	3/19/18	—	(55,598)
15	FTSE 100 Index	1,546,867	1,477,272	3/19/18	69,595	—
10	Nikkei 225 Index (OSE)	2,019,081	2,006,000	3/9/18	13,081	—

					784,695	(56,455)

Total Futures Contracts					$865,376	$(56,455)

LVIP BlackRock Dividend Value Managed Volatility Fund–8

LVIP BlackRock Dividend Value Managed Volatility Fund

Statement of Net Assets (continued)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

Summary of Abbreviations:

ADR–American Depositary Receipt

FTSE–Financial Times Stock Exchange

GDR–Global Depository Receipt

OSE–Osaka Securities Exchange

S&P–Standard & Poor’s

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Dividend Value Managed Volatility Fund–9

LVIP BlackRock Dividend Value Managed Volatility Fund

Statement of Operations

Year Ended December 31, 2017

INVESTMENT INCOME:
Dividends	$31,918,330
Foreign tax withheld	(694,071)

31,224,259

EXPENSES:
Management fees	8,763,234
Distribution fees-Service Class	2,234,906
Accounting and administration expenses	296,079
Shareholder servicing fees	241,449
Reports and statements to shareholders	132,734
Index fees	84,481
Professional fees	49,335
Trustees’ fees and expenses	33,461
Custodian fees	27,998
Consulting fees	7,760
Pricing fees	2,715
Other	3,602

11,877,754
Less:
Management fees waived	(1,524,265)
Expenses paid indirectly	(572)

Total operating expenses	10,352,917

NET INVESTMENT INCOME	20,871,342

NET REALIZED AND UNREALIZED GAIN:
Net realized gain from:
Investments	60,519,791
Foreign currencies	9,692
Foreign currency exchange contracts	56,760
Futures contracts	11,704,310

Net realized gain	72,290,553

Net change in unrealized appreciation (depreciation) of:
Investments	90,125,084
Foreign currencies	1,136
Futures contracts	933,428

Net change in unrealized appreciation (depreciation)	91,059,648

NET REALIZED AND UNREALIZED GAIN	163,350,201

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$184,221,543

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Dividend Value Managed Volatility Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/17	12/31/16
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$20,871,342	$18,659,843
Net realized gain	72,290,553	7,926,139
Net change in unrealized appreciation (depreciation)	91,059,648	88,720,636

Net increase in net assets resulting from operations	184,221,543	115,306,618

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(5,899,354)	(5,789,538)
Service Class	(14,844,838)	(12,838,820)

	(20,744,192)	(18,628,358)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	4,989,896	19,974,258
Service Class	118,832,575	199,065,525
Reinvestment of dividends and distributions:
Standard Class	5,899,354	5,789,538
Service Class	14,844,838	12,838,820

	144,566,663	237,668,141

Cost of shares redeemed:
Standard Class	(36,701,926)	(40,537,736)
Service Class	(91,163,579)	(69,104,288)

	(127,865,505)	(109,642,024)

Increase in net assets derived from capital share transactions	16,701,158	128,026,117

Net Increase in Net Assets	180,178,509	224,704,377
NET ASSETS:
Beginning of year	1,124,518,865	899,814,488

End of year	$1,304,697,374	$1,124,518,865

Undistributed net investment income	$485,714	$292,112

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Dividend Value Managed Volatility Fund–10

LVIP BlackRock Dividend Value Managed Volatility Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP BlackRock Dividend Value Managed Volatility Fund Standard Class
	Year Ended
	12/31/17	12/31/16[1]	12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$18.287	$16.634	$17.805	$17.455	$14.977

Income (loss) from investment operations:
Net investment income[2]	0.372	0.355	0.296	0.295	0.299
Net realized and unrealized gain (loss)	2.633	1.636	(1.162)	0.314	2.428

Total from investment operations	3.005	1.991	(0.866)	0.609	2.727

Less dividends and distributions from:
Net investment income	(0.374)	(0.338)	(0.305)	(0.259)	(0.249)

Total dividends and distributions	(0.374)	(0.338)	(0.305)	(0.259)	(0.249)

Net asset value, end of period	$20.918	$18.287	$16.634	$17.805	$17.455

Total return[3]	16.43%	11.97%	(4.87%)	3.49%	18.21%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$335,958	$318,457	$304,296	$337,563	$351,809
Ratio of expenses to average net assets	0.66%	0.68%	0.72%	0.72%	0.76%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.79%	0.80%	0.81%	0.81%	0.84%
Ratio of net investment income to average net assets	1.90%	2.07%	1.72%	1.68%	1.84%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.77%	1.95%	1.63%	1.59%	1.76%
Portfolio turnover	29%	51%	24%	24%	14%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Dividend Value Managed Volatility Fund–11

LVIP BlackRock Dividend Value Managed Volatility Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP BlackRock Dividend Value Managed Volatility Fund Service Class
	Year Ended
	12/31/17	12/31/16[1]	12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$18.258	$16.613	$17.781	$17.434	$14.961

Income (loss) from investment operations:
Net investment income[2]	0.322	0.312	0.252	0.251	0.261
Net realized and unrealized gain (loss)	2.626	1.628	(1.158)	0.312	2.419

Total from investment operations	2.948	1.940	(0.906)	0.563	2.680

Less dividends and distributions from:
Net investment income	(0.325)	(0.295)	(0.262)	(0.216)	(0.207)

Total dividends and distributions	(0.325)	(0.295)	(0.262)	(0.216)	(0.207)

Net asset value, end of period	$20.881	$18.258	$16.613	$17.781	$17.434

Total return[3]	16.14%	11.68%	(5.09%)	3.23%	17.92%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$968,739	$806,062	$595,518	$499,132	$332,144
Ratio of expenses to average net assets	0.91%	0.93%	0.97%	0.97%	1.01%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.04%	1.05%	1.06%	1.06%	1.09%
Ratio of net investment income to average net assets	1.65%	1.82%	1.47%	1.43%	1.59%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.52%	1.70%	1.38%	1.34%	1.51%
Portfolio turnover	29%	51%	24%	24%	14%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Dividend Value Managed Volatility Fund–12

LVIP BlackRock Dividend Value Managed Volatility Fund

Notes to Financial Statements

December 31, 2017

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 92 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP BlackRock Dividend Value Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek reasonable income by investing primarily in income-producing equity securities.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sale price on the valuation date. Open-end investment companies are valued at their published net asset value (“NAV”). Investments in government money market funds have a stable NAV. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts are valued at the daily quoted settlement prices. Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under the policies adopted by the Fund’s Board of Trustees (“the Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended December 31, 2017 and for all open tax years (years ended December 31, 2014–December 31, 2016), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2017, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate that portion of realized gains and losses on foreign equity securities resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date

LVIP BlackRock Dividend Value Managed Volatility Fund–13

LVIP BlackRock Dividend Value Managed Volatility Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates. Withholding taxes on foreign dividends are recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned. Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund receives earning credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this agreement is included in “Custodian fees” on the Statement of Operations with the corresponding expense offset shown as “Expenses paid indirectly.”

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.75% of the first $500 million of average daily net assets of the Fund, and 0.70% of average daily net assets of the Fund in excess of $500 million. The fee is calculated daily and paid monthly. LIAC has contractually agreed to waive a portion of its advisory fee as follows; 0.11% on the first $750 million of average daily net assets of the Fund and 0.15% of average daily net assets in excess of $750 million. This agreement will continue through at least April 30, 2018, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

BlackRock Investment Management LLC (“BlackRock”) is responsible for managing the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays BlackRock a fee based on the Fund’s average daily net assets. SSGA Funds Management, Inc. (“SSGA”) is responsible for managing the Fund’s volatility management overlay. For these services, LIAC, not the Fund, pays SSGA a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2017, costs for these administrative and legal services were as follows:

Administrative	$68,395
Legal	11,879

Lincoln Life also provides certain contract holder and additional corporate services to the Fund. Effective May 1, 2017, the Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund’s average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $115,948 for the year ended December 31, 2017.

The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.

LVIP BlackRock Dividend Value Managed Volatility Fund–14

LVIP BlackRock Dividend Value Managed Volatility Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

At December 31, 2017, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$654,017
Distribution fees payable to LFD	204,888
Shareholder servicing fees payable to Lincoln Life	32,022

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

3. Investments

For the year ended December 31, 2017, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$349,699,372
Sales	320,244,840

At December 31, 2017, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:

Cost of investments and derivatives	$1,020,830,094

Aggregate unrealized appreciation of investments and derivatives	$308,545,649
Aggregate unrealized depreciation of investments and derivatives	(26,702,178)

Net unrealized appreciation of investments and derivatives	$281,843,471

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2017:

	Level 1	Level 2	Total
Investments:

Assets:
Common Stock
Aerospace & Defense	$32,492,095	$—	$32,492,095
Air Freight & Logistics	3,063,942	—	3,063,942
Automobiles	862,947	—	862,947
Banks	180,872,688	—	180,872,688
Beverages	12,126,171	12,593,266	24,719,437
Capital Markets	56,680,053	—	56,680,053
Chemicals	24,942,007	—	24,942,007
Commercial Services & Supplies	4,274,057	—	4,274,057
Communications Equipment	6,901,073	—	6,901,073

LVIP BlackRock Dividend Value Managed Volatility Fund–15

LVIP BlackRock Dividend Value Managed Volatility Fund

Notes to Financial Statements (continued)

3. Investments (continued)

	Level 1	Level 2	Total
Investments:

Assets:
Construction Materials	$—	$4,995,528	$4,995,528
Containers & Packaging	15,940,612	—	15,940,612
Distributors	3,906,811	—	3,906,811
Diversified Consumer Services	1,370,257	—	1,370,257
Diversified Telecommunication Services	26,811,646	—	26,811,646
Electric Utilities	80,707,721	—	80,707,721
Electrical Equipment	6,941,316	—	6,941,316
Electronic Equipment, Instruments & Components	3,464,771	—	3,464,771
Energy Equipment & Services	7,773,346	—	7,773,346
Food & Staples Retailing	9,995,876	—	9,995,876
Food Products	13,987,974	—	13,987,974
Gas Utilities	1,526,515	—	1,526,515
Health Care Equipment & Supplies	11,646,574	16,915,848	28,562,422
Health Care Providers & Services	68,465,332	—	68,465,332
Hotels, Restaurants & Leisure	11,204,075	—	11,204,075
Household Durables	9,203,430	—	9,203,430
Household Products	13,623,850	—	13,623,850
Industrial Conglomerates	29,833,292	—	29,833,292
Insurance	62,944,318	—	62,944,318
Leisure Products	4,427,394	—	4,427,394
Machinery	13,718,047	—	13,718,047
Media	22,536,041	2,872,825	25,408,866
Metals & Mining	783,233	—	783,233
Multiline Retail	14,852,209	—	14,852,209
Multi-Utilities	46,023,379	—	46,023,379
Oil, Gas & Consumable Fuels	128,813,611	—	128,813,611
Paper & Forest Products	3,082,917	—	3,082,917
Personal Products	9,718,590	—	9,718,590
Pharmaceuticals	65,111,806	17,557,164	82,668,970
Professional Services	7,077,307	4,774,888	11,852,195
Road & Rail	5,770,591	—	5,770,591
Semiconductors & Semiconductor Equipment	16,513,161	—	16,513,161
Software	52,474,052	—	52,474,052
Specialty Retail	9,312,784	—	9,312,784
Technology Hardware, Storage & Peripherals	3,112,896	8,132,197	11,245,093
Thrift & Mortgage Finance	889,305	—	889,305
Tobacco	18,567,914	—	18,567,914
Wireless Telecommunication Services	4,139,611	—	4,139,611
Money Market Fund	105,535,331	—	105,535,331

Total Investments	$1,234,022,928	$67,841,716	$1,301,864,644

Derivatives:
Assets:
Futures Contracts	$865,376	$—	$865,376

Liabilities:
Futures Contracts	$(56,455)	$—	$(56,455)

There were no Level 3 investments at the beginning or end of the year.

As a result of utilizing international fair value pricing at December 31, 2017, a portion of the portfolio was categorized as Level 2.

During the year ended December 31, 2017, there were no material transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments that resulted from the Fund’s use of international fair value pricing during the period. In accordance with the fair value procedures described in Note 1, international

LVIP BlackRock Dividend Value Managed Volatility Fund–16

LVIP BlackRock Dividend Value Managed Volatility Fund

Notes to Financial Statements (continued)

3. Investments (continued)

fair value pricing uses other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2017 and 2016 was as follows:

	Year Ended
	12/31/17	12/31/16
Ordinary income	$20,744,192	$18,628,358

5. Components of Net Assets on a Tax Basis

As of December 31, 2017, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$1,022,368,189
Undistributed ordinary income	485,714
Net unrealized appreciation	281,843,471

Net assets	$1,304,697,374

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales and mark-to-market of futures contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions and expiring capital loss carryforwards. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2017, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$66,452	$10,227,414	$(10,293,866)

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses; however there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized, due to the fact that post-enactment capital losses must be utilized before pre-enactment capital loss carryovers. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss, whereas before the Act, capital losses carried forward were treated as short-term.

In 2017, $10,293,866 capital losses expired.

In 2017, $73,571,204 capital losses were utilized.

LVIP BlackRock Dividend Value Managed Volatility Fund–17

LVIP BlackRock Dividend Value Managed Volatility Fund

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/17	12/31/16
Shares sold:
Standard Class	256,504	1,172,979
Service Class	6,197,394	11,608,818
Shares reinvested:
Standard Class	281,308	315,857
Service Class	709,214	701,538

	7,444,420	13,799,192

Shares redeemed:
Standard Class	(1,892,189)	(2,367,134)
Service Class	(4,660,963)	(4,010,304)

	(6,553,152)	(6,377,438)

Net increase	891,268	7,421,754

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. No foreign currency exchange contracts were outstanding at December 31, 2017.

During the year ended December 31, 2017, the Fund used foreign currency exchange contracts to hedge the U.S. dollar value of securities it already owned that were denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions.

Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund’s investments; to facilitate investments in portfolio securities; and to reduce cost. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

During the year ended December 31, 2017, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund’s investments and to facilitate investments in portfolio securities.

LVIP BlackRock Dividend Value Managed Volatility Fund–18

LVIP BlackRock Dividend Value Managed Volatility Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

Fair values of derivative instruments as of December 31, 2017 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures Contracts (Currency contracts)	Receivables and other assets net of liabilities	$80,681	Receivables and other assets net of liabilities	$—
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	784,695	Receivables and other assets net of liabilities	(56,455)

Total		$865,376		$(56,455)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2017 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Currency contracts)	Net realized gain from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$ 56,760	$ —
Futures contracts (Currency contracts)	Net realized gain from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	273,642	160,839
Futures contracts (Equity contracts)	Net realized gain from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	11,430,668	772,589
Total		$11,761,070	$933,428

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2017.

	Long Derivative	Short Derivative
	Volume	Volume
Foreign currency exchange contracts (average cost)	$ 60,925	$24,641
Futures contracts (average notional value)	77,821,086	—

In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (OTC) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

At December 31, 2017, the Fund had no open derivatives subject to the offsetting provisions.

8. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

LVIP BlackRock Dividend Value Managed Volatility Fund–19

LVIP BlackRock Dividend Value Managed Volatility Fund

Notes to Financial Statements (continued)

8. Credit and Market Risk (continued)

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2017. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to LIAC the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Recent Regulatory Reporting Updates

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amended Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. As of August 1, 2017, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.

11. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP BlackRock Dividend Value Managed Volatility Fund–20

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of LVIP BlackRock Dividend Value Managed Volatility Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of LVIP BlackRock Dividend Value Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.

Philadelphia, Pennsylvania

February 22, 2018

LVIP BlackRock Dividend Value Managed Volatility Fund–21

LVIP BlackRock Dividend Value Managed Volatility Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2017, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Fund’s total distributions.

Approval of Investment Management Agreement and Subadvisory Agreement

On August 22-23 and September 11-12, 2017, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various sub-advisers (collectively, with the investment management agreement, the “Advisory Agreements” and each individually an “Advisory Agreement”) for various series of the Trust (each a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the sub-advisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the sub-advisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement.

The Board considered that the Funds are managed with an actively managed risk-management overlay using up to 20% of a Fund’s net assets (the “Risk-Management Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and to reduce the impact on a Fund’s portfolio of significant market downturns during periods of high volatility. Each Fund’s sub-adviser manages the remaining 80-100% of the Fund’s net assets according to the investment mandate (the “Equity Sleeve”). The Board considered that the Funds’ investments in exchange-traded futures and their resulting costs limit the upside participation of the Funds in strong, increasing markets relative to unhedged funds. The Board also considered that SSGA Funds Management, Inc. (“SSGA”) had been appointed sub-adviser to the Risk-Management Sleeve of the Managed Volatility Funds effective May 1, 2016. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information (including total return and standard deviation) provided by Morningstar for the standard class of each Fund compared to the returns of a benchmark index for the one, three and five year periods, as applicable, ended March 31, 2017. The Board noted LIAC’s view that the performance peer group of mutual funds provided by Morningstar provided little comparative value as the performance peer group did not generally include an actively managed volatility management overlay. The Board also considered

LVIP BlackRock Dividend Value Managed Volatility Fund–22

LVIP BlackRock Dividend Value Managed Volatility Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement  (continued)

an in-person presentation by representatives of Oliver Wyman, an independent management consulting firm, that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of risk control funds from 11 variable annuity sponsors.

The Board considered that LIAC had delegated day-to-day portfolio management of the Risk-Management Sleeve to SSGA and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model. The Board considered an in-person presentation by representatives of SSGA regarding the performance of the Managed Volatility Funds sub-advised by SSGA as well as presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve. The Board also considered that in February, 2016, the managed volatility model was adjusted with the intention of reducing its negative contribution to returns in certain markets while maintaining market downside protection. The Board noted LIAC’s view that it expects the negative impact of the volatility management overlay to dampen over a full market cycle. The Board concluded that LIAC had appropriately reviewed and monitored SSGA’s performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2018. The Board noted that the investment management fee for the Fund was higher than the median management fee of the Morningstar expense peer group, without giving effect to the advisory fee waiver. The Board also considered that the Fund’s net expense ratio was the same as the net expense ratio of the Morningstar expense peer group median giving effect to the advisory fee waiver. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had a breakpoint in the investment management fee schedule and that LIAC had implemented an advisory fee waiver through April 30, 2018 and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA on behalf of the each of the Funds, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board reviewed the services provided by SSGA, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of SSGA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.

Performance. The Board considered that SSGA’s responsibility was to implement trading based on the managed volatility model and that traditional measures of performance would not be relevant in assessing SSGA’s implementation of the model. The Board also considered that in February, 2016, the managed volatility model was adjusted with the intention that the risk overlay would reduce the negative contribution to returns in certain markets while maintaining market downside protection. The Board noted LIAC’s view that it expects the negative impact of the volatility management overlay to dampen over a full market cycle. The Board also considered various in-person presentations related to the performance of the Risk-Management Sleeve by representatives of SSGA and Oliver Wyman. The Board concluded that the services provided by SSGA were satisfactory.

Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule, noted that SSGA stated that it did not provide similar managed volatility subadvisory services to any other investment companies. The Board considered that LIAC compensates SSGA from its fees and that the subadvisory fee schedule was negotiated between LIAC and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.

Profitability and Fallout Benefits. The Board noted that the subadvisory fee schedule was negotiated between LIAC and SSGA, an unaffiliated third party, and that LIAC compensates SSGA from its fees. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Fund in the marketplace and its ability to leverage resources.

LVIP BlackRock Dividend Value Managed Volatility Fund–23

LVIP BlackRock Dividend Value Managed Volatility Fund

Other Fund Information (unaudited) (continued)

Approval of Subadvisory Agreement  (continued)

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and BlackRock Investment Management, LLC (“BlackRock”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by BlackRock under the subadvisory agreement. The Board reviewed the services provided by BlackRock, the background of the investment professionals servicing the Fund and the reputation, resources and investment approach of BlackRock. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.

Performance. The Board considered that the sub-adviser manages the Equity Sleeve. The Board reviewed the Fund’s total return and standard deviation compared to the total returns and standard deviation of the S&P 500 Daily Risk Control 10% Total Return USD Index. The Board noted the Fund’s total return was above the return of the benchmark index for the one year period and below the return of the benchmark index for the three and five year periods. The Board considered that the Fund had been restructured in February 2016 to add BlackRock’s Select Dividend strategy in the Fund for increased diversification. The Board concluded that the services provided by BlackRock were satisfactory.

Subadvisory Fee and Economies of Scale. The Board considered the Fund’s subadvisory fee schedules, which contain breakpoints, and noted that BlackRock stated that there were no comparable funds managed using the same strategies by the same portfolio management team. The Board considered that LIAC compensates BlackRock from its fees and that the subadvisory fee schedule was negotiated between LIAC and BlackRock, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.

Profitability and Fallout Benefits. The Board considered information regarding BlackRock’s estimated profitability from providing subadvisory services to the Funds. The Board noted that the subadvisory fee schedule was negotiated between LIAC and BlackRock, an unaffiliated third party, and that LIAC compensates BlackRock from its fees. The Board reviewed materials provided by BlackRock as to any additional benefits it receives and noted that BlackRock stated that the engagement may raise its profile in the broker-dealer community, may increase analyst coverage and sales of BlackRock proprietary products and that research may be obtained with soft dollars, which may be used to manage other accounts.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements are in the best interests of each Fund.

LVIP BlackRock Dividend Value Managed Volatility Fund–24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.

The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.

The term Fund Complex includes the 92 series of Lincoln Variable Insurance Products Trust.

Interested Trustee

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	Formerly: Lincoln Advisors Trust

* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of both the Advisor and The Lincoln National Life Insurance Company, the parent company of the Trust’s Adviser.

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	92	Formerly: Lincoln Advisors Trust
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	Formerly: Lincoln Advisors Trust
Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Formerly: Lincoln Advisors Trust

LVIP BlackRock Dividend Value Managed Volatility Fund–25

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Charles I. Plosser*** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Public Governor for the Financial Industry Regulatory Authority (FINRA); Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	92	Rochester Gas and Electric Corporation
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Associated Grocers of New England (Director Emeritus); Formerly: Lincoln Trust Advisors
Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	Formerly: Lincoln Advisors Trust

Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	92	St. Vincent Health; Formerly: Lincoln Advisors Trust
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	92	Formerly: Lincoln Advisors Trust
Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012	92	Trustee of FundVantage Trust

** Steve A. Cobb, is the son-in-law of Kenneth G. Stella.

*** Charles I. Plosser was appointed Trustee effective January 1, 2018.

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.
Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.

LVIP BlackRock Dividend Value Managed Volatility Fund–26

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.

Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Vice President, Secretary, and Chief Legal Officer	Since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President and Chief Compliance Officer, Lincoln National Corporation; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Deputy General Counsel, Janney Montgomery Scott LLC.

Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.

Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.

John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

LVIP BlackRock Dividend Value Managed Volatility Fund–27

LVIP BlackRock Global Allocation V.I. Managed Risk Fund

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2017

LVIP BlackRock Global Allocation V.I. Managed Risk Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP BlackRock Global Allocation V.I. Managed Risk Fund

2017 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation

Subadvised by: Milliman Financial Risk Management LLC Underlying Fund: BlackRock Investment Management LLC

The Fund returned 13.20% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2017, while the BlackRock Global Allocation Composite1 returned 15.75% and its broad-based index, the S&P 500® Index2, returned 21.83% during the same period.

Within equities, an overweight to Japan and underweight to United States detracted from performance. From a sector perspective, an underweight and stock selection in information technology, as well as stock selection within industrials, financials, and healthcare weighed on returns. Exposure to commodity-related securities and cash and cash equivalents detracted. Currency management, notably an overweight to the US dollar and an underweight to the euro negatively impacted returns.

Within equities, an overweight to India positively impacted performance. From a sector perspective, stock selection within consumer discretionary and utilities contributed to returns. Stock selection within energy and telecom were additive, but were partially offset by an overweight to the sectors. An underweight to consumer staples positively contributed to performance, but was partially offset by stock selection. More broadly, an underweight to fixed income and exposure to credit positively contributed.

During the 12-month period, the Fund’s overall equity allocation increased from 57% to 62% of net assets. Within equities, the Fund increased exposure to the U.S. and Europe, and decreased exposure to Japan. From a sector perspective, the Fund increased exposure to information technology, energy, materials, utilities, telecom, and consumer discretionary, and decreased exposure to financials, industrials, real estate, and healthcare. The Fund’s overall allocation to fixed income increased from 25% to 30% of net assets. Within fixed income, the Fund increased exposure to government bonds and decreased exposure to corporate bonds. The Fund’s allocation to commodity-related securities increased from 3% to 4% of net assets. Reflecting the above changes, the Fund’s cash and cash equivalents holdings decreased from 15% to 4% of net assets. During the 12-month period, the Fund’s cash position helped mitigate portfolio volatility and served as a source of funds for new investments.

Relative to its Reference Benchmark, the Fund was overweight equities, commodity-related, and cash, and was underweight fixed income. Within equities, the Fund was overweight Japan and Europe, and underweight the United States. Within Europe, the Fund was overweight the Netherlands and France, and underweight Ireland. From a sector perspective, the Fund was overweight energy, consumer discretionary, telecom, information technology, utilities, and materials, and was underweight financials, consumer staples, industrials, and healthcare. Within fixed income, the Fund was underweight developed market government bonds, and overweight corporate and convertible bonds. With respect to currency exposure, the Fund was overweight the US dollar, Indian rupee, and Brazilian real, and underweight the Canadian dollar and British pound sterling.

The volatility management overlay component of the LVIP BlackRock Global Allocation V.I. Managed Risk Fund did not have a meaningful impact on relative performance during 2017. During the past year, global equity markets experienced historically low levels of volatility which allowed for the Fund’s volatility management overlay to be less impactful to overall fund results given that volatility management strategies are designed to add value in the bear market portion of market cycles.

Portfolio Managers:
Lincoln Investment Advisors Corporation:	Maria Ma Amritansh Tewary Jay Shearon Alex Zeng

Milliman Financial Risk Management LLC:	Zachary Brown Jeff Greco Adam Schenck

BlackRock Investment Management LLC:	Dennis Stattman, CFA Dan Chamby, CFA Russ Koesterich, CFA David Clayton, CFA Kent Hogshire, CFA

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP BlackRock Global Allocation V.I. Managed Risk Fund–1

LVIP BlackRock Global Allocation V.I. Managed Risk Fund

2017 Annual Report Commentary (unaudited) (continued)

Growth of $10,000 invested 5/1/13 through 12/31/17

This chart illustrates, hypothetically, that $10,000 was invested in LVIP BlackRock Global Allocation V.I. Managed Risk Fund shares on 5/1/13 (commencement of operations). As the chart shows, by 12/31/17, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,923 for the Standard Class shares and to $11,731 for the Service Class shares. For comparison, look at how the BlackRock Global Allocation Composite and S&P 500® Index did over the same period. The same $10,000 investment would have increased to $13,592 and $18,462, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/17

Standard Class Shares
One Year	+ 13.20%
Inception (5/1/13)	+ 3.84%
Service Class Shares
One Year	+ 12.81%
Inception (5/1/13)	+ 3.48%

1.

The BlackRock Global Allocation Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s adviser. The BlackRock Global Allocation Composite is constructed as follows: 24% ICE BofAML Current 5 Yr US Treasury; 16% Citigroup World Government Bond Index non-U.S.; 24% FTSE World Ex US; and 36% S&P 500® Index.

2.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.

LVIP BlackRock Global Allocation V.I. Managed Risk Fund–2

LVIP BlackRock Global Allocation V.I. Managed Risk Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2017 to December 31, 2017

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Annualized Expense Ratio	Expenses Paid During Period 7/1/17 to 12/31/17*
Actual
Standard Class Shares	$1,000.00	$1,054.20	0.13%	$0.67
Service Class Shares	1,000.00	1,052.40	0.48%	2.48
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.55	0.13%	$0.66
Service Class Shares	1,000.00	1,022.79	0.48%	2.45

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies (“Underlying Funds”). In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in the table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP BlackRock Global Allocation V.I. Managed Risk Fund–3

LVIP BlackRock Global Allocation V.I. Managed Risk Fund

Security Type/Sector Allocation (unaudited)

As of December 31, 2017

Security Type/Sector	Percentage of Net Assets
Affiliated Investment	97.16%
Investment Company	97.16%
Global Multi-Asset Fund	97.16%
Unaffiliated Investment	3.03%
Investment Company	3.03%
Money Market Fund	3.03%
Total Value of Securities	100.19%
Liabilities Net of Receivables and Other Assets	(0.19%	)
Total Net Assets	100.00%

LVIP BlackRock Global Allocation V.I. Managed Risk Fund–4

LVIP BlackRock Global Allocation V.I. Managed Risk Fund

Schedule of Investments

December 31, 2017

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT–97.16%
INVESTMENT COMPANY–97.16%
Global Multi-Asset Fund–97.16%
*BlackRock Global Allocation V.I. Fund	58,215,253	$1,004,795,267

Total Affiliated Investment (Cost $973,439,993)		1,004,795,267

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENT–3.03%
INVESTMENT COMPANY–3.03%
Money Market Fund–3.03%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 1.15%)	31,349,284	$31,349,284

Total Unaffiliated Investment (Cost $31,349,284)		31,349,284

TOTAL VALUE OF SECURITIES–100.19% (Cost $1,004,789,277)	1,036,144,551
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.19%)	(1,940,840)

NET ASSETS APPLICABLE TO 96,456,844 SHARES OUTSTANDING–100.00%	$1,034,203,711

*	Class I shares.

The following futures contracts were outstanding at December 31, 2017:1

Futures Contracts

Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Depreciation
Interest Rate Contracts:
280	U.S. Treasury 5 yr Notes	$32,525,937	$32,572,101	3/30/18	$(46,164)

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amounts presented above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1 See Note 7 in “Notes to Financial Statements.”

yr–Year

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Global Allocation V.I. Managed Risk Fund–5

LVIP BlackRock Global Allocation V.I. Managed Risk Fund

Statement of Assets and Liabilities

December 31, 2017

ASSETS:
Affiliated investment, at value	$1,004,795,267
Unaffiliated investment, at value	31,349,284
Cash collateral held at broker for futures contracts	175,000
Variation margin due from broker on futures contracts	26,250
Dividends receivable from investments	23,605
Receivable for fund shares sold	19,856

TOTAL ASSETS	1,036,389,262

LIABILITIES:
Payable for fund shares redeemed	928,845
Payable for investments purchased	829,833
Due to manager and affiliates	400,893
Other accrued expenses payable	25,980

TOTAL LIABILITIES	2,185,551

TOTAL NET ASSETS	$1,034,203,711

Affiliated investment, at cost	$973,439,993
Unaffiliated investment, at cost	31,349,284

Standard Class:
Net Assets	$188,522
Shares Outstanding	17,473
Net Asset Value Per Share	$10.789

Service Class:
Net Assets	$1,034,015,189
Shares Outstanding	96,439,371
Net Asset Value Per Share	$10.722

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2017:
Shares of beneficial interest (unlimited authorization–no par)	$1,031,408,988
Undistributed net investment income	18,207,321
Accumulated net realized loss on investments	(46,721,708)
Net unrealized appreciation of investments and derivatives	31,309,110

TOTAL NET ASSETS	$1,034,203,711

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Global Allocation V.I. Managed Risk Fund–6

LVIP BlackRock Global Allocation V.I. Managed Risk Fund

Statement of Operations

Year Ended December 31, 2017

INVESTMENT INCOME:
Dividends from affiliated investment	$12,785,799
Dividends from unaffiliated investment	263,076

13,048,875

EXPENSES:
Management fees	7,547,277
Distribution fees-Service Class	3,521,429
Shareholder servicing fees	197,332
Accounting and administration expenses	97,961
Reports and statements to shareholders	45,433
Professional fees	40,653
Trustees’ fees and expenses	27,947
Custodian fees	10,275
Consulting fees	7,011
Pricing fees	62
Other	8,594

11,503,974

Less:
Management fees waived	(6,742,234)
Expenses paid indirectly	(1,586)

Total operating expenses	4,760,154

NET INVESTMENT INCOME	8,288,721

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Distributions from affiliated investment	9,918,600
Sale of affiliated investment	(9,612,603)
Future contracts	(184)

Net realized gain	305,813

Net change in unrealized appreciation (depreciation) of:
Affiliated investment	112,278,020
Futures contracts	(46,164)

Net change in unrealized appreciation (depreciation)	112,231,856

NET REALIZED AND UNREALIZED GAIN	112,537,669

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$120,826,390

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Global Allocation V.I. Managed Risk Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/17	12/31/16
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$8,288,721	$7,746,245
Net realized gain (loss)	305,813	(29,157,019)
Net change in unrealized appreciation (depreciation)	112,231,856	46,659,605

Net increase in net assets resulting from operations	120,826,390	25,248,831

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(1,917)	(1,277)
Service Class	(7,488,255)	(7,549,486)
Net realized gain:
Standard Class	—	(822)
Service Class	—	(4,849,230)

	(7,490,172)	(12,400,815)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	1,303	24,746
Service Class	70,939,788	122,489,292
Reinvestment of dividends and distributions:
Standard Class	1,917	2,099
Service Class	7,488,255	12,398,716

	78,431,263	134,914,853

Cost of shares redeemed:
Standard Class	(5,529)	(126,996)
Service Class	(146,697,624)	(134,620,651)

	(146,703,153)	(134,747,647)

Increase (decrease) in net assets derived from capital share transactions	(68,271,890)	167,206

NET INCREASE IN NET ASSETS	45,064,328	13,015,222
NET ASSETS:
Beginning of year	989,139,383	976,124,161

End of year	$1,034,203,711	$989,139,383

Undistributed net investment income	$18,207,321	$7,490,172

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Global Allocation V.I. Managed Risk Fund–7

LVIP BlackRock Global Allocation V.I. Managed Risk Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP BlackRock Global Allocation V.I. Managed Risk Fund Standard Class
	12/31/17	12/31/16[1]	Year Ended 12/31/15	12/31/14	5/1/13[2] to 12/31/13

Net asset value, beginning of period	$9.631	$9.480	$10.490	$10.709	$10.000

Income (loss) from investment operations:
Net investment income[3]	0.121	0.107	0.109	0.299	0.235
Net realized and unrealized gain (loss)	1.148	0.162	(0.565)	(0.319)	0.490

Total from investment operations	1.269	0.269	(0.456)	(0.020)	0.725

Less dividends and distributions from:
Net investment income	(0.111)	(0.072)	(0.107)	(0.108)	—
Net realized gain	—	(0.046)	(0.447)	(0.091)	(0.016)

Total dividends and distributions	(0.111)	(0.118)	(0.554)	(0.199)	(0.016)

Net asset value, end of period	$10.789	$9.631	$9.480	$10.490	$10.709

Total return[4]	13.20%	2.85%	(4.32% )	(0.21% )	7.25%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$189	$170	$265	$304	$2,961
Ratio of expenses to average net assets[5]	0.12%	0.10%	0.11%	0.10%	0.10%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.79%	0.78%	0.81%	0.80%	0.84%
Ratio of net investment income to average net assets	1.17%	1.13%	1.05%	2.77%	3.42%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.50%	0.45%	0.35%	2.07%	2.68%
Portfolio turnover	6%	9%	8%	3%	13%

[1]	Effective May 1, 2016, Milliman Financial Risk Management LLC is responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.

[2]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[3]	The average shares outstanding method has been applied for per share information.

[4]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Global Allocation V.I. Managed Risk Fund–8

LVIP BlackRock Global Allocation V.I. Managed Risk Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP BlackRock Global Allocation V.I. Managed Risk Fund Service Class
	12/31/17	12/31/16[1]	Year Ended 12/31/15	12/31/14	5/1/13[2] to 12/31/13

Net asset value, beginning of period	$9.575	$9.459	$10.466	$10.684	$10.000

Income (loss) from investment operations:
Net investment income[3]	0.084	0.074	0.072	0.260	0.213
Net realized and unrealized gain (loss)	1.141	0.160	(0.561)	(0.317)	0.487

Total from investment operations	1.225	0.234	(0.489)	(0.057)	0.700

Less dividends and distributions from:
Net investment income	(0.078)	(0.072)	(0.071)	(0.070)	—
Net realized gain	—	(0.046)	(0.447)	(0.091)	(0.016)

Total dividends and distributions	(0.078)	(0.118)	(0.518)	(0.161)	(0.016)

Net asset value, end of period	$10.722	$9.575	$9.459	$10.466	$10.684

Total return[4]	12.81%	2.50%	(4.66% )	(0.55% )	7.00%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,034,015	$988,969	$975,859	$806,422	$329,225
Ratio of expenses to average net assets[5]	0.47%	0.45%	0.46%	0.45%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	1.14%	1.13%	1.16%	1.15%	1.19%
Ratio of net investment income to average net assets	0.82%	0.78%	0.70%	2.42%	3.07%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.15%	0.10%	0.00%	1.72%	2.33%
Portfolio turnover	6%	9%	8%	3%	13%

[1]	Effective May 1, 2016, Milliman Financial Risk Management LLC is responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.

[2]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[3]	The average shares outstanding method has been applied for per share information.

[4]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Global Allocation V.I. Managed Risk Fund–9

LVIP BlackRock Global Allocation V.I. Managed Risk Fund

Notes to Financial Statements

December 31, 2017

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 92 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP BlackRock Global Allocation V.I. Managed Risk Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund operates under a fund of funds structure and invests substantially all of its assets in other open-end investment companies, primarily the BlackRock Global Allocation V.I. Fund (collectively, “the Underlying Funds”). The Fund is advised by Lincoln Investment Advisors Corporation (“LIAC”). The BlackRock Global Allocation V.I. Fund, which is advised by an unaffiliated adviser, invests primarily in a portfolio of equity, debt and money market instruments. In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments, and employs an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility. Financial statements for the Underlying Funds can be found at www.sec.gov.

The Fund’s investment objective is to seek capital appreciation.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–The Fund values Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information. Investments in government money market funds have a stable NAV. Futures contracts are valued at the daily quoted settlement prices.

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended December 31, 2017 and for all open tax years (years ended December 31, 2014-December 31, 2016), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2017, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund receives earning credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this arrangement is included in “Custodian fees” on the Statement of Operations with the corresponding expense offset shown as “Expenses paid indirectly.”

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LVIP BlackRock Global Allocation V.I. Managed Risk Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates

LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.75% of the Fund’s average daily net assets. The fee is calculated daily and paid monthly. This fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds. LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.67% of the Fund’s average daily net assets. This agreement will continue through at least April 30, 2018, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.

Milliman Financial Risk Management LLC (the “Sub-Adviser”) is responsible for managing the Fund’s managed risk strategy. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2017, costs for these administrative and legal services were as follows:

Administrative	$57,213
Legal	9,993

Lincoln Life also provides certain contract holder and additional corporate services to the Fund. Effective May 1, 2017, the Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund’s average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $33,902 for the year ended December 31, 2017.

The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.

In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.

At December 31, 2017, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$69,882
Distribution fees payable to LFD	305,679
Shareholder servicing fees payable to Lincoln Life	25,332

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

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LVIP BlackRock Global Allocation V.I. Managed Risk Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers’ outstanding securities (non-LVIP Funds). Affiliated investments of the Fund and the corresponding investment activity for the year ended December 31, 2017, were as follows:

	Value 12/31/16	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/17	Dividends	Capital Gain Distributions
BlackRock Global Allocation V.I. Fund	$950,225,202	$63,032,285	$111,127,637	$(9,612,603)	$112,278,020	$1,004,795,267	$12,785,799	$9,918,600

3. Investments

For the year ended December 31, 2017, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$63,032,285
Sales	111,127,637

At December 31, 2017, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purpose for the Fund were as follows:

Cost of investments and derivatives	$1,029,488,222

Aggregate unrealized appreciation of investments and derivatives	$6,610,165
Aggregate unrealized depreciation of investments and derivatives	—

Net unrealized appreciation of investments and derivatives	$6,610,165

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

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LVIP BlackRock Global Allocation V.I. Managed Risk Fund

Notes to Financial Statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2017:

Level 1
Investments:

Assets:
Affiliated Investment Company	$1,004,795,267
Unaffiliated Investment Company	31,349,284

Total Investments	$1,036,144,551

Derivatives:

Liabilities:
Futures Contracts	$(46,164)

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2017, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2017 and 2016 was as follows:

	Year Ended
	12/31/17	12/31/16
Ordinary income	$7,490,172	$7,550,763
Long-term capital gains	—	4,850,052

Total	$7,490,172	$12,400,815

5. Components of Net Assets on a Tax Basis

As of December 31, 2017, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$1,031,408,988
Undistributed ordinary income	18,207,321
Capital loss carryforwards.	(22,022,763)
Net unrealized appreciation	6,610,165

Net assets	$1,034,203,711

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales and mark-to-market of futures contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of distributions received from Underlying Funds. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2017, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$9,918,600	$(9,918,600)

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

As of December 31, 2017, the Fund had the following capital loss carryforwards for federal income tax purposes:

Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$4,064,769	$17,957,994	$22,022,763

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LVIP BlackRock Global Allocation V.I. Managed Risk Fund

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/17	12/31/16
Shares sold:
Standard Class	125	2,625
Service Class	6,917,251	13,059,620
Shares reinvested:
Standard Class	182	219
Service Class	714,256	1,301,976

	7,631,814	14,364,440

Shares redeemed:
Standard Class	(535)	(13,151)
Service Class	(14,475,037)	(14,251,203)

	(14,475,572)	(14,264,354)

Net increase (decrease)	(6,843,758)	100,086

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts–The Fund may use futures in the normal course of pursuing its investment objectives and strategies. The Fund may invest in futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund’s investments; to facilitate investments in portfolio securities; and to reduce cost. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

During the year ended December 31, 2017, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.

Fair values of derivative instruments as of December 31, 2017 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Interest rate contracts)*	Variation margin due from broker on futures contracts*	$—	Variation margin due from broker on futures contracts	$(46,164)

*Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2017. Only current day variation margin is reported on the “Statement of Assets and Liabilities.”

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2017 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(184)	$(46,164)

LVIP BlackRock Global Allocation V.I. Managed Risk Fund–14

LVIP BlackRock Global Allocation V.I. Managed Risk Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2017.

	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$2,852,247	$—

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

9. Recent Regulatory Reporting Updates

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amended Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. As of August 1, 2017, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP BlackRock Global Allocation V.I. Managed Risk Fund–15

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of LVIP BlackRock Global Allocation V.I. Managed Risk Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of LVIP BlackRock Global Allocation V.I. Managed Risk Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the period from May 1, 2013 (commencement of operations) through December 31, 2013, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended and the period from May 1, 2013 (commencement of operations) through December 31, 2013, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.

Philadelphia, Pennsylvania

February 22, 2018

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LVIP BlackRock Global Allocation V.I. Managed Risk Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2017, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 22-23 and September 11-12, 2017, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with Milliman Financial Risk Management LLC (“Milliman”) (collectively, with the investment management agreement, the “Advisory Agreements” and each individually an “Advisory Agreement”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and Milliman, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and Milliman provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and Milliman provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding the structure of portfolio manager compensation, brokerage practices, risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement.

The Board considered that the Funds are managed with a risk management strategy using up to 20% of net assets (the “Risk-Management Sleeve”) and that at least 80% of each Fund’s net assets are invested by LIAC in underlying funds (the “Equity Sleeve”). The Board considered that the risk-management strategy was designed to stabilize overall portfolio volatility (that is, variance in the Fund’s investment returns) and reduce the downside exposure of the Fund during significant market downturns by selling (short) (i.e., hedging) positions in exchange-traded futures contracts. The Board considered that the Funds’ investments in exchange-traded futures and the resulting costs limit the upside participation of the Funds in strong, increasing markets relative to unhedged funds. The Board also considered that Milliman had been appointed sub-adviser to the Risk-Management Sleeve of the Funds effective May 1, 2016, and that in June 2016, the Risk-Management Sleeve’s strategy was changed. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information (including total return and standard deviation) provided by Morningstar for the standard class of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance

LVIP BlackRock Global Allocation V.I. Managed Risk Fund–17

LVIP BlackRock Global Allocation V.I. Managed Risk Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

products (“performance peer group”) and a benchmark index for the one, three, and five year periods, as applicable, ended March 31, 2017. The Board considered an in-person presentation related to the performance of the Risk-Management Sleeve by representatives of Oliver Wyman, an independent management consulting firm (“Oliver Wyman”), that assessed the overall LVIP Managed Risk Fund returns compared to the aggregate returns of risk control funds from 11 variable annuity sponsors.

The Board considered that LIAC had delegated day-to-day portfolio management of the Risk-Management Sleeve to Milliman and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, and monitoring the implementation of the risk management overlay model. The Board also considered an in-person presentation by representatives of Milliman regarding the performance of the Funds sub-advised by Milliman as well as presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve. The Board also considered that in June 2016, the Risk-Management Sleeve’s strategy was changed to eliminate the buying of (long) positions in exchange-traded equity futures with the intention that the revised risk management overlay would improve risk/return performance for investors. The Board noted LIAC’s view that it expects the negative impact of the risk management overlay to dampen over a full market cycle. The Board concluded that LIAC had appropriately reviewed and monitored Milliman’s performance.

The Board reviewed the Fund’s total return and standard deviation compared to the total returns and standard deviation of a performance peer group of funds included in the Morningstar Global Allocation funds category and a custom index (Global Allocation Blended Risk Control Composite). The Board noted the Fund’s total return was above the return of the performance peer group median and the return of the benchmark index for the one year period and below the return of the performance peer group median and the return of the benchmark index for the three year period. The Board concluded that the services provided by LIAC were satisfactory.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar expense peer group and category median. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2018. The Board noted that the investment management fee for the Fund was higher than the median management fee of the Morningstar expense peer group without giving effect to the advisory fee waiver and was lower than the median management fee of the Morningstar expense peer group giving effect to the advisory fee waiver. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Milliman on behalf of the each of the Funds, the Board considered the nature, extent and quality of services provided by Milliman under the subadvisory agreement. The Board reviewed the services provided by Milliman, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of Milliman. They also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.

Performance. The Board noted that in June 2016, the Risk-Management Sleeve’s strategy was changed to eliminate the buying of (long) positions in exchange-traded equity futures with the intention that the revised risk management overlay would improve risk/return performance for investors. The Board noted LIAC’s view that it expects the negative impact of the risk management overlay to dampen over a full market cycle. The Board also considered various in-person presentations related to the performance of the Risk-Management Sleeve by representatives of Milliman and Oliver Wyman. The Board concluded that the services provided by Milliman were satisfactory.

Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule, which contains breakpoints, as well as information from Milliman regarding fees charged to comparable sub-advised clients. The Board considered that LIAC compensates Milliman from its fees and that the subadvisory fee schedule was negotiated between LIAC and Milliman, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.

LVIP BlackRock Global Allocation V.I. Managed Risk Fund–18

LVIP BlackRock Global Allocation V.I. Managed Risk Fund

Other Fund Information (unaudited) (continued)

Approval of Subadvisory Agreement (continued)

Profitability and Fallout Benefits. The Board considered information regarding Milliman’s estimated profitability from providing subadvisory services to the Funds. The Board noted that the subadvisory fee schedule contains breakpoints and was negotiated between LIAC and Milliman, an unaffiliated third party, and that LIAC compensates Milliman from its fees. The Board reviewed materials provided by Milliman as to any additional benefits it receives and noted that Milliman indicated that its business in the aggregate derives non-pecuniary benefits from synergies related to conducting risk management programs for clients in large volume and that Milliman may receive intangible benefits from association with the Funds such as favorable publicity in relevant markets.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.

LVIP BlackRock Global Allocation V.I. Managed Risk Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.

The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.

The term Fund Complex includes the 92 series of Lincoln Variable Insurance Products Trust.

Interested Trustee

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	Formerly: Lincoln Advisors Trust

* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of both the Advisor and The Lincoln National Life Insurance Company, the parent company of the Trust’s Adviser.

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	92	Formerly: Lincoln Advisors Trust

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	Formerly: Lincoln Advisors Trust

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	Formerly: Lincoln Advisors Trust

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Formerly: Lincoln Advisors Trust

LVIP BlackRock Global Allocation V.I. Managed Risk Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Charles I. Plosser*** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Public Governor for the Financial Industry Regulatory Authority (FINRA); Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	92	Rochester Gas and Electric Corporation

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Associated Grocers of New England (Director Emeritus); Formerly: Lincoln Trust Advisors

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	Formerly: Lincoln Advisors Trust

Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	92	St. Vincent Health; Formerly: Lincoln Advisors Trust

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	92	Formerly: Lincoln Advisors Trust

Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012	92	Trustee of FundVantage Trust

** Steve A. Cobb, is the son-in-law of Kenneth G. Stella.

*** Charles I. Plosser was appointed Trustee effective January 1, 2018.

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.

Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.

LVIP BlackRock Global Allocation V.I. Managed Risk Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.

Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Vice President, Secretary, and Chief Legal Officer	Since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President and Chief Compliance Officer, Lincoln National Corporation; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Deputy General Counsel, Janney Montgomery Scott LLC.

Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.

Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.

John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

LVIP BlackRock Global Allocation V.I. Managed Risk Fund–22

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2017

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund

2017 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation

Subadvised by: BlackRock Investment Management LLC

                           Milliman Financial Risk Management LLC

The Fund returned 14.35% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2017, while its composite benchmark, the Blackrock Global Growth ETF Allocation Index1 , returned 15.13%; and its broad-based benchmark index, Bloomberg Barclays U.S. Aggregate Bond Index2, returned 3.54%.

Despite political uncertainties around the globe, equity markets posted spectacular returns in 2017 with the S&P 500® Index3 and the MSCI World ex USA® Index (net dividends)4 both posting over 20% returns and the MSCI Emerging Markets Index5 returning nearly 40%. Stable global growth, coupled with easy monetary policy led to many equity markets hitting all-time highs throughout the year.

In the U.S., equity markets continuously hit new highs throughout the year with the monthly volatility of the S&P 500 Index hitting its lowest level since the early 1960s. In developed international markets, Eurozone growth continues to strengthen, as the European Central Bank revised its GDP forecast for 2018 to 2.3% from 1.3%. In Japan, despite the geopolitical noise, the equity markets measured by NIKKEI Index6 hit its highest level during Q4 since 1996 due in large part to the solid victory of Prime Minister Shinzo Abe’s coalition in the parliamentary elections.

Emerging Market stocks, specifically Asian Market equities were the main winners in 2017 due to stronger earnings growth, a weaker dollar and easy global monetary policy. Emerging Market stocks posted their best returns since 2009 and outpaced both U.S. and developed international equities. The MSCI Emerging Markets Index finished the quarter up +7.4%, bringing this year’s gains to +37.3%, nearly double that of the S&P 500 Index (up 21.8% in 2017) and nearly 50% higher than MSCI World Ex USA Index (up 24.21% YTD).

Low volatility strategies employed in this allocation aim to deliver market-like exposure with lower volatility. Despite the non-existent volatility throughout the year, iShares Edge MSCI Min Vol USA ETF7 kept up with equity markets in 2017, finishing up 19.0% vs. the S&P 500 Index up 21.8%. Despite the large rally in International Markets, an environment which minimum volatility strategies are expected to underperform, iShares Edge MSCI Min Vol EAFEETF8 continued to deliver market like returns with less volatility. In 2017, iShares Edge MSCI Min Vol EAFE ETF was up 21.6% vs. the MSCI EAFE® Index9 up 25.0%, while delivering risk reduction of more than 20% over the past 3 years. And iShares Edge MSCI Min Vol Emerging Markets ETF10, delivered a 26.3% return in 2017, underperforming the MSCI Emerging Markets (up 37.3%) but with 20% less risk.

The Fund is a strategic asset allocation fund; sector and country allocation decisions are not actively managed. However, because of the strong returns across global equity markets the portfolio delivered a 15.26% return in 2017. This was, in a large part, driven by the nearly 22% return of US large cap stocks and a +50% weight toward US stocks.

The volatility management overlay component of the Fund did not have a meaningful impact on relative performance during 2017. During the past year, global equity markets experienced historically low levels of volatility which allowed for the Fund’s volatility management overlay to be less impactful to overall fund results given that volatility management strategies are designed to add value in the bear market portion of market cycles.

Portfolio Managers:
Lincoln Investment Advisors Corporation:	Maria Ma
Jay Shearon
Amritansh Tewary
Alex Zeng
BlackRock Investment Management LLC:	Alan Mason
Amy Whitelaw
Milliman Financial Risk Management LLC:	Zachary Brown
Jeff Greco
Adam Schenck

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 5/2/16 through 12/31/17

This chart illustrates, hypothetically, that $10,000 was invested in LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund shares on 5/2/16 (commencement of operations). As the chart shows, by 12/31/17, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,699 for the Standard Class shares and to $11,630 for the Service Class shares. For comparison, look at how the BlackRock Global Growth ETF Allocation Index and Bloomberg Barclays U.S. Aggregate Bond Index did over the same period. The same $10,000 investment would have increased to $11,949 and $10,276, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–1

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund

2017 Annual Report Commentary (unaudited) (continued)

Average annual total returns on investment	Ended 12/31/17

Standard Class Shares
One Year	+ 14.35%
Inception (5/2/16)	+ 9.88%

Service Class Shares
One Year	+ 13.95%
Inception (5/2/16)	+ 9.49%

1.

The BlackRock Global Growth ETF Allocation Index is constructed as follows: 30% Bloomberg Barclays U.S. Aggregate Bond Index, 6% MSCI Emerging Markets Min Vol Index, 13% MSCI EAFE Minimum Volatility Index, 22% S&P 500 Index, 19% MSCI USA Minimum Volatility Index, 5% S&P 400 Index and 5% Russell 2000 Index.

2.

The Bloomberg Barclays U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million per amount outstanding.

3.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.

4.

The MSCI World ex USA® Index (net dividends) captures large and mid cap representation across 22 of 23 Developed Markets (DM) countries* — excluding the United States. With 1,022 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

5.

The MSCI Emerging Markets Index captures large and mid cap representation across 23 Emerging Markets (EM) countries. With 832 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

6.

The NIKKEI Index is short for Japan’s Nikkei 225 Stock Average, the leading and most-respected index of Japanese stocks. It is a price-weighted index comprised of Japan’s top 225 blue-chip companies traded on the Tokyo Stock Exchange. The Nikkei is equivalent to the Dow Jones Industrial Average Index in the United States.

7.	The iShares Edge MSCI Min Vol USA ETF aims to reflect the performance characteristics of a minimum variance strategy applied to the large and mid cap USA equity universe.

8.

The Shares Edge MSCI Min Vol EAFE ETF aims to reflect the performance characteristics of a minimum variance strategy applied to the large and mid cap equity universe across Developed Markets countries around the world excluding the US and Canada.

9.	The MSCI EAFE Index measures equity market performance across developed market countries in Europe, Australia/Asia, and the Far East.

10.

The iShares Edge MSCI Min Vol Emerging Markets ETF aims to reflect the performance characteristics of a minimum variance strategy applied to large and mid cap equities across 24 Emerging Markets countries

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–2

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2017 to December 31, 2017

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Annualized Expense Ratio	Expenses Paid During Period 7/1/17 to 12/31/17*
Actual
Standard Class Shares	$1,000.00	$1,065.40	0.33%	$1.72
Service Class Shares	1,000.00	1,063.40	0.68%	3.54
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.54	0.33%	$1.68
Service Class Shares	1,000.00	1,021.78	0.68%	3.47

* “Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in iShares Exchange-Traded Funds (“Underlying ETFs”) or financial instruments that provide exposure to such Underlying ETFs (collectively, the “Underlying Funds”). In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in the table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–3

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund

Security Type/Sector Allocation (unaudited)

As of December 31, 2017

Security Type/Sector	Percentage of Net Assets
Investment Companies	100.12%
Equity Funds	49.47%
Fixed Income Funds	28.88%
International Equity Funds	18.18%
Money Market Fund	3.59%
Total Value of Securities	100.12%
Liabilities Net of Receivables and Other Assets	(0.12%)
Total Net Assets	100.00%

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–4

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund

Statement of Net Assets

December 31, 2017

	Number of Shares	Value (U.S. $)

INVESTMENT COMPANIES–100.12%
Equity Funds–49.47%
iShares Core S&P 500 ETF	178,854	$48,084,898
iShares Core S&P Mid-Cap ETF	58,820	11,162,860
iShares Edge MSCI Min Vol USA ETF	776,794	40,999,187
iShares Russell 2000 ETF	72,100	10,992,366

		111,239,311

Fixed Income Funds–28.88%
iShares Core U.S. Aggregate Bond ETF	298,161	32,597,942
iShares Core U.S. Credit Bond ETF	91,759	10,279,761
iShares Core U.S. Treasury Bond ETF	445,061	11,162,130
iShares MBS ETF	102,308	10,905,010

		64,944,843

	Number of Shares	Value (U.S. $)

INVESTMENT COMPANIES (continued)
International Equity Funds–18.18%
iShares Edge MSCI Min Vol EAFE ETF	381,534	$27,844,351
iShares Edge MSCI Min Vol Emerging Markets ETF	214,566	13,037,030

		40,881,381

Money Market Fund–3.59%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 1.15%)	8,080,356	8,080,356

		8,080,356

Total Investment Companies (Cost $205,883,138)		225,145,891

TOTAL VALUE OF SECURITIES–100.12% (Cost $205,883,138)	225,145,891
« LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.12%)	(277,091)

NET ASSETS APPLICABLE TO 19,745,215 SHARES OUTSTANDING–100.00%	$224,868,800

NET ASSET VALUE PER SHARE–LVIP BLACKROCK GLOBAL GROWTH ETF ALLOCATION MANAGED RISK FUND STANDARD CLASS ($11,131,330 /977,303 Shares)	$11.390
NET ASSET VALUE PER SHARE–LVIP BLACKROCK GLOBAL GROWTH ETF ALLOCATION MANAGED RISK FUND SERVICE CLASS ($213,737,470 /18,767,912 Shares)	$11.388

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2017:
Shares of beneficial interest (unlimited authorization–no par)	$205,723,242
Undistributed net investment income	69,097
Accumulated net realized loss on investments	(176,958)
Net unrealized appreciation of investments and derivatives	19,253,419

TOTAL NET ASSETS	$224,868,800

«

Includes $41,250 cash collateral held at broker for futures contracts, $6,182 variation margin due from broker on futures contracts, $26,710 other accrued expenses payable, $117,789 due to manager and affiliates, $1,238,641 payable for investments purchased, and $119,563 payable for fund shares redeemed as of December 31, 2017.

The following futures contracts were outstanding at December 31, 2017:1

Futures Contracts

Contracts to Buy (Sell)	Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Depreciation
Interest Rate Contracts:
66 U.S. Treasury 5 yr Notes	$7,666,828	$7,676,162	3/30/18	$(9,334)

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amounts presented above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1 See Note 7 in “Notes to Financial Statements.”

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–5

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund

Statement of Net Assets (continued)

Summary of Abbreviations:

EAFE–Europe Australasia Far East

ETF–Exchange-Traded Fund

MBS–Mortgage-Backed Security

MSCI–Morgan Stanley Capital International

S&P–Standard & Poor’s

yr–Year

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–6

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund

Statement of Operations

Year Ended to December 31, 2017

INVESTMENT INCOME:
Dividends	$3,676,215

EXPENSES:
Distribution fees-Service Class	586,250
Management fees	432,634
Accounting and administration expenses	40,781
Shareholder servicing fees	38,283
Professional fees.	30,993
Reports and statements to shareholders	8,243
Custodian fees	4,525
Consulting fees	4,403
Trustees’ fees and expenses	4,389
Pricing fees	47
Other	2,986

1,153,534
Less:
Expenses paid indirectly	(15)

Total operating expenses	1,153,519

NET INVESTMENT INCOME	2,522,696

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	241,245
Futures contracts	(44)

Net realized gain	241,201

Net change in unrealized appreciation (depreciation) of:
Investments	19,231,644
Futures contracts	(9,334)

Net change in unrealized appreciation (depreciation)	19,222,310

NET REALIZED AND UNREALIZED GAIN	19,463,511

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$21,986,207

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund

Statements of Changes in Net Assets

	Year ended 12/31/17	5/2/16* to 12/31/16
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$2,522,696	$910,487
Net realized gain (loss)	241,201	(232,809)
Net change in unrealized appreciation (depreciation) of investments	19,222,310	31,109

Net increase in net assets resulting from operations	21,986,207	708,787

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(156,519)	(25,117)
Service Class	(2,297,080)	(896,172)
Net realized gain:
Standard Class	(9,648)	—
Service Class	(184,962)	—
Return of capital:
Standard Class	—	(88)
Service Class	—	(3,959)

	(2,648,209)	(925,336)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	8,586,202	2,984,848
Service Class	135,247,888	103,006,267
Reinvestment of dividends and distributions:
Standard Class	166,167	25,205
Service Class	2,482,042	900,131

	146,482,299	106,916,451

Cost of shares redeemed:
Standard Class	(377,656)	(799,584)
Service Class	(41,325,397)	(5,148,762)

	(41,703,053)	(5,948,346)

Increase in net assets derived from capital share transactions	104,779,246	100,968,105

NET INCREASE IN NET ASSETS	124,117,244	100,751,556
NET ASSETS:
Beginning of period	100,751,556	—

End of period	$224,868,800	$100,751,556

Undistributed net investment income	$69,097	$—

*Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–7

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund Standard Class
	Year Ended 12/31/17	5/2/16[1] to 12/31/16

Net asset value, beginning of period	$10.112	$10.000

Income from investment operations:
Net investment income[2]	0.197	0.213
Net realized and unrealized gain	1.255	0.018

Total from investment operations	1.452	0.231

Less dividends and distributions from:
Net investment income	(0.164)	(0.119)
Net realized gain	(0.010)	—
Return of capital	—	— [3]

Total dividends and distributions	(0.174)	(0.119)

Net asset value, end of period	$11.390	$10.112

Total return[4]	14.35%	2.31%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$11,131	$2,185
Ratio of expenses to average net assets[5]	0.33%	0.35%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.33%	0.40%
Ratio of net investment income to average net assets	1.79%	3.14%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.79%	3.09%
Portfolio turnover	15%	3%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Return of capital distributions of $88 were made by the Fund’s Standard Class, which calculated to de minimis amounts of $0.000 per share.

[4]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–8

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund Service Class
	Year Ended 12/31/17	5/2/16[1] to 12/31/16

Net asset value, beginning of period	$10.113	$10.000

Income from investment operations:
Net investment income[2]	0.158	0.189
Net realized and unrealized gain	1.252	0.018

Total from investment operations	1.410	0.207

Less dividends and distributions from:
Net investment income	(0.125)	(0.094)
Net realized gain	(0.010)	—
Return of capital	—	— [3]

Total dividends and distributions	(0.135)	(0.094)

Net asset value, end of period	$11.388	$10.113

Total return[4]	13.95%	2.07%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$213,738	$98,567
Ratio of expenses to average net assets[5]	0.68%	0.70%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.68%	0.75%
Ratio of net investment income to average net assets	1.44%	2.79%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.44%	2.74%
Portfolio turnover	15%	3%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Return of capital distributions of $3,959 were made by the Fund’s Service Class, which calculated to de minimis amounts of $0.000 per share.

[4]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–9

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund

Notes to Financial Statements

December 31, 2017

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 92 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund operates under a fund of funds structure and invests substantially all of its assets in iShares Exchange-Traded Funds (“Underlying ETFs”) or financial instruments that provide exposure to such Underlying ETFs (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. A significant portion of the Underlying Funds employ a passive investment style (i.e. index funds). In addition to company investments, the Fund may invest in individual securities, such as money market instruments, and employs an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Financial statements for the Underlying Funds can be found at http://www.sec.gov.

The Fund’s investment objective is to seek a balance between current income and growth of capital, with a greater emphasis on growth of capital.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–ETFs, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (“NYSE”) on the valuation date. ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value. The Fund values Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the NYSE on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information. Investments in government money market fund have a stable NAV. Futures contracts are valued at the daily quoted settlement prices.

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended December 31, 2017 and for the open tax year ended December 31, 2016, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2017, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–10

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this arrangement is included in “Custodian fees” on the Statement of Operations with the corresponding expense offset shown as “Expenses paid indirectly”.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisers, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.25% of the average daily net assets of the Fund. The fee is calculated daily and paid monthly. The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds.

LIAC has contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.37% of the average daily net assets for the Standard Class and 0.72% for the Service Class. This agreement will continue through at least April 30, 2018, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees and LIAC.

BlackRock Investment Management LLC (“BlackRock”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays BlackRock a fee based on the Fund’s average daily net assets.

Milliman Financial Risk Management LLC (“Milliman”) is responsible for managing the Fund’s managed risk strategy. For these services, LIAC, not the Fund, pays Milliman a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2017, costs for these administrative and legal services were as follows:

Administrative	$9,195
Legal.	1,517

Lincoln Life also provides certain contract holder and additional corporate services to the Fund. Effective May 1, 2017, the Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund’s average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $2,131 for the year ended December 31, 2017.

The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.

In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–11

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

At December 31, 2017, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$48,022
Distribution fees payable to LFD	64,196
Shareholder servicing fees payable to Lincoln Life	5,571

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

3. Investments

For the year ended December 31, 2017, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$126,615,037
Sales	25,013,912

At December 31, 2017, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:

Cost of investments and derivatives	$206,304,548

Aggregate unrealized appreciation of investments and derivatives	$ 19,298,764
Aggregate unrealized depreciation of investments and derivatives	(466,755)

Net unrealized appreciation of investments and derivatives	$ 18,832,009

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–12

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund

Notes to Financial Statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2017:

Level 1
Investments:

Assets:
Investment Companies	$225,145,891

Liabilities:
Futures Contracts	$(9,334)

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2017, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the year December 31, 2017 and the period May 2, 2016* through December 31, 2016 was as follows:

	Year Ended 12/31/17	5/2/16* to 12/31/16
Ordinary income	$2,648,209	$921,289
Return of capital	—	4,047

Total	$2,648,209	$925,336

* Date of commencement of operations.

5. Components of Net Assets on a Tax Basis

As of December 31, 2017, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$205,723,242
Undistributed ordinary income	313,549
Net unrealized appreciation	18,832,009

Net assets	$224,868,800

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales, straddle losses and mark-to-market of futures contracts.

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss. As of December 31, 2017, the Fund had no capital loss carryforwards.

In 2017, the Fund utilized $36,742 of capital loss carryforwards.

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–13

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended 2017	5/2/16* to 12/31/16
Shares sold:
Standard Class	781,003	291,876
Service Class	12,493,704	10,164,196
Shares reinvested:
Standard Class	14,572	2,490
Service Class	217,685	88,911

	13,506,964	10,547,473

Shares redeemed:
Standard Class	(34,319)	(78,319)
Service Class	(3,690,259)	(506,325)

	(3,724,578)	(584,644)

Net increase	9,782,386	9,962,829

* Date of commencement of operations.

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund’s investments; to facilitate investments in portfolio securities; and to reduce cost. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

During the year ended December 31, 2017, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.

Fair values of derivative instruments as of December 31, 2017 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures Contracts (Interest Rate Contracts)	Liabilities net of receivables and other assets	$—	Liabilities net of receivables and other assets	$(9,334)

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–14

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2017 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Interest Rate Contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(44)	$(9,334)

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended through December 31, 2017.

		Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)		$672,315	$—

8. Market Risk

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Recent Regulatory Reporting Updates

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amended Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. As of August 1, 2017, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.

11. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–15

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”) as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and the period from May 2, 2016 (commencement of operations) to December 31, 2016, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2017, the results of its operations for the year then ended and the changes in its net assets and its financial highlights for the year then ended and the period from May 2, 2016 (commencement of operations) to December 31, 2016, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.

Philadelphia, Pennsylvania

February 22, 2018

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–16

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2017, the Fund reports distributions paid during the period as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 22-23 and September 11-12, 2017, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with the subadvisers (collectively, with the investment management agreement, the “Advisory Agreements” and each individually an “Advisory Agreement”) for various series of the Trust (each a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement.

The Board considered that the Funds are managed with a risk management strategy using up to 20% of net assets (the “Risk-Management Sleeve”) and that at least 80% of each Fund’s net assets are invested by the sub-adviser in underlying funds (the “Equity Sleeve”). The Board considered that the risk-management strategy was designed to stabilize overall portfolio volatility (that is, variance in the Fund’s investment returns) and reduce the downside exposure of the Fund during significant market downturns by selling (short) (i.e., hedging) positions in exchange-traded equity futures contracts. The Board considered that the Funds’ investments in exchange-traded equity futures and the resulting costs limit the upside participation of the Funds in strong, increasing markets relative to unhedged funds. The Board also considered that Milliman Financial Risk Management LLC (“Milliman”) had been appointed sub-adviser to the Risk-Management Sleeve of the Funds effective May 1, 2016 and that in June 2016, the Risk-Management Sleeve’s strategy was changed. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information (including total return and standard deviation) provided by Morningstar for the standard class of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“performance peer group”) and a benchmark index for the one, three, and five year periods, as applicable, ended March 31, 2017. The

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–17

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

Board considered an in-person presentation related to the performance of the Risk-Management Sleeve by representatives of Oliver Wyman, an independent management consulting firm (“Oliver Wyman”), that assessed the overall LVIP Managed Risk Fund returns compared to the aggregate returns of risk control funds from 11 variable annuity sponsors.

The Board considered that LIAC had delegated day-to-day portfolio management of the Risk-Management Sleeve to Milliman and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, and monitoring the implementation of the risk management overlay model. The Board also considered an in-person presentation by representatives of Milliman regarding the performance of the Funds sub-advised by Milliman as well as presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve. The Board also considered that in June 2016, the Risk-Management Sleeve’s strategy was changed to eliminate the buying of (long) positions in exchange-traded equity futures with the intention that the revised risk management overlay would improve risk/return performance for investors. The Board noted LIAC’s view that it expects the negative impact of the risk management overlay to dampen over a full market cycle. The Board concluded that LIAC had appropriately reviewed and monitored Milliman’s performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the investment management fee was the same as the median of the Morningstar expense peer group. The Board also considered that the Fund’s net expense ratio (plus acquired fund fees and expenses (“AFFE”)) was lower than the net expense ratio (including AFFE) of the Morningstar expense peer group median. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an expense limitation for the Fund through April 30, 2018 and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares.

Approval of Subadvisory Agreements

Risk-Management Sleeve

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and BlackRock Investment Management, LLC. (“BlackRock”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by BlackRock under the subadvisory agreement. The Board reviewed the services provided by BlackRock, the background of the investment professionals servicing the Fund and the reputation, resources and investment approach of BlackRock. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.

Performance. With respect to performance, the Board considered that the Funds commenced operations in May 2016, which provided a limited period of time to evaluate investment performance, and that in June 2016, the Risk-Management Sleeve’s strategy was changed to eliminate the buying of (long) positions in exchange-traded equity futures with the intention that the revised risk management overlay would improve risk/return performance for investors. The Board noted LIAC’s view that it expects the negative impact of the risk management overlay to dampen over a full market cycle. The Board also considered various in-person presentations related to the performance of the Risk-Management Sleeve by representatives of Milliman and Oliver Wyman. The Board concluded that the services provided by Milliman were satisfactory.

Sub-Advisory Fee and Economies of Scale. The Board considered the LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund’s subadvisory fee schedule, which contains breakpoints, as well as information from Milliman regarding fees charged to comparable sub-advised clients. The Board considered that LIAC compensates Milliman from its fees and that the subadvisory fee schedules were negotiated between LIAC and Milliman, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.

Profitability and Fallout Benefits. The Board considered information regarding Milliman’s estimated profitability from providing subadvisory services to the Funds. The Board noted that the subadvisory fee schedule contains breakpoints and was negotiated between LIAC and Milliman, an unaffiliated third party, and that LIAC compensates Milliman from its fees. The Board reviewed materials provided by Milliman as to any additional benefits it receives and noted that Milliman indicated that its business in the aggregate derives non-pecuniary benefits from synergies

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–18

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund

Other Fund Information (unaudited) (continued)

Approval of Subadvisory Agreements (continued)

related to conducting risk management programs for clients in large volume and that Milliman may receive intangible benefits from association with the Funds such as favorable publicity in relevant markets.

Equity Sleeve

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and BlackRock Investment Management, LLC. (“BlackRock”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by BlackRock under the subadvisory agreement. The Board reviewed the services provided by BlackRock, the background of the investment professionals servicing the Fund and the reputation, resources and investment approach of BlackRock. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.

Performance. The Board considered that the sub-adviser manages the Equity Sleeve. The Board reviewed the LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund’s total return compared to the total returns of funds included in the Morningstar Moderate Allocation funds category. The Board noted that the Fund’s total return was below and above the return of the Morningstar category average over recent quarters. The Board considered that the Fund commenced operations in May 2016, which provided a limited period of time to evaluate investment performance. The Board concluded that the services provided by BlackRock were satisfactory.

Subadvisory Fee and Economies of Scale. The Board considered the LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund’s subadvisory fee schedule, which contains a breakpoint, and noted that BlackRock stated that there were no comparable funds managed using the same benchmark and the same strategy by the same portfolio management team. The Board considered that LIAC compensates BlackRock from its fees and that the subadvisory fee schedule was negotiated between LIAC and BlackRock, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.

Profitability and Fallout Benefits. The Board considered information regarding BlackRock’s estimated profitability from providing subadvisory services to the Funds. The Board noted that the subadvisory fee schedule was negotiated between LIAC and BlackRock, an unaffiliated third party, and that LIAC compensates BlackRock from its fees. The Board reviewed materials provided by BlackRock as to any additional benefits it receives and noted that BlackRock stated that the engagement may raise its profile in the broker-dealer community, may increase analyst coverage and sales of BlackRock proprietary products and that BlackRock receives a management fee from the underlying funds owned by the Funds.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements are in the best interests of each Fund.

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.

The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.

The term Fund Complex includes the 92 series of Lincoln Variable Insurance Products Trust.

Interested Trustee

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	Formerly: Lincoln Advisors Trust

* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of both the Advisor and The Lincoln National Life Insurance Company, the parent company of the Trust’s Adviser.

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	92	Formerly: Lincoln Advisors Trust

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	Formerly: Lincoln Advisors Trust

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	Formerly: Lincoln Advisors Trust

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Formerly: Lincoln Advisors Trust

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Charles I. Plosser*** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Public Governor for the Financial Industry Regulatory Authority (FINRA); Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	92	Rochester Gas and Electric Corporation

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Associated Grocers of New England (Director Emeritus); Formerly: Lincoln Trust Advisors

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	Formerly: Lincoln Advisors Trust

Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	92	St. Vincent Health; Formerly: Lincoln Advisors Trust

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	92	Formerly: Lincoln Advisors Trust

Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012	92	Trustee of FundVantage Trust

** Steve A. Cobb, is the son-in-law of Kenneth G. Stella.

*** Charles I. Plosser was appointed Trustee effective January 1, 2018.

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.

Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.

Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Vice President, Secretary, and Chief Legal Officer	Since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President and Chief Compliance Officer, Lincoln National Corporation; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Deputy General Counsel, Janney Montgomery Scott LLC.

Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.

Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.

John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–22

LVIP BlackRock Inflation Protected Bond Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2017

LVIP BlackRock Inflation Protected Bond Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP BlackRock Inflation Protected Bond Fund

2017 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation

Subadvised by: BlackRock Financial Management, Inc.

The Fund returned 2.18% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2017, while its benchmark, the Bloomberg Barclays World Government 1-10 year Inflation-Linked Bond Index USD hedged1, returned 2.37%.

US inflation breakevens ended the year moving wider by 13bps in the fourth quarter with 10-year breakevens closing the year at 1.98 on optimism surrounding the Trump Administration’s tax plan that was passed in December. Breakevens fell ~25bps in the second quarter as inflation data was weaker than expected, giving back most of the gains seen since the US Presidential election in November. The US 5s30s nominal yield curve flattened, closing the year ~60 bps flatter. At the end of the year, US core Consumer Price index hovered around 1.7%, with headline Consumer Price Index2 coming at 2.2% for November, with some signs of modest cooling in the shelter component. As expected, the Federal Open Market Committee raised fed funds rates, for the third time this year, 25 bps to 1.25-1.50% in December. During the final Federal Open Market Committee press conference of Janet Yellen’s tenure, she addressed concerns of a flat yield curve and recognized the prolonged miss in inflation as being largely driven by transitory factors. Jerome Powell was nominated as next Fed chair. Globally, UK Consumer Price Index reached levels not seen since 2012, reaching 3% for September and October, and 3.1% for November. In November, the Bank of England raised rates for the first time in a decade. Global central bankers introduced a more hawkish tone in 2017.

Long US inflation benefited performance in the first quarter of 2017 and US inflation relative to the UK contributed in second half of 2017. The portfolio’s long inflation positioning detracted in the second quarter as 10-year breakevens moved ~25bps lower. French duration exposure benefited performance given rate moves surrounding the first leg of the French Election in April. Long New Zealand real rates were additive as rates rallied strongly over the year. The portfolio’s underweight bias to UK inflation and real rates contributed in the beginning of the year. Active FX slightly detracted, short GBP versus USD detracted as the sterling rallied in spring on the announcement of a snap election in June. Long Swedish Krone vs. the EUR detracted over the fourth quarter as the Krone continued to weaken.

The Fund uses futures and FX forwards. Futures can be used as a rates hedge, to adjust nominal duration and curve positioning or implement breakeven inflation views. FX Forwards are used to hedge currency exposure or to express currency views. All derivatives are modeled by our proprietary risk systems and monitored for their contribution to overall portfolio risk. BlackRock only uses derivatives within the overall portfolio risk parameters, which will limit both downside risk and upside potential. Derivative values will primarily vary depending on one or more of the following: the level of rates, volatility, spreads, market environment, and, in the case of FX forwards, currency movements. Derivatives are used in conjunction with other existing portfolio positions to create the Team’s desired positioning so performance attribution cannot be isolated.

Portfolio Managers:
BlackRock Financial Management, Inc.:	Martin Hegarty
Chris Allen

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 5/3/10 through 12/31/17

This chart illustrates, hypothetically, that $10,000 was invested in LVIP BlackRock Inflation Protected Bond Fund shares on 5/3/10 (commencement of operations). As the chart shows, by 12/31/17, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,873 for the Standard Class shares and to $11,648 for the Service Class shares. For comparison, look at how the Bloomberg Barclays World Government 1-10 year Inflation-Linked Bond Index USD hedged did over the same period. The same $10,000 investment would have increased to $11,966. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/17

Standard Class Shares
One Year	+ 2.18%
Five Year	– 0.58%
Inception (5/3/10)	+ 2.26%

Service Class Shares
One Year	+ 1.94%
Five Year	– 0.83%
Inception (5/3/10)	+ 2.01%

1.

The Bloomberg Barclays World Government 1-10 year Inflation-Linked Bond Index USD hedged measures the performance investment grade, government inflation-linked debt from 12 different developed market countries.

2.	The Consumer Price Index measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

LVIP BlackRock Inflation Protected Bond Fund–1

LVIP BlackRock Inflation Protected Bond Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2017 to December 31, 2017

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Annualized Expense Ratio	Expenses Paid During Period 7/1/17 to 12/31/17*
Actual
Standard Class Shares	$1,000.00	$1,017.10	0.50%	$2.54
Service Class Shares	1,000.00	1,015.90	0.75%	3.81
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.68	0.50%	$2.55
Service Class Shares	1,000.00	1,021.42	0.75%	3.82

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP BlackRock Inflation Protected Bond Fund–2

LVIP BlackRock Inflation Protected Bond Fund

Security Type/Sector Allocation and Credit Quality Breakdown (unaudited)

As of December 31, 2016

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Non-Agency Collateralized Mortgage Obligations	0.03%
Non-Agency Commercial Mortgage-Backed Securities	0.33%
Sovereign Bonds	42.64%
Australia	1.74%
Canada	1.23%
Denmark	0.47%
France	8.99%
Germany	2.09%
Italy	11.54%
Japan	6.91%
New Zealand	1.64%
Spain	2.18%
Sweden	1.09%
United Kingdom	4.76%
U.S. Treasury Obligations	54.60%
Money Market Fund	2.30%
Total Value of Securities	99.90%
Receivables and Other Assets Net of Liabilities	0.10%
Total Net Assets	100.00%

Credit Quality Breakdown (as a % of fixed income investments)*
U.S. Government	55.94%
AAA	7.36%
AA	14.10%
A	7.08%
BBB	14.06%
BB	0.01%
Not Rated	1.45%
Total	100.00%

*For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s Rating Services (“S&P”) or Moody’s Investor Service, Inc. (“Moody”) or Fitch Inc. (“Fitch”). U.S. Treasury Obligations appear under “U.S. Government”. “Not Rated” is used to classify securities for which a rating is not available and does not necessarily indicate low credit quality. Credit quality ratings are subject to change.

LVIP BlackRock Inflation Protected Bond Fund–3

LVIP BlackRock Inflation Protected Bond Fund

Statement of Net Assets

December 31, 2017

		Principal Amount°	Value (U.S. $)
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–0.03%
ABN Amro Mortgage Series 2003-4 A4 5.50% 3/25/33		61,958	$62,408
◆CHL Mortgage Pass Through Trust Series 2004-5 2A4 5.50% 5/25/34		95,745	96,890
•PHHMC Trust Series 2007-6 A1 5.897% 12/18/37		20,445	21,015
◆WaMu Mortgage Pass Through Certificates Trust Series 2003-S11 3A5 5.95% 11/25/33		213,799	223,625
Wells Fargo Mortgage Backed Securities Trust Series 2007-3 3A1 5.50% 4/25/22		23,138	23,568

Total Non-Agency Collateralized Mortgage Obligations (Cost $429,753)			427,506

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–0.33%
BAMLL Commercial Mortgage Securities Trust Series 2012-PARK A 2.959% 12/10/30		1,014,000	1,025,351
BB-UBS Trust Series 2012-SHOW A 3.43% 11/5/36		930,000	942,607
Goldman Sachs Mortgage Securities Trust Series 2012-ALOH A 3.551% 4/10/34		883,000	910,454
• Irvine Core Office Trust Series 2013-IRV A2 3.173% 5/15/48		798,000	810,530
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C7 A4 2.918% 2/15/46		357,000	360,013

Total Non-Agency Commercial Mortgage-Backed Securities (Cost $4,058,750)			4,048,955

ΔSOVEREIGN BONDS–42.64%
Australia–1.74%
Australia Government Bonds
0.75% 11/21/27	AUD	1,677,155	1,316,098
1.00% 11/21/18	AUD	4,875,000	4,109,785
1.25% 2/21/22	AUD	4,450,000	3,981,471
3.00% 9/20/25	AUD	4,615,000	5,068,994
4.00% 8/20/20	AUD	4,780,000	6,853,485

			21,329,833

Canada–1.23%
Canadian Government Real Return Bonds
4.00% 12/1/31	CAD	3,273,125	3,842,915
4.25% 12/1/21	CAD	7,830,931	7,205,951
4.25% 12/1/26	CAD	3,800,648	4,058,076

			15,106,942

		Principal Amount°	Value (U.S. $)
ΔSOVEREIGN BONDS (continued)
Denmark–0.47%
Denmark Inflation Linked Government Bond 0.10% 11/15/23	DKK	32,956,006	$5,715,544

			5,715,544

France–8.99%
French Republic Government Bond O.A.T.
0.10% 3/1/21	EUR	8,158,160	10,324,355
0.10% 7/25/21	EUR	4,459,651	5,664,320
0.10% 3/1/25	EUR	10,674,759	13,844,170
0.25% 7/25/18	EUR	29,536,615	35,933,392
0.25% 7/25/24	EUR	5,256,604	6,948,030
1.30% 7/25/19	EUR	1,989,574	2,505,950
1.85% 7/25/27	EUR	13,082,689	19,937,095
2.25% 7/25/20	EUR	11,189,420	14,846,138

			110,003,450

Germany–2.09%
Deutsche Bundesrepublik Inflation Linked Bonds
0.10% 4/15/26	EUR	12,544,188	16,620,346
1.75% 4/15/20	EUR	6,974,478	8,988,137

			25,608,483

Italy–11.54%
Italy Buoni Poliennali Del Tesoro Inflation Linked Bonds
0.10% 5/15/22	EUR	8,632,428	10,603,011
1.25% 10/27/20	EUR	17,180,804	21,834,862
1.30% 5/15/28	EUR	9,539,316	11,946,156
2.10% 9/15/21	EUR	12,585,436	16,745,925
2.35% 9/15/19	EUR	13,434,793	17,152,688
2.60% 9/15/23	EUR	17,935,237	24,883,408
2.70% 3/1/47	EUR	3,520,000	3,850,649
3.10% 9/15/26	EUR	23,449,276	34,187,134

			141,203,833

Japan–6.91%
Japanese Government CPI Linked Bonds
0.10% 9/10/23	JPY	1,006,097,400	9,348,870
0.10% 3/10/24	JPY	813,355,900	7,575,922
0.10% 9/10/24	JPY	3,053,633,500	28,537,618
0.10% 3/10/25	JPY	2,203,261,500	20,639,383
0.10% 3/10/26	JPY	1,442,461,608	13,563,684
0.10% 3/10/27	JPY	516,893,100	4,874,186

			84,539,663

New Zealand–1.64%
New Zealand Government Bonds
2.50% 9/20/35	NZD	5,694,000	4,622,298
2.50% 9/20/40	NZD	2,807,000	2,202,029
3.00% 9/20/30	NZD	15,235,000	13,210,940

			20,035,267

LVIP BlackRock Inflation Protected Bond Fund–4

LVIP BlackRock Inflation Protected Bond Fund

Statement of Net Assets (continued)

		Principal Amount°	Value (U.S. $)
ΔSOVEREIGN BONDS (continued)
Spain–2.18%
Spain Government Inflation Linked Bonds
0.30% 11/30/21	EUR	4,313,204	$5,475,064
0.55% 11/30/19	EUR	2,557,129	3,190,956
0.65% 11/30/27	EUR	3,759,385	4,714,234
1.80% 11/30/24	EUR	9,549,678	13,242,987

			26,623,241

Sweden–1.09%
Sweden Inflation Linked Bonds
0.25% 6/1/22	SEK	20,575,000	2,881,290
1.00% 6/1/25	SEK	31,395,000	4,746,692
4.00% 12/1/20	SEK	30,130,000	5,774,308

			13,402,290

United Kingdom–4.76%
United Kingdom Gilt Inflation Linked Bonds
0.125% 11/22/19	GBP	8,761,298	12,448,625
0.125% 3/22/26	GBP	1,540,442	2,449,728
1.25% 11/22/27	GBP	14,327,658	25,900,412
2.50% 4/16/20	GBP	3,540,000	17,440,174

			58,238,939

Total Sovereign Bonds (Cost $484,706,714)			521,807,485

U.S. TREASURY OBLIGATIONS–54.60%
U.S. Treasury Inflation Index Bonds
0.75% 2/15/42		4,448,352	4,497,098
0.75% 2/15/45		2,540,139	2,555,518
1.375% 2/15/44		1,270,044	1,467,838
1.75% 1/15/28		282,578	317,799
¥2.50% 1/15/29		7,821,622	9,493,647
U.S. Treasury Inflation Index Notes
0.125% 4/15/20		80,856,575	80,708,600
0.125% 4/15/21		39,293,139	39,143,872
0.125% 1/15/22		28,074,744	27,967,136

	Principal Amount°	Value (U.S. $)
U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Inflation Index Notes (continued)
0.125% 4/15/22	4,133,110	$4,104,912
0.125% 7/15/22	23,334,848	23,309,614
0.125% 1/15/23	45,692,482	45,350,414
0.125% 7/15/24	29,850,493	29,509,078
0.125% 7/15/26	57,538,772	56,243,090
0.25% 1/15/25	57,933,638	57,439,296
0.375% 7/15/23	24,335,763	24,525,609
0.375% 7/15/25	34,423,433	34,490,160
0.375% 1/15/27	12,728,385	12,641,704
0.375% 7/15/27	30,250,800	30,099,779
¥0.625% 7/15/21	24,867,403	25,350,432
0.625% 1/15/24	29,732,063	30,261,555
0.625% 1/15/26	27,758,527	28,213,947
1.125% 1/15/21	36,810,739	37,915,783
1.25% 7/15/20	30,608,204	31,610,060
2.00% 1/15/26	3,305,795	3,719,587
2.375% 1/15/25	23,637,142	26,943,882
2.375% 1/15/27	250,744	293,461

Total U.S. Treasury Obligations (Cost $663,183,158)		668,173,871

	Number of Shares

MONEY MARKET FUND–2.30%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 1.15%)	28,208,480	28,208,480

Total Money Market Fund (Cost $28,208,480)		28,208,480

TOTAL VALUE OF SECURITIES–99.90% (Cost $1,180,586,855)	1,222,666,297
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.10%	1,190,339

NET ASSETS APPLICABLE TO 120,082,029 SHARES OUTSTANDING–100.00%	$1,223,856,636

NET ASSET VALUE PER SHARE–LVIP BLACKROCK INFLATION PROTECTED BOND FUND STANDARD CLASS ($373,352,589 / 36,569,391 Shares)]	$10.209

NET ASSET VALUE PER SHARE–LVIP BLACKROCK INFLATION PROTECTED BOND FUND SERVICE CLASS ($850,504,047 / 83,512,638 Shares)	$10.184

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2017:
Shares of beneficial interest (unlimited authorization–no par)	$1,327,385,344
Distributions in excess of net investment income	(25,319,566)
Accumulated net realized loss on investments	(119,414,715)
Net unrealized appreciation of investments, foreign currencies and derivatives	41,205,573

TOTAL NET ASSETS	$1,223,856,636

LVIP BlackRock Inflation Protected Bond Fund–5

LVIP BlackRock Inflation Protected Bond Fund

Statement of Net Assets (continued)

Δ	Securities have been classified by country of origin.

•

Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

«

Includes $103,648 variation margin due from broker on futures contracts, $645,849 due to manager and affiliates, $80,033 other accrued expenses payable, $2,891,931 payable for securities purchased and $923,741 payable for fund shares redeemed as of December 31, 2017.

◆

Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

¥	Fully or partially pledged as collateral for derivatives.

The following foreign currency exchange contracts and futures contracts were outstanding at December 31, 2017:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
ANZB	NZD	(27,143,000)	USD	18,727,149	1/4/18	$—	$(507,698)
ANZB	SEK	1,591,297	USD	(189,031)	1/4/18	5,024	—
BAML	EUR	(430,000)	USD	513,856	1/4/18	—	(2,264)
BAML	GBP	(730,000)	USD	987,518	1/4/18	1,728	—
BCLY	MXN	112,908,832	USD	(5,806,335)	2/14/18	—	(114,845)
BCLY	SEK	(109,042,328)	USD	13,068,920	1/4/18	—	(228,568)
CITI	AUD	(26,834,000)	USD	20,460,429	1/4/18	—	(476,799)
DB	EUR	5,182,500	SEK	(51,388,892)	2/14/18	—	(46,948)
DB	EUR	(5,130,000)	USD	6,132,042	2/14/18	—	(40,520)
DB	GBP	(180,000)	USD	243,980	1/4/18	909	—
DB	MXN	(108,893,092)	USD	5,805,000	2/14/18	315,934	—
MSC	EUR	(10,365,000)	SEK	102,507,442	2/14/18	60,845	—
MSC	EUR	(254,810,000)	USD	304,174,392	1/4/18	—	(1,668,584)
MSC	GBP	(42,697,000)	USD	57,766,278	1/4/18	108,311	—
NAB	CAD	(18,727,000)	USD	14,784,546	1/4/18	—	(115,859)
NT	DKK	(34,011,784)	USD	5,455,851	1/4/18	—	(27,848)
UBS	JPY	(9,379,505,000)	USD	84,064,650	2/5/18	664,422	—

Total Foreign Currency Exchange Contracts						$1,157,173	$(3,229,933)

LVIP BlackRock Inflation Protected Bond Fund–6

LVIP BlackRock Inflation Protected Bond Fund

Statement of Net Assets (continued)

Futures Contracts

Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation	Value/ Unrealized Depreciation
Interest Rate Contracts:
751	90 Day IMM Eurodollar	$183,722,762	$183,832,417	12/18/18	$—	$(109,655)
(751)	90 Day IMM Eurodollar	(183,375,425)	(183,505,638)	12/17/19	130,213	—
(155)	Australia 10 yr Bonds	(15,620,198)	(15,762,297)	3/16/18	142,099	—
(36)	Canada 10 yr Bond	(3,860,048)	(3,916,987)	3/21/18	56,939	—
(235)	Euro-BOBL	(37,109,380)	(37,399,412)	3/9/18	290,032	—
(118)	Euro-BTP	(19,275,014)	(19,769,033)	3/9/18	494,019	—
84	Euro-Bund	16,295,307	16,470,913	3/9/18	—	(175,606)
54	Euro-Buxl 30 yr Bonds	10,616,801	10,877,216	3/9/18	—	(260,415)
(212)	Euro-O.A.T.	(39,472,857)	(40,052,415)	3/9/18	579,558	—
(20)	Japan 10 yr Bonds (OSE)	(26,763,701)	(26,791,152)	3/14/18	27,451	—
218	Long Gilt	36,838,681	36,591,659	3/28/18	247,022	—
(208)	Short Euro-BTP	(28,211,257)	(28,368,271)	3/9/18	157,014	—
46	U.S. Treasury 2 yr Notes	9,849,031	9,871,018	3/30/18	—	(21,987)
268	U.S. Treasury 10 yr Notes	33,244,563	33,450,157	3/21/18	—	(205,594)
6	U.S. Treasury 10 yr Ultra Notes	801,375	805,698	3/21/18	—	(4,323)
(30)	U.S. Treasury Long Bonds	(4,590,000)	(4,588,796)	3/21/18	—	(1,204)
(195)	U.S. Treasury Ultra Bonds	(32,692,969)	(32,493,964)	3/21/18	—	(199,005)

Total Futures Contracts					$2,124,347	$(977,789)

The use of foreign currency exchange contracts and futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The foreign currency exchange contracts and notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

Summary of Abbreviations:

AUD–Australian Dollar

ANZB–Australian and New Zealand Banking Group Limited

BAML–Bank of America Merrill Lynch

BAMLL–Bank of America Merrill Lynch Large Loan

BB–Barclays Bank

BCLY–Barclays Bank

BOBL–Bundesobligationen

BTP–Buoni del Tesoro Poliennali

CAD–Canadian Dollar

CITI–Citigroup Global Markets

CPI–Consumer Price Index

DB–Deutsche Bank

DKK–Danish Krone

EUR–Euro

GBP–British Pound Sterling

IMM–International Monetary Market

JPY–Japanese Yen

MSC–Morgan Stanley Capital

MXN–Mexican Peso

NAB–National Australia Bank

NT–Northern Trust

NZD–New Zealand Dollar

O.A.T.–Obligations Assimilables du Trésor (French Treasury Bond)

OSE–Osaka Securities Exchange

SEK–Swedish Krona

LVIP BlackRock Inflation Protected Bond Fund–7

LVIP BlackRock Inflation Protected Bond Fund

Statement of Net Assets (continued)

Summary of Abbreviations: (continued)

USD–United States Dollar

yr–Year

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Inflation Protected Bond Fund–8

LVIP BlackRock Inflation Protected Bond Fund

Statement of Operations

Year Ended December 31, 2017

INVESTMENT INCOME:
Interest	$20,262,275
Dividends	85,080

20,347,355

EXPENSES:
Management fees	5,527,420
Distribution fees-Service Class	2,105,013
Accounting and administration expenses	323,156
Shareholder servicing fees	253,154
Reports and statements to shareholders	135,308
Custodian fees	71,660
Professional fees	65,276
Trustees’ fees and expenses	37,090
Pricing fees	16,353
Consulting fees	5,806
Other	11,433

8,551,669
Less:
Expenses paid indirectly	(165)

Total operating expenses	8,551,504

NET INVESTMENT INCOME	11,795,851

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	3,118,241
Foreign currencies	13,976,479
Foreign currency exchange contracts	(45,307,492)
Futures contracts	(2,979,029)

Net realized loss	(31,191,801)

Net change in unrealized appreciation (depreciation) of:
Investments	53,670,097
Foreign currencies	146,525
Foreign currency exchange contracts	(9,497,251)
Futures contracts	1,293,551

Net change in unrealized appreciation (depreciation)	45,612,922

NET REALIZED AND UNREALIZED GAIN	14,421,121

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$26,216,972

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Inflation Protected Bond Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/17	12/31/16
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$11,795,851	$758,327
Net realized gain (loss)	(31,191,801)	27,953,984
Net change in unrealized appreciation (depreciation)	45,612,922	15,852,871

Net increase in net assets resulting from operations	26,216,972	44,565,182

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(8,283,253)	(6,860,168)
Service Class	(13,962,277)	(6,436,716)

	(22,245,530)	(13,296,884)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	51,002,861	57,672,731
Service Class	114,146,053	90,560,771
Reinvestment of dividends and distributions:
Standard Class	8,283,253	6,860,168
Service Class	13,962,277	6,436,716

	187,394,444	161,530,386

Cost of shares redeemed:
Standard Class	(218,049,856)	(83,533,256)
Service Class	(84,887,469)	(106,633,288)

	(302,937,325)	(190,166,544)

Decrease in net assets derived from capital share transactions	(115,542,881)	(28,636,158)

NET INCREASE (DECREASE) IN NET ASSETS	(111,571,439)	2,632,140
NET ASSETS:
Beginning of year	1,335,428,075	1,332,795,935

End of year	$1,223,856,636	$1,335,428,075

Undistributed (Distributions in excess of) net investment income	$(25,319,566)	$12,035,834

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Inflation Protected Bond Fund–9

LVIP BlackRock Inflation Protected Bond Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP BlackRock Inflation Protected Bond Fund Standard Class
	Year Ended
	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Net asset value, beginning of period	$10.158	$9.936	$10.351	$10.189	$11.480

Income (loss) from investment operations:
Net investment income[1]	0.108	0.021	0.010	0.120	0.035
Net realized and unrealized gain (loss)	0.112	0.334	(0.302)	0.194	(0.997)

Total from investment operations	0.220	0.355	(0.292)	0.314	(0.962)

Less dividends and distributions from:
Net investment income	(0.169)	(0.133)	(0.123)	(0.152)	(0.057)
Net realized gain	—	—	—	—	(0.272)

Total dividends and distributions	(0.169)	(0.133)	(0.123)	(0.152)	(0.329)

Net asset value, end of period	$10.209	$10.158	$9.936	$10.351	$10.189

Total return[2]	2.18%	3.57%	(2.82% )	3.07%	(8.37% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$373,352	$530,309	$537,382	$370,362	$311,319
Ratio of expenses to average net assets	0.49%	0.47%	0.46%	0.46%	0.48%
Ratio of net investment income to average net assets	1.05%	0.21%	0.10%	1.14%	0.32%
Portfolio turnover	101%	82%	367%	378%	438%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Inflation Protected Bond Fund–10

LVIP BlackRock Inflation Protected Bond Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP BlackRock Inflation Protected Bond Fund Service Class
	Year Ended
	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Net asset value, beginning of period	$10.158	$9.912	$10.352	$10.164	$11.450

Income (loss) from investment operations:
Net investment income (loss)[1]	0.082	(0.004)	(0.016)	0.094	0.008
Net realized and unrealized gain (loss)	0.113	0.332	(0.301)	0.193	(0.993)

Total from investment operations	0.195	0.328	(0.317)	0.287	(0.985)

Less dividends and distributions from:
Net investment income	(0.169)	(0.082)	(0.123)	(0.099)	(0.029)
Net realized gain	—	—	—	—	(0.272)

Total dividends and distributions	(0.169)	(0.082)	(0.123)	(0.099)	(0.301)

Net asset value, end of period	$10.184	$10.158	$9.912	$10.352	$10.164

Total return[2]	1.94%	3.30%	(3.07% )	2.82%	(8.60% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$850,504	$805,119	$795,414	$846,056	$804,355
Ratio of expenses to average net assets	0.74%	0.72%	0.71%	0.71%	0.73%
Ratio of net investment income (loss) to average net assets	0.80%	(0.04% )	(0.15% )	0.89%	0.07%
Portfolio turnover	101%	82%	367%	378%	438%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Inflation Protected Bond Fund–11

LVIP BlackRock Inflation Protected Bond Fund

Notes to Financial Statements

December 31, 2017

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 92 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP BlackRock Inflation Protected Bond Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a non-diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek to maximize real return, consistent with preservation of real capital and prudent investment management.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–Securities listed on a foreign exchange are valued at the last quoted sale price on the valuation date. U.S. government and agency securities are valued at the mean between their bid and ask prices, which approximates fair value. Other debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Valuations for fixed income securities, including short-term debt securities, utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Open-end investment companies are valued at their published net asset value (“NAV”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available. Investments in government money market funds have a stable NAV. Futures contracts are valued at the daily quoted settlement prices. Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended December 31, 2017 and for the open tax years (years ended December 31, 2014–December 31, 2016) and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2017, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally separates the portion of realized gains and losses on investments in debt securities resulting from changes in foreign exchange rates from that which is due to changes in market prices of debt securities. Gains or losses attributable to changes in foreign exchange rates are included in the Statement of Operations under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, these changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date

LVIP BlackRock Inflation Protected Bond Fund–12

LVIP BlackRock Inflation Protected Bond Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund receives earning credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this arrangement is included in “Custodian fees” on the Statements of Operations with the corresponding expense offset shown as “Expenses paid indirectly.”

2. Management Fees and Other Transactions with Affiliates

Lincoln Investment Advisers Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.45% of the first $500 million of the average daily net assets of the Fund and 0.40% of average daily net assets in excess of $500 million. The fee is calculated daily and paid monthly.

BlackRock Financial Management, Inc. (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2017, costs for these administrative and legal services were as follows:

Administrative	$75,679
Legal	13,248

Lincoln Life also provides certain contract holder and additional corporate services to the Fund. Effective May 1, 2017, the Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund’s average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $80,292 for the year ended December 31, 2017.

The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.

At December 31, 2017, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$435,724
Distribution fees payable to LFD	180,074
Shareholder servicing fees payable to Lincoln Life	30,051

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

LVIP BlackRock Inflation Protected Bond Fund–13

LVIP BlackRock Inflation Protected Bond Fund

Notes to Financial Statements (continued)

3. Investments

For the year ended December 31, 2017, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than U.S. government and agency securities	$453,694,488
Purchases of U.S. government and agency securities	855,113,946
Sales other than U.S. government and agency securities	583,266,157
Sales of U.S. government and agency securities	913,987,593

At December 31, 2017, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:

Cost of investments and derivatives	$1,241,360,115

Aggregate unrealized appreciation of investments and derivatives	$3,756,259
Aggregate unrealized depreciation of investments and derivatives	(23,376,279)

Net unrealized depreciation of investments and derivatives	$(19,620,020)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2017:

	Level 1	Level 2	Total
Investments:
Assets:
Non-Agency Collateralized Mortgage Obligations	$—	$427,506	$427,506
Non-Agency Commercial Mortgage-Backed Securities	—	4,048,955	4,048,955
Sovereign Bonds	—	521,807,485	521,807,485
U.S. Treasury Obligations	—	668,173,871	668,173,871
Money Market Fund	28,208,480	—	28,208,480

Total Investments	$28,208,480	$1,194,457,817	$1,222,666,297

Derivatives:
Assets:
Foreign Currency Exchange Contracts	$—	$1,157,173	$1,157,173

Futures Contracts	$2,124,347	$—	$2,124,347

Liabilities:
Foreign Currency Exchange Contracts	$—	$(3,229,933)	$(3,229,933)

Futures Contracts	$(977,789)	$—	$(977,789)

LVIP BlackRock Inflation Protected Bond Fund–14

LVIP BlackRock Inflation Protected Bond Fund

Notes to Financial Statements (continued)

3. Investments (continued)

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2017, there were no material transfers between Level 1 investments or Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2017 and 2016 was as follows:

	Year Ended
	12/31/17	12/31/16
Ordinary income	$22,245,530	$13,296,884

5. Components of Net Assets on a Tax Basis

As of December 31, 2017, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$1,327,385,344
Undistributed ordinary income	13,316,438
Capital loss carryforward	(97,225,126)
Net unrealized depreciation	(19,620,020)

Net assets	$1,223,856,636

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales, mark-to-market of futures contracts, mark-to-market of foreign currency contracts, straddle losses deferred, and Treasury Inflation-Protected Securities deflationary adjustments.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, wash sales bifurcation and paydown gain (loss) of mortgage and asset-backed securities. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2017, the Fund recorded the following reclassifications:

Distribution in excess of Net Investment Income	Accumulated Net Realized Loss
$(31,453,415)	$31,453,415

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

As of December 31, 2017, the Fund had the following capital loss carryforwards for federal income tax purposes:

Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$51,727,513	$45,497,613	$97,225,126

In 2017, the Fund utilized $7,822,969 of capital loss carryforwards.

LVIP BlackRock Inflation Protected Bond Fund–15

LVIP BlackRock Inflation Protected Bond Fund

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/17	12/31/16
Shares sold:
Standard Class	5,010,642	5,682,552
Service Class	11,205,126	8,939,845
Shares reinvested:
Standard Class	817,211	674,521
Service Class	1,379,808	633,438

	18,412,787	15,930,356

Shares redeemed:
Standard Class	(21,465,052)	(8,232,103)
Service Class	(8,328,324)	(10,561,832)

	(29,793,376)	(18,793,935)

Net decrease	(11,380,589)	(2,863,579)

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives, 2) how they are accounted for, and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts and foreign cross currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

During the year ended December 31, 2017, the Fund used foreign currency exchange contracts and foreign cross currency exchange contracts to hedge the U.S. dollar value of securities it already owned that were denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions.

Futures Contracts–The Fund may use futures in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund’s investments; to facilitate investments in portfolio securities; and to reduce cost. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

During the year ended December 31, 2017, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions and to facilitate investments in portfolio securities.

LVIP BlackRock Inflation Protected Bond Fund–16

LVIP BlackRock Inflation Protected Bond Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

Fair values of derivative instruments as of December 31, 2017 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Foreign currency exchange contracts (Currency contracts)	Receivables and other assets net of liabilities	$1,157,173	Receivables and other assets net of liabilities	$(3,229,933)
Futures contracts (Interest rate contracts)	Receivables and other assets net of liabilities	2,124,347	Receivables and other assets net of liabilities	(977,789)

Total		$3,281,520		$(4,207,722)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2017 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$(45,307,492)	$(9,497,251)
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(2,979,029)	1,293,551

Total		$(48,286,521)	$(8,203,700)

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2017.

	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (Average cost)	$30,663,330	$617,187,830
Futures contracts (Average notional value)	163,034,346	329,091,222

At December 31, 2017, the Fund pledged U.S. Treasury Obligations with a value of $2,786,339 as collateral for derivatives.

In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

LVIP BlackRock Inflation Protected Bond Fund–17

LVIP BlackRock Inflation Protected Bond Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

At December 31, 2017, the Fund had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
Bank of America Merrill Lynch	$1,728	$(2,264)	$(536)
Barclays Bank	—	(343,413)	(343,413)
Citigroup Global Markets	—	(476,799)	(476,799)
Deutsche Bank	316,843	(87,468)	229,375
Morgan Stanley Capital	169,156	(1,668,584)	(1,499,428)
UBS	664,422	—	664,422

Total	$1,152,149	$(2,578,528)	$(1,426,379)

Counterparty	Net Position	Fair Value of Non Cash Collateral Received	Cash Collateral Received	Fair Value of Non Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure[a]
Bank of America Merrill Lynch	$(536)	$—	$—	$—	$—	$ (536)
Barclays Bank	(343,413)	—	—	—	—	(343,413)
Citigroup Global Markets	(476,799)	—	—	—	—	(476,799)
Deutsche Bank	229,375	—	—	—	—	229,375
Morgan Stanley Capital	(1,499,428)	—	—	—	—	(1,499,428)
UBS	664,422	—	—	—	—	664,422

Total	$(1,426,379)	$—	$—	$—	$—	$(1,426,379)

aNet exposure represents the receivable (payable) that would be due from (to) the counterparty in an event of default.

8. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

The Fund primarily invests in inflation protected debt securities whose principal and/or interest payments are adjusted for inflation, unlike traditional debt securities that make fixed principal and interest payments. Under normal circumstances, the Fund will invest at least 80% of its net assets in inflation protected debt securities issued by the U.S. government, its agencies or instrumentalities, foreign governments and corporations, which may include synthetic investments such as options, forwards, futures contracts, or swap agreements that, when combined with non-inflation indexed bonds, have economic characteristics similar to inflation-indexed bonds.

The Fund invests in fixed income securities whose values are derived from an underlying pool of mortgages or consumer loans. The values of these securities are sensitive to changes in economic conditions, including delinquencies and defaults, and may be adversely affected by changes in interest rates and shifts in the market’s perception of issuers. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (“CMOs”). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on CMO’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the

LVIP BlackRock Inflation Protected Bond Fund–18

LVIP BlackRock Inflation Protected Bond Fund

Notes to Financial Statements (continued)

8. Credit and Market Risk (continued)

Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to LIAC the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

11. Recent Regulatory Reporting Updates

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amended Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. As of August 1, 2017, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.

12. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP BlackRock Inflation Protected Bond Fund–19

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of LVIP BlackRock Inflation Protected Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of LVIP BlackRock Inflation Protected Bond Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.

Philadelphia, Pennsylvania

February 22, 2018

LVIP BlackRock Inflation Protected Bond Fund–20

LVIP BlackRock Inflation Protected Bond Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2017, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 22-23 and September 11-12, 2017, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various sub-advisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the sub-advisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the sub-advisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information (including total return and standard deviation) provided by Morningstar for the standard class of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2017. The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Funds, and had delegated those duties to unaffiliated sub-advisers responsible for investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the sub-adviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the sub-advisers’ investment performance.

LVIP BlackRock Inflation Protected Bond Fund–21

LVIP BlackRock Inflation Protected Bond Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the investment management fees were within range of the median investment management fee of the Morningstar peer group. The Board considered that the Fund’s net expense ratio was the same as the median net expense ratio of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had a breakpoint in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and BlackRock Financial Management, Inc. (“BlackRock”) on behalf of the LVIP BlackRock Inflation Protected Bond Fund, the Board considered the nature, extent and quality of services provided by BlackRock under the subadvisory agreement. The Board reviewed the services provided by BlackRock, the backgrounds of the investment professionals servicing the Fund and the reputation, resources and investment approach of BlackRock. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.

Performance. The Board reviewed the LVIP BlackRock Inflation Protected Bond Fund’s total return and standard deviation compared to the total return and standard deviation of a peer group of funds included in the Morningstar Inflation-Protected Bond funds category and the Bloomberg Barclays World Government 1-10 Yr Hdg TR USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and below the benchmark index for the one year period and below the return of the Morningstar peer group median and the benchmark index for the three and five year periods. The Board considered that one year performance benefitted from the Fund’s expansion to a global inflation protection strategy in 2015. The Board concluded that the services provided by BlackRock were satisfactory.

Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedules, which contain breakpoints, compared to the subadvisory fees of comparable funds sub-advised by BlackRock. The Board considered that the subadvisory fee schedules were negotiated between LIAC and BlackRock, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.

Profitability and Fallout Benefits. With respect to profitability, the Board considered information regarding BlackRock’s estimated profitability from providing subadvisory services to the Funds. The Board noted that the subadvisory fee schedules were negotiated between LIAC and BlackRock, an unaffiliated third party, and that LIAC compensates BlackRock from its fees. The Board reviewed materials provided by BlackRock as to any additional benefits it receives and noted that BlackRock stated that the engagement may raise its profile in the broker-dealer community, may increase analyst coverage for BlackRock proprietary products, that research may be obtained with soft dollars and that to the extent the Fund’s assets are invested in BlackRock managed funds, that BlackRock would receive a management fee.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.

LVIP BlackRock Inflation Protected Bond Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.

The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.

The term Fund Complex includes the 92 series of Lincoln Variable Insurance Products Trust.

Interested Trustee

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	Formerly: Lincoln Advisors Trust

* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of both the Advisor and The Lincoln National Life Insurance Company, the parent company of the Trust’s Adviser.

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	92	Formerly: Lincoln Advisors Trust

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	Formerly: Lincoln Advisors Trust

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	Formerly: Lincoln Advisors Trust

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Formerly: Lincoln Advisors Trust

LVIP BlackRock Inflation Protected Bond Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Charles I. Plosser*** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Public Governor for the Financial Industry Regulatory Authority (FINRA); Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	92	Rochester Gas and Electric Corporation

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Associated Grocers of New England (Director Emeritus); Formerly: Lincoln Trust Advisors

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	Formerly: Lincoln Advisors Trust

Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	92	St. Vincent Health; Formerly: Lincoln Advisors Trust

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	92	Formerly: Lincoln Advisors Trust

Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012	92	Trustee of FundVantage Trust

** Steve A. Cobb, is the son-in-law of Kenneth G. Stella.

*** Charles I. Plosser was appointed Trustee effective January 1, 2018.

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.

Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.

LVIP BlackRock Inflation Protected Bond Fund–24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.

Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Vice President, Secretary, and Chief Legal Officer	Since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President and Chief Compliance Officer, Lincoln National Corporation; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Deputy General Counsel, Janney Montgomery Scott LLC.

Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.

Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.

John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

LVIP BlackRock Inflation Protected Bond Fund–25

LVIP BlackRock Multi-Asset Income Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2017

LVIP BlackRock Multi-Asset Income Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP BlackRock Multi-Asset Income Fund

2017 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation

Subadvised by: BlackRock Investment Management, LLC

The Fund returned 5.93% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2017, while its benchmark, the BlackRock Multi-Asset Income Composite1 returned, 13.42%; and its broad based benchmark index, the Bloomberg Barclays U.S. Aggregate Bond Index2 returned 3.54%.

The Fund remains focused on providing a compelling level of income while managing overall portfolio volatility. As of period end, the estimated yield on the Portfolio was 3.7% based on the trailing 12-month yield of the underlying holdings. Estimated one-year standard deviation, based on monthly net returns, for the Portfolio was 1.4% versus 1.6% for its blended benchmark.

Exposure to international developed equities via dividend stocks and Japanese and European index futures were the top contributors to total returns over the year. Emerging markets equities were also up meaningfully, however, were a smaller position in the Fund. Across fixed income, investment grade debt, high yield bonds and preferred stock were the top contributors to positive performance. Conversely, exposure to master limited partnerships (MLPs) modestly detracted from returns. The Fund also used derivatives over the period to manage overall risk levels. Overall, equity hedges used earlier in the period to reduce Fund volatility modestly detracted from performance as stocks rallied. Duration and a euro currency hedge also modestly detracted.

The Fund made several tactical asset allocation changes during the period. Broadly, the Fund marginally reduced overall risk by decreasing global equity in favor of fixed income. Across equities, the Fund took profits on tactical cyclical sector plays while also modestly reducing international dividend stock exposure. In addition, the Fund rotated out of U.S. energy and MLPs. However, these reductions were partially offset by additions to U.S. dividend stocks and Japanese, European and US index futures. Across fixed income, the Fund added to short-term investment grade bonds and preferred stocks while reducing exposure to commercial mortgage backed securities (CMBS). The Fund also increased its euro currency hedge while reducing a number of duration hedges.

We see a synchronized global expansion with room to run in 2018 and potentially beyond. We see inflation making a modest comeback, and expect the Federal Reserve to make slow but steady progress in normalizing monetary policy. U.S. tax cuts could boost near-term growth, although higher than expected levels could quicken the Fed’s pace for raising interest rates and negatively affect the market. However, it was a near-perfect year for risk assets in 2017 and the road ahead may be more challenging. Price levels have risen across the board, market volatility has stayed very low, and many perceived risks have not materialized. This may make markets more vulnerable to temporary sell-offs and overall market returns may be more muted as a result, making risk management and selectivity key.

Portfolio Managers:

BlackRock Investment Management, LLC:	Michael Fredericks
Justin Christofels
Alex Shingler

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 5/1/14 through 12/31/17

This chart illustrates, hypothetically, that $10,000 was invested in LVIP BlackRock Multi-Asset Income Fund shares on 5/1/14 (commencement of operations). As the chart shows, by 12/31/17, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,830 for the Standard Class shares and to $10,731 for the Service Class shares. For comparison, look at how the BlackRock Multi-Asset Income Composite and the Bloomberg Barclays U.S. Aggregate Bond Index did over the same period. The same $10,000 investment would have increased to $12,188 and $11,026, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/17

Standard Class Shares
One Year	+	5.93%
Inception (5/1/14)	+	2.20%

Service Class Shares
One Year	+	5.67%
Inception (5/1/14)	+	1.94%

1.	The BlackRock Multi-Asset Income Composite is constructed as follows: 50% Bloomberg Barclays U.S. Aggregate Bond Index and 50% MSCI ACWI (net dividends) Index.

2.

The Bloomberg Barclays U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage and asset backed securities with at least one year to maturity and at least $250 million per amount outstanding.

LVIP BlackRock Multi-Asset Income Fund–1

LVIP BlackRock Multi-Asset Income Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2017 to December 31, 2017

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers and reimbursements in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Annualized Expense Ratio	Expenses Paid During Period 7/1/17 to 12/31/17*
Actual
Standard Class Shares	$1,000.00	$1,018.20	0.36%	$1.83
Service Class Shares	1,000.00	1,016.80	0.61%	3.10
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.39	0.36%	$1.84
Service Class Shares	1,000.00	1,022.13	0.61%	3.11

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund invests substantially all of its assets in iShares Exchange-Traded Funds (“Underlying ETFs”) or financial instruments that provide exposure to such Underlying ETFs (collectively, the “Underlying Funds”). In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in the table above does not reflect the expenses of the Underlying Funds. Financial Statements for the Underlying Funds can be found at www.sec.gov.

LVIP BlackRock Multi-Asset Income Fund–2

LVIP BlackRock Multi-Asset Income Fund

Security Type/Sector Allocation (unaudited)

As of December 31, 2017

Security Type/Sector	Percentage of Net Assets

Investment Companies	100.03%
Equity Funds	20.60%
Fixed Income Funds	68.18%
International Equity Funds	9.56%
Money Market Fund	1.69%
Total Value of Securities	100.03%
Liabilities Net of Receivables and Other Assets	(0.03%	)
Total Net Assets	100.00%

LVIP BlackRock Multi-Asset Income Fund–3

LVIP BlackRock Multi-Asset Income Fund

Statement of Net Assets

December 31, 2017

	Number of Shares	Value (U.S. $)

INVESTMENT COMPANIES–100.03%
Equity Funds–20.60%
iShares Core Dividend Growth ETF	6,436	$223,844
iShares Core High Dividend ETF	12,843	1,157,668
iShares U.S. Preferred Stock ETF	39,038	1,486,177
iShares U.S. Real Estate ETF	2,740	221,967

		3,089,656

Fixed Income Funds–68.18%
iShares 0-5 Year High Yield Corporate Bond ETF	20,681	974,695
iShares 1-3 Year Credit Bond ETF	27,637	2,889,172
iShares 10+ Year Credit Bond ETF	16,507	1,043,242
iShares CMBS ETF	8,743	448,254
iShares Floating Rate Bond ETF	13,251	673,416
iShares iBoxx $ High Yield Corporate Bond ETF	41,232	3,597,904
iShares Intermediate Credit Bond ETF	5,476	598,034

		10,224,717

	Number of Shares	Value (U.S. $)

INVESTMENT COMPANIES (continued)
International Equity Funds–9.56%
iShares Emerging Markets Dividend ETF	7,284	$304,690
iShares Europe ETF	7,960	376,190
iShares International Developed Real Estate ETF	7,465	223,950
iShares International Select Dividend ETF	15,627	528,036

		1,432,866

Money Market Fund–1.69%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 1.15%)	253,106	253,106

		253,106

Total Investment Companies (Cost $14,529,143)		15,000,345

TOTAL VALUE OF SECURITIES–100.03% (Cost $14,529,143)	15,000,345
★ LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.03%)	(4,049)

NET ASSETS APPLICABLE TO 1,564,518 SHARES OUTSTANDING–100.00%	$14,996,296

NET ASSET VALUE PER SHARE–LVIP BLACKROCK MULTI-ASSET INCOME FUND STANDARD CLASS ($1,756,832 / 183,284 Shares)	$9.585
NET ASSET VALUE PER SHARE–LVIP BLACKROCK MULTI-ASSET INCOME FUND SERVICE CLASS ($13,239,464 / 1,381,234 Shares)	$9.585

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2017:
Shares of beneficial interest (unlimited authorization–no par)	$15,190,171
Accumulated net realized loss on investments	(657,595)
Net unrealized appreciation of investments, foreign currencies and derivatives	463,720

TOTAL NET ASSETS	$14,996,296

★

Includes $47,500 cash collateral held at broker for futures contracts, $5,237 variation margin due to broker on futures contracts, $6,442 due to manager and affiliates, $2,847 expense reimbursement receivable from Lincoln Investment Advisors Corporation, $23,228 other accrued expenses payable and $111,024 payable for fund shares redeemed as of December 31, 2017.

LVIP BlackRock Multi-Asset Income Fund–4

LVIP BlackRock Multi-Asset Income Fund

Statement of Net Assets (continued)

The following futures contracts were outstanding at December 31, 2017:1

Futures Contracts

Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation	Value/ Unrealized Depreciation
Currency Contracts:
(3)	Euro	$(452,831)	$(445,157)	3/20/18	$—	$(7,674)

Equity Contracts:
4	Euro STOXX 50 Index	167,643	172,593	3/19/18	—	(4,950)
2	Nikkei 225 Index (OSE)	403,816	400,438	3/9/18	3,378	—

					3,378	(4,950)

Interest Rate Contracts:
(4)	U.S. Treasury 2 yr Notes	(856,437)	(857,619)	3/30/18	1,182	—
(4)	U.S. Treasury 5 yr Notes	(464,656)	(465,931)	3/30/18	1,275	—
(1)	U.S. Treasury 10 yr Notes	(124,047)	(124,436)	3/21/18	389	—
(2)	U.S. Treasury Long Bonds	(306,000)	(305,872)	3/21/18	—	(128)
3	U.S. Treasury Ultra Bonds	400,688	400,733	3/21/18	—	(45)
(2)	U.S. Treasury Ultra Bonds	(335,313)	(333,762)	3/21/18	—	(1,551)

					2,846	(1,724)

Total Futures Contracts					$6,224	$(14,348)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

Summary of Abbreviations:

CMBS–Commercial Mortgage-Backed Security

ETF–Exchange-Traded Fund

OSE–Osaka Securities Exchange

yr–Year

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Multi-Asset Income Fund–5

LVIP BlackRock Multi-Asset Income Fund

Statement of Operations

Year Ended December 31, 2017

INVESTMENT INCOME:
Dividends	$528,751

EXPENSES:
Management fees	96,354
Distribution fees-Service Class	31,017
Professional fees	27,636
Reports and statements to shareholders	7,409
Accounting and administration expenses	3,678
Shareholder servicing fees	2,830
Consulting fees	1,808
Pricing fees	994
Custodian fees	826
Trustees’ fees and expenses	478
Other	286

173,316
Less:
Management fees waived	(59,513)
Expenses reimbursed	(31,771)
Expenses paid indirectly	(4)

Total operating expenses	82,028

NET INVESTMENT INCOME	446,723

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	(80,964)
Foreign currencies	963
Futures contracts	13,789
Options purchased	(27,065)

Net realized loss	(93,277)

Net change in unrealized appreciation (depreciation) of:
Investments	434,006
Foreign currencies	644
Futures contracts	(18,460)

Net change in unrealized appreciation (depreciation)	416,190

NET REALIZED AND UNREALZED GAIN	322,913

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$769,636

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Multi-Asset Income Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/17	12/31/16
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$446,723	$330,251
Net realized loss	(93,277)	(297,839)
Net change in unrealized appreciation (depreciation)	416,190	642,659

Net increase in net assets resulting from operations	769,636	675,071

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(56,764)	(48,697)
Service Class	(398,503)	(291,936)
Return of capital:
Standard Class	(1,337)	(642)
Service Class	(10,072)	(4,199)

	(466,676)	(345,474)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	174,499	941,636
Service Class	2,848,645	3,697,603
Reinvestment of dividends and distributions:
Standard Class	58,101	49,339
Service Class	408,575	296,135

	3,489,820	4,984,713

Cost of shares redeemed:
Standard Class	(228,361)	(44,979)
Service Class	(1,451,572)	(1,179,371)

	(1,679,933)	(1,224,350)

Increase in net assets derived from capital share transactions	1,809,887	3,760,363

NET INCREASE IN NET ASSETS	2,112,847	4,089,960
NET ASSETS:
Beginning of year	12,883,449	8,793,489

End of year	$14,996,296	$12,883,449

Distributions in excess of net investment income	$—	$(8,602)

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Multi-Asset Income Fund–6

LVIP BlackRock Multi-Asset Income Fund

Financial Highlights

Select data for each share of the Fund outstanding throughout each period were as follows:

	LVIP BlackRock Multi-Asset Income Fund Standard Class
	Year Ended			5/1/14[1] to 12/31/14
	12/31/17	12/31/16	12/31/15

Net asset value, beginning of period	$9.358	$9.005	$9.699	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.327	0.311	0.347	0.284
Net realized and unrealized gain (loss)	0.228	0.320	(0.727)	(0.339)

Total from investment operations	0.555	0.631	(0.380)	(0.055)

Less dividends and distributions from:
Net investment income	(0.321)	(0.274)	(0.314)	(0.244)
Return of capital	(0.007)	(0.004)	—	(0.002)

Total dividends and distributions	(0.328)	(0.278)	(0.314)	(0.246)

Net asset value, end of period	$9.585	$9.358	$9.005	$9.699

Total return[3]	5.93%	7.01%	(3.92% )	(0.55% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,757	$1,709	$757	$765
Ratio of expenses to average net assets[4]	0.36%	0.36%	0.36%	0.36%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	1.00%	1.04%	1.09%	1.32%
Ratio of net investment income to average net assets	3.37%	3.31%	3.60%	4.20%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.73%	2.63%	2.87%	3.24%
Portfolio turnover	17%	35%	40%	31%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Multi-Asset Income Fund–7

LVIP BlackRock Multi-Asset Income Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP BlackRock Multi-Asset Income Fund Service Class
	Year Ended			5/1/14[1] to 12/31/14
	12/31/17	12/31/16	12/31/15

Net asset value, beginning of period	$9.358	$9.006	$9.699	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.302	0.286	0.322	0.266
Net realized and unrealized gain (loss)	0.229	0.321	(0.725)	(0.337)

Total from investment operations	0.531	0.607	(0.403)	(0.071)

Less dividends and distributions from:
Net investment income	(0.297)	(0.251)	(0.290)	(0.228)
Return of capital	(0.007)	(0.004)	—	(0.002)

Total dividends and distributions	(0.304)	(0.255)	(0.290)	(0.230)

Net asset value, end of period	$9.585	$9.358	$9.006	$9.699

Total return[3]	5.67%	6.74%	(4.16% )	(0.72% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$13,239	$11,174	$8,036	$5,546
Ratio of expenses to average net assets[4]	0.61%	0.61%	0.61%	0.61%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	1.25%	1.29%	1.34%	1.57%
Ratio of net investment income to average net assets	3.12%	3.06%	3.35%	3.95%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.48%	2.38%	2.62%	2.99%
Portfolio turnover	17%	35%	40%	31%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Multi-Asset Income Fund–8

LVIP BlackRock Multi-Asset Income Fund

Notes to Financial Statements

December 31, 2017

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 92 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP BlackRock Multi-Asset Income Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek to maximize current income; capital appreciation is a secondary objective. The Fund currently invests substantially all of its assets in iShares Exchange-Traded Funds (“Underlying ETFs”) or financial instruments that provide exposure to such Underlying ETFs (collectively, the “Underlying Funds”).

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–ETFs, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value. Open-end investment companies are valued at their published net asset value (“NAV”). Investments in government money market fund have a stable NAV. Futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value.

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended December 31, 2017 and for all open tax years (years ended December 31, 2014–December 31, 2016), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2017, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Income and capital gain distributions from Underlying Funds are recorded on the ex-dividend date. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

LVIP BlackRock Multi-Asset Income Fund–9

LVIP BlackRock Multi-Asset Income Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2017.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this arrangement is included in “Custodian fees” on the Statement of Operations with the corresponding expense offset shown as “Expenses paid indirectly.”

2. Management Fees and Other Transactions with Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.68% of the average daily net assets of the Fund. The fee is calculated daily and paid monthly. LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.42% of the Fund’s average daily net assets. This agreement will continue through at least April 30, 2018, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.

LIAC has contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Funds fees and expenses) exceed 0.36% of the average daily net assets for the Standard Class and 0.61% for the Service Class. This agreement will continue through at least April 30, 2018, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

BlackRock Investment Management, LLC. (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2017, costs for these administrative and legal services were as follows:

Administrative	$985
Legal	176

Lincoln Life also provides certain contract holder and additional corporate services to the Fund. Effective May 1, 2017, the Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund’s average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $1,221 for the year ended December 31, 2017.

The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.

In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.

LVIP BlackRock Multi-Asset Income Fund–10

LVIP BlackRock Multi-Asset Income Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions with Affiliates (continued)

At December 31, 2017, the Fund had receivables due from or liabilities payable to affiliates as follows:

Expense reimbursement receivable from LIAC	$2,847
Management fees payable to LIAC	3,287
Distribution fees payable to LFD	2,788
Shareholder servicing fees payable to LFD	367

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

At December 31, 2017, Lincoln Life directly owned 35.81% of the Fund.

3. Investments

For the year ended December 31, 2017, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$4,239,884
Sales	2,408,986

At December 31, 2017, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:

Cost of investments and derivatives	$14,799,248

Aggregate unrealized appreciation of investments and derivatives	$543,872
Aggregate unrealized depreciation of investments and derivatives	(350,899)

Net unrealized appreciation of investments and derivatives	$192,973

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

LVIP BlackRock Multi-Asset Income Fund–11

LVIP BlackRock Multi-Asset Income Fund

Notes to Financial Statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2017:

Level 1
Investments:
Assets:
Investment Companies	$15,000,345

Derivatives:
Assets:
Futures Contracts	$6,224

Liabilities:
Futures Contracts	$(14,348)

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2017, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the year ended December 31, 2017 and 2016 was as follows:

	Year Ended
	12/31/17	12/31/16
Ordinary income	$455,267	$340,633
Return of capital	11,409	4,841

Total	$466,676	$345,474

5. Components of Net Assets on a Tax Basis

As of December 31, 2017, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$15,190,171
Capital loss carryforwards	(386,848)
Net unrealized appreciation	192,973

Net assets	$14,996,296

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales and mark-to-market of futures contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2017, the Fund recorded the following reclassifications:

Distributions in Excess of Net Investment Income	Accumulated Net Realized Loss
$17,146	$(17,146)

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

LVIP BlackRock Multi-Asset Income Fund–12

LVIP BlackRock Multi-Asset Income Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

As of December 31, 2017, the Fund had the following capital loss carryforwards for federal income tax purposes:

Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$166,292	$220,556	$386,848

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/17	12/31/16
Shares sold:
Standard Class	17,936	98,175
Service Class	294,785	395,998

Shares reinvested:
Standard Class	6,062	5,274
Service Class	42,631	31,648

	361,414	531,095

Shares redeemed:
Standard Class	(23,408)	(4,807)
Service Class	(150,163)	(125,991)

	(173,571)	(130,798)

Net increase	187,843	400,297

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund’s investments; to facilitate investments in portfolio securities; and to reduce cost. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

During the year ended December 31, 2017, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions and to facilitate investments in portfolio securities.

Options Contracts–During the year ended December 31, 2017, the Fund entered into options contracts in the normal course of pursuing its investment objective and strategies. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; to facilitate investments in portfolio securities; as a cash management tool; and to generate income. The Fund may buy or write call or put options on securities, futures, swaps, “swaptions”, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option

LVIP BlackRock Multi-Asset Income Fund–13

LVIP BlackRock Multi-Asset Income Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. When buying options, the Fund is subject to counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. There were no options written during the year ended December 31, 2017.

During the year ended December 31, 2017, the Fund used options contracts to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions; to adjust the Fund’s overall exposure to certain markets; and to protect the value of portfolio securities.

Fair values of derivative instruments as of December 31, 2017 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Currency contracts)	Liabilities net of receivables and other assets	$—	Liabilities net of receivables and other assets	$(7,674)
Futures contracts (Equity contracts)	Liabilities net of receivables and other assets	3,378	Liabilities net of receivables and other assets	(4,950)
Futures contracts (Interest rate contracts)	Liabilities net of receivables and other assets	2,846	Liabilities net of receivables and other assets	(1,724)

Total		$6,224		$(14,348)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2017 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(22,145)	$(8,985)
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	51,998	(4,876)
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(16,064)	(4,599)
Options purchased (Equity contracts)	Net realized gain (loss) from options purchased and net change in unrealized appreciation (depreciation) of options purchased	(27,065)	—

Total		$(13,276)	$(18,460)

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2017.

	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$348,302	$2,792,044
Options contracts (average value)	3,951	—

In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the

LVIP BlackRock Multi-Asset Income Fund–14

LVIP BlackRock Multi-Asset Income Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

counterparty certain derivative financial instrument payables and/or receivables with collateral held or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

At December 31, 2017, the Fund had no open derivatives subject to offsetting provisions.

8. Market Risk

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Recent Regulatory Reporting Updates

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amended Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. As of August 1, 2017, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.

11. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP BlackRock Multi-Asset Income Fund–15

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of LVIP Blackrock Multi-Asset Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of LVIP BlackRock Multi-Asset Income Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the period from May 1, 2014 (commencement of operations) through December 31, 2014, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended and the period from May 1, 2014 (commencement of operations) through December 31, 2014, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.

Philadelphia, Pennsylvania

February 22, 2018

LVIP BlackRock Multi-Asset Income Fund–16

LVIP BlackRock Multi-Asset Income Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2017, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)	(B) Return of Capital Distributions (Tax Basis)	Total Distributions (Tax Basis)
97.56%	2.44%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 22-23 and September 11-12, 2017, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various sub-advisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the sub-advisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the sub-advisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information (including total return and standard deviation) provided by Morningstar for the standard class of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2017. The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Funds, and had delegated those duties to unaffiliated sub-advisers responsible for investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the sub-adviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the sub-advisers’ investment performance.

LVIP BlackRock Multi-Asset Income Fund–17

LVIP BlackRock Multi-Asset Income Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2018. The Board noted that the investment management fees, without giving effect to the advisory fee waiver, were below the median investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered the Fund’s asset level and that LIAC had implemented an advisory fee waiver and an expense limitation through April 30, 2018 for the Fund and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and BlackRock Investment Management, LLC (“BlackRock”) on behalf of the LVIP BlackRock Multi-Asset Income Fund, the Board considered the nature, extent and quality of services provided by BlackRock under the subadvisory agreement. The Board reviewed the services provided by BlackRock, the backgrounds of the investment professionals servicing the Fund and the reputation, resources and investment approach of BlackRock. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.

Performance. The Board reviewed the LVIP BlackRock Multi-Asset Income Fund’s total return and standard deviation compared to the total return and standard deviation of a peer group of funds included in the Morningstar Tactical Allocation funds category and a custom index (BlackRock Multi-Asset Income Composite). The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and equal to the benchmark index for the one year period. The Board considered that the Fund commenced operations in May 2014, which provided a limited period of time to evaluate investment performance. The Board concluded that the services provided by BlackRock were satisfactory.

Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedules, which contain breakpoints, compared to the subadvisory fees of comparable funds sub-advised by BlackRock. The Board considered that the subadvisory fee schedules were negotiated between LIAC and BlackRock, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.

Profitability and Fallout Benefits. With respect to profitability, the Board considered information regarding BlackRock’s estimated profitability from providing subadvisory services to the Funds. The Board noted that the subadvisory fee schedules were negotiated between LIAC and BlackRock, an unaffiliated third party, and that LIAC compensates BlackRock from its fees. The Board reviewed materials provided by BlackRock as to any additional benefits it receives and noted that BlackRock stated that the engagement may raise its profile in the broker-dealer community, may increase analyst coverage for BlackRock proprietary products, that research may be obtained with soft dollars and that to the extent the Fund’s assets are invested in BlackRock managed funds, that BlackRock would receive a management fee.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.

LVIP BlackRock Multi-Asset Income Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.

The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.

The term Fund Complex includes the 92 series of Lincoln Variable Insurance Products Trust.

Interested Trustee

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	Formerly: Lincoln Advisors Trust

* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of both the Advisor and The Lincoln National Life Insurance Company, the parent company of the Trust’s Adviser.

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	92	Formerly: Lincoln Advisors Trust

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	Formerly: Lincoln Advisors Trust

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	Formerly: Lincoln Advisors Trust

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Formerly: Lincoln Advisors Trust

LVIP BlackRock Multi-Asset Income Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Charles I. Plosser*** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Public Governor for the Financial Industry Regulatory Authority (FINRA); Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	92	Rochester Gas and Electric Corporation

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Associated Grocers of New England (Director Emeritus); Formerly: Lincoln Trust Advisors

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	Formerly: Lincoln Advisors Trust

Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	92	St. Vincent Health; Formerly: Lincoln Advisors Trust

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	92	Formerly: Lincoln Advisors Trust

Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012	92	Trustee of FundVantage Trust

** Steve A. Cobb, is the son-in-law of Kenneth G. Stella.

*** Charles I. Plosser was appointed Trustee effective January 1, 2018.

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.

Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.

LVIP BlackRock Multi-Asset Income Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.

Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Vice President, Secretary, and Chief Legal Officer	Since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President and Chief Compliance Officer, Lincoln National Corporation; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Deputy General Counsel, Janney Montgomery Scott LLC.

Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.

Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.

John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

LVIP BlackRock Multi-Asset Income Fund–21

LVIP BlackRock Scientific Allocation Fund (formerly LVIP Delaware Foundation® Moderate Allocation Fund) a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2017

LVIP BlackRock Scientific Allocation Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP BlackRock Scientific Allocation Fund

2017 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation

Sub-advised by: BlackRock Advisors, LLC

The Fund returned 14.33% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2017, while its benchmark, the BlackRock Scientific Allocation Composite1 returned 13.42% and its broad-based index, the MSCI All Country World Index (net dividends)2, returned 23.97%

Delaware Investments managed a portion of the Fund for the period January 1, 2017 – April 30, 2017.

The major U.S. equity indices rose during the first four months of 2017, with the strongest performance coming from emerging market equities. Growth equities outperformed value equities over the period, and global investment grade fixed income securities outperformed their US counterparts.

Commodity prices generally fell during the first four months of 2017, with a notably large drop in the price of crude oil. However, the spot price of gold rose sharply during the quarter. All else equal, we believe a rise in commodity prices is likely to mean lower margins for manufacturers, but higher profits for producers of oil, gas, and raw materials.

The currency markets were relatively active during the first four months of 2017. The trade-weighted dollar fell, while the trade-weighted euro and the trade-weighted yen all appreciated. In general, an economy’s competitiveness tends to be enhanced by currency depreciation and tends to be impaired by currency appreciation.

The Asset Allocation Committee’s decisions are taken collectively, and the weightings assigned to individual asset classes reflect the consensus of opinion across all members. During the first four months of 2017, the Committee maintained its underweight in US large-cap growth equities, while remaining overweight in US small-cap equities and in fixed income securities. The Committee also retained its tactical exposure to US real estate investment trusts (REITs). The Committee also remained underweight in foreign equities generally. As has been true for the past few years, the Committee remains underweight in cash and cash-like securities. During this period, the Funds made limited use of derivatives for hedging purposes, and these derivative positions did not have a material impact on the Funds’ performance.

Portfolio Managers:
Delaware Investments Fund Advisers:	Paul Grillo Sharon Hill Francis X. Morris Babak Zenouzi

Jackson Square Partners, LLC, managed a portion of the Fund for the period January 1, 2017 – April 30, 2017.

As you would expect from our fundamental, bottom-up approach, stock selection primarily drove the large cap focus growth strategy’s (the strategy) performance during the year. From a sector perspective, we experienced strong performance in the information technology sector and weak performance in the consumer discretionary sector.

Our largest relative contributor to performance during the period January 1, 2017 through April 30, 2017 was Symantec Corporation. Symantec

Corporation, a global leader in security and information management solutions, was a contributor to performance during the quarter. With the addition of LifeLock, a recent acquisition in the consumer security segment, Symantec can now offer consumers a robust product suite ranging from identity protection to recovery services. Overall, we like the risk/reward profile of this low-duration business and believe in the long-term secular growth of the cybersecurity market. We believe the company has additional M&A opportunities it can pursue to redefine Symantec as a security market leader. In addition, Symantec’s new management team, specifically CEO Greg Clark, who joined the company in August of 2016, has significant “skin in the game” in terms of compensation and incentives that are more aligned with shareholder interests.

Qualcomm, Inc., a leading intellectual property (IP) and fabless semiconductor company, detracted from performance during the quarter. In recent years, Qualcomm has been repeatedly attacked by various entities across multiple geographies regarding its patent Fund and its ability to collect royalties on those patents. The stock had recovered in 2016 partly because the market believed most of these challenges were behind the company. However, in January, Apple made a very public attack stating that Qualcomm has established a monopolistic position, which the company leverages to charge its customers excessively. Qualcomm’s management characterizes the suit as a contract dispute, despite Apple’s public comments, and believes it is strategic posturing by Apple in order to secure better contract pricing. Given the pattern of routine legal battles and increased risk in China, we decided to reduce exposure to Qualcomm within the Fund during the past six months.

Despite positive absolute returns in the equity market over the past several years, we believe that a lack of meaningful volatility combined with tepid investor confidence in the global macroeconomic outlook demonstrates that there are more than just fundamental factors affecting stock prices. Many investors have struggled with accurately predicting the pace of global economic recovery and assessing external factors that threaten economic fundamentals. Nonetheless, absolute equity market returns have been strong since the market bottom in 2009, resulting in investor focus on equities as an asset class as opposed to a focus on company-specific fundamentals.

President Trump’s surprising victory in 2016 and periodic corresponding market reactions during the first year of his presidency reflect growing investor optimism, at least in the short-term, that potential policy shifts could stimulate economic growth. While there are varying degrees of uncertainty to President’s Trump’s unconventional style as a head of state and current questions and investigations surrounding his administration may hamper significant policy change in the short term, we are mindful of the potential macroeconomic implications of Trump policy shifts, e.g. economic growth, higher corporate and personal incomes from lower tax rates, etc. We believe it is too early to determine the long term direction or magnitude of such outcomes but we will closely monitor President Trump’s tenure with a keen eye on the execution of significant policy shifts.

Nonetheless, regardless of policy outcomes, we remain consistent in our long-term investment philosophy: We want to own what we view as strong secular-growth companies with solid business models and competitive positions that we believe can grow market share and have

LVIP BlackRock Scientific Allocation Fund–1

LVIP BlackRock Scientific Allocation Fund

2017 Annual Report Commentary (unaudited) (continued)

the potential to deliver shareholder value in a variety of market environments.

Portfolio Managers:
Jackson Square Partners, LLC:	Jeffrey S. Van Harte Christopher J. Bonavico Christopher M. Ericksen Daniel J. Prislin

BlackRock Investment Management managed the Fund for the period May 1, 2017 – December 31, 2017.

The Bloomberg Barclays US Aggregate Index3 finished the period (since 5/11/2017) up 2.32%. In fixed income the story continues to be around the dramatic bear flattening of the yield curve with the spread between with 5-yr and 30-yr closing the year more than 60bps flatter. Similar action was seen in the 2-yr and 10-yr curve, which closed the fourth quarter 52bps flatter. Although a flattening yield curve can be a recession warning, given the robust global and domestic macroeconomic backdrop, it is thought in this instance to relate to rising interest rates against a backdrop of subdued inflation.

Corporate credit spreads finished 2017 meaningfully tighter than where they started the year and the tightest since July 1st 2007. In U.S. markets, Investment Grade corporates option adjusted spread tightened 28 bps year-over-year to 95 bps, resulting in full-year excess return of +333 bps versus+487 bps in 2016. Total return for investment grade was nearly double at +6.5%, as flattening in the US Treasury yield curve pushed intermediate and long-end yields sharply lower. Sector wise, cyclicality was in full swing in 2017 as commodity-related sectors outperformed for a second straight year amid climbing oil and metal prices. Materials and Energy spreads tightened 53 bps and 33 bps, respectively, which resulted in positive excess returns of +655 bps and +433 bps. Communications and Financials followed as spreads narrowed 34 bps and 20 bps, respectively, posting excess returns of +356 bps and +323 bps. At the other hand, Consumer Staples lagged against the backdrop of shifting industry trends but spreads still tightened 18 bps and excess return was +234 bps.

The Fund outperformed the Bloomberg Barclays US Aggregate Index by 18 bps. The Fund’s asset allocation strategies were the largest contributor. Positive performance was driven by an overweight to securitized and other spread assets. Credit security selection was also positive, primarily driven by an overweight to Banking. The Fund also benefitted from an overweight to Consumer Cyclicals, particularly Automotives and Consumer Service, which outperformed the benchmark. US Rates strategies were also positive, particularly as we maintained a flattener in November and December.

Mortgage security selection detracted throughout the year, as an up-in-coupon bias hurt as the curve continued to flatten. The Fund continues to hold on to its up-in-coupon position.

Derivatives, particularly Treasury futures impacted performance as they freed up capital to invest in securitized and investment grade credit. Futures are also used for hedging purposes.

Global equities finished a near historic run with the MSCI All Country World Index gaining 13.04% (inception date 5/11/2017). Throughout 2017 implied volatility across equity markets continued to trend down, while evidence of extreme behavior emerged across generic style returns, with momentum being the most difficult over Q3 and value rallying after the reflation trade subsided at the start of the year. Markets ascended at a fast pace in the fourth quarter of 2017. Accommodative policy against a backdrop of stubbornly low inflation, a synchronized acceleration in global growth, and the resultant robust backdrop for corporate earnings, were key pillars of support for global share prices through 2017. The latter of these was particularly notable. Equity markets in all major regions delivered earnings growth in excess of 10% during the year. In contrast to much of the current cycle prior to 2017, rising valuations played a less prominent role in explaining the strong performance of global stock markets.

Each month in 2017 (inception date 5/11/2017) the Fund exceeded the benchmark and generated positive alpha. Sentiment insights at the stock selection and industry level were the key driver of alpha. From a macro thematic viewpoint the Fund’s pro-risk stance, ensured that the Fund had maximum exposure to the strong momentum and sentiment effects playing out in the market. Through a sector lens, selection was notably strong across technology, industrials and healthcare. In terms of the former, the Fund generally avoided the most obvious momentum plays across large cap US technology names. This was particularly notable over the second half of the year as the Fund began to adopt a more cautious stance towards generic momentum exposure. Fundamental signals focused on quality generally fared better; however, they struggled to make much impact in aggregate against a generally pro-risk market environment.

Portfolio Managers:
BlackRock Investment Management:	Raffaele Savi Kevin Franklin Scott Radell, CFA James Mauro

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP BlackRock Scientific Allocation Fund–2

LVIP BlackRock Scientific Allocation Fund

2017 Annual Report Commentary (unaudited) (continued)

Growth of $10,000 invested 12/31/07 through 12/31/17

This chart illustrates, hypothetically, that $10,000 invested in LVIP BlackRock Scientific Allocation Fund Standard Class shares on 12/31/07. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/17, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $16,432. For comparison, look at how the BlackRock Scientific Allocation Composite and MSCI All Country World Index (net dividends) did over the same period. The same $10,000 investment would have increased to $16,001 and $15,755, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Effective May 1, 2017, the primary benchmark for the LVIP BlackRock Scientific Allocation Fund changed from the S&P 500® Index due to changes in the Fund’s investment strategy to more global exposure. For comparison the same $10,000 investment from the same period of time for the S&P 500® Index would have increased to $22,603.

Effective May 1, 2017, the secondary benchmark for the LVIP BlackRock Scientific Allocation Fund changed from the Moderate Composite4 due to a change in its sub-advisers and investment strategies. For comparison, the same $10,000 invested from that same period of time for the Moderate Composite would have increased to $16,441.

Average annual total returns on investment	Ended 12/31/17

Standard Class Shares
One Year	+ 14.33%
Five Years	+ 7.17%
Ten Years	+ 5.09%

Service Class Shares
One Year	+ 14.04%
Five Years	+ 6.90%
Ten Years	+ 4.99%

1.

The BlackRock Scientific Allocation Composite is an unmanaged index compiled by the Fund’s adviser, which shows how the Fund’s performance compares with the returns of an index that reflects a similar asset allocation to the market sectors in which the Fund invests. The BlackRock Scientific Allocation Composite is constructed as follows: 50% MSCI All Country World Index and 50% Bloomberg Barclays U.S. Aggregate Bond Index.

2.

The MSCI All Country World Index (net dividends)is a free float-adjusted market capitalization weighted index that measures equity market performance of development markets. The indexes consists of more than 20 developed-market country indexes, including the United States.

3.

The Bloomberg Barclays U.S. Aggregate Index measures the performance of publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million par amount outstanding.

4.

The Moderate Composite is an unmanaged index compiled by the Fund’s adviser and is constructed as follows: 38% Bloomberg Barclays U.S. Aggregate Index, 13.5% MSCI EAFE® NR Value Index, 9% Russell 1000® Growth Index, 9% Russell 1000® Value Index, 9% MSCI EAFE® NR Growth Index, 7.5% Russell 1000® Index, 7.5% MSCI Emerging Markets NR Index, 4.5% Russell 2000® Index, and 2% Citigroup 3-month Treasury Bill Index.

Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. (DMHI) and its subsidiaries, including Delaware Management Company, formerly sub-adviser to the Fund. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

Advisory services formerly provided by Delaware Investments Fund Advisers (“DIFA”), a series of Macquarie Investment Management Business Trust (“MIMBT”), (formerly, Delaware Management Business Trust). MIMBT is a federally registered investment adviser. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by US laws and regulations.

All third-party trademarks are the property of their respective owners.

© 2018 Delaware Management Holdings, Inc.

LVIP BlackRock Scientific Allocation Fund–3

LVIP BlackRock Scientific Allocation Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2017 to December 31, 2017

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners, are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) Fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers and reimbursements in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Annualized Expense Ratio	Expenses Paid During Period 7/1/17 to 12/31/17*

Actual
Standard Class Shares	$1,000.00	$1,072.00	0.73%	$3.81
Service Class Shares	1,000.00	1,070.50	0.98%	5.11

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.53	0.73%	$3.72
Service Class Shares	1,000.00	1,020.27	0.98%	4.99

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP BlackRock Scientific Allocation Fund–4

LVIP BlackRock Scientific Allocation Fund

Security Type/Sector Allocation, Top 10 Equity Holdings and Geography Allocation (unaudited)

As of December 31, 2017

Sector and geographical designations may be different than those presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Common Stock	51.95%
U.S. Markets	27.50%
Aerospace & Defense	0.68%
Auto Components	0.28%
Banks	0.71%
Beverages	0.27%
Biotechnology	0.79%
Building Products	0.32%
Capital Markets	1.26%
Chemicals	0.42%
Commercial Services & Supplies	0.20%
Communications Equipment	0.39%
Construction & Engineering	0.01%
Diversified Financial Services	0.07%
Electric Utilities	0.17%
Electrical Equipment	0.13%
Electronic Equipment, Instruments & Components	0.22%
Equity Real Estate Investment Trusts	0.32%
Food & Staples Retailing	0.75%
Food Products	1.14%
Health Care Equipment & Supplies	0.52%
Health Care Providers & Services	1.25%
Hotels, Restaurants & Leisure	0.93%
Household Products	0.13%
Industrial Conglomerates	0.29%
Insurance	0.72%
Internet & Direct Marketing Retail	0.39%
Internet Software & Services	1.31%
IT Services	1.41%
Leisure Products	0.18%
Life Sciences Tools & Services	0.35%
Machinery	1.17%
Media	1.40%
Metals & Mining	0.08%
Multiline Retail	0.34%
Multi-Utilities	0.20%
Oil, Gas & Consumable Fuels	0.62%
Personal Products	0.18%
Pharmaceuticals	0.54%
Professional Services	0.25%
Road & Rail	0.76%
Semiconductors & Semiconductor Equipment	1.41%
Software	1.78%
Specialty Retail	1.22%
Technology Hardware, Storage & Peripherals	1.44%
Textiles, Apparel & Luxury Goods	0.14%
Tobacco	0.34%
Water Utilities	0.01%
Wireless Telecommunication Services	0.01%

Security Type/Sector	Percentage of Net Assets
Developed Markets	19.06%
Aerospace & Defense	0.14%
Air Freight & Logistics	0.07%
Airlines	0.29%
Auto Components	0.10%
Automobiles	0.38%
Banks	3.04%
Beverages	0.23%
Biotechnology	0.14%
Building Products	0.10%
Capital Markets	0.17%
Chemicals	1.30%
Commercial Services & Supplies	0.14%
Construction & Engineering	0.46%
Construction Materials	0.02%
Consumer Finance	0.10%
Containers & Packaging	0.02%
Distributors	0.01%
Diversified Telecommunication Services	0.86%
Electric Utilities	0.10%
Electrical Equipment	0.01%
Electronic Equipment, Instruments & Components	0.18%
Energy Equipment & Services	0.06%
Equity Real Estate Investment Trusts	0.01%
Food & Staples Retailing	0.40%
Food Products	0.14%
Gas Utilities	0.14%
Health Care Equipment & Supplies	0.08%
Health Care Providers & Services	0.02%
Hotels, Restaurants & Leisure	0.31%
Household Durables	0.19%
Household Products	0.11%
Industrial Conglomerates	0.11%
Insurance	1.13%
Internet & Direct Marketing Retail	0.01%
Internet Software & Services	0.03%
IT Services	0.20%
Life Sciences Tools & Services	0.02%
Machinery	0.34%
Media	0.16%
Metals & Mining	1.10%
Multiline Retail	0.02%
Multi-Utilities	0.38%
Oil, Gas & Consumable Fuels	1.26%
Paper & Forest Products	0.36%
Pharmaceuticals	1.14%
Professional Services	0.18%
Real Estate Management & Development	0.48%
Road & Rail	0.36%

LVIP BlackRock Scientific Allocation Fund–5

LVIP BlackRock Scientific Allocation Fund

Security Type/Sector Allocation, Top 10 Equity Holdings and Geography Allocation (unaudited) (continued)

Security Type/Sector	Percentage of Net Assets
Semiconductors & Semiconductor Equipment	0.59%
Software	0.15%
Specialty Retail	0.04%
Technology Hardware, Storage & Peripherals	0.09%
Textiles, Apparel & Luxury Goods	0.09%
Thrift & Mortgage Finance	0.01%
Tobacco	0.69%
Trading Companies & Distributors	0.15%
Transportation Infrastructure	0.04%
Water Utilities	0.01%
Wireless Telecommunication Services	0.60%
Emerging Markets	5.39%
Auto Components	0.01%
Automobiles	0.06%
Banks	0.71%
Beverages	0.04%
Biotechnology	0.02%
Capital Markets	0.02%
Chemicals	0.07%
Construction & Engineering	0.21%
Construction Materials	0.05%
Consumer Finance	0.01%
Diversified Financial Services	0.07%
Diversified Telecommunication Services	0.16%
Electric Utilities	0.12%
Electrical Equipment	0.03%
Electronic Equipment, Instruments & Components	0.50%
Food & Staples Retailing	0.01%
Food Products	0.27%
Health Care Providers & Services	0.04%
Household Durables	0.01%
Household Products	0.02%
Independent Power & Renewable Electricity Producers	0.05%
Industrial Conglomerates	0.11%
Insurance	0.04%
Internet Software & Services	0.45%
IT Services	0.09%
Leisure Products	0.02%
Machinery	0.03%
Marine	0.07%
Media	0.03%
Metals & Mining	0.33%
Oil, Gas & Consumable Fuels	0.89%
Personal Products	0.01%
Pharmaceuticals	0.01%
Real Estate Management & Development	0.08%
Semiconductors & Semiconductor Equipment	0.29%
Technology Hardware, Storage & Peripherals	0.07%
Textiles, Apparel & Luxury Goods	0.04%
Thrift & Mortgage Finance	0.10%
Tobacco	0.01%

Security Type/Sector	Percentage of Net Assets
Transportation Infrastructure	0.03%
Wireless Telecommunication Services	0.21%
Preferred Stock	0.21%
Agency Collateralized Mortgage Obligations	2.24%
Agency Commercial Mortgage-Backed Securities	0.46%
Agency Mortgage-Backed Securities	13.58%
Corporate Bonds	21.67%
Aerospace & Defense	0.43%
Agriculture	0.96%
Auto Manufacturers	1.01%
Auto Parts & Equipment	0.12%
Banks	5.58%
Beverages	0.15%
Biotechnology	0.29%
Building Materials	0.11%
Chemicals	0.34%
Computers	0.82%
Diversified Financial Services	0.69%
Electric	1.66%
Electronics	0.17%
Food	0.08%
Gas	0.12%
Health Care Products	1.00%
Health Care Services	0.39%
Insurance	0.32%
Internet	0.63%
Iron & Steel	0.20%
Leisure Time	0.04%
Lodging	0.03%
Machinery Diversified	0.06%
Manufacturing	0.07%
Media	0.77%
Oil & Gas	0.33%
Paper & Forest Products	0.07%
Pharmaceuticals	0.86%
Pipelines	1.18%
Real Estate Investment Trusts	0.79%
Retail	0.41%
Semiconductors	0.67%
Software	0.46%
Telecommunications	0.77%
Transportation	0.09%
Municipal Bonds	0.27%
Non-Agency Asset-Backed Securities	4.95%
Non-Agency Commercial Mortgage-Backed Security	0.05%
Sovereign Bonds	0.54%
U.S. Treasury Obligations	14.65%
Money Market Fund	0.94%

LVIP BlackRock Scientific Allocation Fund–6

LVIP BlackRock Scientific Allocation Fund

Security Type/Sector Allocation, Top 10 Equity Holdings and Geography Allocation (unaudited) (continued)

Security Type/Sector	Percentage of Net Assets
Total Investments	111.51%
Liabilities Net of Receivables and Other Assets	(11.51%)
Total Net Assets	100.00%

Holdings are for informational purpose only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Apple	1.04%
Boeing	0.63%
McDonald’s	0.61%
Mastercard	0.61%
Facebook	0.57%
Texas Instruments	0.56%
Union Pacific	0.55%
Walt Disney	0.52%
Sumitomo Mitsui Financial Group	0.52%
Bank of Nova Scotia	0.50%
Total	6.11%

Geography*	Percentage of Net Assets
Australia	1.92%
Austria	0.36%
Belgium	0.07%
Bermuda	0.01%
Brazil	0.32%
Canada	2.15%
Cayman Islands	0.20%
China	1.70%
Colombia	0.24%
Denmark	0.05%
Finland	0.48%
France	1.16%
Germany	1.91%
Guernsey	0.47%
Hong Kong	0.57%
Hungary	0.09%
India	0.59%
Indonesia	0.17%
Ireland	0.32%
Israel	0.04%
Italy	0.34%
Japan	4.41%
Liberia	0.04%
Luxembourg	0.35%
Malaysia	0.08%
Mexico	0.35%
Netherlands	1.09%
Norway	0.47%
Philippines	0.14%
Poland	0.40%
Portugal	0.12%
Republic of Korea	0.38%
Russia	0.10%
Singapore	0.13%
South Africa	0.06%
Spain	0.10%
Sweden	0.80%
Switzerland	0.66%
Taiwan	0.79%
Thailand	0.50%
Turkey	0.48%
United Kingdom	3.14%
United States	82.76%
Uruguay	0.06%
Total	110.57%

*Allocation includes all investments except for money market fund.

IT–Information Technology

LVIP BlackRock Scientific Allocation Fund–7

LVIP BlackRock Scientific Allocation Fund

Statement of Net Assets

December 31, 2017

	Number of Shares	Value (U.S. $)
COMMON STOCK–51.95%
U.S. MARKETS–27.50%
Aerospace & Defense–0.68%
Boeing	1,835	$541,160
Curtiss-Wright	76	9,261
Raytheon	145	27,238

		577,659

Auto Components–0.28%
Lear	1,297	229,128
Tenneco	156	9,132

		238,260

Banks–0.71%
Bank of America	3,541	104,530
Citigroup	98	7,292
Citizens Financial Group	6,988	293,356
First Horizon National	564	11,274
JPMorgan Chase & Co.	500	53,470
SunTrust Banks	2,189	141,388

		611,310

Beverages–0.27%
Dr Pepper Snapple Group	2,376	230,615

		230,615

Biotechnology–0.79%
AbbVie	1,496	144,678
†Alexion Pharmaceuticals	252	30,137
†Alkermes	170	9,304
†Alnylam Pharmaceuticals	92	11,689
Amgen	680	118,252
†Biogen	209	66,581
†BioMarin Pharmaceutical	192	17,121
†Celgene	771	80,462
Gilead Sciences	1,292	92,559
†Incyte	190	17,995
†Regeneron Pharmaceuticals	87	32,709
†Seattle Genetics	111	5,939
†United Therapeutics	49	7,250
†Vertex Pharmaceuticals	278	41,661

		676,337

Building Products–0.32%
Fortune Brands Home & Security	1,439	98,485
Masco	3,202	140,696
Owens Corning	423	38,891

		278,072

Capital Markets–1.26%
Ameriprise Financial	1,488	252,171
CME Group	2,424	354,025
Evercore Class A	250	22,500
Intercontinental Exchange	647	45,652
Legg Mason	171	7,179
S&P Global	1,472	249,357

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
U.S. MARKETS (continued)
Capital Markets (continued)
SEI Investments	850	$61,081
TD Ameritrade Holding	1,715	87,688

		1,079,653

Chemicals–0.42%
Air Products & Chemicals	979	160,634
Cabot	120	7,391
Eastman Chemical	267	24,735
LyondellBasell Industries Class A	1,388	153,124
Trinseo	183	13,286

		359,170

Commercial Services & Supplies–0.20%
Brink’s	163	12,828
KAR Auction Services	278	14,042
Republic Services	459	31,033
Waste Management	1,348	116,332

		174,235

Communications Equipment–0.39%
Cisco Systems	8,391	321,375
InterDigital	145	11,042

		332,417

Construction & Engineering–0.01%
EMCOR Group	107	8,747

		8,747

Diversified Financial Services–0.07%
Voya Financial	1,146	56,693

		56,693

Electric Utilities–0.17%
Edison International	300	18,972
Portland General Electric	371	16,910
PPL	1,553	48,065
Westar Energy	1,118	59,030

		142,977

Electrical Equipment–0.13%
Emerson Electric	764	53,243
Rockwell Automation	278	54,585

		107,828

Electronic Equipment, Instruments & Components–0.22%
†Flex	5,076	91,317
Jabil	504	13,230
†Sanmina	329	10,857
TE Connectivity	804	76,412

		191,816

Equity Real Estate Investment Trusts–0.32%
DCT Industrial Trust	524	30,801
First Industrial Realty Trust	368	11,581

LVIP BlackRock Scientific Allocation Fund–8

LVIP BlackRock Scientific Allocation Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
U.S. MARKETS (continued)
Equity Real Estate Investment Trusts (continued)
Host Hotels & Resorts	2,743	$54,449
Park Hotels & Resorts	859	24,696
RLJ Lodging Trust	1,815	39,876
Simon Property Group	375	64,403
Weingarten Realty Investors	1,457	47,892

		273,698

Food & Staples Retailing–0.75%
Costco Wholesale	1,768	329,060
CVS Health	2,056	149,060
Walgreens Boots Alliance	1,418	102,975
Wal-Mart Stores	640	63,200

		644,295

Food Products–1.14%
Archer-Daniels-Midland	5,686	227,895
Bunge	156	10,464
Conagra Brands	647	24,372
Hershey	1,628	184,794
Ingredion	1,535	214,593
Lamb Weston Holdings	254	14,338
McCormick & Co	1,161	118,318
†Pilgrim’s Pride	2,028	62,990
Pinnacle Foods	353	20,993
Tyson Foods Class A	1,189	96,392

		975,149

Health Care Equipment & Supplies–0.52%
Baxter International	2,721	175,885
Danaher	890	82,610
†Edwards Lifesciences	130	14,652
†IDEXX Laboratories	804	125,730
†Masimo	567	48,082

		446,959

Health Care Providers & Services–1.25%
Aetna	78	14,070
AmerisourceBergen	1,237	113,581
†Express Scripts Holding	1,130	84,343
Humana	1,008	250,055
McKesson	402	62,692
Quest Diagnostics	474	46,684
UnitedHealth Group	1,890	416,669
†WellCare Health Plans	406	81,651

		1,069,745

Hotels, Restaurants & Leisure–0.93%
Carnival	3,667	243,379
Extended Stay America	930	17,670
McDonald’s	3,022	520,147
Royal Caribbean Cruises	85	10,139

		791,335

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
U.S. MARKETS (continued)
Household Products–0.13%
Clorox	532	$79,130
Kimberly-Clark	274	33,061

		112,191

Industrial Conglomerates–0.29%
3M	304	71,552
Carlisle	554	62,962
Honeywell International	723	110,879

		245,393

Insurance–0.72%
Allstate	656	68,690
CNA Financial	3,835	203,447
Principal Financial Group	1,631	115,083
Prudential Financial	1,863	214,208
Reinsurance Group of America	73	11,383

		612,811

Internet & Direct Marketing Retail–0.39%
†Amazon.com	282	329,791

		329,791

Internet Software & Services–1.31%
†Alphabet Class A	162	170,651
†Alphabet Class C	172	179,981
†eBay	386	14,568
†Facebook Class A	2,774	489,500
LogMeIn	229	26,221
†VeriSign	2,067	236,547

		1,117,468

IT Services–1.41%
Accenture Class A	557	85,271
Amdocs	388	25,406
Automatic Data Processing	111	13,008
Booz Allen Hamilton Holding	2,022	77,099
†Euronet Worldwide	103	8,680
Genpact	437	13,870
International Business Machines	1,398	214,481
Mastercard Class A	3,428	518,862
†PayPal Holdings	722	53,154
Visa Class A	1,743	198,737

		1,208,568

Leisure Products–0.18%
Brunswick	222	12,259
Hasbro	1,526	138,698

		150,957

Life Sciences Tools & Services–0.35%
Agilent Technologies	2,617	175,260
†Charles River Laboratories International	107	11,711

LVIP BlackRock Scientific Allocation Fund–9

LVIP BlackRock Scientific Allocation Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
U.S. MARKETS (continued)
Life Sciences Tools & Services (continued)
†Mettler-Toledo International	158	$97,884
PerkinElmer	207	15,136

		299,991

Machinery–1.17%
Caterpillar	82	12,922
Cummins	239	42,217
Illinois Tool Works	2,535	422,965
Ingersoll-Rand	1,696	151,266
Oshkosh	272	24,722
PACCAR	2,891	205,492
Parker-Hannifin	451	90,011
Stanley Black & Decker	313	53,113
Toro	34	2,218

		1,004,926

Media–1.40%
†AMC Networks Class A	232	12,547
CBS Class B	2,598	153,282
†=Century Communications	5,000	0
Comcast Class A	10,236	409,952
Interpublic Group	4,902	98,824
†Madison Square Garden Class A	51	10,753
Time Warner	763	69,792
Walt Disney	4,135	444,554

		1,199,704

Metals & Mining–0.08%
Newmont Mining	1,540	57,781
Reliance Steel & Aluminum	133	11,410

		69,191

Multiline Retail–0.34%
Kohl’s	441	23,915
Target	4,057	264,719

		288,634

Multi-Utilities–0.20%
Ameren	439	25,897
CenterPoint Energy	1,400	39,704
CMS Energy	2,040	96,492
Vectren	175	11,379

		173,472

Oil, Gas & Consumable Fuels–0.62%
ConocoPhillips	570	31,287
Exxon Mobil	722	60,388
Marathon Petroleum	987	65,122
†Peabody Energy	372	14,646
Valero Energy	3,880	356,611

		528,054

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
U.S. MARKETS (continued)
Personal Products–0.18%
Estee Lauder Class A	1,185	$150,779

		150,779

Pharmaceuticals–0.54%
Bristol-Myers Squibb	198	12,133
Johnson & Johnson	2,100	293,412
Merck & Co	1,609	90,538
Pfizer	190	6,882
Zoetis	864	62,243

		465,208

Professional Services–0.25%
ManpowerGroup	1,659	209,216
†WageWorks	93	5,766

		214,982

Road & Rail–0.76%
Landstar System	203	21,132
Norfolk Southern	848	122,875
Ryder System	474	39,897
Union Pacific	3,491	468,143

		652,047

Semiconductors & Semiconductor Equipment–1.41%
†Advanced Energy Industries	117	7,895
Applied Materials	2,173	111,084
†First Solar	165	11,141
Intel	4,411	203,612
KLA-Tencor	799	83,951
Maxim Integrated Products	2,414	126,204
†Micron Technology	542	22,287
MKS Instruments	162	15,309
NVIDIA	79	15,287
†ON Semiconductor	538	11,266
QUALCOMM	798	51,088
Skyworks Solutions	387	36,746
Teradyne	633	26,504
Texas Instruments	4,615	481,991

		1,204,365

Software–1.78%
†Adobe Systems	1,692	296,506
†Aspen Technology	244	16,153
†Dell Technologies Class V	377	30,643
Intuit	1,404	221,523
†Manhattan Associates	218	10,800
Microsoft	4,717	403,492
Oracle	8,324	393,559
†Synopsys	457	38,955
†Take-Two Interactive Software	177	19,431
†VMware Class A	642	80,455

LVIP BlackRock Scientific Allocation Fund–10

LVIP BlackRock Scientific Allocation Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
U.S. MARKETS (continued)
Software (continued)
†Zynga Class A	2,953	$11,812

		1,523,329

Specialty Retail–1.22%
Best Buy	1,564	107,087
†Burlington Stores	134	16,486
Home Depot	762	144,422
Lowe’s	3,042	282,723
Ross Stores	2,188	175,587
TJX	4,127	315,550

		1,041,855

Technology Hardware, Storage & Peripherals–1.44%
Apple	5,281	893,704
Hewlett Packard Enterprise	2,730	39,203
HP	8,684	182,451
NetApp	2,126	117,610

		1,232,968

Textiles, Apparel & Luxury Goods–0.14%
Carter’s	186	21,853
Ralph Lauren	911	94,462

		116,315

Tobacco–0.34%
Altria Group	4,017	286,854

		286,854

Water Utilities–0.01%
American Water Works	124	11,345

		11,345

Wireless Telecommunication Services–0.01%
Telephone & Data Systems	325	9,035

		9,035

Total U.S. Markets (Cost $18,637,514)		23,517,203

§DEVELOPED MARKETS–19.06%
Aerospace & Defense–0.14%
QinetiQ Group	26,116	81,487
Thales	343	36,914

		118,401

Air Freight & Logistics–0.07%
bpost	1,252	38,104
Deutsche Post	388	18,443

		56,547

Airlines–0.29%
Deutsche Lufthansa	787	28,902
Qantas Airways	55,333	216,963

		245,865

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
§DEVELOPED MARKETS (continued)
Auto Components–0.10%
Cie Plastic Omnium	644	$29,228
Faurecia	647	50,424
†Xinyi Glass Holdings	6,000	7,799

		87,451

Automobiles–0.38%
Geely Automobile Holdings	22,000	75,777
Nissan Motor	6,800	67,701
Peugeot	8,820	179,145
Renault	21	2,108

		324,731

Banks–3.04%
†Banco Comercial Portugues Class R	31,512	10,257
Bank Hapoalim	2,543	18,675
Bank of Nova Scotia	6,654	429,413
BNP Paribas	1,920	142,826
BOC Hong Kong Holdings	3,500	17,688
Canadian Imperial Bank of Commerce	1,264	123,222
Chiba Bank	1,000	8,293
Dah Sing Banking Group	2,000	4,337
FinecoBank Banca Fineco	2,341	23,912
First International Bank of Israel	562	11,655
Gunma Bank	1,200	7,230
Hokuhoku Financial Group	300	4,674
HSBC Holdings	8,467	87,448
ING Groep	7,768	142,595
Lloyds Banking Group	8,282	7,594
Mediobanca	7,041	79,780
Mizuho Financial Group	15,700	28,387
National Australia Bank	1,227	28,178
National Bank of Canada	986	49,198
†Raiffeisen Bank International	365	13,226
Resona Holdings	31,000	184,722
Royal Bank of Canada	3,788	309,338
Senshu Ikeda Holdings	13,300	48,946
Sumitomo Mitsui Financial Group	10,300	443,977
Sumitomo Mitsui Trust Holdings	2,100	83,089
Toronto-Dominion Bank	4,972	291,319

		2,599,979

Beverages–0.23%
Carlsberg Class B	86	10,315
Coca-Cola Bottlers Japan Holdings Inc
Class C	300	10,947
Coca-Cola European Partners	244	9,723
Diageo	4,173	152,959
Fevertree Drinks	300	9,223

		193,167

Biotechnology–0.14%
CSL	512	56,266

LVIP BlackRock Scientific Allocation Fund–11

LVIP BlackRock Scientific Allocation Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
§DEVELOPED MARKETS (continued)
Biotechnology (continued)
†Genmab	49	$8,126
Grifols	280	8,187
Shire	988	51,199

		123,778

Building Products–0.10%
Cie de Saint-Gobain	1,500	82,554

		82,554

Capital Markets–0.17%
Banca Generali	104	3,456
BT Investment Management	1,212	10,638
Euronext	390	24,191
Hong Kong Exchanges & Clearing	700	21,412
Jupiter Fund Management	770	6,515
Macquarie Group	855	66,130
Magellan Financial Group	347	7,277
Partners Group Holding	15	10,278

		149,897

Chemicals–1.30%
Covestro	1,530	157,539
DIC	100	3,762
Evonik Industries	3,088	115,983
Koninklijke DSM	4,040	385,917
Lintec	200	5,570
Mitsubishi Chemical Holdings	22,600	247,288
Nippon Shokubai	100	6,741
Sika	3	23,802
Sumitomo Chemical	13,000	93,023
Teijin	300	6,666
Tosoh	500	11,280
Ube Industries	400	11,717
Wacker Chemie	130	25,188
Zeon	1,000	14,432

		1,108,908

Commercial Services & Supplies–0.14%
IWG	1,424	4,949
Rentokil Initial	4,078	17,471
Secom	1,000	75,443
Toppan Printing	2,000	18,066

		115,929

Construction & Engineering–0.46%
CIMIC Group	664	26,557
HOCHTIEF	1,866	329,550
Maeda	1,000	13,765
NCC Class B	537	10,297
Nishimatsu Construction	200	5,595
Penta-Ocean Construction	1,100	8,195

		393,959

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
§DEVELOPED MARKETS (continued)
Construction Materials–0.02%
CSR	2,703	$9,993
Wienerberger	344	8,326

		18,319

Consumer Finance–0.10%
Hitachi Capital	3,400	85,262

		85,262

Containers & Packaging–0.02%
DS Smith	2,020	14,080

		14,080

Distributors–0.01%
Inchcape	1,014	10,682

		10,682

Diversified Telecommunication Services–0.86%
Deutsche Telekom	5,560	98,281
Koninklijke KPN	17,841	62,288
Nippon Telegraph & Telephone	5,200	244,473
Proximus	605	19,854
Telenor	8,238	176,349
Telstra	47,355	133,865

		735,110

Electric Utilities–0.10%
Chubu Electric Power	4,200	52,096
CLP Holdings	3,000	30,699

		82,795

Electrical Equipment–0.01%
Nexans	136	8,314

		8,314

Electronic Equipment, Instruments & Components–0.18%
†Celestica	554	5,809
Electrocomponents	1,124	9,488
Hitachi	14,000	108,615
Japan Aviation Electronics Industry	1,000	16,860
Venture	700	10,687

		151,459

Energy Equipment & Services–0.06%
Subsea 7	3,606	54,025

		54,025

Equity Real Estate Investment Trusts–0.01%
Stockland	3,369	11,752

		11,752

Food & Staples Retailing–0.40%
Axfood	524	10,095
Jeronimo Martins	4,718	91,678
Koninklijke Ahold Delhaize	2,385	52,429

LVIP BlackRock Scientific Allocation Fund–12

LVIP BlackRock Scientific Allocation Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
§DEVELOPED MARKETS (continued)
Food & Staples Retailing (continued)
Sundrug	300	$13,916
Wesfarmers	1,943	67,185
Woolworths Group	4,992	106,062

		341,365

Food Products–0.14%
Leroy Seafood Group	2,050	10,981
Maple Leaf Foods	282	8,036
†Marine Harvest	2,775	46,927
Nestle	242	20,806
NH Foods	1,000	24,359
Suedzucker	521	11,278

		122,387

Gas Utilities–0.14%
Tokyo Gas	5,300	121,097

		121,097

Health Care Equipment & Supplies–0.08%
Cochlear	502	66,918

		66,918

Health Care Providers & Services–0.02%
Miraca Holdings	500	21,328

		21,328

Hotels, Restaurants & Leisure–0.31%
Aristocrat Leisure	8,329	153,372
Carnival (London Stock Exchange)	1,305	85,863
Kindred Group SDR	778	11,109
Melia Hotels International	465	6,398
Skylark	500	7,105

		263,847

Household Durables–0.19%
Electrolux Class B	3,230	103,991
Fujitsu General	500	10,961
Haseko	800	12,399
Iida Group Holdings	200	3,765
JM	221	5,034
Sekisui Chemical	500	10,010
Sekisui House	400	7,215
Skyworth Digital Holdings	6,000	2,576
Sumitomo Forestry	400	7,134

		163,085

Household Products–0.11%
Lion	500	9,451
Pigeon	300	11,399
Reckitt Benckiser Group	757	70,623

		91,473

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
§DEVELOPED MARKETS (continued)
Industrial Conglomerates–0.11%
DCC	540	$54,344
Rheinmetall	333	42,112

		96,456

Insurance–1.13%
AIA Group	5,800	49,333
Allianz	186	42,566
ASR Nederland	1,057	43,513
Assicurazioni Generali	6,253	113,814
AXA	3,539	104,872
Direct Line Insurance Group	1,493	7,683
Helvetia Holding	17	9,562
Manulife Financial	4,205	87,713
NN Group	952	41,177
Old Mutual	17,268	54,019
Old Mutual (South African Shares)	3,855	11,806
Prudential	107	2,740
Sampo Class A	1,218	66,846
Sun Life Financial	1,763	72,764
Suncorp Group	7,531	81,171
†Swiss Life Holding	38	13,432
Talanx	908	37,003
Tokio Marine Holdings	1,600	72,773
†Topdanmark	251	10,840
Tryg	619	15,484
Unipol Gruppo	1,579	7,396
Validus Holdings	237	11,120
Vienna Insurance Group	181	5,584

		963,211

Internet & Direct Marketing Retail–0.01%
†ASOS	141	12,720

		12,720

Internet Software & Services–0.03%
Moneysupermarket.com Group	1,236	5,939
Rightmove	193	11,712
†Wix.com	138	7,942

		25,593

IT Services–0.20%
Atos	711	103,372
Fujitsu	2,000	14,179
Itochu Techno-Solutions	200	8,675
Obic	500	36,724
Tech Mahindra	1,068	8,434

		171,384

Life Sciences Tools & Services–0.02%
†ICON	153	17,159

		17,159

LVIP BlackRock Scientific Allocation Fund–13

LVIP BlackRock Scientific Allocation Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
§DEVELOPED MARKETS (continued)
Machinery–0.34%
Cargotec Class B	223	$12,626
Georg Fischer	31	40,925
Glory	100	3,769
Sandvik	1,620	28,358
Spirax-Sarco Engineering	176	13,306
Valmet	533	10,517
Volvo Class B	9,550	177,839

		287,340

Media–0.16%
†Altice Class B	351	3,721
Fuji Media Holdings	500	7,848
†I-CABLE Communications	702	21
Mediaset Espana Comunicacion	6,254	70,138
Modern Times Group Class B	157	6,597
Nippon Television Holdings	400	6,843
Technicolor	5,168	17,798
UBM	2,248	22,632

		135,598

Metals & Mining–1.10%
Anglo American	659	13,578
Anglo American (London Stock Exchange)	8,506	176,916
Aurubis	431	40,007
BHP Billiton	8,040	184,686
BHP Billiton (London Stock Exchange)	1,824	36,882
BlueScope Steel	2,052	24,440
Boliden	1,826	62,445
Centamin	3,479	7,410
Dowa Holdings	800	32,490
Evolution Mining	6,377	13,206
Fortescue Metals Group	7,264	27,490
†Glencore	10,364	54,245
†Kinross Gold	1,149	4,954
Lundin Mining	1,778	11,825
Newcrest Mining	2,263	40,286
Norsk Hydro	8,091	61,336
Northern Star Resources	5,270	25,091
OZ Minerals	1,087	7,720
Regis Resources	2,046	6,863
Rio Tinto (Australian Securities Exchange)	593	34,865
Rio Tinto (London Stock Exchange)	854	44,799
Salzgitter	236	13,406
†SSAB Class A	2,515	13,744
Teck Resources Class B	223	5,831

		944,515

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
§DEVELOPED MARKETS (continued)
Multiline Retail–0.02%
Dollarama	123	$15,368

		15,368

Multi-Utilities–0.38%
E.ON	27,509	298,092
National Grid	1,816	21,408
†RWE	198	4,029

		323,529

Oil, Gas & Consumable Fuels–1.26%
BP	15,229	106,836
Caltex Australia	5,887	155,954
Canadian Natural Resources	2,936	104,921
Enerplus	1,146	11,223
Japan Petroleum Exploration	200	5,287
JXTG Holdings	25,600	164,514
Neste	1,232	78,862
OMV	4,433	280,999
Royal Dutch Shell Class A	1,808	60,357
Royal Dutch Shell Class B	913	30,744
Statoil	2,329	49,860
Suncor Energy	694	25,480

		1,075,037

Paper & Forest Products–0.36%
Mondi	418	10,863
Svenska Cellulosa Class B	5,343	55,071
UPM-Kymmene	7,850	243,702

		309,636

Pharmaceuticals–1.14%
Astellas Pharma	25,600	325,204
Bayer	798	99,162
Daiichi Sankyo	600	15,601
GlaxoSmithKline	6,008	106,397
†Indivior	1,093	6,002
Kaken Pharmaceutical	300	15,457
Recordati	692	30,752
Roche Holding	1,361	344,136
Shionogi & Co	200	10,807
Sino Biopharmaceutical	13,000	22,983

		976,501

Professional Services–0.18%
Intertek Group	2,175	152,106

		152,106

Real Estate Management & Development–0.48%
CapitaLand	18,500	48,668
Daito Trust Construction	500	101,866
Deutsche EuroShop	148	6,015
Henderson Land Development	1,100	7,233
Hysan Development	4,000	21,221

LVIP BlackRock Scientific Allocation Fund–14

LVIP BlackRock Scientific Allocation Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
§DEVELOPED MARKETS (continued)
Real Estate Management & Development (continued)
Kerry Properties	7,500	$33,692
KWG Property Holding	12,000	13,988
Shenzhen Investment	8,000	3,312
Sun Hung Kai Properties	9,000	149,842
Swire Properties	2,600	8,386
TAG Immobilien	516	9,795
Wheelock & Co	1,000	7,128

		411,146

Road & Rail–0.36%
Canadian National Railway	1,882	155,186
Canadian Pacific Railway	515	94,093
ComfortDelGro	35,300	52,155
Sotetsu Holdings	200	5,252

		306,686

Semiconductors & Semiconductor Equipment–0.59%
ASML Holding	888	154,386
BE Semiconductor Industries	202	16,874
†Dialog Semiconductor	167	5,172
†Siltronic	103	14,891
STMicroelectronics	7,350	160,333
Tokyo Electron	800	144,312
Ulvac	200	12,543

		508,511

Software–0.15%
Playtech	946	10,979
SAP	809	90,507
Software	216	12,116
†Temenos Group	124	15,868

		129,470

Specialty Retail–0.04%
Dixons Carphone	4,400	11,804
Fielmann	124	10,922
JB Hi-Fi	318	6,166
WH Smith	143	4,531

		33,423

Technology Hardware, Storage & Peripherals–0.09%
Logitech International Class R	2,393	80,614

		80,614

Textiles, Apparel & Luxury Goods–0.09%
Kering	68	32,009
LVMH Moet Hennessy Louis Vuitton	46	13,501
Moncler	972	30,382
PRADA	1,200	4,333

		80,225

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
§DEVELOPED MARKETS (continued)
Thrift & Mortgage Finance–0.01%
Aareal Bank	140	$6,321

		6,321

Tobacco–0.69%
British American Tobacco	3,314	224,022
Imperial Brands	3,822	163,026
Swedish Match	5,139	202,434

		589,482

Trading Companies & Distributors–0.15%
ITOCHU	5,100	95,072
Kloeckner & Co	995	12,225
Mitsui & Co	600	9,734
Sumitomo	800	13,569

		130,600

Transportation Infrastructure–0.04%
Sydney Airport	6,123	33,598

		33,598

Water Utilities–0.01%
Guangdong Investment	6,000	8,022

		8,022

Wireless Telecommunication Services–0.60%
KDDI	3,600	89,422
NTT DOCOMO	15,900	375,940
Vodafone Group	16,284	51,474

		516,836

Total Developed Markets (Cost $14,539,158)		16,305,551

×EMERGING MARKETS–5.39%
Auto Components–0.01%
Apollo Tyres	2,002	8,399

		8,399

Automobiles–0.06%
Dongfeng Motor Group	8,000	9,656
†Tata Motors	5,807	39,183

		48,839

Banks–0.71%
Agricultural Bank of China	19,000	8,830
Axis Bank	1,319	11,637
Banco do Brasil	1,665	15,972
Bangkok Bank NVDR	3,200	19,834
Bank of China	69,000	33,792
Bank Pekao	151	5,608
China Construction Bank	131,000	120,592
CTBC Financial Holding	10,000	6,874
ICICI Bank	5,366	26,299

LVIP BlackRock Scientific Allocation Fund–15

LVIP BlackRock Scientific Allocation Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
×EMERGING MARKETS (continued)
Banks (continued)
Industrial & Commercial Bank of China	94,000	$75,354
Kasikornbank NVDR	11,800	83,807
Krung Thai Bank NVDR	14,800	8,700
OTP Bank	793	32,752
†Punjab National Bank	4,048	10,839
Siam Commercial Bank NVDR	15,500	71,145
State Bank of India	1,345	6,515
Turkiye Garanti Bankasi	5,299	14,974
Turkiye Is Bankasi Class C	30,649	56,277

		609,801

Beverages–0.04%
Ambev	4,900	31,435

		31,435

Biotechnology–0.02%
†Celltrion	90	18,565

		18,565

Capital Markets–0.02%
China Cinda Asset Management	31,000	11,319
Yuanta Financial Holding	6,000	2,775

		14,094

Chemicals–0.07%
PTT Global Chemical NVDR	21,500	56,037

		56,037

Construction & Engineering–0.21%
China Communications Construction	89,000	100,970
China Railway Construction	59,000	68,418
†Hyundai Development Co-Engineering & Construction	159	5,721
Metallurgical Corp. of China	14,000	4,111

		179,220

Construction Materials–0.05%
Anhui Conch Cement	7,000	32,856
†Cemex	16,770	12,546

		45,402

Consumer Finance–0.01%
Ujjivan Financial Services	1,039	6,313

		6,313

Diversified Financial Services–0.07%
Haci Omer Sabanci Holding	21,311	62,434

		62,434

Diversified Telecommunication Services–0.16%
Telekomunikasi Indonesia Persero	380,100	124,404
†True NVDR	65,500	12,425

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
×EMERGING MARKETS (continued)
Diversified Telecommunication Services (continued)
†Turk Telekomunikasyon	1,740	$2,952

		139,781

Electric Utilities–0.12%
Korea Electric Power	255	9,064
†PGE Polska Grupa Energetyczna	25,732	88,936
Transmissora Alianca de Energia Eletrica	1,198	7,707

		105,707

Electrical Equipment–0.03%
Bharat Heavy Electricals	8,943	12,928
Teco Electric and Machinery	9,000	8,595

		21,523

Electronic Equipment, Instruments & Components–0.50%
AU Optronics	38,000	15,793
Compeq Manufacturing	9,000	11,533
Delta Electronics Thailand NVDR	4,800	10,789
Hon Hai Precision Industry	93,000	295,702
Innolux	231,000	95,890

		429,707

Food & Staples Retailing–0.01%
Magnit PJSC GDR	276	7,512

		7,512

Food Products–0.27%
Gruma Class B	435	5,516
JBS	14,058	41,575
Uni-President Enterprises	37,000	81,941
Universal Robina	34,440	104,175

		233,207

Health Care Providers & Services–0.04%
Netcare	18,643	37,896

		37,896

Household Durables–0.01%
†LG Electronics	98	9,690

		9,690

Household Products–0.02%
Hindustan Unilever	719	15,408
Unilever Indonesia	1,100	4,532

		19,940

Independent Power & Renewable Electricity Producers–0.05%
Huadian Power International	6,000	2,177
Huaneng Power International	58,000	36,353

		38,530

Industrial Conglomerates–0.11%
Enka Insaat ve Sanayi	32,002	50,918

LVIP BlackRock Scientific Allocation Fund–16

LVIP BlackRock Scientific Allocation Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
×EMERGING MARKETS (continued)
Industrial Conglomerates (continued)
KOC Holding	5,049	$24,600
Turkiye Sise ve Cam Fabrikalari	12,306	15,248

		90,766

Insurance–0.04%
Ping An Insurance Group Co. of China	3,500	36,302

		36,302

Internet Software & Services–0.45%
†Alibaba Group Holding ADR	363	62,592
†Just Dial	1,074	8,787
NAVER	31	25,184
†Sohu.com	185	8,020
Tencent Holdings	5,000	258,790
†YY ADR	198	22,386

		385,759

IT Services–0.09%
HCL Technologies	1,235	17,230
Infosys	1,175	19,098
Tata Consultancy Services	731	30,908
Wipro	2,478	12,152

		79,388

Leisure Products–0.02%
Merida Industry	4,000	16,761

		16,761

Machinery–0.03%
Yangzijiang Shipbuilding Holdings	25,500	27,961

		27,961

Marine–0.07%
MISC	32,200	58,900

		58,900

Media–0.03%
BEC World NVDR	15,300	6,150
Multiplus	537	5,666
Naspers Class N	46	12,744

		24,560

Metals & Mining–0.33%
Eregli Demir ve Celik Fabrikalari	51,462	135,781
KGHM Polska Miedz	4,288	136,541
MMC Norilsk Nickel PJSC	59	11,076

		283,398

Oil, Gas & Consumable Fuels–0.89%
Banpu NVDR	45,200	27,016
Bharat Petroleum	8,665	70,233
China Petroleum & Chemical	28,000	20,508
China Shenhua Energy	16,000	41,335
CNOOC	26,000	37,326

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
×EMERGING MARKETS (continued)
Oil, Gas & Consumable Fuels (continued)
Hindustan Petroleum	5,961	$39,090
Indian Oil	3,870	23,520
LUKOIL PJSC	462	26,689
MOL Hungarian Oil & Gas	3,648	42,296
Novatek PJSC GDR	97	11,659
Oil & Natural Gas	15,571	47,466
Polski Koncern Naftowy ORLEN	3,127	95,044
Polskie Gornictwo Naftowe i Gazownictwo	9,982	18,037
PTT Exploration & Production NVDR	28,100	86,116
PTT NVDR	2,800	37,733
SK Innovation	216	41,207
S-Oil	183	19,988
Surgutneftegas OJSC	7,572	3,662
Tatneft PJSC	1,504	12,467
Tupras Turkiye Petrol Rafinerileri	1,403	44,961
United Tractors	5,200	13,568

		759,921

Personal Products–0.01%
Amorepacific	18	5,120

		5,120

Pharmaceuticals–0.01%
Dr Reddy’s Laboratories	131	4,952
Hypermarcas	591	6,414

		11,366

Real Estate Management & Development–0.08%
Greentown China Holdings	4,000	5,136
Guangzhou R&F Properties	26,400	59,355
Sino-Ocean Group Holdings	4,000	2,754

		67,245

Semiconductors & Semiconductor Equipment–0.29%
Elite Advanced Laser	6,000	25,998
†SK Hynix	2,289	162,579
Taiwan Semiconductor Manufacturing	8,000	61,257

		249,834

Technology Hardware, Storage & Peripherals–0.07%
Inventec	43,000	34,221
Samsung Electronics	11	26,135

		60,356

Textiles, Apparel & Luxury Goods–0.04%
ANTA Sports Products	2,000	9,075
Feng TAY Enterprise	2,000	9,107
Formosa Taffeta	11,000	11,547

		29,729

LVIP BlackRock Scientific Allocation Fund–17

LVIP BlackRock Scientific Allocation Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
×EMERGING MARKETS (continued)
Thrift & Mortgage Finance–0.10%
Housing Development Finance	3,270	$87,566

		87,566

Tobacco–0.01%
British American Tobacco Malaysia	800	7,907

		7,907

Transportation Infrastructure–0.03%
Zhejiang Expressway	22,000	24,188

		24,188

Wireless Telecommunication Services–0.21%
America Movil	19,063	16,423
China Mobile	13,000	131,457
Mobile TeleSystems PJSC ADR	548	5,584
PLDT	560	16,611
†Total Access Communication NVDR	7,000	10,501

		180,576

Total Emerging Markets (Cost $4,036,781)		4,611,635

Total Common Stock (Cost $37,213,453)		44,434,389

PREFERRED STOCK–0.21%
Banco Bradesco 3.52%	1,500	15,307
Bayerische Motoren Werke 4.65%	97	8,656
Braskem 2.85%	805	10,404
Cia Brasileira de Distribuicao 0.40%	1,632	38,833
Cia Energetica de Sao Paulo 3.74%	7,426	29,551
Itau Unibanco Holding 3.32%	5,465	70,152
Surgutneftegas OJSC 2.11%	6,712	3,275

Total Preferred Stock (Cost $175,857)		176,178

	Principal Amount°

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–2.24%
Fannie Mae Connecticut Avenue Securities
•Series 2017-C02 2M1 2.702% (LIBOR01M + 1.15%) 9/25/29	188,807	190,522
•Series 2017-C04 2M1 2.402% (LIBOR01M + 0.85%) 11/25/29	190,284	191,342
•Series 2017-C05 1M1 2.102% (LIBOR01M + 0.55%) 1/25/30	166,446	166,658

	Principal Amount°	Value (U.S. $)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Fannie Mae Connecticut Avenue Securities (continued)
•Series 2017-C06 1M1 2.302% (LIBOR01M + 0.75%) 2/25/30	101,453	$101,804
•Series 2017-C06 2M1 2.302% (LIBOR01M + 0.75%) 2/25/30	67,897	68,062
•Series 2017-C07 2M1 2.202% (LIBOR01M + 0.65%) 5/25/30	218,482	219,181
Freddie Mac Structured Agency Credit Risk Debt Notes
•Series 2017-DNA1 M1 2.752% (LIBOR01M + 1.20%) 7/25/29	237,172	239,900
•Series 2017-DNA3 M1 2.302% (LIBOR01M + 0.75%) 3/25/30	246,163	247,112
•Series 2017-HQA2 M1 2.352% (LIBOR01M + 0.80%) 12/25/29	240,868	241,645
•Series 2017-HQA3 M1 2.102% (LIBOR01M + 0.55%) 4/25/30	245,831	245,831

Total Agency Collateralized Mortgage Obligations (Cost $1,909,437)		1,912,057

AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–0.46%
Freddie Mac Multifamily Structured Pass Through Certificates
◆Series K056 A2 2.525% 5/25/26	90,000	88,196
◆Series K057 A2 2.57% 7/25/26 .	100,000	98,356
◆Series K062 A2 3.413% 12/25/26	200,000	208,874

Total Agency Commercial Mortgage-Backed Securities (Cost $397,597)		395,426

AGENCY MORTGAGE-BACKED SECURITIES–13.58%
Fannie Mae S.F. 15 yr TBA 4.00% 1/1/33	175,000	179,973
Fannie Mae S.F. 30 yr 4.50% 8/1/41	36,326	39,408
5.00% 2/1/35	4,943	5,369
5.00% 10/1/35	4,293	4,663
5.00% 11/1/35	5,051	5,487
5.50% 8/1/37	4,603	5,107
6.00% 12/1/36	1,119	1,265
6.00% 2/1/37	3,539	4,008

LVIP BlackRock Scientific Allocation Fund–18

LVIP BlackRock Scientific Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued)
6.00% 8/1/37	3,923	$4,411
6.00% 9/1/37	1,255	1,420
6.00% 5/1/38	12,583	14,184
6.00% 9/1/38	3,364	3,800
6.00% 11/1/38	2,637	2,982
6.00% 9/1/39	10,940	12,316
6.00% 3/1/40	4,865	5,482
6.00% 7/1/40	16,555	18,677
6.00% 5/1/41	5,975	6,737
Fannie Mae S.F. 30 yr TBA
3.00% 1/1/48	25,000	25,000
3.50% 1/1/48	2,425,000	2,489,793
4.00% 1/1/48	2,475,000	2,588,204
4.50% 1/1/48	2,275,000	2,420,387
5.00% 1/1/48	1,250,000	1,343,481
Freddie Mac S.F. 30 yr
4.50% 5/1/40	106,862	115,230
5.50% 3/1/34	1,361	1,507
5.50% 12/1/34	1,298	1,442
5.50% 4/1/38	5,357	5,919
5.50% 7/1/38	5,408	5,973
6.00% 3/1/36	3,944	4,450
6.00% 9/1/37	3,226	3,617
6.00% 1/1/38	1,489	1,668
6.00% 6/1/38	4,135	4,663
Freddie Mac S.F. 30 yr TBA
3.50% 1/1/48	475,000	487,790
4.00% 1/1/48	50,000	52,285
GNMA II S.F. 30 yr 5.00% 5/20/47	391,054	417,921
GNMA II S.F. 30 yr TBA
3.00% 1/1/48	750,000	756,797
3.50% 1/1/48	200,000	206,750
4.00% 1/1/48	175,000	182,424
4.50% 1/1/48	175,000	183,559

Total Agency Mortgage-Backed Securities (Cost $11,578,864)		11,614,149

CORPORATE BONDS–21.67%
Aerospace & Defense–0.43%
General Dynamics 2.625% 11/15/27	100,000	96,944
Lockheed Martin 2.50% 11/23/20	200,000	201,413
Northrop Grumman 2.93% 1/15/25	70,000	69,694

		368,051

Agriculture–0.96%
Altria Group 3.875% 9/16/46	50,000	49,744
BAT Capital 2.297% 8/14/20	95,000	94,537

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Agriculture (continued)
BAT Capital (continued)
2.764% 8/15/22	85,000	$84,628
3.222% 8/15/24	100,000	100,144
Philip Morris International
3.375% 8/11/25	120,000	122,567
4.50% 3/26/20	200,000	209,392
Reynolds American 4.00% 6/12/22	150,000	156,884

		817,896

Auto Manufacturers–1.01%
Ford Motor Credit
2.375% 3/12/19	200,000	200,130
2.459% 3/27/20	200,000	199,465
General Motors 6.75% 4/1/46	75,000	94,763
General Motors Financial
2.35% 10/4/19	50,000	49,874
3.20% 7/13/20	200,000	202,833
5.25% 3/1/26	105,000	115,648

		862,713

Auto Parts & Equipment–0.12%
Lear 3.80% 9/15/27	100,000	100,288

		100,288

Banks–5.58%
Bank of America
2.25% 4/21/20	250,000	250,258
µ2.881% 4/24/23	100,000	100,208
µ3.124% 1/20/23	165,000	167,472
4.183% 11/25/27	70,000	73,234
Bank of New York Mellon
2.15% 2/24/20	10,000	9,989
2.20% 8/16/23	40,000	38,799
2.50% 4/15/21	85,000	85,230
Capital One Financial 2.40% 10/30/20	90,000	89,508
Citigroup
2.55% 4/8/19	100,000	100,384
2.65% 10/26/20	300,000	301,207
µ3.668% 7/24/28	150,000	152,366
Credit Suisse Group Funding Guernsey 2.75% 3/26/20	400,000	401,776
Deutsche Bank 3.30% 11/16/22	100,000	99,601
Fifth Third Bancorp 2.875% 7/27/20	20,000	20,223
Goldman Sachs Group
2.60% 12/27/20	150,000	150,091
2.875% 2/25/21	200,000	201,626
3.85% 1/26/27	75,000	77,079
µ4.017% 10/31/38	50,000	51,525
4.75% 10/21/45	50,000	57,414
6.75% 10/1/37	50,000	67,054

LVIP BlackRock Scientific Allocation Fund–19

LVIP BlackRock Scientific Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
HSBC Holdings
3.40% 3/8/21	200,000	$204,512
µ4.041% 3/13/28	200,000	208,668
Huntington Bancshares 2.30% 1/14/22	35,000	34,469
JPMorgan Chase & Co.
2.55% 10/29/20	200,000	200,667
2.55% 3/1/21	50,000	50,049
µ3.22% 3/1/25	100,000	100,864
µ3.782% 2/1/28	85,000	88,183
4.25% 10/1/27	55,000	58,574
µ4.26% 2/22/48	95,000	103,091
Morgan Stanley
2.80% 6/16/20	350,000	353,366
3.95% 4/23/27	65,000	66,134
4.30% 1/27/45	50,000	54,061
4.375% 1/22/47	60,000	65,939
Santander Holdings USA 3.40% 1/18/23	25,000	24,931
Santander UK Group Holdings 2.875% 10/16/20	100,000	100,422
US Bancorp
2.625% 1/24/22	25,000	25,158
3.60% 9/11/24	75,000	77,762
Wells Fargo & Co.
2.60% 7/22/20	300,000	301,959
3.069% 1/24/23	120,000	120,969
µWestpac Banking 4.322% 11/23/31	40,000	41,288

		4,776,110

Beverages–0.15%
Constellation Brands 3.70% 12/6/26	100,000	103,014
PepsiCo 4.45% 4/14/46	25,000	28,480

		131,494

Biotechnology–0.29%
Celgene
2.25% 8/15/21	100,000	98,600
3.25% 8/15/22	150,000	152,537

		251,137

Building Materials–0.11%
Lennox International 3.00% 11/15/23	35,000	34,606
Masco 3.50% 4/1/21	55,000	56,136

		90,742

Chemicals–0.34%
Dow Chemical 8.55% 5/15/19	155,000	167,948
Monsanto 4.70% 7/15/64	25,000	26,216

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Chemicals (continued)
Westlake Chemical 3.60% 8/15/26	100,000	$100,758

		294,922

Computers–0.82%
Apple 3.45% 2/9/45	50,000	48,924
Dell International 6.02% 6/15/26	30,000	33,133
DXC Technology
4.25% 4/15/24	50,000	52,154
4.75% 4/15/27	50,000	53,269
Hewlett Packard Enterprise
3.60% 10/15/20	400,000	408,661
HP 4.375% 9/15/21	100,000	105,350

		701,491

Diversified Financial Services–0.69%
American Express 2.50% 8/1/22	50,000	49,450
Cboe Global Markets 3.65% 1/12/27	25,000	25,798
Jefferies Group
4.85% 1/15/27	100,000	106,509
6.45% 6/8/27	30,000	34,915
6.50% 1/20/43	10,000	11,835
Mastercard 3.80% 11/21/46	25,000	26,643
National Rural Utilities Cooperative Finance
2.70% 2/15/23	35,000	34,997
2.85% 1/27/25	40,000	39,755
ORIX 2.90% 7/18/22	30,000	29,914
TD Ameritrade Holding 3.30% 4/1/27	125,000	126,283
Visa 4.30% 12/14/45	90,000	102,672

		588,771

Electric–1.66%
Ameren Illinois 9.75% 11/15/18	170,000	181,056
Berkshire Hathaway Energy 3.75% 11/15/23	145,000	151,183
Cleveland Electric Illuminating 5.50% 8/15/24	40,000	45,600
CMS Energy 6.25% 2/1/20	30,000	32,284
Consumers Energy 3.25% 8/15/46	30,000	28,887
Dominion Energy 3.90% 10/1/25	75,000	78,398
DTE Energy
2.85% 10/1/26	50,000	48,102
3.30% 6/15/22	40,000	40,630
Duke Energy 2.65% 9/1/26	135,000	129,600
Emera US Finance 3.55% 6/15/26	50,000	50,232
Entergy
2.95% 9/1/26	10,000	9,748
4.00% 7/15/22	35,000	36,575

LVIP BlackRock Scientific Allocation Fund–20

LVIP BlackRock Scientific Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electric (continued)
Entergy Louisiana 4.05% 9/1/23	90,000	$95,466
Exelon
3.497% 6/1/22	35,000	35,704
3.95% 6/15/25	35,000	36,532
Great Plains Energy 4.85% 6/1/21	20,000	21,199
Indiana Michigan Power 4.55% 3/15/46	15,000	17,179
ITC Holdings 3.25% 6/30/26	15,000	14,942
Kansas City Power & Light 3.65% 8/15/25	65,000	66,638
NextEra Energy Capital Holdings 2.40% 9/15/19	55,000	55,163
Northern States Power 3.60% 9/15/47	25,000	25,508
NV Energy 6.25% 11/15/20	45,000	49,453
PPL Capital Funding 4.00% 9/15/47	25,000	25,800
Public Service Co. of New Hampshire 3.50% 11/1/23	30,000	30,966
Southern
2.75% 6/15/20	60,000	60,414
3.25% 7/1/26	55,000	54,039

		1,421,298

Electronics–0.17%
Allegion US Holding 3.20% 10/1/24	100,000	99,075
Arrow Electronics 3.25% 9/8/24	45,000	44,160

		143,235

Food–0.08%
Kraft Heinz Foods 4.375% 6/1/46	25,000	24,864
McCormick & Co. 2.70% 8/15/22	45,000	45,014

		69,878

Gas–0.12%
Southern Co. Gas Capital 3.25% 6/15/26	100,000	99,441

		99,441

Health Care Products–1.00%
Abbott Laboratories
3.75% 11/30/26	50,000	51,438
4.90% 11/30/46	55,000	63,313
Baxter International 2.60% 8/15/26	100,000	95,531
Becton Dickinson & Co.
2.404% 6/5/20	40,000	39,806
2.894% 6/6/22	35,000	34,817
3.363% 6/6/24	222,000	222,932
Stryker 4.625% 3/15/46	25,000	28,507

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Health Care Products (continued)
Thermo Fisher Scientific 3.00% 4/15/23	100,000	$100,735
Zimmer Biomet Holdings
2.70% 4/1/20	100,000	100,101
3.375% 11/30/21	35,000	35,493
4.625% 11/30/19	80,000	83,104

		855,777

Health Care Services–0.39%
Anthem 3.35% 12/1/24	95,000	96,524
Humana 2.90% 12/15/22	55,000	54,972
UnitedHealth Group
3.10% 3/15/26	150,000	151,272
4.25% 4/15/47	25,000	27,586

		330,354

Insurance–0.32%
Aflac 4.00% 10/15/46	25,000	26,228
Allstate 3.28% 12/15/26	190,000	193,228
Berkshire Hathaway
2.75% 3/15/23	25,000	25,181
4.50% 2/11/43	25,000	28,878

		273,515

Internet–0.63%
Alibaba Group Holding 2.50% 11/28/19	200,000	200,636
Amazon.com 2.80% 8/22/24	35,000	34,946
eBay 2.75% 1/30/23	100,000	99,142
Expedia 5.00% 2/15/26	60,000	64,246
Priceline Group 3.60% 6/1/26	140,000	140,847

		539,817

Iron & Steel–0.20%
Vale Overseas 6.25% 8/10/26	150,000	174,150

		174,150

Leisure Time–0.04%
Royal Caribbean Cruises 2.65% 11/28/20	35,000	34,998

		34,998

Lodging–0.03%
Wyndham Worldwide 4.15% 4/1/24	25,000	25,150

		25,150

Machinery Diversified–0.06%
Roper Technologies
2.80% 12/15/21	25,000	25,067
3.80% 12/15/26	25,000	25,829

		50,896

LVIP BlackRock Scientific Allocation Fund–21

LVIP BlackRock Scientific Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Manufacturing–0.07%
Crane 4.45% 12/15/23	55,000	$57,560

		57,560

Media–0.77%
21st Century Fox America 6.40% 12/15/35	25,000	33,321
CBS 4.30% 2/15/21	200,000	209,124
Charter Communications Operating
3.75% 2/15/28	100,000	96,020
4.908% 7/23/25	75,000	79,861
5.375% 5/1/47	30,000	30,874
Comcast 3.00% 2/1/24	60,000	60,447
Time Warner 3.80% 2/15/27	50,000	50,048
Time Warner Cable 4.00% 9/1/21	100,000	103,076

		662,771

Oil & Gas–0.33%
BP Capital Markets
3.216% 11/28/23	75,000	76,674
3.224% 4/14/24	20,000	20,510
Canadian Natural Resources 2.95% 1/15/23	30,000	29,900
Petroleos Mexicanos 6.75% 9/21/47	50,000	52,317
Valero Energy 3.40% 9/15/26	100,000	100,590

		279,991

Paper & Forest Products–0.07%
Georgia-Pacific 8.00% 1/15/24	50,000	63,713

		63,713

Pharmaceuticals–0.86%
Allergan Funding 2.45% 6/15/19	300,000	300,102
Eli Lilly & Co. 3.10% 5/15/27	80,000	81,300
Johnson & Johnson
3.40% 1/15/38	35,000	35,926
3.70% 3/1/46	50,000	52,838
McKesson 4.75% 3/1/21	100,000	106,055
Novartis Capital 4.40% 5/6/44	50,000	57,466
Pfizer 3.00% 12/15/26	50,000	50,360
Shire Acquisitions Investments
Ireland 2.40% 9/23/21	50,000	49,257

		733,304

Pipelines–1.18%
Buckeye Partners 2.65% 11/15/18	200,000	200,617
Enable Midstream Partners 5.00% 5/15/44	25,000	24,643
Energy Transfer
5.00% 10/1/22	15,000	16,006
9.70% 3/15/19	48,000	51,965

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Pipelines (continued)
Kinder Morgan Energy Partners 3.95% 9/1/22	40,000	$41,323
MPLX 4.875% 12/1/24	20,000	21,589
ONEOK 4.00% 7/13/27	75,000	76,161
ONEOK Partners 3.20% 9/15/18	300,000	301,794
Sabine Pass Liquefaction
5.625% 4/15/23	100,000	109,944
5.75% 5/15/24	100,000	111,293
Williams Partners 3.90% 1/15/25	50,000	51,035

		1,006,370

Real Estate Investment Trusts–0.79%
American Tower
2.25% 1/15/22	100,000	97,489
3.45% 9/15/21	125,000	127,871
3.50% 1/31/23	100,000	102,368
4.00% 6/1/25	55,000	57,081
4.40% 2/15/26	25,000	26,333
CC Holdings GS V 3.849% 4/15/23	50,000	51,646
Crown Castle International
3.20% 9/1/24	35,000	34,689
5.25% 1/15/23	55,000	60,289
Hospitality Properties Trust 4.50% 3/15/25	40,000	41,577
Host Hotels & Resorts 3.75% 10/15/23	30,000	30,576
Omega Healthcare Investors 4.50% 4/1/27	50,000	49,015

		678,934

Retail–0.41%
Home Depot 4.25% 4/1/46	35,000	39,187
McDonald’s 3.50% 3/1/27	300,000	309,117

		348,304

Semiconductors–0.67%
Broadcom
3.00% 1/15/22	40,000	39,699
3.125% 1/15/25	90,000	86,171
3.625% 1/15/24	170,000	169,273
KLA-Tencor 4.65% 11/1/24	25,000	27,156
Maxim Integrated Products 3.45% 6/15/27	100,000	100,674
NVIDIA
2.20% 9/16/21	100,000	99,014
3.20% 9/16/26	50,000	50,243

		572,230

Software–0.46%
Autodesk 3.50% 6/15/27	70,000	68,802

LVIP BlackRock Scientific Allocation Fund–22

LVIP BlackRock Scientific Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Software (continued)
Fidelity National Information Services 3.00% 8/15/26	50,000	$48,419
Microsoft
2.875% 2/6/24	15,000	15,230
4.10% 2/6/37	25,000	27,968
VMware
2.30% 8/21/20	40,000	39,798
2.95% 8/21/22	85,000	84,854
3.90% 8/21/27	103,000	104,180

		389,251

Telecommunications–0.77%
AT&T
2.85% 2/14/23	70,000	70,359
3.40% 8/14/24	100,000	100,658
4.10% 2/15/28	202,000	203,077
4.75% 5/15/46	20,000	19,636
5.25% 3/1/37	60,000	63,649
Verizon Communications
3.376% 2/15/25	115,000	115,616
4.862% 8/21/46	50,000	52,285
5.25% 3/16/37	30,000	33,093

		658,373

Transportation–0.09%
Burlington Northern Santa Fe 4.70% 9/1/45	25,000	29,361
FedEx 3.20% 2/1/25	50,000	50,717

		80,078

Total Corporate Bonds (Cost $18,423,107)		18,533,003

MUNICIPAL BONDS–0.27%
Bay Area, California Toll Authority (Build America Bonds) Series S3 6.907% 10/1/50	45,000	71,308
California State Various Purposes (Build America Bonds) 7.55% 4/1/39	35,000	55,217
New Jersey Turnpike Authority
(Build America Bonds) Series A 7.102% 1/1/41	25,000	37,443
(Build America Bonds) Series F 7.414% 1/1/40	15,000	23,211
Oregon State Taxable Pension 5.892% 6/1/27	35,000	42,149

Total Municipal Bonds (Cost $219,203)		229,328

	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES–4.95%
AmeriCredit Automobile Receivables Trust Series 2017-3 C 2.69% 6/19/23	220,000	$219,508
AVANT Loans Funding Trust
Series 2016-A B 7.65% 6/15/20	39,645	39,778
Series 2016-B B 7.80% 9/15/20	109,444	110,530
Series 2016-C B 4.92% 11/16/20	142,268	143,646
Series 2017-B A 2.29% 6/15/20	180,416	180,352
CLUB Credit Trust Series 2017-P2 A 2.61% 1/15/24	250,000	250,005
Conn Funding II Series 2017-B A 2.73% 7/15/20	175,000	174,943
Consumer Loan Underlying Bond Credit Trust Series 2017-NP2 A 2.55% 1/16/24	250,000	249,964
Drive Auto Receivables Trust
Series 2016-CA C 3.02% 11/15/21	200,000	201,511
Series 2017-1 B 2.36% 3/15/21	200,000	200,180
Series 2017-1 C 2.84% 4/15/22	230,000	231,018
Series 2017-2 C 2.75% 9/15/23	180,000	180,255
Series 2017-3 B 2.30% 5/17/21	160,000	159,632
Series 2017-3 D 3.53% 12/15/23	150,000	150,448
Marlette Funding Trust
Series 2017-1A A 2.827% 3/15/24	108,321	108,717
Series 2017-2A A 2.39% 7/15/24	138,367	138,341
Series 2017-3A A 2.36% 12/15/24	252,641	252,538
Santander Drive Auto Receivables Trust
Series 2015-2 D 3.02% 4/15/21	150,000	151,449
Series 2017-2 B 2.21% 10/15/21	230,000	229,872
Series 2017-2 C 2.79% 8/15/22	210,000	210,666
SoFi Consumer Loan Program
Series 2017-4 A 2.50% 5/26/26	155,232	154,723
Series 2017-6 A1 2.20% 11/25/26	188,986	188,635
Series 2017-6 A2 2.82% 11/25/26	100,000	99,923
•Trafigura Securitisation Finance Series 2017-1A A1 2.327% (LIBOR01M + 0.85%) 12/15/20	210,000	210,912

Total Non-Agency Asset-Backed Securities (Cost $4,239,531)		4,237,546

LVIP BlackRock Scientific Allocation Fund–23

LVIP BlackRock Scientific Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITY– 0.05%
DB-JPM Mortgage Trust Series 2016-C3 A5 2.89% 9/10/49	40,000	$39,439

Total Non-Agency Commercial Mortgage-Backed Security (Cost $41,463)		39,439

ΔSOVEREIGN BONDS–0.54%
Colombia–0.24%
Colombia Government International Bond 3.875% 4/25/27	200,000	203,850

		203,850

Mexico–0.24%
Mexico Government International Bond 4.15% 3/28/27	200,000	207,650

		207,650

Uruguay–0.06%
Uruguay Government International Bond 4.375% 10/27/27	50,000	53,699

		53,699

Total Sovereign Bonds (Cost $461,093)		465,199

	Principal Amount°	Value (U.S. $)
U.S. TREASURY OBLIGATIONS–14.65%
U.S. Treasury Bonds
2.875% 11/15/46	1,000,000	$1,026,035
3.125% 2/15/42	1,780,000	1,913,952
6.25% 5/15/30	1,150,000	1,617,143
U.S. Treasury Notes
1.25% 3/31/19	350,000	347,457
1.25% 4/30/19	1,200,000	1,190,672
1.50% 4/15/20	1,500,000	1,486,230
1.875% 1/31/22	2,000,000	1,979,492
2.125% 3/31/24	3,000,000	2,969,824

Total U.S. Treasury Obligations (Cost $12,506,678)		12,530,805

	Number of Shares
MONEY MARKET FUND–0.94%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 1.15%)	802,379	802,379

Total Money Market Fund (Cost $802,379)		802,379

TOTAL INVESTMENTS–111.51% (Cost $87,968,662)	95,369,898
« LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(11.51%)	(9,842,157)

NET ASSETS APPLICABLE TO 5,607,918 SHARES OUTSTANDING–100.00%	$85,527,741

NET ASSET VALUE PER SHARE–LVIP BLACKROCK SCIENTIFIC ALLOCATION FUND STANDARD CLASS ($70,230,013 / 4,625,725 Shares)	$15.182
NET ASSET VALUE PER SHARE–LVIP BLACKROCK SCIENTIFIC ALLOCATION FUND SERVICE CLASS ($15,297,728 / 982,193 Shares)	$15.575

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2017:
Shares of beneficial interest (unlimited authorization–no par)	$65,054,871
Undistributed net investment income	4,423
Accumulated net realized gain on investments	13,060,276
Net unrealized appreciation of investments, foreign currencies and derivatives	7,408,171

TOTAL NET ASSETS	$85,527,741

Δ	Securities have been classified by country of origin.

†	Non-income producing.

•

Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

LVIP BlackRock Scientific Allocation Fund–24

LVIP BlackRock Scientific Allocation Fund

Statement of Net Assets (continued)

µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2017. Rate will reset at a future date.

«

Includes $76,374 cash collateral held at broker for futures contracts, $7,262 variation margin due to broker on futures contracts, $12,416,652 payable for securities purchased, $53,682 due to manager and affiliates, $25,162 expense reimbursement receivable from Lincoln Investment Advisors Corporation, $73,590 other accrued expenses payable, and $34,091 payable for fund shares redeemed as of December 31, 2017.

◆

Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to Financial Statements.”

×	Emerging Markets – developing countries with relatively low per capita income, often with above-average economic growth potential but with more risk.

§	Developed Markets – countries that are thought to be most developed and therefore less risky than emerging markets.

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

The following foreign currency exchange contracts and futures contracts were outstanding at December 31, 2017:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Depreciation
BNYM	RUB	(35,513)	USD	614	1/9/18	$(1)

Futures Contracts

Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation	Value/ Unrealized Depreciation
Equity Contracts:
	E-mini MSCI Emerging Markets
2	Index	$116,370	$113,652	3/19/18	$2,718	$—
4	E-mini S&P 500 Index	535,200	535,360	3/19/18	—	(160)
4	Euro STOXX 50 Index	167,643	171,070	3/19/18	—	(3,427)
1	FTSE 100 Index	103,125	102,154	3/19/18	971	—
	Yen Denominated Nikkei 225
1	Index	100,732	100,922	3/9/18	—	(190)

					3,689	(3,777)

Interest Rate Contracts:
(22)	U.S. Treasury 2 yr Notes	(4,710,406)	(4,713,564)	3/30/18	3,158	—
41	U.S. Treasury 5 yr Notes	4,762,726	4,761,865	3/30/18	861	—
(23)	U.S. Treasury 10 yr Notes	(2,853,078)	(2,860,604)	3/21/18	7,526	—
(3)	U.S. Treasury 10 yr Ultra Notes	(400,688)	(400,726)	3/21/18	38	—
(5)	U.S. Treasury Long Bonds	(765,000)	(763,918)	3/21/18	—	(1,082)
(1)	U.S. Treasury Ultra Bonds	(167,656)	(166,906)	3/21/18	—	(750)
					11,583	(1,832)

Total Futures Contracts					$15,272	$(5,609)

The use of foreign currency exchange contracts and futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The foreign currency exchange contracts and notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

LVIP BlackRock Scientific Allocation Fund–25

LVIP BlackRock Scientific Allocation Fund

Statement of Net Assets (continued)

Summary of Abbreviations:

ADR–American Depositary Receipt

BNYM–Bank of New York Mellon

DB–Deutsche Bank

GDR–Global Depositary Receipt

GNMA–Government National Mortgage Association

ICE–Intercontinental Exchange

IT–Information Technology

JPM–JPMorgan

LIBOR–London InterBank Offered Rate

LIBOR01M–ICE LIBOR USD 1 Month

MSCI–Morgan Stanley Capital International

NVDR–Non-Voting Depositary Receipt

OJSC–Open Joint Stock Company

PJSC–Public Joint Stock Company

RUB–Russian Rubel

SDR–Special Drawing Rights

S.F.–Single Family

S&P–Standard & Poor’s

TBA–To be announced

USD–United States Dollar

yr–Year

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Scientific Allocation Fund–26

LVIP BlackRock Scientific Allocation Fund

Statement of Operations

Year Ended December 31, 2017

INVESTMENT INCOME:
Interest	$1,176,972
Dividends	1,157,039
Foreign tax withheld	(67,511)

2,266,500

EXPENSES:
Management fees	705,417
Professional fees	72,880
Custodian fees	68,592
Pricing fees	63,504
Distribution fees-Service Class	32,567
Reports and statements to shareholders	27,416
Accounting and administration expenses	23,057
Shareholder servicing fees	18,340
Trustees’ fees and expenses	2,671
Consulting fees	2,053
Other	1,257

1,017,754
Less:
Management fees waived	(94,059)
Expenses reimbursed	(204,419)
Expenses paid indirectly	(106)

Total operating expenses	719,170

NET INVESTMENT INCOME	1,547,330

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments*	16,485,039
Foreign currencies	(18,381)
Foreign currency exchange contracts	(47,441)
Futures contracts	3,752
Options purchased	(153)
Swap contracts	(14,682)

Net realized gain	16,408,134

Net change in unrealized appreciation (depreciation) of:
Investments**	(5,457,201)
Foreign currencies	1,266
Foreign currency exchange contracts	(8,659)
Futures contracts	40,168
Swap contracts	4,750

Net change in unrealized appreciation (depreciation)	(5,419,676)

NET REALIZED AND UNREALIZED GAIN	10,988,458

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$12,535,788

*Includes $936 capital gains taxes paid.

**Includes $4,660 capital gains taxes accrued.

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Scientific Allocation Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/17	12/31/16
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,547,330	$1,461,981
Net realized gain	16,408,134	2,532,668
Net change in unrealized appreciation (depreciation)	(5,419,676)	432,987

Net increase in net assets resulting from operations	12,535,788	4,427,636

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(1,440,488)	(1,579,117)
Service Class	(270,983)	(189,223)
Net realized gain:
Standard Class	(3,640,299)	(4,376,738)
Service Class	(672,456)	(557,401)

	(6,024,226)	(6,702,479)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	6,469,385	7,054,447
Service Class	4,130,318	2,948,053
Reinvestment of dividends and distributions:
Standard Class	5,080,787	5,955,855
Service Class	943,439	746,624

	16,623,929	16,704,979

Cost of shares redeemed:
Standard Class	(29,849,421)	(20,165,164)
Service Class	(2,405,137)	(743,194)

	(32,254,558)	(20,908,358)

Decrease in net assets derived from capital share transactions	(15,630,629)	(4,203,379)

NET DECREASE IN NET ASSETS	(9,119,067)	(6,478,222)
NET ASSETS:
Beginning of year	94,646,808	101,125,030

End of year	$85,527,741	$94,646,808

Undistributed (distributions in excess of) net investment income	$4,423	$(47,523)

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Scientific Allocation Fund–27

LVIP BlackRock Scientific Allocation Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP BlackRock Scientific Allocation Fund Standard Class
	Year Ended
	12/31/17[1]	12/31/16	12/31/15	12/31/14[2]	12/31/13

Net asset value, beginning of period	$14.235	$14.606	$15.631	$15.878	$14.477

Income (loss) from investment operations:
Net investment income[3]	0.254	0.223	0.281	0.325	0.295
Net realized and unrealized gain (loss)	1.771	0.456	(0.468)	0.409	1.746

Total from investment operations	2.025	0.679	(0.187)	0.734	2.041

Less dividends and distributions from:
Net investment income	(0.327)	(0.275)	(0.336)	(0.325)	(0.290)
Net realized gain	(0.751)	(0.775)	(0.502)	(0.656)	(0.350)

Total dividends and distributions	(1.078)	(1.050)	(0.838)	(0.981)	(0.640)

Net asset value, end of period	$15.182	$14.235	$14.606	$15.631	$15.878

Total return[4]	14.33%	4.65%	(1.15% )	4.63%	14.24%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$70,230	$82,784	$91,928	$102,477	$103,403
Ratio of expenses to average net assets	0.73%	0.73%	0.73%	0.73%	0.73%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.05%	0.98%	1.00%	0.94%	1.00%
Ratio of net investment income to average net assets	1.68%	1.52%	1.79%	2.01%	1.92%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.36%	1.27%	1.52%	1.80%	1.65%
Portfolio turnover	566%	148%	124%	117%	163%

[1]	Effective May 1, 2017, BlackRock Investment Management LLC replaced Delaware Investments Fund Advisers and Jackson Square Partners, LLC as the Fund’s sub-adviser.

[2]	Effective October 1, 2014, Jackson Square Partners, LLC was added as a sub-adviser to the Fund.

[3]	The average shares outstanding method has been applied for per share information.

[4]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Scientific Allocation Fund–28

LVIP BlackRock Scientific Allocation Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP BlackRock Scientific Allocation Fund Service Class
	Year Ended
	12/31/17[1]	12/31/16	12/31/15	12/31/14[2]	12/31/13

Net asset value, beginning of period	$14.580	$14.938	$15.966	$16.198	$14.761

Income (loss) from investment operations:
Net investment income[3]	0.222	0.190	0.246	0.290	0.262
Net realized and unrealized gain (loss)	1.812	0.464	(0.476)	0.418	1.777

Total from investment operations	2.034	0.654	(0.230)	0.708	2.039

Less dividends and distributions from:
Net investment income	(0.288)	(0.237)	(0.296)	(0.284)	(0.252)
Net realized gain	(0.751)	(0.775)	(0.502)	(0.656)	(0.350)

Total dividends and distributions	(1.039)	(1.012)	(0.798)	(0.940)	(0.602)

Net asset value, end of period	$15.575	$14.580	$14.938	$15.966	$16.198

Total return[4]	14.04%	4.38%	(1.39% )	4.38%	13.96%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$15,298	$11,863	$9,197	$7,534	$5,234
Ratio of expenses to average net assets	0.98%	0.98%	0.98%	0.98%	0.98%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.30%	1.23%	1.25%	1.19%	1.25%
Ratio of net investment income to average net assets	1.43%	1.27%	1.54%	1.76%	1.67%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.11%	1.02%	1.27%	1.55%	1.40%
Portfolio turnover	566%	148%	124%	117%	163%

[1]	Effective May 1, 2017, BlackRock Investment Management LLC replaced Delaware Investments Fund Advisers and Jackson Square Partners, LLC as the Fund’s sub-adviser.

[2]	Effective October 1, 2014, Jackson Square Partners, LLC was added as a sub-adviser to the Fund.

[3]	The average shares outstanding method has been applied for per share information.

[4]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Scientific Allocation Fund–29

LVIP BlackRock Scientific Allocation Fund

Notes to Financial Statements

December 31, 2017

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 92 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP BlackRock Scientific Allocation Fund (formerly LVIP Delaware Foundation® Moderate Allocation Fund) (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek to provide total return.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–Equity securities and exchange-traded funds (“ETFs”), except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security or ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sale price on the valuation date. U.S. government and agency securities are valued at the mean between their bid and ask prices, which approximates fair value. Other debt securities, credit default swap (“CDS”) contracts, and interest rate swap contracts are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Valuations for fixed income securities, including short-term debt securities, utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Open-end investment companies are valued at their published net asset value (“NAV”). Investments in government money market funds have a stable NAV. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended December 31, 2017 and for all open tax years (years ended December 31, 2014–December 31, 2016), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2017, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

To Be Announced Securities (TBA)–The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement

LVIP BlackRock Scientific Allocation Fund–30

LVIP BlackRock Scientific Allocation Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally separates the portion of realized gains and losses on investments in debt securities resulting from changes in foreign exchange rates from that which is due to changes in market prices of debt securities. Gains or losses attributable to the changes in foreign exchange rates are included in the Statement of Operations under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, these changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates. Withholding taxes on foreign dividends and interest are recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned. Taxable non-cash dividends are recorded as dividend income. Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset-and mortgage-backed securities are classified as interest income. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Commission rebates are included in “Net realized gain (loss) from investments” on the Statement of Operations and totaled $20 for the year ended December 31, 2017. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this arrangement is included on “Custodian fees” on the Statement of Operations with the corresponding expense offset shown as “Expenses paid indirectly.”

2. Management Fees and Other Transactions with Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate 0.75% of the average daily net assets of the Fund. This fee is calculated daily and paid monthly. LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.10% of the Fund’s average daily net assets. This agreement will continue through at least April 30, 2018, and cannot be terminated before that date with mutual agreement of the Board and LIAC.

LIAC has contractually agreed to waive its fees and/or reimburse the Fund to the extent that the Fund’s annual operating expenses exceed 0.73% of the Fund’s average daily net assets for the Standard Class and 0.98% for the Service Class. This agreement will continue through at least April 30, 2018, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

LVIP BlackRock Scientific Allocation Fund–31

LVIP BlackRock Scientific Allocation Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions with Affiliates (continued)

Effective May 1, 2017, BlackRock Investment Management LLC (“BlackRock”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays BlackRock a fee based on the Fund’s average daily net assets. Prior to May 1, 2017, Delaware Investments Fund Advisers (“DIFA”) and Jackson Square Partners, LLP (“JSP”) were responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, paid DIFA and JSP a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2017, costs for these administrative and legal services were as follows:

Administrative	$5,413
Legal	945

Lincoln Life also provides certain contract holder and additional corporate services to the Fund. Effective May 1, 2017, the Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund’s average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $7,149 for the year ended December 31, 2017.

The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.

At December 31, 2017, the Fund had receivables due from and liabilities payable to affiliates as follows:

Expense reimbursement receivable from LIAC	$25,162
Management fees payable to LIAC	48,361
Distribution fees payable to LFD	3,163
Shareholder servicing fees payable to Lincoln Life	2,158

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2017, the Fund engaged in securities purchases of $4,905 and securities sales of $7,391, which resulted in net realized gains of $1,847.

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

3. Investments

For the year ended December 31, 2017, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than U.S. government securities	$98,358,443
Purchases of U.S. government securities	471,745,704
Sales other than U.S. government securities	121,154,766
Sales of U.S. government securities	459,393,649

LVIP BlackRock Scientific Allocation Fund–32

LVIP BlackRock Scientific Allocation Fund

Notes to Financial Statements (continued)

3. Investments (continued)

At December 31, 2017, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:

Cost of investments and derivatives	$88,146,342

Aggregate unrealized appreciation and derivatives	$8,378,099
Aggregate unrealized depreciation and derivatives	(1,144,881)

Net unrealized appreciation and derivatives	$7,233,218

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 –	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2 –

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3 –	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2017:

	Level 1	Level 2	Level 3	Total
Investments:

Assets:
Common Stock
U.S. Markets
Aerospace & Defense	$577,659	$—	$—	$577,659
Auto Components	238,260	—	—	238,260
Banks	611,310	—	—	611,310
Beverages	230,615	—	—	230,615
Biotechnology	676,337	—	—	676,337
Building Products	278,072	—	—	278,072
Capital Markets	1,079,653	—	—	1,079,653
Chemicals	359,170	—	—	359,170
Commercial Services & Supplies	174,235	—	—	174,235
Communications Equipment	332,417	—	—	332,417
Construction & Engineering	8,747	—	—	8,747
Diversified Financial Services	56,693	—	—	56,693
Electric Utilities	142,977	—	—	142,977
Electrical Equipment	107,828	—	—	107,828
Electronic Equipment, Instruments & Components	191,816	—	—	191,816

LVIP BlackRock Scientific Allocation Fund–33

LVIP BlackRock Scientific Allocation Fund

Notes to Financial Statements (continued)

3. Investments (continued)

	Level 1	Level 2	Level 3	Total
Investments:

Assets:
Equity Real Estate Investment Trusts	$273,698	$—	$—	$273,698
Food & Staples Retailing	644,295	—	—	644,295
Food Products	975,149	—	—	975,149
Health Care Equipment & Supplies	446,959	—	—	446,959
Health Care Providers & Services	1,069,745	—	—	1,069,745
Hotels, Restaurants & Leisure	791,335	—	—	791,335
Household Products	112,191	—	—	112,191
Industrial Conglomerates	245,393	—	—	245,393
Insurance	612,811	—	—	612,811
Internet & Direct Marketing Retail	329,791	—	—	329,791
Internet Software & Services	1,117,468	—	—	1,117,468
IT Services	1,208,568	—	—	1,208,568
Leisure Products	150,957	—	—	150,957
Life Sciences Tools & Services	299,991	—	—	299,991
Machinery	1,004,926	—	—	1,004,926
Media	1,199,704	—	—	1,199,704
Metals & Mining	69,191	—	—	69,191
Multiline Retail	288,634	—	—	288,634
Multi-Utilities	173,472	—	—	173,472
Oil, Gas & Consumable Fuels	528,054	—	—	528,054
Personal Products	150,779	—	—	150,779
Pharmaceuticals	465,208	—	—	465,208
Professional Services	214,982	—	—	214,982
Road & Rail	652,047	—	—	652,047
Semiconductors & Semiconductor Equipment	1,204,365	—	—	1,204,365
Software	1,523,329	—	—	1,523,329
Specialty Retail	1,041,855	—	—	1,041,855
Technology Hardware, Storage & Peripherals	1,232,968	—	—	1,232,968
Textiles, Apparel & Luxury Goods	116,315	—	—	116,315
Tobacco	286,854	—	—	286,854
Water Utilities	11,345	—	—	11,345
Wireless Telecommunication Services	9,035	—	—	9,035
Developed Markets
Aerospace & Defense	81,487	36,914	—	118,401
Air Freight & Logistics	—	56,547	—	56,547
Airlines	—	245,865	—	245,865
Auto Components	—	87,451	—	87,451
Automobiles	—	324,731	—	324,731
Banks	1,227,371	1,372,608	—	2,599,979
Beverages	18,946	174,221	—	193,167
Biotechnology	8,126	115,652	—	123,778
Building Products	—	82,554	—	82,554
Capital Markets	—	149,897	—	149,897
Chemicals	—	1,108,908	—	1,108,908
Commercial Services & Supplies	4,949	110,980	—	115,929
Construction & Engineering	10,297	383,662	—	393,959
Construction Materials	—	18,319	—	18,319
Consumer Finance	—	85,262	—	85,262
Containers & Packaging	—	14,080	—	14,080
Distributors	—	10,682	—	10,682
Diversified Telecommunication Services	19,854	715,256	—	735,110
Electric Utilities	30,699	52,096	—	82,795
Electrical Equipment	—	8,314	—	8,314

LVIP BlackRock Scientific Allocation Fund–34

LVIP BlackRock Scientific Allocation Fund

Notes to Financial Statements (continued)

3. Investments (continued)

	Level 1	Level 2	Level 3	Total
Investments:

Assets:
Electronic Equipment, Instruments & Components	$5,809	$145,650	$—	$151,459
Energy Equipment & Services	—	54,025	—	54,025
Equity Real Estate Investment Trusts	—	11,752	—	11,752
Food & Staples Retailing	91,678	249,687	—	341,365
Food Products	19,017	103,370	—	122,387
Gas Utilities	—	121,097	—	121,097
Health Care Equipment & Supplies	—	66,918	—	66,918
Health Care Providers & Services	—	21,328	—	21,328
Hotels, Restaurants & Leisure	—	263,847	—	263,847
Household Durables	—	163,085	—	163,085
Household Products	—	91,473	—	91,473
Industrial Conglomerates	—	96,456	—	96,456
Insurance	225,616	737,595	—	963,211
Internet & Direct Marketing Retail	—	12,720	—	12,720
Internet Software & Services	7,942	17,651	—	25,593
IT Services	8,434	162,950	—	171,384
Life Sciences Tools & Services	17,159	—	—	17,159
Machinery	—	287,340	—	287,340
Media	3,742	131,856	—	135,598
Metals & Mining	22,610	921,905	—	944,515
Multiline Retail	15,368	—	—	15,368
Multi-Utilities	—	323,529	—	323,529
Oil, Gas & Consumable Fuels	422,623	652,414	—	1,075,037
Paper & Forest Products	55,071	254,565	—	309,636
Pharmaceuticals	—	976,501	—	976,501
Professional Services	—	152,106	—	152,106
Real Estate Management & Development	29,607	381,539	—	411,146
Road & Rail	249,279	57,407	—	306,686
Semiconductors & Semiconductor Equipment	—	508,511	—	508,511
Software	—	129,470	—	129,470
Specialty Retail	4,531	28,892	—	33,423
Technology Hardware, Storage & Peripherals	—	80,614	—	80,614
Textiles, Apparel & Luxury Goods	—	80,225	—	80,225
Thrift & Mortgage Finance	—	6,321	—	6,321
Tobacco	—	589,482	—	589,482
Trading Companies & Distributors	—	130,600	—	130,600
Transportation Infrastructure	—	33,598	—	33,598
Water Utilities	—	8,022	—	8,022
Wireless Telecommunication Services	—	516,836	—	516,836
Emerging Markets
Auto Components	—	8,399	—	8,399
Automobiles	—	48,839	—	48,839
Banks	35,806	573,995	—	609,801
Beverages	31,435	—	—	31,435
Biotechnology	—	18,565	—	18,565
Capital Markets	—	14,094	—	14,094
Chemicals	—	56,037	—	56,037
Construction & Engineering	68,418	110,802	—	179,220
Construction Materials	12,546	32,856	—	45,402
Consumer Finance	—	6,313	—	6,313
Diversified Financial Services	—	62,434	—	62,434
Diversified Telecommunication Services	—	139,781	—	139,781

LVIP BlackRock Scientific Allocation Fund–35

LVIP BlackRock Scientific Allocation Fund

Notes to Financial Statements (continued)

3. Investments (continued)

	Level 1	Level 2	Level 3	Total
Investments:

Assets:
Electric Utilities	$7,707	$98,000	$—	$105,707
Electrical Equipment	—	21,523	—	21,523
Electronic Equipment, Instruments & Components	10,789	418,918	—	429,707
Food & Staples Retailing	—	7,512	—	7,512
Food Products	151,266	81,941	—	233,207
Health Care Providers & Services	37,896	—	—	37,896
Household Durables	—	9,690	—	9,690
Household Products	19,940	—	—	19,940
Independent Power & Renewable Electricity Producers	—	38,530	—	38,530
Industrial Conglomerates	—	90,766	—	90,766
Insurance	—	36,302	—	36,302
Internet Software & Services	101,785	283,974	—	385,759
IT Services	17,230	62,158	—	79,388
Leisure Products	—	16,761	—	16,761
Machinery	—	27,961	—	27,961
Marine	—	58,900	—	58,900
Media	11,816	12,744	—	24,560
Metals & Mining	—	283,398	—	283,398
Oil, Gas & Consumable Fuels	43,264	716,657	—	759,921
Personal Products	5,120	—	—	5,120
Pharmaceuticals	6,414	4,952	—	11,366
Real Estate Management & Development	—	67,245	—	67,245
Semiconductors & Semiconductor Equipment	—	249,834	—	249,834
Technology Hardware, Storage & Peripherals	—	60,356	—	60,356
Textiles, Apparel & Luxury Goods	18,182	11,547	—	29,729
Thrift & Mortgage Finance	—	87,566	—	87,566
Tobacco	7,907	—	—	7,907
Transportation Infrastructure	24,188	—	—	24,188
Wireless Telecommunication Services	22,007	158,569	—	180,576
Preferred Stock	164,247	11,931	—	176,178
Agency Collateralized Mortgage Obligations	—	1,912,057	—	1,912,057
Agency Commercial Mortgage-Backed Securities	—	395,426	—	395,426
Agency Mortgage-Backed Securities	—	11,614,149	—	11,614,149
Corporate Bonds	—	18,533,003	—	18,533,003
Municipal Bonds	—	229,328	—	229,328
Non-Agency Asset-Backed Securities	—	4,237,546	—	4,237,546
Non-Agency Commercial Mortgage-Backed Securities	—	39,439	—	39,439
Sovereign Bonds	—	465,199	—	465,199
U.S. Treasury Obligations	—	12,530,805	—	12,530,805
Money Market Fund	802,379	—	—	802,379

Total Investments	$27,697,760	$67,672,138	$—	$95,369,898

Derivatives:
Assets:
Futures Contracts	$15,272	$—	$—	$15,272

Liabilities:
Foreign Currency Exchange Contracts	$—	$(1)	$—	$(1)

Futures Contracts	$(5,609)	$—	$—	$(5,609)

LVIP BlackRock Scientific Allocation Fund–36

LVIP BlackRock Scientific Allocation Fund

Notes to Financial Statements (continued)

3. Investments (continued)

As a result of utilizing International fair value pricing at December 31, 2017, a portion of the Fund’s common stock investments was categorized as Level 2.

The securities that have been valued at zero on the “Statement of Net Assets” are considered to be Level 3 investments in this table.

During the year ended December 31, 2017, there were no material transfers between Level 1 investments, Level 2 investments or Level 3 investments. This does not include transfers between Level 1 investments and Level 2 investments that resulted from the Fund’s use of international fair value pricing during the period. In accordance with the fair value procedures described in Note 1, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2017 and 2016 was as follows:

	Year Ended
	12/31/17	12/31/16
Ordinary income	$3,813,347	$1,766,242
Long-term capital gains	2,210,879	4,936,237

Total	$6,024,226	$6,702,479

5. Components of Net Assets on a Tax Basis

As of December 31, 2017, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$65,054,871
Undistributed ordinary income	45,584
Undistributed long-term capital gains	13,194,068
Net unrealized appreciation	7,233,218

Net assets	$85,527,741

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales, passive foreign investment companies (“PFIC”), mark-to-market of futures contracts and foreign currency contracts, straddle losses deferred, interest rate contracts and tax treatment of market discount and premium on debt instruments.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to market discount and premium on certain debt instruments, tax treatment of gain (loss) on foreign currency transactions, PFICs, contingent payment debt instruments, CDS contracts, foreign capital gains taxes and paydown gain (loss) on asset- and mortgage-backed securities. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2017, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Gain
$216,087	$(216,087)

LVIP BlackRock Scientific Allocation Fund–37

LVIP BlackRock Scientific Allocation Fund

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/17	12/31/16
Shares sold:
Standard Class	428,943	484,651
Service Class	263,669	197,133
Shares reinvested:
Standard Class	333,491	412,888
Service Class	60,437	50,608

	1,086,540	1,145,280

Shares redeemed:
Standard Class	(1,952,396)	(1,375,497)
Service Class	(155,547)	(49,811)

	(2,107,943)	(1,425,308)

Net Decrease	(1,021,403)	(280,028)

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

During the year ended December 31, 2017, the Fund used foreign currency exchange contracts to hedge the U.S. dollar value of securities it already owned that were denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions.

Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund’s investments; to facilitate investments in portfolio securities; and to reduce cost. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

During the year ended December 31, 2017, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions and to facilitate investments in portfolio securities.

LVIP BlackRock Scientific Allocation Fund–38

LVIP BlackRock Scientific Allocation Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

Options Contracts–During the year ended December 31, 2017, the Fund entered into options contracts in the normal course of pursuing its investment objective and strategies. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; to facilitate investments in portfolio securities; as a cash management tool; and to generate income. The Fund may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid at the close of the transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. When buying options, the Fund is subject to counterparty risk.

During the year ended December 31, 2017, the Fund used options contracts to manage the Fund’s exposure to changes in foreign currencies; to adjust the Fund’s overall exposure to certain markets and to protect the value of portfolio securities.

No options contracts were outstanding at December 31, 2017. There were no transactions in options written during the year ended December 31, 2017.

Swap Contracts–The Fund enters into interest rate swap contracts and CDS contracts in the normal course of pursuing its investment objective and strategies. The Fund may use interest rate swaps to manage the Fund’s sensitivity to interest rates or hedge against changes in interest rates. The Fund may enter into CDS contracts in order to hedge against credit events (including single name baskets, and systemic), to enhance total return, or to gain exposure to certain securities or markets.

Interest Rate Swaps–An interest rate swap contract is an exchange of interest rates between counterparties. An interest rate swap generally involves one party making payments based on a fixed interest rate in return for payments from a counterparty based on a variable or floating interest rate. The Fund may enter into either side of such swap contract. Interest rate swaps may be used to manage the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment (receipt) or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from (paid) to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by (1) for bilateral swap contracts having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for cleared swaps, trading these instruments through a central counterparty.

During the year ended December 31, 2017, the Fund used interest rate swap contracts to manage the Fund’s sensitivity to interest rates or to hedge against changes in interest rates.

No interest rate swap contracts were outstanding at December 31, 2017.

Credit Default Swaps–A CDS contract is a risk-transfer instrument through which one party (a purchaser of protection) transfers to another party (a seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the counterparty the agreed-upon value for the reference security or basket of securities. Credit events generally include, among others, bankruptcy, failure to pay and obligation default. No CDS were outstanding at June 30, 2017.

During the year ended December 31, 2017, the Fund entered into CDS contracts as a purchaser and seller of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of a CDS contract. Initial margin and variation margin is posted to central counterparties for centrally cleared CDS basket trades, as determined by an applicable central counterparty.

LVIP BlackRock Scientific Allocation Fund–39

LVIP BlackRock Scientific Allocation Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for cleared swaps, trading these instruments through a central counterparty.

During the year ended December 31, 2017, the Fund used CDS contracts to hedge against credit events.

No CDS contracts were outstanding at December 31, 2017.

Swaps Generally–The value of open swaps may differ from that which would be realized in the event the Fund terminated its positions in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Statement of Net Assets.

Fair values of derivative instruments as of December 31, 2017 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Foreign currency exchange contracts (Currency contracts)	Liabilities net of receivables and other assets	$—	Liabilities net of receivables and other assets	$(1)
Futures contracts (Equity contracts)	Liabilities net of receivables and other assets	3,689	Liabilities net of receivables and other assets	(3,777)
Futures contracts (Interest Rate contracts)	Liabilities net of receivables and other assets	11,583	Liabilities net of receivables and other assets	(1,832)

Total		$15,272		$(5,610)

LVIP BlackRock Scientific Allocation Fund–40

LVIP BlackRock Scientific Allocation Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2017 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$(47,441)	$(8,659)
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	69,603	(88)
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(65,851)	40,256
Options purchased (Currency contracts)	Net realized gain (loss) from options purchased and net change in unrealized appreciation (depreciation) of options purchased	(153)	—
Swap contracts (Credit contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	(6,957)	3,385
Swap contracts (Interest rate contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	(7,725)	1,365

Total		$(58,524)	$36,259

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2017.

	Long Derivative Volume	Short Derivative Volume
Forward foreign currency contracts (average cost)	$218,550	$251,383
Futures contracts (average notional value)	1,245,918	6,980,976
Options contracts (average value)	6	—
CDS contracts (average notional value)*	68,841	122,629
Interest rate swap contracts (average notional value)**	—	59,602

*Long represents buying protection and short represents selling protection.

**Long represents paying floating interest payments and short represents receiving floating interest payments.

In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

LVIP BlackRock Scientific Allocation Fund–41

LVIP BlackRock Scientific Allocation Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

At December 31, 2017 , the Fund had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
BNY Mellon	$—	$(1)	$(1)

Counterparty	Net Position	Fair Value of Non Cash Collateral Received	Cash Collateral Received	Fair Value of Non Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure(a)
BNY Mellon	$(1)	$—	$—	$—	$—	$(1)

aNet exposure represents the receivable (payable) that would be due from (to) the counterparty in an event of default.

8. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Financial Services LLC and/or Ba or lower by Moody’s Investors Service Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund invests in fixed income securities whose values are derived from an underlying pool of mortgages or consumer loans. The values of these securities are sensitive to changes in economic conditions, including delinquencies and defaults, and may be adversely effected by changes in interest rates and shifts in market’s perception of issuers. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (“CMOs”). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive, not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the a CMO’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities, even if the securities are rated in the highest rating categories.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2017. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.

LVIP BlackRock Scientific Allocation Fund–42

LVIP BlackRock Scientific Allocation Fund

Notes to Financial Statements (continued)

8. Credit and Market Risk (continued)

When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Recent Regulatory Reporting Updates

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amended Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. As of August 1, 2017, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.

11. Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

12. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP BlackRock Scientific Allocation Fund–43

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees LVIP BlackRock Scientific Allocation Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of LVIP BlackRock Scientific Allocation Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.

Philadelphia, Pennsylvania

February 22, 2018

LVIP BlackRock Scientific Allocation Fund–44

LVIP BlackRock Scientific Allocation Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2017, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
36.70%	63.30%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 22-23 and September 11-12, 2017, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various sub-advisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the sub-advisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the sub-advisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information (including total return and standard deviation) provided by Morningstar for the standard class of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2017. The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Funds, and had delegated those duties to unaffiliated sub-advisers responsible for investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the sub-adviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the sub-advisers’ investment performance.

LVIP BlackRock Scientific Allocation Fund–45

LVIP BlackRock Scientific Allocation Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2018. The Board noted that the investment management fees, without giving effect to the advisory fee waiver, were higher than the median investment management fee of the Morningstar peer group. The Board considered that the Fund’s net expense ratio was below the net expense ratio of the Morningstar peer group median. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver and an expense limitation for the Fund through April 30, 2018 and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.

LVIP BlackRock Scientific Allocation Fund–46

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.

The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.

The term Fund Complex includes the 92 series of Lincoln Variable Insurance Products Trust.

Interested Trustee

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	Formerly: Lincoln Advisors Trust

* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of both the Advisor and The Lincoln National Life Insurance Company, the parent company of the Trust’s Adviser.

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	92	Formerly: Lincoln Advisors Trust

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	Formerly: Lincoln Advisors Trust

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	Formerly: Lincoln Advisors Trust

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Formerly: Lincoln Advisors Trust

LVIP Delaware Foundation® Moderate Allocation Fund–47

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Charles I. Plosser*** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Public Governor for the Financial Industry Regulatory Authority (FINRA); Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	92	Rochester Gas and Electric Corporation

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Associated Grocers of New England (Director Emeritus); Formerly: Lincoln Trust Advisors

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	Formerly: Lincoln Advisors Trust

Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	92	St. Vincent Health; Formerly: Lincoln Advisors Trust

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	92	Formerly: Lincoln Advisors Trust

Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012	92	Trustee of FundVantage Trust

** Steve A. Cobb, is the son-in-law of Kenneth G. Stella.

*** Charles I. Plosser was appointed Trustee effective January 1, 2018.

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.

Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.

LVIP Delaware Foundation® Moderate Allocation Fund–48

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.

Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Vice President, Secretary, and Chief Legal Officer	Since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President and Chief Compliance Officer, Lincoln National Corporation; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Deputy General Counsel, Janney Montgomery Scott LLC.

Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.

Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.

John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

LVIP Delaware Foundation® Moderate Allocation Fund–49

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2017

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund

2017 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation

Subadvised by: BlackRock Investment Management LLC

           Milliman Financial Risk Management LLC

The Fund returned 13.49% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2017, while its composite benchmark, the BlackRock U.S. Growth ETF Allocation Index1, returned 14.28%; and its broad-based benchmark index, the Bloomberg Barclays U.S. Aggregate Bond IndexSM2, returned 3.54% during the same period.

Despite political uncertainties around the globe, equity markets posted spectacular returns in 2017 with the S&P 5003 and the MSCI World ex USA4 both posting over 20% returns and the MSCI Emerging Markets Index5 returning nearly 40%. Stable global growth, coupled with easy monetary policy led to many equity markets hitting all-time highs throughout the year.

In the U.S., equity markets continuously hit new highs throughout the year with the monthly volatility of the S&P 500 Index hitting its lowest level since the early 1960s. Low volatility strategies employed in this allocation aim to deliver market like exposure with lower volatility. Despite the non-existent volatility throughout the year, iShares Edge MSCI Min Vol USA ETF (USMV) kept up with equity markets in 2017, finishing up 19.0% vs. the S&P 500 Index up 21.8%.

This Fund is a strategic asset allocation fund; sector, asset class and security level decisions are not actively managed. However, because of the strong returns across US equity markets the portfolio delivered a 14.36% return in 2017. This was, in a large part, driven by the nearly 22% return of and a 70% weight toward US stocks.

The volatility management overlay component of the LVIP BlackRock. U.S. Growth ETF Allocation Managed Risk Fund did not have a meaningful impact on relative performance during 2017. During the past year, global equity markets experienced historically low levels of volatility which allowed for the Fund’s volatility management overlay to be less impactful to overall fund results given that volatility management strategies are designed to add value in the bear market portion of market cycles.

Portfolio Managers:
Lincoln Investment Advisors:	Maria Ma Jay Shearon Amritansh Tewary Alex Zeng

BlackRock Investment Management LLC:	Alan Mason Amy Whitelaw
Milliman Financial Risk Management LLC:	Zachary Brown Jeff Greco Adam Schenck

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 5/2/16 through 12/31/17

This chart illustrates, hypothetically, that $10,000 was invested in LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund shares on 5/2/16 (commencement of operations). As the chart shows, by 12/31/17, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,975 for the Standard Class shares and to $11,906 for the Service Class shares. For comparison, look at how the BlackRock U.S Growth ETF Allocation Index and Bloomberg Barclays U.S. Aggregate Bond IndexSM did over the same period. The same $10,000 investment would have increased to $12,199 and $10,276, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–1

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund

2017 Annual Report Commentary (unaudited) (continued)

Average annual total returns on investment	Ended 12/31/17

Standard Class Shares
One Year	+ 13.49%
Inception (5/2/16)	+ 11.43%

Service Class Shares
One Year	+ 13.10%
Inception (5/2/16)	+ 11.04%

1.

BlackRock U.S. Growth ETF Allocation Index is constructed as follows: 30% Bloomberg Barclays U.S. Aggregate Bond Index, 29% S&P 500 Index, 25% MSCI USA Minimum Volatility Index, 7% S&P MidCap 400 Index and 9% Russell 2000 Index.

2.

The Bloomberg Barclays U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million per amount outstanding.

3.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.

4.

The MSCI World ex USA captures large and mid cap representation across 22 of 23 Developed Markets (DM) countries — excluding the United States. With 1,022 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

5.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index designed to measure equity market performance of emerging markets. The MSCI Emerging Markets NR Index consists of 23 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates.

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–2

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2017 to December 31, 2017

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) Fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Annualized Expense Ratio	Expenses Paid During Period 7/1/17 to 12/31/17*
Actual
Standard Class Shares	$1,000.00	$1,069.90	0.32%	$1.67
Service Class Shares	1,000.00	1,068.00	0.67%	3.49
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.59	0.32%	$1.63
Service Class Shares	1,000.00	1,021.83	0.67%	3.41

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in iShares Exchange-Traded Funds (“Underlying ETFs”) or financial instruments that provide exposure to such Underlying ETFs (collectively, the “Underlying Funds”). In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in the table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–3

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund

Security Type/Sector Allocation (unaudited)

As of December 31, 2017

Security Type/Sector	Percentage of Net Assets

Investment Companies	100.10%

Equity Funds	67.87%
Fixed Income Funds	28.81%
Money Market Fund	3.42%
Total Value of Securities	100.10%
Liabilities Net of Receivables and Other Assets	(0.10%	)
Total Net Assets	100.00%

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–4

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund

Statement of Net Assets

December 31, 2017

	Number of Shares	Value (U.S. $)

INVESTMENT COMPANIES–100.10%
Equity Funds–67.87%
iShares Core S&P 500 ETF	274,163	$73,708,723
iShares Core S&P Mid-Cap ETF	95,231	18,072,939
iShares Edge MSCI Min Vol USA ETF	1,199,528	63,311,088
iShares Russell 2000 ETF	151,845	23,150,289

		178,243,039

Fixed Income Funds–28.81%
iShares Core U.S. Aggregate Bond ETF	349,074	38,164,260
iShares MBS ETF	119,793	12,768,736
iShares U.S. Credit Bond ETF	104,540	11,711,616
iShares U.S. Treasury Bond ETF	518,646	13,007,642

		75,652,254

	Number of Shares	Value (U.S. $)

INVESTMENT COMPANIES (continued)
Money Market Fund–3.42%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 1.15%)	8,985,244	$8,985,244

		8,985,244

Total Investment Companies (Cost $238,625,846)		262,880,537

TOTAL VALUE OF SECURITIES–100.10% (Cost $238,625,846)	262,880,537
«LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.10%)	(265,394)

NET ASSETS APPLICABLE TO 22,411,161 SHARES OUTSTANDING–100.00%	$262,615,143

NET ASSET VALUE PER SHARE–LVIP BLACKROCK U.S. GROWTH ETF ALLOCATION MANAGED RISK FUND STANDARD CLASS ($3,783,891 / 322,886 Shares)	$11.719

NET ASSET VALUE PER SHARE–LVIP BLACKROCK U.S. GROWTH ETF ALLOCATION MANAGED RISK FUND SERVICE CLASS ($258,831,252 / 22,088,275 Shares)	$11.718

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2017:
Shares of beneficial interest (unlimited authorization–no par)	$238,593,372
Undistributed net investment income	83,558
Accumulated net realized loss on investments	(306,436)
Net unrealized appreciation of investments and derivatives	24,244,649

TOTAL NET ASSETS	$262,615,143

«

Includes $44,375 cash collateral held at broker for futures contracts, $6,656 variation margin due from broker on futures contracts, $32,092 payable for fund shares redeemed, $1,003,017 payable for investments purchased, $135,605 due to manager and affiliates and $26,577 other accrued expenses payable as of December 31, 2017.

The following futures contracts were outstanding at December 31, 2017:1

Futures Contracts

Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Depreciation
Interest Rate Contracts:
71	U.S. Treasury 5 yr Notes	$8,247,648	$8,257,690	3/30/18	$(10,042)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amount presented above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–5

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund

Statement of Net Assets (continued)

Summary of Abbreviations:

ETF–Exchange-Traded Fund

MBS–Mortgage-Backed Security

MSCI–Morgan Stanley Capital International

S&P–Standard & Poor’s

yr–Year

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–6

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund

Statement of Operations

Year Ended December 31, 2017

INVESTMENT INCOME:
Dividends	$4,031,106

EXPENSES:
Distribution fees-Service Class	710,436
Management fees	513,888
Shareholder servicing fees	44,139
Accounting and administration expenses	42,947
Professional fees	31,511
Reports and statements to shareholders	9,466
Trustees’ fees and expenses	5,278
Consulting fees	4,473
Custodian fees	3,998
Pricing fees	45
Other	577

1,366,181
Less:
Expenses paid indirectly	(19)

Total operating expenses	1,366,739

NET INVESTMENT INCOME	2,664,367

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss from:
Investments	(77,126)
Futures contracts	(47)

Net realized loss	(77,173)

Net change in unrealized appreciation (depreciation) of:
Investments	22,613,292
Futures contracts	(10,042)

Net change in unrealized appreciation (depreciation)	22,603,250

NET REALIZED AND UNREALIZED GAIN	22,526,077

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$25,190,444

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund

Statements of Changes in Net Assets

	Year Ended 12/31/17	5/2/16* to 12/31/16

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$2,664,367	$763,687
Net realized loss	(77,173)	(229,188)
Net change in unrealized appreciation (depreciation)	22,603,250	1,641,399

Net increase in net assets resulting from operations	25,190,444	2,175,898

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(48,270)	(12,144)
Service Class	(2,532,539)	(756,105)
Net realized gain:
Standard Class	(57)	—
Service Class	(4,399)	—

	(2,585,265)	(768,249)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	2,122,387	1,542,936
Service Class	141,451,943	137,523,745
Reinvestment of dividends and distributions:
Standard Class	48,327	12,144
Service Class	2,536,938	756,105

	146,159,595	139,834,930

Cost of shares redeemed:
Standard Class	(106,341)	(127,102)
Service Class	(34,773,446)	(12,385,321)

	(34,879,787)	(12,512,423)

Increase in net assets derived from capital share transactions	111,279,808	127,322,507

NET INCREASE IN NET ASSETS	133,884,987	128,730,156
NET ASSETS:
Beginning of Year	128,730,156	—

End of Year	$262,615,143	$128,730,156

Undistributed net investment income	$83,558	$—

*Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–7

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund Standard Class

	Year Ended 12/31/17	5/2/16[1] to 12/31/16
Net asset value, beginning of period	$10.463	$10.000

Income from investment operations:
Net investment income[2]	0.184	0.174
Net realized and unrealized gain	1.228	0.378

Total from investment operations	1.412	0.552

Less dividends and distributions from:
Net investment income	(0.156)	(0.089)
Net realized gain	— [3]	—

Total dividends and distributions	(0.156)	(0.089)

Net asset value, end of period	$11.719	$10.463

Total return[4]	13.49%	5.52%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$3,784	$ 1,444
Ratio of expenses to average net assets[5]	0.32%	0.34%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.32%	0.38%
Ratio of net investment income to average net assets	1.64%	2.52%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.64%	2.48%
Portfolio turnover	3%	14%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	For the year ended December 31, 2017, net realized gain distributions of $57 were made by the Fund’s Standard Class, which calculated to a de minimus amount of $0.000 per share.

[4]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–8

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund Service Class

	Year Ended 12/31/17	5/2/16[1] to 12/31/16
Net asset value, beginning of period	$10.464	$10.000

Income from investment operations:
Net investment income[2]	0.144	0.150
Net realized and unrealized gain	1.226	0.377

Total from investment operations	1.370	0.527

Less dividends and distributions from:
Net investment income	(0.116)	(0.063)
Net realized gain	—[3]	—

Total dividends and distributions	(0.116)	(0.063)

Net asset value, end of period	$11.718	$10.464

Total return[4]	13.10%	5.27%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$258,831	$127,286
Ratio of expenses to average net assets[5]	0.67%	0.69%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.67%	0.73%
Ratio of net investment income to average net assets	1.29%	2.17%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.29%	2.13%
Portfolio turnover	3%	14%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	For the year ended December 31, 2017, net realized gain distributions of $4,399 were made by the Fund’s Service Class, which calculated to a de minimus amount of $0.000 per share.

[4]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–9

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund

Notes to Financial Statements

December 31, 2017

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 92 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund operates under a fund of funds structure and invests substantially all of its assets in iShares Exchange-Traded Funds (“Underlying ETFs”) or financial instruments that provide exposure to such Underlying ETFs (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. stocks, bonds and money market instruments. A significant portion of the Underlying Funds employ a passive investment style (i.e. index funds). In addition to company investments, the Fund may invest in individual securities, such as money market instruments, and employs an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Financial statements for the Underlying Funds can be found at www.sec.gov.

The Fund’s investment objective is to seek a balance between current income and growth of capital, with a greater emphasis on growth of capital.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–ETFs, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (“NYSE”) on the valuation date. ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value. The Fund values Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the NYSE on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information. Investments in government money market funds have a stable NAV. Futures contracts are valued at the daily quoted settlement prices.

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund’s federal income tax return through the year ended December 31, 2017 and for the open tax year ended December 31, 2016, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2017, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–10

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

The Fund receives earning credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this arrangement is included in “Custodian fees” on the Statement of Operations with the corresponding expense offset shown as “Expenses paid indirectly.”

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisers and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.25% of the average daily net assets of the Fund. The fee is calculated daily and paid monthly. The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds.

LIAC has contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.37% of the average daily net assets for the Standard Class and 0.72% for the Service Class. This agreement will continue at least through April 30, 2018, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustee (the “Board”) and LIAC.

BlackRock Investment Management LLC (“BlackRock”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays BlackRock a fee based on the Fund’s average daily net assets.

Milliman Financial Risk Management LLC (“Milliman”) is responsible for managing the Fund’s managed risk strategy. For these services, LIAC, not the Fund, pays Milliman a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2017, costs for these administrative and legal services were as follows:

Administrative	$11,031
Legal	1,837

Lincoln Life also provides certain contract holder and additional corporate services to the Fund. Effective May 1, 2017, the Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund’s average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $3,218 for the year ended December 31, 2017.

The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.

In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.

At December 31, 2017, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$54,312
Distribution fees payable to LFD	74,993
Shareholder servicing fees payable to Lincoln Life	6,300

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–11

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund

Notes to Financial Statements (continued)

3. Investments

For the year ended December 31, 2017, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$116,166,526
Sales	6,683,349

At December 31, 2017, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:

Cost of investments and derivatives	$238,943,016

Aggregate unrealized appreciation of investments and derivatives	$24,585,161
Aggregate unrealized depreciation of investments and derivatives	(657,682)

Net unrealized appreciation of investments and derivatives	$23,927,479

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2017:

Level 1
Investments:

Assets:
Investment Companies	$262,880,537

Derivatives:
Liabilities:
Futures Contracts	$(10,042)

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2017, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–12

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund

Notes to Financial Statements (continued)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the year ended December 31, 2017 and the period May 2, 2016* through December 31, 2016 was as follows:

	Year Ended 12/31/17	5/2/16* to 12/31/16
Ordinary income	$2,580,809	$762,264
Long-term capital gains	4,456	5,985

Total	$2,585,265	$768,249

* Date of commencement of operations.

5. Components of Net Assets on a Tax Basis

As of December 31, 2017, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$238,593,372
Undistributed ordinary income	94,292
Net unrealized appreciation	23,927,479

Net assets	$262,615,143

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales, straddle losses deferred and mark-to-market of futures contracts.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/17	5/2/16* to 12/31/16
Shares sold:
Standard Class	190,221	149,323
Service Class	12,850,398	13,293,633
Shares reinvested:
Standard Class	4,114	1,158
Service Class	215,979	72,127

	13,260,712	13,516,241

Shares redeemed:
Standard Class	(9,502)	(12,428)
Service Class	(3,142,608)	(1,201,254)

	(3,152,110)	(1,213,682)

Net increase	10,108,602	12,302,559

* Date of commencement of operations.

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund’s investments; to facilitate investments in portfolio securities; and to reduce cost. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed.

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–13

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

During the year ended through December 31, 2017, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.

Fair values of derivative instruments as of December 31, 2017 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Interest rate contracts)	Liabilities net of receivables and other assets	$—	Liabilities net of receivables and other assets	$(10,042)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2017 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(47)	$(10,042)

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2017.

	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$723,248	$—

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

9. Recent Regulatory Reporting Updates

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amended Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. As of August 1, 2017, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–14

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and the period from May 2, 2016 (commencement of operations) to December 31, 2016, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2017, the results of its operations for the year then ended and the changes in its net assets and its financial highlights for the year then ended and the period from May 2, 2016 (commencement of operations) to December 31, 2016, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.

Philadelphia, Pennsylvania

February 22, 2018

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–15

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund

Other Fund Information (unaudited)

Tax Information

For the year ended December 31, 2017, the Fund reports distributions paid during the year as follows:

(A)	(B)
Ordinary	Long-Term
Income	Capital Gains	Total
Distributions	Distributions	Distributions
(Tax Basis)	(Tax Basis)	(Tax Basis)
99.83%	0.17%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 22-23 and September 11-12, 2017, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with the subadvisers (collectively, with the investment management agreement, the “Advisory Agreements” and each individually an “Advisory Agreement”) for various series of the Trust (each a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement.

The Board considered that the Funds are managed with a risk management strategy using up to 20% of net assets (the “Risk-Management Sleeve”) and that at least 80% of each Fund’s net assets are invested by the sub-adviser in underlying funds (the “Equity Sleeve”). The Board considered that the risk-management strategy was designed to stabilize overall portfolio volatility (that is, variance in the Fund’s investment returns) and reduce the downside exposure of the Fund during significant market downturns by selling (short) (i.e., hedging) positions in exchange-traded futures contracts. The Board considered that the Funds’ investments in exchange-traded futures and the resulting costs limit the upside participation of the Funds in strong, increasing markets relative to unhedged funds. The Board also considered that Milliman Financial Risk Management LLC (“Milliman”) had been appointed sub-adviser to the Risk-Management Sleeve of the Funds effective May 1, 2016 and that in June 2016, the Risk-Management Sleeve’s strategy was changed. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information (including total return and standard deviation) provided by Morningstar for the standard class of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“performance peer group”) and a benchmark index for the one, three, and five year periods, as applicable, ended March 31, 2017. The Board considered an in-person presentation related to the performance of the Risk-Management Sleeve by representatives of Oliver Wyman,

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–16

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

an independent management consulting firm (“Oliver Wyman”), that assessed the overall LVIP Managed Risk Fund returns compared to the aggregate returns of risk control funds from 11 variable annuity sponsors.

The Board considered that LIAC had delegated day-to-day portfolio management of the Risk-Management Sleeve to Milliman and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, and monitoring the implementation of the risk management overlay model. The Board also considered an in-person presentation by representatives of Milliman regarding the performance of the Funds sub-advised by Milliman as well as presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve. The Board also considered that in June 2016, the Risk-Management Sleeve’s strategy was changed to eliminate the buying of (long) positions in exchange-traded equity futures with the intention that the revised risk management overlay would improve risk/return performance for investors. The Board noted LIAC’s view that it expects the negative impact of the risk management overlay to dampen over a full market cycle. The Board concluded that LIAC had appropriately reviewed and monitored Milliman’s performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the investment management fee for the Fund was within range of the median investment management fee of the Morningstar expense peer group. The Board considered that the Fund’s net expense ratio (plus AFFE) was lower than the net expense ratio (including AFFE) of the Morningstar expense peer group median. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an expense limitation for the Fund through April 30, 2018 and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares.

Approval of Subadvisory Agreements

Managed Risk Sleeve

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Milliman on behalf of each of the Funds, the Board considered the nature, extent and quality of services provided by Milliman under the subadvisory agreement. The Board reviewed the services provided by Milliman, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of Milliman. They also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.

Performance. With respect to performance, the Board considered that the Funds commenced operations in May 2016, which provided a limited period of time to evaluate investment performance, and that in June 2016, the Risk-Management Sleeve’s strategy was changed to eliminate the buying of (long) positions in exchange-traded equity futures with the intention that the revised risk management overlay would improve risk/return performance for investors. The Board noted LIAC’s view that it expects the negative impact of the risk management overlay to dampen over a full market cycle. The Board also considered various in-person presentations related to the performance of the Risk-Management Sleeve by representatives of Milliman and Oliver Wyman. The Board concluded that the services provided by Milliman were satisfactory.

Subadvisory Fee and Economies of Scale. The Board considered the LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund’s subadvisory fee schedule, which contains breakpoints, and noted that Milliman stated that the Funds are lower than fees charged to comparable sub-advised clients. The Board considered that LIAC compensates Milliman from its fees and that the subadvisory fee schedules were negotiated between LIAC and BlackRock, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.

Profitability and Fallout Benefits. The Board considered information regarding Milliman’s estimated profitability from providing subadvisory services to the Funds. The Board noted that the subadvisory fee schedule contains breakpoints and was negotiated between LIAC and Milliman, an unaffiliated third party, and that LIAC compensates Milliman from its fees. The Board reviewed materials provided by Milliman as to any additional benefits it receives and noted that Milliman indicated that its business in the aggregate derives non-pecuniary benefits from synergies related to conducting risk management programs for clients in large volume and that Milliman may receive intangible benefits from association with the Funds such as favorable publicity in relevant markets.

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–17

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund

Other Fund Information (unaudited) (continued)

Approval of Subadvisory Agreements (continued)

Equity Sleeve

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and BlackRock Investment Management, LLC. (“BlackRock”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by BlackRock under the subadvisory agreement. The Board reviewed the services provided by BlackRock, the background of the investment professionals servicing the Fund and the reputation, resources and investment approach of BlackRock. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.

Performance. The Board considered that the sub-adviser manages the Equity Sleeve. The Board reviewed the LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund’s total return compared to the total returns of funds included in the Morningstar Moderate Allocation funds category. The Board noted that the Fund’s total return was below the return of the Morningstar category average over recent quarters. The Board considered that the Fund commenced operations in May 2016, which provided a limited period of time to evaluate investment performance. The Board concluded that the services provided by BlackRock were satisfactory.

Subadvisory Fee and Economies of Scale. The Board considered the LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund’s subadvisory fee schedule, which contains a breakpoint, and noted that BlackRock stated that there were no comparable funds managed using the same benchmark and the same strategy by the same portfolio management team. The Board considered that LIAC compensates BlackRock from its fees and that the subadvisory fee schedule was negotiated between LIAC and BlackRock, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.

Profitability and Fallout Benefits. The Board considered information regarding BlackRock’s estimated profitability from providing subadvisory services to the Funds. The Board noted that the subadvisory fee schedule was negotiated between LIAC and BlackRock, an unaffiliated third party, and that LIAC compensates BlackRock from its fees. The Board reviewed materials provided by BlackRock as to any additional benefits it receives and noted that BlackRock stated that the engagement may raise its profile in the broker-dealer community, may increase analyst coverage and sales of BlackRock proprietary products and that BlackRock receives a management fee from the underlying funds owned by the Funds.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements are in the best interests of each Fund.

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.

The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.

The term Fund Complex includes the 92 series of Lincoln Variable Insurance Products Trust.

Interested Trustee

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	Formerly: Lincoln Advisors Trust

* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of both the Advisor and The Lincoln National Life Insurance Company, the parent company of the Trust’s Adviser.

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	92	Formerly: Lincoln Advisors Trust

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	Formerly: Lincoln Advisors Trust

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	Formerly: Lincoln Advisors Trust

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Formerly: Lincoln Advisors Trust

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Charles I. Plosser*** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Public Governor for the Financial Industry Regulatory Authority (FINRA); Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	92	Rochester Gas and Electric Corporation

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Associated Grocers of New England (Director Emeritus); Formerly: Lincoln Trust Advisors

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	Formerly: Lincoln Advisors Trust

Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	92	St. Vincent Health; Formerly: Lincoln Advisors Trust

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	92	Formerly: Lincoln Advisors Trust

Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012	92	Trustee of FundVantage Trust

** Steve A. Cobb, is the son-in-law of Kenneth G. Stella.

*** Charles I. Plosser was appointed Trustee effective January 1, 2018.

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.

Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.

Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Vice President, Secretary, and Chief Legal Officer	Since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President and Chief Compliance Officer, Lincoln National Corporation; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Deputy General Counsel, Janney Montgomery Scott LLC.

Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.

Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.

John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–21

LVIP Blended Core Equity Managed Volatility Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2017

LVIP Blended Core Equity Managed Volatility Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Blended Core Equity Managed Volatility Fund

2017 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation Subadvised by: SSGA Funds Management, Inc.

The Fund returned 21.04% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2017, while its benchmark, the S&P 500® Index1, returned 21.83% during the same period.

Because of expectations related to the pro-growth agenda espoused by newly-elected President Trump and U.S. Republicans, which included tax reform and less regulation, the US equity markets began 2017 positively as a continuation of the momentum experienced after Trump’s election in November 2016. Furthermore, economies outside of the U.S. largely continued accommodative monetary policies and, in many cases, expansionary fiscal policies, that were also supportive to non-U.S. equity markets from the outset of the year. As the year progressed, the International Monetary Fund (“the IMF”) upwardly revised economic growth estimates for many non-U.S. economies, including the European Union, Japan and many emerging market countries, with U.S economic growth being revised upward to a lesser extent. This synchronized global economic growth was the foundation for equity markets generating strong positive returns in 2017, along with non-U.S. equity markets outperforming U.S. equity markets for the first time since 2012 because many of those economies are in the early stages of an earnings recovery cycle. It is also notable that these returns were generated while encountering historically low volatility throughout the year.

As we expected, the Federal Reserve continued its path toward normalization of interest rates, with three 25-basis point interest rate increases during 2017 that brought the target Fed Funds rate to 1.25% - 1.50%. Despite these increases to short-term interest rates and a forecast of continued increases in 2018 and beyond, longer term interest rates stayed stubbornly low as the U.S. 10-year Treasury yield ended 2017 seven basis points lower than the end of 2016, and actually spent most of the year even lower. This dynamic, combined with credit spreads steadily tightening throughout 2017, allowed the major fixed income indexes to register positive returns.

For the full year, there was wide dispersion across investment style and size. Growth stocks outperformed value stocks across most asset classes. Additionally, large cap stocks outperformed small cap stocks, with emerging market equities being the notable exception where small cap stocks outperformed large cap stocks. The Information Technology sector was the leading performer, by a wide margin, in the U.S equity markets, with Energy and Telecom being the notable laggards. An interesting dynamic that manifested itself seemed to be that one or two industries seemed to dominate positive returns within each sector. For example, refining led the energy sector by a wide margin, homebuilders and casinos led the consumer sector, etc.

The Fund invests predominantly in domestic mega cap and large cap stocks. We would expect the Fund to perform well in periods where mega cap stocks outperform, and lag when small cap and mid cap stocks lead the market. During 2017, Fund performance was slightly behind the benchmark but was in line with our expectations for a domestic blend fund with a mega cap orientation.

The volatility management overlay component of the LVIP Blended Core Equity Managed Volatility Fund did not have a meaningful impact on relative performance during 2017.

During the past year, global equity markets experienced historically low levels of volatility, which allowed for the Fund’s volatility management overlay to be less impactful to overall Fund results given that volatility management strategies are designed to add value in the bear market portion of market cycles.

Portfolio Managers:

Lincoln Investment Advisors Corporation:	Jay Shearon
Amritansh Tewary
Alex Zeng

SSGA Funds Management, Inc.:	Timothy Furbush
Lorne Johnson
Michael Martel
Philip Lee

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 1/2/14 through 12/31/17

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Blended Core Equity Managed Volatility Fund shares on 1/2/14 (commencement of operations). As the chart shows, by 12/31/17, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $13,483 for the Standard Class shares and to $13,297 for the Service Class shares. For comparison, look at how the S&P 500® Index did over the same period. The same $10,000 investment would have increased to $15,722. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP Blended Core Equity Managed Volatility Fund–1

LVIP Blended Core Equity Managed Volatility Fund

2017 Annual Report Commentary (unaudited) (continued)

Average annual total returns on investment	Ended 12/31/17

Standard Class Shares
One Year	+ 21.04%
Inception (1/2/14)	+ 7.77%

Service Class Shares
One Year	+ 20.61%
Inception (1/2/14)	+ 7.39%

1.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.

LVIP Blended Core Equity Managed Volatility Fund–2

LVIP Blended Core Equity Managed Volatility Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2017 to December 31, 2017

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers and reimbursements in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Annualized Expense Ratio	Expenses Paid During Period 7/1/17 to 12/31/17*
Actual
Standard Class Shares	$1,000.00	$1,108.10	0.00%	$—
Service Class Shares	1,000.00	1,106.20	0.35%	1.86
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,025.21	0.00%	$—
Service Class Shares	1,000.00	1,023.44	0.35%	1.79

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies (“Underlying Funds”). In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the Underlying Funds. The Expense Analysis of an investment in the table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP Blended Core Equity Managed Volatility Fund–3

LVIP Blended Core Equity Managed Volatility Fund

Security Type/Sector Allocation (unaudited)

As of December 31, 2017

Security Type/Sector	Percentage of Net Assets

Affiliated Investments	94.98%
Investment Companies	94.98%
Equity Funds	94.98%
Unaffiliated Investment	4.91%
Investment Company	4.91%
Money Market Fund	4.91%
Total Value of Securities	99.89%
Receivables and Other Assets Net of Liabilities	0.11%
Total Net Assets	100.00%

LVIP Blended Core Equity Managed Volatility Fund–4

LVIP Blended Core Equity Managed Volatility Fund

Schedule of Investments

December 31, 2017

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENTS–94.98%
INVESTMENT COMPANIES–94.98%
Equity Funds–94.98%
*ClearBridge® – Variable Appreciation Portfolio	3,894,923	$163,469,930
T. Rowe Price Capital Opportunity Fund (Investor Class)	4,186,819	109,108,506

Total Affiliated Investments (Cost $227,512,856)		272,578,436

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENT–4.91%
INVESTMENT COMPANY–4.91%
Money Market Fund–4.91%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 1.15%)	14,090,678	$14,090,678

Total Unaffiliated Investment (Cost $14,090,678)		14,090,678

TOTAL VALUE OF SECURITIES–99.89% (Cost $241,603,534)	286,669,114
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.11%	306,808

NET ASSETS APPLICABLE TO 22,528,026 SHARES OUTSTANDING–100.00%	$286,975,922

*	Series I shares.

The following futures contracts were outstanding at December 31, 2017:1

Futures Contracts

Contracts to Buy (Sell)	Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation
Equity Contracts:
91 E-mini S&P 500 Index	$12,175,800	$12,021,989	3/19/18	$153,811
7 E-mini S&P MidCap 400 Index	1,331,680	1,321,171	3/19/18	10,509

Total Futures Contracts				$164,320

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

S&P–Standard & Poor’s

See accompanying notes, which are an integral part of the financial statements.

LVIP Blended Core Equity Managed Volatility Fund–5

LVIP Blended Core Equity Managed Volatility Fund

Statement of Assets and Liabilities

December 31, 2017

ASSETS:
Affiliated investments, at value	$272,578,436
Unaffiliated investment, at value	14,090,678
Cash collateral held at broker for futures contracts	451,500
Receivable for fund shares sold	233,890
Expense reimbursement from Lincoln Investment Advisors Corporation	17,870
Dividends receivable from investments	11,034

TOTAL ASSETS	287,383,408

LIABILITIES:
Payable for investments purchased	145,662
Payable for fund shares redeemed	94,439
Due to manager and affiliates	91,835
Variation margin due to broker on futures contracts	52,255
Other accrued expenses payable	23,295

TOTAL LIABILITIES	407,486

TOTAL NET ASSETS	$286,975,922

Affiliated investments, at cost	$227,512,856
Unaffiliated investment, at cost	14,090,678

Standard Class:
Net Assets	$95,621
Shares Outstanding	7,503
Net Asset Value Per Share	$12.744

Service Class:
Net Assets	$286,880,301
Shares Outstanding	22,520,523
Net Asset Value Per Share	$12.739

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2017:
Shares of beneficial interest (unlimited authorization–no par)	$233,112,054
Undistributed net investment income	1,204
Accumulated net realized gain on investments	8,632,764
Net unrealized appreciation of investments and derivatives	45,229,900

TOTAL NET ASSETS	$286,975,922

See accompanying notes, which are an integral part of the financial statements.

LVIP Blended Core Equity Managed Volatility Fund–6

LVIP Blended Core Equity Managed Volatility Fund

Statement of Operations

Year Ended December 31, 2017

INVESTMENT INCOME:
Dividends from affiliated investments	$2,919,733
Dividends from unaffiliated investment	117,543

3,037,276

EXPENSES:
Management fees	1,682,564
Distribution fees-Service Class	919,831
Shareholder servicing fees	52,512
Accounting and administration expenses	47,309
Professional fees	28,192
Reports and statements to shareholders	25,938
Trustees’ fees and expenses	7,121
Consulting fees	4,590
Custodian fees	4,191
Pricing fees	81
Other	1,721

2,774,050
Less:
Management fees waived	(1,682,564)
Expenses reimbursed	(171,512)
Expenses paid indirectly	(143)

Total operating expenses	919,831

NET INVESTMENT INCOME	2,117,445

NET REALIZED AND UNREALIZED GAIN:
Net realized gain from:
Distributions from affiliated investments	11,300,764
Sale of affiliated investments	303,755
Futures contracts	2,469,099

Net realized gain	14,073,618

Net change in unrealized appreciation (depreciation) of:
Affiliated investments	32,743,150
Futures contracts	228,591

Net change in unrealized appreciation (depreciation)	32,971,741

NET REALIZED AND UNREALIZED GAIN	47,045,359

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$49,162,804

See accompanying notes, which are an integral part of the financial statements.

LVIP Blended Core Equity Managed Volatility Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/17	12/31/16
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$2,117,445	$2,033,598
Net realized gain (loss)	14,073,618	(1,584,154)
Net change in unrealized appreciation (depreciation)	32,971,741	14,780,299

Net increase in net assets resulting from operations	49,162,804	15,229,743

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(1,285)	(1,080)
Service Class	(2,956,462)	(2,159,797)

	(2,957,747)	(2,160,877)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	76	357
Service Class	38,879,991	105,172,086
Reinvestment of dividends and distributions:
Standard Class	1,285	1,080
Service Class	2,956,462	2,159,797

	41,837,814	107,333,320

Cost of shares redeemed:
Standard Class	(7,665)	(5,352)
Service Class	(33,182,877)	(19,263,455)

	(33,190,542)	(19,268,807)

Increase in net assets derived from capital share transactions	8,647,272	88,064,513

NET INCREASE IN NET ASSETS	54,852,329	101,133,379
NET ASSETS:
Beginning of year	232,123,593	130,990,214

End of year	$286,975,922	$232,123,593

Undistributed net investment income	$1,204	$22,329

See accompanying notes, which are an integral part of the financial statements.

LVIP Blended Core Equity Managed Volatility Fund–7

LVIP Blended Core Equity Managed Volatility Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Blended Core Equity Managed Volatility Fund Standard Class
				1/2/14[2]
	12/31/17	Year Ended 12/31/16[1]	12/31/15	to 12/31/14

Net asset value, beginning of period	$10.672	$9.913	$10.501	$10.000

Income (loss) from investment operations:
Net investment income[3]	0.136	0.154	0.139	0.258
Net realized and unrealized gain (loss)	2.110	0.741	(0.550)	0.375

Total from investment operations	2.246	0.895	(0.411)	0.633

Less dividends and distributions from:
Net investment income	(0.174)	(0.136)	(0.120)	(0.132)
Net realized gain	—	—	(0.057)	—

Total dividends and distributions	(0.174)	(0.136)	(0.177)	(0.132)

Net asset value, end of period	$12.744	$10.672	$9.913	$10.501

Total return[4]	21.04%	9.03%	(3.90% )	6.32%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$96	$86	$83	$76
Ratio of expenses to average net assets[5]	0.00%	0.00%	0.00%	0.00%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.70%	0.71%	0.74%	0.88%
Ratio of net investment income to average net assets	1.15%	1.50%	1.35%	2.55%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.45%	0.79%	0.61%	1.67%
Portfolio turnover	9%	35%	10%	6%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.

[2]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[3]	The average shares outstanding method has been applied for per share information.

[4]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Blended Core Equity Managed Volatility Fund–8

LVIP Blended Core Equity Managed Volatility Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Blended Core Equity Managed Volatility Fund Service Class
				1/2/14[2]
	12/31/17	Year Ended 12/31/16[1]	12/31/15	to 12/31/14

Net asset value, beginning of period	$10.672	$9.914	$10.502	$10.000

Income (loss) from investment operations:
Net investment income[3]	0.094	0.119	0.103	0.229
Net realized and unrealized gain (loss)	2.106	0.739	(0.550)	0.368

Total from investment operations	2.200	0.858	(0.447)	0.597

Less dividends and distributions from:
Net investment income	(0.133)	(0.100)	(0.084)	(0.095)
Net realized gain	—	—	(0.057)	—

Total dividends and distributions	(0.133)	(0.100)	(0.141)	(0.095)

Net asset value, end of period	$12.739	$10.672	$9.914	$10.502

Total return[4]	20.61%	8.65%	(4.24% )	5.96%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$286,880	$232,038	$130,907	$64,617
Ratio of expenses to average net assets[5]	0.35%	0.35%	0.35%	0.35%
Ratio of expenses to average net assets prior to expenses waived/reimbursed [5]	1.05%	1.06%	1.09%	1.23%
Ratio of net investment income to average net assets	0.80%	1.15%	1.00%	2.20%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.10%	0.44%	0.26%	1.32%
Portfolio turnover	9%	35%	10%	6%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.

[2]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[3]	The average shares outstanding method has been applied for per share information.

[4]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Blended Core Equity Managed Volatility Fund–9

LVIP Blended Core Equity Managed Volatility Fund

Notes to Financial Statements

December 31, 2017

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 92 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Blended Core Equity Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund operates under a fund of funds structure and invests substantially all of its assets in other open-end investment companies, which, in turn, invest at least 80% of their assets in equity securities. The Fund is advised by Lincoln Investment Advisors Corporation (“LIAC”). In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments, and employs an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Financial statements for the Underlying Funds can be found at www.sec.gov.

The Fund’s investment objective is to seek capital appreciation.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–The Fund values Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information. Investments in government money market funds have a stable NAV. Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended December 31, 2017 and for all open tax years (years ended December 31, 2014–December 31, 2016), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2017, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund receives earning credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this agreement is included in “Custodian fees” on the Statement of Operations with the corresponding expense offset shown as “Expenses paid indirectly”.

LVIP Blended Core Equity Managed Volatility Fund–10

LVIP Blended Core Equity Managed Volatility Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates

LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.64% of the average daily net assets of the Fund. The fee is calculated daily and paid monthly. The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds. LIAC has contractually agreed to waive its advisory fee. The waiver amount is 0.64% of the average daily net asset of the Fund. This agreement will continue through at least April 30, 2018, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.

LIAC has contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.00% of the average daily net assets for the Standard Class and 0.35% for the Service Class. This agreement will continue through at least April 30, 2018, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

SSGA Funds Management, Inc. (the “Sub-Adviser”) is responsible for managing the Fund’s volatility management overlay. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2017, fees for these administrative and legal services were as follows:

Administrative	$14,609
Legal	2,528

Lincoln Life also provides certain contract holder and additional corporate services to the Fund. Effective May 1, 2017, the Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund’s average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $18,623 for the year ended December 31, 2017.

The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.

In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.

At December 31, 2017, the Fund had receivables due from or liabilities payable to affiliates as follows:

Expense reimbursement receivable from LIAC	$17,870
Distribution fees payable to LFD	84,806
Shareholder servicing fees payable to Lincoln Life	7,029

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

LVIP Blended Core Equity Managed Volatility Fund–11

LVIP Blended Core Equity Managed Volatility Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers’ outstanding securities (non-LVIP Funds). Affiliated investments of the Fund and the corresponding investment activity for the year ended December 31, 2017, were as follows:

	Value 12/31/16	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/17	Dividends	Capital Gain Distributions
ClearBridge - Variable Appreciation Portfolio	$129,846,022	$26,076,181	$11,731,377	$85,334	$19,193,770	$163,469,930	$1,827,823	$5,256,264
T. Rowe Price Capital Opportunity Fund - Investor Class	86,121,135	18,629,732	9,410,162	218,421	13,549,380	109,108,506	1,091,910	6,044,500

Total	$215,967,157	$44,705,913	$21,141,539	$303,755	$32,743,150	$272,578,436	$2,919,733	$11,300,764

3. Investments

For the year ended December 31, 2017, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$44,705,913
Sales	21,141,539

At December 31, 2017, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:

Cost of investments and derivatives	$242,827,291

Aggregate unrealized appreciation of investments and derivatives	$44,006,143
Aggregate unrealized depreciation of investments and derivatives	—

Net unrealized appreciation of investments and derivatives	$44,006,143

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

LVIP Blended Core Equity Managed Volatility Fund–12

LVIP Blended Core Equity Managed Volatility Fund

Notes to Financial Statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2017:

Level 1
Investments:
Assets:
Affiliated Investment Companies	$272,578,436
Unaffiliated Investment Company	14,090,678

Total Investments	$286,669,114

Derivatives:
Assets:
Futures Contracts	$164,320

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2017, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2017 and 2016 was as follows:

	Year Ended
	12/31/17	12/31/16
Ordinary income	$2,957,747	$2,160,877

5. Components of Net Assets on a Tax Basis

As of December 31, 2017, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$233,112,054
Undistributed ordinary income	1,204
Undistributed long-term capital gains	9,856,521
Net unrealized appreciation	44,006,143

Net assets	$286,975,922

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales and mark-to-market of futures contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of distributions received from Underlying Funds. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2017, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Gain
$819,177	$(819,177)

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

In 2017, the Fund utilized $3,663,806 of capital loss carryforwards.

LVIP Blended Core Equity Managed Volatility Fund–13

LVIP Blended Core Equity Managed Volatility Fund

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/17	12/31/16
Shares sold:
Standard Class	7	34
Service Class	3,384,439	10,216,097
Shares reinvested:
Standard Class	100	101
Service Class	231,127	201,538

	3,615,673	10,417,770

Shares redeemed:
Standard Class	(632)	(509)
Service Class	(2,838,182)	(1,879,242)

	(2,838,814)	(1,879,751)

Net increase	776,859	8,538,019

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts–The Fund may use futures in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund’s existing portfolio securities in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund’s investments; to facilitate investments in portfolio securities; and to reduce cost. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

During the year ended December 31, 2017, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions and as a cash management tool.

Fair values of derivative instruments as of December 31, 2017 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)*	Variation margin due to broker on futures contracts	$164,320	Variation margin due to broker on futures contracts	$—

*Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2017. Only current day variation margin is reported on the “Statement of Assets and Liabilities.”

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2017 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$2,469,099	$228,591

LVIP Blended Core Equity Managed Volatility Fund–14

LVIP Blended Core Equity Managed Volatility Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2017.

	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$15,673,605	$—

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

9. Recent Regulatory Reporting Updates

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amended Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. As of August 1, 2017, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Funds’ net assets or results of operations.

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Blended Core Equity Managed Volatility Fund–15

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of LVIP Blended Core Equity Managed Volatility Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of LVIP Blended Core Equity Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the period from January 2, 2014 (commencement of operations) through December 31, 2014, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended and the period from January 2, 2014 (commencement of operations) through December 31, 2014, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.

Philadelphia, Pennsylvania

February 22, 2018

LVIP Blended Core Equity Managed Volatility Fund–16

LVIP Blended Core Equity Managed Volatility Fund

Other Fund Information (unaudited)

Tax Information

For the year ended December 31, 2017, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Fund’s total distributions.

Approval of Investment Management Agreement

On August 22-23 and September 11-12, 2017, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with State Street Global Advisors (“SSGA”) (collectively, with the investment management agreement, the “Advisory Agreements” and each individually an “Advisory Agreement”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data, and SSGA prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and SSGA provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and SSGA provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed. The Board determined that, given the totality of the information provided with respect to the Advisory Agreements, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding the structure of portfolio manager compensation, brokerage practices, risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement.

The Board considered that the Funds are managed with an actively-managed risk-management overlay using up to 20% of a Fund’s net assets (the “Risk-Management Sleeve”) and that at least 80% of each Fund’s net assets are invested in an underlying fund or funds (the “Equity Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and reduce the impact on the Funds’ portfolio of significant market downturns during periods of high volatility. The Board considered that the Funds’ investments in exchange-traded futures and their resulting costs limit the upside participation of the Funds in strong, increasing markets relative to unhedged funds. The Board also considered that SSGA had been appointed sub-adviser to the Risk-Management Sleeve of the Funds effective May 1, 2016. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information (including total return and standard deviation) provided by Morningstar for the standard class of each Fund compared to the return of a benchmark index for the one, three and five year periods, as applicable, ended March 31, 2017. The Board noted LIAC’s view that the performance peer group of mutual funds provided by Morningstar provided little comparative value as the performance peer group did not generally include an actively managed volatility management overlay. The Board also considered an in-person presentation by representatives of Oliver Wyman, an independent management consulting firm, that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of risk control funds from 11 variable annuity sponsors.

LVIP Blended Core Equity Managed Volatility Fund–17

LVIP Blended Core Equity Managed Volatility Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

The Board considered that LIAC had delegated day-to-day portfolio management of the Risk-Management Sleeve to SSGA and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model. The Board also considered an in-person presentation by representatives of SSGA regarding the performance of the Managed Volatility Funds sub-advised by SSGA as well as presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve. The Board also considered that in February, 2016, the managed volatility model was adjusted with the intention that the risk overlay would reduce the negative contribution to returns in certain markets while maintaining market downturn protection. The Board noted LIAC’s view that it expects the negative impact of the volatility management overlay to dampen over a full market cycle. The Board concluded that LIAC had appropriately reviewed and monitored SSGA’s performance.

The Board reviewed the Fund’s total return and standard deviation compared to the total return and standard deviation of the S&P 500 Daily Risk Control 10% Total Return USD Index. The Board noted the Fund’s total return was below the return of the benchmark index for the one and three year periods. The Board considered that the Fund had been restructured in February 2016 to add an additional underlying fund for increased diversification. The Board concluded that the services provided by LIAC were satisfactory.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar expense peer group and category median. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2018. The Board noted that the investment management fee for the Fund was within range of the median management fee of the Morningstar expense peer group without giving effect to the advisory fee waiver and was below the median management fee of the Morningstar expense peer group giving effect to the advisory fee waiver. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an expense limitation through April 30, 2018 and an advisory fee waiver and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA on behalf of the each of the Funds, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board reviewed the services provided by SSGA, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of SSGA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.

Performance. The Board considered that SSGA’s responsibility was to implement trading based on the managed volatility model and that traditional measures of performance would not be relevant in assessing SSGA’s implementation of the model. The Board also considered that in February, 2016, the managed volatility model was adjusted with the intention that the risk overlay would reduce the negative contribution to returns in certain markets while maintaining market downturn protection. The Board noted LIAC’s view that it expects the negative impact of the volatility management overlay to dampen over a full market cycle. The Board also considered various in-person presentations related to the performance of the Risk-Management Sleeve by representatives of SSGA and Oliver Wyman. The Board concluded that the services provided by SSGA were satisfactory.

Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule, noted that SSGA stated that it did not provide similar managed volatility subadvisory services to other investment companies. The Board considered that LIAC compensates SSGA from its fees and that the subadvisory fee schedule was negotiated between LIAC and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.

LVIP Blended Core Equity Managed Volatility Fund–18

LVIP Blended Core Equity Managed Volatility Fund

Other Fund Information (unaudited) (continued)

Approval of Subadvisory Agreement (continued)

Profitability and Fallout Benefits. The Board noted that the subadvisory fee schedule was negotiated between LIAC and SSGA, an unaffiliated third party, and that LIAC compensates SSGA from its fees. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Fund in the marketplace and its ability to leverage resources.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.

LVIP Blended Core Equity Managed Volatility Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.

The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.

The term Fund Complex includes the 92 series of Lincoln Variable Insurance Products Trust.

Interested Trustee

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by during Past Five Trustee Years

Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	Formerly: Lincoln Advisors Trust

* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of both the Advisor and The Lincoln National Life Insurance Company, the parent company of the Trust’s Adviser.

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	92	Formerly: Lincoln Advisors Trust

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	Formerly: Lincoln Advisors Trust

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	Formerly: Lincoln Advisors Trust

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Formerly: Lincoln Advisors Trust

LVIP Blended Core Equity Managed Volatility Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Charles I. Plosser*** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Public Governor for the Financial Industry Regulatory Authority (FINRA); Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	92	Rochester Gas and Electric Corporation

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Associated Grocers of New England (Director Emeritus); Formerly: Lincoln Trust Advisors

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	Formerly: Lincoln Advisors Trust

Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	92	St. Vincent Health; Formerly: Lincoln Advisors Trust

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	92	Formerly: Lincoln Advisors Trust

Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012	92	Trustee of FundVantage Trust

** Steve A. Cobb, is the son-in-law of Kenneth G. Stella.

*** Charles I. Plosser was appointed Trustee effective January 1, 2018.

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.

Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.

LVIP Blended Core Equity Managed Volatility Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.

Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Vice President, Secretary, and Chief Legal Officer	Since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President and Chief Compliance Officer, Lincoln National Corporation; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Deputy General Counsel, Janney Montgomery Scott LLC.

Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.

Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.

John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

LVIP Blended Core Equity Managed Volatility Fund–22

LVIP Blended Large Cap Growth Managed Volatility Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2017

LVIP Blended Large Cap Growth

Managed Volatility Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Blended Large Cap Growth Managed Volatility Fund

2017 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation

Subadvised by:	Goldman Sachs Asset Management L.P. Wellington Management Company LLP SSGA Funds Management, Inc.

The Fund returned 26.13% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2017, while its benchmark, the Russell 1000® Growth Index1, returned 30.21% during the same period.

Because of expectations related to the pro-growth agenda espoused by newly-elected President Trump and U.S. Republicans, which included tax reform and less regulation, the US equity markets began 2017 positively as a continuation of the momentum experienced after Trump’s election in November 2016. Furthermore, economies outside of the U.S. largely continued accommodative monetary policies and, in many cases, expansionary fiscal policies, that were also supportive to non-U.S. equity markets from the outset of the year. As the year progressed, the International Monetary Fund (“the IMF”) upwardly revised economic growth estimates for many non-U.S. economies, including the European Union, Japan and many emerging market countries, with U.S economic growth being revised upward to a lesser extent. This synchronized global economic growth was the foundation for equity markets generating strong positive returns in 2017, along with non-U.S. equity markets outperforming U.S. equity markets for the first time since 2012 because many of those economies are in the early stages of an earnings recovery cycle. It is also notable that these returns were generated while encountering historically low volatility throughout the year.

As expected, the Federal Reserve continued its path toward normalization of interest rates, with three 25-basis point interest rate increases during 2017 that brought the target Fed Funds rate to 1.25% - 1.50%. Despite these increases to short-term interest rates and a forecast of continued increases in 2018 and beyond, longer term interest rates stayed stubbornly low as the U.S. 10-year Treasury yield ended 2017 seven basis points lower than the end of 2016, and actually spent most of the year even lower. This dynamic, combined with credit spreads steadily tightening throughout 2017, allowed the major fixed income indexes to register positive returns.

For the full year, there was wide dispersion across investment style and size. Growth stocks outperformed value stocks across most asset classes. Additionally, large caps outperformed small caps, with emerging market equities being the notable exception where small caps outperformed large caps. The Information Technology sector was the leading performer, by a wide margin, in the U.S equity markets, with Energy and Telecom being the notable laggards. An interesting dynamic that manifested itself seemed to be that one or two industries seemed to dominate positive returns within each sector. For example, refining led the energy sector by a wide margin, homebuilders and casinos led the consumer sector, etc.

The Fund invests predominantly in large cap growth stocks, which tend to exhibit heightened volatility during times of market uncertainty. While Fund performance was ahead of the broad market during 2017, it trailed the Russell 1000 Growth benchmark due to Fund positioning within the Energy and Consumer Discretionary sectors.

The volatility management overlay component of the LVIP Blended Large Cap Growth Managed Volatility Fund did not have a meaningful impact on relative performance during 2017. During the past year, global equity markets experienced historically low levels of volatility, which allowed for the Fund’s volatility management overlay to be less impactful to overall Fund results given that volatility management strategies are designed to add value in the bear market portion of market cycles.

Portfolio Managers:
Lincoln Investment Advisors Corporation:	Jay Shearon Amritansh Tewary Alex Zeng

Goldman Sachs Asset Management, L.P.
May 1, 2017–December 31, 2017:	Osman Ali Len Ioffe Dennis Walsh

Wellington Management Company LLP:	Cheryl M. Duckworth Mark D. Mandel

SSGA Funds Management, Inc.:	Timothy Furbush Lorne Johnson Michael Martel Philip Lee

UBS Asset Management (Americas) Inc.
January 1, 2017–April 30, 2017:	Peter J. Bye

The views expressed represent each Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Blended Large Cap Growth Managed Volatility Fund–1

LVIP Blended Large Cap Growth Managed Volatility Fund

2017 Annual Report Commentary (unaudited) (continued)

Growth of $10,000 invested 12/31/07 through 12/31/17

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class shares on 12/31/07. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/17, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $16,711. For comparison, look at how the Russell 1000® Growth Index did over the same period. The same $10,000 investment would have increased to $25,930. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/17

Standard Class Shares
One Year	+ 26.13%
Five Years	+ 10.77%
Ten Years	+ 5.27%

Service Class Shares
One Year	+ 25.81%
Five Years	+ 10.49%
Ten Years	+ 5.01%

1.	The Russell 1000® Growth Index measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.

LVIP Blended Large Cap Growth Managed Volatility Fund–2

LVIP Blended Large Cap Growth Managed Volatility Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2017 to December 31, 2017

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Annualized Expense Ratio	Expenses Paid During Period 7/1/17 to 12/31/17*
Actual
Standard Class Shares	$1,000.00	$1,115.00	0.73%	$3.89
Service Class Shares	1,000.00	1,113.50	0.98%	5.22
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.53	0.73%	$3.72
Service Class Shares	1,000.00	1,020.27	0.98%	4.99

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Blended Large Cap Growth Managed Volatility Fund–3

LVIP Blended Large Cap Growth Managed Volatility Fund

Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)

As of December 31, 2017

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Common Stock	93.46%
Aerospace & Defense	2.83%
Air Freight & Logistics	0.50%
Airlines	0.33%
Auto Components	1.02%
Automobiles	0.35%
Banks	3.15%
Beverages	2.00%
Biotechnology	3.95%
Building Products	0.93%
Capital Markets	0.58%
Chemicals	2.00%
Commercial Services & Supplies	0.42%
Communications Equipment	0.56%
Construction Materials	0.06%
Consumer Finance	0.82%
Containers & Packaging	1.13%
Distributors	0.46%
Diversified Financial Services	0.15%
Diversified Telecommunication Services	0.93%
Electric Utilities	1.46%
Electrical Equipment	0.80%
Electronic Equipment, Instruments & Components	0.30%
Equity Real Estate Investment Trusts	3.44%
Food & Staples Retailing	0.67%
Food Products	1.26%
Health Care Equipment & Supplies	2.68%
Health Care Providers & Services	4.46%
Hotels, Restaurants & Leisure	1.68%
Household Durables	1.61%
Household Products	0.40%
Independent Power & Renewable Electricity Producers	0.30%
Industrial Conglomerates	0.34%
Insurance	2.87%
Internet & Direct Marketing Retail	3.69%
Internet Software & Services	6.86%
IT Services	4.42%
Leisure Products	0.18%
Life Sciences Tools & Services	0.59%
Machinery	2.57%

Security Type/Sector	Percentage of Net Assets
Media	1.81%
Metals & Mining	0.48%
Multiline Retail	0.15%
Multi-Utilities	0.26%
Oil, Gas & Consumable Fuels	4.07%
Personal Products	1.12%
Pharmaceuticals	2.18%
Professional Services	0.50%
Real Estate Management & Development	0.17%
Road & Rail	1.53%
Semiconductors & Semiconductor Equipment	4.21%
Software	6.73%
Specialty Retail	1.42%
Technology Hardware, Storage & Peripherals	4.48%
Textiles, Apparel & Luxury Goods	0.39%
Tobacco	1.21%
Exchange-Traded Fund	0.70%
Money Market Fund	5.68%
Total Value of Securities	99.84%
Receivables and Other Assets Net of Liabilities	0.16%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Apple	3.92%
Alphabet Class A & Class C	3.43%
Microsoft	2.95%
Amazon.com	2.72%
Facebook Class A	2.62%
UnitedHealth Group	1.95%
Visa Class A	1.79%
Boeing	1.76%
Bank of America	1.17%
Comcast Class A	0.97%
Total	23.28%

IT–Information Technology

LVIP Blended Large Cap Growth Managed Volatility Fund–4

LVIP Blended Large Cap Growth Managed Volatility Fund

Statement of Net Assets

December 31, 2017

	Number of Shares	Value (U.S. $)
COMMON STOCK–93.46%
Aerospace & Defense–2.83%
Boeing	53,691	$15,834,013
Lockheed Martin	15,928	5,113,684
Northrop Grumman	14,575	4,473,213

		25,420,910

Air Freight & Logistics–0.50%
Expeditors International of Washington	36,249	2,344,948
FedEx	8,689	2,168,253

		4,513,201

Airlines–0.33%
Copa Holdings Class A	3,441	461,300
Southwest Airlines	20,333	1,330,795
†United Continental Holdings	16,797	1,132,118

		2,924,213

Auto Components–1.02%
Aptiv	29,515	2,503,757
BorgWarner	24,617	1,257,683
Gentex	96,983	2,031,794
Lear	12,886	2,276,441
†Visteon	8,573	1,072,825

		9,142,500

Automobiles–0.35%
Harley-Davidson	28,876	1,469,211
Thor Industries	11,421	1,721,373

		3,190,584

Banks–3.15%
Bank of America	355,117	10,483,054
Citigroup	57,679	4,291,894
Citizens Financial Group	29,935	1,256,671
Comerica	3,034	263,382
Huntington Bancshares	133,215	1,939,610
KeyCorp	163,443	3,296,645
PNC Financial Services Group	38,619	5,572,335
†SVB Financial Group	5,353	1,251,371

		28,354,962

Beverages–2.00%
Anheuser-Busch InBev ADR	9,760	1,088,826
Coca-Cola	2,908	133,419
Constellation Brands Class A	16,194	3,701,463
Dr Pepper Snapple Group	8,261	801,813
Molson Coors Brewing Class B	29,872	2,451,595
†Monster Beverage	73,317	4,640,233
PepsiCo	43,026	5,159,678

		17,977,027

Biotechnology–3.95%
AbbVie	60,673	5,867,686
†Alexion Pharmaceuticals	19,660	2,351,139

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Biotechnology (continued)
†Alnylam Pharmaceuticals	4,791	$608,697
Amgen	25,210	4,384,019
†Biogen	18,735	5,968,409
†Bioverativ	1,717	92,581
†Celgene	69,585	7,261,891
†Exelixis	56,813	1,727,115
†Incyte	7,663	725,763
†Regeneron Pharmaceuticals	2,215	832,751
†Vertex Pharmaceuticals	37,952	5,687,487

		35,507,538

Building Products–0.93%
Fortune Brands Home & Security	51,039	3,493,109
Masco	111,372	4,893,686

		8,386,795

Capital Markets–0.58%
BGC Partners Class A	36,625	553,404
BlackRock	1,414	726,386
Intercontinental Exchange	12,188	859,985
MarketAxess Holdings	1,838	370,817
Morgan Stanley	19,809	1,039,378
Northern Trust	7,374	736,589
TD Ameritrade Holding	18,927	967,737

		5,254,296

Chemicals–2.00%
Celanese Class A	19,357	2,072,748
DowDuPont	61,597	4,386,938
LyondellBasell Industries Class A	34,959	3,856,677
Monsanto	5,137	599,899
PPG Industries	12,724	1,486,418
Praxair	6,487	1,003,409
Westlake Chemical	28,317	3,016,610
WR Grace & Co	21,633	1,517,122

		17,939,821

Commercial Services & Supplies–0.42%
†Clean Harbors	6,663	361,135
KAR Auction Services	68,144	3,441,953

		3,803,088

Communications Equipment–0.56%
†F5 Networks	26,167	3,433,634
Harris	11,322	1,603,761

		5,037,395

Construction Materials–0.06%
Martin Marietta Materials	1,098	242,702
Vulcan Materials	2,333	299,487

		542,189

Consumer Finance–0.82%
Ally Financial	41,768	1,217,955

LVIP Blended Large Cap Growth Managed Volatility Fund–5

LVIP Blended Large Cap Growth Managed Volatility Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Consumer Finance (continued)
American Express	30,605	$3,039,383
Capital One Financial	31,086	3,095,544

		7,352,882

Containers & Packaging–1.13%
Ball	30,199	1,143,032
†Berry Global Group	4,490	263,428
†Crown Holdings	19,540	1,099,125
Graphic Packaging Holding	221,484	3,421,928
International Paper	25,860	1,498,328
Sealed Air	55,405	2,731,467

		10,157,308

Distributors–0.46%
Genuine Parts	7,491	711,720
Pool	26,710	3,462,951

		4,174,671

Diversified Financial Services–0.15%
Leucadia National	51,342	1,360,050

		1,360,050

Diversified Telecommunication Services–0.93%
Verizon Communications	158,519	8,390,411

		8,390,411

Electric Utilities–1.46%
Avangrid	19,136	967,899
Edison International	57,657	3,646,229
Exelon	50,049	1,972,431
NextEra Energy	28,971	4,524,980
PG&E	44,668	2,002,466

		13,114,005

Electrical Equipment–0.80%
AMETEK	71,780	5,201,897
Eaton	25,502	2,014,913

		7,216,810

Electronic Equipment, Instruments & Components–0.30%
†Flex	116,742	2,100,189
National Instruments	15,153	630,819

		2,731,008

Equity Real Estate Investment Trusts–3.44%
American Homes 4 Rent Class A	84,144	1,837,705
American Tower	53,750	7,668,513
Boston Properties	14,643	1,904,029
CubeSmart	13,489	390,102
Equinix	12,226	5,541,068
Equity LifeStyle Properties	16,822	1,497,494
Gaming and Leisure Properties	5,705	211,085
Host Hotels & Resorts	160,133	3,178,640
Invitation Homes	88,196	2,078,780

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Equity Real Estate Investment Trusts (continued)
Prologis	20,701	$1,335,421
†SBA Communications	23,454	3,831,445
Simon Property Group	8,400	1,442,616

		30,916,898

Food & Staples Retailing–0.67%
Costco Wholesale	10,144	1,888,001
†Sprouts Farmers Market	42,912	1,044,907
Sysco	18,313	1,112,148
Wal-Mart Stores	20,386	2,013,117

		6,058,173

Food Products–1.26%
Campbell Soup	74,616	3,589,776
Conagra Brands	86,379	3,253,897
General Mills	56,316	3,338,976
Hershey	10,186	1,156,213

		11,338,862

Health Care Equipment & Supplies–2.68%
Abbott Laboratories	43,327	2,472,672
Baxter International	22,259	1,438,822
†Boston Scientific	295,815	7,333,254
Cooper	15,109	3,291,949
Danaher	13,172	1,222,625
Medtronic	64,432	5,202,884
Stryker	13,538	2,096,224
West Pharmaceutical Services	10,110	997,554

		24,055,984

Health Care Providers & Services–4.46%
Anthem	4,185	941,667
Cardinal Health	26,285	1,610,482
†Centene	24,173	2,438,572
Cigna	32,017	6,502,333
†HCA Healthcare	14,652	1,287,032
Humana	17,960	4,455,337
McKesson	13,825	2,156,009
UnitedHealth Group	79,788	17,590,062
†WellCare Health Plans	15,696	3,156,623

		40,138,117

Hotels, Restaurants & Leisure–1.68%
Aramark	5,556	237,463
Hilton Worldwide Holdings	34,408	2,747,823
Las Vegas Sands	40,525	2,816,082
Marriott International Class A	3,167	429,857
McDonald’s	18,170	3,127,420
MGM Resorts International	98,879	3,301,570
Wynn Resorts	5,701	961,132
Yum Brands	18,272	1,491,178

		15,112,525

LVIP Blended Large Cap Growth Managed Volatility Fund–6

LVIP Blended Large Cap Growth Managed Volatility Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Household Durables–1.61%
DR Horton	67,894	$3,467,347
Lennar	27,106	1,714,183
†Mohawk Industries	11,135	3,072,147
†NVR	623	2,185,621
PulteGroup	97,109	3,228,874
Toll Brothers	17,168	824,407

		14,492,579

Household Products–0.40%
Colgate-Palmolive	35,246	2,659,311
Kimberly-Clark	7,672	925,704

		3,585,015

Independent Power & Renewable Electricity Producers–0.30%
NRG Energy	96,205	2,739,918

		2,739,918

Industrial Conglomerates–0.34%
3M	1,257	295,860
General Electric	160,384	2,798,701

		3,094,561

Insurance–2.87%
Allstate	48,838	5,113,827
American International Group	67,488	4,020,935
Aon	19,499	2,612,866
†Athene Holding Class A	13,987	723,268
Hartford Financial Services Group	28,338	1,594,863
Marsh & McLennan	45,383	3,693,722
MetLife	41,889	2,117,908
Progressive	42,842	2,412,861
Prudential Financial	9,807	1,127,609
XL Group	67,148	2,360,924

		25,778,783

Internet & Direct Marketing Retail–3.69%
†Amazon.com	20,890	24,430,228
Expedia	16,854	2,018,604
†Netflix	20,303	3,897,364
†Priceline Group	1,649	2,865,533

		33,211,729

Internet Software & Services–6.86%
†Alphabet Class A	19,318	20,349,581
†Alphabet Class C	9,999	10,462,954
†CoStar Group	11,063	3,285,158
†eBay	67,637	2,552,620
†Facebook Class A	133,643	23,582,644
†VeriSign	12,438	1,423,405

		61,656,362

IT Services–4.42%
Accenture Class A	5,797	887,463
Alliance Data Systems	8,766	2,222,006

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
IT Services (continued)
Automatic Data Processing	5,527	$647,709
Cognizant Technology Solutions Class A	5,220	370,724
†Conduent	20,138	325,430
†FleetCor Technologies	10,787	2,075,742
Global Payments	33,533	3,361,348
International Business Machines	9,571	1,468,383
Mastercard Class A	3,489	528,095
†PayPal Holdings	64,839	4,773,447
Sabre	123,947	2,540,913
Total System Services	55,387	4,380,558
Visa Class A	141,455	16,128,699

		39,710,517

Leisure Products–0.18%
Brunswick	28,793	1,589,949

		1,589,949

Life Sciences Tools & Services–0.59%
†Mettler-Toledo International	5,517	3,417,892
Thermo Fisher Scientific	10,161	1,929,371

		5,347,263

Machinery–2.57%
Allison Transmission Holdings	71,095	3,062,062
Caterpillar	50,752	7,997,500
Deere & Co	7,244	1,133,758
Fortive	29,782	2,154,728
Illinois Tool Works	10,875	1,814,494
PACCAR	18,560	1,319,245
Pentair	30,910	2,182,864
Toro	52,499	3,424,510

		23,089,161

Media–1.81%
CBS Class B	10,024	591,416
†Charter Communications Class A	8,234	2,766,295
Comcast Class A	218,178	8,738,029
†Liberty Media-Liberty Formula One Class C	16,014	547,038
Twenty-First Century Fox Class A	48,091	1,660,582
Viacom Class B	64,792	1,996,242

		16,299,602

Metals & Mining–0.48%
†ArcelorMittal (New York Shares)	14,017	452,889
Nucor	4,372	277,972
Southern Copper	5,399	256,183
Steel Dynamics	76,814	3,312,988

		4,300,032

LVIP Blended Large Cap Growth Managed Volatility Fund–7

LVIP Blended Large Cap Growth Managed Volatility Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Multiline Retail–0.15%
†Dollar Tree	12,380	$1,328,498

		1,328,498

Multi-Utilities–0.26%
Sempra Energy	21,657	2,315,566

		2,315,566

Oil, Gas & Consumable Fuels–4.07%
Andeavor	11,673	1,334,691
†Antero Resources	45,686	868,034
BP ADR	37,369	1,570,619
Cabot Oil & Gas	18,139	518,775
Chevron	43,641	5,463,417
†Concho Resources	3,893	584,806
†Diamondback Energy	14,895	1,880,494
Encana	26,379	351,632
Exxon Mobil	12,915	1,080,211
Hess	17,556	833,383
Kinder Morgan	103,525	1,870,697
Marathon Petroleum	82,500	5,443,350
†Newfield Exploration	126,907	4,001,378
†Parsley Energy Class A	5,184	152,617
Phillips 66	24,378	2,465,835
Pioneer Natural Resources	871	150,552
Suncor Energy	38,932	1,429,583
TransCanada	65,232	3,172,884
Valero Energy	37,022	3,402,692

		36,575,650

Personal Products–1.12%
Coty Class A	341,613	6,794,683
Estee Lauder Class A	1,301	165,539
Unilever (New York Shares)	55,423	3,121,423

		10,081,645

Pharmaceuticals–2.18%
Allergan	32,665	5,343,341
AstraZeneca ADR	106,121	3,682,399
Bristol-Myers Squibb	89,649	5,493,691
Eli Lilly & Co	22,463	1,897,225
†Mylan	57,057	2,414,082
Teva Pharmaceutical Industries ADR	39,283	744,413

		19,575,151

Professional Services–0.50%
Equifax	7,427	875,792
†IHS Markit	81,112	3,662,207

		4,537,999

Real Estate Management & Development–0.17%
†CBRE Group Class A	26,256	1,137,147
Realogy Holdings	13,520	358,280

		1,495,427

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Road & Rail–1.53%
CSX	85,303	$4,692,518
JB Hunt Transport Services	14,271	1,640,880
Norfolk Southern	19,600	2,840,040
Old Dominion Freight Line	19,370	2,548,123
Ryder System	6,332	532,964
Union Pacific	11,338	1,520,426

		13,774,951

Semiconductors & Semiconductor Equipment–4.21%
†Advanced Micro Devices	102,933	1,058,151
Applied Materials	119,915	6,130,055
Broadcom	10,601	2,723,397
KLA-Tencor	15,092	1,585,716
Lam Research	22,872	4,210,049
Marvell Technology Group	124,175	2,666,037
Maxim Integrated Products	58,882	3,078,351
Microchip Technology	29,875	2,625,415
†Micron Technology	182,383	7,499,589
NVIDIA	14,670	2,838,645
QUALCOMM	53,372	3,416,875

		37,832,280

Software–6.73%
Activision Blizzard	19,330	1,223,976
†Adobe Systems	47,249	8,279,915
†Autodesk	9,468	992,530
†Cadence Design Systems	82,228	3,438,775
†Citrix Systems	29,813	2,623,544
†Electronic Arts	29,387	3,087,398
Intuit	28,876	4,556,055
Microsoft	309,736	26,494,817
†Red Hat	21,528	2,585,513
†salesforce.com	31,130	3,182,420
†ServiceNow	15,587	2,032,389
†Workday Class A	20,073	2,042,227

		60,539,559

Specialty Retail–1.42%
Best Buy	12,404	849,302
Foot Locker	7,424	348,037
Home Depot	16,580	3,142,407
L Brands	5,531	333,077
Lowe’s	24,349	2,262,996
Ross Stores	37,149	2,981,207
TJX	36,929	2,823,591

		12,740,617

Technology Hardware, Storage & Peripherals–4.48%
Apple	208,227	35,238,255
NetApp	32,823	1,815,768
Western Digital	40,116	3,190,425

		40,244,448

LVIP Blended Large Cap Growth Managed Volatility Fund–8

LVIP Blended Large Cap Growth Managed Volatility Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Textiles, Apparel & Luxury Goods–0.39%
NIKE Class B	46,431	$2,904,259
Tapestry	12,723	562,738

		3,466,997

Tobacco–1.21%
Altria Group	73,942	5,280,198
British American Tobacco ADR	72,651	4,866,890
Philip Morris International	6,566	693,698

		10,840,786

Total Common Stock (Cost $648,024,638)		840,357,268

EXCHANGE-TRADED FUND–0.70%
SPDR® S&P 500 ETF Trust	23,527	6,278,415

Total Exchange-Traded Fund (Cost $5,753,083)		6,278,415

	Number of Shares	Value (U.S. $)
MONEY MARKET FUND–5.68%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 1.15%)	51,073,872	$51,073,872

Total Money Market Fund (Cost $51,073,872)		51,073,872

TOTAL VALUE OF SECURITIES–99.84% (Cost $704,851,593)	897,709,555
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.16%	1,474,211

NET ASSETS APPLICABLE TO 23,981,375 SHARES OUTSTANDING–100.00%	$899,183,766

NET ASSET VALUE PER SHARE–LVIP BLENDED LARGE CAP GROWTH MANAGED VOLATILITY FUND STANDARD CLASS ($268,162,095 / 7,060,333 Shares)	$37.982
NET ASSET VALUE PER SHARE–LVIP BLENDED LARGE CAP GROWTH MANAGED VOLATILITY FUND SERVICE CLASS ($631,021,671 / 16,921,042 Shares)	$37.292
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2017:
Shares of beneficial interest (unlimited authorization–no par)	$620,628,315
Accumulated net realized gain on investments	85,154,882
Net unrealized appreciation of investments, foreign currencies and derivatives	193,400,569

TOTAL NET ASSETS	$899,183,766

†	Non-income producing.

«

Includes $1,458,200 cash collateral held at broker for futures contracts, $165,925 variation margin due to broker for futures contracts, $635,041 due to manager and affiliates, $41,571 other accrued expenses payable, $3,320,670 payable for securities purchased and $201,778 payable for fund shares redeemed as of December 31, 2017.

The following futures contracts were outstanding at December 31, 2017:1

Futures Contracts

Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation
Equity Contracts:
26	E-mini Russell 2000 Index	$1,997,450	$1,964,619	3/19/18	$32,831
307	E-mini S&P 500 Index	41,076,600	40,565,493	3/19/18	511,107

Total Futures Contracts					$543,938

LVIP Blended Large Cap Growth Managed Volatility Fund–9

LVIP Blended Large Cap Growth Managed Volatility Fund

Statement of Net Assets (continued)

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amounts presented above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1 See Note 7 in “Notes to Financial Statements.”

Summary of Abbreviations:

ADR–American Depositary Receipt

ETF–Exchange Traded Fund

IT–Information Technology

S&P–Standard & Poor’s

SPDR–Standard & Poor’s Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

LVIP Blended Large Cap Growth Managed Volatility Fund–10

LVIP Blended Large Cap Growth Managed

Volatility Fund

Statement of Operations

Year Ended December 31, 2017

INVESTMENT INCOME:
Dividends	$11,229,543
Foreign tax withheld	(51,975)

11,177,568

EXPENSES:
Management fees	5,885,407
Distribution fees-Service Class	1,376,757
Accounting and administration expenses	195,639
Shareholder servicing fees	161,646
Reports and statements to shareholders	141,725
Professional fees	44,746
Trustees’ fees and expenses	21,956
Custodian fees	15,539
Consulting fees	6,456
Pricing fees	898
Other	2,427

7,853,196
Less:
Management fees waived	(713,932)
Expenses paid indirectly	(265)

Total operating expenses	7,138,999

NET INVESTMENT INCOME	4,038,569

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain from:
Investments	115,297,173
Foreign currencies	2,073
Futures contracts	8,345,505

Net realized gain	123,644,751

Net change in unrealized appreciation (depreciation) of:
Investments	54,858,641
Foreign currencies	1,497
Futures contracts	674,563

Net change in unrealized appreciation (depreciation)	55,534,701

NET REALIZED AND UNREALIZED GAIN	179,179,452

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$183,218,021

See accompanying notes, which are an integral part of the financial statements.

LVIP Blended Large Cap Growth Managed Volatility Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/17	12/31/16
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$4,038,569	$2,320,668
Net realized gain	123,644,751	4,122,544
Net change in unrealized appreciation (depreciation)	55,534,701	(13,409,919)

Net increase (decrease) in net assets resulting from operations	183,218,021	(6,966,707)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(1,622,953)	(1,096,890)
Service Class	(2,457,173)	(1,100,346)
Net realized gain:
Standard Class	(6,053,240)	—
Service Class	(14,511,861)	—

	(24,645,227)	(2,197,236)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	3,500,784	4,146,333
Service Class	103,535,447	147,299,588
Reinvestment of dividends and distributions:
Standard Class	7,676,193	1,096,890
Service Class	16,969,034	1,100,346

	131,681,458	153,643,157

Cost of shares redeemed:
Standard Class	(29,241,230)	(31,540,744)
Service Class	(76,468,542)	(50,987,247)

	(105,709,772)	(82,527,991)

Increase in net assets derived from capital share transactions	25,971,686	71,115,166

NET INCREASE IN NET ASSETS	184,544,480	61,951,223
NET ASSETS:
Beginning of year	714,639,286	652,688,063

End of year	$899,183,766	$714,639,286

Undistributed net investment income	$—	$126,300

See accompanying notes, which are an integral part of the financial statements.

LVIP Blended Large Cap Growth Managed Volatility Fund–11

LVIP Blended Large Cap Growth Managed Volatility Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class

	Year Ended
	12/31/17[1]	12/31/16[2,3]	12/31/15		12/31/14		12/31/13

Net asset value, beginning of period	$ 30.995	$ 31.553	$ 31.136		$ 29.555		$ 23.551

Income (loss) from investment operations:
Net investment income (loss)[4]	0.237	0.153	0.011		0.006		(0.024)
Net realized and unrealized gain (loss)	7.868	(0.566)	0.406		1.575		6.028

Total from investment operations	8.105	(0.413)	0.417		1.581		6.004

Less dividends and distributions from:
Net investment income	(0.236)	(0.145)	—		—		—
Net realized gain	(0.882)	—	—		—		—

Total dividends and distributions	(1.118)	(0.145)	—		—		—

Net asset value, end of period	$ 37.982	$ 30.995	$ 31.553		$ 31.136		$ 29.555

Total return[5]	26.13%	(1.31% )	1.34%		5.35%		25.49%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$268,162	$235,309	$266,788		$294,661		$309,717
Ratio of expenses to average net assets	0.72%	0.73%	0.72%		0.72%		0.74%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.81%	0.82%	0.83%		0.83%		0.85%
Ratio of net investment income (loss) to average net assets	0.67%	0.50%	0.04%		0.02%		(0.09%	)
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	0.58%	0.41%	(0.07%	)	(0.09%	)	(0.20%	)
Portfolio turnover	138%	89%	57%		58%		48%

[1]	Effective May 1, 2017, Goldman Sachs Asset Management, L.P. replaced UBS Asset Management (Americas) as a sub-adviser to the Fund.

[2]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.

[3]	Effective February 8, 2016, Wellington Management Company LLP was added as a sub-adviser to the Fund.

[4]	The average shares outstanding method has been applied for per share information.

[5]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Blended Large Cap Growth Managed Volatility Fund–12

LVIP Blended Large Cap Growth Managed Volatility Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

LVIP Blended Large Cap Growth Managed Volatility Fund Service Class

	Year Ended
	12/31/17[1]	12/31/16[2,3]	12/31/15		12/31/14		12/31/13

Net asset value, beginning of period	$ 30.456	$ 31.009	$ 30.675		$ 29.190		$ 23.318

Income (loss) from investment operations:
Net investment income (loss)[4]	0.147	0.076	(0.066)		(0.068)		(0.089)
Net realized and unrealized gain (loss)	7.721	(0.559)	0.400		1.553		5.961

Total from investment operations	7.868	(0.483)	0.334		1.485		5.872

Less dividends and distributions from:
Net investment income	(0.150)	(0.070)	—		—		—
Net realized gain	(0.882)	—	—		—		—

Total dividends and distributions	(1.032)	(0.070)	—		—		—

Net asset value, end of period	$ 37.292	$ 30.456	$ 31.009		$ 30.675		$ 29.190

Total return[5]	25.81%	(1.56% )	1.09%		5.09%		25.18%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$631,022	$479,330	$385,900		$249,923		$169,959
Ratio of expenses to average net assets	0.97%	0.98%	0.97%		0.97%		0.99%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.06%	1.07%	1.08%		1.08%		1.10%
Ratio of net investment income (loss) to average net assets	0.42%	0.25%	(0.21%	)	(0.23%	)	(0.34%	)
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	0.33%	0.16%	(0.32%	)	(0.34%	)	(0.45%	)
Portfolio turnover	138%	89%	57%		58%		48%

[1]	Effective May 1, 2017, Goldman Sachs Asset Management, L.P. replaced UBS Asset Management (Americas) as a sub-adviser to the Fund.

[2]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.

[3]	Effective February 8, 2016, Wellington Management Company LLP was added as a sub-adviser to the Fund.

[4]	The average shares outstanding method has been applied for per share information.

[5]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Blended Large Cap Growth Managed Volatility Fund–13

LVIP Blended Large Cap Growth Managed Volatility Fund

Notes to Financial Statements

December 31, 2017

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 92 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Blended Large Cap Growth Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek long-term growth of capital in a manner consistent with the preservation of capital.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–Equity securities and exchange-traded funds (“ETFs”) except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security or ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value. Equity securities or ETFs listed on a foreign exchange are generally valued at the last quoted sales price on the valuation date. Open-end investment companies are valued at their published net asset value (“NAV”). Investments in government money market funds have a stable NAV. Futures contracts are valued at the daily quoted settlement prices. Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended December 31, 2017 and for all open tax years (years ended December 31, 2014–December 31, 2016), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2017, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate that portion of realized gains and losses on foreign equity securities resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

LVIP Blended Large Cap Growth Managed Volatility Fund–14

LVIP Blended Large Cap Growth Managed Volatility Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that Fund is aware of such dividends, net of all tax withholdings not eligible for rebates. Taxable non-cash dividends are recorded as dividend income. Withholding taxes on foreign dividends are recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Commission rebates are included in “Net realized gain (loss) from investments” on the Statement of Operations and totaled $14,726 for the year ended December 31, 2017. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund receives earning credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this agreement is included in “Custodian fees” on the Statement of Operation with the corresponding expense offset shown as “Expenses paid indirectly.”

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisers, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.75% of the first $500 million of the Fund’s average daily net assets and 0.70% of the Fund’s average daily net assets in excess of $500 million. The fee is calculated daily and paid monthly. LIAC has contractually agreed to waive a portion of its advisory fee. Effective May 1, 2017, the waiver amount is 0.14% on the first $100 million of the Fund’s average daily net assets, 0.09% on the next $400 million, 0.085% on the next $1.5 billion and 0.08% of the Fund’s average daily net assets in excess of $2 billion. This agreement will continue through at least April 30, 2018, and cannot be terminated before that date without the mutual agreement of the Board and LIAC. Prior to May 1, 2017, the waiver amount was 0.12% on the first $100 million of the Fund’s average daily net assets and 0.07% of the Fund’s average daily net assets in excess of $100 million.

Wellington Management Company LLP (“Wellington”), is responsible for the day-to-day management of a portion of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays Wellington a fee based on Wellington’s managed portion of the Fund’s average daily net assets

Effective May 1, 2017, Goldman Sachs Asset Management, L.P. (“GSAM”), is responsible for the day-to-day management of a portion of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays GSAM a fee based on GSAM’s managed portion of the Fund’s average daily net assets. Prior to May 1, 2017, UBS Asset Management (Americas) Inc. (“UBS”), was responsible for the day-to-day management of a portion of the Fund’s investment portfolio.

SSGA Funds Management, Inc. (“SSGA”), is responsible for the day-to-day management of the Fund’s volatility management overlay. For these services, LIAC, not the Fund, pays SSGA a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administrative expenses” on the Statement of Operations. For the year ended December 31, 2017, costs for these administrative and legal services were as follows:

Administrative	$44,988
Legal	7,787

Lincoln Life also provides certain contract holder and additional corporate services to the Fund. Effective May 1, 2017, the Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund’s average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $99,281 for the year ended December 31, 2017.

LVIP Blended Large Cap Growth Managed Volatility Fund–15

LVIP Blended Large Cap Growth Managed Volatility Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.

At December 31, 2017, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$480,536
Distribution fees payable to LFD	132,546
Shareholder servicing fees payable to Lincoln Life	21,959

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

3. Investments

For the year ended December 31, 2017, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$1,048,863,897
Sales	1,030,151,930

At December 31, 2017, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:

Cost of investments and derivatives	$708,644,336

Aggregate unrealized appreciation of investments and derivatives	$201,767,519
Aggregate unrealized depreciation of investments and derivatives	(12,158,362)

Net unrealized appreciation of investments and derivatives	$189,609,157

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

LVIP Blended Large Cap Growth Managed Volatility Fund–16

LVIP Blended Large Cap Growth Managed Volatility Fund

Notes to Financial Statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2017:

Level 1
Investments:
Assets:
Common Stock	$840,357,268
Exchange-Traded Fund	6,278,415
Money Market Fund	51,073,872

Total Investments	$897,709,555

Derivatives:
Assets:
Futures Contracts	$543,938

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2017, there were no material transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2017 and 2016 was as follows:

	Year Ended
	12/31/17	12/31/16
Ordinary income	$24,621,925	$2,197,236
Long-term capital gains	23,302

Total	$24,645,227	$2,197,236

5. Components of Net Assets on a Tax Basis

As of December 31, 2017, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$620,628,315
Undistributed long-term capital gain	88,946,294
Net unrealized appreciation	189,609,157

Net assets	$899,183,766

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales, straddle losses and mark-to-market of futures contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions and re-designations of dividends and distributions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2017, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Gain
$(84,743)	$84,743

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses; however, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized, due to the fact that post-enactment capital losses must be utilized before pre-enactment capital loss carryovers. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss, whereas before the Act, capital losses carried forward were treated as short-term.

In 2017, the Fund utilized $15,087,244 of capital loss carryforwards.

LVIP Blended Large Cap Growth Managed Volatility Fund–17

LVIP Blended Large Cap Growth Managed Volatility Fund

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/17	12/31/16
Shares sold:
Standard Class	98,133	136,599
Service Class	2,967,975	4,956,475
Shares reinvested:
Standard Class	200,983	35,148
Service Class	452,496	35,882

	3,719,587	5,164,104

Shares redeemed:
Standard Class	(830,696)	(1,034,986)
Service Class	(2,238,035)	(1,698,531)

	(3,068,731)	(2,733,517)

Net increase	650,856	2,430,587

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund’s investments; to facilitate investments in portfolio securities; and to reduce cost. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

During the year ended December 31, 2017, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions and as a cash management tool.

Fair values of derivative instruments as of December 31, 2017 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$543,938	Receivables and other assets net of liabilities	$—

LVIP Blended Large Cap Growth Managed Volatility Fund–18

LVIP Blended Large Cap Growth Managed Volatility Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2017 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$8,345,505	$674,563

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2017.

	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$50,900,361	$—

8. Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Recent Regulatory Reporting Updates

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amended Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. As of August 1, 2017, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.

11. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Blended Large Cap Growth Managed Volatility Fund–19

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of LVIP Blended Large Cap Growth Managed Volatility Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of LVIP Blended Large Cap Growth Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.

Philadelphia, Pennsylvania

February 22, 2018

LVIP Blended Large Cap Growth Managed Volatility Fund–20

LVIP Blended Large Cap Growth Managed Volatility Fund

Other Fund Information (unaudited)

For the fiscal year ended December 31, 2017, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
0.09%	99.91%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 22-23 and September 11-12, 2017, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various sub-advisers (collectively, with the investment management agreement, the “Advisory Agreements” and each individually an “Advisory Agreement”) for various series of the Trust (each a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the sub-advisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the sub-advisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement.

The Board considered that the Funds are managed with an actively managed risk-management overlay using up to 20% of a Fund’s net assets (the “Risk-Management Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and to reduce the impact on a Fund’s portfolio of significant market downturns during periods of high volatility. Each Fund’s sub-adviser manages the remaining 80-100% of the Fund’s net assets according to the investment mandate (the “Equity Sleeve”). The Board considered that the Funds’ investments in exchange-traded futures and their resulting costs limit the upside participation of the Funds in strong, increasing markets relative to unhedged funds. The Board also considered that SSGA Funds Management, Inc. (“SSGA”) had been appointed sub-adviser to the Risk-Management Sleeve of the Managed Volatility Funds effective May 1, 2016. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information (including total return and standard deviation) provided by Morningstar for the standard class of each Fund compared to the returns of a benchmark index for the one, three and five year periods, as applicable, ended March 31, 2017. The Board noted LIAC’s view that the performance peer group of mutual funds provided by Morningstar provided little comparative value as the performance peer group did not generally include an actively managed volatility management overlay. The Board also considered an in-person presentation by representatives of Oliver Wyman, an independent management consulting firm, that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of risk control funds from 11 variable annuity sponsors.

LVIP Blended Large Cap Growth Managed Volatility Fund–21

LVIP Blended Large Cap Growth Managed Volatility Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

The Board considered that LIAC had delegated day-to-day portfolio management of the Risk-Management Sleeve to SSGA and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model. The Board considered an in-person presentation by representatives of SSGA regarding the performance of the Managed Volatility Funds sub-advised by SSGA as well as presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve. The Board also considered that in February, 2016, the managed volatility model was adjusted with the intention of reducing its negative contribution to returns in certain markets while maintaining market downside protection. The Board noted LIAC’s view that it expects the negative impact of the volatility management overlay to dampen over a full market cycle. The Board concluded that LIAC had appropriately reviewed and monitored SSGA’s performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2018. The Board noted that the investment management fee was higher than the median investment management fee of the Morningstar expense peer group, without giving effect to the advisory fee waiver. The Board also considered that the net expense ratio for the Fund was lower than the median net expense ratio of the Morningstar expense peer group giving effect to the advisory fee waiver. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had a breakpoint in the investment management fee schedule and that LIAC had implemented an advisory fee waiver through April 30, 2018 and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares.

Approval of Subadvisory Agreements

Risk-Management Sleeve–Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA on behalf of the each of the Funds, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board reviewed the services provided by SSGA, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of SSGA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.

Performance. The Board considered that SSGA’s responsibility was to implement trading based on the managed volatility model and that traditional measures of performance would not be relevant in assessing SSGA’s implementation of the model. The Board also considered that in February, 2016, the managed volatility model was adjusted with the intention that the risk overlay would reduce the negative contribution to returns in certain markets while maintaining market downside protection. The Board noted LIAC’s view that it expects the negative impact of the volatility management overlay to dampen over a full market cycle. The Board also considered various in-person presentations related to the performance of the Risk-Management Sleeve by representatives of SSGA and Oliver Wyman. The Board concluded that the services provided by SSGA were satisfactory.

Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule, noted that SSGA stated that it did not provide similar managed volatility subadvisory services to any other investment companies. The Board considered that LIAC compensates SSGA from its fees and that the subadvisory fee schedule was negotiated between LIAC and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.

Profitability and Fallout Benefits. The Board noted that the subadvisory fee schedule was negotiated between LIAC and SSGA, an unaffiliated third party, and that LIAC compensates SSGA from its fees. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Fund in the marketplace and its ability to leverage resources.

LVIP Blended Large Cap Growth Managed Volatility Fund–22

LVIP Blended Large Cap Growth Managed Volatility Fund

Other Fund Information (unaudited) (continued)

Approval of Subadvisory Agreements (continued)

Equity Sleeve - Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Wellington Management Company, LLP (“Wellington”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Wellington under the subadvisory agreement. The Board reviewed the services provided by Wellington, the background of the investment professionals servicing the Fund and the reputation, resources and investment approach of Wellington. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters. The Board also considered that Goldman Sachs Asset Management, L.P. was added as a sub-adviser effective May 1, 2017 and that its subadvisory agreement would be considered for renewal in 2018.

Performance. The Board considered that the sub-advisers manage the Equity Sleeve. The Board reviewed the Fund’s total return and standard deviation compared to the total returns and standard deviation of the S&P 500 Daily Risk Control 10% Total Return USD Index. The Board noted the Fund’s total return was below the return of the benchmark index for the one, three and five year periods. The Board considered that the Equity Sleeve was restructured in February 2016 to a multi-manager structure and that Wellington became a sub-adviser to the Fund and that Goldman Sachs Asset Management, L.P. was added as an additional sub-adviser to the Fund effective May 2017. The Board concluded that the services provided by Wellington were satisfactory.

Subadvisory Fee. The Board considered the subadvisory fee schedule for Wellington, which contains breakpoints and noted Wellington’s materials indicating that it does not currently sub-advise any other investment company portfolios with the Fund’s large cap research equity approach. The Board considered that LIAC compensates Wellington from its fees and that the subadvisory fee schedule was negotiated between LIAC and Wellington, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.

Profitability, Economies of Scale and Fallout Benefits. The Board considered that the subadvisory fee schedule Wellington contained breakpoints and was negotiated between LIAC and Wellington, an unaffiliated third party, and that LIAC compensates Wellington from its fees. The Board reviewed materials provided by Wellington as to any additional benefits it receives and noted Wellington’s statement that the engagement provides a reputational benefit and that it obtains research through client commission arrangements.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements are in the best interests of each Fund.

LVIP Blended Large Cap Growth Managed Volatility Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.

The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.

The term Fund Complex includes the 92 series of Lincoln Variable Insurance Products Trust.

Interested Trustee

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	Formerly: Lincoln Advisors Trust

* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of both the Advisor and The Lincoln National Life Insurance Company, the parent company of the Trust’s Adviser.

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	92	Formerly: Lincoln Advisors Trust

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	Formerly: Lincoln Advisors Trust

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	Formerly: Lincoln Advisors Trust

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Formerly: Lincoln Advisors Trust

LVIP Blended Large Cap Growth Managed Volatility Fund–24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Charles I. Plosser*** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Public Governor for the Financial Industry Regulatory Authority (FINRA); Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	92	Rochester Gas and Electric Corporation

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Associated Grocers of New England (Director Emeritus); Formerly: Lincoln Trust Advisors

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	Formerly: Lincoln Advisors Trust

Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	92	St. Vincent Health; Formerly: Lincoln Advisors Trust

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	92	Formerly: Lincoln Advisors Trust

Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012	92	Trustee of FundVantage Trust

**	Steve A. Cobb, is the son-in-law of Kenneth G. Stella.
***	Charles I. Plosser was appointed Trustee effective January 1, 2018.

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.

Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.

LVIP Blended Large Cap Growth Managed Volatility Fund–25

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.

Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Vice President, Secretary, and Chief Legal Officer	Since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President and Chief Compliance Officer, Lincoln National Corporation; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Deputy General Counsel, Janney Montgomery Scott LLC.

Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.

Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.

John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

LVIP Blended Large Cap Growth Managed Volatility Fund–26

LVIP Blended Mid Cap Managed Volatility Fund

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2017

LVIP Blended Mid Cap Managed

Volatility Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Blended Mid Cap Managed Volatility Fund

2017 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation

Subadvised by:	Ivy Investment Management Company
T. Rowe Price Associates, Inc.
SSGA Funds Management, Inc.

The Fund returned 25.56% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2017, while its benchmark, the Russell Mid Cap® Growth Index1 returned 25.27% during the same period.

Because of expectations related to the pro-growth agenda espoused by newly-elected President Trump and U.S. Republicans, which included tax reform and less regulation, the US equity markets began 2017 positively as a continuation of the momentum experienced after Trump’s election in November 2016. Furthermore, economies outside of the U.S. largely continued accommodative monetary policies and, in many cases, expansionary fiscal policies, that were also supportive to non-U.S. equity markets from the outset of the year. As the year progressed, the International Monetary Fund (“the IMF”) upwardly revised economic growth estimates for many non-U.S. economies, including the European Union, Japan and many emerging market countries, with U.S economic growth being revised upward to a lesser extent. This synchronized global economic growth was the foundation for equity markets generating strong positive returns in 2017, along with non-U.S. equity markets outperforming U.S. equity markets for the first time since 2012 because many of those economies are in the early stages of an earnings recovery cycle. It is also notable that these returns were generated while encountering historically low volatility throughout the year.

As expected, the Federal Reserve continued its path toward normalization of interest rates, with three 25-basis point interest rate increases during 2017 that brought the target Fed Funds rate to 1.25% - 1.50%. Despite these increases to short-term interest rates and a forecast of continued increases in 2018 and beyond, longer term interest rates stayed stubbornly low as the U.S. 10-year Treasury yield ended 2017 seven basis points lower than the end of 2016, and actually spent most of the year even lower. This dynamic, combined with credit spreads steadily tightening throughout 2017, allowed the major fixed income indexes to register positive returns.

For the full year, there was wide dispersion across investment style and size. Growth stocks outperformed value stocks across most asset classes. Additionally, large caps outperformed small caps, with emerging market equities being the notable exception where small caps outperformed large caps. The Information Technology sector was the leading performer, by a wide margin, in the U.S equity markets, with Energy and Telecom being the notable laggards. An interesting dynamic that manifested itself seemed to be that one or two industries seemed to dominate positive returns within each sector. For example, refining led the energy sector by a wide margin, homebuilders and casinos led the consumer sector, etc.

The Fund invests predominantly in mid cap growth stocks that are high quality and/or offer above average growth potential. Performance for the Fund during 2017 was in line with our expectations for a domestic equity fund with a mid cap growth orientation.

The volatility management overlay component of the LVIP Blended Mid Cap Managed Volatility Fund did not have a meaningful impact on relative performance during 2017. During the past year, global equity markets experienced historically low levels of volatility, which allowed for the Fund’s volatility management overlay to be less impactful to overall Fund results given that volatility management strategies are designed to add value in the bear market portion of market cycles.

Portfolio Managers:

Lincoln Investment Advisors Corporation:	Jay Shearon
Amritansh Tewary
Alex Zeng

Ivy Investment Management Company:	Kimberly A. Scott
Nathan A. Brown

T. Rowe Price Associates, Inc.:	Donald J. Easley
Donald J. Peters

SSGA Funds Management, Inc.:	Timothy Furbush
Lorne Johnson
Michael Martel
Philip Lee

Please be advised that the information contained in our commentary presents the views of our portfolio manager as of the most recent stated time period, which are subject to change based on market and other conditions. Performance information and other portfolio-related statistics are not derived from official fund records and have not been prepared with a view towards dissemination to the public, and therefore, may need to be revised or supplemented. Information contained therein about a fund’s portfolio holdings, asset allocation, or country diversification is historical and is no indication of future portfolio composition, which will vary. Our legal review of the materials was limited to the accuracy of the information about T. Rowe Price, its affiliates, and the portfolios under the anti-fraud provisions of the federal securities laws. We have not reviewed the information or the presentation of this information for compliance with applicable SEC and FINRA Rules, which is the responsibility of the FINRA member distributing the securities.

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Blended Mid Cap Managed Volatility Fund–1

LVIP Blended Mid Cap Managed Volatility Fund

2017 Annual Report Commentary (unaudited) (continued)

Growth of $10,000 invested 12/31/07 through 12/31/17

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Blended Mid Cap Managed Volatility Fund Standard Class shares on 12/31/07. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/17, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $13,407. For comparison, look at how the Russell Midcap® Growth Index did over the same period. The same $10,000 investment would have increased to $23,895. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/17

Standard Class Shares
One Year	+ 25.56%
Five Years	+ 7.31%
Ten Years	+ 2.98%

Service Class Shares
One Year	+ 25.24%
Five Years	+ 7.04%
Ten Years	+ 2.72%
1.	The Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

LVIP Blended Mid Cap Managed Volatility Fund–2

LVIP Blended Mid Cap Managed Volatility Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2017 to December 31, 2017

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled, “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Annualized Expense Ratio	Expenses Paid During Period 7/1/17 to 12/31/17*
Actual
Standard Class Shares	$1,000.00	$1,115.40	0.76%	$4.05
Service Class Shares	1,000.00	1,114.00	1.01%	5.38

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.37	0.76%	$3.87
Service Class Shares	1,000.00	1,020.11	1.01%	5.14

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Blended Mid Cap Managed Volatility Fund–3

LVIP Blended Mid Cap Managed Volatility Fund

Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)

As of December 31, 2017

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Common Stock	93.45%
Aerospace & Defense	0.66%
Air Freight & Logistics	1.23%
Airlines	0.73%
Auto Components	1.35%
Automobiles	0.11%
Banks	2.49%
Beverages	0.48%
Biotechnology	3.43%
Building Products	2.51%
Capital Markets	3.99%
Chemicals	2.57%
Commercial Services & Supplies	1.18%
Communications Equipment	2.00%
Construction & Engineering	0.09%
Construction Materials	0.55%
Consumer Finance	0.11%
Containers & Packaging	0.49%
Diversified Consumer Services	0.27%
Diversified Telecommunication Services	0.11%
Electrical Equipment	0.88%
Electronic Equipment, Instruments & Components	2.07%
Energy Equipment & Services	0.05%
Equity Real Estate Investment Trusts	1.12%
Food & Staples Retailing	0.91%
Food Products	3.38%
Gas Utilities	0.17%
Health Care Equipment & Supplies	5.20%
Health Care Providers & Services	1.93%
Health Care Technology	0.38%
Hotels, Restaurants & Leisure	4.02%
Household Durables	0.82%
Household Products	0.68%
Industrial Conglomerates	0.20%
Insurance	0.87%
Internet & Direct Marketing Retail	0.35%
Internet Software & Services	5.28%
IT Services	4.33%
Leisure Products	1.45%
Life Sciences Tools & Services	0.92%
Machinery	3.73%
Marine	0.05%

Security Type/Sector	Percentage of Net Assets
Media	0.25%
Metals & Mining	0.12%
Multiline Retail	0.73%
Multi-Utilities	0.10%
Oil, Gas & Consumable Fuels	1.93%
Pharmaceuticals	2.40%
Professional Services	1.98%
Real Estate Management & Development	0.12%
Road & Rail	1.17%
Semiconductors & Semiconductor Equipment	3.59%
Software	8.33%
Specialty Retail	5.33%
Textiles, Apparel & Luxury Goods	2.21%
Trading Companies & Distributors	2.05%
Master Limited Partnerships	0.42%
Money Market Fund	5.91%
Options Purchased	0.00%
Total Investments	99.78%
Options Written	(0.01%	)
Receivables and Other Assets Net of Liabilities	0.23%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Zoetis	1.77%
Fastenal	1.77%
CoStar Group	1.66%
Intuitive Surgical	1.48%
Polaris Industries	1.45%
Tractor Supply	1.43%
ServiceNow	1.40%
Electronic Arts	1.33%
Tiffany & Co.	1.31%
Dunkin’ Brands Group	1.31%
Total	14.91%

IT-Information Technology

LVIP Blended Mid Cap Managed Volatility Fund–4

LVIP Blended Mid Cap Managed Volatility Fund

Statement of Net Assets

December 31, 2017

	Number of Shares	Value (U.S. $)

COMMON STOCK–93.45%
Aerospace & Defense–0.66%
BWX Technologies	10,500	$635,145
Huntington Ingalls Industries	4,900	1,154,930
Textron	13,100	741,329
TransDigm Group	4,600	1,263,252

		3,794,656

Air Freight & Logistics–1.23%
CH Robinson Worldwide	7,600	677,084
Expeditors International of Washington	99,275	6,422,100

		7,099,184

Airlines–0.73%
Alaska Air Group	14,100	1,036,491
American Airlines Group	27,800	1,446,434
Copa Holdings Class A	3,900	522,834
†United Continental Holdings	18,100	1,219,940

		4,225,699

Auto Components–1.35%
Aptiv	9,800	831,334
BorgWarner	133,087	6,799,415
†Delphi Technologies	3,266	171,367

		7,802,116

Automobiles–0.11%
Ferrari	5,900	618,556

		618,556

Banks–2.49%
BankUnited	13,100	533,432
Citizens Financial Group	23,500	986,530
Fifth Third Bancorp	25,100	761,534
First Republic Bank	68,707	5,952,774
†Signature Bank	29,417	4,037,777
†SVB Financial Group	4,400	1,028,588
Webster Financial	18,585	1,043,734

		14,344,369

Beverages–0.48%
Brown-Forman Class B	18,400	1,263,528
Dr Pepper Snapple Group	15,800	1,533,548

		2,797,076

Biotechnology–3.43%
†ACADIA Pharmaceuticals	129,867	3,910,295
†Agios Pharmaceuticals	3,800	217,246
†Alexion Pharmaceuticals	4,600	550,114
†Alkermes	18,300	1,001,559
†Alnylam Pharmaceuticals	9,200	1,168,860
†BioMarin Pharmaceutical	62,192	5,545,661
†Bioverativ	8,600	463,712
†Bluebird Bio	3,100	552,110
†Exelixis	28,100	854,240

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Biotechnology (continued)
†Incyte	16,600	$1,572,186
†Ironwood Pharmaceuticals	39,200	587,608
†Neurocrine Biosciences	12,595	977,246
†Sage Therapeutics	1,700	280,007
†Sarepta Therapeutics	4,900	272,636
†Seattle Genetics	13,300	711,550
†TESARO	6,869	569,234
†Ultragenyx Pharmaceutical	3,200	148,416
†Vertex Pharmaceuticals	2,900	434,594

		19,817,274

Building Products–2.51%
Allegion	52,929	4,211,031
AO Smith	82,016	5,025,940
Fortune Brands Home & Security	77,048	5,273,165

		14,510,136

Capital Markets–3.99%
Cboe Global Markets	14,800	1,843,932
CME Group	46,936	6,855,003
†E*TRADE Financial	15,400	763,378
FactSet Research Systems	2,700	520,452
Financial Engines	6,200	187,860
Invesco	7,200	263,088
Lazard Class A	22,100	1,160,250
MarketAxess Holdings	17,034	3,436,610
Moody’s	9,900	1,461,339
MSCI	6,300	797,202
Nasdaq	1,593	122,390
Northern Trust	38,294	3,825,188
State Street	6,100	595,421
TD Ameritrade Holding	23,500	1,201,555

		23,033,668

Chemicals–2.57%
Air Products & Chemicals	5,000	820,400
Ashland Global Holdings	6,800	484,160
†Axalta Coating Systems	152,509	4,935,191
Celanese Class A	7,400	792,392
CF Industries Holdings	11,263	479,128
NewMarket	1,100	437,129
PolyOne	7,700	334,950
PPG Industries	7,000	817,740
RPM International	20,000	1,048,400
Scotts Miracle-Gro Class A	28,241	3,021,505
Sherwin-Williams	1,700	697,068
Valvoline	37,758	946,215

		14,814,278

Commercial Services & Supplies–1.18%
Cintas	6,700	1,044,061
†Copart	23,400	1,010,646
KAR Auction Services	26,500	1,338,515

LVIP Blended Mid Cap Managed Volatility Fund–5

LVIP Blended Mid Cap Managed Volatility Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)

Commercial Services & Supplies (continued)
Ritchie Bros Auctioneers	15,800	$472,894
Rollins	20,400	949,212
†Stericycle	7,600	516,724
Waste Connections	20,550	1,457,817

		6,789,869

Communications Equipment–2.00%
†Arista Networks	16,249	3,827,939
Harris	44,059	6,240,957
Motorola Solutions	5,500	496,870
†Palo Alto Networks	6,900	1,000,086

		11,565,852

Construction & Engineering–0.09%
Valmont Industries	3,000	497,550

		497,550

Construction Materials–0.55%
Eagle Materials	6,200	702,460
Vulcan Materials	19,100	2,451,867

		3,154,327

Consumer Finance–0.11%
Discover Financial Services	7,900	607,668

		607,668

Containers & Packaging–0.49%
Ball	46,500	1,760,025
Sealed Air	21,400	1,055,020

		2,815,045

Diversified Consumer Services–0.27%
Service Corp. International	32,300	1,205,436
†Sotheby’s	6,500	335,400

		1,540,836

Diversified Telecommunication Services–0.11%
†Zayo Group Holdings	17,400	640,320

		640,320

Electrical Equipment–0.88%
Acuity Brands	4,500	792,000
AMETEK	8,300	601,501
†Generac Holdings	9,500	470,440
Hubbell	6,200	839,108
Rockwell Automation	6,100	1,197,735
†Sensata Technologies Holding	22,600	1,155,086

		5,055,870

Electronic Equipment, Instruments & Components–2.07%
Amphenol Class A	23,400	2,054,520
Cognex	9,800	599,368
†Coherent	4,300	1,213,546
†IPG Photonics	3,100	663,803
†Keysight Technologies	27,819	1,157,270

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Electronic Equipment, Instruments & Components (continued)
†Trimble	153,840	$6,252,058

		11,940,565

Energy Equipment & Services–0.05%
†Oceaneering International	12,500	264,250

		264,250

Equity Real Estate Investment Trusts–1.12%
American Campus Communities	13,654	560,224
CubeSmart	17,700	511,884
Equinix	1,100	498,542
Federal Realty Investment Trust	2,700	358,587
Iron Mountain	17,100	645,183
MGM Growth Properties	23,100	673,365
†SBA Communications	14,100	2,303,376
SL Green Realty	4,600	464,278
VEREIT	58,609	456,564

		6,472,003

Food & Staples Retailing–0.91%
Casey’s General Stores	4,000	447,760
PriceSmart	2,800	241,080
†Sprouts Farmers Market	187,975	4,577,191

		5,266,031

Food Products–3.38%
†Blue Buffalo Pet Products	133,835	4,388,450
Conagra Brands	18,800	708,196
†Hain Celestial Group	96,249	4,079,995
Hershey	40,807	4,632,003
Hormel Foods	19,700	716,883
McCormick & Co	15,100	1,538,841
Pinnacle Foods	16,800	999,096
Snyder’s-Lance	19,846	993,888
Tyson Foods Class A	18,100	1,467,367

		19,524,719

Gas Utilities–0.17%
Atmos Energy	11,700	1,004,913

		1,004,913

Health Care Equipment & Supplies–5.20%
†ABIOMED	14,630	2,741,808
†Align Technology	18,332	4,073,187
Cooper	10,000	2,178,800
DENTSPLY SIRONA	28,051	1,846,597
†Edwards Lifesciences	49,158	5,540,598
†Hologic.	37,400	1,598,850
†IDEXX Laboratories	9,600	1,501,248
†¥Intuitive Surgical	23,365	8,526,823
STERIS	5,200	454,844
Teleflex	4,300	1,069,926

LVIP Blended Mid Cap Managed Volatility Fund–6

LVIP Blended Mid Cap Managed Volatility Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Health Care Equipment & Supplies (continued)
West Pharmaceutical Services	4,800	$473,616

		30,006,297

Health Care Providers & Services–1.93%
†Acadia Healthcare	20,183	658,571
AmerisourceBergen	7,200	661,104
†Centene	16,000	1,614,080
†DaVita	8,600	621,350
†Envision Healthcare	6,810	235,354
†Henry Schein	15,400	1,076,152
†Laboratory Corp. of America Holdings	26,482	4,224,144
†Molina Healthcare	7,600	582,768
Universal Health Services Class B	5,700	646,095
†WellCare Health Plans	4,000	804,440

		11,124,058

Health Care Technology–0.38%
†athenahealth	1,900	252,776
†Cerner	11,600	781,724
†Medidata Solutions	6,500	411,905
†Veeva Systems Class A	13,400	740,752

		2,187,157

Hotels, Restaurants & Leisure–4.02%
Aramark	16,500	705,210
†Chipotle Mexican Grill	11,572	3,344,655
Choice Hotels International	7,500	582,000
Dunkin’ Brands Group	116,939	7,539,057
Extended Stay America	26,600	505,400
Hilton Worldwide Holdings	15,966	1,275,045
MGM Resorts International	31,300	1,045,107
†Norwegian Cruise Line Holdings	83,877	4,466,450
Papa John’s International	6,500	364,715
Restaurant Brands International	9,100	559,468
Royal Caribbean Cruises	5,800	691,824
Wynn Resorts	2,900	488,911
Yum Brands	12,900	1,052,769
Yum China Holdings	14,200	568,284

		23,188,895

Household Durables–0.82%
†Mohawk Industries	5,700	1,572,630
Newell Brands	22,600	698,340
†NVR	250	877,055
PulteGroup	12,300	408,975
Toll Brothers	16,900	811,538
Whirlpool	2,100	354,144

		4,722,682

Household Products–0.68%
Church & Dwight	33,300	1,670,661
Clorox	11,900	1,770,006

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Household Products (continued)
Energizer Holdings	9,500	$455,810

		3,896,477

Industrial Conglomerates–0.20%
Roper Technologies	4,500	1,165,500

		1,165,500

Insurance–0.87%
FNF Group	23,200	910,368
Progressive	44,400	2,500,608
Willis Towers Watson	10,800	1,627,452

		5,038,428

Internet & Direct Marketing Retail–0.35%
†Ctrip.com International ADR	15,300	674,730
†Duluth Holdings Class B	48,413	864,172
†Wayfair Class A	5,700	457,539

		1,996,441

Internet Software & Services–5.28%
†CoStar Group	32,285	9,587,031
†GrubHub	97,521	7,002,008
†InterActiveCorp	6,100	745,908
†Match Group	24,800	776,488
MercadoLibre	23,560	7,413,390
†Pandora Media	525,632	2,533,546
†Shopify Class A	2,900	292,900
†VeriSign	13,900	1,590,716
†Zillow Group	12,100	492,954

		30,434,941

IT Services–4.33%
Alliance Data Systems	4,500	1,140,660
†Black Knight	31,384	1,385,604
Booz Allen Hamilton Holding	31,700	1,208,721
†CoreLogic	21,700	1,002,757
CSRA	32,600	975,392
†EPAM Systems	4,500	483,435
Fidelity National Information Services	25,600	2,408,704
†Fiserv	19,600	2,570,148
†FleetCor Technologies	7,400	1,423,982
†Gartner	9,400	1,157,610
Genpact	14,800	469,752
Global Payments	18,500	1,854,440
Leidos Holdings	16,000	1,033,120
Paychex	9,500	646,760
Sabre	39,700	813,850
†Square Class A	91,380	3,168,145
†Vantiv Class A	32,800	2,412,440
†WEX	5,900	833,257

		24,988,777

LVIP Blended Mid Cap Managed Volatility Fund–7

LVIP Blended Mid Cap Managed Volatility Fund

Statement of Net Assets (continued)

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
Leisure Products–1.45%
Polaris Industries	67,471	$8,365,729

		8,365,729

Life Sciences Tools & Services–0.92%
Agilent Technologies	15,600	1,044,732
Bruker	15,700	538,824
†Illumina	7,778	1,699,415
†IQVIA Holdings	7,200	704,880
†Mettler-Toledo International	2,143	1,327,631

		5,315,482

Machinery–3.73%
†Colfax	11,800	467,516
Donaldson	12,000	587,400
Flowserve	10,300	433,939
Fortive	17,900	1,295,065
Graco	19,200	868,224
IDEX	45,273	5,974,678
†Middleby	6,200	836,690
Nordson	4,000	585,600
PACCAR	10,000	710,800
Snap-on	5,600	976,080
Toro	10,800	704,484
†WABCO Holdings	24,979	3,584,487
Wabtec	47,977	3,906,767
Xylem	8,800	600,160

		21,531,890

Marine–0.05%
†Kirby	4,400	293,920

		293,920

Media–0.25%
†Altice USA Class A	8,419	178,735
Interpublic Group	18,700	376,992
Omnicom Group	11,800	859,394

		1,415,121

Metals & Mining–0.12%
Carpenter Technology	4,400	224,356
Wheaton Precious Metals (New York Shares)	20,200	447,026

		671,382

Multiline Retail–0.73%
Dollar General	25,300	2,353,153
†Dollar Tree	17,500	1,877,925

		4,231,078

Multi-Utilities–0.10%
NiSource	23,400	600,678

		600,678

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
Oil, Gas & Consumable Fuels–1.93%
Andeavor	5,000	$571,700
Cabot Oil & Gas	137,096	3,920,946
†Centennial Resource Development Class A	29,036	574,913
Cimarex Energy	29,231	3,566,474
†Concho Resources	4,000	600,880
†Diamondback Energy	4,300	542,875
†Jagged Peak Energy	24,000	378,720
†RSP Permian	11,200	455,616
†=pVenture Global LNG Series C	139	524,169

		11,136,293

Pharmaceuticals–2.40%
†Catalent	14,200	583,336
†Jazz Pharmaceuticals	22,740	3,061,941
Zoetis	141,486	10,192,651

		13,837,928

Professional Services–1.98%
Equifax	11,800	1,391,456
†IHS Markit	23,283	1,051,227
ManpowerGroup	4,600	580,106
Nielsen Holdings	24,000	873,600
Robert Half International	8,500	472,090
†TransUnion	98,566	5,417,187
†Verisk Analytics Class A	17,000	1,632,000

		11,417,666

Real Estate Management & Development–0.12%
Jones Lang LaSalle	4,800	714,864

		714,864

Road & Rail–1.17%
†Genesee & Wyoming	7,000	551,110
JB Hunt Transport Services	6,500	747,370
Kansas City Southern	36,460	3,836,321
Landstar System	3,400	353,940
Old Dominion Freight Line	5,300	697,215
Schneider National Class B	20,044	572,457

		6,758,413

Semiconductors & Semiconductor Equipment–3.59%
Entegris	26,000	791,700
†Integrated Device Technology	14,100	419,193
KLA-Tencor	16,000	1,681,120
Marvell Technology Group	69,574	1,493,754
Maxim Integrated Products	74,582	3,899,147
Microchip Technology	85,754	7,536,062
†Microsemi	28,700	1,482,355
Skyworks Solutions	20,700	1,965,465
Xilinx	21,500	1,449,530

		20,718,326

LVIP Blended Mid Cap Managed Volatility Fund–8

LVIP Blended Mid Cap Managed Volatility Fund

Statement of Net Assets (continued)

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
Software–8.33%
†ANSYS	3,600	$531,324
†Atlassian	43,500	1,980,120
†Autodesk	13,600	1,425,688
†Cadence Design Systems	18,000	752,760
CDK Global	20,200	1,439,856
†Electronic Arts	73,267	7,697,431
†Ellie Mae	5,800	518,520
†Fortinet	11,800	515,542
†Guidewire Software	67,375	5,003,267
Intuit	3,800	599,564
†Proofpoint	8,200	728,242
†Red Hat	55,660	6,684,766
†ServiceNow	61,925	8,074,401
†Splunk	12,500	1,035,500
SS&C Technologies Holdings	34,800	1,408,704
Symantec	59,800	1,677,988
†Synopsys	11,700	997,308
†Tableau Software Class A	13,580	939,736
†Tyler Technologies	15,856	2,807,305
†Ultimate Software Group	5,500	1,200,265
†Workday Class A	15,800	1,607,492
†Zendesk	6,300	213,192
†Zynga Class A	62,700	250,800

		48,089,771

Specialty Retail–5.33%
†AutoZone	2,035	1,447,638
†Burlington Stores	13,600	1,673,208
†CarMax	17,200	1,103,036
†Five Below	6,900	457,608
L Brands	9,600	578,112
†Michaels	17,100	413,649
†O’Reilly Automotive	7,300	1,755,942
Ross Stores	34,200	2,744,550
Signet Jewelers	5,400	305,370
Tiffany & Co	72,889	7,576,812
Tractor Supply	110,487	8,258,903
†Ulta Beauty	4,900	1,095,934
Williams-Sonoma	64,864	3,353,469

		30,764,231

Textiles, Apparel & Luxury Goods–2.21%
Burberry Group	147,493	3,556,034
Carter’s	4,100	481,709

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
Textiles, Apparel & Luxury Goods (continued)
†Lululemon Athletica	84,217	$ 6,618,614
PVH	4,500	617,445
Tapestry	32,900	1,455,167

		12,728,969

Trading Companies & Distributors–2.05%
Fastenal	186,278	10,187,544
†HD Supply Holdings	26,500	1,060,795
Watsco	3,400	578,136

		11,826,475

Total Common Stock (Cost $411,323,122)		539,164,699

MASTER LIMITED PARTNERSHIPS–0.42%
Oaktree Capital Group	57,886	2,437,001

Total Master Limited Partnerships (Cost $2,504,479)		2,437,001

MONEY MARKET FUND–5.91%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 1.15%)	34,082,400	34,082,400

Total Money Market Fund (Cost $34,082,400)		34,082,400

	Number of
	Contracts

OPTIONS PURCHASED–0.00%
Equity Call Options–0.00%
=Carter’s strike price $117.50, expiration date 1/19/18, Notional Amount $1,128,000 (MSC)	96	22,942
Kansas City Southern strike price $120, expiration date 1/19/18, Notional Amount $1,368,000 (UBS)	114	684

Total Options Purchased (Premium paid $42,492)		23,626

TOTAL INVESTMENTS–99.78% (Cost $447,952,493)	575,707,726

LVIP Blended Mid Cap Managed Volatility Fund–9

LVIP Blended Mid Cap Managed Volatility Fund

Statement of Net Assets (continued)

	Number of	Value
	Contracts	(U.S. $)
OPTIONS WRITTEN–(0.01%)
Equity Put Options–(0.01%)
=Carter’s strike price $102.50, expiration date 1/19/18, Notional Amount $(440,750) (MSC)	(43)	$(399)
=Kansas City Southern strike price $107.50, expiration date 1/19/18, Notional Amount $(1,225,500) (UBS)	(114)	(44,813)

Total Options Written (Premium received $30,992)		(45,212)

« RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.23%		1,318,760

NET ASSETS APPLICABLE TO 39,624,243 SHARES OUTSTANDING–100.00%		$576,981,274

NET ASSET VALUE PER SHARE–LVIP BLENDED MID CAP MANAGED VOLATILITY FUND STANDARD CLASS ($26,547,041 / 1,774,182 Shares)		$14.963

NET ASSET VALUE PER SHARE–LVIP BLENDED MID CAP MANAGED VOLATILITY FUND SERVICE CLASS ($550,434,233 / 37,850,061 Shares)		$14.542

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2017:
Shares of beneficial interest (unlimited authorization–no par)		$471,905,522
Accumulated net realized loss on investments		(22,940,134)
Net unrealized appreciation of investments, foreign currencies, and derivatives		128,015,886

TOTAL NET ASSETS		$576,981,274

†	Non-income producing.

«

Includes $904,400 cash collateral held at broker for futures contracts, $156,000 variation margin due to broker on futures contracts, $456,737 due to manager and affiliates, $50,611 other accrued expenses payable, $61,155 payable for securities purchased and $157,470 payable for fund shares redeemed as of December 31, 2017.

=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to Financial Statements.”

¥	Partially pledged as collateral for options.

p

Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At December 31, 2017, the aggregate value of restricted securities was $524,169, which represented 0.09% of the Fund’s net assets.

Investment	Date of Acquisition	Cost	Value
Venture Global LNG	10/16/17	$524,169	$524,169

The following futures contracts were outstanding at December 31, 2017:1

Futures Contracts

Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation
Equity Contracts:
32	E-mini Russell 2000 Index	$ 2,458,400	$ 2,417,992	3/19/18	$ 40,408
56	E-mini S&P 500 Index	7,492,800	7,398,147	3/19/18	94,653
93	E-mini S&P MidCap 400 Index	17,692,320	17,552,696	3/19/18	139,624
Total Futures Contracts					$274,685

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 8 in “Notes to Financial Statements.”

LVIP Blended Mid Cap Managed Volatility Fund–10

LVIP Blended Mid Cap Managed Volatility Fund

Statement of Net Assets (continued)

Summary of Abbreviations:

ADR–American Depositary Receipt

IT–Information Technology

LNG–Liquefied Natural Gas

MSC–Morgan Stanley & Co.

S&P–Standard & Poor’s

See accompanying notes, which are an integral part of the financial statements.

LVIP Blended Mid Cap Managed Volatility Fund–11

LVIP Blended Mid Cap Managed Volatility Fund

Statement of Operations

Year Ended December 31, 2017

INVESTMENT INCOME:
Dividends	$4,926,611
Foreign tax withheld	(4,555)

4,922,056

EXPENSES:
Management fees	3,797,551
Distribution fees-Service Class	1,274,811
Accounting and administration expenses	130,320
Shareholder servicing fees	106,017
Reports and statements to shareholders	78,982
Professional fees	48,326
Trustees’ fees and expenses	14,632
Custodian fees	10,619
Consulting fees	5,491
Pricing fees	2,018
Other	4,455

5,473,222

Less:
Management fees waived	(203,695)
Expenses paid indirectly	(655)

Total operating expenses	5,268,872

NET INVESTMENT LOSS	(346,816)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	14,897,598
Foreign currencies	631
Foreign currency exchange contracts	479
Futures contracts	4,085,000
Options written	221,630
Options purchased	(545,292)

Net realized gain	18,660,046

Net change in unrealized appreciation (depreciation) of:
Investments	101,236,731
Foreign currencies	242
Futures contracts	633,773
Options written	(14,220)
Options purchased	(18,866)

Net change in unrealized appreciation (depreciation)	101,837,660

NET REALIZED AND UNREALIZED GAIN	120,497,706

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$120,150,890

See accompanying notes, which are an integral part of the financial statements.

LVIP Blended Mid Cap Managed Volatility Fund Statements of Changes in Net Assets

	Year Ended
	12/31/17	12/31/16

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(346,816)	$(441,664)
Net realized gain (loss)	18,660,046	(42,233,291)
Net change in unrealized appreciation (depreciation)	101,837,660	48,650,410

Net increase in net assets resulting from operations	120,150,890	5,975,455

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gain on investments:
Standard Class	—	(558,433)
Service Class	—	(9,073,816)

	—	(9,632,249)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	2,729,707	3,273,669
Service Class	37,326,685	75,779,500
Net assets from merger*:
Standard Class	—	359,035
Service Class	—	127,021,238
Reinvestment of dividends and distributions:
Standard Class	—	558,433
Service Class	—	9,073,816

	40,056,392	216,065,691

Cost of shares redeemed:
Standard Class	(3,808,995)	(4,748,690)
Service Class	(76,703,985)	(39,500,463)

	(80,512,980)	(44,249,153)

Increase (Decrease) in net assets derived from capital share transactions	(40,456,588)	171,816,538

NET INCREASE IN NET ASSETS	79,694,302	168,159,744
NET ASSETS:
Beginning of year	497,286,972	329,127,228

End of year	$576,981,274	$497,286,972

Undistributed net investment income	$—	$—

*See Note 7 in “Notes to Financial Statements.”

See accompanying notes, which are an integral part of the financial statements.

LVIP Blended Mid Cap Managed Volatility Fund–12

LVIP Blended Mid Cap Managed Volatility Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Blended Mid Cap Managed Volatility Fund Standard Class Year Ended
	12/31/17	12/31/16[1]	12/31/15[2]	12/31/14		12/31/13

Net asset value, beginning of period	$11.917	$11.968	$12.639	$13.635		$11.109

Income (loss) from investment operations:
Net investment income (loss)[3]	0.023	0.013	0.018	(0.044)		(0.057)
Net realized and unrealized gain (loss)	3.023	0.251	(0.548)	(0.952)		2.800

Total from investment operations	3.046	0.264	(0.530)	(0.996)		2.743

Less dividends and distributions from:
Net realized gain	—	(0.315)	(0.141)	—		(0.217)

Total dividends and distributions	—	(0.315)	(0.141)	—		(0.217)

Net asset value, end of period	$14.963	$11.917	$11.968	$12.639		$13.635

Total return[4]	25.56%	2.26%	(4.20% )	(7.31%	)	24.82%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$26,547	$22,110	$22,752	$22,489		$20,774
Ratio of expenses to average net assets	0.75%	0.79%	0.80%	0.84%		0.91%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.79%	0.84%	0.85%	0.86%		0.95%
Ratio of net investment income (loss) to average net assets	0.17%	0.11%	0.14%	(0.34%	)	(0.46% )
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	0.13%	0.06%	0.09%	(0.36%	)	(0.50% )
Portfolio turnover	27%	103%	148%	149%		140%

[1]	Effective February 8, 2016, T. Rowe Price Associates, Inc. was added as a sub-adviser to the Fund. Effective May 1, 2016, SSGA Funds Management, Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility management risk strategy overlay, replacing Lincoln Investment Advisors Corporation.

[2]	Effective May 1, 2015, Ivy Investment Management Company replaced Columbia Management Investment Advisors, LLC as the Fund’s sub-adviser.

[3]	The average shares outstanding method has been applied for per share information.

[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Blended Mid Cap Managed Volatility Fund–13

LVIP Blended Mid Cap Managed Volatility Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Blended Mid Cap Managed Volatility Fund Service Class Year ended
	12/31/17		12/31/16[1]	12/31/15[2]	12/31/14		12/31/13

Net asset value, beginning of period	$11.611		$11.698	$12.388	$13.398		$10.946

Income (loss) from investment operations:
Net investment loss[3]	(0.010)		(0.016)	(0.014)	(0.074)		(0.088)
Net realized and unrealized gain (loss)	2.941		0.244	(0.535)	(0.936)		2.757

Total from investment operations	2.931		0.228	(0.549)	(1.010)		2.669

Less dividends and distributions from:
Net realized gain	—		(0.315)	(0.141)	—		(0.217)

Total dividends and distributions	—		(0.315)	(0.141)	—		(0.217)

Net asset value, end of period	$14.542		$11.611	$11.698	$12.388		$13.398

Total return[4]	25.24%		2.00%	(4.44% )	(7.55%	)	24.52%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$550,434		$475,177	$306,375	$265,783		$178,054
Ratio of expenses to average net assets	1.00%		1.04%	1.05%	1.09%		1.16%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.04%		1.09%	1.10%	1.11%		1.20%
Ratio of net investment loss to average net assets	(0.08%	)	(0.14% )	(0.11% )	(0.59%	)	(0.71% )
Ratio of net investment loss to average net assets prior to expenses waived/reimbursed	(0.12%	)	(0.19% )	(0.16% )	(0.61%	)	(0.75% )
Portfolio turnover	27%		103%	148%	149%		140%

[1]

Effective February 8, 2016, T. Rowe Price Associates, Inc. was added as a sub-adviser to the Fund. Effective May 1, 2016, SSGA Funds Management, Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility management risk strategy overlay, replacing Lincoln Investment Advisors Corporation.

[2]	Effective May 1, 2015, Ivy Investment Management Company replaced Columbia Management Investment Advisors, LLC as the Fund’s sub-adviser.

[3]	The average shares outstanding method has been applied for per share information.

[4]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Blended Mid Cap Managed Volatility Fund–14

LVIP Blended Mid Cap Managed Volatility Fund

Notes to Financial Statements

December 31, 2017

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 92 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Blended Mid Cap Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek capital appreciation.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sale price on the valuation date. Open-end investment companies are valued at their published net asset value (“NAV”). Investments in government money market funds have a stable NAV. Foreign currency exchange contracts are valued at the mean between their bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Other securities and assets for which market quotations are not reliable or readily available, are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”). Restricted securities are valued at fair value using methods approved by the Board.

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended December 31, 2017 and for all open tax years (years ended December 31, 2014–December 31, 2016), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expenses and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2017, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date

LVIP Blended Mid Cap Managed Volatility Fund–15

LVIP Blended Mid Cap Managed Volatility Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all withholding taxes not eligible for rebates. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned. Distributions received from Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of the distributions by the issuer or management estimate. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund invests in master limited partnerships (“MLPs”) which make distributions that are primarily attributable to return of capital. The Fund records investment income and return of capital in the Statement of Operations using management’s estimate of the percentage of income included in the distributions received from each MLP based on historical information from the MLPs and other industry sources. These estimates may be adjusted based on information received from the MLPs after the tax and fiscal year ends.

The return of capital portion of the MLP distributions is a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceed its cost basis, the distributions are treated as realized gains. The actual amounts of income and return of capital are only determined by each MLP after its fiscal year-end and may differ from the estimated amounts. For the year ended December 31, 2017, the Fund estimated that 100% of the MLP distributions received would be treated as a return of capital.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Commission rebates are included in “Net realized gain (loss) on investments” on the Statement of Operations and totaled $98,993 for the year ended December 31, 2017. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund receives earning credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this arrangement is included in “Custodian fees” on the Statement of Operations with the corresponding expense offset shown as “Expenses paid indirectly”.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser(s), and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.90% of the first $25 million of the average daily net assets of the Fund; 0.85% of the next $50 million; 0.80% of the next $75 million; 0.70% of the next $100 million; and 0.65% of average daily net assets in excess of $250 million. The fee is calculated daily and paid monthly.

LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.12% on the first $25 million of the Fund’s average daily net assets; 0.07% on the next $50 million; 0.02% on the next $225 million; 0.04% on the next $300 million; and 0.07% on the next $200 million of the Fund’s average daily net assets. When the Fund’s daily net assets exceed $800 million, the waiver amount is 0.22% of the first $25 million of the Fund’s average daily net assets; 0.17% on the next $50 million; 0.12% on the next $75 million; 0.02% on the next $100 million; and 0.07% in excess of $250 million of the Fund’s daily net assets. This agreement will continue at least through April 30, 2018, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

LIAC has contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses exceed 0.77% of the average daily net assets for the Standard Class and 1.02% for the Service Class. This agreement will continue through at least December 9, 2018, and cannot be terminated before that date without mutual agreement of the Board and LIAC.

LVIP Blended Mid Cap Managed Volatility Fund–16

LVIP Blended Mid Cap Managed Volatility Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

Ivy Investment Management Company (“Ivy”) and T. Rowe Price Associates, Inc. (“T. Rowe Price”) are responsible for managing a portion of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays Ivy and T. Rowe Price a fee based on Ivy’s and T. Rowe Price’s managed portion of the Fund’s average daily net assets. SSGA Funds Management, Inc. (“SSGA”) is responsible for managing the Fund’s managed volatility strategy. For these services, LIAC, not the Fund, pays SSGA a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2017, costs for these administrative and legal services were as follows:

Administrative	$30,072
Legal	5,232

Lincoln Life also provides certain contract holder and additional corporate services to the Fund. Effective May 1, 2017, the Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund’s average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $66,572 for the year ended December 31, 2017.

The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.

At December 31, 2017, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$326,182
Distribution fees payable to LFD	116,401
Shareholder servicing fees payable to Lincoln Life	14,154

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

3. Investments

For the year ended December 31, 2017, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$132,055,818
Sales	160,884,758

At December 31, 2017, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:

Cost of investments and derivatives	$452,174,562

Aggregate unrealized appreciation of investments and derivatives	$137,449,266
Aggregate unrealized depreciation of investments and derivatives	(13,686,629)

Net unrealized appreciation of investments and derivatives	$123,762,637

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the

LVIP Blended Mid Cap Managed Volatility Fund–17

LVIP Blended Mid Cap Managed Volatility Fund

Notes to Financial Statements (continued)

3. Investments (continued)

asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of the restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2017:

	Level 1	Level 2	Level 3	Total
Investments:

Assets:
Common Stock
Aerospace & Defense	$ 3,794,656	$—	$—	$ 3,794,656
Air Freight & Logistics	7,099,184	—	—	7,099,184
Airlines	4,225,699	—	—	4,225,699
Auto Components	7,802,116	—	—	7,802,116
Automobiles	618,556	—	—	618,556
Banks	14,344,369	—	—	14,344,369
Beverages	2,797,076	—	—	2,797,076
Biotechnology	19,817,274	—	—	19,817,274
Building Products	14,510,136	—	—	14,510,136
Capital Markets	23,033,668	—	—	23,033,668
Chemicals	14,814,278	—	—	14,814,278
Commercial Services & Supplies	6,789,869	—	—	6,789,869
Communications Equipment	11,565,852	—	—	11,565,852
Construction & Engineering	497,550	—	—	497,550
Construction Materials	3,154,327	—	—	3,154,327
Consumer Finance	607,668	—	—	607,668
Containers & Packaging	2,815,045	—	—	2,815,045
Diversified Consumer Services	1,540,836	—	—	1,540,836
Diversified Telecommunication Services	640,320	—	—	640,320
Electrical Equipment	5,055,870	—	—	5,055,870
Electronic Equipment, Instruments & Components.	11,940,565	—	—	11,940,565
Energy Equipment & Services	264,250	—	—	264,250
Equity Real Estate Investment Trusts	6,472,003	—	—	6,472,003
Food & Staples Retailing.	5,266,031	—	—	5,266,031
Food Products	19,524,719	—	—	19,524,719
Gas Utilities	1,004,913	—	—	1,004,913
Health Care Equipment & Supplies	30,006,297	—	—	30,006,297
Health Care Providers & Services	11,124,058	—	—	11,124,058
Health Care Technology	2,187,157	—	—	2,187,157
Hotels, Restaurants & Leisure	23,188,895	—	—	23,188,895
Household Durables	4,722,682	—	—	4,722,682

LVIP Blended Mid Cap Managed Volatility Fund–18

LVIP Blended Mid Cap Managed Volatility Fund

Notes to Financial Statements (continued)

3. Investments (continued)

	Level 1	Level 2	Level 3	Total
Investments:

Assets:
Household Products	$3,896,477	$—	$—	$3,896,477
Industrial Conglomerates	1,165,500	—	—	1,165,500
Insurance	5,038,428	—	—	5,038,428
Internet & Direct Marketing Retail	1,996,441	—	—	1,996,441
Internet Software & Services	30,434,941	—	—	30,434,941
IT Services.	24,988,777	—	—	24,988,777
Leisure Products	8,365,729	—	—	8,365,729
Life Sciences Tools & Services	5,315,482	—	—	5,315,482
Machinery	21,531,890	—	—	21,531,890
Marine	293,920	—	—	293,920
Media	1,415,121	—	—	1,415,121
Metals & Mining	671,382	—	—	671,382
Multiline Retail	4,231,078	—	—	4,231,078
Multi-Utilities	600,678	—	—	600,678
Oil, Gas & Consumable Fuels	10,612,124	—	524,169	11,136,293
Pharmaceuticals	13,837,928	—	—	13,837,928
Professional Services	11,417,666	—	—	11,417,666
Real Estate Management & Development	714,864	—	—	714,864
Road & Rail	6,758,413	—	—	6,758,413
Semiconductors & Semiconductor Equipment	20,718,326	—	—	20,718,326
Software	48,089,771	—	—	48,089,771
Specialty Retail	30,764,231	—	—	30,764,231
Textiles, Apparel & Luxury Goods	9,172,935	3,556,034	—	12,728,969
Trading Companies & Distributors	11,826,475	—	—	11,826,475
Master Limited Partnerships	2,437,001	—	—	2,437,001
Money Market Fund	34,082,400	—	—	34,082,400
Options Purchased	—	684	22,942	23,626

Total Investments	$571,603,897	$3,556,718	$547,111	$575,707,726

Derivatives:
Assets:
Futures Contracts	$274,685	$—	$—	$274,685

Liabilities:
Options Written	$—	$—	$(45,212)	$(45,212)

There were no Level 3 investments at the beginning of the year.

As a result of utilizing international fair value pricing at December 31, 2017, a portion of the Fund’s common stock was categorized as Level 2.

During the year ended December 31, 2017, there were no material transfers between Level 1 investments, Level 2 investments or Level 3 investments. This does not include transfers between Level 1 investments and Level 2 investments that resulted from the Fund’s use of international fair value pricing during the period. In accordance with the fair value procedures described in Note 1, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2017 and 2016 was as follows:

LVIP Blended Mid Cap Managed Volatility Fund–19

LVIP Blended Mid Cap Managed Volatility Fund

Notes to Financial Statements (continued)

4. Dividend and Distribution Information (continued)

	Year Ended
	12/31/17	12/31/16
Long-term capital gains	$—	$9,632,249

5. Components of Net Assets on a Tax Basis

As of December 31, 2017, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$471,905,522
Capital loss carryforward	(18,686,885)
Net unrealized appreciation	123,762,637

Net assets	$576,981,274

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales, mark-to-market of futures contracts and tax treatment of partnership investments.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, tax treatment of partnership investments and net operating loss. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2017, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$346,816	$(45,226)	$(301,590)

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

As of December 31, 2017, the Fund had the following capital loss carryforwards for federal income tax purposes:

Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$17,271,437	$1,415,448	$18,686,885

In 2017, the Fund utilized $19,291,364 of capital loss carryforward.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/17	12/31/16
Shares sold:
Standard Class	203,716	282,809
Service Class	2,849,954	6,651,102
Shares from merger:
Standard Class	—	29,486
Service Class	—	10,705,038
Shares reinvested:
Standard Class	—	47,819
Service Class	—	796,927

	3,053,670	18,513,181

Shares redeemed:
Standard Class	(284,857)	(405,901)
Service Class	(5,924,925)	(3,419,105)

	(6,209,782)	(3,825,006)

Net increase (decrease)	(3,156,112)	14,688,175

LVIP Blended Mid Cap Managed Volatility Fund–20

LVIP Blended Mid Cap Managed Volatility Fund

Notes to Financial Statements (continued)

7. Fund Merger

As of the close of business on December 9, 2016, the Fund acquired all of the assets and liabilities of the LVIP BlackRock U.S. Opportunities Managed Volatility Fund (“Acquired 1 Fund”) and all of the assets and liabilities of LVIP VIP Mid Cap Managed Volatility Portfolio (“Acquired 2 Fund”), each an open-end investment company, in exchange for the shares of the LVIP Blended Mid Cap Managed Volatility Fund (“Acquiring Fund”) pursuant to a Plan and Agreement of Reorganization (“Reorganization”). For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value. The shareholders of the Acquired Funds, by a taxable exchange, received shares of the respective class of the Acquiring Fund equal to the aggregate net asset value of their shares in the Acquired Funds prior to the Reorganization, as shown in the following table:

	Acquired Fund Shares Outstanding	Acquiring Fund	Shares Converted to Acquiring Fund	Acquired Fund Net Assets	Conversion Ratio
Acquired 1 Fund - Standard Class	38,121	Standard Class	29,486	$359,035	0.773
Acquired 1 Fund - Service Class	4,443,068	Service Class	3,526,529	41,844,226	0.794
Acquired 2 Fund - Service Class	8,241,893	Service Class	7,178,509	85,177,012	0.871

The net assets of the Acquiring Fund before the acquisition were $381,191,455. The net assets of the Acquiring Fund immediately following the acquisition were $508,571,728.

If the acquisition had been completed on January 1, 2016, the beginning of the Acquiring Fund’s reporting period, the Acquiring Fund’s pro forma results of operations for the year ended December 31, 2016 would have been as follows (unaudited):

Net investment income (loss)	$(594,023)	(a)
Net realized income (loss)	(35,676,130)	(b)
Net change in unrealized appreciation (depreciation)	53,778,253	(c)

Net increase in net assets resulting from operations	$17,508,100

(a)$(441,664), as reported in the Statement of Operations, plus $203,957 Net investment income from Acquired 1 Fund and $(356,316) Net investment loss from Acquired 2 Fund pre-merger.

(b)$(42,233,291), as reported in the Statement of Operations, plus $2,308,245 Net realized income from Acquired 1 Fund and $4,248,916 Net realized income from Acquired 2 Fund pre-merger.

(c)$48,650,410, as reported in the Statement of Operations, plus $704,864 Net change in unrealized appreciation (depreciation) Acquired 1 Fund and $4,422,979 Net change in unrealized appreciation (depreciation) from Acquired 2 Fund pre-merger.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired 1 Fund and Acquired 2 Fund that have been included in the Fund’s statement of operations since December 12, 2016.

8. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts and foreign cross currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. No foreign currency exchange contracts or foreign cross currency exchange contracts were outstanding at December 31, 2017.

LVIP Blended Mid Cap Managed Volatility Fund–21

LVIP Blended Mid Cap Managed Volatility Fund

Notes to Financial Statements (continued)

8. Derivatives (continued)

During the year ended December 31, 2017, the Fund used foreign currency contracts and foreign cross currency exchange contracts to facilitate or expedite the settlement of portfolio transactions.

Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund’s investments; to facilitate investments in portfolio securities; and to reduce cost. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

During the year ended December 31, 2017, the Fund used futures contract to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions and as a cash management tool.

Options Contracts–During the year ended December 31, 2017, the Fund entered into options contracts in the normal course of pursuing its investment objectives and strategies. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; to facilitate investments in portfolio securities; as a cash management tool; and to generate income. The Fund may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the options purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid at the close of the transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. When buying options, the Fund is subject to counterparty risk.

During the year ended December 31, 2017, the Fund used options contracts including swaptions to protect the value of portfolio securities; selling put options to purchase the underlying security for the Fund at a price lower than the current market value of the security; to facilitate investments in portfolio securities; to take advantage of liquidity available in the options market and to receive premiums for writing options.

Fair values of derivative instruments as of December 31, 2017 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$274,685	Receivables and other assets net of liabilities	$—
Options purchased (Equity contracts)	Receivables and other assets net of liabilities	23,626	Receivables and other assets net of liabilities	—
Options written (Equity contracts)	Receivables and other assets net of liabilities	—	Receivables and other assets net of liabilities	(45,212)

Total		$298,311		$(45,212)

LVIP Blended Mid Cap Managed Volatility Fund–22

LVIP Blended Mid Cap Managed Volatility Fund

Notes to Financial Statements (continued)

8. Derivatives (continued)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2017 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$479	$—
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	4,085,000	633,773
Options written (Equity contracts)	Net realized gain (loss) from options written and net change in unrealized appreciation (depreciation) of options written	221,630	(14,220)
Options purchased (Equity contracts)	Net realized gain (loss) from options purchased and net change in unrealized appreciation (depreciation) of options purchased	(545,292)	(18,866)

Total		$3,761,817	$600,687

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2017.

	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$32,674,990	$—
Foreign currency exchange contracts (average cost)	—	515
Options contracts (average value)	56,395	39,487

In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

At December 31, 2017, the Fund had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
Morgan Stanley & Co.	$22,942	$(399)	$22,543
UBS	684	(44,813)	(44,129)

Total	$23,626	$(45,212)	$(21,586)

Counterparty	Net Position	Fair Value of Non Cash Collateral Received	Cash Collateral Received	Fair Value of Non Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure[a]
Morgan Stanley & Co.	$22,543	$—	$—	$—	$—	$22,543
UBS	(44,129)	—	—	—	—	(44,129)

Total	$(21,586)	$—	$—	$—	$—	$(21,586)

aNet exposure represents the receivable (payable) that would be due from (to) the counterparty in an event of default.

LVIP Blended Mid Cap Managed Volatility Fund–23

LVIP Blended Mid Cap Managed Volatility Fund

Notes to Financial Statements (continued)

9. Credit and Market Risk

The Fund invests a significant portion of its assets in small-and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2017. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to LIAC the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities. Restricted securities are valued pursuant to the security valuation procedures noted in Note 1.

10. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

11. Recent Regulatory Reporting Updates

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amended Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. As of August 1, 2017, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.

12. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Blended Mid Cap Managed Volatility Fund–24

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of LVIP Blended Mid Cap Managed Volatility Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of LVIP Blended Mid Cap Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.

Philadelphia, Pennsylvania

February 22, 2018

LVIP Blended Mid Cap Managed Volatility Fund–25

LVIP Blended Mid Cap Managed Volatility Fund

Other Fund Information (unaudited)

Approval of Investment Management and Subadvisory Agreements

On August 22-23 and September 11-12, 2017, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various sub-advisers (collectively, with the investment management agreement, the “Advisory Agreements” and each individually an “Advisory Agreement”) for various series of the Trust (each a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the sub-advisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the sub-advisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement.

The Board considered that the Funds are managed with an actively managed risk-management overlay using up to 20% of a Fund’s net assets (the “Risk-Management Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and to reduce the impact on a Fund’s portfolio of significant market downturns during periods of high volatility. Each Fund’s sub-adviser manages the remaining 80-100% of the Fund’s net assets according to the investment mandate (the “Equity Sleeve”). The Board considered that the Funds’ investments in exchange-traded futures and their resulting costs limit the upside participation of the Funds in strong, increasing markets relative to unhedged funds. The Board also considered that SSGA Funds Management, Inc. (“SSGA”) had been appointed sub-adviser to the Risk-Management Sleeve of the Managed Volatility Funds effective May 1, 2016. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information (including total return and standard deviation) provided by Morningstar for the standard class of each Fund compared to the returns of a benchmark index for the one, three and five year periods, as applicable, ended March 31, 2017. The Board noted LIAC’s view that the performance peer group of mutual funds provided by Morningstar provided little comparative value as the performance peer group did not generally include an actively managed volatility management overlay. The Board also considered an in-person presentation by representatives of Oliver Wyman, an independent management consulting firm, that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of risk control funds from 11 variable annuity sponsors.

The Board considered that LIAC had delegated day-to-day portfolio management of the Risk-Management Sleeve to SSGA and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model. The Board considered an in-person presentation by representatives of SSGA regarding the performance of the Managed Volatility Funds sub-advised by SSGA as well as presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve. The Board also considered that in February, 2016, the managed volatility model was adjusted with the intention of reducing its negative contribution to returns in certain markets while maintaining market downside protection. The Board noted LIAC’s view that it expects the negative impact of the volatility management overlay to dampen over a full market cycle. The Board concluded that LIAC had appropriately reviewed and monitored SSGA’s performance.

LVIP Blended Mid Cap Managed Volatility Fund–26

LVIP Blended Mid Cap Managed Volatility Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2018. The Board noted that the investment management fee was lower than the median investment management fee of the Morningstar expense peer group, without giving effect to the advisory fee waiver. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and that LIAC had implemented an advisory fee waiver and an expense limitation through April 30, 2018 for the Fund and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares.

Approval of Subadvisory Agreements

Risk Management Sleeve - Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA on behalf of the each of the Funds, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board reviewed the services provided by SSGA, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of SSGA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.

Performance. The Board considered that SSGA’s responsibility was to implement trading based on the managed volatility model and that traditional measures of performance would not be relevant in assessing SSGA’s implementation of the model. The Board also considered that in February, 2016, the managed volatility model was adjusted with the intention that the risk overlay would reduce the negative contribution to returns in certain markets while maintaining market downside protection. The Board noted LIAC’s view that it expects the negative impact of the volatility management overlay to dampen over a full market cycle. The Board also considered various in-person presentations related to the performance of the Risk-Management Sleeve by representatives of SSGA and Oliver Wyman. The Board concluded that the services provided by SSGA were satisfactory.

Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule, noted that SSGA stated that it did not provide similar managed volatility subadvisory services to any other investment companies. The Board considered that LIAC compensates SSGA from its fees and that the subadvisory fee schedule was negotiated between LIAC and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.

Profitability and Fallout Benefits. The Board noted that the subadvisory fee schedule was negotiated between LIAC and SSGA, an unaffiliated third party, and that LIAC compensates SSGA from its fees. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Fund in the marketplace and its ability to leverage resources.

LVIP Blended Mid Cap Managed Volatility Fund–27

LVIP Blended Mid Cap Managed Volatility Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

Equity Sleeve - Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Ivy Investment Management Company (“Ivy”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Ivy under the subadvisory agreement. The Board reviewed the services provided by Ivy, the background of the investment professionals servicing the Fund and the reputation, resources and investment approach of Ivy. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.

In considering the renewal of the subadvisory agreement between LIAC and T. Rowe Associates, Inc. (“T. Rowe”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by T. Rowe under the subadvisory agreement. The Board reviewed the services provided by T. Rowe, the background of the investment professionals servicing the Fund and the reputation, resources and investment approach of T. Rowe. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.

Performance. The Board considered that the sub-advisers manage the Equity Sleeve. The Board reviewed the Fund’s total return and standard deviation compared to the total returns and standard deviation of a custom index (Russell 2000 Daily Risk Controlled 12% Composite). The Board noted the Fund’s total return was below the return of the benchmark index for the one, three and five year periods. The Board considered that Ivy became a sub-adviser to the Fund in May 2015 and that the Equity Sleeve was restructured to a multi-manager structure and that T. Rowe was added as an additional sub-adviser to the Fund in February 2016. The Board also considered LIAC’s comment that underperformance was primarily due to negative contribution from the Risk-Management Sleeve. The Board concluded that the services provided by Ivy and T. Rowe were satisfactory.

Subadvisory Fee. The Board considered the subadvisory fee schedules, each of which contains breakpoints. The Board compared Ivy’s subadvisory fee schedule with fee schedules for sub-advised funds, proprietary mutual funds, and separately managed accounts with similar investment strategies. The Board considered that T. Rowe’s fees were within range of the comparable sub-advised fee schedules provided. The Board considered that LIAC compensates Ivy and T. Rowe from its fees and that the subadvisory fee schedules were negotiated between LIAC and Ivy and T. Rowe, respectively, which are unaffiliated. The Board concluded that the subadvisory fees were reasonable.

Profitability, Economies of Scale and Fallout Benefits. For the Equity Sleeve sub-advised by Ivy, the Board considered that the subadvisory fee schedule contains breakpoints, was negotiated between LIAC and Ivy, an unaffiliated third party, and that LIAC compensates Ivy from its fees. The Board reviewed materials provided by Ivy as to any additional benefits it receives and considered that Ivy uses soft dollars, which could benefit Ivy and its clients.

For the Equity Sleeve sub-advised by T.Rowe, the Board considered that the subadvisory fee schedule contains breakpoints, was negotiated between LIAC and T. Rowe, an unaffiliated third party, and that LIAC compensates T. Rowe from its fees. The Board reviewed materials provided by T. Rowe as to any additional benefits it receives and considered that T. Rowe uses soft dollars that can benefit T. Rowe and its clients, and also considered other benefits to T.Rowe in including the Fund’s assets in its assets under management.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements are in the best interests of each Fund.

LVIP Blended Mid Cap Managed Volatility Fund–28

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.

The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.

The term Fund Complex includes the 92 series of Lincoln Variable Insurance Products Trust.

Interested Trustee

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	Formerly: Lincoln Advisors Trust

* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of both the Advisor and The Lincoln National Life Insurance Company, the parent company of the Trust’s Adviser.

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	92	Formerly: Lincoln Advisors Trust

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	Formerly: Lincoln Advisors Trust

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	Formerly: Lincoln Advisors Trust

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Formerly: Lincoln Advisors Trust

LVIP Blended Mid Cap Managed Volatility Fund–29

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Charles I. Plosser*** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Public Governor for the Financial Industry Regulatory Authority (FINRA); Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	92	Rochester Gas and Electric Corporation

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Associated Grocers of New England (Director Emeritus); Formerly: Lincoln Trust Advisors

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	Formerly: Lincoln Advisors Trust

Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	92	St. Vincent Health; Formerly: Lincoln Advisors Trust

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	92	Formerly: Lincoln Advisors Trust

Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012	92	Trustee of FundVantage Trust

** Steve A. Cobb, is the son-in-law of Kenneth G. Stella.

*** Charles I. Plosser was appointed Trustee effective January 1, 2018.

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.

Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.

LVIP Blended Mid Cap Managed Volatility Fund–30

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.

Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Vice President, Secretary, and Chief Legal Officer	Since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President and Chief Compliance Officer, Lincoln National Corporation; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Deputy General Counsel, Janney Montgomery Scott LLC.

Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.

Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.

John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

LVIP Blended Mid Cap Managed Volatility Fund–31

LVIP Clarion Global Real Estate Fund

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2017

LVIP Clarion Global Real Estate Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Clarion Global Real Estate Fund

2017 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation

Subadvised by: CBRE Clarion Securities LLC

The Fund returned 10.87% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2017, while its benchmark, the FTSE EPRA/NAREIT Developed Net Index*, returned 10.36%.

Global real estate stocks finished the year with a positive 10%+ total return for the year, which outperformed bonds but trailed a strong equities market. While surging equity markets globally got all the attention, real estate stocks also had a good year. Performance was consistent, with a positive total return for each of the four calendar quarters. Favorable performance of real estate stocks was underpinned by improving fundamentals, broad economic recovery, a strong private bid for real estate as an asset class, and attractive valuations versus the private market.

International property companies outperformed those in the U.S. in 2017, as economic growth in Europe and the Asia-Pacific region improved during the year off low expectations and the U.S. REIT market paused following several years of outperformance. European property companies moved higher on improved confidence that economic conditions and real estate fundamentals are improving. Asia-Pacific returns were also good, as Hong Kong and Singapore property companies moved sharply higher beginning early in the year following a weak 4Q16 as it became clearer that these markets were at a positive inflection point. U.S. REITs underperformed a global strategy for the first time in four years, likely the result of short-term negative sentiment from higher policy rates in the U.S. and net outflows from mutual funds in both the U.S. and Japan. The U.S. 10-year Treasury bond finished 2017 about where it started at 2.41% (down only 3 basis points versus 2.44% at year-end 2016).

The economic outlook is improving and this should have a positive impact on commercial real estate and listed real estate companies. Global economic growth is improving in a more synchronized manner than previously expected, which is reflected in generally robust property fundamentals. Economic growth is gaining momentum in an economic expansion which continues to have “legs” at this point of an extended cycle.

Monetary policy should tighten in the U.S. but remain relatively more accommodative elsewhere. Total return among property companies should be generated by 6% earnings growth and 4% dividend yield with stable multiples. We do not believe that multiples will contract, an out-of-consensus view, given attractive valuations, a strong M&A bid for listed real estate companies, a year of underperformance versus equities and an earnings multiple (funds from operation) which is now in-line to lower than that of the S&P 500. With real estate companies trading at an approximate 7% discount to our estimate of inherent real estate value of net asset value (NAV), and an implied capitalization rate approaching 6% globally, we believe real estate stocks remain attractively priced relative to private real estate and competing asset classes.

The Portfolio outperformed the benchmark during the period, primarily as the result of good stock selection. Sector allocation decisions also added value. Stock selection in the U.S. was the top contributor to relative performance and was led by the outperformance of the Portfolio’s holdings in the healthcare, mall, industrial, storage, hotel, residential and net lease sectors. Stock selection in Europe also contributed to relative performance, led by the outperformance of German residential as well as French (Paris) and Spanish office company holdings. Stock selection in the Asia-Pacifc region was a drag on relative performance during the period as the benefit of good stock selection in Australia was more than offset by the impact of sub-par stock selection in Hong Kong and Japan. Sector allocation contributed modestly to relative performance for the year. The top contributor was positioning in the U.S, which was driven by an overweight to the outperforming technology and residential sectors as well as from an underweight to the underperforming shopping center and net lease sectors. Sector allocation decisions in Europe also added value. Sector allocation decisions in the Asia-Pacific region detracted from relative performance, primarily as the result of an underweight to the outperforming Singapore market.

We are positive on property types and markets with above-average growth and valuations that are attractive relative to this growth. We favor class A mall companies, technology, storage and select residential companies in the U.S. We also are positive on hotel companies, particularly U.S. C-corps which stand to benefit from tax reform which lowers the corporate tax rates for these companies. Within residential, we like manufactured housing, single family home-for-rent companies and select coastal apartment REITs.

We also favor real estate operating companies in Tokyo, Hong Kong and Singapore, all of which are showing strong growth relative to real estate valuations which remain attractive, thus scoring well on both “growth” and “value” criteria in our sector ranking analysis. The Tokyo office market continues to experience improved rental growth as vacancies have fallen below the 4% threshold at which landlords enjoy increasing pricing power, particularly with a modest increase in inflation expectations.

Lastly, we favor U.K. niche sectors of student housing and storage and Continental European property companies in firming markets, including those in the German residential sector, Spanish office and lodging sectors. European property fundamentals continue to improve consistent with economic releases which show steady and visible improvement in the Eurozone.

We are cautious and selective in markets and property types with headwinds to earnings growth, either for secular or cyclical reasons. We remain cautious on the more bond-like sectors that offer modest growth and trade less attractively relative to our estimate of underlying private market real estate value. This includes the net lease and healthcare sectors in the U.S., as well as the Canadian companies and the REITs in Singapore. Asian REITs generally have low organic growth and external growth which is dependent on a constant need for new equity to fund the acquisitions. Exceptions to this are generally in the industrial or hotel property sectors. J-REITs are also beginning to screen better on valuation.

Industrial companies have materially outperformed globally and now reflect valuations which cause us to be more selective, despite underlying demand drivers which remain intact. Australian property companies are benefiting from an attractive combination of yield and growth, particularly following recent price weakness, although strength in property fundamentals range from a robust office market to an uncertain retail market and a residential market which is meeting headwinds of affordability.

LVIP Clarion Global Real Estate Fund–1

LVIP Clarion Global Real Estate Fund

2017 Annual Report Commentary (unaudited) (continued)

The portfolio did not hold any derivative instruments during the period.

Portfolio Managers:

CBRE Clarion Securities LLC:  T. Ritson Ferguson

                                                    Steven D. Burton

                                                    Joseph P. Smith

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 12/31/07 through 12/31/17

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Clarion Global Real Estate Fund shares on 12/31/07. As the chart shows, by 12/31/17, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $13,992 for the Standard Class shares and increased to $13,647 for the Service Class shares. For comparison, look at how the FTSE EPRA/NAREIT Developed Net Index did over the same period. The same $10,000 investment would have increased to $13,804. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during some of the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/17

Standard Class Shares
One Year	+ 10.87%
Five Year	+ 5.45%
Ten Year	+ 3.42%

Service Class Shares
One Year	+ 10.58%
Five Year	+ 5.18%
Ten Year	+ 3.16%

*

The FTSE EPRA/NAREIT Developed Net Index is designed to represent general trends in eligible real estate equities worldwide. Relevant real estate activities are defined as the ownership, disposure and development of income-producing real estate.

LVIP Clarion Global Real Estate Fund–2

LVIP Clarion Global Real Estate Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2017 to December 31, 2017

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Annualized Expense Ratio	Expenses Paid During Period 7/1/17 to 12/31/17*
Actual
Standard Class Shares	$1,000.00	$1,061.80	0.79%	$4.11
Service Class Shares	1,000.00	1,060.50	1.04%	5.40
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.22	0.79%	$4.02
Service Class Shares	1,000.00	1,019.96	1.04%	5.30

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Clarion Global Real Estate Fund–3

LVIP Clarion Global Real Estate Fund

Security Type/Country and Sector Allocations and Top 10 Equity Holdings (unaudited)

As of December 31, 2017

Security Type/Country	Percentage of Net Assets
Common Stock	98.93%
Australia	4.99%
Austria	0.25%
Canada	1.99%
France	4.89%
Germany	5.10%
Hong Kong	9.22%
Japan	9.87%
Singapore	1.93%
Spain	1.15%
Sweden	1.34%
United Kingdom	6.25%
United States	51.95%
Money Market Fund	0.38%
Total Value of Securities	99.31%
Receivables and Other Assets Net of Liabilities	0.69%
Total Net Assets	100.00%

Sector designations may be different than the sector designations presented in other Fund materials.

Sector	Percentage of Net Assets
Diversified Real Estate Activities	7.16%
Diversified REITs	11.34%
Health Care Facilities	0.06%
Health Care REITs	4.35%
Hotel & Resort REITs	3.57%
Hotel, Resorts & Cruise Lines	1.48%
Industrial REITs	8.17%
Office REITs	11.95%
Real Estate Development	3.96%
Real Estate Operating Companies	8.02%
Residential REITs	7.20%
Retail REITs	24.44%
Specialized REITs	7.23%

Total	98.93%

REITs - Real Estate Investment Trusts

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Simon Property Group	4.07%
CK Asset Holdings	3.67%
Prologis	3.55%
Mitsui Fudosan	2.89%
Link REIT	2.67%
GGP	2.61%
Vonovia	2.58%
Alexandria Real Estate Equities	2.49%
Extra Space Storage	2.31%
Regency Centers	2.09%
Total	28.93%

LVIP Clarion Global Real Estate Fund–4

LVIP Clarion Global Real Estate Fund

Statement of Net Assets

December 31, 2017

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK–98.93%
Australia–4.99%
Dexus	208,348	$1,581,063
GPT Group	988,195	3,930,867
Mirvac Group	2,778,127	5,080,645
Scentre Group	1,627,372	5,308,439
Westfield	634,119	4,684,990

		20,586,004

Austria–0.25%
†BUWOG	29,899	1,030,384

		1,030,384

Canada–1.99%
Canadian Real Estate Investment Trust	61,100	2,250,541
Chartwell Retirement Residences	20,100	260,005
H&R Real Estate Investment Trust	104,000	1,767,255
Pure Industrial Real Estate Trust	255,200	1,374,466
SmartCentres Real Estate Investment Trust	103,700	2,550,014

		8,202,281

France–4.89%
Gecina	33,116	6,115,098
Klepierre	163,966	7,207,023
Unibail-Rodamco	27,236	6,853,994

		20,176,115

Germany–5.10%
ADO Properties	55,468	2,807,517
Aroundtown	443,226	3,412,059
LEG Immobilien	25,727	2,936,761
TAG Immobilien	63,975	1,214,446
Vonovia	214,974	10,651,383

		21,022,166

∎Hong Kong–9.22%
CK Asset Holdings	1,737,300	15,144,339
Link REIT	1,191,200	11,020,761
Sun Hung Kai Properties	454,300	7,563,667
Swire Properties	829,200	2,674,548
†Wharf Real Estate Investment	249,000	1,657,270

		38,060,585

Japan–9.87%
AEON REIT Investment	2,111	2,220,133
Hulic	212,100	2,378,338
Hulic REIT	856	1,245,920
Japan Hotel REIT Investment	2,618	1,756,564
Japan Retail Fund Investment	784	1,437,084
Kenedix Office Investment	520	2,953,628
Mitsubishi Estate	109,400	1,899,517
Mitsui Fudosan	533,800	11,938,692
Nippon Prologis REIT	2,484	5,253,492
Nomura Real Estate Holdings	114,400	2,555,966

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Japan (continued)
Orix JREIT	3,358	$4,652,175
Tokyo Tatemono	179,300	2,416,631

		40,708,140

Singapore–1.93%
City Developments	341,700	3,177,852
Mapletree Logistics Trust	2,185,500	2,156,985
Suntec Real Estate Investment Trust	1,635,900	2,623,471

		7,958,308

Spain–1.15%
Axiare Patrimonio SOCIMI	57,994	1,281,739
Hispania Activos Inmobiliarios SOCIMI	78,339	1,475,722
Inmobiliaria Colonial SOCIMI	201,568	2,000,962

		4,758,423

Sweden–1.34%
Castellum	105,493	1,779,156
Fabege	112,391	2,394,911
Wihlborgs Fastigheter	56,582	1,352,444

		5,526,511

United Kingdom–6.25%
Derwent London	74,920	3,153,958
Hammerson	476,403	3,514,868
Land Securities Group	549,981	7,472,444
Safestore Holdings	199,630	1,340,162
Segro	819,725	6,488,561
Shaftesbury	124,085	1,749,048
UNITE Group	191,960	2,086,357

		25,805,398

United States–51.95%
Alexandria Real Estate Equities	78,660	10,272,209
AvalonBay Communities	44,847	8,001,153
Boston Properties	13,416	1,744,482
Brandywine Realty Trust	83,314	1,515,482
Brixmor Property Group	206,020	3,844,333
Columbia Property Trust	105,699	2,425,792
CubeSmart	163,530	4,729,288
CyrusOne	55,338	3,294,271
DCT Industrial Trust	64,150	3,770,737
Equinix	16,066	7,281,433
Equity Residential	50,924	3,247,424
Essex Property Trust	27,514	6,641,054
Extra Space Storage	108,959	9,528,465
Forest City Realty Trust Class A	201,221	4,849,426
GGP	460,713	10,776,077
Healthcare Trust of America Class A	173,687	5,217,557
Hilton Worldwide Holdings	39,969	3,191,924
Host Hotels & Resorts	323,057	6,412,681
Hudson Pacific Properties	130,440	4,467,570
Invitation Homes	249,352	5,877,227

LVIP Clarion Global Real Estate Fund–5

LVIP Clarion Global Real Estate Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
United States (continued)
Iron Mountain	96,987	$3,659,320
Kilroy Realty	50,771	3,790,055
Kimco Realty	180,853	3,282,482
Macerich	100,822	6,621,989
Marriott International Class A	21,433	2,909,101
MGM Growth Properties	67,600	1,970,540
Paramount Group	155,757	2,468,748
Park Hotels & Resorts	84,000	2,415,000
Prologis	227,390	14,668,929
Regency Centers	124,929	8,642,588
Simon Property Group	97,796	16,795,479
SL Green Realty	20,875	2,106,914
Spirit Realty Capital	217,736	1,868,175
STORE Capital	133,100	3,465,924
Sun Communities	41,337	3,835,247
Sunstone Hotel Investors	131,626	2,175,778
Taubman Centers	66,435	4,346,842
Ventas	137,813	8,270,158
VEREIT	218,101	1,699,007
Vornado Realty Trust	100,381	7,847,787
Welltower	69,777	4,449,679

		214,378,327

Total Common Stock (Cost $330,657,779)		408,212,642

	Number of Shares	Value (U.S. $)

MONEY MARKET FUND–0.38%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 1.15%)	1,578,643	$1,578,643

Total Money Market Fund (Cost $1,578,643)		1,578,643

TOTAL VALUE OF SECURITIES–99.31% (Cost $332,236,422)	$ 409,791,285
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.69%	2,862,051
NET ASSETS APPLICABLE TO 43,165,939 SHARES OUTSTANDING–100.00%	$ 412,653,336

NET ASSET VALUE PER SHARE–LVIP CLARION GLOBAL REAL ESTATE FUND STANDARD CLASS ($296,648,571 / 30,941,375 Shares)	$9.587

NET ASSET VALUE PER SHARE–LVIP CLARION GLOBAL REAL ESTATE FUND SERVICE CLASS ($116,004,765 / 12,224,564 Shares)	$9.489

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2017:
Shares of beneficial interest (unlimited authorization–no par)	$ 351,379,635
Distribution in excess of investment income	(5,551,687)
Accumulated net realized loss on investments	(10,736,748)
Net unrealized appreciation of investments, foreign currencies and derivatives	77,562,136
TOTAL NET ASSETS	$ 412,653,336

Δ	Securities have been classified by country of origin. Classification by type of business has been presented on page 4.

∎	Securities listed and traded on the Hong Kong Stock Exchange. These securities have significant business operations in China.

†	Non-income producing.

«	Includes $221,110 payable for fund shares redeemed, $1,212,029 payable for securities purchased, $274,024 due to manager and affiliates, and $65,379 other accrued expenses payable as of December 31, 2017.

LVIP Clarion Global Real Estate Fund–6

LVIP Clarion Global Real Estate Fund

Statement of Net Assets (continued)

The following foreign currency exchange contracts were outstanding at December 31, 2017:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
BBH	CAD	144,797	USD	(115,286)	1/2/18	$—	$(82)
BBH	CAD	97,468	USD	(77,493)	1/3/18	57	—
BBH	EUR	(260,183)	USD	310,885	1/2/18	—	(1,370)
BBH	GBP	(47,789)	USD	64,253	1/2/18	—	(278)
BBH	SEK	514,465	USD	(62,416)	1/2/18	313	—
BBH	SEK	63,330	USD	(7,755)	1/3/18	—	(33)
BNYM	CAD	(10,166)	USD	8,058	1/2/18	—	(29)

Total Foreign Currency Exchange Contracts						$370	$(1,792)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The foreign currency exchange contracts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

Summary of Abbreviations:

BBH–Brown Brothers Harriman & Co.

BNYM–Bank of New York Mellon

CAD–Canadian Dollar

EUR–Euro

GBP–British Pound Sterling

REIT–Real Estate Investment Trust

SEK–Swedish Krona

USD–United States Dollar

See accompanying notes, which are an integral part of the financial statements.

LVIP Clarion Global Real Estate Fund–7

LVIP Clarion Global Real Estate Fund

Statement of Operations

Year Ended December 31, 2017

INVESTMENT INCOME:
Dividends	$13,447,493
Foreign tax withheld	(582,375)

12,865,118

EXPENSES:
Management fees	2,765,374
Distribution fees-Service Class	281,696
Accounting and administration expenses	97,540
Shareholder servicing fees	78,147
Custodian fees	78,107
Professional fees	39,823
Reports and statements to shareholders	38,256
Trustees’ fees and expenses	11,031
Pricing fees	9,985
Consulting fees	3,059
Other	3,649

3,406,667

Less:
Expenses paid indirectly	(293)

Total operating expenses	3,406,374

NET INVESTMENT INCOME	9,458,744

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	27,924,280
Foreign currencies	121,689
Foreign currency exchange contracts	(166,837)

Net realized gain	27,879,132

Net change in unrealized appreciation (depreciation) of:
Investments	3,718,654
Foreign currencies	32,669
Foreign currency exchange contracts	(1,422)

Net change in unrealized appreciation (depreciation)	3,749,901

NET REALIZED AND UNREALIZED GAIN	31,629,033

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$41,087,777

See accompanying notes, which are an integral part of the financial statements.

LVIP Clarion Global Real Estate Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/17	12/31/16

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$9,458,744	$8,316,161
Net realized gain	27,879,132	15,890,815
Net change in unrealized appreciation (depreciation)	3,749,901	(19,497,032)

Net increase in net assets resulting from operations	41,087,777	4,709,944

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(12,358,619)	(11,714,362)
Service Class	(4,605,586)	(4,403,187)

	(16,964,205)	(16,117,549)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	31,989,893	41,355,524
Service Class	12,823,301	17,028,438
Reinvestment of dividends and distributions:
Standard Class	12,358,619	11,714,362
Service Class	4,605,586	4,403,187

	61,777,399	74,501,511

Cost of shares redeemed:
Standard Class	(53,375,014)	(53,606,567)
Service Class	(18,543,365)	(25,877,324)

	(71,918,379)	(79,483,891)

Decrease in net assets derived from capital share transactions	(10,140,980)	(4,982,380)

NET INCREASE (DECREASE) IN NET ASSETS	13,982,592	(16,389,985)
NET ASSETS:
Beginning of year	398,670,744	415,060,729

End of year	$412,653,336	$398,670,744

Distributions in excess of net investment income	$(5,551,687)	$(3,150,509)

See accompanying notes, which are an integral part of the financial statements.

LVIP Clarion Global Real Estate Fund–8

LVIP Clarion Global Real Estate Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Clarion Global Real Estate Fund Standard Class Year Ended
	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Net asset value, beginning of period	$9.024	$9.306	$9.732	$8.778	$8.497

Income (loss) from investment operations:
Net investment income[1]	0.229	0.203	0.157	0.212	0.156
Net realized and unrealized gain (loss)	0.746	(0.089)	(0.288)	1.000	0.125

Total from investment operations	0.975	0.114	(0.131)	1.212	0.281

Less dividends and distributions from:
Net investment income	(0.412)	(0.396)	(0.295)	(0.258)	—

Total dividends and distributions	(0.412)	(0.396)	(0.295)	(0.258)	—

Net asset value, end of period	$9.587	$9.024	$9.306	$9.732	$8.778

Total return[2]	10.87%	1.18%	(1.22% )	13.89%	3.31%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$296,649	$288,333	$297,101	$459,143	$359,296
Ratio of expenses to average net assets	0.78%	0.75%	0.74%	0.73%	0.77%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.78%	0.75%	0.74%	0.81%	1.03%
Ratio of net investment income to average net assets	2.44%	2.14%	1.61%	2.25%	1.77%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.44%	2.14%	1.61%	2.17%	1.51%
Portfolio turnover	89%	45%	51%	33%	40%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Clarion Global Real Estate Fund–9

LVIP Clarion Global Real Estate Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Clarion Global Real Estate Fund Service Class
	Year Ended
	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Net asset value, beginning of period	$8.937	$9.219	$9.643	$8.681	$8.425

Income (loss) from investment operations:
Net investment income[1]	0.203	0.177	0.130	0.186	0.133
Net realized and unrealized gain (loss)	0.738	(0.086)	(0.283)	0.989	0.123

Total from investment operations	0.941	0.091	(0.153)	1.175	0.256

Less dividends and distributions from:
Net investment income	(0.389)	(0.373)	(0.271)	(0.213)	—

Total dividends and distributions	(0.389)	(0.373)	(0.271)	(0.213)	—

Net asset value, end of period	$9.489	$8.937	$9.219	$9.643	$8.681

Total return[2]	10.58%	0.94%	(1.47%)	13.60%	3.04%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$116,005	$110,338	$117,960	$118,790	$112,568
Ratio of expenses to average net assets	1.03%	1.00%	0.99%	0.98%	1.02%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.03%	1.00%	0.99%	1.06%	1.28%
Ratio of net investment income to average net assets	2.19%	1.89%	1.36%	2.00%	1.52%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.19%	1.89%	1.36%	1.92%	1.26%
Portfolio turnover	89%	45%	51%	33%	40%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Clarion Global Real Estate Fund–10

LVIP Clarion Global Real Estate Fund

Notes to Financial Statements

December 31, 2017

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 92 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Clarion Global Real Estate Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a non-diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek total return through a combination of current income and long-term capital appreciation.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sale price on the valuation date. Open-end investment companies are valued at their published net asset value (“NAV”). Investments in government money market funds have a stable NAV. Foreign currency exchange contracts are valued at the mean between their bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available. Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 pm. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”). Restricted securities are valued at fair value using methods approved by the Board.

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended December 31, 2017 and for all open tax years (years ended December 31, 2014–December 31, 2016), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2017, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate that portion of realized gains and losses on foreign equity securities resulting from changes in the foreign exchange rates from that which is due to changes in market prices. These changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates– The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date

LVIP Clarion Global Real Estate Fund–11

LVIP Clarion Global Real Estate Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates. Withholding taxes on foreign dividends are recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned. Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Commission rebates are included in “Net realized gain (loss) from investments” on the Statement of Operations and totaled $49,054 for the year ended December 31, 2017. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this arrangement is included in “Custodian fees” on the Statement of Operations with the corresponding expense offset shown as “Expenses paid indirectly.”

2. Management Fees and Other Transactions with Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.73% of the first $250 million of the average net assets of the Fund; and 0.63% of the average net assets of the Fund in excess of $250 million. The fee is calculated daily and paid monthly.

CBRE Clarion Securities LLC (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2017, costs for these administrative and legal services were as follows:

Administrative	$22,720
Legal	3,968

Lincoln Life also provides certain contract holder and additional corporate services to the Fund. Effective May 1, 2017, the Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund’s average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $28,994 for the year ended December 31, 2017.

The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.

LVIP Clarion Global Real Estate Fund–12

LVIP Clarion Global Real Estate Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions with Affiliates (continued)

At December 31, 2017, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$239,627
Distribution fees payable to LFD	24,344
Shareholder servicing fees payable to Lincoln Life	10,053

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

3. Investments

For the year ended December 31, 2017, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$352,653,192
Sales	364,054,283

At December 31, 2017, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund for were as follows:

Cost of investments and derivatives	$356,953,200

Aggregate unrealized appreciation of investments and derivatives	$69,745,164
Aggregate unrealized depreciation of investments and derivatives	(16,908,501)

Net unrealized appreciation of investments and derivatives	$52,836,663

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

LVIP Clarion Global Real Estate Fund–13

LVIP Clarion Global Real Estate Fund

Notes to Financial Statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2017:

	Level 1	Level 2	Total
Investments:

Assets:
Common Stock
Australia	$—	$20,586,004	$20,586,004
Austria	—	1,030,384	1,030,384
Canada	8,202,281	—	8,202,281
France	6,115,098	14,061,017	20,176,115
Germany	3,412,059	17,610,107	21,022,166
Hong Kong	4,331,818	33,728,767	38,060,585
Japan	18,081,912	22,626,228	40,708,140
Singapore	2,156,985	5,801,323	7,958,308
Spain	2,757,461	2,000,962	4,758,423
Sweden	—	5,526,511	5,526,511
United Kingdom	6,989,363	18,816,035	25,805,398
United States	214,378,327	—	214,378,327
Money Market Fund	1,578,643	—	1,578,643

Total Investments	$268,003,947	$141,787,338	$409,791,285

Derivatives:
Assets:
Foreign Currency Exchange Contracts	$—	$370	$370

Liabilities:
Foreign Currency Exchange Contracts	$—	$(1,792)	$(1,792)

There were no Level 3 investments at the end of the year.

As a result of utilizing international fair value pricing at December 31, 2017, a portion of the portfolio was categorized as Level 2.

During the year ended December 31, 2017, there were no material transfers between Level 1 investments, Level 2 investments or Level 3 investments. This does not include transfers between Level 1 investments and Level 2 investments that resulted from the Fund’s use of international fair value pricing during the year. In accordance with the fair value procedures described in Note 1, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2017 and 2016 was as follows:

	Year Ended
	12/31/17	12/31/16
Ordinary income	$16,964,205	$16,117,549

5. Components of Net Assets on a Tax Basis

As of December 31, 2017, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$351,379,635
Undistributed ordinary income	8,437,038
Net unrealized appreciation	52,836,663

Net assets	$412,653,336

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales, tax treatment of passive foreign investment companies and partnership income.

LVIP Clarion Global Real Estate Fund–14

LVIP Clarion Global Real Estate Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, expiring capital loss carryforwards and passive foreign investment companies. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2017, the Fund recorded the following reclassifications:

Distributions in Excess of Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$5,104,283	$25,994,569	$(31,098,852)

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss, whereas before the Act, capital losses carried forward were treated as short-term.

In 2017, the Fund utilized $16,909,599 of capital loss carryforwards and had capital loss carryforwards of $31,098,852 expire.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/17	12/31/16
Shares sold:
Standard Class	3,410,383	4,431,674
Service Class	1,384,725	1,830,087
Shares reinvested:
Standard Class	1,298,054	1,274,880
Service Class	488,758	483,455

	6,581,920	8,020,096

Shares redeemed:
Standard Class	(5,719,526)	(5,680,568)
Service Class	(1,995,660)	(2,761,873)

	(7,715,186)	(8,442,441)

Net decrease	(1,133,266)	(422,345)

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty.

During the year ended December 31, 2017, the Fund used foreign currency exchange contracts to facilitate or expedite the settlement of portfolio transactions.

LVIP Clarion Global Real Estate Fund–15

LVIP Clarion Global Real Estate Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

Fair values of derivative instruments as of December 31, 2017 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value

Foreign currency exchange contracts (Currency contracts)	Receivables and other assets net of liabilities	$370	Receivables and other assets net of liabilities	$(1,792)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2017 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$(166,837)	$(1,422)

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2017.

	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average cost)	$631,926	$627,397

8. Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

The Fund concentrates its investments in the real estate industry and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund is also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations. Its investments may also tend to fluctuate more in value than a portfolio that invests in a broader range of industries.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities. Restricted securities are valued pursuant to the security valuation procedures noted in Note 1. As of December 31, 2017, there were no restricted security.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

LVIP Clarion Global Real Estate Fund–16

LVIP Clarion Global Real Estate Fund

Notes to Financial Statements (continued)

10. Recent Regulatory Reporting Updates

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amended Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. As of August 1, 2017, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.

11. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Clarion Global Real Estate Fund–17

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of LVIP Clarion Global Real Estate Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of LVIP Clarion Global Real Estate Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.

Philadelphia, Pennsylvania

February 22, 2018

LVIP Clarion Global Real Estate Fund–18

LVIP Clarion Global Real Estate Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2017, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 22-23 and September 11-12, 2017, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various sub-advisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the sub-advisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the sub-advisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information (including total return and standard deviation) provided by Morningstar for the standard class of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2017. The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Funds, and had delegated those duties to unaffiliated sub-advisers responsible for investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the sub-adviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the sub-advisers’ investment performance.

LVIP Clarion Global Real Estate Fund–19

LVIP Clarion Global Real Estate Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the investment management fees were below the median investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had a breakpoint in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and CBRE Clarion Securities LLC (“CBRE Clarion”) on behalf of the LVIP Clarion Global Real Estate Fund, the Board considered the nature, extent and quality of services provided by CBRE Clarion under the subadvisory agreement. The Board reviewed the services provided by CBRE Clarion, the backgrounds of the investment professionals servicing the Fund and the reputation, resources and investment approach of CBRE Clarion. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.

Performance. The Board reviewed the Fund’s total return and standard deviation compared to the total return and standard deviation of a peer group of funds included in the Morningstar Global Real Estate funds category and the FTSE EPRA/NAREIT Developed NR USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one, three and five year periods. The Board considered that LIAC would continue to closely monitor performance. The Board concluded that the services provided by CBRE Clarion were satisfactory.

Subadvisory Fee and Economies of Scale. The Board reviewed the Fund’s subadvisory fee schedule, which contains breakpoints, compared to the management fees of similar real estate funds for which CBRE serves as sub-adviser. The Board considered that the subadvisory fee schedule was negotiated between LIAC and CBRE Clarion, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.

Profitability and Fallout Benefits. With respect to profitability, the Board considered information regarding CBRE Clarion’s estimated profitability from providing subadvisory services to the Fund. The Board noted that the subadvisory fee schedule was negotiated between LIAC and CBRE Clarion, an unaffiliated third party, and that LIAC compensates CBRE Clarion from its fees. The Board reviewed materials provided by CBRE Clarion as to any additional benefits it receives and noted that CBRE Clarion receives soft dollar benefits and may benefit indirectly due to publicity given the Fund’s profile.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.

LVIP Clarion Global Real Estate Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.

The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.

The term Fund Complex includes the 92 series of Lincoln Variable Insurance Products Trust.

Interested Trustee

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	Formerly: Lincoln Advisors Trust

* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of both the Advisor and The Lincoln National Life Insurance Company, the parent company of the Trust’s Adviser.

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	92	Formerly: Lincoln Advisors Trust

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	Formerly: Lincoln Advisors Trust

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	Formerly: Lincoln Advisors Trust

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Formerly: Lincoln Advisors Trust

LVIP Clarion Global Real Estate Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Charles I. Plosser*** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Public Governor for the Financial Industry Regulatory Authority (FINRA); Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	92	Rochester Gas and Electric Corporation

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Associated Grocers of New England (Director Emeritus); Formerly: Lincoln Trust Advisors

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	Formerly: Lincoln Advisors Trust

Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	92	St. Vincent Health; Formerly: Lincoln Advisors Trust

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	92	Formerly: Lincoln Advisors Trust

Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012	92	Trustee of FundVantage Trust

** Steve A. Cobb, is the son-in-law of Kenneth G. Stella.

*** Charles I. Plosser was appointed Trustee effective January 1, 2018.

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.

Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.

LVIP Clarion Global Real Estate Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006

Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.

Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Vice President, Secretary, and Chief Legal Officer	Since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President and Chief Compliance Officer, Lincoln National Corporation; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Deputy General Counsel, Janney Montgomery Scott LLC.

Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial –U.S.

Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.

John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

LVIP Clarion Global Real Estate Fund–23

LVIP ClearBridge Large Cap Managed Volatility Fund

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2017

LVIP ClearBridge Large Cap Managed

Volatility Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP ClearBridge Large Cap Managed Volatility Fund

2017 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation

Subadvised by: SSGA Funds Management, Inc.

The Fund returned 18.04% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2017, while its benchmark, the S&P 500® Index1 returned 21.83% during the same period.

Because of expectations related to the pro-growth agenda espoused by newly-elected President Trump and U.S. Republicans, which included tax reform and less regulation, the US equity markets began 2017 positively as a continuation of the momentum experienced after Trump’s election in November 2016. Furthermore, economies outside of the U.S. largely continued accommodative monetary policies and, in many cases, expansionary fiscal policies, that were also supportive to non-U.S. equity markets from the outset of the year. As the year progressed, the International Monetary Fund (“the IMF”) upwardly revised economic growth estimates for many non-U.S. economies, including the European Union, Japan and many emerging market countries, with U.S economic growth being revised upward to a lesser extent. This synchronized global economic growth was the foundation for equity markets generating strong positive returns in 2017, along with non-U.S. equity markets outperforming U.S. equity markets for the first time since 2012 because many of those economies are in the early stages of an earnings recovery cycle. It is also notable that these returns were generated while encountering historically low volatility throughout the year.

As we expected, the Federal Reserve continued its path toward normalization of interest rates, with three 25-basis point interest rate increases during 2017 that brought the target Fed Funds rate to 1.25% - 1.50%. Despite these increases to short-term interest rates and a forecast of continued increases in 2018 and beyond, longer term interest rates stayed stubbornly low as the U.S. 10-year Treasury yield ended 2017 seven basis points lower than the end of 2016, and actually spent most of the year even lower. This dynamic, combined with credit spreads steadily tightening throughout 2017, allowed the major fixed income indexes to register positive returns.

For the full year, there was wide dispersion across investment style and size. Growth stocks outperformed value stocks across most asset classes. Additionally, large cap stocks outperformed small cap stocks, with emerging market equities being the notable exception where small cap stocks outperformed large cap stocks. The Information Technology sector was the leading performer, by a wide margin, in the U.S equity markets, with Energy and Telecom being the notable laggards. An interesting dynamic that manifested itself seemed to be that one or two industries seemed to dominate positive returns within each sector. For example, refining led the energy sector by a wide margin, homebuilders and casinos led the consumer sector, etc.

The Fund invests predominantly in large cap stocks. During 2017, the Fund lagged the S&P 500 benchmark due to Fund positions within the underperforming Energy sector as well as due to some Fund exposure to high dividend yield stocks, which were out of favor for the year.

The volatility management overlay component of the LVIP ClearBridge Large Cap Managed Volatility Fund did not have a meaningful impact on relative performance during 2017. During the past year, global equity markets experienced historically low levels of volatility, which allowed for the Fund’s volatility management overlay to be less impactful to overall Fund results given that volatility management strategies are designed to add value in the bear market portion of market cycles.

Portfolio Managers:

Lincoln Investment Advisors Corporation: Jay Shearon

                                                                      Amritansh Tewary

                                                                      Alex Zeng

SSGA Funds Management, Inc.: Timothy Furbush

                                                     Lorne Johnson

                                                     Michael Martel

                                                     Philip Lee

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 5/1/15 through 12/31/17

This chart illustrates, hypothetically, that $10,000 was invested in LVIP ClearBridge Large Cap Managed Volatility Fund shares on 5/1/15 (commencement of operations). As the chart shows, by 12/31/17, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,475 for the Standard Class shares and to $11,369 for the Service Class shares. For comparison, look at how the S&P 500® Index did over the same period. The same $10,000 investment would have increased to $13,569. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP ClearBridge Large Cap Managed Volatility Fund–1

LVIP ClearBridge Large Cap Managed Volatility Fund

2017 Annual Report Commentary (unaudited) (continued)

Average annual total returns	Ended
on investment	12/31/17

Standard Class Shares
One Year	+	18.04%
Inception (5/1/15)	+	5.29%

Service Class Shares
One Year	+	17.63%
Inception (5/1/15)	+	4.93%
1.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.

LVIP ClearBridge Large Cap Managed Volatility Fund–2

LVIP ClearBridge Large Cap Managed Volatility Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2017 to December 31, 2017

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers and reimbursements in effect.

Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/17 to
	7/1/17	12/31/17	Ratio	12/31/17*

Actual

Standard Class Shares	$1,000.00	$1,087.40	0.10%	$0.53
Service Class Shares	1,000.00	1,085.40	0.45%	2.37

Hypothetical (5% return before expenses)

Standard Class Shares	$1,000.00	$1,024.70	0.10%	$0.51
Service Class Shares	1,000.00	1,022.94	0.45%	2.29

* “Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies (“Underlying Funds”). In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the Underlying Funds. The Expense Analysis of an investment in the table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP ClearBridge Large Cap Managed Volatility Fund–3

LVIP ClearBridge Large Cap Managed Volatility Fund

Security Type/Sector Allocation (unaudited)

As of December 31, 2017

Percentage
Security Type/Sector	of Net Assets

Affiliated Investments	76.07%

Equity Funds	76.07%
Unaffiliated Investments	23.87%

Equity Funds	18.95%
Money Market Fund	4.92%
Total Value of Securities	99.94%

Receivables and Other Assets Net of Liabilities	0.06%

Total Net Assets	100.00%

LVIP ClearBridge Large Cap Managed Volatility Fund–4

LVIP ClearBridge Large Cap Managed Volatility Fund

Schedule of Investments

December 31, 2017

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENTS–76.07%
INVESTMENT COMPANIES–76.07%
Equity Funds–76.07%
ClearBridge® –
Variable Aggressive Growth Portfolio	1,874,157	$50,939,595
Variable Appreciation Portfolio	1,198,447	50,298,837

		101,238,432

Total Affiliated Investments (Cost $93,883,020)		101,238,432

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENTS–23.87%
INVESTMENT COMPANIES–23.87%
Equity Funds–18.95%
*QS Batterymarch® –
U.S. Large Cap Equity Fund	651,796	$12,651,355
*QS Batterymarch Insurance Series® –
Global Dividend Fund	968,690	12,563,910

		25,215,265

Money Market Fund–4.92%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 1.15%)	6,553,251	6,553,251

Total Unaffiliated Investments (Cost $28,387,894)		31,768,516

TOTAL VALUE OF SECURITIES–99.94% (Cost $122,270,914)	133,006,948
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.06%	85,747

NET ASSETS APPLICABLE TO 12,544,353 SHARES OUTSTANDING–100.00%	$133,092,695

* Institutional Class shares.

The following futures contracts were outstanding at December 31, 2017:1

Futures Contracts

					Value/	Value/
		Notional	Notional	Expiration	Unrealized	Unrealized
Contracts to Buy (Sell)		Amount	Cost (Proceeds)	Date	Appreciation	Depreciation
Currency Contracts:
2	British Pound	$169,463	$167,306	3/20/18	$2,157	$—
2	Euro	301,888	295,506	3/20/18	6,382	—
2	Japanese Yen	222,850	221,344	3/20/18	1,506	—

					10,045	—

Equity Contracts:
35	E-mini S&P 500 Index	4,683,000	4,623,842	3/19/18	59,158	—
4	E-mini S&P MidCap 400 Index	760,960	754,955	3/19/18	6,005	—
6	Euro STOXX 50 Index	251,465	257,532	3/19/18	—	(6,068)
2	FTSE 100 Index	206,249	196,970	3/19/18	9,279	—
1	Nikkei 225 Index (OSE)	201,908	201,558	3/9/18	350	—

					74,792	(6,068)

Total Futures Contracts					$84,837	$(6,068)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

Summary of Abbreviations:

FTSE–Financial Times Stock Exchange

OSE–Osaka Securities Exchange

S&P–Standard & Poor’s

See accompanying notes, which are an integral part of the financial statements.

LVIP ClearBridge Large Cap Managed Volatility Fund–5

LVIP ClearBridge Large Cap Managed Volatility Fund

Statement of Assets and Liabilities

December 31, 2017

ASSETS:
Affiliated investments, at value	$101,238,432
Unaffiliated investments, at value	31,768,516
Cash collateral held at broker for futures contracts	225,953
Receivable for fund shares sold	104,185
Dividends receivable from investments	5,167
Expense reimbursement receivable from Lincoln Investment Advisors Corporation	2,830
Cash	2,075

TOTAL ASSETS	133,347,158

LIABILITIES:
Payable for investments purchased	145,515
Due to manager and affiliates	45,037
Other accrued expenses payable	22,836
Payable for fund shares redeemed	22,645
Variation margin due to broker futures contracts	17,832
Due to custodian	598

TOTAL LIABILITIES	254,463

TOTAL NET ASSETS	$133,092,695

Affiliated investments, at cost	$93,883,020
Unaffiliated investments, at cost	$28,387,894

Standard Class:
Net Assets	$1,268,762
Shares Outstanding	119,550
Net Asset Value Per Share	$10.613

Service Class:
Net Assets	$131,823,933
Shares Outstanding	12,424,803
Net Asset Value Per Share	$10.610

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2017:
Shares of beneficial interest (unlimited authorization–no par)	$119,880,211
Accumulated net realized gain on investments	2,397,684
Net unrealized appreciation of investments, foreign currencies and derivatives	10,814,800

TOTAL NET ASSETS	$133,092,695

See accompanying notes, which are an integral part of the financial statements.

LVIP ClearBridge Large Cap Managed Volatility Fund–6

LVIP ClearBridge Large Cap Managed Volatility Fund

Statement of Operations

Year Ended December 31, 2017

INVESTMENT INCOME:
Dividends from affiliated investments	$803,553
Dividends from unaffiliated investments	506,020

1,309,573

EXPENSES:
Management fees	779,796
Distribution fees-Service Class	391,527
Accounting and administration expenses	37,387
Professional fees	28,121
Shareholder servicing fees	23,127
Reports and statements to shareholders	16,202
Consulting fees	4,107
Custodian fees	3,055
Trustees’ fees and expenses	3,039
Pricing fees	212
Other	1,051

1,287,624

Less:
Management fees waived	(745,891)
Expenses reimbursed	(37,146)
Expenses paid indirectly	(46)

Total operating expenses	504,541

NET INVESTMENT INCOME	805,032

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Distributions from affiliated investments	4,650,335
Distributions from unaffiliated investments	611,058
Sale of affiliated investments	(397,105)
Sale of unaffiliated investments	9,618
Foreign currencies	4,007
Futures contracts	1,018,542

Net realized gain	5,896,455

Net change in unrealized appreciation (depreciation) of:
Affiliated investments	8,686,955
Unaffiliated investments	2,660,297
Foreign currencies	6
Futures contracts	86,417

Net change in unrealized appreciation (depreciation)	11,433,675

NET REALIZED AND UNREALIZED GAIN	17,330,130

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$18,135,162

See accompanying notes, which are an integral part of the financial statements.
LVIP ClearBridge Large Cap Managed Volatility Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/17	12/31/16
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$805,032	$633,672
Net realized gain	5,896,455	143,971
Net change in unrealized appreciation (depreciation)	11,433,675	2,807,014

Net increase in net assets resulting from operations	18,135,162	3,584,657

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(12,413)	(10,163)
Service Class	(861,570)	(699,874)
Net realized gain:
Standard Class	(33,054)	(18,782)
Service Class	(3,410,207)	(1,842,424)

	(4,317,244)	(2,571,243)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	249,282	580,391
Service Class	37,646,488	38,792,727
Reinvestment of dividends and distributions:
Standard Class	45,467	28,945
Service Class	4,271,777	2,542,298

	42,213,014	41,944,361

Cost of shares redeemed:
Standard Class	(102,954)	(88,640)
Service Class	(14,703,017)	(7,986,778)

	(14,805,971)	(8,075,418)

Increase in net assets derived from capital share transactions	27,407,043	33,868,943

NET INCREASE IN NET ASSETS	41,224,961	34,882,357
NET ASSETS:

Beginning of year	91,867,734	56,985,377

End of year	$133,092,695	$91,867,734

Undistributed net investment income.	$—	$2,869

See accompanying notes, which are an integral part of the financial statements.

LVIP ClearBridge Large Cap Managed Volatility Fund–7

LVIP ClearBridge Large Cap Managed Volatility Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

LVIP ClearBridge Large Cap Managed Volatility Fund Standard Class
			5/1/15[2]
	Year Ended		to
	12/31/17	12/31/16[1]	12/31/15

Net asset value, beginning of period	$ 9.325	$ 9.290	$ 10.000

Income (loss) from investment operations:
Net investment income[3]	0.108	0.107	0.142
Net realized and unrealized gain (loss)	1.573	0.240	(0.774)
Total from investment operations	1.681	0.347	(0.632)

Less dividends and distributions from:
Net investment income	(0.107)	(0.105)	(0.078)
Net realized gain	(0.286)	(0.207)	—
Total dividends and distributions	(0.393)	(0.312)	(0.078)

Net asset value, end of period	$ 10.613	$ 9.325	$ 9.290

Total return[4]	18.04%	3.78%	(6.33%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 1,269	$ 936	$ 396
Ratio of expenses to average net assets[5]	0.10%	0.10%	0.10%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.79%	0.81%	0.98%
Ratio of net investment income to average net assets	1.06%	1.16%	2.24%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.37%	0.45%	1.36%
Portfolio turnover	7%	9%	3%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.

[2]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[3]	The average shares outstanding method has been applied for per share information.

[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP ClearBridge Large Cap Managed Volatility Fund–8

LVIP ClearBridge Large Cap Managed Volatility Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP ClearBridge Large Cap Managed Volatility Fund Service Class
	Year Ended		5/1/15[2] to
	12/31/17	12/31/16[1]	12/31/15

Net asset value, beginning of period	$ 9.325	$ 9.291	$ 10.000

Income (loss) from investment operations:
Net investment income[3]	0.072	0.075	0.120
Net realized and unrealized gain (loss)	1.570	0.238	(0.774)
Total from investment operations	1.642	0.313	(0.654)

Less dividends and distributions from:
Net investment income	(0.071)	(0.072)	(0.055)
Net realized gain	(0.286)	(0.207)	—
Total dividends and distributions	(0.357)	(0.279)	(0.055)

Net asset value, end of period	$ 10.610	$ 9.325	$ 9.291

Total return[4]	17.63%	3.42%	(6.54%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$131,824	$90,932	$56,589
Ratio of expenses to average net assets[5]	0.45%	0.45%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	1.14%	1.16%	1.33%
Ratio of net investment income to average net assets	0.71%	0.81%	1.89%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.02%	0.10%	1.01%
Portfolio turnover	7%	9%	3%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.

[2]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[3]	The average shares outstanding method has been applied for per share information.

[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP ClearBridge Large Cap Managed Volatility Fund–9

LVIP ClearBridge Large Cap Managed Volatility Fund

Notes to Financial Statements

December 31, 2017

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 92 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP ClearBridge Large Cap Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund operates under a fund of funds structure and invests substantially all of its assets in open-end investment companies that are advised by Lincoln Investment Advisors Corporation (“LIAC”) or other unaffiliated managers, primarily ClearBridge Funds (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments, and employs an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility. Financial statements for the Underlying Funds can be found at www.sec.gov.

The Fund’s investment objective is to seek long-term capital appreciation.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–The Fund values Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information. Investments in government money market funds have a stable NAV. Futures contracts are valued at the daily quoted settlement prices.

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended December 31, 2017 and for all open tax years (years ended December 31, 2015-December 31, 2016), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2017, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.

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LVIP ClearBridge Large Cap Managed Volatility Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund receives earning credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this arrangement is included in “Custodian fees” on the Statement of Operations with the corresponding expense offset shown as “Expenses paid indirectly.”

2. Management Fees and Other Transactions With Affiliates

LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.69% of the average daily net assets of the Fund. The fee is calculated daily and paid monthly. The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds. LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.66% of the average daily net assets of the Fund. This agreement will continue through at least April 30, 2018, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.

LIAC has contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.10% of the average daily net assets for the Standard Class and 0.45% for the Service Class. This agreement will continue through at least April 30, 2018, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

SSGA Funds Management, Inc. (the “Sub-Adviser”) is responsible for managing the Fund’s volatility management overlay. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2017, costs for these administrative and legal services were as follows:

Administrative	$6,245
Legal	1,071

Lincoln Life also provides certain contract holder and additional corporate services to the Fund. Effective May 1, 2017, the Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund’s average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $9,825 for the year ended December 31, 2017.

The Fund currently offers two classes of shares; the Standard Class and the Service Class. The two classes of shares are identical except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.

In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.

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LVIP ClearBridge Large Cap Managed Volatility Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

At December 31, 2017, the Fund had receivables due from and liabilities payable to affiliates as follows:

Expense reimbursement receivable from LIAC	$ 2,830
Management fees payable to LIAC	3,331
Distribution fees payable to LFD	38,486
Shareholder servicing fees payable to Lincoln Life	3,220

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers’ outstanding securities (non-LVIP Funds). Affiliated investments of the Fund and the corresponding investment activity for the year ended December 31, 2017, were as follows:

	Value 12/31/16	Purchases	Sales	Net Realized Gain (Loss)	Change In Net Realized Appreciation (Depreciation)	Value 12/31/17	Dividends	Capital Gain Distributions

ClearBridge - Variable Appreciation Portfolio*	$34,298,660	$13,920,833	$3,384,190	$25,305	$5,438,229	$50,298,837	$557,901	$1,596,288
ClearBridge Variable Aggressive Growth Portfolio*	34,042,000	16,721,724	2,650,445	(422,410)	3,248,726	50,939,595	245,652	3,054,047

Total	$68,340,660	$30,642,557	$6,034,635	$(397,105)	$8,686,955	$101,238,432	$803,553	$4,650,335

*Issuer considered an unaffiliated investment of the Fund at December 31, 2016.

3. Investments

For the year ended December 31, 2017, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$37,707,866
Sales	7,648,086

At December 31, 2017, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:

Cost of investments and derivatives	$123,446,584
Aggregate unrealized appreciation of investments and derivatives	$10,736,384
Aggregate unrealized depreciation of investments and derivatives	(1,097,254)
Net unrealized appreciation of investments and derivatives	$9,639,130

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

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LVIP ClearBridge Large Cap Managed Volatility Fund

Notes to Financial Statements (continued)

Level 3–inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2017:

Level 1
Investments:

Assets:
Affiliated Investment Companies	$101,238,432
Unaffiliated Investment Companies	31,768,516

Total Investments	$133,006,948

Derivatives:

Assets:
Futures Contracts	$84,837

Liabilities:
Futures Contracts	$(6,068)

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2017, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2017 and 2016 was as follows:

	Year Ended
	12/31/17	12/31/16
Ordinary Income	$1,424,434	$710,037
Long-term capital gains	2,892,810	1,861,206

Total	$4,317,244	$2,571,243

5. Components of Net Assets on a Tax Basis

As of December 31, 2017, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$119,880,211
Undistributed long-term capital gains	3,573,354
Net unrealized appreciation	9,639,130

Net assets	$133,092,695

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales and mark-to-market of futures contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, re-designation of dividends and distributions, and distributions received from Underlying Funds. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2017, the Fund recorded the following reclassifications:

Distributions in excess of Investment Income	Accumulated Net Realized Gain
$66,082	$(66,082)

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LVIP ClearBridge Large Cap Managed Volatility Fund

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/17	12/31/16
Shares sold:
Standard Class	25,019	64,099
Service Class	3,721,058	4,250,256
Shares reinvested:
Standard Class	4,281	3,126
Service Class	402,574	275,405

	4,152,932	4,592,886

Shares redeemed:
Standard Class	(10,067)	(9,508)
Service Class	(1,450,261)	(864,898)

	(1,460,328)	(874,406)

Net increase	2,692,604	3,718,480

7. Derivatives

U.S. GAAP requires disclosures that enables shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts–The Fund may use futures in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund’s investments; to facilitate investments in portfolio securities; and to reduce cost. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

During the year ended December 31, 2017, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool and to hedge currency risks associated with the Fund’s investments.

Fair values of derivative instruments as of December 31, 2017 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Currency contracts)*	Variation margin due to broker on futures contracts	$10,045	Variation margin due to broker on futures contracts	$—
Futures contracts (Equity contracts)*	Variation margin due to broker on futures contracts	74,792	Variation margin due to broker on futures contracts	(6,068)

Total		$84,837		$(6,068)

*Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were open through December 31, 2017. Only the current day’s variation margin is reported on the “Statement of Assets and Liabilities.”

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LVIP ClearBridge Large Cap Managed Volatility Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2017 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$ 990,184	$71,823
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	28,358	14,594
Total		$1,018,542	$86,417

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2017.

	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$6,855,106	$—

8. Market Risk

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Recent Regulatory Reporting Updates

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amended Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. As of August 1, 2017, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.

11. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP ClearBridge Large Cap Managed Volatility Fund–15

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of LVIP ClearBridge Large Cap Managed Volatility Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of LVIP ClearBridge Large Cap Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and the period from May 1, 2015 (commencement of operations) through December 31, 2015, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the two years in the period then ended and the period from May 1, 2015 (commencement of operations) through December 31, 2015, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.

Philadelphia, Pennsylvania

February 22, 2018

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LVIP ClearBridge Large Cap Managed Volatility Fund

Other Fund Information (unaudited)

Tax Information

For the year ended December 31, 2017, the Fund reports distributions paid during the period as follows:

(A) Long-Term Capital Gains Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
67.01%	32.99%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 22-23 and September 11-12, 2017, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with State Street Global Advisors (“SSGA”) (collectively, with the investment management agreement, the “Advisory Agreements” and each individually an “Advisory Agreement”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data, and SSGA prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and SSGA provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and SSGA provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed. The Board determined that, given the totality of the information provided with respect to the Advisory Agreements, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding the structure of portfolio manager compensation, brokerage practices, risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement.

The Board considered that the Funds are managed with an actively-managed risk-management overlay using up to 20% of a Fund’s net assets (the “Risk-Management Sleeve”) and that at least 80% of each Fund’s net assets are invested in an underlying fund or funds (the “Equity Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and reduce the impact on the Funds’ portfolio of significant market downturns during periods of high volatility. The Board considered that the Funds’ investments in exchange-traded futures and their resulting costs limit the upside participation of the Funds in strong, increasing markets relative to unhedged funds. The Board also considered that SSGA had been appointed sub-adviser to the Risk-Management Sleeve of the Funds effective May 1, 2016. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information (including total return and standard deviation) provided by Morningstar for the standard class of each Fund compared to the return of a benchmark index for the one, three and five year periods, as applicable, ended March 31, 2017. The Board noted LIAC’s view that the performance peer group of mutual funds provided by Morningstar provided little comparative value as the performance peer group did not generally include an actively managed volatility management overlay. The Board also considered

LVIP ClearBridge Large Cap Managed Volatility Fund–17

LVIP ClearBridge Large Cap Managed Volatility Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

an in-person presentation by representatives of Oliver Wyman, an independent management consulting firm, that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of risk control funds from 11 variable annuity sponsors.

The Board considered that LIAC had delegated day-to-day portfolio management of the Risk-Management Sleeve to SSGA and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model. The Board also considered an in-person presentation by representatives of SSGA regarding the performance of the Managed Volatility Funds sub-advised by SSGA as well as presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve. The Board also considered that in February, 2016, the managed volatility model was adjusted with the intention that the risk overlay would reduce the negative contribution to returns in certain markets while maintaining market downturn protection. The Board noted LIAC’s view that it expects the negative impact of the volatility management overlay to dampen over a full market cycle. The Board concluded that LIAC had appropriately reviewed and monitored SSGA’s performance.

The Board reviewed the Fund’s total return and standard deviation compared to the total return and standard deviation of the S&P 500 Daily Risk Control 10% Total Return USD Index. The Board noted that the Fund’s total return was below the return of the benchmark index for the one year period. The Board considered that the Fund commenced operations in May 2015, which provided a limited period of time to evaluate investment performance and also considered LIAC’s comment that underperformance as compared to the benchmark index was partially attributable to the Fund’s growth bias versus the benchmark during the one-year period when value outperformed growth. The Board concluded that the services provided by LIAC were satisfactory.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar expense peer group and category median. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2018. The Board noted that the investment management fee for the Fund was higher than the median management fee of the Morningstar expense peer group without giving effect to the advisory fee waiver and was lower than the median management fee of the Morningstar expense peer group giving effect to the advisory fee waiver. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an expense limitation through April 30, 2018 and an advisory fee waiver and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA on behalf of the each of the Funds, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board reviewed the services provided by SSGA, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of SSGA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.

Performance. The Board considered that SSGA’s responsibility was to implement trading based on the managed volatility model and that traditional measures of performance would not be relevant in assessing SSGA’s implementation of the model. The Board also considered that in February, 2016, the managed volatility model was adjusted with the intention that the risk overlay would reduce the negative contribution to returns in certain markets while maintaining market downturn protection. The Board noted LIAC’s view that it expects the negative impact of the volatility management overlay to dampen over a full market cycle. The Board also considered various in-person presentations related to the performance of the Risk-Management Sleeve by representatives of SSGA and Oliver Wyman. The Board concluded that the services provided by SSGA were satisfactory.

Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule, noted that SSGA stated that it did not provide similar managed volatility subadvisory services to other investment companies. The Board considered that LIAC compensates SSGA from its

LVIP ClearBridge Large Cap Managed Volatility Fund–18

LVIP ClearBridge Large Cap Managed Volatility Fund

Other Fund Information (unaudited) (continued)

Approval of Subadvisory Agreement (continued)

fees and that the subadvisory fee schedule was negotiated between LIAC and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.

Profitability and Fallout Benefits. The Board noted that the subadvisory fee schedule was negotiated between LIAC and SSGA, an unaffiliated third party, and that LIAC compensates SSGA from its fees. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Fund in the marketplace and its ability to leverage resources.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.

LVIP ClearBridge Large Cap Managed Volatility Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.

The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.

The term Fund Complex includes the 92 series of Lincoln Variable Insurance Products Trust.

Interested Trustee

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	Formerly: Lincoln Advisors Trust

* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of both the Advisor and The Lincoln National Life Insurance Company, the parent company of the Trust’s Adviser.

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	92	Formerly: Lincoln Advisors Trust

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	Formerly: Lincoln Advisors Trust

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	Formerly: Lincoln Advisors Trust

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Formerly: Lincoln Advisors Trust

LVIP ClearBridge Large Cap Managed Volatility Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Charles I. Plosser*** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Public Governor for the Financial Industry Regulatory Authority (FINRA); Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	92	Rochester Gas and Electric Corporation

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Associated Grocers of New England (Director Emeritus); Formerly: Lincoln Trust Advisors

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	Formerly: Lincoln Advisors Trust

Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	92	St. Vincent Health; Formerly: Lincoln Advisors Trust

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	92	Formerly: Lincoln Advisors Trust

Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012	92	Trustee of FundVantage Trust

** Steve A. Cobb, is the son-in-law of Kenneth G. Stella.

*** Charles I. Plosser was appointed Trustee effective January 1, 2018.

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.

Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.

LVIP ClearBridge Large Cap Managed Volatility Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.

Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Vice President, Secretary, and Chief Legal Officer	Since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President and Chief Compliance Officer, Lincoln National Corporation; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Deputy General Counsel, Janney Montgomery Scott LLC.

Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.

Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.

John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site http://www.sec.gov.

LVIP ClearBridge Large Cap Managed Volatility Fund–22

LVIP Delaware Bond Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2017

LVIP Delaware Bond Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware Bond Fund

2017 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation

Subadvised by: Delaware Investments Fund Advisers

The Fund returned 4.37% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2017, while its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index1, returned 3.54%.

The year was marked by strong capital market gains across the investment spectrum as central banks provided significant liquidity. The S&P 500® gained 20% in the year. Risk premiums on virtually all fixed income sectors declined. Investors easily absorbed the significant issuance in investment grade corporate bonds during the year. Somewhat weak economic growth in Q1 was followed by two strong quarters of growth in the US. The Eurozone experienced improving growth in 2017 as well. The year ended with the promise of continued economic growth as President Trump and Congress passed a tax reform bill that will lower the tax burden for corporations and individuals.

Corporations recovered from the earnings and revenue recession in late 2015 and early 2016. Estimated year-on-year earnings growth of nearly 10% for 2017 has been supportive of the high asset valuations. Companies have decreased leverage and slowed merger and acquisition activity. The fundamental backdrop created a good environment to absorb the heavy issuance calendar.

Another surprise outcome has been the progress on business friendly legislation and deregulation that the Trump administration and congress have made in 2017. The energy, finance, and industrial sectors have and will benefit from moves to deregulate their businesses. As we said before, the year ended with the promise of more improvement in the business climate as President Trump and Congress passed a tax reform bill that will lower the tax burden for corporations.

The Federal Reserve also announced a much anticipated schedule of the tapering of the reinvestment of U.S. Treasury and Agency Mortgage-Backed Security investment income and maturities that reside on their balance sheet. This will eventually shrink the central bank balance sheet. If the balance sheets final size is $2.5-$3.0 trillion as Governor Powell suggests, the reduction of reinvestments should stop sometime near mid-2020 to early-2021. Of course, they noted that should economic conditions change they can alter the size and composition of the balance sheet as they see fit. The large US Treasury maturities in 2018 means that the Federal Reserve buying activity will still be significant.

The Fund is permitted to use derivatives.

Portfolio Managers:
Delaware Investments Fund Advisers:	Paul Grillo
Adam H. Brown
John P. McCarthy
Roger A. Early
J. David Hillmeyer
Michael G. Wildstein

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 12/31/07 through 12/31/17

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Delaware Bond Fund Standard Class shares on 12/31/07. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/17, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $16,011. For comparison, look at how the Bloomberg Barclays U.S. Aggregate Bond Index did over the same period. The same $10,000 investment would have increased to $14,811. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/17

Standard Class Shares
One Year	+	4.37%
Five Years	+	2.19%
Ten Years	+	4.82%

Service Class Shares
One Year	+	4.00%
Five Years	+	1.83%
Ten Years	+	4.45%

1.

The Bloomberg Barclays U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage and asset backed securities with at least one year to maturity and at least $250 million per amount outstanding.

Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. (“DMHI”) and its subsidiaries, including Delaware Management Company, sub-adviser to the Fund. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

Neither Delaware Investments nor its affiliates referred to in this document are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL), a subsidiary of Macquarie Group Limited and an affiliate of Delaware Investments. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by U.S. laws and regulations.

All third-party trademarks are the property of their respective owners.

(c) 2018 Delaware Management Holdings, Inc.

LVIP Delaware Bond Fund–1

LVIP Delaware Bond Fund

Disclosure

    OF FUND EXPENSES (unaudited)

For the Period July 1, 2017 to December 31, 2017

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Annualized Expense Ratio	Expenses Paid During Period 7/1/17 to 12/31/17*
Actual
Standard Class Shares	$1,000.00	$1,015.80	0.38%	$1.93
Service Class Shares	1,000.00	1,014.00	0.73%	3.71
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.29	0.38%	$1.94
Service Class Shares	1,000.00	1,021.53	0.73%	3.72

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Delaware Bond Fund–2

LVIP Delaware Bond Fund

Security Type/Sector Allocation and Credit Quality Ratings (unaudited)

As of December 31, 2017

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Agency Collateralized Mortgage Obligations	10.59%
Agency Commercial Mortgage-Backed Securities	1.37%
Agency Mortgage-Backed Securities	22.63%
Corporate Bonds	36.67%
Aerospace & Defense	0.39%
Agriculture	0.31%
Airlines	0.35%
Auto Manufacturers	0.59%
Banks	9.83%
Beverages	1.04%
Biotechnology	0.36%
Building Materials	0.35%
Chemicals	0.97%
Commercial Services	0.07%
Computers	0.31%
Construction & Engineering	0.13%
Containers & Packaging	0.16%
Diversified Financial Services	1.84%
Electric	4.75%
Electronics	0.29%
Environmental Control	0.13%
Health Care Products	0.86%
Health Care Services	0.20%
Holding Companies Diversified	0.05%
Home Furnishings	0.12%
Insurance	1.40%
Internet	0.29%
Investment Companies	0.04%
Iron & Steel	0.06%
Leisure Time	0.16%
Lodging	0.09%
Manufacturing	0.46%
Media	1.38%
Mining	0.89%
Oil & Gas	1.11%
Paper & Forest Products	0.32%
Pharmaceuticals	0.34%
Pipelines	1.63%
Real Estate Investment Trusts	1.51%
Retail	0.12%
Savings & Loans	0.18%
Semiconductors	0.20%
Shipbuilding	0.07%
Software	0.51%
Telecommunications	1.77%
Transportation	0.20%
Trucking & Leasing	0.84%

Security Type/Sector	Percentage of Net Assets
Loan Agreements	0.53%
Municipal Bonds	2.29%
Non-Agency Asset-Backed Securities	7.94%
Non-Agency Collateralized Mortgage Obligations	1.00%
Non-Agency Commercial Mortgage-Backed Securities	6.29%
Regional Bonds	0.36%
Sovereign Bonds	0.18%
Supranational Bank	0.07%
U.S. Treasury Obligations	7.75%
Preferred Stock	0.54%
Short-Term Investments	3.34%
Total Value of Securities	101.55%
Liabilities Net of Receivables and Other Assets	(1.55%	)
Total Net Assets	100.00%

Credit Quality Ratings (as a % of fixed income investments)*
U.S. Government	41.92%
AAA	13.29%
AA	5.14%
A	13.71%
BBB	18.50%
BB	2.61%
B	0.15%
CCC	0.04%
Non-Rated	1.34%
Short-Term Investments	3.30%
Total	100.00%

*For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s Rating Services (“S&P”) or Moody’s Investor Service, Inc. (“Moody’s”) or Fitch Inc. (“Fitch”). U.S. Treasury Obligation, U.S. Agency Obligation, Agency Mortgage-Backed, Agency Commercial Mortgage-Backed and Agency Collateralized Mortgage Obligation securities appear under “U.S. Government”. Discount notes, commercial papers and certificate of deposits appear under “Short-Term Investments”. “Non-Rated” is used to classify securities for which a rating is not available and does not necessarily indicate low credit quality. Credit quality ratings are subject to change.

LVIP Delaware Bond Fund–3

LVIP Delaware Bond Fund

Statement of Net Assets

December 31, 2017

	Principal Amount°	Value (U.S. $)

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–10.59%
Fannie Mae Connecticut Avenue Securities
•Series 2016-C04 1M1 3.002% (LIBOR01M + 1.45%) 1/25/29	3,483,074	$3,516,940
•Series 2016-C05 2M1 2.902% (LIBOR01M + 1.35%) 1/25/29	1,733,563	1,744,145
•Series 2017-C01 1M1 2.852% (LIBOR01M + 1.30%) 7/25/29	3,356,473	3,390,902
•Series 2017-C04 2M2 4.402% (LIBOR01M + 2.85%) 11/25/29	2,850,000	2,962,741
Fannie Mae Interest Strip
•*Series 413 167 4.50% 7/25/42	77,367	19,591
*Series 419 C3 3.00% 11/25/43	2,764,189	543,801
Fannie Mae REMIC Trust
Series 2004-W11 1A2 6.50% 5/25/44	114,796	130,333
Fannie Mae REMICs
Series 1996-46 ZA 7.50% 11/25/26	1,830	2,052
Series 2003-38 MP 5.50% 5/25/23	948,398	999,107
Series 2005-70 PA 5.50% 8/25/35	360,294	400,795
Series 2005-110 MB 5.50% 9/25/35	164,539	170,517
Series 2007-40 PT 5.50% 5/25/37	106,573	116,993
•*Series 2008-15 SB 5.048% (6.60% minus LIBOR01M, Cap 6.60%, Floor 0.00%) 8/25/36	791,482	143,556
Series 2009-11 MP 7.00% 3/25/49	38,126	45,234
Series 2010-41 PN 4.50% 4/25/40	321,000	339,470
Series 2010-43 HJ 5.50% 5/25/40	16,323	17,971
Series 2010-96 DC 4.00% 9/25/25	183,347	194,589
•*Series 2010-129 SM 4.448% (6.00% minus LIBOR01M, Cap 6.00%, Floor 0.00%) 11/25/40	4,194,791	606,819
*Series 2011-101 EI 3.50% 10/25/26	5,983,324	572,162
Series 2011-134 PA 4.00% 9/25/40	139,759	142,002

	Principal Amount°	Value (U.S. $)

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Fannie Mae REMICs (continued)
•*Series 2012-51 SA 4.948% (6.50% minus LIBOR01M, Cap 6.50%, Floor 0.00%) 5/25/42	3,669,149	$868,344
Series 2012-83 LB 2.50% 8/25/42	1,224,543	1,130,035
*Series 2012-95 HI 3.00% 8/25/27	38,871,534	3,348,981
*Series 2012-98 KI 3.50% 7/25/27	17,449,946	1,708,559
*Series 2012-99 AI 3.50% 5/25/39	3,308,796	336,826
*Series 2012-102 IB 3.50% 9/25/27	2,465,127	277,962
*Series 2012-105 AI 3.50% 10/25/39	4,112,121	395,596
*Series 2012-115 MI 3.50% 3/25/42	1,727,817	211,185
*Series 2012-118 AI 3.50% 11/25/37	7,431,540	793,685
*Series 2012-120 WI 3.00% 11/25/27	7,771,115	755,797
•*Series 2012-122 SD 4.548% (6.10% minus LIBOR01M, Cap 6.10%, Floor 0.00%) 11/25/42	8,889,793	1,698,013
*Series 2012-125 MI 3.50% 11/25/42	89,714	18,870
*Series 2012-132 AI 3.00% 12/25/27	9,682,223	915,283
*Series 2012-132 KI 3.00% 12/25/32	20,014,629	2,645,274
*Series 2012-137 AI 3.00% 12/25/27	33,274,006	3,072,322
*Series 2012-137 WI 3.50% 12/25/32	2,997,734	490,341
*Series 2012-138 DI 3.00% 12/25/27	6,229,116	546,875
•*Series 2012-139 NS 5.148% (6.70% minus LIBOR01M, Cap 6.70%, Floor 0.00%) 12/25/42	14,429,816	3,324,768
Series 2012-145 MZ 3.50% 1/25/43	1,407,694	1,457,250
*Series 2012-147 AI 3.00% 10/25/27	17,701,795	1,575,736
*Series 2012-147 EI 3.00% 1/25/28	25,794,623	2,313,674
*Series 2012-148 IK 3.00% 1/25/33	6,832,356	925,930

LVIP Delaware Bond Fund–4

LVIP Delaware Bond Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Fannie Mae REMICs (continued)
Series 2012-150 KC 2.50% 1/25/43	36,801	$36,294
•*Series 2013-2 CS 4.598% (6.15% minus LIBOR01M, Cap 6.15%, Floor 0.00%) 2/25/43	8,612,318	1,634,619
Series 2013-2 LZ 3.00% 2/25/43	501,296	474,870
Series 2013-6 ZJ 3.00% 2/25/43	585,855	553,735
*Series 2013-7 EI 3.00% 10/25/40	5,072,897	680,215
•*Series 2013-10 SJ 4.598% (6.15% minus LIBOR01M, Cap 6.15%, Floor 0.00%) 2/25/43	10,385,891	1,976,901
*Series 2013-18 EI 3.50% 3/25/33	32,309,258	4,799,957
*Series 2013-20 IH 3.00% 3/25/33	253,835	36,355
*Series 2013-23 IL 3.00% 3/25/33	699,819	97,742
*Series 2013-26 ID 3.00% 4/25/33	4,883,308	699,394
*Series 2013-28 EI 3.00% 4/25/28	10,253,555	870,827
Series 2013-28 YB 3.00% 4/25/43	142,000	138,874
*Series 2013-31 MI 3.00% 4/25/33	1,480,963	213,076
Series 2013-31 NT 3.00% 4/25/43	76,283	76,639
Series 2013-34 GP 3.00% 5/25/42	20,230,509	20,554,744
*Series 2013-38 AI 3.00% 4/25/33	4,417,617	628,276
*Series 2013-41 HI 3.00% 2/25/33	9,560,419	1,075,501
*Series 2013-43 IX 4.00% 5/25/43	17,985,196	4,267,939
*Series 2013-44 DI 3.00% 5/25/33	14,508,045	2,086,247
Series 2013-44 Z 3.00% 5/25/43	1,393,898	1,307,210
*Series 2013-45 PI 3.00% 5/25/33	971,319	138,570
*Series 2013-55 AI 3.00% 6/25/33	11,171,168	1,619,711

	Principal Amount°	Value (U.S. $)

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Fannie Mae REMICs (continued)
Series 2013-59 PY 2.50% 6/25/43	820,000	$758,590
Series 2013-62 PY 2.50% 6/25/43	716,000	656,799
*Series 2013-69 IJ 3.00% 7/25/33	2,308,317	323,558
*Series 2013-69 IO 3.00% 11/25/31	5,649,867	551,388
*Series 2013-87 IW 2.50% 6/25/28	1,072,937	84,114
•*Series 2013-92 SA 4.398% (5.95% minus LIBOR01M, Cap 5.95%, Floor 0.00%) 9/25/43	21,429,310	4,218,741
Series 2013-94 GQ 3.00% 9/25/43	1,619,672	1,626,251
•*Series 2013-101 HS 4.948% (6.50% minus LIBOR01M, Cap 6.50%, Floor 0.00%) 10/25/43	29,148,618	6,955,959
•*Series 2013-103 SK 4.368% (5.92% minus LIBOR01M, Cap 5.92%, Floor 0.00%) 10/25/43	11,807,610	2,598,416
*Series 2014-21 ID 3.50% 6/25/33	52,641	7,204
*Series 2014-36 MI 3.50% 10/25/33	838,954	117,079
*Series 2014-64 IT 3.50% 6/25/41	1,988,342	222,349
Series 2014-67 GZ 2.00% 12/25/42	616,125	550,681
•*Series 2014-68 BS 4.598% (6.15% minus LIBOR01M, Cap 6.15%, Floor 0.00%) 11/25/44	5,909,479	1,114,183
Series 2014-72 KZ 3.00% 11/25/44	58,275	55,575
*Series 2014-77 AI 3.00% 10/25/40	102,576	11,936
*Series 2014-85 IB 3.00% 12/25/44	137,798	25,979
•*Series 2014-90 SA 4.598% (6.15% minus LIBOR01M, Cap 6.15%, Floor 0.00%) 1/25/45	39,695,350	7,451,528
*Series 2015-10 KI 3.00% 7/25/40	1,688,431	194,063
*Series 2015-27 IA 4.00% 6/25/43	1,621,018	267,383

LVIP Delaware Bond Fund–5

LVIP Delaware Bond Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Fannie Mae REMICs (continued)
•*Series 2015-27 SA 4.898% (6.45% minus LIBOR01M, Cap 6.45%, Floor 0.00%) 5/25/45	2,452,745	$519,063
Series 2015-34 PZ 3.50% 6/25/45	444,716	437,013
Series 2015-40 GZ 3.50% 5/25/45	3,080,979	3,029,402
*Series 2015-44 AI 3.50% 1/25/34	5,451,376	808,784
Series 2015-44 Z 3.00% 9/25/43	7,238,813	7,036,420
*Series 2015-45 AI 3.00% 1/25/33	1,930,642	209,008
*Series 2015-56 MI 3.50% 10/25/41	3,334,774	515,506
*Series 2015-71 PI 4.00% 3/25/43	81,417	13,300
*Series 2015-85 BI 4.50% 9/25/43	95,608	18,378
Series 2015-89 AZ 3.50% 12/25/45	1,021,750	1,003,608
Series 2015-90 AZ 3.00% 6/25/41	93,668	89,750
•*Series 2015-95 SH 4.448% (6.00% minus LIBOR01M, Cap 6.00%, Floor 0.00%) 1/25/46	8,657,826	1,897,745
*Series 2016-2 HI 3.00% 12/25/41	81,115	11,251
*Series 2016-6 AI 3.50% 4/25/34	7,396,254	927,620
*Series 2016-17 BI 4.00% 2/25/43	82,469	13,838
*Series 2016-23 AI 3.50% 2/25/41	3,080,742	450,840
*Series 2016-30 CI 3.00% 5/25/36	5,931,197	839,000
*Series 2016-33 DI 3.50% 6/25/36	14,754,273	2,180,556
•*Series 2016-36 SB 4.448% (6.00% minus LIBOR01M, Cap 6.00%, Floor 0.00%) 3/25/43	4,730,580	739,758
*Series 2016-40 IO 3.50% 7/25/36	1,963,590	304,556
Series 2016-40 ZC 3.00% 7/25/46	2,313,673	2,166,964
*Series 2016-50 IB 3.00% 2/25/46	879,835	131,503

	Principal Amount°	Value (U.S. $)

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Fannie Mae REMICs (continued)
*Series 2016-51 LI 3.00% 8/25/46	17,166,214	$2,585,857
*Series 2016-54 PI 3.00% 2/25/44	89,447	10,606
•*Series 2016-55 SK 4.448% (6.00% minus LIBOR01M, Cap 6.00%, Floor 0.00%) 8/25/46	7,345,939	1,572,269
*Series 2016-60 LI 3.00% 9/25/46	7,921,471	1,205,619
Series 2016-61 ML 3.00% 9/25/46	1,524,933	1,480,296
*Series 2016-62 IC 3.00% 3/25/43	23,506,670	2,594,904
•*Series 2016-62 SA 4.448% (6.00% minus LIBOR01M, Cap 6.00%, Floor 0.00%) 9/25/46	14,197,133	3,183,670
*Series 2016-64 CI 3.50% 7/25/43	7,156,512	921,488
*Series 2016-66 DI 3.00% 9/25/40	924,581	104,837
Series 2016-72 AZ 3.00% 10/25/46	984,179	923,242
Series 2016-72 PZ 3.00% 10/25/46	484,822	438,134
•*Series 2016-74 GS 4.448% (6.00% minus LIBOR01M, Cap 6.00%, Floor 0.00%) 10/25/46	15,208,373	3,626,502
•*Series 2016-79 JS 4.498% (6.05% minus LIBOR01M, Cap 6.05%, Floor 0.00%) 11/25/46	7,873,022	1,647,294
Series 2016-79 NC 2.50% 9/25/45	617,253	560,944
*Series 2016-83 PI 3.50% 7/25/45	1,788,083	298,041
•*Series 2016-85 SA 4.448% (6.00% minus LIBOR01M, Cap 6.00%, Floor 0.00%) 11/25/46	15,283,349	3,455,226
*Series 2016-90 CI 3.00% 2/25/45	1,032,605	149,602
Series 2016-94 PZ 3.00% 12/25/46	2,361,316	2,231,234
*Series 2016-95 IO 3.00% 12/25/46	93,726	16,323
*Series 2016-99 DI 3.50% 1/25/46	4,343,081	714,646

LVIP Delaware Bond Fund–6

LVIP Delaware Bond Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Fannie Mae REMICs (continued)
*Series 2016-104 CI 3.50% 4/25/43	5,548,643	$745,355
•*Series 2016-105 SA 4.448% (6.00% minus LIBOR01M, Cap 6.00%, Floor 0.00%) 1/25/47	9,815,177	2,131,626
*Series 2017-1 EI 3.50% 9/25/35	2,943,513	461,681
*Series 2017-4 AI 3.50% 5/25/41	7,545,998	953,201
*Series 2017-4 BI 3.50% 5/25/41	4,334,609	646,733
*Series 2017-6 NI 3.50% 3/25/46	898,353	145,832
Series 2017-8 BZ 3.00% 2/25/47	7,445,582	6,904,789
•*Series 2017-8 SG 4.448% (6.00% minus LIBOR01M, Cap 6.00%, Floor 0.00%) 2/25/47	12,751,532	2,702,523
Series 2017-10 LZ 3.00% 3/25/47	1,266,225	1,148,444
*Series 2017-11 EI 3.00% 3/25/42	12,400,342	1,735,537
*Series 2017-12 JI 3.50% 5/25/40	4,009,919	573,939
*Series 2017-14 AI 3.00% 9/25/42	1,209,277	190,059
Series 2017-15 NZ 3.50% 3/25/47	2,625,945	2,701,162
•*Series 2017-16 SM 4.498% (6.05% minus LIBOR01M, Cap 6.05%, Floor 0.00%) 3/25/47	14,716,480	3,063,191
Series 2017-16 UW 3.00% 7/25/45	819,494	805,355
*Series 2017-16 WI 3.00% 1/25/45	2,618,084	358,966
Series 2017-16 YT 3.00% 7/25/46	2,135,000	2,127,810
Series 2017-16 YW 3.00% 3/25/47	506,000	488,142
*Series 2017-17 LI 3.00% 4/25/37	8,559,920	764,986
Series 2017-19 MD 3.00% 1/25/47	57,000	57,886
Series 2017-21 ZD 3.50% 4/25/47	12,319,231	12,272,063
*Series 2017-24 AI 3.00% 8/25/46	4,780,283	737,087

	Principal Amount°	Value (U.S. $)

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Fannie Mae REMICs (continued)
Series 2017-25 BL 3.00% 4/25/47	1,051,000	$1,002,076
•*Series 2017-25 GS 5.148% (6.70% minus LIBOR01M, Cap 6.70%, Floor 0.00%) 4/25/47	14,115,302	2,200,732
Series 2017-26 VZ 3.00% 4/25/47	5,696,586	5,378,039
Series 2017-27 EM 3.00% 4/25/47	517,112	493,605
Series 2017-28 Z 3.50% 4/25/47	581,032	589,361
Series 2017-39 CY 3.50% 5/25/47	5,538,000	5,529,769
Series 2017-40 GZ 3.50% 5/25/47	2,249,407	2,289,478
Series 2017-45 JZ 3.00% 6/25/47	780,465	697,852
Series 2017-45 ZK 3.50% 6/25/47	782,162	779,215
*Series 2017-46 JI 3.50% 1/25/43	7,881,806	995,416
Series 2017-46 VG 3.50% 4/25/38	1,341,000	1,369,853
•*Series 2017-61 SB 4.598% (6.15% minus LIBOR01M, Cap 6.15%, Floor 0.00%) 8/25/47	19,205,585	4,215,534
Series 2017-61 TB 3.00% 8/25/44	1,744,000	1,679,154
Series 2017-67 BZ 3.00% 9/25/47	899,943	837,303
•*Series 2017-69 SG 4.598% (6.15% minus LIBOR01M, Cap 6.15%, Floor 0.00%) 9/25/47	11,668,497	2,457,378
Series 2017-77 HZ 3.50% 10/25/47	3,011,195	3,093,505
Series 2017-94 CZ 3.50% 11/25/47	1,884,596	1,877,155
Series 2017-96 EZ 3.50% 12/25/47	3,341,419	3,320,875
Freddie Mac REMICs
Series 2326 ZQ 6.50% 6/15/31	144,145	160,678
•Series 3232 KF 1.927% (LIBOR01M + 0.45%) 10/15/36	109,368	109,880
Series 3290 PE 5.50% 3/15/37	27,562	31,229
Series 3351 ZC 5.50% 7/15/37	1,509,684	1,676,219
Series 3656 PM 5.00% 4/15/40	4,727,075	5,143,676

LVIP Delaware Bond Fund–7

LVIP Delaware Bond Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Freddie Mac REMICs (continued)
Series 3662 ZB 5.50% 8/15/36	137,163	$151,934
•Series 3800 AF 1.977% (LIBOR01M + 0.50%) 2/15/41	267,948	269,541
*Series 3939 EI 3.00% 3/15/26	9,483,415	622,965
*Series 4030 IL 3.50% 4/15/27	101,014	9,950
*Series 4050 EI 4.00% 2/15/39	7,650,811	852,214
*Series 4057 IL 3.00% 6/15/27	20,504,852	1,865,616
Series 4097 VY 1.50% 8/15/42	100,000	84,638
*Series 4100 EI 3.00% 8/15/27	9,193,701	897,006
*Series 4101 WI 3.50% 8/15/32	4,112,734	634,921
Series 4102 KG 2.50% 9/15/42	31,000	27,220
*Series 4109 AI 3.00% 7/15/31	16,603,347	1,899,313
*Series 4116 EI 3.00% 10/15/27	24,970,795	2,350,414
*Series 4120 IK 3.00% 10/15/32	9,211,591	1,259,113
*Series 4122 LI 3.00% 10/15/27	142,171	14,128
*Series 4123 DI 3.00% 10/15/27	21,345,922	1,917,261
*Series 4135 AI 3.50% 11/15/42	7,115,652	1,466,044
*Series 4135 NI 2.50% 7/15/42	3,717,488	406,775
Series 4136 EZ 3.00% 11/15/42	280,518	278,618
Series 4142 HA 2.50% 12/15/32	113,818	112,636
*Series 4146 IA 3.50% 12/15/32	4,779,605	753,440
Series 4150 PQ 2.50% 1/15/43	21,095	19,986
*Series 4150 UI 3.50% 8/15/32	11,875,677	1,279,382
Series 4158 ZT 3.00% 1/15/43	480,705	462,466
•*Series 4159 KS 4.673% (6.15% minus LIBOR01M, Cap 6.15%, Floor 0.00%) 1/15/43	4,457,775	968,746
*Series 4161 IM 3.50% 2/15/43	2,637,284	584,330
Series 4163 CW 3.50% 4/15/40	660,545	669,092
Series 4171 MN 3.00% 2/15/43	74,000	73,428
Series 4171 Z 3.00% 2/15/43	1,821,385	1,722,974
Series 4180 ZB 3.00% 3/15/43	642,389	628,541
*Series 4181 DI 2.50% 3/15/33	4,494,424	562,026
•*Series 4184 GS 4.643% (6.12% minus LIBOR01M, Cap 6.12%, Floor 0.00%) 3/15/43	7,340,001	1,567,821
*Series 4185 LI 3.00% 3/15/33	3,675,768	526,232
*Series 4191 CI 3.00% 4/15/33	1,511,060	217,115
Series 4210 Z 3.00% 5/15/43	117,959	110,010
*Series 4216 KI 3.50% 6/15/28	8,692,598	892,798
*Series 4217 HI 2.50% 6/15/28	285,877	24,341
Series 4226 GZ 3.00% 7/15/43	294,504	280,513
*Series 4251 KI 2.50% 4/15/28	41,625	2,624
*Series 4278 HI 4.00% 12/15/28	454,225	47,345
*Series 4342 CI 3.00% 11/15/33	57,159	7,048
Series 4356 GZ 2.00% 1/15/43	1,024,186	875,204
*Series 4366 DI 3.50% 5/15/33	101,687	13,680

	Principal Amount°	Value (U.S. $)

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Freddie Mac REMICs (continued)
Series 4391 GZ 2.50% 12/15/40	75,919	$72,757
Series 4408 BC 3.00% 11/15/44	156,000	151,148
Series 4419 DC 3.00% 12/15/44	88,000	86,245
*Series 4433 DI 3.00% 8/15/32	207,023	21,819
Series 4435 DY 3.00% 2/15/35	5,504,000	5,506,503
•*Series 4448 TS 1.931% 5/15/40	24,130,113	1,446,149
*Series 4449 PI 4.00% 11/15/43	87,277	15,644
*Series 4453 DI 3.50% 11/15/33	3,304,726	430,059
Series 4457 KZ 3.00% 4/15/45	6,694,046	6,385,194
Series 4464 DA 2.50% 1/15/43	1,142,285	1,082,692
*Series 4476 GI 3.00% 6/15/41	90,620	10,735
*Series 4479 TI 4.00% 7/15/34	1,440,961	240,284
•*Series 4494 SA 4.703% (6.18% minus LIBOR01M, Cap 6.18%, Floor 0.00%) 7/15/45	2,020,992	422,381
*Series 4504 IO 3.50% 5/15/42	3,449,758	381,488
*Series 4518 CI 3.50% 6/15/42	626,810	75,872
*Series 4520 AI 3.50% 10/15/35	1,962,755	333,723
*Series 4527 CI 3.50% 2/15/44	9,414,138	1,597,304
Series 4531 PZ 3.50% 11/15/45	752,869	793,350
*Series 4543 HI 3.00% 4/15/44	3,950,676	621,399
Series 4554 MP 3.00% 2/15/46	2,252,500	2,273,281
*Series 4567 LI 4.00% 8/15/45	421,787	79,700
*Series 4574 AI 3.00% 4/15/31	76,637	9,499
*Series 4581 LI 3.00% 5/15/36	3,616,669	505,679
Series 4592 WT 5.50% 6/15/46	13,254,952	14,654,573
•*Series 4594 SG 4.523% (6.00% minus LIBOR01M, Cap 6.00%, Floor 0.00%) 6/15/46	368,262	84,099
*Series 4601 IN 3.50% 7/15/46	33,910,746	6,674,913
*Series 4610 IB 3.00% 6/15/41	20,990,504	2,425,912
Series 4614 HB 2.50% 9/15/46	3,937,000	3,635,133
•*Series 4618 SA 4.523% (6.00% minus LIBOR01M, Cap 6.00%, Floor 0.00%) 9/15/46	5,145,550	1,191,269
*Series 4623 IY 4.00% 10/15/46	93,680	20,483
Series 4623 LZ 2.50% 10/15/46	3,414,037	2,992,665
•*Series 4623 MS 4.523% (6.00% minus LIBOR01M, Cap 6.00%, Floor 0.00%) 10/15/46	3,202,863	760,389
Series 4623 MW 2.50% 10/15/46	3,922,000	3,668,170
*Series 4623 WI 4.00% 8/15/44	92,509	17,686

LVIP Delaware Bond Fund–8

LVIP Delaware Bond Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Freddie Mac REMICs (continued)
*Series 4625 BI 3.50% 6/15/46	14,210,503	$2,945,735
Series 4625 PZ 3.00% 6/15/46	1,841,066	1,747,509
Series 4629 KB 3.00% 11/15/46	1,273,000	1,240,472
•*Series 4631 GS 4.523% (6.00% minus LIBOR01M, Cap 6.00%, Floor 0.00%) 11/15/46	20,298,745	4,413,785
Series 4631 LJ 3.00% 3/15/41	1,112,077	1,107,736
Series 4636 NZ 3.00% 12/15/46	4,474,066	4,288,208
Series 4636 ZN 3.00% 12/15/46	2,805,823	2,532,807
Series 4640 LB 3.00% 9/15/43	13,304,069	13,156,745
*Series 4643 QI 3.50% 9/15/45	135,347	23,794
*Series 4644 GI 3.50% 5/15/40	5,472,066	763,329
Series 4648 MZ 3.00% 6/15/46	792,096	759,425
Series 4648 ND 3.00% 9/15/46	633,732	612,953
•*Series 4648 SA 4.523% (6.00% minus LIBOR01M, Cap 6.00%, Floor 0.00%) 1/15/47	11,007,852	2,355,433
Series 4650 JE 3.00% 7/15/46	740,000	714,470
Series 4653 VB 3.00% 4/15/40	959,208	956,862
*Series 4655 TI 3.00% 8/15/36	2,018,517	192,035
*Series 4655 WI 3.50% 8/15/43	4,234,307	697,026
*Series 4656 HI 3.50% 5/15/42	165,604	22,290
Series 4657 JZ 3.50% 2/15/47	885,415	924,212
Series 4657 NW 3.00% 4/15/45	1,002,318	998,305
•*Series 4657 PS 4.523% (6.00% minus LIBOR01M, Cap 6.00%, Floor 0.00%) 2/15/47	10,643,272	2,234,968
*Series 4660 GI 3.00% 8/15/43	3,426,034	557,129
*Series 4663 AI 3.00% 3/15/42	7,840,129	1,003,705
Series 4663 HZ 3.50% 3/15/47	1,046,063	1,045,485
*Series 4664 DI 3.50% 11/15/43	2,488,411	360,895
Series 4664 ZC 3.00% 9/15/45	764,999	743,998
*Series 4665 NI 3.50% 7/15/41	22,612,221	2,721,718
*Series 4667 LI 3.50% 10/15/43	7,054,349	1,191,073
*Series 4673 WI 3.50% 9/15/43	5,053,060	690,405
•*Series 4675 KS 4.523% (6.00% minus LIBOR01M, Cap 6.00%, Floor 0.00%) 4/15/47	8,586,769	1,872,981
Series 4676 KZ 2.50% 7/15/45	2,256,254	1,999,115
•*Series 4681 WI 1.566% 8/15/33	26,822,642	1,796,291
*Series 4690 WI 3.50% 12/15/43	6,697,483	1,004,790
*Series 4693 EI 3.50% 8/15/42	3,546,650	476,641
*Series 4700 WI 3.50% 1/15/44	5,931,679	851,589
*Series 4703 CI 3.50% 7/15/42	10,666,051	1,259,445

	Principal Amount°	Value (U.S. $)

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Freddie Mac Strips
•*Series 267 S5 4.523% (6.00%minus LIBOR01M, Cap 6.00%, Floor 0.00%) 8/15/42	9,117,312	$1,770,594
•*Series 284 S6 4.623% (6.10%minus LIBOR01M, Cap 6.10%, Floor 0.00%) 10/15/42	72,152	14,782
*Series 290 IO 3.50% 11/15/32	2,819,525	460,751
•*Series 299 S1 4.523% (6.00% minus LIBOR01M, Cap 6.00%, Floor 0.00%) 1/15/43	6,994,931	1,309,478
•*Series 303 151 4.30% 12/15/42	60,253	14,969
•*Series 303 185 3.489% 1/15/43	71,395	14,257
•*Series 319 S2 4.523% (6.00% minus LIBOR01M, Cap 6.00%, Floor 0.00%) 11/15/43	10,470,508	2,224,476
•*Series 326 S2 4.473% (5.95% minus LIBOR01M, Cap 5.95%, Floor 0.00%) 3/15/44	7,251,220	1,393,686
•*Series 337 S1 4.573% (6.05% minus LIBOR01M, Cap 6.05%, Floor 0.00%) 9/15/44	6,525,430	1,292,408
•*Series 350 S5 1.747% 9/15/40	12,461,164	635,508
Freddie Mac Structured Agency Credit Risk Debt
Notes
•Series 2015-DNA3 M2 4.402% (LIBOR01M + 2.85%) 4/25/28	3,104,266	3,212,725
•Series 2015-HQA1 M2 4.202% (LIBOR01M + 2.65%) 3/25/28	2,005,918	2,045,719
•Series 2015-HQA2 M2 4.352% (LIBOR01M + 2.80%) 5/25/28	2,580,692	2,668,424
•Series 2016-DNA1 M2 4.452% (LIBOR01M + 2.90%) 7/25/28	2,223,000	2,290,818
•Series 2016-DNA3 M2 3.552% (LIBOR01M + 2.00%) 12/25/28	1,935,000	1,968,803
•Series 2016-DNA4 M2 2.852% (LIBOR01M + 1.30%) 3/25/29	1,700,000	1,725,344
•Series 2016-HQA2 M2 3.802% (LIBOR01M + 2.25%) 11/25/28	2,237,000	2,294,734

LVIP Delaware Bond Fund–9

LVIP Delaware Bond Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Freddie Mac Structured Agency Credit Risk Debt Notes (continued)
•Series 2017-DNA1 M2 4.802% (LIBOR01M + 3.25%) 7/25/29	3,500,000	$3,750,757
•Series 2017-DNA3 M2 4.052% (LIBOR01M + 2.50%) 3/25/30	1,985,000	2,055,859
•Series 2017-HQA3 M2 3.902% (LIBOR01M + 2.35%) 4/25/30	4,930,000	5,047,161
◆Freddie Mac Structured Pass Through Certificates Series T-58 2A 6.50% 9/25/43	410,509	468,613
GNMA
Series 2010-113 KE 4.50% 9/20/40	6,843,000	7,377,257
Series 2012-136 MX 2.00% 11/20/42	1,540,000	1,360,014
Series 2012-145 PY 2.00% 12/20/42	55,000	49,596
Series 2013-79 KE 3.00% 5/20/43	4,000,000	3,964,734
Series 2013-113 AZ 3.00% 8/20/43	9,606,736	9,343,364
Series 2013-113 LY 3.00% 5/20/43	1,113,000	1,115,584
Series 2013-182 CZ 2.50% 12/20/43	2,243,264	2,076,311
Series 2014-12 ZA 3.00% 1/20/44	120,323	117,231
Series 2014-12 ZB 3.00% 1/16/44	1,450,627	1,410,564
Series 2014-62 Z 3.00% 4/20/44	102,683	100,659
Series 2015-64 GZ 2.00% 5/20/45	4,104,280	3,441,591
*Series 2015-74 CI 3.00% 10/16/39	7,883,482	1,028,486
Series 2015-76 MZ 3.00% 5/20/45	5,959,915	6,107,879
*Series 2015-82 GI 3.50% 12/20/38	63,301	5,893
Series 2015-106 QZ 2.50% 7/20/45	3,822,902	3,792,267
Series 2015-133 AL 3.00% 5/20/45	7,251,000	7,340,437
Series 2015-134 PZ 3.00% 9/20/45	2,325,615	2,262,490

	Principal Amount°	Value (U.S. $)

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
GNMA (continued)
*Series 2015-142 AI 4.00% 2/20/44	2,422,893	$307,790
Series 2015-155 PZ 3.00% 10/20/45	3,483,992	3,453,987
Series 2015-157 HZ 3.00% 10/20/45	158,402	148,973
Series 2015-185 PZ 3.00% 12/20/45	2,422,930	2,347,113
Series 2016-5 GL 3.00% 7/20/45	343,000	340,720
Series 2016-54 MZ 3.00% 4/20/46	630,723	591,235
Series 2016-80 JZ 3.00% 6/20/46	76,356	72,158
•*Series 2016-89 QS 4.549% (6.05% minus LIBOR01M, Cap 6.05%, Floor 0.00%) 7/20/46	7,311,619	1,706,453
•*Series 2016-108 SK 4.549% (6.05% minus LIBOR01M, Cap 6.05%, Floor 0.00%) 8/20/46	11,489,262	2,485,681
Series 2016-111 PB 2.50% 8/20/46	3,769,122	3,457,166
•*Series 2016-115 SA 4.599% (6.10% minus LIBOR01M, Cap 6.10%, Floor 0.00%) 8/20/46	19,113,392	4,173,812
*Series 2016-116 GI 3.50% 11/20/44	15,131,972	2,639,574
*Series 2016-118 DI 3.50% 3/20/43	34,471,456	5,294,102
•*Series 2016-118 ES 4.599% (6.10% minus LIBOR01M, Cap 6.10%, Floor 0.00%) 9/20/46	7,059,875	1,674,969
•*Series 2016-120 AS 4.599% (6.10% minus LIBOR01M, Cap 6.10%, Floor 0.00%) 9/20/46	12,135,601	2,793,477
•*Series 2016-120 NS 4.599% (6.10% minus LIBOR01M, Cap 6.10%, Floor 0.00%) 9/20/46	16,492,484	3,808,115

LVIP Delaware Bond Fund–10

LVIP Delaware Bond Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
GNMA (continued)
•*Series 2016-121 JS 4.599% (6.10% minus LIBOR01M, Cap 6.10%, Floor 0.00%) 9/20/46	11,853,999	$2,760,854
•*Series 2016-126 NS 4.599% (6.10% minus LIBOR01M, Cap 6.10%, Floor 0.00%) 9/20/46	8,017,036	1,875,489
Series 2016-134 MW 3.00% 10/20/46	629,000	640,720
•*Series 2016-146 KS 4.599% (6.10% minus LIBOR01M, Cap 6.10%, Floor 0.00%) 10/20/46	22,110,040	5,053,289
•*Series 2016-147 ST 4.549% (6.05% minus LIBOR01M, Cap 6.05%, Floor 0.00%) 10/20/46	7,584,776	1,684,222
*Series 2016-149 GI 4.00% 11/20/46	18,297,570	4,119,932
*Series 2016-156 AI 3.00% 12/20/42	5,798,936	694,206
Series 2016-156 PB 2.00% 11/20/46	2,342,000	1,937,569
*Series 2016-159 MI 3.00% 3/20/46	10,369,166	1,586,987
*Series 2016-160 GI 3.50% 11/20/46	9,716,112	2,269,423
•*Series 2016-160 GS 4.599% (6.10% minus LIBOR01M, Cap 6.10%, Floor 0.00%) 11/20/46	26,257,227	5,979,918
Series 2016-160 VZ 2.50% 11/20/46	1,230,123	1,061,159
Series 2016-161 ML 3.00% 11/20/46	1,263,539	1,200,979
*Series 2016-163 MI 3.50% 11/20/46	7,610,465	873,281
*Series 2016-163 PI 3.50% 5/20/43	20,136,060	3,282,790
Series 2016-163 WZ 3.00% 11/20/46	4,221,838	4,011,968
*Series 2016-163 XI 3.00% 10/20/46	11,190,715	1,514,096
Series 2016-167 QM 3.00% 4/20/46	232,000	230,672
Series 2016-170 MZ 3.00% 12/20/46	1,329,237	1,244,796
*Series 2016-171 IP 3.00% 3/20/46	10,079,206	1,574,102

	Principal Amount°	Value (U.S. $)

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
GNMA (continued)
Series 2017-2 Z 2.65% 1/20/46	2,467,445	$2,453,246
Series 2017-4 BW 3.00% 1/20/47	732,000	727,120
*Series 2017-4 WI 4.00% 2/20/44	4,828,441	947,770
*Series 2017-10 IB 4.00% 1/20/47	9,003,219	1,894,096
Series 2017-10 KZ 3.00% 1/20/47	806,859	756,529
Series 2017-14 EZ 3.00% 1/20/47	156,233	149,523
Series 2017-17 BV 3.00% 4/20/40	251,000	254,215
Series 2017-17 BZ 3.00% 2/20/47	961,165	1,005,121
Series 2017-18 GM 2.50% 2/20/47	603,000	563,252
*Series 2017-18 IQ 4.00% 12/16/43	4,535,772	933,111
*Series 2017-18 QI 4.00% 3/16/41	7,624,545	1,354,599
•*Series 2017-18 QS 4.609% (6.10% minus LIBOR01M, Cap 6.10%, Floor 0.00%) 2/16/47	9,143,682	1,952,487
Series 2017-18 WY 3.00% 2/20/47	165,950	158,020
Series 2017-25 CZ 3.50% 2/20/47	3,182,347	3,241,484
Series 2017-25 WZ 3.00% 2/20/47	362,950	353,793
•*Series 2017–26 SA 4.599% (6.10% minus LIBOR01M, Cap 6.10%, Floor 0.00%) 2/20/47	9,107,317	1,860,231
Series 2017-33 PZ 3.00% 2/20/47	3,935,559	3,862,847
Series 2017-34 DY 3.50% 3/20/47	2,191,000	2,173,241
Series 2017-45 JZ 3.50% 3/20/47	2,156,098	2,180,263
Series 2017-56 JZ 3.00% 4/20/47	2,900,944	2,785,011
•*Series 2017-56 QS 4.649% (6.15% minus LIBOR01M, Cap 6.15%, Floor 0.00%) 4/20/47	11,611,542	2,342,876
•*Series 2017-68 SB 4.649% (6.15% minus LIBOR01M, Cap 6.15%, Floor 0.00%) 5/20/47	17,624,576	3,201,434

LVIP Delaware Bond Fund–11

LVIP Delaware Bond Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
GNMA (continued)
•*Series 2017-80 AS 4.699% (6.20% minus LIBOR01M, Cap 6.20%, Floor 0.00%) 5/20/47	13,046,464	$2,734,347
•*Series 2017-91 SM 4.699% (6.20% minus LIBOR01M, Cap 6.20%, Floor 0.00%) 6/20/47	7,704,111	1,680,748
*Series 2017-101 AI 4.00% 7/20/47	5,450,048	1,042,704
•*Series 2017-101 KS 4.699% (6.20% minus LIBOR01M, Cap 6.20%, Floor 0.00%) 7/20/47	8,919,669	1,876,104
•*Series 2017-101 SK 4.699% (6.20% minus LIBOR01M, Cap 6.20%, Floor 0.00%) 7/20/47	22,559,516	4,674,857
*Series 2017-101 TI 4.00% 3/20/44	8,507,067	1,330,020
Series 2017-107 QZ 3.00% 8/20/45	1,392,274	1,325,373
Series 2017-107 T 3.00% 1/20/47	3,836,844	3,844,523
Series 2017-113 LB 3.00% 7/20/47	3,730,000	3,582,817
*Series 2017-114 IK 4.00% 10/20/44	12,342,051	2,572,312
Series 2017-116 ZL 3.00% 6/20/47	2,789,610	2,622,153
•*Series 2017-117 SD 4.699% (6.20% minus LIBOR01M, Cap 6.20%, Floor 0.00%) 8/20/47	7,552,621	1,644,234
•*Series 2017-120 QS 4.699% (6.20% minus LIBOR01M, Cap 6.20%, Floor 0.00%) 8/20/47	9,613,262	2,187,801
Series 2017-121 CW 3.00% 8/20/47	3,103,000	2,976,119
Series 2017-130 BW 3.00% 4/20/47	1,216,877	1,181,722
Series 2017-130 YJ 2.50% 8/20/47	1,695,000	1,576,213
*Series 2017-132 JI 3.00% 6/20/45	4,945,065	654,151
•*Series 2017-134 ES 4.699% (6.20% minus LIBOR01M, Cap 6.20%, Floor 0.00%) 9/20/47	13,800,585	2,820,975

	Principal Amount°	Value (U.S. $)

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
GNMA (continued)
•*Series 2017-134 SD 4.699% (6.20% minus LIBOR01M, Cap 6.20%, Floor 0.00%) 9/20/47	21,024,868	$4,728,865
•*Series 2017-134 SK 4.699% (6.20% minus LIBOR01M, Cap 6.20%, Floor 0.00%) 9/20/47	18,483,294	3,834,550
Series 2017-137 CZ 3.00% 9/20/47	8,135,714	7,619,202
•*Series 2017-141 JS 4.699% (6.20% minus LIBOR01M, Cap 6.20%, Floor 0.00%) 9/20/47	13,819,801	3,108,152
Series 2017-144 MZ 2.50% 9/20/47	570,551	481,683
•*Series 2017-149 QS 4.699% (6.20% minus LIBOR01M, Cap 6.20%, Floor 0.00%) 10/20/47	17,536,853	3,565,179
Series 2017-156 LP 2.50% 10/20/47	989,424	881,480
Series 2017-163 ZK 3.50% 11/20/47	862,508	857,564
=Series 2017-180 QB 0.00% 12/1/47	5,574,000	5,058,405
•New Residential Mortgage Loan Trust Series 2017-6A A1 4.00% 8/27/57	1,747,237	1,793,047

Total Agency Collateralized Mortgage Obligations (Cost $666,255,866)		675,532,018

AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–1.37%
•◆Freddie Mac Multifamily Structured Pass Through Certificates Series KS03 A4 3.161% 5/25/25	6,150,000	6,280,943
FREMF Mortgage Trust
•Series 2010-K7 B 5.685% 4/25/20	7,620,000	8,044,734
•Series 2011-K12 B 4.344% 1/25/46	4,586,000	4,799,332
•Series 2011-K14 B 5.167% 2/25/47	2,534,000	2,724,580
•Series 2011-K15 B 4.948% 8/25/44	7,798,000	8,302,287
•Series 2011-K704 B 4.536% 10/25/30	4,245,000	4,287,718

LVIP Delaware Bond Fund–12

LVIP Delaware Bond Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
FREMF Mortgage Trust (continued)
•Series 2012 K22 B 3.686% 8/25/45	7,781,000	$7,951,030
•Series 2012-K708 B 3.75% 2/25/45	5,456,000	5,517,169
•Series 2013-K26 B 3.598% 12/25/45	4,281,000	4,352,862
•Series 2013-K32 B 3.537% 10/25/46	3,101,000	3,177,503
•Series 2013-K33 B 3.501% 8/25/46	3,516,000	3,543,102
•Series 2013-K712 B 3.362% 5/25/45	10,057,068	10,146,537
•Series 2013-K713 B 3.165% 4/25/46	1,860,000	1,870,161
•Series 2013-K713 C 3.165% 4/25/46	6,215,000	6,192,855
•Series 2015-K49 B 3.721% 10/25/48	5,245,000	5,298,674
•Series 2017-K71B 3.753% 11/25/50	2,990,000	2,950,018
•Series 2017-K729B 3.675% 11/25/49	1,894,000	1,874,770

Total Agency Commercial Mortgage-Backed Securities (Cost $87,557,270)		87,314,275

AGENCY MORTGAGE-BACKED SECURITIES–22.63%
Fannie Mae 3.00% 10/1/47	421,630	419,729
Fannie Mae ARM
•2.528% (LIBOR12M + 1.608%) 12/1/46	257,836	256,917
•2.903% (LIBOR12M + 1.60%) 7/1/45	42,293	42,749
•2.955% (LIBOR12M + 1.556%) 12/1/45	1,930,522	1,960,475
•2.96% (LIBOR12M + 1.609%) 4/1/46	3,749	3,798
•3.20% (LIBOR12M + 1.547%) 4/1/44	89,292	91,152
•3.206% (LIBOR12M + 1.524%) 3/1/44	131,117	133,945
Fannie Mae S.F. 30 yr
4.50% 4/1/39	885,799	953,209
4.50% 11/1/39	2,706,853	2,935,023
4.50% 1/1/40	561,119	609,866
4.50% 6/1/40	2,867,901	3,099,119
4.50% 7/1/40	3,149,277	3,363,070
4.50% 8/1/40	1,174,896	1,264,563
4.50% 11/1/40	59,487	63,794
4.50% 1/1/41	24,835	26,627
4.50% 4/1/41	54,144	58,821

	Principal Amount°	Value (U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued)
4.50% 5/1/41	67,527	$72,727
4.50% 8/1/41	7,464,371	8,096,109
4.50% 9/1/41	239,243	257,624
4.50% 10/1/42	351,812	378,883
4.50% 10/1/43	74,231,882	80,091,345
4.50% 12/1/43	643,856	694,878
4.50% 2/1/44	42,666,307	45,734,881
4.50% 6/1/44	425,894	455,836
4.50% 8/1/44	515	551
4.50% 10/1/44	8,290,098	8,868,984
4.50% 2/1/45	25,006	26,917
4.50% 1/1/46	30,396	32,571
4.50% 2/1/46	116,433,032	124,805,313
4.50% 3/1/46	80,953,389	87,275,595
4.50% 4/1/46	20,283,225	21,807,274
4.50% 5/1/46	5,679,612	6,106,439
4.50% 7/1/46	8,301,776	8,889,626
4.50% 8/1/47	37,291,607	39,746,581
4.50% 2/1/48	140,000,000	148,771,868
5.00% 2/1/35	294,515	320,392
5.00% 12/1/35	943,105	1,034,620
5.00% 10/1/37	256,814	279,991
5.00% 3/1/39	28,614	31,258
5.00% 12/1/39	1,085,595	1,180,254
5.00% 1/1/40	4,666,097	5,120,154
5.00% 1/1/42	14,110,708	15,422,650
5.00% 6/1/44	12,355,886	13,539,142
5.00% 7/1/47	33,032,339	35,779,044
5.50% 3/1/34	17,691	19,601
5.50% 8/1/34	389,106	431,584
5.50% 6/1/35	509,932	565,461
5.50% 12/1/36	1,447,054	1,605,590
5.50% 4/1/37	913,336	1,010,670
5.50% 1/1/38	2,825,810	3,145,823
5.50% 3/1/38	2,046,006	2,267,599
5.50% 4/1/38	112,937	125,160
5.50% 6/1/38	289,988	320,360
5.50% 8/1/38	112,412	124,435
5.50% 6/1/39	3,683,629	4,068,549
5.50% 7/1/39	39,280	44,424
5.50% 12/1/39	5,006,312	5,530,887
5.50% 4/1/40	14,221	15,958
5.50% 7/1/40	34,458,318	38,502,692
5.50% 6/1/41	5,327,086	5,909,752
5.50% 9/1/41	3,345,205	3,746,601
5.50% 5/1/44	213,790,669	237,284,978
6.00% 9/1/36	882,565	1,011,699
6.00% 6/1/37	3,553,337	4,021,066
6.00% 7/1/37	68,334	76,529
6.00% 8/1/37	42,297	47,739
6.00% 8/1/38	248,510	286,767
6.00% 10/1/38	1,138,304	1,282,967

LVIP Delaware Bond Fund–13

LVIP Delaware Bond Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued)
6.00% 11/1/38	357,812	$404,677
6.00% 10/1/39	9,184,012	10,424,326
6.00% 1/1/40	678,050	765,207
6.00% 7/1/41	1,831,773	2,061,746
6.00% 7/1/41	60,657,908	68,515,922
6.50% 1/1/36	42,464	47,799
6.50% 5/1/40	1,357,391	1,514,517
Freddie Mac ARM
•2.736% (LIBOR12M + 1.622%) 10/1/45	45,153	45,661
•2.919% (LIBOR12M + 1.63%) 10/1/45	86,976	88,164
•2.924% (LIBOR12M + 1.612%) 11/1/44	24,133	24,577
•2.969% (LIBOR12M + 1.62%) 11/1/45	16,272,025	16,533,144
•3.111% (LIBOR12M + 1.62%) 3/1/46	120,074	122,440
Freddie Mac S.F. 30 yr
4.50% 4/1/39	517,669	555,207
4.50% 11/1/39	57,403	61,759
4.50% 2/1/40	163,032	177,041
4.50% 5/1/40	10,240,993	11,042,918
4.50% 8/1/40	33,248	35,778
4.50% 3/1/42	5,671,922	6,085,011
4.50% 6/1/42	2,841,092	3,057,064
4.50% 7/1/42	4,505,620	4,847,216
4.50% 8/1/42	119,389,078	128,725,495
4.50% 12/1/43	3,910,178	4,194,126
4.50% 8/1/44	5,627,557	6,010,135
4.50% 7/1/45	48,015,757	51,322,352
4.50% 12/1/45	11,349,773	12,074,800
4.50% 9/1/46	5,883,849	6,253,434
5.00% 6/1/36	7,897,152	8,563,414
5.00% 5/1/41	4,249,936	4,640,523
5.00% 12/1/41	2,657,777	2,909,186
5.00% 4/1/44	11,129,863	12,159,993
5.50% 12/1/33	959,383	1,064,779
5.50% 2/1/34	694,757	770,000
5.50% 12/1/34	246,631	273,914
5.50% 7/1/35	874,198	971,015
5.50% 11/1/36	222,726	247,087
5.50% 2/1/37	270,119	299,307
5.50% 7/1/37	438,179	483,842
5.50% 9/1/37	219,997	243,164
5.50% 4/1/38	2,015,955	2,227,591
5.50% 6/1/38	5,452	6,019
5.50% 7/1/38	791,968	874,719
5.50% 1/1/39	12,262,792	13,556,909
5.50% 6/1/39	995,600	1,100,342
5.50% 3/1/40	534,135	590,626
5.50% 8/1/40	4,689,472	5,181,422

	Principal Amount°	Value (U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac S.F. 30 yr (continued)
5.50% 1/1/41	622,386	$688,135
5.50% 6/1/41	20,179,957	22,297,440
6.00% 2/1/36	416,038	469,698
6.00% 3/1/36	17,514	19,762
6.00% 9/1/37	488,695	547,879
6.00% 1/1/38	50,498	56,582
6.00% 8/1/38	1,542,774	1,745,730
6.00% 5/1/39	326,975	370,283
6.00% 9/1/39	789,940	885,942
6.00% 5/1/40	3,122,683	3,508,716
6.00% 7/1/40	2,963,018	3,340,020
6.50% 4/1/39	922,851	1,031,192
GNMA I S.F. 30 yr
5.00% 10/15/39	6,803,585	7,422,353
5.50% 2/15/41	1,797,855	1,977,981
7.00% 12/15/34	608,146	705,142
GNMA II S.F. 30 yr
5.00% 9/20/46	8,205,205	8,839,363
5.50% 5/20/37	1,306,584	1,437,375
5.50% 4/20/40	989,504	1,068,863
6.00% 10/20/39	5,011,315	5,537,335
6.00% 2/20/40	5,201,377	5,771,263
6.00% 4/20/46	1,529,993	1,697,016
6.50% 10/20/39	2,029,794	2,255,084

Total Agency Mortgage-Backed Securities (Cost $1,457,134,080)		1,444,378,777

CORPORATE BONDS–36.67%
Aerospace & Defense–0.39%
Northrop Grumman
3.25% 1/15/28	4,265,000	4,280,329
4.03% 10/15/47	4,905,000	5,148,590
Rockwell Collins 3.20% 3/15/24	3,940,000	3,975,626
United Technologies
2.80% 5/4/24	5,650,000	5,613,144
3.75% 11/1/46	6,075,000	6,100,556

		25,118,245

Agriculture–0.31%
BAT Capital 3.557% 8/15/27	19,900,000	19,965,254

		19,965,254

Airlines–0.35%
◆Air Canada 2015-1 Class A Pass Through Trust 3.60% 3/15/27	3,250,349	3,309,505
◆American Airlines 2014-1 Class A Pass Through Trust 3.70% 10/1/26	1,800,129	1,840,631
◆American Airlines 2015-1 Class A Pass Through Trust 3.375% 5/1/27	3,826,543	3,836,836

LVIP Delaware Bond Fund–14

LVIP Delaware Bond Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Airlines (continued)
◆American Airlines 2016-1 Class AA Pass Through Trust 3.575% 1/15/28	3,791,147	$3,872,088
◆United Airlines 2014-1 Class A Pass Through Trust 4.00% 4/11/26	1,991,598	2,091,397
◆United Airlines 2014-2 Class A Pass Through Trust 3.75% 9/3/26	4,887,728	5,070,529
◆United Airlines 2016-1 Class AA Pass Through Trust 3.10% 7/7/28	2,398,000	2,399,799

		22,420,785

Auto Manufacturers–0.59%
Ford Motor Credit
3.096% 5/4/23	799,000	795,393
3.336% 3/18/21	9,346,000	9,499,317
General Motors 6.75% 4/1/46	1,710,000	2,160,593
General Motors Financial 5.25% 3/1/26	7,531,000	8,294,683
Hyundai Capital America 3.00% 3/18/21	9,745,000	9,729,530
Toyota Motor Credit 2.80% 7/13/22	7,080,000	7,168,260

		37,647,776

Banks–9.83%
µBanco Bilbao Vizcaya
Argentaria 6.125% 12/31/49	1,800,000	1,860,750
Banco Nacional de Costa Rica 5.875% 4/25/21	1,848,000	1,930,005
Banco Santander 3.80% 2/23/28	8,000,000	8,017,842
Bank of America
µ3.419% 12/20/28	18,700,000	18,727,560
4.183% 11/25/27	13,335,000	13,951,156
µ4.443% 1/20/48	9,725,000	10,987,694
µBank of Montreal 3.803% 12/15/32	5,640,000	5,582,923
Bank of New York Mellon
2.50% 4/15/21	3,661,000	3,670,927
µ4.625% 12/29/49	21,405,000	21,806,344
Barclays
4.375% 1/12/26	8,321,000	8,674,618
µ8.25% 12/29/49	11,200,000	11,764,200
BB&T 2.85% 10/26/24	9,745,000	9,682,868
Citigroup
•2.522% (LIBOR03M + 1.10%) 5/17/24	3,670,000	3,729,238
µ3.52% 10/27/28	4,170,000	4,198,321
Citizens Bank
2.55% 5/13/21	3,106,000	3,096,980

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Banks (continued)
Citizens Bank (continued)
2.65% 5/26/22	2,090,000	$2,073,021
Citizens Financial Group
2.375% 7/28/21	1,135,000	1,121,095
4.30% 12/3/25	5,696,000	5,984,373
Compass Bank
2.875% 6/29/22	8,645,000	8,563,547
3.875% 4/10/25	6,163,000	6,192,267
Cooperatieve Rabobank 3.75% 7/21/26	7,737,000	7,852,130
Credit Suisse Group
4.282% 1/9/28	9,935,000	10,369,844
µ6.25% 12/29/49	21,792,000	23,681,584
Credit Suisse Group Funding Guernsey 4.55% 4/17/26	13,088,000	14,037,406
Development Bank of Japan 2.625% 9/1/27	6,416,000	6,315,153
Fifth Third Bancorp 2.60% 6/15/22	3,978,000	3,958,978
Fifth Third Bank 2.25% 6/14/21	4,586,000	4,544,403
3.85% 3/15/26	7,076,000	7,312,530
Goldman Sachs Group
2.375% 1/22/18	7,000,000	7,001,525
µ3.691% 6/5/28	21,340,000	21,674,257
5.15% 5/22/45	6,285,000	7,305,391
Huntington Bancshares 2.30% 1/14/22	8,415,000	8,287,407
Huntington National Bank 2.50% 8/7/22	3,765,000	3,717,550
JPMorgan Chase & Co.
µ3.964% 11/15/48	10,255,000	10,616,620
µ4.032% 7/24/48	5,845,000	6,111,676
µ6.75% 8/29/49	12,995,000	14,733,081
KeyBank
2.30% 9/14/22	5,055,000	4,958,808
2.40% 6/9/22	7,525,000	7,428,509
3.40% 5/20/26	13,964,000	13,937,086
6.95% 2/1/28	8,227,000	10,414,201
Lloyds Banking Group
µ2.907% 11/7/23	5,010,000	4,972,638
µ3.574% 11/7/28	13,295,000	13,197,054
Manufacturers & Traders Trust 2.50% 5/18/22	4,105,000	4,089,859
Morgan Stanley
µ3.591% 7/22/28	9,870,000	9,972,861
3.95% 4/23/27	3,915,000	3,983,312
4.375% 1/22/47	13,125,000	14,424,071
5.00% 11/24/25	17,775,000	19,482,106
µNorthern Trust 3.375% 5/8/32	2,705,000	2,698,191
PNC Bank 3.10% 10/25/27	6,305,000	6,303,572

LVIP Delaware Bond Fund–15

LVIP Delaware Bond Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Banks (continued)
PNC Bank (continued)
6.875% 4/1/18	9,059,000	$9,168,419
µPNC Financial Services Group 5.00% 12/29/49	7,895,000	8,368,700
Regions Financial 2.75% 8/14/22	3,010,000	3,003,762
Royal Bank of Scotland Group
3.875% 9/12/23	4,865,000	4,953,713
µ8.625% 12/29/49	12,705,000	14,340,769
Santander UK 5.00% 11/7/23	11,685,000	12,514,670
µSantander Uk Group Holdings 3.823% 11/3/28	7,705,000	7,738,602
State Street
3.10% 5/15/23	3,665,000	3,699,543
3.30% 12/16/24	3,495,000	3,613,269
SunTrust Bank
2.45% 8/1/22	3,945,000	3,894,140
2.70% 1/27/22	1,645,000	1,646,517
3.30% 5/15/26	7,220,000	7,163,600
SunTrust Banks
2.90% 3/3/21	2,936,000	2,971,046
µ5.05% 6/15/22	1,025,000	1,040,375
SVB Financial Group 3.50% 1/29/25	7,059,000	7,086,893
Toronto-Dominion Bank 2.50% 12/14/20	4,915,000	4,932,808
U.S. Bancorp
2.375% 7/22/26	4,930,000	4,647,030
2.625% 1/24/22	6,160,000	6,198,861
3.15% 4/27/27	13,665,000	13,706,376
3.60% 9/11/24	11,522,000	11,946,386
UBS 7.625% 8/17/22	12,000,000	14,048,400
UBS Group Funding Switzerland
3.491% 5/23/23	12,170,000	12,376,191
4.125% 9/24/25	6,980,000	7,332,457
4.125% 4/15/26	6,169,000	6,479,849
4.253% 3/23/28	3,440,000	3,631,616
•USB Capital IX 3.50% 10/29/49	18,814,000	17,050,188
Wells Fargo Capital X 5.95% 12/15/36	1,495,000	1,704,300
µWestpac Banking 5.00% 12/31/49	1,920,000	1,917,279
Zions Bancorporation 4.50% 6/13/23	4,826,000	5,054,705

		627,227,996

Beverages–1.04%
Anheuser-Busch InBev Finance 3.65% 2/1/26	32,991,000	34,103,740
Becle 3.75% 5/13/25	6,779,000	6,816,109
Molson Coors Brewing 3.00% 7/15/26	7,580,000	7,432,998

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Beverages (continued)
Molson Coors Brewing (continued)
4.20% 7/15/46	5,924,000	$6,061,673
Pernod Ricard 4.45% 1/15/22	11,468,000	12,192,897

		66,607,417

Biotechnology–0.36%
Biogen 5.20% 9/15/45	10,126,000	12,067,231
Celgene 3.25% 8/15/22	10,697,000	10,877,940

		22,945,171

Building Materials–0.35%
LafargeHolcim Finance US 3.50% 9/22/26	8,030,000	7,932,020
Lennox International 3.00% 11/15/23	5,080,000	5,022,870
Martin Marietta Materials
3.50% 12/15/27	4,910,000	4,883,516
4.25% 12/15/47	4,735,000	4,704,848

		22,543,254

Chemicals–0.97%
Dow Chemical 8.55% 5/15/19	26,226,000	28,416,763
Equate Petrochemical 3.00% 3/3/22	3,045,000	3,005,744
Mexichem 5.50% 1/15/48	2,505,000	2,445,506
Mosaic
4.05% 11/15/27	3,805,000	3,822,523
5.625% 11/15/43	5,915,000	6,395,369
OCP
4.50% 10/22/25	4,300,000	4,314,164
6.875% 4/25/44	2,307,000	2,653,834
Phosagro OAO via Phosagro Bond Funding 3.95% 11/3/21	3,225,000	3,255,202
PPG Industries 2.30% 11/15/19	4,669,000	4,670,757
Westlake Chemical 4.375% 11/15/47	2,470,000	2,575,899

		61,555,761

Commercial Services–0.07%
United Rentals North America 5.50% 5/15/27	3,900,000	4,114,500

		4,114,500

Computers–0.31%
Apple 2.75% 1/13/25	10,415,000	10,334,243
Dell International
6.02% 6/15/26	4,393,000	4,851,721
8.10% 7/15/36	3,535,000	4,475,588

		19,661,552

Construction & Engineering–0.13%
SBA Tower Trust
2.24% 4/10/18	4,617,000	4,617,913

LVIP Delaware Bond Fund–16

LVIP Delaware Bond Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Construction & Engineering (continued)
SBA Tower Trust (continued)
2.898% 10/8/19	3,512,000	$3,520,439

		8,138,352

Containers & Packaging–0.16%
CCL Industries 3.25% 10/1/26	4,815,000	4,625,012
WestRock
3.00% 9/15/24	3,040,000	3,017,573
3.375% 9/15/27	2,840,000	2,825,854

		10,468,439

Diversified Financial Services–1.84%
AerCap Ireland Capital 3.65% 7/21/27	11,483,000	11,387,033
Air Lease
3.00% 9/15/23	7,140,000	7,093,903
3.625% 4/1/27	5,800,000	5,806,713
BOC Aviation 2.375% 9/15/21	4,095,000	3,990,848
Charles Schwab
3.20% 1/25/28	2,340,000	2,346,618
µ5.00% 6/1/66	2,485,000	2,497,549
CPPIB Capital 2.75% 11/2/27	9,410,000	9,396,600
E*TRADE Financial
3.80% 8/24/27	6,040,000	6,032,397
µ5.30% 12/31/49	265,000	266,987
µ5.875% 12/29/49	6,650,000	7,065,625
GTP Acquisition Partners I 2.35% 6/15/20	3,071,000	3,046,954
Intercontinental Exchange 3.10% 9/15/27	3,985,000	3,984,522
International Lease Finance 8.625% 1/15/22	10,490,000	12,644,473
Jefferies Group
4.85% 1/15/27	4,150,000	4,420,116
6.45% 6/8/27	1,766,000	2,055,328
6.50% 1/20/43	2,305,000	2,727,991
Lazard Group 3.75% 2/13/25	8,919,000	9,109,520
National Rural Utilities Cooperative Finance
2.70% 2/15/23	6,513,000	6,512,459
2.85% 1/27/25	4,774,000	4,744,809
µ4.75% 4/30/43	8,142,000	8,565,829
µ5.25% 4/20/46	3,504,000	3,770,466

		117,466,740

Electric–4.75%
Ameren 2.70% 11/15/20	367,000	368,456
Ameren Illinois
3.70% 12/1/47	3,490,000	3,580,688
9.75% 11/15/18	12,768,000	13,598,372
American Transmission Systems
5.25% 1/15/22	10,471,000	11,342,467
Appalachian Power 3.30% 6/1/27	745,000	748,741

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Electric (continued)
Avangrid 3.15% 12/1/24	960,000	$956,450
Berkshire Hathaway Energy 3.75% 11/15/23	7,971,000	8,310,868
Cleveland Electric Illuminating 5.50% 8/15/24	6,397,000	7,292,597
CMS Energy 6.25% 2/1/20	6,721,000	7,232,805
ComEd Financing III 6.35% 3/15/33	3,999,000	4,388,903
Consumers Energy 3.25% 8/15/46	4,935,000	4,751,900
Dominion Energy 3.625% 12/1/24	1,692,000	1,753,711
DTE Energy
2.85% 10/1/26	6,365,000	6,123,333
3.30% 6/15/22	5,647,000	5,735,998
Duke Energy
3.15% 8/15/27	4,715,000	4,690,560
3.75% 4/15/24	2,272,000	2,376,089
µEmera 6.75% 6/15/76	24,385,000	27,555,050
Emera US Finance
3.55% 6/15/26	3,265,000	3,280,142
4.75% 6/15/46	5,443,000	5,982,991
µEnel 8.75% 9/24/73	9,277,000	11,561,461
Enel Americas 4.00% 10/25/26	1,945,000	1,985,417
Enel Finance International 3.625% 5/25/27	16,965,000	16,888,944
Entergy Louisiana
3.12% 9/1/27	7,080,000	7,070,712
4.05% 9/1/23	6,495,000	6,889,500
Exelon
3.497% 6/1/22	4,355,000	4,442,618
3.95% 6/15/25	6,430,000	6,711,410
Fortis 3.055% 10/4/26	16,510,000	15,971,434
Great Plains Energy 4.85% 6/1/21	3,340,000	3,540,202
Interstate Power & Light
3.40% 8/15/25	4,311,000	4,382,429
IPALCO Enterprises 3.45% 7/15/20	8,898,000	9,031,470
ITC Holdings 3.35% 11/15/27	6,890,000	6,909,406
Kansas City Power & Light 3.65% 8/15/25	10,103,000	10,357,671
LG&E & KU Energy
3.75% 11/15/20	5,957,000	6,149,707
4.375% 10/1/21	7,850,000	8,302,738
New England Power 3.80% 12/5/47	3,000,000	3,075,299
New York State Electric & Gas 3.25% 12/1/26	8,185,000	8,261,357
NextEra Energy Capital
Holdings 3.55% 5/1/27	8,935,000	9,119,182
NV Energy 6.25% 11/15/20	6,447,000	7,085,028

LVIP Delaware Bond Fund–17

LVIP Delaware Bond Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Electric (continued)
Pennsylvania Electric 5.20% 4/1/20	560,000	$591,375
Perusahaan Listrik Negara 4.125% 5/15/27	3,175,000	3,188,464
Public Service Co. of New Hampshire 3.50% 11/1/23	4,119,000	4,251,565
Public Service Co. of Oklahoma 5.15% 12/1/19	4,900,000	5,133,482
Southern 3.25% 7/1/26	6,569,000	6,454,218
Southwestern Electric Power 6.45% 1/15/19	3,429,000	3,570,465
Trans-Allegheny Interstate Line 3.85% 6/1/25	3,506,000	3,642,581
Union Electric 2.95% 6/15/27	4,280,000	4,245,272
Wisconsin Electric Power 4.30% 12/15/45	3,879,000	4,299,475

		303,183,003

Electronics–0.29%
Allegion US Holding
3.20% 10/1/24	3,295,000	3,264,521
3.55% 10/1/27	11,319,000	11,220,638
Corning 4.375% 11/15/57	3,870,000	3,859,800

		18,344,959

Environmental Control–0.13%
Republic Services 3.375% 11/15/27	2,265,000	2,286,598
Waste Management 3.15% 11/15/27	6,245,000	6,254,621

		8,541,219

Health Care Products–0.86%
Abbott Laboratories
2.80% 9/15/20	3,691,000	3,718,157
4.90% 11/30/46	5,510,000	6,342,793
Becton Dickinson & Co. 3.363% 6/6/24	9,375,000	9,414,372
Thermo Fisher Scientific 3.00% 4/15/23	27,966,000	28,171,623
Zimmer Biomet Holdings 4.625% 11/30/19	7,228,000	7,508,476

		55,155,421

Health Care Services–0.20%
Cigna 3.05% 10/15/27	8,390,000	8,258,245
HCA 5.875% 2/15/26	4,000,000	4,240,000

		12,498,245

Holding Companies Diversified–0.05%
CK Hutchison International 17 2.875% 4/5/22	3,090,000	3,081,672

		3,081,672

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Home Furnishings–0.12%
Leggett & Platt 3.50% 11/15/27	7,785,000	$7,725,388

		7,725,388

Insurance–1.40%
Allstate 3.28% 12/15/26	3,265,000	3,320,472
AXIS Specialty Finance 4.00% 12/6/27	7,305,000	7,352,569
Berkshire Hathaway 2.75% 3/15/23	4,097,000	4,126,666
Berkshire Hathaway Finance 2.90% 10/15/20	5,761,000	5,869,826
MetLife
6.817% 8/15/18	8,289,000	8,532,741
9.25% 4/8/38	6,723,000	9,933,233
Metropolitan Life Global Funding I 3.45% 12/18/26	2,160,000	2,222,203
Nuveen Finance
2.95% 11/1/19	4,971,000	5,020,750
4.125% 11/1/24	22,109,000	23,367,657
Progressive 4.125% 4/15/47	5,440,000	5,890,368
µPrudential Financial 5.375% 5/15/45	4,665,000	5,010,210
XLIT
•3.817% (LIBOR03M + 2.458%) 12/29/49	3,823,000	3,433,054
5.50% 3/31/45	5,040,000	5,374,356

		89,454,105

Internet–0.29%
Alibaba Group Holding
3.40% 12/6/27	6,045,000	6,051,064
4.00% 12/6/37	2,535,000	2,628,687
4.20% 12/6/47	2,050,000	2,139,908
JD.com 3.125% 4/29/21	7,605,000	7,586,391

		18,406,050

Investment Companies–0.04%
Temasek Financial I 2.375% 1/23/23	2,542,000	2,515,068

		2,515,068

Iron & Steel–0.06%
ArcelorMittal 6.125% 6/1/25	3,500,000	4,046,875

		4,046,875

Leisure Time–0.16%
Royal Caribbean Cruises 3.70% 3/15/28	10,420,000	10,347,170

		10,347,170

Lodging–0.09%
MGM Resorts International
4.625% 9/1/26	3,310,000	3,359,650

LVIP Delaware Bond Fund–18

LVIP Delaware Bond Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Lodging (continued)
Wyndham Worldwide 4.15% 4/1/24	2,045,000	$2,057,303

		5,416,953

Manufacturing–0.46%
3M 2.875% 10/15/27	5,740,000	5,716,481
Carlisle 3.75% 12/1/27	6,230,000	6,307,407
Eaton 3.103% 9/15/27	7,075,000	6,965,433
General Electric
5.55% 5/4/20	2,503,000	2,680,369
6.00% 8/7/19	7,023,000	7,443,218

		29,112,908

Media–1.38%
CCO Holdings 5.125% 5/1/27	3,750,000	3,703,125
Discovery Communications
3.95% 3/20/28	11,740,000	11,701,610
5.20% 9/20/47	10,335,000	10,828,068
Grupo Televisa 5.00% 5/13/45	3,294,000	3,385,197
Historic TW 6.875% 6/15/18	13,957,000	14,252,006
Myriad International Holdings 4.85% 7/6/27	2,805,000	2,915,562
Sirius XM Radio 5.00% 8/1/27	3,680,000	3,707,600
Time Warner Cable
6.75% 6/15/39	6,015,000	7,239,272
7.30% 7/1/38	14,995,000	18,850,526
Time Warner Entertainment 8.375% 3/15/23	7,690,000	9,346,793
Virgin Media Secured Finance 5.50% 8/15/26	2,000,000	2,055,000

		87,984,759

Mining–0.89%
Anglo American Capital 4.875% 5/14/25	15,291,000	16,223,428
Barrick North America Finance 5.75% 5/1/43	10,380,000	13,101,783
µBHP Billiton Finance USA 6.25% 10/19/75	17,930,000	19,463,015
FMG Resources August 2006 5.125% 5/15/24	3,750,000	3,810,937
Freeport-McMoRan 4.55% 11/14/24	4,000,000	4,086,800

		56,685,963

Oil & Gas–1.11%
Anadarko Petroleum 6.60% 3/15/46	8,445,000	10,901,730
Andeavor
3.80% 4/1/28	2,200,000	2,209,814
4.50% 4/1/48	820,000	832,699
Gazprom OAO Via Gaz Capital
4.95% 3/23/27	3,170,000	3,305,201

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Oil & Gas (continued)
Murphy Oil 6.875% 8/15/24	3,500,000	$3,745,000
Noble Energy
3.85% 1/15/28	17,920,000	18,011,181
4.95% 8/15/47	850,000	913,240
Pertamina Persero 4.875% 5/3/22	4,600,000	4,899,773
Petrobras Global Finance
5.299% 1/27/25	1,498,000	1,504,367
7.375% 1/17/27	4,060,000	4,478,180
Petroleos Mexicanos
6.75% 9/21/47	4,820,000	5,043,407
6.75% 9/21/47	1,370,000	1,433,500
Tengizchevroil Finance Co. International 4.00% 8/15/26	2,665,000	2,680,324
Woodside Finance
3.65% 3/5/25	3,481,000	3,507,433
8.75% 3/1/19	6,569,000	7,033,862

		70,499,711

Paper & Forest Products–0.32%
Georgia-Pacific 8.00% 1/15/24	16,242,000	20,696,581

		20,696,581

Pharmaceuticals–0.34%
Pfizer 3.00% 12/15/26	8,055,000	8,113,036
Shire Acquisitions Investments Ireland
2.40% 9/23/21	3,265,000	3,216,452
2.875% 9/23/23	10,330,000	10,168,446

		21,497,934

Pipelines–1.63%
Abu Dhabi Crude Oil Pipeline
3.65% 11/2/29	3,135,000	3,118,294
4.60% 11/2/47	3,135,000	3,233,031
µAndeavor Logistics 6.875% 2/15/66	1,485,000	1,510,356
Enbridge 3.70% 7/15/27	5,795,000	5,830,796
Energy Transfer
6.125% 12/15/45	12,230,000	13,326,609
9.70% 3/15/19	4,172,000	4,516,613
µEnergy Transfer Partners
6.625% 12/31/49	8,590,000	8,359,144
µEnlink Midstream Partners
6.00% 12/15/22	2,855,000	2,743,877
µEnterprise Products Operating
7.034% 1/15/68	1,419,000	1,426,095
MPLX 4.875% 12/1/24	10,915,000	11,782,069
ONEOK
4.95% 7/13/47	3,895,000	4,068,137
7.50% 9/1/23	8,950,000	10,673,501
Sabine Pass Liquefaction
5.75% 5/15/24	14,755,000	16,421,238
5.875% 6/30/26	7,675,000	8,636,558

LVIP Delaware Bond Fund–19

LVIP Delaware Bond Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Pipelines (continued)
Transcanada Trust
µ5.30% 3/15/77	3,540,000	$3,657,263
µ5.875% 8/15/76	4,235,000	4,594,975

		103,898,556

Real Estate Investment Trusts–1.51%
Alexandria Real Estate Equities 3.45% 4/30/25	2,795,000	2,790,188
American Tower
3.60% 1/15/28	1,885,000	1,877,835
4.40% 2/15/26	9,275,000	9,769,672
American Tower Trust #1 3.07% 3/15/23	5,831,000	5,903,750
AvalonBay Communities 3.20% 1/15/28	2,050,000	2,044,756
Corporate Office Properties
3.60% 5/15/23	4,342,000	4,349,985
5.25% 2/15/24	4,857,000	5,246,460
Crown Castle International
3.65% 9/1/27	1,285,000	1,284,446
5.25% 1/15/23	5,796,000	6,353,363
CubeSmart 3.125% 9/1/26	6,735,000	6,432,529
Education Realty Operating
Partnership 4.60% 12/1/24	5,761,000	6,000,071
Goodman US Finance Three
3.70% 3/15/28	2,300,000	2,287,111
Hospitality Properties Trust
4.50% 3/15/25	5,307,000	5,516,284
Host Hotels & Resorts
3.75% 10/15/23	5,643,000	5,751,341
3.875% 4/1/24	3,885,000	3,957,957
Hudson Pacific Properties 3.95% 11/1/27	3,405,000	3,394,313
Kilroy Realty 3.45% 12/15/24	5,000,000	4,993,323
Life Storage 3.875% 12/15/27	1,085,000	1,083,223
LifeStorage 3.50% 7/1/26	4,958,000	4,837,429
Regency Centers 3.60% 2/1/27	5,700,000	5,716,176
Trust F/1401 5.25% 1/30/26	2,071,000	2,190,083
WP Carey 4.60% 4/1/24	4,604,000	4,815,890

		96,596,185

Retail–0.12%
Lowe’s 3.70% 4/15/46	7,727,000	7,778,796

		7,778,796

Savings & Loans–0.18%
µNationwide Building Society 4.125% 10/18/32	11,410,000	11,436,690

		11,436,690

Semiconductors–0.20%
Broadcom 3.50% 1/15/28	6,885,000	6,577,237

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Semiconductors (continued)
NXP
4.125% 6/1/21	5,060,000	$5,173,850
4.625% 6/1/23	1,115,000	1,169,077

		12,920,164

Shipbuilding–0.07%
Huntington Ingalls Industries 3.483% 12/1/27	4,600,000	4,594,250

		4,594,250

Software–0.51%
CDK Global 5.00% 10/15/24	5,523,000	5,749,443
Citrix Systems 4.50% 12/1/27	5,670,000	5,765,693
Oracle
1.90% 9/15/21	2,254,000	2,219,609
3.80% 11/15/37	9,275,000	9,747,497
4.00% 11/15/47	8,425,000	8,995,371

		32,477,613

Telecommunications–1.77%
AT&T
3.40% 8/14/24	2,005,000	2,018,194
3.90% 8/14/27	5,150,000	5,194,521
4.10% 2/15/28	6,255,000	6,288,340
4.90% 8/14/37	14,480,000	14,707,807
5.25% 3/1/37	3,975,000	4,216,723
Crown Castle Towers 4.883% 8/15/20	26,778,000	28,023,375
Deutsche Telekom International Finance
1.95% 9/19/21	4,085,000	3,975,881
2.485% 9/19/23	21,170,000	20,536,291
Digicel Group
7.125% 4/1/22	670,000	622,939
8.25% 9/30/20	1,982,000	1,954,827
Sprint 7.875% 9/15/23	3,500,000	3,736,250
Telefonica Emisiones 5.213% 3/8/47	3,740,000	4,261,156
VEON Holdings 5.95% 2/13/23	2,000,000	2,155,000
Verizon Communications 4.50% 8/10/33	14,175,000	14,909,091

		112,600,395

Transportation–0.20%
United Parcel Service
3.05% 11/15/27	3,985,000	3,990,356
3.75% 11/15/47	2,880,000	2,981,625
5.125% 4/1/19	5,473,000	5,677,524

		12,649,505

Trucking & Leasing–0.84%
µAerCap Global Aviation Trust 6.50% 6/15/45	13,385,000	14,690,037

LVIP Delaware Bond Fund–20

LVIP Delaware Bond Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Trucking & Leasing (continued)
Aviation Capital Group
3.50% 11/1/27	2,140,000	$2,101,640
4.875% 10/1/25	8,540,000	9,292,677
Penske Truck Leasing
2.70% 3/14/23	4,655,000	4,579,578
3.30% 4/1/21	5,508,000	5,614,123
3.40% 11/15/26	1,815,000	1,795,491
4.20% 4/1/27	15,170,000	15,798,080

		53,871,626

Total Corporate Bonds (Cost $2,277,314,201)		2,339,899,006

LOAN AGREEMENTS–0.53%
•First Data 1st Lien 3.80% (LIBOR03M + 2.25%) 4/26/24	12,374,247	12,393,055
•Level 3 Parent Tranche B 1st Lien 3.696% (LIBOR03M + 2.25%) 2/22/24	11,950,000	11,967,089
•Univision Communications Tranche C 1st Lien 3.75% (LIBOR03M + 2.75%) 3/15/24	9,563,845	9,546,582

Total Loan Agreements (Cost $33,632,663)		33,906,726

MUNICIPAL BONDS–2.29%
Bay Area, California Toll Authority Series S3 6.907% 10/1/50	11,955,000	18,944,252
Buckeye Ohio Tobacco Settlement Financing Authority Series A-2 5.875% 6/1/47	2,180,000	2,109,150
California State Various Purposes 7.55% 4/1/39	2,320,000	3,660,102
Commonwealth of Massachusetts Series C 5.00% 10/1/25	1,050,000	1,279,971
Los Angeles, California Department of Water & Power System Revenue Taxable Build America Bonds 6.574% 7/1/45	13,465,000	20,325,417

	Principal Amount°	Value (U.S. $)
MUNICIPAL BONDS (continued)
Massachusetts State Transportation Fund Revenue Recovery Zone Economic Development Taxable Build America Bonds 5.731% 6/1/40	5,615,000	$7,340,995
New Jersey Turnpike Authority (Build America Bonds) Series F 7.414% 1/1/40	2,267,000	3,507,956
New Jersey Turnpike Authority (Build America Bonds) Series A 7.102% 1/1/41	11,776,000	17,637,033
New York City, New York Taxable Build America Bonds Series F-1 6.271% 12/1/37	15,345,000	20,768,690
New York Metropolitan Transportation Authority Revenue Taxable Build America Bonds Series E 6.814% 11/15/40	3,225,000	4,620,264
New York Triborough Bridge & Tunnel Authority Revenue Taxable Build America Bond Series A2 5.45% 11/15/32	14,775,000	17,897,549
Oregon State Taxable Pension 5.892% 6/1/27	3,040,000	3,660,981
South Carolina Public Service Authority Series D 4.77% 12/1/45	2,763,000	3,003,464
Texas Water Development Board Water Implementation Revenue
5.00% 10/15/46	6,610,000	7,802,775
Series A 5.00% 10/15/45	2,315,000	2,714,801
University of Missouri (Curators University) Taxable Build America Bonds 5.792% 11/1/41	8,070,000	10,930,976

Total Municipal Bonds (Cost $111,768,034)		146,204,376

NON-AGENCY ASSET-BACKED SECURITIES–7.94%
American Express Credit Account Master Trust
•Series 2013-2 A 1.897% (LIBOR01M + 0.42%) 5/17/21	2,953,000	2,960,891
•Series 2017-2 A 2.038% (LIBOR01M + 0.45%) 9/16/24	270,000	272,093
•Series 2017-5 A 1.857% (LIBOR01M + 0.38%) 2/18/25	2,620,000	2,632,736

LVIP Delaware Bond Fund–21

LVIP Delaware Bond Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

NON-AGENCY ASSET-BACKED SECURITIES (continued)
•AMMC CLO 16 Series 2015-16A AR 2.619% (LIBOR03M + 1.26%) 4/14/29	14,950,000	$15,074,070
•AMMC CLO 19 Series 2016-19A A 2.859% (LIBOR03M + 1.50%) 10/15/28	3,000,000	3,009,273
ARI Fleet Lease Trust Series 2015-A A2 1.11% 11/15/18	50,663	50,645
•Atrium XIII Series 2013-A A1 2.621% (LIBOR03M + 1.18%) 11/21/30	6,500,000	6,537,700
Avery Point VI CLO
•Series 2015-6A A 2.841% (LIBOR03M + 1.45%) 8/5/27	8,350,000	8,369,915
•Series 2015-6A B 3.341% (LIBOR03M + 1.95%) 8/5/27	3,000,000	3,011,130
Avis Budget Rental Car Funding AESOP
Series 2013-1A A 1.92% 9/20/19	5,242,000	5,233,990
Series 2014-1A A 2.46% 7/20/20	6,919,000	6,928,872
BA Credit Card Trust
•Series 2016-A1 A 1.867% (LIBOR01M + 0.39%) 10/15/21	6,421,000	6,443,891
Series 2017-A1 A1 1.95% 8/15/22	3,500,000	3,484,346
•Barclays Dryrock Issuance Trust Series 2017-1 A 1.807% (LIBOR01M + 0.33%) 3/15/23	1,382,000	1,385,862
•Benefit Street Partners CLO X Series 2016-10A A1 2.849% (LIBOR03M + 1.49%) 1/15/29	3,500,000	3,536,571
Black Diamond CLO
•Series 2017-1A A1A 2.655% (LIBOR03M + 1.29%) 4/24/29	9,000,000	9,059,076
•Series 2017-2A A2 1.00% (LIBOR03M + 1.30%) 1/20/32	3,000,000	3,000,000
•Black Diamond CLO Designated Activity Series 2015-1A A2R 1.00% (LIBOR03M + 1.05%) 10/3/29	5,000,000	5,000,000

	Principal Amount°	Value (U.S. $)

NON-AGENCY ASSET-BACKED SECURITIES (continued)
Cabela’s Credit Card Master Note Trust Series 2015-1A A1 2.26% 3/15/23	3,495,000	$3,499,010
•Capital One Multi-Asset Execution Trust Series 2014-A4 A4 1.837% (LIBOR01M + 0.36%) 6/15/22	6,517,000	6,543,366
•Catamaran CLO Series 2014-1A A1B 2.753% (LIBOR03M + 1.39%) 4/22/30	11,150,000	11,144,347
•Cedar Funding VI CLO Series 2016-6A A1 2.833% (LIBOR03M + 1.47%) 10/20/28	9,600,000	9,724,522
•CIFC Funding Series 2017-1A A 2.723% (LIBOR03M + 1.36%) 4/23/29	9,500,000	9,522,078
Citibank Credit Card Issuance Trust
•Series 2016-A3 A3 1.893% (LIBOR01M + 0.49%) 12/7/23	10,000,000	10,095,953
•Series 2017-A5 A5 2.155% (LIBOR01M + 0.62%) 4/22/26	5,165,000	5,224,182
•Series 2017-A6 A6 2.242% (LIBOR01M + 0.77%) 5/14/29	2,155,000	2,175,223
•Series 2017-A7 A7 1.777% (LIBOR01M + 0.37%) 8/8/24	3,525,000	3,539,277
fCiticorp Residential Mortgage Securities Series 2006-3 A5 5.468% 11/25/36	4,987,000	5,185,737
•CNH Equipment Trust Series 2016-B A2B 1.877% (LIBOR01M + 0.40%) 10/15/19	412,191	412,391
•Crestline Denali CLO XV Series 2017-1A A 2.663% (LIBOR03M + 1.30%) 4/20/30	12,000,000	12,043,608
•CVP CLO Series 2017-2A A 2.89% (LIBOR03M + 1.19%) 1/20/31	6,300,000	6,300,000
Discover Card Execution Note Trust
•Series 2014-A1 A1 1.907% (LIBOR01M + 0.43%) 7/15/21	4,180,000	4,194,294
•Series 2016-A2 A2 2.017% (LIBOR01M + 0.54%) 9/15/21	3,840,000	3,860,263
•Series 2017-A1 A1 1.967% (LIBOR01M + 0.49%) 7/15/24	2,400,000	2,418,377

LVIP Delaware Bond Fund–22

LVIP Delaware Bond Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

NON-AGENCY ASSET-BACKED SECURITIES (continued)
Discover Card Execution Note Trust (continued)
•Series 2017-A3 A3 1.707% (LIBOR01M + 0.23%) 10/17/22	6,125,000	$6,137,723
•Series 2017-A5 A5 2.077% (LIBOR01M + 0.60%) 12/15/26	8,890,000	8,988,309
•Series 2017-A7 A7 1.837% (LIBOR01M + 0.36%) 4/15/25	3,890,000	3,906,186
Ford Credit Floorplan Master Owner Trust A
•Series 2015-2 A2 2.047% (LIBOR01M + 0.57%) 1/15/22	8,736,000	8,795,149
•Series 2015-4 A2 2.077% (LIBOR01M + 0.60%) 8/15/20	5,990,000	6,006,101
•Series 2017-1 A2 1.897% (LIBOR01M + 0.42%) 5/15/22	2,775,000	2,788,067
•Golden Credit Card Trust Series 2014-2A A 1.927% (LIBOR01M + 0.45%) 3/15/21	11,265,000	11,308,466
•GoldenTree Loan Management US CLO 1 Series 2017-1A A 2.583% (LIBOR03M + 1.22%) 4/20/29	11,120,000	11,204,267
•Golub Capital Partners CLO 19B-R Series 2017-19RA A1A 2.671% (LIBOR03M + 1.30%) 7/26/29	10,000,000	10,064,440
•Grippen Park CLO Series 2017-1A A 2.623% (LIBOR03M + 1.26%) 1/20/30	12,000,000	12,081,120
HOA Funding Series 2014-1A A2 4.846% 8/20/44	1,486,650	1,446,198
•Hull Street CLO Series 2014-1A AR 2.574% (LIBOR03M + 1.22%) 10/18/26	9,000,000	9,048,645
ICG US CLO
•Series 2014-3A A1AR 2.597% (LIBOR03M + 1.23%) 1/25/27	5,000,000	5,029,695
•Series 2017-1A A 2.728% (LIBOR03M + 1.35%) 4/28/29	9,000,000	9,100,863
JFIN CLO
•Series 2016-1A A2A 2.124% (LIBOR03M + 0.75%) 7/27/28	500,000	499,915

	Principal Amount°	Value (U.S. $)

NON-AGENCY ASSET-BACKED SECURITIES (continued)
JFIN CLO (continued)
•Series 2017-1A A1 2.835% (LIBOR03M + 1.47%) 4/24/29	14,345,000	$14,412,479
•KKR CLO Series 20 A 2.846% (LIBOR03M + 1.13%) 10/16/30	6,400,000	6,400,000
•KKR Financial CLO Series 2013-1A A1R 2.649% (LIBOR03M + 1.29%) 4/15/29	10,000,000	10,078,120
•KVK CLO Series 2015-1A AR 2.686% (LIBOR03M + 1.25%) 5/20/27	9,000,000	9,047,565
•Mercedes-Benz Master Owner Trust Series 2016-AA A 2.057% (LIBOR01M + 0.58%) 5/15/20	5,054,000	5,063,073
•Navistar Financial Dealer Note Master Owner Trust II Series 2016-1 A 2.902% (LIBOR01M + 1.35%) 9/27/21	3,335,000	3,354,612
•Nissan Master Owner Trust Receivables Series 2017-C A 1.797% (LIBOR01M + 0.32%) 10/17/22	9,860,000	9,879,577
•Northwoods Capital XV Series 2017-15A A 2.925% (LIBOR03M + 1.30%) 6/20/29	5,500,000	5,535,459
•PFS Financing Series 2017-C A 1.947% (LIBOR01M + 0.47%) 10/15/21	4,180,000	4,173,299
•Saranac CLO II Series 2014-2A A1AR 2.666% (LIBOR03M + 1.23%) 11/20/29	10,000,000	9,994,880
•Shackleton X CLO Series 2017-10A A 2.693% (LIBOR03M + 1.33%) 4/20/29	4,000,000	4,044,880
•Sound Point CLO XV Series 2017-1A A 2.753% (LIBOR03M + 1.39%) 1/23/29	2,000,000	2,007,758
•Steele Creek CLO Series 2017-1A A 2.884% (LIBOR03M + 1.25%) 1/15/30	5,500,000	5,497,113
•Telos CLO Series 2013-4A A 2.653% (LIBOR03M + 1.30%) 7/17/24	11,239,577	11,277,747
•TIAA CLO Series 2017-1A A 2.643% (LIBOR03M + 1.28%) 4/20/29	9,320,000	9,373,357
•TIAA CLO III Series 2017-2A A 2.627% (LIBOR03M + 1.15%) 1/16/31	14,000,000	14,000,000

LVIP Delaware Bond Fund–23

LVIP Delaware Bond Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

NON-AGENCY ASSET-BACKED SECURITIES (continued)
•TICP CLO IX Series 2017-9A A 0.00% (LIBOR03M+ 1.14%) 1/20/31	9,600,000	$9,600,000
Towd Point Mortgage Trust
•Series 2015-5 A1B 2.75% 5/25/55	3,176,482	3,177,209
•Series 2015-6 A1B 2.75% 4/25/55	3,432,508	3,428,876
•Series 2016-1 A1B 2.75% 2/25/55	2,363,798	2,364,365
•Series 2016-2 A1 3.00% 8/25/55	2,173,438	2,188,524
•Series 2016-3 A1 2.25% 4/25/56	3,067,174	3,037,850
•Series 2017-1 A1 2.75% 10/25/56	2,430,453	2,427,334
•Series 2017-2 A1 2.75% 4/25/57	1,300,836	1,299,853
Toyota Auto Receivables Owner Trust
Series 2015-B A3 1.27% 5/15/19	1,820,771	1,818,561
Series 2016-C A2A 1.00% 1/15/19	513,777	513,437
•Series 2017-B A2B 1.537% (LIBOR01M + 0.06%) 1/15/20	10,145,000	10,144,995
•Trinitas CLO VI Series 2017-6A A 2.687% (LIBOR03M + 1.32%) 7/25/29	9,750,000	9,813,911
•Venture CDO Series 2016-25A A1 2.853% (LIBOR03M + 1.49%) 4/20/29	4,020,000	4,051,139
Verizon Owner Trust Series 2016-2A A 1.68% 5/20/21	4,405,000	4,374,865
•Verizon Owner Trust 2017-3 Series 2017-3A A1B 1.771% (LIBOR01M + 0.27%) 4/20/22	5,741,000	5,750,035
Volvo Financial Equipment
Series 2014-1A B 1.66% 11/16/20	3,757,000	3,756,291
Series 2017-1A A2 1.55% 10/15/19	4,940,000	4,931,991
•Voya CLO Series 2017-1A A1 2.603% (LIBOR03M + 1.25%) 4/17/30	5,000,000	5,059,955
Wendys Funding Series 2018-1A A2I 3.573% 3/15/48	2,995,000	2,994,066
•World Financial Network Credit Card Master Trust Series 2015-A A 1.957% (LIBOR01M + 0.48%) 2/15/22	4,220,000	4,223,368

	Principal Amount°	Value (U.S. $)

NON-AGENCY ASSET-BACKED SECURITIES (continued)
•Zais CLO 6 Series 2017-1A A1 2.729% (LIBOR03M + 1.37%) 7/15/29	9,000,000	$9,057,501

Total Non-Agency Asset-Backed Securities (Cost $503,643,092)		506,432,878

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–1.00%
Agate Bay Mortgage Trust
•Series 2015-1 B1 3.822% 1/25/45	3,154,026	3,187,075
•Series 2015-1 B2 3.822% 1/25/45	1,782,222	1,793,545
JPMorgan Mortgage Trust
•Series 2014-2 B1 3.427% 6/25/29	2,032,646	2,052,200
•Series 2014-2 B2 3.427% 6/25/29	757,303	759,430
•Series 2014-IVR6 2A4 2.50% 7/25/44	2,896,000	2,896,773
•Series 2015-1 B1 2.587% 12/25/44	3,989,926	3,969,865
•Series 2015-1 B2 2.587% 12/25/44	3,711,491	3,677,952
•Series 2015-4 B1 3.626% 6/25/45	2,966,724	2,980,445
•Series 2015-4 B2 3.626% 6/25/45	2,124,624	2,089,658
•Series 2015-5 B2 2.864% 5/25/45	3,295,190	3,236,288
•Series 2015-6 B1 3.617% 10/25/45	2,442,355	2,434,761
•Series 2015-6 B2 3.617% 10/25/45	2,069,362	2,009,566
•Series 2016-4 B1 3.901% 10/25/46	1,576,163	1,608,358
•Series 2016-4 B2 3.901% 10/25/46	2,689,018	2,736,401
•Series 2017-1 B2 3.558% 1/25/47	4,917,656	4,888,372
•Series 2017-2 A3 3.50% 5/25/47	2,284,346	2,312,492
•=JPMorgan Mortgage Trust Series 2017-6 B1 3.859% 12/25/48	2,926,000	2,965,208
New Residential Mortgage Loan Trust
•Series 2016-4A A1 3.75% 11/25/56	1,396,981	1,427,422
•Series 2017-1A A1 4.00% 2/25/57	3,092,244	3,184,176
•Series 2017-2A A3 4.00% 3/25/57	2,891,229	2,988,391

LVIP Delaware Bond Fund–24

LVIP Delaware Bond Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Sequoia Mortgage Trust
•Series 2013-4 B2 3.49% 4/25/43	1,922,571	$1,898,038
•Series 2014-2 A4 3.50% 7/25/44	1,980,264	2,009,611
•Series 2015-1 B2 3.874% 1/25/45	2,251,664	2,248,819
•Series 2017-4 A1 3.50% 7/25/47	2,436,820	2,477,495
•Thornburg Mortgage Securities Trust Series 2007-4 1A1 3.326% 9/25/37	1,715,924	1,727,639

Total Non-Agency Collateralized Mortgage Obligations (Cost $62,634,937)		63,559,980

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–6.29%
Banc of America Commercial Mortgage Trust
Series 2017-BNK3 AS 3.748% 2/15/50	3,900,000	4,003,655
•Series 2017-BNK3 C 4.352% 2/15/50	2,180,000	2,219,974
BANK
•*Series 2017-BNK4 XA 1.456% 5/15/50	27,269,557	2,602,996
Series 2017-BNK5 A5 3.39% 6/15/60	9,395,000	9,588,683
•Series 2017-BNK5 B 3.896% 6/15/60	4,085,000	4,131,731
Series 2017-BNK7 A5 3.435% 9/15/60	4,470,000	4,571,206
Series 2017-BNK8 A4 3.488% 11/15/50	3,225,000	3,312,318
Caesars Palace Las Vegas Trust Series 2017-VICI B 3.835% 10/15/34	5,270,000	5,401,368
•CCUBS Commercial Mortgage Trust Series 2017-C1 A4 3.544% 11/15/50	2,000,000	2,056,825
CD Mortgage Trust
Series 2016-CD2 A3 3.248% 11/10/49	5,480,000	5,556,548
•Series 2016-CD2 A4 3.526% 11/10/49	4,020,000	4,149,924
•Series 2017-CD6 B 3.911% 11/13/50	2,760,000	2,823,992
CFCRE Commercial Mortgage Trust
•Series 2011-C2 C 5.754% 12/15/47	4,875,000	5,293,276

	Principal Amount°	Value (U.S. $)

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
CFCRE Commercial Mortgage Trust (continued)
Series 2016-C7 A3 3.839% 12/10/54	6,870,000	$7,172,428
Series 2017-C8 A4 3.572% 6/15/50	2,790,000	2,850,035
Citigroup Commercial Mortgage Trust
Series 2014-GC25 A4 3.635% 10/10/47	4,941,000	5,138,237
Series 2015-GC27 A5 3.137% 2/10/48	14,090,000	14,201,191
•Series 2016-C3 B 3.669% 11/15/49	1,000,000	1,000,952
Series 2016-P3 A4 3.329% 4/15/49	11,997,000	12,208,002
Series 2017-C4 A4 3.471% 10/12/50	6,300,000	6,458,016
COMM Mortgage Trust
Series 2013-CR6 AM 3.147% 3/10/46	5,355,000	5,382,292
Series 2013-WWP A2 3.424% 3/10/31	2,235,000	2,318,142
Series 2014-CR19 A5 3.796% 8/10/47	3,947,000	4,140,547
Series 2014-CR20 AM 3.938% 11/10/47	10,915,000	11,266,923
Series 2015-3BP A 3.178% 2/10/35	22,346,000	22,506,250
Series 2015-CR23 A4 3.497% 5/10/48	3,327,000	3,421,162
◆Commercial Mortgage Pass Through Certificates Series 2016-CR28 A4 3.762% 2/10/49	8,088,000	8,495,857
DB-JPM Mortgage Trust
Series 2016-C1 A4 3.276% 5/10/49	14,100,000	14,291,203
Series 2016-C3 A5 2.89% 9/10/49	6,360,000	6,270,728
•DB-UBS Mortgage Trust Series 2011-LC1A C 5.698% 11/10/46	6,552,000	7,019,226
GRACE Mortgage Trust
Series 2014-GRCE A 3.369% 6/10/28	16,624,000	17,050,833
Series 2014-GRCE B 3.52% 6/10/28	5,588,000	5,669,205
GS Mortgage Securities Trust
•Series 2010-C1 C 5.635% 8/10/43	3,023,000	3,152,018
Series 2015-GC32 A4 3.764% 7/10/48	3,538,000	3,719,151
•*Series 2017-GS5 XA 0.825% 3/10/50	91,123,473	5,766,038

LVIP Delaware Bond Fund–25

LVIP Delaware Bond Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
GS Mortgage Securities Trust (continued)
Series 2017-GS6 A3 3.433% 5/10/50	4,900,000	$5,024,149
JPM-BB Commercial Mortgage Securities Trust
Series 2015-C31 A3 3.801% 8/15/48	4,355,000	4,564,076
Series 2015-C33 A4 3.77% 12/15/48	16,643,000	17,432,983
JPM-DB Commercial Mortgage Securities Trust
Series 2016-C2 A4 3.144% 6/15/49	11,776,000	11,818,093
Series 2016-C4 A3 3.141% 12/15/49	7,000,000	7,016,977
Series 2017-C7 A5 3.409% 10/15/50	3,755,000	3,850,744
JPMorgan Chase Commercial Mortgage Securities Trust
•Series 2005-CB11 E 5.525% 8/12/37	1,656,000	1,693,485
Series 2013-LC11 B 3.499% 4/15/46	8,529,000	8,487,617
Series 2015-JP1 A5 3.914% 1/15/49	8,627,000	9,124,292
Series 2016-JP2 A4 2.822% 8/15/49	10,654,000	10,432,572
Series 2016-WIKI A 2.798% 10/5/31	4,525,000	4,530,122
Series 2016-WIKI B 3.201% 10/5/31	4,395,000	4,411,818
•LB-UBS Commercial Mortgage Trust Series 2006-C6 AJ 5.452% 9/15/39	4,797,979	3,812,018
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-C17 A5 3.741% 8/15/47	4,533,000	4,737,553
Series 2015-C23 A4 3.719% 7/15/50	18,182,000	19,005,590
Series 2015-C26 A5 3.531% 10/15/48	5,698,000	5,888,513
Series 2016-C29 A4 3.325% 5/15/49	4,910,000	4,991,451
Morgan Stanley Capital I Trust
•Series 2006-HQ10 B 5.448% 11/12/41	2,345,000	2,227,516
Series 2011-C3 A4 4.118% 7/15/49	5,645,000	5,909,736
UBS Commercial Mortgage Trust Series 2012-C1 A3 3.40% 5/10/45	5,033,337	5,163,482
Wells Fargo Commercial Mortgage Trust
Series 2012-LC5 B 4.142% 10/15/45	3,276,000	3,364,397

	Principal Amount°	Value (U.S. $)

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Wells Fargo Commercial Mortgage Trust (continued)
Series 2014-LC18 A5 3.405% 12/15/47	4,251,000	$4,353,655
Series 2015-NXS3 A4 3.617% 9/15/57	3,185,000	3,305,665
Series 2016-BNK1 A3 2.652% 8/15/49	7,895,000	7,646,764
Series 2017-C38 A5 3.453% 7/15/50	5,730,000	5,858,727
WF-RBS Commercial Mortgage Trust Series 2012-C10 A3 2.875% 12/15/45	11,490,000	11,533,412

Total Non-Agency Commercial Mortgage-Backed Securities (Cost $405,900,606)		401,396,339

ΔREGIONAL BONDS–0.36%
Canada–0.36%
Province of New Brunswick Canada 2.50% 12/12/22	10,780,000	10,751,216
Province of Quebec Canada 2.75% 4/12/27	12,575,000	12,486,141

Total Regional Bonds (Cost $23,343,463)		23,237,357

ΔSOVEREIGN BONDS–0.18%
Bermuda–0.03%
Bermuda Government International Bond 3.717% 1/25/27	2,200,000	2,235,750

		2,235,750

Colombia–0.04%
Colombia Government International Bond 5.00% 6/15/45	2,154,000	2,283,240

		2,283,240

Croatia–0.03%
Croatia Government International Bond 5.50% 4/4/23	1,748,000	1,930,890

		1,930,890

Jordan–0.02%
Jordan Government International Bond 5.75% 1/31/27	1,300,000	1,292,857

		1,292,857

LVIP Delaware Bond Fund–26

LVIP Delaware Bond Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

ΔSOVEREIGN BONDS (continued)
Saudi Arabia–0.06%
Saudi Government International Bond 2.875% 3/4/23	3,992,000	$3,930,184

		3,930,184

Total Sovereign Bonds (Cost $11,438,806)		11,672,921

SUPRANATIONAL BANK–0.07%
Banque Ouest Africaine de Developpement 5.00% 7/27/27	4,150,000	4,319,693

Total Supranational Bank (Cost $4,070,071)		4,319,693

U.S. TREASURY OBLIGATIONS–7.75%
U.S. Treasury Bonds
2.75% 8/15/47	182,515,000	182,782,348
2.75% 11/15/47	81,515,000	81,661,474
U.S. Treasury Inflation Index Note 0.125% 4/15/22	65,642,907	65,195,072
U.S. Treasury Notes
1.625% 10/15/20	7,560,000	7,493,850
2.00% 10/31/22	28,130,000	27,888,808
2.00% 11/30/22	72,495,000	71,843,676
2.25% 11/15/27	58,815,000	57,994,807

Total U.S. Treasury Obligations (Cost $490,949,866)		494,860,035

	Number of Shares
PREFERRED STOCK–0.54%
µBank of America 6.50%	8,780,000	9,987,250
µGeneral Electric 5.00%	15,380,000	15,869,853
µIntegrys Holding 6.00%	248,850	6,746,946
µMorgan Stanley 5.55%	1,515,000	1,575,600
•USB Realty 2.506% 8/1/73 (LIBOR03M + 1.147%)	615,000	555,806

Total Preferred Stock (Cost $33,180,048)		34,735,455

	Principal Amount°	Value (U.S. $)

SHORT-TERM INVESTMENTS–3.34%
Certificates of Deposit–0.33%
Banco Estado Chile 1.45% 1/3/18	21,000,000	$20,999,786

		20,999,786

≠Discounted Commercial Paper–3.01%
Abbey National Treasury Services 1.35% 1/2/18	13,850,000	13,849,481
Cornell University
1.303% 1/17/18	8,140,000	8,134,546
1.324% 2/7/18	13,450,000	13,428,883
Credit Suisse New York 1.511% 3/28/18	28,000,000	27,882,876
Dartmouth College 1.273% 1/11/18	4,000,000	3,998,760
Duke University 1.325% 2/15/18	20,409,000	20,369,080
St. Joseph County Indiana 1.283% 1/8/18	25,086,000	25,079,227
University of Chicago
1.253% 1/4/18	27,265,000	27,262,546
1.385% 2/15/18	10,000,000	9,980,300
1.402% 1/18/18	10,000,000	9,992,500
Yale University 1.281% 1/8/18	32,000,000	31,987,475

		191,965,674

Total Short Term Investments (Cost $213,000,203)		212,965,460

TOTAL VALUE OF SECURITIES–101.55% (Cost $6,381,823,206)	6,480,415,296
«LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(1.55%)	(99,036,974)

NET ASSETS APPLICABLE TO 469,005,165 SHARES OUTSTANDING–100.00%	$6,381,378,322

NET ASSET VALUE PER SHARE–LVIP DELAWARE BOND FUND STANDARD CLASS ($2,762,644,637 / 203,036,510 Shares)	$13.607

NET ASSET VALUE PER SHARE–LVIP DELAWARE BOND FUND SERVICE CLASS ($3,618,733,685 / 265,968,655 Shares)	$13.606

LVIP Delaware Bond Fund–27

LVIP Delaware Bond Fund

Statement of Net Assets (continued)

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2017:
Shares of beneficial interest (unlimited authorization–no par)	$6,327,909,975
Undistributed net investment income	6,132,316
Accumulated net realized loss on investments	(48,901,419)
Net unrealized appreciation of investments, foreign currencies and derivatives	96,237,450

TOTAL NET ASSETS	$6,381,378,322

Δ	Securities have been classified by country of origin.

•

Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2017. Rate will reset at a future date.

f	Step coupon bond. Coupon increases/decreases periodically based on predetermined schedule. Stated rate in effect at December 31, 2017.

*	Interest only security. An interest only security is the interest only portion of a fixed income security which is sold separately from the principal portion of the security.

«

Includes $7,950,000 cash collateral held at broker for futures contracts, $760,006 variation margin due to broker on futures contracts, $1,064,727 cash collateral held at broker for swap contracts, $2,885,593 due to manager and affiliates, $185,888 other accrued expenses payable, $367,243,761 payable for investments purchased and $2,864,805 payable for fund shares redeemed as of December 31, 2017.

◆

Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to Financial Statements.”

≠	The rate shown is the effective yield at the time of purchase.

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

LVIP Delaware Bond Fund–28

LVIP Delaware Bond Fund

Statement of Net Assets (continued)

The following futures contracts and swap contracts were outstanding at December 31, 2017:1

Futures Contracts

Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation	Value/ Unrealized Depreciation
Interest Rate Contracts:
(427)	Long Gilt	$(72,156,498)	$(71,687,504)	3/28/18	$—	$(468,994)
(3,064)	U.S. Treasury 5 yr Notes	(355,926,688)	(357,335,427)	3/30/18	1,408,739	—
(1,490)	U.S. Treasury Long Bonds	(227,970,000)	(225,008,780)	3/21/18	—	(2,961,220)

Total Futures Contracts					$1,408,739	$(3,430,214)

Swap Contracts

Interest Rate Swap (IRS) Contracts

Reference Obligation/ Payment Frequency (Fixed Rate/Floating Rate)	Notional Amount[2]	Fixed Interest Rate Paid (Received)	Floating Interest Rate Paid (Received)[3]	Termination Date	Value	Unrealized Depreciation
Centrally Cleared:
30 yr IRS -Semiannual/Quarterly	3,305,000	2.661%	(1.374%)	1/27/47	$(87,249)	$(87,249)
30 yr IRS -Semiannual/Quarterly	5,280,000	2.687%	(1.377%)	1/30/47	(168,186)	(168,186)

Total IRS Contracts						$(255,435)

The use of futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

2Notional amount shown is stated in U.S. Dollars unless noted that the swap is denominated in another currency.

3Rate resets based on LIBOR03M.

LVIP Delaware Bond Fund–29

LVIP Delaware Bond Fund

Statement of Net Assets (continued)

Summary of Abbreviations:

ARM–Adjustable Rate Mortgage

BB–Barclays Bank

CLO–Collateralized Loan Obligation

DB–Deutsche Bank

FREMF–Freddie Mac Multifamily

GNMA–Government National Mortgage Association

GS–Goldman Sachs

IRS–Interest Rate Swap

JPM–JPMorgan

LB–Lehman Brothers

LIBOR–London Interbank Offered Rate

LIBOR01M–ICE LIBOR USD 1 Month

LIBOR03M–ICE LIBOR USD 3 Month

LIBOR12M–ICE LIBOR USD 12 Month

RBS–Royal Bank of Scotland

REMICs–Real Estate Mortgage Investment Conduit

S.F.–Single Family

WF–Wells Fargo

yr–Year

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Bond Fund–30

LVIP Delaware Bond Fund

Statement of Operations

Year Ended December 31, 2017

INVESTMENT INCOME:
Interest	$181,595,462
Dividends	440,505

182,035,967

EXPENSES:
Management fees	19,729,544
Distribution fees-Service Class	12,035,131
Accounting and administration expenses	1,563,860
Shareholder servicing fees	1,230,026
Reports and statements to shareholders	517,749
Trustees’ fees and expenses	179,270
Professional fees	159,108
Pricing fees	94,290
Custodian fees	79,711
Consulting fees	22,182
Other	78,814

35,689,685
Less:
Expenses paid indirectly	(18,441)

Total operating expenses	35,671,244

NET INVESTMENT INCOME	146,364,723

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	8,346,533
Foreign currencies	(43,616)
Foreign currency exchange contracts	(33,092)
Futures contracts	(20,960,903)
Swap contracts	(401,893)

Net realized loss	(13,092,971)

Net change in unrealized appreciation (depreciation) of:
Investments	124,436,097
Foreign currencies	1,003
Futures contracts	2,931,731
Swap contracts	(8,220)

Net change in unrealized appreciation (depreciation)	127,360,611

NET REALIZED AND UNREALIZED GAIN	114,267,640

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$260,632,363

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Bond Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/17	12/31/16
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$146,364,723	$147,362,010
Net realized gain (loss)	(13,092,971)	99,358,002
Net change in unrealized appreciation (depreciation)	127,360,611	(25,834,224)

Net increase in net assets resulting from operations	260,632,363	220,885,788

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(78,272,526)	(92,207,658)
Service Class	(89,625,947)	(78,101,663)
Net realized gain:
Standard Class	—	(37,259,236)
Service Class	—	(36,167,223)

	(167,898,473)	(243,735,780)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	145,459,264	325,872,638
Service Class	461,925,039	493,328,111
Reinvestment of dividends and distributions:
Standard Class	78,272,526	129,466,894
Service Class	89,625,947	114,268,886

	775,282,776	1,062,936,529

Cost of shares redeemed:
Standard Class	(833,436,285)	(1,706,326,999)
Service Class	(230,008,531)	(294,808,439)

	(1,063,444,816)	(2,001,135,438)

Decrease in net assets derived from capital share transactions	(288,162,040)	(938,198,909)

NET DECREASE IN NET ASSETS	(195,428,150)	(961,048,901)
NET ASSETS:
Beginning of year	6,576,806,472	7,537,855,373

End of year	$6,381,378,322	$6,576,806,472

Undistributed net investment income	$6,132,316	$27,217

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Bond Fund–31

LVIP Delaware Bond Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Bond Fund Standard Class

			Year Ended
	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Net asset value, beginning of period	$13.417	$13.590	$13.903	$13.466	$14.212

Income (loss) from investment operations:
Net investment income[1]	0.340	0.308	0.315	0.315	0.303
Net realized and unrealized gain (loss)	0.247	0.061	(0.261)	0.488	(0.634)

Total from investment operations	0.587	0.369	0.054	0.803	(0.331)

Less dividends and distributions from:
Net investment income	(0.397)	(0.386)	(0.335)	(0.290)	(0.247)
Net realized gain	—	(0.156)	(0.032)	(0.076)	(0.162)
Return of capital	—	—	—	—	(0.006)

Total dividends and distributions	(0.397)	(0.542)	(0.367)	(0.366)	(0.415)

Net asset value, end of period	$13.607	$13.417	$13.590	$13.903	$13.466

Total return[2]	4.37%	2.72%	0.39%	5.97%	(2.31% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,762,644	$3,324,029	$4,550,985	$4,304,241	$3,728,463
Ratio of expenses to average net assets	0.37%	0.35%	0.35%	0.35%	0.37%
Ratio of net investment income to average net assets	2.48%	2.20%	2.25%	2.25%	2.18%
Portfolio turnover	179%	285%	364%	426%	431%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Bond Fund–32

LVIP Delaware Bond Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Bond Fund Service Class

	Year Ended
	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Net asset value, beginning of period	$13.417	$13.589	$13.902	$13.466	$14.212

Income (loss) from investment operations:
Net investment income[1]	0.292	0.259	0.266	0.265	0.255
Net realized and unrealized gain (loss)	0.246	0.062	(0.261)	0.489	(0.635)

Total from investment operations	0.538	0.321	0.005	0.754	(0.380)

Less dividends and distributions from:
Net investment income	(0.349)	(0.337)	(0.286)	(0.242)	(0.198)
Net realized gain	—	(0.156)	(0.032)	(0.076)	(0.162)
Return of capital	—	—	—	—	(0.006)

Total dividends and distributions	(0.349)	(0.493)	(0.318)	(0.318)	(0.366)

Net asset value, end of period	$13.606	$13.417	$13.589	$13.902	$13.466

Total return[2]	4.00%	2.37%	0.03%	5.60%	(2.64% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$3,618,734	$3,252,777	$2,986,870	$2,784,103	$2,566,920
Ratio of expenses to average net assets	0.72%	0.70%	0.70%	0.70%	0.72%
Ratio of net investment income to average net assets	2.13%	1.85%	1.90%	1.90%	1.83%
Portfolio turnover	179%	285%	364%	426%	431%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Bond Fund–33

LVIP Delaware Bond Fund

Notes to Financial Statements

December 31, 2017

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 92 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Delaware Bond Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to maximize current income yield consistent with a prudent investment strategy.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sale price on the valuation date. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. U.S. government and agency securities are valued at the mean between their bid and ask prices, which approximates fair value. Other debt securities and interest rate swap contracts are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Valuations for fixed income securities, including short-term debt securities, utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Open-end investment companies are valued at their published net asset value (“NAV”). Investments in government money market funds have a stable NAV. Futures contracts are valued at the daily quoted settlement prices. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available. Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended December 31, 2017 and for all open tax years (years ended December 31, 2014–December 31, 2016) and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2017, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally separates the portion of realized gains and losses on investments in debt securities resulting from changes in foreign exchange rates from that which is due to changes in market prices of debt securities. Gains or losses attributable to changes in foreign exchange rates are included in the Statement of Operations under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, these changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

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LVIP Delaware Bond Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that Fund is aware of such dividends, net of all tax withholdings not eligible for rebates. In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund received earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this arrangement is included in “Custodian fees” on the Statement of Operations with the corresponding expense offset shown as “Expenses paid indirectly.”

2. Management Fees and Other Transactions with Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.48% of the first $200 million of the average daily net assets of the Fund; 0.40% of the next $200 million; and 0.30% of average daily net assets in excess of $400 million. The fee is calculated daily and paid monthly.

Delaware Investments Fund Advisers (“DIFA”) (the “Sub-Adviser”), a series of Macquarie Investment Management Business Trust (formerly, Delaware Management Business Trust), is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays DIFA a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2017, costs for these administrative and legal services were as follows:

Administrative	$365,192
Legal	64,220

Lincoln Life also provides certain contract holder and additional corporate services to the Fund. Effective May 1, 2017, the Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund’s average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $467,576 for the year ended December 31, 2017.

The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Fund. The fee is calculated daily and paid monthly.

At December 31, 2017, the Fund had liabilities payable to affiliates as follows:

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Notes to Financial Statements (continued)

2. Management Fees and Other Transactions with Affiliates (continued)

Management fees payable to LIAC	$1,663,563
Distribution fees payable to LFD	1,065,817
Shareholder servicing fees payable to Lincoln Life	156,213

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2017, the Fund engaged in securities purchases of $302,099.

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

3. Investments

For the year ended December 31, 2017, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than U.S. government securities	$3,241,258,990
Purchases of U.S. government securities	7,899,946,572
Sales other than U.S. government securities	3,605,343,272
Sales of U.S. government securities	7,731,264,501

At December 31, 2017, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:

Cost of investments and derivatives	$6,385,222,709

Aggregate unrealized appreciation of investments and derivatives	$132,867,361
Aggregate unrealized depreciation of investments and derivatives	(39,951,684)

Net unrealized appreciation of investments and derivatives	$92,915,677

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations

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LVIP Delaware Bond Fund

Notes to Financial Statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2017:

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Agency Collateralized Mortgage Obligations	$—	$670,473,613	$5,058,405	$675,532,018
Agency Commercial Mortgage-Backed Securities	—	87,314,275	—	87,314,275
Agency Mortgage-Backed Securities	—	1,444,378,777	—	1,444,378,777
Corporate Bonds	—	2,339,899,006	—	2,339,899,006
Municipal Bonds	—	146,204,376	—	146,204,376
Non-Agency Asset-Backed Securities	—	506,432,878	—	506,432,878
Non-Agency Collateralized Mortgage Obligations	—	60,594,772	2,965,208	63,559,980
Non-Agency Commercial Mortgage-Backed Securities	—	401,396,339	—	401,396,339
Regional Bonds	—	23,237,357	—	23,237,357
Loan Agreements	—	33,906,726	—	33,906,726
Sovereign Bonds	—	11,672,921	—	11,672,921
Supranational Banks	—	4,319,693	—	4,319,693
U.S. Treasury Obligations	—	494,860,035	—	494,860,035
Preferred Stock	—	34,735,455	—	34,735,455
Short-Term Investments	—	212,965,460	—	212,965,460

Total Investments	$—	$6,472,391,683	$8,023,613	$6,480,415,296

Derivatives:
Assets:
Futures Contracts	$1,408,739	$—	$—	$1,408,739

Liabilities:
Futures Contracts	$(3,430,214)	$—	$—	$(3,430,214)

Swap Contracts	$—	$(255,435)	$—	$(255,435)

During the year ended December 31, 2017, there were no material transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and short-term gain on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2017 and 2016 was as follows:

	Year Ended
	12/31/17	12/31/16
Ordinary income	$167,898,473	$243,735,780

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LVIP Delaware Bond Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis

As of December 31, 2017, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$6,327,909,975
Undistributed ordinary income	6,071,544
Capital loss carryforwards	(45,518,874)
Net unrealized appreciation	92,915,677

Net assets	$6,381,378,322

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales, tax treatment of CDS and IRS swaps, tax treatment of mark-to-market of futures contracts, straddle loss deferrals, and Treasury Inflation Protected securities.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, CDS contracts, and paydown gain (loss) on asset- and mortgage-backed securities. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2017, the Fund recorded the following reclassifications:

Distribution in excess Investment Income	Accumulated Net Realized Loss
$27,638,849	$(27,638,849)

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

As of December 31, 2017, the Fund had the following capital loss carryforwards for federal income tax purposes:

Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$45,518,874	$—	$45,518,874

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/17	12/31/16
Shares sold:
Standard Class	10,565,178	23,278,182
Service Class	33,715,860	35,264,785
Shares reinvested:
Standard Class	5,748,992	9,659,545
Service Class	6,581,916	8,523,712

	56,611,946	76,726,224

Shares redeemed:
Standard Class	(61,031,670)	(120,061,153)
Service Class	(16,774,929)	(21,139,433)

	(77,806,599)	(141,200,586)

Net decrease	(21,194,653)	(64,474,362)

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio

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Notes to Financial Statements (continued)

7. Derivatives (continued)

transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. No foreign currency exchange contracts were outstanding at December 31, 2017.

During the year ended December 31, 2017, the Fund used foreign currency exchange contracts to facilitate or expedite the settlement of portfolio transactions.

Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund’s investments; to facilitate investments in portfolio securities; and to reduce cost. In addition, the Fund may take long or short positions in futures to seek to control overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

During the year ended December 31, 2017, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions and to facilitate investments in portfolio securities.

Swap Contracts–The Fund may enter into interest rate swap contracts and CDS contracts in the normal course of pursuing its investment objective. The Fund may use interest rate swaps to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return, or to gain exposure to certain securities or markets.

Interest Rate Swaps–An interest rate swap contract is an exchange of interest rates between counterparties. An interest rate swap generally involves one party making payments based on a fixed interest rate in return for payments from a counterparty based on a variable or floating interest rate. The Fund may enter into either side of such a swap contract. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty for trades.

During the year ended December 31, 2017, the Fund used interest rate swap contracts to manage the Fund’s sensitivity to interest rates or to hedge against changes in interest rates.

Credit Default Swaps–A CDS contract is a risk-transfer instrument through which one party (a purchaser of protection) transfers to another party (a seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular referenced security or basket of securities, such as an index. In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the counterparty the agreed-upon value for the reference security or basket of securities. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

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LVIP Delaware Bond Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for cleared swaps, trading these instruments through a central counterparty. No CDS contracts were outstanding at December 31, 2017.

During the year ended December 31, 2017, the Fund used CDS contracts to hedge against credit events.

Swaps Generally–The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Schedule of Investments.

Fair values of derivative instruments as of December 31, 2017 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value

Futures contracts (Interest rate contracts)	Liabilities net of receivables and other assets	$1,408,739	Liabilities net of receivables and other assets	$(3,430,214)

Swap contracts (Interest rate contracts)	Liabilities net of receivables and other assets	—	Liabilities net of receivables and other assets	(255,435)

Total		$1,408,739		$(3,685,649)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2017 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$(33,092)	$—
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(20,960,903)	2,931,731
Swap contracts (Credit contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	25,609	(33,791)
Swap contracts (Interest rate contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	(427,502)	25,571

Total		$(21,395,888)	$2,923,511

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund for the year ended December 31, 2017.

	Long Derivative Volume		Short Derivative Volume
Futures contracts (average notional value)	USD	130,377,545	USD	494,442,538
CDS Contracts (average notional value)*	USD	—	USD	77,649
Interest rate swap contracts (average notional value)**	USD	—	USD	18,715,817

*Long represents buying protection and short represents selling protection.

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LVIP Delaware Bond Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

**Long represents paying floating interest payments and short represents receiving floating interest payments.

In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

At December 31, 2017, the Fund had no open derivatives subject to the offsetting provisions.

8. Credit and Market Risk

When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Financial Services LLC or Ba or lower by Moody’s Investors Service, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund invests in fixed income securities whose values are derived from an underlying pool of mortgages or consumer loans. The values of these securities are sensitive to changes in economic conditions, including delinquencies and defaults, and may be adversely affected by changes in interest rates and shifts in the market’s perception of issuers. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (“CMOs”). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on a CMO’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933 (the “Act”), as amended, and other securities which may not be readily marketable. The Fund may also invest in securities exempt from registration under Section 4(2) of the Act, which exempts from registration transactions by an issuer not involving any public offering. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investment in illiquid securities.

LVIP Delaware Bond Fund–41

LVIP Delaware Bond Fund

Notes to Financial Statements (continued)

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Recent Regulatory Reporting Updates

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amended Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. As of August 1, 2017, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.

11. Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

12. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Delaware Bond Fund–42

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of LVIP Delaware Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of LVIP Delaware Bond Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.

Philadelphia, Pennsylvania

February 22, 2018

LVIP Delaware Bond Fund–43

LVIP Delaware Bond Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2017, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 22-23 and September 11-12, 2017, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various sub-advisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the sub-advisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the sub-advisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information (including total return and standard deviation) provided by Morningstar for the standard class of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2017. The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Funds, and had delegated those duties to unaffiliated sub-advisers responsible for investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the sub-adviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the sub-advisers’ investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the investment

LVIP Delaware Bond Fund–44

LVIP Delaware Bond Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

management fees were below the median investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Delaware Investment Fund Advisers (“DIFA”) on behalf of the Funds, the Board considered the nature, extent and quality of services provided by DIFA under the subadvisory agreement. The Board reviewed the services provided by DIFA, the backgrounds of the investment professionals servicing the Fund, and the reputation, resources and investment approach of DIFA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage arrangements, risk management and compliance matters.

Performance. The Board reviewed the LVIP Delaware Bond Fund’s total return and standard deviation compared to the total return and standard deviation of a peer group of funds included in the Morningstar Intermediate-Term Bond funds category and the Bloomberg Barclays US Aggregate Bond TR USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and above the benchmark index for the one and five year periods, below the return of the Morningstar peer group median and the benchmark index for the three year period and above the return of the Morningstar peer group median and the benchmark index for the ten year period. The Board concluded that the services provided by DIFA were satisfactory.

Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedules (which include breakpoints for the Delaware Bond Fund and Delaware Diversified Floating Rate Fund) compared to the management fees of funds with similar investment strategies for which DIFA serves as the investment adviser. The Board considered that LIAC compensates DIFA from its fees and that the subadvisory fee schedules were negotiated between LIAC and DIFA. The Board concluded that the subadvisory fees for each DIFA Fund were reasonable.

Profitability and Fallout Benefits. The Board considered information regarding DIFA’s estimated profitability from providing subadvisory services to the Funds. The Board reviewed materials provided by DIFA as to any additional benefits it receives and noted DIFA’s statement that its relationship with the Funds has added to its prestige and visibility in the investment community and may make DIFA more attractive to potential clients and enhance DIFA’s ability to obtain research with soft dollars.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.

LVIP Delaware Bond Fund–45

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.

The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.

The term Fund Complex includes the 92 series of Lincoln Variable Insurance Products Trust.

Interested Trustee

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	Formerly: Lincoln Advisors Trust

* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of both the Advisor and The Lincoln National Life Insurance Company, the parent company of the Trust’s Adviser.

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	92	Formerly: Lincoln Advisors Trust

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	Formerly: Lincoln Advisors Trust

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	Formerly: Lincoln Advisors Trust

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Formerly: Lincoln Advisors Trust

LVIP Delaware Bond Fund–46

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Charles I. Plosser*** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Public Governor for the Financial Industry Regulatory Authority (FINRA); Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	92	Rochester Gas and Electric Corporation

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Associated Grocers of New England (Director Emeritus); Formerly: Lincoln Trust Advisors

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	Formerly: Lincoln Advisors Trust

Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	92	St. Vincent Health; Formerly: Lincoln Advisors Trust

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	92	Formerly: Lincoln Advisors Trust

Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012	92	Trustee of FundVantage Trust

** Steve A. Cobb, is the son-in-law of Kenneth G. Stella.

*** Charles I. Plosser was appointed Trustee effective January 1, 2018.

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.

Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.

LVIP Delaware Bond Fund–47

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.

Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Vice President, Secretary, and Chief Legal Officer	Since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President and Chief Compliance Officer, Lincoln National Corporation; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Deputy General Counsel, Janney Montgomery Scott LLC.

Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.

Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.

John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

LVIP Delaware Bond Fund–48

LVIP Delaware Diversified Floating Rate Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2017

LVIP Delaware Diversified Floating Rate Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware Diversified Floating Rate Fund

2017 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation

Subadvised by: Delaware Investments Fund Advisers

The Fund returned 2.54% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2017, while its broad-based benchmark index, the ICE Bank of America Merrill Lynch U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index1, returned 1.11%.

Consensus for U.S. fourth quarter GDP growth continues to be above 2.5% - as measured by the Atlanta Fed’s GDP Now indicator - after posting two consecutive quarters in excess of 3% growth. The economy is, in part, being helped by a push higher in demand due to the impacts of a devastating hurricane season and the recent passing of tax legislation. Additionally global growth is solid as evidenced by German business sentiment remaining upbeat, despite uncertainty about a new government. Furthermore, consumer confidence is supported by a healthy labor market, which bodes well as we turn the page of the calendar to a new year.

With only two measurable bouts of volatility as measured by the CBOE Volatility Index2 during the year and an environment that saw the Bloomberg United States Financial Conditions Index3 indicative of a supportive risk environment, risk assets generally performed well during the year. The Federal Reserve took advantage of this benign environment and successfully pushed short rates higher three separate times during 2017, with the final hike occurring on December 13th, 2017, which left the mid-point target rate for Federal Funds at 1.375%. This same level of Fed optimism has spilled over into 2018 as the Committee is currently expected to raise rates a similar amount this calendar year. Interestingly, The Fed has now raised rates five times since late 2015 without seeing a material change in financial conditions. In addition to the rate hike last month the Fed left the median dots unchanged, leaving the market and the central bank at odds on the number of hikes expected in 2018. As a result of an active Fed, the Treasury curve continued to flatten with over 30 basis points movement during the fourth quarter alone. A Federal Reserve that is anticipating raising rates three times this year could result in a policy error without any tangible evidence of inflationary pressures. Furthermore, with the European economy continuing to grow, coupled with multi-year highs for the European Commission Consumer Confidence Indicator, investors may question the commitment of the European Central Bank (ECB) to their recently extended, yet downsized, significant bond buying program. Japan’sTankan Inflation Outlook Survey of businesses’ expectation shows deflationary worries have eased but inflationary concerns also remain in check. This provides further cover for the Bank of Japan to continue their Quantitative Easing (QE) program unabated.

Several indicators point toward a continuation for a favorable growth backdrop during the first half of 2018 as optimism around fiscal stimulus in the form of tax reform has renewed animal spirits. Although the comparison to the 2003 tax cut is less than perfect, the economy did experience a short-term boost to growth. Our expectation remains that tax reform legislation recently passed will have a positive fundamental impact on corporate credit profiles with the benefits varying by industry. We must not lose sight, however, that this stimulus is coming at a time when economic growth is firm and the employment environment appears stable. An uptick in inflation may result in additional rate volatility and a shift in central bank expectations.

ICE LIBOR USD 3-month volatility was relatively benign. The measure generally increased over the balance of the year as investors effectively priced in the Federal Reserve’s rate hikes. The Index finished the calendar year at 1.69%, after starting the year near 1%.

The Fund returned 3.18% gross of fees, compared to the benchmark return of 1.11% for the same period. All of the major asset classes in the Fund generated positive returns, with the exception of a small position in US Treasuries and municipals.

Exposure to investment grade credit averaged 64% during the year with utilities generating nearly a 4% return but represented just 4% of the Fund. The top performing asset in the sector was a junior subordinated security to the multinational power company, Enel SpA. Financials, however, at 24% of the Fund, generated returns approaching 4%, led by not only subordinated Royal Bank of Scotland Group bonds, but Barclays PLC junior subordinated bonds. High grade industrials performed well, in part, due to forest and paper products manufacturer, Georgia-Pacific LLC, and other commodity related credits such as metals and mining issuer BHP Billiton Fin USA Ltd.

All major sub-sectors within structured products outperformed the benchmark return. An allocation to triple-A rated asset-backed securities averaged 11% during the year and returned 1.61%. However, exposure to triple-A tranches of collateralized-loan obligations returned an impressive 3.07% during the year.

Commodity related credits in higher beta sectors such as emerging markets generally performed well. Examples included Brazilian iron ore producer, Vale Overseas Limited, as well as aluminium processer CIA Brasileira De Alumin. This performance was somewhat offset by performance from meat producer BRF GMBH, and ESAL GMBH.

Bank loans returned 2.96%, significantly outperforming the benchmark. Media and entertainment names Nielsen Finance, LLC, Univision Communications Inc., and Sinclair Televisions Group Inc., performed well. Returns were mixed within the cable and satellite sector but most loans outperformed such as Charter Communications Operating LLC. The gaming sector was also mixed with Seminole Tribe of Florida Inc., and Las Vegas Sands LLC underperforming.

As we look ahead, the economy is poised to start 2018 on a solid footing. Investor sentiment is supported by new tax reform legislation, low yields, and limited inflationary pressure. Confidence levels remain elevated around the globe and central banks continue to increase global liquidity. The year is not without risks, however. Asset prices are trading well through historical averages, leaving investors with limited margin for error in the event that growth should disappoint, central banks execute a policy error, or we experience an increase in geopolitical risks. As a result, investors should rely on strong fundamental analysis to limit idiosyncratic risks and move up in capital structures where appropriate.

The Fund is permitted to use derivatives.

Portfolio Managers:

Delaware Investments Fund Advisers:	Roger A. Early
Paul Grillo
J. David Hillmeyer
Adam H. Brown

LVIP Delaware Diversified Floating Rate Fund–1

LVIP Delaware Diversified Floating Rate Fund

2017 Annual Report Commentary (unaudited) (continued)

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 5/3/10 through 12/31/17

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Delaware Diversified Floating Rate Fund on 5/3/10 (commencement of operations). As the chart shows, by 12/31/17, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,138 for the Standard Class shares and to $10,926 for the Service Class shares. For comparison, look at how the ICE Bank of America Merrill Lynch USD 3-Month Deposit Offered Rate Constant Maturity Index did over the same period. The same $10,000 investment would have increased to $10,363, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during some of the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment		Ended 12/31/17

Standard Class Shares
One Year	+	2.54%
Five year	+	1.08%
Inception (5/3/10)	+	1.41%

Service Class Shares
One Year	+	2.28%
Five Year	+	0.83%
Inception (5/3/10)	+	1.16%

1. The Intercontinental Exchange (ICE) Bank of America Merrill Lynch USD 3-Month Deposit Offered Rate Constant Maturity Index (formerly known as The Bank of America Merrill Lynch U.S. Dollar LIBOR 3-Month Index) tracks the performance of a synthetic asset paying London interbank offered rate (LIBOR) to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

2. The CBOE Volatility Index is a key measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices.

3. The Bloomberg United States Financial Conditions Index measures the relative strength of the US money markets, bond markets, and equity markets, and is considered an accurate gauge of the overall conditions in US financial and credit markets.

Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. (“DMHI”) and its subsidiaries, including Delaware Management Company, sub-adviser to the Fund. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

Advisory services provided by Delaware Investments Fund Advisers (“DIFA”), a series of Macquarie Investment Management Business Trust (“MIMBT”), (formerly, Delaware Management Business Trust). MIMBT is a federally registered investment adviser. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by US laws and regulations.

All third-party trademarks are the property of their respective owners.

© 2018 Delaware Management Holdings, Inc.

LVIP Delaware Diversified Floating Rate Fund–2

LVIP Delaware Diversified Floating Rate Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2017 to December 31, 2017

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled, “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Annualized Expense Ratio	Expenses Paid During Period 7/1/17 to 12/31/17*
Actual
Standard Class Shares	$1,000.00	$1,012.40	0.63%	$3.20
Service Class Shares	1,000.00	1,011.10	0.88%	4.46
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.03	0.63%	$3.21
Service Class Shares	1,000.00	1,020.77	0.88%	4.48

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Delaware Diversified Floating Rate Fund–3

LVIP Delaware Diversified Floating Rate Fund

Security Type/Sector Allocation and Credit Quality Breakdown (unaudited)

As of December 31, 2017

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets

Agency Collateralized Mortgage Obligations	1.85%

Agency Commercial Mortgage-Backed Security	0.58%

Agency Mortgage-Backed Securities	1.43%

Convertible Bonds	0.56%

Convertible Preferred Stock	0.17%

Corporate Bonds	55.76%
Agriculture	0.47%
Airlines	0.32%
Auto Manufacturers	3.38%
Banks	22.04%
Beverages	2.40%
Chemicals	0.36%
Commercial Services	0.02%
Computers	0.94%
Construction & Engineering	0.19%
Containers & Packaging	0.07%
Diversified Financial Services	1.12%
Electric	3.46%
Electronics	0.05%
Food	0.13%
Gas	0.26%
Health Care Products	1.54%
Home Furnishings	0.12%
Insurance	1.88%
Internet	0.03%
Iron & Steel	0.02%
Manufacturing	1.40%
Media	0.53%
Mining	0.31%
Oil & Gas	4.03%
Paper & Forest Products	0.17%
Pharmaceuticals	1.63%
Pipelines	0.71%
Real Estate Investment Trusts	0.66%
Retail	1.49%
Savings & Loans	0.04%
Semiconductors	0.36%
Software	2.97%
Telecommunications	2.56%
Transportation	0.02%

Security Type/Sector	Percentage of Net Assets

Trucking & Leasing	0.08%

Loan Agreements	8.95%

Non-Agency Asset-Backed Securities	19.07%

Non-Agency Commercial Mortgage-Backed Securities	1.37%

Regional Bonds	0.80%

Sovereign Bonds	2.00%

Supranational Banks	2.81%

U.S. Treasury Obligations	1.45%

Preferred Stock	0.89%

Money Market Fund	3.15%

Total Value of Securities	100.84%

Liabilities Net of Receivables and Other Assets	(0.84%)

Total Net Assets	100.00%

Credit Quality Breakdown (as a % of fixed income investments)*

U.S. Government	5.49%

AAA	25.81%

AA	13.58%

A	26.66%

BBB	15.96%

BB	1.77%

B	0.41%

Not Rated	10.32%

Total	100.00%

*For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s Rating Services (“S&P”) or Moody’s Investor Service, Inc. (“Moody”) or Fitch Inc. (“Fitch”). Agency Collateralized Mortgage Obligation, Agency Commercial Mortgage-Backed and U.S. Treasury Obligations securities appear under “U.S. Government”.“Not Rated” is used to classify securities for which a rating is not available and does not necessarily indicate low credit quality. Credit quality ratings are subject to change.

LVIP Delaware Diversified Floating Rate Fund–4

LVIP Delaware Diversified Floating Rate Fund

Statement of Net Assets

December 31, 2017

	Principal Amount°	Value (U.S. $)

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–1.85%
Fannie Mae Connecticut Avenue Securities
•Series 2016-C03 1M1 3.552% (LIBOR01M + 2.00%) 10/25/28	536,885	$545,433
•Series 2016-C04 1M1 3.002% (LIBOR01M + 1.45%) 1/25/29	404,154	408,084
•Series 2017-C01 1M1 2.852% (LIBOR01M + 1.30%) 7/25/29	395,396	399,452
*Fannie Mae Interest Strip Series 409 C3 3.00% 5/25/27	7,943,788	689,464
Fannie Mae REMICs
•Series 2005-106 QF 2.062% (LIBOR01M + 0.51%) 12/25/35	1,287,701	1,300,434
•Series 2006-40 F 1.852% (LIBOR01M + 0.30%) 5/25/36	83,526	83,485
*Series 2012-150 DI 3.00% 1/25/28	19,796,218	1,924,992
•*Series 2017-69 SG 4.598% (6.15% minus LIBOR01M, Cap 6.15%, Floor 0.00%) 9/25/47	1,286,678	270,974
Freddie Mac REMICs
•Series 3152 JF 1.927% (LIBOR01M + 0.45%) 8/15/35	77,621	77,851
•Series 3311 VF 1.717% (LIBOR01M + 0.24%) 5/15/37	205,536	204,746
•Series 3780 LF 1.877% (LIBOR01M + 0.40%) 3/15/29	243	243
•Series 3800 AF 1.977% (LIBOR01M + 0.50%) 2/15/41	282,198	283,875
*Series 4096 EI 3.00% 8/15/27	17,445,082	1,652,171
*Series 4600 WI 3.50% 5/15/36	10,957,900	1,858,762
*Series 4700 WI 3.50% 1/15/44	6,236,946	895,415
Freddie Mac Structured Agency Credit Risk Debt Notes
•Series 2016-DNA3 M1 2.652% (LIBOR01M + 1.10%) 12/25/28	693,310	694,341
•Series 2016-HQA2 M1 2.752% (LIBOR01M + 1.20%) 11/25/28	501,177	501,741
GNMA
•Series 2010-46 MF 1.891% (LIBOR01M + 0.40%) 5/16/34	282,471	283,780

	Principal Amount°	Value (U.S. $)

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
GNMA (continued)
•*Series 2017-68 SB 4.649% (6.15% minus LIBOR01M, Cap 6.15%, Floor 0.00%) 5/20/47	1,157,499	$210,255
•*Series 2017-80 AS 4.699% (6.20% minus LIBOR01M, Cap 6.20%, Floor 0.00%) 5/20/47	13,870,441	2,907,040
•*Series 2017-91 SM 4.699% (6.20% minus LIBOR01M, Cap 6.20%, Floor 0.00%) 6/20/47	1,048,718	228,791
•*Series 2017-117 SD 4.699% (6.20% minus LIBOR01M, Cap 6.20%, Floor 0.00%) 8/20/47	1,025,464	223,247
•*Series 2017-120 QS 4.699% (6.20% minus LIBOR01M, Cap 6.20%, Floor 0.00%) 8/20/47	1,312,694	298,745

Total Agency Collateralized Mortgage Obligations (Cost $15,629,184)		15,943,321

AGENCY COMMERCIAL MORTGAGE-BACKED SECURITY–0.58%
•FREMF Mortgage Trust Series 2014-K716 B 3.95% 8/25/47	4,820,000	4,948,430

Total Agency Commercial Mortgage-Backed Security (Cost $4,992,496)		4,948,430

AGENCY MORTGAGE-BACKED SECURITIES–1.43%
Fannie Mae S.F. 30 yr
4.50% 5/1/46	749,031	805,321
5.50% 5/1/44	10,064,000	11,220,881
6.00% 12/1/37	220,888	248,619

Total Agency Mortgage-Backed Securities (Cost $12,303,244)		12,274,821

CONVERTIBLE BONDS–0.56%
Alaska Communications Systems Group 6.25%, exercise price $10.28, maturity date 5/1/18	29,000	29,653
Ares Capital 3.75%, exercise price $19.39, maturity date 2/1/22	13,000	13,398
BioMarin Pharmaceutical 1.50%, exercise price $94.15, maturity date 10/15/20	25,000	29,734

LVIP Delaware Diversified Floating Rate Fund–5

LVIP Delaware Diversified Floating Rate Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CONVERTIBLE BONDS (continued)
Blackhawk Network Holdings 1.50%, exercise price $49.83, maturity date 1/15/22	51,000	$52,052
Blackstone Mortgage Trust 4.375%, exercise price $35.67, maturity date 5/5/22	719,000	732,931
Blackstone Mortgage Trust 5.25%, exercise price $27.67, maturity date 12/1/18	52,000	61,165
Brookdale Senior Living 2.75%, exercise price $29.33, maturity date 6/15/18	722,000	722,451
Cardtronics 1.00%, exercise price $52.35, maturity date 12/1/20	65,000	57,972
Cemex 3.72%, exercise price $11.01, maturity date 3/15/20	33,000	34,485
DISH Network 2.375%, exercise price $82.22, maturity date 3/15/24	49,000	47,193
DISH Network 3.375%, exercise price $65.18, maturity date 8/15/26	18,000	19,631
GAIN Capital Holdings 5.00%, exercise price $8.20, maturity date 8/15/22	461,000	629,265
Helix Energy Solutions Group 4.25%, exercise price $13.89, maturity date 5/1/22	512,000	511,360
Insulet 1.25%, exercise price $58.37, maturity date 9/15/21	28,000	36,645
Kaman 3.25%, exercise price $65.26, maturity date 5/1/24	45,000	50,259
Knowles 3.25%, exercise price $18.43, maturity date 11/1/21	46,000	51,233
Liberty Interactive 1.75%, exercise price $341.10, maturity date 9/30/46	45,000	52,172
Liberty Media 2.25%, exercise price $104.55, maturity date 9/30/46	15,000	15,694
Medicines 2.75%, exercise price $48.97, maturity date 7/15/23	33,000	30,339
New Mountain Finance 5.00%, exercise price $15.80, maturity date 6/15/19	61,000	62,792
Pacira Pharmaceuticals 2.375%, exercise price $66.89, maturity date 4/1/22	47,000	49,350
SolarCity 1.625%, exercise price $759.35, maturity date 11/1/19	800,000	744,500

	Principal Amount°	Value (U.S. $)

CONVERTIBLE BONDS (continued)
Spirit Realty Capital 3.75%, exercise price $12.96, maturity date 5/15/21	575,000	$596,925
Synaptics 0.50%, exercise price $73.02, maturity date 6/15/22	9,000	8,325
Synchronoss Technologies 0.75%, exercise price $53.17, maturity date 8/15/19	38,000	34,271
•Vector Group 1.75%, exercise price $22.35, maturity date 4/15/20	85,000	98,334
Verint Systems 1.50%, exercise price $64.46, maturity date 6/1/21	69,000	67,361

Total Convertible Bonds (Cost $4,616,430)		4,839,490

	Number of Shares

CONVERTIBLE PREFERRED STOCK–0.17%
American Tower 5.50%, exercise price $115.11, expiration date 2/15/18	114	14,336
AMG Capital Trust II 5.15%, exercise price $200.00, expiration date 10/15/37	12,425	788,211
DTE Energy 6.50%, exercise price $116.31, expiration date 10/1/19	663	35,775
El Paso Energy Capital Trust I 4.75%, exercise price $50.00, expiration date 3/31/28	829	39,912
Welltower 6.50%, exercise price $57.42, expiration date 12/31/49	10,350	619,655

Total Convertible Preferred Stock (Cost $1,542,635)		1,497,889

	Principal Amount°

CORPORATE BONDS–55.76%
Agriculture–0.47%
BAT Capital 2.764% 8/15/22	3,875,000	3,858,048
MHP 8.25% 4/2/20	200,000	217,655

		4,075,703

Airlines–0.32%
◆Air Canada 2015-1 Class A Pass Through Trust 3.60% 3/15/27	515,277	524,655
◆American Airlines 2014-1 Class A Pass Through Trust 3.70% 10/1/26	535,802	547,858

LVIP Delaware Diversified Floating Rate Fund–6

LVIP Delaware Diversified Floating Rate Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Airlines (continued)
◆American Airlines 2015-1 Class A Pass Through Trust 3.375% 5/1/27	158,158	$158,583
◆American Airlines 2016-1 Class AA Pass Through Trust 3.575% 1/15/28	237,898	242,977
◆United Airlines 2014-1 Class A Pass Through Trust 4.00% 4/11/26	425,849	447,189
◆United Airlines 2014-2 Class A Pass Through Trust 3.75% 9/3/26	783,488	812,791

		2,734,053

Auto Manufacturers–3.38%
•Ford Motor Credit 2.321% (LIBOR03M + 0.93%) 11/4/19	7,130,000	7,197,334
General Motors Financial 3.10% 1/15/19	4,120,000	4,143,099
4.375% 9/25/21	5,500,000	5,790,373
Hyundai Capital America 3.00% 3/18/21	490,000	489,222
•PACCAR Financial 2.108% (LIBOR03M + 0.60%) 12/6/18	5,850,000	5,877,214
Toyota Motor Credit 2.00% 10/24/18	5,525,000	5,532,580

		29,029,822

Banks–22.04%
µAkbank Turk 7.20% 3/16/27	230,000	242,075
•Bank of America 2.365% (LIBOR03M + 1.00%) 4/24/23	11,955,000	12,154,649
•Bank of New York Mellon 2.428% (LIBOR03M + 1.05%) 10/30/23	6,535,000	6,718,656
µBarclays 8.25% 12/29/49	2,750,000	2,888,531
•BB&T 1.608% (LIBOR03M + 0.22%) 2/1/21	8,520,000	8,483,680
BBVA Bancomer 7.25% 4/22/20	450,000	488,250
BGEO Group 6.00% 7/26/23	200,000	208,917
•Citigroup 2.522% (LIBOR03M + 1.10%) 5/17/24	10,755,000	10,928,599
Citizens Bank 2.55% 5/13/21	4,000,000	3,988,384
Citizens Financial Group
2.375% 7/28/21	1,000,000	987,749
4.30% 12/3/25	750,000	787,970
Compass Bank 3.875% 4/10/25	970,000	974,606
•Dexia Credit Local 1.916% (LIBOR03M + 0.50%) 2/15/19	4,440,000	4,453,728
Fifth Third Bancorp 2.60% 6/15/22	540,000	537,418

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)

Banks (continued)
Fifth Third Bank 2.25% 6/14/21	4,000,000	$3,963,718
•2.346% (LIBOR03M + 0.91%) 8/20/18	1,770,000	1,777,526
•Goldman Sachs Group 3.077% (LIBOR03M + 1.60%) 11/29/23	7,945,000	8,276,058
Huntington Bancshares 2.30% 1/14/22	935,000	920,823
Huntington National Bank 2.50% 8/7/22	6,290,000	6,210,727
JPMorgan Chase
•2.267% (LIBOR03M + 0.90%) 4/25/23	4,205,000	4,255,345
•2.595% (LIBOR03M + 1.23%) 10/24/23	9,710,000	9,969,174
KeyBank 2.35% 3/8/19	4,750,000	4,759,538
2.50% 11/22/21	2,000,000	1,990,592
3.18% 5/22/22	1,630,000	1,643,191
Landwirtschaftliche Rentenbank 2.50% 11/15/27	2,515,000	2,494,107
µLloyds Banking Group 2.907% 11/7/23	3,625,000	3,597,967
Manufacturers & Traders Trust 2.05% 8/17/20	4,265,000	4,235,298
2.50% 5/18/22	530,000	528,045
•Morgan Stanley 2.617% (LIBOR03M + 1.22%) 5/8/24	12,950,000	13,232,138
Nederlandse Waterschapsbank •1.608% (LIBOR03M + 0.02%) 3/15/19	4,285,000	4,284,694
2.125% 11/15/21	2,325,000	2,305,412
•PNC Bank 1.874% (LIBOR03M + 0.50%) 7/27/22	6,500,000	6,520,697
Regions Bank 2.25% 9/14/18	3,985,000	3,989,951
Royal Bank of Canada 2.75% 2/1/22	3,425,000	3,469,791
Royal Bank of Scotland Group
•2.886% (LIBOR03M + 1.47%) 5/15/23	3,610,000	3,651,773
µ8.625% 12/29/49	1,550,000	1,749,563
•Santander UK 2.312% (LIBOR03M + 0.85%) 8/24/18	5,700,000	5,722,528
µState Street 2.653% 5/15/23	1,290,000	1,291,166
SunTrust Bank 2.45% 8/1/22	2,000,000	1,974,215
SunTrust Banks 2.70% 1/27/22	1,360,000	1,361,254
µ5.05% 6/15/22	280,000	284,200
SVB Financial Group 3.50% 1/29/25	770,000	773,043

LVIP Delaware Diversified Floating Rate Fund–7

LVIP Delaware Diversified Floating Rate Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Banks (continued)
•Toronto-Dominion Bank 1.928% (LIBOR03M + 0.55%) 4/30/18	5,650,000	$5,658,846
Turkiye Garanti Bankasi 5.25% 9/13/22	260,000	265,785
UBS Group Funding Switzerland 3.00% 4/15/21	10,365,000	10,445,878
•USB Capital IX 3.50% (LIBOR03M + 1.02%) 10/29/49	465,000	421,406
•Wells Fargo & Co. 2.61% (LIBOR03M + 1.23%) 10/31/23	13,300,000	13,662,844

		189,530,505

Beverages–2.40%
Anheuser-Busch InBev Finance 2.65% 2/1/21	6,600,000	6,637,867
•Anheuser-Busch Inbev Worldwide 2.067% (LIBOR03M + 0.69%) 8/1/18	6,520,000	6,540,366
Becle 3.75% 5/13/25	200,000	201,095
Molson Coors Brewing 3.00% 7/15/26	1,840,000	1,804,316
Pernod Ricard 4.45% 1/15/22	5,120,000	5,443,637

		20,627,281

Chemicals–0.36%
Braskem Netherlands Finance 3.50% 1/10/23	500,000	492,250
Dow Chemical 8.55% 5/15/19	1,560,000	1,690,313
Equate Petrochemical 3.00% 3/3/22	295,000	291,197
OCP 4.50% 10/22/25	300,000	300,988
Phosagro OAO Via Phosagro Bond Funding 3.95% 11/3/21	355,000	358,325

		3,133,073

Commercial Services–0.02%
Atento Luxco 6.125% 8/10/22	190,000	199,500

		199,500

Computers–0.94%
Apple
•1.903% (LIBOR03M + 0.50%) 2/9/22	3,820,000	3,874,857
•2.584% (LIBOR03M + 1.13%) 2/23/21	4,050,000	4,171,131

		8,045,988

Construction & Engineering–0.19%
SBA Tower Trust 2.24% 4/10/18	465,000	465,092

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Construction & Engineering (continued)
SBA Tower Trust (continued) 2.898% 10/8/19	1,145,000	$1,147,751

		1,612,843

Containers & Packaging–0.07%
WestRock
3.00% 9/15/24	415,000	411,938
3.375% 9/15/27	235,000	233,829

		645,767

Diversified Financial Services–1.12%
BOC Aviation 2.375% 9/15/21	400,000	389,826
µE*TRADE Financial 5.30% 12/31/49	1,790,000	1,803,425
GTP Acquisition Partners I 2.35% 6/15/20	470,000	466,320
International Lease Finance 8.625% 1/15/22	5,640,000	6,798,363
SUAM Finance 4.875% 4/17/24	185,000	197,256

		9,655,190

Electric–3.46%
AEP Texas 2.40% 10/1/22	2,145,000	2,115,465
Ameren Illinois 9.75% 11/15/18	385,000	410,039
American Transmission Systems 5.25% 1/15/22	755,000	817,836
Berkshire Hathaway Energy 3.75% 11/15/23	1,160,000	1,209,460
CMS Energy 6.25% 2/1/20	695,000	747,924
Commonwealth Edison 2.15% 1/15/19	2,750,000	2,750,929
Duke Energy 1.80% 9/1/21	5,670,000	5,519,790
µEmera 6.75% 6/15/76	440,000	497,200
µEnel 8.75% 9/24/73	1,103,000	1,374,614
Enel Finance International 3.625% 5/25/27	1,380,000	1,373,813
Entergy Louisiana 4.05% 9/1/23	2,645,000	2,805,655
Fortis 2.10% 10/4/21	4,985,000	4,870,328
Great Plains Energy 4.85% 6/1/21	440,000	466,374
ITC Holdings 2.70% 11/15/22	2,780,000	2,778,120
NextEra Energy Capital Holdings 3.625% 6/15/23	875,000	900,679
NV Energy 6.25% 11/15/20	800,000	879,172
Perusahaan Listrik Negara 4.125% 5/15/27	200,000	200,848

		29,718,246

Electronics–0.05%
Allegion US Holding 3.55% 10/1/27	405,000	401,481

		401,481

LVIP Delaware Diversified Floating Rate Fund–8

LVIP Delaware Diversified Floating Rate Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Food–0.13%
ESAL 6.25% 2/5/23	230,000	$219,650
Marfrig Holdings Europe 8.00% 6/8/23	225,000	235,406
•Mondelez International 1.897% (LIBOR03M + 0.52%) 2/1/19	675,000	676,755

		1,131,811

Gas–0.26%
Perusahaan Gas Negara Persero 5.125% 5/16/24	200,000	215,165
Sempra Energy 2.875% 10/1/22	1,995,000	1,994,576

		2,209,741

Health Care Products–1.54%
Abbott Laboratories 2.80% 9/15/20	3,000,000	3,022,073
2.90% 11/30/21	6,690,000	6,773,549
Becton Dickinson and Co. 3.363% 6/6/24	3,460,000	3,474,531

		13,270,153

Home Furnishings–0.12%
Leggett & Platt 3.50% 11/15/27	1,055,000	1,046,922

		1,046,922

Insurance–1.88%
AXIS Specialty Finance 4.00% 12/6/27	985,000	991,414
Nuveen Finance 2.95% 11/1/19	5,110,000	5,161,141
Prudential Financial
•2.196% (LIBOR03M + 0.78%) 8/15/18	8,742,000	8,776,214
µ5.375% 5/15/45	740,000	794,760
•XLIT 3.817% (LIBOR03M + 2.458%) 12/29/49	460,000	413,080

		16,136,609

Internet–0.03%
JD.com 3.125% 4/29/21	250,000	249,388

		249,388

Iron & Steel–0.02%
Novolipetsk Steel Via Steel Funding 4.50% 6/15/23	200,000	208,830

		208,830

Manufacturing–1.40%
Carlisle Cos 3.75% 12/1/27	305,000	308,790
Crane 2.75% 12/15/18	185,000	185,872
General Electric
•1.771% (LIBOR03M + 0.38%) 5/5/26	3,900,000	3,743,458

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Manufacturing (continued)
General Electric (continued)
•1.97% (LIBOR03M + 0.62%) 1/9/20	3,840,000	$3,868,206
•2.588% (LIBOR03M + 1.00%) 3/15/23	2,450,000	2,479,965
6.00% 8/7/19	1,385,000	1,467,871

		12,054,162

Media–0.53%
Historic TW 6.875% 6/15/18	430,000	439,089
Myriad International Holdings 4.85% 7/6/27	200,000	207,883
Time Warner Entertainment 8.375% 3/15/23	3,190,000	3,877,278

		4,524,250

Mining–0.31%
µBHP Billiton Finance USA 6.25% 10/19/75	2,120,000	2,301,260
Vedanta Resources 6.375% 7/30/22	315,000	329,585

		2,630,845

Oil & Gas–4.03%
•Chevron 2.017% (LIBOR03M + 0.53%) 3/3/22	5,645,000	5,707,803
•ConocoPhillips 2.316% (LIBOR03M + 0.90%) 5/15/22	5,100,000	5,216,266
Ecopetrol 5.875% 9/18/23	200,000	221,500
•Exxon Mobil 1.878% (LIBOR03M + 0.37%) 3/6/22	10,640,000	10,719,777
Gazprom OAO Via Gaz Capital 4.95% 3/23/27	295,000	307,582
KazMunayGas National 3.875% 4/19/22	435,000	442,585
Kunlun Energy 2.875% 5/13/20	465,000	466,093
Pertamina Persero 4.30% 5/20/23	210,000	219,977
Petrobras Global Finance 5.299% 1/27/25	212,000	212,901
•Petroleos Mexicanos 5.186% (LIBOR03M + 3.65%) 3/11/22	800,000	880,394
Raizen Fuels Finance 5.30% 1/20/27	260,000	272,688
•Statoil 1.857% (LIBOR03M + 0.46%) 11/8/18	7,240,000	7,259,397
Tecpetrol 4.875% 12/12/22	215,000	215,967
Tengizchevroil Finance Co. International 4.00% 8/15/26	335,000	336,926
Woodside Finance 8.75% 3/1/19	2,070,000	2,216,486

		34,696,342

LVIP Delaware Diversified Floating Rate Fund–9

LVIP Delaware Diversified Floating Rate Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Paper & Forest Products–0.17%
Georgia-Pacific 8.00% 1/15/24	1,125,000	$1,433,546

		1,433,546

Pharmaceuticals–1.63%
•Pfizer 1.888% (LIBOR03M + 0.30%) 6/15/18	11,640,000	11,654,186
Shire Acquisitions Investments Ireland 2.40% 9/23/21	2,385,000	2,349,537

		14,003,723

Pipelines–0.71%
µAndeavor Logistics 6.875% 2/15/66	200,000	203,415
µEnLink Midstream Partners 6.00% 12/15/22	390,000	374,820
µEnterprise Products Operating 7.034% 1/15/68	175,000	175,875
ONEOK 7.50% 9/1/23	1,765,000	2,104,886
Sabine Pass Liquefaction
5.75% 5/15/24	2,190,000	2,437,310
5.875% 6/30/26	730,000	821,458

		6,117,764

Real Estate Investment Trusts–0.66%
Crown Castle International
3.65% 9/1/27	1,615,000	1,614,303
5.25% 1/15/23	985,000	1,079,721
Host Hotels & Resorts 3.75% 10/15/23	1,895,000	1,931,382
WP Carey 4.60% 4/1/24	980,000	1,025,103

		5,650,509

Retail–1.49%
CVS Health 2.125% 6/1/21	6,885,000	6,724,613
•Lowe’s 1.956% (LIBOR03M + 0.42%) 9/10/19	6,055,000	6,087,623

		12,812,236

Savings & Loans–0.04%
µNationwide Building Society 4.125% 10/18/32	345,000	345,807

		345,807

Semiconductors–0.36%
NXP 4.125% 6/15/20	3,000,000	3,079,590

		3,079,590

Software–2.97%
•AT&T 2.303% (LIBOR03M + 0.89%) 2/14/23	10,770,000	10,861,740
CDK Global 5.00% 10/15/24	620,000	645,420
•Oracle 1.859% (LIBOR03M + 0.51%) 10/8/19	13,945,000	14,057,906

		25,565,066

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Telecommunications–2.56%
•Cisco Systems 1.981% (LIBOR03M + 0.50%) 3/1/19	9,480,000	$9,527,830
Crown Castle Towers 4.883% 8/15/20	1,615,000	1,690,109
Deutsche Telekom International Finance
1.95% 9/19/21	485,000	472,045
2.485% 9/19/23	3,740,000	3,628,046
Digicel Group 7.125% 4/1/22	240,000	223,142
VEON Holdings 4.95% 6/16/24	200,000	203,300
Verizon Communications 2.946% 3/15/22	6,210,000	6,253,965

		21,998,437

Transportation–0.02%
Transnet 4.00% 7/26/22	200,000	196,290

		196,290

Trucking & Leasing–0.08%
Penske Truck Leasing
3.30% 4/1/21	405,000	412,803
4.20% 4/1/27	235,000	244,730

		657,533

Total Corporate Bonds (Cost $475,084,974)		479,429,006

LOAN AGREEMENTS–8.95%
•American Airlines Tranche B 1st Lien
3.477% (LIBOR03M + 2.00%) 12/14/23	2,401,950	2,401,806
•Aramark Services Tranche B 1st Lien
3.569% (LIBOR03M + 2.00%) 3/28/24	2,821,250	2,840,646
•Calpine Construction Finance
3.00% (LIBOR03M + 2.25%) 5/3/20	650,030	650,436
•Charter Communications Operating 1st Lien
3.57% (LIBOR03M + 2.00%) 4/15/25	6,750,000	6,762,049
•CSC Holdings Tranche B 1st Lien
3.741% (LIBOR03M + 2.25%) 7/17/25	1,990,000	1,985,174
•DaVita Tranche B
3.50% (LIBOR03M + 2.75%) 6/24/21	8,299,000	8,376,803
•First Data 1st Lien
3.80% (LIBOR03M + 2.25%) 4/26/24	4,611,642	4,618,651

LVIP Delaware Diversified Floating Rate Fund–10

LVIP Delaware Diversified Floating Rate Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

LOAN AGREEMENTS (continued)
•Flying Fortress Holdings Tranche B 1st Lien
3.693% (LIBOR03M + 2.00%) 11/2/22	3,000,000	$3,026,250
•Hilton Worldwide Finance Tranche B2 1st Lien
3.552% (LIBOR03M + 2.00%) 10/25/23	6,947,500	6,989,602
•Houghton International
4.00% (LIBOR03M + 3.00%) 12/20/19	1,201,774	1,205,530
•Las Vegas Sands 1st Lien
3.569% (LIBOR03M + 2.00%) 3/29/24	5,934,782	5,972,646
•MGM Growth Properties Operating Partnership Tranche B 1st Lien
3.819% (LIBOR03M + 2.25%) 4/25/23	4,912,500	4,937,922
•Nielsen Finance Tranche B4 1st Lien
3.432% (LIBOR03M + 2.00%) 10/4/23	2,985,000	3,001,791
•Penn National Gaming Tranche B 1st Lien
3.25% (LIBOR03M + 2.50%) 1/19/24	1,649,375	1,658,240
•RPI Finance Trust Tranche B6 1st Lien
3.693% (LIBOR03M + 2.00%) 3/27/23	2,066,273	2,077,647
•Sinclair Television Group Tranche B 1st Lien
4.194% (LIBOR03M + 2.50%) 12/12/24	500,000	499,768
•Sinclair Television Group Tranche B2 1st Lien
3.82% (LIBOR03M + 2.25%) 1/3/24	6,435,000	6,443,044
•Sprint Communications Tranche B 1st Lien
3.25% (LIBOR03M + 2.50%) 2/2/24	6,889,331	6,895,359
•Univision Communications Tranche C 1st Lien
3.75% (LIBOR03M + 2.75%) 3/15/24	6,603,140	6,591,221

Total Loan Agreements (Cost $76,687,289)		76,934,585

	Principal Amount°	Value (U.S. $)

NON-AGENCY ASSET-BACKED SECURITIES–19.07%
•Allegro CLO VI Series 2017-2A A 2.83% (LIBOR03M + 1.13%) 1/16/30	3,600,000	$3,600,000
American Express Credit Account Master Trust
•Series 2017-2 A 2.038% (LIBOR01M + 0.45%) 9/16/24	1,580,000	1,592,246
•Series 2017-5 A 1.857% (LIBOR01M + 0.38%) 2/18/25	7,525,000	7,561,580
•Series 2017-8 A 1.597% (LIBOR01M + 0.12%) 5/16/22	7,240,000	7,243,355
•AMMC CLO 16 Series 2015-16A AR 2.619% (LIBOR03M + 1.26%) 4/14/29	1,635,000	1,648,569
•AMMC CLO 21 Series 2017-21A A 2.637% (LIBOR03M + 1.25%) 11/2/30	2,500,000	2,512,500
•AMMC CLO XII Series 2013-12A AR 2.61% (LIBOR03M + 1.20%) 11/10/30	2,000,000	2,011,200
•Apex Credit CLO Series 2015-2A
AX 2.803% (LIBOR03M + 1.45%) 10/19/26	1,190,000	1,193,159
•Atrium XIII Series 13A A1 2.621% (LIBOR03M + 1.18%) 11/21/30	2,000,000	2,011,600
•BA Credit Card Trust Series 2014-A1 A 1.857% (LIBOR01M + 0.38%) 6/15/21	4,741,000	4,754,242
•Ballyrock CLO Series 2013-1A A 2.616% (LIBOR03M + 1.18%) 5/20/25	1,210,639	1,215,811
•BMW Floorplan Master Owner Trust Series 2015-1A A 1.977% (LIBOR01M + 0.50%) 7/15/20	400,000	400,836
•BMW Vehicle Lease Trust Series 2017-2 A2B 1.681% (LIBOR01M + 0.18%) 2/20/20	7,610,000	7,611,684
•Cedar Funding IV CLO Series 2014-4A AR 2.593% (LIBOR03M + 1.23%) 7/23/30	3,230,000	3,258,537
•Cedar Funding V CLO Series 2016-5A A1 2.963% (LIBOR03M + 1.61%) 7/17/28	4,200,000	4,239,123
Chase Issuance Trust
•Series 2013-A6 A6 2.008% (LIBOR01M + 0.42%) 7/15/20	1,250,000	1,252,261

LVIP Delaware Diversified Floating Rate Fund–11

LVIP Delaware Diversified Floating Rate Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

NON-AGENCY ASSET-BACKED SECURITIES (continued)
Chase Issuance Trust (continued)
•Series 2013-A9 A 1.897% (LIBOR01M + 0.42%) 11/16/20	4,400,000	$4,411,945
•Series 2014-A5 A5 1.847% (LIBOR01M + 0.37%) 4/15/21	4,745,000	4,762,896
•Series 2016-A1 A 1.887% (LIBOR01M + 0.41%) 5/17/21	1,155,000	1,159,627
•Series 2016-A3 A3 2.027% (LIBOR01M + 0.55%) 6/15/23	5,000,000	5,056,645
•Series 2017-A1 A 1.777% (LIBOR01M + 0.30%) 1/18/22	1,790,000	1,796,371
Citibank Credit Card Issuance Trust
•Series 2013-A4 A4 1.972% (LIBOR01M + 0.42%) 7/24/20	5,000,000	5,010,157
•Series 2013-A7 A7 1.862% (LIBOR01M + 0.43%) 9/10/20	4,700,000	4,711,658
•Series 2016-A3 A3 1.893% (LIBOR01M + 0.49%) 12/7/23	7,000,000	7,067,167
•Series 2017-A5 A5 2.155% (LIBOR01M + 0.62%) 4/22/26	720,000	728,250
•Series 2017-A7 A7 1.777% (LIBOR01M + 0.37%) 8/8/24	4,500,000	4,518,226
•CVP CLO Series 2017-2A A 2.89% (LIBOR03M + 1.19%) 1/20/31	3,000,000	3,000,000
Discover Card Execution Note Trust
•Series 2014-A1 A1 1.907% (LIBOR01M + 0.43%) 7/15/21	4,925,000	4,941,842
•Series 2017-A1 A1 1.967% (LIBOR01M + 0.49%) 7/15/24	4,065,000	4,096,126
•Series 2017-A5 A5 2.077% (LIBOR01M + 0.60%) 12/15/26	1,500,000	1,516,588
•Ford Credit Auto Lease Trust
Series 2017-B A2B 1.637% (LIBOR01M + 0.16%) 6/15/20	10,070,000	10,067,593
•Ford Credit Auto Owner Trust
Series 2016-B A2B 1.787% (LIBOR01M + 0.31%) 3/15/19	379,917	379,976

	Principal Amount°	Value (U.S. $)

NON-AGENCY ASSET-BACKED SECURITIES (continued)
•Ford Credit Floorplan Master Owner Trust Series 2016-3 A2 2.097% (LIBOR01M + 0.62%) 7/15/21	12,000,000	$12,085,238
•Golden Credit Card Trust Series 2016-1A A 2.077% (LIBOR01M + 0.60%) 1/15/20	9,000,000	9,002,410
•Hyundai Auto Receivables Trust Series 2017-A A2B 1.557% (LIBOR01M + 0.08%) 2/18/20	9,588,451	9,587,989
•KKR CLO 20 Series 20 A 2.846% (LIBOR03M + 1.13%) 10/16/30	2,000,000	2,000,000
•KKR Financial CLO Series 2013-1A A1R 2.649% (LIBOR03M + 1.29%) 4/15/29	3,400,000	3,426,561
•Northwoods Capital XV Series 2017-15A A 2.925% (LIBOR03M + 1.30%) 6/20/29	1,000,000	1,006,447
•Oaktree CLO Series 2014-1A A1R 2.703% (LIBOR03M + 1.29%) 5/13/29	2,500,000	2,525,885
•Octagon Investment Partners XV Series 2013-1A A1AR 2.567% (LIBOR03M + 1.21%) 7/19/30	1,000,000	1,005,416
•Steele Creek Clo Series 2017-1A A 2.884% (LIBOR03M + 1.25%) 1/15/30	1,500,000	1,499,213
•Telos CLO Series 2013-4A A 2.653% (LIBOR03M + 1.30%) 7/17/24	2,932,064	2,942,021
•Tiaa Clo III Series 2017-2A A 2.627% (LIBOR03M + 1.15%) 1/16/31	1,500,000	1,500,000
•Venture XXVIII CLO Series 2017-28A A2 2.716% (LIBOR03M + 1.11%) 7/20/30	2,000,000	2,006,324

Total Non-Agency Asset-Backed Securities (Cost $163,409,476)		163,919,274

NON-AGENCY COMMERCIAL MORTGAGE-BACKED

SECURITIES–1.37%
COMM Mortgage Trust Series 2015-3BP A 3.178% 2/10/35	3,280,000	3,303,522

LVIP Delaware Diversified Floating Rate Fund–12

LVIP Delaware Diversified Floating Rate Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JPM-BB Commercial Mortgage Securities Trust Series 2015-C33 A4 3.77% 12/15/48	8,000,000	$8,379,731
•*Wells Fargo Commercial Mortgage Trust Series 2015-C30 XA 0.958% 9/15/58	957,707	53,580

Total Non-Agency Commercial Mortgage-Backed Securities (Cost $11,637,378)		11,736,833

ΔREGIONAL BONDS–0.80%
Argentina–0.02%
Provincia de Cordoba 7.125% 6/10/21	150,000	162,369

		162,369

Canada–0.29%
Province of New Brunswick Canada 2.50% 12/12/22	2,515,000	2,508,285

		2,508,285

Finland–0.49%
Municipality Finance

•1.562% (LIBOR03M + 0.17%) 2/7/20	4,240,000	4,251,215

		4,251,215

Total Regional Bonds (Cost $6,911,716)		6,921,869

ΔSOVEREIGN BONDS–2.00%

Argentina–0.06%
Argentine Republic Government International Bond

5.625% 1/26/22	500,000	528,750

		528,750

Cayman Islands–0.03%
KSA Sukuk 2.894% 4/20/22	285,000	283,416

		283,416

Costa Rica–0.03%
Costa Rica Government International Bond

4.25% 1/26/23	250,000	244,375

		244,375

Croatia–0.03%
Croatia Government International Bond

5.50% 4/4/23	200,000	220,926

		220,926

Japan–1.57%
Japan Bank for International Cooperation

•2.032% (LIBOR03M + 0.57%) 2/24/20	1,984,000	1,997,945

	Principal	Value
	Amount°	(U.S. $)

ΔSOVEREIGN BONDS (continued)
Japan (continued)
Japan Bank for International Cooperation (continued)
2.125% 11/16/20	5,020,000	$4,979,395
2.375% 11/16/22	4,516,000	4,470,326
2.75% 11/16/27	2,034,000	2,034,690

		13,482,356

Nigeria–0.02%
Nigeria Government International Bond

5.625% 6/27/22	200,000	207,925

		207,925

Norway–0.18%
Kommunalbanken •1.616% (LIBOR03M + 0.18%) 2/20/18	1,500,000	1,500,049

		1,500,049

Sri Lanka–0.06%
Sri Lanka Government International Bond

5.75% 1/18/22	525,000	549,698

		549,698

Turkey–0.02%

Hazine Mustesarligi Varlik Kiralama

4.251% 6/8/21	200,000	202,124

		202,124

Total Sovereign Bonds (Cost $17,201,277)		17,219,619

SUPRANATIONAL BANKS–2.81%
Asian Development Bank

•1.488% (LIBOR03M + 0.02%) 2/28/18	5,900,000	5,898,182

•1.547% (LIBOR03M + 0.15%) 2/8/18	3,185,000	3,184,543

Banque Ouest Africaine de
Developpement 5.50% 5/6/21	500,000	532,695
•European Bank For
Reconstruction &
Development 1.675%
(LIBOR03M + 0.00%) 3/23/20	4,325,000	4,323,111

•Inter-American Development Bank 1.579% (LIBOR03M + 0.22%) 10/15/20	6,065,000	6,098,028

•International Finance 1.41% (LIBOR03M + 0.06%) 1/9/19	4,115,000	4,117,568

Total Supranational Banks (Cost $24,084,220)		24,154,127

U.S. TREASURY OBLIGATIONS–1.45%
U.S. Treasury Notes 2.00% 10/31/22	7,200,000	7,138,266

LVIP Delaware Diversified Floating Rate Fund–13

LVIP Delaware Diversified Floating Rate Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Notes (continued)
2.00% 11/30/22	4,165,000	$4,127,580
2.25% 8/15/27	1,200,000	1,183,312

Total U.S. Treasury Obligations (Cost $12,506,364)		12,449,158

	Number of Shares

PREFERRED STOCK–0.89%
µGeneral Electric 5.00%	1,975,000	2,037,904
µIntegrys Holdings 6.00%	34,900	946,226
µMorgan Stanley 5.55%	205,000	213,200
•USB Realty 2.506% (LIBOR03M + 1.147%)	4,900,000	4,428,375

Total Preferred Stock (Cost $7,347,392)		7,625,705

	Number of Shares	Value (U.S. $)

MONEY MARKET FUND–3.15%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 1.15%)	27,118,146	$27,118,146

Total Money Market Fund (Cost $27,118,146)		27,118,146

TOTAL VALUE OF SECURITIES–100.84% (Cost $861,072,221)	$867,012,273
« LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.84%)	(7,256,318)

NET ASSETS APPLICABLE TO 84,592,427 SHARES OUTSTANDING–100.00%	$859,755,955

NET ASSET VALUE PER SHARE–LVIP DELAWARE DIVERSIFIED FLOATING RATE FUND STANDARD CLASS ($36,918,571 / 3,623,311 Shares)	$10.189

NET ASSET VALUE PER SHARE–LVIP DELAWARE DIVERSIFIED FLOATING RATE FUND SERVICE CLASS ($822,837,384 / 80,969,116 Shares)	$10.162

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2017:
Shares of beneficial interest (unlimited authorization–no par)	$852,545,525
Undistributed net investment income	12,947,446
Accumulated net realized loss on investments	(15,929,652)
Net unrealized appreciation of investments, foreign currencies and derivatives	10,192,636

TOTAL NET ASSETS	$859,755,955

Δ	Securities have been classified by country of origin.

•

Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2017. Rate will reset at a future date.

*	Interest only security. An interest only security is the interest only portion of a fixed income security which is sold separately from the principal portion of the security.

«

Includes $3,278,569 cash collateral held at broker for swap contracts, $183,983 variation margin due to broker for swap contracts, $594,663 due to manager and affiliates, $13,840,313 payable for securities purchased, and $262,175 payable for fund shares redeemed at value as of December 31, 2017.

◆

Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

°	Principal amount shown is stated in U.S. dollars.

LVIP Delaware Diversified Floating Rate Fund–14

LVIP Delaware Diversified Floating Rate Fund

Statement of Net Assets (continued)

The following swap contracts were outstanding at December 31, 2017:1

Swap Contracts

CDS Contracts

Reference Obligation/ Payment Frequency	Notional Amount[2]	Annual Protection Payments	Termination Date	Value	Upfront Payments Paid (Received)	Unrealized Depreciation
Centrally Cleared/ /Protection Purchased:
CDX.NA.HY.28[3] -Quarterly	7,756,650	5.00%	6/20/22	$(676,334)	$(460,756)	$(215,578)

Interest Rate Swap (IRS) Contracts

Reference Obligation/ Payment Frequency (Fixed Rate/Floating Rate)	Notional Amount[2]	Fixed Interest Rate Paid (Received)	Floating Interest Rate Paid (Received)[4]	Termination Date	Value	Upfront Payments Paid (Received)	Unrealized Appreciation
Centrally Cleared:
3 yr IRS-(Semiannual/Quarterly)	14,570,000	1.699%	(1.385%)	8/3/20	$155,942	$—	$155,942
3 yr IRS-(Semiannual/Quarterly)	31,860,000	1.706%	(1.391%)	8/4/20	335,058	—	335,058
5 yr IRS-(Semiannual/Quarterly)	43,610,000	1.199%	(1.347%)	4/6/21	1,350,794	—	1,350,794
5 yr IRS-(Semiannual/Quarterly)	32,000,000	1.191%	(1.403%)	8/9/21	1,115,099	—	1,115,099
5 yr IRS-(Semiannual/Quarterly)	31,980,000	1.883%	(1.495%)	12/5/21	394,279	—	394,279
5 yr IRS-(Semiannual/Quarterly)	26,125,000	1.948%	(1.403%)	2/9/22	269,927	—	269,927
5 yr IRS-(Semiannual/Quarterly)	17,320,000	1.976%	(1.374%)	4/27/22	172,291	—	172,291
5 yr IRS-(Semiannual/Quarterly)	12,410,000	1.885%	(1.385%)	8/3/22	190,690	—	190,690
7 yr IRS-(Semiannual/Quarterly)	13,610,000	1.416%	(1.347%)	4/6/23	574,545	—	574,545
7 yr IRS-(Semiannual/Quarterly)	15,740,000	2.250%	(1.380%)	10/31/24	45,920	—	45,920
10 yr IRS-(Semiannual/Quarterly)	8,740,000	1.687%	(1.343%)	4/5/26	450,706	—	450,706

Total IRS Contracts						$—	$5,055,251

The use of swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

LVIP Delaware Diversified Floating Rate Fund–15

LVIP Delaware Diversified Floating Rate Fund

Statement of Net Assets (continued)

[1]	See Note 7 in “Notes to Financial Statements.”

[2]	Notional amount shown is stated in U.S. Dollars unless noted that the swap is denominated in another currency.

[3]

Markit’s North American High Yield CDX Index, or the CDX.NA.HY Index, is composed of one hundred (100) of the most liquid North American entities with high yield credit ratings that trade in the CDS market. Constituents for the index can be found at www.markit.com/ Documentation.

[4]	Rate resets based on LIBOR03M.

Summary of Abbreviations:

BB–Barclays Bank
CDS–Credit Default Swap

CDX.NA.HY–Credit Default Swap Index North America High Yield

CLO–Collateralized Loan Obligation

FREMF–Freddie Mac Multifamily

GNMA–Government National Mortgage Association

ICE–Intercontinental Exchange

JPM–JPMorgan

LIBOR–London Interbank Offered Rate

LIBOR01M–ICE LIBOR USD 1 Month

LIBOR03M–ICE LIBOR USD 3 Month

REMIC–Real Estate Mortgage Investment Conduit

S.F.–Single Family

USD–United States Dollar

yr–year

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Diversified Floating Rate Fund–16

LVIP Delaware Diversified Floating Rate Fund Statement of Operations

Year Ended December 31, 2017

INVESTMENT INCOME:
Interest	$20,547,013
Dividends	108,891
Foreign tax withheld	(242)

20,655,662

EXPENSES:
Management fees	4,841,543
Distribution fees-Service Class	2,003,470
Accounting and administration expenses	203,473
Shareholder servicing fees	165,216
Reports and statements to shareholders	92,331
Professional fees	57,634
Pricing fees	38,876
Custodian fees	30,418
Trustees’ fees and expenses	22,946
Consulting fees	4,508
Other	6,812

7,467,227
Less:
Management fees waived	(250,448)
Expenses paid indirectly	(154)

Total operating expenses	7,216,625

NET INVESTMENT INCOME	13,439,037

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	2,422,869
Foreign currencies	13,009
Swap contracts	(433,500)

Net realized gain	2,002,378

Net change in unrealized appreciation (depreciation) of:
Investments	3,310,506
Foreign currencies	18
Swap contracts	88,376

Net change in unrealized appreciation (depreciation)	3,398,900

NET REALIZED AND UNREALIZED GAIN	5,401,278

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$18,840,315

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Diversified Floating Rate Fund Statements of Changes in Net Assets

	Year Ended
	12/31/17	12/31/16
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$13,439,037	$8,937,292
Net realized gain (loss)	2,002,378	(10,370,576)
Net change in unrealized appreciation (depreciation)	3,398,900	17,118,540

Net increase in net assets resulting from operations	18,840,315	15,685,256

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(380,185)	—
Service Class	(6,866,313)	—

	(7,246,498)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	13,314,329	12,325,117
Service Class	145,994,832	93,745,802
Reinvestment of dividends and distributions:
Standard Class	380,185	—
Service Class	6,866,313	—

	166,555,659	106,070,919

Cost of shares redeemed:
Standard Class	(6,572,015)	(42,116,820)
Service Class	(87,535,697)	(130,158,663)

	(94,107,712)	(172,275,483)

Increase (Decrease) in net assets derived from capital share transactions	72,447,947	(66,204,564)

NET INCREASE (DECREASE) IN NET ASSETS	84,041,764	(50,519,308)
NET ASSETS:
Beginning of year	775,714,191	826,233,499

End of year	$859,755,955	$775,714,191

Undistributed net investment income	$12,947,446	$7,402,985

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Diversified Floating Rate Fund–17

LVIP Delaware Diversified Floating Rate Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Diversified Floating Rate Fund Standard Class
			Year Ended
	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Net asset value, beginning of period	$10.046	$9.824	$10.057	$10.137	$10.136

Income (loss) from investment operations:
Net investment income[1]	0.188	0.134	0.145	0.144	0.144
Net realized and unrealized gain (loss)	0.065	0.088	(0.217)	(0.082)	(0.068)

Total from investment operations	0.253	0.222	(0.072)	0.062	0.076

Less dividends and distributions from:
Net investment income	(0.110)	—	(0.119)	(0.119)	(0.066)
Return of capital	—	—	(0.042)	(0.023)	(0.009)

Total dividends and distributions	(0.110)	—	(0.161)	(0.142)	(0.075)

Net asset value, end of period.	$10.189	$10.046	$9.824	$10.057	$10.137

Total return[2]	2.54%	2.25%	(0.71% )	0.62%	0.75%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$36,919	$29,345	$57,982	$298,086	$431,104
Ratio of expenses to average net assets	0.62%	0.60%	0.62%	0.62%	0.65%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.65%	0.63%	0.63%	0.62%	0.65%
Ratio of net investment income to average net assets	1.85%	1.36%	1.44%	1.41%	1.42%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.82%	1.33%	1.43%	1.41%	1.42%
Portfolio turnover	96%	82%	81%	109%	81%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Diversified Floating Rate Fund–18

LVIP Delaware Diversified Floating Rate Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Diversified Floating Rate Fund Service Class Year Ended
	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Net asset value, beginning of period	$10.020	$9.823	$10.057	$10.137	$10.135

Income (loss) from investment operations:
Net investment income[1]	0.162	0.109	0.120	0.118	0.118
Net realized and unrealized gain (loss)	0.066	0.088	(0.218)	(0.081)	(0.067)

Total from investment operations	0.228	0.197	(0.098)	0.037	0.051

Less dividends and distributions from:
Net investment income	(0.086)	—	(0.094)	(0.094)	(0.040)
Return of capital	—	—	(0.042)	(0.023)	(0.009)

Total dividends and distributions	(0.086)	—	(0.136)	(0.117)	(0.049)

Net asset value, end of period	$10.162	$10.020	$9.823	$10.057	$10.137

Total return[2]	2.28%	2.01%	(0.97% )	0.36%	0.51%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$822,837	$746,369	$768,251	$798,818	$705,582
Ratio of expenses to average net assets	0.87%	0.85%	0.87%	0.87%	0.90%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.90%	0.88%	0.88%	0.87%	0.90%
Ratio of net investment income to average net assets	1.60%	1.11%	1.19%	1.16%	1.17%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.57%	1.08%	1.18%	1.16%	1.17%
Portfolio turnover	96%	82%	81%	109%	81%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Diversified Floating Rate Fund–19

LVIP Delaware Diversified Floating Rate Fund

Notes to Financial Statements

December 31, 2017

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 92 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Delaware Diversified Floating Rate Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek total return.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sale price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value. Securities listed on a foreign exchange are valued at the last quoted sale price on the valuation date. Open-end investment companies are valued at their published net asset value (“NAV”). U.S. government and agency securities are valued at the mean between their bid and ask prices, which approximates fair value. Other debt securities, credit default swap (“CDS”) contracts and interest rate swap contracts are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instrument. Valuations for fixed income securities, including short-term debt securities, utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Investments in government money market funds have a stable NAV. Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended December 31, 2017 and for all open tax years (years ended December 31, 2014–December 31, 2016), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2017, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally separates the portion of realized gains and losses on investments in debt securities resulting from changes in the foreign exchange rates from that which is due to changes in market prices of debt securities. Gains or losses attributable to changes in foreign exchange rates are included in the Statement of Operations under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, these changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date

LVIP Delaware Diversified Floating Rate Fund–20

LVIP Delaware Diversified Floating Rate Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebate. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Withholding taxes are recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of the distributions by the issuer or management estimate. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund receives earning credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this arrangement is included in “Custodian fees” on the Statement of Operations with the corresponding expense offset shown as “Expenses paid indirectly”.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.60% of the first $500 million of the average daily net assets of the Fund and 0.55% of the average daily net assets of the Fund in excess of $500 million. The fee is calculated daily and paid monthly. LIAC has contractually agreed to waive a portion of its advisory fee as follows: 0.03% on the first $2 billion of average daily net assets of the Fund and 0.05% in excess of $2 billion of average daily net assets of the Fund. This agreement will continue through at least April 30, 2018, and cannot be terminated before that date without mutual agreement of the Board or LIAC.

Delaware Investments Fund Advisers (the “Sub-Adviser”), a series of Macquarie Investment Management Business Trust (formerly, Delaware Management Business Trust), is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2017, costs for these administrative and legal services were as follows:

Administrative	$47,135
Legal	8,189

Lincoln Life also provides certain contract holder and additional corporate services to the Fund. Effective May 1, 2017, the Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund’s average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $78,959 for the year ended December 31, 2017.

The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.

At December 31, 2017, the Fund had liabilities payable to affiliates as follows:

LVIP Delaware Diversified Floating Rate Fund–21

LVIP Delaware Diversified Floating Rate Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

Management fees payable to LIAC	$399,491
Distribution fees payable to LFD	174,077
Shareholder servicing fees payable to Lincoln Life	21,095

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

3. Investments

For the year ended December 31, 2017, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than U.S. government and agency securities	$555,157,056
Purchases of U.S. government and agency securities	288,054,462
Sales other than U.S. government and agency securities	523,273,629
Sales of U.S. government and agency securities	255,631,324

At December 31, 2017, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:

Cost of investments and derivatives	$860,924,078

Aggregate unrealized appreciation of investments and derivatives	$11,723,927
Aggregate unrealized depreciation of investments and derivatives	(796,059)

Net unrealized appreciation of investments and derivatives	$10,927,868

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

LVIP Delaware Diversified Floating Rate Fund–22

LVIP Delaware Diversified Floating Rate Fund

Notes to Financial Statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2017:

	Level 1	Level 2	Total
Investments:
Assets:
Agency Collateralized Mortgage Obligations	$—	$15,943,321	$15,943,321
Agency Commercial Mortgage-Backed Security	—	4,948,430	4,948,430
Agency Mortgage-Backed Securities	—	12,274,821	12,274,821
Convertible Bonds	—	4,839,490	4,839,490
Convertible Preferred Stock	709,678	788,211	1,497,889
Corporate Bonds	—	479,429,006	479,429,006
Loan Agreements	—	76,934,585	76,934,585
Non-Agency Asset-Backed Securities	—	163,919,274	163,919,274
Non-Agency Commercial Mortgage-Backed Securities	—	11,736,833	11,736,833
Regional Bonds	—	6,921,869	6,921,869
Sovereign Bonds	—	17,219,619	17,219,619
Supranational Banks	—	24,154,127	24,154,127
U.S. Treasury Obligations	—	12,449,158	12,449,158
Preferred Stock	—	7,625,705	7,625,705
Money Market Fund	27,118,146	—	27,118,146

Total Investments	$27,827,824	$839,184,449	$867,012,273

Derivatives:
Assets:
Swap Contracts	$—	$5,055,251	$5,055,251

Liabilities:
Swap Contracts	$—	$(215,578)	$(215,578)

There were no Level 3 investments at the beginning or end of the period.

During the year ended December 31, 2017, there were no material transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gain on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2017 and 2016 was as follows:

	Year Ended
	12/31/17	12/31/16
Ordinary income	$7,246,498	$—

5. Components of Net Assets on a Tax Basis

As of December 31, 2017, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$852,545,525
Undistributed ordinary income	12,164,923
Capital loss carryforward	(15,882,361)
Net unrealized appreciation	10,927,868

Net assets	$859,755,955

The difference between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales, straddles, tax treatment of swap contracts, contingent payment debt instruments and amortization of convertible bonds.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to swap reclass, sale of contingent payment debt instruments, amortization of convertible bonds, the tax treatment of gain

LVIP Delaware Diversified Floating Rate Fund–23

LVIP Delaware Diversified Floating Rate Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

(loss) on foreign currency transactions and paydown gain (loss) on mortgage-and asset-backed securities. Results of operations and net assets were not affected by these classifications. For the year ended December 31, 2017, the Fund recorded the following reclassifications:

Undistributed	Accumulated Net
Net Investment Income	Realized Loss
$(648,078)	$648,078

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

At December 31, 2017, the Fund had the following capital loss carryforwards for federal income tax purposes:

Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$2,891,815	$12,990,546	$15,882,361

In 2017, the Fund utilized $2,672,031 of capital loss carryforwards.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/17	12/31/16
Shares sold:
Standard Class	1,313,804	1,243,119
Service Class	14,456,792	9,458,970
Shares reinvested:
Standard Class	37,605	—
Service Class	680,439	—

	16,488,640	10,702,089

Shares redeemed:
Standard Class	(649,349)	(4,224,228)
Service Class	(8,655,948)	(13,176,802)

	(9,305,297)	(17,401,030)

Net increase (decrease)	7,183,343	(6,698,941)

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Swap Contracts–The Fund enters into interest rate swap contracts and CDS contracts in the normal course of pursuing its investment objective and strategies. The Fund may use interest rate swaps to manage the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Interest Rate Swaps–An interest rate swap contract is an exchange of interest rates between counterparties. An interest rate swap generally involves one party making payments based on a fixed interest rate in return for payments from a counterparty based on a variable or floating interest rate. The Fund may enter into either side of such a swap contract. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty for trades.

During the year ended December 31, 2017, the Fund used interest rate swap contracts to manage the Fund’s sensitivity to interest rates or to hedge against changes in interest rates.

LVIP Delaware Diversified Floating Rate Fund–24

LVIP Delaware Diversified Floating Rate Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

Credit Default Swaps–A CDS contract is a risk-transfer instrument through which one party (a purchaser of protection) transfers to another party (a seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular referenced security or basket of securities, (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the counterparty the agreed-upon value for the reference security or basket of securities. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended December 31, 2017, the Fund entered into CDS contracts as a purchaser of protection. Periodic payments (receipts) on CDS contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of a CDS contract. Initial margin and variation margin is posted to a central counterparty for centrally cleared CDS basket trades, as determined by an applicable central counterparty.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for cleared swaps, trading these instruments through a central counterparty.

During the year ended December 31, 2017, the Fund used CDS contracts to hedge against credit events.

Swaps Generally–The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Statement of Net Assets.

Fair values of derivative instruments as of December 31, 2017 were as follows:

	Asset Derivatives		Liabilities Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Swap contracts (Credit contracts)	Liabilities net of receivables and other assets	$—	Liabilities net of receivables and other assets	$(215,578)
Swap contracts (Interest rate contracts)	Liabilities net of receivables and other assets	5,055,251	Liabilities net of receivables and other assets	—

Total		$5,055,251		$(215,578)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2017 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Swap contracts (Credit contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	$(403,856)	$(225,210)
Swap contracts (Interest rate contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	(29,644)	313,586

Total		$(433,500)	$88,376

LVIP Delaware Diversified Floating Rate Fund–25

LVIP Delaware Diversified Floating Rate Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

Average Volume of Derivatives-The table below summarizes the average balance of derivative holdings by the Fund for the year ended December 31, 2017.

	Long Derivative Volume	Short Derivative Volume
CDS contracts (average notional value)*	$8,152,227	$—
Interest rate swap contracts (average notional value)**	—	246,248,904

*Long represents buying protection and short represents selling protection.

**Long represent paying floating interest payments and short represent receiving floating interest payments.

In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

At December 31, 2017, the Fund had no open derivatives subject to the offsetting provisions.

8. Credit and Market Risk

The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Financial Services LLC or Ba or lower by Moody’s Investor Services Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

When interest rates rise, fixed income securities (i.e. debt obligations), generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

The Fund invests in fixed income securities whose values are derived from an underlying pool of mortgages or consumer loans. The values of these securities are sensitive to changes in economic conditions, including delinquencies and defaults, and may be adversely affected by changes in interest rates and shifts in the market’s perception of issuers. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (“CMOs”). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on a CMO’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2017. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are

LVIP Delaware Diversified Floating Rate Fund–26

LVIP Delaware Diversified Floating Rate Fund

Notes to Financial Statements (continued)

8. Credit and Market Risk (continued)

illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

11. Recent Regulatory Reporting Updates

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amended Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. As of August 1, 2017, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.

12. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Delaware Diversified Floating Rate Fund–27

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of LVIP Delaware Diversified Floating Rate Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of LVIP Delaware Diversified Floating Rate Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.

Philadelphia, Pennsylvania

February 22, 2018

LVIP Delaware Diversified Floating Rate Fund–28

LVIP Delaware Diversified Floating Rate Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2017, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 22-23 and September 11-12, 2017, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various sub-advisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the sub-advisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the sub-advisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information (including total return and standard deviation) provided by Morningstar for the standard class of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2017. The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Funds, and had delegated those duties to unaffiliated sub-advisers responsible for investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the sub-adviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the sub-advisers’ investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC

LVIP Delaware Diversified Floating Rate Fund–29

LVIP Delaware Diversified Floating Rate Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

had implemented an advisory fee waiver through April 30, 2018. The Board noted that the investment management fees, without giving effect to the advisory fee waiver, were below the median investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had a breakpoint in the investment management fee schedule and that LIAC had implemented an advisory fee waiver through April 30, 2018 and concluded that economies of scale were appropriately shared with investors.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Delaware Investment Fund Advisers (“DIFA”) on behalf of the Funds, the Board considered the nature, extent and quality of services provided by DIFA under the subadvisory agreement. The Board reviewed the services provided by DIFA, the backgrounds of the investment professionals servicing the Fund, and the reputation, resources and investment approach of DIFA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage arrangements, risk management and compliance matters.

Performance. The Board reviewed the LVIP Delaware Diversified Floating Rate Fund’s total return and standard deviation compared to the total return and standard deviation of a peer group of funds included in the Morningstar Bank Loan funds category and the Bank of America Merrill Lynch USD Libor 3 month CM Index. The Board noted that the Fund’s total return was below the return of the Morningstar performance peer group median and above the benchmark index for the one, three and five year periods. The Board concluded that the services provided by DIFA were satisfactory.

Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedules (which include breakpoints for the Delaware Bond Fund and Delaware Diversified Floating Rate Fund) compared to the management fees of funds with similar investment strategies for which DIFA serves as the investment adviser. The Board considered that LIAC compensates DIFA from its fees and that the subadvisory fee schedules were negotiated between LIAC and DIFA. The Board concluded that the subadvisory fees for each DIFA Fund were reasonable.

Profitability and Fallout Benefits. The Board considered information regarding DIFA’s estimated profitability from providing subadvisory services to the Funds. The Board reviewed materials provided by DIFA as to any additional benefits it receives and noted DIFA’s statement that its relationship with the Funds has added to its prestige and visibility in the investment community and may make DIFA more attractive to potential clients and enhance DIFA’s ability to obtain research with soft dollars.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.

LVIP Delaware Diversified Floating Rate Fund–30

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.

The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.

The term Fund Complex includes the 92 series of Lincoln Variable Insurance Products Trust.

Interested Trustee

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	Formerly: Lincoln Advisors Trust

* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of both the Advisor and The Lincoln National Life Insurance Company, the parent company of the Trust’s Adviser.

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	92	Formerly: Lincoln Advisors Trust

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	Formerly: Lincoln Advisors Trust

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	Formerly: Lincoln Advisors Trust

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Formerly: Lincoln Advisors Trust

LVIP Delaware Diversified Floating Rate Fund–31

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Charles I. Plosser*** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Public Governor for the Financial Industry Regulatory Authority (FINRA); Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	92	Rochester Gas and Electric Corporation

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Associated Grocers of New England (Director Emeritus); Formerly: Lincoln Trust Advisors

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	Formerly: Lincoln Advisors Trust

Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	92	St. Vincent Health; Formerly: Lincoln Advisors Trust

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	92	Formerly: Lincoln Advisors Trust

Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012	92	Trustee of FundVantage Trust

** Steve A. Cobb, is the son-in-law of Kenneth G. Stella.

*** Charles I. Plosser was appointed Trustee effective January 1, 2018.

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.

Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.

LVIP Delaware Diversified Floating Rate Fund–32

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.

Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Vice President, Secretary, and Chief Legal Officer	Since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President and Chief Compliance Officer, Lincoln National Corporation; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Deputy General Counsel, Janney Montgomery Scott LLC.

Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.

Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.

John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

LVIP Delaware Diversified Floating Rate Fund–33

LVIP Delaware Wealth Builder Fund (formerly LVIP Delaware Foundation® Aggressive Allocation Fund) a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2017

LVIP Delaware Wealth Builder Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware Wealth Builder Fund

2017 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation

Sub-advised by: Delaware Investments Fund Advisers

The Fund returned 12.29% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2017, while its benchmark, the LVIP Delaware Wealth Builder Composite1 returned 12.42%; and its broad-based index, the S&P 500® Index2, returned 21.83%.

Jackson Square Partners, LLC, managed a portion of the Fund for the period January 1, 2017 – April 30, 2017.

As you would expect from our fundamental, bottom-up approach, stock selection primarily drove the large cap focus growth strategy’s (the strategy) performance during the year. From a sector perspective, we experienced strong performance in the information technology sector and weak performance in the consumer discretionary sector.

Our largest relative contributor to performance during the period January 1, 2017 through April 30, 2017 was Symantec Corporation. Symantec Corporation, a global leader in security and information management solutions, was a contributor to performance during the quarter. With the addition of LifeLock, a recent acquisition in the consumer security segment, Symantec can now offer consumers a robust product suite ranging from identity protection to recovery services. Overall, we like the risk/reward profile of this low-duration business and believe in the long-term secular growth of the cybersecurity market. We believe the company has additional M&A opportunities it can pursue to redefine Symantec as a security market leader. In addition, Symantec’s new management team, specifically CEO Greg Clark, who joined the company in August of 2016, has significant “skin in the game” in terms of compensation and incentives that are more aligned with shareholder interests.

Qualcomm, Inc., a leading intellectual property (IP) and fabless semiconductor company, detracted from performance during the quarter. In recent years, Qualcomm has been repeatedly attacked by various entities across multiple geographies regarding its patent portfolio and its ability to collect royalties on those patents. The stock had recovered in 2016 partly because the market believed most of these challenges were behind the company. However, in January, Apple made a very public attack stating that Qualcomm has established a monopolistic position, which the company leverages to charge its customers excessively. Qualcomm’s management characterizes the suit as a contract dispute, despite Apple’s public comments, and believes it is strategic posturing by Apple in order to secure better contract pricing. Given the pattern of routine legal battles and increased risk in China, we decided to reduce exposure to Qualcomm within the Fund during the past six months.

Despite positive absolute returns in the equity market over the past several years, we believe that a lack of meaningful volatility combined with tepid investor confidence in the global macroeconomic outlook demonstrates that there are more than just fundamental factors affecting stock prices. Many investors have struggled with accurately predicting the pace of global economic recovery and assessing external factors that threaten economic fundamentals. Nonetheless, absolute equity market returns have been strong since the market bottom in 2009, resulting in investor focus on equities as an asset class as opposed to a focus on company-specific fundamentals.

President Trump’s surprising victory in 2016 and periodic corresponding market reactions during the first year of his presidency reflect growing investor optimism, at least in the short-term, that potential policy shifts could stimulate economic growth. While there are varying degrees of uncertainty to President Trump’s unconventional style as a head of state and current questions and investigations surrounding his administration may hamper significant policy change in the short term, we are mindful of the potential macroeconomic implications of Trump policy shifts, e.g. economic growth, higher corporate and personal incomes from lower tax rates, etc. We believe it is too early to determine the long term direction or magnitude of such outcomes but we will closely monitor President Trump’s tenure with a keen eye on the execution of significant policy shifts.

Nonetheless, regardless of policy outcomes, we remain consistent in our long-term investment philosophy: We want to own what we view as strong secular-growth companies with solid business models and competitive positions that we believe can grow market share and have the potential to deliver shareholder value in a variety of market environments.

Portfolio Managers:
Jackson Square Partners, LLP:	Jeffrey S. Van Harte
Christopher J. Bonavico
Christopher M. Ericksen
Daniel J. Prislin

Delaware Investments managed a portion of the Fund for the period January 1, 2017 – April 30, 2017, and the Fund from May 1, 2017 - December 31, 2017.

Many of the more growth oriented names such as Constellation Brands and Monster Beverage outperformed as the market is clearly focused on growth at any price. Technology was an underperformer as “old tech” clearly trailed many of the semiconductor and higher growth tech names such as Adobe Systems and Red Hat that do not have dividends. Our underweight in Financials (mostly banks) also were a detractor as tax cuts and rising rates helped push these names higher.

Although the yield curve continues to flatten, over time this should offset the positive of tax cuts but investors are clearly focused on near term catalysts. Utilities were negative to attribution the fourth quarter issues affecting Edison International from the California fires pushed the stock down 19% during this period. Consumer Discretionary was hurt due to our holding in Mattel, down 29% as e-commerce issues were affecting their business even though valuations were at historical lows. As per the 4th quarter, many of the more growth and cyclically oriented companies such as homebuilders, hotels e-commerce outperformed. Lastly, our overweight to Energy and our strong stock selection were a positive during this period. Occidental and Chevron contributed to positive attribution.

Our 11% average allocation to international securities was a positive during this period. Stock selection in Hong Kong, Germany, Spain and South Korea led the outperformance of the allocation relative to the MSCI EAFE. Techtronic Industries in Hong Kong, Deutsche Post, PT Bank Rakyat in Indonesia and Samsung Electronics in Korea all contributed strongly to returns. REIT’s were mildly negative were offset by a slight positive in the fixed income area. Brookdale Senior Living, was flat during

LVIP Delaware Wealth Builder Fund–1

LVIP Delaware Wealth Builder Fund

2017 Annual Report Commentary (unaudited) (continued)

the quarter but did contribute negatively to return during the period from inception.

The market is at all-time highs (90% plus percentile versus history) in terms of valuations in both equities and credit. Our value/yield approach will not keep pace in a price momentum market with no valuation support. We have been through periods of underperformance during euphoric/momentum markets before. It has reaped rewards to stay the course and we will continue to be disciplined as valuation levels are in stretched and dangerous levels and our approach will be rewarded.

Portfolio Managers:
Delaware Investments Fund Advisers:	Babek Zenouzi
Damon J. Andres

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 12/31/07 through 12/31/17

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Delaware Wealth Builder Fund Standard Class shares on 12/31/07. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/17, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $16,156. For comparison, look at how the LVIP Delaware Wealth Builder Composite and S&P 500® Index did over the same period. The same $10,000 investment would have increased to $19,037 and $22,603, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Effective 5/1/17, the broad-based benchmark changed from the Aggressive Composite in order to reflect the investment strategy of the Fund. For comparison the same $10,000 investment from the same period of time for the Aggressive Composite would have increased to $16,665.

Effective June 15, 2009, the LVIP UBS Global Asset Allocation Fund was reorganized into the LVIP Delaware Foundation® Aggressive Allocation Fund. The performance for the period prior to June 15, 2009 reflects the performance of the LVIP UBS Global Asset Allocation Fund. The investment objective of the LVIP UBS Global Asset Allocation Fund was to maximize long-term return (capital appreciation plus current income) consistent with preservation of capital.

Average annual total returns on investment	Ended 12/31/17
Standard Class Shares
One Year	+	12.29%
Five Years	+	7.98%
Ten Years	+	4.91%

Service Class Shares
One Year	+	12.01%
Five Years	+	7.71%
Ten Years	+	4.65%

1.

The LVIP Delaware Wealth Builder Composite is an unmanaged index compiled by the Fund’s adviser, which shows how the Fund’s performance compares with the returns of an index that reflects a similar asset allocation to the market sectors in which the Fund invests. The LVIP Delaware Wealth Builder Composite is constructed as follows: 50% S&P 500 Index and 50% Bloomberg Barclays U.S. Aggregate Bond Index

2.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.

3.

The Aggressive Composite is an unmanaged index compiled by the Fund’s adviser, which shows how the Fund’s performance compares with the returns of an index that reflects a similar asset allocation to the market sectors in which the Fund invests.

Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. (DMHI) and its subsidiaries, including Delaware Management Company, sub-adviser to the Fund. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

Advisory services provided by Delaware Investments Fund Advisers (“DIFA”), a series of Macquarie Investment Management Business Trust (“MIMBT”), (formerly, Delaware Management Business Trust). MIMBT is a federally registered investment adviser. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by US laws and regulations.

All third-party trademarks are the property of their respective owners.

(c) 2018 Delaware Management Holdings, Inc.

LVIP Delaware Wealth Builder Fund–2

LVIP Delaware Wealth Builder Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2017 to December 31, 2017

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers and reimbursements in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Annualized Expense Ratio	Expenses Paid During Period 7/1/17 to 12/31/17*
Actual
Standard Class Shares	$1,000.00	$1,045.30	0.72%	$3.71
Service Class Shares	1,000.00	1,044.00	0.97%	5.00
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.58	0.72%	$3.67
Service Class Shares	1,000.00	1,020.32	0.97%	4.94

* “Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Delaware Wealth Builder Fund–3

LVIP Delaware Wealth Builder Fund

Security Type/Sector Allocations, Top 10 Equity Holdings and Geography Allocations (unaudited)

As of December 31, 2017

Sector and geographical designations may be different than those presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets

Common Stock	48.11%
U.S. Markets	32.12%
Aerospace & Defense	1.17%
Automobiles	0.81%
Banks	1.99%
Beverages	0.07%
Biotechnology	1.29%
Capital Markets	0.13%
Chemicals	0.96%
Commercial Services & Supplies	1.02%
Communications Equipment	1.00%
Diversified Telecommunication Services	2.43%
Electric Utilities	0.38%
Equity Real Estate Investment Trusts	4.15%
Food & Staples Retailing	0.51%
Food Products	1.45%
Health Care Equipment & Supplies	0.50%
Health Care Providers & Services	1.09%
Household Products	1.99%
Insurance	1.09%
Internet Software & Services	0.02%
IT Services	0.65%
Multiline Retail	0.85%
Oil, Gas & Consumable Fuels	3.18%
Pharmaceuticals	2.80%
Semiconductors & Semiconductor Equipment	0.95%
Software	1.06%
Specialty Retail	0.55%
Technology Hardware, Storage & Peripherals	0.03%
Developed Markets	15.30%
Aerospace & Defense	0.28%
Air Freight & Logistics	0.42%
Auto Components	0.17%
Automobiles	0.66%
Banks	1.79%
Beverages	0.34%
Construction & Engineering	0.46%
Diversified Telecommunication Services	0.29%
Electrical Equipment	0.34%
Equity Real Estate Investment Trusts	0.11%
Food & Staples Retailing	0.08%
Health Care Equipment & Supplies	0.34%
Household Durables	0.35%
Insurance	0.35%
Machinery	0.24%
Media	0.10%
Metals & Mining	0.22%
Multi-Utilities	0.63%
Oil, Gas & Consumable Fuels	2.41%

Security Type/Sector	Percentage of Net Assets

Pharmaceuticals	1.63%
Professional Services	0.27%
Real Estate Management & Development	0.05%
Road & Rail	0.34%
Software	0.24%
Specialty Retail	0.12%
Technology Hardware, Storage & Peripherals	0.48%
Textiles, Apparel & Luxury Goods	0.66%
Tobacco	1.21%
Trading Companies & Distributors	0.60%
Wireless Telecommunication Services	0.12%
Emerging Markets	0.69%
Banks	0.27%
Technology Hardware, Storage & Peripherals	0.33%
Wireless Telecommunication Services	0.09%
Preferred Stock	0.36%
Agency Collateralized Mortgage Obligations	1.61%
Agency Commercial Mortgage-Backed Securities	0.92%
Agency Mortgage-Backed Securities	10.06%
Corporate Bonds	20.76%
Advertising	0.01%
Aerospace & Defense	0.22%
Agriculture	0.23%
Airlines	0.09%
Auto Manufacturers	0.25%
Auto Parts & Equipment	0.03%
Banks	4.48%
Beverages	0.44%
Biotechnology	0.15%
Building Materials	0.34%
Chemicals	0.46%
Commercial Services	0.33%
Computers	0.08%
Construction & Engineering	0.03%
Containers & Packaging	0.16%
Distribution & Wholesale	0.06%
Diversified Financial Services	1.05%
Electric	1.82%
Electronics	0.12%
Entertainment	0.22%
Environmental Control	0.14%
Food	0.13%
Food Service	0.04%
Gas	0.07%
Health Care Products	0.28%
Health Care Services	0.46%
Home Builders	0.04%

LVIP Delaware Wealth Builder Fund–4

LVIP Delaware Wealth Builder Fund

Security Type/Sector Allocations, Top 10 Equity Holdings and Geography Allocations (unaudited) (continued)

Security Type/Sector	Percentage of Net Assets

Home Furnishings	0.09%
Housewares	0.04%
Insurance	0.90%
Internet	0.23%
Iron & Steel	0.05%
Leisure Time	0.06%
Lodging	0.16%
Manufacturing	0.30%
Media	1.19%
Metal Fabricate & Hardware	0.13%
Mining	0.44%
Office & Business Equipment	0.01%
Oil & Gas	0.87%
Oil & Gas Services	0.02%
Paper & Forest Products	0.10%
Pharmaceuticals	0.27%
Pipelines	0.96%
Real Estate Investment Trusts	1.05%
Retail	0.32%
Semiconductors	0.16%
Shipbuilding	0.03%
Software	0.35%
Telecommunications	0.77%
Transportation	0.15%
Trucking & Leasing	0.38%
Municipal Bonds	2.57%
Non-Agency Asset-Backed Securities	2.34%
Non-Agency Collateralized Mortgage Obligations	0.24%
Non-Agency Commercial Mortgage-Backed Securities	2.30%
Regional Bonds	0.20%
Sovereign Bonds	0.09%
Supranational Banks	0.01%
U.S. Treasury Obligations	5.12%
Short-Term Investments	2.50%
Total Value of Securities	97.19%
Receivables and Other Assets Net of Liabilities	2.81%
Total Net Assets	100.00%

IT–Information Technology

Holdings are for informational purpose only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets

AT&T	1.23%
Occidental Petroleum	1.22%
Verizon Communications	1.20%
Pfizer	1.15%
Procter & Gamble	1.02%
Wells Fargo & Co.	1.02%
Waste Management	1.02%
Cisco Systems	1.00%
AstraZeneca ADR	1.00%
Royal Dutch Shell ADR	1.00%
Total	10.86%

LVIP Delaware Wealth Builder Fund–5

LVIP Delaware Wealth Builder Fund

Security Type/Sector Allocations, Top 10 Equity Holdings and Geography Allocations (unaudited) (continued)

Geography*	Percentage of Net Assets

Australia	0.43%
Canada	0.84%
Cayman Islands	1.49%
Chile	0.01%
Colombia	0.00%
Denmark	0.29%
France	3.48%
Germany	0.72%
Guernsey	0.15%
Hong Kong	0.72%
Indonesia	0.27%
Ireland	0.32%
Italy	0.43%
Japan	3.28%
Liberia	0.06%
Luxembourg	0.06%
Mexico	0.01%
Netherlands	1.25%
New Zealand	0.01%
Puerto Rico	0.05%
Republic of Korea	0.37%
Russia	0.09%
Spain	0.05%
Sweden	0.51%
Switzerland	1.24%
United Kingdom	5.44%
United States	73.12%
Total	94.69%

*Allocation	includes all investments except for short-term investments.

LVIP Delaware Wealth Builder Fund–6

LVIP Delaware Wealth Builder Fund

Schedule of Investments

December 31, 2017

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK–48.11%
U.S. MARKETS–32.12%
Aerospace & Defense–1.17%
Lockheed Martin	4,000	$1,284,200
United Technologies	7,600	969,532

		2,253,732

Automobiles–0.81%
Ford Motor	124,500	1,555,005

		1,555,005

Banks–1.99%
BB&T	37,400	1,859,528
Wells Fargo & Co.	32,400	1,965,708

		3,825,236

Beverages–0.07%
Coca-Cola	2,940	134,887

		134,887

Biotechnology–1.29%
AbbVie	16,200	1,566,702
Amgen	5,300	921,670

		2,488,372

Capital Markets–0.13%
Blackstone Group	8,088	258,978

		258,978

Chemicals–0.96%
DowDuPont	25,800	1,837,476

		1,837,476

Commercial Services & Supplies–1.02%
Waste Management	22,700	1,959,010

		1,959,010

Communications Equipment–1.00%
Cisco Systems	50,200	1,922,660

		1,922,660

Diversified Telecommunication Services–2.43%
AT&T	61,037	2,373,070
Verizon Communications	43,443	2,299,438

		4,672,508

Electric Utilities–0.38%
Edison International	11,700	739,908

		739,908

Equity Real Estate Investment Trusts–4.15%
AvalonBay Communities	1,675	298,837
Boston Properties	1,100	143,033
Brandywine Realty Trust	4,825	87,767
Brixmor Property Group	8,700	162,342
Camden Property Trust	1,175	108,171
Columbia Property Trust	4,625	106,144

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Equity Real Estate Investment Trusts (continued)
Cousins Properties	8,775	$81,169
Crown Castle International	3,451	383,095
CubeSmart	3,225	93,267
DCT Industrial Trust	1,437	84,467
Equinix	675	305,923
Equity LifeStyle Properties	1,225	109,049
Equity Residential	29,218	1,863,232
Essex Property Trust	550	132,753
First Industrial Realty Trust	4,675	147,122
GGP	13,475	315,180
Healthcare Realty Trust	3,175	101,981
Healthcare Trust of America Class A	4,662	140,046
Host Hotels & Resorts	4,900	97,265
Invitation Homes	3,675	86,620
Kilroy Realty	725	54,121
MGM Growth Properties	3,800	110,770
Mid-America Apartment Communities	679	68,280
National Retail Properties	2,075	89,495
Outfront Media	2,925	67,860
Park Hotels & Resorts	3,650	104,937
Prologis	5,500	354,805
Public Storage	625	130,625
Realty Income	1,525	86,955
Regency Centers	3,007	208,024
Retail Properties of America	5,275	70,896
RLJ Lodging Trust	1,625	35,701
Simon Property Group	3,150	540,981
SL Green Realty	975	98,407
Sunstone Hotel Investors	4,125	68,186
UDR	8,750	337,050
Urban Edge Properties	6,150	156,763
Ventas	1,075	64,511
VEREIT	12,350	96,207
Vornado Realty Trust	2,000	156,360
Washington Real Estate Investment Trust	2,150	66,908
Weingarten Realty Investors	3,125	102,719
Welltower	1,050	66,959

		7,984,983

Food & Staples Retailing–0.51%
CVS Health	13,408	972,080

		972,080

Food Products–1.45%
Archer-Daniels-Midland	22,200	889,776
Kraft Heinz	11,933	927,910
Mondelez International	22,500	963,000

		2,780,686

LVIP Delaware Wealth Builder Fund–7

LVIP Delaware Wealth Builder Fund

Schedule of Investments (continued)

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Health Care Equipment & Supplies–0.50%
Abbott Laboratories	16,900	$964,483

		964,483

Health Care Providers & Services–1.09%
†Brookdale Senior Living	87,983	853,435
Cardinal Health	20,300	1,243,781

		2,097,216

Household Products–1.99%
Kimberly-Clark	15,500	1,870,230
Procter & Gamble	21,400	1,966,232

		3,836,462

Insurance–1.09%
Arthur J. Gallagher & Co.	29,000	1,835,120
Prudential Financial	2,349	270,088

		2,105,208

Internet Software & Services–0.02%
†Facebook Class A	191	33,704

		33,704

IT Services–0.65%
International Business Machines	8,100	1,242,702

		1,242,702

Multiline Retail–0.85%
Target	25,000	1,631,250

		1,631,250

Oil, Gas & Consumable Fuels–3.18%
Chevron	10,436	1,306,483
ConocoPhillips	17,700	971,553
Occidental Petroleum	31,900	2,349,754
Targa Resources	2,989	144,727
Williams	43,800	1,335,462

		6,107,979

Pharmaceuticals–2.80%
Johnson & Johnson	9,262	1,294,087
Merck & Co.	33,500	1,885,045
Pfizer	60,995	2,209,239

		5,388,371

Semiconductors & Semiconductor Equipment–0.95%
Intel	39,396	1,818,519

		1,818,519

Software–1.06%
CA	57,271	1,905,979
Microsoft	1,567	134,041

		2,040,020

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Specialty Retail–0.55%
Lowe’s	11,300	$1,050,222

		1,050,222

Technology Hardware, Storage & Peripherals–0.03%
Apple	393	66,507

		66,507

Total U.S. Markets (Cost $51,877,050)		61,768,164

§DEVELOPED MARKETS–15.30%
Aerospace & Defense–0.28%
Leonardo	11,035	131,131
Meggitt	62,001	402,595

		533,726

Air Freight & Logistics–0.42%
Deutsche Post	16,929	804,696

		804,696

Auto Components–0.17%
Valeo	4,443	330,963

		330,963

Automobiles–0.66%
Bayerische Motoren Werke	5,103	529,090
Toyota Motor	11,700	745,641

		1,274,731

Banks–1.79%
BNP Paribas	677	50,361
ING Groep	36,063	661,999
Mitsubishi UFJ Financial Group	125,400	912,657
Nordea Bank	62,305	754,387
†Standard Chartered	55,154	579,204
†UniCredit	25,398	473,781

		3,432,389

Beverages–0.34%
Carlsberg Class B	4,603	552,076
Coca-Cola Amatil	14,278	94,590

		646,666

Construction & Engineering–0.46%
Vinci	8,684	886,564

		886,564

Diversified Telecommunication Services–0.29%
Nippon Telegraph & Telephone	11,828	556,083

		556,083

Electrical Equipment–0.34%
ABB ADR	24,519	657,600

		657,600

LVIP Delaware Wealth Builder Fund–8

LVIP Delaware Wealth Builder Fund

Schedule of Investments (continued)

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
§DEVELOPED MARKETS (continued)
Equity Real Estate Investment Trusts–0.11%
Assura	126,725	$109,331
Merlin Properties Socimi	7,539	102,109

		211,440

Food & Staples Retailing–0.08%
Matsumotokiyoshi Holdings	3,600	147,892

		147,892

Health Care Equipment & Supplies–0.34%
Koninklijke Philips	17,513	661,268

		661,268

Household Durables–0.35%
Techtronic Industries	104,000	676,565

		676,565

Insurance–0.35%
AXA	22,885	678,157

		678,157

Machinery–0.24%
MINEBEA MITSUMI	22,000	458,858

		458,858

Media–0.10%
Publicis Groupe	2,821	191,228

		191,228

Metals & Mining–0.22%
Rio Tinto	7,956	417,353

		417,353

Multi-Utilities–0.63%
National Grid	6,923	81,612
National Grid ADR	19,200	1,129,152

		1,210,764

Oil, Gas & Consumable Fuels–2.41%
Royal Dutch Shell ADR Class B	28,100	1,918,949
Suncor Energy	11,200	411,201
TOTAL	9,017	497,738
TOTAL ADR	32,800	1,813,184

		4,641,072

Pharmaceuticals–1.63%
AstraZeneca ADR	55,400	1,922,380
Novartis	7,838	659,587
Sanofi	6,421	552,797

		3,134,764

Professional Services–0.27%
Teleperformance	3,669	525,217

		525,217

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
§DEVELOPED MARKETS (continued)
Real Estate Management & Development–0.05%
Grainger	22,457	$87,777

		87,777

Road & Rail–0.34%
East Japan Railway	6,672	650,642

		650,642

Software–0.24%
Playtech	40,396	468,824

		468,824

Specialty Retail–0.12%
Nitori Holdings	1,618	230,281

		230,281

Technology Hardware, Storage & Peripherals–0.48%
Canon ADR	24,500	916,300

		916,300

Textiles, Apparel & Luxury Goods–0.66%
Kering	1,200	564,873
Yue Yuen Industrial Holdings	181,500	712,633

		1,277,506

Tobacco–1.21%
British American Tobacco ADR	19,131	1,281,586
Imperial Brands	10,927	466,087
Japan Tobacco	18,100	582,876

		2,330,549

Trading Companies & Distributors–0.60%
ITOCHU	48,760	908,961
Rexel	13,190	238,831

		1,147,792

Wireless Telecommunication Services–0.12%
Tele2 Class B	18,413	226,296

		226,296

Total Developed Markets (Cost $21,627,376)		29,413,963

×EMERGING MARKETS–0.69%
Banks–0.27%
Bank Rakyat Indonesia Persero	1,959,200	525,630

		525,630

Technology Hardware, Storage & Peripherals–0.33%
Samsung Electronics	265	629,616

		629,616

LVIP Delaware Wealth Builder Fund–9

LVIP Delaware Wealth Builder Fund

Schedule of Investments (continued)

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
×EMERGING MARKETS (continued)
Wireless Telecommunication Services–0.09%
Mobile TeleSystems PJSC ADR	16,600	$169,154

		169,154

Total Emerging Markets (Cost $1,100,806)		1,324,400

Total Common Stock (Cost $74,605,232)		92,506,527

PREFERRED STOCK–0.36%
µBank of America 6.50%	155,000	176,313
µGeneral Electric 5.00%	458,000	472,587
µIntegrys Holding 6.00%	1,700	46,091

Total Preferred Stock (Cost $688,136)		694,991

	Principal Amount°

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–1.61%
Fannie Mae Grantor Trust Series 2001-T7 A1 7.50% 2/25/41	32	37
Fannie Mae REMICs
Series 1996-46 ZA 7.50% 11/25/26	523	586
Series 2005-70 PA 5.50% 8/25/35	2,624	2,919
•*Series 2008-15 SB 5.048% (6.60% minus LIBOR01M, Cap 6.60%, Floor 0.00%) 8/25/36	19,394	3,518
Series 2010-41 PN 4.50% 4/25/40	65,000	68,740
Series 2010-43 HJ 5.50% 5/25/40	4,258	4,688
•*Series 2010-129 SM 4.448% (6.00% minus LIBOR01M, Cap 6.00%, Floor 0.00%) 11/25/40	40,448	5,851
*Series 2012-98 MI 3.00% 8/25/31	61,103	6,863
•*Series 2012-122 SD 4.548% (6.10% minus LIBOR01M, Cap 6.10%, Floor 0.00%) 11/25/42	113,087	21,600
•*Series 2012-139 NS 5.148% (6.70% minus LIBOR01M, Cap 6.70%, Floor 0.00%) 12/25/42	766,825	176,684

	Principal Amount°	Value (U.S. $)

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Fannie Mae REMICs (continued)
*Series 2013-7 EI 3.00% 10/25/40	54,961	$7,370
*Series 2013-26 ID 3.00% 4/25/33	56,461	8,086
*Series 2013-38 AI 3.00% 4/25/33	53,827	7,655
*Series 2013-43 IX 4.00% 5/25/43	172,358	40,901
*Series 2013-44 DI 3.00% 5/25/33	137,718	19,804
*Series 2013-55 AI 3.00% 6/25/33	74,522	10,805
Series 2014-36 ZE 3.00% 6/25/44	38,967	36,519
•*Series 2014-68 BS 4.598% (6.15% minus LIBOR01M, Cap 6.15%, Floor 0.00%) 11/25/44	59,338	11,188
•*Series 2014-90 SA 4.598% (6.15% minus LIBOR01M, Cap 6.15%, Floor 0.00%) 1/25/45	157,077	29,486
•*Series 2015-27 SA 4.898% (6.45% minus LIBOR01M, Cap 6.45%, Floor 0.00%) 5/25/45	64,631	13,678
Series 2015-44 Z 3.00% 9/25/43	68,869	66,944
*Series 2015-66 ID 3.50% 5/25/42	1,521,593	238,015
Series 2015-89 AZ 3.50% 12/25/45	7,529	7,395
•*Series 2015-95 SH 4.448% (6.00% minus LIBOR01M, Cap 6.00%, Floor 0.00%) 1/25/46	79,052	17,328
*Series 2016-30 CI 3.00% 5/25/36	72,234	10,218
•*Series 2016-55 SK 4.448% (6.00% minus LIBOR01M, Cap 6.00%, Floor 0.00%) 8/25/46	86,271	18,465
•*Series 2016-62 SA 4.448% (6.00% minus LIBOR01M, Cap 6.00%, Floor 0.00%) 9/25/46	106,718	23,931
•*Series 2016-85 SA 4.448% (6.00% minus LIBOR01M, Cap 6.00%, Floor 0.00%) 11/25/46	104,358	23,593

LVIP Delaware Wealth Builder Fund–10

LVIP Delaware Wealth Builder Fund

Schedule of Investments (continued)

	Principal Amount°	Value (U.S. $)

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Fannie Mae REMICs (continued)
*Series 2017-11 EI 3.00% 3/25/42	94,265	$13,193
Series 2017-39 CY 3.50% 5/25/47	480,000	479,287
Freddie Mac REMICs
Series 2326 ZQ 6.50% 6/15/31	3,808	4,244
*Series 3962 EI 3.50% 9/15/26	2,867,672	243,030
Series 4065 DE 3.00% 6/15/32	10,000	10,096
*Series 4100 EI 3.00% 8/15/27	3,204,932	312,697
*Series 4109 AI 3.00% 7/15/31	133,250	15,243
*Series 4120 IK 3.00% 10/15/32	88,719	12,127
*Series 4146 IA 3.50% 12/15/32	49,741	7,841
•*Series 4159 KS 4.673% (6.15% minus LIBOR01M, Cap 6.15%, Floor 0.00%) 1/15/43	55,164	11,988
*Series 4181 DI 2.50% 3/15/33	57,710	7,217
•*Series 4184 GS 4.643% (6.12% minus LIBOR01M, Cap 6.12%, Floor 0.00%) 3/15/43	56,544	12,078
*Series 4185 LI 3.00% 3/15/33	57,175	8,185
*Series 4191 CI 3.00% 4/15/33	59,026	8,481
*Series 4342 CI 3.00% 11/15/33	57,159	7,048
Series 4435 DY 3.00% 2/15/35	54,000	54,025
Series 4457 KZ 3.00% 4/15/45	46,577	44,428
•*Series 4494 SA 4.703% (6.18% minus LIBOR01M, Cap 6.18%, Floor 0.00%) 7/15/45	69,877	14,604
*Series 4543 HI 3.00% 4/15/44	77,718	12,224
Series 4592 WT 5.50% 6/15/46	91,762	101,451
•*Series 4594 SG 4.523% (6.00% minus LIBOR01M, Cap 6.00%, Floor 0.00%) 6/15/46	159,961	36,530
Series 4614 HB 2.50% 9/15/46	30,000	27,700
Series 4623 LZ 2.50% 10/15/46	26,769	23,465
Series 4623 MW 2.50% 10/15/46	30,000	28,058
*Series 4625 BI 3.50% 6/15/46	102,101	21,165
•*Series 4631 GS 4.523% (6.00% minus LIBOR01M, Cap 6.00%, Floor 0.00%) 11/15/46	96,054	20,886
Series 4636 NZ 3.00% 12/15/46	34,004	32,591
Freddie Mac Strips
•*Series 267 S5 4.523% (6.00% minus LIBOR01M, Cap 6.00%, Floor 0.00%) 8/15/42	62,207	12,081

	Principal Amount°	Value (U.S. $)

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Freddie Mac Strips (continued)
•*Series 299 S1 4.523% (6.00% minus LIBOR01M, Cap 6.00%, Floor 0.00%) 1/15/43 ..	58,267	$10,908
•*Series 326 S2 4.473% (5.95% minus LIBOR01M, Cap 5.95%, Floor 0.00%) 3/15/44 ..	65,539	12,597
GNMA
Series 2010-113 KE 4.50% 9/20/40	155,000	167,101
Series 2012-136 MX 2.00% 11/20/42	10,000	8,831
Series 2013-113 AZ 3.00% 8/20/43	70,596	68,660
Series 2013-113 LY 3.00% 5/20/43	9,000	9,021
Series 2015-64 GZ 2.00% 5/20/45	32,642	27,372
*Series 2015-74 CI 3.00% 10/16/39	67,833	8,850
Series 2015-133 AL 3.00% 5/20/45	71,000	71,876
*Series 2015-142 AI 4.00% 2/20/44	53,192	6,757
•*Series 2016-108 SK 4.549% (6.05% minus LIBOR01M, Cap 6.05%, Floor 0.00%) 8/20/46	93,094	20,141
Series 2016-111 PB 2.50% 8/20/46	28,000	25,683
*Series 2016-116 GI 3.50% 11/20/44	100,545	17,539
*Series 2016-118 DI 3.50% 3/20/43	117,225	18,003
•*Series 2016-120 AS 4.599% (6.10% minus LIBOR01M, Cap 6.10%, Floor 0.00%) 9/20/46	92,146	21,211
•*Series 2016-120 NS 4.599% (6.10% minus LIBOR01M, Cap 6.10%, Floor 0.00%) 9/20/46	119,288	27,544
Series 2016-134 MW 3.00% 10/20/46	5,000	5,093
Series 2016-156 PB 2.00% 11/20/46	19,000	15,719
*Series 2016-160 GI 3.50% 11/20/46	93,600	21,863

LVIP Delaware Wealth Builder Fund–11

LVIP Delaware Wealth Builder Fund

Schedule of Investments (continued)

	Principal Amount°	Value (U.S. $)

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
GNMA (continued)
•*Series 2016-160 GS 4.599% (6.10% minus LIBOR01M, Cap 6.10%, Floor 0.00%) 11/20/46	159,419	$36,307
*Series 2016-163 PI 3.50% 5/20/43	143,952	23,469
*Series 2016-163 XI 3.00% 10/20/46	90,315	12,220

Total Agency Collateralized Mortgage Obligations (Cost $3,077,262)		3,101,595

AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–0.92%
•◆Freddie Mac Multifamily Structured Pass-Through Certificates Series KS03 A4 3.161% 5/25/25	50,000	51,065
FREMF Mortgage Trust
•Series 2011-K10 B 4.622% 11/25/49	400,000	416,062
•Series 2011-K12 B 4.344% 1/25/46	35,000	36,628
•Series 2011-K14 B 5.167% 2/25/47	20,000	21,504
•Series 2011-K15 B 4.948% 8/25/44	10,000	10,647
•Series 2011-K704 B 4.536% 10/25/30	30,000	30,302
•Series 2012-K22 B 3.686% 8/25/45	35,000	35,765
•Series 2012-K708 B 3.75% 2/25/45	435,000	439,877
•Series 2013-K32 B 3.537% 10/25/46	40,000	40,987
•Series 2013-K33 B 3.501% 8/25/46	30,000	30,231
•Series 2013-K712 B 3.362% 5/25/45	25,000	25,222
•Series 2013-K713 B 3.165% 4/25/46	15,000	15,082
•Series 2013-K713 C 3.165% 4/25/46	45,000	44,840
•Series 2014-K41 B 3.832% 11/25/47	500,000	511,223
•Series 2017-K71 B 3.753% 11/25/50	35,000	34,532
•Series 2017-K729 B 3.675% 11/25/49	25,000	24,746

Total Agency Commercial Mortgage-Backed Securities (Cost $1,784,266)		1,768,713

	Principal Amount°	Value (U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES–10.06%
Fannie Mae 3.00% 10/1/47	259,922	$258,751
Fannie Mae ARM
•2.903% (LIBOR12M + 1.60%) 7/1/45	9,818	9,924
•2.955% (LIBOR12M + 1.556%) 12/1/45	15,223	15,459
•3.20% (LIBOR12M + 1.547%) 4/1/44	18,488	18,873
•3.206% (LIBOR12M + 1.524%) 3/1/44	26,223	26,789
•3.58% (LIBOR12M + 1.83%) 8/1/35	1,176	1,238
Fannie Mae S.F. 30 yr
4.50% 11/1/39	18,584	20,150
4.50% 6/1/40	22,335	24,136
4.50% 7/1/40	24,700	26,377
4.50% 8/1/40	6,310	6,790
4.50% 8/1/41	381,230	410,895
4.50% 10/1/43	384,676	415,040
4.50% 10/1/44	17,436	18,785
4.50% 3/1/46	1,887,534	2,009,771
4.50% 4/1/46	2,629,393	2,826,961
4.50% 5/1/46	64,781	69,649
4.50% 7/1/46	59,566	63,761
5.00% 7/1/47	514,543	557,329
5.50% 4/1/37	11,496	12,819
5.50% 3/1/38	5,258	5,797
5.50% 6/1/39	13,313	14,704
5.50% 7/1/40	12,617	14,006
5.50% 6/1/41	35,628	39,525
5.50% 5/1/44	2,396,831	2,658,442
6.00% 9/1/36	7,034	8,063
6.00% 12/1/36	1,248	1,410
6.00% 6/1/37	698	790
6.00% 7/1/37	483	541
6.00% 9/1/38	37,725	42,374
6.00% 10/1/38	2,587,399	2,916,184
6.00% 11/1/38	2,956	3,344
6.00% 10/1/39	47,100	53,461
6.00% 11/1/40	1,904	2,161
6.00% 7/1/41	302,676	341,886
6.50% 3/1/40	35,270	39,943
6.50% 5/1/40	19,840	22,136
Fannie Mae S.F. 30 yr TBA
3.00% 2/1/48	4,087,000	4,081,652
4.50% 2/1/48	761,000	808,681
Freddie Mac ARM
•2.559% (LIBOR12M + 1.63%) 10/1/46	37,671	37,662
•2.736% (LIBOR12M + 1.622%) 10/1/45	12,041	12,176
•2.919% (LIBOR12M + 1.63%) 10/1/45	20,244	20,521

LVIP Delaware Wealth Builder Fund–12

LVIP Delaware Wealth Builder Fund

Schedule of Investments (continued)

	Principal Amount°	Value (U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac ARM (continued)
•2.969% (LIBOR12M + 1.62%) 11/1/45	17,826	$18,112
•3.111% (LIBOR12M + 1.62%) 3/1/46	29,618	30,202
Freddie Mac S.F. 30 yr
4.50% 4/1/39	2,760	2,960
4.50% 5/1/40	120,477	129,911
4.50% 7/1/42	35,734	38,443
4.50% 8/1/42	380,399	410,147
4.50% 12/1/43	32,272	34,615
4.50% 8/1/44	41,698	44,521
4.50% 7/1/45	170,233	181,956
5.00% 6/1/36	27,474	29,792
5.00% 5/1/41	22,622	24,701
5.50% 3/1/34	1,501	1,663
5.50% 12/1/34	1,298	1,442
5.50% 12/1/35	1,386	1,543
5.50% 11/1/36	1,035	1,148
5.50% 12/1/36	362	401
5.50% 9/1/37	1,621	1,792
5.50% 4/1/38	5,694	6,291
5.50% 6/1/38	627	692
5.50% 7/1/38	5,822	6,430
5.50% 6/1/39	5,655	6,250
5.50% 3/1/40	4,735	5,235
5.50% 8/1/40	2,851	3,150
5.50% 1/1/41	2,710	2,996
5.50% 6/1/41	76,751	84,903
6.00% 2/1/36	2,867	3,236
6.00% 3/1/36	4,156	4,689
6.00% 9/1/37	3,871	4,340
6.00% 1/1/38	1,630	1,827
6.00% 6/1/38	4,508	5,083
6.00% 8/1/38	6,101	6,904
6.00% 5/1/40	24,026	26,991
6.00% 7/1/40	22,457	25,312
6.50% 4/1/39	6,645	7,425
GNMA I S.F. 30 yr 5.50% 2/15/41	20,419	22,465
GNMA II S.F. 30 yr
5.00% 9/20/46	85,214	91,800
5.50% 5/20/37	8,973	9,871
5.50% 4/20/40	6,788	7,333
6.00% 2/20/39	9,681	10,697
6.00% 10/20/39	39,110	43,215
6.00% 2/20/40	39,451	43,774
6.00% 4/20/46	13,167	14,604
6.50% 10/20/39	15,556	17,283

Total Agency Mortgage-Backed Securities (Cost $19,447,471)		19,335,101

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS–20.76%
Advertising–0.01%
Lamar Media 5.75% 2/1/26	25,000	$26,781

		26,781

Aerospace & Defense–0.22%
Northrop Grumman
3.25% 1/15/28	50,000	50,180
4.03% 10/15/47	60,000	62,980
Rockwell Collins 3.20% 3/15/24	50,000	50,452
TransDigm 6.375% 6/15/26	55,000	55,687
United Technologies
2.80% 5/4/24	150,000	149,022
3.75% 11/1/46	50,000	50,210

		418,531

Agriculture–0.23%
BAT Capital 3.557% 8/15/27	445,000	446,459

		446,459

Airlines–0.09%
◆Air Canada 2015-1 Class A Pass Through Trust 3.60% 3/15/27	22,800	23,215
◆American Airlines 2014-1 Class A Pass Through Trust 3.70% 10/1/26	20,768	21,235
◆American Airlines 2015-1 Class A Pass Through Trust 3.375% 5/1/27	21,966	22,025
◆American Airlines 2015-2 Class AA Pass Through Trust 3.60% 9/22/27	13,935	14,217
◆American Airlines 2016-1 Class AA Pass Through Trust 3.575% 1/15/28	14,274	14,579
◆United Airlines 2014-1 Class A Pass Through Trust 4.00% 4/11/26	17,206	18,068
◆United Airlines 2014-2 Class A Pass Through Trust 3.75% 9/3/26	39,838	41,328
◆United Airlines 2016-1 Class AA Pass Through Trust 3.10% 7/7/28	15,000	15,011

		169,678

Auto Manufacturers–0.25%
Daimler 2.75% 12/10/18	NOK 320,000	39,673
Daimler Finance North America 3.45% 1/6/27	150,000	153,689
General Motors 6.75% 4/1/46	20,000	25,270
General Motors Financial 5.25% 3/1/26	160,000	176,225
Hyundai Capital America 2.55% 2/6/19	50,000	49,925

LVIP Delaware Wealth Builder Fund–13

LVIP Delaware Wealth Builder Fund

Schedule of Investments (continued)

		Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Auto Manufacturers (continued)
Hyundai Capital America (continued)
3.00% 3/18/21		20,000	$19,968
Toyota Motor Credit 2.80% 7/13/22		20,000	20,249

			484,999

Auto Parts & Equipment–0.03%
Allison Transmission 4.75% 10/1/27		30,000	30,263
Goodyear Tire & Rubber 5.00% 5/31/26		35,000	36,220

			66,483

Banks–4.48%
Bank Nederlandse Gemeenten 3.50% 7/19/27	AUD	18,000	14,275
Bank of America
µ3.124% 1/20/23		615,000	624,212
3.30% 8/5/21	AUD	20,000	15,759
µ3.419% 12/20/28		15,000	15,022
4.183% 11/25/27		90,000	94,159
µ4.443% 1/20/48		10,000	11,298
µBank of Montreal 3.803% 12/15/32		65,000	64,342
Bank of New York Mellon
2.50% 4/15/21		60,000	60,163
3.30% 8/23/29		35,000	34,940
µ4.625% 12/29/49		75,000	76,406
Branch Banking & Trust 2.85% 4/1/21		390,000	395,530
Citigroup
•2.522% (LIBOR03M + 1.10%) 5/17/24		50,000	50,807
µ3.52% 10/27/28		50,000	50,340
3.75% 10/27/23	AUD	13,000	10,321
Citizens Financial Group
2.375% 7/28/21		35,000	34,571
4.30% 12/3/25		40,000	42,025
Compass Bank 2.875% 6/29/22		250,000	247,645
Cooperatieve Rabobank 3.75% 7/21/26		250,000	253,720
Credit Suisse Group
4.282% 1/9/28		400,000	417,508
µ6.25% 12/29/49		200,000	217,342
Credit Suisse Group Funding Guernsey 4.55% 4/17/26		275,000	294,949
Development Bank of Japan 2.625% 9/1/27		200,000	196,856
Fifth Third Bancorp 2.60% 6/15/22		20,000	19,904
Fifth Third Bank 2.25% 6/14/21		320,000	317,097

		Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Banks (continued)
Goldman Sachs Group
µ3.272% 9/29/25		60,000	$59,812
µ3.691% 6/5/28		265,000	269,151
5.15% 5/22/45		80,000	92,988
Huntington Bancshares 2.30% 1/14/22		50,000	49,242
JPMorgan Chase & Co.
µ3.964% 11/15/48		125,000	129,408
µ4.032% 7/24/48		70,000	73,194
µ6.75% 8/29/49		300,000	340,125
KeyBank 3.40% 5/20/26		250,000	249,518
Landwirtschaftliche Rentenbank 5.375% 4/23/24	NZD	20,000	15,811
Lloyds Banking Group
µ2.907% 11/7/23		200,000	198,509
µ7.50% 4/30/49		200,000	227,250
Morgan Stanley
µ3.591% 7/22/28		55,000	55,573
3.95% 4/23/27		45,000	45,785
4.375% 1/22/47		165,000	181,331
5.00% 9/30/21	AUD	14,000	11,686
5.00% 11/24/25		285,000	312,371
µNorthern Trust 3.375% 5/8/32		30,000	29,924
µPNC Financial Services Group 5.00% 12/29/49		305,000	323,300
Popular 7.00% 7/1/19		85,000	88,825
Regions Financial 2.75% 8/14/22		35,000	34,927
Royal Bank of Scotland Group 3.875% 9/12/23		200,000	203,647
Santander UK 5.00% 11/7/23		200,000	214,201
State Street
3.10% 5/15/23		25,000	25,236
3.30% 12/16/24		350,000	361,844
SunTrust Banks 2.70% 1/27/22		230,000	230,212
Toronto-Dominion Bank 2.50% 12/14/20		40,000	40,145
µUBS Group 6.875% 12/29/49		200,000	221,813
UBS Group Funding Switzerland 3.491% 5/23/23		200,000	203,389
US Bancorp
3.10% 4/27/26		65,000	64,613
3.15% 4/27/27		350,000	351,060
•USB Capital IX 3.50% 10/29/49		275,000	249,219
Wells Fargo & Co. 3.00% 7/27/21	AUD	40,000	31,200
Wells Fargo Capital X 5.95% 12/15/36		15,000	17,100
µWestpac Banking 5.00% 12/31/49		25,000	24,965

LVIP Delaware Wealth Builder Fund–14

LVIP Delaware Wealth Builder Fund

Schedule of Investments (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Banks (continued)
Zions Bancorporation 4.50% 6/13/23	20,000	$20,948

		8,607,513

Beverages–0.44%
Anheuser-Busch InBev Finance 3.65% 2/1/26	415,000	428,998
Cott Holdings 5.50% 4/1/25	90,000	92,700
Molson Coors Brewing
3.00% 7/15/26	115,000	112,770
4.20% 7/15/46	45,000	46,046
Pernod Ricard 4.45% 1/15/22	150,000	159,482

		839,996

Biotechnology–0.15%
Biogen 5.20% 9/15/45	120,000	143,005
Celgene
3.25% 8/15/22	50,000	50,846
4.625% 5/15/44	60,000	64,262
Gilead Sciences 4.15% 3/1/47	35,000	37,324

		295,437

Building Materials–0.34%
Boise Cascade 5.625% 9/1/24	110,000	116,600
Builders FirstSource 5.625% 9/1/24	90,000	94,001
Jeld-Wen
4.625% 12/15/25	10,000	10,100
4.875% 12/15/27	75,000	75,937
Lennox International 3.00% 11/15/23	40,000	39,550
Martin Marietta Materials
3.50% 12/15/27	60,000	59,676
4.25% 12/15/47	55,000	54,650
NCI Building Systems 8.25% 1/15/23	25,000	26,531
Standard Industries 5.00% 2/15/27	160,000	164,000
US Concrete 6.375% 6/1/24	5,000	5,387

		646,432

Chemicals–0.46%
Chemours 5.375% 5/15/27	75,000	77,813
Dow Chemical 8.55% 5/15/19	373,000	404,158
Kraton Polymers 7.00% 4/15/25	75,000	80,625
Mosaic
4.05% 11/15/27	45,000	45,207
5.625% 11/15/43	70,000	75,685
NOVA Chemicals 5.25% 6/1/27	60,000	60,000
Olin 5.125% 9/15/27	45,000	47,475
Potash Corp. of Saskatchewan 4.00% 12/15/26	15,000	15,634
PQ 6.75% 11/15/22	50,000	53,563

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Chemicals (continued)
Westlake Chemical 4.375% 11/15/47	30,000	$31,286

		891,446

Commercial Services–0.33%
Avis Budget Car Rental 6.375% 4/1/24	35,000	36,585
Herc Rentals 7.75% 6/1/24	31,000	34,177
Kar Auction Services 5.125% 6/1/25	35,000	35,963
Nielsen Co. Luxembourg 5.00% 2/1/25	60,000	62,400
Prime Security Services Borrower 9.25% 5/15/23	215,000	239,187
Service Corp International 4.625% 12/15/27	55,000	55,942
United Rentals North America
5.50% 5/15/27	140,000	147,700
5.875% 9/15/26	20,000	21,475

		633,429

Computers–0.08%
Apple 2.75% 1/13/25	125,000	124,031
Dell International 6.02% 6/15/26	35,000	38,655

		162,686

Construction & Engineering–0.03%
SBA Tower Trust
2.24% 4/10/18	40,000	40,008
2.898% 10/8/19	25,000	25,060

		65,068

Containers & Packaging–0.16%
BWAY Holding 5.50% 4/15/24	155,000	161,587
CCL Industries 3.25% 10/1/26	35,000	33,619
Owens-Brockway Glass Container 5.875% 8/15/23	35,000	37,778
WestRock
3.00% 9/15/24	40,000	39,705
3.375% 9/15/27	35,000	34,826

		307,515

Distribution & Wholesale–0.06%
American Tire Distributors 10.25% 3/1/22	50,000	51,750
HD Supply 5.75% 4/15/24	60,000	63,900

		115,650

Diversified Financial Services–1.05%
AerCap Ireland Capital 3.65% 7/21/27	300,000	297,493
Air Lease
3.00% 9/15/23	55,000	54,645

LVIP Delaware Wealth Builder Fund–15

LVIP Delaware Wealth Builder Fund

Schedule of Investments (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Diversified Financial Services (continued)
Air Lease (continued)
3.625% 4/1/27	185,000	$185,214
Ally Financial 5.75% 11/20/25	105,000	114,844
Charles Schwab
3.20% 1/25/28	25,000	25,071
µ5.00% 6/1/66	30,000	30,151
E*TRADE Financial
3.80% 8/24/27	75,000	74,906
µ5.875% 12/29/49	60,000	63,750
Intercontinental Exchange 3.10% 9/15/27	50,000	49,994
International Lease Finance 8.625% 1/15/22	135,000	162,727
Jefferies Group
6.45% 6/8/27	25,000	29,096
6.50% 1/20/43	15,000	17,753
Lazard Group
3.625% 3/1/27	40,000	39,995
3.75% 2/13/25	400,000	408,544
National Rural Utilities Cooperative Finance
2.85% 1/27/25	115,000	114,297
µ4.75% 4/30/43	60,000	63,123
µ5.25% 4/20/46	260,000	279,772

		2,011,375

Electric–1.82%
AES 5.50% 4/15/25	25,000	26,375
AES Gener 5.25% 8/15/21	13,000	13,625
Ameren Illinois
3.70% 12/1/47	40,000	41,039
9.75% 11/15/18	263,000	280,104
Avangrid 3.15% 12/1/24	55,000	54,797
Baltimore Gas & Electric 3.75% 8/15/47	60,000	61,637
Berkshire Hathaway Energy 3.75% 11/15/23	85,000	88,624
Calpine
5.25% 6/1/26	95,000	93,457
5.375% 1/15/23	30,000	29,287
Cleveland Electric Illuminating
3.50% 4/1/28	170,000	170,550
5.50% 8/15/24	5,000	5,700
CMS Energy 6.25% 2/1/20	60,000	64,569
ComEd Financing III 6.35% 3/15/33	60,000	65,850
Consumers Energy 3.25% 8/15/46	40,000	38,516
Dominion Energy 3.625% 12/1/24	45,000	46,641
DTE Energy
2.85% 10/1/26	30,000	28,861

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Electric (continued)
DTE Energy (continued)
3.30% 6/15/22	45,000	$45,709
3.80% 3/15/27	25,000	25,832
Duke Energy 2.65% 9/1/26	155,000	148,800
Dynegy 8.00% 1/15/25	48,000	52,200
µEmera 6.75% 6/15/76	380,000	429,400
Emera US Finance 4.75% 6/15/46	55,000	60,456
Enel Americas 4.00% 10/25/26	10,000	10,208
Enel Finance International 3.625% 5/25/27	450,000	447,983
Entergy Louisiana
3.12% 9/1/27	75,000	74,902
4.95% 1/15/45	20,000	21,034
Entergy Mississippi 2.85% 6/1/28	65,000	63,019
Exelon
3.497% 6/1/22	45,000	45,905
3.95% 6/15/25	15,000	15,656
Fortis 3.055% 10/4/26	105,000	101,575
Great Plains Energy 4.85% 6/1/21	25,000	26,499
Indiana Michigan Power 4.55% 3/15/46	25,000	28,632
ITC Holdings 3.35% 11/15/27	85,000	85,239
Kansas City Power & Light 3.65% 8/15/25	65,000	66,638
LG&E & KU Energy 4.375% 10/1/21	115,000	121,632
MidAmerican Energy 4.25% 5/1/46	45,000	50,647
New England Power 3.80% 12/5/47	70,000	71,757
New York State Electric & Gas 3.25% 12/1/26	55,000	55,513
NextEra Energy Capital Holdings
3.55% 5/1/27	90,000	91,855
3.625% 6/15/23	25,000	25,734
NV Energy 6.25% 11/15/20	45,000	49,453
Pennsylvania Electric 5.20% 4/1/20	5,000	5,280
Southern 3.25% 7/1/26	75,000	73,689
Trans-Allegheny Interstate Line 3.85% 6/1/25	25,000	25,974
Union Electric 2.95% 6/15/27	35,000	34,716
Wisconsin Electric Power 4.30% 12/15/45	25,000	27,710

		3,493,279

Electronics–0.12%
Allegion US Holding 3.20% 10/1/24	40,000	39,630

LVIP Delaware Wealth Builder Fund–16

LVIP Delaware Wealth Builder Fund

Schedule of Investments (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Electronics (continued)
Allegion US Holding (continued)
3.55% 10/1/27	138,000	$136,801
Corning 4.375% 11/15/57	45,000	44,881

		221,312

Entertainment–0.22%
AMC Entertainment Holdings 6.125% 5/15/27	80,000	79,800
GLP Capital 5.375% 4/15/26	60,000	64,500
Mohegan Gaming & Entertainment 7.875% 10/15/24	10,000	10,287
Penn National Gaming 5.625% 1/15/27	135,000	140,400
Scientific Games International 10.00% 12/1/22	115,000	126,644

		421,631

Environmental Control–0.14%
Advanced Disposal Services 5.625% 11/15/24	85,000	87,125
Covanta Holding 5.875% 7/1/25	90,000	90,675
Republic Services 3.375% 11/15/27	25,000	25,238
Waste Management 3.15% 11/15/27	75,000	75,116

		278,154

Food–0.13%
JBS USA Finance 5.75% 6/15/25	90,000	87,075
Lamb Weston Holdings
4.625% 11/1/24	30,000	31,050
4.875% 11/1/26	60,000	62,850
Post Holdings 5.00% 8/15/26	75,000	73,969

		254,944

Food Service–0.04%
Aramark Services
4.75% 6/1/26	10,000	10,175
5.125% 1/15/24	55,000	57,860

		68,035

Gas–0.07%
AmeriGas Partners
5.50% 5/20/25	60,000	60,900
5.875% 8/20/26	70,000	72,450

		133,350

Health Care Products–0.28%
Abbott Laboratories 4.90% 11/30/46	70,000	80,580
Becton Dickinson & Co. 3.363% 6/6/24	120,000	120,504

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Health Care Products (continued)
Hill-Rom Holdings
5.00% 2/15/25	30,000	$30,741
5.75% 9/1/23	50,000	52,563
Thermo Fisher Scientific 3.00% 4/15/23	260,000	261,912

		546,300

Health Care Services–0.46%
Air Medical Group Holdings 6.375% 5/15/23	111,000	107,115
Cigna 3.05% 10/15/27	105,000	103,351
DaVita 5.00% 5/1/25	65,000	65,143
Encompass Health
5.125% 3/15/23	10,000	10,275
5.75% 11/1/24	140,000	143,850
5.75% 9/15/25	5,000	5,225
HCA
5.375% 2/1/25	60,000	62,250
5.875% 2/15/26	150,000	159,000
MPH Acquisition Holdings 7.125% 6/1/24	65,000	69,387
New York and Presbyterian Hospital 4.063% 8/1/56	40,000	42,140
Tenet Healthcare
5.125% 5/1/25	65,000	63,619
8.125% 4/1/22	45,000	45,956
Universal Health Services 5.00% 6/1/26	10,000	10,363

		887,674

Home Builders–0.04%
Lennar 4.50% 4/30/24	25,000	25,695
PulteGroup 5.00% 1/15/27	50,000	52,437

		78,132

Home Furnishings–0.09%
Leggett & Platt 3.50% 11/15/27	95,000	94,273
Tempur Sealy International 5.50% 6/15/26	70,000	71,939

		166,212

Housewares–0.04%
Scotts Miracle-Gro 5.25% 12/15/26	65,000	68,250

		68,250

Insurance–0.90%
Allstate 3.28% 12/15/26	335,000	340,692
AXIS Specialty Finance 4.00% 12/6/27	85,000	85,553
Berkshire Hathaway 2.75% 3/15/23	25,000	25,181

LVIP Delaware Wealth Builder Fund–17

LVIP Delaware Wealth Builder Fund

Schedule of Investments (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Insurance (continued)
Berkshire Hathaway Finance 2.90% 10/15/20	55,000	$56,039
HUB International 7.875% 10/1/21	100,000	104,250
MetLife
µ5.25% 12/29/49	355,000	369,995
6.817% 8/15/18	85,000	87,499
Nuveen Finance
2.95% 11/1/19	35,000	35,350
4.125% 11/1/24	80,000	84,554
Progressive 4.125% 4/15/47	70,000	75,795
µPrudential Financial 5.375% 5/15/45	250,000	268,500
USIS Merger Sub 6.875% 5/1/25	125,000	126,563
XLIT
• 3.817% (LIBOR03M + 2.458%) 12/29/49	30,000	26,940
5.50% 3/31/45	40,000	42,654

		1,729,565

Internet–0.23%
Alibaba Group Holding 3.40% 12/6/27	200,000	200,201
Symantec 5.00% 4/15/25	80,000	83,400
Zayo Group
5.75% 1/15/27	55,000	56,237
6.375% 5/15/25	100,000	106,125

		445,963

Iron & Steel–0.05%
ArcelorMittal 6.125% 6/1/25	40,000	46,250
Steel Dynamics 5.00% 12/15/26	50,000	53,000

		99,250

Leisure Time–0.06%
Royal Caribbean Cruises 3.70% 3/15/28	125,000	124,126

		124,126

Lodging–0.16%
Boyd Gaming 6.375% 4/1/26	90,000	97,200
Hilton Worldwide Finance 4.875% 4/1/27	135,000	141,581
Marriott International 4.50% 10/1/34	5,000	5,328
MGM Resorts International 4.625% 9/1/26	65,000	65,975
Wyndham Worldwide 4.15% 4/1/24	5,000	5,030

		315,114

Manufacturing–0.30%
3M 2.875% 10/15/27	70,000	69,713

		Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Manufacturing (continued)
Carlisle 3.75% 12/1/27		75,000	$75,932
Crane
2.75% 12/15/18		10,000	10,047
4.45% 12/15/23		60,000	62,793
Eaton 3.103% 9/15/27		85,000	83,684
General Electric
2.10% 12/11/19		70,000	69,820
4.25% 1/17/18	NZD	50,000	35,461
5.55% 5/4/20		30,000	32,126
6.00% 8/7/19		56,000	59,351
Koppers 6.00% 2/15/25		60,000	63,750
Parker-Hannifin 3.30% 11/21/24		5,000	5,124

			567,801

Media–1.19%
CCO Holdings
5.125% 5/1/23		50,000	51,125
5.125% 5/1/27		65,000	64,187
5.75% 2/15/26		10,000	10,413
5.875% 5/1/27		65,000	67,113
Cequel Communications Holdings I 7.75% 7/15/25		200,000	214,000
CSC Holdings 5.25% 6/1/24		16,000	15,800
Discovery Communications
3.95% 3/20/28		145,000	144,526
5.20% 9/20/47		120,000	125,725
Gray Television 5.875% 7/15/26		100,000	102,750
Midcontinent Communications 6.875% 8/15/23		45,000	47,981
Nexstar Broadcasting 5.625% 8/1/24		40,000	41,400
Radiate Holdco 6.625% 2/15/25		80,000	75,800
SFR Group 7.375% 5/1/26		200,000	206,000
Sinclair Television Group 5.125% 2/15/27		55,000	54,794
Sirius XM Radio 5.375% 7/15/26.		80,000	83,100
Time Warner Cable 7.30% 7/1/38		185,000	232,567
Time Warner Entertainment 8.375% 3/15/23		65,000	79,004
Tribune Media 5.875% 7/15/22		55,000	56,787
UPCB Finance IV 5.375% 1/15/25		200,000	202,380
Virgin Media Secured Finance 5.25% 1/15/26		200,000	202,750
VTR Finance 6.875% 1/15/24		200,000	211,500

			2,289,702

Metal Fabricate & Hardware–0.13%
Novelis 6.25% 8/15/24		100,000	105,000

LVIP Delaware Wealth Builder Fund–18

LVIP Delaware Wealth Builder Fund

Schedule of Investments (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Metal Fabricate & Hardware (continued)
Zekelman Industries 9.875% 6/15/23	120,000	$135,300

		240,300

Mining–0.44%
Anglo American Capital 4.875% 5/14/25	200,000	212,196
Barrick North America Finance 5.75% 5/1/43	130,000	164,088
µBHP Billiton Finance USA 6.25% 10/19/75	255,000	276,803
FMG Resources August 2006 Pty
4.75% 5/15/22	55,000	55,894
5.125% 5/15/24	45,000	45,731
Freeport-McMoRan 6.875% 2/15/23	45,000	49,275
Hudbay Minerals 7.625% 1/15/25	40,000	44,000

		847,987

Office & Business Equipment–0.01%
CDW 5.00% 9/1/25	10,000	10,400

		10,400

Oil & Gas–0.87%
Alta Mesa Holdings 7.875% 12/15/24	80,000	88,100
Anadarko Petroleum 6.60% 3/15/46	100,000	129,091
Andeavor
3.80% 4/1/28	25,000	25,112
4.50% 4/1/48	10,000	10,155
Antero Resources 5.625% 6/1/23	45,000	47,025
Chesapeake Energy
8.00% 12/15/22	17,000	18,403
8.00% 1/15/25	25,000	25,313
Diamondback Energy 4.75% 11/1/24	85,000	85,744
Ecopetrol 7.375% 9/18/43	5,000	6,029
Gulfport Energy
6.00% 10/15/24	35,000	35,175
6.625% 5/1/23	70,000	71,750
Hilcorp Energy I 5.00% 12/1/24	110,000	109,450
Laredo Petroleum 6.25% 3/15/23	35,000	36,411
Marathon Oil 4.40% 7/15/27	40,000	41,882
Murphy Oil 6.875% 8/15/24	160,000	171,200
Murphy Oil USA 6.00% 8/15/23	60,000	62,850
Nabors Industries 5.50% 1/15/23	37,000	36,075
Newfield Exploration 5.375% 1/1/26	50,000	53,125

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Oil & Gas (continued)
Newfield Exploration (continued)
5.75% 1/30/22	25,000	$26,813
Noble Energy
3.85% 1/15/28	175,000	175,890
4.95% 8/15/47	15,000	16,116
5.05% 11/15/44	40,000	43,006
Petroleos Mexicanos 6.75% 9/21/47	15,000	15,695
QEP Resources
5.25% 5/1/23	50,000	50,843
5.625% 3/1/26	60,000	61,050
Southwestern Energy
4.10% 3/15/22	20,000	19,750
6.70% 1/23/25	100,000	104,375
Woodside Finance 8.75% 3/1/19	105,000	112,430

		1,678,858

Oil & Gas Services–0.02%
Transocean Proteus 6.25% 12/1/24	45,000	47,363

		47,363

Paper & Forest Products–0.10%
Georgia-Pacific 8.00% 1/15/24	125,000	159,283
International Paper 4.40% 8/15/47	35,000	36,726

		196,009

Pharmaceuticals–0.27%
Pfizer 3.00% 12/15/26	220,000	221,585
Shire Acquisitions Investments Ireland
2.40% 9/23/21	65,000	64,033
2.875% 9/23/23	240,000	236,247

		521,865

Pipelines–0.96%
Cheniere Corpus Christi Holdings
5.125% 6/30/27	95,000	98,505
5.875% 3/31/25	20,000	21,713
Crestwood Midstream Partners 5.75% 4/1/25	75,000	77,719
Enbridge 3.70% 7/15/27	45,000	45,278
Energy Transfer
6.125% 12/15/45	135,000	147,105
9.70% 3/15/19	60,000	64,956
Energy Transfer Equity 7.50% 10/15/20	35,000	38,587
µEnterprise Products Operating 7.034% 1/15/68	10,000	10,050
Genesis Energy 6.75% 8/1/22	105,000	109,463
MPLX 4.875% 12/1/24	385,000	415,584
NuStar Logistics 5.625% 4/28/27	70,000	71,400

LVIP Delaware Wealth Builder Fund–19

LVIP Delaware Wealth Builder Fund

Schedule of Investments (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Pipelines (continued)
ONEOK
4.95% 7/13/47	45,000	$47,000
7.50% 9/1/23	110,000	131,183
Sabine Pass Liquefaction
5.75% 5/15/24	100,000	111,293
5.875% 6/30/26	215,000	241,936
Targa Resources Partners
5.125% 2/1/25	25,000	25,687
5.375% 2/1/27	30,000	30,900
Tesoro Logistics 5.25% 1/15/25	45,000	47,383
Transcanada Trust
µ5.30% 3/15/77	70,000	72,319
µ5.875% 8/15/76	30,000	32,550

		1,840,611

Real Estate Investment Trusts–1.05%
Alexandria Real Estate Equities 3.45% 4/30/25	35,000	34,940
American Tower 4.40% 2/15/26	335,000	352,867
American Tower Trust I 3.07% 3/15/23	60,000	60,749
AvalonBay Communities 3.20% 1/15/28	25,000	24,936
CC Holdings GS V 3.849% 4/15/23	15,000	15,494
Corporate Office Properties
3.60% 5/15/23	40,000	40,074
5.25% 2/15/24	40,000	43,207
Crown Castle International
3.65% 9/1/27	235,000	234,899
5.25% 1/15/23	70,000	76,731
CubeSmart 3.125% 9/1/26	50,000	47,754
CyrusOne
5.00% 3/15/24	25,000	26,000
5.375% 3/15/27	50,000	52,625
Education Realty Operating Partnership 4.60% 12/1/24	45,000	46,867
ESH Hospitality 5.25% 5/1/25	110,000	111,375
GEO Group
5.125% 4/1/23	10,000	10,050
5.875% 10/15/24	10,000	10,325
Goodman US Finance Three 3.70% 3/15/28	30,000	29,832
Hospitality Properties Trust 4.50% 3/15/25	45,000	46,775
Host Hotels & Resorts
3.75% 10/15/23	10,000	10,192
3.875% 4/1/24	20,000	20,376
4.50% 2/1/26	40,000	41,947
Hudson Pacific Properties 3.95% 11/1/27	40,000	39,874

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Real Estate Investment Trusts (continued)
Iron Mountain US Holdings 5.375% 6/1/26	125,000	$129,063
Kilroy Realty 3.45% 12/15/24	60,000	59,920
Life Storage 3.875% 12/15/27	30,000	29,951
LifeStorage 3.50% 7/1/26	40,000	39,027
MGM Growth Properties Operating Partnership 4.50% 9/1/26	40,000	40,000
Regency Centers 3.60% 2/1/27	70,000	70,199
SBA Communications 4.875% 9/1/24	40,000	41,200
Starwood Property Trust 4.75% 3/15/25	30,000	29,850
UDR 4.00% 10/1/25	155,000	161,875
WP Carey 4.60% 4/1/24	35,000	36,611

		2,015,585

Retail–0.32%
Beacon Escrow 4.875% 11/1/25	100,000	100,875
KFC Holding
5.00% 6/1/24	18,000	18,607
5.25% 6/1/26	93,000	98,115
Lowe’s 3.70% 4/15/46	270,000	271,810
Penske Automotive Group 5.50% 5/15/26	120,000	122,064

		611,471

Semiconductors–0.16%
Broadcom 3.50% 1/15/28	85,000	81,200
Sensata Technologies UK Financing 6.25% 2/15/26	200,000	218,500

		299,700

Shipbuilding–0.03%
Huntington Ingalls Industries 3.483% 12/1/27	55,000	54,931

		54,931

Software–0.35%
CDK Global 5.00% 10/15/24	125,000	130,125
Change Healthcare Holdings 5.75% 3/1/25	47,000	47,176
Citrix Systems 4.50% 12/1/27	70,000	71,181
First Data
5.75% 1/15/24	50,000	51,937
7.00% 12/1/23	56,000	59,360
Infor US 6.50% 5/15/22	70,000	72,800
Oracle
3.80% 11/15/37	130,000	136,623
4.00% 11/15/47	105,000	112,108

		681,310

LVIP Delaware Wealth Builder Fund–20

LVIP Delaware Wealth Builder Fund

Schedule of Investments (continued)

		Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Telecommunications–0.77%
AT&T
3.90% 8/14/27		45,000	$45,389
4.10% 2/15/28		75,000	75,400
4.90% 8/14/37		260,000	264,090
5.25% 3/1/37		20,000	21,216
Bell Canada 3.35% 3/22/23	CAD	19,000	15,474
CenturyLink 6.75% 12/1/23		65,000	63,944
Cincinnati Bell 7.00% 7/15/24		20,000	19,900
Crown Castle Towers 4.883% 8/15/20		210,000	219,767
Deutsche Telekom International Finance 1.95% 9/19/21		150,000	145,993
Level 3 Financing 5.375% 5/1/25		25,000	25,031
Sprint
7.125% 6/15/24		55,000	56,100
7.875% 9/15/23		97,000	103,547
Telecom Italia 5.303% 5/30/24		200,000	214,250
T-Mobile USA 6.50% 1/15/26		30,000	32,813
Verizon Communications 4.50% 8/10/33		170,000	178,804

			1,481,718

Transportation–0.15%
Union Pacific 3.00% 4/15/27		60,000	60,370
United Parcel Service
3.05% 11/15/27		65,000	65,087
3.75% 11/15/47		40,000	41,411
5.125% 4/1/19		45,000	46,682
XPO Logistics 6.125% 9/1/23		75,000	79,594

			293,144

Trucking & Leasing–0.38%
µAerCap Global Aviation Trust 6.50% 6/15/45		200,000	219,500
Aviation Capital Group
3.50% 11/1/27		70,000	68,745
4.875% 10/1/25		65,000	70,729
Penske Truck Leasing
3.30% 4/1/21		40,000	40,771
4.20% 4/1/27		315,000	328,042

			727,787

Total Corporate Bonds (Cost $39,289,719)			39,927,311

MUNICIPAL BONDS–2.57%
Bay Area, California Toll Authority (Build America Bonds) Series S3 6.907% 10/1/50		65,000	103,001

	Principal Amount°	Value (U.S. $)

MUNICIPAL BONDS (continued)
Buckeye Ohio Tobacco Settlement Financing Authority Series A-2 5.875% 6/1/47	500,000	$483,750
California State Various Purposes (Build America Bonds) 7.55% 4/1/39	50,000	78,881
Chicago, Illinois Series A 6.00% 1/1/38	500,000	579,015
Commonwealth of Massachusetts Series C 5.00% 10/1/25	10,000	12,190
Cuyoga County Ohio Hospital Revenue (Metrohealth System) 5.50% 2/15/57	500,000	564,135
Lower Alabama Gas District Series A 5.00% 9/1/46	500,000	653,420
New Jersey Turnpike Authority Series B 5.00% 1/1/40	250,000	297,420
(Build America Bonds) Series A 7.102% 1/1/41	30,000	44,931
(Build America Bonds) Series F 7.414% 1/1/40	15,000	23,211
Salt Verde Financial 5.00% 12/1/37	500,000	626,680
San Diego County Regional Airport Authority Series A 5.00% 7/1/47	375,000	449,243
South Carolina Public Service Authority Series D 4.77% 12/1/45	20,000	21,741
Tarrant County Cultural Education Facilities Finance (Buckner Senior Living - Ventana Project) Series 2017 A 6.75% 11/15/47	400,000	450,220
Texas Water Development Board Water Implementation Revenue
5.00% 10/15/46	40,000	47,218
Series A 5.00% 10/15/45	10,000	11,727
Tobacco Settlement Financing Series 1A 5.00% 6/1/41	500,000	487,190

Total Municipal Bonds (Cost $4,649,608)		4,933,973

NON-AGENCY ASSET-BACKED SECURITIES–2.34%
AEP Texas Central Transition Funding II Series 2006-A A4 5.17% 1/1/18	16,010	16,012
•AMMC CLO 21 Series 2017-21A A (LIBOR03M + 1.25%) 2.637% 11/2/30	100,000	100,500
Avis Budget Rental Car Funding AESOP
Series 2013-1A A 1.92% 9/20/19	100,000	99,847
Series 2014-1A A 2.46% 7/20/20	100,000	100,143

LVIP Delaware Wealth Builder Fund–21

LVIP Delaware Wealth Builder Fund

Schedule of Investments (continued)

	Principal Amount°	Value (U.S. $)

NON-AGENCY ASSET-BACKED SECURITIES (continued)
•Cedar Funding VIII CLO Series 2017-8A A1 (LIBOR03M + 1.25%) 2.618% 10/17/30	250,000	$251,253
•Citibank Credit Card Issuance Trust Series 2013-A7 A7 (LIBOR01M + 0.43%) 1.862% 9/10/20	265,000	265,657
•CNH Equipment Trust Series 2016-B A2B (LIBOR01M + 0.40%) 1.877% 10/15/19	3,357	3,358
Discover Card Execution Note Trust
•Series 2017-A3 A3 1.707% (LIBOR01M + 0.23%) 10/17/22	460,000	460,955
•Series 2017-A5 A5 2.077% (LIBOR01M + 0.60%) 12/15/26	450,000	454,976
•GoldenTree Loan Management US CLO 1 Series 2017-1A A (LIBOR03M + 1.22%) 2.583% 4/20/29	250,000	251,895
HOA Funding Series 2014-1A A2 4.846% 8/20/44	46,750	45,478
Hyundai Auto Lease Securitization Trust Series 2016-C A3 1.49% 2/18/20	100,000	99,680
•KVK CLO Series 2015-1A AR (LIBOR03M + 1.25%) 2.686% 5/20/27	250,000	251,321
•Mercedes-Benz Master Owner Trust Series 2016-AA A (LIBOR01M + 0.58%) 2.057% 5/15/20	100,000	100,180
•MP CLO IV Series 2013-2A ARR (LIBOR03M + 1.28%) 2.647% 7/25/29	250,000	251,528
•Navistar Financial Dealer Note Master Owner Trust II Series 2016-1 A (LIBOR01M + 1.35%) 2.902% 9/27/21	25,000	25,147
Nissan Auto Lease Trust Series 2016-B A3 1.50% 7/15/19	100,000	99,708
•Northwoods Capital XV Series 2017-15A A (LIBOR03M + 1.30%) 2.925% 6/20/29	250,000	251,612
•OCP CLO Series 2017-13A A1A (LIBOR03M + 1.26%) 2.561% 7/15/30	250,000	251,468
•Octagon Investment Partners XV Series 2013-1A A1AR (LIBOR03M + 1.21%) 2.567% 7/19/30	250,000	251,354

	Principal Amount°	Value (U.S. $)

NON-AGENCY ASSET-BACKED SECURITIES (continued)
•PFS Financing Series 2017-C A (LIBOR01M + 0.47%) 1.947% 10/15/21	100,000	$99,840
•Towd Point Mortgage Trust Series 2015-5 A1B 2.75% 5/25/55	58,846	58,859
•Trinitas CLO VI Series 2017-6A A (LIBOR03M + 1.32%) 2.687% 7/25/29	250,000	251,639
•Venture XXVIII CLO Series 2017-28A A2 (LIBOR03M + 1.11%) 2.716% 7/20/30	250,000	250,791
Verizon Owner Trust
Series 2016-2A A 1.68% 5/20/21	100,000	99,316
Series 2017-1A A 2.06% 9/20/21	100,000	99,749

Total Non-Agency Asset-Backed Securities (Cost $4,475,017)		4,492,266

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–0.24%
Bank of America Alternative Loan Trust Series 2005-6 7A1 5.50% 7/25/20	898	857
Credit Suisse First Boston Mortgage Securities Series 2005-5 6A3 5.00% 7/25/35	14,165	14,115
JPMorgan Mortgage Trust
Series 2006-S1 1A1 6.00% 4/25/36	18,698	19,524
•Series 2007-A1 7A4 3.658% 7/25/35	8,501	7,654
New Residential Mortgage Loan Trust
•Series 2017-1A A1 4.00% 2/25/57	80,843	83,246
•Series 2017-2A A3 4.00% 3/25/57	81,558	84,299
•Series 2017-6A A1 4.00% 8/27/57	94,701	97,184
Sequoia Mortgage Trust
•Series 2014-2 A4 3.50% 7/25/44	31,863	32,335
•Series 2015-1 B2 3.874% 1/25/45	13,974	13,956
•Series 2017-4 A1 3.50% 7/25/47	91,096	92,617

LVIP Delaware Wealth Builder Fund–22

LVIP Delaware Wealth Builder Fund

Schedule of Investments (continued)

	Principal Amount°	Value (U.S. $)

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
◆Structured Asset Securities Corporation Mortgage Pass Through Certificates Series 2004-20 2A1 5.50% 11/25/34	8,820	$9,012

Total Non-Agency Collateralized Mortgage Obligations (Cost $452,544)		454,799

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES– 2.30%
Bank 2017
Series 2017-BNK5 A5 3.39% 6/15/60	70,000	71,443
•Series 2017-BNK5 B 3.896% 6/15/60	50,000	50,572
Series 2017-BNK7 B 3.949% 9/15/60	450,000	458,795
•CCUBS Commercial Mortgage Trust Series 2017-C1 A4 3.544% 11/15/50	100,000	102,841
CD Mortgage Trust
Series 2016-CD2 A3 3.248% 11/10/49	60,000	60,838
•Series 2016-CD2 A4 3.526% 11/10/49	30,000	30,970
CFCRE Commercial Mortgage Trust Series 2016-C7 A3 3.839% 12/10/54	95,000	99,182
Citigroup Commercial Mortgage Trust
Series 2014-GC25 A4 3.635% 10/10/47	45,000	46,796
Series 2015-GC27 A5 3.137% 2/10/48	50,000	50,395
Series 2016-P3 A4 3.329% 4/15/49	145,000	147,550
COMM Mortgage Trust
Series 2013-CR6 AM 3.147% 3/10/46	40,000	40,204
Series 2014-CR19 A5 3.796% 8/10/47	30,000	31,471
Series 2014-CR20 AM 3.938% 11/10/47	85,000	87,741
Series 2015-3BP A 3.178% 2/10/35	100,000	100,717
Series 2015-CR23 A4 3.497% 5/10/48	35,000	35,991
◆Commercial Mortgage Pass Through Certificates Series 2016-CR28 A4 3.762% 2/10/49	50,000	52,521
DB-JPM Mortgage Trust
Series 2016-C1 A4 3.276% 5/10/49	75,000	76,017

	Principal Amount°	Value (U.S. $)

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
DB-JPM Mortgage Trust (continued)
Series 2016-C3 A5 2.89% 9/10/49	45,000	$44,368
•DB-UBS Mortgage Trust Series 2011-LC1A C 5.698% 11/10/46	100,000	107,131
GRACE Mortgage Trust Series 2014-GRCE A 3.369% 6/10/28	600,000	615,405
GS Mortgage Securities Trust
Series 2015-GC32 A4 3.764% 7/10/48	30,000	31,536
Series 2017-GS5 A4 3.674% 3/10/50	65,000	68,026
JPM-BB Commercial Mortgage Securities Trust Series 2015-C33 A4 3.77% 12/15/48	220,000	230,443
JPM-DB Commercial Mortgage Securities Trust
Series 2016-C2 A4 3.144% 6/15/49	75,000	75,268
Series 2017-C7 A5 3.409% 10/15/50	195,000	199,972
JPMorgan Chase Commercial Mortgage Securities Trust
•Series 2005-CB11 E 5.525% 8/12/37	15,000	15,340
Series 2013-LC11 B 3.499% 4/15/46	35,000	34,830
Series 2015-JP1 A5 3.914% 1/15/49	30,000	31,729
Series 2016-JP2 A4 2.822% 8/15/49	95,000	93,026
Series 2016-JP2 AS 3.056% 8/15/49	60,000	58,340
•Series 2016-JP3 B 3.397% 8/15/49	20,000	19,474
Series 2016-WIKI A 2.798% 10/5/31	20,000	20,023
Series 2016-WIKI B 3.201% 10/5/31	35,000	35,134
•LB-UBS Commercial Mortgage Trust Series 2006-C6 AJ 5.452% 9/15/39	26,955	21,416
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-C17 A5 3.741% 8/15/47	40,000	41,805
Series 2015-C23 A4 3.719% 7/15/50	115,000	120,209
Series 2015-C26 A5 3.531% 10/15/48	35,000	36,170
Series 2016-C29 A4 3.325% 5/15/49	35,000	35,581

LVIP Delaware Wealth Builder Fund–23

LVIP Delaware Wealth Builder Fund

Schedule of Investments (continued)

		Principal Amount°	Value (U.S. $)

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Capital I Trust
•Series 2006-HQ10 B 5.448% 11/12/41		100,000	$94,990
Series 2016-BNK2 A4 3.049% 11/15/49		395,000	393,443
Wells Fargo Commercial Mortgage Trust
•*Series 2015-C30 XA 0.958% 9/15/58		3,026,353	169,313
Series 2015-NXS3 A4 3.617% 9/15/57		65,000	67,463
Series 2016-BNK1 A3 2.652% 8/15/49		60,000	58,113
Series 2017-C38 A5 3.453% 7/15/50		70,000	71,573
•*Series 2017-RB1 XA 1.285% 3/15/50		997,520	92,493

Total Non-Agency Commercial Mortgage-Backed Securities (Cost $4,466,703)			4,426,658

ΔREGIONAL BONDS–0.20%
Australia–0.09%
New South Wales Treasury
3.00% 3/20/28	AUD	147,200	114,775
4.00% 5/20/26	AUD	34,700	29,439
Queensland Treasury
2.75% 8/20/27	AUD	14,000	10,611
3.25% 7/21/28	AUD	29,000	22,831

			177,656

Canada–0.11%
Province of Ontario Canada 3.45% 6/2/45	CAD	12,000	10,449
Province of Quebec Canada
2.75% 4/12/27		155,000	153,905
6.00% 10/1/29	CAD	50,000	52,766

			217,120

Total Regional Bonds (Cost $394,966)			394,776

ΔSOVEREIGN BONDS–0.09%
Australia–0.02%
Australia Government Bond 3.75% 4/21/37	AUD	35,000	29,908

			29,908

Canada–0.00%
Canadian Government Bond 2.75% 12/1/48	CAD	10,000	8,811

			8,811

		Principal Amount°	Value (U.S. $)

ΔSOVEREIGN BONDS (continued)
New Zealand–0.01%
New Zealand Government Bond 4.50% 4/15/27	NZD	22,000	$17,854

			17,854

Republic of Korea–0.04%
Inflation Linked Korea Treasury Bond 1.125% 6/10/23	KRW	79,820,995	75,067

			75,067

United Kingdom–0.02%
United Kingdom Gilt 3.50% 1/22/45	GBP	21,100	38,926

			38,926

Total Sovereign Bonds (Cost $166,586)			170,566

SUPRANATIONAL BANKS–0.01%
International Bank for Reconstruction & Development 4.625% 10/6/21	NZD	13,000	9,830
International Finance 3.625% 5/20/20	NZD	12,000	8,734

Total Supranational Banks (Cost $18,597)			18,564

U.S. TREASURY OBLIGATIONS–5.12%
U.S. Treasury Bonds
2.75% 8/15/47		2,125,000	2,128,113
2.75% 11/15/47		160,000	160,287
U.S. Treasury Inflation Index Notes 0.125% 4/15/22		770,838	765,579
U.S. Treasury Notes
1.625% 10/15/20		195,000	193,294
1.875% 9/30/22		275,000	271,052
2.00% 10/31/22		1,945,000	1,928,323
2.25% 8/15/27		4,140,000	4,082,428
2.25% 11/15/27		315,000	310,607

Total U.S. Treasury Obligations (Cost $9,865,151)			9,839,683

LVIP Delaware Wealth Builder Fund–24

LVIP Delaware Wealth Builder Fund

Schedule of Investments (continued)

	Principal Amount°	Value (U.S. $)

SHORT-TERM INVESTMENTS–2.50%
≠Discounted Commercial Paper–2.34%
Abbey National Treasury Services 1.35% 1/2/18	4,500,000	$4,499,831

Variable Rate Demand Note–0.16%
•Mississippi Business Finance Gulf Opportunity Zone Industrial Development Revenue Series I 1.24% 11/1/35	300,000	300,000

Total Short-Term Investments (Cost $4,799,831)		4,799,831

TOTAL VALUE OF SECURITIES–97.19% (Cost $168,181,089)	$186,865,354
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–2.81%	5,408,767

NET ASSETS APPLICABLE TO 13,061,423 SHARES OUTSTANDING–100.00%	$192,274,121

Δ	Securities have been classified by country of origin.

†	Non-income producing.

•

Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2017. Rate will reset at a future date.

*	Interest only security. An interest only security is the interest only portion of a fixed income security which is sold separately from the principal portion of the security.

◆

Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

≠	The rate shown is the effective yield at the time of purchase.

×	Emerging Markets – developing countries with relatively low per capita income, often with above-average economic growth potential but with more risk.

§	Developed Markets – countries that are thought to be most developed and therefore less risky than emerging markets.

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

LVIP Delaware Wealth Builder Fund–25

LVIP Delaware Wealth Builder Fund

Schedule of Investments (continued)

The following futures contracts were outstanding at December 31, 2017:1

Futures Contracts

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Amount	Expiration Date	Value/ Unrealized Appreciation	Value/ Unrealized Depreciation
Interest Rate Contracts:
(5)	Long Gilt	$(839,436)	$(844,924)	3/28/18	$—	$(5,488)
(86)	U.S. Treasury 5 yr Notes	(10,034,568)	(9,990,109)	3/30/18	44,459	—
(8)	U.S. Treasury Long Bonds	(1,207,467)	(1,224,000)	3/21/18	—	(16,533)

Total Futures Contracts					$44,459	$(22,021)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, where as only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

Summary of Abbreviations:

ADR–American Depositary Receipt

ARM–Adjustable Rate Mortgage

AUD–Australian Dollar

BB–Barclays Bank

CAD–Canadian Dollar

CLO–Collateralized Loan Obligations

DB–Deutsche Bank

FREMF–Freddie Mac Multifamily

GBP–British Pound Sterling

GNMA–Government National Mortgage Association

GS–Goldman Sachs

ICE–Intercontinental Exchange

IT–Information Technology

JPM–JPMorgan

KRW–South Korean Won

LB–Lehman Brothers

LIBOR–London InterBank Offered Rate

LIBOR01M–ICE LIBOR USD 1 Month

LIBOR03M–ICE LIBOR USD 3 Month

LIBOR12M–ICE LIBOR USD 12 Month

NZD–New Zealand Dollar

REMICs–Real Estate Mortgage Investment Conduit

S.F.–Single Family

TBA–To be announced

USD–U.S. Dollar

yr–Year

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Wealth Builder Fund–26

LVIP Delaware Wealth Builder Fund

Statement of Assets and Liabilities

December 31, 2017

ASSETS:
Investments, at value	$186,865,354
Cash	8,726,831
Foreign currencies, at value	911,777
Dividends and interest receivable	905,012
Receivable for securities sold	757,594
Cash collateral held at broker for futures contracts	101,000
Foreign tax reclaim receivable	66,114
Receivable for fund shares sold	3,460
Other assets	6,394

TOTAL ASSETS	198,343,536

LIABILITIES:
Payable for securities purchased	5,666,721
Other accrued expenses payable	208,474
Payable for fund shares redeemed	141,456
Due to manager and affiliates	41,823
Variation margin due to broker on futures contracts	10,941

TOTAL LIABILITIES	6,069,415

TOTAL NET ASSETS	$192,274,121

Investments, at cost	$168,181,089
Foreign currencies, at cost	921,735

Standard Class:
Net Assets	$165,071,030
Shares Outstanding	11,211,825
Net Asset Value Per Share	$14.723

Service Class:
Net Assets	$27,203,091
Shares Outstanding	1,849,598
Net Asset Value Per Share	$14.708

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2017:
Shares of beneficial interest (unlimited authorization–no par)	$141,800,685
Distributions in excess of net investment income	(4,352)
Accumulated net realized gain on investments	31,780,387
Net unrealized appreciation of investments, foreign currencies and derivatives	18,697,401

TOTAL NET ASSETS	$192,274,121

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Wealth Builder Fund–27

LVIP Delaware Wealth Builder Fund

Statement of Operations

Year Ended December 31, 2017

INVESTMENT INCOME:
Dividends	$3,023,091
Interest	2,575,732
Foreign tax withheld	(105,556)
Other income	75,670

5,568,937

EXPENSES:
Management fees	1,457,422
Professional fees	73,252
Distribution fees-Service Class	66,682
Pricing fees.	64,760
Reports and statements to shareholders	61,225
Accounting and administration expenses	47,556
Shareholder servicing fees	37,715
Custodian fees	14,846
Trustees’ fees and expenses	5,474
Consulting fees	2,373
Other	3,231

1,834,536
Less:
Management fees waived	(220,342)
Expenses reimbursed	(78,567)
Expenses paid indirectly	(737)

Total operating expenses	1,534,890

NET INVESTMENT INCOME	4,034,047

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	36,846,309
Foreign currencies	(53,638)
Foreign currency exchange contracts	571
Futures contracts	(328,946)
Options purchased	(14,564)
Swap contracts	(17,337)

Net realized gain	36,432,395

Net change in unrealized appreciation (depreciation) of:
Investments	(18,010,491)
Foreign currencies	15,340
Foreign currency exchange contracts	(8,918)
Futures contracts	37,953
Swap contracts	5,765

Net change in unrealized appreciation (depreciation)	(17,960,351)

NET REALIZED AND UNREALIZED GAIN	18,472,044

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$22,506,091

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Wealth Builder Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/17	12/31/16
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$4,034,047	$3,056,263
Net realized gain	36,432,395	7,944,558
Net change in unrealized appreciation (depreciation)	(17,960,351)	(228,626)

Net increase in net assets resulting from operations	22,506,091	10,772,195

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(3,679,535)	(2,908,558)
Service Class	(540,730)	(387,950)
Net realized gain on investments:
Standard Class	(8,429,013)	(14,970,049)
Service Class	(1,340,522)	(2,307,297)

	(13,989,800)	(20,573,854)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	5,680,265	9,367,171
Service Class	6,177,207	6,007,228
Reinvestment of dividends and distributions:
Standard Class	12,108,548	17,878,607
Service Class	1,881,252	2,695,247

	25,847,272	35,948,253

Cost of shares redeemed:
Standard Class	(29,654,516)	(30,982,391)
Service Class	(8,494,054)	(7,272,904)

	(38,148,570)	(38,255,295)

Decrease in net assets derived from capital share transactions	(12,301,298)	(2,307,042)

NET DECREASE IN NET ASSETS	(3,785,007)	(12,108,701)
NET ASSETS:
Beginning of year	196,059,128	208,167,829

End of year	$192,274,121	$196,059,128

Distributions in excess of net investment income	$(4,352)	$(82,111)

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Wealth Builder Fund–28

LVIP Delaware Wealth Builder Fund

Financial Highlights

Select data for each share of the Fund outstanding through each period were as follows:

	LVIP Delaware Wealth Builder Fund Standard Class
			Year Ended
	12/31/17[1]	12/31/16	12/31/15	12/31/14[2]	12/31/13

Net asset value, beginning of period	$14.117	$14.874	$15.931	$15.629	$13.195

Income (loss) from investment operations:
Net investment income[3]	0.315	0.229	0.261	0.292	0.250
Net realized and unrealized gain (loss)	1.406	0.595	(0.487)	0.388	2.418

Total from investment operations	1.721	0.824	(0.226)	0.680	2.668

Less dividends and distributions from:
Net investment income	(0.340)	(0.246)	(0.273)	(0.378)	(0.234)
Net realized gain	(0.775)	(1.335)	(0.558)	—	—

Total dividends and distributions	(1.115)	(1.581)	(0.831)	(0.378)	(0.234)

Net asset value, end of period	$14.723	$14.117	$14.874	$15.931	$15.629

Total return[4]	12.29%	5.62%	(1.33% )	4.34%	20.24%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$165,071	$169,567	$181,811	$209,869	$224,511
Ratio of expenses to average net assets	0.76%	0.73%	0.73%	0.73%	0.73%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.91%	0.91%	0.90%	0.87%	0.90%
Ratio of net investment income to average net assets	2.11%	1.56%	1.63%	1.82%	1.72%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.96%	1.38%	1.46%	1.68%	1.55%
Portfolio turnover	148%	86%	69%	61%	70%

[1]	Effective May 1, 2017, Jackson Square Partners, LLC was removed as a sub-adviser to the Fund.

[2]	Effective October 1, 2014, Jackson Square Partners, LLC was added as a sub-adviser to the Fund.

[3]	The average shares outstanding method has been applied for per share information.

[4]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Wealth Builder Fund–29

LVIP Delaware Wealth Builder Fund

Financial Highlights (continued)

Select data for each share of the Fund outstanding through each period were as follows:

	LVIP Delaware Wealth Builder Fund Service Class
			Year Ended
	12/31/17[1]	12/31/16	12/31/15	12/31/14[2]	12/31/13

Net asset value, beginning of period	$14.105	$14.864	$15.920	$15.620	$13.190

Income (loss) from investment operations:
Net investment income[3]	0.277	0.192	0.220	0.252	0.213
Net realized and unrealized gain (loss)	1.403	0.593	(0.485)	0.386	2.415

Total from investment operations	1.680	0.785	(0.265)	0.638	2.628

Less dividends and distributions from:
Net investment income	(0.302)	(0.209)	(0.233)	(0.338)	(0.198)
Net realized gain	(0.775)	(1.335)	(0.558)	—	—

Total dividends and distributions	(1.077)	(1.544)	(0.791)	(0.338)	(0.198)

Net asset value, end of period	$14.708	$14.105	$14.864	$15.920	$15.620

Total return[4]	12.01%	5.36%	(1.58% )	4.08%	19.94%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$27,203	$26,492	$26,357	$28,603	$30,280
Ratio of expenses to average net assets	1.01%	0.98%	0.98%	0.98%	0.98%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.16%	1.16%	1.15%	1.12%	1.15%
Ratio of net investment income to average net assets	1.86%	1.31%	1.38%	1.57%	1.47%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.71%	1.13%	1.21%	1.43%	1.30%
Portfolio turnover	148%	86%	69%	61%	70%

[1]	Effective May 1, 2017, Jackson Square Partners, LLC was removed as a sub-adviser to the Fund.

[2]	Effective October 1, 2014, Jackson Square Partners, LLC was added as a sub-adviser to the Fund.

[3]	The average shares outstanding method has been applied for per share information.

[4]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Wealth Builder Fund–30

LVIP Delaware Wealth Builder Fund

Notes to Financial Statements

December 31, 2017

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 92 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Delaware Wealth Builder Fund (formerly LVIP Delaware Foundation® Aggressive Allocation Fund) (the “Fund”) . The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek long-term capital growth.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Funds.

Security Valuation–Equity securities and Exchange-Traded Funds (“ETFs”), except those traded on The Nasdaq Stock Market, Inc. (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security or ETF does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sales price on the valuation date. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Other debt securities and interest rate swap contracts are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Short-term debt securities having less than 60 days to maturity are valued using the evaluated mean. Open-end investment companies are valued at published net asset value (“NAV”). Investments in government money market funds have a stable NAV. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (“the Board”). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended December 31, 2017 and for all open tax years (years ended December 31, 2014–December 31, 2016), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended ended December 31, 2017, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

To Be Announced Securities (TBA)–The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period, (e.g., when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement

LVIP Delaware Wealth Builder Fund–31

LVIP Delaware Wealth Builder Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally separates the portion of realized gains and losses on investments in debt securities resulting from changes in foreign exchange rates from that which is due to changes in market prices of debt securities. Gains or losses attributable to changes in foreign exchange rates are included in the Statement of Operations under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, these changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e. the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates. In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset-and mortgage-backed securities are classified as interest income. Withholding taxes on foreign dividends and interest are recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Commission rebates are included in “Net realized gain (loss) from investments” on the Statement of Operations and totaled $54 for the year ended ended December 31, 2017. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this arrangement is included in “Custodian Fees” on the Statements of Operations with the corresponding expense offset shown as “Expenses paid indirectly.”

2. Management Fees and Other Transactions with Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisers, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.75% of the average daily net assets of the Fund. The fee is calculated daily and paid monthly. LIAC has contractually agreed to waive a portion of its advisory fee. Effective May 1, 2017, the waiver amount is 0.12% of the Fund’s average daily net assets. The agreement will continue at least through April 30, 2018, and cannot be terminated before that date without the mutual agreement of the Board and LIAC. Prior to May 1, 2017, the waiver amount was 0.10% of the Fund’s average daily net assets.

Effective May 1, 2017, LIAC has contractually agreed to waive its fees and/or reimburse the Fund to the extent that the Fund’s annual operating expenses exceed 0.71% of the Fund’s average daily net assets for the Standard Class and 0.96% for the Service Class. This agreement will continue through at least April 30, 2018, and cannot be terminated before that date without the mutual agreement of the Board and LIAC. Prior to May

LVIP Delaware Wealth Builder Fund–32

LVIP Delaware Wealth Builder Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions with Affiliates (continued)

1, 2017, LIAC had contractually agreed to waive its fees and/or reimburse the Fund to the extent that the Fund’s annual operating expenses exceed 0.73% the Fund’s average daily net assets for the Standard Class and 0.98% for the Service Class.

Delaware Investments Fund Advisers (“DIFA”), a series of Macquarie Investment Management Business Trust (formerly, Delaware Management Business Trust), is responsible for the day-to-day management of the Fund’s investment portfolio. Prior to May 1, 2017, Jackson Square Partners, LLP (“JSP”) was responsible for the day-to-day management of a portion of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays or paid DIFA and JSP a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended ended December 31, 2017, costs for these administrative and legal services were as follows:

Administrative	$11,110
Legal.	1,945

Lincoln Life also provides certain contract holder and additional corporate services to the Fund. Effective May 1, 2017, the Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund’s average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $44,138 for the year ended ended December 31, 2017.

The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.

At December 31, 2017, the Fund had receivables due from and liabilities payable to affiliates as follows:

Management fees payable to LIAC	31,369
Distribution fees payable to LFD	5,736
Shareholder servicing fees payable to Lincoln Life	4,718

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended ended December 31, 2017, the Fund engaged in securities purchases of $16,388 and securities sales of $18,450, which resulted in net realized gains of $5,340.

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

3. Investments

For the year ended ended December 31, 2017, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than U.S. government securities	$146,009,487
Purchases of U.S. government securities	129,051,662
Sales other than U.S. government securities	197,519,403
Sales of U.S. government securities	106,875,205

LVIP Delaware Wealth Builder Fund–33

LVIP Delaware Wealth Builder Fund

Notes to Financial Statements (continued)

3. Investments (continued)

At December 31, 2017, the cost of investments and unrealized appreciation of investments and derivatives for federal income tax purposes for the Fund were as follows:

Cost of investments and derivatives	$168,932,083

Aggregate unrealized appreciation of investments and derivatives	$21,218,129
Aggregate unrealized depreciation of investments and derivatives	(3,262,420)

Net unrealized appreciation of investments and derivatives	$17,955,709

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

LVIP Delaware Wealth Builder Fund–34

LVIP Delaware Wealth Builder Fund

Notes to Financial Statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2017:

	Level 1	Level 2	Total
Investments:
Assets:
Common Stock
U.S. Markets
Aerospace & Defense	$2,253,732	$—	$2,253,732
Automobiles	1,555,005	—	1,555,005
Banks	3,825,236	—	3,825,236
Beverages	134,887	—	134,887
Biotechnology	2,488,372	—	2,488,372
Capital Markets	258,978	—	258,978
Chemicals	1,837,476	—	1,837,476
Commercial Services & Supplies	1,959,010	—	1,959,010
Communications Equipment	1,922,660	—	1,922,660
Diversified Telecommunication Services	4,672,508	—	4,672,508
Electric Utilities	739,908	—	739,908
Equity Real Estate Investment Trusts	7,984,983	—	7,984,983
Food & Staples Retailing	972,080	—	972,080
Food Products	2,780,686	—	2,780,686
Health Care Equipment & Supplies	964,483	—	964,483
Health Care Providers & Services	2,097,216	—	2,097,216
Household Products	3,836,462	—	3,836,462
Insurance	2,105,208	—	2,105,208
Internet Software & Services	33,704	—	33,704
IT Services	1,242,702	—	1,242,702
Multiline Retail	1,631,250	—	1,631,250
Oil, Gas & Consumable Fuels	6,107,979	—	6,107,979
Pharmaceuticals	5,388,371	—	5,388,371
Semiconductors & Semiconductor Equipment	1,818,519	—	1,818,519
Software	134,041	1,905,979	2,040,020
Specialty Retail	1,050,222	—	1,050,222
Technology Hardware, Storage & Peripherals	66,507	—	66,507
Developed Markets
Aerospace & Defense	—	533,726	533,726
Air Freight & Logistics	—	804,696	804,696
Auto Components	—	330,963	330,963
Automobiles	—	1,274,731	1,274,731
Banks	—	3,432,389	3,432,389
Beverages	—	646,666	646,666
Construction & Engineering	—	886,564	886,564
Diversified Telecommunication Services	—	556,083	556,083
Electrical Equipment	657,600	—	657,600
Equity Real Estate Investment Trusts	109,331	102,109	211,440
Food & Staples Retailing	—	147,892	147,892
Health Care Equipment & Supplies	—	661,268	661,268
Household Durables	—	676,565	676,565
Insurance	—	678,157	678,157
Machinery	—	458,858	458,858
Media	—	191,228	191,228
Metals & Mining	—	417,353	417,353
Multi-Utilities	1,129,152	81,612	1,210,764
Oil, Gas & Consumable Fuels	4,143,334	497,738	4,641,072
Pharmaceuticals	1,922,380	1,212,384	3,134,764
Professional Services	—	525,217	525,217
Real Estate Management & Development	87,777	—	87,777

LVIP Delaware Wealth Builder Fund–35

LVIP Delaware Wealth Builder Fund

Notes to Financial Statements (continued)

3. Investments (continued)

	Level 1	Level 2	Total
Investments:
Assets:
Road & Rail	$—	$650,642	$650,642
Software	—	468,824	468,824
Specialty Retail	—	230,281	230,281
Technology Hardware, Storage & Peripherals	916,300	—	916,300
Textiles, Apparel & Luxury Goods	—	1,277,506	1,277,506
Tobacco	1,281,586	1,048,963	2,330,549
Trading Companies & Distributors	—	1,147,792	1,147,792
Wireless Telecommunication Services	—	226,296	226,296
Emerging Markets
Banks	525,630	—	525,630
Technology Hardware, Storage & Peripherals	—	629,616	629,616
Wireless Telecommunication Services	169,154	—	169,154
Preferred Stock	—	694,991	694,991
Agency Collateralized Mortgage Obligations	—	3,101,595	3,101,595
Agency Commercial Mortgage-Backed Securities	—	1,768,713	1,768,713
Agency Mortgage-Backed Securities	—	19,335,101	19,335,101
Corporate Bonds	—	39,927,311	39,927,311
Municipal Bonds	—	4,933,973	4,933,973
Non-Agency Asset-Backed Securities	—	4,492,266	4,492,266
Non-Agency Collateralized Mortgage Obligations	—	454,799	454,799
Non-Agency Commercial Mortgage-Backed
Securities	—	4,426,658	4,426,658
Regional Bonds	—	394,776	394,776
Sovereign Bonds	—	170,566	170,566
Supranational Banks	—	18,564	18,564
U.S. Treasury Obligations	—	9,839,683	9,839,683
Short-Term Investments	—	4,799,831	4,799,831

Total Investments	$70,804,429	$116,060,925	$186,865,354

Derivatives:
Assets:
Futures Contracts	$44,459	$—	$44,459

Liabilities:
Futures Contracts	$(22,021)	$—	$(22,021)

There were no Level 3 investments at the end of the year.

As a result of utilizing fair value pricing at December 31, 2017, a portion of the portfolio was categorized as Level 2.

During the year ended December 31, 2017, there were no material transfers between Level 1 investments, Level 2 investments or Level 3 investments. This does not include transfers between Level 1 investments and Level 2 investments that resulted from the Fund’s use of international fair value pricing during the period. In accordance with the fair value procedures described in Note 1, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

LVIP Delaware Wealth Builder Fund–36

LVIP Delaware Wealth Builder Fund

Notes to Financial Statements (continued)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2017 and 2016 was as follows:

	Year Ended
	12/31/17	12/31/16
Ordinary income	$6,517,136	$3,017,389
Long-term capital gains	7,472,664	17,556,465

Total	$13,989,800	$20,573,854

5. Components of Net Assets on a Tax Basis

As of December 31, 2017, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$141,800,685
Undistributed ordinary income	45,793
Undistributed long-term capital gains	32,471,934
Net unrealized appreciation	17,955,709

Net assets	$192,274,121

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales, mark-to-market of futures contracts, straddle loss deferrals, Treasury Inflation Protected securities and tax treatment of passive foreign investment companies.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of passive foreign investment companies, tax treatment of gain (loss) on foreign currency transactions, foreign capital gains taxes, contingent payment debt instruments, CDS contracts and paydown gain (loss) on asset- and mortgage-backed securities. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2017, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$263,977	$(263,977)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/17	12/31/16
Shares sold:
Standard Class	380,237	640,838
Service Class	414,811	411,398
Shares reinvested:
Standard Class	817,620	1,257,240
Service Class	127,266	189,956

	1,739,934	2,499,432

Shares redeemed:
Standard Class	(1,997,506)	(2,110,107)
Service Class	(570,706)	(496,326)

	(2,568,212)	(2,606,433)

Net decrease	(828,278)	(107,001)

LVIP Delaware Wealth Builder Fund–37

LVIP Delaware Wealth Builder Fund

Notes to Financial Statements (continued)

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that the counterparties to the contracts may be unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. No foreign currency exchange contracts were outstanding at December 31, 2017.

During the year ended December 31, 2017, the Fund used foreign currency exchange contracts to fix the U.S. dollar value of securities between trade date and settlement date; to hedge the U.S. dollar value of securities it already owned that were denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions.

Futures Contracts–The Fund may use futures in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund’s investments; to facilitate investments in portfolio securities; and to reduce cost. In addition, the Fund may take long or short positions in futures to seek to control overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

During the year ended December 31, 2017, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions and to facilitate investments in portfolio securities.

Options Contracts–During the year ended ended December 31, 2017, the Fund entered into options contracts in the normal course of pursuing its investment objective and strategies. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; to facilitate investment in portfolio securities; as a cash management tool; and to generate income. The Fund may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid at the close of the transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. When buying options, the Fund is subject to counterparty risk.

During the year ended December 31, 2017, the Fund used options contracts to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions; to manage the Fund’s exposure to changes in foreign currencies; to adjust the Fund’s overall exposure to certain markets and to protect the value of portfolio securities.

LVIP Delaware Wealth Builder Fund–38

LVIP Delaware Wealth Builder Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

No options contracts were outstanding at December 31, 2017.

Swap Contracts–The Fund enters into interest rate swap contracts and CDS contracts in the normal course of pursuing its investment objective and strategies. The Fund may use interest rate swaps to manage the Fund’s sensitivity to interest rates or hedge against changes in interest rates. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return, or to gain exposure to certain securities or markets.

Interest Rate Swaps-An interest rate swap contract is an exchange of interest rates between counterparties. In one instance, an interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. The Fund may enter into either side of such swap contract. Interest rate swaps may be used to manage the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment (receipt) or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from (paid) to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by (1) for bilateral swap contracts having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for cleared swaps, trading these instruments through a central counterparty. No interest rate swap contracts were outstanding at December 31, 2017.

During the year ended December 31, 2017, the Fund used interest rate swap contracts to manage the Fund’s sensitivity to interest rates or to hedge against changes in interest rates.

Credit Default Swaps–A CDS contract is a risk-transfer instrument through which one party (a purchaser of protection) transfers to another party (a seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the counterparty the agreed-upon value for the reference security or basket of securities. Credit events generally include, among others, bankruptcy, failure to pay and obligation default.

During the year ended ended December 31, 2017, the Fund entered into CDS contracts as a purchaser and seller of protection. Periodic payments (receipts) on CDS contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of a CDS contract. Initial margin and variation margin is posted to a central counterparty for centrally cleared CDS basket trades, as determined by an applicable central counterparty.

During the year ended December 31, 2017, the Fund used CDS contracts to hedge against credit events.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for cleared swaps, trading these instruments through a central counterparty. No CDS contracts were outstanding at December 31, 2017.

Swaps Generally–The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Schedule of Investments.

LVIP Delaware Wealth Builder Fund–39

LVIP Delaware Wealth Builder Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

Fair values of derivative instruments as of December 31, 2017 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Interest rate contracts)*	Variation margin due to broker on futures contracts	$44,459	Variation margin due to broker on futures contracts	$(22,021)

*Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2017. Only current day variation margin is reported on the “Statement of Assets and Liabilities.”

The effect of derivative instruments on the Statement of Operations for the year ended ended December 31, 2017 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$571	$(8,918)
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	2,634	—
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(331,580)	37,953
Options contracts (Interest rate contracts)	Net realized gain (loss) from options purchased and net change in unrealized appreciation (depreciation) of options purchased	(14,564)	—
Swap contracts (Credit contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	(7,787)	1,494
Swap contracts (Interest rate contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	(9,550)	4,271

Total		$(360,276)	$34,800

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund for the year ended ended December 31, 2017.

	Long Derivative Volume		Short Derivative Volume
Foreign currency exchange contracts (average cost)	USD	93,031	USD	258,527
Futures contracts (average notional value)	USD	1,709,993	USD	5,228,259
Options contracts (average value)	USD	451	USD	—
CDS contracts (average notional value)*	USD	76,893	USD	146,295
Interest rate swap contracts (average notional value)	USD	—	USD	73,028

*Long represents buying protection and short represents selling protection.

In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

LVIP Delaware Wealth Builder Fund–40

LVIP Delaware Wealth Builder Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

At December 31, 2017, the Fund had no open derivatives subject to offsetting provisions.

8. Credit and Market Risk

When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s or Ba or lower by Moody’s Investors Service, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended ended December 31, 2017. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund invests in fixed income securities whose values are derived from an underlying pool of mortgages or consumer loans. The values of these securities are sensitive to changes in economic conditions, including delinquencies and defaults, and may be adversely effected by changes in interest rates and shifts in the market’s perception of issuers. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (“CMOs”). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on a CMO’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to LIAC the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

LVIP Delaware Wealth Builder Fund–41

LVIP Delaware Wealth Builder Fund

Notes to Financial Statements (continued)

10. Recent Regulatory Reporting Updates

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amended Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. As of August 1, 2017, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.

11. Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

12. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Delaware Wealth Builder Fund–42

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of LVIP Delaware Wealth Builder Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of LVIP Delaware Wealth Builder Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.

Philadelphia, Pennsylvania

February 22, 2018

LVIP Delaware Wealth Builder Fund–43

LVIP Delaware Wealth Builder Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2017, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gains Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
53.42%	46.58%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 22-23 and September 11-12, 2017, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various sub-advisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the sub-advisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the sub-advisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information (including total return and standard deviation) provided by Morningstar for the standard class of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2017. The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Funds, and had delegated those duties to unaffiliated sub-advisers responsible for investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the sub-adviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the sub-advisers’ investment performance.

LVIP Delaware Wealth Builder Fund–44

LVIP Delaware Wealth Builder Fund

Other Fund Information (unaudited) (continued)

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2018. The Board noted that the investment management fees, without giving effect to the advisory fee waiver, were within range of the median investment management fee of the Morningstar peer group and were lower than the median management fee of the Morningstar peer group giving effect to the advisory fee waiver. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver and an expense limitation for the Fund through April 30, 2018 and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Delaware Investment Fund Advisers (“DIFA”) on behalf of the Funds, the Board considered the nature, extent and quality of services provided by DIFA under the subadvisory agreement. The Board reviewed the services provided by DIFA, the backgrounds of the investment professionals servicing the Fund, and the reputation, resources and investment approach of DIFA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage arrangements, risk management and compliance matters.

Performance. The Board reviewed the LVIP Delaware Wealth Builder Fund’s total return and standard deviation compared to the total return and standard deviation of a peer group of funds included in the Morningstar Allocation – 70% to 85% Equity funds category and a custom index (Aggregate Composite). The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and below the benchmark index for the one year period, below the return of the Morningstar peer group median and the benchmark index for the three and five year periods and below the return of the Morningstar peer group median and above the benchmark index for the ten year period. The Board considered that the Fund’s investment strategy changed effective May 2017. The Board concluded that the services provided by DIFA were satisfactory.

Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedules (which include breakpoints for the Delaware Bond Fund and Delaware Diversified Floating Rate Fund) compared to the management fees of funds with similar investment strategies for which DIFA serves as the investment adviser. The Board considered that LIAC compensates DIFA from its fees and that the subadvisory fee schedules were negotiated between LIAC and DIFA. The Board concluded that the subadvisory fees for each DIFA Fund were reasonable.

Profitability and Fallout Benefits. The Board considered information regarding DIFA’s estimated profitability from providing subadvisory services to the Funds. The Board reviewed materials provided by DIFA as to any additional benefits it receives and noted DIFA’s statement that its relationship with the Funds has added to its prestige and visibility in the investment community and may make DIFA more attractive to potential clients and enhance DIFA’s ability to obtain research with soft dollars.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.

LVIP Delaware Wealth Builder Fund–45

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.

The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.

The term Fund Complex includes the 92 series of Lincoln Variable Insurance Products Trust.

Interested Trustee

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	Formerly: Lincoln Advisors Trust

* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of both the Advisor and The Lincoln National Life Insurance Company, the parent company of the Trust’s Adviser.

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	92	Formerly: Lincoln Advisors Trust

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	Formerly: Lincoln Advisors Trust

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	Formerly: Lincoln Advisors Trust

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Formerly: Lincoln Advisors Trust

LVIP Delaware Wealth Builder Fund–46

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Charles I. Plosser*** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Public Governor for the Financial Industry Regulatory Authority (FINRA); Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	92	Rochester Gas and Electric Corporation

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Associated Grocers of New England (Director Emeritus); Formerly: Lincoln Trust Advisors

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	Formerly: Lincoln Advisors Trust

Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	92	St. Vincent Health; Formerly: Lincoln Advisors Trust

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	92	Formerly: Lincoln Advisors Trust

Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012	92	Trustee of FundVantage Trust

** Steve A. Cobb, is the son-in-law of Kenneth G. Stella.

*** Charles I. Plosser was appointed Trustee effective January 1, 2018.

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.

Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.

LVIP Delaware Wealth Builder Fund–47

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.

Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Vice President, Secretary, and Chief Legal Officer	Since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President and Chief Compliance Officer, Lincoln National Corporation; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Deputy General Counsel, Janney Montgomery Scott LLC.

Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.

Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.

John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site http://www.sec.gov.

LVIP Delaware Wealth Builder Fund–48

LVIP Dimensional U.S. Core Equity 1 Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2017

LVIP Dimensional U.S. Core Equity 1 Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Dimensional U.S. Core Equity 1 Fund

2017 Annual Report Commentary (Unaudited)

Advised by: Lincoln investment Advisors Corporation

Sub-advised by: Dimensional Fund Advisors LP

The Fund returned 20.88% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2017, while its benchmark, the Russell 3000® Index1, returned 21.13%.

The U.S. market had positive performance for the year but trailed both developed ex U.S. markets and emerging markets in U.S. dollar terms. The Russell 3000 Index returned +21.1%, as compared to +25.2% for the MSCI World ex USA IMI2 (net dividends) and +36.8% for the MSCI Emerging Markets IMI3 (net dividends).

Small caps (Russell 2000® Index4) underperformed large caps (Russell 1000® Index5) by 7.0% for the year. Along the relative price dimension, large cap value stocks (Russell 1000 Value® Index6) underperformed large cap growth stocks (Russell 1000 Growth® Index7) by 16.6%, and small cap value stocks (Russell 2000 Value® Index8) underperformed small cap growth stocks (Russell 2000 Growth® Index9) by 14.3%. Profitability premiums were mixed in the U.S. market for the year. Higher-profitability stocks outperformed among large caps. In the small cap growth segment of the market, stocks with the lowest profitability and highest relative price outperformed stocks with higher profitability. However, higher-profitability stocks generally outperformed throughout the rest of the small cap universe.

The Fund’s greater emphasis on stocks with higher profitability contributed positively to relative performance, as stocks with lower profitability underperformed among large caps for the year. At the sector level, the Fund’s general exclusion of real estate investment trusts (REITs) also had a positive impact on relative performance, as REITs underperformed the overall index.

The Fund is designed to provide exposure to a diversified group of securities across the entire size and value spectrum in the U.S. market with a particular emphasis on small cap stocks, low relative price (value) stocks, and stocks with higher profitability. As a result of the Fund’s diversified investment approach, performance is determined principally by broad trends in the U.S. equity market rather than the behavior of a limited group of securities in a particular industry or asset class. Dimensional will continue to pursue a disciplined approach to identify securities for purchase or sale in the Fund..

Portfolio Managers:

Dimensional Fund Advisors:	Joseph H. Chi
Jed S. Fogdall
Lukas Smart

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 12/31/07 through 12/31/17

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Dimensional U.S. Core Equity 1 Fund Standard Class shares on 12/31/07. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/17, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $21,573. For comparison, look at how the Russell 3000® Index did over the same period. The same $10,000 investment would have increased to $22,822. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/17

Standard Class Shares
One Year	+	20.88%
Five Years	+	15.37%
Ten Years	+	7.99%

Service Class Shares
One Year	+	20.45%
Five Years	+	14.97%
Ten Years	+	7.61%

1.

The Russell 3000® Index is a capitalization weighted total return index which is comprised of 3,000 of the largest capitalized U.S. domiciled companies. This portfolio of securities represents approximately 98% of the investable U.S. equity market.

2.

The MSCI World ex USA Investable Market Index (IMI) (net dividends) is a free float-adjusted market capitalization index that is designed to measure large, mid and small-cap representation in 23 developed markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

3.

The MSCI Emerging Markets Investable Market Index (IMI) (net dividends) is a free float-adjusted market capitalization index that is designed to measure large, mid and small-cap representation in 23 emerging markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

4.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index, representing approximately 10% of the total market capitalization of that index.

5.	The Russell 1000® Index measures the performance of the highest-ranking 1,000 stocks in the Russell 3000® Index, representing approximately 90% of the total market capitalization of that index.

LVIP Dimensional U.S. Core Equity 1 Fund–1

LVIP Dimensional U.S. Core Equity 1 Fund

2017 Annual Report Commentary (Unaudited) (continued)

6.	The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

7.	The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

8.	The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

9.	The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

LVIP Dimensional U.S. Core Equity 1 Fund–2

LVIP Dimensional U.S. Core Equity 1 Fund

Disclosure

OF FUND EXPENSES (Unaudited)

For the Period July 1, 2017 to December 31, 2017

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Annualized Expense Ratio	Expenses Paid During Period 7/1/17 to 12/31/17*
Actual
Standard Class Shares	$1,000.00	$1,120.20	0.41%	$2.19
Service Class Shares	1,000.00	1,118.20	0.76%	4.06
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.14	0.41%	$2.09
Service Class Shares	1,000.00	1,021.37	0.76%	3.87

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Dimensional U.S. Core Equity 1 Fund–3

LVIP Dimensional U.S. Core Equity 1 Fund

Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)

As of December 31, 2017

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Common Stock	99.70%
Aerospace & Defense	2.90%
Air Freight & Logistics	0.85%
Airlines	0.88%
Auto Components	0.87%
Automobiles	0.62%
Banks	6.68%
Beverages	1.73%
Biotechnology	2.47%
Building Products	0.67%
Capital Markets	2.85%
Chemicals	2.77%
Commercial Services & Supplies	0.98%
Communications Equipment	1.15%
Construction & Engineering	0.45%
Construction Materials	0.18%
Consumer Finance	1.09%
Containers & Packaging	0.82%
Distributors	0.20%
Diversified Consumer Services	0.34%
Diversified Financial Services	0.78%
Diversified Telecommunication Services	2.12%
Electric Utilities	1.44%
Electrical Equipment	0.64%
Electronic Equipment, Instruments & Components	1.49%
Energy Equipment & Services	0.69%
Equity Real Estate Investment Trusts	0.02%
Food & Staples Retailing	1.72%
Food Products	1.50%
Gas Utilities	0.31%
Health Care Equipment & Supplies	1.88%
Health Care Providers & Services	2.77%
Health Care Technology	0.19%
Hotels, Restaurants & Leisure	2.35%
Household Durables	0.97%
Household Products	1.10%
Independent Power & Renewable Electricity Producers	0.24%
Industrial Conglomerates	1.32%
Insurance	2.97%
Internet & Direct Marketing Retail	2.12%
Internet Software & Services	2.61%
IT Services	4.38%
Leisure Products	0.25%
Life Sciences Tools & Services	0.73%
Machinery	2.94%
Marine	0.05%

Security Type/Sector	Percentage of Net Assets
Media	2.97%
Metals & Mining	0.76%
Multiline Retail	0.65%
Multi-Utilities	0.82%
Oil, Gas & Consumable Fuels	3.74%
Paper & Forest Products	0.18%
Personal Products	0.32%
Pharmaceuticals	3.02%
Professional Services	0.61%
Real Estate Management & Development	0.26%
Road & Rail	1.42%
Semiconductors & Semiconductor Equipment	4.07%
Software	3.90%
Specialty Retail	3.37%
Technology Hardware, Storage & Peripherals	4.11%
Textiles, Apparel & Luxury Goods	0.95%
Thrift & Mortgage Finance	0.43%
Tobacco	1.06%
Trading Companies & Distributors	0.65%
Transportation Infrastructure	0.02%
Water Utilities	0.15%
Wireless Telecommunication Services	0.16%
Rights	0.00%
Money Market Fund	0.19%
Total Value of Securities	99.89%
Receivables and Other Assets Net of Liabilities	0.11%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Apple	3.57%
Microsoft	1.97%
Amazon.com	1.59%
Alphabet Class A & Class C	1.18%
JPMorgan Chase & Co.	1.15%
Johnson & Johnson	1.09%
AT&T	1.01%
Home Depot	0.96%
Intel	0.92%
Verizon Communications	0.90%
Total	14.34%

IT–Information Technology

LVIP Dimensional U.S. Core Equity 1 Fund–4

LVIP Dimensional U.S. Core Equity 1 Fund

Statement of Net Assets

December 31, 2017

	Number of Shares	Value (U.S. $)

COMMON STOCK–99.70%
Aerospace & Defense–2.90%
AAR	6,489	$254,953
†Aerojet Rocketdyne Holdings	9,478	295,714
†Aerovironment	2,215	124,394
Arconic	22,906	624,189
†Astronics	2,505	103,882
†Astronics Class B	806	33,570
†Axon Enterprise	1,811	47,991
Boeing	29,373	8,662,391
BWX Technologies	11,734	709,790
Cubic	3,873	228,313
Curtiss-Wright	6,659	811,399
†Ducommun	1,600	45,520
†Engility Holdings	376	10,667
†Esterline Technologies	4,509	336,822
General Dynamics	13,232	2,692,050
HEICO	2,046	193,040
HEICO Class A	4,992	394,618
Hexcel	12,095	748,076
Huntington Ingalls Industries	3,927	925,594
†KLX	6,462	441,031
†Kratos Defense & Security Solutions	5,182	54,877
L3 Technologies	3,767	745,301
Lockheed Martin	14,443	4,636,925
Maxar Technologies	3,408	219,203
†Mercury Systems	3,446	176,952
†Moog Class A	5,219	453,270
Northrop Grumman	9,036	2,773,239
Orbital ATK	5,421	712,861
Raytheon	12,413	2,331,782
Rockwell Collins	12,745	1,728,477
Spirit AeroSystems Holdings Class A	12,728	1,110,518
†Teledyne Technologies	4,923	891,801
Textron	22,144	1,253,129
TransDigm Group	3,095	849,949
Triumph Group	6,690	181,968
United Technologies	31,988	4,080,709
†Vectrus	2,921	90,113
†Wesco Aircraft Holdings	14,929	110,475

		40,085,553

Air Freight & Logistics–0.85%
†Air Transport Services Group	11,784	272,682
†Atlas Air Worldwide Holdings	3,789	222,225
CH Robinson Worldwide	11,156	993,888
†Echo Global Logistics	2,584	72,352
Expeditors International of Washington	11,713	757,714
FedEx	12,617	3,148,446
Forward Air	3,352	192,539
†Hub Group Class A	4,075	195,193
United Parcel Service Class B	39,912	4,755,515

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Air Freight & Logistics (continued)
†XPO Logistics	12,314	$1,127,839

		11,738,393

Airlines–0.88%
Alaska Air Group	15,098	1,109,854
Allegiant Travel	2,149	332,558
American Airlines Group	26,426	1,374,945
Copa Holdings Class A	4,803	643,890
Delta Air Lines	46,387	2,597,672
Hawaiian Holdings	9,950	396,507
†JetBlue Airways	38,403	857,923
SkyWest	6,659	353,593
Southwest Airlines	39,453	2,582,199
†Spirit Airlines	10,860	487,071
†United Continental Holdings	21,708	1,463,119

		12,199,331

Auto Components–0.87%
Adient	5,774	454,414
†American Axle & Manufacturing Holdings	15,047	256,250
Aptiv	16,408	1,391,891
Autoliv	7,240	920,059
BorgWarner	18,858	963,455
Cooper Tire & Rubber	10,762	380,437
†Cooper-Standard Holdings	2,502	306,495
Dana	30,421	973,776
†Delphi Technologies	5,469	286,958
†Dorman Products	3,454	211,178
†Fox Factory Holding	4,534	176,146
Gentex	34,298	718,543
†Gentherm	4,875	154,781
Goodyear Tire & Rubber	34,879	1,126,940
†Horizon Global	2,190	30,704
LCI Industries	3,305	429,650
Lear	7,285	1,286,968
†Modine Manufacturing	8,303	167,721
†Motorcar Parts of America	2,029	50,705
Standard Motor Products	2,906	130,508
†Stoneridge	3,532	80,742
Superior Industries International	3,283	48,753
Tenneco	8,836	517,259
Tower International	4,230	129,227
†Visteon	6,978	873,227

		12,066,787

Automobiles–0.62%
Ford Motor	233,834	2,920,587
General Motors	75,934	3,112,535
Harley-Davidson	15,921	810,060
†Tesla	1,541	479,790
Thor Industries	7,273	1,096,187

LVIP Dimensional U.S. Core Equity 1 Fund–5

LVIP Dimensional U.S. Core Equity 1 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Automobiles (continued)
Winnebago Industries	3,677	$204,441

		8,623,600

Banks–6.68%
1st Source	2,576	127,383
Ameris Bancorp	3,331	160,554
Arrow Financial	457	15,515
Associated Banc-Corp	16,938	430,225
Banc of California	1,402	28,951
BancFirst	2,110	107,927
†Bancorp	1,514	14,958
BancorpSouth	10,113	318,054
Bank of America	353,995	10,449,932
Bank of Hawaii	5,806	497,574
Bank of the Ozarks	11,882	575,683
BankUnited	12,210	497,191
Banner	4,059	223,732
BB&T	24,531	1,219,681
Berkshire Hills Bancorp	5,646	206,644
BOK Financial	5,174	477,664
Boston Private Financial Holdings	14,301	220,950
Brookline Bancorp	9,134	143,404
Bryn Mawr Bank	2,262	99,980
Camden National	636	26,795
Carolina Financial	2,597	96,479
Cathay General Bancorp	8,683	366,162
CenterState Banks of Florida	7,052	181,448
Central Pacific Financial	5,001	149,180
Chemical Financial	7,551	403,752
CIT Group	7,597	374,000
Citigroup	85,506	6,362,501
Citizens Financial Group	10,989	461,318
City Holding	2,841	191,682
CoBiz Financial	3,260	65,167
Columbia Banking System	8,265	359,032
Comerica	7,262	630,414
Commerce Bancshares	11,456	639,703
Community Bank System	6,891	370,391
Community Trust Bancorp	1,117	52,611
ConnectOne Bancorp	2,533	65,225
Cullen/Frost Bankers	5,222	494,262
†Customers Bancorp	3,657	95,045
CVB Financial	14,317	337,308
†Eagle Bancorp	3,814	220,831
East West Bancorp	12,619	767,614
Enterprise Financial Services	1,260	56,889
†FB Financial	1,000	41,990
†FCB Financial Holdings Class A	5,210	264,668
Fidelity Southern	1,928	42,030
Fifth Third Bancorp	30,253	917,876
First Bancorp (North Carolina)	2,263	79,907
†First BanCorp (Puerto Rico)	32,583	166,173

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Banks (continued)
First Busey	6,136	$183,712
First Citizens BancShares Class A	953	384,059
First Commonwealth Financial	14,092	201,797
First Community Bancshares	1,307	37,550
First Financial	880	39,908
First Financial Bancorp	9,348	246,320
First Financial Bankshares	4,461	200,968
First Horizon National	36,948	738,590
First Interstate BancSystem Class A	3,666	146,823
First Merchants	5,490	230,909
First Midwest Bancorp	14,084	338,157
First of Long Island	1,200	34,200
First Republic Bank	6,632	574,596
Flushing Financial	4,876	134,090
FNB	32,839	453,835
Fulton Financial	20,249	362,457
German American Bancorp	700	24,731
Glacier Bancorp	10,015	394,491
Great Southern Bancorp	946	48,861
Great Western Bancorp	8,042	320,072
†Green Bancorp	800	16,240
Guaranty Bancorp	864	23,890
Hancock Holding	10,617	525,541
Hanmi Financial	4,000	121,400
Heartland Financial USA	2,621	140,617
Heritage Commerce	487	7,461
Heritage Financial	3,857	118,796
Hilltop Holdings	13,115	332,203
Home BancShares	21,264	494,388
†HomeTrust Bancshares	901	23,201
Hope Bancorp	16,420	299,665
Huntington Bancshares	53,810	783,474
IBERIABANK	4,674	362,235
Independent Bank (Massachusetts)	3,374	235,674
Independent Bank Group	1,383	93,491
International Bancshares	10,063	399,501
Investors Bancorp	34,004	471,976
JPMorgan Chase & Co.	148,717	15,903,796
KeyCorp	34,427	694,393
Lakeland Bancorp	3,864	74,382
Lakeland Financial	2,847	138,051
LegacyTexas Financial Group	5,666	239,162
M&T Bank	4,252	727,049
MainSource Financial Group	2,020	73,346
MB Financial	9,240	411,365
Mercantile Bank	836	29,569
MidWestOne Financial Group	600	20,118
National Bank Holdings Class A	3,583	116,197
NBT Bancorp	5,373	197,726
OFG Bancorp	4,091	38,455
Old National Bancorp	17,834	311,203
†Opus Bank	2,840	77,532

LVIP Dimensional U.S. Core Equity 1 Fund–6

LVIP Dimensional U.S. Core Equity 1 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Banks (continued)
†Pacific Premier Bancorp	4,923	$196,920
PacWest Bancorp	11,382	573,653
Park National	1,249	129,896
Peapack Gladstone Financial	548	19,191
Peoples Bancorp	3,493	113,942
People’s United Financial	29,963	560,308
Pinnacle Financial Partners	5,894	390,772
PNC Financial Services Group	14,920	2,152,807
Popular	10,058	356,958
Preferred Bank	1,188	69,831
Prosperity Bancshares	7,549	528,958
Regions Financial	53,899	931,375
Renasant	5,232	213,936
Republic Bancorp Class A	603	22,926
S&T Bancorp	3,442	137,026
Sandy Spring Bancorp	3,312	129,234
†Seacoast Banking Corp. of Florida	1,194	30,101
ServisFirst Bancshares	6,045	250,867
†Signature Bank	3,370	462,566
Simmons First National Class A	6,330	361,443
South State	3,499	304,938
Southside Bancshares	2,988	100,636
State Bank Financial	5,416	161,613
Sterling Bancorp	29,478	725,159
Stock Yards Bancorp	2,112	79,622
SunTrust Banks	14,027	906,004
†SVB Financial Group	4,498	1,051,497
Synovus Financial	16,013	767,663
TCF Financial	27,139	556,349
†Texas Capital Bancshares	5,756	511,708
Tompkins Financial	1,348	109,660
Towne Bank	6,489	199,537
TriCo Bancshares	1,599	60,538
Trustmark	10,322	328,859
UMB Financial	5,641	405,701
Umpqua Holdings	24,155	502,424
Union Bankshares Corp.	7,033	254,384
United Bankshares	11,140	387,115
United Community Banks	8,010	225,401
Univest Corp. of Pennsylvania	2,435	68,302
US Bancorp	61,145	3,276,149
Valley National Bancorp	29,056	326,008
Washington Trust Bancorp	1,086	57,829
Webster Financial	10,666	599,003
Wells Fargo & Co.	201,806	12,243,570
WesBanco	4,468	181,624
Westamerica Bancorporation	2,893	172,278
†Western Alliance Bancorp	10,465	592,528
Wintrust Financial	5,764	474,781
Zions Bancorporation	9,912	503,827

		92,462,095

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Beverages–1.73%
†Boston Beer Class A	1,347	$257,412
Brown-Forman Class A	1,046	70,333
Brown-Forman Class B	11,743	806,392
Coca-Cola	186,990	8,579,101
Coca-Cola Bottling Consolidated	1,354	291,462
Constellation Brands Class A	5,045	1,153,136
Dr Pepper Snapple Group	10,927	1,060,575
MGP Ingredients	1,497	115,089
Molson Coors Brewing Class B	8,298	681,017
†Monster Beverage	12,489	790,429
National Beverage	1,899	185,039
PepsiCo	83,267	9,985,379

		23,975,364

Biotechnology–2.47%
AbbVie	94,538	9,142,770
†Acorda Therapeutics	4,839	103,797
†Alexion Pharmaceuticals	3,085	368,935
†Alkermes	3,336	182,579
†Alnylam Pharmaceuticals	2,227	282,940
Amgen	29,424	5,116,834
†Aptevo Therapeutics	2,879	12,207
†Biogen	9,149	2,914,597
†BioMarin Pharmaceutical	3,163	282,045
†Bioverativ	10,044	541,572
†Bluebird Bio	2,058	366,530
†Celgene	33,922	3,540,100
†Emergent BioSolutions	5,759	267,621
†Enanta Pharmaceuticals	2,114	124,050
†Exact Sciences	3,427	180,055
†Exelixis	12,257	372,613
†FibroGen	953	45,172
†Five Prime Therapeutics	4,086	89,565
Gilead Sciences	83,604	5,989,391
†Incyte	2,275	215,465
†Insys Therapeutics	2,779	26,734
†Ionis Pharmaceuticals	1,152	57,946
†Juno Therapeutics	2,743	125,383
†Ligand Pharmaceuticals Class B	1,549	212,105
†Momenta Pharmaceuticals	4,060	56,637
†Myriad Genetics	6,072	208,543
†Neurocrine Biosciences	2,841	220,433
†OPKO Health	26,983	132,217
†Otonomy	619	3,435
†Regeneron Pharmaceuticals	3,070	1,154,197
†Repligen	1,752	63,563
†Retrophin	524	11,041
†Seattle Genetics	3,269	174,891
†Spectrum Pharmaceuticals	5,200	98,540
†TESARO	1,081	89,582
†United Therapeutics	5,963	882,226

LVIP Dimensional U.S. Core Equity 1 Fund–7

LVIP Dimensional U.S. Core Equity 1 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Biotechnology (continued)
†Vertex Pharmaceuticals	3,259	$488,394

		34,144,705

Building Products–0.67%
AAON	7,398	271,507
Allegion	3,626	288,485
†American Woodmark	2,433	316,898
AO Smith	9,577	586,879
Apogee Enterprises	3,439	157,265
†Armstrong Flooring	3,796	64,228
†Armstrong World Industries	7,192	435,476
†Builders FirstSource	12,418	270,588
†Continental Building Products	6,258	176,163
Fortune Brands Home & Security	8,581	587,284
†Gibraltar Industries	3,900	128,700
Griffon	4,573	93,061
Insteel Industries	1,756	49,730
Johnson Controls International	20,579	784,266
Lennox International	2,465	513,361
Masco	20,498	900,682
†Masonite International	3,469	257,226
†NCI Building Systems	6,362	122,787
Owens Corning	12,082	1,110,819
†Patrick Industries	4,000	277,800
†PGT Innovations	8,191	138,018
†Ply Gem Holdings	5,809	107,467
Quanex Building Products	4,360	102,024
Simpson Manufacturing	4,772	273,961
†Trex	4,106	445,049
Universal Forest Products	5,646	212,403
†USG	14,179	546,742

		9,218,869

Capital Markets–2.85%
Affiliated Managers Group	4,373	897,558
Ameriprise Financial	6,776	1,148,329
Artisan Partners Asset Management Class A	3,789	149,665
Bank of New York Mellon	46,195	2,488,063
BGC Partners Class A	34,768	525,344
BlackRock	3,395	1,744,045
Cboe Global Markets	6,135	764,360
Charles Schwab	29,672	1,524,251
CME Group	6,950	1,015,047
Cohen & Steers	4,673	220,986
Diamond Hill Investment Group	152	31,412
†Donnelley Financial Solutions	4,245	82,735
†E*TRADE Financial	15,622	774,383
Eaton Vance	14,503	817,824
Evercore Class A	5,155	463,950
FactSet Research Systems	3,459	666,757
Federated Investors Class B	13,518	487,729

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Capital Markets (continued)
Financial Engines	5,573	$168,862
Franklin Resources	11,873	514,457
GAIN Capital Holdings	5,501	55,010
Goldman Sachs Group	11,513	2,933,052
Greenhill & Co.	3,574	69,693
Houlihan Lokey	2,921	132,701
Interactive Brokers Group	11,049	654,211
Intercontinental Exchange	15,955	1,125,785
†INTL. FCStone	1,728	73,492
Invesco	26,923	983,766
Investment Technology Group	5,918	113,921
Janus Henderson Group	10,856	415,351
Lazard Class A	6,961	365,453
Legg Mason	11,109	466,356
LPL Financial Holdings	16,584	947,610
MarketAxess Holdings	2,604	525,357
Moelis & Co. Class A	1,539	74,641
Moody’s	7,458	1,100,875
Morgan Stanley	56,694	2,974,734
Morningstar	5,529	536,147
MSCI	6,463	817,828
Nasdaq	10,110	776,751
Northern Trust	8,720	871,041
OM Asset Management	6,371	106,714
Oppenheimer Holdings Class A	566	15,169
PJT Partners Class A	2,208	100,685
Raymond James Financial	12,343	1,102,230
S&P Global	14,775	2,502,885
SEI Investments	9,432	677,784
State Street	10,960	1,069,806
Stifel Financial	7,513	447,474
T. Rowe Price Group	15,834	1,661,462
TD Ameritrade Holding	11,630	594,642
Virtu Financial Class A	755	13,817
Virtus Investment Partners	817	93,996
Waddell & Reed Financial Class A	15,478	345,779
Westwood Holdings Group	147	9,733
WisdomTree Investments	12,979	162,886

		39,404,594

Chemicals–2.77%
A Schulman	4,438	165,315
†AdvanSix	1,467	61,717
Air Products & Chemicals	5,258	862,733
Albemarle	3,672	469,612
American Vanguard	3,629	71,310
Ashland Global Holdings	4,435	315,772
†Axalta Coating Systems	6,874	222,443
Balchem	2,885	232,531
Cabot	7,734	476,337
Calgon Carbon	8,361	178,089
Celanese Class A	9,212	986,421

LVIP Dimensional U.S. Core Equity 1 Fund–8

LVIP Dimensional U.S. Core Equity 1 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Chemicals (continued)
CF Industries Holdings	11,114	$472,790
Chase	1,120	134,960
Chemours	6,008	300,760
DowDuPont	99,844	7,110,890
Eastman Chemical	18,625	1,725,420
Ecolab	11,805	1,583,995
†Ferro	10,300	242,977
FMC	6,207	587,555
FutureFuel	4,566	64,335
†GCP Applied Technologies	5,509	175,737
Hawkins	819	28,829
HB Fuller	6,545	352,579
Huntsman	46,016	1,531,873
†Ingevity	4,179	294,494
Innophos Holdings	2,701	126,218
Innospec	4,258	300,615
International Flavors & Fragrances	4,658	710,857
KMG Chemicals	1,701	112,402
†Koppers Holdings	1,784	90,806
†Kraton	4,560	219,655
Kronos Worldwide	6,569	169,283
†LSB Industries	2,575	22,557
LyondellBasell Industries Class A	21,514	2,373,424
Minerals Technologies	4,368	300,737
Monsanto	24,155	2,820,821
Mosaic	18,141	465,498
NewMarket	1,327	527,337
Olin	18,769	667,801
†OMNOVA Solutions	2,534	25,340
†Platform Specialty Products	32,886	326,229
PolyOne	12,817	557,539
PPG Industries	13,312	1,555,108
Praxair	16,799	2,598,469
Quaker Chemical	1,377	207,638
Rayonier Advanced Materials	6,635	135,686
RPM International	8,796	461,086
Scotts Miracle-Gro Class A	7,737	827,782
Sensient Technologies	3,376	246,954
Sherwin-Williams	4,501	1,845,590
Stepan	2,486	196,319
†Trecora Resources	1,810	24,435
Tredegar	492	9,446
Trinseo	5,490	398,574
Tronox	7,502	153,866
Valvoline	15,826	396,600
Westlake Chemical	3,913	416,852
WR Grace & Co.	5,509	386,346

		38,327,344

Commercial Services & Supplies–0.98%
ABM Industries	6,672	251,668
†ACCO Brands	15,297	186,623

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Commercial Services & Supplies (continued)
†ARC Document Solutions	6,046	$15,417
Brady Class A	6,379	241,764
Brink’s	6,531	513,990
†Casella Waste Systems	2,209	50,851
Cintas	8,381	1,306,011
†Clean Harbors	9,325	505,415
†Copart	18,070	780,443
Covanta Holding	22,488	380,047
Deluxe	9,390	721,528
Ennis	3,323	68,952
Essendant	5,795	53,720
Healthcare Services Group	2,712	142,977
Herman Miller	8,070	323,203
HNI	6,100	235,277
†InnerWorkings	2,041	20,471
Interface Class A	8,682	218,352
KAR Auction Services	13,984	706,332
Kimball International Class B	4,901	91,502
Knoll	7,864	181,187
LSC Communications	4,245	64,312
Matthews International Class A	3,204	169,171
McGrath RentCorp	3,969	186,464
Mobile Mini	5,916	204,102
MSA Safety	4,253	329,693
Multi-Color	1,912	143,113
Pitney Bowes	23,939	267,638
Quad/Graphics	5,244	118,514
Republic Services	14,925	1,009,079
Rollins	10,682	497,033
†SP Plus	3,002	111,374
Steelcase Class A	12,090	183,768
†Stericycle	7,107	483,205
†Team	2,683	39,977
Tetra Tech	7,691	370,322
U.S. Ecology	3,569	182,019
UniFirst	2,026	334,087
Viad	1,892	104,817
VSE	600	29,058
Waste Management	20,630	1,780,369

		13,603,845

Communications Equipment–1.15%
ADTRAN	4,884	94,505
†Arista Networks	2,962	697,788
†ARRIS International	21,214	544,988
†CalAmp	2,806	60,133
†Calix	3,340	19,873
†Ciena	14,673	307,106
Cisco Systems	181,511	6,951,871
†CommScope Holding	14,905	563,856
Comtech Telecommunications	2,467	54,570
†EchoStar Class A	6,579	394,082

LVIP Dimensional U.S. Core Equity 1 Fund–9

LVIP Dimensional U.S. Core Equity 1 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Communications Equipment (continued)
†F5 Networks	4,506	$591,277
†Finisar	13,225	269,129
†Harmonic	15,891	66,742
Harris	7,795	1,104,162
†Infinera	10,668	67,528
InterDigital	6,220	473,653
Juniper Networks	22,261	634,439
†Lumentum Holdings	4,714	230,515
Motorola Solutions	5,314	480,067
†NETGEAR	4,473	262,789
†NetScout Systems	10,443	317,989
†Oclaro	5,900	39,766
†Palo Alto Networks	1,493	216,395
Plantronics	3,909	196,935
†Ribbon Communications	7,554	58,392
†Ubiquiti Networks	7,606	540,178
†ViaSat	4,826	361,226
†Viavi Solutions	34,200	298,908

		15,898,862

Construction & Engineering–0.45%
†AECOM	15,765	585,670
†Aegion	4,365	111,002
Argan	2,865	128,925
Chicago Bridge & Iron	11,492	185,481
Comfort Systems USA	5,275	230,254
†Dycom Industries	5,163	575,313
EMCOR Group	9,724	794,937
Fluor	13,179	680,695
Granite Construction	4,504	285,689
†Great Lakes Dredge & Dock	483	2,608
Jacobs Engineering Group	6,624	436,919
KBR	15,549	308,337
†MasTec	8,769	429,243
†MYR Group	2,986	106,690
Primoris Services	5,083	138,207
†Quanta Services	16,456	643,594
†Tutor Perini	7,043	178,540
Valmont Industries	2,153	357,075

		6,179,179

Construction Materials–0.18%
Eagle Materials	5,781	654,987
Martin Marietta Materials	3,480	769,219
†Summit Materials Class A	8,806	276,861
†US Concrete	2,396	200,425
Vulcan Materials	5,108	655,714

		2,557,206

Consumer Finance–1.09%
Ally Financial	26,793	781,284
American Express	41,128	4,084,422
Capital One Financial	20,004	1,991,998

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Consumer Finance (continued)
†Credit Acceptance	2,546	$823,580
Discover Financial Services	25,340	1,949,153
†Encore Capital Group	3,358	141,372
†Enova International	937	14,242
†EZCORP Class A	6,690	81,618
FirstCash	6,979	470,734
†Green Dot Class A	5,819	350,653
†LendingClub	45,832	189,286
Navient	45,671	608,338
Nelnet Class A	4,320	236,650
†OneMain Holdings	11,443	297,404
†PRA Group	6,942	230,474
Santander Consumer USA Holdings	36,599	681,473
†SLM	54,985	621,331
Synchrony Financial	38,150	1,472,971
†World Acceptance	591	47,706

		15,074,689

Containers & Packaging–0.82%
AptarGroup	8,671	748,134
Avery Dennison	8,912	1,023,632
Ball	20,112	761,239
Bemis	16,843	804,927
†Berry Global Group	11,557	678,049
†Crown Holdings	7,001	393,806
Graphic Packaging Holding	63,505	981,152
Greif Class A	4,106	248,741
International Paper	21,242	1,230,761
Myers Industries	2,920	56,940
†Owens-Illinois	23,503	521,062
Packaging Corp. of America	9,201	1,109,181
Sealed Air	14,732	726,288
Silgan Holdings	22,008	646,815
Sonoco Products	12,990	690,289
WestRock	12,091	764,272

		11,385,288

Distributors–0.20%
Core-Mark Holding	5,228	165,100
Genuine Parts	11,206	1,064,682
†LKQ	21,855	888,843
Pool	4,978	645,398

		2,764,023

Diversified Consumer Services–0.34%
†Adtalem Global Education	7,102	298,639
†American Public Education	2,213	55,436
†Bright Horizons Family Solutions	6,159	578,946
Capella Education	1,427	110,450
†Career Education	3,757	45,385
Carriage Services	2,326	59,801
Graham Holdings	553	308,768
†Grand Canyon Education	6,766	605,760

LVIP Dimensional U.S. Core Equity 1 Fund–10

LVIP Dimensional U.S. Core Equity 1 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Diversified Consumer Services (continued)
H&R Block	19,342	$507,147
†Houghton Mifflin Harcourt	14,700	136,710
†K12	6,889	109,535
Service Corp. International	17,588	656,384
†ServiceMaster Global Holdings	14,056	720,651
†Sotheby’s	4,738	244,481
Strayer Education	1,056	94,596
†Weight Watchers International	4,637	205,326

		4,738,015

Diversified Financial Services–0.78%
†Berkshire Hathaway Class B	48,856	9,684,236
†Cannae Holdings	7,025	119,636
Leucadia National	16,565	438,807
Voya Financial	10,615	525,124

		10,767,803

Diversified Telecommunication Services–2.12%
AT&T	358,244	13,928,527
ATN International	1,514	83,664
CenturyLink	72,776	1,213,904
†Cincinnati Bell	5,095	106,231
Cogent Communications Holdings	5,986	271,166
Consolidated Communications Holdings	10,085	122,936
Frontier Communications	4,870	32,921
†General Communication Class A	7,752	302,483
IDT Class B	3,397	36,008
†ORBCOMM	9,336	95,040
Verizon Communications	236,167	12,500,319
†Vonage Holdings	7,600	77,292
Windstream Holdings	15,687	29,021
†Zayo Group Holdings	12,965	477,112

		29,276,624

Electric Utilities–1.44%
ALLETE	6,594	490,330
Alliant Energy	12,308	524,444
American Electric Power	16,703	1,228,840
Avangrid	2,641	133,582
Duke Energy	23,587	1,983,903
Edison International	12,899	815,733
El Paso Electric	4,644	257,045
Entergy	7,182	584,543
Eversource Energy	11,554	729,982
Exelon	35,590	1,402,602
FirstEnergy	22,090	676,396
Great Plains Energy	11,571	373,049
Hawaiian Electric Industries	6,948	251,170
IDACORP	6,033	551,175
MGE Energy	3,422	215,928
NextEra Energy	17,820	2,783,306
OGE Energy	10,930	359,706

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Electric Utilities (continued)
Otter Tail	4,368	$194,158
PG&E	18,216	816,623
Pinnacle West Capital	6,414	546,345
PNM Resources	8,628	349,003
Portland General Electric	9,526	434,195
PPL	26,960	834,412
Southern	34,508	1,659,490
Westar Energy	12,179	643,051
Xcel Energy	21,310	1,025,224

		19,864,235

Electrical Equipment–0.64%
Acuity Brands	2,185	384,560
Allied Motion Technologies	1,708	56,518
AMETEK	12,878	933,269
AZZ	4,022	205,524
†Babcock & Wilcox Enterprises	3,921	22,271
Eaton	14,735	1,164,212
Emerson Electric	25,378	1,768,593
Encore Wire	2,356	114,619
EnerSys	4,508	313,892
†Generac Holdings	10,296	509,858
General Cable	9,785	289,636
Hubbell	5,553	751,543
Powell Industries	1,827	52,344
†Power Solutions International	813	6,097
Regal Beloit	4,821	369,289
Rockwell Automation	6,867	1,348,335
†Sensata Technologies Holding	10,345	528,733
†Thermon Group Holdings	3,728	88,242

		8,907,535

Electronic Equipment, Instruments & Components–1.49%
Amphenol Class A	16,494	1,448,173
†Anixter International	4,994	379,544
†Arrow Electronics	8,559	688,229
Avnet	11,565	458,205
AVX	10,683	184,816
Badger Meter	2,792	133,458
Belden	3,678	283,831
†Benchmark Electronics	4,152	120,823
CDW	14,020	974,250
Cognex	11,076	677,408
†Coherent	2,520	711,194
Corning	37,771	1,208,294
CTS	1,275	32,831
Daktronics	5,746	52,461
Dolby Laboratories Class A	6,088	377,456
†ePlus	1,636	123,027
†Fabrinet	5,499	157,821
†FARO Technologies	354	16,638
†Flex	43,138	776,053

LVIP Dimensional U.S. Core Equity 1 Fund–11

LVIP Dimensional U.S. Core Equity 1 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Electronic Equipment, Instruments & Components (continued)
FLIR Systems	17,970	$837,761
†II-VI	7,979	374,614
†Insight Enterprises	3,932	150,556
†IPG Photonics	4,402	942,600
†Itron	3,730	254,386
Jabil	33,466	878,483
†KEMET	6,224	93,733
†Keysight Technologies	12,907	536,931
†Knowles	9,103	133,450
Littelfuse	2,295	453,997
Mesa Laboratories	100	12,430
Methode Electronics	4,593	184,179
MTS Systems	1,823	97,895
National Instruments	10,428	434,118
†Novanta	3,392	169,600
†OSI Systems	2,992	192,625
Park Electrochemical	2,423	47,612
PC Connection	3,183	83,426
†Plexus	3,674	223,085
†Rogers	2,571	416,296
†Sanmina	10,665	351,945
†ScanSource	4,669	167,150
SYNNEX	5,679	772,060
TE Connectivity	14,877	1,413,910
†Tech Data	4,231	414,511
†Trimble	7,046	286,349
†TTM Technologies	12,750	199,793
Universal Display	1,856	320,438
†VeriFone Systems	12,652	224,067
Vishay Intertechnology	23,342	484,347
†Zebra Technologies	7,015	728,157

		20,685,016

Energy Equipment & Services–0.69%
Archrock	11,511	120,865
Baker Hughes a GE Company	8,654	273,813
Bristow Group	5,275	71,054
Core Laboratories	3,764	412,346
†Diamond Offshore Drilling	14,549	270,466
†Dril-Quip	5,598	267,025
Ensco Class A	34,709	205,130
†Era Group	2,010	21,607
†Exterran	5,755	180,937
†Forum Energy Technologies	11,621	180,707
Frank’s International	310	2,061
Halliburton	11,983	585,609
†Helix Energy Solutions Group	20,202	152,323
Helmerich & Payne	7,849	507,359
†Matrix Service	3,017	53,703
†McDermott International	38,713	254,732
Nabors Industries	35,949	245,532
National Oilwell Varco	7,048	253,869

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Energy Equipment & Services (continued)
†Newpark Resources	12,083	$103,914
†Noble	26,081	117,886
†Oceaneering International	12,328	260,614
†Oil States International	6,670	188,761
†Parker Drilling	15,756	15,756
Patterson-UTI Energy	16,123	370,990
†Pioneer Energy Services	7,354	22,430
†RigNet	1,617	24,174
†Rowan	15,208	238,157
RPC	11,431	291,833
Schlumberger	30,061	2,025,811
†SEACOR Holdings	2,936	135,702
†SEACOR Marine Holdings	2,951	34,527
†Superior Energy Services	16,774	161,534
TechnipFMC	10,460	327,503
†TETRA Technologies	6,536	27,909
†Transocean	38,916	415,623
†Unit	3,873	85,206
US Silica Holdings	8,161	265,722
†Weatherford International	93,171	388,523

		9,561,713

Equity Real Estate Investment Trusts–0.02%
Alexander & Baldwin	8,202	227,523

		227,523

Food & Staples Retailing–1.72%
Andersons	4,370	136,125
Casey’s General Stores	3,835	429,290
†Chefs’ Warehouse	2,580	52,890
Costco Wholesale	21,531	4,007,350
CVS Health	44,394	3,218,565
Ingles Markets Class A	2,345	81,137
Kroger	54,430	1,494,103
†Performance Food Group	10,338	342,188
PriceSmart	3,470	298,767
†Rite Aid	49,757	98,021
SpartanNash	5,888	157,092
†Sprouts Farmers Market	18,502	450,524
†SUPERVALU	5,083	109,793
Sysco	29,408	1,785,948
†U.S. Foods Holding	13,884	443,316
†United Natural Foods	6,297	310,253
Village Super Market Class A	618	14,171
Walgreens Boots Alliance	32,171	2,336,258
Wal-Mart Stores	80,284	7,928,045
Weis Markets	1,437	59,477

		23,753,313

Food Products–1.50%
Alico	234	6,903
Archer-Daniels-Midland	17,253	691,500
B&G Foods Class A	9,162	322,044

LVIP Dimensional U.S. Core Equity 1 Fund–12

LVIP Dimensional U.S. Core Equity 1 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Food Products (continued)
†Blue Buffalo Pet Products	17,782	$583,072
Bob Evans Farms	3,052	240,559
Bunge	6,370	427,300
Calavo Growers	1,666	140,610
†Cal-Maine Foods	5,325	236,696
Campbell Soup	13,392	644,289
Conagra Brands	17,420	656,211
†Darling Ingredients	17,849	323,602
Dean Foods	10,300	119,068
†Farmer Brothers	400	12,860
Flowers Foods	26,330	508,432
Fresh Del Monte Produce	6,313	300,941
General Mills	29,451	1,746,150
†Hain Celestial Group	9,937	421,229
Hershey	8,647	981,521
Hormel Foods	14,127	514,082
†Hostess Brands	8,393	124,300
Ingredion	8,589	1,200,742
J&J Snack Foods	1,777	269,802
JM Smucker	8,646	1,074,179
John B Sanfilippo & Son	748	47,311
Kellogg	12,773	868,309
Kraft Heinz	17,183	1,336,150
Lamb Weston Holdings	5,100	287,895
Lancaster Colony	3,385	437,376
†Landec	1,935	24,381
McCormick & Co.	7,654	780,019
Mondelez International	31,071	1,329,839
†Pilgrim’s Pride	10,200	316,812
Pinnacle Foods	6,596	392,264
†Post Holdings	10,059	796,975
Sanderson Farms	2,695	374,012
Seaboard	14	61,740
Snyders-Lance	9,740	487,779
†TreeHouse Foods	5,048	249,674
Tyson Foods Class A	17,589	1,425,940

		20,762,568

Gas Utilities–0.31%
Atmos Energy	5,568	478,236
Chesapeake Utilities	1,638	128,665
National Fuel Gas	8,672	476,180
New Jersey Resources	11,433	459,607
Northwest Natural Gas	3,933	234,603
ONE Gas	6,456	472,967
South Jersey Industries	7,029	219,516
Southwest Gas Holdings	4,816	387,592
Spire	5,436	408,515
UGI	11,119	522,037
WGL Holdings	6,029	517,529

		4,305,447

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Health Care Equipment & Supplies–1.88%
Abaxis	2,179	$107,904
Abbott Laboratories	37,839	2,159,472
†ABIOMED	2,200	412,302
†Align Technology	5,112	1,135,835
Analogic	1,712	143,380
†AngioDynamics	5,678	94,425
†Anika Therapeutics	1,937	104,424
Atrion	226	142,516
Baxter International	12,140	784,730
Becton Dickinson & Co.	6,283	1,344,906
†Boston Scientific	19,203	476,042
Cantel Medical	4,304	442,752
CONMED	2,672	136,192
Cooper	1,674	364,731
†CryoLife	600	11,490
Danaher	13,699	1,271,541
DENTSPLY SIRONA	11,008	724,657
†DexCom	1,908	109,500
†Edwards Lifesciences	9,179	1,034,565
†Exactech	917	45,346
†Globus Medical	8,601	353,501
†Haemonetics	5,852	339,884
†Halyard Health	7,052	325,661
†Heska	496	39,784
Hill-Rom Holdings	7,662	645,830
†Hologic	23,305	996,289
†ICU Medical	1,730	373,680
†IDEXX Laboratories	5,375	840,543
†Inogen	1,392	165,759
†Integer Holdings	3,432	155,470
†Integra LifeSciences Holdings	7,495	358,711
†Intuitive Surgical	2,823	1,030,225
Invacare	4,463	75,202
†Lantheus Holdings	4,262	87,158
†LivaNova	3,945	315,284
†Masimo	6,795	576,216
Medtronic	29,416	2,375,342
Meridian Bioscience	6,320	88,480
†Merit Medical Systems	5,462	235,958
†Natus Medical	2,545	97,219
†Neogen	3,194	262,579
†NuVasive	4,865	284,554
†Nuvectra	1,144	8,877
†OraSure Technologies	3,636	68,575
†Orthofix International	1,657	90,638
†Quidel	952	41,269
ResMed	7,991	676,758
†RTI Surgical	7,962	32,644
†SeaSpine Holdings	1,244	12,589
STERIS	4,895	428,166
Stryker	9,708	1,503,187
†Surmodics	1,196	33,488

LVIP Dimensional U.S. Core Equity 1 Fund–13

LVIP Dimensional U.S. Core Equity 1 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Health Care Equipment & Supplies (continued)
Teleflex	2,482	$617,571
†Varex Imaging	2,529	101,590
†Varian Medical Systems	5,277	586,539
West Pharmaceutical Services	3,226	318,309
Zimmer Biomet Holdings	4,101	494,868

		26,085,107

Health Care Providers & Services–2.77%
†Acadia Healthcare	9,522	310,703
Aceto	3,288	33,965
†Addus HomeCare	500	17,400
Aetna	8,545	1,541,433
†Almost Family	1,338	74,058
†Amedisys	2,782	146,639
AmerisourceBergen	5,593	513,549
†AMN Healthcare Services	7,388	363,859
Anthem	9,589	2,157,621
†BioTelemetry	1,479	44,222
†Brookdale Senior Living	19,249	186,715
†Capital Senior Living	3,628	48,942
Cardinal Health	16,212	993,309
†Centene	9,428	951,097
Chemed	2,440	592,969
Cigna	10,510	2,134,476
†Community Health Systems	21,088	89,835
†CorVel	4,063	214,933
†Cross Country Healthcare	2,295	29,284
†DaVita	20,308	1,467,253
†Diplomat Pharmacy	6,175	123,932
Ensign Group	7,140	158,508
†Envision Healthcare	6,591	227,785
†Express Scripts Holding	30,374	2,267,115
†Hanger	4,881	76,876
†HCA Healthcare	12,467	1,095,101
†HealthEquity	1,093	50,999
†HealthSouth	12,718	628,396
†Henry Schein	9,338	652,539
Humana	5,747	1,425,658
Kindred Healthcare	12,991	126,013
†Laboratory Corp. of America Holdings	7,556	1,205,258
†LHC Group	2,482	152,023
†LifePoint Health	7,221	359,606
†Magellan Health	4,141	399,814
McKesson	11,235	1,752,098
†MEDNAX	8,411	449,484
†Molina Healthcare	7,676	588,596
National HealthCare	513	31,262
Owens & Minor	8,370	158,026
Patterson	12,944	467,667
†Premier Class A	5,449	159,056
†Providence Service	1,930	114,526
Quest Diagnostics	17,031	1,677,383

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Health Care Providers & Services (continued)
†Quorum Health	5,272	$32,897
†Select Medical Holdings	20,300	358,295
†Surgery Partners	5,182	62,702
†Tenet Healthcare	15,569	236,026
†Tivity Health	6,476	236,698
†Triple-S Management Class B	3,127	77,706
U.S. Physical Therapy	1,600	115,520
UnitedHealth Group	42,109	9,283,350
Universal Health Services Class B	8,291	939,785
†WellCare Health Plans	3,827	769,648

		38,372,610

Health Care Technology–0.19%
†Allscripts Healthcare Solutions	20,550	299,003
†athenahealth	3,567	474,554
†Cerner	11,856	798,976
Computer Programs & Systems	971	29,179
†Cotiviti Holdings	3,087	99,432
†Evolent Health Class A	5,559	68,376
†HealthStream	2,606	60,355
†HMS Holdings	8,554	144,990
†Medidata Solutions	1,250	79,213
†Omnicell	4,404	213,594
†Quality Systems	5,557	75,464
†Veeva Systems Class A	4,571	252,685

		2,595,821

Hotels, Restaurants & Leisure–2.35%
Aramark	21,338	911,986
†Belmond Class A	12,445	152,451
†Biglari Holdings	1	414
BJ’s Restaurants	3,790	137,956
Bloomin’ Brands	11,903	254,010
†Bojangles’	982	11,588
Boyd Gaming	3,668	128,563
†Bravo Brio Restaurant Group	2,116	5,290
Brinker International	6,684	259,607
†Buffalo Wild Wings	3,038	474,991
Carnival	13,164	873,695
†Carrols Restaurant Group	5,537	67,275
Cheesecake Factory	6,977	336,152
†Chipotle Mexican Grill	539	155,787
Choice Hotels International	7,826	607,298
†Chuy’s Holdings	1,400	39,270
Cracker Barrel Old Country Store	3,884	617,129
Darden Restaurants	5,562	534,063
†Dave & Buster’s Entertainment	4,590	253,230
†Del Frisco’s Restaurant Group	2,666	40,657
†Denny’s	10,416	137,908
DineEquity	3,027	153,560
Domino’s Pizza	2,459	464,653
Dunkin’ Brands Group	8,637	556,827

LVIP Dimensional U.S. Core Equity 1 Fund–14

LVIP Dimensional U.S. Core Equity 1 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Hotels, Restaurants & Leisure (continued)
†Eldorado Resorts	2,711	$89,870
†Fiesta Restaurant Group	2,409	45,771
†Hilton Grand Vacations	5,903	247,631
Hilton Worldwide Holdings	9,065	723,931
†Hyatt Hotels Class A	2,033	149,507
ILG	12,750	363,120
International Game Technology	10,873	288,243
Jack in the Box	4,071	399,406
†La Quinta Holdings	15,085	278,469
Las Vegas Sands	22,692	1,576,867
Marcus	400	10,940
Marriott International Class A	9,978	1,354,314
Marriott Vacations Worldwide	3,991	539,623
McDonald’s	33,921	5,838,483
MGM Resorts International	16,524	551,736
†Norwegian Cruise Line Holdings	13,242	705,137
Papa John’s International	4,299	241,217
†Planet Fitness Class A	8,820	305,437
†Red Robin Gourmet Burgers	2,551	143,876
Red Rock Resorts Class A	8,254	278,490
Royal Caribbean Cruises	6,124	730,471
Ruth’s Hospitality Group	5,354	115,914
†Scientific Games Class A	6,202	318,163
Six Flags Entertainment	7,468	497,145
Sonic	4,619	126,930
Speedway Motorsports	5,420	102,275
Starbucks	86,509	4,968,212
Texas Roadhouse	9,489	499,881
Vail Resorts	2,220	471,683
Wendy’s	43,877	720,460
Wingstop	3,463	134,988
Wyndham Worldwide	8,697	1,007,721
Wynn Resorts	2,238	377,304
Yum Brands	13,884	1,133,073

		32,510,648

Household Durables–0.97%
†Beazer Homes USA	1,618	31,082
CalAtlantic Group	14,064	793,069
†Cavco Industries	858	130,931
†Century Communities	1,698	52,808
DR Horton	23,627	1,206,631
Ethan Allen Interiors	3,617	103,446
Flexsteel Industries	262	12,256
Garmin	10,598	631,323
†GoPro	11,800	89,326
†Green Brick Partners	1,200	13,560
Hamilton Beach Brands Holding Class A	200	5,138
Hamilton Beach Brands Holding Class B	200	5,138
†Helen of Troy	2,994	288,472

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Household Durables (continued)
Hooker Furniture	1,803	$76,537
†Installed Building Products	2,299	174,609
†iRobot	1,300	99,710
KB Home	11,824	377,777
La-Z-Boy	7,762	242,174
Leggett & Platt	7,668	365,994
Lennar Class A	9,426	596,100
Lennar Class B	265	13,695
Libbey	2,727	20,507
†M/I Homes	4,399	151,326
MDC Holdings	9,200	293,296
†Meritage Homes	6,285	321,792
†Mohawk Industries	3,627	1,000,689
Newell Brands	10,479	323,801
†NVR	399	1,399,780
†PICO Holdings	2,699	34,547
PulteGroup	27,725	921,856
†Taylor Morrison Home Class A	7,408	181,274
†Tempur Sealy International	7,403	464,094
Toll Brothers	10,401	499,456
†TopBuild	3,133	237,293
†TRI Pointe Group	24,489	438,843
Tupperware Brands	6,114	383,348
†Universal Electronics	1,276	60,291
Whirlpool	7,624	1,285,711
†William Lyon Homes Class A	2,599	75,579
†ZAGG	1,799	33,192

		13,436,451

Household Products–1.10%
†Central Garden & Pet Class A	5,487	206,915
Church & Dwight	15,548	780,043
Clorox	8,441	1,255,514
Colgate-Palmolive	35,327	2,665,422
Energizer Holdings	6,574	315,420
†HRG Group	27,905	472,990
Kimberly-Clark	15,473	1,866,972
Procter & Gamble	78,688	7,229,853
Spectrum Brands Holdings	2,955	332,142
WD-40	1,305	153,990

		15,279,261

Independent Power & Renewable Electricity Producers–0.24%
AES	39,067	423,096
Atlantica Yield	8,328	176,637
†Calpine	58,583	886,361
†Dynegy	13,812	163,672
NRG Energy	36,135	1,029,125
NRG Yield Class A	4,200	79,170
NRG Yield Class C	7,003	132,357
Ormat Technologies	4,099	262,172

LVIP Dimensional U.S. Core Equity 1 Fund–15

LVIP Dimensional U.S. Core Equity 1 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Independent Power & Renewable Electricity Producers (continued)
Pattern Energy Group	8,394	$180,387

		3,332,977

Industrial Conglomerates–1.32%
3M	34,245	8,060,246
Carlisle	4,973	565,181
General Electric	186,368	3,252,122
Honeywell International	36,684	5,625,858
Raven Industries	2,462	84,570
Roper Technologies	2,662	689,458

		18,277,435

Insurance–2.97%
Aflac	17,972	1,577,582
†Alleghany	771	459,585
Allstate	14,910	1,561,226
†Ambac Financial Group	5,809	92,828
American Equity Investment Life Holding	11,818	363,167
American Financial Group	5,298	575,045
American International Group	28,771	1,714,176
American National Insurance	2,284	292,923
AMERISAFE	3,206	197,490
AmTrust Financial Services	24,542	247,138
Aon	10,160	1,361,440
†Arch Capital Group	6,078	551,700
Argo Group International Holdings	3,961	244,196
Arthur J. Gallagher & Co.	13,473	852,571
Aspen Insurance Holdings	6,811	276,527
Assurant	5,375	542,015
Assured Guaranty	14,926	505,544
AXIS Capital Holdings	7,323	368,054
†Brighthouse Financial	2,702	158,445
Brown & Brown	12,887	663,165
Chubb	14,773	2,158,778
Cincinnati Financial	7,952	596,161
CNA Financial	2,638	139,946
†eHealth	183	3,179
Employers Holdings	4,584	203,530
†Enstar Group	1,331	267,198
Erie Indemnity Class A	2,601	316,906
Everest Re Group	1,823	403,357
FBL Financial Group Class A	1,130	78,705
Federated National Holding	2,034	33,703
First American Financial	14,738	825,918
FNF Group	10,970	430,463
†Genworth Financial	43,794	136,199
†Greenlight Capital Re Class A	4,459	89,626
Hanover Insurance Group	4,961	536,185
Hartford Financial Services Group	15,274	859,621
HCI Group	2,595	77,591
Horace Mann Educators	3,291	145,133

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Insurance (continued)
Infinity Property & Casualty	600	$63,600
James River Holdings L	1,600	64,016
Kemper	7,867	542,036
Loews	16,438	822,393
Maiden Holdings	12,125	80,025
†Markel	686	781,443
Marsh & McLennan	26,368	2,146,092
†MBIA	23,888	174,860
Mercury General	6,071	324,434
MetLife	21,288	1,076,321
National General Holdings	10,842	212,937
National Western Life Group Class A	200	66,204
Navigators Group	4,398	214,183
Old Republic International	27,874	595,946
Primerica	7,888	801,026
Principal Financial Group	25,824	1,822,141
ProAssurance	5,875	335,756
Progressive	23,061	1,298,796
Prudential Financial	12,772	1,468,525
Reinsurance Group of America	3,267	509,423
RenaissanceRe Holdings	3,891	488,671
RLI	4,751	288,196
Safety Insurance Group	2,774	223,030
Selective Insurance Group	9,030	530,061
State Auto Financial	2,700	78,624
Stewart Information Services	3,350	141,705
†Third Point Reinsurance	3,639	53,311
Torchmark	4,659	422,618
Travelers	17,664	2,395,945
United Fire Group	2,487	113,357
United Insurance Holdings	3,254	56,131
Universal Insurance Holdings	7,335	200,612
Unum Group	10,922	599,509
Validus Holdings	9,014	422,937
White Mountains Insurance Group	507	431,599
Willis Towers Watson	2,711	408,521
WR Berkley	5,857	419,654
XL Group	13,094	460,385

		41,042,039

Internet & Direct Marketing Retail–2.12%
†1-800-Flowers.com Class A	5,253	56,207
†Amazon.com	18,776	21,957,969
Expedia	3,181	380,988
†FTD	4,356	31,320
†Groupon	22,775	116,153
HSN	6,625	267,319
†Liberty Expedia Holdings Class A	2,228	98,767
†Liberty Interactive Corp. QVC Group Class A	11,659	284,713
†Liberty TripAdvisor Holdings Class A	10,113	95,315
†Liberty Ventures Class A	6,606	358,309

LVIP Dimensional U.S. Core Equity 1 Fund–16

LVIP Dimensional U.S. Core Equity 1 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Internet & Direct Marketing Retail (continued)
†Netflix	6,481	$1,244,093
Nutrisystem	3,791	199,407
†Priceline Group	2,055	3,571,056
†Shutterfly	4,144	206,164
†TripAdvisor	8,010	276,025
†Wayfair Class A	1,793	143,924

		29,287,729

Internet Software & Services–2.61%
†Actua	5,753	89,747
†Akamai Technologies	9,655	627,961
†Alphabet Class A	7,607	8,013,214
†Alphabet Class C	7,920	8,287,488
†ANGI Homeservices Class A	2,100	21,966
†Bazaarvoice	527	2,872
†Blucora	5,281	116,710
†Carbonite	4,619	115,937
†Cars.com	8,684	250,447
†Cimpress	4,105	492,107
†comScore	2,587	73,729
†CoStar Group	768	228,058
†DHI Group	5,517	10,482
†eBay	42,250	1,594,515
†Envestnet	1,992	99,301
†Facebook Class A	66,556	11,744,472
†GoDaddy Class A	367	18,453
†GrubHub	5,087	365,247
†GTT Communications	5,749	269,916
†InterActiveCorp	3,063	374,544
†Internap	1,580	24,822
j2 Global	6,291	472,014
†Limelight Networks	5,104	22,509
†Liquidity Services	356	1,727
LogMeIn	3,889	445,291
†Match Group	7,041	220,454
NIC	6,405	106,323
†Shutterstock	1,235	53,142
†Stamps.com	1,566	294,408
†Twitter	7,054	169,367
†VeriSign	6,660	762,170
†Web.com Group	9,420	205,356
†XO Group	1,837	33,911
†Yelp	2,468	103,557
†Zillow Group	4,254	173,308
†Zillow Group Class C	5,985	244,906

		36,130,431

IT Services–4.38%
Accenture Class A	37,147	5,686,834
†Acxiom	9,820	270,639
Alliance Data Systems	4,827	1,223,548
Amdocs	10,852	710,589

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
IT Services (continued)
Automatic Data Processing	23,070	$2,703,573
†Black Knight	6,375	281,456
†Blackhawk Network Holdings Class A	5,669	202,100
Booz Allen Hamilton Holding	17,715	675,473
Broadridge Financial Solutions	9,459	856,796
†CACI International Class A	3,716	491,813
†Cardtronics Class A	8,238	152,568
Cass Information Systems	645	37,545
Cognizant Technology Solutions Class A	14,788	1,050,244
†Conduent	18,114	292,722
Convergys	8,676	203,886
†CoreLogic	11,629	537,376
CSG Systems International	5,410	237,066
CSRA	12,709	380,253
DST Systems	10,530	653,597
DXC Technology	22,391	2,124,906
†EPAM Systems	4,126	443,256
†Euronet Worldwide	5,965	502,671
†ExlService Holdings	3,213	193,905
Fidelity National Information Services	10,239	963,387
†First Data	1,118	18,682
†Fiserv	12,699	1,665,220
†FleetCor Technologies	4,616	888,257
†Gartner	4,792	590,135
Genpact	15,431	489,780
Global Payments	6,238	625,297
Hackett Group	2,613	41,050
International Business Machines	53,161	8,155,961
Jack Henry & Associates	5,618	657,081
Leidos Holdings	7,833	505,777
†Luxoft Holding	847	47,178
ManTech International Class A	3,157	158,450
Mastercard Class A	57,083	8,640,083
MAXIMUS	8,374	599,411
†MoneyGram International	6,116	80,609
Paychex	19,815	1,349,005
†PayPal Holdings	19,280	1,419,394
†Perficient	3,999	76,261
Sabre	10,487	214,983
Science Applications International	6,361	487,062
†Sykes Enterprises	6,187	194,581
†Syntel	9,000	206,910
TeleTech Holdings	3,912	157,458
†Teradata	13,485	518,633
Total System Services	12,198	964,740
Travelport Worldwide	9,208	120,349
†Unisys	5,740	46,781
†Vantiv Class A	12,254	901,282
†Virtusa	1,578	69,558
Visa Class A	74,156	8,455,267
Western Union	43,533	827,562

LVIP Dimensional U.S. Core Equity 1 Fund–17

LVIP Dimensional U.S. Core Equity 1 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
IT Services (continued)
†WEX	4,036	$570,004

		60,619,004

Leisure Products–0.25%
†American Outdoor Brands	8,067	103,580
Brunswick	11,643	642,926
Callaway Golf	9,101	126,777
Hasbro	9,226	838,551
†Malibu Boats Class A	3,566	106,017
Mattel	22,859	351,571
†Nautilus	4,229	56,457
Polaris Industries	8,880	1,101,031
Sturm Ruger & Co.	1,692	94,498
†Vista Outdoor	7,301	106,376

		3,527,784

Life Sciences Tools & Services–0.73%
Agilent Technologies	7,921	530,469
†Bio-Rad Laboratories Class A	1,608	383,781
Bio-Techne	3,697	478,946
Bruker	15,441	529,935
†Cambrex	5,069	243,312
†Charles River Laboratories International	7,518	822,845
†Enzo Biochem	4,600	37,490
†Illumina	3,335	728,664
†INC Research Holdings Class A	7,453	324,951
†IQVIA Holdings	3,805	372,509
Luminex	4,176	82,267
†Mettler-Toledo International	2,275	1,409,408
PerkinElmer	5,921	432,944
†PRA Health Sciences	4,979	453,438
Thermo Fisher Scientific	12,504	2,374,260
†Waters	4,541	877,276

		10,082,495

Machinery–2.94%
Actuant Class A	3,465	87,665
AGCO	11,162	797,302
Alamo Group	1,868	210,841
Albany International	4,803	295,144
Allison Transmission Holdings	19,350	833,405
Altra Industrial Motion	3,166	159,566
Astec Industries	3,444	201,474
Barnes Group	7,276	460,352
Briggs & Stratton	6,831	173,302
Caterpillar	25,731	4,054,691
†Chart Industries	3,942	184,722
CIRCOR International	2,161	105,197
†Colfax	13,541	536,494
Columbus McKinnon	3,989	159,480
Crane	5,256	468,940
Cummins	6,741	1,190,730

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Machinery (continued)
Deere & Co.	15,561	$2,435,452
Donaldson	14,837	726,271
Douglas Dynamics	3,817	144,283
Dover	13,519	1,365,284
EnPro Industries	3,111	290,910
ESCO Technologies	2,378	143,275
Federal Signal	9,771	196,299
Flowserve	7,916	333,501
Fortive	8,836	639,285
Franklin Electric	6,304	289,354
Global Brass & Copper Holdings	1,864	61,698
Gorman-Rupp	700	21,847
Graco	15,750	712,215
†Harsco	14,587	272,048
Hillenbrand	9,705	433,813
Hyster-Yale Materials Handling	2,265	192,887
IDEX	5,045	665,789
Illinois Tool Works	17,309	2,888,007
Ingersoll-Rand	10,399	927,487
ITT	10,472	558,891
John Bean Technologies	3,731	413,395
Kadant	1,257	126,203
Kennametal	9,700	469,577
†LB Foster Class A	1,339	36,354
Lincoln Electric Holdings	6,053	554,334
Lindsay	567	50,009
†Lydall	878	44,559
†Manitowoc	5,279	207,676
†Meritor	14,282	335,056
†Middleby	3,797	512,405
†Milacron Holdings	5,200	99,528
Mueller Industries	7,847	278,019
Mueller Water Products Class A	19,692	246,741
†Navistar International	9,723	416,922
NN	2,981	82,276
Nordson	4,662	682,517
Oshkosh	9,083	825,554
PACCAR	15,873	1,128,253
Parker-Hannifin	5,740	1,145,589
Park-Ohio Holdings	801	36,806
Pentair	9,608	678,517
†Proto Labs	1,861	191,683
†RBC Bearings	2,276	287,686
†Rexnord	17,542	456,443
Snap-on	4,695	818,339
†SPX	4,663	146,372
†SPX FLOW	4,663	221,726
Standex International	1,405	143,099
Stanley Black & Decker	4,244	720,164
Sun Hydraulics	2,590	167,547
Tennant	2,035	147,843
Terex	12,427	599,230

LVIP Dimensional U.S. Core Equity 1 Fund–18

LVIP Dimensional U.S. Core Equity 1 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Machinery (continued)
Timken	8,361	$410,943
Titan International	4,215	54,289
Toro	10,402	678,522
†TriMas	5,477	146,510
Trinity Industries	19,301	723,015
Wabash National	13,252	287,568
†WABCO Holdings	4,566	655,221
Wabtec	4,860	395,750
Watts Water Technologies Class A	2,752	209,014
†Welbilt	20,316	477,629
Woodward	6,253	478,605
Xylem	10,270	700,414

		40,705,803

Marine–0.05%
†Kirby	7,077	472,744
Matson	7,118	212,401

		685,145

Media–2.97%
AMC Entertainment Holdings	5,436	82,084
†AMC Networks Class A	4,165	225,243
Cable One	675	474,761
CBS Class B	19,875	1,172,625
†Charter Communications Class A	8,548	2,871,786
Cinemark Holdings	15,721	547,405
Clear Channel Outdoor Holdings Class A	2,039	9,379
Comcast Class A	255,331	10,226,007
†Discovery Communications Class A	16,083	359,938
†Discovery Communications Class C	18,277	386,924
†DISH Network Class A	12,793	610,866
Entercom Communications Class A	14,267	154,084
Entravision Communications Class A	11,605	82,976
†EW Scripps Class A	6,953	108,675
Gannett	12,945	150,033
†Gray Television	12,929	216,561
†IMAX	3,543	82,020
Interpublic Group	29,757	599,901
John Wiley & Sons Class A	8,331	547,763
†Liberty Broadband Class A	1,624	138,121
†Liberty Broadband Class C	4,561	388,415
†Liberty Media Group Class A	1,485	48,589
†Liberty Media Group Class C	3,069	104,837
†Liberty Media-Liberty Braves Class A	594	13,098
†Liberty Media-Liberty Braves Class C	1,227	27,264
†Liberty SiriusXM Group Class A	5,940	235,580
†Liberty SiriusXM Group Class C	12,277	486,906
†Lions Gate Entertainment Class A	5,974	201,981
†Lions Gate Entertainment Class B	8,552	271,440
†Live Nation Entertainment	17,689	753,021
†Madison Square Garden Class A	1,945	410,103

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Media (continued)
Meredith	5,810	$383,751
†MSG Networks	7,386	149,567
National CineMedia	6,797	46,627
New Media Investment Group	3,136	52,622
New York Times Class A	15,478	286,343
News Class A	20,540	332,953
News Class B	8,371	138,959
Nexstar Media Group Class A	5,697	445,505
Omnicom Group	14,332	1,043,800
†Reading International Class A	489	8,166
Regal Entertainment Group Class A	20,086	462,179
Scholastic	4,716	189,159
Scripps Networks Interactive Class A	7,846	669,891
Sinclair Broadcast Group Class A	9,958	376,910
Sirius XM Holdings	68,041	364,700
TEGNA	26,053	366,826
Time	16,596	306,196
Time Warner	32,926	3,011,741
Tribune Media Class A	5,496	233,415
Twenty-First Century Fox Class A	52,996	1,829,952
Twenty-First Century Fox Class B	17,580	599,830
Viacom Class A	300	10,470
Viacom Class B	26,734	823,675
Walt Disney	64,400	6,923,644

		41,045,267

Metals & Mining–0.76%
†AK Steel Holding	26,497	149,973
†Alcoa	10,045	541,124
†Allegheny Technologies	11,771	284,152
Carpenter Technology	7,558	385,382
†Century Aluminum	9,082	178,370
†Cleveland-Cliffs	18,689	134,748
†Coeur Mining	21,436	160,770
Commercial Metals	17,961	382,928
Compass Minerals International	6,373	460,449
Ferroglobe	12,975	210,195
†Freeport-McMoRan	101,984	1,933,617
Haynes International	1,268	40,639
Hecla Mining	48,398	192,140
Kaiser Aluminum	1,961	209,533
Materion	3,100	150,660
Newmont Mining	13,741	515,562
Nucor	21,109	1,342,110
Reliance Steel & Aluminum	8,181	701,848
Royal Gold	5,496	451,332
†Ryerson Holding	607	6,313
Schnitzer Steel Industries Class A	2,756	92,326
Southern Copper	3,216	152,599
Steel Dynamics	21,496	927,122
†SunCoke Energy	6,103	73,175
†TimkenSteel	6,778	102,958

LVIP Dimensional U.S. Core Equity 1 Fund–19

LVIP Dimensional U.S. Core Equity 1 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Metals & Mining (continued)
United States Steel	14,338	$504,554
Worthington Industries	6,401	282,028

		10,566,607

Multiline Retail–0.65%
Big Lots	8,831	495,861
Dillard’s Class A	4,526	271,786
Dollar General	15,063	1,401,010
†Dollar Tree	12,823	1,376,036
Fred’s Class A	5,241	21,226
†JC Penney	41,484	131,089
Kohl’s	28,811	1,562,421
Macy’s	37,620	947,648
Nordstrom	14,481	686,110
†Ollie’s Bargain Outlet Holdings	3,936	209,592
Target	30,038	1,959,979

		9,062,758

Multi-Utilities–0.82%
Ameren	14,689	866,504
Avista	8,017	412,795
Black Hills	4,628	278,189
CenterPoint Energy	22,804	646,721
CMS Energy	16,911	799,890
Consolidated Edison	10,269	872,352
Dominion Energy	23,695	1,920,717
DTE Energy	6,090	666,611
MDU Resources Group	18,965	509,779
NiSource	16,856	432,694
NorthWestern	5,837	348,469
Public Service Enterprise Group	16,849	867,723
SCANA	7,858	312,591
Sempra Energy	7,988	854,077
Unitil	1,492	68,065
Vectren	10,681	694,479
WEC Energy Group	11,137	739,831

		11,291,487

Oil, Gas & Consumable Fuels–3.74%
Anadarko Petroleum	11,224	602,055
Andeavor	23,184	2,650,859
†Antero Resources	25,679	487,901
Apache	6,314	266,577
Arch Coal Class A	2,884	268,673
Cabot Oil & Gas	11,202	320,377
†Callon Petroleum	21,912	266,231
†Carrizo Oil & Gas	10,989	233,846
†Centennial Resource Development Class A	17,272	341,986
†Cheniere Energy	13,897	748,214
Cheniere Energy Partners Holdings	2,495	69,087
Chevron	60,229	7,540,068
Cimarex Energy	2,056	250,853

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Oil, Gas & Consumable Fuels (continued)
†CNX Resources	25,588	$374,352
†Concho Resources	6,004	901,921
ConocoPhillips	25,004	1,372,470
†CONSOL Energy	3,198	126,353
†Continental Resources	10,703	566,938
CVR Energy	6,305	234,798
Delek US Holdings	14,079	491,920
†Denbury Resources	3,667	8,104
Devon Energy	5,918	245,005
DHT Holdings	14,019	50,328
†Diamondback Energy	2,433	307,166
†Dorian LPG	650	5,343
†Energen	10,047	578,406
EnLink Midstream	13,242	233,059
EOG Resources	10,607	1,144,601
†EP Energy Class A	16,914	39,917
EQT	13,543	770,868
Exxon Mobil	130,793	10,939,526
GasLog	9,204	204,789
Green Plains	4,898	82,531
†Gulfport Energy	21,110	269,364
†Halcon Resources	8,065	61,052
Hess	11,154	529,480
HollyFrontier	16,197	829,610
Kinder Morgan	60,700	1,096,849
†Kosmos Energy	37,603	257,581
†Laredo Petroleum	19,201	203,723
Marathon Oil	33,764	571,624
Marathon Petroleum	30,600	2,018,988
†Matador Resources	10,004	311,424
Murphy Oil	18,269	567,252
NACCO Industries Class A	200	7,530
†Newfield Exploration	14,996	472,824
Noble Energy	20,258	590,318
†Oasis Petroleum	23,759	199,813
Occidental Petroleum	17,199	1,266,878
ONEOK	10,643	568,868
Panhandle Oil & Gas Class A	1,806	37,113
†Par Pacific Holdings	3,481	67,114
†Parsley Energy Class A	7,407	218,062
PBF Energy Class A	14,133	501,015
†PDC Energy	7,821	403,094
†Peabody Energy	6,938	273,149
Phillips 66	9,638	974,884
Pioneer Natural Resources	3,578	618,457
†QEP Resources	24,720	236,570
Range Resources	11,488	195,985
†Renewable Energy Group	5,557	65,573
†REX American Resources	1,042	86,267
†RSP Permian	13,165	535,552
Scorpio Tankers	27,600	84,180
SemGroup Class A	8,022	242,264

LVIP Dimensional U.S. Core Equity 1 Fund–20

LVIP Dimensional U.S. Core Equity 1 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Oil, Gas & Consumable Fuels (continued)
SM Energy	11,793	$260,389
†SRC Energy	22,788	194,382
Targa Resources	9,743	471,756
Teekay	13,659	127,302
†Ultra Petroleum	9,976	90,383
Valero Energy	19,970	1,835,443
†Whiting Petroleum	14,346	379,882
Williams	20,050	611,325
World Fuel Services	7,994	224,951
†WPX Energy	32,521	457,570

		51,740,962

Paper & Forest Products–0.18%
Boise Cascade	5,938	236,926
†Clearwater Paper	2,473	112,274
Deltic Timber	456	41,747
Domtar	10,267	508,422
KapStone Paper & Packaging	17,293	392,378
†Louisiana-Pacific	15,346	402,986
Mercer International	10,372	148,320
Neenah	2,359	213,843
PH Glatfelter	4,944	105,999
†Resolute Forest Products	7,351	81,229
Schweitzer-Mauduit International	4,384	198,858

		2,442,982

Personal Products–0.32%
†Avon Products	40,949	88,040
Coty Class A	33,297	662,277
†Edgewell Personal Care	5,853	347,610
Estee Lauder Class A	12,377	1,574,849
†Herbalife	8,001	541,828
Inter Parfums	3,508	152,423
Medifast	1,745	121,818
Natural Health Trends	1,722	26,157
Nu Skin Enterprises Class A	9,513	649,072
†Revlon Class A	4,768	103,942
†USANA Health Sciences	1,848	136,844

		4,404,860

Pharmaceuticals–3.02%
†Akorn	9,574	308,570
Allergan	10,435	1,706,957
†Amphastar Pharmaceuticals	2,340	45,022
Bristol-Myers Squibb	33,192	2,034,006
†Catalent	17,323	711,629
†Corcept Therapeutics	8,642	156,074
†Depomed	3,876	31,202
Eli Lilly & Co.	38,525	3,253,821
†Endo International	19,354	149,993
†Horizon Pharma	15,728	229,629
†Impax Laboratories	7,524	125,275
†Innoviva	911	12,927

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Pharmaceuticals (continued)
†Jazz Pharmaceuticals	2,576	$346,858
Johnson & Johnson	107,896	15,075,229
†Lannett	7,113	165,022
†Mallinckrodt	8,454	190,722
Merck & Co.	87,602	4,929,365
†Mylan	9,794	414,384
Pfizer	245,931	8,907,621
Phibro Animal Health Class A	1,442	48,307
†Prestige Brands Holdings	6,536	290,264
†Sucampo Pharmaceuticals Class A	3,401	61,048
†Supernus Pharmaceuticals	3,800	151,430
†Taro Pharmaceutical Industries	3,413	357,375
Zoetis	29,532	2,127,485

		41,830,215

Professional Services–0.61%
Barrett Business Services	300	19,347
†CBIZ	6,360	98,262
Dun & Bradstreet	4,540	537,581
Equifax	7,987	941,827
Exponent	2,558	181,874
Forrester Research	2,034	89,903
†Franklin Covey	993	20,605
†FTI Consulting	6,870	295,135
†GP Strategies	1,772	41,110
Heidrick & Struggles International	2,100	51,555
†Huron Consulting Group	2,990	120,945
†ICF International	3,173	166,583
Insperity	6,610	379,083
Kelly Services Class A	3,655	99,672
Kforce	4,767	120,367
Korn/Ferry International	6,340	262,349
ManpowerGroup	9,027	1,138,395
†Mistras Group	3,448	80,925
†Navigant Consulting	4,750	92,197
Nielsen Holdings	18,787	683,847
†On Assignment	6,674	428,938
Resources Connection	4,071	62,897
Robert Half International	9,812	544,958
RPX	7,879	105,894
†TransUnion	1,042	57,268
†TriNet Group	8,091	358,755
†TrueBlue	5,561	152,927
†Verisk Analytics Class A	13,318	1,278,528

		8,411,727

Real Estate Management & Development–0.26%
†Altisource Portfolio Solutions	2,089	58,492
†CBRE Group Class A	23,540	1,019,517
†Forestar Group	476	10,472
HFF Class A	5,680	276,275
†Howard Hughes	4,225	554,616

LVIP Dimensional U.S. Core Equity 1 Fund–21

LVIP Dimensional U.S. Core Equity 1 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Real Estate Management & Development (continued)
Jones Lang LaSalle	4,388	$653,505
Kennedy-Wilson Holdings	16,113	279,561
†Marcus & Millichap	3,589	117,037
RE/MAX Holdings	1,148	55,678
Realogy Holdings	18,390	487,335
†St. Joe	6,456	116,531

		3,629,019

Road & Rail–1.42%
AMERCO	1,614	609,947
ArcBest	3,735	133,526
†Avis Budget Group	12,271	538,451
Celadon Group	4,136	26,470
†Covenant Transportation Group Class A	3,400	97,682
CSX	47,982	2,639,490
†Genesee & Wyoming	5,867	461,909
Heartland Express	13,599	317,401
†Hertz Global Holdings	1,947	43,029
JB Hunt Transport Services	9,176	1,055,056
Kansas City Southern	10,638	1,119,330
Knight-Swift Transportation Holdings Class A	26,318	1,150,623
Landstar System	5,452	567,553
Marten Transport	7,936	161,101
Norfolk Southern	13,859	2,008,169
Old Dominion Freight Line	9,409	1,237,754
†Roadrunner Transportation Systems	5,207	40,146
Ryder System	10,618	893,717
†Saia	3,643	257,742
Union Pacific	42,542	5,704,882
†USA Truck	1,448	26,252
Werner Enterprises	12,297	475,279
†YRC Worldwide	1,455	20,923

		19,586,432

Semiconductors & Semiconductor Equipment–4.07%
†Advanced Energy Industries	5,778	389,899
†Advanced Micro Devices	18,799	193,254
†Alpha & Omega Semiconductor	1,200	19,632
†Amkor Technology	37,829	380,181
Analog Devices	8,167	727,108
Applied Materials	33,111	1,692,634
†Axcelis Technologies	1,050	30,135
Broadcom	8,166	2,097,845
Brooks Automation	9,566	228,149
Cabot Microelectronics	2,668	251,005
†Cavium	2,665	223,407
†CEVA	2,353	108,591
†Cirrus Logic	8,845	458,702
Cohu	2,980	65,411
†Cree	10,967	407,314

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Semiconductors & Semiconductor Equipment (continued)
Cypress Semiconductor	32,772	$499,445
†Diodes	7,611	218,207
†DSP Group	4,368	54,600
Entegris	15,222	463,510
†First Solar	9,258	625,100
†FormFactor	7,433	116,326
†Integrated Device Technology	11,976	356,046
Intel	277,479	12,808,431
†IXYS	4,008	95,992
KLA-Tencor	12,919	1,357,399
†Kulicke & Soffa Industries	12,689	308,787
Lam Research	8,046	1,481,027
†Lattice Semiconductor	17,582	101,624
†MACOM Technology Solutions Holdings	2,830	92,088
Marvell Technology Group	22,436	481,701
Maxim Integrated Products	11,953	624,903
†MaxLinear Class A	5,379	142,113
Microchip Technology	8,427	740,565
†Micron Technology	71,704	2,948,468
†Microsemi	13,512	697,895
MKS Instruments	6,800	642,600
Monolithic Power Systems	1,222	137,304
†Nanometrics	2,667	66,462
†NeoPhotonics	2,126	13,989
NVE	50	4,300
NVIDIA	46,520	9,001,620
†ON Semiconductor	41,688	872,947
†PDF Solutions	3,040	47,728
†Photronics	5,636	48,047
Power Integrations	2,120	155,926
†Qorvo	5,653	376,490
QUALCOMM	55,727	3,567,643
†Rambus	9,571	136,100
†Rudolph Technologies	4,102	98,038
†Semtech	6,166	210,877
†Sigma Designs	1,968	13,678
†Silicon Laboratories	1,698	149,933
Skyworks Solutions	10,149	963,648
†SunPower	12,428	104,768
†Synaptics	4,025	160,759
Teradyne	15,372	643,626
Texas Instruments	55,321	5,777,725
†Ultra Clean Holdings	2,793	64,490
†Veeco Instruments	6,193	91,966
Versum Materials	8,954	338,909
†Xcerra	5,880	57,565
Xilinx	14,519	978,871
Xperi	7,199	175,656

		56,389,159

LVIP Dimensional U.S. Core Equity 1 Fund–22

LVIP Dimensional U.S. Core Equity 1 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Software–3.90%
†ACI Worldwide	14,185	$321,574
Activision Blizzard	15,960	1,010,587
†Adobe Systems	9,671	1,694,746
†ANSYS	4,453	657,218
†Aspen Technology	10,168	673,122
†Autodesk	2,283	239,327
†Barracuda Networks	2,732	75,130
Blackbaud	4,439	419,441
†BroadSoft	500	27,450
CA	35,511	1,181,806
†Cadence Design Systems	19,616	820,341
CDK Global	6,967	496,608
†Citrix Systems	8,053	708,664
†Dell Technologies Class V	12,928	1,050,788
†Electronic Arts	13,033	1,369,247
†Ellie Mae	801	71,609
Fair Isaac	3,439	526,855
†FireEye	6,823	96,887
†Fortinet	3,418	149,332
†Globant	250	11,615
†Guidewire Software	3,953	293,550
Intuit	14,939	2,357,075
†Manhattan Associates	8,875	439,667
Microsoft	319,000	27,287,260
†MicroStrategy	1,106	145,218
Monotype Imaging Holdings	3,104	74,806
†Nuance Communications	30,262	494,784
Oracle	78,755	3,723,536
†Paycom Software	4,540	364,698
Pegasystems	5,646	266,209
Progress Software	4,679	199,185
†Proofpoint	637	56,572
†PTC	2,065	125,490
QAD Class A	1,105	42,929
†Qualys	453	26,886
†RealPage	4,008	177,554
†Red Hat	9,877	1,186,228
†salesforce.com	7,597	776,641
†Seachange International	2,000	7,860
†ServiceNow	2,218	289,205
†Silver Spring Networks	2,590	42,062
†Splunk	2,645	219,112
SS&C Technologies Holdings	13,162	532,798
Symantec	8,527	239,268
†Synchronoss Technologies	4,423	39,542
†Synopsys	4,517	385,029
†Tableau Software Class A	2,254	155,977
†Take-Two Interactive Software	6,889	756,274
†Telenav	2,300	12,650
TiVo	16,231	253,204
†Tyler Technologies	1,278	226,270
†Ultimate Software Group	685	149,488

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Software (continued)
†VASCO Data Security International	584	$8,118
†Verint Systems	5,416	226,660
†VMware Class A	1,975	247,507
†Workday Class A	1,507	153,322
†Zedge Class B	1,132	3,112
†Zynga Class A	82,444	329,776

		53,917,869

Specialty Retail–3.37%
Aaron’s	13,763	548,456
Abercrombie & Fitch	4,585	79,917
Advance Auto Parts	4,940	492,469
American Eagle Outfitters	28,359	533,149
†America’s Car-Mart	962	42,953
†Asbury Automotive Group	5,290	338,560
†Ascena Retail Group	28,043	65,901
†At Home Group	3,539	107,550
†AutoNation	13,117	673,296
†AutoZone	1,214	863,603
Barnes & Noble	9,682	64,869
†Barnes & Noble Education	6,119	50,421
Bed Bath & Beyond	20,862	458,755
Best Buy	39,568	2,709,221
Big 5 Sporting Goods	900	6,840
†Build-A-Bear Workshop	2,901	26,689
†Burlington Stores	4,740	583,162
Caleres	7,320	245,074
†CarMax	11,906	763,532
Cato Class A	4,303	68,504
Chico’s FAS	18,957	167,201
Children’s Place	3,021	439,102
Citi Trends	2,149	56,863
Dick’s Sporting Goods	11,492	330,280
DSW Class A	11,901	254,800
†Express	12,788	129,798
Finish Line Class A	5,944	86,366
†Five Below	5,269	349,440
Foot Locker	14,273	669,118
†Francesca’s Holdings	6,695	48,940
GameStop Class A	18,683	335,360
Gap	31,510	1,073,231
†Genesco	3,102	100,815
Group 1 Automotive	3,419	242,646
Guess	11,019	186,001
Haverty Furniture	2,655	60,136
†Hibbett Sports	4,645	94,758
Home Depot	70,101	13,286,243
†Kirkland’s	2,488	29,769
L Brands	11,417	687,532
Lithia Motors Class A	3,884	441,184
Lowe’s	49,478	4,598,485
†MarineMax	2,439	46,097

LVIP Dimensional U.S. Core Equity 1 Fund–23

LVIP Dimensional U.S. Core Equity 1 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Specialty Retail (continued)
†Michaels	14,861	$359,488
Monro	3,844	218,916
†Murphy USA	6,800	546,448
Office Depot	59,243	209,720
†O’Reilly Automotive	5,347	1,286,167
†Party City Holdco	1,834	25,584
Penske Automotive Group	13,958	667,890
Rent-A-Center	8,035	89,189
†RH	5,147	443,723
Ross Stores	23,514	1,886,999
†Sally Beauty Holdings	19,812	371,673
Shoe Carnival	1,575	42,131
Signet Jewelers	8,178	462,466
†Sleep Number	8,853	332,784
Sonic Automotive Class A	5,355	98,800
†Sportsman’s Warehouse Holdings	165	1,091
Stage Stores	4,087	6,866
Stein Mart	6,897	8,001
Tiffany & Co.	8,129	845,010
Tile Shop Holdings	2,643	25,373
TJX	36,832	2,816,175
Tractor Supply	10,859	811,710
†Ulta Beauty	4,365	976,276
†Urban Outfitters	22,925	803,751
†Vitamin Shoppe	3,839	16,892
Williams-Sonoma	13,719	709,272
Winmark	151	19,539
†Zumiez	4,241	88,319

		46,607,339

Technology Hardware, Storage & Peripherals–4.11%
Apple	291,756	49,373,868
†Avid Technology	6,614	35,649
†Cray	6,871	166,278
Diebold Nixdorf	5,855	95,729
†Electronics For Imaging	5,336	157,572
Hewlett Packard Enterprise	45,678	655,936
HP	71,917	1,510,976
†NCR	16,424	558,252
NetApp	23,621	1,306,714
Seagate Technology	26,122	1,092,944
†Stratasys	4,881	97,425
†Super Micro Computer	6,166	129,024
Western Digital	13,187	1,048,762
Xerox	23,774	693,012

		56,922,141

Textiles, Apparel & Luxury Goods–0.95%
Carter’s	6,021	707,407
Columbia Sportswear	6,536	469,808
†Crocs	5,293	66,904
Culp	695	23,283

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Textiles, Apparel & Luxury Goods (continued)
†Deckers Outdoor	5,238	$420,349
†Fossil Group	8,573	66,612
†G-III Apparel Group	5,901	217,688
Hanesbrands	28,474	595,391
†Lululemon Athletica	9,083	713,833
†Michael Kors Holdings	15,972	1,005,437
Movado Group	2,255	72,611
NIKE Class B	64,610	4,041,355
Oxford Industries	2,792	209,930
†Perry Ellis International	2,325	58,218
PVH	3,820	524,142
Ralph Lauren	3,815	395,577
†Skechers U.S.A. Class A	13,059	494,153
†Steven Madden	7,834	365,848
Tapestry	19,971	883,317
†Under Armour Class A	8,228	118,730
†Under Armour Class C	8,286	110,370
†Unifi	3,174	113,851
†Vera Bradley	810	9,866
VF	12,928	956,672
Wolverine World Wide	16,475	525,223

		13,166,575

Thrift & Mortgage Finance–0.43%
Beneficial Bancorp	11,715	192,712
†BofI Holding	7,624	227,958
Capitol Federal Financial	21,314	285,821
Clifton Bancorp	3,028	51,779
Dime Community Bancshares	6,872	143,968
†Essent Group	9,692	420,827
First Defiance Financial	802	41,680

†Flagstar Bancorp	7,368	275,711

†HomeStreet	2,845	82,363
Kearny Financial	7,885	113,938

†LendingTree	428	145,713
Meridian Bancorp	8,312	171,227
Meta Financial Group	741	68,654

†MGIC Investment	35,831	505,575

†Nationstar Mortgage Holdings	2,734	50,579
New York Community Bancorp	35,357	460,348

†NMI Holdings Class A	6,858	116,586
Northfield Bancorp	6,724	114,846
Northwest Bancshares	14,286	239,005
OceanFirst Financial	4,341	113,951
Oritani Financial	6,244	102,402

†PennyMac Financial Services Class A	1,643	36,721

†PHH	8,109	83,523
Provident Financial Services	9,985	269,295
Radian Group	23,244	479,059
TFS Financial	9,915	148,130
TrustCo Bank	12,472	114,742
United Community Financial	2,888	26,367

LVIP Dimensional U.S. Core Equity 1 Fund–24

LVIP Dimensional U.S. Core Equity 1 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Thrift & Mortgage Finance (continued)
United Financial Bancorp	4,707	$83,031
†Walker & Dunlop	4,483	212,943
Washington Federal	9,358	320,511
Waterstone Financial	3,925	66,921
WSFS Financial	3,684	176,279

		5,943,165

Tobacco–1.06%
Altria Group	112,753	8,051,692
Philip Morris International	58,687	6,200,282
Universal	2,033	106,733
Vector Group	15,697	351,299

		14,710,006

Trading Companies & Distributors–0.65%
Air Lease	16,007	769,777
Applied Industrial Technologies	5,007	340,977
†Beacon Roofing Supply	6,388	407,299
†BMC Stock Holdings	4,881	123,489
†CAI International	2,879	81,533
†DXP Enterprises	1,631	48,229
Fastenal	18,484	1,010,890
†GMS	3,890	146,420
H&E Equipment Services	2,771	112,641
†HD Supply Holdings	11,623	465,269
†Herc Holdings	1,633	102,242
Kaman	3,636	213,942
†MRC Global	11,216	189,775
MSC Industrial Direct	6,411	619,687
†NOW	8,471	93,435
†Rush Enterprises Class A	4,686	238,096
†SiteOne Landscape Supply	1,171	89,816
Triton International	9,649	361,355
†United Rentals	7,828	1,345,711
†Univar	7,423	229,816
†Veritiv	1,100	31,790
Watsco	3,045	517,772
†WESCO International	6,714	457,559
WW Grainger	4,437	1,048,241

		9,045,761

Transportation Infrastructure–0.02%
Macquarie Infrastructure	5,269	338,270

		338,270

Water Utilities–0.15%
American States Water	4,789	277,331
American Water Works	9,289	849,851
Aqua America	10,265	402,696
California Water Service Group	6,748	306,022
Connecticut Water Service	819	47,019
Middlesex Water	1,357	54,158
SJW Group	2,258	144,128

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Water Utilities (continued)
York Water	591	$20,035

		2,101,240

Wireless Telecommunication Services–0.16%
†Boingo Wireless	4,098	92,205
Shenandoah Telecommunications	6,684	225,919
Spok Holdings	1,858	29,078
†Sprint	62,251	366,658
Telephone & Data Systems	13,099	364,152
†T-Mobile US	15,158	962,685
†United States Cellular	3,838	144,424

		2,185,121

Total Common Stock (Cost $918,233,468)		1,379,869,221

RIGHTS–0.00%
†=pDyax CVR	7,132	24,035
†=pMedia General CVR	16,818	1,682

Total Rights (Cost $7,917)		25,717

MONEY MARKET FUND–0.19%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 1.15%)	2,641,887	2,641,887

Total Money Market Fund (Cost $2,641,887)		2,641,887

LVIP Dimensional U.S. Core Equity 1 Fund–25

LVIP Dimensional U.S. Core Equity 1 Fund

Statement of Net Assets (continued)

TOTAL VALUE OF SECURITIES–99.89% (Cost $920,883,272)	$1,382,536,825
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.11%	1,533,707

NET ASSETS APPLICABLE TO 43,244,897 SHARES OUTSTANDING–100.00%	$1,384,070,532

NET ASSET VALUE PER SHARE–LVIP DIMENSIONAL U.S. CORE EQUITY 1 FUND STANDARD CLASS ($1,245,606,598 / 38,898,982 Shares)	$32.022

NET ASSET VALUE PER SHARE–LVIP DIMENSIONAL U.S. CORE EQUITY 1 FUND SERVICE CLASS ($138,463,934 / 4,345,915 Shares)	$31.861

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2017:
Shares of beneficial interest (unlimited authorization–no par)	$894,386,609
Accumulated net realized gain on investments	28,030,370
Net unrealized appreciation of investments	461,653,553

TOTAL NET ASSETS	$1,384,070,532

†	Non-income producing.

«

Includes $198,627 payable for securities purchased, $1,520,240 payable for fund shares redeemed, $474,434 due to manager and affiliates and $48,488 other accrued expenses payable as of December 31, 2017.

=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to Financial Statements.”

p

Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At December 31, 2017, the aggregate value of restricted securities was $25,717 which represented 0.00% of the Fund’s net assets. The Fund has various registration rights (exercisable under a variety of circumstances) with respect to these securities.

Restricted Securities

Investment	Date of Acquisition	Cost	Value
Dyax CVR	1/22/16	$7,917	$24,035
Media General CVR	1/18/17	—	1,682

Total		$7,917	$25,717

Summary of Abbreviations:

CVR–Contingent Value Rights

IT–Information Technology

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional U.S. Core Equity 1 Fund–26

LVIP Dimensional U.S. Core Equity 1 Fund

Statement of Operations

Year Ended December 31, 2017

INVESTMENT INCOME:
Dividends	$23,745,882
Foreign tax withheld	(3,727)

23,742,155

EXPENSES:
Management fees	4,468,217
Distribution fees-Service Class	403,104
Accounting and administration expenses	317,623
Shareholder servicing fees	256,328
Reports and statements to shareholders	185,643
Professional fees	48,993
Trustees’ fees and expenses	35,993
Custodian fees	17,425
Pricing fees	6,087
Consulting fees	6,060
Other	57,419

5,802,892
Less:
Expenses paid indirectly	(373)

Total operating expenses	5,802,519

NET INVESTMENT INCOME	17,939,636

NET REALIZED AND UNREALIZED GAIN
Net realized gain from:
Investments	32,299,772
Foreign currencies	270

Net realized gain	32,300,042

Net change in unrealized appreciation (depreciation) of investments	197,508,410

NET REALIZED AND UNREALIZED GAIN	229,808,452

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$247,748,088

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional U.S. Core Equity 1 Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/17	12/31/16
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$17,939,636	$18,578,816
Net realized gain	32,300,042	19,625,531
Net change in unrealized appreciation (depreciation)	197,508,410	121,985,101

Net increase in net assets resulting from operations	247,748,088	160,189,448

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(16,628,324)	(18,232,437)
Service Class	(1,415,989)	(1,096,735)
Net realized gain:
Standard Class	(17,646,048)	(394,327,734)
Service Class	(1,810,291)	(31,118,697)

	(37,500,652)	(444,775,603)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	20,075,622	64,485,910
Service Class	46,223,902	18,856,910
Reinvestment of dividends and distributions:
Standard Class	34,274,372	412,560,171
Service Class	3,226,280	32,215,432

	103,800,176	528,118,423

Cost of shares redeemed:
Standard Class	(148,478,732)	(185,850,577)
Service Class	(23,153,028)	(14,320,799)

	(171,631,760)	(200,171,376)

Increase (decrease) in net assets derived from capital share transactions	(67,831,584)	327,947,047

NET INCREASE IN NET ASSETS	142,415,852	43,360,892
NET ASSETS:
Beginning of year	1,241,654,680	1,198,293,788

End of year	$1,384,070,532	$1,241,654,680

Undistributed net investment income	$—	$—

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional U.S. Core Equity 1 Fund–27

LVIP Dimensional U.S. Core Equity 1 Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Dimensional U.S. Core Equity 1 Fund Standard Class
	Year Ended
	12/31/17	12/31/16	12/31/15[1]	12/31/14	12/31/13

Net asset value, beginning of period	$27.254	$37.542	$44.352	$42.182	$33.037

Income (loss) from investment operations:
Net investment income[2]	0.416	0.537	0.665	0.736	0.671
Net realized and unrealized gain (loss)	5.236	3.889	(1.700)	4.729	10.231

Total from investment operations	5.652	4.426	(1.035)	5.465	10.902

Less dividends and distributions from:
Net investment income	(0.433)	(0.439)	(0.653)	(0.855)	(0.688)
Net realized gain	(0.451)	(14.275)	(5.122)	(2.440)	(1.069)

Total dividends and distributions	(0.884)	(14.714)	(5.775)	(3.295)	(1.757)

Net asset value, end of period	$32.022	$27.254	$37.542	$44.352	$42.182

Total return[3]	20.88%	14.41%	(2.00% )	13.18%	33.26%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,245,607	$1,147,995	$1,120,426	$1,279,820	$1,266,909
Ratio of expenses to average net assets	0.41%	0.40%	0.39%	0.38%	0.40%
Ratio of net investment income to average net assets	1.41%	1.60%	1.54%	1.68%	1.75%
Portfolio turnover	4%	4%	74%	14%	12%

[1]	Effective May 1, 2015, Dimensional Fund Advisors replaced Delaware Investments Fund Advisors as the Fund’s sub-adviser.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional U.S. Core Equity 1 Fund–28

LVIP Dimensional U.S. Core Equity 1 Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Dimensional U.S. Core Equity 1 Fund Service Class
	Year Ended
	12/30/17	12/31/16	12/31/15[1]	12/31/14	12/31/13

Net asset value, beginning of period	$27.130	$37.449	$44.254	$42.107	$32.994

Income (loss) from investment operations:
Net investment income[2]	0.312	0.415	0.511	0.581	0.536
Net realized and unrealized gain (loss)	5.199	3.863	(1.691)	4.708	10.199

Total from investment operations	5.511	4.278	(1.180)	5.289	10.735

Less dividends and distributions from:
Net investment income	(0.329)	(0.322)	(0.503)	(0.702)	(0.553)
Net realized gain	(0.451)	(14.275)	(5.122)	(2.440)	(1.069)

Total dividends and distributions	(0.780)	(14.597)	(5.625)	(3.142)	(1.622)

Net asset value, end of period	$31.861	$27.130	$37.449	$44.254	$42.107

Total return[3]	20.45%	14.01%	(2.34% )	12.78%	32.80%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$138,464	$93,660	$77,868	$83,615	$84,813
Ratio of expenses to average net assets	0.76%	0.75%	0.74%	0.73%	0.75%
Ratio of net investment income to average net assets	1.06%	1.25%	1.19%	1.33%	1.40%
Portfolio turnover	4%	4%	74%	14%	12%

[1]	Effective May 1, 2015, Dimensional Fund Advisors replaced Delaware Investments Fund Advisors as the Fund’s sub-adviser.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional U.S. Core Equity 1 Fund–29

LVIP Dimensional U.S. Core Equity 1 Fund

Notes to Financial Statements

December 31, 2017

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 92 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Dimensional U.S. Core Equity 1 Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek long-term capital appreciation.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sale price on the valuation date. Open-end investment companies are valued at their published net asset value (“NAV”). Investments in government money market funds have a stable NAV. Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”). Restricted securities are valued at fair value using methods approved by the Board.

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended December 31, 2017 and for all open tax years (years ended December 31, 2014–December 31, 2016), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2017, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that Fund is aware of such dividends, net of all tax withholdings not eligible for rebates. Withholding taxes on foreign dividends are recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to

LVIP Dimensional U.S. Core Equity 1 Fund–30

LVIP Dimensional U.S. Core Equity 1 Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

reclassification upon notice of the character of the distributions by the issuer or management estimate. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2017.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this arrangement is included in “Custodian fees” on the Statement of Operations with the corresponding expense offset shown as “Expenses paid indirectly.”

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.48% of the first $200 million of the average daily net assets of the Fund; 0.40% of the next $200 million; and 0.30% of the average daily net assets of the Fund in excess of $400 million. The fee is calculated daily and paid monthly.

Dimensional Fund Advisors LP (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2017, costs for these administrative and legal services were as follows:

Administrative	$73,582
Legal	12,845

Lincoln Life also provides certain contract holder and additional corporate services to the Fund. Effective May 1, 2017, the Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund’s average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $164,066 for the year ended December 31, 2017.

The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.

At December 31, 2017, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$399,859
Distribution fees payable to LFD	40,520
Shareholder servicing fees payable to Lincoln Life	34,055

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

LVIP Dimensional U.S. Core Equity 1 Fund–31

LVIP Dimensional U.S. Core Equity 1 Fund

Notes to Financial Statements (continued)

3. Investments

For the year ended December 31, 2017, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$51,677,452
Sales	136,596,249

At December 31, 2017, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Fund were as follows:

Cost of investments	$924,573,542

Aggregate unrealized appreciation of investments	$517,854,722
Aggregate unrealized depreciation of investments	(59,891,439)

Net unrealized appreciation of investments	$457,963,283

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2017:

	Level 1	Level 2	Level 3	Total
Investments:

Assets:
Common Stock
Aerospace & Defense	$40,085,553	$—	$—	$40,085,553
Air Freight & Logistics	11,738,393	—	—	11,738,393
Airlines	12,199,331	—	—	12,199,331
Auto Components	12,066,787	—	—	12,066,787
Automobiles	8,623,600	—	—	8,623,600
Banks	92,462,095	—	—	92,462,095
Beverages	23,975,364	—	—	23,975,364
Biotechnology	34,144,705	—	—	34,144,705
Building Products	9,218,869	—	—	9,218,869
Capital Markets	39,404,594	—	—	39,404,594
Chemicals	38,327,344	—	—	38,327,344
Commercial Services & Supplies	13,603,845	—	—	13,603,845

LVIP Dimensional U.S. Core Equity 1 Fund–32

LVIP Dimensional U.S. Core Equity 1 Fund

Notes to Financial Statements (continued)

3. Investments (continued)

	Level 1	Level 2	Level 3	Total
Investments:

Assets:
Communications Equipment	$15,898,862	$—	$—	$15,898,862
Construction & Engineering	6,179,179	—	—	6,179,179
Construction Materials	2,557,206	—	—	2,557,206
Consumer Finance	15,074,689	—	—	15,074,689
Containers & Packaging	11,385,288	—	—	11,385,288
Distributors	2,764,023	—	—	2,764,023
Diversified Consumer Services	4,738,015	—	—	4,738,015
Diversified Financial Services	10,767,803	—	—	10,767,803
Diversified Telecommunication Services	29,276,624	—	—	29,276,624
Electric Utilities	19,864,235	—	—	19,864,235
Electrical Equipment	8,907,535	—	—	8,907,535
Electronic Equipment, Instruments & Components	20,685,016	—	—	20,685,016
Energy Equipment & Services	9,561,713	—	—	9,561,713
Equity Real Estate Investment Trusts	227,523	—	—	227,523
Food & Staples Retailing	23,753,313	—	—	23,753,313
Food Products	20,762,568	—	—	20,762,568
Gas Utilities	4,305,447	—	—	4,305,447
Health Care Equipment & Supplies	26,085,107	—	—	26,085,107
Health Care Providers & Services	38,372,610	—	—	38,372,610
Health Care Technology	2,595,821	—	—	2,595,821
Hotels, Restaurants & Leisure	32,510,648	—	—	32,510,648
Household Durables	13,431,313	5,138	—	13,436,451
Household Products	15,279,261	—	—	15,279,261
Independent Power & Renewable Electricity Producers	3,332,977	—	—	3,332,977
Industrial Conglomerates	18,277,435	—	—	18,277,435
Insurance	40,949,211	92,828	—	41,042,039
Internet & Direct Marketing Retail	29,287,729	—	—	29,287,729
Internet Software & Services	36,130,431	—	—	36,130,431
IT Services	60,619,004	—	—	60,619,004
Leisure Products	3,527,784	—	—	3,527,784
Life Sciences Tools & Services	10,082,495	—	—	10,082,495
Machinery	40,705,803	—	—	40,705,803
Marine	685,145	—	—	685,145
Media	41,045,267	—	—	41,045,267
Metals & Mining	10,566,607	—	—	10,566,607
Multiline Retail	9,062,758	—	—	9,062,758
Multi-Utilities	11,291,487	—	—	11,291,487
Oil, Gas & Consumable Fuels	51,740,962	—	—	51,740,962
Paper & Forest Products	2,442,982	—	—	2,442,982
Personal Products	4,404,860	—	—	4,404,860
Pharmaceuticals	41,830,215	—	—	41,830,215
Professional Services	8,411,727	—	—	8,411,727
Real Estate Management & Development	3,629,019	—	—	3,629,019
Road & Rail	19,586,432	—	—	19,586,432
Semiconductors & Semiconductor Equipment	56,389,159	—	—	56,389,159
Software	52,736,063	1,181,806	—	53,917,869
Specialty Retail	46,607,339	—	—	46,607,339
Technology Hardware, Storage & Peripherals	56,922,141	—	—	56,922,141
Textiles, Apparel & Luxury Goods	13,166,575	—	—	13,166,575
Thrift & Mortgage Finance	5,943,165	—	—	5,943,165
Tobacco	14,710,006	—	—	14,710,006
Trading Companies & Distributors	9,045,761	—	—	9,045,761

LVIP Dimensional U.S. Core Equity 1 Fund–33

LVIP Dimensional U.S. Core Equity 1 Fund

Notes to Financial Statements (continued)

3. Investments (continued)

	Level 1	Level 2	Level 3	Total
Investments:

Assets:
Transportation Infrastructure	$338,270	$—	$—	$338,270
Water Utilities	2,101,240	—	—	2,101,240
Wireless Telecommunication Services	2,185,121	—	—	2,185,121
Rights	—	—	25,717	25,717
Money Market Fund	2,641,887	—	—	2,641,887

Total Investments	$1,381,231,336	$1,279,772	$25,717	$1,382,536,825

During the year ended December 31, 2017, there were no material transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2017 and 2016 was as follows:

	Year Ended
	12/31/17	12/31/16
Ordinary income	$18,435,221	$18,796,295
Long-term capital gain	19,065,431	425,979,308

Total	$37,500,652	$444,775,603

5. Components of Net Assets on a Tax Basis

As of December 31, 2017, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$894,386,609
Undistributed long-term capital gains	31,720,640
Net unrealized appreciation	457,963,283

Net assets	$1,384,070,532

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to re-designation of dividends and distributions and tax treatment of gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2017, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Gain on Investments
$104,677	$(104,677)

LVIP Dimensional U.S. Core Equity 1 Fund–34

LVIP Dimensional U.S. Core Equity 1 Fund

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/17	12/31/16
Shares sold:
Standard Class	680,689	1,821,219
Service Class	1,574,375	562,293
Shares reinvested:
Standard Class	1,108,311	15,889,397
Service Class	105,341	1,250,921

	3,468,716	19,523,830

Shares redeemed:
Standard Class	(5,012,479)	(5,432,473)
Service Class	(786,063)	(440,271)

	(5,798,542)	(5,872,744)

Net increase (decrease)	(2,329,826)	13,651,086

7. Market Risk

The Fund invests in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to LIAC the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities. Restricted securities are valued pursuant to the security valuation procedures noted in Note 1.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

9. Recent Regulatory Reporting Updates

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amended Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. As of August 1, 2017, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Dimensional U.S. Core Equity 1 Fund–35

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of LVIP Dimensional U.S. Core Equity 1 Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of LVIP Dimensional U.S. Core Equity 1 Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.

Philadelphia, Pennsylvania

February 22, 2018

LVIP Dimensional U.S. Core Equity 1 Fund–36

LVIP Dimensional U.S. Core Equity 1 Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2017, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)	(B) Long-Term Capital Gains Distributions (Tax Basis)	Total Distributions (Tax Basis)
49.16%	50.84%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 22-23 and September 11-12, 2017, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various sub-advisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the sub-advisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the sub-advisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information (including total return and standard deviation) provided by Morningstar for the standard class of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2017. The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Funds, and had delegated those duties to unaffiliated sub-advisers responsible for investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the sub-adviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the sub-advisers’ investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the investment

LVIP Dimensional U.S. Core Equity 1 Fund–37

LVIP Dimensional U.S. Core Equity 1 Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

management fees were lower than the median investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Dimensional Fund Advisors LP (“Dimensional”) on behalf of the Funds, the Board considered the nature, extent and quality of services provided by Dimensional under the subadvisory agreement. The Board reviewed the services provided by Dimensional, the backgrounds of the investment professionals servicing the Fund and the reputation, resources and investment approach of Dimensional. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.

Performance. The Board reviewed the Dimensional U.S. Core Equity 1 Fund’s total return and standard deviation compared to the total return and standard deviation of a peer group of funds included in the Morningstar Large Blend funds category and the Russell 1000 TR USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and the benchmark index for the one year period, above the return of the Morningstar peer group median and below the benchmark index for the three and ten year periods and below the return of the Morningstar peer group median and the benchmark index for the five year period. The Board considered that Dimensional had served as the Fund’s sub-adviser since May 2015 and concluded that the services provided by Dimensional were satisfactory.

Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedules (which include a breakpoint for the LVIP Dimensional U.S. Core Equity 1 Fund) compared to the subadvisory fees of comparable funds sub-advised by Dimensional. The Board considered that the subadvisory fee schedules were negotiated between LIAC and Dimensional, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.

Profitability and Fallout Benefits. The Board considered information regarding Dimensional’s estimated range of profitability from providing subadvisory services to the Funds. The Board noted that the subadvisory fee schedules were negotiated between LIAC and Dimensional, an unaffiliated third party, and that LIAC compensates Dimensional from its fees. The Board reviewed materials provided by Dimensional as to any additional benefits it receives and noted that Dimensional may receive benefits associated with a general increase in assets under management including an enhanced ability to obtain improved data about markets and strategy implementation, obtaining more favorable trade execution, increasing participation from brokers in implementing Dimensional’s proprietary trade processes and obtaining improved services from various service providers.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.

LVIP Dimensional U.S. Core Equity 1 Fund–38

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.

The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.

The term Fund Complex includes the 92 series of Lincoln Variable Insurance Products Trust.

Interested Trustee

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	Formerly: Lincoln Advisors Trust

* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of both the Advisor and The Lincoln National Life Insurance Company, the parent company of the Trust’s Adviser.

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	92	Formerly: Lincoln Advisors Trust

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	Formerly: Lincoln Advisors Trust

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	Formerly: Lincoln Advisors Trust

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Formerly: Lincoln Advisors Trust

LVIP Dimensional U.S. Core Equity 1 Fund–39

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Charles I. Plosser*** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Public Governor for the Financial Industry Regulatory Authority (FINRA); Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	92	Rochester Gas and Electric Corporation

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Associated Grocers of New England (Director Emeritus); Formerly: Lincoln Trust Advisors

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	Formerly: Lincoln Advisors Trust

Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	92	St. Vincent Health; Formerly: Lincoln Advisors Trust

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	92	Formerly: Lincoln Advisors Trust

Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012	92	Trustee of FundVantage Trust

** Steve A. Cobb, is the son-in-law of Kenneth G. Stella.

*** Charles I. Plosser was appointed Trustee effective January 1, 2018.

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.

Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.

LVIP Dimensional U.S. Core Equity 1 Fund–40

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.

Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Vice President, Secretary, and Chief Legal Officer	Since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President and Chief Compliance Officer, Lincoln National Corporation; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Deputy General Counsel, Janney Montgomery Scott LLC.

Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.

Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.

John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

LVIP Dimensional U.S. Core Equity 1 Fund–41

LVIP Delaware Social Awareness Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2017

LVIP Delaware Social Awareness Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware Social Awareness Fund

2017 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation

Subadvised by: Delaware Investments Fund Advisers

The Fund returned 20.19% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2017, while its benchmark, the Russell 1000® Index1, returned 21.69%.

During 2017, Russell U.S. value indices underperformed their growth counterparts. The Russell 1000® Value Index2 gained 13.66% during the Fund’s fiscal year and the Russell 1000® Growth Index3 appreciated 30.21%.

Overall, we are pleased with the Fund’s performance results in this more concept driven market. The main concept which drove the Index during the year was the technology sector. The technology sector’s performance in the Index accounted for 38% of the Index’s total return. We can positively report that stock selection in the Fund’s technology sector holdings outperformed those of the Index, contributing to relative performance. Unfortunately, strong performance in the technology, capital goods, and consumer discretionary sectors was not able to offset underperformance from the healthcare, consumer staples, and business services sectors.

The Fund’s social screens have historically tilted the Fund towards an overweight in the healthcare sector. This has typically generated positive performance for the Fund over the long term, however, the sector was a laggard during the fiscal year. The Fund started the review period overweight the healthcare sector. During the year we reduced the Fund’s weight in the healthcare sector and ended the year roughly equal weight.

In the healthcare sector, the Fund’s holdings in the specialty pharmaceuticals and biotechnology industries underperformed. Shares of pharmaceutical company, Allergan, declined as a result of missteps by management and heightened investor fears about generic competition for one of the company’s branded drugs, Restasis. While Allergan eventually did lose intellectual property protection for Restasis, we continue to own the stock in the Fund as we feel it is oversold at current levels and has a powerful aesthetic drug franchise, led by Botox.

Stock selection in the consumer staples sector detracted from the Fund’s relative performance and was most negatively impacted by shares of Newell Brands. Most of the company’s share price decline was a result of a reduction in earnings per share estimates for its next fiscal year. Newell Brands stated that its industry was beginning to feel the pressure created from e-commerce on its margins. Prior to the end of the Fund’s fiscal year, we exited the position in Newell Brands as we felt the company would continue to suffer from e-commerce competition.

Stock selection in the business services sector detracted from relative performance. In the sector, the Fund’s position in marketing data collection and analytics company Nielsen detracted. Shares of Nielsen were pressured by slower growth in a specific product. We maintained the Fund’s position in Nielsen as management has outlined a strategic plan which includes introducing more robust products which we believe will add value to the company.

The main contributor to outperformance in the technology sector was software company Adobe. Over the year, Adobe consistently exceeded earnings expectations and continually increased its forward earnings expectations. We maintained the Fund’s position in Adobe as we believe the company operates a sustainable business with high margin, in-demand products.

We believe the current macroeconomic environment favors active managers that can apply thorough company-level analysis when making investment decisions. We continue to maintain our strategy of investing in companies that in our view have strong balance sheets and cash flow, sustainable competitive advantages, and high-quality management teams that have the ability to deliver value to shareholders. During the review period, the Fund did not invest in any derivative instruments.

Portfolio Managers:
Delaware Investments Fund Advisers:	Francis X. Morris
Christopher S. Adams
Michael S. Morris
Donald G. Padilla
David E. Reidinger

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Delaware Social Awareness Fund–1

LVIP Delaware Social Awareness Fund

2017 Annual Report Commentary (unaudited) (continued)

Growth of $10,000 invested 12/31/07 through 12/31/17

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Delaware Social Awareness Fund Standard Class shares on 12/31/07. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/17, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $21,967. For comparison, look at how the Russell 1000® Index did over the same period. The same $10,000 investment would have increased to $22,806. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/17
Standard Class Shares
One Year	+ 20.19%
Five Years	+ 14.76%
Ten Years	+ 8.19%
Service Class Shares
One Year	+ 19.77%
Five Years	+ 14.36%
Ten Years	+ 7.81%

1.

The Russell 1000® Index measures the performance of the largest 1,000 U.S companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

2.	The Russell 1000® Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

3.	The Russell 1000® Growth Index measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.

Advisory services provided by Delaware Investments Fund Advisers (“DIFA”), a series of Macquarie Investment Management Business Trust (“MIMBT”), (formerly, Delaware Management Business Trust). MIMBT is a federally registered investment adviser. Delaware Investments, a member of Macquarie Group, refers to Macquarie Management Holdings, Inc. (formerly, Delaware Management Holdings, Inc.) and its subsidiaries. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

Other than Macquarie Bank Limited (“MBL”), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

© 2018 Macquarie Management Holdings, Inc.

All third-party trademarks are the property of their respective owners.

LVIP Delaware Social Awareness Fund–2

LVIP Delaware Social Awareness Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2017 to December 31, 2017

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Annualized Expense Ratio	Expenses Paid During Period 7/1/17 to 12/31/17*
Actual
Standard Class Shares	$1,000.00	$1,101.90	0.46%	$2.44
Service Class Shares	1,000.00	1,099.90	0.81%	4.29
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.89	0.46%	$2.35
Service Class Shares	1,000.00	1,021.12	0.81%	4.13

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Delaware Social Awareness Fund–3

LVIP Delaware Social Awareness Fund

Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)

As of December 31, 2017

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets

Common Stock	99.50%

Aerospace & Defense	2.11%
Airlines	1.08%
Auto Components	0.75%
Automobiles	0.75%
Banks	5.41%
Biotechnology	3.38%
Capital Markets	5.63%
Chemicals	0.78%
Communications Equipment	1.33%
Construction & Engineering	0.35%
Consumer Finance	0.73%
Containers & Packaging	1.26%
Diversified Telecommunication Services	2.32%
Electric Utilities	1.41%
Electrical Equipment	0.35%
Equity Real Estate Investment Trusts	4.47%
Food & Staples Retailing	0.77%
Food Products	1.89%
Gas Utilities	0.33%
Health Care Equipment & Supplies	3.17%
Health Care Providers & Services	2.05%
Hotels, Restaurants & Leisure	2.15%
Industrial Conglomerates	1.23%
Insurance	5.41%
Internet & Direct Marketing Retail	1.84%
Internet Software & Services	5.83%
IT Services	2.07%
Life Sciences Tools & Services	0.97%
Machinery	3.09%
Media	3.67%
Oil, Gas & Consumable Fuels	6.46%
Pharmaceuticals	3.03%
Professional Services	1.14%
Road & Rail	1.68%
Semiconductors & Semiconductor Equipment	4.36%
Software	7.25%
Specialty Retail	3.15%
Technology Hardware, Storage & Peripherals	3.73%
Textiles, Apparel & Luxury Goods	1.41%
Thrift & Mortgage Finance	0.71%

Money Market Fund	0.44%

Total Value of Securities	99.94%

Receivables and Other Assets Net of Liabilities	0.06%

Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets

Alphabet Class A	4.13%
Apple	3.73%
Microsoft	3.28%
AT&T	2.32%
Home Depot	2.27%
Intel	1.96%
Amazon.com	1.84%
Rockwell Collins	1.74%
Facebook Class A	1.71%
American Tower	1.71%

Total	24.69%

IT–Information Technology

LVIP Delaware Social Awareness Fund–4

LVIP Delaware Social Awareness Fund

Statement of Net Assets

December 31, 2017

	Number of Shares	Value (U.S. $)

COMMON STOCK–99.50%
Aerospace & Defense–2.11%
Rockwell Collins	94,700	$12,843,214
Spirit AeroSystems Holdings Class A	31,200	2,722,200

		15,565,414

Airlines–1.08%
Southwest Airlines	122,100	7,991,445

		7,991,445

Auto Components–0.75%
BorgWarner	108,500	5,543,265

		5,543,265

Automobiles–0.75%
Ford Motor	445,300	5,561,797

		5,561,797

Banks–5.41%
Comerica	88,500	7,682,685
East West Bancorp	100,600	6,119,498
KeyCorp	517,700	10,442,009
US Bancorp	222,000	11,894,760
†Western Alliance Bancorp	66,700	3,776,554

		39,915,506

Biotechnology–3.38%
AbbVie	98,200	9,496,922
†Celgene	74,700	7,795,692
†TESARO	26,900	2,229,203
†Vertex Pharmaceuticals	36,300	5,439,918

		24,961,735

Capital Markets–5.63%
BlackRock	21,800	11,198,878
Intercontinental Exchange	113,850	8,033,256
Invesco	241,100	8,809,794
Raymond James Financial	69,900	6,242,070
State Street	74,000	7,223,140

		41,507,138

Chemicals–0.78%
Praxair	37,100	5,738,628

		5,738,628

Communications Equipment–1.33%
Cisco Systems	255,300	9,777,990

		9,777,990

Construction & Engineering–0.35%
†Quanta Services	66,800	2,612,548

		2,612,548

Consumer Finance–0.73%
Capital One Financial	53,850	5,362,383

		5,362,383

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Containers & Packaging–1.26%
WestRock	147,100	$9,298,191

		9,298,191

Diversified Telecommunication Services–2.32%
AT&T	440,400	17,122,752

		17,122,752

Electric Utilities–1.41%
PPL	336,200	10,405,390

		10,405,390

Electrical Equipment–0.35%
Rockwell Automation	13,200	2,591,820

		2,591,820

Equity Real Estate Investment Trusts–4.47%
American Tower	88,300	12,597,761
Brixmor Property Group	245,800	4,586,628
Host Hotels & Resorts	420,700	8,350,895
Simon Property Group	43,300	7,436,342

		32,971,626

Food & Staples Retailing–0.77%
Casey’s General Stores	50,600	5,664,164

		5,664,164

Food Products–1.89%
General Mills	115,100	6,824,279
Pinnacle Foods	119,400	7,100,718

		13,924,997

Gas Utilities–0.33%
South Jersey Industries	77,500	2,420,325

		2,420,325

Health Care Equipment & Supplies–3.17%
Abbott Laboratories	142,600	8,138,182
†DexCom	77,000	4,419,030
†Edwards Lifesciences	58,300	6,570,993
West Pharmaceutical Services	43,000	4,242,810

		23,371,015

Health Care Providers & Services–2.05%
Cigna	36,300	7,372,167
†Express Scripts Holding	103,900	7,755,096

		15,127,263

Hotels, Restaurants & Leisure–2.15%
Aramark	150,600	6,436,644
Starbucks	163,400	9,384,062

		15,820,706

Industrial Conglomerates–1.23%
Roper Technologies	34,900	9,039,100

		9,039,100

LVIP Delaware Social Awareness Fund–5

LVIP Delaware Social Awareness Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Insurance–5.41%
Aflac	105,700	$9,278,346
Arthur J. Gallagher & Co.	68,100	4,309,368
Prudential Financial	83,900	9,646,822
Reinsurance Group of America	35,600	5,551,108
Travelers	58,600	7,948,504
Validus Holdings	66,900	3,138,948

		39,873,096

Internet & Direct Marketing Retail–1.84%
†Amazon.com	11,600	13,565,852

		13,565,852

Internet Software & Services–5.83%
†Alphabet Class A	28,900	30,443,260
†Facebook Class A	71,400	12,599,244

		43,042,504

IT Services–2.07%
Accenture Class A	59,600	9,124,164
Visa Class A	54,200	6,179,884

		15,304,048

Life Sciences Tools & Services–0.97%
Thermo Fisher Scientific	37,800	7,177,464

		7,177,464

Machinery–3.09%
Deere & Co.	27,600	4,319,676
Ingersoll-Rand	49,600	4,423,824
Lincoln Electric Holdings	42,000	3,846,360
Parker-Hannifin	51,300	10,238,454

		22,828,314

Media–3.67%
Cinemark Holdings	90,100	3,137,282
Comcast Class A	296,900	11,890,845
Walt Disney	111,900	12,030,369

		27,058,496

Oil, Gas & Consumable Fuels–6.46%
ConocoPhillips	90,800	4,984,012
†Diamondback Energy	71,800	9,064,750
EOG Resources	94,800	10,229,868
Noble Energy	208,300	6,069,862
Occidental Petroleum	110,500	8,139,430
Pioneer Natural Resources	53,000	9,161,050

		47,648,972

Pharmaceuticals–3.03%
Allergan	39,203	6,412,827
Merck & Co.	123,500	6,949,345
Pfizer	248,700	9,007,914

		22,370,086

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Professional Services–1.14%
Nielsen Holdings	162,400	$5,911,360
†WageWorks	40,100	2,486,200

		8,397,560

Road & Rail–1.68%
Union Pacific	92,600	12,417,660

		12,417,660

Semiconductors & Semiconductor Equipment–4.36%
Analog Devices	36,400	3,240,692
Broadcom	44,800	11,509,120
Intel	313,700	14,480,392
†Microsemi	57,000	2,944,050

		32,174,254

Software–7.25%
†Adobe Systems	37,100	6,501,404
Microsoft	283,200	24,224,928
Oracle	87,900	4,155,912
†PTC	66,400	4,035,128
†salesforce.com	65,200	6,665,396
SS&C Technologies Holdings	107,500	4,351,600
†Tyler Technologies	20,100	3,558,705

		53,493,073

Specialty Retail–3.15%
Home Depot	88,300	16,735,499
Tractor Supply	86,900	6,495,775

		23,231,274

Technology Hardware, Storage & Peripherals–3.73%
Apple	162,400	27,482,952

		27,482,952

Textiles, Apparel & Luxury Goods–1.41%
NIKE Class B	166,700	10,427,085

		10,427,085

Thrift & Mortgage Finance–0.71%
†MGIC Investment	371,100	5,236,221

		5,236,221

Total Common Stock (Cost $470,769,402)		734,024,109

MONEY MARKET FUND–0.44%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 1.15%)	3,221,967	3,221,967

Total Money Market Fund (Cost $3,221,967)		3,221,967

LVIP Delaware Social Awareness Fund–6

LVIP Delaware Social Awareness Fund

Statement of Net Assets (continued)

TOTAL VALUE OF SECURITIES–99.94% (Cost $473,991,369)	$737,246,076
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.06%	472,697

NET ASSETS APPLICABLE TO 18,863,453 SHARES OUTSTANDING–100.00%	$737,718,773

NET ASSET VALUE PER SHARE–LVIP DELAWARE SOCIAL AWARENESS FUND STANDARD CLASS ($647,336,811 / 16,542,599 Shares)	$39.132

NET ASSET VALUE PER SHARE–LVIP DELAWARE SOCIAL AWARENESS FUND SERVICE CLASS ($90,381,962 / 2,320,854 Shares)	$38.943

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2017:
Shares of beneficial interest (unlimited authorization–no par)	$408,581,217
Undistributed net investment income	108,687
Accumulated net realized gain on investments	65,774,162
Net unrealized appreciation of investments	263,254,707

TOTAL NET ASSETS	$737,718,773

†	Non-income producing.

«	Includes $196,840 payable for fund shares redeemed, $279,868 due to manager and affiliates and $44,379 other accrued expenses payable as of December 31, 2017.

IT–Information Technology

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Social Awareness Fund–7

LVIP Delaware Social Awareness Fund

Statement of Operations

Year Ended December 31, 2017

INVESTMENT INCOME:
Dividends	$12,317,165
Interest	72,736

12,389,901

EXPENSES:
Management fees	2,688,265
Distribution fees-Service Class	303,349
Accounting and administration expenses	173,228
Shareholder servicing fees	138,848
Reports and statements to shareholders	72,502
Professional fees	38,986
Trustees’ fees and expenses	19,663
Custodian fees	8,411
Consulting fees	4,077
Pricing fees	327
Other	59,600

3,507,256
Less:
Expenses paid indirectly	(34)

Total operating expenses	3,507,222

NET INVESTMENT INCOME	8,882,679

NET REALIZED AND UNREALIZED GAIN:
Net realized gain on investments	69,273,160
Net change in unrealized appreciation (depreciation) of investments	52,003,965

NET REALIZED AND UNREALIZED GAIN	121,277,125

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$130,159,804

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Social Awareness Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/17	12/31/16
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$8,882,679	$10,058,933
Net realized gain	69,273,160	73,117,234
Net change in unrealized appreciation (depreciation)	52,003,965	(40,326,621)

Net increase in net assets resulting from operations	130,159,804	42,849,546

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(7,964,371)	(9,176,174)
Service Class	(809,621)	(984,992)
Net realized gain:
Standard Class	(65,629,443)	(74,858,719)
Service Class	(9,187,465)	(10,407,561)

	(83,590,900)	(95,427,446)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	5,144,082	12,240,683
Service Class	7,328,325	6,990,270
Reinvestment of dividends and distributions:
Standard Class	73,593,814	84,034,893
Service Class	9,997,086	11,392,553

	96,063,307	114,658,399

Cost of shares redeemed:
Standard Class	(71,857,539)	(85,716,159)
Service Class	(16,086,139)	(13,951,568)

	(87,943,678)	(99,667,727)

Increase in net assets derived from capital share transactions	8,119,629	14,990,672

NET INCREASE (DECREASE) IN NET ASSETS	54,688,533	(37,587,228)
NET ASSETS:
Beginning of year	683,030,240	720,617,468

End of year	$737,718,773	$683,030,240

Undistributed net investment income	$108,687	$—

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Social Awareness Fund–8

LVIP Delaware Social Awareness Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Social Awareness Fund Standard Class
			Year Ended
	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Net asset value, beginning of period	$36.841	$40.028	$46.219	$42.841	$32.535

Income (loss) from investment operations:
Net investment income[1]	0.507	0.584	0.643	0.589	0.490
Net realized and unrealized gain (loss)	6.612	1.913	(1.131)	5.822	11.070

Total from investment operations	7.119	2.497	(0.488)	6.411	11.560

Less dividends and distributions from:
Net investment income	(0.489)	(0.573)	(0.621)	(0.687)	(0.498)
Net realized gain	(4.339)	(5.111)	(5.082)	(2.346)	(0.756)

Total dividends and distributions	(4.828)	(5.684)	(5.703)	(3.033)	(1.254)

Net asset value, end of period	$39.132	$36.841	$40.028	$46.219	$42.841

Total return[2]	20.19%	6.64%	(0.66% )	15.20%	35.69%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$647,337	$599,524	$635,177	$703,330	$666,760
Ratio of expenses to average net assets	0.45%	0.44%	0.42%	0.42%	0.45%
Ratio of net investment income to average net assets	1.29%	1.51%	1.42%	1.31%	1.27%
Portfolio turnover	25%	27%	20%	15%	15%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Social Awareness Fund–9

LVIP Delaware Social Awareness Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Social Awareness Fund Service Class
	Year Ended
	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Net asset value, beginning of period	$36.696	$39.901	$46.089	$42.740	$32.475

Income (loss) from investment operations:
Net investment income[1]	0.367	0.446	0.482	0.430	0.355
Net realized and unrealized gain (loss)	6.572	1.898	(1.125)	5.795	11.030

Total from investment operations	6.939	2.344	(0.643)	6.225	11.385

Less dividends and distributions from:
Net investment income	(0.353)	(0.438)	(0.463)	(0.530)	(0.364)
Net realized gain	(4.339)	(5.111)	(5.082)	(2.346)	(0.756)

Total dividends and distributions	(4.692)	(5.549)	(5.545)	(2.876)	(1.120)

Net asset value, end of period	$38.943	$36.696	$39.901	$46.089	$42.740

Total return[2]	19.77%	6.27%	(1.01% )	14.80%	35.21%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$90,382	$83,506	$85,440	$88,997	$82,148
Ratio of expenses to average net assets	0.80%	0.79%	0.77%	0.77%	0.80%
Ratio of net investment income to average net assets	0.94%	1.16%	1.07%	0.96%	0.92%
Portfolio turnover	25%	27%	20%	15%	15%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Social Awareness Fund–10

LVIP Delaware Social Awareness Fund

Notes to Financial Statements

December 31, 2017

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 92 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Delaware Social Awareness Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to maximize long-term capital appreciation (as measured by the change in the value of Fund shares over a period of three years or longer).

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sale price on the valuation date. Short-term debt securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Open-end investment companies are valued at their published net asset value (“NAV”). Investments in government money market funds have a stable NAV. Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended December 31, 2017 and for all open tax years (years ended December 31, 2014–December 31, 2016), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2017, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Distributions

LVIP Delaware Social Awareness Fund–11

LVIP Delaware Social Awareness Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2017.

The Fund receives earning credits from its Custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this arrangement is included in “Custodian fees” on the Statement of Operations with the corresponding expense offset shown as “Expenses paid indirectly.”

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.48% of the first $200 million of the average daily net assets of the Fund; 0.40% of the next $200 million; and 0.30% of the average daily net assets of the Fund in excess of $400 million. The fee is calculated daily and paid monthly.

Delaware Investments Fund Advisers (the “Sub-Adviser”), a series of Macquarie Investment Management Business Trust (formerly, Delaware Management Business Trust), is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2017, costs for these administrative and legal services were as follows:

Administrative	$40,271
Legal	7,037

Lincoln Life also provides certain contract holder and additional corporate services to the Fund. Effective May 1, 2017, the Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund’s average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $60,844 for the year ended December 31, 2017.

The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.

At December 31, 2017, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$234,956
Distribution fees payable to LFD	26,797
Shareholder servicing fees payable to Lincoln Life	18,115

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees

LVIP Delaware Social Awareness Fund–12

LVIP Delaware Social Awareness Fund

Notes to Financial Statements (continued)

and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2017, the Fund engaged in securities purchases of $2,451,883.

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

3. Investments

For the year ended December 31, 2017, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$178,506,939
Sales	236,968,413

At December 31, 2017, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Fund were as follows:

Cost of investments	$474,489,149

Aggregate unrealized appreciation of investments	$273,386,034
Aggregate unrealized depreciation of investments	(10,629,107)

Net unrealized appreciation of investments	$262,756,927

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2017:

Level 1
Investments:
Assets:
Common Stock	$734,024,109
Money Market Fund	3,221,967

Total Investments	$737,246,076

There were no Level 3 investments at the beginning or end of the period.

During the year ended December 31, 2017, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

LVIP Delaware Social Awareness Fund–13

LVIP Delaware Social Awareness Fund

Notes to Financial Statements (continued)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the year ended December 31, 2017 and 2016 was as follows:

	Year Ended
	12/31/17	12/31/16
Ordinary income	$11,744,234	$11,301,277
Long-term capital gains	71,846,666	84,126,169

Total	$83,590,900	$95,427,446

5. Components of Net Assets on a Tax Basis

As of December 31, 2017, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$408,581,217
Undistributed ordinary income	109,368
Undistributed long-term capital gains	66,271,261
Net unrealized appreciation	262,756,927

Net assets	$737,718,773

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/17	12/31/16
Shares sold:
Standard Class	131,176	315,614
Service Class	188,201	183,462
Shares reinvested:
Standard Class	1,975,905	2,309,341
Service Class	270,698	315,154

	2,565,980	3,123,571

Shares redeemed:
Standard Class	(1,837,816)	(2,220,025)
Service Class	(413,657)	(364,330)

	(2,251,473)	(2,584,355)

Net increase	314,507	539,216

7. Market Risk

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2017. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund only invests in companies that meet its definition of “socially responsible” and may be subject to certain risks as a result of investing exclusively in socially responsible companies. By avoiding certain companies not considered socially responsible, it could miss out on strong performance from those companies.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

LVIP Delaware Social Awareness Fund–14

LVIP Delaware Social Awareness Fund

Notes to Financial Statements (continued)

9. Recent Regulatory Reporting Updates

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amended Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. As of August 1, 2017, management has implemented amendments to Regulation S-X, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Delaware Social Awareness Fund–15

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of LVIP Delaware Social Awareness Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of LVIP Delaware Social Awareness Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.

Philadelphia, Pennsylvania

February 22, 2018

LVIP Delaware Social Awareness Fund–16

LVIP Delaware Social Awareness Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2017, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)	(B) Long-Term Capital Gain Distributions (Tax Basis)	Total Distributions (Tax Basis)
14.05%	85.95%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 22-23 and September 11-12, 2017, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various sub-advisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“LincolnLife”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the sub-advisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the sub-advisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information (including total return and standard deviation) provided by Morningstar for the standard class of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2017. The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Funds, and had delegated those duties to unaffiliated sub-advisers responsible for investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the sub-adviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the sub-advisers’ investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the investment

LVIP Delaware Social Awareness Fund–17

LVIP Delaware Social Awareness Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

management fees were below the median investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Delaware Investment Fund Advisers (“DIFA”) on behalf of the Funds, the Board considered the nature, extent and quality of services provided by DIFA under the subadvisory agreement. The Board reviewed the services provided by DIFA, the backgrounds of the investment professionals servicing the Fund, and the reputation, resources and investment approach of DIFA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage arrangements, risk management and compliance matters.

Performance. The Board reviewed the LVIP Delaware Social Awareness Fund’s total return and standard deviation compared to the total return and standard deviation of a peer group of funds included in the Morningstar Large Growth funds category and the Russell 1000® TR USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one, three, five and ten year periods. The Board considered LIAC’s comments that underperformance as compared to the benchmark index and the Morningstar peer group was primarily attributable to the Fund’s socially aware investment approach, which can exclude higher performing stocks based on purely social awareness based reasons, as well as the sub-adviser’s higher quality growth investment style. The Board concluded that the services provided by DIFA were satisfactory.

Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedules (which include breakpoints for the Delaware Bond Fund and Delaware Diversified Floating Rate Fund) compared to the management fees of funds with similar investment strategies for which DIFA serves as the investment adviser. The Board considered that LIAC compensates DIFA from its fees and that the subadvisory fee schedules were negotiated between LIAC and DIFA. The Board concluded that the subadvisory fees for each DIFA Fund were reasonable.

Profitability and Fallout Benefits. The Board considered information regarding DIFA’s estimated profitability from providing subadvisory services to the Funds. The Board reviewed materials provided by DIFA as to any additional benefits it receives and noted DIFA’s statement that its relationship with the Funds has added to its prestige and visibility in the investment community and may make DIFA more attractive to potential clients and enhance DIFA’s ability to obtain research with soft dollars.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.

LVIP Delaware Social Awareness Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.

The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.

The term Fund Complex includes the 92 series of Lincoln Variable Insurance Products Trust.

Interested Trustee

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	Formerly: Lincoln Advisors Trust

* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of both the Advisor and The Lincoln National Life Insurance Company, the parent company of the Trust’s Adviser.

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	92	Formerly: Lincoln Advisors Trust

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	Formerly: Lincoln Advisors Trust

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	Formerly: Lincoln Advisors Trust

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Formerly: Lincoln Advisors Trust

LVIP Delaware Social Awareness Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Charles I. Plosser*** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Public Governor for the Financial Industry Regulatory Authority (FINRA); Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	92	Rochester Gas and Electric Corporation

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Associated Grocers of New England (Director Emeritus); Formerly: Lincoln Trust Advisors

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	Formerly: Lincoln Advisors Trust

Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	92	St. Vincent Health; Formerly: Lincoln Advisors Trust

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	92	Formerly: Lincoln Advisors Trust

Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012	92	Trustee of FundVantage Trust

** Steve A. Cobb, is the son-in-law of Kenneth G. Stella.

*** Charles I. Plosser was appointed Trustee effective January 1, 2018.

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.

Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.

LVIP Delaware Social Awareness Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.

Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Vice President, Secretary, and Chief Legal Officer	Since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President and Chief Compliance Officer, Lincoln National Corporation; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Deputy General Counsel, Janney Montgomery Scott LLC.

Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.

Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.

John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

LVIP Delaware Social Awareness Fund–21

LVIP Delaware Special Opportunities Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2017

LVIP Delaware Special Opportunities Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware Special Opportunities Fund

2017 Annual Report Commentary (unaudited)

Advised by: Lincoln Investments Advisors Corporation

Subadvised by: Delaware Investments Fund Advisers

The Fund returned 17.75% (Standard Class shares with distributions reinvested) for the year ended December 31, 2017, while its benchmark, the Russell Midcap® Value Index1 returned 13.34%.

During 2017, Russell U.S. value indices underperformed their growth counterparts, the Russell Midcap® Growth Index gained 25.27%. Small-cap stocks underperformed large-cap stocks, with the Russell 1000® Value Index gaining 13.66% during the Fund’s fiscal year and the Russell 2000® Value Index appreciating 7.84%. The Fund’s relative outperformance during the year was generated by a combination of stock selection and sector allocation. The sectors which contributed the most to relative outperformance were financial services, consumer cyclical, and healthcare.

Shares of homebuilder DR Horton contributed to outperformance in the consumer cyclical sector. DR Horton had strong earnings during the year and reported increased expectations for the company’s 2018 outlook. The company benefitted from a solid homebuilding backdrop with increasing demand for new homes, particularly at entry level price points. The company should also benefit from lower corporate tax rates in 2018. We maintained the Fund’s position as we believe the company’s fundamentals are sound.

The Fund’s overweight in the technology sector contributed. Synopsys is a producer of computer-aided design and computer-aided manufacturing (CAD/CAM) software. The company’s stock outperformed as it continued to grow its market share while generating attractive financial results, including strong free-cash flow. We maintained the Fund’s position in Synopsys’s as we continue to believe the company is attractive at current levels.

Stock selection was strong across the Fund during the year, with only two sectors detracting on a relative basis: energy and consumer staples. Independent exploration and production company SM Energy was a detractor from performance. Operating in a sector where sentiment had already weakened due to falling oil and natural gas prices, the company further disappointed investors when, counter to expectation, it declined to sell assets on a timely basis to bolster its balance sheet. Notably, however, SM Energy still holds extensive assets in potentially prime production locations, including the Permian Basin, Eagle Ford Shale, and the Bakken Shale formation. SM Energy shares started to rally late in the year, we maintained the Fund’s position given we believe its shares trade at a compelling valuation.

The Fund’s performance in the REIT sector was in line with that of the Index, however, at the security level, shopping center operator, Kimco Realty, detracted from performance. The company’s shares declined in concert with bearish sentiment around retail brick-and-mortar stores. We increased the Fund’s position in Kimco Realty as we believe the company’s property portfolio — which includes more than 500 open-air shopping centers, many of which are anchored by food stores — could be better positioned to emerge from the turbulent retail environment than those of its more mall-based REIT competitors.

As of the end of the year, the Fund remained overweight some of the more cyclical sectors, as we believe valuations and free-cash-flow generation continue to be more attractive in these sectors. We also believe these sectors are well positioned to benefit from the reduced U.S. corporate tax rate. The largest overweight sector positions in the Fund are in financial services, capital spending, technology, and basic industry. The Fund remains underweight the defensive sectors, including REITs and utilities, as they appear less attractive to us on a valuation basis relative to other sectors. During the review period, the Fund did not invest in any derivative instruments.

Portfolio Managers:
Delaware Investments Fund Advisers:	Christopher S. Beck
Steven G. Catricks
Kelley A. McKee
Kent P. Madden

The views expressed represent the Manager’s assessment of the Fund and market environment as of December 31, 2017, and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice. All securities discussed remain in the Fund unless stated otherwise. Past performance is no guarantee of future results.

Growth of $10,000 invested 12/31/07 through 12/31/17

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Delaware Special Opportunities Fund Standard Class shares on 12/31/07. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/17, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $24,082. For comparison, look at how the Russell Midcap® Value Index did over the same period. The same $10,000 investment would have increased to $23,888. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP Delaware Special Opportunities Fund–1

LVIP Delaware Special Opportunities Fund

2017 Annual Report Commentary (unaudited) (continued)

Average annual total returns on investment	Ended 12/31/17
Standard Class Shares
One Year	+ 17.75%
Five Years	+ 15.40%
Ten Years	+ 9.19%
Service Class Shares
One Year	+ 17.34%
Five Years	+ 15.00%
Ten Years	+ 8.80%

1.	The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. (DMHI) and its subsidiaries, including Delaware Management Company, sub-adviser to the Fund. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

Advisory services provided by Delaware Investments Fund Advisers (“DIFA”), a series of Macquarie Investment Management Business Trust (“MIMBT”), (formerly, Delaware Management Business Trust). MIMBT is a federally registered investment adviser. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

Other than Macquarie Bank Limited (“MBL”), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by U.S. laws and regulations.

All third-party trademarks are the property of their respective owners.

© 2018 Delaware Management Holdings, Inc.

LVIP Delaware Special Opportunities Fund–2

LVIP Delaware Special Opportunities Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2017 to December 31, 2017

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) Fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Annualized Expense Ratio	Expenses Paid During Period 7/1/17 to 12/31/17*
Actual
Standard Class Shares	$1,000.00	$1,121.20	0.46%	$2.46
Service Class Shares	1,000.00	1,119.30	0.81%	4.33
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.89	0.46%	$2.35
Service Class Shares	1,000.00	1,021.12	0.81%	4.13

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Delaware Special Opportunities Fund–3

LVIP Delaware Special Opportunities Fund

Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)

As of December 31, 2017

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets

Common Stock	98.68%

Aerospace & Defense	1.21%
Airlines	1.02%
Auto Components	0.68%
Banks	9.29%
Beverages	1.03%
Building Products	1.63%
Capital Markets	3.84%
Chemicals	5.56%
Commercial Services & Supplies	1.11%
Construction & Engineering	3.17%
Consumer Finance	1.25%
Containers & Packaging	2.94%
Diversified Consumer Services	0.92%
Electric Utilities	2.27%
Electronic Equipment, Instruments & Components	2.82%
Energy Equipment & Services	1.05%
Equity Real Estate Investment Trusts	8.74%
Food & Staples Retailing	0.75%
Food Products	0.82%
Health Care Equipment & Supplies	2.14%
Health Care Providers & Services	1.70%
Hotels, Restaurants & Leisure	1.72%
Household Durables	1.56%
Insurance	9.52%
Internet Software & Services	0.00%
IT Services	0.92%
Leisure Products	0.75%
Life Sciences Tools & Services	1.25%
Machinery	3.53%
Media	2.29%
Multi-Utilities	4.00%
Oil, Gas & Consumable Fuels	7.82%
Professional Services	0.75%
Road & Rail	1.67%
Semiconductors & Semiconductor Equipment	2.06%
Software	3.68%
Technology Hardware, Storage & Peripherals	0.52%
Textiles, Apparel & Luxury Goods	0.74%
Trading Companies & Distributors	1.96%

Short-Term Investment	1.30%

Total Value of Securities	99.98%

Receivables and Other Assets Net of Liabilities	0.02%

Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets

American Financial Group	3.09%
East West Bancorp	3.02%
Raymond James Financial	2.64%
Comerica	2.34%
Synopsys	2.28%
Reinsurance Group of America	2.17%
Torchmark	2.02%
Berry Global Group	1.84%
Marathon Oil	1.82%
Andeavor	1.80%

Total	23.02%

IT–Information Technology

LVIP Delaware Special Opportunities Fund–4

LVIP Delaware Special Opportunities Fund

Statement of Net Assets

December 31, 2017

	Number of Shares	Value (U.S. $)

COMMON STOCK–98.68%
Aerospace & Defense–1.21%
Spirit AeroSystems Holdings Class A	96,700	$8,437,075

		8,437,075

Airlines–1.02%
Southwest Airlines	108,500	7,101,325

		7,101,325

Auto Components–0.68%
BorgWarner	92,200	4,710,498

		4,710,498

Banks–9.29%
Bank of Hawaii	82,200	7,044,540
Comerica	187,200	16,250,832
East West Bancorp	344,600	20,962,018
Fifth Third Bancorp	356,200	10,807,108
Hancock Holding	191,700	9,489,150

		64,553,648

Beverages–1.03%
Dr Pepper Snapple Group	74,000	7,182,440

		7,182,440

Building Products–1.63%
Johnson Controls International	81,795	3,117,207
†USG	213,200	8,220,992

		11,338,199

Capital Markets–3.84%
Affiliated Managers Group	40,600	8,333,150
Raymond James Financial	205,750	18,373,475

		26,706,625

Chemicals–5.56%
Albemarle	26,400	3,376,296
†Axalta Coating Systems	232,400	7,520,464
Celanese Class A	106,500	11,404,020
Eastman Chemical	105,600	9,782,784
WR Grace & Co.	92,900	6,515,077

		38,598,641

Commercial Services & Supplies–1.11%
Brink’s	97,800	7,696,860

		7,696,860

Construction & Engineering–3.17%
†AECOM	213,000	7,912,950
KBR	358,100	7,101,123
†Quanta Services	179,000	7,000,690

		22,014,763

Consumer Finance–1.25%
Synchrony Financial	224,900	8,683,389

		8,683,389

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Containers & Packaging–2.94%
†Berry Global Group	218,182	$12,800,738
Graphic Packaging Holding	495,500	7,655,475

		20,456,213

Diversified Consumer Services–0.92%
Service Corp. International	171,600	6,404,112

		6,404,112

Electric Utilities–2.27%
Edison International	105,400	6,665,496
IDACORP	99,500	9,090,320

		15,755,816

Electronic Equipment, Instruments & Components–2.82%
Avnet	181,900	7,206,878
†Flex	343,000	6,170,570
†Keysight Technologies	149,850	6,233,760

		19,611,208

Energy Equipment & Services–1.05%
Helmerich & Payne	55,200	3,568,128
†Superior Energy Services	384,600	3,703,698

		7,271,826

Equity Real Estate Investment Trusts–8.74%
Apartment Investment & Management Class A	93,800	4,099,998
Brandywine Realty Trust	521,100	9,478,809
CBL & Associates Properties	367,500	2,080,050
Equity Residential	102,500	6,536,425
Highwoods Properties	178,600	9,092,526
Host Hotels & Resorts	509,400	10,111,590
Kimco Realty	343,700	6,238,155
Life Storage	68,700	6,119,109
VEREIT	890,200	6,934,658

		60,691,320

Food & Staples Retailing–0.75%
†U.S. Foods Holding	164,200	5,242,906

		5,242,906

Food Products–0.82%
Tyson Foods Class A	70,200	5,691,114

		5,691,114

Health Care Equipment & Supplies–2.14%
Becton Dickinson & Co.	27,800	5,950,868
Zimmer Biomet Holdings	73,700	8,893,379

		14,844,247

Health Care Providers & Services–1.70%
Cigna	33,300	6,762,897
Quest Diagnostics	51,100	5,032,839

		11,795,736

LVIP Delaware Special Opportunities Fund–5

LVIP Delaware Special Opportunities Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Hotels, Restaurants & Leisure–1.72%
Darden Restaurants	44,600	$4,282,492
Marriott International Class A	56,340	7,647,028

		11,929,520

Household Durables–1.56%
DR Horton	211,633	10,808,097

		10,808,097

Insurance–9.52%
American Financial Group	197,850	21,474,639
Reinsurance Group of America	96,600	15,062,838
Torchmark	155,050	14,064,585
Validus Holdings	158,100	7,418,052
WR Berkley	113,050	8,100,033

		66,120,147

Internet Software & Services–0.00%
LogMeIn	1	115

		115

IT Services–0.92%
†Fiserv	48,600	6,372,918

		6,372,918

Leisure Products–0.75%
Hasbro	57,000	5,180,730

		5,180,730

Life Sciences Tools & Services–1.25%
Agilent Technologies	129,400	8,665,918

		8,665,918

Machinery–3.53%
Allison Transmission Holdings	80,500	3,467,135
ITT	220,300	11,757,411
Stanley Black & Decker	54,700	9,282,043

		24,506,589

Media–2.29%
Cable One	8,100	5,697,135
Cinemark Holdings	114,800	3,997,336
Meredith	94,225	6,223,561

		15,918,032

Multi-Utilities–4.00%
CMS Energy	173,700	8,216,010
Public Service Enterprise Group	200,700	10,336,050
WEC Energy Group	139,200	9,247,056

		27,799,116

Oil, Gas & Consumable Fuels–7.82%
Andeavor	109,300	12,497,362
Hess	184,200	8,743,974

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Oil, Gas & Consumable Fuels (continued)
Marathon Oil	746,000	$12,629,780
†Newfield Exploration	321,100	10,124,283
SM Energy	365,100	8,061,408
†Whiting Petroleum	84,325	2,232,926

		54,289,733

Professional Services–0.75%
ManpowerGroup	41,200	5,195,732

		5,195,732

Road & Rail–1.67%
CSX	100,300	5,517,503
JB Hunt Transport Services	53,000	6,093,940

		11,611,443

Semiconductors & Semiconductor Equipment–2.06%
†Qorvo	66,700	4,442,220
Teradyne.	235,900	9,877,133

		14,319,353

Software–3.68%
†Citrix Systems	41,900	3,687,200
Symantec	214,500	6,018,870
†Synopsys	185,900	15,846,116

		25,552,186

Technology Hardware, Storage & Peripherals–0.52%
Western Digital	45,300	3,602,709

		3,602,709

Textiles, Apparel & Luxury Goods–0.74%
VF	69,900	5,172,600

		5,172,600

Trading Companies & Distributors–1.96%
†HD Supply Holdings	188,700	7,553,661
†United Rentals	35,400	6,085,615

		13,639,276

Total Common Stock (Cost $418,224,934)		685,472,175

	Principal Amount°	Value (U.S. $)

SHORT-TERM INVESTMENT–1.30%
≠Discounted Commercial Paper–1.30%
Abbey National Treasury Services 1.35% 1/2/18	9,050,000	9,049,660

Total Short-Term Investment (Cost $9,049,660)		9,049,660

LVIP Delaware Special Opportunities Fund–6

LVIP Delaware Special Opportunities Fund

Statement of Net Assets (continued)

TOTAL VALUE OF SECURITIES–99.98% (Cost $427,274,594)	$694,521,835
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.02%	153,914

NET ASSETS APPLICABLE TO 16,751,253 SHARES OUTSTANDING–100.00%	$694,675,749

NET ASSET VALUE PER SHARE–LVIP DELAWARE SPECIAL OPPORTUNITIES FUND STANDARD CLASS ($569,673,177 / 13,726,326 Shares)	$41.502

NET ASSET VALUE PER SHARE–LVIP DELAWARE SPECIAL OPPORTUNITIES FUND SERVICE CLASS ($125,002,572 / 3,024,927 Shares)	$41.324

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2017:
Shares of beneficial interest (unlimited authorization–no par)	$367,695,601
Accumulated net realized gain on investments	59,733,893
Net unrealized appreciation of investments	267,246,255

TOTAL NET ASSETS	$694,675,749

†	Non-income producing.

«	Includes $894,430 payable for fund shares redeemed, $278,090 due to manager and affiliates and $33,003 other accrued expenses payable as of December 31, 2017.

≠	The rate shown is the effective yield at the time of purchase.

°	Principal amount shown is stated in U.S. dollars.

IT–Information Technology

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Special Opportunities Fund–7

LVIP Delaware Special Opportunities Fund

Statement of Operations

Year Ended December 31, 2017

INVESTMENT INCOME:
Dividends	$10,855,745
Interest	56,626

10,912,371

EXPENSES:
Management fees	2,534,472
Distribution fees-Service Class	389,052
Accounting and administration expenses	160,606
Shareholder servicing fees	128,246
Reports and statements to shareholders	69,029
Professional fees	34,979
Trustees’ fees and expenses	18,188
Custodian fees	7,568
Consulting fees	3,907
Pricing fees	353
Other	14,844

3,361,244
Less:
Expenses paid indirectly	(184)

Total operating expenses	3,361,060

NET INVESTMENT INCOME	7,551,311

NET REALIZED AND UNREALIZED GAIN:
Net realized gain on investments	60,450,487
Net change in unrealized appreciation (depreciation) of investments	39,735,122

NET REALIZED AND UNREALIZED GAIN	100,185,609

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$107,736,920

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Special Opportunities Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/17	12/31/16
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$7,551,311	$8,728,534
Net realized gain	60,450,487	58,022,395
Net change in unrealized appreciation (depreciation)	39,735,122	44,794,516

Net increase in net assets resulting from operations	107,736,920	111,545,445

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(7,132,840)	(8,524,315)
Service Class	(1,135,064)	(1,256,245)
Net realized gain:
Standard Class	(46,046,416)	(71,384,208)
Service Class	(9,705,684)	(13,204,443)

	(64,020,004)	(94,369,211)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	16,394,269	22,381,671
Service Class	25,019,435	13,457,621
Reinvestment of dividends and distributions:
Standard Class	53,179,256	79,908,523
Service Class	10,840,748	14,460,688

	105,433,708	130,208,503

Cost of shares redeemed:
Standard Class	(73,009,797)	(77,411,045)
Service Class	(20,148,523)	(14,976,974)

	(93,158,320)	(92,388,019)

Increase in net assets derived from capital share transactions	12,275,388	37,820,484

NET INCREASE IN NET ASSETS	55,992,304	54,996,718
NET ASSETS:
Beginning of year	638,683,445	583,686,727

End of year	$694,675,749	$638,683,445

Undistributed net investment income	$—	$—

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Special Opportunities Fund–8

LVIP Delaware Special Opportunities Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Special Opportunities Fund Standard Class
	Year Ended
	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Net asset value, beginning of period	$39.082	$38.441	$41.904	$41.371	$34.125

Income (loss) from investment operations:
Net investment income[1]	0.492	0.594	0.509	0.471	0.441
Net realized and unrealized gain (loss)	6.066	6.596	(0.451)	2.651	10.699

Total from investment operations	6.558	7.190	0.058	3.122	11.140

Less dividends and distributions from:
Net investment income	(0.524)	(0.623)	(0.502)	(0.564)	(0.434)
Net realized gain	(3.614)	(5.926)	(3.019)	(2.025)	(3.460)

Total dividends and distributions	(4.138)	(6.549)	(3.521)	(2.589)	(3.894)

Net asset value, end of period	$41.502	$39.082	$38.441	$41.904	$41.371

Total return[2]	17.75%	20.41%	0.26%	7.63%	33.78%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$569,673	$536,639	$497,273	$561,547	$573,997
Ratio of expenses to average net assets	0.45%	0.44%	0.44%	0.43%	0.46%
Ratio of net investment income to average net assets	1.21%	1.54%	1.21%	1.10%	1.13%
Portfolio turnover	15%	16%	19%	7%	13%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Special Opportunities Fund–9

LVIP Delaware Special Opportunities Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Special Opportunities Fund Service Class
	Year Ended
	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Net asset value, beginning of period	$38.939	$38.341	$41.801	$41.280	$34.069

Income (loss) from investment operations:
Net investment income[1]	0.347	0.457	0.359	0.320	0.304
Net realized and unrealized gain (loss)	6.033	6.556	(0.445)	2.641	10.665

Total from investment operations	6.380	7.013	(0.086)	2.961	10.969

Less dividends and distributions from:
Net investment income	(0.381)	(0.489)	(0.355)	(0.415)	(0.298)
Net realized gain	(3.614)	(5.926)	(3.019)	(2.025)	(3.460)

Total dividends and distributions	(3.995)	(6.415)	(3.374)	(2.440)	(3.758)

Net asset value, end of period	$41.324	$38.939	$38.341	$41.801	$41.280

Total return[2]	17.34%	19.98%	(0.09% )	7.26%	33.32%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$125,003	$102,044	$86,414	$88,093	$85,755
Ratio of expenses to average net assets	0.80%	0.79%	0.79%	0.78%	0.81%
Ratio of net investment income to average net assets	0.86%	1.19%	0.86%	0.75%	0.78%
Portfolio turnover	15%	16%	19%	7%	13%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Special Opportunities Fund–10

LVIP Delaware Special Opportunities Fund

Notes to Financial Statements

December 31, 2017

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 92 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Delaware Special Opportunities Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to maximize long-term capital appreciation (as measured by the change in the value of Fund shares over a period of three years or longer).

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value. Short-term debt securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Open-end investment companies are valued at their published net asset value (“NAV”). Investments in government money market funds have a stable NAV. Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”).

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended December 31, 2017 and for all open tax years (years ended December 31, 2014–December 31, 2016), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2017, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Commission rebates are included in “Net realized gain from investments” on the Statement of Operations and totaled $61 for the year ended December 31, 2017. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction.

LVIP Delaware Special Opportunities Fund–11

LVIP Delaware Special Opportunities Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (coninued)

The Fund receives earning credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this arrangement is included in “Custodian fees” on the Statement of Operations with the corresponding expense offset shown as “Expenses paid indirectly.”

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.48% of the first $200 million of average daily net assets of the Fund; 0.40% of the next $200 million; and 0.30% of average daily net assets of the Fund in excess of $400 million. The fee is calculated daily and paid monthly.

Delaware Investments Fund Advisers (the “Sub-Adviser”), a series of Macquarie Investment Management Business Trust (formerly, Delaware Management Business Trust), is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2017, costs for these administrative and legal services were as follows:

Administrative	$37,270
Legal	6,543

Lincoln Life also provides certain contract holder and additional corporate services to the Fund. Effective May 1, 2017, the Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund’s average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $57,595 for the year ended December 31, 2017.

The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.

At December 31, 2017, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$224,203
Distribution fees payable to LFD	36,812
Shareholder servicing fees payable to Lincoln Life	17,075

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2017, the Fund engaged in securities sales of $2,049,636, which resulted in net realized losses of $1,334,675.

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

LVIP Delaware Special Opportunities Fund–12

LVIP Delaware Special Opportunities Fund

Notes to Financial Statements (continued)

3. Investments

For the year ended December 31, 2017, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$95,183,981
Sales	139,960,311

At December 31, 2017, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Fund were as follows:

Cost of investments	$427,276,387

Aggregate unrealized appreciation of investments	$297,056,043
Aggregate unrealized depreciation of investments	(29,810,595)

Net unrealized appreciation of investments	$267,245,448

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2017:

	Level 1	Level 2	Total
Investments:
Assets:
Common Stock.	$685,472,175	$—	$685,472,175
Money Market Fund	—	—	—
Short-Term Investment	—	9,049,660	9,049,660

Total Investments	$685,472,175	$9,049,660	$694,521,835

There were no Level 3 investments at the beginning or end of the period.

During the year ended December 31, 2017, there were no material transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

LVIP Delaware Special Opportunities Fund–13

LVIP Delaware Special Opportunities Fund

Notes to Financial Statements (continued)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2017 and 2016 was as follows:

	Year Ended
	12/31/17	12/31/16
Ordinary income	$7,551,311	$10,267,724
Long-term capital gains	56,468,693	84,101,487

Total	$64,020,004	$94,369,211

5. Components of Net Assets on a Tax Basis

As of December 31, 2017, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$367,695,601
Undistributed long-term capital gains	59,734,700
Net unrealized appreciation	267,245,448

Net assets	$694,675,749

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to re-designation of dividends and distributions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2017, the Fund recorded the following reclassifications:

Undistributed Net Investments Income	Accumulated Net Realized Gain
$716,593	$(716,593)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/17	12/31/16
Shares sold:
Standard Class	402,362	575,202
Service Class	617,299	349,680
Shares reinvested:
Standard Class	1,382,581	2,210,648
Service Class	284,188	403,167

	2,686,430	3,538,697

Shares redeemed:
Standard Class	(1,789,832)	(1,990,701)
Service Class	(497,164)	(386,066)

	(2,286,996)	(2,376,767)

Net increase	399,434	1,161,930

7. Market Risk

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2017. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

LVIP Delaware Special Opportunities Fund–14

LVIP Delaware Special Opportunities Fund

Notes to Financial Statements (continued)

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

9. Recent Regulatory Reporting Updates

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amended Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. As of August 1, 2017, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Delaware Special Opportunities Fund–15

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of LVIP Delaware Special Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets LVIP Delaware Special Opportunities Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”) as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.

Philadelphia, Pennsylvania

February 22, 2018

LVIP Delaware Special Opportunities Fund–16

LVIP Delaware Special Opportunities Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2017, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
88.20%	11.80%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management Agreement and Subadvisory Agreements

On August 22-23 and September 11-12, 2017, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various sub-advisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the sub-advisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the sub-advisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information (including total return and standard deviation) provided by Morningstar for the standard class of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2017. The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Funds, and had delegated those duties to unaffiliated sub-advisers responsible for investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the sub-adviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the sub-advisers’ investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the investment

LVIP Delaware Special Opportunities Fund–17

LVIP Delaware Special Opportunities Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

management fees were below the median investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Delaware Investment Fund Advisers (“DIFA”) on behalf of the Funds, the Board considered the nature, extent and quality of services provided by DIFA under the subadvisory agreement. The Board reviewed the services provided by DIFA, the backgrounds of the investment professionals servicing the Fund, and the reputation, resources and investment approach of DIFA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage arrangements, risk management and compliance matters.

Performance. The Board reviewed the LVIP Delaware Special Opportunities Fund’s total return and standard deviation compared to the total return and standard deviation of a peer group of funds included in the Morningstar Mid-Cap Value funds category and the Russell Mid Cap Value TR USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and the benchmark index for the one and three year periods, above the return of the Morningstar peer group median and below the benchmark index for the five year period and equal to the return of the Morningstar peer group median and above the benchmark index for the ten year period. The Board concluded that the services provided by DIFA were satisfactory.

Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedules (which include breakpoints for the Delaware Bond Fund and Delaware Diversified Floating Rate Fund) compared to the management fees of funds with similar investment strategies for which DIFA serves as the investment adviser. The Board considered that LIAC compensates DIFA from its fees and that the subadvisory fee schedules were negotiated between LIAC and DIFA. The Board concluded that the subadvisory fees for each DIFA Fund were reasonable.

Profitability and Fallout Benefits. The Board considered information regarding DIFA’s estimated profitability from providing subadvisory services to the Funds. The Board reviewed materials provided by DIFA as to any additional benefits it receives and noted DIFA’s statement that its relationship with the Funds has added to its prestige and visibility in the investment community and may make DIFA more attractive to potential clients and enhance DIFA’s ability to obtain research with soft dollars.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.

LVIP Delaware Special Opportunities Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.

The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.

The term Fund Complex includes the 92 series of Lincoln Variable Insurance Products Trust.

Interested Trustee

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	Formerly: Lincoln Advisors Trust

* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of both the Advisor and The Lincoln National Life Insurance Company, the parent company of the Trust’s Adviser.

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	92	Formerly: Lincoln Advisors Trust

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	Formerly: Lincoln Advisors Trust

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	Formerly: Lincoln Advisors Trust

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Formerly: Lincoln Advisors Trust

LVIP Delaware Special Opportunities Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Charles I. Plosser*** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Public Governor for the Financial Industry Regulatory Authority (FINRA); Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	92	Rochester Gas and Electric Corporation

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Associated Grocers of New England (Director Emeritus); Formerly: Lincoln Trust Advisors

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	Formerly: Lincoln Advisors Trust

Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	92	St. Vincent Health; Formerly: Lincoln Advisors Trust

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	92	Formerly: Lincoln Advisors Trust

Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012	92	Trustee of FundVantage Trust

** Steve A. Cobb, is the son-in-law of Kenneth G. Stella.

*** Charles I. Plosser was appointed Trustee effective January 1, 2018.

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.

Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.

LVIP Delaware Special Opportunities Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.

Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Vice President, Secretary, and Chief Legal Officer	Since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President and Chief Compliance Officer, Lincoln National Corporation; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Deputy General Counsel, Janney Montgomery Scott LLC.

Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.

Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.

John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

LVIP Delaware Special Opportunities Fund–21

LVIP Dimensional International Equity Managed Volatility Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2017

LVIP Dimensional International Equity Managed Volatility Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Dimensional International Equity Managed Volatility Fund

2017 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation

Sub-advised by: SSGA Funds Management, Inc.

The Fund returned 26.16% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2017, while its benchmark, the MSCI All Country World ex USA® Index (net dividends)1 returned 27.19% during the same period.

Because of expectations related to the pro-growth agenda espoused by newly-elected President Trump and U.S. Republicans, which included tax reform and less regulation, the US equity markets began 2017 positively as a continuation of the momentum experienced after Trump’s election in November 2016. Furthermore, economies outside of the U.S. largely continued accommodative monetary policies and, in many cases, expansionary fiscal policies, that were also supportive to non-U.S. equity markets from the outset of the year. As the year progressed, the International Monetary Fund (“the IMF”) upwardly revised economic growth estimates for many non-U.S. economies, including the European Union, Japan and many emerging market countries, with U.S economic growth being revised upward to a lesser extent. This synchronized global economic growth was the foundation for equity markets generating strong positive returns in 2017, along with non-U.S. equity markets outperforming U.S. equity markets for the first time since 2012 because many of those economies are in the early stages of an earnings recovery cycle. It is also notable that these returns were generated while encountering historically low volatility throughout the year.

As we expected, the Federal Reserve continued its path toward normalization of interest rates, with three 25-basis point interest rate increases during 2017 that brought the target Fed Funds rate to 1.25% -1.50%. Despite these increases to short-term interest rates and a forecast of continued increases in 2018 and beyond, longer term interest rates stayed stubbornly low as the U.S. 10-year Treasury yield ended 2017 seven basis points lower than the end of 2016, and actually spent most of the year even lower. This dynamic, combined with credit spreads steadily tightening throughout 2017, allowed the major fixed income indexes to register positive returns.

For the full year, there was wide dispersion across investment style and size. Growth stocks outperformed value stocks across most asset classes. Additionally, large cap stocks outperformed small cap stocks, with emerging market equities being the notable exception where small cap stocks outperformed large cap stocks. The Information Technology sector was the leading performer, by a wide margin, in the U.S equity markets, with Energy and Telecom being the notable laggards. An interesting dynamic that manifested itself seemed to be that one or two industries seemed to dominate positive returns within each sector. For example, refining led the energy sector by a wide margin, homebuilders and casinos led the consumer sector, etc.

The Fund invests in non-U.S. equities, with a bias towards smaller cap and value oriented companies relative to its market cap weighted benchmark, the MSCI ACWI ex USA Index. Given the fact that value stocks lagged other styles during 2017, underlying Fund performance is in line with expectations.

The volatility management overlay component of the LVIP Dimensional International Equity Managed Volatility Fund did not have a meaningful impact on relative performance during 2017. During the past year, global equity markets experienced historically low levels of volatility, which allowed for the Fund’s volatility management overlay to be less impactful to overall Fund results given that volatility management strategies are designed to add value in the bear market portion of market cycles.

Portfolio Managers:
Lincoln Investment Advisors Corporation:	Jay Shearon
Amritansh Tewary
Alex Zeng
SSGA Funds Management, Inc.:	Timothy Furbush
Lorne Johnson
Michael Martel
Philip Lee

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Dimensional International Equity Managed Volatility Fund

Growth of $10,000 invested 5/2/11 through 12/31/17

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Dimensional International Equity Managed Volatility Fund shares on 5/2/11 (commencement of operations). As the chart shows, by 12/31/17, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $12,458 for the Standard Class shares and to $12,253 for the Service Class shares. For comparison, look at how the MSCI All Country World ex USA® Index (net dividends) did from 5/2/11 through 12/31/17. The same $10,000 investment would have increased to $12,917. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during some of the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP Dimensional International Equity Managed Volatility Fund–1

LVIP Dimensional International Equity Managed Volatility Fund

2017 Annual Report Commentary (unaudited) (continued)

Average annual total returns on investment	Ended 12/31/17
Standard Class Shares
One year	+ 26.16%
Five years	+ 5.64%
Inception (5/2/11)	+ 3.35%
Service Class Shares
One year	+ 25.84%
Five years	+ 5.37%
Inception (5/2/11)	+ 3.09%

1.

The MSCI All Country World ex USA® Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States.

LVIP Dimensional International Equity Managed Volatility Fund–2

LVIP Dimensional International Equity Managed Volatility Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2017 to December 31, 2017

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Annualized Expense Ratio	Expenses Paid During Period 7/1/17 to 12/31/17*
Actual
Standard Class Shares	$1,000.00	$1,125.90	0.28%	$1.50
Service Class Shares	1,000.00	1,124.40	0.53%	2.84
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.79	0.28%	$1.43
Service Class Shares	1,000.00	1,022.53	0.53%	2.70

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies (“Underlying Funds”). In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in the table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP Dimensional International Equity Managed Volatility Fund–3

LVIP Dimensional International Equity Managed Volatility Fund

Security Type/Sector Allocations (unaudited)

As of December 31, 2017

Security Type/Sector	Percentage of Net Assets
Affiliated Investment	47.40%
Investment Company	47.40%
International Equity Fund	47.40%
Unaffiliated Investments	52.34%
Investment Companies	52.34%
International Equity Fund	47.72%
Money Market Fund	4.62%
Total Value of Securities	99.74%
Receivables and Other Assets Net of Liabilities	0.26%
Total Net Assets	100.00%

LVIP Dimensional International Equity Managed Volatility Fund–4

LVIP Dimensional International Equity Managed Volatility Fund

Schedule of Investments

December 31, 2017

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT–47.40%
INVESTMENT COMPANY–47.40%
International Equity Fund–47.40%
*Lincoln Variable Insurance Products Trust–LVIP Dimensional International Core Equity Fund	16,556,267	$190,380,514

Total Affiliated Investment (Cost $161,066,441)		190,380,514

UNAFFILIATED INVESTMENTS–52.34%
INVESTMENT COMPANIES–52.34%
International Equity Fund–47.72%
**Dimensional Investment Group–DFA International Value Portfolio	9,355,091	191,685,823

		191,685,823

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Money Market Fund–4.62%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 1.15%)	18,551,178	$18,551,178

		18,551,178

Total Unaffiliated Investments (Cost $157,437,417)		210,237,001

TOTAL VALUE OF SECURITIES–99.74% (Cost $318,503,858)	400,617,515
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.26%	1,032,705

NET ASSETS APPLICABLE TO 37,130,366 SHARES OUTSTANDING–100.00%	$401,650,220

*	Standard Class shares.
**	Class I shares.

The following futures contracts were outstanding at December 31, 2017:1

Futures Contracts

Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation	Value/ Unrealized Depreciation
Currency Contracts:
57	British Pound	$4,829,681	$4,770,044	3/20/18	$59,637	$—
53	Euro	8,000,019	7,836,945	3/20/18	163,074	—
52	Japanese Yen	5,794,100	5,755,916	3/20/18	38,184	—

					260,895	—

Equity Contracts:
190	Euro STOXX 50 Index	7,963,044	8,147,146	3/19/18	—	(184,102)
48	FTSE 100 Index	4,949,974	4,738,135	3/19/18	211,839	—
29	Nikkei 225 Index (OSE)	5,855,336	5,818,038	3/9/18	37,298	—

					249,137	(184,102)

Total Futures Contracts					$510,032	$(184,102)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, where as only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1 See Note 7 in “Notes to Financial Statements.”

Summary of Abbreviations:

DFA–Dimensional Fund Advisors

FTSE–Financial Times Stock Exchange

OSE–Osaka Securities Exchange

See accompanying notes, which are an integral part of the financial statement.

LVIP Dimensional International Equity Managed Volatility Fund–5

LVIP Dimensional International Equity Managed Volatility Fund

Statement of Assets and Liabilities

December 31, 2017

ASSETS:
Affiliated investment, at value	$190,380,514
Unaffiliated investments, at value	210,237,001
Cash collateral held at broker for futures contracts	1,266,621
Receivable for fund shares sold	161,400
Variation margin due from broker on futures contracts	90,679
Dividends receivable from investments	14,494

TOTAL ASSETS	402,150,709

LIABILITIES:
Payable for fund shares redeemed	176,737
Due to manager and affiliates	157,325
Payable for investments purchased	139,090
Other accrued expenses payable	24,813
Due to custodian	2,524

TOTAL LIABILITIES	500,489

TOTAL NET ASSETS	$401,650,220

Affiliated investment, at cost	$161,066,441
Unaffiliated investments, at cost	157,437,417

Standard Class:
Net Assets	$19,908,081
Shares Outstanding	1,839,966
Net Asset Value Per Share	$10.820

Service Class:
Net Assets	$381,742,139
Shares Outstanding	35,290,400
Net Asset Value Per Share	$10.817

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2017:
Shares of beneficial interest (unlimited authorization–no par)	$357,044,030
Undistributed net investment income	639,434
Accumulated net realized loss on investments	(38,472,802)
Net unrealized appreciation of investments and derivatives	82,439,558

TOTAL NET ASSETS	$401,650,220

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional International Equity Managed Volatility Fund–6

LVIP Dimensional International Equity Managed Volatility Fund

Statement of Operations

Year Ended December 31, 2017

INVESTMENT INCOME:
Dividends from unaffiliated investments	$5,131,243
Dividends from affiliated investment	3,234,474

8,365,717

EXPENSES:
Management fees	836,670
Distribution fees-Service Class	790,615
Shareholder servicing fees	68,088
Accounting and administration expenses	51,933
Professional fees	29,487
Reports and statements to shareholders	28,868
Custodian fees	9,767
Trustees’ fees and expenses	8,959
Consulting fees	4,868
Pricing fees	173
Other	2,464

1,831,892
Less:
Management fees waived	(133,867)
Expenses paid indirectly	(230)

Total operating expenses	1,697,795

NET INVESTMENT INCOME	6,667,922

NET REALIZED AND UNREALIZED GAIN:
Net realized gain from:
Sale of affiliated investment	121,806
Sale of unaffiliated investments	150,776
Foreign currencies	194,591
Futures contracts	4,256,336

Net realized gain	4,723,509

Net change in unrealized appreciation (depreciation) of:
Affiliated investment	34,097,846
Unaffiliated investments	31,341,959
Foreign currencies	288
Futures contracts	(71,495)

Net change in unrealized appreciation (depreciation)	65,368,598

NET REALIZED AND UNREALIZED GAIN	70,092,107

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$76,760,029

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional International Equity Managed Volatility Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/17	12/31/16
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$6,667,922	$6,059,418
Net realized gain (loss)	4,723,509	(41,305,044)
Net change in unrealized appreciation (depreciation)	65,368,598	41,140,794

Net increase in net assets resulting from operations	76,760,029	5,895,168

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(417,093)	(382,787)
Service Class	(7,002,648)	(5,554,924)
Net realized gain:
Standard Class	—	(267,828)
Service Class	—	(4,285,095)

	(7,419,741)	(10,490,634)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	2,201,004	3,601,359
Service Class	82,327,327	54,295,621
Reinvestment of dividends and distributions:
Standard Class	417,093	650,615
Service Class	7,002,648	9,840,019

	91,948,072	68,387,614

Cost of shares redeemed:
Standard Class	(3,158,686)	(3,395,761)
Service Class	(42,656,816)	(36,593,553)

	(45,815,502)	(39,989,314)

Increase in net assets derived from capital share transactions	46,132,570	28,398,300

NET INCREASE IN NET ASSETS	115,472,858	23,802,834
NET ASSETS:
Beginning of year	286,177,362	262,374,528

End of year	$401,650,220	$286,177,362

Undistributed net investment income	$639,434	$1,196,662

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional International Equity Managed Volatility Fund–7

LVIP Dimensional International Equity Managed Volatility Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Dimensional International Equity Managed Volatility Fund Standard Class
	Year Ended
	12/31/17	12/31/16[1]	12/31/15	12/31/14	12/31/13

Net asset value, beginning of period.	$8.760	$8.941	$9.403	$10.391	$9.202

Income (loss) from investment operations:
Net investment income[2]	0.220	0.215	0.089	0.270	0.246
Net realized and unrealized gain (loss)	2.070	(0.047)	(0.461)	(1.048)	1.142

Total from investment operations	2.290	0.168	(0.372)	(0.778)	1.388

Less dividends and distributions from:
Net investment income	(0.230)	(0.206)	(0.090)	(0.210)	(0.187)
Net realized gain	—	(0.143)	—	—	(0.012)

Total dividends and distributions	(0.230)	(0.349)	(0.090)	(0.210)	(0.199)

Net asset value, end of period	$10.820	$8.760	$8.941	$9.403	$10.391

Total return[3]	26.16%	1.97%	(3.97% )	(7.50% )	15.12%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$19,908	$16,599	$16,022	$33,237	$34,646
Ratio of expenses to average net assets[4]	0.27%	0.22%	0.19%	0.33%	0.33%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.31%	0.31%	0.33%	0.33%	0.37%
Ratio of net investment income to average net assets	2.23%	2.48%	0.92%	2.62%	2.50%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.19%	2.39%	0.78%	2.62%	2.46%
Portfolio turnover	7%	61%	119% [5]	13%	13%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

[5]	As a result of changes in the Fund’s investment strategy, the portfolio turnover exceeded 100%.

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional International Equity Managed Volatility Fund–8

LVIP Dimensional International Equity Managed Volatility Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Dimensional International Equity Managed Volatility Fund Service Class
	Year Ended
	12/31/17	12/31/16[1]	12/31/15	12/31/14	12/31/13

Net asset value, beginning of period	$8.760	$8.942	$9.403	$10.390	$9.202

Income (loss) from investment operations:
Net investment income[2]	0.196	0.193	0.064	0.243	0.223
Net realized and unrealized gain (loss)	2.066	(0.048)	(0.458)	(1.046)	1.139

Total from investment operations	2.262	0.145	(0.394)	(0.803)	1.362

Less dividends and distributions from:
Net investment income	(0.205)	(0.184)	(0.067)	(0.184)	(0.162)
Net realized gain	—	(0.143)	—	—	(0.012)

Total dividends and distributions	(0.205)	(0.327)	(0.067)	(0.184)	(0.174)

Net asset value, end of period	$10.817	$8.760	$8.942	$9.403	$10.390

Total return[3]	25.84%	1.72%	(4.21% )	(7.74% )	14.84%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$381,742	$269,578	$246,353	$182,247	$101,016
Ratio of expenses to average net assets[4]	0.52%	0.47%	0.44%	0.58%	0.58%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.56%	0.56%	0.58%	0.58%	0.62%
Ratio of net investment income to average net assets	1.98%	2.23%	0.67%	2.37%	2.25%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.94%	2.14%	0.53%	2.37%	2.21%
Portfolio turnover	7%	61%	119% [5]	13%	13%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

[5]	As a result of changes in the Fund’s investment strategy, the portfolio turnover exceeded 100%.

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional International Equity Managed Volatility Fund–9

LVIP Dimensional International Equity Managed Volatility Fund

Notes to Financial Statements

December 31, 2017

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 92 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Dimensional International Equity Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund operates under a fund of funds structure and invests substantially all of its assets in open-end investment companies that are advised by Lincoln Investment Advisors Corporation (“LIAC”) or other unaffiliated managers (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments, and employ an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Financial statements for the Underlying Funds can be found at www.sec.gov.

The investment objective of the Fund is to seek long-term capital appreciation.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–The Fund values Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. Investments in government money market funds have a stable NAV. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information. Futures contracts are valued at the daily quoted settlement prices.

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended December 31, 2017 and for all open tax years (years ended December 31, 2014-December 31, 2016), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2017, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Income and capital gains distributions from the Underlying Funds are recorded on the ex-dividend date.

LVIP Dimensional International Equity Managed Volatility Fund–10

LVIP Dimensional International Equity Managed Volatility Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund receives earning credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this arrangement is included in “Custodian fees” on the Statements of Operations with the corresponding expense offset shown as “Expenses paid indirectly”.

2. Management Fees and Other Transactions With Affiliates

LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.25% of the average daily net assets of the Fund. The fee is calculated daily and paid monthly. This fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC).

LIAC has contractually agreed to waive a portion of its advisory fee. LIAC has contractually agreed to waive 0.04% of average daily net assets of the Fund. This agreement will continue through at least April 30, 2018, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.

SSGA Funds Management, Inc. (the “Sub-Adviser”) is responsible for managing the Fund’s volatility management overlay. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2017, costs for these administrative and legal services were as follows:

Administrative	$18,520
Legal	3,196

Lincoln Life also provides certain contract holder and additional corporate services to the Fund. Effective May 1, 2017, the Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund’s average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $21,125 for the year ended December 31, 2017.

The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.

In addition to the management fee and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.

At December 31, 2017, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$69,353
Distribution fees payable to LFD	78,395
Shareholder servicing fees payable to Lincoln Life	9,577

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

LVIP Dimensional International Equity Managed Volatility Fund–11

LVIP Dimensional International Equity Managed Volatility Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers’ outstanding securities (non-LVIP Funds). Affiliated investments of the Fund and the corresponding investment activity for the year ended December 31, 2017, were as follows:

	Value 12/31/16	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/17	Dividends	Capital Gain Distributions
LVIP Dimensional International Core Equity Fund	$133,836,090	$34,367,427	$12,042,655	$121,806	$34,097,846	$190,380,514	$3,234,474	$—

3. Investments

For the year ended December 31, 2017, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$72,529,393
Sales	22,100,150

At December 31, 2017, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:

Cost of investments and derivatives	$322,640,462

Aggregate unrealized appreciation of investments and derivatives	$82,150,955
Aggregate unrealized depreciation of investments and derivatives	(3,847,972)

Net unrealized appreciation of investments and derivatives	$78,302,983

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

LVIP Dimensional International Equity Managed Volatility Fund–12

LVIP Dimensional International Equity Managed Volatility Fund

Notes to Financial Statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2017:

Level 1
Investments:
Assets:
Affiliated Investment Company	$190,380,514
Unaffiliated Investment Companies	210,237,001

Total Investments	$400,617,515

Derivatives:
Assets:
Futures Contracts	$510,032

Liabilities:
Futures Contracts	$(184,102)

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2017, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2017 and 2016 was as follows:

	Year Ended
	12/31/17	12/31/16
Ordinary income	$7,419,741	$5,937,711
Long-term capital gains	—	4,552,923

Total	$7,419,741	$10,490,634

5. Components of Net Assets on a Tax Basis

As of December 31, 2017, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$357,044,030
Undistributed ordinary income	639,434
Capital loss carryforward	(34,336,227)
Net unrealized appreciation	78,302,983

Net assets	$401,650,220

The differences between book basis and tax basis components of net assets are primarily attributable to mark-to-market of futures contracts and tax deferral of losses due to wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of foreign currency contracts. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2017, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$194,591	$(194,591)

LVIP Dimensional International Equity Managed Volatility Fund–13

LVIP Dimensional International Equity Managed Volatility Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

As of December 31, 2017, the Fund had the following capital loss carryforwards for federal income tax purposes:

Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$28,954,253	$5,381,974	$34,336,227

In 2017, the Fund utilized $4,857,649 of capital loss carryforwards.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/17	12/31/16
Shares sold:
Standard Class	221,406	416,789
Service Class	8,217,101	6,307,336
Shares reinvested:
Standard Class	38,804	75,149
Service Class	651,925	1,138,080

	9,129,236	7,937,354

Shares redeemed:
Standard Class	(315,172)	(388,926)
Service Class	(4,352,923)	(4,220,492)

	(4,668,095)	(4,609,418)

Net increase	4,461,141	3,327,936

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objectives and strategies. The Fund may invest in futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund’s investments; to facilitate investments in portfolio securities; and to reduce cost. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

During the year ended December 31, 2017, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool and to hedge currency risks associated with the Fund’s investments.

LVIP Dimensional International Equity Managed Volatility Fund–14

LVIP Dimensional International Equity Managed Volatility Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

Fair values of derivative instruments as of December 31, 2017 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Currency contracts)*	Variation margin due from broker on futures contracts	$260,895	Variation margin due from broker on futures contracts	$—
Futures contracts (Equity contracts)*	Variation margin due from broker on futures contracts	249,137	Variation margin due from broker on futures contracts	(184,102)

Total		$510,032		$(184,102)

*Includes	cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2017.
Only	current day variation margin is reported on the “Statement of Assets and Liabilities.”

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2017 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$3,324,830	$(600,318)
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	931,506	528,823

Total		$4,256,336	$ (71,495)

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2017.

	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$40,299,256	$—

8. Market Risk

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Recent Regulatory Reporting Updates

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amended Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. As of August 1, 2017, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.

11. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Dimensional International Equity Managed Volatility Fund–15

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of LVIP Dimensional International Equity Managed Volatility Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of LVIP Dimensional International Equity Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.

Philadelphia, Pennsylvania

February 22, 2018

LVIP Dimensional International Equity Managed Volatility Fund–16

LVIP Dimensional International Equity Managed Volatility Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2017, the Funds report distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Funds’ total distributions.

Approval of Investment Management Agreement

On August 22-23 and September 11-12, 2017, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with State Street Global Advisors (“SSGA”) (collectively, with the investment management agreement, the “Advisory Agreements” and each individually an “Advisory Agreement”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data, and SSGA prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and SSGA provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and SSGA provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed. The Board determined that, given the totality of the information provided with respect to the Advisory Agreements, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding the structure of portfolio manager compensation, brokerage practices, risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement.

The Board considered that the Funds are managed with an actively-managed risk-management overlay using up to 20% of a Fund’s net assets (the “Risk-Management Sleeve”) and that at least 80% of each Fund’s net assets are invested in an underlying fund or funds (the “Equity Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and reduce the impact on the Funds’ portfolio of significant market downturns during periods of high volatility. The Board considered that the Funds’ investments in exchange-traded futures and their resulting costs limit the upside participation of the Funds in strong, increasing markets relative to unhedged funds. The Board also considered that SSGA had been appointed sub-adviser to the Risk-Management Sleeve of the Funds effective May 1, 2016. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information (including total return and standard deviation) provided by Morningstar for the standard class of each Fund compared to the return of a benchmark index for the one, three and five year periods, as applicable, ended March 31, 2017. The Board noted LIAC’s view that the performance peer group of mutual funds provided by Morningstar provided little comparative value as the performance peer group did not generally include an actively managed volatility management overlay. The Board also considered an in-person presentation by representatives of Oliver Wyman, an independent management consulting firm, that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of risk control funds from 11 variable annuity sponsors.

LVIP Dimensional International Equity Managed Volatility Fund–17

LVIP Dimensional International Equity Managed Volatility Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

The Board considered that LIAC had delegated day-to-day portfolio management of the Risk-Management Sleeve to SSGA and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model. The Board also considered an in-person presentation by representatives of SSGA regarding the performance of the Managed Volatility Funds sub-advised by SSGA as well as presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve. The Board also considered that in February, 2016, the managed volatility model was adjusted with the intention that the risk overlay would reduce the negative contribution to returns in certain markets while maintaining market downturn protection. The Board noted LIAC’s view that it expects the negative impact of the volatility management overlay to dampen over a full market cycle. The Board concluded that LIAC had appropriately reviewed and monitored SSGA’s performance.

The Board reviewed the Fund’s total return and standard deviation compared to the total return and standard deviation of the MSCI EAFE Net Risk Control 10% Total Return USD Index. The Board noted that the Fund’s total return was above the return of the benchmark index for the one, three and five year periods. The Board also considered that the Fund had been restructured in February 2016 to add an additional underlying fund for increased diversification. The Board concluded that the services provided by LIAC were satisfactory.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar expense peer group and category median. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2018. The Board noted that the investment management fee for the Fund was lower than the median management fee of the Morningstar expense peer group without giving effect to the advisory fee waiver. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2018 and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA on behalf of the each of the Funds, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board reviewed the services provided by SSGA, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of SSGA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.

Performance. The Board considered that SSGA’s responsibility was to implement trading based on the managed volatility model and that traditional measures of performance would not be relevant in assessing SSGA’s implementation of the model. The Board also considered that in February, 2016, the managed volatility model was adjusted with the intention that the risk overlay would reduce the negative contribution to returns in certain markets while maintaining market downturn protection. The Board noted LIAC’s view that it expects the negative impact of the volatility management overlay to dampen over a full market cycle. The Board also considered various in-person presentations related to the performance of the Risk-Management Sleeve by representatives of SSGA and Oliver Wyman. The Board concluded that the services provided by SSGA were satisfactory.

Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule, noted that SSGA stated that it did not provide similar managed volatility subadvisory services to other investment companies. The Board considered that LIAC compensates SSGA from its fees and that the subadvisory fee schedule was negotiated between LIAC and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.

Profitability and Fallout Benefits. The Board noted that the subadvisory fee schedule was negotiated between LIAC and SSGA, an unaffiliated third party, and that LIAC compensates SSGA from its fees. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Fund in the marketplace and its ability to leverage resources.

LVIP Dimensional International Equity Managed Volatility Fund–18

LVIP Dimensional International Equity Managed Volatility Fund

Other Fund Information (unaudited) (continued)

Approval of Subadvisory Agreement (continued)

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.

LVIP Dimensional International Equity Managed Volatility Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.

The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.

The term Fund Complex includes the 92 series of Lincoln Variable Insurance Products Trust.

Interested Trustee

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	Formerly: Lincoln Advisors Trust

* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of both the Advisor and The Lincoln National Life Insurance Company, the parent company of the Trust’s Adviser.

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	92	Formerly: Lincoln Advisors Trust

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	Formerly: Lincoln Advisors Trust

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	Formerly: Lincoln Advisors Trust

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Formerly: Lincoln Advisors Trust

LVIP Dimensional International Equity Managed Volatility Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Charles I. Plosser*** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Public Governor for the Financial Industry Regulatory Authority (FINRA); Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	92	Rochester Gas and Electric Corporation

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Associated Grocers of New England (Director Emeritus); Formerly: Lincoln Trust Advisors

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	Formerly: Lincoln Advisors Trust

Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	92	St. Vincent Health; Formerly: Lincoln Advisors Trust

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	92	Formerly: Lincoln Advisors Trust

Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012	92	Trustee of FundVantage Trust

**   Steve A. Cobb, is the son-in-law of Kenneth G. Stella.

*** Charles I. Plosser was appointed Trustee effective January 1, 2018.

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.

Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.

LVIP Dimensional International Equity Managed Volatility Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.

Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Vice President, Secretary, and Chief Legal Officer	Since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President and Chief Compliance Officer, Lincoln National Corporation; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Deputy General Counsel, Janney Montgomery Scott LLC.

Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.

Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.

John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

LVIP Dimensional International Equity Managed Volatility Fund–22

LVIP Dimensional U.S. Equity Managed Volatility Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2017

LVIP Dimensional U.S. Equity

Managed Volatility Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Dimensional U.S. Equity Managed Volatility Fund

2017 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation

Sub-advised by: SSGA Funds Management, Inc.

The Fund returned 19.17% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2017, while its benchmark, the Russell 3000® Index1, returned 21.13% during the same period.

Because of expectations related to the pro-growth agenda espoused by newly-elected President Trump and U.S. Republicans, which included tax reform and less regulation, the US equity markets began 2017 positively as a continuation of the momentum experienced after Trump’s election in November 2016. Furthermore, economies outside of the U.S. largely continued accommodative monetary policies and, in many cases, expansionary fiscal policies, that were also supportive to non-U.S. equity markets from the outset of the year. As the year progressed, the International Monetary Fund (“the IMF”) upwardly revised economic growth estimates for many non-U.S. economies, including the European Union, Japan and many emerging market countries, with U.S economic growth being revised upward to a lesser extent. This synchronized global economic growth was the foundation for equity markets generating strong positive returns in 2017, along with non-U.S. equity markets outperforming U.S. equity markets for the first time since 2012 because many of those economies are in the early stages of an earnings recovery cycle. It is also notable that these returns were generated while encountering historically low volatility throughout the year.

As we expected, the Federal Reserve continued its path toward normalization of interest rates, with three 25-basis point interest rate increases during 2017 that brought the target Fed Funds rate to 1.25% -1.50%. Despite these increases to short-term interest rates and a forecast of continued increases in 2018 and beyond, longer term interest rates stayed stubbornly low as the U.S. 10-year Treasury yield ended 2017 seven basis points lower than the end of 2016, and actually spent most of the year even lower. This dynamic, combined with credit spreads steadily tightening throughout 2017, allowed the major fixed income indexes to register positive returns.

For the full year, there was wide dispersion across investment style and size. Growth stocks outperformed value stocks across most asset classes. Additionally, large cap stocks outperformed small cap stocks, with emerging market equities being the notable exception where small cap stocks outperformed large cap stocks. The Information Technology sector was the leading performer, by a wide margin, in the U.S equity markets, with Energy and Telecom being the notable laggards. An interesting dynamic that manifested itself seemed to be that one or two industries seemed to dominate positive returns within each sector. For example, refining led the energy sector by a wide margin, homebuilders and casinos led the consumer sector, etc.

The Fund invests in U.S. equities, with a bias towards smaller cap and value oriented companies relative to its market cap weighted benchmark, the Russell 3000 Index. Given the fact that value stocks lagged other styles during 2017, underlying Fund performance is in line with expectations.

The volatility management overlay component of the Fund did not have a meaningful impact on relative performance during 2017. During the past year, global equity markets experienced historically low levels of volatility, which allowed for the Fund’s volatility management overlay to be less impactful to overall Fund results given that volatility management strategies are designed to add value in the bear market portion of market cycles.

Portfolio Managers:
Lincoln Investment Advisors Corporation:	Jay Shearon
Amritansh Tewary
Alex Zeng
SSGA Funds Management, Inc.:	Timothy Furbush
Lorne Johnson
Michael Martel
Philip Lee

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 5/2/11 through 12/31/17

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Dimensional U.S. Equity Managed Volatility Fund shares on 5/2/11 (commencement of operations). As the chart shows, by 12/31/17, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $17,957 for the Standard Class shares and to $17,664 for the Service Class shares. For comparison, look at how the Russell 3000® Index did from 5/2/11 through 12/31/17. The same $10,000 investment would have increased to $22,143. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during some of the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP Dimensional U.S. Equity Managed Volatility Fund–1

LVIP Dimensional U.S. Equity Managed Volatility Fund

2017 Annual Report Commentary (unaudited) (continued)

Average annual total returns on investment	Ended 12/31/17
Standard Class Shares
One Year	+ 19.17%
Five Years	+ 10.60%
Inception (5/2/11)	+ 9.17%
Service Class Shares
One Year	+ 18.87%
Five Years	+ 10.32%
Inception (5/2/11)	+ 8.90%

1.

The Russell 3000® Index is a capitalization weighted total return index which is comprised of 3,000 of the largest capitalized U.S. domiciled companies. This portfolio of securities represents approximately 98% of the investable U.S. equity market.

LVIP Dimensional U.S. Equity Managed Volatility Fund–2

LVIP Dimensional U.S. Equity Managed Volatility Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2017 to December 31, 2017

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Annualized Expense Ratio	Expenses Paid During Period 7/1/17 to 12/31/17*
Actual
Standard Class Shares	$1,000.00	$1,111.50	0.31%	$1.65
Service Class Shares	1,000.00	1,110.10	0.56%	2.98
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.64	0.31%	$1.58
Service Class Shares	1,000.00	1,022.38	0.56%	2.85

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies (“Underlying Funds”). In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in the table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP Dimensional U.S. Equity Managed Volatility Fund–3

LVIP Dimensional U.S. Equity Managed Volatility Fund

Security Type/Sector Allocations (unaudited)

As of December 31, 2017

Security Type/Sector	Percentage of Net Assets

Affiliated Investment	57.09%

Investment Company	57.09%

Equity Fund	57.09%

Unaffiliated Investments	42.87%

Investment Companies	42.87%

Equity Fund	38.01%
Money Market Fund	4.86%

Total Value of Securities	99.96%

Receivables and Other Assets Net of Liabilities	0.04%

Total Net Assets	100.00%

LVIP Dimensional U.S. Equity Managed Volatility Fund–4

LVIP Dimensional U.S. Equity Managed Volatility Fund

Schedule of Investments

December 31, 2017

	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT–57.09%
INVESTMENT COMPANY–57.09%
Equity Fund–57.09%
*Lincoln Variable Insurance Products Trust–LVIP Dimensional U.S. Core Equity 2 Fund	34,709,382	$438,587,752

Total Affiliated Investment (Cost $350,230,598)		438,587,752

UNAFFILIATED INVESTMENTS–42.87%
INVESTMENT COMPANIES–42.87%
Equity Fund–38.01%
**Dimensional Investment Group–DFA U.S. Large Company Portfolio	14,099,598	292,002,684

		292,002,684

	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Money Market Fund–4.86%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 1.15%)	37,376,762	$37,376,762

		37,376,762

Total Unaffiliated Investments (Cost $253,373,093)		329,379,446

TOTAL VALUE OF SECURITIES–99.96% (Cost $603,603,691)	767,967,198
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.04%	288,574

NET ASSETS APPLICABLE TO 50,277,947 SHARES OUTSTANDING–100.00%	$768,255,772

*	Standard Class shares.

**	Institutional Class shares.

The following futures contracts were outstanding at December 31, 2017:1

Futures Contracts

Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation
Equity Contracts:
46	E-mini Russell 2000 Index	$3,533,950	$3,475,865	3/19/18	$ 58,085
186	E-mini S&P 500 Index	24,886,800	24,572,417	3/19/18	314,383
41	E-mini S&P MidCap 400 Index	7,799,840	7,738,285	3/19/18	61,555

Total Futures Contracts					$ 434,023

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1 See Note 7 in “Notes to Financial Statements.”

Summary of Abbreviations:

DFA–Dimensional Fund Advisors

S&P–Standard & Poor’s

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional U.S. Equity Managed Volatility Fund–5

LVIP Dimensional U.S. Equity Managed Volatility Fund

Statement of Assets and Liabilities

December 31, 2017

ASSETS:
Affiliated investment, at value	$438,587,752
Unaffiliated investments, at value	329,379,446
Cash collateral held at broker for futures contracts	1,218,700
Receivable for fund shares sold	107,328
Dividends receivable from investments	28,656
Cash	11,533

TOTAL ASSETS	769,333,415

LIABILITIES:
Payable for fund shares redeemed	370,962
Due to manager and affiliates	337,878
Payable for investments purchased	173,435
Variation margin due to broker on futures contracts	167,900
Other accrued expenses payable	27,468

TOTAL LIABILITIES	1,077,643

TOTAL NET ASSETS	$768,255,772

Affiliated investment, at cost	$350,230,598
Unaffiliated investments, at cost	253,373,093

Standard Class:
Net Assets	$26,960,389
Shares Outstanding	1,763,069
Net Asset Value Per Share	$15.292

Service Class:
Net Assets	$741,295,383
Shares Outstanding	48,514,878
Net Asset Value Per Share	$15.280

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2017:
Shares of beneficial interest (unlimited authorization–no par)	$633,952,975
Undistributed net investment income	101,486
Accumulated net realized loss on investments	(30,596,219)
Net unrealized appreciation of investments and derivatives	164,797,530

TOTAL NET ASSETS	$768,255,772

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional U.S. Equity Managed Volatility Fund–6

LVIP Dimensional U.S. Equity Managed Volatility Fund

Statement of Operations

Year Ended December 31, 2017

INVESTMENT INCOME:
Dividends from affiliated investment	$4,782,310
Dividends from unaffiliated investments	5,568,762

10,351,072

EXPENSES:
Management fees	1,720,798
Distribution fees-Service Class	1,657,744
Shareholder servicing fees	139,013
Accounting and administration expenses	75,461
Reports and statements to shareholders	44,322
Professional fees	35,640
Trustees’ fees and expenses	18,647
Custodian fees	9,230
Consulting fees	6,101
Pricing fees	117
Other	6,653

3,713,726
Less:
Expenses paid indirectly	(190)

Total operating expenses	3,713,536

NET INVESTMENT INCOME:	6,637,536

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain from:
Distributions from unaffiliated investments	771,225
Sale of affiliated investment	65,120
Sale of unaffiliated investments	123,043
Futures contracts	5,997,758

Net realized gain	6,957,146

Net change in unrealized appreciation (depreciation) of:
Affiliated investment	60,911,852
Unaffiliated investments	44,411,318
Futures contracts	672,033

Net change in unrealized appreciation (depreciation)	105,995,203

NET REALIZED AND UNREALIZED GAIN	112,952,349

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$119,589,885

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional U.S. Equity Managed Volatility Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/17	12/31/16
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$6,637,536	$5,658,146
Net realized gain (loss)	6,957,146	(37,898,181)
Net change in unrealized appreciation (depreciation)	105,995,203	86,176,025

Net increase in net assets resulting from operations	119,589,885	53,935,990

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(292,247)	(288,882)
Service Class	(6,370,611)	(5,322,747)
Net realized gain:
Standard Class	—	(1,781,298)
Service Class	—	(41,422,520)

	(6,662,858)	(48,815,447)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	3,610,227	5,824,868
Service Class	153,093,586	133,589,975
Reinvestment of dividends and distributions:
Standard Class	292,247	2,070,180
Service Class	6,370,611	46,745,267

	163,366,671	188,230,290

Cost of shares redeemed:
Standard Class	(5,046,496)	(5,229,970)
Service Class	(78,383,809)	(62,892,778)

	(83,430,305)	(68,122,748)

Increase in net assets derived from capital share transactions	79,936,366	120,107,542

NET INCREASE IN NET ASSETS	192,863,393	125,228,085
NET ASSETS:
Beginning of year	575,392,379	450,164,294

End of year	$768,255,772	$575,392,379

Undistributed net investment income	$101,486	$50,370

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional U.S. Equity Managed Volatility Fund–7

LVIP Dimensional U.S. Equity Managed Volatility Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Dimensional U.S. Equity Managed Volatility Fund Standard Class
	Year Ended
	12/31/17	12/31/16[1]	12/31/15	12/31/14	12/31/13

Net asset value, beginning of period.	$12.972	$12.919	$14.157	$13.649	$10.715

Income (loss) from investment operations:
Net investment income[2]	0.169	0.180	0.133	0.154	0.165
Net realized and unrealized gain (loss)	2.318	1.181	(1.210)	0.488	2.955

Total from investment operations	2.487	1.361	(1.077)	0.642	3.120

Less dividends and distributions from:
Net investment income	(0.167)	(0.159)	(0.161)	(0.134)	(0.125)
Net realized gain	—	(1.149)	—	—	(0.061)

Total dividends and distributions	(0.167)	(1.308)	(0.161)	(0.134)	(0.186)

Net asset value, end of period	$15.292	$12.972	$12.919	$14.157	$13.649

Total return[3]	19.17%	11.13%	(7.61% )	4.70%	29.18%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$26,961	$23,926	$20,947	$22,848	$15,078
Ratio of expenses to average net assets[4]	0.30%	0.24%	0.18%	0.31%	0.32%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.30%	0.30%	0.32%	0.31%	0.33%
Ratio of net investment income to average net assets	1.20%	1.39%	0.96%	1.11%	1.31%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.20%	1.33%	0.82%	1.11%	1.30%
Portfolio turnover	6%	41%	108%[5]	26%	15%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

[5]	As a result of changes in the Fund’s investment strategy, the portfolio turnover exceeded 100%.

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional U.S. Equity Managed Volatility Fund–8

LVIP Dimensional U.S. Equity Managed Volatility Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Dimensional U.S. Equity Managed Volatility Fund Service Class
	Year Ended
	12/31/17	12/31/16[1]	12/31/15	12/31/14	12/31/13

Net asset value, beginning of period	$12.965	$12.915	$14.151	$13.645	$10.714

Income (loss) from investment operations:
Net investment income[2]	0.134	0.147	0.098	0.119	0.133
Net realized and unrealized gain (loss)	2.313	1.178	(1.207)	0.487	2.953

Total from investment operations	2.447	1.325	(1.109)	0.606	3.086

Less dividends and distributions from:
Net investment income	(0.132)	(0.126)	(0.127)	(0.100)	(0.094)
Net realized gain	—	(1.149)	—	—	(0.061)

Total dividends and distributions	(0.132)	(1.275)	(0.127)	(0.100)	(0.155)

Net asset value, end of period	$15.280	$12.965	$12.915	$14.151	$13.645

Total return[3]	18.87%	10.86%	(7.85% )	4.44%	28.86%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$741,295	$551,466	$429,217	$356,311	$220,223
Ratio of expenses to average net assets[4]	0.55%	0.49%	0.43%	0.56%	0.57%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.55%	0.55%	0.57%	0.56%	0.58%
Ratio of net investment income to average net assets	0.95%	1.14%	0.71%	0.86%	1.06%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.95%	1.08%	0.57%	0.86%	1.05%
Portfolio turnover	6%	41%	108%[5]	26%	15%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

[5]	As a result of changes in the Fund’s investment strategy, the portfolio turnover exceeded 100%.

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional U.S. Equity Managed Volatility Fund–9

LVIP Dimensional U.S. Equity Managed Volatility Fund

Notes to Financial Statements

December 31, 2017

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 92 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Dimensional U.S. Equity Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund operates under a fund of funds structure and invests substantially all of its assets in open-end investment companies that are advised by Lincoln Investment Advisors Corporation (“LIAC”) or other unaffiliated managers (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments, and employ an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Financial statements for the Underlying Funds can be found at www.sec.gov.

The Fund’s investment objective is to seek long-term capital appreciation.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–The Fund values Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. Investments in government money market funds have a stable NAV. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information. Futures contracts are valued at the daily quoted settlement prices.

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended December 31, 2017 and for all open tax years (years ended December 31, 2014-December 31, 2016), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2017, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Income and capital gains distributions from the Underlying Funds are recorded on the ex-dividend date. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund receives earning credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this arrangement is included in “Custodian fees” on the Statements of Operations with the corresponding expense offset shown as “Expenses paid indirectly”.

LVIP Dimensional U.S. Equity Managed Volatility Fund–10

LVIP Dimensional U.S. Equity Managed Volatility Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates

LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.25% of the average daily net assets of the Fund. The fee is calculated daily and paid monthly. This fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC).

SSGA Funds Management, Inc. (the “Sub-Adviser”) is responsible for managing the Fund’s volatility management overlay. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2017, costs for these administrative and legal services were as follows:

Administrative	$38,444
Legal	6,597

Lincoln Life also provides certain contract holder and additional corporate services to the Fund. Effective May 1, 2017, the Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund’s average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $34,592 for the year ended December 31, 2017.

The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.

In addition to the management fee and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.

At December 31, 2017, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$162,389
Distribution fees payable to LFD	156,652
Shareholder servicing fees payable to Lincoln Life	18,837

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of issuers’ outstanding securities (non-LVIP Funds). Affiliated investments of the Fund and the corresponding investment activity for the year ended December 31, 2017, were as follows:

	Value 12/31/16	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/17	Dividends	Capital Gain Distributions
LVIP Dimensional U.S. Core Equity 2 Fund	$320,330,064	$77,129,874	$19,849,158	$65,120	$60,911,852	$438,587,752	$4,782,310	$—

LVIP Dimensional U.S. Equity Managed Volatility Fund–11

LVIP Dimensional U.S. Equity Managed Volatility Fund

Notes to Financial Statements (continued)

3. Investments

For the year ended December 31, 2017, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$127,712,829
Sales	38,056,809

At December 31, 2017, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:

Cost of investments and derivatives	$607,484,658

Aggregate unrealized appreciation of investments and derivatives	$160,916,563
Aggregate unrealized depreciation of investments and derivatives	—

Net unrealized appreciation of investments and derivatives	$160,916,563

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2017:

Level 1
Investments:
Assets:
Affiliated Investment Company	$438,587,752
Unaffiliated Investment Companies	329,379,446

Total Investments	$767,967,198

Derivatives:
Assets:
Futures Contracts	$434,023

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2017, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income

LVIP Dimensional U.S. Equity Managed Volatility Fund–12

LVIP Dimensional U.S. Equity Managed Volatility Fund

Notes to Financial Statements (continued)

4. Dividend and Distribution Information (continued)

tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2017 and 2016 was as follows:

	Year Ended
	12/31/17	12/31/16
Ordinary income	$6,662,858	$5,611,629
Long-term capital gains	—	43,203,818

Total	$6,662,858	$48,815,447

5. Components of Net Assets on a Tax Basis

As of December 31, 2017, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$633,952,975
Undistributed ordinary income	101,486
Capital loss carryforward	(26,715,252)
Net unrealized appreciation	160,916,563

Net assets	$768,255,772

The differences between book basis and tax basis components of net assets are primarily attributable to mark-to-market of futures contracts and tax deferral of losses due to wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of distributions received from underlying investments. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2017, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$76,438	$(76,438)

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

As of December 31, 2017, the Fund had the following capital loss carryforwards for federal income tax purposes:

Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$26,715,252	$—	$26,715,252

In 2017, the Fund utilized $7,629,466 of capital loss carryforwards.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/17	12/31/16
Shares sold:
Standard Class	259,211	451,931
Service Class	11,119,279	10,394,195
Shares reinvested:
Standard Class	19,009	167,128
Service Class	414,770	3,787,266

	11,812,269	14,800,520

Shares redeemed:
Standard Class	(359,583)	(396,086)
Service Class	(5,554,097)	(4,880,253)

	(5,913,680)	(5,276,339)

Net increase	5,898,589	9,524,181

LVIP Dimensional U.S. Equity Managed Volatility Fund–13

LVIP Dimensional U.S. Equity Managed Volatility Fund

Notes to Financial Statements (continued)

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objectives and strategies. The Fund may invest in futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund’s investments; to facilitate investments in portfolio securities; and to reduce cost. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

During the year ended December 31, 2017, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions and as a cash management tool.

Fair values of derivative instruments as of December 31, 2017 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)*	Variation margin due to broker on futures contracts	$434,023	Variation margin due to broker on futures contracts	$—

*Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2017. Only current day variation margin is reported on the “Statement of Assets and Liabilities.”

The effect of derivative instruments on the Statement of Operations for year ended December 31, 2017 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$5,997,758	$672,033

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2017.

	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$40,760,658	$—

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

9. Recent Regulatory Reporting Updates

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amended Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments.

LVIP Dimensional U.S. Equity Managed Volatility Fund–14

LVIP Dimensional U.S. Equity Managed Volatility Fund

Notes to Financial Statements (continued)

9. Recent Regulatory Reporting Updates (continued)

As of August 1, 2017, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Dimensional U.S. Equity Managed Volatility Fund–15

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of LVIP Dimensional U.S. Equity Managed Volatility Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of LVIP Dimensional U.S. Equity Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.

Philadelphia, Pennsylvania

February 22, 2018

LVIP Dimensional U.S. Equity Managed Volatility Fund–16

LVIP Dimensional U.S. Equity Managed Volatility Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2017, the Funds report distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Funds’ total distributions.

Approval of Investment Management Agreement

On August 22-23 and September 11-12, 2017, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with State Street Global Advisors (“SSGA”) (collectively, with the investment management agreement, the “Advisory Agreements” and each individually an “Advisory Agreement”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data, and SSGA prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and SSGA provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and SSGA provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed. The Board determined that, given the totality of the information provided with respect to the Advisory Agreements, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding the structure of portfolio manager compensation, brokerage practices, risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement.

The Board considered that the Funds are managed with an actively-managed risk-management overlay using up to 20% of a Fund’s net assets (the “Risk-Management Sleeve”) and that at least 80% of each Fund’s net assets are invested in an underlying fund or funds (the “Equity Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and reduce the impact on the Funds’ portfolio of significant market downturns during periods of high volatility. The Board considered that the Funds’ investments in exchange-traded futures and their resulting costs limit the upside participation of the Funds in strong, increasing markets relative to unhedged funds. The Board also considered that SSGA had been appointed sub-adviser to the Risk-Management Sleeve of the Funds effective May 1, 2016. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information (including total return and standard deviation) provided by Morningstar for the standard class of each Fund compared to the return of a benchmark index for the one, three and five year periods, as applicable, ended March 31, 2017. The Board noted LIAC’s view that the performance peer group of mutual funds provided by Morningstar provided little comparative value as the performance peer group did not generally include an actively managed volatility management overlay. The Board also considered an in-person presentation by representatives of Oliver Wyman, an independent management consulting firm, that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of risk control funds from 11 variable annuity sponsors.

LVIP Dimensional U.S. Equity Managed Volatility Fund–17

LVIP Dimensional U.S. Equity Managed Volatility Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

The Board considered that LIAC had delegated day-to-day portfolio management of the Risk-Management Sleeve to SSGA and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model. The Board also considered an in-person presentation by representatives of SSGA regarding the performance of the Managed Volatility Funds sub-advised by SSGA as well as presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve. The Board also considered that in February, 2016, the managed volatility model was adjusted with the intention that the risk overlay would reduce the negative contribution to returns in certain markets while maintaining market downturn protection. The Board noted LIAC’s view that it expects the negative impact of the volatility management overlay to dampen over a full market cycle. The Board concluded that LIAC had appropriately reviewed and monitored SSGA’s performance.

The Board reviewed the Fund’s total return and standard deviation compared to the total return and standard deviation of the S&P 500 Daily Risk Control 10% Total Return USD Index. The Board noted the Fund’s total return was above the return of the benchmark index for the one and five year periods and below the return of the benchmark index for the three year period. The Board also considered that the Fund had been had restructured in February 2016 to add an additional underlying fund for increased diversification. The Board concluded that the services provided by LIAC were satisfactory.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar expense peer group and category median. The Board noted that the investment management fee for the Fund was lower than the median management fee of the Morningstar expense group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA on behalf of the each of the Funds, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board reviewed the services provided by SSGA, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of SSGA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.

Performance. The Board considered that SSGA’s responsibility was to implement trading based on the managed volatility model and that traditional measures of performance would not be relevant in assessing SSGA’s implementation of the model. The Board also considered that in February, 2016, the managed volatility model was adjusted with the intention that the risk overlay would reduce the negative contribution to returns in certain markets while maintaining market downturn protection. The Board noted LIAC’s view that it expects the negative impact of the volatility management overlay to dampen over a full market cycle. The Board also considered various in-person presentations related to the performance of the Risk-Management Sleeve by representatives of SSGA and Oliver Wyman. The Board concluded that the services provided by SSGA were satisfactory.

Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule, noted that SSGA stated that it did not provide similar managed volatility subadvisory services to other investment companies. The Board considered that LIAC compensates SSGA from its fees and that the subadvisory fee schedule was negotiated between LIAC and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.

Profitability and Fallout Benefits. The Board noted that the subadvisory fee schedule was negotiated between LIAC and SSGA, an unaffiliated third party, and that LIAC compensates SSGA from its fees. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Fund in the marketplace and its ability to leverage resources.

LVIP Dimensional U.S. Equity Managed Volatility Fund–18

LVIP Dimensional U.S. Equity Managed Volatility Fund

Other Fund Information (unaudited) (continued)

Approval of Subadvisory Agreement (continued)

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.

LVIP Dimensional U.S. Equity Managed Volatility Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.

The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.

The term Fund Complex includes the 92 series of Lincoln Variable Insurance Products Trust.

Interested Trustee

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	Formerly: Lincoln Advisors Trust

* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of both the Advisor and The Lincoln National Life Insurance Company, the parent company of the Trust’s Adviser.

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	92	Formerly: Lincoln Advisors Trust

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	Formerly: Lincoln Advisors Trust

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	Formerly: Lincoln Advisors Trust

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Formerly: Lincoln Advisors Trust

LVIP Dimensional U.S. Equity Managed Volatility Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Charles I. Plosser*** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Public Governor for the Financial Industry Regulatory Authority (FINRA); Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	92	Rochester Gas and Electric Corporation

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Associated Grocers of New England (Director Emeritus); Formerly: Lincoln Trust Advisors

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	Formerly: Lincoln Advisors Trust

Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	92	St. Vincent Health; Formerly: Lincoln Advisors Trust

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	92	Formerly: Lincoln Advisors Trust

Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012	92	Trustee of FundVantage Trust

** Steve A. Cobb, is the son-in-law of Kenneth G. Stella.

*** Charles I. Plosser was appointed Trustee effective January 1, 2018.

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.

Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.

LVIP Dimensional U.S. Equity Managed Volatility Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.

Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Vice President, Secretary, and Chief Legal Officer	Since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President and Chief Compliance Officer, Lincoln National Corporation; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Deputy General Counsel, Janney Montgomery Scott LLC.

Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.

Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.

John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

LVIP Dimensional U.S. Equity Managed Volatility Fund–22

LVIP Dimensional/Vanguard Allocation Funds

LVIP Dimensional/Vanguard Total Bond Fund

LVIP Vanguard Domestic Equity ETF Fund

LVIP Vanguard International Equity ETF Fund

each a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2017

LVIP Dimensional/Vanguard Allocation Funds

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Funds’ proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Dimensional/Vanguard Allocation Funds

2017 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation

The LVIP Dimensional/Vanguard Total Bond Fund returned 2.94% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2017, while its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index1, returned 3.54%.

The LVIP Vanguard Domestic Equity ETF Fund returned 20.17% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2017, while its benchmark, the Russell 3000® Index2, returned 21.13% during the same period.

The LVIP Vanguard International Equity ETF Fund returned 28.31% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2017, while its benchmark, the MSCI All Country World ex USA Index (net dividends)3 returned 27.19%.

Because of expectations related to the pro-growth agenda espoused by newly-elected President Trump and U.S. Republicans, which included tax reform and less regulation, the U.S. equity markets began 2017 positively as a continuation of the momentum experienced after Trump’s election in November 2016. Furthermore, economies outside of the U.S. largely continued accommodative monetary policies and, in many cases, expansionary fiscal policies, that were also supportive to non-U.S. equity markets from the outset of the year. As the year progressed, the International Monetary Fund (“the IMF”) upwardly revised economic growth estimates for many non-U.S. economies, including the European Union, Japan and many emerging market countries, with U.S. economic growth being revised upward to a lesser extent. This synchronized global economic growth was the foundation for equity markets generating strong positive returns in 2017, along with non-U.S. equity markets outperforming U.S. equity markets for the first time since 2012 because many of those economies are in the early stages of an earnings recovery cycle. It is also notable that these returns were generated while encountering historically low volatility throughout the year.

As expected, the Federal Reserve continued its path toward normalization of interest rates, with three 25-basis point interest rate increases during 2017 that brought the target Fed Funds rate to 1.25% - 1.50%. Despite these increases to short-term interest rates and a forecast of continued increases in 2018 and beyond, longer term interest rates stayed stubbornly low as the U.S. 10-year Treasury yield ended 2017 seven basis points lower than the end of 2016, and actually spent most of the year even lower. This dynamic, combined with credit spreads steadily tightening throughout 2017, allowed the major fixed income indexes to register positive returns.

For the full year, there was wide dispersion across investment style and size. Growth stocks outperformed value stocks across most asset classes. Additionally, large cap stocks outperformed small cap stocks, with emerging market equities being the notable exception where small cap stocks outperformed large cap stocks. The Information Technology sector was the leading performer, by a wide margin, in the U.S. equity markets, with Energy and Telecom being the notable laggards. An interesting dynamic that manifested itself seemed to be that one or two industries seemed to dominate positive returns within each sector. For example, refining led the energy sector by a wide margin, homebuilders and casinos led the consumer sector, etc.

The LVIP Dimensional/Vanguard Total Bond Fund operates under a fund of funds structure, investing all of its assets in mutual funds and exchange-traded funds, which invest in U.S. and foreign investment grade fixed income securities. During the one-year period ended December 31, 2017, the Fund’s overweight to investment grade corporate securities and underweight to agency mortgage-backed securities helped relative performance. The corporate credit sector generated strong performance for the year, due to healthy corporate fundamentals, strong investor demand, and generally accommodative global central bank policies. However, the Fund’s overweight to short-term and underweight to intermediate and long-term bonds detracted from performance, as the yield curve significantly flattened during the period. The Fund focuses on short maturity, high quality, and liquid fixed income securities. Performance has been in line with the market conditions.

The LVIP Vanguard Domestic Equity ETF Fund is a domestic all cap equity ETF fund. The Fund invests in Vanguard equity ETFs across a broad range of domestic asset classes across market capitalization and investment style. We believe the Fund is appropriately constructed and as intended, provides broad exposure to domestic equities. In addition, performance during 2017 was in line with our expectations for a domestic all cap equity fund.

The LVIP Vanguard International Equity ETF Fund is an international equity ETF fund. The Fund invests in Vanguard ETFs across a number of international equity asset classes. We believe the Fund is appropriately constructed and as intended, provides diversified exposure to international equities. In addition, 2017 performance was in line with our expectations for a diversified international equity fund.

Portfolio Managers:
MFS Investment Management:	Maria Ma
Jay Shearon
Amritansh Tewary

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Dimensional/Vanguard Allocation Funds–1

LVIP Dimensional/Vanguard Allocation Funds

2017 Annual Report Commentary (unaudited) (continued)

LVIP Dimensional/Vanguard Total Bond Fund

Growth of $10,000 invested 5/2/11 through 12/31/17

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Dimensional/ Vanguard Total Bond Fund shares on 5/2/11 (commencement of operations). As the chart shows, by 12/31/17, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,715 for the Standard Class shares and to $11,521 for the Service Class shares. For comparison, look at how the Bloomberg Barclays U.S. Aggregate Bond Index did from 5/2/11 through 12/31/17. The same $10,000 investment would have increased to $12,261. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/17
Standard Class Shares
One Year	+ 2.94%
Five Years	+ 1.42%
Inception (5/2/11)	+ 2.40%
Service Class Shares
One Year	+ 2.69%
Five years	+ 1.16%
Inception (5/2/11)	+ 2.14%

LVIP Vanguard Domestic Equity ETF Fund

Growth of $10,000 invested 5/2/11 through 12/31/17

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Vanguard Domestic Equity ETF Fund shares on 5/2/11 (commencement of operations). As the chart shows, by 12/31/17, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $20,879 for the Standard Class shares and to $20,537 for the Service Class shares. For comparison, look at how the Russell 3000® Index did from 5/2/11 through 12/31/17. The same $10,000 investment would have increased to $22,143. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/17
Standard Class Shares
One Year	+ 20.17%
Five years	+ 14.50%
Inception (5/2/11)	+ 11.66%
Service Class Shares
One Year	+ 19.87%
Five Years	+ 14.21%
Inception (5/2/11)	+ 11.39%

LVIP Dimensional/Vanguard Allocation Funds–2

LVIP Dimensional/Vanguard Allocation Funds

2017 Annual Report Commentary (unaudited) (continued)

LVIP Vanguard International Equity ETF Fund

Growth of $10,000 invested 5/2/11 through 12/31/17

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Vanguard International Equity ETF Fund shares on 5/2/11 (commencement of operations). As the chart shows, by 12/31/17, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $ 13,493 for the Standard Class shares and to $13,269 for the Service Class shares. For comparison, look at how the MSCI All Country World ex USA Index (net dividends) did from 5/2/11 through 12/31/17. The same $10,000 investment would have increased to $12,917. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/17
Standard Class Shares
One Year	+ 28.31%
Five years	+ 7.16%
Inception (5/2/11)	+ 4.59%
Service Class Shares
One Year	+ 27.99%
Five Years	+ 6.90%
Inception (5/2/11)	+ 4.33%

1. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities. MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency).

2. The Russell 3000® Index is a capitalization weighted total return index which is comprised of 3,000 of the largest capitalized U.S. domiciled companies. This portfolio of securities represents approximately 98% of the investible U.S. equity market.

3. The MSCI All Country World ex USA Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure large, mid and small-cap representation in 23 developed markets. The net dividends index return assumes reinvestment of dividends net of withholding taxes.

LVIP Dimensional/Vanguard Allocation Funds–3

LVIP Dimensional/Vanguard Allocation Funds

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2017 to December 31, 2017

Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold each Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of a Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Expense Analyses are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analyses are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017.

Actual Expenses

The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the tables, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds’ actual expenses shown in the tables reflect fee waivers in effect.

LVIP Dimensional/Vanguard Total Bond Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Annualized Expense Ratio	Expenses Paid During Period 7/1/17 to 12/31/17*
Actual
Standard Class Shares	$1,000.00	$1,009.60	0.26%	$1.32
Service Class Shares	1,000.00	1,008.30	0.51%	2.58
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.89	0.26%	$1.33
Service Class Shares	1,000.00	1,022.63	0.51%	2.60

LVIP Vanguard Domestic Equity ETF Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Annualized Expense Ratio	Expenses Paid During Period 7/1/17 to 12/31/17*
Actual
Standard Class Shares	$1,000.00	$1,106.40	0.26%	$1.38
Service Class Shares	1,000.00	1,105.10	0.51%	2.71
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.89	0.26%	$1.33
Service Class Shares	1,000.00	1,022.63	0.51%	2.60

LVIP Vanguard International Equity ETF Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Annualized Expense Ratio	Expenses Paid During Period 7/1/17 to 12/31/17*
Actual
Standard Class Shares	$1,000.00	$1,110.60	0.28%	$1.49
Service Class Shares	1,000.00	1,109.20	0.53%	2.82
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.79	0.28%	$1.43
Service Class Shares	1,000.00	1,022.53	0.53%	2.70

*	“Expenses Paid During Period” are equal to a Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Each Fund operates under a fund of funds structure. Each Fund invests substantially all of its assets in other investment companies (“Underlying Funds”). In addition to the Funds’ expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP Dimensional/Vanguard Allocation Funds–4

LVIP Dimensional/Vanguard Allocation Funds

Security Type/Sector Allocations (unaudited)

As of December 31, 2017

LVIP Dimensional/Vanguard Total Bond Fund

Security Type/Sector	Percentage of Net Assets

Affiliated Investments	30.00%

Investment Companies	30.00%

Fixed Income Funds	28.00%
Money Market Fund	2.00%

Unaffiliated Investments	70.02%

Investment Companies	70.02%

Fixed Income Funds	69.91%
Money Market Fund	0.11%

Total Value of Securities	100.02%

Liabilities Net of Receivables and Other Assets	(0.02%)

Total Net Assets	100.00%

LVIP Vanguard Domestic Equity ETF Fund

Security Type/Sector	Percentage of Net Assets

Affiliated Investment	1.97%

Investment Company	1.97%

Money Market Fund	1.97%

Unaffiliated Investments	98.29%

Investment Companies	98.29%

Equity Funds	97.80%
Money Market Fund	0.49%

Total Value of Securities	100.26%

Liabilities Net of Receivables and Other Assets	(0.26%)

Total Net Assets	100.00%

LVIP Vanguard International Equity ETF Fund

Security Type/Sector	Percentage of Net Assets

Affiliated Investment	1.97%

Investment Company	1.97%

Money Market Fund	1.97%

Unaffiliated Investments	98.74%

Investment Companies	98.74%

International Equity Funds	98.19%
Money Market Fund	0.55%

Total Value of Securities	100.71%

Liabilities Net of Receivables and Other Assets	(0.71%)

Total Net Assets	100.00%

LVIP Dimensional/Vanguard Allocation Funds–5

LVIP Dimensional/Vanguard Total Bond Fund

Schedule of Investments

December 31, 2017

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENTS–30.00%
INVESTMENT COMPANIES–30.00%
Fixed Income Funds–28.00%
*DFA Intermediate Term Extended Quality Portfolio	12,550,308	$135,292,324
*DFA VA Global Bond Portfolio	2,672,787	28,411,722
*DFA VA Short-Term Fixed Portfolio	3,502,331	35,583,687

		199,287,733

Money Market Fund–2.00%
**Lincoln Variable Insurance Products Trust–LVIP Government Money Market Fund (seven-day effective yield 0.64%)	1,423,296	14,232,957

		14,232,957

Total Affiliated Investments (Cost $213,131,784)		213,520,690

UNAFFILIATED INVESTMENTS–70.02%
INVESTMENT COMPANIES–70.02%
Fixed Income Funds–69.91%
*DFA Inflation Protected Securities Portfolio	1,216,363	14,292,260

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Fixed Income Funds (continued)
*DFA One-Year Fixed Income Portfolio	5,543,952	$56,936,382
*DFA Two-Year Global Fixed Income Portfolio	7,921,488	78,264,298
Vanguard Long-Term Bond ETF	224,869	21,380,545
Vanguard Mortgage-Backed Securities ETF	1,624,353	85,181,071
Vanguard Short-Term Corporate Bond ETF	358,255	28,409,622
Vanguard Total Bond Market ETF	2,612,980	213,140,779

		497,604,957

Money Market Fund–0.11%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 1.15%)	815,523	815,523

		815,523

Total Unaffiliated Investments (Cost $498,814,612)		498,420,480

TOTAL VALUE OF SECURITIES–100.02% (Cost $711,946,396)	711,941,170
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.02%)	(139,795)

NET ASSETS APPLICABLE TO 67,669,217 SHARES OUTSTANDING–100.00%	$711,801,375

*	Institutional Class shares.
**	Standard Class shares.

Summary of Abbreviations:

DFA–Dimensional Fund Advisors

ETF–Exchange-Traded Fund

VA–Variable Annuity

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional/Vanguard Allocation Funds–6

LVIP Vanguard Domestic Equity ETF Fund

Schedule of Investments

December 31, 2017

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT–1.97%
INVESTMENT COMPANY–1.97%
Money Market Fund–1.97%
*Lincoln Variable Insurance Products Trust–LVIP Government Money Market Fund (seven-day effective yield 0.64%)	796,865	$7,968,654

Total Affiliated Investment (Cost $7,968,654)		7,968,654

UNAFFILIATED INVESTMENTS–98.29%
INVESTMENT COMPANIES–98.29%
Equity Funds–97.80%
Vanguard Dividend Appreciation ETF	396,772	40,482,647
Vanguard Mega Cap 300 Growth ETF	690,674	76,892,736
Vanguard Mega Cap 300 Value ETF	1,000,476	76,496,395
Vanguard Mid-Cap Growth ETF	157,921	20,169,670
Vanguard Mid-Cap Value ETF	181,353	20,233,554
Vanguard REIT ETF	95,393	7,915,711

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Equity Funds (continued)
Vanguard Small-Cap Growth ETF	50,395	$8,106,036
Vanguard Small-Cap Value ETF	120,781	16,037,301
Vanguard Total Stock Market ETF	882,590	121,135,478
**Vanguard Variable Insurance Fund–Small Company Growth Portfolio	332,624	8,189,191

		395,658,719

Money Market Fund–0.49%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 1.15%)	1,985,563	1,985,563

		1,985,563

Total Unaffiliated Investments (Cost $270,463,316)		397,644,282

TOTAL VALUE OF SECURITIES–100.26% (Cost $278,431,970)	405,612,936
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.26%)	(1,058,766)

NET ASSETS APPLICABLE TO 21,525,757 SHARES OUTSTANDING–100.00%	$404,554,170

*	Standard Class shares.
**	Institutional Class shares.

Summary of Abbreviations:

ETF–Exchange-Traded Fund

REIT–Real Estate Investment Trust

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional/Vanguard Allocation Funds–7

LVIP Vanguard International Equity ETF Fund

Schedule of Investments

December 31, 2017

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT–1.97%
INVESTMENT COMPANY–1.97%
Money Market Fund–1.97%
*Lincoln Variable Insurance Products Trust–LVIP Government Money Market Fund (seven-day effective yield 0.64%)	531,651	$5,316,509

Total Affiliated Investment (Cost $5,316,509)		5,316,509

UNAFFILIATED INVESTMENTS–98.74%

INVESTMENT COMPANIES–98.74%
International Equity Funds–98.19%
Vanguard FTSE All-World ex-U.S. ETF	890,253	48,714,644
Vanguard FTSE All-World ex-U.S. Small-Cap ETF	205,955	24,556,015
Vanguard FTSE Developed Markets ETF	1,442,483	64,709,787
Vanguard FTSE Emerging Markets ETF	481,547	22,107,823

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
International Equity Funds (continued)
Vanguard FTSE European ETF	594,784	$35,181,474
Vanguard FTSE Pacific ETF	552,784	40,297,954
Vanguard Global ex-U.S. Real Estate ETF	87,908	5,318,434
**Vanguard VA International Portfolio	897,995	24,551,180

		265,437,311

Money Market Fund–0.55%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 1.15%)	1,489,258	1,489,258

		1,489,258

Total Unaffiliated Investments (Cost $217,838,631)		266,926,569

TOTAL VALUE OF SECURITIES–100.71% (Cost $223,155,140)	272,243,078
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.71%)	(1,913,010)

NET ASSETS APPLICABLE TO 23,330,195 SHARES OUTSTANDING–100.00%	$270,330,068

*	Standard Class shares.
**	Retail Class shares.

Summary of Abbreviations:

ETF–Exchange-Traded Fund

FTSE–Financial Times Stock Exchange

VA–Variable Annuity

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional/Vanguard Allocation Funds–8

LVIP Dimensional/Vanguard Allocation Funds

Statements of Assets and Liabilities

December 31, 2017

	LVIP Dimensional/ Vanguard Total Bond Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
ASSETS:
Affiliated investments, at value	$213,520,690	$7,968,654	$5,316,509
Unaffiliated investments, at value	498,420,480	397,644,282	266,926,569
Cash	241,944	—	4,135
Receivable for fund shares sold	336,845	922,332	199,302
Dividends receivable from investments	1,705	1,155	1,018
Receivable for investments sold	—	356,617	56,654

TOTAL ASSETS	712,521,664	406,893,040	272,504,187

LIABILITIES:
Due to manager and affiliates	266,340	132,346	85,857
Payable for fund shares redeemed	230,506	602,237	517,512
Payable for investments purchased	199,427	1,582,936	1,550,189
Other accrued expenses	24,016	21,351	20,561

TOTAL LIABILITIES	720,289	2,338,870	2,174,119

TOTAL NET ASSETS	$711,801,375	$404,554,170	$270,330,068

Affiliated investments, at cost	$213,131,784	$7,968,654	$5,316,509
Unaffiliated investments, at cost	498,814,612	270,463,316	217,838,631

Standard Class:
Net Assets	$92,668,150	$139,832,517	$99,926,863
Shares Outstanding	8,809,996	7,436,508	8,621,565
Net Asset Value Per Share	$10.519	$18.804	$11.590

Service Class:
Net Assets	$619,133,225	$264,721,653	$170,403,205
Shares Outstanding	58,859,221	14,089,249	14,708,630
Net Asset Value Per Share	$10.519	$18.789	$11.585

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2017:
Shares of beneficial interest (unlimited authorization–no par)	$714,177,860	$278,653,553	$229,960,434
Undistributed net investment income.	—	—	458,626
Accumulated net realized loss on investments	(2,371,259)	(1,280,349)	(9,176,930)
Net unrealized appreciation (depreciation) of investments	(5,226)	127,180,966	49,087,938

TOTAL NET ASSETS	$711,801,375	$404,554,170	$270,330,068

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional/Vanguard Allocation Funds–9

LVIP Dimensional/Vanguard Allocation Funds

Statements of Operations

Year Ended December 31, 2017

	LVIP Dimensional/ Vanguard Total Bond Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
INVESTMENT INCOME:
Dividends from unaffiliated investments	$9,858,099	$6,269,200	$6,015,590
Dividends from affiliated investments	4,526,434	27,552	17,764

	14,384,533	6,296,752	6,033,354

EXPENSES:
Management fees	1,595,880	831,635	536,682
Distribution fees-Service Class	1,397,576	553,654	331,168
Shareholder servicing fees	128,382	67,926	44,804
Accounting and administration expenses.	72,389	51,682	43,887
Reports and statements to shareholders	50,426	15,023	20,171
Professional fees	30,477	25,179	23,207
Trustees’ fees and expenses	17,367	8,886	5,655
Custodian fees	9,124	5,009	3,189
Consulting fees	3,949	2,935	2,540
Pricing fees.	41	47	36
Other	3,609	1,554	1,148

	3,309,220	1,563,530	1,012,487
Less:
Management fees waived	(319,176)	(166,327)	(107,336)
Expenses paid indirectly	(1)	(146)	(4)

Total operating expenses	2,990,043	1,397,057	905,147

NET INVESTMENT INCOME	11,394,490	4,899,695	5,128,207

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Distributions from unaffiliated investments	96,502	415,349	123,455
Distributions from affiliated investments.	421,574	224	145
Sale of unaffiliated investments	(291,284)	310,609	352,308
Sale of affiliated investments	(201,689)	—	—

Net realized gain	25,103	726,182	475,908

Net change in unrealized appreciation (depreciation) of:
Unaffiliated investments	2,713,987	55,367,421	45,849,181
Affiliated investments	2,510,207	—	—

Net change in unrealized appreciation (depreciation)	5,224,194	55,367,421	45,849,181

NET REALIZED AND UNREALIZED GAIN	5,249,297	56,093,603	46,325,089

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$16,643,787	$60,993,298	$51,453,296

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional/Vanguard Allocation Funds–10

LVIP Dimensional/Vanguard Allocation Funds

Statements of Changes in Net Assets

	LVIP Dimensional/ Vanguard Total Bond Fund		LVIP Vanguard Domestic Equity ETF Fund		LVIP Vanguard International Equity ETF Fund
	Year Ended		Year Ended		Year Ended
	12/31/17	12/31/16	12/31/17	12/31/16	12/31/17	12/31/16
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$11,394,490	$8,432,895	$4,899,695	$3,961,429	$5,128,207	$3,585,086
Net realized gain (loss)	25,103	53,235	726,182	(224,849)	475,908	(2,111,748)
Net change in unrealized appreciation (depreciation)	5,224,194	(323,689)	55,367,421	24,450,101	45,849,181	3,943,622

Net increase in net assets resulting from operations.	16,643,787	8,162,441	60,993,298	28,186,681	51,453,296	5,416,960

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(1,702,838)	(1,180,234)	(1,950,515)	(1,378,248)	(1,886,350)	(1,462,909)
Service Class	(9,790,583)	(7,299,509)	(3,093,364)	(2,612,460)	(2,836,256)	(2,096,208)
Net realized gain:
Standard Class	(42,536)	—	(184,727)	(248,924)	—	—
Service Class	(296,974)	—	(352,892)	(587,434)	—	—

	(11,832,931)	(8,479,743)	(5,581,498)	(4,827,066)	(4,722,606)	(3,559,117)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	31,352,948	32,458,194	40,147,225	25,739,054	24,066,426	21,226,004
Service Class	152,387,670	139,361,749	75,465,865	47,064,271	60,576,334	24,579,090
Reinvestment of dividends and distributions:
Standard Class	1,745,374	1,180,234	2,135,242	1,627,172	1,886,350	1,462,909
Service Class	10,087,557	7,299,509	3,446,256	3,199,894	2,836,256	2,096,208

	195,573,549	180,299,686	121,194,588	77,630,391	89,365,366	49,364,211

Cost of shares redeemed:
Standard Class	(11,350,119)	(6,087,321)	(7,552,945)	(7,071,783)	(7,664,465)	(4,137,538)
Service Class	(58,944,457)	(75,671,678)	(42,986,443)	(33,804,104)	(23,494,788)	(18,378,714)

	(70,294,576)	(81,758,999)	(50,539,388)	(40,875,887)	(31,159,253)	(22,516,252)

Increase in net assets derived from capital share transactions	125,278,973	98,540,687	70,655,200	36,754,504	58,206,113	26,847,959

NET INCREASE IN NET ASSETS	130,089,829	98,223,385	126,067,000	60,114,119	104,936,803	28,705,802
NET ASSETS:
Beginning of year	581,711,546	483,488,161	278,487,170	218,373,051	165,393,265	136,687,463

End of year	$711,801,375	$581,711,546	$404,554,170	$278,487,170	$270,330,068	$165,393,265

Undistributed net investment income	$—	$—	$—	$225	$458,626	$52,880

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional/Vanguard Allocation Funds–11

LVIP Dimensional/Vanguard Total Bond Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Dimensional/Vanguard Total Bond Fund Standard Class
			Year Ended
	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Net asset value, beginning of period	$10.414	$10.373	$10.518	$10.224	$10.688

Income (loss) from investment operations:
Net investment income[1]	0.212	0.189	0.164	0.196	0.162
Net realized and unrealized gain (loss)	0.094	0.030	(0.132)	0.278	(0.457)

Total from investment operations	0.306	0.219	0.032	0.474	(0.295)

Less dividends and distributions from:
Net investment income	(0.196)	(0.178)	(0.172)	(0.172)	(0.141)
Net realized gain	(0.005)	—	(0.003)	(0.008)	(0.028)
Return of capital	—	—	(0.002)	—	—

Total dividends and distributions	(0.201)	(0.178)	(0.177)	(0.180)	(0.169)

Net asset value, end of period	$10.519	$10.414	$10.373	$10.518	$10.224

Total return[2]	2.94%	2.11%	0.31%	4.64%	(2.76% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$92,668	$70,429	$43,416	$32,573	$13,621
Ratio of expenses to average net assets[3]	0.25%	0.23%	0.23%	0.24%	0.26%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.30%	0.28%	0.28%	0.29%	0.31%
Ratio of net investment income to average net assets	2.00%	1.77%	1.55%	1.86%	1.55%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.95%	1.72%	1.50%	1.81%	1.50%
Portfolio turnover	3%	13%	10%	14%	9%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional/Vanguard Allocation Funds–12

LVIP Dimensional/Vanguard Total Bond Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Dimensional/Vanguard Total Bond Fund Service Class
			Year Ended
	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Net asset value, beginning of period	$ 10.414	$ 10.374	$ 10.519	$ 10.224	$ 10.689

Income (loss) from investment operations:
Net investment income[1]	0.186	0.162	0.137	0.169	0.136
Net realized and unrealized gain (loss)	0.093	0.029	(0.131)	0.280	(0.457)

Total from investment operations	0.279	0.191	0.006	0.449	(0.321)

Less dividends and distributions from:
Net investment income	(0.169)	(0.151)	(0.146)	(0.146)	(0.116)
Net realized gain	(0.005)	—	(0.003)	(0.008)	(0.028)
Return of capital	—	—	(0.002)	—	—

Total dividends and distributions	(0.174)	(0.151)	(0.151)	(0.154)	(0.144)

Net asset value, end of period	$ 10.519	$ 10.414	$ 10.374	$ 10.519	$ 10.224

Total return[2]	2.69%	1.84%	0.06%	4.39%	(3.00% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$619,133	$511,283	$440,072	$364,391	$233,819
Ratio of expenses to average net assets[3]	0.50%	0.48%	0.48%	0.49%	0.51%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.55%	0.53%	0.53%	0.54%	0.56%
Ratio of net investment income to average net assets	1.75%	1.52%	1.30%	1.61%	1.30%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.70%	1.47%	1.25%	1.56%	1.25%
Portfolio turnover	3%	13%	10%	14%	9%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional/Vanguard Allocation Funds–13

LVIP Vanguard Domestic Equity ETF Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Vanguard Domestic Equity ETF Fund Standard Class
			Year Ended
	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Net asset value, beginning of period	$ 15.890	$14.444	$14.748	$13.421	$10.394

Income (loss) from investment operations:
Net investment income[1]	0.286	0.273	0.249	0.229	0.212
Net realized and unrealized gain (loss)	2.920	1.479	(0.293)	1.409	2.960

Total from investment operations	3.206	1.752	(0.044)	1.638	3.172

Less dividends and distributions from:
Net investment income	(0.266)	(0.256)	(0.243)	(0.265)	(0.145)
Net realized gain	(0.026)	(0.050)	(0.017)	(0.046)	—

Total dividends and distributions	(0.292)	(0.306)	(0.260)	(0.311)	(0.145)

Net asset value, end of period	$ 18.804	$15.890	$14.444	$14.748	$13.421

Total return[2]	20.17%	12.14%	(0.31% )	12.21%	30.52%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$139,832	$86,644	$59,518	$36,626	$13,983
Ratio of expenses to average net assets[3]	0.25%	0.24%	0.25%	0.25%	0.29%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.30%	0.29%	0.30%	0.30%	0.34%
Ratio of net investment income to average net assets	1.64%	1.82%	1.68%	1.62%	1.71%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.59%	1.77%	1.63%	1.57%	1.66%
Portfolio turnover	9%	12%	14%	15%	20%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional/Vanguard Allocation Funds–14

LVIP Vanguard Domestic Equity ETF Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Vanguard Domestic Equity ETF Fund Service Class
			Year Ended
	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Net asset value, beginning of period	$ 15.881	$ 14.439	$ 14.743	$ 13.418	$ 10.395

Income (loss) from investment operations:
Net investment income[1]	0.241	0.235	0.212	0.192	0.177
Net realized and unrealized gain (loss)	2.915	1.476	(0.293)	1.409	2.961

Total from investment operations	3.156	1.711	(0.081)	1.601	3.138

Less dividends and distributions from:
Net investment income	(0.222)	(0.219)	(0.206)	(0.230)	(0.115)
Net realized gain	(0.026)	(0.050)	(0.017)	(0.046)	—

Total dividends and distributions	(0.248)	(0.269)	(0.223)	(0.276)	(0.115)

Net asset value, end of period	$ 18.789	$ 15.881	$ 14.439	$ 14.743	$ 13.418

Total return[2]	19.87%	11.86%	(0.56% )	11.93%	30.20%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$264,722	$191,843	$158,855	$154,511	$134,339
Ratio of expenses to average net assets[3]	0.50%	0.49%	0.50%	0.50%	0.54%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.55%	0.54%	0.55%	0.55%	0.59%
Ratio of net investment income to average net assets	1.39%	1.57%	1.43%	1.37%	1.46%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.34%	1.52%	1.38%	1.32%	1.41%
Portfolio turnover	9%	12%	14%	15%	20%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional/Vanguard Allocation Funds–15

LVIP Vanguard International Equity ETF Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Vanguard International Equity ETF Fund Standard Class
			Year Ended
	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Net asset value, beginning of period	$ 9.207	$ 9.086	$ 9.595	$ 10.272	$ 9.139

Income (loss) from investment operations:
Net investment income[1]	0.272	0.239	0.225	0.280	0.246
Net realized and unrealized gain (loss)	2.334	0.098	(0.507)	(0.756)	1.100

Total from investment operations	2.606	0.337	(0.282)	(0.476)	1.346

Less dividends and distributions from:
Net investment income	(0.223)	(0.216)	(0.227)	(0.201)	(0.212)
Return of capital	—	—	—	—	(0.001)

Total dividends and distributions	(0.223)	(0.216)	(0.227)	(0.201)	(0.213)

Net asset value, end of period	$11.590	$ 9.207	$ 9.086	$ 9.595	$10.272

Total return[2]	28.31%	3.72%	(2.95% )	(4.64% )	14.75%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$99,927	$63,645	$44,417	$29,516	$11,500
Ratio of expenses to average net assets[3]	0.27%	0.26%	0.27%	0.28%	0.30%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.32%	0.31%	0.32%	0.33%	0.39%
Ratio of net investment income to average net assets	2.54%	2.61%	2.29%	2.72%	2.52%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.49%	2.56%	2.24%	2.67%	2.43%
Portfolio turnover	9%	13%	23%	11%	17%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional/Vanguard Allocation Funds–16

LVIP Vanguard International Equity ETF Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Vanguard International Equity ETF Fund Service Class
			Year Ended
	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Net asset value, beginning of period	$ 9.205	$ 9.085	$ 9.592	$10.268	$ 9.137

Income (loss) from investment operations:
Net investment income[1]	0.245	0.215	0.200	0.254	0.220
Net realized and unrealized gain (loss)	2.331	0.099	(0.505)	(0.755)	1.099

Total from investment operations	2.576	0.314	(0.305)	(0.501)	1.319

Less dividends and distributions from:
Net investment income	(0.196)	(0.194)	(0.202)	(0.175)	(0.187)
Return of capital	—	—	—	—	(0.001)

Total dividends and distributions	(0.196)	(0.194)	(0.202)	(0.175)	(0.188)

Net asset value, end of period	$ 11.585	$ 9.205	$ 9.085	$ 9.592	$10.268

Total return[2]	27.99%	3.46%	(3.19% )	(4.88% )	14.46%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$170,403	$101,748	$92,270	$91,345	$75,098
Ratio of expenses to average net assets[3]	0.52%	0.51%	0.52%	0.53%	0.55%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.57%	0.56%	0.57%	0.58%	0.64%
Ratio of net investment income to average net assets	2.29%	2.36%	2.04%	2.47%	2.27%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.24%	2.31%	1.99%	2.42%	2.18%
Portfolio turnover	9%	13%	23%	11%	17%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional/Vanguard Allocation Funds–17

LVIP Dimensional/Vanguard Allocation Funds

Notes to Financial Statements

December 31, 2017

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 92 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Dimensional/Vanguard Total Bond Fund, LVIP Vanguard Domestic Equity ETF Fund and LVIP Vanguard International Equity ETF Fund (each, a “Fund”, and collectively, the “Funds”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are diversified management investment companies registered under the 1940 Act. The Funds sell their shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold each Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The LVIP Dimensional/Vanguard Total Bond Fund operates under a fund of funds structure and invests substantially all of its assets in open-end investment companies, including exchange-traded funds (“ETFs”) (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign fixed-income securities. The Underlying Funds and ETFs will primarily be a combination of Dimensional Investment Group Inc. mutual funds and Vanguard ETF® funds. In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments.

The LVIP Vanguard Domestic Equity ETF Fund and the LVIP Vanguard International Equity ETF Fund operate under a fund of funds structure and invest a significant portion of their assets in ETFs which, in turn, invest in U.S. and foreign stocks and money market instruments. The underlying ETFs will primarily be Vanguard ETFs®. In addition to ETF investments, the Funds may invest in individual securities, such as money market instruments.

Financial statements for the Underlying Funds can be found at www.sec.gov.

The investment objective of the LVIP Dimensional/Vanguard Total Bond Fund is to seek total return consistent with the preservation of capital. Total return is comprised of income and capital appreciation.

The investment objective of the LVIP Vanguard Domestic Equity ETF Fund and LVIP Vanguard International Equity ETF Fund is to seek long-term capital appreciation.

1. Significant Accounting Policies

Each Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, each Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Funds.

Security Valuation–ETFs, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (“NYSE”) on the valuation date. ETFs traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value. The Funds value Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the NYSE on days when the NYSE is open. Investments in government money market funds have a stable NAV. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.

Federal Income Taxes–No provision for federal income taxes has been made because each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on each Fund’s federal income tax returns through the year ended December 31, 2017 and for all open tax years (years ended December 31, 2014-December 31, 2016), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statements of Operations. During the year ended December 31, 2017, the Funds did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date

LVIP Dimensional/Vanguard Allocation Funds–18

LVIP Dimensional/Vanguard Allocation Funds

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Income and capital gains distributions from the Underlying Funds are recorded on the ex-dividend date. The Funds declare and distribute dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Funds receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this arrangement is included in “Custodian fees” on the Statements of Operations with the corresponding expense offset shown as “Expenses paid indirectly.”

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Funds’ investment portfolios and providing certain administrative services to the Funds. For its services, LIAC receives a management fee at an annual rate of 0.25% of the average daily net assets of the Funds. The fee is calculated daily and paid monthly. This fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC).

LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.05% of average daily net assets of LVIP Dimensional/Vanguard Total Bond Fund, LVIP Vanguard Domestic Equity ETF Fund, and LVIP Vanguard International Equity ETF Fund. This agreement will continue through at least April 30, 2018, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, the Funds reimburse Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statements of Operations. For the year ended December 31, 2017, costs for these administrative and legal services were as follows:

	LVIP Dimensional/ Vanguard Total Bond Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
Administrative	$35,755	$18,321	$11,756
Legal	6,188	3,156	2,008

Lincoln Life also provides certain contract holder and additional corporate services to the Funds. Effective May 1, 2017, the Funds pay Lincoln Life a fee for such services at an annual rate of 0.029% of the Funds’ average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statements of Operations.

Lincoln Life also prints and mails Fund documents on behalf of the Funds. The cost of these services is included in “Reports and statements to shareholders” on the Statements of Operations. The Funds reimburse Lincoln Life for the cost of these services. For the year ended December 31, 2017, these fees were as follows:

	LVIP Dimensional/ Vanguard Total Bond Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
Printing and mailing	$42,984	$9,474	$15,280

The Funds currently offer two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that the Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to their distribution and service plan, the Funds are authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.

LVIP Dimensional/Vanguard Allocation Funds–19

LVIP Dimensional/Vanguard Allocation Funds

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

In addition to the management fee and other expenses reflected on the Statements of Operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds and ETFs in which they invest. Because each of the Underlying Funds and ETFs has varied expense and fee levels, and the Funds may own different amounts of shares of these Underlying Funds and ETFs at different times, the amount of fees and expenses incurred indirectly will vary.

At December 31, 2017, the Funds had liabilities payable to affiliates as follows:

	LVIP Dimensional/ Vanguard Total Bond Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
Management fees payable to LIAC	$119,336	$67,301	$44,451
Distribution fees payable to LFD	129,700	55,286	34,961
Shareholder servicing fees payable to Lincoln Life	17,304	9,759	6,445

Certain officers and trustees of the Funds are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Funds. The Funds pay compensation to unaffiliated trustees.

Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby a Fund held 5% or more of the issuers’ outstanding securities (non-LVIP Funds or ETFs). Affiliated investments of the Funds and the corresponding investment activity for the year ended December 31, 2017, were as follows:

LVIP Dimensional/Vanguard Total Bond Fund

	Value 12/31/16	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/17	Dividends	Capital Gain Distributions
DFA Intermediate Term Extended Quality Portfolio	$110,595,895	$28,288,883	$6,003,863	$(185,876)	$2,597,285	$135,292,324	$3,624,775	$407,803
DFA VA Global Bond Portfolio	23,270,879	5,888,485	747,941	(12,494)	12,793	28,411,722	489,907	13,342
DFA VA Short-Term Fixed Portfolio	29,157,913	7,505,998	977,034	(3,319)	(99,871)	35,583,687	358,962	—
LVIP Government Money Market Fund	11,663,615	2,973,058	403,716	—	—	14,232,957	52,790	429

Total	$174,688,302	$44,656,424	$8,132,554	$(201,689)	$2,510,207	$213,520,690	$4,526,434	$421,574

LVIP Vanguard Domestic Equity ETF Fund

	Value 12/31/16	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/17	Dividends	Capital Gain Distributions
LVIP Government Money Market Fund	$5,634,505	$2,689,366	$355,217	$—	$—	$7,968,654	$27,552	$224

LVIP Dimensional/Vanguard Allocation Funds–20

LVIP Dimensional/Vanguard Allocation Funds

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

LVIP Vanguard International Equity ETF Fund

	Value 12/31/16	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/17	Dividends	Capital Gain Distributions
LVIP Government Money Market Fund	$3,363,669	$2,087,856	$135,016	$—	$—	$5,316,509	$17,764	$145

3. Investments

For the year ended December 31, 2017, each Fund made purchases and sales of investment securities other than short-term investments as follows:

	LVIP Dimensional/ Vanguard Total Bond Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
Purchases	$145,597,379	$97,249,062	$77,746,313
Sales	21,155,665	28,915,112	18,677,130

At December 31, 2017, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for each Fund were as follows:

	LVIP Dimensional/ Vanguard Total Bond Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
Cost of investments	$714,731,011	$280,113,615	$227,901,183

Aggregate unrealized appreciation of investments	$ 2,836,089	$125,499,321	$ 44,341,895
Aggregate unrealized depreciation of investments	(5,625,930)	—	—

Net unrealized appreciation (depreciation) of investments	$ (2,789,841)	$125,499,321	$44,341,895

U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1– inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including each Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

LVIP Dimensional/Vanguard Allocation Funds–21

LVIP Dimensional/Vanguard Allocation Funds

Notes to Financial Statements (continued)

3. Investments (continued)

The following table summarizes the valuation of each Fund’s investments by fair value hierarchy levels as of December 31, 2017:

Level 1	LVIP Dimensional/ Vanguard Total Bond Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund

Investments:

Assets:
Affiliated investment companies	$213,520,690	$ 7,968,654	$ 5,316,509
Unaffiliated investment companies	498,420,480	397,644,282	266,926,569

Total Investments	$711,941,170	$405,612,936	$272,243,078

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2017, there were no material transfers between Level 1 investments, Level 2 investments or Level 3 investments. Each Fund’s policy is to recognize transfers between levels as of beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2017 and 2016 was as follows:

	LVIP Dimensional/ Vanguard Total Bond Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
Year ended December 31, 2017
Ordinary income	$11,409,290	$5,433,754	$4,722,606
Long-term capital gains	423,641	147,744	—

Total	$11,832,931	$5,581,498	$4,722,606

Year ended December 31, 2016
Ordinary income	$ 8,479,743	$4,037,637	$3,559,117
Long-term capital gains	—	789,429	—

Total	$ 8,479,743	$4,827,066	$3,559,117

5. Components of Net Assets on a Tax Basis

As of December 31, 2017, the components of net assets on a tax basis were as follows:

	LVIP Dimensional/ Vanguard Total Bond Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
Shares of beneficial interest	$714,177,860	$278,653,553	$229,960,434
Undistributed ordinary income	—	26,672	458,626
Undistributed long-term capital gains	413,356	374,624	—
Capital loss carryforwards	—	—	(4,430,887)
Net unrealized appreciation (depreciation)	(2,789,841)	125,499,321	44,341,895

Net assets	$711,801,375	$404,554,170	$270,330,068

The differences between book basis and tax basis components of net assets are primarily attributable to return of capital on investments and tax deferral of losses due to wash sales.

LVIP Dimensional/Vanguard Allocation Funds–22

LVIP Dimensional/Vanguard Allocation Funds

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of distributions received from underlying investments and re-designation of dividends and distributions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2017, the Funds recorded the following reclassifications:

	LVIP Dimensional/ Vanguard Total Bond Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
Undistributed net investment income	$ 98,931	$ 143,959	$ 145
Accumulated net realized loss on investments	(98,931)	(143,959)	(145)

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

As of December 31, 2017, the Funds had the following capital loss carryforwards for federal income tax purposes:

	Post-Enactment Losses (No Expiration)
	Short-Term	Long-Term	Total
LVIP Vanguard International Equity ETF Fund	$948,591	$3,482,296	$4,430,887

In 2017, LVIP Vanguard International Equity ETF Fund utilized $507,732 of capital loss carryforwards.

6. Capital Shares

Transactions in capital shares were as follows:

	LVIP Dimensional/ Vanguard Total Bond Fund		LVIP Vanguard Domestic Equity ETF Fund		LVIP Vanguard International Equity ETF Fund
	Year Ended		Year Ended		Year Ended
	12/31/17	12/31/16	12/31/17	12/31/16	12/31/17	12/31/16
Shares sold:
Standard Class	2,954,774	3,037,293	2,301,170	1,694,667	2,263,108	2,310,444
Service Class	14,380,866	13,082,507	4,314,867	3,140,721	5,612,302	2,698,198
Shares reinvested:
Standard Class	166,040	113,484	113,339	102,573	163,020	158,993
Service Class	959,595	701,808	183,144	202,087	245,227	227,860

	18,461,275	16,935,092	6,912,520	5,140,048	8,283,657	5,395,495

Shares redeemed:
Standard Class	(1,073,827)	(573,173)	(430,815)	(465,082)	(717,421)	(444,995)
Service Class	(5,575,801)	(7,112,296)	(2,488,777)	(2,264,860)	(2,202,605)	(2,028,828)

	(6,649,628)	(7,685,469)	(2,919,592)	(2,729,942)	(2,920,026)	(2,473,823)

Net increase	11,811,647	9,249,623	3,992,928	2,410,106	5,363,631	2,921,672

7. Contractual Obligations

The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown; however, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of material loss to be remote.

LVIP Dimensional/Vanguard Allocation Funds–23

LVIP Dimensional/Vanguard Allocation Funds

Notes to Financial Statements (continued)

8. Recent Regulatory Reporting Updates

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amended Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. As of August 1, 2017, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Funds’ financial statements and related disclosures or impact the Funds’ net assets or results of operations.

9. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Funds’ financial statements.

LVIP Dimensional/Vanguard Allocation Funds–24

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of LVIP Dimensional/Vanguard Total Bond Fund, LVIP Vanguard Domestic Equity ETF Fund and LVIP Vanguard International Equity ETF Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of LVIP Dimensional/Vanguard Total Bond Fund, LVIP Vanguard Domestic Equity ETF Fund and LVIP Vanguard International Equity ETF Fund (collectively referred to as the “Funds”) (three of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedules of investments, as of December 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (three of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.

Philadelphia, Pennsylvania

February 22, 2018

LVIP Dimensional/Vanguard Allocation Funds–25

LVIP Dimensional/Vanguard Allocation Funds

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2017, the Funds report distributions paid during the year as follows:

	(A) Ordinary Income Distributions (Tax Basis)	(B) Long-Term Capital Gain Distributions (Tax Basis)	Total Distributions (Tax Basis)
LVIP Dimensional/Vanguard Total Bond Fund	96.42%	3.58%	100.00%
LVIP Vanguard Domestic Equity ETF Fund	97.35%	2.65%	100.00%
LVIP Vanguard International Equity ETF Fund	100.00%	0.00%	100.00%

(A) and (B) are based on a percentage of the Funds’ total distributions.

Approval of Investment Management Agreement

On August 22-23 and September 11-12, 2017, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) (the “Advisory Agreement”) for various series of the Trust (each a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“LincolnLife”) and Morningstar, Inc. (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and Morningstar provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters After reviewing the information received, the Independent Trustees requested supplemental information, and LIAC provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreement. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreement be renewed. The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreement. In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding the structure of portfolio manager compensation, brokerage practices, risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar for the standard class of each Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three and five year periods, as applicable, ended March 31, 2017. The Board also received return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category.

The Board reviewed the LVIP Dimensional/Vanguard Total Bond Fund’s total return and standard deviation compared to the total return and standard deviation of a peer group of funds included in the Morningstar Intermediate-Term Bond funds category and the Bloomberg Barclays US Aggregate Bond TR USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and equal to the benchmark index for the one year period and below the return of the Morningstar peer group median and the benchmark index for the three and five year periods. The Board considered LIAC’s view that underperformance was primarily attributable to the Fund’s short duration and curve steepening biases. The Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the LVIP Vanguard Domestic Equity ETF Fund’s total return and standard deviation compared to the total return and standard deviation of a peer group of funds included in the Morningstar Large Blend funds category and the Russell 3000 TR USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one, three and five

LVIP Dimensional/Vanguard Allocation Funds–26

LVIP Dimensional/Vanguard Allocation Funds

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

year periods. The Board considered LIAC’s comment that underperformance was primarily due to a drag from cash positions, fees and weightings of the underlying ETFs which differ from sector weightings in the benchmark. The Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the LVIP Vanguard International Equity ETF Fund’s total return and standard deviation compared to the total return and standard deviation of a peer group of funds included in the Morningstar Foreign Large Blend funds category and the MSCI ACWI Ex USA NR USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and the benchmark index for the one and three year periods and below the return of the Morningstar peer group median and above the benchmark index for the five year period. The Board concluded that the services provided by LIAC were satisfactory.

Management Fee. The Board reviewed each Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group median and category for each Fund. The Board considered that LIAC had implemented an advisory fee waiver for each Fund through April 30, 2018. The Board noted that the investment management fees for each Fund were below the median investment management fee of the respective Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that each Fund’s investment management fee was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver for each Fund through April 30, 2018 and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds, for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for each Fund are fair and reasonable, and that the continuation of the Advisory Agreement is in the best interests of each Fund.

LVIP Dimensional/Vanguard Allocation Funds–27

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.

The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.

The term Fund Complex includes the 92 series of Lincoln Variable Insurance Products Trust.

Interested Trustee

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	Formerly: Lincoln Advisors Trust

* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of both the Advisor and The Lincoln National Life Insurance Company, the parent company of the Trust’s Adviser.

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	92	Formerly: Lincoln Advisors Trust

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	Formerly: Lincoln Advisors Trust

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	Formerly: Lincoln Advisors Trust

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Formerly: Lincoln Advisors Trust

LVIP Dimensional/Vanguard Allocation Funds–28

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Charles I. Plosser*** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Public Governor for the Financial Industry Regulatory Authority (FINRA); Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	92	Rochester Gas and Electric Corporation

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Associated Grocers of New England (Director Emeritus); Formerly: Lincoln Trust Advisors

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	Formerly: Lincoln Advisors Trust

Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	92	St. Vincent Health; Formerly: Lincoln Advisors Trust

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	92	Formerly: Lincoln Advisors Trust

Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012	92	Trustee of FundVantage Trust

** Steve A. Cobb, is the son-in-law of Kenneth G. Stella.

*** Charles I. Plosser was appointed Trustee effective January 1, 2018.

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.

Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.

LVIP Dimensional/Vanguard Allocation Funds–29

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.

Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Vice President, Secretary, and Chief Legal Officer	Since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President and Chief Compliance Officer, Lincoln National Corporation; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Deputy General Counsel, Janney Montgomery Scott LLC.

Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.

Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.

John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

LVIP Dimensional/Vanguard Allocation Funds–30

LVIP Dimensional International Core Equity Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2017

LVIP Dimensional International Core Equity Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Dimensional International Core Equity Fund

2017 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation

Subadvised by: Dimensional Fund Advisors LP

The Fund returned 27.36% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2017, while its benchmark, the MSCI World ex USA® Index (net dividends)1 returned 24.21%.

In US dollar terms, developed ex US markets had positive performance for the year, outperforming the US but trailing emerging markets. The MSCI World ex USA IMI (net dividends)2 returned +25.2%, as compared to +21.1% for the Russell 3000 Index3 and +36.8% for the MSCI Emerging Markets IMI (net dividends)4. Along the market capitalization dimension, small caps (MSCI World ex USA Small Cap Index, net dividends)5 outperformed large caps (MSCI World ex USA Index, net dividends) by 6.8% for the year. Along the relative price dimension, large cap value stocks (MSCI World ex USA Value Index, net dividends)6 underperformed large cap growth stocks (MSCI World ex USA Growth Index, net dividends)7 by 6.6%, and small cap value stocks (MSCI World ex USA Small Cap Value  Index, net dividends)8 underperformed small cap growth stocks (MSCI World ex USA Small Cap Growth Index, net dividends)9 by 6.3%. Profitability premiums were positive in developed ex US markets for the year. High-profitability stocks outperformed among both large and small caps.

With small caps outperforming large in developed ex US markets for the period, the Fund’s marketwide allocation and inclusion of small caps contributed positively to performance relative to the benchmark (which is mostly composed of large and mid cap stocks). At the sector level, the general exclusion of real estate investment trusts (REITs) contributed positively to relative performance, as REITs underperformed most other sectors. At the country level, the Fund’s inclusion of small caps had a particularly positive impact in Japan and the UK.

The Fund is designed to provide exposure to a diversified group of securities across the entire size and value spectrum in developed ex US markets with a particular emphasis on small cap stocks, low relative price (value) stocks, and stocks with higher profitability. As a result of the Fund’s diversified investment approach, performance is determined principally by broad trends in developed ex US equity markets rather than the behavior of a limited group of securities in a particular industry or asset class. Dimensional will continue to pursue a disciplined approach to identify securities for purchase or sale in the Fund.

Portfolio Managers:
Dimensional Fund Advisors LP:	Joseph H. Chi
Jed S. Fogdall
Allen Pu
Bhanu P. Singh
Mary T. Phillips

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 5/1/15 through 12/31/17

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Dimensional International Core Equity Fund shares on 5/1/15 (commencement of operations). As the chart shows, by 12/31/17, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $12,088 for the Standard Class shares and to $12,004 for the Service Class shares. For comparison, look at how the MSCI World ex USA® Index (net dividends) did for the same period. The same $10,000 investment would have decreased to $11,423. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment		Ended 12/31/17
Standard Class Shares
One Year	+	27.36%
Inception (5/1/15)	+	7.36%

Service Class Shares
One Year	+	27.01%
Inception (5/1/15)	+	7.08%

1.

The MSCI World ex USA® Index (net dividends) captures large and mid cap representation across 22 of 23 Developed Markets (DM) countries* — excluding the United States. With 1,022 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

2.

The MSCI World ex USA® Investable Market Index (IMI) captures large, mid and small cap representation across 22 of 23 Developed Markets (DM) countries* — excluding the United States. With 3,474 constituents, the index covers approximately 99% of the free float-adjusted market capitalization in each country. The net dividends calculation assumes reinvestment of dividends net of withholding taxes.

3.

The Russell 3000® Index is a capitalization weighted total return index which is comprised of 3,000 of the largest capitalized U.S. domiciled companies. This portfolio of securities represents approximately 98% of the investable U.S. equity market.

4.

The MSCI Emerging Markets Investable Market Index (IMI) captures large, mid and small cap representation across 24 Emerging Markets countries*. With 2,668 constituents, the index covers approximately 99% of the free float-adjusted market capitalization in each country.

LVIP Dimensional International Core Equity Fund–1

LVIP Dimensional International Core Equity Fund

2017 Annual Report Commentary (unaudited) (continued)

5.

The MSCI World ex USA® Small Cap Index captures small cap representation across 22 of 23 Developed Markets (DM) countries* (excluding the United States). With 2,452 constituents, the index covers approximately 14% of the free float-adjusted market capitalization in each country.

6.

The MSCI World ex USA® Value Index captures large and mid-cap securities exhibiting overall value style characteristics across 22 of 23 Developed Markets countries*. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

7.

The MSCI World ex USA® Growth Index captures large and mid-cap securities exhibiting overall growth style characteristics across 22 of 23 Developed Markets countries*. The growth investment style characteristics for index construction are defined using five variables: long-term forward EPS growth rate, short-term forward EPS growth rate, current internal growth rate and long term historical EPS growth trend and long-term historical sales per share growth trend.

8.

The MSCI World ex USA® Small Cap Value Weighted Index is based on a traditional market cap weighted parent index, the MSCI World ex USA Small Cap Index, which includes small cap stocks across 22 Developed Markets (DM) countries* (excluding the US). The MSCI World ex USA Small Cap Value Weighted Index reweights each security of the parent index to emphasize stocks with lower valuations. Index weights are determined using fundamental accounting data sales, book value, earnings and cash earnings rather than market prices.

9.

The MSCI World ex USA® Small Cap Growth Index captures small cap securities exhibiting overall growth style characteristics across the 22 Developed Markets countries* excluding the US. The growth investment style characteristics for index construction are defined using five variables: long-term forward EPS growth rate, short-term forward EPS growth rate, current internal growth rate and long-term historical EPS growth trend and long-term historical sales per share growth trend.

LVIP Dimensional International Core Equity Fund–2

LVIP Dimensional International Core Equity Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2017 to December 31, 2017

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers and reimbursements in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Annualized Expense Ratio	Expenses Paid During Period 7/1/17 to 12/31/17*
Actual
Standard Class Shares	$1,000.00	$1,117.10	0.68%	$3.63
Service Class Shares	1,000.00	1,115.30	0.93%	4.96
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.78	0.68%	$3.47
Service Class Shares	1,000.00	1,020.52	0.93%	4.74

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Dimensional International Core Equity Fund–3

LVIP Dimensional International Core Equity Fund

Security Type/Country and Sector Allocations

and Top 10 Equity Holdings (unaudited)

As of December 31, 2017

Security Type/Country	Percentage of Net Assets

Common Stock	99.33%
Australia	5.93%
Austria	0.70%
Belgium	1.34%
Canada	8.44%
Denmark	1.83%
Finland	1.88%
France	7.76%
Germany	7.24%
Hong Kong	2.91%
Ireland	0.69%
Israel	0.70%
Italy	2.90%
Japan	24.48%
Netherlands	2.75%
New Zealand	0.47%
Norway	0.90%
Portugal	0.28%
Singapore	1.17%
Spain	2.32%
Sweden	2.66%
Switzerland	5.87%
United Kingdom	16.11%
Preferred Stock	0.56%
Right	0.01%
Total Value of Securities	99.90%
Receivables and Other Assets Net of Liabilities	0.10%
Total Net Assets	100.00%

Sector designations may be different than the sector designations presented in other Fund materials.

Sector	Percentage of Net Assets

Aerospace & Defense	1.05%
Air Freight & Logistics	0.41%
Airlines	0.49%
Auto Components	2.66%
Automobiles	3.36%
Banks	9.44%
Beverages	1.10%
Biotechnology	0.25%
Building Products	0.98%
Capital Markets	2.58%
Chemicals	5.29%
Commercial Services & Supplies	1.36%
Communications Equipment	0.20%
Construction & Engineering	1.94%
Construction Materials	0.84%
Consumer Finance	0.24%
Containers & Packaging	0.84%
Distributors	0.20%
Diversified Consumer Services	0.13%
Diversified Financial Services	0.62%
Diversified Telecommunication Services	2.08%
Electric Utilities	1.24%
Electrical Equipment	1.46%
Electronic Equipment, Instruments & Components	1.88%
Energy Equipment & Services	0.69%
Food & Staples Retailing	2.27%
Food Products	2.85%
Gas Utilities	0.35%
Health Care Equipment & Supplies	1.11%
Health Care Providers & Services	0.80%
Health Care Technology	0.07%
Hotels, Restaurants & Leisure	2.15%
Household Durables	2.07%
Household Products	0.19%
Independent Power & Renewable Electricity
Producers	0.38%
Industrial Conglomerates	0.95%
Insurance	4.71%
Internet & Direct Marketing Retail	0.19%
Internet Software & Services	0.46%
IT Services	1.17%
Leisure Products	0.35%
Life Sciences Tools & Services	0.33%
Machinery	3.98%
Marine	0.38%
Media	1.78%
Metals & Mining	5.45%
Multiline Retail	0.66%

LVIP Dimensional International Core Equity Fund–4

LVIP Dimensional International Core Equity Fund

Security Type/Country and Sector Allocations

and Top 10 Equity Holdings (unaudited) (continued)

Sector	Percentage of Net Assets

Multi-Utilities	0.92%
Oil, Gas & Consumable Fuels	5.71%
Paper & Forest Products	1.03%
Personal Products	0.55%
Pharmaceuticals	2.97%
Professional Services	1.37%
Real Estate Management & Development	2.44%
Road & Rail	1.25%
Semiconductors & Semiconductor Equipment	0.95%
Software	1.09%
Specialty Retail	1.36%
Technology Hardware, Storage & Peripherals	0.63%
Textiles, Apparel & Luxury Goods	1.30%
Thrift & Mortgage Finance	0.17%
Tobacco	0.48%
Trading Companies & Distributors	1.66%
Transportation Infrastructure	0.69%
Water Utilities	0.12%
Wireless Telecommunication Services	1.23%
Total	99.90%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets

Royal Dutch Shell ADR	0.77%
Toyota Motor	0.70%
Nestle	0.62%
HSBC Holdings ADR	0.62%
BP ADR	0.58%
Vodafone Group	0.51%
Novartis	0.50%
Daimler	0.49%
BASF	0.49%
TOTAL	0.38%
Total	5.66%

LVIP Dimensional International Core Equity Fund–5

LVIP Dimensional International Core Equity Fund

Statement of Net Assets

December 31, 2017

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK–99.33%
Australia–5.93%
Adelaide Brighton	12,534	$63,521
AGL Energy	3,961	75,061
†Ainsworth Game Technology	6,705	11,300
ALS	3,374	18,331
Altium	1,848	19,101
Alumina	36,977	69,686
Alumina ADR	2,200	16,522
Amaysim Australia	13,692	21,260
Amcor	9,053	108,476
AMP	78,519	316,942
Ansell	2,202	41,582
AP Eagers	1,590	9,888
APA Group	4,803	31,145
APN Outdoor Group	5,748	22,017
Appen	2,937	19,043
ARB	1,647	23,998
Aristocrat Leisure	6,690	123,191
Asaleo Care	16,870	19,671
ASX	526	22,453
Aurizon Holdings	23,661	91,172
Ausdrill	17,281	35,462
AusNet Services	34,560	48,567
Austal	8,748	12,403
Australia & New Zealand Banking Group	23,765	530,174
†Australian Agricultural	17,102	17,357
Australian Pharmaceutical Industries	13,270	17,389
Automotive Holdings Group	8,745	24,771
Aveo Group	10,918	22,773
†AWE	63,605	43,275
Bank of Queensland	10,328	102,157
Bapcor	5,064	22,280
Beach Energy	101,472	97,999
Bega Cheese	3,881	21,816
†Bellamy’s Australia	3,466	28,287
Bendigo & Adelaide Bank	12,441	112,896
BHP Billiton	33,258	763,966
BHP Billiton ADR	4,100	188,559
Blackmores	373	49,128
BlueScope Steel	28,904	344,263
Boral	23,543	142,525
Brambles	14,483	113,504
Breville Group	2,406	23,577
Brickworks	3,510	40,595
BT Investment Management	4,733	41,542
BWX	2,317	13,667
Cabcharge Australia	7,280	11,076
Caltex Australia	2,534	67,129
†Cardno	10,023	11,574
carsales.com	4,834	54,475
Cedar Woods Properties	3,504	16,677
Challenger	5,546	60,482

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Australia (continued)
CIMIC Group	1,187	$47,475
Cleanaway Waste Management	53,072	61,833
Coca-Cola Amatil	10,035	66,481
Cochlear	684	91,179
Codan	7,058	12,281
Collins Foods (Australian Securities Exchange)	5,613	23,780
Commonwealth Bank of Australia	10,031	626,019
Computershare	7,588	96,138
Corporate Travel Management	2,120	34,428
Costa Group Holdings	1,792	9,200
Credit Corp Group	1,365	23,691
Crown Resorts	6,663	67,538
†CSG	9,755	3,463
CSL	1,818	199,787
CSR	25,732	95,134
Decmil Group	15,502	15,724
†Domain Holdings Australia	8,039	21,514
Domino’s Pizza Enterprises	1,385	50,339
Downer EDI	27,411	147,463
DuluxGroup	7,944	47,339
Eclipx Group	8,271	26,003
Elders	6,008	38,299
†Energy World	39,810	11,493
ERM Power	5,246	5,780
Estia Health	3,605	9,817
EVENT Hospitality & Entertainment	2,844	29,447
Evolution Mining	50,407	104,383
Fairfax Media	80,391	48,790
Flight Centre Travel Group	2,450	84,448
Fortescue Metals Group	53,723	203,308
G8 Education	10,481	27,723
Genworth Mortgage Insurance Australia	9,798	22,884
GrainCorp Class A	10,331	65,813
Greencross	5,572	27,306
GUD Holdings	1,292	12,255
GWA Group	8,661	19,150
Hansen Technologies	7,143	21,973
Harvey Norman Holdings	23,148	75,066
Healthscope	28,065	45,877
HT&E	5,727	8,361
IDP Education	2,364	11,344
Iluka Resources	3,994	31,513
IMF Bentham	8,126	18,831
Incitec Pivot	44,539	134,956
Independence Group	24,619	90,842
Inghams Group	6,226	16,587
Insurance Australia Group	11,291	63,594
Integral Diagnostics	9,867	17,784
InvoCare	2,555	31,978
IOOF Holdings	5,086	42,387

LVIP Dimensional International Core Equity Fund—6

LVIP Dimensional International Core Equity Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Australia (continued)
IRESS	2,733	$24,577
iSelect	18,420	20,624
iSentia Group	6,749	7,243
James Hardie Industries CDI	5,467	96,016
Japara Healthcare	13,564	20,663
JB Hi-Fi	3,370	65,341
Link Administration Holdings (Australian Securities Exchange)	8,170	53,564
MACA	12,400	16,303
Macquarie Atlas Roads Group	13,936	68,141
Macquarie Group	4,569	353,389
Magellan Financial Group	3,098	64,966
Mantra Group	9,769	29,727
†Mayne Pharma Group	20,988	11,338
McMillan Shakespeare	2,428	32,735
Medibank	33,796	86,546
Melbourne IT	8,247	23,294
†Mesoblast	4,977	5,670
Metals X	23,081	18,729
Metcash	35,847	86,911
Mineral Resources	7,647	125,487
Monadelphous Group	2,631	35,508
Myer Holdings	37,090	19,100
MYOB Group	7,105	19,971
National Australia Bank	24,836	570,363
Navigator Global Investments	2,382	6,170
Navitas	8,596	36,390
New Hope	12,612	24,601
Newcrest Mining	10,869	193,490
nib holdings	13,372	70,530
Nick Scali	2,060	10,657
Nine Entertainment Holdings	32,095	38,302
Northern Star Resources	11,393	54,243
†NRW Holdings	29,414	36,145
Nufarm	7,971	54,169
OFX Group	8,551	9,474
Oil Search	18,581	112,501
Orica	16,321	229,457
†Origin Energy	28,780	210,819
Orora	52,260	137,667
OZ Minerals	12,366	87,830
Pacific Current Group	1,154	6,663
Pact Group Holdings	5,221	23,114
Perpetual	1,243	46,728
†Perseus Mining	24,054	7,042
Platinum Asset Management	4,023	24,146
†PMP	27,788	11,166
Premier Investments	3,957	45,722
Primary Health Care	18,901	53,188
Qantas Airways	9,894	38,795
QBE Insurance Group	19,220	159,536
Qube Holdings	35,193	70,922

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Australia (continued)
†=Quintis	11,219	$2,960
Ramsay Health Care	1,298	70,879
RCR Tomlinson	2,402	7,487
REA Group	640	38,162
Reece	1,765	13,262
Regis Healthcare	6,738	18,452
Regis Resources	12,292	41,229
Reject Shop	2,536	11,101
Reliance Worldwide	3,493	10,577
Resolute Mining	20,493	18,230
Ridley	9,945	10,677
Rio Tinto (Australian Securities Exchange)	5,628	330,898
Sandfire Resources	10,293	55,179
†Santos	24,917	105,468
†Saracen Mineral Holdings	31,831	41,989
SEEK	6,580	97,303
Select Harvests	6,881	25,285
†Senex Energy	51,921	15,548
Servcorp	2,368	10,641
Service Stream	9,845	10,255
Seven Group Holdings	4,010	47,551
Seven West Media	48,144	23,026
SG Fleet Group	6,686	21,180
Sigma Healthcare	22,208	17,111
Silver Chef	1,005	5,677
†Silver Lake Resources	18,565	5,515
Sims Metal Management	7,166	87,645
Sirtex Medical	1,494	19,188
SmartGroup	2,233	18,904
Sonic Healthcare	3,151	56,036
South32	94,428	255,952
South32 ADR	2,400	32,460
Southern Cross Media Group	32,767	30,185
Spark Infrastructure Group	24,227	47,359
SpeedCast International	3,597	14,992
St Barbara	15,960	47,530
Star Entertainment Group	21,497	101,570
Steadfast Group	11,200	24,571
Suncorp Group	12,822	138,199
Super Retail Group	7,541	48,434
Sydney Airport	8,222	45,115
Tabcorp Holdings	27,845	120,809
Tassal Group	6,917	20,241
Technology One	8,398	32,386
Telstra	19,842	56,090
Thorn Group	8,175	5,007
Tox Free Solutions	5,658	15,256
TPG Telecom	13,619	69,689
Transurban Group	6,373	61,678
†Transurban Group	517	5,014
Treasury Wine Estates	1,807	22,423

LVIP Dimensional International Core Equity Fund—7

LVIP Dimensional International Core Equity Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Australia (continued)
Villa World	10,756	$24,002
†Village Roadshow	3,360	10,198
†Virgin Australia Holdings	38,668	8,448
Virtus Health	2,673	10,930
Vocus Group	8,948	21,099
Webjet	5,681	46,085
Wesfarmers	7,172	247,993
Western Areas	17,039	42,819
†Westgold Resources	5,951	8,213
Westpac Banking	25,655	624,020
Westpac Banking ADR	1,600	39,008
Whitehaven Coal	25,082	86,979
WiseTech Global	2,473	27,303
Woodside Petroleum	9,355	240,685
Woolworths Group	5,575	118,448
†WorleyParsons	8,583	95,660
WPP AUNZ	29,030	20,839

		15,054,280

Austria–0.70%
Agrana Beteiligungs	165	20,490
ANDRITZ	2,070	116,803
AT&S Austria Technologie & Systemtechnik	1,434	40,298
†Atrium European Real Estate	4,170	20,764
†BUWOG	3,322	114,483
CA Immobilien Anlagen	1,602	49,601
DO & CO	154	8,725
†Erste Group Bank	4,868	210,958
EVN	2,202	44,123
Kapsch TrafficCom	264	15,822
Lenzing	327	41,530
Mayr Melnhof Karton	125	18,373
Oesterreichische Post	634	28,478
OMV	2,874	182,177
Palfinger	421	17,206
POLYTEC Holding	1,389	30,832
Porr	255	8,518
†Raiffeisen Bank International	4,321	156,573
Rosenbauer International	188	11,863
S IMMO	1,531	29,667
†Schoeller-Bleckmann Oilfield Equipment	215	21,927
Semperit Holding	457	12,118
Strabag	572	23,355
†Telekom Austria	5,124	47,518
UBM Development	240	11,749
UNIQA Insurance Group	7,394	78,248
Verbund	1,857	44,753
Vienna Insurance Group	1,697	52,350
voestalpine	4,072	243,111
Wienerberger	2,941	71,179

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Austria (continued)
Zumtobel Group	329	$3,955

		1,777,547

Belgium–1.34%
Ackermans & van Haaren	877	152,639
Ageas	6,474	316,253
†AGFA-Gevaert	10,744	50,108
Anheuser-Busch InBev	4,442	495,911
Anheuser-Busch InBev ADR	1,200	133,872
Atenor	229	12,877
Barco	316	33,742
Bekaert	1,429	62,317
bpost	2,426	73,834
Cie d’Entreprises CFE	377	55,050
Colruyt	2,723	141,655
Deceuninck	2,600	9,407
D’ieteren	1,058	47,611
Econocom Group	3,074	21,961
Elia System Operator	688	39,541
Euronav	5,132	47,295
EVS Broadcast Equipment	474	16,618
†Galapagos	316	29,776
KBC Group	4,138	352,613
Kinepolis Group	347	23,174
Lotus Bakeries	6	15,240
Melexis	433	43,780
†Nyrstar	3,808	30,632
Ontex Group	3,084	102,037
Orange Belgium	1,441	30,238
Picanol	88	9,788
Proximus	2,859	93,821
Recticel	1,679	15,572
Resilux	61	10,525
Sioen Industries	782	28,543
Sipef	212	15,974
Solvay Class A	2,390	332,297
†Telenet Group Holding	876	61,028
TER Beke	48	9,949
†Tessenderlo Group	1,566	73,073
UCB	2,964	235,024
Umicore	3,504	165,911
Van de Velde	150	7,999

		3,397,685

Canada–8.44%
Absolute Software	1,400	7,663
†Advantage Oil & Gas	4,200	18,043
†Advantage Oil & Gas (New York Shares)	4,123	17,729
Aecon Group	2,600	41,244
Ag Growth International	600	25,461
AGF Management Class B	2,300	14,967

LVIP Dimensional International Core Equity Fund—8

LVIP Dimensional International Core Equity Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Canada (continued)
Agnico Eagle Mines	1,585	$73,195
Agrium	400	46,008
Agrium (New York Shares)	497	57,155
AGT Food & Ingredients	800	12,799
Aimia	10,261	30,530
†Air Canada	2,506	51,595
AirBoss of America	1,300	11,200
†Alacer Gold	10,000	17,741
Alamos Gold	13,674	89,093
Alamos Gold (New York Shares)	5,800	37,758
Alaris Royalty	1,989	32,707
Algonquin Power & Utilities	6,021	67,347
Alimentation Couche-Tard Class B	1,700	88,706
†Alio Gold	3,300	12,129
AltaGas	2,675	60,906
Altus Group	900	26,442
Andrew Peller Class A	100	1,241
ARC Resources	11,600	136,118
†Argonaut Gold	3,300	6,301
Atco	1,300	46,539
†Athabasca Oil	13,108	11,158
†ATS Automation Tooling Systems	3,200	39,586
AutoCanada	579	10,428
†Avigilon	1,400	23,489
†B2Gold	33,700	104,022
Badger Daylighting	700	15,136
Bank of Montreal	1,500	120,036
Bank of Montreal (New York Shares)	8,566	685,451
Bank of Nova Scotia	5,700	367,847
Bank of Nova Scotia (New York Shares)	8,042	518,950
Barrick Gold	14,520	210,003
Barrick Gold (New York Shares)	3,400	49,198
†Baytex Energy	7,212	21,630
BCE	1,429	68,642
†Bellatrix Exploration	1,298	2,220
Birchcliff Energy	8,212	28,745
Bird Construction	622	5,018
Black Diamond Group	2,500	4,753
†BlackBerry	8,180	91,366
†BlackBerry (New York Shares)	1,400	15,638
†BlackPearl Resources	4,845	4,278
BMTC Group	600	7,971
†Bombardier Class A	6,600	16,014
†Bombardier Class B	30,946	74,595
Bonavista Energy	10,324	18,480
Bonterra Energy	913	11,113
Boralex Class A	3,796	70,967
Brookfield Asset Management Class A	1,800	78,358
Brookfield Asset Management (New York Shares) Class A	899	39,142
BRP	951	35,188

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Canada (continued)
CAE	2,800	$52,013
CAE (New York Shares)	2,826	52,451
†Calfrac Well Services	7,800	37,107
Calian Group	600	15,298
Cameco	6,736	62,216
Cameco (New York Shares)	4,973	45,901
Canaccord Genuity Group	3,700	17,072
†Canacol Energy	4,600	16,431
Canadian Imperial Bank of Commerce	3,368	328,077
Canadian National Railway	1,700	140,179
Canadian National Railway (New York Shares)	1,400	115,500
Canadian Natural Resources	3,421	122,198
Canadian Pacific Railway	548	100,152
Canadian Tire Class A	909	118,524
Canadian Utilities Class A	1,000	29,761
Canadian Western Bank	3,045	95,081
†Canfor	4,100	80,826
Canfor Pulp Products	1,800	19,117
CanWel Building Materials Group	2,128	12,477
Capital Power	3,488	67,956
†Capstone Mining	14,500	16,611
Cardinal Energy	4,400	17,817
Cascades	3,168	34,326
CCL Industries Class B	2,000	92,411
†Celestica	5,920	62,042
Cenovus Energy	7,810	71,328
Cenovus Energy (New York Shares)	7,593	69,324
†Centerra Gold	10,627	54,445
†CGI Group Class A	500	27,168
†CGI Group (New York Shares) Class A	1,413	76,768
†China Gold International Resources	14,900	27,856
CI Financial	3,400	80,523
Cineplex	1,700	50,486
Clearwater Seafoods	2,700	15,745
Cogeco	500	36,002
Cogeco Communications	600	41,279
Colliers International Group	100	6,036
Colliers International Group (New York Shares)	797	48,099
Computer Modelling Group	4,100	31,313
Constellation Software	200	121,244
†Copper Mountain Mining	18,300	22,274
Corus Entertainment Class B	5,500	51,193
Cott	3,900	65,093
Cott (New York Shares)	3,177	52,929
Crescent Point Energy	3,657	27,871
Crescent Point Energy (New York Shares)	2,503	19,073
†Crew Energy	5,725	14,347
†CRH Medical	1,667	4,418
†Delphi Energy	4,020	3,614

LVIP Dimensional International Core Equity Fund—9

LVIP Dimensional International Core Equity Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Canada (continued)
†Denison Mines	25,260	$13,866
†Descartes Systems Group	700	19,880
†Detour Gold	7,295	85,776
DHX Media Class A	7,383	26,431
Dollarama	800	99,952
Dorel Industries Class B	1,100	27,216
†Dundee Precious Metals	9,200	21,957
ECN Capital	8,700	27,200
Eldorado Gold	27,866	40,347
Element Fleet Management	8,600	64,996
Emera	809	30,236
Empire Class A	7,355	143,297
Enbridge	2,615	102,270
Enbridge (New York Shares)	2,442	95,507
Enbridge Income Fund Holdings	3,295	78,142
Encana	7,122	95,017
Encana (New York Shares)	9,974	132,953
†Endeavour Mining	1,194	24,345
Enercare	2,770	45,197
Enerflex	3,900	47,594
Enerplus	10,600	103,807
Enghouse Systems	500	24,459
Ensign Energy Services	5,600	28,824
Equitable Group	556	31,626
Evertz Technologies	800	11,583
Exchange Income	808	22,909
Exco Technologies	2,400	19,360
Extendicare	1,700	12,375
Fairfax Financial Holdings	400	212,996
Fiera Capital	1,300	13,445
Finning International	4,800	121,126
First Capital Realty	2,900	47,803
†First Majestic Silver	4,128	27,848
First National Financial	1,200	27,494
First Quantum Minerals	12,514	175,315
FirstService	700	48,967
Fortis	1,700	62,360
Fortis (New York Shares)	572	20,975
†Fortuna Silver Mines	4,027	21,016
Franco-Nevada	199	15,910
†Frontera Energy	300	9,451
Gamehost	1,600	14,002
†Gear Energy	6,979	4,719
Genworth MI Canada	1,900	65,752
George Weston	1,517	131,739
Gibson Energy	2,800	40,496
Gildan Activewear	1,700	54,922
Gildan Activewear (New York Shares)	499	16,118
Gluskin Sheff + Associates	900	11,921
†GMP Capital	3,200	8,859
goeasy	900	26,599
Goldcorp	6,307	80,431

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Canada (continued)
Goldcorp (New York Shares)	7,337	$93,693
†Golden Star Resources	15,300	13,511
†Gran Tierra Energy	17,600	47,745
Granite Oil	866	2,150
†Great Canadian Gaming	1,654	44,462
Great-West Lifeco	2,169	60,566
†Heroux-Devtek	1,187	14,382
High Liner Foods	600	7,079
Home Capital Group	3,812	52,495
Horizon North Logistics	5,000	6,126
Hudbay Minerals	8,499	75,254
Hudbay Minerals (New York Shares)	2,400	21,120
Hudson’s Bay	4,400	39,484
†Husky Energy	6,584	92,972
Hydro One	1,900	33,858
†IAMGOLD	19,100	111,379
IGM Financial	1,300	45,660
†Imperial Metals	3,600	9,709
Imperial Oil	1,600	49,935
Imperial Oil (New York Shares)	898	28,009
Industrial Alliance Insurance & Financial Services	4,123	196,211
Innergex Renewable Energy	3,051	34,952
Intact Financial	500	41,762
Inter Pipeline	5,300	109,753
†Interfor	2,800	47,045
†Intertain Group	1,100	12,558
Intertape Polymer Group	1,327	22,687
Jean Coutu Group Class A	1,400	27,198
Just Energy Group	1,946	8,360
Just Energy Group (New York Shares)	2,000	8,580
†Kelt Exploration	6,500	37,180
Keyera	2,500	70,446
†Kinaxis	200	12,218
†Kinross Gold	60,274	259,893
Kirkland Lake Gold	6,400	98,113
†Klondex Mines	6,555	17,000
Laurentian Bank of Canada	1,687	75,868
Leon’s Furniture	1,469	21,562
Linamar	2,900	168,901
Liquor Stores	1,420	12,065
Loblaw	1,133	61,490
Lucara Diamond	8,031	17,953
Lundin Mining	32,211	214,227
Magellan Aerospace	1,000	16,714
Magna International	3,400	192,694
Magna International (New York Shares)	2,697	152,839
†Major Drilling Group International	3,266	18,344
Mandalay Resources	14,708	3,159
Manulife Financial	9,853	205,526
Manulife Financial (New York Shares)	7,306	152,403

LVIP Dimensional International Core Equity Fund—10

LVIP Dimensional International Core Equity Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Canada (continued)
Maple Leaf Foods	2,822	$80,417
Martinrea International	4,000	51,042
Maxar Technologies	2,565	165,123
Medical Facilities	2,453	27,769
†MEG Energy	10,338	42,273
Methanex	200	12,118
Methanex (New York Shares)	1,787	108,203
Metro Class A	1,500	48,031
†Mitel Networks	58	479
Morguard	200	28,557
Morneau Shepell	2,000	35,481
MTY Food Group Class I	600	26,778
Mullen Group	4,700	58,853
National Bank of Canada	6,600	329,317
Nevsun Resources	13,900	33,838
New Flyer Industries	1,600	68,735
†New Gold	26,677	87,650
†New Gold (New York Shares)	2,694	8,863
Norbord	1,200	40,621
North West	1,700	40,667
Northland Power	2,146	39,864
†NuVista Energy	9,000	57,422
†Obsidian Energy	20,800	25,814
OceanaGold	26,800	68,866
Onex	600	44,005
Open Text	1,596	56,929
Osisko Gold Royalties	5,200	60,067
†Painted Pony Energy	4,000	8,496
Pan American Silver	2,619	40,796
Pan American Silver (New York Shares)	2,800	43,568
†Paramount Resources Class A	2,900	44,804
†Parex Resources	3,960	57,211
Parkland Fuel	2,100	44,857
Pason Systems	1,600	23,154
Pembina Pipeline	4,148	150,179
†Pengrowth Energy	23,764	18,905
Peyto Exploration & Development	5,695	68,095
†PHX Energy Services	2,800	5,235
Pizza Pizza Royalty	900	11,599
Potash Corp of Saskatchewan	2,500	51,273
Potash Corp of Saskatchewan (New York Shares)	6,072	125,387
†Precision Drilling	7,507	22,754
†Precision Drilling (New York Shares)	5,200	15,704
†Premier Gold Mines	11,196	32,065
Premium Brands Holdings	800	65,655
Quarterhill	7,500	13,842
Quebecor Class B	3,300	62,220
†Raging River Exploration	9,749	62,046
Restaurant Brands International	969	59,566
Richelieu Hardware	900	24,551

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Canada (continued)
Ritchie Bros Auctioneers	1,492	$44,656
Rogers Communications Class B	500	25,477
Rogers Communications (New York Shares) Class B	500	25,465
Rogers Sugar	3,400	17,095
†Roxgold	25,200	28,067
Royal Bank of Canada	900	73,496
Royal Bank of Canada (New York Shares)	5,563	454,219
Russel Metals	3,400	78,901
†Sandstorm Gold	8,400	41,967
Saputo	2,500	89,857
Secure Energy Services	9,000	62,721
†SEMAFO	13,600	38,625
†Seven Generations Energy Class A	3,153	44,599
Shaw Communications Class B	4,680	106,844
ShawCor	1,261	27,507
†Sherritt International	9,600	13,136
†Shopify Class A	400	40,449
Sienna Senior Living	700	10,146
†Sierra Wireless	900	18,401
†Sierra Wireless (Nasdaq Stock Market)	507	10,368
Sleep Country Canada Holdings	700	18,600
SNC-Lavalin Group	2,189	99,350
†Spartan Energy	5,633	32,221
Sprott	5,700	11,064
†SSR Mining	5,462	48,102
Stantec	2,500	69,928
Stantec (New York Shares)	1,534	42,875
†Stars Group	4,516	105,223
Stella-Jones	900	36,158
Student Transportation	3,000	18,473
Student Transportation (New York Shares)	1,945	11,942
Sun Life Financial	1,700	70,164
Sun Life Financial (New York Shares)	4,722	194,830
Suncor Energy	13,192	484,336
Suncor Energy (New York Shares)	4,769	175,118
†SunOpta	4,163	32,263
Superior Plus	6,600	62,325
Surge Energy	7,100	11,805
Tahoe Resources	3,572	17,135
Tahoe Resources (New York Shares)	4,400	21,076
†Tamarack Valley Energy	5,900	13,424
†Taseko Mines	18,300	42,802
Teck Resources Class B	8,254	215,838
Teck Resources (New York Shares) Class B	10,365	271,252
†Teranga Gold	2,960	7,041
TFI International	4,100	107,181
Thomson Reuters	1,000	43,588
Thomson Reuters (New York Shares)	300	13,077

LVIP Dimensional International Core Equity Fund—11

LVIP Dimensional International Core Equity Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Canada (continued)
TMX Group	1,118	$62,651
TORC Oil & Gas	6,234	37,394
Toromont Industries	1,400	61,368
Toronto-Dominion Bank	7,400	433,580
Toronto-Dominion Bank (New York Shares)	5,265	308,424
Torstar Class B	2,100	2,857
Total Energy Services	1,899	22,450
†Tourmaline Oil	3,700	67,053
TransAlta	2,500	14,817
TransAlta (New York Shares)	11,388	67,759
TransAlta Renewables	2,064	21,986
TransCanada	4,492	218,491
Transcontinental Class A	4,100	81,021
†Trican Well Service	12,870	41,774
†Trinidad Drilling	8,700	11,766
†Turquoise Hill Resources	17,841	60,889
Uni-Select	1,700	38,422
†Valeant Pharmaceuticals International	14,262	296,364
Valener	700	12,647
Vermilion Energy	800	29,072
Wajax	700	13,738
Waste Connections	600	42,564
West Fraser Timber	3,000	185,131
Western Forest Products	15,500	30,211
Westjet Airlines	1,300	27,262
Westshore Terminals Investment	1,600	33,464
Wheaton Precious Metals	770	17,023
Wheaton Precious Metals (New York Shares)	4,100	90,733
Whitecap Resources	18,300	130,298
Winpak	695	25,876
WSP Global	1,475	70,300
Yamana Gold	40,493	126,279
†Yangarra Resources	5,400	21,351
†Yellow Pages	600	4,014
ZCL Composites	2,300	20,512

		21,413,159

Denmark–1.83%
ALK-Abello Class A	105	12,523
Alm Brand	2,384	31,122
†Ambu Class B	636	56,866
AP Moller - Maersk Class A	33	54,979
AP Moller - Maersk Class B	50	87,149
†Bang & Olufsen	1,372	33,058
†Bavarian Nordic	821	29,613
Carlsberg Class B	1,750	209,892
Chr Hansen Holding	1,372	128,693
Coloplast Class B	547	43,487
†D/S Norden	1,234	23,132
Danske Bank	5,487	213,565

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Denmark (continued)
Dfds	1,405	$75,038
DSV	4,845	381,233
FLSmidth & Co.	1,173	68,226
†Genmab	148	24,545
GN Store Nord	4,158	134,291
H Lundbeck	2,308	117,041
†H+H International Class B	689	16,102
IC Group	491	11,514
ISS	3,121	120,830
Jyske Bank	2,591	147,316
Matas	1,226	15,511
†Nilfisk Holding	979	57,275
†NKT	979	44,700
NNIT	488	13,488
Nordjyske Bank Class A	540	10,444
Novo Nordisk Class B	12,030	646,438
Novo Nordisk ADR	2,700	144,909
Novozymes Class B	2,145	122,452
Orsted	587	32,043
Pandora	3,150	342,400
Per Aarsleff Holding Class B	810	25,522
Ringkjoebing Landbobank	795	41,193
Rockwool International Class A	80	20,887
Rockwool International Class B	226	64,070
Royal Unibrew	1,743	104,396
Scandinavian Tobacco Group	697	13,480
Schouw & Co.	547	51,264
SimCorp	1,167	66,425
Solar Class B	303	19,936
Spar Nord Bank	4,431	51,447
Sydbank	2,661	107,108
TDC	30,488	187,359
†Topdanmark	2,351	101,535
Tryg	3,486	87,202
Vestas Wind Systems	2,649	183,047
†William Demant Holding	2,645	73,881

		4,648,627

Finland–1.88%
†Ahlstrom-Munksjo	592	12,906
Aktia Bank	1,025	11,204
†Amer Sports Class A	5,961	164,990
Aspo	1,168	14,014
Atria	742	10,760
Cargotec Class B	848	48,014
†Caverion	638	4,509
Citycon	10,113	26,185
Cramo	1,559	36,962
Elisa	3,058	119,945
Finnair	1,970	30,303
Fiskars	1,151	33,089
Fortum	8,468	167,593

LVIP Dimensional International Core Equity Fund—12

LVIP Dimensional International Core Equity Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Finland (continued)
Huhtamaki	6,263	$262,887
Kemira	4,819	66,476
Kesko Class A	640	33,863
Kesko Class B	3,490	189,464
Kone Class B	2,104	112,991
Konecranes	2,515	115,109
Lassila & Tikanoja	1,511	32,742
Lemminkainen	505	13,857
Metsa Board	12,062	103,296
Metso	4,577	156,145
Neste	6,313	404,102
Nokia	42,244	197,378
Nokian Renkaat	4,569	207,224
Olvi Class A	782	28,027
Oriola Class B	5,656	19,002
Orion Class A	901	34,670
Orion Class B	1,511	56,338
Outokumpu	12,925	119,948
†Outotec	2,812	23,941
Ponsse	379	11,996
Raisio	7,392	34,058
Ramirent	3,860	36,171
Sampo Class A	4,490	246,421
Sanoma	4,161	54,269
†Stockmann Class B	1,585	8,276
Stora Enso Class R	17,391	275,522
Technopolis	5,160	25,879
Tieto	2,524	78,672
Tikkurila	1,661	35,494
UPM-Kymmene	25,857	802,727
Uponor	1,300	26,174
Vaisala Class A	415	22,158
Valmet	4,839	95,484
Wartsila	2,037	128,559
YIT	5,155	39,400

		4,779,194

France–7.76%
ABC arbitrage	790	5,953
Accor	432	22,239
Aeroports de Paris	301	57,235
†Air France-KLM	8,674	140,901
Air Liquide	2,659	334,274
Airbus	1,907	189,531
Akka Technologies	602	33,443
Albioma	1,323	33,399
Alstom	3,511	145,537
Alten	981	81,827
Altran Technologies	6,438	107,125
Amundi	793	67,163
†Antalis International	400	945
Arkema	2,842	346,283

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
France (continued)
Assystem	625	$22,437
Atos	1,592	231,461
Aubay	366	15,194
AXA	16,291	482,755
Bastide le Confort Medical	242	16,336
Beneteau	810	19,384
BioMerieux	715	64,017
BNP Paribas	9,312	692,707
Boiron	383	34,397
Bollore	9,488	51,470
Bonduelle	665	35,167
Bourbon	1,171	9,835
Bouygues	5,220	270,854
Bureau Veritas	3,389	92,563
Capgemini	1,703	201,707
Carrefour	11,663	251,459
Casino Guichard Perrachon	2,273	137,815
Chargeurs	777	23,596
Christian Dior	229	83,616
Cie de Saint-Gobain	7,490	412,222
Cie des Alpes	539	21,135
Cie Generale des Etablissements Michelin	4,274	611,418
Cie Plastic Omnium	3,423	155,352
CNP Assurances	2,808	64,773
†Coface	3,574	38,286
Credit Agricole	10,846	179,090
Danone	3,219	269,723
Dassault Aviation	6	9,329
Dassault Systemes	720	76,449
Derichebourg	4,013	43,809
Devoteam	373	33,499
Edenred	5,219	151,089
Eiffage	3,307	361,923
Electricite de France	11,830	147,904
Elior Group	4,557	93,980
Elis	2,842	78,469
Engie	24,841	427,054
†Eramet	502	59,517
Essilor International Cie Generale d’Optique	2,339	322,178
†Esso SA Francaise	184	12,650
Euler Hermes Group	466	68,108
Eurofins Scientific	199	120,955
Euronext	1,595	98,936
Europcar Groupe	3,351	41,212
Eutelsat Communications	8,596	199,019
Exel Industries Class A	95	13,222
Faurecia	2,629	204,891
†Fnac Darty	775	93,639
Gaztransport Et Technigaz	801	48,150
Getlink	5,663	72,840

LVIP Dimensional International Core Equity Fund—13

LVIP Dimensional International Core Equity Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
France (continued)
GL Events	693	$20,372
Groupe Crit	166	14,496
Groupe Open	435	16,535
Guerbet	341	32,446
Hermes International	129	69,012
Iliad	164	39,297
Imerys	1,423	134,006
Ingenico Group	2,386	254,822
Interparfums	116	4,809
Ipsen	521	62,010
IPSOS	1,469	54,110
Jacquet Metal Service	688	22,701
JCDecaux	990	39,818
Kaufman & Broad	706	33,511
Kering	136	64,019
Korian	1,850	65,360
Lagardere	5,677	181,801
Lectra	805	24,292
Legrand	1,848	142,072
Linedata Services	218	10,282
LISI	866	41,655
LNA Sante	292	20,636
L’Oreal	846	187,457
LVMH Moet Hennessy Louis Vuitton	1,135	333,129
Maisons France Confort	195	14,022
Manitou BF	108	3,952
Mersen	554	24,795
Metropole Television	1,918	49,511
MGI Coutier	593	23,985
Natixis	16,969	134,030
†Naturex	119	12,653
Neopost	1,745	50,250
Nexans	1,167	71,343
†Nexity	1,234	73,404
Oeneo	1,987	24,421
Orange	29,966	519,336
Orange ADR	1,900	33,060
Orpea	1,125	132,453
Pernod Ricard	268	42,386
Peugeot	18,143	368,507
†Pierre & Vacances	210	11,548
Plastivaloire	1,424	31,884
Publicis Groupe	1,439	97,546
Rallye	741	13,170
†Recylex	1,894	29,611
Remy Cointreau	162	22,446
Renault	3,807	382,139
Rexel	11,991	217,121
Robertet	45	22,029
Rothschild & Co.	861	31,585
Rubis	2,146	151,673
Safran	1,748	180,299

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
France (continued)
Sanofi	6,591	$567,432
Sartorius Stedim Biotech	594	42,969
Savencia	172	16,659
†Schneider Electric	3,810	323,014
SCOR	4,391	176,490
SEB	610	112,917
†Sequana	2,004	1,659
SES FDR	12,488	194,938
Societe BIC	290	31,870
Societe Generale	5,659	291,753
Sodexo	581	77,888
†SOITEC	225	16,049
†Solocal Group	24,875	24,772
Somfy	160	15,813
Sopra Steria Group	610	113,996
SPIE	3,288	85,485
†Stallergenes Greer	249	11,505
†Ste Industrielle d’Aviation Latecoere	4,124	28,254
Stef	120	13,553
†=pStk Etablissememen	4,634	0
STMicroelectronics	11,773	256,817
STMicroelectronics (New York Shares)	1,700	37,128
Suez	4,993	87,715
Synergie	481	25,327
Tarkett	1,197	50,204
Technicolor	4,240	14,602
Teleperformance	2,918	417,711
Television Francaise 1	2,522	37,175
Tessi	54	11,403
Thales	895	96,320
Thermador Groupe	42	5,720
TOTAL	17,519	967,048
TOTAL ADR	4,876	269,545
Trigano	425	75,066
†Ubisoft Entertainment	6,574	505,092
Valeo	3,460	257,738
†Vallourec	13,488	81,290
Veolia Environnement	2,922	74,509
Vetoquinol	184	13,363
Vicat	888	70,097
Vilmorin & Cie	435	46,108
Vinci	3,313	338,230
†Virbac	66	9,780
Vivendi	8,579	230,256
†Worldline	650	31,719
Zodiac Aerospace	1,964	58,705

		19,686,937

Germany–7.24%
Aareal Bank	2,331	105,250
adidas	657	131,393
ADO Properties	813	41,150

LVIP Dimensional International Core Equity Fund—14

LVIP Dimensional International Core Equity Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Germany (continued)
†ADVA Optical Networking	937	$6,747
†AIXTRON	2,094	28,944
Allianz	3,304	756,113
Amadeus Fire	168	15,564
Aurubis	1,191	110,553
Axel Springer	1,516	118,218
BASF	11,290	1,237,739
Basler	48	11,233
Bauer	208	7,487
Bayer	5,014	623,056
Bayer ADR	980	30,468
Bayerische Motoren Werke	5,504	570,667
BayWa	299	11,505
Bechtle	566	47,065
Beiersdorf	317	37,163
Bertrandt	246	29,890
Bilfinger	924	43,766
Borussia Dortmund & Co.	3,145	23,082
Brenntag	3,339	210,503
CANCOM	637	52,865
CECONOMY	3,504	52,885
CENIT	409	10,485
Cewe Stiftung & Co	267	28,154
†Commerzbank	14,804	220,835
CompuGroup Medical	813	53,228
Continental	1,246	335,025
Covestro	1,537	158,260
CropEnergies	1,890	17,663
CTS Eventim & Co.	1,453	67,552
Daimler	14,738	1,246,253
Deutsche Bank	14,668	277,430
Deutsche Bank (New York Shares)	4,280	81,448
Deutsche Boerse	1,003	116,093
Deutsche Lufthansa	10,495	385,415
Deutsche Pfandbriefbank	3,810	60,864
Deutsche Post	5,225	248,363
Deutsche Telekom	46,146	815,697
Deutsche Telekom ADR	4,300	75,942
Deutsche Wohnen	6,765	295,068
Deutz	5,128	46,358
†Dialog Semiconductor	792	24,526
DIC Asset	876	11,056
Diebold Nixdorf	264	23,077
Draegerwerk & Co.	124	9,089
Drillisch	779	64,250
Duerr	907	115,355
E.ON	43,082	466,844
Elmos Semiconductor	625	17,308
ElringKlinger	1,289	28,779
Evonik Industries	2,044	76,771
Fielmann	516	45,451

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Germany (continued)
Fraport Frankfurt Airport Services Worldwide	1,006	$110,498
Freenet	3,140	115,855
Fresenius & Co	1,901	147,844
Fresenius Medical Care & Co	2,686	282,056
FUCHS PETROLUB	814	39,349
GEA Group	1,112	53,203
Gerresheimer	1,589	131,420
Gerry Weber International	1,052	12,019
Gesco	261	9,605
GFT Technologies	786	12,303
Grammer	483	29,922
GRENKE	236	22,371
†H&R & Co.	1,285	22,510
Hamburger Hafen und Logistik	1,312	37,182
Hannover Rueck	793	99,493
†Hapag-Lloyd	1,517	60,976
HeidelbergCement	2,303	248,322
†Heidelberger Druckmaschinen	10,839	37,213
Hella Hueck & Co	1,516	93,573
Henkel	274	32,811
HOCHTIEF	246	43,445
Hornbach Baumarkt	449	16,704
HUGO BOSS	1,741	147,738
Indus Holding	759	54,009
Infineon Technologies	8,169	222,476
Innogy	2,901	113,536
Jenoptik	1,125	37,054
K+S	6,991	173,572
KION Group	2,068	178,016
Kloeckner & Co	4,304	52,880
Koenig & Bauer	782	58,741
Krones	391	53,516
LANXESS	3,813	302,254
LEG Immobilien	1,536	175,336
Leoni	1,588	118,324
†Linde	1,759	410,816
Merck	528	56,674
†METRO	8,454	168,393
MLP	2,356	15,863
MTU Aero Engines	1,455	260,001
Muenchener Rueckversicherungs- Gesellschaft in Muenchen Class R	1,199	258,924
Nemetschek	608	54,392
†Nordex	1,096	11,637
Norma Group	2,132	142,749
OHB	238	12,740
OSRAM Licht	2,600	232,813
†PATRIZIA Immobilien	1,521	35,190
Pfeiffer Vacuum Technology	182	34,099
PNE Wind	7,182	24,663
ProSiebenSat.1 Media	3,101	106,444

LVIP Dimensional International Core Equity Fund—15

LVIP Dimensional International Core Equity Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Germany (continued)
†QIAGEN	3,299	$102,898
QSC	4,933	8,914
Rational	63	40,529
Rheinmetall	1,838	232,440
RHOEN-KLINIKUM	858	30,731
RIB Software	1,099	32,605
RTL Group	410	32,913
†RWE	18,432	375,099
S&T	2,225	47,783
SAF-Holland	1,626	34,990
Salzgitter	1,649	93,673
SAP	1,351	151,144
SHW	537	21,778
Siemens	2,906	402,358
†Siltronic	485	70,118
Sixt	694	61,958
Sixt Leasing	985	22,501
SMA Solar Technology	506	21,747
Stabilus	496	44,605
Stroeer & Co	779	57,400
Suedzucker	2,688	58,186
†SUESS MicroTec	815	16,196
Surteco	396	12,781
Symrise	2,030	174,050
TAG Immobilien	4,160	78,970
Takkt	1,454	32,912
Talanx	1,737	70,786
Telefonica Deutschland Holding	6,223	31,145
thyssenkrupp	4,020	115,919
TLG Immobilien	1,880	49,858
†Tom Tailor Holding	1,216	15,834
Uniper	6,544	204,147
United Internet	1,547	106,002
VERBIO Vereinigte BioEnergie	2,083	20,369
Volkswagen	558	112,609
Vonovia	1,583	78,433
†Vossloh	415	23,268
VTG	836	47,750
Wacker Chemie	801	155,199
Wacker Neuson	967	34,791
Washtec	578	54,408
Wirecard	439	48,792
Wuestenrot & Wuerttembergische	543	15,168
XING	87	27,961
†Zalando	276	14,553
Zeal Network	283	7,277

		18,391,017

∎Hong Kong–2.91%
Agritrade Resources	85,000	34,379
AIA Group	103,200	877,783
Allied Properties	50,000	10,097

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
∎Hong Kong (continued)
APT Satellite Holdings	27,500	$12,003
Asia Financial Holdings	24,000	14,622
Asia Satellite Telecommunications Holdings	6,500	5,880
ASM Pacific Technology	3,100	43,006
Bank of East Asia	15,800	68,330
†Beijing Gas Blue Sky Holdings	240,000	15,667
BOC Aviation	4,400	23,429
BOC Hong Kong Holdings	31,000	156,667
Bright Smart Securities & Commodities Group	48,000	14,632
†=Brightoil Petroleum Holdings	123,000	23,615
†Burwill Holdings	208,000	9,030
Cafe de Coral Holdings	18,000	49,419
†Cathay Pacific Airways	36,000	55,808
Century City International Holdings	124,000	11,745
CGN Mining	155,000	12,482
Chinese Estates Holdings	17,000	27,352
Chow Sang Sang Holdings International	15,000	36,248
Chow Tai Fook Jewellery Group	10,600	11,125
Chuang’s Consortium International	88,000	20,248
CITIC Telecom International Holdings	95,000	25,138
CK Asset Holdings	8,680	75,665
CK Hutchison Holdings	28,180	353,104
CK Infrastructure Holdings	4,500	38,615
CK Life Sciences International Holdings	84,000	6,429
CLP Holdings	6,000	61,399
CSI Properties	280,000	14,482
CW Group Holdings	24,000	3,963
Dah Sing Banking Group	19,600	42,500
Dah Sing Financial Holdings	6,400	40,999
Emperor International Holdings	44,000	14,723
†Esprit Holdings	69,100	36,913
†eSun Holdings	114,000	18,677
Fairwood Holdings	6,000	24,557
Far East Consortium International	64,000	38,484
First Pacific	100,000	67,976
†First Shanghai Investments	16,000	1,814
Galaxy Entertainment Group	10,000	79,838
†GCL New Energy Holdings	210,000	14,730
Get Nice Financial Group	4,800	1,315
Get Nice Holdings	192,000	7,372
Giordano International	64,000	34,019
†Global Brands Group Holding	358,000	29,281
Guoco Group	2,000	25,679
Guotai Junan International Holdings	90,000	28,148
Haitong International Securities Group	77,984	44,357
Hang Lung Group	27,000	99,272
Hang Lung Properties	29,000	70,643
Hang Seng Bank	6,400	158,777

LVIP Dimensional International Core Equity Fund—16

LVIP Dimensional International Core Equity Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
∎Hong Kong (continued)
Hanison Construction Holdings	16,639	$2,933
Henderson Land Development	11,465	75,382
HK Electric Investments	12,000	10,982
HKBN	21,000	26,556
HKR International	45,600	28,541
HKT Trust & HKT	91,000	116,009
Hong Kong & China Gas	24,860	48,683
Hong Kong Aircraft Engineering	1,200	7,679
Hong Kong Exchanges & Clearing	4,328	132,386
Hongkong & Shanghai Hotels	27,500	40,716
Hopewell Holdings	19,000	70,111
Hutchison Telecommunications Hong Kong Holdings	74,000	29,708
Hysan Development	8,000	42,443
†I-CABLE Communications	16,026	470
IGG	16,000	17,192
IT	32,000	13,610
Johnson Electric Holdings	15,500	64,816
Kerry Logistics Network	28,500	40,376
Kerry Properties	22,000	98,831
Kingston Financial Group	98,000	93,897
Kowloon Development	15,000	15,897
Lai Sun Development	8,400	14,300
Lai Sun Garment International	14,200	23,337
Li & Fung	252,000	138,085
Lifestyle International Holdings	28,500	37,865
Liu Chong Hing Investment	10,000	17,266
L’Occitane International	15,500	28,410
Luk Fook Holdings International	22,000	94,473
†Macau Legend Development	150,000	22,417
Man Wah Holdings	24,800	23,515
Melco International Development	27,000	79,177
Melco Resorts & Entertainment ADR	600	17,424
MGM China Holdings	20,400	61,561
Microport Scientific	11,000	10,630
Miramar Hotel & Investment	10,000	19,965
†Mongolian Mining	695,000	18,503
MTR	9,000	52,678
NagaCorp	106,000	81,866
Nameson Holdings	38,000	15,371
New World Development	91,710	137,453
†NewOcean Energy Holdings	62,000	16,268
NWS Holdings	35,058	63,135
†OCI International Holdings	24,000	3,674
Orient Overseas International	6,500	62,669
†=Pacific Andes International Holdings	338,000	6,316
†Pacific Basin Shipping	199,000	42,907
Pacific Textiles Holdings	45,000	47,518
PCCW	200,000	116,075
Pico Far East Holdings	58,000	23,162
Playmates Holdings	60,000	7,833
Polytec Asset Holdings	85,000	6,745

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
∎Hong Kong (continued)
Power Assets Holdings	7,500	$63,217
PRADA	8,600	31,056
Public Financial Holdings	24,000	10,598
†Realord Group Holdings	26,000	18,467
Regal Hotels International Holdings	18,000	14,169
Regina Miracle International Holdings	10,000	9,856
Sa Sa International Holdings	56,000	21,551
Samsonite International	30,600	140,607
Sands China	6,800	35,001
Shangri-La Asia	30,000	67,938
Shenwan Hongyuan	20,000	6,277
Singamas Container Holdings	72,000	14,708
Sino Land	40,000	70,764
SITC International Holdings	61,000	60,218
Sitoy Group Holdings	26,000	5,258
SJM Holdings	59,000	52,719
SmarTone Telecommunications Holdings	33,500	40,391
Soundwill Holdings	5,000	10,457
Stella International Holdings	14,000	21,104
Sun Hung Kai & Co	29,000	18,488
Sun Hung Kai Properties	12,000	199,789
Swire Pacific Class A	11,000	101,776
Swire Pacific Class B	22,500	34,971
Swire Properties	6,800	21,933
Tao Heung Holdings	2,000	356
Techtronic Industries	13,000	84,571
Television Broadcasts	9,800	35,247
Texwinca Holdings	36,000	19,788
=Town Health International Medical Group	100,000	8,832
Tradelink Electronic Commerce	74,000	12,692
Transport International Holdings	13,600	43,779
Tsui Wah Holdings	20,000	2,911
†United Laboratories International Holdings	36,000	29,259
†Victory City International Holdings	87,604	2,187
Vitasoy International Holdings	20,000	51,139
VSTECS Holdings	32,000	19,742
VTech Holdings	3,000	39,237
WH Group	207,500	234,249
Wharf Holdings	13,000	44,830
†Wharf Real Estate Investment	9,000	59,901
Wheelock & Co.	13,000	92,667
Wing On Co. International	3,000	10,619
Wing Tai Properties	16,000	11,082
Wynn Macau	17,200	54,377
†Xinyi Glass Holdings	88,000	114,388
Yue Yuen Industrial Holdings	20,500	80,490

		7,383,908

LVIP Dimensional International Core Equity Fund—17

LVIP Dimensional International Core Equity Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Ireland–0.69%
†Bank of Ireland Group	21,164	$180,168
C&C Group	10,133	34,970
CRH ADR	10,567	381,363
Glanbia	6,515	116,474
Glanbia (London Stock Exchange)	1,193	21,328
Irish Continental Group	3,656	25,416
Kerry Group Class A	923	103,548
Kingspan Group	7,952	348,441
Paddy Power Betfair	1,738	206,866
Paddy Power Betfair (London Stock Exchange)	642	76,373
Smurfit Kappa Group	7,455	252,156

		1,747,103

Israel–0.70%
†Africa Israel Properties	560	13,821
†Airport City	1,490	18,646
Amot Investments	5,068	30,352
Azrieli Group	384	21,460
Bank Hapoalim	19,172	140,795
Bank Leumi Le-Israel	34,915	210,160
Bayside Land	27	13,455
Bezeq The Israeli Telecommunication	18,168	27,464
Big Shopping Centers	149	10,355
†Brack Capital Properties	74	8,529
†Cellcom Israel	2,790	28,746
†Clal Insurance Enterprises Holdings	812	14,601
Danel Adir Yeoshua	234	13,134
Delek Automotive Systems	1,361	10,153
Delek Group	154	24,876
Delta-Galil Industries	368	12,723
Direct Insurance Financial Investments	1,870	22,098
El Al Israel Airlines	17,349	7,202
Elbit Systems	270	36,067
Elbit Systems (New York Shares)	192	25,592
Electra	116	27,973
Electra Consumer Products 1970	515	9,271
First International Bank of Israel	1,446	29,987
Formula Systems 1985	762	31,469
Fox Wizel	1,055	22,328
Frutarom Industries	1,025	96,050
Harel Insurance Investments & Financial Services	7,360	53,848
IDI Insurance	189	12,645
Inrom Construction Industries	2,596	12,297
Israel Chemicals	6,492	26,287
†Israel Discount Bank Class A	13,543	39,313
†Jerusalem Oil Exploration	498	30,345
†Kamada	634	2,970
†Kenon Holdings	783	16,694
Kerur Holdings	403	12,531

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Israel (continued)
Matrix IT	1,514	$19,024
Maytronics	4,037	19,888
Melisron	262	12,379
Menorah Mivtachim Holdings	875	11,067
Migdal Insurance & Financial Holding	13,553	15,186
Mizrahi Tefahot Bank	4,998	92,064
Naphtha Israel Petroleum	2,641	18,766
Neto ME Holdings	91	8,760
Nice	211	19,280
Nice ADR	489	44,944
Oil Refineries	67,791	32,389
†Partner Communications	4,946	30,859
Paz Oil	291	50,274
†Phoenix Holdings	3,394	18,564
Plasson Industries	216	10,827
Rami Levy Chain Stores Hashikma Marketing 2006	226	11,990
Shapir Engineering & Industry	3,168	12,716
Shikun & Binui	16,387	36,482
Shufersal	5,699	37,833
Strauss Group	988	21,170
Summit Real Estate Holdings	1,759	14,356
Teva Pharmaceutical Industries ADR	3,633	68,845
†Tower Semiconductor	1,696	57,800

		1,779,700

Italy–2.90%
A2A	74,880	138,549
ACEA	1,521	28,105
Amplifon	2,061	31,752
Anima Holding	6,515	46,503
†Ansaldo STS	1,232	17,717
†Arnoldo Mondadori Editore	9,603	23,989
Ascopiave	4,301	18,299
Assicurazioni Generali	17,818	324,314
Astaldi	1,991	5,064
Atlantia	4,828	152,209
Autogrill	2,409	33,240
Azimut Holding	2,464	47,139
†Banca Carige	7,846	76
Banca Generali	1,404	46,654
Banca IFIS	815	39,838
Banca Mediolanum	4,614	39,943
†Banca Monte dei Paschi di Siena	99	465
Banca Popolare di Sondrio	15,884	58,004
†Banco BPM	60,488	189,447
BE	10,569	12,599
Biesse	435	22,051
BPER Banca	17,783	89,585
Brembo	2,695	40,943
Brunello Cucinelli	733	23,716
Buzzi Unicem	1,906	51,418

LVIP Dimensional International Core Equity Fund—18

LVIP Dimensional International Core Equity Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Italy (continued)
Cairo Communication	306	$1,362
Cementir Holding	2,477	22,439
Cerved Information Solutions	5,416	68,883
CIR-Compagnie Industriali Riunite	21,107	29,504
CNH Industrial	14,972	200,304
Credito Emiliano	2,363	20,059
†Credito Valtellinese	3,782	5,504
Datalogic	1,125	41,530
Davide Campari-Milano	11,156	86,198
De’ Longhi	2,087	63,178
DiaSorin	536	47,530
Ei Towers	795	51,033
El.En	460	14,367
Enav	3,164	17,122
Enel	77,808	478,463
Eni	26,802	443,518
ERG	2,382	44,055
Esprinet	1,533	7,571
Falck Renewables	13,966	36,294
Ferrari	2,515	263,523
†Fiat Chrysler Automobiles	28,718	512,711
†Fincantieri	11,573	17,362
FinecoBank Banca Fineco	11,231	114,720
Geox	789	2,738
Gruppo MutuiOnline	1,221	19,414
Hera	32,414	113,121
Industria Macchine Automatiche	532	43,242
Infrastrutture Wireless Italiane	3,449	25,609
Interpump Group	2,344	73,567
Intesa Sanpaolo	115,819	384,271
Iren	16,051	48,147
Italgas	9,957	60,755
Italmobiliare	714	20,432
†Juventus Football Club	25,405	23,304
Leonardo	8,268	98,250
Luxottica Group	774	47,502
Maire Tecnimont	3,804	19,659
MARR	652	16,835
†Mediaset	31,335	121,439
Mediobanca	12,038	136,399
Moncler	4,689	146,567
OVS	2,123	14,150
Parmalat	5,975	22,224
Piaggio & C	5,671	15,650
Poste Italiane	11,797	88,820
Prima Industrie	237	9,593
Prysmian	2,264	73,773
Recordati	1,750	77,769
Reply	484	26,812
Sabaf	510	12,183
†Safilo Group	802	4,585
†Saipem	26,852	122,519

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Italy (continued)
Salini Impregilo	8,251	$31,858
Salvatore Ferragamo	950	25,232
Saras	30,556	73,376
Servizi Italia	1,444	11,608
Snam	11,027	54,005
Societa Cattolica di Assicurazioni	8,112	88,085
Societa Iniziative Autostradali e Servizi	2,971	55,325
SOL	1,200	15,305
†Telecom Italia	213,234	184,148
†Telecom Italia ADR	6,900	59,547
Tenaris	3,263	51,790
Terna Rete Elettrica Nazionale	15,845	92,108
Tod’s	380	27,767
†UniCredit	13,921	259,686
Unione di Banche Italiane	41,200	179,609
Unipol Gruppo	13,056	61,152
UnipolSai Assicurazioni	43,859	102,305
Vittoria Assicurazioni	1,077	15,403
†Yoox Net-A-Porter Group	960	33,487

		7,359,974

Japan–24.48%
77 Bank	3,300	83,048
ABC-Mart	500	28,659
Achilles	800	16,912
Adastria	1,600	32,327
ADEKA	4,300	75,632
Advan	1,200	11,593
Aeon	10,200	172,050
Aeon Delight	900	33,664
Aeon Fantasy	300	13,269
AEON Financial Service	1,800	41,834
Aeon Hokkaido	2,300	15,982
Aeon Mall	1,800	35,155
Ahresty	1,900	15,292
Ai Holdings	1,200	28,903
Aica Kogyo	1,900	70,436
Aichi	3,200	23,624
Aichi Bank	300	14,214
Aichi Steel	400	15,982
Aida Engineering	1,500	18,307
Ain Holdings	800	47,791
Air Water	6,600	138,937
Aisan Industry	2,000	23,412
Aisin Seiki	7,300	408,965
Ajinomoto	8,100	152,395
Ajis	700	18,269
†Akatsuki	400	23,462
†Akebono Brake Industry	7,100	19,335
Akita Bank	900	24,769
Albis	600	21,497

LVIP Dimensional International Core Equity Fund—19

LVIP Dimensional International Core Equity Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Japan (continued)
Alconix	600	$12,582
Alfresa Holdings	2,400	56,214
Alpen	600	12,909
Alpine Electronics	1,800	37,178
Alps Electric	3,300	93,870
Amada Holdings	2,000	27,154
Amano	2,700	70,407
Amiyaki Tei	300	14,138
Amuse	600	16,998
ANA Holdings	1,000	41,717
Anest Iwata	1,300	14,528
Anicom Holdings	1,100	35,431
Anritsu	2,600	29,270
AOKI Holdings	1,900	27,874
Aomori Bank	700	22,200
Aoyama Trading	2,200	82,212
Aozora Bank	1,300	50,443
Arakawa Chemical Industries	1,000	20,576
Arata	300	16,324
Arcland Sakamoto	1,600	25,900
Arcland Service Holdings	500	11,811
Arcs	1,600	37,223
Arealink	700	14,765
Ariake Japan	300	25,587
Artnature	400	2,778
Asahi	1,900	22,102
Asahi Diamond Industrial	1,800	20,515
Asahi Glass	5,500	237,734
Asahi Group Holdings	2,000	99,239
Asahi Holdings	400	7,499
Asahi Intecc	2,800	95,965
Asahi Kasei	22,000	283,127
Asante	800	13,506
Asia Pile Holdings	1,700	10,924
Asics	4,500	71,527
ASKA Pharmaceutical	300	5,287
ASKUL	400	11,321
Astellas Pharma	11,200	142,277
Ateam	900	21,575
Atom	1,800	14,953
Autobacs Seven	1,200	23,008
Avex	1,000	14,208
Awa Bank	10,000	63,688
Axial Retailing	700	26,289
Azbil	1,200	51,973
Bandai Namco Holdings	2,100	68,543
Bando Chemical Industries	1,500	17,577
Bank of Iwate	600	23,860
Bank of Kyoto	1,800	93,479
Bank of Nagoya	700	27,237
Bank of Okinawa	980	39,825
Bank of Saga	700	15,953

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Japan (continued)
Belc	400	$24,075
Bell System24 Holdings	1,100	13,829
Belluna	2,000	24,575
Benefit One	1,800	37,638
Benesse Holdings	1,200	42,221
Bic Camera	3,800	54,734
BML	1,000	24,862
Bourbon	500	13,153
Bridgestone	7,000	323,976
Brother Industries	11,500	282,665
Bunka Shutter	2,900	27,857
C Uyemura & Co	300	22,864
Calbee	1,300	42,247
Can Do	500	8,019
Canon	5,300	197,468
Canon Electronics	1,000	21,822
Canon Marketing Japan	1,600	43,187
Capcom	1,300	41,112
Casio Computer	4,000	57,398
Cawachi	600	14,799
Central Glass	1,800	38,139
Central Japan Railway	500	89,480
Central Sports	600	23,321
Chiba Bank	12,000	99,513
Chiba Kogyo Bank	3,800	18,869
Chiyoda	200	5,370
Chiyoda Integre	500	12,149
Chubu Electric Power	4,500	55,817
Chubu Shiryo	900	19,967
Chugai Ro	300	6,582
Chugoku Bank	5,500	73,301
Chugoku Electric Power	3,400	36,500
Chugoku Marine Paints	2,000	16,695
Chukyo Bank	700	14,472
CI Takiron	4,000	28,482
Ci:z Holdings	400	20,395
Citizen Watch	10,200	74,710
CKD	2,700	60,519
Clarion	6,000	22,273
CMIC Holdings	800	14,294
CMK	2,400	21,678
Coca-Cola Bottlers Japan Holdings Class C	1,775	64,767
cocokara fine	600	38,654
COLOPL	1,900	20,597
Colowide	1,200	24,252
COMSYS Holdings	2,100	60,885
Concordia Financial Group	19,669	118,299
CONEXIO	600	12,461
COOKPAD	900	4,839
Cosmo Energy Holdings	2,900	109,193
Cosmos Pharmaceutical	100	20,866

LVIP Dimensional International Core Equity Fund—20

LVIP Dimensional International Core Equity Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Japan (continued)
Create Restaurants Holdings	1,300	$15,323
Create SD Holdings	1,300	34,879
Credit Saison	4,400	79,901
CTI Engineering	400	4,082
CyberAgent	1,900	74,048
Da Consortium Holdings	1,300	25,706
Dai Nippon Printing	4,100	91,279
Dai Nippon Toryo	2,000	31,920
Daibiru	1,800	22,619
Daicel	11,600	131,640
Daido Metal	1,300	12,836
Daido Steel	1,500	91,949
Daifuku	1,500	81,496
Daihatsu Diesel Manufacturing	2,400	17,235
Daihen	4,000	37,778
Daiho	5,000	24,836
Daiichi Jitsugyo	600	18,099
Daiichi Kigenso Kagaku-Kogyo	1,000	12,700
Dai-ichi Life Holdings	8,000	164,417
Daiichi Sankyo	2,000	52,004
Dai-ichi Seiko Class C	300	7,996
Daiichikosho	500	24,913
Daiken	800	20,802
Daiki Aluminium Industry	3,000	23,352
Daikin Industries	1,000	118,163
Daikokutenbussan	300	13,304
Daikyo	1,800	34,852
Daikyonishikawa	2,200	35,573
Dainichiseika Color & Chemicals Manufacturing	600	29,933
Daio Paper	4,000	52,840
Daisan Bank	300	4,803
Daiseki	500	13,902
Daishi Bank	1,300	59,001
Daito Pharmaceutical	600	16,924
Daito Trust Construction	400	81,492
Daiwa House Industry	4,000	153,390
Daiwa Securities Group	26,000	162,669
Daiwabo Holdings	1,000	41,036
DCM Holdings	3,400	31,653
DeNA	2,400	49,409
Denka	3,200	127,693
Denso	4,200	251,617
Dentsu	3,600	152,226
Denyo	900	16,055
Descente	1,100	18,943
Dexerials	1,700	21,929
DIC	3,600	135,435
Digital Arts	500	19,926
Dip	600	15,465
Disco	300	66,492
DKS	3,000	24,544

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Japan (continued)
DMG Mori	3,900	$80,291
Don Quijote Holdings	600	31,278
Doshisha	900	19,133
Doutor Nichires Holdings	600	14,798
Dowa Holdings	2,000	81,225
DTS	1,100	35,783
DyDo Group Holdings	400	21,108
Eagle Industry	1,000	18,654
Earth Chemical	300	15,096
East Japan Railway	1,000	97,518
Ebara	2,400	91,179
EDION	4,000	46,506
EF-ON	800	10,293
Ehime Bank	1,400	16,719
Eiken Chemical	800	38,204
Eisai	300	17,043
Elecom	1,300	29,928
Electric Power Development	1,300	34,969
Elematec	100	2,297
Endo Lighting	1,600	17,576
en-japan	400	18,820
Enplas	400	16,565
EPS Holdings	900	20,328
eRex	2,300	21,618
ES-Con Japan	1,800	10,436
Exedy	1,300	40,052
Ezaki Glico	600	29,927
F@N Communications	2,300	18,266
FamilyMart UNY Holdings	1,500	105,057
FANUC	100	23,990
Fast Retailing	200	79,523
FCC	1,300	34,048
Feed One	9,200	21,592
Ferrotec Holdings	1,100	22,325
FIDEA Holdings	7,000	12,723
Fields	800	8,566
Financial Products Group	1,500	18,176
Foster Electric	700	17,324
FP	1,000	53,648
Freund	1,800	22,289
Fudo Tetra	4,900	7,945
Fuji	3,100	24,065
Fuji Ehime	600	12,914
Fuji Electric	15,000	112,685
Fuji Kyuko	1,000	28,765
Fuji Oil	800	4,428
Fuji Oil Holdings	1,700	49,633
Fuji Seal International	1,600	52,236
Fuji Soft	1,000	32,050
Fujibo Holdings	300	9,899
Fujicco	600	13,365
FUJIFILM Holdings	3,600	146,898

LVIP Dimensional International Core Equity Fund—21

LVIP Dimensional International Core Equity Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Japan (continued)
Fujikura	24,000	$211,098
Fujimori Kogyo	900	31,920
Fujisash	13,300	11,539
Fujita Kanko	100	3,131
Fujitec	1,500	21,635
Fujitsu	32,000	226,865
Fujitsu Frontech	700	12,367
Fujitsu General	3,000	65,766
Fukuda	400	24,057
Fukui Bank	800	19,182
Fukui Computer Holdings Class H	500	14,304
Fukuoka Financial Group	11,000	61,553
Fukushima Bank	1,600	13,185
Fukushima Industries	700	30,849
Fukuyama Transporting	1,400	52,825
FULLCAST Holdings	1,000	20,424
Funai Soken Holdings	600	13,413
Furukawa	800	16,347
Furukawa Battery	2,300	23,359
Furukawa Electric	2,500	122,915
Fuso Chemical	1,200	32,529
Futaba Industrial	1,700	15,776
Future	2,000	21,607
Fuyo General Lease	600	39,708
G-7 Holdings	800	18,481
Gecoss	900	11,110
Geo Holdings	1,000	19,340
Geostr	1,400	9,648
Giken	800	20,920
GLOBERIDE	700	13,623
Glory	1,200	45,233
GMO Financial Holdings	2,700	17,131
GMO internet	1,300	22,060
GMO Payment Gateway	100	8,257
Goldcrest	600	12,099
Gree	1,400	8,775
GS Yuasa	20,000	99,280
G-Tekt	1,000	20,505
GungHo Online Entertainment	9,800	26,894
Gunma Bank	10,100	60,855
Gunze	300	17,136
Gurunavi	700	8,297
H2O Retailing	2,800	58,533
Hachijuni Bank	11,200	64,000
Hagiwara Electric	400	12,831
Hakuhodo DY Holdings	3,600	46,666
Halows	800	18,473
Hamakyorex	1,000	28,622
Hamamatsu Photonics	400	13,416
Hankyu Hanshin Holdings	3,500	140,588
Hanwa	1,000	46,152
Haseko	9,000	139,484

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Japan (continued)
Hazama Ando	6,000	$46,892
Heiwa	2,100	39,398
Heiwa Real Estate	1,500	26,987
Heiwado	2,200	45,652
Helios Techno Holding	2,500	25,118
Hibiya Engineering	900	19,159
Hiday Hidaka	600	18,362
Hikari Tsushin	300	43,072
HI-LEX	900	22,445
Hino Motors	6,000	77,498
Hioki EE	100	2,542
Hirakawa Hewtech	2,100	23,816
Hiramatsu	4,200	21,238
Hirata	200	20,561
Hirose Electric	100	14,601
Hiroshima Bank	8,300	72,013
HIS	1,900	68,788
Hisamitsu Pharmaceutical	200	12,083
Hitachi	96,000	744,787
Hitachi Capital	3,100	77,739
Hitachi Chemical	2,100	53,772
Hitachi Construction Machinery	2,200	79,731
Hitachi High-Technologies	900	37,826
Hitachi Metals	6,200	88,676
Hitachi Transport System	1,900	49,441
Hitachi Zosen	8,800	46,222
Hochiki	1,300	27,966
Hogy Medical	400	30,263
†Hokkaido Electric Power	6,100	40,102
Hokkoku Bank	900	35,746
Hokuetsu Bank	1,100	25,276
Hokuetsu Industries	2,000	22,651
Hokuetsu Kishu Paper	5,000	29,834
Hokuhoku Financial Group	4,200	65,442
Hokuriku Electric Power	5,100	41,031
Hokuto	600	10,917
Honda Motor	18,400	627,946
Honda Motor ADR	4,400	149,952
H-One	800	12,517
Hoosiers Holdings	1,000	11,652
Horiba	1,200	72,246
Hoshizaki	200	17,719
Hosokawa Micron	400	28,609
House Foods Group	1,200	39,774
Hoya	1,700	84,665
Hulic	1,200	13,456
Hyakugo Bank	10,300	49,005
Hyakujushi Bank	12,000	39,719
Ibiden	4,500	67,170
IBJ Leasing	1,400	35,723
Ichibanya	600	24,180
Ichigo	10,300	38,917

LVIP Dimensional International Core Equity Fund—22

LVIP Dimensional International Core Equity Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Japan (continued)
Ichiken	800	$16,965
Ichikoh Industries	2,000	17,728
Ichinen Holdings	1,200	17,181
Idec	800	19,027
Idemitsu Kosan	4,800	192,268
IDOM	3,000	21,239
Ihara Science	1,200	22,978
IHI	5,100	169,149
Iida Group Holdings	3,500	65,879
Iino Kaiun Kaisha	5,000	28,085
IJT Technology Holdings	2,700	23,594
Imasen Electric Industrial	600	7,092
Inaba Denki Sangyo	400	18,654
Inabata & Co.	2,800	42,359
Inageya	600	10,032
I-Net	1,100	17,206
Infocom	400	9,716
Infomart	3,900	23,208
Information Services International- Dentsu	900	20,335
Intage Holdings	2,000	25,956
Internet Initiative Japan	2,200	40,123
Iriso Electronics	800	47,764
Iseki & Co	700	17,640
Isetan Mitsukoshi Holdings	6,300	77,962
†Ishihara Sangyo Kaisha	1,600	30,185
Istyle	4,000	31,148
Isuzu Motors	11,100	185,340
Ito En	800	31,481
ITOCHU	6,700	124,898
Itochu Enex	2,400	23,082
Itochu Techno-Solutions	300	13,012
Itochu-Shokuhin	300	16,471
Itoham Yonekyu Holdings	4,200	38,393
Itoki	1,700	12,563
IwaiCosmo Holdings	1,700	21,642
Iwatani	1,800	57,879
Iyo Bank	6,800	54,336
Izumi	800	49,652
J Front Retailing	6,700	125,907
J Trust	2,900	18,861
JAC Recruitment	1,300	25,189
Jaccs	1,400	32,655
Jalux	300	7,656
Jamco	400	9,408
Janome Sewing Machine	1,000	7,435
Japan Airlines	1,200	46,884
Japan Airport Terminal	500	18,512
†Japan Asset Marketing	3,900	4,354
Japan Aviation Electronics Industry	2,000	33,720
†Japan Display	14,100	28,439
†Japan Drilling	300	6,347

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Japan (continued)
Japan Exchange Group	5,200	$90,221
Japan Lifeline	1,400	29,052
Japan Material	700	25,304
Japan Meat	800	12,852
Japan Medical Dynamic Marketing	1,400	11,499
Japan Pulp & Paper	400	15,333
Japan Securities Finance	4,300	24,308
Japan Steel Works	2,000	64,252
Japan Tobacco	4,900	157,795
Japan Wool Textile	2,700	26,028
JCU	600	29,152
JFE Holdings	7,500	179,231
JGC	1,900	36,707
Jimoto Holdings	7,400	12,649
JINS	600	31,501
J-Oil Mills	400	13,957
Joshin Denki	1,000	35,518
JSP	300	10,263
JSR	3,000	58,933
JTEKT	6,700	114,799
Juki	2,600	42,781
Juroku Bank	1,300	38,191
JVC Kenwood	4,200	14,400
JXTG Holdings	57,150	367,264
kabu.com Securities	7,000	21,797
Kadokawa Dwango	2,300	28,360
Kaga Electronics	600	16,394
Kagome	500	18,553
Kajima	16,000	153,726
Kakaku.com	2,700	45,578
Kaken Pharmaceutical	1,300	66,981
Kakiyasu Honten	700	16,693
Kameda Seika	300	13,765
Kamei	1,600	27,649
Kamigumi	3,000	66,298
Kanagawa Chuo Kotsu	400	12,956
Kanamoto	900	27,846
Kandenko	4,000	42,009
Kaneka	11,000	100,260
Kanematsu	3,800	52,437
Kanematsu Electronics	800	23,986
Kansai Electric Power	4,600	56,258
Kansai Paint	1,000	25,949
Kansai Urban Banking	1,000	13,011
Kanto Denka Kogyo	2,000	24,199
Kao	2,500	168,924
Kasai Kogyo	1,400	23,022
Kato Sangyo	800	29,280
Kato Works	400	12,121
KAWADA TECHNOLOGIES	200	11,299
Kawai Musical Instruments Manufacturing	900	20,507

LVIP Dimensional International Core Equity Fund—23

LVIP Dimensional International Core Equity Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Japan (continued)
Kawasaki Heavy Industries	2,700	$94,459
†Kawasaki Kisen Kaisha	2,200	55,906
KDDI	12,100	300,558
Keihan Holdings	3,300	97,085
Keihin	1,900	38,588
Keikyu	2,500	47,970
Keio	1,000	43,925
Keisei Electric Railway	500	16,054
Keiyo	600	3,632
Keiyo Bank	9,000	41,119
Kenko Mayonnaise	500	18,077
Kewpie	4,600	122,560
Key Coffee	700	13,506
Keyence	200	111,726
KFC Holdings Japan	700	12,469
KH Neochem	500	12,791
Kikkoman	700	28,308
Kinden	3,700	60,243
†Kintetsu Department Store	700	25,596
Kintetsu Group Holdings	1,300	49,751
Kintetsu World Express	1,000	20,673
Kirin Holdings	5,200	131,047
Kitagawa Iron Works	600	16,355
Kita-Nippon Bank	400	10,920
Kito	700	10,990
Kitz	5,100	39,441
Kiyo Bank	2,700	44,791
†KLab	1,600	25,350
†KNT-CT Holdings	1,500	24,126
Koa	1,100	22,656
Koatsu Gas Kogyo	2,000	16,901
Kobayashi Pharmaceutical	300	19,441
Kobe Bussan	600	22,975
†Kobe Electric Railway	500	17,772
†Kobe Steel	3,800	35,069
Kohnan Shoji	1,200	25,870
Koito Manufacturing	500	35,007
Kokusai	1,000	9,840
Kokuyo	2,500	46,346
Komatsu	4,800	173,471
KOMEDA Holdings	700	12,888
Komeri	1,100	31,766
Konami Holdings	1,000	54,992
Konica Minolta	12,900	123,774
Konishi.	1,200	22,435
Konoike Transport	600	10,613
Konoshima Chemical	1,400	14,149
Kose	200	31,165
Koshidaka Holdings	900	42,094
Kotobuki Spirits	500	27,816
Kourakuen Holdings	500	8,153
Krosaki Harima	500	20,963

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Japan (continued)
K’s Holdings	2,900	$74,217
Kubota	2,500	48,899
Kubota ADR	300	29,604
Kumagai Gumi	1,700	47,424
Kumiai Chemical Industry	1,570	10,527
Kura	200	11,698
Kurabo Industries	8,000	25,938
Kuraray	6,700	126,147
Kureha	700	50,756
Kurita Water Industries	2,200	71,327
Kusuri no Aoki Holdings	600	31,745
KYB	1,100	64,027
Kyodo Printing	400	12,863
Kyoei Steel	1,000	19,038
Kyokuto Kaihatsu Kogyo	1,200	21,101
Kyokuto Securities	1,000	14,709
Kyokuyo	500	19,039
KYORIN Holdings	2,100	39,188
Kyoritsu Maintenance	1,700	68,574
Kyosan Electric Manufacturing	3,000	19,431
Kyowa Exeo	3,100	80,143
Kyudenko	1,500	72,434
Kyushu Electric Power	3,600	37,708
Kyushu Financial Group	8,200	49,424
Kyushu Railway	400	12,381
Lasertec	2,400	60,272
Lawson	600	39,872
LEC	900	23,875
Leopalace21	13,100	101,729
Life	900	24,243
LIFULL	1,800	16,051
Lintec	1,200	33,418
Lion	2,000	37,804
LIXIL Group	2,900	78,350
†M&A Capital Partners	200	13,044
M3	1,200	42,065
Mabuchi Motor	900	48,649
Macnica Fuji Electronics Holdings	900	19,592
Maeda	4,000	55,059
Maeda Kosen	900	16,602
Maeda Road Construction	2,000	45,825
Makino Milling Machine	5,000	50,382
Makita	1,000	41,938
Mandom	600	19,634
Mani	700	21,295
Marubeni	25,200	182,188
Marudai Food	4,000	17,946
Maruha Nichiro	2,200	66,351
Marui Group	5,200	95,057
Maruichi Steel Tube	900	26,299
Marusan Securities	1,100	9,841
Maruwa	400	26,686

LVIP Dimensional International Core Equity Fund—24

LVIP Dimensional International Core Equity Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Japan (continued)
Maruwa Unyu Kikan	400	$12,806
Maruzen Showa Unyu	2,000	8,974
Marvelous	2,500	23,013
Matsuda Sangyo	800	13,148
Matsui Construction	1,800	15,591
Matsui Securities	2,800	23,584
Matsumotokiyoshi Holdings	1,800	73,946
Matsuya Foods	200	7,390
Max	1,000	14,305
Maxell Holdings	1,900	40,447
Mazda Motor	14,300	191,096
MCJ	2,500	26,159
Mebuki Financial Group	14,690	62,059
Medipal Holdings	2,000	39,047
Megachips	600	17,912
Megmilk Snow Brand	2,100	62,113
Meidensha	5,000	20,624
MEIJI Holdings	500	42,554
Meiko Electronics	1,200	22,624
Meiko Network Japan	1,900	22,479
Meisei Industrial	2,100	15,419
Meitec	600	31,479
Menicon	1,400	38,958
METAWATER	400	10,350
Michinoku Bank	600	9,549
Mie Bank	600	13,468
Mie Kotsu Group Holdings	2,500	10,706
Milbon	800	26,851
Minato Bank	600	11,247
MINEBEA MITSUMI	10,332	215,496
Ministop	600	12,958
Miraca Holdings	1,900	81,045
Mirait Holdings	1,900	28,247
Miroku Jyoho Service	900	24,200
Misawa Homes	1,400	12,299
MISUMI Group	2,600	75,484
Mitani	600	31,958
Mitsuba	2,400	36,006
Mitsubishi	8,900	245,407
Mitsubishi Chemical Holdings	29,800	326,070
Mitsubishi Electric	16,400	271,790
Mitsubishi Estate	9,600	166,685
Mitsubishi Gas Chemical	6,000	171,810
Mitsubishi Heavy Industries	4,300	160,322
Mitsubishi Logisnext	3,300	29,177
Mitsubishi Logistics	2,000	51,850
Mitsubishi Materials	3,900	138,393
Mitsubishi Motors	8,700	62,589
†Mitsubishi Paper Mills	2,100	13,566
Mitsubishi Shokuhin	500	14,647
Mitsubishi Steel Manufacturing	600	14,871
Mitsubishi Tanabe Pharma	2,400	49,464

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Japan (continued)
Mitsubishi UFJ Financial Group	48,500	$352,981
Mitsubishi UFJ Financial Group ADR	29,200	212,284
Mitsubishi UFJ Lease & Finance	17,200	102,087
Mitsuboshi Belting	2,000	27,420
Mitsui & Co.	7,500	121,676
Mitsui Chemicals	8,400	269,367
Mitsui Engineering & Shipbuilding	3,900	58,309
Mitsui Fudosan	4,000	89,462
Mitsui High-Tec	900	16,271
Mitsui Home	3,000	20,754
Mitsui Mining & Smelting	2,400	139,665
Mitsui OSK Lines	3,500	116,320
Mitsui Sugar	300	12,649
†Mitsui-Soko Holdings	5,000	17,043
Mixi	1,500	67,182
Miyazaki Bank	900	30,627
Mizuho Financial Group	164,300	297,069
Mizuho Financial Group ADR	5,700	20,748
Mizuno	600	17,625
Mochida Pharmaceutical	300	22,925
Modec	900	23,192
Monex Group	14,000	39,559
Monogatari	100	9,519
MonotaRO	1,600	50,992
Morinaga & Co	600	30,370
Morinaga Milk Industry	1,400	63,368
Morita Holdings	1,100	20,676
MS&AD Insurance Group Holdings	5,200	175,398
MTI	1,200	6,848
Mugen Estate	2,200	22,523
Murata Manufacturing	1,100	147,277
Musashi Seimitsu Industry	800	25,451
Musashino Bank	1,400	46,650
Nabtesco	2,000	76,423
Nachi-Fujikoshi	8,000	53,518
Nagase & Co	2,600	46,736
Nagatanien Holdings	2,000	25,260
Nagawa	300	13,220
Nagoya Railroad	2,700	67,995
Nakanishi	400	20,855
Nankai Electric Railway	2,000	49,494
Nanto Bank	1,800	48,296
NEC	5,000	134,686
NEC Capital Solutions	700	14,376
NEC Networks & System Integration	800	21,005
NET One Systems	2,200	33,735
NGK Insulators	6,200	116,790
NGK Spark Plug	3,700	89,678
NH Foods	3,000	73,078
NHK Spring	11,800	129,506
Nichias	4,000	53,155
Nichiban	1,500	42,147

LVIP Dimensional International Core Equity Fund—25

LVIP Dimensional International Core Equity Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Japan (continued)
Nichiha	1,000	$41,802
NichiiGakkan	2,100	26,794
Nichi-iko Pharmaceutical	1,400	21,552
Nichirei	5,500	152,032
Nichireki	2,000	25,748
Nichirin	1,300	34,860
Nidec	700	98,012
Nidec ADR	1,000	35,150
Nifco	600	40,846
Nihon Chouzai	400	12,177
Nihon House Holdings	2,600	16,879
Nihon Kohden	1,300	30,057
Nihon M&A Center	1,200	57,133
Nihon Nohyaku	2,400	14,168
Nihon Parkerizing	3,600	60,562
Nihon Tokushu Toryo	600	12,355
Nihon Unisys	3,000	62,289
Nikkiso	3,300	35,951
Nikkon Holdings	2,100	59,026
Nikon	4,200	84,518
Nintendo	100	36,010
Nippo	3,000	70,086
Nippon Carbide Industries	800	15,246
Nippon Chemi-Con	1,300	40,207
Nippon Chemiphar	300	12,602
Nippon Coke & Engineering	18,200	20,795
Nippon Commercial Development	700	10,687
Nippon Densetsu Kogyo	2,100	45,419
Nippon Electric Glass	2,400	91,347
Nippon Express	1,500	99,611
Nippon Flour Mills	2,300	35,225
Nippon Gas	2,300	83,406
Nippon Kayaku	3,000	44,484
Nippon Koei	800	24,793
Nippon Light Metal Holdings	22,200	63,062
Nippon Paint Holdings	1,900	60,033
Nippon Paper Industries	3,700	70,229
Nippon Parking Development	13,600	23,120
Nippon Road	300	17,510
†Nippon Sheet Glass	3,900	35,320
Nippon Shinyaku	300	22,315
Nippon Shokubai	900	60,669
Nippon Signal	2,100	22,316
Nippon Soda	4,000	26,596
Nippon Steel & Sumikin Bussan	400	24,224
Nippon Steel & Sumitomo Metal	7,700	196,730
Nippon Suisan Kaisha	16,900	88,366
Nippon Telegraph & Telephone	2,500	117,535
Nippon Thompson	3,200	25,486
Nippon Valqua Industries	800	21,844
Nippon Yakin Kogyo	5,800	12,458
†Nippon Yusen	5,100	124,091

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Japan (continued)
Nipro	6,400	$94,587
Nishimatsu Construction	2,100	58,753
Nishimatsuya Chain	1,000	11,108
Nishi-Nippon Financial Holdings	5,800	69,208
Nishi-Nippon Railroad	1,800	48,516
Nishio Rent All	700	22,682
Nissan Chemical Industries	2,100	83,653
Nissan Motor	42,000	418,156
Nissan Shatai	2,800	28,580
Nissei ASB Machine	400	24,374
Nissei Build Kogyo	1,500	19,610
Nisshin Fudosan	1,500	12,313
Nisshin Oillio Group	1,300	39,335
Nisshin Seifun Group	2,800	56,514
Nisshin Steel	3,114	50,993
Nisshinbo Holdings	5,568	75,402
Nissin	1,000	28,078
Nissin Electric	2,100	24,375
Nissin Kogyo	2,100	41,564
Nitori Holdings	400	56,930
Nitta	600	23,076
Nittetsu Mining	300	21,952
Nitto Boseki	800	23,014
Nitto Denko	900	79,604
Nitto Kogyo	1,100	17,625
Nittoc Construction	3,400	21,453
Noevir Holdings Class C	300	22,248
NOF	3,500	93,745
Nohmi Bosai	900	16,389
Nojima	1,500	35,814
NOK	3,400	79,120
Nomura	1,000	22,783
Nomura Holdings	21,700	127,200
Nomura Holdings ADR	2,874	16,727
Nomura Real Estate Holdings	4,500	100,541
Nomura Research Institute	440	20,423
Noritz	1,200	23,495
North Pacific Bank	16,800	56,158
NS Solutions	1,100	30,072
NS United Kaiun Kaisha	700	16,985
NSD	900	19,158
NSK	12,500	195,838
NTN	23,800	117,492
NTT Data	6,000	71,183
NTT DOCOMO	15,100	357,024
NTT DOCOMO ADR	1,000	23,770
NTT Urban Development	1,900	21,946
NuFlare Technology	300	17,969
Obara Group	900	61,590
Obayashi	12,100	146,170
Obic	200	14,689
Odakyu Electric Railway	2,300	49,143

LVIP Dimensional International Core Equity Fund—26

LVIP Dimensional International Core Equity Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Japan (continued)
Ogaki Kyoritsu Bank	1,600	$40,389
Ohashi Technica	1,100	17,346
Ohsho Food Service	400	19,127
Oiles	300	5,996
Oita Bank	300	11,656
Oji Holdings	26,000	172,662
Okabe	1,500	14,294
Okamoto Industries	4,000	40,526
Okamura	1,800	26,296
Okasan Securities Group	8,000	49,360
Oki Electric Industry	2,700	37,789
Okinawa Cellular Telephone	800	29,121
Okinawa Electric Power	1,485	38,615
OKUMA	600	39,683
Okumura	800	32,870
Okura Industrial	4,000	24,486
Okuwa	1,000	10,339
Olympus	1,100	42,081
Omron	1,200	71,375
Ono Pharmaceutical	1,100	25,588
Onoken	1,400	25,222
Onward Holdings	5,500	47,535
Open House	1,700	91,431
OPT Holding	1,200	13,524
Optex Group	400	21,042
Oracle Corp. Japan	500	41,381
Orient	18,900	30,105
Oriental Land	500	45,490
Osaka Gas	2,800	53,842
Osaka Soda	800	20,440
OSAKA Titanium Technologies	1,500	27,512
Osaki Electric	2,000	14,426
OSG	3,000	64,806
OSJB Holdings	3,400	10,117
Otsuka	300	22,976
Otsuka Holdings	1,800	78,943
Outsourcing	2,000	36,358
Pacific Industrial	2,300	35,678
†Pacific Metals	500	13,845
Pack	700	22,546
PAL GROUP Holdings	1,100	34,495
PALTAC	600	27,344
Panasonic	27,100	395,495
Paramount Bed Holdings	600	29,649
Parco	1,200	16,529
Park24	2,400	57,455
Pasona Group	500	10,119
Pegasus Sewing Machine Manufacturing	3,300	22,534
Penta-Ocean Construction	11,500	85,679
Pepper Food Service	400	17,768
Persol Holdings	1,500	37,555

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Japan (continued)
Pigeon	1,300	$49,394
Pilot	700	33,714
Piolax	900	26,672
†Pioneer	13,800	27,880
Plenus	1,000	21,778
Press Kogyo	4,300	25,946
Pressance	2,000	26,669
Prestige International	1,700	21,655
Prima Meat Packers	5,000	36,667
Proto	700	10,038
PS Mitsubishi Construction	2,300	19,178
Punch Industry	1,000	12,065
Qol	1,000	18,748
Raito Kogyo	2,000	22,841
Rakuten	5,700	52,102
Recruit Holdings	4,300	106,769
Relo Group	2,000	54,393
Rengo	11,000	80,217
Resona Holdings	22,500	134,072
Resorttrust	1,200	27,270
Ricoh	10,500	97,302
Ricoh Leasing	800	27,623
Riken	400	22,534
Riken Technos	700	3,868
Riken Vitamin	500	19,898
Ringer Hut	400	9,082
Rinnai	500	45,238
Riso Kagaku	700	13,292
Riso Kyoiku	3,000	24,798
Rock Field	900	16,301
Rohto Pharmaceutical	1,800	47,873
Rokko Butter	500	12,084
Roland DG	400	10,718
Rorze	1,000	24,268
Round One	5,000	83,923
Royal Holdings	800	22,007
Ryobi	1,200	34,024
Ryohin Keikaku	200	62,258
Ryosan	1,100	42,204
S Foods	500	22,687
Sac’s Bar Holdings	900	11,110
Saibu Gas	1,000	24,957
Saizeriya	1,100	36,806
Sakai Moving Service	500	24,592
Sakata INX	1,200	19,115
Sala	1,600	10,208
SAMTY	900	13,397
San-A Class A	600	28,992
San-Ai Oil	2,400	34,889
†Sanden Holdings	1,000	20,026
Sanei Architecture Planning	1,000	22,365
Sangetsu	1,100	20,244

LVIP Dimensional International Core Equity Fund—27

LVIP Dimensional International Core Equity Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Japan (continued)
San-In Godo Bank	6,000	$57,766
Sanken Electric	7,000	50,218
Sanki Engineering	2,200	26,739
Sankyo	1,000	31,447
Sankyo Tateyama	1,100	16,617
Sankyu	2,000	86,091
Sanoh Industrial	1,700	13,623
Sanrio	800	13,364
Sanshin Electronics	1,200	20,439
Santen Pharmaceutical	1,700	26,623
Sanwa Holdings	5,400	74,209
Sanyo Chemical Industries	500	26,129
Sanyo Denki	400	28,605
Sanyo Electric Railway	600	15,187
Sanyo Special Steel	1,500	38,357
Sanyo Trading	500	12,160
Sapporo Holdings	3,100	94,855
Sato Holdings	800	24,270
Sawada Holdings	1,600	16,100
Sawai Pharmaceutical	1,600	71,407
SBI Holdings	6,800	141,681
SBS Holdings	1,000	10,018
Scala	1,600	10,202
SCREEN Holdings	1,000	81,332
SCSK	300	13,808
Secom	1,300	98,076
Sega Sammy Holdings	6,500	80,674
Seibu Holdings	2,600	49,120
Seikagaku	800	11,869
Seikitokyu Kogyo	1,000	5,769
Seiko Epson	3,200	75,333
Seiko Holdings	1,200	34,837
Seino Holdings	4,000	63,458
Seiren	1,900	37,135
Sekisui Chemical	4,300	86,087
Sekisui House	4,400	79,370
Sekisui Plastics	2,500	32,897
Senko Group Holdings	5,000	36,118
Senshu Ikeda Holdings	7,900	29,073
Senshukai	1,500	8,635
Septeni Holdings	4,000	12,358
Seria	800	48,142
Seven & i Holdings	9,700	401,836
Seven Bank	24,100	82,306
†Sharp	700	23,960
Shibaura Electronics	200	9,051
Shibuya	600	24,786
Shiga Bank	9,000	45,967
Shikoku Bank	1,600	22,535
Shikoku Chemicals	2,000	32,396
Shikoku Electric Power	3,500	38,098
Shima Seiki Manufacturing	400	25,192

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Japan (continued)
Shimachu	1,700	$48,795
Shimadzu	1,000	22,686
Shimamura	600	65,916
Shimano	200	28,112
Shimizu	9,800	101,076
Shimizu Bank	400	11,465
Shindengen Electric Manufacturing	300	23,651
Shin-Etsu Chemical	2,000	202,646
Shin-Etsu Polymer	1,100	12,418
Shinko Electric Industries	4,100	33,127
Shinko Plantech	1,300	13,749
Shinmaywa Industries	3,000	28,527
Shinnihon	2,400	21,016
Shinoken Group	600	13,163
Shinsei Bank	5,200	89,610
Shinwa	400	9,628
Shionogi & Co.	500	27,017
Ship Healthcare Holdings	1,900	62,802
Shiseido	600	28,911
Shizuoka Bank	10,000	102,939
Shizuoka Gas	4,100	34,754
Shoei	600	27,400
Shoei Foods	600	25,438
Shofu	1,000	13,022
Showa	1,900	23,535
Showa Denko	6,000	255,357
Showa Sangyo	600	15,610
Showa Shell Sekiyu	5,600	75,779
Siix	600	25,705
Sinfonia Technology	6,000	23,127
Sinko Industries	400	7,716
SKY Perfect JSAT Holdings	8,900	40,733
Skylark	3,500	49,734
SMC	100	41,038
SMK	2,000	11,261
SMS	500	15,716
Sodick	2,000	25,911
SoftBank Group	5,500	435,438
Sogo Medical	400	21,049
Sohgo Security Services	400	21,740
Sojitz	35,000	107,229
Sompo Holdings	4,100	158,263
Sony	10,700	480,247
Sony Financial Holdings	1,700	30,045
Sotetsu Holdings	1,000	26,261
Sparx Group	5,300	14,643
Square Enix Holdings	800	37,958
SRA Holdings	500	17,883
Srg Takamiya	2,400	14,109
St Marc Holdings	900	24,782
Stanley Electric	2,600	105,203
Star Micronics	1,000	17,244

LVIP Dimensional International Core Equity Fund—28

LVIP Dimensional International Core Equity Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Japan (continued)
Start Today	2,100	$63,742
Starts	1,200	31,342
Starzen	400	19,370
Stella Chemifa	400	13,142
Studio Alice	300	7,583
Subaru	9,600	304,395
Sugi Holdings	700	35,660
SUMCO	2,700	68,544
Sumida	1,300	22,236
Sumitomo	10,300	174,706
Sumitomo Bakelite	8,000	67,132
Sumitomo Chemical	49,000	350,627
Sumitomo Dainippon Pharma	3,200	47,370
Sumitomo Densetsu	900	19,138
Sumitomo Electric Industries	18,800	316,917
Sumitomo Forestry	5,200	92,739
Sumitomo Heavy Industries	2,800	117,980
Sumitomo Metal Mining	1,900	86,926
Sumitomo Mitsui Construction	7,300	40,684
Sumitomo Mitsui Financial Group	8,400	362,078
Sumitomo Mitsui Trust Holdings	2,700	106,828
Sumitomo Osaka Cement	18,000	86,690
Sumitomo Realty & Development	5,000	164,095
Sumitomo Riko	1,300	13,872
Sumitomo Rubber Industries	5,000	92,666
Sumitomo Seika Chemicals	400	22,185
Sun Frontier Fudousan	1,300	14,764
Sundrug	400	18,555
Suntory Beverage & Food	1,100	48,917
Suruga Bank	3,500	74,838
Suzuken Aichi	2,100	86,218
Suzuki Motor	1,500	86,825
†SWCC Showa Holdings	1,600	13,652
Sysmex	900	70,669
Systena	900	28,712
T Hasegawa	800	16,664
T RAD	800	28,388
T&D Holdings	8,000	136,484
T&K Toka	1,200	15,582
Tachibana Eletech	800	14,383
Tachi-S	1,400	25,543
Tadano	3,000	49,589
Taihei Dengyo Kaisha	1,000	25,794
Taiheiyo Cement	3,400	146,383
Taiho Kogyo	900	13,357
Taikisha	500	16,875
Taiko Bank	600	13,230
Taisei	1,000	49,731
Taiyo Holdings	400	17,765
Taiyo Nippon Sanso	5,600	78,143
Taiyo Yuden	4,500	69,671
Takara Holdings	1,600	18,663

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Japan (continued)
Takara Leben	4,000	$17,649
Takara Standard	2,200	35,477
Takasago International	600	19,419
Takasago Thermal Engineering	800	14,628
Takashimaya	8,000	84,090
Takeda Pharmaceutical	3,700	209,485
Takeei	900	10,601
Takeuchi Manufacturing	1,800	42,533
Takuma	1,000	13,975
Tama Home	3,400	25,357
Tamron	700	15,007
Tamura	4,000	30,079
Tanseisha	2,100	23,630
Tatsuta Electric Wire & Cable	3,600	28,637
Tayca	500	14,655
TDK	2,100	166,889
TechnoPro Holdings	1,000	54,215
Teijin	6,000	133,319
Teikoku Electric Manufacturing	300	4,170
Tekken	600	18,177
Terumo	500	23,655
T-Gaia	700	16,244
THK	2,300	85,974
TIS	4,500	156,713
Toa Hyogo	1,000	12,566
TOA ROAD	300	11,874
†Toa Tokyo	600	16,167
Toagosei	5,400	68,548
Tobishima	6,800	11,452
Tobu Railway	1,800	58,092
TOC	2,100	17,903
Tocalo	600	26,671
Tochigi Bank	4,000	16,073
Toda	4,000	32,015
Toei	200	20,159
Toei Animation	200	19,481
Toenec	200	6,064
Toho (Kobe)	300	7,664
Toho (Tokyo)	800	27,692
Toho Bank	8,800	30,840
Toho Gas	1,600	43,805
Toho Holdings	1,900	42,830
Toho Titanium	1,700	18,011
Toho Zinc	500	27,044
Tohoku Electric Power	3,600	45,961
Tokai Carbon	4,400	54,292
Tokai Gifu	1,000	22,810
TOKAI Holdings	4,200	35,663
Tokai Rika	2,700	56,657
Tokai Tokyo Financial Holdings	7,600	48,857
Token	300	35,410
Tokio Marine Holdings	7,200	327,478

LVIP Dimensional International Core Equity Fund—29

LVIP Dimensional International Core Equity Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Japan (continued)
Tokushu Tokai Paper	400	$15,094
Tokuyama	2,600	84,347
Tokyo Century	1,400	67,766
Tokyo Dome	4,300	43,469
†Tokyo Electric Power Holdings	8,800	34,731
Tokyo Electron	600	108,234
Tokyo Energy & Systems	1,900	22,071
Tokyo Gas	2,000	45,697
Tokyo Ohka Kogyo	600	25,827
Tokyo Rope Manufacturing	600	9,890
Tokyo Seimitsu	600	23,611
Tokyo Steel Manufacturing	1,600	14,337
Tokyo Tatemono	5,900	79,521
Tokyo Tekko	1,100	19,843
Tokyo TY Financial Group	1,600	46,210
Tokyotokeiba	500	18,893
Tokyu	2,500	39,850
Tokyu Construction	2,600	25,292
Tokyu Fudosan Holdings	21,600	155,883
TOMONY Holdings	4,800	24,640
Tomy	3,600	48,905
Tonami Holdings	500	25,286
Topcon	2,600	56,047
Toppan Forms	1,800	20,339
Toppan Printing	5,000	45,166
Topre	1,600	45,149
Topy Industries	500	15,380
Toray Industries	17,400	163,774
Torex Semiconductor	1,500	21,112
Toridoll Holdings	400	14,880
Torii Pharmaceutical	600	16,083
Torishima Pump Manufacturing	200	2,108
Tosei	1,900	18,495
Toshiba Machine	6,000	44,613
Toshiba Plant Systems & Services	1,400	26,075
Toshiba TEC	8,000	50,322
Tosho	600	19,383
Tosoh	11,000	248,162
Totetsu Kogyo	700	23,209
TOTO	700	41,219
Tottori Bank	600	9,487
Towa	1,400	27,092
Towa Bank	1,300	17,607
Towa Pharmaceutical	300	16,341
Toyo Construction	5,200	30,318
Toyo Engineering	1,000	11,526
Toyo Ink SC Holdings	8,000	47,257
Toyo Kanetsu	300	12,171
Toyo Kohan	2,600	11,234
Toyo Seikan Group Holdings	5,700	91,498
Toyo Suisan Kaisha	1,700	72,574
Toyo Tanso	1,000	31,347

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Japan (continued)
Toyo Tire & Rubber	3,300	$67,816
Toyobo	3,300	59,890
Toyoda Gosei	3,800	96,413
Toyota Boshoku	3,200	66,795
Toyota Motor	27,984	1,783,420
Toyota Motor ADR	1,489	189,356
Toyota Tsusho	5,500	220,953
TPR	800	26,421
Trancom	400	28,085
Transcosmos	800	20,408
Trend Micro	400	22,641
Trusco Nakayama	1,000	29,125
TS Tech	2,100	86,167
Tsubakimoto Chain	6,000	48,411
Tsukishima Kikai	1,500	20,017
Tsukuba Bank	3,300	11,283
Tsukui	2,800	25,127
Tsuruha Holdings	200	27,166
Tsurumi Manufacturing	800	14,733
Tv Tokyo Holdings	700	15,152
UACJ	1,000	26,072
Ube Industries	4,900	143,538
UKC Holdings	1,200	26,408
Ulvac	1,600	100,347
Unicharm	1,500	38,951
Unipres	1,800	48,287
United Arrows	700	28,422
United Super Markets Holdings	1,800	18,261
†Unitika	2,500	18,340
Universal Entertainment	400	14,711
Unizo Holdings	1,300	35,228
†U-Shin	2,200	14,900
Ushio	4,200	59,910
USS	1,100	23,261
†UT Group	900	26,053
V Technology	100	16,105
Valor Holdings	1,500	34,991
Vector	800	11,739
Vital KSK Holdings	1,900	17,366
Voyage Group	1,100	14,281
VT Holdings	3,300	16,413
Wacoal Holdings	2,000	63,086
Wakita & Co.	1,300	15,904
Warabeya Nichiyo Holdings	500	14,157
Watahan & Co.	500	15,617
Weathernews	700	20,645
Welcia Holdings	800	34,531
West Holdings	300	2,010
West Japan Railway	400	29,182
Wowow	500	14,696
Xebio Holdings	1,000	19,002
Yahagi Construction	1,500	13,052

LVIP Dimensional International Core Equity Fund—30

LVIP Dimensional International Core Equity Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Japan (continued)
Yahoo Japan	9,000	$41,233
Yakult Honsha	300	22,637
Yakuodo	400	11,128
YAMABIKO	1,600	25,264
Yamada Denki	9,100	50,116
Yamagata Bank	1,200	26,157
Yamaguchi Financial Group	7,000	82,960
Yamaha	800	29,509
Yamaha Motor	3,300	108,102
Yamaichi Electronics	1,500	27,224
Yamanashi Chuo Bank	6,000	26,100
Yamashin-Filter	1,700	20,832
Yamatane	900	17,481
Yamato Holdings	5,500	110,414
Yamazaki Baking	5,700	110,987
Yamazen	2,400	28,232
Yaoko	1,000	48,745
Yaskawa Electric	5,000	219,076
Yellow Hat	500	15,086
Yokogawa Bridge Holdings	900	21,021
Yokogawa Electric	4,600	87,826
Yokohama Reito	1,200	12,429
Yokohama Rubber	4,900	119,689
Yokowo	1,800	25,555
Yomiuri Land	300	13,175
Yondoshi Holdings	500	13,248
Yorozu	1,000	21,429
Yoshinoya Holdings	2,200	37,324
Yuasa Trading	300	10,888
Yume No Machi Souzou Iinkai	600	10,986
Yumeshin Holdings	2,500	23,978
Yurtec	1,000	8,532
Zenkoku Hosho	900	38,662
Zenrin	600	20,161
Zensho Holdings	1,500	25,760
Zeon	6,000	86,589
ZERIA Pharmaceutical	700	13,352
Zojirushi	1,100	11,198

		62,144,372

Netherlands–2.75%
Aalberts Industries	4,050	205,763
ABN AMRO Group CVA	6,016	193,961
Accell Group	637	17,908
Aegon	30,957	196,700
Aegon (New York Shares)	1,600	10,080
Akzo Nobel	5,232	459,083
†Altice Class A	2,117	22,200
AMG Advanced Metallurgical Group	1,768	88,804
Amsterdam Commodities	1,224	35,401
APERAM	1,419	72,899
Arcadis	2,751	62,840

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Netherlands (continued)
†ArcelorMittal (New York Shares)	13,033	$421,096
ASM International	1,280	86,441
ASML Holding	433	75,281
ASML Holding (New York Shares)	1,200	208,584
ASR Nederland	584	24,041
†Basic-Fit	959	23,140
BE Semiconductor Industries	2,089	174,504
Beter Bed Holding	484	7,689
BinckBank	3,253	17,306
Boskalis Westminster	2,382	89,762
Brunel International	605	11,013
Coca-Cola European Partners	3,451	137,573
Corbion	2,709	87,749
ForFarmers	937	11,737
†Fugro CVA	1,289	20,067
Gemalto	1,791	106,063
GrandVision	498	12,724
Heineken	1,086	113,213
Hunter Douglas	186	16,124
IMCD Group	759	47,728
ING Groep	23,222	426,280
ING Groep ADR	6,300	116,298
KAS Bank CVA	673	8,050
Kendrion	498	23,997
Koninklijke Ahold Delhaize	26,515	582,879
Koninklijke BAM Groep	7,191	33,003
Koninklijke DSM	2,515	240,243
Koninklijke KPN	103,811	362,433
Koninklijke Philips	3,346	126,341
Koninklijke Philips (New York Shares)	7,142	269,968
Koninklijke Vopak	2,822	123,616
Nederland Apparatenfabriek	289	15,434
NN Group	4,841	209,391
†OCI	650	16,393
Philips Lighting	1,136	41,665
PostNL	11,797	57,586
Randstad Holding	3,815	234,085
Refresco Group	2,041	48,488
RELX	3,294	75,711
RELX ADR	1,230	28,376
SBM Offshore	6,480	114,060
Sligro Food Group	739	35,335
TKH Group CVA	1,474	93,622
†TomTom	3,948	39,042
Unilever (New York Shares)	4,013	226,012
Unilever CVA	2,188	123,191
†Van Lanschot Kempen CVA	475	14,904
Wessanen	2,505	51,637
Wolters Kluwer	3,500	182,454

		6,977,968

LVIP Dimensional International Core Equity Fund—31

LVIP Dimensional International Core Equity Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
New Zealand–0.47%
†a2 Milk	13,678	$78,227
Air New Zealand	28,710	64,906
Auckland International Airport	8,728	40,064
Chorus	14,273	42,423
Contact Energy	9,731	38,331
EBOS Group	4,086	53,669
Fisher & Paykel Healthcare	6,224	63,146
Fletcher Building	10,370	55,854
Fonterra Co-Operative Group	1,748	7,941
Freightways	6,324	34,361
Genesis Energy	17,212	30,739
Heartland Bank	10,020	14,770
Infratil	11,249	26,439
Kathmandu Holdings	7,375	12,701
Mainfreight	2,869	51,624
Mercury	3,950	9,434
Meridian Energy	10,128	20,995
Metlifecare	6,446	27,867
New Zealand Refining	7,205	13,531
NZX	14,218	11,285
Port of Tauranga	7,990	27,973
Restaurant Brands New Zealand	5,516	28,520
Ryman Healthcare	3,216	24,107
Scales	3,563	12,070
Skellerup Holdings	11,414	14,965
SKY Network Television	9,600	19,118
SKYCITY Entertainment Group	20,896	61,457
Spark New Zealand	22,300	57,369
Summerset Group Holdings	11,663	45,461
†Synlait Milk	4,693	23,947
Tourism Holdings	5,008	21,472
Trade Me Group	12,535	42,996
Vector	4,460	10,958
Warehouse Group	6,110	9,007
†Xero	933	20,783
Z Energy	13,259	71,956

		1,190,466

Norway–0.90%
ABG Sundal Collier Holding	15,637	11,332
AF Gruppen	854	13,886
†Akastor	6,130	12,244
Aker Class A	1,440	70,741
Aker BP	5,231	128,857
†Aker Solutions	6,553	36,918
†American Shipping	4,751	13,830
†Atea	3,763	52,935
Austevoll Seafood	4,213	35,020
Bakkafrost	1,026	43,478
Bonheur	1,160	12,680
Borregaard	3,905	38,762
†BW LPG	3,677	17,271

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Norway (continued)
†BW Offshore	2,694	$11,746
DNB	8,208	151,942
†DNO	17,098	19,768
Ekornes	768	11,084
Entra	2,612	38,811
†Fred Olsen Energy	1,724	4,619
Frontline	2,974	13,806
Gjensidige Forsikring	1,459	27,520
Grieg Seafood	3,963	34,804
†Hexagon Composites	3,465	11,605
†Kongsberg Automotive	21,255	30,418
†Kvaerner	15,716	30,249
Leroy Seafood Group	8,966	48,026
†Marine Harvest	4,383	74,120
†Nordic Semiconductor	2,947	15,075
Norsk Hydro	10,152	76,960
†Norwegian Air Shuttle	259	5,548
†Norwegian Finans Holding	1,815	20,337
Ocean Yield	2,180	18,453
†Opera Software	2,227	7,106
Orkla	3,459	36,655
†Petroleum Geo-Services	12,921	26,316
†Prosafe	521	760
Protector Forsikring	1,286	14,096
†REC Silicon	113,969	19,158
Salmar	1,165	35,001
Sbanken	1,817	17,925
Scatec Solar	4,506	27,440
Schibsted Class A	331	9,473
Schibsted Class B	714	18,979
SpareBank 1 SR-Bank	3,003	31,820
Statoil	13,570	290,512
Statoil ADR	700	14,994
Stolt-Nielsen	777	10,315
Storebrand	8,407	68,393
Subsea 7	8,934	133,850
Telenor	3,119	66,768
TGS NOPEC Geophysical	5,590	132,355
Tomra Systems	1,480	23,704
Veidekke	2,863	32,342
Wilh Wilhelmsen Holding Class A	394	11,877
XXL	2,669	27,644
Yara International	1,962	90,084

		2,280,412

Portugal–0.28%
Altri	3,521	21,841
†Banco Comercial Portugues Class R	422,999	137,684
CTT-Correios de Portugal	4,552	19,154
EDP - Energias de Portugal	11,203	38,780
EDP Renovaveis	3,214	26,867
Galp Energia	7,878	144,741

LVIP Dimensional International Core Equity Fund—32

LVIP Dimensional International Core Equity Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Portugal (continued)
Jeronimo Martins	3,619	$70,323
Mota-Engil	7,497	32,950
Navigator	7,772	39,571
NOS	11,521	75,766
REN - Redes Energeticas Nacionais	9,525	28,331
Semapa-Sociedade de Investimento e Gestao	1,921	41,016
Sonae	27,791	37,547

		714,571

Singapore–1.17%
Accordia Golf Trust	23,400	11,985
Best World International	23,900	23,536
Boustead Singapore	12,700	8,159
Bukit Sembawang Estates	3,400	15,939
CapitaLand	41,100	108,121
Chip Eng Seng	20,900	15,209
CITIC Envirotech	24,000	13,330
City Developments	6,000	55,801
ComfortDelGro	53,100	78,455
CSE Global	25,500	6,959
Dairy Farm International Holdings	3,100	24,323
DBS Group Holdings	12,500	231,204
Delfi	3,900	4,141
†=Ezion Holdings	44,590	93
First Resources	15,000	20,928
Frasers Centrepoint	17,500	27,216
Genting Singapore	56,600	55,278
Geo Energy Resources	109,100	21,552
GL	20,900	13,126
Golden Agri-Resources	236,600	65,319
Great Eastern Holdings	700	14,482
GuocoLand	13,100	21,940
†Halcyon Agri	27,812	11,957
Ho Bee Land	7,100	13,040
Hong Fok	19,800	12,732
Hong Leong Finance	7,100	14,479
Hongkong Land Holdings	4,500	31,652
Hutchison Port Holdings Trust	283,800	117,491
Hyflux	16,000	4,486
Indofood Agri Resources	26,500	7,700
Japfa	38,000	14,463
Jardine Cycle & Carriage	588	17,848
Keppel	20,900	114,369
Keppel Infrastructure Trust	64,700	27,816
M1	8,600	11,446
Mandarin Oriental International	4,700	9,494
†Midas Holdings	143,100	11,555
Olam International	27,800	42,130
OUE	20,900	29,203
Oversea-Chinese Banking	21,488	198,511
Oxley Holdings	31,570	15,461

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Singapore (continued)
QAF	12,400	$10,384
Raffles Medical Group	15,100	12,645
RHT Health Trust	23,800	14,950
Riverstone Holdings	20,800	16,796
SATS	13,300	51,710
Sembcorp Industries	51,800	117,008
Sheng Siong Group	17,900	12,380
SIIC Environment Holdings	68,260	26,284
Sinarmas Land	50,600	15,099
Singapore Airlines	18,000	143,367
Singapore Exchange	8,800	48,865
Singapore Post	44,900	41,628
Singapore Technologies Engineering	11,700	28,465
Singapore Telecommunications	36,300	96,780
StarHub	17,800	37,877
Sunningdale Tech	8,300	11,943
UMS Holdings	27,625	20,964
United Engineers	16,300	32,160
United Industrial	4,400	10,889
United Overseas Bank	15,362	302,831
UOB-Kay Hian Holdings	6,400	6,508
UOL Group	14,000	92,600
Valuetronics Holdings	30,910	20,981
Venture	10,300	157,251
Wheelock Properties Singapore	8,400	11,933
Wilmar International	26,600	61,299
Wing Tai Holdings	19,300	32,901

		2,979,427

Spain–2.32%
Abertis Infraestructuras	3,699	82,302
Acciona	1,286	104,823
Acerinox	4,889	69,771
ACS Actividades de Construccion y Servicios	3,985	155,669
Aena	166	33,595
Almirall	977	9,788
Amadeus IT Group	2,928	210,706
Applus Services	5,017	67,798
Atresmedia Corp. de Medios de Comunicacion	2,420	25,256
Banco Bilbao Vizcaya Argentaria	16,900	143,620
Banco de Sabadell	129,092	255,918
Banco Santander	128,299	841,159
Banco Santander ADR	26,233	171,564
Bankia	16,100	76,845
Bankinter	4,644	43,931
Bolsas y Mercados Espanoles SHMSF	1,877	59,794
CaixaBank	37,401	173,871
Cellnex Telecom	3,990	102,086
Cia de Distribucion Integral Logista Holdings	822	18,911

LVIP Dimensional International Core Equity Fund—33

LVIP Dimensional International Core Equity Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Spain (continued)
CIE Automotive	2,662	$77,151
Construcciones y Auxiliar de Ferrocarriles	400	16,404
Distribuidora Internacional de Alimentacion	18,760	96,757
Ebro Foods	1,418	33,211
Elecnor	1,157	18,418
Enagas	9,816	280,732
Ence Energia y Celulosa	6,020	39,727
Endesa	3,243	69,361
Ercros	5,966	20,445
Euskaltel	2,613	21,313
Faes Farma	5,380	18,960
Ferrovial	1,530	34,721
Fluidra	1,740	24,656
Gas Natural SDG	8,813	203,391
Grifols	1,754	51,285
Grupo Catalana Occidente	1,101	48,799
Iberdrola	63,951	495,063
†Indra Sistemas	2,410	32,954
Industria de Diseno Textil	3,141	109,218
†Liberbank	24,434	12,912
Mapfre	40,520	129,974
Mediaset Espana Comunicacion	6,833	76,631
Melia Hotels International	1,845	25,387
Miquel y Costas & Miquel	539	23,260
NH Hotel Group	7,418	53,403
†Obrascon Huarte Lain	5,166	30,830
Papeles y Cartones de Europa	2,516	34,173
†Promotora de Informaciones Class A	2,956	8,760
Prosegur Cia de Seguridad	8,874	69,617
†Realia Business	9,268	12,232
Red Electrica	2,660	59,710
Repsol	21,824	385,334
†Sacyr	12,340	34,856
Saeta Yield	1,564	18,409
Siemens Gamesa Renewable Energy	5,257	71,987
Talgo	2,704	13,789
Tecnicas Reunidas	621	19,692
Telefonica	9,697	94,427
Telefonica ADR	19,864	192,284
†Tubacex	611	2,456
Vidrala	512	51,895
Viscofan	1,301	85,785
Zardoya Otis	4,568	49,959

		5,897,735

Sweden–2.66%
AAK	879	75,278
Acando	5,705	19,404
AddTech Class B	828	18,118
AF	1,667	36,762

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Sweden (continued)
Alfa Laval	3,498	$82,739
Alimak Group	710	11,077
†Arjo Class B	3,387	9,666
Assa Abloy Class B	2,405	49,859
Atlas Copco Class A	2,350	101,417
Atlas Copco Class B	1,612	61,783
Atrium Ljungberg Class B	1,277	20,284
Attendo	1,311	14,056
Avanza Bank Holding	949	39,808
Axfood	2,174	41,882
Beijer Alma Class B	1,082	34,558
Beijer Ref	567	21,877
Bergman & Beving Class B	1,030	10,798
†Betsson	5,316	39,207
Bilia Class A	5,432	52,975
BillerudKorsnas	6,702	114,763
BioGaia Class B	302	12,002
Boliden	5,797	198,244
Bonava Class B	2,548	35,596
Bravida Holding	1,752	11,715
Bufab	1,312	16,994
Byggmax Group	2,929	19,609
Castellum	3,437	57,966
Catena	661	12,530
Clas Ohlson Class B	1,932	26,496
Cloetta Class B	9,063	32,813
Com Hem Holding	5,928	90,621
Concentric	2,269	41,767
Dios Fastigheter	2,766	18,798
Dometic Group	1,178	11,998
Duni	1,284	18,979
Dustin Group	2,527	25,106
Eastnine	1,862	18,556
Electrolux Class B	2,047	65,904
Elekta Class B	4,571	37,744
†Enea	1,982	19,631
Fabege	2,033	43,321
†Fastighets Balder Class B	915	24,467
†Fingerprint Cards Class B	5,400	10,408
Getinge Class B	3,387	49,114
Granges	3,722	38,171
Gunnebo	3,239	13,306
†Haldex	1,307	13,902
Hemfosa Fastigheter	3,832	51,349
Hennes & Mauritz Class B	4,565	94,422
Hexagon Class B	1,095	54,930
Hexpol	6,700	67,929
†HIQ International	2,708	20,537
Holmen Class B	1,385	73,612
Hufvudstaden Class A	1,839	29,452
Husqvarna Class A	357	3,388
Husqvarna Class B	10,966	104,336

LVIP Dimensional International Core Equity Fund—34

LVIP Dimensional International Core Equity Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Sweden (continued)
ICA Gruppen	1,191	$43,268
Indutrade	2,575	70,173
Intrum Justitia	2,057	76,055
Inwido	2,366	24,156
ITAB Shop Concept Class B	1,500	9,463
JM	2,391	54,468
KappAhl	3,150	17,468
Karo Pharma	4,527	18,487
Kindred Group SDR	7,464	106,577
Klovern Class B	10,210	13,343
KNOW IT	1,633	30,956
Kungsleden	3,733	27,070
Lagercrantz Group Class B	1,482	14,634
Lifco Class B	441	15,289
Lindab International	2,706	22,497
Loomis Class B	3,021	126,908
†Lundin Petroleum	917	20,991
Mekonomen	1,414	25,727
Millicom International Cellular SDR	1,544	104,275
Modern Times Group Class B	2,012	84,548
†Momentum Group Class B	1,030	14,628
Mycronic	2,215	22,957
NCC Class B	1,871	35,878
†NetEnt	3,048	20,994
New Wave Group Class B	1,826	12,131
Nibe Industrier Class B	3,204	30,696
Nobia	3,968	33,570
Nobina	7,263	47,811
Nolato Class B	1,916	125,894
Nordea Bank	24,357	294,914
†Oriflame Holding	868	35,772
Peab	6,554	56,389
Proact IT Group	780	17,163
Ratos Class B	10,369	45,303
†RaySearch Laboratories	882	18,412
Recipharm Class B	441	5,309
Resurs Holding Class A	3,017	21,424
Saab Class B	1,001	48,682
Sagax Class B	1,345	16,101
Sandvik	9,776	171,126
†SAS	6,329	16,420
Scandi Standard	2,058	15,931
Scandic Hotels Group	1,891	27,144
†Sectra Class B	568	11,910
Securitas Class B	2,390	41,687
Skandinaviska Enskilda Banken Class A	12,001	140,920
Skanska Class B	2,396	49,647
SKF Class A	693	15,362
SKF Class B	8,225	182,725
SkiStar	1,095	21,091
†SSAB Class A	8,512	46,515

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Sweden (continued)
†SSAB Class B	20,728	$92,375
†SSAB (Helsinki Stock Exchange) Class B	7,881	35,064
Svenska Cellulosa Class A	1,121	12,982
Svenska Cellulosa Class B	17,336	178,684
Svenska Handelsbanken Class A	12,740	174,105
Sweco Class B	1,012	22,428
Swedbank Class A	6,251	150,804
Swedish Match	1,220	48,058
†Swedish Orphan Biovitrum	1,348	18,424
Systemair	645	9,863
Tele2 Class B	5,683	69,844
Telefonaktiebolaget LM Ericsson Class B	24,922	164,478
Telia	62,638	279,202
Thule Group	3,579	80,624
Trelleborg Class B	2,976	68,872
Victoria Park Class B	9,142	32,765
Vitrolife	148	11,250
Volvo Class A	4,893	91,405
Volvo Class B	14,738	274,449
Wallenstam Class B	3,583	34,462
Wihlborgs Fastigheter	1,310	31,312

		6,754,333

Switzerland–5.87%
ABB	23,839	638,512
Adecco Group	3,459	264,337
†Allreal Holding	642	108,576
†Alpiq Holding	237	15,335
†ALSO Holding	204	28,051
†ams	809	73,289
APG SGA	54	25,206
†Arbonia	984	16,409
†Aryzta	3,813	151,237
Ascom Holding	1,103	28,475
Autoneum Holding	166	47,791
Baloise Holding	1,283	199,437
Bank Cler Class B	246	10,742
Banque Cantonale de Geneve	72	12,118
Banque Cantonale Vaudoise	142	107,102
†Barry Callebaut	62	129,232
Belimo Holding Class R	16	69,944
Bell Food Group	30	13,223
†Bellevue Group	933	23,252
Berner Kantonalbank	178	32,222
BKW	572	33,962
Bobst Group	566	75,183
Bossard Holding Class A	279	65,749
Bucher Industries	266	108,098
Burckhardt Compression Holding	82	26,570
Burkhalter Holding	128	16,669

LVIP Dimensional International Core Equity Fund—35

LVIP Dimensional International Core Equity Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Switzerland (continued)
†Calida Holding	290	$11,309
Carlo Gavazzi Holding	46	15,985
†Cembra Money Bank	957	89,156
†Cham Paper Holding	36	16,699
Chocoladefabriken Lindt & Spruengli Class R	1	72,333
Cie Financiere Richemont	2,769	250,782
Cie Financiere Tradition	102	9,981
†Clariant	7,901	220,773
Coltene Holding	149	14,511
Conzzeta	46	47,961
†Credit Suisse Group	19,087	340,430
Credit Suisse Group ADR	583	10,407
Daetwyler Holding Class B	454	87,748
DKSH Holding	919	80,396
†dormakaba Holding Class B	74	68,905
†Dufry	1,140	169,222
†EFG International	4,332	45,737
†Emmi	84	60,420
EMS-Chemie Holding	85	56,709
†Feintool International Holding	85	10,293
Flughafen Zurich	1,195	273,137
Forbo Holding	38	58,690
†GAM Holding	6,890	111,175
Geberit	234	102,999
Georg Fischer	219	289,116
Givaudan	48	110,877
†Gurit Holding Class B	24	25,935
Helvetia Holding	288	161,988
†HOCHDORF Holding	35	10,269
Huber + Suhner	499	26,014
†Idorsia	511	13,346
Implenia	591	39,904
†Inficon Holding	61	38,011
Interroll Holding Class R	40	59,233
Intershop Holding	22	10,995
†Julius Baer Group	3,490	213,421
Jungfraubahn Holding	78	10,182
†Kardex	391	47,990
Komax Holding Class R	113	36,987
Kudelski Class B	1,531	18,897
Kuehne + Nagel International Class R	349	61,745
†LafargeHolcim	3,839	216,220
LEM Holding	12	20,344
Liechtensteinische Landesbank	592	30,163
Logitech International Class R	1,164	39,212
Logitech International (New York Shares) Class R	2,260	76,026
†Lonza Group	1,319	355,743
Luzerner Kantonalbank	113	53,905
Metall Zug	7	26,550
†Meyer Burger Technology	4,175	7,155

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Switzerland (continued)
Mobilezone Holding	775	$10,220
†Mobimo Holding	218	58,484
Nestle	18,404	1,582,307
Novartis	14,994	1,261,783
Novartis ADR	161	13,518
†OC Oerlikon	7,769	131,138
Orior	228	18,051
Panalpina Welttransport Holding	333	51,636
Partners Group Holding	200	137,039
Phoenix Mecano Class B	34	21,446
Plazza Class A	48	11,231
PSP Swiss Property	1,021	96,789
†Rieter Holding	188	45,879
Roche Holding	2,891	731,005
Roche Holding (Swiss Exchange)	103	25,996
Romande Energie Holding	5	6,051
Schindler Holding	107	24,196
†Schmolz + Bickenbach	14,538	12,532
Schweiter Technologies Class B	33	42,785
†SFS Group	694	80,538
SGS	34	88,639
†Siegfried Holding	157	52,197
Sika	45	357,030
Sonova Holding	1,065	166,343
St Galler Kantonalbank	88	43,709
Straumann Holding Class R	176	124,159
Sulzer	744	90,247
†Sunrise Communications Group	1,919	175,126
Swatch Group	495	201,553
Swatch Group (Swiss Exchange)	970	73,985
†Swiss Life Holding	514	181,686
Swiss Re	2,741	256,340
Swisscom	546	290,340
Swissquote Group Holding	434	16,991
Tamedia	63	8,922
Tecan Group Class R	231	47,975
†Temenos Group	1,242	158,940
†u-blox Holding	330	64,954
†UBS Group	16,461	302,434
†UBS Group (New York Shares)	13,676	251,502
Valiant Holding	726	78,527
Valora Holding	132	43,987
†VAT Group	150	22,183
Vaudoise Assurances Holding	46	24,948
Vetropack Holding Class B	7	13,476
Vifor Pharma	1,298	166,170
Vontobel Holding Class R	1,301	82,013
VP Bank	120	16,378
VZ Holding	61	20,689
†Ypsomed Holding	55	9,058
Zehnder Group	321	13,160
†Zug Estates Holding Class B	9	16,874

LVIP Dimensional International Core Equity Fund—36

LVIP Dimensional International Core Equity Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Switzerland (continued)
Zuger Kantonalbank Class B	3	$16,209
Zurich Insurance Group	1,725	524,475

		14,910,550

United Kingdom–16.11%
4imprint Group	461	11,826
888 Holdings	9,831	37,391
A.G. Barr	4,957	44,496
AA	9,619	22,078
Acacia Mining	5,399	14,343
Admiral Group	3,375	91,032
Aggreko	12,028	129,436
†Aldermore Group	3,674	15,392
Anglo American	37,270	775,178
Anglo-Eastern Plantations	1,229	12,760
Antofagasta	9,355	126,256
Arrow Global Group	10,826	57,992
Ascential	2,310	11,981
Ashmore Group	11,961	65,178
Ashtead Group	10,501	281,652
Associated British Foods	2,067	78,699
AstraZeneca ADR	11,528	400,022
Auto Trader Group	19,525	93,004
AVEVA Group	2,625	97,996
Aviva	56,121	382,763
Avon Rubber	818	13,463
B&M European Value Retail	28,509	162,686
Babcock International Group	13,229	126,010
BAE Systems	19,577	151,258
Balfour Beatty	8,427	33,707
Barclays	60,163	164,688
Barclays ADR	21,326	232,453
Barratt Developments	23,687	206,633
BBA Aviation	30,369	143,112
Beazley	16,454	118,670
Bellway	11,002	527,433
Berkeley Group Holdings	4,039	228,873
BGEO Group	1,523	72,901
BHP Billiton	8,188	165,564
BHP Billiton ADR	9,149	368,705
Bodycote	10,306	126,767
Booker Group	46,542	143,901
Bovis Homes Group	5,572	88,170
BP	62,357	437,452
BP ADR	34,798	1,462,560
Brewin Dolphin Holdings	13,870	72,748
British American Tobacco	9,335	631,035
British American Tobacco ADR	3,000	200,970
Britvic	7,850	86,149
BT Group	36,509	133,928
BT Group ADR	2,800	51,016
†BTG	3,088	31,791

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
United Kingdom (continued)
Bunzl	1,748	$48,839
Burberry Group	5,077	122,406
Cambian Group	4,430	11,738
Capita	13,958	75,417
Capital & Counties Properties	19,705	84,957
Card Factory	18,485	73,650
Carillion	16,572	3,860
Carnival	801	52,702
Carnival ADR	548	36,321
Centamin	43,833	93,362
Centrica	46,016	85,302
Chemring Group	10,580	26,248
Chesnara	3,029	15,919
Cineworld Group	7,800	63,119
Clarkson	574	22,172
Close Brothers Group	6,764	132,237
CLS Holdings	3,724	12,444
CMC Markets	4,878	9,879
†Cobham	84,979	144,910
†Coca-Cola HBC	4,056	132,524
Communisis	16,118	14,036
Compass Group	7,637	164,671
Computacenter	4,566	71,080
Connect Group	11,057	16,720
Consort Medical	2,364	37,280
Costain Group	5,650	35,682
Countryside Properties	2,308	11,000
†Countrywide	2,878	4,673
Cranswick	2,387	107,545
Crest Nicholson Holdings	10,866	79,955
Croda International	1,416	84,412
†CYBG	2,864	13,108
Dairy Crest Group	10,235	79,665
DCC	2,536	255,216
De La Rue	3,905	33,822
Debenhams	32,597	15,294
Dechra Pharmaceuticals	1,565	44,157
Devro	10,377	32,084
DFS Furniture	4,052	10,723
Diageo	3,922	143,758
Diageo ADR	1,351	197,287
Dignity	883	21,698
Diploma	4,716	79,400
Direct Line Insurance Group	40,870	210,308
DiscoverIE Group	3,315	16,572
Dixons Carphone	31,836	85,406
Domino’s Pizza Group	9,282	43,323
Drax Group	18,143	66,134
DS Smith	71,337	497,254
Dunelm Group	1,645	15,334
easyJet	4,436	87,683
†EI Group	30,183	57,562

LVIP Dimensional International Core Equity Fund—37

LVIP Dimensional International Core Equity Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
United Kingdom (continued)
Electrocomponents	11,562	$97,602
Elementis	15,959	62,077
†EnQuest	56,768	21,846
Entertainment One	12,736	55,971
Essentra	4,006	28,641
esure Group	16,021	53,752
Euromoney Institutional Investor	529	9,331
Evraz	13,963	64,097
Experian	3,396	74,857
FDM Group Holdings	2,676	33,727
Fenner	4,323	23,332
Ferguson	1,855	133,122
Ferrexpo	18,027	71,338
Fidessa Group	2,138	73,060
†Firstgroup	39,397	58,600
Foxtons Group	7,206	7,950
Fresnillo	2,052	39,427
Fuller Smith & Turner	1,225	15,200
G4S	42,078	151,442
Galliford Try	4,209	73,081
GAME Digital	3,172	2,398
Games Workshop Group	1,148	40,811
†Gem Diamonds	5,209	4,993
Genus	1,882	64,312
GKN	38,500	165,562
GlaxoSmithKline	10,422	184,565
GlaxoSmithKline ADR	7,200	255,384
†Glencore	80,395	420,784
Go-Ahead Group	2,254	45,314
Gocompare.Com Group	9,338	13,459
Grafton Group	6,451	69,853
Greencore Group	19,256	59,719
Greene King	13,189	98,553
Greggs	5,260	99,210
GVC Holdings	7,183	89,708
Halfords Group	9,120	43,072
Halma	12,799	217,470
Hargreaves Lansdown	6,159	149,576
Hastings Group Holdings	10,908	47,128
Hays	66,687	164,245
Headlam Group	2,792	22,052
Helical	5,644	25,909
Henry Boot	32	138
Hikma Pharmaceuticals	2,646	40,425
Hill & Smith Holdings	2,969	53,675
Hilton Food Group	2,628	30,656
Hiscox	8,934	176,591
Hochschild Mining	10,048	35,710
HomeServe	20,430	223,289
Howden Joinery Group	28,356	178,497
HSBC Holdings ADR	30,252	1,562,213
†Hunting	6,303	51,472

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
United Kingdom (continued)
Huntsworth	11,191	$12,276
Ibstock	13,428	48,316
IMI	8,093	145,654
Imperial Brands	3,807	162,386
Inchcape	19,753	208,087
†Indivior	20,571	112,966
Informa	10,136	98,618
Inmarsat	21,606	142,919
InterContinental Hotels Group ADR	1,334	84,722
International Consolidated Airlines Group (London Stock Exchange)	7,151	62,625
†Interserve	4,306	5,552
Intertek Group	3,526	246,586
Investec	14,346	103,295
ITE Group	10,902	26,752
ITV	23,892	53,387
IWG	26,664	92,665
J D Wetherspoon	4,566	77,491
J Sainsbury	43,224	140,752
†Jackpotjoy	1,380	15,437
James Fisher & Sons	2,703	57,214
Jardine Lloyd Thompson Group	4,141	77,770
JD Sports Fashion	17,971	81,424
John Laing Group	4,951	19,653
John Menzies	3,548	32,598
John Wood Group	18,946	165,770
Johnson Matthey	5,004	207,358
Jupiter Fund Management	17,553	148,524
†Just Eat	2,120	22,299
Just Group	16,091	36,762
†KAZ Minerals	17,192	206,664
KCOM Group	29,984	36,738
Keller Group	3,940	51,760
Kier Group	1,594	23,348
Kingfisher	32,323	147,375
Ladbrokes Coral Group	28,381	69,702
Laird	18,515	34,372
†Lamprell	12,474	13,137
Lancashire Holdings	4,719	43,408
Laura Ashley Holdings	18,438	1,903
Legal & General Group	69,034	254,154
†Liberty Global Class A	1,294	46,377
†Liberty Global Class C	3,168	107,205
†Liberty Global LiLAC Class A	161	3,244
†Liberty Global LiLAC Class C	440	8,752
Lloyds Banking Group	530,500	486,459
Lloyds Banking Group ADR	62,026	232,598
London Stock Exchange Group	3,894	199,166
†Lonmin	4,567	5,149
Lookers	14,659	20,386
LSL Property Services	3,879	14,651
Man Group	38,684	107,644

LVIP Dimensional International Core Equity Fund—38

LVIP Dimensional International Core Equity Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
United Kingdom (continued)
Marks & Spencer Group	59,434	$252,156
Marshalls	8,965	55,062
Marston’s	22,098	33,565
†McBride	15,062	46,874
McCarthy & Stone	11,183	23,826
McColl’s Retail Group	81	289
Mears Group	4,643	25,702
Mediclinic International	5,443	47,731
Meggitt	36,696	238,280
Melrose Industries	51,168	146,385
Merlin Entertainments	12,367	60,586
Micro Focus International	4,812	163,544
Millennium & Copthorne Hotels	5,194	41,024
Mitchells & Butlers	9,179	35,085
Mitie Group	10,021	26,140
Mondi	5,636	146,472
Moneysupermarket.com Group	13,935	66,959
Morgan Advanced Materials	15,110	68,812
Morgan Sindall Group	854	16,465
†Mothercare	4,436	3,893
N Brown Group	4,375	15,990
National Express Group	19,597	100,782
National Grid	5,385	63,481
National Grid ADR	586	34,463
NCC Group	2,225	7,030
NEX Group	13,326	109,122
Next	1,816	110,684
Norcros	5,059	12,261
Northgate	5,722	29,454
†Ocado Group	19,406	103,621
Old Mutual	112,552	352,096
On The Beach Group	140	888
OneSavings Bank	10,637	59,256
†Ophir Energy	21,800	20,015
Oxford Instruments	1,589	18,257
Pagegroup	15,295	96,373
PayPoint	2,476	30,521
Pearson	12,374	122,577
Pearson ADR	6,249	61,365
Pendragon	38,325	14,747
Pennon Group	11,458	120,965
Persimmon	14,510	536,393
†Petra Diamonds	33,481	35,259
Petrofac	11,981	82,253
†Petropavlovsk	107,235	11,221
Pets at Home Group	15,776	37,573
Phoenix Group Holdings	17,007	179,288
Photo-Me International	13,399	33,287
Playtech	8,799	102,119
Polypipe Group	9,916	52,642
†Premier Foods	42,105	24,303
†Premier Oil	32,723	33,688

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
United Kingdom (continued)
Provident Financial	3,250	$39,404
Prudential	2,005	51,349
Prudential ADR	2,623	133,196
PZ Cussons	5,431	23,721
QinetiQ Group	22,424	69,967
Randgold Resources	807	80,131
Rank Group	8,180	26,672
Reckitt Benckiser Group	2,191	204,406
Redrow	8,355	73,831
RELX	2,920	68,469
RELX ADR	3,200	75,840
Renewi	30,109	41,993
Renishaw	1,075	75,428
Rentokil Initial	33,628	144,068
Restaurant Group	3,815	15,504
†Rhi Magnesita	479	25,061
Ricardo	2,769	33,142
Rightmove	2,479	150,440
Rio Tinto (London Stock Exchange)	2,407	126,265
Rio Tinto ADR	12,323	652,256
Robert Walters	1,758	14,051
†Rolls-Royce Holdings	32,336	369,044
Rotork	38,977	139,918
†Royal Bank of Scotland Group	3,032	11,369
†Royal Bank of Scotland Group ADR	13,533	103,392
Royal Dutch Shell Class A	11,586	386,778
Royal Dutch Shell ADR Class A	12,624	842,147
Royal Dutch Shell ADR Class B	16,270	1,111,078
Royal Mail	21,127	129,078
RPC Group	8,814	104,695
RPS Group	7,026	25,826
RSA Insurance Group	25,998	221,606
Saga	36,399	61,922
Sage Group	8,145	87,563
Savills	6,855	91,905
Schroders	1,634	77,347
Schroders Non-Voting Shares	590	19,978
Senior	18,448	64,934
†Serco Group	13,782	18,347
Severfield	10,593	11,406
Severn Trent	3,829	111,572
Shire	1,934	100,222
SIG	19,607	46,644
†Sky	5,378	73,395
Smith & Nephew	4,107	71,064
Smith & Nephew ADR	1,200	42,012
Smiths Group	10,203	204,769
Soco International	5,696	8,604
Spectris	3,984	133,369
Speedy Hire	15,775	13,099
Spirax-Sarco Engineering	2,357	178,200
Spire Healthcare Group	6,438	22,044

LVIP Dimensional International Core Equity Fund—39

LVIP Dimensional International Core Equity Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
United Kingdom (continued)
Spirent Communications	15,901	$21,898
†Sports Direct International	11,784	59,981
SSE	17,746	315,485
SSP Group	11,482	105,459
St Ives	1,227	1,321
St James’s Place	12,153	200,769
St Modwen Properties	9,660	52,926
Stagecoach Group	4,168	9,268
†Standard Chartered	25,345	266,163
Standard Life Aberdeen	31,577	185,736
SThree	4,068	20,212
Stobart Group	4,084	15,522
Stock Spirits Group	4,714	17,105
SuperGroup	2,865	76,474
Synthomer	12,723	84,093
TalkTalk Telecom Group	15,903	32,615
Tate & Lyle	20,109	190,603
Taylor Wimpey	144,942	403,911
Ted Baker	1,250	45,753
Telecom Plus	3,445	55,862
Tesco	180,726	510,585
Thomas Cook Group	66,553	110,434
TP ICAP	14,738	105,652
Travis Perkins	5,691	120,404
Trifast	3,187	10,843
Trinity Mirror	20,389	21,885
TT Electronics	4,717	14,214
TUI	8,315	172,264
†Tullow Oil	61,915	172,389
U & I Group	6,068	15,832
UBM	4,433	44,631
UDG Healthcare	6,282	71,519
Ultra Electronics Holdings	3,807	69,137
Unilever ADR	3,995	221,083
United Utilities Group	2,845	31,863
†Vectura Group	19,742	31,373
Vedanta Resources	1,605	17,365
Vesuvius	3,894	30,572
Victrex	4,154	147,909
Virgin Money Holdings	10,084	38,626
Vitec Group	1,016	15,459
Vodafone Group	413,104	1,305,820
Vodafone Group ADR	2,400	76,560

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
United Kingdom (continued)
Vp	1,013	$12,227
Weir Group	981	28,119
WH Smith	3,056	96,839
Whitbread	1,309	70,694
William Hill	29,234	127,094
Wincanton	4,471	14,272
Wm Morrison Supermarkets	64,013	190,053
Worldpay Group	21,308	122,278
WPP	4,681	84,566
WPP ADR	400	36,224
Xaar	3,092	15,370
XP Power	694	32,049
ZPG	7,625	34,035

		40,902,952

Total Common Stock (Cost $215,234,020)		252,171,917

ΔPREFERRED STOCK–0.56%
Germany–0.56%
Bayerische Motoren Werke 4.65%	999	89,145
Biotest 0.37%	765	18,541
Draegerwerk & Co 0.25%	221	19,120
FUCHS PETROLUB 1.95%	1,072	56,763
Henkel & Co. 1.44%	164	21,657
Jungheinrich 1.07%	2,331	109,595
Porsche Automobil Holding 1.38%	2,367	197,811
Sartorius 0.55%	1,144	108,671
Schaeffler 3.34%	4,492	79,259
Sixt 3.05%	905	57,358
STO & Co. 2.67%	44	6,647
Villeroy & Boch 2.66%	830	19,211
Volkswagen 1.16%	3,228	641,188

Total Preferred Stock (Cost $1,240,379)		1,424,966

ΔRIGHTS–0.01%
Spain–0.01%
†Repsol expiration date 1/5/18	21,824	9,926

Total Rights (Cost $9,853)		9,926

TOTAL VALUE OF SECURITIES–99.90% (Cost $216,484,252)	253,606,809
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.10%	262,141

NET ASSETS APPLICABLE TO 22,079,722 SHARES OUTSTANDING–100.00%	$253,868,950

NET ASSET VALUE PER SHARE–LVIP DIMENSIONAL INTERNATIONAL CORE EQUITY FUND STANDARD CLASS ($210,165,857 / 18,277,026 Shares)	$11.499

NET ASSET VALUE PER SHARE–LVIP DIMENSIONAL INTERNATIONAL CORE EQUITY FUND SERVICE CLASS ($43,703,093 / 3,802,696 Shares)	$11.493

LVIP Dimensional International Core Equity Fund—40

LVIP Dimensional International Core Equity Fund

Statement of Net Assets (continued)

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2017:
Shares of beneficial interest (unlimited authorization–no par)	$244,708,589
Distributions in excess of net investment income	(27,786)
Accumulated net realized loss on investments	(27,949,251)
Net unrealized appreciation of investments, foreign currencies and derivatives	37,137,398

TOTAL NET ASSETS	$253,868,950

Δ	Securities have been classified by country of origin. Classification by type of business has been presented on pages 4 and 5.

∎	Securities listed and traded on the Hong Kong Stock Exchange. These securities have significant business operations in China.

†	Non-income producing.

«

Includes $105,960 due to custodian, $101,261 payable for fund shares redeemed, $135,975 due to manager and affiliates, $50,356 expense reimbursement receivable from Lincoln Investment Advisors Corporation, $303,780 payable for securities purchased and $94,798 other accrued expenses payable as of December 31, 2017.

=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to Financial Statements.”

p

Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At December 31, 2017, the aggregate value of restricted securities was $0, which represented 0.00% of the Fund’s net assets.

Investment	Date of Acquisition	Cost	Value
STK Etablissememen	2/14/17	$—	$—

The following foreign currency exchange contracts were outstanding at December 31, 2017:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
BNYM	AUD	(29,128)	USD	22,750	1/2/18	$23	$—
BNYM	GBP	16,402	USD	(22,169)	1/2/18	—	(22)
BNYM	SGD	(32,517)	USD	24,326	1/2/18	12	—

Total Foreign Currency Exchange Contracts						$35	$(22)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The foreign currency exchange contracts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

Summary of Abbreviations:

ADR–American Depositary Receipt

AUD–Australian Dollar

BNYM–Bank of New York Mellon

CDI–Chess Depository Interest

CVA–Dutch Certificate

FDR–Fiduciary Depositary Receipt

GBP–British Pound Sterling

SGD–Singapore Dollar

SDR–Special Drawing Right

USD–United States Dollar

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional International Core Equity Fund—41

LVIP Dimensional International Core Equity Fund

Statement of Operations

Year Ended December 31, 2017

INVESTMENT INCOME:
Dividends	$5,681,362
Interest	2,531
Foreign tax withheld	(480,833)

5,203,060

EXPENSES:
Management fees	1,488,510
Pricing fees	262,797
Professional fees	119,651
Distribution fees-Service Class	63,681
Custodian fees	49,598
Accounting and administration expenses	47,856
Shareholder servicing fees	41,412
Reports and statements to shareholders	19,158
Trustees’ fees and expenses	5,191
Consulting fees	2,482
Other	1,854

2,102,190
Less:
Management fees waived	(337,396)
Expenses reimbursed	(351,482)
Expenses paid indirectly	(49)

Total operating expenses	1,413,263

NET INVESTMENT INCOME	3,789,797

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	(284,740)
Foreign currencies	72,360
Foreign currency exchange contracts	(2,553)
Futures contracts	6,426

Net realized loss	(208,507)

Net change in unrealized appreciation (depreciation) of:
Investments	43,370,825
Foreign currencies	28,107
Foreign currency exchange contracts	265

Net change in unrealized appreciation (depreciation)	43,399,197

NET REALIZED AND UNREALIZED GAIN	43,190,690

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$46,980,487

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional International Core Equity Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/17	12/31/16
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$3,789,797	$3,342,789
Net realized loss	(208,507)	(27,175,592)
Net change in unrealized appreciation (depreciation)	43,399,197	17,854,513

Net increase (decrease) in net assets resulting from operations	46,980,487	(5,978,290)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(3,596,150)	(2,939,532)
Service Class	(619,740)	(198,553)

	(4,215,890)	(3,138,085)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	42,529,668	37,022,980
Service Class	33,225,543	8,496,569
Reinvestment of dividends and distributions:
Standard Class	3,596,150	2,939,532
Service Class	619,740	198,553

	79,971,101	48,657,634

Cost of shares redeemed:
Standard Class	(18,857,243)	(130,698,156)
Service Class	(6,131,371)	(3,676,633)

	(24,988,614)	(134,374,789)

Increase (Decrease) in net assets derived from capital share transactions	54,982,487	(85,717,155)

NET INCREASE (DECREASE) IN NET ASSETS	97,747,084	(94,833,530)
NET ASSETS:
Beginning of year	156,121,866	250,955,396

End of year	$253,868,950	$156,121,866

Undistributed (Distributions in excess of) net investment income	$(27,786)	$228,233

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional International Core Equity Fund—42

LVIP Dimensional International Core Equity Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Dimensional International Core Equity Fund Standard Class
			5/1/15[1]
	Year Ended		to
	12/31/17	12/31/16	12/31/15

Net asset value, beginning of period	$9.192	$8.985	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.204	0.198	0.103
Net realized and unrealized gain (loss)	2.306	0.208	(1.022)

Total from investment operations	2.510	0.406	(0.919)

Less dividends and distributions from:
Net investment income	(0.203)	(0.199)	(0.096)

Total dividends and distributions	(0.203)	(0.199)	(0.096)

Net asset value, end of period	$11.499	$9.192	$8.985

Total return[3]	27.36%	4.51%	(9.18% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$210,166	$145,238	$245,437
Ratio of expenses to average net assets	0.68%	0.68%	0.67%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.03%	1.10%	1.02%
Ratio of net investment income to average net assets	1.94%	2.23%	1.63%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.59%	1.81%	1.28%
Portfolio turnover	9%	26%	92%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional International Core Equity Fund–43

LVIP Dimensional International Core Equity Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Dimensional International Core Equity Fund Service Class
			5/1/15[1]
	Year Ended		to
	12/31/17	12/31/16	12/31/15

Net asset value, beginning of period	$9.191	$8.987	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.181	0.178	0.086
Net realized and unrealized gain (loss)	2.297	0.203	(1.020)

Total from investment operations	2.478	0.381	(0.934)

Less dividends and distributions from:
Net investment income	(0.176)	(0.177)	(0.079)

Total dividends and distributions	(0.176)	(0.177)	(0.079)

Net asset value, end of period	$11.493	$9.191	$8.987

Total return[3]	27.01%	4.24%	(9.33% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$43,703	$10,884	$5,518
Ratio of expenses to average net assets	0.93%	0.93%	0.92%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.28%	1.35%	1.27%
Ratio of net investment income to average net assets	1.69%	1.98%	1.38%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.34%	1.56%	1.03%
Portfolio turnover	9%	26%	92%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional International Core Equity Fund–44

LVIP Dimensional International Core Equity Fund

Notes to Financial Statements

December 31, 2017

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 92 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Dimensional International Core Equity Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek long-term capital appreciation.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value. Equity securities listed on a foreign exchange are generally valued at the last quoted sale price on the valuation date. Open-end investment companies are valued at their published net asset value (“NAV”). Investments in government money market funds have a stable NAV. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts are valued at the daily quoted settlement prices. Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”). Restricted securities are valued at fair value using methods approved by the Board.

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a expense in the current year. Management has analyzed the tax positions taken or expected to be taken on the Fund’s federal income tax returns through the year ended December 31, 2017 and for all open tax years (years ended December 31, 2015-December 31, 2016), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2017, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate that portion of realized gains and losses on foreign equity securities resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date

LVIP Dimensional International Core Equity Fund–45

LVIP Dimensional International Core Equity Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that Fund is aware of such dividends, net of all tax withholdings not eligible for rebates. Withholding taxes on foreign dividends are recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund receives earning credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this arrangement is included in “Custodian fees” on the Statement of Operations with the corresponding expense offset shown as “Expense paid indirectly”.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.75% of the average daily net assets of the Fund. The fee is calculated daily and paid monthly. LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.17% of the Fund’s average daily net assets. This agreement will continue through at least April 30, 2018 and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

LIAC has contractually agreed to reimburse the Fund to the extent that the annual operating expenses exceed 0.68% of average daily net assets for the Standard Class and 0.93% for the Service Class. This agreement will continue through at least April 30, 2018 and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

Dimensional Fund Advisors LP (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2017, costs for these administrative and legal services were as follows:

Administrative	$10,812
Legal	1,846

Lincoln Life also provides certain contract holder and additional corporate services to the Fund. Effective May 1, 2017, the Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund’s average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $3,705 for the year ended December 31, 2017.

The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.

LVIP Dimensional International Core Equity Fund–46

LVIP Dimensional International Core Equity Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

At December 31, 2017, the Fund had receivables due from and liabilities payable to affiliates as follows:

Expense reimbursement receivable from LIAC	$50,356
Management fees payable to LIAC	121,136
Distribution fees payable to LFD	8,782
Shareholder servicing fees payable to Lincoln Life	6,057

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

3. Investments

For the year ended December 31, 2017, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$72,702,531
Sales	18,198,983

At December 31, 2017, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:

Cost of investments and derivatives	$218,506,060

Aggregate unrealized appreciation of investments and derivatives	$49,291,247
Aggregate unrealized depreciation of investments and derivatives	(14,190,485)

Net unrealized appreciation of investments and derivatives	$35,100,762

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

LVIP Dimensional International Core Equity Fund–47

LVIP Dimensional International Core Equity Fund

Notes to Financial Statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2017:

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Australia	$1,121,387	$13,929,933	$2,960	$15,054,280
Austria	837,928	939,619	—	1,777,547
Belgium	700,884	2,696,801	—	3,397,685
Canada	21,413,159	—	—	21,413,159
Denmark	979,702	3,668,925	—	4,648,627
Finland	927,128	3,852,066	—	4,779,194
France	2,756,880	16,930,057	—	19,686,937
Germany	1,239,014	17,152,003	—	18,391,017
Hong Kong	1,586,523	5,758,622	38,763	7,383,908
Ireland	1,261,903	485,200	—	1,747,103
Israel	490,412	1,289,288	—	1,779,700
Italy	1,242,490	6,117,484	—	7,359,974
Japan	1,064,085	61,080,287	—	62,144,372
Netherlands	1,831,437	5,146,531	—	6,977,968
New Zealand	679,855	510,611	—	1,190,466
Norway	682,566	1,597,846	—	2,280,412
Portugal	370,734	343,837	—	714,571
Singapore	454,793	2,524,541	93	2,979,427
Spain	712,800	5,184,935	—	5,897,735
Sweden	1,959,995	4,794,338	—	6,754,333
Switzerland	2,058,610	12,851,940	—	14,910,550
United Kingdom	18,806,320	22,096,632	—	40,902,952
Preferred Stock	25,188	1,399,778	—	1,424,966
Right	9,926	—	—	9,926

Total Investments	$63,213,719	$190,351,274	$41,816	$253,606,809

Derivatives:
Assets:
Foreign Currency Exchange Contracts	$—	$35	$—	$35

Derivatives:
Liabilities:
Foreign Currency Exchange Contracts	$—	$(22)	$—	$(22)

As a result of international fair value pricing at December 31, 2017, a portion of the Fund’s common stock was categorized as Level 2.

The securities that have been valued at zero on the “Statement of Net Assets” are considered to be Level 3 investments in this table.

During the year ended December 31, 2017, there were no material transfers between Level 1 investments, Level 2 investments or Level 3 investments. This does not include transfers between Level 1 investments and Level 2 investments that resulted from the Fund’s use of international fair value pricing during the period. In accordance with the fair value procedures described in Note 1, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

LVIP Dimensional International Core Equity Fund–48

LVIP Dimensional International Core Equity Fund

Notes to Financial Statements (continued)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2017 and 2016 was as follows:

	Year Ended
	12/31/17	12/31/16
Ordinary income	$4,215,890	$3,138,085

5. Components of Net Assets on a Tax Basis

As of December 31, 2017, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$244,708,589
Undistributed ordinary income	410,846
Capital loss carryforward	(26,351,247)
Net unrealized appreciation	35,100,762

Net assets	$253,868,950

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales, and passive foreign investment companies.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions and passive foreign investment companies. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2017, the Fund recorded the following reclassifications:

Distributions in Excess of Net Investment Income	Accumulated Net Realized Loss
$170,074	$(170,074)

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

As of December 31, 2017, the Fund had the following capital loss carryforwards for federal income tax purposes:

Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$22,112,685	$4,238,562	$26,351,247

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/17	12/31/16
Shares sold:
Standard Class	3,939,938	4,135,203
Service Class	3,143,687	956,498
Shares reinvested:
Standard Class	319,924	318,870
Service Class	55,170	21,534

	7,458,719	5,432,105

Shares redeemed:
Standard Class	(1,783,936)	(15,970,128)
Service Class	(580,363)	(407,841)

	(2,364,299)	(16,377,969)

Net increase (decrease)	5,094,420	(10,945,864)

LVIP Dimensional International Core Equity Fund–49

LVIP Dimensional International Core Equity Fund

Notes to Financial Statements (continued)

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

During the year ended December 31, 2017, the Fund used foreign currency exchange contracts to facilitate or expedite the settlement of portfolio transactions.

Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund’s investments; to facilitate investments in portfolio securities; and to reduce cost. In addition, the Fund may take long or short positions in futures to seek to control overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. No futures contracts were outstanding at December 31, 2017.

During the year ended December 31, 2017, the Fund used futures contracts as a cash management tool.

Fair values of derivative instruments as of December 31, 2017 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Foreign currency exchange contracts (Currency contracts)	Receivables and other assets net of liabilities	$35	Receivables and other assets net of liabilities	$(22)

The effect of derivative instruments on the Statement of Operation for the year ended December 31, 2017 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$(2,553)	$265
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	6,426	—

Total		$3,873	$265

LVIP Dimensional International Core Equity Fund–50

LVIP Dimensional International Core Equity Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2017.

	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average cost)	$153,779	$14,105
Futures contracts (average notional value)	33,989	—

In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

At December 31, 2017, the Fund had no assets or liabilities that are subject to the offsetting provisions.

8. Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities. Restricted securities are valued pursuant to the security valuation procedures noted in Note 1.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Recent Regulatory Reporting Updates

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amended Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. As of August 1, 2017, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.

LVIP Dimensional International Core Equity Fund–51

LVIP Dimensional International Core Equity Fund

Notes to Financial Statements (continued)

11. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Dimensional International Core Equity Fund–52

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of LVIP Dimensional International Core Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of LVIP Dimensional International Core Equity Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and the period from May 1, 2015 (commencement of operations) through December 31, 2015, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the two years in the period then ended and the period from May 1, 2015 (commencement of operations) through December 31, 2015, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.

Philadelphia, Pennsylvania

February 22, 2018

LVIP Dimensional International Core Equity Fund–53

LVIP Dimensional International Core Equity Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2017, the Fund reports distributions paid during the year ended December 31, 2017 as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 22-23 and September 11-12, 2017, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various sub-advisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the sub-advisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the sub-advisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information (including total return and standard deviation) provided by Morningstar for the standard class of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2017. The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Funds, and had delegated those duties to unaffiliated sub-advisers responsible for investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the sub-adviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the sub-advisers’ investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC

LVIP Dimensional International Core Equity Fund–54

LVIP Dimensional International Core Equity Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

had implemented an advisory fee waiver through April 30, 2018. The Board noted that the investment management fees, without giving effect to the advisory fee waiver, were lower than the median investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver and an expense limitation for the Fund through April 30, 2018 and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Dimensional Fund Advisors LP (“Dimensional”) on behalf of the Funds, the Board considered the nature, extent and quality of services provided by Dimensional under the subadvisory agreement. The Board reviewed the services provided by Dimensional, the backgrounds of the investment professionals servicing the Fund and the reputation, resources and investment approach of Dimensional. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.

Performance. The Board reviewed the LVIP Dimensional International Core Equity Fund’s total return and standard deviation compared to the total return and standard deviation of a peer group of funds included in the Morningstar Foreign Small/Mid Value funds category and the MSCI World Ex USA NR USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and the benchmark index for the one year period. The Board considered that the Fund commenced operations in May 2015, which provided a limited period of time to evaluate investment performance. The Board concluded that the services provided by Dimensional were satisfactory.

Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedules (which include a breakpoint for the LVIP Dimensional U.S. Core Equity 1 Fund) compared to the subadvisory fees of comparable funds sub-advised by Dimensional. The Board considered that the subadvisory fee schedules were negotiated between LIAC and Dimensional, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.

Profitability and Fallout Benefits. The Board considered information regarding Dimensional’s estimated range of profitability from providing subadvisory services to the Funds. The Board noted that the subadvisory fee schedules were negotiated between LIAC and Dimensional, an unaffiliated third party, and that LIAC compensates Dimensional from its fees. The Board reviewed materials provided by Dimensional as to any additional benefits it receives and noted that Dimensional may receive benefits associated with a general increase in assets under management including an enhanced ability to obtain improved data about markets and strategy implementation, obtaining more favorable trade execution, increasing participation from brokers in implementing Dimensional’s proprietary trade processes and obtaining improved services from various service providers.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.

LVIP Dimensional International Core Equity Fund–55

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.

The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.

The term Fund Complex includes the 92 series of Lincoln Variable Insurance Products Trust.

Interested Trustee

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	Formerly: Lincoln Advisors Trust

* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of both the Advisor and The Lincoln National Life Insurance Company, the parent company of the Trust’s Adviser.

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	92	Formerly: Lincoln Advisors Trust

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	Formerly: Lincoln Advisors Trust

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	Formerly: Lincoln Advisors Trust

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Formerly: Lincoln Advisors Trust

LVIP Dimensional International Core Equity Fund–56

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Charles I. Plosser*** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Public Governor for the Financial Industry Regulatory Authority (FINRA); Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	92	Rochester Gas and Electric Corporation

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Associated Grocers of New England (Director Emeritus); Formerly: Lincoln Trust Advisors

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	Formerly: Lincoln Advisors Trust

Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	92	St. Vincent Health; Formerly: Lincoln Advisors Trust

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	92	Formerly: Lincoln Advisors Trust

Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012	92	Trustee of FundVantage Trust

** Steve A. Cobb, is the son-in-law of Kenneth G. Stella.

*** Charles I. Plosser was appointed Trustee effective January 1, 2018.

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.

Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.

LVIP Dimensional International Core Equity Fund–57

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.

Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Vice President, Secretary, and Chief Legal Officer	Since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President and Chief Compliance Officer, Lincoln National Corporation; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Deputy General Counsel, Janney Montgomery Scott LLC.

Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.

Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.

John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

LVIP Dimensional International Core Equity Fund–58

LVIP Dimensional U.S. Core Equity 2 Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2017

LVIP Dimensional U.S. Core Equity 2 Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Dimensional U.S. Core Equity 2 Fund

2017 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation

Subadvised by: Dimensional Fund Advisors LP

The Fund returned 18.31% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2017, while its benchmark, the Russell 3000® Index1, returned 21.13%.

The U.S. market had positive performance for the year but trailed both developed ex US markets and emerging markets in U.S. dollar terms. The Russell 3000® Index returned +21.1%, as compared to +25.2% for the MSCI World ex USA IMI2 (net dividends) and +36.8% for the MSCI Emerging Markets IMI3 (net dividends).

Small caps (Russell 2000® Index4) underperformed large caps (Russell 1000® Index5) by 7.0% for the year. Along the relative price dimension, large cap value stocks (Russell 1000® Value Index6) underperformed large cap growth stocks (Russell 1000® Growth Index7) by 16.6%, and small cap value stocks (Russell 2000® Value Index8) underperformed small cap growth stocks (Russell 2000® Growth Index9) by 14.3%. Profitability premiums were mixed in the US market for the year. Higher-profitability stocks outperformed among large caps. In the small cap growth segment of the market, stocks with the lowest profitability and highest relative price outperformed stocks with higher profitability. However, higher-profitability stocks generally outperformed throughout the rest of the small cap universe.

With low relative price (value) stocks underperforming high relative price (growth) for the period, the Fund’s greater emphasis on value stocks was the primary driver of underperformance. The Fund’s greater emphasis on small cap stocks also detracted from relative performance, as small cap stocks underperformed large cap stocks for the period.

The Fund is designed to provide exposure to a diversified group of securities across the entire size and value spectrum in the US market with a particular emphasis on small cap stocks, low relative price (value) stocks, and stocks with higher profitability. As a result of the Fund’s diversified investment approach, performance is determined principally by broad trends in the US equity market rather than the behavior of a limited group of securities in a particular industry or asset class. Dimensional will continue to pursue a disciplined approach to identify securities for purchase or sale in the Fund.

Portfolio Managers:
Dimensional Fund Advisors LP:	Joseph H. Chi
Jed S. Fogdall
Lukas Smart

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 5/1/15 through 12/31/17

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Dimensional U.S. Core Equity 2 Fund Standard Class shares on 5/1/15 (commencement of operations). As the chart shows, by 12/31/17, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $13,094 for the Standard Class shares and to $13,008 for the Service Class shares. For comparison, look at how the Russell 3000® Index did over the same period. The same $10,000 investment would have increased to $13,418. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment		Ended 12/31/17
Standard Class Shares
One Year	+	18.31%
Inception (5/1/15)	+	10.62%

Service Class Shares
One Year	+	18.00%
Inception (5/1/15)	+	10.34%

1.

The Russell 3000® Index is a capitalization weighted total return index which is comprised of 3,000 of the largest capitalized U.S. domiciled companies. This portfolio of securities represents approximately 98% of the investable U.S. equity market.

2.

The MSCI World ex USA Investable Market Index (IMI) (net dividends) is a free float-adjusted market capitalization index that is designed to measure large, mid and small-cap representation in 23 developed markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

3.

The MSCI Emerging Markets Investable Market Index (IMI) (net dividends) is a free float-adjusted market capitalization index that is designed to measure large, mid and small-cap representation in 23 emerging markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

4.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index, representing approximately 10% of the total market capitalization of the index.

5.	The Russell 1000® Index measures the performance of the highest-ranking 1,000 stocks in the Russell 3000® Index, representing approximately 90% of the total market capitalization of that index.

LVIP Dimensional U.S. Core Equity 2 Fund–1

LVIP Dimensional U.S. Core Equity 2 Fund

2017 Annual Report Commentary (unaudited) (continued)

6.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

7.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

8.	The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

9.

The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

LVIP Dimensional U.S. Core Equity 2 Fund–2

LVIP Dimensional U.S. Core Equity 2 Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2017 to December 31, 2017

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Annualized Expense Ratio	Expenses Paid During Period 7/1/17 to 12/31/17*
Actual
Standard Class Shares	$1,000.00	$1,114.70	0.50%	$2.67
Service Class Shares	1,000.00	1,113.30	0.75%	4.00
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.68	0.50%	$2.55
Service Class Shares	1,000.00	1,021.42	0.75%	3.82

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Dimensional U.S. Core Equity 2 Fund–3

LVIP Dimensional U.S. Core Equity 2 Fund

Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)

As of December 31, 2017

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Common Stock	99.59%
Aerospace & Defense	2.27%
Air Freight & Logistics	0.73%
Airlines	0.95%
Auto Components	0.94%
Automobiles	0.76%
Banks	9.05%
Beverages	0.97%
Biotechnology	1.74%
Building Products	0.87%
Capital Markets	3.46%
Chemicals	2.59%
Commercial Services & Supplies	1.11%
Communications Equipment	1.54%
Construction & Engineering	0.63%
Construction Materials	0.26%
Consumer Finance	1.38%
Containers & Packaging	0.89%
Distributors	0.22%
Diversified Consumer Services	0.47%
Diversified Financial Services	0.52%
Diversified Telecommunication Services	2.02%
Electric Utilities	0.73%
Electrical Equipment	0.77%
Electronic Equipment, Instruments & Components	1.86%
Energy Equipment & Services	0.99%
Equity Real Estate Investment Trusts	0.02%
Food & Staples Retailing	2.04%
Food Products	1.73%
Gas Utilities	0.23%
Health Care Equipment & Supplies	1.93%
Health Care Providers & Services	3.28%
Health Care Technology	0.22%
Hotels, Restaurants & Leisure	2.16%
Household Durables	1.20%
Household Products	0.84%
Independent Power & Renewable Electricity Producers	0.33%
Industrial Conglomerates	0.88%
Insurance	3.68%
Internet & Direct Marketing Retail	1.24%
Internet Software & Services	2.31%
IT Services	3.17%
Leisure Products	0.25%
Life Sciences Tools & Services	0.82%
Machinery	3.23%
Marine	0.06%

Security Type/Sector	Percentage of Net Assets
Media	3.64%
Metals & Mining	1.07%
Multiline Retail	0.79%
Multi-Utilities	0.46%
Oil, Gas & Consumable Fuels	5.25%
Paper & Forest Products	0.24%
Personal Products	0.33%
Pharmaceuticals	2.88%
Professional Services	0.63%
Real Estate Management & Development	0.43%
Road & Rail	1.35%
Semiconductors & Semiconductor Equipment	4.14%
Software	2.91%
Specialty Retail	2.51%
Technology Hardware, Storage & Peripherals	2.40%
Textiles, Apparel & Luxury Goods	0.95%
Thrift & Mortgage Finance	0.60%
Tobacco	0.41%
Trading Companies & Distributors	0.88%
Transportation Infrastructure	0.03%
Water Utilities	0.14%
Wireless Telecommunication Services	0.21%
Rights	0.00%
Money Market Fund	0.21%
Total Value of Securities	99.80%
Receivables and Other Assets Net of Liabilities	0.20%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Apple	1.87%
JPMorgan Chase & Co.	1.37%
AT&T	1.32%
Comcast	1.09%
Microsoft	1.07%
Exxon Mobil	1.01%
Wells Fargo & Co.	1.01%
Intel	0.95%
Bank of America	0.90%
Wal-Mart Stores	0.83%
Total	11.42%

IT–Information Technology

LVIP Dimensional U.S. Core Equity 2 Fund–4

LVIP Dimensional U.S. Core Equity 2 Fund

Statement of Net Assets

December 31, 2017

	Number of Shares	Value (U.S. $)

COMMON STOCK–99.59%
Aerospace & Defense–2.27%
AAR	2,117	$83,177
†Aerojet Rocketdyne Holdings	4,324	134,909
†Aerovironment	1,567	88,003
Arconic	13,088	356,648
†Astronics	1,340	55,570
†Astronics Class B	755	31,446
†Axon Enterprise	1,980	52,470
Boeing	4,117	1,214,144
BWX Technologies	3,184	192,600
Cubic	1,722	101,512
Curtiss-Wright	2,571	313,276
†Ducommun	1,095	31,153
†Engility Holdings	2,146	60,882
†Esterline Technologies	2,060	153,882
General Dynamics	2,770	563,557
HEICO	651	61,422
HEICO Class A	2,207	174,463
Hexcel	6,480	400,788
Huntington Ingalls Industries	934	220,144
†KeyW Holding	2,189	12,849
†KLX	2,625	179,156
†Kratos Defense & Security Solutions	5,844	61,888
L3 Technologies	1,716	339,511
Lockheed Martin	1,937	621,874
Maxar Technologies	1,295	83,294
†Mercury Systems	2,137	109,735
†Moog Class A	2,078	180,474
National Presto Industries	380	37,791
Northrop Grumman	1,351	414,635
Orbital ATK	3,328	437,632
Raytheon	2,913	547,207
Rockwell Collins	4,341	588,726
†Sparton	651	15,012
Spirit AeroSystems Holdings Class A	4,652	405,887
†Teledyne Technologies	1,770	320,635
Textron	7,851	444,288
TransDigm Group	397	109,024
Triumph Group	3,348	91,066
United Technologies	15,701	2,002,977
†Vectrus	700	21,595
†Wesco Aircraft Holdings	5,108	37,799

		11,353,101

Air Freight & Logistics–0.73%
†Air Transport Services Group	6,027	139,465
†Atlas Air Worldwide Holdings	1,487	87,213
CH Robinson Worldwide	2,235	199,116
†Echo Global Logistics	1,779	49,812
Expeditors International of Washington	2,494	161,337
FedEx	6,399	1,596,806
Forward Air	1,883	108,160

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Air Freight & Logistics (continued)
†Hub Group Class A	2,257	$108,110
†Radiant Logistics	4,220	19,412
United Parcel Service Class B	4,981	593,486
†XPO Logistics	6,749	618,141

		3,681,058

Airlines–0.95%
Alaska Air Group	5,691	418,345
Allegiant Travel	1,389	214,948
American Airlines Group	4,187	217,850
Copa Holdings Class A	1,782	238,895
Delta Air Lines	23,561	1,319,416
Hawaiian Holdings	4,649	185,263
†JetBlue Airways	18,591	415,323
SkyWest	3,604	191,372
Southwest Airlines	9,962	652,013
†Spirit Airlines	4,963	222,591
†United Continental Holdings	10,021	675,415

		4,751,431

Auto Components–0.94%
Adient	3,075	242,003
†American Axle & Manufacturing Holdings	7,789	132,647
Aptiv	1,895	160,753
Autoliv	2,860	363,449
BorgWarner	6,550	334,639
Cooper Tire & Rubber	3,493	123,478
†Cooper-Standard Holdings	1,627	199,307
Dana	11,458	366,771
†Delphi Technologies	631	33,109
†Dorman Products	2,133	130,412
†Fox Factory Holding	2,570	99,845
Gentex	17,716	371,150
†Gentherm	2,279	72,358
Goodyear Tire & Rubber	12,999	419,998
†Horizon Global	1,513	21,212
LCI Industries	2,232	290,160
Lear	3,268	577,325
†Modine Manufacturing	3,332	67,306
†Motorcar Parts of America	986	24,640
Standard Motor Products	2,098	94,221
†Stoneridge	2,301	52,601
Superior Industries International	1,457	21,636
Tenneco	3,635	212,793
Tower International	1,402	42,831
†Visteon	1,837	229,882

		4,684,526

Automobiles–0.76%
Ford Motor	99,921	1,248,013
General Motors	36,321	1,488,798
Harley-Davidson	7,155	364,046

LVIP Dimensional U.S. Core Equity 2 Fund–5

LVIP Dimensional U.S. Core Equity 2 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Automobiles (continued)
†Tesla	215	$66,940
Thor Industries	3,525	531,288
Winnebago Industries	2,067	114,925

		3,814,010

Banks–9.05%
1st Source	1,769	87,477
Access National	600	16,704
†Allegiance Bancshares	697	26,242
American National Bankshares	300	11,490
Ameris Bancorp	1,895	91,339
Arrow Financial	604	20,506
Associated Banc-Corp	8,070	204,978
†Atlantic Capital Bancshares	1,167	20,539
Banc of California	2,993	61,805
BancFirst	2,154	110,177
†Bancorp	3,933	38,858
BancorpSouth Bank	5,488	172,598
Bank of America	153,100	4,519,512
Bank of Hawaii	2,642	226,419
Bank of Marin Bancorp	451	30,668
Bank of the Ozarks	6,929	335,710
BankUnited	6,585	268,141
Bankwell Financial Group	404	13,873
Banner	2,275	125,398
Bar Harbor Bankshares	369	9,967
BB&T	12,592	626,074
Berkshire Hills Bancorp	2,678	98,015
Blue Hills Bancorp	1,431	28,763
BOK Financial	2,151	198,580
Boston Private Financial Holdings	5,510	85,129
Bridge Bancorp	778	27,230
Brookline Bancorp	5,712	89,678
Bryn Mawr Bank	1,024	45,261
Camden National	1,270	53,505
Capital City Bank Group	557	12,778
Carolina Financial	1,376	51,118
Cathay General Bancorp	4,152	175,090
CenterState Bank	4,256	109,507
Central Pacific Financial	1,797	53,604
Central Valley Community Bancorp	650	13,117
Century Bancorp Class A	314	24,571
Chemical Financial	3,467	185,380
CIT Group	4,516	222,323
Citigroup	38,611	2,873,044
Citizens & Northern	430	10,320
Citizens Financial Group	13,407	562,826
City Holding	834	56,270
CNB Financial	953	25,007
CoBiz Financial	2,929	58,551
Columbia Banking System	4,705	204,385
Comerica	4,121	357,744

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Banks (continued)
Commerce Bancshares	5,210	$290,926
Community Bank System	3,431	184,416
Community Trust Bancorp	1,117	52,611
ConnectOne Bancorp	2,112	54,384
Cullen/Frost Bankers	2,620	247,983
†Customers Bancorp	1,959	50,914
CVB Financial	6,174	145,459
†Eagle Bancorp	1,871	108,331
East West Bancorp	4,363	265,401
Enterprise Bancorp	505	17,195
Enterprise Financial Services	1,930	87,139
†Equity Bancshares Class A	794	28,116
Farmers Capital Bank	466	17,941
Farmers National Banc	1,405	20,724
†FB Financial	981	41,192
†FCB Financial Holdings Class A	3,083	156,616
Fidelity Southern	1,670	36,406
Fifth Third Bancorp	24,279	736,625
Financial Institutions	846	26,311
First Bancorp (Maine)	400	10,892
†First BanCorp (Puerto Rico)	15,480	78,948
First Bancorp (Southern Pines NC)	1,799	63,523
First Bancshares	606	20,725
First Busey	3,223	96,497
First Business Financial Services	400	8,848
First Citizens BancShares Class A	620	249,860
First Commonwealth Financial	6,233	89,257
First Community Bancshares	1,227	35,252
First Connecticut Bancorp	902	23,587
First Financial	910	41,269
First Financial Bancorp	3,923	103,371
First Financial Bankshares	3,198	144,070
†First Foundation	2,148	39,824
First Horizon National	18,377	367,356
First Internet Bancorp	281	10,720
First Interstate BancSystem Class A	2,323	93,036
First Merchants	3,124	131,395
First Mid-Illinois Bancshares	782	30,138
First Midwest Bancorp	7,574	181,852
First of Long Island	1,230	35,055
First Republic Bank	3,203	277,508
Flushing Financial	1,741	47,877
FNB	14,994	207,217
†Franklin Financial Network	624	21,278
Fulton Financial	9,122	163,284
German American Bancorp	1,728	61,050
Glacier Bancorp	4,105	161,696
Great Southern Bancorp	1,074	55,472
Great Western Bancorp	4,091	162,822
†Green Bancorp	2,278	46,243
Guaranty Bancorp	1,516	41,917
Hancock Holding	4,504	222,948

LVIP Dimensional U.S. Core Equity 2 Fund–6

LVIP Dimensional U.S. Core Equity 2 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Banks (continued)
Hanmi Financial	2,236	$67,863
†HarborOne Bancorp	1,821	34,890
Heartland Financial USA	2,079	111,538
Heritage Commerce	1,727	26,458
Heritage Financial	2,083	64,156
Hilltop Holdings	4,920	124,624
Home BancShares	10,577	245,915
†HomeTrust Bancshares	1,279	32,934
Hope Bancorp	9,081	165,728
Horizon Bancorp	1,191	33,110
Huntington Bancshares	34,499	502,305
IBERIABANK	2,544	197,160
Independent Bank (Massachusetts)	1,383	96,603
Independent Bank (Michigan)	608	13,589
Independent Bank Group	1,234	83,418
International Bancshares	4,657	184,883
Investors Bancorp	16,174	224,495
JPMorgan Chase & Co.	63,993	6,843,411
KeyCorp	17,500	352,975
Lakeland Bancorp	3,567	68,665
Lakeland Financial	1,247	60,467
LegacyTexas Financial Group	2,795	117,977
Live Oak Bancshares	1,103	26,307
M&T Bank	2,226	380,624
Macatawa Bank	1,155	11,550
MainSource Financial Group	2,072	75,234
MB Financial	4,103	182,666
Mercantile Bank	1,121	39,650
Midland States Bancorp	993	32,253
MidWestOne Financial Group	606	20,319
MutualFirst Financial	614	23,670
National Bank Holdings Class A	1,689	54,774
National Bankshares	222	10,090
†National Commerce	938	37,755
NBT Bancorp	2,905	106,904
†Nicolet Bankshares	569	31,147
Northrim BanCorp	322	10,900
OFG Bancorp	3,457	32,496
Old Line Bancshares	771	22,698
Old National Bancorp	8,874	154,851
Old Second Bancorp	1,033	14,100
†Opus Bank	2,083	56,866
†Pacific Premier Bancorp	2,850	114,000
PacWest Bancorp	6,103	307,591
Park National	722	75,088
Peapack Gladstone Financial	901	31,553
Peoples Bancorp	1,224	39,927
Peoples Financial Services	412	19,191
People’s United Financial	11,316	211,609
People’s Utah Bancorp	663	20,089
Pinnacle Financial Partners	3,905	258,901
PNC Financial Services Group	7,779	1,122,432

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Banks (continued)
Popular	5,265	$186,855
Preferred Bank	736	43,262
Prosperity Bancshares	3,450	241,741
QCR Holdings	595	25,496
Regions Financial	38,330	662,342
Renasant	3,091	126,391
Republic Bancorp Class A	900	34,218
†Republic First Bancorp	1,391	11,754
S&T Bancorp	2,234	88,936
Sandy Spring Bancorp	1,367	53,340
†Seacoast Banking Corp. of Florida	3,281	82,714
ServisFirst Bancshares	2,538	105,327
Sierra Bancorp	878	23,320
†Signature Bank	1,546	212,204
Simmons First National Class A	3,214	183,519
South State	2,550	222,233
Southern National Bancorp of Virginia	801	12,840
Southside Bancshares	1,854	62,443
State Bank Financial	2,567	76,599
Sterling Bancorp	12,947	318,496
Stock Yards Bancorp	886	33,402
Sun Bancorp	1,066	25,904
SunTrust Banks	7,705	497,666
†SVB Financial Group	1,455	340,135
Synovus Financial	6,754	323,787
TCF Financial	10,469	214,615
†Texas Capital Bancshares	2,530	224,917
Tompkins Financial	757	61,582
Towne Bank	4,078	125,399
TriCo Bancshares	1,330	50,354
†TriState Capital Holdings	1,385	31,855
†Triumph Bancorp	1,132	35,658
Trustmark	4,566	145,473
UMB Financial	2,248	161,676
Umpqua Holdings	9,892	205,754
Union Bankshares	2,700	97,659
United Bankshares	4,686	162,839
United Community Banks	5,048	142,051
Univest Corp. of Pennsylvania	1,745	48,947
US Bancorp	26,080	1,397,366
Valley National Bancorp	12,810	143,728
†Veritex Holdings	970	26,762
Washington Trust Bancorp	1,005	53,516
Webster Financial	5,124	287,764
Wells Fargo & Co.	83,482	5,064,853
WesBanco	2,603	105,812
West Bancorporation	758	19,064
Westamerica Bancorporation	989	58,895
†Western Alliance Bancorp	5,374	304,276
Wintrust Financial	2,899	238,791

LVIP Dimensional U.S. Core Equity 2 Fund–7

LVIP Dimensional U.S. Core Equity 2 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Banks (continued)
Zions Bancorporation	4,344	$220,806

		45,337,483

Beverages–0.97%
†Boston Beer Class A	853	163,008
Brown-Forman Class A	428	28,779
Brown-Forman Class B	3,441	236,293
Coca-Cola	30,069	1,379,566
Coca-Cola Bottling Consolidated	632	136,044
Constellation Brands Class A	1,773	405,255
†Craft Brew Alliance	613	11,770
Dr Pepper Snapple Group	2,705	262,547
MGP Ingredients	1,309	100,636
Molson Coors Brewing Class B	8,599	705,720
†Monster Beverage	1,425	90,188
National Beverage	964	93,932
PepsiCo	10,460	1,254,363
†Primo Water	745	9,365

		4,877,466

Biotechnology–1.74%
AbbVie	11,494	1,111,585
†Achillion Pharmaceuticals	5,034	14,498
†Acorda Therapeutics	2,925	62,741
†Adamas Pharmaceuticals	1,097	37,177
†Aduro Biotech	1,136	8,520
†Alexion Pharmaceuticals	1,815	217,056
†Alkermes	638	34,918
†Alnylam Pharmaceuticals	2,140	271,887
†AMAG Pharmaceuticals	1,449	19,199
Amgen	7,509	1,305,815
†Aptevo Therapeutics	1,004	4,257
†Biogen	2,586	823,822
†BioMarin Pharmaceutical	900	80,253
†BioSpecifics Technologies	665	28,814
†BioTime	4,300	9,245
†Bioverativ	3,656	197,132
†Bluebird Bio	1,165	207,487
†Celgene	5,000	521,800
†Celldex Therapeutics	2,682	7,617
†Chimerix	1,691	7,829
†Eagle Pharmaceuticals	867	46,315
†Emergent BioSolutions	2,719	126,352
†Enanta Pharmaceuticals	866	50,817
†Exact Sciences	1,089	57,216
†Exelixis	6,236	189,574
†FibroGen	889	42,139
†Five Prime Therapeutics	1,944	42,612
Gilead Sciences	23,307	1,669,713
†Incyte	903	85,523
†Insys Therapeutics	1,480	14,238
†Ionis Pharmaceuticals	831	41,799

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Biotechnology (continued)
†Juno Therapeutics	1,696	$77,524
†Karyopharm Therapeutics	1,386	13,306
†Ligand Pharmaceuticals Class B	194	26,564
†Miragen Therapeutics	700	7,301
†Momenta Pharmaceuticals	2,972	41,459
†Myriad Genetics	3,589	123,264
†Neurocrine Biosciences	1,020	79,142
†NewLink Genetics	196	1,590
†OPKO Health	6,890	33,761
†Otonomy	732	4,063
†PDL BioPharma	8,018	21,969
†Regeneron Pharmaceuticals	318	119,555
†Repligen	1,703	61,785
†Retrophin	2,257	47,555
†Sage Therapeutics	184	30,307
†Seattle Genetics	500	26,750
†Spectrum Pharmaceuticals	3,722	70,532
†TESARO	300	24,861
†United Therapeutics	3,176	469,889
†Vertex Pharmaceuticals	408	61,143
†Xencor	1,202	26,348

		8,706,618

Building Products–0.87%
AAON	3,443	126,358
Advanced Drainage Systems	2,948	70,310
Allegion	1,342	106,770
†American Woodmark	1,539	200,455
AO Smith	1,106	67,776
Apogee Enterprises	1,890	86,430
†Armstrong Flooring	1,730	29,272
†Armstrong World Industries	3,336	201,995
†Builders FirstSource	9,068	197,592
†Continental Building Products	2,885	81,213
†CSW Industrials	803	36,898
Fortune Brands Home & Security	4,579	313,387
†Gibraltar Industries	1,829	60,357
Griffon	3,933	80,037
Insteel Industries	1,555	44,038
Johnson Controls International	13,334	508,159
Lennox International	699	145,574
Masco	3,737	164,204
†Masonite International	2,162	160,312
†NCI Building Systems	5,674	109,508
Owens Corning	5,085	467,515
†Patrick Industries	2,395	166,333
†PGT Innovations	5,854	98,640
†Ply Gem Holdings	2,902	53,687
Quanex Building Products	1,644	38,470
Simpson Manufacturing	2,327	133,593
†Trex	1,625	176,134
Universal Forest Products	3,510	132,046

LVIP Dimensional U.S. Core Equity 2 Fund–8

LVIP Dimensional U.S. Core Equity 2 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Building Products (continued)
†USG	8,222	$317,040

		4,374,103

Capital Markets–3.46%
Affiliated Managers Group	1,396	286,529
Ameriprise Financial	3,257	551,964
Artisan Partners Asset Management Class A	2,502	98,829
Bank of New York Mellon	17,869	962,424
BGC Partners Class A	17,801	268,973
BlackRock	1,974	1,014,064
Cboe Global Markets	2,552	317,954
Charles Schwab	11,331	582,073
CME Group	3,509	512,489
Cohen & Steers	3,857	182,398
†Cowen Class A	1,499	20,461
Diamond Hill Investment Group	308	63,651
†Donnelley Financial Solutions	3,917	76,342
†E*TRADE Financial	8,906	441,470
Eaton Vance	3,576	201,651
Evercore Class A	2,348	211,320
FactSet Research Systems	656	126,451
Federated Investors Class B	9,305	335,724
Financial Engines	2,884	87,385
Franklin Resources	6,758	292,824
GAIN Capital Holdings	2,244	22,440
GAMCO Investors Class A	694	20,577
Goldman Sachs Group	5,630	1,434,299
Greenhill & Co.	1,658	32,331
Houlihan Lokey	1,286	58,423
Interactive Brokers Group	6,630	392,562
Intercontinental Exchange	8,887	627,067
†INTL. FCStone	1,244	52,907
Invesco	13,298	485,909
Investment Technology Group	2,544	48,972
Janus Henderson Group	5,993	229,292
Ladenburg Thalmann Financial Services	8,856	27,985
Lazard Class A	8,039	422,047
Legg Mason	4,809	201,882
LPL Financial Holdings	7,981	456,034
MarketAxess Holdings	688	138,804
Moelis & Co. Class A	1,121	54,369
Moody’s	1,091	161,042
Morgan Stanley	23,823	1,249,993
Morningstar	2,434	236,025
MSCI	1,329	168,172
Nasdaq	4,281	328,909
Northern Trust	4,548	454,300
OM Asset Management	5,760	96,480
Oppenheimer Holdings Class A	765	20,502
Piper Jaffray	673	58,046

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Capital Markets (continued)
PJT Partners Class A	816	$37,210
Raymond James Financial	3,602	321,659
S&P Global	2,044	346,254
†Safeguard Scientifics	1,565	17,528
SEI Investments	1,867	134,163
State Street	6,052	590,736
Stifel Financial	3,341	198,990
T. Rowe Price Group	9,415	987,916
TD Ameritrade Holding	5,854	299,315
Virtu Financial Class A	1,903	34,825
Virtus Investment Partners	382	43,949
Waddell & Reed Financial Class A	4,887	109,176
Westwood Holdings Group	439	29,066
WisdomTree Investments	5,289	66,377

		17,331,509

Chemicals–2.59%
A Schulman	1,598	59,525
†AdvanSix	2,562	107,783
†AgroFresh Solutions	1,708	12,639
Air Products & Chemicals	2,271	372,626
Albemarle	2,153	275,347
American Vanguard	2,114	41,540
Ashland Global Holdings	3,222	229,406
†Axalta Coating Systems	3,453	111,739
Balchem	1,857	149,674
Cabot	4,349	267,855
Calgon Carbon	3,597	76,616
Celanese Class A	4,018	430,247
CF Industries Holdings	8,601	365,887
Chase	640	77,120
Chemours	3,983	199,389
DowDuPont	29,459	2,098,070
Eastman Chemical	5,577	516,653
Ecolab	2,185	293,183
†Ferro	7,033	165,908
†Flotek Industries	3,167	14,758
FMC	1,727	163,478
FutureFuel	3,276	46,159
†GCP Applied Technologies	4,490	143,231
Hawkins	885	31,152
HB Fuller	3,392	182,727
Huntsman	19,266	641,365
†Ingevity	2,347	165,393
Innophos Holdings	1,429	66,777
Innospec	1,358	95,875
International Flavors & Fragrances	740	112,931
†Intrepid Potash	3,914	18,631
KMG Chemicals	1,146	75,728
†Koppers Holdings	1,060	53,954
†Kraton	2,937	141,475
Kronos Worldwide	4,968	128,025

LVIP Dimensional U.S. Core Equity 2 Fund–9

LVIP Dimensional U.S. Core Equity 2 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Chemicals (continued)
†LSB Industries	2,413	$21,138
LyondellBasell Industries Class A	3,486	384,576
Minerals Technologies	2,235	153,880
Monsanto	1,828	213,474
Mosaic	9,692	248,697
NewMarket	466	185,184
Olin	9,233	328,510
†OMNOVA Solutions	3,545	35,450
†Platform Specialty Products	18,605	184,562
PolyOne	6,532	284,142
PPG Industries	3,345	390,763
Praxair	1,892	292,655
Quaker Chemical	833	125,608
Rayonier Advanced Materials	3,769	77,076
RPM International	6,087	319,081
Scotts Miracle-Gro Class A	3,037	324,929
Sensient Technologies	2,225	162,759
Sherwin-Williams	525	215,271
Stepan	1,521	120,113
†Trecora Resources	817	11,029
Tredegar	1,894	36,365
Trinseo	3,760	272,976
Tronox	4,414	90,531
Valvoline	6,722	168,453
Westlake Chemical	2,177	231,916
WR Grace & Co.	2,146	150,499

		12,962,503

Commercial Services & Supplies–1.11%
ABM Industries	4,526	170,721
†ACCO Brands	7,956	97,063
†ARC Document Solutions	3,148	8,027
Brady Class A	2,770	104,983
Brink’s	3,738	294,181
†Casella Waste Systems	2,159	49,700
CECO Environmental	1,187	6,089
Cintas	1,398	217,850
†Civeo	4,304	11,750
†Clean Harbors	3,676	199,239
†Copart	4,256	183,817
Covanta Holding	11,966	202,225
Deluxe	3,759	288,842
Ennis	1,143	23,717
Essendant	1,656	15,351
Healthcare Services Group	1,609	84,826
†Heritage-Crystal Clean	936	20,358
Herman Miller	5,536	221,717
HNI	3,300	127,281
†Hudson Technologies	1,167	7,084
†InnerWorkings	2,700	27,081
Interface Class A	5,000	125,750
KAR Auction Services	10,009	505,555

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Commercial Services & Supplies (continued)
Kimball International Class B	3,544	$66,166
Knoll	4,076	93,911
LSC Communications	2,753	41,708
Matthews International Class A	2,054	108,451
McGrath RentCorp	1,645	77,282
Mobile Mini	2,671	92,149
MSA Safety	2,142	166,048
Multi-Color	1,253	93,787
†NL Industries	2,090	29,783
Pitney Bowes	5,889	65,839
Quad	3,100	70,060
Republic Services	6,256	422,968
Rollins	2,327	108,275
†SP Plus	1,195	44,335
Steelcase Class A	5,307	80,666
†Stericycle	2,597	176,570
†Team	1,744	25,986
Tetra Tech	2,976	143,294
U.S. Ecology	1,083	55,233
UniFirst	728	120,047
Viad	1,421	78,723
VSE	530	25,668
Waste Management	4,643	400,691

		5,580,847

Communications Equipment–1.54%
ADTRAN	2,819	54,548
†Applied Optoelectronics	1,210	45,762
†Arista Networks	691	162,786
†ARRIS International	10,551	271,055
Black Box	1,723	6,117
†CalAmp	1,620	34,717
†Calix	2,250	13,387
†Ciena	9,073	189,898
Cisco Systems	91,527	3,505,484
†CommScope Holding	9,089	343,837
Comtech Telecommunications	1,340	29,641
†Digi International	1,498	14,306
†EchoStar Class A	2,336	139,926
†Extreme Networks	5,103	63,890
†F5 Networks	1,035	135,813
†Finisar	8,028	163,370
†Harmonic	3,856	16,195
Harris	4,850	687,003
†Infinera	9,308	58,920
InterDigital	3,224	245,508
Juniper Networks	8,881	253,109
†Lumentum Holdings	1,277	62,445
Motorola Solutions	1,911	172,640
†NETGEAR	1,744	102,460
†NetScout Systems	5,840	177,828
†Oclaro	7,443	50,166

LVIP Dimensional U.S. Core Equity 2 Fund–10

LVIP Dimensional U.S. Core Equity 2 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Communications Equipment (continued)
†Palo Alto Networks	444	$64,353
Plantronics	2,355	118,645
†Ribbon Communications	3,105	24,002
†Ubiquiti Networks	2,672	189,765
†ViaSat	2,849	213,248
†Viavi Solutions	10,641	93,002

		7,703,826

Construction & Engineering–0.63%
†AECOM	7,935	294,785
†Aegion	1,719	43,714
Argan	1,180	53,100
Chicago Bridge & Iron	5,367	86,623
Comfort Systems USA	2,598	113,403
†Dycom Industries	2,773	308,995
EMCOR Group	3,811	311,549
Fluor	4,547	234,853
†Goldfield	1,529	7,492
Granite Construction	2,068	131,173
†Great Lakes Dredge & Dock	5,107	27,578
†IES Holdings	1,179	20,338
Jacobs Engineering Group	3,809	251,242
KBR	9,795	194,235
†MasTec	5,994	293,406
†MYR Group	1,177	42,054
†Northwest Pipe	539	10,316
†NV5 Global	440	23,826
Primoris Services	3,599	97,857
†Quanta Services	8,452	330,558
†Sterling Construction	1,201	19,552
†Tutor Perini	2,795	70,853
Valmont Industries	1,274	211,293

		3,178,795

Construction Materials–0.26%
Eagle Materials	2,584	292,767
Martin Marietta Materials	1,469	324,708
†Summit Materials Class A	6,506	204,549
†U.S. Concrete	1,122	93,855
United States Lime & Minerals	277	21,357
Vulcan Materials	2,925	375,482

		1,312,718

Consumer Finance–1.38%
Ally Financial	19,868	579,351
American Express	17,204	1,708,529
Capital One Financial	7,850	781,703
†Credit Acceptance	1,348	436,051
Discover Financial Services	9,833	756,354
†Encore Capital Group	1,555	65,465
†Enova International	2,659	40,417
†EZCORP Class A	4,961	60,524
FirstCash	2,903	195,807

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Consumer Finance (continued)
†Green Dot Class A	2,915	$175,658
†LendingClub	24,035	99,265
Navient	21,662	288,538
Nelnet Class A	1,923	105,342
†OneMain Holdings	6,278	163,165
†PRA Group	2,993	99,368
†Regional Management	567	14,918
Santander Consumer USA Holdings	19,372	360,707
†SLM	27,460	310,298
Synchrony Financial	17,007	656,640
†World Acceptance	395	31,884

		6,929,984

Containers & Packaging–0.89%
AptarGroup	4,565	393,868
Avery Dennison	1,309	150,352
Ball	10,323	390,726
Bemis	6,504	310,826
†Berry Global Group	3,128	183,520
†Crown Holdings	2,329	131,006
Graphic Packaging Holding	26,971	416,702
Greif Class A	2,348	142,242
Greif Class B	709	49,169
International Paper	4,000	231,760
Myers Industries	4,079	79,541
†Owens-Illinois	14,147	313,639
Packaging Corp. of America	2,985	359,842
Sealed Air	5,281	260,353
Silgan Holdings	6,778	199,205
Sonoco Products	7,114	378,038
WestRock	7,171	453,279

		4,444,068

Distributors–0.22%
Core-Mark Holding	2,242	70,802
Genuine Parts	5,733	544,692
†LKQ	7,749	315,152
Pool	1,302	168,804
Weyco Group	507	15,068

		1,114,518

Diversified Consumer Services–0.47%
†Adtalem Global Education	4,089	171,942
†American Public Education	1,300	32,565
†Ascent Capital Group Class A	345	3,964
†Bridgepoint Education	2,198	18,243
†Bright Horizons Family Solutions	2,131	200,314
Capella Education	988	76,471
†Career Education	6,090	73,567
Carriage Services	768	19,745
Collectors Universe	466	13,346
Graham Holdings	162	90,453
†Grand Canyon Education	3,284	294,016

LVIP Dimensional U.S. Core Equity 2 Fund–11

LVIP Dimensional U.S. Core Equity 2 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Diversified Consumer Services (continued)
H&R Block	5,890	$154,436
†Houghton Mifflin Harcourt	7,069	65,742
†K12	2,788	44,329
†Regis	4,078	62,638
Service Corp. International	10,010	373,573
†ServiceMaster Global Holdings	5,871	301,006
†Sotheby’s	2,959	152,684
Strayer Education	1,049	93,969
†Weight Watchers International	1,972	87,320

		2,330,323

Diversified Financial Services–0.52%
†Berkshire Hathaway Class B	10,489	2,079,130
†Cannae Holdings	3,264	55,586
Leucadia National	7,755	205,430
Marlin Business Services	729	16,330
†On Deck Capital	3,001	17,226
Voya Financial	4,959	245,322

		2,619,024

Diversified Telecommunication Services–2.02%
AT&T	170,253	6,619,437
ATN International	873	48,242
CenturyLink	32,967	549,890
†Cincinnati Bell	2,384	49,706
Cogent Communications Holdings	2,252	102,016
Consolidated Communications Holdings	5,782	70,483
Frontier Communications	1,684	11,384
†General Communication Class A	2,677	104,457
†Hawaiian Telcom Holdco	500	15,430
IDT Class B	1,774	18,804
†Iridium Communications	4,205	49,619
†ORBCOMM	2,840	28,911
Verizon Communications	42,127	2,229,782
†Vonage Holdings	9,457	96,178
Windstream Holdings	2,822	5,221
†Zayo Group Holdings	3,711	136,565

		10,136,125

Electric Utilities–0.73%
ALLETE	1,583	117,712
Alliant Energy	2,790	118,882
American Electric Power	2,844	209,233
Avangrid	717	36,266
Duke Energy	3,872	325,674
Edison International	1,747	110,480
El Paso Electric	1,899	105,110
Entergy	2,019	164,326
Eversource Energy	3,043	192,257
Exelon	4,912	193,582
FirstEnergy	4,142	126,828
Great Plains Energy	2,778	89,563

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Electric Utilities (continued)
Hawaiian Electric Industries	3,350	$121,103
IDACORP	1,455	132,929
MGE Energy	1,434	90,485
NextEra Energy	2,606	407,031
OGE Energy	2,074	68,255
Otter Tail	1,714	76,187
PG&E	2,867	128,528
Pinnacle West Capital	1,088	92,676
PNM Resources	2,378	96,190
Portland General Electric	2,617	119,283
PPL	3,451	106,808
Southern	5,454	262,283
Westar Energy	1,044	55,123
Xcel Energy	2,482	119,409

		3,666,203

Electrical Equipment–0.77%
Acuity Brands	1,429	251,504
Allied Motion Technologies	758	25,082
AMETEK	6,362	461,054
†Atkore International Group	1,751	37,559
AZZ	1,479	75,577
†Babcock & Wilcox Enterprises	2,436	13,836
Eaton	7,083	559,628
Emerson Electric	6,876	479,188
Encore Wire	1,573	76,526
EnerSys	2,490	173,379
†Generac Holdings	4,872	241,261
General Cable	3,093	91,553
Hubbell	2,590	350,531
LSI Industries	457	3,144
Powell Industries	509	14,583
Preformed Line Products	449	31,901
Regal Beloit	2,707	207,356
Rockwell Automation	1,462	287,064
†Sensata Technologies Holding	7,836	400,498
†Sunrun	1,518	8,956
†Thermon Group Holdings	1,338	31,670
†TPI Composites	1,021	20,890
†Vicor	1,194	24,955

		3,867,695

Electronic Equipment, Instruments & Components–1.86%
Amphenol Class A	2,484	218,095
†Anixter International	2,282	173,432
†Arrow Electronics	3,850	309,579
Avnet	6,028	238,829
AVX	7,956	137,639
Badger Meter	1,828	87,378
Bel Fuse Class B	886	22,305
Belden	2,882	222,404
†Benchmark Electronics	3,326	96,787

LVIP Dimensional U.S. Core Equity 2 Fund–12

LVIP Dimensional U.S. Core Equity 2 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Electronic Equipment, Instruments & Components (continued)
CDW	2,461	$171,015
Cognex	4,566	279,257
†Coherent	1,139	321,449
†Control4	614	18,273
Corning	15,126	483,881
CTS	2,254	58,041
Daktronics	2,615	23,875
Dolby Laboratories Class A	3,327	206,274
†Electro Scientific Industries	460	9,858
†ePlus	1,064	80,013
†Fabrinet	2,165	62,135
†FARO Technologies	1,500	70,500
†Fitbit Class A	1,208	6,898
†Flex	20,706	372,501
FLIR Systems	8,077	376,550
†II-VI	3,265	153,292
†Insight Enterprises	3,069	117,512
†IPG Photonics	2,284	489,073
†Itron	2,143	146,153
Jabil	14,145	371,306
†KEMET	3,824	57,589
†Keysight Technologies	6,402	266,323
†Kimball Electronics	1,755	32,029
†Knowles	5,086	74,561
Littelfuse	1,103	218,195
Mesa Laboratories	195	24,239
Methode Electronics	2,434	97,603
MTS Systems	843	45,269
National Instruments	5,162	214,894
†Novanta	1,849	92,450
†OSI Systems	916	58,972
Park Electrochemical	1,422	27,942
PC Connection	1,762	46,182
†PCM	468	4,633
†Plexus	2,055	124,780
†Rogers	1,055	170,826
†Sanmina	5,157	170,181
†ScanSource	1,522	54,488
SYNNEX	2,512	341,506
Systemax	1,538	51,169
TE Connectivity	6,702	636,958
†Tech Data	1,898	185,947
†Trimble	3,022	122,814
†TTM Technologies	7,111	111,429
Universal Display	968	167,125
†VeriFone Systems	5,436	96,272
Vishay Intertechnology	8,859	183,824
†Vishay Precision Group	600	15,090
†Zebra Technologies	2,662	276,316

		9,293,910

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Energy Equipment & Services–0.99%
Archrock	6,266	$65,793
Baker Hughes	3,689	116,720
†Basic Energy Services	1,413	33,163
Bristow Group	2,547	34,308
†CARBO Ceramics	560	5,701
Core Laboratories	1,591	174,294
†Diamond Offshore Drilling	5,355	99,549
†Dril-Quip	2,531	120,729
Ensco Class A	25,837	152,697
†Era Group	1,340	14,405
†Exterran	3,133	98,502
†Forum Energy Technologies	7,605	118,258
Frank’s International	3,834	25,496
†Geospace Technologies	1,182	15,331
Halliburton	4,635	226,512
†Helix Energy Solutions Group	9,439	71,170
Helmerich & Payne	3,403	219,970
†Hornbeck Offshore Services	1,588	4,939
†ION Geophysical	332	6,557
†Matrix Service	1,451	25,828
†McDermott International	17,968	118,229
Nabors Industries	17,095	116,759
National Oilwell Varco	8,228	296,373
†Natural Gas Services Group	679	17,790
†Newpark Resources	6,448	55,453
†Noble	14,315	64,704
†Oceaneering International	6,312	133,436
†Oil States International	2,950	83,485
†Parker Drilling	2,258	2,258
Patterson-UTI Energy	8,986	206,768
†PHI	903	10,448
†Pioneer Energy Services	5,840	17,812
†Rowan	8,706	136,336
RPC	4,866	124,229
Schlumberger	13,398	902,891
†SEACOR Holdings	1,038	47,976
†SEACOR Marine Holdings	1,043	12,203
†Superior Energy Services	9,123	87,854
TechnipFMC	7,143	223,647
†TETRA Technologies	6,409	27,366
†Transocean	19,921	212,756
U.S. Silica Holdings	4,883	158,990
†Unit	3,218	70,796
†Weatherford International	46,413	193,542

		4,952,023

Equity Real Estate Investment Trusts–0.02%
Alexander & Baldwin	3,201	88,796

		88,796

LVIP Dimensional U.S. Core Equity 2 Fund–13

LVIP Dimensional U.S. Core Equity 2 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Food & Staples Retailing–2.04%
Andersons	1,719	$53,547
Casey’s General Stores	2,858	319,924
†Chefs’ Warehouse	1,611	33,025
Costco Wholesale	3,849	716,376
CVS Health	21,155	1,533,737
Ingles Markets Class A	1,007	34,842
Kroger	19,836	544,498
†Natural Grocers by Vitamin Cottage	985	8,796
†Performance Food Group	8,173	270,526
PriceSmart	1,812	156,013
†Rite Aid	12,700	25,019
†Smart & Final Stores	2,200	18,810
SpartanNash	2,365	63,098
†Sprouts Farmers Market	9,046	220,270
†SUPERVALU	2,704	58,406
Sysco	3,283	199,377
†U.S. Foods Holding	8,184	261,315
†United Natural Foods	3,531	173,972
Village Super Market Class A	310	7,108
Walgreens Boots Alliance	17,584	1,276,950
Wal-Mart Stores	42,302	4,177,323
Weis Markets	1,415	58,567

		10,211,499

Food Products–1.73%
Alico	310	9,145
Archer-Daniels-Midland	6,427	257,594
B&G Foods Class A	4,796	168,579
†Blue Buffalo Pet Products	6,891	225,956
Bob Evans Farms	1,324	104,358
Bunge	4,665	312,928
Calavo Growers	1,193	100,689
†Cal-Maine Foods	2,580	114,681
Campbell Soup	4,619	222,220
Conagra Brands	11,471	432,113
†Darling Ingredients	8,960	162,445
Dean Foods	6,682	77,244
†Farmer Brothers	1,079	34,690
Flowers Foods	13,920	268,795
Fresh Del Monte Produce	3,101	147,825
General Mills	4,722	279,967
†Hain Celestial Group	4,249	180,115
Hershey	945	107,267
Hormel Foods	13,860	504,365
†Hostess Brands	6,141	90,948
Ingredion	2,517	351,877
J&J Snack Foods	1,165	176,882
JM Smucker	2,861	355,451
John B Sanfilippo & Son	672	42,504
Kellogg	1,742	118,421
Kraft Heinz	6,998	544,164
Lamb Weston Holdings	1,825	103,021

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Food Products (continued)
Lancaster Colony	1,006	$129,985
†Landec	2,083	26,246
†Lifeway Foods	699	5,592
Limoneira	992	22,221
McCormick & Co.	1,484	151,234
Mondelez International	14,441	618,075
†Pilgrim’s Pride	5,264	163,500
Pinnacle Foods	3,750	223,013
†Post Holdings	5,163	409,064
Sanderson Farms	1,711	237,453
Seaboard	55	242,550
†Seneca Foods Class A	364	11,193
Snyder’s-Lance	4,775	239,132
Tootsie Roll Industries	1,420	51,688
†TreeHouse Foods	2,599	128,547
Tyson Foods Class A	6,506	527,441

		8,681,178

Gas Utilities–0.23%
Atmos Energy	1,323	113,632
Chesapeake Utilities	620	48,701
National Fuel Gas	2,570	141,119
New Jersey Resources	2,264	91,013
Northwest Natural Gas	1,438	85,777
ONE Gas	1,574	115,311
South Jersey Industries	3,359	104,902
Southwest Gas Holdings	1,094	88,045
Spire	1,222	91,833
UGI	3,296	154,747
WGL Holdings	1,065	91,420

		1,126,500

Health Care Equipment & Supplies–1.93%
Abaxis	1,053	52,145
Abbott Laboratories	17,062	973,728
†ABIOMED	714	133,811
†Accuray	2,299	9,886
†Align Technology	787	174,864
Analogic	778	65,157
†AngioDynamics	2,264	37,650
†Anika Therapeutics	1,049	56,552
Atrion	84	52,970
Baxter International	4,549	294,047
Becton Dickinson & Co.	1,446	309,467
†Boston Scientific	6,822	169,117
Cantel Medical	1,445	148,647
CONMED	1,227	62,540
Cooper	1,149	250,344
†CryoLife	1,100	21,065
Danaher	6,209	576,319
DENTSPLY SIRONA	4,498	296,103
†DexCom	500	28,695

LVIP Dimensional U.S. Core Equity 2 Fund–14

LVIP Dimensional U.S. Core Equity 2 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Health Care Equipment & Supplies (continued)
†Edwards Lifesciences	716	$80,700
†Exactech	800	39,560
†Globus Medical	4,702	193,252
†Haemonetics	2,807	163,031
†Halyard Health	3,269	150,962
†Heska	416	33,367
Hill-Rom Holdings	5,035	424,400
†Hologic	11,528	492,822
†ICU Medical	621	134,136
†IDEXX Laboratories	1,272	198,915
†Inogen	544	64,780
†Insulet	327	22,563
†Integer Holdings	2,485	112,571
†Integra LifeSciences Holdings	3,098	148,270
†Intuitive Surgical	372	135,758
Invacare	2,243	37,795
†Lantheus Holdings	2,024	41,391
LeMaitre Vascular	1,009	32,127
†LivaNova	1,899	151,768
†Masimo	1,668	141,446
Medtronic	12,940	1,044,905
Meridian Bioscience	2,980	41,720
†Merit Medical Systems	2,673	115,474
†Natus Medical	1,650	63,030
†Neogen	1,118	91,911
†NuVasive	2,105	123,121
†Nuvectra	338	2,623
†OraSure Technologies	3,072	57,938
†Orthofix International	948	51,856
†Quidel	1,563	67,756
ResMed	1,486	125,849
†RTI Surgical	2,100	8,610
†SeaSpine Holdings	660	6,679
STERIS	2,227	194,796
Stryker	1,836	284,286
†Surmodics	576	16,128
Teleflex	866	215,478
Utah Medical Products	304	24,746
†Varex Imaging	2,170	87,169
†Varian Medical Systems	1,660	184,509
West Pharmaceutical Services	873	86,139
Zimmer Biomet Holdings	2,003	241,702

		9,649,146

Health Care Providers & Services–3.28%
†Acadia Healthcare	5,585	182,239
Aceto	1,439	14,865
†Addus HomeCare	433	15,068
Aetna	4,873	879,040
†Almost Family	1,077	59,612
†Amedisys	1,799	94,825
AmerisourceBergen	3,465	318,156

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Health Care Providers & Services (continued)
†AMN Healthcare Services	4,312	$212,366
Anthem	4,347	978,118
†BioScrip	3,413	9,932
†BioTelemetry	1,656	49,514
†Brookdale Senior Living	11,337	109,969
†Capital Senior Living	1,634	22,043
Cardinal Health	4,972	304,634
†Centene	4,788	483,013
Chemed	949	230,626
Cigna	4,819	978,691
†Civitas Solutions	2,257	38,595
†Community Health Systems	5,888	25,083
†CorVel	1,434	75,859
†Cross Country Healthcare	2,183	27,855
†DaVita	8,004	578,289
†Diplomat Pharmacy	4,168	83,652
Ensign Group	2,803	62,227
†Envision Healthcare	3,981	137,583
†Express Scripts Holding	15,729	1,174,013
†Five Star Senior Living	461	691
†Hanger	1,874	29,515
†HCA Healthcare	1,747	153,456
†HealthEquity	1,480	69,057
†HealthSouth	8,900	439,749
†Henry Schein	4,199	293,426
Humana	3,299	818,383
Kindred Healthcare	6,921	67,134
†Laboratory Corp. of America Holdings	3,195	509,634
†LHC Group	1,107	67,804
†LifePoint Health	2,947	146,761
†Magellan Health	1,562	150,811
McKesson	3,526	549,880
†MEDNAX	3,444	184,047
†Molina Healthcare	3,472	266,233
National HealthCare	926	56,430
National Research Class A	927	34,577
Owens & Minor	4,089	77,200
Patterson	6,302	227,691
†Premier Class A	3,473	101,377
†Providence Service	766	45,454
Quest Diagnostics	4,224	416,022
†Quorum Health	1,472	9,185
†R1 RCM	7,927	34,958
†RadNet	3,391	34,249
†Select Medical Holdings	11,079	195,544
†Surgery Partners	1,621	19,614
†Tenet Healthcare	7,697	116,686
†Tivity Health	3,037	111,002
†Triple-S Management Class B	1,017	25,272
U.S. Physical Therapy	663	47,869
UnitedHealth Group	14,298	3,152,137
Universal Health Services Class B	3,346	379,269

LVIP Dimensional U.S. Core Equity 2 Fund–15

LVIP Dimensional U.S. Core Equity 2 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Health Care Providers & Services (continued)
†WellCare Health Plans	2,253	$453,101

		16,430,085

Health Care Technology–0.22%
†Allscripts Healthcare Solutions	12,779	185,934
†athenahealth	1,332	177,209
†Cerner	5,211	351,169
Computer Programs & Systems	313	9,406
†Cotiviti Holdings	1,108	35,689
†Evolent Health Class A	1,912	23,518
†HealthStream	1,113	25,777
†HMS Holdings	3,921	66,461
†Inovalon Holdings Class A	714	10,710
†Medidata Solutions	448	28,390
†Omnicell	1,990	96,515
†Quality Systems	2,697	36,625
†Veeva Systems Class A	886	48,978

		1,096,381

Hotels, Restaurants & Leisure–2.16%
Aramark	12,777	546,089
BBX Capital	3,715	29,609
†Belmond Class A	6,085	74,541
†Biglari Holdings	51	21,134
BJ’s Restaurants	1,462	53,217
Bloomin’ Brands	6,385	136,256
†Bojangles’	3,222	38,020
Boyd Gaming	3,072	107,674
†Bravo Brio Restaurant Group	1,400	3,500
Brinker International	2,294	89,099
†Buffalo Wild Wings	1,127	176,206
Carnival	5,447	361,517
†Carrols Restaurant Group	3,714	45,125
Cheesecake Factory	3,510	169,112
†Chipotle Mexican Grill	288	83,241
Choice Hotels International	1,757	136,343
Churchill Downs	487	113,325
†Chuy’s Holdings	1,208	33,884
Cracker Barrel Old Country Store	1,206	191,621
Darden Restaurants	3,839	368,621
†Dave & Buster’s Entertainment	3,378	186,364
†Del Frisco’s Restaurant Group	884	13,481
†Del Taco Restaurants	2,099	25,440
†Denny’s	3,309	43,811
DineEquity	1,438	72,950
Domino’s Pizza	603	113,943
Drive Shack	2,401	13,278
Dunkin’ Brands Group	2,451	158,016
†El Pollo Loco Holdings	2,025	20,047
†Eldorado Resorts	1,932	64,046
†Fiesta Restaurant Group	1,638	31,122
†Fogo De Chao	840	9,744

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Hotels, Restaurants & Leisure (continued)
†Habit Restaurants Class A	628	$5,997
†Hilton Grand Vacations	3,285	137,806
Hilton Worldwide Holdings	2,497	199,410
†Hyatt Hotels Class A	1,582	116,340
ILG	7,286	207,505
International Game Technology	8,417	223,135
Jack in the Box	968	94,970
†La Quinta Holdings	7,832	144,579
Las Vegas Sands	3,696	256,835
†Lindblad Expeditions Holdings	1,042	10,201
Marcus	1,216	33,258
Marriott International Class A	2,572	349,098
Marriott Vacations Worldwide	1,828	247,164
McDonald’s	4,575	787,449
MGM Resorts International	17,547	585,894
Nathan’s Famous	298	22,499
†Norwegian Cruise Line Holdings	7,010	373,283
Papa John’s International	1,423	79,845
†Papa Murphy’s Holdings	207	1,114
†Penn National Gaming	4,455	139,575
†Pinnacle Entertainment	835	27,330
†Planet Fitness Class A	4,259	147,489
†Playa Hotels & Resorts	6,316	68,150
†Potbelly	1,460	17,958
†Red Robin Gourmet Burgers	958	54,031
Red Rock Resorts Class A	5,032	169,780
Royal Caribbean Cruises	3,609	430,482
Ruth’s Hospitality Group	4,201	90,952
†Scientific Games Class A	3,331	170,880
†SeaWorld Entertainment	3,235	43,899
†Shake Shack Class A	500	21,600
Six Flags Entertainment	2,634	175,345
Sonic	1,631	44,820
Speedway Motorsports	3,631	68,517
Starbucks	9,184	527,437
Texas Roadhouse	3,405	179,375
Vail Resorts	651	138,318
Wendy’s	13,624	223,706
Wingstop	900	35,082
Wyndham Worldwide	2,178	252,365
Wynn Resorts	1,333	224,730
Yum Brands	2,149	175,380

		10,833,959

Household Durables–1.20%
†AV Homes	1,200	19,980
Bassett Furniture Industries	722	27,147
†Beazer Homes USA	1,576	30,275
CalAtlantic Group	6,777	382,155
†Cavco Industries	502	76,605
†Century Communities	1,715	53,337
CSS Industries	543	15,112

LVIP Dimensional U.S. Core Equity 2 Fund–16

LVIP Dimensional U.S. Core Equity 2 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Household Durables (continued)
DR Horton	9,540	$487,208
Ethan Allen Interiors	1,870	53,482
Flexsteel Industries	419	19,601
Garmin	4,366	260,083
†GoPro	2,100	15,897
†Green Brick Partners	3,200	36,160
Hamilton Beach Brands Holding Class A	326	8,375
Hamilton Beach Brands Holding Class B	326	8,375
†Helen of Troy	1,362	131,229
Hooker Furniture	831	35,276
†Hovnanian Enterprises Class A	5,034	16,864
†Installed Building Products	1,692	128,507
†iRobot	1,320	101,244
KB Home	5,148	164,479
La-Z-Boy	3,341	104,239
Leggett & Platt	2,356	112,452
Lennar	6,937	438,696
Lennar Class B	444	22,946
Libbey	1,451	10,912
Lifetime Brands	785	12,953
†M/I Homes	1,091	37,530
MDC Holdings	4,005	127,679
†Meritage Homes	2,325	119,040
†Mohawk Industries	2,115	583,529
NACCO Industries Class A	326	12,274
†New Home	448	5,613
Newell Brands	7,369	227,702
†NVR	36	126,296
†PICO Holdings	1,481	18,957
PulteGroup	10,201	339,183
†Taylor Morrison Home Class A	5,687	139,161
†Tempur Sealy International	2,133	133,718
Toll Brothers	7,489	359,622
†TopBuild	2,248	170,264
†TRI Pointe Group	8,843	158,467
Tupperware Brands	1,621	101,637
†Universal Electronics	767	36,241
Whirlpool	2,778	468,482
†William Lyon Homes Class A	1,617	47,022
†ZAGG	980	18,081

		6,004,087

Household Products–0.84%
†Central Garden & Pet	894	34,794
†Central Garden & Pet Class A	2,897	109,246
Church & Dwight	3,629	182,067
Clorox	1,891	281,267
Colgate-Palmolive	4,673	352,578
Energizer Holdings	2,465	118,271
†HRG Group	10,121	171,551

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Household Products (continued)
Kimberly-Clark	2,042	$246,388
Oil-Dri Corp. of America	282	11,703
Orchids Paper Products	536	6,861
Procter & Gamble	26,699	2,453,104
Spectrum Brands Holdings	1,217	136,791
WD-40	775	91,450

		4,196,071

Independent Power & Renewable Electricity Producers–0.33%
AES	8,502	92,077
†Atlantic Power	7,500	17,625
Atlantica Yield	3,885	82,401
†Calpine	23,698	358,551
†Dynegy	10,107	119,768
NRG Energy	20,061	571,337
NRG Yield Class A	911	17,172
NRG Yield Class C	2,451	46,324
Ormat Technologies	2,822	180,495
Pattern Energy Group	3,677	79,019
†Vistra Energy	6,030	110,470

		1,675,239

Industrial Conglomerates–0.88%
3M	4,316	1,015,857
Carlisle	1,884	214,117
General Electric	81,231	1,417,481
Honeywell International	9,880	1,515,197
Raven Industries	1,213	41,667
Roper Technologies	850	220,150

		4,424,469

Insurance–3.68%
Aflac	6,300	553,014
†Alleghany	332	197,902
Allstate	6,251	654,542
†Ambac Financial Group	2,234	35,699
American Equity Investment Life Holding	5,666	174,116
American Financial Group	2,684	291,321
American International Group	12,696	756,428
American National Insurance	950	121,837
AMERISAFE	1,181	72,750
AmTrust Financial Services	12,537	126,248
Aon	1,931	258,754
†Arch Capital Group	3,794	344,381
Argo Group International Holdings	1,815	111,895
Arthur J. Gallagher & Co.	4,018	254,259
Aspen Insurance Holdings	4,116	167,110
Assurant	3,340	336,806
Assured Guaranty	6,846	231,874
Axis Capital Holdings	4,046	203,352
Baldwin & Lyons Class B	771	18,465
†Brighthouse Financial	918	53,832

LVIP Dimensional U.S. Core Equity 2 Fund–17

LVIP Dimensional U.S. Core Equity 2 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Insurance (continued)
Brown & Brown	5,859	$301,504
Chubb	6,300	920,619
Cincinnati Financial	3,786	283,836
CNA Financial	800	42,440
CNO Financial Group	6,176	152,485
Crawford & Co. Class A	1,300	11,050
Crawford & Co. Class B	2,614	25,147
Donegal Group Class A	996	17,231
EMC Insurance Group	1,480	42,461
Employers Holdings	2,070	91,908
†Enstar Group	875	175,656
Erie Indemnity Class A	810	98,690
Everest Re Group	1,159	256,440
FBL Financial Group Class A	1,968	137,071
Federated National Holding	630	10,439
First American Financial	6,407	359,048
FNF Group	4,642	182,152
†Genworth Financial	22,919	71,278
†Global Indemnity	1,056	44,373
†Greenlight Capital Re Class A	1,907	38,331
†Hallmark Financial Services	1,100	11,473
Hanover Insurance Group	2,039	220,375
Hartford Financial Services Group	9,984	561,900
HCI Group	887	26,521
Heritage Insurance Holdings	1,522	27,426
Horace Mann Educators	2,504	110,426
Independence Holding	654	17,952
Infinity Property & Casualty	768	81,408
Investors Title	124	24,595
James River Group Holdings	1,709	68,377
Kemper	3,094	213,177
Kinsale Capital Group	237	10,665
Loews	7,552	377,827
Maiden Holdings	5,121	33,799
†Markel	279	317,817
Marsh & McLennan	4,021	327,269
†MBIA	8,307	60,807
Mercury General	3,869	206,759
MetLife	8,227	415,957
National General Holdings	6,472	127,110
National Western Life Group Class A	202	66,866
Navigators Group	2,245	109,331
Old Republic International	13,604	290,854
Primerica	3,375	342,731
Principal Financial Group	9,524	672,013
ProAssurance	2,516	143,789
Progressive	9,293	523,382
Prudential Financial	5,510	633,540
Reinsurance Group of America	2,071	322,931
RenaissanceRe Holdings	2,040	256,204
RLI	2,013	122,109
Safety Insurance Group	893	71,797

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Insurance (continued)
Selective Insurance Group	3,458	$202,985
State Auto Financial	2,262	65,869
Stewart Information Services	1,222	51,691
†Third Point Reinsurance	4,862	71,228
Torchmark	3,136	284,467
Travelers	7,508	1,018,385
United Fire Group	1,596	72,746
United Insurance Holdings	1,480	25,530
Universal Insurance Holdings	2,877	78,686
Unum Group	7,444	408,601
Validus Holdings	4,136	194,061
White Mountains Insurance Group	255	217,076
Willis Towers Watson	1,403	211,418
†WMIH	7,240	6,147
WR Berkley	3,977	284,952
XL Group	6,908	242,885

		18,460,658

Internet & Direct Marketing Retail–1.24%
†1-800-Flowers.com Class A	2,100	22,470
†Amazon.com	3,229	3,776,219
†Duluth Holdings Class B	753	13,441
Expedia	2,455	294,035
†FTD	1,699	12,216
†Groupon	27,198	138,710
HSN	2,294	92,563
†Liberty Expedia Holdings Class A	1,638	72,613
†Liberty Interactive Corp. QVC Group Class A	16,175	394,993
†Liberty TripAdvisor Holdings Class A	3,875	36,522
†Liberty Ventures Class A	4,012	217,611
†Netflix	1,027	197,143
Nutrisystem	1,618	85,107
†Overstock.com	1,526	97,511
PetMed Express	1,442	65,611
†Priceline Group	276	479,616
†Shutterfly	2,310	114,923
†TripAdvisor	2,250	77,535
†Wayfair Class A	460	36,924

		6,225,763

Internet Software & Services–2.31%
†Actua	2,754	42,962
†Akamai Technologies	5,089	330,989
†Alphabet Class A	2,455	2,568,912
†Alphabet Class C	2,304	2,427,034
†ANGI Homeservices Class A	1,639	17,144
†Bazaarvoice	2,600	14,170
†Blucora	3,219	71,140
†Carbonite	1,257	31,551
†Cars.com	5,057	145,844
†Cimpress	1,132	135,704

LVIP Dimensional U.S. Core Equity 2 Fund–18

LVIP Dimensional U.S. Core Equity 2 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Internet Software & Services (continued)
†CommerceHub Class A	1,242	$27,312
†CommerceHub Class C	100	2,059
†comScore	172	4,902
†CoStar Group	178	52,857
†DHI Group	3,155	5,995
†eBay	15,912	600,519
†Endurance International Group Holdings	7,253	60,925
†Envestnet	932	46,460
†Facebook Class A	14,499	2,558,494
†GoDaddy Class A	2,122	106,694
†GrubHub	3,321	238,448
†GTT Communications	3,367	158,081
†InterActiveCorp	3,174	388,117
†Internap	676	10,620
j2 Global	3,482	261,254
†Limelight Networks	3,333	14,699
†Liquidity Services	1,758	8,526
LogMeIn	2,375	271,937
†Match Group	1,211	37,916
†Meet Group	1,889	5,327
NIC	3,826	63,512
†QuinStreet	4,100	34,358
Reis	689	14,228
†Shutterstock	791	34,037
†Stamps.com	663	124,644
†TechTarget	112	1,559
†Twitter	10,043	241,132
†VeriSign	951	108,832
†Web.com Group	4,370	95,266
†XO Group	950	17,537
†Yelp	1,016	42,631
†Zillow Group	1,031	42,003
†Zillow Group Class C	2,736	111,957

		11,578,288

IT Services–3.17%
Accenture Class A	4,051	620,168
†Acxiom	3,387	93,346
Alliance Data Systems	877	222,302
Amdocs	3,215	210,518
Automatic Data Processing	2,954	346,179
†Black Knight	2,266	100,044
†Blackhawk Network Holdings Class A	2,741	97,717
Booz Allen Hamilton Holding	5,820	221,917
Broadridge Financial Solutions	1,944	176,088
†CACI International Class A	1,559	206,334
†Cardtronics Class A	4,145	76,765
Cass Information Systems	562	32,714
Cognizant Technology Solutions Class A	7,816	555,092
†Conduent	8,881	143,517

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
IT Services (continued)
Convergys	5,654	$132,869
†CoreLogic	6,096	281,696
CSG Systems International	2,863	125,457
CSRA	5,233	156,571
DST Systems	3,752	232,887
DXC Technology	8,109	769,544
†EPAM Systems	1,438	154,484
†Euronet Worldwide	2,534	213,540
†ExlService Holdings	1,736	104,768
Fidelity National Information Services	6,324	595,025
†First Data	7,132	119,176
†Fiserv	1,384	181,484
†FleetCor Technologies	2,663	512,441
†Gartner	1,093	134,603
Genpact	11,702	371,421
Global Payments	3,124	313,150
Hackett Group	2,748	43,171
International Business Machines	8,649	1,326,930
Jack Henry & Associates	1,095	128,071
Leidos Holdings	4,371	282,235
†Luxoft Holding	954	53,138
ManTech International Class A	2,055	103,140
Mastercard Class A	6,694	1,013,204
MAXIMUS	4,397	314,737
†MoneyGram International	2,316	30,525
Paychex	1,970	134,118
†PayPal Holdings	12,967	954,631
†Perficient	2,585	49,296
†PFSweb	867	6,442
Sabre	5,029	103,095
Science Applications International	2,057	157,504
†Square Class A	731	25,344
†Sykes Enterprises	2,744	86,299
†Syntel	2,786	64,050
TeleTech Holdings	3,257	131,094
†Teradata	8,793	338,179
Total System Services	6,264	495,420
Travelport Worldwide	6,166	80,590
†Unisys	1,659	13,521
†Vantiv Class A	2,527	185,861
†Virtusa	1,810	79,785
Visa Class A	15,282	1,742,454
Western Union	6,598	125,428
†WEX	2,248	317,485

		15,887,564

Leisure Products–0.25%
Acushnet Holdings	1,295	27,299
†American Outdoor Brands	3,929	50,448
Brunswick	4,960	273,891
Callaway Golf	5,764	80,292
Hasbro	1,500	136,335

LVIP Dimensional U.S. Core Equity 2 Fund–19

LVIP Dimensional U.S. Core Equity 2 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Leisure Products (continued)
Johnson Outdoors Class A	435	$27,009
†Malibu Boats Class A	1,584	47,092
Marine Products	2,133	27,174
Mattel	4,612	70,933
†MCBC Holdings	1,439	31,975
†Nautilus	3,253	43,428
Polaris Industries	2,948	365,522
Sturm Ruger & Co.	863	48,199
†Vista Outdoor	3,177	46,289

		1,275,886

Life Sciences Tools & Services–0.82%
Agilent Technologies	3,074	205,866
†Bio-Rad Laboratories Class A	638	152,271
Bio-Techne	1,431	185,386
Bruker	6,053	207,739
†Cambrex	2,850	136,800
†Charles River Laboratories International	3,473	380,120
†Enzo Biochem	4,475	36,471
†Illumina	638	139,397
†INC Research Holdings Class A	4,807	209,585
†IQVIA Holdings	2,911	284,987
Luminex	1,878	36,997
†Mettler-Toledo International	504	312,238
†NeoGenomics	2,833	25,100
PerkinElmer	2,771	202,616
†PRA Health Sciences	3,303	300,804
Thermo Fisher Scientific	6,135	1,164,914
†Waters	738	142,574

		4,123,865

Machinery–3.23%
Actuant Class A	3,713	93,939
AGCO	4,610	329,292
Alamo Group	601	67,835
Albany International	1,841	113,129
Allison Transmission Holdings	7,945	342,191
Altra Industrial Motion	1,931	97,322
American Railcar Industries	879	36,602
Astec Industries	1,382	80,847
Barnes Group	3,140	198,668
Briggs & Stratton	2,997	76,034
Caterpillar	7,594	1,196,662
†Chart Industries	1,938	90,815
CIRCOR International	730	35,536
†Colfax	6,044	239,463
Columbus McKinnon	1,631	65,207
†Commercial Vehicle Group	4,182	44,706
Crane	2,738	244,284
Cummins	2,644	467,036
Deere & Co.	4,311	674,715

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Machinery (continued)
Donaldson	5,629	$275,540
Douglas Dynamics	2,086	78,851
Dover	4,722	476,875
EnPro Industries	1,230	115,017
ESCO Technologies	1,266	76,277
Federal Signal	5,085	102,158
Flowserve	3,617	152,384
Fortive	1,508	109,104
Franklin Electric	2,303	105,708
FreightCar America	1,097	18,737
Global Brass & Copper Holdings	2,600	86,060
Gorman-Rupp	1,446	45,130
Graco	5,757	260,332
Greenbrier	1,266	67,478
†Harsco	8,374	156,175
Hillenbrand	5,874	262,568
Hurco	300	12,660
Hyster-Yale Materials Handling	834	71,023
IDEX	1,718	226,724
Illinois Tool Works	2,373	395,935
Ingersoll-Rand	5,344	476,631
ITT	5,656	301,861
John Bean Technologies	1,461	161,879
Kadant	799	80,220
Kennametal	4,558	220,653
†LB Foster Class A	762	20,688
Lincoln Electric Holdings	2,681	245,526
Lindsay	431	38,014
†Lydall	1,558	79,069
†Manitowoc	2,495	98,153
†Meritor	5,751	134,918
†Middleby	1,926	259,914
†Milacron Holdings	4,151	79,450
Miller Industries	637	16,435
Mueller Industries	4,654	164,891
Mueller Water Products Class A	10,139	127,042
†Navistar International	3,715	159,299
NN	1,515	41,814
Nordson	977	143,033
Omega Flex	460	32,849
Oshkosh	4,312	391,918
PACCAR	8,001	568,711
Parker-Hannifin	2,142	427,500
Park-Ohio Holdings	841	38,644
Pentair	3,906	275,842
†Proto Labs	1,289	132,767
†RBC Bearings	1,262	159,517
†Rexnord	6,889	179,252
Snap-on	1,689	294,393
Spartan Motors	2,371	37,343
†SPX	2,348	73,704
†SPX FLOW	2,359	112,170

LVIP Dimensional U.S. Core Equity 2 Fund–20

LVIP Dimensional U.S. Core Equity 2 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Machinery (continued)
Standex International	693	$70,582
Stanley Black & Decker	2,620	444,588
Sun Hydraulics	1,373	88,819
Tennant	1,073	77,953
Terex	4,799	231,408
Timken	4,140	203,481
Titan International	2,511	32,342
Toro	2,244	146,376
†TriMas	2,338	62,541
Trinity Industries	9,556	357,968
Wabash National	4,805	104,269
†WABCO Holdings	849	121,831
Wabtec	2,431	197,956
Watts Water Technologies Class A	1,597	121,292
†Welbilt	5,383	126,554
Woodward	3,381	258,782
Xylem	5,270	359,414

		16,169,275

Marine–0.06%
Costamare	4,884	28,181
†Kirby	2,999	200,333
Matson	3,187	95,100

		323,614

Media–3.64%
AMC Entertainment Holdings	3,569	53,892
†AMC Networks Class A	1,731	93,612
Cable One	299	210,302
CBS Class B	3,265	192,635
†Central European Media Enterprises Class A	4,800	22,320
†Charter Communications Class A	5,309	1,783,612
Cinemark Holdings	8,197	285,420
Comcast Class A	135,862	5,441,273
†Discovery Communications Class A	5,913	132,333
†Discovery Communications Class C	8,901	188,434
†DISH Network Class A	2,000	95,500
Entercom Communications Class A	3,763	40,640
Entravision Communications Class A	4,034	28,843
†EW Scripps Class A	3,871	60,504
Gannett	6,705	77,711
†Global Eagle Entertainment	248	568
†Gray Television	5,821	97,502
†Hemisphere Media Group	308	3,557
†IMAX	3,030	70,145
Interpublic Group	18,208	367,073
John Wiley & Sons Class A	2,920	191,990
†Liberty Broadband Class A	589	50,094
†Liberty Broadband Class C	3,273	278,729
†Liberty Media-Liberty Braves Class A	161	3,550
†Liberty Media-Liberty Braves Class C	328	7,288

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Media (continued)
†Liberty Media-Liberty Formula One Class A	404	$13,219
†Liberty Media-Liberty Formula One Class C	820	28,011
†Liberty Media-Liberty SiriusXM Class A	1,616	64,091
†Liberty Media-Liberty SiriusXM Class C	3,281	130,124
†Lions Gate Entertainment Class A	1,936	65,456
†Lions Gate Entertainment Class B	3,557	112,899
†Live Nation Entertainment	4,799	204,293
†Madison Square Garden Class A	1,022	215,489
Meredith	2,977	196,631
†MSG Networks	2,905	58,826
National CineMedia	3,142	21,554
New Media Investment Group	3,310	55,542
New York Times Class A	8,928	165,168
News Class A	12,070	195,655
News Class B	6,359	105,559
Nexstar Media Group Class A	3,557	278,157
Omnicom Group	2,463	179,380
†Reading International Class A	1,404	23,447
Regal Entertainment Group Class A	3,876	89,187
Saga Communications Class A	635	25,686
Scholastic	2,212	88,723
Scripps Networks Interactive Class A	3,030	258,701
Sinclair Broadcast Group Class A	6,006	227,327
Sirius XM Holdings	11,685	62,632
TEGNA	15,172	213,622
Time	6,096	112,471
Time Warner	13,201	1,207,495
Tribune Media Class A	2,049	87,021
†tronc	3,161	55,602
Twenty-First Century Fox Class A	15,748	543,778
Twenty-First Century Fox Class B	10,647	363,276
†Urban One	4,509	7,891
Viacom Class A	672	23,453
Viacom Class B	15,924	490,618
Walt Disney	22,581	2,427,683
World Wrestling Entertainment Class A	1,212	37,063

		18,213,257

Metals & Mining–1.07%
†AK Steel Holding	14,640	82,862
†Alcoa	5,425	292,245
†Allegheny Technologies	6,139	148,195
Ampco-Pittsburgh	782	9,697
Carpenter Technology	3,350	170,817
†Century Aluminum	5,866	115,208
†Cleveland-Cliffs	13,819	99,635
†Coeur Mining	10,605	79,537
Commercial Metals	8,020	170,986

LVIP Dimensional U.S. Core Equity 2 Fund–21

LVIP Dimensional U.S. Core Equity 2 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Metals & Mining (continued)
Compass Minerals International	2,097	$151,508
Ferroglobe	7,907	128,093
†Freeport-McMoRan	49,134	931,581
Gold Resource	2,205	9,702
Haynes International	793	25,416
Hecla Mining	26,083	103,549
Kaiser Aluminum	589	62,935
Materion	1,779	86,459
Newmont Mining	14,109	529,370
Nucor	8,625	548,377
Reliance Steel & Aluminum	3,940	338,013
Royal Gold	2,859	234,781
†Ryerson Holding	977	10,161
Schnitzer Steel Industries Class A	1,849	61,941
Southern Copper	1,057	50,155
Steel Dynamics	8,761	377,862
†SunCoke Energy	6,128	73,475
†TimkenSteel	2,590	39,342
United States Steel	7,509	264,242
Worthington Industries	3,934	173,332

		5,369,476

Multiline Retail–0.79%
Big Lots	4,696	263,680
Dillard’s Class A	1,631	97,942
Dollar General	6,890	640,839
†Dollar Tree	6,541	701,915
Fred’s Class A	1,654	6,699
†JC Penney	20,415	64,511
Kohl’s	9,455	512,745
Macy’s	13,033	328,301
Nordstrom	3,083	146,073
†Ollie’s Bargain Outlet Holdings	2,845	151,496
Target	15,928	1,039,302
†Tuesday Morning	170	467

		3,953,970

Multi-Utilities–0.46%
Ameren	2,381	140,455
Avista	2,686	138,302
Black Hills	1,611	96,837
CenterPoint Energy	4,094	116,106
CMS Energy	3,042	143,887
Consolidated Edison	1,868	158,687
Dominion Energy	3,561	288,655
DTE Energy	1,911	209,178
MDU Resources Group	5,199	139,749
NiSource	4,110	105,504
NorthWestern	1,998	119,281
Public Service Enterprise Group	2,964	152,646
SCANA	1,325	52,709
Sempra Energy	1,205	128,839

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Multi-Utilities (continued)
Unitil	413	$18,841
Vectren	2,100	136,542
WEC Energy Group	2,427	161,226

		2,307,444

Oil, Gas & Consumable Fuels–5.25%
†Abraxas Petroleum	10,604	26,086
Anadarko Petroleum	6,053	324,683
Andeavor	8,115	927,869
†Antero Resources	10,178	193,382
Apache	5,482	231,450
Arch Coal Class A	1,849	172,253
†Ardmore Shipping	2,791	22,328
†Bill Barrett	3,872	19,863
Cabot Oil & Gas	6,138	175,547
†Callon Petroleum	14,178	172,263
†Carrizo Oil & Gas	7,644	162,664
†Centennial Resource Development Class A	11,328	224,294
†Cheniere Energy	2,688	144,722
Cheniere Energy Partners Holdings	1,154	31,954
Chevron	30,706	3,844,084
Cimarex Energy	2,154	262,810
†Clean Energy Fuels	6,062	12,306
†Cloud Peak Energy	4,877	21,703
†CNX Resources	11,295	165,246
†Concho Resources	3,513	527,723
ConocoPhillips	13,574	745,077
†CONSOL Energy	1,411	55,749
†Contango Oil & Gas	934	4,399
†Continental Resources	4,192	222,050
CVR Energy	1,979	73,698
Delek US Holdings	6,818	238,221
†Denbury Resources	22,775	50,333
Devon Energy	13,736	568,670
DHT Holdings	4,056	14,561
†Diamondback Energy	1,537	194,046
†Dorian LPG	3,029	24,898
†Eclipse Resources	13,341	32,018
†Energen	3,113	179,215
EnLink Midstream	6,510	114,576
EOG Resources	4,584	494,659
†EP Energy Class A	5,898	13,919
EQT	3,997	227,509
Evolution Petroleum	2,220	15,207
Exxon Mobil	60,608	5,069,253
GasLog	4,669	103,885
Green Plains	2,499	42,108
†Gulfport Energy	11,612	148,169
†Halcon Resources	7,790	58,970
Hallador Energy	143	871
Hess	6,711	318,571

LVIP Dimensional U.S. Core Equity 2 Fund–22

LVIP Dimensional U.S. Core Equity 2 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Oil, Gas & Consumable Fuels (continued)
HollyFrontier	8,674	$444,282
†International Seaways	1,458	26,915
Kinder Morgan	27,566	498,118
†Kosmos Energy	17,649	120,896
†Laredo Petroleum	8,666	91,946
Marathon Oil	17,781	301,032
Marathon Petroleum	11,253	742,473
†Matador Resources	6,160	191,761
Murphy Oil	9,158	284,356
†Newfield Exploration	12,259	386,526
Noble Energy	11,784	343,386
†Oasis Petroleum	16,695	140,405
Occidental Petroleum	9,583	705,884
ONEOK	5,265	281,414
†Overseas Shipholding Group Class A	5,002	13,705
†Pacific Ethanol	1,059	4,818
Panhandle Oil & Gas Class A	655	13,460
†Par Pacific Holdings	2,297	44,286
†Parsley Energy Class A	5,589	164,540
PBF Energy Class A	6,711	237,905
†PDC Energy	4,285	220,849
†Peabody Energy	4,034	158,819
†Penn Virginia	654	25,578
Phillips 66	5,073	513,134
Pioneer Natural Resources	1,757	303,697
†QEP Resources	15,239	145,837
Range Resources	4,892	83,458
†Renewable Energy Group	2,053	24,225
†REX American Resources	540	44,707
†Ring Energy	2,793	38,823
†RSP Permian	6,118	248,880
†SandRidge Energy	740	15,592
Scorpio Tankers	16,598	50,624
SemGroup Class A	5,461	164,922
Ship Finance International	3,968	61,504
SM Energy	7,871	173,792
†SRC Energy	12,672	108,092
†Stone Energy	909	29,233
Targa Resources	4,366	211,402
Teekay	3,211	29,926
Teekay Tankers Class A	3,937	5,512
†Ultra Petroleum	2,991	27,098
Valero Energy	9,585	880,957
†W&T Offshore	3,596	11,903
†Whiting Petroleum	6,799	180,038
Williams	15,115	460,856
World Fuel Services	4,289	120,692
†WPX Energy	19,382	272,705

		26,324,825

Paper & Forest Products–0.24%
Boise Cascade	2,520	100,548

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Paper & Forest Products (continued)
†Clearwater Paper	1,000	$45,400
Deltic Timber	400	36,620
Domtar	4,124	204,220
KapStone Paper & Packaging	7,328	166,272
†Louisiana-Pacific	9,795	257,217
Mercer International	3,828	54,740
Neenah	1,497	135,703
PH Glatfelter	2,899	62,155
†Resolute Forest Products	4,585	50,664
Schweitzer-Mauduit International	2,110	95,710
†Verso Class A	842	14,794

		1,224,043

Personal Products–0.33%
†Avon Products	19,264	41,418
Coty Class A	20,758	412,877
†Edgewell Personal Care	3,189	189,395
Estee Lauder Class A	1,109	141,109
†Herbalife	2,829	191,580
Inter Parfums	2,061	89,550
Medifast	1,136	79,304
Natural Health Trends	462	7,018
Nature’s Sunshine Products	909	10,499
Nu Skin Enterprises Class A	4,084	278,651
†Revlon Class A	2,272	49,530
†USANA Health Sciences	2,058	152,395

		1,643,326

Pharmaceuticals–2.88%
†Akorn	6,787	218,745
Allergan	4,136	676,567
†Amphastar Pharmaceuticals	2,961	56,970
†ANI Pharmaceuticals	691	44,535
†Assembly Biosciences	291	13,168
Bristol-Myers Squibb	12,306	754,112
†Catalent	8,696	357,232
†Corcept Therapeutics	5,259	94,978
†Depomed	2,277	18,330
Eli Lilly & Co.	5,872	495,949
†Endo International	10,306	79,871
†Horizon Pharma	9,194	134,232
†Impax Laboratories	2,344	39,028
†Innoviva	2,905	41,222
†Intra-Cellular Therapies	1,691	24,486
†Jazz Pharmaceuticals	1,942	261,490
Johnson & Johnson	28,064	3,921,102
†Lannett	1,820	42,224
†Lipocine	800	2,752
†Mallinckrodt	2,990	67,454
Merck & Co.	28,617	1,610,279
†Mylan	11,055	467,737
†Nektar Therapeutics	856	51,120

LVIP Dimensional U.S. Core Equity 2 Fund–23

LVIP Dimensional U.S. Core Equity 2 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Pharmaceuticals (continued)
Perrigo	2,574	$224,350
Pfizer	110,010	3,984,562
Phibro Animal Health Class A	1,490	49,915
†Prestige Brands Holdings	2,837	125,991
†Sucampo Pharmaceuticals Class A	2,493	44,749
†Supernus Pharmaceuticals	2,704	107,754
†Taro Pharmaceutical Industries	1,902	199,158
†Tetraphase Pharmaceuticals	1,930	12,159
Zoetis	2,916	210,069

		14,432,290

Professional Services–0.63%
Barrett Business Services	764	49,270
†CBIZ	3,969	61,321
CRA International	465	20,902
Dun & Bradstreet	1,190	140,908
Equifax	1,374	162,022
Exponent	1,516	107,788
Forrester Research	1,302	57,548
†Franklin Covey	769	15,957
†FTI Consulting	2,547	109,419
†GP Strategies	1,061	24,615
Heidrick & Struggles International	1,349	33,118
†Huron Consulting Group	1,078	43,605
†ICF International	1,623	85,207
Insperity	2,258	129,496
Kelly Services Class A	2,630	71,720
Kforce	2,861	72,240
Korn/Ferry International	3,509	145,202
ManpowerGroup	2,283	287,909
†Mistras Group	1,671	39,218
†Navigant Consulting	2,640	51,242
Nielsen Holdings	10,464	380,890
†On Assignment	3,282	210,934
Resources Connection	1,629	25,168
Robert Half International	3,268	181,505
RPX	4,320	58,061
†TransUnion	2,826	155,317
†TriNet Group	3,099	137,410
†TrueBlue	2,288	62,920
†Verisk Analytics Class A	2,206	211,776
†Volt Information Sciences	1,104	4,195
†Willdan Group	346	8,283

		3,145,166

Real Estate Management & Development–0.43%
†Altisource Portfolio Solutions	1,304	36,512
†CBRE Group Class A	11,392	493,388
Consolidated-Tomoka Land	242	15,367
†Forestar Group	265	5,830
†FRP Holdings	425	18,806
HFF Class A	3,442	167,419

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Real Estate Management & Development (continued)
†Howard Hughes	1,966	$258,077
Jones Lang LaSalle	2,550	379,771
Kennedy-Wilson Holdings	8,991	155,994
†Marcus & Millichap	3,035	98,971
†Maui Land & Pineapple	1,848	31,970
RE/MAX Holdings	1,219	59,121
Realogy Holdings	9,116	241,574
RMR Group Class A	1,499	88,891
†St. Joe	3,631	65,540
†Tejon Ranch	1,268	26,324

		2,143,555

Road & Rail–1.35%
AMERCO	572	216,164
ArcBest	1,859	66,459
†Avis Budget Group	5,061	222,077
Celadon Group	1,233	7,891
†Covenant Transportation Group Class A	1,476	42,405
CSX	15,537	854,690
†Genesee & Wyoming	2,875	226,349
Heartland Express	6,842	159,692
†Hertz Global Holdings	4,919	108,710
JB Hunt Transport Services	1,708	196,386
Kansas City Southern	2,675	281,463
Knight-Swift Transportation Holdings	9,480	414,466
Landstar System	1,852	192,793
Marten Transport	3,786	76,856
Norfolk Southern	6,331	917,362
Old Dominion Freight Line	3,641	478,974
†PAM Transportation Services	682	23,720
†Roadrunner Transportation Systems	1,695	13,068
Ryder System	4,401	370,432
†Saia	1,797	127,138
Union Pacific	11,189	1,500,445
Universal Logistics Holdings	1,605	38,119
†USA Truck	643	11,658
Werner Enterprises	4,899	189,346
†YRC Worldwide	1,800	25,884

		6,762,547

Semiconductors & Semiconductor Equipment–4.14%
†Advanced Energy Industries	2,277	153,652
†Advanced Micro Devices	9,536	98,030
†Alpha & Omega Semiconductor	978	16,000
†Ambarella	498	29,257
†Amkor Technology	18,058	181,483
Analog Devices	3,687	328,254
Applied Materials	13,871	709,086
†Axcelis Technologies	1,771	50,828
†AXT	1,172	10,196
Broadcom	3,692	948,475

LVIP Dimensional U.S. Core Equity 2 Fund–24

LVIP Dimensional U.S. Core Equity 2 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Semiconductors & Semiconductor Equipment (continued)
Brooks Automation	3,851	$91,846
Cabot Microelectronics	1,233	116,001
†Cavium	1,040	87,183
†CEVA	553	25,521
†Cirrus Logic	4,130	214,182
Cohu	1,543	33,869
†Cree	6,029	223,917
Cypress Semiconductor	16,813	256,230
†Diodes	3,180	91,171
†DSP Group	1,135	14,187
Entegris	8,055	245,275
†First Solar	5,492	370,820
†FormFactor	5,162	80,785
†Inphi	1,028	37,625
†Integrated Device Technology	5,470	162,623
Intel	103,255	4,766,251
†IXYS	2,247	53,816
KLA-Tencor	2,498	262,465
†Kulicke & Soffa Industries	4,748	115,543
Lam Research	3,645	670,935
†Lattice Semiconductor	3,916	22,634
†MACOM Technology Solutions Holdings	1,455	47,346
Marvell Technology Group	11,419	245,166
Maxim Integrated Products	6,113	319,588
†MaxLinear Class A	1,324	34,980
Microchip Technology	1,920	168,730
†Micron Technology	33,849	1,391,871
†Microsemi	7,356	379,937
MKS Instruments	2,984	281,988
Monolithic Power Systems	626	70,337
†Nanometrics	1,404	34,988
†NeoPhotonics	1,612	10,607
NVE	375	32,250
NVIDIA	8,978	1,737,243
†ON Semiconductor	22,039	461,497
†PDF Solutions	980	15,386
†Photronics	4,937	42,088
Power Integrations	1,302	95,762
†Qorvo	2,418	161,039
QUALCOMM	27,793	1,779,308
†Rambus	5,518	78,466
†Rudolph Technologies	2,362	56,452
†Semtech	3,247	111,047
†Sigma Designs	1,840	12,788
†Silicon Laboratories	1,141	100,750
Skyworks Solutions	6,924	657,434
†SolarEdge Technologies	1,065	39,991
†SunPower	4,083	34,420
†Synaptics	1,994	79,640
Teradyne	7,451	311,973
Texas Instruments	9,088	949,151

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Semiconductors & Semiconductor Equipment (continued)
†Ultra Clean Holdings	1,666	$38,468
†Veeco Instruments	3,227	47,921
Versum Materials	2,470	93,489
†Xcerra	3,827	37,466
Xilinx	3,359	226,464
Xperi	2,825	68,930

		20,723,101

Software–2.91%
†ACI Worldwide	7,858	178,141
Activision Blizzard	6,308	399,423
†Adobe Systems	2,544	445,811
American Software Class A	1,038	12,072
†ANSYS	1,484	219,024
†Aspen Technology	2,177	144,117
†Autodesk	1,227	128,626
†Barracuda Networks	3,077	84,617
Blackbaud	1,389	131,247
CA	13,300	442,624
†Cadence Design Systems	3,771	157,703
CDK Global	2,286	162,946
†Citrix Systems	3,902	343,376
†Dell Technologies Class V	4,518	367,223
Ebix	1,122	88,919
†Electronic Arts	1,842	193,520
†Ellie Mae	441	39,425
Fair Isaac	869	133,131
†FireEye	1,388	19,710
†Fortinet	1,135	49,588
†Globant	900	41,814
†Glu Mobile	4,125	15,015
†Guidewire Software	1,320	98,023
Intuit	1,582	249,608
†Manhattan Associates	2,060	102,052
Microsoft	62,822	5,373,794
†MicroStrategy	568	74,578
Monotype Imaging Holdings	2,693	64,901
†Nuance Communications	14,994	245,152
Oracle	37,874	1,790,683
†Paycom Software	2,017	162,026
†Paylocity Holding	1,079	50,886
Pegasystems	836	39,417
Progress Software	3,296	140,311
†Proofpoint	248	22,025
†PTC	1,498	91,033
QAD Class A	624	24,242
†Qualys	1,772	105,168
†RealPage	1,817	80,493
†Red Hat	1,808	217,141
†Rubicon Project	543	1,015
†salesforce.com	1,598	163,364
†ServiceNow	584	76,148

LVIP Dimensional U.S. Core Equity 2 Fund–25

LVIP Dimensional U.S. Core Equity 2 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Software (continued)
†Silver Spring Networks	2,022	$32,837
†Splunk	369	30,568
SS&C Technologies Holdings	4,747	192,159
Symantec	6,975	195,719
†Synchronoss Technologies	2,306	20,616
†Synopsys	1,770	150,875
†Tableau Software Class A	608	42,074
†Take-Two Interactive Software	2,433	267,095
†Telenav	2,040	11,220
TiVo	6,495	101,322
†Tyler Technologies	464	82,151
†Ultimate Software Group	160	34,917
†VASCO Data Security International	2,011	27,953
†Verint Systems	2,558	107,052
†VMware Class A	307	38,473
†Workday Class A	554	56,364
†Zedge Class B	591	1,625
†Zix	3,660	16,031
†Zynga Class A	44,336	177,344

		14,556,527

Specialty Retail–2.51%
Aaron’s	4,919	196,022
Abercrombie & Fitch	5,410	94,296
Advance Auto Parts	2,658	264,976
American Eagle Outfitters	13,926	261,809
†America’s Car-Mart	623	27,817
†Asbury Automotive Group	2,353	150,592
†Ascena Retail Group	6,778	15,928
†At Home Group	2,412	73,301
†AutoNation	7,273	373,323
†AutoZone	117	83,230
Barnes & Noble	3,386	22,686
†Barnes & Noble Education	2,352	19,380
Bed Bath & Beyond	11,792	259,306
Best Buy	15,596	1,067,858
Big 5 Sporting Goods	952	7,235
†Boot Barn Holdings	1,086	18,038
Buckle	1,237	29,379
†Build-A-Bear Workshop	1,134	10,433
†Burlington Stores	1,087	133,734
Caleres	2,926	97,962
†CarMax	7,883	505,537
Cato Class A	1,385	22,049
Chico’s FAS	9,593	84,610
Children’s Place	1,567	227,763
Citi Trends	672	17,781
†Conn’s	1,428	50,765
†Destination XL Group	2,180	4,796
Dick’s Sporting Goods	4,988	143,355
DSW Class A	4,665	99,878
†Express	5,117	51,938

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Specialty Retail (continued)
Finish Line Class A	1,965	$28,551
†Five Below	3,945	261,632
Foot Locker	5,190	243,307
†Francesca’s Holdings	3,674	26,857
GameStop Class A	6,910	124,035
Gap	19,318	657,971
†Genesco	1,278	41,535
Group 1 Automotive	1,282	90,984
Guess	6,106	103,069
Haverty Furniture	1,170	26,501
†Hibbett Sports	1,445	29,478
Home Depot	8,819	1,671,465
†Kirkland’s	1,522	18,211
L Brands	2,518	151,634
Lithia Motors Class A	1,814	206,052
Lowe’s	5,455	506,988
†MarineMax	1,717	32,451
†Michaels	3,812	92,212
Monro	2,026	115,381
†Murphy USA	3,761	302,234
Office Depot	32,804	116,126
†O’Reilly Automotive	662	159,237
†Party City Holdco	3,179	44,347
Penske Automotive Group	5,799	277,482
Pier 1 Imports	5,916	24,492
Rent-A-Center	3,348	37,163
†RH	1,494	128,798
Ross Stores	2,793	224,138
†Sally Beauty Holdings	4,953	92,918
Shoe Carnival	1,009	26,991
Signet Jewelers	4,587	259,395
†Sleep Number	2,804	105,402
Sonic Automotive Class A	1,673	30,867
†Sportsman’s Warehouse Holdings	1,747	11,548
Stage Stores	1,354	2,275
Stein Mart	2,840	3,294
Tailored Brands	2,015	43,987
Tiffany & Co.	3,739	388,669
Tile Shop Holdings	2,800	26,880
TJX	4,109	314,174
Tractor Supply	2,224	166,244
†Ulta Beauty	944	211,135
†Urban Outfitters	7,015	245,946
†Vitamin Shoppe	1,290	5,676
Williams-Sonoma	7,058	364,899
Winmark	403	52,148
†Zumiez	2,034	42,358

		12,552,914

Technology Hardware, Storage & Peripherals–2.40%
Apple	55,416	9,378,050
†Avid Technology	1,312	7,072

LVIP Dimensional U.S. Core Equity 2 Fund–26

LVIP Dimensional U.S. Core Equity 2 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Technology Hardware, Storage & Peripherals (continued)
†Cray	2,967	$71,801
Diebold Nixdorf	3,240	52,974
†Eastman Kodak	1,542	4,780
†Electronics For Imaging	2,085	61,570
Hewlett Packard Enterprise	27,833	399,682
HP	10,037	210,877
†NCR	5,626	191,228
NetApp	8,593	475,365
Seagate Technology	4,182	174,975
†Stratasys	3,145	62,774
†Super Micro Computer	3,019	63,173
Western Digital	7,354	584,864
Xerox	10,184	296,864

		12,036,049

Textiles, Apparel & Luxury Goods–0.95%
Carter’s	2,531	297,367
Columbia Sportswear	3,442	247,411
†Crocs	4,976	62,897
Culp	857	28,709
†Deckers Outdoor	1,764	141,561
†Fossil Group	2,664	20,699
†G-III Apparel Group	3,021	111,445
Hanesbrands	6,342	132,611
†Iconix Brand Group	4,220	5,444
†Lululemon Athletica	1,886	148,221
†Michael Kors Holdings	8,506	535,453
Movado Group	888	28,594
NIKE Class B	9,868	617,243
Oxford Industries	1,193	89,702
†Perry Ellis International	696	17,428
PVH	2,076	284,848
Ralph Lauren	1,302	135,004
†Sequential Brands Group	1,209	2,152
†Skechers U.S.A. Class A	8,639	326,900
†Steven Madden	3,897	181,990
Superior Uniform Group	478	12,767
Tapestry	14,731	651,552
†Under Armour Class A	5,454	78,701
†Under Armour Class C	6,534	87,033
†Unifi	789	28,301
†Vera Bradley	1,584	19,293
VF	3,835	283,790
Wolverine World Wide	5,482	174,766

		4,751,882

Thrift & Mortgage Finance–0.60%
Bank Mutual	3,078	32,781
BankFinancial	1,093	16,767
Bear State Financial	1,361	13,923
Beneficial Bancorp	4,972	81,789
†BofI Holding	2,791	83,451

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Thrift & Mortgage Finance (continued)
†BSB Bancorp	343	$10,033
Capitol Federal Financial	10,191	136,661
Charter Financial	652	11,436
Clifton Bancorp	1,283	21,939
Dime Community Bancshares	2,608	54,638
†Essent Group	5,333	231,559
Federal Agricultural Mortgage Class C	554	43,345
First Defiance Financial	850	44,175
†Flagstar Bancorp	3,909	146,275
Hingham Institution for Savings	65	13,455
Home Bancorp	264	11,410
†HomeStreet	1,845	53,413
Kearny Financial	5,674	81,989
†LendingTree	618	210,398
Meridian Bancorp	3,189	65,693
Meta Financial Group	629	58,277
†MGIC Investment	3,265	46,069
†Nationstar Mortgage Holdings	3,332	61,642
New York Community Bancorp	15,231	198,308
†NMI Holdings Class A	3,651	62,067
Northfield Bancorp	3,246	55,442
Northwest Bancshares	6,875	115,019
OceanFirst Financial	2,797	73,421
†Ocwen Financial	7,897	24,718
Oritani Financial	3,138	51,463
†PennyMac Financial Services Class A	2,894	64,681
†PHH	3,946	40,644
Provident Financial Services	4,489	121,068
Radian Group	2,073	42,725
Southern Missouri Bancorp	264	9,924
Territorial Bancorp	299	9,230
TFS Financial	6,896	103,026
TrustCo Bank	5,644	51,925
United Community Financial	2,433	22,213
United Financial Bancorp	2,907	51,279
†Walker & Dunlop	2,474	117,515
Washington Federal	4,358	149,261
Waterstone Financial	1,989	33,912
Western New England Bancorp	1,120	12,208
WSFS Financial	1,609	76,991

		3,018,158

Tobacco–0.41%
†Alliance One International	554	7,341
Altria Group	13,202	942,755
Philip Morris International	8,403	887,777
Turning Point Brands	1,303	27,532
Universal	1,607	84,367
Vector Group	5,157	115,414

		2,065,186

LVIP Dimensional U.S. Core Equity 2 Fund–27

LVIP Dimensional U.S. Core Equity 2 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Trading Companies & Distributors–0.88%
Air Lease	6,688	$321,626
Applied Industrial Technologies	2,440	166,164
†Beacon Roofing Supply	3,948	251,724
†BMC Stock Holdings	3,962	100,239
†CAI International	1,223	34,635
†DXP Enterprises	1,012	29,925
Fastenal	3,457	189,063
GATX	1,878	116,736
†GMS	2,668	100,424
H&E Equipment Services	3,129	127,194
†HD Supply Holdings	3,179	127,255
†Herc Holdings	2,623	164,226
Kaman	1,597	93,967
†MRC Global	6,603	111,723
MSC Industrial Direct	3,057	295,490
†Nexeo Solutions	1,597	14,533
†NOW	6,473	71,397
†Rush Enterprises Class A	2,013	102,281
†Rush Enterprises Class B	547	26,371
†SiteOne Landscape Supply	1,690	129,623
†Textainer Group Holdings	1,155	24,833
†Titan Machinery	1,145	24,240
Triton International	4,494	168,300
†United Rentals	3,391	582,947
†Univar	6,044	187,122
†Veritiv	960	27,744
Watsco	2,153	366,096
†WESCO International	3,297	224,691
†Willis Lease Finance	616	15,382
WW Grainger	895	211,444

		4,407,395

Transportation Infrastructure–0.03%
Macquarie Infrastructure	2,412	154,850

		154,850

Water Utilities–0.14%
American States Water	1,932	111,882
American Water Works	1,905	174,288
Aqua America	3,261	127,929

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Water Utilities (continued)
Artesian Resources Class A	575	$22,172
California Water Service Group	2,214	100,405
Connecticut Water Service	779	44,722
Consolidated Water	860	10,836
Middlesex Water	1,102	43,981
SJW Group	1,042	66,511
York Water	500	16,950

		719,676

Wireless Telecommunication Services–0.21%
†Boingo Wireless	3,554	79,965
Shenandoah Telecommunications	4,690	158,522
Spok Holdings	803	12,567
†Sprint	22,111	130,234
Telephone & Data Systems	5,617	156,153
†T-Mobile U.S	7,475	474,737
†United States Cellular	894	33,641

		1,045,819

Total Common Stock (Cost $408,904,120)		499,017,646

RIGHTS–0.00%
†=pDyax CVR	1,518	5,116
†=pMedia General CVR	5,975	597
†=pNewsstar Financial CVR	2,435	1,315

Total Rights (Cost $1,685)		7,028

MONEY MARKET FUND–0.21%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 1.15%)	1,047,340	1,047,340

Total Money Market Fund (Cost $1,047,340)		1,047,340

TOTAL VALUE OF SECURITIES–99.80% (Cost $409,953,145)	500,072,014
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.20%	990,528

NET ASSETS APPLICABLE TO 39,652,787 SHARES OUTSTANDING–100.00%	$ 501,062,542

NET ASSET VALUE PER SHARE–LVIP DIMENSIONAL U.S. CORE EQUITY 2 FUND STANDARD CLASS ($461,855,623 / 36,549,588 Shares)	$12.636

NET ASSET VALUE PER SHARE–LVIP DIMENSIONAL U.S. CORE EQUITY 2 FUND SERVICE CLASS ($39,206,919 / 3,103,199 Shares)	$12.634

LVIP Dimensional U.S. Core Equity 2 Fund–28

LVIP Dimensional U.S. Core Equity 2 Fund

Statement of Net Assets (continued)

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2017:
Shares of beneficial interest (unlimited authorization–no par)	$432,773,074
Undistributed net investment income	30,367
Accumulated net realized loss on investments	(21,859,768)
Net unrealized appreciation of investments	90,118,869

TOTAL NET ASSETS	$501,062,542

†	Non-income producing.

«	Includes $114,951 payable for fund shares redeemed, $34,251 other accrued expenses payable and $202,101 due to manager and affiliates as of December 31, 2017.

=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to Financial Statements.”

p

Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At December 31, 2017, the aggregate value of restricted securities was $7,028, which represented 0.00% of the Fund’s net assets. The Fund has various registration rights (exercisable under a variety of circumstances) with respect to these securities.

Investment	Date of Acquisition	Cost	Value
Dyax CVR	1/22/16	$1,685	$5,116
Media General CVR	1/18/17	—	597
Newsstar Financial CVR	12/26/17	—	1,315

Total		$1,685	$7,028

Summary of Abbreviations:

CVR–Contingent Value Rights

IT–Information Technology

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional U.S. Core Equity 2 Fund–29

LVIP Dimensional U.S. Core Equity 2 Fund

Statement of Operations

Year Ended December 31, 2017

INVESTMENT INCOME:
Dividends	$7,429,133
Foreign tax withheld	(1,649)

7,427,484

EXPENSES:
Management fees	3,094,548
Accounting and administration expenses	104,038
Shareholder servicing fees	87,873
Distribution fees-Service Class	68,008
Professional fees	41,165
Reports and statements to shareholders	18,597
Custodian fees	11,567
Trustees’ fees and expenses	11,469
Pricing fees	6,891
Consulting fees	3,255
Other	3,154

3,450,565

Less:
Management fees waived	(1,246,415)
Expenses paid indirectly	(273)

Total operating expenses	2,203,877

NET INVESTMENT INCOME	5,223,607

NET REALIZED AND UNREALIZED GAIN:
Net realized gain from:
Investments	3,011,922
Foreign currencies	76

Net realized gain	3,011,998

Net change in unrealized appreciation (depreciation) of investments	65,404,962

NET REALIZED AND UNREALIZED GAIN	68,416,960

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$73,640,567

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional U.S. Core Equity 2 Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/17	12/31/16
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$5,223,607	$4,221,940
Net realized gain (loss)	3,011,998	(24,732,953)
Net change in unrealized appreciation (depreciation)	65,404,962	51,648,186

Net increase in net assets resulting from operations	73,640,567	31,137,173

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(5,027,821)	(3,981,544)
Service Class	(331,061)	(139,257)

	(5,358,882)	(4,120,801)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	83,275,675	61,052,874
Service Class	30,846,618	14,538,143
Reinvestment of dividends and distributions:
Standard Class	5,027,821	3,981,544
Service Class	331,061	139,257

	119,481,175	79,711,818

Cost of shares redeemed:
Standard Class	(22,778,643)	(178,624,085)
Service Class	(12,066,229)	(4,004,004)

	(34,844,872)	(182,628,089)

Increase (Decrease) in net assets derived from capital share transactions	84,636,303	(102,916,271)

NET INCREASE (DECREASE) IN NET ASSETS	152,917,988	(75,899,899)
NET ASSETS:
Beginning of year	348,144,554	424,044,453

End of year	$501,062,542	$348,144,554

Undistributed net investment income	$30,367	$165,566

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional U.S. Core Equity 2 Fund–30

LVIP Dimensional U.S. Core Equity 2 Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Dimensional U.S. Core Equity 2 Fund Standard Class
			5/1/15[1]
	Year Ended		to
	12/31/17	12/31/16	12/31/15

Net asset value, beginning of period	$10.801	$9.362	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.143	0.135	0.092
Net realized and unrealized gain (loss)	1.831	1.435	(0.611)

Total from investment operations	1.974	1.570	(0.519)

Less dividends and distributions from:
Net investment income	(0.139)	(0.131)	(0.088)
Net realized gain	—	—	(0.031)
Return of capital	—	—	— [3]

Total dividends and distributions	(0.139)	(0.131)	(0.119)

Net asset value, end of period	$12.636	$10.801	$9.362

Total return[4]	18.31%	16.75%	(5.21% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$461,856	$332,641	$420,357
Ratio of expenses to average net assets	0.50%	0.49%	0.47%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.79%	0.78%	0.76%
Ratio of net investment income to average net assets	1.23%	1.39%	1.41%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.94%	1.10%	1.12%
Portfolio turnover	6%	28%	103%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Return of capital distributions of $52,974 were made by the Fund’s Standard Class, which calculated to be de minimis amount of $0.000 per share.

[4]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional U.S. Core Equity 2 Fund–31

LVIP Dimensional U.S. Core Equity 2 Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Dimensional U.S. Core Equity 2 Fund Service Class
			5/1/15[1]
	Year Ended		to
	12/31/17	12/31/16	12/31/15

Net asset value, beginning of period	$10.803	$9.364	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.114	0.114	0.075
Net realized and unrealized gain (loss)	1.828	1.430	(0.609)

Total from investment operations	1.942	1.544	(0.534)

Less dividends and distributions from:
Net investment income	(0.111)	(0.105)	(0.071)
Net realized gain	—	—	(0.031)
Return of capital	—	—	— [3]

Total dividends and distributions	(0.111)	(0.105)	(0.102)

Net asset value, end of period	$12.634	$10.803	$9.364

Total return[4]	18.00%	16.47%	(5.36% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$39,207	$15,504	$3,687
Ratio of expenses to average net assets	0.75%	0.74%	0.72%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.04%	1.03%	1.01%
Ratio of net investment income to average net assets	0.98%	1.14%	1.16%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.69%	0.85%	0.87%
Portfolio turnover	6%	28%	103%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Return of capital distributions of $46 were made by the Fund’s Service Class, which calculated to be de minimis amount of $0.000 per share.

[4]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional U.S. Core Equity 2 Fund–32

LVIP Dimensional U.S. Core Equity 2 Fund

Notes to Financial Statements

December 31, 2017

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 92 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Dimensional U.S. Core Equity 2 Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek long-term capital appreciation.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sale price on the valuation date. Open-end investment companies are valued at their published net asset value (“NAV”). Investments in government money market funds have a stable NAV. Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”). Restricted securities are valued at fair value using methods approved by the Board.

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended December 31, 2017 and for all open tax years (years ended December 31, 2015 - December 31, 2016), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2017, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate that portion of realized gains and losses on foreign equity securities resulting from changes in the foreign exchange rates from that which is due to changes in market prices. These changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

LVIP Dimensional U.S. Core Equity 2 Fund–33

LVIP Dimensional U.S. Core Equity 2 Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates. Withholding taxes on foreign dividends are recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned. Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this arrangement is included in “Custodian fees” on the Statement of Operations with the corresponding expense offset shown as “Expenses paid indirectly.”

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.72% of the average daily net assets of the Fund. The fee is calculated daily and paid monthly. LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.29% of the Fund’s average daily net assets. The agreement will continue through at least April 30, 2018, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

Dimensional Fund Advisors LP (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2017, costs for these administrative and legal services were as follows:

Administrative	$23,739
Legal	4,077

Lincoln Life also provides certain contract holder and additional corporate services to the Fund. Effective May 1, 2017, the Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund’s average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $3,435 for the year ended December 31, 2017.

The Fund currently offers two classes of shares: the Standard Class and the Service Class shares. The two classes are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.

At December 31, 2017, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$181,711
Distribution fees payable to LFD	8,135
Shareholder servicing fees payable to Lincoln Life	12,255

LVIP Dimensional U.S. Core Equity 2 Fund–34

LVIP Dimensional U.S. Core Equity 2 Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

3. Investments

For the year ended December 31, 2017, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$111,838,886
Sales	27,515,400

At December 31, 2017, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Fund were as follows:

Cost of investments	$412,300,781

Aggregate unrealized appreciation of investments	$111,933,109
Aggregate unrealized depreciation of investments	(24,161,876)

Net unrealized appreciation of investments	$87,771,233

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

LVIP Dimensional U.S. Core Equity 2 Fund–35

LVIP Dimensional U.S. Core Equity 2 Fund

Notes to Financial Statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2017:

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Aerospace & Defense	$11,353,101	$—	$—	$11,353,101
Air Freight & Logistics	3,681,058	—	—	3,681,058
Airlines	4,751,431	—	—	4,751,431
Auto Components	4,684,526	—	—	4,684,526
Automobiles	3,814,010	—	—	3,814,010
Banks	45,337,483	—	—	45,337,483
Beverages	4,877,466	—	—	4,877,466
Biotechnology	8,706,618	—	—	8,706,618
Building Products	4,374,103	—	—	4,374,103
Capital Markets	17,331,509	—	—	17,331,509
Chemicals	12,962,503	—	—	12,962,503
Commercial Services & Supplies	5,580,847	—	—	5,580,847
Communications Equipment	7,703,826	—	—	7,703,826
Construction & Engineering	3,178,795	—	—	3,178,795
Construction Materials	1,312,718	—	—	1,312,718
Consumer Finance	6,929,984	—	—	6,929,984
Containers & Packaging	4,444,068	—	—	4,444,068
Distributors	1,114,518	—	—	1,114,518
Diversified Consumer Services	2,330,323	—	—	2,330,323
Diversified Financial Services	2,619,024	—	—	2,619,024
Diversified Telecommunication Services	10,136,125	—	—	10,136,125
Electric Utilities	3,666,203	—	—	3,666,203
Electrical Equipment	3,867,695	—	—	3,867,695
Electronic Equipment, Instruments & Components	9,293,910	—	—	9,293,910
Energy Equipment & Services	4,952,023	—	—	4,952,023
Equity Real Estate Investment Trusts	88,796	—	—	88,796
Food & Staples Retailing	10,211,499	—	—	10,211,499
Food Products	8,681,178	—	—	8,681,178
Gas Utilities	1,126,500	—	—	1,126,500
Health Care Equipment & Supplies	9,649,146	—	—	9,649,146
Health Care Providers & Services	16,430,085	—	—	16,430,085
Health Care Technology	1,096,381	—	—	1,096,381
Hotels, Restaurants & Leisure	10,833,959	—	—	10,833,959
Household Durables	5,995,712	8,375	—	6,004,087
Household Products	4,196,071	—	—	4,196,071
Independent Power & Renewable Electricity Producers	1,675,239	—	—	1,675,239
Industrial Conglomerates	4,424,469	—	—	4,424,469
Insurance	18,424,959	35,699	—	18,460,658
Internet & Direct Marketing Retail	6,225,763	—	—	6,225,763
Internet Software & Services	11,578,288	—	—	11,578,288
IT Services	15,887,564	—	—	15,887,564
Leisure Products	1,275,886	—	—	1,275,886
Life Sciences Tools & Services	4,123,865	—	—	4,123,865
Machinery	16,169,275	—	—	16,169,275
Marine	323,614	—	—	323,614
Media	18,213,257	—	—	18,213,257
Metals & Mining	5,369,476	—	—	5,369,476
Multiline Retail	3,953,970	—	—	3,953,970
Multi-Utilities	2,307,444	—	—	2,307,444
Oil, Gas & Consumable Fuels	26,324,825	—	—	26,324,825

LVIP Dimensional U.S. Core Equity 2 Fund–36

LVIP Dimensional U.S. Core Equity 2 Fund

Notes to Financial Statements (continued)

3. Investments (continued)

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Paper & Forest Products	$1,224,043	$—	$—	$1,224,043
Personal Products	1,643,326	—	—	1,643,326
Pharmaceuticals	14,432,290	—	—	14,432,290
Professional Services	3,145,166	—	—	3,145,166
Real Estate Management & Development	2,143,555	—	—	2,143,555
Road & Rail	6,762,547	—	—	6,762,547
Semiconductors & Semiconductor Equipment	20,723,101	—	—	20,723,101
Software	14,113,903	442,624	—	14,556,527
Specialty Retail	12,552,914	—	—	12,552,914
Technology Hardware, Storage & Peripherals	12,036,049	—	—	12,036,049
Textiles, Apparel & Luxury Goods	4,751,882	—	—	4,751,882
Thrift & Mortgage Finance	3,018,158	—	—	3,018,158
Tobacco	2,065,186	—	—	2,065,186
Trading Companies & Distributors	4,407,395	—	—	4,407,395
Transportation Infrastructure	154,850	—	—	154,850
Water Utilities	719,676	—	—	719,676
Wireless Telecommunication Services	1,045,819	—	—	1,045,819
Rights	—	—	7,028	7,028
Money Market Fund	1,047,340	—	—	1,047,340

Total Investments	$499,578,288	$486,698	$7,028	$500,072,014

As a result of utilizing international fair value pricing, a portion of the portfolio was classified as Level 2.

During the year ended December 31, 2017, there were no material transfers between Level 1 investments, Level 2 investments or Level 3 investments. This does not include transfers between Level 1 investments and Level 2 investments that resulted from the Fund’s use of international fair value pricing during the year. In accordance with the fair value procedures described in Note 1, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gain on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2017 and 2016 was as follows:

	Year Ended
	12/31/17	12/31/16
Ordinary income	$5,358,882	$4,120,801

5. Components of Net Assets on a Tax Basis

As of December 31, 2017, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$432,773,074
Undistributed ordinary income	30,367
Capital loss carryforward	(19,512,132)
Net unrealized depreciation	87,771,233

Net assets	$501,062,542

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales.

LVIP Dimensional U.S. Core Equity 2 Fund–37

LVIP Dimensional U.S. Core Equity 2 Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of foreign currency transactions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2017, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$76	$(76)	$—

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

As of December 31, 2017, the Fund had the following capital loss carryforwards for federal income tax purposes:

Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$18,865,232	$646,900	$19,512,132

In 2017, the Fund utilized $2,923,497 of capital loss carryforwards.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/17	12/31/16
Shares sold:
Standard Class	7,268,182	6,223,729
Service Class	2,683,903	1,426,438
Shares reinvested:
Standard Class	406,029	363,412
Service Class	26,774	12,707

	10,384,888	8,026,286

Shares redeemed:
Standard Class	(1,920,649)	(20,689,669)
Service Class	(1,042,688)	(397,737)

	(2,963,337)	(21,087,406)

Net increase (decrease)	7,421,551	(13,061,120)

7. Market Risk

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2017. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to LIAC the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities. Restricted securities are valued pursuant to the security valuation procedures noted in Note 1. Restricted securities have been identified on the Statement of Net Assets.

LVIP Dimensional U.S. Core Equity 2 Fund–38

LVIP Dimensional U.S. Core Equity 2 Fund

Notes to Financial Statements (continued)

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

9. Recent Regulatory Reporting Updates

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amended Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. As of August 1, 2017, management has implemented amendments to Regulation S-X, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Dimensional U.S. Core Equity 2 Fund–39

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of LVIP Dimensional U.S. Core Equity 2 Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of LVIP Dimensional U.S. Core Equity 2 Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period ended and the period from May 1, 2015 (commencement of operations) through December 31, 2015, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the two years in the period then ended and the period from May 1, 2015 (commencement of operations) through December 31, 2015, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.

Philadelphia, Pennsylvania

February 22, 2018

LVIP Dimensional U.S. Core Equity 2 Fund–40

LVIP Dimensional U.S. Core Equity 2 Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2017, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 22-23 and September 11-12, 2017, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various sub-advisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the sub-advisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the sub-advisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information (including total return and standard deviation) provided by Morningstar for the standard class of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2017. The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Funds, and had delegated those duties to unaffiliated sub-advisers responsible for investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the sub-adviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the sub-advisers’ investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC

LVIP Dimensional U.S. Core Equity 2 Fund–41

LVIP Dimensional U.S. Core Equity 2 Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

had implemented an advisory fee waiver through April 30, 2018. The Board noted that the investment management fees, without giving effect to the advisory fee waiver, were higher than the median investment management fee of the Morningstar peer group and were lower than the median management fee of the Morningstar peer group giving effect to the advisory fee waiver. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2018 and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Dimensional Fund Advisors LP (“Dimensional”) on behalf of the Funds, the Board considered the nature, extent and quality of services provided by Dimensional under the subadvisory agreement. The Board reviewed the services provided by Dimensional, the backgrounds of the investment professionals servicing the Fund and the reputation, resources and investment approach of Dimensional. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.

Performance. The Board reviewed the LVIP Dimensional U.S. Core Equity 2 Fund’s total return and standard deviation compared to the total return and standard deviation of a peer group of funds included in the Morningstar Large Blend funds category and the Russell 3000 TR USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and the benchmark index for the one year period. The Board considered that the Fund commenced operations in May 2015, which provided a limited period of time to evaluate investment performance. The Board concluded that the services provided by Dimensional were satisfactory.

Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedules (which include a breakpoint for the LVIP Dimensional U.S. Core Equity 1 Fund) compared to the subadvisory fees of comparable funds sub-advised by Dimensional. The Board considered that the subadvisory fee schedules were negotiated between LIAC and Dimensional, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.

Profitability and Fallout Benefits. The Board considered information regarding Dimensional’s estimated range of profitability from providing subadvisory services to the Funds. The Board noted that the subadvisory fee schedules were negotiated between LIAC and Dimensional, an unaffiliated third party, and that LIAC compensates Dimensional from its fees. The Board reviewed materials provided by Dimensional as to any additional benefits it receives and noted that Dimensional may receive benefits associated with a general increase in assets under management including an enhanced ability to obtain improved data about markets and strategy implementation, obtaining more favorable trade execution, increasing participation from brokers in implementing Dimensional’s proprietary trade processes and obtaining improved services from various service providers.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.

LVIP Dimensional U.S. Core Equity 2 Fund–42

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.

The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.

The term Fund Complex includes the 92 series of Lincoln Variable Insurance Products Trust.

Interested Trustee

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	Formerly: Lincoln Advisors Trust

* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of both the Advisor and The Lincoln National Life Insurance Company, the parent company of the Trust’s Adviser.

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	92	Formerly: Lincoln Advisors Trust

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	Formerly: Lincoln Advisors Trust

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	Formerly: Lincoln Advisors Trust

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Formerly: Lincoln Advisors Trust

LVIP Dimensional U.S. Core Equity 2 Fund–43

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Charles I. Plosser*** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Public Governor for the Financial Industry Regulatory Authority (FINRA); Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	92	Rochester Gas and Electric Corporation

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Associated Grocers of New England (Director Emeritus); Formerly: Lincoln Trust Advisors

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	Formerly: Lincoln Advisors Trust

Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	92	St. Vincent Health; Formerly: Lincoln Advisors Trust

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	92	Formerly: Lincoln Advisors Trust

Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012	92	Trustee of FundVantage Trust

** Steve A. Cobb, is the son-in-law of Kenneth G. Stella.

*** Charles I. Plosser was appointed Trustee effective January 1, 2018.

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.

Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.

LVIP Dimensional U.S. Core Equity 2 Fund–44

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.

Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Vice President, Secretary, and Chief Legal Officer	Since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President and Chief Compliance Officer, Lincoln National Corporation; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Deputy General Counsel, Janney Montgomery Scott LLC.

Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.

Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.

John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

LVIP Dimensional U.S. Core Equity 2 Fund–45

LVIP Franklin Templeton Global Equity Managed Volatility Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2017

LVIP Franklin Templeton Global Equity Managed Volatility Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Franklin Templeton Global Equity Managed Volatility Fund

2017 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation

Sub-Advised by:	Templeton Investment Council, LLC Franklin Advisers, Inc. Franklin Advisory Services, LLC Franklin Mutual Advisers, LLC SSGA Funds Management, Inc.

The Fund returned 21.41% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2017, while its benchmark, the MSCI World Index1 (net dividends) returned 22.40%.

Because of expectations related to the pro-growth agenda espoused by newly-elected President Trump and U.S. Republicans, which included tax reform and less regulation, the U.S. equity markets began 2017 positively as a continuation of the momentum experienced after Trump’s election in November 2016. Furthermore, economies outside of the U.S. largely continued accommodative monetary policies and, in many cases, expansionary fiscal policies, that were also supportive to non-U.S. equity markets from the outset of the year. As the year progressed, the International Monetary Fund (the “IMF”) upwardly revised economic growth estimates for many non-U.S. economies, including the European Union, Japan and many emerging market countries, with U.S. economic growth being revised upward to a lesser extent. This synchronized global economic growth was the foundation for equity markets generating strong positive returns in 2017, along with non-U.S. equity markets outperforming U.S. equity markets for the first time since 2012 because many of those economies are in the early stages of an earnings recovery cycle. It is also notable that these returns were generated while encountering historically low volatility throughout the year.

As expected, the Federal Reserve continued its path toward normalization of interest rates, with three 25-basis point interest rate increases during 2017 that brought the target Fed Funds rate to 1.25% - 1.50%. Despite these increases to short-term interest rates and a forecast of continued increases in 2018 and beyond, longer term interest rates stayed stubbornly low as the U.S. 10-year Treasury yield ended 2017 seven basis points lower than the end of 2016, and actually spent most of the year even lower. This dynamic, combined with credit spreads steadily tightening throughout 2017, allowed the major fixed income indexes to register positive returns.

For the full year, there was wide dispersion across investment style and size. Growth stocks outperformed value stocks across most asset classes. Additionally, large caps outperformed small caps, with emerging market equities being the notable exception where small caps outperformed large caps. The Information Technology sector was the leading performer, by a wide margin, in the U.S. equity markets, with Energy and Telecom being the notable laggards. An interesting dynamic that manifested itself seemed to be that one or two industries seemed to dominate positive returns within each sector. For example, refining led the energy sector by a wide margin, homebuilders and casinos led the consumer sector, etc.

The Fund invests predominantly in global large cap stocks. It has a higher quality orientation and will tend to outperform in rising and down markets, and may underperform in strong up-markets or high beta rallies. While the Fund lagged its benchmark in 2017, Fund performance was in line with expectations given its higher quality orientation and given the equity market was led by a few higher beta technology stocks.

The volatility management overlay component of the Fund did not have a meaningful impact on relative performance during 2017. During the past year, global equity markets experienced historically low levels of volatility, which allowed for the Fund’s volatility management overlay to be less impactful to overall Fund results given that volatility management strategies are designed to add value in the bear market portion of market cycles.

Portfolio managers:
Lincoln Investment Advisors Corporation:	Jay Shearon Amritansh Tewary Alex Zeng
Templeton Investment Council, LLC:	Peter Nori Heather Waddell Matthew Nagle
Franklin Advisers, Inc.:	Rupert Johnson, Jr. Matthew Moberg
Franklin Advisory Services, LLC:	Nicholas Getaz Donald Taylor
Franklin Mutual Advisers, LLC:	Philippe Brugere-Trelat Peter Langerman Timothy Rankin Christian Correa
SSGA Funds Management, Inc.:	Timothy Furbush Lorne Johnson Marin Lolic

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Franklin Templeton Global Equity Managed Volatility Fund–1

LVIP Franklin Templeton Global Equity Managed Volatility Fund

2017 Annual Report Commentary (unaudited) (continued)

Growth of $10,000 invested 12/31/07 through 12/31/17

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Franklin Templeton Global Equity Managed Volatility Fund Standard Class shares on 12/31/07. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/17, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $13,417. For comparison, look at how the MSCI World Index (net dividends) did over the same period. The same $10,000 investment would have increased to $16,341. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/17

Standard Class Shares
One Year	+ 21.41%
Five Years	+ 6.10%
Ten Years	+ 2.98%

Service Class Shares
One Year	+ 21.10%
Five Years	+ 5.83%
Ten Years	+ 2.73%

1.

The MSCI World Index (net dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The net dividends index return calculation assumes investment of dividends net of withholding taxes.

LVIP Franklin Templeton Global Equity Managed Volatility Fund–2

LVIP Franklin Templeton Global Equity Managed Volatility Fund

Disclosure

      OF FUND EXPENSES (unaudited)

For the Period July 1, 2017 to December 31, 2017

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transactional fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Annualized Expense Ratio	Expenses Paid During Period 7/1/17 to 12/31/17*
Actual
Standard Class Shares	$1,000.00	$1,093.40	0.72%	$3.80
Service Class Shares	1,000.00	1,092.00	0.97%	5.11
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.58	0.72%	$3.67
Service Class Shares	1,000.00	1,020.32	0.97%	4.94

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Franklin Templeton Global Equity Managed Volatility Fund–3

LVIP Franklin Templeton Global Equity Managed Volatility Fund

Security Type/Country and Sector Allocations and Top 10 Equity

Holdings (unaudited)

As of December 31, 2017

Security Type/Country	Percentage of Net Assets
Common Stock	91.33%
Argentina	0.08%
Canada	1.11%
China	0.72%
Finland	0.09%
France	3.63%
Germany	3.23%
Hong Kong	2.77%
Ireland	0.52%
Israel	0.61%
Italy	0.76%
Japan	4.50%
Netherlands	2.12%
Norway	0.86%
Portugal	0.44%
Republic of Korea	2.17%
Singapore	0.43%
South Africa	0.07%
Spain	0.02%
Sweden	0.17%
Switzerland	2.12%
Taiwan	0.54%
Thailand	0.46%
United Kingdom	7.11%
United States	56.80%
Corporate Bonds	0.11%
Preferred Stock	0.14%
Money Market Fund	7.08%
Short-Term Investments	1.14%
Total Value of Securities	99.80%
Receivables and Other Assets Net of Liabilities	0.20%
Total Net Assets	100.00%

Sector designations may be different than the sector designations presented in other Fund materials.

Sector*	Percentage of Net Assets
Aerospace & Defense	2.61%
Air Freight & Logistics	0.46%
Auto Components	0.57%
Automobiles	0.24%
Banks	6.88%
Beverages	1.10%
Biotechnology	2.85%
Building Products	0.96%
Capital Markets	1.18%
Chemicals	4.77%
Commercial Services & Supplies	0.55%

Sector*	Percentage of Net Assets
Communications Equipment	0.66%
Construction Materials	0.64%
Consumer Finance	0.77%
Containers & Packaging	0.05%
Diversified Financial Services	0.63%
Diversified Telecommunication Services	1.51%
Electric Utilities	0.18%
Electrical Equipment	0.06%
Electronic Equipment, Instruments & Components	1.11%
Energy Equipment & Services	0.73%
Equity Real Estate Investment Trusts	0.49%
Food & Staples Retailing	1.51%
Food Products	0.89%
Health Care Equipment & Supplies	5.29%
Health Care Providers & Services	0.42%
Health Care Technology	0.08%
Hotels, Restaurants & Leisure	0.91%
Household Durables	0.77%
Household Products	0.77%
Industrial Conglomerates	3.54%
Insurance	3.54%
Internet & Direct Marketing Retail	1.00%
Internet Software & Services	3.35%
IT Services	2.20%
Life Sciences Tools & Services	0.48%
Machinery	2.15%
Media	2.77%
Metals & Mining	1.26%
Multiline Retail	0.76%
Multi-Utilities	0.53%
Oil, Gas & Consumable Fuels	7.09%
Personal Products	0.53%
Pharmaceuticals	5.74%
Professional Services	0.05%
Real Estate Management & Development	0.36%
Semiconductors & Semiconductor Equipment	3.84%
Software	5.24%
Specialty Retail	1.93%
Technology Hardware, Storage & Peripherals	2.60%
Telecommunications	0.11%
Textiles, Apparel & Luxury Goods	0.43%
Tobacco	0.27%
Trading Companies & Distributors	0.21%
Wireless Telecommunication Services	1.96%
Total	91.58%

*Allocation includes all investments except for short-term investments and money market fund.

IT - Information Technology

LVIP Franklin Templeton Global Equity Managed Volatility Fund–4

LVIP Franklin Templeton Global Equity Managed Volatility Fund

Security Type/Country and Sector Allocations and Top 10 Equity

Holdings (unaudited) (continued)

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Microsoft	2.50%
Alphabet Class A and Class C	1.50%
Samsung Electronics	1.39%
Roper Technologies	1.24%
Albemarle	1.20%
Apple	1.15%
BP ADR	1.12%
Medtronic	1.08%
Citigroup	1.05%
Comcast Class A	1.05%
Total	13.28%

LVIP Franklin Templeton Global Equity Managed Volatility Fund–5

LVIP Franklin Templeton Global Equity Managed Volatility Fund

Statement of Net Assets

December 31, 2017

	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK–91.33%
Argentina–0.08%
†Despegar.Com	2,200	$60,456
MercadoLibre	2,400	755,184

		815,640

Canada–1.11%
Alamos Gold (New York Shares)	424,990	2,766,685
Crescent Point Energy	70,411	536,625
†Husky Energy	270,300	3,816,885
†Shopify Class A	1,800	182,019
Tahoe Resources	122,956	589,837
Wheaton Precious Metals	149,200	3,298,543

		11,190,594

China–0.72%
†Alibaba Group Holding ADR	7,900	1,362,197
†Baidu ADR	23,400	5,480,514
†Guotai Junan Securities Class H	147,400	327,661
†Lexinfintech Holdings ADR	4,600	63,940
†Weibo ADR	100	10,346

		7,244,658

Finland–0.09%
Nokia	116,730	545,402
Nokia ADR	85,700	399,362

		944,764

France–3.63%
Accor	26,964	1,388,106
AXA	203,686	6,035,876
BNP Paribas	102,916	7,655,780
Cie de Saint-Gobain	80,900	4,452,433
Cie Generale des Etablissements Michelin	24,820	3,550,632
Sanofi	47,546	4,093,330
SES FDR	140,130	2,187,436
Societe Generale	19,644	1,012,757
TOTAL	65,372	3,608,531
Veolia Environnement	100,823	2,570,904

		36,555,785

Germany–3.23%
Bayer	43,560	5,412,907
†Delivery Hero	2,100	83,150
HeidelbergCement	22,620	2,439,011
Infineon Technologies ADR	160,316	4,372,619
Innogy	69,843	2,733,426
KUKA	2,200	319,796
LANXESS	75,160	5,957,887
Merck	36,330	3,899,547
†METRO	7,584	151,063
†QIAGEN	85,659	2,671,749
Siemens ADR	59,839	4,145,048

	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Germany (continued)
thyssenkrupp	12,742	$367,424

		32,553,627

Hong Kong–2.77%
AIA Group	294,800	2,507,465
China Life Insurance	1,109,000	3,458,431
China Mobil	318,500	3,220,686
China Pacific Insurance Group	185,600	888,203
China Telecom	11,202,615	5,313,515
CK Hutchison Holdings	333,000	4,172,590
Kunlun Energy	1,416,000	1,471,704
NetEase ADR	2,700	931,689
Sands China	73,700	379,352
Sinopharm Group	529,600	2,281,406
Tencent Holdings	63,000	3,260,751

		27,885,792

Ireland–0.52%
†Bank of Ireland Group	234,868	1,999,416
CRH	89,009	3,203,517

		5,202,933

Israel–0.61%
†Check Point Software Technologies	12,798	1,326,129
Teva Pharmaceutical Industries ADR	253,806	4,809,624

		6,135,753

Italy–0.76%
CNH Industrial	42,400	567,250
Enel	217,048	1,334,687
Eni	346,503	5,733,914

		7,635,851

Japan–4.50%
FANUC	100	23,990
IHI	77,400	2,567,081
Inpex	245,500	3,055,498
JXTG Holdings	47,172	303,142
Keyence	1,500	837,947
Mitsui Fudosan	162,500	3,634,390
Omron	87,600	5,210,357
Panasonic	459,500	6,705,905
Ryohin Keikaku	16,400	5,105,141
SoftBank Group	94,300	7,465,786
Start Today	24,800	752,757
Sumitomo Metal Mining	80,000	3,660,023
Suntory Beverage & Food	126,400	5,620,992
T&D Holdings	23,142	394,814

		45,337,823

Netherlands–2.12%
ASML Holding (New York Shares)	5,000	869,100
ING Groep	198,406	3,642,087
†InterXion Holding	1,900	111,967

LVIP Franklin Templeton Global Equity Managed Volatility Fund–6

LVIP Franklin Templeton Global Equity Managed Volatility Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Netherlands (continued)
Koninklijke KPN	386,338	$1,348,815
Koninklijke Philips	41,987	1,585,374
NN Group	133,031	5,754,066
Royal Dutch Shell Class B	236,790	7,973,674

		21,285,083

Norway–0.86%
Telenor	288,550	6,176,931
Yara International	54,820	2,517,025

		8,693,956

Portugal–0.44%
Galp Energia	238,290	4,378,044

		4,378,044

Republic of Korea–2.17%
Hana Financial Group	98,564	4,581,398
Hyundai Mobis	9,061	2,225,999
KB Financial Group	17,683	1,046,535
Samsung Electronics	5,905	14,029,756

		21,883,688

Singapore–0.43%
Broadcom	7,500	1,926,750
†Sea ADR	5,700	75,981
Singapore Telecommunications	869,860	2,319,157

		4,321,888

South Africa–0.07%
Naspers Class N	2,700	748,044

		748,044

Spain–0.02%
†Unicaja Banco	116,983	184,436

		184,436

Sweden–0.17%
†Arjo Class B	99,840	284,923
Getinge Class B	99,840	1,447,752

		1,732,675

Switzerland–2.12%
Chubb	24,633	3,599,620
†LafargeHolcim	15,000	844,828
Novartis	29,960	2,521,209
Novartis ADR	23,040	1,934,438
Roche Holding	21,670	5,479,376
Roche Holding ADR	30,300	956,874
†UBS Group	323,690	5,947,078

		21,283,423

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Taiwan–0.54%
Taiwan Semiconductor Manufacturing ADR	137,400	$5,447,910

		5,447,910

Thailand–0.46%
Bangkok Bank NVDR	740,300	4,588,543

		4,588,543

United Kingdom–7.11%
†Atlassian	8,500	386,920
BAE Systems	671,901	5,191,326
Barclays	1,851,100	5,067,148
BP	120,766	847,208
BP ADR	269,015	11,306,700
British American Tobacco	18,540	1,253,281
British American Tobacco ADR	7,905	529,556
GlaxoSmithKline	160,064	2,834,604
HSBC Holdings	767,650	7,892,453
HSBC Holdings (London Shares)	63,955	660,532
Imperial Brands	6,573	280,369
Kingfisher	876,096	3,994,522
†LivaNova	56,400	4,507,488
RELX	19,138	448,752
†Rolls-Royce Holdings	215,370	2,457,970
Royal Dutch Shell Class A	61,186	2,039,027
Royal Dutch Shell (London Shares) Class A	19,560	652,975
RSA Insurance Group	58,500	498,651
Shire	88,134	4,567,203
†Sky	63,292	863,764
†Standard Chartered	595,944	6,258,357
Vodafone Group	351,157	1,110,006
Vodafone Group ADR	247,594	7,898,249

		71,547,061

United States–56.80%
†2U	8,900	574,139
Abbott Laboratories	84,040	4,796,163
AbbVie	27,900	2,698,209
†ABIOMED	400	74,964
Accenture Class A	58,000	8,879,220
Activision Blizzard	12,000	759,840
†Adobe Systems	12,600	2,208,024
Advance Auto Parts	26,400	2,631,816
Aflac	33,400	2,931,852
Air Products & Chemicals	44,400	7,285,152
†Alarm.com Holdings	5,600	211,400
Albemarle	94,690	12,109,904
†Align Technology	1,000	222,190
†Alleghany	300	178,827
Allergan	26,710	4,369,222
Ally Financial	15,200	443,232
†Alphabet Class A	12,860	13,546,724

LVIP Franklin Templeton Global Equity Managed Volatility Fund–7

LVIP Franklin Templeton Global Equity Managed Volatility Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
United States (continued)
†Alphabet Class C	1,500	$1,569,600
†Altair Engineering Class A	4,100	98,072
Altria Group	9,540	681,251
†Amazon.com	5,700	6,665,979
American International Group	93,117	5,547,911
American Tower	9,400	1,341,098
Amgen	40,070	6,968,173
Amphenol Class A	13,000	1,141,400
Anadarko Petroleum	9,500	509,580
Analog Devices	88,418	7,871,855
†ANSYS	5,200	767,468
Apache	56,520	2,386,274
Apple	68,240	11,548,255
Applied Materials	6,400	327,168
Archer-Daniels-Midland	70,900	2,841,672
†Arista Networks	1,900	447,602
†Aspen Technology	12,000	794,400
†Autodesk	9,000	943,470
†AveXis	200	22,134
Baker Hughes a GE Company	21,613	683,835
Becton Dickinson & Co.	43,310	9,270,939
†Biogen	2,000	637,140
†Bioverativ	1,400	75,488
†Blackline	3,200	104,960
†Bluebird Bio	1,200	213,720
Boeing	4,900	1,445,059
†Brighthouse Financial	1,291	75,704
Bunge	54,700	3,669,276
†Cadence Design Systems	9,000	376,380
Capital One Financial	72,915	7,260,876
†CarGurus	700	20,986
Carlisle	42,030	4,776,709
Caterpillar	5,540	872,993
Cboe Global Markets	3,600	448,524
†Celgene	56,630	5,909,907
Charles Schwab	18,800	965,756
†Charter Communications Class A	3,441	1,156,038
Chevron	42,940	5,375,659
Cintas	23,200	3,615,256
Cisco Systems	26,340	1,008,822
CIT Group	12,978	638,907
Citigroup	141,670	10,541,665
Citizens Financial Group	39,510	1,658,630
Cognex	13,200	807,312
Cognizant Technology Solutions Class A	17,450	1,239,299
†Coherent	2,200	620,884
Colgate-Palmolive	46,600	3,515,970
Comcast Class A	262,710	10,521,535
†CommerceHub Class A	8,520	187,355
†CommerceHub Class C	3,040	62,594
†CommScope Holding	111,600	4,221,828

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
United States (continued)
ConocoPhillips	108,750	$5,969,287
†CoStar Group	1,700	504,815
Coty Class A	268,400	5,338,476
CVS Health	48,480	3,514,800
Danaher	2,400	222,768
†Dell Technologies Class V	3,589	291,714
DENTSPLY SIRONA	36,400	2,396,212
Devon Energy	54,450	2,254,230
†DISH Network Class A	15,343	732,628
Donaldson	43,907	2,149,248
Dover	66,000	6,665,340
DXC Technology	37,967	3,603,068
Eastman Chemical	34,820	3,225,725
Ecolab	23,800	3,193,484
†Edwards Lifesciences	7,000	788,970
†Electronic Arts	11,000	1,155,660
Eli Lilly & Co.	82,609	6,977,156
EOG Resources	15,000	1,618,650
Equinix	5,000	2,266,100
Erie Indemnity Class A	10,700	1,303,688
Exxon Mobil	25,700	2,149,548
†Facebook Class A	27,400	4,835,004
FedEx	4,400	1,097,976
First Horizon National	26,295	525,637
†Fiserv	6,100	799,893
Fortive	6,500	470,275
†Freeport-McMoRan	20,510	388,870
Gap	81,020	2,759,541
General Dynamics	29,300	5,961,085
General Electric	71,822	1,253,294
General Motors	19,910	816,111
Gilead Sciences	78,450	5,620,158
†Guidewire Software	800	59,408
Hartford Financial Services Group	13,404	754,377
HEICO	2,000	188,700
Helmerich & Payne	46,500	3,005,760
Hewlett Packard Enterprise	40,784	585,658
Honeywell International	57,100	8,756,856
†HubSpot	6,700	592,280
†IDEXX Laboratories	9,500	1,485,610
†Illumina	2,800	611,772
†Incyte	4,900	464,079
Intel	83,000	3,831,280
Intercontinental Exchange	19,500	1,375,920
International Paper	9,090	526,675
Intuit	6,600	1,041,348
†Intuitive Surgical	2,240	817,466
†iRhythm Technologies	1,100	61,655
John Wiley & Sons Class A	43,700	2,873,275
Johnson & Johnson	48,200	6,734,504
Johnson Controls International	136,182	5,189,896
JPMorgan Chase & Co.	91,750	9,811,745

LVIP Franklin Templeton Global Equity Managed Volatility Fund–8

LVIP Franklin Templeton Global Equity Managed Volatility Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
United States (continued)
Kinder Morgan	56,607	$1,022,888
KLA-Tencor	3,200	336,224
†Knowles	163,530	2,397,350
Lam Research	8,700	1,601,409
Leggett & Platt	22,520	1,074,880
†Liberty Broadband Class A	8,300	705,915
†Liberty Broadband Class C	3,400	289,544
†Liberty Ventures Class A	9,120	494,669
LogMeIn	200	22,900
LyondellBasell Industries Class A	39,500	4,357,640
Marathon Oil	52,008	880,495
MarketAxess Holdings	5,000	1,008,750
Mastercard Class A	25,000	3,784,000
Matthews International Class A	34,000	1,795,200
McCormick & Co Non-Voting Shares	23,900	2,435,649
McDonald’s	25,300	4,354,636
Medtronic	135,197	10,917,158
Merck & Co.	29,760	1,674,595
†Mercury Systems	1,200	61,620
MetLife	14,210	718,458
Microsoft	293,737	25,126,263
Monolithic Power Systems	5,000	561,800
Monsanto	8,563	999,987
Moody’s	8,000	1,180,880
MSCI	5,000	632,700
†Netflix	4,900	940,604
†Neurocrine Biosciences	4,600	356,914
†Nevro	3,400	234,736
NIKE Class B	68,900	4,309,695
Nucor	25,300	1,608,574
NVIDIA	8,800	1,702,800
Occidental Petroleum	30,600	2,253,996
Oracle	199,610	9,437,561
†PayPal Holdings	600	44,172
Pentair	79,300	5,600,166
PepsiCo.	45,260	5,427,579
Perrigo	24,500	2,135,420
Pfizer	108,840	3,942,185
PG&E	10,856	486,674
Plains GP Holdings Class A	23,400	513,630
Praxair	54,100	8,368,188
†Priceline Group	650	1,129,531
Procter & Gamble	45,500	4,180,540
†Q2 Holdings	5,000	184,250
Raytheon	7,500	1,408,875
†Redfin	600	18,792
†Regeneron Pharmaceuticals	2,800	1,052,688
†Rhythm Pharmaceuticals	2,800	81,368
†Rite Aid	42,585	83,892
Rockwell Automation	3,300	647,955
Rockwell Collins	28,840	3,911,281
Roper Technologies	48,300	12,509,700

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
United States (continued)
Ross Stores	63,500	$5,095,875
†salesforce.com	21,000	2,146,830
†SBA Communications	8,000	1,306,880
Schlumberger	53,600	3,612,104
†SendGrid	1,400	33,558
†ServiceNow	13,800	1,799,382
†Splunk	3,000	248,520
†Square Class A	10,000	346,700
Stanley Black & Decker	14,150	2,401,113
Stryker	67,908	10,514,875
Symantec	35,387	992,959
Target	38,600	2,518,650
†Tesla	600	186,810
Texas Instruments	81,150	8,475,306
Thermo Fisher Scientific	5,500	1,044,340
Tiffany & Co.	47,600	4,948,020
Time Warner	20,590	1,883,367
Twenty-First Century Fox Class A	123,030	4,248,226
†Tyler Technologies	2,500	442,625
†Ultimate Software Group	2,600	567,398
United Parcel Service Class B	29,800	3,550,670
United Technologies	44,100	5,625,837
UnitedHealth Group	8,800	1,940,048
Universal Display	600	103,590
†Veeva Systems Class A	15,200	840,256
Versum Materials	23,500	889,475
Visa Class A	29,610	3,376,132
Voya Financial	128,940	6,378,662
Walgreens Boots Alliance	106,110	7,705,708
Wal-Mart Stores	38,100	3,762,375
Walt Disney	15,801	1,698,765
†Waters	2,700	521,613
Wells Fargo & Co.	25,110	1,523,424
West Pharmaceutical Services	36,600	3,611,322
Williams	22,838	696,331
†Workday Class A	7,400	752,876
WW Grainger	8,900	2,102,625
Xilinx	6,600	444,972
XL Group	27,682	973,299
Yum Brands	37,330	3,046,501
†Zendesk	8,200	277,488

		571,634,804

Total Common Stock (Cost $671,746,964)		919,232,775

LVIP Franklin Templeton Global Equity Managed Volatility Fund–9

LVIP Franklin Templeton Global Equity Managed Volatility Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS–0.11%
Telecommunications–0.11%
Frontier Communications
10.50% 9/15/22	930,000	$705,637
11.00% 9/15/25	476,000	352,240

		1,057,877

Total Corporate Bonds (Cost $1,222,709)		1,057,877

	Number of Shares

PREFERRED STOCK–0.14%
Volkswagen 1.16%	7,317	1,453,398

Total Preferred Stock (Cost $861,835)		1,453,398

MONEY MARKET FUND–7.08%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 1.15%)	71,299,465	71,299,465

Total Money Market Fund (Cost $71,299,465)		71,299,465

	Principal Amount°	Value (U.S. $)

SHORT-TERM INVESTMENTS–1.14%
≠Discount Note–0.95%
Federal Home Loan Bank 0.35% 1/2/18	9,605,000	$9,605,000

		9,605,000

≠U.S. Treasury Obligations–0.19%
U.S. Cash Management Bill 0.377% 1/2/18	1,370,000	1,370,000
U.S. Treasury Bill ¥1.034% 1/25/18	500,000	499,609

		1,869,609

Total Short Term Investments (Cost $11,474,303)		11,474,609

TOTAL VALUE OF SECURITIES–99.80% (Cost $756,605,276)	1,004,518,124
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.20%	1,965,928

NET ASSETS APPLICABLE TO 27,977,093 SHARES OUTSTANDING–100.00%	$1,006,484,052

NET ASSET VALUE PER SHARE–LVIP FRANKLIN TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY FUND STANDARD CLASS ($92,307,535 / 2,565,939 Shares)	$35.974

NET ASSET VALUE PER SHARE–LVIP FRANKLIN TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY FUND SERVICE CLASS ($914,176,517 / 25,411,154 Shares)	$35.975

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2017:
Shares of beneficial interest (unlimited authorization–no par)	$830,634,416
Distributions in excess of net investment income	(232,896)
Accumulated net realized loss on investments	(72,106,355)
Net unrealized appreciation of investments, foreign currencies and derivatives	248,188,887

TOTAL NET ASSETS	$1,006,484,052

Δ	Securities have been classified by country of origin.

†	Non-income producing.

«

Includes $2,206,944 cash collateral held at broker for futures contracts, $14,963 variation margin due to broker on futures contracts, $1,369,445 payable for securities purchased, $457,791 payable for fund shares redeemed, $762,877 due to manager and affiliates and $74,311 other accrued expenses payable as of December 31, 2017.

≠	The rate shown is the effective yield at the time of purchase.

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

¥	Fully or partially pledged as collateral for derivatives.

LVIP Franklin Templeton Global Equity Managed Volatility Fund–10

LVIP Franklin Templeton Global Equity Managed Volatility Fund

Statement of Net Assets (continued)

The following foreign currency exchange contracts and futures contracts were outstanding at December 31, 2017:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
BAML	EUR	43	USD	(51)	1/2/18	$ —*	$ —
BAML	EUR	4,328	USD	(5,198)	1/3/18	—	(4)
BAML	GBP	(5,251,123)	USD	6,974,740	1/24/18	—	(121,575)
HSBC	EUR	(3,746)	USD	4,504	1/3/18	7	—
HSBC	EUR	(12,248,539)	USD	14,528,053	2/20/18	—	(214,494)
HSBC	GBP	(144,331)	USD	191,865	1/24/18	—	(3,182)
HSBC	HKD	(73,837)	USD	9,449	1/3/18	—	(3)
HSBC	KRW	(1,553,035,500)	USD	1,381,342	1/12/18	—	(74,161)
MSC	JPY	144,571,206	USD	(1,284,672)	1/9/18	—	(876)
SSB	EUR	32,631	USD	(38,631)	2/20/18	645	—
UBS	EUR	21,775	USD	(26,122)	1/2/18	11	—
UBS	EUR	668	USD	(789)	2/20/18	14	—
UBS	GBP	(23,702)	USD	31,879	1/2/18	—	(126)
UBS	GBP	46,071	USD	(62,050)	1/24/18	208	—
UBS	JPY	(43,894,423)	USD	391,706	2/20/18	1,145	—

Total Foreign Currency Exchange Contracts						$2,030	$(414,421)

*	Unrealized appreciation is less than $1.

Futures Contracts

Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation	Value/ Unrealized Depreciation
Currency Contracts:
60	British Pound	$5,083,875	$5,019,180	3/20/18	$64,695	$—
55	Euro	8,301,906	8,126,415	3/20/18	175,491	—
53	Japanese Yen	5,905,525	5,865,603	3/20/18	39,922	—

					280,108	—

Equity Contracts:
164	E-mini S&P 500 Index	21,943,200	21,666,002	3/19/18	277,198	—
26	E-mini S&P MidCap 400 Index	4,946,240	4,907,205	3/19/18	39,035	—
193	Euro STOXX 50 Index	8,088,777	8,283,895	3/19/18	—	(195,118)
50	FTSE 100 Index	5,156,223	4,924,240	3/19/18	231,983	—
32	Nikkei 225 Index (OSE)	6,461,060	6,419,518	3/9/18	41,542	—

					589,758	(195,118)

Total Futures Contracts					$869,866	$(195,118)

The use of foreign currency exchange contracts and futures contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The foreign currency exchange contracts and notional amounts presented above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

LVIP Franklin Templeton Global Equity Managed Volatility Fund–11

LVIP Franklin Templeton Global Equity Managed Volatility Fund

Statement of Net Assets (continued)

Summary of Abbreviations:

ADR–American Depositary Receipt

BAML–Bank of America Merrill Lynch

EUR–Euro

FDR–Fiduciary Depositary Receipt

FTSE–Financial Times Stock Exchange

GBP–British Pound Sterling

HKD–Hong Kong Dollar

HSBC–Hong Kong Shanghai Bank

JPY–Japanese Yen

KRW–South Korean Won

MSC–Morgan Stanley Capital

NVDR–Non-Voting Depository Receipt

OSE–Osaka Securities Exchange

S&P–Standard & Poor’s

SSB–State Street Bank

USD–United States Dollar

See accompanying notes, which are an integral part of the financial statements.

LVIP Franklin Templeton Global Equity Managed Volatility Fund–12

LVIP Franklin Templeton Global Equity Managed Volatility Fund

Statement of Operations

Year Ended December 31, 2017

INVESTMENT INCOME:
Dividends	$20,218,072
Interest	226,557
Foreign tax withheld	(933,052)

19,511,577

EXPENSES:
Management fees	6,057,832
Distribution fees-Service Class	2,116,474
Accounting and administration expenses	227,711
Shareholder servicing fees	185,857
Reports and statements to shareholders	98,928
Custodian fees	91,131
Professional fees	44,432
Trustees’ fees and expenses	25,653
Pricing fees	19,348
Consulting fees	6,859
Other	7,763

8,881,988
Less:
Expenses paid indirectly	(596)

Total operating expenses	8,881,392

NET INVESTMENT INCOME	10,630,185

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	27,857,767
Foreign currencies	268,846
Foreign currency exchange contracts	(1,839,791)
Futures contracts	10,012,366

Net realized gain	36,299,188

Net change in unrealized appreciation (depreciation) of:
Investments	131,309,581
Foreign currencies	101,605
Foreign currency exchange contracts	(487,557)
Futures contracts	344,430

Net change in unrealized appreciation (depreciation)	131,268,059

NET REALIZED AND UNREALIZED GAIN	167,567,247

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$178,197,432

See accompanying notes, which are an integral part of the financial statements.

LVIP Franklin Templeton Global Equity Managed Volatility Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/17	12/31/16
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$10,630,185	$10,643,264
Net realized gain (loss)	36,299,188	(70,282,503)
Net change in unrealized appreciation (depreciation)	131,268,059	80,547,433

Net increase in net assets resulting from operations	178,197,432	20,908,194

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(1,194,574)	(1,263,834)
Service Class	(9,700,279)	(10,149,921)

	(10,894,853)	(11,413,755)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	4,243,844	7,505,541
Service Class	80,674,287	126,465,675
Reinvestment of dividends and distributions:
Standard Class	1,194,574	1,263,834
Service Class	9,700,279	10,149,921

	95,812,984	145,384,971

Cost of shares redeemed:
Standard Class	(11,836,653)	(12,596,988)
Service Class	(116,175,970)	(105,664,175)

	(128,012,623)	(118,261,163)

Increase (decrease) in net assets derived from capital share transactions	(32,199,639)	27,123,808

NET INCREASE IN NET ASSETS	135,102,940	36,618,247
NET ASSETS:
Beginning of year	871,381,112	834,762,865

End of year	$1,006,484,052	$871,381,112

Undistributed (distributions in excess of) net investment income	$(232,896)	$1,581,808

See accompanying notes, which are an integral part of the financial statements.

LVIP Franklin Templeton Global Equity Managed Volatility Fund–13

LVIP Franklin Templeton Global Equity Managed Volatility Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Franklin Templeton Global Equity Managed Volatility Fund Standard Class Year Ended
	12/31/17	12/31/16[1,2]	12/31/15	12/31/14	12/31/13

Net asset value, beginning of period	$30.020	$29.762	$32.846	$34.021	$28.735

Income (loss) from investment operations:
Net investment income[3]	0.455	0.433	0.466	0.650	0.449
Net realized and unrealized gain (loss)	5.968	0.289	(3.100)	(1.322)	5.270

Total from investment operations	6.423	0.722	(2.634)	(0.672)	5.719

Less dividends and distributions from:
Net investment income	(0.469)	(0.464)	(0.450)	(0.503)	(0.433)

Total dividends and distributions	(0.469)	(0.464)	(0.450)	(0.503)	(0.433)

Net asset value, end of period	$35.974	$30.020	$29.762	$32.846	$34.021

Total return[4]	21.41%	2.42%	(8.02% )	(1.99% )	19.93%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$92,307	$82,911	$86,144	$99,743	$107,183
Ratio of expenses to average net assets	0.72%	0.73%	0.74%	0.75%	0.79%
Ratio of net investment income to average net assets	1.36%	1.49%	1.43%	1.89%	1.43%
Portfolio turnover	17%	58%	11%	11%	14%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to -day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.

[2]

Effective February 8, 2016, Franklin Advisers, Inc., Franklin Advisory Services, LLC, and Franklin Mutual Advisers, LLC are responsible for the day-to-day management of a portion of the Fund’s investment portfolio.

[3]	The average shares outstanding method has been applied for per share information.

[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP Franklin Templeton Global Equity Managed Volatility Fund–14

LVIP Franklin Templeton Global Equity Managed Volatility Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Franklin Templeton Global Equity Managed Volatility Fund Service Class Year Ended
	12/31/17	12/31/16[1,2]	12/31/15	12/31/14	12/31/13

Net asset value, beginning of period	$30.027	$29.773	$32.853	$34.024	$28.742

Income (loss) from investment operations:
Net investment income[3]	0.372	0.360	0.383	0.563	0.374
Net realized and unrealized gain (loss)	5.961	0.285	(3.093)	(1.319)	5.261

Total from investment operations	6.333	0.645	(2.710)	(0.756)	5.635

Less dividends and distributions from:
Net investment income	(0.385)	(0.391)	(0.370)	(0.415)	(0.353)

Total dividends and distributions	(0.385)	(0.391)	(0.370)	(0.415)	(0.353)

Net asset value, end of period	$35.975	$30.027	$29.773	$32.853	$34.024

Total return[4]	21.10%	2.16%	(8.25%)	(2.23%)	19.63%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$914,177	$788,470	$748,619	$651,816	$421,681
Ratio of expenses to average net assets	0.97%	0.98%	0.99%	1.00%	1.04%
Ratio of net investment income to average net assets	1.11%	1.24%	1.18%	1.64%	1.18%
Portfolio turnover	17%	58%	11%	11%	14%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.

[2]

Effective February 8, 2016, Franklin Advisers, Inc., Franklin Advisory Services, LLC, and Franklin Mutual Advisers, LLC are responsible for the day-to-day management of a portion of the Fund’s investment portfolio.

[3]	The average shares outstanding method has been applied for per share information.

[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP Franklin Templeton Global Equity Managed Volatility Fund–15

LVIP Franklin Templeton Global Equity Managed Volatility Fund

Notes to Financial Statements

December 31, 2017

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust, The Trust consists of 92 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Franklin Templeton Global Equity Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to provide long-term capital growth, which it seeks to achieve through a flexible policy of investing primarily in stocks of companies organized in the United States or in any foreign nation. A portion of the Fund may also be invested in debt obligations of companies and governments of any nation.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sale price on the valuation date. Open-end investment companies are valued at their published net asset value (“NAV”). Investments in government money market funds have a stable NAV. Foreign currency exchange contracts are valued at the mean between their bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts are valued at the daily quoted settlement prices. Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under the policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended December 31, 2017 and for all open tax years (years ended December 31, 2014–December 31, 2016), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2017, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate that portion of realized gains and losses on foreign equity securities resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

LVIP Franklin Templeton Global Equity Managed Volatility Fund–16

LVIP Franklin Templeton Global Equity Managed Volatility Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates. Withholding taxes on foreign dividends are recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in “Net realized gain (loss) from investments” on the Statement of Operations and totaled $3,778 for the year ended December 31, 2017. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this arrangement is included in “Custodian fees” on the Statement of Operations with the corresponding expense offset shown as “Expenses paid indirectly.”

2. Management Fees and Other Transactions with Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisers, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.75% of the first $200 million of the average daily net assets of the Fund; 0.65% of the next $300 million; and 0.60% of average daily net assets in excess of $500 million. The fee is calculated daily and paid monthly.

Templeton Investment Counsel, LLC, Franklin Advisers, Inc., Franklin Advisory Services, LLC, and Franklin Mutual Advisers, LLC (the “Sub-Advisers”) are each responsible for the day-to-day management of a portion of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisers a fee based on their respective managed portion of the Fund’s average daily net assets. SSGA Funds Management, Inc. (“SSGA”) is responsible for managing the Fund’s volatility management overlay. For these services, LIAC, not the Fund, pays SSGA a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administrative expenses” on the Statement of Operations. For the year ended December 31, 2017, costs for these administrative and legal services were as follows:

Administrative	$52,685
Legal	9,158

Lincoln Life also provides certain contract holder and additional corporate services to the Fund. Effective May 1, 2017, the Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund’s average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $83,508 for the year ended December 31, 2017.

The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized

LVIP Franklin Templeton Global Equity Managed Volatility Fund–17

LVIP Franklin Templeton Global Equity Managed Volatility Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions with Affiliates (continued)

to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fees are calculated daily and paid monthly.

At December 31, 2017, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$546,189
Distribution fees payable to LFD	192,136
Shareholder servicing fees payable to Lincoln Life	24,552

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

3. Investments

For the year ended December 31, 2017, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$141,084,019
Sales	162,845,236

At December 31, 2017, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:

Cost of investments and derivatives	$761,762,255

Aggregate unrealized appreciation of investments and derivatives	$272,397,386
Aggregate unrealized depreciation of investments and derivatives	(29,379,160)

Net unrealized appreciation of investments and derivatives	$243,018,226

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

LVIP Franklin Templeton Global Equity Managed Volatility Fund–18

LVIP Franklin Templeton Global Equity Managed Volatility Fund

Notes to Financial Statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2017:

	Level 1	Level 2	Total

Investments:
Assets:
Common Stock
Argentina	$815,640	$—	$815,640
Canada	11,190,594	—	11,190,594
China	6,916,997	327,661	7,244,658
Finland	399,362	545,402	944,764
France	2,187,436	34,368,349	36,555,785
Germany	8,920,613	23,633,014	32,553,627
Hong Kong	931,689	26,954,103	27,885,792
Ireland	1,999,416	3,203,517	5,202,933
Israel	6,135,753	—	6,135,753
Italy	—	7,635,851	7,635,851
Japan	—	45,337,823	45,337,823
Netherlands	981,067	20,304,016	21,285,083
Norway	2,517,025	6,176,931	8,693,956
Portugal	—	4,378,044	4,378,044
Republic of Korea	2,225,999	19,657,689	21,883,688
Singapore	2,002,731	2,319,157	4,321,888
South Africa	—	748,044	748,044
Spain	184,436	—	184,436
Sweden	284,923	1,447,752	1,732,675
Switzerland	6,490,932	14,792,491	21,283,423
Taiwan	5,447,910	—	5,447,910
Thailand	4,588,543	—	4,588,543
United Kingdom	28,623,435	42,923,626	71,547,061
United States	571,634,804	—	571,634,804
Corporate Bonds	—	1,057,877	1,057,877
Preferred Stock	—	1,453,398	1,453,398
Money Market Fund	71,299,465	—	71,299,465
Short-Term Investments	—	11,474,609	11,474,609

Total Investments	$735,778,770	$268,739,354	$1,004,518,124

Derivatives:
Assets:
Foreign Currency Exchange Contracts	$—	$2,030	$2,030

Futures Contracts	$869,866	$—	$869,866

Liabilities:
Foreign Currency Exchange Contracts	$—	$(414,421)	$(414,421)

Futures Contracts	$(195,118)	$—	$(195,118)

There were no Level 3 investments at the beginning or end of the year.

As a result of utilizing international fair value pricing at December 31, 2017, a portion of the portfolio was categorized as Level 2.

During the year ended December 31, 2017, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments that resulted from the Fund’s use of international fair value pricing during the period. In accordance with the fair value procedures described in Note 1, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

LVIP Franklin Templeton Global Equity Managed Volatility Fund–19

LVIP Franklin Templeton Global Equity Managed Volatility Fund

Notes to Financial Statements (continued)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the year ended December 31, 2017 and 2016 was as follows:

	Year Ended
	12/31/17	12/31/16
Ordinary income	$10,894,853	$11,413,755

5. Components of Net Assets on a Tax Basis

As of December 31, 2017, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$830,634,416
Undistributed ordinary income	500,023
Capital loss carryforwards	(67,668,613)
Net unrealized appreciation	243,018,226

Net assets	$1,006,484,052

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales, mark-to-market of futures contracts, mark-to-market of forward currency contracts and tax treatment of passive foreign investment companies.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of passive foreign investment companies, tax treatment of gain (loss) on foreign currency transactions and expiring capital loss carryforwards. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2017, the Fund recorded the following reclassifications:

Distributions in Excess of Net Investment Income	Accumulated Net Realized Loss on Investments	Paid in Capital
$(1,550,036)	$15,058,770	$(13,508,734)

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses; however there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized, due to the fact that post-enactment capital losses must be utilized before pre-enactment capital loss carryovers. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss, whereas before the Act, capital losses carried forward were treated as short-term.

As of December 31, 2017, the Fund had the following capital loss carryforwards for federal income tax purposes:

Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$46,679,171	$20,989,442	$67,668,613

In 2017, the Fund utilized $38,132,383 of capital loss carryforwards and had pre-enactment capital loss carryforwards of $13,508,734 expire.

LVIP Franklin Templeton Global Equity Managed Volatility Fund–20

LVIP Franklin Templeton Global Equity Managed Volatility Fund

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/17	12/31/16
Shares sold:
Standard Class	126,778	258,606
Service Class	2,407,272	4,389,510
Shares reinvested:
Standard Class	33,344	42,053
Service Class	271,218	337,707

	2,838,612	5,027,876

Shares redeemed:
Standard Class	(356,049)	(433,212)
Service Class	(3,525,644)	(3,613,241)

	(3,881,693)	(4,046,453)

Net increase (decrease)	(1,043,081)	981,423

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result, should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. At December 31, 2017 the Fund pledged securities with a value of $322,747 as collateral for foreign currency exchange contracts.

During the year ended December 31, 2017, the Fund used foreign currency exchange contracts to fix the U.S. dollar value of a security between trade date and settlement date; to hedge the U.S. dollar value of securities it already owned that were denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions.

Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund’s investments; to facilitate investments in portfolio securities; and to reduce cost. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

During the year ended December 31, 2017, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuation in value caused by changes in interest rates or market conditions and as a cash management tool.

LVIP Franklin Templeton Global Equity Managed Volatility Fund–21

LVIP Franklin Templeton Global Equity Managed Volatility Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

Fair values of derivative instruments as of December 31, 2017 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Foreign currency exchange contracts (Currency contracts)	Receivables and other assets net of liabilities	$2,030	Receivables and other assets net of liabilities	$(414,421)
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	589,758	Receivables and other assets net of liabilities	(195,118)
Futures contracts (Currency contracts)	Receivables and other assets net of liabilities	280,108	Receivables and other assets net of liabilities	—

Total		$871,896		$(609,539)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2017 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$(1,839,791)	$(487,557)
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	8,913,959	(238,753)
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	1,098,407	583,183

Total		$8,172,575	$(143,127)

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2017.

	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average cost)	$709,205	$23,378,840
Futures contracts (average notional value)	$78,660,934	$—

8. Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933 (the Act), as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.

LVIP Franklin Templeton Global Equity Managed Volatility Fund–22

LVIP Franklin Templeton Global Equity Managed Volatility Fund

Notes to Financial Statements (continued)

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Recent Regulatory Reporting Updates

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amended Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. As of August 1, 2017, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.

11. Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017–08, Receivables–Nonrefundable Fees and Other Costs (Subtopic 310–20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

12. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Franklin Templeton Global Equity Managed Volatility Fund–23

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of LVIP Franklin Templeton Global Equity Managed Volatility Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of LVIP Franklin Templeton Global Equity Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.

Philadelphia, Pennsylvania

February 22, 2018

LVIP Franklin Templeton Global Equity Managed Volatility Fund–24

LVIP Franklin Templeton Global Equity Managed Volatility Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2017, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 22-23 and September 11-12, 2017, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various sub-advisers (collectively, with the investment management agreement, the “Advisory Agreements” and each individually an “Advisory Agreement”) for various series of the Trust (each a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the sub-advisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the sub-advisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement.

The Board considered that the Funds are managed with an actively managed risk-management overlay using up to 20% of a Fund’s net assets (the “Risk-Management Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and to reduce the impact on a Fund’s portfolio of significant market downturns during periods of high volatility. Each Fund’s sub-adviser manages the remaining 80-100% of the Fund’s net assets according to the investment mandate (the “Equity Sleeve”). The Board considered that the Funds’ investments in exchange-traded futures and their resulting costs limit the upside participation of the Funds in strong, increasing markets relative to unhedged funds. The Board also considered that SSGA Funds Management, Inc. (“SSGA”) had been appointed sub-adviser to the Risk-Management Sleeve of the Managed Volatility Funds effective May 1, 2016. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information (including total return and standard deviation) provided by Morningstar for the standard class of each Fund compared to the returns of a benchmark index for the one, three and five year periods, as applicable, ended March 31, 2017. The Board noted LIAC’s view that the performance peer group of mutual funds provided by Morningstar provided little comparative value as the performance peer group did not generally include an actively managed volatility management overlay. The Board also considered

LVIP Franklin Templeton Global Equity Managed Volatility Fund–25

LVIP Franklin Templeton Global Equity Managed Volatility Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

an in-person presentation by representatives of Oliver Wyman, an independent management consulting firm, that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of risk control funds from 11 variable annuity sponsors.

The Board considered that LIAC had delegated day-to-day portfolio management of the Risk-Management Sleeve to SSGA and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model. The Board considered an in-person presentation by representatives of SSGA regarding the performance of the Managed Volatility Funds sub-advised by SSGA as well as presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve. The Board also considered that in February, 2016, the managed volatility model was adjusted with the intention of reducing its negative contribution to returns in certain markets while maintaining market downside protection. The Board noted LIAC’s view that it expects the negative impact of the volatility management overlay to dampen over a full market cycle. The Board concluded that LIAC had appropriately reviewed and monitored SSGA’s performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the investment management fee for the Fund was lower than the median investment management fee of the Morningstar expense peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares.

Approval of Subadvisory Agreements

Risk-Management Sleeve - Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA on behalf of the each of the Funds, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board reviewed the services provided by SSGA, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of SSGA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.

Performance. The Board considered that SSGA’s responsibility was to implement trading based on the managed volatility model and that traditional measures of performance would not be relevant in assessing SSGA’s implementation of the model. The Board also considered that in February, 2016, the managed volatility model was adjusted with the intention that the risk overlay would reduce the negative contribution to returns in certain markets while maintaining market downside protection. The Board noted LIAC’s view that it expects the negative impact of the volatility management overlay to dampen over a full market cycle. The Board also considered various in-person presentations related to the performance of the Risk-Management Sleeve by representatives of SSGA and Oliver Wyman. The Board concluded that the services provided by SSGA were satisfactory.

Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule, noted that SSGA stated that it did not provide similar managed volatility subadvisory services to any other investment companies. The Board considered that LIAC compensates SSGA from its fees and that the subadvisory fee schedule was negotiated between LIAC and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.

Profitability and Fallout Benefits. The Board noted that the subadvisory fee schedule was negotiated between LIAC and SSGA, an unaffiliated third party, and that LIAC compensates SSGA from its fees. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Fund in the marketplace and its ability to leverage resources.

LVIP Franklin Templeton Global Equity Managed Volatility Fund–26

LVIP Franklin Templeton Global Equity Managed Volatility Fund

Other Fund Information (unaudited) (continued)

Equity Sleeve - Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreements between LIAC and Templeton Investment Counsel, LLC, Franklin Advisers, Inc., Franklin Advisory Services, LLC, and Franklin Mutual Advisers, LLC, (together, the “Franklin Templeton Advisers”) each on behalf of the Fund, the Board considered the nature, extent and quality of services provided by the Franklin Templeton Advisers under each of the subadvisory agreements. The Board reviewed the services provided, the background of the investment professionals servicing the Fund and the reputation, resources and investment approach of the Franklin Templeton Advisers. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.

Performance. The Board considered that the sub-advisers manage the Equity Sleeve. The Board reviewed the Fund’s total return and standard deviation compared to the total returns and standard deviation of the MSCI World Net Risk Control 10% Total Return USD Index. The Board noted the Fund’s total return was above the return of benchmark index for the one year period and below the return of the benchmark index for the three and five year periods. The Board considered that Franklin Advisers, Inc., Franklin Advisory Services, LLC, and Franklin Mutual Advisers, LLC were added as additional sub-advisers to the Fund effective February 2016 for increased diversification. The Board concluded that the services provided by the Franklin Templeton Advisers were satisfactory.

Subadvisory Fee. The Board considered the subadvisory fee schedules, three of which contain breakpoints, and noted the Franklin Templeton Advisers’ statement that they do not provide subadvisory services to any funds with an investment strategy similar to the Fund’s. The Board considered that LIAC compensates the Franklin Templeton Advisers from its fees and that the subadvisory fee schedules were negotiated between LIAC and the Franklin Templeton Advisers, which are unaffiliated. The Board concluded that the subadvisory fees were reasonable.

Profitability, Economies of Scale and Fallout Benefits. With respect to profitability, the Board considered that the subadvisory fee schedules, three of which contain breakpoints, were negotiated between LIAC and the respective Franklin Templeton Advisers, which are unaffiliated, and that LIAC compensates the Franklin Templeton Advisers from its fees. The Board reviewed materials provided by the Franklin Templeton Advisers as to any additional benefits they receive and noted their statement that they may receive reputational benefits from their association with the complex, and considered that the Franklin Templeton Advisers may receive research and services from brokerage commissions by the Fund that may be shared with advisory affiliates.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements are in the best interests of each Fund.

LVIP Franklin Templeton Global Equity Managed Volatility Fund–27

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.

The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.

The term Fund Complex includes the 92 series of Lincoln Variable Insurance Products Trust.

Interested Trustee

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Ellen G. Cooper*	Chairman	Since	Executive Vice President and Chief	92	Formerly: Lincoln
150 N. Radnor-Chester	and Trustee	September 2015	Investment Officer; Lincoln Financial Group;		Advisors
Road,			Director and Chairman,		Trust
Radnor, PA 19087			Lincoln Investment Advisors Corporation;
YOB: 1964			Formerly: Managing Director, Goldman Sachs
Asset Management

* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of both the Advisor and The Lincoln National Life Insurance Company, the parent company of the Trust’s Adviser.

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Steve A. Cobb**	Trustee	Since January	Managing Director, CID Capital (private	92	Formerly: Lincoln
1300 S. Clinton Street		2013	equity firm)		Advisors
Fort Wayne, IN 46802					Trust
YOB: 1971

Elizabeth S. Hager	Trustee	Since April 2007	Retired; Formerly: State Representative, State	92	Formerly: Lincoln
1300 S. Clinton Street			of New Hampshire; Executive Director, United		Advisors
Fort Wayne, IN 46802			Way of Merrimack County; Executive Vice		Trust
YOB: 1944			President, Granite United Way

Gary D. Lemon, Ph.D.	Trustee	Since February	Professor of Economics and Management,	92	Formerly: Lincoln
1300 S. Clinton Street		2006; Formerly:	DePauw University; Formerly: James W.		Advisors
Fort Wayne, IN 46802		Advisory Trustee	Emison Director of the Robert C. McDermond		Trust
YOB: 1948		(November 2004 to February 2006)	Center for Management and Entrepreneurship

Thomas A. Leonard	Trustee	Since December	Retired; Formerly: Partner of	92	Copeland Capital Trust
1300 S. Clinton Street		2013	PricewaterhouseCoopers LLP (accounting		since
Fort Wayne, IN 46802			firm)		2010 (mutual fund);
YOB: 1949					Formerly: AlphaOne Capital (2011-2013); Formerly: Lincoln Advisors Trust

LVIP Franklin Templeton Global Equity Managed Volatility Fund–28

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Charles I. Plosser***	Trustee	Since January	Public Governor for the Financial Industry	92	Rochester Gas and
1300 S. Clinton Street		2018	Regulatory Authority (FINRA); Formerly:		Electric
Fort Wayne, IN 46802			Chief Executive Officer and President of		Corporation
YOB: 1948			Federal Reserve Bank of Philadelphia, Inc.

Thomas D. Rath	Trustee	Since April 2007	Managing Partner, Rath, Young and Pignatelli,	92	Associated Grocers of
1300 S. Clinton Street			P.C. (law firm)		New England
Fort Wayne, IN 46802					(Director Emeritus);
YOB: 1945					Formerly:
					Lincoln Trust Advisors

Pamela L. Salaway	Trustee	Since December	Retired; Formerly: Chief Risk	92	Formerly: Lincoln
1300 S. Clinton Street		2013	Officer, Bank of		Advisors
Fort Wayne, IN 46802			Montreal/Harris Financial		Trust
YOB: 1957			Corp. U.S. Operations

Kenneth G. Stella**	Trustee	Since February	Retired; President Emeritus,	92	St. Vincent Health;
1300 S. Clinton Street		1998	Indiana Hospital Association;		Formerly:
Fort Wayne, IN 46802			Formerly: President, Indiana		Lincoln Advisors Trust
YOB: 1943			Hospital Association

David H. Windley	Trustee	Since August	Retired; Formerly: Director of	92	Formerly: Lincoln
1300 S. Clinton Street		2004	Blue & Co., LLC (accounting		Advisors
Fort Wayne, IN 46802			firm)		Trust
YOB: 1943

Nancy B. Wolcott	Trustee	Since October	Retired; Formerly: EVP, Head of GFI Client	92	Trustee of
1300 S. Clinton Street		2017	Service Delivery,		FundVantage Trust
Fort Wayne, IN 46802			BNY Mellon from January 2012 to May 2014;
YOB: 1954			EVP, Head of US Funds Services, BNY Mellon
			from July 2010 to January 2012

** Steve A. Cobb, is the son-in-law of Kenneth G. Stella.

*** Charles I. Plosser was appointed Trustee effective January 1, 2018.

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

Jayson R. Bronchetti	President	Since April 2016; Formerly: Vice President	President, Lincoln Investment Advisors
150 N. Radnor-Chester		August 2015 to April 2016	Corporation; Vice President and Head of Funds
Road			Management, The Lincoln National Life
Radnor, PA 19087			Insurance Company.
YOB: 1979

Jeffrey D. Coutts	Senior Vice	Since March 2012	Treasurer, Lincoln National Corporation;
1300 S. Clinton Street	President		Director, Lincoln Investment Advisors
Fort Wayne, IN 46802	and		Corporation; Formerly, Senior Vice President,
YOB: 1969	Treasurer		Insurance Solutions Financial Management, The
Lincoln National Life Insurance Company; Vice
President, Product Development, Employer
Markets Division, The Lincoln National Life
Insurance Company.

LVIP Franklin Templeton Global Equity Managed Volatility Fund–29

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006

Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.

Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Vice President, Secretary, and Chief Legal Officer	Since October 2016

Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President and Chief Compliance Officer, Lincoln National Corporation; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Deputy General Counsel, Janney Montgomery Scott LLC.

Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015

Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.

Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014

Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.

John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

LVIP Franklin Templeton Global Equity Managed Volatility Fund–30

LVIP Franklin Templeton Multi-Asset Opportunities Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2017

LVIP Franklin Templeton Multi-Asset Opportunities Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Franklin Templeton Multi-Asset Opportunities Fund

2017 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation

Sub-advised by: Franklin Advisers, Inc.

The Fund returned 10.74% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2017, while its benchmark, the Franklin Multi-Asset Opportunities Composite1, returned 13.79%; and its broad-based benchmark index, Bloomberg Barclays U.S. Aggregate Bond Index2 and the MSCI All Country World Index (net dividends)3, returned 3.54% and 23.97%, respectively.

The global economy grew moderately during the 12 months under review. Global developed and emerging market stocks rose significantly, as measured by the MSCI All Country World Index. Global markets reflected investor concerns about political uncertainty in the US and the European Union (EU), the terms of the UK’s exit from the EU, geopolitical tensions in various regions, global oil oversupply and hawkish comments from key central bankers around the world. However, global markets were aided by price gains in oil and other commodities, generally upbeat economic data across regions, the European Central Bank’s extension of its monetary easing program, and investor optimism about pro-growth and pro-business policies in the US. The prospect for reforms in the EU with the election of Emmanuel Macron as France’s president, encouraging corporate earnings reports and the passage of the US tax reform bill also supported global stocks.

Asset allocation decisions and underlying fund selection strengthened relative returns for the 12-month period. The Fund held a structural equity overweighting, particularly to the U.S. and an underweighting to fixed income. However, the Fund under performed its blended benchmark for the 12 months ended December 31, 2017.

Overall, the U.S. equity allocation kept pace with major U.S. indexes. Franklin Growth Fund, the largest underlying fund holding during the period, significantly outperformed the S&P 500®4 and was the strongest contributor to returns. Overweighted allocations in the industrials and information technology (IT) sectors were the main performance drivers, with stock selection across industries also helping performance. Franklin Growth Opportunities Fund outperformed, driven by stock selection and a large IT weighting. The US equity allocation also included Franklin Rising Dividends Fund and Franklin Small Cap Value Fund. Franklin Rising Dividends Fund slightly underperformed the S&P 500 as its underweighting in IT and financials detracted from performance, while stock selection in materials and industrials contributed. Franklin Small Cap Value Fund’s returns were flat for most of 2017, but it rallied in the fourth quarter as talks of US tax reform benefited small cap value stocks. Nevertheless, the Fund weighed on relative results for the period.

Within non-U.S. equity markets, Franklin Mutual Global Discovery Fund detracted from relative performance, largely due to security selection in financials, IT and health care. For example, Israel-based Teva Pharmaceutical Industries experienced a series of challenges during the period, negatively impacting performance. Currency positioning, as well as a value style bias that was out of favor in a year dominated by growth, also weighed on the Fund’s relative results. We decreased the size of this fund position during the review period in favor of US equities.

Fixed income helped overall Fund performance, largely due to an underweighted allocation relative to the benchmark. Overall, the fixed income component kept pace with its benchmark during the period. We held a cautious view of U.S. and other developed market sovereign debt as we considered valuations expensive, particularly in the eurozone, where term premiums were the lowest among government bonds. Improving global growth with inflation trending higher also warranted lower exposure to government bonds, from our perspective. Fund selection in fixed income boosted relative results, with Franklin Total Return Fund providing a modest contribution.

Portfolio Manager:

Franklin Advisers, Inc.: Thomas Nelson

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 5/1/14 through 12/31/17

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Franklin Templeton Multi-Asset Opportunities Fund Standard Class shares on 5/1/14 (commencement of operations). As the chart shows, by 12/31/17, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,034 for the Standard Class Shares and to $10,933 for the Service Class shares. For comparison, look at how the Franklin Multi-Asset Opportunities Composite and Bloomberg Barclays U.S. Aggregate Bond Index did over the same period. The same $10,000 investment would have increased to $12,746 and $11,026, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Effective 1/1/17, the broad-based benchmark changed from the MSCI All Country World Index (net dividends) in order to reflect the investment strategy of the Fund. For comparison the same $10,000 investment from the same period of time for the MSCI All Country World Index (net dividends) would have increased to $13,326.

LVIP Franklin Templeton Multi-Asset Opportunities Fund–1

LVIP Franklin Templeton Multi-Asset Opportunities Fund

2017 Annual Report Commentary (unaudited) (continued)

Average annual total returns on investment	Ended 12/31/17
Standard Class Shares
One Year	+ 10.74%
Inception (5/1/14)	+ 2.72%

Service Class Shares
One Year	+ 10.47%
Inception (5/1/14)	+ 2.46%

1.

The Franklin Multi-Asset Opportunities Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s advisor. The Franklin Multi-Asset Opportunities Composite is constructed as follows: 40% S&P 500® Index, 15% MSCI EAFE Index and 45% Bloomberg Barclays U.S. Aggregate Bond Index.

2.

The Bloomberg Barclays U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million paramount outstanding.

3.

The MSCI All Country World Index (net dividends) is a free float-adjusted market capitalization weighted index that measures equity market performance of developed markets. The index consists of more than 20 developed-market country indexes, including the United States.

4.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.

LVIP Franklin Templeton Multi-Asset Opportunities Fund–2

LVIP Franklin Templeton Multi-Asset Opportunities Fund

Disclosure

      OF FUND EXPENSES (unaudited)

For the Period July 1, 2017 to December 31, 2017

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers and reimbursements in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Annualized Expense Ratio	Expenses Paid During Period 7/1/17 to 12/31/17*
Actual
Standard Class Shares	$1,000.00	$1,051.60	0.42%	$2.17
Service Class Shares	1,000.00	1,050.30	0.67%	3.46
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.09	0.42%	$2.14
Service Class Shares	1,000.00	1,021.83	0.67%	3.41

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in the table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP Franklin Templeton Multi-Asset Opportunities Fund–3

LVIP Franklin Templeton Multi-Asset Opportunities Fund

Security Type/Sector Allocations (unaudited)

As of December 31, 2017

Security Type/Sector	Percentage of Net Assets
Investment Companies	100.90%
Equity Funds	47.85%
Fixed Income Funds	37.68%
Global Equity Fund	13.62%
Money Market Fund	1.75%
Total Value of Securities	100.90%
Liabilities Net of Receivables and Other Assets	(0.90%)
Total Net Assets	100.00%

LVIP Franklin Templeton Multi-Asset Opportunities Fund–4

LVIP Franklin Templeton Multi-Asset Opportunities Fund

Statement of Net Assets

December 31, 2017

	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES–100.90%
Equity Funds–47.85%
² Franklin Growth Fund	38,795	$3,667,700
² Franklin Strategic Series–Franklin Growth Opportunities Fund	35,791	1,404,086
✢ Franklin Templeton Variable Insurance Products Trust–
Franklin Rising Dividends VIP Fund	80,785	2,359,717
Franklin Small Cap Value VIP Fund	83,128	1,698,295

		9,129,798

Fixed Income Funds–37.68%
² Franklin Total Return Fund	265,407	2,614,261
iShares Core U.S. Aggregate Bond ETF	41,845	4,574,914

		7,189,175

	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES (continued)
Global Equity Fund–13.62%
² Franklin Mutual Global Discovery Fund	80,208	$2,599,543

		2,599,543

Money Market Fund–1.75%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 1.15%)	333,442	333,442

		333,442

Total Investment Companies (Cost $18,388,569)		19,251,958

TOTAL VALUE OF SECURITIES–100.90% (Cost $18,388,569)	19,251,958
«LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.90%)	(171,172)

NET ASSETS APPLICABLE TO 1,860,158 SHARES OUTSTANDING–100.00%	$19,080,786

NET ASSET VALUE PER SHARE–LVIP FRANKLIN TEMPLETON MULTI-ASSET OPPORTUNITIES FUND STANDARD CLASS ($1,118,604 / 109,042 Shares)	$10.258

NET ASSET VALUE PER SHARE–LVIP FRANKLIN TEMPLETON MULTI-ASSET OPPORTUNITIES FUND SERVICE CLASS ($17,962,182 / 1,751,116 Shares)	$10.258

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2017:
Shares of beneficial interest (unlimited authorization–no par)	$18,479,291
Accumulated net realized loss on investments	(261,895)
Net unrealized appreciation of investments and foreign currencies	863,390

TOTAL NET ASSETS	$19,080,786

²	Class R-6 shares.

✢	Class 1 shares.

«

Includes $971 payable for fund shares redeemed, $164,718 payable for securities purchased, $715 expense reimbursement receivable from Lincoln Investment Advisors Corporation, $9,279 due to manager and affiliates, and $19,685 other accrued expenses payable at December 31, 2017.

ETF–Exchange-Traded Fund

See accompanying notes, which are an integral part of the financial statements.

LVIP Franklin Templeton Multi-Asset Opportunities Fund–5

LVIP Franklin Templeton Multi-Asset

Opportunities Fund

Statement of Operations

Year Ended December 31, 2017

INVESTMENT INCOME:
Dividends	$386,888

EXPENSES:
Management fees	114,818
Distribution fees-Service Class	35,581
Professional fees	23,729
Reports and statements to shareholders	7,033
Accounting and administration expenses	3,722
Shareholder servicing fees	3,218
Consulting fees	1,808
Trustees’ fees and expenses	426
Custodian fees	388
Other	43

190,766
Less:
Management fees waived	(65,829)
Expenses reimbursed	(24,996)
Expenses paid indirectly	(62)

Total operating expenses	99,879

NET INVESTMENT INCOME	287,009

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Distributions from investment companies	338,439
Investments	11,480
Foreign currencies	23
Foreign currency exchange contracts	(3)

Net realized gain	349,939

Net change in unrealized appreciation (depreciation) of:
Investments	881,701
Foreign currencies	140

Net change in unrealized appreciation (depreciation)	881,841

NET REALIZED AND UNREALIZED GAIN	1,231,780

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,518,789

See accompanying notes, which are an integral part of the financial statements.

LVIP Franklin Templeton Multi-Asset

Opportunities Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/17	12/31/16
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$287,009	$141,350
Net realized gain (loss)	349,939	(665,476)
Net change in unrealized appreciation (depreciation)	881,841	648,165

Net increase in net assets resulting from operations	1,518,789	124,039

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(18,987)	(10,955)
Service Class	(259,858)	(90,859)
Net realized gain:
Standard Class	—	(2,601)
Service Class	—	(28,321)
Return of capital:
Standard Class	(6,979)	—
Service Class	(112,084)	—

	(397,908)	(132,736)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	39,261	27,461
Service Class	6,787,216	720,880
Reinvestment of dividends and distributions:
Standard Class	25,966	13,556
Service Class	371,942	119,180

	7,224,385	881,077

Cost of shares redeemed:
Standard Class	(70,152)	(15,985)
Service Class	(1,437,859)	(541,292)

	(1,508,011)	(557,277)

Increase in net assets derived from capital share transactions	5,716,374	323,800

NET INCREASE IN NET ASSETS	6,837,255	315,103
NET ASSETS:
Beginning of year	12,243,531	11,928,428

End of year	$19,080,786	$12,243,531

Distributions in excess of net investment income	$—	$(18,034)

See accompanying notes, which are an integral part of the financial statements.

LVIP Franklin Templeton Multi-Asset Opportunities Fund–6

LVIP Franklin Templeton Multi-Asset Opportunities Fund

Financial Highlights

Select data for each share of the Fund outstanding through each period were as follows:

	LVIP Franklin Templeton Multi-Asset Opportunities Fund Standard Class
	12/31/17	Year Ended 12/31/16	12/31/15	5/1/14[1] to 12/31/14
Net asset value, beginning of period	$9.483	$9.487	$9.938	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.210	0.133	0.161	0.165
Net realized and unrealized gain (loss)	0.808	(0.012)	(0.429)	(0.053)

Total from investment operations	1.018	0.121	(0.268)	0.112

Less dividends and distributions from:
Net investment income	(0.179)	(0.101)	(0.120)	(0.174)
Net realized gain	—	(0.024)	(0.063)	—
Return of capital	(0.064)	—	—	—

Total dividends and distributions	(0.243)	(0.125)	(0.183)	(0.174)

Net asset value, end of period	$10.258	$9.483	$9.487	$9.938

Total return[3]	10.74%	1.34%	(2.76% )	1.11%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,119	$1,040	$1,015	$1,054
Ratio of expenses to average net assets[4]	0.42%	0.57%	0.57%	0.57%
Ratio of expenses to average net assets prior to expenses waived/ reimbursed[4]	1.01%	1.46%	1.46%	1.33%
Ratio of net investment income to average net assets	2.10%	1.42%	1.61%	2.43%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.51%	0.53%	0.72%	1.68%
Portfolio turnover	56%	98%	55%	25%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Franklin Templeton Multi-Asset Opportunities Fund–7

LVIP Franklin Templeton Multi-Asset Opportunities Fund

Financial Highlights (continued)

Select data for each share of the Fund outstanding through each period were as follows:

	LVIP Franklin Templeton Multi-Asset Opportunities Fund Service Class
	12/31/17	Year Ended 12/31/16	12/31/15	5/1/14[1] to 12/31/14
Net asset value, beginning of period	$9.483	$9.488	$9.938	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.186	0.109	0.136	0.148
Net realized and unrealized gain (loss)	0.807	(0.012)	(0.428)	(0.053)

Total from investment operations	0.993	0.097	(0.292)	0.095

Less dividends and distributions from:
Net investment income	(0.154)	(0.078)	(0.095)	(0.157)
Net realized gain	—	(0.024)	(0.063)	—
Return of capital	(0.064)	—	—	—

Total dividends and distributions	(0.218)	(0.102)	(0.158)	(0.157)

Net asset value, end of period	$10.258	$9.483	$9.488	$9.938

Total return[3]	10.47%	1.09%	(3.00% )	0.94%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$17,962	$11,204	$10,913	$9,676
Ratio of expenses to average net assets[4]	0.67%	0.82%	0.82%	0.82%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	1.26%	1.71%	1.71%	1.58%
Ratio of net investment income to average net assets	1.85%	1.17%	1.36%	2.18%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.26%	0.28%	0.47%	1.43%
Portfolio turnover	56%	98%	55%	25%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Franklin Templeton Multi-Asset Opportunities Fund–8

LVIP Franklin Templeton Multi-Asset Opportunities Fund

Notes to Financial Statements

December 31, 2017

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 92 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Franklin Templeton Multi-Asset Opportunities Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund operates under a fund of funds structure and invests substantially all of its assets in open-end investment companies, including exchange-traded funds (“ETFs”) and mutual funds that are advised by unaffiliated managers (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments. Financial statements for the Underlying Funds can be found at www.sec.gov.

The Fund’s investment objective is to seek long-term growth of capital.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–ETFs, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (“NYSE”) on the valuation date. ETFs traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available. The Fund values Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the NYSE on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information. Investments in money market funds have a stable NAV.

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended December 31, 2017 and for all open tax years (years ended December 31, 2014–December 31, 2016), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2017, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities

LVIP Franklin Templeton Multi-Asset Opportunities Fund–9

LVIP Franklin Templeton Multi-Asset Opportunities Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

are those of the specific securities sold. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2017.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this arrangement is included in “Custodian fees” on the Statement of Operations with the corresponding expense offset shown as “Expenses paid indirectly.”

2. Management Fees and Other Transactions with Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.75% of the Fund’s average daily net assets. The fee is calculated daily and paid monthly. This fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds. LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.43% of the Fund’s average daily net assets. This agreement will continue through at least April 30, 2018, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.

LIAC has contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.42% of the average daily net assets for the Standard Class and 0.67% for the Service Class. This agreement will continue through at least April 30, 2018, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

Franklin Advisers, Inc. (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For its services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2017, fees for these administrative and legal services were as follows:

Administrative	$863
Legal.	146

Lincoln Life also provides certain contract holder and additional corporate services to the Fund. Effective May 1, 2017, the Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund’s average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $755 for the year ended December 31, 2017.

The Fund currently offers two classes of shares; the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fees is calculated daily and paid monthly.

In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.

LVIP Franklin Templeton Multi-Asset Opportunities Fund–10

LVIP Franklin Templeton Multi-Asset Opportunities Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions with Affiliates (continued)

At December 31, 2017, the Fund had receivables due from and liabilities payable to affiliates as follows:

Expense reimbursement receivable from LIAC	$715
Management fees payable to LIAC	5,082
Distribution fees payable to LFD	3,736
Shareholder servicing fees payable to Lincoln Life	461

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

At December 31, 2017, Lincoln Life directly owned 57.36% of the Fund.

3. Investments

For the year ended December 31, 2017, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$15,765,934
Sales	8,480,322

At December 31, 2017, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Fund were as follows:

Cost of investments	$18,406,680

Aggregate unrealized appreciation of investments	$873,063
Aggregate unrealized depreciation of investments	(27,784)

Net unrealized appreciation of investments	$845,279

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2017:

Level 1
Investments:
Assets:
Investment Companies	$19,251,958

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2017, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

LVIP Franklin Templeton Multi-Asset Opportunities Fund–11

LVIP Franklin Templeton Multi-Asset Opportunities Fund

Notes to Financial Statements (continued)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the year ended December 31, 2017 and 2016 were as follows:

	Year Ended
	12/31/17	12/31/16
Ordinary income	$278,845	$101,814
Long-term capital gain	—	30,922
Return of capital	119,063	—

Total	$397,908	$132,736

5. Components of Net Assets on a Tax Basis

As of December 31, 2017, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$18,479,291
Capital loss carryforwards	(243,784)
Net unrealized appreciation	845,279

Net assets	$19,080,786

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions and distributions received from underlying funds. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2017, the Fund recorded the following reclassifications:

Distributions in Excess of Net Investment Income	Accumulated Net Realized Loss on Investments
$9,870	$(9,870)

The Regulated Investment Company Modernization Act of 2010 (“Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

As of December 31, 2017, the Fund had the following capital loss carryforwards for federal income tax purposes:

Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$109,873	$133,911	$243,784

In 2017, the Fund utilized $269,904 of capital loss carryforwards.

LVIP Franklin Templeton Multi-Asset Opportunities Fund–12

LVIP Franklin Templeton Multi-Asset Opportunities Fund

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/17	12/31/16
Shares sold:
Standard Class	3,809	2,902
Service Class	677,927	76,868

Shares reinvested:
Standard Class	2,529	1,428
Service Class	36,231	12,562

	720,496	93,760

Shares redeemed:
Standard Class	(6,967)	(1,694)
Service Class	(144,496)	(58,183)

	(151,463)	(59,877)

Net increase	569,033	33,883

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risks that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. No foreign currency exchange contracts were outstanding at December 31, 2017.

During the year ended December 31, 2017, the Fund used foreign currency exchange contracts to facilitate or expedite the settlement of portfolio transactions.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2017 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$(3)	$—

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2017.

	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average cost)	$—	$4

LVIP Franklin Templeton Multi-Asset Opportunities Fund–13

LVIP Franklin Templeton Multi-Asset Opportunities Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

At December 31, 2017, the Fund had no open derivatives subject to offsetting provisions.

8. Market Risk

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Recent Regulatory Reporting Updates

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amended Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. As of August 1, 2017, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.

11. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Franklin Templeton Multi-Asset Opportunities Fund–14

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of LVIP Franklin Templeton Multi-Asset Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of LVIP Franklin Templeton Multi-Asset Opportunities Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the period from May 1, 2014 (commencement of operations) through December 31, 2014, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended and the period from May 1, 2014 (commencement of operations) through December 31, 2014, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.

Philadelphia, Pennsylvania

February 22, 2018

LVIP Franklin Templeton Multi-Asset Opportunities Fund–15

LVIP Franklin Templeton Multi-Asset Opportunities Fund

Other Fund Information (unaudited)

Tax Information

For the year ended December 31, 2017, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)	(B) Return of Capital Distributions (Tax Basis)	Total Distributions (Tax Basis)
70.08%	29.92%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 22-23 and September 11-12, 2017, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various sub-advisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the sub-advisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the sub-advisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information (including total return and standard deviation) provided by Morningstar for the standard class of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2017. The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Funds, and had delegated those duties to unaffiliated sub-advisers responsible for investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the sub-adviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the sub-advisers’ investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC

LVIP Franklin Templeton Multi-Asset Opportunities Fund–16

LVIP Franklin Templeton Multi-Asset Opportunities Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

had implemented an advisory fee waiver for the Fund through April 30, 2018. The Board noted that the investment management fees, without giving effect to the advisory fee waiver, were higher than the median investment management fee of the Morningstar peer group. The Board considered that the Fund’s net expense ratio was lower than the net expense ratio of the Morningstar peer group median. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered the Fund’s asset level and that LIAC had implemented an advisory fee waiver and an expense limitation for the Fund through April 30, 2018 and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Franklin Advisers, Inc. (“Franklin”) on behalf of the LVIP Franklin Templeton Multi-Asset Opportunities Fund, the Board considered the nature, extent and quality of services provided by Franklin under the subadvisory agreement. The Board reviewed the services provided by Franklin, the backgrounds of the investment professionals servicing the Fund and the reputation, resources and investment approach of Franklin. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.

Performance. The Board reviewed the Fund’s total return and standard deviation compared to the total return and standard deviation of a peer group of funds included in the Morningstar Allocation – 50% to 70% Equity funds category and a custom index (Franklin Multi-Asset Opportunities Composite). The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one year period. The Board considered that in January 2017, the Fund’s investment strategy was changed by shifting the Fund’s asset allocation focus to a domestic balanced asset allocation fund and by removing the Fund’s hedge fund and global fixed income fund allocations. The Board concluded that the services provided by Franklin were satisfactory.

Subadvisory Fee and Economies of Scale. The Board reviewed the Fund’s subadvisory fee schedule and noted Franklin’s statement that the Fund is a customized multi-asset portfolio and that currently there are no comparable funds advised by Franklin. The Board noted that the subadvisory fee was currently being waived as Franklin is compensated from the management fees from the underlying funds. The Board considered that the subadvisory fee schedule was negotiated between LIAC and Franklin, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.

Profitability and Fallout Benefits. The Board noted that the subadvisory fee schedule was negotiated between LIAC and Franklin, an unaffiliated third party, and that Franklin was waiving its subadvisory fee. The Board reviewed materials provided by Franklin as to any additional benefits it receives, and noted that Franklin stated that it may receive reputational benefits from its association with the complex and that Franklin may receive research and services from brokerage commissions generated by the Fund that may be shared with advisory affiliates.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.

LVIP Franklin Templeton Multi-Asset Opportunities Fund–17

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.

The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.

The term Fund Complex includes the 92 series of Lincoln Variable Insurance Products Trust.

Interested Trustee

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	Formerly: Lincoln Advisors Trust

* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of both the Advisor and The Lincoln National Life Insurance Company, the parent company of the Trust’s Adviser.

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	92	Formerly: Lincoln Advisors Trust

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	Formerly: Lincoln Advisors Trust

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	Formerly: Lincoln Advisors Trust

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Formerly: Lincoln Advisors Trust

LVIP Franklin Templeton Multi-Asset Opportunities Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Charles I. Plosser*** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Public Governor for the Financial Industry Regulatory Authority (FINRA); Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	92	Rochester Gas and Electric Corporation

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Associated Grocers of New England (Director Emeritus); Formerly: Lincoln Trust Advisors

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	Formerly: Lincoln Advisors Trust

Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	92	St. Vincent Health; Formerly: Lincoln Advisors Trust

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	92	Formerly: Lincoln Advisors Trust

Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012	92	Trustee of FundVantage Trust

** Steve A. Cobb, is the son-in-law of Kenneth G. Stella.

*** Charles I. Plosser was appointed Trustee effective January 1, 2018.

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.

Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.

LVIP Franklin Templeton Multi-Asset Opportunities Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.

Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Vice President, Secretary, and Chief Legal Officer	Since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President and Chief Compliance Officer, Lincoln National Corporation; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Deputy General Counsel, Janney Montgomery Scott LLC.

Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.

Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.

John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site http://www.sec.gov.

LVIP Franklin Templeton Multi-Asset Opportunities Fund–20

LVIP Franklin Templeton Value Managed Volatility Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2017

LVIP Franklin Templeton Value Managed Volatility Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Franklin Templeton Value Managed Volatility Fund

2017 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation

Subadvised by: SSGA Funds Management, Inc.

The Fund returned 11.20% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2017, while its benchmark, the S&P 500® Index1 returned 21.83% during the same period.

Because of expectations related to the pro-growth agenda espoused by newly-elected President Trump and U.S. Republicans, which included tax reform and less regulation, the US equity markets began 2017 positively as a continuation of the momentum experienced after Trump’s election in November 2016. Furthermore, economies outside of the U.S. largely continued accommodative monetary policies and, in many cases, expansionary fiscal policies, that were also supportive to non-U.S. equity markets from the outset of the year. As the year progressed, the International Monetary Fund (“the IMF”) upwardly revised economic growth estimates for many non-U.S. economies, including the European Union, Japan and many emerging market countries, with U.S economic growth being revised upward to a lesser extent. This synchronized global economic growth was the foundation for equity markets generating strong positive returns in 2017, along with non-U.S. equity markets outperforming U.S. equity markets for the first time since 2012 because many of those economies are in the early stages of an earnings recovery cycle. It is also notable that these returns were generated while encountering historically low volatility throughout the year.

As we expected, the Federal Reserve continued its path toward normalization of interest rates, with three 25-basis point interest rate increases during 2017 that brought the target Fed Funds rate to 1.25% - 1.50%. Despite these increases to short-term interest rates and a forecast of continued increases in 2018 and beyond, longer term interest rates stayed stubbornly low as the U.S. 10-year Treasury yield ended 2017 seven basis points lower than the end of 2016, and actually spent most of the year even lower. This dynamic, combined with credit spreads steadily tightening throughout 2017, allowed the major fixed income indexes to register positive returns.

For the full year, there was wide dispersion across investment style and size. Growth stocks outperformed value stocks across most asset classes. Additionally, large cap stocks outperformed small cap stocks, with emerging market equities being the notable exception where small cap stocks outperformed large cap stocks. The Information Technology sector was the leading performer, by a wide margin, in the U.S equity markets, with Energy and Telecom being the notable laggards. An interesting dynamic that manifested itself seemed to be that one or two industries seemed to dominate positive returns within each sector. For example, refining led the energy sector by a wide margin, homebuilders and casinos led the consumer sector, etc.

The Fund has a large cap value orientation, comprised of mostly U.S. equities, and includes a volatility management overlay. The Fund’s value style was out of favor during 2017 and contributed to underperformance versus the S&P 500 index.

The volatility management overlay component of the Fund did not have a meaningful impact on relative performance during 2017. During the past year, global equity markets experienced historically low levels of volatility, which allowed for the Fund’s volatility management overlay to be less impactful to overall Fund results given that volatility management strategies are designed to add value in the bear market portion of market cycles.

Portfolio Managers:
Lincoln Investment Advisors Corporation:	Jay Shearon
Amritansh Tewary
Alex Zeng

SSGA Funds Management, Inc.:	Timothy Furbush
Lorne Johnson
Michael Martel
Philip Lee

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 1/2/14 through 12/31/17

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Templeton Value Managed Volatility Fund shares on 1/2/14 (commencement of operations). As the chart shows, by 12/31/17, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,963 for the Standard Class shares and increased to $11,798 for the Service Class shares. For comparison, look at how the S&P 500 ® Index did over the same period. The same $10,000 investment would have increased to $15,722. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP Franklin Templeton Value Managed Volatility Fund–1

LVIP Franklin Templeton Value Managed Volatility Fund

2017 Annual Report Commentary (unaudited) (continued)

Average annual total returns on investment		Ended 12/31/17

Standard Class Shares
One Year	+	11.20%
Inception (1/2/14)	+	4.59%

Service Class Shares
One Year	+	10.82%
Inception (1/2/14)	+	4.23%

1.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.

LVIP Franklin Templeton Value Managed Volatility Fund–2

LVIP Franklin Templeton Value Managed Volatility Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2017 to December 31, 2017

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers and reimbursements in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Annualized Expense Ratio	Expenses Paid During Period 7/1/17 to 12/31/17*
Actual
Standard Class Shares	$1,000.00	$1,053.80	0.05%	$0.26
Service Class Shares	1,000.00	1,052.00	0.40%	2.07
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.95	0.05%	$0.26
Service Class Shares	1,000.00	1,023.19	0.40%	2.04

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies (“Underlying Funds”). In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in the table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP Franklin Templeton Value Managed Volatility Fund–3

LVIP Franklin Templeton Value Managed Volatility Fund

Security Type/Sector Allocation (unaudited)

As of December 31, 2017

Security Type/Sector	Percentage of Net Assets
Affiliated Investment	9.50%
Investment Company	9.50%
Equity Fund	9.50%
Unaffiliated Investments	90.39%
Investment Companies	90.39%
Equity Funds	85.55%
Money Market Fund	4.84%
Total Value of Securities	99.89%
Receivables and Other Assets Net of Liabilities	0.11%
Total Net Assets	100.00%

LVIP Franklin Templeton Value Managed Volatility Fund–4

LVIP Franklin Templeton Value Managed Volatility Fund

Schedule of Investments

December 31, 2017

	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT–9.50%
INVESTMENT COMPANY–9.50%
Equity Fund–9.50%
✢Franklin Templeton Variable Insurance Products Trust– Franklin Growth & Income VIP Fund	1,959,221	$31,974,480

Total Affiliated Investment (Cost $29,111,708)		31,974,480

UNAFFILIATED INVESTMENTS–90.39%
INVESTMENT COMPANIES–90.39%
Equity Funds–85.55%
✢Franklin Templeton Variable Insurance Products Trust– Franklin Income VIP Fund	5,707,693	95,432,635
Franklin Rising Dividends VIP Fund	1,097,855	32,068,336
Mutual Shares VIP Fund	7,744,062	160,379,525

		287,880,496

	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Money Market Fund–4.84%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 1.15%)	16,276,357	$16,276,357
		16,276,357

Total Unaffiliated Investments (Cost $279,732,375)		304,156,853

TOTAL VALUE OF SECURITIES–99.89% (Cost $308,844,083)	336,131,333
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.11%	376,048

NET ASSETS APPLICABLE TO 31,544,380 SHARES OUTSTANDING–100.00%	$336,507,381

✢	Class 1 shares.

The following futures contracts were outstanding at December 31, 2017:1

Futures Contracts

Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation	Value/ Unrealized Depreciation
Currency Contracts:
9	British Pound	$762,581	$752,877	3/20/18	$9,704	$—
8	Euro	1,207,550	1,182,024	3/20/18	25,526	—
8	Japanese Yen	891,400	885,374	3/20/18	6,026	—

					41,256	—

Equity Contracts:
72	E-mini S&P 500 Index	9,633,600	9,511,903	3/19/18	121,697	—
6	E-mini S&P MidCap 400 Index	1,141,440	1,132,432	3/19/18	9,008	—
27	Euro STOXX 50 Index	1,131,591	1,158,891	3/19/18	—	(27,300)
7	FTSE 100 Index	721,871	689,394	3/19/18	32,477	—
5	Nikkei 225 Index (OSE)	1,009,541	1,003,000	3/9/18	6,541	—

					169,723	(27,300)

Total Futures Contracts					$210,979	$(27,300)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

Summary of Abbreviations:

FTSE–Financial Times Stock Exchange

OSE–Osaka Securities Exchange

S&P–Standard & Poor’s

See accompanying notes, which are an integral part of the financial statements.

LVIP Franklin Templeton Value Managed Volatility Fund–5

LVIP Franklin Templeton Value Managed Volatility Fund

Statement of Assets and Liabilities

December 31, 2017

ASSETS:
Unaffiliated investments, at value	$304,156,853
Affiliated investment, at value	31,974,480
Cash collateral held at broker for futures contracts	549,664
Receivable for fund shares sold	29,537
Expense reimbursement from Lincoln Investment Advisors Corporation	16,476
Dividends receivable from investments	12,539

TOTAL ASSETS	336,739,549

LIABILITIES:
Due to manager and affiliates	115,664
Payable for fund shares redeemed	44,651
Variation margin due to broker on futures contracts	28,058
Other accrued expenses payable	24,640
Payable for investments purchased	18,782
Due to custodian	373

TOTAL LIABILITIES	232,168

TOTAL NET ASSETS	$336,507,381

Unaffiliated investments, at cost	$279,732,375
Affiliated investment, at cost	29,111,708

Standard Class:
Net Assets	$38,310
Shares Outstanding	3,591
Net Asset Value Per Share	$10.668

Service Class:
Net Assets	$336,469,071
Shares Outstanding	31,540,789
Net Asset Value Per Share	$10.668

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2017:
Shares of beneficial interest (unlimited authorization–no par)	$316,609,544
Undistributed net investment income	209,984
Accumulated net realized loss on investments	(7,783,071)
Net unrealized appreciation of investments, foreign currencies and derivatives	27,470,924

TOTAL NET ASSETS	$336,507,381

See accompanying notes, which are an integral part of the financial statements.

LVIP Franklin Templeton Value Managed Volatility Fund–6

LVIP Franklin Templeton Value Managed Volatility Fund

Statement of Operations

Year Ended December 31, 2017

INVESTMENT INCOME:
Dividends from unaffiliated investments	$8,137,797
Dividends from affiliated investment	1,819,503

9,957,300

EXPENSES:
Management fees	2,061,645
Distribution fees-Service Class	1,109,989
Shareholder servicing fees	63,155
Accounting and administration expenses	51,192
Reports and statements to shareholders	35,792
Professional fees	29,162
Trustees’ fees and expenses	8,727
Custodian fees	8,571
Consulting fees	4,759
Pricing fees	227
Other	2,661

3,375,880
Less:
Management fees waived	(1,966,492)
Expenses reimbursed	(140,690)
Expenses paid indirectly	(121)

Total operating expenses	1,268,577

NET INVESTMENT INCOME	8,688,723

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Distributions from unaffiliated investments	7,085,043
Distributions from affiliated investment	1,777,982
Sale of unaffiliated investments	(480,531)
Sale of affiliated investment	(102,146)
Foreign currencies	25,482
Futures contracts	2,657,090

Net realized gain	10,962,920

Net change in unrealized appreciation (depreciation) of:
Unaffiliated investments	11,491,519
Affiliated investment	994,902
Foreign currencies	43
Futures contracts	175,690

Net change in unrealized appreciation (depreciation)	12,662,154

NET REALIZED AND UNREALIZED GAIN	23,625,074

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$32,313,797

See accompanying notes, which are an integral part of the financial statements.

LVIP Franklin Templeton Value Managed Volatility Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/17	12/31/16
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$8,688,723	$5,708,578
Net realized gain (loss)	10,962,920	(16,375,919)
Net change in unrealized appreciation (depreciation)	12,662,154	36,774,408

Net increase in net assets resulting from operations	32,313,797	26,107,067

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(1,279)	(853)
Service Class	(10,146,457)	(5,969,338)
Net realized gain:
Standard Class	—	(300)
Service Class	—	(3,199,874)

	(10,147,736)	(9,170,365)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	89	10,216
Service Class	56,053,735	98,331,083
Reinvestment of dividends and distributions:
Standard Class	1,279	1,153
Service Class	10,146,457	9,169,212

	66,201,560	107,511,664

Cost of shares redeemed:
Standard Class	(103)	(10,773)
Service Class	(31,909,354)	(24,563,750)

	(31,909,457)	(24,574,523)

Increase in net assets derived from capital share transactions	34,292,103	82,937,141

NET INCREASE IN NET ASSETS	56,458,164	99,873,843
NET ASSETS:
Beginning of year	280,049,217	180,175,374

End of year	$336,507,381	$280,049,217

Undistributed net investment income	$209,984	$123,096

See accompanying notes, which are an integral part of the financial statements.

LVIP Franklin Templeton Value Managed Volatility Fund–7

LVIP Franklin Templeton Value Managed Volatility Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Franklin Templeton Value Managed Volatility Fund Standard Class
	12/31/17	Year Ended 12/31/16[1]	12/31/15	1/2/14[2] to 12/31/14

Net asset value, beginning of period	$9.923	$9.258	$10.315	$10.000

Income (loss) from investment operations:
Net investment income[3]	0.324	0.273	0.356	0.292
Net realized and unrealized gain (loss)	0.789	0.769	(1.151)	0.179

Total from investment operations	1.113	1.042	(0.795)	0.471

Less dividends and distributions from:
Net investment income	(0.368)	(0.249)	(0.262)	(0.156)
Net realized gain	—	(0.128)	—	—

Total dividends and distributions	(0.368)	(0.377)	(0.262)	(0.156)

Net asset value, end of period	$10.668	$9.923	$9.258	$10.315

Total return[4]	11.20%	11.35%	(7.72% )	4.70%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$38	$34	$31	$30
Ratio of expenses to average net assets[5]	0.05%	0.05%	0.05%	0.05%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.71%	0.72%	0.74%	0.81%
Ratio of net investment income to average net assets	3.09%	2.88%	3.49%	2.84%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.43%	2.21%	2.79%	2.08%
Portfolio turnover	7%	45%	11%	15%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.

[2]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[3]	The average shares outstanding method has been applied for per share information.

[4]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Franklin Templeton Value Managed Volatility Fund–8

LVIP Franklin Templeton Value Managed Volatility Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Franklin Templeton Value Managed Volatility Fund Service Class
	12/31/17	Year Ended 12/31/16[1]	12/31/15	1/2/14[2] to 12/31/14

Net asset value, beginning of period	$9.925	$9.262	$10.316	$10.000

Income (loss) from investment operations:
Net investment income[3]	0.287	0.241	0.318	0.261
Net realized and unrealized gain (loss)	0.788	0.766	(1.146)	0.173

Total from investment operations	1.075	1.007	(0.828)	0.434

Less dividends and distributions from:
Net investment income	(0.332)	(0.216)	(0.226)	(0.118)
Net realized gain	—	(0.128)	—	—

Total dividends and distributions	(0.332)	(0.344)	(0.226)	(0.118)

Net asset value, end of period	$10.668	$9.925	$9.262	$10.316

Total return[4]	10.82%	10.95%	(8.03% )	4.34%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$336,469	$280,015	$180,144	$93,679
Ratio of expenses to average net assets[5]	0.40%	0.40%	0.40%	0.40%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	1.06%	1.07%	1.09%	1.16%
Ratio of net investment income to average net assets	2.74%	2.53%	3.14%	2.49%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.08%	1.86%	2.44%	1.73%
Portfolio turnover	7%	45%	11%	15%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.

[2]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[3]	The average shares outstanding method has been applied for per share information.

[4]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Franklin Templeton Value Managed Volatility Fund–9

LVIP Franklin Templeton Value Managed Volatility Fund

Notes to Financial Statements

December 31, 2017

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 92 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Franklin Templeton Value Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund operates under a fund of funds structure and invests substantially all of its assets in other open-end investment companies, primarily series of The Franklin Templeton Variable Insurance Products Trust (collectively, the “Underlying Funds”). The Fund is advised by Lincoln Investment Advisors Corporation (“LIAC”). The Underlying Funds, which are advised by an unaffiliated adviser, invest primarily in U.S. and foreign stocks and bonds. In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments, and employs an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility. Financial statements for the Underlying Funds can be found at www.sec.gov.

The Fund’s investment objective is to seek capital appreciation.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–The Fund values Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information. Investments in government money market funds have a stable NAV. Futures contracts are valued at the daily quoted settlement prices.

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended December 31, 2017 and for all open tax years (years ended December 31, 2014-December 31, 2016) and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2017, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Income and capital gain distributions from Underlying Funds are recorded on the ex-dividend date.

LVIP Franklin Templeton Value Managed Volatility Fund–10

LVIP Franklin Templeton Value Managed Volatility Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this arrangement is included in “Custodian fees” on the Statement of Operations with the corresponding expense offset shown as “Expenses paid indirectly”.

2. Management Fees and Other Transactions With Affiliates

LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser(s), and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.65% of the Fund’s average daily net assets. The fee is calculated daily and paid monthly. This fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds. LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.62% of the Fund’s average daily net assets. This agreement will continue through at least April 30, 2018, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.

LIAC has contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.05% of average daily net assets for the Standard Class and 0.40% for the Service Class. This agreement will continue through at least April 30, 2018, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

SSGA Funds Management, Inc. (the “Sub-Adviser”) is responsible for managing the Fund’s volatility management overlay. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2017, costs for these administrative and legal services were as follows:

Administrative	$17,890
Legal	3,097

Lincoln Life also provides certain contract holder and additional corporate services to the Fund. Effective May 1, 2017, the Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund’s average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $28,026 for the year ended December 31, 2017.

The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes are identical except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.

In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.

At December 31, 2017, the Fund had receivables due from and liabilities payable to affiliates as follows:

Expense reimbursement receivable from LIAC	$16,476
Management fees payable to LIAC	8,485
Distribution fees payable to LFD	98,977
Shareholder servicing fees payable	8,202

LVIP Franklin Templeton Value Managed Volatility Fund–11

LVIP Franklin Templeton Value Managed Volatility Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

Affiliated investment, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby a Fund held 5% or more of the issuers’ outstanding securities (non-LVIP Funds). Affiliated investments of the Funds and the corresponding investment activity for the year ended December 31, 2017, were as follows:

	Value 12/31/16	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/17	Dividends	Capital Gain Distributions
Franklin Templeton Variable Insurance Products Trust - Franklin Growth and Income VIP Fund - Class 1	$26,030,554	$7,996,267	$2,945,097	$(102,146)	$994,902	$31,974,480	$1,819,503	$1,777,982

3. Investments

For the year ended December 31, 2017, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$68,576,154
Sales	21,263,590

At December 31, 2017, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:

Cost of investments and derivatives	$314,485,749

Aggregate unrealized appreciation of investments and derivatives	$21,829,263
Aggregate unrealized depreciation of investments and derivatives	—

Net unrealized appreciation of investments and derivatives	$21,829,263

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

LVIP Franklin Templeton Value Managed Volatility Fund–12

LVIP Franklin Templeton Value Managed Volatility Fund

Notes to Financial Statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2017:

Level 1
Investments:
Assets:
Affiliated Investment Company	$31,974,480
Unaffiliated Investments Companies	304,156,853

Total Investments	$336,131,333

Derivatives:
Assets:
Futures Contracts	$210,979

Liabilities:
Futures Contracts	$(27,300)

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2017, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2017 and 2016 was as follows:

	Year Ended
	12/31/17	12/31/16
Ordinary income	$10,147,736	$5,970,191
Long-term capital gains	—	3,200,174

Total	$10,147,736	$9,170,365

5. Components of Net Assets on a Tax Basis

As of December 31, 2017, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$316,609,544
Undistributed ordinary income	209,984
Capital loss carryforward	(2,141,410)
Net unrealized appreciation	21,829,263

Net assets	$336,507,381

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales and mark-to-market of futures contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of distributions received from Underlying Funds and gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2017, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$1,545,901	$(1,545,901)

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

LVIP Franklin Templeton Value Managed Volatility Fund–13

LVIP Franklin Templeton Value Managed Volatility Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

As of December 31, 2017, the Fund had the following capital loss carryforwards for federal income tax purposes:

Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$2,141,410	$—	$2,141,410

In 2017, the Fund utilized $10,280,740 of capital loss carryforwards.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/17	12/31/16
Shares sold:
Standard Class	8	1,057
Service Class	5,428,526	10,405,412
Shares reinvested:
Standard Class	120	117
Service Class	948,998	933,766

	6,377,652	11,340,352

Shares redeemed:
Standard Class	(10)	(1,095)
Service Class	(3,050,013)	(2,576,268)

	(3,050,023)	(2,577,363)

Net increase	3,327,629	8,762,989

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts–The Fund may use futures in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund’s investments; to facilitate investments in portfolio securities; and to reduce cost. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

During the year ended December 31, 2017, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool and to hedge currency risks associated with the Fund’s investments.

LVIP Franklin Templeton Value Managed Volatility Fund–14

LVIP Franklin Templeton Value Managed Volatility Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

Fair values of derivative instruments as of December 31, 2017 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)*	Variation margin due to broker on futures contracts	$169,723	Variation margin due to broker on futures contracts	$(27,300)
Futures contracts (Currency contracts)*	Variation margin due to broker on futures contracts	41,256	Variation margin due to broker on futures contracts	—

Total		$210,979		$(27,300)

*Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2017. Only current day variation margin is reported on the “Statement of Assets and Liabilities.”

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2017 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$2,516,246	$95,683
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	140,844	80,007

Total		$2,657,090	$175,690

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2017.

	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$18,775,764	$—

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

9. Market Risk

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

10. Recent Regulatory Reporting Updates

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amended Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. As of August 1, 2017, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.

11. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Franklin Templeton Value Managed Volatility Fund–15

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of LVIP Franklin Templeton Value Managed Volatility Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of LVIP Franklin Templeton Value Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the period from January 2, 2014 (commencement of operations) through December 31, 2014, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended and the period from January 2, 2014 (commencement of operations) through December 31, 2014, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.

Philadelphia, Pennsylvania

February 22, 2018

LVIP Franklin Templeton Value Managed Volatility Fund–16

LVIP Franklin Templeton Value Managed Volatility Fund

Other Fund Information (unaudited)

Tax Information

For the year ended December 31, 2017, the Fund reports distributions paid during the period as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Fund’s total distributions.

Approval of Investment Management Agreement

On August 22-23 and September 11-12, 2017, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with State Street Global Advisors (“SSGA”) (collectively, with the investment management agreement, the “Advisory Agreements” and each individually an “Advisory Agreement”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data, and SSGA prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and SSGA provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and SSGA provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed. The Board determined that, given the totality of the information provided with respect to the Advisory Agreements, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding the structure of portfolio manager compensation, brokerage practices, risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement.

The Board considered that the Funds are managed with an actively-managed risk-management overlay using up to 20% of a Fund’s net assets (the “Risk-Management Sleeve”) and that at least 80% of each Fund’s net assets are invested in an underlying fund or funds (the “Equity Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and reduce the impact on the Funds’ portfolio of significant market downturns during periods of high volatility. The Board considered that the Funds’ investments in exchange-traded futures and their resulting costs limit the upside participation of the Funds in strong, increasing markets relative to unhedged funds. The Board also considered that SSGA had been appointed sub-adviser to the Risk-Management Sleeve of the Funds effective May 1, 2016. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information (including total return and standard deviation) provided by Morningstar for the standard class of each Fund compared to the return of a benchmark index for the one, three and five year periods, as applicable, ended March 31, 2017. The Board noted LIAC’s view that the performance peer group of mutual funds provided by Morningstar provided little comparative value as the performance peer group did not generally include an actively managed volatility management overlay. The Board also considered an in-person presentation by representatives of Oliver Wyman, an independent management consulting firm, that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of risk control funds from 11 variable annuity sponsors.

LVIP Franklin Templeton Value Managed Volatility Fund–17

LVIP Franklin Templeton Value Managed Volatility Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

The Board considered that LIAC had delegated day-to-day portfolio management of the Risk-Management Sleeve to SSGA and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model. The Board also considered an in-person presentation by representatives of SSGA regarding the performance of the Managed Volatility Funds sub-advised by SSGA as well as presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve. The Board also considered that in February, 2016, the managed volatility model was adjusted with the intention that the risk overlay would reduce the negative contribution to returns in certain markets while maintaining market downturn protection. The Board noted LIAC’s view that it expects the negative impact of the volatility management overlay to dampen over a full market cycle. The Board concluded that LIAC had appropriately reviewed and monitored SSGA’s performance.

The Board reviewed the Fund’s total return and standard deviation compared to the total return and standard deviation of the S&P 500 Daily Risk Control 10% Total Return Index. The Board noted the Fund’s total return was above the return of the benchmark index for the one year period and below the return of the benchmark index for the three year period. The Board also considered that the Fund had been restructured in February 2016 to add three additional underlying funds for increased diversification. The Board concluded that the services provided by LIAC were satisfactory.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar expense peer group and category median. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2018. The Board noted that the investment management fee for the Fund was the same as the median management fee of the Morningstar expense group without giving effect to the advisory fee waiver and was lower than the median management fee of the Morningstar expense peer group giving effect to the advisory fee waiver. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an expense limitation through April 30, 2018 and an advisory fee waiver and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA on behalf of the each of the Funds, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board reviewed the services provided by SSGA, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of SSGA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.

Performance. The Board considered that SSGA’s responsibility was to implement trading based on the managed volatility model and that traditional measures of performance would not be relevant in assessing SSGA’s implementation of the model. The Board also considered that in February, 2016, the managed volatility model was adjusted with the intention that the risk overlay would reduce the negative contribution to returns in certain markets while maintaining market downturn protection. The Board noted LIAC’s view that it expects the negative impact of the volatility management overlay to dampen over a full market cycle. The Board also considered various in-person presentations related to the performance of the Risk-Management Sleeve by representatives of SSGA and Oliver Wyman. The Board concluded that the services provided by SSGA were satisfactory.

Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule, noted that SSGA stated that it did not provide similar managed volatility subadvisory services to other investment companies. The Board considered that LIAC compensates SSGA from its fees and that the subadvisory fee schedule was negotiated between LIAC and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.

LVIP Franklin Templeton Value Managed Volatility Fund–18

LVIP Franklin Templeton Value Managed Volatility Fund

Other Fund Information (unaudited) (continued)

Approval of Subadvisory Agreement (continued)

Profitability and Fallout Benefits. The Board noted that the subadvisory fee schedule was negotiated between LIAC and SSGA, an unaffiliated third party, and that LIAC compensates SSGA from its fees. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Fund in the marketplace and its ability to leverage resources.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.

LVIP Franklin Templeton Value Managed Volatility Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.

The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.

The term Fund Complex includes the 92 series of Lincoln Variable Insurance Products Trust.

Interested Trustee

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	Formerly: Lincoln Advisors Trust

* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of both the Advisor and The Lincoln National Life Insurance Company, the parent company of the Trust’s Adviser.

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	92	Formerly: Lincoln Advisors Trust

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	Formerly: Lincoln Advisors Trust

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	Formerly: Lincoln Advisors Trust

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Formerly: Lincoln Advisors Trust

LVIP Franklin Templeton Value Managed Volatility Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Charles I. Plosser*** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Public Governor for the Financial Industry Regulatory Authority (FINRA); Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	92	Rochester Gas and Electric Corporation

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Associated Grocers of New England (Director Emeritus); Formerly: Lincoln Trust Advisors

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	Formerly: Lincoln Advisors Trust

Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	92	St. Vincent Health; Formerly: Lincoln Advisors Trust

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	92	Formerly: Lincoln Advisors Trust

Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012	92	Trustee of FundVantage Trust

** Steve A. Cobb, is the son-in-law of Kenneth G. Stella.

*** Charles I. Plosser was appointed Trustee effective January 1, 2018.

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.

Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.

LVIP Franklin Templeton Value Managed Volatility Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.

Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Vice President, Secretary, and Chief Legal Officer	Since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President and Chief Compliance Officer, Lincoln National Corporation; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Deputy General Counsel, Janney Montgomery Scott LLC.

Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.

Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.

John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

LVIP Franklin Templeton Value Managed Volatility Fund–22

LVIP Global Allocation Managed Risk Funds

LVIP Global Conservative Allocation Managed Risk Fund

LVIP Global Moderate Allocation Managed Risk Fund

LVIP Global Growth Allocation Managed Risk Fund

each a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2017

LVIP Global Allocation Managed Risk Funds

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Funds’ proxy voting procedures and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Global Allocation Managed Risk Funds

2017 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation

Subadvised by: Milliman Financial Risk Management LLC

The LVIP Global Conservative Allocation Managed Risk Fund returned 10.50% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2017, while its composite benchmark, the Conservative Blended Composite1, returned 10.66%; and its broad-based benchmark index, the Bloomberg Barclays U.S. Aggregate Bond Index2, returned 3.54%.

The LVIP Global Moderate Allocation Managed Risk Fund returned 14.32% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2017, while its composite benchmark, the Moderate Blended Composite3, returned 14.95%; and its broad-based benchmark index, the Wilshire 5000 Total Market IndexSM4, returned 20.99%.

The LVIP Global Growth Allocation Managed Risk Fund returned 15.63% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2017, while its composite benchmark, the Growth Blended Composite5, returned 16.94%; and its broad-based benchmark index, the Wilshire 5000 Total Market IndexSM, returned 20.99%.

Because of expectations related to the pro-growth agenda espoused by newly-elected President Trump and U.S. Republicans, which included tax reform and less regulation, the U.S. equity markets began 2017 positively as a continuation of the momentum experienced after Trump’s election in November 2016. Furthermore, economies outside of the U.S. largely continued accommodative monetary policies and, in many cases, expansionary fiscal policies, that were also supportive to non-U.S. equity markets from the outset of the year. As the year progressed, the International Monetary Fund (the “IMF”) upwardly revised economic growth estimates for many non-U.S. economies, including the European Union, Japan and many emerging market countries, with U.S economic growth being revised upward to a lesser extent. This synchronized global economic growth was the foundation for equity markets generating strong positive returns in 2017, along with non-U.S. equity markets outperforming U.S. equity markets for the first time since 2012 because many of those economies are in the early stages of an earnings recovery cycle. It is also notable that these returns were generated while encountering historically low volatility throughout the year.

As we expected, the Federal Reserve continued its path toward normalization of interest rates, with three 25-basis point interest rate increases during 2017 that brought the target Fed Funds rate to 1.25% - 1.50%. Despite these increases to short-term interest rates and a forecast of continued increases in 2018 and beyond, longer term interest rates stayed stubbornly low as the U.S. 10-year Treasury yield ended 2017 seven basis points lower than the end of 2016, and actually spent most of the year even lower. This dynamic, combined with credit spreads steadily tightening throughout 2017, allowed the major fixed income indexes to register positive returns.

For the full year, there was wide dispersion across investment style and size. Growth stocks outperformed value stocks across most asset classes. Additionally, large cap stocks outperformed small cap stocks, with emerging market equities being the notable exception where small cap stocks outperformed large cap stocks. The Information Technology sector was the leading performer, by a wide margin, in the U.S equity markets, with Energy and Telecom being the notable laggards. An interesting dynamic that manifested itself seemed to be that one or two industries seemed to dominate positive returns within each sector. For example, refining led the energy sector by a wide margin, homebuilders and casinos led the consumer sector, etc.

The performance of the LVIP Managed Risk Global Funds and their underlying Funds were impacted by market conditions and style factors during 2017. Each Fund’s asset allocation includes a combination of actively managed funds, passive index funds and structured index funds. During 2017, allocations that favored growth and/or large cap biased funds generally contributed positively to performance. Conversely, allocations that favored value and/or small cap biased funds generally delivered returns below the composite index returns. The fixed income allocations within the LVIP Managed Risk Global Funds delivered varied returns in 2017. The Fund’s exposure to short duration bonds generally underperformed longer duration bonds as a result of yield curve flattening throughout the year. Conversely, exposure to high yield bonds contributed positively to relative returns.

The volatility management overlay component of the LVIP Managed Risk Global Funds did not have a meaningful impact on relative performance during 2017. During the past year, global equity markets experienced historically low levels of volatility which allowed for the Fund’s volatility management overlay to be less impactful to overall fund results given that volatility management strategies are designed to add value in the bear market portion of market cycles.

Portfolio Managers:
Lincoln Investment Advisors Corporation:	Maria Ma
Amritansh Tewary
Jay Shearon
Alex Zeng

Milliman Financial Risk Management LLC:	Zachary Brown
Jeff Greco
Adam Schenck

The views expressed represent the Manager’s assessment of each Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Global Allocation Managed Risk Funds–1

LVIP Global Allocation Managed Risk Funds

2017 Annual Report Commentary (unaudited) (continued)

LVIP Global Conservative Allocation Managed Risk Fund

Growth of $10,000 invested 12/31/07 through 12/31/17

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Global Conservative Allocation Managed Risk Fund shares on 12/31/07. As the chart shows, by 12/31/17, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $16,896 for the Standard Class shares and to $16,479 for the Service Class shares. For comparison, look at how the Conservative Blended Composite and Bloomberg Barclays U.S. Aggregate Bond Index did from 12/31/07 through 12/31/17. The same $10,000 investment would have increased to $17,220 and $14,811, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during some of the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/17

Standard Class Shares
One year	+ 10.50%
Five Years	+ 5.70%
Ten Years	+ 5.39%

Service Class Shares
One year	+ 10.22%
Five Years	+ 5.43%
Ten Years	+ 5.12%

LVIP Global Moderate Allocation Managed Risk Fund

Growth of $10,000 invested 12/31/07 through 12/31/17

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Global Moderate Allocation Managed Risk Fund shares on 12/31/07. As the chart shows, by 12/31/17, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $15,659 for the Standard Class shares and to $15,272 for the Service Class shares. For comparison, look at how the Moderate Blended Composite and Wilshire 5000 Total Market IndexSM did from 12/31/07 through 12/31/17. The same $10,000 investment would have increased to $17,808 and $22,898, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during some of the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/17

Standard Class Shares
One Year	+ 14.32%
Five Years	+ 6.07%
Ten Years	+ 4.59%

Service Class Shares
One Year	+ 14.04%
Five Years	+ 5.81%
Ten Years	+ 4.33%

LVIP Global Allocation Managed Risk Funds–2

LVIP Global Allocation Managed Risk Funds

2017 Annual Report Commentary (unaudited) (continued)

LVIP Global Growth Allocation Managed Risk Fund

Growth of $10,000 invested 12/31/07 through 12/31/17

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Global Growth Allocation Managed Risk Fund shares on 12/31/07. As the chart shows, by 12/31/17, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $14,485 for the Standard Class shares and to $14,127 for the Service Class shares. For comparison, look at how the Growth Blended Composite and Wilshire 5000 Total Market IndexSM did from 12/31/07 through 12/31/17. The same $10,000 investment would have increased to $16,997 and $22,898, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during some of the periods shown. Performance would have been lower had to expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/17

Standard Class Shares
One Year	+ 15.63%
Five Years	+ 6.51%
Ten Years	+ 3.77%

Service Class Shares
One Year	+ 15.34%
Five Years	+ 6.24%
Ten Years	+ 3.52%
1.

The Conservative Blended Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (“LIAC”), the Fund’s adviser. The Conservative Blended Composite is constructed as follows: 30% Wilshire 5000 Total Market IndexSM, 60% Bloomberg Barclays U.S. Aggregate Bond Index and 10% MSCI EAFE® NR Index.

[2].

The Bloomberg Barclays U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million par amount outstanding.

3.

The Moderate Blended Composite is an unmanaged index compiled by LIAC, the Fund’s adviser. The Moderate Blended Composite is constructed as follows: 41% Wilshire 5000 Total Market IndexSM, 40% Bloomberg Barclays U.S. Aggregate Bond Index, 15% MSCI EAFE® NR Index and 4% MSCI Emerging Markets NR Index.

4.	The Wilshire 5000 Total Market IndexSM consists of nearly 5,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

5.

The Growth Blended Composite is an unmanaged index compiled by LIAC, the Fund’s adviser. The Growth Blended Composite is constructed as follows: 46% Wilshire 5000 Total Market IndexSM, 30% Bloomberg Barclays U.S. Aggregate Bond Index, 20% MSCI EAFE® NR Index and 4% MSCI Emerging Markets NR Index.

LVIP Global Allocation Managed Risk Funds–3

LVIP Global Allocation Managed Risk Funds

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2017 to December 31, 2017

Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold each Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of a Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Expense Analyses are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analyses are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017.

Actual Expenses

The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the tables, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

LVIP Global Conservative Allocation Managed Risk Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Annualized Expense Ratio	Expenses Paid During Period 7/1/17 to 12/31/17*
Actual
Standard Class Shares	$1,000.00	$1,049.10	0.30%	$1.55
Service Class Shares	1,000.00	1,047.80	0.55%	2.84
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.69	0.30%	$1.53
Service Class Shares	1,000.00	1,022.43	0.55%	2.80

LVIP Global Moderate Allocation Managed Risk Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Annualized Expense Ratio	Expenses Paid During Period 7/1/17 to 12/31/17*
Actual
Standard Class Shares	$1,000.00	$1,067.20	0.30%	$1.56
Service Class Shares	1,000.00	1,065.90	0.55%	2.86
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.69	0.30%	$1.53
Service Class Shares	1,000.00	1,022.43	0.55%	2.80

LVIP Global Growth Allocation Managed Risk Fund

Expense Analysis of an Investment of $ 1,000

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Annualized Expense Ratio	Expenses Paid During Period 7/1/17 to 12/31/17*
Actual
Standard Class Shares	$1,000.00	$1,074.20	0.30%	$1.57
Service Class Shares	1,000.00	1,072.70	0.55%	2.87
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.69	0.30%	$1.53
Service Class Shares	1,000.00	1,022.43	0.55%	2.80

*	“Expenses Paid During Period” are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Each Fund operates under a fund of funds structure. Each Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Funds’ expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP Global Allocation Managed Risk Funds–4

LVIP Global Allocation Managed Risk Funds

Security Type/Sector Allocations (unaudited)

As of December 31, 2017

LVIP Global Conservative Allocation Managed Risk Fund

Security Type/Sector	Percentage of Net Assets
Affiliated Investments	92.01%
Investment Companies	92.01%

Equity Funds	24.25%
Fixed Income Funds	53.72%
Global Fixed Income Fund	1.90%
International Equity Funds	12.14%
Unaffiliated Investments	8.08%
Investment Companies	8.08%

Equity Fund	2.03%
Fixed Income Fund	1.55%
International Equity Fund	2.04%
Money Market Fund	2.46%
Total Value of Securities	100.09%
Liabilities Net of Receivables and Other Assets	(0.09%)
Total Net Assets	100.00%

LVIP Global Moderate Allocation Managed Risk Fund

Security Type/Sector	Percentage of Net Assets
Affiliated Investments	90.77%
Investment Companies	90.77%

Equity Funds	34.22%
Fixed Income Funds	34.54%
Global Fixed Income Fund	1.83%
International Equity Funds	20.18%
Unaffiliated Investments	9.28%
Investment Companies	9.28%

Equity Fund	2.02%
Fixed Income Fund	0.26%
International Equity Fund	4.06%
Money Market Fund	2.94%
Total Value of Securities	100.05%
Liabilities Net of Receivables and Other Assets	(0.05%)
Total Net Assets	100.00%

LVIP Global Growth Allocation Managed Risk Fund

Security Type/Sector	Percentage of Net Assets
Affiliated Investments	91.84%
Investment Companies	91.84%

Equity Funds	38.14%
Fixed Income Funds	24.71%
Global Equity Fund	2.02%
Global Fixed Income Fund	1.78%
International Equity Funds	25.19%
Unaffiliated Investments	8.19%
Investment Companies	8.19%

Equity Fund	1.01%
Fixed Income Fund	0.19%
International Equity Fund	4.05%
Money Market Fund	2.94%
Total Value of Securities	100.03%
Liabilities Net of Receivables and Other Assets	(0.03%)
Total Net Assets	100.00%

LVIP Global Allocation Managed Risk Funds–5

LVIP Global Conservative Allocation Managed Risk Fund

Schedule of Investments

December 31, 2017

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENTS–92.01%
INVESTMENT COMPANIES–92.01%
Equity Funds–24.25%
*Lincoln Variable Insurance Products Trust–
LVIP SSGA Large Cap 100 Fund	3,020,433	$42,029,318
LVIP SSGA Mid-Cap Index Fund	3,209,141	41,895,335
LVIP SSGA S&P 500 Index Fund	9,537,296	175,343,179
LVIP SSGA Small-Cap Index Fund	1,099,381	34,886,648
LVIP T. Rowe Price Growth Stock Fund	968,609	42,215,845

		336,370,325

Fixed Income Funds–53.72%
*Lincoln Variable Insurance Products Trust–
LVIP BlackRock Inflation Protected Bond Fund	3,892,198	39,735,454
LVIP Delaware Bond Fund	19,547,415	265,981,673
LVIP JPMorgan High Yield Fund	4,903,274	52,965,167
LVIP PIMCO Low Duration Bond Fund	7,916,379	79,227,125
LVIP SSGA Bond Index Fund	5,878,755	66,024,298
LVIP Western Asset Core Bond Fund	24,467,142	241,294,954

		745,228,671

Global Fixed Income Fund–1.90%
*Lincoln Variable Insurance Products Trust–
†LVIP Global Income Fund	2,324,562	26,397,723

		26,397,723

International Equity Funds–12.14%
*Lincoln Variable Insurance Products Trust–
LVIP MFS International Growth Fund	2,368,535	42,344,677
LVIP Mondrian International Value Fund	1,538,337	27,737,754
LVIP SSGA Developed International 150 Fund	1,499,168	14,080,185
LVIP SSGA International Index Fund	8,500,651	84,207,444

		168,370,060

Total Affiliated Investments (Cost $1,097,430,315)		1,276,366,779

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENTS–8.08%
INVESTMENT COMPANIES–8.08%
Equity Fund–2.03%
XFidelity® Variable Life Insurance Products–
Fidelity VIP Mid Cap Portfolio	723,905	$28,188,858

		28,188,858

Fixed Income Fund–1.55%
²American Funds® –
American Funds Mortgage Fund	2,140,591	21,470,130

		21,470,130

International Equity Fund–2.04%
iShares MSCI Emerging Markets ETF	600,236	28,283,120

		28,283,120

Money Market Fund–2.46%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 1.15%)	34,164,324	34,164,324

		34,164,324

Total Unaffiliated Investments (Cost $101,731,317)		112,106,432

TOTAL VALUE OF SECURITIES–100.09% (Cost $1,199,161,632)	1,388,473,211
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.09%)	(1,279,422)

NET ASSETS APPLICABLE TO 97,044,027 SHARES OUTSTANDING–100.00%	$1,387,193,789

²	Class R-6 shares.

†	Non-income producing.

*	Standard Class shares.

X	Initial Class.

LVIP Global Allocation Managed Risk Funds–6

LVIP Global Conservative Allocation Managed Risk Fund

Schedule of Investments (continued)

The following futures contracts were outstanding at December 31, 2017:1

Futures Contracts

Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Depreciation
Interest Rate Contracts:
316	U.S. Treasury 5 yr Notes	$36,707,844	$36,759,943	3/30/18	$(52,099)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amount presented above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1 See Note 7 in “Notes to Financial Statements.”

Summary of Abbreviations:

ETF–Exchange-Traded Fund

MSCI–Morgan Stanley Capital International

S&P–Standard & Poor’s

yr–Year

See accompanying notes, which are an integral part of the financial statements.

LVIP Global Allocation Managed Risk Funds–7

LVIP Global Moderate Allocation Managed Risk Fund

Schedule of Investments

December 31, 2017

	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–90.77%
INVESTMENT COMPANIES–90.77%
Equity Funds–34.22%
*Lincoln Variable Insurance Products Trust–
LVIP SSGA Large Cap 100 Fund	16,081,501	$223,774,088
LVIP SSGA Mid-Cap Index Fund	17,086,833	223,068,607
LVIP SSGA S&P 500 Index Fund	77,341,386	1,421,921,375
LVIP SSGA Small-Cap Index Fund	9,392,535	298,053,316
LVIP T. Rowe Price Growth Stock Fund	5,206,540	226,921,839
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	5,751,708	149,366,097

		2,543,105,322

Fixed Income Funds–34.54%
*Lincoln Variable Insurance Products Trust–
LVIP BlackRock Inflation Protected Bond Fund	13,374,213	136,537,338
LVIP Delaware Bond Fund	58,716,793	798,959,398
LVIP JPMorgan High Yield Fund	15,759,258	170,231,505
LVIP PIMCO Low Duration Bond Fund	27,130,952	271,526,571
LVIP SSGA Bond Index Fund	36,346,473	408,207,238
LVIP Western Asset Core Bond Fund	79,175,157	780,825,397

		2,566,287,447

Global Fixed Income Fund–1.83%
*Lincoln Variable Insurance Products Trust–
†LVIP Global Income Fund	11,961,253	135,831,990

		135,831,990

International Equity Funds–20.18%
*Lincoln Variable Insurance Products Trust–
LVIP MFS International Growth Fund	25,262,463	451,642,309
LVIP Mondrian International Value Fund	12,367,045	222,990,183
LVIP SSGA Developed International 150 Fund	23,869,622	224,183,492
LVIP SSGA Emerging Markets 100 Fund	15,214,447	150,972,961
LVIP SSGA International Index Fund	45,408,512	449,816,715

		1,499,605,660

Total Affiliated Investments (Cost $5,484,153,421)		6,744,830,419

	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENTS–9.28%
INVESTMENT COMPANIES–9.28%
Equity Fund–2.02%
XFidelity® Variable Life Insurance Products–
Fidelity VIP Mid Cap Portfolio	3,860,522	$150,328,734

		150,328,734

Fixed Income Fund–0.26%
²American Funds®–
American Funds Mortgage Fund	1,883,270	18,889,201

		18,889,201

International Equity Fund–4.06%
iShares MSCI Emerging Markets ETF	6,402,401	301,681,135

		301,681,135

Money Market Fund–2.94%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 1.15%)	218,651,140	218,651,140

		218,651,140

Total Unaffiliated Investments (Cost $607,079,990)		689,550,210

TOTAL VALUE OF SECURITIES–100.05% (Cost $6,091,233,411)	7,434,380,629
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.05%)	(3,595,526)

NET ASSETS APPLICABLE TO 492,090,561 SHARES OUTSTANDING–100.00%	$7,430,785,103

LVIP Global Allocation Managed Risk Funds–8

LVIP Global Moderate Allocation Managed Risk Fund

Schedule of Investments (continued)

²	Class R-6 shares.

†	Non-income producing.

*	Standard Class shares.

X	Initial Class.

The following futures contracts were outstanding at December 31, 2017:1

Futures Contracts

Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Depreciation
Interest Rate Contracts:
2,000	U.S. Treasury 5 yr Notes	$232,328,125	$232,673,485	3/30/18	$(345,360)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amount presented above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

Summary of Abbreviations:

ETF–Exchange-Traded Fund

MSCI–Morgan Stanley Capital International

S&P–Standard & Poor’s

yr–Year

See accompanying notes, which are an integral part of the financial statements.

LVIP Global Allocation Managed Risk Funds–9

LVIP Global Growth Allocation Managed Risk Fund

Schedule of Investments

December 31, 2017

	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–91.84%
INVESTMENT COMPANIES–91.84%
Equity Funds–38.14%
*Lincoln Variable Insurance Products Trust–
LVIP SSGA Large Cap 100 Fund	20,252,827	$281,818,089
LVIP SSGA Mid-Cap Index Fund	43,108,539	562,781,975
LVIP SSGA S&P 500 Index Fund	112,765,449	2,073,192,783
LVIP SSGA Small-Cap Index Fund	8,859,881	281,150,595
LVIP T. Rowe Price Growth Stock Fund	6,493,993	283,034,190
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	3,621,824	94,055,140

		3,576,032,772

Fixed Income Funds–24.71%
*Lincoln Variable Insurance Products Trust–
LVIP BlackRock Inflation Protected Bond Fund	8,201,431	83,728,407
LVIP Delaware Bond Fund	57,633,323	784,216,622
LVIP JPMorgan High Yield Fund	21,265,466	229,709,563
LVIP PIMCO Low Duration Bond Fund	24,932,110	249,520,555
LVIP SSGA Bond Index Fund	22,247,623	249,863,057
LVIP Western Asset Core Bond Fund	73,002,428	719,949,942

		2,316,988,146

Global Equity Fund–2.02%
*Lincoln Variable Insurance Products Trust–
LVIP Clarion Global Real Estate Fund	19,748,183	189,325,834

		189,325,834

Global Fixed Income Fund–1.78%
*Lincoln Variable Insurance Products Trust–
†LVIP Global Income Fund	14,670,087	166,593,512

		166,593,512

	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
International Equity Funds–25.19%
*Lincoln Variable Insurance Products Trust–
LVIP MFS International Growth Fund	31,815,437	$568,796,386
LVIP Mondrian International Value Fund	15,676,791	282,668,213
LVIP SSGA Developed International 150 Fund	30,061,875	282,341,135
LVIP SSGA Emerging Markets 100 Fund	19,161,466	190,139,226
LVIP SSGA International Index Fund	104,767,817	1,037,829,992

		2,361,774,952

Total Affiliated Investments (Cost $6,912,158,434)		8,610,715,216

UNAFFILIATED INVESTMENTS–8.19%
INVESTMENT COMPANIES–8.19%
Equity Fund–1.01%
XFidelity® Variable Life Insurance Products–
Fidelity VIP Mid Cap Portfolio	2,430,942	94,660,889

		94,660,889

Fixed Income Fund–0.19%
²American Funds®–
American Funds Mortgage Fund	1,748,831	17,540,777

		17,540,777

International Equity Fund–4.05%
iShares MSCI Emerging Markets ETF	8,063,576	379,955,701

		379,955,701

Money Market Fund–2.94%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 1.15%)	275,396,646	275,396,646

		275,396,646

Total Unaffiliated Investments (Cost $677,908,946)		767,554,013

TOTAL VALUE OF SECURITIES–100.03% (Cost $7,590,067,380)	9,378,269,229
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.03%)	(2,781,462)

NET ASSETS APPLICABLE TO 635,055,485 SHARES OUTSTANDING–100.00%	$9,375,487,767

²	Class R-6 shares.

†	Non-income producing.

*	Standard Class shares.

X	Initial Class.

LVIP Global Allocation Managed Risk Funds–10

LVIP Global Growth Allocation Managed Risk Fund

Schedule of Investments (continued)

The following futures contracts were outstanding at December 31, 2017:1

Futures Contracts

Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Depreciation
Interest Rate Contracts:
2,506	U.S. Treasury 5 yr Notes	$291,107,141	$291,536,019	3/30/18	$(428,878)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amount presented above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

Summary of Abbreviations:

ETF–Exchange-Traded Fund

MSCI–Morgan Stanley Capital International

S&P–Standard & Poor’s

yr–Year

See accompanying notes, which are an integral part of the financial statements.

LVIP Global Allocation Managed Risk Funds–11

LVIP Global Allocation Managed Risk Funds

Statements of Assets and Liabilities

December 31, 2017

	LVIP Global Conservative Allocation Managed Risk Fund	LVIP Global Moderate Allocation Managed Risk Fund	LVIP Global Growth Allocation Managed Risk Fund
ASSETS:
Affiliated investments, at value	$1,276,366,779	$6,744,830,419	$8,610,715,216
Unaffiliated investments, at value	112,106,432	689,550,210	767,554,013
Receivables for investments sold	622,473	3,848,489	1,664,562
Cash collateral held at broker for futures contracts	197,500	1,250,000	1,566,250
Receivables for fund shares sold	191,439	378,176	976,309
Dividends receivable from investments	104,245	219,534	275,594
Variation margin due from broker on futures contracts	29,625	187,500	234,938
Other assets	380	—	—

TOTAL ASSETS	1,389,618,873	7,440,264,328	9,382,986,882

LIABILITIES:
Payables for fund shares redeemed	1,086,418	2,213,064	1,551,157
Due to custodian	622,518	3,848,498	1,664,549
Due to manager and affiliates	605,402	3,274,728	4,135,447
Payables for investments purchased	77,857	68,498	63,609
Other accrued expenses payable	32,889	74,437	84,353

TOTAL LIABILITIES	2,425,084	9,479,225	7,499,115

TOTAL NET ASSETS	$1,387,193,789	$7,430,785,103	$9,375,487,767

Affiliated investments, at cost	$1,097,430,315	$5,484,153,421	$6,912,158,434
Unaffiliated investments, at cost	101,731,317	607,079,990	677,908,946

Standard Class:
Net Assets	$82,492,855	$234,423,969	$231,178,154
Shares Outstanding	5,768,422	15,519,164	15,657,510
Net Asset Value Per Share	$14.301	$15.105	$14.765

Service Class:
Net Assets	$1,304,700,934	$7,196,361,134	$9,144,309,613
Shares Outstanding	91,275,605	476,571,397	619,397,975
Net Asset Value Per Share	$14.294	$15.100	$14.763

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2017:
Shares of beneficial interest (unlimited authorization–no par)	$1,203,027,547	$6,334,346,269	$7,973,908,463
Undistributed net investment income	37,661	61,743	2,900,164
Accumulated net realized loss on investments	(5,130,899)	(246,424,767)	(389,093,831)
Net unrealized appreciation of investments and derivatives	189,259,480	1,342,801,858	1,787,772,971

TOTAL NET ASSETS	$1,387,193,789	$7,430,785,103	$9,375,487,767

See accompanying notes, which are an integral part of the financial statements.

LVIP Global Allocation Managed Risk Funds–12

LVIP Global Allocation Managed Risk Funds

Statements of Operations

Year Ended December 31, 2017

	LVIP Global Conservative Allocation Managed Risk Fund	LVIP Global Moderate Allocation Managed Risk Fund	LVIP Global Growth Allocation Managed Risk Fund
INVESTMENT INCOME:
Dividends from affiliated investments	$27,561,947	$137,013,861	$180,060,451
Dividends from unaffiliated investments	2,128,754	12,741,970	15,460,382

	29,690,701	149,755,831	195,520,833

EXPENSES:
Management fees	3,513,403	18,157,231	22,633,342
Distribution fees-Service Class	3,320,513	17,601,246	22,103,582
Shareholder servicing fees	271,921	1,420,548	1,775,017
Accounting and administration expenses	125,663	520,702	640,216
Professional fees	50,183	150,463	178,673
Reports and statements to shareholders	46,474	231,917	218,888
Trustees’ fees and expenses	39,340	201,561	253,068
Custodian fees	23,014	81,736	99,677
Consulting fees	8,211	27,482	33,489
Pricing fees	77	300	365
Other	11,507	50,161	51,804

	7,410,306	38,443,347	47,988,121
Less:
Expenses paid indirectly	(1,331)	(7,851)	(11,085)

Total operating expenses	7,408,975	38,435,496	47,977,036

NET INVESTMENT INCOME	22,281,726	111,320,335	147,543,797

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Distributions from affiliated investments	9,161,440	61,426,600	77,349,438
Distributions from unaffiliated investments	1,334,086	3,747,997	7,357,989
Sale of affiliated investments	22,288,455	94,723,083	96,037,224
Sale of unaffiliated investments	1,637,261	(24,334,559)	(24,247,151)
Futures contracts	(209)	(1,313)	(1,654)

Net realized gain	34,421,033	135,561,808	156,495,846

Net change in unrealized appreciation (depreciation) of:
Affiliated investments	73,180,751	593,689,406	871,214,551
Unaffiliated investments	7,408,213	114,126,651	117,381,978
Futures contracts	(52,099)	(345,360)	(428,878)

Net change in unrealized appreciation (depreciation)	80,536,865	707,470,697	988,167,651

NET REALIZED AND UNREALIZED GAIN	114,957,898	843,032,505	1,144,663,497

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$137,239,624	$954,352,840	$1,292,207,294

See accompanying notes, which are an integral part of the financial statements.

LVIP Global Allocation Managed Risk Funds–13

LVIP Global Allocation Managed Risk Funds

Statements of Changes in Net Assets

	LVIP Global Conservative Allocation Managed Risk Fund		LVIP Global Moderate Allocation Managed Risk Fund		LVIP Global Growth Allocation Managed Risk Fund
	Year Ended		Year Ended		Year Ended
	12/31/17	12/31/16	12/31/17	12/31/16	12/31/17	12/31/16
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$22,281,726	$23,669,510	$111,320,335	$102,058,191	$147,543,797	$136,558,331
Net realized gain (loss)	34,421,033	415,976	135,561,808	(151,282,051)	156,495,846	(197,928,209)
Net change in unrealized appreciation (depreciation)	80,536,865	44,877,964	707,470,697	340,822,104	988,167,651	455,179,531

Net increase in net assets resulting from operations	137,239,624	68,963,450	954,352,840	291,598,244	1,292,207,294	393,809,653

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(1,845,569)	(1,640,751)	(5,106,453)	(3,862,169)	(5,127,436)	(3,854,871)
Service Class	(26,166,416)	(27,366,286)	(140,350,623)	(111,135,539)	(182,011,196)	(147,315,860)
Net realized gain:
Standard Class	(553,110)	(1,145,461)	(101,633)	(2,366,172)	—	—
Service Class	(8,973,956)	(21,982,058)	(3,129,884)	(78,960,435)	—	—

	(37,539,051)	(52,134,556)	(148,688,593)	(196,324,315)	(187,138,632)	(151,170,731)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	12,904,769	11,819,840	32,488,001	36,985,268	34,767,646	31,385,381
Service Class	64,285,826	190,336,131	203,871,045	372,668,632	242,497,085	351,071,662
Reinvestment of dividends and distributions:
Standard Class	2,398,679	2,786,212	5,208,086	6,228,341	5,127,436	3,854,871
Service Class	35,140,372	49,348,344	143,480,507	190,095,974	182,011,196	147,315,860

	114,729,646	254,290,527	385,047,639	605,978,215	464,403,363	533,627,774

Cost of shares redeemed:
Standard Class	(11,695,690)	(15,686,603)	(38,726,100)	(53,584,811)	(33,315,627)	(38,783,660)
Service Class	(263,826,515)	(238,868,182)	(891,702,635)	(780,184,284)	(1,019,065,289)	(953,293,497)

	(275,522,205)	(254,554,785)	(930,428,735)	(833,769,095)	(1,052,380,916)	(992,077,157)

Decrease in net assets derived from capital share transactions	(160,792,559)	(264,258)	(545,381,096)	(227,790,880)	(587,977,553)	(458,449,383)

NET INCREASE (DECREASE) IN NET ASSETS	(61,091,986)	16,564,636	260,283,151	(132,516,951)	517,091,109	(215,810,461)
NET ASSETS:
Beginning of year	1,448,285,775	1,431,721,139	7,170,501,952	7,303,018,903	8,858,396,658	9,074,207,119

End of year	$1,387,193,789	$1,448,285,775	$7,430,785,103	$7,170,501,952	$9,375,487,767	$8,858,396,658

Undistributed net investment income	$37,661	$—	$61,743	$1,236,171	$2,900,164	$818,473

See accompanying notes, which are an integral part of the financial statements.

LVIP Global Allocation Managed Risk Funds–14

LVIP Global Conservative Allocation Managed Risk Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Global Conservative Allocation Managed Risk Fund Standard Class
	Year Ended
	12/31/17	12/31/16 [1]	12/31/15	12/31/14	12/31/13

Net asset value, beginning of period	$13.330	$13.188	$13.944	$13.623	$12.850

Income (loss) from investment operations:
Net investment income[2]	0.256	0.249	0.267	0.234	0.200
Net realized and unrealized gain (loss)	1.142	0.412	(0.545)	0.542	1.049

Total from investment operations.	1.398	0.661	(0.278)	0.776	1.249

Less dividends and distributions from:
Net investment income	(0.328)	(0.304)	(0.294)	(0.282)	(0.266)
Net realized gain	(0.099)	(0.215)	(0.184)	(0.173)	(0.210)

Total dividends and distributions	(0.427)	(0.519)	(0.478)	(0.455)	(0.476)

Net asset value, end of period	$14.301	$13.330	$13.188	$13.944	$13.623

Total return[3]	10.50%	5.02%	(2.00% )	5.70%	9.75%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$82,493	$73,615	$73,945	$80,856	$67,666
Ratio of expenses to average net assets[4]	0.29%	0.27%	0.27%	0.27%	0.28%
Ratio of net investment income to average net assets	1.82%	1.86%	1.91%	1.67%	1.49%
Portfolio turnover	24%	34%	23%	18%	24%

[1]	Effective May 1, 2016, Milliman Financial Risk Management LLC is responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Global Allocation Managed Risk Funds–15

LVIP Global Conservative Allocation Managed Risk Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Global Conservative Allocation Managed Risk Fund Service Class
	Year Ended
	12/31/17	12/31/16 [1]	12/31/15	12/31/14	12/31/13

Net asset value, beginning of period	$13.325	$13.185	$13.939	$13.620	$12.849

Income (loss) from investment operations:
Net investment income[2]	0.220	0.215	0.232	0.199	0.166
Net realized and unrealized gain (loss)	1.141	0.410	(0.543)	0.540	1.047

Total from investment operations	1.361	0.625	(0.311)	0.739	1.213

Less dividends and distributions from:
Net investment income	(0.293)	(0.270)	(0.259)	(0.247)	(0.232)
Net realized gain	(0.099)	(0.215)	(0.184)	(0.173)	(0.210)

Total dividends and distributions	(0.392)	(0.485)	(0.443)	(0.420)	(0.442)

Net asset value, end of period	$14.294	$13.325	$13.185	$13.939	$13.620

Total return[3]	10.22%	4.75%	(2.23% )	5.43%	9.47%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,304,701	$1,374,671	$1,357,776	$1,344,553	$1,189,830
Ratio of expenses to average net assets[4]	0.54%	0.52%	0.52%	0.52%	0.53%
Ratio of net investment income to average net assets	1.57%	1.61%	1.66%	1.42%	1.24%
Portfolio turnover	24%	34%	23%	18%	24%

[1]	Effective May 1, 2016, Milliman Financial Risk Management LLC is responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Global Allocation Managed Risk Funds–16

LVIP Global Moderate Allocation Managed Risk Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Global Moderate Allocation Managed Risk Fund Standard Class
	Year Ended
	12/31/17	12/31/16 [1]	12/31/15	12/31/14	12/31/13

Net asset value, beginning of period	$13.513	$13.341	$14.109	$13.815	$12.562

Income (loss) from investment operations:
Net investment income[2]	0.258	0.222	0.254	0.243	0.209
Net realized and unrealized gain (loss)	1.677	0.356	(0.729)	0.331	1.279

Total from investment operations	1.935	0.578	(0.475)	0.574	1.488

Less dividends and distributions from:
Net investment income	(0.336)	(0.253)	(0.284)	(0.280)	(0.235)
Net realized gain	(0.007)	(0.153)	(0.009)	—	—

Total dividends and distributions	(0.343)	(0.406)	(0.293)	(0.280)	(0.235)

Net asset value, end of period	$15.105	$13.513	$13.341	$14.109	$13.815

Total return[3]	14.32%	4.34%	(3.37% )	4.15%	11.86%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$234,424	$210,980	$218,424	$217,898	$194,034
Ratio of expenses to average net assets[4]	0.29%	0.27%	0.27%	0.27%	0.27%
Ratio of net investment income to average net assets	1.77%	1.65%	1.79%	1.71%	1.58%
Portfolio turnover	20%	23%	20%	19%	15%

[1]	Effective May 1, 2016, Milliman Financial Risk Management LLC is responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Global Allocation Managed Risk Funds–17

LVIP Global Moderate Allocation Managed Risk Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Global Moderate Allocation Managed Risk Fund Service Class
	Year Ended
	12/31/17	12/31/16 [1]	12/31/15	12/31/14	12/31/13

Net asset value, beginning of period	$13.510	$13.340	$14.107	$13.814	$12.562

Income (loss) from investment operations:
Net investment income[2]	0.221	0.188	0.218	0.207	0.176
Net realized and unrealized gain (loss)	1.676	0.354	(0.728)	0.331	1.278

Total from investment operations	1.897	0.542	(0.510)	0.538	1.454

Less dividends and distributions from:
Net investment income	(0.300)	(0.219)	(0.248)	(0.245)	(0.202)
Net realized gain	(0.007)	(0.153)	(0.009)	—	—

Total dividends and distributions	(0.307)	(0.372)	(0.257)	(0.245)	(0.202)

Net asset value, end of period	$15.100	$13.510	$13.340	$14.107	$13.814

Total return[3]	14.04%	4.08%	(3.62% )	3.88%	11.58%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$7,196,361	$6,959,522	$7,084,595	$6,972,807	$5,519,293
Ratio of expenses to average net assets[4]	0.54%	0.52%	0.52%	0.52%	0.52%
Ratio of net investment income to average net assets	1.52%	1.40%	1.54%	1.46%	1.33%
Portfolio turnover	20%	23%	20%	19%	15%

[1]	Effective May 1, 2016, Milliman Financial Risk Management LLC is responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Global Allocation Managed Risk Funds–18

LVIP Global Growth Allocation Managed Risk Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Global Growth Allocation Managed Risk Fund Standard Class
	Year Ended
	12/31/17	12/31/16[1]	12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$13.058	$12.711	$13.474	$13.290	$11.902

Income (loss) from investment operations:
Net investment income[2]	0.264	0.228	0.246	0.243	0.226
Net realized and unrealized gain (loss)	1.778	0.377	(0.743)	0.220	1.384

Total from investment operations	2.042	0.605	(0.497)	0.463	1.610

Less dividends and distributions from:
Net investment income	(0.335)	(0.258)	(0.266)	(0.279)	(0.222)
Return of capital	—	—	—	—	— [3]

Total dividends and distributions	(0.335)	(0.258)	(0.266)	(0.279)	(0.222)

Net asset value, end of period	$14.765	$13.058	$12.711	$13.474	$13.290

Total return[4]	15.63%	4.75%	(3.69% )	3.47%	13.55%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$231,178	$199,014	$197,206	$195,440	$175,175
Ratio of expenses to average net assets[5]	0.29%	0.27%	0.27%	0.26%	0.27%
Ratio of net investment income to average net assets	1.87%	1.77%	1.82%	1.79%	1.78%
Portfolio turnover	19%	21%	22%	15%	15%

[1]	Effective May 1, 2016, Milliman Financial Risk Management LLC is responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Amount rounds to less than $0.001 per share.

[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Global Allocation Managed Risk Funds–19

LVIP Global Growth Allocation Managed Risk Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Global Growth Allocation Managed Risk Fund Service Class
	Year Ended
	12/31/17	12/31/16[1]	12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$13.059	$12.713	$13.475	$13.292	$11.905

Income (loss) from investment operations:
Net investment income[2]	0.229	0.195	0.212	0.209	0.195
Net realized and unrealized gain (loss)	1.775	0.377	(0.742)	0.219	1.383

Total from investment operations	2.004	0.572	(0.530)	0.428	1.578

Less dividends and distributions from:
Net investment income	(0.300)	(0.226)	(0.232)	(0.245)	(0.191)
Return of capital	—	—	—	—	— [3]

Total dividends and distributions	(0.300)	(0.226)	(0.232)	(0.245)	(0.191)

Net asset value, end of period	$14.763	$13.059	$12.713	$13.475	$13.292

Total return[4]	15.34%	4.49%	(3.93% )	3.21%	13.26%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$9,144,310	$8,659,383	$8,877,001	$8,704,565	$6,467,673
Ratio of expenses to average net assets[5]	0.54%	0.52%	0.52%	0.51%	0.52%
Ratio of net investment income to average net assets	1.62%	1.52%	1.57%	1.54%	1.53%
Portfolio turnover	19%	21%	22%	15%	15%

[1]	Effective May 1, 2016, Milliman Financial Risk Management LLC is responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Amount rounds to less than $0.001 per share.

[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Global Allocation Managed Risk Funds–20

LVIP Global Allocation Managed Risk Funds

Notes to Financial Statements

December 31, 2017

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 92 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Global Conservative Allocation Managed Risk Fund, LVIP Global Moderate Allocation Managed Risk Fund and LVIP Global Growth Allocation Managed Risk Fund (each, a “Fund”, and collectively, the “Funds”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are diversified management investment companies registered under the 1940 Act. Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold each Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

Each Fund operates under a fund of funds structure and invests substantially all of its assets in open-end investment companies, including in exchange-traded funds (“ETFs”), that are advised by Lincoln Investment Advisors Corporation (“LIAC”) or unaffiliated managers (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. A significant portion of the Underlying Funds employ a passive investment style (i.e. index funds). In addition to investment company investments, the Funds may invest in individual securities, such as money market instruments, and employ an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Financial statements for the Underlying Funds can be found at www.sec.gov.

The investment objective of LVIP Global Conservative Allocation Managed Risk Fund is to seek a high level of current income with some consideration given to growth of capital.

The investment objective of LVIP Global Moderate Allocation Managed Risk Fund is to seek a balance between a high level of current income and growth of capital, with an emphasis on growth of capital.

The investment objective of LVIP Global Growth Allocation Managed Risk Fund is to seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.

1. Significant Accounting Policies

Each Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, each Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Funds.

Security Valuation–ETFs, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (“NYSE”) on the valuation date. ETFs traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value. Each Fund values Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the NYSE on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information. Investments in government money market funds have a stable NAV. Futures contracts are valued at the daily quoted settlement prices

Federal Income Taxes–No provision for federal income taxes has been made because each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on each Fund’s federal income tax returns through the year ended December 31, 2017 and for all open tax years (years ended December 31, 2014–December 31, 2016), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statements of Operations. During the year ended December 31, 2017, the Funds did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

LVIP Global Allocation Managed Risk Funds–21

LVIP Global Allocation Managed Risk Funds

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date. The Funds declare and distribute dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Funds receive earning credits from their custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this arrangement is included in “Custodian fees” on the Statements of Operations with the corresponding expense offset shown as “Expenses paid indirectly.”

2. Management Fees and Other Transactions With Affiliates

LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of each Fund’s investment portfolio, including monitoring of the Funds’ investment sub-adviser, and providing certain administrative services to each Fund. For its services, LIAC receives a management fee at an annual rate of 0.25% of the average daily net assets of each Fund. The fee is calculated daily and paid monthly. The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC).

Milliman Financial Risk Management LLC (the “Sub-Adviser”) is responsible for managing the Funds’ managed risk strategy. For these services, LIAC, not the Funds, pays the Sub-Adviser a fee based on each Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, each Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statements of Operations. For the year ended December 31, 2017, costs for these administrative and legal services were as follows:

	LVIP Global Conservative Allocation Managed Risk Fund	LVIP Global Moderate Allocation Managed Risk Fund	LVIP Global Growth Allocation Managed Risk Fund
Administrative	$80,426	$412,990	$513,674
Legal	14,128	72,218	89,757

Lincoln Life also provides certain contract holder and additional corporate services to the Funds. Effective May 1, 2017, each Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of each Fund’s average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statements of Operations.

Lincoln Life also prints and mails Fund documents on behalf of the Funds. The cost of these services is included in “Reports and statements to shareholders” on the Statements of Operations. The Funds reimburse Lincoln Life for the cost of these services. For the year ended December 31, 2017, these fees were as follows:

	LVIP Global Conservative Allocation Managed Risk Fund	LVIP Global Moderate Allocation Managed Risk Fund	LVIP Global Growth Allocation Managed Risk Fund
Printing and mailing	$33,837	$185,421	$162,155

The Funds currently offer two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to their distribution and service plan, the Funds are authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.

In addition to the management fees and other expenses reflected on the Statements of Operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds in which they invest. Because each of the Underlying Funds has varied expense and fee levels, and the Funds may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.

LVIP Global Allocation Managed Risk Funds–22

LVIP Global Allocation Managed Risk Funds

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

At December 31, 2017, each Fund had liabilities payable to affiliates as follows:

	LVIP Global Conservative Allocation Managed Risk Fund	LVIP Global Moderate Allocation Managed Risk Fund	LVIP Global Growth Allocation Managed Risk Fund
Management fees payable to LIAC	$294,326	$1,570,957	$1,977,247
Distribution fees payable to LFD	276,934	1,521,540	1,928,839
Shareholder servicing fees payable to Lincoln Life	34,142	182,231	229,361

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2017, the Funds engaged in securities purchases and securities sales, which resulted in net realized gains (losses) as follows:

	LVIP Global Conservative Allocation Managed Risk Fund	LVIP Global Moderate Allocation Managed Risk Fund	LVIP Global Growth Allocation Managed Risk Fund
Purchases	$ 590,166	$ 2,648,527	$23,573,311
Sales	2,386,897	22,006,866	2,744,580
Net realized gains (losses)	235,745	891,731	(33,444)

Certain officers and trustees of the Funds are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Funds. The Funds pay compensation to unaffiliated trustees.

LVIP Global Allocation Managed Risk Funds–23

LVIP Global Allocation Managed Risk Funds

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers’ outstanding securities (non-LVIP Funds or ETFs).

Affiliated investments of the LVIP Global Conservative Allocation Managed Risk Fund and the corresponding investment activity for the year ended December 31, 2017, were as follows:

	Value 12/31/16	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/17	Dividends	Capital Gain Distributions
LVIP BlackRock Inflation Protected Bond Fund	$42,319,915	$3,482,731	$6,288,539	$(44,748)	$266,095	$39,735,454	$651,403	$—
LVIP Delaware Bond Fund	393,504,262	7,536,320	140,004,383	(3,816,077)	8,761,551	265,981,673	7,536,320	—
LVIP Global Income Fund	28,144,559	1,624,813	4,570,651	(98,745)	1,297,747	26,397,723	—	135,311
LVIP JPMorgan High Yield Fund	85,089,466	4,580,993	38,447,701	(42,094)	1,784,503	52,965,167	3,192,850	—
LVIP MFS International Growth Fund	28,347,149	12,502,116	7,301,309	373,086	8,423,635	42,344,677	448,498	—
LVIP Mondrian International Value Fund	42,509,488	1,245,609	22,171,792	1,301,326	4,853,123	27,737,754	889,786	46,289
LVIP PIMCO Low Duration Bond Fund	70,538,394	19,783,318	10,904,260	22,254	(212,581)	79,227,125	1,342,566	—
LVIP SSGA Bond Index Fund	70,336,467	6,251,089	11,079,220	(113,519)	629,481	66,024,298	1,618,455	—
LVIP SSGA Developed International 150 Fund	13,809,331	714,745	2,844,927	295,357	2,105,679	14,080,185	575,505	—
LVIP SSGA International Index Fund	42,151,919	41,914,444	9,586,677	428,529	9,299,229	84,207,444	2,050,008	—
LVIP SSGA Large Cap 100 Fund	55,411,390	6,860,459	22,024,915	1,685,810	96,574	42,029,318	1,141,261	5,270,488
LVIP SSGA Mid-Cap Index Fund	41,879,798	3,423,595	8,816,607	1,121,245	4,287,304	41,895,335	539,376	252,430
LVIP SSGA S&P 500 Index Fund	197,112,518	11,951,146	65,762,689	20,760,651	11,281,553	175,343,179	3,104,868	2,064,170
LVIP SSGA Small-Cap Index Fund	28,082,058	8,285,927	4,294,967	464,536	2,349,094	34,886,648	332,458	709,546
LVIP T. Rowe Price Growth Stock Fund	41,923,118	1,216,261	12,513,145	1,752,623	9,836,988	42,215,845	90,552	683,206
LVIP Western Asset Core Bond Fund	148,211,006	170,636,156	83,871,205	(1,801,779)	8,120,776	241,294,954	4,048,041	—

Total	$1,329,370,838	$302,009,722	$450,482,987	$22,288,455	$73,180,751	$1,276,366,779	$27,561,947	$9,161,440

LVIP Global Allocation Managed Risk Funds–24

LVIP Global Allocation Managed Risk Funds

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

Affiliated investments of the LVIP Global Moderate Allocation Managed Risk Fund and the corresponding investment activity for the year ended December 31, 2017, were as follows:

	Value 12/31/16	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/17	Dividends	Capital Gain Distributions
LVIP BlackRock Inflation Protected Bond Fund	$207,604,826	$13,205,272	$84,920,766	$(1,692,143)	$2,340,149	$136,537,338	$3,195,191	$—
LVIP Delaware Bond Fund	1,027,072,959	22,637,702	265,272,095	(6,685,345)	21,206,177	798,959,398	22,637,701	—
LVIP Global Income Fund	138,064,417	12,980,581	21,213,308	(456,712)	6,457,012	135,831,990	—	666,033
LVIP JPMorgan High Yield Fund	208,703,183	14,627,411	56,044,152	(1,105,710)	4,050,773	170,231,505	10,163,854	—
LVIP MFS International Growth Fund	347,659,626	58,650,594	57,566,539	2,921,452	99,977,176	451,642,309	4,762,405	—
LVIP Mondrian International Value Fund	208,532,310	9,385,726	28,948,756	(1,820,500)	35,841,403	222,990,183	7,124,530	371,205
LVIP PIMCO Low Duration Bond Fund	346,029,728	33,132,422	108,117,140	682,410	(200,849)	271,526,571	4,723,041	—
LVIP SSGA Bond Index Fund	414,059,489	53,454,051	62,254,239	(868,285)	3,816,222	408,207,238	9,947,029	—
LVIP SSGA Developed International 150 Fund	203,228,217	13,281,924	28,776,800	(823,220)	37,273,371	224,183,492	9,128,216	—
LVIP SSGA Emerging Markets 100 Fund	67,447,570	83,709,648	13,154,405	415,422	12,554,726	150,972,961	3,817,010	—
LVIP SSGA International Index Fund	275,985,377	156,917,597	41,989,482	2,107,500	56,795,723	449,816,715	10,904,497	—
LVIP SSGA Large Cap 100 Fund	339,763,066	38,483,625	167,608,662	18,898,951	(5,762,892)	223,774,088	6,061,419	29,848,141
LVIP SSGA Mid-Cap Index Fund	273,898,903	13,239,306	95,611,997	15,403,083	16,139,312	223,068,607	2,862,296	1,319,273
LVIP SSGA S&P 500 Index Fund	1,312,242,434	184,149,603	306,527,301	47,049,185	185,007,454	1,421,921,375	25,116,886	15,456,730
LVIP SSGA Small-Cap Index Fund	206,623,957	93,023,968	23,376,880	1,372,753	20,409,518	298,053,316	2,833,373	5,670,664
LVIP T. Rowe Price Growth Stock Fund	274,206,203	6,615,391	129,221,275	22,078,602	53,242,918	226,921,839	485,559	3,663,491
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	135,945,182	9,402,324	22,887,165	863,355	26,042,401	149,366,097	279,350	4,431,063
LVIP Western Asset Core Bond Fund	542,077,272	391,713,338	167,846,310	(3,617,715)	18,498,812	780,825,397	12,971,504	—

Total	$6,529,144,719	$1,208,610,483	$1,681,337,272	$94,723,083	$593,689,406	$6,744,830,419	$137,013,861	$61,426,600

LVIP Global Allocation Managed Risk Funds–25

LVIP Global Allocation Managed Risk Funds

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

Affiliated investments of the LVIP Global Growth Allocation Managed Risk Fund and the corresponding investment activity for the year ended December 31, 2017, were as follows:

	Value 12/31/16	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/17	Dividends	Capital Gain Distributions
LVIP BlackRock Inflation Protected Bond Fund	$171,069,884	$10,891,179	$98,579,452	$(1,480,005)	$1,826,801	$83,728,407	$2,571,401	$—
LVIP Clarion Global Real Estate Fund	171,874,787	24,486,644	17,675,898	14,339	10,625,962	189,325,834	7,822,682	—
LVIP Delaware Bond Fund	1,010,456,991	22,219,980	264,789,652	(4,499,254)	20,828,557	784,216,622	22,219,980	—
LVIP Global Income Fund	170,650,674	19,029,655	30,493,360	(617,604)	8,024,147	166,593,512	—	801,099
LVIP JPMorgan High Yield Fund	257,960,741	22,041,487	52,982,549	(1,173,154)	3,863,038	229,709,563	13,570,097	—
LVIP MFS International Growth Fund	257,463,723	266,370,441	50,622,861	2,425,013	93,160,070	568,796,386	5,983,257	—
LVIP Mondrian International Value Fund	257,753,024	14,589,540	31,846,546	(2,393,334)	44,565,529	282,668,213	9,002,033	469,544
LVIP PIMCO Low Duration Bond Fund	342,160,408	35,460,406	128,801,161	860,111	(159,209)	249,520,555	4,316,336	—
LVIP SSGA Bond Index Fund	255,896,301	36,999,849	44,937,978	(403,145)	2,308,030	249,863,057	6,068,459	—
LVIP SSGA Developed International 150 Fund	251,196,128	17,781,607	31,847,318	2,158,495	43,052,223	282,341,135	11,464,082	—
LVIP SSGA Emerging Markets 100 Fund	166,127,911	21,010,628	29,981,558	88,614	32,893,631	190,139,226	4,885,874	—
LVIP SSGA International Index Fund	852,841,433	211,336,537	190,226,837	(3,966,547)	167,845,406	1,037,829,992	25,452,186	—
LVIP SSGA Large Cap 100 Fund	335,956,251	131,121,007	196,715,527	12,117,299	(660,941)	281,818,089	7,617,500	37,452,706
LVIP SSGA Mid-Cap Index Fund	507,792,448	62,842,046	77,007,660	6,051,752	63,103,389	562,781,975	7,204,547	3,309,319
LVIP SSGA S&P 500 Index Fund	1,963,412,109	81,508,872	305,986,945	75,803,609	258,455,138	2,073,192,783	36,543,681	21,413,157
LVIP SSGA Small-Cap Index Fund	255,371,064	33,932,616	34,991,743	1,910,928	24,927,730	281,150,595	2,667,030	6,572,361
LVIP T. Rowe Price Growth Stock Fund	254,194,161	96,919,584	145,475,090	11,458,869	65,936,666	283,034,190	604,356	4,559,804
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	84,014,113	6,239,652	12,929,904	839,714	15,891,565	94,055,140	175,533	2,771,448
LVIP Western Asset Core Bond Fund	422,807,289	431,466,575	145,892,265	(3,158,476)	14,726,819	719,949,942	11,891,417	—

Total	$7,988,999,440	$1,546,248,305	$1,891,784,304	$96,037,224	$871,214,551	$8,610,715,216	$180,060,451	$77,349,438

LVIP Global Allocation Managed Risk Funds–26

LVIP Global Allocation Managed Risk Funds

Notes to Financial Statements (continued)

3. Investments

For the year ended December 31, 2017, each Fund made purchases and sales of investment securities other than short-term investments as follows:

	LVIP Global Conservative Allocation Managed Risk Fund	LVIP Global Moderate Allocation Managed Risk Fund	LVIP Global Growth Allocation Managed Risk Fund
Purchases	$322,224,530	$1,386,473,248	$1,663,952,838
Sales	478,411,945	1,834,195,001	2,129,074,056

At December 31, 2017, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for each Fund were as follows:

	LVIP Global Conservative Allocation Managed Risk Fund	LVIP Global Moderate Allocation Managed Risk Fund	LVIP Global Growth Allocation Managed Risk Fund
Cost of investments and derivatives	$1,223,115,201	$6,369,432,566	$7,958,314,326

Aggregate unrealized appreciation of investments and derivatives	$179,968,275	$1,139,570,195	$1,509,345,595
Aggregate unrealized depreciation of investments and derivatives	(14,662,364)	(74,967,492)	(89,819,570)

Net unrealized appreciation of investments and derivatives	$165,305,911	$1,064,602,703	$1,419,526,025

U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1	–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2	–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3	–	inputs are significant unobservable inputs (including each Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following tables summarize the valuation of each Fund’s investments by fair value hierarchy levels as of December 31, 2017:

Level 1	LVIP Global Conservative Allocation Managed Risk Fund	LVIP Global Moderate Allocation Managed Risk Fund	LVIP Global Growth Allocation Managed Risk Fund
Investments:
Assets:
Affiliated Investment Companies	$1,276,366,779	$6,744,830,419	$8,610,715,216
Unaffiliated Investment Companies	112,106,432	689,550,210	767,554,013

Total Investments	$1,388,473,211	$7,434,380,629	$9,378,269,229

Derivatives:
Liabilities:
Futures	$(52,099)	$(345,360)	$(428,878)

There were no Level 3 investments at the beginning or end of the year.

LVIP Global Allocation Managed Risk Funds–27

LVIP Global Allocation Managed Risk Funds

Notes to Financial Statements (continued)

3. Investments (continued)

During the year ended December 31, 2017, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Funds’ policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2017 and 2016 was as follows:

	LVLVIP Global Conservative Allocation Managed Risk Fund	LVIP Global Moderate Allocation Managed Risk Fund	LVIP Global Growth Allocation Managed Risk Fund
Year Ended December 31, 2017
Ordinary income	$31,756,084	$148,688,593	$187,138,632
Long-term capital gains	5,782,967	—	—

Total	$37,539,051	$148,688,593	$187,138,632

Year Ended December 31, 2016
Ordinary income	$28,835,170	$114,997,711	$151,170,731
Long-term capital gains	23,299,386	81,326,604	—

Total	$52,134,556	$196,324,315	$151,170,731

5. Components of Net Assets on a Tax Basis:

As of December 31, 2017, the components of net assets on a tax basis were as follows:

	LVIP Global Conservative Allocation Managed Risk Fund	LVIP Global Moderate Allocation Managed Risk Fund	LVIP Global Growth Allocation Managed Risk Fund
Shares of beneficial interest	$1,203,027,547	$6,334,346,269	$7,973,908,463
Undistributed ordinary income	47,853	341,374	2,900,164
Undistributed long-term capital gains	18,812,478	31,494,757	—
Capital loss carryforward	—	—	(20,846,885)
Net unrealized appreciation	165,305,911	1,064,602,703	1,419,526,025

Net assets	$1,387,193,789	$7,430,785,103	$9,375,487,767

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales, mark-to-market of futures contracts, straddle losses and pass-through consent dividends from the Underlying Funds.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of distributions received from the Underlying Funds and expiring of capital loss carryforwards. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2017, the Funds recorded the following reclassifications:

	LVIP Global Conservative Allocation Managed Risk Fund	LVIP Global Moderate Allocation Managed Risk Fund	LVIP Global Growth Allocation Managed Risk Fund
Net investment income	$5,767,920	$32,962,313	$41,676,526
Accumulated net realized loss	(5,767,920)	(32,962,313)	9,459,312
Paid-in capital	—	—	(51,135,838)

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses; however, there may be a greater likelihood that all or a portion of each Fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized, due to the fact that post-enactment capital losses must be utilized before pre-enactment capital loss carryovers. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss, whereas before the Act, capital losses carried forward were treated as short-term.

LVIP Global Allocation Managed Risk Funds–28

LVIP Global Allocation Managed Risk Funds

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis: (continued)

As of December 31, 2017, the LVIP Global Growth Allocation Managed Risk Fund had the following capital loss carryforwards for federal income tax purposes:

	Pre-Enactment Short-Term Capital Losses Expiring	Post-Enactment Losses (No Expiration)*
Fund	2018	Short-Term	Long-Term	Total
LVIP Global Growth Allocation Managed Risk Fund	$20,846,885	$—	$—	$20,846,885

*Capital Loss Carryforwards with no expiration must be utilized first.

As of December 31, 2017, the LVIP Global Conservative Allocation Managed Risk Fund and LVIP Global Moderate Allocation Managed Risk Fund had no capital loss carryforwards.

In 2017, the LVIP Global Moderate Allocation Managed Risk Fund utilized $44,611,767 and LVIP Global Growth Allocation Managed Risk Fund utilized $89,278,360 of capital loss carryforwards. The LVIP Global Growth Allocation Managed Risk Fund had $51,135,838 of capital loss carryforwards expired.

6. Capital Shares

Transactions in capital shares were as follows:

	LVIP Global Conservative Allocation Managed Risk Fund		LVIP Global Moderate Allocation Managed Risk Fund		LVIP Global Growth Allocation Managed Risk Fund
	Year Ended		Year Ended		Year Ended
	12/31/17	12/31/16	12/31/17	12/31/16	12/31/17	12/31/16
Shares sold:
Standard Class	916,327	883,029	2,243,191	2,758,729	2,439,243	2,441,210
Service Class	4,605,690	14,315,330	14,077,651	27,920,713	17,089,318	27,529,574
Shares reinvested:
Standard Class	167,697	207,782	344,384	460,061	346,785	295,008
Service Class	2,458,556	3,682,341	9,491,055	14,051,892	12,311,077	11,273,156

	8,148,270	19,088,482	26,156,281	45,191,395	32,186,423	41,538,948

Shares redeemed:
Standard Class	(838,099)	(1,175,203)	(2,681,866)	(3,977,654)	(2,369,202)	(3,009,788)
Service Class	(18,950,077)	(17,815,962)	(62,126,764)	(57,934,175)	(73,100,895)	(73,948,053)

	(19,788,176)	(18,991,165)	(64,808,630)	(61,911,829)	(75,470,097)	(76,957,841)

Net increase (decrease)	(11,639,906)	97,317	(38,652,349)	(16,720,434)	(43,283,674)	(35,418,893)

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts–Each Fund may use futures contracts in the normal course of pursuing its investment objectives and strategies. Each Fund may invest in futures contracts to hedge each Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with each Fund’s investments; to facilitate investments in portfolio securities; and to reduce cost. In addition, each Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, each Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by each Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

LVIP Global Allocation Managed Risk Funds–29

LVIP Global Allocation Managed Risk Funds

Notes to Financial Statements (continued)

7. Derivatives (continued)

During the year ended December 31, 2017 , each Fund used futures contracts to hedge each Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.

LVIP Global Conservative Allocation Managed Risk Fund

Fair values of derivative instruments as of December 31, 2017 were as follows:

	Asset Derivatives		Liability Derivatives
	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value
Futures contracts (Interest rate contracts)*	Variation margin due from broker on futures contracts	$—	Variation margin due from broker on futures contracts	$(52,099)

*Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2017.

Only current day variation margin is reported on the “Statements of Assets and Liabilities.”

The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2017 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(209)	$(52,099)

LVIP Global Moderate Allocation Managed Risk Fund

Fair values of derivative instruments as of December 31, 2017 were as follows:

	Asset Derivatives		Liability Derivatives
	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value
Futures contracts (Interest rate contracts)*	Variation margin due from broker on futures contracts	$—	Variation margin due from broker on futures contracts	$(345,360)

*Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2017.

Only current day variation margin is reported on the “Statements of Assets and Liabilities.”

The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2017 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(1,313)	$(345,360)

LVIP Global Growth Allocation Managed Risk Fund

Fair values of derivative instruments as of December 31, 2017 were as follows:

	Asset Derivatives		Liability Derivatives
	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value
Futures contracts (Interest rate contracts)*	Variation margin due from broker on futures contracts	$—	Variation margin due from broker on futures contracts	$(428,878)

*Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2017.

Only current day variation margin is reported on the “Statements of Assets and Liabilities.”

LVIP Global Allocation Managed Risk Funds–30

LVIP Global Allocation Managed Risk Funds

Notes to Financial Statements (continued)

7. Derivatives (continued)

The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2017 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(1,654)	$(428,878)

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by each Fund during the year ended December 31, 2017.

	Long Derivative Volume Futures Contracts (Average Notional Value)	Short Derivative Volume Futures Contracts (Average Notional Value)
LVIP Global Conservative Allocation Managed Risk Fund	$ 3,218,965	$—
LVIP Global Moderate Allocation Managed Risk Fund	20,373,195	—
LVIP Global Growth Allocation Managed Risk Fund	25,527,613	—

8. Market Risk

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

9. Contractual Obligations

The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown; however, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of material loss to be remote.

10. Recent Regulatory Reporting Updates

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amended Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. As of August 1, 2017, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Funds’ financial statements and related disclosures or impact the Funds’ net assets or results of operations.

11. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Funds’ financial statements.

LVIP Global Allocation Managed Risk Funds–31

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of LVIP Global Conservative Allocation Managed Risk Fund, LVIP Global Moderate Allocation Managed Risk Fund and LVIP Global Growth Allocation Managed Risk Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of LVIP Global Conservative Allocation Managed Risk Fund, LVIP Global Moderate Allocation Managed Risk Fund and LVIP Global Growth Allocation Managed Risk Fund (collectively referred to as the “Funds”) (three of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedules of investments, as of December 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds at December 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.

Philadelphia, Pennsylvania

February 22, 2018

LVIP Global Allocation Managed Risk Funds–32

LVIP Global Allocation Managed Risk Funds

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2017, the Funds report distributions paid during the year as follows:

	(A) Ordinary Income Distributions (Tax Basis)	(B) Long-Term Capital Gains Distributions (Tax Basis)	Total Distributions (Tax Basis)
LVIP Global Conservative Allocation Managed Risk Fund	84.59%	15.41%	100.00%
LVIP Global Moderate Allocation Managed Risk Fund	100.00%	0.00%	100.00%
LVIP Global Growth Allocation Managed Risk Fund	100.00%	0.00%	100.00%

(A) and (B) are based on a percentage of each Fund’s total distributions.

Approval of Investment Management Agreement

On August 22-23 and September 11-12, 2017, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with Milliman Financial Risk Management LLC (“Milliman”) (collectively, with the investment management agreement, the “Advisory Agreements” and each individually an “Advisory Agreement”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and Milliman, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and Milliman provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and Milliman provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding the structure of portfolio manager compensation, brokerage practices, risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement.

The Board considered that the Funds are managed with a risk management strategy using up to 20% of net assets (the “Risk-Management Sleeve”) and that at least 80% of each Fund’s net assets are invested by LIAC in underlying funds (the “Equity Sleeve”). The Board considered that the risk-management strategy was designed to stabilize overall portfolio volatility (that is, variance in the Fund’s investment returns) and reduce the downside exposure of the Fund during significant market downturns by selling (short) (i.e., hedging) positions in exchange-traded equity futures contracts. The Board considered that the Funds’ investments in exchange-traded equity futures and the resulting costs limit the upside participation of the Funds in strong, increasing markets relative to unhedged funds. The Board also considered that Milliman had been appointed sub-adviser to the Risk-Management Sleeve of the Funds effective May 1, 2016, and that in June 2016, the Risk-Management Sleeve’s strategy was changed. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information (including total return and standard deviation) provided by Morningstar for the standard class of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“performance peer group”) and a benchmark index for the one, three, and five year periods, as applicable, ended March 31, 2017.

LVIP Global Allocation Managed Risk Funds–33

LVIP Global Allocation Managed Risk Funds

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

The Board considered an in-person presentation related to the performance of the Risk-Management Sleeve by representatives of Oliver Wyman, an independent management consulting firm (“Oliver Wyman”), that assessed the overall LVIP Managed Risk Fund returns compared to the aggregate returns of risk control funds from 11 variable annuity sponsors.

The Board considered that LIAC had delegated day-to-day portfolio management of the Risk-Management Sleeve to Milliman and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, and monitoring the implementation of the risk management overlay model. The Board also considered an in-person presentation by representatives of Milliman regarding the performance of the Funds sub-advised by Milliman as well as presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve. The Board also considered that in June 2016, the Risk-Management Sleeve’s strategy was changed to eliminate the buying of (long) positions in exchange-traded equity futures with the intention that the revised risk management overlay would improve risk/return performance for investors. The Board noted LIAC’s view that it expects the negative impact of the risk management overlay to dampen over a full market cycle. The Board concluded that LIAC had appropriately reviewed and monitored Milliman’s performance.

The Board reviewed the LVIP Global Conservative Allocation Managed Risk Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Moderately Conservative Allocation funds category and a custom index (Conservative Blended Risk Control Composite). The Board noted that the Fund’s total return was below the return of the performance peer group median and above the return of the benchmark index for the one, three and five year periods. The Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the LVIP Global Moderate Allocation Managed Risk Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Moderate Allocation funds category and a custom index (Moderate Blended Risk Control Composite). The Board noted that the Fund’s total return was below the return of the performance peer group median and above the return of the benchmark index for the one and five year periods and below the return of the performance peer group median and the return of the benchmark index for the three year period. The Board considered LIAC’s comments that underperformance was attributable to the Fund’s higher allocation to international markets, which had underperformed U.S. markets during the one-year period. The Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the LVIP Global Growth Allocation Managed Risk Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Moderate Allocation funds category and a custom index (Growth Blended Risk Control Composite). The Board noted that the Fund’s total return was below the return of the performance peer group median and above the return of the benchmark index for the one year period, below the return of the performance peer group median and the return of the benchmark index for the three year period and above the return of the performance peer group median and the return of the benchmark index for the five year period. The Board concluded that the services provided by LIAC were satisfactory.

Management Fee. The Board reviewed each Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar expense peer group and category median for each Fund. The Board noted that the investment management fees for each Fund were higher than the median investment management fee of the respective Morningstar expense peer group. The Board considered that the net expense ratio (plus acquired fund fees and expenses (“AFFE”)) for each Fund was below the median net expense ratio (including AFFE) of the respective Morningstar expense peer group. The Board concluded that each Fund’s investment management fee was reasonable in light of the nature, quality and extent of services provided by LIAC.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Milliman on behalf of the each of the Funds, the Board considered the nature, extent and quality of services provided by Milliman under the subadvisory agreement. The Board reviewed the services provided by Milliman, the background of the investment professionals servicing the Fund and the reputation, resources

LVIP Global Allocation Managed Risk Funds–34

LVIP Global Allocation Managed Risk Funds

Other Fund Information (unaudited) (continued)

Approval of Subadvisory Agreement (continued)

and subadvisory experience of Milliman. They also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.

Performance. The Board noted that in June 2016, the Risk-Management Sleeve’s strategy was changed to eliminate the buying of (long) positions in exchange-traded equity futures with the intention that the revised risk management overlay would improve risk/return performance for investors. The Board noted LIAC’s view that it expects the negative impact of the risk management overlay to dampen over a full market cycle. The Board also considered various in-person presentations related to the performance of the Risk-Management Sleeve by representatives of Milliman and Oliver Wyman. The Board concluded that the services provided by Milliman were satisfactory.

Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule, which contains breakpoints, as well as information from Milliman regarding fees charged to comparable sub-advised clients. The Board considered that LIAC compensates Milliman from its fees and that the subadvisory fee schedule was negotiated between LIAC and Milliman, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.

Profitability and Fallout Benefits. The Board considered information regarding Milliman’s estimated profitability from providing subadvisory services to the Funds. The Board noted that the subadvisory fee schedule contains breakpoints and was negotiated between LIAC and Milliman, an unaffiliated third party, and that LIAC compensates Milliman from its fees. The Board reviewed materials provided by Milliman as to any additional benefits it receives and noted that Milliman indicated that its business in the aggregate derives non-pecuniary benefits from synergies related to conducting risk management programs for clients in large volume and that Milliman may receive intangible benefits from association with the Funds such as favorable publicity in relevant markets.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.

LVIP Global Allocation Managed Risk Funds–35

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.

The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.

The term Fund Complex includes the 92 series of Lincoln Variable Insurance Products Trust.

Interested Trustee

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	Formerly: Lincoln Advisors Trust

* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of both the Advisor and The Lincoln National Life Insurance Company, the parent company of the Trust’s Adviser.

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	92	Formerly: Lincoln Advisors Trust

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	Formerly: Lincoln Advisors Trust

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	Formerly: Lincoln Advisors Trust

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Formerly: Lincoln Advisors Trust

LVIP Global Allocation Managed Risk Funds–36

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Charles I. Plosser*** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Public Governor for the Financial Industry Regulatory Authority (FINRA); Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	92	Rochester Gas and Electric Corporation

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Associated Grocers of New England (Director Emeritus); Formerly: Lincoln Trust Advisors

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	Formerly: Lincoln Advisors Trust

Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	92	St. Vincent Health; Formerly: Lincoln Advisors Trust

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	92	Formerly: Lincoln Advisors Trust

Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012	92	Trustee of FundVantage Trust

** Steve A. Cobb, is the son-in-law of Kenneth G. Stella.

*** Charles I. Plosser was appointed Trustee effective January 1, 2018.

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.

Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.

LVIP Global Allocation Managed Risk Funds–37

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.

Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Vice President, Secretary, and Chief Legal Officer	Since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President and Chief Compliance Officer, Lincoln National Corporation; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Deputy General Counsel, Janney Montgomery Scott LLC.

Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.

Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.

John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

LVIP Global Allocation Managed Risk Funds–38

LVIP Global Income Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2017

LVIP Global Income Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Global Income Fund

2017 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation

Subadvised by:   Franklin Advisers, Inc.

   Mondrian Investment Partners Limited

The Fund returned 5.04% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2017, while its benchmark, the Citigroup World Government Bond Index1, returned 7.49%.

Because of expectations related to the pro-growth agenda espoused by newly-elected President Trump and U.S. Republicans, which included tax reform and less regulation, the US equity markets began 2017 positively as a continuation of the momentum experienced after Trump’s election in November 2016. Furthermore, economies outside of the U.S. largely continued accommodative monetary policies and, in many cases, expansionary fiscal policies, that were also supportive to non-U.S. equity markets from the outset of the year. As the year progressed, the International Monetary Fund (the “IMF”) upwardly revised economic growth estimates for many non-U.S. economies, including the European Union, Japan and many emerging market countries, with U.S economic growth being revised upward to a lesser extent. This synchronized global economic growth was the foundation for equity markets generating strong positive returns in 2017, along with non-U.S.equity markets outperforming U.S. equity markets for the first time since 2012 because many of those economies are in the early stages of an earnings recovery cycle. It is also notable that these returns were generated while encountering historically low volatility throughout the year.

As we expected, the Federal Reserve continued its path toward normalization of interest rates, with three 25-basis point interest rate increases during 2017 that brought the target Fed Funds rate to 1.25% - 1.50%. Despite these increases to short-term interest rates and a forecast of continued increases in 2018 and beyond, longer term interest rates stayed stubbornly low as the U.S. 10-year Treasury yield ended 2017 seven basis points lower than the end of 2016, and actually spent most of the year even lower. This dynamic, combined with credit spreads steadily tightening throughout 2017, allowed the major fixed income indexes to register positive returns.

For the full year, there was wide dispersion across investment style and size. Growth stocks outperformed value stocks across most asset classes. Additionally, large cap stocks outperformed small cap stocks, with emerging market equities being the notable exception where small cap stocks outperformed large cap stocks. The Information Technology sector was the leading performer, by a wide margin, in the U.S equity markets, with Energy and Telecom being the notable laggards. An interesting dynamic that manifested itself seemed to be that one or two industries seemed to dominate positive returns within each sector. For example, refining led the energy sector by a wide margin, homebuilders and casinos led the consumer sector, etc.

The Fund, sub-advised by Mondrian Investment Partners Limited (“Mondrian”) and Franklin Advisers, Inc. (“Franklin”), invests mainly in fixed income securities of governments and their political subdivisions and agencies, supranational organizations, and companies located anywhere in the world, including emerging markets. During the one-year period ended December 31, 2017, the Fund underperformed the benchmark, mostly due to the currency positions. The Fund’s underweight to Euro, Japanese yen and Australian dollar detracted from relative performance. However, the overweight to Mexico Peso partially offset the underperformance. The Fund benefitted from the overweight to local countries, including New Zealand, Mexico, Poland and Malaysia. Lastly, the Fund’s modest exposure in non-agency residential mortgage-Backed Securities (RMBS), investment-Grade (IG) and high Yield (HY) corporate bonds helped relative performance.

During the period, the Fund used derivatives, such as currency forwards, interest swaps, and CDX for hedging purposes and for efficient portfolio management when the sub-advisers determine that it is more cost or tax efficient to use a derivative instrument than investing directly in the underlying bond or currency market. The Fund’s derivatives exposure detracted from relative performance over the fiscal year.

Portfolio Managers:

Lincoln Investment Advisors Corporation:   Maria Ma

Franklin Advisers, Inc.:   Michael Hasenstab

Christine Zhu

Kent Burns

Christopher J. Molumphy

Roger Bayston

Mondrian Investment Partners Limited:     David Wakefield

Matthew Day

The views expressed represent the Managers’ assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Global Income Fund–1

LVIP Global Income Fund

2017 Annual Report Commentary (unaudited) (continued)

Growth of $10,000 invested 5/4/09 through 12/31/17

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Global Income Fund Standard Class shares on 5/4/09 (commencement of operations). As the chart shows, by 12/31/17, the value of the investment at net asset value, with any dividends and distributions reinvested would have increased to $13,449 for the Standard Class shares and $13,177 for the Service Class shares. For comparison, look at how the Citigroup World Government Bond Index did over the same period. The same $10,000 investment would have increased to $12,309. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/17

Standard Class Shares
One Year	+ 5.04%
Five Years	+ 0.49%
Inception (5/4/09)	+ 3.48%

Service Class Shares
One Year	+4.79%
Five Years	+ 0.24%
Inception (5/4/09)	+ 3.24%

1.

The Citigroup World Government Bond Index (WGBI) measures the performance of fixed-rate, local currency, investment grade sovereign bonds. The WGBI is a widely used benchmark that currently comprises sovereign debt from over 20 countries, denominated in a variety of currencies, and has more than 25 years of history available. The WGBI provides a broad benchmark for the global sovereign fixed income market. WGBI USD is a sub-index denominated in US Dollar.

LVIP Global Income Fund–2

LVIP Global Income Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2017 to December 31, 2017

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY each hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Annualized Expense Ratio	Expenses Paid During Period 7/1/17 to 12/31/17*
Actual
Standard Class Shares	$1,000.00	$1,009.90	0.68%	$3.44
Service Class Shares	1,000.00	1,008.60	0.93%	4.71
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.78	0.68%	$3.47
Service Class Shares	1,000.00	1,020.52	0.93%	4.74

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Global Income Fund–3

LVIP Global Income Fund

Security Type/Country Allocations and Credit Quality Breakdown (unaudited)

As of December 31, 2017

Security Type	Percentage of Net Assets
Agency Collateralized Mortgage Obligations	1.12%
Agency Mortgage-Backed Securities	0.65%
Corporate Bonds	5.31%
Municipal Bonds	0.10%
Non-Agency Asset-Backed Securities	1.68%
Non-Agency Collateralized Mortgage Obligations	0.40%
Non-Agency Commercial Mortgage-Backed Securities	0.18%
Loan Agreements	0.86%
Sovereign Bonds	51.37%
Supranational Banks	2.03%
U.S. Treasury Obligations	29.65%
Common Stock	0.00%
Exchange-Traded Fund	0.24%
Money Market Fund	4.51%
Short-Term Investments	1.07%
Total Investments	99.17%
Security Sold Short	(0.22%)
Receivables and Other Assets Net of Liabilities	1.05%
Total Net Assets	100.00%

Country*	Percentage of Net Assets
Australia	3.75%
Brazil	0.68%
Canada	2.12%
Cayman Islands	0.72%
China	0.11%
France	5.35%
Germany	1.74%
Ghana	0.24%
India	1.38%
Indonesia	1.44%
Italy	0.19%
Japan	11.27%
Luxembourg	1.11%
Malaysia	0.72%
Mexico	6.06%
Monaco	0.01%
Netherlands	0.10%
New Zealand	6.44%
Peru	0.01%
Philippines	0.37%
Poland	2.28%
Republic of Korea	1.71%
Singapore	2.41%
South Africa	0.14%
Spain	2.98%
Supranational	1.02%
Thailand	0.67%
Ukraine	0.29%
United Kingdom	0.29%
United States	37.77%
Total	93.37%

*Allocation includes all investments except for short - term investments.

LVIP Global Income Fund–4

LVIP Global Income Fund

Security Type/Country Allocations and Credit Quality Breakdown

(unaudited) (continued)

Credit Quality Breakdown

(as a % of fixed income investments)*

U.S. Government	33.42%
AAA	20.75%
AA	9.33%
A	22.43%
BBB	9.34%
BB	0.58%
B	0.66%
CCC	0.01%
Not-Rated	2.35%
Short-Term Investments	1.13%
Total	100.00%

*For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s Rating Services (“S&P”) or Moody’s Investor Service, Inc. (“Moody’s”) or Fitch Inc. (“Fitch”). U.S. Treasury Obligations, Agency mortgage-backed, and Agency Collateralized Mortgage Obligation securities appear under “U.S. Government”. Discount notes and U.S. Treasury Bills, appear under “Short-Term Investments”. “Not-Rated” is used to classify securities for which a rating is not available and does not necessarily indicate low credit quality. Credit quality ratings are subject to change.

LVIP Global Income Fund–5

LVIP Global Income Fund

Statement of Net Assets

December 31, 2017

Principal Amount°		Value (U.S. $)

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–1.12%
Fannie Mae Connecticut Avenue Securities
•Series 2014-C02 1M2 4.152% (LIBOR01M + 2.60%) 5/25/24	385,000	$408,694
•Series 2014-C03 1M2 4.552% (LIBOR01M + 3.00%) 7/25/24	754,753	806,759
•Series 2014-C04 1M2 6.452% (LIBOR01M + 4.90%) 11/25/24	405,643	464,120
•Series 2014-C04 2M2 6.552% (LIBOR01M + 5.00%) 11/25/24	418,703	473,651
•Series 2015-C01 1M2 5.852% (LIBOR01M + 4.30%) 2/25/25	145,516	159,413
•Series 2015-C01 2M2 6.102% (LIBOR01M + 4.55%) 2/25/25	544,044	581,657
•Series 2015-C02 1M2 5.552% (LIBOR01M + 4.00%) 5/25/25	166,995	181,443
•Series 2015-C02 2M2 5.552% (LIBOR01M + 4.00%) 5/25/25	420,547	447,221
•Series 2015-C03 1M2 6.552% (LIBOR01M + 5.00%) 7/25/25	236,360	266,681
•Series 2015-C03 2M2 6.552% (LIBOR01M + 5.00%) 7/25/25	578,661	636,851
•Series 2017-C01 1M2 5.102% (LIBOR01M + 3.55%) 7/25/29	465,000	505,331
Freddie Mac Structured Agency Credit Risk Debt Notes
•Series 2014-DN1 M2 3.752% (LIBOR01M + 2.20%) 2/25/24	210,700	217,069
•Series 2014-DN3 M3 5.552% (LIBOR01M + 4.00%) 8/25/24	232,117	253,986
•Series 2015-DN1 M3 5.702% (LIBOR01M + 4.15%) 1/25/25	595,900	644,661
•Series 2015-DNA1 M3 4.852% (LIBOR01M + 3.30%) 10/25/27	250,000	281,028
•Series 2015-DNA2 M3 5.452% (LIBOR01M + 3.90%) 12/25/27	750,000	835,683

Principal Amount°		Value (U.S. $)

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Freddie Mac Structured Agency Credit Risk Debt Notes (continued)
•Series 2015-DNA3 M2 4.402% (LIBOR01M + 2.85%) 4/25/28	642,056		$664,489
•Series 2015-HQ1 M3 5.352% (LIBOR01M + 3.80%) 3/25/25	860,000		934,819
•Series 2015-HQ2 M3 4.802% (LIBOR01M + 3.25%) 5/25/25	250,000		283,638
•Series 2015-HQA1 M2 4.202% (LIBOR01M + 2.65%) 3/25/28	740,131		754,817
•Series 2015-HQA2 M2 4.352% (LIBOR01M + 2.80%) 5/25/28	610,734		631,496
•Series 2016-DNA1 M3 7.102% (LIBOR01M + 5.55%) 7/25/28	250,000		302,407
•Series 2016-HQA1 M2 4.302% (LIBOR01M + 2.75%) 9/25/28	750,000		770,994
•Series 2016-HQA2 M2 3.802% (LIBOR01M + 2.25%) 11/25/28	275,000		282,097

Total Agency Collateralized Mortgage Obligations (Cost $11,488,441)		11,789,005

AGENCY MORTGAGE-BACKED SECURITIES–0.65%
Fannie Mae ARM
•2.876% (LIBOR12M + 1.126%) 4/1/38	17,528		18,650
•3.025% (LIBOR06M + 1.525%) 11/1/34	31,447		32,567
•3.031% (H15T1Y + 2.21%) 4/1/34	145,945		154,333
•3.12% (H15T1Y + 2.149%) 7/1/34	34,235		36,096
•3.132% (LIBOR12M + 1.35%) 10/1/37	25,213		26,115
•3.155% (LIBOR12M + 1.405%) 4/1/38	110,217		114,289
•3.199% (H15T1Y + 2.00%) 9/1/34	115,567		121,482
•3.211% (H15T1Y + 2.211%) 6/1/35	640,619		672,996
•3.251% (LIBOR12M + 1.501%) 9/1/33	151,473		158,616

LVIP Global Income Fund–6

LVIP Global Income Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae ARM (continued)
•3.257% (LIBOR12M + 1.509%) 11/1/37	38,975	$40,546
•3.296% (LIBOR12M + 1.66%) 2/1/35	16,467	17,298
•3.305% (LIBOR12M + 1.555%) 10/1/35	279,036	289,123
•3.328% (H15T1Y + 2.205%) 9/1/33	84,150	88,749
•3.374% (H15T1Y + 2.124%) 10/1/32	48,497	50,795
•3.475% (LIBOR12M + 1.845%) 1/1/37	5,600	5,889
•3.50% (LIBOR12M + 1.75%) 3/1/35	30,075	31,503
•3.562% (LIBOR12M + 1.812%) 8/1/36	29,429	31,342
•3.574% (LIBOR12M + 1.922%) 1/1/37	86,648	91,394
•3.593% (LIBOR12M + 1.844%) 5/1/36	8,647	9,133
•3.595% (LIBOR12M + 1.827%) 6/1/36	35,476	37,428
•3.674% (LIBOR12M + 1.84%) 5/1/38	108,867	115,834
Fannie Mae S.F. 15 yr TBA 3.00% 1/1/33	3,690,000	3,758,467
Freddie Mac ARM
•3.045% (LIBOR06M + 1.592%) 1/1/36	15,263	15,769
•3.177% (H15T1Y + 2.25%) 3/1/34	13,870	14,661
•3.227% (H15T1Y + 2.28%) 1/1/35	117,597	123,530
•3.293% (H15T1Y + 2.439%) 4/1/30	41,559	43,382
•3.348% (H15T1Y + 2.358%) 8/1/31	22,789	23,709
•3.371% (H15T1Y + 2.248%) 1/1/35	128,821	135,902
•3.494% (LIBOR12M + 1.831%) 4/1/38	105,396	111,795
•3.50% (H15T1Y + 2.25%) 10/1/34	20,321	21,406
•3.575% (H15T1Y + 2.45%) 7/1/36	67,045	69,244
•3.603% (LIBOR12M + 1.878%) 5/1/38	35,038	36,728
•3.659% (H15T1Y + 2.409%) 11/1/33	13,139	13,869

Principal Amount°		Value (U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac ARM (continued)
•3.674% (LIBOR12M + 1.869%) 5/1/38	301,373		$318,543
•3.79% (LIBOR12M + 2.049%) 11/1/36	15,601		16,533

Total Agency Mortgage-Backed Securities (Cost $6,803,190)		6,847,716

ΔCORPORATE BONDS–5.31%
Australia–0.23%
BlueScope Steel Finance 6.50% 5/15/21	200,000		209,000
FMG Resources August 2006 Pty 4.75% 5/15/22	200,000		203,250
Westpac Banking
2.10% 2/25/21	1,500,000		1,480,749
2.25% 11/9/20	500,000		498,312

			2,391,311

Canada–0.12%
Canadian Natural Resources 1.75% 1/15/18	500,000		499,915
Royal Bank of Canada 2.10% 10/14/20	500,000		496,596
Valeant Pharmaceuticals International 5.375% 3/15/20	250,000		251,250

			1,247,761

Cayman Islands–0.12%
Alibaba Group Holding 2.50% 11/28/19	600,000		601,908
JD.com 3.125% 4/29/21	300,000		299,266
Park Aerospace Holdings 5.25% 8/15/22	200,000		199,500
•Seven & Seven 2.452% (LIBOR06M + 1.00%) 9/11/19	120,000		119,416

			1,220,090

China–0.11%
Export-Import Bank of China 2.50% 7/31/19	600,000		600,419
Industrial & Commercial Bank of China 3.231% 11/13/19	600,000		605,272

			1,205,691

France–0.12%
Dexia Credit Local 2.375% 9/20/22	300,000		296,864
Electricite de France 2.15% 1/22/19	1,000,000		1,000,281

			1,297,145

LVIP Global Income Fund–7

LVIP Global Income Fund

Statement of Net Assets (continued)

		Principal Amount°	Value (U.S. $)

ΔCORPORATE BONDS (continued)
Germany–0.11%
•Deutsche Bank 2.746% (LIBOR03M + 1.31%) 8/20/20		600,000	$607,996
Norddeutsche Landesbank Girozentrale 2.00% 2/5/19		600,000	598,376

			1,206,372

Italy–0.19%
Banca Monte dei Paschi di Siena 2.875% 4/16/21	EUR	600,000	781,521
Intesa Sanpaolo
3.875% 1/16/18		700,000	700,475
3.875% 1/15/19		500,000	506,799

			1,988,795

Luxembourg–0.11%
Allergan Funding
2.35% 3/12/18		600,000	600,504
3.45% 3/15/22		300,000	305,102
Altice Financing 7.50% 5/15/26		200,000	213,500

			1,119,106

Mexico–0.02%
Coca-Cola Femsa 2.375% 11/26/18		250,000	250,715

			250,715

Netherlands–0.10%
•ING Bank 2.385% (LIBOR03M + 0.69%) 10/1/19		500,000	503,565
LyondellBasell Industries 6.00% 11/15/21		300,000	333,514
OI European Group 4.00% 3/15/23		200,000	200,770

			1,037,849

Republic of Korea–0.03%
Woori Bank 4.75% 4/30/24		350,000	367,495

			367,495

South Africa–0.00%
@K2016470219 South Africa PIK 3.00% 12/31/22		93,431	3,270

			3,270

Spain–0.01%
Banco Popular Espanol 1.00% 3/3/22	EUR	100,000	123,794

			123,794

United Kingdom–0.29%
Aptiv 3.15% 11/19/20		800,000	812,897
HSBC Holdings 3.40% 3/8/21		200,000	204,512
Imperial Brands Finance 2.95% 7/21/20		400,000	404,108

	Principal Amount°	Value (U.S. $)

ΔCORPORATE BONDS (continued)
United Kingdom (continued)
Petrofac 3.40% 10/10/18	200,000	$198,500
Sinopec Group Overseas Development 2015 2.50% 4/28/20	500,000	497,586
Sinopec Group Overseas Development 2017 2.375% 4/12/20	300,000	297,661
State Grid Overseas Investment 2014 2.75% 5/7/19	300,000	301,207
State Grid Overseas Investment 2016 2.75% 5/4/22	300,000	297,663

		3,014,134

United States–3.75%
Amazon.com 2.40% 2/22/23	300,000	297,242
American Airlines Group 5.50% 10/1/19	100,000	103,250
American Tower 3.30% 2/15/21	500,000	509,534
3.40% 2/15/19	300,000	303,482
•Amgen 2.046% (LIBOR03M + 0.60%) 5/22/19	1,000,000	1,006,323
Anadarko Petroleum 4.85% 3/15/21	200,000	211,360
Anheuser-Busch InBev Finance 2.65% 2/1/21	600,000	603,443
Anthem 2.50% 11/21/20	200,000	199,720
•Apple 2.274% (LIBOR03M + 0.82%) 2/22/19	400,000	403,607
AT&T 2.45% 6/30/20	700,000	699,654
Bank of America
2.151% 11/9/20	400,000	398,442
•2.399% (LIBOR03M + 1.04%) 1/15/19	1,000,000	1,008,455
2.65% 4/1/19	700,000	704,103
•Bank of New York Mellon 2.292% (LIBOR03M + 0.87%) 8/17/20	500,000	507,709
Baxalta 2.875% 6/23/20	500,000	503,518
Beazer Homes USA 5.75% 6/15/19	643,000	667,916
California Resources 8.00% 12/15/22	73,000	60,499
Calpine 5.375% 1/15/23	900,000	878,625
Capital One Bank USA 2.30% 6/5/19	800,000	799,334
Capital One Financial 2.50% 5/12/20	300,000	299,795
Celgene 2.25% 8/15/21	400,000	394,401
2.75% 2/15/23	200,000	198,584
CIT Group 5.00% 8/15/22	83,000	88,187

LVIP Global Income Fund–8

LVIP Global Income Fund

Statement of Net Assets (continued)

Principal Amount°		Value (U.S. $)

ΔCORPORATE BONDS (continued)
United States (continued)
Citigroup
•2.119% (LIBOR03M + 0.77%) 4/8/19	200,000	$201,140
2.40% 2/18/20	800,000	799,475
CNH Industrial Capital 3.875% 10/15/21	400,000	408,016
Community Health Systems 7.125% 7/15/20	100,000	75,250
DAE Funding 4.00% 8/1/20	300,000	303,750
Dell International 3.48% 6/1/19	400,000	405,150
Devon Energy 3.25% 5/15/22	300,000	305,451
DISH DBS 5.875% 7/15/22	300,000	302,625
Dollar General 1.875% 4/15/18	500,000	499,746
Dominion Energy 2.50% 12/1/19	500,000	500,990
Enable Midstream Partners 2.40% 5/15/19	400,000	397,838
Energy Transfer Equity 4.25% 3/15/23	200,000	199,000
EnLink Midstream Partners 2.70% 4/1/19	100,000	99,941
Enterprise Products Operating 2.55% 10/15/19	200,000	200,713
Fiserv 2.70% 6/1/20	600,000	604,087
Glencore Funding 3.00% 10/27/22	100,000	99,207
•Goldman Sachs Group 2.788% (LIBOR03M + 1.20%) 9/15/20	1,600,000	1,630,912
HCA
4.25% 10/15/19	100,000	102,375
5.875% 5/1/23	100,000	107,000
•Hewlett Packard Enterprise 3.626% (LIBOR03M + 1.93%) 10/5/18	600,000	607,727
HSBC USA 2.00% 8/7/18	600,000	600,136
Jackson National Life Global Funding 2.25% 4/29/21	500,000	494,904
JPMorgan Chase & Co.
1.85% 3/22/19	500,000	498,258
2.20% 10/22/19	1,000,000	999,319
2.40% 6/7/21	200,000	199,024
Juniper Networks 3.125% 2/26/19	500,000	504,058
Kinder Morgan 3.05% 12/1/19	200,000	201,841
Kinder Morgan Finance 6.00% 1/15/18	300,000	300,530
Kraft Heinz Foods 2.00% 7/2/18	500,000	500,047
3.50% 6/6/22	500,000	512,152
Kroger 2.60% 2/1/21	500,000	500,882
Lockheed Martin 1.85% 11/23/18	300,000	299,700

Principal Amount°		Value (U.S. $)

ΔCORPORATE BONDS (continued)
United States (continued)
Marriott International 2.875% 3/1/21	800,000	$805,731
Maxim Integrated Products 2.50% 11/15/18	1,000,000	1,003,779
Metropolitan Life Global Funding I 3.875% 4/11/22	300,000	314,783
Morgan Stanley
•2.215% (LIBOR03M + 0.85%) 1/24/19	500,000	502,684
•2.514% (LIBOR03M + 1.14%) 1/27/20	800,000	811,773
2.80% 6/16/20	400,000	403,847
Navient
5.50% 1/15/19	200,000	204,000
6.625% 7/26/21	100,000	105,750
NBCUniversal Enterprise 1.974% 4/15/19	600,000	599,024
New York Life Global Funding 2.10% 1/2/19	1,000,000	1,001,519
Nuveen Finance 2.95% 11/1/19	300,000	303,002
PetSmart 7.125% 3/15/23	300,000	179,250
Procter & Gamble 1.70% 11/3/21	200,000	195,258
Protective Life Global Funding
1.722% 4/15/19	300,000	298,473
2.262% 4/8/20	400,000	398,451
•Prudential Financial 2.196% (LIBOR03M + 0.78%) 8/15/18	600,000	602,348
PSEG Power 3.00% 6/15/21	500,000	504,798
Realty Income 3.25% 10/15/22	500,000	508,591
Regions Financial 2.00% 5/15/18	500,000	499,628
Reynolds American 2.30% 6/12/18	500,000	500,641
Sabine Pass Liquefaction 5.625% 2/1/21	300,000	321,828
Sanchez Energy 7.75% 6/15/21	150,000	141,750
Southern 2.35% 7/1/21	400,000	397,958
Sprint Communications 9.00% 11/15/18	37,000	38,992
Sprint Spectrum 3.36% 9/20/21	187,500	189,141
Talen Energy Supply 9.50% 7/15/22	200,000	206,000
Tenet Healthcare
5.50% 3/1/19	160,000	163,200
7.50% 1/1/22	100,000	105,375
Time Warner 2.10% 6/1/19	500,000	499,205
TransDigm 6.00% 7/15/22	400,000	409,000
United Technologies 4.50% 4/15/20	500,000	524,680
Verizon Communications 2.625% 2/21/20	588,000	593,273

LVIP Global Income Fund–9

LVIP Global Income Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

ΔCORPORATE BONDS (continued)
United States (continued)
Viacom 2.75% 12/15/19	257,000	$256,735
Walgreen 3.10% 9/15/22	300,000	301,527
Wells Fargo
•2.243% (LIBOR03M + 0.88%) 7/22/20	600,000	608,912
2.50% 3/4/21	200,000	199,999
Zimmer Biomet Holdings 2.70% 4/1/20	700,000	700,706

		39,710,038

Total Corporate Bonds (Cost $56,253,176)		56,183,566

MUNICIPAL BONDS–0.10%
Commonwealth of Pennsylvania Second Series 5.00% 1/15/20	400,000	424,944
San Jose California Redevelopment Agency Successor Agency Senior Series A-T 2.48% 8/1/21	90,000	89,855
Senior Series A-T 2.63% 8/1/22	300,000	300,474
Texas State Transportation Commission (Highway Improvement) Series A 5.00% 4/1/21	180,000	198,909

Total Municipal Bonds (Cost $1,015,738)		1,014,182

NON-AGENCY ASSET-BACKED SECURITIES–1.68%
American Express Credit Account Master Trust
•Series 2008-2 A 2.737% (LIBOR01M + 1.26%) 9/15/20	300,000	300,461
Series 2017-6 A 2.04% 5/15/23	950,000	945,424
•Atrium X Series 10A CR 3.309% (LIBOR03M + 1.95%) 7/16/25	150,000	150,138
•BlueMountain Fuji US CLO II
Series 2017-2A B 3.481% (LIBOR03M + 2.15%) 10/20/30	350,000	354,523
Capital One Multi-Asset Execution Trust Series 2017-A4 A4 1.99% 7/17/23	820,000	814,817
•Carlyle Global Market Strategies CLO Series 2014-4A A1R 2.559% (LIBOR03M + 1.20%) 10/15/26	820,000	826,137
Carlyle US CLO
•Series 2017-1A A1A 2.663% (LIBOR03M + 1.30%) 4/20/31	800,000	809,020

	Principal Amount°	Value (U.S. $)

NON-AGENCY ASSET-BACKED SECURITIES (continued)
Carlyle US CLO (continued)
•Series 2017-2A B 3.731% (LIBOR03M + 2.40%) 7/20/31	250,000	$252,151
•Catamaran CLO Series 2014-2A BR 4.304% (LIBOR03M + 2.95%) 10/18/26	606,600	610,619
•Centerline REIT Series 2004-RR3 A2 4.76% (LIBOR01M + 4.76%) 9/21/45	100,504	101,233
•Chase Issuance Trust Series 2014-A5 A5 1.847% (LIBOR01M + 0.37%) 4/15/21	750,000	752,829
Citibank Credit Card Issuance Trust Series 2017-A3 A3 1.92% 4/7/22	600,000	596,257
Colony American Homes
•Series 2014-1A A 2.627% (LIBOR01M + 1.15%) 5/17/31	251,103	251,785
•Series 2014-1A C 3.327% (LIBOR01M + 1.85%) 5/17/31	100,000	100,346
•Series 2014-2A A 2.427% (LIBOR01M + 0.95%) 7/17/31	119,071	119,273
•Series 2015-1A A 2.632% (LIBOR01M + 1.20%) 7/17/32	531,100	532,904
•Conseco Finance Series 1997-3 A7 7.64% 3/15/28	17,479	17,582
Discover Card Execution Note Trust
•Series 2013-A6 A6 1.927% (LIBOR01M + 0.45%) 4/15/21	580,000	581,837
•Series 2014-A1 A1 1.907% (LIBOR01M + 0.43%) 7/15/21	800,000	802,736
•Dryden 34 Senior Loan Fund Series 2014-34A AR 2.519% (LIBOR03M + 1.16%) 10/15/26	800,000	804,142
•Dryden 38 Senior Loan Fund Series 2015-38A A 2.789% (LIBOR03M + 1.43%) 7/15/27	542,857	544,815
•Dryden 49 Senior Loan Fund Series 2017-49A C 3.704% (LIBOR03M + 2.35%) 7/18/30	100,000	101,160

LVIP Global Income Fund–10

LVIP Global Income Fund

Statement of Net Assets (continued)

Principal Amount°		Value (U.S. $)

NON-AGENCY ASSET-BACKED SECURITIES (continued)
•Dryden 53 CLO Series 2017-53A C 3.405% (LIBOR03M + 1.700%) 1/15/31	300,000	$300,000
•Flatiron CLO Series 2014-1A BR 3.753% (LIBOR03M + 2.40%) 7/17/26	350,000	349,399
Invitation Homes Trust
•Series 2015-SFR1 A 2.91% (LIBOR01M + 1.45%) 3/17/32	208,353	209,317
•Series 2015-SFR2 A 2.841% (LIBOR01M + 1.35%) 6/17/32	320,331	320,861
•Series 2015-SFR3 A 2.76% (LIBOR01M + 1.30%) 8/17/32	265,942	267,605
•Long Point Park CLO Series 2017-1A B 3.386% (LIBOR03M + 1.70%) 1/17/30	300,000	300,000
•Madison Avenue Manufactured Housing Contract Trust Series 2002-A B1 4.802% (LIBOR01M + 3.25%) 3/25/32	88,904	90,428
•Madison Park Funding XXIII Series 2017-23A C 3.812% (LIBOR03M + 2.35%) 7/27/30	400,000	402,676
•Octagon Investment Partners 31 Series 2017-1A C 3.763% (LIBOR03M + 2.40%) 7/20/30 .	65,415	65,979
•tPark Place Securities Asset-Backed Pass Through Certificates Series 2004-WHQ2 M2 2.497% (LIBOR01M + 0.945%) 2/25/35	3,363	3,365
•RAAC Trust Series 2004-SP1 AII 2.252% (LIBOR01M + 0.70%) 3/25/34	201,453	196,637
Towd Point Mortgage Trust
•Series 2015-3 A1B 3.00% 3/25/54	129,861	130,423
•Series 2016-1 A1 3.50% 2/25/55	495,555	502,774
•Series 2016-4 A1 2.25% 7/25/56	510,190	506,028
•Series 2016-5 A1 2.50% 10/25/56	449,159	445,926
•Series 2017-1 A1 2.75% 10/25/56	912,962	911,791
•Series 2017-2 A1 2.75% 4/25/57	445,252	444,916
•Series 2017-4 A1 2.75% 6/25/57	795,569	792,264

	Principal Amount°	Value (U.S. $)

NON-AGENCY ASSET-BACKED SECURITIES (continued)
Towd Point Mortgage Trust (continued)
•Series 2017-5 A1 2.152% (LIBOR01M + 0.60%) 2/25/57	286,576	$286,926
West CLO
•Series 2014-1A A2R 2.704% (LIBOR03M + 1.35%) 7/18/26	310,000	309,707
•Series 2014-1A BR 3.204% (LIBOR03M + 1.85%) 7/18/26	560,000	558,898

Total Non-Agency Asset-Backed Securities (Cost $17,763,369)		17,766,109

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–0.40%
•Bear Stearns Alternative A Trust Series 2004-10 1A3 2.552% (LIBOR01M + 1.00%) 9/25/34	16,064	16,100
•tCHL Mortgage Pass Through Trust Series 2004-11 2A1 3.133% 7/25/34	79,856	79,964
•CSMC Trust Series 2014-IVR3 A1 3.50% 7/25/44	124,643	126,416
•HarborView Mortgage Loan Trust Series 2004-1 3A 3.279% 4/19/34	225,371	232,878
•Impac Secured Assets Series 2004-4 M1 2.317% (LIBOR01M + 0.765%) 2/25/35	100,000	100,065
•IndyMac Index Mortgage Loan Trust Series 2005-AR1 1A1 3.401% 3/25/35	318,925	322,482
•JPMorgan Mortgage Trust Series 2004-A1 5A1 3.649% 2/25/34	298,578	300,564
•Merrill Lynch Mortgage Investors Trust Series 2003-A 1A 2.292% (LIBOR01M + 0.74%) 3/25/28	48,277	46,234
Morgan Stanley Mortgage Loan Trust
•Series 2004-8AR 4A2 3.44% 10/25/34	256,871	256,560
•Series 2004-10AR 2A2 3.474% 11/25/34	204,745	207,888
•New York Mortgage Trust Series 2005-3 M1 2.227% (LIBOR01M + 0.675%) 2/25/36	25,052	22,441

LVIP Global Income Fund–11

LVIP Global Income Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
•Sequoia Mortgage Trust Series 2004-10 A2 2.141% (LIBOR01M + 0.64%) 11/20/34	318,879	$315,541
•Structured ARM Loan Trust Series 2004-12 3A1 3.462% 9/25/34	250,151	249,440
•Structured Asset Mortgage Investments Trust Series 2003-AR1 A1 2.235% (LIBOR01M + 0.74%) 10/19/33	297,267	280,607
Structured Asset Mortgage Investments II Trust
•Series 2003-AR4 A1 2.195% (LIBOR01M + 0.70%) 1/19/34	258,571	252,198
•Series 2004-AR6 A1A 2.195% (LIBOR01M + 0.70%) 2/19/35	286,736	283,635
WaMu Mortgage Pass Through Certificates Trust
•tSeries 2005-AR8 2AB2 1.972% (LIBOR01M + 0.42%) 7/25/45	122,370	121,392
•tSeries 2005-AR19 A1A1 1.822% (LIBOR01M + 0.27%) 12/25/45	316,128	306,012
Wells Fargo Mortgage-Backed Securities Trust
•Series 2003-L 1A2 3.589% 11/25/33	251,167	254,061
•Series 2003-O 1A2 3.61% 1/25/34	82,893	85,125
•Series 2004-X 1A1 3.684% 11/25/34	93,792	94,677
•Series 2005-AR9 2A2 3.62% 10/25/33	298,797	297,692

Total Non-Agency Collateralized Mortgage Obligations (Cost $4,181,614)		4,251,972

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–0.18%
•Bank of America Commercial Mortgage Trust Series 2006-4 AJ 5.695% 7/10/46	43,603	43,766
•CD Commercial Mortgage Trust Series 2005-CD1 E 5.26% 7/15/44	74,769	74,656
Commercial Mortgage Trust
•Series 2006-GG7 AJ 5.767% 7/10/38	301,000	281,295

	Principal Amount°	Value (U.S. $)

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Commercial Mortgage Trust (continued)
•Series 2006-GG7 AM 5.767% 7/10/38	107,412	$108,056
•*Csail Commercial Mortgage Trust Series 2015-C2 XA 0.854% 6/15/57	6,783,838	305,345
•GE Commercial Mortgage Series 2007-C1 AM 5.606% 12/10/49	150,000	151,826
•JPMorgan Chase Commercial Mortgage Securities Trust Series 2005-LDP5 F 5.699% 12/15/44	251,838	251,186
•Merrill Lynch Mortgage Trust Series 2005-CKI1 D 5.362% 11/12/37	37,349	37,305
•Morgan Stanley Capital I Trust Series 2007-IQ16 AMA 6.122% 12/12/49	13,697	13,688
Multi Security Asset Trust Commercial Mortgage-Backed Securities Pass Through
•tSeries 2005-RR4A J 5.88% 11/28/35	342,320	343,039
•tSeries 2005-RR4A K 5.88% 11/28/35	260,000	265,205
•Resource Capital Series 2015-CRE4 A 2.877% (LIBOR01M + 1.40%) 8/15/32	26,164	26,142

Total Non-Agency Commercial Mortgage-Backed Securities (Cost $1,955,329)		1,901,509

LOAN AGREEMENTS–0.86%
•Air Canada Tranche B 1st Lien 3.00% (LIBOR03M + 2.25%) 10/6/23	6,407	6,448
•Allison Transmission Tranche B 1st Lien 3.57% (LIBOR03M + 2.00%) 9/23/22	114,490	115,460
•Altice US Finance I Tranche B 1st Lien 3.819% (LIBOR03M + 2.25%) 7/28/25	24,804	24,747
•AMC Entertainment Holdings Tranche B 1st Lien
3.489% (LIBOR03M + 2.25%) 12/15/22	15,052	15,134
3.727% (LIBOR03M + 2.25%) 12/15/23	85,791	85,898

LVIP Global Income Fund–12

LVIP Global Income Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

LOAN AGREEMENTS (continued)
•Appvion 1st Lien DIP 7.50% (LIBOR03M + 6.50%) 7/2/18	149,211	$149,461
•Aristocrat International Pty Tranche B2 1st Lien 3.61% (LIBOR03M + 2.25%) 10/20/21	16,621	16,721
•Ascena Retail Group 1st Lien 5.25% (LIBOR03M + 4.50%) 8/21/22	336,116	279,536
•Ashland Tranche B 1st Lien 3.569% (LIBOR03M + 2.00%) 5/25/24	82,478	83,045
•Avis Budget Car Rental Tranche B 1st Lien 3.70% (LIBOR03M + 2.00%) 3/15/22	205,433	205,767
•Bowie Resource Holdings Tranche B 1st Lien 8.75% (LIBOR03M + 7.75%) 8/12/20	144,281	141,598
•Caraustar Industries 1st Lien 6.50% (LIBOR03M + 5.50%) 3/9/22	35,789	35,986
•Chemours Tranche B1 1st Lien 4.07% (LIBOR03M + 2.50%) 5/12/22	85,303	86,120
•Ciena Tranche B 1st Lien 3.25% (LIBOR03M + 2.50%) 1/30/22	24,660	24,783
•CommScope Tranche B 1st Lien 3.00% (LIBOR03M + 2.00%) 12/29/22	48,258	48,570
•Consolidated Communications Tranche B 1st Lien 4.00% (LIBOR03M + 3.00%) 10/5/23	24,012	23,655
•CSC Holdings Tranche B 1st Lien 3.741% (LIBOR03M + 2.25%) 7/17/25	82,625	82,424
•Cyanco Intermediate 1st Lien 5.50% (LIBOR03M + 4.50%) 4/29/20	54,133	54,945
•EFS Cogen Holdings I Tranche B 1st Lien 4.25% (LIBOR03M + 3.25%) 6/28/23	15,103	15,269
•Endo International Tranche B 1st Lien 5.00% (LIBOR03M + 4.25%) 4/27/24	218,560	220,268

	Principal Amount°	Value (U.S. $)

LOAN AGREEMENTS (continued)
•Evergreen Acqco 1 Tranche C 1st Lien 5.00% (LIBOR03M + 3.75%) 10/3/19	183,075	$172,640
•FGI Operating Tranche B 1st Lien 5.50% (LIBOR03M + 4.25%) 4/19/19	904,444	511,011
•Fieldwood Energy 1st Lien 3.875% (LIBOR03M + 2.875%) 9/28/18	604,108	584,976
•FinCo I Tranche B 1st Lien 4.319% (LIBOR03M + 2.75%) 12/27/22	219,361	222,213
•Global Payments Tranche A2 1st Lien 3.32% (LIBOR03M + 1.75%) 5/2/22	78,016	78,406
•Global Telecommunciations Tel*Link Tranche B 1st Lien 5.25% (LIBOR03M + 4.00%) 5/21/20	26,242	26,374
•Gray Television Tranche B 1st Lien 3.861% (LIBOR03M + 2.50%) 2/7/24	180,000	181,254
•Greektown Holdings Tranche B 1st Lien 3.75% (LIBOR03M + 3.00%) 4/25/24	224,805	224,853
•Harbor Freight Tools USA 1st Lien 4.00% (LIBOR03M + 3.25%) 8/16/23	149,984	151,185
•Harsco Tranche B 1st Lien 4.00% (LIBOR03M + 3.00%) 12/7/24	28,940	29,350
•Helix Gen Funding Tranche B 1st Lien 4.75% (LIBOR03M + 3.75%) 6/3/24	482,555	484,690
•Hertz Tranche B 1st Lien 3.50% (LIBOR03M + 2.75%) 6/30/23	296,977	296,792
•INC Research Holdings Tranche B 1st Lien 3.819% (LIBOR03M + 2.25%) 6/26/24	128,267	128,617
•JBS USA LUX Tranche B 1st Lien 3.25% (LIBOR03M + 2.50%) 10/30/22	219,640	216,153

LVIP Global Income Fund–13

LVIP Global Income Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

LOAN AGREEMENTS (continued)
•KAR Auction Services Tranche B5 1st Lien 4.25% (LIBOR03M + 2.50%) 3/9/23	47,414	$47,755
•Leidos Innovations Tranche B 1st Lien 3.625% (LIBOR03M + 2.00%) 8/16/23	22,521	22,746
•Lightstone Holdco Tranche B 1st Lien 5.50% (LIBOR03M + 4.50%) 1/30/24	384,353	386,655
•Lightstone Holdco Tranche C 1st Lien 5.50% (LIBOR03M + 4.50%) 1/30/24	24,405	24,552
•Lions Gate Entertainment 1st Lien 3.569% (LIBOR03M + 2.00%) 12/8/21	63,903	63,983
•MKS Instruments Tranche B 1st Lien 2.75% (LIBOR03M + 2.00%) 5/1/23	28,300	28,477
•Navios Maritime Midstream Partners Tranche B 1st Lien 5.50% (LIBOR03M + 4.50%) 6/18/20	131,964	131,634
•Navistar Tranche B 1st Lien 4.90% (LIBOR03M + 3.50%) 11/6/24	128,549	129,212
•NRG Energy Tranche B 1st Lien 3.00% (LIBOR03M + 2.25%) 6/30/23	118,200	118,410
•OCI Beaumont Tranche B3 1st Lien 7.75% (LIBOR03M + 6.75%) 8/20/19	352,446	357,809
•ON Semiconductor Tranche B 1st Lien 3.35% (LIBOR03M + 2.00%) 3/31/23	146,968	147,817
Onsite Rental Group 5.74% (LIBOR03M + 5.74%) 10/25/22	88,583	87,697
Onsite Rental Group Secured Note 0.00% (LIBOR03M + 0.209%) 10/23/22	121,112	90,834
•OSG Bulk Ships Tranche B - Exit 1st Lien 5.25% (LIBOR03M + 4.25%) 8/5/19	107,601	104,373

	Principal Amount°	Value (U.S. $)

LOAN AGREEMENTS (continued)
•Oxbow Carbon Tranche A 1st Lien 4.444% (LIBOR03M + 4.36%) 1/4/22	120,000	$120,150
•Oxbow Carbon Tranche B 1st Lien 5.194% (LIBOR03M + 3.50%) 1/19/20	73,063	73,154
5.312% (LIBOR03M + 3.75%) 12/18/22	80,000	80,650
•PetSmart 1st Lien 4.00% (LIBOR03M + 3.00%) 3/10/22	304,392	244,513
•Post Holdings Tranche B 1st Lien 3.60% (LIBOR03M + 2.25%) 5/24/24	149,624	150,346
•Quintiles IMS Tranche B2 1st Lien 3.321% (LIBOR03M + 2.00%) 1/18/25	196,609	196,117
•Rackspace Hosting Tranche B 1st Lien 4.00% (LIBOR03M + 3.00%) 11/3/23	48,234	48,277
•Russell Investments US Institutional Holdco Tranche B 1st Lien 5.25% (LIBOR03M + 4.25%) 6/1/23	25,986	26,172
•Smart & Final Stores Tranche B 1st Lien 4.25% (LIBOR03M + 3.50%) 11/15/22	99,791	97,712
•Spectrum Brands Tranche B 1st Lien 3.40% (LIBOR03M + 2.00%) 6/23/22	193,538	194,793
•Sungard Availability Services Capital Tranche B 1st Lien 6.00% (LIBOR03M + 5.00%) 3/31/19	279,775	268,934
•TI Group Automotive Systems Tranche B 1st Lien 3.50% (LIBOR03M + 2.75%) 6/30/22	101,492	102,190
•US Renal Care 1st Lien 5.25% (LIBOR03M + 4.25%) 12/31/22	138,634	136,901
•UTEX Industries Tranche B 1st Lien 5.00% (LIBOR03M + 4.00%) 5/22/21	101,621	99,884

LVIP Global Income Fund–14

LVIP Global Income Fund

Statement of Net Assets (continued)

	Principal Amount°		Value (U.S. $)

LOAN AGREEMENTS (continued)
•Valeant Pharmaceuticals International Tranche B 1st Lien 4.25% (LIBOR03M + 3.50%) 4/1/22		68,319	$69,370
•Western Digital Tranche B 1st Lien 3.569% (LIBOR03M + 2.00%) 4/29/23		66,489	66,805
•WEX Tranche B 1st Lien 4.319% (LIBOR03M + 2.75%) 7/1/23		93,859	94,437
•XPO Logistics Tranche B 1st Lien 3.599% (LIBOR03M + 2.25%) 11/1/21		247,979	249,716

Total Loan Agreements (Cost $9,616,873)			9,086,424

ΔSOVEREIGN BONDS–51.37%
Australia–3.52%
Australia Government Bonds
2.75% 11/21/27	AUD	12,500,000	9,854,723
3.25% 4/21/25	AUD	12,500,000	10,222,455
4.75% 4/21/27	AUD	9,500,000	8,715,693
5.25% 3/15/19	AUD	10,400,000	8,439,322

			37,232,193

Brazil–0.68%
≠Brazil Letras Do Tesouro Nacional 10.90% 7/1/20	BRL	1,240,000	304,584
Brazil Notas do Tesouro Nacional Inflation Linked Bond Series B 6.00% 8/15/18	BRL	100,000	95,072
Brazil Notas do Tesouro Nacional Series F
10.00% 1/1/21	BRL	4,810,000	1,491,170
10.00% 1/1/25	BRL	13,825,000	4,147,335
10.00% 1/1/27	BRL	3,889,000	1,158,244

			7,196,405

Canada–1.99%
Canadian Government Bonds
0.75% 9/1/21	CAD	7,500,000	5,747,792
1.50% 6/1/26	CAD	11,400,000	8,702,544
1.75% 3/1/19	CAD	4,500,000	3,588,115
5.00% 6/1/37	CAD	2,600,000	2,970,391

			21,008,842

France–5.23%
French Republic Government Bond O.A.T.
≠0.10% 5/25/20	EUR	14,450,000	17,532,346
0.50% 5/25/25	EUR	16,500,000	20,114,206
1.25% 5/25/36	EUR	10,550,000	12,448,237

	Principal Amount°		Value (U.S. $)

ΔSOVEREIGN BONDS (continued)
France (continued)
French Republic Government Bond O.A.T. (continued)
3.00% 4/25/22	EUR	3,800,000	$5,190,546

			55,285,335

Germany–1.62%
Bundesobligation 0.00% 10/8/21	EUR	2,000,000	2,434,577
Bundesrepublik Deutschland Bundesanleihe
0.50% 8/15/27	EUR	3,500,000	4,226,977
1.00% 8/15/24	EUR	3,000,000	3,828,647
4.00% 1/4/37	EUR	1,000,000	1,836,225
Bundesschatzanweisungen 0.00% 6/14/19	EUR	4,000,000	4,848,863

			17,175,289

Ghana–0.24%
Ghana Government Bonds
18.75% 1/24/22	GHS	1,280,000	301,446
19.00% 11/2/26	GHS	3,850,000	943,295
19.75% 3/25/24	GHS	1,280,000	315,208
19.75% 3/15/32	GHS	3,850,000	938,293
21.50% 3/9/20	GHS	50,000	12,036
24.50% 6/21/21	GHS	50,000	13,276
24.75% 3/1/21	GHS	50,000	13,186
24.75% 7/19/21	GHS	50,000	13,395

			2,550,135

India–1.38%
India Government Bonds
8.13% 9/21/22	INR	840,000,000	13,565,156
8.83% 11/25/23	INR	60,000,000	1,001,782

			14,566,938

Indonesia–1.44%
Indonesia Treasury Bonds
7.00% 5/15/27	IDR	130,488,000,000	10,108,191
8.25% 7/15/21	IDR	2,600,000,000	206,486
8.375% 3/15/34	IDR	29,440,000,000	2,424,854
8.75% 5/15/31	IDR	14,332,000,000	1,233,814
9.00% 3/15/29	IDR	5,142,000,000	448,266
10.00% 2/15/28	IDR	7,040,000,000	648,809
10.50% 8/15/30	IDR	1,160,000,000	111,281

			15,181,701

Japan–11.27%
Japan Bank for International Cooperation 2.125% 6/1/20		200,000	198,866
Japan Government 5 yr Bonds 0.10% 6/20/26	JPY	3,410,000,000	30,527,180
Japan Government 10 yr Bonds
0.10% 6/20/21	JPY	3,450,000,000	30,848,496
1.30% 3/20/19	JPY	650,000,000	5,868,899

LVIP Global Income Fund–15

LVIP Global Income Fund

Statement of Net Assets (continued)

	Principal Amount°		Value (U.S. $)

ΔSOVEREIGN BONDS (continued)
Japan (continued)
Japan Government 20 yr Bonds
0.20% 6/20/36	JPY	900,000,000	$7,577,788
1.50% 3/20/34	JPY	970,000,000	10,140,764
1.60% 6/20/30	JPY	350,000,000	3,655,665
1.90% 3/22/21	JPY	809,000,000	7,647,550
1.90% 6/20/25	JPY	653,000,000	6,635,662
Japan Government 30 yr Bonds
0.30% 6/20/46	JPY	950,000,000	7,408,938
1.70% 9/20/44	JPY	795,000,000	8,693,889

			119,203,697

Malaysia–0.72%
Malaysia Government Bonds
3.654% 10/31/19	MYR	4,000,000	997,956
3.899% 11/16/27	MYR	2,750,000	678,334
3.90% 11/30/26	MYR	11,000,000	2,685,104
4.181% 7/15/24	MYR	13,023,000	3,261,381

			7,622,775

Mexico–6.03%
Mexican Bonos
4.75% 6/14/18	MXN	94,340,000	4,739,574
5.00% 12/11/19	MXN	357,130,000	17,306,797
6.50% 6/10/21	MXN	249,020,000	12,244,882
7.50% 6/3/27	MXN	222,500,000	11,194,197
7.75% 11/23/34	MXN	155,000,000	7,887,125
8.00% 6/11/20	MXN	5,810,000	298,112
8.50% 12/13/18	MXN	174,350,000	8,938,691
Mexican Cetes 2.07% 6/21/18	MXN	14,352,000	704,808
Mexican Udibonos
2.50% 12/10/20	MXN	4,446,184	220,323
4.00% 6/13/19	MXN	5,645,288	289,448

			63,823,957

New Zealand–6.44%
New Zealand Government Bonds
4.50% 4/15/27	NZD	31,450,000	25,523,206
5.00% 3/15/19	NZD	7,500,000	5,516,135
5.50% 4/15/23	NZD	24,450,000	20,125,396
6.00% 5/15/21	NZD	21,150,000	16,917,071

			68,081,808

Peru–0.01%
Peru Government Bond 7.84% 8/12/20	PEN	427,000	146,837

			146,837

Philippines–0.37%
Philippine Government Bonds
2.125% 5/23/18	PHP	82,264,000	1,642,978
3.375% 8/20/20	PHP	6,330,000	123,917
3.875% 11/22/19	PHP	88,610,000	1,768,591

	Principal Amount°		Value (U.S. $)

ΔSOVEREIGN BONDS (continued)
Philippines (continued)
Philippine Government Bonds (continued)
5.00% 8/18/18	PHP	6,960,000	$141,064
5.875% 1/31/18	PHP	9,410,000	188,785

			3,865,335

Poland–2.28%
Republic of Poland Government Bonds
1.50% 4/25/20	PLN	20,000,000	5,701,317
1.75% 7/25/21	PLN	17,000,000	4,805,585
2.50% 7/25/26	PLN	13,000,000	3,538,732
5.75% 4/25/29	PLN	28,000,000	10,024,482

			24,070,116

Republic of Korea–1.67%
Korea Monetary Stabilization Bonds
≠1.317% 1/16/18	KRW	2,420,000,000	2,259,277
1.33% 10/2/18	KRW	2,290,000,000	2,131,588
≠1.608% 10/8/18	KRW	3,870,000,000	3,609,866
1.72% 12/2/18	KRW	560,000,000	522,632
Korea Treasury Bonds
1.25% 12/10/19	KRW	1,150,000,000	1,057,438
1.75% 12/10/18	KRW	6,910,000,000	6,448,772
3.375% 9/10/23	KRW	1,004,000,000	985,331
3.50% 3/10/24	KRW	702,000,000	696,608

			17,711,512

Singapore–2.41%
Singapore Government Bonds
2.00% 7/1/20	SGD	13,000,000	9,802,609
2.375% 6/1/25	SGD	10,000,000	7,693,746
2.875% 9/1/30	SGD	10,000,000	8,004,038

			25,500,393

South Africa–0.14%
Republic of South Africa Government Bonds
6.25% 3/31/36	ZAR	60,000	3,498
7.00% 2/28/31	ZAR	930,000	62,723
8.00% 1/31/30	ZAR	4,530,000	335,453
8.25% 3/31/32	ZAR	3,230,000	239,473
8.50% 1/31/37	ZAR	70,000	5,099
8.875% 2/28/35	ZAR	3,030,000	231,065
10.50% 12/21/26	ZAR	7,005,000	632,927

			1,510,238

Spain–2.97%
Spain Government Bonds
1.40% 1/31/20	EUR	9,200,000	11,419,143
1.60% 4/30/25	EUR	8,550,000	10,735,645
4.20% 1/31/37	EUR	5,998,000	9,243,744

			31,398,532

LVIP Global Income Fund–16

LVIP Global Income Fund

Statement of Net Assets (continued)

	Principal Amount°		Value (U.S. $)

ΔSOVEREIGN BONDS (continued)
Thailand–0.67%
Thailand Government Bond 3.875% 6/13/19	THB	224,000,000	$7,116,340

			7,116,340

Ukraine–0.29%
µUkraine Government International Bonds GDP Linked 3.20% 5/31/40		5,516,000	3,054,959

			3,054,959

Total Sovereign Bonds (Cost $524,168,527)			543,303,337

SUPRANATIONAL BANKS–2.03%
Asian Development Bank 2.35% 6/21/27	JPY	1,000,000,000	10,790,859
European Investment Bank 2.15% 1/18/27	JPY	1,000,000,000	10,623,297

Total Supranational Banks (Cost $20,746,009)			21,414,156

U.S. TREASURY OBLIGATIONS–29.65%
U.S. Treasury Bonds
2.50% 2/15/46		6,000,000	5,711,250
3.125% 8/15/44		11,000,000	11,825,430
3.625% 8/15/43		7,000,000	8,171,680
4.50% 5/15/38		13,500,000	17,550,000
5.375% 2/15/31		7,650,000	10,167,179
U.S. Treasury Inflation Index Notes
0.125% 4/15/21		780,555	777,590
0.125% 1/15/22		2,506,586	2,496,979
1.375% 1/15/20		1,254,726	1,287,927
1.875% 7/15/19		722,019	744,614
U.S. Treasury Notes
0.625% 4/30/18		23,200,000	23,140,805
0.875% 6/15/19		2,700,000	2,662,611
1.00% 8/31/19		26,000,000	25,635,899
1.125% 4/30/20		25,000,000	24,557,618
1.375% 2/28/19		1,900,000	1,889,906
1.50% 2/28/19		2,500,000	2,490,332
1.625% 3/31/19		1,000,000	997,207
1.625% 6/30/19		25,000,000	24,916,505
1.625% 8/31/19		2,100,000	2,091,674
1.625% 12/31/19		6,000,000	5,969,414
1.625% 8/15/22		36,440,000	35,593,765
1.625% 2/15/26		34,000,000	32,114,727
1.75% 9/30/19		26,596,000	26,539,898
1.75% 3/31/22		2,500,000	2,459,375
2.00% 8/31/21		1,125,000	1,121,462
2.125% 9/30/21		1,100,000	1,100,859
2.125% 12/31/21		3,000,000	3,001,055
2.25% 4/30/21		1,700,000	1,711,555
2.25% 7/31/21		3,500,000	3,520,918

	Principal Amount°	Value (U.S. $)

U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Notes (continued)
2.50% 5/15/24	29,500,000	$29,838,212
3.375% 11/15/19	500,000	513,838
3.625% 8/15/19	2,900,000	2,981,110

Total U.S. Treasury Obligations (Cost $312,881,421)		313,581,394

	Number of Shares

COMMON STOCK–0.00%
†=Holdco Class A	1,232,692	996
†Halcon Resources	4,396	33,278

Total Common Stock (Cost $46,422)		34,274

EXCHANGE-TRADED FUND–0.24%
PowerShares Senior Loan Portfolio	108,000	2,488,320

Total Exchange-Traded Fund (Cost $2,498,557)		2,488,320

MONEY MARKET FUND–4.51%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 1.15%)	47,743,890	47,743,890

Total Money Market Fund (Cost $47,743,890)		47,743,890

	Principal Amount°

SHORT-TERM INVESTMENTS–1.07%
≠Discount Notes–0.37%
Federal Farm Credit 1.05% 1/2/18	3,940,000	3,939,885

		3,939,885

≠U.S. Treasury Obligations–0.70%
U.S. Treasury Bills
1.004% 1/11/18	1,814,000	1,813,468
1.105% 1/18/18	2,796,000	2,794,467
1.247% 3/8/18	2,800,000	2,793,485

		7,401,420

Total Short-Term Investments (Cost $11,341,051)		11,341,305

LVIP Global Income Fund–17

LVIP Global Income Fund

Statement of Net Assets (continued)

		Value (U.S. $)

TOTAL INVESTMENTS–99.17% (Cost $1,028,503,607)		$1,048,747,159
	Principal Amount°

SECURITY SOLD SHORT–(0.22%)
Fannie Mae S.F. 30 yr TBA 3.50% 1/1/48	(2,214,000)	(2,273,155)

Total Security Sold Short (Proceeds $2,272,809)		(2,273,155)

« RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–1.05%		11,061,535

NET ASSETS APPLICABLE TO 93,514,998 SHARES OUTSTANDING–100.00%		$1,057,535,539

NET ASSET VALUE PER SHARE–LVIP GLOBAL INCOME FUND STANDARD CLASS ($366,307,758 / 32,256,921 Shares)		$11.356

NET ASSET VALUE PER SHARE–LVIP GLOBAL INCOME FUND SERVICE CLASS ($691,227,781 / 61,258,077 Shares)		$11.284

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2017:
Shares of beneficial interest (unlimited authorization–no par)		$1,051,876,668
Accumulated net investment loss		(9,491,923)
Accumulated net realized gain on investments.		486,316
Net unrealized appreciation of investments, foreign currencies and derivatives		14,664,478

TOTAL NET ASSETS		$1,057,535,539

Δ	Securities have been classified by country of origin.

†	Non-income producing.

•

Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2017. Rate will reset at a future date.

*	Interest only security. An interest only security is the interest only portion of a fixed income security which is sold separately from the principal portion of the security.

«

Includes $34,962 cash collateral held at broker for futures contracts, $2,764,301 cash collateral held at brokers for centrally cleared swap contracts, $1,009,000 cash collateral held at brokers for certain open bilateral derivatives, $3,406 variation margin due from broker on futures contracts, $345,460 due to broker on swap contracts, $4,321,304 payable for securities purchased, $411,486 payable for fund shares redeemed, $2,153 interest payable on short securities, $690,755 due to manager and affiliates, and $103,078 other accrued expenses payable as of December 31, 2017.

@	PIK. 100% of the income received was in the form of additional par.

◆

Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to Financial Statements.”

≠	The rate shown is the effective yield at the time of purchase.

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

LVIP Global Income Fund–18

LVIP Global Income Fund

Statement of Net Assets (continued)

The following foreign currency exchange contracts, futures contracts and swap contracts were outstanding at December 31, 2017:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
BAML	EUR	(112,716)	USD	134,504	1/17/18	$—	$(899)
BAML	EUR	(1,236,123)	USD	1,449,577	2/6/18	—	(37,122)
BAML	EUR	(705,000)	USD	833,250	2/22/18	—	(15,391)
BAML	EUR	(1,236,123)	USD	1,469,689	3/7/18	—	(19,493)
BAML	JPY	(122,220,000)	USD	1,125,652	4/18/18	34,421	—
BAML	JPY	(34,125,000)	USD	312,500	5/25/18	7,132	—
BCLY	EUR	(11,875,228)	USD	14,223,851	1/31/18	—	(54,017)
BCLY	JPY	(288,100,000)	USD	2,544,333	1/16/18	—	(14,904)
BCLY	JPY	(108,530,000)	USD	962,631	1/24/18	—	(1,846)
BCLY	JPY	(49,760,000)	USD	450,643	1/31/18	8,290	—
BCLY	JPY	(13,360,000)	USD	122,557	2/15/18	3,710	—
BCLY	JPY	(81,840,000)	USD	756,817	2/28/18	28,345	—
BCLY	JPY	(24,430,094)	USD	222,868	3/19/18	5,150	—
BCLY	JPY	(192,553,560)	USD	1,743,860	3/26/18	27,074	—
BCLY	JPY	(79,441,000)	USD	721,151	6/29/18	8,749	—
BNYM	AUD	(47,859,500)	USD	37,141,158	1/31/18	—	(201,742)
BNYM	CAD	(17,733,500)	USD	14,034,553	1/31/18	—	(80,351)
BNYM	GBP	44,633,000	USD	(58,941,223)	1/31/18	1,389,510	—
BNYM	JPY	(7,497,089,000)	USD	66,155,380	1/31/18	—	(491,791)
BNYM	MXN	(141,331,000)	USD	7,296,988	1/31/18	156,589	—
BNYM	NZD	(95,893,000)	USD	66,154,928	1/31/18	—	(1,774,137)
BNYM	PLN	(42,607,000)	USD	11,818,534	1/31/18	—	(421,954)
BNYM	SGD	(34,188,000)	USD	25,113,763	1/31/18	—	(462,120)
CITI	AUD	(1,703,000)	USD	1,257,886	2/22/18	—	(70,785)
CITI	BRL	(1,464,939)	USD	442,847	1/2/18	1,413	—
CITI	BRL	16,360,795	USD	(4,905,050)	5/3/18	—	(39,768)
CITI	EUR	(146,969)	USD	171,747	2/7/18	—	(5,024)
CITI	EUR	(1,630,646)	USD	1,927,162	2/22/18	—	(35,721)
CITI	JPY	(15,350,000)	USD	135,536	1/16/18	—	(820)
CITI	JPY	(336,389,300)	USD	3,052,950	2/8/18	61,454	—
CITI	JPY	(36,124,000)	USD	329,080	2/13/18	7,759	—
CITI	JPY	(24,520,467)	USD	222,761	3/20/18	4,223	—
CITI	JPY	(294,831,000)	USD	2,667,007	3/23/18	38,828	—
CITI	JPY	(25,100,000)	USD	231,091	4/13/18	7,056	—
CITI	JPY	(105,000,000)	USD	977,958	4/24/18	40,133	—
CITI	JPY	(18,273,000)	USD	162,627	5/16/18	—	(799)
CITI	JPY	(11,394,000)	USD	102,490	5/22/18	549	—
CITI	JPY	(170,648,500)	USD	1,539,996	6/1/18	12,294	—
CITI	JPY	(230,500,000)	USD	2,075,323	6/8/18	10,932	—
CITI	JPY	(11,693,000)	USD	104,234	6/13/18	—	(522)
CITI	KRW	(6,020,000,000)	USD	5,341,140	3/15/18	—	(304,461)
DB	AUD	(79,687)	USD	62,441	4/19/18	278	—
DB	EUR	(1,488,375)	USD	1,765,419	1/16/18	—	(22,417)
DB	EUR	(22,847)	USD	26,949	1/22/18	—	(505)
DB	EUR	(2,196,300)	USD	2,603,515	1/24/18	—	(36,041)
DB	EUR	(683,600)	USD	799,880	2/5/18	—	(22,249)
DB	EUR	(1,141,261)	USD	1,332,970	2/7/18	—	(39,711)
DB	EUR	(946,717)	USD	1,110,330	2/15/18	—	(28,848)
DB	EUR	(564,000)	USD	673,698	2/28/18	—	(5,443)
DB	EUR	(898,375)	USD	1,067,009	3/13/18	—	(15,719)
DB	EUR	(1,358,907)	USD	1,612,873	4/19/18	—	(28,966)
DB	GBP	(210,000)	USD	277,863	4/19/18	—	(6,753)
DB	INR	13,590,000	USD	(205,846)	4/19/18	4,746	—

LVIP Global Income Fund–19

LVIP Global Income Fund

Statement of Net Assets (continued)

Foreign Currency Exchange Contracts (continued)

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
DB	JPY	(25,363,000)	USD	231,403	2/20/18	$5,729	$—
DB	JPY	(11,260,000)	USD	103,941	2/26/18	3,725	—
DB	JPY	(23,347,000)	USD	215,822	2/28/18	8,006	—
DB	JPY	(54,738,000)	USD	500,621	3/5/18	13,235	—
DB	JPY	(97,000,000)	USD	898,714	3/13/18	34,587	—
DB	JPY	(284,100,000)	USD	2,616,769	4/13/18	80,975	—
DB	KRW	(7,965,000,000)	USD	7,124,966	2/28/18	—	(343,796)
GSC	EUR	(221,966)	USD	262,927	1/17/18	—	(3,715)
GSC	EUR	(970,000)	USD	1,150,109	1/29/18	—	(16,019)
GSC	EUR	(152,500)	USD	179,771	1/30/18	—	(3,573)
GSC	EUR	(1,315,000)	USD	1,537,629	2/2/18	—	(43,596)
GSC	EUR	(222,505)	USD	264,091	2/20/18	—	(3,720)
GSC	EUR	(152,500)	USD	182,885	2/28/18	—	(747)
GSC	EUR	(1,978,556)	USD	2,363,320	3/5/18	—	(19,962)
GSC	EUR	(221,966)	USD	263,398	3/19/18	—	(4,225)
GSC	JPY	(43,530,000)	USD	385,757	4/27/18	—	(3,109)
GSC	JPY	(24,447,000)	USD	217,678	5/15/18	—	(953)
HSBC	EUR	(5,579,250)	USD	6,598,300	1/10/18	—	(100,909)
HSBC	EUR	(461,000)	USD	549,129	1/16/18	—	(4,624)
HSBC	EUR	(520,000)	USD	609,255	2/2/18	—	(16,020)
HSBC	EUR	(799,545)	USD	948,260	2/22/18	—	(14,189)
HSBC	JPY	(50,970,000)	USD	449,827	1/16/18	—	(2,947)
HSBC	JPY	(51,004,000)	USD	468,786	2/22/18	14,923	—
HSBC	JPY	(59,187,000)	USD	535,386	2/27/18	8,586	—
HSBC	JPY	(39,672,000)	USD	362,964	3/1/18	9,814	—
HSBC	JPY	(53,500,000)	USD	476,699	3/6/18	305	—
HSBC	JPY	(19,870,000)	USD	177,648	5/15/18	—	(50)
HSBC	JPY	(7,824,000)	USD	70,410	5/29/18	380	—
HSBC	KRW	(7,310,000,000)	USD	6,766,638	3/5/18	—	(88,200)
HSBC	KRW	(880,000,000)	USD	778,485	3/20/18	—	(46,818)
HSBC	KRW	(2,146,000,000)	USD	1,906,369	4/30/18	—	(107,327)
JPMC	AUD	(6,420,000)	USD	4,902,472	2/15/18	—	(106,514)
JPMC	AUD	(730,000)	USD	572,093	4/19/18	2,625	—
JPMC	AUD	(2,896,648)	USD	2,213,806	4/30/18	—	(45,813)
JPMC	AUD	(6,420,000)	USD	4,900,097	5/15/18	—	(107,904)
JPMC	BRL	9,372,629	USD	(2,804,329)	6/4/18	—	(26,826)
JPMC	CAD	(510,000)	USD	406,343	4/19/18	69	—
JPMC	EUR	(10,541)	USD	12,264	1/10/18	—	(394)
JPMC	EUR	(33,513)	USD	39,624	1/11/18	—	(620)
JPMC	EUR	(446,000)	USD	531,437	1/16/18	—	(4,298)
JPMC	EUR	(110,916)	USD	132,382	1/17/18	—	(859)
JPMC	EUR	(414,981)	USD	492,555	1/18/18	—	(5,984)
JPMC	EUR	(300,521)	USD	354,966	1/22/18	—	(6,159)
JPMC	EUR	(1,774,000)	USD	2,075,966	2/2/18	—	(57,185)
JPMC	EUR	(33,513)	USD	39,699	2/12/18	—	(621)
JPMC	EUR	(300,521)	USD	355,570	2/20/18	—	(6,142)
JPMC	EUR	(33,513)	USD	39,763	3/12/18	—	(625)
JPMC	EUR	(300,521)	USD	355,517	3/15/18	—	(6,721)
JPMC	EUR	(662,624)	USD	786,555	4/19/18	—	(14,031)
JPMC	IDR	1,040,000,000	USD	(75,416)	4/12/18	854	—
JPMC	INR	5,070,000	USD	(75,852)	4/12/18	2,773	—
JPMC	INR	6,000,000	USD	(90,922)	4/19/18	2,054	—
JPMC	JPY	(176,475,000)	USD	1,586,563	1/22/18	18,434	—
JPMC	JPY	(720,006,000)	USD	6,453,690	2/16/18	48,387	—
JPMC	JPY	(11,285,000)	USD	102,377	2/28/18	1,928	—

LVIP Global Income Fund–20

LVIP Global Income Fund

Statement of Net Assets (continued)

Foreign Currency Exchange Contracts (continued)

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
JPMC	JPY	(113,300,000)	USD	1,015,701	3/5/18	$ 6,878	$—
JPMC	JPY	(24,468,902)	USD	224,389	3/26/18	6,228	—
JPMC	JPY	(5,819,000)	USD	51,931	3/30/18	37	—
JPMC	JPY	(286,000,000)	USD	2,561,312	4/6/18	9,644	—
JPMC	JPY	(53,249,400)	USD	478,336	4/19/18	2,875	—
JPMC	JPY	(274,457,000)	USD	2,446,358	5/14/18	—	(7,982)
JPMC	JPY	(26,934,000)	USD	246,834	5/22/18	5,859	—
JPMC	JPY	(271,440,000)	USD	2,419,822	6/13/18	—	(11,974)
JPMC	JPY	(114,500,000)	USD	1,022,778	6/15/18	—	(3,138)
JPMC	MXN	3,790,000	USD	(198,762)	4/12/18	—	(9,566)
JPMC	MXN	15,800,000	USD	(803,658)	4/19/18	—	(15,921)
JPMC	NOK	1,250,000	USD	(151,837)	4/19/18	899	—
JPMC	PHP	4,600,000	USD	(88,359)	4/19/18	3,385	—
JPMC	PLN	430,000	USD	(120,973)	4/19/18	2,628	—
JPMC	SEK	1,300,000	USD	(156,758)	4/19/18	2,830	—
MSC	EUR	(231,500)	USD	273,116	1/18/18	—	(4,997)
MSC	EUR	(231,500)	USD	274,075	3/19/18	—	(5,043)
MSC	JPY	(48,880,000)	USD	442,513	3/26/18	6,704	—
MSC	JPY	(9,000,000)	USD	80,456	6/18/18	—	(198)
SCB	EUR	(107,800)	USD	127,393	1/8/18	—	(2,030)
SCB	EUR	(3,645,000)	USD	4,327,653	2/20/18	—	(59,529)
SCB	JPY	(63,360,000)	USD	571,454	1/22/18	8,447	—
SCB	JPY	(46,050,000)	USD	412,819	4/10/18	1,865	—
SCB	JPY	(18,274,000)	USD	163,191	5/15/18	—	(234)
SCB	JPY	(5,370,800)	USD	47,781	5/16/18	—	(253)
SCB	JPY	(31,894,000)	USD	286,845	5/24/18	1,459	—
UBS	EUR	(136,016)	USD	160,800	1/8/18	—	(2,498)
UBS	EUR	(120,300)	USD	142,708	1/18/18	—	(1,815)
UBS	EUR	(984,000)	USD	1,164,396	1/22/18	—	(18,042)
UBS	EUR	(136,016)	USD	161,902	3/6/18	—	(1,948)

Total Foreign Currency Exchange Contracts						$2,175,762	$(5,600,682)

Futures Contracts

Contracts to Buy (Sell)	Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation	Value/ Unrealized Depreciation
Interest Rate Contracts:
100 U.S. Treasury 2 yr Notes	$21,410,938	$21,458,884	3/30/18	$—	$(47,946)
(14) U.S. Treasury 10 yr Notes	(1,736,656)	(1,738,806)	3/21/18	2,150	—

Total Futures Contracts				$2,150	$(47,946)

LVIP Global Income Fund–21

LVIP Global Income Fund

Statement of Net Assets (continued)

Swap Contracts

CDS Contracts

Reference Obligation/ Payment Frequency	Notional Amount[2]		Annual Protection Payments	Termination Date	Value	Upfront Payments Paid (Received)	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared/ Protection
Purchased/Moody’s Ratings
CDX.NA.HY.29[3] -Quarterly		640,000	5.00%	12/20/22	$(53,006)	$(44,973)	$—	$(8,033)
ITRX.EUR.28[4] -Quarterly	EUR	1,000,000	1.00%	12/20/22	(32,538)	(25,433)	—	(7,105)
Olin 5.50% 8/15/22/Ba1 -Quarterly		500,000	1.00%	12/20/21	(7,099)	10,470	—	(17,569)
Republic of Turkey 11.875% 1/15/30/Bal -Quarterly		60,000	1.00%	12/20/22	1,764	2,291	—	(527)

						(57,645)	—	(33,234)

Protection Sold
CDX.EM.28[5] -Quarterly		388,000	1.00%	12/20/22	(3,488)	(13,670)	10,182	—
CDX.NA.IG.29[6] -Quarterly		1,100,000	1.00%	12/20/22	26,211	21,791	4,420	—

						8,121	14,602	—

Counterparty/ Reference Obligation/ Payment Frequency	Notional Amount[2]		Annual Protection Payments	Termination Date	Value	Upfront Payments Paid (Received)	Unrealized Appreciation	Unrealized Depreciation
Over-The-Counter/ Protection
Purchased/Moody’s Ratings
BCLY Best Buy 5.50% 3/15/21/Baa1 -Quarterly		50,000	5.00%	6/20/22	$(8,919)	$(7,657)	$—	$(1,262)
BCLY Kohl’s 4.00% 11/1/21/Baa2 -Quarterly		145,000	1.00%	6/20/22	2,130	7,656	—	(5,526)
BCLY Macy’s Retail 3.45% 1/15/21/Baa3 -Quarterly		125,000	1.00%	6/20/22	6,676	8,397	—	(1,721)
BCLY Tenet Healthcare 6.875% 11/15/31/Caa1 -Quarterly		160,000	5.00%	3/20/19	(6,791)	(4,394)	—	(2,397)
CITI Ally Financial 7.5% 9/15/20/Ba3 -Quarterly		80,000	5.00%	12/20/22	(14,757)	(14,504)	—	(253)
CITI American Airlines Group 5.5% 10/1/19/B1 -Quarterly		100,000	5.00%	12/20/19	(8,444)	(8,095)	—	(349)
CITI Best Buy 5.50% 3/15/21/Baa1 -Quarterly		165,000	5.00%	6/20/22	(29,434)	(24,232)	—	(5,202)

LVIP Global Income Fund–22

LVIP Global Income Fund

Statement of Net Assets (continued)

Swap Contracts

CDS Contracts (continued)

Counterparty/ Reference Obligation/ Payment Frequency	Notional Amount[2]	Annual Protection Payments	Termination Date	Value	Upfront Payments Paid (Received)	Unrealized Appreciation	Unrealized Depreciation
Over-The-Counter/ (continued)
CITI Gap 5.95% 4/12/21/Baa2 -Quarterly	135,000	1.00%	6/20/22	$(502)	$7,701	$—	$ (8,203)
CITI L Brands 8.5% 6/15/19/Ba1 -Quarterly	135,000	1.00%	6/20/22	2,204	8,185	—	(5,981)
CITI Target 3.875% 7/15/20/A2 -Quarterly	300,000	1.00%	6/20/22	(7,220)	(4,391)	—	(2,829)
JPMC AES 4.209% 6/1/19/WR -Quarterly	900,000	5.00%	6/20/22	(142,914)	(107,612)	—	(35,302)
JPMC Ally Financial 7.50% 9/15/20/Ba3 -Quarterly	120,000	5.00%	12/20/22	(22,135)	(21,912)	—	(223)
JPMC Best Buy 5.50% 3/15/21/Baa1 -Quarterly	90,000	5.00%	6/20/22	(16,055)	(14,222)	—	(1,833)
JPMC Nabors Industries 9.25% 1/15/19/Ba3 -Quarterly	375,000	1.00%	6/20/20	9,272	8,642	630	—

					(166,438)	630	(71,081)

Protection Sold/Moody’s Ratings
CITI Bespoke 1 yr Mezzanine 5-8% Tranche 2 -Quarterly	450,000	0.00%	6/20/18	(1,658)	—	—	(1,658)
CITI Bespoke 1 yr Mezzanine 6-10% -Quarterly	500,000	0.63%	12/20/18	1,010	—	1,010	—
CITI Bespoke 58 HY/42 IG EQ Tranche 0-3% -Quarterly	90,000	0.00%	6/20/19	(10,856)	(15,626)	4,770	—
CITI Bespoke Hong Kong 3-5% Tranche -Quarterly	470,000	0.00%	12/20/18	(490)	(9,812)	9,322	—
CITI Bespoke Verona 7-15% -Quarterly	250,000	0.00%	12/20/19	201	—	201	—
CITI Bespoke Verona EQ Tranche 0-3% -Quarterly	120,000	0.00%	12/20/19	(24,005)	(23,745)	—	(260)
CITI Bespoke Lisbon 3-7% -Quarterly	200,000	0.00%	6/20/19	(1,846)	—	—	(1,846)
CITI Republic of Colombia 10.375% 1/28/33/Baa2 -Quarterly	150,000	1.00%	12/20/22	(312)	(1,618)	1,306	—

LVIP Global Income Fund–23

LVIP Global Income Fund

Statement of Net Assets (continued)

Swap Contracts

CDS Contracts (continued)

Counterparty/ Reference Obligation/ Payment Frequency	Notional Amount[2]	Annual Protection Payments	Termination Date	Value	Upfront Payments Paid (Received)	Unrealized Appreciation	Unrealized Depreciation
Over-The-Counter/ (continued)
CITI Simon Property 4.375% 3/1/21/A2 -Quarterly	270,000	1.00%	6/20/22	$4,739	$673	$4,066	$—
CITI United Mexican States 4.15% 3/28/27/A3 -Quarterly	150,000	1.00%	12/20/22	(416)	(761)	345	—
CITI United Mexican States 5.95% 3/19/19/WR -Quarterly	200,000	1.00%	6/20/20	2,117	(1,181)	3,298	—
JPMC General Electric 5.625% 9/15/17/WR -Quarterly	1,500,000	1.00%	3/20/19	16,030	5,472	10,558	—
JPMC Nabors Industries 9.25% 1/15/19/Ba3 -Quarterly	375,000	1.00%	6/20/20	(42,349)	(43,654)	1,305	—
JPMC Republic of Indonesia 5.875% 3/13/20/Baa3 -Quarterly	150,000	1.00%	12/20/22	1,012	(103)	1,115	—
JPMC Simon Property 4.375% 3/1/21/A2 -Quarterly	300,000	1.00%	6/20/22	5,266	2,643	2,623	—

					(87,712)	39,919	(3,764)

Total CDS Contracts					$(303,674)	$55,151	$(108,079)

Inflation Swap Contracts

Swap Obligation	Notional Amount[2]	Fixed Interest Rate Paid	Termination Date	Value	Unrealized Appreciation
Centrally Cleared:
Receive amounts based on Inflation USA-CPI-U Index and pay fixed rate coupon at maturity	3,000,000	1.960%	8/31/24	$46,120	$46,120

LVIP Global Income Fund–24

LVIP Global Income Fund

Statement of Net Assets (continued)

Swap Contracts

Interest Rate Swap (IRS) Contracts

Reference Obligation/ Payment Frequency (Fixed Rate/Floating Rate)	Notional Amount[2]	Fixed Interest Rate Paid (Received)	Floating Interest Rate Paid (Received)[7]	Termination Date	Value	Upfront Payments Paid (Received)	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared:
Receive USD LIBOR03M- (Semiannual/Quarterly)	3,000,000	(2.000%)	1.625%	12/20/19	$(3,505)	$15,498	$—	$(19,003)
Receive USD LIBOR03M- (Semiannual/Quarterly)	4,530,000	2.731%	(1.349%)	7/7/24	(121,490)	—	—	(121,490)
Receive USD LIBOR03M- (Semiannual/Quarterly)	1,410,000	1.937%	(1.380%)	1/29/25	34,110	—	34,110	—
Receive USD LIBOR03M- (Semiannual/Quarterly)	1,190,000	1.941%	(1.377%)	1/30/25	28,477	—	28,477	—
Receive USD LIBOR03M- (Semiannual/Quarterly)	1,880,000	1.817%	(1.385%)	2/3/25	60,589	—	60,589	—
Receive USD LIBOR03M- (Semiannual/Quarterly)	1,450,000	1.978%	(1.675%)	3/27/25	32,575	—	32,575	—
Receive USD LIBOR03M- (Semiannual/Quarterly)	1,450,000	1.985%	(1.675%)	3/27/25	31,864	—	31,864	—
Receive USD LIBOR03M- (Semiannual/Quarterly)	8,500,000	3.848%	(1.446%)	8/22/43	(2,186,907)	—	—	(2,186,907)
Receive USD LIBOR03M- (Semiannual/Quarterly)	7,550,000	2.384%	(1.536%)	6/9/47	252,646	—	252,646	—

Total IRS Contracts						$15,498	$440,261	$(2,327,400)

Total Return Swap (TRS) Contracts

Counterparty/ Swap Obligation	Notional Amount[2]	Floating Interest Rates Paid	Termination Date	Value	Unrealized Appreciation
Over-The-Counter:
CITI–Receive amounts based on market value fluctuation of iBoxx USD Liquid High Yield Index[8] and pay variable quarterly payments based on LIBOR03M.	320,000	1.15%	3/20/18	$8,096	$8,096
CITI–Receive amounts based on market value fluctuation of iBoxx USD Liquid High Yield Index[8] and pay variable quarterly payments based on LIBOR03M.	320,000	1.27%	6/20/18	10,133	10,133

Total TRS Contracts				$18,229	$18,229

LVIP Global Income Fund–25

LVIP Global Income Fund

Statement of Net Assets (continued)

The use of foreign currency exchange contracts, futures contracts, and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The foreign currency exchange contracts and notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

2Notional amount shown is stated in U.S. dollars unless noted that the swap is denominated in another currency.

3Markit’s CDX.NA.HY Index, is composed of 100 of the most liquid North American entities with high yield credit ratings that trade in the CDS market. Constituents for the index can be found at www.markit.com/Documentation.

4The European Markit iTraxx indices trade 3, 5, 7 and 10-year maturities, and a new series is determined on the basis of liquidity every six months. The benchmark Markit iTraxx Europe index comprises 125 equally-weighted European names. The Markit iTraxx Crossover index comprises the 75 most liquid sub-investment grade entities. Total Return indices are calculated and published hourly for Markit iTraxx Europe, Asia and Crossover. These indices measure the performance of the respective on-the-run Markit iTraxx CDS contracts. Constituents for the index can be found at www.markit.com/Documentation.

5Markit’s CDX.EM Index is composed of fourteen sovereign issuers from the following regions: Latin America, Middle East, Eastern Europe, Africa and Asia. Constituents for the index can be found at www.markit.com/Documentation.

6Markit’s North America Investment Grade Index, or CDX.NA.IG Index, is composed of 125 of the most liquid North American entities with investment grade credit ratings that trade in the CDS market. Constituents for the index can be found at www.markit.com/Documentation.

7Rate resets based on LIBOR03M.

8The Markit iBoxx USD Liquid High Yield Index consists of liquid USD high yield bonds, selected to provide a balanced representation of the broad USD high yield corporate bond universe. The index is used as a basis for tradable products, including ETFs. Multi-contributor pricing and support for the index from leading financial institutions ensure that the index is a tradable reflection of the corporate high yield bond market. Constituents for the index can be found at www.markit.com/Documentation.

Summary of Abbreviations:

ARM–Adjustable Rate Mortgage

AUD–Australian Dollar

BAML–Bank of America Merrill Lynch

BCLY–Barclays Bank

BNYM–Bank of New York Mellon

BRL–Brazilian Real

CAD–Canadian Dollar

CITI–Citigroup Global Markets

CDS–Credit Default Swap

CDX.EM–Credit Default Swap Index Emerging Markets

CDX.NA.HY–Credit Default Swap Index North America High Yield

CDX.NA.IG–Credit Default Swap Index North America Investment Grade

CLO–Collateralized Loan Obligation

CPI-U–Consumer Price Index for All Urban Consumers

DB–Deutsche Bank

DIP–Debtor- in- Possession

EUR–Euro

GBP–British Pound Sterling

GDP–Gross Domestic Product

GHS–Ghanaian Cedi

GSC–Goldman Sachs Capital

H15T1Y–U.S. Treasury Yield Curve Rate T Note Constant Maturity 1 yr

HSBC–Hong Kong Shanghai Bank

ICE–Intercontinental Exchange

IDR–Indonesia Rupiah

INR–Indian Rupee

IRS–Interest Rate Swap

ITRX.EUR–Markit iTraxx Europe Index

JPMC–JPMorgan Chase Bank

LVIP Global Income Fund–26

LVIP Global Income Fund

Statement of Net Assets (continued)

Summary of Abbreviations: (continued)
JPY–Japanese Yen
KRW–South Korean Won
LIBOR–London Interbank Offered Rate
LIBOR01M–ICE LIBOR USD 1 Month
LIBOR03M–ICE LIBOR USD 3 Month
LIBOR06M–ICE LIBOR USD 6 Month
LIBOR12M–ICE LIBOR USD 12 Month
MSC–Morgan Stanley Capital
MXN–Mexican Peso
MYR–Malaysian Ringgit
NOK–Norwegian Krone
NZD–New Zealand Dollar
O.A.T.–Obligations Assimilables du Trésor (French Treasury Bond)
PEN–Peruvian Nuevo Sol
PHP–Philippine Peso
PIK–Payment-in-kind
PLN–Polish Zloty
REIT–Real Estate Investment Trust
SCB–Standard Chartered Bank
SEK–Swedish Krona
S.F.–Single Family
SGD–Singapore Dollar
TBA–To be announced
THB–Thailand Baht
USD–United States Dollar
yr–Year
ZAR–South African Rand

See accompanying notes, which are an integral part of the financial statements.

LVIP Global Income Fund–27

LVIP Global Income Fund

Statement of Operations

Year Ended December 31, 2017

INVESTMENT INCOME:
Interest	$24,030,131
Dividends	328,673
Foreign tax withheld	(179,068)

24,179,736

EXPENSES:
Management fees	6,705,651
Distribution fees-Service Class	1,671,665
Accounting and administration expenses	251,796
Shareholder servicing fees	202,029
Custodian fees	154,129
Reports and statements to shareholders	122,962
Pricing fees	83,192
Professional fees	62,435
Trustees’ fees and expenses	28,550
Consulting fees	5,119
Other	8,854

9,296,382
Less:
Management fees waived	(722,147)
Expenses paid indirectly	(4,238)

Total operating expenses	8,569,997

NET INVESTMENT INCOME	15,609,739

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments*	2,893,782
Foreign currencies	(15,583,140)
Foreign currency exchange contracts	10,372,341
Futures contracts	(173,637)
Swap contracts	(2,096,119)

Net realized loss	(4,586,773)

Net change in unrealized appreciation (depreciation) of:
Investments**	60,259,005
Security sold short	(346)
Foreign currencies	291,731
Foreign currency exchange contracts	(24,105,081)
Futures contracts	(65,910)
Swap contracts	1,457,101

Net change in unrealized appreciation (depreciation)	37,836,500

NET REALIZED AND UNREALIZED GAIN	33,249,727

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$48,859,466

*Includes $146,490 capital gain taxes paid.

**Includes $272,157 capital gain taxes accrued.

See accompanying notes, which are an integral part of the financial statements.

LVIP Global Income Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/17	12/31/16
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$15,609,739	$15,686,265
Net realized loss	(4,586,773)	(37,590,484)
Net change in unrealized appreciation (depreciation)	37,836,500	25,242,240

Net increase in net assets resulting from operations	48,859,466	3,338,021

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gain:
Standard Class	(1,788,694)	(1,605,780)
Service Class	(3,494,440)	(2,752,518)

	(5,283,134)	(4,358,298)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	41,412,279	43,869,716
Service Class	84,431,683	73,903,981
Reinvestment of dividends and distributions:
Standard Class	1,788,694	1,605,780
Service Class	3,494,440	2,752,518

	131,127,096	122,131,995

Cost of shares redeemed:
Standard Class	(67,855,420)	(50,542,787)
Service Class	(54,183,904)	(78,623,688)

	(122,039,324)	(129,166,475)

Increase (decrease) in net assets derived from capital share transactions	9,087,772	(7,034,480)

NET INCREASE (DECREASE) IN NET ASSETS	52,664,104	(8,054,757)
NET ASSETS:
Beginning of year	1,004,871,435	1,012,926,192

End of year	$1,057,535,539	$1,004,871,435

Accumulated net investment loss	$(9,491,923)	$(19,146,317)

See accompanying notes, which are an integral part of the financial statements.

LVIP Global Income Fund–28

LVIP Global Income Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Global Income Fund Standard Class Year Ended
	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Net asset value, beginning of period	$10.866	$10.858	$11.556	$11.427	$11.804

Income (loss) from investment operations:
Net investment income[1]	0.188	0.189	0.193	0.195	0.187
Net realized and unrealized gain (loss)	0.360	(0.133)	(0.427)	0.021	(0.513)

Total from investment operations	0.548	0.056	(0.234)	0.216	(0.326)

Less dividends and distributions from:
Net investment income	—	—	(0.362)	(0.070)	(0.030)
Net realized gain	(0.058)	(0.048)	(0.102)	(0.017)	(0.021)

Total dividends and distributions	(0.058)	(0.048)	(0.464)	(0.087)	(0.051)

Net asset value, end of period	$11.356	$10.866	$10.858	$11.556	$11.427

Total return[2]	5.04%	0.51%	(2.02% )	1.88%	(2.76% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$366,308	$374,814	$379,407	$819,163	$781,803
Ratio of expenses to average net assets	0.67%	0.65%	0.65%	0.64%	0.69%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.74%	0.72%	0.72%	0.71%	0.74%
Ratio of net investment income to average net assets	1.67%	1.71%	1.69%	1.68%	1.63%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.60%	1.64%	1.62%	1.61%	1.58%
Portfolio turnover	59%	49%	54%	81%	51%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Global Income Fund–29

LVIP Global Income Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Global Income Fund Service Class Year Ended
	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Net asset value, beginning of period	$10.824	$10.843	$11.540	$11.412	$11.818

Income (loss) from investment operations:
Net investment income[1]	0.159	0.161	0.163	0.166	0.158
Net realized and unrealized gain (loss)	0.359	(0.132)	(0.425)	0.020	(0.513)

Total from investment operations	0.518	0.029	(0.262)	0.186	(0.355)

Less dividends and distributions from:
Net investment income	—	—	(0.333)	(0.041)	(0.030)
Net realized gain	(0.058)	(0.048)	(0.102)	(0.017)	(0.021)

Total dividends and distributions	(0.058)	(0.048)	(0.435)	(0.058)	(0.051)

Net asset value, end of period	$11.284	$10.824	$10.843	$11.540	$11.412

Total return[2]	4.79%	0.26%	(2.27% )	1.62%	(3.01% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$691,228	$630,057	$633,519	$619,992	$531,413
Ratio of expenses to average net assets	0.92%	0.90%	0.90%	0.89%	0.94%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.99%	0.97%	0.97%	0.96%	0.99%
Ratio of net investment income to average net assets	1.42%	1.46%	1.44%	1.43%	1.38%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.35%	1.39%	1.37%	1.36%	1.33%
Portfolio turnover	59%	49%	54%	81%	51%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Global Income Fund–30

LVIP Global Income Fund

Notes to Financial Statements

December 31, 2017

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 92 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Global Income Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek current income consistent with the preservation of capital.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–Equity securities and exchange-traded funds (“ETFs”), except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security or ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value. U.S. government and agency securities are valued at their mean between the bid and ask prices, which approximates fair value. Other debt securities, credit default swap (“CDS”) contracts, total return swap contracts, inflation swap contracts, and interest rate swap contracts are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities, including short-term debt securities, utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Open-end investment companies are valued at their published net asset value (“NAV”). Investments in government money market funds have a stable NAV. Futures contracts are valued at the daily quoted settlement prices. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between their bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available. Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended December 31, 2017 and for all open tax years (years ended December 31, 2014–December 31, 2016), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2017, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

To Be Announced Securities (TBA)–The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., “when issued”, “delayed delivery”, “forward commitment”, or “TBA transactions”) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.

Short Sales–The Fund may make short sales in an attempt to protect against declines in an individual security or the overall market, to manage duration, or for such other purposes consistent with the Fund’s investment objective and strategies. Typically, short sales are transactions in which the Fund sells a security it does not own and, at the time a short sale is effected, the Fund incurs an obligation to replace the security

LVIP Global Income Fund–31

LVIP Global Income Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

borrowed at whatever its price may be at the time the Fund purchases it for delivery to the lender. The price at such time may be more or less than the price at which the security was sold by the Fund. When a short sale transaction is closed out by delivery of the security, any gain or loss on the transaction generally is taxable as short-term capital gain or loss. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale, and potentially additional margin, will be retained by the broker from whom the security is borrowed, to the extent necessary to meet margin requirements, until the short position is closed out.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally separates the portion of realized gains and losses on investments in debt securities resulting from changes in foreign exchange rates from that which is due to changes in market prices of debt securities. Gains or losses attributable to changes in foreign exchange rates are included in the Statement of Operations under “Net realized gain (loss) on foreign currencies.” The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Withholding taxes on foreign interest are recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this arrangement is included in “Custodian fees” on the Statement of Operations with the corresponding expense offset shown as “Expenses paid indirectly.”

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisers, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.65% of the Fund’s average daily net assets. The fee is calculated daily and paid monthly. LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.07% of the Fund’s average daily net assets. This agreement will continue through at least April 30, 2018, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

Mondrian Investment Partners Ltd. (“Mondrian”) is responsible for the day-to-day management of a portion of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays Mondrian a fee based on Mondrian’s managed portion of the Fund’s average daily net assets.

Franklin Advisers, Inc. (“Franklin”) is also responsible for the day-to-day management of a portion of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays Franklin a fee based on Franklin’s managed portion of the Fund’s average daily net assets.

LVIP Global Income Fund–32

LVIP Global Income Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2017, costs for these administrative and legal services were as follows:

Administrative	$58,475
Legal	10,211

Lincoln Life also provides certain contract holder and additional corporate services to the Fund. Effective May 1, 2017, the Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund’s average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $106,188 for the year ended December 31, 2017.

The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.

At December 31, 2017, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$518,731
Distribution fees payable to LFD	146,087
Shareholder servicing fees payable to Lincoln Life	25,937

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

3. Investments

For the year ended December 31, 2017, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than U.S. government and agency securities	$446,869,015
Purchases of U.S. government and agency securities .	214,936,919
Sales other than U.S. government and agency securities	442,350,089
Sales of U.S. government and agency securities	116,292,449

At December 31, 2017, the cost and unrealized appreciation (depreciation)of investments and derivatives for federal income tax purposes for the Fund were as follows:

Cost of investments and derivatives	$1,033,380,008

Aggregate unrealized appreciation of investments and derivatives	$28,396,680
Aggregate unrealized depreciation of investments and derivatives	(20,649,118)

Net unrealized appreciation of investments and derivatives	$7,747,562

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the

LVIP Global Income Fund–33

LVIP Global Income Fund

Notes to Financial Statements (continued)

3. Investments (continued)

asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2017:

	Level 1	Level 2	Level 3	Total

Investments:
Assets:
Agency Collateralized Mortgage Obligations	$—	$11,789,005	$—	$11,789,005
Agency Mortgage-Backed Securities	—	6,847,716	—	6,847,716
Corporate Bonds	—	56,183,566	—	56,183,566
Municipal Bonds	—	1,014,182	—	1,014,182
Non-Agency Asset-Backed Securities	—	17,766,109	—	17,766,109
Non-Agency Collateralized Mortgage Obligations	—	4,251,972	—	4,251,972
Non-Agency Commercial Mortgage-Backed Securities	—	1,901,509	—	1,901,509
Loan Agreements	—	9,086,424	—	9,086,424
Sovereign Bonds	—	543,303,337	—	543,303,337
Supranational Banks	—	21,414,156	—	21,414,156
U.S. Treasury Obligations	—	313,581,394	—	313,581,394
Common Stock	33,278	—	996	34,274
Exchange-Traded Fund	2,488,320	—	—	2,488,320
Money Market Fund	47,743,890	—	—	47,743,890
Short-Term Investment	—	11,341,305	—	11,341,305

Total Investments	$50,265,488	$998,480,675	$996	$1,048,747,159

Liabilities:
Security Sold Short.	$—	$(2,273,155)	$—	$(2,273,155)

Derivatives:
Assets:
Foreign Currency Exchange Contracts	$—	$2,175,762	$—	$2,175,762

Futures Contracts	$2,150	$—	$—	$2,150

Swap Contracts	$—	$559,761	$—	$559,761

Liabilities:
Foreign Currency Exchange Contracts	$—	$(5,600,682)	$—	$(5,600,682)

Futures Contracts	$(47,946)	$—	$—	$(47,946)

Swap Contracts	$—	$(2,435,479)	$—	$(2,435,479)

There were no Level 3 investments at the beginning of the year.

LVIP Global Income Fund–34

LVIP Global Income Fund

Notes to Financial Statements (continued)

During the year ended December 31, 2017, there were no material transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2017 and 2016 was as follows:

	Year Ended
	12/31/17	12/31/16
Long-term capital gains	$5,283,134	$4,358,298

5. Components of Net Assets on a Tax Basis

As of December 31, 2017, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$1,051,876,668
Undistributed long-term capital gains	1,316,787
Qualified late year ordinary losses deferred	(3,405,478)
Net unrealized appreciation	7,747,562

Net assets	$1,057,535,539

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales, straddles, swap contracts, mark-to-market of futures contracts and mark-to-market of foreign currency exchange contracts.

Qualified late year ordinary and capital losses (including currency and specified gain/loss items) represent losses realized on investment transactions from November 1, 2017 through December 31, 2017 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, paydowns gain (loss) on asset- and mortgage-backed securities, swap contracts, wash sales bifurcation and foreign capital gain taxes. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2017, the Fund recorded the following reclassifications:

Accumulated Net Investment Loss	Accumulated Net Realized Gain
$(5,955,345)	$5,955,345

6. Capital Shares
Transactions in capital shares were as follows:
Year Ended
12/31/17		12/31/16

Shares sold:
Standard Class	3,668,519	3,989,264
Service Class	7,595,693	6,713,194
Shares reinvested:
Standard Class	156,683	145,162
Service Class	307,826	249,616

	11,728,721	11,097,236

Shares redeemed:
Standard Class	(6,063,742)	(4,583,167)
Service Class	(4,855,047)	(7,179,095)

	(10,918,789)	(11,762,262)

Net increase (decrease)	809,932	(665,026)

.

LVIP Global Income Fund–35

LVIP Global Income Fund

Notes to Financial Statements (continued)

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

During the year ended December 31, 2017, the Fund used foreign currency exchange contracts and foreign cross currency exchange contracts to hedge the U.S. dollar value of securities it already owned that were denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions.

Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund’s investments; to facilitate investments in portfolio securities; and to reduce cost. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. At December 31, 2017, the Fund posted $34,962 cash collateral for futures contracts.

During the year ended December 31, 2017, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; to hedge currency risks associated with the Fund’s investments; to facilitate investments in portfolio securities and to reduce transaction costs.

Swap Contracts–The Fund enters into CDS contracts, total return swap contracts, inflation swap contracts and interest rate swap contracts in the normal course of pursuing its investment objective and strategies. The Fund may enter into CDS contracts in order to hedge against a credit event (including single name, baskets, and systemic), to enhance total return or to gain exposure to certain securities or markets. The Fund may also use total return swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms and to gain exposure to markets the Fund invests in. The Fund may use inflation swaps to hedge the inflation risk in nominal bonds, thereby creating synthetic inflation-indexed bonds. The Fund may use interest rate swaps to manage the Fund’s sensitivity to interest rates or hedge against changes in interest rates.

Credit Default Swaps–A CDS contract is a risk-transfer instrument through which one party (a purchaser of protection) transfers to another party (a seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities, (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the counterparty the agreed-upon value for the reference security or basket of securities. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

LVIP Global Income Fund–36

LVIP Global Income Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

During the year ended December 31, 2017, the Fund entered into CDS contracts as a purchaser and seller of protection. Periodic payments (receipts) on CDS contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of a CDS contract. Initial margin and variation margin is posted to a central counterparty for centrally cleared CDS basket trades, as determined by an applicable central counterparty.

As disclosed in the Statement of Net Assets, at December 31, 2017, the notional value of the protection sold was USD 6,663,000, which reflects the maximum potential amount the Fund would have been required to make as a seller of credit protection if a credit event had occurred. In addition to serving as the source of the current value of the securities, the quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative if the swap agreement had been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event occurs, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. At December 31, 2017, net unrealized appreciation of the protection sold was $50,757.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for cleared swaps, trading these instruments through a central counterparty.

During the year ended December 31, 2017, the Fund used CDS contracts to hedge against credit events; to enhance total return and to gain exposure to certain securities or markets.

Total Return Swaps. Total return swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the total return swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

During the year ended December 31, 2017, the Fund used total return swap contracts to gain exposure to markets the Fund invests in.

Inflation Swaps. Inflation swap agreements involve commitments to pay a regular stream of inflation-indexed cash payments in exchange for receiving a stream of nominal interest payments (or vice versa), where both payment streams are based on notional amounts. The nominal interest payments may be based on either a fixed interest rate or variable interest rate such as the London Interbank Offered Rate (LIBOR). The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation. A realized gain or loss is recorded on maturity or termination of the swap contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated, for bilateral swap contracts, by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

During the year ended December 31, 2017, the Fund used inflation swaps to hedge the inflation risks in nominal bonds (i.e., non-inflation-protected bonds) thereby creating “synthetic” inflation-indexed bonds.

LVIP Global Income Fund–37

LVIP Global Income Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

Interest Rate Swaps–An interest rate swap contract is an exchange of interest rates between counterparties. An interest rate swap generally involves one party making payments based on a fixed interest rate in return for payments from a counterparty based on a variable or floating interest rate. The Fund may enter into either side of such a swap contract. Interest rate swaps may be used to manage the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation (depreciation) on swap contracts. Upon periodic payment (receipt) or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from (paid to) the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for cleared swaps, trading these instruments through a central counterparty.

During the year ended December 31, 2017, the Fund used interest rate swap contracts to manage the Fund’s sensitivity to interest rates or to hedge against changes in interest rates.

Swaps Generally–The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Statement of Net Assets.

Fair values of derivative instruments as of December 31, 2017 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Foreign currency exchange contracts (Currency contracts)	Receivables and other assets net of liabilities	$2,175,762	Receivables and other assets net of liabilities	$(5,600,682)
Futures contracts (Interest rate contracts)	Receivables and other assets net of liabilities	2,150	Receivables and other assets net of liabilities	(47,946)
Swap contracts (Credit contracts)	Receivables and other assets net of liabilities	55,151	Receivables and other assets net of liabilities	(108,079)
Swap contracts (Interest rate contracts)	Receivables and other assets net of liabilities	504,610	Receivables and other assets net of liabilities	(2,327,400)

Total		$2,737,673		$(8,084,107)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2017 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$10,372,341	$(24,105,081)
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(173,637)	(65,910)
Swap contracts (Credit contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	(531,407)	337,904
Swap contracts (Interest rate contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	(1,564,712)	1,119,197

Total		$8,102,585	$(22,713,890)

LVIP Global Income Fund–38

LVIP Global Income Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2017.

	Long Derivative		Short Derivative
	Volume		Volume
Foreign currency exchange contracts (average cost)	USD	87,863,117	USD	382,105,741
Futures contracts (average notional value)	USD	23,753,229	USD	3,582,762
CDS contracts (average notional value)*	EUR	649,402	EUR	—
CDS contracts (average notional value)*	USD	6,011,693	USD	3,953,880
Interest rate swap contracts (average notional value)**	USD	884,462	USD	44,621,036
Inflation rate swap contracts (average notional value)	USD	1,027,888	USD	—
Total return swap contracts	USD	344,223	USD	—

*Long represents buying protection and short represents selling protection.

**Long represent paying floating interest payments and short represent receiving floating interest payments.

At December 31, 2017, the Fund posted $2,764,301 cash collateral for centrally cleared swap contracts.

At December 31, 2017, the Fund posted cash collateral for certain open bilateral derivatives as follows:

Broker	Cash Collateral
Barclays Bank	$50,000
Citigroup Global Markets	220,000
Deutsche Bank	230,000
Goldman Sachs	70,000
HSBC Bank	280,000
JP Morgan Securities	159,000

Total	$1,009,000

At December 31, 2017, the Fund received cash collateral and securities collateral (comprised of U.S. treasury securities) for certain open bilateral derivatives as follows:

Broker	Cash Collateral	Securities Collateral
Barclays Bank	$—	$116,000
JPMorgan Chase Bank	140,000	—

Total	$140,000	$116,000

In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

LVIP Global Income Fund–39

LVIP Global Income Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

At December 31, 2017, the Fund had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

Counterparty	Gross Value of Derivative Assets	Gross Value of Derivative Liability	Net Exposure
Bank of America Merrill Lynch	$41,553	$(72,905)	$(31,352)
Barclays Bank	81,318	(81,673)	(355)
Citigroup Global Markets	227,188	(484,481)	(257,293)
Deutsche Bank	151,281	(550,448)	(399,167)
Goldman Sachs	—	(99,619)	(99,619)
Hong Kong Shanghai Bank	34,008	(381,084)	(347,076)
JPMorgan Chase Bank	134,618	(476,635)	(342,017)
Standard Charted Bank	11,771	(62,046)	(50,275)

Total	$681,737	$(2,208,891)	$(1,527,154)

Counterparty	Net Position	Fair Value of Non Cash Collateral Received	Cash Collateral Received	Fair Value of Non Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure(a)
Bank of America Merrill Lynch	$(31,352)	$—	$—	$—	$—	$(31,352)
Barclays Bank	(355)	—	—	—	355	—
Citigroup Global Markets	(257,293)	—	—	—	220,000	(37,293)
Deutsche Bank	(399,167)	—	—	—	230,000	(169,167)
Goldman Sachs	(99,619)	—	—	—	70,000	(29,619)
Hong Kong Shanghai Bank	(347,076)	—	—	—	280,000	(67,076)
JPMorgan Chase Bank	(342,017)	—	—	—	159,000	(183,017)
Standard Charted Bank	(50,275)	—	—	—	—	(50,275)

Total	$(1,527,154)	$—	$—	$—	$959,355	$(567,799)

(a)Net exposure represents the receivable (payable) that would be due from (to) the counterparty in an event of default.

8. Credit and Market Risk

Some countries in which the Fund invests require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Financial Services LLC or Ba or lower by Moody’s Investors Service Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund invests in fixed income securities whose values are derived from an underlying pool of mortgages or consumer loans. The values of these securities are sensitive to changes in economic conditions, including delinquencies or defaults, and may be adversely affected by changes in interest rates and shifts in the market’s perception of issuers. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (“CMOs”). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under

LVIP Global Income Fund–40

LVIP Global Income Fund

Notes to Financial Statements (continued)

8. Credit and Market Risk (continued)

an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on a CMO’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investment in illiquid securities.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Recent Regulatory Reporting Updates

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amended Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. As of August 1, 2017, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.

11. Recent Accounting Pronoucements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

12. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Global Income Fund–41

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of LVIP Global Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of LVIP Global Income Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.

Philadelphia, Pennsylvania

February 22, 2018

LVIP Global Income Fund–42

LVIP Global Income Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2017, the Fund reports distributions paid during the year as follows:

(A)
Long-Term
Capital Gain
Distributions
(Tax Basis)
100.00%

(A) is based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 22-23 and September 11-12, 2017, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various sub-advisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“LincolnLife”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the sub-advisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the sub-advisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information (including total return and standard deviation) provided by Morningstar for the standard class of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2017. The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Funds, and had delegated those duties to unaffiliated sub-advisers responsible for investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the sub-adviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the sub-advisers’ investment performance.

LVIP Global Income Fund–43

LVIP Global Income Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2018. The Board noted that the investment management fees, without giving effect to the advisory fee waiver, were higher than the median investment management fee of the Morningstar peer group. The Board considered that the Fund’s net expense ratio was below the net expense ratio of the Morningstar peer group median. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2018 for the Fund and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares.

Approval of Subadvisory Agreements

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Franklin Advisers, Inc. (“Franklin”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Franklin under the subadvisory agreement. The Board considered the services provided by Franklin including with respect to the low duration sleeve, the backgrounds of the portfolio managers and Franklin’s investment strategy. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.

In considering the renewal of the subadvisory agreement between LIAC and Mondrian Investment Partners Limited (“Mondrian”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Mondrian under the subadvisory agreement. The Board considered the services provided by Mondrian, the background of the portfolio managers and Mondrian’s investment strategy. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.

Performance. In considering investment performance, the Board considered that Franklin and Mondrian each managed approximately half of the Fund’s assets. The Board reviewed the Fund’s total return and standard deviation compared to the total return and standard deviation of a peer group of funds included in the Morningstar World Bond funds category and the Citi WGBI USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and above the benchmark index for the one and five year periods and above the return of the Morningstar peer group median and the benchmark index for the three year period. The Board determined that the services provided by Franklin and Mondrian were satisfactory.

Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedules, (which include breakpoints for the Mondrian and Franklin low duration sleeve managed assets) compared to other similar funds in the same strategy for each of Franklin and Mondrian noting that the subadvisory fees were lower than or within range of comparable accounts. The Board considered that the subadvisory fee schedules with Franklin and Mondrian were negotiated between LIAC and Franklin and Mondrian, respectively, which are unaffiliated third parties. The Board concluded that the subadvisory fees were reasonable.

Profitability and Fallout Benefits. The Board considered that the subadvisory fee was negotiated between LIAC and Franklin, an unaffiliated party, and that LIAC compensates Franklin from its fees. The Board reviewed materials provided by Franklin as to any additional benefits it receives, and noted that Franklin stated that it may receive reputational benefits from its association with the complex and that Franklin may receive research and services from brokerage commissions generated by the Fund that may be shared with advisory affiliates.

The Board considered information provided by Mondrian regarding Mondrian’s estimated profitability from providing subadvisory services to the Fund, and noted that the subadvisory fee was negotiated between LIAC and Mondrian, an unaffiliated party, and that LIAC compensates Mondrian from its fees. The Board reviewed materials provided by Mondrian as to any additional benefits it receives, and noted that none were identified by Mondrian with respect to LVIP Global Income Fund.

LVIP Global Income Fund–44

LVIP Global Income Fund

Other Fund Information (unaudited) (continued)

Approval of Subadvisory Agreements (continued)

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.

LVIP Global Income Fund–45

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.

The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.

The term Fund Complex includes the 92 series of Lincoln Variable Insurance Products Trust.

Interested Trustee

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	Formerly: Lincoln Advisors Trust

* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of both the Advisor and The Lincoln National Life Insurance Company, the parent company of the Trust’s Adviser.

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	92	Formerly: Lincoln Advisors Trust

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	Formerly: Lincoln Advisors Trust

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	Formerly: Lincoln Advisors Trust

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Formerly: Lincoln Advisors Trust

LVIP Global Income Fund–46

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Charles I. Plosser*** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Public Governor for the Financial Industry Regulatory Authority (FINRA); Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	92	Rochester Gas and Electric Corporation

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Associated Grocers of New England (Director Emeritus); Formerly: Lincoln Trust Advisors

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	Formerly: Lincoln Advisors Trust

Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	92	St. Vincent Health; Formerly: Lincoln Advisors Trust

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	92	Formerly: Lincoln Advisors Trust

Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012	92	Trustee of FundVantage Trust

** Steve A. Cobb, is the son-in-law of Kenneth G. Stella.

*** Charles I. Plosser was appointed Trustee effective January 1, 2018.

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.

Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.

LVIP Global Income Fund–47

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.

Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Vice President, Secretary, and Chief Legal Officer	Since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President and Chief Compliance Officer, Lincoln National Corporation; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Deputy General Counsel, Janney Montgomery Scott LLC.

Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.

Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.

John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

LVIP Global Income Fund–48

LVIP Goldman Sachs Income Builder Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2017

LVIP Goldman Sachs Income Builder Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Goldman Sachs Income Builder Fund

2017 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation

Subadvised by: Goldman Sachs Asset Management, L.P.

The Fund returned 7.93% (Standard Share class with distributions reinvested) for the fiscal year ended December 31, 2017, while its composite benchmark, the Goldman Sachs Income Builder Composite1, returned 8.86%, and its broad-based benchmark, Russell 1000 Value Index2, returned 13.66%.

In January, U.S. equities rallied on the prospect of deregulation and optimism around infrastructure spending. U.S. equities continued to rally in February, driven by risk-on sentiment related to potential U.S. tax reform and strong economic data. In March, the U.S. Federal Reserve Board (Fed) raised interest rates for the third time since the 2008 global financial crisis, while domestic political risks drove U.S. equities lower. U.S. equities climbed higher in April due to strong earnings results and receding European political risk. Although the labor market remained strong and wage growth accelerated, activity and inflation data moderated over the second quarter. U.S. activity and labor market data showed consistent strength in the third quarter, with a reversal of five consecutive downside inflation surprises. Progress on tax reform and strong economic activity data were supportive for U.S. equities in October and November. The Fed delivered the third rate hike of 2017 in December, as had been widely expected, and maintained its projections for three rate hikes in 2018. The best performing sectors over the year were Information Technology, Materials and Consumer Discretionary, while the worst performing sectors were Telecommunication Services, Energy and Real Estate.

High yield modestly strengthened over the fourth quarter due to strong third quarter corporate earnings and tax reform. The Bloomberg Barclays U.S. High Yield 2% Issuer Capped Index3 returned 0.47% over the fourth quarter, while 2017 full year returns finished at 7.50%. Option adjusted spreads tightened 66 basis points (bps) in 2017, ending at 343 bps. Lower quality credit outperformed during the year, with CCC-rated bonds returning 10.38%, while BB-rated and B-rated bonds returned 7.32% and 6.48%, respectively. High yield outperformed bank loans (4.25%), but underperformed the S&P 500 Index4 (21.83%) for the year.

Within equities, positive drivers of total returns were stock selection within the Health Care sector, along with security selection of Abbott Laboratories (0.7% of the portfolio), Pfizer, Inc. (1.7%) and Microsoft Corp. (0.7%). The most significant drivers of negative total returns were stock selection within real estate investment trusts (REITs), along with security selection of General Electric Company (0.6%), DDR Corp. (0.6%) and Verizon Communications, Inc. (0.3%). Within the fixed income securities, the largest positive drivers of returns included tightening credit spreads, as high yield strengthened over the period. In terms of industries, our exposures to banking and technology were additive to performance, while our exposure to high yield communications and pipelines detracted from results.

Given that the primary goals of the Fund are to provide investors with an attractive and sustainable yield, to provide attractive total return and to target lower volatility relative to the equity markets, the Fund does not explicitly manage returns relative to the benchmark. However, the Fund does manage interest rate sensitivity through an active duration strategy, which is managed against the benchmark. The duration strategy of the Fund contributed to performance.

Portfolio Managers:
Goldman Sachs Asset Management, L.P.:	Ron Arons
Collin Bell
David Beers
Charles “Brook” Dane
Daniel Lochner

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 5/1/14 through 12/31/17

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Goldman Sachs Income Builder Fund shares on 5/1/14 (commencement of operations). As the chart shows, by 12/31/17, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,394 for the Standard Class shares and to $11,290 for the Service Class shares. For comparison, look at how the Goldman Sachs Income Builder Composite and Russell 1000 Value Index did over the same period. The same $10,000 investment would have increased to $12,464 and $13,993, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Effective 5/1/17, the broad-based benchmark changed from the ICE Bank of Merrill Lynch US High Yield BB-B Constrained Index5 to the Russell 1000 Value Index in order to reflect the investment strategy of the Fund. For comparison the same $10,000 investment from the same period of time for the ICE Bank of America Merrill Lynch US High Yield BB-B Constrained Index would have increased to $11,907.

LVIP Goldman Sachs Income Builder Fund–1

LVIP Goldman Sachs Income Builder Fund

2017 Annual Report Commentary (unaudited) (continued)

Average annual total returns on investment	Ended 12/31/17

Standard Class Shares
One Year	+	7.93%
Inception (5/1/14)	+	3.62%

Service Class Shares
One Year	+	7.66%
Inception (5/1/14)	+	3.36%

1.

The Goldman Sachs Income Builder Composite is constructed as follows: 40% Russell 1000 Value Index, 30% Bloomberg Barclays U.S. Credit Index, 15% Bloomberg Barclays U.S. Aggregate Bond Index and 15% ICE Bank of America Merrill Lynch US High Yield BB-B Constrained Index.

2.	The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
3.

The Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index is an unmanaged, market value-weighted index that tracks the performance of non-investment grade, fixed rate, publicly placed, dollar-denominated, and non-convertible debt registered with the SEC. The index limits the maximum exposure to any one issuer to 2%. It is not possible to invest directly in an unmanaged index.

4.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
5.

The Intercontinental Exchange (ICE) Bank of America Merrill Lynch US High Yield BB-B Constrained Index (formerly known as Bank of America Merrill Lynch US High Yield BB-B Constrained Index) contains all securities in the ICE BofAML US High Yield Index that are rated BB1 through BB3, based on an average of Moody’s, S&P and Fitch, but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%.

LVIP Goldman Sachs Income Builder Fund–2

LVIP Goldman Sachs Income Builder Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2017 to December 31, 2017

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee reimbursements in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Annualized Expense Ratio	Expenses Paid During Period 7/1/17 to 12/31/17*
Actual
Standard Class Shares	$1,000.00	$1,035.20	0.75%	$3.85
Service Class Shares	1,000.00	1,033.80	1.00%	5.13
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.42	0.75%	$3.82
Service Class Shares	1,000.00	1,020.16	1.00%	5.09

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Goldman Sachs Income Builder Fund–3

LVIP Goldman Sachs Income Builder Fund

Security Type/Sector Allocations, Top 10 Equity Holdings and Geography Allocations (unaudited)

As of December 31, 2017

Sector and geographical designations may be different than those presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets

Common Stock	35.80%
U.S. Markets	29.80%
Aerospace & Defense	0.28%
Air Freight & Logistics	0.37%
Banks	4.67%
Beverages	0.28%
Biotechnology	0.20%
Capital Markets	0.39%
Chemicals	0.84%
Communications Equipment	0.97%
Consumer Finance	0.21%
Diversified Telecommunication Services	0.92%
Electric Utilities	1.85%
Electrical Equipment	0.71%
Energy Equipment & Services	0.45%
Equity Real Estate Investment Trusts	1.85%
Food Products	0.90%
Health Care Equipment & Supplies	1.48%
Health Care Providers & Services	0.46%
Hotels, Restaurants & Leisure	0.28%
Household Products	0.60%
Industrial Conglomerates	0.60%
Insurance	1.03%
IT Services	0.21%
Media	0.59%
Oil, Gas & Consumable Fuels	3.15%
Pharmaceuticals	4.13%
Road & Rail	0.35%
Semiconductors & Semiconductor Equipment	0.75%
Software	1.11%
Technology Hardware, Storage & Peripherals	0.17%
Developed Markets	6.00%
Beverages	0.24%
Communications Equipment	0.17%
Construction & Engineering	0.61%
Electric Utilities	0.54%
Equity Real Estate Investment Trusts	0.28%
Oil, Gas & Consumable Fuels	1.64%
Personal Products	0.42%
Tobacco	0.55%
Transportation Infrastructure	0.64%
Wireless Telecommunication Services	0.91%
Convertible Preferred Stock	0.65%
Preferred Stock	1.32%
Master Limited Partnerships	0.81%

Security Type/Sector	Percentage of Net Assets

Corporate Bonds	42.08%
Aerospace & Defense	0.92%
Agriculture	0.97%
Auto Manufacturers	0.17%
Auto Parts & Equipment	0.27%
Banks	5.21%
Beverages	1.18%
Biotechnology	1.43%
Chemicals	0.99%
Commercial Services	0.13%
Computers	0.33%
Diversified Financial Services	1.09%
Electric	0.76%
Food	1.81%
Gas	0.43%
Health Care Products	1.21%
Health Care Services	1.46%
Insurance	1.44%
Internet	2.45%
Machinery Diversified	0.27%
Media	2.14%
Mining	0.15%
Oil & Gas	1.43%
Oil & Gas Services	0.22%
Pharmaceuticals	1.95%
Pipelines	4.61%
Real Estate Investment Trusts	1.29%
Retail	1.33%
Semiconductors	1.16%
Software	0.57%
Telecommunications	3.91%
Trucking & Leasing	0.80%
Non-Agency Asset-Backed Securities	6.09%
Loan Agreements	2.83%
U.S. Treasury Obligations	6.70%
Option Purchased	0.00%
Money Market Fund	2.87%
Total Value of Securities	99.15%
Receivables and Other Assets Net of Liabilities	0.85%
Total Net Assets	100.00%

LVIP Goldman Sachs Income Builder Fund–4

LVIP Goldman Sachs Income Builder Fund

Security Type/Sector Allocations, Top 10 Equity Holdings and Geography Allocations (unaudited) (continued)

Holdings are for informational purpose only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets

Wells Fargo & Co.	1.73%
Pfizer	1.72%
Exxon Mobil	1.57%
Johnson & Johnson	1.29%
BB&T	1.09%
Duke Energy	1.09%
Royal Dutch Shell Class A ADR	0.99%
Cisco Systems	0.97%
Vodafone Group ADR	0.91%
Medtronic	0.81%
Total	12.17%

Geography*	Percentage of Net Assets

Belgium	0.24%
Canada	2.01%
Cayman Islands	6.06%
Finland	0.22%
France	0.89%
Ireland	0.63%
Italy	0.65%
Jersey	0.27%
Luxembourg	0.78%
Netherlands	2.14%
Spain	0.35%
United Kingdom	2.53%
United States	79.51%
Total	96.28%

* Allocation includes all investments except for money market fund.

IT- Information Technology

LVIP Goldman Sachs Income Builder Fund–5

LVIP Goldman Sachs Income Builder Fund

Statement of Net Assets

December 31, 2017

	Number of Shares	Value (U.S. $)

COMMON STOCK–35.80%

U.S. MARKETS–29.80%
Aerospace & Defense–0.28%
United Technologies	419	$53,452

		53,452

Air Freight & Logistics–0.37%
United Parcel Service Class B	595	70,894

		70,894

Banks–4.67%
BB&T	4,172	207,432
JPMorgan Chase & Co.	1,353	144,690
M&T Bank	437	74,723
SunTrust Banks	2,042	131,893
Wells Fargo & Co.	5,408	328,103

		886,841

Beverages–0.28%
Molson Coors Brewing Class B	641	52,607

		52,607

Biotechnology–0.20%
Gilead Sciences	525	37,611

		37,611

Capital Markets–0.39%
Northern Trust	740	73,919

		73,919

Chemicals–0.84%
DowDuPont	420	29,912
Praxair	835	129,158

		159,070

Communications Equipment–0.97%
Cisco Systems	4,834	185,142

		185,142

Consumer Finance–0.21%
American Express	398	39,525

		39,525

Diversified Telecommunication Services–0.92%
AT&T	2,902	112,830
Verizon Communications	1,186	62,775

		175,605

Electric Utilities–1.85%
Duke Energy	2,452	206,238
FirstEnergy	4,734	144,955

		351,193

Electrical Equipment–0.71%
Eaton	950	75,059
Emerson Electric	849	59,167

		134,226

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)

U.S. MARKETS (continued)
Energy Equipment & Services–0.45%
Schlumberger	1,262	$85,046

		85,046

Equity Real Estate Investment Trusts–1.85%
AvalonBay Communities	339	60,481
Crown Castle International	835	92,693
DDR	11,686	104,707
Hudson Pacific Properties	1,773	60,725
Ventas	559	33,546

		352,152

Food Products–0.90%
Conagra Brands	1,107	41,701
Kraft Heinz	988	76,827
Mondelez International	1,230	52,644

		171,172

Health Care Equipment & Supplies–1.48%
Abbott Laboratories	2,232	127,380
Medtronic	1,907	153,990

		281,370

Health Care Providers & Services–0.46%
Aetna	481	86,768

		86,768

Hotels, Restaurants & Leisure–0.28%
McDonald’s	311	53,529

		53,529

Household Products–0.60%
Procter & Gamble	1,241	114,023

		114,023

Industrial Conglomerates–0.60%
General Electric	6,506	113,530

		113,530

Insurance–1.03%
American International Group	845	50,345
MetLife	2,873	145,259

		195,604

IT Services–0.21%
Fidelity National Information Services	422	39,706

		39,706

Media–0.59%
Comcast Class A	1,299	52,025
Viacom Class B	1,939	59,741

		111,766

Oil, Gas & Consumable Fuels–3.15%
Chevron	1,191	149,101

LVIP Goldman Sachs Income Builder Fund–6

LVIP Goldman Sachs Income Builder Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Oil, Gas & Consumable Fuels (continued)
ConocoPhillips	887	$48,687
Exxon Mobil	3,559	297,675
Williams	3,369	102,721

		598,184

Pharmaceuticals–4.13%
Allergan	190	31,080
Bristol-Myers Squibb	1,693	103,747
Johnson & Johnson	1,749	244,370
Merck & Co.	1,410	79,341
Pfizer	9,036	327,284

		785,822

Road & Rail–0.35%
Union Pacific	491	65,843

		65,843

Semiconductors & Semiconductor Equipment–0.75%
Intel	1,679	77,503
Texas Instruments	626	65,379

		142,882

Software–1.11%
Microsoft	1,434	122,664
Oracle	1,888	89,265

		211,929

Technology Hardware, Storage & Peripherals–0.17%
Apple	190	32,154

		32,154

Total U.S. Markets (Cost $5,083,608)		5,661,565

§DEVELOPED MARKETS–6.00%
Beverages–0.24%
Anheuser-Busch InBev ADR	414	46,186

		46,186

Communications Equipment–0.17%
Nokia OYJ ADR	6,973	32,494

		32,494

Construction & Engineering–0.61%
Vinci ADR	4,577	116,713

		116,713

Electric Utilities–0.54%
Fortis	2,785	102,126

		102,126

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
§DEVELOPED MARKETS (continued)
Equity Real Estate Investment Trusts–0.28%
Klepierre	1,205	$53,011

		53,011

Oil, Gas & Consumable Fuels–1.64%
BP ADR	2,949	123,946
Royal Dutch Shell Class A ADR	2,807	187,255

		311,201

Personal Products–0.42%
Unilever (New York Shares)	1,415	79,693

		79,693

Tobacco–0.55%
British American Tobacco ADR	1,567	104,973

		104,973

Transportation Infrastructure–0.64%
Atlantia ADR	7,776	122,628

		122,628

Wireless Telecommunication Services–0.91%
Vodafone Group ADR	5,395	172,101

		172,101

Total Developed Markets (Cost $988,302)		1,141,126

Total Common Stock (Cost $6,071,910)		6,802,691

CONVERTIBLE PREFERRED STOCK–0.65%
Allergan 5.50%, exercise price $352.80, expiration date 3/1/18	38	22,277
American Tower 5.50%, exercise price $115.11, expiration date 2/15/18	286	35,965
Wells Fargo & Co. 7.50%, exercise price $156.71, expiration date 12/31/49	50	65,499

Total Convertible Preferred Stock (Cost $124,926)		123,741

PREFERRED STOCK–1.32%
µBank of America 6.10%	50,000	54,937
•Delphi Financial Group 4.606% (LIBOR03M + 3.19%)	974	21,489
µMorgan Stanley 6.375%	837	23,310
Qwest 6.50%	248	5,585
µSCE Trust III 5.75%	4,000	108,200
Verizon Communications 5.90%	1,433	37,803

Total Preferred Stock (Cost $236,228)		251,324

LVIP Goldman Sachs Income Builder Fund–7

LVIP Goldman Sachs Income Builder Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

MASTER LIMITED PARTNERSHIPS–0.81%
AllianceBernstein Holding	3,032	$75,952
Energy Transfer Partners	2,548	45,660
Plains All American Pipeline	1,575	32,508

Total Master Limited Partnerships (Cost $166,216)		154,120

	Principal Amount°

CORPORATE BONDS–42.08%
Aerospace & Defense–0.92%
Northrop Grumman 3.25% 1/15/28	175,000	175,629

		175,629

Agriculture–0.97%
BAT Capital 4.39% 8/15/37	175,000	184,368

		184,368

Auto Manufacturers–0.17%
General Motors 6.75% 4/1/46	25,000	31,588

		31,588

Auto Parts & Equipment–0.27%
Delphi Jersey Holdings 5.00% 10/1/25	50,000	50,750

		50,750

Banks–5.21%
Bank of America
3.248% 10/21/27	125,000	124,195
4.125% 1/22/24	75,000	79,831
Citigroup 4.45% 9/29/27	150,000	158,994
µCoBank 6.25% 12/29/49	50,000	55,096
JPMorgan Chase
3.625% 12/1/27	200,000	202,565
µ6.10% 10/29/49	25,000	27,501
µ6.125% 12/29/49	50,000	54,813
Morgan Stanley
3.70% 10/23/24	75,000	77,569
4.00% 7/23/25	100,000	104,807
Wells Fargo & Co. 3.90% 5/1/45	100,000	103,987

		989,358

Beverages–1.18%
Anheuser-Busch InBev Finance 4.70% 2/1/36	200,000	224,316

		224,316

Biotechnology–1.43%
Gilead Sciences 2.95% 3/1/27	275,000	270,797

		270,797

Chemicals–0.99%
Ashland 6.875% 5/15/43	50,000	55,750

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Chemicals (continued)
Sherwin-Williams
3.45% 6/1/27	50,000	$50,899
4.50% 6/1/47	75,000	82,344

		188,993

Commercial Services–0.13%
WEX 4.75% 2/1/23	25,000	25,609

		25,609

Computers–0.33%
Dell International 8.10% 7/15/36	50,000	63,304

		63,304

Diversified Financial Services–1.09%
International Lease Finance 7.125% 9/1/18	25,000	25,801
Ladder Capital Finance Holdings 5.25% 3/15/22	50,000	51,687
Nationstar Mortgage 6.50% 7/1/21	50,000	50,844
Navient 5.875% 3/25/21	50,000	51,813
Neuberger Berman Group 4.50% 3/15/27	25,000	26,344

		206,489

Electric–0.76%
Dynegy 6.75% 11/1/19	37,000	38,110
Southern 4.40% 7/1/46	100,000	106,935

		145,045

Food–1.81%
B&G Foods 5.25% 4/1/25	25,000	25,491
Kraft Heinz Foods 4.375% 6/1/46	100,000	99,455
Post Holdings 5.50% 3/1/25	50,000	51,875
Sysco
3.75% 10/1/25	100,000	104,151
4.85% 10/1/45	55,000	63,112

		344,084

Gas–0.43%
NiSource Finance 4.375% 5/15/47	75,000	82,554

		82,554

Health Care Products–1.21%
Becton Dickinson and Co. 3.70% 6/6/27	125,000	126,207
Thermo Fisher Scientific 3.65% 12/15/25	100,000	102,794

		229,001

LVIP Goldman Sachs Income Builder Fund–8

LVIP Goldman Sachs Income Builder Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Health Care Services–1.46%
‡Community Health Systems 6.875% 2/1/22	50,000	$29,000
DaVita 5.00% 5/1/25	100,000	100,220
HCA 4.75% 5/1/23	50,000	51,625
5.875% 2/15/26	25,000	26,500
Tenet Healthcare 7.50% 1/1/22	20,000	21,075
THC Escrow III 5.125% 5/1/25	50,000	48,937

		277,357

Insurance–1.44%
American International Group 3.90% 4/1/26	50,000	51,939
4.50% 7/16/44	130,000	140,574
Hartford Financial Services Group 4.30% 4/15/43	75,000	80,690

		273,203

Internet–2.45%
Amazon.com
2.80% 8/22/24	175,000	174,731
4.95% 12/5/44	50,000	61,019
Priceline Group 3.65% 3/15/25	125,000	127,241
Symantec 5.00% 4/15/25	20,000	20,822
VeriSign 5.25% 4/1/25	75,000	82,031

		465,844

Machinery Diversified–0.27%
Cleaver-Brooks 7.875% 3/1/23	50,000	51,375

		51,375

Media–2.14%
Charter Communications Operating 6.384% 10/23/35	50,000	58,542
Clear Channel Worldwide Holdings 6.50% 11/15/22	25,000	25,313
Comcast 4.60% 8/15/45	25,000	28,109
DISH DBS 5.875% 7/15/22	50,000	50,437
iHeartCommunications 11.25% 3/1/21	50,000	35,875
Sirius XM Radio 4.625% 5/15/23	75,000	76,781
Univision Communications 5.125% 5/15/23	50,000	50,000
Videotron 5.375% 6/15/24	75,000	81,094

		406,151

Mining–0.15%
Glencore Finance Canada 5.55% 10/25/42	25,000	27,720

		27,720

Oil & Gas–1.43%
Apache 4.75% 4/15/43	50,000	51,575

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Oil & Gas (continued)
Chesapeake Energy 8.00% 1/15/25	45,000	$45,563
Halcon Resources 6.75% 2/15/25	12,000	12,540
Laredo Petroleum 5.625% 1/15/22	25,000	25,375
MEG Energy 6.375% 1/30/23	50,000	42,750
Noble Holding International 7.75% 1/15/24	50,000	43,250
Range Resources 5.875% 7/1/22	50,000	51,250

		272,303

Oil & Gas Services–0.22%
Weatherford International 6.80% 6/15/37	50,000	41,750

		41,750

Pharmaceuticals–1.95%
Mylan 3.95% 6/15/26	75,000	75,759
5.25% 6/15/46	130,000	142,985
Shire Acquisitions Investments Ireland 3.20% 9/23/26	100,000	97,960
Valeant Pharmaceuticals International 7.00% 3/15/24	50,000	53,625

		370,329

Pipelines–4.61%
DCP Midstream Operating 6.75% 9/15/37	50,000	54,750
Energy Transfer Equity 4.25% 3/15/23	30,000	29,850
Enterprise Products Operating
•5.084% 8/1/66	25,000	25,031
5.10% 2/15/45	100,000	114,544
Genesis Energy 6.00% 5/15/23	50,000	50,875
Kinder Morgan 5.55% 6/1/45	55,000	60,410
Kinder Morgan Energy Partners 7.30% 8/15/33	50,000	62,618
NGPL PipeCo 4.375% 8/15/22	10,000	10,206
Plains All American Pipeline
3.60% 11/1/24	25,000	24,383
4.70% 6/15/44	135,000	126,668
Sabine Pass Liquefaction 5.625% 3/1/25	125,000	138,075
Williams 7.50% 1/15/31	50,000	61,375
Williams Partners 6.30% 4/15/40	95,000	117,224

		876,009

Real Estate Investment Trusts–1.29%
American Tower 3.375% 10/15/26	75,000	73,825

LVIP Goldman Sachs Income Builder Fund–9

LVIP Goldman Sachs Income Builder Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Real Estate Investment Trusts (continued)
American Tower (continued)
5.00% 2/15/24	75,000	$82,261
Equinix 5.375% 5/15/27	25,000	26,813
iStar 4.625% 9/15/20	10,000	10,175
SBA Communications 4.875% 9/1/24	50,000	51,500

		244,574

Retail–1.33%
1011778 BC 5.00% 10/15/25	50,000	50,625
CVS Health 5.125% 7/20/45	125,000	143,815
JC Penney 7.40% 4/1/37	50,000	32,500
L Brands 6.875% 11/1/35	25,000	25,375

		252,315

Semiconductors–1.16%
Broadcom
3.50% 1/15/28	100,000	95,530
3.625% 1/15/24	75,000	74,679
3.875% 1/15/27	50,000	49,295

		219,504

Software–0.57%
CURO Financial Technologies 12.00% 3/1/22	50,000	55,250
Microsoft 3.75% 2/12/45	50,000	52,810

		108,060

Telecommunications–3.91%
Alcatel-Lucent USA 6.45% 3/15/29	50,000	54,375
AT&T 5.25% 3/1/37	175,000	185,644
Frontier Communications 9.00% 8/15/31	50,000	33,625
Intelsat Jackson Holdings
7.25% 10/15/20	50,000	47,250
8.00% 2/15/24	50,000	52,750
Nokia 4.375% 6/12/27	10,000	9,910
Sprint 7.875% 9/15/23	100,000	106,750
Telefonica Emisiones 7.045% 6/20/36	50,000	67,274
Verizon Communications 5.25% 3/16/37	125,000	137,887
Windstream Services 8.625% 10/31/25	50,000	48,375

		743,840

Trucking & Leasing–0.80%
DAE Funding 4.00% 8/1/20	50,000	50,625

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Trucking & Leasing (continued)
Penske Truck Leasing 3.375% 2/1/22	100,000	$101,965

		152,590

Total Corporate Bonds (Cost $7,776,596)		7,994,809

NON-AGENCY ASSET-BACKED SECURITIES–6.09%
•Carlyle Global Market Strategies CLO Series 2014-4A A1R 2.559% (LIBOR03M + 1.20%) 10/15/26	350,000	352,619
•Chase Education Loan Trust Series 2007-A A3 1.756% (LIBOR03M + 0.07%) 12/28/23	49,228	49,109
•Limerock CLO II Series 2014-2A AR 2.654% (LIBOR03M + 1.30%) 4/18/26	250,000	251,563
•Madison Park Funding XII Series 2014-12A AR 2.623% (LIBOR03M + 1.26%) 7/20/26	250,000	252,615
•Staniford Street CLO Series 2014-1A AR 2.768% (LIBOR03M + 1.18%) 6/15/25	250,000	250,963

Total Non-Agency Asset-Backed Securities (Cost $1,148,551)		1,156,869

LOAN AGREEMENTS–2.83%
•Axalta Coating Systems US Holdings 1st Lien
3.693% (LIBOR03M + 2.00%) 6/1/24	18,486	18,584
•Builders FirstSource Tranche B 1st Lien
4.00% (LIBOR03M + 3.00%) 2/29/24	24,687	24,816
•EnergySolutions Tranche B 1st Lien
5.75% (LIBOR03M + 4.75%) 5/29/20	17,384	17,645
•First Data 1st Lien
3.80% (LIBOR03M + 2.25%) 4/26/24	20,624	20,655
•First Data Tranche B 1st Lien
3.80% (LIBOR03M + 2.25%) 7/10/22	22,905	22,946
•Getty Images Tranche B 1st Lien
4.75% (LIBOR03M + 3.50%) 10/18/19	24,297	22,210

LVIP Goldman Sachs Income Builder Fund–10

LVIP Goldman Sachs Income Builder Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

LOAN AGREEMENTS (continued)
•Infor US Tranche B 1st Lien
3.75% (LIBOR03M + 2.75%) 2/1/22	24,502	$24,609
•Intelsat Jackson Holdings Tranche B3 1st Lien
4.75% (LIBOR03M + 3.75%) 11/27/23	50,000	49,063
•MEG Energy Tranche B 1st Lien
4.50% (LIBOR03M + 3.50%) 12/31/23	24,166	24,228
•Micron Technology Tranche B 1st Lien
3.39% (LIBOR03M + 2.00%) 4/26/22	24,625	24,879
•Murray Energy Tranche B2 1st Lien
8.25% (LIBOR03M + 7.25%) 4/17/20	24,801	21,918
•Neiman Marcus Group 1st Lien
4.25% (LIBOR03M + 3.25%) 10/25/20	24,367	19,966
•Sabre GLBL Tranche B 1st Lien
3.819% (LIBOR03M + 2.25%) 2/22/24	12,161	12,241
•Shearer’s Foods 1st Lien
5.25% (LIBOR03M + 4.25%) 7/30/21	24,500	24,561
•SIG Combibloc US Acquisition Tranche B 1st Lien
4.00% (LIBOR03M + 3.00%) 3/13/22	22,703	22,838
•SS&C European Holdings Tranche B2 1st Lien
3.819% (LIBOR03M + 2.25%) 7/8/22	263	265
•SS&C Technologies Tranche B1 1st Lien
3.819% (LIBOR03M + 2.25%) 7/8/22	14,013	14,128
•Sybil Software Tranche B 1st Lien
3.75% (LIBOR03M + 2.75%) 9/30/23	23,769	23,966
•TransDigm Tranche B 1st Lien
3.75% (LIBOR03M + 3.00%) 8/22/24	48,984	49,273
•US Renal Care 1st Lien
5.25% (LIBOR03M + 4.25%) 12/31/22	24,500	24,194

	Principal Amount°	Value (U.S. $)

LOAN AGREEMENTS (continued)
•Valeant Pharmaceuticals International Tranche B 1st Lien
4.25% (LIBOR03M + 3.50%) 4/1/22	22,451	$22,797
•Vantiv Tranche A4 1st Lien
3.809% (LIBOR03M + 2.25%) 9/20/22	25,000	25,172
•Victory Capital Operating Tranche B 1st Lien
6.25% (LIBOR03M + 5.25%) 10/31/21	26,600	26,966

Total Loan Agreements (Cost $539,233)		537,920

U.S. TREASURY OBLIGATIONS–6.70%
U.S. Treasury Bond 3.00% 11/15/45	370,000	388,659
U.S. Treasury Notes
1.375% 9/30/20	270,000	265,924
1.875% 12/15/20	620,000	618,280

Total U.S. Treasury Obligations (Cost $1,258,226)		1,272,863

	Number of Contracts

OPTION PURCHASED–0.00%
Futures Put Option–0.00%
Eurodollar 1 yr MIDCV strike price $98, expiration date 6/15/18, notional amount $245,000	1	769

Total Option Purchased (Cost $277)		769

	Number of Shares

MONEY MARKET FUND–2.87%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 1.15%)	545,363	545,363

Total Money Market Fund (Cost $545,363)		545,363

LVIP Goldman Sachs Income Builder Fund–11

LVIP Goldman Sachs Income Builder Fund

Statement of Net Assets (continued)

TOTAL VALUE OF SECURITIES–99.15% (Cost $17,867,526)	$18,840,469
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.85%	160,807

NET ASSETS APPLICABLE TO 1,879,120 SHARES OUTSTANDING–100.00%	$19,001,276

NET ASSET VALUE PER SHARE–LVIP GOLDMAN SACHS INCOME BUILDER FUND STANDARD CLASS ($986,688 / 97,570 Shares)	$10.113

NET ASSET VALUE PER SHARE–LVIP GOLDMAN SACHS INCOME BUILDER FUND SERVICE CLASS ($18,014,588 / 1,781,550 Shares)	$10.112

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2017:
Shares of beneficial interest (unlimited authorization–no par)	$18,568,607
Accumulated net realized loss on investments	(533,277)
Net unrealized appreciation of investments, foreign currencies and derivatives	965,946

TOTAL NET ASSETS	$19,001,276

•

Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2017. Rate will reset at a future date.

«

Includes $16,494 cash collateral held at broker for futures contracts, $1,266 variation margin due to broker on futures contracts, $24,969 payable for securities purchased, $694 payable for fund shares redeemed, $14,508 due to manager and affiliates, $34,785 other accrued expenses payable and $4,146 expense reimbursement receivable from Lincoln Investment Advisors Corporation as of December 31, 2017.

§	Developed Markets – countries that are thought to be most developed and therefore less risky than emerging markets.

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

‡	Non-income producing security. Security is currently in default. No interest income is being accrued during the bankruptcy proceedings.

The following futures contracts were outstanding at December 31, 2017:1

Futures Contracts

Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation	Value/ Unrealized Depreciation
Interest Rate Contracts:
7	U.S. Treasury 2 yr Notes	$1,498,766	$1,500,172	3/30/18	$—	$(1,406)
18	U.S. Treasury 5 yr Notes	2,090,953	2,095,091	3/30/18	—	(4,138)
(5)	U.S. Treasury 10 yr Notes	(620,234)	(619,963)	3/21/18	—	(271)
(4)	U.S. Treasury Long Bonds	(612,000)	(612,970)	3/21/18	970	—
(3)	U.S. Treasury Ultra Bonds	(502,969)	(500,813)	3/21/18	—	(2,156)

Total Futures Contracts					$970	$(7,971)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1 See Note 7 in “Notes to Financial Statements.”

Summary of Abbreviations:

ADR–American Depositary Receipt

CLO–Collateralized Loan Obligation

ICE–Intercontinental Exchange

IT–Information Technology

LIBOR–London Interbank Offered Rate

LIBOR03M–ICE LIBOR USD 3 Month

LVIP Goldman Sachs Income Builder Fund–12

LVIP Goldman Sachs Income Builder Fund

Statement of Net Assets (continued)

Summary of Abbreviations: (continued)

MIDCV–Mid-Curve

USD–United States Dollar

yr–Year

See accompanying notes, which are an integral part of the financial statements.

LVIP Goldman Sachs Income Builder Fund–13

LVIP Goldman Sachs Income Builder Fund

Statement of Operations

Year Ended December 31, 2017

INVESTMENT INCOME:
Interest	$395,942
Dividends	204,549
Foreign tax withheld	(3,672)

596,819

EXPENSES:
Management fees	101,662
Professional fees	38,659
Distribution fees-Service Class	36,741
Pricing fees	11,511
Reports and statements to shareholders	9,520
Custodian fees	4,348
Accounting and administration expenses	3,880
Shareholder servicing fees	3,265
Consulting fees	1,808
Trustees’ fees and expenses	441
Other	629

212,464

Less:
Expenses paid indirectly	(27)
Expenses reimbursed	(58,394)

Total operating expenses	154,043

NET INVESTMENT INCOME	442,776

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	350,747
Foreign currencies	5,022
Foreign currency exchange contracts	(310)
Futures contracts	(81,712)
Options purchased	1,541

Net realized gain	275,288

Net change in unrealized appreciation (depreciation) of:
Investments	430,422
Foreign currencies	4
Futures contracts	(8,973)
Options purchased	492

Net change in unrealized appreciation (depreciation)	421,945

NET REALIZED AND UNREALIZED GAIN	697,233

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,140,009

See accompanying notes, which are an integral part of the financial statements.

LVIP Goldman Sachs Income Builder Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/17	12/31/16
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$442,776	$368,779
Net realized gain (loss)	275,288	(597,304)
Net change in unrealized appreciation (depreciation)	421,945	1,200,226

Net increase in net assets resulting from operations	1,140,009	971,701

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(25,541)	(28,668)
Service Class	(421,797)	(340,072)
Return of capital:
Standard Class	(485)	—
Service Class	(8,849)	—

	(456,672)	(368,740)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	24,102	41,283
Service Class	7,160,847	2,741,909
Reinvestment of dividends and distributions:
Standard Class	26,026	28,668
Service Class	430,646	340,072

	7,641,621	3,151,932

Cost of shares redeemed:
Standard Class	(9,467)	(7,971)
Service Class	(1,728,107)	(1,543,604)

	(1,737,574)	(1,551,575)

Increase in net assets derived from capital share transactions	5,904,047	1,600,357

NET INCREASE IN NET ASSETS	6,587,384	2,203,318
NET ASSETS:
Beginning of year	12,413,892	10,210,574

End of year	$19,001,276	$12,413,892

Undistributed net investment income	$—	$1,395

See accompanying notes, which are an integral part of the financial statements.

LVIP Goldman Sachs Income Builder Fund–14

LVIP Goldman Sachs Income Builder Fund

Financial Highlights

Select data for each share of the Fund outstanding through each period were as follows:

	LVIP Goldman Sachs Income Builder Fund Standard Class
				5/1/14[1]
		Year Ended		to
	12/31/17	12/31/16	12/31/15	12/31/14

Net asset value, beginning of period	$9.626	$9.125	$9.824	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.307	0.332	0.371	0.237
Net realized and unrealized gain (loss)	0.454	0.486	(0.748)	(0.156)

Total from investment operations	0.761	0.818	(0.377)	0.081

Less dividends and distributions from:
Net investment income	(0.269)	(0.317)	(0.322)	(0.251)
Return of capital	(0.005)	—	—	(0.006)

Total dividends and distributions	(0.274)	(0.317)	(0.322)	(0.257)

Net asset value, end of period	$10.113	$9.626	$9.125	$9.824

Total return[3]	7.93%	8.94%	(3.85% )	0.80%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$987	$900	$795	$826
Ratio of expenses to average net assets	0.75%	0.75%	0.75%	0.75%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.12%	1.34%	1.29%	1.52%
Ratio of net investment income to average net assets	3.06%	3.52%	3.77%	3.48%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.69%	2.93%	3.23%	2.71%
Portfolio turnover	62%	81%	61%	21%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects expenses reimbursed by the manager. Performance would have been lower had the expenses reimbursed not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Goldman Sachs Income Builder Fund–15

LVIP Goldman Sachs Income Builder Fund

Financial Highlights (continued)

Select data for each share of the Fund outstanding through each period were as follows:

	LVIP Goldman Sachs Income Builder Fund Service Class
				5/1/14[1]
		Year Ended		to
	12/31/17	12/31/16	12/31/15	12/31/14

Net asset value, beginning of period	$9.626	$9.126	$9.824	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.282	0.308	0.346	0.220
Net realized and unrealized gain (loss)	0.453	0.485	(0.747)	(0.156)

Total from investment operations	0.735	0.793	(0.401)	0.064

Less dividends and distributions from:
Net investment income	(0.244)	(0.293)	(0.297)	(0.234)
Return of capital	(0.005)	—	—	(0.006)

Total dividends and distributions	(0.249)	(0.293)	(0.297)	(0.240)

Net asset value, end of period	$10.112	$9.626	$9.126	$9.824

Total return[3]	7.66%	8.67%	(4.09% )	0.63%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$18,014	$11,514	$9,416	$7,835
Ratio of expenses to average net assets	1.00%	1.00%	1.00%	1.00%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.37%	1.59%	1.54%	1.77%
Ratio of net investment income to average net assets	2.81%	3.27%	3.52%	3.23%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.44%	2.68%	2.98%	2.46%
Portfolio turnover	62%	81%	61%	21%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects expenses reimbursed by the manager. Performance would have been lower had the expenses reimbursed not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Goldman Sachs Income Builder Fund–16

LVIP Goldman Sachs Income Builder Fund

Notes to Financial Statements

December 31, 2017

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 92 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Goldman Sachs Income Builder Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek a balance of current income and capital appreciation.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sale price on the valuation date. Other debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities, including short-term debt securities, utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Open-end investment companies are valued at published net asset value (“NAV”). Investments in government money market funds have a stable NAV. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sales price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under the policies adopted by Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended December 31, 2017 and for all open tax years (years ended December 31, 2014 - December 31, 2016), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2017, the Fund did not incur any interest or penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally separates the portion of realized gains and losses on investments in debt securities resulting from changes in foreign exchange rates from that which is due to changes in market prices of debt securities. Gains or losses attributable to changes in foreign exchange rates are included in the Statement of Operations under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, these changes are

LVIP Goldman Sachs Income Builder Fund–17

LVIP Goldman Sachs Income Builder Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates. Withholding taxes on foreign dividends and interest are recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned. Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset-and mortgage-backed securities are classified as interest income. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund invests in master limited partnerships (“MLPs”) which make distributions that are primarily attributable to return of capital. The Fund records investment income and return of capital in the Statement of Operations using management’s estimate of the percentage of income included in the distributions received from each MLP based on historical information from the MLPs and other industry sources. These estimates may be adjusted based on information received from the MLPs after the tax and fiscal year ends.

The return of capital portion of the MLP distributions is a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceed its cost basis, the distributions are treated as realized gains. The actual amounts of income and return of capital are only determined by each MLP after its fiscal year-end and may differ from the estimated amounts. For the year ended December 31, 2017, the Fund estimated that 100% of the MLP distributions received would be treated as a return of capital.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Commission rebates are included in “Net realized gain (loss) on investments” on the Statement of Operations and totaled $6 for the year ended December 31, 2017. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this arrangement is included in “Custodian fees” on the Statement of Operations with the corresponding expense offset shown as “Expenses paid indirectly”.

2. Management Fees and Other Transactions with Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.65% of the average daily net assets of the Fund. The fee is calculated daily and paid monthly.

LIAC has contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses exceed 0.75% of the average daily net assets for the Standard Class and 1.00% for the Service Class. This agreement will continue through at least April 30, 2018, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

Goldman Sachs Asset Management, L.P. (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For its services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

LVIP Goldman Sachs Income Builder Fund–18

LVIP Goldman Sachs Income Builder Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions with Affiliates (continued)

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2017, costs for these administrative and legal services were as follows:

Administrative	$944
Legal	164

Lincoln Life also provides certain contract holder and additional corporate services to the Fund. Effective May 1, 2017, the Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund’s average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $1,218 for the year ended December 31, 2017.

The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and monthly.

At December 31, 2017, the Fund had receivables due from and liabilities payable to affiliates as follows:

Expense reimbursement receivable from LIAC	$4,146
Management fees payable to LIAC	10,297
Distribution fees payable to LFD	3,752
Shareholder servicing fees payable to Lincoln Life	459

During the year ended December 31, 2017, the Fund’s sub-adviser paid commissions in the amount of $230 to brokers considered to be affiliates of the sub-adviser.

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

At December 31, 2017, Lincoln Life directly owned 47.58% of the Fund.

3. Investments

For the year ended December 31, 2017, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than U.S. government and agency securities	$13,962,702
Purchases of U.S. government and agency securities	1,072,411
Sales other than U.S. government and agency securities	9,128,325
Sales of U.S. government and agency securities	166,557

At December 31, 2017, the cost of investments and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:

Cost of investments and derivatives	$17,899,896

Aggregate unrealized appreciation of investments and derivatives	$1,208,950
Aggregate unrealized depreciation of investments and derivatives	(275,378)

Net unrealized appreciation of investments and derivatives	$933,572

LVIP Goldman Sachs Income Builder Fund–19

LVIP Goldman Sachs Income Builder Fund

Notes to Financial Statements (continued)

3. Investments (continued)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2017:

	Level 1	Level 2	Total
Investments:
Assets:
Common Stock
U.S. Markets
Aerospace & Defense	$53,452	$—	$53,452
Air Freight & Logistics	70,894	—	70,894
Banks	886,841	—	886,841
Beverages	52,607	—	52,607
Biotechnology	37,611	—	37,611
Capital Markets	73,919	—	73,919
Chemicals	159,070	—	159,070
Communications Equipment	185,142	—	185,142
Consumer Finance	39,525	—	39,525
Diversified Telecommunication Services	175,605	—	175,605
Electric Utilities	351,193	—	351,193
Electrical Equipment	134,226	—	134,226
Energy Equipment & Services	85,046	—	85,046
Equity Real Estate Investment Trusts	352,152	—	352,152
Food Products	171,172	—	171,172
Health Care Equipment & Supplies	281,370	—	281,370
Health Care Providers & Services	86,768	—	86,768
Hotels, Restaurants & Leisure	53,529	—	53,529
Household Products	114,023	—	114,023
Industrial Conglomerates	113,530	—	113,530
Insurance	195,604	—	195,604
IT Services	39,706	—	39,706
Media	111,766	—	111,766
Oil, Gas & Consumable Fuels	598,184	—	598,184
Pharmaceuticals	785,822	—	785,822
Road & Rail	65,843	—	65,843
Semiconductors & Semiconductor Equipment	142,882	—	142,882
Software	211,929	—	211,929
Technology Hardware, Storage & Peripherals	32,154	—	32,154
Developed Markets
Beverages	46,186	—	46,186

LVIP Goldman Sachs Income Builder Fund–20

LVIP Goldman Sachs Income Builder Fund

Notes to Financial Statements (continued)

3. Investments (continued)

	Level 1	Level 2	Total
Investments:
Assets:
Communications Equipment	$32,494	$—	$32,494
Construction & Engineering	116,713	—	116,713
Electric Utilities	102,126	—	102,126
Equity Real Estate Investment Trusts	—	53,011	53,011
Oil, Gas & Consumable Fuels	311,201	—	311,201
Personal Products	79,693	—	79,693
Tobacco	104,973	—	104,973
Transportation Infrastructure	122,628	—	122,628
Wireless Telecommunication Services	172,101	—	172,101
Convertible Preferred Stock	123,741	—	123,741
Preferred Stock	196,387	54,937	251,324
Master Limited Partnerships	154,120	—	154,120
Corporate Bonds	—	7,994,809	7,994,809
Non-Agency Asset-Backed Securities	—	1,156,869	1,156,869
Loan Agreements	—	537,920	537,920
U.S. Treasury Obligations	—	1,272,863	1,272,863
Option Purchased	—	769	769
Money Market Fund	545,363	—	545,363

Total Investments	$7,769,291	$11,071,178	$18,840,469

Derivatives:
Assets:
Futures Contracts	$970	$—	$970

Liabilities:
Futures Contracts	$(7,971)	$—	$(7,971)

As a result of utilizing international fair value pricing at December 31, 2017, a portion of the Fund’s common stock was categorized as Level 2.

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2017, there were no material transfers between Level 1 investments, Level 2 investments or Level 3 investments. This does not include transfers between Level 1 investments and Level 2 investments that resulted from the Fund’s use of international fair value pricing. In accordance with the fair value procedures described in Note 1, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2017 and 2016 was as follows:

	Year Ended
	12/31/17	12/31/16
Ordinary income	$447,338	$368,740
Return of capital	9,334	—

Total	$456,672	$368,740

LVIP Goldman Sachs Income Builder Fund–21

LVIP Goldman Sachs Income Builder Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis

As of December 31, 2017, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$18,568,607
Capital loss carryforward	(500,903)
Net unrealized appreciation	933,572

Net assets	$19,001,276

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales, straddle losses, mark-to-market of future contracts and partnership basis adjustment.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, partnership income and return of capital on investments. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2017, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$3,167	$4,308	$(7,475)

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

As of December 31, 2017, the Fund had the following capital loss carryforwards for federal income tax purposes:

Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$—	$500,903	$500,903

In 2017, the Fund utilized $276,301 of capital loss carryforwards.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/17	12/31/16
Shares sold:
Standard Class	2,431	4,320
Service Class	713,961	291,700

Shares issued upon reinvestment of dividends and distributions:
Standard Class	2,573	2,977
Service Class	42,575	35,318

	761,540	334,315

Shares redeemed:
Standard Class	(978)	(823)
Service Class	(171,098)	(162,727)

	(172,076)	(163,550)

Net increase	589,464	170,765

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between

LVIP Goldman Sachs Income Builder Fund–22

LVIP Goldman Sachs Income Builder Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. No foreign currency exchange contracts were outstanding at December 31, 2017.

During the year ended December 31, 2017, the Fund used foreign currency exchange contracts to facilitate or expedite the settlement of portfolio transactions.

Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund’s investments; to facilitate investments in portfolio securities; and to reduce cost. In addition, the Fund may take long or short positions in futures to seek to control overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

During the year ended December 31, 2017, the Fund entered into futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; to facilitate investments in portfolio securities and to reduce transaction costs.

Options Contracts–During the year ended December 31, 2017, the Fund entered into options contracts in the normal course of pursuing its investment objectives and strategies. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; to facilitate investments in portfolio securities; as a cash management tool; and to generate income. The Fund may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the options purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid at the close of the transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. When buying options, the Fund is subject to counterparty risk.

During the year ended December 31, 2017, the Fund used options contracts including swaptions to manage the Fund’s exposure to changes in securities prices caused by interest rate or market conditions.

LVIP Goldman Sachs Income Builder Fund–23

LVIP Goldman Sachs Income Builder Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

Fair values of derivative instruments as of December 31, 2017 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Interest rate contracts)	Receivables and other assets net of liabilities	$970	Receivables and other assets net of liabilities	$(7,971)
Options purchased (Interest rate contracts)	Receivables and other assets net of liabilities	769	Receivables and other assets net of liabilities	—

Total		$1,739		$(7,971)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2017 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) on foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$(310)	$—
Futures contracts (Interest rate contracts)	Net realized gain (loss) on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(81,712)	(8,973)
Options purchased (Interest rate contracts)	Net realized gain (loss) on options purchased and net change in unrealized appreciation (depreciation) of options purchased	1,541	492

Total		$(80,481)	$(8,481)

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2017.

	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average cost)	$2,052	$5,210
Futures contracts (average notional value)	1,342,630	1,682,910
Options contracts (average value)	607	—

8. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Financial Services, LLC or Ba or lower by Moody’s Investors Service, Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

LVIP Goldman Sachs Income Builder Fund–24

LVIP Goldman Sachs Income Builder Fund

Notes to Financial Statements (continued)

8. Credit and Market Risk (continued)

When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2017. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to LIAC the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

11. Recent Regulatory Reporting Updates

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amended Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. As of August 1, 2017, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.

12. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Goldman Sachs Income Builder Fund–25

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of LVIP Goldman Sachs Income Builder Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of LVIP Goldman Sachs Income Builder Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the period from May 1, 2014 (commencement of operations) through December 31, 2014, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended and the period from May 1, 2014 (commencement of operations) through December 31, 2014, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.

Philadelphia, Pennsylvania

February 22, 2018

LVIP Goldman Sachs Income Builder Fund–26

LVIP Goldman Sachs Income Builder Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2017, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)	(B) Return of Capital Distributions (Tax Basis)	Total Distributions (Tax Basis)
97.96%	2.04%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 22-23 and September 11-12, 2017, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various sub-advisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the sub-advisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the sub-advisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information (including total return and standard deviation) provided by Morningstar for the standard class of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2017. The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Funds, and had delegated those duties to unaffiliated sub-advisers responsible for investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the sub-adviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the sub-advisers’ investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the investment

LVIP Goldman Sachs Income Builder Fund–27

LVIP Goldman Sachs Income Builder Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

management fees were the same as the median investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered the Fund’s asset level and that LIAC had implemented an expense limitation through April 30, 2018 and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Goldman Sachs Asset Management, L.P. (“GSAM”) on behalf of the LVIP Goldman Sachs Income Builder Fund, the Board considered the nature, extent and quality of services provided by GSAM under the subadvisory agreement. The Board reviewed the services provided by GSAM, the backgrounds of the investment professionals servicing the Fund and the reputation, resources and investment approach of GSAM. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.

Performance. The Board reviewed the Fund’s total return and standard deviation compared to the total return and standard deviation of a peer group of funds included in the Morningstar Allocation – 30% to 50% Equity funds category and a custom index (Goldman Sachs Income Builder Composite). The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and the benchmark index for the one year period. The Board considered that the Fund commenced operations in May 2014, which provided a limited period of time to evaluate investment performance. The Board concluded that the services provided by GSAM were satisfactory.

Subadvisory Fee and Economies of Scale. The Board reviewed the Fund’s subadvisory fee schedule, which contains breakpoints, and noted GSAM’s statement that it currently has no subadvisory relationships with other investment companies with similar investment strategies and of comparable size and complexity as the Fund. The Board considered that the subadvisory fee schedule was negotiated between LIAC and GSAM, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.

Profitability and Fallout Benefits. The Board considered information regarding GSAM’s estimated profitability from providing subadvisory services to the Fund. The Board noted that the subadvisory fee schedule was negotiated between LIAC and GSAM, an unaffiliated third party, and that LIAC compensates GSAM from its fees. The Board reviewed materials provided by GSAM as to any additional benefits it receives and noted that GSAM may receive improved trading efficiencies resulting from aggregated orders with other accounts, potential economies of scale and affiliated brokerage.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.

LVIP Goldman Sachs Income Builder Fund–28

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.

The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.

The term Fund Complex includes the 92 series of Lincoln Variable Insurance Products Trust.

Interested Trustee

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	Formerly: Lincoln Advisors Trust

* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of both the Advisor and The Lincoln National Life Insurance Company, the parent company of the Trust’s Adviser.

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	92	Formerly: Lincoln Advisors Trust

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	Formerly: Lincoln Advisors Trust

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	Formerly: Lincoln Advisors Trust

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Formerly: Lincoln Advisors Trust

LVIP Goldman Sachs Income Builder Fund–29

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Charles I. Plosser*** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Public Governor for the Financial Industry Regulatory Authority (FINRA); Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	92	Rochester Gas and Electric Corporation

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Associated Grocers of New England (Director Emeritus); Formerly: Lincoln Trust Advisors

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	Formerly: Lincoln Advisors Trust

Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	92	St. Vincent Health; Formerly: Lincoln Advisors Trust

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	92	Formerly: Lincoln Advisors Trust

Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012	92	Trustee of FundVantage Trust

** Steve A. Cobb, is the son-in-law of Kenneth G. Stella.

*** Charles I. Plosser was appointed Trustee effective January 1, 2018.

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.

Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.

LVIP Goldman Sachs Income Builder Fund–30

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.

Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Vice President, Secretary, and Chief Legal Officer	Since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President and Chief Compliance Officer, Lincoln National Corporation; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Deputy General Counsel, Janney Montgomery Scott LLC.

Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.

Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.

John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

LVIP Goldman Sachs Income Builder Fund–31

LVIP Government Money Market Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2017

LVIP Government Money Market Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Government Money Market Fund

2017 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation

Sub-Advised by: BlackRock Advisors, LLC

The Fund returned 0.41% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2017.

Notable conditions during 2017 included the continued gradual removal of monetary accommodation by the Federal Open Market Committee (“FOMC”), the nomination of a new chairman of the FOMC, pronounced demand for US dollar funding heading into year-end, a series of short-term spending agreements to keep the government open, and the passage of US tax reform. The US debt ceiling was a focus during the summer months. Volatility was manifest via an earlier-than-usual back up in yields on Treasury bills deemed most at risk of a potential delay in payment by the U.S. Government. Fortunately a respite was achieved in September, with two ‘stopgap’ spending measures put in place during the fourth quarter. In September, as anticipated, the FOMC announced the commencement of its balance sheet normalization program, which began in October. Jerome Powell was nominated as Chairman of the FOMC in November to replace Janet Yellen, who is expected to take office possibly in January. In December, the FOMC delivered another 0.25% increase in the federal funds target range to 1.25% to 1.50%. The FOMC upgraded its forecasts for growth and employment, while leaving its outlook for inflation unchanged.

The Fund maintained a highly competitive yield throughout the year. In terms of sector allocation, exposure to floating rate notes in the first, second and third quarters and exposure to fixed rate treasury securities in the fourth quarter contributed strongly to the Fund’s relative performance. The Fund’s allocation to floating rate notes straddled 20% of the Fund’s net asset value during the year. Ultra-short repurchase agreements were another major security type with target allocation of 40% to 50% of net asset value. Tri-party repurchase agreements were well diversified across the largest, most systematically important banking organizations in their respective sovereigns. The large allocations to overnight repurchase agreements provided the Fund with significant liquidity provisioning that is not dependent on secondary liquidity conditions.

In terms of duration and yield curve management, the Fund’s duration exposure was modestly shorter than its peer group during the first quarter which benefited the Fund as rates reset higher following March FOMC rate hike decision. The Fund’s duration profile was slightly longer than its peer group during the last three quarters of the year and contributed to performance given that the Fed Funds Futures market priced in a greater than 50% probability of a 0.25% rate hike numerous times during the period. During the fourth quarter, having to digest almost $150 billion in additional Treasury bill supply, the market participants began to price in term premiums for longer fixed rate treasuries. This dynamic resulted in the Fund favoring fixed rate treasury exposure in six month and nine month tenors (when aggressive Fed rate hike was priced in) and being selective in adding floating rate exposure given the tight unattractive spreads.

Portfolio Manager:

BlackRock Advisors, LLC

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 12/31/07 through 12/31/17

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Government Money Market Fund Standard Class shares on 12/31/07. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/17, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,331. For comparison, look at how the Citigroup 90 Day T-Bill Index did over the same period. The same $10,000 investment would have increased to $10,350. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $10.00 per share, it is possible to lose money investing in the Fund.

Average annual total returns on investment	Ended 12/31/17
Standard Class Shares
One Year	+ 0.41%
Five Years	+ 0.10%
Ten Years	+ 0.32%
Service Class Shares
One Year	+ 0.18%
Five Years	+ 0.06%
Ten Years	+ 0.25%

*	The Citigroup 90 Day T-Bill Index is an unmanaged index that measures the rate of return for 90-day U.S. Treasury Bills.

LVIP Government Money Market Fund–1

LVIP Government Money Market Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2017 to December 31, 2017

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses in the table reflect fee recoupments in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Annualized Expense Ratio	Expenses Paid During Period 7/1/17 to 12/31/17*
Actual
Standard Class Shares	$1,000.00	$1,002.60	0.59%	$2.98
Service Class Shares	1,000.00	1,001.30	0.84%	4.24
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.23	0.59%	$3.01
Service Class Shares	1,000.00	1,020.97	0.84%	4.28

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Government Money Market Fund–2

LVIP Government Money Market Fund

Security Type/Sector Allocation (unaudited)

As of December 31, 2017

Security Type/Sector	Percentage of Net Assets
Agency Obligations	35.77%
U.S. Treasury Obligations	22.81%
Repurchase Agreements	37.41%
Money Market Fund	0.07%
Total Value of Securities	96.06%
Receivables and Other Assets Net of Liabilities	3.94%
Total Net Assets	100.00%

LVIP Government Money Market Fund–3

LVIP Government Money Market Fund

Statement of Net Assets

December 31, 2017

	Principal Amount°	Value (U.S. $)

AGENCY OBLIGATIONS–35.77%
Federal Farm Credit Banks
0.75% 4/18/18	8,500,000	$8,488,517
1.00% 1/19/18	3,500,000	3,499,721
•1.412% (LIBOR01M + 0.04%) 1/2/18	3,750,000	3,749,996
•1.597% (LIBOR01M + 0.19%) 8/8/18	1,000,000	1,001,938
Federal Farm Credit Discount Notes
≠1.31% 1/11/18	4,680,000	4,678,882
≠1.57% 8/10/18	550,000	544,868
Federal Home Loan Bank Discount Notes
≠1.31% 1/8/18	2,985,000	2,984,388
≠1.31% 1/17/18	8,500,000	8,495,769
≠1.31% 1/19/18	9,500,000	9,494,613
≠1.31% 1/24/18	21,055,000	21,038,822
≠1.31% 1/29/18	2,445,000	2,442,927
≠1.31% 1/31/18	7,810,000	7,802,561
≠1.34% 2/2/18	7,500,000	7,492,000
≠1.34% 2/7/18	5,500,000	5,493,132
≠1.37% 3/7/18	6,690,000	6,674,249
≠1.46% 5/2/18	1,800,000	1,792,347
≠1.50% 6/6/18	3,000,000	2,980,903
Federal Home Loan Banks
0.875% 3/19/18	18,500,000	18,488,489
•1.053% (LIBOR03M minus 0.35%) 5/9/18	3,500,000	3,500,000
•1.233% (LIBOR03M minus 0.33%) 3/13/18	6,635,000	6,635,000
•1.244% (LIBOR01M minus 0.135%) 6/5/18	4,500,000	4,500,000
•1.32% (LIBOR01M minus 0.14%) 4/13/18	14,350,000	14,350,000
•1.346% (LIBOR01M minus 0.145%) 4/17/18	6,205,000	6,205,000
•1.348% (LIBOR01M minus 0.143%) 5/18/18	2,000,000	2,000,000
•1.361% (LIBOR01M minus 0.13%) 11/16/18	11,000,000	11,000,000
•1.362% (LIBOR01M minus 0.07%) 2/11/19	1,550,000	1,550,609
1.375% 3/9/18	5,000,000	5,002,468
•1.389% (LIBOR03M minus 0.16%) 6/12/19	2,165,000	2,164,187
•1.392% (LIBOR01M minus 0.04%) 7/9/18	7,000,000	7,000,000
•1.449% (LIBOR01M minus 0.115%) 10/3/18	10,500,000	10,500,000
•1.462% (LIBOR01M minus 0.09%) 1/25/19	3,290,000	3,290,000
•1.465% (LIBOR03M minus 0.16%) 6/20/19	10,145,000	10,145,000

	Principal Amount°	Value (U.S. $)

AGENCY OBLIGATIONS (continued)
Federal Home Loan Banks (continued)
•1.468% (LIBOR01M minus 0.10%) 11/1/18	9,000,000	$9,000,000
•1.468% (LIBOR01M minus 0.10%) 11/2/18	12,000,000	12,000,000
•1.473% (LIBOR03M minus 0.14%) 12/19/19	2,730,000	2,730,000
•1.523% (LIBOR03M + 0.00%) 3/8/18	2,825,000	2,825,051
Federal Home Loan Mortgage
0.875% 10/12/18	4,330,000	4,304,950
•1.319% (LIBOR03M minus 0.03%) 1/8/18	3,395,000	3,395,000
•1.327% (LIBOR03M minus 0.03%) 1/12/18	3,395,000	3,395,000
1.33% 6/27/18	2,000,000	1,999,953
Federal National Mortgage Association
0.875% 2/8/18	3,500,000	3,498,882
0.875% 3/28/18	6,000,000	5,996,813
0.875% 5/21/18	4,430,000	4,423,940
≠Freddie Mac Discount Notes 1.34% 2/16/18	1,500,000	1,497,911

Total Agency Obligations (Cost $260,053,886)		260,053,886

U.S. TREASURY OBLIGATIONS–22.81%
U.S. Treasury Bills
≠1.38% 3/22/18	4,810,000	4,797,387
≠1.39% 3/29/18	39,940,000	39,819,327
≠1.41% 4/5/18	25,000,000	24,922,319
≠1.42% 5/3/18	8,000,000	7,965,840
≠1.48% 5/31/18	7,805,000	7,758,333
≠1.49% 6/14/18	1,520,000	1,509,925
≠1.50% 6/7/18	17,725,000	17,613,023
≠1.53% 6/21/18	490,000	486,544
≠1.54% 6/28/18	22,000,000	21,833,570
•U.S. Treasury Floating Rate Note 1.63% (USBMMY3M + 0.19%) 4/30/18	20,000,000	19,999,638
U.S. Treasury Notes
0.75% 2/28/18	8,040,000	8,037,966
1.375% 7/31/18	3,025,000	3,023,976
2.375% 6/30/18	8,000,000	8,034,800

Total U.S. Treasury Obligations (Cost $165,802,648)		165,802,648

LVIP Government Money Market Fund–4

LVIP Government Money Market Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

REPURCHASE AGREEMENTS–37.41%
Bank of Montreal
1.36%, dated 12/29/17, to be repurchased on 1/2/18, repurchase price $30,004,533 (collateralized by U.S. government agency obligations 2.00%–5.00% 10/24/19–6/1/47; market value $30,831,177)	30,000,000	$30,000,000
Bank of Nova Scotia
1.35%, dated 12/29/17, to be repurchased on 1/2/18, repurchase price $7,001,050 (collateralized by U.S. government obligations 1.375%–3.625% 10/31/20–4/15/28; market value $7,141,169)	7,000,000	7,000,000
BNP Paribas
1.40%, dated 12/29/17, to be repurchased on 1/2/18, repurchase price $30,004,667 (collateralized by U.S. government obligations and U.S. government agency obligations 1.25%–9.125% 5/15/18–7/1/47; market value $30,600,020)	30,000,000	30,000,000
Citigroup Global Markets
1.38%, dated 12/29/17, to be repurchased on 1/2/18, repurchase price $30,004,600 (collateralized by U.S. government obligations 1.00% 11/15/19; market value $30,600,027)	30,000,000	30,000,000
Credit Agricole Corporate & Investment Bank
1.40%, dated 12/29/17, to be repurchased on 1/2/18, repurchase price $30,004,667 (collateralized by U.S. government obligations and U.S. government agency obligations 0.00%–3.50% 4/26/18–8/15/46; market value $30,600,052)	30,000,000	30,000,000

	Principal Amount°	Value (U.S. $)

REPURCHASE AGREEMENTS (continued)
Goldman Sachs Group
1.35%, dated 12/29/17, to be repurchased on 1/2/18, repurchase price $30,004,500 (collateralized by U.S. government agency obligations 2.50%–5.50% 2/15/19–11/20/67; market value $30,600,000)	30,000,000	$30,000,000
Mizuho Securities USA
1.37%, dated 12/29/17, to be repurchased on 1/2/18, repurchase price $25,003,806 (collateralized by U.S. government obligations and U.S. government agency obligations 1.00%–3.00% 10/18/19–5/20/47; market value $25,500,012)	25,000,000	25,000,000
Natixis
1.33%, dated 12/29/17, to be repurchased on 1/2/18, repurchase price $27,003,990 (collateralized by U.S. government obligations 1.125%–5.375% 9/15/20–5/15/47; market value $27,540,039)	27,000,000	27,000,000
1.34%, dated 12/29/17, to be repurchased on 1/2/18, repurchase price $8,001,191 (collateralized by U.S. government agency obligations 1.625%–4.875% 6/13/18–4/1/47; market value $8,166,746)	8,000,000	8,000,000
RBC Capital Markets
1.38%, dated 12/29/17, to be repurchased on 1/2/18, repurchase price $30,004,600 (collateralized by U.S. government agency obligations 0.00%–5.323% 10/1/28–1/1/48; market value $31,246,001)	30,000,000	30,000,000

LVIP Government Money Market Fund–5

LVIP Government Money Market Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

REPURCHASE AGREEMENTS (continued)
TD Securities USA
1.41%, dated 12/29/17, to be repurchased on 1/2/18, repurchase price $25,003,917 (collateralized by U.S. government obligations 0.625%–2.125% 1/15/24–2/29/24; market value $25,500,009)	25,000,000	$25,000,000

Total Repurchase Agreements (Cost $272,000,000)		272,000,000

	Number of Shares	Value (U.S. $)

MONEY MARKET FUND–0.07%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 1.19%)	504,411	$504,411

Total Money Market Fund (Cost $504,411)		504,411

TOTAL VALUE OF SECURITIES–96.06% (Cost $698,360,945)Δ	698,360,945
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–3.94%	28,676,010

NET ASSETS APPLICABLE TO 72,703,879 SHARES OUTSTANDING–100.00%	$727,036,955

NET ASSET VALUE PER SHARE–LVIP GOVERNMENT MONEY MARKET FUND STANDARD CLASS ($494,672,616 / 49,467,481 Shares)	$10.000

NET ASSET VALUE PER SHARE–LVIP GOVERNMENT MONEY MARKET FUND SERVICE CLASS ($232,364,339 / 23,236,398 Shares)	$10.000

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2017:
Shares of beneficial interest (unlimited authorization–no par)	$727,036,827
Accumulated net realized gain on investments.	128

TOTAL NET ASSETS	$727,036,955

Δ	Also the cost for federal income tax purposes.

•

Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

«	Includes $203,761 payable for fund shares redeemed, $395,563 due to manager and affiliates and $23,655 other accrued expenses payable as of December 31, 2017.

≠	The rate shown is the effective yield at the time of purchase.

°	Principal amount shown is stated in U.S. dollars.

Summary of Abbreviations:

ICE–Intercontinental Exchange

LIBOR–London Interbank Offered Rate

LIBOR01M–ICE LIBOR USD 1 Month

LIBOR03M–ICE LIBOR USD 3 Month

USBMMY3M–U.S. Treasury 3 Month Bill Money Market Yield

USD–United States Dollar

See accompanying notes, which are an integral part of the financial statements.

LVIP Government Money Market Fund–6

LVIP Government Money Market Fund

Statement of Operations

Year Ended December 31, 2017

INVESTMENT INCOME:
Interest	$6,376,640

EXPENSES:
Management fees	2,622,291
Distribution fees-Service Class	605,986
Accounting and administration expenses	168,190
Shareholder servicing fees	134,238
Professional fees	40,873
Reports and statements to shareholders	35,883
Trustees’ fees and expenses	19,263
Custodian fees	17,175
Consulting fees	3,985
Pricing fees	3,792
Other	56,167

3,707,843
Less:
Distribution fees waived-Service Class	(47,465)
Expenses paid indirectly	(1)
Plus:
Recoupment of prior expenses reduced by the Advisor	474,867

Total operating expenses	4,135,244

NET INVESTMENT INCOME	2,241,396

NET REALIZED GAIN FROM INVESTMENTS	128

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,241,524

See accompanying notes, which are an integral part of the financial statements.

LVIP Government Money Market Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/17	12/31/16
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income	$2,241,396	$199,270
Net realized gain	128	23,569

Net increase in net assets resulting from operations	2,241,524	222,839

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(1,813,330)	(125,698)
Service Class	(428,066)	(73,572)
Net realized gain:
Standard Class	(14,061)	—
Service Class	(7,898)	—

	(2,263,355)	(199,270)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	607,895,408	628,723,155
Service Class	257,396,789	277,204,111
Reinvestment of dividends and distributions:
Standard Class	1,827,391	125,698
Service Class	435,964	73,572

	867,555,552	906,126,536

Cost of shares redeemed:
Standard Class	(598,526,445)	(580,165,732)
Service Class	(276,425,047)	(291,359,879)

	(874,951,492)	(871,525,611)

Increase (decrease) in net assets derived from capital share transactions	(7,395,940)	34,600,925

NET INCREASE (DECREASE) IN NET ASSETS	(7,417,771)	34,624,494
NET ASSETS:
Beginning of year	734,454,726	699,830,232

End of year	$727,036,955	$734,454,726

Undistributed net investment income	$—	$—

See accompanying notes, which are an integral part of the financial statements.

LVIP Government Money Market Fund–7

LVIP Government Money Market Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Government Money Market Fund Standard Class
	Year Ended
	12/31/17	12/31/16[1]	12/31/15	12/31/14	12/31/13

Net asset value, beginning of period	$10.000	$10.000	$10.000	$10.000	$10.000

Income from investment operations:
Net investment income	0.041	0.003	0.002	0.003	0.002

Total from investment operations	0.041	0.003	0.002	0.003	0.002

Less dividends and distributions from:
Net investment income	(0.041)	(0.003)	(0.002)	(0.003)	(0.002)
Net realized gain	— [2]	—	—	—	—

Total dividends and distributions	(0.041)	(0.003)	(0.002)	(0.003)	(0.002)

Net asset value, end of period	$10.000	$10.000	$10.000	$10.000	$10.000

Total return[3]	0.41%	0.03%	0.02%	0.03%	0.02%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$494,673	$483,490	$434,793	$482,693	$447,167
Ratio of expenses to average net assets[4]	0.52%	0.37%	0.17%	0.12%	0.17%
Ratio of expenses to average net assets prior to expenses waived/reimbursed/recouped	0.45%	0.44%	0.43%	0.41%	0.44%
Ratio of net investment income to average net assets[4]	0.41%	0.04%	0.02%	0.03%	0.02%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed/recouped	0.48%	(0.03% )	(0.24% )	(0.26% )	(0.25% )

[1]	Commencing April 1, 2016, BlackRock Advisors, LLC replaced Delaware Investments Fund Advisers, a series of Delaware Management Business Trust, as the Fund’s Sub-adviser.

[2]	For the year ended December 31, 2017, net realized gain distributions of $14,061 were made by the Fund’s Standard Class, which calculated to de minimis amount of $0.000 per share.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]

The Fund recouped management fees during the year ended December 31, 2017, which increased the Ratio of expenses to average net assets and decreased Ratio of net investment income to average net assets by 0.07%.

See accompanying notes, which are an integral part of the financial statements.

LVIP Government Money Market Fund–8

LVIP Government Money Market Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Government Money Market Fund Service Class
	Year Ended
	12/31/17	12/31/16[1]	12/31/15	12/31/14	12/31/13

Net asset value, beginning of period	$10.000	$10.000	$10.000	$10.000	$10.000

Income from investment operations:
Net investment income	0.018	0.003	0.002	0.003	0.002

Total from investment operations	0.018	0.003	0.002	0.003	0.002

Less dividends and distributions from:
Net investment income	(0.018)	(0.003)	(0.002)	(0.003)	(0.002)
Net realized gain	— [2]	—	—	—	—

Total dividends and distributions	(0.018)	(0.003)	(0.002)	(0.003)	(0.002)

Net asset value, end of period	$10.000	$10.000	$10.000	$10.000	$10.000

Total return[3]	0.18%	0.03%	0.02%	0.03%	0.02%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$232,364	$250,965	$265,037	$283,668	$302,807
Ratio of expenses to average net assets[4]	0.75%	0.38%	0.17%	0.12%	0.17%
Ratio of expenses to average net assets prior to expenses waived/reimbursed/recouped	0.70%	0.69%	0.68%	0.66%	0.69%
Ratio of net investment income to average net assets[4]	0.18%	0.03%	0.02%	0.03%	0.02%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed/recouped	0.23%	(0.28% )	(0.49% )	(0.51% )	(0.50% )

[1]	Commencing April 1, 2016, BlackRock Advisors, LLC replaced Delaware Investments Fund Advisers, a series of Delaware Management Business Trust, as the Fund’s Sub-adviser.

[2]	For the year ended December 31, 2017, net realized gain distributions of $7,898 were made by the Fund’s Service Class, which calculated to de minimis amount of $0.000 per share.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers by the manager and distributor. Performance would have been lower had the waivers not been in effect.

[4]

The Fund recouped management fees during the year ended December 31, 2017, which increased the Ratio of expenses to average net assets and decreased Ratio of net investment income to average net assets by 0.07%.

See accompanying notes, which are an integral part of the financial statements.

LVIP Government Money Market Fund–9

LVIP Government Money Market Fund

Notes to Financial Statements

December 31, 2017

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 92 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Government Money Market Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to maximize current income while (i) maintaining a stable value of your shares (providing stability of net asset value “NAV”) and (ii) preserving the value of your initial investment (preservation of capital).

The Fund pursues its objective by investing at least 99.5% of its total assets in cash, government securities (which include U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities), and/or repurchase agreements secured by such obligations or cash. The yield of the Fund is not directly tied to the federal funds rate. The Fund invests in a portfolio of securities maturing in 397 days or less (with certain exceptions) that will have a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less. The Fund may invest in variable or floating rate instruments, and transact in securities on a when-issued, delayed delivery or forward commitment basis. As a government money market fund, the Fund is (i) permitted to use the amortized cost method of valuation to seek to maintain a $10.00 share price and (ii) is not subject to a liquidity fee and/or a redemption gate on Fund redemptions. The Fund’s Board of Trustees (the “Board”) has reserved its ability to change this policy with respect to liquidity fees and/or redemption gates, but such change would become effective only after shareholders are provided with specific advance notice of the change.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance U.S. GAAP and are consistently followed by the Fund.

Security Valuation–Securities are valued at amortized cost, which approximates fair value and is permitted under Rule 2a-7 under the 1940 Act. This method involves valuing a portfolio security initially at its cost and thereafter adjusting for amortization of premium or accretion of discount to maturity. Open-end investment companies are valued at their published NAV. Investments in government money market funds have a stable NAV.

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended December 31, 2017 and for all open tax years (years ended December 31, 2014–December 31, 2016), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2017, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income and common expenses are allocated to the classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

LVIP Government Money Market Fund–10

LVIP Government Money Market Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Repurchase Agreements–The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on December 29, 2017, and matured on the next business day.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i. e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. The Fund declares dividends daily from net investment income and pays such dividends daily. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this arrangement is included in custodian fees on the Statement of Operations with the corresponding expense offset shown as “Expenses paid indirectly.”

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.48% of the first $200 million of the Fund’s average daily net assets; 0.40% of the next $200 million; and 0.30% of the Fund’s average daily net assets in excess of $400 million. The fee is calculated daily and paid monthly.

BlackRock Advisors, LLC (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2017, costs for these administrative and legal services were as follows:

Administrative	$39,286
Legal	6,865

Lincoln Life also provides certain contract holder and additional corporate services to the Fund. Effective May 1, 2017, the Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund’s average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $25,992 for the year ended December 31, 2017.

The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.

LIAC may waive or reimburse its management fee, and LFD may waive or reimburse any 12b-1 Fee, in order to maintain a positive net yield for the Fund. These voluntary waivers and reimbursements may be modified or terminated at any time, without notice. Amounts waived or reimbursed may be recouped for a period of up to 36 months from the date of the waiver or reimbursement, provided that the amount of such recoupment may not exceed the amounts waived or reimbursed and may not cause any Class of the Fund to have a negative net yield. Recoupment is further limited to no more than 50% of the Fund’s excess return above a minimum yield of 0.10%. During the year ended December 31, 2017, LIAC

LVIP Government Money Market Fund–11

LVIP Government Money Market Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

recouped $474,867 in previously waived management fees. The following table summarizes the remaining amounts of waivers or reimbursements that may be recouped and the fiscal years in which they expire:

	Expiration Date
	2018	2019	2020	Total
LFD	$672,703	$702,507	$47,465	$1,422,675
LIAC	1,842,491	440,076	—	2,282,567

Total	$2,515,194	$1,142,583	$47,465	$3,705,242

At December 31, 2017, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$328,150
Distribution fees payable to LFD	50,502
Shareholder servicing fees payable to Lincoln Life	16,911

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

3. Investments

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2017:

	Level 1	Level 2	Total
Investments:
Assets:
Agency Obligations	$—	$260,053,886	$260,053,886
U.S. Treasury Obligations	—	165,802,648	165,802,648
Repurchase Agreements	—	272,000,000	272,000,000
Money Market Fund	504,411	—	504,411

Total Investments	$504,411	$697,856,534	$698,360,945

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2017, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

LVIP Government Money Market Fund–12

LVIP Government Money Market Fund

Notes to Financial Statements (continued)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2017 and 2016 was as follows:

	Year Ended
	12/31/17	12/31/16
Ordinary income	$2,263,355	$199,270

5. Components of Net Assets on a Tax Basis

As of December 31, 2017, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$727,036,827
Undistributed ordinary income	135
Distributions payable	(7)

Net assets	$727,036,955

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/17	12/31/16
Shares sold:
Standard Class	60,789,540	62,872,317
Service Class	25,739,679	27,720,412
Shares reinvested:
Standard Class	182,740	12,570
Service Class	43,596	7,357

	86,755,555	90,612,656

Shares redeemed:
Standard Class	(59,852,644)	(58,016,574)
Service Class	(27,642,505)	(29,135,988)

	(87,495,149)	(87,152,562)

Net increase (decrease)	(739,594)	3,460,094

7. Credit and Market Risk

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but may not be backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

Credit risk refers to the possibility that the issuer of a security will not be able to make payments of principal and interest when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $10.00 per share, it is possible to lose money investing in the Fund.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

LVIP Government Money Market Fund–13

LVIP Government Money Market Fund

Notes to Financial Statements (continued)

9. Recent Regulatory Reporting Updates

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amended Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. As of August 1, 2017, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Government Money Market Fund–14

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of LVIP Government Money Market Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of LVIP Government Money Market Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.

Philadelphia, Pennsylvania

February 22, 2018

LVIP Government Money Market Fund–15

LVIP Government Money Market Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2017, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreement

On August 22-23 and September 11-12, 2017, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various sub-advisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the sub-advisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the sub-advisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information (including total return and standard deviation) provided by Morningstar for the standard class of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2017. The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Funds, and had delegated those duties to unaffiliated sub-advisers responsible for investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the sub-adviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the sub-advisers’ investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the investment

LVIP Government Money Market Fund–16

LVIP Government Money Market Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

management fees were the same as the median investment management fee of the Morningstar peer group. The Board considered that, from 2010 through 2016, LIAC had implemented a voluntary fee waiver of varying amounts in order for the Fund to maintain a positive net yield and was in the process of recouping a portion of the waived fees. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and BlackRock Advisors, LLC. (“BlackRock”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by BlackRock under the subadvisory agreement. The Board reviewed the services provided by BlackRock, the backgrounds of the investment professionals servicing the Fund and the reputation, resources and investment approach of BlackRock. They also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.

Performance. The Board reviewed the Fund’s total return and standard deviation compared to the total return and standard deviation of a peer group of funds included in the Money Market Taxable funds. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median for the one year period. The Board considered that BlackRock had served as the Fund’s sub-adviser since April 2016 and concluded that the services provided by BlackRock were satisfactory.

Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule for the Fund as well as information on comparable funds sub-advised by BlackRock. The Board considered that the subadvisory fee schedules were negotiated between LIAC and BlackRock, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.

Profitability and Fallout Benefits. With respect to profitability, the Board considered information regarding BlackRock’s estimated profitability from providing subadvisory services to the Fund. The Board noted that the subadvisory fee schedule was negotiated between LIAC and BlackRock, an unaffiliated third party, and that LIAC compensates BlackRock from its fees. The Board reviewed materials provided by BlackRock as to any additional benefits it receives and noted that BlackRock stated that the engagement may raise its profile in the broker-dealer community and may increase analyst coverage for BlackRock proprietary products

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.

LVIP Government Money Market Fund–17

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.

The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.

The term Fund Complex includes the 92 series of Lincoln Variable Insurance Products Trust.

Interested Trustee

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	Formerly: Lincoln Advisors Trust

* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of both the Advisor and The Lincoln National Life Insurance Company, the parent company of the Trust’s Adviser.

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	92	Formerly: Lincoln Advisors Trust

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	Formerly: Lincoln Advisors Trust

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	Formerly: Lincoln Advisors Trust

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Formerly: Lincoln Advisors Trust

LVIP Government Money Market Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Charles I. Plosser*** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Public Governor for the Financial Industry Regulatory Authority (FINRA); Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	92	Rochester Gas and Electric Corporation

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Associated Grocers of New England (Director Emeritus); Formerly: Lincoln Trust Advisors

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	Formerly: Lincoln Advisors Trust

Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	92	St. Vincent Health; Formerly: Lincoln Advisors Trust

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	92	Formerly: Lincoln Advisors Trust

Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012	92	Trustee of FundVantage Trust

** Steve A. Cobb, is the son-in-law of Kenneth G. Stella.

*** Charles I. Plosser was appointed Trustee effective January 1, 2018.

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.

Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.

LVIP Government Money Market Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.

Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Vice President, Secretary, and Chief Legal Officer	Since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President and Chief Compliance Officer, Lincoln National Corporation; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Deputy General Counsel, Janney Montgomery Scott LLC.

Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.

Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.

John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

LVIP Government Money Market Fund–20

LVIP Invesco Diversified Equity-Income Managed Volatility Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2017

LVIP Invesco Diversified Equity-Income Managed Volatility Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Invesco Diversified Equity-Income Managed Volatility Fund

2017 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation

Subadvised by: SSGA Funds Management, Inc.

The Fund returned 11.14% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2017, while its benchmark, the Russell 1000® Value Index1, returned 13.66%.

Because of expectations related to the pro-growth agenda espoused by newly-elected President Trump and U.S. Republicans, which included tax reform and less regulation, the US equity markets began 2017 positively as a continuation of the momentum experienced after Trump’s election in November 2016. Furthermore, economies outside of the U.S. largely continued accommodative monetary policies and, in many cases, expansionary fiscal policies, that were also supportive to non-U.S. equity markets from the outset of the year. As the year progressed, the International Monetary Fund (“the IMF”) upwardly revised economic growth estimates for many non-U.S. economies, including the European Union, Japan and many emerging market countries, with U.S economic growth being revised upward to a lesser extent. This synchronized global economic growth was the foundation for equity markets generating strong positive returns in 2017, along with non-U.S. equity markets outperforming U.S. equity markets for the first time since 2012 because many of those economies are in the early stages of an earnings recovery cycle. It is also notable that these returns were generated while encountering historically low volatility throughout the year.

As we expected, the Federal Reserve continued its path toward normalization of interest rates, with three 25-basis point interest rate increases during 2017 that brought the target Fed Funds rate to 1.25%-1.50%. Despite these increases to short-term interest rates and a forecast of continued increases in 2018 and beyond, longer term interest rates stayed stubbornly low as the U.S. 10-year Treasury yield ended 2017 seven basis points lower than the end of 2016, and actually spent most of the year even lower. This dynamic, combined with credit spreads steadily tightening throughout 2017, allowed the major fixed income indexes to register positive returns.

For the full year, there was wide dispersion across investment style and size. Growth stocks outperformed value stocks across most asset classes. Additionally, large cap stocks outperformed small cap stocks, with emerging market equities being the notable exception where small cap stocks outperformed large cap stocks. The Information Technology sector was the leading performer, by a wide margin, in the U.S equity markets, with Energy and Telecom being the notable laggards. An interesting dynamic that manifested itself seemed to be that one or two industries seemed to dominate positive returns within each sector. For example, refining led the energy sector by a wide margin, homebuilders and casinos led the consumer sector, etc.

The Fund, through underlying funds, invests in equity and income securities, as well as in derivatives and other investments that have economic characteristics similar to such securities. An underlying fund may invest in securities of issuers of all capitalization sizes; however, a substantial number of the issuers in which an underlying fund invests are large cap issuers. The Fund’s equity income exposure was out of favor during 2017, which contributed to underperformance versus the benchmark.

The volatility management overlay component of the Fund did not have a meaningful impact on relative performance during 2017. During the past year, global equity markets experienced historically low levels of volatility, which allowed for the Fund’s volatility management overlay to be less impactful to overall Fund results given that volatility management strategies are designed to add value in the bear market portion of market cycles.

Portfolio Managers:
Lincoln Investment Advisors Corporation:	Jay Shearon
Amritansh Tewary
Alex Zeng

SSGA Funds Management, Inc.:	Timothy Furbush
Lorne Johnson
Michael Martel
Philip Lee

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Invesco Diversified Equity-Income Managed Volatility Fund shares on 5/1/14 (commencement of operations). As the chart shows, by 12/31/17, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $12,293 for the Standard Class shares and to $12,137 for the Service Class shares. For comparison, look at how the Russell 1000® Value Index did over the same period. The same $10,000 investment would have increased to $13,993. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP Invesco Diversified Equity-Income Managed Volatility Fund–1

LVIP Invesco Diversified Equity-Income Managed Volatility Fund

2017 Annual Report Commentary (unaudited) (continued)

Average annual total returns on investment		Ended 12/31/17

Standard Class Shares
One Year	+	11.14%
Inception (5/1/14)	+	5.78%

Service Class Shares
One Year	+	10.74%
Inception (5/1/14)	+	5.42%

1.	The Russell 1000® Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

LVIP Invesco Diversified Equity-Income Managed Volatility Fund–2

LVIP Invesco Diversified Equity-Income Managed Volatility Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2017 to December 31, 2017

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers and reimbursements in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Annualized Expense Ratio	Expenses Paid During Period 7/1/17 to 12/31/17*

Actual
Standard Class Shares	$1,000.00	$1,057.90	0.07%	$0.36
Service Class Shares	1,000.00	1,056.00	0.42%	2.18

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.85	0.07%	$0.36
Service Class Shares	1,000.00	1,023.09	0.42%	2.14

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies (“Underlying Funds”). In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in the table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP Invesco Diversified Equity-Income Managed Volatility Fund–3

LVIP Invesco Diversified Equity-Income Managed Volatility Fund

Security Type/Sector Allocation (unaudited)

As of December 31, 2017

Security Type/Sector	Percentage of Net Assets

Affiliated Investments	95.00%

Investment Companies	95.00%
Equity Funds	95.00%
Unaffiliated Investment	4.87%

Investment Company	4.87%
Money Market Fund	4.87%

Total Value of Securities	99.87%

Receivables and Other Assets Net of Liabilities	0.13%

Total Net Assets	100.00%

LVIP Invesco Diversified Equity-Income Managed Volatility Fund–4

LVIP Invesco Diversified Equity-Income Managed Volatility Fund

Schedule of Investments

December 31, 2017

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENTS–95.00%
INVESTMENT COMPANIES–95.00%
Equity Funds–95.00%
*Invesco V.I. Core Equity Fund	2,667,966	$97,967,725
*Invesco V.I. Diversified Dividend Fund	3,552,694	96,562,223
**Invesco V.I. Equity and Income Fund	6,808,139	129,626,960

Total Affiliated Investments (Cost $300,627,675)		324,156,908

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENT–4.87%
INVESTMENT COMPANY–4.87%
Money Market Fund–4.87%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 1.15%)	16,623,990	$16,623,990

Total Unaffiliated Investment (Cost $16,623,990)		16,623,990

TOTAL VALUE OF SECURITIES–99.87% (Cost $317,251,665)	340,780,898
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.13%	436,107

NET ASSETS APPLICABLE TO 30,243,104 SHARES OUTSTANDING–100.00%	$341,217,005

* Series I Shares.

** Series II Shares.

The following futures contracts were outstanding at December 31, 2017:1

Futures Contracts

Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation	Value/ Unrealized Depreciation

Currency Contracts:
6	British Pound	$508,388	$501,918	3/20/18	$6,470	$—
5	Euro	754,719	738,765	3/20/18	15,954	—
5	Japanese Yen	557,125	553,359	3/20/18	3,766	—

					26,190	—

Equity Contracts:
2	E-mini Russell 2000 Index	153,650	151,125	3/19/18	2,525	—
75	E-mini S&P 500 Index	10,035,000	9,908,233	3/19/18	126,767	—
9	E-mini S&P MidCap 400 Index	1,712,160	1,698,648	3/19/18	13,512	—
17	Euro STOXX 50 Index	712,483	729,675	3/19/18	—	(17,192)
5	FTSE 100 Index	515,622	492,424	3/19/18	23,198	—
3	Nikkei 225 Index (OSE)	605,724	603,077	3/9/18	2,647	—

					168,649	(17,192)

Total Futures Contracts					$194,839	$(17,192)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

Summary of Abbreviations:

FTSE–Financial Times Stock Exchange

OSE–Osaka Securities Exchange

S&P–Standard & Poor’s

See accompanying notes, which are an integral part of the financial statements.

LVIP Invesco Diversified Equity-Income Managed Volatility Fund–5

LVIP Invesco Diversified Equity-Income Managed Volatility Fund

Statement of Assets and Liabilities

December 31, 2017

ASSETS:
Affiliated investments, at value	$324,156,908
Unaffiliated investment, at value	16,623,990
Cash collateral held at broker for futures contracts	519,042
Receivable for fund shares sold	132,685
Expense reimbursement receivable from Lincoln Investment Advisors Corporation	15,438
Dividends receivable from investments	12,776
Cash	3,668

TOTAL ASSETS	341,464,507

LIABILITIES:
Due to manager and affiliates	122,752
Payable for investment purchased	39,344
Variation margin due to broker on futures contracts	38,678
Other accrued expenses payable	24,960
Payable for fund shares redeemed	20,766
Foreign currencies due to custodian	1,002

TOTAL LIABILITIES	247,502

TOTAL NET ASSETS	$341,217,005

Affiliated investments, at cost	$300,627,675
Unaffiliated investment, at cost	16,623,990

Standard Class:
Net Assets	$2,109,615
Shares Outstanding	186,962
Net Asset Value Per Share	$11.284

Service Class:
Net Assets	$339,107,390
Shares Outstanding	30,056,142
Net Asset Value Per Share	$11.282

COMPONENTS OF NET ASSETS AT DECEMBERE 31, 2017:
Shares of beneficial interest (unlimited authorization–no par)	$308,527,429
Accumulated net realized gain on investments	8,982,701
Net unrealized appreciation of investments, foreign currencies and derivatives	23,706,875

TOTAL NET ASSETS	$341,217,005

See accompanying notes, which are an integral part of the financial statements.

LVIP Invesco Diversified Equity-Income Managed Volatility Fund–6

LVIP Invesco Diversified Equity-Income Managed Volatility Fund

Statement of Operations

Year Ended December 31, 2017

INVESTMENT INCOME:
Dividends from affiliated investments	$4,492,740
Dividends from unaffiliated investment	148,313

4,641,053

EXPENSES:
Management fees	1,904,682
Distribution fees-Service Class	1,104,164
Shareholder servicing fees	63,540
Accounting and administration expenses	51,088
Reports and statements to shareholders	32,814
Professional fees	29,192
Trustees’ fees and expenses	8,632
Custodian fees	7,917
Consulting fees	4,776
Pricing fees	249
Other	2,031

3,209,085
Less:
Management fees waived	(1,745,958)
Expenses reimbursed	(136,624)
Expenses paid indirectly	(126)

Total operating expenses	1,326,377

NET INVESTMENT INCOME	3,314,676

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Distributions from affiliated investments	10,031,439
Sale of affiliated investments	(995,267)
Foreign currencies	14,748
Futures contracts	2,540,370

Net realized gain	11,591,290

Net change in unrealized appreciation (depreciation) of:
Affiliated investments	17,195,822
Foreign currencies	24
Futures contracts	204,749

Net change in unrealized appreciation (depreciation)	17,400,595

NET REALIZED AND UNREALIZED GAIN	28,991,885

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$32,306,561

See accompanying notes, which are an integral part of the financial statements.

LVIP Invesco Diversified Equity-Income Managed Volatility Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/17	12/31/16
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$3,314,676	$2,050,313
Net realized gain	11,591,290	3,261,544
Net change in unrealized appreciation (depreciation)	17,400,595	16,419,455

Net increase in net assets resulting from operations	32,306,561	21,731,312

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(28,321)	(19,662)
Service Class	(3,437,418)	(2,033,727)
Net realized gain:
Standard Class	(33,641)	(23,938)
Service Class	(5,579,945)	(3,138,645)

	(9,079,325)	(5,215,972)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	250,308	1,144,376
Service Class	62,618,869	146,014,786
Reinvestment of dividends and distributions:
Standard Class	61,962	43,600
Service Class	9,017,363	5,172,372

	71,948,502	152,375,134

Cost of shares redeemed:
Standard Class	(198,825)	(445,417)
Service Class	(29,439,823)	(14,424,247)

	(29,638,648)	(14,869,664)

Increase in net assets derived from capital share transactions	42,309,854	137,505,470

NET INCREASE IN NET ASSETS	65,537,090	154,020,810
NET ASSETS:
Beginning of year	275,679,915	121,659,105

End of year	$341,217,005	$275,679,915

Undistributed net investment income	$—	$32,764

See accompanying notes, which are an integral part of the financial statements.

LVIP Invesco Diversified Equity-Income Managed Volatility Fund–7

LVIP Invesco Diversified Equity-Income Managed Volatility Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Invesco Diversified Equity-Income Managed Volatility Fund Standard Class
	12/31/17	Year Ended 12/31/16[1]	12/31/15	5/1/14[2] to 12/31/14
Net asset value, beginning of period	$10.469	$9.661	$10.341	$10.000

Income (loss) from investment operations:
Net investment income[3]	0.153	0.143	0.226	0.154
Net realized and unrealized gain (loss)	1.007	0.926	(0.725)	0.306

Total from investment operations	1.160	1.069	(0.499)	0.460

Less dividends and distributions from:
Net investment income	(0.154)	(0.114)	(0.181)	(0.079)
Net realized gain	(0.191)	(0.147)	—	(0.040)

Total dividends and distributions	(0.345)	(0.261)	(0.181)	(0.119)

Net asset value, end of period	$11.284	$10.469	$9.661	$10.341

Total return[4]	11.14%	11.14%	(4.84% )	4.59%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,110	$1,851	$983	$566
Ratio of expenses to average net assets[5]	0.07%	0.07%	0.07%	0.07%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.66%	0.67%	0.72%	1.11%
Ratio of net investment income to average net assets	1.39%	1.43%	2.21%	2.22%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.80%	0.83%	1.56%	1.18%
Portfolio turnover	5%	5%	4%	7%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.

[2]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[3]	The average shares outstanding method has been applied for per share information.

[4]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Invesco Diversified Equity-Income Managed Volatility Fund–8

LVIP Invesco Diversified Equity-Income Managed Volatility Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Invesco Diversified Equity-Income Managed Volatility Fund Service Class
	12/31/17	Year Ended 12/31/16[1]	12/31/15	5/1/14[2] to 12/31/14
Net asset value, beginning of period	$10.470	$9.664	$10.343	$10.000

Income (loss) from investment operations:
Net investment income[3]	0.114	0.108	0.189	0.130
Net realized and unrealized gain (loss)	1.005	0.923	(0.723)	0.306

Total from investment operations	1.119	1.031	(0.534)	0.436

Less dividends and distributions from:
Net investment income	(0.116)	(0.078)	(0.145)	(0.053)
Net realized gain	(0.191)	(0.147)	—	(0.040)

Total dividends and distributions	(0.307)	(0.225)	(0.145)	(0.093)

Net asset value, end of period	$11.282	$10.470	$9.664	$10.343

Total return[4]	10.74%	10.75%	(5.17% )	4.36%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$339,107	$273,829	$120,676	$32,068
Ratio of expenses to average net assets[5]	0.42%	0.42%	0.42%	0.42%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	1.01%	1.02%	1.07%	1.46%
Ratio of net investment income to average net assets	1.04%	1.08%	1.86%	1.87%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.45%	0.48%	1.21%	0.83%
Portfolio turnover	5%	5%	4%	7%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.

[2]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[3]	The average shares outstanding method has been applied for per share information.

[4]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Invesco Diversified Equity-Income Managed Volatility Fund–9

LVIP Invesco Diversified Equity-Income Managed Volatility Fund

Notes to Financial Statements

December 31, 2017

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 92 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Invesco Diversified Equity-Income Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund operates under a fund of funds structure and invests substantially all of its assets in other open-end investment companies, primarily the Invesco Funds (collectively, the “Underlying Funds”). The Fund is advised by Lincoln Investment Advisors Corporation (“LIAC”). The Invesco Funds, which are advised by an unaffiliated adviser, invest in stocks and bonds. In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments, and employs an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility. Financial statements for the Underlying Funds can be found at www.sec.gov.

The Fund’s investment objective is to seek capital appreciation and current income.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–The Fund values Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information. Investments in government money market funds have a stable NAV. Futures contracts are valued at the daily quoted settlement prices.

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended December 31, 2017 and for all open tax years (years ended December 31, 2014–December 31, 2016), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2017, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.

LVIP Invesco Diversified Equity-Income Managed Volatility Fund–10

LVIP Invesco Diversified Equity-Income Managed Volatility Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this arrangement is included in “Custodian fees” on the Statement of Operations with the corresponding expense offset shown as “Expenses paid indirectly.”

2. Management Fees and Other Transactions With Affiliates

LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.60% of the average daily net assets of the Fund. The fee is calculated daily and paid monthly. The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds. LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.55% of the Fund’s average daily net assets. This agreement will continue through at least April 30, 2018, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.

LIAC has contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.07% of the average daily net assets for the Standard Class and 0.42% for the Service Class. This agreement will continue through at least April 30, 2018, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

SSGA Funds Management, Inc. (the “Sub-Adviser”) is responsible for managing the Fund’s volatility management overlay. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2017, costs for these administrative and legal services were as follows:

Administrative	$17,812
Legal	3,077

Lincoln Life also provides certain contract holder and additional corporate services to the Fund. Effective May 1, 2017, the Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund’s average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $25,149 for the year ended December 31, 2017.

The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.

In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.

At December 31, 2017, the Fund had receivables due from or liabilities payable to affiliates as follows:

Expense reimbursement receivable from LIAC	$15,438
Management fees payable to LIAC	14,379
Distribution fees payable to LFD	100,033
Shareholder servicing fees payable to Lincoln Life	8,340

LVIP Invesco Diversified Equity-Income Managed Volatility Fund–11

LVIP Invesco Diversified Equity-Income Managed Volatility Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers’ whereby the Fund held 5% or more of the issuers’ outstanding securities (non-LVIP Funds). Affiliated investments of the Fund and the corresponding investment activity for the year ended December 31, 2017, were as follows:

	Value 12/31/16	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/17	Dividends	Capital Gain Distributions
Invesco V.I. Core Equity Fund	$76,380,461	$21,302,709	$4,973,600	$(673,163)	$5,931,318	$97,967,725	$939,242	$4,704,654
Invesco V.I. Diversified Dividend Fund	77,552,390	20,151,219	3,801,295	(51,707)	2,711,616	96,562,223	1,524,758	3,125,359
Invesco V.I. Equity and Income Fund	102,490,722	25,076,236	6,222,489	(270,397)	8,552,888	129,626,960	2,028,740	2,201,426

Total	$256,423,573	$66,530,164	$14,997,384	$(995,267)	$17,195,822	$324,156,908	$4,492,740	$10,031,439

3. Investments

For the year ended December 31, 2017, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$66,530,164
Sales	14,997,384

At December 31, 2017, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:

Cost of investments and derivatives	$319,501,453

Aggregate unrealized appreciation of investments and derivatives	$21,457,097
Aggregate unrealized depreciation of investments and derivatives	(5)

Net unrealized appreciation of investments and derivatives	$21,457,092

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

LVIP Invesco Diversified Equity-Income Managed Volatility Fund–12

LVIP Invesco Diversified Equity-Income Managed Volatility Fund

Notes to Financial Statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2017:

Level 1

Investments:
Assets:
Affiliated Investment Companies	$324,156,908
Unaffiliated Investment Company	16,623,990

Total Investments	$340,780,898

Derivatives:
Assets:
Futures Contracts	$194,839

Liabilities:
Futures Contracts	$(17,192)

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2017, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2017 and 2016 was as follows:

	Year Ended
	12/31/17	12/31/16
Ordinary income	$4,690,349	$2,053,389
Long-term capital gains	4,388,976	3,162,583

Total	$9,079,325	$5,215,972

5. Components of Net Assets on a Tax Basis

As of December 31, 2017, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$308,527,429
Undistributed long-term capital gains	11,232,484
Net unrealized appreciation	21,457,092

Net assets	$341,217,005

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales and mark-to-market of futures contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, re-designation of dividends and distributions, and distributions received from the Underlying Funds. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2017, the Fund recorded the following reclassifications:

Distributions in Excess of	Accumulated Net
Net Investment Income	Realized Gain
$118,299	$(118,299)

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LVIP Invesco Diversified Equity-Income Managed Volatility Fund

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/17	12/31/16
Shares sold:
Standard Class	22,771	115,377
Service Class	5,779,114	14,593,022
Shares reinvested:
Standard Class	5,535	4,261
Service Class	807,755	507,492

	6,615,175	15,220,152

Shares redeemed:
Standard Class	(18,179)	(44,542)
Service Class	(2,684,775)	(1,433,230)

	(2,702,954)	(1,477,772)

Net increase	3,912,221	13,742,380

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund’s investments; to facilitate investments in portfolio securities; and to reduce cost. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

During the year ended December 31, 2017, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool and to hedge currency risks associated with the Fund’s investments.

Fair values of derivative instruments as of December 31, 2017 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Currency contracts)*	Variation margin due to broker on futures contracts	$26,190	Variation margin due to broker on futures contracts	$—
Futures contracts (Equity contracts)*	Variation margin due to broker on futures contracts	168,649	Variation margin due to broker on futures contracts	(17,192)

Total		$194,839		$(17,192)

*Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were open through December 31, 2017. Only current day variation margin is reported on the “Statement of Assets and Liabilities.”

LVIP Invesco Diversified Equity-Income Managed Volatility Fund–14

LVIP Invesco Diversified Equity-Income Managed Volatility Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2017 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$94,015	$47,367
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	2,446,355	157,382

Total		$2,540,370	$204,749

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2017.

	Long Derivative	Short Derivative
	Volume	Volume
Futures contracts (average notional value)	$17,553,797	$—

8. Market Risk

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Recent Regulatory Reporting Updates

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amended Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. As of August 1, 2017, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.

11. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Invesco Diversified Equity-Income Managed Volatility Fund–15

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of LVIP Invesco Diversified Equity-Income Managed Volatility Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of LVIP Invesco Diversified Equity-Income Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the period from May 1, 2014 (commencement of operations) through December 31, 2014, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended and the period from May 1, 2014 (commencement of operations) through December 31, 2014, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.

Philadelphia, Pennsylvania

February 22, 2018

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LVIP Invesco Diversified Equity-Income Managed Volatility Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2017, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)	(B) Long-Term Capital Gain Distributions (Tax Basis)	Total Distributions (Tax Basis)
51.66%	48.34%	100.00%

A) and (B) is based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 22-23 and September 11-12, 2017, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with State Street Global Advisors (“SSGA”) (collectively, with the investment management agreement, the “Advisory Agreements” and each individually an “Advisory Agreement”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data, and SSGA prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and SSGA provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and SSGA provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed. The Board determined that, given the totality of the information provided with respect to the Advisory Agreements, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding the structure of portfolio manager compensation, brokerage practices, risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement.

The Board considered that the Funds are managed with an actively-managed risk-management overlay using up to 20% of a Fund’s net assets (the “Risk-Management Sleeve”) and that at least 80% of each Fund’s net assets are invested in an underlying fund or funds (the “Equity Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and reduce the impact on the Funds’ portfolio of significant market downturns during periods of high volatility. The Board considered that the Funds’ investments in exchange-traded futures and their resulting costs limit the upside participation of the Funds in strong, increasing markets relative to unhedged funds. The Board also considered that SSGA had been appointed sub-adviser to the Risk-Management Sleeve of the Funds effective May 1, 2016. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information (including total return and standard deviation) provided by Morningstar for the standard class of each Fund compared to the return of a benchmark index for the one, three and five year periods, as applicable, ended March 31, 2017. The Board noted LIAC’s view that the performance peer group of mutual funds provided by Morningstar provided little comparative

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LVIP Invesco Diversified Equity-Income Managed Volatility Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

value as the performance peer group did not generally include an actively managed volatility management overlay. The Board also considered an in-person presentation by representatives of Oliver Wyman, an independent management consulting firm, that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of risk control funds from 11 variable annuity sponsors.

The Board considered that LIAC had delegated day-to-day portfolio management of the Risk-Management Sleeve to SSGA and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model. The Board also considered an in-person presentation by representatives of SSGA regarding the performance of the Managed Volatility Funds sub-advised by SSGA as well as presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve. The Board also considered that in February 2016, the managed volatility model was adjusted with the intention that the risk overlay would reduce the negative contribution to returns in certain markets while maintaining market downturn protection. The Board noted LIAC’s view that it expects the negative impact of the volatility management overlay to dampen over a full market cycle. The Board concluded that LIAC had appropriately reviewed and monitored SSGA’s performance.

The Board reviewed the Fund’s total return and standard deviation compared to the total return and standard deviation of the S&P 500 Daily Risk Control 10% Total Return USD Index. The Board noted the Fund’s total return was below the return of the benchmark index for the one year period. The Board considered that the Fund commenced operations in May 2014, which provided a limited period of time to evaluate investment performance. The Board concluded that the services provided by LIAC were satisfactory.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar expense peer group and category median. The Board also considered that LIAC had implemented an advisory fee waiver through April 30, 2018. The Board noted that the investment management fee for the Fund was lower than the median management fee of the Morningstar expense peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an expense limitation through April 30, 2018 and an advisory fee waiver and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA on behalf of the each of the Funds, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board reviewed the services provided by SSGA, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of SSGA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.

Performance. The Board considered that SSGA’s responsibility was to implement trading based on the managed volatility model and that traditional measures of performance would not be relevant in assessing SSGA’s implementation of the model. The Board also considered that in February, 2016, the managed volatility model was adjusted with the intention that the risk overlay would reduce the negative contribution to returns in certain markets while maintaining market downturn protection. The Board noted LIAC’s view that it expects the negative impact of the volatility management overlay to dampen over a full market cycle. The Board also considered various in-person presentations related to the performance of the Risk-Management Sleeve by representatives of SSGA and Oliver Wyman. The Board concluded that the services provided by SSGA were satisfactory.

Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule, noted that SSGA stated that it did not provide similar managed volatility subadvisory services to other investment companies. The Board considered that LIAC compensates SSGA from its fees and that the subadvisory fee schedule was negotiated between LIAC and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.

LVIP Invesco Diversified Equity-Income Managed Volatility Fund–18

LVIP Invesco Diversified Equity-Income Managed Volatility Fund

Other Fund Information (unaudited) (continued)

Approval of Subadvisory Agreement (continued)

Profitability and Fallout Benefits. The Board noted that the subadvisory fee schedule was negotiated between LIAC and SSGA, an unaffiliated third party, and that LIAC compensates SSGA from its fees. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Fund in the marketplace and its ability to leverage resources.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.

LVIP Invesco Diversified Equity-Income Managed Volatility Fund–19

LVIP Invesco Diversified Equity-Income Managed Volatility Fund

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.

The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.

The term Fund Complex includes the 92 series of Lincoln Variable Insurance Products Trust.

Interested Trustee

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	Formerly: Lincoln Advisors Trust

* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of both the Advisor and The Lincoln National Life Insurance Company, the parent company of the Trust’s Adviser.

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	92	Formerly: Lincoln Advisors Trust

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	Formerly: Lincoln Advisors Trust

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	Formerly: Lincoln Advisors Trust

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Formerly: Lincoln Advisors Trust

LVIP Invesco Diversified Equity-Income Managed Volatility Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Charles I. Plosser*** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Public Governor for the Financial Industry Regulatory Authority (FINRA); Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	92	Rochester Gas and Electric Corporation

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Associated Grocers of New England (Director Emeritus); Formerly: Lincoln Trust Advisors

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	Formerly: Lincoln Advisors Trust

Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	92	St. Vincent Health; Formerly: Lincoln Advisors Trust

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	92	Formerly: Lincoln Advisors Trust

Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012	92	Trustee of FundVantage Trust

** Steve A. Cobb, is the son-in-law of Kenneth G. Stella.

*** Charles I. Plosser was appointed Trustee effective January 1, 2018.

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.

Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.

LVIP Invesco Diversified Equity-Income Managed Volatility Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.

Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Vice President, Secretary, and Chief Legal Officer	Since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President and Chief Compliance Officer, Lincoln National Corporation; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Deputy General Counsel, Janney Montgomery Scott LLC.

Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.

Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.

John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

LVIP Invesco Diversified Equity-Income Managed Volatility Fund–22

LVIP Invesco Select Equity Managed Volatility Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2017

LVIP Invesco Select Equity Managed

Volatility Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Invesco Select Equity Managed Volatility Fund

2017 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation

Subadvised by: SSGA Funds Management, Inc.

The Fund returned 18.08% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2017, while its benchmark, the S&P 500 Index1, returned 21.83% during the same period.

Because of expectations related to the pro-growth agenda espoused by newly-elected President Trump and U.S. Republicans, which included tax reform and less regulation, the US equity markets began 2017 positively as a continuation of the momentum experienced after Trump’s election in November 2016. Furthermore, economies outside of the U.S. largely continued accommodative monetary policies and, in many cases, expansionary fiscal policies, that were also supportive to non-U.S. equity markets from the outset of the year. As the year progressed, the International Monetary Fund (“the IMF”) upwardly revised economic growth estimates for many non-U.S. economies, including the European Union, Japan and many emerging market countries, with U.S economic growth being revised upward to a lesser extent. This synchronized global economic growth was the foundation for equity markets generating strong positive returns in 2017, along with non-U.S. equity markets outperforming U.S. equity markets for the first time since 2012 because many of those economies are in the early stages of an earnings recovery cycle. It is also notable that these returns were generated while encountering historically low volatility throughout the year.

As expected, the Federal Reserve continued its path toward normalization of interest rates, with three 25-basis point interest rate increases during 2017 that brought the target Fed Funds rate to 1.25% - 1.50%. Despite these increases to short-term interest rates and a forecast of continued increases in 2018 and beyond, longer term interest rates stayed stubbornly low as the U.S. 10-year Treasury yield ended 2017 seven basis points lower than the end of 2016, and actually spent most of the year even lower. This dynamic, combined with credit spreads steadily tightening throughout 2017, allowed the major fixed income indexes to register positive returns.

For the full year, there was wide dispersion across investment style and size. Growth stocks outperformed value stocks across most asset classes. Additionally, large caps outperformed small caps, with emerging market equities being the notable exception where small caps outperformed large caps. The Information Technology sector was the leading performer, by a wide margin, in the U.S equity markets, with Energy and Telecom being the notable laggards. An interesting dynamic that manifested itself seemed to be that one or two industries seemed to dominate positive returns within each sector. For example, refining led the energy sector by a wide margin, homebuilders and casinos led the consumer sector, etc.

The Fund has a large cap orientation, and is comprised of an approximately 70% allocation to the Invesco Equally Weighted S&P 500 and an approximately 30% allocation to Invesco Comstock , which is a large cap value fund. The overall Fund has moderate tilts towards value and smaller size, relative to the S&P 500 benchmark. These tilts detracted from relative performance versus the benchmark during 2017.

The volatility management overlay component of the Fund did not have a meaningful impact on relative performance during 2017. During the past year, global equity markets experienced historically low levels of volatility, which allowed for the Fund’s volatility management overlay to be less impactful to overall Fund results given that volatility management strategies are designed to add value in the bear market portion of market cycles.

Portfolio Managers:
Lincoln Investment Advisors Corporation:	Jay Shearon
Amritansh Tewary
Alex Zeng

SSGA Funds Management, Inc.:	Timothy Furbush
Lorne Johnson
Michael Martel
Philip Lee

The views expressed represent the Manager’s assessment of the Funds and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Invesco Select Equity Managed Volatility Fund shares on 1/2/14 (commencement of operations). As the chart shows, by 12/31/17, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $12,023 for the Standard Class shares and to $11,855 for the Service Class shares. For comparison, look at how the S&P 500® Index did over the same period. The same $10,000 investment would have increased to $15,722. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP Invesco Select Equity Managed Volatility Fund–1

LVIP Invesco Select Equity Managed Volatility Fund

2017 Annual Report Commentary (unaudited) (continued)

Average annual total returns on investment		Ended 12/31/17

Standard Class Shares
One Year	+	18.08%
Inception (1/2/14)	+	4.72%

Service Class Shares
One Year	+	17.66%
Inception (1/2/14)	+	4.35%

1.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.

LVIP Invesco Select Equity Managed Volatility Fund–2

LVIP Invesco Select Equity Managed Volatility Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2017 to December 31, 2017

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) Fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers and reimbursements in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Annualized Expense Ratio	Expenses Paid During Period 7/1/17 to 12/31/17*

Actual
Standard Class Shares	$1,000.00	$1,108.70	0.14%	$0.74
Service Class Shares	1,000.00	1,106.70	0.49%	2.60

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.50	0.14%	$0.71
Service Class Shares	1,000.00	1,022.74	0.49%	2.50

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies (“Underlying Funds”). In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in the table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP Invesco Select Equity Managed Volatility Fund–3

LVIP Invesco Select Equity Managed Volatility Fund

Security Type/Sector Allocation (unaudited)

As of December 31, 2017

Security Type/Sector	Percentage of Net Assets

Affiliated Investment	66.53%

Investment Company	66.53%
Equity Fund	66.53%
Unaffiliated Investments	33.54%

Investment Companies	33.54%
Equity Fund	28.69%

Money Market Fund	4.85%

Total Value of Securities	100.07%

Liabilities Net of Receivables and Other Assets	(0.07%)

Total Net Assets	100.00%

LVIP Invesco Select Equity Managed Volatility Fund–4

LVIP Invesco Select Equity Managed Volatility Fund

Schedule of Investments

December 31, 2017

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT–66.53%
INVESTMENT COMPANY–66.53%
Equity Fund–66.53%
*Invesco V.I. Equally-Weighted S&P 500 Fund	4,947,477	$98,355,843

Total Affiliated Investment (Cost $81,616,308)		98,355,843

UNAFFILIATED INVESTMENTS–33.54%
INVESTMENT COMPANIES–33.54%
Equity Fund–28.69%
*Invesco V.I. Comstock Fund	2,057,031	42,415,971

		42,415,971

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Money Market Fund–4.85%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 1.15%)	7,160,369	$7,160,369

		7,160,369

Total Unaffiliated Investments (Cost $42,249,835)		49,576,340

TOTAL VALUE OF SECURITIES–100.07% (Cost $123,866,143)	147,932,183
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.07%)	(103,207)

NET ASSETS APPLICABLE TO 13,006,955 SHARES OUTSTANDING–100.00%	$147,828,976

* Series I Shares.

The following futures contracts were outstanding at December 31, 2017:1

Futures Contracts

Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation	Value/ Unrealized Depreciation

Equity Contracts:
33	E-mini S&P 500 Index	$4,415,400	$4,359,622	3/19/18	$55,778	$—
10	E-mini S&P MidCap 400 Index	1,902,400	1,887,387	3/19/18	15,013	—
2	Euro STOXX 50 Index	83,821	85,844	3/19/18	—	(2,023)

Total Futures Contracts					$70,791	$(2,023)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

S&P–Standard & Poor’s

See accompanying notes, which are an integral part of the financial statements.

LVIP Invesco Select Equity Managed Volatility Fund–5

LVIP Invesco Select Equity Managed Volatility Fund

Statement of Assets and Liabilities

December 31, 2017

ASSETS:
Affiliated investment, at value	$98,355,843
Unaffiliated investments, at value	49,576,340
Cash collateral held at broker for futures contracts	214,413
Receivable for investments sold	43,591
Expenses reimbursement from Lincoln Investment Advisors Corporation	10,758
Dividends receivable from investments	5,521
Foreign currencies, at value	360

TOTAL ASSETS	148,206,826

LIABILITIES:
Payable for fund shares redeemed	222,249
Due to manager and affiliates	65,041
Due to custodian	39,463
Variation margin due to broker on futures contracts	27,973
Other accrued expenses payable	23,124

TOTAL LIABILITIES	377,850

TOTAL NET ASSETS	$147,828,976

Affiliated investment, at cost	$81,616,308
Unaffiliated investments, at cost	42,249,835
Foreign currencies, at cost	358

Standard Class:
Net Assets	$97,246
Shares Outstanding	8,554
Net Asset Value Per Share	$11.368*

Service Class:
Net Assets	$147,731,730
Shares Outstanding	12,998,401
Net Asset Value Per Share	$11.365

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2017:
Shares of beneficial interest (unlimited authorization–no par)	$131,722,238
Undistributed net investment income	42,140
Accumulated net realized loss on investments	(8,070,212)
Net unrealized appreciation of investments, foreign currencies and derivatives	24,134,810

TOTAL NET ASSETS	$147,828,976

* Net Asset Value Per Share does not recalculate exactly, due to rounding.

See accompanying notes, which are an integral part of the financial statements.

LVIP Invesco Select Equity Managed Volatility Fund–6

LVIP Invesco Select Equity Managed Volatility Fund

Statement of Operations

Year Ended December 31, 2017

INVESTMENT INCOME:
Dividends from unaffiliated investments	$925,816
Dividends from affiliated investment	735,715

1,661,531

EXPENSES:
Management fees	900,996
Distribution fees-Service Class	484,825
Accounting and administration expenses	39,351
Professional fees	28,489
Shareholder servicing fees	27,366
Reports and statements to shareholders	16,682
Custodian fees	4,294
Consulting fees	4,165
Trustees’ fees and expenses	3,829
Pricing fees	88
Other	1,270

1,511,355

Less:
Management fees waived	(706,935)
Expenses reimbursed	(125,465)
Expenses paid indirectly	(69)

Total operating expenses	678,886

NET INVESTMENT INCOME	982,645

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain from:
Distributions from affiliated investment	1,779,537
Distributions from unaffiliated investments	1,678,888
Sale of affiliated investment	295,876
Sale of unaffiliated investments	117,883
Foreign currencies	1,164
Futures contracts	1,124,046

Net realized gain	4,997,394

Net change in unrealized appreciation (depreciation) of:
Affiliated investment	12,775,411
Unaffiliated investments	3,920,181
Foreign currencies	4
Futures contracts	115,373

Net change in unrealized appreciation (depreciation)	16,810,969

NET REALIZED AND UNREALIZED GAIN	21,808,363

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$22,791,008

See accompanying notes, which are an integral part of the financial statements.

LVIP Invesco Select Equity Managed Volatility Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/17	12/31/16
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$982,645	$505,354
Net realized gain (loss)	4,997,394	(6,079,772)
Net change in unrealized appreciation (depreciation)	16,810,969	13,358,213

Net increase in net assets resulting from operations	22,791,008	7,783,795

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(1,651)	(838)
Service Class	(2,048,488)	(833,106)

	(2,050,139)	(833,944)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	653	3,300
Service Class	13,406,643	23,912,333
Reinvestment of dividends and distributions:
Standard Class	1,651	838
Service Class	2,048,488	833,106

	15,457,435	24,749,577

Cost of shares redeemed:
Standard Class	(7,136)	(7,714)
Service Class	(21,068,574)	(18,381,123)

	(21,075,710)	(18,388,837)

Increase (Decrease) in net assets derived from capital share transactions	(5,618,275)	6,360,740

NET INCREASE IN NET ASSETS	15,122,594	13,310,591
NET ASSETS:
Beginning of year	132,706,382	119,395,791

End of year	$147,828,976	$132,706,382

Undistributed net investment income	$42,140	$21,428

See accompanying notes, which are an integral part of the financial statements.

LVIP Invesco Select Equity Managed Volatility Fund–7

LVIP Invesco Select Equity Managed Volatility Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Invesco Select Equity Managed Volatility Fund Standard Class
	12/31/17	Year Ended 12/31/16[1]	12/31/15	1/2/14[2] to 12/31/14
Net asset value, beginning of period	$9.794	$9.307	$10.376	$10.000

Income (loss) from investment operations:
Net investment income[3]	0.111	0.070	0.213	0.187
Net realized and unrealized gain (loss)	1.659	0.511	(1.104)	0.298

Total from investment operations	1.770	0.581	(0.891)	0.485

Less dividends and distributions from:
Net investment income	(0.196)	(0.094)	(0.178)	(0.109)

Total dividends and distributions	(0.196)	(0.094)	(0.178)	(0.109)

Net asset value, end of period	$11.368	$9.794	$9.307	$10.376

Total return[4]	18.08%	6.24%	(8.59% )	4.85%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$97	$88	$87	$90
Ratio of expenses to average net assets[5]	0.14%	0.10%	0.00%	0.00%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.74%	0.75%	0.76%	0.84%
Ratio of net investment income to average net assets	1.06%	0.75%	2.12%	1.84%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.46%	0.10%	1.36%	1.00%
Portfolio turnover	12%	84%	10%	10%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.

[2]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[3]	The average shares outstanding method has been applied for per share information.

[4]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Invesco Select Equity Managed Volatility Fund–8

LVIP Invesco Select Equity Managed Volatility Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Invesco Select Equity Managed Volatility Fund Service Class
	12/31/17	Year Ended 12/31/16[1]	12/31/15	1/2/14[2] to 12/31/14
Net asset value, beginning of period	$9.794	$9.310	$10.377	$10.000

Income (loss) from investment operations:
Net investment income[3]	0.074	0.037	0.177	0.155
Net realized and unrealized gain (loss)	1.656	0.509	(1.101)	0.294

Total from investment operations	1.730	0.546	(0.924)	0.449

Less dividends and distributions from:
Net investment income	(0.159)	(0.062)	(0.143)	(0.072)

Total dividends and distributions	(0.159)	(0.062)	(0.143)	(0.072)

Net asset value, end of period	$11.365	$9.794	$9.310	$10.377

Total return[4]	17.66%	5.86%	(8.91% )	4.49%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$147,732	$132,618	$119,309	$75,250
Ratio of expenses to average net assets[5]	0.49%	0.45%	0.35%	0.35%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	1.09%	1.10%	1.11%	1.19%
Ratio of net investment income to average net assets	0.71%	0.40%	1.77%	1.49%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	0.11%	(0.25% )	1.01%	0.65%
Portfolio turnover	12%	84%	10%	10%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.

[2]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[3]	The average shares outstanding method has been applied for per share information.

[4]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Invesco Select Equity Managed Volatility Fund–9

LVIP Invesco Select Equity Managed Volatility Fund

Notes to Financial Statements

December 31, 2017

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 92 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Invesco Select Equity Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund operates under a fund of funds structure and invests substantially all its assets in other open-end investment companies, primarily the Invesco V.I. Comstock Fund and the Invesco V.I. Equally-Weighted S&P 500 Fund (collectively, the “Underlying Funds”). The Fund is advised by Lincoln Investment Advisors Corporation (“LIAC”) and the Underlying Funds are advised by an unaffiliated adviser. The Invesco V.I. Comstock Fund, invests at least 80% of its assets in common stocks and in derivatives and other instruments that have economic characteristics of such securities. The Invesco V.I. Comstock Fund generally holds up to 10% of its net assets in high-quality short-term debt securities and in investment grade corporate debt securities to provide liquidity. The Invesco V.I. Equally-Weighted S&P 500 Fund invests in a diversified portfolio of common stocks represented in the Standard & Poor’s 500 Composite Stock Price Index. The Invesco V.I. Equally-Weighted S&P 500 Fund invests in each common stock included in the S&P 500® Index in approximately equal proportions. In addition to investment company investments, the Fund may invest in individual securities, such as money market investments, and employs an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility. Financial statements for the Underlying Funds can be found at www.sec.gov.

The Fund’s investment objective is to seek capital appreciation.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–The Fund values Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information. Investments in government money market funds have a stable NAV. Futures contracts are valued at the daily quoted settlement prices.

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended December 31, 2017 and for all open tax years (years ended December 31, 2014–December 31, 2016), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2017, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

LVIP Invesco Select Equity Managed Volatility Fund–10

LVIP Invesco Select Equity Managed Volatility Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this arrangement is included in “Custodian fees” on the Statements of Operations with the corresponding expense offset shown as “Expenses paid indirectly.”

2. Management Fees and Other Transactions with Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.65% of average daily net assets of the Fund. The fee is calculated daily and paid monthly. This fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds. LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.51% of average daily net assets of the Fund. This agreement will continue at least through April 30, 2018, and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees (the “Board”) and LIAC.

LIAC has contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.14% of average daily net assets for the Standard Class and 0.49% for the Service Class. This agreement will continue at least through April 30, 2018, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

SSGA Funds Management, Inc. (the “Sub-Adviser”) is responsible for managing the Fund’s volatility management overlay. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2017, costs for these administrative and legal services were as follows:

Administrative	$7,877
Legal	1,374

Lincoln Life also provides certain contract holder and additional corporate services to the Fund. Effective May 1, 2017, the Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund’s average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $10,069 for the year ended December 31, 2017.

The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.

In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.

LVIP Invesco Select Equity Managed Volatility Fund–11

LVIP Invesco Select Equity Managed Volatility Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions with Affiliates (continued)

At December 31, 2017, the Fund had receivables due from or liabilities payable to affiliates as follows:

Expense reimbursement receivable from LIAC	$10,758
Management fees payable to LIAC	17,553
Distribution fees payable to LFD	43,852
Shareholder servicing fees payable to Lincoln Life	3,636

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers’ outstanding securities (non-LVIP Funds). Affiliated investments of the Fund and the corresponding investment activity for the year ended December 31, 2017, were as follows:

	Value 12/31/16	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/17	Dividends	Capital Gain Distributions
Invesco V.I. Equally-Weighted S&P 500 Fund .	$86,226,377	$9,672,891	$10,614,712	$295,876	$12,775,411	$98,355,843	$735,715	$1,779,537

3. Investments

For the year ended December 31, 2017, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$15,987,328
Sales	15,768,644

At December 31, 2017, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:

Cost of investments and derivatives	$124,588,866

Aggregate unrealized appreciation of investments and derivatives	$23,412,085
Aggregate unrealized depreciation of investments and derivatives	—

Net unrealized appreciation of investments and derivatives	$23,412,085

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

LVIP Invesco Select Equity Managed Volatility Fund–12

LVIP Invesco Select Equity Managed Volatility Fund

Notes to Financial Statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2017:

Level 1

Investments:
Assets:
Affiliated Investment Company	$98,355,843
Unaffiliated Investment Companies	49,576,340

Total Investments	$147,932,183

Derivatives:
Assets:
Futures Contracts	$70,791

Liabilities:
Futures Contracts	$(2,023)

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2017, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2017 and 2016 was as follow:

	Year Ended
	12/31/17	12/31/16
Ordinary income	$2,050,139	$833,944

5. Components of Net Assets on a Tax Basis

As of December 31, 2017, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$131,722,238
Undistributed ordinary income	42,140
Capital loss carryforwards	(7,347,487)
Net unrealized appreciation	23,412,085

Net assets	$147,828,976

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales and mark-to-market of futures contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions and distributions received from the Underlying Funds. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2017, the Fund recorded the following reclassifications:

Distribution in excess of	Accumulated Net
Net Investment Income	Realized Loss
$1,088,206	$(1,088,206)

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss. As of December 31, 2017, the Fund had the following capital loss carryforwards for federal income tax purposes:

Post Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$3,849,073	$3,498,414	$7,347,487

LVIP Invesco Select Equity Managed Volatility Fund–13

LVIP Invesco Select Equity Managed Volatility Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

In 2017, the Fund utilized $4,017,516 capital loss carryforwards.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/17	12/31/16
Shares sold:
Standard Class	64	359
Service Class	1,283,408	2,613,380
Shares reinvested:
Standard Class	145	85
Service Class	179,468	84,876

	1,463,085	2,698,700

Shares redeemed:
Standard Class	(647)	(797)
Service Class	(2,004,921)	(1,973,345)

	(2,005,568)	(1,974,142)

Net increase (decrease)	(542,483)	724,558

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund’s investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

During the year ended December 31, 2017, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions and as a cash management tool.

Fair values of derivative instruments as of December 31, 2017 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)*	Variation margin due to broker on futures contracts	$70,791	Variation margin due to broker on futures contracts	$(2,023)

*Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2017. Only current day variation margin is reported on the “Statement of Assets and Liabilities.”

LVIP Invesco Select Equity Managed Volatility Fund–14

LVIP Invesco Select Equity Managed Volatility Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2017 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$1,124,046	$115,373

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2017.

	Long Derivative	Short Derivative
	Volume	Volume
Futures contracts (average notional value)	$7,565,119	$—

8. Market Risk

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Recent Regulatory Reporting Updates

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amended Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. As of August 1, 2017, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.

11. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Invesco Select Equity Managed Volatility Fund–15

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of LVIP Invesco Select Equity Managed Volatility Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of LVIP Invesco Select Equity Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the period from January 2, 2014 (commencement of operations) through December 31, 2014, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended and the period from January 2, 2014 (commencement of operations) through December 31, 2014, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.

Philadelphia, Pennsylvania

February 22, 2018

LVIP Invesco Select Equity Managed Volatility Fund–16

LVIP Invesco Select Equity Managed Volatility Fund

Other Fund Information (unaudited)

Tax Information

For the year ended December 31, 2017, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Fund’s total distributions.

Approval of Investment Management Agreement

On August 22-23 and September 11-12, 2017, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with State Street Global Advisors (“SSGA”) (collectively, with the investment management agreement, the “Advisory Agreements” and each individually an “Advisory Agreement”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data, and SSGA prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and SSGA provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and SSGA provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed. The Board determined that, given the totality of the information provided with respect to the Advisory Agreements, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding the structure of portfolio manager compensation, brokerage practices, risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement.

The Board considered that the Funds are managed with an actively-managed risk-management overlay using up to 20% of a Fund’s net assets (the “Risk-Management Sleeve”) and that at least 80% of each Fund’s net assets are invested in an underlying fund or funds (the “Equity Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and reduce the impact on the Funds’ portfolio of significant market downturns during periods of high volatility. The Board considered that the Funds’ investments in exchange-traded futures and their resulting costs limit the upside participation of the Funds in strong, increasing markets relative to unhedged funds. The Board also considered that SSGA had been appointed sub-adviser to the Risk-Management Sleeve of the Funds effective May 1, 2016. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information (including total return and standard deviation) provided by Morningstar for the standard class of each Fund compared to the return of a benchmark index for the one, three and five year periods, as applicable, ended March 31, 2017. The Board noted LIAC’s view that the performance peer group of mutual funds provided by Morningstar provided little comparative value as the performance peer group did not generally include an actively managed volatility management overlay. The Board also considered an in-person presentation by representatives of Oliver Wyman, an independent management consulting firm, that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of risk control funds from 11 variable annuity sponsors.

LVIP Invesco Select Equity Managed Volatility Fund––17

LVIP Invesco Select Equity Managed Volatility Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

The Board considered that LIAC had delegated day-to-day portfolio management of the Risk-Management Sleeve to SSGA and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model. The Board also considered an in-person presentation by representatives of SSGA regarding the performance of the Managed Volatility Funds sub-advised by SSGA as well as presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve. The Board also considered that in February, 2016, the managed volatility model was adjusted with the intention that the risk overlay would reduce the negative contribution to returns in certain markets while maintaining market downturn protection. The Board noted LIAC’s view that it expects the negative impact of the volatility management overlay to dampen over a full market cycle. The Board concluded that LIAC had appropriately reviewed and monitored SSGA’s performance.

The Board reviewed the Fund’s total return and standard deviation compared to the total return and standard deviation of the S&P 500 Daily Risk Control 10% Total Return USD Index. The Board noted the Fund’s total return was below the return of the benchmark index for the one and three year periods. The Board considered that the Fund had been restructured in 2016 to add an additional underlying fund for increased diversification. The Board concluded that the services provided by LIAC were satisfactory.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar expense peer group and category median. The Board also considered that LIAC had implemented an advisory fee waiver through April 30, 2018. The Board noted that the investment management fee for the Fund, without giving effect to the advisory fee waiver, was the same as the median management fee of the Morningstar expense peer group and was lower than the median management fee of the Morningstar expense peer group giving effect to the advisory fee waiver. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an expense limitation through April 30, 2018 and an advisory fee waiver and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA on behalf of the each of the Funds, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board reviewed the services provided by SSGA, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of SSGA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.

Performance. The Board considered that SSGA’s responsibility was to implement trading based on the managed volatility model and that traditional measures of performance would not be relevant in assessing SSGA’s implementation of the model. The Board also considered that in February, 2016, the managed volatility model was adjusted with the intention that the risk overlay would reduce the negative contribution to returns in certain markets while maintaining market downturn protection. The Board noted LIAC’s view that it expects the negative impact of the volatility management overlay to dampen over a full market cycle. The Board also considered various in-person presentations related to the performance of the Risk-Management Sleeve by representatives of SSGA and Oliver Wyman. The Board concluded that the services provided by SSGA were satisfactory.

Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule, noted that SSGA stated that it did not provide similar managed volatility subadvisory services to other investment companies. The Board considered that LIAC compensates SSGA from its fees and that the subadvisory fee schedule was negotiated between LIAC and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.

LVIP Invesco Select Equity Managed Volatility Fund–18

LVIP Invesco Select Equity Managed Volatility Fund

Other Fund Information (unaudited) (continued)

Approval of Subadvisory Agreement (continued)

Profitability and Fallout Benefits. The Board noted that the subadvisory fee schedule was negotiated between LIAC and SSGA, an unaffiliated third party, and that LIAC compensates SSGA from its fees. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Fund in the marketplace and its ability to leverage resources.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.

LVIP Invesco Select Equity Managed Volatility Fund––19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.

The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.

The term Fund Complex includes the 92 series of Lincoln Variable Insurance Products Trust.

Interested Trustee

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	Formerly: Lincoln Advisors Trust

* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of both the Advisor and The Lincoln National Life Insurance Company, the parent company of the Trust’s Adviser.

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	92	Formerly: Lincoln Advisors Trust

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	Formerly: Lincoln Advisors Trust

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	Formerly: Lincoln Advisors Trust

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Formerly: Lincoln Advisors Trust

LVIP Invesco Select Equity Managed Volatility Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Charles I. Plosser*** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Public Governor for the Financial Industry Regulatory Authority (FINRA); Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	92	Rochester Gas and Electric Corporation

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Associated Grocers of New England (Director Emeritus); Formerly: Lincoln Trust Advisors

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	Formerly: Lincoln Advisors Trust

Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	92	St. Vincent Health; Formerly: Lincoln Advisors Trust

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	92	Formerly: Lincoln Advisors Trust

Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012	92	Trustee of FundVantage Trust

** Steve A. Cobb, is the son-in-law of Kenneth G. Stella.

*** Charles I. Plosser was appointed Trustee effective January 1, 2018.

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.

Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.

LVIP Invesco Select Equity Managed Volatility Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.

Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Vice President, Secretary, and Chief Legal Officer	Since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President and Chief Compliance Officer, Lincoln National Corporation; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Deputy General Counsel, Janney Montgomery Scott LLC.

Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.

Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.

John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

LVIP Invesco Select Equity Managed Volatility Fund–22

LVIP JPMorgan High Yield Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2017

LVIP JPMorgan High Yield Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP JPMorgan High Yield Fund

2017 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation

Subadvised by: J.P. Morgan Investment Management Inc.

The Fund returned 6.47% (Standard Class shares with distributions reinvested) for the year ended December 31, 2017, while its benchmark, the Bloomberg Barclays U.S. High - Yield 2% Issuer Capped Bond Index ®* returned 7.50%.

2017 finished as a second straight year of above-coupon returns for high yield, as the global reach for yield continued amid a benign default environment and growth macro picture. High-yield market participants continue to see little chance of a pending U.S. recession or extreme commodity price pressures and have compressed spreads to their post financial crisis tights. Fundamentals have been good in the market-year over year revenues and EBITDA (earnings before interest, taxes, depreciation and amortization) are up 5.7% and 8.0%, respectively, while leverage and interest coverage have been steady. These positive fundamentals, combined with an economy that has further upward potential, inform our positive view of high yield.

The Fund outperformed the index in the: 1) finance, 2) consumer cyclical, and 3) utility sectors. Conversely, the Fund trailed the index in the: 1) energy, 2) consumer non-cyclical, and 3) technology sectors. The Fund’s allocation to loans was a drag on performance for the year, given the risk-on environment in the leveraged credit market.

Derivatives were not used in increasing performance or mitigating risk.

Following a remarkable extended run in high yield, spreads are tight for this cycle but still have significant cushion over tight yield spreads in historical cycles. Investors have reaped the rewards of the rally in high yield on the back of commodity prices finding their footing, sharply falling default rates, and a stable growth macro picture. Given current valuations and some anecdotal instances of late credit cycle behavior, we are increasingly cautious in our security selection, especially among lower-rated issuers. We remain positive on high yield as a good carry trade given the strong macroeconomy and good fundamental performance among high-yield borrowers. We have a heightened awareness towards incremental late-stage behavior-indiscriminate risk, extremely stretched valuations, dicey merger-and-acquisition activity, etc.- but remain positive in the medium term on high-yield’s ability to provide diversification and yield to a range of diversified portfolios.

Portfolio Managers:

J.P. Morgan Investment Management, Inc.: William J. Morgan

                                                                         James P. Shanahan Jr.

All data as of December 31, 2017, unless otherwise indicated. Past performance is not a guarantee of comparable future results. Total return assumes the reinvestment of income. Performance results are gross of investment management fees. The deduction of an advisory fee reduces an investor’s return.

Actual account performance will vary depending on individual portfolio security selection and the applicable fee schedule. Fees are described in Part II of the Advisor’s ADV which is available upon request.

Illustration showing impact of investment management fees: An investment of USD $1,000,000 under the management of JPMAM achieves a 10%

compounded gross annual return for 10 years. If a management fee of 0.75% of average assets under management were charged per year for the 10–year period, the annual return would be 9.25% and the value of assets would be USD $2,422,225 net of fees, compared with USD $2,593,742 gross of fees. Therefore, the investment management fee, and any other expenses incurred in the management of the portfolio, will reduce the client’s return.

The securities highlighted above have been selected based on their significance. They are not recommendations. A complete list of firm recommendations in the portfolio for the last year is available upon request.

The above commentary is intended solely to report on various investment views held by J.P. Morgan Asset Management. Opinions, estimates, forecasts and statements of financial market trends that are based on current market conditions constitute our judgment and are subject to change without notice. We believe the information contained in this commentary has been obtained from sources that are reliable.

This commentary is for information purposes only and is not intended as an offer or solicitation with respect to the purchase or sale of any security.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

Investment advisory provided by J.P. Morgan Investment Management Inc. The manager seeks to achieve the strategy’s stated objectives. There can be no guarantee they will be achieved.

© JPMorgan Chase & Co., January 2018.

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP JPMorgan High Yield Fund–1

LVIP JPMorgan High Yield Fund

2017 Annual Report Commentary (unaudited) (continued)

Growth of $10,000 invested 5/3/10 through 12/31/17

This chart illustrates, hypothetically, that $10,000 was invested in LVIP JPMorgan High Yield Fund shares on 5/3/10 (commencement of operations). As the chart shows, by 12/31/17, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $16,068 for the Standard Class shares and $15,765 for the Service Class shares. For comparison, look at how the Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index did over the same period. The same $10,000 investment would have increased to $17,290. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/17

Standard Class Shares
One Year	+ 6.47%
Five Years	+ 4.95%
Inception (5/3/10)	+ 6.38%

Service Class Shares
One Year	+ 6.22%
Five Years	+ 4.69%
Inception (5/3/10)	+ 6.11%

*

Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index is an unmanaged, market value-weighted index that tracks the performance of non-investment grade, fixed rate, publicly placed, dollar-denominated, and non-convertible debt registered with the SEC. The index limits the maximum exposure to any one issuer to 2%. It is not possible to invest directly in an unmanaged index.

LVIP JPMorgan High Yield Fund–2

LVIP JPMorgan High Yield Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2017 to December 31, 2017

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Annualized Expense Ratio	Expenses Paid During Period 7/1/17 to 12/31/17*
Actual
Standard Class Shares	$1,000.00	$1,024.50	0.66%	$3.37
Service Class Shares	1,000.00	1,023.30	0.91%	4.64
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.88	0.66%	$3.36
Service Class Shares	1,000.00	1,020.62	0.91%	4.63

*“	Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP JPMorgan High Yield Fund–3

LVIP JPMorgan High Yield Fund

Security Type/Sector Allocation and Credit Quality Breakdown (unaudited)

As of December 31, 2017

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Convertible Bonds	0.03%
Corporate Bonds	90.47%

Advertising	0.23%
Aerospace & Defense	0.91%
Airlines	0.27%
Apparel	0.00%
Auto Manufacturers	0.74%
Auto Parts & Equipment	1.31%
Banks	2.04%
Beverages	0.10%
Biotechnology	0.17%
Building Materials	2.50%
Chemicals	2.55%
Coal	0.06%
Commercial Services	4.92%
Computers	1.56%
Construction & Engineering	0.87%
Containers & Packaging	1.70%
Cosmetics & Personal Care	0.04%
Distribution & Wholesale	0.48%
Diversified Financial Services	3.35%
Electric	2.70%
Electrical Components & Equipment	0.11%
Electronics	0.04%
Energy Alternate Sources	0.34%
Entertainment	2.17%
Environmental Control	0.06%
Food	3.45%
Gas	0.23%
Health Care Products	0.46%
Health Care Services	5.73%
Home Builders	1.02%
Home Furnishings	0.09%
Household Products & Wares	0.52%
Housewares	0.13%
Insurance	0.51%
Internet	0.86%
Iron & Steel	1.11%
Leisure Time	0.08%
Lodging	1.35%
Machinery Construction & Mining	0.72%
Machinery Diversified	0.15%
Manufacturing	1.25%
Media	9.27%

Security Type/Sector	Percentage of Net Assets
Metal Fabricate & Hardware	0.44%
Mining	1.90%
Office & Business Equipment	0.13%
Oil & Gas	7.81%
Oil & Gas Services	0.98%
Paper & Forest Products	0.18%
Pharmaceuticals	2.05%
Pipelines	2.98%
Private Equity	0.48%
Real Estate Investment Trusts	1.35%
Retail	3.16%
Semiconductors	0.83%
Software	3.09%
Telecommunications	8.24%
Transportation	0.18%
Trucking & Leasing	0.52%
Loan Agreements	3.84%
Common Stock	0.63%
Preferred Stock	0.98%
Right	0.02%
Warrants	0.00%
Money Market Fund	2.70%
Total Value of Securities	98.67%
Receivables and Other Assets Net of Liabilities	1.33%
Total Net Assets	100.00%

Credit Quality Breakdown (as a % of fixed income investments)*
A	0.11%
BBB	6.54%
BB	48.09%
B	35.83%
CCC	5.75%
Not-Rated	3.68%
Total	100.00%

*For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s Rating Services (“S&P”) or Moody’s Investor Service, Inc. (“Moody’s”) or Fitch Inc. (“Fitch”). “Not-Rated” is used to classify securities for which a rating is not available and does not necessarily indicate low credit quality. Credit quality ratings are subject to change.

LVIP JPMorgan High Yield Fund–4

LVIP JPMorgan High Yield Fund

Statement of Net Assets

December 31, 2017

	Principal Amount°	Value (U.S. $)

CONVERTIBLE BONDS–0.03%
Liberty Interactive 3.75% exercise price $946.48, maturity date 2/15/30	138,000	$ 95,910
Liberty Interactive 4.00% exercise price $926.07, maturity date 11/15/29	192,000	134,400

Total Convertible Bonds (Cost $211,935)		230,310

CORPORATE BONDS–90.47%

Advertising–0.23%
Lamar Media
5.00% 5/1/23	66,000	68,310
5.375% 1/15/24	50,000	52,500
5.75% 2/1/26	280,000	299,950
Outfront Media Capital
5.25% 2/15/22	336,000	345,660
5.625% 2/15/24	500,000	530,625
5.875% 3/15/25	500,000	530,625

		1,827,670

Aerospace & Defense–0.91%
Arconic
5.125% 10/1/24	1,025,000	1,097,219
5.87% 2/23/22	1,574,000	1,711,725
TransDigm
5.50% 10/15/20	500,000	506,875
6.00% 7/15/22	1,956,000	2,000,010
6.375% 6/15/26	632,000	639,900
6.50% 7/15/24	175,000	179,813
6.50% 5/15/25	1,082,000	1,109,050

		7,244,592

Airlines–0.27%
United Continental Holdings
4.25% 10/1/22	783,000	788,873
5.00% 2/1/24	1,296,000	1,320,300

		2,109,173

Apparel–0.00%
Levi Strauss & Co. 5.00% 5/1/25	25,000	26,187

		26,187

Auto Manufacturers–0.74%
Fiat Chrysler Automobiles 5.25% 4/15/23	1,153,000	1,209,958
Jaguar Land Rover Automotive 4.50% 10/1/27	998,000	988,020
JB Poindexter 9.00% 4/1/22	489,000	508,560
=‡Motors Liquidation 8.80%	425,000	0
Navistar International 6.625% 11/1/25	1,121,000	1,172,431
Tesla 5.30% 8/15/25	1,639,000	1,571,391
Wabash National 5.50% 10/1/25	390,000	393,900

		5,844,260

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Auto Parts & Equipment–1.31%
Allison Transmission 4.75% 10/1/27	966,000	$ 974,453
American Axle & Manufacturing
6.25% 4/1/25	2,190,000	2,310,450
6.50% 4/1/27	2,199,000	2,333,689
6.625% 10/15/22	76,000	78,945
Goodyear Tire & Rubber
4.875% 3/15/27	2,331,000	2,392,189
5.00% 5/31/26	1,060,000	1,096,941
5.125% 11/15/23	885,000	925,613
Tenneco 5.375% 12/15/24	296,000	311,540

		10,423,820

Banks–2.04%
µBarclays 8.25% 12/29/49	620,000	651,233
Barclays Bank 7.625% 11/21/22	500,000	567,187
CIT Group 5.00% 8/15/22	2,050,000	2,178,125
Citigroup
µ5.95% 7/29/49	900,000	958,500
µ6.25% 12/29/49	660,000	728,805
µCredit Agricole 8.125% 12/29/49	1,399,000	1,681,397
Royal Bank of Scotland Group
5.125% 5/28/24	1,250,000	1,327,648
6.10% 6/10/23	2,274,000	2,506,960
6.125% 12/15/22	2,370,000	2,600,504
µ7.50% 12/29/49	1,303,000	1,381,180
µ8.625% 12/29/49	335,000	378,131
µSociete Generale 7.375% 12/29/49	1,095,000	1,189,499

		16,149,169

Beverages–0.10%
Cott Holdings 5.50% 4/1/25	774,000	797,220

		797,220

Biotechnology–0.17%
Concordia International
‡7.00% 4/15/23	1,966,000	186,770
9.00% 4/1/22	1,337,000	1,149,820

		1,336,590

Building Materials–2.50%
Airxcel 8.50% 2/15/22	480,000	510,000
Cemex
5.70% 1/11/25	2,500,000	2,643,750
6.125% 5/5/25	2,536,000	2,712,252
7.75% 4/16/26	3,375,000	3,830,625
CEMEX Finance 6.00% 4/1/24	200,000	211,000
Hardwoods Acquisition 7.50% 8/1/21	1,259,000	1,164,575
James Hardie International Finance
4.75% 1/15/25	200,000	202,500
5.00% 1/15/28	545,000	551,813
Jeld-Wen
4.625% 12/15/25	278,000	280,780
4.875% 12/15/27	279,000	282,487

LVIP JPMorgan High Yield Fund–5

LVIP JPMorgan High Yield Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Building Materials (continued)
NCI Building Systems 8.25% 1/15/23	730,000	$ 774,713
NWH Escrow 7.50% 8/1/21	535,000	494,875
Standard Industries
4.75% 1/15/28	1,195,000	1,203,735
6.00% 10/15/25	1,062,000	1,138,995
Summit Materials
5.125% 6/1/25	313,000	320,043
6.125% 7/15/23	2,280,000	2,382,600
US Concrete 6.375% 6/1/24	1,065,000	1,147,537

		19,852,280

Chemicals–2.55%
Axalta Coating Systems 4.875% 8/15/24	595,000	626,237
Blue Cube Spinco
9.75% 10/15/23	392,000	464,520
10.00% 10/15/25	817,000	984,485
CF Industries
4.50% 12/1/26	314,000	327,918
5.15% 3/15/34	1,531,000	1,567,361
Chemours
5.375% 5/15/27	215,000	223,063
7.00% 5/15/25	740,000	806,600
Cornerstone Chemical 6.75% 8/15/24	437,000	437,000
CVR Partners 9.25% 6/15/23	3,211,000	3,467,880
GCP Applied Technologies 9.50% 2/1/23	294,000	327,075
Hexion 6.625% 4/15/20	2,430,000	2,193,075
=‡Momentive Performance Materials 8.875% 10/15/20	600,000	0
NOVA Chemicals
4.875% 6/1/24	660,000	660,000
5.00% 5/1/25	518,000	518,000
5.25% 8/1/23	880,000	908,600
5.25% 6/1/27	330,000	330,000
Olin 5.125% 9/15/27	900,000	949,500
PolyOne 5.25% 3/15/23	1,704,000	1,801,980
PQ 5.75% 12/15/25	235,000	239,700
Trinseo Materials Operating SCA 5.375% 9/1/25	494,000	512,525
Tronox Finance 5.75% 10/1/25	433,000	445,990
Valvoline 4.375% 8/15/25	1,530,000	1,547,213
Versum Materials 5.50% 9/30/24	820,000	879,450

		20,218,172

Coal–0.06%
Peabody Energy 6.00% 3/31/22	449,000	467,521

		467,521

Commercial Services–4.92%
ACE Cash Express
11.00% 2/1/19	2,182,000	2,185,273
12.00% 12/15/22	1,003,000	1,040,613
ADT 4.125% 6/15/23	3,428,000	3,436,570
Ahern Rentals 7.375% 5/15/23	1,685,000	1,592,325

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Commercial Services (continued)
AMN Healthcare 5.125% 10/1/24	763,000	$ 787,797
Ashtead Capital
4.125% 8/15/25	453,000	458,096
4.375% 8/15/27	262,000	266,585
5.625% 10/1/24	1,195,000	1,272,675
Avis Budget Car Rental 5.25% 3/15/25	395,000	392,531
Booz Allen Hamilton 5.125% 5/1/25	380,000	381,900
Brink’s 4.625% 10/15/27	791,000	777,157
FTI Consulting 6.00% 11/15/22	350,000	362,005
Gartner 5.125% 4/1/25	805,000	843,237
GW Honos Security 8.75% 5/15/25	4,775,000	5,145,063
IHS Markit 4.00% 3/1/26	875,000	878,281
Live Nation Entertainment 4.875% 11/1/24	1,230,000	1,263,825
Nielsen Co. Luxembourg 5.00% 2/1/25	825,000	858,000
Nielsen Finance 5.00% 4/15/22	1,520,000	1,567,500
Prime Security Services Borrower 9.25% 5/15/23	3,561,000	3,961,613
Quad/Graphics 7.00% 5/1/22	490,000	509,600
Service Corp International
5.375% 5/15/24	700,000	740,250
8.00% 11/15/21	500,000	586,250
Sotheby’s 4.875% 12/15/25	1,195,000	1,181,556
Team Health Holdings 6.375% 2/1/25	1,776,000	1,593,960
United Rentals North America
4.625% 10/15/25	578,000	583,780
4.875% 1/15/28	3,652,000	3,679,390
5.50% 5/15/27	495,000	522,225
5.75% 11/15/24	1,830,000	1,932,937
5.875% 9/15/26	235,000	252,331

		39,053,325

Computers–1.56%
Dell International
3.48% 6/1/19	10,000	10,129
5.45% 6/15/23	1,520,000	1,644,463
5.875% 6/15/21	565,000	587,600
6.02% 6/15/26	745,000	822,794
7.125% 6/15/24	2,225,000	2,436,913
Diebold Nixdorf 8.50% 4/15/24	1,375,000	1,466,094
EMC 2.65% 6/1/20	848,000	837,740
Exela Intermediate 10.00% 7/15/23	1,685,000	1,647,087
Harland Clarke Holdings
6.875% 3/1/20	350,000	357,875
8.375% 8/15/22	324,000	337,268
Western Digital
7.375% 4/1/23	773,000	835,806
10.50% 4/1/24	1,216,000	1,412,080

		12,395,849

LVIP JPMorgan High Yield Fund–6

LVIP JPMorgan High Yield Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Construction & Engineering–0.87%
AECOM
5.125% 3/15/27	2,230,000	$ 2,277,165
5.875% 10/15/24	1,864,000	2,028,405
MasTec 4.875% 3/15/23	901,000	923,525
Tutor Perini 6.875% 5/1/25	1,559,000	1,679,823

		6,908,918

Containers & Packaging–1.70%
Ardagh Packaging Finance 7.25% 5/15/24	825,000	901,313
Ball
5.00% 3/15/22	135,000	144,619
5.25% 7/1/25	1,066,000	1,163,273
Berry Global
5.125% 7/15/23	1,085,000	1,132,469
5.50% 5/15/22	500,000	515,625
6.00% 10/15/22	500,000	525,625
BWAY Holding 5.50% 4/15/24	1,180,000	1,230,150
Crown Americas 4.25% 9/30/26	490,000	483,875
Flex Acquisition 6.875% 1/15/25	266,000	275,968
Graphic Packaging International 4.75% 4/15/21	357,000	374,850
Ol European Group 4.00% 3/15/23	450,000	451,733
Owens-Brockway Glass Container
5.00% 1/15/22	685,000	711,544
5.375% 1/15/25	199,000	210,691
5.875% 8/15/23	105,000	113,334
6.375% 8/15/25	460,000	514,913
Reynolds Group Issuer
5.125% 7/15/23	850,000	880,813
5.75% 10/15/20	1,342,214	1,364,025
6.875% 2/15/21	281,939	286,168
Sealed Air
4.875% 12/1/22	360,000	381,600
5.125% 12/1/24	660,000	709,500
5.25% 4/1/23	200,000	214,000
5.50% 9/15/25	500,000	546,250
6.50% 12/1/20	355,000	390,500

		13,522,838

Cosmetics & Personal Care–0.04%
Revlon Consumer Products 6.25% 8/1/24	493,000	303,195

		303,195

Distribution & Wholesale–0.48%
Global Partners
6.25% 7/15/22	697,000	719,653
7.00% 6/15/23	635,000	655,637
H&E Equipment Services 5.625% 9/1/25	860,000	900,850
HD Supply 5.75% 4/15/24	708,000	754,020

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Distribution & Wholesale (continued)
Univar USA 6.75% 7/15/23	758,000	$ 795,900

		3,826,060

Diversified Financial Services–3.35%
Aircastle 5.00% 4/1/23	1,202,000	1,269,613
Alliance Data Systems
5.375% 8/1/22	708,000	716,850
5.875% 11/1/21	800,000	822,000
Ally Financial
4.625% 5/19/22	5,524,000	5,758,770
4.625% 3/30/25	1,100,000	1,159,125
5.125% 9/30/24	780,000	845,325
5.75% 11/20/25	2,005,000	2,192,969
8.00% 11/1/31	1,170,000	1,526,850
CNG Holdings 9.375% 5/15/20	1,998,000	1,948,050
Fly Leasing 5.25% 10/15/24	290,000	290,725
Ladder Capital Finance Holdings
5.25% 3/15/22	625,000	646,094
5.25% 10/1/25	548,000	546,630
LPL Holdings 5.75% 9/15/25	1,088,000	1,109,760
Nationstar Mortgage
6.50% 7/1/21	527,000	535,893
6.50% 6/1/22	173,000	175,595
7.875% 10/1/20	565,000	577,359
Quicken Loans
5.25% 1/15/28	1,433,000	1,418,240
5.75% 5/1/25	1,455,000	1,513,215
Springleaf Finance
5.625% 3/15/23	2,215,000	2,222,642
7.75% 10/1/21	475,000	524,281
8.25% 12/15/20	666,000	734,265

		26,534,251

Electric–2.70%
AES 5.50% 4/15/25	960,000	1,012,800
Calpine
5.25% 6/1/26	1,210,000	1,190,350
5.375% 1/15/23	521,000	508,626
5.50% 2/1/24	675,000	645,469
5.75% 1/15/25	520,000	492,700
5.875% 1/15/24	1,560,000	1,591,200
Dynegy
5.875% 6/1/23	2,646,000	2,692,305
7.375% 11/1/22	500,000	528,750
7.625% 11/1/24	285,000	307,087
8.00% 1/15/25	630,000	685,125
8.125% 1/30/26	1,098,000	1,203,683
GenOn Energy
‡ 9.50% 10/15/18	960,000	768,000
‡ 9.875% 10/15/20	2,893,000	2,299,935
NextEra Energy Operating Partners 4.25% 9/15/24	233,000	237,660

LVIP JPMorgan High Yield Fund–7

LVIP JPMorgan High Yield Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Electric (continued)
NextEra Energy Operating Partners (continued)
4.50% 9/15/27	493,000	$ 491,767
NRG Energy
5.75% 1/15/28	596,000	603,450
6.25% 5/1/24	500,000	526,250
6.625% 1/15/27	1,467,000	1,558,687
NRG Yield Operating 5.00% 9/15/26	535,000	545,700
Talen Energy Supply
6.50% 6/1/25	1,087,000	880,470
9.50% 7/15/22	1,000,000	1,030,000
fTerraform Global Operating 9.75% 8/15/22	1,400,000	1,555,750
‡Texas Competitive Electric Holdings 11.50% 10/1/20	3,115,000	31,150

		21,386,914

Electrical Components & Equipment–0.11%
WESCO Distribution 5.375% 6/15/24	870,000	898,275

		898,275

Electronics–0.04%

Itron 5.00% 1/15/26	281,000	282,756

		282,756

Energy Alternate Sources–0.34%
TerraForm Power Operating
4.25% 1/31/23	843,000	837,731
5.00% 1/31/28	1,061,000	1,051,716
f6.625% 6/15/25	730,000	798,437

		2,687,884

Entertainment–2.17%
AMC Entertainment Holdings
5.75% 6/15/25	324,000	321,570
5.875% 2/15/22	486,000	495,113
5.875% 11/15/26	540,000	533,250
6.125% 5/15/27	444,000	442,890
CCM Merger 6.00% 3/15/22	272,000	279,820
Cedar Fair
5.375% 6/1/24	265,000	278,250
5.375% 4/15/27	465,000	489,413
Downstream Development Authority of the Quapaw Tribe of Oklahoma 10.50% 7/1/19	866,000	853,010
Eldorado Resorts
6.00% 4/1/25	450,000	472,500
7.00% 8/1/23	225,000	241,313
EMI Music Publishing Group North America Holdings 7.625% 6/15/24	725,000	799,313
Gateway Casinos & Entertainment 8.25% 3/1/24	475,000	509,437
GLP Capital 5.375% 11/1/23	375,000	401,719

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Entertainment (continued)
GLP Capital (continued)
5.375% 4/15/26	755,000	$ 811,625
International Game Technology
6.25% 2/15/22	800,000	866,000
6.50% 2/15/25	1,040,000	1,167,400
Regal Entertainment Group 5.75% 6/15/23	390,000	405,113
Scientific Games International
5.00% 10/15/25	329,000	330,645
7.00% 1/1/22	795,000	839,719
10.00% 12/1/22	1,575,000	1,734,469
Six Flags Entertainment
4.875% 7/31/24	1,396,000	1,420,430
5.50% 4/15/27	320,000	332,000
Speedway Motorsports 5.125% 2/1/23	480,000	498,000
WMG Acquisition
4.875% 11/1/24	185,000	191,475
5.00% 8/1/23	255,000	264,881
5.625% 4/15/22	815,000	842,506
6.75% 4/15/22	1,316,000	1,378,510

		17,200,371

Environmental Control–0.06%
Covanta Holding
5.875% 3/1/24	350,000	356,125
5.875% 7/1/25	156,000	157,170

		513,295

Food–3.45%
Albertsons
5.75% 3/15/25	1,325,000	1,201,775
6.625% 6/15/24	4,918,000	4,684,395
B&G Foods 5.25% 4/1/25	759,000	773,914
Dean Foods 6.50% 3/15/23	1,613,000	1,608,967
Dole Food 7.25% 6/15/25	1,122,000	1,218,773
JBS USA Finance
5.75% 6/15/25	1,443,000	1,396,103
5.875% 7/15/24	2,448,000	2,377,620
7.25% 6/1/21	2,287,000	2,335,599
7.25% 6/1/21	910,000	929,337
8.25% 2/1/20	411,000	413,261
Pilgrim’s Pride
5.75% 3/15/25	725,000	751,281
5.875% 9/30/27	606,000	625,695
Post Holdings
5.00% 8/15/26	799,000	788,014
5.50% 3/1/25	717,000	743,887
5.75% 3/1/27	801,000	817,020
SUPERVALU
6.75% 6/1/21	2,325,000	2,327,906
7.75% 11/15/22	4,445,000	4,389,437

		27,382,984

LVIP JPMorgan High Yield Fund–8

LVIP JPMorgan High Yield Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Gas–0.23%
AmeriGas Partners
5.50% 5/20/25	630,000	$ 639,450
5.625% 5/20/24	406,000	424,270
5.75% 5/20/27	520,000	527,800
NGL Energy Partners 5.125% 7/15/19	199,000	202,980

		1,794,500

Health Care Products–0.46%
Hologic
4.375% 10/15/25	262,000	266,585
5.25% 7/15/22	985,000	1,023,169
Mallinckrodt International Finance
3.50% 4/15/18	72,000	71,910
4.75% 4/15/23	136,000	107,440
5.50% 4/15/25	640,000	524,800
5.625% 10/15/23	311,000	265,905
Sterigenics-Nordion Holdings 6.50%
5/15/23	800,000	836,000
Teleflex
4.875% 6/1/26	148,000	153,550
5.25% 6/15/24	405,000	424,237

		3,673,596

Health Care Services–5.73%
Acadia Healthcare
5.125% 7/1/22	410,000	413,075
5.625% 2/15/23	330,000	336,600
6.50% 3/1/24	400,000	418,000
Centene
4.75% 5/15/22	486,000	506,655
4.75% 1/15/25	1,725,000	1,759,500
5.625% 2/15/21	1,040,000	1,071,200
6.125% 2/15/24	700,000	742,000
Community Health Systems
5.125% 8/1/21	1,472,000	1,332,160
6.25% 3/31/23	978,000	885,090
‡6.875% 2/1/22	1,514,000	878,120
7.125% 7/15/20	1,316,000	990,290
DaVita
5.00% 5/1/25	1,125,000	1,127,475
5.125% 7/15/24	1,174,000	1,187,941
5.75% 8/15/22	400,000	411,750
Envision Healthcare
5.125% 7/1/22	1,186,000	1,156,350
5.625% 7/15/22	1,794,000	1,820,910
Fresenius Medical Care US Finance 5.75% 2/15/21	630,000	682,098
Fresenius Medical Care US Finance II 6.50% 9/15/18	225,000	232,040
HCA
4.25% 10/15/19	630,000	644,963

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Health Care Services (continued)
HCA (continued)
4.50% 2/15/27	5,000	$ 5,038
5.00% 3/15/24	506,000	527,505
5.25% 4/15/25	705,000	747,300
5.25% 6/15/26	1,035,000	1,099,687
5.375% 2/1/25	2,276,000	2,361,350
5.50% 6/15/47	940,000	940,000
5.875% 3/15/22	1,019,000	1,092,877
5.875% 5/1/23	1,720,000	1,840,400
5.875% 2/15/26	2,125,000	2,252,500
6.50% 2/15/20	1,250,000	1,328,125
7.50% 2/15/22	1,065,000	1,200,787
HCA Healthcare 6.25% 2/15/21	470,000	499,375
MPH Acquisition Holdings 7.125% 6/1/24	2,780,000	2,967,650
~Polaris Intermediate PIK 8.50% 12/1/22	1,134,000	1,179,360
Surgery Center Holdings 6.75% 7/1/25	173,000	164,350
Tenet Healthcare
4.375% 10/1/21	495,000	496,237
4.50% 4/1/21	454,000	458,540
4.625% 7/15/24	1,370,000	1,340,887
4.75% 6/1/20	840,000	858,900
5.125% 5/1/25	2,058,000	2,014,267
5.50% 3/1/19	335,000	341,700
6.00% 10/1/20	658,000	698,171
6.75% 2/1/20	115,000	116,581
6.75% 6/15/23	1,671,000	1,627,136
7.00% 8/1/25	515,000	486,031
7.50% 1/1/22	360,000	379,350
8.125% 4/1/22	1,554,000	1,587,023
West Street Merger Sub 6.375% 9/1/25	200,000	201,500

		45,408,844

Home Builders–1.02%
CalAtlantic Group
5.25% 6/1/26	411,000	436,174
5.375% 10/1/22	140,000	150,675
5.875% 11/15/24	1,117,000	1,245,790
8.375% 1/15/21	215,000	248,594
Lennar 4.75% 11/29/27	2,130,000	2,204,124
Mattamy Group
6.50% 10/1/25	1,450,000	1,540,625
6.875% 12/15/23	302,000	320,875
New Home 7.25% 4/1/22	1,202,000	1,265,105
Toll Brothers Finance
4.875% 11/15/25	260,000	272,350
5.625% 1/15/24	375,000	412,969

		8,097,281

LVIP JPMorgan High Yield Fund–9

LVIP JPMorgan High Yield Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Home Furnishings–0.09%
Tempur Sealy International 5.625% 10/15/23	680,000	$ 710,600

		710,600

Household Products & Wares–0.52%
Central Garden & Pet 6.125% 11/15/23	310,000	329,375
Kronos Acquisition Holdings 9.00% 8/15/23	1,217,000	1,140,937
Prestige Brands 5.375% 12/15/21	825,000	842,531
Spectrum Brands
5.75% 7/15/25	1,163,000	1,229,873
6.125% 12/15/24	525,000	558,469

		4,101,185

Housewares–0.13%
American Greetings 7.875% 2/15/25	536,000	581,560
Scotts Miracle-Gro 5.25% 12/15/26	435,000	456,750

		1,038,310

Insurance–0.51%
CNO Financial Group 5.25% 5/30/25	1,299,000	1,376,940
Fidelity & Guaranty Life Holdings 6.375% 4/1/21	527,000	540,175
Liberty Mutual Group 7.80% 3/15/37	837,000	1,067,593
Radian Group
4.50% 10/1/24	64,000	65,728
7.00% 3/15/21	485,000	545,625
USIS Merger Sub 6.875% 5/1/25	410,000	415,125

		4,011,186

Internet–0.86%
Match Group
5.00% 12/15/27	141,000	143,467
6.375% 6/1/24	355,000	386,063
Netflix
4.375% 11/15/26	425,000	417,563
4.875% 4/15/28	805,000	789,906
5.50% 2/15/22	335,000	353,844
Symantec 5.00% 4/15/25	1,247,000	1,299,997
Zayo Group
5.75% 1/15/27	1,580,000	1,615,550
6.00% 4/1/23	1,146,000	1,199,346
6.375% 5/15/25	575,000	610,219

		6,815,955

Iron & Steel–1.11%
AK Steel
7.00% 3/15/27	851,000	870,147
7.50% 7/15/23	515,000	560,063
ArcelorMittal
6.00% 3/1/21	131,000	142,135
6.125% 6/1/25	1,180,000	1,364,375
6.75% 2/25/22	816,000	911,880

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Iron & Steel (continued)
ArcelorMittal (continued)
7.25% 3/1/41	191,000	$ 242,570
7.50% 10/15/39	1,283,000	1,648,655
Commercial Metals
4.875% 5/15/23	477,000	490,117
5.375% 7/15/27	315,000	322,087
Steel Dynamics
5.00% 12/15/26	425,000	450,500
5.125% 10/1/21	85,000	87,337
5.25% 4/15/23	275,000	284,625
5.50% 10/1/24	1,030,000	1,096,950
United States Steel 8.375% 7/1/21	315,000	341,933

		8,813,374

Leisure Time–0.08%
Sabre GLBL
5.25% 11/15/23	142,000	145,948
5.375% 4/15/23	474,000	490,590

		636,538

Lodging–1.35%
Boyd Gaming
6.375% 4/1/26	395,000	426,600
6.875% 5/15/23	496,000	527,620
Hilton Domestic Operating 4.25% 9/1/24	935,000	946,687
Hilton Grand Vacations Borrower 6.125% 12/1/24	357,000	391,361
Hilton Worldwide Finance
4.625% 4/1/25	562,000	578,860
4.875% 4/1/27	279,000	292,601
Jack Ohio Finance 6.75% 11/15/21	865,000	912,575
MGM Resorts International
4.625% 9/1/26	941,000	955,115
6.00% 3/15/23	1,505,000	1,629,163
7.75% 3/15/22	552,000	630,660
Seminole Hard Rock Entertainment
5.875% 5/15/21	1,755,000	1,790,100
Station Casinos 5.00% 10/1/25	597,000	601,477
Wynn Las Vegas 5.50% 3/1/25	1,000,000	1,032,500

		10,715,319

Machinery Construction & Mining–0.72%
Oshkosh 5.375% 3/1/25	250,000	266,563
Terex 5.625% 2/1/25	1,090,000	1,140,413
Vertiv Group 9.25% 10/15/24	3,996,000	4,285,710

		5,692,686

Machinery Diversified–0.15%
ATS Automation Tooling Systems 6.50% 6/15/23	792,000	831,600
RBS Global 4.875% 12/15/25	336,000	340,200

		1,171,800

LVIP JPMorgan High Yield Fund–10

LVIP JPMorgan High Yield Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Manufacturing–1.25%
Bombardier
6.00% 10/15/22	1,232,000	$ 1,216,600
6.125% 1/15/23	1,956,000	1,926,660
7.50% 12/1/24	693,000	705,127
7.50% 3/15/25	1,643,000	1,664,030
7.75% 3/15/20	112,000	120,820
8.75% 12/1/21	840,000	926,100
FXI Holdings 7.875% 11/1/24	625,000	625,187
Gates Global 6.00% 7/15/22	2,148,000	2,207,070
Koppers 6.00% 2/15/25	465,000	494,063

		9,885,657

Media–9.27%
Altice Financing
6.625% 2/15/23	686,000	720,026
7.50% 5/15/26	1,225,000	1,307,687
Altice Luxembourg
7.625% 2/15/25	800,000	769,000
7.75% 5/15/22	1,829,000	1,803,851
Altice US Finance I
5.375% 7/15/23	2,365,000	2,424,125
5.50% 5/15/26	1,484,000	1,515,535
AMC Networks
4.75% 12/15/22	15,000	15,356
4.75% 8/1/25	578,000	574,387
5.00% 4/1/24	1,985,000	2,014,775
Cablevision Systems 8.00% 4/15/20	1,838,000	1,966,660
CCO Holdings
5.00% 2/1/28	1,509,000	1,475,047
5.125% 5/1/27	1,324,000	1,307,450
5.375% 5/1/25	825,000	852,077
5.50% 5/1/26	1,140,000	1,171,350
5.75% 2/15/26	2,869,000	2,987,346
5.875% 4/1/24	4,821,000	5,037,945
Clear Channel Worldwide Holdings
6.50% 11/15/22	1,632,000	1,664,640
6.50% 11/15/22	1,593,000	1,612,913
7.625% 3/15/20	2,190,000	2,154,412
7.625% 3/15/20	45,000	44,269
CSC Holdings
5.25% 6/1/24	1,120,000	1,106,000
5.50% 4/15/27	1,168,000	1,194,280
6.75% 11/15/21	433,000	465,475
8.625% 2/15/19	493,000	521,347
10.125% 1/15/23	290,000	327,337
10.875% 10/15/25	210,000	250,425
DISH DBS
5.00% 3/15/23	1,573,000	1,492,384
5.875% 7/15/22	500,000	504,375
5.875% 11/15/24	718,000	701,845
6.75% 6/1/21	3,832,000	4,033,180
7.75% 7/1/26	1,417,000	1,494,935

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Media (continued)
EW Scripps 5.125% 5/15/25	310,000	$ 309,225
Gray Television
5.125% 10/15/24	875,000	875,000
5.875% 7/15/26	555,000	570,263
iHeartCommunications 9.00% 12/15/19	1,384,000	1,034,540
Liberty Interactive 8.25% 2/1/30	380,000	414,200
LIN Television 5.875% 11/15/22	539,000	563,255
Mediacom Broadband 6.375% 4/1/23	978,000	1,009,785
Nexstar Broadcasting
5.625% 8/1/24	385,000	398,475
6.125% 2/15/22	155,000	161,200
Quebecor Media 5.75% 1/15/23	318,000	338,670
SFR Group
6.00% 5/15/22	3,325,000	3,370,719
6.25% 5/15/24	1,106,000	1,112,913
7.375% 5/1/26	1,865,000	1,920,950
Sinclair Television Group
5.625% 8/1/24	584,000	603,710
6.125% 10/1/22	915,000	945,881
Sirius XM Radio
4.625% 5/15/23	1,100,000	1,126,125
5.00% 8/1/27	956,000	963,170
5.375% 4/15/25	1,295,000	1,351,656
TEGNA
5.50% 9/15/24	265,000	278,913
6.375% 10/15/23	1,025,000	1,077,531
Unitymedia 6.125% 1/15/25	1,645,000	1,743,700
Univision Communications
5.125% 5/15/23	2,000,000	2,000,000
5.125% 2/15/25	317,000	309,471
6.75% 9/15/22	318,000	331,117
UPC Holding 5.50% 1/15/28	390,000	378,300
UPCB Finance IV 5.375% 1/15/25	1,095,000	1,108,031
Videotron
5.125% 4/15/27	313,000	327,867
5.375% 6/15/24	1,318,000	1,425,087
Virgin Media Finance 6.375% 4/15/23	1,185,000	1,227,956
Virgin Media Secured Finance 5.25% 1/15/26	455,000	461,256
Ziggo Bond Finance 5.875% 1/15/25	520,000	513,500
Ziggo Secured Finance 5.50% 1/15/27	1,750,000	1,741,250

		73,504,150

Metal Fabricate & Hardware–0.44%
Novelis
5.875% 9/30/26	1,210,000	1,237,225
6.25% 8/15/24	1,685,000	1,769,250
TriMas 4.875% 10/15/25	501,000	503,818

		3,510,293

Mining–1.90%
Alcoa Nederland Holding 6.75% 9/30/24	797,000	872,715

LVIP JPMorgan High Yield Fund–11

LVIP JPMorgan High Yield Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Mining (continued)
Aleris International
7.875% 11/1/20	96,000	$ 95,520
9.50% 4/1/21	795,000	842,700
Constellium 6.625% 3/1/25	909,000	960,131
FMG Resources August 2006 Pty
4.75% 5/15/22	552,000	560,970
5.125% 5/15/24	758,000	770,317
Freeport-McMoRan
3.875% 3/15/23	2,555,000	2,555,000
4.00% 11/14/21	1,193,000	1,198,965
4.55% 11/14/24	390,000	398,463
5.40% 11/14/34	150,000	153,375
5.45% 3/15/43	1,155,000	1,159,331
Hecla Mining 6.875% 5/1/21	1,191,000	1,225,241
Hudbay Minerals 7.25% 1/15/23	360,000	383,400
Kaiser Aluminum 5.875% 5/15/24	388,000	413,220
Teck Resources
4.75% 1/15/22	633,000	663,890
5.40% 2/1/43	560,000	565,600
6.00% 8/15/40	625,000	698,437
6.125% 10/1/35	815,000	916,875
8.50% 6/1/24	556,000	629,670

		15,063,820

Office & Business Equipment–0.13%
CDW
5.00% 9/1/23	259,000	268,389
5.50% 12/1/24	685,000	748,363

		1,016,752

Oil & Gas–7.81%
Antero Resources
5.125% 12/1/22	1,437,000	1,472,925
5.375% 11/1/21	226,000	232,497
Baytex Energy
5.125% 6/1/21	91,000	87,133
5.625% 6/1/24	190,000	177,887
California Resources 8.00% 12/15/22	1,511,000	1,252,241
Callon Petroleum 6.125% 10/1/24	757,000	783,495
Calumet Specialty Products Partners 6.50% 4/15/21	84,000	84,000
Carrizo Oil & Gas 6.25% 4/15/23	2,042,000	2,128,785
Chesapeake Energy
4.875% 4/15/22	1,246,000	1,186,815
5.75% 3/15/23	105,000	97,650
8.00% 1/15/25	1,126,000	1,140,075
8.00% 6/15/27	920,000	885,500
CITGO Petroleum 6.25% 8/15/22	868,000	878,850
CNX Resources 5.875% 4/15/22	1,358,000	1,393,647
Continental Resources 3.80% 6/1/24	499,000	495,257

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Oil & Gas (continued)
Continental Resources (continued)
4.375% 1/15/28	407,000	$402,299
4.50% 4/15/23	679,000	694,277
4.90% 6/1/44	2,393,000	2,297,280
5.00% 9/15/22	136,000	138,550
Delek Logistics Partners 6.75% 5/15/25	1,392,000	1,412,880
Denbury Resources 9.00% 5/15/21	393,000	403,316
Diamond Offshore Drilling 7.875% 8/15/25	475,000	498,750
Ensco
4.50% 10/1/24	254,000	214,630
5.20% 3/15/25	863,000	737,865
5.75% 10/1/44	63,000	43,470
EP Energy
7.75% 9/1/22	492,000	276,750
8.00% 11/29/24	849,000	880,837
8.00% 2/15/25	437,000	321,195
9.375% 5/1/20	559,000	475,150
Gulfport Energy
6.00% 10/15/24	2,460,000	2,472,300
6.375% 5/15/25	353,000	356,089
6.375% 1/15/26	339,000	340,695
Hilcorp Energy I 5.00% 12/1/24	1,054,000	1,048,730
Jupiter Resources 8.50% 10/1/22	544,000	340,000
MEG Energy 6.375% 1/30/23	1,001,000	855,855
Nabors Industries
5.10% 9/15/23	87,000	81,780
5.50% 1/15/23	883,000	860,925
Noble Holding International
5.25% 3/15/42	144,000	92,520
6.20% 8/1/40	528,000	363,000
Oasis Petroleum 6.50% 11/1/21	604,000	618,345
Parker Drilling 6.75% 7/15/22	391,000	322,575
Parsley Energy 5.375% 1/15/25	281,000	285,215
PBF Holding
7.00% 11/15/23	653,000	682,385
7.25% 6/15/25	1,250,000	1,315,625
Precision Drilling
5.25% 11/15/24	468,000	443,430
6.50% 12/15/21	153,000	156,634
7.125% 1/15/26	462,000	472,395
QEP Resources
5.25% 5/1/23	283,000	287,771
5.375% 10/1/22	1,505,000	1,546,387
5.625% 3/1/26	378,000	384,615
6.875% 3/1/21	463,000	502,355
Range Resources
4.875% 5/15/25	849,000	823,530
5.00% 8/15/22	46,000	46,000
5.00% 3/15/23	846,000	846,000
Rowan 7.375% 6/15/25	602,000	615,545
RSP Permian 6.625% 10/1/22	191,000	200,789

LVIP JPMorgan High Yield Fund–12

LVIP JPMorgan High Yield Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Oil & Gas (continued)
Seven Generations Energy 5.375% 9/30/25	1,121,000	$ 1,135,013
Shelf Drilling Holdings 9.50% 11/2/20	2,386,311	2,442,986
SM Energy 5.00% 1/15/24	1,018,000	986,824
Southwestern Energy 6.70% 1/23/25	2,192,000	2,287,900
Stone Energy 7.50% 5/31/22	89,671	91,240
Sunoco
5.50% 8/1/20	500,000	514,687
6.25% 4/15/21	778,000	810,676
6.375% 4/1/23	750,000	792,187
Transocean
5.80% 10/15/22	311,000	307,890
6.80% 3/15/38	2,337,000	1,887,127
7.50% 1/15/26	1,143,000	1,173,347
7.50% 4/15/31	386,000	343,540
9.00% 7/15/23	2,320,000	2,517,200
9.35% 12/15/41	732,000	711,870
Ultra Resources
6.875% 4/15/22	3,588,000	3,610,425
7.125% 4/15/25	1,297,000	1,298,621
Unit 6.625% 5/15/21	1,811,000	1,833,637
Whiting Petroleum
5.00% 3/15/19	938,000	963,091
6.25% 4/1/23	65,000	66,787
6.625% 1/15/26	678,000	692,407

		61,922,951

Oil & Gas Services–0.98%
Archrock Partners 6.00% 10/1/22	575,000	577,875
CSI Compressco 7.25% 8/15/22	612,000	579,870
KCA Deutag UK Finance
7.25% 5/15/21	991,000	966,225
9.875% 4/1/22	1,232,000	1,312,080
=‡Penn Virginia Escrow 8.50% 5/1/20	927,000	1,159
‡Sea Trucks Group 9.00% 3/26/18	1,218,750	426,563
Transocean Proteus 6.25% 12/1/24	968,400	1,019,241
Trinidad Drilling 6.625% 2/15/25	501,000	478,455
Weatherford International
4.50% 4/15/22	861,000	783,510
6.50% 8/1/36	851,000	704,203
6.75% 9/15/40	235,000	193,875
7.00% 3/15/38	478,000	403,910
9.875% 2/15/24	277,000	295,697

		7,742,663

Paper & Forest Products–0.18%
Cascades
5.50% 7/15/22	113,000	116,673
5.75% 7/15/23	260,000	269,750
Clearwater Paper
4.50% 2/1/23	630,000	626,063

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Paper & Forest Products (continued)
Clearwater Paper (continued)
5.375% 2/1/25	450,000	$ 454,500

		1,466,986

Pharmaceuticals–2.05%
Catalent Pharma Solutions 4.875%
1/15/26	314,000	315,963
Endo Finance
5.375% 1/15/23	223,000	175,055
5.75% 1/15/22	827,000	692,613
5.875% 10/15/24	380,000	386,650
6.00% 7/15/23	1,600,000	1,264,000
6.00% 2/1/25	960,000	748,800
Valeant Pharmaceuticals International
5.375% 3/15/20	852,000	856,260
5.50% 11/1/25	1,433,000	1,465,243
5.875% 5/15/23	3,425,000	3,185,250
6.125% 4/15/25	1,293,000	1,187,944
6.50% 3/15/22	521,000	548,353
6.75% 8/15/21	1,236,000	1,248,360
7.00% 3/15/24	1,113,000	1,193,693
7.25% 7/15/22	1,133,000	1,149,995
7.50% 7/15/21	717,000	731,340
9.00% 12/15/25	1,025,000	1,070,817

		16,220,336

Pipelines–2.98%
Blue Racer Midstream 6.125% 11/15/22	415,000	434,713
Cheniere Corpus Christi Holdings
5.875% 3/31/25	820,000	890,213
7.00% 6/30/24	825,000	940,500
Cheniere Energy Partners 5.25%
10/1/25	504,000	514,080
Crestwood Midstream Partners
5.75% 4/1/25	580,000	601,025
6.25% 4/1/23	684,000	714,233
DCP Midstream Operating
3.875% 3/15/23	1,667,000	1,664,916
4.75% 9/30/21	248,000	257,300
4.95% 4/1/22	270,000	281,813
6.75% 9/15/37	735,000	804,825
Energy Transfer Equity
4.25% 3/15/23	574,000	571,130
5.875% 1/15/24	2,157,000	2,275,635
Genesis Energy
5.625% 6/15/24	429,000	420,420
6.00% 5/15/23	500,000	508,750
6.75% 8/1/22	355,000	370,087
Holly Energy Partners 6.00% 8/1/24	833,000	872,567
Martin Midstream Partners 7.25% 2/15/21	876,000	889,140
NGPL PipeCo 4.875% 8/15/27	558,000	581,017

LVIP JPMorgan High Yield Fund–13

LVIP JPMorgan High Yield Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Pipelines (continued)
PBF Logistics 6.875% 5/15/23	411,000	$ 425,385
SemGroup
5.625% 7/15/22	362,000	359,285
5.625% 11/15/23	497,000	487,060
7.25% 3/15/26	752,000	772,680
Summit Midstream Holdings
5.50% 8/15/22	652,000	655,260
5.75% 4/15/25	821,000	831,993
Tallgrass Energy Partners 5.50% 9/15/24	850,000	876,563
Targa Resources Partners
4.25% 11/15/23	537,000	532,973
5.00% 1/15/28	395,000	395,494
5.125% 2/1/25	1,187,000	1,219,643
5.25% 5/1/23	850,000	871,250
5.375% 2/1/27	380,000	391,400
Williams
3.70% 1/15/23	870,000	870,000
5.75% 6/24/44	695,000	745,388
7.50% 1/15/31	64,000	78,560
7.75% 6/15/31	451,000	558,113

		23,663,411

Private Equity–0.48%
Icahn Enterprises
5.875% 2/1/22	1,669,000	1,696,121
6.25% 2/1/22	370,000	379,250
6.25% 2/1/22	312,000	319,800
6.375% 12/15/25	1,110,000	1,112,886
6.75% 2/1/24	312,000	321,750

		3,829,807

Real Estate Investment Trusts–1.35%
CyrusOne
5.00% 3/15/24	671,000	697,840
5.375% 3/15/27	622,000	654,655
5.375% 3/15/27	119,000	125,247
Equinix
5.375% 1/1/22	689,000	718,283
5.375% 4/1/23	500,000	519,500
5.375% 5/15/27	535,000	573,787
5.75% 1/1/25	777,000	828,476
5.875% 1/15/26	300,000	322,875
ESH Hospitality 5.25% 5/1/25	1,540,000	1,559,250
Iron Mountain
4.875% 9/15/27	604,000	607,020
5.25% 3/15/28	706,000	706,000
5.75% 8/15/24	1,372,000	1,396,010
MGM Growth Properties Operating Partnership 5.625% 5/1/24	315,000	337,050
SBA Communications 4.00% 10/1/22	147,000	147,919

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Real Estate Investment Trusts (continued)
SBA Communications (continued)
4.875% 7/15/22	683,000	$ 703,490
4.875% 9/1/24	320,000	329,600
Uniti Group 6.00% 4/15/23	477,000	468,653

		10,695,655

Retail–3.16%
Caleres 6.25% 8/15/23	500,000	529,375
Claire’s Stores
6.125% 3/15/20	1,074,000	657,825
9.00% 3/15/19	1,517,000	997,427
Cumberland Farms 6.75% 5/1/25	284,000	301,750
Dollar Tree 5.75% 3/1/23	1,931,000	2,026,343
FirstCash 5.375% 6/1/24	248,000	259,780
Golden Nugget 6.75% 10/15/24	2,377,000	2,424,540
Group 1 Automotive 5.25% 12/15/23	1,335,000	1,385,063
JC Penney 5.875% 7/1/23	120,000	113,700
KFC Holding 4.75% 6/1/27	2,147,000	2,200,675
L Brands 6.75% 7/1/36	825,000	829,125
Neiman Marcus Group 8.00% 10/15/21	1,942,000	1,126,748
New Albertson’s
6.625% 6/1/28	569,000	452,355
7.45% 8/1/29	853,000	754,905
7.75% 6/15/26	600,000	543,000
8.00% 5/1/31	625,000	567,187
8.70% 5/1/30	106,000	99,640
New Red Finance 4.25% 5/15/24	2,173,000	2,173,000
Party City Holdings 6.125% 8/15/23	410,000	425,375
Penske Automotive Group 5.50% 5/15/26	1,062,000	1,080,266
PetSmart
5.875% 6/1/25	322,000	248,745
7.125% 3/15/23	823,000	491,743
8.875% 6/1/25	625,000	379,687
Rite Aid
6.125% 4/1/23	896,000	812,000
6.75% 6/15/21	540,000	540,000
Sally Holdings 5.50% 11/1/23	365,000	370,475
Staples 8.50% 9/15/25	3,523,000	3,267,583

		25,058,312

Semiconductors–0.83%
Advanced Micro Devices 7.00% 7/1/24	390,000	406,087
Entegris 4.625% 2/10/26	302,000	308,040
Micron Technology
5.25% 1/15/24	325,000	339,219
5.50% 2/1/25	79,000	83,049
NXP
4.125% 6/1/21	1,165,000	1,191,213
4.625% 6/15/22	1,243,000	1,303,596
Qorvo 6.75% 12/1/23	775,000	836,031

LVIP JPMorgan High Yield Fund–14

LVIP JPMorgan High Yield Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Semiconductors (continued)
Sensata Technologies
4.875% 10/15/23	435,000	$ 456,206
5.00% 10/1/25	391,000	415,437
5.625% 11/1/24	531,000	585,427
Sensata Technologies UK Financing 6.25% 2/15/26	597,000	652,223

		6,576,528

Software–3.09%
Camelot Finance 7.875% 10/15/24	1,174,000	1,256,180
CURO Financial Technologies
12.00% 3/1/22	748,000	826,540
12.00% 3/1/22	173,000	188,570
First Data
5.00% 1/15/24	2,008,000	2,073,260
5.75% 1/15/24	2,010,000	2,087,887
7.00% 12/1/23	2,172,000	2,302,320
Genesys Telecommunications Laboratories 10.00% 11/30/24	1,965,000	2,151,675
~Infor Software Parent PIK 7.125% 5/1/21	750,000	770,625
Infor US
5.75% 8/15/20	988,000	1,016,405
6.50% 5/15/22	1,871,000	1,945,840
Informatica 7.125% 7/15/23	896,000	920,640
j2 Cloud Services 6.00% 7/15/25	369,000	390,217
MSCI 5.25% 11/15/24	955,000	1,011,106
Nuance Communications
5.375% 8/15/20	483,000	490,849
5.625% 12/15/26	660,000	690,525
Open Text
5.625% 1/15/23	737,000	771,086
5.875% 6/1/26	945,000	1,020,600
Quintiles IMS
4.875% 5/15/23	580,000	600,300
5.00% 10/15/26	965,000	992,744
Rackspace Hosting 8.625% 11/15/24	915,000	979,050
Solera 10.50% 3/1/24	1,369,000	1,546,943
SS&C Technologies Holdings 5.875% 7/15/23	474,000	502,440

		24,535,802

Telecommunications–8.24%
=‡Avaya 7.00% 4/1/19	3,607,000	361
CB Escrow 8.00% 10/15/25	565,000	576,300
CenturyLink
5.80% 3/15/22	380,000	373,597
6.45% 6/15/21	365,000	370,475
6.75% 12/1/23	83,000	81,651
7.50% 4/1/24	282,000	282,000
Cincinnati Bell 7.00% 7/15/24	953,000	948,235

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Telecommunications (continued)
CommScope
5.00% 6/15/21	928,000	$ 948,880
5.50% 6/15/24	810,000	845,437
CommScope Technologies 5.00% 3/15/27	485,000	486,213
Consolidated Communications 6.50% 10/1/22	363,000	328,515
Embarq 7.995% 6/1/36	8,612,000	8,419,126
Frontier Communications
6.25% 9/15/21	364,000	259,350
9.25% 7/1/21	1,642,000	1,297,180
10.50% 9/15/22	700,000	531,125
11.00% 9/15/25	1,976,000	1,462,240
Goodman Networks 8.00% 5/11/22	371,076	259,716
GTT Communications 7.875% 12/31/24	169,000	178,717
Hughes Satellite Systems
5.25% 8/1/26	1,301,000	1,331,899
6.625% 8/1/26	564,000	592,200
Intelsat Jackson Holdings
5.50% 8/1/23	1,520,000	1,246,400
7.25% 10/15/20	1,655,000	1,563,975
7.50% 4/1/21	2,470,000	2,260,050
8.00% 2/15/24	2,011,000	2,121,605
9.75% 7/15/25	685,000	661,025
Level 3 Financing
5.125% 5/1/23	210,000	211,050
5.25% 3/15/26	1,335,000	1,313,707
5.375% 8/15/22	445,000	451,809
5.375% 1/15/24	421,000	421,526
5.375% 5/1/25	1,375,000	1,376,719
Nokia
3.375% 6/12/22	155,000	154,427
4.375% 6/12/27	155,000	153,605
5.375% 5/15/19	128,000	132,640
6.625% 5/15/39	658,000	730,380
Plantronics 5.50% 5/31/23	395,000	411,294
Qwest 7.25% 9/15/25	400,000	429,985
Qwest Capital Funding 7.75% 2/15/31	607,000	537,195
SoftBank Group 4.50% 4/15/20	1,015,000	1,039,390
Sprint
7.125% 6/15/24	3,500,000	3,570,000
7.25% 9/15/21	1,492,000	1,583,385
7.625% 2/15/25	1,479,000	1,552,950
7.875% 9/15/23	3,535,000	3,773,613
Sprint Capital
6.875% 11/15/28	313,000	315,739
8.75% 3/15/32	1,884,000	2,143,050
Sprint Communications
6.00% 11/15/22	1,190,000	1,192,975
7.00% 3/1/20	1,052,000	1,128,270
7.00% 8/15/20	1,250,000	1,328,125

LVIP JPMorgan High Yield Fund–15

LVIP JPMorgan High Yield Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Telecommunications (continued)
Sprint Communications (continued)
9.00% 11/15/18	296,000	$ 311,940
11.50% 11/15/21	90,000	109,125
Telecom Italia Capital
6.00% 9/30/34	855,000	964,013
6.375% 11/15/33	1,173,000	1,369,477
7.20% 7/18/36	387,000	482,783
7.721% 6/4/38	185,000	239,575
T-Mobile USA
6.00% 3/1/23	627,000	658,037
6.00% 4/15/24	1,624,000	1,725,500
6.375% 3/1/25	2,389,000	2,562,203
6.50% 1/15/24	129,000	137,063
6.50% 1/15/26	755,000	825,781
6.625% 4/1/23	1,129,000	1,179,805
ViaSat 5.625% 9/15/25	415,000	420,187
Wind Tre 5.00% 1/20/26	1,242,000	1,187,352
Windstream Services
6.375% 8/1/23	379,000	229,295
8.75% 12/15/24	2,196,000	1,545,435

		65,325,677

Transportation–0.18%
XPO Logistics
6.125% 9/1/23	315,000	334,294
6.50% 6/15/22	1,025,000	1,073,688

		1,407,982

Trucking & Leasing–0.52%
DAE Funding
4.50% 8/1/22	549,000	540,765
5.00% 8/1/24	586,000	580,140
Park Aerospace Holdings
4.50% 3/15/23	880,000	842,600
5.25% 8/15/22	561,000	559,597
5.50% 2/15/24	1,612,000	1,603,940

		4,127,042

Total Corporate Bonds (Cost $703,687,747)		717,428,567

LOAN AGREEMENTS–3.84%
•Alon USA Partners Tranche B 1st Lien 9.25% (LIBOR03M + 8.00%) 11/13/18	68,611	69,040
•Avaya Tranche B Exit 1st Lien 5.75% (LIBOR03M + 4.75%) 11/9/24	760,000	749,314
•California Resources 1st Lien
5.75% (LIBOR03M + 4.75%) 12/31/22	1,339,000	1,336,489
11.375% (LIBOR03M + 10.375%) 12/31/21	5,110,000	5,627,387
•Chesapeake Energy 1st Lien 8.50% (LIBOR03M + 7.50%) 8/23/21	3,647,309	3,892,590

	Principal Amount°	Value (U.S. $)

LOAN AGREEMENTS (continued)
•Cincinnati Bell Tranche B 1st Lien 4.75% (LIBOR03M + 3.75%) 10/2/24	715,000	$ 723,880
•Concordia International Tranche B 1st Lien 5.25% (LIBOR03M + 4.25%) 10/21/21	620,978	511,792
•Consolidated Communications Tranche B 1st Lien 4.00% (LIBOR03M + 3.00%) 10/5/23	575,838	567,273
•FGI Operating Tranche B 1st Lien 5.50% (LIBOR03M + 4.25%) 4/19/19	328,485	185,594
•First Data 1st Lien 3.80% (LIBOR03M + 2.25%) 7/10/22	1,111,380	1,113,397
•Greeneden US Holdings II Tranche B 1st Lien 5.083% (LIBOR03M + 3.75%) 12/1/23	350,469	352,878
•iHeartCommunications Tranche D 1st Lien 8.44% (LIBOR03M + 6.75%) 1/30/19	2,532,692	1,906,902
•iHeartCommunications Tranche E 1st Lien 9.19% (LIBOR03M + 7.50%) 7/30/19	850,642	640,108
•Maxar Technologies Tranche B 1st Lien 4.10% (LIBOR03M + 2.75%) 10/5/24	290,000	291,813
•MEG Energy Tranche B 1st Lien 4.50% (LIBOR03M + 3.50%) 12/31/23	1,791,775	1,796,380
•Microsemi Tranche B 1st Lien 3.633% (LIBOR03M + 2.25%) 1/15/23	453,844	456,115
•Moran Foods Tranche B 1st Lien 7.00% (LIBOR03M + 6.00%) 12/5/23	2,118,302	1,703,919
•MTL Publishing Tranche B5 1st Lien 3.99% (LIBOR03M + 2.50%) 8/20/23	227,858	228,542
•ON Semiconductor Tranche B 1st Lien 3.35% (LIBOR03M + 2.00%) 3/31/23	253,986	255,454
•PetSmart 1st Lien 4.00% (LIBOR03M + 3.00%) 3/10/22	436,145	350,349
•Quest Software US Holdings 1st Lien 6.50% (LIBOR03M + 5.50%) 10/31/22	494,953	503,746
•Revlon Consumer Products Tranche B 1st Lien 4.25% (LIBOR01M + 3.50%) 9/7/23	1,455,590	1,088,964
•Rite Aid 2nd Lien 5.75% (LIBOR03M + 4.75%) 8/21/20	155,000	155,840
•Securus Technologies Holdings 1st Lien 5.50% (LIBOR03M + 4.50%) 11/1/24	1,125,000	1,139,068
•Securus Technologies Holdings 2nd Lien 9.25% (LIBOR03M + 8.25%) 11/1/25	241,000	244,013
•SolarWinds Holdings 1st Lien 4.50% (LIBOR03M + 3.50%) 2/5/23	157,608	158,416
•SUPERVALU Delayed Draw Tranche B-DD 1st Lien 4.50% (LIBOR03M + 3.50%) 6/8/24	323,059	316,598

LVIP JPMorgan High Yield Fund–16

LVIP JPMorgan High Yield Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

LOAN AGREEMENTS (continued)
•SUPERVALU Tranche B 1st Lien 4.50% (LIBOR03M + 3.50%) 6/8/24	538,431	$ 527,663
•Syniverse Holdings 1st Lien 4.00% (LIBOR03M + 3.00%) 4/23/19	875,582	862,540
•Syniverse Holdings Tranche B 1st Lien 4.00% (LIBOR03M + 3.00%) 4/23/19	525,000	517,180
•Tribune Media Tranche B 1st Lien 3.75% (LIBOR03M + 3.00%) 12/27/20	354,094	355,053
•Ultra Resources 1st Lien 4.00% (LIBOR03M + 3.00%) 4/12/24	465,000	465,349
•=‡Vertis 1st Lien 11.194% (LIBOR03M + 9.50%) 1/31/18	243,194	0
•Vertiv Group Tranche B 1st Lien 5.00% (LIBOR03M + 4.00%) 11/15/23	577,765	578,126
•Viskase Tranche B 1st Lien 4.25% (LIBOR03M + 3.25%) 1/30/21	821,514	803,544

Total Loan Agreements (Cost $31,973,173)		30,475,316

	Number of Shares

COMMON STOCK–0.63%
†Avaya Holdings	103,754	1,820,883
†Dynegy	1,250	14,813
†=Escrow General Motors	400,000	0
†=General Motors Escrow	325,000	0
†=Goodman Networks	22,179	0
†NII Holdings	84,804	35,982
†Penn Virginia	7,023	274,670
†Penn Virginia (New)	6,048	236,537
†Sabine Oil & Gas Holdings	167	7,933
†=Texas Competitive Electric Holdings Escrow	6,255,000	46,913
†=Texas Competitive Electric Holdings Escrow (Nonext)	1,920,000	14,400
†Ultra Petroleum	36,212	328,081

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
†Vistra Energy	121,208	$ 2,220,531

Total Common Stock (Cost $5,885,611)		5,000,743

PREFERRED STOCK–0.98%
µBank of America 6.10%	1,031,000	1,132,811
=Goodman Networks 8.00%	26,388	87,872
µHartford Financial Services Group 7.875%	1,861	54,453
•ILFC E-Capital Trust I 4.37% (LIBOR03M + 1.55%)	3,320,000	3,245,300
•ILFC E-Capital Trust II 4.62% (LIBOR03M + 1.88%)	1,886,000	1,829,420
•XLIT 4.47% (LIBOR03M + 3.12%)	1,505	1,441,038

Total Preferred Stock (Cost $6,415,529)		7,790,894

RIGHT–0.02%
†=Vistra Energy CVR	188,914	165,300

Total Right (Cost $0)		165,300

WARRANTS–0.00%
†Sabine Oil & Gas Holdings Tranche 1, exercise price $2.88, expiration date 12/31/18	531	3,717
†Sabine Oil & Gas Holdings Tranche 2, exercise price $2.88, expiration date 12/31/18	95	570

Total Warrants (Cost $3,349)		4,287

MONEY MARKET FUND–2.70%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 1.15%)	21,412,108	21,412,108

Total Money Market Fund (Cost $21,412,108)		21,412,108

TOTAL VALUE OF SECURITIES–98.67% (Cost $769,589,452)	782,507,525
« RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–1.33%	10,512,828

NET ASSETS APPLICABLE TO 73,415,451 SHARES OUTSTANDING–100.00%	$793,020,353

NET ASSET VALUE PER SHARE–LVIP JP MORGAN HIGH YIELD FUND STANDARD CLASS ($601,921,311 / 55,720,775 Shares)	$10.802
NET ASSET VALUE PER SHARE–LVIP JP MORGAN HIGH YIELD FUND SERVICE CLASS ($191,099,042 / 17,694,676 Shares)	$10.800

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2017:
Shares of beneficial interest (unlimited authorization–no par)	$803,436,129
Undistributed net investment income	2,255,969
Accumulated net realized loss on investments	(25,589,818)
Net unrealized appreciation of investments	12,918,073

TOTAL NET ASSETS	$793,020,353

LVIP JPMorgan High Yield Fund–17

LVIP JPMorgan High Yield Fund

Statement of Net Assets (continued)

~	100% of the income received on this PIK security was in the form of cash.

†	Non-income producing.

•

Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2017. Rate will reset at a future date.

f	Step coupon bond. Coupon increases/decreases periodically based on predetermined schedule. Stated rate in effect at December 31, 2017.

«

Includes $1,280,344 payable for fund shares redeemed, $458,740 due to manager and affiliates, $1,333,810 payable for securities purchased, and $63,528 other accrued expenses payable as of December 31, 2017.

=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to Financial Statements.”

°	Principal amount shown is stated in U.S. dollars.

‡	Non-income producing security. Security is currently in default. No interest income is being accrued during the bankruptcy proceedings.

Summary of Abbreviations:

CVR–Contingent Value Rights

ICE–Intercontinental Exchange

LIBOR–London Interbank Offered Rate

LIBOR01M–ICE LIBOR USD 1 Month

LIBOR03M–ICE LIBOR USD 3 Month

PIK–Payment-in-kind

USD–United States Dollar

See accompanying notes, which are an integral part of the financial statements.

LVIP JPMorgan High Yield Fund–18

LVIP JPMorgan High Yield Fund

Statement of Operations

Year Ended December 31, 2017

INVESTMENT INCOME:
Interest	$50,523,877
Dividends	632,489

51,156,366

EXPENSES:
Management fees	5,261,462
Distribution fees-Service Class	464,590
Accounting and administration expenses	204,795
Shareholder servicing fees	159,590
Reports and statements to shareholders	63,235
Professional fees	58,664
Pricing fees	50,677
Trustees’ fees and expenses	23,504
Custodian fees	17,675
Consulting fees	4,336
Other	11,439

6,319,967
Less:
Management fees waived	(292,622)
Expenses paid indirectly	(1,889)

Total operating expenses	6,025,456

NET INVESTMENT INCOME	45,130,910

NET REALIZED AND UNREALIZED GAIN:
Net realized gain from:
Investments	2,683,537
Foreign currencies	12,446

Net realized gain	2,695,983
Net change in unrealized appreciation (depreciation) of investments	4,845,490

NET REALIZED AND UNREALIZED GAIN	7,541,473

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$52,672,383

See accompanying notes, which are an integral part of the financial statements.

LVIP JPMorgan High Yield Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/17	12/31/16

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$45,130,910	$46,707,122
Net realized gain (loss)	2,695,983	(20,443,373)
Net change in unrealized appreciation (depreciation)	4,845,490	77,421,172

Net increase in net assets resulting from operations	52,672,383	103,684,921

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(35,616,691)	(36,564,581)
Service Class	(10,772,151)	(8,870,916)

	(46,388,842)	(45,435,497)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	47,512,747	80,835,985
Service Class	46,243,412	61,707,607
Reinvestment of dividends and distributions:
Standard Class	35,616,691	36,564,581
Service Class	10,772,151	8,870,916

	140,145,001	187,979,089

Cost of shares redeemed:
Standard Class	(175,906,084)	(100,477,627)
Service Class	(47,409,953)	(53,248,765)

	(223,316,037)	(153,726,392)

Increase (decrease) in net assets derived from capital share transactions	(83,171,036)	34,252,697

NET INCREASE (DECREASE) IN NET ASSETS	(76,887,495)	92,502,121
NET ASSETS:
Beginning of year	869,907,848	777,405,727

End of year	$793,020,353	$869,907,848

Undistributed net investment income	$2,255,969	$3,501,455

See accompanying notes, which are an integral part of the financial statements.

LVIP JPMorgan High Yield Fund–19

LVIP JPMorgan High Yield Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP JPMorgan High Yield Fund Standard Class Year Ended
	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Net asset value, beginning of period	$10.780	$10.026	$11.082	$11.304	$11.123

Income (loss) from investment operations:
Net investment income[1]	0.609	0.613	0.618	0.609	0.639
Net realized and unrealized gain (loss)	0.087	0.743	(1.051)	(0.290)	0.090

Total from investment operations	0.696	1.356	(0.433)	0.319	0.729

Less dividends and distributions from:
Net investment income	(0.674)	(0.602)	(0.565)	(0.502)	(0.546)
Net realized gain	—	—	(0.058)	(0.039)	(0.002)

Total dividends and distributions	(0.674)	(0.602)	(0.623)	(0.541)	(0.548)

Net asset value, end of period	$10.802	$10.780	$10.026	$11.082	$11.304

Total return[2]	6.47%	13.58%	(3.94% )	2.84%	6.57%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$601,921	$688,621	$625,243	$526,920	$404,998
Ratio of expenses to average net assets	0.66%	0.65%	0.65%	0.67%	0.71%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.70%	0.68%	0.68%	0.70%	0.73%
Ratio of net investment income to average net assets	5.46%	5.75%	5.56%	5.23%	5.55%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	5.42%	5.72%	5.53%	5.20%	5.53%
Portfolio turnover	51%	45%	36%	37%	33%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP JPMorgan High Yield Fund–20

LVIP JPMorgan High Yield Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP JPMorgan High Yield Fund Service Class Year Ended
	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Net asset value, beginning of period	$10.778	$10.026	$11.080	$11.302	$11.122

Income (loss) from investment operations:
Net investment income[1]	0.581	0.587	0.590	0.579	0.609
Net realized and unrealized gain (loss)	0.087	0.740	(1.049)	(0.289)	0.090

Total from investment operations	0.668	1.327	(0.459)	0.290	0.699

Less dividends and distributions from:
Net investment income	(0.646)	(0.575)	(0.537)	(0.473)	(0.517)
Net realized gain	—	—	(0.058)	(0.039)	(0.002)

Total dividends and distributions	(0.646)	(0.575)	(0.595)	(0.512)	(0.519)

Net asset value, end of period	$10.800	$10.778	$10.026	$11.080	$11.302

Total return[2]	6.22%	13.29%	(4.17% )	2.58%	6.31%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$191,099	$181,287	$152,163	$153,275	$149,361
Ratio of expenses to average net assets	0.91%	0.90%	0.90%	0.92%	0.96%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.95%	0.93%	0.93%	0.95%	0.98%
Ratio of net investment income to average net assets	5.21%	5.50%	5.31%	4.98%	5.30%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	5.17%	5.47%	5.28%	4.95%	5.28%
Portfolio turnover	51%	45%	36%	37%	33%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP JPMorgan High Yield Fund–21

LVIP JPMorgan High Yield Fund

Notes to Financial Statements

December 31, 2017

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 92 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 ( the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP JPMorgan High Yield Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek a high level of current income by investing primarily in a diversified portfolio of debt securities which are rated below investment grade or unrated. Capital appreciation is a secondary objective.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value. Open-end investment companies are valued at their published net asset value (“NAV”). Investments in government money market funds have a stable NAV. Debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities, including short-term debt securities, utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees. In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended December 31, 2017 and for all open tax years (years ended December 31, 2014–December 31, 2016), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2017, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally separates the portion of realized gains and losses on investments in debt securities resulting from changes in foreign exchange rates from that which is due to changes in market prices of debt securities. Gains or losses attributable to changes in foreign exchange rates are included in the Statement of Operations under “Net realized gain (loss) on foreign currencies.” The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

LVIP JPMorgan High Yield Fund–22

LVIP JPMorgan High Yield Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund receives earning credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this arrangement is included in “Custodian fees” on the Statement of Operations with the corresponding expense offset shown as “Expenses paid indirectly.”

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.65% of the first $500 million of the Fund’s average daily net assets; and 0.60% of the Fund’s average daily net assets in excess of $500 million. The fee is calculated daily and paid monthly. LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.05% of the Fund’s average daily net assets in excess of $250 million. This agreement will continue through at least April 30, 2018, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

J.P. Morgan Investment Management, Inc. (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2017, costs for these administrative and legal services were as follows:

Administrative	$48,057
Legal	8,450

Lincoln Life also provides certain contract holder and additional corporate services to the Fund. Effective May 1, 2017, the Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund’s average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $49,167 for the year ended December 31, 2017.

The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.

At December 31, 2017, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$399,131
Distribution fees payable to LFD	40,243
Shareholder servicing fees payable to Lincoln Life	19,366

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

LVIP JPMorgan High Yield Fund–23

LVIP JPMorgan High Yield Fund

Notes to Financial Statements (continued)

3. Investments

For the year ended December 31, 2017, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$414,242,660
Sales	492,184,623

At December 31, 2017, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Fund were as follows:

Cost of investments	$770,608,015

Aggregate unrealized appreciation of investments	$ 27,954,189
Aggregate unrealized depreciation of investments	(16,054,679)

Net unrealized appreciation of investments	$ 11,899,510

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

LVIP JPMorgan High Yield Fund–24

LVIP JPMorgan High Yield Fund

Notes to Financial Statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2017:

	Level 1	Level 2	Level 3	Total
Investments:

Assets:
Convertible Bond	$ —	$ 230,310	$ —	$ 230,310
Corporate Bonds	—	717,427,047	1,520	717,428,567
Loan Agreements	—	30,475,316	—	30,475,316
Common Stock
Automobiles	—	—	—	—
Communications Equipment	—	—	—	—
Electric Utilities	—	—	61,313	61,313
Independent Power & Renewable Electricity Producers	2,235,344	—	—	2,235,344
Oil, Gas & Consumable Fuels	572,551	274,670	—	847,221
Telecommunications	1,856,865	—	—	1,856,865
Preferred Stock	54,453	7,648,569	87,872	7,790,894
Warrant	4,287	—	—	4,287
Rights	—	—	165,300	165,300
Money Market Fund	21,412,108	—	—	21,412,108

Total Investments	$26,135,608	$756,055,912	$316,005	$782,507,525

The securities that have been valued at zero on the Statement of Net Assets are considered to be Level 3 investments in this table.

During the year ended December 31, 2017, there were no material transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2017 and 2016 was as follows:

	Year Ended
	12/31/17	12/31/16
Ordinary income	$46,388,842	$45,435,497

5. Components of Net Assets on a Tax Basis

As of December 31, 2017, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$803,436,129
Undistributed ordinary income	2,336,205
Capital loss carryforwards	(24,651,491)
Net unrealized appreciation	11,899,510

Net assets	$793,020,353

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales and contingent payment debt instruments.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2017, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$12,446	$(12,446)

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

LVIP JPMorgan High Yield Fund–25

LVIP JPMorgan High Yield Fund

Notes to Financial Statements (continued)

As of December 31, 2017, the Fund had the following capital loss carryforwards for federal income tax purposes:

Post-Enactment Losses (No Expiration)
Short Term	Long Term	Total
$4,129,792	$20,521,699	$24,651,491

In 2017, the Fund utilized $2,926,000 of capital loss carryforwards.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/17	12/31/16
Shares sold:
Standard Class	4,257,006	7,466,951
Service Class	4,143,259	5,821,815
Shares reinvested:
Standard Class	3,293,530	3,416,398
Service Class	996,402	828,768

	12,690,197	17,533,932

Shares redeemed:
Standard Class	(15,710,384)	(9,362,751)
Service Class	(4,265,499)	(5,007,132)

	(19,975,883)	(14,369,883)

Net increase (decrease)	(7,285,686)	3,164,049

7. Credit and Market Risk

The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Financial Services LLC or Ba or lower by Moody’s Investors Service Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

9. Recent Regulatory Reporting Updates

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amended Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. As of August 1, 2017, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.

LVIP JPMorgan High Yield Fund–26

LVIP JPMorgan High Yield Fund

Notes to Financial Statements (continued)

10. Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017–08, Receivables–Nonrefudable Fees and Other Costs (Subtopic 310–20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018; At this time, management is evaluating the implications of these changes on the financial statements.

11. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP JPMorgan High Yield Fund–27

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of LVIP JPMorgan High Yield Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of LVIP JPMorgan High Yield Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.

Philadelphia, Pennsylvania

February 22, 2018

LVIP JPMorgan High Yield Fund–28

LVIP JPMorgan High Yield Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2017, the Fund reports distributions paid during the year as follows:

(A)
Ordinary
Income
Distributions
(Tax Basis)
100.00%

(A) is based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 22-23 and September 11-12, 2017, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various sub-advisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the sub-advisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the sub-advisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information (including total return and standard deviation) provided by Morningstar for the standard class of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2017. The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Funds, and had delegated those duties to unaffiliated sub-advisers responsible for investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the sub-adviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the sub-advisers’ investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC

LVIP JPMorgan High Yield Fund–29

LVIP JPMorgan High Yield Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

had implemented an advisory fee waiver on assets over $250 million through April 30, 2018. The Board noted that the investment management fees were higher than the median investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had a breakpoint in the investment management fee schedule and had implemented an advisory fee waiver and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and J.P. Morgan Investment Management, Inc. (“JP Morgan”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by JP Morgan under the subadvisory agreement. The Board reviewed the services provided by JP Morgan, the backgrounds of the investment professionals servicing the Fund and the reputation, resources and investment approach of JP Morgan. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.

Performance. The Board reviewed the JPMorgan High Yield Fund’s total return and standard deviation compared to the total return and standard deviation of a peer group of funds included in the Morningstar High Yield Bond funds category and the Barclays US High Yield 2% Issuer Cap TR USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one, three and five year periods. The Board considered LIAC’s comments that underperformance was primarily attributable to the Fund’s focus on the large, liquid and higher rated segments of the high yield debt market during a period in which lower rated debt securities outperformed higher quality debt securities. The Board concluded that the services provided by JP Morgan were satisfactory.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.

LVIP JPMorgan High Yield Fund–30

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.

The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.

The term Fund Complex includes the 92 series of Lincoln Variable Insurance Products Trust.

Interested Trustee

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	Formerly: Lincoln Advisors Trust

* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of both the Advisor and The Lincoln National Life Insurance Company, the parent company of the Trust’s Adviser.

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	92	Formerly: Lincoln Advisors Trust

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	Formerly: Lincoln Advisors Trust

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	Formerly: Lincoln Advisors Trust

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Formerly: Lincoln Advisors Trust

LVIP JPMorgan High Yield Fund–31

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Charles I. Plosser*** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Public Governor for the Financial Industry Regulatory Authority (FINRA); Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	92	Rochester Gas and Electric Corporation

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Associated Grocers of New England (Director Emeritus); Formerly: Lincoln Trust Advisors

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	Formerly: Lincoln Advisors Trust

Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	92	St. Vincent Health; Formerly: Lincoln Advisors Trust

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	92	Formerly: Lincoln Advisors Trust

Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012	92	Trustee of FundVantage Trust

** Steve A. Cobb, is the son-in-law of Kenneth G. Stella.

*** Charles I. Plosser was appointed Trustee effective January 1, 2018.

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.

Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.

LVIP JPMorgan High Yield Fund–32

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006

Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.

Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Vice President, Secretary, and Chief Legal Officer	Since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President and Chief Compliance Officer, Lincoln National Corporation; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Deputy General Counsel, Janney Montgomery Scott LLC.

Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.

Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.

John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

LVIP JPMorgan High Yield Fund–33

LVIP JPMorgan Retirement Income Fund (formerly LVIP Delaware Foundation® Conservative Allocation Fund) a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2017

LVIP JPMorgan Retirement Income Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP JPMorgan Retirement Income Fund

2017 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation

Sub-advised by: J.P. Morgan Investment Management, Inc.

The Fund returned 10.96% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2017, while its benchmark, the S&P Target Date® Retirement Income Total Return Index1 returned 8.54%.

Delaware Investments managed a portion of the Fund for the period January 1, 2017 – April 30, 2017.

The major U.S. equity indices rose during the first four months of 2017, with the strongest performance coming from emerging market equities. Growth equities outperformed value equities over the period, and global investment grade fixed income securities outperformed their U.S. counterparts.

Commodity prices generally fell during the first four months of 2017, with a notably large drop in the price of crude oil. However, the spot price of gold rose sharply during the quarter. All else equal, we believe a rise in commodity prices is likely to mean lower margins for manufacturers, but higher profits for producers of oil, gas, and raw materials.

The currency markets were relatively active during the first four months of 2017. The trade-weighted dollar fell, while the trade-weighted euro, and the trade-weighted yen all appreciated. In general, an economy’s competitiveness tends to be enhanced by currency depreciation and tends to be impaired by currency appreciation.

The Asset Allocation Committee’s decisions are taken collectively, and the weightings assigned to individual asset classes reflect the consensus of opinion across all members. During the first four months of 2017, the Committee maintained its underweight in U.S. large-cap growth equities, while remaining overweight in U.S. small-cap equities and in fixed income securities. The Committee also retained its tactical exposure to U.S. real estate investment trusts (REITs). The Committee also remained underweight in foreign equities generally. As has been true for the past few years, the Committee remained underweight in cash and cash-like securities. During this period, the Fund made limited use of derivatives for hedging purposes, and these derivative positions did not have a material impact on the Fund’s performance.

Portfolio Managers:
Delaware Investments Fund Advisers:	Paul Grillo Sharon Hill Francis X. Morris Babak Zenouzi

Jackson Square Partners, LLC, managed a portion of the Fund for the period January 1, 2017 – April 30, 2017.

As you would expect from our fundamental, bottom-up approach, stock selection primarily drove the large cap focus growth strategy’s (the strategy) performance during the year. From a sector perspective, we experienced strong performance in the information technology sector and weak performance in the consumer discretionary sector.

Our largest relative contributor to performance during the period January 1, 2017 through April 30, 2017 was Symantec Corporation. Symantec Corporation, a global leader in security and information management solutions, was a contributor to performance during the quarter. With the addition of LifeLock, a recent acquisition in the consumer security segment, Symantec can now offer consumers a robust product suite ranging from identity protection to recovery services. Overall, we like the risk/reward profile of this low-duration business and believe in the long-term secular growth of the cybersecurity market. We believe the company has additional M&A opportunities it can pursue to redefine Symantec as a security market leader. In addition, Symantec’s new management team, specifically CEO Greg Clark, who joined the company in August of 2016, has significant “skin in the game” in terms of compensation and incentives that are more aligned with shareholder interests.

Qualcomm, Inc., a leading intellectual property (IP) and fabless semiconductor company, detracted from performance during the quarter. In recent years, Qualcomm has been repeatedly attacked by various entities across multiple geographies regarding its patent portfolio and its ability to collect royalties on those patents. The stock had recovered in 2016 partly because the market believed most of these challenges were behind the company. However, in January, Apple made a very public attack stating that Qualcomm has established a monopolistic position, which the company leverages to charge its customers excessively. Qualcomm’s management characterizes the suit as a contract dispute, despite Apple’s public comments, and believes it is strategic posturing by Apple in order to secure better contract pricing. Given the pattern of routine legal battles and increased risk in China, we decided to reduce exposure to Qualcomm within the portfolio during the past six months.

Despite positive absolute returns in the equity market over the past several years, we believe that a lack of meaningful volatility combined with tepid investor confidence in the global macroeconomic outlook demonstrates that there are more than just fundamental factors affecting stock prices. Many investors have struggled with accurately predicting the pace of global economic recovery and assessing external factors that threaten economic fundamentals. Nonetheless, absolute equity market returns have been strong since the market bottom in 2009, resulting in investor focus on equities as an asset class as opposed to a focus on company-specific fundamentals.

President Trump’s surprising victory in 2016 and periodic corresponding market reactions during the first year of his presidency reflect growing investor optimism, at least in the short-term, that potential policy shifts could stimulate economic growth. While there are varying degrees of uncertainty to President’s Trump’s unconventional style as a head of state and current questions and investigations surrounding his administration may hamper significant policy change in the short term, we are mindful of the potential macroeconomic implications of Trump policy shifts, e.g. economic growth, higher corporate and personal incomes from lower tax rates, etc. We believe it is too early to determine the long term direction or magnitude of such outcomes but we will closely monitor President Trump’s tenure with a keen eye on the execution of significant policy shifts.

Nonetheless, regardless of policy outcomes, we remain consistent in our long-term investment philosophy: We want to own what we view as strong secular-growth companies with solid business models and competitive positions that we believe can grow market share and have

LVIP JPMorgan Retirement Income Fund–1

LVIP JPMorgan Retirement Income Fund

2017 Annual Report Commentary (unaudited) (continued)

the potential to deliver shareholder value in a variety of market environments.

Portfolio Managers:
Jackson Square Partners, LLP:	Jeffrey S. Van Harte
Christopher M. Ericksen
Christopher J. Bonavico
Daniel J. Prislin

J.P. Morgan Investment Management, Inc. managed the Fund for the period May 1, 2017 – December 31, 2017.

Global equities had another strong month in December, with the MSCI All Country World Index2 returning 1.7% for the month, resulting in a 5.8% return for the fourth quarter and 24.6% return for 2017. U.S. fixed income markets were slightly positive, with the Bloomberg Barclays U.S. Aggregate Index3 up 0.5% in December, resulting in a 0.4% return for the quarter and 3.5% for 2017. Overall, market performance in 2017 was characterized by synchronized global growth. In December, the Global Purchasing Managers’ Index (PMI) for manufacturing finished the year strong in both developed and emerging markets, producing PMI readings of 56.3 and 52.5, respectively. Additionally, inflation remained benign, and monetary and fiscal policy remained accommodative across major central banks.

In fixed income, moves in domestic 10-year yields over the quarter were relatively muted amid stable policy expectations. However, the longer end of the yield curve remained anchored, resulting in a flattening of the yield curve. While this does not suggest a forthcoming recession, this development is consistent with a late-cycle economy with room for near-term expansion. Internationally, German Bunds were down 4 basis points over the quarter, and Japanese government bonds were little changed due to the Bank of Japan’s yield curve peg.

We were tactically overweight in equities in December and since the Fund’s inception as sub-adviser. For the year, the strongest contributors were the JPMorgan Equity Index, JPMorgan Core Bond SMA and JPMorgan Emerging Markets Equity strategies. The largest detractors were the JPMorgan Small Cap Value, iShares Barclays TIPs ETF and iShares GSCI Commodity strategies.

We continue to hold regionally diversified equity exposure. Domestic tax reform, strong earnings growth across developed markets, and a weakened dollar point to continued global growth opportunities. The Fund maintains a modest underweight position on duration, given the accommodative pace of policy normalization by the Federal Reserve and other major central banks.

The Fund uses futures for cash management, risk mitigation, and to implement tactical asset allocation views. Typically, exchange-traded futures are used to access equity and fixed income markets to moderate exposure across asset classes.

In a long and flat post-crisis expansion, characterized by somewhat unusual cyclical dynamics relative to history, the U.S. economy seems to have settled into a classical late-cycle phase. While that suggests dwindling growth drivers over time and financial conditions that eventually tighten as rates rise, the 12-month probability of recession remains low and near-term momentum is broadly supportive of pro-risk views.

The Fund remains overweight to equities with an emphasis on diversified regional exposure, particularly in Japanese, European and emerging market equities. We expect the trend in government bond yields to move towards higher levels, rising at a speed that should remain slow, constrained by an accommodative pace of policy-tightening by the Federal Reserve and other major central banks globally.

Portfolio Managers:
J.P. Morgan Investment Management, Inc.:	Michael Feser
Matthew Cummings

The views expressed represent the Managers’ assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 12/31/07 through 12/31/17

This chart illustrates, hypothetically, that $10,000 was invested in LVIP JPMorgan Retirement Income Fund (formerly LVIP Delaware Foundation® Conservative Allocation Fund) Standard Class shares on 12/31/07. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/17, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $14,791. For comparison, look at how the S&P Target Date Retirement Income Index did over the same period. The same $10,000 investment would have increased to $14,967. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Effective May 1, 2017, the primary benchmark for the LVIP JPMorgan Retirement Income Fund changed from the Bloomberg Barclays U.S. Aggregate Bond Index due to a change in its sub-advisers and investment strategies. For comparison, the same $10,000 invested from that same period of time for the Bloomberg Barclays U.S. Aggregate Bond Index would have increased to $14,811.

Effective May 1, 2017, the secondary benchmark for the LVIP JPMorgan Retirement Income Fund changed from the Conservative Composite4 due to a change in its sub-advisers and investment strategies. For comparison, the same $10,000 invested from that same period of time for the Conservative Composite would have increased to $16,028.

Effective June 15, 2009, the LVIP Delaware Managed Fund was reorganized into the LVIP Delaware Foundation® Conservative Allocation Fund. The performance for the period prior to June 15, 2009 reflects the performance of the LVIP Delaware Managed Fund. The investment objective of the Fund was to maximize long-term return (capital appreciation plus income) consistent with prudent investment strategy.

LVIP JPMorgan Retirement Income Fund–2

LVIP JPMorgan Retirement Income Fund

2017 Annual Report Commentary (unaudited) (continued)

Average annual total returns on investment	Ended 12/31/17

Standard Class Shares
One Year	+	10.96%
Five Years	+	5.71%
Ten Years	+	3.99%

Service Class Shares
One Year	+	10.68%
Five Years	+	5.44%
Ten Years	+	3.72%
1.	The S&P Target Date® Retirement Income Total Return Index consists of 12 multi-asset class indices, each corresponding to a particular target retirement date.

2.

The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that measures equity market performance in developed markets. The index consists of more than 20 developed-market country indexes including the United States.

3.

The Bloomberg Barclays U.S. Aggregate Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities. MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency).

4.

The Conservative Composite is an unmanaged index compiled by the Fund’s adviser and is constructed as follows: 58% Bloomberg Barclays U.S. Aggregate Bond Index, 9% MSCI EAFE® NR Value Index, 6% Russell 1000® Growth Index, 6% Russell 1000® Value Index, 6% MSCI EAFE® NR Growth Index, 5% Russell 1000® Index, 5% MSCI Emerging Markets NR Index, 3% Russell 2000® Index, and 2% Citigroup 3-month Treasury Bill Index.

Advisory services formerly provided by Delaware Investments Fund Advisers (“DIFA”), a series of Macquarie Investment Management Business Trust (“MIMBT”), (formerly, Delaware Management Business Trust). MIMBT is a federally registered investment adviser. Delaware Investments, a member of Macquarie Group, refers to Macquarie Management Holdings, Inc. (formerly, Delaware Management Holdings, Inc.) and its subsidiaries. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

Other than Macquarie Bank Limited (“MBL”), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

All third-party trademarks are the property of their respective owners.

© 2018 Delaware Management Holdings, Inc.

LVIP JPMorgan Retirement Income Fund–3

LVIP JPMorgan Retirement Income Fund

Disclosure

        OF FUND EXPENSES (unaudited)

For the Period July 1, 2017 to December 31, 2017

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled, “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers and reimbursements in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Annualized Expense Ratio	Expenses Paid During Period 7/1/17 to 12/31/17*

Actual
Standard Class Shares	$1,000.00	$1,051.10	0.45%	$2.33
Service Class Shares	1,000.00	1,049.80	0.70%	3.62
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.94	0.45%	$2.29
Service Class Shares	1,000.00	1,021.68	0.70%	3.57

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund operates under a fund of funds structure. The Fund invests a substantial portion of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in the table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP JPMorgan Retirement Income Fund–4

LVIP JPMorgan Retirement Income Fund

Security Type/Sector Allocation

(unaudited)

As of December 31, 2017

Sector designations may be different than those presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Investment Companies	71.74%
Commodity Funds	1.58%
Equity Funds	23.85%
Fixed Income Funds	24.21%
International Equity Funds	9.70%
Money Market Funds	12.40%
Agency Collateralized Mortgage Obligations	2.76%
Agency Commercial Mortgage-Backed Securities	1.43%
Agency Mortgage-Backed Securities	2.47%
Corporate Bonds	7.00%

Advertising	0.02%
Aerospace & Defense	0.14%
Agriculture	0.03%
Airlines	0.03%
Auto Manufacturers	0.28%
Banks	2.19%
Beverages	0.14%
Biotechnology	0.11%
Building Materials	0.03%
Chemicals	0.22%
Computers	0.05%
Diversified Financial Services	0.16%
Electric	0.52%
Electronics	0.02%
Food	0.12%
Gas	0.06%
Health Care Products	0.05%

Security Type/Sector	Percentage of Net Assets
Health Care Services	0.11%
Insurance	0.26%
Machinery-Diversified	0.06%
Media	0.16%
Miscellaneous Manufacturing	0.17%
Oil & Gas	0.25%
Pharmaceuticals	0.18%
Pipelines	0.31%
Real Estate Investment Trusts	0.44%
Retail	0.08%
Semiconductors	0.04%
Software	0.03%
Telecommunications	0.52%
Transportation	0.09%
Trucking & Leasing	0.13%
Non-Agency Asset-Backed Securities	1.84%
Non-Agency Collateralized Mortgage Obligations	0.39%
Non-Agency Commercial Mortgage-Backed Securities	3.29%
Sovereign Bond	0.10%
U.S. Treasury Obligations	8.56%
Total Value of Securities	99.58%
Receivables and Other Assets Net of Liabilities	0.42%
Total Net Assets	100.00%

LVIP JPMorgan Retirement Income Fund–5

LVIP JPMorgan Retirement Income Fund

Statement of Net Assets

December 31, 2017

	Number of Shares	Value (U.S. $)

INVESTMENT COMPANIES–71.74%
Commodity Funds–1.58%
† iShares S&P GSCITM Commodity Indexed Trust ETF	46,361	$ 754,757
◇ JPMorgan Commodities Strategy Fund	374,471	3,475,093

		4,229,850

Equity Funds–23.85%
◇ JPMorgan Equity Index Fund	1,243,852	50,960,600
◇ JPMorgan Mid Cap Equity Fund	89,398	4,544,094
◇ JPMorgan Realty Income Fund	411,729	5,480,108
◇ JPMorgan Small Cap Equity Fund	19,505	1,117,820
◇ JPMorgan Small Cap Growth Fund	38,011	699,016
◇ JPMorgan Small Cap Value Fund	34,830	1,067,553

		63,869,191

Fixed Income Funds–24.21%
iShares TIPS Bond ETF	57,722	6,584,926
◇ JPMorgan Corporate Bond Fund	1,369,083	13,553,924
◇ JPMorgan Floating Rate Income Fund	1,007,303	9,448,499
◇ JPMorgan High Yield Fund	3,082,611	22,842,151
◇ JPMorgan Inflation Managed Bond Fund	1,209,795	12,424,596

		64,854,096

International Equity Funds–9.70%
◇ JPMorgan Emerging Economies Fund	298,459	4,461,955
◇ JPMorgan Emerging Markets Equity Fund	170,014	5,088,519
◇ JPMorgan International Equity Fund	300,897	5,515,436
◇ JPMorgan International Research Enhanced Equity Fund	283,993	5,364,630
◇ JPMorgan Intrepid International Fund	246,278	5,551,109

		25,981,649

Money Market Funds–12.40%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 1.15%)	3,244,144	3,244,144
JPMorgan Prime Money Market Fund IM Shares (seven-day effective yield 1.45%)	29,967,697	29,970,694

		33,214,838

Total Investment Companies (Cost $184,986,559)		192,149,624

	Principal Amount°	Value (U.S. $)

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–2.76%
Fannie Mae REMICs
Series 1991-141 PZ 8.00% 10/25/21	158,342	$169,317
Series 2009-100 PN 5.00% 11/25/39	582,685	616,428
Series 2011-20 PA 4.50% 3/25/39	346,460	351,758
•Series 2011-86 NF 2.102% (LIBOR01M + 0.55%) 9/25/41	274,618	276,759
Series 2012-54 WG 3.50% 1/25/41	217,386	220,999
*Series 2012-98 MI 3.00% 8/25/31	234,298	26,316
•*Series 2012-122 SD 4.548% (6.10% minus LIBOR01M, Cap 6.10%, Floor 0.00%) 11/25/42	288,373	55,081
*Series 2013-7 EI 3.00% 10/25/40	131,906	17,687
*Series 2013-55 AI 3.00% 6/25/33	295,108	42,788
•Series 2013-57 FN 1.902% (LIBOR01M + 0.35%) 6/25/43	168,722	168,361
Series 2015-40 GZ 3.50% 5/25/45	74,425	73,179
Series 2015-89 AZ 3.50% 12/25/45	25,813	25,354
•*Series 2015-95 SH 4.448% (6.00% minus LIBOR01M, Cap 6.00%, Floor 0.00%) 1/25/46	222,137	48,691
*Series 2016-50 IB 3.00% 2/25/46	91,809	13,722
•*Series 2016-55 SK 4.448% (6.00% minus LIBOR01M, Cap 6.00%, Floor 0.00%) 8/25/46	185,482	39,699
•*Series 2016-62 SA 4.448% (6.00% minus LIBOR01M, Cap 6.00%, Floor 0.00%) 9/25/46	366,398	82,164
•*Series 2016-74 GS 4.448% (6.00% minus LIBOR01M, Cap 6.00%, Floor 0.00%) 10/25/46	90,365	21,548
*Series 2017-12 JI 3.50% 5/25/40	99,491	14,240
Freddie Mac REMICs Series 2893 PE 5.00% 11/15/34	216,608	236,097

LVIP JPMorgan Retirement Income Fund–6

LVIP JPMorgan Retirement Income Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Freddie Mac REMICs (continued)
Series 3737 GA 3.00% 11/15/37	389,881	$ 393,457
•Series 3984 DF 2.027% (LIBOR01M + 0.55%) 1/15/42	272,123	274,845
Series 4065 DE 3.00% 6/15/32	40,000	40,385
*Series 4109 AI 3.00% 7/15/31	431,367	49,346
*Series 4161 IM 3.50% 2/15/43	62,942	13,946
*Series 4181 DI 2.50% 3/15/33	118,305	14,794
•*Series 4184 GS 4.643% (6.12% minus LIBOR01M, Cap 6.12%, Floor 0.00%) 3/15/43	195,077	41,668
•Series 4286 VF 1.927% (LIBOR01M + 0.45%) 12/15/43	182,660	183,114
*Series 4342 CI 3.00% 11/15/33	71,449	8,810
Series 4457 KZ 3.00% 4/15/45	121,316	115,719
•*Series 4494 SA 4.703% (6.18% minus LIBOR01M, Cap 6.18%, Floor 0.00%) 7/15/45	69,877	14,604
*Series 4543 HI 3.00% 4/15/44	97,925	15,403
•*Series 4594 SG 4.523% (6.00% minus LIBOR01M, Cap 6.00%, Floor 0.00%) 6/15/46	543,164	124,041
Series 4614 HB 2.50% 9/15/46	101,000	93,256
•*Series 4618 SA 4.523% (6.00% minus LIBOR01M, Cap 6.00%, Floor 0.00%) 9/15/46	112,742	26,101
Series 4623 LZ 2.50% 10/15/46	89,572	78,517
Series 4623 MW 2.50% 10/15/46	105,000	98,204
*Series 4625 BI 3.50% 6/15/46	350,696	72,697
•*Series 4631 GS 4.523% (6.00% minus LIBOR01M, Cap 6.00%, Floor 0.00%) 11/15/46	392,947	85,443
•*Series 4648 SA 4.523% (6.00% minus LIBOR01M, Cap 6.00%, Floor 0.00%) 1/15/47	268,152	57,378
Freddie Mac Strips
•*Series 267 S5 4.523% (6.00% minus LIBOR01M, Cap 6.00%, Floor 0.00%) 8/15/42	240,712	46,747
•*Series 299 S1 4.523% (6.00% minus LIBOR01M, Cap 6.00%, Floor 0.00%) 1/15/43	185,871	34,796
•*Series 326 S2 4.473% (5.95% minus LIBOR01M, Cap 5.95%, Floor 0.00%) 3/15/44	127,801	24,563

	Principal Amount°	Value (U.S. $)

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Freddie Mac Structured Agency Credit Risk Debt Notes
•Series 2015-DNA3 M2 4.402% (LIBOR01M + 2.85%) 4/25/28	373,288	$ 386,331
•Series 2015-HQA1 M2 4.202% (LIBOR01M + 2.65%) 3/25/28	135,060	137,740
•Series 2016-DNA3 M2 3.552% (LIBOR01M + 2.00%) 12/25/28	250,000	254,367
•Series 2016-DNA4 M2 2.852% (LIBOR01M + 1.30%) 3/25/29	500,000	507,454
•Series 2016-HQA2 M2 3.802% (LIBOR01M + 2.25%) 11/25/28	250,000	256,452
♦Freddie Mac Structured Pass Through Certificates Series T-58 2A 6.50% 9/25/43	64,722	73,883
GNMA
Series 2010-104 NG 3.00% 7/20/38	203,812	204,405
Series 2012-136 MX 2.00% 11/20/42	40,000	35,325
Series 2013-113 AZ 3.00% 8/20/43	282,384	274,642
Series 2013-113 LY 3.00% 5/20/43	29,000	29,067
Series 2015-64 GZ 2.00% 5/20/45	108,457	90,945
*Series 2015-74 CI 3.00% 10/16/39	196,038	25,575
*Series 2015-142 AI 4.00% 2/20/44	61,171	7,771
•*Series 2016-108 SK 4.549% (6.05% minus LIBOR01M, Cap 6.05%, Floor 0.00%) 8/20/46	285,797	61,832
Series 2016-111 PB 2.50% 8/20/46	97,000	88,972
*Series 2016-116 GI 3.50% 11/20/44	351,906	61,385
*Series 2016-118 DI 3.50% 3/20/43	396,761	60,934
•*Series 2016-120 AS 4.599% (6.10% minus LIBOR01M, Cap 6.10%, Floor 0.00%) 9/20/46	304,081	69,996

LVIP JPMorgan Retirement Income Fund–7

LVIP JPMorgan Retirement Income Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
GNMA (continued)
•*Series 2016-120 NS 4.599% (6.10% minus LIBOR01M, Cap 6.10%, Floor 0.00%) 9/20/46	409,120	$ 94,466
•*Series 2016-121 JS 4.599% (6.10% minus LIBOR01M, Cap 6.10%, Floor 0.00%) 9/20/46	302,572	70,471
Series 2016-134 MW 3.00% 10/20/46	16,000	16,298
Series 2016-156 PB 2.00% 11/20/46	61,000	50,466
*Series 2016-160 GI 3.50% 11/20/46	241,489	56,405
*Series 2016-163 MI 3.50% 11/20/46	186,361	21,384
*Series 2016-163 XI 3.00% 10/20/46	278,171	37,636

Total Agency Collateralized Mortgage Obligations (Cost $7,518,457)		7,382,224

AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–1.43%
Fannie Mae-Aces
•Series 2017-M8 A2 3.061% 5/25/27	555,000	561,567
Series 2017-M11 A2 2.98% 8/25/29	275,000	272,018
Freddie Mac Multifamily Structured Pass-Through Certificates
♦Series K066 A2 3.117% 6/25/27	340,000	346,944
♦Series K067 A2 3.194% 7/25/27	637,000	654,057
♦Series K719 A1 2.53% 12/25/21	69,600	69,904
♦Series K725 A2 3.002% 1/25/24	185,000	189,094
•♦Series KS03 A4 3.161% 5/25/25	150,000	153,194
FREMF Mortgage Trust
•Series 2011-K10 B 4.622% 11/25/49	60,000	62,409
•Series 2011-K12 B 4.344% 1/25/46	115,000	120,350
•Series 2011-K14 B 5.167% 2/25/47	70,000	75,265
•Series 2011-K15 B 4.948% 8/25/44	15,000	15,970
•Series 2011-K704 B 4.536% 10/25/30	110,000	111,107

	Principal Amount°	Value (U.S. $)

AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
FREMF Mortgage Trust (continued)
•Series 2012-K18 B 4.255% 1/25/45	85,000	$ 88,742
•Series 2012-K22 B 3.686% 8/25/45	150,000	153,278
•Series 2012-K708 B 3.75% 2/25/45	145,000	146,626
•Series 2013-K29 C 3.481% 5/25/46	295,000	288,831
•Series 2013-K32 B 3.537% 10/25/46	110,000	112,714
•Series 2013-K33 B 3.501% 8/25/46	120,000	120,925
•Series 2013-K712 B 3.362% 5/25/45	80,000	80,712
•Series 2013-K713 B 3.165% 4/25/46	50,000	50,273
•Series 2013-K713 C 3.165% 4/25/46	165,000	164,412

Total Agency Commercial Mortgage-Backed Securities (Cost $3,865,921)		3,838,392

AGENCY MORTGAGE-BACKED SECURITIES–2.47%
Fannie Mae
2.53% 7/1/26	141,261	139,040
2.60% 9/1/28	300,000	292,762
2.64% 2/1/23	450,000	453,547
3.16% 12/1/26	510,000	521,716
3.17% 1/1/27	300,000	307,194
3.201% 9/1/27	539,787	554,008
Fannie Mae ARM
•2.903% (LIBOR12M + 1.60%) 7/1/45	40,027	40,459
•3.206% (LIBOR12M + 1.524%) 3/1/44	111,449	113,854
•3.58% (LIBOR12M + 1.83%) 8/1/35	941	990
Fannie Mae S.F. 15 yr 5.00% 7/1/20	107,416	109,351
Fannie Mae S.F. 30 yr
4.00% 7/1/45	511,726	537,434
5.50% 11/1/34	4,979	5,514
5.50% 4/1/37	115,134	128,351
5.50% 8/1/37	19,024	21,107
5.50% 3/1/38	22,045	24,304
5.50% 6/1/39	50,228	55,475
5.50% 7/1/40	54,676	60,694
5.50% 5/1/44	1,157,842	1,284,199
6.00% 9/1/36	23,979	27,488
6.00% 12/1/36	5,122	5,788
6.00% 6/1/37	2,856	3,232

LVIP JPMorgan Retirement Income Fund–8

LVIP JPMorgan Retirement Income Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued)
6.00% 9/1/38	15,604	$ 17,626
6.00% 11/1/38	12,066	13,646
6.00% 10/1/39	179,836	204,123
6.00% 11/1/40	8,252	9,364
7.50% 6/1/31	7,280	8,599
Freddie Mac ARM
•2.559% (LIBOR12M + 1.63%) 10/1/46	161,985	161,945
•2.919% (LIBOR12M + 1.63%) 10/1/45	82,478	83,604
•3.111% (LIBOR12M + 1.62%) 3/1/46	112,069	114,277
Freddie Mac S.F. 30 yr
4.00% 4/1/45	364,476	381,182
5.00% 6/1/36	94,272	102,226
5.50% 3/1/34	6,334	7,016
5.50% 12/1/34	6,004	6,668
5.50% 12/1/35	6,300	7,014
5.50% 8/1/40	14,254	15,748
5.50% 6/1/41	65,769	72,498
6.00% 2/1/36	12,469	14,078
6.00% 3/1/36	16,708	18,853
6.00% 8/1/38	19,042	21,547
6.00% 5/1/40	31,541	35,601
6.50% 4/1/39	30,567	34,155
7.00% 11/1/33	1,098	1,251
GNMA I S.F. 30 yr
5.50% 2/15/41	44,105	48,524
7.00% 12/15/34	58,989	68,398
GNMA II S.F. 30 yr
5.50% 5/20/37	34,511	37,966
5.50% 4/20/40	26,108	28,202
6.00% 2/20/39	33,884	37,441
6.00% 10/20/39	124,099	137,126
6.00% 2/20/40	131,982	146,442
6.00% 4/20/46	42,134	46,734
6.50% 10/20/39	51,336	57,034

Total Agency Mortgage-Backed Securities (Cost $6,670,449)		6,625,395

CORPORATE BONDS–7.00%

Advertising–0.02%
Omnicom Group 3.65% 11/1/24	60,000	61,660

		61,660

Aerospace & Defense–0.14%
Boeing 6.125% 2/15/33	150,000	200,409
Rockwell Collins 3.20% 3/15/24	175,000	176,582

		376,991

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Agriculture–0.03%
Reynolds American 4.00% 6/12/22	70,000	$ 73,212

		73,212

Airlines–0.03%
♦American Airlines 2015-1 Class A Pass Through Trust 3.375% 5/1/27	70,292	70,482

		70,482

Auto Manufacturers–0.28%
Daimler Finance North America 3.45% 1/6/27	215,000	220,288
Ford Motor Credit 3.81% 1/9/24	200,000	204,439
General Motors 6.75% 4/1/46	100,000	126,350
General Motors Financial 5.25% 3/1/26	180,000	198,253

		749,330

Banks–2.19%
Bank of America
µ3.124% 1/20/23	180,000	182,696
4.183% 11/25/27	275,000	287,707
µ4.443% 1/20/48	240,000	271,162
Bank of New York Mellon 2.50% 4/15/21	145,000	145,393
BNP Paribas 2.45% 3/17/19	145,000	145,750
Capital One Financial
3.75% 3/9/27	85,000	86,072
4.75% 7/15/21	140,000	149,709
Citigroup
3.75% 6/16/24	150,000	155,809
8.125% 7/15/39	150,000	240,590
Citizens Financial Group 4.30% 12/3/25	160,000	168,100
Cooperatieve Rabobank 3.75% 7/21/26	250,000	253,720
Credit Suisse Group 4.282% 1/9/28	250,000	260,942
Goldman Sachs Group
3.85% 1/26/27	320,000	328,871
5.15% 5/22/45	330,000	383,577
HSBC Holdings 4.875% 1/14/22	150,000	161,479
Huntington Bancshares 2.30% 1/14/22	120,000	118,180
Lloyds Banking Group 3.00% 1/11/22	200,000	201,187
Morgan Stanley
3.95% 4/23/27	265,000	269,624
4.375% 1/22/47	355,000	390,137
PNC Bank 2.45% 11/5/20	250,000	250,474
Santander UK Group Holdings 3.571% 1/10/23	200,000	203,071

LVIP JPMorgan Retirement Income Fund–9

LVIP JPMorgan Retirement Income Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Banks (continued)
SunTrust Banks 2.70% 1/27/22	100,000	$ 100,092
Toronto-Dominion Bank 2.125% 4/7/21	140,000	138,732
UBS Group Funding Switzerland 4.253% 3/23/28	260,000	274,483
US Bancorp 3.10% 4/27/26	240,000	238,570
Wells Fargo & Co.
3.069% 1/24/23	180,000	181,454
4.75% 12/7/46	175,000	196,069
Wells Fargo Capital X 5.95% 12/15/36	60,000	68,400

		5,852,050

Beverages–0.14%
Anheuser-Busch InBev Finance 3.65% 2/1/26	355,000	366,974

		366,974

Biotechnology–0.11%
Amgen 1.90% 5/10/19	150,000	149,566
Celgene 3.25% 8/15/22	140,000	142,368

		291,934

Building Materials–0.03%
Martin Marietta Materials 3.50% 12/15/27	75,000	74,595

		74,595

Chemicals–0.22%
Agrium 3.375% 3/15/25	145,000	145,895
Mosaic 4.25% 11/15/23	70,000	72,576
Westlake Chemical 5.00% 8/15/46	340,000	383,442

		601,913

Computers–0.05%
Apple 3.45% 2/9/45	130,000	127,202

		127,202

Diversified Financial Services–0.16%
Air Lease 3.00% 9/15/23	185,000	183,806
HSBC Finance 6.676% 1/15/21	44,000	48,953
International Lease Finance 8.625% 1/15/22	165,000	198,888

		431,647

Electric–0.52%
CMS Energy 6.25% 2/1/20	215,000	231,372
Dominion Energy 3.90% 10/1/25	160,000	167,249
Duke Energy 2.65% 9/1/26	155,000	148,800
Entergy 4.00% 7/15/22	140,000	146,298
Exelon 3.497% 6/1/22	150,000	153,018
Fortis 3.055% 10/4/26	80,000	77,390

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Electric (continued)
Metropolitan Edison 4.00% 4/15/25	125,000	$ 128,658
NV Energy 6.25% 11/15/20	195,000	214,298
Public Service Co. of Oklahoma 5.15% 12/1/19	120,000	125,718

		1,392,801

Electronics–0.02%
Arrow Electronics 3.25% 9/8/24	66,000	64,769

		64,769

Food–0.12%
Kroger 4.45% 2/1/47	170,000	170,433
Tyson Foods 4.50% 6/15/22	135,000	144,334

		314,767

Gas–0.06%
NiSource Finance 3.95% 3/30/48	150,000	154,337

		154,337

Health Care Products–0.05%
Thermo Fisher Scientific 3.00% 4/15/23	145,000	146,066

		146,066

Health Care Services–0.11%
Anthem 3.70% 8/15/21	70,000	72,213
Laboratory Corp. of America Holdings 2.625% 2/1/20	150,000	150,471
Magellan Health 4.40% 9/22/24	75,000	75,595

		298,279

Insurance–0.26%
American International Group 3.875% 1/15/35	45,000	45,307
CNA Financial 3.95% 5/15/24	140,000	145,904
µManulife Financial 4.061% 2/24/32	200,000	201,891
Principal Life Global Funding II 3.00% 4/18/26	140,000	138,814
µPrudential Financial 5.375% 5/15/45	140,000	150,360

		682,276

Machinery-Diversified–0.06%
Roper Technologies
2.80% 12/15/21	105,000	105,281
3.80% 12/15/26	55,000	56,824

		162,105

Media–0.16%
Comcast 3.00% 2/1/24	240,000	241,786

LVIP JPMorgan Retirement Income Fund–10

LVIP JPMorgan Retirement Income Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Media (continued)
Discovery Communications 2.95% 3/20/23	41,000	$ 40,625
Time Warner 4.75% 3/29/21	135,000	143,802

		426,213

Miscellaneous Manufacturing–0.17%
General Electric
2.10% 12/11/19	70,000	69,820
6.00% 8/7/19	234,000	248,001
Parker-Hannifin 3.30% 11/21/24	15,000	15,372
Textron 4.00% 3/15/26	115,000	120,158

		453,351

Oil & Gas–0.25%
Apache 3.625% 2/1/21	75,000	76,837
BP Capital Markets
3.216% 11/28/23	155,000	158,459
3.224% 4/14/24	80,000	82,039
Canadian Natural Resources 3.80% 4/15/24	145,000	149,527
Shell International Finance 4.375% 5/11/45	175,000	197,255

		664,117

Pharmaceuticals–0.18%
Allergan Funding 3.80% 3/15/25	215,000	219,213
Mylan 3.95% 6/15/26	145,000	146,468
Shire Acquisitions Investments Ireland 2.875% 9/23/23	110,000	108,280

		473,961

Pipelines–0.31%
Boardwalk Pipelines 4.95% 12/15/24	75,000	80,462
Buckeye Partners 4.35% 10/15/24	150,000	153,283
Enbridge 4.25% 12/1/26	90,000	94,278
Energy Transfer
5.00% 10/1/22	155,000	165,392
9.70% 3/15/19	63,000	68,204
MPLX
4.875% 12/1/24	90,000	97,149
4.875% 6/1/25	100,000	107,334
ONEOK Partners 4.90% 3/15/25	70,000	75,167

		841,269

Real Estate Investment Trusts–0.44%
American Tower 4.40% 2/15/26	100,000	105,333
AvalonBay Communities 3.20% 1/15/28	75,000	74,808
Boston Properties 3.20% 1/15/25	122,000	121,802

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Real Estate Investment Trusts (continued)
Crown Castle International 5.25% 1/15/23	75,000	$ 82,212
EPR Properties 4.50% 4/1/25	75,000	76,871
ERP Operating 2.85% 11/1/26	80,000	77,697
HCP 3.40% 2/1/25	75,000	74,454
Host Hotels & Resorts
3.75% 10/15/23	45,000	45,864
3.875% 4/1/24	40,000	40,751
4.50% 2/1/26	150,000	157,299
National Retail Properties 3.50% 10/15/27	125,000	123,067
Realty Income
3.65% 1/15/28	5,000	5,047
4.125% 10/15/26	140,000	145,814
UDR 4.00% 10/1/25	55,000	57,440

		1,188,459

Retail–0.08%
Advance Auto Parts 4.50% 1/15/22	70,000	73,421
Dollar General 3.875% 4/15/27	145,000	151,510

		224,931

Semiconductors–0.04%
QUALCOMM 4.65% 5/20/35	105,000	113,197

		113,197

Software–0.03%
Microsoft 4.10% 2/6/37	70,000	78,312

		78,312

Telecommunications–0.52%
AT&T 5.25% 3/1/37	665,000	705,439
Deutsche Telekom International Finance 2.485% 9/19/23	150,000	145,510
Telefonica Emisiones 5.213% 3/8/47	150,000	170,902
Verizon Communications
3.45% 3/15/21	215,000	221,721
5.25% 3/16/37	140,000	154,434

		1,398,006

Transportation–0.09%
Burlington Northern Santa Fe 4.70% 9/1/45	135,000	158,549
Ryder System 2.45% 9/3/19	75,000	75,112

		233,661

Trucking & Leasing–0.13%
Aviation Capital Group
2.875% 9/17/18	10,000	10,035
4.875% 10/1/25	175,000	190,424

LVIP JPMorgan Retirement Income Fund–11

LVIP JPMorgan Retirement Income Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Trucking & Leasing (continued)
Penske Truck Leasing 4.20% 4/1/27	140,000	$ 145,796

		346,255

Total Corporate Bonds (Cost $18,230,975)		18,735,122

NON-AGENCY ASSET-BACKED SECURITIES–1.84%
AEP Texas Central Transition Funding II Series 2006-A A4 5.17% 1/1/18	20,012	20,016
Avis Budget Rental Car Funding AESOP
Series 2013-1A A 1.92% 9/20/19	190,000	189,710
Series 2014-1A A 2.46% 7/20/20	240,000	240,342
CarMax Auto Owner Trust Series 2017-3 B 2.44% 2/15/23	300,000	297,802
CNH Equipment Trust
•Series 2016-B A2B 1.877% (LIBOR01M + 0.40%) 10/15/19	11,748	11,754
Series 2016-B B 2.20% 10/15/23	575,000	571,482
Discover Card Execution Note Trust
•Series 2014-A1 A1 1.907% (LIBOR01M + 0.43%) 7/15/21	200,000	200,684
•Series 2017-A1 A1 1.967% (LIBOR01M + 0.49%) 7/15/24	185,000	186,417
Drive Auto Receivables Trust Series 2017-2 B 2.25% 6/15/21	284,000	284,120
DT Auto Owner Trust
Series 2017-3A B 2.40% 5/17/21	107,000	106,679
Series 2017-4A B 2.44% 1/15/21	123,000	122,777
Flagship Credit Auto Trust Series 2017-2 B 2.57% 4/15/23	90,000	89,616
Ford Credit Auto Owner Trust Series 2016-2 A 2.03% 12/15/27	325,000	320,306
•Golden Credit Card Trust Series 2014-2A A 1.927% (LIBOR01M + 0.45%) 3/15/21	100,000	100,386
HERO Funding Trust
Series 2016-2A A 3.75% 9/20/41	150,194	152,459
Series 2016-3A A1 3.08% 9/20/42	165,363	163,199

	Principal Amount°	Value (U.S. $)

NON-AGENCY ASSET-BACKED SECURITIES (continued)
Hyundai Auto Lease Securitization Trust Series 2016-C A3 1.49% 2/18/20	125,000	$124,600
•Mercedes-Benz Master Owner Trust Series 2016-AA A 2.057% (LIBOR01M + 0.58%) 5/15/20	135,000	135,242
•Navistar Financial Dealer Note Master Owner Trust II Series 2016-1 A 2.902% (LIBOR01M + 1.35%) 9/27/21	90,000	90,529
Nissan Auto Lease Trust Series 2016-B A3 1.50% 7/15/19	100,000	99,708
•PFS Financing Series 2015-AA A 2.097% (LIBOR01M + 0.62%) 4/15/20	100,000	100,103
Synchrony Credit Card Master Note Trust Series 2015-2 A 1.60% 4/15/21	135,000	134,914
Towd Point Mortgage Trust
•Series 2015-5 A1B 2.75% 5/25/55	85,326	85,346
•Series 2015-6 A1B 2.75% 4/25/55	93,013	92,915
•Series 2016-1 A1B 2.75% 2/25/55	57,815	57,829
•Series 2016-2 A1 3.00% 8/25/55	68,154	68,627
•Series 2016-3 A1 2.25% 4/25/56	78,383	77,634
Verizon Owner Trust Series 2016-2A A 1.68% 5/20/21	115,000	114,213
World Financial Network Credit Card Master Trust Series 2017-B A 1.98% 6/15/23	683,000	680,321

Total Non-Agency Asset-Backed Securities (Cost $4,937,458)		4,919,730

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–0.39%
JPMorgan Mortgage Trust
•Series 2014-2 B1 3.427% 6/25/29	73,169	73,873
•Series 2014-2 B2 3.427% 6/25/29	73,169	73,375
•Series 2014-IVR6 2A4 2.50% 7/25/44	100,000	100,027
•Series 2015-4 B1 3.626% 6/25/45	94,512	94,949
•Series 2015-4 B2 3.626% 6/25/45	94,512	92,956
•Series 2015-6 B1 3.617% 10/25/45	94,190	93,897
•Series 2015-6 B2 3.617% 10/25/45	94,190	91,469

LVIP JPMorgan Retirement Income Fund–12

LVIP JPMorgan Retirement Income Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
JPMorgan Mortgage Trust (continued)
•Series 2016-4 B1 3.901% 10/25/46	97,251	$ 99,238
•Series 2016-4 B2 3.901% 10/25/46	97,252	98,966
New Residential Mortgage Loan Trust
•Series 2016-4A A1 3.75% 11/25/56	77,610	79,301
•Series 2017-1A A1 4.00% 2/25/57	80,843	83,246
•Sequoia Mortgage Trust Series 2014-2 A4 3.50% 7/25/44	58,946	59,819

Total Non-Agency Collateralized Mortgage Obligations (Cost $1,030,064)		1,041,116

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–3.29%
CD Mortgage Trust
Series 2016-CD2 A3 3.248% 11/10/49	200,000	202,794
•Series 2016-CD2 A4 3.526% 11/10/49	105,000	108,394
CFCRE Commercial Mortgage Trust Series 2016-C7 A3 3.839% 12/10/54	90,000	93,962
Citigroup Commercial Mortgage Trust
Series 2014-GC25 A4 3.635% 10/10/47	195,000	202,784
Series 2015-GC27 A5 3.137% 2/10/48	215,000	216,697
Series 2016-P3 A4 3.329% 4/15/49	145,000	147,550
Series 2016-P5 A4 2.941% 10/10/49	130,000	128,637
COMM Mortgage Trust
Series 2013-CR6 AM 3.147% 3/10/46	145,000	145,739
Series 2013-WWP A2 3.424% 3/10/31	100,000	103,720
Series 2014-CR19 A5 3.796% 8/10/47	100,000	104,904
Series 2014-CR20 AM 3.938% 11/10/47	340,000	350,962
Series 2015-3BP A 3.178% 2/10/35	400,000	402,869
Series 2015-CR23 A4 3.497% 5/10/48	135,000	138,821
DB-JPM Mortgage Trust Series 2016-C1 A4 3.276% 5/10/49	250,000	253,390

	Principal Amount°	Value (U.S. $)

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
DB-JPM Mortgage Trust (continued)
Series 2016-C3 A5 2.89% 9/10/49	160,000	$ 157,754
•DB-UBS Mortgage Trust Series 2011-LC1A C 5.698% 11/10/46	300,000	321,393
GRACE Mortgage Trust
Series 2014-GRCE A 3.369% 6/10/28	1,190,000	1,220,554
Series 2014-GRCE B 3.52% 6/10/28	200,000	202,906
GS Mortgage Securities Trust
Series 2015-GC32 A4 3.764% 7/10/48	105,000	110,376
Series 2017-GS5 A4 3.674% 3/10/50	210,000	219,777
Houston Galleria Mall Trust Series 2015-HGLR A1A2 3.087% 3/5/37	160,000	158,443
JPM-BB Commercial Mortgage Securities Trust Series 2015-C32 A5 3.598% 11/15/48	225,000	233,232
Series 2015-C33 A4 3.77% 12/15/48	340,000	356,139
JPM-DB Commercial Mortgage Securities Trust Series 2016-C2 A4 3.144% 6/15/49	275,000	275,983
JPMorgan Chase Commercial Mortgage Securities Trust
•Series 2005-CB11 E 5.525% 8/12/37	60,000	61,358
Series 2013-LC11 B 3.499% 4/15/46	130,000	129,369
Series 2015-JP1 A5 3.914% 1/15/49	130,000	137,494
Series 2016-JP2 A4 2.822% 8/15/49	310,000	303,557
Series 2016-JP2 AS 3.056% 8/15/49	210,000	204,190
•Series 2016-JP3 B 3.397% 8/15/49	60,000	58,421
Series 2016-WIKI A 2.798% 10/5/31	75,000	75,085
Series 2016-WIKI B 3.201% 10/5/31	115,000	115,440
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-C17 A5 3.741% 8/15/47	135,000	141,092
Series 2015-C23 A4 3.719% 7/15/50	440,000	459,931
Series 2015-C26 A5 3.531% 10/15/48	140,000	144,681

LVIP JPMorgan Retirement Income Fund–13

LVIP JPMorgan Retirement Income Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Bank of America Merrill Lynch Trust (continued)
Series 2016-C29 A4 3.325% 5/15/49	130,000	$ 132,157
Wells Fargo Commercial Mortgage Trust
Series 2015-NXS3 A4 3.617% 9/15/57	250,000	259,471
Series 2016-BNK1 A3 2.652% 8/15/49	205,000	198,554
•Series 2017-RB1 XA 1.285% 3/15/50	1,471,342	136,427
WF-RBS Commercial Mortgage Trust
Series 2012-C10 A3 2.875% 12/15/45	130,000	130,491
Series 2013-C12 A4 3.198% 3/15/48	260,000	265,281

Total Non-Agency Commercial Mortgage-Backed Securities (Cost $8,914,541)		8,810,779

ΔSOVEREIGN BOND–0.10%

Mexico–0.10%
Mexico Government International Bond 3.625% 3/15/22	250,000	260,375

Total Sovereign Bond (Cost $262,188)		260,375

	Principal Amount°	Value (U.S. $)

U.S. TREASURY OBLIGATIONS–8.56%
U.S. Treasury Bonds
2.25% 8/15/46	600,000	$ 541,266
2.50% 5/15/46	500,000	475,645
2.875% 8/15/45	650,000	666,783
3.875% 8/15/40	1,350,000	1,626,987
5.375% 2/15/31	1,000,000	1,329,043
U.S. Treasury Notes
¥0.75% 1/31/18	1,385,000	1,384,483
1.375% 5/31/20	2,000,000	1,974,688
1.50% 3/31/23	1,750,000	1,687,349
1.625% 11/15/22	2,000,000	1,949,258
1.625% 5/15/26	2,000,000	1,884,102
1.75% 10/31/20	1,500,000	1,491,738
1.75% 3/31/22	1,500,000	1,475,625
1.875% 1/31/22	220,000	217,744
1.875% 3/31/22	175,000	173,048
2.00% 11/15/21	1,500,000	1,495,723
2.00% 11/15/26	10,000	9,679
2.25% 2/15/27	1,750,000	1,727,339
2.375% 5/15/27	1,750,000	1,745,283
^U.S. Treasury Strip Coupon 2.599% 2/15/33	1,600,000	1,077,216

Total U.S. Treasury Obligations (Cost $23,141,364)		22,932,999

TOTAL VALUE OF SECURITIES–99.58% (Cost $259,557,976)	266,695,756
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.42%	1,129,169

NET ASSETS APPLICABLE TO 18,910,493 SHARES OUTSTANDING–100.00%	$ 267,824,925

NET ASSET VALUE PER SHARE–LVIP JPMORGAN RETIREMENT INCOME FUND STANDARD CLASS ($223,078,700 / 15,750,694 Shares)	$ 14.163

NET ASSET VALUE PER SHARE–LVIP JPMORGAN RETIREMENT INCOME FUND SERVICE CLASS ($44,746,225 / 3,159,799 Shares)	$ 14.161

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2017:
Shares of beneficial interest (unlimited authorization–no par)	$ 227,103,771
Undistributed net investment income	221,577
Accumulated net realized gain on investments	33,052,426
Net unrealized appreciation of investments, foreign currencies and derivatives	7,447,151

TOTAL NET ASSETS	$ 267,824,925

◇	Class R-6 shares.

Δ	Securities have been classified by country of origin.

†	Non-income producing.

•

Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

LVIP JPMorgan Retirement Income Fund–14

LVIP JPMorgan Retirement Income Fund

Statement of Net Assets (continued)

µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2017. Rate will reset at a future date.

*	Interest only security. An interest only security is the interest only portion of a fixed income security which is sold separately from the principal portion of the security.

^	Zero coupon security. The rate shown is the yield at the time of purchase.

«

Includes $1,042 variation margin due from broker on futures contracts, $141,948 payable for fund shares redeemed, $2,088 expense reimbursement receivable from manager, $99,936 due to manager and affiliates and $67,423 other accrued expenses payable as of December 31, 2017.

◆

Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

¥	Fully or partially pledged as collateral for futures contracts.

The following futures contracts were outstanding at December 31, 2017:1

Futures Contracts

Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation	Value/ Unrealized Depreciation
Equity Contracts:
75	E-mini MSCI EAFE Index	$7,670,625	$7,507,450	3/19/18	$163,175	$ —
46	E-mini MSCI Emerging Markets Index	2,676,510	2,566,780	3/19/18	109,730	—
11	E-mini S&P 500 Index	1,471,800	1,453,232	3/19/18	18,568	—
59	Euro STOXX 50 Index	2,472,735	2,535,046	3/19/18	—	(62,311)
(7)	FTSE 100 Index	(721,871)	(692,726)	3/19/18	—	(29,145)
22	Topix Index	3,547,726	3,459,965	3/8/18	87,761	—
					379,234	(91,456)
Interest Rate Contracts:
27	Australia 10 yr Bonds	2,720,938	2,742,386	3/16/18	—	(21,448)
(21)	Euro-Bund	(4,073,827)	(4,120,894)	3/9/18	47,067	—
(44)	U.S. Treasury 2 yr Notes	(9,420,812)	(9,434,472)	3/30/18	13,660	—
(40)	U.S. Treasury 5 yr Notes	(4,646,563)	(4,662,729)	3/30/18	16,166	—
53	U.S. Treasury 10 yr Notes	6,574,484	6,610,210	3/21/18	—	(35,726)
					76,893	(57,174)
Total Futures Contracts					$456,127	$(148,630)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

Summary of Abbreviations:

ARM–Adjustable Rate Mortgage

BB–Barclays Bank

DB–Deutsche Bank

EAFE–Europe Australasia Far East

ETF–Exchange-Traded Fund

FTSE–Financial Times Stock Exchange

FREMF–Freddie Mac Multifamily

GNMA–Government National Mortgage Association

GS–Goldman Sachs

GSCI–Goldman Sachs Commodity Index

ICE–Intercontinental Exchange

JPM–JPMorgan

LIBOR–London Interbank Offered Rate

LIBOR01M–ICE LIBOR USD 1 Month

LIBOR12M–ICE LIBOR USD 12 Month

LVIP JPMorgan Retirement Income Fund–15

LVIP JPMorgan Retirement Income Fund

Statement of Net Assets (continued)

Summary of Abbreviations (Continued):

MSCI–Morgan Stanley Capital International

RBS–Royal Bank of Scotland

REMICs–Real Estate Mortgage Investment Conduits

S&P–Standard and Poor’s

S.F.–Single Family

TIPS–Treasury Inflation-Protected Securities

USD–United States Dollar

WF–Wells Fargo

yr–Year

See accompanying notes, which are an integral part of the financial statements.

LVIP JPMorgan Retirement Income Fund–16

LVIP JPMorgan Retirement Income Fund

Statement of Operations

Year Ended December 31, 2017

INVESTMENT INCOME:
Dividends	$3,911,450
Interest	3,545,141
Foreign tax withheld	(34,891)

7,421,700

EXPENSES:
Management fees	2,013,708
Distribution fees-Service Class	106,994
Reports and statements to shareholders	96,152
Professional fees	78,620
Accounting and administration expenses	65,689
Shareholder servicing fees	52,226
Pricing fees	52,143
Custodian fees	11,318
Trustees’ fees and expenses	7,463
Consulting fees	2,623
Other	3,968

2,490,904
Less:
Management fees waived	(772,753)
Expenses reimbursed	(155,275)
Expenses paid indirectly	(131)

Total operating expenses	1,562,745

NET INVESTMENT INCOME	5,858,955

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments*	38,313,158
Distributions from investment companies	1,399,289
Foreign currencies	(264,291)
Foreign currency exchange contracts	60,505
Futures contracts	1,032,053
Options purchased	(2,135)
Swap contracts	(93,519)

Net realized gain	40,445,060

Net change in unrealized appreciation (depreciation) of:
Investments**	(18,823,153)
Foreign currencies	12,668
Foreign currency exchange contracts	(16,198)
Futures contracts	324,514
Swap contracts	16,258

Net change in unrealized appreciation (depreciation)	(18,485,911)

NET REALIZED AND UNREALIZED GAIN	21,959,149

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$27,818,104

*Includes $1,978 capital gains taxes paid.

**Includes $377 decrease in capital gains taxes accrued.

See accompanying notes, which are an integral part of the financial statements.

LVIP JPMorgan Retirement Income Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/17	12/31/16

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$5,858,955	$5,881,260
Net realized gain	40,445,060	5,906,532
Net change in unrealized appreciation (depreciation)	(18,485,911)	1,087,450

Net increase in net assets resulting from operations	27,818,104	12,875,242

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(5,429,201)	(5,736,151)
Service Class	(984,144)	(950,393)
Net realized gain:
Standard Class	(7,693,793)	(8,273,975)
Service Class	(1,511,960)	(1,497,334)

	(15,619,098)	(16,457,853)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	4,988,735	7,229,526
Service Class	5,664,255	2,895,282
Reinvestment of dividends and distributions:
Standard Class	13,122,994	14,010,126
Service Class	2,496,104	2,447,727

	26,272,088	26,582,661

Cost of shares redeemed:
Standard Class	(32,010,309)	(38,935,112)
Service Class	(6,871,658)	(7,113,771)

	(38,881,967)	(46,048,883)

Decrease in net assets derived from capital share transactions	(12,609,879)	(19,466,222)

NET DECREASE IN NET ASSETS	(410,873)	(23,048,833)
NET ASSETS:
Beginning of year	268,235,798	291,284,631

End of year	$267,824,925	$268,235,798

Undistributed (distributions in excess of) net investment income	$221,577	$(144,799)

See accompanying notes, which are an integral part of the financial statements.

LVIP JPMorgan Retirement Income Fund–17

LVIP JPMorgan Retirement Income Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP JPMorgan Retirement Income Fund Standard Class Year Ended
	12/31/17[1]	12/31/16	12/31/15	12/31/14[2]	12/31/13

Net asset value, beginning of period	$13.548	$13.751	$14.896	$15.257	$14.502

Income (loss) from investment operations:
Net investment income[3]	0.316	0.297	0.348	0.402	0.378
Net realized and unrealized gain (loss)	1.162	0.353	(0.491)	0.342	0.963

Total from investment operations	1.478	0.650	(0.143)	0.744	1.341

Less dividends and distributions from:
Net investment income	(0.359)	(0.352)	(0.402)	(0.411)	(0.329)
Net realized gain	(0.504)	(0.501)	(0.600)	(0.694)	(0.257)

Total dividends and distributions	(0.863)	(0.853)	(1.002)	(1.105)	(0.586)

Net asset value, end of period	$14.163	$13.548	$13.751	$14.896	$15.257

Total return[4]	10.96%	4.71%	(0.94% )	4.88%	9.34%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$223,079	$226,619	$247,317	$283,263	$299,595
Ratio of expenses to average net assets[5]	0.54%	0.73%	0.73%	0.73%	0.73%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.89%	0.88%	0.88%	0.87%	0.88%
Ratio of net investment income to average net assets	2.22%	2.13%	2.33%	2.58%	2.51%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.87%	1.97%	2.18%	2.44%	2.36%
Portfolio turnover	192%	161%	140%	142%	159%

[1]	Effective May 1, 2017, J.P. Morgan Investment Management, Inc. replaced Delaware Investments Fund Advisers and Jackson Square Partners, LLC as the Fund’s sub-adviser.

[2]	Effective October 1, 2014, Jackson Square Partners, LLC was added as a sub-adviser to the Fund.

[3]	The average shares outstanding method has been applied for per share information.

[4]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP JPMorgan Retirement Income Fund–18

LVIP JPMorgan Retirement Income Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP JPMorgan Retirement Income Fund Service Class
	Year Ended
	12/31/17[1]	12/31/16	12/31/15	12/31/14[2]	12/31/13
Net asset value, beginning of period	$ 13.548	$13.751	$14.895	$15.257	$14.503

Income (loss) from investment operations:
Net investment income[3]	0.281	0.262	0.310	0.362	0.340
Net realized and unrealized gain (loss)	1.159	0.353	(0.489)	0.342	0.962

Total from investment operations	1.440	0.615	(0.179)	0.704	1.302

Less dividends and distributions from:
Net investment income.	(0.323)	(0.317)	(0.365)	(0.372)	(0.291)
Net realized gain	(0.504)	(0.501)	(0.600)	(0.694)	(0.257)

Total dividends and distributions.	(0.827)	(0.818)	(0.965)	(1.066)	(0.548)

Net asset value, end of period	$ 14.161	$13.548	$ 13.751	$14.895	$15.257

Total return[4]	10.68%	4.45%	(1.18% )	4.61%	9.07%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$44,746	$41,617	$43,968	$47,038	$47,560
Ratio of expenses to average net assets[5]	0.79%	0.98%	0.98%	0.98%	0.98%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	1.14%	1.13%	1.13%	1.12%	1.13%
Ratio of net investment income to average net assets	1.97%	1.88%	2.08%	2.33%	2.26%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed.	1.62%	1.72%	1.93%	2.19%	2.11%
Portfolio turnover	192%	161%	140%	142%	159%

[1]	Effective May 1, 2017, J.P. Morgan Investment Management, Inc. replaced Delaware Investments Fund Advisers and Jackson Square Partners, LLC as the Fund’s sub-adviser.

[2]	Effective October 1, 2014, Jackson Square Partners, LLC was added as a sub-adviser to the Fund.

[3]	The average shares outstanding method has been applied for per share information.

[4]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP JPMorgan Retirement Income Fund–19

LVIP JPMorgan Retirement Income Fund

Notes to Financial Statements

December 31, 2017

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 92 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP JPMorgan Retirement Income Fund (formerly LVIP Delaware Foundation® Conservative Allocation Fund) (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund operates under a fund of funds structure and invests a substantial portion of its assets in open-end investment companies, including exchange-traded funds (“ETFs”), advised by J.P. Morgan or other unaffiliated managers (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. In addition to investment company investments, the Fund may also invest in individual securities. Financial statements for the Underlying Funds can be found at www.sec.gov.

The Fund’s investment objective is to seek to provide current income and some capital appreciation.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–Equity securities and exchange-traded funds (“ETFs”), except those traded on the Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security or ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sale price on the valuation date. Open-end investment companies are valued at their published net asset value (“NAV”). Investments in government money market funds have a stable NAV. U.S. government and agency securities are valued at the mean between their bid and ask prices, which approximates fair value. Other debt securities and credit default swap (“CDS”) contracts are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Valuations for fixed income securities, including short-term debt securities, utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sales price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended December 31, 2017 and for all open tax years (years ended December 31, 2014–December 31, 2016), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2017, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

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Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

To Be Announced Securities (TBA)–The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally separates the portion of realized gains and losses on investments in debt securities resulting from changes in foreign exchange rates from that which is due to changes in market prices of debt securities. Gains or losses attributable to changes in foreign exchange rates are included in the Statement of Operations under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, these changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Income and capital gains distributions from the Underlying Funds are recorded on the ex-dividend date. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates. Withholding taxes on foreign dividends and interest are recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of the distributions by the issuer or management estimate. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. Such commission rebates are included in “Net realized gain from investments” on the Statement of Operations and totaled $37 for the year ended December 31, 2017. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund receives earning credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this agreement is included in “Custodian fees” on the Statement of Operations with the corresponding expense offset shown as “Expenses paid indirectly.”

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.75% of the average daily net assets of the Fund. The fee is calculated daily and paid monthly. The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds. LIAC has contractually agreed to waive a portion of its advisory fee. Effective May 1, 2017, the waiver amount is 0.38% of the Fund’s average daily net assets. This agreement will continue

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Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

through at least April 30, 2018, and cannot be terminated before that date without the mutual agreement of the Trust’s Board and LIAC. Prior to May 1, 2017, the waiver amount was 0.10% of the Fund’s average daily net assets.

Effective May 1, 2017, LIAC has contractually agreed to waive its fees and/or reimburse the Fund to the extent that the Fund’s annual operating expenses exceed 0.45% of the Fund’s average daily net assets for the Standard Class and 0.70% for the Service Class. This agreement will continue through at least April 30, 2018, and cannot be terminated before that date without the mutual agreement of the Board and LIAC. Prior to May 1, 2017, LIAC had contractually agreed to waive its fees and/or reimburse the Fund to the extent that the Fund’s annual operating expenses exceed 0.73% the Fund’s average daily net assets for the Standard Class and 0.98% for the Service Class.

Effective May 1, 2017, J.P. Morgan Investment Management, Inc. (“JPM”) is responsible for the day-to-day management of the Fund’s investment portfolio. Prior to May 1, 2017, Delaware Investments Fund Advisers (“DIFA”) and Jackson Square Partners, LLP (“JSP”) were responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays or paid JPM, DIFA and JSP a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2017, costs for these administrative and legal services were as follows:

Administrative	$15,335
Legal	2,686

Lincoln Life also provides certain contract holder and additional corporate services to the Fund. Effective May 1, 2017, the Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund’s average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $66,937 for the year ended December 31, 2017.

The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.

In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds and ETFs in which it invests. Because each of the Underlying Funds and ETFs has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds and ETFs at different times, the amount of fees and expenses incurred indirectly will vary.

At December 31, 2017, the Fund had receivables from and liabilities payable to affiliates as follows:

Expense reimbursement receivable from LIAC	$2,088
Management fees payable to LIAC	83,975
Distribution fees payable to LFD	9,379
Shareholder servicing fees payable to Lincoln Life	6,582

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2017, the Fund engaged in securities sales of $26,157, which resulted in capital gains of $7,663.

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

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Notes to Financial Statements (continued)

3. Investments

For the year ended December 31, 2017, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than U.S. government securities	$435,904,795
Purchases of U.S. government securities	68,061,966
Sales other than U.S. government securities	472,920,334
Sales of U.S. government securities	50,813,225

At December 31, 2017, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:

Cost of investments and derivatives	$259,889,058

Aggregate unrealized appreciation of investments and derivatives	$ 8,591,267
Aggregate unrealized depreciation of investments and derivatives	(1,477,072)

Net unrealized appreciation and derivatives	$ 7,114,195

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

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Notes to Financial Statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2017:

	Level 1	Level 2	Total
Investments:

Assets:
Investment Companies	$192,149,624	$—	$192,149,624
Agency Collateralized Mortgage Obligations	—	7,382,224	7,382,224
Agency Commercial Mortgage-Backed Securities	—	3,838,392	3,838,392
Agency Mortgage-Backed Securities	—	6,625,395	6,625,395
Corporate Bonds	—	18,735,122	18,735,122
Non-Agency Asset-Backed Securities	—	4,919,730	4,919,730
Non-Agency Collateralized Mortgage Obligations	—	1,041,116	1,041,116
Non-Agency Commercial Mortgage-Backed
Securities	—	8,810,779	8,810,779
Sovereign Bond	—	260,375	260,375
U.S. Treasury Obligations	—	22,932,999	22,932,999

Total Investments	$192,149,624	$74,546,132	$266,695,756

Derivatives:

Assets:
Futures Contracts	$456,127	$—	$456,127

Liabilities:
Futures Contracts	$(148,630)	$—	$(148,630)

There were no level 3 investments at the end of the period.

During the year ended December 31, 2017, there were no material transfers between Level 1 investments, Level 2 investments or Level 3 investments. This does not include transfers between Level 1 investments and Level 2 investments that resulted from the Fund’s use of international fair value pricing during the period. In accordance with the fair value procedures described in Note 1, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2017 and 2016 was as follows:

	Year Ended
	12/31/17	12/31/16
Ordinary income	$10,572,235	$6,751,645
Long-term capital gains	5,046,863	9,706,208

Total	$15,619,098	$16,457,853

5. Components of Net Assets on a Tax Basis

As of December 31, 2017, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$227,103,771
Undistributed ordinary income	1,010,851
Undistributed long-term capital gains	32,596,108
Net unrealized appreciation	7,114,195

Net assets	$267,824,925

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales, mark-to-market of futures contracts, tax treatment of market discount and premium on debt instruments and tax treatment of swap contracts.

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Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of passive foreign investment companies, market discount and premium on certain debt instruments, tax treatment of gain (loss) on foreign currency transactions, contingent payment debt instruments, CDS contracts, capital gain tax, distributions received from Underlying Funds and paydown gain (loss) on asset- and mortgage-backed securities. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2017, the Fund recorded the following reclassifications.

Undistributed Net Investment Income	Accumulated Net Realized Gain on Investments
$920,766	$(920,766)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/17	12/31/16
Shares sold:
Standard Class	349,575	516,503
Service Class	399,302	208,236
Shares reinvested:
Standard Class	922,178	1,016,817
Service Class	175,516	177,726

	1,846,571	1,919,282

Shares redeemed:
Standard Class	(2,247,883)	(2,792,174)
Service Class	(486,868)	(511,486)

	(2,734,751)	(3,303,660)

Net decrease	(888,180)	(1,384,378)

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

During the year ended December 31, 2017, the Fund used foreign currency exchange contracts to hedge the U.S. dollar value of securities it already owned that were denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. No foreign currency exchange contracts were outstanding at December 31, 2017.

Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund’s investments; to facilitate investments in portfolio securities; and to reduce cost. In addition, the Fund may take long or short positions in futures to seek to control overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government

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Notes to Financial Statements (continued)

7. Derivatives (continued)

securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees against default. At December 31, 2017, the Fund pledged securities with a value of $1,384,483 as collateral for futures contracts.

During the year ended December 31, 2017, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to facilitate investments in portfolio securities and to reduce transaction costs.

Options Contracts–During the year ended December 31, 2017, The Fund may enter into options contracts in the normal course of pursuing its investment objective and strategies. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; to facilitate investments in portfolio securities; as a cash management tool; and to generate income. The Fund may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid at the close of the transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change.

During the year ended December 31, 2017, the Fund used options contracts to manage the Fund’s exposure to changes in foreign currencies; to adjust the Fund’s overall exposure to certain markets and to protect the value of portfolio securities.

No options contracts were outstanding at December 31, 2017.

There were no transactions in options written during the year ended December 31, 2017.

Swap Contracts–The Fund enters into interest rate swap contracts and CDS contracts in the normal course of pursuing its investment objective and strategies. The Fund may use interest rate swaps to manage the Fund’s sensitivity to interest rates or hedge against changes in interest rates. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return, or to gain exposure to certain securities or markets.

Interest Rate Swaps-An interest rate swap contract is an exchange of interest rates between counterparties. An interest rate swap generally involves one party making payments based on a fixed interest rate in return for payments from a counterparty based on a variable or floating interest rate. The Fund may enter into either side of such swap contract. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from (paid to) the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by (1) for bilateral swap contracts having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for cleared swaps, trading these instruments through a central counterparty. No interest rate swap contracts were outstanding at December 31, 2017.

During the year ended December 31, 2017, the Fund used interest rate swap contracts to manage the Fund’s sensitivity to interest rates or to hedge against changes in interest rates.

Credit Default Swaps–A CDS contract is a risk-transfer instrument through which one party (a purchaser of protection) transfers to another party (a seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular referenced security or basket of securities, such as an index. In exchange for the protection offered by the seller of protection, the purchaser of protection

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Notes to Financial Statements (continued)

7. Derivatives (continued)

agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the counterparty the agreed-upon value for the reference security or basket of securities. Credit events generally include, among others, bankruptcy, failure to pay and obligation default.

During the year ended December 31, 2017, the Fund entered into CDS contracts as a purchaser and seller of protection. Periodic payments (receipts) on CDS contracts are accrued daily and recorded as realized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of a CDS contract. Initial margin and variation margin is posted to a central counterparty for centrally cleared CDS basket trades, as determined by the applicable central counterparty. At December 31, 2017, the Fund had no CDS contracts outstanding.

During the year ended December 31, 2017, the Fund used CDS contracts to hedge against credit events.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and for centrally cleared swaps, by trading these instruments through a central counterparty.

Swaps Generally-The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Statement of Net Assets.

Fair values of derivative instruments as of December 31, 2017 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	379,234	Receivables and other assets net of liabilities	(91,456)
Futures contracts (Interest rate contracts)	Receivables and other assets net of liabilities	76,893	Receivables and other assets net of liabilities	(57,174)

Total		$456,127		$(148,630)

LVIP JPMorgan Retirement Income Fund–27

LVIP JPMorgan Retirement Income Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2017 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$ 60,505	$(16,198)
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	1,281,457	287,778
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(249,404)	36,736
Options contracts (Currency contracts)	Net realized gain (loss) from options purchased and net change in unrealized appreciation (depreciation) of options purchased	(2,135)	—
Swap contracts (Credit contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	(61,548)	1,266
Swap contracts (Interest rate contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	(31,971)	14,992
Total		$ 996,904	$324,574

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2017.

	Long Derivative Volume		Short Derivative Volume
Forward foreign currency contracts (average cost)	USD	308,639	USD	604,167
Futures contracts (average notional value)	USD	16,567,868	USD	15,675,138
Options contracts (average value)	USD	83	USD	—
CDS contracts (average notional value)*	USD	345,867	USD	—
Interest rate swap contracts (average notional value)**	USD	—	USD	243,267

*Long represents buying protection and short represents selling protection.

**Long represents paying floating interest payments and short represents receiving floating interest payments.

In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

At December 31, 2017, the Fund had no open derivatives subject to offsetting provisions.

8. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

LVIP JPMorgan Retirement Income Fund–28

LVIP JPMorgan Retirement Income Fund

Notes to Financial Statements (continued)

8. Credit and Market Risk (continued)

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

The Fund invests in fixed income securities whose values are derived from an underlying pool of mortgages or consumer loans. The values of these securities are sensitive to changes in economic conditions, including delinquencies and defaults, and may be adversely affected by changes in interest rates and shifts in the market’s perception of issuers. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (“CMOs”). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on a CMO’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Financial Services LLC or Ba or lower by Moody’s Investors Service, Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2017. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to LIAC the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of loss to be remote.

10. Recent Regulatory Reporting Updates

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amended Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. As of August 1, 2017, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.

11. Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not

LVIP JPMorgan Retirement Income Fund–29

LVIP JPMorgan Retirement Income Fund

Notes to Financial Statements (continued)

11. Recent Accounting Pronouncements (continued)

require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

12. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP JPMorgan Retirement Income Fund–30

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of LVIP JPMorgan Retirement Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of LVIP JPMorgan Retirement Income Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”) as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.

Philadelphia, Pennsylvania

February 22, 2018

LVIP JPMorgan Retirement Income Fund–31

LVIP JPMorgan Retirement Income Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2017, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)	(B) Long-Term Capital Gain Distributions (Tax Basis)	Total Distributions (Tax Basis)
67.69%	32.31%	100.00%

A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 22-23 and September 11-12, 2017, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various sub-advisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the sub-advisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the sub-advisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information (including total return and standard deviation) provided by Morningstar for the standard class of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2017. The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Funds, and had delegated those duties to unaffiliated sub-advisers responsible for investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the sub-adviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the sub-advisers’ investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC

LVIP JPMorgan Retirement Income Fund–32

LVIP JPMorgan Retirement Income Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

had implemented an advisory fee waiver through April 30, 2018. The Board noted that the investment management fees were higher than the median investment management fee of the Morningstar peer group. The Board considered that the Fund’s net expense ratio was within range of the net expense ratio of the Morningstar peer group median. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver and an expense limitation through April 30, 2018 and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.

LVIP JPMorgan Retirement Income Fund–33

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.

The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.

The term Fund Complex includes the 92 series of Lincoln Variable Insurance Products Trust.

Interested Trustee

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	Formerly: Lincoln Advisors Trust

* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of both the Advisor and The Lincoln National Life Insurance Company, the parent company of the Trust’s Adviser.

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Steve A. Cobb**	Trustee	Since January	Managing Director, CID Capital (private	92	Formerly: Lincoln
1300 S. Clinton Street		2013	equity firm)		Advisors
Fort Wayne, IN 46802					Trust
YOB: 1971

Elizabeth S. Hager	Trustee	Since April 2007	Retired; Formerly: State Representative, State	92	Formerly: Lincoln
1300 S. Clinton Street			of New Hampshire; Executive Director, United		Advisors
Fort Wayne, IN 46802			Way of Merrimack County; Executive Vice		Trust
YOB: 1944			President, Granite United Way

Gary D. Lemon, Ph.D.	Trustee	Since February	Professor of Economics and Management,	92	Formerly: Lincoln
1300 S. Clinton Street		2006; Formerly:	DePauw University; Formerly: James W.		Advisors
Fort Wayne, IN 46802		Advisory Trustee	Emison Director of the Robert C. McDermond		Trust
YOB: 1948		(November 2004	Center for Management and
		to February	Entrepreneurship
		2006 )

Thomas A. Leonard	Trustee	Since December	Retired; Formerly: Partner of	92	Copeland Capital Trust
1300 S. Clinton Street		2013	PricewaterhouseCoopers LLP (accounting		since
Fort Wayne, IN 46802			firm)		2010 (mutual fund);
YOB: 1949					Formerly:
					AlphaOne Capital
					(2011-2013);
					Formerly: Lincoln
					Advisors Trust

LVIP JPMorgan Retirement Income Fund–34

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Charles I. Plosser*** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Public Governor for the Financial Industry Regulatory Authority (FINRA); Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	92	Rochester Gas and Electric Corporation

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Associated Grocers of New England (Director Emeritus); Formerly: Lincoln Trust Advisors

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	Formerly: Lincoln Advisors Trust

Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	92	St. Vincent Health; Formerly: Lincoln Advisors Trust

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	92	Formerly: Lincoln Advisors Trust

Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012	92	Trustee of FundVantage Trust

** Steve A. Cobb, is the son-in-law of Kenneth G. Stella.

*** Charles I. Plosser was appointed Trustee effective January 1, 2018.

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

Jayson R. Bronchetti	President	Since April 2016; Formerly: Vice President	President, Lincoln Investment Advisors
150 N. Radnor-Chester		August 2015 to April 2016	Corporation; Vice President and Head of Funds
Road			Management, The Lincoln National Life
Radnor, PA 19087			Insurance Company.
YOB: 1979

Jeffrey D. Coutts	Senior Vice	Since March 2012	Treasurer, Lincoln National Corporation;
1300 S. Clinton Street	President		Director, Lincoln Investment Advisors
Fort Wayne, IN 46802	and		Corporation; Formerly, Senior Vice President,
YOB: 1969	Treasurer		Insurance Solutions Financial Management, The
Lincoln National Life Insurance Company; Vice
President, Product Development, Employer
Markets Division, The Lincoln National Life
Insurance Company.

LVIP JPMorgan Retirement Income Fund–35

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.

Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Vice President, Secretary, and Chief Legal Officer	Since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President and Chief Compliance Officer, Lincoln National Corporation; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Deputy General Counsel, Janney Montgomery Scott LLC.

Matthew S. MacMillen	Vice	Since June 2015	Vice President, Lincoln Investment Advisors
150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	President		Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.

Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.

John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

LVIP JPMorgan Retirement Income Fund–36

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2017

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund

2017 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation

Subadvised by:	J.P. Morgan Investment Management Inc. SSGA Funds Management, Inc.

The Fund returned 14.69% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2017, while its benchmark, the Russell Midcap® Value Index1, returned 13.34% during the same period.

Because of expectations related to the pro-growth agenda espoused by newly-elected President Trump and U.S. Republicans, which included tax reform and less regulation, the US equity markets began 2017 positively as a continuation of the momentum experienced after Trump’s election in November 2016. Furthermore, economies outside of the U.S. largely continued accommodative monetary policies and, in many cases, expansionary fiscal policies, that were also supportive to non-U.S. equity markets from the outset of the year. As the year progressed, the International Monetary Fund (the “IMF”) upwardly revised economic growth estimates for many non-U.S. economies, including the European Union, Japan and many emerging market countries, with U.S economic growth being revised upward to a lesser extent. This synchronized global economic growth was the foundation for equity markets generating strong positive returns in 2017, along with non-U.S. equity markets outperforming U.S. equity markets for the first time since 2012 because many of those economies are in the early stages of an earnings recovery cycle. It is also notable that these returns were generated while encountering historically low volatility throughout the year.

As expected, the Federal Reserve continued its path toward normalization of interest rates, with three 25-basis point interest rate increases during 2017 that brought the target Fed Funds rate to 1.25% - 1.50%. Despite these increases to short-term interest rates and a forecast of continued increases in 2018 and beyond, longer term interest rates stayed stubbornly low as the U.S. 10-year Treasury yield ended 2017 seven basis points lower than the end of 2016, and actually spent most of the year even lower. This dynamic, combined with credit spreads steadily tightening throughout 2017, allowed the major fixed income indexes to register positive returns.

For the full year, there was wide dispersion across investment style and size. Growth stocks outperformed value stocks across most asset classes. Additionally, large caps outperformed small caps, with emerging market equities being the notable exception where small caps outperformed large caps. The Information Technology sector was the leading performer, by a wide margin, in the U.S equity markets, with Energy and Telecom being the notable laggards. An interesting dynamic that manifested itself seemed to be that one or two industries seemed to dominate positive returns within each sector. For example, refining led the energy sector by a wide margin, homebuilders and casinos led the consumer sector, etc.

The Fund invests primarily in mid cap value stocks, with a focus on high quality companies with durable franchises and strong management teams. The Fund will tend to be defensive in nature and will be underweight to cyclical businesses. The Fund is expected to outperform in down markets and may underperform in momentum-based or high beta rallies. Fund performance during 2017 benefited from stock selection and was in line with expectations for a domestic equity manager with a mid cap value orientation.

The volatility management overlay component of the Fund did not have a meaningful impact on relative performance during 2017. During the past year, global equity markets experienced historically low levels of volatility, which allowed for the Fund’s volatility management overlay to be less impactful to overall Fund results given that volatility management strategies are designed to add value in the bear market portion of market cycles.

Advised by:

Portfolio Managers:
Lincoln Investment Advisors Corporation:	Jay Shearon
Amritansh Tewary
Alex Zeng

JPMorgan Investment Management, Inc.:	Jason Alonzo Gloria Fu Phillip D. Hart Pavel Vaynshtok Lawrence Playford Jonathan K.L. Simon Dennis S. Ruhl

SSGA Funds Management, Inc.:	Timothy Furbush
Lorne Johnson
Michael Martel
Philip Lee

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–1

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund

2017 Annual Report Commentary (unaudited) (continued)

This chart illustrates, hypothetically, that $10,000 was invested in LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class shares on 12/31/07. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/17, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $17,936. For comparison, look at how the Russell Midcap® Value Index did over the same period. The same $10,000 investment would have increased to $23,888. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/17

Standard Class Shares
One Year	+ 14.69%
Five Years	+ 9.34%
Ten Years	+ 6.02%

Service Class Shares
One Year	+ 14.41%
Five Years	+ 9.07%
Ten Years	+ 5.75%

[1]	The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

Commencing May 1, 2010, Columbia Management Investment Advisors, LLC replaced Columbia Management Advisors, LLC as the Fund’s sub-adviser.

Commencing after close of business on September 21, 2012, J.P. Morgan Investment Management Inc. replaced Columbia Management Investment Advisors, LLC as the Fund’s sub-advisers.

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–2

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2017 to December 31, 2017

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Annualized Expense Ratio	Expenses Paid During Period 7/1/17 to 12/31/17*

Actual
Standard Class Shares	$1,000.00	$1,083.80	0.78%	$4.10
Service Class Shares	1,000.00	1,082.40	1.03%	5.41

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.27	0.78%	$3.97
Service Class Shares	1,000.00	1,020.01	1.03%	5.24

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–3

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund

Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)

As of December 31, 2017

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets

Common Stock	91.94%
Aerospace & Defense	0.86%
Airlines	0.47%
Auto Components	0.71%
Automobiles	0.18%
Banks	7.57%
Beverages	1.80%
Biotechnology	0.95%
Building Products	0.75%
Capital Markets	4.92%
Chemicals	0.97%
Commercial Services & Supplies	0.11%
Communications Equipment	0.92%
Construction & Engineering	0.35%
Consumer Finance	0.78%
Containers & Packaging	2.78%
Distributors	0.53%
Diversified Consumer Services	0.09%
Diversified Financial Services	0.02%
Diversified Telecommunication Services	0.08%
Electric Utilities	2.41%
Electrical Equipment	1.93%
Electronic Equipment, Instruments & Components	3.04%
Energy Equipment & Services	0.35%
Equity Real Estate Investment Trusts	7.97%
Food & Staples Retailing	1.09%
Food Products	1.39%
Gas Utilities	0.75%
Health Care Equipment & Supplies	1.01%
Health Care Providers & Services	4.87%
Hotels, Restaurants & Leisure	1.36%
Household Durables	1.99%
Household Products	0.44%
Independent Power & Renewable Electricity Producers	0.48%
Industrial Conglomerates	0.66%
Insurance	6.98%
Internet & Direct Marketing Retail	0.77%
Internet Software & Services	0.39%
IT Services	1.33%
Life Sciences Tools & Services	0.05%

Security Type/Sector	Percentage of Net Assets
Machinery	2.68%
Media	1.82%
Metals & Mining	0.43%
Mortgage Real Estate Investment Trusts	0.22%
Multiline Retail	1.27%
Multi-Utilities	3.30%
Oil, Gas & Consumable Fuels	6.06%
Personal Products	1.24%
Pharmaceuticals	0.48%
Professional Services	0.51%
Real Estate Management & Development	0.62%
Road & Rail	0.03%
Semiconductors & Semiconductor Equipment	1.47%
Software	1.34%
Specialty Retail	3.00%
Technology Hardware, Storage & Peripherals	0.98%
Textiles, Apparel & Luxury Goods	1.63%
Trading Companies & Distributors	0.76%
Money Market Fund	7.83%
Total Value of Securities	99.77%
Receivables and Other Assets Net of Liabilities	0.23%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Energen	1.32%
Mohawk Industries	1.30%
EQT	1.20%
Loews	1.15%
PVH	1.07%
CMS Energy	1.05%
Williams	1.04%
M&T Bank	1.04%
Xcel Energy	1.02%
WEC Energy Group	0.98%
Total	11.17%

IT–Information Technology

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–4

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund

Statement of Net Assets

December 31, 2017

	Number of Shares	Value (U.S. $)

COMMON STOCK–91.94%
Aerospace & Defense–0.86%
Boeing	6,930	$2,043,726
HEICO Class A	10,775	851,764
Huntington Ingalls Industries	8,335	1,964,560
L3 Technologies	2,890	571,787
Spirit AeroSystems Holdings Class A	7,680	670,080

		6,101,917

Airlines–0.47%
Copa Holdings Class A	15,050	2,017,603
Delta Air Lines	23,600	1,321,600

		3,339,203

Auto Components–0.71%
BorgWarner	77,516	3,960,292
†Visteon	8,800	1,101,232

		5,061,524

Automobiles–0.18%
General Motors	29,400	1,205,106
Thor Industries	300	45,216

		1,250,322

Banks–7.57%
Bank of America	146,000	4,309,920
CIT Group	16,200	797,526
Citigroup	49,700	3,698,177
Citizens Financial Group	131,137	5,505,131
Comerica	5,100	442,731
East West Bancorp	4,700	285,901
Fifth Third Bancorp	222,703	6,756,809
First Republic Bank	42,811	3,709,145
Huntington Bancshares	245,505	3,574,553
KeyCorp	19,400	391,298
M&T Bank	43,099	7,369,498
PNC Financial Services Group	18,350	2,647,722
Popular	35,700	1,266,993
Regions Financial	62,240	1,075,507
SunTrust Banks	104,473	6,747,911
†SVB Financial Group	1,850	432,475
Synovus Financial	35,100	1,682,694
Wells Fargo & Co.	13,400	812,978
Zions Bancorporation	44,052	2,239,163

		53,746,132

Beverages–1.80%
Constellation Brands Class A	21,113	4,825,798
Dr Pepper Snapple Group	58,546	5,682,475
Molson Coors Brewing Class B	25,197	2,067,918
PepsiCo	1,700	203,864

		12,780,055

Biotechnology–0.95%
AbbVie	10,600	1,025,126
Amgen	11,300	1,965,070

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Biotechnology (continued)
†BioMarin Pharmaceutical	4,750	$423,557
†Bioverativ	2,000	107,840
Gilead Sciences	23,300	1,669,212
†Incyte	4,425	419,092
†Intercept Pharmaceuticals	3,950	230,759
†Ionis Pharmaceuticals	5,500	276,650
†Juno Therapeutics	6,400	292,544
†TESARO	4,375	362,556

		6,772,406

Building Products–0.75%
Fortune Brands Home & Security	67,762	4,637,631
Owens Corning	7,300	671,162

		5,308,793

Capital Markets–4.92%
Ameriprise Financial	32,905	5,576,410
BGC Partners Class A	8,900	134,479
Goldman Sachs Group	4,250	1,082,730
Invesco	132,732	4,850,027
LPL Financial Holdings	35,000	1,999,900
Morgan Stanley	25,000	1,311,750
MSCI	19,790	2,504,227
Northern Trust	53,036	5,297,766
Raymond James Financial	56,549	5,049,826
S&P Global	1,600	271,040
T. Rowe Price Group	65,704	6,894,321

		34,972,476

Chemicals–0.97%
Cabot	25,790	1,588,406
Huntsman	45,260	1,506,705
Sherwin-Williams	9,211	3,776,878

		6,871,989

Commercial Services & Supplies–0.11%
KAR Auction Services	10,700	540,457
†Stericycle	3,250	220,968

		761,425

Communications Equipment–0.92%
†ARRIS International	46,660	1,198,695
†CommScope Holding	134,710	5,096,079
†F5 Networks	1,650	216,513

		6,511,287

Construction & Engineering–0.35%
Fluor	2,480	128,092
Jacobs Engineering Group	35,840	2,364,006

		2,492,098

Consumer Finance–0.78%
Ally Financial	147,145	4,290,748
Capital One Financial	1,100	109,538

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–5

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Consumer Finance (continued)
Discover Financial Services	13,760	$1,058,419
Synchrony Financial	2,520	97,297

		5,556,002

Containers & Packaging–2.78%
Avery Dennison	4,990	573,151
Ball	165,648	6,269,777
†Berry Global Group	28,000	1,642,760
International Paper	5,380	311,717
Packaging Corp. of America	4,100	494,255
Silgan Holdings	141,132	4,147,869
WestRock	99,626	6,297,359

		19,736,888

Distributors–0.53%
Genuine Parts	39,383	3,741,779

		3,741,779

Diversified Consumer Services–0.09%
†ServiceMaster Global Holdings	12,100	620,367

		620,367

Diversified Financial Services–0.02%
Voya Financial	3,600	178,092

		178,092

Diversified Telecommunication Services–0.08%
AT&T	2,300	89,424
CenturyLink	27,050	451,194

		540,618

Electric Utilities–2.41%
Edison International	77,811	4,920,768
Entergy	5,300	431,367
Exelon	15,500	610,855
FirstEnergy	17,700	541,974
Great Plains Energy	4,900	157,976
NextEra Energy	6,200	968,378
Pinnacle West Capital	620	52,812
Portland General Electric	17,300	788,534
Westar Energy	26,895	1,420,056
Xcel Energy	150,091	7,220,878

		17,113,598

Electrical Equipment–1.93%
Acuity Brands	19,610	3,451,360
AMETEK	56,083	4,064,335
Hubbell	32,366	4,380,414
Regal Beloit	14,995	1,148,617
Rockwell Automation	3,540	695,079

		13,739,805

Electronic Equipment, Instruments & Components–3.04%
Amphenol Class A	62,426	5,481,003

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Electronic Equipment, Instruments & Components (continued)
†Arrow Electronics	67,339	$5,414,729
CDW	84,262	5,855,366
†Keysight Technologies	117,152	4,873,523

		21,624,621

Energy Equipment & Services–0.35%
Baker Hughes a GE Company	31,420	994,129
Halliburton	15,700	767,259
TechnipFMC	22,900	716,999

		2,478,387

Equity Real Estate Investment Trusts–7.97%
Alexandria Real Estate Equities	1,300	169,767
American Campus Communities	50,500	2,072,015
American Homes 4 Rent Class A	84,610	1,847,882
Apartment Investment & Management	1,130	49,392
Apple Hospitality	31,200	611,832
AvalonBay Communities	23,028	4,108,425
Boston Properties	30,241	3,932,237
Brandywine Realty Trust	39,800	723,962
Brixmor Property Group	161,652	3,016,426
CoreCivic	20,800	468,000
Corporate Office Properties Trust	13,300	388,360
Crown Castle International	1,550	172,066
CyrusOne	4,400	261,932
DCT Industrial Trust	500	29,390
Digital Realty Trust	2,120	241,468
Douglas Emmett	2,460	101,008
Equinix	3,845	1,742,631
†Equity Commonwealth	41,360	1,261,894
Equity LifeStyle Properties	3,630	323,143
Essex Property Trust	8,698	2,099,436
Federal Realty Investment Trust	22,364	2,970,163
GEO Group	12,000	283,200
GGP	62,987	1,473,266
HCP	35,018	913,269
Hospitality Properties Trust	10,000	298,500
Invitation Homes	13,100	308,767
JBG SMITH Properties	28,992	1,006,892
Kimco Realty	149,503	2,713,479
Liberty Property Trust	3,400	146,234
Mid-America Apartment Communities	4,199	422,251
Outfront Media	124,301	2,883,783
Park Hotels & Resorts	76,504	2,199,490
Piedmont Office Realty Trust Class A	33,200	651,052
Prologis	12,450	803,150
Rayonier	97,776	3,092,655
Regency Centers	35,047	2,424,551
Retail Properties of America	11,200	150,528
†SBA Communications	5,200	849,472
SL Green Realty	250	25,233
Sun Communities	3,300	306,174

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–6

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Equity Real Estate Investment Trusts (continued)
Vornado Realty Trust	52,229	$4,083,263
Weyerhaeuser	102,351	3,608,896
WP Carey	19,989	1,377,242

		56,612,776

Food & Staples Retailing–1.09%
CVS Health	5,800	420,500
Kroger	167,509	4,598,122
†Rite Aid	182,300	359,131
Walgreens Boots Alliance	2,400	174,288
Wal-Mart Stores	22,400	2,212,000

		7,764,041

Food Products–1.39%
Archer-Daniels-Midland	18,600	745,488
Bunge	2,900	194,532
Conagra Brands	19,400	730,798
Ingredion	9,770	1,365,846
†Pilgrim’s Pride	58,200	1,807,692
Pinnacle Foods	20,540	1,221,514
†Post Holdings	14,506	1,149,310
Tyson Foods Class A	32,340	2,621,804

		9,836,984

Gas Utilities–0.75%
National Fuel Gas	79,332	4,356,120
UGI	19,970	937,592

		5,293,712

Health Care Equipment & Supplies–1.01%
Baxter International	6,100	394,304
Hill-Rom Holdings	14,400	1,213,776
†Hologic	16,590	709,223
STERIS	600	52,482
Teleflex	1,000	248,820
Zimmer Biomet Holdings	38,025	4,588,477

		7,207,082

Health Care Providers & Services–4.87%
AmerisourceBergen	64,109	5,886,488
Anthem	6,100	1,372,561
†Centene	11,150	1,124,812
Cigna	27,207	5,525,470
†DaVita	4,500	325,125
†Express Scripts Holding	17,100	1,276,344
†Henry Schein	35,850	2,505,198
Humana	24,417	6,057,125
†Laboratory Corp. of America Holdings	23,905	3,813,087
McKesson	3,200	499,040
†Premier Class A	28,800	840,672
Universal Health Services Class B	34,974	3,964,303
†WellCare Health Plans	6,875	1,382,631

		34,572,856

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Hotels, Restaurants & Leisure–1.36%
Hilton Worldwide Holdings	71,578	$5,716,219
Marriott International Class A	15,643	2,123,224
Royal Caribbean Cruises	2,200	262,416
Vail Resorts	2,300	488,681
Wyndham Worldwide	4,200	486,654
Yum China Holdings	15,350	614,307

		9,691,501

Household Durables–1.99%
†Mohawk Industries	33,602	9,270,792
Newell Brands	122,416	3,782,654
†NVR	50	175,411
Toll Brothers	18,700	897,974

		14,126,831

Household Products–0.44%
Energizer Holdings	52,924	2,539,294
Procter & Gamble	6,000	551,280

		3,090,574

Independent Power & Renewable Electricity Producers–0.48%
AES	68,100	737,523
NRG Energy	78,800	2,244,224
†Vistra Energy	23,000	421,360

		3,403,107

Industrial Conglomerates–0.66%
Carlisle	41,203	4,682,721

		4,682,721

Insurance–6.98%
†Alleghany	4,130	2,461,852
Allstate	17,900	1,874,309
American Financial Group	5,470	593,714
American National Insurance	400	51,300
†Arch Capital Group	1,240	112,555
Aspen Insurance Holdings	2,670	108,402
Assurant	2,590	261,176
Assured Guaranty	23,070	781,381
Chubb	14,999	2,191,804
Everest Re Group	4,175	923,761
First American Financial	14,400	806,976
FNF Group	8,350	327,654
Hanover Insurance Group	5,660	611,733
Hartford Financial Services Group	117,965	6,639,070
Loews	163,339	8,171,850
Marsh & McLennan	56,151	4,570,130
MetLife	5,100	257,856
Principal Financial Group	3,200	225,792
Progressive	87,119	4,906,542
Prudential Financial	6,300	724,374
RenaissanceRe Holdings	5,000	627,950
Torchmark	7,330	664,904

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–7

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Insurance (continued)
Unum Group	79,297	$4,352,612
Validus Holdings	1,700	79,764
Willis Towers Watson	3,900	587,691
WR Berkley	28,854	2,067,389
XL Group	129,892	4,567,003

		49,549,544

Internet & Direct Marketing Retail–0.77%
Expedia	45,738	5,478,040

		5,478,040

Internet Software & Services–0.39%
†Match Group	70,115	2,195,301
†Twitter	10,100	242,501
†VeriSign	2,700	308,988

		2,746,790

IT Services–1.33%
†Black Knight	2,621	115,717
DXC Technology	28,450	2,699,905
Fidelity National Information Services	4,300	404,587
Jack Henry & Associates	35,504	4,152,548
†Square Class A	8,600	298,162
Total System Services	9,200	727,628
†Vantiv Class A	13,970	1,027,494

		9,426,041

Life Sciences Tools & Services–0.05%
Agilent Technologies	5,300	354,941

		354,941

Machinery–2.68%
Caterpillar	10,800	1,701,864
Crane	11,470	1,023,353
Cummins	4,300	759,552
Deere & Co.	1,600	250,416
†Gardner Denver Holdings	15,100	512,343
IDEX	34,109	4,501,365
Ingersoll-Rand	17,400	1,551,906
Parker-Hannifin	5,250	1,047,795
Snap-on	35,821	6,243,600
†WABCO Holdings	10,000	1,435,000

		19,027,194

Media–1.82%
Cable One	50	35,167
CBS Class B	56,898	3,356,982
†Charter Communications Class A	3,700	1,243,052
Comcast Class A	33,600	1,345,680
†DISH Network Class A	75,763	3,617,683
†Liberty SiriusXM Group Class A	12,200	483,852
†Lions Gate Entertainment Class A	1,300	43,953
†Madison Square Garden Class A	1,400	295,190
Sirius XM Holdings	150,000	804,000

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Media (continued)
Viacom Class B	30,100	$927,381
Walt Disney	7,400	795,574

		12,948,514

Metals & Mining–0.43%
†Alcoa	9,100	490,217
†Freeport-McMoRan	11,800	223,728
Newmont Mining	5,550	208,236
Reliance Steel & Aluminum	1,450	124,396
Steel Dynamics	47,240	2,037,461

		3,084,038

Mortgage Real Estate Investment Trusts–0.22%
AGNC Investment	18,000	363,420
Chimera Investment	43,300	800,184
Two Harbors Investment	25,350	412,191

		1,575,795

Multiline Retail–1.27%
†Dollar Tree	13,600	1,459,416
Kohl’s	90,253	4,894,420
Nordstrom	56,398	2,672,137

		9,025,973

Multi-Utilities–3.30%
Ameren	3,550	209,415
CenterPoint Energy	84,516	2,396,874
CMS Energy	157,963	7,471,650
Consolidated Edison	2,345	199,208
DTE Energy	1,430	156,528
MDU Resources Group	26,500	712,320
Sempra Energy	49,718	5,315,849
WEC Energy Group	104,678	6,953,760

		23,415,604

Oil, Gas & Consumable Fuels–6.06%
Andeavor	12,500	1,429,250
Cabot Oil & Gas	33,100	946,660
Chevron	5,700	713,583
Cimarex Energy	4,655	567,957
ConocoPhillips	19,500	1,070,355
Devon Energy	30,800	1,275,120
†Energen	162,715	9,367,503
EQT	150,101	8,543,749
Exxon Mobil	5,600	468,384
HollyFrontier	19,200	983,424
Marathon Oil	53,910	912,696
Marathon Petroleum	27,290	1,800,594
Murphy Oil	4,240	131,652
Noble Energy	630	18,358
Occidental Petroleum	6,400	471,424
ONEOK	4,800	256,560
PBF Energy Class A	87,721	3,109,709

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–8

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Oil, Gas & Consumable Fuels (continued)
†QEP Resources	9,430	$90,245
Valero Energy	29,730	2,732,484
Williams	242,474	7,393,032
World Fuel Services	19,180	539,725
†WPX Energy	14,780	207,955

		43,030,419

Personal Products–1.24%
Coty Class A	198,160	3,941,402
†Edgewell Personal Care	64,200	3,812,838
Nu Skin Enterprises Class A	15,700	1,071,211

		8,825,451

Pharmaceuticals–0.48%
Allergan	5,830	953,671
†Endo International	27,600	213,900
†Mylan	12,600	533,106
Perrigo	2,400	209,184
Pfizer	41,400	1,499,508

		3,409,369

Professional Services–0.51%
ManpowerGroup	23,000	2,900,530
†TransUnion	13,200	725,472

		3,626,002

Real Estate Management & Development–0.62%
†CBRE Group Class A	93,897	4,066,679
Realogy Holdings	12,600	333,900

		4,400,579

Road & Rail–0.03%
Landstar System	2,060	214,446

		214,446

Semiconductors & Semiconductor Equipment–1.47%
Analog Devices	38,622	3,438,517
Applied Materials	34,800	1,778,976
†First Solar	7,300	492,896
KLA-Tencor	4,000	420,280
Lam Research	6,800	1,251,676
Marvell Technology Group	77,340	1,660,490
†ON Semiconductor	40,060	838,856
Skyworks Solutions	1,900	180,405
Teradyne	8,600	360,082

		10,422,178

Software–1.34%
Activision Blizzard	5,550	351,426
CA	26,300	875,264
†Cadence Design Systems	19,500	815,490
†Citrix Systems	9,420	828,960
†Electronic Arts	3,200	336,192
†Nuance Communications	15,200	248,520

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Software (continued)
†Synopsys	45,219	$3,854,468
†Tableau Software Class A	2,300	159,160
†Take-Two Interactive Software	7,900	867,262
†VMware Class A	5,400	676,728
†Zynga Class A	126,900	507,600

		9,521,070

Specialty Retail–3.00%
†AutoZone	7,241	5,151,030
Best Buy	99,317	6,800,235
†Burlington Stores	6,000	738,180
Gap	124,788	4,250,279
Tiffany	39,883	4,145,838
†Urban Outfitters	6,800	238,408

		21,323,970

Technology Hardware, Storage & Peripherals–0.98%
Apple	3,100	524,613
HP	95,900	2,014,859
†NCR	12,900	438,471
NetApp	9,700	536,604
Western Digital	17,100	1,359,963
Xerox	72,720	2,119,788

		6,994,298

Textiles, Apparel & Luxury Goods–1.63%
†Michael Kors Holdings	13,600	856,120
PVH	55,219	7,576,599
Ralph Lauren	30,398	3,151,969

		11,584,688

Trading Companies & Distributors–0.76%
MSC Industrial Direct	48,463	4,684,434
†United Rentals	4,180	718,584

		5,403,018

Total Common Stock (Cost $499,842,470)		652,969,931

MONEY MARKET FUND–7.83%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 1.15%)	55,606,462	55,606,462

Total Money Market Fund (Cost $55,606,462)		55,606,462

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–9

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund

Statement of Net Assets (continued)

TOTAL VALUE OF SECURITIES–99.77% (Cost $555,448,932)	$708,576,393
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.23%	1,621,590

NET ASSETS APPLICABLE TO 40,323,337 SHARES OUTSTANDING–100.00%	$710,197,983

NET ASSET VALUE PER SHARE–LVIP JPMORGAN SELECT MID CAP VALUE MANAGED VOLATILITY FUND STANDARD CLASS ($41,504,305 / 2,340,234 Shares)	$17.735

NET ASSET VALUE PER SHARE–LVIP JPMORGAN SELECT MID CAP VALUE MANAGED VOLATILITY FUND SERVICE CLASS ($668,693,678 / 37,983,103 Shares)	$17.605

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2017:
Shares of beneficial interest (unlimited authorization–no par)	$570,970,836
Undistributed net investment income	65,848
Accumulated net realized loss on investments	(14,319,908)
Net unrealized appreciation of investments, foreign currencies and derivatives	153,481,207

TOTAL NET ASSETS	$710,197,983

†	Non-income producing.

Includes $1,450,500 cash collateral held at broker for futures contracts, $172,110 variation margin due to broker on futures contracts, $578,672 due to manager and affiliates, $474,779 payable for securities purchased, $245,723 payable for fund shares redeemed and $38,499 other accrued expenses payable as of December 31, 2017.

The following futures contracts were outstanding at December 31, 2017:1

Futures Contracts
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation
Equity Contracts:
142	E-mini S&P 500 Index	$18,999,600	$18,775,829	3/19/18	$223,771
89	E-mini S&P MidCap 400 Index	16,931,360	16,801,385	3/19/18	129,975
Total Futures Contracts					$353,746

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

Summary of Abbreviations:

IT–Information Technology

S&P–Standard & Poor’s

See accompanying notes, which are an integral part of the financial statements.

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–10

LVIP JPMorgan Select Mid Cap Value

Managed Volatility Fund

Statement of Operations

Year Ended December 31, 2017

INVESTMENT INCOME:
Dividends	$11,636,154
Foreign tax withheld	(5,552)

11,630,602

EXPENSES:
Management fees	4,635,962
Distribution fees-Service Class	1,561,814
Accounting and administration expenses	161,215
Shareholder servicing fees	131,615
Reports and statements to shareholders	82,054
Professional fees	39,369
Trustees’ fees and expenses	18,102
Custodian fees	15,292
Consulting fees	5,911
Pricing fees	1,298
Other	4,690

6,657,322

Less:
Expenses paid indirectly	(192)

Total operating expenses	6,657,130

NET INVESTMENT INCOME	4,973,472

NET REALIZED AND UNREALIZED GAIN:
Net realized gain from:
Investments	12,107,472
Futures contracts	5,960,367

Net realized gain	18,067,839

Net change in unrealized appreciation (depreciation) of:
Investments	65,959,086
Futures contracts	714,549

Net change in unrealized appreciation (depreciation)	66,673,635

NET REALIZED AND UNREALIZED GAIN	84,741,474

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$89,714,946

See accompanying notes, which are an integral part of the financial statements.

LVIP JPMorgan Select Mid Cap Value

Managed Volatility Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/17	12/31/16
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$4,973,472	$3,635,365
Net realized gain (loss)	18,067,839	(5,667,055)
Net change in unrealized appreciation (depreciation)	66,673,635	52,640,419

Net increase in net assets resulting from operations	89,714,946	50,608,729

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(408,474)	(258,638)
Service Class	(5,116,502)	(2,773,155)

	(5,524,976)	(3,031,793)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	5,899,966	6,402,046
Service Class	76,797,245	148,121,505
Reinvestment of dividends and distributions:
Standard Class	408,474	258,638
Service Class	5,116,502	2,773,155

	88,222,187	157,555,344

Cost of shares redeemed:
Standard Class	(5,680,159)	(5,680,905)
Service Class	(61,527,163)	(42,214,279)

	(67,207,322)	(47,895,184)

Increase in net assets derived from capital share transactions	21,014,865	109,660,160

NET INCREASE IN NET ASSETS	105,204,835	157,237,096
NET ASSETS:
Beginning of year	604,993,148	447,756,052

End of year	$710,197,983	$604,993,148

Undistributed net investment income	$65,848	$603,946

See accompanying notes, which are an integral part of the financial statements.

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–11

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class Year Ended
	12/31/17	12/31/16[1]	12/31/15	12/31/14	12/31/13

Net asset value, beginning of period	$15.618	$14.299	$15.623	$14.564	$11.782

Income (loss) from investment operations:
Net investment income[2]	0.164	0.138	0.113	0.133	0.094
Net realized and unrealized gain (loss)	2.129	1.294	(1.322)	1.050	2.753

Total from investment operations	2.293	1.432	(1.209)	1.183	2.847

Less dividends and distributions from:
Net investment income	(0.176)	(0.113)	(0.103)	(0.123)	(0.065)
Return of capital	—	—	(0.012)	(0.001)	—

Total dividends and distributions	(0.176)	(0.113)	(0.115)	(0.124)	(0.065)

Net asset value, end of period	$17.735	$15.618	$14.299	$15.623	$14.564

Total return[3]	14.69%	10.01%	(7.74% )	8.11%	24.17%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$41,504	$36,086	$32,080	$32,478	$24,156
Ratio of expenses to average net assets	0.77%	0.78%	0.80%	0.81%	0.95%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.77%	0.78%	0.81%	0.84%	0.99%
Ratio of net investment income to average net assets	0.99%	0.94%	0.74%	0.89%	0.70%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.99%	0.94%	0.73%	0.86%	0.66%
Portfolio turnover	31%	77%	20%	24%	25%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to -day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–12

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Service Class Year Ended
	12/31/17	12/31/16[1]	12/31/15	12/31/14	12/31/13

Net asset value, beginning of period	$15.507	$14.202	$15.515	$14.466	$11.705

Income (loss) from investment operations:
Net investment income[2]	0.121	0.101	0.074	0.095	0.061
Net realized and unrealized gain (loss)	2.112	1.280	(1.310)	1.041	2.731

Total from investment operations	2.233	1.381	(1.236)	1.136	2.792

Less dividends and distributions from:
Net investment income	(0.135)	(0.076)	(0.065)	(0.086)	(0.031)
Return of capital	—	—	(0.012)	(0.001)	—

Total dividends and distributions	(0.135)	(0.076)	(0.077)	(0.087)	(0.031)

Net asset value, end of period	$17.605	$15.507	$14.202	$15.515	$14.466

Total return[3]	14.41%	9.72%	(7.96% )	7.85%	23.87%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$668,694	$568,907	$415,676	$328,511	$199,294
Ratio of expenses to average net assets	1.02%	1.03%	1.05%	1.06%	1.20%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.02%	1.03%	1.06%	1.09%	1.24%
Ratio of net investment income to average net assets	0.74%	0.69%	0.49%	0.64%	0.45%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.74%	0.69%	0.48%	0.61%	0.41%
Portfolio turnover	31%	77%	20%	24%	25%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to -day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–13

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund

Notes to Financial Statements

December 31, 2017

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 92 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek long-term capital appreciation.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sale price on the valuation date. Open-end investment companies are valued at their published net asset value (“NAV”). Futures contracts are valued at the daily quoted settlement prices. Investments in government money market funds have a stable NAV. Other securities and assets for which market quotations are not readily available are generally valued at fair value as determined in good faith under the policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (”international fair value pricing“).

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended December 31, 2017 and for all open tax years (years ended December 31, 2014–December 31, 2016), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2017, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on investments resulting from changes in foreign exchange rates from that which is due to change in market prices. For foreign equity securities, these changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates– The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–14

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates. Withholding taxes on foreign dividends are recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned. Taxable non-cash dividends are recorded as dividend income. Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of the distributions by the issuer or management estimate. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Commission rebates are included in “Net realized gain (loss) on investments” on the Statement of Operations and totaled $13,493 for the year ended December 31, 2017. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund receives earning credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this arrangement is included in “Custodian fees” on the Statement of Operations with the corresponding expense offset shown as “Expenses paid indirectly.”

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisers, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 1.05% of the first $60 million of the average daily net assets of the Fund; 0.75% of the next $90 million; and 0.65% of the average daily net assets in excess of $150 million. The fee is calculated daily and paid monthly.

J.P. Morgan Investment Management, Inc. (“JPMorgan”) is responsible for managing the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays JPMorgan a fee based on the Fund’s average daily net assets. SSGA Funds Management, Inc. (“SSGA”) is responsible for managing the Fund’s volatility management overlay. For these services, LIAC, not the Fund, pays SSGA a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which are included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2017, costs for these administrative and legal services were as follows:

Administrative	$37,214
Legal	6,460

Lincoln Life also provides certain contract holder and additional corporate services to the Fund. Effective May 1, 2017, the Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund’s average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $69,115 for the year ended December 31, 2017.

The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–15

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

At December 31, 2017, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$419,405
Distribution fees payable to LFD	141,805
Shareholder servicing fees payable to Lincoln Life	17,462

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

3. Investments

For the year ended December 31, 2017, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$216,207,382
Sales	183,866,379

At December 31, 2017, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:

Cost of investments and derivatives	$561,043,056

Aggregate unrealized appreciation of investments and derivatives	$165,672,714
Aggregate unrealized depreciation of investments and derivatives	(17,785,631)

Net unrealized appreciation of investments and derivatives	$147,887,083

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2017:

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–16

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund

Notes to Financial Statements (continued)

3. Investments (continued)

	Level 1	Level 2	Total
Investments:
Assets:
Common Stock
Aerospace & Defense	$6,101,917	$—	$6,101,917
Airlines	3,339,203	—	3,339,203
Auto Components	5,061,524	—	5,061,524
Automobiles	1,250,322	—	1,250,322
Banks	53,746,132	—	53,746,132
Beverages	12,780,055	—	12,780,055
Biotechnology	6,772,406	—	6,772,406
Building Products	5,308,793	—	5,308,793
Capital Markets	34,972,476	—	34,972,476
Chemicals	6,871,989	—	6,871,989
Commercial Services & Supplies	761,425	—	761,425
Communications Equipment	6,511,287	—	6,511,287
Construction & Engineering	2,492,098	—	2,492,098
Consumer Finance	5,556,002	—	5,556,002
Containers & Packaging	19,736,888	—	19,736,888
Distributors	3,741,779	—	3,741,779
Diversified Consumer Services	620,367	—	620,367
Diversified Financial Services	178,092	—	178,092
Diversified Telecommunication Services	540,618	—	540,618
Electric Utilities	17,113,598	—	17,113,598
Electrical Equipment	13,739,805	—	13,739,805
Electronic Equipment, Instruments & Components	21,624,621	—	21,624,621
Energy Equipment & Services	2,478,387	—	2,478,387
Equity Real Estate Investment Trusts	56,612,776	—	56,612,776
Food & Staples Retailing	7,764,041	—	7,764,041
Food Products	9,836,984	—	9,836,984
Gas Utilities	5,293,712	—	5,293,712
Health Care Equipment & Supplies	7,207,082	—	7,207,082
Health Care Providers & Services	34,572,856	—	34,572,856
Hotels, Restaurants & Leisure	9,691,501	—	9,691,501
Household Durables	14,126,831	—	14,126,831
Household Products	3,090,574	—	3,090,574
Independent Power & Renewable Electricity Producers	3,403,107	—	3,403,107
Industrial Conglomerates	4,682,721	—	4,682,721
Insurance	49,549,544	—	49,549,544
Internet & Direct Marketing Retail	5,478,040	—	5,478,040
Internet Software & Services	2,746,790	—	2,746,790
IT Services	9,426,041	—	9,426,041
Life Sciences Tools & Services	354,941	—	354,941
Machinery	19,027,194	—	19,027,194
Media	12,948,514	—	12,948,514
Metals & Mining	3,084,038	—	3,084,038
Mortgage Real Estate Investment Trusts	1,575,795	—	1,575,795
Multiline Retail	9,025,973	—	9,025,973
Multi-Utilities	23,415,604	—	23,415,604
Oil, Gas & Consumable Fuels	43,030,419	—	43,030,419
Personal Products	8,825,451	—	8,825,451
Pharmaceuticals	3,409,369	—	3,409,369
Professional Services	3,626,002	—	3,626,002
Real Estate Management & Development	4,400,579	—	4,400,579
Road & Rail	214,446	—	214,446
Semiconductors & Semiconductor Equipment	10,422,178	—	10,422,178

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–17

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund

Notes to Financial Statements (continued)

3. Investments (continued)

	Level 1	Level 2	Total
Investments:
Assets:
Software	$8,645,806	$875,264	$9,521,070
Specialty Retail	21,323,970	—	21,323,970
Technology Hardware, Storage & Peripherals	6,994,298	—	6,994,298
Textiles, Apparel & Luxury Goods	11,584,688	—	11,584,688
Trading Companies & Distributors	5,403,018	—	5,403,018
Money Market Fund	55,606,462	—	55,606,462

Total Investments	$707,701,129	$875,264	$708,576,393

Derivatives:
Assets:
Futures Contracts	$353,746	$—	$353,746

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2017, there were no material transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2017 and 2016 was as follows:

	Year Ended
	12/31/17	12/31/16
Ordinary income	$5,524,976	$3,031,793

5. Components of Net Assets on a Tax Basis

As of December 31, 2017, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$570,970,836
Undistributed ordinary income	65,848
Capital loss carryforwards	(8,725,784)
Net unrealized appreciation	147,887,083

Net assets	$710,197,983

The differences between book basis and tax basis components of net assets are primarily attributable to losses due to wash sales, partnership income and and mark-to-market on futures contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to partnership income and expiring capital loss carryforwards. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2017, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid in Capital
$13,406	$1,533,146	$(1,546,552)

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses; however there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized due to the fact that post-enactment capital losses must be utilized before pre-enactment capital loss carryovers. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss, whereas before the Act, capital losses carried forward were treated as short-term.

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–18

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund

Notes to Financial Statements (continued)

As of December 31, 2017, the Fund had the following capital loss carryforwards for federal income tax purposes:

Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$6,199,255	$2,526,529	$8,725,784

In 2017, the Fund utilized $18,858,978 of capital loss carryforwards and had pre-enactment capital loss carryforwards of $1,546,552 expire.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/17	12/31/16
Shares sold:
Standard Class	350,259	436,486
Service Class	4,732,339	10,099,424
Shares reinvested:
Standard Class	23,046	16,510
Service Class	291,434	178,269

	5,397,078	10,730,689

Shares redeemed:
Standard Class	(343,610)	(385,886)
Service Class	(3,726,719)	(2,861,010)

	(4,070,329)	(3,246,896)

Net increase	1,326,749	7,483,793

7. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts — The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund’s investments and to facilitate investments in portfolio securities. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–19

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

During the year ended December 31, 2017, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuation in value caused by changes in interest rates or market conditions and as a cash management tool.

Fair values of derivative instruments as of December 31, 2017 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$353,746	Receivables and other assets net of liabilities	$—

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2017 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$5,960,367	$714,549

Average Volume of Derivatives-The table below summarizes the average balance of derivative holdings by the Fund for the year ended December 31, 2017.

	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$42,779,551	$—

8. Market Risk

The Fund invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2017. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Recent Regulatory Reporting Updates

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amended Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. As of August 1, 2017, management has implemented the amendments to egulation S-X, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–20

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund

Notes to Financial Statements (continued)

11. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–21

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.

Philadelphia, Pennsylvania

February 22, 2018

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–22

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2017, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 22-23 and September 11-12, 2017, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various sub-advisers (collectively, with the investment management agreement, the “Advisory Agreements” and each individually an “Advisory Agreement”) for various series of the Trust (each a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the sub-advisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the sub-advisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement.

The Board considered that the Funds are managed with an actively managed risk-management overlay using up to 20% of a Fund’s net assets (the “Risk-Management Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and to reduce the impact on a Fund’s portfolio of significant market downturns during periods of high volatility. Each Fund’s sub-adviser manages the remaining 80-100% of the Fund’s net assets according to the investment mandate (the “Equity Sleeve”). The Board considered that the Funds’ investments in exchange-traded futures and their resulting costs limit the upside participation of the Funds in strong, increasing markets relative to unhedged funds. The Board also considered that SSGA Funds Management, Inc. (“SSGA”) had been appointed sub-adviser to the Risk-Management Sleeve of the Managed Volatility Funds effective May 1, 2016. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information (including total return and standard deviation) provided by Morningstar for the standard class of each Fund compared to the returns of a benchmark index for the one, three and five year periods, as applicable, ended March 31, 2017. The Board noted LIAC’s view that the performance peer group of mutual funds provided by Morningstar provided little comparative value as the performance peer group did not generally include an actively managed volatility management overlay. The Board also considered

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–23

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

an in-person presentation by representatives of Oliver Wyman, an independent management consulting firm, that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of risk control funds from 11 variable annuity sponsors.

The Board considered that LIAC had delegated day-to-day portfolio management of the Risk-Management Sleeve to SSGA and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model. The Board considered an in-person presentation by representatives of SSGA regarding the performance of the Managed Volatility Funds sub-advised by SSGA as well as presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve. The Board also considered that in February, 2016, the managed volatility model was adjusted with the intention of reducing its negative contribution to returns in certain markets while maintaining market downside protection. The Board noted LIAC’s view that it expects the negative impact of the volatility management overlay to dampen over a full market cycle. The Board concluded that LIAC had appropriately reviewed and monitored SSGA’s performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the investment management fee was within range of the median investment management fee of the Morningstar expense peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and J.P. Morgan Investment Management, Inc. (“JPMorgan”) on behalf of the Funds, the Board considered the nature, extent and quality of services provided by JPMorgan under the subadvisory agreement. The Board reviewed the services provided by JPMorgan, the background of the investment professionals servicing the Funds and the reputation, resources and investment approach of JPMorgan. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.

Performance. The Board considered that the sub-adviser manages the Equity Sleeve. The Board reviewed the Fund’s total return and standard deviation compared to the total returns and standard deviation of a custom index (Russell 2000 Daily Risk Controlled 12% Composite). The Board noted the Fund’s total return was below the return of the benchmark index for the one year period and above the return of the benchmark index for the three and five year periods. The Board also considered that the Fund had been restructured in February 2016 with the sub-adviser managing its Intrepid Value and Intrepid Mid Cap strategies as well as the Mid Cap Value strategy for increased diversification. The Board concluded that the services provided by JPMorgan were satisfactory.

Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule for the Fund, which contains breakpoints and noted JPMorgan’s statement that there were no comparable funds sub-advised by JPMorgan with a similar investment strategy as the Fund. The Board considered that LIAC compensates JPMorgan from its fees and that the subadvisory fee schedule was negotiated between LIAC and JPMorgan, an unaffiliated third party. The Board concluded that the subadvisory fees for the Fund were reasonable.

Profitability and Fallout Benefits. With respect to profitability, the Board considered information regarding JPMorgan’s estimated profitability from providing subadvisory services to the Funds. The Board noted JPMorgan’s statement that it was not aware of direct or indirect benefits from serving as sub-adviser to the Fund and that it receives broker proprietary research in connection with client commissions.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements are in the best interests of the Fund.

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust(unaudited)

The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.

The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.

The term Fund Complex includes the 92 series of Lincoln Variable Insurance Products Trust.

Interested Trustee

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	Formerly: Lincoln Advisors Trust

* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of both the Advisor and The Lincoln National Life Insurance Company, the parent company of the Trust’s Adviser.

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	92	Formerly: Lincoln Advisors Trust

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	Formerly: Lincoln Advisors Trust

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	Formerly: Lincoln Advisors Trust

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Formerly: Lincoln Advisors Trust

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–25

Officer/Trustee Information for Lincoln Variable Insurance Products Trust(unaudited) (continued)

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Charles I. Plosser*** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Public Governor for the Financial Industry Regulatory Authority (FINRA); Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	92	Rochester Gas and Electric Corporation

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Associated Grocers of New England (Director Emeritus); Formerly: Lincoln Trust Advisors

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	Formerly: Lincoln Advisors Trust

Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	92	St. Vincent Health; Formerly: Lincoln Advisors Trust

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	92	Formerly: Lincoln Advisors Trust

Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012	92	Trustee of FundVantage Trust

** Steve A. Cobb, is the son-in-law of Kenneth G. Stella.

*** Charles I. Plosser was appointed Trustee effective January 1, 2018.

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.

Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–26

Officer/Trustee Information for Lincoln Variable Insurance Products Trust(unaudited) (continued)

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.

Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Vice President, Secretary, and Chief Legal Officer	Since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President and Chief Compliance Officer, Lincoln National Corporation; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Deputy General Counsel, Janney Montgomery Scott LLC.

Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.

Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.

John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–27

LVIP Managed Risk Profile Target Maturity Funds

LVIP Managed Risk Profile 2010 Fund

LVIP Managed Risk Profile 2020 Fund

LVIP Managed Risk Profile 2030 Fund

LVIP Managed Risk Profile 2040 Fund

LVIP Managed Risk Profile 2050 Fund

each a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2017

LVIP Managed Risk Profile Target Maturity Funds

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Funds’ proxy voting procedures and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Managed Risk Profile Target Maturity Funds

2017 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation Subadvised by: Milliman Financial Risk Management LLC

The LVIP Managed Risk Profile 2010 Fund returned 9.64% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2017, while its composite benchmark, the Managed Risk Profile 2010 Composite1, returned 11.47%; and its broad-based benchmark index, the Wilshire 5000 Total Market IndexSM 2, returned 20.99%.

The LVIP Managed Risk Profile 2020 Fund returned 12.03% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2017, while its composite benchmark, the Managed Risk Profile 2020 Composite3, returned 14.42%; and its broad-based benchmark index, the Wilshire 5000 Total Market IndexSM, returned 20.99%.

The LVIP Managed Risk Profile 2030 Fund returned 13.47% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2017, while its composite benchmark, the Managed Risk Profile 2030 Composite4, returned 15.94%; and its broad-based benchmark index, the Wilshire 5000 Total Market IndexSM, returned 20.99%.

The LVIP Managed Risk Profile 2040 Fund returned 14.63% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2017, while its composite benchmark, the Managed Risk Profile 2040 Composite5, returned 17.79%; and its broad-based benchmark index, the Wilshire 5000 Total Market IndexSM, returned 20.99%.

The LVIP Managed Risk Profile 2050 Fund returned 17.11% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2017, while its composite benchmark, the Managed Risk Profile 2050 Composite6, returned 20.95%; and its broad-based benchmark index, the Wilshire 5000 Total Market IndexSM, returned 20.99%.

Because of expectations related to the pro-growth agenda espoused by newly-elected President Trump and U.S. Republicans, which included tax reform and less regulation, the U.S equity markets began 2017 positively as a continuation of the momentum experienced after Trump’s election in November 2016. Furthermore, economies outside of the U.S. largely continued accommodative monetary policies and, in many cases, expansionary fiscal policies, that were also supportive to non-U.S. equity markets from the outset of the year. As the year progressed, the International Monetary Fund (the “IMF”) upwardly revised economic growth estimates for many non-U.S. economies, including the European Union, Japan and many emerging market countries, with U.S. economic growth being revised upward to a lesser extent. This synchronized global economic growth was the foundation for equity markets generating strong positive returns in 2017, along with non-U.S. equity markets outperforming U.S. equity markets for the first time since 2012 because many of those economies are in the early stages of an earnings recovery cycle. It is also notable that these returns were generated while encountering historically low volatility throughout the year.

As we expected, the Federal Reserve continued its path toward normalization of interest rates, with three 25-basis point interest rate increases during 2017 that brought the target Fed Funds rate to 1.25% - 1.50%. Despite these increases to short-term interest rates and a forecast of continued increases in 2018 and beyond, longer term interest rates stayed stubbornly low as the U.S. 10-year Treasury yield ended 2017 seven basis points lower than the end of 2016, and actually spent most of the year even lower. This dynamic, combined with credit spreads steadily tightening throughout 2017, allowed the major fixed income indexes to register positive returns.

For the full year, there was wide dispersion across investment style and size. Growth stocks outperformed value stocks across most asset classes. Additionally, large cap stocks outperformed small cap stocks, with emerging market equities being the notable exception where small cap stocks outperformed large cap stocks. The Information Technology sector was the leading performer, by a wide margin, in the U.S. equity markets, with Energy and Telecom being the notable laggards. An interesting dynamic that manifested itself seemed to be that one or two industries seemed to dominate positive returns within each sector. For example, refining led the energy sector by a wide margin, homebuilders and casinos led the consumer sector, etc.

The performance of the LVIP Managed Risk Profile Target Maturity Funds and their underlying sleeves were impacted by market conditions and style factors during 2017. Each Fund’s asset allocation includes a combination of active management and passive index funds. During 2017, allocations that favored value and/or small cap factors generally detracted from the Funds’ overall performance. Conversely, allocations that favored growth and/or large cap factors generally contributed to returns that were in excess of composite index returns. The fixed income allocations within the LVIP Managed Risk Profile Target Maturity Funds delivered varied returns in 2017, as global bond and high yield exposure contributed to returns, while assets with shorter dated maturities generally underperformed longer dated assets as the yield curve continued to flatten throughout the year.

In addition, Fund performance was impacted by a modest detraction from the volatility management overlay. The overlay is designed to provide constant portfolio protection and will detract from returns in rising equity market environments, such as 2017. The detraction from the volatility management overlay during 2017 is understandable to us, since markets moved up steadily throughout the year given that volatility management strategies are designed to add value in the bear market portion of market cycles.

Portfolio Managers:
Lincoln Investment Advisors Corporation:	Maria Ma
Amrit Tewary
Jay Shearon
Alex Zeng

Milliman Financial Risk Management LLC:	Zachary Brown
Jeff Greco
Adam Schenck

The views expressed represent the Manager’s assessment of the Funds and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Managed Risk Profile Target Maturity Funds–1

LVIP Managed Risk Profile Target Maturity Funds

2017 Annual Report Commentary (unaudited) (continued)

LVIP Managed Risk Profile 2010 Fund

Growth of $10,000 invested 12/31/07 through

12/31/17

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Managed Risk Profile 2010 Fund shares on 12/31/07. As the chart shows, by 12/31/17, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $14,910 for the Standard Class shares and to $14,542 for the Service Class shares. For comparison, look at how the customized benchmark did from 12/31/07 through 12/31/17. The same $10,000 would have increased to $16,631 for the Managed Risk Profile 2010 Composite, and to $36,536 for the Wilshire 5000 Total Market IndexSM. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/17

Standard Class Shares
One Year	+	9.64%
Five Year	+	5.16%
Ten Year	+	4.07%

Service Class Shares
One Year	+	9.36%
Five Year	+	4.89%
Ten Year	+	3.82%

LVIP Managed Risk Profile 2020 Fund

Growth of $10,000 invested 12/31/07 through

12/31/17

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Managed Risk Profile 2020 Fund shares on 12/31/07. As the chart shows, by 12/31/17, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $14,836 for the Standard Class shares and to $14,471 for the Service Class shares. For comparison, look at how the customized benchmark did from 12/31/07 through 12/31/17. The same $10,000 would have increased to $17,162 for the Managed Risk Profile 2020 Composite, and to $36,536 for the Wilshire 5000 Total Market IndexSM. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/17

Standard Class Shares
One Year	+	12.03%
Five year	+	5.83%
Ten year	+	4.02%

Service Class Shares
One Year	+	11.75%
Five year	+	5.57%
Ten year	+	3.77%

LVIP Managed Risk Profile Target Maturity Funds–2

LVIP Managed Risk Profile Target Maturity Funds

2017 Annual Report Commentary (unaudited) (continued)

LVIP Managed Risk Profile 2030 Fund

Growth of $10,000 invested 12/31/07 through 12/31/17

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Managed Risk Profile 2030 Fund shares on 12/31/07. As the chart shows, by 12/31/17, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $14,514 for the Standard Class shares and to $14,157 for the Service Class shares. For comparison, look at how the customized benchmark did from 12/31/07 through 12/31/17. The same $10,000 would have increased to $17,101 for the Managed Risk Profile 2030 Composite, and to $36,536 for the Wilshire 5000 Total Market IndexSM. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/17

Standard Class Shares
One Year	+	13.47%
Five Year	+	6.30%
Ten Year	+	3.80%

Service Class Shares
One Year	+	13.19%
Five Year	+	6.03%
Ten Year	+	3.54%

LVIP Managed Risk Profile 2040 Fund

Growth of $10,000 invested 12/31/07 through

12/31/17

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Managed Risk Profile 2040 Fund shares on 12/31/07. As the chart shows, by 12/31/17, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $14,064 for the Standard Class shares and to $13,716 for the Service Class shares. For comparison, look at how the customized benchmark did from 12/31/07 through 12/31/17. The same $10,000 would have increased to $16,958 for the Managed Risk Profile 2040 Composite, and to $36,536 for the Wilshire 5000 Total Market IndexSM. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/17

Standard Class Shares
One Year	+	14.63%
Five year	+	6.79%
Ten year	+	3.47%

Service Class Shares
One Year	+	14.34%
Five year	+	6.52%
Ten year	+	3.21%

LVIP Managed Risk Profile Target Maturity Funds–3

LVIP Managed Risk Profile Target Maturity Funds

2017 Annual Report Commentary (unaudited) (continued)

LVIP Managed Risk Profile 2050 Fund

Growth of $10,000 invested 5/2/11 through 12/31/17

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Managed Risk Profile 2050 Fund shares on 5/2/11 (commencement of operations). As the chart shows, by 12/31/17, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $13,688 for the Standard Class shares and to $13,462 for the Service Class shares. For comparison, look at how the customized benchmark did from 5/2/11 through 12/31/17. The same $10,000 would have increased to $17,391 for the Managed Risk Profile 2050 Composite, and to $22,212 for the Wilshire 5000 Total Market IndexSM. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/17

Standard Class Shares
One Year	+	17.11%
Five Year	+	7.60%
Inception (5/2/11)	+	4.82%

Service Class Shares
One Year	+	16.82%
Five Year	+	7.33%
Inception (5/2/11)	+	4.56%
1.

The Managed Risk Profile 2010 Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (“LIAC”), the Fund’s adviser. The 2010 Composite is constructed as follows: 13% Bloomberg Barclays U.S. TIPS Index, 44% Bloomberg Barclays U.S. Aggregate Index, 30% Wilshire 5000 Total Market IndexSM, 12% MSCI EAFE® NR Index and 1% MSCI Emerging Markets NR Index.

2.	The Wilshire 5000 Total Market IndexSM consists of nearly 5,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

3.

The Managed Risk Profile 2020 Composite is an unmanaged index compiled by LIAC, the Fund’s adviser. The 2020 Composite is constructed as follows: 8% Bloomberg Barclays U.S. TIPS Index, 34% Bloomberg Barclays U.S. Aggregate Index, 40% Wilshire 5000 Total Market IndexSM, 16% MSCI EAFE® NR Index and 2% MSCI Emerging Markets NR Index.

4.

The Managed Risk Profile 2030 Composite is an unmanaged index compiled by LIAC, the Fund’s adviser. The 2030 Composite is constructed as follows: 6% Bloomberg Barclays U.S. TIPS Index, 29% Bloomberg Barclays U.S. Aggregate Index, 42% Wilshire 5000 Total Market IndexSM, 20% MSCI EAFE® NR Index and 3% MSCI Emerging Markets NR Index.

5.

The Managed Risk Profile 2040 Composite is an unmanaged index compiled by LIAC, the Fund’s adviser. The 2040 Composite is constructed as follows: 4% Bloomberg Barclays U.S. TIPS Index, 22% Bloomberg Barclays U.S. Aggregate Index, 48% Wilshire 5000 Total Market IndexSM, 22% MSCI EAFE® NR Index and 4% MSCI Emerging Markets NR Index.

6.

The Managed Risk Profile 2050 Composite is an unmanaged index compiled by LIAC, the Fund’s adviser. The 2050 Composite is constructed as follows: 2% Bloomberg Barclays U.S. TIPS Index, 10% Bloomberg Barclays U.S. Aggregate Index, 56% Wilshire 5000 Total Market IndexSM, 27% MSCI EAFE® NR Index, and 5% MSCI Emerging Markets NR Index.

LVIP Managed Risk Profile Target Maturity Funds–4

LVIP Managed Risk Profile Target Maturity Funds

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2017 to December 31, 2017

Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold each Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of a Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) Fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Expense Analyses are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analyses are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017.

Actual Expenses

The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the tables, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds’ actual expenses shown in the tables reflect expense reimbursements in effect.

LVIP Managed Risk Profile 2010 Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Annualized Expense Ratio	Expenses Paid During Period 7/1/17 to 12/31/17*
Actual
Standard Class Shares	$1,000.00	$1,044.90	0.30%	$1.55
Service Class Shares	1,000.00	1,043.60	0.55%	2.83
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.69	0.30%	$1.53
Service Class Shares	1,000.00	1,022.43	0.55%	2.80

LVIP Managed Risk Profile 2020 Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Annualized Expense Ratio	Expenses Paid During Period 7/1/17 to 12/31/17*
Actual
Standard Class Shares	$1,000.00	$1,055.60	0.30%	$1.55
Service Class Shares	1,000.00	1,054.30	0.55%	2.85
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.69	0.30%	$1.53
Service Class Shares	1,000.00	1,022.43	0.55%	2.80

LVIP Managed Risk Profile 2030 Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Annualized Expense Ratio	Expenses Paid During Period 7/1/17 to 12/31/17*
Actual
Standard Class Shares	$1,000.00	$1,060.70	0.30%	$1.56
Service Class Shares	1,000.00	1,059.40	0.55%	2.85
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.69	0.30%	$1.53
Service Class Shares	1,000.00	1,022.43	0.55%	2.80

LVIP Managed Risk Profile Target Maturity Funds–5

LVIP Managed Risk Profile Target Maturity Funds

Disclosure

OF FUND EXPENSES (continued)

LVIP Managed Risk Profile 2040 Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Annualized Expense Ratio	Expenses Paid During Period 7/1/17 to 12/31/17*
Actual
Standard Class Shares	$1,000.00	$1,066.70	0.30%	$1.56
Service Class Shares	1,000.00	1,065.30	0.55%	2.86
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.69	0.30%	$1.53
Service Class Shares	1,000.00	1,022.43	0.55%	2.80

LVIP Managed Risk Profile 2050 Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Annualized Expense Ratio	Expenses Paid During Period 7/1/17 to 12/31/17*
Actual
Standard Class Shares	$1,000.00	$1,079.30	0.30%	$1.57
Service Class Shares	1,000.00	1,077.90	0.55%	2.88
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.69	0.30%	$1.53
Service Class Shares	1,000.00	1,022.43	0.55%	2.80

*	“Expenses Paid During Period” are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Each Fund operates under a fund of funds structure. Each Fund invests substantially all of its assets in other investment companies (“Underlying Funds”). In addition to the Funds’ expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP Managed Risk Profile Target Maturity Funds–6

LVIP Managed Risk Profile Target Maturity Funds

Security Type/Sector Allocations (unaudited)

As of December 31, 2017

LVIP Managed Risk Profile 2010 Fund

Security Type/Sector	Percentage of Net Assets
Affiliated Investments	93.36%
Investment Companies	93.36%
Equity Funds	26.49%
Fixed Income Funds	49.25%
Global Equity Fund	1.97%
Global Fixed Income Fund	3.85%
International Equity Fund	11.80%
Unaffiliated Investments	7.19%
Investment Companies	7.19%
Fixed Income Fund	1.93%
International Equity Fund	1.98%
Money Market Fund	3.28%
Total Value of Securities	100.55%
Liabilities Net of Receivables and Other Assets	(0.55%	)
Total Net Assets	100.00%

LVIP Managed Risk Profile 2020 Fund

Security Type/Sector	Percentage of Net Assets
Affiliated Investments	93.33%
Investment Companies	93.33%
Equity Funds	34.24%
Fixed Income Funds	37.57%
Global Equity Fund	1.97%
Global Fixed Income Fund	2.88%
International Equity Fund	16.67%
Unaffiliated Investments	7.59%
Investment Companies	7.59%
International Equity Funds	3.95%
Money Market Fund	3.64%
Total Value of Securities	100.92%
Liabilities Net of Receivables and Other Assets	(0.92%	)
Total Net Assets	100.00%

LVIP Managed Risk Profile 2030 Fund

Security Type/Sector	Percentage of Net Assets
Affiliated Investments	93.48%
Investment Companies	93.48%
Equity Funds	35.72%
Fixed Income Funds	31.80%
Global Equity Fund	2.46%
Global Fixed Income Fund	1.92%
International Equity Funds	21.58%
Unaffiliated Investments	7.57%
Investment Companies	7.57%
International Equity Funds	3.96%
Money Market Fund	3.61%
Total Value of Securities	101.05%
Liabilities Net of Receivables and Other Assets	(1.05%	)
Total Net Assets	100.00%

LVIP Managed Risk Profile Target Maturity Funds–7

LVIP Managed Risk Profile Target Maturity Funds

Security Type/Sector Allocations (unaudited) (continued)

LVIP Managed Risk Profile 2040 Fund

Security Type/Sector	Percentage of Net Assets
Affiliated Investments	91.42%
Investment Companies	91.42%
Equity Funds	39.38%
Fixed Income Funds	24.59%
Global Equity Fund	2.90%
International Equity Funds	24.55%
Unaffiliated Investments	8.91%
Investment Companies	8.91%
International Equity Funds	4.37%
Money Market Fund	4.54%
Total Value of Securities	100.33%
Liabilities Net of Receivables and Other Assets	(0.33%	)
Total Net Assets	100.00%

LVIP Managed Risk Profile 2050 Fund

Security Type/Sector	Percentage of Net Assets
Affiliated Investments	88.15%
Investment Companies	88.15%
Equity Funds	46.21%
Fixed Income Funds	11.04%
Global Equity Fund	2.82%
International Equity Funds	28.08%
Unaffiliated Investments	11.84%
Investment Companies	11.84%
International Equity Funds	5.20%
Money Market Fund	6.64%
Total Value of Securities	99.99%
Receivables and Other Assets Net of Liabilities	0.01%
Total Net Assets	100.00%

LVIP Managed Risk Profile Target Maturity Funds–8

LVIP Managed Risk Profile 2010 Fund

Schedule of Investments

December 31, 2017

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENTS–93.36%
INVESTMENT COMPANIES–93.36%
Equity Funds–26.49%
*Lincoln Variable Insurance Products Trust–
LVIP Delaware Special Opportunities Fund	8,420	$349,466
LVIP SSGA Mid-Cap Index Fund	26,784	349,664
LVIP SSGA S&P 500 Index Fund	420,727	7,735,057
LVIP SSGA Small-Cap Index Fund	22,114	701,752
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	13,524	351,215

		9,487,154

Fixed Income Funds–49.25%
*Lincoln Variable Insurance Products Trust–
LVIP BlackRock Inflation Protected Bond Fund	339,200	3,462,895
LVIP Delaware Bond Fund	153,122	2,083,530
LVIP JPMorgan High Yield Fund	128,300	1,385,898
LVIP PIMCO Low Duration Bond Fund	137,982	1,380,920
LVIP SSGA Bond Index Fund	646,295	7,258,536
LVIP Western Asset Core Bond Fund	209,409	2,065,194

		17,636,973

Global Equity Fund–1.97%
*Lincoln Variable Insurance Products Trust–
LVIP Clarion Global Real Estate Fund	73,660	706,176

		706,176

Global Fixed Income Fund–3.85%
*Lincoln Variable Insurance Products Trust–
†LVIP Global Income Fund	121,363	1,378,195

		1,378,195

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
International Equity Fund–11.80%
*Lincoln Variable Insurance Products Trust–
LVIP SSGA International Index Fund	426,363	$4,223,551

		4,223,551

Total Affiliated Investments (Cost $24,673,200)		33,432,049

UNAFFILIATED INVESTMENTS–7.19%
INVESTMENT COMPANIES–7.19%
Fixed Income Fund–1.93%
✢American Funds Insurance Series® –
Mortgage Bond Fund	65,961	690,608

		690,608

International Equity Fund–1.98%
*Delaware VIP Trust–
Delaware VIP Emerging Markets Series	28,388	711,413

		711,413

Money Market Fund–3.28%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 1.15%)	1,173,959	1,173,959

		1,173,959

Total Unaffiliated Investments (Cost $2,227,145)		2,575,980

TOTAL VALUE OF SECURITIES–100.55% (Cost $26,900,345)	36,008,029
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.55%)	(197,775)

NET ASSETS APPLICABLE TO 3,009,120 SHARES OUTSTANDING–100.00%	$35,810,254

†	Non-income producing.

*	Standard Class shares.

✢	Class 1 shares.

LVIP Managed Risk Profile Target Maturity Funds–9

LVIP Managed Risk Profile 2010 Fund

Schedule of Investments (continued)

The following futures contracts were outstanding at December 31, 2017:1

Futures Contracts

	Contracts to Buy (Sell)	Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation	Value/ Unrealized Depreciation

Currency Contracts:
(2)	British Pound	$(169,463)	$(168,061)	3/20/18	$—	$(1,402)
(1)	Euro	(150,944)	(148,068)	3/20/18	—	(2,876)
(1)	Japanese Yen	(111,425)	(110,737)	3/20/18	—	(688)

					—	(4,966)

Equity Contracts:
(1)	E-mini MSCI Emerging Markets Index	(58,185)	(55,824)	3/19/18	—	(2,361)
(1)	E-mini Russell 2000 Index	(76,825)	(76,187)	3/19/18	—	(638)
(5)	E-mini S&P 500 Index	(669,000)	(660,559)	3/19/18	—	(8,441)
(1)	E-mini S&P MidCap 400 Index	(190,240)	(188,739)	3/19/18	—	(1,501)
(3)	Euro STOXX 50 Index	(125,732)	(129,006)	3/19/18	3,274	—
(2)	FTSE 100 Index	(206,249)	(201,090)	3/19/18	—	(5,159)
(1)	Nikkei 225 Index (OSE)	(201,908)	(199,777)	3/9/18	—	(2,131)

					3,274	(20,231)

Total Futures Contracts					$3,274	$(25,197)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Note 7 in “Notes to Financial Statements.”

Summary of Abbreviations:

FTSE–Financial Times Stock Exchange

MSCI–Morgan Stanly Capital International

OSE–Osaka Securities Exchange

S&P–Standard & Poor’s

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Target Maturity Funds–10

LVIP Managed Risk Profile 2020 Fund

Schedule of Investments

December 31, 2017

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENTS–93.33%
INVESTMENT COMPANIES–93.33%
Equity Funds–34.24%
*Lincoln Variable Insurance Products Trust–
†LVIP Baron Growth Opportunities Fund	25,184	$1,268,406
LVIP Delaware Special Opportunities Fund	30,534	1,267,223
LVIP SSGA Mid-Cap Index Fund	97,124	1,267,958
LVIP SSGA S&P 500 Index Fund	1,872,277	34,421,816
LVIP SSGA Small-Cap Index Fund	79,975	2,537,848
LVIP SSGA Small-Mid Cap 200 Fund	94,130	1,267,078
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	98,081	2,547,059

		44,577,388

Fixed Income Funds–37.57%
*Lincoln Variable Insurance Products Trust–
LVIP BlackRock Inflation Protected Bond Fund	615,011	6,278,652
LVIP Delaware Bond Fund	440,892	5,999,217
LVIP JPMorgan High Yield Fund	348,939	3,769,241
LVIP PIMCO Low Duration Bond Fund	500,356	5,007,564
LVIP SSGA Bond Index Fund	2,120,835	23,819,102
LVIP Western Asset Core Bond Fund	408,551	4,029,131

		48,902,907

Global Equity Fund–1.97%
*Lincoln Variable Insurance Products Trust–
LVIP Clarion Global Real Estate Fund	267,413	2,563,684

		2,563,684

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Global Fixed Income Fund–2.88%
*Lincoln Variable Insurance Products Trust–
†LVIP Global Income Fund	330,030	$3,747,820

		3,747,820

International Equity Fund–16.67%
*Lincoln Variable Insurance Products Trust–
LVIP SSGA International Index Fund	2,191,151	21,705,544

		21,705,544

Total Affiliated Investments (Cost $83,515,350)		121,497,343

UNAFFILIATED INVESTMENTS–7.59%
INVESTMENT COMPANIES–7.59%
International Equity Funds–3.95%
iShares MSCI Emerging Markets ETF	81,876	3,857,997
*Delaware VIP Trust–
Delaware VIP Emerging Markets Series	51,471	1,289,863

		5,147,860

Money Market Fund–3.64%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 1.15%)	4,736,690	4,736,690

		4,736,690

Total Unaffiliated Investments (Cost $8,505,164)		9,884,550

TOTAL VALUE OF SECURITIES–100.92% (Cost $92,020,514)	131,381,893
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.92%)	(1,191,796)

NET ASSETS APPLICABLE TO 10,931,600 SHARES OUTSTANDING–100.00%	$130,190,097

†	Non-income producing.

*	Standard Class shares.

LVIP Managed Risk Profile Target Maturity Funds–11

LVIP Managed Risk Profile 2020 Fund

Schedule of Investments (continued)

The following futures contracts were outstanding at December 31, 2017:1

Futures Contracts

	Contracts to Buy (Sell)	Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation	Value/ Unrealized Depreciation

Currency Contracts:
(13)	British Pound	$(1,101,506)	$(1,092,396)	3/20/18	$—	$(9,110)
(5)	Euro	(754,719)	(740,340)	3/20/18	—	(14,379)
(4)	Japanese Yen	(445,700)	(442,947)	3/20/18	—	(2,753)

					—	(26,242)

Equity Contracts:
(7)	E-mini MSCI Emerging Markets Index	(407,295)	(390,770)	3/19/18	—	(16,525)
(7)	E-mini Russell 2000 Index	(537,775)	(533,307)	3/19/18	—	(4,468)
(27)	E-mini S&P 500 Index	(3,612,600)	(3,567,017)	3/19/18	—	(45,583)
(3)	E-mini S&P MidCap 400 Index	(570,720)	(566,218)	3/19/18	—	(4,502)
(17)	Euro STOXX 50 Index	(712,483)	(731,032)	3/19/18	18,549	—
(10)	FTSE 100 Index	(1,031,245)	(1,005,450)	3/19/18	—	(25,795)
(3)	Nikkei 225 Index (OSE)	(605,724)	(599,332)	3/9/18	—	(6,392)

					18,549	(103,265)

Total Futures Contracts					$18,549	$(129,507)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Note 7 in “Notes to Financial Statements.”

Summary of Abbreviations:

ETF–Exchange-Traded Fund

FTSE–Financial Times Stock Exchange

MSCI–Morgan Stanley Capital International

OSE–Osaka Securities Exchange

S&P–Standard & Poor’s

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Target Maturity Funds–12

LVIP Managed Risk Profile 2030 Fund

Schedule of Investments

December 31, 2017

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENTS–93.48%
INVESTMENT COMPANIES–93.48%
Equity Funds–35.72%
*Lincoln Variable Insurance Products Trust–
†LVIP Baron Growth Opportunities Fund	31,138	$1,568,268
LVIP Delaware Special Opportunities Fund	37,753	1,566,814
LVIP MFS Value Fund	72,710	3,132,702
LVIP SSGA Mid-Cap Index Fund	120,087	1,567,738
LVIP SSGA S&P 500 Index Fund	2,143,464	39,407,584
LVIP SSGA Small-Cap Index Fund	74,298	2,357,695
LVIP SSGA Small-Mid Cap 200 Fund	116,386	1,566,674
LVIP T. Rowe Price Growth Stock Fund	72,486	3,159,221
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	121,269	3,149,239

		57,475,935

Fixed Income Funds–31.80%
*Lincoln Variable Insurance Products Trust–
LVIP BlackRock Inflation Protected Bond Fund	608,266	6,209,785
LVIP Delaware Bond Fund	260,406	3,543,339
LVIP JPMorgan High Yield Fund	431,396	4,659,940
LVIP PIMCO Low Duration Bond Fund	309,294	3,095,411
LVIP SSGA Bond Index Fund	2,345,941	26,347,268
LVIP Western Asset Core Bond Fund	741,140	7,309,124

		51,164,867

Global Equity Fund–2.46%
*Lincoln Variable Insurance Products Trust–
LVIP Clarion Global Real Estate Fund	413,087	3,960,267

		3,960,267

Global Fixed Income Fund–1.92%
*Lincoln Variable Insurance Products Trust–
†LVIP Global Income Fund	272,007	3,088,909

		3,088,909

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
International Equity Funds–21.58%
*Lincoln Variable Insurance Products Trust–
LVIP MFS International Growth Fund	265,882	$4,753,444
LVIP Mondrian International Value Fund	260,741	4,701,422
LVIP SSGA Emerging Markets 100 Fund	160,374	1,591,395
LVIP SSGA International Index Fund	2,389,547	23,670,853

		34,717,114

Total Affiliated Investments (Cost $103,790,536)		150,407,092

UNAFFILIATED INVESTMENTS–7.57%
INVESTMENT COMPANIES–7.57%
International Equity Funds–3.96%
iShares MSCI Emerging Markets ETF	67,629	3,186,678
*Delaware VIP Trust–
Delaware VIP Emerging Markets Series	127,280	3,189,647

		6,376,325

Money Market Fund–3.61%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 1.15%)	5,808,780	5,808,780

		5,808,780

Total Unaffiliated Investments (Cost $10,009,559)		12,185,105

TOTAL VALUE OF SECURITIES–101.05% (Cost $113,800,095)	162,592,197
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(1.05%)	(1,691,190)

NET ASSETS APPLICABLE TO 13,588,863 SHARES OUTSTANDING–100.00%	$160,901,007

†	Non-income producing.

*	Standard Class shares.

LVIP Managed Risk Profile Target Maturity Funds–13

LVIP Managed Risk Profile 2030 Fund

Schedule of Investments (continued)

The following futures contracts were outstanding at December 31, 2017:1

Futures Contracts

	Contracts to Buy (Sell)	Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation	Value/ Unrealized Depreciation

Currency Contracts:
(20)	British Pound	$(1,694,625)	$(1,680,609)	3/20/18	$—	$(14,016)
(8)	Euro	(1,207,550)	(1,184,544)	3/20/18	—	(23,006)
(6)	Japanese Yen	(668,550)	(664,420)	3/20/18	—	(4,130)

					—	(41,152)

Equity Contracts:
(11)	E-mini MSCI Emerging Markets Index	(640,035)	(614,067)	3/19/18	—	(25,968)
(7)	E-mini Russell 2000 Index	(537,775)	(533,307)	3/19/18	—	(4,468)
(35)	E-mini S&P 500 Index	(4,683,000)	(4,623,911)	3/19/18	—	(59,089)
(4)	E-mini S&P MidCap 400 Index	(760,960)	(754,957)	3/19/18	—	(6,003)
(28)	Euro STOXX 50 Index	(1,173,501)	(1,204,053)	3/19/18	30,552	—
(17)	FTSE 100 Index	(1,753,116)	(1,709,265)	3/19/18	—	(43,851)
(3)	Nikkei 225 Index (OSE)	(605,724)	(599,332)	3/9/18	—	(6,392)

					30,552	(145,771)

Total Futures Contracts					$30,552	$(186,923)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Note 7 in “Notes to Financial Statements.”

Summary of Abbreviations:

ETF–Exchange-Traded Fund

FTSE–Financial Times Stock Exchange

MSCI–Morgan Stanley Capital International

OSE–Osaka Securities Exchange

S&P–Standard & Poor’s

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Target Maturity Funds–14

LVIP Managed Risk Profile 2040 Fund

Schedule of Investments

December 31, 2017

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENTS–91.42%
INVESTMENT COMPANIES–91.42%
Equity Funds–39.38%
*Lincoln Variable Insurance Products Trust–
†LVIP Baron Growth Opportunities Fund	21,988	$1,107,434
LVIP Delaware Special Opportunities Fund	26,660	1,106,442
LVIP MFS Value Fund	77,017	3,318,291
LVIP SSGA Mid-Cap Index Fund	84,801	1,107,071
LVIP SSGA S&P 500 Index Fund	1,755,713	32,278,779
LVIP SSGA Small-Cap Index Fund	34,914	1,107,917
LVIP SSGA Small-Mid Cap 200 Fund	82,188	1,106,338
LVIP T. Rowe Price Growth Stock Fund	51,181	2,230,672
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	85,633	2,223,797

		45,586,741

Fixed Income Funds–24.59%
*Lincoln Variable Insurance Products Trust–
LVIP BlackRock Inflation Protected Bond Fund	214,785	2,192,744
LVIP Delaware Bond Fund	118,803	1,616,546
LVIP JPMorgan High Yield Fund	203,107	2,193,964
LVIP PIMCO Low Duration Bond Fund	218,431	2,186,055
LVIP SSGA Bond Index Fund	1,266,953	14,229,150
LVIP Western Asset Core Bond Fund	613,378	6,049,134

		28,467,593

Global Equity Fund–2.90%
*Lincoln Variable Insurance Products Trust–
LVIP Clarion Global Real Estate Fund	349,940	3,354,877

		3,354,877

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
International Equity Funds–24.55%
*Lincoln Variable Insurance Products Trust–
LVIP MFS International Growth Fund	250,343	$4,475,630
LVIP Mondrian International Value Fund	245,514	4,426,870
LVIP SSGA Emerging Markets 100 Fund	226,527	2,247,831
LVIP SSGA International Index Fund	1,744,038	17,276,441

		28,426,772

Total Affiliated Investments (Cost $67,933,096)		105,835,983

UNAFFILIATED INVESTMENTS–8.91%
INVESTMENT COMPANIES–8.91%
International Equity Funds–4.37%
iShares MSCI Emerging Markets ETF	59,744	2,815,137
*Delaware VIP Trust–
Delaware VIP Emerging Markets Series	89,881	2,252,416

		5,067,553

Money Market Fund–4.54%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 1.15%)	5,254,051	5,254,051

		5,254,051

Total Unaffiliated Investments (Cost $8,982,120)		10,321,604

TOTAL VALUE OF SECURITIES–100.33% (Cost $76,915,216)	116,157,587
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.33%)	(385,817)

NET ASSETS APPLICABLE TO 10,162,470 SHARES OUTSTANDING–100.00%	$115,771,770

†	Non-income producing.

*	Standard Class shares.

LVIP Managed Risk Profile Target Maturity Funds–15

LVIP Managed Risk Profile 2040 Fund

Schedule of Investments (continued)

The following futures contracts were outstanding at December 31, 2017:1

Futures Contracts

	Contracts to Buy (Sell)	Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation	Value/ Unrealized Depreciation

Currency Contracts:
(14)	British Pound	$(1,186,237)	$(1,176,426)	3/20/18	$—	$(9,811)
(6)	Euro	(905,663)	(888,408)	3/20/18	—	(17,255)
(4)	Japanese Yen	(445,700)	(442,947)	3/20/18	—	(2,753)

					—	(29,819)

Equity Contracts:
(8)	E-mini MSCI Emerging Markets Index	(465,480)	(446,594)	3/19/18	—	(18,886)
(5)	E-mini Russell 2000 Index	(384,125)	(380,933)	3/19/18	—	(3,192)
(29)	E-mini S&P 500 Index	(3,880,200)	(3,831,241)	3/19/18	—	(48,959)
(3)	E-mini S&P MidCap 400 Index	(570,720)	(566,218)	3/19/18	—	(4,502)
(20)	Euro STOXX 50 Index	(838,215)	(860,038)	3/19/18	21,823	—
(11)	FTSE 100 Index	(1,134,369)	(1,105,995)	3/19/18	—	(28,374)
(2)	Nikkei 225 Index (OSE)	(403,817)	(399,555)	3/9/18	—	(4,262)

					21,823	(108,175)

Total Futures Contracts					$21,823	$(137,994)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Note 7 in “Notes to Financial Statements.”

Summary of Abbreviations:

ETF–Exchange-Traded Fund

FTSE–Financial Times Stock Exchange

MSCI–Morgan Stanley Capital International

OSE–Osaka Securities Exchange

S&P–Standard & Poor’s

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Target Maturity Funds–16

LVIP Managed Risk Profile 2050 Fund

Schedule of Investments

December 31, 2017

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENTS–88.15%
INVESTMENT COMPANIES–88.15%
Equity Funds–46.21%
*Lincoln Variable Insurance Products Trust–
†LVIP Baron Growth Opportunities Fund	8,292	$417,606
LVIP Delaware Special Opportunities Fund	10,054	417,250
LVIP MFS Value Fund	38,724	1,668,418
LVIP SSGA Mid-Cap Index Fund	95,934	1,252,424
LVIP SSGA S&P 500 Index Fund	719,070	13,220,100
LVIP SSGA Small-Cap Index Fund	26,330	835,543
LVIP SSGA Small-Mid Cap 200 Fund	30,993	417,196
LVIP T. Rowe Price Growth Stock Fund	38,593	1,682,051
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	32,290	838,536

		20,749,124

Fixed Income Funds–11.04%
*Lincoln Variable Insurance Products Trust–
LVIP Delaware Bond Fund	17,990	244,785
LVIP JPMorgan High Yield Fund	76,601	827,448
LVIP PIMCO Low Duration Bond Fund	41,192	412,248
LVIP SSGA Bond Index Fund	147,026	1,651,250
LVIP Western Asset Core Bond Fund	184,605	1,820,578

		4,956,309

Global Equity Fund–2.82%
*Lincoln Variable Insurance Products Trust–
LVIP Clarion Global Real Estate Fund	131,948	1,264,990

		1,264,990

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
International Equity Funds–28.08%
*Lincoln Variable Insurance Products Trust–
LVIP MFS International Growth Fund	94,397	$1,687,621
LVIP Mondrian International Value Fund	92,586	1,669,412
LVIP SSGA Emerging Markets 100 Fund	85,422	847,645
LVIP SSGA International Index Fund	848,655	8,406,772

		12,611,450

Total Affiliated Investments (Cost $29,182,400)		39,581,873

UNAFFILIATED INVESTMENTS–11.84%
INVESTMENT COMPANIES–11.84%
International Equity Funds–5.20%
iShares MSCI Emerging Markets ETF	22,549	1,062,509
*Delaware VIP Trust–
Delaware VIP Emerging Markets Series	50,835	1,273,933

		2,336,442

Money Market Fund–6.64%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 1.15%)	2,979,877	2,979,877

		2,979,877

Total Unaffiliated Investments (Cost $4,717,038)		5,316,319

TOTAL VALUE OF SECURITIES–99.99% (Cost $33,899,438)	44,898,192
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.01%	6,308

NET ASSETS APPLICABLE TO 4,117,749 SHARES OUTSTANDING–100.00%	$44,904,500

†	Non-income producing.

*	Standard Class shares.

LVIP Managed Risk Profile Target Maturity Funds–17

LVIP Managed Risk Profile 2050 Fund

Schedule of Investments (continued)

The following futures contracts were outstanding at December 31, 2017:1

Futures Contracts

	Contracts to Buy (Sell)	Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation	Value/ Unrealized Depreciation

Currency Contracts:
(8)	Euro	$(1,207,550)	$(1,187,231)	3/20/18	$—	$(20,319)

					—	(20,319)

Equity Contracts:
(12)	E-mini S&P 500 Index	(1,605,600)	(1,585,341)	3/19/18	—	(20,259)
(26)	Euro STOXX 50 Index	(1,089,680)	(1,118,050)	3/19/18	28,370	—

					28,370	(20,259)

Total Futures Contracts					$28,370	$(40,578)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Note 7 in “Notes to Financial Statements.”

Summary of Abbreviations:

ETF–Exchange-Traded Fund

MSCI–Morgan Stanley Capital International

S&P–Standard & Poor’s

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Target Maturity Funds–18

LVIP Managed Risk Profile Target Maturity Funds

Statements of Assets and Liabilities

December 31, 2017

	LVIP Managed Risk Profile 2010 Fund	LVIP Managed Risk Profile 2020 Fund	LVIP Managed Risk Profile 2030 Fund	LVIP Managed Risk Profile 2040 Fund	LVIP Managed Risk Profile 2050 Fund
ASSETS:
Affiliated investments, at value	$33,432,049	$121,497,343	$150,407,092	$105,835,983	$39,581,873
Unaffiliated investments, at value	2,575,980	9,884,550	12,185,105	10,321,604	5,316,319
Cash	—	—	—	—	9,923
Cash collateral held at broker for futures contracts	64,939	329,841	467,624	346,783	148,571
Receivable for fund shares sold	7,509	4,592	150,346	42,608	21,201
Expense reimbursement receivable from Lincoln Investment Advisors Corporation	5,501	4,889	5,629	6,123	6,867
Foreign currencies, at value	1,138	5,863	10,688	6,561	—
Dividends receivable from investments	886	3,634	4,460	4,025	2,216
Variation margin due from broker on futures contracts	751	1,809	—	—	4,472
Receivable for investments sold	—	16,872	—	—	—

TOTAL ASSETS	36,088,753	131,749,393	163,230,944	116,563,687	45,091,442

LIABILITIES:
Payable for fund shares redeemed	227,161	1,476,276	2,209,762	724,364	86,688
Other accrued expenses payable	22,908	23,677	24,258	23,882	23,689
Payable for investments purchased	17,060	—	34,513	2,619	59,070
Due to manager and affiliates	10,146	36,202	44,512	33,213	12,816
Due to custodian	1,224	23,141	11,372	7,013	4,679
Variation margin due to broker on futures contracts	—	—	5,520	826	—

TOTAL LIABILITIES	278,499	1,559,296	2,329,937	791,917	186,942

TOTAL NET ASSETS	$35,810,254	$130,190,097	$160,901,007	$115,771,770	$44,904,500

Affiliated investments, at cost	$24,673,200	$83,515,350	$103,790,536	$67,933,096	$29,182,400
Unaffiliated investments, at cost	2,227,145	8,505,164	10,009,559	8,982,120	4,717,038
Foreign currencies, at cost	1,133	5,836	10,641	6,533	—

Standard Class:
Net Assets	$27,961,357	$105,394,776	$131,623,580	$87,522,528	$33,407,147
Shares Outstanding	2,349,289	8,849,028	11,115,691	7,678,306	3,061,393
Net Asset Value Per Share	$11.902	$11.910	$11.841	$11.399	$10.912

Service Class:
Net Assets	$7,848,897	$24,795,321	$29,277,427	$28,249,242	$11,497,353
Shares Outstanding	659,831	2,082,572	2,473,172	2,484,164	1,056,356
Net Asset Value Per Share	$11.895	$11.906	$11.838	$11.372	$10.884

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2017:
Shares of beneficial interest (unlimited authorization–no par)	$27,069,221	$95,780,259	$121,430,023	$84,876,052	$37,248,699
Undistributed net investment income	246	1,099	1,559	1,176	697
Accumulated net realized loss on investments	(344,979)	(4,841,708)	(9,166,353)	(8,231,687)	(3,331,420)
Net unrealized appreciation of investments, foreign currencies and derivatives	.9,085,766	39,250,447	48,635,778	39,126,229	10,986,524

TOTAL NET ASSETS	$35,810,254	$130,190,097	$160,901,007	$115,771,770	$44,904,500

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Target Maturity Funds–19

LVIP Managed Risk Profile Target Maturity Funds

Statements of Operations

Year Ended December 31, 2017

	LVIP Managed Risk Profile 2010 Fund	LVIP Managed Risk Profile 2020 Fund	LVIP Managed Risk Profile 2030 Fund	LVIP Managed Risk Profile 2040 Fund	LVIP Managed Risk Profile 2050 Fund
INVESTMENT INCOME:
Dividends from affiliated investments	$729,476	$2,578,462	$3,156,499	$2,210,031	$781,405
Dividends from unaffiliated investments	24,643	110,255	121,411	158,921	69,245

	754,119	2,688,717	3,277,910	2,368,952	850,650

EXPENSES:
Management fees	93,350	326,642	396,404	280,694	101,164
Accounting and administration expenses	32,489	38,828	40,768	37,602	32,770
Professional fees	24,030	25,649	26,179	25,385	24,155
Distribution expenses-Service Class	18,454	60,369	67,029	63,849	23,424
Shareholder servicing fees	7,227	25,181	30,898	21,953	8,139
Reports and statements to shareholders	6,550	11,582	15,433	17,741	13,067
Custodian fees	4,971	6,780	8,489	7,507	6,790
Consulting fees	3,816	4,107	4,223	4,078	3,846
Trustees’ fees and expenses	1,013	3,637	4,414	3,118	1,143
Pricing fees	270	275	276	274	98
Other	519	958	1,060	849	796

	192,689	504,008	595,173	463,050	215,392
Less:
Expenses reimbursed	(62,158)	(51,334)	(52,111)	(62,086)	(70,449)
Expenses paid indirectly	(58)	(334)	(349)	(283)	(122)

Total operating expenses	130,473	452,340	542,713	400,681	144,821

NET INVESTMENT INCOME	623,646	2,236,377	2,735,197	1,968,271	705,829

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Distributions from affiliated investments	152,881	793,694	1,002,534	767,957	326,357
Distributions from unaffiliated investments	4,426	—	—	—	—
Sale of affiliated investments	2,360,026	6,338,624	5,135,521	4,770,806	227,301
Sale of unaffiliated investments	58,158	697,273	(68,296)	(168,574)	5,133
Foreign currencies	3,035	14,179	20,606	13,545	10,759
Futures contracts	(293,233)	(1,306,937)	(1,736,485)	(1,227,994)	(516,220)

Net realized gain	2,285,293	6,536,833	4,353,880	4,155,740	53,330

Net change in unrealized appreciation (depreciation) of:
Affiliated investments	352,924	5,425,980	10,926,094	7,958,456	4,908,755
Unaffiliated investments	191,657	783,047	2,105,921	1,289,085	639,253
Foreign currencies	(1)	(1)	17	7	(61)
Futures contracts	(27,762)	(139,392)	(180,795)	(126,929)	8,886

Net change in unrealized appreciation (depreciation)	516,818	6,069,634	12,851,237	9,120,619	5,556,833

NET REALIZED AND UNREALIZED GAIN	2,802,111	12,606,467	17,205,117	13,276,359	5,610,163

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,425,757	$14,842,844	$19,940,314	$15,244,630	$6,315,992

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Target Maturity Funds–20

LVIP Managed Risk Profile Target Maturity Funds

Statements of Changes in Net Assets

	LVIP Managed Risk Profile 2010 Fund		LVIP Managed Risk Profile 2020 Fund		LVIP Managed Risk Profile 2030 Fund
	Year Ended		Year Ended		Year Ended
	12/31/17	12/31/16	12/31/17	12/31/16	12/31/17	12/31/16
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$623,646	$712,033	$2,236,377	$2,550,303	$2,735,197	$2,842,358
Net realized gain	2,285,293	178,739	6,536,833	2,666,530	4,353,880	678,374
Net change in unrealized appreciation (depreciation)	516,818	1,017,172	6,069,634	681,917	12,851,237	2,375,147

Net increase in net assets resulting from operations	3,425,757	1,907,944	14,842,844	5,898,750	19,940,314	5,895,879

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(520,903)	(644,691)	(2,026,830)	(2,305,504)	(2,553,411)	(2,610,218)
Service Class	(126,498)	(119,481)	(411,214)	(422,705)	(490,381)	(421,365)
Net realized gain on investments:
Standard Class	(357,483)	(1,449,799)	(3,435,540)	(2,764,080)	(2,556,310)	(3,151,302)
Service Class	(91,092)	(260,135)	(793,156)	(578,236)	(543,737)	(588,197)

	(1,095,976)	(2,474,106)	(6,666,740)	(6,070,525)	(6,143,839)	(6,771,082)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	3,554,550	12,003,771	16,097,026	16,677,747	17,837,444	23,517,757
Service Class	1,680,306	1,135,482	1,984,800	2,554,746	3,933,295	3,600,108
Reinvestment of dividends and distributions:
Standard Class	878,386	2,094,490	5,462,370	5,069,584	5,109,721	5,761,520
Service Class	217,590	379,616	1,204,370	1,000,941	1,034,118	1,009,562

	6,330,832	15,613,359	24,748,566	25,303,018	27,914,578	33,888,947

Cost of shares redeemed:
Standard Class	(10,118,767)	(13,391,007)	(34,672,738)	(32,888,533)	(34,142,935)	(33,297,047)
Service Class	(1,490,423)	(859,775)	(3,669,916)	(3,318,221)	(2,287,597)	(3,626,233)

	(11,609,190)	(14,250,782)	(38,342,654)	(36,206,754)	(36,430,532)	(36,923,280)

Increase (decrease) in net assets derived from capital share transactions	(5,278,358)	1,362,577	(13,594,088)	(10,903,736)	(8,515,954)	(3,034,333)

NET INCREASE (DECREASE) IN NET ASSETS	(2,948,577)	796,415	(5,417,984)	(11,075,511)	5,280,521	(3,909,536)
NET ASSETS:
Beginning of year	38,758,831	37,962,416	135,608,081	146,683,592	155,620,486	159,530,022

End of year	$35,810,254	$38,758,831	$130,190,097	$135,608,081	$160,901,007	$155,620,486

Undistributed net investment income	$246	$—	$1,099	$—	$1,559	$—

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Target Maturity Funds–21

LVIP Managed Risk Profile Target Maturity Funds

Statements of Changes in Net Assets (continued)

	LVIP Managed Risk Profile 2040 Fund		LVIP Managed Risk Profile 2050 Fund
	Year Ended		Year Ended
	12/31/17	12/31/16	12/31/17	12/31/16
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,968,271	$1,904,080	$705,829	$647,569
Net realized gain (loss)	4,155,740	(3,236)	53,330	(938,059)
Net change in unrealized appreciation (depreciation)	9,120,619	2,166,208	5,556,833	1,829,728

Net increase in net assets resulting from operations	15,244,630	4,067,052	6,315,992	1,539,238

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(1,709,103)	(1,649,893)	(640,457)	(546,155)
Service Class	(482,403)	(384,912)	(193,879)	(126,538)
Net realized gain:
Standard Class	(1,636,568)	(1,665,129)	(48,409)	(174,257)
Service Class	(506,842)	(480,873)	(15,466)	(44,342)

	(4,334,916)	(4,180,807)	(898,211)	(891,292)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	12,340,600	13,292,017	8,072,870	7,490,790
Service Class	4,923,612	3,910,256	2,874,876	2,747,999
Reinvestment of dividends and distributions:
Standard Class	3,345,671	3,315,022	688,866	720,412
Service Class	989,245	865,785	209,345	170,880

	21,599,128	21,383,080	11,845,957	11,130,081

Cost of shares redeemed:
Standard Class	(23,645,016)	(17,106,056)	(8,200,415)	(4,473,977)
Service Class	(3,448,454)	(3,848,504)	(526,268)	(353,786)

	(27,093,470)	(20,954,560)	(8,726,683)	(4,827,763)

Increase (decrease) in net assets derived from capital share transactions	(5,494,342)	428,520	3,119,274	6,302,318

NET INCREASE IN NET ASSETS	5,415,372	314,765	8,537,055	6,950,264
NET ASSETS:
Beginning of year	110,356,398	110,041,633	36,367,445	29,417,181

End of year	$115,771,770	$110,356,398	$44,904,500	$36,367,445

Undistributed net investment income	$1,176	$—	$697	$17,393

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Target Maturity Funds–22

LVIP Managed Risk Profile 2010 Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Managed Risk Profile 2010 Fund Standard Class
	Year Ended
	12/31/17	12/31/16[1]	12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$11.191	$11.379	$12.448	$12.105	$11.259

Income (loss) from investment operations:
Net investment income[2]	0.202	0.197	0.208	0.158	0.127
Net realized and unrealized gain (loss)	0.873	0.306	(0.413)	0.421	0.878

Total from investment operations	1.075	0.503	(0.205)	0.579	1.005

Less dividends and distributions from:
Net investment income	(0.224)	(0.224)	(0.224)	(0.236)	(0.159)
Net realized gain	(0.140)	(0.467)	(0.640)	—	—

Total dividends and distributions	(0.364)	(0.691)	(0.864)	(0.236)	(0.159)

Net asset value, end of period	$11.902	$11.191	$11.379	$12.448	$12.105

Total return[3]	9.64%	4.44%	(1.61% )	4.78%	8.93%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$27,961	$31,758	$31,507	$36,507	$48,876
Ratio of expenses to average net assets[4]	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.47%	0.43%	0.44%	0.42%	0.43%
Ratio of net investment income to average net assets	1.72%	1.71%	1.68%	1.27%	1.08%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.55%	1.58%	1.54%	1.15%	0.95%
Portfolio turnover	29%	47%	32%	37%	37%

[1]	Effective May 1, 2016, Milliman Financial Risk Management LLC is responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Target Maturity Funds–23

LVIP Managed Risk Profile 2010 Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Managed Risk Profile 2010 Fund Service Class
	Year Ended
	12/31/17	12/31/16[1]	12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$11.186	$11.375	$12.443	$12.101	$11.256

Income (loss) from investment operations:
Net investment income[2]	0.172	0.168	0.177	0.127	0.098
Net realized and unrealized gain (loss)	0.872	0.305	(0.412)	0.420	0.877

Total from investment operations	1.044	0.473	(0.235)	0.547	0.975

Less dividends and distributions from:
Net investment income	(0.195)	(0.195)	(0.193)	(0.205)	(0.130)
Net realized gain	(0.140)	(0.467)	(0.640)	—	—

Total dividends and distributions	(0.335)	(0.662)	(0.833)	(0.205)	(0.130)

Net asset value, end of period	$11.895	$11.186	$11.375	$12.443	$12.101

Total return[3]	9.36%	4.17%	(1.85% )	4.52%	8.66%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$7,849	$7,001	$6,455	$7,804	$8,752
Ratio of expenses to average net assets[4]	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.72%	0.68%	0.69%	0.67%	0.68%
Ratio of net investment income to average net assets	1.47%	1.46%	1.43%	1.02%	0.83%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.30%	1.33%	1.29%	0.90%	0.71%
Portfolio turnover	29%	47%	32%	37%	37%

[1]	Effective May 1, 2016, Milliman Financial Risk Management LLC is responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Target Maturity Funds–24

LVIP Managed Risk Profile 2020 Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Managed Risk Profile 2020 Fund Standard Class
	Year Ended
	12/31/17	12/31/16[1]	12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$11.206	$11.222	$12.110	$11.829	$10.788

Income (loss) from investment operations:
Net investment income[2]	0.207	0.214	0.210	0.151	0.137
Net realized and unrealized gain (loss)	1.129	0.283	(0.480)	0.369	1.063

Total from investment operations	1.336	0.497	(0.270)	0.520	1.200

Less dividends and distributions from:
Net investment income	(0.231)	(0.231)	(0.219)	(0.239)	(0.159)
Net realized gain	(0.401)	(0.282)	(0.399)	—	—

Total dividends and distributions	(0.632)	(0.513)	(0.618)	(0.239)	(0.159)

Net asset value, end of period	$11.910	$11.206	$11.222	$12.110	$11.829

Total return[3]	12.03%	4.45%	(2.21% )	4.39%	11.13%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$105,395	$111,809	$123,071	$131,581	$190,689
Ratio of expenses to average net assets[4]	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.34%	0.32%	0.31%	0.31%	0.31%
Ratio of net investment income to average net assets	1.76%	1.89%	1.74%	1.25%	1.20%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.72%	1.87%	1.73%	1.24%	1.19%
Portfolio turnover	24%	28%	28%	31%	27%

[1]	Effective May 1, 2016, Milliman Financial Risk Management LLC is responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Target Maturity Funds–25

LVIP Managed Risk Profile 2020 Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Managed Risk Profile 2020 Fund Service Class
	Year Ended
	12/31/17	12/31/16[1]	12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$11.204	$11.220	$12.107	$11.827	$10.788

Income (loss) from investment operations:
Net investment income[2]	0.178	0.186	0.180	0.121	0.108
Net realized and unrealized gain (loss)	1.126	0.283	(0.479)	0.368	1.062

Total from investment operations	1.304	0.469	(0.299)	0.489	1.170

Less dividends and distributions from:
Net investment income	(0.201)	(0.203)	(0.189)	(0.209)	(0.131)
Net realized gain	(0.401)	(0.282)	(0.399)	—	—

Total dividends and distributions	(0.602)	(0.485)	(0.588)	(0.209)	(0.131)

Net asset value, end of period	$11.906	$11.204	$11.220	$12.107	$11.827

Total return[3]	11.75%	4.20%	(2.45% )	4.13%	10.85%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$24,795	$23,799	$23,613	$27,490	$28,539
Ratio of expenses to average net assets[4]	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.59%	0.57%	0.56%	0.56%	0.56%
Ratio of net investment income to average net assets	1.51%	1.64%	1.49%	1.00%	0.95%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.47%	1.62%	1.48%	0.99%	0.94%
Portfolio turnover	24%	28%	28%	31%	27%

[1]	Effective May 1, 2016, Milliman Financial Risk Management LLC is responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Target Maturity Funds–26

LVIP Managed Risk Profile 2030 Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Managed Risk Profile 2030 Fund Standard Class
	Year Ended
	12/31/17	12/31/16[1]	12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$10.851	$10.930	$12.174	$11.934	$10.627

Income (loss) from investment operations:
Net investment income[2]	0.204	0.200	0.209	0.158	0.140
Net realized and unrealized gain (loss)	1.250	0.205	(0.539)	0.340	1.320

Total from investment operations	1.454	0.405	(0.330)	0.498	1.460

Less dividends and distributions from:
Net investment income	(0.231)	(0.218)	(0.205)	(0.258)	(0.153)
Net realized gain	(0.233)	(0.266)	(0.709)	—	—

Total dividends and distributions	(0.464)	(0.484)	(0.914)	(0.258)	(0.153)

Net asset value, end of period	$11.841	$10.851	$10.930	$12.174	$11.934

Total return[3]	13.47%	3.72%	(2.66% )	4.16%	13.74%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$131,624	$131,282	$136,001	$146,452	$214,620
Ratio of expenses to average net assets[4]	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.33%	0.32%	0.31%	0.31%	0.31%
Ratio of net investment income to average net assets	1.77%	1.83%	1.74%	1.30%	1.23%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.74%	1.81%	1.73%	1.29%	1.22%
Portfolio turnover	20%	31%	30%	26%	24%

[1]	Effective May 1, 2016, Milliman Financial Risk Management LLC is responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Target Maturity Funds–27

LVIP Managed Risk Profile 2030 Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Managed Risk Profile 2030 Fund Service Class
	Year Ended
	12/31/17	12/31/16[1]	12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$10.849	$10.930	$12.172	$11.933	$10.628

Income (loss) from investment operations:
Net investment income[2]	0.175	0.173	0.178	0.128	0.111
Net realized and unrealized gain (loss)	1.249	0.202	(0.536)	0.338	1.319

Total from investment operations	1.424	0.375	(0.358)	0.466	1.430

Less dividends and distributions from:
Net investment income	(0.202)	(0.190)	(0.175)	(0.227)	(0.125)
Net realized gain	(0.233)	(0.266)	(0.709)	—	—

Total dividends and distributions	(0.435)	(0.456)	(0.884)	(0.227)	(0.125)

Net asset value, end of period	$11.838	$10.849	$10.930	$12.172	$11.933

Total return[3]	13.19%	3.45%	(2.90% )	3.90%	13.46%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$29,277	$24,338	$23,529	$23,964	$23,139
Ratio of expenses to average net assets[4]	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.58%	0.57%	0.56%	0.56%	0.56%
Ratio of net investment income to average net assets	1.52%	1.58%	1.49%	1.05%	0.98%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.49%	1.56%	1.48%	1.04%	0.97%
Portfolio turnover	20%	31%	30%	26%	24%

[1]	Effective May 1, 2016, Milliman Financial Risk Management LLC is responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Target Maturity Funds–28

LVIP Managed Risk Profile 2040 Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Managed Risk Profile 2040 Fund Standard Class
	Year Ended
	12/31/17	12/31/16[1]	12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$10.337	$10.346	$11.655	$11.523	$10.009

Income (loss) from investment operations:
Net investment income[2]	0.200	0.185	0.196	0.151	0.132
Net realized and unrealized gain (loss)	1.304	0.207	(0.577)	0.251	1.523

Total from investment operations	1.504	0.392	(0.381)	0.402	1.655

Less dividends and distributions from:
Net investment income	(0.225)	(0.198)	(0.189)	(0.270)	(0.141)
Net realized gain	(0.217)	(0.203)	(0.739)	—	—

Total dividends and distributions	(0.442)	(0.401)	(0.928)	(0.270)	(0.141)

Net asset value, end of period	$11.399	$10.337	$10.346	$11.655	$11.523

Total return[3]	14.63%	3.81%	(3.22% )	3.48%	16.54%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$87,523	$86,980	$87,556	$94,657	$146,675
Ratio of expenses to average net assets[4]	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.36%	0.34%	0.33%	0.33%	0.33%
Ratio of net investment income to average net assets	1.81%	1.78%	1.70%	1.29%	1.22%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.75%	1.74%	1.67%	1.26%	1.19%
Portfolio turnover	27%	27%	25%	25%	25%

[1]	Effective May 1, 2016, Milliman Financial Risk Management LLC is responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Target Maturity Funds–29

LVIP Managed Risk Profile 2040 Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Managed Risk Profile 2040 Fund Service Class
	Year Ended
	12/31/17	12/31/16[1]	12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$10.315	$10.325	$11.634	$11.503	$9.993

Income (loss) from investment operations:
Net investment income[2]	0.172	0.158	0.166	0.122	0.105
Net realized and unrealized gain (loss)	1.300	0.207	(0.575)	0.249	1.518

Total from investment operations	1.472	0.365	(0.409)	0.371	1.623

Less dividends and distributions from:
Net investment income	(0.198)	(0.172)	(0.161)	(0.240)	(0.113)
Net realized gain	(0.217)	(0.203)	(0.739)	—	—

Total dividends and distributions	(0.415)	(0.375)	(0.900)	(0.240)	(0.113)

Net asset value, end of period	$11.372	$10.315	$10.325	$11.634	$11.503

Total return[3]	14.34%	3.55%	(3.46% )	3.22%	16.25%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$28,249	$23,376	$22,486	$22,424	$19,191
Ratio of expenses to average net assets[4]	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.61%	0.59%	0.58%	0.58%	0.58%
Ratio of net investment income to average net assets	1.56%	1.53%	1.45%	1.04%	0.97%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.50%	1.49%	1.42%	1.01%	0.94%
Portfolio turnover	27%	27%	25%	25%	25%

[1]	Effective May 1, 2016, Milliman Financial Risk Management LLC is responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Target Maturity Funds–30

LVIP Managed Risk Profile 2050 Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Managed Risk Profile 2050 Fund Standard Class
	Year Ended
	12/31/17	12/31/16[1]	12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$9.514	$9.345	$9.888	$11.054	$9.401

Income (loss) from investment operations:
Net investment income[2]	0.187	0.189	0.186	0.138	0.138
Net realized and unrealized gain (loss)	1.440	0.222	(0.554)	0.196	1.651

Total from investment operations	1.627	0.411	(0.368)	0.334	1.789

Less dividends and distributions from:
Net investment income	(0.213)	(0.182)	(0.157)	(0.214)	(0.133)
Net realized gain	(0.016)	(0.060)	(0.018)	(1.286)	—
Return of capital	—	—	—	—	(0.003)

Total dividends and distributions	(0.229)	(0.242)	(0.175)	(1.500)	(0.136)

Net asset value, end of period	$10.912	$9.514	$9.345	$9.888	$11.054

Total return[3]	17.11%	4.41%	(3.75% )	2.94%	19.04%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$33,407	$28,659	$24,406	$20,614	$37,291
Ratio of expenses to average net assets[4]	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.47%	0.50%	0.54%	0.52%	0.55%
Ratio of net investment income to average net assets	1.80%	2.01%	1.87%	1.24%	1.34%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.63%	1.81%	1.63%	1.02%	1.09%
Portfolio turnover	34%	23%	26%	46%	24%

[1]	Effective May 1, 2016, Milliman Financial Risk Management LLC is responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Target Maturity Funds–31

LVIP Managed Risk Profile 2050 Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Managed Risk Profile 2050 Fund Service Class
	Year Ended
	12/31/17	12/31/16[1]	12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$9.491	$9.324	$9.866	$11.032	$9.385

Income (loss) from investment operations:
Net investment income[2]	0.161	0.165	0.160	0.111	0.112
Net realized and unrealized gain (loss)	1.435	0.221	(0.552)	0.195	1.645

Total from investment operations	1.596	0.386	(0.392)	0.306	1.757

Less dividends and distributions from:
Net investment income	(0.187)	(0.159)	(0.132)	(0.186)	(0.107)
Net realized gain	(0.016)	(0.060)	(0.018)	(1.286)	—
Return of capital	—	—	—	—	(0.003)

Total dividends and distributions	(0.203)	(0.219)	(0.150)	(1.472)	(0.110)

Net asset value, end of period	$10.884	$9.491	$9.324	$9.866	$11.032

Total return[3]	16.82%	4.15%	(3.98% )	2.68%	18.73%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$11,498	$7,708	$5,011	$3,075	$3,585
Ratio of expenses to average net assets[4]	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.72%	0.75%	0.79%	0.77%	0.80%
Ratio of net investment income to average net assets	1.55%	1.76%	1.62%	0.99%	1.09%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.38%	1.56%	1.38%	0.77%	0.84%
Portfolio turnover	34%	23%	26%	46%	24%

[1]	Effective May 1, 2016, Milliman Financial Risk Management LLC is responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Target Maturity Funds–32

LVIP Managed Risk Profile Target Maturity Funds

Notes to Financial Statements

December 31, 2017

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 92 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Managed Risk Profile 2010 Fund, LVIP Managed Risk Profile 2020 Fund, LVIP Managed Risk Profile 2030 Fund, LVIP Managed Risk Profile 2040 Fund and LVIP Managed Risk Profile 2050 Fund (each, a Fund, and collectively, the “Funds”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. Each Fund is a diversified management investment company registered under the 1940 Act. Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold each Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

Each Fund operates under a fund of funds structure and invests substantially all of its assets in open-end investment companies, including exchange-traded funds (“ETF”), that are advised by Lincoln Investment Advisors Corporation (“LIAC”) or unaffiliated managers (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. A significant portion of the Underlying Funds employ a passive investment style (i.e. index funds). In addition to investment company investments, the Funds may invest in individual securities, such as money market instruments, and employ an actively managed risk management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Financial statements for the Underlying Funds can be found at www.sec.gov.

The Funds are Managed Risk Profile Target Maturity Funds which are designed for investors planning to retire close to the year indicated in the name of the Fund.

Each Fund’s investment objective is to seek the highest total return over time with an increased emphasis on capital preservation as the target date approaches. Thereafter, an emphasis will be placed on high current income with a secondary focus on capital appreciation.

1. Significant Accounting Policies

Each Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, each Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Funds.

Security Valuation–ETFs, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (“NYSE”) on the valuation date. ETFs traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value. The Funds value Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the NYSE on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information. Investments in government money market funds have a stable NAV. Futures contracts are valued at the daily quoted settlement prices.

Federal Income Taxes–No provision for federal income taxes has been made because each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on each Fund’s federal income returns through the year ended December 31, 2017 and for all open tax years (years ended December 31, 2014–December 31, 2016), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statements of Operations. During the year ended December 31, 2017, the Funds did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with each Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Funds report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

LVIP Managed Risk Profile Target Maturity Funds–33

LVIP Managed Risk Profile Target Maturity Funds

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date. The Funds declare and distribute dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Funds receives earnings credits from their custodian when positive cash balances are maintained, which are used to offset custodian fees. The expenses paid under this arrangement are included in “Custodian fees” on the Statements of Operations with the corresponding expense offset shown as “Expenses paid indirectly.”

2. Management Fees and Other Transactions with Affiliates

LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of each Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to each Fund. For its services, LIAC receives a management fee at an annual rate of 0.25% of the average daily net assets of each Fund. The fees are calculated daily and paid monthly. This fee is in addition to the management fees indirectly paid to the investment advisers of the Underlying Funds (including LIAC).

LIAC has contractually agreed to reimburse each Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Funds fees and expenses) exceed 0.30% of the Fund’s average daily net assets for the Standard Class (and 0.55% for the Service Class). The agreement will continue at least through April 30, 2018, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.

Milliman Financial Risk Management LLC (the “Sub-Adviser”) is responsible for managing the Fund’s managed risk strategy. For these services, LIAC, not the Funds, pays the Sub-Adviser a fee based on each Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, the Funds reimburse Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statements of Operations. For the year ended December 31, 2017, costs for these administrative and legal services were as follows:

	LVIP	LVIP	LVIP	LVIP	LVIP
	Managed Risk Profile	Managed Risk Profile	Managed Risk Profile	Managed Risk Profile	Managed Risk Profile
	2010 Fund	2020 Fund	2030 Fund	2040 Fund	2050 Fund
Administrative	$2,090	$7,419	$9,061	$6,400	$2,340
Legal	368	1,304	1,588	1,116	404

Lincoln Life also provides certain contract holder and additional corporate services to the Funds. Effective May 1, 2017, each Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of each Fund’s average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.

Lincoln Life also prints and mails Fund documents on behalf of the Funds. The cost of these services is included in “Reports and statements to shareholders” on the Statements of Operations. The Funds reimburse Lincoln Life for the cost of these services. For the year ended December 31, 2017, these fees were as follows:

	LVIP	LVIP	LVIP	LVIP	LVIP
	Managed Risk Profile	Managed Risk Profile	Managed Risk Profile	Managed Risk Profile	Managed Risk Profile
	2010 Fund	2020 Fund	2030 Fund	2040 Fund	2050 Fund
Printing and mailing	$2,297	$6,636	$10,289	$12,878	$8,730

The Funds currently offer two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to their distribution and service plan, the Funds are authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation, or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is

LVIP Managed Risk Profile Target Maturity Funds–34

LVIP Managed Risk Profile Target Maturity Funds

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions with Affiliates (continued)

0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fees are calculated daily and paid monthly.

In addition to the management fees and other expenses reflected on the Statements of Operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds in which they invest. Because each of the Underlying Funds has varied expense and fee levels, and the Funds may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.

At December 31, 2017, each Fund had receivables due from and liabilities payable to affiliates as follows:

	LVIP	LVIP	LVIP	LVIP	LVIP
	Managed Risk Profile	Managed Risk Profile	Managed Risk Profile	Managed Risk Profile	Managed Risk Profile
	2010 Fund	2020 Fund	2030 Fund	2040 Fund	2050 Fund
Expense reimbursement receivable from LIAC	$5,501	$4,889	$5,629	$6,123	$6,867
Management fees payable to LIAC	7,607	27,750	34,358	24,456	9,346
Distribution fees payable to LFD	1,657	5,233	6,168	5,920	2,386
Shareholder servicing fees payable to Lincoln Life	882	3,219	3,986	2,837	1,084

Each Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2017, each Fund engaged in securities purchases and securities sales which resulted in net realized gain (loss) as follows:

	LVIP	LVIP	LVIP	LVIP
	Managed Risk Profile	Managed Risk Profile	Managed Risk Profile	Managed Risk Profile
	2020 Fund	2030 Fund	2040 Fund	2050 Fund
Securities purchases	$571,257	$237,985	$458,848	$171,458
Securities sales	174,702	412,208	55,957	470,340
Net realized gain (loss)	12,640	51,922	3,874	35,244

For the year ended December 31, 2017, LVIP Managed Risk Profile 2010 Fund did not engage in any 17a-7 securities purchases or securities sales.

Certain officers and trustees of the Funds are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Funds. The Funds pay compensation to unaffiliated trustees.

LVIP Managed Risk Profile Target Maturity Funds–35

LVIP Managed Risk Profile Target Maturity Funds

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions with Affiliates (continued)

Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers’ outstanding securities (non-LVIP Funds). Affiliated investments of each Fund and the corresponding investment activity for the year ended December 31, 2017, were as follows:

LVIP Managed Risk Profile 2010 Fund

	Value 12/31/16	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/17	Dividends	Capital Gain Distributions
LVIP BlackRock Inflation Protected Bond Fund	$2,322,195	$2,360,207	$1,242,381	$4,372	$18,502	$3,462,895	$60,396	$—
LVIP Clarion Global Real Estate Fund	1,166,832	154,862	684,447	186,500	(117,571)	706,176	32,365	—
LVIP Delaware Bond Fund	2,311,806	59,034	323,184	(5,625)	41,499	2,083,530	59,035	—
LVIP Delaware Special Opportunities Fund	386,954	79,280	141,574	9,714	15,092	349,466	4,343	31,744
LVIP Global Income Fund	2,316,445	1,623,819	2,616,732	(9,126)	63,789	1,378,195	—	7,529
LVIP JPMorgan High Yield Fund	2,722,849	349,954	1,758,435	9,433	62,097	1,385,898	86,498	—
LVIP PIMCO Low Duration Bond Fund	1,548,124	257,151	423,957	573	(971)	1,380,920	24,520	—
LVIP SSGA Bond Index Fund	6,947,400	2,204,838	1,917,203	31,923	(8,422)	7,258,536	175,412	—
LVIP SSGA International Index Fund	4,630,802	869,432	2,064,519	235,849	551,987	4,223,551	105,047	—
LVIP SSGA Mid-Cap Index Fund	383,032	47,049	127,705	15,833	31,455	349,664	4,478	2,181
LVIP SSGA S&P 500 Index Fund	8,883,070	1,002,348	3,548,898	1,568,377	(169,840)	7,735,057	135,929	89,714
LVIP SSGA Small-Cap Index Fund	770,487	413,085	533,186	301,155	(249,789)	701,752	6,637	10,591
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	380,218	45,788	144,049	33,457	35,801	351,215	653	11,122
LVIP Western Asset Core Bond Fund	2,321,637	958,895	1,272,224	(22,409)	79,295	2,065,194	34,163	—

Total	$37,091,851	$10,425,742	$16,798,494	$2,360,026	$352,924	$33,432,049	$729,476	$152,881

LVIP Managed Risk Profile Target Maturity Funds–36

LVIP Managed Risk Profile Target Maturity Funds

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions with Affiliates (continued)

LVIP Managed Risk Profile 2020 Fund

	Value 12/31/16	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/17	Dividends	Capital Gain Distributions
LVIP Baron Growth Opportunities Fund	$1,301,876	$181,903	$481,639	$155,226	$111,040	$1,268,406	$—	$47,121
LVIP BlackRock Inflation Protected Bond Fund	6,650,618	2,258,916	2,674,685	12,863	30,940	6,278,652	100,663	—
LVIP Clarion Global Real Estate Fund	4,009,415	498,505	2,169,814	421,505	(195,927)	2,563,684	115,238	—
LVIP Delaware Bond Fund	5,747,938	169,982	—	—	81,297	5,999,217	169,982	—
LVIP Delaware Special Opportunities Fund	2,632,523	286,080	1,808,029	163,633	(6,984)	1,267,223	15,791	104,838
LVIP Global Income Fund	3,980,822	1,665,858	2,025,177	(12,016)	138,333	3,747,820	—	18,826
LVIP JPMorgan High Yield Fund	8,023,070	774,037	5,159,590	(96,647)	228,371	3,769,241	227,007	—
LVIP PIMCO Low Duration Bond Fund	5,321,065	911,535	1,220,583	941	(5,394)	5,007,564	87,385	—
LVIP SSGA Bond Index Fund	21,224,767	7,877,132	5,413,726	22,104	108,825	23,819,102	577,690	—
LVIP SSGA International Index Fund	21,219,975	4,257,467	7,510,634	1,051,216	2,687,520	21,705,544	535,467	—
LVIP SSGA Mid-Cap Index Fund	1,316,284	159,004	371,227	42,666	121,231	1,267,958	16,229	7,484
LVIP SSGA S&P 500 Index Fund	34,518,083	6,615,257	12,616,845	4,526,871	1,378,450	34,421,816	606,483	379,928
LVIP SSGA Small-Cap Index Fund	2,670,188	329,046	713,855	47,914	204,555	2,537,848	24,065	59,594
LVIP SSGA Small-Mid Cap 200 Fund	1,331,540	319,673	330,345	21,315	(75,105)	1,267,078	30,907	100,506
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	2,613,250	284,407	835,006	39,964	444,444	2,547,059	4,752	75,397
LVIP Western Asset Core Bond Fund	3,541,127	2,772,110	2,399,559	(58,931)	174,384	4,029,131	66,803	—

Total	$126,102,541	$29,360,912	$45,730,714	$6,338,624	$5,425,980	$121,497,343	$2,578,462	$793,694

LVIP Managed Risk Profile Target Maturity Funds–37

LVIP Managed Risk Profile Target Maturity Funds

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions with Affiliates (continued)

LVIP Managed Risk Profile 2030 Fund

	Value 12/31/16	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/17	Dividends	Capital Gain Distributions
LVIP Baron Growth Opportunities Fund	$1,481,497	$211,590	$443,378	$80,566	$237,993	$1,568,268	$—	$57,830
LVIP BlackRock Inflation Protected Bond Fund	6,054,330	1,133,844	1,010,841	768	31,684	6,209,785	98,833	—
LVIP Clarion Global Real Estate Fund	6,083,159	563,839	2,951,320	(6,925)	271,514	3,960,267	169,592	—
LVIP Delaware Bond Fund	3,394,925	100,397	—	—	48,017	3,543,339	100,397	—
LVIP Delaware Special Opportunities Fund	1,513,460	325,737	375,608	31,354	71,871	1,566,814	19,579	129,773
LVIP Global Income Fund	3,020,061	441,338	505,420	(3,823)	136,753	3,088,909	—	15,398
LVIP JPMorgan High Yield Fund	6,086,964	930,990	2,461,795	(26,964)	130,745	4,659,940	281,192	—
LVIP MFS International Growth Fund	3,041,840	1,845,579	1,315,049	108,679	1,072,395	4,753,444	50,095	—
LVIP MFS Value Fund	3,006,834	388,628	652,686	18,985	370,941	3,132,702	52,269	53,003
LVIP Mondrian International Value Fund	4,561,449	508,126	1,104,408	10,895	725,360	4,701,422	150,108	7,828
LVIP PIMCO Low Duration Bond Fund	3,027,641	575,741	503,994	288	(4,265)	3,095,411	54,050	—
LVIP SSGA Bond Index Fund	24,151,834	6,147,507	4,071,138	(4,313)	123,378	26,347,268	640,064	—
LVIP SSGA Emerging Markets 100 Fund	1,475,918	208,106	379,071	45,662	240,780	1,591,395	40,988	—
LVIP SSGA International Index Fund	19,615,376	3,697,192	3,692,407	360,926	3,689,766	23,670,853	587,838	—
LVIP SSGA Mid-Cap Index Fund	1,497,941	201,642	328,658	28,635	168,178	1,567,738	20,114	9,217
LVIP SSGA S&P 500 Index Fund	39,284,149	6,057,089	12,606,378	4,139,964	2,532,760	39,407,584	696,244	420,212
LVIP SSGA Small-Cap Index Fund	3,013,248	946,254	1,762,421	126,484	34,130	2,357,695	22,417	40,919
LVIP SSGA Small-Mid Cap 200 Fund	1,515,456	391,693	273,115	7,402	(74,762)	1,566,674	38,305	124,614
LVIP T. Rowe Price Growth Stock Fund	1,499,513	1,684,940	582,695	96,797	460,666	3,159,221	6,761	51,012
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	2,973,838	332,931	737,025	150,573	428,922	3,149,239	5,891	92,728
LVIP Western Asset Core Bond Fund	5,665,733	3,162,527	1,717,972	(30,432)	229,268	7,309,124	121,762	—

Total	$141,965,166	$29,855,690	$37,475,379	$5,135,521	$10,926,094	$150,407,092	$3,156,499	$1,002,534

LVIP Managed Risk Profile Target Maturity Funds–38

LVIP Managed Risk Profile Target Maturity Funds

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions with Affiliates (continued)

LVIP Managed Risk Profile 2040 Fund

	Value 12/31/16	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/17	Dividends	Capital Gain Distributions
LVIP Baron Growth Opportunities Fund	$1,039,836	$168,003	$322,789	$72,863	$149,521	$1,107,434	$—	$40,746
LVIP BlackRock Inflation Protected Bond Fund	4,249,489	422,118	2,485,053	(47,776)	53,966	2,192,744	34,812	—
LVIP Clarion Global Real Estate Fund	4,269,829	682,391	1,867,475	(1,332)	271,464	3,354,877	146,273	—
LVIP Delaware Bond Fund	1,548,836	45,803	—	—	21,907	1,616,546	45,803	—
LVIP Delaware Special Opportunities Fund	1,062,084	246,670	274,839	40,198	32,329	1,106,442	13,762	91,426
LVIP Global Income Fund*	2,119,674	35,292	2,170,419	(8,512)	23,965	—	—	—
LVIP JPMorgan High Yield Fund	3,204,051	1,648,821	2,766,205	(22,755)	130,052	2,193,964	137,709	—
LVIP MFS International Growth Fund	4,269,833	1,125,188	1,937,127	234,138	783,598	4,475,630	46,961	—
LVIP MFS Value Fund	3,168,034	462,722	722,353	23,185	386,703	3,318,291	55,121	56,000
LVIP Mondrian International Value Fund	5,335,698	542,482	2,184,850	80,933	652,607	4,426,870	140,701	7,337
LVIP PIMCO Low Duration Bond Fund	2,124,980	453,831	389,716	182	(3,222)	2,186,055	38,010	—
LVIP SSGA Bond Index Fund	9,535,745	6,788,264	2,129,455	3,972	30,624	14,229,150	341,573	—
LVIP SSGA Emerging Markets 100 Fund	2,071,928	322,569	547,727	61,770	339,291	2,247,831	57,627	—
LVIP SSGA International Index Fund	12,708,431	4,521,388	2,598,133	210,900	2,433,855	17,276,441	423,441	—
LVIP SSGA Mid-Cap Index Fund	1,051,318	163,623	246,165	19,882	118,413	1,107,071	14,139	6,488
LVIP SSGA S&P 500 Index Fund	32,868,502	4,016,267	10,084,970	3,811,030	1,667,950	32,278,779	567,664	351,631
LVIP SSGA Small-Cap Index Fund	2,114,688	251,848	1,405,863	124,962	22,282	1,107,917	10,486	25,592
LVIP SSGA Small-Mid Cap 200 Fund	1,063,497	296,978	206,824	5,003	(52,316)	1,106,338	26,926	87,590
LVIP T. Rowe Price Growth Stock Fund	1,052,422	1,220,122	529,498	41,368	446,258	2,230,672	4,752	35,854
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	2,087,220	269,459	538,511	142,187	263,442	2,223,797	4,141	65,293
LVIP Western Asset Core Bond Fund	3,753,068	3,405,884	1,274,193	(21,392)	185,767	6,049,134	100,130	—

Total	$100,699,163	$27,089,723	$34,682,165	$4,770,806	$7,958,456	$105,835,983	$2,210,031	$767,957

LVIP Managed Risk Profile Target Maturity Funds–39

LVIP Managed Risk Profile Target Maturity Funds

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions with Affiliates (continued)

LVIP Managed Risk Profile 2050 Fund

	Value 12/31/16	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/17	Dividends	Capital Gain Distributions
LVIP Baron Growth Opportunities Fund	$336,383	$106,836	$101,459	$988	$74,858	$417,606	$—	$14,973
LVIP BlackRock Inflation Protected Bond Fund*	687,422	28,454	714,184	(11,801)	10,109	—	—	—
LVIP Clarion Global Real Estate Fund	1,726,517	399,912	949,858	(25,073)	113,492	1,264,990	54,285	—
LVIP Delaware Bond Fund	234,532	6,935	—	—	3,318	244,785	6,936	—
LVIP Delaware Special Opportunities Fund	343,496	138,088	88,838	418	24,086	417,250	5,121	33,592
LVIP JPMorgan High Yield Fund	1,036,484	320,124	548,196	(2,610)	21,646	827,448	49,531	—
LVIP MFS International Growth Fund	1,035,998	568,426	253,637	428	336,406	1,687,621	17,459	—
LVIP MFS Value Fund	1,024,865	746,335	272,284	1,915	167,587	1,668,418	27,313	27,466
LVIP Mondrian International Value Fund	1,380,885	375,315	320,065	(11,068)	244,345	1,669,412	52,314	2,730
LVIP PIMCO Low Duration Bond Fund	343,722	131,948	62,409	(145)	(868)	412,248	7,052	—
LVIP SSGA Bond Index Fund	342,777	1,483,925	175,055	(389)	(8)	1,651,250	38,791	—
LVIP SSGA Emerging Markets 100 Fund	670,322	212,596	169,678	1,759	132,646	847,645	21,435	—
LVIP SSGA International Index Fund	6,167,575	2,777,965	1,801,620	36,047	1,226,805	8,406,772	203,341	—
LVIP SSGA Mid-Cap Index Fund	680,085	661,596	226,683	4,272	133,154	1,252,424	15,779	7,185
LVIP SSGA S&P 500 Index Fund	12,347,531	3,089,062	4,309,584	199,306	1,893,785	13,220,100	229,465	138,136
LVIP SSGA Small-Cap Index Fund	1,025,945	265,523	545,638	31,248	58,465	835,543	7,805	18,944
LVIP SSGA Small-Mid Cap 200 Fund	343,939	157,131	66,279	622	(18,217)	417,196	10,016	32,596
LVIP T. Rowe Price Growth Stock Fund	680,927	944,968	248,342	2,597	301,901	1,682,051	3,537	26,686
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	675,222	191,066	167,910	2,208	137,950	838,536	1,541	24,049
LVIP Western Asset Core Bond Fund	794,887	1,262,842	281,025	(3,421)	47,295	1,820,578	29,684	—

Total	$31,879,514	$13,869,047	$11,302,744	$227,301	$4,908,755	$39,581,873	$781,405	$326,357

*Issuer was not an investment of the Fund at December 31, 2017.

LVIP Managed Risk Profile Target Maturity Funds–40

LVIP Managed Risk Profile Target Maturity Funds

Notes to Financial Statements (continued)

3. Investments

For the year ended December 31, 2017, each Fund made purchases and sales of investment securities other than short-term investments as follows:

	LVIP	LVIP	LVIP	LVIP	LVIP
	Managed Risk Profile	Managed Risk Profile	Managed Risk Profile	Managed Risk Profile	Managed Risk Profile
	2010 Fund	2020 Fund	2030 Fund	2040 Fund	2050 Fund
Purchases	$10,657,675	$30,896,050	$30,550,152	$29,407,669	$14,706,852
Sales	17,411,242	50,099,204	42,708,967	38,259,197	12,803,203

At December 31, 2017, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for each Fund were as follows:

	LVIP	LVIP	LVIP	LVIP	LVIP
	Managed Risk Profile	Managed Risk Profile	Managed Risk Profile	Managed Risk Profile	Managed Risk
	2010 Fund	2020 Fund	2030 Fund	2040 Fund	Profile 2050 Fund
Cost of investments and derivatives	$29,360,064	$103,030,085	$126,827,900	$88,957,879	$37,311,223

Aggregate unrealized appreciation of investments and derivatives	$7,240,055	$30,515,941	$38,592,465	$29,636,254	$8,253,170
Aggregate unrealized depreciation of investments and derivatives	(614,013)	(2,275,091)	(2,984,539)	(2,552,717)	(678,409)

Net unrealized appreciation of investments and derivatives	$6,626,042	$28,240,850	$35,607,926	$27,083,537	$7,574,761

U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including each Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of each Fund’s investments by fair value hierarchy levels as of December 31, 2017:

Level 1 Investments: Assets:	LVIP Managed Risk Profile 2010 Fund	LVIP Managed Risk Profile 2020 Fund	LVIP Managed Risk Profile 2030 Fund	LVIP Managed Risk Profile 2040 Fund	LVIP Managed Risk Profile 2050 Fund
Affiliated Investment Companies	$33,432,049	$121,497,343	$150,407,092	$105,835,983	$39,581,873
Unaffiliated Investment Companies	2,575,980	9,884,550	12,185,105	10,321,604	5,316,319

Total Investments	$36,008,029	$131,381,893	$162,592,197	$116,157,587	$44,898,192

Derivatives:
Assets:
Future Contracts:	$3,274	$18,549	$30,552	$21,823	$28,370

Liabilities:
Future Contracts:	$(25,197)	$(129,507)	$(186,923)	$(137,994)	$(40,578)

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2017, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Funds’ policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

LVIP Managed Risk Profile Target Maturity Funds–41

LVIP Managed Risk Profile Target Maturity Funds

Notes to Financial Statements (continued)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2017 and 2016 was as follows:

	LVIP	LVIP	LVIP	LVIP	LVIP
	Managed Risk Profile	Managed Risk Profile	Managed Risk Profile	Managed Risk Profile	Managed Risk Profile
	2010 Fund	2020 Fund	2030 Fund	2040 Fund	2050 Fund
Year Ended December 31, 2017:
Ordinary income	$695,243	$2,619,510	$3,043,792	$2,191,506	$847,046
Long-term capital gain	400,733	4,047,230	3,100,047	2,143,410	51,165

Total	$1,095,976	$6,666,740	$6,143,839	$4,334,916	$898,211

Year Ended December 31, 2016:
Ordinary income	$889,889	$2,681,389	$2,991,111	$2,003,568	$672,693
Long-term capital gain	1,584,217	3,389,136	3,779,971	2,177,239	218,599

Total	$2,474,106	$6,070,525	$6,771,082	$4,180,807	$891,292

5. Components of Net Assets on a Tax Basis

As of December 31, 2017, the components of net assets on a tax basis were as follows:

	LVIP	LVIP	LVIP	LVIP	LVIP
	Managed Risk Profile	Managed Risk Profile	Managed Risk Profile	Managed Risk Profile	Managed Risk Profile
	2010 Fund	2020 Fund	2030 Fund	2040 Fund	2050 Fund
Shares of beneficial interest	$27,069,221	$95,780,259	$121,430,023	$84,876,052	$37,248,699
Undistributed ordinary income	246	45,702	1,559	1,176	66,148
Undistributed long-term capital gains	2,114,745	6,123,286	3,861,499	3,811,005	14,892
Net unrealized appreciation	6,626,042	28,240,850	35,607,926	27,083,537	7,574,761

Net assets	$35,810,254	$130,190,097	$160,901,007	$115,771,770	$44,904,500

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales, pass-through consent dividends from Underlying Funds, straddle losses deferred and mark-to-market of futures contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of distributions received from the Underlying Funds and gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2017, the Funds recorded the following reclassifications:

	LVIP	LVIP	LVIP	LVIP	LVIP
	Managed Risk Profile	Managed Risk Profile	Managed Risk Profile	Managed Risk Profile	Managed Risk Profile
	2010 Fund	2020 Fund	2030 Fund	2040 Fund	2050 Fund
Undistributed net investment income	$24,001	$202,766	$310,154	$224,411	$111,811
Accumulated net realized loss	(24,001)	(202,766)	(310,154)	(224,411)	(111,811)

LVIP Managed Risk Profile Target Maturity Funds–42

LVIP Managed Risk Profile Target Maturity Funds

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	LVIP		LVIP		LVIP
	Managed Risk Profile		Managed Risk Profile		Managed Risk Profile
	2010 Fund		2020 Fund		2030 Fund
	Year Ended		Year Ended		Year Ended
	12/31/17	12/31/16	12/31/17	12/31/16	12/31/17	12/31/16
Shares sold:
Standard Class	302,056	1,056,730	1,362,822	1,475,696	1,541,400	2,148,253
Service Class	144,417	99,354	168,190	225,760	339,721	329,050
Shares reinvested:
Standard Class	73,910	185,050	461,502	449,943	434,326	527,983
Service Class	18,333	33,601	101,934	88,915	88,034	92,590

	538,716	1,374,735	2,094,448	2,240,314	2,403,481	3,097,876

Shares redeemed:
Standard Class	(864,538)	(1,172,712)	(2,952,961)	(2,915,248)	(2,958,833)	(3,019,887)
Service Class	(128,779)	(74,580)	(311,810)	(294,935)	(197,841)	(331,175)

	(993,317)	(1,247,292)	(3,264,771)	(3,210,183)	(3,156,674)	(3,351,062)

Net increase (decrease)	(454,601)	127,443	(1,170,323)	(969,869)	(753,193)	(253,186)

	LVIP		LVIP
	Managed Risk Profile		Managed Risk Profile
	2040 Fund		2050 Fund
	Year Ended		Year Ended
	12/31/17	12/31/16	12/31/17	12/31/16
Shares sold:
Standard Class	1,112,786	1,282,707	778,895	799,554
Service Class	449,486	377,128	277,323	294,151
Shares reinvested:
Standard Class	295,990	319,758	63,145	75,662
Service Class	87,838	83,747	19,243	17,997

	1,946,100	2,063,340	1,138,606	1,187,364

Shares redeemed:
Standard Class	(2,144,616)	(1,651,279)	(793,094)	(474,619)
Service Class	(319,351)	(372,424)	(52,349)	(37,425)

	(2,463,967)	(2,023,703)	(845,443)	(512,044)

Net increase (decrease)	(517,867)	39,637	293,163	675,320

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts–Each Fund may use futures contracts in the normal course of pursuing its investment objectives and strategies. Each Fund may invest in futures contracts to hedge the Funds’ existing portfolio securities against fluctuations in the value caused by interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Funds’ investments; to facilitate in portfolio securities; and to reduce costs. In addition, each Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, each Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by each Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

LVIP Managed Risk Profile Target Maturity Funds–43

LVIP Managed Risk Profile Target Maturity Funds

Notes to Financial Statements (continued)

7. Derivatives (continued)

During the year ended December 31, 2017, each Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions and to hedge currency risks associated with the Funds’ investments.

LVIP Managed Risk Profile 2010 Fund

Fair values of derivative instruments as of December 31, 2017 were as follows:

	Asset Derivatives		Liability Derivatives
	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)*	Variation margin due from broker on futures contracts	$3,274	Variation margin due from broker on futures contracts	$(20,231)
Future contracts (Currency contracts)*	Variation margin due from broker on futures contracts	—	Variation margin due from broker on futures contracts	(4,966)

Total		$3,274		$(25,197)

*Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were open through December 31, 2017. Only current day variation margin is reported on the “Statements of Assets and Liabilities.”

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2017 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(277,370)	$(12,357)
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(15,863)	(15,405)

Total		$(293,233)	$(27,762)

LVIP Managed Risk Profile 2020 Fund

Fair values of derivative instruments as of December 31, 2017 were as follows:

	Asset Derivatives		Liability Derivatives
	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)*	Variation margin due from broker on futures contract	$18,549	Variation margin due from broker on futures contract	$(103,265)
Futures contracts (Currency contracts)*	Variation margin due from broker on futures contract	—	Variation margin due from broker on futures contract	(26,242)

Total		$18,549		$(129,507)

*Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were open through December 31, 2017. Only current day variation margin is reported on the “Statements of Assets and Liabilities.”

LVIP Managed Risk Profile Target Maturity Funds–44

LVIP Managed Risk Profile Target Maturity Funds

Notes to Financial Statements (continued)

7. Derivatives (continued)

LVIP Managed Risk Profile 2020 Fund

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2017 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(1,215,588)	$(70,764)
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(91,349)	(68,628)

Total		$(1,306,937)	$(139,392)

LVIP Managed Risk Profile 2030 Fund

Fair values of derivative instruments as of December 31, 2017 were as follows:

	Asset Derivatives		Liability Derivatives
	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)*	Variation margin due to broker on futures contract	$30,552	Variation margin due to broker on futures contract	$(145,771)
Futures contracts (Currency contracts)*	Variation margin due to broker on futures contract	—	Variation margin due to broker on futures contract	(41,152)

Total		$30,552		$(186,923)

*Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were open through December 31, 2017. Only current day variation margin is reported on the “Statements of Assets and Liabilities.”

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2017 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(1,551,802)	$(94,284)
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(184,683)	(86,511)

Total		$(1,736,485)	$(180,795)

LVIP Managed Risk Profile Target Maturity Funds–45

LVIP Managed Risk Profile Target Maturity Funds

Notes to Financial Statements (continued)

7. Derivatives (continued)

LVIP Managed Risk Profile 2040 Fund

Fair values of derivative instruments as of December 31, 2017 were as follows:

	Asset Derivatives		Liability Derivatives
	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)*	Variation margin due to broker on futures contract	$21,823	Variation margin due to broker on futures contract	$(108,175)
Futures contracts (Currency contracts)*	Variation margin due to broker on futures contract	—	Variation margin due to broker on futures contract	(29,819)

Total		$21,823		$(137,994)

*Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were open through December 31, 2017. Only current day variation margin is reported on the “Statements of Assets and Liabilities.”

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2017 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(1,105,873)	$(66,482)
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(122,121)	(60,447)

Total		$(1,227,994)	$(126,929)

LVIP Managed Risk Profile 2050 Fund

Fair values of derivative instruments as of December 31, 2017 were as follows:

	Asset Derivatives		Liability Derivatives
	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)*	Variation margin due from broker on futures contract	$28,370	Variation margin due from broker on futures contract	$(20,259)
Futures contracts (Currency contracts)*	Variation margin due from broker on futures contract	—	Variation margin due from broker on futures contract	(20,319)

Total		$28,370		$(40,578)

*Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were open through December 31, 2017. Only current day variation margin is reported on the “Statements of Assets and Liabilities.”

LVIP Managed Risk Profile Target Maturity Funds–46

LVIP Managed Risk Profile Target Maturity Funds

Notes to Financial Statements (continued)

7. Derivatives (continued)

LVIP Managed Risk Profile 2050 Fund

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2017 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$ (428,925)	$33,949
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(87,295)	(25,063)

Total		$(516,220)	$8,886

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by each Fund during the year ended December 31, 2017.

	Long Derivative Volume	Short Derivative Volume
	Future Contracts	Future Contracts
	(Average Notional Value)	(Average Notional Value)
LVIP Managed Risk Profile 2010 Fund	$2,274	$2,169,807
LVIP Managed Risk Profile 2020 Fund	7,960	10,044,082
LVIP Managed Risk Profile 2030 Fund	9,097	13,587,829
LVIP Managed Risk Profile 2040 Fund	5,686	9,517,266
LVIP Managed Risk Profile 2050 Fund	—	3,590,017

8. Contractual Obligations

The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown; however, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of material loss to be remote.

9. Market Risk

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

10. Recent Regulatory Reporting Updates

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amended Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. As of August 1, 2017, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Funds’ financial statements and related disclosures or impact the Funds’ net assets or results of operations.

11. Subsequent Events

On September 11, 2017, the Funds’ Board approved a proposal to change the Funds’ names, sub-adviser, and investment strategy. Effective February 1, 2018, the Funds’ names will change to LVIP T. Rowe Price 2010 Fund, LVIP T. Rowe Price 2020 Fund, LVIP T. Rowe Price 2030 Fund, LVIP T. Rowe Price 2040 Fund and LVIP T. Rowe Price 2050 Fund. T. Rowe Price Associates, Inc. will begin sub-advising the Funds. The Funds’ Risk Management Strategy overlay will be removed and Milliman will cease sub-advising the Funds.

Management has determined that no additional material events or transactions occurred that would require recognition or disclosure in the Funds’ financial statements.

LVIP Managed Risk Profile Target Maturity Funds–47

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of LVIP Managed Risk Profile Target Maturity Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of LVIP Managed Risk Profile 2010 Fund, LVIP Managed Risk Profile 2020 Fund, LVIP Managed Risk Profile 2030 Fund, LVIP Managed Risk Profile 2040 Fund and LVIP Managed Risk Profile 2050 Fund (collectively referred to as the “Funds”) (five of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedules of investments, as of December 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (five of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principle.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.

Philadelphia, Pennsylvania

February 22, 2018

LVIP Managed Risk Profile Target Maturity Funds–48

LVIP Managed Risk Profile Target Maturity Funds

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2017, the Funds report distributions paid during the year as follows:

	(A)	(B)
	Long-Term	Ordinary
	Capital Gain	Income Total	Total
	Distributions	Distributions	Distributions
	(Tax Basis)	(Tax Basis)	(Tax Basis)
LVIP Managed Risk Profile 2010 Fund	36.56%	63.44%	100.00%
LVIP Managed Risk Profile 2020 Fund	60.71%	39.29%	100.00%
LVIP Managed Risk Profile 2030 Fund	50.46%	49.54%	100.00%
LVIP Managed Risk Profile 2040 Fund	49.45%	50.55%	100.00%
LVIP Managed Risk Profile 2050 Fund	5.70%	94.30%	100.00%

(A) and (B) are based on a percentage of the Funds’ total distributions.

Approval of Investment Management Agreement

On August 22-23 and September 11-12, 2017, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement (“Investment Management Agreement”) between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the approval of a sub-advisory agreement (“Sub-Advisory Agreement”) with T. Rowe Price Associates, Inc. (“T. Rowe”) (collectively, with the Investment Management Agreement, the “Advisory Agreements”) for five series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), T. Rowe and Morningstar, Inc. (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and sub-advisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, T. Rowe and Morningstar provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal or approval of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Investment Management Agreement be renewed and the Sub-Advisory Agreement be approved. The Board determined that, given the totality of the information provided with respect to the Advisory Agreements, the Board had received sufficient information to renew the Investment Management Agreement and approve the Sub-Advisory Agreement. In considering the renewal or approval of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Nature, Extent and Quality of Services. In considering the renewal of the Investment Management Agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment advisor including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding the structure of portfolio manager compensation, risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement.

The Board considered that the Funds are managed with a risk management strategy using up to 20% of net assets (the “Risk-Management Sleeve”) and that at least 80% of each Fund’s net assets are invested by the sub-adviser in underlying funds (the “Equity Sleeve”). The Board considered that the risk-management strategy was designed to stabilize overall portfolio volatility (that is, variance in the Fund’s investment returns) and reduce the downside exposure of the Fund during significant market downturns by selling (short) (i.e., hedging) positions in exchange-traded futures contracts. The Board considered that the Funds’ investments in exchange-traded futures and the resulting costs limit the upside participation of the Funds in strong, increasing markets relative to unhedged funds. The Board also considered that Milliman Financial Risk Management LLC (“Milliman”) had been appointed sub-adviser to the Risk-Management Sleeve of the Funds effective May 1, 2016 and that in June 2016, the Risk-Management Sleeve’s strategy was changed. The Board concluded that the services provided by LIAC were satisfactory.

LVIP Managed Risk Profile Target Maturity Funds–49

LVIP Managed Risk Profile Target Maturity Funds

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

The Board also considered that LIAC proposed a restructuring of the Funds to remove the risk management overlay and to appoint T. Rowe as sub-adviser to manage the Funds’ glide path beginning February 1, 2018.

Performance. The Board reviewed performance information (including total return and standard deviation) provided by Morningstar for the standard class of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“performance peer group”) and a benchmark index for the one, three and five year periods, as applicable, ended March 31, 2017. The Board also received total return information comparing the Funds’ performance to the quarterly average total return of funds in the respective Morningstar category.

The Board reviewed the LVIP Managed Risk Profile 2010 Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Target Date 2000-2010 Conservative funds category and a custom index (2010 Blended Risk Control Composite). The Board considered that the performance peer group contained a limited number of funds. The Board noted that the Fund’s total return was below the return of the performance peer group median and above the return of the benchmark index for the one year period, the same as the return of the performance peer group median and above the return of the benchmark index for the three year period and above the return of the performance peer group median and the return of the benchmark index for the five year period. The Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the LVIP Managed Risk Profile 2020 Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Target Date 2016-2020 Conservative funds category and a custom index (2020 Blended Risk Control Composite). The Board considered that the performance peer group contained a limited number of funds. The Board noted that the Fund’s total return was below the return of the performance peer group median and above the return of the benchmark index for the one and three year periods and above the return of the performance peer group median and the return of the benchmark index for the five year period. The Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the LVIP Managed Risk Profile 2030 Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Target Date 2026-2030 Conservative funds category and a custom index (2030 Blended Risk Control Composite). The Board considered that the performance peer group contained a limited number of funds. The Board noted that the Fund’s total return was below the return of the performance peer group median and the return of the benchmark index for the one and three year periods and the same as the return of the performance peer group median and above the return of the benchmark index for the five year period. The Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the LVIP Managed Risk Profile 2040 Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Target Date 2036-2040 Conservative funds category and a custom index (2040 Blended Risk Control Composite). The Board considered that the performance peer group contained a limited number of funds. The Board noted that the Fund’s total return was below the return of the performance peer group median and the return of the benchmark index for the one and three year periods and the same as the return of the performance peer group median and below the benchmark index for the five year period. The Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the LVIP Managed Risk Profile 2050 Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Target Date 2050+ Moderate funds category and a custom index (2050 Blended Risk Control Composite). The Board considered that the performance peer group contained a limited number of funds. The Board noted that the Fund’s total return was below the return of the Morningstar performance peer group median and the return of the benchmark index for the one year period, below the return of the performance peer group median and above the return of the benchmark index for the three year period and the same as the return of the performance peer group median and below the return of the benchmark index for the five year period. The Board concluded that the services provided by LIAC were satisfactory.

The Board considered that LIAC had delegated day-to-day portfolio management of the Risk-Management Sleeve to Milliman and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, and monitoring the implementation of the risk management overlay model. The Board also considered an in-person presentation by representatives of Milliman regarding the performance of the Funds sub-advised by Milliman as well as presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve. The Board also considered that in June 2016, the Risk-Management Sleeve’s strategy was changed to eliminate the buying of (long) positions in exchange-traded equity futures with the intention that the revised risk management overlay would improve risk/return performance for investors. The Board noted LIAC’s view that it expects the negative impact of the risk management overlay to dampen over a full market cycle. The Board concluded that LIAC had appropriately reviewed and monitored Milliman’s performance.

Management Fee. The Board reviewed each Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar expense peer group and category median for each Fund. The Board also considered LIAC’s expense limitation and agreement to implement an advisory fee waiver through April 19, 2019. The Board noted that the investment management fees for each Fund were higher than the median investment management fee of the respective Morningstar expense peer group. The Board considered that each Fund’s net expense ratio giving effect to the expense limitation plus acquired fund fees and expenses (“AFFE”) was below the median net expense ratio of the respective Morningstar expense peer group, including AFFE, for each Fund except for

LVIP Managed Risk Profile Target Maturity Funds–50

LVIP Managed Risk Profile Target Maturity Funds

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

the LVIP Managed Risk Profile 2010 Fund, where the net expense ratio plus AFFE was above the median expense ratio of the respective Morningstar expense peer group, including AFFE. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that each Fund’s investment management fee, coupled with the advisory fee waiver and expense limitation, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an expense limitation and an advisory fee waiver for each Fund through April 30, 2019 as well as each Fund’s asset levels and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated.

The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Investment Management Agreement for each Fund are fair and reasonable, and that the continuation of the Investment Management Agreement is in the best interests of each Fund.

Approval of Sub-Advisory Agreement

Nature, Extent and Quality of Services. In considering the approval of the Sub-Advisory Agreement between LIAC and T. Rowe with respect to each Fund, the Board considered the nature, extent and quality of sub-advisory services to be provided by T. Rowe under the Sub-Advisory Agreement. The Board considered that T. Rowe provided sub-advisory services to other funds in the Trust. The Board reviewed the services to be provided by T. Rowe, T. Rowe’s experience with target date funds and the reputation, resources and investment approach of T. Rowe. They also reviewed information provided regarding the structure of portfolio manager compensation and risk management with respect to the Funds, and considered information provided by T. Rowe regarding its trading and brokerage practices and compliance and regulatory matters. The Board concluded that the services to be provided by T. Rowe were expected to be satisfactory.

Performance. With respect to performance, the Board considered that T. Rowe would take over management of the Funds on February 1, 2018.

Sub-Advisory Fee and Economies of Scale. The Board reviewed the proposed sub-advisory fee schedule and considered that the sub-advisory fee schedule was negotiated between LIAC and T. Rowe, an unaffiliated third party and that LIAC would compensate T. Rowe from its fees. The Board concluded that the proposed subadvisory fees were reasonable.

Profitability and Fallout Benefits. The Board noted that the sub-advisory fee schedule was negotiated between LIAC and T. Rowe, an unaffiliated third party, and that LIAC would compensate T. Rowe from its fees. The Board considered that T. Rowe would receive a management fee from any underlying T. Rowe Price funds owned by the Funds. The Board considered materials previously provided by T. Rowe as to any additional benefits T. Rowe may receive and noted T. Rowe has the ability to obtain research with soft dollars that can benefit T. Rowe and its clients and other benefits to T. Rowe in including the Funds’ assets in its assets under management.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Sub-Advisory Agreement for each Fund are fair and reasonable, and that approval of the Sub-Advisory Agreement is in the best interests of each Fund.

LVIP Managed Risk Profile Target Maturity Funds–51

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.

The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.

The term Fund Complex includes the 92 series of Lincoln Variable Insurance Products Trust.

Interested Trustee

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	Formerly: Lincoln Advisors Trust

* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of both the Advisor and The Lincoln National Life Insurance Company, the parent company of the Trust’s Adviser.

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	92	Formerly: Lincoln Advisors Trust

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	Formerly: Lincoln Advisors Trust

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	Formerly: Lincoln Advisors Trust

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Formerly: Lincoln Advisors Trust

LVIP Managed Risk Profile Target Maturity Funds–52

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Charles I. Plosser*** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Public Governor for the Financial Industry Regulatory Authority (FINRA); Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	92	Rochester Gas and Electric Corporation

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Associated Grocers of New England (Director Emeritus); Formerly: Lincoln Trust Advisors

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	Formerly: Lincoln Advisors Trust

Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	92	St. Vincent Health; Formerly: Lincoln Advisors Trust

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	92	Formerly: Lincoln Advisors Trust

Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012	92	Trustee of FundVantage Trust

** Steve A. Cobb, is the son-in-law of Kenneth G. Stella.

*** Charles I. Plosser was appointed Trustee effective January 1, 2018.

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.

Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.

LVIP Managed Risk Profile Target Maturity Funds–53

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.

Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Vice President, Secretary, and Chief Legal Officer	Since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President and Chief Compliance Officer, Lincoln National Corporation; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Deputy General Counsel, Janney Montgomery Scott LLC.

Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.

Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.

John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

LVIP Managed Risk Profile Target Maturity Funds–54

LVIP MFS International Equity Managed Volatility Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2017

LVIP MFS International Equity Managed Volatility Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP MFS International Equity Managed Volatility Fund

2017 Annual Report Commentary (unaudited)

Advised by: Lincoln Investments Advisors Corporation

Sub-advised by: SSGA Funds Management, Inc.

The Fund returned 28.93% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2017, while its benchmark, the MSCI EAFE®NR Index1, returned 25.03% during the same period.

Because of expectations related to the pro-growth agenda espoused by newly-elected President Trump and U.S. Republicans, which included tax reform and less regulation, the US equity markets began 2017 positively as a continuation of the momentum experienced after Trump’s election in November 2016. Furthermore, economies outside of the U.S. largely continued accommodative monetary policies and, in many cases, expansionary fiscal policies, that were also supportive to non-U.S. equity markets from the outset of the year. As the year progressed, the International Monetary Fund (“the IMF”) upwardly revised economic growth estimates for many non-U.S. economies, including the European Union, Japan and many emerging market countries, with U.S economic growth being revised upward to a lesser extent. This synchronized global economic growth was the foundation for equity markets generating strong positive returns in 2017, along with non-U.S. equity markets outperforming U.S. equity markets for the first time since 2012 because many of those economies are in the early stages of an earnings recovery cycle. It is also notable that these returns were generated while encountering historically low volatility throughout the year.

As expected, the Federal Reserve continued its path toward normalization of interest rates, with three 25-basis point interest rate increases during 2017 that brought the target Fed Funds rate to 1.25% - 1.50%. Despite these increases to short-term interest rates and a forecast of continued increases in 2018 and beyond, longer term interest rates stayed stubbornly low as the U.S. 10-year Treasury yield ended 2017 seven basis points lower than the end of 2016, and actually spent most of the year even lower. This dynamic, combined with credit spreads steadily tightening throughout 2017, allowed the major fixed income indexes to register positive returns.

For the full year, there was wide dispersion across investment style and size. Growth stocks outperformed value stocks across most asset classes. Additionally, large caps outperformed small caps, with emerging market equities being the notable exception where small caps outperformed large caps. The Information Technology sector was the leading performer, by a wide margin, in the U.S equity markets, with Energy and Telecom being the notable laggards. An interesting dynamic that manifested itself seemed to be that one or two industries seemed to dominate positive returns within each sector. For example, refining led the energy sector by a wide margin, homebuilders and casinos led the consumer sector, etc.

The Fund invests predominantly in international stocks and has a higher quality orientation. Thus, the Fund may deliver better returns when higher quality international stocks outperform lower quality international stocks. While 2017 was not an especially strong year for higher quality stocks, the Fund outperformed its benchmark due to stock selection.

The volatility management overlay component of the Fund did not have a meaningful impact on relative performance during 2017. During the past year, global equity markets experienced historically low levels of volatility, which allowed for the Fund’s volatility management overlay to be less impactful to overall Fund results given that volatility management strategies are designed to add value in the bear market portion of market cycles.

Portfolio Managers:
Lincoln Investment Advisors Corporation:	Jay Shearon
Amritansh Tewary
Alex Zeng

SSGA Funds Management, Inc.:	Timothy Furbush
Lorne Johnson
Michael Martel
Philip Lee

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

This chart illustrates, hypothetically, that $10,000 was invested in LVIP MFS International Equity Managed Volatility Fund shares on 5/1/13 (commencement of operations). As the chart shows, by 12/31/17, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $12,141 for the Standard Class shares and to $12,001 for the Service Class shares. For comparison, look at how the MSCI EAFE® NR Index did over the same period. The same $10,000 investment would have increased to $13,222. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP MFS International Equity Managed Volatility Fund–1

LVIP MFS International Equity Managed Volatility Fund

2017 Annual Report Commentary (unaudited) (continued)

Average annual total returns on investment	Ended 12/31/17

Standard Class Shares
One Year	+ 28.93%
Inception (5/1/13)	+ 4.24%

Service Class Shares
One Year	+ 28.61%
Inception (5/1/13)	+ 3.98%
1.

The MSCI EAFE®NR Index is a free-float adjusted market capitalization index that is designed to measure equity market performance of developed markets (Europe, Australia/Asia and the Far East), excluding the U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

LVIP MFS International Equity Managed Volatility Fund–2

LVIP MFS International Equity Managed Volatility Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2017 to December 31, 2017

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers and reimbursements in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Annualized Expense Ratio	Expenses Paid During Period 7/1/17 to 12/31/17*

Actual
Standard Class Shares	$1,000.00	$1,103.10	0.20%	$1.06
Service Class Shares	1,000.00	1,101.80	0.45%	2.38

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.20	0.20%	$1.02
Service Class Shares	1,000.00	1,022.94	0.45%	2.29

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies (“Underlying Funds”). In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in the table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP MFS International Equity Managed Volatility Fund–3

LVIP MFS International Equity Managed Volatility Fund

Security Type/Sector Allocation (unaudited)

As of December 31, 2017

Security Type/Sector	Percentage of Net Assets
Affiliated Investments	95.04%
Investment Companies	95.04%
Equity Fund	9.40%
International Equity Funds	85.64%
Unaffiliated Investment	4.79%
Investment Company	4.79%
Money Market Fund	4.79%
Total Value of Securities	99.83%
Receivables and Other Assets Net of Liabilities	0.17%
Total Net Assets	100.00%

LVIP MFS International Equity Managed Volatility Fund–4

LVIP MFS International Equity Managed Volatility Fund

Schedule of Investments

December 31, 2017

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENTS–95.04%
INVESTMENT COMPANIES–95.04%
Equity Fund–9.40%
*Lincoln Variable Insurance Products Trust– LVIP MFS Value Fund	687,253	$29,610,313

		29,610,313

International Equity Funds–85.64%
*Lincoln Variable Insurance Products Trust–LVIP MFS International Growth Fund	11,727,357	209,661,680
MFS® Variable Insurance Trust II– MFS® Research International Portfolio	3,526,673	60,129,776

		269,791,456

Total Affiliated Investments (Cost $239,082,996)		299,401,769

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENT–4.79%
INVESTMENT COMPANY–4.79%
Money Market Fund–4.79%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 1.15%)	15,082,907	$15,082,907

Total Unaffiliated Investment (Cost $15,082,907)		15,082,907

TOTAL VALUE OF SECURITIES–99.83% (Cost $254,165,903)	314,484,676
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.17%	543,633

NET ASSETS APPLICABLE TO 27,283,946 SHARES OUTSTANDING–100.00%	$315,028,309

*	Standard Class shares.

Initial Class.

The following futures contracts were outstanding at December 31, 2017:1

Futures Contracts

Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation	Value/ Unrealized Depreciation

Currency Contracts:
37	British Pound	$3,135,056	$3,096,122	3/20/18	$38,934	$—
35	Euro	5,283,031	5,173,891	3/20/18	109,140	—
33	Japanese Yen	3,677,025	3,653,967	3/20/18	23,058	—

					171,132	—

Equity Contracts:
16	E-mini S&P 500 Index	2,140,800	2,113,756	3/19/18	27,044	—
124	Euro STOXX 50 Index	5,196,934	5,320,421	3/19/18	—	(123,487)
31	FTSE 100 Index	3,196,858	3,056,532	3/19/18	140,326	—
19	Nikkei 225 Index (OSE)	3,836,255	3,812,038	3/9/18	24,217	—

					191,587	(123,487)

Total Futures Contracts					$362,719	$(123,487)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

LVIP MFS International Equity Managed Volatility Fund–5

LVIP MFS International Equity Managed Volatility Fund

Schedule of Investments (continued)

Summary of Abbreviations:

FTSE–Financial Times Stock Exchange

OSE–Osaka Securities Exchange

S&P–Standard & Poor’s

See accompanying notes, which are an integral part of the financial statements.

LVIP MFS International Equity Managed Volatility Fund–6

LVIP MFS International Equity Managed Volatility Fund

Statement of Assets and Liabilities

December 31, 2017

ASSETS:
Affiliated investments, at value	$299,401,769
Unaffiliated investment, at value	15,082,907
Cash collateral held at broker for futures contracts	895,982
Receivable for fund shares sold	331,730
Variation margin due from broker on futures contracts	51,095
Expense reimbursement receivable from Lincoln Investment Advisors Corporation	19,496
Dividends receivable from investments	11,396

TOTAL ASSETS	315,794,375

LIABILITIES:
Payable for investments purchased	418,490
Payable for fund shares redeemed	197,791
Due to manager and affiliates	123,832
Other accrued expenses payable	24,314
Due to custodian	1,639

TOTAL LIABILITIES	766,066

TOTAL NET ASSETS	$315,028,309

Affiliated investments, at cost	$239,082,996
Unaffiliated investment, at cost	15,082,907

Standard Class:
Net Assets	$12,062
Shares Outstanding	1,045
Net Asset Value Per Share	$11.545	*

Service Class:
Net Assets	$315,016,247
Shares Outstanding	27,282,901
Net Asset Value Per Share	$11.546

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2017:
Shares of beneficial interest (unlimited authorization–no par)	$271,583,216
Undistributed net investment income	118,233
Accumulated net realized loss on investments	(17,231,127)
Net unrealized appreciation of investments, derivatives and foreign currencies	60,557,987

TOTAL NET ASSETS	$315,028,309

* Net Asset Value Per Share does not recalculate exactly, due to rounding.

See accompanying notes, which are an integral part of the financial statements.

LVIP MFS International Equity Managed Volatility Fund–7

LVIP MFS International Equity Managed Volatility Fund

Statement of Operations

Year Ended December 31, 2017

INVESTMENT INCOME:
Dividends from affiliated investments	$3,492,094
Dividends from unaffiliated investments	113,921

3,606,015

EXPENSES:
Management fees	2,165,889
Distribution fees-Service Class	636,999
Shareholder servicing fees	52,271
Accounting and administration expenses	46,672
Professional fees	28,266
Reports and statements to shareholders	27,196
Trustees’ fees and expenses	6,852
Consulting fees	4,607
Custodian fees	4,833
Pricing fees	201
Other	1,330

2,975,116
Less:
Management fees waived	(1,656,268)
Expenses reimbursed	(171,940)
Expenses paid indirectly	(288)

Total operating expenses	1,146,620

NET INVESTMENT INCOME	2,459,395

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain from:
Distributions from affiliated investments	433,202
Sale of affiliated investments	529,309
Foreign currencies	113,996
Futures contracts	2,999,442

Net realized gain	4,075,949

Net change in unrealized appreciation (depreciation) of:
Affiliated investments	56,489,071
Foreign currencies	177
Futures contracts	(6,554)

Net change in unrealized appreciation (depreciation)	56,482,694

NET REALIZED AND UNREALIZED GAIN	60,558,643

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$63,018,038

See accompanying notes, which are an integral part of the financial statements.

LVIP MFS International Equity Managed Volatility Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/17	12/31/16
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$2,459,395	$2,284,270
Net realized gain (loss)	4,075,949	(16,215,767)
Net change in unrealized appreciation (depreciation)	56,482,694	10,969,401

Net increase (decrease) in net assets resulting from operations	63,018,038	(2,962,096)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(149)	(122)
Service Class	(3,111,055)	(2,278,940)

	(3,111,204)	(2,279,062)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Service Class	72,819,818	61,566,775
Reinvestment of dividends and distributions:
Standard Class	149	122
Service Class	3,111,055	2,278,940

	75,931,022	63,845,837

Cost of shares redeemed:
Service Class	(35,562,587)	(25,766,789)

	(35,562,587)	(25,766,789)

Increase in net assets derived from capital share transactions	40,368,435	38,079,048

NET INCREASE IN NET ASSETS	100,275,269	32,837,890

NET ASSETS:
Beginning of year	214,753,040	181,915,150

End of year	$315,028,309	$214,753,040

Undistributed net investment income	$118,233	$604,063

See accompanying notes, which are an integral part of the financial statements.

LVIP MFS International Equity Managed Volatility Fund–8

LVIP MFS International Equity Managed Volatility Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP MFS International Equity Managed Volatility Fund Standard Class
		Year Ended			5/1/13[2] to
	12/31/17	12/31/16[1]	12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$9.069	$9.313	$9.389	$10.195	$10.000

Income (loss) from investment operations:
Net investment income[3]	0.127	0.129	0.116	0.111	0.132
Net realized and unrealized gain (loss)	2.493	(0.253)	(0.102)	(0.837)	0.128

Total from investment operations	2.620	(0.124)	0.014	(0.726)	0.260

Less dividends and distributions from:
Net investment income	(0.144)	(0.120)	(0.090)	(0.080)	(0.063)
Return of capital	—	—	—	—	(0.002)

Total dividends and distributions	(0.144)	(0.120)	(0.090)	(0.080)	(0.065)

Net asset value, end of period	$11.545	$9.069	$9.313	$9.389	$10.195

Total return[4]	28.93%	(1.32% )	0.13%	(7.12% )	2.60%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$12	$9	$9	$10	$513
Ratio of expenses to average net assets[5]	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.92%	0.92%	0.94%	0.97%	1.32%
Ratio of net investment income to average net assets	1.21%	1.40%	1.19%	1.10%	1.99%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.49%	0.68%	0.45%	0.33%	0.87%
Portfolio turnover	8%	35%	5%	10%	1%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.

[2]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.

[3]	The average shares outstanding method has been applied for per share information.

[4]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP MFS International Equity Managed Volatility Fund–9

LVIP MFS International Equity Managed Volatility Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP MFS International Equity Managed Volatility Fund Service Class
		Year Ended			5/1/13[2] to
	12/31/17	12/31/16[1]	12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$9.072	$9.315	$9.391	$10.195	$10.000

Income (loss) from investment operations:
Net investment income[3]	0.101	0.106	0.091	0.084	0.116
Net realized and unrealized gain (loss)	2.491	(0.252)	(0.101)	(0.833)	0.127

Total from investment operations	2.592	(0.146)	(0.010)	(0.749)	0.243

Less dividends and distributions from:
Net investment income	(0.118)	(0.097)	(0.066)	(0.055)	(0.046)
Return of capital	—	—	—	—	(0.002)

Total dividends and distributions	(0.118)	(0.097)	(0.066)	(0.055)	(0.048)

Net asset value, end of period	$11.546	$9.072	$9.315	$9.391	$10.195

Total return[4]	28.61%	(1.55% )	(0.13% )	(7.35% )	2.43%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$315,016	$214,744	$181,906	$94,507	$41,935
Ratio of expenses to average net assets[5]	0.45%	0.45%	0.45%	0.45%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	1.17%	1.17%	1.19%	1.22%	1.57%
Ratio of net investment income to average net assets	0.96%	1.15%	0.94%	0.85%	1.74%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.24%	0.43%	0.20%	0.08%	0.62%
Portfolio turnover	8%	35%	5%	10%	1%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.

[2]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.

[3]	The average shares outstanding method has been applied for per share information.

[4]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP MFS International Equity Managed Volatility Fund–10

LVIP MFS International Equity Managed Volatility Fund

Notes to Financial Statements

December 31, 2017

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 92 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP MFS International Equity Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund operates under a fund of fund structure and invests substantially all of its assets in other mutual funds that are advised by Lincoln Investment Advisors Corporation (“LIAC”) or other unaffiliated managers (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, and money market instruments. In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments, and employs an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility. Financial statements for the Underlying Funds can be found at www.sec.gov.

The Fund’s investment objective is to seek capital appreciation.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–The Fund values Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information. Investments in government money market funds have a stable NAV. Futures contracts are valued at the daily quoted settlement prices.

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended December 31, 2017 and for all open tax years (years ended December 31, 2014 - December 31, 2016), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2017, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

LVIP MFS International Equity Managed Volatility Fund–11

LVIP MFS International Equity Managed Volatility Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this arrangement is included in “Custodian fees” on the Statement of Operations with the corresponding expense offset shown as “Expenses paid indirectly.”

2. Management Fees and Other Transactions With Affiliates

LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.85% of the Fund’s average daily net assets. The fee is calculated daily and paid monthly. This fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC). LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.65% of the Fund’s average daily net assets. This agreement will continue through at least April 30, 2018, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.

LIAC has contractually agreed to reimburse the Fund to the extent that the annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.20% of average daily net assets for the Standard Class and 0.45% for the Service Class. This agreement will continue through at least April 30, 2018 and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

SSGA Funds Management, Inc. (the “Sub-Adviser”), is responsible for managing the Fund’s volatility management overlay. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2017, costs for these administrative and legal services were as follows:

Administrative	$14,088
Legal	2,424

Lincoln Life also provides certain contract holder and additional corporate services to the Fund. Effective May 1, 2017, the Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund’s average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $19,714 for the year ended December 31, 2017.

The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fees are calculated daily and paid monthly.

In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.

LVIP MFS International Equity Managed Volatility Fund–12

LVIP MFS International Equity Managed Volatility Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

At December 31, 2017, the Fund had receivables due from and liabilities payable to affiliates as follows:

Expense reimbursement receivable from LIAC	$19,496
Management fees payable to LIAC	51,706
Distribution fees payable to LFD	64,629
Shareholder servicing fees payable to Lincoln Life	7,497

Certain officers and trustees of the Fund are also officers or directors of the Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers’ outstanding securities (non-LVIP Funds). Affiliated investments of the Fund and the corresponding investment activity for the year ended December 31, 2017, were as follows:

	Value 12/31/16	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/17	Dividends	Capital Gain Distributions
LVIP MFS International Growth Fund	$140,205,056	$39,511,173	$13,411,096	$453,231	$42,903,316	$209,661,680	$2,127,438	$—
LVIP MFS Value Fund	19,818,523	8,823,323	1,926,663	20,861	2,874,269	29,610,313	473,799	433,202
MFS® Research International Portfolio	39,619,551	12,810,900	3,067,378	55,217	10,711,486	60,129,776	890,857	—

Total	$199,643,130	$61,145,396	$18,405,137	$529,309	$56,489,071	$299,401,769	$3,492,094	$433,202

3. Investments

For the year ended December 31, 2017, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$61,145,396
Sales	18,405,137

At December 31, 2017, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income taxes for the Fund were as follows:

Cost of investments and derivatives	$256,782,478

Aggregate unrealized appreciation of investments and derivatives	$60,342,990
Aggregate unrealized depreciation of investments and derivatives	(2,401,560)

Net unrealized appreciation of investments and derivatives	$57,941,430

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

LVIP MFS International Equity Managed Volatility Fund–13

LVIP MFS International Equity Managed Volatility Fund

Notes to Financial Statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2017:

Level 1

Investments:
Assets:
Affiliated Investment Companies	$299,401,769
Unaffiliated Investment Company	15,082,907

Total Investments	$314,484,676

Derivatives:
Assets:
Futures Contracts	$362,719

Liabilities:
Futures Contracts	$(123,487)

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2017, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2017 and 2016 was as follows:

	Year Ended
	12/31/17	12/31/16
Ordinary income	$3,111,204	$2,279,062

5. Components of Net Assets on a Tax Basis

As of December 31, 2017, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$271,583,216
Undistributed ordinary income	118,233
Capital loss carryforwards	(14,614,570)
Net unrealized appreciation	57,941,430

Net assets	$315,028,309

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales and mark-to-market of futures contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions and re-designation of dividends and distributions received from the Underlying Funds. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2017, the Fund recorded the following reclassifications:

Undistributed	Accumulated Net
Net Investment Income	Realized Loss
$165,979	$(165,979)

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

LVIP MFS International Equity Managed Volatility Fund–14

LVIP MFS International Equity Managed Volatility Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

As of December 31, 2017, the Fund had the following capital loss carryforwards for federal income tax purposes:

Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$8,371,007	$6,243,563	$14,614,570

In 2017, the Fund utilized $4,110,119 of capital loss carryforwards.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/17	12/31/16
Shares sold:
Service Class	6,782,684	6,683,150
Shares reinvested:
Standard Class	13	14
Service Class	272,547	251,851

	7,055,244	6,935,015

Shares redeemed:
Service Class	(3,442,813)	(2,793,542)

	(3,442,813)	(2,793,542)

Net increase	3,612,431	4,141,473

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund’s investments; to facilitate investments in portfolio securities; and to reduce cost. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

During the year ended December 31, 2017, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool and to hedge currency risks associated with the Fund’s investments.

Fair values of derivative instruments as of December 31, 2017 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Currency contracts)*	Variation margin due from broker on futures contracts	$171,132	Variation margin due from broker on futures contracts	$—
Futures contracts (Equity contracts)*	Variation margin due from broker on futures contracts	191,587	Variation margin due from broker on futures contracts	(123,487)

Total		$362,719		$(123,487)

*Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2017. Only current day variation margin is reported on the “Statement of Assets and Liabilities.”

LVIP MFS International Equity Managed Volatility Fund–15

LVIP MFS International Equity Managed Volatility Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2017 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$ 552,777	$ 326,905
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	2,446,665	(333,459)

Total		$2,999,442	$ (6,554)

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2017.

	Long Derivative	Short Derivative
	Volume	Volume
Futures contracts (average notional value)	$27,281,026	$—

8. Market Risk

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Recent Regulatory Reporting Updates

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amended Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. As of August 1, 2017, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.

11. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP MFS International Equity Managed Volatility Fund–16

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of LVIP MFS International Equity Managed Volatility Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of LVIP MFS International Equity Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the period from May 1, 2013 (commencement of operations) through December 31, 2013, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended and the period from May 1, 2013 (commencement of operations) through December 31, 2013, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.

Philadelphia, Pennsylvania

February 22, 2018

LVIP MFS International Equity Managed Volatility Fund–17

LVIP MFS International Equity Managed Volatility Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2017, the Fund reported distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 22-23 and September 11-12, 2017, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with State Street Global Advisors (“SSGA”) (collectively, with the investment management agreement, the “Advisory Agreements” and each individually an “Advisory Agreement”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data, and SSGA prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and SSGA provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and SSGA provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed. The Board determined that, given the totality of the information provided with respect to the Advisory Agreements, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding the structure of portfolio manager compensation, brokerage practices, risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement.

The Board considered that the Funds are managed with an actively-managed risk-management overlay using up to 20% of a Fund’s net assets (the “Risk-Management Sleeve”) and that at least 80% of each Fund’s net assets are invested in an underlying fund or funds (the “Equity Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and reduce the impact on the Funds’ portfolio of significant market downturns during periods of high volatility. The Board considered that the Funds’ investments in exchange-traded futures and their resulting costs limit the upside participation of the Funds in strong, increasing markets relative to unhedged funds. The Board also considered that SSGA had been appointed sub-adviser to the Risk-Management Sleeve of the Funds effective May 1, 2016. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information (including total return and standard deviation) provided by Morningstar for the standard class of each Fund compared to the return of a benchmark index for the one, three and five year periods, as applicable, ended March 31, 2017. The Board noted LIAC’s view that the performance peer group of mutual funds provided by Morningstar provided little comparative value as the performance peer group did not generally include an actively managed volatility management overlay. The Board also considered

LVIP MFS International Equity Managed Volatility Fund–18

LVIP MFS International Equity Managed Volatility Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

an in-person presentation by representatives of Oliver Wyman, an independent management consulting firm, that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of risk control funds from 11 variable annuity sponsors.

The Board considered that LIAC had delegated day-to-day portfolio management of the Risk-Management Sleeve to SSGA and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model. The Board also considered an in-person presentation by representatives of SSGA regarding the performance of the Managed Volatility Funds sub-advised by SSGA as well as presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve. The Board also considered that in February, 2016, the managed volatility model was adjusted with the intention that the risk overlay would reduce the negative contribution to returns in certain markets while maintaining market downturn protection. The Board noted LIAC’s view that it expects the negative impact of the volatility management overlay to dampen over a full market cycle. The Board concluded that LIAC had appropriately reviewed and monitored SSGA’s performance.

The Board reviewed the Fund’s total return and standard deviation compared to the total return and standard deviation of the MSCI EAFE Risk Control 10% (Net) Index. The Board noted the Fund’s total return was below the return of the benchmark index for the one year period and above the return of the benchmark index for the three year period. The Board considered that the Fund had been restructured in February 2016 to add two additional underlying funds for increased diversification. The Board concluded that the services provided by LIAC were satisfactory.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar expense peer group and category median. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2018. The Board noted that the investment management fee was the same as the median investment management fee of the Morningstar expense peer group without giving effect to the advisory fee waiver and was lower than the median management fee of the Morningstar expense peer group giving effect to the advisory fee waiver. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an expense limitation through April 30, 2018 and an advisory fee waiver and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA on behalf of the each of the Funds, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board reviewed the services provided by SSGA, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of SSGA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.

Performance. The Board considered that SSGA’s responsibility was to implement trading based on the managed volatility model and that traditional measures of performance would not be relevant in assessing SSGA’s implementation of the model. The Board also considered that in February, 2016, the managed volatility model was adjusted with the intention that the risk overlay would reduce the negative contribution to returns in certain markets while maintaining market downside protection. The Board noted LIAC’s view that it expects the negative impact of the volatility management overlay to dampen over a full market cycle. The Board also considered various in-person presentations related to the performance of the Risk-Management Sleeve by representatives of SSGA and Oliver Wyman. The Board concluded that the services provided by SSGA were satisfactory.

Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule, noted that SSGA stated that it did not provide similar managed volatility subadvisory services to any other investment companies. The Board considered that LIAC compensates SSGA from its fees and that the subadvisory fee schedule was negotiated between LIAC and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.

LVIP MFS International Equity Managed Volatility Fund–19

LVIP MFS International Equity Managed Volatility Fund

Other Fund Information (unaudited) (continued)

Approval of Subadvisory Agreement (continued)

Profitability and Fallout Benefits. The Board noted that the subadvisory fee schedule was negotiated between LIAC and SSGA, an unaffiliated third party, and that LIAC compensates SSGA from its fees. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Fund in the marketplace and its ability to leverage resources.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.

LVIP MFS International Equity Managed Volatility Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.

The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.

The term Fund Complex includes the 92 series of Lincoln Variable Insurance Products Trust.

Interested Trustee

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	Formerly: Lincoln Advisors Trust

* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of both the Advisor and The Lincoln National Life Insurance Company, the parent company of the Trust’s Adviser.

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	92	Formerly: Lincoln Advisors Trust

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	Formerly: Lincoln Advisors Trust

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	Formerly: Lincoln Advisors Trust

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Formerly: Lincoln Advisors Trust

LVIP MFS International Equity Managed Volatility Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Charles I. Plosser*** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Public Governor for the Financial Industry Regulatory Authority (FINRA); Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	92	Rochester Gas and Electric Corporation

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Associated Grocers of New England (Director Emeritus); Formerly: Lincoln Trust Advisors

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	Formerly: Lincoln Advisors Trust

Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	92	St. Vincent Health; Formerly: Lincoln Advisors Trust

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	92	Formerly: Lincoln Advisors Trust

Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012	92	Trustee of FundVantage Trust

** Steve A. Cobb, is the son-in-law of Kenneth G. Stella.

*** Charles I. Plosser was appointed Trustee effective January 1, 2018.

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.

Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.

LVIP MFS International Equity Managed Volatility Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.

Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Vice President, Secretary, and Chief Legal Officer	Since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President and Chief Compliance Officer, Lincoln National Corporation; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Deputy General Counsel, Janney Montgomery Scott LLC.

Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.

Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.

John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

LVIP MFS International Equity Managed Volatility Fund–23

LVIP MFS International Growth Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2017

LVIP MFS International Growth Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP MFS International Growth Fund

2017 Annual Report Commentary (unaudited)

Advised by: Lincoln Investments Advisors Corporation

Subadvised by: MFS Investment Management

The Fund returned 31.86% (Standard Class shares with distributions reinvested) for the year ended December 31, 2017, while its benchmark, the MSCI EAFE® NR Index1 returned 25.03%.

For the first time in many years, the global economy experienced a period of synchronized economic growth over the reporting period. The rebound in emerging markets (“EM”) economies was more pronounced (despite the slight deceleration in Chinese growth at the end of the period), helped by larger economies, such as Brazil and Russia, emerging from recessions. At the same time, developed markets (“DM”) economies continued to grow at or above potential. Market confidence increased in the US during the period fueled, in part, by a more lenient US regulatory backdrop and hopes for a significant cut in corporate tax rates, which came to fruition at the end of the period.

Globally, markets benefited from a reflation trade as commodity prices strengthened, activity and growth prospects improved, and inflation moved higher, though within moderate bounds. As a result, there were more tightening signals and actions by DM central banks. The US Federal Reserve increased interest rates by 25 basis points three times during the period, bringing the total number of quarter-percent hikes in the federal funds rate to five, since December 2015. The European Central Bank announced an extension of its quantitative easing program at the end of the period, but reduced the pace of its monthly asset purchases by half. In addition, the Bank of England hiked its base rate for the first time in a decade, late in the end of the period. Markets were comforted, along with central banks, by the decline in fears of a populist surge in Europe after establishment candidates won the Dutch and French elections, though a right-wing populist party gained seats in the German parliament for the first time in the post-World War II era. Additionally, European growth reflected a generally calmer political economic backdrop.

In recent months, the US dollar reversed the sharp rise seen early in the period, easing what had been a substantial headwind to earnings for multinationals. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. However, demand for autos cooled from the record level logged early in the period, while the housing market improved, albeit constrained by below-average inventory levels. Global trade, which was sluggish early in the period, showed signs of improvement in the period’s second half, a positive indicator of global economic activity and prospects. Early in the period, there was a selloff in EM due to fears that President Trump would follow through on various campaign threats and promises that were judged to be detrimental to EM. While President Trump withdrew the US from the Trans-Pacific Partnership and began the renegotiation of the North American Free Trade Agreement, significant additional policy action was lacking on economic issues involving EM. As a result, EM resumed their upward trajectory, powered by strong inflows throughout 2017.

Strong stock selection in the retailing sector contributed to performance relative to the MSCI EAFE Index led by overweight positions in apparel and accessories retailer Kering (France) and luxury goods company LVMH (France).

An overweight position, and to a lesser extent, strong stock selection in the technology sector supported relative returns. Within this sector, the fund’s position in online and mobile commerce company Alibaba Group (China) helped relative performance. Additionally, overweight positions in tourism and travel IT solutions provider Amadeus IT (Spain) and system services provider OBIC (Japan) further bolstered relative results.

Strong stock selection in the financial services sector also boosted relative results. Within this sector, an overweight position in insurance company AIA Group (Hong Kong) and holdings of banking firm HDFC Bank (India) helped relative returns.

Stocks in other sectors that supported relative performance included overweight positions in wine and alcoholic beverage producer Pernod Ricard (France) and safety, testing and inspection company Intertek Group (United Kingdom), and the portfolio’s holdings of precision instruments manufacturer Mettler-Toledo International (United States).

Stock selection in the leisure sector was a main detractor from relative performance. Within this sector, overweight positions in advertising and marketing firms WPP Group (United Kingdom) and Publicis Groupe (France) hurt relative results.

Stocks in other sectors that held back relative performance included overweight positions in pharmaceutical and diagnostic company Roche Holding (Switzerland), supply chain support services and information management solutions provider Brambles (Australia), household products manufacturer Reckitt Benckiser (United Kingdom) and tobacco company Japan Tobacco (Japan). Additionally, holdings of financial services firm Element Fleet Management (Canada) and industrial equipment distributor Ritchie Bros. Auctioneers (Canada), as well as not owning shares of consumer goods producer Unilever (United Kingdom/Netherlands), also hindered relative results.

The fund’s cash and/or cash equivalents position during the period was also a detractor from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Portfolio Managers:

MFS Investment Management:    David A. Antonelli

  Matthew Barrett

  Kevin M. Dwan

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP MFS International Growth Fund–1

LVIP MFS International Growth Fund

2017 Annual Report Commentary (unaudited) (continued)

Growth of $10,000 invested 12/31/07 through 12/31/17

This chart illustrates, hypothetically, that $10,000 was invested in LVIPMFS International Growth Fund Standard Class shares on 12/31/07. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/17, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $12,365. For comparison, look at how the MSCI EAFE® NR Index did over the same period. The same $10,000 investment would have increased to $12,119. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/17
Standard Class Shares
One Year	+ 31.86%
Five Years	+ 7.93%
Ten Years	+ 2.15%
Service Class Shares
One Year	+ 31.53%
Five Years	+ 7.66%
Ten Years	+ 1.89%

*

The MSCIEAFE® NR Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets (Europe,Austral/Asia and the Far East), excluding the U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

LVIP MFS International Growth Fund–2

LVIP MFS International Growth Fund

Disclosure

    OF FUND EXPENSES (unaudited)

For the Period July 1, 2017 to December 31, 2017

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”)Fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Annualized Expense Ratio	Expenses Paid During Period 7/1/17 to 12/31/17*
Actual
Standard Class Shares	$1,000.00	$1,108.60	0.80%	$4.25
Service Class Shares	1,000.00	1,107.20	1.05%	5.58
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.17	0.80%	$4.08
Service Class Shares	1,000.00	1,019.91	1.05%	5.35

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP MFS International Growth Fund–3

LVIP MFS International Growth Fund

Security Type/Country and Sector Allocations and Top 10 Equity Holdings (unaudited)

As of December 31, 2017

Security Type/Country	Percentage of Net Assets

Common Stock	98.58%
Australia	1.86%
Brazil	0.36%
Canada	4.28%
China	3.38%
Denmark	0.94%
France	18.57%
Germany	11.48%
Hong Kong	3.35%
India	2.05%
Ireland	0.76%
Israel	2.05%
Italy	0.89%
Japan	8.99%
Mexico	0.60%
Netherlands	1.67%
Peru	0.47%
Republic of Korea	0.25%
Singapore	1.32%
Spain	1.89%
Sweden	0.78%
Switzerland	12.80%
Taiwan	2.08%
United Kingdom	13.43%
United States	4.33%
Money Market Fund	1.26%
Total Value of Securities	99.84%
Receivables and Other Assets Net of Liabilities	0.16%
Total Net Assets	100.00%

Sector designations may be different than the sector designations presented in other Fund materials.

Sector	Percentage of Net Assets

Aerospace & Defense	0.98%
Banks	5.02%
Beverages	5.52%
Building Products	1.26%
Capital Markets	2.73%
Chemicals	7.25%
Commercial Services & Supplies	1.36%
Communications Equipment	0.78%
Consumer Finance	0.91%
Diversified Financial Services	0.40%
Electrical Equipment	3.14%
Food & Staples Retailing	1.29%
Food Products	5.91%
Health Care Equipment & Supplies	2.92%
Health Care Providers & Services	1.44%
Hotels, Restaurants & Leisure	3.36%
Household Products	1.85%
Insurance	3.35%
Internet Software & Services	2.91%
IT Services	5.74%
Leisure Products	0.26%
Life Sciences Tools & Services	1.97%
Machinery	0.94%
Media	1.81%
Oil, Gas & Consumable Fuels	2.02%
Personal Products	3.40%
Pharmaceuticals	8.31%
Professional Services	2.19%
Road & Rail	2.37%
Semiconductors & Semiconductor Equipment	2.38%
Software	6.43%
Textiles, Apparel & Luxury Goods	4.93%
Tobacco	1.40%
Trading Companies & Distributors	0.91%
Transportation Infrastructure	0.14%
Wireless Telecommunication Services	1.00%
Total	98.58%

LVIP MFS International Growth Fund–4

LVIP MFS International Growth Fund

Security Type/Country and Sector Allocations

  and Top 10 Equity Holdings (unaudited) (continued)

Holdings are for informational purpose only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Nestle	3.89%
AIA Group	3.35%
Roche Holding	3.23%
SAP	2.99%
Accenture Class A	2.81%
Pernod Ricard	2.72%
L’Oreal	2.50%
Canadian National Railway	2.37%
LVMH Moet Hennessy Louis Vuitton	2.33%
Novartis	2.28%
Total	28.47%

IT–Information Technology

LVIP MFS International Growth Fund–5

LVIP MFS International Growth Fund

Statement of Net Assets

December 31, 2017

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK–98.58%
Australia–1.86%
Brambles	1,539,948	$12,068,676
Caltex Australia	298,724	7,913,560
Oil Search	1,582,772	9,583,062

		29,565,298

Brazil–0.36%
Ambev ADR	876,734	5,663,702

		5,663,702

Canada–4.28%
Canadian National Railway	455,427	37,572,727
Element Fleet Management	846,319	6,396,206
Ritchie Bros Auctioneers	315,205	9,438,597
Suncor Energy	393,970	14,464,372

		67,871,902

☐China–3.38%
†Alibaba Group Holding ADR	155,090	26,742,169
†Baidu ADR	65,478	15,335,602
China Resources Beer Holdings	1,800,000	6,448,443
Yum China Holdings	125,368	5,017,227

		53,543,441

Denmark–0.94%
Novo Nordisk Class B	276,029	14,832,554

		14,832,554

France–18.57%
Air Liquide	187,773	23,605,755
Danone	382,052	32,012,487
Dassault Systemes	208,660	22,155,377
Essilor International Cie Generale d’Optique	161,143	22,196,090
Kering	59,546	28,029,923
Legrand	114,350	8,791,106
L’Oreal	179,220	39,711,725
LVMH Moet Hennessy Louis Vuitton	125,789	36,919,749
Pernod Ricard	272,555	43,105,932
Publicis Groupe	164,823	11,172,902
†Schneider Electric	316,462	26,829,814

		294,530,860

Germany–11.48%
Bayer	238,196	29,599,006
Brenntag	230,029	14,501,861
Fresenius Medical Care & Co.	217,066	22,794,049
GEA Group	310,110	14,836,957
†Linde	106,595	24,895,348
†QIAGEN	381,081	11,886,116
SAP	424,041	47,439,744
Symrise	187,282	16,057,366

		182,010,447

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
∎Hong Kong–3.35%
AIA Group	6,250,400	$53,163,700

		53,163,700

India–2.05%
Adani Ports & Special Economic Zone	348,333	2,208,690
HDFC Bank ADR	205,528	20,896,032
ITC	2,299,320	9,483,310

		32,588,032

Ireland–0.76%
Paddy Power Betfair	100,776	11,988,473

		11,988,473

Israel–2.05%
Nice ADR	353,029	32,446,895

		32,446,895

Italy–0.89%
Prysmian	435,055	14,176,324

		14,176,324

Japan–8.99%
AEON Financial Service	618,200	14,367,564
Bandai Namco Holdings	125,700	4,102,813
Japan Tobacco	394,900	12,717,011
Kao	211,400	14,284,215
Obic	227,000	16,672,552
SoftBank Group	199,400	15,786,613
Sundrug	439,700	20,396,086
Terumo	510,900	24,170,510
TOTO	340,000	20,020,643

		142,518,007

Mexico–0.60%
Grupo Financiero Banorte	1,212,033	6,653,006
Grupo Financiero Inbursa	1,784,328	2,921,171

		9,574,177

Netherlands–1.67%
Akzo Nobel	301,064	26,416,914

		26,416,914

Peru–0.47%
Credicorp	35,828	7,431,802

		7,431,802

Republic of Korea–0.25%
NAVER	4,930	4,005,032

		4,005,032

Singapore–1.32%
DBS Group Holdings	1,136,300	21,017,325

		21,017,325

LVIP MFS International Growth Fund–6

LVIP MFS International Growth Fund

Statement of Net Assets (continued)

	Number of	Value
	Shares	(U.S. $)

ΔCOMMON STOCK (continued)
Spain–1.89%
Amadeus IT Group	415,483	$29,899,199

		29,899,199

Sweden–0.78%
Telefonaktiebolaget LM Ericsson Class B	1,878,445	12,397,230

		12,397,230

Switzerland–12.80%
†Julius Baer Group	240,240	14,691,172
Nestle	717,540	61,691,408
Novartis	429,464	36,140,473
Roche Holding	202,654	51,242,152
Sika.	1,334	10,583,955
†UBS Group	1,558,981	28,642,781

		202,991,941

Taiwan–2.08%
MediaTek	738,000	7,254,391
Taiwan Semiconductor Manufacturing ADR	649,546	25,754,499

		33,008,890

United Kingdom–13.43%
Burberry Group	548,227	13,217,671
Compass Group	937,895	20,223,090
Croda International	224,653	13,392,159
Diageo	880,429	32,271,564

	Number of	Value
	Shares	(U.S. $)

ΔCOMMON STOCK (continued)
United Kingdom (continued)
Experian	647,532	$14,273,349
HSBC Holdings	2,007,851	20,737,230
Intertek Group	291,644	20,395,719
Reckitt Benckiser Group	314,110	29,304,413
†Rolls-Royce Holdings	1,363,008	15,555,711
Whitbread	298,182	16,103,617
WPP	971,441	17,549,797

		213,024,320

United States–4.33%
Accenture Class A	290,816	44,521,021
†Mellanox Technologies	74,327	4,808,957
†Mettler-Toledo International	31,335	19,412,659

		68,742,637

Total Common Stock (Cost $1,176,374,593)		1,563,409,102

MONEY MARKET FUND–1.26%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 1.15%)	19,933,906	19,933,906

Total Money Market Fund (Cost $19,933,906)		19,933,906

TOTAL VALUE OF SECURITIES–99.84% (Cost $1,196,308,499)	1,583,343,008
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.16%	2,499,721

NET ASSETS APPLICABLE TO 88,689,718 SHARES OUTSTANDING–100.00%	$1,585,842,729

NET ASSET VALUE PER SHARE–LVIP MFS INTERNATIONAL GROWTH FUND STANDARD CLASS ($1,387,960,407 / 77,634,328 Shares)	$17.878

NET ASSET VALUE PER SHARE–LVIP MFS INTERNATIONAL GROWTH FUND SERVICE CLASS ($197,882,322 / 11,055,390 Shares)	$17.899

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2017:
Shares of beneficial interest (unlimited authorization–no par)	$1,217,720,629
Distributions in excess of net investment income	(926,955)
Accumulated net realized loss on investments	(18,121,152)
Net unrealized appreciation of investments, foreign currencies and derivatives	387,170,207

TOTAL NET ASSETS	$1,585,842,729

Δ	Securities have been classified by country of origin.

∎	Securities listed and traded on the Hong Kong Stock Exchange. These securities have significant business operations in China.

†	Non-income producing.

«

Includes $1,028,204 due to manager and affiliates, $496,714 payable for securities purchased, $487,822 payable for fund shares redeemed, and $118,013 other accrued expenses payable as of December 31, 2017.

☐	Securities listed and traded on the Hong Kong Stock Exchange.

LVIP MFS International Growth Fund–7

LVIP MFS International Growth Fund

Statement of Net Assets (continued)

The following foreign currency exchange contracts were outstanding at December 31, 2017:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)	In Exchange For	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
BNP	EUR 186,298	USD (222,770)	1/2/18	$812	$—
CSFB	EUR 227,681	USD (273,748)	1/3/18	—	(483)
Total Foreign Currency Exchange Contracts				$812	$(483)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The foreign currency exchange contracts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

Summary of Abbreviations:

ADR–American Depositary Receipt

BNP–Banque Paribas

CSFB–Credit Suisse First Boston

EUR–Euro

USD–United States Dollar

See accompanying notes, which are an integral part of the financial statements.

LVIP MFS International Growth Fund–8

LVIP MFS International Growth Fund

Statement of Operations

Year Ended December 31, 2017

INVESTMENT INCOME:
Dividends	$27,119,147
Interest	28,652
Foreign tax withheld	(2,447,374)

24,700,425

EXPENSES:
Management fees	10,730,869
Distribution fees-Service Class	449,721
Accounting and administration expenses	315,715
Shareholder servicing fees	278,702
Custodian fees	132,724
Reports and statements to shareholders	66,339
Professional fees	60,864
Trustees’ fees and expenses	34,630
Pricing fees	13,346
Consulting fees	6,700
Other	11,625

12,101,235
Less:
Management fees waived	(1,346,983)
Expenses paid indirectly	(3,302)

Total operating expenses	10,750,950

NET INVESTMENT INCOME	13,949,475

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	27,497,404
Foreign currencies	(91,677)
Foreign currency exchange contracts	336,588

Net realized gain	27,742,315

Net change in unrealized appreciation (depreciation) of:
Investments	298,602,444
Foreign currencies	399,362
Foreign currency exchange contracts	1,642

Net change in unrealized appreciation (depreciation)	299,003,448

NET REALIZED AND UNREALIZED GAIN	326,745,763

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$340,695,238

See accompanying notes, which are an integral part of the financial statements.

LVIP MFS International Growth Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/17	12/31/16
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$13,949,475	$17,682,002
Net realized gain (loss)	27,742,315	(18,987,032)
Net change in unrealized appreciation (depreciation)	299,003,448	28,750,515

Net increase in net assets resulting from operations	340,695,238	27,445,485

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(14,526,306)	(14,282,757)
Service Class	(1,636,780)	(2,093,631)

	(16,163,086)	(16,376,388)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	385,310,211	116,388,090
Service Class	28,462,868	21,445,904
Reinvestment of dividends and distributions:
Standard Class	14,526,306	14,282,757
Service Class	1,636,780	2,093,631

	429,936,165	154,210,382

Cost of shares redeemed:
Standard Class	(148,712,245)	(422,621,307)
Service Class	(37,028,508)	(23,888,650)

	(185,740,753)	(446,509,957)

Increase (decrease) in net assets derived from capital share transactions	244,195,412	(292,299,575)

NET INCREASE (DECREASE) IN NET ASSETS	568,727,564	(281,230,478)
NET ASSETS:
Beginning of year	1,017,115,165	1,298,345,643

End of year	$1,585,842,729	$1,017,115,165

Undistributed (distributions in excess of) net investment income	$(926,955)	$1,023,679

See accompanying notes, which are an integral part of the financial statements.

LVIP MFS International Growth Fund–9

LVIP MFS International Growth Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP MFS International Growth Fund Standard Class
	Year Ended
	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$13.705	$13.700	$13.694	$14.580	$12.935

Income (loss) from investment operations:
Net investment income[1]	0.178	0.207	0.162	0.233	0.133
Net realized and unrealized gain (loss)	4.184	0.018	0.013	(0.968)	1.625

Total from investment operations	4.362	0.225	0.175	(0.735)	1.758

Less dividends and distributions from:
Net investment income	(0.189)	(0.220)	(0.169)	(0.151)	(0.113)

Total dividends and distributions	(0.189)	(0.220)	(0.169)	(0.151)	(0.113)

Net asset value, end of period	$17.878	$13.705	$13.700	$13.694	$14.580

Total return[2]	31.86%	1.66%	1.29%	(5.05% )	13.61%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,387,961	$859,431	$1,140,787	$793,036	$608,707
Ratio of expenses to average net assets	0.79%	0.78%	0.78%	0.79%	0.86%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.89%	0.88%	0.88%	0.89%	0.95%
Ratio of net investment income to average net assets	1.10%	1.49%	1.14%	1.62%	0.96%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.00%	1.39%	1.04%	1.52%	0.87%
Portfolio turnover	18%	20%	27%	22%	29%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP MFS International Growth Fund–10

LVIP MFS International Growth Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP MFS International Growth Fund Service Class
	Year Ended
	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$13.724	$13.719	$13.711	$14.597	$12.952

Income (loss) from investment operations:
Net investment income[1]	0.137	0.173	0.127	0.197	0.097
Net realized and unrealized gain (loss)	4.187	0.018	0.015	(0.968)	1.626

Total from investment operations	4.324	0.191	0.142	(0.771)	1.723

Less dividends and distributions from:
Net investment income	(0.149)	(0.186)	(0.134)	(0.115)	(0.078)

Total dividends and distributions	(0.149)	(0.186)	(0.134)	(0.115)	(0.078)

Net asset value, end of period	$17.899	$13.724	$13.719	$13.711	$14.597

Total return[2]	31.53%	1.41%	1.05%	(5.29% )	13.32%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$197,882	$157,684	$157,559	$157,869	$159,496
Ratio of expenses to average net assets	1.04%	1.03%	1.03%	1.04%	1.11%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.14%	1.13%	1.13%	1.14%	1.20%
Ratio of net investment income to average net assets	0.85%	1.24%	0.89%	1.37%	0.71%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.75%	1.14%	0.79%	1.27%	0.62%
Portfolio turnover	18%	20%	27%	22%	29%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP MFS International Growth Fund–11

LVIP MFS International Growth Fund

Notes to Financial Statements

December 31, 2017

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 92 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP MFS International Growth Fund (“the Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a non-diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek long-term capital appreciation.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance U.S. GAAP and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sale price on the valuation date. Short-term debt securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Open-end investment companies are valued at their published net asset value (“NAV”). Investments in government money market funds have a stable NAV. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available. Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”.) In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended December 31, 2017 and for all open tax years (years ended December 31, 2014–December 31, 2016), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2017, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate that portion of realized gains and losses on foreign equity securities resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included with net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date

LVIP MFS International Growth Fund–12

LVIP MFS International Growth Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Taxable non-cash dividends are recorded as dividend income. Withholding taxes on foreign dividends are recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Commission rebates are included in “Net realized gain (loss) on investments” on the Statement of Operations and totaled $1,044 for the year ended December 31, 2017. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund receives earning credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this arrangement is included in “Custodian fees” on the Statement of Operations with the corresponding expense offset shown as “Expenses paid indirectly.”

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 1.00% of the first $50 million of average daily net assets of the Fund, and 0.95% of the next $50 million; 0.90% on the next $50 million; 0.85% on the next $100 million; and 0.80% of average daily net assets of the Fund in excess of $250 million. The fee is calculated daily and paid monthly. LIAC has contractually agreed to waive a portion of its advisory fee as follows: 0.11% on the first $400 million of average daily net assets of the Fund and 0.10% of average daily net assets in excess of $400 million. This agreement will continue at least through April 30, 2018 and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

Massachusetts Financial Services Company (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2017, costs for these administrative and legal services were as follows:

Administrative	$71,804
Legal	12,139

Lincoln Life also provides certain contract holder and additional corporate services to the Fund. Effective May 1, 2017, the Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund’s average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $52,931 for the year ended December 31, 2017.

The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has

LVIP MFS International Growth Fund–13

LVIP MFS International Growth Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.

At December 31, 2017, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$948,351
Distribution fees payable to LFD	41,391
Shareholder servicing fees payable to Lincoln Life	38,462

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2017, the Fund engaged in securities purchases of $867,405 and securities sales of $1,555,401 which resulted in net realized gain of $21,921.

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

3. Investments

For the year ended December 31, 2017, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$462,478,287
Sales	229,527,424

At December 31, 2017, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes the Fund were as follows:

Cost of investments and derivatives	$1,216,402,624

Aggregate unrealized appreciation of investments and derivatives	$422,782,053
Aggregate unrealized depreciation of investments and derivatives	(55,841,340)

Net unrealized appreciation of investments and derivatives	$366,940,713

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

LVIP MFS International Growth Fund–14

LVIP MFS International Growth Fund

Notes to Financial Statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2017:

	Level 1	Level 2	Total
Investments:
Assets:
Common Stock
Australia	$—	$29,565,298	$29,565,298
Brazil	5,663,702	—	5,663,702
Canada	67,871,902	—	67,871,902
China	47,094,998	6,448,443	53,543,441
Denmark	—	14,832,554	14,832,554
France	—	294,530,860	294,530,860
Germany	24,895,348	157,115,099	182,010,447
Hong Kong	—	53,163,700	53,163,700
India	30,379,342	2,208,690	32,588,032
Ireland	—	11,988,473	11,988,473
Israel	32,446,895	—	32,446,895
Italy	—	14,176,324	14,176,324
Japan	—	142,518,007	142,518,007
Mexico	9,574,177	—	9,574,177
Netherlands.	—	26,416,914	26,416,914
Peru	7,431,802	—	7,431,802
Republic of Korea.	—	4,005,032	4,005,032
Singapore	—	21,017,325	21,017,325
Spain	—	29,899,199	29,899,199
Sweden	—	12,397,230	12,397,230
Switzerland	—	202,991,941	202,991,941
Taiwan	25,754,499	7,254,391	33,008,890
United Kingdom	16,103,617	196,920,703	213,024,320
United States	68,742,637	—	68,742,637
Money Market Fund	19,933,906	—	19,933,906

Total Investments	$355,892,825	$1,227,450,183	$1,583,343,008

Derivatives:
Assets:
Foreign Currency Exchange Contracts	$—	$812	$812

Liabilities:
Foreign Currency Exchange Contracts	$—	$(483)	$(483)

There were no Level 3 investments at the beginning or end of the year.

As a result of utilizing international fair value pricing at December 31, 2017, a portion of the portfolio was categorized as Level 2.

During the year ended December 31, 2017, there were no material transfers between Level 1 investments, Level 2 investments or Level 3 investments. This does not include transfers between Level 1 investments and Level 2 investments that resulted from the Fund’s use of international fair value pricing during the period. In accordance with the fair value procedures described in Note 1, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

LVIP MFS International Growth Fund–15

LVIP MFS International Growth Fund

Notes to Financial Statements (continued)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions, and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2017 and 2016 was as follows:

	Year Ended
	12/31/17	12/31/16
Ordinary income	$16,163,086	$16,376,388

5. Components of Net Assets on a Tax Basis

As of December 31, 2017, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$1,217,720,629
Undistributed ordinary income	1,181,387
Net unrealized appreciation	366,940,713

Net assets	$1,585,842,729

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales, tax treatment of unrealized gain on passive foreign investments companies (“PFIC”) and tax treatment of unrealized gain on positions no longer deemed to be PFICs.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, PFICs, and expiring capital loss carryforwards. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2017, the Fund recorded the following reclassifications.

Distribution in excess of Net Investment Income	Accumulated Net Realized Loss	Paid-in capital
$262,977	$15,961,959	$(16,224,936)

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses; however, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized, due to the fact that post-enactment capital losses must be utilized before pre-enactment capital loss carryovers. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss, whereas before the Act, capital losses carried forward were treated as short-term.

In 2017, $16,224,936 pre-enactment capital losses expired. In 2017, the Fund utilized $27,056,220 capital loss carryforwards.

LVIP MFS International Growth Fund–16

LVIP MFS International Growth Fund

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/17	12/31/16
Shares sold:
Standard Class	23,465,060	8,524,509
Service Class	1,773,357	1,566,251
Shares reinvested:
Standard Class	828,916	1,051,608
Service Class	93,351	153,919

	26,160,684	11,296,287

Shares redeemed:
Standard Class	(9,367,769)	(30,136,430)
Service Class	(2,300,591)	(1,715,738)

	(11,668,360)	(31,852,168)

Net increase (decrease)	14,492,324	(20,555,881)

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result, should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

During the year ended December 31, 2017, the Fund used foreign currency exchange contracts to facilitate or expedite the settlement of portfolio transactions.

Fair values of derivative instruments as of December 31, 2017 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Foreign currency exchange contracts (Currency contracts)	Receivables and other assets net of liabilities	$812	Receivables and other assets net of liabilities	$(483)

LVIP MFS International Growth Fund–17

LVIP MFS International Growth Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2017 was as follows:

	Location of Gain or Loss on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$336,588	$1,642

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2017.

	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average cost)	$1,725,392	$922,686

8. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to LIAC the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Recent Regulatory Reporting Updates

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amended Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. As of August 1, 2017, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.

11. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP MFS International Growth Fund–18

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of LVIP MFS International Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of LVIP MFS International Growth Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.

Philadelphia, Pennsylvania

February 22, 2018

LVIP MFS International Growth Fund–19

LVIP MFS International Growth Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2017, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 22-23 and September 11-12, 2017, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various sub-advisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“LincolnLife”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the sub-advisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the sub-advisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information (including total return and standard deviation) provided by Morningstar for the standard class of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2017. The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Funds, and had delegated those duties to unaffiliated sub-advisers responsible for investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the sub-adviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the sub-advisers’ investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered

LVIP MFS International Growth Fund–20

LVIP MFS International Growth Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

that LIAC had implemented an advisory fee waiver through April 30, 2018. The Board noted that the investment management fees, without giving effect to the advisory fee waiver, were lower than the median investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2018 and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Massachusetts Financial Services Company (“MFS”) on behalf of the LVIP MFS International Growth Fund, the Board considered the nature, extent and quality of services to be provided by MFS under the subadvisory agreement. The Board reviewed the services provided by MFS, the backgrounds of the investment professionals servicing the Fund, and the reputation, resources and the investment approach of MFS. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.

Performance. The Board reviewed the Fund’s total return and standard deviation compared to the total return and standard deviation of a peer group of funds included in the Morningstar Foreign Large Growth funds category and the MSCI EAFE NR USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and below the benchmark index for the one year period, above the return of the Morningstar peer group median and the benchmark index for the three year period, below the return of the Morningstar peer group median and the benchmark index for the five year period and below the return of the Morningstar peer group median and above the benchmark index for the ten year period. The Board concluded that the services provided by MFS were satisfactory.

Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule for the Fund, which contains breakpoints. The Board considered that LIAC compensates MFS from its fees and that the subadvisory fee schedule was negotiated between LIAC and MFS, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.

Profitability and Fallout Benefits. The Board considered information regarding MFS’s estimated profitability from providing subadvisory services to the Fund, noting that the subadvisory fee was negotiated between LIAC and MFS, an unaffiliated third party, and that LIAC compensates MFS from its fees. The Board reviewed materials provided by MFS as to any additional benefits it receives and noted that MFS has the ability to obtain research with soft dollars that may or may not be used for the Fund and may be used for the benefit of MFS and other clients of MFS and that MFS could potentially realize a benefit from the relationship with the Fund by being awarded future or increased mandates.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.

LVIP MFS International Growth Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.

The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.

The term Fund Complex includes the 92 series of Lincoln Variable Insurance Products Trust.

Interested Trustee

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	Formerly: Lincoln Advisors Trust

* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of both the Advisor and The Lincoln National Life Insurance Company, the parent company of the Trust’s Adviser.

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	92	Formerly: Lincoln Advisors Trust

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	Formerly: Lincoln Advisors Trust

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	Formerly: Lincoln Advisors Trust

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Formerly: Lincoln Advisors Trust

LVIP MFS International Growth Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Independent Trustees

Name, Address and Year of Birth	Position (s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Charles I. Plosser*** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Public Governor for the Financial Industry Regulatory Authority (FINRA); Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	92	Rochester Gas and Electric Corporation

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Associated Grocers of New England (Director Emeritus); Formerly: Lincoln Trust Advisors

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	Formerly: Lincoln Advisors Trust

Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	92	St. Vincent Health; Formerly: Lincoln Advisors Trust

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	92	Formerly: Lincoln Advisors Trust

Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012	92	Trustee of FundVantage Trust

** Steve A. Cobb, is the son-in-law of Kenneth G. Stella.

*** Charles I. Plosser was appointed Trustee effective January 1, 2018.

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.

Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.

LVIP MFS International Growth Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.

Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Vice President, Secretary, and Chief Legal Officer	Since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President and Chief Compliance Officer, Lincoln National Corporation; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Deputy General Counsel, Janney Montgomery Scott LLC.

Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.

Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.

John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

LVIP MFS International Growth Fund–24

LVIP MFS Value Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2017

LVIP MFS Value Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP MFS Value Fund

2017 Annual Report Commentary (unaudited)

Advised by: Lincoln Investments Advisors Corporation

Subadvised by: Massachusetts Financial Services Company

The Fund returned 17.63% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2017, while its benchmark, the Russell 1000® Value Index1, returned 13.66%.

For the first time in many years, the global economy experienced a period of synchronized economic growth over the reporting period. The rebound in emerging markets (“EM”) economies was more pronounced (despite the slight deceleration in Chinese growth at the end of the period), helped by larger economies, such as Brazil and Russia, emerging from recessions. At the same time, developed markets (“DM”) economies continued to grow at or above potential. Market confidence increased in the US during the period fueled, in part, by a more lenient US regulatory backdrop and hopes for a significant cut in corporate tax rates, which came to fruition at the end of the period.

Globally, markets benefited from a reflation trade as commodity prices strengthened, activity and growth prospects improved, and inflation moved higher, though within moderate bounds. As a result, there were more tightening signals and actions by DM central banks. The US Federal Reserve increased interest rates by 25 basis points three times during the period, bringing the total number of quarter-percent hikes in the federal funds rate to five, since December 2015. The European Central Bank announced an extension of its quantitative easing program at the end of the period, but reduced the pace of its monthly asset purchases by half. In addition, the Bank of England hiked its base rate for the first time in a decade, late in the end of the period. Markets were comforted, along with central banks, by the decline in fears of a populist surge in Europe after establishment candidates won the Dutch and French elections, though a right-wing populist party gained seats in the German parliament for the first time in the post-World War II era. Additionally, European growth reflected a generally calmer political economic backdrop.

In recent months, the US dollar reversed the sharp rise seen early in the period, easing what had been a substantial headwind to earnings for multinationals. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. However, demand for autos cooled from the record level logged early in the period, while the housing market improved, albeit constrained by below-average inventory levels. Global trade, which was sluggish early in the period, showed signs of improvement in the period’s second half, a positive indicator of global economic activity and prospects. Early in the period, there was a selloff in EM due to fears that President Trump would follow through on various campaign threats and promises that were judged to be detrimental to EM. While President Trump withdrew the US from the Trans-Pacific Partnership and began the renegotiation of the North American Free Trade Agreement, significant additional policy action was lacking on economic issues involving EM. As a result, EM resumed their upward trajectory, powered by strong inflows throughout 2017.

Stock selection in the industrial goods & services sector contributed to performance relative to the Russell 1000® Value Index. Within this sector, not owning shares of diversified industrial conglomerate General Electric and an overweight position in diversified technology and manufacturing company Honeywell aided relative results.

An underweight position in the energy sector boosted relative returns led by an underweight position in integrated oil and gas company Exxon Mobil.

An overweight position and strong security selection in the health care and security selection in the consumer staples sectors also supported relative performance. Within the healthcare sector, an overweight position in pharmaceutical and medical products maker Abbott Laboratories boosted relative results.Within the consumer staples sector,the portfolio’s holdings of premium drinks distributer Diageo (United Kingdom) aided relative returns.

Stocks in other sectors that benefited relative performance included holdings of management consulting firm Accenture, semiconductor company Texas Instruments, diversified technology company 3M, and vehicle components manufacturer LVIP MFS Value Fund– 1 Aptiv.Additionally, not owning shares of telecommunication services provider AT&T also bolstered relative returns.

A combination of weak stock selection and an underweight allocation to the retailing sector detracted from relative performance. Within this sector, not owning shares of retail giant Wal-Mart Stores and an overweight position in automotive parts and accessories retailer Advanced Auto Parts hampered relative returns.

An underweight position in the technology sector also hindered relative results. Here, not owning strong-performing semiconductor company Intel and network equipment company Cisco Systems weighed on relative performance.

Elsewhere, not owning shares of financial services firm Bank of America and insurance and investment firm Berkshire Hathaway detracted from relative returns. Additionally, holdings of global marketing and communications company Omnicom Group, and overweight positions in automotive components supplier Johnson Controls and drugstore retailer CVS Health, also weakened relative performance.

The portfolio’s cash and/or cash equivalents position during the period detracted from relative performance. Under normal market conditions, the portfolio strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when markets rose, as measured by the portfolio’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Portfolio Managers:
Massachusetts Financial Services Company:	Nevin P. Chitkara
Steve R. Gorham

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP MFS Value Fund–1

LVIP MFS Value Fund

2017 Annual Report Commentary (unaudited) (continued)

Growth of $10,000 invested 12/31/07 through 12/31/17

This chart illustrates, hypothetically, that $10,000 was invested in LVIP MFS Value Fund Standard Class shares on 12/31/07. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/17, the value of the investment at net asset value, with any dividends and distributions invested, would have increased to $21,295. For comparison, look at how the Russell 1000® Value Index did over the same period. The same $10,000 investment would have increased to $19,863. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/17

Standard Class Shares
One Year	+ 17.63%
Five Years	+ 14.93%
Ten Years	+ 7.85%

Service Class Shares
One Year	+ 17.33%
Five Years	+ 14.64%
Ten Years	+ 7.58%

[1]	The Russell 1000® Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

LVIP MFS Value Fund–2

LVIP MFS Value Fund

Disclosure

    OF FUND EXPENSES (unaudited)

For the Period July 1, 2017 to December 31, 2017

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Annualized Expense Ratio	Expenses Paid During Period 7/1/17 to 12/31/17*
Actual
Standard Class Shares	$1,000.00	$1,078.40	0.68%	$3.56
Service Class Shares	1,000.00	1,077.00	0.93%	4.87
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.78	0.68%	$3.47
Service Class Shares	1,000.00	1,020.52	0.93%	4.74

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP MFS Value Fund–3

LVIP MFS Value Fund

Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)

As of December 31, 2017

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets

Common Stock	98.73%
Aerospace & Defense	3.23%
Air Freight & Logistics	0.70%
Auto Components	1.03%
Automobiles	0.16%
Banks	14.56%
Beverages	1.89%
Building Products	1.82%
Capital Markets	8.11%
Chemicals	3.59%
Consumer Finance	1.09%
Containers & Packaging	0.44%
Diversified Telecommunication Services	0.81%
Electric Utilities	2.13%
Electrical Equipment	0.97%
Energy Equipment & Services	1.69%
Equity Real Estate Investment Trusts	0.37%
Food & Staples Retailing	0.43%
Food Products	4.34%
Health Care Equipment & Supplies	4.90%
Health Care Providers & Services	1.91%
Household Durables	0.30%
Household Products	1.04%
Industrial Conglomerates	3.29%
Insurance	7.41%
IT Services	6.05%
Leisure Products	0.19%
Life Sciences Tools & Services	1.27%
Machinery	2.15%
Media	3.82%
Oil, Gas & Consumable Fuels	3.57%
Personal Products	0.40%
Pharmaceuticals	6.86%
Professional Services	0.53%
Road & Rail	1.41%
Semiconductors & Semiconductor Equipment	1.70%
Specialty Retail	0.12%
Textiles, Apparel & Luxury Goods	0.67%
Tobacco	3.58%
Trading Companies & Distributors	0.20%
Money Market Fund	1.12%
Total Value of Securities	99.85%
Receivables and Other Assets Net of Liabilities	0.15%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets

JPMorgan Chase & Co.	4.93%
Wells Fargo & Co.	3.54%
Johnson & Johnson	3.50%
Philip Morris International	3.12%
Accenture Class A	3.08%
Goldman Sachs Group	2.54%
Citigroup	2.37%
Medtronic	2.25%
US Bancorp	2.22%
Pfizer	2.15%
Total	29.70%
IT–Information Technology

LVIP MFS Value Fund–4

LVIP MFS Value Fund

Statement of Net Assets

December 31, 2017

	Number of Shares	Value (U.S. $)

COMMON STOCK–98.73%
Aerospace & Defense–3.23%
Lockheed Martin	29,815	$9,572,106
Northrop Grumman	69,712	21,395,310
United Technologies	130,765	16,681,691

		47,649,107

Air Freight & Logistics–0.70%
United Parcel Service Class B	87,226	10,392,978

		10,392,978

Auto Components–1.03%
Aptiv	149,030	12,642,215
†Delphi Technologies	49,676	2,606,500

		15,248,715

Automobiles–0.16%
Harley-Davidson	46,587	2,370,347

		2,370,347

Banks–14.56%
Citigroup	470,415	35,003,580
JPMorgan Chase & Co.	680,040	72,723,478
PNC Financial Services Group	153,875	22,202,624
US Bancorp	611,318	32,754,418
Wells Fargo & Co.	860,540	52,208,962

		214,893,062

Beverages–1.89%
Diageo	485,180	17,783,964
PepsiCo	84,587	10,143,673

		27,927,637

Building Products–1.82%
Johnson Controls International	705,355	26,881,079

		26,881,079

Capital Markets–8.11%
Bank of New York Mellon	304,266	16,387,767
BlackRock	31,971	16,423,822
Franklin Resources	124,191	5,381,196
Goldman Sachs Group	147,359	37,541,179
Moody’s	64,575	9,531,916
Nasdaq	183,005	14,060,274
State Street	136,089	13,283,647
T. Rowe Price Group	67,589	7,092,114

		119,701,915

Chemicals–3.59%
DowDuPont	84,755	6,036,251
Monsanto	46,605	5,442,532
PPG Industries	244,980	28,618,564
Sherwin-Williams	31,604	12,958,904

		53,056,251

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Consumer Finance–1.09%
American Express	162,401	$16,128,043

		16,128,043

Containers & Packaging–0.44%
†Crown Holdings	114,092	6,417,675

		6,417,675

Diversified Telecommunication Services–0.81%
Verizon Communications	226,211	11,973,348

		11,973,348

Electric Utilities–2.13%
Duke Energy	229,799	19,328,394
Southern	125,935	6,056,214
Xcel Energy	125,728	6,048,774

		31,433,382

Electrical Equipment–0.97%
Eaton	181,947	14,375,632

		14,375,632

Energy Equipment & Services–1.69%
Schlumberger	370,103	24,941,241

		24,941,241

Equity Real Estate Investment Trusts–0.37%
Public Storage	26,155	5,466,395

		5,466,395

Food & Staples Retailing–0.43%
CVS Health	87,958	6,376,955

		6,376,955

Food Products–4.34%
Archer-Daniels-Midland	151,239	6,061,659
Danone	85,974	7,203,840
General Mills	350,204	20,763,595
JM Smucker	47,381	5,886,615
Nestle	280,335	24,102,156

		64,017,865

Health Care Equipment & Supplies–4.90%
Abbott Laboratories	364,890	20,824,272
Danaher	196,448	18,234,303
Medtronic	412,426	33,303,400

		72,361,975

Health Care Providers & Services–1.91%
Cigna	48,116	9,771,878
†Express Scripts Holding	100,776	7,521,921
McKesson	70,236	10,953,304

		28,247,103

LVIP MFS Value Fund–5

LVIP MFS Value Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Household Durables–0.30%
Newell Brands	143,621	$4,437,889

		4,437,889

Household Products–1.04%
Procter & Gamble	78,514	7,213,866
Reckitt Benckiser Group	87,111	8,126,888

		15,340,754

Industrial Conglomerates–3.29%
3M	84,388	19,862,404
Honeywell International	187,334	28,729,542

		48,591,946

Insurance–7.41%
Aon	186,984	25,055,856
Chubb	195,133	28,514,785
MetLife	347,191	17,553,977
Prudential Financial	78,470	9,022,481
Travelers	215,934	29,289,288

		109,436,387

IT Services–6.05%
Accenture Class A	296,928	45,456,708
Amdocs	53,816	3,523,872
Cognizant Technology Solutions Class A	59,382	4,217,310
DXC Technology	50,919	4,832,213
Fidelity National Information Services	158,747	14,936,505
†Fiserv	79,040	10,364,515
International Business Machines	39,091	5,997,341

		89,328,464

Leisure Products–0.19%
Hasbro	31,044	2,821,589

		2,821,589

Life Sciences Tools & Services–1.27%
Thermo Fisher Scientific	98,848	18,769,258

		18,769,258

Machinery–2.15%
Illinois Tool Works	84,126	14,036,423
Ingersoll-Rand	92,061	8,210,921
Stanley Black & Decker	55,986	9,500,264

		31,747,608

Media–3.82%
Comcast Class A	667,617	26,738,061
Interpublic Group	485,436	9,786,390
Omnicom Group	238,744	17,387,726
Time Warner	27,752	2,538,475

		56,450,652

Oil, Gas & Consumable Fuels–3.57%
Chevron	103,918	13,009,494

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Oil, Gas & Consumable Fuels (continued)
EOG Resources	148,171	$15,989,133
Exxon Mobil	148,302	12,403,979
Occidental Petroleum	154,228	11,360,434

		52,763,040

Personal Products–0.40%
Coty Class A	295,773	5,882,925

		5,882,925

Pharmaceuticals–6.86%
Johnson & Johnson	369,577	51,637,298
Merck & Co.	206,328	11,610,077
Novartis	39,567	3,329,662
Pfizer	876,322	31,740,383
Roche Holding	11,351	2,870,161

		101,187,581

Professional Services–0.53%
Equifax	66,039	7,787,319

		7,787,319

Road & Rail–1.41%
Canadian National Railway	100,837	8,319,054
Union Pacific	92,730	12,435,093

		20,754,147

Semiconductors & Semiconductor Equipment–1.70%
Analog Devices	42,016	3,740,684
Texas Instruments	204,106	21,316,831

		25,057,515

Specialty Retail–0.12%
Advance Auto Parts	17,297	1,724,338

		1,724,338

Textiles, Apparel & Luxury Goods–0.67%
Hanesbrands	317,442	6,637,712
NIKE Class B	51,789	3,239,402

		9,877,114

Tobacco–3.58%
Altria Group	93,842	6,701,257
Philip Morris International	436,643	46,131,333

		52,832,590

Trading Companies & Distributors–0.20%
†HD Supply Holdings	71,777	2,873,233

		2,873,233

Total Common Stock (Cost $876,448,708)		1,457,525,054

LVIP MFS Value Fund–6

LVIP MFS Value Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

MONEY MARKET FUND–1.12%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 1.15%)	16,465,537	$16,465,537

Total Money Market Fund (Cost $16,465,537)		16,465,537

TOTAL VALUE OF SECURITIES–99.85% (Cost $892,914,245)	$1,473,990,591
« RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.15%	2,216,838

NET ASSETS APPLICABLE TO 34,276,652 SHARES OUTSTANDING–100.00%	$1,476,207,429

NET ASSET VALUE PER SHARE–LVIP MFS VALUE FUND STANDARD CLASS ($471,467,440 / 10,942,688 Shares)	$43.085

NET ASSET VALUE PER SHARE–LVIP MFS VALUE FUND SERVICE CLASS ($1,004,739,989 / 23,333,964 Shares)	$43.059

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2017:
Shares of beneficial interest (unlimited authorization–no par)	$863,142,948
Accumulated net realized gain on investments	31,985,796
Net unrealized appreciation of investments and foreign currencies	581,078,685

TOTAL NET ASSETS	$1,476,207,429

†	Non-income producing.

«

Includes $1,262,273 payable for fund shares redeemed, $714,366 payable for securities purchased, $1,008,053 due to manager and affiliates and $56,111 other accrued expenses payable as of December 31, 2017.

IT–Information Technology

See accompanying notes, which are an integral part of the financial statements.

LVIP MFS Value Fund–7

LVIP MFS Value Fund

Statement of Operations

Year Ended December 31, 2017

INVESTMENT INCOME:
Dividends	$30,299,298
Interest	44,972
Foreign tax withheld	(163,310)

30,180,960

EXPENSES:
Management fees	8,258,534
Distribution fees-Service Class	2,364,556
Accounting and administration expenses	330,828
Shareholder servicing fees	271,069
Reports and statements to shareholders	115,929
Professional fees	47,160
Trustees’ fees and expenses	37,264
Custodian fees	22,741
Consulting fees	6,334
Pricing fees	1,510
Other	16,858

11,472,783
Less:
Expenses paid indirectly	(1,882)

Total operating expenses	11,470,901

NET INVESTMENT INCOME	18,710,059

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	55,012,107
Foreign currencies	82,361
Foreign currency exchange contracts	(75,663)

Net realized gain	55,018,805

Net change in unrealized appreciation (depreciation) of:
Investments	145,073,102
Foreign currencies	22,050

Net change in unrealized appreciation (depreciation)	145,095,152

NET REALIZED AND UNREALIZED GAIN	200,113,957

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$218,824,016

See accompanying notes, which are an integral part of the financial statements.

LVIP MFS Value Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/17	12/31/16
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$18,710,059	$20,451,831
Net realized gain	55,018,805	29,063,826
Net change in unrealized appreciation (depreciation)	145,095,152	103,916,094

Net increase in net assets resulting from operations	218,824,016	153,431,751

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(7,772,369)	(6,655,471)
Service Class	(14,459,457)	(14,918,897)
Net realized gain:
Standard Class	(7,677,057)	(13,152,045)
Service Class	(16,945,965)	(36,469,491)

	(46,854,848)	(71,195,904)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	101,604,454	146,594,666
Service Class	80,005,429	62,478,291
Reinvestment of dividends and distributions:
Standard Class	15,449,426	19,807,516
Service Class	31,405,422	51,388,388

	228,464,731	280,268,861

Cost of shares redeemed:
Standard Class	(52,266,994)	(38,272,399)
Service Class	(125,319,205)	(120,418,378)

	(177,586,199)	(158,690,777)

Increase in net assets derived from capital share transactions	50,878,532	121,578,084

NET INCREASE IN NET ASSETS	222,847,700	203,813,931
NET ASSETS:
Beginning of year	1,253,359,729	1,049,545,798

End of year	$1,476,207,429	$1,253,359,729

Undistributed net investment income	$—	$2,609,101

See accompanying notes, which are an integral part of the financial statements.

LVIP MFS Value Fund–8

LVIP MFS Value Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP MFS Value Fund Standard Class
	Year Ended
	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Net asset value, beginning of period	$37.927	$35.359	$37.268	$34.526	$25.797

Income (loss) from investment operations:
Net investment income[1]	0.635	0.728	0.757	0.815	0.548
Net realized and unrealized gain (loss)	5.993	4.166	(0.990)	2.815	8.718

Total from investment operations	6.628	4.894	(0.233)	3.630	9.266

Less dividends and distributions from:
Net investment income	(0.729)	(0.726)	(0.765)	(0.888)	(0.537)
Net realized gain	(0.741)	(1.600)	(0.911)	—	—

Total dividends and distributions	(1.470)	(2.326)	(1.676)	(0.888)	(0.537)

Net asset value, end of period	$43.085	$37.927	$35.359	$37.268	$34.526

Total return[2]	17.63%	14.06%	(0.54% )	10.51%	35.96%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$471,467	$354,924	$206,615	$161,935	$137,795
Ratio of expenses to average net assets	0.67%	0.66%	0.66%	0.66%	0.68%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.67%	0.66%	0.66%	0.66%	0.69%
Ratio of net investment income to average net assets	1.55%	1.97%	2.04%	2.28%	1.78%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.55%	1.97%	2.04%	2.28%	1.77%
Portfolio turnover	13%	15%	15%	11%	16%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP MFS Value Fund–9

LVIP MFS Value Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP MFS Value Fund Service Class
	Year Ended
	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Net asset value, beginning of period	$37.912	$35.352	$37.262	$34.526	$25.804

Income (loss) from investment operations:
Net investment income[1]	0.531	0.632	0.664	0.724	0.469
Net realized and unrealized gain (loss)	5.984	4.162	(0.991)	2.811	8.714

Total from investment operations	6.515	4.794	(0.327)	3.535	9.183

Less dividends and distributions from:
Net investment income	(0.627)	(0.634)	(0.672)	(0.799)	(0.461)
Net realized gain	(0.741)	(1.600)	(0.911)	—	—

Total dividends and distributions	(1.368)	(2.234)	(1.583)	(0.799)	(0.461)

Net asset value, end of period	$43.059	$37.912	$35.352	$37.262	$34.526

Total return[2]	17.33%	13.78%	(0.79% )	10.23%	35.62%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,004,740	$898,436	$842,931	$899,694	$868,365
Ratio of expenses to average net assets	0.92%	0.91%	0.91%	0.91%	0.93%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.92%	0.91%	0.91%	0.91%	0.94%
Ratio of net investment income to average net assets	1.30%	1.72%	1.79%	2.03%	1.53%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.30%	1.72%	1.79%	2.03%	1.52%
Portfolio turnover	13%	15%	15%	11%	16%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP MFS Value Fund–10

LVIP MFS Value Fund

Notes to Financial Statements

December 31, 2017

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 92 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP MFS Value Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek capital appreciation.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value. Equity securities listed on a foreign exchange are generally valued at the last quoted sale price on the valuation date. Open-end investment companies are valued at their published net asset value (“NAV”). Investments in government money market funds have a stable NAV. Short-term debt securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available. Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended December 31, 2017 and for all open tax years (years ended December 31, 2014–December 31, 2016), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2017, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate that portion of realized gains and losses on foreign equity securities resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

LVIP MFS Value Fund–11

LVIP MFS Value Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that Fund is aware of such dividends, net of all tax withholdings not eligible for rebates. Taxable non-cash dividends are recorded as dividend income. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Withholding taxes on foreign dividends are recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Commission rebates are included in “Net realized gain (loss) on investments” on the Statement of Operations and totaled $40,605 for the year ended December 31, 2017. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund receives earning credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this arrangement is included in “Custodian fees” on the Statement of Operations with the corresponding expense offset shown as “Expenses paid indirectly.”

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.75% of the first $75 million of the Fund’s average daily net assets; 0.70% of the next $75 million; 0.65% of the next $50 million; 0.60% of the next $300 million; 0.5875% of the next $1 billion; and 0.5625% of the Fund’s average daily net assets in excess of $1.5 billion. The fee is calculated daily and paid monthly.

Massachusetts Financial Services Company (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2017, costs for these administrative and legal services were as follows:

Administrative	$76,455
Legal	13,264

Lincoln Life also provides certain contract holder and additional corporate services to the Fund. Effective May 1, 2017, the Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund’s average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $98,079 for the year ended December 31, 2017.

LVIP MFS Value Fund–12

LVIP MFS Value Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.

At December 31, 2017, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$758,493
Distribution fees payable to LFD	213,272
Shareholder servicing fees payable to Lincoln Life	36,288

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

3. Investments

For the year ended December 31, 2017, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$185,352,735
Sales	176,536,802

At December 31, 2017, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Fund were as follows:

Cost of investments	$911,920,618

Aggregate unrealized appreciation of investments	$592,203,404
Aggregate unrealized depreciation of investments	(30,133,431)

Net unrealized appreciation of investments	$562,069,973

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

LVIP MFS Value Fund–13

LVIP MFS Value Fund

Notes to Financial Statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2017:

	Level 1	Level 2	Total
Investments:

Assets:
Common Stock
Aerospace & Defense	$47,649,107	$—	$47,649,107
Air Freight & Logistics	10,392,978	—	10,392,978
Auto Components	15,248,715	—	15,248,715
Automobiles	2,370,347	—	2,370,347
Banks	214,893,062	—	214,893,062
Beverages	10,143,673	17,783,964	27,927,637
Building Products	26,881,079	—	26,881,079
Capital Markets	119,701,915	—	119,701,915
Chemicals	53,056,251	—	53,056,251
Consumer Finance	16,128,043	—	16,128,043
Containers & Packaging	6,417,675	—	6,417,675
Diversified Telecommunication Services	11,973,348	—	11,973,348
Electric Utilities	31,433,382	—	31,433,382
Electrical Equipment	14,375,632	—	14,375,632
Energy Equipment & Services	24,941,241	—	24,941,241
Equity Real Estate Investment Trusts	5,466,395	—	5,466,395
Food & Staples Retailing	6,376,955	—	6,376,955
Food Products	32,711,869	31,305,996	64,017,865
Health Care Equipment & Supplies	72,361,975	—	72,361,975
Health Care Providers & Services	28,247,103	—	28,247,103
Household Durables	4,437,889	—	4,437,889
Household Products	7,213,866	8,126,888	15,340,754
Industrial Conglomerates	48,591,946	—	48,591,946
Insurance	109,436,387	—	109,436,387
IT Services	89,328,464	—	89,328,464
Leisure Products	2,821,589	—	2,821,589
Life Sciences Tools & Services	18,769,258	—	18,769,258
Machinery	31,747,608	—	31,747,608
Media	56,450,652	—	56,450,652
Oil, Gas & Consumable Fuels	52,763,040	—	52,763,040
Personal Products	5,882,925	—	5,882,925
Pharmaceuticals	94,987,758	6,199,823	101,187,581
Professional Services	7,787,319	—	7,787,319
Road & Rail	20,754,147	—	20,754,147
Semiconductors & Semiconductor Equipment	25,057,515	—	25,057,515
Specialty Retail	1,724,338	—	1,724,338
Textiles, Apparel & Luxury Goods	9,877,114	—	9,877,114
Tobacco	52,832,590	—	52,832,590
Trading Companies & Distributors	2,873,233	—	2,873,233
Money Market Fund	16,465,537	—	16,465,537

Total Investments	$1,410,573,920	$63,416,671	$1,473,990,591

There were no Level 3 investments at the beginning or end of the year.

As a result of utilizing international fair value pricing at December 31, 2017, a portion of the Fund’s common stock was categorized as Level 2.

During the year ended December 31, 2017, there were no material transfers between Level 1 investments, Level 2 investments or Level 3 investments. This does not include transfers between Level 1 investments and Level 2 investments that resulted from the Fund’s use of international fair value pricing during the period. In accordance with the fair value procedures described in Note 1, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

LVIP MFS Value Fund–14

LVIP MFS Value Fund

Notes to Financial Statements (continued)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2017 and 2016 was as follows:

	Year Ended
	12/31/17	12/31/16
Ordinary income	$23,618,767	$22,926,847
Long-term capital gains	23,236,081	48,269,057

Total	$46,854,848	$71,195,904

5. Components of Net Assets on a Tax Basis

As of December 31, 2017, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$863,142,948
Undistributed long-term capital gains	50,994,508
Net unrealized appreciation	562,069,973

Net assets	$1,476,207,429

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions and re-designation of dividends and distributions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2017, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Gain
$912,666	$(912,666)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/17	12/31/16
Shares sold:
Standard Class	2,485,861	4,014,702
Service Class	1,959,343	1,713,081
Shares reinvested:
Standard Class	369,242	532,008
Service Class	752,910	1,384,663

	5,567,356	7,644,454

Shares redeemed:
Standard Class	(1,270,394)	(1,032,089)
Service Class	(3,076,402)	(3,243,355)

	(4,346,796)	(4,275,444)

Net increase	1,220,560	3,369,010

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio

LVIP MFS Value Fund–15

LVIP MFS Value Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. No foreign currency exchange contracts were outstanding at December 31, 2017.

During the year ended December 31, 2017, the Fund used foreign currency exchange contracts to facilitate or expedite the settlement of portfolio transactions.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2017 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$(75,663)	$—

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2017.

	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average cost)	$38,838	$9,598

8. Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

Foreign currency fluctuations or economic financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Recent Regulatory Reporting Updates

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amended Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. As of August 1, 2017, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.

LVIP MFS Value Fund–16

LVIP MFS Value Fund

Notes to Financial Statements (continued)

11. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP MFS Value Fund–17

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of LVIP MFS Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of LVIP MFS Value Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.

Philadelphia, Pennsylvania

February 22, 2018

LVIP MFS Value Fund–18

LVIP MFS Value Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2017, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
49.59%	50.41%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 22-23 and September 11-12, 2017, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various sub-advisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“LincolnLife”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the sub-advisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the sub-advisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information (including total return and standard deviation) provided by Morningstar for the standard class of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2017. The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Funds, and had delegated those duties to unaffiliated sub-advisers responsible for investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the sub-adviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the sub-advisers’ investment performance.

LVIP MFS Value Fund–19

LVIP MFS Value Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the investment management fees were within range of the median investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Massachusetts Financial Services Company (“MFS”) on behalf of the LVIP MFS Value Fund, the Board considered the nature, extent and quality of services to be provided by MFS under the subadvisory agreements. The Board reviewed the services provided by MFS, the backgrounds of the investment professionals servicing the Fund, and the reputation, resources and the investment approach of MFS. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.

Performance. The Board reviewed the LVIP MFS Value Fund’s total return and standard deviation compared to the total return and standard deviation of a peer group of funds included in the Morningstar Large Value funds category and the Russell 1000® Value TR USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one year period, above the return of the Morningstar peer group median and the benchmark index for the three and ten year periods and above the return of the Morningstar peer group median and below the benchmark index for the five year period. The Board concluded that the services provided by MFS were satisfactory.

Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule for the Fund, which contains breakpoints, as well as the fees charged to comparable clients subadvised by MFS. The Board considered that LIAC compensates MFS from its fees and that the subadvisory fee schedule was negotiated between LIAC and MFS, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.

Profitability and Fallout Benefits. The Board considered information regarding MFS’s estimated profitability from providing subadvisory services to the Fund and noted that the subadvisory fee was negotiated between LIAC and MFS, an unaffiliated third party, and that LIAC compensates MFS from its fees. The Board reviewed materials provided by MFS as to any additional benefits it receives and noted that MFS has the ability to obtain research with soft dollars that may or may not be used for the Fund and may be used for the benefit of MFS and other clients of MFS and that MFS could potentially realize a benefit from the relationship with the Fund by being awarded future or increased mandates.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.

LVIP MFS Value Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.

The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.

The term Fund Complex includes the 92 series of Lincoln Variable Insurance Products Trust.

Interested Trustee

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	Formerly: Lincoln Advisors Trust

* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of both the Advisor and The Lincoln National Life Insurance Company, the parent company of the Trust’s Adviser.

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	92	Formerly: Lincoln Advisors Trust

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	Formerly: Lincoln Advisors Trust

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	Formerly: Lincoln Advisors Trust

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Formerly: Lincoln Advisors Trust

LVIP MFS Value Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Charles I. Plosser*** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Public Governor for the Financial Industry Regulatory Authority (FINRA); Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	92	Rochester Gas and Electric Corporation

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Associated Grocers of New England (Director Emeritus); Formerly: Lincoln Trust Advisors

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	Formerly: Lincoln Advisors Trust

Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	92	St. Vincent Health; Formerly: Lincoln Advisors Trust

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	92	Formerly: Lincoln Advisors Trust

Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012	92	Trustee of FundVantage Trust

** Steve A. Cobb, is the son-in-law of Kenneth G. Stella.

*** Charles I. Plosser was appointed Trustee effective January 1, 2018.

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.

Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.

LVIP MFS Value Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.

Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Vice President, Secretary, and Chief Legal Officer	Since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President and Chief Compliance Officer, Lincoln National Corporation; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Deputy General Counsel, Janney Montgomery Scott LLC.

Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.

Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.

John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

LVIP MFS Value Fund–23

LVIP Mondrian International Value Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2017

LVIP Mondrian International Value Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Mondrian International Value Fund

2017 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation

Subadvised by: Mondrian Investment Partners Limited

The Fund returned 21.34% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2017, while its benchmark, the MSCI EAFE® NR Index1, returned 25.03%.

In a very strong twelve month period for international equities, the Fund achieved strong absolute returns and outperformed the value sub-index, but consistent with our expected defensive characteristics, lagged the broader index returns in a very strong market.

All major global equity markets posted strong returns in 2017, led by cyclical sectors amid generally robust economic data releases. Broad currency gains against the US dollar supported returns, led by the euro.

In Asia Pacific, the Hong Kong equity market led returns as robust Chinese growth and increasing interest rates in the US supported returns from the banks. The Singaporean equity market also benefited from improved economic growth and increased expectations of monetary tightening, leading to strong returns from the financials sector. The positive impact of the overweight position in Singapore more than offset the underweight position in Hong Kong.

The Japanese equity market reacted positively to Prime Minister Abe’s convincing victory in the Japan’s Lower House elections, providing his party with a renewed mandate to pursue reflationary policies. Geopolitical risk stemming from the Korean peninsula was broadly shrugged off by investors. The relatively weak yen supported returns from exporters, but held back US dollar returns for the market. Although the underweight position in the Japanese equity market held back relative Fund returns, this was more than offset by strong stock selection in Japan.

In Europe, the UK equity market lagged on Brexit-related uncertainty and domestic political concerns after June’s snap election resulted in a hung parliament. Relative returns partly rebounded in the fourth quarter as the Bank of England raised interest rates and negotiations with the EU progressed on to trade. The Fund’s positioning in the UK equity market weighed on relative returns.

Markets and the euro reacted positively to the Dutch and French election results which reduced eurozone political risk. Returns from the French market were supported by strong returns from stocks in the consumer discretionary and industrials sectors on hopes of improving economic growth. Stock selection in France and the Netherlands weighed on relative investment returns.

Currencies made a significant contribution to returns in 2017. The ECB flagged that it would start tapering asset purchases, albeit very slowly, from the beginning of 2018 which supported euro appreciation. The British pound rose from extremely oversold levels following the EU membership referendum result. The Japanese yen, however, was weak on a relative basis as the Bank of Japan continued its loose monetary policy. Currency allocation effects were positive for Fund relative returns, helped by the underweight position in the Japanese yen.

Sector positioning held back relative investment returns, as defensive sectors mostly lagged. Returns from the materials and energy sectors diverged; the oil price fell in the first half of the year before inflecting and rising strongly on improving fundamentals. Returns to the materials sector were driven by rising bulk commodities and metals prices, amid resilient economic data globally and supply side measures in China. Although strong stock selection within the materials sector added to relative returns, this was more than offset by the impact of the Fund’s underweight position.

Fund relative returns were held back by the holding in GlaxoSmithKline, the UK pharmaceuticals company, which declined 2.3%; the company highlighted the potential impact from the expected launch of generic competition for its respiratory drug Advair. In the fourth quarter, we sold the position in Pearson, the UK-based media and education company, given the unfavorable revision of the dividend policy; the stock rose just 4.5% over the year. We reinvested the proceeds into WPP, the UK advertising and communications group, which looked more attractively valued. Eni, the Italian energy group, increased only 5.9% amid upstream project execution issues and a lower contribution from downstream assets relative to other integrated oil companies.

Conversely, the Fund benefitted significantly from its holdings in Kirin, the Japanese brewer, which gained 56.8% on an improved competitive environment within the domestic beer market. United Overseas Bank, the Singaporean bank, rose 44.5% amid improved economic growth and increased expectations of monetary tightening. Enel, the Italian integrated utility, rose 43.7% on a reduction in political risk, the success of cost saving initiatives, and strength from the Italian retail business.

Portfolio Managers:
Mondrian Investment Partners Limited:	Elizabeth A. Desmond
Melissa J.A. Platt
Nigel A. Bliss

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Mondrian International Value Fund–1

LVIP Mondrian International Value Fund

2017 Annual Report Commentary (unaudited) (continued)

Growth of $10,000 invested 12/31/07 through 12/31/17

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Mondrian International Value Fund Standard Class shares on 12/31/07. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/17, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,913. For comparison, look at how the MSCI EAFE® NR Index did over the same period. The same $10,000 investment would have increased to $12,119. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/17
Standard Class Shares
One Year	+ 21.34%
Five Years	+ 7.59%
Ten Years	+ 1.77%
Service Class Shares
One Year	+ 21.04%
Five Years	+ 7.33%
Ten Years	+ 1.51%

1.

The MSCI EAFE® NR Index is a free float-adjusted market capitalization Index that is designed to measure the equity market performance of developed markets (Europe, Australia, and the Far East), excluding the U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

LVIP Mondrian International Value Fund–2

LVIP Mondrian International Value Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2017 to December 31, 2017

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Annualized Expense Ratio	Expenses Paid During Period 7/1/17 to 12/31/17*

Actual
Standard Class Shares	$1,000.00	$1,082.20	0.76%	$3.99
Service Class Shares	1,000.00	1,080.80	1.01%	5.30

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.37	0.76%	$3.87
Service Class Shares	1,000.00	1,020.11	1.01%	5.14

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Mondrian International Value Fund–3

LVIP Mondrian International Value Fund

Security Type/Country and Sector Allocations and Top 10 Equity Holdings (unaudited)

As of December 31, 2017

Security Type/Country	Percentage of Net Assets

Common Stock	99.24%
Australia	1.40%
Denmark	1.30%
France	5.89%
Germany	10.94%
Hong Kong	5.54%
Italy	5.60%
Japan	17.88%
Netherlands	6.36%
Singapore	6.49%
Spain	5.06%
Sweden	3.98%
Switzerland	6.96%
Taiwan	1.59%
United Kingdom	20.25%
Preferred Stock	0.16%

Money Market Fund	0.13%

Total Value of Securities	99.53%

Receivables and Other Assets Net of Liabilities	0.47%

Total Net Assets	100.00%

Sector designations may be different than the sector designations presented in other Fund materials.

Sector	Percentage of Net Assets

Auto Components	1.16%
Automobiles	7.91%
Banks	7.78%
Beverages	1.93%
Building Products	1.78%
Chemicals	1.35%
Commercial Services & Supplies	3.29%
Communications Equipment	1.23%
Diversified Telecommunication Services	7.90%
Electric Utilities	5.42%
Electrical Equipment	4.08%
Energy Equipment & Services	1.28%

Sector	Percentage of Net Assets

Equity Real Estate Investment Trusts	1.22%
Food & Staples Retailing	5.71%
Food Products	1.06%
Household Durables	1.00%
Industrial Conglomerates	3.45%
Insurance	7.85%
Media	1.24%
Multiline Retail	1.42%
Multi-Utilities	1.30%
Oil, Gas & Consumable Fuels	9.03%
Pharmaceuticals	10.42%
Road & Rail	0.90%
Semiconductors & Semiconductor Equipment	1.59%
Software	1.54%
Specialty Retail	2.45%
Technology Hardware, Storage & Peripherals	2.24%
Wireless Telecommunication Services	1.87%

Total	99.40%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets

Royal Dutch Shell Class A & Class B	3.77%
Honda Motor	3.35%
Tesco	3.13%
United Overseas Bank	2.99%
Takeda Pharmaceutical	2.88%
Enel	2.87%
Sanofi	2.84%
Lloyds Banking Group	2.77%
Telia	2.75%
Eni	2.74%

Total	30.09%

LVIP Mondrian International Value Fund–4

LVIP Mondrian International Value Fund

Statement of Net Assets

December 31, 2017

Number of Shares		Value (U.S. $)

ΔCOMMON STOCK–99.24%
Australia–1.40%
QBE Insurance Group	2,040,287	$16,935,482

		16,935,482

Denmark–1.30%
ISS	404,652	15,666,147

		15,666,147

France–5.89%
Cie de Saint-Gobain	392,069	21,578,010
Sanofi	398,759	34,329,954
Societe Generale	298,073	15,367,313

		71,275,277

Germany–10.94%
Allianz	130,793	29,931,703
Bayerische Motoren Werke	112,147	11,627,645
Daimler	381,180	32,232,768
Deutsche Telekom	1,332,373	23,551,613
Evonik Industries	436,039	16,377,262
SAP	166,532	18,630,829

		132,351,820

∎Hong Kong–5.54%
China Mobile	2,231,000	22,559,970
CK Hutchison Holdings	2,521,000	31,588,890
WH Group	11,366,500	12,831,749

		66,980,609

Italy–5.60%
Enel	5,638,096	34,670,193
Eni	2,001,920	33,127,669

		67,797,862

Japan–17.88%
Canon	322,900	12,030,640
FUJIFILM Holdings	368,400	15,032,548
Honda Motor	1,186,900	40,505,931
Isuzu Motors	565,100	9,435,634
Kirin Holdings	927,600	23,376,837
Kyushu Railway	351,000	10,864,273
Mitsubishi Electric	1,085,400	17,987,881
Otsuka Holdings	72,700	3,188,419
Sekisui Chemical	602,200	12,056,235
Sumitomo Electric Industries	833,400	14,048,874
Takeda Pharmaceutical	614,800	34,808,551
Tokio Marine Holdings	505,500	22,991,682

		216,327,505

Netherlands–6.36%
Koninklijke Ahold Delhaize	1,422,194	31,264,070
Royal Dutch Shell Class A	20,295	677,512
Royal Dutch Shell Class B	1,334,874	44,950,591

		76,892,173

Number of Shares		Value (U.S. $)

ΔCOMMON STOCK (continued)
Singapore–6.49%
Ascendas Real Estate Investment Trust	7,256,800	$14,728,040
Jardine Matheson Holdings	166,200	10,083,771
Singapore Telecommunications	6,558,300	17,485,258
United Overseas Bank	1,837,281	36,218,352

		78,515,421

Spain–5.06%
Banco Santander	1,376,680	9,025,841
Iberdrola	3,995,326	30,928,984
Telefonica	2,188,896	21,314,924

		61,269,749

Sweden–3.98%
Telefonaktiebolaget LM Ericsson Class B	2,257,578	14,899,406
Telia	7,461,641	33,259,387

		48,158,793

Switzerland–6.96%
ABB	1,171,261	31,371,459
Novartis	329,971	27,767,887
Zurich Insurance Group	82,502	25,084,205

		84,223,551

Taiwan–1.59%
Taiwan Semiconductor Manufacturing	721,000	5,520,751
Taiwan Semiconductor Manufacturing ADR	347,028	13,759,660

		19,280,411

United Kingdom–20.25%
BP	4,352,485	30,533,928
G4S	6,687,541	24,069,049
GlaxoSmithKline	1,467,965	25,996,473
John Wood Group	1,768,810	15,476,427
Kingfisher	6,506,727	29,667,139
Lloyds Banking Group	36,603,242	33,564,541
National Grid	1,331,358	15,694,742
Next	282,179	17,198,599
Tesco	13,396,533	37,847,736
WPP	827,234	14,944,591

		244,993,225

Total Common Stock (Cost $1,024,761,435)		1,200,668,025

LVIP Mondrian International Value Fund–5

LVIP Mondrian International Value Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

PREFERRED STOCK–0.16%
Bayerische Motoren Werke 4.65%	21,446	$1,913,715

Total Preferred Stock (Cost $1,547,482)		1,913,715

	Number of Shares	Value (U.S. $)

MONEY MARKET FUND–0.13%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 1.15%)	1,614,182	$1,614,182

Total Money Market Fund (Cost $1,614,182)		1,614,182

TOTAL VALUE OF SECURITIES–99.53% (Cost $1,027,923,099)	1,204,195,922
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.47%	5,716,686

NET ASSETS APPLICABLE TO 67,111,600 SHARES OUTSTANDING–100.00%	$1,209,912,608

NET ASSET VALUE PER SHARE–LVIP MONDRIAN INTERNATIONAL VALUE FUND STANDARD CLASS ($893,650,977 / 49,561,724 Shares)	$18.031

NET ASSET VALUE PER SHARE –LVIP MONDRIAN INTERNATIONAL VALUE FUND SERVICE CLASS ($316,261,631 / 17,549,876 Shares)	$18.021

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2017:
Shares of beneficial interest (unlimited authorization–no par)	$1,036,635,667
Distributions in excess of net investment income	(1,868,804)
Accumulated net realized loss on investments	(1,310,887)
Net unrealized appreciation of investments, foreign currencies and derivatives	176,456,632

TOTAL NET ASSETS	$1,209,912,608

Δ	Securities have been classified by country of origin. Classification by type of business has been presented on page 3.

∎	Securities listed and traded on the Hong Kong Stock Exchange. These securities have significant business operations in China.

«

Includes $319,795 payable for securities purchased, $918,302 payable for fund shares redeemed, $785,371 due to manager and affiliates and $100,841 other accrued expenses payable as of December 31, 2017.

The following foreign currency exchange contracts were outstanding at December 31, 2017:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
BNYM	HKD	1,956,311	USD	(250,286)	1/2/18	$133	$ —
BNYM	HKD	542,195	USD	(69,380)	1/3/18	25	—
BNYM	JPY	(66,098,619)	USD	585,736	1/5/18	—	(1,102)
Total Foreign Currency Exchange Contracts						$158	$(1,102)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The foreign currency exchange contracts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

Summary of Abbreviations:

ADR–American Depositary Receipt

BNYM–BNY Mellon

HKD–Hong Kong Dollar

JPY–Japanese Yen

USD–United States Dollar

See accompanying notes, which are an integral part of the financial statements.

LVIP Mondrian International Value Fund–6

LVIP Mondrian International Value Fund

Statement of Operations

Year Ended December 31, 2017

LVIP Mondrian International Value Fund

Statements of Changes in Net Assets

INVESTMENT INCOME:
Dividends	$46,349,383
Foreign tax withheld	(3,489,967)

42,859,416

EXPENSES:
Management fees	7,993,261
Distribution fees-Service Class	782,765
Accounting and administration expenses	288,392
Shareholder servicing fees	232,524
Custodian fees	116,590
Reports and statements to shareholders	106,749
Professional fees	55,413
Trustees’ fees and expenses	32,779
Pricing fees	12,364
Consulting fees	5,614
Other	5,965

Total operating expenses	9,632,416

NET INVESTMENT INCOME	33,227,000

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	35,285,282
Foreign currencies	137,422
Foreign currency exchange contracts	(78,768)

Net realized gain	35,343,936

Net change in unrealized appreciation (depreciation) of:
Investments	157,817,910
Foreign currencies	457,253
Foreign currency exchange contracts	(1,093)

Net change in unrealized appreciation (depreciation)	158,274,070

NET REALIZED AND UNREALIZED GAIN	193,618,006

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$226,845,006

See accompanying notes, which are an integral part of the financial statements.

	Year Ended
	12/31/17	12/31/16

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$33,227,000	$36,563,542
Net realized gain (loss)	35,343,936	(30,897,624)
Net change in unrealized appreciation (depreciation)	158,274,070	38,509,145

Net increase in net assets resulting from operations	226,845,006	44,175,063

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(28,548,010)	(24,677,289)
Service Class	(9,421,874)	(8,247,101)
Net realized gain on investments:
Standard Class	(1,487,760)	(28,660,530)
Service Class	(528,525)	(10,618,052)

	(39,986,169)	(72,202,972)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	31,480,147	82,105,172
Service Class	20,416,310	26,244,518
Reinvestment of dividends and distributions:
Standard Class	30,035,770	53,337,819
Service Class	9,950,399	18,865,153

	91,882,626	180,552,662

Cost of shares redeemed:
Standard Class	(143,511,975)	(118,151,807)
Service Class	(66,030,097)	(45,004,057)

	(209,542,072)	(163,155,864)

Increase (decrease) in net assets derived from capital share transactions	(117,659,446)	17,396,798

NET INCREASE (DECREASE) IN NET ASSETS	69,199,391	(10,631,111)
NET ASSETS:
Beginning of year	1,140,713,217	1,151,344,328

End of year	$1,209,912,608	$1,140,713,217

Undistributed (distributions in excess of) net investment income	$(1,868,804)	$2,758,775

See accompanying notes, which are an integral part of the financial statements.

LVIP Mondrian International Value Fund–7

LVIP Mondrian International Value Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Mondrian International Value Fund Standard Class
	Year Ended
	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Net asset value, beginning of period	$15.381	$15.782	$16.942	$18.131	$15.243

Income (loss) from investment operations:
Net investment income[1]	0.495	0.517	0.457	0.784	0.420
Net realized and unrealized gain (loss)	2.779	0.114	(1.101)	(1.234)	2.897

Total from investment operations	3.274	0.631	(0.644)	(0.450)	3.317

Less dividends and distributions from:
Net investment income	(0.593)	(0.470)	(0.516)	(0.739)	(0.429)
Net realized gain	(0.031)	(0.562)	—	—	—

Total dividends and distributions	(0.624)	(1.032)	(0.516)	(0.739)	(0.429)

Net asset value, end of period	$18.031	$15.381	$15.782	$16.942	$18.131

Total return[2]	21.34%	4.01%	(3.79% )	(2.54% )	21.84%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$893,651	$838,576	$842,056	$861,700	$808,623
Ratio of expenses to average net assets	0.75%	0.73%	0.73%	0.73%	0.76%
Ratio of net investment income to average net assets	2.88%	3.28%	2.61%	4.21%	2.50%
Portfolio turnover	19%	21%	19%	18%	33%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP Mondrian International Value Fund–8

LVIP Mondrian International Value Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Mondrian International Value Fund Service Class
	Year Ended
	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Net asset value, beginning of period	$15.375	$15.777	$16.934	$18.122	$15.236

Income (loss) from investment operations:
Net investment income[1]	0.451	0.477	0.412	0.736	0.381
Net realized and unrealized gain (loss)	2.776	0.114	(1.096)	(1.231)	2.891

Total from investment operations	3.227	0.591	(0.684)	(0.495)	3.272

Less dividends and distributions from:
Net investment income	(0.550)	(0.431)	(0.473)	(0.693)	(0.386)
Net realized gain	(0.031)	(0.562)	—	—	—

Total dividends and distributions	(0.581)	(0.993)	(0.473)	(0.693)	(0.386)

Net asset value, end of period	$18.021	$15.375	$15.777	$16.934	$18.122

Total return[2]	21.04%	3.75%	(4.03% )	(2.79% )	21.55%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$316,262	$302,137	$309,288	$333,679	$357,738
Ratio of expenses to average net assets	1.00%	0.98%	0.98%	0.98%	1.01%
Ratio of net investment income to average net assets	2.63%	3.03%	2.36%	3.96%	2.25%
Portfolio turnover	19%	21%	19%	18%	33%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP Mondrian International Value Fund–9

LVIP Mondrian International Value Fund

Notes to Financial Statements

December 31, 2017

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 92 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Mondrian International Value Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek long-term capital appreciation as measured by the change in the value of Fund shares over a period of three years or longer.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sale price on the valuation date. Open-end investment companies are valued at their published net asset value (“NAV”). Investments in government money market funds have a stable NAV. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available. Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended December 31, 2017 and for all open tax years (years ended December 31, 2014–December 31, 2016), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2017, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date

LVIP Mondrian International Value Fund–10

LVIP Mondrian International Value Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates. Withholding taxes on foreign dividends are recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2017.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2017.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.90% of the first $200 million of the Fund’s average daily net assets; 0.75% of the next $200 million; and 0.60% of the Fund’s average daily net assets in excess of $400 million. The fee is calculated daily and paid monthly.

Mondrian Investment Partners Ltd. (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2017, costs for these administrative and legal services were as follows:

Administrative	$66,928
Legal	11,653

Lincoln Life also provides certain contract holder and additional corporate services to the Fund. Effective May 1, 2017, the Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund’s average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $93,949 for the year ended December 31, 2017.

The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.

LVIP Mondrian International Value Fund–11

LVIP Mondrian International Value Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

At December 31, 2017, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$688,942
Distribution fees payable to LFD	66,825
Shareholder servicing fees payable to Lincoln life	29,604

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

3. Investments

For the year ended December 31, 2017, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$227,229,774
Sales	355,963,873

At December 31, 2017, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:

Cost of investments and derivatives	$1,039,670,149

Aggregate unrealized appreciation of investments and derivatives	$259,227,448
Aggregate unrealized depreciation of investments and derivatives	(94,702,619)

Net unrealized appreciation of investments and derivatives	$164,524,829

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

LVIP Mondrian International Value Fund–12

LVIP Mondrian International Value Fund

Notes to Financial Statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2017:

	Level 1	Level 2	Total
Investments:
Assets:
Common Stock
Australia	$—	$16,935,482	$16,935,482
Denmark	—	15,666,147	15,666,147
France	—	71,275,277	71,275,277
Germany	—	132,351,820	132,351,820
Hong Kong	12,831,749	54,148,860	66,980,609
Italy	—	67,797,862	67,797,862
Japan	—	216,327,505	216,327,505
Netherlands	—	76,892,173	76,892,173
Singapore	—	78,515,421	78,515,421
Spain	—	61,269,749	61,269,749
Sweden	—	48,158,793	48,158,793
Switzerland	—	84,223,551	84,223,551
Taiwan	13,759,660	5,520,751	19,280,411
United Kingdom	67,514,875	177,478,350	244,993,225
Preferred Stock	—	1,913,715	1,913,715
Money Market Fund	1,614,182	—	1,614,182

Total Investments	$95,720,466	$1,108,475,456	$1,204,195,922

Derivatives:
Assets:
Foreign Currency Exchange Contracts	$—	$158	$158

Liabilities:
Foreign Currency Exchange Contracts	$—	$(1,102)	$(1,102)

The value of Level 3 investments was zero at the beginning of the year and there were no Level 3 investments at the end of the year.

As a result of utilizing international fair value pricing at December 31, 2017, the majority of the portfolio was categorized as Level 2.

During the year ended December 31, 2017, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. This does not include transfers between Level 1 investments and Level 2 investments that resulted from the Fund’s use of international fair value pricing during the period. In accordance with the fair value procedures described in Note 1, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2017 and 2016 was as follows:

	Year Ended
	12/31/17	12/31/16
Ordinary income	$39,986,169	$32,924,390
Long-term capital gains	—	39,278,582

Total	$39,986,169	$72,202,972

LVIP Mondrian International Value Fund–13

LVIP Mondrian International Value Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis

As of December 31, 2017, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$1,036,635,667
Undistributed ordinary income	449,611
Undistributed long-term capital gains	8,302,501
Net unrealized appreciation	164,524,829

Net assets	$1,209,912,608

The differences between book basis and tax basis components of net assets are primarily attributable to tax treatment of passive foreign investment companies, tax deferral of losses due to wash sales and mark-to-market on forward contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of passive foreign investment companies, tax treatment of gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2017, the Fund recorded the following reclassifications:

Distributions in Excess of Net Investment Income	Accumulated Net Realized Loss on Investments
$115,305	$(115,305)

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss, whereas before the Act, capital losses carried forward were treated as short-term. At December 31, 2017, the Fund had no capital loss carryforwards for federal income tax purposes.

In 2017, the Fund utilized $28,157,713 of capital losses carryforwards.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/17	12/31/16
Shares sold:
Standard Class	1,829,462	5,241,586
Service Class	1,195,795	1,688,813
Shares reinvested:
Standard Class	1,681,814	3,421,827
Service Class	557,475	1,210,566

	5,264,546	11,562,792

Shares redeemed:
Standard Class	(8,469,616)	(7,499,923)
Service Class	(3,854,374)	(2,852,212)

	(12,323,990)	(10,352,135)

Net increase (decrease)	(7,059,444)	1,210,657

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

LVIP Mondrian International Value Fund–14

LVIP Mondrian International Value Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

The use of foreign currency exchange contracts and foreign cross currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts and foreign cross currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

During the year ended December 31, 2017, the Fund entered into foreign currency exchange contracts to facilitate or expedite the settlement of portfolio transactions.

Fair values of derivative instruments as of December 31, 2017 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Foreign currency exchange contracts (Currency contracts)	Receivables and other assets net of liabilities	$158	Receivables and other assets net of liabilities	$(1,102)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2017 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$(78,768)	$(1,093)

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2017.

	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average cost)	$330,549	$320,915

8. Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to LIAC the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.

LVIP Mondrian International Value Fund–15

LVIP Mondrian International Value Fund

Notes to Financial Statements (continued)

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Recent Regulatory Reporting Updates

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amended Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. As of August 1, 2017, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.

11. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Mondrian International Value Fund–16

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of LVIP Mondrian International Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of LVIP Mondrian International Value Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.

Philadelphia, Pennsylvania

February 22, 2018

LVIP Mondrian International Value Fund–17

LVIP Mondrian International Value Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2017, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 22-23 and September 11-12, 2017, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various sub-advisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the sub-advisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the sub-advisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information (including total return and standard deviation) provided by Morningstar for the standard class of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2017. The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Funds, and had delegated those duties to unaffiliated sub-advisers responsible for investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the sub-adviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the sub-advisers’ investment performance.

LVIP Mondrian International Value Fund–18

LVIP Mondrian International Value Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the investment management fees were lower than the median investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Mondrian Investment Partners Limited (“Mondrian”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Mondrian under the subadvisory agreement. The Board considered the services provided by Mondrian, the backgrounds of the portfolio managers and Mondrian’s investment strategy. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.

Performance. The Board reviewed the Fund’s total return and standard deviation compared to the total return and standard deviation of a peer group of funds included in the Morningstar Foreign Large Value funds category and the MSCI EAFE NR USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one year period, above the return of the Morningstar peer group median and below the benchmark index for the three and five year periods and above the return of the Morningstar peer group median and the benchmark index for the ten year period. The Board determined that the services provided by Mondrian were satisfactory.

Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule, which includes breakpoints, and the contractual fee rates charged to other accounts with an investment strategy similar to the Fund’s advised by Mondrian. The Board considered that LIAC compensates Mondrian from its fees and that the subadvisory fee schedule was negotiated between LIAC and Mondrian, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.

Profitability and Fallout Benefits. The Board considered information provided by Mondrian regarding Mondrian’s estimated profitability in providing subadvisory services to the Fund, and noted that the subadvisory fee was negotiated between LIAC and Mondrian, an unaffiliated party, and that LIAC compensates Mondrian from its fees. The Board reviewed materials provided by Mondrian as to any additional benefits it receives, and noted that none were identified with respect to Fund.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.

LVIP Mondrian International Value Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.

The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.

The term Fund Complex includes the 92 series of Lincoln Variable Insurance Products Trust.

Interested Trustee

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	Formerly: Lincoln Advisors Trust

* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of both the Advisor and The Lincoln National Life Insurance Company, the parent company of the Trust’s Adviser.

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	92	Formerly: Lincoln Advisors Trust

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	Formerly: Lincoln Advisors Trust

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	Formerly: Lincoln Advisors Trust

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Formerly: Lincoln Advisors Trust

LVIP Mondrian International Value Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Charles I. Plosser*** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Public Governor for the Financial Industry Regulatory Authority (FINRA); Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	92	Rochester Gas and Electric Corporation

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Associated Grocers of New England (Director Emeritus); Formerly: Lincoln Trust Advisors

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	Formerly: Lincoln Advisors Trust

Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	92	St. Vincent Health; Formerly: Lincoln Advisors Trust

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	92	Formerly: Lincoln Advisors Trust

Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012	92	Trustee of FundVantage Trust

** Steve A. Cobb, is the son-in-law of Kenneth G. Stella.

*** Charles I. Plosser was appointed Trustee effective January 1, 2018.

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.

Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.

LVIP Mondrian International Value Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.

Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Vice President, Secretary, and Chief Legal Officer	Since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President and Chief Compliance Officer, Lincoln National Corporation; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Deputy General Counsel, Janney Montgomery Scott LLC.

Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.

Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.

John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

LVIP Mondrian International Value Fund–22

LVIP Multi-Manager Global Equity Managed Volatility Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2017

LVIP Multi-Manager Global Equity

Managed Volatility Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Multi-Manager Global Equity Managed Volatility Fund

2017 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation

Subadvised by: SSGA Funds Management, Inc.

The Fund returned 20.61% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2017, while its composite benchmark, the LVIP Multi-Manager Global Equity Composite1, returned 23.19%; and its broad-based benchmark, the S&P 500® Index2, returned 21.83% during the same period.

Because of expectations related to the pro-growth agenda espoused by newly-elected President Trump and U.S. Republicans, which included tax reform and less regulation, the US equity markets began 2017 positively as a continuation of the momentum experienced after Trump’s election in November 2016. Furthermore, economies outside of the U.S. largely continued accommodative monetary policies and, in many cases, expansionary fiscal policies, that were also supportive to non-U.S. equity markets from the outset of the year. As the year progressed, the International Monetary Fund (“the IMF”) upwardly revised economic growth estimates for many non-U.S. economies, including the European Union, Japan and many emerging market countries, with U.S economic growth being revised upward to a lesser extent. This synchronized global economic growth was the foundation for equity markets generating strong positive returns in 2017, along with non-U.S. equity markets outperforming U.S. equity markets for the first time since 2012 because many of those economies are in the early stages of an earnings recovery cycle. It is also notable that these returns were generated while encountering historically low volatility throughout the year.

As expected, the Federal Reserve continued its path toward normalization of interest rates, with three 25-basis point interest rate increases during 2017 that brought the target Fed Funds rate to 1.25% - 1.50%. Despite these increases to short-term interest rates and a forecast of continued increases in 2018 and beyond, longer term interest rates stayed stubbornly low as the U.S. 10-year Treasury yield ended 2017 seven basis points lower than the end of 2016, and actually spent most of the year even lower. This dynamic, combined with credit spreads steadily tightening throughout 2017, allowed the major fixed income indexes to register positive returns.

For the full year, there was wide dispersion across investment style and size. Growth stocks outperformed value stocks across most asset classes. Additionally, large caps outperformed small caps, with emerging market equities being the notable exception where small caps outperformed large caps. The Information Technology sector was the leading performer, by a wide margin, in the U.S equity markets, with Energy and Telecom being the notable laggards. An interesting dynamic that manifested itself seemed to be that one or two industries seemed to dominate positive returns within each sector. For example, refining led the energy sector by a wide margin, homebuilders and casinos led the consumer sector, etc.

The equity portion of the LVIP Multi-Manager Global Equity Managed Volatility Fund has a global orientation and has a meaningful exposure to both domestic stocks and developed international stocks. During 2017, Fund performance was in line with our expectations for a global equity fund. Relative to the S&P 500 Index, the Fund’s international exposure provided a performance tailwind for the year. However, a higher small cap exposure for the Fund in relation to the S&P 500 Index contributed to Fund underperformance, as small cap stocks underperformed large cap stocks for the year.

The volatility management overlay component of the Fund did not have a meaningful impact on relative performance during 2017. During the past year, global equity markets experienced historically low levels of volatility, which allowed for the Fund’s volatility management overlay to be less impactful to overall Fund results given that volatility management strategies are designed to add value in the bear market portion of market cycles.

Portfolio Managers:
Lincoln Investment Advisors Corporation:	Jay Shearon
Amritansh Tewary
Alex Zeng

SSGA Funds Management, Inc.:	Timothy Furbush
Lorne Johnson
Michael Martel
Philip Lee

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 5/1/14 through 12/31/17

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Multi-Manager Global Equity Managed Volatility Fund shares on 5/1/14 (commencement of operations). As the chart shows, by 12/31/17, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,908 for the Standard Class shares and to $11,756 for the Service Class shares. For comparison, look at how the customized benchmark did from 5/1/14 through 12/31/17. The same $10,000 investment would have increased to $14,404 for the LVIP Multi-Manager Global Equity Composite and to $15,330 for the S&P 500® Index. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP Multi-Manager Global Equity Managed Volatility Fund–1

LVIP Multi-Manager Global Equity Managed Volatility Fund

2017 Annual Report Commentary (unaudited) (continued)

Average annual total returns on investment	Ended 12/31/17

Standard Class Shares
One Year	+ 20.61%
Inception (5/1/14)	+ 4.87%

Service Class Shares
One Year	+ 20.18%
Inception (5/1/14)	+ 4.51%

1.

The LVIP Multi-Manager Global Equity Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (“LIAC”), the Fund’s advisor. The Multi-Manager Global Equity Composite is constructed as follows: 60% S&P 500® Index, 28% MSCI EAFE® NR Index, 6% MSCI Emerging Market NR Index, and 6% Russell 2000® Index[8].

2.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.

LVIP Multi-Manager Global Equity Managed Volatility Fund–2

LVIP Multi-Manager Global Equity Managed Volatility Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2017 to December 31, 2017

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) Fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the tables reflect fee waivers and reimbursements in effect.

Expense Analysis of an Investment of $ 1,000

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Annualized Expense Ratio	Expenses Paid During Period 7/1/17 to 12/31/17*

Actual
Standard Class Shares	$1,000.00	$1,094.60	0.34%	$1.80
Service Class Shares	1,000.00	1,092.60	0.69%	3.64

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.49	0.34%	$1.73
Service Class Shares	1,000.00	1,021.73	0.69%	3.52

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies (“Underlying Funds”). In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in the table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP Multi-Manager Global Equity Managed Volatility Fund–3

LVIP Multi-Manager Global Equity Managed Volatility Fund

Security Type/Sector Allocation (unaudited)

As of December 31, 2017

Security Type/Sector	Percentage of Net Assets
Affiliated Investments	36.99%
Investment Companies	36.99%
Equity Funds	19.88%
International Equity Funds	17.11%
Unaffiliated Investments	62.78%
Investment Companies	62.78%
Equity Funds	44.59%
International Equity Funds	13.41%
Money Market Fund	4.78%
Total Value of Securities	99.77%
Receivables and Other Assets Net of Liabilities	0.23%
Total Net Assets	100.00%

LVIP Multi-Manager Global Equity Managed Volatility Fund–4

LVIP Multi-Manager Global Equity Managed Volatility Fund

Schedule of Investments

December 31, 2017

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENTS–36.99%
INVESTMENT COMPANIES–36.99%
Equity Funds–19.88%
*Lincoln Variable Insurance Products Trust–
LVIP SSGA S&P 500 Index Fund	496,367	$9,125,708
LVIP SSGA Small-Cap Index Fund	114,510	3,633,757

		12,759,465

International Equity Funds–17.11%
*Lincoln Variable Insurance Products Trust–
LVIP MFS International Growth Fund	205,265	3,669,721
LVIP SSGA International Index Fund	737,948	7,310,110

		10,979,831

Total Affiliated Investments (Cost $19,838,378)		23,739,296

UNAFFILIATED INVESTMENTS–62.78%
INVESTMENT COMPANIES–62.78%
Equity Funds–44.59%
XAmerican Century VP–Mid Cap Value Fund	160,453	3,650,309
**BlackRock Equity Dividend Fund	106,127	2,416,518
#ClearBridge® – Variable Appreciation Portfolio	72,259	3,032,718
XFidelity® Variable Life Insurance Products–Fidelity® VIP Mid Cap Portfolio	109,956	4,281,692

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Equity Funds (continued)
XFidelity®–VIP Contrafund® Portfolio	128,101	$4,860,155
✢Franklin Templeton Variable Insurance Products Trust–
Mutual Shares VIP Fund	147,025	3,044,883
Templeton Growth VIP Fund	226,164	3,672,906
#Invesco V.I. Comstock Fund	29,689	612,186
#Invesco V.I. Core Equity Fund	82,979	3,047,005

		28,618,372

International Equity Funds–13.41%
**DFA International Core Equity Portfolio	339,023	4,929,394
iShares Core MSCI Emerging Markets ETF	64,591	3,675,228

		8,604,622

Money Market Fund–4.78%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 1.15%)	3,067,956	3,067,956

		3,067,956

Total Unaffiliated Investments (Cost $36,218,375)		40,290,950

TOTAL VALUE OF SECURITIES–99.77% (Cost $56,056,753)	64,030,246
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.23%	147,316

NET ASSETS APPLICABLE TO 5,779,923 SHARES OUTSTANDING–100.00%	$64,177,562

#	Series I shares.

*	Standard Class shares.

**	Institutional Class shares.

X	Initial Class.

✢	Class 1 shares.

LVIP Multi-Manager Global Equity Managed Volatility Fund–5

LVIP Multi-Manager Global Equity Managed Volatility Fund

Schedule of Investments (continued)

The following futures contracts were outstanding at December 31, 2017:1

Futures Contracts

Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation	Value/ Unrealized Depreciation
Currency Contracts:
3	British Pound	$254,194	$250,959	3/20/18	$3,235	$—
2	Euro	301,888	295,506	3/20/18	6,382	—
2	Japanese Yen	222,850	221,344	3/20/18	1,506	—

					11,123	—

Equity Contracts:
3	E-mini MSCI Emerging Markets Index	174,555	165,022	3/19/18	9,533	—
2	E-mini Russell 2000 Index	153,650	151,125	3/19/18	2,525	—
9	E-mini S&P 500 Index	1,204,200	1,188,988	3/19/18	15,212	—
2	E-mini S&P MidCap 400 Index	380,480	377,477	3/19/18	3,003	—
8	Euro STOXX 50 Index	335,286	343,376	3/19/18	—	(8,090)
2	FTSE 100 Index	206,249	196,970	3/19/18	9,279	—
1	Nikkei 225 Index (OSE)	201,908	201,558	3/9/18	350	—

					39,902	(8,090)

Total Futures Contracts					$51,025	$(8,090)

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

Summary of Abbreviations:

DFA–Dimensional Fund Advisors

ETF–Exchange-Traded Fund

FTSE–Financial Times Stock Exchange

MSCI–Morgan Stanley Capital International

OSE–Osaka Securities Exchange

S&P–Standard and Poor’s

See accompanying notes, which are an integral part of the financial statements.

LVIP Multi-Manager Global Equity Managed Volatility Fund–6

LVIP Multi-Manager Global Equity Managed Volatility Fund

Statement of Assets and Liabilities

December 31, 2017

ASSETS:
Affiliated investments, at value	$23,739,296
Unaffiliated investments, at value	40,290,950
Cash collateral held at broker for futures contracts	117,016
Receivable for fund shares sold	89,771
Dividends receivable from investments	2,540
Receivable for investments sold	847
Cash	528

TOTAL ASSETS	64,240,948

LIABILITIES:
Due to manager and affiliates	29,179
Other accrued expenses payable	23,300
Payable for fund shares redeemed	7,387
Variation margin due to broker on futures contracts	3,282
Due to custodian	238

TOTAL LIABILITIES	63,386

TOTAL NET ASSETS	$64,177,562

Affiliated investments, at cost	$19,838,378
Unaffiliated investments, at cost	36,218,375

Standard Class:
Net Assets	$3,077,485
Shares Outstanding	277,090
Net Asset Value Per Share	$11.106

Service Class:
Net Assets	$61,100,077
Shares Outstanding	5,502,833
Net Asset Value Per Share	$11.103

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2017:
Shares of beneficial interest (unlimited authorization–no par)	$57,286,896
Undistributed net investment income	8,821
Accumulated net realized loss on investments	(1,134,582)
Net unrealized appreciation of investments, foreign currencies and derivatives	8,016,427

TOTAL NET ASSETS	$64,177,562

See accompanying notes, which are an integral part of the financial statements.

LVIP Multi-Manager Global Equity Managed Volatility Fund–7

LVIP Multi-Manager Global Equity Managed Volatility Fund

Statement of Operations

Year Ended December 31, 2017

INVESTMENT INCOME:
Dividends from unaffiliated investments	$562,514
Dividends from affiliated investments	410,657

973,171

EXPENSES:
Distribution fees-Service Class	178,719
Management fees	134,470
Accounting and administration expenses	33,499
Professional fees	24,397
Shareholder servicing fees	10,952
Reports and statements to shareholders	9,623
Custodian fees	4,922
Consulting fees	3,892
Trustees’ fees and expenses	1,415
Pricing fees	264
Other	546

402,699

Less:
Management fees waived	(34,640)
Expenses reimbursed	(5,264)
Expenses paid indirectly	(40)

Total operating expenses	362,755

NET INVESTMENT INCOME	610,416

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Distributions from unaffiliated investments	1,029,710
Distributions from affiliated investments	160,603
Sale of unaffiliated investments	(55,416)
Sale of affiliated investments	(1,244)
Foreign currencies	6,636
Futures contracts	454,513

Net realized gain	1,594,802

Net change in unrealized appreciation (depreciation) of:
Unaffiliated investments	4,101,757
Affiliated investments	3,475,096
Foreign currencies	10
Futures contracts	44,587

Net change in unrealized appreciation (depreciation)	7,621,450

NET REALIZED AND UNREALIZED GAIN	9,216,252

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,826,668

See accompanying notes, which are an integral part of the financial statements.

LVIP Multi-Manager Global Equity Managed Volatility Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/17	12/31/16
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$610,416	$470,143
Net realized gain (loss)	1,594,802	(883,519)
Net change in unrealized appreciation (depreciation)	7,621,450	2,748,620

Net increase in net assets resulting from operations	9,826,668	2,335,244

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(47,764)	(36,814)
Service Class	(752,995)	(516,528)
Net realized gain:
Standard Class	(16,449)	—
Service Class	(327,240)	—

	(1,144,448)	(553,342)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	292,080	542,775
Service Class	14,945,538	10,896,454
Reinvestment of dividends and distributions:
Standard Class	64,213	36,814
Service Class	1,080,235	516,528

	16,382,066	11,992,571

Cost of shares redeemed:
Standard Class	(134,042)	(107,235)
Service Class	(6,124,408)	(3,366,020)

	(6,258,450)	(3,473,255)

Increase in net assets derived from capital share transactions	10,123,616	8,519,316

NET INCREASE IN NET ASSETS	18,805,836	10,301,218
NET ASSETS:
Beginning of year	45,371,726	35,070,508

End of year	$64,177,562	$45,371,726

Undistributed net investment income	$8,821	$14,227

See accompanying notes, which are an integral part of the financial statements.

LVIP Multi-Manager Global Equity Managed Volatility Fund–8

LVIP Multi-Manager Global Equity Managed Volatility Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Multi-Manager Global Equity Managed Volatility Fund Standard Class
		Year Ended		5/1/14[2] to 12/31/14
	12/31/17	12/31/16[1]	12/31/15

Net asset value, beginning of period	$9.404	$9.018	$9.829	$10.000

Income (loss) from investment operations:
Net investment income[3]	0.152	0.139	0.157	0.150
Net realized and unrealized gain (loss)	1.787	0.393	(0.821)	(0.149)

Total from investment operations	1.939	0.532	(0.664)	0.001

Less dividends and distributions from:
Net investment income	(0.176)	(0.146)	(0.140)	(0.161)
Net realized gain	(0.061)	—	(0.007)	(0.011)

Total dividends and distributions	(0.237)	(0.146)	(0.147)	(0.172)

Net asset value, end of period	$11.106	$9.404	$9.018	$9.829

Total return[4]	20.61%	5.90%	(6.77% )	0.00%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$3,078	$2,411	$1,852	$1,526
Ratio of expenses to average net assets[5]	0.34%	0.35%	0.35%	0.35%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.42%	0.47%	0.52%	0.68%
Ratio of net investment income to average net assets	1.47%	1.54%	1.62%	2.19%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.39%	1.42%	1.45%	1.86%
Portfolio turnover	10%	19%	20%	9%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.

[2]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.

[3]	The average shares outstanding method has been applied for per share information.

[4]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Multi-Manager Global Equity Managed Volatility Fund–9

LVIP Multi-Manager Global Equity Managed Volatility Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Multi-Manager Global Equity Managed Volatility Fund Service Class
	Year Ended			5/1/14[2] to 12/31/14
	12/31/17	12/31/16[1]	12/31/15

Net asset value, beginning of period	$9.405	$9.020	$9.830	$10.000

Income (loss) from investment operations:
Net investment income[3]	0.116	0.108	0.123	0.125
Net realized and unrealized gain (loss)	1.783	0.392	(0.820)	(0.147)

Total from investment operations	1.899	0.500	(0.697)	(0.022)

Less dividends and distributions from:
Net investment income	(0.140)	(0.115)	(0.106)	(0.137)
Net realized gain	(0.061)	—	(0.007)	(0.011)

Total dividends and distributions	(0.201)	(0.115)	(0.113)	(0.148)

Net asset value, end of period	$11.103	$9.405	$9.020	$9.830

Total return[4]	20.18%	5.54%	(7.10% )	(0.23% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$61,100	$42,961	$33,219	$19,081
Ratio of expenses to average net assets[5]	0.69%	0.70%	0.70%	0.70%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.77%	0.82%	0.87%	1.03%
Ratio of net investment income to average net assets	1.12%	1.19%	1.27%	1.84%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.04%	1.07%	1.10%	1.51%
Portfolio turnover	10%	19%	20%	9%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.

[2]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[3]	The average shares outstanding method has been applied for per share information.

[4]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Multi-Manager Global Equity Managed Volatility Fund–10

LVIP Multi-Manager Global Equity Managed Volatility Fund

Notes to Financial Statements

December 31, 2017

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 92 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Multi-Manager Global Equity Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund operates under a fund of funds structure and invests substantially all of its assets in open-end investment companies, including exchange-traded funds (“ETFs”) that are advised by Lincoln Investment Advisors Corporation (“LIAC”) or unaffiliated managers (collectively, the “Underlying Funds”). The Fund is advised by LIAC. The Underlying Funds invest in U.S. and foreign stocks. In addition to investment companies, the Fund may invest in individual securities, such as money market securities, and employs an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility. Financial statements for the Underlying Funds can be found at www.sec.gov.

The Fund’s investment objective is to seek long-term growth of capital.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–ETFs, except those traded on the Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (“NYSE”) on the valuation date. ETFs traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value. The Fund values Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the NYSE on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information. Investments in government money market funds have a stable NAV. Futures contracts are valued at the daily quoted settlement prices.

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended December 31, 2017 and for all open tax years (years ended December 31, 2014 - December 31, 2016), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2017, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series within the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased

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LVIP Multi-Manager Global Equity Managed Volatility Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this arrangement is included in “Custodian fees” on the Statement of Operations with the corresponding expense offset shown as “Expenses paid indirectly.”

2. Management Fees and Other Transactions with Affiliates

LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.25% of average daily net assets of the Fund. The fee is calculated daily and paid monthly. This fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC). LIAC has voluntarily agreed to waive a portion of its advisory fee. This waiver can be modified or terminated at any time, without notice, with the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC. For the year ended December 31, 2017, this waiver amounted to $34,640.

LIAC has contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.35% of average daily net assets for the Standard Class and 0.70% for the Service Class. This agreement will continue at least through April 30, 2018, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

SSGA Funds Management, Inc. (the “Sub-Adviser”) is responsible for managing the Fund’s volatility management overlay. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2017, costs for these administrative and legal services were as follows:

Administrative	$2,956
Legal	511

Lincoln Life also provides certain contract holder and additional corporate services to the Fund. Effective May 1, 2017, the Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund’s average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $3,157 for the year ended December 31, 2017.

The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of average daily net assets of the Service Class shares. This 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.

In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.

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LVIP Multi-Manager Global Equity Managed Volatility Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions with Affiliates (continued)

At December 31, 2017, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$9,823
Distribution fees payable to LFD	17,806
Shareholder servicing fees payable to Lincoln Life	1,550

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2017, the Fund engaged in securities purchases of $260,659 and securities sales of $90,287, which resulted in net realized losses of $1,035.

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

At December 31, 2017, Lincoln Life directly owned 27.51% of the Fund.

Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers’ outstanding securities (non-LVIP Funds or ETFs). Affiliated investments of the Fund and the corresponding investment activity for the year ended December 31, 2017, were as follows:

	Value 12/31/16	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/17	Dividends	Capital Gain Distributions

LVIP MFS International Growth Fund	$2,559,727	$782,673	$475,966	$21,535	$781,752	$3,669,721	$37,949	$—
LVIP SSGA International Index Fund	5,080,845	1,742,248	651,868	(21,540)	1,160,425	7,310,110	178,895	—
LVIP SSGA S&P 500 Index Fund	6,353,649	2,272,001	731,028	736	1,230,350	9,125,708	159,610	83,977
LVIP SSGA Small-Cap Index Fund	2,533,622	1,062,072	262,531	(1,975)	302,569	3,633,757	34,203	76,626

Total	$16,527,843	$5,858,994	$2,121,393	$(1,244)	$3,475,096	$23,739,296	$410,657	$160,603

3. Investments

For the year ended December 31, 2017, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$16,206,567
Sales	4,951,487

At December 31, 2017, the cost and unrealized appreciation (depreciation) of investment and derivatives for federal income tax purposes for the Fund were as follows:

Cost of investments and derivatives	$57,474,077

Aggregate unrealized appreciation of investment and derivatives	$7,426,460
Aggregate unrealized depreciation of investment and derivatives	(827,357)

Net unrealized appreciation of investment and derivatives	$6,599,103

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the

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Notes to Financial Statements (continued)

3. Investments (continued)

asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2017:

Level 1
Investments:
Assets:
Affiliated Investment Companies	$23,739,296
Unaffiliated Investment Companies	40,290,950

Total Investments	$64,030,246

Derivatives:
Assets:
Futures Contracts	$51,025

Liabilities:
Futures Contracts	$(8,090)

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2017, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2017 and 2016 was as follows:

	Year Ended
	12/31/17	12/31/16
Ordinary income	$800,759	$553,342
Long-term capital gain	343,689	—

Total	$1,144,448	$553,342

5. Components of Net Assets on a Tax Basis

As of December 31, 2017, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$57,286,896
Undistributed ordinary income	8,821
Undistributed long-term capital gains	282,742
Net unrealized appreciation	6,599,103

Net assets	$64,177,562

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales, straddle losses deferred and mark-to-market of futures contracts.

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Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions and distributions received from the Underlying Funds. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2017, the Fund recorded the following reclassifications:

Distributions in excess of net investment income	$184,937
Accumulated net realized loss	(184,937)

The Regulated Investment Company Modernization Act of 2010 (“the Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

In 2017, $942,852 of capital loss carryforwards were utilized.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/17	12/31/16
Shares sold:
Standard Class	27,823	59,050
Service Class	1,428,014	1,202,093
Shares reinvested:
Standard Class	5,769	3,910
Service Class	97,092	54,864

	1,558,698	1,319,917

Shares redeemed:
Standard Class	(12,831)	(11,957)
Service Class	(590,357)	(371,621)

	(603,188)	(383,578)

Net increase	955,510	936,339

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund’s investments; to facilitate investments in portfolio securities; and to reduce cost. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

During the year ended December 31, 2017, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool and to hedge currency risks associated with the Fund’s investments.

Fair values of derivative instruments as of December 31, 2017 were as follows:

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Notes to Financial Statements (continued)

7. Derivatives (continued)

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)*	Variation margin due to broker on futures contracts	$39,902	Variation margin due to broker on futures contracts	$(8,090)
Futures contracts (Currency contracts)*	Variation margin due to broker on futures contracts	11,123	Variation margin due to broker on futures contracts	—

Total		$51,025		$(8,090)

*Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were open through December 31, 2017. Only the current day’s variation margin is reported on the “Statement of Assets and Liabilities.”

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2017 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$426,453	$24,366
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	28,060	20,221

Total		$454,513	$44,587

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2017.

	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$3,441,101	$—

8. Market Risk

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Recent Regulatory Reporting Updates

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amended Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. As of August 1, 2017, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.

11. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

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Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of LVIP Multi-Manager Global Equity Managed Volatility Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of LVIP Multi-Manager Global Equity Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the period from May 1, 2014 (commencement of operations) through December 31, 2014, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended and the period from May 1, 2014 (commencement of operations) through December 31, 2014, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.

Philadelphia, Pennsylvania

February 22, 2018

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LVIP Multi-Manager Global Equity Managed Volatility Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2017, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
30.03%	69.97%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 22-23 and September 11-12, 2017, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with State Street Global Advisors (“SSGA”) (collectively, with the investment management agreement, the “Advisory Agreements” and each individually an “Advisory Agreement”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data, and SSGA prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and SSGA provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and SSGA provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed. The Board determined that, given the totality of the information provided with respect to the Advisory Agreements, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding the structure of portfolio manager compensation, brokerage practices, risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement.

The Board considered that the Funds are managed with an actively-managed risk-management overlay using up to 20% of a Fund’s net assets (the “Risk-Management Sleeve”) and that at least 80% of each Fund’s net assets are invested in an underlying fund or funds (the “Equity Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and reduce the impact on the Funds’ portfolio of significant market downturns during periods of high volatility. The Board considered that the Funds’ investments in exchange-traded futures and their resulting costs limit the upside participation of the Funds in strong, increasing markets relative to unhedged funds. The Board also considered that SSGA had been appointed sub-adviser to the Risk-Management Sleeve of the Funds effective May 1, 2016. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information (including total return and standard deviation) provided by Morningstar for the standard class of each Fund compared to the return of a benchmark index for the one, three and five year periods, as applicable, ended March 31, 2017. The Board noted LIAC’s view that the performance peer group of mutual funds provided by Morningstar provided little comparative value as the performance peer group did not generally include an actively managed volatility management overlay. The Board also considered

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LVIP Multi-Manager Global Equity Managed Volatility Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

an in-person presentation by representatives of Oliver Wyman, an independent management consulting firm, that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of risk control funds from 11 variable annuity sponsors.

The Board considered that LIAC had delegated day-to-day portfolio management of the Risk-Management Sleeve to SSGA and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model. The Board also considered an in-person presentation by representatives of SSGA regarding the performance of the Managed Volatility Funds sub-advised by SSGA as well as presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve. The Board also considered that in February 2016, the managed volatility model was adjusted with the intention that the risk overlay would reduce the negative contribution to returns in certain markets while maintaining market downturn protection. The Board noted LIAC’s view that it expects the negative impact of the volatility management overlay to dampen over a full market cycle. The Board concluded that LIAC had appropriately reviewed and monitored SSGA’s performance.

The Board reviewed the Fund’s total return and standard deviation compared to the total return and standard deviation of a custom index (LVIP Multi-Manager Global Equity Risk Control Composite). The Board noted the Fund’s total return was above the return of the benchmark index for the one year period. The Board considered that the Fund commenced operations in May 2014, which provided a limited period of time to evaluate investment performance. The Board concluded that the services provided by LIAC were satisfactory.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar expense peer group and category median. The Board noted that the investment management fee for the Fund was the same as the median management fee of the Morningstar expense peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered the Fund’s asset level and that LIAC had implemented an expense limitation through April 30, 2018 and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA on behalf of the each of the Funds, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board reviewed the services provided by SSGA, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of SSGA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.

Performance. The Board considered that SSGA’s responsibility was to implement trading based on the managed volatility model and that traditional measures of performance would not be relevant in assessing SSGA’s implementation of the model. The Board also considered that in February, 2016, the managed volatility model was adjusted with the intention that the risk overlay would reduce the negative contribution to returns in certain markets while maintaining market downturn protection. The Board noted LIAC’s view that it expects the negative impact of the volatility management overlay to dampen over a full market cycle. The Board also considered various in-person presentations related to the performance of the Risk-Management Sleeve by representatives of SSGA and Oliver Wyman. The Board concluded that the services provided by SSGA were satisfactory.

Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule, noted that SSGA stated that it did not provide similar managed volatility subadvisory services to other investment companies. The Board considered that LIAC compensates SSGA from its fees and that the subadvisory fee schedule was negotiated between LIAC and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.

LVIP Multi-Manager Global Equity Managed Volatility Fund–19

LVIP Multi-Manager Global Equity Managed Volatility Fund

Other Fund Information (unaudited) (continued)

Approval of Subadvisory Agreement (continued)

Profitability and Fallout Benefits. The Board noted that the subadvisory fee schedule was negotiated between LIAC and SSGA, an unaffiliated third party, and that LIAC compensates SSGA from its fees. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Fund in the marketplace and its ability to leverage resources.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.

LVIP Multi-Manager Global Equity Managed Volatility Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.

The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.

The term Fund Complex includes the 92 series of Lincoln Variable Insurance Products Trust.

Interested Trustee

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	Formerly: Lincoln Advisors Trust

* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of both the Advisor and The Lincoln National Life Insurance Company, the parent company of the Trust’s Adviser.

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	92	Formerly: Lincoln Advisors Trust

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	Formerly: Lincoln Advisors Trust

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	Formerly: Lincoln Advisors Trust

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Formerly: Lincoln Advisors Trust

LVIP Multi-Manager Global Equity Managed Volatility Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Charles I. Plosser*** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Public Governor for the Financial Industry Regulatory Authority (FINRA); Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	92	Rochester Gas and Electric Corporation

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Associated Grocers of New England (Director Emeritus); Formerly: Lincoln Trust Advisors

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	Formerly: Lincoln Advisors Trust

Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	92	St. Vincent Health; Formerly: Lincoln Advisors Trust

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	92	Formerly: Lincoln Advisors Trust

Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012	92	Trustee of FundVantage Trust

** Steve A. Cobb, is the son-in-law of Kenneth G. Stella.

*** Charles I. Plosser was appointed Trustee effective January 1, 2018.

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.

Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.

LVIP Multi-Manager Global Equity Managed Volatility Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.

Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Vice President, Secretary, and Chief Legal Officer	Since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President and Chief Compliance Officer, Lincoln National Corporation; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Deputy General Counsel, Janney Montgomery Scott LLC.

Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.

Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.

John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site http://www.sec.gov.

LVIP Multi-Manager Global Equity Managed Volatility Fund–23

LVIP PIMCO Low Duration Bond Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2017

LVIP PIMCO Low Duration Bond Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP PIMCO Low Duration Bond Fund

2017 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation

Subadvised by: Pacific Investment Management Company

The Fund returned 1.70% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2017, while its benchmark, the ICE BofA Merrill Lynch 1-3 Year US Treasury Index1, returned 0.42%.

Headlines in the fourth quarter of 2016 were dominated by Donald Trump’s surprise victory in the U.S. presidential election. Most markets focused on the pro-growth and inflationary potential for expansionary fiscal policy as domestic equities rallied, credit spreads tightened, rates sold off, and inflation expectations lurched higher. The possibility for growth-enhancing policies along with solid economic data helped solidify the Federal Reserve’s (Fed) widely expected hike in December; this hawkish tilt shifted its infamous “dots” higher for 2017 – even with the widely expected rate hike – contributed to front-end U.S. rates moving higher and the dollar strengthening.

During the first quarter of 2017, the robust risk sentiment that marked the post-U.S. election period broadly continued, though there were some signs of moderation as the quarter came to a close. Early challenges in U.S. President Donald Trump’s policy agenda left some investors less optimistic about the potential for other highly anticipated agenda items such as tax reform. Still, solid fundamental data, relatively easy financial conditions, and optimism among businesses and consumers provided an opportunity for the Fed to continue on its path towards policy normalization.

Geopolitics, including elections in several countries as well as political controversy in both the United States and Brazil, dominated headlines and contributed to brief periods of market volatility during the second quarter of 2017. In the U.S., the Fed raised rates and unveiled details of its plan to gradually unwind its balance sheet, contributing to a flattening yield curve. The fundamental backdrop remained largely intact and the broader risk rally continued as equities marched higher, credit spreads tightened, and emerging market (EM) assets strengthened.

In the third quarter of 2017, geopolitical uncertainties, including escalating tensions between the U.S. and North Korea and political turmoil within the Trump administration, weighed on yields early in the quarter, though risk assets were generally resilient. Meanwhile, developed market (DM) central banks shifted towards a reduction in accommodation that pushed DM yields higher toward quarter end: The Fed detailed plans to unwind its balance sheet, the Bank of England and European Central Bank suggested less stimulus on the horizon, and the Bank of Canada raised rates twice after a 7 year gap.

U.S. duration positioning contributed to performance as rates rose along the front end of the U.S. yield curve. Non-U.S. duration strategies, primarily exposure to rates in Germany and Mexico, also added to performance. In spread sectors, holdings of high yield and investment grade credit were positive for performance as spreads tightened. Additionally, tactical exposure to the securitized sector and dollar-denominated EM quasi-sovereigns were additive as spreads ended the year broadly tighter. Within currency strategies, tactical exposure to the Australian dollar and euro detracted from performance.

Portfolio Manager:
Pacific Investment Management Company:	Jerome M. Schneider

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 5/1/14 through 12/31/17

This chart illustrates, hypothetically, that $10,000 was invested in LVIP PIMCO Low Duration Bond Fund shares on 5/1/14 (commencement of operations). As the chart shows, by 12/31/17, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,633 for the Standard Class shares and to $10,537 for the Service Class shares. For comparison, look at how the Bank of America Merrill Lynch USD Treasuries 1-3 Year Index did over the same period. The same $10,000 investment would have increased to $10,221. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/17

Standard Class Shares
One Year	+ 1.70%
Inception (5/1/14)	+ 1.69%

Service Class Shares
One Year	+ 1.45%
Inception (5/1/14)	+ 1.44%

1.

The ICE BofA Merrill Lynch 1-3 Year US Treasury Index (formerly, Bank of America Merrill Lynch USD Treasuries 1-3 Year Index) is a subset of The BofA Merrill Lynch US Treasury Index including all securities with a remaining term to final maturity less than 3 years.

LVIP PIMCO Low Duration Bond Fund–1

LVIP PIMCO Low Duration Bond Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2017 to December 31, 2017

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers and reimbursements in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Annualized Expense Ratio	Expenses Paid During Period 7/1/17 to 12/31/17*

Actual
Standard Class Shares	$1,000.00	$1,004.40	0.79%	$3.99
Service Class Shares	1,000.00	1,003.10	1.04%	5.25

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.22	0.79%	$4.02
Service Class Shares	1,000.00	1,019.96	1.04%	5.30

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP PIMCO Low Duration Bond Fund–2

LVIP PIMCO Low Duration Bond Fund

Security Type/Sector Allocation, and Credit Quality Ratings (unaudited)

As of December 31, 2017

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets

Agency Asset-Backed Security	0.24%

Agency Collateralized Mortgage Obligations	8.67%

Agency Commercial Mortgage-Backed Security	0.92%

Corporate Bonds	47.36%
Agriculture	1.99%
Airlines	0.42%
Auto Manufacturers	5.94%
Auto Parts & Equipment	0.34%
Banks	14.63%
Beverages	0.18%
Chemicals	0.08%
Commercial Services	1.33%
Computers	0.44%
Construction & Engineering	0.12%
Diversified Financial Services	5.24%
Electric	2.27%
Food	0.99%
Health Care Products	0.47%
Health Care Services	0.23%
Home Builders	0.93%
Insurance	0.56%
Lodging	0.46%
Media	0.67%
Mining	0.24%
Oil & Gas	1.97%
Paper & Forest Products	0.45%
Pharmaceuticals	2.75%
Pipelines	1.34%
Retail	0.41%
Semiconductors	0.32%
Telecommunications	0.87%
Transportation	0.76%
Trucking & Leasing	0.96%

Loan Agreements	0.43%

Municipal Bond	0.21%

Non-Agency Asset-Backed Securities	7.67%

Non-Agency Collateralized Mortgage Obligations	0.40%

Security Type/Sector	Percentage of Net Assets

Non-Agency Commercial Mortgage-Backed Securities	2.55%

Sovereign Bonds	18.08%

Supranational Bank	1.83%

U.S. Treasury Obligations	51.45%

Preferred Stock	0.73%

Short-Term Investments	7.22%

Total Investments	147.76%

Security Sold Short	(1.67%	)

Options Written	(0.02%	)

Liabilities Net of Receivables and Other Assets	(46.07%	)

Total Net Assets	100.00%

Credit Quality Ratings (as a % of fixed income investments)*

U.S. Government	42.86%
AAA	6.03%
AA	1.40%
A	13.65%
BBB	16.51%
BB	1.85%
Below CCC	0.46%
Non-Rated	2.38%
Short-Term Investments	14.86%
Total	100.00%

*For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s Rating Services (“S&P”) or Moody’s Investor Service, Inc. (“Moody”) or Fitch Inc. (“Fitch”). Agency Asset-Backed Security, Agency Collateralized Mortgage Obligations, Agency Commercial Mortgage-Backed Security, and U.S. Treasury Obligations appear under “U.S. Government”. “Non-Rated” is used to classify securities for which a rating is not available and does not necessarily indicate low credit quality. Credit quality ratings are subject to change.

LVIP PIMCO Low Duration Bond Fund–3

LVIP PIMCO Low Duration Bond Fund

Schedule of Investments

December 31, 2017

	Principal Amount°	Value (U.S. $)

AGENCY ASSET-BACKED SECURITY–0.24%
•Navient Student Loan Trust Series 2016-5A A 2.802% (LIBOR01M + 1.25%) 6/25/65	2,595,056	$2,650,207

Total Agency Asset-Backed Security (Cost $2,595,056)		2,650,207

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–8.67%
Fannie Mae REMICs 2.25% 11/24/20	29,100,000	29,151,827
•Series 2014-49 AF 1.562% (LIBOR01M + 0.32%) 8/25/44	1,590,033	1,588,116
•Series 2017-95 FA 1.592% (LIBOR01M + 0.35%) 11/25/47	9,420,547	9,421,656
•Fannie Mae REMICs Series 2011-86 NF 2.102% (LIBOR01M + 0.55%) 9/25/41	2,746,177	2,767,586
Freddie Mac REMICs
•Series 4347 WF 1.642% (LIBOR01M + 0.40%) 1/15/40	3,374,380	3,379,316
•Series 4367 GF 1.592% (LIBOR01M + 0.35%) 3/15/37	10,132,682	10,065,678
•Series 4419 AF 1.582% (LIBOR01M + 0.34%) 6/15/40	6,621,838	6,611,106
•Series 4730 WF 1.587% (LIBOR01M + 0.35%) 8/15/38	9,571,688	9,560,370
Freddie Mac Strips
•Series 328 F4 1.592% (LIBOR01M + 0.35%) 2/15/38	9,500,596	9,482,791
•Series 330 F4 1.592% (LIBOR01M + 0.35%) 10/15/37	4,619,094	4,612,308
GNMA
•Series 2016-H11 F 2.043% (LIBOR01M + 0.80%) 5/20/66	2,508,291	2,532,178
•Series 2016-H17 FC 2.073% (LIBOR01M + 0.83%) 8/20/66	2,575,453	2,604,332
•Series 2016-H19 FA 2.023% (LIBOR01M + 0.78%) 9/20/66	2,461,980	2,483,062

Total Agency Collateralized Mortgage Obligations (Cost $94,293,804)		94,260,326

	Principal Amount°	Value (U.S. $)

AGENCY COMMERCIAL MORTGAGE-BACKED SECURITY–0.92%
•Fannie Mae-Aces Series 2017-M13 FA 1.638% 10/25/24	9,995,346	$9,989,578

Total Agency Commercial Mortgage-Backed Security (Cost $9,984,429)		9,989,578

CORPORATE BONDS–47.36%
Agriculture–1.99%
•BAT Capital 2.003% (LIBOR03M + 0.59%) 8/14/20	4,000,000	4,023,065
BAT International Finance 3.50% 6/15/22	300,000	307,212
Imperial Brands Finance
2.05% 2/11/18	1,500,000	1,499,845
2.05% 2/11/18	1,800,000	1,799,814
2.05% 7/20/18	6,079,000	6,074,341
2.95% 7/21/20	2,000,000	2,020,542
Reynolds American 4.00% 6/12/22	5,700,000	5,961,579

		21,686,398

Airlines–0.42%
Delta Air Lines 3.625% 3/15/22	3,200,000	3,258,387
◆Northwest Airlines Series 2002-1 Class G-2 Pass Through Trust 6.264% 11/20/21	228,710	242,719
◆Virgin Australia Trust Series 2013-1A 5.00% 10/23/23	174,888	181,883
WestJet Airlines 3.50% 6/16/21	850,000	858,601

		4,541,590

Auto Manufacturers–5.94%
BMW US Capital 1.50% 4/11/19	1,700,000	1,688,574
Daimler Finance North America
•1.843% (LIBOR03M + 0.43%) 2/12/21	2,200,000	2,199,910
•1.998% (LIBOR03M + 0.62%) 10/30/19	3,000,000	3,015,119
2.00% 8/3/18	10,025,000	10,027,036
•2.237% (LIBOR03M + 0.86%) 8/1/18	2,000,000	2,007,698
Ford Motor Credit
2.943% 1/8/19	3,400,000	3,422,080
5.00% 5/15/18	9,000,000	9,092,443
General Motors 3.50% 10/2/18	5,200,000	5,255,061
General Motors Financial 2.40% 4/10/18	1,600,000	1,602,098
•2.71% (LIBOR03M + 1.36%) 4/10/18	2,500,000	2,505,079
3.25% 5/15/18	2,500,000	2,509,623
Nissan Motor Acceptance 2.00% 3/8/19	10,900,000	10,875,432

LVIP PIMCO Low Duration Bond Fund–4

LVIP PIMCO Low Duration Bond Fund

Schedule of Investments (continued)

		Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Auto Manufacturers (continued)
•2.147% (LIBOR03M + 0.80%) 4/6/18		1,200,000	$1,202,329
•2.249% (LIBOR03M + 0.89%) 1/13/22		3,100,000	3,140,399
RCI Banque 3.50% 4/3/18		1,000,000	1,003,511
Volkswagen Financial Services 2.375% 11/13/18	GBP	3,691,000	5,049,369

			64,595,761

Auto Parts & Equipment–0.34%
Aptiv 3.15% 11/19/20		3,600,000	3,658,037

			3,658,037

Banks–14.63%
ABN AMRO Bank 1.80% 9/20/19		5,900,000	5,849,960
Banco do Brasil 6.00% 1/22/20		300,000	318,300
Bank of America
µ2.328% 10/1/21		1,200,000	1,197,092
µ8.00% 7/29/49		1,000,000	1,004,650
Bank of Tokyo-Mitsubishi UFJ
•2.045% (LIBOR03M + 0.55%) 3/5/18		900,000	900,146
2.15% 9/14/18		200,000	200,222
Barclays
2.00% 3/16/18		5,000,000	5,002,305
•3.52% (LIBOR03M + 2.11%) 8/10/21		4,300,000	4,501,398
µ7.00% 6/15/49	GBP	1,000,000	1,421,742
µ8.25% 12/29/49		2,200,000	2,310,825
•Barclays Bank 2.06% (LIBOR03M + 0.46%) 3/16/18		2,000,000	2,002,062
CIT Group
5.375% 5/15/20		900,000	952,875
5.50% 2/15/19		836,000	861,080
Credit Suisse Group Funding Guernsey 3.45% 4/16/21		4,000,000	4,096,573
•Goldman Sachs Group 2.727% (LIBOR03M + 1.36%) 4/23/21		1,000,000	1,025,077
HSBC USA 1.625% 1/16/18		2,775,000	2,774,810
ICICI Bank
4.70% 2/21/18		5,095,000	5,113,638
4.80% 5/22/19		3,500,000	3,600,870
Intesa Sanpaolo 3.875% 1/16/18		600,000	600,407
ITAU CorpBanca
2.50% 12/7/18		2,500,000	2,498,910
2.57% 1/11/19		2,600,000	2,595,900
µJPMorgan Chase & Co. 7.90% 4/29/49		5,700,000	5,778,375
Macquarie Group
3.00% 12/3/18		6,000,000	6,045,457
7.625% 8/13/19		6,000,000	6,472,807
7.625% 8/13/19		1,000,000	1,078,801

		Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Banks (continued)
Mitsubishi UFJ Financial Group
•2.157% (LIBOR03M + 0.79%) 7/25/22		1,000,000	$1,004,363
•2.623% (LIBOR03M + 1.06%) 9/13/21		1,000,000	1,014,719
Mitsubishi UFJ Trust & Banking
2.45% 10/16/19		4,000,000	4,007,376
2.65% 10/19/20		5,200,000	5,209,778
•Mizuho Financial Group 2.416% (LIBOR03M + 0.88%) 9/11/22		13,800,000	13,902,483
QNB Finance 2.125% 2/14/18		3,300,000	3,298,977
Royal Bank of Scotland µ3.498% 5/15/23		5,000,000	5,015,939
6.934% 4/9/18	EUR	2,300,000	2,810,499
Santander U.K.
2.35% 9/10/19		4,100,000	4,102,636
2.50% 3/14/19		2,000,000	2,006,500
Standard Chartered 2.40% 9/8/19		6,000,000	5,990,364
•State Bank of India/London 2.646% (LIBOR03M + 0.95%) 4/6/20		10,000,000	10,026,000
Sumitomo Mitsui Financial Group
2.058% 7/14/21		2,500,000	2,451,277
•2.094% (LIBOR03M + 0.74%) 10/18/22		4,000,000	4,003,364
Sumitomo Mitsui Trust Bank 2.05% 3/6/19		11,800,000	11,771,465
•2.264% (LIBOR03M + 0.91%) 10/18/19		2,000,000	2,017,980
UBS Group Funding Switzerland
3.00% 4/15/21		5,200,000	5,240,576
•3.115% (LIBOR03M + 1.44%) 9/24/20		1,500,000	1,533,756
•Wells Fargo & Co. 2.058% (LIBOR03M + 0.68%) 1/30/20		5,500,000	5,547,182

			159,159,516

Beverages–0.18%
Anheuser-Busch InBev Finance 2.65% 2/1/21		2,000,000	2,011,475

			2,011,475

Chemicals–0.08%
Solvay Finance America 3.40% 12/3/20		900,000	919,615

			919,615

LVIP PIMCO Low Duration Bond Fund–5

LVIP PIMCO Low Duration Bond Fund

Schedule of Investments (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Commercial Services–1.33%
Central Nippon Expressway
•1.931% (LIBOR03M + 0.54%) 8/4/20	5,000,000	$5,007,450
2.293% 4/23/21	2,000,000	1,970,582
2.369% 9/10/18	5,000,000	5,003,050
S&P Global 3.30% 8/14/20	2,400,000	2,446,123

		14,427,205

Computers–0.44%
Dell International
4.42% 6/15/21	1,850,000	1,929,241
5.45% 6/15/23	1,000,000	1,081,883
Hewlett Packard Enterprise 2.85% 10/5/18	1,800,000	1,809,012

		4,820,136

Construction & Engineering–0.12%
Heathrow Funding 4.875% 7/15/21	300,000	320,745
SBA Tower Trust 3.598% 4/10/18	1,000,000	999,628

		1,320,373

Diversified Financial Services–5.24%
AerCap Ireland Capital
4.625% 10/30/20	2,000,000	2,097,952
5.00% 10/1/21	300,000	320,069
Ally Financial
3.60% 5/21/18	1,500,000	1,506,375
3.75% 11/18/19	450,000	456,795
4.125% 3/30/20	2,100,000	2,147,250
4.75% 9/10/18	200,000	203,000
BGC Partners 5.125% 5/27/21	5,200,000	5,501,075
BOC Aviation
2.375% 9/15/21	750,000	730,925
3.00% 3/30/20	2,000,000	2,007,810
3.00% 5/23/22	4,000,000	3,961,076
Cantor Fitzgerald 6.50% 6/17/22	1,000,000	1,109,628
International Lease Finance
4.625% 4/15/21	600,000	632,753
5.875% 8/15/22	500,000	555,184
6.25% 5/15/19	3,860,000	4,046,243
7.125% 9/1/18	3,200,000	3,302,517
8.25% 12/15/20	500,000	575,577
LeasePlan
2.50% 5/16/18	4,091,000	4,091,854
2.875% 1/22/19	5,770,000	5,775,396
Mitsubishi UFJ Lease & Finance 2.652% 9/19/22	1,700,000	1,671,063
•Nasdaq 2.048% (LIBOR03M + 0.39%) 3/22/19	5,000,000	5,002,090

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Diversified Financial Services (continued)
Navient
5.50% 1/15/19	4,650,000	$4,743,000
8.00% 3/25/20	2,100,000	2,275,875
•Synchrony Financial 2.615% (LIBOR03M + 1.23%) 2/3/20	4,200,000	4,260,402

		56,973,909

Electric–2.27%
E.ON International Finance 5.80% 4/30/18	4,400,000	4,453,337
EDP Finance 6.00% 2/2/18	6,000,000	6,018,900
Entergy 4.00% 7/15/22	636,000	664,612
Exelon 2.45% 4/15/21	1,300,000	1,295,121
FirstEnergy 2.85% 7/15/22	3,030,000	3,005,622
Iberdrola Finance Ireland 5.00% 9/11/19	4,555,000	4,743,557
Pennsylvania Electric 5.20% 4/1/20	1,400,000	1,478,438
Southern 2.35% 7/1/21	3,000,000	2,984,687

		24,644,274

Food–0.99%
Kraft Heinz Foods 2.00% 7/2/18	4,300,000	4,300,400
McCormick & Co. 2.70% 8/15/22	900,000	900,289
Mondelez International Holdings Netherlands 2.00% 10/28/21	3,000,000	2,921,255
•Tyson Foods 1.891% (LIBOR03M + 0.45%) 8/21/20	2,180,000	2,185,906
Wesfarmers 1.874% 3/20/18	500,000	499,999

		10,807,849

Health Care Products–0.47%
Boston Scientific 2.65% 10/1/18	3,500,000	3,514,459
Zimmer Biomet Holdings 2.00% 4/1/18	1,600,000	1,600,679

		5,115,138

Health Care Services–0.23%
Anthem 1.875% 1/15/18	200,000	199,988
Humana 2.625% 10/1/19	1,000,000	1,004,651
Universal Health Services 3.75% 8/1/19	1,300,000	1,326,000

		2,530,639

Home Builders–0.93%
DR Horton
3.75% 3/1/19	2,000,000	2,027,329
4.00% 2/15/20	6,797,000	6,995,203
4.375% 9/15/22	1,000,000	1,054,257

		10,076,789

LVIP PIMCO Low Duration Bond Fund–6

LVIP PIMCO Low Duration Bond Fund

Schedule of Investments (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Insurance–0.56%
Athene Global Funding
•2.924% (LIBOR03M + 1.23%) 7/1/22	5,000,000	$5,078,361
3.00% 7/1/22	1,000,000	990,393

		6,068,754

Lodging–0.46%
MGM Resorts International 8.625% 2/1/19	3,800,000	4,047,000
Wyndham Worldwide 2.50% 3/1/18	1,000,000	1,000,335

		5,047,335

Media–0.67%
DISH DBS 4.25% 4/1/18	2,000,000	2,012,500
Sky
2.625% 9/16/19	1,000,000	1,002,362
6.10% 2/15/18	1,000,000	1,004,690
9.50% 11/15/18	2,000,000	2,124,526
Time Warner Cable
6.75% 7/1/18	500,000	511,145
8.25% 4/1/19	600,000	641,464

		7,296,687

Mining–0.24%
Minera y Metalurgica del Boleo 2.875% 5/7/19	2,611,000	2,615,624

		2,615,624

Oil & Gas–1.97%
CNOOC Finance 2013 1.75% 5/9/18	2,345,000	2,341,527
Petroleos Mexicanos
3.125% 1/23/19	4,280,000	4,312,100
•3.374% (LIBOR03M + 2.02%) 7/18/18	1,000,000	1,008,750
9.25% 3/30/18	4,500,000	4,589,531
Pioneer Natural Resources
3.45% 1/15/21	1,000,000	1,020,846
6.875% 5/1/18	1,100,000	1,117,015
Woodside Finance
3.65% 3/5/25	800,000	806,075
4.60% 5/10/21	2,900,000	3,038,934
8.75% 3/1/19	3,000,000	3,212,298

		21,447,076

Paper & Forest Products–0.45%
Georgia-Pacific
2.539% 11/15/19	1,300,000	1,305,029
3.734% 7/15/23	3,400,000	3,544,587

		4,849,616

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Pharmaceuticals–2.75%
AbbVie
2.30% 5/14/21	5,000,000	$4,967,458
3.20% 11/6/22	1,600,000	1,626,475
Allergan 1.35% 3/15/18	4,000,000	3,995,141
Cardinal Health 1.95% 6/15/18	1,800,000	1,799,184
Forest Laboratories 5.00% 12/15/21	5,400,000	5,780,062
Teva Pharmaceutical Finance Netherlands III
1.40% 7/20/18	8,600,000	8,543,900
2.80% 7/21/23	2,200,000	1,918,183
Zoetis 3.45% 11/13/20	1,300,000	1,331,575

		29,961,978

Pipelines–1.34%
Energy Transfer
5.75% 9/1/20	500,000	532,447
9.00% 4/15/19	3,000,000	3,238,027
9.70% 3/15/19	851,000	921,294
Kinder Morgan 7.25% 6/1/18	3,000,000	3,063,508
Kinder Morgan Finance 6.00% 1/15/18	1,800,000	1,803,180
Sabine Pass Liquefaction 6.25% 3/15/22	3,500,000	3,897,647
Western Gas Partners 2.60% 8/15/18	1,100,000	1,102,018

		14,558,121

Retail–0.41%
CK Hutchison International 17 II 2.25% 9/29/20	3,500,000	3,470,317
CVS Health 3.50% 7/20/22	1,000,000	1,019,631

		4,489,948

Semiconductors–0.32%
KLA-Tencor 3.375% 11/1/19	1,000,000	1,016,916
NVIDIA 2.20% 9/16/21	2,500,000	2,475,358

		3,492,274

Telecommunications–0.87%
•AT&T 2.309% (LIBOR03M + 0.95%) 7/15/21	4,200,000	4,259,708
Crown Castle Towers 3.222% 5/15/22	2,200,000	2,222,066
Telecom Italia Capital 6.999% 6/4/18	2,900,000	2,960,755

		9,442,529

Transportation–0.76%
AP Moeller - Maersk 2.875% 9/28/20	2,500,000	2,519,063
Asciano Finance 5.00% 4/7/18	3,000,000	3,019,281

LVIP PIMCO Low Duration Bond Fund–7

LVIP PIMCO Low Duration Bond Fund

Schedule of Investments (continued)

Principal Amount°		Value (U.S. $)

CORPORATE BONDS (continued)
Transportation (continued)
Kansas City Southern
2.35% 5/15/20	1,500,000	$1,494,898
3.00% 5/15/23	1,250,000	1,240,694

		8,273,936

Trucking & Leasing–0.96%
Aviation Capital Group 2.875% 9/17/18	4,680,000	4,696,425
Penske Truck Leasing 4.875% 7/11/22	175,000	189,117
SMBC Aviation Capital Finance
2.65% 7/15/21	4,600,000	4,527,726
3.00% 7/15/22	1,000,000	991,349

		10,404,617

Total Corporate Bonds (Cost $513,086,170)		515,237,199

LOAN AGREEMENTS–0.43%
•Energy Future Intermediate Holding 1st Lien 4.00% (LIBOR03M + 3.00%) 6/28/18	3,000,000	3,010,170
•Las Vegas Sands 1st Lien 3.569% (LIBOR03M + 2.00%) 3/29/24	1,666,329	1,676,960

Total Loan Agreements (Cost $4,646,725)		4,687,130

MUNICIPAL BOND–0.21%
•State of Texas Series C-2 1.968% (LIBOR01M + 0.40%) 6/1/19	2,235,000	2,235,246

Total Municipal Bond (Cost $2,235,000)		2,235,246

NON-AGENCY ASSET-BACKED SECURITIES–7.67%
•Accredited Mortgage Loan Trust Series 2004-3 2A2 2.752% (LIBOR01M + 1.20%) 10/25/34	20,343	20,765
•Amortizing Residential Collateral Trust Series 2004-1 A5 2.552% (LIBOR01M + 1.00%) 10/25/34	74,608	74,818
•Apidos CLO XVI Series 2013-16A A1R 2.337% (LIBOR03M + 0.98%) 1/19/25	5,800,000	5,821,704

		Principal Amount°	Value (U.S. $)

NON-AGENCY ASSET-BACKED SECURITIES (continued)
•Arbor Realty Collateralized Loan Obligation Series 2017-FL3 A 2.233% (LIBOR01M + 0.99%) 12/15/27		2,500,000	$2,500,015
•Atlas Senior Loan Fund II Series 2012-2A AR 2.608% (LIBOR03M + 1.23%) 1/30/24		3,657,907	3,661,444
•Atrium XII Series 12A AR 2.203% (LIBOR03M + 0.83%) 4/22/27		5,000,000	4,997,480
•Ballyrock CLO Series 2013-1A A 2.616% (LIBOR03M + 1.18%) 5/20/25		544,787	547,115
fBayview Opportunity Master Fund IIIa Trust Series 2017-RN8 A1 3.352% 11/28/32		600,000	598,867
Bear Stearns Asset-Backed Securities I Trust
•Series 2004-BO1 M4 2.752% (LIBOR01M + 1.20%) 10/25/34		956,036	960,134
•Series 2005-AQ1 M3 2.302% (LIBOR01M + 0.75%) 3/25/35		1,104,000	1,075,174
•Bear Stearns Asset-Backed Securities Trust Series 2003-2 A3 3.052% (LIBOR01M + 1.50%) 3/25/43		85,087	84,066
•BlueMountain CLO Series 2015-1A A1R 2.689% (LIBOR03M + 1.33%) 4/13/27		700,000	699,819
•Cadogan Square CLO IV Series 4A C 0.376% (0.65% minus EURO06M, Cap 0.65%, Floor 0.00%) 7/24/23	EUR	700,000	837,255
•Carlyle Global Market Strategies CLO Series 2014-5A A1R 2.499% (LIBOR03M + 1.14%) 10/16/25		5,800,000	5,817,963
•Colony Starwood Homes Trust Series 2016-1A A 2.96% (LIBOR01M + 1.50%) 7/17/33		3,058,194	3,075,265
•CWABS Asset-Backed Certificates Trust Series 2004-6 1A1 2.092% (LIBOR01M + 0.54%) 12/25/34		3,083,037	2,987,112
•Drug Royalty II Series 2014-1 A1 4.154% (LIBOR03M + 2.85%) 7/15/23		115,791	116,786

LVIP PIMCO Low Duration Bond Fund–8

LVIP PIMCO Low Duration Bond Fund

Schedule of Investments (continued)

		Principal Amount°	Value (U.S. $)

NON-AGENCY ASSET-BACKED SECURITIES (continued)
Eagle I Series 2014-1A A1 2.57% 12/15/39		250,000	$248,677
•GSAA Home Equity Trust Series 2004-11 2A2 2.192% (LIBOR01M + 0.64%) 12/25/34		44,322	44,652
•Halcyon Loan Advisors Funding Series 2012-1A A1 2.916% (LIBOR03M + 1.50%) 8/15/23		1,111,950	1,112,884
•Jamestown CLO IV Series 2014-4A A1BR 2.049% (LIBOR03M + 0.69%) 7/15/26		4,000,000	3,997,992
•Malin CLO BV Series 2007-1A A1 0.01% (0.195% minus EURO03M, Cap 0.195%, Floor 0.00%) 5/7/23 EUR	EUR	382,502	458,635
Navient Private Education Loan Trust
•Series 2014-CTA A 2.177% (LIBOR01M + 0.70%) 9/16/24		297,712	298,494
•Series 2015-AA A2B 2.677% (LIBOR01M + 1.20%) 12/15/28		2,212,519	2,256,010
fNYMT Residential Series 2016- RP1A A 4.00% 3/25/21		629,760	630,650
•OCP CLO Series 2015-9A A1R 2.159% (LIBOR03M +0.80%) 7/15/27		2,000,000	2,000,708
OneMain Financial Issuance Trust Series 2015-2A A2.57% 7/18/25		1,781,833	1,780,675
•Option One Mortgage Loan Trust Asset-Backed Certificates Series 2005-5A3 1.762% (LIBOR01M + 0.21%) 12/25/35		190,112	190,032
Securitized Asset-Backed Receivables Trust Series 2006-OP1 0.525% 10/25/35		2,529,307	2,529,948
•SLM Private Credit Student Loan Trust Series 2005-A A3 1.788% (LIBOR03M + 0.20%) 6/15/23		2,318,972	2,314,151
SoFi Professional Loan Program Series 2016-F A2 3.02% 2/25/40		3,871,173	3,859,198
Series 2017-D A2FX 2.65% 9/25/40		1,700,000	1,689,684
•Symphony CLO VIII Series 2012-8A AR 2.45% (LIBOR03M + 1.10%) 1/9/23		2,229,911	2,234,055

	Principal Amount°	Value (U.S. $)

NON-AGENCY ASSET-BACKED SECURITIES (continued)
•Tralee CLO III Series 2014-3A AR 2.393% (LIBOR03M + 1.03%) 10/20/27	4,000,000	$3,997,976
•Venture XVII CLO Series 2014-17A AR 2.439% (LIBOR03M + 1.08%) 7/15/26	5,000,000	4,998,255
fVOLT LIX Series 2017-NPL6 A1 3.25% 5/25/47	2,280,745	2,286,446
fVOLT LVIII Series 2017-NPL5 A1 3.375% 5/28/47	3,866,223	3,871,954
fVOLT LX Series 2017-NPL7 A1 3.25% 4/25/59	1,285,086	1,287,345
fVOLT LXIII Series 2017-NP10
A1 3.00% 10/25/47	2,000,000	1,996,986
fVOLT XL Series 2015-NP14 A1 4.375% 11/27/45	504,197	505,326
•WhiteHorse IX Series 2014-9A AR 2.513% (LIBOR03M + 1.16%) 7/17/26	4,900,000	4,923,020

Total Non-Agency Asset-Backed Securities (Cost $82,906,308)		83,389,535

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–0.40%
Bear Stearns ARM Trust
•Series 2003-1 5A1 3.182% 4/25/33	62,927	63,765
•Series 2005-5 A1 3.28% (H15T1Y + 2.05%) 8/25/35	564,515	574,845
•◆CSFB Mortgage-Backed Pass
Through Certificates Series 2003-AR18 2A3 3.08% 7/25/33	7,011	7,001
•Gosforth Funding Series 2017-1A A1A 2.083% (LIBOR03M + 0.47%) 12/19/59	1,885,570	1,887,152
•GSR Mortgage Loan Trust Series 2005-5F 8A1 2.052% (LIBOR01M + 0.50%) 6/25/35	486,845	462,007
Merrill Lynch Mortgage Investors Trust
•Series 2003-A3 1A 3.254% 5/25/33	14,575	14,542
•Series 2005-2 1A 2.911% (LIBOR06M + 1.25%) 10/25/35	35,602	36,046
•New York Mortgage Trust Series 2005-3 A1 2.032% (LIBOR01M + 0.48%) 2/25/36	876,825	835,501

LVIP PIMCO Low Duration Bond Fund–9

LVIP PIMCO Low Duration Bond Fund

Schedule of Investments (continued)

	Principal Amount°	Value (U.S. $)

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
•Sequoia Mortgage Trust Series 2004-6 A1 2.841% 7/20/34	11,057	$10,925
•Structured ARM Loan Trust Series 2004-6 3A2 3.447% 6/25/34	139,418	144,866
•Structured Asset Mortgage Investments II Trust Series 2005-AR5 A3 1.745% (LIBOR01M + 0.25%) 7/19/35	346,359	336,775

Total Non-Agency Collateralized Mortgage Obligations (Cost $4,343,231)		4,373,425

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES– 2.55%
BAMLL Commercial Mortgage Securities Trust
•Series 2014-FL1 A 2.877% (LIBOR01M + 1.40%) 12/15/31	1,917,617	1,919,814
•Series 2015-ASHF A 2.697% (LIBOR01M + 1.22%) 1/15/28	850,000	851,611
•BBCMS Trust Series 2015-RRI A 2.727% (LIBOR01M + 1.25%) 5/15/32	6,373,386	6,378,306
•BX Trust Series 2017-APPL A 2.357% (LIBOR01M + 0.88%) 7/15/34	7,500,000	7,509,403
•Countrywide Commercial Mortgage Trust Series 2007-MF1 A 6.29% 11/12/43	40,906	40,828
•Credit Suisse First Boston Mortgage Securities Series 2004-C2 J 5.362% 5/15/36	500,000	506,617
•Hyatt Hotel Portfolio Trust Series 2017-HYT2 A 2.135% (LIBOR01M + 0.658%) 8/9/32	2,500,000	2,489,876
•PFP Series 2017-4 A 2.357% (LIBOR01M + 0.88%) 7/14/35	2,955,565	2,957,900
WFRBS Commercial Mortgage Trust Series 2014-C25 ASB 3.369% 11/15/47	5,000,000	5,136,938

Total Non-Agency Commercial Mortgage-Backed Securities (Cost $27,899,698)		27,791,293

		Principal Amount°	Value (U.S. $)

ΔSOVEREIGN BONDS–18.08%
Brazil–0.49%
^Brazil Letras Do Tesouro Nacional 7.00% 4/1/18	BRL	18,000,000	$5,341,362

			5,341,362

India–0.21%
Export-Import Bank of India
2.75% 4/1/20		1,293,000	1,292,893
3.875% 10/2/19		1,000,000	1,020,630

			2,313,523

Japan–13.94%
^Japan Treasury Bills 0.00% 1/15/18	JPY	16,880,000,000	149,817,247
0.00% 2/13/18	JPY	200,000,000	1,775,310

			151,592,557

Malaysia–0.93%
Malaysia Government Bonds 4.24% 2/7/18	MYR	6,400,000	1,583,784
^Malaysia Treasury Bills 5.982% 1/19/18	MYR	25,390,000	6,265,840
Malaysian Government Bonds 3.26% 3/1/18	MYR	9,400,000	2,324,306

			10,173,930

United Kingdom–2.51%
^United Kingdom Treasury Bill 0.00% 1/29/18	GBP	20,200,000	27,268,366

			27,268,366

Total Sovereign Bonds (Cost $196,939,386)			196,689,738

SUPRANATIONAL BANK–1.83%
International Bank for Reconstruction & Development 2.00% 10/30/20		20,000,000	19,880,880

Total Supranational Bank (Cost $19,976,000)			19,880,880

U.S. TREASURY OBLIGATIONS–51.45%
*U.S. Treasury Inflation Index Bonds 0.375% 7/15/27		20,167,200	20,066,519
U.S. Treasury Notes
¥1.50% 8/31/18		235,000,000	234,738,375
×1.50% 10/31/19		178,000,000	176,797,112
×2.00% 10/31/22		54,900,000	54,429,276
2.00% 11/30/22		2,200,000	2,180,234
×2.375% 5/15/27		71,700,000	71,506,747

Total U.S. Treasury Obligations (Cost $559,855,165)			559,718,263

LVIP PIMCO Low Duration Bond Fund–10

LVIP PIMCO Low Duration Bond Fund

Schedule of Investments (continued)

		Number of Shares

PREFERRED STOCK–0.73%
µGeneral Electric 5.00% 12/29/49		7,700,000	$7,945,245

Total Preferred Stock (Cost $7,964,236)			7,945,245

		Principal	Value
		Amount°	(U.S. $)

SHORT-TERM INVESTMENTS–7.22%
Certificates of Deposit–0.85%
Barclays Bank 1.94% 9/4/18		1,600,000	1,600,189
•Sumitomo Mitsui Banking 1.873% (LIBOR03M + 0.45%) 9/5/19		7,600,000	7,601,841

			9,202,030

≠Discounted Commercial Paper–4.54%
Bank Nova Scotia 1.285% 1/22/18	CAD	2,300,000	1,828,125
Hewlett Packard Enterprise 1.632% 1/4/18		9,000,000	8,997,864
HP 1.817% 3/26/18		10,700,000	10,660,643
HSBC Bank Canada 1.318% 1/17/18	CAD	5,000,000	3,974,901

		Principal Amount°	Value (U.S. $)

SHORT-TERM INVESTMENTS (continued)
≠Discounted Commercial Paper (continued)
Kroger 1.70% 1/2/18		10,000,000	$9,998,151
Royal Bank Canada 1.298% 1/18/18	CAD	5,000,000	3,974,741
WPP CP Finance 1.712% 2/13/18		10,000,000	9,977,562

			49,411,987

Repurchase Agreements–1.83%
JPMorgan Securities 1.80%, dated 12/29/17, to be repurchased on 1/2/18, repurchase price $19,903,980 (collateralized by U.S. government obligations 2.25% 1/31/24; market value $20,339,013)
		19,900,000	19,900,000

			19,900,000

Total Short-term Investments (Cost $78,314,389)			78,514,017

TOTAL INVESTMENTS–147.76% (Cost $1,605,039,597)		1,607,362,082

SECURITY SOLD SHORT–(1.67%)

U.S. Treasury Obligation–(1.67%)
U.S. Treasury Bonds 2.75% 8/15/47	(18,200,000)	(18,226,659)

Total Security Sold Short (Proceeds $18,352,913)		(18,226,659)

	Number of Contracts
OPTIONS WRITTEN–(0.02%)
Put Swaptions–(0.02%)
5 yr IRS pay a fixed rate 2.30% and receive a floating rate based on 3-month USD-ICE LIBOR expiration date 1/31/18, notional amount $(113,100,000) (MSC)	(113,100,000)	(169,876)

Total Options Written (Premium received $173,586)		(169,876)

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(46.07%)		(501,147,538)

NET ASSETS APPLICABLE TO 108,666,292 SHARES OUTSTANDING–100.00%		$1,087,818,009

Δ	Securities have been classified by country of origin.

•

Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

LVIP PIMCO Low Duration Bond Fund–11

LVIP PIMCO Low Duration Bond Fund

Schedule of Investments (continued)

µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2017. Rate will reset at a future date.

f	Step coupon bond. Coupon increases/decreases periodically based on predetermined schedule. Stated rate in effect at December 31, 2017.

^	Zero coupon security. The rate shown is the yield at the time of purchase.

*	Partially pledged as collateral for open derivatives.

◆

Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

≠	The rate shown is the effective yield at the time of purchase.

×	Fully or partially pledged as collateral for reverse repurchase agreements.

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

¥	Fully or partially pledged as collateral for open derivatives and reverse repurchase agreements.

The following foreign currency exchange contracts, futures contracts, reverse repurchase agreements and swap contracts were outstanding at December 31, 2017:

Foreign Currency Exchange Contracts1

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
BNP	AUD	(21,126,000)	USD	15,982,435	1/10/18	$—	$(501,217)
BNP	CAD	(10,043,000)	USD	7,814,602	1/10/18	—	(176,965)
BNP	CAD	(2,300,000)	USD	1,807,804	1/22/18	—	(22,668)
BNP	JPY	(1,809,615,883)	USD	16,163,733	1/10/18	93,491	—
BNP	JPY	(16,880,000,000)	USD	150,885,513	1/16/18	937,818	—
BNP	JPY	(200,000,000)	USD	1,782,465	2/13/18	3,471	—
BNP	MXN	(11,714,000)	USD	611,499	1/24/18	18,895	—
GSC	BRL	(18,000,000)	USD	5,606,079	4/3/18	235,800	—
GSC	CAD	(28,070,000)	USD	21,935,428	1/10/18	—	(400,857)
GSC	GBP	(5,477,000)	USD	7,379,691	1/10/18	—	(18,036)
GSC	MXN	(11,790,000)	USD	622,465	1/24/18	26,016	—
GSC	MYR	(25,390,000)	USD	6,001,167	1/23/18	—	(240,094)
GSC	MYR	(6,535,680)	USD	1,548,402	2/9/18	—	(57,771)
GSC	MYR	(9,553,220)	USD	2,264,981	3/5/18	—	(83,401)
GSC	MYR	340,000	USD	(83,743)	3/14/18	—	(149)
JPMC	BRL	(2,789)	USD	841	2/2/18	4	—
JPMC	CAD	(171,000)	USD	134,555	1/10/18	—	(1,516)
JPMC	EUR	(3,130,000)	USD	3,733,136	1/10/18	—	(25,168)
JPMC	GBP	(20,200,000)	USD	27,056,102	1/29/18	—	(246,803)

Total Foreign Currency Exchange Contracts						$1,315,495	$(1,774,645)

LVIP PIMCO Low Duration Bond Fund–12

LVIP PIMCO Low Duration Bond Fund

Schedule of Investments (continued)

Futures Contracts1

Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation	Value/ Unrealized Depreciation
Interest Rate Contracts:
(1,092)	90 Day IMM Eurodollar	$(266,830,200)	$(268,349,458)	6/18/19	$1,519,258	$—
(1,089)	90 Day IMM Eurodollar	(265,906,575)	(266,503,284)	12/17/19	596,709	—
1,092	90 Day IMM Eurodollar	267,744,750	268,854,263	6/19/18	—	(1,109,513)
1,089	90 Day IMM Eurodollar	266,410,238	267,066,241	12/18/18	—	(656,003)
299	Bank Acceptance	58,117,085	58,194,378	3/19/19	—	(77,293)
152	Euro-Bobl	24,002,663	24,129,588	3/9/18	—	(126,925)
(29)	Euro-Buxl 30 yr Bonds	(5,701,615)	(5,840,072)	3/9/18	138,457	—
(196)	Long Gilt	(33,121,016)	(32,898,515)	3/28/18	—	(222,501)
519	U.S. Treasury 2 yr Notes	111,122,766	111,219,392	3/30/18	—	(96,626)
(290)	U.S. Treasury 10 yr Notes	(35,973,594)	(36,149,115)	3/21/18	175,521	—

Total Futures Contracts					$2,429,945	$(2,288,861)

Reverse Repurchase Agreements2

Counterparty	Interest Rate	Trade Date	Maturity Date	Principal Amount	Face Value Including Accrued Interest
CA–collateralized U.S. Treasury Notes 1.50% 8/31/18; market value $11,557,119	1.45%	12/20/17	2/21/18	$(11,613,388)	$(11,618,533)
CA–collateralized U.S. Treasury Notes 1.50% 8/31/18; market value $9,988,867	1.45%	12/20/17	1/9/18	(10,037,500)	(10,041,947)
CA–collateralized U.S. Treasury Notes 2.375% 5/15/27; market value $21,641,512	1.45%	12/20/17	2/21/18	(21,564,375)	(21,573,929)
JPMC–collateralized U.S. Treasury Notes 1.50% 8/31/18; market value $209,466,545	1.57%	12/19/17	1/2/18	(210,486,375)	(210,605,709)
JPMC–collateralized U.S. Treasury Notes 2.375% 5/15/27; market value $49,865,235	1.41%	12/14/17	2/8/18	(50,187,500)	(50,215,020)
RBC–collateralized U.S. Treasury Notes 1.50%-2.00% 10/31/19-10/31/22; market value $226,458,824	1.43%	12/18/17	2/16/18	(227,244,625)	(227,352,945)

Total Reverse Repurchase Agreements				$(531,133,763)	$(531,408,083)

LVIP PIMCO Low Duration Bond Fund–13

LVIP PIMCO Low Duration Bond Fund

Schedule of Investments (continued)

Swap Contracts

Interest Rate Swap (IRS) Contracts
Reference Obligation/ Payment Frequency (Fixed Rate/Floating Rate)	Notional Amount[3]		Fixed Interest Rate Paid (Received)	Floating Interest Rate Paid (Received)	Termination Date	Value	Upfront Payments Paid (Received)	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared:
2 yr IRS - (Semiannual/Quarterly)		142,500,000	(1.350%)	1.686%[4]	12/28/18	$(757,422)	$—	$—	$(757,422)
2 yr IRS - (Semiannual/Quarterly)		120,300,000	(2.000%)	1.625%[4]	12/20/19	(140,531)	603,261	—	(743,792)
5 yr IRS - (Every 28 days/ Every 28 days)	MXN	935,300,000	(5.798%)	7.386%[5]	9/6/21	(3,203,580)	(2,942,808)	—	(260,772)
5 yr IRS - (Every 28 days/ Every 28 days)	MXN	79,200,000	(7.199%)	7.392%[5]	12/3/21	(92,900)	(28,156)	—	(64,744)
5 yr IRS - (Semiannual/Quarterly)		49,000,000	2.250%	(1.625)%[4]	12/20/22	1,561	(588,141)	589,702	—
10 yr IRS - (Semiannual/Quarterly)		66,200,000	1.500%	(1.642)%[4]	6/21/27	5,140,459	5,487,906	—	(347,447)
FRA IRS - (Semiannual/Quarterly)		1,295,400,000	(1.910)%[6]	0.000%[4,6]	9/19/18	(50,875)	—	—	(50,875)
FRA IRS - (Semiannual/Quarterly)		1,079,800,000	(1.890)%[6]	0.000%[4,6]	9/19/18	(96,340)	—	—	(96,340)
FRA IRS - (Semiannual/Quarterly)		398,800,000	(1.945)%[6]	0.000%[4,6]	9/19/18	19,198	—	19,198	—
OIS IRS - (Semiannual/Quarterly)		1,295,400,000	1.696%	(1.330)%[4]	9/19/18	106,160	—	106,160	—
OIS IRS - (Semiannual/Quarterly)		1,079,800,000	1.675%	(1.330)%[4]	9/19/18	145,825	—	145,825	—
OIS IRS - (Semiannual/Quarterly)		398,800,000	1.723%	(1.330)%[4]	9/19/18	5,280	—	5,280	—

							2,532,062	866,165	(2,321,392)

LVIP PIMCO Low Duration Bond Fund–14

LVIP PIMCO Low Duration Bond Fund

Schedule of Investments (continued)

Interest Rate Swap (IRS) Contracts (continued)

Reference Obligation/ Payment Frequency	Notional Amount[3]	Floating Interest Rate Paid (Received)[4]	Floating Interest Rate Paid (Received)		Termination Date	Value	Upfront Payments Paid (Received)	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared:
USD Receive 3 Month LIBOR - Pay 1 Month LIBOR IRS-(Received quarterly, paid monthly)	954,000,000	0.000%[7]	0.000	[7,8]	6/21/20	$(286,975)	$21,404	$—	$(308,379)
USD Receive 3 Month LIBOR - Pay 1 Month LIBOR IRS-(Received quarterly, paid monthly)	71,100,000	0.000%[9]	0.000%[9,10]		5/21/22	(29,524)	—	—	(29,524)

							21,404	—	(337,903)

Total IRS Contracts							$2,553,466	$866,165	$(2,659,295)

The use of foreign currency exchange contracts, futures contracts, and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The foreign currency exchange contracts and notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]See	Note 7 in “Notes to Financial Statements.”

[2]See	Note 1 in “Notes to Financial Statements.”

[3]Notional	amount shown is stated in U.S. dollars unless noted that the swap is denominated in another currency.

[4]Rate	resets based on LIBOR03M.

[5]Rate	resets based on MXIBTIIE.

[6]Effective	June 20, 2018.

[7]Effective	June 21, 2019.

[8]Rate	resets based on LIBOR01M + 0.125%.

[9]Effective	May 21, 2018.

[10]Rate	resets based on LIBOR01M + 0.095%.

LVIP PIMCO Low Duration Bond Fund–15

LVIP PIMCO Low Duration Bond Fund

Schedule of Investments (continued)

Summary of Abbreviations:

ARM–Adjustable Rate Mortgage

AUD–Australian Dollar

BAMLL–Bank of America Merrill Lynch Large Loan

BNP–BNP Paribas

BRL–Brazil Real

CA–Credit Agricole

CAD–Canadian Dollar

CLO–Collateralized Loan Obligation

CSFB–Credit Suisse First Boston

EUR–Euro

EUR003M–Euro Interbank Offered Rate 3 Month

EUR006M–Euro Interbank Offered Rate 6 Month

FRA–Forward Rate Agreement

GBP–British Pound Sterling

GNMA–Government National Mortgage Association

GSC–Goldman Sachs Capital

H15T1Y–US Treasury Yield Curve Rate T Note Constant Maturity 1 Year

ICE–Intercontinental Exchange

JPY–Japanese Yen

IMM–International Monetary Market

IRS–Interest Rate Swap

JPMC–JPMorgan Chase

LIBOR–London Interbank Offered Rate

LIBOR01M–ICE LIBOR USD 1 Month

LIBOR03M–ICE LIBOR USD 3 Month

LIBOR06M–ICE LIBOR USD 6 Month

MXIBTIIE–Mexico Interbank 28 day

MXN–Mexican Peso

MSC–Morgan Stanley & Co

MYR–Malaysian Ringgit

OIS–Overnight Index Swap

RBC–Royal Bank of Canada

REMIC–Real Estate Mortgage Investment Conduit

S&P–Standard & Poor’s

USD–United States Dollar

WFRBS–Wells Fargo Royal Bank of Scotland

yr–Year

See accompanying notes, which are an integral part of the financial statements.

LVIP PIMCO Low Duration Bond Fund–16

LVIP PIMCO Low Duration Bond Fund

Statement of Assets and Liabilities

December 31, 2017

ASSETS:
Investments, at value	$1,607,362,082
Cash	1,686,312
Receivable for securities sold	19,334,652
Dividends and interest receivable	7,327,193
Upfront payments paid on interest rate swap contracts	6,112,571
Foreign currencies, at value	4,560,900
Unrealized appreciation on foreign currency exchange contracts	1,315,495
Cash collateral held at broker for futures contracts	1,286,000
Cash collateral held at broker for reverse repurchase agreements	825,000
Variation margin due from broker on futures contracts	488,161
Swap payments receivable	383,022
Receivable for fund shares sold	264,640
Cash collateral held at brokers for swap contracts	186,000
Expense reimbursement receivable from Lincoln Investment Advisors Corporation.	7,989

TOTAL ASSETS	1,651,140,017

LIABILITIES:

Reverse repurchase agreements	531,133,763
Security sold short, at value	18,226,659
Payable for securities purchased	3,880,778
Upfront payments received on interest rate swap contracts	3,559,105
Unrealized depreciation on foreign currency exchange contracts	1,774,645
Variation margin due to brokers on centrally cleared interest rate swap contracts	1,629,482
Cash collateral due to brokers for certain open derivatives	1,100,000
Due to manager and affiliates	553,363
Interest expense payable for reverse repurchase agreements and securities sold short	514,473
Swap payments payable	445,885
Payable for fund shares redeemed	249,345
Options written, at value	169,876
Other accrued expenses payable	84,634

TOTAL LIABILITIES.	563,322,008

TOTAL NET ASSETS	$1,087,818,009

Investments, at cost	$1,605,039,597
Foreign currencies, at cost	4,552,096
Options written, premiums received	(173,586)
Security sold short, proceeds received	(18,352,913)

LVIP PIMCO Low Duration Bond Fund–17

LVIP PIMCO Low Duration Bond Fund

Statement of Assets and Liabilities (continued)

Standard Class:
Net Assets	$653,368,930
Shares Outstanding	65,269,630
Net Asset Value Per Share	$10.010

Service Class:
Net Assets	$434,449,079
Shares Outstanding	43,396,662
Net Asset Value Per Share	$10.011

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2017:
Shares of beneficial interest (unlimited authorization–no par)	$1,088,589,278
Undistributed net investment income	1,226,024
Accumulated net realized loss on investments	(2,809,404)
Net unrealized appreciation of investments, foreign currencies and derivatives	812,111

TOTAL NET ASSETS	$1,087,818,009

See accompanying notes, which are an integral part of the financial statements.

LVIP PIMCO Low Duration Bond Fund–18

LVIP PIMCO Low Duration Bond Fund

Statement of Operations

Year Ended December 31, 2017

INVESTMENT INCOME:
Interest	$25,786,480
Dividends	24,724

25,811,204

EXPENSES:
Management fees	5,508,482
Interest expense on reverse repurchase agreements and securities sold short	1,911,957
Distribution fees-Service Class	1,042,211
Accounting and administration expenses	269,875
Shareholder servicing fees	208,329
Professional fees.	80,027
Reports and statements to shareholders	67,623
Custodian fees	49,812
Pricing fees	32,999
Trustees’ fees and expenses	30,772
Consulting fees	5,158
Other	10,949

9,218,194

Less:
Management fees waived	(300,848)
Expenses reimbursed	(98,673)
Expenses paid indirectly	(2,543)

Total operating expenses	8,816,130

NET INVESTMENT INCOME	16,995,074

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	1,940,440
Securities sold short	(348,980)
Foreign currencies	5,999,908
Foreign currency exchange contracts	(8,051,945)
Futures contracts	2,595,313
Options purchased	(143,020)
Options written	1,099,206
Swap contracts	(2,259,538)

Net realized gain	831,384

Net change in unrealized appreciation (depreciation) of:
Investments	2,006,856
Securities sold short	126,254
Foreign currencies	519,554
Foreign currency exchange contracts	(1,103,179)
Futures contracts	(1,419,903)
Options purchased	(69,582)
Options written	(187,924)
Swap contracts	80,990

Net change in unrealized appreciation (depreciation)	(46,934)

NET REALIZED AND UNREALIZED GAIN	784,450

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$17,779,524

See accompanying notes, which are an integral part of the financial statements.

LVIP PIMCO Low Duration Bond Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/17	12/31/16
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$16,995,074	$17,299,680
Net realized gain (loss)	831,384	(2,205,876)
Net change in unrealized appreciation (depreciation)	(46,934)	12,817,778

Net increase in net assets resulting from operations	17,779,524	27,911,582

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(11,178,262)	(12,926,662)
Service Class	(6,502,375)	(5,227,925)
Net realized gain:
Standard Class	—	(1,625,968)
Service Class	—	(739,307)

	(17,680,637)	(20,519,862)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	118,417,604	63,069,353
Service Class	156,330,543	254,656,841
Reinvestment of dividends and distributions:
Standard Class	11,178,262	14,552,630
Service Class	6,502,375	5,967,232

	292,428,784	338,246,056

Cost of shares redeemed:
Standard Class	(252,889,114)	(99,227,295)
Service Class	(113,065,695)	(114,430,179)

	(365,954,809)	(213,657,474)

Increase (Decrease) in net assets derived from capital share transactions	(73,526,025)	124,588,582

NET INCREASE (DECREASE) IN NET ASSETS	(73,427,138)	131,980,302
NET ASSETS:
Beginning of year	1,161,245,147	1,029,264,845

End of year	$1,087,818,009	$1,161,245,147

Undistributed net investment income	$1,226,024	$3,364,394

See accompanying notes, which are an integral part of the financial statements.

LVIP PIMCO Low Duration Bond Fund–19

LVIP PIMCO Low Duration Bond Fund

Statement of Cash Flows

Year Ended December 31, 2017

Cash Flows Provided by (Used for) Operating Activities:
Net increase (decrease) in net assets resulting from operations	$17,779,524

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by / (used for) operating activities:
Proceeds from sales and paydowns of long-term investments	16,360,809,815
Purchase of long-term investments	(16,399,444,076)
Net proceeds (costs) of short-term securities	(327,465,702)
Costs to cover securities sold short	(2,372,352,039)
Proceeds from securities sold short	2,390,355,972
Net amortization of premium/(discount) on investments	5,896,883
Non-cash adjustments for income from treasury inflation-protected securities	(183,588)
Net realized (gain) loss on sales of investments from changes in the foreign exchange rates	(5,216,315)
Net realized (gain) loss from investments	(1,940,440)
Net realized (gain) loss from securities sold short	348,980
Net realized (gain) loss from options purchased	143,020
Net realized (gain) loss from options written	(1,099,206)
Net change in unrealized (appreciation) depreciation of investments	(2,006,856)
Net change in unrealized (appreciation) depreciation of securities sold short	(126,254)
Net change in unrealized (appreciation) depreciation of swap contracts	(80,990)
Net change in unrealized (appreciation) depreciation of futures contracts	1,419,903
Net change in unrealized (appreciation) depreciation of foreign currency exchange contracts	1,103,179
Net change in unrealized (appreciation) depreciation of options purchased	69,582
Net change in unrealized (appreciation) depreciation of options written	187,924
Costs on options purchased	(275,881)
Options purchased expired/exercised	414,623
Premiums on options written	1,486,727
Options written expired/exercised	(611,482)
Increase (Decrease) in receivable for securities sold	(19,279,233)
Increase (Decrease) in dividends and interest receivable.	891,225
Net amortization of upfront payments on swap contracts	458,185
Increase (Decrease) in variation margin due from broker on futures contracts	(347,077)
Premiums paid (received) for swap contracts	(4,845,848)
Increase (Decrease) in net variation margin due to brokers on centrally cleared interest rate swap contracts	(164,222)
Increase (Decrease) in cash collateral due to brokers for swap contracts	110,000
Increase (Decrease) in cash collateral held at brokers for swap contracts	(186,000)
(Increase) Decrease in cash collateral held at brokers for certain open derivatives	2,642,000
(Increase) Decrease in cash collateral held at broker for futures contracts	(1,266,000)
Increase (Decrease) in cash collateral due to broker for futures contracts	(1,582,866)
(Increase) Decrease in cash collateral held at broker for reverse repurchase agreements	(825,000)
Increase (Decrease) in foreign currencies pledged as collateral for futures contracts	270,489
Increase (Decrease) in net swaps payments receivable/payable	78,621
Increase (Decrease) in payable for securities purchased	(1,129,538)
Increase) Decrease in expense reimbursement receivable from Lincoln Investment Advisors Corporation	(7,989)
Increase (Decrease) in due to manager and affiliates	14,437
Increase (Decrease) in other accrued expenses payable	(39,186)
Increase (Decrease) in interest expenses payable for reverse repurchase agreements and securities sold short	476,039

Cash provided by (used for) operating activities	(355,518,660)

Cash provided by (used for) financing activities:
Proceeds from reverse repurchase agreements	(18,645,385,227)
Repayments on reverse repurchase agreements	19,088,208,740
Proceeds from shares sold, net of amounts receivable	275,348,185
Shares redeemed, net of amounts payable	(366,586,188)

Cash provided by (used for) financing activities	351,585,510

Net increase (decrease) in cash	(3,933,150)

Cash and foreign currencies at beginning of year	10,180,362

Cash and foreign currencies at end of year	$6,247,212

Cash paid during the period for interest expenses	$1,435,918

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $17,680,637.

See accompanying notes, which are an integral part of the financial statements.

LVIP PIMCO Low Duration Bond Fund–20

LVIP PIMCO Low Duration Bond Fund

Financial Highlights

Select data for each share of the Fund outstanding throughout each period were as follows:

	LVIP PIMCO Low Duration Bond Fund Standard Class

		Year Ended		5/1/14[1] to

	12/31/17	12/31/16	12/31/15	12/31/14
Net asset value, beginning of period	$10.018	$9.948	$9.939	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.165	0.164	0.134	0.062
Net realized and unrealized gain (loss)	0.005	0.097	0.032	(0.042)

Total from investment operations	0.170	0.261	0.166	0.020

Less dividends and distributions from:
Net investment income	(0.178)	(0.170)	(0.127)	(0.066)
Net realized gain	—	(0.021)	(0.030)	(0.015)

Total dividends and distributions	(0.178)	(0.191)	(0.157)	(0.081)

Net asset value, end of period	$10.010	$10.018	$9.948	$9.939

Total return[3]	1.70%	2.63%	1.67%	0.20%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$653,369	$775,966	$791,901	$779,587
Ratio of expenses to average net assets[4]	0.71%	0.63%	0.57%	0.57%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.75%	0.63%	0.57%	0.57%
Ratio of net investment income to average net assets[5]	1.64%	1.63%	1.33%	0.92%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.60%	1.63%	1.33%	0.92%
Portfolio turnover	1,302%	817%	489%	1,173%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[4]

The ratio of expenses to average net assets excluding interest expense for the years ended December 31, 2017, 2016, and 2015, and the period May 1, 2014 through December 31, 2014 was 0.54%, 0.54%, 0.54%, and 0.55%, respectively.

[5]

The ratio of net investment income to average net assets excluding interest expense for the years ended December 31, 2017, 2016 and 2015, and the period May 1, 2014 through December 31, 2014 was 1.81%, 1.72%, 1.36%, and 0.94%, respectively.

See accompanying notes, which are an integral part of the financial statements.

LVIP PIMCO Low Duration Bond Fund–21

LVIP PIMCO Low Duration Bond Fund

Financial Highlights (continued)

Select data for each share of the Fund outstanding throughout each period were as follows:

	LVIP PIMCO Low Duration Bond Fund Service Class

				5/1/14[1] to
	Year Ended
	12/31/17	12/31/16	12/31/15	12/31/14
Net asset value, beginning of period	$10.019	$9.950	$9.941	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.140	0.139	0.109	0.045
Net realized and unrealized gain (loss)	0.005	0.097	0.032	(0.040)

Total from investment operations	0.145	0.236	0.141	0.005

Less dividends and distributions from:
Net investment income	(0.153)	(0.146)	(0.102)	(0.049)
Net realized gain	—	(0.021)	(0.030)	(0.015)

Total dividends and distributions	(0.153)	(0.167)	(0.132)	(0.064)

Net asset value, end of period	$10.011	$10.019	$9.950	$9.941

Total return[3]	1.45%	2.37%	1.42%	0.04%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$434,449	$385,279	$237,364	$57,110
Ratio of expenses to average net assets[4]	0.96%	0.88%	0.82%	0.82%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.00%	0.88%	0.82%	0.82%
Ratio of net investment income to average net assets[5]	1.39%	1.38%	1.08%	0.67%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.35%	1.38%	1.08%	0.67%
Portfolio turnover	1,302%	817%	489%	1,173%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[4]

The ratio of expenses to average net assets excluding interest expense for the years ended December 31, 2017, 2016, and 2015, and the period May 1, 2014 through December 31, 2014 was 0.79%, 0.79%, 0.79%, and 0.80%, respectively.

[5]

The ratio of net investment income to average net assets excluding interest expense for the years ended December 31, 2017, 2016 and 2015, and the period May 1, 2014 through December 31, 2014 was 1.56%, 1.45%, 1.11%, and 0.69%, respectively.

See accompanying notes, which are an integral part of the financial statements.

LVIP PIMCO Low Duration Bond Fund–22

LVIP PIMCO Low Duration Bond Fund

Notes to Financial Statements

December 31, 2017

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 92 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP PIMCO Low Duration Bond Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a non-diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek a high level of current income consistent with preservation of capital.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value. U.S. government and agency securities are valued at the mean between their bid and ask prices, which approximates fair value. Other debt securities, credit default swap (“CDS”) contracts, interest rate swap contracts (swaptions) and interest rate swap option contracts are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Valuations for fixed income securities, including short-term debt securities, utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Open-end investment companies are valued at published net asset value (“NAV”). Investments in government money market funds have a stable NAV. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”).

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended December 31, 2017 and for all open tax years (years ended December 31, 2014–December 31, 2016), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2017, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally separates the portion of realized gains and losses on investments in debt securities resulting from changes in the foreign exchange rates from that which is due to changes in market prices of debt securities. Gains or losses attributable to changes in foreign exchange rates are included in the Statement of Operations under “Net realized gain (loss) on foreign currencies.” The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

LVIP PIMCO Low Duration Bond Fund–23

LVIP PIMCO Low Duration Bond Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Repurchase Agreements–The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on December 29, 2017, and matured on the next business day.

Reverse Repurchase Agreements–The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells securities to a bank or broker/dealer and agrees to repurchase the securities at an agreed upon date and price. The Fund will maintain, in a segregated account with its custodian, cash, cash equivalents or U.S. government securities in an amount sufficient to cover its obligations under reverse repurchase agreements. The Fund will subject its reverse repurchase agreements to the borrowing provisions set forth in the 1940 Act. The use of reverse repurchase agreements by the Fund creates leverage, which increases the Fund’s investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the costs of the agreements, the Fund’s earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case. For the year ended December 31, 2017, the Fund had average reverse repurchase agreements of $177,930,724, for which it paid interest of $1,782,096 at an average rate of 1.00%. The interest paid is included in “Interest expense on reverse repurchase agreements and securities sold short” on the Statement of Operations. At December 31, 2017, the Fund pledged $528,978,102 in securities and $825,000 in cash as collateral for reverse repurchase agreements.

The type of underlying collateral and the remaining maturity of open reverse repurchase agreements in relation to the reverse repurchase agreements on the Schedule of Investments is as follows:

Reverse Repurchase Agreements	Open/Demand	Remaining Contracted Maturity of the Agreements				Total
		Overnight	Up to 30 days	31-90 days	Greater Than 90 Days But Less Than One Year
U.S. Treasury Obligations	$—	$—	$(220,523,875)	$(310,609,888)	$—	$(531,133,763)

Short Sales–The Fund may make short sales in an attempt to protect against declines in an individual security or the overall market, to manage duration, or for such other purposes consistent with the Fund’s investment objective and strategies. Typically, short sales are transactions in which the Fund sells a security it does not own and, at the time a short sale is effected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases it for delivery to the lender. The price at such time may be more or less than the price at which the security was sold by the Fund. When a short sale transaction is closed out by delivery of the security, any gain or loss on the transaction generally is taxable as short-term capital gain or loss. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale, and potentially additional margin, will be retained by the broker from whom the security is borrowed, to the extent necessary to meet margin requirements, until the short position is closed out. For the year ended December 31, 2017, the Fund paid $129,861 in interest, which included in “Interest expense on reverse repurchase agreements and securities sold short” on the Statement of Operations.

Cash and Cash Equivalents–Cash and cash equivalents include deposits held at financial institutions, which are available for the Fund’s use with no restrictions, with original maturities of 90 days or less.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset-and mortgage-backed securities are classified as interest income. In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as

LVIP PIMCO Low Duration Bond Fund–24

LVIP PIMCO Low Duration Bond Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

and when such income is earned. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this agreement is included in “Custodian fees” on the Statement of Operations with the corresponding expense offset shown as “Expenses paid indirectly.”

2. Management Fees and Other Transactions with Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.50% of the average daily net assets of the Fund. The fee is calculated daily and paid monthly. LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.05% of the Fund’s average daily net assets in excess $500 million. This agreement will continue through at least April 30, 2018, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

Effective May 1, 2017, LIAC has contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses exceed 0.54% of the average daily net assets for the Standard Class and 0.79% for the Service Class. This agreement will continue through at least April 30, 2018, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

Pacific Investment Management Company (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2017, costs for these administrative and legal services were as follows:

Administrative	$63,088
Legal	11,170

Lincoln Life also provides certain contract holder and additional corporate services to the Fund. Effective May 1, 2017, the Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund’s average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $51,042 for the year ended December 31, 2017.

The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.

At December 31, 2017, the Fund had receivables due from and liabilities payable to affiliates as follows:

Expense reimbursement receivable from LIAC	$7,989
Management fees payable to LIAC	435,025
Distribution fees payable to LFD	91,671
Shareholder servicing fees payable to Lincoln Life	26,667

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2017, the Fund engaged in securities purchases of $41,108,508 and securities sales of $178,101,389, which resulted in net realized gains of $837,047.

LVIP PIMCO Low Duration Bond Fund–25

LVIP PIMCO Low Duration Bond Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions with Affiliates (continued)

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

3. Investments

For the year ended December 31, 2017, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than U.S. government securities	$353,301,624
Purchases of U.S. government securities	16,046,142,452
Sales other than U.S. government securities	671,864,807
Sales of U.S. government securities	15,688,945,008

At December 31, 2017, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:

Cost of investments and derivatives	$1,588,233,870

Aggregate unrealized appreciation of investments and derivatives	$6,101,057
Aggregate unrealized depreciation of investments and derivatives	(7,480,576)

Net unrealized depreciation of investments and derivatives	$(1,379,519)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1– inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2– other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3– inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

LVIP PIMCO Low Duration Bond Fund–26

LVIP PIMCO Low Duration Bond Fund

Notes to Financial Statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2017:

	Level 1	Level 2	Total
Investments:

Assets:

Agency Asset-Backed Security	$—	$2,650,207	$2,650,207
Agency Collateralized Mortgage Obligations	—	94,260,326	94,260,326
Agency Commercial Mortgage-Backed Security	—	9,989,578	9,989,578
Corporate Bonds	—	515,237,199	515,237,199
Loan Agreements	—	4,687,130	4,687,130
Municipal Bond	—	2,235,246	2,235,246
Non-Agency Asset-Backed Securities	—	83,389,535	83,389,535
Non-Agency Collateralized Mortgage Obligations	—	4,373,425	4,373,425
Non-Agency Commercial Mortgage-Backed Securities	—	27,791,293	27,791,293
Sovereign Bonds	—	196,689,738	196,689,738
Supranational Bank	—	19,880,880	19,880,880
U.S. Treasury Obligations	—	559,718,263	559,718,263
Preferred Stock	—	7,945,245	7,945,245
Short-Term Investments	—	78,514,017	78,514,017

Total Investments	$—	$1,607,362,082	$1,607,362,082

Liabilities:

Security Sold Short	$—	$(18,226,659)	$(18,226,659)

Derivatives:
Assets:
Foreign Currency Exchange Contracts	$—	$1,315,495	$1,315,495

Futures Contracts	$2,429,945	$—	$2,429,945

Swap Contracts	$—	$866,165	$866,165

Liabilities:
Foreign Currency Exchange Contracts	$—	$(1,774,645)	$(1,774,645)

Futures Contracts	$(2,288,861)	$—	$(2,288,861)

Swap Contracts	$—	$(2,659,295)	$(2,659,295)

Reverse Repurchase Agreements	$—	$(531,133,763)	$(531,133,763)

Options Written	$—	$(169,876)	$(169,876)

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2017, there were no material transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2017 and 2016 was as follows:

	Year Ended
	12/31/17	12/31/16
Ordinary income	$17,680,637	$18,154,587
Long-term capital gains	—	2,365,275

Total	$17,680,637	$20,519,862

LVIP PIMCO Low Duration Bond Fund–27

LVIP PIMCO Low Duration Bond Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis

As of December 31, 2017, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$1,088,589,278
Undistributed ordinary income	1,292,618
Capital loss carryforward	(684,368)
Net unrealized appreciation	(1,379,519)

Net assets	$1,087,818,009

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales, straddles losses, mark-to-market of futures contracts, mark-to-market of foreign currency exchange contracts, Treasury Inflation-Protected Securities deflationary adjustments, and swap contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, swap contracts, and paydowns gain (loss) on asset- and mortgage-backed securities. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2017, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$(1,452,807)	$1,452,807

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

As of December 31, 2017, the Fund had the following capital loss carryforwards for federal income tax purposes:

Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$684,368	$—	$684,368

In 2017, the Fund utilized $1,742,092 of capital loss carryforwards.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/17	12/31/16
Shares sold:
Standard Class	11,703,073	6,279,545
Service Class	15,488,228	25,402,193
Shares reinvested:
Standard Class	1,114,259	1,449,409
Service Class	647,934	594,362

	28,953,494	33,725,509
Shares redeemed:
Standard Class	(25,005,021)	(9,875,791)
Service Class	(11,194,022)	(11,396,888)

	(36,199,043)	(21,272,679)

Net increase (decrease)	(7,245,549)	12,452,830

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio

LVIP PIMCO Low Duration Bond Fund–28

LVIP PIMCO Low Duration Bond Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the futures but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

During the year ended December 31, 2017, the Fund used foreign currency exchange contracts to fix the U.S. dollar value of a security between trade date and settlement date; to hedge the U.S. dollar value of securities it already owned that were denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions.

Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund’s investments; to facilitate investments in portfolio securities; and to reduce cost. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. At December 31, 2017, the Fund pledged $611,319 in securities and $1,286,000 in cash as collateral for futures contracts.

During the year ended December 31, 2017, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.

Options Contracts–During the year ended December 31, 2017, the Fund entered into options contracts in the normal course of pursuing its investment objective and strategies. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; to facilitate investments in portfolio securities; as a cash management tool; and to generate income. The Fund may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid at the close of the transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. When buying options, the Fund is subject to counterparty risk.

During the year ended December 31, 2017, the Fund used options contracts to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions; to protect the value of portfolio securities; to generate income and to facilitate investments in portfolio securities.

Swap Contracts–The Fund enters into interest rate swap contracts and CDS contracts in the normal course of pursuing its investment objective and strategies. The Fund may use interest rate swaps to manage the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return, or to gain exposure to certain securities or markets.

LVIP PIMCO Low Duration Bond Fund–29

LVIP PIMCO Low Duration Bond Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

Interest Rate Swaps–An interest rate swap contract is an exchange of interest rates between counterparties. An interest rate swap generally involves one party making payments based on a fixed interest rate in return for payments from a counterparty based on a variable or floating interest rate. The Fund may enter into either side of such a swap contract. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from (paid to) the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for cleared swaps, trading these instruments through a central counterparty.

During the year ended December 31, 2017, the Fund used interest rate swap contracts to manage the Fund’s sensitivity to interest rates or to hedge against changes in interest rates.

Credit Default Swaps–A CDS contract is a risk-transfer instrument through which one party (a purchaser of protection) transfers to another party (a seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular referenced security or basket of securities, such as an index. In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the counterparty the agreed-upon value for the reference security or basket of securities. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended December 31, 2017, the Fund entered into CDS contracts as a seller of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. Initial margin and variation margin are posted to counterparties for centrally cleared CDS basket trades, as determined by the applicable central counterparty. No CDS contracts were outstanding at December 31, 2017.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for cleared swaps, trading these instruments through a central counterparty.

During the year ended December 31, 2017, the Fund used CDS contracts to gain exposure to certain securities or markets.

Swaps Generally–The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Schedule of Investments.

At December 31, 2017, the Fund pledged $2,853,819 in securities and $186,000 in cash as collateral for open swap contracts. At December 31, 2017, the Fund also pledged $260,709 and $365,217 as securities with Morgan Stanley Capital Services LLC and Goldman Sachs Capital, respectively, as collateral for certain open derivatives. The Fund received $720,000 and $380,000 of cash collateral from BNP Paribas and Morgan Stanley Capital Services LLC, respectively, as collateral for certain open derivatives. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the counterparty due to any loss on the collateral invested.

LVIP PIMCO Low Duration Bond Fund–30

LVIP PIMCO Low Duration Bond Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

Fair values of derivative instruments as of December 31, 2017 were as follows:

	Asset Derivatives	Fair Value	Liability Derivatives	Fair Value
	Statement of Assets and Liabilities Location		Statement of Assets and Liabilities Location
Foreign currency exchange contracts (Currency contracts)	Unrealized appreciation on foreign currency exchange contracts	$1,315,495	Unrealized depreciation on foreign currency exchange contracts	$(1,774,645)
Options written (Interest rate contracts)	Options written, at value	—	Options written, at value	(169,876)
Futures contracts (Interest rate contracts)*	Variation margin due to broker on futures contracts	2,429,945	Variation margin due to broker on futures contracts	(2,288,861)
Swap contracts (Interest rate contracts)**	Variation margin due from brokers on centrally cleared interest rate swap contracts	866,165	Variation margin due from brokers on centrally cleared interest rate swap contracts	(2,659,295)

Total		$4,611,605		$(6,892,677)

*Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2017. Only variation margin is reported on the “Statement of assets and liabilities.”

**Includes cumulative appreciation (depreciation) of centrally cleared interest rate swap contracts from the date the contracts were opened through Dec. 31, 2017. Only variation margin is reported on the “Statement of assets and liabilities.”

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2017 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$(8,051,945)	$(1,103,179)
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	1,852,937	—
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	742,376	(1,419,903)
Options purchased (Currency contracts)	Net realized gain (loss) from options purchased and net change in unrealized appreciation (depreciation) of options purchased	(21,887)	—
Options purchased (Interest rate contracts)	Net realized gain (loss) from options purchased and net change in unrealized appreciation (depreciation) of options purchased	(121,133)	(69,582)
Options written (Interest rate contracts)	Net realized gain (loss) from options written and net change in unrealized appreciation (depreciation) of options written	1,099,206	(187,924)
Swap contracts (Credit contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	—	(8,625)
Swap contracts (Interest rate contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	(2,259,538)	89,615

Total		$(6,759,984)	$(2,699,598)

LVIP PIMCO Low Duration Bond Fund–31

LVIP PIMCO Low Duration Bond Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2017.

	Long Derivative Volume		Short Derivative Volume
Foreign currency exchange contracts (average cost)	USD	8,860,119	USD	124,271,130
Futures contracts (average notional value)	USD	452,699,466	USD	476,499,116
Options contracts (average value)	USD	87,884	USD	124,504
CDS contracts (average notional value)*	USD	—	USD	512,749
Interest rate swap contracts (average notional value)**	MXN	940,443,825	MXN	—
Interest rate swap contracts (average notional value)**	USD	1,392,041,434	USD	257,661,355

*Long represents buying protection and short represents selling protection.

**Long represents paying floating interest payments and short represents receiving floating interest payments.

In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out), netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

At December 31, 2017, the Fund had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

Counterparty	Gross Value of Derivative Assets	Gross Value of Derivative Liability	Net Position
BNP Paribas	$1,053,675	$ (700,850)	$ 352,825
Goldman Sachs Capital	261,816	(800,308)	(538,492)
JPMorgan Chase Bank	4	(273,487)	(273,483)
Morgan Stanley & Co	3,710	—	3,710

Total	$1,319,205	$(1,774,645)	$(455,440)

Counterparty	Net Position	Fair Value of Non Cash Collateral Received	Cash Collateral Received	Fair Value of Non Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure(a)
BNP Paribas	$352,825	$—	$—	$—	$—	$352,825
Goldman Sachs Capital	(538,492)	—	—	365,217		(173,275)
JPMorgan Chase Bank	(273,483)	—	—	—	—	(273,483)
Morgan Stanley & Co	3,710	—	—	—	—	3,710

Total	$(455,440)	$—	$—	$365,217	$—	$(90,223)

Repurchase Agreements

Repurchase agreements are entered into by a the Fund under Master Repurchase Agreements (each, an “MRA”). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund would recognize a liability with respect to such excess collateral. The liability

LVIP PIMCO Low Duration Bond Fund–32

LVIP PIMCO Low Duration Bond Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

reflects the Fund’s obligation under bankruptcy law to return the excess to the counterparty. As of December 31, 2017, the following table is a summary of the Fund’s repurchase agreements by counterparty which are subject to offset under an MRA:

Counterparty	Repurchase Agreement	Fair Value of Non Cash Collateral Received	Cash Collateral Received	Net Collateral Received	Net Exposure(a)
JPMorgan Chase	$19,900,000	$(19,900,000)	$—	$(19,900,000)	$—

Reverse repurchase agreements

Reverse repurchase transactions are entered into by the Fund under Master Reverse Repurchase Agreements (each, an “MRRA”), which permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. With reverse repurchase transactions, typically the Fund and the counterparties are permitted to sell, repledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRRA, the Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRRA counterparty, the Fund is considered unsecured creditors with respect to excess collateral and, as such, the return of excess collateral may be delayed. As of December 31, 2017, the following table is a summary of the Fund’s reverse repurchase agreements by counterparty which are subject to offset under an MRRA:

Counterparty	Reverse Repurchase Agreements	Fair Value of Non Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure(a)
Credit Agriole	$(43,215,263)	$43,187,498	$—	$(27,765)
JPMorgan Chase	(260,673,875)	259,331,780	445,000	(897,095)
Royal Bank of Canada	(227,244,625)	226,458,824	380,000	(405,801)

Total	$(531,133,763)	$528,978,102	$825,000	$(1,330,661)

(a)Net exposure represents the receivable (payable) that would be due from (to) the counterparty in an event of default.

8. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s or Ba or lower by Moody’s Investors Service, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund invests in fixed income securities whose values are derived from an underlying pool of mortgages or consumer loans. The values of these securities are sensitive to changes in economic conditions, including delinquencies and defaults, and may be adversely affected by changes in interest rates and shifts in the market’s perception of issuers. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (“CMOs”). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security).

LVIP PIMCO Low Duration Bond Fund–33

LVIP PIMCO Low Duration Bond Fund

Notes to Financial Statements (continued)

8. Credit and Market Risk (continued)

The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on a CMO’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities, even if the securities are rated in the highest rating categories.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Recent Regulatory Reporting Updates

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amended Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. As of August 1, 2017, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.

11. Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

12. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP PIMCO Low Duration Bond Fund–34

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of LVIP PIMCO Low Duration Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of LVIP PIMCO Low Duration Bond Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedule of investments, as of December 31, 2017, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the period from May 1, 2014 (commencement of operations) through December 31, 2014, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2017, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended and the period from May 1, 2014 (commencement of operations) through December 31, 2014, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.

Philadelphia, Pennsylvania

February 22, 2018

LVIP PIMCO Low Duration Bond Fund–35

LVIP PIMCO Low Duration Bond Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2017, the Fund reports distributions paid during the year as follows:

(B) Ordinary Income Distributions (Tax Basis)
100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 22-23 and September 11-12, 2017, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various sub-advisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the sub-advisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the sub-advisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information (including total return and standard deviation) provided by Morningstar for the standard class of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2017. The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Funds, and had delegated those duties to unaffiliated sub-advisers responsible for investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the sub-adviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the sub-advisers’ investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the investment management fees were higher than the median investment management fee of the Morningstar peer group. The Board considered that LIAC

LVIP PIMCO Low Duration Bond Fund–36

LVIP PIMCO Low Duration Bond Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

had implemented an advisory fee waiver on assets over $500 million through April 30, 2018. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver and expense limitation through April 30, 2018 and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Pacific Investment Management Company LLC (“PIMCO”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by PIMCO under the subadvisory agreement. The Board considered the services provided by PIMCO, the backgrounds of the portfolio managers and PIMCO’s investment strategy. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.

Performance. The Board reviewed the Fund’s total return and standard deviation compared to the total return and standard deviation of a peer group of funds included in the Morningstar Short-Term Bond funds category and the Bank of America Merrill Lynch US Treasuries 1-3 Yr TR USD index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and the benchmark index for the one year period. The Board considered that the Fund commenced operations in May 2014, which provided a limited period of time to evaluate investment performance. The Board determined that the services provided by PIMCO were satisfactory.

Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule which contains a breakpoint and considered the contractual fee rates charged to other funds and accounts with an investment strategy similar to the Fund. The Board considered that LIAC compensates PIMCO from its fees and that the subadvisory fee schedule was negotiated between LIAC and PIMCO, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.

Profitability and Fallout Benefits. The Board considered information provided by PIMCO regarding PIMCO’s estimated profitability in providing subadvisory services to the Fund, and noted that the subadvisory fee was negotiated between LIAC and PIMCO, an unaffiliated party, and that LIAC compensates PIMCO from its fees. The Board reviewed materials provided by PIMCO as to any additional benefits it receives, and noted that PIMCO stated that it may derive indirect benefits due to an increase in total assets under management.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.

LVIP PIMCO Low Duration Bond Fund– 37

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.

The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.

The term Fund Complex includes the 92 series of Lincoln Variable Insurance Products Trust.

Interested Trustee

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	Formerly: Lincoln Advisors Trust

* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of both the Advisor and The Lincoln National Life Insurance Company, the parent company of the Trust’s Adviser.

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	92	Formerly: Lincoln Advisors Trust

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	Formerly: Lincoln Advisors Trust

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	Formerly: Lincoln Advisors Trust

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Formerly: Lincoln Advisors Trust

LVIP PIMCO Low Duration Bond Fund–38

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Charles I. Plosser*** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Public Governor for the Financial Industry Regulatory Authority (FINRA); Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	92	Rochester Gas and Electric Corporation

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Associated Grocers of New England (Director Emeritus); Formerly: Lincoln Trust Advisors

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	Formerly: Lincoln Advisors Trust

Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	92	St. Vincent Health; Formerly: Lincoln Advisors Trust

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	92	Formerly: Lincoln Advisors Trust

Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012	92	Trustee of FundVantage Trust

** Steve A. Cobb, is the son-in-law of Kenneth G. Stella.

*** Charles I. Plosser was appointed Trustee effective January 1, 2018.

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.

Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.

LVIP PIMCO Low Duration Bond Fund–39

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.

Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Vice President, Secretary, and Chief Legal Officer	Since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President and Chief Compliance Officer, Lincoln National Corporation; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Deputy General Counsel, Janney Montgomery Scott LLC.

Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.

Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.

John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

LVIP PIMCO Low Duration Bond Fund–40

LVIP Select Core Equity Managed Volatility Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2017

LVIP Select Core Equity Managed

Volatility Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Select Core Equity Managed Volatility Fund

2017 Annual Report Commentary (unaudited)

LVIP Select Core Equity Managed Volatility Fund

2017 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation

Subadvised by: SSGA Funds Management, Inc.

The Fund returned 19.03% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2017, while its benchmark, the S&P 500® Index1 returned 21.83% during the same period.

Because of expectations related to the pro-growth agenda espoused by newly-elected President Trump and U.S. Republicans, which included tax reform and less regulation, the US equity markets began 2017 positively as a continuation of the momentum experienced after Trump’s election in November 2016. Furthermore, economies outside of the U.S. largely continued accommodative monetary policies and, in many cases, expansionary fiscal policies, that were also supportive to non-U.S. equity markets from the outset of the year. As the year progressed, the International Monetary Fund (“the IMF”) upwardly revised economic growth estimates for many non-U.S. economies, including the European Union, Japan and many emerging market countries, with U.S economic growth being revised upward to a lesser extent. This synchronized global economic growth was the foundation for equity markets generating strong positive returns in 2017, along with non-U.S. equity markets outperforming U.S. equity markets for the first time since 2012 because many of those economies are in the early stages of an earnings recovery cycle. It is also notable that these returns were generated while encountering historically low volatility throughout the year.

As we expected, the Federal Reserve continued its path toward normalization of interest rates, with three 25-basis point interest rate increases during 2017 that brought the target Fed Funds rate to 1.25% - 1.50%. Despite these increases to short-term interest rates and a forecast of continued increases in 2018 and beyond, longer term interest rates stayed stubbornly low as the U.S. 10-year Treasury yield ended 2017 seven basis points lower than the end of 2016, and actually spent most of the year even lower. This dynamic, combined with credit spreads steadily tightening throughout 2017, allowed the major fixed income indexes to register positive returns.

For the full year, there was wide dispersion across investment style and size. Growth stocks outperformed value stocks across most asset classes. Additionally, large cap stocks outperformed small cap stocks, with emerging market equities being the notable exception where small cap stocks outperformed large cap stocks. The Information Technology sector was the leading performer, by a wide margin, in the U.S equity markets, with Energy and Telecom being the notable laggards. An interesting dynamic that manifested itself seemed to be that one or two industries seemed to dominate positive returns within each sector. For example, refining led the energy sector by a wide margin, homebuilders and casinos led the consumer sector, etc.

The Fund consists of U.S. equities with a large cap blend orientation. The Fund has meaningful exposure to equity income stocks, as reflected by an above-benchmark dividend yield. This higher yielding portion of the portfolio was out of favor during 2017 and contributed to Fund underperformance versus the benchmark.

The volatility management overlay component of the Fund did not have a meaningful impact on relative performance during 2017. During the past year, global equity markets experienced historically low levels of volatility, which allowed for the Fund’s volatility management overlay to be less impactful to overall Fund results given that volatility management strategies are designed to add value in the bear market portion of market cycles.

Portfolio Managers:
Lincoln Investment Advisors Corporation:	Jay Shearon Amritansh Tewary Alex Zeng

SSGA Funds Management, Inc.:	Timothy Furbush Lorne Johnson Michael Martel Philip Lee

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 5/1/13 through 12/31/17

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Select Core Equity Managed Volatility Fund shares on 5/1/13 (commencement of operations). As the chart shows, by 12/31/17, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $14,837 for the Standard Class shares and to $14,598 for the Service Class shares. For comparison, look at how the S&P 500® Index did over the same period. The same $10,000 investment would have increased to $18,462. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP Select Core Equity Managed Volatility Fund–1

LVIP Select Core Equity Managed Volatility Fund

2017 Annual Report Commentary (unaudited) (continued)

Average annual total returns on investment	Ended 12/31/17

Standard Class Shares
One Year	+ 19.03%
Inception (5/1/13)	+ 8.81%

Service Class Shares
One Year	+ 18.62%
Inception (5/1/13)	+ 8.44%

1.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.

LVIP Select Core Equity Managed Volatility Fund–2

LVIP Select Core Equity Managed Volatility Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2017 to December 31, 2017

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers and reimbursements in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Annualized Expense Ratio	Expenses Paid During Period 7/1/17 to 12/31/17*

Actual
Standard Class Shares	$1,000.00	$1,090.20	0.10%	$0.53
Service Class Shares	1,000.00	1,088.30	0.45%	2.37

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.70	0.10%	$0.51
Service Class Shares	1,000.00	1,022.94	0.45%	2.29

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies (“Underlying Funds”). In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in the table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP Select Core Equity Managed Volatility Fund–3

LVIP Select Core Equity Managed Volatility Fund

Security Type/Sector Allocation (unaudited)

As of December 31, 2017

Security Type/Sector	Percentage of Net Assets
Investment Companies	99.92%
Equity Funds	95.07%
Money Market Fund	4.85%
Total Value of Securities	99.92%
Receivables and Other Assets Net of Liabilities	0.08%
Total Net Assets	100.00%

LVIP Select Core Equity Managed Volatility Fund–4

LVIP Select Core Equity Managed Volatility Fund

Statement of Net Assets

December 31, 2017

	Number of Shares	Value (U.S. $)

INVESTMENT COMPANIES–99.92%
Equity Funds–95.07%
Fidelity®–
XVIP Contrafund® Portfolio	8,324,778	$315,842,076
XVIP Equity-Income Portfolio	5,652,644	135,041,663

		450,883,739

	Number of Shares	Value (U.S. $)

INVESTMENT COMPANIES (continued)
Money Market Fund–4.85%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 1.15%)	22,980,228	$22,980,228

		22,980,228

Total Investment Companies (Cost $396,779,843)		473,863,967

TOTAL VALUE OF SECURITIES–99.92% (Cost $396,779,843)	473,863,967
« RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.08%	381,561

NET ASSETS APPLICABLE TO 35,185,150 SHARES OUTSTANDING–100.00%	$474,245,528

NET ASSET VALUE PER SHARE–LVIP SELECT CORE EQUITY MANAGED VOLATILITY FUND STANDARD CLASS ($137,992 / 10,232 Shares)	$13.486

NET ASSET VALUE PER SHARE–LVIP SELECT CORE EQUITY MANAGED VOLATILITY FUND SERVICE CLASS ($474,107,536 / 35,174,918 Shares)	$13.479

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2017:
Shares of beneficial interest (unlimited authorization–no par)	$401,102,936
Accumulated net realized loss on investments	(4,228,991)
Net unrealized appreciation of investments and derivatives	77,371,583

TOTAL NET ASSETS	$474,245,528

X	Initial Class.

«

Includes $816,212 cash collateral held at broker for futures contracts, $40,297 due to custodian, $76,714 variation margin due to broker on futures contracts, $186,100 payable for fund shares redeemed, $184,854 due to manager and affiliates, $24,410 other accrued expenses payable, and $13,955 expense reimbursement receivable from Lincoln Investment Advisors Corporation as of December 31, 2017.

The following futures contracts were outstanding at December 31, 2017:1

Futures Contracts

Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation	Value/ Unrealized Depreciation
Currency Contracts:
5	British Pound	$423,656	$418,265	3/20/18	$5,391	$—
4	Euro	603,775	591,012	3/20/18	12,763	—
4	Japanese Yen	445,700	442,687	3/20/18	3,013	—

					21,167	—

Equity Contracts:
140	E-mini S&P 500 Index	18,732,000	18,495,368	3/19/18	236,632	—
14	E-mini S&P MidCap 400 Index	2,663,360	2,642,341	3/19/18	21,019	—
14	Euro STOXX 50 Index	586,751	600,909	3/19/18	—	(14,158)
4	FTSE 100 Index	412,498	393,939	3/19/18	18,559	—
3	Nikkei 225 Index (OSE)	605,724	601,480	3/9/18	4,244	—

					280,454	(14,158)

Total Futures Contracts					$301,621	$(14,158)

LVIP Select Core Equity Managed Volatility Fund–5

LVIP Select Core Equity Managed Volatility Fund

Statement of Net Assets (continued)

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amounts presented above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

Summary of Abbreviations:

FTSE–Financial Times Stock Exchange

OSE–Osaka Securities Exchange

S&P–Standard & Poor’s

See accompanying notes, which are an integral part of the financial statements.

LVIP Select Core Equity Managed Volatility Fund–6

LVIP Select Core Equity Managed Volatility Fund

Statement of Operations

Year Ended December 31, 2017

INVESTMENT INCOME:
Dividends from investment companies	$5,459,381

EXPENSES:
Management fees	3,233,291
Distribution fees-Service Class	1,616,155
Shareholder servicing fees	90,409
Accounting and administration expenses	61,081
Professional fees	33,897
Reports and statements to shareholders	33,250
Trustees’ fees and expenses	12,760
Custodian fees	8,879
Consulting fees	5,212
Pricing fees	233
Other	3,699

5,098,866
Less:
Management fees waived	(2,863,772)
Expenses reimbursed	(156,820)
Expenses paid indirectly	(220)

Total operating expenses	2,078,054

NET INVESTMENT INCOME	3,381,327

NET REALIZED AND UNREALIZED GAIN:
Net realized gain from:
Distributions from investment companies	18,845,668
Sale of investments in investment companies	382,178
Foreign currencies	11,786
Futures contracts	4,710,812

Net realized gain	23,950,444

Net change in unrealized appreciation (depreciation) of:
Investments in investment companies	51,197,573
Foreign currencies	24
Futures contracts	366,419

Net change in unrealized appreciation (depreciation)	51,564,016

NET REALIZED AND UNREALIZED GAIN	75,514,460

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$78,895,787

See accompanying notes, which are an integral part of the financial statements.

LVIP Select Core Equity Managed Volatility Fund

Statements of Changes in Net Assets

	Year Ended

	12/31/17	12/31/16
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$3,381,327	$3,074,512
Net realized gain (loss)	23,950,444	(10,148,502)
Net change in unrealized appreciation (depreciation)	51,564,016	35,622,530

Net increase in net assets resulting from operations	78,895,787	28,548,540

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(3,342)	(2,275)
Service Class	(9,995,368)	(3,425,776)
Net realized gain on investments:
Standard Class	(862)	—
Service Class	(2,977,091)	—

	(12,976,663)	(3,428,051)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	71	176,681
Service Class	20,604,984	52,561,579
Reinvestment of dividends and distributions:
Standard Class	4,204	2,275
Service Class	12,972,459	3,425,776

	33,581,718	56,166,311

Cost of shares redeemed:
Standard Class	(98,219)	(604,095)
Service Class	(76,249,435)	(73,865,272)

	(76,347,654)	(74,469,367)

Decrease in net assets derived from capital share transactions	(42,765,936)	(18,303,056)

NET INCREASE IN NET ASSETS	23,153,188	6,817,433
NET ASSETS:
Beginning of year	451,092,340	444,274,907

End of year	$474,245,528	$451,092,340

Undistributed net investment income	$—	$28,801

See accompanying notes, which are an integral part of the financial statements.

LVIP Select Core Equity Managed Volatility Fund–7

LVIP Select Core Equity Managed Volatility Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Select Core Equity Managed Volatility Fund Standard Class
					5/1/13[2] to 12/31/13
	Year Ended
	12/31/17	12/31/16[1]	12/31/15	12/31/14

Net asset value, beginning of period	$11.684	$11.081	$11.839	$11.459	$10.000

Income (loss) from investment operations:
Net investment income[3]	0.138	0.112	0.119	0.141	0.224
Net realized and unrealized gain (loss)	2.086	0.619	(0.688)	0.570	1.346

Total from investment operations	2.224	0.731	(0.569)	0.711	1.570

Less dividends and distributions from:
Net investment income	(0.336)	(0.128)	(0.189)	(0.331)	(0.111)
Net realized gain	(0.086)	—	—	—	—

Total dividends and distributions	(0.422)	(0.128)	(0.189)	(0.331)	(0.111)

Net asset value, end of period	$13.486	$11.684	$11.081	$11.839	$11.459

Total return[4]	19.03%	6.59%	(4.81% )	6.18%	15.70%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$138	$210	$626	$448	$229
Ratio of expenses to average net assets[5]	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.75%	0.75%	0.77%	0.80%	1.24%
Ratio of net investment income to average net assets	1.08%	1.03%	1.02%	1.20%	3.09%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.43%	0.38%	0.35%	0.50%	1.95%
Portfolio turnover	11%	44%	7%	6%	2%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.

[2]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[3]	The average shares outstanding method has been applied for per share information.

[4]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Select Core Equity Managed Volatility Fund–8

LVIP Select Core Equity Managed Volatility Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Select Core Equity Managed Volatility Fund Service Class
		Year Ended			5/1/13[2] to 12/31/13
	12/31/17	12/31/16[1]	12/31/15	12/31/14

Net asset value, beginning of period	$11.681	$11.082	$11.838	$11.459	$10.000

Income (loss) from investment operations:
Net investment income[3]	0.094	0.076	0.078	0.100	0.202
Net realized and unrealized gain (loss)	2.082	0.612	(0.686)	0.568	1.342

Total from investment operations	2.176	0.688	(0.608)	0.668	1.544

Less dividends and distributions from:
Net investment income	(0.292)	(0.089)	(0.148)	(0.289)	(0.085)
Net realized gain	(0.086)	—	—	—

Total dividends and distributions	(0.378)	(0.089)	(0.148)	(0.289)	(0.085)

Net asset value, end of period	$13.479	$11.681	$11.082	$11.838	$11.459

Total return[4]	18.62%	6.22%	(5.15% )	5.81%	15.44%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$474,108	$450,882	$443,649	$290,592	$101,106
Ratio of expenses to average net assets[5]	0.45%	0.45%	0.45%	0.45%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	1.10%	1.10%	1.12%	1.15%	1.59%
Ratio of net investment income to average net assets	0.73%	0.68%	0.67%	0.85%	2.74%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.08%	0.03%	0.00%	0.15%	1.60%
Portfolio turnover	11%	44%	7%	6%	2%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.

[2]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[3]	The average shares outstanding method has been applied for per share information.

[4]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Select Core Equity Managed Volatility Fund–9

LVIP Select Core Equity Managed Volatility Fund

Notes to Financial Statements

December 31, 2017

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 92 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Select Core Equity Managed Volatility Fund. The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund operates under a fund of funds structure and invests substantially all of its assets in other open-end investment companies, primarily the Fidelity® - VIP Contrafund® Portfolio and VIP Equity-Income Portfolio (collectively, the “Underlying Funds”). The Fund is advised by Lincoln Investment Advisors Corporation (“LIAC”). The Fidelity® - VIP Contrafund® Portfolio and VIP Equity-Income Portfolio, which are advised by an unaffiliated adviser, invest primarily in U.S. and foreign stocks, bonds and money market instruments. In addition to investment company investments, the Fund employs an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility. Financial statements for the Underlying Funds can be found at www.sec.gov.

The Fund’s investment objective is to seek capital appreciation.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–The Fund values Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information. Investments in government money market funds have a stable NAV. Futures contracts are valued at the daily quoted settlement prices.

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund’s federal income tax return through the year ended December 31, 2017 and for the open tax years (years ended December 31, 2014-December 31, 2016), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2017, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.

LVIP Select Core Equity Managed Volatility Fund–10

LVIP Select Core Equity Managed Volatility Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this arrangement is included in “Custodian fees” on the Statement of Operations with the corresponding expense offset shown as “Expenses paid indirectly.”

2. Management Fees and Other Transactions With Affiliates

LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.70% of the average daily net assets of the Fund. The fee is calculated daily and paid monthly. The fee is in addition to the management fees indirectly paid to the investment advisers of the Underlying Funds. LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.62% of the Fund’s average daily net assets. This agreement will continue through at least April 30, 2018, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.

SSGA Funds Management, Inc. (the “Sub-Adviser”) is responsible for managing the Fund’s volatility management overlay. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

LIAC has contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.10% of the average daily net assets for the Standard Class and 0.45% for the Service Class. This agreement will continue through at least April 30, 2018, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2017, costs for these administrative and legal services were as follows:

Administrative	$26,164
Legal	4,574

Lincoln Life also provides certain contract holder and additional corporate services to the Fund. Effective May 1, 2017, the Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund’s average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and Statements to Shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $24,876 for the year ended December 31, 2017.

The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.

In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.

LVIP Select Core Equity Managed Volatility Fund–11

LVIP Select Core Equity Managed Volatility Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

At December 31, 2017, the Fund had receivables due from and liabilities payable to affiliates as follows:

Expense reimbursement receivable from LIAC	$13,955
Management fees payable to LIAC	32,226
Distribution fees payable to LFD	140,946
Shareholder servicing fees payable to Lincoln Life	11,682

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

3. Investments

For the year ended December 31, 2017, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$47,072,227
Sales	67,566,399

At December 31, 2017, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:

Cost of investments and derivatives	$416,470,903

Aggregate unrealized appreciation of investments and derivatives	$77,088,368
Aggregate unrealized depreciation of investments and derivatives	(19,407,845)

Net unrealized appreciation of investments and derivatives	$57,680,523

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2017:

Level 1
Investments:
Assets:
Investment Companies	$473,863,967

Derivatives:
Assets:
Futures Contracts	$301,621

Liabilities:
Futures Contracts	$(14,158)

There were no Level 3 investments at the beginning or end of the year.

LVIP Select Core Equity Managed Volatility Fund–12

LVIP Select Core Equity Managed Volatility Fund

Notes to Financial Statements (continued)

3. Investments (continued)

During the year ended December 31, 2017, there were no material transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2017 and 2016 was follows:

	Year Ended
	12/31/17	12/31/16
Ordinary income	$12,355,669	$3,428,051
Long-term capital gains	620,994	—

Total	$12,976,663	$3,428,051

5. Components of Net Assets on a Tax Basis

As of December 31, 2017, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$401,102,936
Undistributed long-term capital gains	15,462,069
Net unrealized appreciation	57,680,523

Net assets	$474,245,528

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales and mark-to-market of futures contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, re-designation of dividends and distributions, and distributions received from Underlying Funds. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2017, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$6,588,582	$(6,588,582)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/17	12/31/16
Shares sold:
Standard Class	6	16,613
Service Class	1,613,105	4,869,418
Shares reinvested:
Standard Class	310	194
Service Class	959,314	292,263

	2,572,735	5,178,488

Shares redeemed:
Standard Class	(8,067)	(55,273)
Service Class	(5,996,477)	(6,597,740)

	(6,004,544)	(6,653,013)

Net decrease	(3,431,809)	(1,474,525)

LVIP Select Core Equity Managed Volatility Fund–13

LVIP Select Core Equity Managed Volatility Fund

Notes to Financial Statements (continued)

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts–The Fund may use futures in the normal course of pursuing its investment objectives and strategies. The Fund may invest in futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund’s investments; to facilitate investments in portfolio securities; and to reduce cost. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

During the year ended December 31, 2017, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool and to hedge currency risks associated with the Fund’s investments.

Fair values of derivative instruments as of December 31, 2017 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Currency contracts)	Receivables and other assets net of liabilities	$21,167	Receivables and other assets net of liabilities	$—
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	280,454	Receivables and other assets net of liabilities	(14,158)

Total		$301,621		$(14,158)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2017 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$81,344	$41,280
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	4,629,468	325,139

Total		$4,710,812	$366,419

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2017.

	Long Derivative Volume	Short Derivative Volume
Futures contracts (Average notional value)	$30,489,284	$—

8. Market Risk

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

LVIP Select Core Equity Managed Volatility Fund–14

LVIP Select Core Equity Managed Volatility Fund

Notes to Financial Statements (continued)

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Recent Regulatory Reporting Updates

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amended Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. As of August 1, 2017, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.

11. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Select Core Equity Managed Volatility Fund–15

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of LVIP Select Core Equity Managed Volatility Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of LVIP Select Core Equity Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the period from May 1, 2013 (commencement of operations) through December 31, 2013, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended and the period from May 1, 2013 (commencement of operations) through December 31, 2013, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.

Philadelphia, Pennsylvania

February 22, 2018

LVIP Select Core Equity Managed Volatility Fund–16

LVIP Select Core Equity Managed Volatility Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2017, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
4.79%	95.21%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 22-23 and September 11-12, 2017, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with State Street Global Advisors (“SSGA”) (collectively, with the investment management agreement, the “Advisory Agreements” and each individually an “Advisory Agreement”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data, and SSGA prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and SSGA provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and SSGA provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed. The Board determined that, given the totality of the information provided with respect to the Advisory Agreements, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding the structure of portfolio manager compensation, brokerage practices, risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement.

Performance. The Board reviewed performance information (including total return and standard deviation) provided by Morningstar for the standard class of each Fund compared to the return of a benchmark index for the one, three and five year periods, as applicable, ended March 31, 2017. The Board noted LIAC’s view that the performance peer group of mutual funds provided by Morningstar provided little comparative value as the performance peer group did not generally include an actively managed volatility management overlay. The Board also considered an in-person presentation by representatives of Oliver Wyman, an independent management consulting firm, that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of risk control funds from 11 variable annuity sponsors.

The Board considered that LIAC had delegated day-to-day portfolio management of the Risk-Management Sleeve to SSGA and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model. The Board also considered an in-person presentation by representatives of SSGA regarding the performance of the Managed Volatility Funds sub-advised by SSGA as well as presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve. The Board also considered that in February, 2016, the managed volatility model was adjusted with the intention that the risk overlay

LVIP Select Core Equity Managed Volatility Fund–17

LVIP Select Core Equity Managed Volatility Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

would reduce the negative contribution to returns in certain markets while maintaining market downturn protection. The Board noted LIAC’s view that it expects the negative impact of the volatility management overlay to dampen over a full market cycle. The Board concluded that LIAC had appropriately reviewed and monitored SSGA’s performance.

The Board reviewed the Fund’s total return and standard deviation compared to the total return and standard deviation of the S&P 500 Daily Risk Control 10% Total Return USD Index. The Board noted that the Fund’s total return was above the return of the benchmark index for the one year period and below the return of the benchmark index for the three year period. The Board also considered that the Fund had been restructured in February 2016 to add an additional underlying fund for increased diversification. The Board concluded that the services provided by LIAC were satisfactory.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar expense peer group and category median. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2018. The Board noted that the investment management fee for the Fund was the same as the median management fee of the Morningstar expense peer group without giving effect to the advisory fee waiver and was lower than the median management fee of the Morningstar expense peer group giving effect to the advisory fee waiver. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an expense limitation through April 30, 2018 and an advisory fee waiver and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA on behalf of the each of the Funds, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board reviewed the services provided by SSGA, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of SSGA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.

Performance. The Board considered that SSGA’s responsibility was to implement trading based on the managed volatility model and that traditional measures of performance would not be relevant in assessing SSGA’s implementation of the model. The Board also considered that in February, 2016, the managed volatility model was adjusted with the intention that the risk overlay would reduce the negative contribution to returns in certain markets while maintaining market downturn protection. The Board noted LIAC’s view that it expects the negative impact of the volatility management overlay to dampen over a full market cycle. The Board also considered various in-person presentations related to the performance of the Risk-Management Sleeve by representatives of SSGA and Oliver Wyman. The Board concluded that the services provided by SSGA were satisfactory.

Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule, noted that SSGA stated that it did not provide similar managed volatility subadvisory services to other investment companies. The Board considered that LIAC compensates SSGA from its fees and that the subadvisory fee schedule was negotiated between LIAC and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.

Profitability and Fallout Benefits. The Board noted that the subadvisory fee schedule was negotiated between LIAC and SSGA, an unaffiliated third party, and that LIAC compensates SSGA from its fees. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Fund in the marketplace and its ability to leverage resources.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.

LVIP Select Core Equity Managed Volatility Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.

The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.

The term Fund Complex includes the 92 series of Lincoln Variable Insurance Products Trust.

Interested Trustee

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	Formerly: Lincoln Advisors Trust

* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of both the Advisor and The Lincoln National Life Insurance Company, the parent company of the Trust’s Adviser.

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	92	Formerly: Lincoln Advisors Trust

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	Formerly: Lincoln Advisors Trust

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	Formerly: Lincoln Advisors Trust

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Formerly: Lincoln Advisors Trust

LVIP Select Core Equity Managed Volatility Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Charles I. Plosser*** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Public Governor for the Financial Industry Regulatory Authority (FINRA); Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	92	Rochester Gas and Electric Corporation

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Associated Grocers of New England (Director Emeritus); Formerly: Lincoln Trust Advisors

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	Formerly: Lincoln Advisors Trust

Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	92	St. Vincent Health; Formerly: Lincoln Advisors Trust

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	92	Formerly: Lincoln Advisors Trust

Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012	92	Trustee of FundVantage Trust

** Steve A. Cobb, is the son-in-law of Kenneth G. Stella.

*** Charles I. Plosser was appointed Trustee effective January 1, 2018.

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.

Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.

LVIP Select Core Equity Managed Volatility Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.

Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Vice President, Secretary, and Chief Legal Officer	Since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President and Chief Compliance Officer, Lincoln National Corporation; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Deputy General Counsel, Janney Montgomery Scott LLC.

Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.

Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.

John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

LVIP Select Core Equity Managed Volatility Fund–21

LVIP SSGA Index Allocation Funds

LVIP SSGA Conservative Index Allocation Fund

LVIP SSGA Moderate Index Allocation Fund

LVIP SSGA Moderately Aggressive Index Allocation Fund

LVIP SSGA Structured Allocation Funds

LVIP SSGA Conservative Structured Allocation Fund

LVIP SSGA Moderate Structured Allocation Fund

LVIP SSGA Moderately Aggressive Structured Allocation Fund

each a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2017

LVIP SSGA Allocation Funds

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Funds’ proxy voting procedures and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSGA Index Allocation Funds

2017 Annual Report Commentary (unaudited)

Advised by: Lincoln Investments Advisors Corporation

The LVIP SSGA Conservative Index Allocation Fund returned 10.72% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2017, while its benchmark, the Conservative Index Allocation Composite1 returned 11.22% and its broad-based benchmark index, the Bloomberg Barclays U.S. Aggregate Bond Index2, returned 3.54%.

The LVIP SSGA Moderate Index Allocation Fund returned 14.55% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2017, while its benchmark, the Moderate Index Allocation Composite3 returned 15.06% and its broad-based benchmark index, the S&P 500® Index4, returned 21.83%.

The LVIP SSGA Moderately Aggressive Index Allocation Fund returned 16.97% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2017, while its benchmark, the Moderately Aggressive Index Allocation Composite5 returned 17.47% and its broad-based benchmark index, the S&P 500® Index, returned 21.83%.

Because of expectations related to the pro-growth agenda espoused by newly-elected President Trump and U.S. Republicans, which included tax reform and less regulation, the US equity markets began 2017 positively as a continuation of the momentum experienced after Trump’s election in November 2016. Furthermore, economies outside of the U.S. largely continued accommodative monetary policies and, in many cases, expansionary fiscal policies, that were also supportive to non-U.S. equity markets from the outset of the year. As the year progressed, the International Monetary Fund (the “IMF”) upwardly revised economic growth estimates for many non-U.S. economies, including the European Union, Japan and many emerging market countries, with U.S economic growth being revised upward to a lesser extent. This synchronized global economic growth was the foundation for equity markets generating strong positive returns in 2017, along with non-U.S. equity markets outperforming U.S. equity markets for the first time since 2012 because many of those economies are in the early stages of an earnings recovery cycle. It is also notable that these returns were generated while encountering historically low volatility throughout the year.

As we expected, the Federal Reserve continued its path toward normalization of interest rates, with three 25-basis point interest rate increases during 2017 that brought the target Fed Funds rate to 1.25% - 1.50%. Despite these increases to short-term interest rates and a forecast of continued increases in 2018 and beyond, longer term interest rates stayed stubbornly low as the U.S. 10-year Treasury yield ended 2017 seven basis points lower than the end of 2016, and actually spent most of the year even lower. This dynamic, combined with credit spreads steadily tightening throughout 2017, allowed the major fixed income indexes to register positive returns.

For the full year, there was wide dispersion across investment style and size. Growth stocks outperformed value stocks across most asset classes. Additionally, large cap stocks outperformed small cap stocks, with emerging market equities being the notable exception where small cap stocks outperformed large cap stocks. The Information Technology sector was the leading performer, by a wide margin, in the U.S equity markets, with Energy and Telecom being the notable laggards. An interesting dynamic that manifested itself seemed to be that one or two industries seemed to dominate positive returns within each sector. For example, refining led the energy sector by a wide margin, homebuilders and casinos led the consumer sector, etc.

The performance of the LVIP SSGA Index Allocation Funds for 2017 was mainly driven by the Funds asset allocation and the underlying index funds. The Funds solely utilize passive investment options within the Funds asset allocation. The performance results were in line with their respective benchmarks for U.S. equity, non-U.S. equity and fixed income asset classes. From an absolute return standpoint, the non-U.S. equity allocations posted the largest returns, outperforming U.S. equity markets and fixed income.

Portfolio Managers:
Lincoln Investment Advisors Corporation:	Maria Ma
Amritansh Tewary
Jay Shearon

The views expressed represent the Manager’s assessment of the Funds and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP SSGA Allocation Funds–1

LVIP SSGA Index Allocation Funds

2017 Annual Report Commentary (unaudited) (continued)

LVIP SSGA Conservative Index Allocation Fund

Growth of $10,000 invested 8/2/10 through 12/31/17

This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Conservative Index Allocation Fund shares on 8/2/10 (commencement of operations). As the chart shows, by 12/31/17, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $15,183 for the Standard Class shares and to $14,905 for the Service Class shares. For comparison, look at how the Conservative Index Allocation Composite did from 8/2/10 through 12/31/17. The same $10,000 investment would have increased to $15,849. For additional comparison, the Bloomberg Barclays U.S. Aggregate Bond Index would have increased to $12,479. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/17

Standard Class Shares
One Year	+ 10.72%
Five Years	+ 5.19%
Inception (8/2/10)	+ 5.79%

Service Class Shares
One Year	+ 10.44%
Five Years	+ 4.93%
Inception (8/2/10)	+ 5.52%

LVIP SSGA Moderate Index Allocation Fund

Growth of $10,000 invested 8/2/10 through 12/31/17

This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Moderate Index Allocation Fund shares on 8/2/10 (commencement of operations). As the chart shows, by 12/31/17, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $16,910 for the Standard Class shares and to $16,600 for the Service Class shares. For comparison, look at how the Moderate Index Allocation Composite did from 8/2/10 through 12/31/17. The same $10,000 investment would have increased to $17,760. For additional comparison, the S&P 500® Index would have increased to $27,789. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/17

Standard Class Shares
One Year	+ 14.55%
Five Years	+ 7.16%
Inception (8/2/10)	+ 7.33%

Service Class Shares
One Year	+ 14.27%
Five Years	+ 6.90%
Inception (8/2/10)	+ 7.07%

LVIP SSGA Allocation Funds–2

LVIP SSGA Index Allocation Funds

2017 Annual Report Commentary (unaudited) (continued)

LVIP SSGA Moderately Aggressive Index Allocation Fund

Growth of $10,000 invested 8/2/10 through 12/31/17

This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Moderately Aggressive Index Allocation Fund shares on 8/2/10 (commencement of operations). As the chart shows, by 12/31/17, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $17,571 for the Standard Class shares and to $17,248 for the Service Class shares. For comparison, look at how the Moderately Aggressive Index Allocation Composite did from 8/2/10 through 12/31/17. The same $10,000 investment would have increased to $18,483. For additional comparison, the S&P 500® Index would have increased to $27,789. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/17

Standard Class Shares
One Year	+ 16.97%
Five Years	+ 8.00%
Inception (8/2/10)	+ 7.89%

Service Class Shares
One Year	+ 16.67%
Five Years	+ 7.73%
Inception (8/2/10)	+ 7.62%
1.

The Conservative Index Allocation Composite is an unmanaged index compiled by LIAC, the Fund’s adviser. The Conservative Index Allocation Composite is constructed as follows: 17% S&P 500® Index, 3% S&P MidCap 400® Index, 2% Russell 2000® Index, 14% MSCI EAFE® NR Index, 4% MSCI EAFE Emerging Markets NR Index, 50% Bloomberg Barclays U.S. Aggregate Bond Index and 10% Bloomberg Barclays U.S. TIPS Index.

2.

The Bloomberg Barclays U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million par amount outstanding.

3.

The Moderate Index Allocation Composite is an unmanaged index compiled by LIAC, the Fund’s adviser. The Moderate Index Allocation Composite is constructed as follows: 24% S&P 500® Index, 6% S&P MidCap 400® Index, 4% Russell 2000® Index, 20% MSCI EAFE® NR Index, 6% MSCI Emerging Markets NR Index, 30% Bloomberg Barclays U.S. Aggregate Bond Index and 10% Bloomberg Barclays U.S. TIPS Index.

4.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.

5.

The Moderately Aggressive Index Allocation Composite is an unmanaged index compiled by LIAC, the Fund’s adviser. The Moderately Aggressive Index Allocation Composite is constructed as follows: 26% S&P 500® Index, 7% S&P MidCap 400® Index, 5% Russell 2000® Index, 22% MSCI EAFE® NR Index, 10% MSCI Emerging Markets NR Index, 25% Bloomberg Barclays U.S. Aggregate Bond Index and 5% Bloomberg Barclays U.S. TIPS Index.

LVIP SSGA Allocation Funds–3

LVIP SSGA Structured Allocation Funds

2017 Annual Report Commentary (unaudited) (continued)

Advised by: Lincoln Investments Advisors Corporation

The LVIP SSGA Conservative Structured Allocation Fund returned 9.70% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2017, while its benchmark, the Conservative Structured Allocation Composite1 returned 11.22% and its broad-based benchmark index, the Bloomberg Barclays U.S. Aggregate Bond Index2, returned 3.54%.

The LVIP SSGA Moderate Structured Allocation Fund returned 13.15% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2017, while its benchmark, the Moderate Structured Allocation Composite3 returned 15.06% and its broad-based benchmark index, the S&P 500® Index4, returned 21.83%.

The LVIP SSGA Moderately Aggressive Structured Allocation Fund returned 14.89% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2017, while its benchmark, the Moderately Aggressive Structured Allocation Composite5 returned 17.47% and its broad-based benchmark index, the S&P 500® Index, returned 21.83%.

Because of expectations related to the pro-growth agenda espoused by newly-elected President Trump and U.S. Republicans, which included tax reform and less regulation, the US equity markets began 2017 positively as a continuation of the momentum experienced after Trump’s election in November 2016. Furthermore, economies outside of the U.S. largely continued accommodative monetary policies and, in many cases, expansionary fiscal policies, that were also supportive to non-U.S. equity markets from the outset of the year. As the year progressed, the International Monetary Fund (the “IMF”) upwardly revised economic growth estimates for many non-U.S. economies, including the European Union, Japan and many emerging market countries, with U.S economic growth being revised upward to a lesser extent. This synchronized global economic growth was the foundation for equity markets generating strong positive returns in 2017, along with non-U.S. equity markets outperforming U.S. equity markets for the first time since 2012 because many of those economies are in the early stages of an earnings recovery cycle. It is also notable that these returns were generated while encountering historically low volatility throughout the year.

As we expected, the Federal Reserve continued its path toward normalization of interest rates, with three 25-basis point interest rate increases during 2017 that brought the target Fed Funds rate to 1.25% - 1.50%. Despite these increases to short-term interest rates and a forecast of continued increases in 2018 and beyond, longer term interest rates stayed stubbornly low as the U.S. 10-year Treasury yield ended 2017 seven basis points lower than the end of 2016, and actually spent most of the year even lower. This dynamic, combined with credit spreads steadily tightening throughout 2017, allowed the major fixed income indexes to register positive returns.

For the full year, there was wide dispersion across investment style and size. Growth stocks outperformed value stocks across most asset classes. Additionally, large cap stocks outperformed small cap stocks, with emerging market equities being the notable exception where small cap stocks outperformed large cap stocks. The Information Technology sector was the leading performer, by a wide margin, in the U.S equity markets, with Energy and Telecom being the notable laggards. An interesting dynamic that manifested itself seemed to be that one or two industries seemed to dominate positive returns within each sector. For example, refining led the energy sector by a wide margin, homebuilders and casinos led the consumer sector, etc.

The performance of the LVIP SSGA Structured Allocation Funds and their underlying sleeves were impacted by market conditions and style factors during 2017. The Funds primarily invest in structured index funds, which maintain a value bias. Allocations to the structured index funds detracted from the Funds relative returns, as value underperformed growth during the year. Conversely, allocations that favored growth or core generally contributed to the Funds relative performance. The fixed income allocations within the LVIP SSGA Structured Allocation Funds delivered positive returns in 2017.

Portfolio Managers:
Lincoln Investment Advisors Corporation:	Maria Ma
Amritansh Tewary
Jay Shearon

The views expressed represent the Manager’s assessment of the Funds and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP SSGA Allocation Funds–4

LVIP SSGA Structured Allocation Funds

2017 Annual Report Commentary (unaudited) (continued)

LVIP SSGA Conservative Structured Allocation Fund

Growth of $10,000 invested 8/2/10 through 12/31/17

This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Conservative Structured Allocation Fund shares on 8/2/10 (commencement of operations). As the chart shows, by 12/31/17, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $15,163 for the Standard Class shares and to $14,887 for the Service Class shares. For comparison, look at how the Conservative Structured Allocation Composite did from 8/2/10 through 12/31/17. The same $10,000 investment would have increased to $15,844. For additional comparison, the Bloomberg Barclays U.S. Aggregate Bond Index would have increased to $12,479. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/17

Standard Class Shares
One Year	+ 9.70%
Five Years	+ 5.38%
Inception (8/2/10)	+ 5.77%

Service Class Shares
One Year	+ 9.43%
Five Years	+ 5.12%
Inception (8/2/10)	+ 5.51%

LVIP SSGA Moderate Structured Allocation Fund

Growth of $10,000 invested 8/2/10 through 12/31/17

This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Moderate Structured Allocation Fund shares on 8/2/10 (commencement of operations). As the chart shows, by 12/31/17, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $16,892 for the Standard Class shares and to $16,583 for the Service Class shares. For comparison, look at how the Moderate Structured Allocation Composite did from 8/2/10 through 12/31/17. The same $10,000 investment would have increased to $17,760. For additional comparison, the S&P 500® Index would have increased to $27,789. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/17

Standard Class Shares
One Year	+ 13.15%
Five Years	+ 7.45%
Inception (8/2/10)	+ 7.32%

Service Class Shares
One Year	+ 12.86%
Five Years	+ 7.19%
Inception (8/2/10)	+ 7.05%

LVIP SSGA Allocation Funds–5

LVIP SSGA Structured Allocation Funds

2017 Annual Report Commentary (unaudited) (continued)

LVIP SSGA Moderately Aggressive Structured Allocation Fund

Growth of $10,000 invested 8/2/10 through 12/31/17

This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Moderately Aggressive Structured Allocation Fund shares on 8/2/10 (commencement of operations). As the chart shows, by 12/31/17, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $17,775 for the Standard Class shares and to $17,449 for the Service Class shares. For comparison, look at how the Moderately Aggressive Structured Allocation Composite did from 8/2/10 through 12/31/17. The same $10,000 investment would have increased to $18,483. For additional comparison, the S&P 500® Index would have increased to $27,789. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/17

Standard Class Shares
One Year	+ 14.89%
Five Years	+ 8.23%
Inception (8/2/10)	+ 8.06%

Service Class Shares
One Year	+ 14.61%
Five Years	+ 7.97%
Inception (8/2/10)	+ 7.79%
1.

The Conservative Structured Allocation Composite is an unmanaged index compiled by LIAC, the Fund’s adviser. The Conservative Structured Allocation Composite is constructed as follows: 17% S&P 500® Index, 3% S&P MidCap 400® Index, 2% Russell 2000® Index, 14% MSCI EAFE® NR Index, 4% MSCI EAFE Emerging Markets NR Index, 50% Bloomberg Barclays U.S. Aggregate Bond Index and 10% Bloomberg Barclays U.S. TIPS Index.

2.

The Bloomberg Barclays U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U. S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million par amount outstanding.

3.

The Moderate Structured Allocation Composite is an unmanaged index compiled by LIAC, the Fund’s adviser. The Moderate Structured Allocation Composite is constructed as follows: 24% S&P 500® Index, 6% S&P MidCap 400® Index, 4% Russell 2000® Index, 20% MSCI EAFE® NR Index, 6% MSCI Emerging Markets NR Index, 30% Bloomberg Barclays U.S. Aggregate Bond Index and 10% Bloomberg Barclays U. S. TIPS Index.

4.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.

5.

The Moderately Aggressive Structured Allocation Composite is an unmanaged index compiled by LIAC, the Fund’s adviser. The Moderately Aggressive Structured Allocation Composite is constructed as follows: 26% S&P 500® Index, 7% S&P MidCap 400® Index, 5% Russell 2000® Index, 22% MSCI EAFE® NR Index, 10% MSCI Emerging Markets NR Index, 25% Bloomberg Barclays U.S. Aggregate Bond Index and 5% Bloomberg Barclays U.S. TIPS Index.

LVIP SSGA Allocation Funds–6

LVIP SSGA Allocation Funds

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2017 to December 31, 2017

Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold each Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of a Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Expense Analyses are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analyses are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017.

Actual Expenses

The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the tables, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds’ actual expenses shown in the tables reflect fee waivers and reimbursements in effect.

LVIP SSGA Conservative Index Allocation Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Annualized Expense Ratio	Expenses Paid During Period 7/1/17 to 12/31/17*
Actual
Standard Class Shares	$1,000.00	$1,048.80	0.20%	$1.03
Service Class Shares	1,000.00	1,047.50	0.45%	2.32
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.20	0.20%	$1.02
Service Class Shares	1,000.00	1,022.94	0.45%	2.29

LVIP SSGA Moderate Index Allocation Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Annualized Expense Ratio	Expenses Paid During Period 7/1/17 to 12/31/17*
Actual
Standard Class Shares	$1,000.00	$1,067.90	0.21%	$1.09
Service Class Shares	1,000.00	1,066.50	0.46%	2.40
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.15	0.21%	$1.07
Service Class Shares	1,000.00	1,022.89	0.46%	2.35

LVIP SSGA Moderately Aggressive Index Allocation Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Annualized Expense Ratio	Expenses Paid During Period 7/1/17 to 12/31/17*
Actual
Standard Class Shares	$1,000.00	$1,078.60	0.22%	$1.15
Service Class Shares	1,000.00	1,077.30	0.47%	2.46
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.10	0.22%	$1.12
Service Class Shares	1,000.00	1,022.84	0.47%	2.40

LVIP SSGA Allocation Funds–7

LVIP SSGA Allocation Funds

Disclosure

OF FUND EXPENSES (unaudited) (continued)

LVIP SSGA Conservative Structured

Allocation Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Annualized Expense Ratio	Expenses Paid During Period 7/1/17 to 12/31/17*
Actual
Standard Class Shares	$1,000.00	$1,043.50	0.22%	$1.13
Service Class Shares	1,000.00	1,042.20	0.47%	2.42
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.10	0.22%	$1.12
Service Class Shares	1,000.00	1,022.84	0.47%	2.40

LVIP SSGA Moderate Structured

Allocation Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Annualized Expense Ratio	Expenses Paid During Period 7/1/17 to 12/31/17*
Actual
Standard Class Shares	$1,000.00	$1,060.30	0.21%	$1.09
Service Class Shares	1,000.00	1,059.00	0.46%	2.39
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.15	0.21%	$1.07
Service Class Shares	1,000.00	1,022.89	0.46%	2.35

LVIP SSGA Moderately Aggressive Structured Allocation Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Annualized Expense Ratio	Expenses Paid During Period 7/1/17 to 12/31/17*
Actual
Standard Class Shares	$1,000.00	$1,066.90	0.21%	$1.09
Service Class Shares	1,000.00	1,065.60	0.46%	2.39
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.15	0.21%	$1.07
Service Class Shares	1,000.00	1,022.89	0.46%	2.35

*	“Expenses Paid During Period” are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Each Fund operates under a fund of funds structure. Each Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Funds’ expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP SSGA Allocation Funds–8

LVIP SSGA Index Allocation Funds

Security Type/Sector Allocations (unaudited)

As of December 31, 2017

LVIP SSGA Conservative Index Allocation Fund

Security Type/Sector	Percentage of Net Assets

Affiliated Investments	85.76%

Investment Companies	85.76%

Equity Funds	22.13%
Fixed Income Fund	49.52%
International Equity Fund	14.11%
Unaffiliated Investments	13.96%

Investment Companies	13.96%

Fixed Income Fund	9.85%
International Equity Fund	4.06%
Money Market Fund	0.05%

Total Value of Securities	99.72%

Receivables and Other Assets Net of Liabilities	0.28%

Total Net Assets	100.00%

LVIP SSGA Moderate Index Allocation Fund

Security Type/Sector	Percentage of Net Assets

Affiliated Investments	84.11%

Investment Companies	84.11%

Equity Funds	34.20%
Fixed Income Fund	29.73%
International Equity Fund	20.18%
Unaffiliated Investments	16.08%

Investment Companies	16.08%

Fixed Income Fund	9.86%
International Equity Fund	6.09%
Money Market Fund	0.13%

Total Value of Securities	100.19%

Liabilities Net of Receivables and Other Assets	(0.19%	)

Total Net Assets	100.00%

LVIP SSGA Moderately Aggressive Index Allocation Fund

Security Type/Sector	Percentage of Net Assets

Affiliated Investments	84.99%

Investment Companies	84.99%

Equity Funds	38.14%
Fixed Income Fund	24.71%
International Equity Fund	22.14%
Unaffiliated Investments	15.16%

Investment Companies	15.16%

Fixed Income Fund	4.92%
International Equity Fund	10.13%
Money Market Fund	0.11%

Total Value of Securities	100.15%

Liabilities Net of Receivables and Other Assets	(0.15%	)

Total Net Assets	100.00%

LVIP SSGA Allocation Funds–9

LVIP SSGA Structured Allocation Funds

Security Type/Sector Allocations (unaudited) (continued)

As of December 31, 2017

LVIP SSGA Conservative Structured

Allocation Fund

Security Type/Sector	Percentage of Net Assets

Affiliated Investments	90.16%

Investment Companies	90.16%

Equity Funds	22.20%
Fixed Income Fund	49.72%
International Equity Funds	18.24%
Unaffiliated Investments	9.89%

Investment Company	9.89%

Fixed Income Fund	9.89%
Total Value of Securities	100.05%

Liabilities Net of Receivables and Other Assets	(0.05%	)

Total Net Assets	100.00%

LVIP SSGA Moderate Structured Allocation Fund

Security Type/Sector	Percentage of Net Assets

Affiliated Investments	100.09%

Investment Companies	100.09%

Equity Funds	34.20%
Fixed Income Funds	39.61%
International Equity Funds	26.28%
Unaffiliated Investment	0.06%

Investment Company	0.06%

Money Market Fund	0.06%
Total Value of Securities	100.15%

Liabilities Net of Receivables and Other Assets	(0.15%	)

Total Net Assets	100.00%

LVIP SSGA Moderately Aggressive Structured Allocation Fund

Security Type/Sector	Percentage of Net Assets

Affiliated Investments	95.06%

Investment Companies	95.06%

Equity Funds	38.09%
Fixed Income Fund	24.71%
International Equity Funds	32.26%
Unaffiliated Investment	4.92%

Investment Company	4.92%

Fixed Income Fund	4.92%
Total Value of Securities	99.98%

Receivables and Other Assets Net of Liabilities	0.02%

Total Net Assets	100.00%

LVIP SSGA Allocation Funds–10

LVIP SSGA Conservative Index Allocation Fund

Schedule of Investments

December 31, 2017

Number of Shares		Value (U.S. $)

AFFILIATED INVESTMENTS–85.76%
INVESTMENT COMPANIES–85.76%
Equity Funds–22.13%
*Lincoln Variable Insurance Products Trust–
LVIP SSGA Mid-Cap Index Fund	249,350	$3,255,264
LVIP SSGA S&P 500 Index Fund	1,008,803	18,546,850
LVIP SSGA Small-Cap Index Fund	68,437	2,171,703

		23,973,817

Fixed Income Fund–49.52%
*Lincoln Variable Insurance Products Trust– LVIP SSGA Bond Index Fund	4,776,502	53,644,893

		53,644,893

International Equity Fund–14.11%
*Lincoln Variable Insurance Products Trust– LVIP SSGA International Index Fund	1,543,651	15,291,408

		15,291,408

Total Affiliated Investments (Cost $78,790,422)		92,910,118

Number of Shares		Value (U.S. $)

UNAFFILIATED INVESTMENTS–13.96%
INVESTMENT COMPANIES–13.96%
Fixed Income Fund–9.85%
SPDR® Bloomberg Barclays TIPS ETF	189,768	$10,674,450

		10,674,450

International Equity Fund–4.06%
iShares Core MSCI Emerging Markets ETF	77,209	4,393,192

		4,393,192

Money Market Fund–0.05%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 1.15%)	56,049	56,049

		56,049

Total Unaffiliated Investments (Cost $13,957,098)		15,123,691

TOTAL VALUE OF SECURITIES–99.72% (Cost $92,747,520)	108,033,809
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.28%	308,022

NET ASSETS APPLICABLE TO 8,278,530 SHARES OUTSTANDING–100.00%	$108,341,831

*	Standard Class shares.

Summary of Abbreviations:

ETF–Exchange-Traded Fund

MSCI–Morgan Stanley Capital International

S&P–Standard & Poor’s

SPDR–Standard & Poor’s Depositary Receipt

TIPS–Treasury Inflation-Protected Securities

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Allocation Funds–11

LVIP SSGA Moderate Index Allocation Fund

Schedule of Investments

December 31, 2017

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENTS–84.11%
INVESTMENT COMPANIES–84.11%
Equity Funds–34.20%
*Lincoln Variable Insurance Products Trust–
LVIP SSGA Mid-Cap Index Fund	1,742,201	$22,744,435
LVIP SSGA S&P 500 Index Fund	4,975,035	91,466,013
LVIP SSGA Small-Cap Index Fund	478,176	15,173,953

		129,384,401

Fixed Income Fund–29.73%
*Lincoln Variable Insurance Products Trust– LVIP SSGA Bond Index Fund	10,011,778	112,442,283

		112,442,283

International Equity Fund–20.18%
*Lincoln Variable Insurance Products Trust– LVIP SSGA International Index Fund	7,703,856	76,314,402

		76,314,402

Total Affiliated Investments (Cost $254,756,050)		318,141,086

Number of Shares		Value (U.S. $)

UNAFFILIATED INVESTMENTS–16.08%
INVESTMENT COMPANIES–16.08%
Fixed Income Fund–9.86%
SPDR® Bloomberg Barclays TIPS ETF	663,225	$37,306,406

		37,306,406

International Equity Fund–6.09%
iShares Core MSCI Emerging Markets ETF	404,727	23,028,966

		23,028,966

Money Market Fund–0.13%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 1.15%)	502,772	502,772

		502,772

Total Unaffiliated Investments (Cost $56,310,786)		60,838,144

TOTAL VALUE OF SECURITIES–100.19% (Cost $311,066,836)	378,979,230
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.19%)	(706,614)

NET ASSETS APPLICABLE TO 25,811,551 SHARES OUTSTANDING–100.00%	$378,272,616

*	Standard Class shares.

Summary of Abbreviations:

ETF–Exchange-Traded Fund

MSCI–Morgan Stanley Capital International

S&P–Standard & Poor’s

SPDR–Standard & Poor’s Depositary Receipt

TIPS–Treasury Inflation-Protected Securities

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Allocation Funds–12

LVIP SSGA Moderately Aggressive Index Allocation Fund

Schedule of Investments

December 31, 2017

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENTS–84.99%
INVESTMENT COMPANIES–84.99%
Equity Funds–38.14%
*Lincoln Variable Insurance Products Trust–
LVIP SSGA Mid-Cap Index Fund	1,856,078	$24,231,097
LVIP SSGA S&P 500 Index Fund	4,921,486	90,481,518
LVIP SSGA Small-Cap Index Fund	545,817	17,320,408

		132,033,023

Fixed Income Fund–24.71%
*Lincoln Variable Insurance Products Trust– LVIP SSGA Bond Index Fund	7,618,852	85,567,321

		85,567,321

International Equity Fund–22.14%
*Lincoln Variable Insurance Products Trust– LVIP SSGA International Index Fund	7,738,338	76,655,975

		76,655,975

Total Affiliated Investments (Cost $229,945,776)		294,256,319

Number of Shares		Value (U.S. $)

UNAFFILIATED INVESTMENTS–15.16%
INVESTMENT COMPANIES–15.16%
Fixed Income Fund–4.92%
SPDR® Bloomberg Barclays TIPS ETF	302,777	$17,031,206

		17,031,206

International Equity Fund–10.13%
iShares Core MSCI Emerging Markets ETF	615,946	35,047,328

		35,047,328

Money Market Fund–0.11%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 1.15%)	389,717	389,717

		389,717

Total Unaffiliated Investments (Cost $45,772,021)		52,468,251

TOTAL VALUE OF SECURITIES–100.15% (Cost $275,717,797)	346,724,570
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.15%)	(511,679)

NET ASSETS APPLICABLE TO 22,814,761 SHARES OUTSTANDING–100.00%	$346,212,891

*	Standard Class shares.

Summary of Abbreviations:

ETF–Exchange-Traded Fund

MSCI–Morgan Stanley Capital International

S&P–Standard & Poor’s

SPDR–Standard & Poor’s Depositary Receipt

TIPS–Treasury Inflation-Protected Securities

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Allocation Funds–13

LVIP SSGA Conservative Structured Allocation Fund

Schedule of Investments

December 31, 2017

Number of Shares		Value (U.S. $)

AFFILIATED INVESTMENTS–90.16%
INVESTMENT COMPANIES–90.16%
Equity Funds–22.20%
*Lincoln Variable Insurance Products Trust–
LVIP SSGA Large Cap 100 Fund	1,254,308	$17,453,702
LVIP SSGA Mid-Cap Index Fund	333,175	4,349,596
LVIP SSGA S&P 500 Index Fund	951,528	17,493,843
LVIP SSGA Small-Cap Index Fund	137,172	4,352,882
LVIP SSGA Small-Mid Cap 200 Fund	322,909	4,346,682

		47,996,705

Fixed Income Fund–49.72%
*Lincoln Variable Insurance Products Trust– LVIP SSGA Bond Index Fund	9,572,128	107,504,572

		107,504,572

International Equity Funds–18.24%
*Lincoln Variable Insurance Products Trust–
LVIP SSGA Developed International 150 Fund	1,628,951	15,299,104
LVIP SSGA Emerging Markets 100 Fund	889,907	8,830,546
LVIP SSGA International Index Fund	1,546,939	15,323,977

		39,453,627

Total Affiliated Investments (Cost $169,879,730)		194,954,904

Number of Shares		Value (U.S. $)

UNAFFILIATED INVESTMENT–9.89%
INVESTMENT COMPANY–9.89%
Fixed Income Fund–9.89%
SPDR® Bloomberg Barclays TIPS ETF	380,263	$21,389,794

Total Unaffiliated Investment (Cost $20,947,665)		21,389,794

TOTAL VALUE OF SECURITIES–100.05% (Cost $190,827,395)	216,344,698
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.05%)	(114,414)

NET ASSETS APPLICABLE TO 17,942,897 SHARES OUTSTANDING–100.00%	$216,230,284

*	Standard Class shares.

Summary of Abbreviations:

ETF–Exchange-Traded Fund

S&P–Standard & Poor’s

SPDR–Standard & Poor’s Depositary Receipt

TIPS–Treasury Inflation-Protected Securities

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Allocation Funds–14

LVIP SSGA Moderate Structured Allocation Fund

Schedule of Investments

December 31, 2017

Number of Shares		Value (U.S. $)

AFFILIATED INVESTMENTS–100.09%
INVESTMENT COMPANIES–100.09%
Equity Funds–34.20%
*Lincoln Variable Insurance Products Trust–
LVIP SSGA Large Cap 100 Fund	8,276,257	$115,164,122
LVIP SSGA Mid-Cap Index Fund	2,931,296	38,268,075
LVIP SSGA S&P 500 Index Fund	6,278,244	115,425,510
LVIP SSGA Small-Cap Index Fund	905,136	28,722,690
LVIP SSGA Small-Mid Cap 200 Fund	2,130,765	28,682,225

		326,262,622

Fixed Income Funds–39.61%
*Lincoln Variable Insurance Products Trust–
LVIP SSGA Bond Index Fund	25,264,648	283,747,261
SPDR® Bloomberg Barclays TIPS ETF	1,673,256	94,120,650

		377,867,911

International Equity Funds–26.28%
*Lincoln Variable Insurance Products Trust–
LVIP SSGA Developed International 150 Fund	10,236,840	96,144,405
LVIP SSGA Emerging Markets 100 Fund	5,872,412	58,271,949
LVIP SSGA International Index Fund	9,721,327	96,299,467

		250,715,821

Total Affiliated Investments (Cost $808,982,521)		954,846,354

Number of Shares		Value (U.S. $)

UNAFFILIATED INVESTMENT–0.06%
INVESTMENT COMPANY–0.06%
Money Market Fund–0.06%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 1.15%)	563,193	$563,193

Total Unaffiliated Investment (Cost $563,193)		563,193

TOTAL VALUE OF SECURITIES–100.15% (Cost $809,545,714)	955,409,547
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.15%)	(1,404,837)

NET ASSETS APPLICABLE TO 72,521,801 SHARES OUTSTANDING–100.00%	$954,004,710

*	Standard Class shares.

Summary of Abbreviations:

ETF–Exchange-Traded Fund

S&P–Standard & Poor’s

SPDR–Standard & Poor’s Depositary Receipt

TIPS–Treasury Inflation-Protected Securities

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Allocation Funds–15

LVIP SSGA Moderately Aggressive Structured Allocation Fund

Schedule of Investments

December 31, 2017

Number of Shares		Value (U.S. $)

AFFILIATED INVESTMENTS–95.06%
INVESTMENT COMPANIES–95.06%
Equity Funds–38.09%
*Lincoln Variable Insurance Products Trust–
LVIP SSGA Large Cap 100 Fund	5,304,190	$73,807,803
LVIP SSGA Mid-Cap Index Fund	1,734,179	22,639,702
LVIP SSGA S&P 500 Index Fund	4,023,615	73,974,160
LVIP SSGA Small-Cap Index Fund	713,964	22,656,206
LVIP SSGA Small-Mid Cap 200 Fund	1,680,753	22,624,619

		215,702,490

Fixed Income Fund–24.71%
*Lincoln Variable Insurance Products Trust– LVIP SSGA Bond Index Fund	12,456,538	139,899,379

		139,899,379

International Equity Funds–32.26%
*Lincoln Variable Insurance Products Trust–
LVIP SSGA Developed International 150 Fund	6,662,004	62,569,539
LVIP SSGA Emerging Markets 100 Fund	5,790,562	57,459,745
LVIP SSGA International Index Fund	6,326,433	62,669,644

		182,698,928

Total Affiliated Investments (Cost $440,243,671)		538,300,797

Number of Shares		Value (U.S. $)

UNAFFILIATED INVESTMENT–4.92%
INVESTMENT COMPANY–4.92%
Fixed Income Fund–4.92%
SPDR® Bloomberg Barclays TIPS ETF	494,979	$27,842,569

Total Unaffiliated Investment (Cost $27,443,639)		27,842,569

TOTAL VALUE OF SECURITIES–99.98% (Cost $467,687,310)	566,143,366
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.02%	114,129

NET ASSETS APPLICABLE TO 41,521,437 SHARES OUTSTANDING–100.00%	$566,257,495

*	Standard Class shares.

Summary of Abbreviations:

ETF–Exchange-Traded Fund

S&P–Standard & Poor’s

SPDR–Standard & Poor’s Depositary Receipt

TIPS–Treasury Inflation-Protected Securities

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Allocation Funds–16

LVIP SSGA Allocation Funds

Statements of Assets and Liabilities

December 31, 2017

	LVIP SSGA Conservative Index Allocation Fund	LVIP SSGA Moderate Index Allocation Fund	LVIP SSGA Moderately Aggressive Index Allocation Fund	LVIP SSGA Conservative Structured Allocation Fund	LVIP SSGA Moderate Structured Allocation Fund	LVIP SSGA Moderately Aggressive Structured Allocation Fund
ASSETS:
Affiliated investments, at value	$92,910,118	$318,141,086	$294,256,319	$194,954,904	$954,846,354	$538,300,797
Unaffiliated investments, at value	15,123,691	60,838,144	52,468,251	21,389,794	563,193	27,842,569
Receivable for fund shares sold	460,406	127,551	42,300	21,899	32,807	408,460
Cash	12,132	26,546	—	42,282	67,752	—
Expense reimbursement receivable from Lincoln Investment Advisors Corporation	5,195	—	—	—	—	—
Dividends receivable from investments	37	309	161	20	107	145
Receivable for investments sold	—	—	—	—	—	61,668

TOTAL ASSETS	108,511,579	379,133,636	346,767,031	216,408,899	955,510,213	566,613,639

LIABILITIES:
Payable for investments purchased	68,171	529,250	389,665	42,195	630,890	3,256
Payable for fund shares redeemed	49,055	199,654	48,562	40,857	522,752	83,571
Due to manager and affiliates	32,980	110,370	94,648	74,815	324,948	187,473
Accrued expenses payable	19,542	21,746	21,265	20,748	26,913	23,265
Due to custodian	—	—	—	—	—	58,579

TOTAL LIABILITIES	169,748	861,020	554,140	178,615	1,505,503	356,144

TOTAL NET ASSETS	$108,341,831	$378,272,616	$346,212,891	$216,230,284	$954,004,710	$566,257,495

Affiliated investments, at cost	$78,790,422	$254,756,050	$229,945,776	$169,879,730	$808,982,521	$440,243,671
Unaffiliated investments, at cost	13,957,098	56,310,786	45,772,021	20,947,665	563,193	27,443,639

Standard Class:
Net Assets	$29,017,816	$122,826,698	$141,716,060	$17,372,632	$93,339,867	$76,978,777
Shares Outstanding	2,216,833	8,378,818	9,329,119	1,441,197	7,091,630	5,641,069
Net Asset Value Per Share	$13.090	$14.659	$15.191	$12.054	$13.162	$13.646

Service Class:
Net Assets	$79,324,015	$255,445,918	$204,496,831	$198,857,652	$860,664,843	$489,278,718
Shares Outstanding	6,061,697	17,432,733	13,485,642	16,501,700	65,430,171	35,880,368
Net Asset Value Per Share	$13.086	$14.653	$15.164	$12.051	$13.154	$13.636

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2017:
Shares of beneficial interest (unlimited authorization–no par)	$94,687,687	$314,156,278	$279,126,353	$194,777,940	$819,625,008	$483,943,149
Undistributed net investment income	57	—	—	—	—	—
Accumulated net realized loss on investments	(1,632,202)	(3,796,056)	(3,920,235)	(4,064,959)	(11,484,131)	(16,141,710)
Net unrealized appreciation of investments	15,286,289	67,912,394	71,006,773	25,517,303	145,863,833	98,456,056

TOTAL NET ASSETS	$108,341,831	$378,272,616	$346,212,891	$216,230,284	$954,004,710	$566,257,495

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Allocation Funds–17

LVIP SSGA Allocation Funds

Statements of Operations

Year Ended December 31, 2017

	LVIP SSGA Conservative Index Allocation Fund	LVIP SSGA Moderate Index Allocation Fund	LVIP SSGA Moderately Aggressive Index Allocation Fund	LVIP SSGA Conservative Structured Allocation Fund	LVIP SSGA Moderate Structured Allocation Fund	LVIP SSGA Moderately Aggressive Structured Allocation Fund
INVESTMENT INCOME:
Dividends from affiliated investments	$2,060,708	$6,620,768	$5,981,772	$4,840,260	$24,034,025	$13,223,796
Dividends from unaffiliated investments	413,135	1,588,326	1,293,935	634,696	754	799,777

	2,473,843	8,209,094	7,275,707	5,474,956	24,034,779	14,023,573

EXPENSES:
Management fees	253,864	853,435	770,031	528,876	2,304,612	1,317,319
Distribution expenses-Service Class	191,350	595,687	472,276	490,284	2,099,674	1,155,210
Accounting and administration expenses	37,017	52,621	50,436	44,280	92,092	65,245
Professional fees	21,035	25,276	24,698	22,852	35,154	28,411
Shareholder servicing fees	20,140	68,764	61,960	41,346	181,055	104,335
Reports and statements to shareholders	8,181	16,128	14,188	11,405	54,690	19,772
Custodian fees	3,360	6,804	5,994	6,271	16,791	10,425
Trustees’ fees and expenses	2,872	9,252	8,349	5,839	25,400	14,447
Consulting fees	2,099	2,931	2,814	2,448	4,787	3,524
Pricing fees	10	20	19	12	39	28
Other	895	2,189	2,139	1,929	8,473	4,575

	540,823	1,633,107	1,412,904	1,155,542	4,822,767	2,723,291
Less:
Management fees waived	(101,546)	(341,374)	(308,013)	(211,551)	(921,845)	(526,927)
Expenses reimbursed	(44,828)	—	—	—	—	—
Expenses paid indirectly	(7)	(24)	(6)	—	—	(12)

Total operating expenses	394,442	1,291,709	1,104,885	943,991	3,900,922	2,196,352

NET INVESTMENT INCOME	2,079,401	6,917,385	6,170,822	4,530,965	20,133,857	11,827,221

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Distributions from affiliated investments	259,765	1,398,398	1,418,107	2,830,125	18,640,483	12,225,039
Sale of affiliated investments	281,722	19,242	7,735	1,853,796	7,342,472	1,145,856
Sale of unaffiliated investments	(5,385)	(133,556)	(126,117)	(24,834)	—	(42,161)

Net realized gain	536,102	1,284,084	1,299,725	4,659,087	25,982,955	13,328,734

Net change in unrealized appreciation (depreciation) of:
Affiliated investments	6,273,187	31,126,333	30,865,565	9,849,389	65,444,701	46,544,726
Unaffiliated investments	1,210,798	6,107,119	9,083,034	46,776	—	57,748

Net change in unrealized appreciation (depreciation)	7,483,985	37,233,452	39,948,599	9,896,165	65,444,701	46,602,474

NET REALIZED AND UNREALIZED GAIN	8,020,087	38,517,536	41,248,324	14,555,252	91,427,656	59,931,208

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,099,488	$45,434,921	$47,419,146	$19,086,217	$111,561,513	$71,758,429

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Allocation Funds–18

LVIP SSGA Allocation Funds

Statements of Changes in Net Assets

	LVIP SSGA Conservative Index Allocation Fund		LVIP SSGA Moderate Index Allocation Fund		LVIP SSGA Moderately Aggressive Index Allocation Fund
	Year Ended		Year Ended		Year Ended

	12/31/17	12/31/16	12/31/17	12/31/16	12/31/17	12/31/16
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$2,079,401	$1,812,469	$6,917,385	$5,546,280	$6,170,822	$5,155,288
Net realized gain (loss)	536,102	(96,550)	1,284,084	36,059	1,299,725	(86,238)
Net change in unrealized appreciation (depreciation)	7,483,985	2,893,430	37,233,452	11,632,949	39,948,599	12,689,494

Net increase in net assets resulting from operations	10,099,488	4,609,349	45,434,921	17,215,288	47,419,146	17,758,544

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(615,144)	(427,317)	(2,558,280)	(1,644,457)	(2,860,330)	(2,018,785)
Service Class	(1,521,621)	(1,419,848)	(4,747,203)	(3,981,407)	(3,673,122)	(3,275,794)
Net realized gain:
Standard Class	(75,639)	(142,582)	(435,850)	(788,337)	(553,221)	(1,162,670)
Service Class	(217,530)	(572,904)	(929,058)	(2,537,160)	(824,554)	(2,374,310)

	(2,429,934)	(2,562,651)	(8,670,391)	(8,951,361)	(7,911,227)	(8,831,559)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	8,285,970	7,105,831	37,723,422	29,853,228	32,050,335	28,585,645
Service Class	10,834,892	22,350,409	40,624,759	35,276,634	24,858,011	21,448,194
Reinvestment of dividends and distributions:
Standard Class	690,783	569,899	2,994,130	2,432,794	3,413,551	3,181,455
Service Class	1,739,151	1,992,752	5,676,261	6,518,567	4,497,676	5,650,104

	21,550,796	32,018,891	87,018,572	74,081,223	64,819,573	58,865,398

Cost of shares redeemed:
Standard Class	(1,940,099)	(1,411,387)	(9,800,077)	(4,656,637)	(5,872,897)	(4,004,243)
Service Class	(14,833,703)	(20,008,638)	(38,657,642)	(34,130,536)	(26,437,636)	(25,146,351)

	(16,773,802)	(21,420,025)	(48,457,719)	(38,787,173)	(32,310,533)	(29,150,594)

Increase in net assets derived from capital share transactions	4,776,994	10,598,866	38,560,853	35,294,050	32,509,040	29,714,804

NET INCREASE IN NET ASSETS	12,446,548	12,645,564	75,325,383	43,557,977	72,016,959	38,641,789
NET ASSETS:
Beginning of year	95,895,283	83,249,719	302,947,233	259,389,256	274,195,932	235,554,143

End of year	$108,341,831	$95,895,283	$378,272,616	$302,947,233	$346,212,891	$274,195,932

Undistributed net investment income	$57	$—	$—	$41,163	$—	$—

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Allocation Funds–19

LVIP SSGA Allocation Funds

Statements of Changes in Net Assets (continued)

	LVIP SSGA Conservative Structured Allocation Fund		LVIP SSGA Moderate Structured Allocation Fund		LVIP SSGA Moderately Aggressive Structured Allocation Fund
	Year Ended		Year Ended		Year Ended

	12/31/17	12/31/16	12/31/17	12/31/16	12/31/17	12/31/16
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$4,530,965	$4,060,170	$20,133,857	$17,381,916	$11,827,221	$9,935,643
Net realized gain	4,659,087	1,727,918	25,982,955	13,168,084	13,328,734	6,045,460
Net change in unrealized appreciation (depreciation)	9,896,165	7,071,341	65,444,701	44,506,314	46,602,474	29,883,903

Net increase in net assets resulting from operations	19,086,217	12,859,429	111,561,513	75,056,314	71,758,429	45,865,006

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(572,194)	(312,253)	(3,532,973)	(1,594,105)	(3,021,389)	(1,309,673)
Service Class	(6,086,364)	(3,918,039)	(30,636,359)	(16,689,435)	(18,102,244)	(9,180,904)
Net realized gain:
Standard Class	(175,720)	(288,185)	(1,370,314)	(1,928,492)	(1,108,874)	(1,609,809)
Service Class	(2,170,122)	(4,643,580)	(13,467,808)	(24,567,048)	(7,678,540)	(13,855,741)

	(9,004,400)	(9,162,057)	(49,007,454)	(44,779,080)	(29,911,047)	(25,956,127)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	3,050,368	5,601,266	17,235,017	18,867,416	15,270,944	18,972,084
Service Class	19,751,123	30,812,022	56,730,628	56,821,753	50,539,196	37,847,326
Reinvestment of dividends and distributions:
Standard Class	747,914	600,438	4,903,287	3,522,597	4,130,263	2,919,482
Service Class	8,256,486	8,561,619	44,104,167	41,256,483	25,780,784	23,036,645

	31,805,891	45,575,345	122,973,099	120,468,249	95,721,187	82,775,537

Cost of shares redeemed:
Standard Class	(969,228)	(1,550,784)	(3,964,657)	(6,233,054)	(3,518,951)	(4,985,645)
Service Class	(33,304,050)	(34,275,735)	(114,779,450)	(114,639,577)	(62,629,591)	(65,372,637)

	(34,273,278)	(35,826,519)	(118,744,107)	(120,872,631)	(66,148,542)	(70,358,282)

Increase (decrease) in net assets derived from capital share transactions	(2,467,387)	9,748,826	4,228,992	(404,382)	29,572,645	12,417,255

NET INCREASE IN NET ASSETS	7,614,430	13,446,198	66,783,051	29,872,852	71,420,027	32,326,134
NET ASSETS:
Beginning of year	208,615,854	195,169,656	887,221,659	857,348,807	494,837,468	462,511,334

End of year	$216,230,284	$208,615,854	$954,004,710	$887,221,659	$566,257,495	$494,837,468

Undistributed net investment income	$—	$—	$—	$—	$—	$—

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Allocation Funds–20

LVIP SSGA Conservative Index Allocation Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSGA Conservative Index Allocation Fund Standard Class Year Ended
	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$12.117	$11.876	$12.260	$11.996	$11.404

Income (loss) from investment operations:
Net investment income[1]	0.287	0.261	0.244	0.225	0.188
Net realized and unrealized gain (loss)	1.011	0.333	(0.359)	0.342	0.587

Total from investment operations	1.298	0.594	(0.115)	0.567	0.775

Less dividends and distributions from:
Net investment income	(0.288)	(0.262)	(0.250)	(0.223)	(0.183)
Net realized gain	(0.037)	(0.091)	(0.019)	(0.080)	—

Total dividends and distributions	(0.325)	(0.353)	(0.269)	(0.303)	(0.183)

Net asset value, end of period	$13.090	$12.117	$11.876	$12.260	$11.996

Total return[2]	10.72%	5.01%	(0.94% )	4.73%	6.80%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$29,018	$20,170	$13,664	$11,603	$7,043
Ratio of expenses to average net assets[3]	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.34%	0.33%	0.33%	0.34%	0.38%
Ratio of net investment income to average net assets	2.24%	2.13%	1.97%	1.82%	1.59%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.10%	2.00%	1.84%	1.68%	1.41%
Portfolio turnover	15%	18%	22%	16%	39%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Allocation Funds–21

LVIP SSGA Conservative Index Allocation Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSGA Conservative Index Allocation Fund Service Class Year Ended
	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$12.115	$11.875	$12.258	$11.995	$11.404

Income (loss) from investment operations:
Net investment income[1]	0.254	0.229	0.213	0.194	0.157
Net realized and unrealized gain (loss)	1.010	0.334	(0.358)	0.341	0.588

Total from investment operations	1.264	0.563	(0.145)	0.535	0.745

Less dividends and distributions from:
Net investment income	(0.256)	(0.232)	(0.219)	(0.192)	(0.154)
Net realized gain	(0.037)	(0.091)	(0.019)	(0.080)	—

Total dividends and distributions	(0.293)	(0.323)	(0.238)	(0.272)	(0.154)

Net asset value, end of period	$13.086	$12.115	$11.875	$12.258	$11.995

Total return[2]	10.44%	4.74%	(1.19% )	4.46%	6.53%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$79,324	$75,725	$69,586	$65,920	$61,760
Ratio of expenses to average net assets[3]	0.45%	0.45%	0.45%	0.45%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.59%	0.58%	0.58%	0.59%	0.63%
Ratio of net investment income to average net assets	1.99%	1.88%	1.72%	1.57%	1.34%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.85%	1.75%	1.59%	1.43%	1.16%
Portfolio turnover	15%	18%	22%	16%	39%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Allocation Funds–22

LVIP SSGA Moderate Index Allocation Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSGA Moderate Index Allocation Fund Standard Class Year Ended
	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$13.119	$12.703	$13.159	$12.905	$11.638

Income (loss) from investment operations:
Net investment income[1]	0.311	0.287	0.246	0.251	0.190
Net realized and unrealized gain (loss)	1.597	0.556	(0.440)	0.319	1.260

Total from investment operations	1.908	0.843	(0.194)	0.570	1.450

Less dividends and distributions from:
Net investment income	(0.313)	(0.273)	(0.236)	(0.272)	(0.183)
Net realized gain	(0.055)	(0.154)	(0.026)	(0.044)	—

Total dividends and distributions	(0.368)	(0.427)	(0.262)	(0.316)	(0.183)

Net asset value, end of period	$14.659	$13.119	$12.703	$13.159	$12.905

Total return[2]	14.55%	6.65%	(1.48% )	4.41%	12.47%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$122,827	$81,080	$51,915	$32,003	$11,835
Ratio of expenses to average net assets[3]	0.20%	0.19%	0.19%	0.19%	0.20%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.30%	0.29%	0.29%	0.29%	0.31%
Ratio of net investment income to average net assets	2.20%	2.20%	1.85%	1.88%	1.53%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.10%	2.10%	1.75%	1.78%	1.42%
Portfolio turnover	11%	10%	17%	9%	20%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Allocation Funds–23

LVIP SSGA Moderate Index Allocation Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSGA Moderate Index Allocation Fund Service Class Year Ended
	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$13.116	$12.702	$13.156	$12.903	$11.638

Income (loss) from investment operations:
Net investment income[1]	0.275	0.253	0.213	0.216	0.158
Net realized and unrealized gain (loss)	1.595	0.555	(0.438)	0.320	1.259

Total from investment operations	1.870	0.808	(0.225)	0.536	1.417

Less dividends and distributions from:
Net investment income	(0.278)	(0.240)	(0.203)	(0.239)	(0.152)
Net realized gain	(0.055)	(0.154)	(0.026)	(0.044)	—

Total dividends and distributions	(0.333)	(0.394)	(0.229)	(0.283)	(0.152)

Net asset value, end of period	$14.653	$13.116	$12.702	$13.156	$12.903

Total return[2]	14.27%	6.37%	(1.71% )	4.15%	12.18%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$255,446	$221,867	$207,474	$206,432	$187,311
Ratio of expenses to average net assets[3]	0.45%	0.44%	0.44%	0.44%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.55%	0.54%	0.54%	0.54%	0.56%
Ratio of net investment income to average net assets	1.95%	1.95%	1.60%	1.63%	1.28%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.85%	1.85%	1.50%	1.53%	1.17%
Portfolio turnover	11%	10%	17%	9%	20%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Allocation Funds–24

LVIP SSGA Moderately Aggressive Index Allocation Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSGA Moderately Aggressive Index Allocation Fund Standard Class Year Ended
	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$13.311	$12.833	$13.380	$13.192	$11.654

Income (loss) from investment operations:
Net investment income[1]	0.313	0.291	0.258	0.259	0.197
Net realized and unrealized gain (loss)	1.944	0.652	(0.529)	0.272	1.528

Total from investment operations	2.257	0.943	(0.271)	0.531	1.725

Less dividends and distributions from:
Net investment income	(0.314)	(0.283)	(0.250)	(0.291)	(0.187)
Net realized gain	(0.063)	(0.182)	(0.026)	(0.052)	—

Total dividends and distributions	(0.377)	(0.465)	(0.276)	(0.343)	(0.187)

Net asset value, end of period	$15.191	$13.311	$12.833	$13.380	$13.192

Total return[2]	16.97%	7.37%	(2.04% )	4.01%	14.81%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$141,716	$97,140	$66,606	$42,380	$19,904
Ratio of expenses to average net assets[3]	0.21%	0.19%	0.19%	0.19%	0.20%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.31%	0.29%	0.29%	0.29%	0.31%
Ratio of net investment income to average net assets	2.16%	2.21%	1.91%	1.91%	1.56%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.06%	2.11%	1.81%	1.81%	1.45%
Portfolio turnover	10%	10%	20%	12%	27%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Allocation Funds–25

LVIP SSGA Moderately Aggressive Index Allocation Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSGA Moderately Aggressive Index Allocation Fund Service Class Year Ended
	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$13.291	$12.815	$13.361	$13.174	$11.640

Income (loss) from investment operations:
Net investment income[1]	0.275	0.257	0.224	0.224	0.163
Net realized and unrealized gain (loss)	1.938	0.652	(0.528)	0.272	1.527

Total from investment operations	2.213	0.909	(0.304)	0.496	1.690

Less dividends and distributions from:
Net investment income	(0.277)	(0.251)	(0.216)	(0.257)	(0.156)
Net realized gain	(0.063)	(0.182)	(0.026)	(0.052)	—

Total dividends and distributions	(0.340)	(0.433)	(0.242)	(0.309)	(0.156)

Net asset value, end of period	$15.164	$13.291	$12.815	$13.361	$13.174

Total return[2]	16.67%	7.11%	(2.28% )	3.75%	14.52%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$204,497	$177,056	$168,948	$176,575	$169,949
Ratio of expenses to average net assets[3]	0.46%	0.44%	0.44%	0.44%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.56%	0.54%	0.54%	0.54%	0.56%
Ratio of net investment income to average net assets	1.91%	1.96%	1.66%	1.66%	1.31%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.81%	1.86%	1.56%	1.56%	1.20%
Portfolio turnover	10%	10%	20%	12%	27%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Allocation Funds–26

LVIP SSGA Conservative Structured Allocation Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSGA Conservative Structured Allocation Fund Standard Class Year Ended
	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$11.489	$11.265	$11.877	$11.682	$11.138

Income (loss) from investment operations:
Net investment income[1]	0.286	0.259	0.247	0.234	0.190
Net realized and unrealized gain (loss)	0.826	0.509	(0.468)	0.412	0.597

Total from investment operations	1.112	0.768	(0.221)	0.646	0.787

Less dividends and distributions from:
Net investment income	(0.411)	(0.265)	(0.310)	(0.296)	(0.239)
Net realized gain	(0.136)	(0.279)	(0.081)	(0.155)	(0.004)

Total dividends and distributions	(0.547)	(0.544)	(0.391)	(0.451)	(0.243)

Net asset value, end of period	$12.054	$11.489	$11.265	$11.877	$11.682

Total return[2]	9.70%	6.84%	(1.86% )	5.54%	7.07%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$17,372	$13,873	$9,094	$8,095	$3,846
Ratio of expenses to average net assets[3]	0.21%	0.20%	0.19%	0.19%	0.20%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.31%	0.30%	0.29%	0.29%	0.30%
Ratio of net investment income to average net assets	2.37%	2.23%	2.07%	1.93%	1.64%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.27%	2.13%	1.97%	1.83%	1.54%
Portfolio turnover	12%	17%	22%	16%	15%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Allocation Funds–27

LVIP SSGA Conservative Structured Allocation Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSGA Conservative Structured Allocation Fund Service Class Year Ended
	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$11.487	$11.264	$11.875	$11.681	$11.138

Income (loss) from investment operations:
Net investment income[1]	0.255	0.229	0.217	0.203	0.160
Net realized and unrealized gain (loss)	0.825	0.509	(0.466)	0.412	0.597

Total from investment operations	1.080	0.738	(0.249)	0.615	0.757

Less dividends and distributions from:
Net investment income	(0.380)	(0.236)	(0.281)	(0.266)	(0.210)
Net realized gain	(0.136)	(0.279)	(0.081)	(0.155)	(0.004)

Total dividends and distributions	(0.516)	(0.515)	(0.362)	(0.421)	(0.214)

Net asset value, end of period	$12.051	$11.487	$11.264	$11.875	$11.681

Total return[2]	9.43%	6.57%	(2.10% )	5.27%	6.81%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$198,858	$194,743	$186,076	$202,181	$199,373
Ratio of expenses to average net assets[3]	0.46%	0.45%	0.44%	0.44%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.56%	0.55%	0.54%	0.54%	0.55%
Ratio of net investment income to average net assets	2.12%	1.98%	1.82%	1.68%	1.39%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.02%	1.88%	1.72%	1.58%	1.29%
Portfolio turnover	12%	17%	22%	16%	15%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Allocation Funds–28

LVIP SSGA Moderate Structured Allocation Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSGA Moderate Structured Allocation Fund Standard Class Year Ended
	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$12.285	$11.863	$12.650	$12.426	$11.276

Income (loss) from investment operations:
Net investment income[1]	0.315	0.274	0.264	0.259	0.237
Net realized and unrealized gain (loss)	1.293	0.816	(0.603)	0.432	1.205

Total from investment operations	1.608	1.090	(0.339)	0.691	1.442

Less dividends and distributions from:
Net investment income	(0.518)	(0.286)	(0.360)	(0.352)	(0.283)
Net realized gain	(0.213)	(0.382)	(0.088)	(0.115)	(0.009)

Total dividends and distributions	(0.731)	(0.668)	(0.448)	(0.467)	(0.292)

Net asset value, end of period	$13.162	$12.285	$11.863	$12.650	$12.426

Total return[2]	13.15%	9.27%	(2.69% )	5.56%	12.81%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$93,340	$70,035	$52,020	$39,714	$21,706
Ratio of expenses to average net assets[3]	0.20%	0.18%	0.17%	0.17%	0.18%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.30%	0.28%	0.27%	0.27%	0.28%
Ratio of net investment income to average net assets	2.41%	2.24%	2.08%	2.02%	1.96%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.31%	2.14%	1.98%	1.92%	1.86%
Portfolio turnover	11%	12%	17%	10%	16%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Allocation Funds–29

LVIP SSGA Moderate Structured Allocation Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSGA Moderate Structured Allocation Fund Service Class Year Ended
	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$12.280	$11.859	$12.646	$12.423	$11.274

Income (loss) from investment operations:
Net investment income[1]	0.282	0.242	0.232	0.226	0.205
Net realized and unrealized gain (loss)	1.290	0.817	(0.603)	0.432	1.206

Total from investment operations	1.572	1.059	(0.371)	0.658	1.411

Less dividends and distributions from:
Net investment income	(0.485)	(0.256)	(0.328)	(0.320)	(0.253)
Net realized gain	(0.213)	(0.382)	(0.088)	(0.115)	(0.009)

Total dividends and distributions	(0.698)	(0.638)	(0.416)	(0.435)	(0.262)

Net asset value, end of period	$13.154	$12.280	$11.859	$12.646	$12.423

Total return[2]	12.86%	9.01%	(2.95% )	5.29%	12.53%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$860,665	$817,187	$805,329	$886,843	$922,379
Ratio of expenses to average net assets[3]	0.45%	0.43%	0.42%	0.42%	0.43%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.55%	0.53%	0.52%	0.52%	0.53%
Ratio of net investment income to average net assets	2.16%	1.99%	1.83%	1.77%	1.72%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.06%	1.89%	1.73%	1.67%	1.62%
Portfolio turnover	11%	12%	17%	10%	16%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Allocation Funds–30

LVIP SSGA Moderately Aggressive Structured Allocation Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSGA Moderately Aggressive Structured Allocation Fund Standard Class Year Ended
	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$12.567	$12.036	$12.945	$12.803	$11.407

Income (loss) from investment operations:
Net investment income[1]	0.333	0.291	0.300	0.292	0.225
Net realized and unrealized gain (loss)	1.531	0.957	(0.749)	0.385	1.501

Total from investment operations	1.864	1.248	(0.449)	0.677	1.726

Less dividends and distributions from:
Net investment income	(0.558)	(0.300)	(0.403)	(0.385)	(0.301)
Net realized gain	(0.227)	(0.417)	(0.057)	(0.150)	(0.029)

Total dividends and distributions	(0.785)	(0.717)	(0.460)	(0.535)	(0.330)

Net asset value, end of period	$13.646	$12.567	$12.036	$12.945	$12.803

Total return[2]	14.89%	10.48%	(3.48% )	5.28%	15.15%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$76,979	$56,314	$37,405	$28,117	$14,043
Ratio of expenses to average net assets[3]	0.20%	0.18%	0.18%	0.18%	0.19%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.30%	0.28%	0.28%	0.28%	0.29%
Ratio of net investment income to average net assets	2.46%	2.35%	2.31%	2.21%	1.82%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.36%	2.25%	2.21%	2.11%	1.72%
Portfolio turnover	12%	15%	15%	12%	15%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Allocation Funds–31

LVIP SSGA Moderately Aggressive Structured Allocation Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSGA Moderately Aggressive Structured Allocation Fund Service Class Year Ended
	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$12.560	$12.032	$12.940	$12.799	$11.404

Income (loss) from investment operations:
Net investment income[1]	0.298	0.259	0.267	0.257	0.192
Net realized and unrealized gain (loss)	1.529	0.955	(0.748)	0.386	1.503

Total from investment operations	1.827	1.214	(0.481)	0.643	1.695

Less dividends and distributions from:
Net investment income	(0.524)	(0.269)	(0.370)	(0.352)	(0.271)
Net realized gain	(0.227)	(0.417)	(0.057)	(0.150)	(0.029)

Total dividends and distributions	(0.751)	(0.686)	(0.427)	(0.502)	(0.300)

Net asset value, end of period	$13.636	$12.560	$12.032	$12.940	$12.799

Total return[2]	14.61%	10.20%	(3.72% )	5.02%	14.88%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$489,278	$438,523	$425,106	$451,218	$428,859
Ratio of expenses to average net assets[3]	0.45%	0.43%	0.43%	0.43%	0.44%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.55%	0.53%	0.53%	0.53%	0.54%
Ratio of net investment income to average net assets	2.21%	2.10%	2.06%	1.96%	1.57%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.11%	2.00%	1.96%	1.86%	1.47%
Portfolio turnover	12%	15%	15%	12%	15%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Allocation Funds–32

LVIP SSGA Allocation Funds

Notes to Financial Statements

December 31, 2017

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 92 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSGA Conservative Index Allocation Fund, LVIP SSGA Moderate Index Allocation Fund, LVIP SSGA Moderately Aggressive Index Allocation Fund, LVIP SSGA Conservative Structured Allocation Fund, LVIP SSGA Moderate Structured Allocation Fund and LVIP SSGA Moderately Aggressive Structured Allocation Fund (each, a “Fund”, and collectively, the “Funds”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are diversified management investment companies registered under the 1940 Act. Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold each Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

Each Fund operates under a fund of funds structure and invests substantially all of its assets in investment companies, including exchange-traded funds (“ETFs”), and mutual funds that are advised by Lincoln Investment Advisors Corporation (“LIAC”) or unaffiliated managers (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. A significant portion of the Underlying Funds employ a passive investment style (i.e., index funds). In addition to investment company investments, the Funds may invest in individual securities, such as money market instruments. Financial statements for the Underlying Funds can be found at www.sec.gov.

The investment objective of the LVIP SSGA Conservative Index Allocation Fund and LVIP SSGA Conservative Structured Allocation Fund is to seek a high level of current income, with some consideration given to growth of capital.

The investment objective of the LVIP SSGA Moderate Index Allocation Fund and LVIP SSGA Moderate Structured Allocation Fund is to seek a balance between a high level of current income and growth of capital, with an emphasis on growth of capital.

The investment objective of the LVIP SSGA Moderately Aggressive Index Allocation Fund and LVIP SSGA Moderately Aggressive Structured Allocation Fund is to seek a balance between high level of current income and growth of capital, with a greater emphasis on growth of capital.

1. Significant Accounting Policies

Each Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, each Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Funds.

Security Valuation–ETFs, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (“NYSE”) on the valuation date. ETFs traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value. The Funds value Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the NYSE on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information. Investments in government money market funds have a stable NAV.

Federal Income Taxes–No provision for federal income taxes has been made because each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Funds’ federal income tax returns through the year ended December 31, 2017 and for all open tax years (years ended December 31, 2014–December 31, 2016), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statements of Operations. During the year ended December 31, 2017, the Funds did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

LVIP SSGA Allocation Funds–33

LVIP SSGA Allocation Funds

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date. The Funds declare and distribute dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Funds receive earning credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this agreement is included in “Custodian fees” on the Statements of Operations with the corresponding expense offset shown as “Expenses paid indirectly.”

2. Management Fees and Other Transactions With Affiliates

LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of each Fund’s investment portfolio and providing certain administrative services to each Fund. For its services, LIAC receives a management fee at an annual rate of 0.25% of each Fund’s average daily net assets. The fee is calculated daily and paid monthly. This fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC). LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.10% of each Fund’s average daily net assets. This agreement will continue through at least April 30, 2018, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.

LIAC has contractually agreed to reimburse the LVIP SSGA Conservative Index Allocation Fund to the extent that annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.20% of average daily net assets for the Standard Class and 0.45% for the Service Class. This agreement will continue through at least April 30, 2018, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

SSGA Funds Management Inc. (“SSGA”) provides consulting services to LIAC, but has no management discretion over the Funds’ assets and LIAC pays no compensation to SSGA under the consulting agreement.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, each Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statements of Operations. For the year ended December 31, 2017, costs for these administrative and legal services were as follows:

	LVIP SSGA Conservative Index Allocation Fund	LVIP SSGA Moderate Index Allocation Fund	LVIP SSGA Moderately Aggressive Index Allocation Fund	LVIP SSGA Conservative Structured Allocation Fund	LVIP SSGA Moderate Structured Allocation Fund	LVIP SSGA Moderately Aggressive Structured Allocation Fund
Administrative	$5,907	$19,090	$17,243	$12,015	$52,295	$29,706
Legal	1,034	3,303	2,985	2,103	9,127	5,168

Lincoln Life also provides certain contract holder and additional corporate services to the Funds. Effective May 1, 2017, the Funds pay Lincoln Life a fee for such services at an annual rate of 0.029% of the Funds’ average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statements of Operations.

Lincoln Life also prints and mails Fund documents on behalf of the Funds. The cost of these services is included in “Reports and statements to shareholders” on the Statements of Operations. The Funds reimburse Lincoln Life for the cost of these services. For the year ended December 31, 2017, these fees were as follows:

	LVIP SSGA Conservative Index Allocation Fund	LVIP SSGA Moderate Index Allocation Fund	LVIP SSGA Moderately Aggressive Index Allocation Fund	LVIP SSGA Conservative Structured Allocation Fund	LVIP SSGA Moderate Structured Allocation Fund	LVIP SSGA Moderately Aggressive Structured Allocation Fund
Printing and mailing fees	$4,168	$10,691	$9,051	$6,756	$45,755	$13,353

LVIP SSGA Allocation Funds–34

LVIP SSGA Allocation Funds

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

The Funds currently offer two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to their distribution and service plan, the Funds are authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.

In addition to the management fees and other expenses reflected on the Statements of Operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds in which they invest. Because each of the Underlying Funds has varied expense and fee levels, and the Funds may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.

At December 31, 2017, the Funds had receivables due from and liabilities payable to affiliates as follows:

	LVIP SSGA Conservative Index Allocation Fund	LVIP SSGA Moderate Index Allocation Fund	LVIP SSGA Moderately Aggressive Index Allocation Fund	LVIP SSGA Conservative Structured Allocation Fund	LVIP SSGA Moderate Structured Allocation Fund	LVIP SSGA Moderately Aggressive Structured Allocation Fund
Expense reimbursement receivable from LIAC	$ 5,195	$ —	$ —	$ —	$ —	$ —
Management fees payable to LIAC	13,619	47,558	43,389	27,413	120,384	70,960
Distribution fees payable to LFD	16,728	53,617	42,871	42,102	181,289	102,794
Shareholder servicing fees payable to Lincoln Life	2,633	9,195	8,388	5,300	23,275	13,719

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2017, the Funds engaged in securities purchases and securities sales which resulted in net realized losses as follows:

	LVIP SSGA Conservative Index Allocation Fund	LVIP SSGA Moderate Index Allocation Fund	LVIP SSGA Moderately Aggressive Index Allocation Fund	LVIP SSGA Conservative Structured Allocation Fund	LVIP SSGA Moderate Structured Allocation Fund	LVIP SSGA Moderately Aggressive Structured Allocation Fund
Purchases	$598,769	$2,159,968	$1,625,464	$486,016	$ 556,161	$715,192
Sales	593,951	968,881	855,683	785,192	2,387,301	720,936
Net realized loss	(12,443)	(32,432)	(32,790)	(9,436)	(104,576)	(14,546)

Certain officers and trustees of the Funds are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Funds. The Funds pay compensation to unaffiliated trustees.

LVIP SSGA Allocation Funds–35

LVIP SSGA Allocation Funds

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Funds held 5% or more of the issuers’ outstanding securities (non-LVIP Funds or ETFs). Affiliated investments of the Funds and the corresponding activity for the year ended December 31, 2017, were as follows:

LVIP SSGA Conservative Index Allocation Fund

	Value 12/31/16	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/17	Dividends	Capital Gain Distributions
LVIP SSGA Bond Index Fund	$48,060,685	$10,808,752	$5,492,379	$(93,910)	$361,745	$53,644,893	$1,296,185	$—
LVIP SSGA International Index Fund	13,455,191	2,171,508	3,118,113	92,095	2,690,727	15,291,408	378,337	—
LVIP SSGA Mid-Cap Index Fund	2,862,567	526,898	532,403	20,444	377,758	3,255,264	41,351	19,019
LVIP SSGA S&P 500 Index Fund	16,357,653	2,692,114	3,403,132	252,643	2,647,572	18,546,850	324,394	190,297
LVIP SSGA Small-Cap Index Fund	1,919,723	360,619	314,474	10,450	195,385	2,171,703	20,441	50,449

Total	$82,655,819	$16,559,891	$12,860,501	$281,722	$6,273,187	$92,910,118	$2,060,708	$259,765

LVIP SSGA Moderate Index Allocation Fund

	Value 12/31/16	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/17	Dividends	Capital Gain Distributions
LVIP SSGA Bond Index Fund	$91,171,109	$27,114,883	$6,259,340	$(187,471)	$603,102	$112,442,283	$2,709,387	$—
LVIP SSGA International Index Fund	60,763,987	12,031,157	9,624,993	(41,484)	13,185,735	76,314,402	1,882,426	—
LVIP SSGA Mid-Cap Index Fund	18,091,635	4,320,083	2,316,824	43,701	2,605,840	22,744,435	288,379	130,973
LVIP SSGA S&P 500 Index Fund	72,977,948	15,198,292	10,274,892	197,042	13,367,623	91,466,013	1,597,917	920,901
LVIP SSGA Small-Cap Index Fund	12,129,725	3,030,451	1,357,710	7,454	1,364,033	15,173,953	142,659	346,524

Total	$255,134,404	$61,694,866	$29,833,759	$19,242	$31,126,333	$318,141,086	$6,620,768	$1,398,398

LVIP SSGA Allocation Funds–36

LVIP SSGA Allocation Funds

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

LVIP SSGA Moderately Aggressive Index Allocation Fund

	Value 12/31/16	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/17	Dividends	Capital Gain Distributions
LVIP SSGA Bond Index Fund	$68,829,391	$20,923,665	$4,461,102	$(133,879)	$409,246	$85,567,321	$2,053,432	$—
LVIP SSGA International Index Fund	60,558,339	11,235,391	8,132,354	(106,395)	13,100,994	76,655,975	1,882,758	—
LVIP SSGA Mid-Cap Index Fund	19,122,340	4,590,249	2,280,183	39,546	2,759,145	24,231,097	306,262	137,324
LVIP SSGA S&P 500 Index Fund	71,629,869	14,635,977	9,036,835	201,680	13,050,827	90,481,518	1,576,878	892,477
LVIP SSGA Small-Cap Index Fund	13,736,630	3,447,368	1,415,726	6,783	1,545,353	17,320,408	162,442	388,306

Total	$233,876,569	$54,832,650	$25,326,200	$7,735	$30,865,565	$294,256,319	$5,981,772	$1,418,107

LVIP SSGA Conservative Structured Allocation Fund

	Value 12/31/16	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/17	Dividends	Capital Gain Distributions
LVIP SSGA Bond Index Fund	$104,765,363	$12,604,044	$10,538,324	$(156,217)	$829,706	$107,504,572	$2,623,337	$—
LVIP SSGA Developed International 150 Fund	14,396,865	1,247,082	2,897,481	259,550	2,293,088	15,299,104	622,430	—
LVIP SSGA Emerging Markets 100 Fund	8,192,095	719,348	1,678,897	(91,320)	1,689,320	8,830,546	227,266	—
LVIP SSGA International Index Fund	14,664,725	1,007,543	3,293,067	305,395	2,639,381	15,323,977	382,890	—
LVIP SSGA Large Cap 100 Fund	16,505,395	3,511,111	2,847,309	206,585	77,920	17,453,702	472,311	2,173,610
LVIP SSGA Mid-Cap Index Fund	4,158,396	356,118	715,713	61,806	488,989	4,349,596	55,769	25,802
LVIP SSGA S&P 500 Index Fund	16,776,756	1,205,215	3,347,746	1,125,694	1,733,924	17,493,843	308,712	182,615
LVIP SSGA Small-Cap Index Fund	4,182,592	387,636	642,826	123,298	302,182	4,352,882	41,339	102,790
LVIP SSGA Small-Mid Cap 200 Fund	4,207,280	845,009	519,491	19,005	(205,121)	4,346,682	106,206	345,308

Total	$187,849,467	$21,883,106	$26,480,854	$1,853,796	$9,849,389	$194,954,904	$4,840,260	$2,830,125

LVIP SSGA Allocation Funds–37

LVIP SSGA Allocation Funds

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

LVIP SSGA Moderate Structured Allocation Fund

	Value 12/31/16	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/17	Dividends	Capital Gain Distributions
LVIP SSGA Bond Index Fund	$267,897,559	$35,850,239	$21,693,123	$(379,922)	$2,072,508	$283,747,261	$6,893,896	$—
LVIP SSGA Developed International 150 Fund	87,660,654	6,800,262	14,093,956	402,162	15,375,283	96,144,405	3,894,845	—
LVIP SSGA Emerging Markets 100 Fund	52,373,720	4,604,008	9,076,331	(518,805)	10,889,357	58,271,949	1,493,451	—
LVIP SSGA International Index Fund	89,282,408	4,994,503	16,189,513	702,799	17,509,270	96,299,467	2,395,775	—
LVIP SSGA Large Cap 100 Fund	105,504,634	22,063,629	14,115,599	970,933	740,525	115,164,122	3,103,795	14,274,715
LVIP SSGA Mid-Cap Index Fund	35,433,718	2,855,465	4,807,571	429,292	4,357,171	38,268,075	488,604	225,628
LVIP SSGA S&P 500 Index Fund	107,223,672	6,344,091	16,725,849	5,463,783	13,119,813	115,425,510	2,028,670	1,196,948
LVIP SSGA Small-Cap Index Fund	26,724,774	2,445,828	3,231,620	530,325	2,253,383	28,722,690	271,669	673,919
LVIP SSGA Small-Mid Cap 200 Fund	26,879,076	5,586,083	2,566,926	61,630	(1,277,638)	28,682,225	697,877	2,269,273
SPDR® Barclays TIPS ETF	88,908,245	12,406,200	7,279,099	(319,725)	405,029	94,120,650	2,765,443	—

Total	$887,888,460	$103,950,308	$109,779,587	$7,342,472	$65,444,701	$954,846,354	$24,034,025	$18,640,483

LVIP SSGA Moderately Aggressive Structured Allocation Fund

	Value 12/31/16	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/17	Dividends	Capital Gain Distributions
LVIP SSGA Bond Index Fund	$124,606,961	$24,656,106	$10,061,772	$(166,900)	$864,984	$139,899,379	$3,374,658	$—
LVIP SSGA Developed International 150 Fund	53,821,806	6,992,328	8,045,858	92,049	9,709,214	62,569,539	2,516,991	—
LVIP SSGA Emerging Markets 100 Fund	48,716,900	6,983,639	7,967,156	(842,904)	10,569,266	57,459,745	1,463,804	—
LVIP SSGA International Index Fund	54,817,956	5,613,644	9,105,517	480,985	10,862,576	62,669,644	1,547,508	—
LVIP SSGA Large Cap 100 Fund	63,795,738	17,144,588	7,925,510	303,780	489,207	73,807,803	1,979,343	9,050,163
LVIP SSGA Mid-Cap Index Fund	19,776,060	2,754,811	2,627,206	90,646	2,645,391	22,639,702	287,354	130,470
LVIP SSGA S&P 500 Index Fund	64,835,298	6,978,226	9,280,280	1,065,724	10,375,192	73,974,160	1,293,713	745,428
LVIP SSGA Small-Cap Index Fund	19,886,545	2,995,162	2,347,472	100,932	2,021,039	22,656,206	213,231	517,835
LVIP SSGA Small-Mid Cap 200 Fund	20,000,956	5,431,495	1,837,233	21,544	(992,143)	22,624,619	547,194	1,781,143

Total	$470,258,220	$79,549,999	$59,198,004	$1,145,856	$46,544,726	$538,300,797	$13,223,796	$12,225,039

LVIP SSGA Allocation Funds–38

LVIP SSGA Allocation Funds

Notes to Financial Statements (continued)

3. Investments

For the year ended December 31, 2017, each Fund made purchases and sales of investment securities other than short-term investments as follows:

	LVIP SSGA Conservative Index Allocation Fund	LVIP SSGA Moderate Index Allocation Fund	LVIP SSGA Moderately Aggressive Index Allocation Fund	LVIP SSGA Conservative Structured Allocation Fund	LVIP SSGA Moderate Structured Allocation Fund	LVIP SSGA Moderately Aggressive Structured Allocation Fund
Purchases	$19,304,782	$74,213,304	$63,780,880	$24,490,432	$103,950,308	$84,583,683
Sales	15,019,376	35,896,221	31,507,029	28,606,712	109,779,587	61,227,281

At December 31, 2017, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for each Fund were as follows:

	LVIP SSGA Conservative Index Allocation Fund	LVIP SSGA Moderate Index Allocation Fund	LVIP SSGA Moderately Aggressive Index Allocation Fund	LVIP SSGA Conservative Structured Allocation Fund	LVIP SSGA Moderate Structured Allocation Fund	LVIP SSGA Moderately Aggressive Structured Allocation Fund
Cost of investments	$94,873,591	$316,035,945	$280,769,205	$196,927,197	$832,947,416	$487,100,493

Aggregate unrealized appreciation of investments	$15,570,719	$68,821,294	$71,572,710	$19,417,501	$147,211,189	$98,599,682
Aggregate unrealized depreciation of investments	(2,410,501)	(5,878,009)	(5,617,345)	—	(24,749,058)	(19,556,809)

Net unrealized appreciation of investments	$13,160,218	$62,943,285	$65,955,365	$19,417,501	$122,462,131	$79,042,873

U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including each Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

LVIP SSGA Allocation Funds–39

LVIP SSGA Allocation Funds

Notes to Financial Statements (continued)

3. Investments (continued)

The following tables summarize the valuation of each Fund’s investments by fair value hierarchy levels as of December 31, 2017:

Level 1	LVIP SSGA Conservative Index Allocation Fund	LVIP SSGA Moderate Index Allocation Fund	LVIP SSGA Moderately Aggressive Index Allocation Fund	LVIP SSGA Conservative Structured Allocation Fund	LVIP SSGA Moderate Structured Allocation Fund	LVIP SSGA Moderately Aggressive Structured Allocation Fund
Investments:
Assets:
Affiliated Investment Companies	$92,910,118	$318,141,086	$294,256,319	$194,954,904	$954,846,354	$538,300,797
Unaffiliated Investment Companies	15,123,691	60,838,144	52,468,251	21,389,794	563,193	27,842,569

Total Investments	$108,033,809	$378,979,230	$346,724,570	$216,344,698	$955,409,547	$566,143,366

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2017, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Funds’ policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2017 and 2016 was as follows:

	LVIP SSGA Conservative Index Allocation Fund	LVIP SSGA Moderate Index Allocation Fund	LVIP SSGA Moderately Aggressive Index Allocation Fund	LVIP SSGA Conservative Structured Allocation Fund	LVIP SSGA Moderate Structured Allocation Fund	LVIP SSGA Moderately Aggressive Structured Allocation Fund
Year Ended December 31, 2017
Ordinary income	$2,219,387	$7,621,726	$6,792,059	$6,822,172	$34,534,177	$21,631,348
Long-term capital gains	210,547	1,048,665	1,119,168	2,182,228	14,473,277	8,279,699

	$2,429,934	$8,670,391	$7,911,227	$9,004,400	$49,007,454	$29,911,047

Year Ended December 31, 2016
Ordinary income	$1,902,856	$5,854,522	$5,487,720	$4,573,746	$18,874,201	$10,859,126
Long-term capital gains	659,795	3,096,839	3,343,839	4,588,311	25,904,879	15,097,001

Total	$2,562,651	$8,951,361	$8,831,559	$9,162,057	$44,779,080	$25,956,127

5. Components of Net Assets on a Tax Basis

As of December 31, 2017, the components of net assets on a tax basis were as follows:

	LVIP SSGA Conservative Index Allocation Fund	LVIP SSGA Moderate Index Allocation Fund	LVIP SSGA Moderately Aggressive Index Allocation Fund	LVIP SSGA Conservative Structured Allocation Fund	LVIP SSGA Moderate Structured Allocation Fund	LVIP SSGA Moderately Aggressive Structured Allocation Fund
Shares of beneficial interest	$94,687,687	$314,156,278	$279,126,353	$194,777,940	$819,625,008	$483,943,149
Undistributed ordinary income	50,505	2,653	4,135	5,617	—	—
Undistributed long-term capital gains	443,421	1,170,400	1,127,038	2,029,226	11,917,571	3,271,473
Net unrealized appreciation	13,160,218	62,943,285	65,955,365	19,417,501	122,462,131	79,042,873

Net assets	$108,341,831	$378,272,616	$346,212,891	$216,230,284	$954,004,710	$566,257,495

LVIP SSGA Allocation Funds–40

LVIP SSGA Allocation Funds

Notes to Financial Statements (continued)

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales and pass-through consent dividends from the Underlying Funds.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of distributions received from the underlying Funds, re-designation of dividends and distributions and pass-through consent dividends. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2017, the Funds recorded the following reclassifications:

	LVIP SSGA Conservative Index Allocation Fund	LVIP SSGA Moderate Index Allocation Fund	LVIP SSGA Moderately Aggressive Index Allocation Fund	LVIP SSGA Conservative Structured Allocation Fund	LVIP SSGA Moderate Structured Allocation Fund	LVIP SSGA Moderately Aggressive Structured Allocation Fund
Undistributed net investment income	$57,421	$346,935	$362,630	$2,127,593	$14,035,475	$9,296,412
Accumulated net realized loss	(57,421)	(346,935)	(362,630)	(2,127,593)	(14,035,475)	(9,296,412)

6. Capital Shares

Transactions in capital shares were as follows:

	LVIP SSGA Conservative Index Allocation Fund		LVIP SSGA Moderate Index Allocation Fund		LVIP SSGA Moderately Aggressive Index Allocation Fund
	Year Ended		Year Ended		Year Ended
	12/31/17	12/31/16	12/31/17	12/31/16	12/31/17	12/31/16
Shares sold:
Standard Class	651,649	582,309	2,682,117	2,266,795	2,212,964	2,174,826
Service Class	843,599	1,867,172	2,895,128	2,715,888	1,707,893	1,654,393
Shares reinvested:
Standard Class	52,782	46,784	204,472	184,756	225,164	238,151
Service Class	132,959	163,537	387,987	495,113	297,406	423,690

	1,680,989	2,659,802	6,169,704	5,662,552	4,443,427	4,491,060

Shares redeemed:
Standard Class	(152,259)	(114,941)	(688,045)	(357,984)	(406,705)	(305,455)
Service Class	(1,165,547)	(1,639,828)	(2,766,093)	(2,629,900)	(1,841,577)	(1,939,382)

	(1,317,806)	(1,754,769)	(3,454,138)	(2,987,884)	(2,248,282)	(2,244,837)

Net increase	363,183	905,033	2,715,566	2,674,668	2,195,145	2,246,223

	LVIP SSGA Conservative Structured Allocation Fund		LVIP SSGA Moderate Structured Allocation Fund		LVIP SSGA Moderately Aggressive Structured Allocation Fund
	Year Ended		Year Ended		Year Ended
	12/31/17	12/31/16	12/31/17	12/31/16	12/31/17	12/31/16
Shares sold:
Standard Class	252,069	482,729	1,321,636	1,540,475	1,118,126	1,540,447
Service Class	1,639,208	2,671,953	4,350,084	4,706,693	3,751,296	3,060,599
Shares reinvested:
Standard Class	61,884	51,925	371,864	287,110	302,263	233,314
Service Class	683,435	740,418	3,348,403	3,367,656	1,888,912	1,844,493

	2,636,596	3,947,025	9,391,987	9,901,934	7,060,597	6,678,853

Shares redeemed:
Standard Class	(80,278)	(134,443)	(302,750)	(511,818)	(260,534)	(400,389)
Service Class	(2,774,368)	(2,978,917)	(8,816,652)	(9,432,035)	(4,673,534)	(5,323,721)

	(2,854,646)	(3,113,360)	(9,119,402)	(9,943,853)	(4,934,068)	(5,724,110)

Net increase (decrease)	(218,050)	833,665	272,585	(41,919)	2,126,529	954,743

LVIP SSGA Allocation Funds–41

LVIP SSGA Allocation Funds

Notes to Financial Statements (continued)

7. Contractual Obligations

The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown; however, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of material loss to be remote.

8. Recent Regulatory Reporting Updates

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amended Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. As of August 1, 2017, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Funds’ financial statements and related disclosures or impact the Funds’ net assets or results of operations.

9. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Funds’ financial statements.

LVIP SSGA Allocation Funds–42

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of LVIP SSGA Conservative Index Allocation Fund, LVIP SSGA Moderate Index Allocation Fund, LVIP SSGA Moderately Aggressive Index Allocation Fund, LVIP SSGA Conservative Structured Allocation Fund, LVIP SSGA Moderate Structured Allocation Fund and LVIP SSGA Moderately Aggressive Structured Allocation Fund.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of LVIP SSGA Conservative Index Allocation Fund, LVIP SSGA Moderate Index Allocation Fund, LVIP SSGA Moderately Aggressive Index Allocation Fund, LVIP SSGA Conservative Structured Allocation Fund, LVIP SSGA Moderate Structured Allocation Fund and LVIP SSGA Moderately Aggressive Structured Allocation Fund (collectively referred to as the “Funds”) (six of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedules of investments, as of December 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (six of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.

Philadelphia, Pennsylvania

February 22, 2018

LVIP SSGA Allocation Funds–43

LVIP SSGA Allocation Funds

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2017, the Funds report distributions paid during the year as follows:

	(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
LVIP SSGA Conservative Index Allocation Fund	8.66%	91.34%	100.00%
LVIP SSGA Moderate Index Allocation Fund	12.09%	87.91%	100.00%
LVIP SSGA Moderately Aggressive Index Allocation Fund	14.15%	85.85%	100.00%
LVIP SSGA Conservative Structured Allocation Fund	24.24%	75.76%	100.00%
LVIP SSGA Moderate Structured Allocation Fund	29.53%	70.47%	100.00%
LVIP SSGA Moderately Aggressive Structured Allocation Fund	27.68%	72.32%	100.00%

(A) and (B) are based on a percentage of each Fund’s total distributions.

Approval of Investment Management Agreements

On August 22-23 and September 11-12, 2017, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) (the “Advisory Agreement”) for various series of the Trust (each a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and Morningstar, Inc. (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and Morningstar provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information, and LIAC provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreement. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreement be renewed. The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreement. In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding the structure of portfolio manager compensation, brokerage practices, risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance–Index Allocation Funds. The Board reviewed performance information provided by Morningstar for the standard class of each Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three and five year periods, as applicable, ended March 31, 2017. The Board also received return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category.

The Board reviewed the LVIP SSGA Conservative Index Allocation Fund’s total return and standard deviation compared to the total return and standard deviation of a peer group of funds included in the Morningstar Allocation – 30% to 50% Equity funds category and a custom index

LVIP SSGA Allocation Funds–44

LVIP SSGA Allocation Funds

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreements (continued)

(Conservative Index Allocation Composite). The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one, three and five year periods. The Board noted LIAC’s comments that underperformance as compared to the custom index was a result of the underlying funds’ fees. The Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the LVIP SSGA Moderate Index Allocation Fund’s total return and standard deviation compared to the total return and standard deviation of a peer group of funds included in the Morningstar Allocation – 50% to 70% Equity funds category and a custom index (Moderate Index Allocation Composite). The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one, three and five year periods. The Board noted LIAC’s comments that underperformance compared to the custom index was a result of the underlying funds’ fees. The Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the LVIP SSGA Moderately Aggressive Index Allocation Fund’s total return and standard deviation compared to the total return and standard deviation of a peer group of funds included in the Morningstar Allocation – 50% to 70% Equity funds category and a custom index (Moderately Aggressive Index Allocation Composite). The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and below the benchmark index for the one year period and below the return of the Morningstar peer group median and the benchmark index for the three and five year periods. The Board considered LIAC’s comments that underperformance compared to the custom index was primarily a result of the underlying funds’ fees. The Board concluded that the services provided by LIAC were satisfactory.

Management Fee–Index Allocation Funds. The Board reviewed each Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of the Morningstar peer group and category median for each Fund. The Board considered that LIAC had implemented an advisory fee waiver for each Fund through April 30, 2018. The Board noted that the investment management fee for each Fund giving effect to the advisory fee waiver was below the median management fee of the respective Morningstar peer group giving effect to the advisory fee waiver. The Board also noted that each Fund’s net expense ratio (plus acquired fund fees and expenses (“AFFE”)) was lower than the net expense ratio (including AFFE) of the respective Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that each Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

Economies of Scale–Index Allocation Funds. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2018 for each Fund and an expense limitation through April 30, 2018 for the LVIP SSGA Conservative Index Allocation Fund and concluded that economies of scale were appropriately shared with investors.

Performance–Structured Allocation Funds. The Board reviewed performance information provided by Morningstar for the standard class of each Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three and five year periods, as applicable, ended March 31, 2017. The Board also received return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category.

The Board reviewed the LVIP SSGA Conservative Structured Allocation Fund’s total return and standard deviation compared to the total return and standard deviation of a peer group of funds included in the Morningstar Allocation – 30% to 50% Equity funds category and a custom index (Conservative Structured Allocation Composite). The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and above the benchmark index for the one year period and below the return of the Morningstar peer group median and the benchmark index for the three and five year periods. The Board considered LIAC’s comments that underperformance as compared to the custom index was primarily a result of the underlying funds’ fees. The Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the LVIP SSGA Moderate Structured Allocation Fund’s total return and standard deviation compared to the total return and standard deviation of a peer group of funds included in the Morningstar Allocation – 50% to 70% Equity funds category and a custom index (Moderate Structured Allocation Composite). The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and the benchmark index for the one year period, below the return of the Morningstar peer group median and above the benchmark index for the three year period and below the return of the Morningstar peer group median and the benchmark index for the five year period. The Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the LVIP SSGA Moderately Aggressive Structured Allocation Fund’s total return and standard deviation compared to the total return and standard deviation of a peer group of funds included in the Morningstar Allocation – 50% to 70% Equity funds category and a custom index (Moderately Aggressive Structured Allocation Composite). The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and the benchmark index for the one year period, equal to the return of the Morningstar peer group median and above the benchmark index for the three year period and below the return of the Morningstar peer group median and the benchmark index for the five year period. The Board concluded that the services provided by LIAC were satisfactory.

Management Fee–Structured Allocation Funds. The Board reviewed each Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of the Morningstar peer group and category median for each Fund. The Board considered that LIAC had implemented an advisory fee waiver for each of the Funds through April 30, 2018. The Board noted that the investment management fee for each Fund, without giving effect to the advisory fee waiver, was higher than the median management fee of the Morningstar peer group. The Board also considered that each Fund’s net expense ratio (plus AFFE) was lower than the net expense

LVIP SSGA Allocation Funds–45

LVIP SSGA Allocation Funds

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreements (continued)

ratio (including AFFE) of the respective Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that each Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

Economies of Scale–Structured Allocation Funds. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver for each Fund through April 30, 2018 and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds, for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for each Fund are fair and reasonable, and that the continuation of the Advisory Agreement is in the best interests of each Fund.

LVIP SSGA Allocation Funds–46

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.

The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.

The term Fund Complex includes the 92 series of Lincoln Variable Insurance Products Trust.

Interested Trustee

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	Formerly: Lincoln Advisors Trust

* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of both the Advisor and The Lincoln National Life Insurance Company, the parent company of the Trust’s Adviser.

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	92	Formerly: Lincoln Advisors Trust

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	Formerly: Lincoln Advisors Trust

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	Formerly: Lincoln Advisors Trust

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Formerly: Lincoln Advisors Trust

LVIP SSGA Allocation Funds–47

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Charles I. Plosser*** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Public Governor for the Financial Industry Regulatory Authority (FINRA); Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	92	Rochester Gas and Electric Corporation

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Associated Grocers of New England (Director Emeritus); Formerly: Lincoln Trust Advisors

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	Formerly: Lincoln Advisors Trust

Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	92	St. Vincent Health; Formerly: Lincoln Advisors Trust

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	92	Formerly: Lincoln Advisors Trust

Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012	92	Trustee of FundVantage Trust

** Steve A. Cobb, is the son-in-law of Kenneth G. Stella. *** Charles I. Plosser was appointed Trustee effective January 1, 2018. Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.

Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.

LVIP SSGA Allocation Funds–48

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.

Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Vice President, Secretary, and Chief Legal Officer	Since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President and Chief Compliance Officer, Lincoln National Corporation; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Deputy General Counsel, Janney Montgomery Scott LLC.

Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.

Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.

John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

LVIP SSGA Allocation Funds–49

LVIP SSGA Bond Index Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2017

LVIP SSGA Bond Index Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSGA Bond Index Fund

2017 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation Subadvised by: SSGA Funds Management, Inc.

The Fund returned 3.18% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2017, while its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index1, returned 3.54%.

The Index’s positive annual total return can be primarily attributed to the Index’s exposure to corporate securities as optimism surrounding tax reform, strength in the labor market, and the continued economic recovery around the Globe supported risk assets over the year. Despite continued weakness in inflation fundamentals in the US, the Fed demonstrated its commitment to gradual normalization as it raised its lending rate in March, June and December in 25bp increments; as of year-end, the Fed’s Lending Rate came in at 1.25-1.50%. Similarly, the Bank announced its decision to begin unwinding its quantitative easing program at its meeting in September, aiding to the move higher in rates. The US 2s30s yield curve flattened over 100bps to 85bps over the year as front-end rates continued to move higher in anticipation of Fed tightening and back-end rates remained anchored due to demand for long duration treasuries and inflation weakness. Towards the end of the year, the Administration successfully passed its Tax Bill that aided to the market’s risk-on sentiment as well. Nonetheless, the US 10yr came within 7bps year over year, trading around 2.40% as of December 31, 2017.

It was a strong year for credit markets as evidenced in the Credit portion of the index’s positive annual total return. The OAS of the index tightened by 29bps to 89bps suggesting an improvement in credit conditions. Gross investment grade issuance remained robust, coming in at $1,468.5bn for the year.

The Fund seeks to match the returns of the Bloomberg Barclays U.S. Aggregate Bond Index. As a result, we seek to maintain a portfolio which matches all of the major characteristics of the index, including sector, quality, yield and duration.

The Fund uses a stratified sampling approach to match the index major risk characteristics and does not over or under-weight sectors or securities in an effort to add value above its benchmark. It seeks to track as closely as possible, before fees and expenses, the return of the benchmark, Bloomberg Barclays U.S. Aggregate Bond Index. There is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor bond market performance.

Portfolio Managers:
SSGA Funds Management, Inc.:	Michael J. Burnell
Marc Di Cosimo
Michael Pryzgoda

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 5/1/08 through 12/31/17

This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Bond Index Fund shares on 5/1/08 (commencement of operations). As the chart shows, by 12/31/17, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $13,912 for the Standard Class shares and $13,582 for the Service Class shares. For comparison, look at how the Bloomberg Barclays U.S. Aggregate Bond Index did over the same period. The same $10,000 investment would have increased to $14,526. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/17

Standard Class Shares
One Year	+ 3.18%
Five Years	+ 1.74%
Inception (5/1/08)	+ 3.47%

Service Class Shares
One Year	+ 2.92%
Five Years	+ 1.49%
Inception (5/1/08)	+ 3.22%

[1]

The Bloomberg Barclays U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million par amount outstanding.

LVIP SSGA Bond Index Fund–1

LVIP SSGA Bond Index Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2017 to December 31, 2017

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”)fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Annualized Expense Ratio	Expenses Paid During Period 7/1/17 to 12/31/17*
Actual
Standard Class Shares	$1,000.00	$ 1,010.60	0.35%	$1.77
Service Class Shares	1,000.00	1,009.30	0.60%	3.04
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.44	0.35%	$1.79
Service Class Shares	1,000.00	1,022.18	0.60%	3.06

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP SSGA Bond Index Fund–2

LVIP SSGA Bond Index Fund

Security Type/Sector Allocation and Credit Quality Breakdown (unaudited)

As of December 31, 2017

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Agency Commercial Mortgage-Backed Securities	0.70%
Agency Mortgage-Backed Securities	27.96%
Agency Obligations	1.71%
Corporate Bonds	26.57%
Advertising	0.04%
Aerospace & Defense	0.42%
Agriculture	0.34%
Airlines	0.08%
Apparel	0.02%
Auto Manufacturers	0.56%
Auto Parts & Equipment	0.03%
Banks	6.29%
Beverages	0.73%
Biotechnology	0.42%
Building Materials	0.07%
Chemicals	0.40%
Commercial Services	0.17%
Computers	0.72%
Construction & Engineering	0.02%
Containers & Packaging	0.04%
Cosmetics & Personal Care	0.15%
Distribution & Wholesale	0.01%
Diversified Financial Services	0.80%
Electric	1.59%
Electrical Components & Equipment	0.02%
Electronics	0.15%
Environmental Control	0.07%
Food	0.38%
Gas	0.16%
Hand & Machine Tools	0.01%
Health Care Products	0.51%
Health Care Services	0.45%
Holding Companies Diversified	0.01%
Home Builders	0.01%
Home Furnishings	0.01%
Household Products & Wares	0.05%
Housewares	0.04%
Insurance	0.79%
Internet	0.27%
Investment Companies	0.02%
Iron & Steel	0.08%
Leisure Time	0.01%
Lodging	0.03%
Machinery Construction & Mining	0.09%
Machinery Diversified	0.14%
Manufacturing	0.33%
Media	0.96%
Metal Fabricate & Hardware	0.02%

Security Type/Sector	Percentage of Net Assets
Mining	0.18%
Office & Business Equipment	0.04%
Oil & Gas	1.76%
Oil & Gas Services	0.10%
Paper & Forest Products	0.08%
Pharmaceuticals	1.20%
Pipelines	0.92%
Private Equity	0.00%
Real Estate	0.02%
Real Estate Investment Trusts	0.80%
Retail	0.86%
Savings & Loans	0.00%
Semiconductors	0.40%
Software	0.78%
Telecommunications	1.38%
Textiles	0.01%
Toys, Games & Hobbies	0.01%
Transportation	0.48%
Trucking & Leasing	0.01%
Water	0.03%
Municipal Bonds	0.64%
Non-Agency Asset-Backed Securities	0.50%
Non-Agency Commercial Mortgage-Backed
Securities	1.15%
Regional Bonds	0.23%
Sovereign Bonds	1.41%
Supranational Banks	1.52%
U.S. Treasury Obligations	36.78%
Money Market Fund	1.93%
Total Value of Securities	101.10%
Liabilities Net of Receivables and Other Assets	(1.10%)
Total Net Assets	100.00%

Credit Quality Breakdown (as a % of fixed income investments)*
U.S. Government	67.72%
AAA	4.47%
AA	5.02%
A	12.97%
BBB	9.73%
Not-Rated	0.09%
Total	100.00%

*For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s Rating Services (“S&P”) or Moody’s Investor Service, Inc. (“Moody”) or Fitch

LVIP SSGA Bond Index Fund–3

LVIP SSGA Bond Index Fund

Security Type/Sector Allocation and Credit Quality Breakdown (unaudited) (continued)

Inc. (“Fitch”). Agency Commercial Mortgage-Backed Securities, Agency Mortgage-Backed Securities, Agency Obligations, and U.S. Treasury Obligations appear under “U.S. Government”. “Not-Rated” is used to classify securities for which a rating is not available and does not necessarily indicate low credit quality. Credit quality ratings are subject to change.

LVIP SSGA Bond Index Fund–4

LVIP SSGA Bond Index Fund

Statement of Net Assets

December 31, 2017

	Principal Amount°	Value (U.S. $)

AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–0.70%
Fannie Mae-Aces
Series 2011-M8 A2 2.922% 8/25/21	500,000	$507,714
•Series2013-M12APT 2.393%3/25/23	527,849	524,575
•Series 2014-M2 A2 3.513% 12/25/23	1,285,000	1,345,140
•Series 2014-M4 A2 3.346% 3/25/24	1,000,000	1,038,303
Series 2015-M1 A2 2.532% 9/25/24	500,000	494,740
•Series 2016-M13 A2 2.477% 9/25/26	1,600,000	1,556,754
•Series 2017-M3 A2 2.486% 12/25/26	800,000	777,285
•Series 2017-M8 A2 3.061% 5/25/27	350,000	354,142
Freddie Mac Multifamily Structured Pass Through Certificates
◆Series K025 A1 1.875% 4/25/22	1,053,243	1,045,221
◆Series K026 A2 2.51% 11/25/22	1,000,000	1,004,691
◆Series K030 A1 2.779% 9/25/22	989,463	999,696
•◆Series K030 A2 3.25% 4/25/23	6,000,000	6,221,009
•◆Series K050 A2 3.334% 8/25/25	900,000	936,099
◆Series K060 A2 3.30% 10/25/26	1,000,000	1,036,102
◆Series K067 AM 3.276% 8/25/27	800,000	819,517
•◆Series K069 A2 3.187% 9/25/27	1,400,000	1,435,597
◆Series K710 A2 1.883% 5/25/19	1,500,000	1,496,852

Total Agency Commercial Mortgage-Backed Securities (Cost $21,503,088)		21,593,437

AGENCY MORTGAGE-BACKED SECURITIES–27.96%
Fannie Mae S.F. 10 yr
4.00% 8/1/19	13,472	13,865
4.00% 6/1/20	91,070	93,726
4.00% 5/1/23	55,905	57,535
6.00% 9/1/18	1,188	1,197
Fannie Mae S.F. 15 yr
2.50% 10/1/27	1,041,270	1,046,487
2.50% 3/1/28	2,191,404	2,202,360
2.50% 4/1/28	2,594,961	2,607,118
2.50% 7/1/28	549,154	551,731
2.50% 9/1/28	1,042,381	1,047,275
2.50% 10/1/28	3,498,672	3,515,100
2.50% 3/1/29	2,734,365	2,747,213
2.50% 2/1/30	1,959,642	1,963,422
2.50% 5/1/30	693,672	695,008
2.50% 2/1/31	4,292,954	4,288,366
2.50% 7/1/31	1,708,532	1,706,706
2.50% 10/1/31	1,774,396	1,772,499
3.00% 11/1/26	1,852,534	1,892,045
3.00% 6/1/27	480,649	490,917
3.00% 8/1/27	895,566	914,726
3.00% 9/1/27	3,584,002	3,656,059
3.00% 10/1/27	559,420	571,381
3.00% 12/1/27	151,398	154,413
3.00% 8/1/29	2,333,382	2,381,694
3.00% 4/1/30	1,357,705	1,385,850
3.00% 5/1/30	3,476,059	3,550,235

	Principal Amount°	Value (U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 15 yr (continued)
3.00% 6/1/30	2,481,726	$2,530,851
3.00% 12/1/30	1,154,780	1,176,830
3.00% 10/1/32	1,948,125	1,985,325
3.50% 11/1/25	459,166	474,072
3.50% 12/1/25	1,103,580	1,142,030
3.50% 12/1/26	600,655	620,155
3.50% 1/1/27	1,570,604	1,621,592
3.50% 10/1/29	1,884,599	1,946,803
3.50% 4/1/32	913,243	944,353
4.00% 4/1/24	78,715	81,718
4.00% 5/1/24	136,833	142,043
4.00% 6/1/24	188,434	195,674
4.00% 7/1/24	77,611	80,607
4.00% 10/1/24	5,043	5,219
4.00% 12/1/24	184,036	191,117
4.00% 1/1/25	322,288	337,495
4.00% 3/1/25	373,817	391,372
4.00% 5/1/25	126,087	130,934
4.00% 7/1/25	2,228	2,321
4.00% 8/1/25	10,578	11,017
4.00% 9/1/25	139,105	143,590
4.00% 10/1/25	149,406	155,642
4.00% 1/1/26	6,366	6,663
4.00% 3/1/26	387,470	403,622
4.00% 5/1/26	3,783	3,959
4.00% 7/1/26	316,850	329,992
4.50% 2/1/23	44,799	46,155
4.50% 4/1/23	4,795	5,012
4.50% 5/1/23	5,929	6,124
4.50% 6/1/23	178,354	187,972
4.50% 11/1/23	7,445	7,816
4.50% 2/1/24	1,611	1,699
4.50% 3/1/24	2,821	2,939
4.50% 4/1/24	75,555	79,678
4.50% 5/1/24	145,912	153,926
4.50% 7/1/24	129,335	136,320
4.50% 8/1/24	199,403	210,367
4.50% 11/1/24	79,823	84,184
4.50% 4/1/25	141,244	149,007
4.50% 5/1/25	14,898	15,715
4.50% 6/1/25	4,066	4,129
5.00% 6/1/19	128	130
5.00% 4/1/23	14,765	15,521
5.00% 6/1/23	278,378	293,453
5.00% 9/1/23	128,124	135,010
5.00% 11/1/23	65,287	68,687
5.00% 12/1/23	65,433	69,006
5.00% 3/1/25	31,638	33,371
5.00% 6/1/25	1,495	1,578
5.50% 12/1/18	642	645
5.50% 3/1/20	3,557	3,574
5.50% 4/1/22	29,473	30,844

LVIP SSGA Bond Index Fund—5

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 15 yr (continued)
5.50% 7/1/22	22,767	$23,572
6.00% 6/1/20	4,596	4,694
6.00% 8/1/22	6,446	6,682
6.00% 9/1/22	21,811	22,813
Fannie Mae S.F. 15 yr TBA
2.50% 1/1/33	2,300,000	2,296,406
3.00% 1/1/33	4,400,000	4,481,641
3.50% 1/1/33	500,000	516,083
Fannie Mae S.F. 20 yr
3.00% 11/1/34	1,258,580	1,287,076
3.00% 12/1/34	971,787	993,806
3.00% 2/1/35	1,754,438	1,788,770
3.00% 3/1/36	759,301	772,767
3.00% 11/1/36	3,185,351	3,236,041
3.50% 6/1/34	3,955,712	4,115,635
3.50% 7/1/34	4,716,315	4,906,900
3.50% 2/1/37	2,025,625	2,100,320
4.00% 9/1/35	375,760	396,648
4.00% 10/1/35	663,522	700,921
4.00% 1/1/37	867,852	917,044
Fannie Mae S.F. 30 yr
3.00% 9/1/42	1,525,679	1,533,778
3.00% 10/1/42	2,815,697	2,830,914
3.00% 11/1/42	1,839,317	1,849,257
3.00% 12/1/42	1,725,661	1,735,671
3.00% 1/1/43	3,741,692	3,761,873
3.00% 3/1/43	7,722,645	7,764,049
3.00% 4/1/43	2,015,678	2,026,572
3.00% 5/1/43	1,266,175	1,273,019
3.00% 6/1/43	5,335,888	5,363,865
3.00% 7/1/43	3,175,556	3,192,198
3.00% 8/1/43	4,498,598	4,521,982
3.00% 9/1/45	2,716,504	2,720,527
3.00% 11/1/45	5,174,551	5,180,931
3.00% 9/1/46	6,453,508	6,456,790
3.00% 10/1/46	3,953,595	3,955,606
3.00% 11/1/46	4,184,009	4,186,137
3.00% 12/1/46	9,833,277	9,838,278
3.00% 1/1/47	7,569,623	7,573,473
3.00% 9/1/47	1,580,087	1,580,891
3.00% 11/1/47	996,805	997,312
3.50% 10/1/40	596,800	614,155
3.50% 12/1/40	449,556	464,211
3.50% 2/1/41	681,601	703,783
3.50% 8/1/42	571,028	589,507
3.50% 9/1/42	5,828,313	6,021,094
3.50% 10/1/42	3,632,773	3,750,026
3.50% 11/1/42	1,248,957	1,289,502
3.50% 1/1/43	2,403,630	2,480,768
3.50% 2/1/43	432,184	446,095
3.50% 7/1/43	4,732,704	4,874,955
3.50% 10/1/44	2,467,528	2,534,815

	Principal Amount°	Value (U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued)
3.50% 1/1/45	1,932,018	$1,984,703
3.50% 4/1/45	3,819,881	3,924,046
3.50% 5/1/45	3,309,623	3,399,874
3.50% 8/1/45	8,428,618	8,669,932
3.50% 11/1/45	5,584,741	5,737,032
3.50% 12/1/45	5,299,950	5,444,475
3.50% 2/1/46	16,514,899	16,965,247
3.50% 5/1/46	2,377,875	2,442,718
3.50% 6/1/46	1,078,250	1,107,653
3.50% 2/1/47	2,644,614	2,716,731
3.50% 3/1/47	1,857,073	1,907,714
3.50% 9/1/47	1,989,287	2,043,642
3.50% 10/1/47	4,931,839	5,066,726
3.50% 12/1/47	3,987,273	4,096,326
3.50% 1/1/48	4,400,000	4,520,342
4.00% 1/1/39	33,550	35,319
4.00% 2/1/39	43,924	46,191
4.00% 3/1/39	2,032	2,136
4.00% 4/1/39	177,064	186,119
4.00% 6/1/39	104,658	109,736
4.00% 8/1/39	396,906	419,362
4.00% 9/1/39	545,226	577,969
4.00% 11/1/39	31,996	33,632
4.00% 12/1/39	755,475	793,793
4.00% 1/1/40	306,450	322,006
4.00% 5/1/40	218,406	229,696
4.00% 8/1/40	88,718	93,193
4.00% 9/1/40	136,378	143,244
4.00% 10/1/40	617,016	648,199
4.00% 11/1/40	896,014	941,355
4.00% 12/1/40	1,421,826	1,501,000
4.00% 1/1/41	3,118,493	3,275,226
4.00% 2/1/41	874,120	918,239
4.00% 3/1/41	12,445	13,073
4.00% 4/1/41	296,379	311,228
4.00% 5/1/41	1,507,500	1,583,230
4.00% 6/1/41	16,936	17,785
4.00% 9/1/41	296,885	311,773
4.00% 10/1/41	162,254	170,680
4.00% 11/1/41	328,998	345,526
4.00% 12/1/41	14,439	15,165
4.00% 1/1/42	11,792	12,385
4.00% 3/1/42	196,286	205,291
4.00% 10/1/43	4,393,046	4,606,435
4.00% 12/1/43	1,099,129	1,151,482
4.00% 7/1/44	2,217,758	2,321,797
4.00% 9/1/44	2,343,081	2,452,972
4.00% 10/1/44	3,257,487	3,410,441
4.00% 3/1/45	2,750,209	2,876,618
4.00% 7/1/45	3,176,799	3,324,149
4.00% 9/1/45	8,909,992	9,323,542
4.00% 4/1/46	2,401,885	2,512,790

LVIP SSGA Bond Index Fund–6

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued)
4.00% 7/1/46	802,124	$839,142
4.00% 11/1/46	3,523,217	3,686,254
4.00% 4/1/47	904,878	946,923
4.00% 8/1/47	6,917,810	7,240,714
4.00% 9/1/47	1,907,725	1,996,872
4.00% 1/1/48	2,000,000	2,096,030
4.50% 8/1/33	20,761	22,192
4.50% 1/1/34	13,874	14,822
4.50% 9/1/35	57,707	61,663
4.50% 2/1/38	20,910	22,315
4.50% 4/1/38	22,024	23,450
4.50% 7/1/38	62,967	67,110
4.50% 11/1/38	100,539	107,250
4.50% 2/1/39	272,707	290,879
4.50% 3/1/39	200,870	214,076
4.50% 4/1/39	803,227	861,019
4.50% 5/1/39	297,518	321,533
4.50% 6/1/39	94,632	100,958
4.50% 7/1/39	329,073	351,181
4.50% 9/1/39	236,375	255,036
4.50% 1/1/40	747,577	810,746
4.50% 2/1/40	1,235,913	1,330,005
4.50% 5/1/40	744,755	801,639
4.50% 6/1/40	365,734	391,989
4.50% 8/1/40	146,299	156,075
4.50% 9/1/40	380,474	407,930
4.50% 10/1/40	2,396,903	2,571,726
4.50% 11/1/40	385,816	412,642
4.50% 2/1/41	1,409,770	1,511,701
4.50% 4/1/41	20,687	22,026
4.50% 5/1/41	1,898,398	2,034,818
4.50% 6/1/41	246,884	264,715
4.50% 1/1/42	2,027,977	2,173,723
4.50% 9/1/43	928,479	989,823
4.50% 12/1/43	2,741,297	2,922,428
4.50% 10/1/44	287,351	306,273
4.50% 9/1/47	2,499,246	2,662,071
5.00% 9/1/33	117,959	128,132
5.00% 4/1/34	413,676	449,316
5.00% 7/1/34	283,419	307,883
5.00% 11/1/34	133,674	144,970
5.00% 4/1/35	86,855	94,351
5.00% 6/1/35	145,331	157,606
5.00% 7/1/35	1,647,717	1,789,786
5.00% 9/1/35	26,393	28,652
5.00% 10/1/35	105,954	115,093
5.00% 12/1/35	493,839	536,502
5.00% 2/1/36	1,125,810	1,222,934
5.00% 3/1/36	63,175	68,632
5.00% 11/1/36	21,955	23,822
5.00% 4/1/38	141,237	152,058
5.00% 7/1/38	23,918	25,734

	Principal Amount°	Value (U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued)
5.00% 11/1/38	13,434	$14,422
5.00% 8/1/39	717,375	774,050
5.00% 12/1/39	139,584	150,600
5.00% 1/1/40	315,501	346,365
5.00% 7/1/40	1,235,763	1,338,060
5.00% 9/1/40	382,569	412,948
5.00% 6/1/41	1,186,939	1,280,402
5.50% 11/1/33	51,688	57,186
5.50% 1/1/34	57,109	63,393
5.50% 5/1/34	69,026	76,389
5.50% 7/1/34	64,704	71,738
5.50% 10/1/34	133,845	148,423
5.50% 9/1/35	64,975	71,997
5.50% 10/1/35	55,623	61,500
5.50% 12/1/35	362,527	397,982
5.50% 1/1/36	351,912	389,803
5.50% 4/1/36	872,951	966,858
5.50% 8/1/36	240,467	266,235
5.50% 1/1/37	232,535	256,179
5.50% 3/1/37	79,630	87,868
5.50% 5/1/37	102,865	113,923
5.50% 6/1/37	99,606	110,323
5.50% 8/1/37	29,523	32,433
5.50% 11/1/37	1,261	1,392
5.50% 12/1/37	193	213
5.50% 1/1/38	1,846,911	2,034,239
5.50% 2/1/38	35,213	38,736
5.50% 5/1/38	142,230	157,244
5.50% 6/1/38	8,883	9,818
5.50% 7/1/38	76,522	84,219
5.50% 10/1/38	32,551	35,952
5.50% 1/1/39	143,439	158,244
5.50% 5/1/39	298,109	328,552
5.50% 6/1/39	307,283	339,194
5.50% 10/1/39	129,820	143,278
5.50% 7/1/41	243,641	269,088
6.00% 12/1/35	105,697	121,121
6.00% 2/1/36	41,027	46,536
6.00% 6/1/36	28,680	32,509
6.00% 7/1/36	78,089	87,523
6.00% 8/1/36	53,584	60,516
6.00% 9/1/36	66,472	75,097
6.00% 10/1/36	68,659	77,390
6.00% 11/1/36	6,679	7,577
6.00% 1/1/37	72,363	81,991
6.00% 2/1/37	295,456	335,363
6.00% 3/1/37	37,193	41,933
6.00% 4/1/37	3,719	4,155
6.00% 5/1/37	94,562	106,889
6.00% 6/1/37	45,439	51,259
6.00% 8/1/37	98,310	110,468
6.00% 9/1/37	145,421	163,761

LVIP SSGA Bond Index Fund–7

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued)
6.00% 10/1/37	208,676	$235,154
6.00% 11/1/37	44,760	50,315
6.00% 1/1/38	24,737	27,756
6.00% 2/1/38	19,004	21,230
6.00% 4/1/38	2,282	2,550
6.00% 5/1/38	114,507	128,322
6.00% 6/1/38	45,825	51,384
6.00% 8/1/38	45,331	50,641
6.00% 9/1/38	23,723	26,502
6.00% 10/1/38	25,593	28,615
6.00% 11/1/38	16,880	18,857
6.00% 12/1/38	371,371	419,530
6.00% 4/1/40	341,953	385,337
6.00% 6/1/40	592,773	669,825
6.50% 3/1/32	1,127	1,249
6.50% 7/1/36	56,567	63,230
6.50% 9/1/36	57,128	65,260
6.50% 11/1/36	107,663	126,067
6.50% 9/1/37	11,487	12,779
6.50% 10/1/37	125,797	140,620
6.50% 2/1/38	101,327	113,720
6.50% 3/1/38	284,635	328,423
6.50% 5/1/38	34,965	38,757
6.50% 7/1/38	120,355	137,125
6.50% 10/1/38	82,657	91,621
7.00% 8/1/39	220,904	243,825
Fannie Mae S.F. 30 yr TBA
3.00% 1/1/48	1,000,000	1,000,000
3.50% 1/1/48	6,675,000	6,853,348
4.00% 1/1/48	5,500,000	5,751,564
4.50% 1/1/48	2,000,000	2,127,812
Freddie Mac S.F. 15 yr
2.50% 4/1/28	110,024	110,152
2.50% 7/1/28	379,801	381,645
2.50% 8/1/28	2,684,241	2,697,287
2.50% 9/1/28	2,007,167	2,013,186
2.50% 10/1/28	2,762,323	2,775,739
2.50% 10/1/29	1,712,938	1,713,340
2.50% 1/1/31	2,064,160	2,061,712
2.50% 5/1/31	813,250	812,286
2.50% 6/1/31	2,904,254	2,900,810
2.50% 12/1/31	2,588,030	2,585,400
3.00% 11/1/26	2,301,021	2,344,243
3.00% 2/1/27	221,119	225,317
3.00% 3/1/27	541,837	552,015
3.00% 4/1/27	730,299	744,017
3.00% 11/1/27	383,679	390,886
3.00% 2/1/29	1,178,361	1,201,658
3.00% 4/1/30	3,160,626	3,219,993
3.00% 12/1/30	3,452,846	3,517,703
3.00% 5/1/31	1,776,832	1,810,207

	Principal Amount°	Value (U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac S.F. 15 yr (continued)
3.00% 2/1/32	1,288,609	$1,313,259
3.00% 5/1/32	1,052,900	1,072,677
3.50% 12/1/25	1,125,215	1,169,996
3.50% 3/1/26	783,646	809,963
3.50% 10/1/27	489,343	507,258
3.50% 2/1/30	311,595	322,680
3.50% 4/1/32	884,029	914,290
4.00% 2/1/24	45,015	46,332
4.00% 8/1/24	74,335	77,124
4.00% 2/1/25	111,644	115,828
4.00% 7/1/25	310,818	322,988
4.00% 4/1/26	673,714	703,240
4.50% 3/1/18	2,916	2,957
4.50% 4/1/18	4,806	4,874
4.50% 10/1/18	3,344	3,391
4.50% 11/1/18	18,996	19,291
4.50% 12/1/18	8,551	8,672
4.50% 1/1/19	10,633	10,801
4.50% 2/1/19	14,307	14,543
4.50% 7/1/19	25,331	25,689
4.50% 12/1/19	7,576	7,683
4.50% 4/1/21	6,320	6,409
4.50% 6/1/24	3,659	3,839
4.50% 7/1/24	124,554	130,527
4.50% 8/1/24	58,230	61,063
4.50% 11/1/24	120,283	126,162
4.50% 5/1/25	42,148	44,169
5.00% 4/1/18	8,359	8,524
5.00% 4/1/23	72,492	76,078
5.00% 1/1/25	9,219	9,401
5.00% 3/1/25	39,982	41,987
5.50% 4/1/18	4,848	4,855
6.00% 11/1/23	48,752	52,081
Freddie Mac S.F. 15 yr TBA
2.50% 1/1/33	1,975,000	1,971,605
3.00% 1/1/33	1,400,000	1,425,482
Freddie Mac S.F. 20 yr
3.00% 5/1/35	2,144,315	2,182,054
3.00% 4/1/36	1,969,071	2,003,744
3.00% 2/1/37	1,218,449	1,236,914
Freddie Mac S.F. 30 yr
3.00% 10/1/42	2,033,503	2,044,502
3.00% 1/1/43	3,992,279	4,014,698
3.00% 3/1/43	4,781,861	4,809,454
3.00% 4/1/43	3,083,006	3,099,888
3.00% 7/1/43	1,264,395	1,270,007
3.00% 8/1/43	532,346	534,594
3.00% 10/1/43	1,570,526	1,578,043
3.00% 8/1/45	9,013,047	9,023,764
3.00% 4/1/46	1,687,395	1,689,730
3.00% 10/1/46	6,547,419	6,555,468
3.00% 11/1/46	3,985,738	3,990,020

LVIP SSGA Bond Index Fund–8

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac S.F. 30 yr (continued)
3.00% 12/1/46	2,405,028	$2,407,488
3.00% 1/1/47	4,434,295	4,438,601
3.00% 2/1/47	8,094,134	8,101,841
3.50% 2/1/42	2,290,604	2,363,850
3.50% 5/1/42	2,091,968	2,158,844
3.50% 10/1/42	2,038,126	2,103,290
3.50% 2/1/43	1,325,994	1,368,675
3.50% 5/1/43	1,518,228	1,566,670
3.50% 8/1/43	3,113,727	3,213,271
3.50% 2/1/44	998,150	1,030,015
3.50% 3/1/44	72,217	74,523
3.50% 6/1/44	1,185,587	1,222,409
3.50% 8/1/44	1,328,437	1,368,927
3.50% 11/1/44	2,373,504	2,443,101
3.50% 1/1/45	2,905,912	2,988,614
3.50% 7/1/45	7,088,891	7,298,543
3.50% 10/1/45	2,995,806	3,081,037
3.50% 12/1/45	1,564,716	1,612,785
3.50% 1/1/46	4,019,668	4,135,262
3.50% 3/1/46	2,082,634	2,141,868
3.50% 5/1/46	1,625,299	1,671,581
3.50% 6/1/46	3,526,623	3,627,060
3.50% 12/1/46	4,047,797	4,163,107
3.50% 2/1/47	3,208,387	3,299,787
3.50% 3/1/47	1,859,847	1,912,784
3.50% 10/1/47	1,481,558	1,523,767
3.50% 11/1/47	1,471,272	1,513,187
3.50% 12/1/47	2,950,000	3,034,043
4.00% 5/1/39	228,872	239,967
4.00% 2/1/40	92,010	96,603
4.00% 5/1/40	140,301	147,304
4.00% 8/1/40	39,925	41,913
4.00% 9/1/40	343,821	360,980
4.00% 10/1/40	1,176,142	1,234,798
4.00% 11/1/40	2,774,807	2,921,860
4.00% 12/1/40	1,432,974	1,504,496
4.00% 2/1/41	1,200,233	1,266,914
4.00% 12/1/41	1,759,282	1,847,090
4.00% 1/1/42	504,224	527,368
4.00% 3/1/42	99,656	104,867
4.00% 4/1/42	2,542,029	2,677,354
4.00% 6/1/42	9,303	9,767
4.00% 5/1/44	2,944,045	3,079,620
4.00% 9/1/44	911,291	953,233
4.00% 4/1/45	3,263,966	3,413,568
4.00% 10/1/45	1,588,978	1,661,752
4.00% 11/1/45	589,408	616,402
4.00% 1/1/46	1,803,911	1,886,482
4.00% 2/1/46	1,405,552	1,469,871
4.00% 2/1/47	875,040	915,141
4.00% 9/1/47	7,420,231	7,764,845
4.00% 11/1/47	991,637	1,038,305

	Principal Amount°	Value (U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac S.F. 30 yr (continued)
4.00% 12/1/47	1,995,015	$2,088,904
4.50% 2/1/39	56,241	59,947
4.50% 4/1/39	25,240	26,918
4.50% 5/1/39	80,615	86,609
4.50% 6/1/39	625,168	670,253
4.50% 7/1/39	142,525	152,061
4.50% 9/1/39	592,444	638,873
4.50% 10/1/39	508,047	541,835
4.50% 1/1/40	1,426,411	1,538,216
4.50% 2/1/40	857,502	924,762
4.50% 7/1/40	125,994	134,442
4.50% 8/1/40	87,941	93,825
4.50% 9/1/40	774,584	835,355
4.50% 2/1/41	2,768,560	2,957,421
4.50% 3/1/41	391,902	424,083
4.50% 9/1/41	767,083	818,343
4.50% 3/1/44	374,083	398,047
4.50% 5/1/44	21,510	22,859
4.50% 7/1/45	1,249,550	1,331,832
4.50% 4/1/47	606,173	644,290
4.50% 9/1/47	1,160,045	1,233,095
4.50% 12/1/47	546,911	582,403
5.00% 10/1/34	152,302	165,947
5.00% 2/1/35	38,964	42,134
5.00% 8/1/35	66,127	71,732
5.00% 10/1/35	30,514	33,092
5.00% 11/1/35	14,499	15,670
5.00% 12/1/35	102,664	111,307
5.00% 2/1/37	75,519	82,076
5.00% 12/1/37	336,516	366,437
5.00% 1/1/38	4,254	4,626
5.00% 4/1/38	3,429	3,728
5.00% 6/1/38	143,536	156,225
5.00% 7/1/38	18,505	20,142
5.00% 9/1/38	7,541	8,207
5.00% 10/1/38	147,184	160,238
5.00% 12/1/38	123,510	134,485
5.00% 1/1/39	36,442	39,680
5.00% 2/1/39	669,969	729,339
5.00% 3/1/39	1,609,501	1,752,869
5.00% 8/1/39	94,949	103,710
5.00% 9/1/39	466,441	507,998
5.00% 1/1/40	295,308	318,676
5.00% 5/1/40	141,369	153,860
5.00% 6/1/40	951,872	1,037,155
5.00% 9/1/40	98,490	107,231
5.00% 3/1/41	180,793	196,051
5.50% 8/1/33	35,758	39,799
5.50% 6/1/34	92,870	102,938
5.50% 6/1/35	60,327	67,056
5.50% 11/1/35	101,015	111,994
5.50% 1/1/37	44,755	49,478

LVIP SSGA Bond Index Fund–9

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac S.F. 30 yr (continued)
5.50% 5/1/37	58,911	$65,100
5.50% 7/1/37	28,441	31,615
5.50% 1/1/38	246,253	272,303
5.50% 2/1/38	57,843	63,885
5.50% 5/1/38	504,072	557,532
5.50% 6/1/38	16,231	17,942
5.50% 8/1/38	61,467	68,357
5.50% 12/1/38	75,666	83,767
5.50% 8/1/39	107,710	119,178
5.50% 12/1/39	534,412	585,618
5.50% 3/1/40	320,653	351,819
5.50% 4/1/40	738,060	814,955
5.50% 5/1/40	223,542	246,982
5.50% 6/1/41	59,140	65,399
6.00% 11/1/28	12,238	13,836
6.00% 7/1/33	12,877	14,503
6.00% 8/1/36	15,368	17,276
6.00% 11/1/36	30,291	33,977
6.00% 4/1/37	537	602
6.00% 5/1/37	88,725	99,948
6.00% 8/1/37	196,743	221,169
6.00% 9/1/37	104,362	118,068
6.00% 10/1/37	10,270	11,472
6.00% 11/1/37	146,790	164,839
6.00% 12/1/37	13,429	15,000
6.00% 1/1/38	122,847	137,649
6.00% 4/1/38	12,627	14,154
6.00% 6/1/38	19,545	21,996
6.00% 7/1/38	28,237	31,639
6.00% 8/1/38	53,444	59,835
6.00% 9/1/38	19,900	22,273
6.00% 10/1/38	68,711	76,818
6.00% 11/1/38	20,393	22,779
6.00% 3/1/39	27,846	31,197
6.00% 5/1/40	735,214	828,802
6.00% 7/1/40	958,638	1,080,303
6.50% 11/1/36	128,895	147,957
6.50% 8/1/37	73,440	81,347
6.50% 10/1/37	19,555	21,660
6.50% 6/1/38	41,533	46,005
6.50% 4/1/39	79,697	88,278
Freddie Mac S.F. 30 yr TBA
3.50% 1/1/48	6,675,000	6,854,740
4.00% 1/1/48	1,000,000	1,045,703
GNMA I S.F. 30 yr
3.00% 9/15/42	1,266,729	1,281,298
3.00% 11/15/42	1,206,007	1,219,874
3.00% 12/15/42	342,156	346,090
3.00% 2/15/45	721,132	727,356
3.50% 10/15/40	218,379	225,985
3.50% 1/15/41	74,815	77,421
3.50% 7/15/41	74,429	77,294

	Principal Amount°	Value (U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
GNMA I S.F. 30 yr (continued)
3.50% 10/15/41	539,254	$559,259
3.50% 3/15/42	37,621	39,017
3.50% 6/15/42	2,095,167	2,172,805
3.50% 10/15/42	224,142	232,385
4.00% 6/15/39	74,205	77,486
4.00% 4/15/40	1,825,961	1,907,173
4.00% 8/15/40	409,598	428,594
4.00% 10/15/40	533,754	561,527
4.00% 12/15/40	843,306	895,941
4.00% 1/15/41	829,944	878,623
4.00% 9/15/41	302,081	316,810
4.50% 2/15/39	102,382	107,771
4.50% 3/15/39	844,036	889,600
4.50% 4/15/39	94,068	99,166
4.50% 5/15/39	80,834	86,702
4.50% 6/15/39	140,047	147,824
4.50% 7/15/39	301,038	317,984
4.50% 8/15/39	48,082	50,790
4.50% 9/15/39	236,128	249,192
4.50% 10/15/39	905,420	973,797
4.50% 11/15/39	368,609	391,111
4.50% 12/15/39	205,360	216,926
4.50% 1/15/40	792,532	843,094
4.50% 4/15/40	165,112	174,919
4.50% 5/15/40	226,140	241,482
4.50% 6/15/40	581,650	616,664
4.50% 8/15/40	230,214	243,379
4.50% 9/15/40	135,349	144,114
4.50% 1/15/41	461,931	499,241
4.50% 2/15/41	1,768,839	1,886,975
4.50% 3/15/41	185,435	197,485
4.50% 6/15/41	178,267	189,837
4.50% 7/15/41	22,816	24,158
5.00% 3/15/35	51,922	55,911
5.00% 3/15/38	17,445	18,872
5.00% 4/15/38	13,909	14,978
5.00% 5/15/38	2,507	2,718
5.00% 8/15/38	2,585	2,783
5.00% 1/15/39	171,191	185,823
5.00% 4/15/39	209,435	227,363
5.00% 5/15/39	797,001	866,691
5.00% 6/15/39	686,405	750,224
5.00% 9/15/39	1,468,003	1,585,396
5.00% 10/15/39	149,908	163,329
5.00% 11/15/39	367,663	402,626
5.00% 1/15/40	938,640	1,025,149
5.00% 2/15/40	466,013	507,458
5.00% 4/15/40	340,686	368,827
5.00% 7/15/40	341,168	370,132
5.50% 10/15/33	182,337	203,828
5.50% 4/15/37	42,833	47,539
5.50% 7/15/37	19,656	21,729

LVIP SSGA Bond Index Fund–10

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
GNMA I S.F. 30 yr (continued)
5.50% 1/15/38	136,960	$150,396
5.50% 2/15/38	193,139	213,599
5.50% 7/15/38	77,195	85,367
5.50% 8/15/38	24,924	27,420
5.50% 9/15/38	383,329	424,743
5.50% 12/15/38	261,548	289,201
5.50% 1/15/39	166,140	182,402
5.50% 5/15/39	195,332	215,814
5.50% 7/15/39	4,322	4,741
5.50% 10/15/39	204,903	225,164
5.50% 12/15/39	57,961	63,683
5.50% 4/15/40	352,900	390,326
5.50% 2/15/41	51,577	56,669
6.00% 5/15/37	1,585	1,772
6.00% 1/15/38	85,341	95,429
6.00% 3/15/38	3,108	3,476
6.00% 5/15/38	122,866	137,610
6.00% 7/15/38	11,893	13,299
6.00% 8/15/38	56,792	63,515
6.00% 10/15/38	43,786	48,982
6.00% 11/15/38	54,834	61,442
6.00% 12/15/38	99,948	111,747
6.00% 1/15/39	21,090	23,579
6.00% 5/15/39	2,409	2,693
6.00% 6/15/39	5,967	6,671
6.00% 8/15/39	7,829	8,753
6.00% 10/15/39	7,793	8,713
6.00% 6/15/40	7,196	8,047
6.00% 12/15/40	511,223	571,558
6.50% 5/15/38	12,550	13,923
6.50% 7/15/38	68,901	76,440
6.50% 9/15/38	5,425	6,019
6.50% 10/15/38	15,172	17,080
6.50% 2/15/39	103,301	114,603
6.50% 8/15/39	16,497	18,302
GNMA II S.F. 30 yr
3.00% 9/20/42	1,911,794	1,937,788
3.00% 11/20/42	969,136	982,513
3.00% 12/20/42	1,528,796	1,550,055
3.00% 1/20/43	1,502,329	1,523,375
3.00% 2/20/43	2,185,301	2,211,436
3.00% 3/20/43	3,460,054	3,504,196
3.00% 6/20/43	1,339,681	1,358,588
3.00% 9/20/43	2,355,170	2,388,411
3.00% 12/20/44	1,993,472	2,018,429
3.00% 3/20/45	2,076,566	2,098,094
3.00% 4/20/45	1,723,522	1,741,168
3.00% 6/20/45	2,789,148	2,817,345
3.00% 8/20/45	3,204,406	3,236,595
3.00% 12/20/45	742,408	749,866
3.00% 5/20/46	3,261,126	3,293,885

	Principal Amount°	Value (U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
GNMA II S.F. 30 yr (continued)
3.00% 9/20/46	3,768,916	$3,806,775
3.00% 10/20/46	3,837,723	3,876,273
3.00% 11/20/46	3,115,500	3,146,795
3.00% 12/20/46	7,361,324	7,435,270
3.00% 1/20/47	6,745,431	6,813,190
3.00% 2/20/47	1,866,328	1,885,076
3.00% 6/20/47	2,419,966	2,444,275
3.00% 7/20/47	979,641	989,481
3.00% 10/20/47	3,781,269	3,819,253
3.50% 4/20/42	679,286	706,011
3.50% 6/20/42	2,043,844	2,126,130
3.50% 10/20/42	820,800	853,094
3.50% 12/20/42	1,697,635	1,764,430
3.50% 2/20/43	2,834,972	2,946,518
3.50% 3/20/43	2,285,951	2,377,429
3.50% 5/20/43	2,067,461	2,148,810
3.50% 9/20/43	2,516,535	2,615,563
3.50% 1/20/44	2,793,344	2,903,270
3.50% 10/20/44	2,286,045	2,368,381
3.50% 12/20/44	1,655,764	1,714,295
3.50% 3/20/45	1,505,827	1,559,058
3.50% 4/20/45	7,640,904	7,912,432
3.50% 6/20/45	2,997,744	3,103,718
3.50% 10/20/45	3,067,802	3,176,258
3.50% 11/20/45	1,972,536	2,042,272
3.50% 12/20/45	675,884	699,726
3.50% 3/20/46	2,774,269	2,871,709
3.50% 5/20/46	5,302,201	5,487,614
3.50% 6/20/46	6,684,435	6,917,158
3.50% 7/20/46	3,344,334	3,460,683
3.50% 10/20/46	5,989,670	6,198,051
3.50% 1/20/47	2,437,647	2,522,453
3.50% 6/20/47	3,889,830	4,025,157
3.50% 7/20/47	3,437,218	3,556,798
3.50% 9/20/47	3,966,754	4,104,757
3.50% 10/20/47	895,647	926,806
3.50% 11/20/47	3,492,425	3,613,926
4.00% 8/20/40	459,032	483,122
4.00% 10/20/41	86,433	90,973
4.00% 11/20/41	1,480,787	1,558,523
4.00% 12/20/41	589,103	620,043
4.00% 5/20/42	1,336,402	1,406,077
4.00% 7/20/42	847,285	891,309
4.00% 8/20/42	635,008	667,987
4.00% 8/20/43	1,073,185	1,127,477
4.00% 3/20/44	1,587,243	1,667,487
4.00% 8/20/44	2,115,246	2,221,300
4.00% 10/20/44	613,429	644,092
4.00% 12/20/44	2,129,429	2,231,882
4.00% 1/20/45	440,321	461,506
4.00% 2/20/45	1,127,295	1,181,468
4.00% 8/20/45	969,932	1,015,251

LVIP SSGA Bond Index Fund–11

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
GNMA II S.F. 30 yr (continued)
4.00% 9/20/45	1,398,370	$1,465,497
4.00% 10/20/45	2,034,111	2,131,756
4.00% 11/20/45	1,290,851	1,352,817
4.00% 1/20/46	281,108	294,925
4.00% 6/20/46	1,291,150	1,350,542
4.00% 1/20/47	1,186,378	1,237,554
4.00% 3/20/47	7,957,845	8,306,481
4.00% 4/20/47	2,601,977	2,714,283
4.00% 7/20/47	680,389	709,934
4.00% 8/20/47	2,546,202	2,666,485
4.50% 7/20/41	2,069,612	2,192,508
4.50% 12/20/43	1,346,945	1,423,693
4.50% 1/20/44	1,150,471	1,215,993
4.50% 3/20/44	871,152	920,788
4.50% 4/20/45	718,770	758,967
4.50% 4/20/47	864,349	907,691
4.50% 7/20/47	963,100	1,015,017
4.50% 9/20/47	492,058	520,006
5.00% 4/20/43	1,004,885	1,086,546
GNMA II S.F. 30 yr TBA
3.00% 1/1/48	1,500,000	1,513,594
3.50% 1/1/48	11,600,000	11,991,500
4.00% 1/1/48	2,000,000	2,084,844

Total Agency Mortgage-Backed Securities (Cost $860,233,366)		860,674,963

AGENCY OBLIGATIONS–1.71%
Federal Farm Credit Banks 1.68% 10/13/20	1,000,000	990,337
Federal Home Loan Banks
0.875% 8/5/19	2,000,000	1,967,788
1.125% 7/14/21	2,000,000	1,934,550
1.25% 1/16/19	7,000,000	6,956,733
1.375% 3/18/19	2,000,000	1,988,670
1.83% 7/29/20	1,000,000	994,467
4.125% 3/13/20	400,000	418,580
5.375% 5/15/19	1,000,000	1,046,502
5.50% 7/15/36	300,000	412,233
Federal Home Loan Mortgage
1.25% 8/1/19	500,000	495,187
1.25% 10/2/19	1,000,000	988,261
1.30% 8/28/19	2,000,000	1,978,906
1.33% 12/30/20	1,000,000	971,255
1.375% 5/1/20	2,600,000	2,562,004
1.625% 9/29/20	650,000	642,832
1.75% 5/30/19	500,000	499,336
2.00% 7/30/19	100,000	100,160
2.375% 1/13/22	4,500,000	4,543,069
3.75% 3/27/19	700,000	716,456
6.25% 7/15/32	750,000	1,053,735
6.75% 9/15/29	100,000	139,361
6.75% 3/15/31	300,000	429,013

	Principal Amount°	Value (U.S. $)

AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association
1.00% 8/28/19	7,000,000	$6,897,870
1.00% 10/24/19	1,000,000	983,869
1.25% 2/26/19	2,000,000	1,984,972
1.75% 9/12/19	1,000,000	997,334
2.125% 4/24/26	1,765,000	1,705,138
2.625% 9/6/24	2,085,000	2,114,695
5.625% 7/15/37	100,000	140,632
6.25% 5/15/29	500,000	669,322
6.625% 11/15/30	300,000	422,488
7.125% 1/15/30	500,000	721,233
7.25% 5/15/30	500,000	732,431
Tennessee Valley Authority
3.875% 2/15/21	400,000	422,058
4.625% 9/15/60	150,000	189,686
4.65% 6/15/35	500,000	613,086
4.70% 7/15/33	200,000	245,459
5.25% 9/15/39	1,025,000	1,385,559
5.375% 4/1/56	200,000	284,776
5.88% 4/1/36	75,000	105,651
6.15% 1/15/38	100,000	145,749
7.125% 5/1/30	100,000	144,373

Total Agency Obligations (Cost $51,715,445)		52,735,816

CORPORATE BONDS–26.57%
Advertising–0.04%
Omnicom Group
3.60% 4/15/26	200,000	202,687
3.625% 5/1/22	200,000	206,678
4.45% 8/15/20	35,000	36,739
6.25% 7/15/19	250,000	264,391
WPP Finance 2010
4.75% 11/21/21	100,000	107,236
5.625% 11/15/43	250,000	288,813

		1,106,544

Aerospace & Defense–0.42%
Boeing
1.65% 10/30/20	100,000	98,694
1.875% 6/15/23	250,000	241,007
2.60% 10/30/25	100,000	98,745
4.875% 2/15/20	200,000	211,307
6.00% 3/15/19	100,000	104,617
6.125% 2/15/33	50,000	66,803
6.875% 3/15/39	100,000	147,352
Boeing Capital 4.70% 10/27/19	300,000	313,502
Embraer Netherlands Finance 5.40% 2/1/27	330,000	356,813
General Dynamics
1.875% 8/15/23	150,000	143,946
2.125% 8/15/26	150,000	140,602
2.25% 11/15/22	250,000	246,941

LVIP SSGA Bond Index Fund–12

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Aerospace & Defense (continued)
General Dynamics (continued)
2.375% 11/15/24	100,000	$97,880
2.625% 11/15/27	100,000	96,944
Harris
2.70% 4/27/20	30,000	30,137
3.832% 4/27/25	450,000	467,070
4.854% 4/27/35	70,000	78,462
5.054% 4/27/45	70,000	82,651
L3 Technologies
3.85% 12/15/26	75,000	77,265
3.95% 5/28/24	154,000	160,525
4.75% 7/15/20	100,000	105,266
4.95% 2/15/21	100,000	105,980
Lockheed Martin
2.50% 11/23/20	150,000	151,060
2.90% 3/1/25	300,000	299,531
3.10% 1/15/23	50,000	50,861
3.35% 9/15/21	100,000	102,902
3.55% 1/15/26	250,000	260,035
3.60% 3/1/35	150,000	151,681
3.80% 3/1/45	500,000	508,519
4.07% 12/15/42	279,000	294,882
4.25% 11/15/19	200,000	207,702
4.50% 5/15/36	40,000	44,993
4.70% 5/15/46	109,000	127,696
Northrop Grumman
2.08% 10/15/20	120,000	119,102
2.55% 10/15/22	200,000	198,797
2.93% 1/15/25	450,000	448,033
3.20% 2/1/27	100,000	100,566
3.25% 8/1/23	350,000	357,608
3.25% 1/15/28	125,000	125,449
3.50% 3/15/21	100,000	103,203
4.03% 10/15/47	450,000	472,348
5.05% 11/15/40	100,000	117,707
Northrop Grumman Systems 7.75% 2/15/31	150,000	214,197
Raytheon
2.50% 12/15/22	125,000	124,821
3.125% 10/15/20	200,000	204,677
4.40% 2/15/20	100,000	104,542
4.70% 12/15/41	200,000	237,611
7.20% 8/15/27	100,000	133,064
Rockwell Collins
1.95% 7/15/19	40,000	39,810
2.80% 3/15/22	150,000	150,357
3.20% 3/15/24	150,000	151,356
3.50% 3/15/27	107,000	109,153
3.70% 12/15/23	150,000	155,780
4.35% 4/15/47	70,000	76,346
4.80% 12/15/43	100,000	114,656
5.25% 7/15/19	50,000	52,213

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Aerospace & Defense (continued)
Spirit AeroSystems 3.85% 6/15/26	75,000	$76,292
United Technologies
1.50% 11/1/19	150,000	148,276
1.90% 5/4/20	150,000	148,573
1.95% 11/1/21	150,000	146,629
2.30% 5/4/22	150,000	147,746
2.65% 11/1/26	85,000	81,960
2.80% 5/4/24	100,000	99,348
3.10% 6/1/22	409,000	416,850
3.125% 5/4/27	350,000	350,641
3.75% 11/1/46	100,000	100,421
4.05% 5/4/47	50,000	52,469
4.15% 5/15/45	250,000	266,975
4.50% 4/15/20	210,000	220,365
4.50% 6/1/42	400,000	444,363
5.40% 5/1/35	200,000	242,658
6.05% 6/1/36	150,000	196,050
6.125% 7/15/38	200,000	265,655

		12,989,038

Agriculture–0.34%
Altria Group
2.625% 1/14/20	1,000,000	1,006,732
2.625% 9/16/26	145,000	140,365
2.85% 8/9/22	200,000	201,442
3.875% 9/16/46	200,000	198,975
4.00% 1/31/24	89,000	94,495
4.50% 5/2/43	100,000	108,911
4.75% 5/5/21	200,000	214,576
5.375% 1/31/44	63,000	76,812
Archer-Daniels-Midland
2.50% 8/11/26	250,000	238,736
3.75% 9/15/47	100,000	102,229
4.016% 4/16/43	100,000	106,062
4.479% 3/1/21	235,000	250,294
BAT Capital
2.297% 8/14/20	200,000	199,025
2.764% 8/15/22	400,000	398,250
3.222% 8/15/24	400,000	400,576
3.557% 8/15/27	600,000	601,967
4.39% 8/15/37	275,000	289,721
4.54% 8/15/47	240,000	253,738
Bunge Limited Finance
3.00% 9/25/22	55,000	54,650
3.25% 8/15/26	45,000	43,085
3.50% 11/24/20	75,000	76,617
3.75% 9/25/27	55,000	54,316
8.50% 6/15/19	135,000	146,293
Philip Morris International
1.375% 2/25/19	65,000	64,504
1.625% 2/21/19	100,000	99,508
1.875% 1/15/19	500,000	499,142

LVIP SSGA Bond Index Fund–13

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Agriculture (continued)
Philip Morris International (continued)
1.875% 2/25/21	100,000	$98,216
2.00% 2/21/20	100,000	99,408
2.125% 5/10/23	50,000	48,258
2.375% 8/17/22	150,000	147,894
2.625% 2/18/22	75,000	75,037
2.75% 2/25/26	100,000	98,029
2.90% 11/15/21	250,000	253,181
3.125% 8/17/27	150,000	149,884
3.375% 8/11/25	100,000	102,139
3.60% 11/15/23	600,000	621,463
4.125% 3/4/43	150,000	154,867
4.25% 11/10/44	85,000	89,814
4.375% 11/15/41	200,000	215,707
4.50% 3/26/20	100,000	104,696
4.50% 3/20/42	100,000	109,069
6.375% 5/16/38	150,000	203,377
Reynolds American
3.25% 6/12/20	49,000	49,818
4.00% 6/12/22	490,000	512,487
4.45% 6/12/25	105,000	112,128
4.85% 9/15/23	225,000	245,314
5.70% 8/15/35	50,000	59,770
5.85% 8/15/45	480,000	601,657
6.15% 9/15/43	125,000	161,242
8.125% 6/23/19	100,000	108,204

		10,342,680

Airlines–0.08%
American Airlines Pass Through Trust
◆Series 2013-2 Class A 4.95% 1/15/23	291,792	311,627
◆Series 2015-1 Class A 3.375% 5/1/27	87,866	88,102
◆Series 2016-2 Class AA 3.20% 6/15/28	474,000	474,199
◆Series 2016-3 Class AA 3.00% 10/15/28	58,343	57,222
◆Series 2017-1 Class AA 3.65% 2/15/29	100,000	102,520
◆Continental Airlines Pass Through Trust Series 2012-1 Class A 4.15% 4/11/24	194,629	203,387
Delta Air Lines
2.60% 12/4/20	135,000	134,670
2.875% 3/13/20	65,000	65,412
3.625% 3/15/22	100,000	101,825
Southwest Airlines
2.65% 11/5/20	100,000	100,473
2.75% 11/6/19	50,000	50,380
3.00% 11/15/26	100,000	97,264
◆Spirit Airlines Pass Through Trust Series 2015-1 Class A 4.10% 4/1/28	22,421	23,340
United Airlines Pass Through Trust
◆Series 2014-2 Class A 3.75% 9/3/26	177,060	183,682
◆Series 2015-1 Class AA 3.45% 12/1/27	162,308	164,848

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Airlines (continued)
United Airlines Pass Through Trust (continued)
◆Series 2016-1 Class A 3.45% 7/7/28	95,000	$96,604
◆Series 2016-1 Class AA 3.10% 7/7/28	100,000	100,075
◆US Airways Pass Through Trust Series 2013-1 Class A 3.95% 11/15/25	77,269	80,514

		2,436,144

Apparel–0.02%
NIKE
2.25% 5/1/23	100,000	99,529
2.375% 11/1/26	150,000	143,076
3.375% 11/1/46	100,000	96,703
3.625% 5/1/43	100,000	100,656
3.875% 11/1/45	100,000	104,987

		544,951

Auto Manufacturers–0.56%
American Honda Finance
1.20% 7/12/19	150,000	147,959
1.65% 7/12/21	200,000	195,170
1.70% 2/22/19	50,000	49,803
1.95% 7/20/20	45,000	44,662
2.00% 11/13/19	150,000	149,527
2.00% 2/14/20	150,000	149,278
2.45% 9/24/20	150,000	150,548
2.60% 11/16/22	150,000	150,195
2.90% 2/16/24	100,000	100,677
Daimler Finance North America 8.50% 1/18/31	200,000	302,539
Ford Motor
4.346% 12/8/26	500,000	522,234
4.75% 1/15/43	400,000	407,140
5.291% 12/8/46	300,000	327,707
7.45% 7/16/31	650,000	851,645
Ford Motor Credit
2.021% 5/3/19	200,000	199,158
2.343% 11/2/20	200,000	198,237
2.375% 3/12/19	200,000	200,130
2.425% 6/12/20	200,000	198,932
2.459% 3/27/20	200,000	199,465
3.096% 5/4/23	200,000	199,097
3.157% 8/4/20	300,000	303,852
3.20% 1/15/21	300,000	304,418
3.336% 3/18/21	200,000	203,281
3.664% 9/8/24	250,000	253,596
3.81% 1/9/24	200,000	204,439
3.815% 11/2/27	200,000	200,460
4.134% 8/4/25	300,000	310,769
5.75% 2/1/21	200,000	217,291
5.875% 8/2/21	750,000	824,249
General Motors 4.20% 10/1/27	200,000	207,647

LVIP SSGA Bond Index Fund–14

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Auto Manufacturers (continued)
General Motors (continued)
5.15% 4/1/38	125,000	$133,689
5.40% 4/1/48	200,000	218,987
6.25% 10/2/43	350,000	415,996
6.60% 4/1/36	305,000	372,646
6.75% 4/1/46	75,000	94,763
General Motors Financial
2.35% 10/4/19	250,000	249,371
2.40% 5/9/19	125,000	125,072
2.65% 4/13/20	125,000	125,095
3.10% 1/15/19	200,000	201,121
3.15% 1/15/20	800,000	809,416
3.15% 6/30/22	115,000	115,030
3.20% 7/13/20	200,000	202,833
3.20% 7/6/21	200,000	202,115
3.45% 1/14/22	250,000	253,606
3.70% 11/24/20	250,000	256,816
3.70% 5/9/23	140,000	142,957
3.95% 4/13/24	150,000	154,632
4.00% 1/15/25	600,000	617,394
4.00% 10/6/26	250,000	254,716
4.20% 3/1/21	250,000	260,176
4.30% 7/13/25	100,000	104,372
4.35% 1/17/27	180,000	187,550
5.25% 3/1/26	200,000	220,281
PACCAR Financial
1.30% 5/10/19	130,000	128,628
1.95% 2/27/20	60,000	59,683
2.05% 11/13/20	100,000	99,280
2.30% 8/10/22	100,000	98,974
Toyota Motor Credit
1.40% 5/20/19	200,000	198,234
1.55% 10/18/19	150,000	148,707
1.70% 1/9/19	150,000	149,712
1.70% 2/19/19	150,000	149,357
1.90% 4/8/21	150,000	147,909
1.95% 4/17/20	150,000	149,446
2.10% 1/17/19	350,000	350,856
2.125% 7/18/19	200,000	200,051
2.15% 9/8/22	150,000	147,707
2.25% 10/18/23	150,000	146,749
2.60% 1/11/22	150,000	150,892
2.75% 5/17/21	250,000	252,641
2.90% 4/17/24	150,000	151,744
3.20% 1/11/27	100,000	102,015
3.30% 1/12/22	400,000	412,674
3.40% 9/15/21	600,000	621,165

		17,359,163

Auto Parts & Equipment–0.03%
Aptiv
3.15% 11/19/20	50,000	50,806

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Auto Parts & Equipment (continued)
Aptiv (continued)
4.25% 1/15/26	100,000	$106,298
Harman International Industries 4.15% 5/15/25	100,000	103,553
Lear
3.80% 9/15/27	100,000	100,288
5.25% 1/15/25	225,000	240,336
Magna International 3.625% 6/15/24	200,000	206,970

		808,251

Banks–6.29%
Australia & New Zealand Banking Group
1.60% 7/15/19	250,000	247,696
2.05% 9/23/19	250,000	249,177
2.30% 6/1/21	250,000	247,981
2.55% 11/23/21	250,000	248,882
2.625% 5/19/22	250,000	249,339
2.625% 11/9/22	250,000	248,536
2.70% 11/16/20	250,000	251,571
3.70% 11/16/25	250,000	262,986
Banco Bilbao Vizcaya Argentaria 3.00% 10/20/20	200,000	201,720
Banco Santander
3.125% 2/23/23	200,000	199,217
3.50% 4/11/22	200,000	204,131
3.80% 2/23/28	200,000	200,446
4.25% 4/11/27	200,000	207,735
Bancolombia 5.95% 6/3/21	200,000	216,800
Bank of America
2.25% 4/21/20	250,000	250,258
µ2.328% 10/1/21	350,000	349,152
µ2.369% 7/21/21	500,000	499,308
2.503% 10/21/22	500,000	495,014
2.60% 1/15/19	79,000	79,282
2.625% 10/19/20	200,000	201,760
2.625% 4/19/21	350,000	351,951
µ2.816% 7/21/23	350,000	349,539
µ3.004% 12/20/23	1,337,000	1,341,354
µ3.093% 10/1/25	550,000	549,237
µ3.124% 1/20/23	250,000	253,745
3.248% 10/21/27	500,000	496,780
3.30% 1/11/23	1,000,000	1,023,708
µ3.419% 12/20/28	480,000	480,707
3.50% 4/19/26	350,000	358,226
µ3.593% 7/21/28	350,000	356,188
µ3.824% 1/20/28	250,000	258,889
3.875% 8/1/25	400,000	422,348
3.95% 4/21/25	250,000	258,775
4.00% 4/1/24	475,000	502,551
4.10% 7/24/23	1,350,000	1,434,706
4.183% 11/25/27	250,000	261,551
4.25% 10/22/26	1,133,000	1,195,311

LVIP SSGA Bond Index Fund–15

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Banks (continued)
Bank of America (continued)
µ4.443% 1/20/48	200,000	$225,968
4.45% 3/3/26	430,000	459,772
5.00% 1/21/44	650,000	787,027
5.875% 2/7/42	218,000	289,290
6.11% 1/29/37	200,000	256,472
7.75% 5/14/38	200,000	300,585
Bank of America North America 6.00% 10/15/36	400,000	522,590
Bank of Montreal
1.50% 7/18/19	190,000	188,197
1.75% 9/11/19	150,000	148,833
1.90% 8/27/21	250,000	244,862
2.10% 12/12/19	100,000	99,751
2.10% 6/15/20	350,000	347,940
2.35% 9/11/22	150,000	147,650
2.55% 11/6/22	300,000	297,542
µ3.803% 12/15/32	300,000	296,964
Bank of New York Mellon
2.05% 5/3/21	300,000	296,497
2.10% 1/15/19	200,000	199,961
2.15% 2/24/20	150,000	149,832
2.20% 8/16/23	100,000	96,997
2.30% 9/11/19	500,000	501,421
2.45% 11/27/20	150,000	150,619
2.45% 8/17/26	250,000	237,708
2.60% 8/17/20	100,000	100,802
2.60% 2/7/22	300,000	300,857
µ2.661% 5/16/23	150,000	150,012
3.00% 2/24/25	100,000	100,114
3.00% 10/30/28	55,000	53,539
3.25% 5/16/27	150,000	151,792
3.30% 8/23/29	650,000	648,882
µ3.442% 2/7/28	180,000	184,201
3.55% 9/23/21	200,000	207,617
3.95% 11/18/25	100,000	106,791
4.15% 2/1/21	100,000	105,035
5.45% 5/15/19	100,000	104,431
Bank of Nova Scotia
1.65% 6/14/19	500,000	496,191
1.85% 4/14/20	500,000	495,400
1.875% 4/26/21	300,000	294,302
1.95% 1/15/19	350,000	349,801
2.15% 7/14/20	250,000	248,854
2.35% 10/21/20	150,000	149,682
2.45% 3/22/21	150,000	150,166
2.45% 9/19/22	150,000	148,321
2.80% 7/21/21	550,000	555,242
4.50% 12/16/25	150,000	158,057
Bank One 8.00% 4/29/27	100,000	133,965
Barclays 2.75% 11/8/19	1,000,000	1,002,718

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Banks (continued)
Barclays (continued)
2.875% 6/8/20	500,000	$502,064
3.20% 8/10/21	250,000	251,653
3.25% 1/12/21	200,000	202,143
3.684% 1/10/23	200,000	203,144
4.337% 1/10/28	200,000	207,379
4.375% 1/12/26	200,000	208,499
4.836% 5/9/28	200,000	208,402
4.95% 1/10/47	200,000	222,825
5.20% 5/12/26	500,000	534,179
5.25% 8/17/45	200,000	231,714
Barclays Bank 5.14% 10/14/20	200,000	211,929
BB&T
2.05% 5/10/21	250,000	246,549
2.15% 2/1/21	150,000	148,647
2.45% 1/15/20	700,000	702,516
2.85% 10/26/24	100,000	99,362
BNP Paribas
3.25% 3/3/23	500,000	511,330
4.25% 10/15/24	200,000	211,454
5.00% 1/15/21	300,000	322,605
BPCE
2.25% 1/27/20	550,000	549,049
2.50% 7/15/19	250,000	251,115
3.375% 12/2/26	250,000	253,440
Branch Banking & Trust
2.10% 1/15/20	250,000	249,511
2.25% 6/1/20	700,000	699,070
2.625% 1/15/22	250,000	250,612
3.625% 9/16/25	250,000	259,428
Canadian Imperial Bank of Commerce
1.60% 9/6/19	200,000	197,988
2.10% 10/5/20	250,000	248,173
Capital One
2.35% 1/31/20	350,000	349,122
2.40% 9/5/19	300,000	299,718
2.65% 8/8/22	250,000	247,648
Capital One Financial
2.45% 4/24/19	350,000	350,922
3.20% 2/5/25	150,000	148,766
3.50% 6/15/23	600,000	611,267
3.75% 3/9/27	250,000	253,152
4.20% 10/29/25	200,000	206,103
4.75% 7/15/21	100,000	106,935
Citibank
1.85% 9/18/19	250,000	248,522
2.10% 6/12/20	1,000,000	993,812
Citigroup
2.05% 6/7/19	250,000	249,362
2.35% 8/2/21	350,000	346,480
2.40% 2/18/20	750,000	749,508
2.50% 7/29/19	500,000	501,727

LVIP SSGA Bond Index Fund–16

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Banks (continued)
Citigroup (continued)
2.65% 10/26/20	350,000	$351,408
2.70% 3/30/21	300,000	301,051
2.70% 10/27/22	250,000	247,606
µ2.876% 7/24/23	200,000	199,209
2.90% 12/8/21	700,000	705,244
3.20% 10/21/26	300,000	297,996
3.40% 5/1/26	550,000	554,283
µ3.52% 10/27/28	250,000	251,698
µ3.668% 7/24/28	200,000	203,154
3.70% 1/12/26	400,000	412,517
3.75% 6/16/24	400,000	415,490
3.875% 10/25/23	350,000	365,992
4.05% 7/30/22	107,000	111,482
4.125% 7/25/28	380,000	392,486
4.30% 11/20/26	400,000	419,061
4.45% 9/29/27	600,000	635,977
4.50% 1/14/22	730,000	777,263
4.60% 3/9/26	105,000	111,934
4.65% 7/30/45	250,000	285,703
4.75% 5/18/46	150,000	166,022
5.30% 5/6/44	167,000	197,921
5.50% 9/13/25	200,000	225,667
5.875% 2/22/33	200,000	241,276
5.875% 1/30/42	150,000	197,992
6.00% 10/31/33	100,000	122,366
6.625% 6/15/32	100,000	127,750
6.675% 9/13/43	150,000	208,334
8.125% 7/15/39	350,000	561,377
Citizens Bank
2.20% 5/26/20	250,000	248,400
2.55% 5/13/21	250,000	249,274
2.65% 5/26/22	250,000	247,969
Citizens Financial Group
2.375% 7/28/21	30,000	29,632
4.30% 12/3/25	150,000	157,594
Comerica 2.125% 5/23/19	50,000	49,813
Comerica Bank 4.00% 7/27/25	250,000	259,315
Commonwealth Bank of Australia
2.05% 3/15/19	250,000	249,771
2.25% 3/13/19	250,000	250,204
2.30% 9/6/19	250,000	250,402
2.55% 3/15/21	250,000	250,214
Compass Bank
2.875% 6/29/22	250,000	247,645
3.875% 4/10/25	250,000	251,187
Cooperatieve Rabobank
1.375% 8/9/19	400,000	394,730
2.25% 1/14/19	300,000	300,368
2.50% 1/19/21	250,000	251,254
3.375% 5/21/25	500,000	514,932
3.75% 7/21/26	250,000	253,720

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Banks (continued)
Cooperatieve Rabobank (continued)
3.875% 2/8/22	250,000	$262,746
3.95% 11/9/22	250,000	260,937
4.50% 1/11/21	550,000	583,219
4.625% 12/1/23	350,000	375,670
5.25% 5/24/41	150,000	189,578
5.25% 8/4/45	250,000	302,064
Credit Suisse Group Funding Guernsey
2.75% 3/26/20	600,000	602,664
3.45% 4/16/21	300,000	307,243
3.80% 9/15/22	400,000	413,059
3.80% 6/9/23	1,000,000	1,032,557
4.55% 4/17/26	350,000	375,389
4.875% 5/15/45	400,000	462,253
Credit Suisse New York
2.30% 5/28/19	250,000	250,293
3.625% 9/9/24	700,000	724,963
4.375% 8/5/20	200,000	209,642
5.30% 8/13/19	100,000	104,747
Deutsche Bank
2.70% 7/13/20	250,000	248,927
2.85% 5/10/19	300,000	301,099
2.95% 8/20/20	150,000	150,284
3.125% 1/13/21	200,000	201,322
3.375% 5/12/21	300,000	303,006
4.10% 1/13/26	200,000	203,866
Deutsche Bank London 3.70% 5/30/24	490,000	493,992
Deutsche Bank New York 3.30% 11/16/22	500,000	498,007
Discover Bank 4.20% 8/8/23	250,000	262,858
Fifth Third Bancorp
2.875% 7/27/20	500,000	505,586
3.50% 3/15/22	200,000	206,095
4.30% 1/16/24	250,000	265,688
8.25% 3/1/38	100,000	153,151
Fifth Third Bank
2.20% 10/30/20	200,000	198,848
2.25% 6/14/21	500,000	495,465
2.30% 3/15/19	200,000	200,184
First Republic Bank 4.625% 2/13/47	250,000	268,454
Goldman Sachs Group
1.95% 7/23/19	50,000	49,727
2.00% 4/25/19	50,000	49,865
2.30% 12/13/19	530,000	529,910
2.35% 11/15/21	225,000	221,792
2.55% 10/23/19	750,000	751,741
2.60% 12/27/20	750,000	750,453
2.625% 4/25/21	75,000	75,007
2.75% 9/15/20	625,000	628,518
2.875% 2/25/21	250,000	252,032
µ2.876% 10/31/22	350,000	349,185
µ2.905% 7/24/23	150,000	149,110

LVIP SSGA Bond Index Fund–17

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Banks (continued)
Goldman Sachs Group (continued)
µ2.908% 6/5/23	150,000	$149,156
3.00% 4/26/22	330,000	331,450
µ3.272% 9/29/25	550,000	548,277
3.50% 11/16/26	500,000	503,443
3.625% 1/22/23	450,000	465,400
µ3.691% 6/5/28	135,000	137,115
3.75% 5/22/25	750,000	773,412
3.85% 7/8/24	400,000	415,252
3.85% 1/26/27	300,000	308,316
µ4.017% 10/31/38	350,000	360,677
4.75% 10/21/45	150,000	172,242
5.15% 5/22/45	360,000	418,447
5.25% 7/27/21	400,000	433,729
5.375% 3/15/20	200,000	212,133
5.75% 1/24/22	750,000	832,078
5.95% 1/15/27	700,000	819,184
6.00% 6/15/20	500,000	540,918
6.125% 2/15/33	250,000	319,142
6.25% 2/1/41	255,000	344,346
6.45% 5/1/36	600,000	775,897
6.75% 10/1/37	800,000	1,072,866
7.50% 2/15/19	825,000	872,125
HSBC Bank USA
5.625% 8/15/35	500,000	631,316
5.875% 11/1/34	100,000	129,197
7.00% 1/15/39	100,000	148,040
HSBC Holdings
2.65% 1/5/22	250,000	248,481
2.95% 5/25/21	500,000	503,679
µ3.262% 3/13/23	200,000	202,903
3.40% 3/8/21	250,000	255,639
3.60% 5/25/23	500,000	514,806
3.90% 5/25/26	1,095,000	1,136,885
4.00% 3/30/22	500,000	522,589
µ4.041% 3/13/28	200,000	208,668
4.25% 3/14/24	300,000	313,800
4.30% 3/8/26	250,000	266,071
4.375% 11/23/26	375,000	392,228
5.10% 4/5/21	300,000	322,474
6.10% 1/14/42	200,000	275,169
6.50% 5/2/36	200,000	261,780
6.50% 9/15/37	200,000	263,822
6.80% 6/1/38	200,000	273,537
HSBC USA
2.25% 6/23/19	300,000	300,048
2.75% 8/7/20	100,000	100,586
3.50% 6/23/24	800,000	822,186
5.00% 9/27/20	300,000	317,704
Huntington Bancshares 2.30% 1/14/22	100,000	98,484
Huntington National Bank 2.40% 4/1/20	250,000	249,718

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Banks (continued)
Huntington National Bank (continued)
2.875% 8/20/20	250,000	$252,219
Industrial & Commercial Bank of China
3.231% 11/13/19	500,000	504,394
3.538% 11/8/27	250,000	248,981
Intesa Sanpaolo 3.875% 1/15/19	600,000	608,159
JPMorgan Chase & Co.
1.85% 3/22/19	500,000	498,258
2.40% 6/7/21	350,000	348,292
2.55% 10/29/20	275,000	275,918
2.55% 3/1/21	500,000	500,485
2.70% 5/18/23	250,000	248,546
2.75% 6/23/20	800,000	807,264
µ2.776% 4/25/23	113,000	113,178
2.95% 10/1/26	500,000	491,683
2.972% 1/15/23	650,000	655,901
3.20% 1/25/23	1,000,000	1,020,714
3.20% 6/15/26	450,000	450,255
µ3.22% 3/1/25	270,000	272,332
3.25% 9/23/22	550,000	563,487
3.30% 4/1/26	500,000	504,470
3.375% 5/1/23	200,000	203,440
µ3.54% 5/1/28	150,000	152,783
3.625% 5/13/24	250,000	260,173
3.625% 12/1/27	260,000	263,335
3.875% 2/1/24	750,000	788,848
3.90% 7/15/25	500,000	524,670
µ3.964% 11/15/48	200,000	207,053
4.125% 12/15/26	1,000,000	1,056,891
4.25% 10/15/20	750,000	786,699
µ4.26% 2/22/48	1,000,000	1,085,166
4.35% 8/15/21	600,000	636,690
4.40% 7/22/20	700,000	735,641
4.95% 6/1/45	500,000	582,514
5.40% 1/6/42	200,000	251,704
5.50% 10/15/40	100,000	126,204
5.60% 7/15/41	500,000	644,533
6.30% 4/23/19	200,000	210,599
6.40% 5/15/38	450,000	620,359
JPMorgan Chase Bank 1.65% 9/23/19	250,000	247,951
KeyBank
1.60% 8/22/19	250,000	247,328
2.30% 9/14/22	250,000	245,243
2.35% 3/8/19	250,000	250,502
2.40% 6/9/22	250,000	246,794
2.50% 11/22/21	250,000	248,824
3.18% 5/22/22	300,000	302,428
KeyCorp
2.90% 9/15/20	195,000	196,952
5.10% 3/24/21	300,000	323,544
Korea Development Bank 1.375% 9/12/19	500,000	489,021

LVIP SSGA Bond Index Fund–18

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

Principal Amount°		Value (U.S. $)

CORPORATE BONDS (continued)
Banks (continued)
Korea Development Bank (continued)
2.625% 2/27/22	300,000	$295,937
2.75% 3/19/23	200,000	196,874
3.00% 3/17/19	500,000	502,212
Kreditanstalt fuer Wiederaufbau
1.00% 7/15/19	1,000,000	985,260
1.25% 9/30/19	1,000,000	987,036
1.50% 6/15/21	700,000	682,971
1.625% 3/15/21	1,000,000	982,510
1.75% 3/31/20	2,000,000	1,986,407
1.75% 9/15/21	350,000	343,858
1.875% 11/30/20	500,000	496,459
2.00% 11/30/21	500,000	495,077
2.00% 10/4/22	700,000	689,178
2.00% 5/2/25	1,200,000	1,158,222
2.125% 1/17/23	1,000,000	989,453
2.50% 11/20/24	1,000,000	999,492
2.625% 1/25/22	400,000	405,647
2.75% 9/8/20	2,500,000	2,542,249
4.00% 1/27/20	750,000	779,655
4.875% 6/17/19	500,000	520,807
^4.188% 4/18/36	200,000	118,319
^4.297% 6/29/37	500,000	280,979
Landwirtschaftliche Rentenbank
1.375% 10/23/19	300,000	296,586
1.75% 4/15/19	1,125,000	1,122,196
2.50% 11/15/27	300,000	297,508
Lloyds Bank
2.70% 8/17/20	200,000	200,856
6.375% 1/21/21	300,000	333,083
Lloyds Banking Group
µ2.907% 11/7/23	350,000	347,390
3.00% 1/11/22	200,000	201,187
3.10% 7/6/21	200,000	202,185
µ3.574% 11/7/28	350,000	347,422
3.75% 1/11/27	235,000	239,105
4.582% 12/10/25	300,000	315,089
4.65% 3/24/26	200,000	211,542
Manufacturers & Traders Trust
2.05% 8/17/20	250,000	248,259
2.25% 7/25/19	350,000	350,413
2.30% 1/30/19	250,000	250,717
Mitsubishi UFJ Financial Group
2.527% 9/13/23	200,000	194,960
2.665% 7/25/22	200,000	198,238
2.95% 3/1/21	400,000	403,832
2.998% 2/22/22	350,000	352,428
3.287% 7/25/27	200,000	199,329
3.677% 2/22/27	350,000	359,059
3.85% 3/1/26	400,000	414,632
Mizuho Financial Group 2.273% 9/13/21	300,000	294,680

Principal Amount°		Value (U.S. $)

CORPORATE BONDS (continued)
Banks (continued)
Mizuho Financial Group (continued)
2.601% 9/11/22	200,000	$196,982
2.953% 2/28/22	200,000	200,312
3.17% 9/11/27	200,000	196,608
3.663% 2/28/27	200,000	204,684
Morgan Stanley
2.45% 2/1/19	170,000	170,476
2.50% 1/24/19	250,000	250,702
2.50% 4/21/21	425,000	424,489
2.625% 11/17/21	400,000	398,396
2.65% 1/27/20	500,000	502,509
2.75% 5/19/22	415,000	413,731
3.125% 7/27/26	235,000	232,047
µ3.591% 7/22/28	200,000	202,084
3.625% 1/20/27	350,000	358,622
3.70% 10/23/24	1,125,000	1,163,540
3.75% 2/25/23	500,000	518,544
3.875% 1/27/26	265,000	276,514
3.95% 4/23/27	300,000	305,235
µ3.971% 7/22/38	130,000	135,074
4.00% 7/23/25	200,000	209,615
4.10% 5/22/23	1,050,000	1,095,253
4.30% 1/27/45	500,000	540,615
4.35% 9/8/26	300,000	314,926
4.375% 1/22/47	1,150,000	1,263,823
4.875% 11/1/22	250,000	269,496
5.00% 11/24/25	175,000	191,807
5.50% 1/26/20	200,000	212,045
5.50% 7/28/21	300,000	328,419
5.625% 9/23/19	350,000	368,987
5.75% 1/25/21	650,000	708,628
6.25% 8/9/26	100,000	119,558
6.375% 7/24/42	850,000	1,186,011
7.25% 4/1/32	100,000	138,802
7.30% 5/13/19	300,000	319,938
MUFG Americas Holdings
2.25% 2/10/20	100,000	99,487
3.00% 2/10/25	150,000	148,240
National Australia Bank
1.375% 7/12/19	250,000	246,938
1.875% 7/12/21	250,000	244,795
2.125% 5/22/20	250,000	248,610
2.25% 1/10/20	250,000	249,825
2.50% 5/22/22	250,000	248,208
2.50% 7/12/26	250,000	238,350
2.625% 7/23/20	250,000	251,412
2.80% 1/10/22	250,000	251,312
3.00% 1/20/23	500,000	504,275
National Bank of Canada
2.15% 6/12/20	250,000	248,668
2.20% 11/2/20	250,000	249,106
National City 6.875% 5/15/19	100,000	106,058

LVIP SSGA Bond Index Fund–19

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Banks (continued)
Northern Trust
3.45% 11/4/20	100,000	$103,020
3.95% 10/30/25	250,000	265,115
Oesterreichische Kontrollbank
1.375% 2/10/20	300,000	295,479
1.875% 1/20/21	900,000	890,550
PNC Bank
1.45% 7/29/19	250,000	246,917
1.95% 3/4/19	250,000	249,605
2.00% 5/19/20	250,000	248,050
2.15% 4/29/21	250,000	247,895
2.30% 6/1/20	250,000	249,841
2.45% 11/5/20	500,000	500,948
2.45% 7/28/22	250,000	248,057
2.60% 7/21/20	250,000	251,681
2.625% 2/17/22	250,000	250,710
2.70% 11/1/22	250,000	248,938
3.10% 10/25/27	250,000	249,943
3.25% 6/1/25	250,000	253,979
4.20% 11/1/25	500,000	537,733
PNC Financial Services Group
3.15% 5/19/27	250,000	251,157
3.30% 3/8/22	300,000	308,199
5.125% 2/8/20	100,000	105,573
6.70% 6/10/19	150,000	159,170
Regions Financial
2.75% 8/14/22	200,000	199,586
3.20% 2/8/21	100,000	101,819
Royal Bank of Canada
1.50% 7/29/19	250,000	247,199
1.625% 4/15/19	500,000	496,589
2.15% 3/15/19	200,000	200,044
2.15% 3/6/20	250,000	249,175
2.15% 10/26/20	115,000	114,304
2.20% 9/23/19	550,000	549,915
2.30% 3/22/21	900,000	895,076
2.35% 10/30/20	600,000	600,106
Royal Bank of Scotland Group
µ3.498% 5/15/23	400,000	401,275
4.80% 4/5/26	700,000	753,408
Santander Holdings USA
2.65% 4/17/20	300,000	300,006
2.70% 5/24/19	200,000	200,500
3.40% 1/18/23	150,000	149,587
3.70% 3/28/22	190,000	192,470
4.40% 7/13/27	220,000	225,420
4.50% 7/17/25	250,000	261,169
Santander Issuances 5.179% 11/19/25	200,000	216,350
Santander UK
2.125% 11/3/20	200,000	198,473
2.35% 9/10/19	335,000	335,215
2.50% 3/14/19	150,000	150,488

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Banks (continued)
Santander UK Group Holdings
2.875% 10/16/20	100,000	$100,422
2.875% 8/5/21	250,000	249,688
µ3.823% 11/3/28	200,000	200,872
Skandinaviska Enskilda Banken
2.30% 3/11/20	250,000	249,595
2.625% 3/15/21	250,000	251,043
2.80% 3/11/22	250,000	252,137
Sumitomo Mitsui Banking
1.966% 1/11/19	250,000	249,429
2.05% 1/18/19	250,000	249,662
2.092% 10/18/19	250,000	248,826
2.45% 1/10/19	300,000	300,720
2.45% 1/16/20	600,000	600,368
2.65% 7/23/20	400,000	402,082
3.20% 7/18/22	250,000	253,672
Sumitomo Mitsui Financial Group
2.778% 10/18/22	150,000	149,074
2.784% 7/12/22	200,000	198,983
2.846% 1/11/22	250,000	250,638
2.934% 3/9/21	200,000	201,985
3.01% 10/19/26	500,000	487,266
3.352% 10/18/27	150,000	149,384
3.364% 7/12/27	200,000	199,800
3.446% 1/11/27	250,000	253,050
3.784% 3/9/26	200,000	207,032
SunTrust Banks
2.45% 8/1/22	150,000	148,066
2.50% 5/1/19	450,000	451,826
2.70% 1/27/22	150,000	150,138
2.90% 3/3/21	100,000	101,194
3.30% 5/15/26	200,000	198,438
SVB Financial Group 5.375% 9/15/20	150,000	160,417
Svenska Handelsbanken
1.50% 9/6/19	250,000	247,098
1.875% 9/7/21	250,000	244,383
2.40% 10/1/20	400,000	400,575
2.45% 3/30/21	250,000	249,769
2.50% 1/25/19	250,000	251,002
Synovus Financial 3.125% 11/1/22	60,000	59,577
Toronto-Dominion Bank
1.45% 8/13/19	150,000	148,289
1.80% 7/13/21	150,000	146,965
1.85% 9/11/20	165,000	163,240
1.90% 10/24/19	300,000	298,364
1.95% 1/22/19	550,000	549,503
2.125% 7/2/19	200,000	200,021
2.125% 4/7/21	150,000	148,641
2.25% 11/5/19	250,000	250,218
2.50% 12/14/20	200,000	200,725
UBS 2.35% 3/26/20	700,000	699,668

LVIP SSGA Bond Index Fund–20

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Banks (continued)
US Bancorp
2.35% 1/29/21	150,000	$150,092
2.375% 7/22/26	150,000	141,390
2.95% 7/15/22	200,000	202,823
3.00% 3/15/22	150,000	153,079
3.10% 4/27/26	65,000	64,613
3.15% 4/27/27	350,000	351,060
3.60% 9/11/24	250,000	259,208
3.70% 1/30/24	250,000	262,771
US Bank
1.40% 4/26/19	700,000	694,651
2.05% 10/23/20	250,000	248,300
Wachovia 5.50% 8/1/35	150,000	179,835
Wells Fargo & Co.
2.10% 7/26/21	400,000	393,504
2.15% 1/15/19	1,187,000	1,189,087
2.50% 3/4/21	350,000	349,999
2.55% 12/7/20	300,000	301,342
2.60% 7/22/20	1,050,000	1,056,855
2.625% 7/22/22	150,000	149,289
3.00% 4/22/26	150,000	147,326
3.00% 10/23/26	300,000	294,385
3.30% 9/9/24	250,000	254,105
3.45% 2/13/23	250,000	254,940
3.50% 3/8/22	600,000	619,897
µ3.584% 5/22/28	755,000	770,607
3.90% 5/1/45	510,000	530,331
4.10% 6/3/26	740,000	776,809
4.125% 8/15/23	300,000	316,604
4.30% 7/22/27	750,000	799,546
4.40% 6/14/46	250,000	264,313
4.60% 4/1/21	350,000	372,115
4.65% 11/4/44	225,000	245,943
4.75% 12/7/46	350,000	392,137
5.375% 11/2/43	775,000	924,934
Wells Fargo Bank
1.75% 5/24/19	250,000	248,662
2.15% 12/6/19	350,000	349,558
5.85% 2/1/37	450,000	578,152
6.60% 1/15/38	450,000	628,830
Wells Fargo Capital X 5.95% 12/15/36	100,000	114,000
Westpac Banking
1.60% 8/19/19	200,000	197,970
1.65% 5/13/19	150,000	149,050
2.00% 8/19/21	200,000	196,404
2.10% 5/13/21	150,000	148,311
2.15% 3/6/20	250,000	248,965
2.25% 1/17/19	150,000	150,447
2.30% 5/26/20	100,000	100,079
2.50% 6/28/22	150,000	149,157
2.60% 11/23/20	150,000	150,672
2.70% 8/19/26	200,000	192,496

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Banks (continued)
Westpac Banking (continued)
2.75% 1/11/23	450,000	$449,397
2.80% 1/11/22	300,000	302,294
2.85% 5/13/26	150,000	146,557
3.35% 3/8/27	250,000	253,029
µ4.322% 11/23/31	250,000	258,052
4.875% 11/19/19	250,000	262,149

		193,463,104

Beverages–0.73%
Anheuser-Busch InBev Finance
1.90% 2/1/19	825,000	823,508
2.625% 1/17/23	450,000	448,919
2.65% 2/1/21	1,340,000	1,347,688
3.30% 2/1/23	860,000	881,026
3.65% 2/1/26	1,600,000	1,653,969
4.00% 1/17/43	100,000	101,265
4.625% 2/1/44	550,000	609,226
4.70% 2/1/36	950,000	1,065,503
4.90% 2/1/46	1,230,000	1,431,268
Anheuser-Busch InBev Worldwide
2.50% 7/15/22	450,000	447,063
3.75% 1/15/22	400,000	418,464
3.75% 7/15/42	136,000	132,793
4.375% 2/15/21	30,000	31,701
4.439% 10/6/48	395,000	432,160
4.95% 1/15/42	300,000	348,539
5.375% 1/15/20	400,000	424,529
7.75% 1/15/19	500,000	528,189
8.20% 1/15/39	200,000	319,053
Coca-Cola
1.375% 5/30/19	150,000	148,774
1.55% 9/1/21	150,000	146,433
2.20% 5/25/22	70,000	69,530
2.25% 9/1/26	200,000	190,160
2.45% 11/1/20	500,000	503,856
2.50% 4/1/23	250,000	249,957
2.55% 6/1/26	100,000	97,430
2.875% 10/27/25	100,000	100,108
2.90% 5/25/27	100,000	99,949
3.15% 11/15/20	170,000	174,710
3.30% 9/1/21	250,000	258,533
Coca-Cola Bottling Consolidated 3.80% 11/25/25	50,000	50,462
Coca-Cola European Partners US
3.50% 9/15/20	100,000	102,578
4.50% 9/1/21	200,000	211,623
Coca-Cola Femsa 3.875% 11/26/23	200,000	209,595
Constellation Brands
2.00% 11/7/19	160,000	159,035
2.25% 11/6/20	200,000	198,300
2.70% 5/9/22	30,000	29,884

LVIP SSGA Bond Index Fund–21

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Beverages (continued)
Constellation Brands (continued)
3.50% 5/9/27	30,000	$30,669
3.70% 12/6/26	100,000	103,014
3.75% 5/1/21	75,000	77,588
3.875% 11/15/19	60,000	61,654
4.25% 5/1/23	280,000	296,554
4.50% 5/9/47	45,000	49,566
6.00% 5/1/22	90,000	101,251
Diageo Capital
2.625% 4/29/23	350,000	350,198
3.875% 4/29/43	30,000	31,471
4.828% 7/15/20	100,000	106,306
5.875% 9/30/36	100,000	131,966
Diageo Investment
2.875% 5/11/22	200,000	203,134
8.00% 9/15/22	100,000	122,799
Dr Pepper Snapple Group
3.13% 12/15/23	100,000	101,050
3.40% 11/15/25	150,000	151,849
3.43% 6/15/27	70,000	70,252
4.42% 12/15/46	50,000	52,755
Fomento Economico Mexicano
2.875% 5/10/23	150,000	148,675
4.375% 5/10/43	200,000	211,774
Molson Coors Brewing
1.45% 7/15/19	80,000	79,030
2.10% 7/15/21	100,000	98,096
3.00% 7/15/26	110,000	107,867
4.20% 7/15/46	595,000	608,828
5.00% 5/1/42	250,000	284,553
PepsiCo
1.35% 10/4/19	65,000	64,243
1.50% 2/22/19	85,000	84,626
1.55% 5/2/19	150,000	149,203
1.70% 10/6/21	150,000	146,389
2.00% 4/15/21	150,000	148,364
2.15% 10/14/20	150,000	149,838
2.25% 5/2/22	200,000	198,047
2.375% 10/6/26	80,000	76,169
2.75% 3/1/23	550,000	555,402
2.85% 2/24/26	90,000	89,381
3.00% 8/25/21	100,000	102,227
3.00% 10/15/27	150,000	149,660
3.125% 11/1/20	250,000	256,633
3.45% 10/6/46	590,000	573,924
3.60% 3/1/24	779,000	817,560
3.60% 8/13/42	250,000	251,036
4.00% 3/5/42	100,000	106,254
4.00% 5/2/47	105,000	112,140
4.45% 4/14/46	120,000	136,702
4.50% 1/15/20	100,000	104,600
4.875% 11/1/40	100,000	120,663

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Beverages (continued)
PepsiCo (continued)
5.50% 1/15/40	150,000	$192,757

		22,612,497

Biotechnology–0.42%
Amgen
1.85% 8/19/21	100,000	97,569
2.125% 5/1/20	200,000	199,048
2.20% 5/22/19	650,000	650,340
2.20% 5/11/20	300,000	298,512
2.25% 8/19/23	200,000	194,229
2.60% 8/19/26	200,000	191,872
2.65% 5/11/22	200,000	199,666
2.70% 5/1/22	100,000	99,995
3.125% 5/1/25	200,000	201,136
3.20% 11/2/27	400,000	400,342
3.625% 5/15/22	100,000	103,629
3.625% 5/22/24	150,000	156,062
3.875% 11/15/21	200,000	209,214
4.10% 6/15/21	100,000	104,532
4.40% 5/1/45	300,000	327,734
4.50% 3/15/20	150,000	156,749
5.15% 11/15/41	250,000	301,113
5.65% 6/15/42	200,000	250,231
5.75% 3/15/40	200,000	248,834
6.375% 6/1/37	100,000	131,544
6.40% 2/1/39	50,000	66,731
Baxalta
2.875% 6/23/20	400,000	402,815
3.60% 6/23/22	100,000	102,376
4.00% 6/23/25	150,000	155,279
5.25% 6/23/45	45,000	52,565
Biogen
2.90% 9/15/20	250,000	253,569
3.625% 9/15/22	145,000	150,433
4.05% 9/15/25	145,000	153,686
5.20% 9/15/45	255,000	303,885
Celgene
2.75% 2/15/23	200,000	198,584
2.875% 8/15/20	200,000	201,991
3.25% 8/15/22	250,000	254,229
3.45% 11/15/27	200,000	200,266
3.55% 8/15/22	300,000	309,337
3.625% 5/15/24	200,000	205,970
3.875% 8/15/25	200,000	207,348
3.95% 10/15/20	100,000	103,620
4.00% 8/15/23	100,000	105,340
4.35% 11/15/47	200,000	208,619
4.625% 5/15/44	300,000	321,311
5.00% 8/15/45	110,000	125,292
Genzyme 5.00% 6/15/20	100,000	106,257

LVIP SSGA Bond Index Fund–22

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Biotechnology (continued)
Gilead Sciences
1.85% 9/20/19	70,000	$69,727
1.95% 3/1/22	85,000	82,990
2.55% 9/1/20	500,000	504,637
2.95% 3/1/27	300,000	295,415
3.25% 9/1/22	125,000	128,733
3.50% 2/1/25	670,000	693,551
3.65% 3/1/26	300,000	311,540
4.15% 3/1/47	380,000	405,234
4.40% 12/1/21	200,000	213,417
4.50% 4/1/21	100,000	106,611
4.50% 2/1/45	80,000	89,128
4.60% 9/1/35	200,000	225,767
4.75% 3/1/46	250,000	289,890
4.80% 4/1/44	400,000	465,214
5.65% 12/1/41	250,000	317,679

		12,911,387

Building Materials–0.07%
Fortune Brands Home & Security
3.00% 6/15/20	50,000	50,480
4.00% 6/15/25	50,000	52,355
Johnson Controls International
f3.625% 7/2/24	107,000	111,052
3.90% 2/14/26	75,000	78,604
4.25% 3/1/21	60,000	62,851
4.50% 2/15/47	145,000	159,959
f4.95% 7/2/64	94,000	104,045
5.00% 3/30/20	100,000	105,528
5.125% 9/14/45	75,000	88,385
Lennox International 3.00% 11/15/23	25,000	24,719
Martin Marietta Materials
3.45% 6/1/27	43,000	42,471
3.50% 12/15/27	100,000	99,461
4.25% 7/2/24	55,000	57,932
4.25% 12/15/47	100,000	99,363
Masco
3.50% 4/1/21	210,000	214,337
3.50% 11/15/27	60,000	59,272
4.375% 4/1/26	160,000	169,680
4.50% 5/15/47	100,000	102,163
Owens Corning
4.20% 12/15/22	212,000	222,530
4.30% 7/15/47	100,000	98,873
7.00% 12/1/36	100,000	132,402
Vulcan Materials 3.90% 4/1/27	45,000	46,072

		2,182,534

Chemicals–0.40%
Agrium
3.15% 10/1/22	100,000	101,234
4.125% 3/15/35	500,000	518,108

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Chemicals (continued)
Agrium (continued)
6.125% 1/15/41	245,000	$312,709
6.75% 1/15/19	100,000	104,544
Air Products & Chemicals
3.35% 7/31/24	250,000	257,644
4.375% 8/21/19	50,000	51,705
Albemarle 5.45% 12/1/44	500,000	592,200
Celanese US Holdings
4.625% 11/15/22	90,000	96,036
5.875% 6/15/21	70,000	76,689
Dow Chemical
4.25% 11/15/20	700,000	731,513
4.375% 11/15/42	400,000	422,464
5.25% 11/15/41	100,000	116,867
7.375% 11/1/29	125,000	167,055
8.55% 5/15/19	355,000	384,655
9.40% 5/15/39	100,000	171,446
Eastman Chemical
3.60% 8/15/22	225,000	232,219
3.80% 3/15/25	100,000	104,418
4.65% 10/15/44	70,000	76,656
4.80% 9/1/42	250,000	275,897
EI du Pont de Nemours & Co.
2.20% 5/1/20	100,000	99,946
3.625% 1/15/21	100,000	103,391
4.15% 2/15/43	100,000	103,207
4.25% 4/1/21	150,000	157,935
5.75% 3/15/19	100,000	104,112
6.50% 1/15/28	150,000	189,531
FMC
3.95% 2/1/22	100,000	101,345
4.10% 2/1/24	100,000	103,373
International Flavors & Fragrances
3.20% 5/1/23	50,000	50,300
4.375% 6/1/47	55,000	58,754
LYB International Finance 4.00% 7/15/23	200,000	209,617
LYB International Finance II 3.50% 3/2/27	159,000	160,109
LyondellBasell Industries
5.00% 4/15/19	300,000	308,096
6.00% 11/15/21	350,000	389,100
Methanex 5.65% 12/1/44	200,000	208,550
Monsanto
2.125% 7/15/19	400,000	398,740
4.70% 7/15/64	250,000	262,157
Mosaic
3.25% 11/15/22	100,000	99,236
4.05% 11/15/27	150,000	150,691
4.25% 11/15/23	125,000	129,601
5.45% 11/15/33	104,000	113,562
5.625% 11/15/43	200,000	216,242

LVIP SSGA Bond Index Fund–23

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Chemicals (continued)
NewMarket 4.10% 12/15/22	50,000	$52,349
Potash of Saskatchewan
3.00% 4/1/25	300,000	294,502
4.00% 12/15/26	200,000	208,455
4.875% 3/30/20	10,000	10,476
6.50% 5/15/19	145,000	152,524
PPG Industries
2.30% 11/15/19	100,000	100,038
3.60% 11/15/20	100,000	102,601
Praxair
2.20% 8/15/22	100,000	98,560
2.25% 9/24/20	250,000	249,594
2.70% 2/21/23	100,000	100,533
4.05% 3/15/21	100,000	105,109
4.50% 8/15/19	100,000	103,736
Rohm & Haas 7.85% 7/15/29	150,000	206,188
RPM International
3.75% 3/15/27	100,000	101,380
5.25% 6/1/45	100,000	115,632
6.125% 10/15/19	100,000	106,519
Sherwin-Williams
2.25% 5/15/20	250,000	249,306
2.75% 6/1/22	250,000	249,287
3.125% 6/1/24	100,000	100,693
3.45% 6/1/27	145,000	147,608
3.95% 1/15/26	250,000	261,144
4.50% 6/1/47	88,000	96,617
7.25% 6/15/19	50,000	53,473
Syngenta Finance 3.125% 3/28/22	100,000	97,326
Westlake Chemical
3.60% 8/15/26	150,000	151,137
4.625% 2/15/21	150,000	154,500
5.00% 8/15/46	100,000	112,777

		12,293,718

Commercial Services–0.17%
Automatic Data Processing
2.25% 9/15/20	250,000	250,739
3.375% 9/15/25	125,000	129,146
Block Financial 4.125% 10/1/20	250,000	257,849
Board of Trustees of The Leland Stanford Junior University
3.647% 5/1/48	70,000	75,046
4.75% 5/1/19	250,000	258,770
California Institute of Technology 4.321% 8/1/45	60,000	69,021
Ecolab
2.00% 1/14/19	100,000	99,859
2.25% 1/12/20	200,000	199,995
2.375% 8/10/22	150,000	148,483
2.70% 11/1/26	45,000	43,222
3.25% 1/14/23	100,000	102,360

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Commercial Services (continued)
Ecolab (continued)
4.35% 12/8/21	164,000	$174,721
Equifax 2.30% 6/1/21	125,000	122,112
George Washington University 4.30% 9/15/44	100,000	109,859
Massachusetts Institute of Technology
3.885% 7/1/16	55,000	54,194
5.60% 7/1/11	200,000	277,143
Moody’s
2.625% 1/15/23	100,000	99,318
2.75% 12/15/21	125,000	125,271
3.25% 1/15/28	65,000	64,396
4.50% 9/1/22	250,000	268,136
Northwestern University 3.662% 12/1/57	75,000	77,329
President & Fellows of Harvard College
3.15% 7/15/46	100,000	97,854
3.30% 7/15/56	100,000	98,208
Princeton University
4.95% 3/1/19	100,000	103,242
5.70% 3/1/39	50,000	68,275
S&P Global
2.95% 1/22/27	150,000	147,264
6.55% 11/15/37	400,000	537,631
Total System Services
3.75% 6/1/23	125,000	127,762
3.80% 4/1/21	50,000	51,286
4.80% 4/1/26	100,000	108,370
University of Notre Dame du Lac 3.394% 2/15/48	100,000	100,203
University of Southern California
3.028% 10/1/39	200,000	191,330
3.841% 10/1/47	55,000	58,835
Verisk Analytics
4.00% 6/15/25	100,000	103,570
4.125% 9/12/22	100,000	104,510
Western Union 5.253% 4/1/20	107,000	112,790
William Marsh Rice University 3.574% 5/15/45	100,000	102,124

		5,120,223

Computers–0.72%
Apple
1.10% 8/2/19	250,000	246,619
1.50% 9/12/19	150,000	148,786
1.55% 2/7/20	950,000	939,868
1.55% 8/4/21	250,000	243,007
1.70% 2/22/19	85,000	84,814
1.80% 11/13/19	150,000	149,500
1.90% 2/7/20	150,000	149,595
2.00% 5/6/20	100,000	99,588
2.00% 11/13/20	150,000	149,114

LVIP SSGA Bond Index Fund–24

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Computers (continued)
Apple (continued)
2.10% 5/6/19	250,000	$250,624
2.10% 9/12/22	150,000	147,281
2.15% 2/9/22	250,000	246,894
2.25% 2/23/21	500,000	499,641
2.30% 5/11/22	150,000	149,043
2.40% 1/13/23	150,000	148,816
2.40% 5/3/23	822,000	814,148
2.45% 8/4/26	250,000	239,887
2.50% 2/9/22	150,000	150,218
2.50% 2/9/25	250,000	243,994
2.70% 5/13/22	100,000	100,793
2.75% 1/13/25	100,000	99,225
2.85% 2/23/23	450,000	456,412
2.90% 9/12/27	400,000	395,759
3.00% 6/20/27	925,000	922,073
3.00% 11/13/27	200,000	199,040
3.20% 5/13/25	150,000	153,178
3.20% 5/11/27	154,000	156,140
3.25% 2/23/26	415,000	423,975
3.35% 2/9/27	200,000	205,109
3.45% 5/6/24	350,000	363,267
3.45% 2/9/45	125,000	122,310
3.75% 9/12/47	225,000	231,197
3.75% 11/13/47	150,000	154,690
3.85% 5/4/43	350,000	364,526
3.85% 8/4/46	635,000	663,500
4.25% 2/9/47	25,000	27,852
4.375% 5/13/45	100,000	112,938
4.45% 5/6/44	600,000	687,027
4.50% 2/23/36	250,000	287,113
4.65% 2/23/46	530,000	622,183
Dell International
3.48% 6/1/19	765,000	774,849
4.42% 6/15/21	900,000	938,549
5.45% 6/15/23	905,000	979,104
6.02% 6/15/26	250,000	276,105
8.10% 7/15/36	135,000	170,921
8.35% 7/15/46	130,000	168,038
DXC Technology 4.75% 4/15/27	300,000	319,612
Enterprise Services 7.45% 10/15/29	25,000	31,136
Hewlett Packard Enterprise
3.60% 10/15/20	550,000	561,909
4.90% 10/15/25	450,000	475,831
6.20% 10/15/35	250,000	272,327
6.35% 10/15/45	250,000	265,547
HP
4.30% 6/1/21	200,000	209,855
4.375% 9/15/21	150,000	158,025
4.65% 12/9/21	350,000	372,354
6.00% 9/15/41	305,000	327,198

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Computers (continued)
IBM Credit
1.80% 1/20/21	100,000	$98,487
2.20% 9/8/22	100,000	97,993
International Business Machines
1.625% 5/15/20	550,000	543,446
1.80% 5/17/19	500,000	498,803
1.875% 8/1/22	600,000	584,165
1.90% 1/27/20	150,000	149,358
1.95% 2/12/19	200,000	200,277
2.50% 1/27/22	150,000	150,584
2.875% 11/9/22	150,000	151,244
2.90% 11/1/21	150,000	152,171
3.30% 1/27/27	100,000	102,063
3.45% 2/19/26	150,000	155,179
4.00% 6/20/42	200,000	212,307
5.60% 11/30/39	210,000	274,959
5.875% 11/29/32	120,000	155,412
NetApp 3.375% 6/15/21	150,000	152,873
Seagate HDD Cayman
4.25% 3/1/22	100,000	101,314
4.875% 3/1/24	100,000	100,686

		22,032,425

Construction & Engineering–0.02%
ABB Finance USA
2.875% 5/8/22	250,000	254,337
4.375% 5/8/42	187,000	202,163
Fluor 3.50% 12/15/24	100,000	102,820

		559,320

Containers & Packaging–0.04%
Bemis
4.50% 10/15/21	300,000	316,821
6.80% 8/1/19	10,000	10,672
Packaging Corporation of America
2.45% 12/15/20	105,000	105,216
3.40% 12/15/27	70,000	70,319
3.90% 6/15/22	50,000	52,130
4.50% 11/1/23	150,000	161,566
Sonoco Products 5.75% 11/1/40	100,000	120,579
WestRock 3.00% 9/15/24	100,000	99,262
WestRock MWV 8.20% 1/15/30	150,000	211,323
WestRock RKT 4.90% 3/1/22	200,000	215,880

		1,363,768

Cosmetics & Personal Care–0.15%
Colgate-Palmolive
1.75% 3/15/19	344,000	343,028
2.25% 11/15/22	60,000	59,519
2.30% 5/3/22	100,000	99,402
3.70% 8/1/47	55,000	56,408
4.00% 8/15/45	100,000	107,372

LVIP SSGA Bond Index Fund–25

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Cosmetics & Personal Care (continued)
Estee Lauder
1.80% 2/7/20	70,000	$69,502
3.15% 3/15/27	100,000	100,807
4.15% 3/15/47	65,000	71,376
4.375% 6/15/45	250,000	282,107
Procter & Gamble
1.70% 11/3/21	150,000	146,444
1.85% 2/2/21	300,000	296,891
1.90% 11/1/19	200,000	199,586
2.15% 8/11/22	150,000	148,431
2.30% 2/6/22	250,000	249,423
2.45% 11/3/26	150,000	144,815
2.70% 2/2/26	100,000	98,957
2.85% 8/11/27	150,000	148,955
3.10% 8/15/23	200,000	206,156
5.55% 3/5/37	200,000	266,893
Unilever Capital
1.375% 7/28/21	120,000	115,984
1.80% 5/5/20	100,000	99,297
2.00% 7/28/26	100,000	92,394
2.20% 3/6/19	250,000	250,456
2.20% 5/5/22	150,000	148,414
2.60% 5/5/24	100,000	98,978
2.90% 5/5/27	150,000	148,849
4.25% 2/10/21	200,000	211,009
4.80% 2/15/19	100,000	102,939
5.90% 11/15/32	133,000	173,457

		4,537,849

Distribution & Wholesale–0.01%
WW Grainger
3.75% 5/15/46	150,000	144,936
4.20% 5/15/47	100,000	104,135
4.60% 6/15/45	55,000	60,346

		309,417

Diversified Financial Services–0.80%
AerCap Ireland Capital
3.50% 5/26/22	150,000	152,381
3.50% 1/15/25	150,000	148,916
3.65% 7/21/27	150,000	148,746
3.75% 5/15/19	475,000	482,678
3.95% 2/1/22	600,000	618,957
4.50% 5/15/21	450,000	472,968
4.625% 10/30/20	500,000	524,488
Affiliated Managers Group 4.25% 2/15/24	100,000	105,525
Air Lease
2.625% 7/1/22	200,000	197,510
3.375% 1/15/19	250,000	252,481
3.375% 6/1/21	100,000	102,231
3.875% 4/1/21	125,000	129,568

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Diversified Financial Services (continued)
Air Lease (continued)
4.25% 9/15/24	300,000	$315,249
American Express
2.20% 10/30/20	180,000	178,645
2.50% 8/1/22	250,000	247,248
2.65% 12/2/22	115,000	114,331
3.00% 10/30/24	300,000	299,962
4.05% 12/3/42	135,000	144,028
8.125% 5/20/19	100,000	107,954
American Express Credit
1.70% 10/30/19	115,000	113,843
1.875% 5/3/19	200,000	199,235
2.20% 3/3/20	100,000	99,729
2.25% 8/15/19	200,000	200,465
2.25% 5/5/21	700,000	694,809
2.375% 5/26/20	800,000	799,351
2.60% 9/14/20	200,000	201,088
2.70% 3/3/22	100,000	100,382
3.30% 5/3/27	230,000	233,676
Ameriprise Financial
2.875% 9/15/26	100,000	97,351
5.30% 3/15/20	200,000	212,221
7.30% 6/28/19	200,000	214,466
BlackRock
3.20% 3/15/27	167,000	169,877
3.375% 6/1/22	150,000	155,597
5.00% 12/10/19	100,000	105,189
Brookfield Finance
4.00% 4/1/24	100,000	103,662
4.70% 9/20/47	100,000	105,221
Capital One Bank USA 2.25% 2/13/19	500,000	499,479
Cboe Global Markets 3.65% 1/12/27	100,000	103,190
Charles Schwab
3.00% 3/10/25	100,000	99,765
3.20% 3/2/27	100,000	101,029
3.45% 2/13/26	70,000	71,930
4.45% 7/22/20	100,000	105,412
CME Group
3.00% 9/15/22	300,000	306,135
5.30% 9/15/43	100,000	128,679
Discover Financial Services
3.75% 3/4/25	100,000	100,813
3.95% 11/6/24	100,000	102,296
4.10% 2/9/27	115,000	118,016
5.20% 4/27/22	100,000	107,741
E*TRADE Financial
2.95% 8/24/22	75,000	74,447
3.80% 8/24/27	35,000	34,956
Eaton Vance 3.50% 4/6/27	100,000	102,463
Franklin Resources
2.85% 3/30/25	100,000	99,827
4.625% 5/20/20	100,000	105,089

LVIP SSGA Bond Index Fund–26

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Diversified Financial Services (continued)
GE Capital International Funding Unlimited
2.342% 11/15/20	1,100,000	$1,095,381
4.418% 11/15/35	1,354,000	1,468,134
Genpact Luxembourg 3.70% 4/1/22	50,000	49,743
HSBC Finance 6.676% 1/15/21	94,000	104,582
Intercontinental Exchange
2.35% 9/15/22	250,000	248,507
2.75% 12/1/20	85,000	85,891
3.10% 9/15/27	250,000	249,970
3.75% 12/1/25	85,000	89,460
4.00% 10/15/23	200,000	211,467
Invesco Finance
3.75% 1/15/26	100,000	103,488
4.00% 1/30/24	500,000	527,676
Janus Capital Group 4.875% 8/1/25	150,000	161,510
Jefferies Group
4.85% 1/15/27	310,000	330,177
5.125% 1/20/23	150,000	162,752
6.25% 1/15/36	100,000	114,037
8.50% 7/15/19	200,000	217,314
Lazard Group
3.625% 3/1/27	100,000	99,986
3.75% 2/13/25	100,000	102,136
4.25% 11/14/20	106,000	110,482
Legg Mason
4.75% 3/15/26	150,000	160,995
5.625% 1/15/44	100,000	111,886
Mastercard
2.00% 11/21/21	100,000	98,773
2.95% 11/21/26	150,000	150,157
3.375% 4/1/24	500,000	519,674
3.80% 11/21/46	100,000	106,571
Nasdaq
3.85% 6/30/26	45,000	46,287
5.55% 1/15/20	100,000	106,048
National Rural Utilities Cooperative Finance
1.50% 11/1/19	115,000	113,569
1.65% 2/8/19	15,000	14,933
2.30% 11/1/20	100,000	99,945
2.30% 9/15/22	70,000	69,334
2.35% 6/15/20	300,000	300,898
2.40% 4/25/22	50,000	49,746
2.70% 2/15/23	50,000	49,996
2.95% 2/7/24	60,000	60,499
3.05% 4/25/27	100,000	99,385
3.25% 11/1/25	100,000	102,058
4.023% 11/1/32	100,000	105,200
µ4.75% 4/30/43	100,000	105,205
8.00% 3/1/32	150,000	219,268
Nomura Holdings
2.75% 3/19/19	350,000	352,722
6.70% 3/4/20	83,000	89,974

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Diversified Financial Services (continued)
ORIX
2.90% 7/18/22	90,000	$89,742
3.25% 12/4/24	100,000	99,773
3.70% 7/18/27	100,000	100,810
Private Export Funding
2.45% 7/15/24	250,000	249,054
4.30% 12/15/21	100,000	107,718
Raymond James Financial
4.95% 7/15/46	50,000	56,755
Synchrony Financial
2.60% 1/15/19	150,000	150,319
2.70% 2/3/20	500,000	501,492
3.70% 8/4/26	200,000	197,544
4.25% 8/15/24	150,000	155,745
4.50% 7/23/25	100,000	104,663
TD Ameritrade Holding
2.95% 4/1/22	250,000	253,139
3.30% 4/1/27	90,000	90,923
Visa
2.15% 9/15/22	45,000	44,404
2.20% 12/14/20	500,000	499,819
2.75% 9/15/27	75,000	74,093
2.80% 12/14/22	300,000	304,599
3.15% 12/14/25	750,000	767,507
3.65% 9/15/47	375,000	385,785
4.15% 12/14/35	115,000	127,923
4.30% 12/14/45	530,000	604,626
Washington Prime Group 5.95% 8/15/24	70,000	71,631

		24,515,175

Electric–1.59%
AEP Transmission 3.75% 12/1/47	100,000	103,120
Alabama Power
2.45% 3/30/22	100,000	99,432
3.70% 12/1/47	100,000	102,361
3.75% 3/1/45	150,000	154,132
4.30% 1/2/46	150,000	167,956
6.125% 5/15/38	100,000	131,673
Ameren
2.70% 11/15/20	50,000	50,198
3.65% 2/15/26	50,000	51,327
Ameren Illinois 3.70% 12/1/47	100,000	102,598
American Electric Power
2.15% 11/13/20	70,000	69,722
2.95% 12/15/22	125,000	126,918
3.20% 11/13/27	100,000	99,498
Appalachian Power 4.60% 3/30/21	150,000	159,000
Arizona Public Service
2.95% 9/15/27	50,000	49,307
3.15% 5/15/25	100,000	100,826
4.35% 11/15/45	100,000	112,041
4.50% 4/1/42	100,000	113,091

LVIP SSGA Bond Index Fund–27

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Electric (continued)
Arizona Public Service (continued)
5.05% 9/1/41	100,000	$119,370
Avangrid 3.15% 12/1/24	150,000	149,445
Baltimore Gas & Electric
3.35% 7/1/23	100,000	102,588
3.50% 8/15/46	200,000	196,481
3.75% 8/15/47	100,000	102,728
6.35% 10/1/36	100,000	133,516
Berkshire Hathaway Energy
3.75% 11/15/23	400,000	417,055
5.15% 11/15/43	200,000	244,042
5.95% 5/15/37	125,000	164,279
6.125% 4/1/36	247,000	331,116
6.50% 9/15/37	50,000	70,342
Black Hills
3.15% 1/15/27	100,000	97,640
3.95% 1/15/26	50,000	51,838
4.20% 9/15/46	100,000	102,499
4.25% 11/30/23	100,000	104,790
CenterPoint Energy Houston Electric
2.25% 8/1/22	250,000	246,548
2.40% 9/1/26	350,000	333,188
3.00% 2/1/27	100,000	99,634
Cleco Corporate Holdings
3.743% 5/1/26	100,000	100,545
4.973% 5/1/46	70,000	77,536
Cleveland Electric Illuminating 5.95% 12/15/36	100,000	124,986
CMS Energy
3.00% 5/15/26	40,000	39,345
3.45% 8/15/27	100,000	101,085
4.875% 3/1/44	100,000	117,294
Commonwealth Edison
2.55% 6/15/26	100,000	96,815
3.40% 9/1/21	100,000	102,961
3.65% 6/15/46	100,000	101,272
4.00% 8/1/20	300,000	311,305
6.45% 1/15/38	100,000	138,687
Connecticut Light & Power
4.15% 6/1/45	75,000	82,928
4.30% 4/15/44	130,000	146,974
Consolidated Edison Co. of New York
3.95% 3/1/43	150,000	158,336
4.30% 12/1/56	100,000	109,438
4.45% 3/15/44	200,000	228,406
4.50% 12/1/45	100,000	115,294
4.625% 12/1/54	500,000	573,958
5.50% 12/1/39	250,000	317,362
5.85% 3/15/36	100,000	127,784
6.30% 8/15/37	20,000	27,279
6.65% 4/1/19	200,000	210,687
6.75% 4/1/38	25,000	35,966

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Electric (continued)
Consumers Energy
2.85% 5/15/22	100,000	$101,043
3.25% 8/15/46	100,000	96,290
3.375% 8/15/23	200,000	205,543
3.95% 5/15/43	150,000	159,556
5.65% 4/15/20	100,000	107,695
Delmarva Power & Light
3.50% 11/15/23	150,000	155,106
4.15% 5/15/45	50,000	54,867
Dominion Energy
1.60% 8/15/19	100,000	98,939
1.875% 1/15/19	150,000	149,588
2.00% 8/15/21	40,000	39,122
2.50% 12/1/19	400,000	400,792
2.75% 1/15/22	150,000	149,906
2.75% 9/15/22	250,000	248,125
2.85% 8/15/26	60,000	58,054
4.45% 3/15/21	100,000	105,672
4.90% 8/1/41	60,000	69,588
5.20% 8/15/19	80,000	83,547
5.95% 6/15/35	25,000	31,667
DTE Electric
3.65% 3/15/24	250,000	262,604
3.70% 6/1/46	50,000	51,819
3.75% 8/15/47	100,000	104,309
DTE Energy
2.40% 12/1/19	150,000	149,835
2.85% 10/1/26	200,000	192,406
3.30% 6/15/22	200,000	203,152
3.50% 6/1/24	100,000	102,419
Duke Energy
1.80% 9/1/21	150,000	146,026
2.40% 8/15/22	200,000	196,712
2.65% 9/1/26	165,000	158,400
3.15% 8/15/27	250,000	248,704
3.75% 9/1/46	190,000	188,713
3.95% 8/15/47	200,000	206,424
4.80% 12/15/45	100,000	116,034
5.05% 9/15/19	100,000	104,541
Duke Energy Carolinas
2.95% 12/1/26	350,000	347,777
3.90% 6/15/21	100,000	104,531
4.00% 9/30/42	150,000	160,415
4.30% 6/15/20	100,000	104,776
5.30% 2/15/40	100,000	125,972
6.10% 6/1/37	170,000	225,380
Duke Energy Florida
2.10% 12/15/19	125,000	124,919
3.20% 1/15/27	150,000	152,033
3.85% 11/15/42	100,000	105,054
6.40% 6/15/38	300,000	423,026

LVIP SSGA Bond Index Fund–28

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Electric (continued)
Duke Energy Florida Project Finance 2.538% 9/1/29	100,000	$97,062
Duke Energy Indiana
3.75% 5/15/46	150,000	154,265
6.12% 10/15/35	100,000	131,496
6.45% 4/1/39	130,000	182,277
Duke Energy Ohio
3.70% 6/15/46	68,000	69,316
3.80% 9/1/23	500,000	526,145
5.45% 4/1/19	50,000	51,933
Duke Energy Progress
3.60% 9/15/47	250,000	251,308
4.10% 3/15/43	100,000	108,866
5.30% 1/15/19	100,000	103,237
6.30% 4/1/38	250,000	343,909
Edison International 2.95% 3/15/23	250,000	250,680
El Paso Electric 5.00% 12/1/44	150,000	166,163
Emera US Finance
2.15% 6/15/19	65,000	64,770
2.70% 6/15/21	100,000	99,838
3.55% 6/15/26	100,000	100,464
4.75% 6/15/46	105,000	115,417
Enel Americas 4.00% 10/25/26	35,000	35,727
Enel Generacion Chile 4.25% 4/15/24	100,000	104,757
Entergy
2.95% 9/1/26	90,000	87,731
5.125% 9/15/20	100,000	105,709
Entergy Arkansas
3.50% 4/1/26	60,000	61,979
3.70% 6/1/24	200,000	210,166
Entergy Louisiana
2.40% 10/1/26	100,000	94,773
3.25% 4/1/28	150,000	150,987
4.05% 9/1/23	150,000	159,111
4.95% 1/15/45	110,000	115,687
Entergy Mississippi 2.85% 6/1/28	50,000	48,476
Entergy Texas 7.125% 2/1/19	200,000	210,164
Eversource Energy
2.75% 3/15/22	100,000	100,278
2.90% 10/1/24	100,000	99,390
3.15% 1/15/25	100,000	100,530
4.50% 11/15/19	110,000	113,983
Exelon
2.45% 4/15/21	65,000	64,756
2.85% 6/15/20	150,000	151,485
3.40% 4/15/26	100,000	100,213
3.497% 6/1/22	200,000	204,024
4.45% 4/15/46	100,000	109,119
4.95% 6/15/35	105,000	120,091
5.10% 6/15/45	105,000	124,420
5.15% 12/1/20	200,000	213,099

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Electric (continued)
Exelon Generation
4.25% 6/15/22	250,000	$262,590
5.60% 6/15/42	292,000	321,261
6.25% 10/1/39	100,000	117,351
FirstEnergy
2.85% 7/15/22	60,000	59,517
3.90% 7/15/27	125,000	128,329
4.25% 3/15/23	130,000	135,931
4.85% 7/15/47	55,000	61,629
7.375% 11/15/31	230,000	310,936
Florida Power & Light
3.125% 12/1/25	250,000	254,450
3.70% 12/1/47	100,000	104,514
3.80% 12/15/42	100,000	105,103
4.05% 6/1/42	150,000	164,856
5.69% 3/1/40	50,000	66,528
5.95% 2/1/38	200,000	267,848
5.96% 4/1/39	100,000	135,853
Fortis
2.10% 10/4/21	125,000	122,125
3.055% 10/4/26	200,000	193,476
Georgia Power
2.40% 4/1/21	50,000	49,573
3.25% 4/1/26	50,000	50,188
4.25% 12/1/19	80,000	83,041
4.30% 3/15/42	200,000	213,139
4.30% 3/15/43	100,000	106,731
4.75% 9/1/40	100,000	110,202
5.95% 2/1/39	100,000	126,286
Great Plains Energy 4.85% 6/1/21	50,000	52,997
Hydro-Quebec
8.05% 7/7/24	250,000	323,303
8.50% 12/1/29	115,000	169,685
Iberdrola International 6.75% 7/15/36	100,000	132,321
Indiana Michigan Power
3.75% 7/1/47	100,000	102,099
7.00% 3/15/19	100,000	105,462
Interstate Power & Light 6.25% 7/15/39.	130,000	174,645
ITC Holdings
2.70% 11/15/22	100,000	99,932
3.25% 6/30/26	90,000	89,650
3.35% 11/15/27	100,000	100,282
3.65% 6/15/24	75,000	77,046
Jersey Central Power & Light 7.35% 2/1/19	100,000	105,034
Kansas City Power & Light
3.65% 8/15/25	250,000	256,302
4.20% 6/15/47	100,000	106,329
Kentucky Utilities
3.25% 11/1/20	100,000	102,486
5.125% 11/1/40	100,000	123,651

LVIP SSGA Bond Index Fund–29

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Electric (continued)
MidAmerican Energy
2.40% 3/15/19	250,000	$251,032
3.10% 5/1/27	100,000	100,627
3.50% 10/15/24	100,000	104,436
3.95% 8/1/47	100,000	107,145
4.40% 10/15/44	100,000	114,129
4.80% 9/15/43	250,000	300,984
5.75% 11/1/35	25,000	32,003
Nevada Power
6.75% 7/1/37	100,000	141,716
7.125% 3/15/19	100,000	105,774
NextEra Energy Capital Holdings
2.30% 4/1/19	35,000	34,992
2.40% 9/15/19	500,000	501,483
4.50% 6/1/21	100,000	105,901
Northern States Power
2.20% 8/15/20	100,000	99,951
2.60% 5/15/23	100,000	99,693
3.60% 5/15/46	50,000	50,711
3.60% 9/15/47	100,000	102,031
4.00% 8/15/45	100,000	108,547
5.35% 11/1/39	40,000	50,317
6.20% 7/1/37	100,000	136,733
NorthWestern 4.176% 11/15/44	150,000	162,340
NSTAR Electric 3.20% 5/15/27	100,000	101,331
Oglethorpe Power
4.25% 4/1/46	75,000	75,374
5.95% 11/1/39	100,000	126,699
Ohio Edison 6.875% 7/15/36	100,000	138,040
Oklahoma Gas & Electric 4.15% 4/1/47 .	50,000	54,541
Oncor Electric Delivery
2.95% 4/1/25	100,000	99,934
3.75% 4/1/45	100,000	103,593
4.10% 6/1/22	100,000	105,430
4.55% 12/1/41	150,000	174,026
5.30% 6/1/42	200,000	252,521
7.00% 9/1/22	100,000	118,282
7.00% 5/1/32	50,000	69,282
Pacific Gas & Electric
2.95% 3/1/26	100,000	97,464
3.25% 6/15/23	250,000	252,615
3.30% 12/1/27	100,000	99,189
3.40% 8/15/24	150,000	152,991
3.50% 6/15/25	350,000	358,153
3.95% 12/1/47	100,000	99,650
4.00% 12/1/46	100,000	100,357
4.30% 3/15/45	210,000	219,960
5.125% 11/15/43	200,000	234,000
6.05% 3/1/34	500,000	631,261
6.25% 3/1/39	300,000	390,712
PacifiCorp
2.95% 6/1/23	100,000	102,060

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Electric (continued)
PacifiCorp (continued)
4.10% 2/1/42	100,000	$108,613
5.75% 4/1/37	100,000	129,354
6.00% 1/15/39	100,000	134,644
6.35% 7/15/38	25,000	34,553
7.70% 11/15/31	100,000	145,044
PECO Energy
3.15% 10/15/25	500,000	504,076
5.95% 10/1/36	100,000	133,258
Portland General Electric 6.10% 4/15/19	100,000	104,555
Potomac Electric Power 4.15% 3/15/43	100,000	109,292
PPL Capital Funding
3.40% 6/1/23	200,000	204,279
3.50% 12/1/22	100,000	102,925
3.95% 3/15/24	200,000	209,515
4.00% 9/15/47	100,000	103,200
4.20% 6/15/22	150,000	158,843
PPL Electric Utilities
3.00% 9/15/21	100,000	101,759
4.125% 6/15/44	100,000	109,426
4.15% 10/1/45	250,000	279,024
6.25% 5/15/39	30,000	41,336
Progress Energy
6.00% 12/1/39	50,000	64,789
7.05% 3/15/19	100,000	105,600
7.75% 3/1/31	150,000	210,427
PSEG Power 5.125% 4/15/20	60,000	63,457
Public Service Co. of Colorado
3.20% 11/15/20	100,000	102,155
3.80% 6/15/47	200,000	210,288
5.125% 6/1/19	135,000	140,338
6.25% 9/1/37	100,000	136,404
Public Service Electric & Gas
1.90% 3/15/21	50,000	49,262
2.375% 5/15/23	200,000	196,756
3.00% 5/15/25	100,000	100,343
3.00% 5/15/27	300,000	298,627
3.60% 12/1/47	50,000	51,337
3.80% 3/1/46	100,000	105,467
5.50% 3/1/40	100,000	129,039
Public Service Enterprise Group 2.00% 11/15/21	200,000	195,429
Puget Energy
3.65% 5/15/25	200,000	205,365
6.00% 9/1/21	200,000	221,452
Puget Sound Energy
5.638% 4/15/41	80,000	104,338
5.795% 3/15/40	100,000	132,549
San Diego Gas & Electric
3.00% 8/15/21	175,000	178,950
3.60% 9/1/23	200,000	207,764

LVIP SSGA Bond Index Fund–30

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Electric (continued)
San Diego Gas & Electric (continued)
6.00% 6/1/39	110,000	$147,535
Sierra Pacific Power 2.60% 5/1/26	400,000	386,948
South Carolina Electric & Gas
4.50% 6/1/64	35,000	36,477
6.05% 1/15/38	225,000	282,105
Southern
1.85% 7/1/19	105,000	104,403
2.15% 9/1/19	300,000	299,225
2.35% 7/1/21	250,000	248,724
2.75% 6/15/20	100,000	100,691
2.95% 7/1/23	75,000	75,131
3.25% 7/1/26	250,000	245,632
4.25% 7/1/36	85,000	89,857
4.40% 7/1/46	250,000	267,338
Southern California Edison
3.50% 10/1/23	150,000	155,459
3.875% 6/1/21	70,000	73,282
3.90% 3/15/43	100,000	105,458
4.00% 4/1/47	100,000	107,688
4.05% 3/15/42	300,000	322,880
4.50% 9/1/40	100,000	112,896
4.65% 10/1/43	100,000	117,472
5.95% 2/1/38	25,000	33,129
6.00% 1/15/34	200,000	258,017
6.05% 3/15/39	170,000	228,151
6.65% 4/1/29	100,000	128,324
Southern Power
1.95% 12/15/19	100,000	99,225
2.375% 6/1/20	100,000	99,838
2.50% 12/15/21	100,000	99,160
4.15% 12/1/25	200,000	211,112
4.95% 12/15/46	100,000	110,124
5.25% 7/15/43	120,000	136,175
Southwestern Electric Power
2.75% 10/1/26	150,000	144,741
3.90% 4/1/45	300,000	309,073
6.20% 3/15/40	200,000	267,942
Tampa Electric
4.10% 6/15/42	100,000	104,144
4.35% 5/15/44	50,000	54,611
TransAlta 6.50% 3/15/40	250,000	248,848
Union Electric
2.95% 6/15/27	100,000	99,189
3.50% 4/15/24	100,000	103,769
3.65% 4/15/45	100,000	102,086
3.90% 9/15/42	250,000	266,277
8.45% 3/15/39	80,000	131,885
Virginia Electric & Power
2.75% 3/15/23	200,000	199,309
2.95% 11/15/26	100,000	99,231
3.15% 1/15/26	70,000	70,793

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Electric (continued)
Virginia Electric & Power (continued)
3.50% 3/15/27	150,000	$155,382
3.80% 9/15/47	100,000	103,984
4.00% 11/15/46	45,000	48,370
4.45% 2/15/44	325,000	368,131
4.65% 8/15/43	150,000	175,409
5.00% 6/30/19	200,000	207,549
6.00% 5/15/37	25,000	33,076
6.35% 11/30/37	100,000	138,289
8.875% 11/15/38	100,000	172,815
WEC Energy Group
2.45% 6/15/20	50,000	50,125
3.55% 6/15/25	50,000	51,201
Westar Energy
2.55% 7/1/26	50,000	48,238
4.10% 4/1/43	300,000	325,024
4.25% 12/1/45	50,000	55,281
Wisconsin Electric Power 2.95% 9/15/21	100,000	101,460
Wisconsin Public Service 4.752% 11/1/44	200,000	239,332
Xcel Energy
2.40% 3/15/21	100,000	99,414
2.60% 3/15/22	100,000	99,851
3.30% 6/1/25	100,000	101,514
3.35% 12/1/26	100,000	101,419
4.70% 5/15/20	100,000	104,295
6.50% 7/1/36	100,000	135,493

		48,895,953

Electrical Components & Equipment–0.02%
Emerson Electric
2.625% 12/1/21	100,000	100,872
3.15% 6/1/25	150,000	152,473
4.25% 11/15/20	50,000	52,616
5.25% 11/15/39	50,000	59,467
Hubbell 3.35% 3/1/26	150,000	152,546

		517,974

Electronics–0.15%
Agilent Technologies
3.875% 7/15/23	150,000	155,544
5.00% 7/15/20	100,000	106,248
Allegion US Holding
3.20% 10/1/24	150,000	148,613
3.55% 10/1/27	150,000	148,697
Amphenol
2.20% 4/1/20	50,000	49,780
2.55% 1/30/19	150,000	150,547
3.20% 4/1/24	100,000	100,814
Arrow Electronics
3.50% 4/1/22	100,000	101,435

LVIP SSGA Bond Index Fund–31

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Electronics (continued)
Arrow Electronics (continued)
3.875% 1/12/28	200,000	$199,812
Avnet
3.75% 12/1/21	50,000	50,764
4.625% 4/15/26	50,000	51,655
4.875% 12/1/22	100,000	106,424
Corning
2.90% 5/15/22	150,000	150,786
4.25% 8/15/20	65,000	67,909
4.75% 3/15/42	250,000	280,293
5.75% 8/15/40	25,000	30,836
Flex 4.75% 6/15/25	125,000	133,941
FLIR Systems 3.125% 6/15/21	50,000	50,410
Fortive
2.35% 6/15/21	100,000	99,207
3.15% 6/15/26	150,000	149,268
4.30% 6/15/46	50,000	53,602
Honeywell International
1.40% 10/30/19	200,000	197,887
1.85% 11/1/21	200,000	196,478
2.50% 11/1/26	200,000	193,669
3.35% 12/1/23	200,000	207,349
3.812% 11/21/47	315,000	328,440
4.25% 3/1/21	50,000	52,840
Keysight Technologies
4.55% 10/30/24	250,000	265,605
4.60% 4/6/27	60,000	63,266
Koninklijke Philips
3.75% 3/15/22	100,000	104,221
5.00% 3/15/42	100,000	117,164
6.875% 3/11/38	50,000	69,387
Tech Data
3.70% 2/15/22	100,000	100,403
4.95% 2/15/27	100,000	105,674
Trimble 4.75% 12/1/24	100,000	108,077
Tyco Electronics Group
3.50% 2/3/22	150,000	154,246
3.70% 2/15/26	100,000	104,045

		4,755,336

Environmental Control–0.07%
Republic Services
2.90% 7/1/26	110,000	107,911
3.20% 3/15/25	250,000	251,765
3.375% 11/15/27	60,000	60,572
4.75% 5/15/23	100,000	108,764
5.25% 11/15/21	100,000	109,270
5.50% 9/15/19	299,000	314,551
Waste Management
2.40% 5/15/23	100,000	98,182
3.125% 3/1/25	100,000	100,937
3.15% 11/15/27	100,000	100,154

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Environmental Control (continued)
Waste Management (continued)
3.50% 5/15/24	250,000	$259,202
3.90% 3/1/35	550,000	578,379
4.10% 3/1/45	55,000	59,307

		2,148,994

Food–0.38%
Campbell Soup
2.50% 8/2/22	61,000	60,396
4.25% 4/15/21	250,000	262,249
4.50% 2/15/19	35,000	35,865
Conagra Brands
3.20% 1/25/23	196,000	198,245
8.25% 9/15/30	100,000	138,499
Flowers Foods 3.50% 10/1/26	105,000	103,170
General Mills
2.20% 10/21/19	300,000	300,056
3.15% 12/15/21	200,000	204,052
3.20% 2/10/27	150,000	149,937
3.65% 2/15/24	111,000	116,463
5.40% 6/15/40	45,000	53,762
5.65% 2/15/19	100,000	103,803
Hershey
2.30% 8/15/26	100,000	94,093
4.125% 12/1/20	200,000	210,442
Ingredion 3.20% 10/1/26	100,000	98,366
JM Smucker
2.20% 12/6/19	50,000	49,952
2.50% 3/15/20	100,000	100,300
3.00% 3/15/22	150,000	151,139
3.375% 12/15/27	100,000	100,339
3.50% 3/15/25	150,000	153,480
4.25% 3/15/35	100,000	106,499
4.375% 3/15/45	50,000	53,230
Kellogg
2.65% 12/1/23	200,000	198,951
3.125% 5/17/22	150,000	152,663
3.25% 4/1/26	95,000	94,469
3.40% 11/15/27	200,000	199,449
4.00% 12/15/20	64,000	67,077
4.50% 4/1/46	100,000	106,525
Koninklijke Ahold Delhaize 5.70% 10/1/40	500,000	589,235
Kraft Heinz Foods
2.80% 7/2/20	550,000	553,492
3.00% 6/1/26	575,000	554,328
3.50% 6/6/22	150,000	153,646
3.50% 7/15/22	200,000	204,757
3.95% 7/15/25	150,000	155,175
4.375% 6/1/46	790,000	785,695
5.00% 7/15/35	105,000	114,971
5.00% 6/4/42	250,000	269,224

LVIP SSGA Bond Index Fund–32

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Food (continued)
Kraft Heinz Foods (continued)
5.20% 7/15/45	85,000	$93,854
5.375% 2/10/20	250,000	265,006
6.50% 2/9/40	150,000	190,922
Kroger
2.00% 1/15/19	25,000	24,962
2.30% 1/15/19	250,000	250,265
2.60% 2/1/21	50,000	50,088
3.30% 1/15/21	250,000	255,145
3.40% 4/15/22	50,000	51,228
3.50% 2/1/26	100,000	100,001
4.45% 2/1/47	500,000	501,273
5.00% 4/15/42	100,000	106,623
6.90% 4/15/38	100,000	129,663
7.50% 4/1/31	250,000	330,223
McCormick & Co.
2.70% 8/15/22	150,000	150,048
3.15% 8/15/24	100,000	100,676
3.40% 8/15/27	150,000	152,268
4.20% 8/15/47	20,000	21,161
Sysco
1.90% 4/1/19	60,000	59,853
2.50% 7/15/21	105,000	104,804
2.60% 10/1/20	250,000	251,233
3.25% 7/15/27	200,000	199,733
3.30% 7/15/26	100,000	100,809
3.75% 10/1/25	125,000	130,189
4.50% 4/1/46	75,000	81,928
4.85% 10/1/45	85,000	97,537
Tyson Foods
2.25% 8/23/21	65,000	64,183
2.65% 8/15/19	400,000	402,077
3.55% 6/2/27	155,000	159,023
3.95% 8/15/24	240,000	252,756
4.55% 6/2/47	105,000	114,832

		11,836,357

Gas–0.16%
Atmos Energy
3.00% 6/15/27	65,000	64,754
4.125% 10/15/44	150,000	164,206
8.50% 3/15/19	100,000	107,516
CenterPoint Energy Resources
4.10% 9/1/47	45,000	47,487
4.50% 1/15/21	65,000	68,027
5.85% 1/15/41	115,000	147,226
Dominion Energy Gas Holdings
2.50% 12/15/19	50,000	50,101
3.60% 12/15/24	25,000	25,582
4.60% 12/15/44	850,000	938,854
4.80% 11/1/43	94,000	105,720

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Gas (continued)
National Fuel Gas
3.75% 3/1/23	156,000	$158,229
3.95% 9/15/27	200,000	199,603
NiSource Finance
2.65% 11/17/22	165,000	163,941
3.49% 5/15/27	100,000	101,982
3.95% 3/30/48	150,000	154,337
4.375% 5/15/47	100,000	110,072
4.80% 2/15/44	100,000	113,637
5.25% 2/15/43	59,000	70,910
ONE Gas
3.61% 2/1/24	100,000	103,749
4.658% 2/1/44	50,000	57,078
Piedmont Natural Gas
3.64% 11/1/46	50,000	49,360
4.65% 8/1/43	50,000	57,520
Sempra Energy
1.625% 10/7/19	70,000	69,158
2.40% 3/15/20	250,000	249,989
2.85% 11/15/20	100,000	100,960
2.875% 10/1/22	150,000	149,968
3.75% 11/15/25	100,000	103,443
6.00% 10/15/39	125,000	161,829
Southern California Gas
2.60% 6/15/26	100,000	96,979
3.15% 9/15/24	100,000	101,837
Southern Gas Capital
3.95% 10/1/46	200,000	199,427
4.40% 6/1/43	100,000	106,781
4.40% 5/30/47	200,000	215,170
5.25% 8/15/19	100,000	104,036
5.875% 3/15/41	70,000	87,159
Washington Gas Light 3.796% 9/15/46	70,000	72,021

		4,878,648

Hand & Machine Tools–0.01%
Kennametal 2.65% 11/1/19	150,000	150,182
Stanley Black & Decker
2.90% 11/1/22	150,000	151,620
5.20% 9/1/40	100,000	118,286

		420,088

Health Care Products–0.51%
Abbott Laboratories
2.35% 11/22/19	355,000	355,549
2.80% 9/15/20	100,000	100,736
2.90% 11/30/21	500,000	506,244
3.25% 4/15/23	200,000	203,032
3.40% 11/30/23	300,000	305,587
3.75% 11/30/26	600,000	617,256
3.875% 9/15/25	120,000	124,319
4.75% 11/30/36	350,000	394,502

LVIP SSGA Bond Index Fund–33

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Health Care Products (continued)
Abbott Laboratories (continued)
4.90% 11/30/46	400,000	$460,457
5.125% 4/1/19	478,000	494,891
5.30% 5/27/40	250,000	290,156
6.00% 4/1/39	50,000	62,267
6.15% 11/30/37	50,000	62,904
Baxter International
1.70% 8/15/21	100,000	97,052
2.60% 8/15/26	150,000	143,297
3.50% 8/15/46	100,000	92,381
Becton Dickinson and Co.
2.133% 6/6/19	150,000	149,715
2.404% 6/5/20	70,000	69,661
2.675% 12/15/19	127,000	127,519
2.894% 6/6/22	135,000	134,294
3.00% 5/15/26	150,000	149,598
3.125% 11/8/21	700,000	706,539
3.25% 11/12/20	100,000	101,503
3.363% 6/6/24	150,000	150,630
3.70% 6/6/27	300,000	302,898
3.734% 12/15/24	350,000	358,998
4.40% 1/15/21	65,000	67,733
4.669% 6/6/47	125,000	135,892
5.00% 11/12/40	35,000	38,621
Boston Scientific
2.85% 5/15/20	100,000	100,850
3.85% 5/15/25	100,000	102,972
6.00% 1/15/20	100,000	106,791
7.375% 1/15/40	201,000	278,475
Covidien International Finance
3.20% 6/15/22	150,000	153,403
4.20% 6/15/20	100,000	104,555
6.55% 10/15/37	100,000	138,189
Danaher
3.35% 9/15/25	125,000	129,342
4.375% 9/15/45	115,000	130,635
Life Technologies 6.00% 3/1/20	150,000	160,624
Medtronic
2.75% 4/1/23	1,125,000	1,128,581
3.125% 3/15/22	150,000	153,388
3.50% 3/15/25	575,000	597,043
3.625% 3/15/24	500,000	524,052
4.375% 3/15/35	150,000	169,411
4.50% 3/15/42	100,000	112,003
4.625% 3/15/45	590,000	689,067
5.55% 3/15/40	100,000	127,043
Medtronic Global Holdings
1.70% 3/28/19	150,000	149,405
3.35% 4/1/27	150,000	154,089
Stryker
2.00% 3/8/19	90,000	89,887
2.625% 3/15/21	150,000	150,466

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Health Care Products (continued)
Stryker (continued)
3.375% 5/15/24	150,000	$154,257
3.375% 11/1/25	100,000	102,558
3.50% 3/15/26	75,000	77,523
4.375% 1/15/20	100,000	104,001
4.375% 5/15/44	100,000	108,496
4.625% 3/15/46	95,000	108,325
Thermo Fisher Scientific
3.00% 4/15/23	105,000	105,772
3.20% 8/15/27	100,000	99,318
3.30% 2/15/22	650,000	665,862
3.60% 8/15/21	100,000	103,304
4.10% 8/15/47	100,000	103,461
4.15% 2/1/24	200,000	212,426
4.50% 3/1/21	240,000	255,273
4.70% 5/1/20	100,000	104,835
5.30% 2/1/44	200,000	239,826
Zimmer Biomet Holdings
2.70% 4/1/20	350,000	350,353
3.15% 4/1/22	250,000	250,851
3.55% 4/1/25	180,000	180,166

		15,581,109

Health Care Services–0.45%
Aetna
2.75% 11/15/22	550,000	545,289
2.80% 6/15/23	135,000	133,031
3.875% 8/15/47	145,000	143,525
6.625% 6/15/36	100,000	133,411
6.75% 12/15/37	100,000	137,571
AHS Hospital 5.024% 7/1/45	50,000	60,754
Anthem
2.50% 11/21/20	65,000	64,909
2.95% 12/1/22	200,000	200,311
3.125% 5/15/22	250,000	252,465
3.35% 12/1/24	150,000	152,407
3.50% 8/15/24	250,000	255,247
3.65% 12/1/27	425,000	434,093
4.35% 8/15/20	100,000	104,837
4.375% 12/1/47	125,000	133,468
4.625% 5/15/42	100,000	109,360
4.65% 1/15/43	125,000	137,588
4.65% 8/15/44	100,000	110,257
Ascension Health 3.945% 11/15/46	185,000	196,130
Baylor Scott & White Holdings
3.967% 11/15/46	50,000	52,133
4.185% 11/15/45	95,000	102,255
Children’s Hospital 4.115% 1/1/47	65,000	70,502
Children’s Hospital Medical Center 4.268% 5/15/44	50,000	54,566
Cigna
3.05% 10/15/27	395,000	388,797

LVIP SSGA Bond Index Fund–34

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Health Care Services (continued)
Cigna (continued)
3.875% 10/15/47	400,000	$402,229
7.875% 5/15/27	21,000	28,386
Coventry Health Care 5.45% 6/15/21	80,000	86,669
Duke University Health System 3.92% 6/1/47	75,000	78,669
Hackensack Meridian Health 4.50% 7/1/57	100,000	111,961
Howard Hughes Medical Institute 3.50% 9/1/23	150,000	157,280
Humana
2.50% 12/15/20	50,000	49,997
2.90% 12/15/22	100,000	99,949
3.15% 12/1/22	100,000	100,773
4.625% 12/1/42	175,000	191,665
4.95% 10/1/44	300,000	346,869
Johns Hopkins Health System 3.837% 5/15/46	70,000	72,443
Kaiser Foundation Hospitals
3.15% 5/1/27	125,000	125,269
3.50% 4/1/22	50,000	51,503
4.15% 5/1/47	105,000	113,751
Laboratory Corporation of America Holdings
3.25% 9/1/24	100,000	100,301
3.60% 9/1/27	100,000	100,444
4.625% 11/15/20	150,000	157,943
4.70% 2/1/45	500,000	542,988
Magellan Health 4.40% 9/22/24	100,000	100,793
Mayo Clinic 4.128% 11/15/52	100,000	106,790
Memorial Sloan-Kettering Cancer Center 4.20% 7/1/55	127,000	137,712
Mount Sinai Hospitals Group 3.981% 7/1/48	100,000	101,424
New York and Presbyterian Hospital
4.024% 8/1/45	75,000	79,554
4.063% 8/1/56	50,000	52,675
Northwell Healthcare
3.979% 11/1/46	250,000	244,565
4.26% 11/1/47	150,000	153,778
NYU Hospitals Center 4.368% 7/1/47	100,000	108,013
Partners Healthcare System
3.765% 7/1/48	40,000	39,833
Providence St Joseph Health Obligated Group
2.746% 10/1/26	100,000	96,984
3.744% 10/1/47	100,000	99,355
Quest Diagnostics
2.70% 4/1/19	150,000	150,866
3.45% 6/1/26	55,000	55,280
3.50% 3/30/25	300,000	303,924
4.75% 1/30/20	60,000	62,730
RWJ Barnabas Health 3.949% 7/1/46	50,000	51,101
SSM Health Care 3.823% 6/1/27	71,000	73,713

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Health Care Services (continued)
Texas Health Resources 4.33% 11/15/55	30,000	$33,057
Trinity Health 4.125% 12/1/45	25,000	26,575
UnitedHealth Group
1.70% 2/15/19	200,000	199,307
1.95% 10/15/20	200,000	198,252
2.125% 3/15/21	200,000	198,620
2.375% 10/15/22	200,000	198,200
2.70% 7/15/20	145,000	146,730
2.75% 2/15/23	107,000	107,285
2.875% 12/15/21	400,000	405,318
2.875% 3/15/23	250,000	253,055
2.95% 10/15/27	250,000	249,587
3.375% 4/15/27	150,000	154,324
3.45% 1/15/27	100,000	103,567
3.75% 7/15/25	500,000	527,532
3.75% 10/15/47	200,000	204,600
4.20% 1/15/47	55,000	59,417
4.25% 3/15/43	100,000	109,901
4.375% 3/15/42	100,000	110,706
4.625% 11/15/41	200,000	228,704
4.70% 2/15/21	100,000	106,378
4.75% 7/15/45	600,000	710,460
6.50% 6/15/37	150,000	209,766
6.625% 11/15/37	100,000	142,318
6.875% 2/15/38	100,000	145,315

		13,740,059

Holding Companies Diversified–0.01%
Leucadia National 5.50% 10/18/23	200,000	215,509

		215,509

Home Builders–0.01%
DR Horton
2.55% 12/1/20	50,000	49,960
3.75% 3/1/19	135,000	136,845
4.00% 2/15/20	175,000	180,103

		366,908

Home Furnishings–0.01%
Leggett & Platt
3.40% 8/15/22	50,000	50,791
3.50% 11/15/27	100,000	99,234
Whirlpool
4.50% 6/1/46	70,000	74,434
4.70% 6/1/22	100,000	107,352

		331,811

Household Products & Wares–0.05%
Church & Dwight
2.45% 12/15/19	100,000	100,341
2.45% 8/1/22	100,000	98,882
3.15% 8/1/27	100,000	98,725
3.95% 8/1/47	100,000	100,794

LVIP SSGA Bond Index Fund–35

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Household Products & Wares (continued)
Clorox
3.10% 10/1/27	150,000	$149,299
3.50% 12/15/24	150,000	154,927
Kimberly-Clark
1.90% 5/22/19	250,000	249,393
3.05% 8/15/25	50,000	50,561
3.20% 7/30/46	50,000	46,990
3.90% 5/4/47	100,000	106,167
5.30% 3/1/41	200,000	252,892
6.625% 8/1/37	100,000	142,612

		1,551,583

Housewares–0.04%
Newell Brands
3.15% 4/1/21	100,000	101,194
3.85% 4/1/23	115,000	119,134
3.90% 11/1/25	250,000	256,331
4.20% 4/1/26	120,000	125,457
5.375% 4/1/36	60,000	70,349
5.50% 4/1/46	380,000	454,108
Tupperware Brands 4.75% 6/1/21	100,000	105,499

		1,232,072

Insurance–0.79%
Aflac 4.00% 10/15/46	300,000	314,733
Alleghany
4.90% 9/15/44	95,000	103,174
4.95% 6/27/22	100,000	108,175
Allied World Assurance Holdings 4.35% 10/29/25	100,000	101,376
Allstate
3.28% 12/15/26	150,000	152,548
4.20% 12/15/46	150,000	164,362
4.50% 6/15/43	100,000	113,495
5.55% 5/9/35	150,000	185,537
µ5.75% 8/15/53	225,000	246,037
7.45% 5/16/19	100,000	106,888
American Financial Group
3.50% 8/15/26	65,000	64,538
4.50% 6/15/47	150,000	156,614
American International Group
2.30% 7/16/19	350,000	349,869
3.30% 3/1/21	85,000	86,714
3.75% 7/10/25	70,000	72,286
3.90% 4/1/26	600,000	623,272
4.50% 7/16/44	500,000	540,667
4.70% 7/10/35	100,000	110,929
4.80% 7/10/45	100,000	112,597
4.875% 6/1/22	500,000	544,233
6.40% 12/15/20	200,000	221,874
Aon
2.80% 3/15/21	150,000	150,623

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Insurance (continued)
Aon (continued)
3.50% 6/14/24	100,000	$102,317
3.875% 12/15/25	100,000	104,729
4.00% 11/27/23	150,000	157,989
4.75% 5/15/45	100,000	111,628
5.00% 9/30/20	100,000	106,559
Arch Capital Finance
4.011% 12/15/26	100,000	104,303
5.031% 12/15/46	100,000	116,696
Arch Capital Group US 5.144% 11/1/43	105,000	122,938
Aspen Insurance Holdings 4.65% 11/15/23	100,000	106,482
Assured Guaranty US Holdings 5.00% 7/1/24	100,000	107,891
AXA 8.60% 12/15/30	200,000	288,250
AXIS Specialty Finance 5.875% 6/1/20	100,000	107,088
Berkshire Hathaway
2.10% 8/14/19	200,000	200,143
2.20% 3/15/21	145,000	144,612
3.00% 2/11/23	100,000	102,090
3.125% 3/15/26	515,000	521,373
3.40% 1/31/22	300,000	311,896
3.75% 8/15/21	300,000	315,129
4.50% 2/11/43	250,000	288,776
Berkshire Hathaway Finance
1.30% 8/15/19	140,000	138,265
1.70% 3/15/19	240,000	239,266
3.00% 5/15/22	100,000	102,368
4.25% 1/15/21	100,000	105,794
4.30% 5/15/43	100,000	112,067
4.40% 5/15/42	100,000	112,949
5.75% 1/15/40	100,000	132,142
Brighthouse Financial
3.70% 6/22/27	250,000	246,354
4.70% 6/22/47	200,000	204,839
Chubb
6.00% 5/11/37	100,000	133,621
6.50% 5/15/38	200,000	283,610
Chubb INA Holdings
2.30% 11/3/20	655,000	654,225
2.70% 3/13/23	100,000	99,415
3.35% 5/15/24	300,000	309,266
3.35% 5/3/26	95,000	97,055
4.15% 3/13/43	100,000	108,846
5.90% 6/15/19	125,000	131,681
Cincinnati Financial 6.92% 5/15/28	100,000	129,368
CNA Financial
3.95% 5/15/24	125,000	130,271
4.50% 3/1/26	100,000	106,610
5.75% 8/15/21	30,000	32,875
Enstar Group 4.50% 3/10/22	50,000	50,970

LVIP SSGA Bond Index Fund–36

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Insurance (continued)
Everest Reinsurance Holdings 4.868% 6/1/44	100,000	$106,811
First American Financial 4.60% 11/15/24	100,000	103,651
Hanover Insurance Group 4.50% 4/15/26	100,000	104,199
Hartford Financial Services Group
4.30% 4/15/43	43,000	46,262
5.125% 4/15/22	100,000	109,233
5.50% 3/30/20	100,000	106,638
5.95% 10/15/36	250,000	319,384
6.10% 10/1/41	50,000	66,566
Kemper 4.35% 2/15/25	70,000	71,365
*Lincoln National 4.00% 9/1/23	500,000	522,618
Loews
4.125% 5/15/43	500,000	517,141
6.00% 2/1/35	100,000	124,733
Manulife Financial
µ4.061% 2/24/32	250,000	252,364
4.15% 3/4/26	100,000	106,312
5.375% 3/4/46	100,000	125,261
Markel 5.00% 4/5/46	250,000	283,847
Marsh & McLennan
2.35% 3/6/20	150,000	149,994
2.75% 1/30/22	60,000	60,177
3.30% 3/14/23	100,000	102,605
3.50% 3/10/25	150,000	154,775
3.75% 3/14/26	75,000	78,463
4.35% 1/30/47	45,000	50,057
4.80% 7/15/21	100,000	106,992
Mercury General 4.40% 3/15/27	50,000	51,506
MetLife
3.00% 3/1/25	150,000	150,281
4.05% 3/1/45	150,000	157,707
4.368% 9/15/23	367,000	396,558
4.60% 5/13/46	200,000	228,696
4.75% 2/8/21	200,000	214,223
4.875% 11/13/43	200,000	235,243
5.70% 6/15/35	50,000	63,451
5.875% 2/6/41	100,000	130,279
6.375% 6/15/34	100,000	136,101
6.40% 12/15/36	100,000	115,281
6.50% 12/15/32	100,000	131,165
7.717% 2/15/19	200,000	212,539
10.75% 8/1/39	150,000	251,250
Montpelier Re Holdings 4.70% 10/15/22	100,000	105,367
Old Republic International 4.875% 10/1/24	100,000	107,267
PartnerRe Finance B 5.50% 6/1/20	100,000	106,402
Primerica 4.75% 7/15/22	100,000	107,052
Principal Financial Group 3.10% 11/15/26	300,000	296,863

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Insurance (continued)
Principal Financial Group (continued)
3.40% 5/15/25	100,000	$101,587
µ4.70% 5/15/55	50,000	51,325
Progressive
3.75% 8/23/21	100,000	104,208
4.125% 4/15/47	200,000	216,558
4.35% 4/25/44	250,000	278,576
Protective Life 7.375% 10/15/19	50,000	54,215
Prudential Financial
3.905% 12/7/47	563,000	575,777
3.935% 12/7/49	302,000	309,608
µ4.50% 9/15/47	215,000	218,182
µ5.20% 3/15/44	100,000	106,625
5.70% 12/14/36	350,000	442,038
µ5.875% 9/15/42	250,000	273,438
6.625% 6/21/40	200,000	281,803
Reinsurance Group of America
3.95% 9/15/26	30,000	30,715
4.70% 9/15/23	150,000	161,107
6.45% 11/15/19	90,000	96,396
RenaissanceRe Finance 3.45% 7/1/27	130,000	128,069
Swiss Re America Holding 7.00% 2/15/26	100,000	122,367
Transatlantic Holdings 8.00% 11/30/39	100,000	138,508
Travelers
3.75% 5/15/46	50,000	51,152
3.90% 11/1/20	100,000	104,035
4.00% 5/30/47	80,000	85,411
4.60% 8/1/43	250,000	289,321
5.90% 6/2/19	100,000	105,035
6.25% 6/15/37	100,000	136,514
6.75% 6/20/36	100,000	142,071
Trinity Acquisition 4.40% 3/15/26	100,000	105,937
Unum Group
3.00% 5/15/21	30,000	30,233
5.75% 8/15/42	50,000	61,400
Voya Financial
3.65% 6/15/26	100,000	101,313
4.80% 6/15/46	60,000	67,105
5.70% 7/15/43	100,000	122,923
Willis North America 3.60% 5/15/24	100,000	101,801
WR Berkley 7.375% 9/15/19	100,000	107,669
XLIT 5.25% 12/15/43	200,000	230,493
5.75% 10/1/21	100,000	109,847

		24,223,328

Internet–0.27%
Alibaba Group Holding
2.50% 11/28/19	500,000	501,590
3.40% 12/6/27	210,000	210,211
3.60% 11/28/24	633,000	657,232

LVIP SSGA Bond Index Fund–37

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Internet (continued)
Alibaba Group Holding (continued)
4.00% 12/6/37	100,000	$103,696
4.20% 12/6/47	75,000	78,289
4.40% 12/6/57	200,000	208,947
Alphabet
1.998% 8/15/26	250,000	235,978
3.375% 2/25/24	200,000	208,672
3.625% 5/19/21	100,000	104,734
Amazon.com
1.90% 8/21/20	60,000	59,546
2.40% 2/22/23	1,095,000	1,084,932
2.80% 8/22/24	75,000	74,885
3.15% 8/22/27	1,000,000	1,003,531
3.80% 12/5/24	500,000	528,858
3.875% 8/22/37	115,000	122,443
4.05% 8/22/47	135,000	146,130
4.25% 8/22/57	205,000	224,746
5.20% 12/3/25	100,000	114,979
Baidu
3.00% 6/30/20	200,000	200,885
3.50% 11/28/22	200,000	203,082
4.125% 6/30/25	200,000	207,714
eBay
2.60% 7/15/22	250,000	248,009
2.875% 8/1/21	350,000	353,761
3.25% 10/15/20	100,000	101,948
3.80% 3/9/22	150,000	155,861
Expedia
3.80% 2/15/28	100,000	96,831
4.50% 8/15/24	200,000	209,740
5.95% 8/15/20	100,000	107,654
JD.com 3.875% 4/29/26	200,000	201,569
Priceline Group
2.75% 3/15/23	150,000	149,638
3.55% 3/15/28	150,000	148,899
3.60% 6/1/26	200,000	201,210

		8,256,200

Investment Companies–0.02%
Apollo Investment 5.25% 3/3/25	50,000	51,206
Ares Capital
3.50% 2/10/23	150,000	147,947
3.625% 1/19/22	150,000	150,758
3.875% 1/15/20	30,000	30,544
FS Investment 4.00% 7/15/19	100,000	101,223
Prospect Capital 5.00% 7/15/19	200,000	204,379

		686,057

Iron & Steel–0.08%
Nucor
4.00% 8/1/23	139,000	145,719
4.125% 9/15/22	100,000	106,224

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Iron & Steel (continued)
Nucor (continued)
5.20% 8/1/43	100,000	$121,609
Reliance Steel & Aluminum 4.50% 4/15/23	150,000	158,292
Vale 5.625% 9/11/42	150,000	165,000
Vale Overseas
4.375% 1/11/22	250,000	259,125
5.875% 6/10/21	500,000	545,750
6.25% 8/10/26	300,000	348,300
6.875% 11/21/36	350,000	430,500
6.875% 11/10/39	170,000	209,313

		2,489,832

Leisure Time–0.01%
Carnival 3.95% 10/15/20	133,000	138,908
Harley-Davidson
3.50% 7/28/25	50,000	51,270
4.625% 7/28/45	50,000	54,531
Royal Caribbean Cruises
2.65% 11/28/20	55,000	54,997
3.70% 3/15/28	90,000	89,371

		389,077

Lodging–0.03%
Hyatt Hotels 4.85% 3/15/26	50,000	54,618
Marriott International
2.30% 1/15/22	100,000	98,272
2.875% 3/1/21	100,000	100,716
3.125% 6/15/26	100,000	98,546
3.375% 10/15/20	208,000	212,451
3.75% 10/1/25	50,000	51,462
Wyndham Worldwide
4.25% 3/1/22	300,000	307,114
4.50% 4/1/27	70,000	71,263
5.10% 10/1/25	60,000	62,983

		1,057,425

Machinery Construction & Mining–0.09%
Caterpillar
2.60% 6/26/22	50,000	50,043
3.803% 8/15/42	168,000	180,451
3.90% 5/27/21	150,000	157,820
4.75% 5/15/64	250,000	294,682
6.05% 8/15/36	200,000	267,723
Caterpillar Financial Services
1.70% 8/9/21	250,000	243,941
1.85% 9/4/20	330,000	326,274
1.90% 3/22/19	150,000	149,798
2.00% 11/29/19	110,000	109,794
2.10% 1/10/20	100,000	99,822
2.40% 6/6/22	400,000	397,809
2.40% 8/9/26	100,000	95,728
2.55% 11/29/22	200,000	199,497

LVIP SSGA Bond Index Fund–38

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Machinery Construction & Mining (continued)
Caterpillar Financial Services (continued)
7.15% 2/15/19	200,000	$211,228

		2,784,610

Machinery Diversified–0.14%
CNH Industrial 3.85% 11/15/27	105,000	104,914
CNH Industrial Capital
3.375% 7/15/19	75,000	75,750
3.875% 10/15/21	60,000	61,202
4.375% 11/6/20	90,000	93,600
4.375% 4/5/22	75,000	77,885
4.875% 4/1/21	75,000	78,937
Cummins
3.65% 10/1/23	139,000	146,387
4.875% 10/1/43	64,000	76,906
Deere & Co.
2.60% 6/8/22	100,000	100,170
3.90% 6/9/42	150,000	162,704
4.375% 10/16/19	350,000	363,398
5.375% 10/16/29	100,000	121,251
Flowserve 4.00% 11/15/23	64,000	65,664
John Deere Capital
1.70% 1/15/20	350,000	346,691
1.95% 6/22/20	20,000	19,865
2.15% 9/8/22	150,000	146,902
2.25% 4/17/19	200,000	200,278
2.30% 9/16/19	500,000	500,444
2.65% 1/6/22	250,000	251,598
2.65% 6/24/24	115,000	114,007
2.65% 6/10/26	300,000	294,163
2.80% 3/6/23	200,000	200,925
2.80% 9/8/27	100,000	98,282
Roper Technologies
2.80% 12/15/21	50,000	50,134
3.00% 12/15/20	200,000	202,519
3.80% 12/15/26	55,000	56,824
3.85% 12/15/25	100,000	103,412
6.25% 9/1/19	100,000	106,186
Xylem
3.25% 11/1/26	55,000	54,815
4.375% 11/1/46	50,000	53,811

		4,329,624

Manufacturing–0.33%
3M
2.00% 8/7/20	100,000	99,617
2.00% 6/26/22	500,000	491,493
2.25% 3/15/23	70,000	69,468
2.875% 10/15/27	150,000	149,385
3.00% 8/7/25	100,000	101,333
3.625% 10/15/47	150,000	154,360
3.875% 6/15/44	150,000	160,272

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Manufacturing (continued)
Carlisle
3.50% 12/1/24	95,000	$95,894
3.75% 12/1/27	100,000	101,242
Crane 4.45% 12/15/23	100,000	104,655
Dover
4.30% 3/1/21	100,000	105,681
5.375% 3/1/41	100,000	122,900
Eaton
2.75% 11/2/22	250,000	251,013
3.103% 9/15/27	100,000	98,451
3.915% 9/15/47	100,000	100,039
4.15% 11/2/42	150,000	156,805
6.95% 3/20/19	50,000	52,613
General Electric
2.70% 10/9/22	1,150,000	1,149,005
3.45% 5/15/24	800,000	825,992
4.125% 10/9/42	311,000	326,571
4.50% 3/11/44	700,000	777,291
5.30% 2/11/21	900,000	972,231
5.50% 1/8/20	100,000	106,209
5.875% 1/14/38	272,000	352,423
6.00% 8/7/19	100,000	105,983
6.75% 3/15/32	224,000	307,311
6.875% 1/10/39	201,000	290,196
Hexcel
4.70% 8/15/25	50,000	53,289
3.95% 2/15/27	50,000	51,068
Illinois Tool Works
1.95% 3/1/19	300,000	299,567
2.65% 11/15/26	150,000	146,594
3.375% 9/15/21	60,000	61,762
3.90% 9/1/42	150,000	161,134
4.875% 9/15/41	100,000	120,622
6.25% 4/1/19	100,000	104,967
Ingersoll-Rand Global Holding
4.25% 6/15/23	250,000	266,726
5.75% 6/15/43	100,000	127,041
Parker-Hannifin
3.30% 11/21/24	60,000	61,489
4.20% 11/21/34	140,000	153,268
6.25% 5/15/38	550,000	737,853
Textron
3.375% 3/1/28	50,000	49,827
3.65% 3/15/27	50,000	50,911
3.875% 3/1/25	170,000	176,489

		10,251,040

Media–0.96%
21st Century Fox America
3.00% 9/15/22	400,000	406,290
3.375% 11/15/26	60,000	61,393
3.70% 10/15/25	40,000	41,811

LVIP SSGA Bond Index Fund–39

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Media (continued)
21st Century Fox America (continued)
4.50% 2/15/21	150,000	$158,654
4.75% 9/15/44	60,000	68,905
4.75% 11/15/46	50,000	58,117
4.95% 10/15/45	30,000	35,449
5.65% 8/15/20	300,000	324,608
6.15% 3/1/37	30,000	39,410
6.15% 2/15/41	450,000	599,454
6.40% 12/15/35	300,000	399,853
6.65% 11/15/37	175,000	241,442
6.90% 8/15/39	100,000	141,593
8.15% 10/17/36	100,000	154,754
CBS
2.30% 8/15/19	200,000	199,939
2.50% 2/15/23	250,000	244,065
2.90% 1/15/27	100,000	93,587
3.375% 3/1/22	100,000	101,615
3.375% 2/15/28	145,000	139,934
4.00% 1/15/26	355,000	363,409
4.85% 7/1/42	150,000	157,877
4.90% 8/15/44	125,000	131,862
7.875% 7/30/30	200,000	273,588
Charter Communications Operating
3.579% 7/23/20	305,000	310,869
3.75% 2/15/28	100,000	96,020
4.20% 3/15/28	150,000	149,192
4.464% 7/23/22	500,000	522,193
4.908% 7/23/25	850,000	905,097
5.375% 5/1/47	275,000	283,014
6.384% 10/23/35	190,000	222,459
6.484% 10/23/45	565,000	661,023
Comcast
1.625% 1/15/22	150,000	145,140
2.35% 1/15/27	105,000	99,281
2.75% 3/1/23	300,000	301,652
3.00% 2/1/24	250,000	251,861
3.125% 7/15/22	100,000	102,524
3.15% 3/1/26	350,000	352,967
3.15% 2/15/28	150,000	150,670
3.20% 7/15/36	150,000	142,932
3.30% 2/1/27	250,000	255,343
3.375% 2/15/25	425,000	436,767
3.375% 8/15/25	65,000	66,774
3.40% 7/15/46	110,000	104,356
3.969% 11/1/47	362,000	374,965
3.999% 11/1/49	79,000	81,116
4.00% 8/15/47	150,000	156,935
4.049% 11/1/52	458,000	469,961
4.20% 8/15/34	83,000	88,842
4.25% 1/15/33	200,000	218,361
4.40% 8/15/35	192,000	210,298
4.60% 8/15/45	77,000	86,577

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Media (continued)
Comcast (continued)
4.65% 7/15/42	24,000	$27,077
4.75% 3/1/44	350,000	402,316
5.70% 7/1/19	200,000	210,571
6.40% 5/15/38	57,000	77,118
6.50% 11/15/35	200,000	270,862
7.05% 3/15/33	500,000	696,766
Discovery Communications
2.20% 9/20/19	235,000	234,012
2.95% 3/20/23	125,000	123,858
3.30% 5/15/22	150,000	151,251
3.80% 3/13/24	100,000	101,581
3.95% 3/20/28	200,000	199,346
4.375% 6/15/21	100,000	104,703
4.875% 4/1/43	100,000	99,666
4.90% 3/11/26	100,000	106,856
5.00% 9/20/37	285,000	296,204
5.20% 9/20/47	215,000	225,257
5.625% 8/15/19	123,000	129,072
6.35% 6/1/40	150,000	177,021
Grupo Televisa
4.625% 1/30/26	200,000	211,533
6.625% 1/15/40	100,000	123,765
8.50% 3/11/32	200,000	266,550
Historic TW 6.625% 5/15/29	300,000	379,248
NBCUniversal Media
2.875% 1/15/23	575,000	581,240
4.375% 4/1/21	200,000	212,072
4.45% 1/15/43	675,000	738,285
5.15% 4/30/20	670,000	714,065
5.95% 4/1/41	200,000	261,240
RELX Capital 8.625% 1/15/19	100,000	106,040
Scripps Networks Interactive
2.75% 11/15/19	50,000	50,063
2.80% 6/15/20	100,000	100,044
3.50% 6/15/22	100,000	101,108
3.90% 11/15/24	150,000	152,825
3.95% 6/15/25	100,000	101,549
Thomson Reuters
3.35% 5/15/26	55,000	54,837
4.30% 11/23/23	200,000	211,361
4.70% 10/15/19	400,000	416,606
Time Warner
2.95% 7/15/26	125,000	118,447
3.55% 6/1/24	200,000	202,476
3.80% 2/15/27	105,000	105,101
3.875% 1/15/26	150,000	151,684
4.70% 1/15/21	100,000	105,722
4.75% 3/29/21	150,000	159,780
4.875% 3/15/20	200,000	210,561
4.90% 6/15/42	200,000	209,088
6.10% 7/15/40	100,000	121,563

LVIP SSGA Bond Index Fund–40

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Media (continued)
Time Warner (continued)
6.25% 3/29/41	400,000	$495,642
6.50% 11/15/36	100,000	125,703
7.625% 4/15/31	325,000	450,848
7.70% 5/1/32	330,000	467,365
Time Warner Cable
4.00% 9/1/21	500,000	515,379
5.00% 2/1/20	145,000	151,398
5.50% 9/1/41	100,000	104,574
5.875% 11/15/40	100,000	108,847
6.55% 5/1/37	200,000	235,898
6.75% 6/15/39	450,000	541,591
7.30% 7/1/38	150,000	188,568
8.25% 4/1/19	250,000	267,277
8.75% 2/14/19	200,000	213,303
Time Warner Entertainment
8.375% 3/15/23	250,000	303,862
8.375% 7/15/33	200,000	275,850
Viacom
3.25% 3/15/23	101,000	98,282
3.875% 4/1/24	200,000	199,819
4.375% 3/15/43	477,000	414,417
5.625% 9/15/19	200,000	209,354
5.85% 9/1/43	150,000	155,725
6.875% 4/30/36	125,000	142,218
Walt Disney
0.875% 7/12/19	60,000	58,922
1.80% 6/5/20	100,000	99,207
1.85% 7/30/26	95,000	87,102
1.95% 3/4/20	60,000	59,824
2.15% 9/17/20	100,000	99,936
2.30% 2/12/21	500,000	499,549
2.35% 12/1/22	300,000	298,207
2.45% 3/4/22	70,000	69,965
2.95% 6/15/27	200,000	199,264
3.00% 2/13/26	300,000	301,399
3.00% 7/30/46	50,000	44,580
3.15% 9/17/25	100,000	101,998
3.70% 12/1/42	150,000	151,840
3.75% 6/1/21	200,000	208,446
4.125% 12/1/41	100,000	107,910
4.125% 6/1/44	83,000	89,859

		29,629,116

Metal Fabricate & Hardware–0.02%
Precision Castparts
2.50% 1/15/23	200,000	198,874
3.25% 6/15/25	100,000	102,314
3.90% 1/15/43	50,000	52,190
4.375% 6/15/45	100,000	112,728
Timken 3.875% 9/1/24	70,000	70,549

		536,655

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Mining–0.18%
Barrick Gold 5.25% 4/1/42	300,000	$347,119
Barrick North America Finance
4.40% 5/30/21	49,000	51,908
5.70% 5/30/41	500,000	616,520
5.75% 5/1/43	150,000	189,332
Barrick PD Australia Finance 5.95% 10/15/39	100,000	125,158
BHP Billiton Finance USA
4.125% 2/24/42	125,000	134,912
5.00% 9/30/43	500,000	614,458
Goldcorp 3.70% 3/15/23	200,000	205,108
Newmont Mining
3.50% 3/15/22	150,000	153,272
4.875% 3/15/42	650,000	723,930
6.25% 10/1/39	100,000	128,291
Rio Tinto Alcan 6.125% 12/15/33	150,000	191,452
Rio Tinto Finance USA
2.875% 8/21/22	6,000	6,080
3.75% 6/15/25	700,000	734,459
4.125% 8/21/42	150,000	160,892
5.20% 11/2/40	100,000	123,070
7.125% 7/15/28	75,000	99,184
Southern Copper
3.50% 11/8/22	89,000	91,639
5.25% 11/8/42	150,000	168,160
5.375% 4/16/20	125,000	133,231
5.875% 4/23/45	69,000	83,649
6.75% 4/16/40	110,000	143,872
7.50% 7/27/35	200,000	272,845
Yamana Gold 4.95% 7/15/24	50,000	52,377

		5,550,918

Office & Business Equipment–0.04%
Pitney Bowes
3.625% 9/15/20	150,000	149,250
4.625% 3/15/24	200,000	183,000
4.70% 4/1/23	100,000	92,249
Xerox
2.80% 5/15/20	250,000	249,699
3.50% 8/20/20	100,000	101,124
3.625% 3/15/23	150,000	146,499
4.50% 5/15/21	345,000	360,758

		1,282,579

Oil & Gas–1.76%
Anadarko Finance 7.50% 5/1/31	250,000	321,626
Anadarko Petroleum
5.55% 3/15/26	400,000	449,524
6.45% 9/15/36	250,000	307,094
7.95% 6/15/39	200,000	273,042
8.70% 3/15/19	200,000	214,498

LVIP SSGA Bond Index Fund–41

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Oil & Gas (continued)
Andeavor
3.80% 4/1/28	120,000	$120,535
4.50% 4/1/48	50,000	50,774
4.75% 12/15/23	150,000	161,465
5.125% 12/15/26	150,000	165,131
Apache
3.25% 4/15/22	473,000	477,021
4.25% 1/15/44	100,000	97,253
4.75% 4/15/43	200,000	206,301
5.10% 9/1/40	350,000	374,162
5.25% 2/1/42	100,000	108,653
6.00% 1/15/37	50,000	59,316
BP Capital Markets
1.676% 5/3/19	60,000	59,696
1.768% 9/19/19	70,000	69,620
2.112% 9/16/21	250,000	246,970
2.237% 5/10/19	400,000	400,651
2.315% 2/13/20	650,000	651,781
2.52% 9/19/22	150,000	149,353
2.75% 5/10/23	250,000	250,289
3.017% 1/16/27	250,000	248,056
3.119% 5/4/26	75,000	75,885
3.216% 11/28/23	150,000	153,347
3.245% 5/6/22	200,000	205,120
3.279% 9/19/27	150,000	152,028
3.535% 11/4/24	100,000	103,992
3.723% 11/28/28	90,000	94,393
3.994% 9/26/23	250,000	266,084
4.742% 3/11/21	500,000	535,659
4.75% 3/10/19	300,000	309,365
Burlington Resources Finance 7.20% 8/15/31	100,000	137,347
Canadian Natural Resources
2.95% 1/15/23	200,000	199,336
3.80% 4/15/24	43,000	44,342
3.85% 6/1/27	250,000	255,658
3.90% 2/1/25	200,000	206,219
4.95% 6/1/47	100,000	112,364
5.85% 2/1/35	200,000	235,121
6.25% 3/15/38	150,000	187,901
Cenovus Energy
3.00% 8/15/22	150,000	149,224
4.25% 4/15/27	250,000	249,872
4.45% 9/15/42	320,000	296,511
5.25% 6/15/37	105,000	108,465
5.40% 6/15/47	200,000	211,254
5.70% 10/15/19	205,000	215,711
Chevron
1.561% 5/16/19	200,000	198,897
1.686% 2/28/19	150,000	149,635
1.991% 3/3/20	94,000	93,228
2.10% 5/16/21	200,000	198,459

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Oil & Gas (continued)
Chevron (continued)
2.193% 11/15/19	500,000	$501,195
2.355% 12/5/22	500,000	496,381
2.498% 3/3/22	200,000	200,377
2.566% 5/16/23	200,000	199,703
2.895% 3/3/24	150,000	151,457
2.954% 5/16/26	200,000	200,156
3.191% 6/24/23	550,000	565,601
3.326% 11/17/25	150,000	154,493
4.95% 3/3/19	100,000	103,365
Cimarex Energy 3.90% 5/15/27	215,000	220,262
CNOOC Finance 2013
3.00% 5/9/23	250,000	247,557
4.25% 5/9/43	1,000,000	1,029,248
CNOOC Finance 2015 Australia
2.625% 5/5/20	200,000	199,614
4.20% 5/5/45	200,000	205,910
CNOOC Finance 2015 USA 3.50% 5/5/25	200,000	201,931
Concho Resources
3.75% 10/1/27	95,000	96,317
4.375% 1/15/25	100,000	104,250
4.875% 10/1/47	75,000	81,688
ConocoPhillips
2.40% 12/15/22	450,000	445,284
3.35% 5/15/25	180,000	185,687
4.15% 11/15/34	90,000	95,917
4.20% 3/15/21	160,000	168,374
4.30% 11/15/44	150,000	164,703
4.95% 3/15/26	250,000	284,242
5.90% 5/15/38	450,000	593,273
5.95% 3/15/46	100,000	135,224
6.50% 2/1/39	380,000	533,516
ConocoPhillips Holding 6.95% 4/15/29	200,000	263,229
Devon Energy
3.25% 5/15/22	250,000	254,543
4.00% 7/15/21	100,000	104,216
4.75% 5/15/42	100,000	106,274
5.00% 6/15/45	70,000	78,390
5.60% 7/15/41	100,000	118,272
5.85% 12/15/25	150,000	175,428
7.95% 4/15/32	100,000	137,450
Devon Financing 7.875% 9/30/31	200,000	275,196
Ecopetrol
4.125% 1/16/25	500,000	503,750
5.375% 6/26/26	210,000	227,262
5.875% 9/18/23	200,000	221,500
5.875% 5/28/45	155,000	158,798
7.625% 7/23/19	200,000	215,000
Encana 3.90% 11/15/21	600,000	617,167
EOG Resources
2.625% 3/15/23	150,000	148,458
3.15% 4/1/25	250,000	249,472

LVIP SSGA Bond Index Fund–42

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Oil & Gas (continued)
EOG Resources (continued)
3.90% 4/1/35	350,000	$358,334
4.15% 1/15/26	100,000	106,607
4.40% 6/1/20	150,000	156,621
EQT
2.50% 10/1/20	70,000	69,558
3.00% 10/1/22	70,000	69,330
3.90% 10/1/27	200,000	199,226
4.875% 11/15/21	100,000	106,713
8.125% 6/1/19	75,000	80,800
Exxon Mobil
1.708% 3/1/19	250,000	249,458
1.819% 3/15/19	500,000	499,290
2.222% 3/1/21	105,000	104,813
2.726% 3/1/23	170,000	171,323
3.043% 3/1/26	750,000	762,383
3.567% 3/6/45	800,000	810,511
4.114% 3/1/46	165,000	185,149
Hess
4.30% 4/1/27	150,000	150,646
5.60% 2/15/41	200,000	216,391
5.80% 4/1/47	150,000	167,533
7.125% 3/15/33	100,000	120,937
7.30% 8/15/31	250,000	303,879
Husky Energy
3.95% 4/15/22	150,000	155,338
4.00% 4/15/24	50,000	52,301
7.25% 12/15/19	125,000	136,158
Kerr-McGee 6.95% 7/1/24	100,000	118,035
Marathon Oil
2.80% 11/1/22	125,000	123,921
4.40% 7/15/27	500,000	523,529
6.60% 10/1/37	100,000	125,669
Marathon Petroleum
3.625% 9/15/24	250,000	255,322
5.00% 9/15/54	500,000	508,508
5.125% 3/1/21	135,000	144,993
6.50% 3/1/41	145,000	182,333
Nexen Energy
6.20% 7/30/19	130,000	136,583
6.40% 5/15/37	150,000	196,385
7.50% 7/30/39	200,000	296,868
Noble Energy
3.85% 1/15/28	150,000	150,763
4.15% 12/15/21	100,000	104,291
5.05% 11/15/44	800,000	860,123
6.00% 3/1/41	135,000	160,190
Occidental Petroleum
2.60% 4/15/22	250,000	250,687
2.70% 2/15/23	200,000	200,260
3.00% 2/15/27	250,000	248,833
3.125% 2/15/22	150,000	153,865

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Oil & Gas (continued)
Occidental Petroleum (continued)
3.40% 4/15/26	180,000	$184,535
3.50% 6/15/25	100,000	103,653
4.10% 2/15/47	250,000	266,430
4.40% 4/15/46	250,000	277,428
Petro-Canada
5.95% 5/15/35	200,000	251,110
6.80% 5/15/38	100,000	138,253
9.25% 10/15/21	50,000	61,400
Petroleos Mexicanos
2.378% 4/15/25	142,500	141,930
3.50% 1/30/23	800,000	785,200
4.50% 1/23/26	250,000	250,175
4.625% 9/21/23	300,000	309,375
4.875% 1/24/22	1,250,000	1,305,938
4.875% 1/18/24	500,000	519,225
5.375% 3/13/22	700,000	743,750
5.50% 1/21/21	400,000	424,900
5.625% 1/23/46	500,000	464,000
6.00% 3/5/20	260,000	276,185
6.375% 1/23/45	609,000	613,781
6.50% 3/13/27	700,000	765,975
6.50% 6/2/41	800,000	824,800
6.625% 6/15/35	250,000	268,023
6.75% 9/21/47	300,000	313,905
8.00% 5/3/19	550,000	588,775
Phillips 66
4.65% 11/15/34	350,000	384,597
5.875% 5/1/42	250,000	319,310
Pioneer Natural Resources
3.45% 1/15/21	100,000	102,085
3.95% 7/15/22	100,000	104,332
4.45% 1/15/26	100,000	107,538
Shell International Finance
1.375% 5/10/19	400,000	396,635
1.375% 9/12/19	150,000	148,197
1.75% 9/12/21	150,000	146,454
1.875% 5/10/21	200,000	197,154
2.125% 5/11/20	350,000	349,392
2.25% 11/10/20	150,000	150,021
2.375% 8/21/22	250,000	248,375
2.50% 9/12/26	150,000	145,465
2.875% 5/10/26	400,000	400,446
3.25% 5/11/25	650,000	668,651
3.40% 8/12/23	650,000	675,429
3.75% 9/12/46	150,000	153,393
4.00% 5/10/46	600,000	640,688
4.125% 5/11/35	156,000	170,495
4.30% 9/22/19	200,000	207,232
4.375% 3/25/20	75,000	78,451
4.375% 5/11/45	167,000	188,238
4.55% 8/12/43	600,000	684,049

LVIP SSGA Bond Index Fund–43

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Oil & Gas (continued)
Shell International Finance (continued)
5.50% 3/25/40	100,000	$127,429
6.375% 12/15/38	300,000	419,057
Statoil
2.45% 1/17/23	200,000	198,952
2.65% 1/15/24	100,000	99,651
3.15% 1/23/22	200,000	204,667
3.70% 3/1/24	600,000	630,883
3.95% 5/15/43	250,000	262,145
4.80% 11/8/43	150,000	176,103
5.10% 8/17/40	200,000	241,655
Suncor Energy
3.60% 12/1/24	250,000	255,867
4.00% 11/15/47	70,000	71,955
6.50% 6/15/38	250,000	338,820
6.85% 6/1/39	100,000	139,585
7.15% 2/1/32	25,000	33,619
Tosco 8.125% 2/15/30	100,000	142,448
Total Capital
4.125% 1/28/21	100,000	105,343
4.45% 6/24/20	100,000	105,298
Total Capital Canada 2.75% 7/15/23	300,000	301,809
Total Capital International
2.10% 6/19/19	300,000	299,955
2.70% 1/25/23	200,000	201,289
2.875% 2/17/22	200,000	202,865
3.70% 1/15/24	100,000	105,523
Valero Energy
3.65% 3/15/25	100,000	102,848
4.90% 3/15/45	150,000	171,519
6.125% 2/1/20	65,000	70,039
6.625% 6/15/37	300,000	396,568
7.50% 4/15/32	100,000	135,086
9.375% 3/15/19	200,000	216,671

		54,305,837

Oil & Gas Services–0.10%
Baker Hughes a GE
2.773% 12/15/22	200,000	199,887
3.337% 12/15/27	250,000	249,895
4.08% 12/15/47	200,000	203,938
5.125% 9/15/40	200,000	235,619
Halliburton
3.25% 11/15/21	200,000	203,896
3.80% 11/15/25	290,000	301,885
4.75% 8/1/43	200,000	219,189
4.85% 11/15/35	100,000	112,523
5.00% 11/15/45	283,000	326,265
7.45% 9/15/39	200,000	286,894
National Oilwell Varco
2.60% 12/1/22	200,000	195,534
3.95% 12/1/42	150,000	133,304

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Oil & Gas Services (continued)
Oceaneering International 4.65% 11/15/24	100,000	$97,433
Schlumberger Investment 3.65% 12/1/23	204,000	214,928
TechnipFMC 3.45% 10/1/22	100,000	99,937

		3,081,127

Paper & Forest Products–0.08%
Celulosa Arauco y Constitucion 4.50% 8/1/24	200,000	211,870
Domtar 4.40% 4/1/22	100,000	105,299
Fibria Overseas Finance
4.00% 1/14/25	200,000	198,375
5.50% 1/17/27	100,000	107,500
Georgia-Pacific 8.00% 1/15/24	250,000	318,566
International Paper
3.00% 2/15/27	150,000	145,719
4.35% 8/15/48	350,000	366,971
4.75% 2/15/22	200,000	215,312
4.80% 6/15/44	200,000	219,770
5.00% 9/15/35	100,000	113,432
5.15% 5/15/46	200,000	232,515
6.00% 11/15/41	135,000	169,556
7.30% 11/15/39	100,000	141,315
7.50% 8/15/21	54,000	62,901

		2,609,101

Pharmaceuticals–1.20%
AbbVie
2.30% 5/14/21	200,000	198,698
2.50% 5/14/20	500,000	501,817
2.85% 5/14/23	150,000	149,856
2.90% 11/6/22	500,000	502,017
3.20% 11/6/22	225,000	228,723
3.20% 5/14/26	200,000	199,772
3.60% 5/14/25	600,000	617,811
4.30% 5/14/36	150,000	161,237
4.40% 11/6/42	300,000	322,885
4.45% 5/14/46	200,000	218,294
4.50% 5/14/35	600,000	660,990
4.70% 5/14/45	665,000	748,614
Actavis
3.25% 10/1/22	250,000	251,031
4.625% 10/1/42	125,000	130,151
Allergan Funding
2.45% 6/15/19	210,000	210,071
3.45% 3/15/22	500,000	508,503
3.80% 3/15/25	500,000	509,797
4.55% 3/15/35	1,000,000	1,061,291
4.85% 6/15/44	650,000	698,406
AmerisourceBergen
3.40% 5/15/24	250,000	254,973

LVIP SSGA Bond Index Fund–44

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Pharmaceuticals (continued)
AmerisourceBergen (continued)
3.45% 12/15/27	100,000	$99,375
4.30% 12/15/47	100,000	100,776
AstraZeneca
2.375% 11/16/20	250,000	249,794
2.375% 6/12/22	150,000	148,376
3.125% 6/12/27	150,000	148,526
3.375% 11/16/25	450,000	458,288
4.00% 9/18/42	150,000	152,506
4.375% 11/16/45	95,000	103,774
6.45% 9/15/37	450,000	613,338
Bristol-Myers Squibb
1.75% 3/1/19	200,000	199,362
2.00% 8/1/22	100,000	97,939
3.25% 8/1/42	100,000	95,841
4.50% 3/1/44	500,000	578,185
Cardinal Health
1.948% 6/14/19	100,000	99,420
2.616% 6/15/22	150,000	147,647
3.079% 6/15/24	100,000	98,584
3.20% 3/15/23	100,000	100,223
3.41% 6/15/27	250,000	245,201
3.50% 11/15/24	300,000	301,830
3.75% 9/15/25	100,000	101,980
4.368% 6/15/47	100,000	99,794
4.625% 12/15/20	100,000	105,506
4.90% 9/15/45	100,000	107,900
Eli Lilly & Co.
1.95% 3/15/19	250,000	249,839
2.35% 5/15/22	75,000	74,838
3.10% 5/15/27	98,000	99,592
3.95% 5/15/47	107,000	115,186
5.50% 3/15/27	100,000	118,846
Express Scripts Holding
3.00% 7/15/23	150,000	149,146
3.30% 2/25/21	40,000	40,657
3.40% 3/1/27	105,000	103,239
3.90% 2/15/22	450,000	466,128
4.50% 2/25/26	150,000	159,446
4.75% 11/15/21	200,000	213,274
4.80% 7/15/46	485,000	517,972
6.125% 11/15/41	300,000	369,148
GlaxoSmithKline Capital
2.85% 5/8/22	750,000	761,729
5.375% 4/15/34	100,000	123,107
6.375% 5/15/38	450,000	636,055
Johnson & Johnson
1.125% 3/1/19	95,000	94,062
1.65% 3/1/21	150,000	146,832
1.95% 11/10/20	50,000	49,784
2.05% 3/1/23	150,000	147,246
2.25% 3/3/22	200,000	199,869

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Pharmaceuticals (continued)
Johnson & Johnson (continued)
2.45% 12/5/21	150,000	$150,998
2.45% 3/1/26	150,000	146,437
2.625% 1/15/25	150,000	149,381
2.90% 1/15/28	150,000	150,414
2.95% 9/1/20	100,000	102,179
2.95% 3/3/27	200,000	202,897
3.40% 1/15/38	150,000	153,969
3.50% 1/15/48	95,000	97,453
3.55% 5/15/21	100,000	104,603
3.55% 3/1/36	70,000	72,715
3.625% 3/3/37	127,000	134,448
3.70% 3/1/46	80,000	84,541
3.75% 3/3/47	200,000	214,136
4.375% 12/5/33	183,000	209,001
4.85% 5/15/41	100,000	121,988
5.85% 7/15/38	100,000	135,753
McKesson
2.284% 3/15/19	250,000	250,121
2.70% 12/15/22	100,000	99,487
3.796% 3/15/24	200,000	207,434
4.75% 3/1/21	300,000	318,165
4.883% 3/15/44	125,000	136,543
Mead Johnson Nutrition
3.00% 11/15/20	95,000	96,463
4.125% 11/15/25	95,000	100,857
4.90% 11/1/19	100,000	104,761
5.90% 11/1/39	50,000	63,563
Merck & Co.
1.85% 2/10/20	400,000	397,893
2.40% 9/15/22	150,000	149,560
2.75% 2/10/25	900,000	897,219
2.80% 5/18/23	250,000	252,269
3.60% 9/15/42	100,000	102,337
3.875% 1/15/21	400,000	417,873
4.15% 5/18/43	242,000	271,256
Merck Sharp & Dohme 5.00% 6/30/19	100,000	104,312
Mylan
2.50% 6/7/19	145,000	144,901
2.55% 3/28/19	75,000	75,024
3.15% 6/15/21	250,000	251,595
3.75% 12/15/20	100,000	102,255
3.95% 6/15/26	250,000	252,531
5.25% 6/15/46	160,000	175,981
5.40% 11/29/43	133,000	145,490
Novartis Capital
1.80% 2/14/20	110,000	109,227
2.40% 5/17/22	200,000	199,616
2.40% 9/21/22	250,000	248,770
3.00% 11/20/25	250,000	253,003
3.10% 5/17/27	125,000	127,597
3.40% 5/6/24	250,000	260,214

LVIP SSGA Bond Index Fund–45

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Pharmaceuticals (continued)
Novartis Capital (continued)
3.70% 9/21/42	150,000	$155,004
4.00% 11/20/45	250,000	272,267
4.40% 4/24/20	100,000	104,993
4.40% 5/6/44	250,000	287,329
Novartis Securities Investment 5.125% 2/10/19	400,000	413,256
Perrigo Finance Unlimited 4.375% 3/15/26	200,000	205,547
Pfizer
1.45% 6/3/19	150,000	148,847
1.70% 12/15/19	150,000	149,099
1.95% 6/3/21	150,000	148,217
2.10% 5/15/19	300,000	300,531
2.20% 12/15/21	150,000	149,324
2.75% 6/3/26	150,000	148,232
3.00% 6/15/23	200,000	204,525
3.00% 12/15/26	450,000	453,242
3.40% 5/15/24	400,000	415,719
4.00% 12/15/36	100,000	109,771
4.125% 12/15/46	455,000	506,436
4.40% 5/15/44	400,000	460,255
7.20% 3/15/39	300,000	460,952
Sanofi
4.00% 3/29/21	325,000	342,113
Shire Acquisitions Investments Ireland
1.90% 9/23/19	500,000	495,682
2.40% 9/23/21	500,000	492,565
2.875% 9/23/23	300,000	295,308
3.20% 9/23/26	300,000	293,879
Teva Pharmaceutical Finance
2.95% 12/18/22	175,000	156,828
6.15% 2/1/36	100,000	100,450
Teva Pharmaceutical Finance IV
2.25% 3/18/20	250,000	241,889
3.65% 11/10/21	250,000	238,035
Teva Pharmaceutical Finance Netherlands III
1.70% 7/19/19	415,000	403,364
2.20% 7/21/21	250,000	228,559
2.80% 7/21/23	310,000	270,289
3.15% 10/1/26	480,000	397,042
4.10% 10/1/46	385,000	294,277
Wyeth
5.95% 4/1/37	350,000	470,110
6.00% 2/15/36	100,000	133,208
6.50% 2/1/34	100,000	136,982
Zoetis
3.00% 9/12/27	100,000	97,887
3.25% 2/1/23	163,000	165,692
3.45% 11/13/20	75,000	76,822
3.95% 9/12/47	100,000	102,418
4.50% 11/13/25	200,000	218,331

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Pharmaceuticals (continued)
Zoetis (continued) 4.70% 2/1/43	150,000	$168,326

		36,885,929

Pipelines–0.92%
Andeavor Logistics
3.50% 12/1/22	40,000	39,969
4.25% 12/1/27	50,000	50,528
5.20% 12/1/47	90,000	94,226
Boardwalk Pipelines
3.375% 2/1/23	100,000	99,671
4.45% 7/15/27	70,000	71,351
4.95% 12/15/24	50,000	53,641
5.75% 9/15/19	100,000	104,861
5.95% 6/1/26	50,000	55,866
Buckeye Partners
3.95% 12/1/26	35,000	34,466
4.875% 2/1/21	260,000	273,665
5.85% 11/15/43	500,000	540,378
Columbia Pipeline Group
4.50% 6/1/25	250,000	266,593
5.80% 6/1/45	100,000	125,287
Enable Midstream Partners
3.90% 5/15/24	200,000	201,494
4.40% 3/15/27	100,000	101,874
5.00% 5/15/44	70,000	69,000
Enbridge
2.90% 7/15/22	200,000	198,999
3.50% 6/10/24	100,000	101,258
3.70% 7/15/27	200,000	201,235
4.00% 10/1/23	150,000	156,313
4.25% 12/1/26	100,000	104,753
4.50% 6/10/44	100,000	104,096
5.50% 12/1/46	100,000	120,715
Enbridge Energy Partners
5.20% 3/15/20	100,000	105,298
7.50% 4/15/38	300,000	389,462
9.875% 3/1/19	50,000	54,125
Energy Transfer
3.60% 2/1/23	100,000	100,215
4.05% 3/15/25	100,000	100,080
4.15% 10/1/20	150,000	154,991
4.20% 4/15/27	150,000	149,505
4.75% 1/15/26	400,000	415,667
5.15% 3/15/45	150,000	146,377
5.20% 2/1/22	250,000	267,140
5.30% 4/15/47	150,000	149,389
5.95% 10/1/43	125,000	133,349
6.125% 12/15/45	400,000	435,866
6.50% 2/1/42	150,000	170,387
7.50% 7/1/38	200,000	248,696

LVIP SSGA Bond Index Fund–46

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Pipelines (continued)
EnLink Midstream Partners
4.85% 7/15/26	120,000	$125,959
5.45% 6/1/47	350,000	371,220
Enterprise Products Operating 2.85% 4/15/21	355,000	358,234
3.35% 3/15/23	350,000	357,304
3.70% 2/15/26	150,000	153,852
3.75% 2/15/25	640,000	660,898
3.90% 2/15/24	200,000	208,673
3.95% 2/15/27	245,000	255,121
4.05% 2/15/22	100,000	104,740
4.45% 2/15/43	125,000	129,888
4.85% 8/15/42	200,000	220,430
4.85% 3/15/44	125,000	136,583
4.90% 5/15/46	100,000	110,614
5.20% 9/1/20	100,000	106,910
5.25% 1/31/20	100,000	105,636
5.70% 2/15/42	150,000	182,040
5.95% 2/1/41	100,000	123,846
6.125% 10/15/39	50,000	63,105
6.50% 1/31/19	100,000	104,524
7.55% 4/15/38	100,000	140,472
EQT Midstream Partners
4.00% 8/1/24	55,000	55,287
4.125% 12/1/26	65,000	64,848
Kinder Morgan
3.15% 1/15/23	250,000	248,764
4.30% 6/1/25	200,000	208,647
5.55% 6/1/45	700,000	768,855
Kinder Morgan Energy Partners
2.65% 2/1/19	300,000	300,618
3.50% 3/1/21	520,000	529,286
3.50% 9/1/23	500,000	501,599
3.95% 9/1/22	100,000	103,307
5.00% 8/15/42	500,000	509,182
5.00% 3/1/43	250,000	254,666
5.30% 9/15/20	250,000	266,627
5.80% 3/15/35	150,000	166,528
6.50% 9/1/39	100,000	118,386
6.55% 9/15/40	200,000	234,564
7.75% 3/15/32	200,000	257,205
Magellan Midstream Partners
4.20% 10/3/47	100,000	101,256
4.25% 2/1/21	150,000	156,633
4.25% 9/15/46	180,000	182,931
5.00% 3/1/26	100,000	111,264
6.55% 7/15/19	50,000	52,982
MPLX
4.125% 3/1/27	165,000	169,313
4.875% 12/1/24	500,000	539,719
5.20% 3/1/47	165,000	181,777

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Pipelines (continued)
ONEOK
4.00% 7/13/27	85,000	$86,316
4.95% 7/13/47	100,000	104,445
ONEOK Partners
3.375% 10/1/22	150,000	151,208
3.80% 3/15/20	100,000	102,248
4.90% 3/15/25	100,000	107,381
6.125% 2/1/41	100,000	117,089
6.20% 9/15/43	178,000	212,174
6.65% 10/1/36	100,000	123,091
8.625% 3/1/19	100,000	106,767
Phillips 66 Partners
3.55% 10/1/26	100,000	99,297
3.75% 3/1/28	50,000	50,128
4.68% 2/15/45	40,000	41,243
4.90% 10/1/46	100,000	106,208
Plains All American Pipeline
4.30% 1/31/43	100,000	88,635
4.50% 12/15/26	100,000	101,551
4.65% 10/15/25	200,000	206,425
4.70% 6/15/44	600,000	562,969
5.15% 6/1/42	200,000	195,407
5.75% 1/15/20	100,000	105,515
6.65% 1/15/37	125,000	143,134
Sabine Pass Liquefaction
4.20% 3/15/28	70,000	70,965
5.625% 2/1/21	700,000	750,933
5.625% 3/1/25	545,000	602,008
5.75% 5/15/24	545,000	606,545
Southern Natural Gas 4.40% 6/15/21	300,000	314,175
Spectra Energy Partners
3.375% 10/15/26	145,000	143,566
4.50% 3/15/45	50,000	51,758
Sunoco Logistics Partners Operations
3.45% 1/15/23	200,000	199,071
3.90% 7/15/26	100,000	98,032
4.00% 10/1/27	245,000	240,715
4.40% 4/1/21	100,000	104,069
5.30% 4/1/44	200,000	198,073
5.40% 10/1/47	245,000	247,562
5.95% 12/1/25	100,000	111,838
TC PipeLines 4.375% 3/13/25	150,000	156,277
Tennessee Gas Pipeline 7.625% 4/1/37	150,000	193,967
TransCanada PipeLines
2.125% 11/15/19	375,000	373,813
2.50% 8/1/22	150,000	149,143
3.125% 1/15/19	25,000	25,232
3.75% 10/16/23	150,000	156,843
3.80% 10/1/20	100,000	103,726
4.625% 3/1/34	200,000	223,701
4.875% 1/15/26	100,000	112,075
6.10% 6/1/40	100,000	131,439

LVIP SSGA Bond Index Fund–47

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Pipelines (continued)
TransCanada PipeLines (continued)
7.25% 8/15/38	100,000	$146,223
7.625% 1/15/39	250,000	377,364
Transcontinental Gas Pipe Line 4.45% 8/1/42	100,000	105,026
Valero Energy Partners 4.375% 12/15/26	85,000	89,002
Western Gas Partners
3.95% 6/1/25	150,000	150,223
4.00% 7/1/22	150,000	153,175
5.45% 4/1/44	100,000	106,638
Williams Partners
3.75% 6/15/27	750,000	753,012
3.90% 1/15/25	725,000	740,000
4.00% 11/15/21	100,000	103,503
4.30% 3/4/24	195,000	204,501
5.25% 3/15/20	200,000	211,375
6.30% 4/15/40	470,000	579,950

		28,191,828

Private Equity–0.00%
Brookfield Asset Management 4.00% 1/15/25	150,000	154,166

		154,166

Real Estate–0.02%
CBRE Services 4.875% 3/1/26	300,000	325,562
Prologis
3.75% 11/1/25	45,000	47,257
4.25% 8/15/23	150,000	160,781

		533,600

Real Estate Investment Trusts–0.80%
Alexandria Real Estate Equities
3.45% 4/30/25	100,000	99,828
3.95% 1/15/27	25,000	25,586
3.95% 1/15/28	100,000	102,317
4.30% 1/15/26	250,000	262,377
4.50% 7/30/29	110,000	116,864
American Campus Communities Operating Partnership
3.35% 10/1/20	100,000	102,052
3.625% 11/15/27	55,000	54,505
4.125% 7/1/24	100,000	104,301
American Tower
2.25% 1/15/22	200,000	194,979
2.80% 6/1/20	100,000	100,679
3.00% 6/15/23	100,000	99,863
3.125% 1/15/27	200,000	192,924
3.375% 10/15/26	200,000	196,867
3.45% 9/15/21	250,000	255,743
3.50% 1/31/23	250,000	255,921
3.60% 1/15/28	100,000	99,620

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Real Estate Investment Trusts (continued)
American Tower (continued)
4.00% 6/1/25	100,000	$103,783
4.70% 3/15/22	225,000	241,087
5.00% 2/15/24	100,000	109,682
5.05% 9/1/20	100,000	106,095
5.90% 11/1/21	65,000	71,960
AvalonBay Communities
2.90% 10/15/26	50,000	48,722
3.20% 1/15/28	85,000	84,783
3.45% 6/1/25	100,000	102,581
3.50% 11/15/24	200,000	205,885
3.50% 11/15/25	50,000	51,326
3.625% 10/1/20	200,000	205,956
3.90% 10/15/46	50,000	50,179
4.15% 7/1/47	50,000	52,488
Boston Properties
2.75% 10/1/26	300,000	283,551
3.20% 1/15/25	100,000	99,837
3.65% 2/1/26	100,000	101,761
3.85% 2/1/23	125,000	130,365
4.125% 5/15/21	250,000	261,480
5.625% 11/15/20	150,000	162,330
5.875% 10/15/19	100,000	105,450
Brandywine Operating Partnership
3.95% 2/15/23	50,000	51,064
3.95% 11/15/27	50,000	49,730
Brixmor Operating Partnership
3.25% 9/15/23	150,000	147,149
3.85% 2/1/25	70,000	70,014
3.875% 8/15/22	95,000	97,436
3.90% 3/15/27	100,000	99,184
4.125% 6/15/26	50,000	50,517
CBL & Associates
5.25% 12/1/23	67,000	63,350
5.95% 12/15/26	85,000	79,207
CC Holdings GS V 3.849% 4/15/23	150,000	154,938
Columbia Property Trust Operating Partnership 3.65% 8/15/26	100,000	97,850
Corporate Office Properties
3.70% 6/15/21	350,000	356,827
Crown Castle International
3.20% 9/1/24	105,000	104,066
3.40% 2/15/21	140,000	143,076
3.65% 9/1/27	140,000	139,940
3.70% 6/15/26	365,000	365,408
4.00% 3/1/27	40,000	40,973
4.45% 2/15/26	365,000	383,846
4.75% 5/15/47	25,000	26,423
CubeSmart
3.125% 9/1/26	50,000	47,754
4.375% 12/15/23	65,000	68,428

LVIP SSGA Bond Index Fund–48

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Real Estate Investment Trusts (continued)
DDR
3.50% 1/15/21	150,000	$152,373
3.90% 8/15/24	100,000	100,888
4.25% 2/1/26	100,000	101,924
4.70% 6/1/27	100,000	104,885
Digital Realty Trust
2.75% 2/1/23	50,000	49,619
3.40% 10/1/20	100,000	102,040
3.70% 8/15/27	100,000	100,930
3.95% 7/1/22	150,000	156,855
4.75% 10/1/25	100,000	108,890
5.25% 3/15/21	100,000	107,356
Duke Realty
3.75% 12/1/24	250,000	258,552
4.375% 6/15/22	100,000	106,074
EPR Properties
4.50% 6/1/27	100,000	100,757
4.75% 12/15/26	100,000	102,828
5.75% 8/15/22	100,000	109,154
ERP Operating
2.375% 7/1/19	150,000	150,408
2.85% 11/1/26	140,000	135,969
3.375% 6/1/25	100,000	102,070
4.50% 7/1/44	150,000	164,593
4.50% 6/1/45	50,000	54,960
4.625% 12/15/21	90,000	96,453
4.75% 7/15/20	100,000	105,444
Essex Portfolio
3.25% 5/1/23	100,000	100,927
3.375% 4/15/26	50,000	49,700
3.625% 5/1/27	200,000	201,835
Federal Realty Investment Trust
3.25% 7/15/27	100,000	99,302
4.50% 12/1/44	100,000	109,615
Government Properties Income Trust 3.75% 8/15/19	100,000	100,878
HCP
2.625% 2/1/20	200,000	200,806
3.75% 2/1/19	100,000	101,223
3.875% 8/15/24	200,000	204,997
4.00% 12/1/22	150,000	157,232
4.00% 6/1/25	250,000	257,741
4.25% 11/15/23	186,000	195,466
5.375% 2/1/21	200,000	214,919
Healthcare Trust of America Holdings
2.95% 7/1/22	50,000	49,920
3.375% 7/15/21	100,000	101,929
3.50% 8/1/26	35,000	34,523
3.75% 7/1/27	50,000	49,896
Highwoods Realty
3.20% 6/15/21	200,000	201,860
3.875% 3/1/27	60,000	60,218

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Real Estate Investment Trusts (continued)
Hospitality Properties Trust
4.25% 2/15/21	50,000	$51,745
4.50% 6/15/23	100,000	104,677
4.95% 2/15/27	70,000	73,953
5.00% 8/15/22	300,000	320,434
5.25% 2/15/26	50,000	53,786
Host Hotels & Resorts
4.75% 3/1/23	150,000	159,741
5.25% 3/15/22	400,000	431,101
Hudson Pacific Properties
3.95% 11/1/27	25,000	24,922
Kilroy Realty
3.45% 12/15/24	100,000	99,866
4.25% 8/15/29	150,000	155,530
Kimco Realty
2.70% 3/1/24	100,000	96,959
2.80% 10/1/26	100,000	94,574
3.20% 5/1/21	150,000	152,608
3.30% 2/1/25	120,000	119,251
3.40% 11/1/22	50,000	51,045
3.80% 4/1/27	100,000	101,190
4.125% 12/1/46	100,000	97,866
4.45% 9/1/47	100,000	103,155
6.875% 10/1/19	150,000	161,280
Kite Realty Group 4.00% 10/1/26	50,000	47,391
Liberty Property
4.125% 6/15/22	50,000	52,566
4.40% 2/15/24	100,000	106,835
LifeStorage 3.50% 7/1/26	100,000	97,568
Mid-America Apartments
3.75% 6/15/24	100,000	102,923
4.00% 11/15/25	50,000	51,875
4.30% 10/15/23	50,000	52,532
National Retail Properties
3.30% 4/15/23	100,000	100,614
3.60% 12/15/26	100,000	99,346
4.00% 11/15/25	65,000	66,787
5.50% 7/15/21	100,000	108,510
Omega Healthcare Investors
4.375% 8/1/23	50,000	50,772
4.50% 4/1/27	200,000	196,060
4.95% 4/1/24	57,000	59,624
5.25% 1/15/26	100,000	103,792
Physicians Realty
3.95% 1/15/28	100,000	99,041
4.30% 3/15/27	50,000	50,968
Public Storage
2.37% 9/15/22	50,000	49,366
3.094% 9/15/27	60,000	59,688
Realty Income
3.25% 10/15/22	100,000	101,718
3.65% 1/15/28	100,000	100,944

LVIP SSGA Bond Index Fund–49

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

Principal Amount°		Value (U.S. $)

CORPORATE BONDS (continued)
Real Estate Investment Trusts (continued)
Realty Income (continued)
3.875% 7/15/24	65,000	$67,158
4.65% 8/1/23	400,000	431,026
4.65% 3/15/47	100,000	110,151
Regency Centers
3.60% 2/1/27	160,000	160,454
4.40% 2/1/47	165,000	170,733
Sabra Health Care 5.50% 2/1/21	100,000	102,188
Select Income REIT 4.25% 5/15/24	250,000	248,306
Simon Property Group
2.35% 1/30/22	100,000	99,108
2.50% 9/1/20	100,000	100,397
2.625% 6/15/22	200,000	199,645
3.25% 11/30/26	100,000	99,643
3.375% 10/1/24	450,000	459,682
3.375% 6/15/27	200,000	201,753
4.125% 12/1/21	300,000	316,488
4.25% 11/30/46	100,000	105,662
6.75% 2/1/40	300,000	419,245
SL Green Operating Partnership 3.25% 10/15/22	60,000	59,836
SL Green Realty 4.50% 12/1/22	100,000	104,835
Tanger Properties
3.125% 9/1/26	50,000	47,683
3.875% 7/15/27	100,000	100,068
UDR
2.95% 9/1/26	50,000	48,145
3.50% 1/15/28	100,000	100,021
4.00% 10/1/25	50,000	52,218
4.625% 1/10/22	100,000	106,152
Ventas Realty
2.70% 4/1/20	100,000	100,492
3.125% 6/15/23	30,000	30,050
3.75% 5/1/24	150,000	154,220
3.85% 4/1/27	100,000	102,039
4.00% 4/30/19	200,000	203,692
4.125% 1/15/26	156,000	163,086
4.25% 3/1/22	200,000	209,835
4.75% 6/1/21	100,000	106,047
VEREIT Operating Partnership
3.00% 2/6/19	115,000	115,584
3.95% 8/15/27	80,000	79,243
4.125% 6/1/21	60,000	62,334
4.60% 2/6/24	75,000	78,527
4.875% 6/1/26	95,000	100,707
Vornado Realty 3.50% 1/15/25	100,000	99,906
Washington Real Estate Investment Trust 3.95% 10/15/22	100,000	102,736
Weingarten Realty Investors 3.375% 10/15/22	150,000	151,374
Welltower
4.25% 4/1/26	200,000	209,730

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Real Estate Investment Trusts (continued)
Welltower (continued)
4.50% 1/15/24	250,000	$267,489
5.25% 1/15/22	100,000	108,762
6.125% 4/15/20	135,000	145,895
6.50% 3/15/41	250,000	329,765
Weyerhaeuser
4.625% 9/15/23	250,000	268,803
4.70% 3/15/21	100,000	106,273
7.375% 3/15/32	250,000	346,157
WP Carey
4.25% 10/1/26	100,000	102,609
4.60% 4/1/24	100,000	104,602

		24,520,073

Retail–0.86%
Advance Auto Parts
4.50% 1/15/22	100,000	104,886
4.50% 12/1/23	100,000	105,268
AutoNation
3.35% 1/15/21	50,000	50,764
3.50% 11/15/24	100,000	99,061
3.80% 11/15/27	100,000	99,224
4.50% 10/1/25	45,000	47,170
AutoZone
2.875% 1/15/23	100,000	99,653
3.125% 4/21/26	75,000	73,183
3.75% 6/1/27	250,000	254,218
4.00% 11/15/20	75,000	77,888
Bed Bath & Beyond
3.749% 8/1/24	50,000	50,036
4.915% 8/1/34	530,000	480,296
Costco Wholesale
2.25% 2/15/22	300,000	298,496
2.30% 5/18/22	250,000	248,111
3.00% 5/18/27	250,000	250,662
CVS Health 2.125% 6/1/21	550,000	537,188
2.25% 8/12/19	250,000	249,342
2.75% 12/1/22	200,000	197,241
2.80% 7/20/20	600,000	602,856
2.875% 6/1/26	250,000	240,133
3.50% 7/20/22	200,000	203,926
3.875% 7/20/25	400,000	412,600
4.00% 12/5/23	200,000	208,206
4.125% 5/15/21	100,000	103,978
4.875% 7/20/35	725,000	804,930
5.125% 7/20/45	215,000	247,362
Darden Restaurants 6.80% 10/15/37	84,000	112,899
Dollar General
3.25% 4/15/23	200,000	202,931
3.875% 4/15/27	100,000	104,490
4.15% 11/1/25	75,000	79,520

LVIP SSGA Bond Index Fund–50

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Retail (continued)
Home Depot
1.80% 6/5/20	176,000	$174,662
2.00% 6/15/19	900,000	900,562
2.00% 4/1/21	250,000	247,651
2.125% 9/15/26	155,000	145,291
2.70% 4/1/23	150,000	151,541
2.80% 9/14/27	200,000	197,003
3.00% 4/1/26	125,000	125,296
3.35% 9/15/25	265,000	274,141
3.50% 9/15/56	135,000	130,273
3.75% 2/15/24	200,000	211,032
3.90% 6/15/47	200,000	211,478
4.20% 4/1/43	150,000	165,604
4.25% 4/1/46	100,000	111,963
4.40% 4/1/21	100,000	106,248
4.875% 2/15/44	96,000	116,348
5.40% 9/15/40	100,000	127,634
5.875% 12/16/36	350,000	474,516
5.95% 4/1/41	100,000	135,706
Kohl’s
4.00% 11/1/21	200,000	205,905
4.25% 7/17/25	50,000	50,884
4.75% 12/15/23	150,000	158,257
5.55% 7/17/45	50,000	49,013
Lowe’s
3.10% 5/3/27	250,000	251,180
3.12% 4/15/22	100,000	102,086
3.375% 9/15/25	120,000	123,768
3.70% 4/15/46	200,000	201,341
3.875% 9/15/23	200,000	212,425
4.05% 5/3/47	147,000	156,891
4.25% 9/15/44	250,000	273,148
4.375% 9/15/45	45,000	49,860
4.625% 4/15/20	150,000	156,427
4.65% 4/15/42	100,000	114,533
Macy’s Retail Holdings
2.875% 2/15/23	100,000	93,985
3.45% 1/15/21	100,000	100,651
3.625% 6/1/24	150,000	144,776
4.375% 9/1/23	90,000	90,894
6.70% 7/15/34	55,000	57,711
6.90% 4/1/29	150,000	158,599
McDonald’s
1.875% 5/29/19	250,000	249,090
2.20% 5/26/20	150,000	150,025
2.625% 1/15/22	100,000	100,301
2.75% 12/9/20	265,000	267,932
3.25% 6/10/24	300,000	309,154
3.375% 5/26/25	150,000	154,953
3.625% 5/20/21	100,000	103,828
3.625% 5/1/43	100,000	96,470
3.70% 1/30/26	285,000	297,585

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Retail (continued)
McDonald’s (continued)
4.45% 3/1/47	150,000	$163,944
4.60% 5/26/45	94,000	105,355
4.70% 12/9/35	270,000	307,625
4.875% 12/9/45	275,000	319,849
6.30% 3/1/38	50,000	66,864
3.50% 3/1/27	150,000	154,559
Nordstrom
4.00% 3/15/27	60,000	59,889
4.75% 5/1/20	100,000	104,715
5.00% 1/15/44	281,000	271,871
O’Reilly Automotive
3.55% 3/15/26	150,000	151,807
3.60% 9/1/27	100,000	100,567
3.80% 9/1/22	100,000	105,306
4.875% 1/14/21	45,000	47,817
QVC 4.375% 3/15/23	600,000	615,977
Starbucks
2.10% 2/4/21	60,000	59,641
2.20% 11/22/20	40,000	40,011
2.45% 6/15/26	100,000	96,509
2.70% 6/15/22	100,000	100,367
3.75% 12/1/47	70,000	71,137
3.85% 10/1/23	100,000	106,354
4.30% 6/15/45	105,000	116,286
Tapestry
3.00% 7/15/22	150,000	149,627
4.125% 7/15/27	150,000	151,430
Target
2.30% 6/26/19	200,000	201,004
2.50% 4/15/26	100,000	96,253
2.90% 1/15/22	300,000	305,929
3.625% 4/15/46	490,000	478,173
3.875% 7/15/20	100,000	104,152
3.90% 11/15/47	150,000	153,083
4.00% 7/1/42	150,000	155,557
TJX
2.25% 9/15/26	250,000	234,885
2.50% 5/15/23	100,000	99,137
Walgreen 3.10% 9/15/22	150,000	150,763
Walgreens Boots Alliance
3.45% 6/1/26	45,000	44,579
3.80% 11/18/24	700,000	715,920
4.65% 6/1/46	40,000	42,306
4.80% 11/18/44	500,000	540,390
Wal-Mart Stores
1.75% 10/9/19	95,000	94,687
1.90% 12/15/20	150,000	149,098
2.35% 12/15/22	150,000	149,578
2.55% 4/11/23	300,000	301,306
2.65% 12/15/24	1,150,000	1,146,535
3.25% 10/25/20	300,000	309,199

LVIP SSGA Bond Index Fund–51

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Retail (continued)
Wal-Mart Stores (continued)
3.625% 12/15/47	70,000	$73,537
5.625% 4/15/41	1,000,000	1,368,712
7.55% 2/15/30	700,000	1,017,252

		26,534,681

Savings & Loans–0.00%
People’s United Financial 3.65% 12/6/22	150,000	153,755

		153,755

Semiconductors–0.40%
Analog Devices
2.50% 12/5/21	60,000	59,464
3.125% 12/5/23	150,000	150,501
3.50% 12/5/26	150,000	152,079
3.90% 12/15/25	60,000	62,828
5.30% 12/15/45	100,000	119,312
Applied Materials
2.625% 10/1/20	100,000	101,134
3.30% 4/1/27	80,000	81,462
3.90% 10/1/25	70,000	74,372
4.35% 4/1/47	70,000	78,727
5.10% 10/1/35	70,000	84,316
5.85% 6/15/41	350,000	459,485
Broadcom
2.20% 1/15/21	200,000	195,718
2.375% 1/15/20	350,000	347,804
2.65% 1/15/23	200,000	193,026
3.00% 1/15/22	350,000	347,362
3.125% 1/15/25	145,000	138,831
3.50% 1/15/28	400,000	382,120
3.625% 1/15/24	350,000	348,502
3.875% 1/15/27	750,000	739,427
Intel
1.70% 5/19/21	100,000	98,257
2.35% 5/11/22	200,000	199,482
2.45% 7/29/20	480,000	485,411
2.60% 5/19/26	150,000	146,362
2.70% 12/15/22	150,000	151,773
2.875% 5/11/24	700,000	707,018
3.30% 10/1/21	254,000	263,548
3.70% 7/29/25	365,000	385,717
3.734% 12/8/47	200,000	208,250
4.00% 12/15/32	250,000	275,571
4.10% 5/19/46	150,000	165,834
4.10% 5/11/47	700,000	773,280
KLA-Tencor 4.65% 11/1/24	300,000	325,872
Lam Research
2.75% 3/15/20	100,000	100,759
2.80% 6/15/21	150,000	151,062

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Semiconductors (continued)
Maxim Integrated Products 3.375% 3/15/23	100,000	$101,047
NVIDIA
2.20% 9/16/21	120,000	118,817
3.20% 9/16/26	200,000	200,973
QUALCOMM
1.85% 5/20/19	120,000	119,571
2.10% 5/20/20	90,000	89,653
2.25% 5/20/20	300,000	297,790
2.60% 1/30/23	300,000	292,832
2.90% 5/20/24	200,000	195,301
3.00% 5/20/22	300,000	300,458
3.25% 5/20/27	200,000	195,513
3.45% 5/20/25	300,000	300,965
4.30% 5/20/47	445,000	449,407
4.65% 5/20/35	200,000	215,614
4.80% 5/20/45	200,000	215,609
Texas Instruments
1.65% 8/3/19	100,000	99,424
2.25% 5/1/23	250,000	245,526
2.625% 5/15/24	48,000	47,660
2.75% 3/12/21	75,000	76,026
Xilinx
2.95% 6/1/24	100,000	99,462
3.00% 3/15/21	200,000	201,814

		12,418,128

Software–0.78%
Activision Blizzard
2.30% 9/15/21	95,000	93,836
2.60% 6/15/22	50,000	49,684
3.40% 9/15/26	100,000	101,390
3.40% 6/15/27	45,000	45,406
4.50% 6/15/47	60,000	63,323
Adobe Systems
3.25% 2/1/25	95,000	97,653
4.75% 2/1/20	85,000	89,287
Autodesk
3.125% 6/15/20	100,000	101,012
3.50% 6/15/27	100,000	98,288
4.375% 6/15/25	100,000	105,098
Broadridge Financial Solutions 3.95% 9/1/20	100,000	103,700
CA
3.60% 8/1/20	50,000	51,141
4.70% 3/15/27	100,000	104,810
5.375% 12/1/19	100,000	104,934
Cadence Design Systems 4.375% 10/15/24	75,000	79,682
Citrix Systems 4.50% 12/1/27	100,000	101,688
Electronic Arts 3.70% 3/1/21	100,000	103,184

LVIP SSGA Bond Index Fund–52

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Software (continued)
Electronic Arts (continued)
4.80% 3/1/26	100,000	$109,855
Fidelity National Information Services
3.00% 8/15/26	400,000	387,353
3.50% 4/15/23	164,000	167,844
3.625% 10/15/20	235,000	241,611
3.875% 6/5/24	28,000	29,268
4.50% 10/15/22	40,000	42,862
4.50% 8/15/46	50,000	52,330
5.00% 10/15/25	56,000	61,984
Fiserv
2.70% 6/1/20	150,000	151,022
3.50% 10/1/22	150,000	154,549
3.85% 6/1/25	150,000	156,722
4.625% 10/1/20	100,000	105,596
Microsoft
1.10% 8/8/19	325,000	320,730
1.55% 8/8/21	500,000	487,090
1.85% 2/6/20	200,000	199,470
2.00% 11/3/20	700,000	697,562
2.00% 8/8/23	250,000	243,044
2.375% 5/1/23	150,000	148,847
2.40% 2/6/22	200,000	200,187
2.40% 8/8/26	850,000	820,657
2.65% 11/3/22	200,000	201,602
2.875% 2/6/24	65,000	65,995
3.00% 10/1/20	300,000	306,999
3.125% 11/3/25	200,000	204,395
3.30% 2/6/27	2,115,000	2,184,130
3.45% 8/8/36	250,000	258,269
3.50% 11/15/42	150,000	150,917
3.625% 12/15/23	300,000	316,313
3.70% 8/8/46	850,000	888,482
3.75% 2/12/45	500,000	528,096
3.95% 8/8/56	200,000	214,127
4.10% 2/6/37	200,000	223,748
4.20% 6/1/19	200,000	206,130
4.20% 11/3/35	200,000	227,354
4.25% 2/6/47	200,000	229,249
4.45% 11/3/45	200,000	235,007
4.50% 10/1/40	100,000	117,136
4.50% 2/6/57	200,000	237,531
4.75% 11/3/55	200,000	248,264
4.875% 12/15/43	800,000	985,437
5.20% 6/1/39	200,000	253,418
5.30% 2/8/41	400,000	512,005
Oracle 1.90% 9/15/21	455,000	448,058
2.25% 10/8/19	300,000	301,434
2.375% 1/15/19	200,000	200,865
2.40% 9/15/23	150,000	148,242
2.50% 5/15/22	1,000,000	1,002,172

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Software (continued)
Oracle (continued)
2.50% 10/15/22	550,000	$549,615
2.625% 2/15/23	70,000	70,205
2.65% 7/15/26	460,000	448,985
2.95% 11/15/24	150,000	151,212
2.95% 5/15/25	500,000	502,645
3.25% 11/15/27	200,000	203,644
3.80% 11/15/37	90,000	94,585
3.85% 7/15/36	150,000	158,824
3.875% 7/15/20	100,000	104,303
3.90% 5/15/35	355,000	376,751
4.00% 7/15/46	150,000	160,013
4.00% 11/15/47	140,000	149,478
4.30% 7/8/34	700,000	779,320
4.375% 5/15/55	800,000	896,761
4.50% 7/8/44	500,000	571,311
5.00% 7/8/19	250,000	260,986
5.375% 7/15/40	400,000	506,805
6.125% 7/8/39	150,000	206,413
6.50% 4/15/38	200,000	282,158
VMware
2.30% 8/21/20	90,000	89,547
2.95% 8/21/22	105,000	104,819
3.90% 8/21/27	85,000	85,974

		23,922,428

Telecommunications–1.38%
America Movil
3.125% 7/16/22	200,000	202,809
4.375% 7/16/42	200,000	213,103
5.00% 10/16/19	500,000	523,047
5.00% 3/30/20	200,000	211,012
6.125% 11/15/37	150,000	189,281
6.125% 3/30/40	250,000	319,372
6.375% 3/1/35	25,000	31,723
AT&T
2.85% 2/14/23	350,000	351,797
3.00% 2/15/22	700,000	702,103
3.20% 3/1/22	100,000	101,175
3.40% 8/14/24	300,000	301,974
3.40% 5/15/25	550,000	541,606
3.80% 3/1/24	150,000	153,822
3.90% 8/14/27	445,000	448,847
3.95% 1/15/25	225,000	230,711
4.10% 2/15/28	2,094,000	2,105,161
4.125% 2/17/26	550,000	563,512
4.25% 3/1/27	500,000	510,650
4.30% 2/15/30	2,036,000	2,033,162
4.35% 6/15/45	532,000	492,721
4.45% 4/1/24	300,000	317,761
4.50% 5/15/35	220,000	219,349
4.50% 3/9/48	693,000	651,925

LVIP SSGA Bond Index Fund–53

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Telecommunications (continued)
AT&T (continued)
4.75% 5/15/46	665,000	$652,904
4.80% 6/15/44	987,000	979,851
4.90% 8/14/37	815,000	827,822
5.15% 3/15/42	150,000	156,180
5.15% 11/15/46	1,266,000	1,298,751
5.15% 2/14/50	415,000	421,819
5.25% 3/1/37	150,000	159,122
5.30% 8/14/58	400,000	402,982
5.35% 9/1/40	338,000	357,880
5.45% 3/1/47	300,000	321,828
5.55% 8/15/41	40,000	43,620
5.70% 3/1/57	150,000	165,425
5.80% 2/15/19	150,000	155,702
5.875% 10/1/19	40,000	42,398
6.00% 8/15/40	200,000	227,069
6.35% 3/15/40	50,000	59,295
British Telecommunications
2.35% 2/14/19	300,000	300,400
9.125% 12/15/30	350,000	524,056
Cisco Systems
1.60% 2/28/19	275,000	273,862
1.85% 9/20/21	600,000	589,163
2.20% 2/28/21	150,000	149,592
2.45% 6/15/20	100,000	100,690
2.50% 9/20/26	300,000	290,529
2.60% 2/28/23	150,000	150,395
2.90% 3/4/21	615,000	626,492
2.95% 2/28/26	150,000	150,871
3.00% 6/15/22	60,000	61,199
3.50% 6/15/25	45,000	47,042
3.625% 3/4/24	100,000	105,435
4.45% 1/15/20	300,000	313,820
4.95% 2/15/19	450,000	464,672
5.50% 1/15/40	200,000	265,198
5.90% 2/15/39	300,000	410,986
Deutsche Telekom International Finance
6.00% 7/8/19	250,000	263,706
8.75% 6/15/30	460,000	682,066
Juniper Networks
3.125% 2/26/19	50,000	50,406
4.60% 3/15/21	100,000	104,808
5.95% 3/15/41	100,000	112,302
Koninklijke KPN 8.375% 10/1/30	100,000	137,661
Motorola Solutions
3.50% 3/1/23	100,000	100,822
4.00% 9/1/24	250,000	256,789
Orange
1.625% 11/3/19	150,000	148,198
4.125% 9/14/21	100,000	105,777
5.375% 1/13/42	100,000	121,067
9.00% 3/1/31	800,000	1,202,878

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Telecommunications (continued)
Rogers Communications
2.90% 11/15/26	200,000	$194,156
3.00% 3/15/23	125,000	124,928
3.625% 12/15/25	65,000	66,500
4.10% 10/1/23	300,000	315,180
4.50% 3/15/43	100,000	107,698
5.00% 3/15/44	100,000	115,931
7.50% 8/15/38	25,000	35,580
Telefonica Emisiones
5.134% 4/27/20	690,000	730,842
5.213% 3/8/47	300,000	341,804
5.462% 2/16/21	140,000	151,549
5.877% 7/15/19	100,000	105,169
7.045% 6/20/36	175,000	235,458
Telefonica Europe 8.25% 9/15/30	200,000	282,596
Telefonos de Mexico 5.50% 11/15/19	100,000	105,740
TELUS
2.80% 2/16/27	100,000	94,862
3.70% 9/15/27	100,000	102,472
Verizon Communications
1.75% 8/15/21	150,000	146,098
2.625% 8/15/26	230,000	217,047
2.946% 3/15/22	99,000	99,701
3.125% 3/16/22	150,000	152,235
3.45% 3/15/21	800,000	825,008
3.50% 11/1/24	900,000	917,474
3.85% 11/1/42	650,000	590,225
4.125% 3/16/27	200,000	208,942
4.125% 8/15/46	35,000	32,464
4.272% 1/15/36	904,000	902,110
4.40% 11/1/34	600,000	613,203
4.50% 8/10/33	170,000	178,804
4.522% 9/15/48	1,324,000	1,309,035
4.60% 4/1/21	250,000	266,165
4.672% 3/15/55	1,182,000	1,146,089
4.812% 3/15/39	300,000	314,917
5.012% 4/15/49	1,293,000	1,361,549
5.012% 8/21/54	500,000	515,040
5.15% 9/15/23	950,000	1,058,329
5.25% 3/16/37	600,000	661,858
5.50% 3/16/47	150,000	171,571
Vodafone Group
2.50% 9/26/22	300,000	297,969
2.95% 2/19/23	225,000	226,191
4.375% 2/19/43	150,000	155,206
5.45% 6/10/19	300,000	313,630
6.15% 2/27/37	700,000	880,675
7.875% 2/15/30	100,000	136,148

		42,608,301

LVIP SSGA Bond Index Fund–54

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Textiles–0.01%
Cintas No. 2
2.90% 4/1/22	100,000	$100,994
3.70% 4/1/27	100,000	104,251

		205,245

Toys, Games & Hobbies–0.01%
Hasbro
3.15% 5/15/21	75,000	75,590
3.50% 9/15/27	60,000	58,757
5.10% 5/15/44	65,000	68,468
6.35% 3/15/40	65,000	78,465

		281,280

Transportation–0.48%
Burlington Northern Santa Fe
3.00% 3/15/23	500,000	509,734
3.00% 4/1/25	250,000	252,161
3.05% 3/15/22	150,000	153,222
3.25% 6/15/27	100,000	102,416
3.45% 9/15/21	200,000	206,745
3.65% 9/1/25	100,000	105,262
3.85% 9/1/23	100,000	105,798
3.90% 8/1/46	105,000	111,724
4.125% 6/15/47	100,000	109,859
4.15% 4/1/45	114,000	124,191
4.40% 3/15/42	100,000	112,599
4.45% 3/15/43	100,000	112,952
4.70% 9/1/45	100,000	117,444
4.95% 9/15/41	100,000	118,942
5.05% 3/1/41	100,000	120,905
5.15% 9/1/43	150,000	185,890
5.75% 5/1/40	200,000	261,148
6.15% 5/1/37	100,000	134,298
Canadian National Railway
2.75% 3/1/26	50,000	49,687
2.95% 11/21/24	100,000	101,255
3.20% 8/2/46	100,000	97,184
5.55% 3/1/19	200,000	207,652
6.20% 6/1/36	100,000	135,743
6.25% 8/1/34	100,000	135,447
Canadian Pacific Railway
2.90% 2/1/25	150,000	149,054
4.45% 3/15/23	100,000	106,782
4.80% 9/15/35	65,000	75,951
4.80% 8/1/45	100,000	119,412
6.125% 9/15/2115	65,000	87,252
7.125% 10/15/31	150,000	205,732
7.25% 5/15/19	65,000	69,185
CSX
3.25% 6/1/27	100,000	100,104
3.35% 11/1/25	250,000	254,601
3.70% 10/30/20	275,000	284,269

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Transportation (continued)
CSX (continued)
3.70% 11/1/23	94,000	$97,643
3.80% 11/1/46	150,000	149,793
3.95% 5/1/50	90,000	89,956
4.10% 3/15/44	100,000	104,593
4.25% 11/1/66	100,000	100,433
4.40% 3/1/43	200,000	217,393
5.50% 4/15/41	200,000	248,041
6.15% 5/1/37	120,000	157,941
6.22% 4/30/40	100,000	133,526
FedEx
2.625% 8/1/22	55,000	55,055
3.20% 2/1/25	200,000	202,868
3.25% 4/1/26	150,000	151,409
3.30% 3/15/27	100,000	100,865
3.875% 8/1/42	100,000	99,952
4.00% 1/15/24	120,000	127,737
4.10% 4/15/43	100,000	102,562
4.10% 2/1/45	200,000	207,007
4.40% 1/15/47	100,000	107,146
4.55% 4/1/46	150,000	165,403
4.75% 11/15/45	350,000	393,489
4.90% 1/15/34	60,000	68,208
8.00% 1/15/19	100,000	105,864
Kansas City Southern
4.30% 5/15/43	100,000	105,527
4.95% 8/15/45	100,000	114,445
Norfolk Southern
2.90% 6/15/26	165,000	162,606
2.903% 2/15/23	121,000	121,720
3.00% 4/1/22	118,000	119,594
3.15% 6/1/27	50,000	49,974
3.25% 12/1/21	100,000	102,556
3.85% 1/15/24	150,000	158,471
3.942% 11/1/47	80,000	82,467
4.05% 8/15/52	132,000	137,460
4.45% 6/15/45	100,000	111,942
4.65% 1/15/46	100,000	114,672
4.837% 10/1/41	111,000	129,851
5.90% 6/15/19	100,000	105,164
Ryder System
2.25% 9/1/21	120,000	118,245
2.45% 9/3/19	250,000	250,372
2.80% 3/1/22	60,000	59,917
2.875% 9/1/20	50,000	50,376
3.45% 11/15/21	25,000	25,660
Union Pacific
2.75% 3/1/26	250,000	247,380
3.25% 1/15/25	495,000	507,257
3.25% 8/15/25	50,000	51,387
3.35% 8/15/46	150,000	145,238
3.375% 2/1/35	200,000	202,957

LVIP SSGA Bond Index Fund–55

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

Principal Amount°		Value (U.S. $)

CORPORATE BONDS (continued)
Transportation (continued)
Union Pacific (continued)
3.60% 9/15/37	40,000	$41,529
3.646% 2/15/24	185,000	194,612
3.799% 10/1/51	332,000	339,467
3.875% 2/1/55	94,000	95,784
4.00% 2/1/21	65,000	68,070
4.00% 4/15/47	100,000	108,471
4.05% 11/15/45	50,000	54,180
4.10% 9/15/67	65,000	68,035
4.163% 7/15/22	190,000	203,784
4.375% 11/15/65	30,000	32,865
United Parcel Service
2.35% 5/16/22	250,000	249,030
2.40% 11/15/26	150,000	143,078
2.45% 10/1/22	125,000	124,782
3.125% 1/15/21	350,000	358,770
3.40% 11/15/46	150,000	145,474
3.625% 10/1/42	75,000	76,159
3.75% 11/15/47	150,000	155,293
4.875% 11/15/40	55,000	65,928
5.125% 4/1/19	200,000	207,474
6.20% 1/15/38	255,000	351,652

		14,671,159

Trucking & Leasing–0.01%
GATX
2.50% 3/15/19	167,000	166,991
2.60% 3/30/20	100,000	100,029
3.25% 9/15/26	50,000	48,824
3.85% 3/30/27	50,000	50,932
5.20% 3/15/44	50,000	57,825

		424,601

Water–0.03%
American Water Capital
2.95% 9/1/27	180,000	178,362
3.75% 9/1/47	250,000	258,660
3.85% 3/1/24	250,000	263,030
4.00% 12/1/46	50,000	53,516
4.30% 12/1/42	100,000	110,578
United Utilities 5.375% 2/1/19	100,000	103,081

		967,227

Total Corporate Bonds (Cost $784,005,423)		817,895,516

MUNICIPAL BONDS–0.64%
American Municipal Power, Ohio Taxable Build America Bonds
Series B 6.449% 2/15/44	50,000	68,869
Series B 7.834% 2/15/41	55,000	86,063
Series B 8.084% 2/15/50	800,000	1,367,472

Principal Amount°		Value (U.S. $)

MUNICIPAL BONDS (continued)
Bay Area Toll Authority, California Toll Bridge Revenue Taxable Build America Bonds
Series F-2 6.263% 4/1/49	200,000	$296,408
Series S1 6.918% 4/1/40	100,000	144,623
Series S1 7.043% 4/1/50	100,000	158,477
California State Department of Water Resources Power Supply Revenue Series P 2.00% 5/1/22	100,000	97,819
California State Taxable Build America Bonds
7.30% 10/1/39	1,100,000	1,644,962
7.60% 11/1/40	80,000	128,095
7.625% 3/1/40	85,000	133,310
7.95% 3/1/36	100,000	111,717
California State University Systemwide- Taxable Series B 3.899% 11/1/47	50,000	52,757
California State Various Purposes Taxable Build America Bonds
6.20% 10/1/19	100,000	107,211
7.50% 4/1/34	325,000	482,297
7.55% 4/1/39	600,000	946,578
Central Puget Sound Regional Transit Authority, Washington Sales & Use Tax Revenue Taxable Build America Bonds 5.491% 11/1/39	50,000	64,130
Chicago, Illinios Taxable Build America Bonds
Series B 7.375% 1/1/33	100,000	115,899
Series B 7.75% 1/1/42	100,000	111,191
Chicago, Illinois Transit Authority Sales & Transfer Tax Receipts Revenue
(Taxable Pension Funding) Series A 6.899% 12/1/40	100,000	135,876
(Taxable Retiree Health) Series B 6.899% 12/1/40	40,000	54,350
City of Houston, Texas Pension Obiligation Bonds Taxable Series 2017 3.961% 3/1/47	100,000	103,096
Clark County, Nevada Airport Revenue Taxable Build America Bonds
Series B 6.881% 7/1/42	50,000	53,683
Series C 6.82% 7/1/45	75,000	117,333
Commonwealth of Massachusetts Consolidated Loan Taxable Build America Bonds
4.91% 5/1/29	100,000	117,589
Series E 4.20% 12/1/21	100,000	104,927
Series E 5.456% 12/1/39	100,000	127,726
Connecticut State Taxable Build America Bonds
Series A 5.85% 3/15/32	100,000	120,492
Series D 5.09% 10/1/30	200,000	222,266
Dallas Area, Texas Rapid Transit Sales Tax Revenue Taxable Build America Bonds 5.999% 12/1/44	200,000	276,742

LVIP SSGA Bond Index Fund–56

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

MUNICIPAL BONDS (continued)
Dallas, Texas Independent School District Taxable Build America Bonds Series C 6.45% 2/15/35 (PSF-GTD)	100,000	$111,650
East Bay, California Municipal Utility District Water System Revenue Taxable Build America Bonds Surbordinate Series 5.874% 6/1/40	100,000	134,308
Greater Chicago, Illinois Metropolitan Water Reclaimation District (Direct Payment) Taxable Build America Bonds Class BAB 5.72% 12/1/38	150,000	195,533
Illinois State Taxable Pension
4.95% 6/1/23	100,000	104,426
5.10% 6/1/33	800,000	800,072
Kansas Development Finance Authority Series H 4.927% 4/15/45	100,000	114,297
Los Angeles, California Community College District Taxable Build America Bonds 6.75% 8/1/49	100,000	155,705
Los Angeles, California County Public Works Financing Authority 7.618% 8/1/40	100,000	155,715
Los Angeles, California Unified School District Taxable Build America Bonds 6.758% 7/1/34	315,000	435,935
Metropolitan Government of Nashville & Davidson County, Tennessee Convention Center Authority Taxable Build America Bonds
Series B 4.053% 7/1/26	10,000	10,633
Series B 6.731% 7/1/43	50,000	69,184
Metropolitan Transportation Authority, New York Revenue Taxable Build America Bonds
5.871% 11/15/39	100,000	129,172
6.668% 11/15/39	130,000	184,454
Series E 6.814% 11/15/40	500,000	716,320
Mississippi State Taxable Build America Bonds Series F 5.245% 11/1/34	100,000	119,922
Missouri State Health & Educational Facilities Authority Taxable (Washington Univesity) Series A 3.652% 8/15/57	150,000	153,092
Municipal Electric Authority, Georgia Taxable Build America Bonds (Plant Vogtle Units 3 & 4 Project)
6.637% 4/1/57	150,000	192,813
6.655% 4/1/57	125,000	157,884
7.055% 4/1/57	100,000	123,566
New Jersey Economic Development Authority
Series A 7.425% 2/15/29 (NATL)	225,000	281,797
^Series B 0.623% 2/15/22 (AGM)	200,000	175,844

	Principal Amount°	Value (U.S. $)

MUNICIPAL BONDS (continued)
New Jersey State Transportation Trust Fund Authority Taxable Build America Bonds
Series B 6.561% 12/15/40	100,000	$132,864
Series C 5.754% 12/15/28	100,000	114,966
Series C 6.104% 12/15/28	200,000	210,002
New Jersey State Turnpike Authority Revenue Taxable Build America Bonds
Series A 7.102% 1/1/41	350,000	524,199
Series F 7.414% 1/1/40	90,000	139,266
New York City, New York Municipal Water Finance Authority Taxable Build America Bonds
5.724% 6/15/42	65,000	88,364
5.75% 6/15/41	100,000	136,911
5.952% 6/15/42	100,000	140,129
6.011% 6/15/42	35,000	49,389
New York City, New York Taxable Build America Bonds
5.517% 10/1/37	85,000	107,469
Series A2 5.206% 10/1/31	100,000	117,101
Series F-1 6.271% 12/1/37	100,000	135,345
New York City, New York Transitional Finance Authority Taxable Build America Bonds (Future Tax Secured Revenue)
5.508% 8/1/37	200,000	255,044
5.572% 11/1/38	65,000	82,503
New York State Dormitory Authority Taxable Build America Bonds 5.60% 3/15/40	100,000	128,687
New York State Urban Development Taxable Build America Bonds 5.77% 3/15/39	50,000	61,233
Ohio State University Taxable Build America Bonds
Series A 3.798% 12/1/46	100,000	103,676
Series C 4.91% 6/1/40	100,000	121,493
Oregon School Boards Association Taxable Pension Series B 5.55% 6/30/28 (NATL)	250,000	291,558
Oregon State Department of Transportation Highway User Tax Revenue (Direct Payment) Taxable Build America Bonds Series A Sub-Lien 5.834% 11/15/34	75,000	96,807
Pennsylvania State Public School Building Authority Revenue Qualified School Construction Bond Taxable (Direct Subsidy) Series A 5.00% 9/15/27	100,000	112,014
Pennsylvania State Turnpike Commission Revenue Taxable Build America Bonds Series B 5.511% 12/1/45	150,000	196,803

LVIP SSGA Bond Index Fund–57

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

MUNICIPAL BONDS (continued)
Port Authority of New York & New Jersey Consolidated
Series 165th 5.647% 11/1/40	250,000	$328,778
Series 168th 4.926% 10/1/51	350,000	433,990
Series 174th 4.458% 10/1/62	250,000	289,845
Series 181st 4.96% 8/1/46	155,000	192,718
Series 192nd 4.81% 10/15/65	250,000	305,828
Rutgers State University of New Jersey Taxable Build America Bonds 5.665% 5/1/40	155,000	190,816
Salt River Project, Arizona Agricultural Improvement & Power District Electric Taxable Build America Bonds 4.839% 1/1/41	60,000	72,421
San Antonio, Texas Electric & Gas Systems Revenue Taxable Build America Bonds
4.427% 2/1/42	250,000	289,540
5.985% 2/1/39	50,000	67,496
San Diego County, California Regional Transportation Commission Taxable Build America Bond 5.911% 4/1/48	100,000	137,306
San Diego County, California Water Authority Financing Agency Revenue Taxable Build America Bonds Series B 6.138% 5/1/49	100,000	141,670
South Carolina State Public Service Authority Taxable Obligations Series D 2.388% 12/1/23	150,000	142,952
Texas State Taxable Build America Bonds 5.517% 4/1/39	100,000	131,626
Texas State Transportation Commission State Highway Fund RevenueTaxable Build America (1st Tier-Direct Payment) Series B 5.178% 4/1/30	200,000	240,702
University of California General Taxable
Series AD 4.858% 5/15/2112	250,000	280,323
Series AQ 4.767% 5/15/2115	250,000	274,585
Series AX 3.063% 7/1/25	100,000	101,219
University of California Regents Medical Center Pooled Revenue Build America Bonds Series H 6.548% 5/15/48	100,000	142,169
University of Texas Board of Regents System Permanent Fund Taxable Build America Bonds Series 2017A 3.376% 7/1/47	40,000	40,326
University of Texas University Revenues Taxable Financing System
Series C 4.794% 8/15/46	90,000	108,389
Series A 3.354% 8/15/47	100,000	100,930
University of Virginia Taxable Series C 4.179% 9/1/2117	50,000	52,397

	Principal Amount°	Value (U.S. $)

MUNICIPAL BONDS (continued)
Utah State Taxable Build America Bonds
Series B 3.539% 7/1/25	100,000	$104,346
Series D 4.554% 7/1/24	60,000	64,962

Total Municipal Bonds (Cost $16,115,660)		19,655,437

NON-AGENCY ASSET-BACKED SECURITIES–0.50%
Ally Master Owner Trust Series 2015-2 A2 1.83% 1/15/21	700,000	698,371
American Express Credit Account Master Trust Series 2017-1 A 1.93% 9/15/22	1,000,000	995,394
AmeriCredit Automobile Receivables Trust Series 2017-4 A3 2.04% 7/18/22	665,000	662,142
BA Credit Card Trust Series 2017-A1 A1 1.95% 8/15/22	350,000	348,435
BMW Vehicle Lease Trust Series 2017-1 A3 1.98% 5/20/20	750,000	748,948
Capital One Multi-Asset Execution Trust Series 2015-A2 A2 2.08% 3/15/23	1,600,000	1,595,866
CarMax Auto Owner Trust Series 2017-4 C 2.70% 10/16/23	125,000	124,014
Chase Issuance Trust Series 2014-A2 A2 2.77% 3/15/23	1,100,000	1,116,145
Citibank Credit Card Issuance Trust
Series 2007-A3 A3 6.15% 6/15/39	750,000	1,002,701
Series 2014-A5 A5 2.68% 6/7/23	1,000,000	1,010,917
Discover Card Execution Note Trust Series 2014-A4 A4 2.12% 12/15/21	1,000,000	1,000,479
Ford Credit Auto Owner Trust Series 2017-A A3 1.67% 6/15/21	700,000	695,620
Ford Credit Floorplan Master Owner Trust
Series 2017-2 A1 2.16% 9/15/22	250,000	249,043
Series 2017-3 A 2.48% 9/15/24	550,000	546,974
Honda Auto Receivables Owner Trust Series 2016-1 A4 1.38% 4/18/22	1,285,000	1,274,263
Santander Drive Auto Receivables Trust
Series 2014-3 D 2.65% 8/17/20	860,000	862,667
Series 2016-3 C 2.46% 3/15/22	1,000,000	1,000,131
Synchrony Credit Card Master Note Trust Series 2016-2 A 2.21% 5/15/24	600,000	596,450
Toyota Auto Receivables Owner Trust Series 2017-B A3 1.76% 7/15/21	700,000	695,386

Total Non-Agency Asset-Backed Securities (Cost $15,210,453)		15,223,946

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–1.15%
BANK
Series 2017-BNK7 A2 3.061% 9/15/60	500,000	506,465
Series 2017-BNK7 A4 3.175% 9/15/60	500,000	501,432

LVIP SSGA Bond Index Fund–58

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
CD Mortgage Trust
Series 2017-CD3 A4 3.631% 2/10/50	400,000	$417,513
Series 2017-CD6 A5 3.456% 11/13/50	380,000	391,248
Citigroup Commercial Mortgage Trust
Series 2012-GC8 A4 3.024% 9/10/45	1,250,000	1,267,284
Series 2013-GC11 AS 3.422% 4/10/46	770,000	776,673
Series 2013-GC15 A3 4.095% 9/10/46	800,000	852,504
•Series 2015-GC33 B 4.57% 9/10/58	500,000	529,278
COMM Mortgage Trust
Series 2013-LC6 AM 3.282% 1/10/46	1,000,000	1,010,448
Series 2014-CR17 A5 3.977% 5/10/47	1,365,000	1,443,073
Series 2014-UBS3 A4 3.819% 6/10/47	1,500,000	1,573,743
Series 2015-CR26 A3 3.359% 10/10/48	1,000,000	1,025,646
Series 2015-LC21 A4 3.708% 7/10/48	1,000,000	1,044,312
♦Commercial Mortgage Pass Through Certificates Series 2014-CR14 A3 3.955% 2/10/47	545,000	574,890
CSAIL Commercial Mortgage Trust
Series 2015-C3 A4 3.718% 8/15/48	1,000,000	1,040,139
Series 2017-CX10 A5 3.458% 11/15/50	500,000	512,274
GS Mortgage Securities Trust
Series 2013-GC12 A3 2.86% 6/10/46	1,500,000	1,505,695
Series 2015-GC28 A5 3.396% 2/10/48	1,500,000	1,534,323
JPM-BB Commercial Mortgage Securities Trust
•Series 2013-C14 AS 4.409% 8/15/46	1,475,000	1,564,922
Series 2016-C1 A5 3.576% 3/15/49	2,000,000	2,071,498
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2013-C10 ASB 2.702% 12/15/47	984,501	989,181
Series 2016-JP2 B 3.46% 8/15/49	1,163,000	1,141,884
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C9 A4 3.102% 5/15/46	725,000	735,898
Series 2014-C17 A2 3.119% 8/15/47	1,000,000	1,011,010
Series 2015-C24 A4 3.732% 5/15/48	1,250,000	1,310,680
Series 2015-C25 ASB 3.383% 10/15/48	800,000	820,069
Morgan Stanley Capital I Trust Series 2015-MS1 A3 3.51% 5/15/48	500,000	517,350
UBS Commercial Mortgage Trust 3.563% 10/15/50	580,000	597,829
UBS-Barclays Commercial Mortgage Trust Series 2012-C2 A4 3.525% 5/10/63	1,000,000	1,032,816
Wells Fargo Commercial Mortgage Trust
•Series 2013-LC12 B 4.291% 7/15/46	400,000	408,665
Series 2015-C30 A3 3.411% 9/15/58	500,000	512,356
Series 2015-C30 A4 3.664% 9/15/58	1,000,000	1,040,739
Series 2015-LC20 A2 2.678% 4/15/50	600,000	603,530
Series 2015-P2 A4 3.809% 12/15/48	665,000	699,882
Series 2016-C34 A2 2.603% 6/15/49	600,000	599,677
Series 2017-C41 A4 3.472% 11/15/50	350,000	359,305
WFRBS Commercial Mortgage Trust Series 2012-C9 A3 2.87% 11/15/45	940,000	946,282

	Principal Amount°	Value (U.S. $)

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
WFRBS Commercial Mortgage Trust (continued)
•Series 2013-C15 C 4.481% 8/15/46	1,000,000	$1,011,199
Series 2014-C22 A5 3.752% 9/15/57	1,000,000	1,044,987

Total Non-Agency Commercial Mortgage-Backed Securities (Cost $35,573,977)		35,526,699

ΔREGIONAL BONDS–0.23%
Canada–0.23%
Province of Alberta Canada 2.20% 7/26/22	500,000	493,035
Province of British Columbia Canada
2.00% 10/23/22	150,000	147,183
6.50% 1/15/26	100,000	127,574
7.25% 9/1/36	100,000	156,793
Province of Manitoba Canada 2.10% 9/6/22	63,000	61,681
Province of Ontario Canada
1.625% 1/18/19	900,000	896,763
1.65% 9/27/19	100,000	99,150
1.875% 5/21/20	500,000	495,612
2.20% 10/3/22	500,000	492,614
2.40% 2/8/22	750,000	748,019
2.45% 6/29/22	150,000	149,595
4.00% 10/7/19	200,000	206,275
4.40% 4/14/20	400,000	419,085
Province of Quebec Canada
2.50% 4/20/26	1,000,000	979,157
2.625% 2/13/23	350,000	350,211
2.75% 4/12/27	300,000	297,880
3.50% 7/29/20	300,000	309,394
7.50% 7/15/23	200,000	246,993
7.50% 9/15/29	175,000	249,264
Province of Saskatchewan Canada 8.50% 7/15/22	100,000	123,870

		7,050,148

Japan–0.00%
Japan Finance Organization for Municipalities 4.00% 1/13/21	100,000	103,906

		103,906

Total Regional Bonds (Cost $7,064,571)		7,154,054

ΔSOVEREIGN BONDS–1.41%
Canada–0.08%
Canada Government International Bonds
1.625% 2/27/19	1,000,000	996,699
2.00% 11/15/22	290,000	286,551
Export Development Canada
1.50% 5/26/21	200,000	195,427

LVIP SSGA Bond Index Fund–59

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

Principal Amount°		Value (U.S. $)

ΔSOVEREIGN BONDS (continued)
Canada (continued)
Export Development Canada (continued)
1.75% 7/21/20	1,000,000	$992,131

		2,470,808

Chile–0.03%
Chile Government International Bonds
2.25% 10/30/22	100,000	98,900
3.125% 1/21/26	826,000	839,423

		938,323

Colombia–0.12%
Colombia Government International Bonds
2.625% 3/15/23	700,000	685,563
3.875% 4/25/27	350,000	356,737
4.00% 2/26/24	250,000	259,563
5.00% 6/15/45	500,000	530,000
6.125% 1/18/41	200,000	242,000
7.375% 3/18/19	700,000	743,050
7.375% 9/18/37	500,000	678,000
8.125% 5/21/24	250,000	316,363

		3,811,276

Hungary–0.10%
Hungary Government International Bonds
5.375% 3/25/24	700,000	793,229
6.375% 3/29/21	1,150,000	1,278,800
7.625% 3/29/41	700,000	1,099,112

		3,171,141

Iraq–0.02%
Iraq Government AID Bond 2.149% 1/18/22	695,000	693,619

		693,619

Israel–0.04%
Israel Government AID Bond 5.50% 4/26/24	200,000	235,250
Israel Government International Bonds
2.875% 3/16/26	200,000	200,123
3.15% 6/30/23	200,000	204,860
4.00% 6/30/22	150,000	159,344
4.50% 1/30/43	200,000	218,788
5.125% 3/26/19	175,000	182,034

		1,200,399

Italy–0.04%
Republic of Italy Government International Bonds
5.375% 6/15/33	800,000	949,022
6.875% 9/27/23	350,000	414,085

		1,363,107

Japan–0.14%
Japan Bank for International Cooperation
1.75% 5/29/19	200,000	198,406

Principal Amount°		Value (U.S. $)

ΔSOVEREIGN BONDS (continued)
Japan (continued)
Japan Bank for International Cooperation (continued)
1.875% 4/20/21	300,000	$293,247
2.00% 11/4/21	200,000	196,175
2.125% 6/1/20	200,000	198,866
2.125% 7/21/20	200,000	198,546
2.125% 11/16/20	200,000	198,382
2.25% 11/4/26	200,000	192,415
2.375% 7/21/22	300,000	295,976
2.375% 11/16/22	200,000	197,977
2.375% 4/20/26	300,000	291,353
2.50% 6/1/22	200,000	199,281
2.50% 5/28/25	700,000	687,959
2.75% 11/16/27	200,000	200,068
2.875% 6/1/27	350,000	352,892
2.875% 7/21/27	200,000	201,507
3.375% 7/31/23	200,000	207,206
Japan International Cooperation Agency
2.125% 10/20/26	200,000	188,790

		4,299,046

Mexico–0.24%
Mexico Government International Bonds
3.50% 1/21/21	420,000	435,330
3.60% 1/30/25	1,400,000	1,422,400
3.625% 3/15/22	868,000	904,022
4.00% 10/2/23	550,000	576,950
4.125% 1/21/26	285,000	297,469
4.15% 3/28/27	370,000	384,153
4.35% 1/15/47	200,000	191,500
4.75% 3/8/44	1,000,000	1,013,500
5.75% 10/12/2110	800,000	856,000
6.05% 1/11/40	475,000	561,331
6.75% 9/27/34	500,000	652,500

		7,295,155

Panama–0.06%
Panama Government International Bonds
3.875% 3/17/28	300,000	314,250
5.20% 1/30/20	800,000	845,200
6.70% 1/26/36	200,000	267,200
7.125% 1/29/26	100,000	128,750
8.875% 9/30/27	100,000	145,500
9.375% 4/1/29	100,000	152,000

		1,852,900

Peru–0.06%
Peruvian Government International Bonds
4.125% 8/25/27	350,000	381,150
5.625% 11/18/50	100,000	128,550
6.55% 3/14/37	500,000	678,750
7.125% 3/30/19	225,000	240,863
7.35% 7/21/25	100,000	129,800

LVIP SSGA Bond Index Fund–60

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

ΔSOVEREIGN BONDS (continued)
Peru (continued)
Peruvian Government International Bonds (continued)
8.75% 11/21/33	200,000	$315,500

		1,874,613

Philippines–0.14%
Philippine Government International Bonds
3.70% 2/2/42	200,000	199,135
3.95% 1/20/40	500,000	515,951
5.00% 1/13/37	500,000	592,407
7.75% 1/14/31	1,000,000	1,427,540
8.375% 6/17/19	1,000,000	1,092,436
9.50% 2/2/30	300,000	475,080

		4,302,549

Poland–0.08%
Republic of Poland Government International Bonds
3.00% 3/17/23	250,000	254,593
3.25% 4/6/26	400,000	409,292
5.00% 3/23/22	500,000	548,134
5.125% 4/21/21	700,000	758,548
6.375% 7/15/19	380,000	403,174

		2,373,741

Republic of Korea–0.13%
Export-Import Bank of Korea
1.75% 5/26/19	300,000	296,750
2.125% 1/25/20	200,000	197,568
2.375% 8/12/19	800,000	797,310
2.625% 5/26/26	300,000	286,719
2.75% 1/25/22	200,000	197,854
2.875% 1/21/25	500,000	488,874
3.25% 11/10/25	200,000	199,826
4.00% 1/29/21	100,000	103,115
5.00% 4/11/22	250,000	269,629
5.125% 6/29/20	100,000	105,500
Korea International Bonds
2.75% 1/19/27	500,000	491,423
3.875% 9/11/23	200,000	209,570
7.125% 4/16/19	200,000	212,260

		3,856,398

Sweden–0.03%
Svensk Exportkredit
1.25% 4/12/19	600,000	594,413
1.875% 6/23/20	400,000	397,514

		991,927

Ukraine–0.03%
Ukraine Government AID Bond
1.847% 5/29/20	753,000	752,568

		752,568

	Principal Amount°	Value (U.S. $)

ΔSOVEREIGN BONDS (continued)
Uruguay–0.07%
Uruguay Government International Bonds
4.375% 10/27/27	300,000	$322,193
5.10% 6/18/50	1,000,000	1,112,500
7.625% 3/21/36	250,000	357,450
8.00% 11/18/22	200,000	242,100

		2,034,243

Total Sovereign Bonds (Cost $41,930,487)		43,281,813

SUPRANATIONAL BANKS–1.52%
African Development Bank
1.00% 5/15/19	400,000	394,850
1.125% 3/4/19	600,000	594,417
1.125% 9/20/19	400,000	393,950
1.875% 3/16/20	500,000	498,023
2.125% 11/16/22	350,000	346,048
Andina de Fomento
2.00% 5/10/19	300,000	299,322
2.20% 7/18/20	300,000	298,035
4.375% 6/15/22	250,000	266,973
8.125% 6/4/19	140,000	151,397
Asian Development Bank
1.00% 8/16/19	100,000	98,428
1.375% 1/15/19	800,000	795,577
1.375% 3/23/20	200,000	197,170
1.625% 3/16/21	400,000	393,240
1.75% 3/21/19	350,000	349,265
1.75% 1/10/20	1,000,000	994,836
1.75% 8/14/26	100,000	94,051
1.875% 4/12/19	300,000	299,718
1.875% 2/18/22	600,000	590,817
2.00% 4/24/26	600,000	577,081
2.375% 8/10/27	250,000	246,046
2.50% 11/2/27	2,000,000	1,988,583
2.625% 1/12/27	1,000,000	1,004,722
Council of Europe Development Bank
1.75% 11/14/19	400,000	397,885
1.875% 1/27/20	450,000	448,137
European Bank for Reconstruction & Development
0.875% 7/22/19	100,000	98,329
1.50% 3/16/20	250,000	246,996
1.875% 2/23/22	400,000	393,472
European Investment Bank
1.125% 8/15/19	200,000	197,242
1.25% 5/15/19	500,000	495,229
1.25% 12/16/19	1,000,000	984,940
1.625% 3/16/20	1,500,000	1,485,981
1.625% 6/15/21	600,000	588,032
1.75% 6/17/19	1,500,000	1,495,249
1.875% 3/15/19	500,000	499,500

LVIP SSGA Bond Index Fund–61

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

SUPRANATIONAL BANKS (continued)
European Investment Bank (continued)
2.00% 3/15/21	800,000	$795,059
2.25% 8/15/22	1,000,000	996,007
2.375% 6/15/22	1,000,000	1,001,953
2.50% 4/15/21	1,500,000	1,513,525
2.875% 9/15/20	350,000	356,955
3.25% 1/29/24	1,400,000	1,458,533
4.00% 2/16/21	400,000	421,869
4.875% 2/15/36	700,000	918,040
FMS Wertmanagement
1.375% 6/8/21	500,000	486,283
2.00% 8/1/22	800,000	789,167
Inter-American Development Bank
1.00% 5/13/19	300,000	296,260
1.25% 9/14/21	700,000	677,832
1.375% 7/15/20	1,250,000	1,229,391
1.625% 5/12/20	600,000	594,569
1.875% 3/15/21	500,000	495,677
2.00% 6/2/26	250,000	240,364
2.125% 11/9/20	400,000	400,504
3.00% 10/4/23	500,000	515,815
3.00% 2/21/24	400,000	414,654
3.20% 8/7/42	100,000	101,671
3.875% 2/14/20	200,000	207,488
3.875% 10/28/41	100,000	114,536
4.375% 1/24/44	56,000	68,527
International Bank for Reconstruction & Development
0.875% 8/15/19	1,000,000	982,571
1.125% 11/27/19	1,000,000	983,586
1.25% 7/26/19	500,000	494,565
1.375% 5/24/21	300,000	292,162
1.375% 9/20/21	300,000	290,982
1.625% 3/9/21	1,000,000	983,755
1.625% 2/10/22	600,000	584,858
1.875% 3/15/19	1,000,000	999,549
1.875% 10/7/19	700,000	698,661
1.875% 4/21/20	1,000,000	996,094
2.125% 11/1/20	1,000,000	1,000,220
2.125% 12/13/21	500,000	497,799
2.125% 2/13/23	100,000	98,641
2.50% 11/25/24	900,000	901,456
2.50% 7/29/25	1,200,000	1,199,760
2.50% 11/22/27	350,000	348,369
4.75% 2/15/35	50,000	64,373
7.625% 1/19/23	100,000	124,734
International Finance
1.125% 7/20/21	200,000	192,555
1.625% 7/16/20	700,000	692,588
1.75% 9/16/19	400,000	398,267
1.75% 3/30/20	500,000	496,917
Nordic Investment Bank
1.125% 2/25/19	600,000	594,713

	Principal Amount°	Value (U.S. $)

SUPRANATIONAL BANKS (continued)
Nordic Investment Bank (continued)
1.625% 11/20/20	200,000	$197,255
2.25% 9/30/21	200,000	199,953

Total Supranational Banks (Cost $46,705,803)		46,612,603

U.S. TREASURY OBLIGATIONS–36.78%
U.S. Treasury Bonds
2.25% 8/15/46	8,000,000	7,216,878
2.50% 2/15/45	12,900,000	12,300,856
2.50% 2/15/46	6,350,000	6,044,406
2.50% 5/15/46	7,200,000	6,849,284
2.75% 8/15/42	2,600,000	2,618,840
2.75% 11/15/42	3,500,000	3,523,311
2.75% 8/15/47	4,200,000	4,206,152
2.75% 11/15/47	7,500,000	7,513,477
2.875% 5/15/43	13,500,000	13,884,697
2.875% 8/15/45	1,200,000	1,230,984
3.00% 5/15/42	2,850,000	3,000,516
3.00% 11/15/45	8,100,000	8,508,481
3.00% 2/15/47	9,700,000	10,203,377
3.00% 5/15/47	5,700,000	5,994,017
3.125% 11/15/41	4,000,000	4,301,250
3.125% 2/15/42	3,050,000	3,279,524
3.125% 2/15/43	9,000,000	9,671,308
3.125% 8/15/44	21,000,000	22,575,821
3.50% 2/15/39	2,650,000	3,027,625
3.625% 8/15/43	5,000,000	5,836,914
3.625% 2/15/44	3,000,000	3,507,305
3.75% 8/15/41	3,850,000	4,563,528
3.875% 8/15/40	3,750,000	4,519,409
4.25% 11/15/40	4,000,000	5,081,328
4.375% 5/15/40	2,500,000	3,224,317
4.375% 5/15/41	2,750,000	3,558,887
4.50% 8/15/39	3,350,000	4,377,181
4.625% 2/15/40	4,100,000	5,453,560
4.75% 2/15/41	3,750,000	5,091,431
5.00% 5/15/37	1,000,000	1,371,484
5.25% 11/15/28	500,000	634,414
5.375% 2/15/31	500,000	664,522
5.50% 8/15/28	500,000	643,584
6.125% 8/15/29	300,000	411,779
U.S. Treasury Notes
0.75% 8/15/19	14,000,000	13,754,180
0.875% 7/31/19	6,000,000	5,910,000
1.00% 11/30/19	28,500,000	28,034,091
1.125% 2/28/19	5,000,000	4,959,571
1.125% 5/31/19	2,000,000	1,980,273
1.125% 4/30/20	17,000,000	16,699,180
1.125% 6/30/21	7,000,000	6,780,157
1.125% 8/31/21	12,000,000	11,594,063
1.25% 3/31/19	15,000,000	14,891,016

LVIP SSGA Bond Index Fund–62

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Notes (continued)
1.25% 5/31/19	15,000,000	$14,877,833
1.25% 6/30/19	3,000,000	2,973,750
1.25% 8/31/19	27,000,000	26,727,891
1.25% 3/31/21	10,000,000	9,754,688
1.375% 7/31/19	23,000,000	22,829,296
1.375% 9/30/19	17,000,000	16,855,235
1.375% 1/15/20	4,000,000	3,959,219
1.375% 1/31/20	23,000,000	22,760,117
1.375% 2/29/20	10,000,000	9,888,477
1.375% 3/31/20	18,000,000	17,791,524
1.375% 8/31/20	15,000,000	14,782,910
1.375% 1/31/21	14,000,000	13,735,313
1.375% 6/30/23	9,400,000	8,981,407
1.50% 5/31/20	7,000,000	6,932,051
1.50% 8/15/20	7,000,000	6,923,438
1.50% 2/28/23	12,000,000	11,581,406
1.50% 3/31/23	4,500,000	4,338,896
1.50% 8/15/26	11,000,000	10,234,731
1.625% 4/30/19	13,000,000	12,961,575
1.625% 6/30/19	16,000,000	15,946,563
1.625% 8/31/19	11,000,000	10,956,387
1.625% 11/30/20	11,000,000	10,891,289
1.625% 8/31/22	9,000,000	8,778,515
1.625% 11/15/22	16,750,000	16,325,034
1.625% 5/31/23	16,000,000	15,501,250
1.625% 10/31/23	18,000,000	17,380,546
1.625% 2/15/26	11,000,000	10,390,059
1.625% 5/15/26	6,500,000	6,123,330
1.75% 11/30/19	9,000,000	8,978,379
1.75% 11/15/20	11,500,000	11,435,313
1.75% 12/31/20	8,000,000	7,945,469
1.75% 5/15/22	9,000,000	8,856,035
1.75% 5/15/23	25,000,000	24,389,648
1.875% 12/15/20	8,000,000	7,977,656
1.875% 2/28/22	4,000,000	3,957,188
1.875% 3/31/22	15,000,000	14,832,716
2.00% 9/30/20	14,000,000	14,021,328
2.00% 8/31/21	5,000,000	4,984,278
2.00% 11/15/21	4,700,000	4,686,597
2.00% 2/15/22	8,000,000	7,962,969
2.00% 2/15/23	14,150,000	14,007,395
2.00% 4/30/24	8,000,000	7,856,875
2.00% 5/31/24	10,000,000	9,814,844
2.00% 2/15/25	11,000,000	10,754,863
2.00% 11/15/26	5,000,000	4,839,649
2.125% 8/31/20	19,000,000	19,090,919
2.125% 8/15/21	7,500,000	7,512,012
2.125% 12/31/22	3,000,000	2,987,930
2.125% 11/30/23	22,000,000	21,823,828
2.125% 2/29/24	12,000,000	11,883,281
2.125% 9/30/24	7,000,000	6,913,047
2.125% 11/30/24	9,000,000	8,883,105

	Principal Amount°	Value (U.S. $)

U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Notes (continued)
2.25% 3/31/21	7,700,000	$7,752,336
2.25% 4/30/21	10,000,000	10,067,969
2.25% 12/31/24	10,000,000	9,947,266
2.25% 11/15/25	15,000,000	14,870,801
2.25% 2/15/27	16,000,000	15,792,813
2.25% 8/15/27	15,000,000	14,791,407
2.25% 11/15/27	5,000,000	4,930,274
2.375% 8/15/24	35,000,000	35,117,579
2.375% 5/15/27	8,500,000	8,477,090
2.50% 8/15/23	18,250,000	18,500,582
2.625% 8/15/20	6,000,000	6,105,820
2.625% 11/15/20	6,500,000	6,618,067
2.75% 2/15/19	1,500,000	1,515,117
2.75% 11/15/23	5,000,000	5,136,328
2.75% 2/15/24	26,000,000	26,687,071
3.125% 5/15/19	4,000,000	4,068,984
3.125% 5/15/21	3,500,000	3,622,158
3.375% 11/15/19	6,500,000	6,679,893
3.50% 5/15/20	4,000,000	4,146,875
3.625% 8/15/19	5,500,000	5,653,828
3.625% 2/15/20	6,000,000	6,215,860
3.625% 2/15/21	9,000,000	9,439,980
6.00% 2/15/26	750,000	951,064
6.125% 11/15/27	800,000	1,060,500
6.25% 8/15/23	1,600,000	1,938,594
6.625% 2/15/27	750,000	1,011,314
6.75% 8/15/26	500,000	670,879
6.875% 8/15/25	1,000,000	1,316,699
7.125% 2/15/23	1,000,000	1,237,148
7.25% 8/15/22	500,000	612,256
7.50% 11/15/24	500,000	664,336
7.625% 11/15/22	500,000	626,133
7.625% 2/15/25	500,000	673,584
7.875% 2/15/21	750,000	883,594
8.00% 11/15/21	1,700,000	2,071,775
8.125% 8/15/19	750,000	824,561
8.125% 5/15/21	500,000	598,496
8.125% 8/15/21	700,000	847,766
8.50% 2/15/20	150,000	170,766
8.75% 5/15/20	900,000	1,043,842
8.75% 8/15/20	800,000	938,500
8.875% 2/15/19	750,000	809,180

Total U.S. Treasury Obligations (Cost $1,123,505,865)		1,132,160,117

LVIP SSGA Bond Index Fund–63

LVIP SSGA Bond Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

MONEY MARKET FUND–1.93%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 1.15%)	59,472,549	$59,472,549

Total Money Market Fund (Cost $59,472,549)		59,472,549

TOTAL VALUE OF SECURITIES–101.10% (Cost $3,063,036,687)	$3,111,986,950
« LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(1.10%)	(33,833,069)

NET ASSETS APPLICABLE TO 274,049,410 SHARES OUTSTANDING–100.00%	$3,078,153,881

NET ASSET VALUE PER SHARE–LVIP SSGA BOND INDEX FUND STANDARD CLASS ($2,031,198,074 / 180,853,926 Shares)	$11.231

NET ASSET VALUE PER SHARE–LVIP SSGA BOND INDEX FUND SERVICE CLASS ($1,046,955,807 / 93,195,484 Shares)	$11.234

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2017:
Shares of beneficial interest (unlimited authorization–no par)	$3,030,025,933
Undistributed net investment income	3,637,789
Accumulated net realized loss on investments	(4,460,104)
Net unrealized appreciation of investments	48,950,263

TOTAL NET ASSETS	$3,078,153,881

Δ	Securities have been classified by country of origin.

•

Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2017. Rate will reset at a future date.

f	Step coupon bond. Coupon increases/decreases periodically based on predetermined schedule. Stated rate in effect at December 31, 2017.

^	Zero coupon security. The rate shown is the yield at the time of purchase.

«

Includes $64,384,575 payable for securities purchased, $1,831,745 payable for fund shares redeemed, $1,008,249 due to manager and affiliates and $147,998 other accrued expenses payable as of December 31, 2017.

◆

Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

*	Considered an affiliated company. See Note 2 in “Notes to Financial Statements.”

[o]	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

Summary of Abbreviations:

AGM–Insured by Assured Guaranty Municipal Corporation

AID–Agency for International Development

GNMA–Government National Mortgage Association

GS–Goldman Sachs

NATL–Insured by the National Public Finance Guarantee Corporation

PSF-GTD–Permanent School Fund Guaranteed

REIT–Real Estate Investment Trust

S.F.–Single Family

TBA–To Be Announced

yr–year

See accompanying notes, which are integral part of the financial statements.

LVIP SSGA Bond Index Fund–64

LVIP SSGA Bond Index Fund

Statement of Operations

Year Ended December 31, 2017

INVESTMENT INCOME:
Interest from unaffiliated investments	$77,750,864
Interest from affiliated investments	20,000
Dividends	270,678

78,041,542

EXPENSES:
Management fees	11,956,045
Distribution fees-Service Class	2,601,064
Accounting and administration expenses	729,869
Shareholder servicing fees	585,338
Pricing fees	197,604
Reports and statements to shareholders	173,432
Professional fees	101,658
Trustees’ fees and expenses	82,850
Custodian fees	42,366
Consulting fees	11,545
Other	31,910

16,513,681
Less:
Management fees waived	(3,733,297)
Expenses paid indirectly	(15,549)

Total operating expenses	12,764,835

NET INVESTMENT INCOME	65,276,707

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain from:
Sale of unaffiliated investments	5,227,830

Net realized gain	5,227,830

Net change in unrealized appreciation (depreciation) of:
Affiliated investments	621
Unaffiliated investments	20,837,334

Net change in unrealized appreciation (depreciation)	20,837,955

NET REALIZED AND UNREALIZED GAIN	26,065,785

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$91,342,492

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Bond Index Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/17	12/31/16
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$65,276,707	$59,756,112
Net realized gain	5,227,830	2,901,722
Net change in unrealized appreciation (depreciation)	20,837,955	(4,059,912)

Net increase in net assets resulting from operations	91,342,492	58,597,922

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(49,288,232)	(42,695,713)
Service Class	(22,981,071)	(20,895,586)

	(72,269,303)	(63,591,299)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	346,655,149	394,508,428
Service Class	116,683,034	177,089,898
Reinvestment of dividends and distributions:
Standard Class	49,288,232	42,695,713
Service Class	22,981,071	20,895,586

	535,607,486	635,189,625

Cost of shares redeemed:
Standard Class	(300,386,491)	(307,033,194)
Service Class	(124,916,231)	(150,191,109)

	(425,302,722)	(457,224,303)

Increase in net assets derived from capital share transactions	110,304,764	177,965,322

NET INCREASE IN NET ASSETS	129,377,953	172,971,945
NET ASSETS:
Beginning of year	2,948,775,928	2,775,803,983

End of year	$3,078,153,881	$2,948,775,928

Undistributed net investment income	$3,637,789	$5,804,001

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Bond Index Fund–65

LVIP SSGA Bond Index Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSGA Bond Index Fund Standard Class
			Year Ended
	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Net asset value, beginning of period	$11.156	$11.163	$11.425	$11.012	$11.571

Income (loss) from investment operations:
Net investment income[1]	0.258	0.249	0.246	0.248	0.227
Net realized and unrealized gain (loss)	0.097	0.005	(0.217)	0.385	(0.524)

Total from investment operations	0.355	0.254	0.029	0.633	(0.297)

Less dividends and distributions from:
Net investment income	(0.280)	(0.261)	(0.291)	(0.214)	(0.225)
Net realized gain	—	—	—	(0.006)	(0.037)

Total dividends and distributions	(0.280)	(0.261)	(0.291)	(0.220)	(0.262)

Net asset value, end of period	$11.231	$11.156	$11.163	$11.425	$11.012

Total return[2]	3.18%	2.28%	0.25%	5.75%	(2.57%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,031,198	$1,923,620	$1,796,385	$1,434,764	$1,255,800
Ratio of expenses to average net assets	0.34%	0.32%	0.33%	0.33%	0.38%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.46%	0.44%	0.45%	0.45%	0.49%
Ratio of net investment income to average net assets	2.27%	2.16%	2.15%	2.18%	2.00%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.15%	2.04%	2.03%	2.06%	1.89%
Portfolio turnover	49%	56%	76%	63%	55%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Bond Index Fund–66

LVIP SSGA Bond Index Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSGA Bond Index Fund Service Class
			Year Ended
	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Net asset value, beginning of period	$11.160	$11.165	$11.427	$11.015	$11.574

Income (loss) from investment operations:
Net investment income[1]	0.229	0.220	0.218	0.219	0.199
Net realized and unrealized gain (loss)	0.097	0.007	(0.218)	0.385	(0.524)

Total from investment operations	0.326	0.227	—	0.604	(0.325)

Less dividends and distributions from:
Net investment income	(0.252)	(0.232)	(0.262)	(0.186)	(0.197)
Net realized gain	—	—	—	(0.006)	(0.037)

Total dividends and distributions	(0.252)	(0.232)	(0.262)	(0.192)	(0.234)

Net asset value, end of period	$11.234	$11.160	$11.165	$11.427	$11.015

Total return[2]	2.92%	2.04%	0.00%	5.49%	(2.81%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,046,956	$1,025,156	$979,419	$1,026,096	$1,031,366
Ratio of expenses to average net assets	0.59%	0.57%	0.58%	0.58%	0.63%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.71%	0.69%	0.70%	0.70%	0.74%
Ratio of net investment income to average net assets	2.02%	1.91%	1.90%	1.93%	1.75%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.90%	1.79%	1.78%	1.81%	1.64%
Portfolio turnover	49%	56%	76%	63%	55%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Bond Index Fund–67

LVIP SSGA Bond Index Fund

Notes to Financial Statements

December 31, 2017

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 92 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSGA Bond Index Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”) and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek to match as closely as practicable, before fees and expenses, the performance of the Bloomberg Barclays U.S. Aggregate Bond Index.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–U.S. government and agency securities are valued at the mean between their bid and ask prices, which approximates fair value. Other debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities, including short-term debt securities, utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Open-end investment companies are valued at their published net asset value (“NAV”). Investments in government money market funds have a stable NAV. Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under the policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended December 31, 2017 and for all open tax years (years ended December 31, 2014–December 31, 2016), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2017, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

To Be Announced Securities (TBA) –The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., “when issued”, “delayed delivery”, “forward commitment”, or “TBA transactions”) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. The Fund

LVIP SSGA Bond Index Fund–68

LVIP SSGA Bond Index Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

declares and pays dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund receives earning credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this arrangement is included in “Custodian fees” on the Statement of Operations with the corresponding expense offset shown as “Expenses paid indirectly.”

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.40% of the Fund’s average daily net assets. The fee is calculated daily and paid monthly. LIAC has contractually agreed to waive a portion of its advisory fee as follows: 0.08% of the first $500 million of the Fund’s average daily net assets; 0.122% of the next $1.5 billion; and 0.152% of the Fund’s average daily net assets in excess of $2 billion. This agreement will continue through at least April 30, 2018 and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

SSGA Funds Management, Inc. (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2017, costs for these administrative and legal services were as follows:

Administrative	$169,690
Legal	29,643

Lincoln Life also provides certain contract holder and additional corporate services to the Fund. Effective May 1, 2017, the Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund’s average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Accounting and administration expenses” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $135,459 for the year ended December 31, 2017.

The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.

At December 31, 2017, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$711,711
Distribution fees payable to LFD	221,358
Shareholder servicing fees payable to Lincoln Life	75,180

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

The Fund has investments in Lincoln National Corporation, the parent company of LIAC. Investments in companies considered to be affiliates of the Fund and the corresponding investment activity for the year ended December 31, 2017, were as follows:

LVIP SSGA Bond Index Fund–69

LVIP SSGA Bond Index Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

	Value 12/31/16	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/17	Interest Income
Lincoln National 4.00% 9/1/23	$521,997	$—	$—	$—	$621	$522,618	$20,000

3. Investments

For the year ended December 31, 2017, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than U.S. government and agency securities	$200,328,795
Purchases of U.S. government and agency securities	1,347,104,520
Sales other than U.S. government and agency securities	206,009,054
Sales of U.S. government and agency securities	1,239,189,089

At December 31, 2017, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Fund were as follows:

Cost of investments	$3,063,494,307

Aggregate unrealized appreciation of investments	$70,288,988
Aggregate unrealized depreciation of investments	(21,796,345)

Net unrealized appreciation of investments	$48,492,643

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

LVIP SSGA Bond Index Fund–70

LVIP SSGA Bond Index Fund

Notes to Financial Statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2017:

	Level 1	Level 2	Total
Investments:

Assets:
Agency Commercial Mortgage-Backed Securities	$—	$21,593,437	$21,593,437
Agency Mortgage-Backed Securities	—	860,674,963	860,674,963
Agency Obligations	—	52,735,816	52,735,816
Corporate Bonds	—	817,895,516	817,895,516
Municipal Bonds	—	19,655,437	19,655,437
Non-Agency Asset-Backed Securities	—	15,223,946	15,223,946
Non-Agency Commercial Mortgage-Backed
Securities	—	35,526,699	35,526,699
Regional Bonds	—	7,154,054	7,154,054
Sovereign Bonds	—	43,281,813	43,281,813
Supranational Banks	—	46,612,603	46,612,603
U.S. Treasury Obligations	—	1,132,160,117	1,132,160,117
Money Market Fund	59,472,549	—	59,472,549

Total Investments	$59,472,549	$3,052,514,401	$3,111,986,950

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2017, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2017 and 2016 was as follows:

	Year Ended
	12/31/17	12/31/16
Ordinary income	$72,269,303	$63,591,299

5. Components of Net Assets on a Tax Basis

As of December 31, 2017, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$3,030,025,933
Undistributed ordinary income	3,637,789
Capital loss carryforwards.	(4,002,484)
Net unrealized appreciation	48,492,643

Net assets	$3,078,153,881

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of paydowns gain (loss) on asset- and mortgage-backed securities. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2017, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$4,826,384	$(4,826,384)

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

LVIP SSGA Bond Index Fund–71

LVIP SSGA Bond Index Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

As of December 31, 2017, the Fund had the following capital loss carryforwards for federal income tax purposes:

Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$2,704,178	$1,298,306	$4,002,484

In 2017, the Fund utilized $420,115 of capital loss carryforwards.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/17	12/31/16
Shares sold:
Standard Class	30,535,478	34,388,108
Service Class	10,304,143	15,358,372
Shares reinvested:
Standard Class	4,376,391	3,822,243
Service Class	2,039,668	1,869,433

	47,255,680	55,438,156

Shares redeemed:
Standard Class	(26,480,190)	(26,714,625)
Service Class	(11,011,395)	(13,084,232)

	(37,491,585)	(39,798,857)

Net increase	9,764,095	15,639,299

7. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

The Fund invests in fixed income securities whose values are derived from an underlying pool of mortgages or consumer loans. The values of these securities are sensitive to changes in economic conditions, including delinquencies and defaults, and may be adversely affected by changes in interest rates and shifts in the market’s perception of issuers. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (“CMOs”). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on a CMO’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.

LVIP SSGA Bond Index Fund–72

LVIP SSGA Bond Index Fund

Notes to Financial Statements (continued)

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

9. Recent Regulatory Reporting Updates

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amended Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. As of August 1, 2017, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.

10. Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017–08, Receivables–Nonrefundable Fees and Other Costs (Subtopic 310–20), Premium Amortization on Purchased CallableDebt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

11. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP SSGA Bond Index Fund–73

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of LVIP SSGA Bond Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of LVIP SSGA Bond Index Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.

Philadelphia, Pennsylvania

February 22, 2018

LVIP SSGA Bond Index Fund–74

LVIP SSGA Bond Index Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2017, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 22-23 and September 11-12, 2017, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various sub-advisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the sub-advisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the sub-advisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information (including total return and standard deviation) provided by Morningstar for the standard class of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2017. The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Funds, and had delegated those duties to unaffiliated sub-advisers responsible for investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the sub-adviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the sub-advisers’ investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC

LVIP SSGA Bond Index Fund–75

LVIP SSGA Bond Index Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

had implemented an advisory fee waiver through April 30, 2018. The Board noted that the investment management fees, without giving effect to the advisory fee waiver, were higher than the median investment management fee of the Morningstar peer group. The Board considered that the Fund’s net expense ratio was within range of the net expense ratio of the Morningstar peer group median. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2018 and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA Funds Management, Inc. (“SSGA”) on behalf of the Funds, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board reviewed the services provided by SSGA and the reputation, resources and investment approach of SSGA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.

Performance. The Board reviewed the LVIP SSGA Bond Index Fund’s total return and standard deviation compared to the total return and standard deviation of a peer group of funds included in the Morningstar Intermediate-Term Bond funds category and the Bloomberg Barclays US Aggregate Bond TR USD Index. The Board noted that the Fund’s total return was within range of the return of the Morningstar peer group median and below the benchmark index for the one year period and below the return of the Morningstar peer group median and the benchmark index for the three and five year periods. The Board considered LIAC’s view that underperformance as compared to the benchmark index was primarily attributable to tracking error attributable to fees. The Board concluded that the services provided by SSGA were satisfactory.

Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedules and noted that the subadvisory fees for the SSGA Funds were lower than or within range of the fees charged by SSGA to other sub-advised funds and clients with similar investment objectives as the Funds. The Board considered that LIAC compensates SSGA from its fees and that the subadvisory fee schedule for each SSGA Fund was negotiated between LIAC and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees for each SSGA Fund were reasonable.

Profitability and Fallout Benefits. The Board considered information regarding SSGA’s estimated profitability from providing subadvisory services to the Funds, and noted that the subadvisory fees were negotiated between LIAC and SSGA, an unaffiliated party, and that LIAC compensates SSGA from its fees. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Funds in the marketplace and its ability to leverage resources.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.

LVIP SSGA Bond Index Fund–76

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.

The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.

The term Fund Complex includes the 92 series of Lincoln Variable Insurance Products Trust.

Interested Trustee

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	Formerly: Lincoln Advisors Trust

* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of both the Advisor and The Lincoln National Life Insurance Company, the parent company of the Trust’s Adviser.

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	92	Formerly: Lincoln Advisors Trust

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	Formerly: Lincoln Advisors Trust

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	Formerly: Lincoln Advisors Trust

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Formerly: Lincoln Advisors Trust

LVIP SSGA Bond Index Fund–77

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Charles I. Plosser*** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Public Governor for the Financial Industry Regulatory Authority (FINRA); Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	92	Rochester Gas and Electric Corporation

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Associated Grocers of New England (Director Emeritus); Formerly: Lincoln Trust Advisors

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	Formerly: Lincoln Advisors Trust

Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	92	St. Vincent Health; Formerly: Lincoln Advisors Trust

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	92	Formerly: Lincoln Advisors Trust

Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012	92	Trustee of FundVantage Trust

** Steve A. Cobb, is the son-in-law of Kenneth G. Stella.

*** Charles I. Plosser was appointed Trustee effective January 1, 2018.

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.

Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.

LVIP SSGA Bond Index Fund–78

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.

Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Vice President, Secretary, and Chief Legal Officer	Since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President and Chief Compliance Officer, Lincoln National Corporation; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Deputy General Counsel, Janney Montgomery Scott LLC.

Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.

Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.

John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site http://www.sec.gov.

LVIP SSGA Bond Index Fund–79

LVIP SSGA Funds

LVIP SSGA Developed International 150 Fund

LVIP SSGA Emerging Markets 100 Fund

LVIP SSGA Large Cap 100 Fund

LVIP SSGA Small-Mid Cap 200 Fund

each a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2017

LVIP SSGA Funds

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Funds’ proxy voting procedures and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSGA Developed International 150 Fund

2017 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation

Subadvised by: SSGA Funds Management, Inc.

The Fund returned 23.58% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2017, while its benchmark, the MSCI EAFE® NR Index1 returned 25.03%.

Growth slowed progressively in 2015 and 2016, but reaccelerated in 2017 on broad-based improvements. Within the developing economies, Brazil and Russia emerged from recessions as oil and commodity prices firmed and political tensions eased, India remained vibrant despite demonetization and the introduction of the Goods and Services Tax, and the long anticipated Chinese slowdown failed to materialize. The oil price rebound also lifted the two big North American economies, fiscal stimulus supported Japan, and exports boosted the eurozone. Global growth then accelerated by 0.4 percentage point to 3.6% in 2017, the fastest pace since 2014. However, it is important to recognize this as a relatively modest cyclical upswing rather than a structural breakthrough. The improvement comes off a particularly low base (the 3.2% advance recorded in 2016 was the slowest since 2009). Growth remained just below its long-term average of 3.7%.

Global equity markets logged their best year since 2009 in 2017 as measured by the broad MSCI All Country World Index2, closing the year with a gain of 5.8% in the fourth quarter towards a total 2017 advance of 24.6%. December also capped a fourteen month run of gains for global equities, the longest such streak since the end of the global financial crisis. Gains for the year were broad based with all major regional indices providing returns of better than 20%. Across developed markets, a 2017 gain of 21.8% for the S&P 500® Index3 was eclipsed by gains of 26.2% for the MSCI Europe Index4 and 25% for the MSCI Pacific Index5, both aided by a decline in the U.S. Dollar. Performance across developed markets in the fourth quarter was somewhat less balanced than for the year as a whole, led by a performance gain for Pacific Equities, followed by a gain for U.S. equities and a more muted gain for European Equities. Emerging market equities for their part had an even stronger performance in 2017, advancing in the fourth quarter in 2017. Attribution for the advance in the MSCI Emerging Markets Index6 was notable in that two of the best three performing constituents were its largest by weight, with the MSCI China Index7 comprising 30% of the MSCI Emerging Markets Index advancing 54.3% while its second largest constituent, the MSCI Korea Index8 with a 15% weight advanced 47.8%. Only MSCI Poland Index9 did better among emerging market constituents with a return of 55.3% for 2017.

Small security misweights, cash drag, futures exposure, as-of cash flows, and compounding contributed to the difference between the Fund’s performance and that of the Index. Security misweights, transaction cost and compounding were primary factors negatively impacted the Fund performance during the period, detracted 74bps, 17bps and 24bps from the performance respectively while tax withholding contributed 21bps to the performance. The Fund used futures in order to gain market exposure for the cash position during the period. The Fund’s use of futures detracted 3bps from Fund performance.

On an individual security level, the top positive contributors to the Fund’s performance were OMV, Abertis Infraestructuras and Berkely Group

Holdings. The top negative contributors to the Fund’s performance were Aryzta, which is no longer held in the Fund, Coca-Cola Amatil and Subaru.

Portfolio Managers:
SSGA Funds Management, Inc.:	Michael Feehily
Dwayne Hancock
Keith Richardson

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 5/1/08 through 12/31/17

This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Developed International 150 Fund shares on 5/1/08 (commencement of operations). As the chart shows, by 12/31/17, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $13,983 for the Standard Class shares and to $13,650 for the Service Class shares. For comparison, look at how the MSCI EAFE® NR Index did over the same period. The same $10,000 investment would have increased to $12,620. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP SSGA Funds–1

LVIP SSGA Developed International 150 Fund

2017 Annual Report Commentary (unaudited) (continued)

Average annual total returns on investment	Ended 12/31/17
Standard Class Shares
One Year	+ 23.58%
Five Year	+ 9.52%
Inception (5/1/08)	+ 3.53%
Service Class Shares
One Year	+ 23.25%
Five Year	+ 9.24%
Inception (5/1/08)	+ 3.27%

[1]

The MSCIEAFE® NR Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets (Europe, Australia/Asia, and the Far East), excluding U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

[2]

The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that measures equity market performance in the global development and emerging markets, excluding the United States. The index consists of more than 40 developed- and emerging-market country indexes.

[3]	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

[4]	The MSCI Europe Index is a free float-adjusted market capitalization index that is designed to measure large and mid cap representation across 15 developed market countries in Europe.

[5]	The MSCI Pacific Index is a free float-adjusted market capitalization index that is designed to measure large and mid cap representation across 5 developed market countries in the Pacific region.

[6]

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

[7]

The MSCI China Index captures large and mid cap representation across China H shares, B shares, Red chips, P chips and foreign listings (e.g. ADRs). With 152 constituents, the index covers about 85% of this China equity universe.

[8]

The MSCI Korea Index is designed to measure the performance of the large and mid cap segments of the South Korean market. With 113 constituents, the index covers about 85% of the Korean equity universe.

[9]

The MSCI Poland Index is designed to measure the performance of the large and mid cap segments of the Polish market. With 23 constituents, the index covers approximately 85% of the Polish equity universe.

LVIP SSGA Funds–2

LVIP SSGA Emerging Markets 100 Fund

2017 Annual Report Commentary (unaudited) (continued)

Advised by: Lincoln Investment Advisors Corporation

Subadvised by: SSGA Funds Management, Inc.

The Fund returned 23.83% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2017, while its benchmark, the MSCI Emerging Market NR Index1 returned 37.28%.

Growth slowed progressively in 2015 and 2016, but reaccelerated in 2017 on broad-based improvements. Within the developing economies, Brazil and Russia emerged from recessions as oil and commodity prices firmed and political tensions eased, India remained vibrant despite demonetization and the introduction of the Goods and Services Tax, and the long anticipated Chinese slowdown failed to materialize. The oil price rebound also lifted the two big North American economies, fiscal stimulus supported Japan, and exports boosted the eurozone. Global growth then accelerated by 0.4 percentage point to 3.6% in 2017, the fastest pace since 2014. However, it is important to recognize this as a relatively modest cyclical upswing rather than a structural breakthrough. The improvement comes off a particularly low base (the 3.2% advance recorded in 2016 was the slowest since 2009). Growth remained just below its long-term average of 3.7%.

Global equity markets logged their best year since 2009 in 2017 as measured by the broad MSCI All Country World Index2, closing the year with a gain of 5.8% in the fourth quarter towards a total 2017 advance of 24.6%. December also capped a fourteen month run of gains for global equities, the longest such streak since the end of the global financial crisis. Gains for the year were broad based with all major regional indices providing returns of better than 20%. Across developed markets, a 2017 gain of 21.8% for the S&P 500® Index3 was eclipsed by gains of 26.2% for the MSCI Europe Index4 and 25% for the MSCI Pacific Index5, both aided by a decline in the U.S. Dollar. Performance across developed markets in the fourth quarter was somewhat less balanced than for the year as a whole, led by a performance gain for Pacific Equities, followed by a gain for U.S. equities and a more muted gain for European Equities. Emerging market equities for their part had an even stronger performance in 2017, advancing in the fourth quarter in 2017. Attribution for the advance in the MSCI Emerging Markets Index6 was notable in that two of the best three performing constituents were its largest by weight, with the MSCI China Index7 comprising 30% of the MSCI Emerging Markets Index advancing 54.3% while its second largest constituent, the MSCI Korea Index8 with a 15% weight advanced 47.8%. Only MSCI Poland Index9 did better among emerging market constituents with a return of 55.3% for 2017.

Small security misweights, cash drag, futures exposure, as-of cash flows, and compounding contributed to the difference between the Fund’s performance and that of the Index. Security misweights, transaction cost, cash drag and compounding were primary factors negatively impacted the Fund performance during the period, detracted 946bps, 20bps, 7bps and 307bps from the performance respectively. The Fund used futures in order to gain market exposure for the cash position during the period. The Fund’s use of futures detracted 8bps from Fund performance.

On an individual security level, the top positive contributors to the Fund’s performance were Guangzhou Automobile Group Class H, Longfor Properties and Country Garden Holdings. The top negative contributors to the Fund’s performance were Charoen Pokphand Food-Foreign, China Galaxy Securities Class H and Lite-on Technology.

Portfolio Managers:
SSGA Funds Management, Inc.:	Michael Feehily
Amy Chang
Thomas Coleman

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 6/18/08 through 12/31/17

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP SSGA Emerging Markets 100 Fund on 6/18/08 (commencement of operations). As the chart shows, by 12/31/17, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $15,344 for the Standard Class shares and to $14,983 for the Service Class shares. For comparison, look at how the MSCI Emerging Markets NR Index did over the same period. The same $10,000 investment would have increased to $12,793. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP SSGA Funds–3

LVIP SSGA Emerging Markets 100 Fund

2017 Annual Report Commentary (unaudited) (continued)

Average annual total returns on investment	Ended 12/31/17
Standard Class Shares
One Year	+ 23.83%
Five Year	+ 2.17%
Inception (6/18/08)	+ 4.59%
Service Class Shares
One Year	+ 23.51%
Five Year	+ 1.92%
Inception (6/18/08)	+ 4.33%

[1]

The MSCI Emerging Market NR Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

[2]

The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that measures equity market performance in the global development and emerging markets, excluding the United States. The index consists of more than 40 developed- and emerging-market country indexes.

[3]	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

[4]	The MSCI Europe Index is a free float-adjusted market capitalization index that is designed to measure large and mid cap representation across 15 developed market countries in Europe.

[5]	The MSCI Pacific Index is a free float-adjusted market capitalization index that is designed to measure large and mid cap representation across 5 developed market countries in the Pacific region.

[6]

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

[7]

The MSCI China Index captures large and mid cap representation across China H shares, B shares, Red chips, P chips and foreign listings (e.g. ADRs). With 152 constituents, the index covers about 85% of this China equity universe.

[8]

The MSCI Korea Index is designed to measure the performance of the large and mid cap segments of the South Korean market. With 113 constituents, the index covers about 85% of the Korean equity universe.

[9]

The MSCI Poland Index is designed to measure the performance of the large and mid cap segments of the Polish market. With 23 constituents, the index covers approximately 85% of the Polish equity universe.

LVIP SSGA Funds–4

LVIP SSGA Large Cap 100 Fund

2017 Annual Report Commentary (unaudited) (continued)

Advised by: Lincoln Investment Advisors Corporation

Subadvised by: SSGA Funds Management, Inc.

The Fund returned 18.76% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2017, while its benchmark, the S&P 500® Index1, returned 21.83%.

The U.S. economy improved this year, but did not surprise to the upside the way the eurozone and Japan did. Growth accelerated from an anemic 1.5% in 2016 to (an estimated) 2.3% in 2017. Again, the year started slowly, with GDP rising just 1.2% (annualized) in the first quarter, but then picking up to 3.1% in the second quarter and 3.3% in the third quarter and 2.6% in the fourth quarter. It is the first time there has been three consecutive 3.0% or higher quarters so far in this recovery. Growth in the U.S. economy was driven primarily by consumer spending in 2017, which contributed 1.9 percentage points, about the same as in 2016. This year’s improvement reflects slightly smaller drags from inventories and international trade, and a pick-up in business fixed investment caused by the rebound in oil prices and the associated revival of the energy-related mining sector.

Across U.S. equities, 2017 was notable for considerable dispersion in style and sector outcomes that in many cases were further stretched in the fourth quarter. Growth outpaced value in the fourth quarter with the Russell 1000® Growth Index2 gaining 7.9% against a gain of 5.3% in Russell 1000® Value Index3, taking the year to date differential of growth over value to 21.8% against 13.7%. Small capitalization equities also continued to underperform large cap equities in the fourth quarter with the small cap Russell 2000® Index4 returning 3.3% against a return of 6.6% for the larger cap Russell 1000® Index5. For the year large cap stocks outpaced small cap stocks. Among U.S. sectors, the aforementioned strong outperformance of growth stocks in 2017 was led by a gain in the Information Technology sector, inclusive of a gain in the fourth quarter that was only second to a gain in Consumer Discretionary sector. On the other end of the spectrum, both the Energy and Utilities sectors were down in 2017. Some of the negative performance of the Energy sector was reversed in the fourth quarter, though the poor performance of the Energy sector was somewhat surprising given a return to positive earnings in 2017 coincident with a gain in crude oil prices.

Small security misweights, cash drag, futures exposure, as-of cash flows, and compounding contributed to the difference between the Fund’s performance and that of the Index. Security misweights and compounding were primary factors negatively impacted the Fund performance during the period, detracted 266bps and 47bps from the performance respectively while cash drag contributed 1bps to it. The Fund used futures in order to gain market exposure for the cash position during the period. The Fund’s use of futures detracted 1bps from Fund performance.

On an individual security level, the top positive contributors to the Fund’s performance were Lam Research, D.R. Horton, and Best Buy. The top negative contributors to the Fund’s performance were Macy’s, Century Link and Kohl’s, which is no longer held in the Fund.

Portfolio Managers:
SSGA Funds Management, Inc.:	Michael Feehily
Michael Finocchi
Karl Schneider

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 5/1/08 through 12/31/17

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP SSGA Large Cap 100 Fund on 5/1/08 (commencement of operations). As the chart shows, by 12/31/17, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $26,665 for the Standard Class shares and to $26,026 for the Service Class shares. For comparison, look at how the S&P 500® Index did over the same period. The same $10,000 investment would have increased to $23,801. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/17
Standard Class Shares
One Year	+ 18.76%
Five Year	+ 16.88%
Inception (5/1/08)	+ 10.67%
Service Class Shares
One Year	+ 18.47%
Five Year	+ 16.59%
Inception (5/1/08)	+ 10.40%

LVIP SSGA Funds–5

LVIP SSGA Large Cap 100 Fund

2017 Annual Report Commentary (unaudited) (continued)

[1]	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.

[2]	The Russell 1000® Growth Index measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.

[3]	The Russell 1000® Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

[4]	The Russell 2000® Index measure the performance of the 2,000 smallest companies in the Russell 3000® Index which represents approximately 8% of the market capitalization of the Russell 3000® Index.

[5]

The Russell 1000® Index measures the performance of the largest 1,000 U.S companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

LVIP SSGA Funds–6

LVIP SSGA Small-Mid Cap 200 Fund

2017 Annual Report Commentary (unaudited) (continued)

Advised by: Lincoln Investment Advisors Corporation

Subadvised by: SSGA Funds Management, Inc.

The Fund returned 6.33% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2017, while its benchmark, the Russell 2000® Index1, returned 14.65%.

The U.S. economy improved this year, but did not surprise to the upside the way the eurozone and Japan did. Growth accelerated from an anemic 1.5% in 2016 to (an estimated) 2.3% in 2017. Again, the year started slowly, with GDP rising just 1.2% (annualized) in the first quarter, but then picking up to 3.1% in the second quarter and 3.3% in the third quarter and 2.6% in the fourth quarter. It is the first time there has been three consecutive 3.0% or higher quarters so far in this recovery. Growth in the U.S. economy was being driven primarily by consumer spending in 2017, which contributed 1.9 percentage points, about the same as in 2016. This year’s improvement reflects slightly smaller drags from inventories and international trade, and a pick-up in business fixed investment caused by the rebound in oil prices and the associated revival of the energy-related mining sector.

Across U.S. equities, 2017 was notable for considerable dispersion in style and sector outcomes that in many cases were further stretched in the fourth quarter. Growth outpaced value in the fourth quarter with the Russell 1000® Growth Index2 gaining 7.9% against a gain of 5.3% in Russell 1000® Value Index3, taking the year to date differential of growth over value to 21.8% against 13.7%. Small capitalization equities also continued to underperform large cap equities in the fourth quarter with the small cap Russell 2000® Index returning 3.3% against a return of 6.6% for the larger cap Russell 1000® Index4. For the year large cap stocks outpaced small cap stocks. Among U.S. sectors, the aforementioned strong outperformance of growth stocks in 2017 was led by a gain in the Information Technology sector, inclusive of a gain in the fourth quarter that was only second to a gain in Consumer Discretionary sector. On the other end of the spectrum, both the Energy and Utilities sectors were down in 2017. Some of the negative performance of the Energy sector was reversed in the fourth quarter, though the poor performance of the Energy sector was somewhat surprising given a return to positive earnings in 2017 coincident with a gain in crude oil prices.

Small security misweights, cash drag, futures exposure, as-of cash flows, and compounding contributed to the difference between the Fund’s performance and that of the Index. Security misweights and compounding were primary factors negatively impacted the Fund performance during the period, detracted 714bps and 78bps from the performance respectively. The Fund used futures in order to gain market exposure for the cash position during the period. The Fund’s use of futures contributed 4bps to Fund performance.

On an individual security level, the top positive contributors to the Fund’s performance were First Solar, HollyFrontier and Enanta Pharmaceuticals. The top negative contributors to the Fund’s performance were Iconix Brand Group, RAIT Financial Trust and Maiden Holdings.

Portfolio Managers:
SSGA Funds Management, Inc.:	Michael Feehily
Michael Finocchi
Karl Schneider

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 5/1/08 through 12/31/17

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP SSGA Small-Mid Cap 200 Fund on 5/1/08 (commencement of operations). As the chart shows, by 12/31/17, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $26,930 for the Standard Class shares and to $26,289 for the Service Class shares. For comparison, look at how the Russell 2000® Index did over the same period. The same $10,000 investment would have increased to $24,557. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/17
Standard Class Shares
One Year	+ 6.33%
Five Year	+ 12.57%
Inception (5/1/08)	+ 10.79%
Service Class Shares
One Year	+ 6.07%
Five Year	+ 12.29%
Inception (5/1/08)	+ 10.51%

LVIP SSGA Funds–7

LVIP SSGA Small-Mid Cap 200 Fund

2017 Annual Report Commentary (unaudited) (continued)

[1]	The Russell 2000® Index measure the performance of the 2,000 smallest companies in the Russell 3000® Index which represents approximately 8% of the market capitalization of the Russell 3000® Index.

[2]	The Russell 1000® Growth Index measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.

[3]	The Russell 1000® Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

[4]

The Russell 1000® Index measures the performance of the largest 1,000 U.S companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

LVIP SSGA Funds–8

LVIP SSGA Funds

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2017 to December 31, 2017

Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated companies. Lincoln Life and LNY hold each Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Expense Analyses are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analyses are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017.

Actual Expenses

The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the tables, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled, “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Funds do not charge transaction fees such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds’ actual expenses shown in the tables reflect fee waivers in effect.

LVIP SSGA Developed International 150 Fund Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Annualized Expense Ratio	Expenses Paid During Period 7/1/17 to 12/31/17*

Actual
Standard Class Shares	$1,000.00	$1,096.30	0.40%	$2.11
Service Class Shares	1,000.00	1,095.00	0.65%	3.43

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.19	0.40%	$2.04
Service Class Shares	1,000.00	1,021.93	0.65%	3.31

LVIP SSGA Emerging Markets 100 Fund Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Annualized Expense Ratio	Expenses Paid During Period 7/1/17 to 12/31/17*

Actual
Standard Class Shares	$1,000.00	$1,069.80	0.44%	$2.30
Service Class Shares	1,000.00	1,068.40	0.69%	3.60

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.99	0.44%	$2.24
Service Class Shares	1,000.00	1,021.73	0.69%	3.52

LVIP SSGA Large Cap 100 Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Annualized Expense Ratio	Expenses Paid During Period 7/1/17 to 12/31/17*

Actual
Standard Class Shares	$1,000.00	$1,098.60	0.37%	$1.96
Service Class Shares	1,000.00	1,097.20	0.62%	3.28

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.34	0.37%	$1.89
Service Class Shares	1,000.00	1,022.08	0.62%	3.16

LVIP SSGA Funds–9

LVIP SSGA Funds

Disclosure

OF FUND EXPENSES (unaudited) (continued)

LVIP SSGA Small-Mid Cap 200 Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Annualized Expense Ratio	Expenses Paid During Period 7/1/17 to 12/31/17*

Actual
Standard Class Shares	$1,000.00	$1,049.60	0.40%	$2.07
Service Class Shares	1,000.00	1,048.30	0.65%	3.36

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.19	0.40%	$2.04
Service Class Shares	1,000.00	1,021.93	0.65%	3.31

*	“Expenses Paid During Period” are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP SSGA Funds–10

LVIP SSGA Developed International 150 Fund

Security Type/Country and Sector Allocations and Top 10 Equity Holdings (unaudited)

As of December 31, 2017

Security Type/Country	Percentage of Net Assets

Common Stock	96.95%

Australia	6.32%
Austria	1.76%
Belgium	0.65%
Canada	0.76%
Finland	2.19%
France	9.23%
Germany	3.87%
Hong Kong	3.86%
Ireland	0.67%
Italy	3.36%
Japan	34.08%
Netherlands	3.31%
New Zealand	0.55%
Norway	2.69%
Portugal	0.63%
Singapore	1.70%
Spain	3.33%
Sweden	2.30%
Switzerland	1.85%
United Kingdom	13.84%
Money Market Fund	2.56%

Total Value of Securities	99.51%

Receivables and Other Assets Net of Liabilities	0.49%

Total Net Assets	100.00%

Sector designations may be different than the sector designations presented in other Fund materials.

Sector	Percentage of Net Assets

Aerospace & Defense	0.67%
Air Freight & Logistics	0.66%
Auto Components	3.44%
Automobiles	4.78%
Banks	10.17%
Beverages	1.23%
Building Products	0.60%
Capital Markets	0.79%
Chemicals	4.78%
Commercial Services & Supplies	1.54%
Communications Equipment	0.57%
Construction & Engineering	4.17%
Construction Materials	1.32%
Diversified Financial Services	0.63%
Diversified Telecommunication Services	2.22%
Electric Utilities	2.41%
Electronic Equipment, Instruments & Components	2.15%
Equity Real Estate Investment Trusts	4.73%

Sector	Percentage of Net Assets

Food & Staples Retailing	2.26%
Food Products	3.10%
Gas Utilities	0.62%
Health Care Equipment & Supplies	0.64%
Health Care Providers & Services	0.62%
Household Durables	2.95%
Independent Power & Renewable Electricity
Producers	0.65%
Industrial Conglomerates	1.73%
Insurance	6.01%
IT Services	0.70%
Machinery	1.33%
Media	0.70%
Metals & Mining	2.65%
Multiline Retail	0.58%
Multi-Utilities	0.72%
Oil, Gas & Consumable Fuels	5.02%
Paper & Forest Products	2.23%
Pharmaceuticals	4.18%
Professional Services	1.62%
Real Estate Management & Development	1.25%
Road & Rail	0.71%
Specialty Retail	0.64%
Technology Hardware, Storage & Peripherals	3.11%
Tobacco	0.54%
Trading Companies & Distributors	3.39%
Transportation Infrastructure	1.46%
Wireless Telecommunication Services	0.68%

Total	96.95%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets

OMV	0.93%
voestalpine	0.83%
Gecina	0.82%
Persimmon	0.81%
Berkeley Group Holdings	0.81%
Kajima	0.80%
Mitsubishi Chemical Holdings	0.80%
Hitachi	0.79%
3i Group	0.79%
Mitsubishi Gas Chemical	0.79%

Total	8.17%

LVIP SSGA Funds–11

LVIP SSGA Emerging Markets 100 Fund

Security Type/Country and Sector Allocations and Top 10 Equity Holdings (unaudited)

As of December 31, 2017

Security Type/Country	Percentage of Net Assets

Common Stock	96.89%
Brazil	4.58%
Chile	0.88%
Czech Republic	1.22%
Hong Kong	25.18%
Hungary	1.06%
Indonesia	0.86%
Malaysia	1.04%
Mexico	1.84%
Republic of Korea	26.04%
Russia	4.43%
South Africa	6.30%
Taiwan	15.51%
Thailand	2.87%
Turkey	3.20%
United Arab Emirates	1.88%
Preferred Stock	0.90%

Money Market Fund	1.48%

Total Value of Securities	99.27%

Receivables and Other Assets Net of Liabilities	0.73%

Total Net Assets	100.00%

Sector designations may be different than the sector designations presented in other Fund materials.

Sector	Percentage of Net Assets

Air Freight & Logistics	0.87%
Auto Components	1.81%
Automobiles	4.98%
Banks	20.81%
Building Products	1.04%
Capital Markets	1.56%
Chemicals	5.56%
Construction & Engineering	0.72%
Distributors	1.37%
Diversified Telecommunication Services	3.58%
Electric Utilities	2.71%
Electronic Equipment, Instruments & Components	0.98%

Sector	Percentage of Net Assets

Equity Real Estate Investment Trusts	1.74%
Food & Staples Retailing	2.96%
Food Products	5.81%
Health Care Providers & Services	1.58%
Hotels, Restaurants & Leisure	0.91%
Independent Power & Renewable Electricity Producers	1.79%
Industrial Conglomerates	4.36%
Insurance	1.08%
Metals & Mining	4.54%
Oil, Gas & Consumable Fuels	5.95%
Paper & Forest Products	2.74%
Pharmaceuticals	1.06%
Real Estate Management & Development	3.09%
Semiconductors & Semiconductor Equipment	2.31%
Technology Hardware, Storage & Peripherals	6.22%
Textiles, Apparel & Luxury Goods	0.90%
Tobacco	1.17%
Transportation Infrastructure	1.74%
Wireless Telecommunication Services	1.85%

Total	97.79%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets

Fibria Celulose	1.50%
Eregli Demir ve Celik Fabrikalari	1.46%
Imperial Holdings	1.37%
Guangzhou Automobile Group	1.33%
Longfor Properties	1.29%
Industrial Bank of Korea	1.26%
Suzano Papel E Celulose	1.24%
LG	1.23%
MediaTek	1.23%
CEZ	1.21%

Total	13.12%

LVIP SSGA Funds–12

LVIP SSGA Large Cap 100 Fund

Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)

As of December 31, 2017

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets

Common Stock	99.45%
Aerospace & Defense	3.17%
Airlines	1.09%
Auto Components	1.95%
Automobiles	2.02%
Banks	4.22%
Beverages	0.98%
Biotechnology	1.89%
Capital Markets	1.08%
Chemicals	5.09%
Communications Equipment	3.06%
Consumer Finance	1.06%
Diversified Telecommunication Services	0.66%
Electric Utilities	2.73%
Electrical Equipment	0.97%
Electronic Equipment, Instruments & Components	1.04%
Equity Real Estate Investment Trusts	5.40%
Food & Staples Retailing	2.09%
Food Products	3.27%
Health Care Equipment & Supplies	2.01%
Health Care Providers & Services	6.91%
Hotels, Restaurants & Leisure	2.09%
Household Durables	3.36%
Household Products	0.91%
Insurance	9.04%
Internet Software & Services	1.01%
IT Services	1.63%
Machinery	5.10%
Media	0.64%
Multiline Retail	1.90%
Multi-Utilities	1.98%
Oil, Gas & Consumable Fuels	6.25%

Security Type/Sector	Percentage of Net Assets

Pharmaceuticals	1.95%
Road & Rail	2.30%
Semiconductors & Semiconductor Equipment	4.50%
Software	1.88%
Specialty Retail	1.36%
Technology Hardware, Storage & Peripherals	1.64%
Textiles, Apparel & Luxury Goods	1.22%

Money Market Fund	0.44%

Short-Term Investment	0.03%

Total Value of Securities	99.92%

Receivables and Other Assets Net of Liabilities	0.08%

Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets

DR Horton	1.37%
Best Buy	1.36%
Lam Research	1.29%
Andeavor	1.27%
Aetna	1.27%
Wal-Mart Stores	1.26%
Valero Energy	1.25%
Anthem	1.23%
VF	1.22%
Intel	1.17%

Total	12.69%

IT–Information Technology

LVIP SSGA Funds–13

LVIP SSGA Small-Mid Cap 200 Fund

Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)

As of December 31, 2017

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets

Common Stock	98.42%
Aerospace & Defense	1.09%
Airlines	0.73%
Auto Components	0.27%
Banks	2.22%
Biotechnology	3.55%
Building Products	0.73%
Capital Markets	1.09%
Chemicals	1.31%
Commercial Services & Supplies	3.83%
Communications Equipment	1.65%
Construction & Engineering	0.97%
Consumer Finance	0.46%
Electric Utilities	0.52%
Electrical Equipment	1.54%
Electronic Equipment, Instruments & Components	5.82%
Energy Equipment & Services	2.68%
Equity Real Estate Investment Trusts	6.71%
Food & Staples Retailing	0.82%
Food Products	1.11%
Health Care Equipment & Supplies	0.52%
Health Care Providers & Services	7.78%
Hotels, Restaurants & Leisure	0.71%
Household Durables	4.79%
Household Products	0.24%
Independent Power & Renewable Electricity Producers	0.55%
Insurance	3.62%
Internet Software & Services	0.25%
IT Services	2.39%
Leisure Products	0.35%
Life Sciences Tools & Services	0.53%
Machinery	3.64%
Media	1.72%
Metals & Mining	2.58%
Mortgage Real Estate Investment Trusts	7.73%
Multiline Retail	1.32%
Multi-Utilities	1.13%

Security Type/Sector	Percentage of Net Assets
Oil, Gas & Consumable Fuels	2.70%
Paper & Forest Products	1.67%
Pharmaceuticals	2.03%
Professional Services	0.63%
Road & Rail	1.16%
Semiconductors & Semiconductor Equipment	3.02%
Software	0.58%
Specialty Retail	4.37%
Technology Hardware, Storage & Peripherals	0.90%
Textiles, Apparel & Luxury Goods	0.98%
Thrift & Mortgage Finance	0.48%
Tobacco	0.37%
Trading Companies & Distributors	1.63%
Wireless Telecommunication Services	0.95%

Money Market Fund	1.49%

Short-Term Investment	0.08%

Total Value of Securities	99.99%

Receivables and Other Assets Net of Liabilities	0.01%

Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
First Solar	1.16%
HollyFrontier	0.93%
Enanta Pharmaceuticals	0.93%
Impax Laboratories	0.88%
Myriad Genetics	0.86%
Ensco Class A	0.85%
Molina Healthcare	0.84%
Schnitzer Steel Industries Class A	0.82%
IXYS	0.81%
Rayonier Advanced Materials	0.80%

Total	8.88%

IT–Information Technology

LVIP SSGA Funds–14

LVIP SSGA Developed International 150 Fund

Statement of Net Assets

December 31, 2017

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK–96.95%
Australia–6.32%
Bendigo & Adelaide Bank	707,537	$6,420,539
Boral	1,370,936	8,299,371
Coca-Cola Amatil	763,006	5,054,810
Fortescue Metals Group	1,293,300	4,894,322
GPT Group	1,593,139	6,337,229
Mirvac Group	3,706,057	6,777,645
Scentre Group	1,907,492	6,222,182
Sonic Healthcare	374,060	6,652,068
Telstra	1,748,675	4,943,240
Vicinity Centres	2,899,211	6,140,788
Wesfarmers	183,011	6,328,137

		68,070,331

Austria–1.76%
OMV	157,521	9,984,953
voestalpine	149,476	8,924,170

		18,909,123

Belgium–0.65%
Solvay Class A	50,740	7,054,713

		7,054,713

Canada–0.76%
Magna International	143,500	8,132,808

		8,132,808

Finland–2.19%
Fortum	393,853	7,794,888
Stora Enso Class R	511,113	8,097,462
UPM-Kymmene	246,844	7,663,234

		23,555,584

France–9.23%
AXA	241,834	7,166,325
BNP Paribas	94,198	7,007,260
Carrefour	262,265	5,654,545
Credit Agricole	461,144	7,614,432
Engie	450,162	7,738,968
Fonciere Des Regions	73,686	8,342,029
Gecina	47,903	8,845,620
Orange	386,446	6,697,430
Renault	70,441	7,070,732
Sanofi	68,724	5,916,586
SCOR	162,813	6,544,032
Societe Generale	120,367	6,205,585
TOTAL	122,530	6,763,649
Vinci	76,154	7,774,689

		99,341,882

Germany–3.87%
Allianz	33,400	7,643,520
Bayer	53,226	6,614,035
Bayerische Motoren Werke	68,059	7,056,505
Daimler	80,240	6,785,134

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Germany (continued)
K+S	268,765	$6,672,860
Muenchener Rueckversicherungs- Gesellschaft in Muenchen Class R	31,687	6,842,807

		41,614,861

∎Hong Kong–3.86%
CK Hutchison Holdings	486,014	6,089,902
Hongkong Land Holdings	844,900	5,942,885
Jardine Matheson Holdings	92,700	5,624,341
Link REIT	897,587	8,304,308
New World Development	5,015,499	7,517,118
WH Group	7,146,500	8,067,751

		41,546,305

Ireland–0.67%
†AerCap Holdings	137,300	7,223,353

		7,223,353

Italy–3.36%
Assicurazioni Generali	390,348	7,104,903
Atlantia	231,601	7,301,547
Intesa Sanpaolo	2,231,137	7,402,603
Snam	1,428,483	6,995,973
†UniCredit	393,526	7,340,932

		36,145,958

Japan–34.08%
Amada Holdings	532,900	7,235,208
Aozora Bank	161,700	6,274,334
Asahi Glass	149,100	6,444,763
Astellas Pharma	446,900	5,677,094
Bridgestone	150,388	6,960,294
Brother Industries	288,200	7,083,828
Canon	194,444	7,244,614
Chubu Electric Power	454,378	5,635,973
Dai Nippon Printing	277,800	6,184,734
Daicel	499,400	5,667,343
Daiichi Sankyo	263,063	6,840,183
Denso	133,400	7,991,831
Electric Power Development	258,200	6,945,474
FUJIFILM Holdings	151,800	6,194,193
Hitachi	1,102,631	8,554,432
Honda Motor	197,500	6,740,181
ITOCHU	418,917	7,809,250
Japan Tobacco	179,446	5,778,721
JXTG Holdings	1,266,600	8,139,563
Kajima	903,000	8,675,935
Kirin Holdings	323,500	8,152,659
Konica Minolta	657,600	6,309,619
Kuraray	398,800	7,508,581
Kyocera	107,900	7,044,467
Marubeni	972,616	7,031,711
Mazda Motor	424,800	5,676,749

LVIP SSGA Funds–15

LVIP SSGA Developed International 150 Fund

Statement of Net Assets (continued)

Number of Shares		Value (U.S. $)

ΔCOMMON STOCK (continued)
Japan (continued)
Mebuki Financial Group	1,486,500	$6,279,797
Mitsubishi Chemical Holdings	791,800	8,663,821
Mitsubishi Gas Chemical	295,900	8,473,090
Mitsubishi Materials	196,900	6,987,092
Mitsubishi Tanabe Pharma	293,221	6,043,315
Mizuho Financial Group	3,239,100	5,856,584
NEC	246,700	6,645,427
Nippon Express	115,800	7,689,962
Nippon Telegraph & Telephone	136,900	6,436,232
Nissan Motor	603,262	6,006,131
Nomura Research Institute	162,200	7,528,741
Obayashi	637,000	7,695,043
Oji Holdings	1,244,000	8,261,214
Resona Holdings	1,107,334	6,598,350
Sekisui House	361,055	6,512,952
Subaru	162,400	5,149,353
Sumitomo	449,500	7,624,311
Sumitomo Electric Industries	365,700	6,164,715
Sumitomo Heavy Industries	169,200	7,129,349
Sumitomo Mitsui Financial Group	162,500	7,004,484
Sumitomo Mitsui Trust Holdings	173,700	6,872,616
Taisei	164,000	8,155,868
TDK	95,000	7,549,729
Tohoku Electric Power	449,600	5,739,998
Toppan Printing	584,000	5,275,343
Toyota Industries	122,000	7,820,074
Toyota Motor	109,682	6,990,034

		366,955,359

Netherlands–3.31%
ING Groep	411,384	7,551,668
Koninklijke Ahold Delhaize	285,876	6,284,408
NN Group	186,895	8,083,876
Randstad Holding	100,971	6,195,487
Royal Dutch Shell Class B	224,710	7,566,892

		35,682,331

New Zealand–0.55%
Fletcher Building	1,099,767	5,923,515

		5,923,515

Norway–2.69%
†Marine Harvest	386,999	6,544,418
Norsk Hydro	1,021,158	7,741,207
Orkla	683,758	7,245,843
Yara International	161,916	7,434,269

		28,965,737

Portugal–0.63%
EDP - Energias de Portugal	1,950,405	6,751,458

		6,751,458

Number of Shares		Value (U.S. $)

ΔCOMMON STOCK (continued)
Singapore–1.70%
Keppel	1,258,978	$6,889,385
Singapore Telecommunications	2,189,100	5,836,418
Wilmar International	2,417,858	5,571,891

		18,297,694

Spain–3.33%
Abertis Infraestructuras	379,582	8,445,576
ACS Actividades de Construccion y Servicios	184,909	7,223,215
Banco Bilbao Vizcaya Argentaria	792,208	6,732,354
Enagas	237,695	6,797,948
Gas Natural SDG	287,202	6,628,188

		35,827,281

Sweden–2.30%
Investor Class B	149,032	6,797,003
Nordea Bank	540,020	6,538,543
Skanska Class B	259,104	5,368,822
Telefonaktiebolaget LM Ericsson Class B	925,046	6,105,054

		24,809,422

Switzerland–1.85%
Adecco Group	86,257	6,591,768
Novartis	82,709	6,960,170
Swiss Re	68,091	6,367,922

		19,919,860

United Kingdom–13.84%
3i Group	690,088	8,495,753
Aegon	1,163,698	7,394,101
AstraZeneca	99,967	6,898,283
Babcock International Group	537,444	5,119,320
Barratt Developments	902,967	7,877,003
Berkeley Group Holdings	153,390	8,691,966
BP	1,100,594	7,720,982
Capita	855,895	4,624,495
Direct Line Insurance Group	1,459,386	7,509,694
HSBC Holdings	755,622	7,804,119
J Sainsbury	1,847,590	6,016,359
Kingfisher	1,521,209	6,935,886
Marks & Spencer Group	1,475,607	6,260,441
Meggitt	1,111,548	7,217,680
Pearson	761,195	7,540,400
Persimmon	235,209	8,694,996
Royal Dutch Shell Class A	3,415	114,004
Royal Mail	1,165,660	7,121,718
Smith & Nephew	396,371	6,858,453
Tate & Lyle	632,307	5,993,306
Travis Perkins	320,743	6,785,912

LVIP SSGA Funds–16

LVIP SSGA Developed International 150 Fund

Statement of Net Assets (continued)

Number of Shares		Value (U.S. $)

ΔCOMMON STOCK (continued)
United Kingdom (continued)
Vodafone Group	2,327,823	$7,358,238

		149,033,109

Total Common Stock (Cost $892,195,995)		1,043,760,684

Number of Shares		Value (U.S. $)

MONEY MARKET FUND–2.56%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 1.15%)	27,516,941	$27,516,941

Total Money Market Fund (Cost $27,516,941)		27,516,941

TOTAL VALUE OF SECURITIES–99.51% (Cost $919,712,936)	1,071,277,625
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.49%	5,311,294

NET ASSETS APPLICABLE TO 114,621,608 SHARES OUTSTANDING–100.00%	$1,076,588,919

NET ASSET VALUE PER SHARE–LVIP SSGA DEVELOPED INTERNATIONAL 150 FUND STANDARD CLASS ($905,853,222 / 96,447,769 Shares)	$9.392

NET ASSET VALUE PER SHARE–LVIP SSGA DEVELOPED INTERNATIONAL 150 FUND SERVICE CLASS ($170,735,697 / 18,173,839 Shares)	$9.395

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2017:
Shares of beneficial interest (unlimited authorization–no par)	$954,447,371
Distributions in excess of net investment income	(8,339,324)
Accumulated net realized loss on investments	(21,623,245)
Net unrealized appreciation of investments, foreign currencies and derivatives	152,104,117

TOTAL NET ASSETS	$1,076,588,919

Δ	Securities have been classified by country of origin. Classification by type of business has been presented on page 11.

∎	Securities listed and traded on the Hong Kong Stock Exchange. These securities have significant business operations in China.

†	Non-income producing.

«

Includes $1,126,800 cash collateral held at broker for futures contracts, $3,130 variation margin due from broker on futures contracts, $348,520 due to manager and affiliates, $67,195 other accrued expenses payable and $256,758 payable for fund shares redeemed as of December 31, 2017.

The following futures contracts were outstanding at December 31, 2017:1

Futures Contracts

Contracts to Buy (Sell)	Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation
Equity Contracts:
313 E-mini MSCI EAFE Index	$32,012,075	$31,595,929	3/19/18	$416,146

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amount presented above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

Summary of Abbreviations:

EAFE–Europe Australasia Far East

MSCI–Morgan Stanley Capital International

REIT–Real Estate Investment Trust

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Funds–17

LVIP SSGA Emerging Markets 100 Fund

Statement of Net Assets

December 31, 2017

Number of Shares		Value (U.S. $)

ΔCOMMON STOCK–96.89%
Brazil–4.58%
†BRF	658,800	$7,269,024
Cosan Industria e Comercio	639,300	7,998,236
Fibria Celulose	861,600	12,428,796
Suzano Papel E Celulose	1,829,200	10,306,517

		38,002,573

Chile–0.88%
Cencosud	2,470,345	7,293,419

		7,293,419

Czech Republic–1.22%
CEZ	432,110	10,075,309

		10,075,309

∎Hong Kong–25.18%
Agricultural Bank of China	16,696,000	7,759,295
Bank of China	15,295,100	7,490,565
Bank of Communications	9,847,000	7,288,286
Beijing Enterprises Holdings	1,428,500	8,455,381
China Cinda Asset Management	19,224,809	7,019,653
China CITIC Bank	11,443,000	7,163,300
China Communications Construction	5,262,000	5,969,694
China Construction Bank	9,376,000	8,631,102
China Everbright Bank	15,340,000	7,150,407
China Galaxy Securities Class H	8,059,500	5,921,028
China Merchants Port Holdings	2,852,996	7,451,851
China Minsheng Banking	6,991,000	6,986,646
China Mobile	694,000	7,017,758
China Overseas Land & Investment	2,488,000	7,986,190
China Resources Power Holdings	4,180,238	7,775,014
China Telecom	15,806,000	7,496,948
CITIC	5,410,000	7,805,325
COSCO SHIPPING Ports	6,686,215	6,957,631
Dongfeng Motor Group	6,520,000	7,869,845
Great Wall Motor	6,487,500	7,404,942
Guangzhou Automobile Group Class H	4,684,000	11,063,753
Huaneng Power International	11,252,000	7,052,521
Industrial & Commercial Bank of China	11,403,000	9,141,041
Lenovo Group	12,220,000	6,881,237
Longfor Properties	4,261,000	10,678,610
Sinopharm Group	1,599,200	6,889,020
Want Want China Holdings	11,419,000	9,559,360

		208,866,403

Hungary–1.06%
Richter Gedeon	336,831	8,818,880

		8,818,880

Indonesia–0.86%
Indofood Sukses Makmur	12,679,200	7,125,771

		7,125,771

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Malaysia–1.04%
Kuala Lumpur Kepong	1,394,300	$8,613,170

		8,613,170

Mexico–1.84%
Fibra Uno Administracion	4,574,211	6,767,390
Wal-Mart de Mexico	3,454,489	8,471,734

		15,239,124

Republic of Korea–26.04%
BNK Financial Group	921,418	8,098,205
DB Insurance	135,076	8,983,617
GS Holdings	149,544	8,683,444
Hanwha Chemical	336,609	9,930,492
Hyosung	67,221	8,749,786
Hyundai Glovis	56,454	7,176,233
Hyundai Mobis	34,975	8,592,242
Hyundai Motor	52,821	7,687,389
Hyundai Steel	145,298	7,955,231
Industrial Bank of Korea	680,825	10,443,447
Kangwon Land	233,138	7,578,186
KB Financial Group	169,580	10,036,273
KCC	24,186	8,607,600
Kia Motors	232,734	7,282,788
Korea Electric Power	182,879	6,500,691
KT	213	6,018
KT ADR	460,358	7,186,188
KT&G	90,076	9,718,162
LG	120,404	10,232,256
LG Uplus	577,660	7,554,285
POSCO	30,565	9,507,280
Shinhan Financial Group	176,788	8,160,045
SK Holdings	36,639	9,685,523
SK Innovation	52,012	9,922,374
SK Telecom	33,304	8,306,168
Woori Bank	638,747	9,389,823

		215,973,746

Russia–4.43%
Gazprom ADR	1,695,070	7,451,353
LUKOIL ADR	146,015	8,319,338
RusHydro	467,270,000	5,910,498
Severstal	527,070	8,116,649
Surgutneftegas ADR	1,479,549	6,945,098

		36,742,936

South Africa–6.30%
Barclays Africa Group	605,764	8,874,101
Imperial Holdings	537,188	11,351,551
Netcare	3,064,759	6,229,840
Redefine Properties	8,873,901	7,674,338
Sasol	268,600	9,284,962
SPAR Group	536,278	8,813,207

		52,227,999

LVIP SSGA Funds–18

LVIP SSGA Emerging Markets 100 Fund

Statement of Net Assets (continued)

Number of Shares		Value (U.S. $)

ΔCOMMON STOCK (continued)
Taiwan–15.51%
Asustek Computer	807,000	$7,579,566
Catcher Technology	809,000	8,864,779
Cheng Shin Rubber Industry	3,642,000	6,425,223
Compal Electronics	11,814,000	8,444,311
Formosa Chemicals & Fibre	2,502,000	8,631,914
Foxconn Technology	2,509,240	7,151,874
Hon Hai Precision Industry	2,550,000	8,107,953
Lite-On Technology	4,430,000	6,025,792
MediaTek	1,035,000	10,173,841
Mega Financial Holding	9,760,000	7,870,007
Pegatron.	2,734,000	6,587,328
Pou Chen	5,741,000	7,420,157
SinoPac Financial Holdings	25,520,444	8,292,847
Taishin Financial Holding	19,574,650	9,093,857
Uni-President Enterprises	4,074,000	9,022,413
United Microelectronics	18,841,000	8,946,564

		128,638,426

Thailand–2.87%
Charoen Pokphand Foods-Foreign	8,998,391	6,626,615
Krung Thai Bank-Foreign	12,916,300	7,609,480
PTT Global Chemical-Foreign	3,659,500	9,544,569

		23,780,664

Turkey–3.20%
Eregli Demir ve Celik Fabrikalari	4,576,407	12,074,762
Turkiye Halk Bankasi	2,434,056	6,917,136

Number of Shares		Value (U.S. $)

ΔCOMMON STOCK (continued)
Turkey (continued)
Turkiye Is Bankasi Class C	4,126,996	$7,577,944

		26,569,842

United Arab Emirates–1.88%
Aldar Properties	11,672,492	6,991,895
Dubai Islamic Bank	5,096,143	8,575,304

		15,567,199

Total Common Stock (Cost $730,744,189)		803,535,461

ΔPREFERRED STOCK–0.90%
Brazil–0.90%
Telefonica Brasil 5.36%	509,900	7,473,799

Total Preferred Stock (Cost $7,745,883)		7,473,799

MONEY MARKET FUND–1.48%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 1.15%)	12,282,552	12,282,552

Total Money Market Fund (Cost $12,282,552)		12,282,552

TOTAL VALUE OF SECURITIES–99.27% (Cost $750,772,624)	823,291,812
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.73%	6,054,221

NET ASSETS APPLICABLE TO 83,576,066 SHARES OUTSTANDING–100.00%	$829,346,033

NET ASSET VALUE PER SHARE–LVIP SSGA EMERGING MARKETS 100 FUND STANDARD CLASS ($621,221,392 / 62,605,835 Shares)	$9.923

NET ASSET VALUE PER SHARE–LVIP SSGA EMERGING MARKETS 100 FUND SERVICE CLASS ($208,124,641 / 20,970,231 Shares)	$9.925

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2017:
Shares of beneficial interest (unlimited authorization–no par)	$849,933,397
Undistributed net investment income	967,192
Accumulated net realized loss on investments	(94,869,379)
Net unrealized appreciation of investments, foreign currencies and derivatives	73,314,823

TOTAL NET ASSETS	$829,346,033

Δ	Securities have been classified by country of origin. Classification by type of business has been presented on page 12.

∎	Securities listed and traded on the Hong Kong Stock Exchange. These securities have significant business operations in China.

†	Non-income producing.

«

Includes $569,750 cash collateral held at broker for futures contracts, $71,550 variation margin due from broker on futures contracts, $288,380 due to manager and affiliates, $151,898 other accrued expenses payable and $314,708 payable for fund shares redeemed as of December 31, 2017.

LVIP SSGA Funds–19

LVIP SSGA Emerging Markets 100 Fund

Statement of Net Assets (continued)

The following futures contracts was outstanding at December 31, 2017:1

Futures Contracts

	Contracts to Buy (Sell)	Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation
Equity Contracts:
265	E-mini MSCI Emerging Markets Index	$15,419,025	$14,676,965	3/19/18	$742,060

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amount presented above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

Summary of Abbreviations:

ADR–American Depositary Receipt

MSCI–Morgan Stanley Capital International

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Funds–20

LVIP SSGA Large Cap 100 Fund

Statement of Net Assets

December 31, 2017

Number of Shares		Value (U.S. $)

COMMON STOCK–99.45%
Aerospace & Defense–3.17%
L3 Technologies	70,315	$13,911,823
Textron	254,300	14,390,837
United Technologies	104,900	13,382,093

		41,684,753

Airlines–1.09%
Delta Air Lines	256,500	14,364,000

		14,364,000

Auto Components–1.95%
Goodyear Tire & Rubber	328,300	10,607,373
Lear	85,111	15,035,709

		25,643,082

Automobiles–2.02%
Ford Motor	1,015,503	12,683,632
General Motors	339,548	13,918,073

		26,601,705

Banks–4.22%
CIT Group	283,725	13,967,782
Fifth Third Bancorp	471,495	14,305,158
JPMorgan Chase & Co	135,149	14,452,834
Wells Fargo & Co	211,400	12,825,638

		55,551,412

Beverages–0.98%
Coca-Cola	280,200	12,855,576

		12,855,576

Biotechnology–1.89%
Amgen	70,827	12,316,815
Gilead Sciences	174,800	12,522,672

		24,839,487

Capital Markets–1.08%
Invesco	389,911	14,247,348

		14,247,348

Chemicals–5.09%
Air Products & Chemicals	87,000	14,274,960
DowDuPont	187,086	13,324,265
Eastman Chemical	152,100	14,090,544
LyondellBasell Industries Class A	134,000	14,782,880
Mosaic	410,490	10,533,173

		67,005,822

Communications Equipment–3.06%
Cisco Systems	344,309	13,187,035
Harris	105,900	15,000,735
Juniper Networks	424,200	12,089,700

		40,277,470

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Consumer Finance–1.06%
Capital One Financial	140,042	$13,945,382

		13,945,382

Diversified Telecommunication Services–0.66%
CenturyLink	518,497	8,648,530

		8,648,530

Electric Utilities–2.73%
Duke Energy	142,221	11,962,208
Entergy	153,611	12,502,399
FirstEnergy	376,500	11,528,430

		35,993,037

Electrical Equipment–0.97%
Eaton	161,961	12,796,539

		12,796,539

Electronic Equipment, Instruments & Components–1.04%
Corning	428,105	13,695,079

		13,695,079

Equity Real Estate Investment Trusts–5.40%
Equity Residential	187,500	11,956,875
Host Hotels & Resorts	653,800	12,977,930
Kimco Realty	522,600	9,485,190
Prologis	230,014	14,838,203
Ventas	184,900	11,095,849
Welltower	169,342	10,798,939

		71,152,986

Food & Staples Retailing–2.09%
CVS Health	150,299	10,896,678
Wal-Mart Stores	168,691	16,658,236

		27,554,914

Food Products–3.27%
Archer-Daniels-Midland	258,913	10,377,233
Bunge	147,187	9,873,304
General Mills	199,500	11,828,355
JM Smucker	88,700	11,020,088

		43,098,980

Health Care Equipment & Supplies–2.01%
Baxter International	226,800	14,660,352
Medtronic	145,732	11,767,859

		26,428,211

Health Care Providers & Services–6.91%
Aetna	92,607	16,705,377
Anthem	72,138	16,231,771
Cardinal Health	145,247	8,899,284
†Express Scripts Holding	184,025	13,735,626
McKesson	81,000	12,631,950
Quest Diagnostics	119,577	11,777,139

LVIP SSGA Funds–21

LVIP SSGA Large Cap 100 Fund

Statement of Net Assets (continued)

Number of Shares		Value (U.S. $)

COMMON STOCK (continued)
Health Care Providers & Services (continued)
Universal Health Services Class B	96,800	$10,972,280

		90,953,427

Hotels, Restaurants & Leisure–2.09%
Carnival	200,205	13,287,606
Royal Caribbean Cruises	119,100	14,206,248

		27,493,854

Household Durables–3.36%
DR Horton	353,432	18,049,772
Lennar	231,167	14,619,001
Whirlpool	68,962	11,629,752

		44,298,525

Household Products–0.91%
Procter & Gamble	130,260	11,968,289

		11,968,289

Insurance–9.04%
Aflac	163,000	14,308,140
Everest Re Group	50,524	11,178,940
Hartford Financial Services Group	249,300	14,030,604
MetLife	226,901	11,472,115
Principal Financial Group	188,740	13,317,494
Prudential Financial	111,240	12,790,375
Reinsurance Group of America	93,600	14,595,048
Travelers	97,700	13,252,028
Unum Group	256,300	14,068,307

		119,013,051

Internet Software & Services–1.01%
†eBay	353,300	13,333,542

		13,333,542

IT Services–1.63%
International Business Machines	67,900	10,417,218
Western Union	582,700	11,077,127

		21,494,345

Machinery–5.10%
Cummins	77,813	13,744,888
Ingersoll-Rand	149,000	13,289,310
PACCAR	174,529	12,405,521
Snap-on	71,300	12,427,590
Stanley Black & Decker	89,700	15,221,193

		67,088,502

Media–0.64%
Viacom Class B	274,097	8,444,929

		8,444,929

Multiline Retail–1.90%
Macy’s	418,943	10,553,174

Number of Shares		Value (U.S. $)

COMMON STOCK (continued)
Multiline Retail (continued)
Target	220,878	$14,412,290

		24,965,464

Multi-Utilities–1.98%
Consolidated Edison	149,624	12,710,559
Public Service Enterprise Group	259,873	13,383,460

		26,094,019

Oil, Gas & Consumable Fuels–6.25%
Andeavor	146,200	16,716,508
Chevron	108,696	13,607,652
Kinder Morgan	557,970	10,082,518
Phillips 66	151,868	15,361,448
Targa Resources	208,145	10,078,381
Valero Energy	178,497	16,405,659

		82,252,166

Pharmaceuticals–1.95%
Johnson & Johnson	94,001	13,133,820
Pfizer	347,054	12,570,296

		25,704,116

Road & Rail–2.30%
Kansas City Southern	142,100	14,951,762
Norfolk Southern	106,118	15,376,498

		30,328,260

Semiconductors & Semiconductor Equipment–4.50%
Intel	333,777	15,407,146
Lam Research	92,144	16,960,946
Maxim Integrated Products	260,900	13,639,852
QUALCOMM	207,315	13,272,306

		59,280,250

Software–1.88%
CA	370,357	12,325,481
Oracle	264,300	12,496,104

		24,821,585

Specialty Retail–1.36%
Best Buy	261,814	17,926,405

		17,926,405

Technology Hardware, Storage & Peripherals–1.64%
Apple	83,400	14,113,782
Hewlett Packard Enterprise	518,238	7,441,898

		21,555,680

Textiles, Apparel & Luxury Goods–1.22%
VF	217,200	16,072,800

		16,072,800

Total Common Stock (Cost $1,062,127,354)		1,309,473,522

LVIP SSGA Funds–22

LVIP SSGA Large Cap 100 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

MONEY MARKET FUND–0.44%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 1.15%)	5,706,920	$5,706,920

Total Money Market Fund (Cost $5,706,920)		5,706,920

	Principal Amount°	Value (U.S. $)

SHORT-TERM INVESTMENT–0.03%
≠U.S. Treasury Obligation–0.03%
U.S. Treasury Bill
¥ 1.047% 2/1/18	420,000	$419,559

Total Short-Term Investment (Cost $419,597)		419,559

TOTAL VALUE OF SECURITIES–99.92% (Cost $1,068,253,871)	1,315,600,001
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.08%	1,107,125

NET ASSETS APPLICABLE TO 94,663,276 SHARES OUTSTANDING–100.00%	$1,316,707,126

NET ASSET VALUE PER SHARE–LVIP SSGA LARGE CAP 100 FUND STANDARD CLASS ($949,169,410 / 68,211,764 Shares)	$13.915

NET ASSET VALUE PER SHARE–LVIP SSGA LARGE CAP 100 FUND SERVICE CLASS ($367,537,716 / 26,451,512 Shares)	$13.895

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2017:
Shares of beneficial interest (unlimited authorization–no par)	$1,025,585,883
Accumulated net realized gain on investments.	43,670,670
Net unrealized appreciation of investments and derivatives.	247,450,573

TOTAL NET ASSETS	$1,316,707,126

†	Non-income producing.

«

Includes $30,070 variation margin due to broker on futures contracts, $445,177 due to manager and affiliates, $48,542 other accrued expenses payable and $394,097 payable for fund shares redeemed as of December 31, 2017.

≠	The rate shown is the effective yield at the time of purchase.

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

¥	Fully or partially pledged as collateral for futures contracts.

The following futures contracts were outstanding at December 31, 2017:1

Futures Contracts

Contracts to Buy (Sell)	Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation
Equity Contracts:
62 E-mini S&P 500 Index	$8,295,600	$8,191,157	3/19/18	$104,443

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amounts presented above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1 See Note 7 in “Notes to Financial Statements.”

Summary of Abbreviations:

IT–Information Technology

S&P–Standard & Poor’s

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Funds–23

LVIP SSGA Small-Mid Cap 200 Fund

Statement of Net Assets

December 31, 2017

Number of Shares		Value (U.S. $)

COMMON STOCK–98.42%
Aerospace & Defense–1.09%
†KeyW Holding	171,607	$1,007,333
National Presto Industries	17,423	1,732,717
†Wesco Aircraft Holdings	147,124	1,088,718

		3,828,768

Airlines–0.73%
SkyWest	48,230	2,561,013

		2,561,013

Auto Components–0.27%
Superior Industries International	64,900	963,765

		963,765

Banks–2.22%
Berkshire Hills Bancorp	48,861	1,788,313
OFG Bancorp	156,751	1,473,459
†Opus Bank	90,679	2,475,537
Umpqua Holdings	99,279	2,065,003

		7,802,312

Biotechnology–3.55%
†Emergent BioSolutions	59,460	2,763,106
†Enanta Pharmaceuticals	55,588	3,261,904
†Five Prime Therapeutics	48,392	1,060,753
†Myriad Genetics	88,400	3,036,098
†PDL BioPharma	865,370	2,371,114

		12,492,975

Building Products–0.73%
Owens Corning	28,001	2,574,412

		2,574,412

Capital Markets–1.09%
Arlington Asset Investment Class A	118,836	1,399,888
Janus Henderson Group	63,557	2,431,691

		3,831,579

Chemicals–1.31%
FutureFuel	126,936	1,788,528
Rayonier Advanced Materials	137,589	2,813,695

		4,602,223

Commercial Services & Supplies–3.83%
Ennis	110,208	2,286,816
Essendant	118,076	1,094,565
LSC Communications	69,728	1,056,379
McGrath RentCorp	52,454	2,464,289
Mobile Mini	58,099	2,004,415
Quad/Graphics	73,082	1,651,653
RR Donnelley & Sons	148,143	1,377,730
Steelcase Class A	101,300	1,539,760

		13,475,607

Communications Equipment–1.65%
†Digi International	147,687	1,410,411

Number of Shares		Value (U.S. $)

COMMON STOCK (continued)
Communications Equipment (continued)
†EchoStar Class A	31,083	$1,861,872
Silicom	36,297	2,544,783

		5,817,066

Construction & Engineering–0.97%
Chicago Bridge & Iron	57,900	934,506
KBR	124,632	2,471,453

		3,405,959

Consumer Finance–0.46%
Navient	122,703	1,634,404

		1,634,404

Electric Utilities–0.52%
Hawaiian Electric Industries	50,877	1,839,204

		1,839,204

Electrical Equipment–1.54%
Powell Industries	55,100	1,578,615
Regal Beloit	23,500	1,800,100
†Sunrun	349,127	2,059,849

		5,438,564

Electronic Equipment, Instruments & Components–5.82%
†Arrow Electronics	23,477	1,887,786
Avnet	38,609	1,529,689
AVX	106,576	1,843,765
Bel Fuse Class B	77,007	1,938,651
†Benchmark Electronics	53,591	1,559,498
†Fitbit Class A	317,553	1,813,228
Jabil	59,748	1,568,385
†Kimball Electronics	106,809	1,949,264
PC Connection	59,901	1,570,005
†Sanmina	43,297	1,428,801
†ScanSource	43,489	1,556,906
†Tech Data	18,854	1,847,126

		20,493,104

Energy Equipment & Services–2.68%
Bristow Group	129,700	1,747,059
Ensco Class A	503,564	2,976,063
†Noble	301,501	1,362,785
†Rowan	118,103	1,849,493
†Transocean	141,426	1,510,430

		9,445,830

Equity Real Estate Investment Trusts–6.71%
Ashford Hospitality Prime	168,566	1,640,147
CBL & Associates Properties	176,800	1,000,688
Chatham Lodging Trust	89,139	2,028,804
Chesapeake Lodging Trust	73,077	1,979,656
CorEnergy Infrastructure Trust	52,277	1,996,981
Hersha Hospitality Trust	91,369	1,589,821
InfraREIT	97,077	1,803,691

LVIP SSGA Funds–24

LVIP SSGA Small-Mid Cap 200 Fund

Statement of Net Assets (continued)

Number of Shares		Value (U.S. $)

COMMON STOCK (continued)
Equity Real Estate Investment Trusts (continued)
Medical Properties Trust	134,517	$1,853,644
One Liberty Properties	76,390	1,980,029
RAIT Financial Trust	594,673	223,002
RLJ Lodging Trust	76,732	1,685,802
Select Income REIT	67,427	1,694,440
Sunstone Hotel Investors	116,275	1,922,026
Xenia Hotels & Resorts	103,255	2,229,275

		23,628,006

Food & Staples Retailing–0.82%
SpartanNash	51,419	1,371,859
Village Super Market Class A	65,908	1,511,270

		2,883,129

Food Products–1.11%
Sanderson Farms	17,026	2,362,868
†Seneca Foods Class A	50,066	1,539,529

		3,902,397

Health Care Equipment & Supplies–0.52%
Meridian Bioscience	130,854	1,831,956

		1,831,956

Health Care Providers & Services–7.78%
†Acadia Healthcare	40,916	1,335,089
Aceto	117,552	1,214,312
†Almost Family	35,782	1,980,534
†Diplomat Pharmacy	115,875	2,325,611
Ensign Group	93,228	2,069,662
†Envision Healthcare	25,992	898,284
†LHC Group	33,173	2,031,846
†LifePoint Health	28,015	1,395,147
†Magellan Health	26,050	2,515,127
†MEDNAX	25,061	1,339,260
†Molina Healthcare	38,364	2,941,752
National HealthCare	24,160	1,472,310
Owens & Minor	49,000	925,120
†Select Medical Holdings	137,074	2,419,356
†Triple-S Management Class B	102,419	2,545,112

		27,408,522

Hotels, Restaurants & Leisure–0.71%
ILG	88,412	2,517,974

		2,517,974

Household Durables–4.79%
CalAtlantic Group	46,592	2,627,323
†Century Communities	68,941	2,144,065
CSS Industries	68,734	1,912,867
Libbey	118,826	893,572
MDC Holdings	62,481	1,991,894
†Meritage Homes	47,175	2,415,360
†TRI Pointe Group	136,055	2,438,106

Number of Shares		Value (U.S. $)

COMMON STOCK (continued)
Household Durables (continued)
†William Lyon Homes Class A	83,755	$2,435,595

		16,858,782

Household Products–0.24%
Orchids Paper Products	65,515	838,592

		838,592

Independent Power & Renewable Electricity Producers–0.55%
NRG Yield Class A	102,911	1,939,872

		1,939,872

Insurance–3.62%
American National Insurance	14,907	1,911,823
AmTrust Financial Services	91,200	918,384
Assured Guaranty	46,599	1,578,308
Baldwin & Lyons Class B	73,156	1,752,086
First American Financial	44,526	2,495,237
Maiden Holdings	122,502	808,513
Old Republic International	85,678	1,831,796
Validus Holdings	30,859	1,447,904

		12,744,051

Internet Software & Services–0.25%
†Meet Group	318,820	899,072

		899,072

IT Services–2.39%
Convergys	83,845	1,970,357
Leidos Holdings	32,584	2,103,949
ManTech International Class A	49,097	2,464,178
†Sykes Enterprises	59,205	1,861,997

		8,400,481

Leisure Products–0.35%
†Vista Outdoor	85,614	1,247,396

		1,247,396

Life Sciences Tools & Services–0.53%
Luminex	94,438	1,860,429

		1,860,429

Machinery–3.64%
American Railcar Industries	43,133	1,796,058
Briggs & Stratton	78,747	1,997,811
Greenbrier	41,095	2,190,363
Hyster-Yale Materials Handling	30,194	2,571,321
Miller Industries	69,180	1,784,844
Trinity Industries	66,195	2,479,665

		12,820,062

Media–1.72%
Gannett	209,440	2,427,410
New Media Investment Group	119,761	2,009,590

LVIP SSGA Funds–25

LVIP SSGA Small-Mid Cap 200 Fund

Statement of Net Assets (continued)

Number of Shares		Value (U.S. $)

COMMON STOCK (continued)
Media (continued)
Time	88,689	$1,636,312

		6,073,312

Metals & Mining–2.58%
Commercial Metals	94,753	2,020,134
Kaiser Aluminum	21,500	2,297,275
Reliance Steel & Aluminum	21,745	1,865,504
Schnitzer Steel Industries Class A	86,730	2,905,455

		9,088,368

Mortgage Real Estate Investment Trusts–7.73%
AG Mortgage Investment Trust	98,385	1,870,299
Anworth Mortgage Asset	311,879	1,696,622
Apollo Commercial Real Estate Finance	92,356	1,703,968
Ares Commercial Real Estate	130,329	1,681,244
Capstead Mortgage	164,781	1,425,356
Chimera Investment	85,503	1,580,095
CYS Investments	223,323	1,793,284
Invesco Mortgage Capital	115,031	2,051,003
MFA Financial	212,585	1,683,673
MTGE Investment	103,001	1,905,519
New Residential Investment	103,333	1,847,594
New York Mortgage Trust	280,306	1,729,488
PennyMac Mortgage Investment Trust	101,311	1,628,068
Redwood Trust	105,373	1,561,628
Starwood Property Trust	75,546	1,612,907
Two Harbors Investment	89,573	1,456,457

		27,227,205

Multiline Retail–1.32%
Dillard’s Class A	36,086	2,166,964
Kohl’s	45,842	2,486,012

		4,652,976

Denmark–1.87%
Multi-Utilities–1.13%
Avista	43,216	2,225,192
NorthWestern	29,200	1,743,240

		3,968,432

Oil, Gas & Consumable Fuels–2.70%
†Gener8 Maritime	322,337	2,133,871
HollyFrontier	64,266	3,291,705
Murphy Oil	66,567	2,066,905
†Renewable Energy Group	172,288	2,032,998

		9,525,479

Paper & Forest Products–1.67%
Domtar	45,846	2,270,294
PH Glatfelter	79,900	1,713,056
Schweitzer-Mauduit International	41,868	1,899,132

		5,882,482

Number of Shares		Value (U.S. $)

COMMON STOCK (continued)
Pharmaceuticals–2.03%
†Endo International	172,278	$1,335,155
†Impax Laboratories	185,100	3,081,915
†Lannett	79,939	1,854,585
†Mallinckrodt	38,754	874,290

		7,145,945

Professional Services–0.63%
Kelly Services Class A	81,220	2,214,869

		2,214,869

Road & Rail–1.16%
†Roadrunner Transportation Systems	272,458	2,100,651
Ryder System	23,637	1,989,526

		4,090,177

Semiconductors & Semiconductor Equipment–3.02%
†First Solar	60,416	4,079,288
†IXYS	119,800	2,869,210
Marvell Technology Group	107,741	2,313,199
†Photronics	160,049	1,364,418

		10,626,115

Software–0.58%
†Rubicon Project	301,268	563,371
TiVo	95,110	1,483,716

		2,047,087

Specialty Retail–4.37%
Barnes & Noble	199,700	1,337,990
Buckle	97,900	2,325,125
Cato Class A	81,100	1,291,112
Finish Line Class A	132,700	1,928,131
GameStop Class A	82,924	1,488,486
†GNC Holdings	236,144	871,371
Guess	156,995	2,650,076
Office Depot	383,300	1,356,882
Rent-A-Center	193,007	2,142,378

		15,391,551

Technology Hardware, Storage & Peripherals–0.90%
†Super Micro Computer	68,000	1,422,900
Xerox	59,606	1,737,515

		3,160,415

Textiles, Apparel & Luxury Goods–0.98%
†Fossil Group	102,269	794,630
†Iconix Brand Group	240,124	309,760
Movado Group	73,228	2,357,942

		3,462,332

Thrift & Mortgage Finance–0.48%
Oritani Financial	102,400	1,679,360

		1,679,360

LVIP SSGA Funds–26

LVIP SSGA Small-Mid Cap 200 Fund

Statement of Net Assets (continued)

Number of Shares		Value (U.S. $)

COMMON STOCK (continued)
Tobacco–0.37%
Universal	25,043	$1,314,757

		1,314,757

Trading Companies & Distributors–1.63%
Air Lease	45,444	2,185,402
Aircastle	73,290	1,714,253
GATX	29,592	1,839,439

		5,739,094

Wireless Telecommunication Services–0.95%
Spok Holdings	94,095	1,472,587
Telephone & Data Systems	67,709	1,882,310

		3,354,897

Total Common Stock (Cost $325,939,324)		346,632,359

	Number of Shares	Value (U.S. $)

MONEY MARKET FUND–1.49%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 1.15%)	5,244,388	$5,244,388

Total Money Market Fund (Cost $5,244,388)		5,244,388

	Principal Amount°

SHORT-TERM INVESTMENT–0.08%
≠U.S. Treasury Obligation–0.08%
U.S. Treasury Bill
¥ 1.407% 6/7/18	280,000	278,225

Total Short-Term Investment (Cost $278,260)		278,225

TOTAL VALUE OF SECURITIES–99.99% (Cost $331,461,972)	352,154,972
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.01%	19,770

NET ASSETS APPLICABLE TO 26,175,291 SHARES OUTSTANDING–100.00%	$ 352,174,742

NET ASSET VALUE PER SHARE–LVIP SSGA SMALL-MID CAP 200 FUND STANDARD CLASS ($200,815,304 / 14,918,736 Shares)	$13.461

NET ASSET VALUE PER SHARE–LVIP SSGA SMALL-MID CAP 200 FUND SERVICE CLASS ($151,359,438 / 11,256,555 Shares)	$13.446

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2017:
Shares of beneficial interest (unlimited authorization–no par)	$329,727,191
Distributions in excess of net investment income	(225,605)
Accumulated net realized gain on investments.	1,895,410
Net unrealized appreciation of investments and derivatives.	20,777,746

TOTAL NET ASSETS	$352,174,742

†	Non-income producing.

«

Includes $46,055 variation margin due to broker on futures contracts, $133,234 due to manager and affiliates, $29,957 other accrued expenses payable, $1,080,367 payable for securities purchased and $125,037 payable for fund shares redeemed as of December 31, 2017.

≠	The rate shown is the effective yield at the time of purchase.

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

¥	Fully or partially pledged as collateral for futures contracts.

LVIP SSGA Funds–27

LVIP SSGA Small-Mid Cap 200 Fund

Statement of Net Assets (continued)

The following futures contracts were outstanding at December 31, 2017:1

Futures Contracts

	Contracts to Buy (Sell)	Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation
Equity Contracts:
65	E-mini Russell 2000 Index	$4,993,625	$4,911,467	3/19/18	$82,158
3	E-mini S&P MidCap 400 Index	570,720	568,132	3/19/18	2,588

Total Futures Contracts					$84,746

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

See Notes 7 in “Notes to Financial Statements.”

Summary of Abbreviations:

IT–Information Technology

REIT–Real Estate Investment Trust

S&P–Standard & Poor’s

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Funds–28

LVIP SSGA Funds

Statements of Operations

Year Ended December 31, 2017

	LVIP SSGA Developed International 150 Fund	LVIP SSGA Emerging Markets 100 Fund	LVIP SSGA Large Cap 100 Fund	LVIP SSGA Small-Mid Cap 200 Fund
INVESTMENT INCOME:
Dividends	$37,259,405	$28,874,996	$38,037,030	$7,912,553
Interest	—	—	7,374	3,164
Foreign tax withheld	(3,257,741)	(4,016,275)	—	(4,809)

	34,001,664	24,858,721	38,044,404	7,910,908

EXPENSES:
Management fees	3,272,370	2,470,746	4,352,525	1,022,988
Distribution expenses-Service Class	397,473	498,671	865,816	357,120
Accounting and administration expenses	242,849	176,588	347,356	74,809
Shareholder servicing fees	199,080	146,141	270,945	61,731
Custodian fees	93,093	228,215	14,860	7,297
Professional fees	54,029	60,107	54,359	33,073
Trustees’ fees and expenses	27,273	19,613	40,088	8,433
Pricing fees	21,904	16,638	438	673
Reports and statements to shareholders	16,634	59,553	34,423	53,800
Consulting fees	5,124	4,286	6,072	2,797
Other	12,954	7,221	27,407	3,724

	4,342,783	3,687,779	6,014,289	1,626,445

Less:
Management fees waived	(80,001)	(64,999)	(107,500)	(32,500)
Expenses paid indirectly	(223)	(2,619)	(626)	(449)

Total operating expenses	4,262,559	3,620,161	5,906,163	1,593,496

NET INVESTMENT INCOME	29,739,105	21,238,560	32,138,241	6,317,412

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	48,196,924	45,541,092	177,844,150	33,772,008
Foreign currencies	185,524	300,074	—	—
Foreign currency exchange contracts	(3,508)	(592,597)	—	—
Futures contracts	4,125,912	2,296,020	1,889,161	609,941

Net realized gain	52,504,852	47,544,589	179,733,311	34,381,949

Net change in unrealized appreciation (depreciation) of:
Investments	125,295,778	79,783,784	25,863,705	(21,008,352)
Foreign currencies	343,041	53,199	—	—
Futures contracts	434,932	890,374	203,447	142,010

Net change in unrealized appreciation (depreciation)	126,073,751	80,727,357	26,067,152	(20,866,342)

NET REALIZED AND UNREALIZED GAIN	178,578,603	128,271,946	205,800,463	13,515,607

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$208,317,708	$149,510,506	$237,938,704	$19,833,019

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Funds–29

LVIP SSGA Funds

Statements of Changes in Net Assets

	LVIP SSGA Developed International 150 Fund		LVIP SSGA Emerging Markets 100 Fund		LVIP SSGA Large Cap 100 Fund		LVIP SSGA Small-Mid Cap 200 Fund

	Year Ended		Year Ended		Year Ended		Year Ended

	12/31/17	12/31/16	12/31/17	12/31/16	12/31/17	12/31/16	12/31/17	12/31/16
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$29,739,105	$32,114,830	$21,238,560	$14,488,490	$32,138,241	$29,694,951	$6,317,412	$5,710,564
Net realized gain (loss)	52,504,852	(58,331,592)	47,544,589	(89,100,872)	179,733,311	43,784,127	34,381,949	(2,573,298)
Net change in unrealized appreciation (depreciation)	126,073,751	109,401,825	80,727,357	143,138,345	26,067,152	177,699,327	(20,866,342)	63,438,188

Net increase in net assets resulting from operations	208,317,708	83,185,063	149,510,506	68,525,963	237,938,704	251,178,405	19,833,019	66,575,454

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(36,052,364)	(27,788,469)	(15,862,243)	(10,213,287)	(25,636,358)	(26,070,279)	(4,644,849)	(2,981,060)
Service Class	(6,565,497)	(4,995,904)	(4,871,748)	(4,432,528)	(9,176,331)	(6,606,292)	(3,342,025)	(2,444,947)
Net realized gain:
Standard Class	—	(16,792,024)	—	—	(122,173,917)	(95,171,256)	(15,141,766)	(6,293,554)
Service Class	—	(3,248,469)	—	—	(45,956,553)	(30,337,969)	(12,049,756)	(6,307,216)

	(42,617,861)	(52,824,866)	(20,733,991)	(14,645,815)	(202,943,159)	(158,185,796)	(35,178,396)	(18,026,777)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	102,208,398	159,849,346	150,073,891	221,007,886	123,335,488	430,857,523	65,449,531	36,276,848
Service Class	30,107,680	15,840,439	32,450,962	25,806,795	54,861,440	35,766,150	35,562,786	24,519,616
Reinvestment of dividends and distributions:
Standard Class	36,052,364	44,580,493	15,862,243	10,213,287	147,810,275	121,241,535	19,786,615	9,274,614
Service Class	6,565,497	8,244,373	4,871,748	4,432,528	55,132,884	36,944,261	15,391,781	8,752,163

	174,933,939	228,514,651	203,258,844	261,460,496	381,140,087	624,809,469	136,190,713	78,823,241

Cost of shares redeemed:
Standard Class	(117,139,735)	(167,119,927)	(99,279,642)	(222,765,798)	(435,123,543)	(215,239,925)	(22,424,986)	(31,599,087)
Service Class	(35,887,564)	(28,385,266)	(43,404,151)	(39,981,092)	(70,095,836)	(70,789,081)	(32,385,093)	(30,522,500)

	(153,027,299)	(195,505,193)	(142,683,793)	(262,746,890)	(505,219,379)	(286,029,006)	(54,810,079)	(62,121,587)

Increase (decrease) in net assets derived from capital share transactions	21,906,640	33,009,458	60,575,051	(1,286,394)	(124,079,292)	338,780,463	81,380,634	16,701,654

NET INCREASE (DECREASE) IN NET ASSETS	187,606,487	63,369,655	189,351,566	52,593,754	(89,083,747)	431,773,072	66,035,257	65,250,331
NET ASSETS:
Beginning of year	888,982,432	825,612,777	639,994,467	587,400,713	1,405,790,873	974,017,801	286,139,485	220,889,154

End of year	$1,076,588,919	$888,982,432	$829,346,033	$639,994,467	$1,316,707,126	$1,405,790,873	$352,174,742	$286,139,485

Undistributed (Distributions in excess of) net investment income	$(8,339,324)	$545,023	$967,192	$594,706	$—	$—	$(225,605)	$219,822

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Funds–30

LVIP SSGA Developed International 150 Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSGA Developed International 150 Fund Standard Class Year Ended
	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Net asset value, beginning of period	$7.925	$7.663	$9.077	$9.491	$8.097

Income (loss) from investment operations:
Net investment income[1]	0.269	0.289	0.278	0.302	0.294
Net realized and unrealized gain (loss)	1.593	0.453	(0.676)	(0.209)	1.344

Total from investment operations	1.862	0.742	(0.398)	0.093	1.638

Less dividends and distributions from:
Net investment income	(0.395)	(0.300)	(0.259)	(0.318)	(0.244)
Net realized gain	—	(0.180)	(0.757)	(0.189)	—

Total dividends and distributions	(0.395)	(0.480)	(1.016)	(0.507)	(0.244)

Net asset value, end of period	$9.392	$7.925	$7.663	$9.077	$9.491

Total return[2]	23.58%	9.73%	(4.30% )	0.91%	20.31%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$905,853	$745,352	$682,486	$748,475	$643,792
Ratio of expenses to average net assets	0.39%	0.38%	0.39%	0.38%	0.41%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.40%	0.39%	0.39%	0.51%	0.83%
Ratio of net investment income to average net assets	3.02%	3.77%	3.03%	3.04%	3.37%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	3.01%	3.76%	3.03%	2.91%	2.95%
Portfolio turnover	55%	63%	57%	53%	58%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Funds–31

LVIP SSGA Developed International 150 Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSGA Developed International 150 Fund Service Class Year Ended
	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Net asset value, beginning of period	$7.928	$7.668	$9.080	$9.494	$8.101

Income (loss) from investment operations:
Net investment income[1]	0.247	0.270	0.255	0.277	0.271
Net realized and unrealized gain (loss)	1.593	0.451	(0.674)	(0.209)	1.344

Total from investment operations	1.840	0.721	(0.419)	0.068	1.615

Less dividends and distributions from:
Net investment income	(0.373)	(0.281)	(0.236)	(0.293)	(0.222)
Net realized gain	—	(0.180)	(0.757)	(0.189)	—

Total dividends and distributions	(0.373)	(0.461)	(0.993)	(0.482)	(0.222)

Net asset value, end of period	$9.395	$7.928	$7.668	$9.080	$9.494

Total return[2]	23.25%	9.46%	(4.53% )	0.65%	20.01%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$170,736	$143,630	$143,127	$151,765	$154,865
Ratio of expenses to average net assets	0.64%	0.63%	0.64%	0.63%	0.66%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.65%	0.64%	0.64%	0.76%	1.08%
Ratio of net investment income to average net assets	2.77%	3.52%	2.78%	2.79%	3.12%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.76%	3.51%	2.78%	2.66%	2.70%
Portfolio turnover	55%	63%	57%	53%	58%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Funds–32

LVIP SSGA Emerging Markets 100 Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSGA Emerging Markets 100 Fund Standard Class Year Ended
	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Net asset value, beginning of period	$8.232	$7.325	$9.288	$9.917	$10.447

Income (loss) from investment operations:
Net investment income[1]	0.284	0.223	0.357	0.322	0.253
Net realized and unrealized gain (loss)	1.669	0.914	(1.940)	(0.658)	(0.553)

Total from investment operations	1.953	1.137	(1.583)	(0.336)	(0.300)

Less dividends and distributions from:
Net investment income	(0.262)	(0.230)	(0.380)	(0.293)	(0.230)

Total dividends and distributions	(0.262)	(0.230)	(0.380)	(0.293)	(0.230)

Net asset value, end of period	$9.923	$8.232	$7.325	$9.288	$9.917

Total return[2]	23.83%	15.44%	(17.04% )	(3.37% )	(2.83% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$621,221	$462,296	$421,228	$492,713	$478,730
Ratio of expenses to average net assets	0.43%	0.44%	0.46%	0.44%	0.49%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.44%	0.45%	0.46%	0.69%	1.24%
Ratio of net investment income to average net assets	2.99%	2.86%	3.99%	3.28%	2.58%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.98%	2.85%	3.99%	3.03%	1.83%
Portfolio turnover	56%	73%	51%	84%	39%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Funds–33

LVIP SSGA Emerging Markets 100 Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSGA Emerging Markets 100 Fund Service Class Year Ended
	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Net asset value, beginning of period	$8.235	$7.329	$9.289	$9.917	$10.448

Income (loss) from investment operations:
Net investment income[1]	0.260	0.204	0.334	0.297	0.229
Net realized and unrealized gain (loss)	1.668	0.913	(1.936)	(0.657)	(0.554)

Total from investment operations	1.928	1.117	(1.602)	(0.360)	(0.325)

Less dividends and distributions from:
Net investment income	(0.238)	(0.211)	(0.358)	(0.268)	(0.206)

Total dividends and distributions	(0.238)	(0.211)	(0.358)	(0.268)	(0.206)

Net asset value, end of period	$9.925	$8.235	$7.329	$9.289	$9.917

Total return[2]	23.51%	15.16%	(17.25% )	(3.61% )	(3.08% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$208,125	$177,698	$166,173	$184,408	$191,838
Ratio of expenses to average net assets	0.68%	0.69%	0.71%	0.69%	0.74%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.69%	0.70%	0.71%	0.94%	1.49%
Ratio of net investment income to average net assets	2.74%	2.61%	3.74%	3.03%	2.33%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.73%	2.60%	3.74%	2.78%	1.58%
Portfolio turnover	56%	73%	51%	84%	39%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Funds–34

LVIP SSGA Large Cap 100 Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSGA Large Cap 100 Fund Standard Class
	Year Ended
	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Net asset value, beginning of period	$13.786	$12.878	$15.954	$14.468	$11.492

Income (loss) from investment operations:
Net investment income[1]	0.343	0.342	0.359	0.365	0.332
Net realized and unrealized gain (loss)	2.188	2.302	(1.141)	2.044	3.736

Total from investment operations	2.531	2.644	(0.782)	2.409	4.068

Less dividends and distributions from:
Net investment income	(0.430)	(0.316)	(0.391)	(0.393)	(0.310)
Net realized gain	(1.972)	(1.420)	(1.903)	(0.530)	(0.782)

Total dividends and distributions	(2.402)	(1.736)	(2.294)	(0.923)	(1.092)

Net asset value, end of period	$13.915	$13.786	$12.878	$15.954	$14.468

Total return[2]	18.76%	21.53%	(4.67%)	16.73%	35.85%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$949,169	$1,081,971	$674,162	$1,031,276	$813,764
Ratio of expenses to average net assets	0.36%	0.34%	0.34%	0.34%	0.36%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.37%	0.35%	0.34%	0.41%	0.57%
Ratio of net investment income to average net assets	2.33%	2.56%	2.32%	2.37%	2.43%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.32%	2.55%	2.32%	2.30%	2.22%
Portfolio turnover.	64%	57%	61%	44%	44%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Funds–35

LVIP SSGA Large Cap 100 Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSGA Large Cap 100 Fund Service Class
	Year Ended
	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Net asset value, beginning of period	$13.771	$12.870	$15.944	$14.463	$11.492

Income (loss) from investment operations:
Net investment income[1]	0.306	0.306	0.318	0.325	0.294
Net realized and unrealized gain (loss)	2.183	2.298	(1.137)	2.041	3.735

Total from investment operations	2.489	2.604	(0.819)	2.366	4.029

Less dividends and distributions from:
Net investment income	(0.393)	(0.283)	(0.352)	(0.355)	(0.276)
Net realized gain	(1.972)	(1.420)	(1.903)	(0.530)	(0.782)

Total dividends and distributions	(2.365)	(1.703)	(2.255)	(0.885)	(1.058)

Net asset value, end of period	$13.895	$13.771	$12.870	$15.944	$14.463

Total return[2]	18.47%	21.22%	(4.91% )	16.44%	35.50%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$367,538	$323,820	$299,856	$339,894	$329,982
Ratio of expenses to average net assets	0.61%	0.59%	0.59%	0.59%	0.61%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.62%	0.60%	0.59%	0.66%	0.82%
Ratio of net investment income to average net assets	2.08%	2.31%	2.07%	2.12%	2.18%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.07%	2.30%	2.07%	2.05%	1.97%
Portfolio turnover	64%	57%	61%	44%	44%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Funds–36

LVIP SSGA Small-Mid Cap 200 Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSGA Small-Mid Cap 200 Fund Standard Class
	Year Ended
	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Net asset value, beginning of period	$14.163	$11.701	$14.908	$15.394	$12.629

Income (loss) from investment operations:
Net investment income[1]	0.309	0.315	0.344	0.432	0.412
Net realized and unrealized gain (loss)	0.550	3.107	(1.347)	0.204	3.884

Total from investment operations	0.859	3.422	(1.003)	0.636	4.296

Less dividends and distributions from:
Net investment income	(0.367)	(0.281)	(0.330)	(0.516)	(0.398)
Net realized gain	(1.194)	(0.679)	(1.874)	(0.606)	(1.133)

Total dividends and distributions	(1.561)	(0.960)	(2.204)	(1.122)	(1.531)

Net asset value, end of period	$13.461	$14.163	$11.701	$14.908	$15.394

Total return[2]	6.33%	30.09%	(6.84% )	4.30%	34.49%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$200,815	$146,614	$107,473	$117,200	$100,958
Ratio of expenses to average net assets	0.40%	0.40%	0.41%	0.41%	0.42%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.41%	0.41%	0.41%	0.52%	0.76%
Ratio of net investment income to average net assets	2.17%	2.50%	2.39%	2.83%	2.80%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.16%	2.49%	2.39%	2.72%	2.46%
Portfolio turnover	67%	74%	70%	56%	55%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Funds–37

LVIP SSGA Small-Mid Cap 200 Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSGA Small-Mid Cap 200 Fund Service Class
	Year Ended
	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Net asset value, beginning of period	$14.150	$11.696	$14.901	$15.388	$12.628

Income (loss) from investment operations:
Net investment income[1]	0.273	0.283	0.306	0.393	0.373
Net realized and unrealized gain (loss)	0.548	3.099	(1.343)	0.203	3.881

Total from investment operations	0.821	3.382	(1.037)	0.596	4.254

Less dividends and distributions from:
Net investment income	(0.331)	(0.249)	(0.294)	(0.477)	(0.361)
Net realized gain	(1.194)	(0.679)	(1.874)	(0.606)	(1.133)

Total dividends and distributions	(1.525)	(0.928)	(2.168)	(1.083)	(1.494)

Net asset value, end of period	$13.446	$14.150	$11.696	$14.901	$15.388

Total return[2]	6.07%	29.76%	(7.08% )	4.04%	34.16%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$151,360	$139,525	$113,416	$116,053	$115,941
Ratio of expenses to average net assets	0.65%	0.65%	0.66%	0.66%	0.67%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.66%	0.66%	0.66%	0.77%	1.01%
Ratio of net investment income to average net assets	1.92%	2.25%	2.14%	2.58%	2.55%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.91%	2.24%	2.14%	2.47%	2.21%
Portfolio turnover	67%	74%	70%	56%	55%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Funds–38

LVIP SSGA Funds

Notes to Financial Statements

December 31, 2017

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 92 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSGA Developed International 150 Fund, LVIP SSGA Emerging Markets 100 Fund, LVIP SSGA Large Cap 100 Fund, and LVIP SSGA Small-Mid Cap 200 Fund (each, a “Fund”, and collectively, the “Funds”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are a diversified management investment company registered under the 1940 Act. Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. Lincoln Life and LNY hold each Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The investment objective of each Fund is to seek to maximize long-term capital appreciation.

1. Significant Accounting Policies

Each Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, each Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Funds.

Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sale price on the valuation date. Open-end investment companies are valued at their published net asset value (“NAV”). U.S. government and agency securities are valued at the mean between their bid and ask prices, which approximates fair value. Short-term debt securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Investments in government money market funds have a stable NAV. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts are valued at the daily quoted settlement prices. Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security. The Funds may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Funds may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).

Federal Income Taxes–No provision for federal income taxes has been made because each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Funds’ federal income tax returns through the year ended December 31, 2017 and for all open tax years (years ended December 31, 2014–December 31, 2016), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. If applicable, the Funds recognize interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statements of Operations. During the year ended December 31, 2017, the Funds did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with each Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Funds do not separate that portion of realized gains and losses on foreign equity securities resulting from changes in the foreign exchange rates from that which is due to changes in market prices. These changes are included with the net realized and unrealized gain or loss on investments. The Funds report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

LVIP SSGA Funds–39

LVIP SSGA Funds

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Funds are aware of such dividends, net of all tax withholding not eligible for rebates. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities using the effective interest method. Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate. Withholding taxes on foreign dividends are recorded in accordance with each Fund’s understanding of the applicable country’s tax rules and rates. In addition, the Funds may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Funds accrue such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned. The Funds declare and distribute dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Funds may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Funds in cash. Commission rebates are included in “Net realized gain (loss) from investments” on the Statement of Operations. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. For the year ended December 31, 2017, there were no brokerage commissions for LVIP SSGA Developed International 150 Fund, LVIP SSGA Emerging Markets 100 Fund, LVIP SSGA Large Cap 100 Fund and LVIP SSGA Small-Mid Cap 200 Fund.

The Funds receive earning credits from their custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this arrangement is included in “Custodian fees” on the Statements of Operations with the corresponding expense offset shown as “Expenses paid indirectly.”

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of each Fund’s investment portfolio, including monitoring of the Funds’ investment sub-adviser, and providing certain administrative services to each Fund. The fees are calculated daily and paid monthly. For its services, LIAC receives a management fee at an annual rate of each Fund’s average daily net assets as follows:

	LVIP SSGA Developed International 150 Fund	LVIP SSGA Emerging Markets 100 Fund	LVIP SSGA Large Cap 100 Fund	LVIP SSGA Small-Mid Cap 200 Fund
On the first $100 million	0.40%	0.40%	0.40%	0.40%
In excess of $100 million	0.32%	0.33%	0.30%	0.30%

LIAC has contractually agreed to waive a portion of its advisory fee. This agreement will continue at least through April 30, 2018, and cannot be terminated before that date without the mutual agreement of the Board and LIAC. The waiver amount of each Fund’s average daily net assets are as follows:

	LVIP SSGA Developed International 150 Fund	LVIP SSGA Emerging Markets 100 Fund	LVIP SSGA Large Cap 100 Fund	LVIP SSGA Small-Mid Cap 200 Fund
On the first $50 million	0.070%	0.065%	0.080%	0.065%
On the next $50 million	0.010%	0.025%	0.015%	—
On the next $400 million	0.010%	0.005%	0.015%	—

SSGA Funds Management, Inc. (the “Sub-Adviser”) is responsible for the day-to-day management of each Fund’s investment portfolio. For these services, LIAC, not the Funds, pays the Sub-Adviser an annual fee based on each Fund’s average daily net assets.

LVIP SSGA Funds–40

LVIP SSGA Funds

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, the Funds reimburse Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statements of Operations. For the year ended December 31, 2017, costs for these administrative and legal services were as follows:

	LVIP SSGA Developed International 150 Fund	LVIP SSGA Emerging Markets 100 Fund	LVIP SSGA Large Cap 100 Fund	LVIP SSGA Small-Mid Cap 200 Fund
Administrative	$56,099	$40,528	$81,428	$17,242
Legal	9,716	7,026	14,252	2,987

Lincoln Life also provides certain contract holder and additional corporate services to the Funds. Effective May 1, 2017, each Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of each Fund’s average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statements of Operations.

Lincoln Life also prints and mails Fund documents on behalf of the Funds. The cost of these services is included in “Reports and statements to shareholders” on the Statements of Operations. The Funds reimburse Lincoln Life for the cost of these services. For the year ended December 31, 2017, these fees were as follows:

	LVIP SSGA Developed International 150 Fund	LVIP SSGA Emerging Markets 100 Fund	LVIP SSGA Large Cap 100 Fund	LVIP SSGA Small-Mid Cap 200 Fund
Printing and mailing	$6,324	$50,858	$16,781	$46,503

The Funds currently offer two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to their distribution and service plan, the Funds are authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fees are calculated daily and paid monthly.

At December 31, 2017, the Funds had liabilities payable to affiliates as follows:

	LVIP SSGA Developed International 150 Fund	LVIP SSGA Emerging Markets 100 Fund	LVIP SSGA Large Cap 100 Fund	LVIP SSGA Small-Mid Cap 200 Fund
Management fees payable to LIAC	$286,417	$225,517	$334,778	$92,860
Distribution fees payable to LFD	36,146	43,082	77,976	31,952
Shareholder servicing fees payable to Lincoln Life	25,957	19,781	32,423	8,422

Certain officers and trustees of the Funds are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Funds. The Funds pay compensation to unaffiliated trustees.

3. Investments

For the year ended December 31, 2017, each Fund made purchases and sales of investment securities other than short-term investments as follows:

	LVIP SSGA Developed International 150 Fund	LVIP SSGA Emerging Markets 100 Fund	LVIP SSGA Large Cap 100 Fund	LVIP SSGA Small-Mid Cap 200 Fund
Purchases	$543,174,656	$457,545,230	$896,155,072	$255,608,245
Sales	540,000,021	404,181,441	1,190,168,198	203,199,594

LVIP SSGA Funds–41

LVIP SSGA Funds

Notes to Financial Statements (continued)

3. Investments (continued)

At December 31, 2017, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Funds were as follows:

	LVIP SSGA Developed International 150 Fund	LVIP SSGA Emerging Markets 100 Fund	LVIP SSGA Large Cap 100 Fund	LVIP SSGA Small-Mid Cap 200 Fund
Cost of investments and derivatives	$941,281,478	$760,451,959	$1,070,712,749	$333,258,092

Aggregate unrealized appreciation of investments and derivatives	$177,834,065	$109,662,371	$279,743,106	$50,492,782
Aggregate unrealized depreciation of investments and derivatives	(47,421,772)	(46,080,458)	(34,751,411)	(31,511,156)

Net unrealized appreciation of investments and derivatives	$130,412,293	$63,581,913	$244,991,695	$18,981,626

U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including each Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

LVIP SSGA Funds–42

LVIP SSGA Funds

Notes to Financial Statements (continued)

3. Investments (continued)

The following tables summarize the valuation of each Fund’s investments by fair value hierarchy levels as of December 31, 2017:

LVIP SSGA Developed International 150 Fund

	Level 1	Level 2	Total

Investments:
Assets:
Common Stock
Australia	$—	$68,070,331	$68,070,331
Austria	9,984,953	8,924,170	18,909,123
Belgium	—	7,054,713	7,054,713
Canada	8,132,808	—	8,132,808
Finland	—	23,555,584	23,555,584
France	8,845,620	90,496,262	99,341,882
Germany	—	41,614,861	41,614,861
Hong Kong	8,067,751	33,478,554	41,546,305
Ireland	7,223,353	—	7,223,353
Italy	—	36,145,958	36,145,958
Japan	—	366,955,359	366,955,359
Netherlands	—	35,682,331	35,682,331
New Zealand	—	5,923,515	5,923,515
Norway	7,434,269	21,531,468	28,965,737
Portugal	6,751,458	—	6,751,458
Singapore	—	18,297,694	18,297,694
Spain	—	35,827,281	35,827,281
Sweden	—	24,809,422	24,809,422
Switzerland	—	19,919,860	19,919,860
United Kingdom	36,228,080	112,805,029	149,033,109
Money Market Fund	27,516,941	—	27,516,941

Total Investments	$120,185,233	$951,092,392	$1,071,277,625

Derivatives:
Assets:
Futures Contracts	$416,146	$—	$416,146

There were no Level 3 investments at the beginning or end of the year.

As a result of utilizing international fair value pricing at December 31, 2017, a portion of the Fund’s common stock was categorized as Level 2.

LVIP SSGA Funds–43

LVIP SSGA Funds

Notes to Financial Statements (continued)

3. Investments (continued)

LVIP SSGA Emerging Markets 100 Fund

	Level 1	Level 2	Total

Investments:

Assets:
Common Stock
Brazil	38,002,573	—	38,002,573
Chile	7,293,419	—	7,293,419
Czech Republic	10,075,309	—	10,075,309
Hong Kong	17,636,241	191,230,162	208,866,403
Hungary	8,818,880	—	8,818,880
Indonesia	7,125,771	—	7,125,771
Malaysia	8,613,170	—	8,613,170
Mexico	15,239,124	—	15,239,124
Republic of Korea	75,916,573	140,057,173	215,973,746
Russia	—	36,742,936	36,742,936
South Africa	22,717,385	29,510,614	52,227,999
Taiwan	22,297,636	106,340,790	128,638,426
Thailand	—	23,780,664	23,780,664
Turkey	—	26,569,842	26,569,842
United Arab Emirates	6,991,895	8,575,304	15,567,199
Money Market Fund	12,282,552	—	12,282,552
Preferred Stock	7,473,799	—	7,473,799

Total Investments	$260,484,327	$562,807,485	$823,291,812

Derivatives:
Assets:
Futures Contracts	$742,060	$—	$742,060

There were no Level 3 investments at the beginning or end of the year.

As a result of utilizing international fair value pricing at December 31, 2017, a portion of the Fund’s common stock was categorized as Level 2.

LVIP SSGA Funds–44

LVIP SSGA Funds

Notes to Financial Statements (continued)

3. Investments (continued)

LVIP SSGA Large Cap 100 Fund

	Level 1	Level 2	Total
Investments:
Assets:
Common Stock
Aerospace & Defense	$41,684,753	$—	$41,684,753
Airlines	14,364,000	—	14,364,000
Auto Components	25,643,082	—	25,643,082
Automobiles	26,601,705	—	26,601,705
Banks	55,551,412	—	55,551,412
Beverages	12,855,576	—	12,855,576
Biotechnology	24,839,487	—	24,839,487
Capital Markets	14,247,348	—	14,247,348
Chemicals	67,005,822	—	67,005,822
Communications Equipment	40,277,470	—	40,277,470
Consumer Finance	13,945,382	—	13,945,382
Diversified Telecommunication Services	8,648,530	—	8,648,530
Electric Utilities	35,993,037	—	35,993,037
Electrical Equipment	12,796,539	—	12,796,539
Electronic Equipment, Instruments & Components	13,695,079	—	13,695,079
Equity Real Estate Investment Trusts	71,152,986	—	71,152,986
Food & Staples Retailing	27,554,914	—	27,554,914
Food Products	43,098,980	—	43,098,980
Health Care Equipment & Supplies	26,428,211	—	26,428,211
Health Care Providers & Services	90,953,427	—	90,953,427
Hotels, Restaurants & Leisure	27,493,854	—	27,493,854
Household Durables	44,298,525	—	44,298,525
Household Products	11,968,289	—	11,968,289
Insurance	119,013,051	—	119,013,051
Internet Software & Services	13,333,542	—	13,333,542
IT Services	21,494,345	—	21,494,345
Machinery	67,088,502	—	67,088,502
Media	8,444,929	—	8,444,929
Multiline Retail	24,965,464	—	24,965,464
Multi-Utilities	26,094,019	—	26,094,019
Oil, Gas & Consumable Fuels	82,252,166	—	82,252,166
Pharmaceuticals	25,704,116	—	25,704,116
Road & Rail	30,328,260	—	30,328,260
Semiconductors & Semiconductor Equipment	59,280,250	—	59,280,250
Software	12,496,104	12,325,481	24,821,585
Specialty Retail	17,926,405	—	17,926,405
Technology Hardware, Storage & Peripherals	21,555,680	—	21,555,680
Textiles, Apparel & Luxury Goods	16,072,800	—	16,072,800
Money Market Fund	5,706,920	—	5,706,920
Short-Term Investment	—	419,559	419,559

Total Investments	$1,302,854,961	$12,745,040	$1,315,600,001

Derivatives:
Assets:
Futures Contracts	$104,443	$—	$104,443

There were no Level 3 investments at the beginning or end of the year.

LVIP SSGA Funds–45

LVIP SSGA Funds

Notes to Financial Statements (continued)

3. Investments (continued)

LVIP SSGA Small-Mid Cap 200 Fund

	Level 1	Level 2	Total
Investments:
Assets:
Common Stock	$346,632,359	$—	$346,632,359
Money Market Fund	5,244,388	—	5,244,388
Short-Term Investment	—	278,225	278,225

Total Investments	$351,876,747	$278,225	$352,154,972

Derivatives:
Assets:
Futures Contracts	$84,746	$—	$84,746

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2017, there were no material transfers between Level 1 investments, Level 2 investments or Level 3 investments. This does not include transfers between Level 1 investments and Level 2 investments that resulted from the LVIP SSGA Emerging Markets 100 Fund and the LVIP SSGA Developed International 150 Fund use of international fair value pricing during the period. In accordance with the fair value procedures described in Note 1, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. The Funds’ policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2017 and 2016 was as follows:

	LVIP SSGA Developed International 150 Fund	LVIP SSGA Emerging Markets 100 Fund	LVIP SSGA Large Cap 100 Fund	LVIP SSGA Small-Mid Cap 200 Fund
Year Ended December 31, 2017:
Ordinary income	$42,617,861	$20,733,991	$159,211,412	$34,322,674
Long-term capital gains	—	—	43,731,747	855,722

Total	$42,617,861	$20,733,991	$202,943,159	$35,178,396

Year Ended December 31, 2016:
Ordinary income	$36,123,877	$14,645,815	$30,563,960	$6,262,645
Long-term capital gains	16,700,989	—	127,621,836	11,764,132

Total	$52,824,866	$14,645,815	$158,185,796	$18,026,777

5. Components of Net Assets on a Tax Basis

As of December 31, 2017, the components of net assets on a tax basis were as follows:

	LVIP SSGA Developed International 150 Fund	LVIP SSGA Emerging Markets 100 Fund	LVIP SSGA Large Cap 100 Fund	LVIP SSGA Small-Mid Cap 200 Fund
Shares of beneficial interest	$954,447,371	$849,933,397	$1,025,585,883	$329,727,191
Undistributed ordinary income	6,354,596	4,720,869	—	—
Undistributed long-term capital gains	—	—	46,129,548	3,465,925
Capital loss carryforward	(14,625,341)	(88,890,146)	—	—
Net unrealized appreciation	130,412,293	63,581,913	244,991,695	18,981,626

Net assets	$1,076,588,919	$829,346,033	$1,316,707,126	$352,174,742

LVIP SSGA Funds–46

LVIP SSGA Funds

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales, tax treatment of passive foreign investment companies (PFIC) and mark-to-market on futures contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of PFIC, re-designation of dividends and distributions and gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications.

For the year ended December 31, 2017, the Funds recorded the following reclassifications:

	LVIP SSGA Developed International 150 Fund	LVIP SSGA Emerging Markets 100 Fund	LVIP SSGA Large Cap 100 Fund	LVIP SSGA Small-Mid Cap 200 Fund
Undistributed (Distributions in excess of) net investment income	$3,994,409	$(132,083)	$2,674,448	$1,224,035
Accumulated net realized gain (loss)	(3,994,409)	132,083	(2,674,448)	(1,224,035)

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

As of December 31, 2017, the LVIP SSGA Developed International 150 Fund and the LVIP SSGA Emerging Markets 100 Fund had the following capital loss carryforward for federal income tax purposes:

	Post-Enactment Losses (No Expiration)
	LVIP SSGA Developed International 150 Fund	LVIP SSGA Emerging Markets 100 Fund
Short-Term	$—	$12,052,367
Long-Term	14,625,341	76,837,779

Total	$14,625,341	$88,890,146

In 2017, the Funds utilized capital loss carryforwards as follows:

	LVIP SSGA Developed International 150 Fund	LVIP SSGA Emerging Markets 100 Fund	LVIP SSGA Small-Mid Cap 200 Fund
Capital loss carryforward utilized	$41,106,404	$42,216,552	$1,909,643

LVIP SSGA Funds–47

LVIP SSGA Funds

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	LVIP SSGA Developed International 150 Fund		LVIP SSGA Emerging Markets 100 Fund		LVIP SSGA Large Cap 100 Fund		LVIP SSGA Small-Mid Cap 200 Fund
	Year Ended		Year Ended		Year Ended		Year Ended
	12/31/17	12/31/16	12/31/17	12/31/16	12/31/17	12/31/16	12/31/17	12/31/16
Shares sold:
Standard Class	11,664,080	21,097,899	15,305,948	26,645,568	8,461,363	32,651,162	4,611,557	2,852,846
Service Class	3,367,308	2,104,094	3,450,991	3,383,047	3,752,700	2,718,076	2,505,176	1,933,535
Shares reinvested:
Standard Class	3,873,417	5,601,951	1,652,063	1,204,034	10,595,627	9,241,851	1,504,050	709,575
Service Class	705,248	1,036,873	507,150	522,463	3,965,438	2,831,531	1,171,011	674,706

	19,610,053	29,840,817	20,916,152	31,755,112	26,775,128	47,442,620	9,791,794	6,170,662

Shares redeemed:
Standard Class	(13,143,181)	(21,709,297)	(10,507,843)	(29,198,729)	(29,327,733)	(15,760,472)	(1,549,005)	(2,395,475)
Service Class	(4,015,082)	(3,689,835)	(4,567,024)	(4,999,172)	(4,780,492)	(5,334,120)	(2,280,091)	(2,444,940)

	(17,158,263)	(25,399,132)	(15,074,867)	(34,197,901)	(34,108,225)	(21,094,592)	(3,829,096)	(4,840,415)

Net increase (decrease)	2,451,790	4,441,685	5,841,285	(2,442,789)	(7,333,097)	26,348,028	5,962,698	1,330,247

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives, 2) how they are accounted for, and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–Each Fund enters into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. Each Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. Each Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts and foreign cross currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Funds’ could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. Each Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by posting of collateral by the counterparty to the Funds to cover the Funds’ exposure to the counterparty. No foreign currency exchange contracts were outstanding at December 31, 2017.

During the year ended December 31, 2017, the LVIP SSGA Developed International 150 Fund and the LVIP SSGA Emerging Markets 100 Fund used foreign currency contracts to facilitate or expedite the settlement of portfolio transactions.

Futures Contracts–Each Fund may use futures contracts in the normal course of pursuing its investment objectives and strategies. Each Fund may invest in futures contracts to hedge the Funds’ existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Funds’ investments; to facilitate investments in portfolio securities; and to reduce cost. In addition, each Fund may take long or short positions in futures to seek to control overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, each Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by each Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

LVIP SSGA Funds–48

LVIP SSGA Funds

Notes to Financial Statements (continued)

7. Derivatives (continued)

During the year ended December 31, 2017, each Fund used futures contracts as a cash management tool; to facilitate investments in portfolio securities and to reduce transaction costs.

Fair values of derivative instruments as of December 31, 2017 were as follows:

LVIP SSGA Developed International 150 Fund

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$416,146	Receivables and other assets net of liabilities	$—

LVIP SSGA Emerging Markets 100 Fund

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$742,060	Receivables and other assets net of liabilities	$—

LVIP SSGA Large Cap 100 Fund

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$104,443	Receivables and other assets net of liabilities	$—

LVIP SSGA Small-Mid Cap 200 Fund

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$84,746	Receivables and other assets net of liabilities	$—

The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2017 was as follows:

LVIP SSGA Developed International 150 Fund

	Location of Gain or Loss on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$(3,508)	$—
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	4,125,912	434,932

Total		$4,122,404	$434,932

LVIP SSGA Funds–49

LVIP SSGA Funds

Notes to Financial Statements (continued)

7. Derivatives (continued)

LVIP SSGA Emerging Markets 100 Fund

	Location of Gain or Loss on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Currency contracts).	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$(592,597)	$—
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	2,296,020	890,374

Total		$1,703,423	$890,374

LVIP SSGA Large Cap 100 Fund

	Location of Gain or Loss on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$1,889,161	$203,447

LVIP SSGA Small-Mid Cap 200 Fund

	Location of Gain or Loss on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$609,941	$142,010

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by each Fund during the year ended December 31, 2017.

	Long Derivative Volume		Short Derivative Volume
	Foreign Currency Exchange Contracts (Average Cost)	Futures Contracts (Average Notional Value)	Foreign Currency Exchange Contracts (Average Cost)	Futures Contracts (Average Notional Value)
LVIP SSGA Developed International 150 Fund	$352,206	$20,953,510	$570,535	$—
LVIP SSGA Emerging Markets 100 Fund	481,617	13,507,355	1,019,770	—
LVIP SSGA Large Cap 100 Fund	—	11,346,653	—	—
LVIP SSGA Small-Mid Cap 200 Fund	—	5,093,241	—	—

At December 31, 2017, LVIP SSGA Large Cap 100 Fund and LVIP SSGA Small-Mid Cap 200 Fund pledged collateral for futures contracts as follows:

	LVIP SSGA Large Cap 100 Fund	LVIP SSGA Small-Mid Cap 200 Fund
U.S. Treasury Obligations, at value	$419,559	$278,225

In order to better define its contractual rights and to secure rights to help the Funds mitigate its counterparty risk, the LVIP SSGA Developed International 150 Fund and the LVIP SSGA Emerging Markets 100 Fund may enter into an International Swaps and Derivatives Association,

LVIP SSGA Funds–50

LVIP SSGA Funds

Notes to Financial Statements (continued)

7. Derivatives (continued)

Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

At December 31, 2017, the LVIP SSGA Developed International 150 Fund and the LVIP SSGA Emerging Markets 100 Fund had no open derivatives that are subject to offsetting provisions.

8. Market Risk

Some countries in which the LVIP SSGA Developed International 150 Fund and the LVIP SSGA Emerging Markets 100 Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Funds may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Funds.

Foreign currency fluctuations or economic or financial instability in the LVIP SSGA Developed International 150 Fund and the LVIP SSGA Emerging Markets 100 Fund could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency exchange rates. Currency exchange rates may fluctuate significantly over short periods of time.

The LVIP SSGA Small-Mid Cap 200 Fund may invest its assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Funds invest in REITs and are subject to the risks associated with that industry. If the Funds acquires a direct interest in real estate directly as a result of defaults or receive rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Funds had no direct real estate holdings during the year ended December 31, 2017. The Funds’ REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Funds may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Funds from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Funds’ Board has delegated to LIAC the day-to-day functions of determining whether individual securities are illiquid for purposes of the Funds’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.

9. Contractual Obligations

The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown; however, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed each Fund’s existing contracts and expects the risk of material loss to be remote.

10. Recent Regulatory Reporting Updates

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amended Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. As of August 1, 2017, management has implemented amendments to Regulation S-X, which did not have a material impact on the Funds’ financial statements and related disclosures or impact the Funds’ net assets or results of operations.

LVIP SSGA Funds–51

LVIP SSGA Funds

Notes to Financial Statements (continued)

11. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Funds’ financial statements.

LVIP SSGA Funds–52

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of LVIP SSGA Developed International 150 Fund, LVIP SSGA Emerging Markets 100 Fund, LVIP SSGA Large Cap 100 Fund and LVIP SSGA Small-Mid Cap 200 Fund

Opinion on the Financial Statements

We have audited the accompanying statements of net assets of LVIP SSGA Developed International 150 Fund, LVIP SSGA Emerging Markets 100 Fund, LVIP SSGA Large Cap 100 Fund and LVIP SSGA Small-Mid Cap 200 Fund (collectively referred to as the “Funds”) (four of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (four of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.

Philadelphia, Pennsylvania

February 22, 2018

LVIP SSGA Funds–53

LVIP SSGA Funds

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2017, each Fund reports distributions paid during the year as follows:

	(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
LVIP SSGA Developed International 150 Fund	—	100.00%	100.00%
LVIP SSGA Emerging Markets 100 Fund	—	100.00%	100.00%
LVIP SSGA Large Cap 100 Fund	21.55%	78.45%	100.00%
LVIP SSGA Small-Mid Cap 200 Fund	2.43%	97.57%	100.00%

(A) and (B) are based on a percentage of each Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 22-23 and September 11-12, 2017, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various sub-advisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“LincolnLife”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the sub-advisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the sub-advisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information (including total return and standard deviation) provided by Morningstar for the standard class of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2017. The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Funds, and had delegated those duties to unaffiliated sub-advisers responsible for investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the sub-adviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis,

LVIP SSGA Funds–54

LVIP SSGA Funds

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the sub-advisers’ investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented partial advisory fee waivers for the Funds through April 30, 2018. The Board noted that the investment management fees for the Funds, without giving effect to the advisory fee waivers, were lower than the median investment management fee of the respective Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that each Fund’s investment management fee was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that each Fund had a breakpoint in its investment management fee schedule and that LIAC had implemented partial advisory fee waivers for each Fund through April 30, 2018 and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA Funds Management, Inc. (“SSGA”) on behalf of the Funds, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board reviewed the services provided by SSGA and the reputation, resources, and investment approach of SSGA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance and regulatory matters.

Performance. The Board reviewed the LVIP SSGA Developed International 150 Fund’s total return and standard deviation compared to the total return and standard deviation of a peer group of funds included in the Morningstar Foreign Large Value funds category and the MSCI EAFE NR USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and the benchmark index for the one, three and five year periods. The Board concluded that the services provided by SSGA were satisfactory.

The Board reviewed the LVIP SSGA Emerging Markets 100 Fund’s total return and standard deviation compared to the total return and standard deviation of a peer group of funds included the Morningstar Diversified Emerging Markets funds category and the MSCI Emerging Markets NR USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and the benchmark index for the one and three year periods and below the return of the Morningstar peer group median and the benchmark index for the five year period. The Board concluded that the services provided by SSGA were satisfactory.

The Board reviewed the LVIP SSGA Large Cap 100 Fund’s total return and standard deviation compared to the total return and standard deviation of a peer group of funds included in the Morningstar Large Value funds category and the S&P 500 TR USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and the benchmark index for the one, three and five year periods. The Board concluded that the services provided by SSGA were satisfactory.

The Board reviewed the LVIP SSGA Small-Mid Cap 200 Fund’s total return and standard deviation compared to the total return and standard deviation of a peer group of funds included in the Morningstar Small Value funds category and the Russell 2000 TR USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one year period, below the return of the Morningstar peer group median and above the benchmark index for the three year period and below the return of the Morningstar peer group median and the benchmark index for the five year period. The Board concluded that the services provided by SSGA were satisfactory.

Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedules and noted SSGA’s statement that it does not manage any comparable funds to which the Funds’ subadvisory fees could be compared. The Board considered that LIAC compensates SSGA from its fees and that the subadvisory fee schedule for each SSGA Fund was negotiated between LIAC and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees for each SSGA Fund were reasonable.

Profitability and Fallout Benefits. The Board considered information regarding SSGA’s estimated profitability from providing subadvisory services to the Funds, and noted that the subadvisory fees were negotiated between LIAC and SSGA, an unaffiliated party, and that LIAC compensates

LVIP SSGA Funds–55

LVIP SSGA Funds

Other Fund Information (unaudited) (continued)

Approval of Subadvisory Agreement (continued)

SSGA from its fees. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Funds in the marketplace and its ability to leverage resources.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.

LVIP SSGA Funds–56

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.

The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.

The term Fund Complex includes the 92 series of Lincoln Variable Insurance Products Trust.

Interested Trustee

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	Formerly: Lincoln Advisors Trust

* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of both the Advisor and The Lincoln National
Life Insurance Company, the parent company of the Trust’s Adviser.

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	92	Formerly: Lincoln Advisors Trust

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	Formerly: Lincoln Advisors Trust

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	Formerly: Lincoln Advisors Trust

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Formerly: Lincoln Advisors Trust

LVIP SSGA Funds–57

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Charles I. Plosser*** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Public Governor for the Financial Industry Regulatory Authority (FINRA); Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	92	Rochester Gas and Electric Corporation

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Associated Grocers of New England (Director Emeritus); Formerly: Lincoln Trust Advisors

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	Formerly: Lincoln Advisors Trust

Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	92	St. Vincent Health; Formerly: Lincoln Advisors Trust

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	92	Formerly: Lincoln Advisors Trust

Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012	92	Trustee of FundVantage Trust

** Steve A. Cobb, is the son-in-law of Kenneth G. Stella.

*** Charles I. Plosser was appointed Trustee effective January 1, 2018.

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.

Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.

LVIP SSGA Funds–58

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.

Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Vice President, Secretary, and Chief Legal Officer	Since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President and Chief Compliance Officer, Lincoln National Corporation; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Deputy General Counsel, Janney Montgomery Scott LLC.

Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.

Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.

John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

LVIP SSGA Funds–59

LVIP SSGA Global Tactical Allocation Managed Volatility Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2017

LVIP SSGA Global Tactical Allocation

Managed Volatility Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSGA Global Tactical Allocation Managed Volatility Fund

2017 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation

Sub-advised by: SSGA Funds Management, Inc.

The Fund returned 14.82% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2017, while its benchmark the Global Tactical Allocation Composite Index1, returned 15.10% and its broad-based benchmark, the S&P 500® Index2, returned 21.83%.

Global markets proved resilient in 2017 as they shrugged off geopolitical risks on their way to recording their best year since 2009 as measured by the MSCI All Country World Index3 (ACWI), posting a 24.6% return. The reflation thematic drove growth assets higher throughout much of 2017 with better than expected global economic data releases, evidenced by the Organization for Economic Cooperation and Expansion (OECD) estimating that all 45 economies it follows were on track to expand in 2017. In the U.S. the S&P 500 Index gained for the year as companies posted strong earnings growth and economic data hit multi-year highs with the ISM manufacturing index notching its highest reading since June of 2004. Outside the U.S., the global equity rally was even more pronounced in 2017 as the MSCI Emerging Markets Index4 surged nearly 38%, and the MSCI Europe5 and MSCI Pacific6 indices gained 26% and 25%, respectively. Subdued volatility and healthy economic growth in the Eurozone, Japan, and China worked in concert with a weaker U.S. dollar to provide tailwinds throughout the year for non-U.S. equities as the dollar declined 10% in 2017.

In a year that benefitted many asset classes exposed to the synchronized improvement in global economic growth, real assets were broadly left behind as global inflation underwhelmed, though a pickup in inflation expectations in the fourth quarter provided some momentum to close the year. The Bloomberg Commodity Total Return Index7 closed the year 1.7% higher on a 4.7% gain in the fourth quarter led by an 8.9% gain in the energy sub-index and a coincident 16.9% quarter gain in crude oil prices. Real Estate Investment Trusts (REITs), which have historically benefitted from lower rates and higher equity prices, benefitted from neither in 2017, with the Dow Jones U.S. Select REIT Index8 gaining just 3.8% for the year. The final quarter of 2017 saw an upgrading of inflation expectations as measured by 10 year Treasury break even rates which advanced 10 basis points in December to finish the year nearly exactly where they started at 1.98% after declining to as low as 1.67% in June.

Within fixed income, 2017 could be characterized by the flattening of the U.S. yield curve as short-term interest rates were pushed up 70 basis points by the Fed’s three interest rate hikes, while long-term interest rates remained well anchored by the drop in inflation expectations. Both the U.S. 10 year treasury yield and the 10 year breakeven rate closed the year nearly unchanged from where they started 2017, settling at just over 2.4% and 2%, respectively. As a result of the flatter yield curve environment, long duration treasury bonds experienced strong performance in 2017, ending the year up over 8.5%. U.S. credit markets fared especially well and were beneficiaries of investors’ appetite for risky assets with option adjusted spreads (OAS) in investment grade and high yield bonds steadily declining throughout the year before finishing 2017 near the lowest levels of this economic cycle. The tighter spread and flatter yield curve combined to help the Bloomberg Barclays U.S.

Long Credit Index9 finish the year with a robust 12.2% gain, while the Barclays U.S. High Yield Index10 returned 7.5% for the year.

*All in U.S. Dollars

The Fund’s more diversified asset mix lagged the performance of its indices; however, performance was positively impacted from asset allocation decisions, though underperformance at the security level limited the overall excess return.

The single largest contributor to performance was the decision to underweight fixed income assets across the portfolio as a means to take overweight positions more aggressively in equities. On the equity side, the performance gain was fairly uniform between U.S. and international stocks. The decision to shift some fixed income assets into longer maturity government and investment grade bonds also contributed positively to performance.

On the negative side, 2017 was a difficult year for the “rules based” equity strategies within the Fund – as their focus on both value and smaller companies proved challenging in the current growth environment. As such, positioning in these funds detracted nearly 1.5% from Fund’s excess return. Out of benchmark positioning to real estate (REIT) equities and high yield bonds also proved costly, as both asset classes lagged the broader composite benchmark returns. Lastly, a small overweight to cash, which was held in part for daily liquidity and over concerns about interest rate volatility, also weighed negatively on Fund performance.

The volatility management overlay component of the LVIP SSGA Global Tactical Allocation Fund did not have a meaningful impact on relative performance during 2017. During the past year, global equity markets experienced historically low levels of volatility, which allowed for the Fund’s volatility management overlay to be less impactful to overall Fund results given that volatility management strategies are designed to add value in the bear market portion of market cycles.

Portfolio Managers:
SSGA Funds Management, Inc.:	Daniel Farley
Timothy Furbush
Lorne Johnson
Philip Lee
Michael Martel

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

LVIP SSGA Global Tactical Allocation Managed Volatility Fund–1

LVIP SSGA Global Tactical Allocation Managed Volatility Fund

2017 Annual Report Commentary (unaudited) (continued)

Growth of $10,000 invested 12/31/07 through 12/31/17

This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Global Tactical Allocation Managed Volatility Fund shares on 12/31/07. As the chart shows, by 12/31/17, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $12,209 for the Standard Class shares and to $11,907 for the Service Class shares. For comparison, look at how the Global Tactical Allocation Composite Index and S&P 500® Index did from 12/31/07 through 12/31/17. The same $10,000 investment would have increased to $14,965 and $22,603, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/17

Standard Class Shares
One Year	+ 14.82%
Five Years	+ 5.29%
Ten Years	+ 2.02%
Service Class Shares
One Year	+ 14.53%
Five Years	+ 5.03%
Ten Years	+ 1.76%
1.

The Global Tactical Allocation Composite Index is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s adviser. The Global Tactical Allocation Composite is constructed as follows: 30% Bloomberg Barclays Capital U.S. Aggregate Bond Index, 26% S&P 500® Index, 20% MSCI EAFE® NR Index, 10% Bloomberg Barclays Capital U.S. TIPS Index, 8% Russell 2000® Index and 6% MSCI Emerging Markets NR Index.

2.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.

3.

The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that measures equity market performance in developed markets. The index consists of more than 20 developed-market country indexes including the United States.

4.	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

5.	The MSCI Europe Index is a free float-adjusted market capitalization index that is designed to measure large and mid cap representation across 15 developed market countries in Europe.

6.	The MSCI Pacific Index is a free float-adjusted market capitalization index that is designed to measure large and mid cap representation across 5 developed market countries in the Pacific region.

7.	The Bloomberg Commodity Total Return Index measures the performance of a basket of 20 commodities, which are weighted to account for economic significance and market liquidity.

8.	The Dow Jones U.S. Select REIT Index measures the total return performance of the market for inflation-protected securities issued by the U.S. Treasury.

9.

The Bloomberg Barclays U.S. Long Credit Index measures the performance of the long term sector of the U.S. investment bond market, which includes investment grade corporate debt, sovereign, supranational, local authority and non-U.S. agency bonds that are dollar denominated and have a remaining maturity greater than or equal to 10 years.

10.

The Barclays U.S. High Yield Index measures the performance of publicly issued high yield (Ba1/BB+ or lower) corporate securities with at least one year to maturity and at least $150 million par amount outstanding.

LVIP SSGA Global Tactical Allocation Managed Volatility Fund–2

LVIP SSGA Global Tactical Allocation Managed Volatility Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2017 to December 31, 2017

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Annualized Expense Ratio	Expenses Paid During Period 7/1/17 to 12/31/17*

Actual
Standard Class Shares	$1,000.00	$1,072.00	0.34%	$1.78
Service Class Shares	1,000.00	1,070.70	0.59%	3.08

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.49	0.34%	$1.73
Service Class Shares	1,000.00	1,022.23	0.59%	3.01

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in the table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP SSGA Global Tactical Allocation Managed Volatility Fund–3

LVIP SSGA Global Tactical Allocation Managed Volatility Fund

Security Type/Sector Allocation (unaudited)

As of December 31, 2017

Security Type/Sector	Percentage of Net Assets

Affiliated Investments	61.19%

Investment Companies	61.19%

Equity Funds	19.33%
Fixed Income Funds	21.81%
International Equity Funds	20.05%
Unaffiliated Investments	38.76%

Investment Companies	38.76%

Equity Funds	16.76%
Fixed Income Funds	6.73%
International Equity Funds	11.25%
Money Market Fund	4.02%
Total Value of Securities	99.95%

Receivables and Other Assets Net of Liabilities	0.05%

Total Net Assets	100.00%

LVIP SSGA Global Tactical Allocation Managed Volatility Fund–4

LVIP SSGA Global Tactical Allocation Managed Volatility Fund

Schedule of Investments

December 31, 2017

Number of Shares		Value (U.S. $)
AFFILIATED INVESTMENTS–61.19%
INVESTMENT COMPANIES–61.19%
Equity Funds–19.33%
*Lincoln Variable Insurance Products Trust–LVIP SSGA Large Cap 100 Fund	9,815,313	$136,580,075
LVIP SSGA S&P 500 Index Fund	266,035	4,891,053
LVIP SSGA Small-Cap Index Fund	153,261	4,863,431
LVIP SSGA Small-Mid Cap 200 Fund	3,652,412	49,165,120

		195,499,679

Fixed Income Funds–21.81%
*Lincoln Variable Insurance Products Trust–LVIP SSGA Bond Index Fund	11,891,011	133,547,943
SPDR® Bloomberg Barclays TIPS ETF	1,548,103	87,080,794

		220,628,737

International Equity Funds–20.05%
*Lincoln Variable Insurance Products Trust–LVIP SSGA Developed International 150 Fund	12,565,663	118,016,709
LVIP SSGA Emerging Markets 100 Fund	3,571,475	35,439,750
LVIP SSGA International Index Fund	4,978,418	49,316,207

		202,772,666

Total Affiliated Investments (Cost $556,231,721)		618,901,082

	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENTS–38.76%
INVESTMENT COMPANIES–38.76%
Equity Funds–16.76%
Financial Select Sector SPDR® Fund	694,102	$19,372,387
Health Care Select Sector SPDR® Fund	232,613	19,232,443
SPDR® S&P 500 ETF Trust	327,697	87,449,221
SPDR® S&P 600 Small Cap ETF	181,508	24,140,564
Technology Select Sector SPDR® Fund	302,300	19,332,085

		169,526,700

Fixed Income Funds–6.73%
SPDR® Citi International Government Inflation-Protected Bond ETF	170,811	9,825,049
SPDR® Portfolio Aggregate Bond ETF	1,685,586	48,443,742
Vanguard Long-Term Bond ETF	102,600	9,755,208

		68,023,999

International Equity Funds–11.25%
SPDR® Portfolio Developed World ex-US ETF	1,780,644	56,446,415
SPDR® Portfolio Emerging Markets ETF	1,116,868	42,608,514
Vanguard FTSE Pacific ETF	201,141	14,663,179

		113,718,108

Money Market Fund–4.02%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 1.15%)	40,696,460	40,696,460

		40,696,460

Total Unaffiliated Investments (Cost $338,507,013)		391,965,267

TOTAL VALUE OF SECURITIES–99.95% (Cost $894,738,734)	1,010,866,349
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.05%	498,049

NET ASSETS APPLICABLE TO 81,615,658 SHARES OUTSTANDING–100.00%	$1,011,364,398

*	Standard Class shares.

LVIP SSGA Global Tactical Allocation Managed Volatility Fund–5

LVIP SSGA Global Tactical Allocation Managed Volatility Fund

Schedule of Investments (continued)

The following futures contracts were outstanding at December 31, 2017:1

Futures Contracts

Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation	Value/ Unrealized Depreciation

Currency Contracts:
32	British Pound	$2,711,400	$2,676,896	3/20/18	$ 34,504	$—
30	Euro	4,528,313	4,432,590	3/20/18	95,723	—
29	Japanese Yen	3,231,325	3,209,481	3/20/18	21,844	—

					152,071	—

Equity Contracts:
12	E-mini Russell 2000 Index	921,900	906,747	3/19/18	15,153	—
64	E-mini S&P 500 Index	8,563,200	8,455,025	3/19/18	108,175	—
14	E-mini S&P MidCap 400 Index	2,663,360	2,642,341	3/19/18	21,019	—
104	Euro STOXX 50 Index	4,358,719	4,463,858	3/19/18	—	(105,139)
27	FTSE 100 Index	2,784,361	2,659,090	3/19/18	125,271	—
18	Nikkei 225 Index (OSE)	3,634,346	3,610,480	3/9/18	23,866	—

					293,484	(105,139)

Total Futures Contracts					$445,555	$(105,139)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

Summary of Abbreviations:

ETF–Exchange-Traded Fund

FTSE–Financial Times Stock Exchange

OSE–Osaka Securities Exchange

S&P–Standard & Poor’s

SPDR–Standard & Poor’s Depositary Receipt

TIPS–Treasury Inflation–Protected Securities

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Global Tactical Allocation Managed Volatility Fund–6

LVIP SSGA Global Tactical Allocation Managed Volatility Fund

Statement of Assets and Liabilities

December 31, 2017

ASSETS:
Affiliated investments, at value	$618,901,082
Unaffiliated investments, at value	391,965,267
Cash collateral held at broker for futures contracts	1,120,506
Dividends receivable from investments	473,454
Cash	140,724
Receivable for fund shares sold	16,312

TOTAL ASSETS	1,012,617,345

LIABILITIES:
Payable for fund shares redeemed	594,533
Due to manager and affiliates	483,168
Payable for investments purchased	139,413
Other accrued expenses payable	29,120
Variation margin due to broker on futures contracts	3,976
Due to custodian	2,737

TOTAL LIABILITIES	1,252,947

TOTAL NET ASSETS	$1,011,364,398

Affiliated investments, at cost	$556,231,721
Unaffiliated investments, at cost	338,507,013

Standard Class:
Net Assets	$50,670,392
Shares Outstanding	4,088,438
Net Asset Value Per Share	$12.394

Service Class:
Net Assets	$960,694,006
Shares Outstanding	77,527,220
Net Asset Value Per Share	$12.392

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2017:
Shares of beneficial interest (unlimited authorization–no par)	$927,030,904
Undistributed net investment income	638,839
Accumulated net realized loss on investments	(32,773,358)
Net unrealized appreciation of investments and derivatives	116,468,013

TOTAL NET ASSETS	$1,011,364,398

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Global Tactical Allocation Managed Volatility Fund–7

LVIP SSGA Global Tactical Allocation Managed Volatility Fund

Statement of Operations

Year Ended December 31, 2017

INVESTMENT INCOME:
Dividends from affiliated investments	$17,914,735
Dividends from unaffiliated investments	7,317,525

25,232,260

EXPENSES:
Management fees	3,934,232
Distribution fees-Service Class	2,337,321
Shareholder servicing fees	192,590
Accounting and administration expenses	96,408
Reports and statements to shareholders	53,795
Professional fees	43,570
Trustees’ fees and expenses	27,254
Custodian fees	11,267
Consulting fees	6,924
Pricing fees	317
Other	5,634

6,709,312
Less:
Management fees waived	(983,558)
Expenses paid indirectly	(1,876)

Total operating expenses	5,723,878

NET INVESTMENT INCOME	19,508,382

NET REALIZED AND UNREALIZED GAIN:
Net realized gain from:
Distributions from affiliated investments	21,059,384
Distributions from unaffiliated investments	397,637
Sale of affiliated investments	7,660,553
Sale of unaffiliated investments	13,448,528
Foreign currencies	134,926
Futures contracts	3,886,198

Net realized gain	46,587,226

Net change in unrealized appreciation (depreciation) of:
Affiliated investments	28,117,147
Unaffiliated investments	39,080,048
Foreign currencies	125
Futures contracts	220,309

Net change in unrealized appreciation (depreciation)	67,417,629

NET REALIZED AND UNREALIZED GAIN	114,004,855

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$133,513,237

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Global Tactical Allocation Managed Volatility Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/17	12/31/16
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$19,508,382	$16,718,122
Net realized gain (loss)	46,587,226	(21,029,150)
Net change in unrealized appreciation (depreciation)	67,417,629	55,375,353

Net increase in net assets resulting from operations	133,513,237	51,064,325

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(1,953,551)	(922,634)
Service Class	(34,910,270)	(15,798,953)

	(36,863,821)	(16,721,587)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	4,728,319	6,901,631
Service Class	49,225,991	69,109,290
Reinvestment of dividends and distributions:
Standard Class	1,953,551	922,634
Service Class	34,910,270	15,798,953

	90,818,131	92,732,508

Cost of shares redeemed:
Standard Class	(8,025,384)	(9,200,755)
Service Class	(135,179,916)	(150,851,172)

	(143,205,300)	(160,051,927)

Decrease in net assets derived from capital share transactions	(52,387,169)	(67,319,419)

NET INCREASE (DECREASE) IN NET ASSETS	44,262,247	(32,976,681)
NET ASSETS:
Beginning of year	967,102,151	1,000,078,832

End of year	$1,011,364,398	$967,102,151

Undistributed net investment income	$638,839	$491,242

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Global Tactical Allocation Managed Volatility Fund–8

LVIP SSGA Global Tactical Allocation Managed Volatility Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class
	Year Ended
	12/31/17	12/31/16[1]	12/31/15	12/31/14	12/31/13

Net asset value, beginning of period	$11.227	$10.841	$11.979	$11.784	$10.951

Income (loss) from investment operations:
Net investment income[2]	0.268	0.215	0.220	0.234	0.227
Net realized and unrealized gain (loss)	1.396	0.395	(1.000)	0.236	0.846

Total from investment operations	1.664	0.610	(0.780)	0.470	1.073

Less dividends and distributions from:
Net investment income	(0.497)	(0.224)	(0.358)	(0.275)	(0.240)

Total dividends and distributions	(0.497)	(0.224)	(0.358)	(0.275)	(0.240)

Net asset value, end of period	$12.394	$11.227	$10.841	$11.979	$11.784

Total return[3]	14.82%	5.62%	(6.52% )	3.97%	9.81%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$50,670	$47,250	$46,949	$49,090	$45,331
Ratio of expenses to average net assets[4]	0.34%	0.33%	0.33%	0.34%	0.30%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.44%	0.43%	0.43%	0.44%	0.33%
Ratio of net investment income to average net assets	2.22%	1.94%	1.86%	1.94%	1.99%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.12%	1.84%	1.76%	1.84%	1.96%
Portfolio turnover	41%	64%	58%	53%	70%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Global Tactical Allocation Managed Volatility Fund–9

LVIP SSGA Global Tactical Allocation Managed Volatility Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSGA Global Tactical Allocation Managed Volatility Fund Service Class
	Year Ended
	12/31/17	12/31/16[1]	12/31/15	12/31/14	12/31/13

Net asset value, beginning of period	$11.227	$10.843	$11.978	$11.784	$10.953

Income (loss) from investment operations:
Net investment income[2]	0.237	0.187	0.190	0.204	0.198
Net realized and unrealized gain (loss)	1.395	0.393	(0.996)	0.234	0.845

Total from investment operations	1.632	0.580	(0.806)	0.438	1.043

Less dividends and distributions from:
Net investment income	(0.467)	(0.196)	(0.329)	(0.244)	(0.212)

Total dividends and distributions	(0.467)	(0.196)	(0.329)	(0.244)	(0.212)

Net asset value, end of period	$12.392	$11.227	$10.843	$11.978	$11.784

Total return[3]	14.53%	5.36%	(6.75% )	3.71%	9.54%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$960,694	$919,852	$953,130	$973,809	$807,031
Ratio of expenses to average net assets[4]	0.59%	0.58%	0.58%	0.59%	0.55%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.69%	0.68%	0.68%	0.69%	0.58%
Ratio of net investment income to average net assets	1.97%	1.69%	1.61%	1.69%	1.74%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.87%	1.59%	1.51%	1.59%	1.71%
Portfolio turnover	41%	64%	58%	53%	70%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Global Tactical Allocation Managed Volatility Fund–10

LVIP SSGA Global Tactical Allocation Managed Volatility Fund

Notes to Financial Statements

December 31, 2017

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 92 series each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSGA Global Tactical Allocation Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund operates under a fund of funds structure and invests substantially all of its assets in open-end investment companies, including exchange-traded funds (“ETFs”), that are advised by Lincoln Investment Advisors Corporation (“LIAC”) or other unaffiliated managers (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments, and employs an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Financial statements for the Underlying Funds can be found at www.sec.gov.

The Fund’s investment objective is to seek long-term growth of capital. Current income is not a consideration.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–ETFs, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (“NYSE”) on the valuation date. ETFs traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value. The Fund values Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the NYSE on days when the NYSE is open. Investments in government money market funds have a stable NAV. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information. Futures contracts are valued at the daily quoted settlement prices.

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended December 31, 2017 and for all open tax years (years ended December 31, 2014–December 31, 2016), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2017, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

LVIP SSGA Global Tactical Allocation Managed Volatility Fund–11

LVIP SSGA Global Tactical Allocation Managed Volatility Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Income and capital gains distributions from the Underlying Funds are recorded on the ex-dividend date. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2017.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this arrangement is included in “Custodian fees” on the Statement of Operations with the corresponding expense offset shown as “Expenses paid indirectly.”

2. Management Fees and Other Transactions With Affiliates

LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.40% of the average daily net assets of the Fund. The fee is calculated daily and paid monthly. The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC). LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.10% of average daily net assets of the Fund. This agreement will continue through at least April 30, 2018 and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.

SSGA Funds Management, Inc. (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. The Sub-Adviser is also responsible for the day-to-day management of the Fund’s volatility management overlay. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2017, costs for these administrative and legal services were as follows:

Administrative	$55,896
Legal	9,771

Lincoln Life also provides certain contract holder and additional corporate services to the Fund. Effective May 1, 2017, the Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund’s average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $41,571 for the year ended December 31, 2017.

The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that the Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.

In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds and ETFs in which it invests. Because each of the Underlying Funds and ETFs has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds and ETFs at different times, the amount of fees and expenses incurred indirectly will vary.

LVIP SSGA Global Tactical Allocation Managed Volatility Fund–12

LVIP SSGA Global Tactical Allocation Managed Volatility Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

At December 31, 2017, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$255,870
Distribution fees payable to LFD	202,564
Shareholder servicing fees payable to Lincoln Life	24,734

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers’ outstanding securities (non-LVIP Funds or ETFs). Affiliated investments of the Fund and the corresponding investment activity for the year ended December 31, 2017, were as follows:

	Value 12/31/16	Purchases	Sales	Net Realized Gain (Loss)	Net change in Unrealized Appreciation (Depreciation)	Value 12/31/17	Dividends	Capital Gain Distributions
LVIP SSGA Bond Index Fund	$159,430,406	$9,369,606	$36,300,215	$(433,931)	$1,482,077	$133,547,943	$3,264,312	$—
LVIP SSGA Developed International 150 Fund	75,028,441	45,153,286	20,312,267	1,556,276	16,590,973	118,016,709	4,783,286	—
LVIP SSGA Emerging Markets 100 Fund	28,106,635	9,873,868	7,955,788	377,118	5,037,917	35,439,750	903,868	—
LVIP SSGA International Index Fund	14,019,930	37,261,232	10,284,653	603,586	7,716,112	49,316,207	1,231,232	—
LVIP SSGA Large Cap 100 Fund	129,431,702	22,742,774	17,913,252	759,787	1,559,064	136,580,075	3,691,622	16,987,008
LVIP SSGA S&P 500 Index Fund	19,112,226	440,763	16,620,000	4,352,652	(2,394,588)	4,891,053	86,211	54,552
LVIP SSGA Small-Cap Index Fund	5,241,019	162,752	1,029,019	339,762	148,917	4,863,431	46,133	116,618
LVIP SSGA Small-Mid Cap 200 Fund	37,349,191	18,661,776	4,800,000	186,428	(2,232,275)	49,165,120	1,200,570	3,901,206
SPDR® Portfolio Aggregate Bond ETF*	54,389,906	—	—	—	—	—	—	—
SPDR® Bloomberg Barclays TIPS ETF	92,505,044	3,230,497	8,782,572	(81,125)	208,950	87,080,794	2,707,501	—
SPDR® Portfolio Emerging Markets ETF**	26,961,753	—	—	—	—	—	—	—

Total	$641,576,253	$146,896,554	$123,997,766	$7,660,553	$28,117,147	$618,901,082	$17,914,735	$21,059,384

*Issuer, formerly known as SPDR® Bloomberg Barclays Aggregate Bond ETF, is considered an unaffiliated investment of the Fund at December 31, 2017.

**Issuer, formerly known as SPDR® S&P Emerging Markets ETF, is considered an unaffiliated investment of the Fund at December 31, 2017.

3. Investments

For the year ended December 31, 2017, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$384,010,991
Sales	419,303,159

LVIP SSGA Global Tactical Allocation Managed Volatility Fund–13

LVIP SSGA Global Tactical Allocation Managed Volatility Fund

Notes to Financial Statements (continued)

3. Investments (continued)

At December 31, 2017, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:

Cost of investments and derivatives	$924,246,992

Aggregate unrealized appreciation of investments and derivatives	$86,959,791
Aggregate unrealized depreciation of investments and derivatives	(18)

Net unrealized appreciation of investments and derivatives	$86,959,773

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2017:

Level 1
Investments:
Assets:
Affiliated Investment Companies	$618,901,082
Unaffiliated Investment Companies	391,965,267

Total Investments	$1,010,866,349

Derivatives:
Assets:
Futures Contracts	$445,555

Liabilities:
Futures Contracts	$(105,139)

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2017, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2017 and 2016 was as follows:

	Year Ended
	12/31/17	12/31/16
Ordinary income	$36,863,821	$16,721,587

LVIP SSGA Global Tactical Allocation Managed Volatility Fund–14

LVIP SSGA Global Tactical Allocation Managed Volatility Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis

As of December 31, 2017, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$927,030,904
Undistributed ordinary income	638,839
Capital loss carryforwards	(3,265,118)
Net unrealized appreciation	86,959,773

Net assets	$1,011,364,398

The differences between book basis and tax basis components of net assets are primarily attributable to straddle losses deferred, mark-to-market of financial futures contracts, tax deferral of losses due to wash sales and pass-through consent dividends from the Underlying Funds.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to investments in grantor trusts, tax treatment of gain (loss) on foreign currency transactions, expiring capital loss carryforwards and tax treatment of distributions received from Underlying Funds. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2017, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss on Investments	Paid in Capital
$17,503,036	$1,262,604	$(18,765,640)

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses; however, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized, due to the fact that post-enactment capital losses must be utilized before pre-enactment capital loss carryovers. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss, whereas before the Act, capital losses carried forward were treated as short-term.

As of December 31, 2017, the Fund had $3,265,118 pre-enactment short-term capital loss carryforwards for federal income tax purposes, all of which expire in 2018.

In 2017, the Fund utilized $25,153,374 of capital loss carryforwards had pre-enactment capital loss carryforwards of $18,765,640 expire.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/17	12/31/16
Shares sold:
Standard Class	390,494	623,986
Service Class	4,104,836	6,270,072
Shares reinvested:
Standard Class	157,411	82,180
Service Class	2,813,246	1,407,228

	7,465,987	8,383,466

Shares redeemed:
Standard Class	(668,135)	(828,041)
Service Class	(11,323,386)	(13,651,430)

	(11,991,521)	(14,479,471)

Net decrease	(4,525,534)	(6,096,005)

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund’s investments; to facilitate investments in portfolio securities; and to reduce cost. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio

LVIP SSGA Global Tactical Allocation Managed Volatility Fund–15

LVIP SSGA Global Tactical Allocation Managed Volatility Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

During the year ended December 31, 2017, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool and to hedge currency risks associated with the Fund’s investments.

Fair values of derivative instruments as of December 31, 2017 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)*	Variation margin due to broker on futures contracts	$293,484	Variation margin due to broker on futures contracts	$(105,139)
Futures contracts (Currency contracts)*	Variation margin due to broker on futures contracts	152,071	Variation margin due to broker on futures contracts	—

Total		$445,555		$(105,139)

*Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2017. Only current day’s variation margin is reported on the “Statement of Assets and Liabilities.”

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2017 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$3,535,479	$(43,047)
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	350,719	263,356

Total		$3,886,198	$220,309

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2017.

	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$30,252,031	$—

8. Market Risk

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

LVIP SSGA Global Tactical Allocation Managed Volatility Fund–16

LVIP SSGA Global Tactical Allocation Managed Volatility Fund

Notes to Financial Statements (continued)

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Recent Regulatory Reporting Updates

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amended Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. As of August 1, 2017, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.

11. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP SSGA Global Tactical Allocation Managed Volatility Fund–17

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of LVIP SSGA Global Tactical Allocation Managed Volatility Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of LVIP SSGA Global Tactical Allocation Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.

Philadelphia, Pennsylvania

February 22, 2018

LVIP SSGA Global Tactical Allocation Managed Volatility Fund–18

LVIP SSGA Global Tactical Allocation Managed Volatility Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2017, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 22-23 and September 11-12, 2017, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various sub-advisers (collectively, with the investment management agreement, the “Advisory Agreements” and each individually an “Advisory Agreement”) for various series of the Trust (each a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the sub-advisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the sub-advisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement.

The Board considered that the Funds are managed with an actively managed risk-management overlay using up to 20% of a Fund’s net assets (the “Risk-Management Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and to reduce the impact on a Fund’s portfolio of significant market downturns during periods of high volatility. Each Fund’s sub-adviser manages the remaining 80-100% of the Fund’s net assets according to the investment mandate (the “Equity Sleeve”). The Board considered that the Funds’ investments in exchange-traded futures and their resulting costs limit the upside participation of the Funds in strong, increasing markets relative to unhedged funds. The Board also considered that SSGA Funds Management, Inc. (“SSGA”) had been appointed sub-adviser to the Risk-Management Sleeve of the Managed Volatility Funds effective May 1, 2016. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information (including total return and standard deviation) provided by Morningstar for the standard class of each Fund compared to the returns of a benchmark index for the one, three and five year periods, as applicable, ended March 31, 2017. The Board noted LIAC’s view that the performance peer group of mutual funds provided by Morningstar provided little comparative

LVIP SSGA Global Tactical Allocation Managed Volatility Fund–19

LVIP SSGA Global Tactical Allocation Managed Volatility Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

value as the performance peer group did not generally include an actively managed volatility management overlay. The Board also considered an in-person presentation by representatives of Oliver Wyman, an independent management consulting firm, that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of risk control funds from 11 variable annuity sponsors.

The Board considered that LIAC had delegated day-to-day portfolio management of the Risk-Management Sleeve to SSGA and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model. The Board considered an in-person presentation by representatives of SSGA regarding the performance of the Managed Volatility Funds sub-advised by SSGA as well as presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve. The Board also considered that in February, 2016, the managed volatility model was adjusted with the intention of reducing its negative contribution to returns in certain markets while maintaining market downside protection. The Board noted LIAC’s view that it expects the negative impact of the volatility management overlay to dampen over a full market cycle. The Board concluded that LIAC had appropriately reviewed and monitored SSGA’s performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2018. The Board noted that the investment management fee was higher than the median investment management fee of the Morningstar expense peer group. The Board also considered that the net expense ratio, plus acquired fund fees and expenses (“AFFE”), was lower than the median net expense ratio, including AFFE, of the Morningstar expense peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2018 and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA Funds Management, Inc. (“SSGA”) on behalf of the Funds, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board reviewed the services provided by SSGA, the background of the investment professionals servicing the Fund, and the reputation, resources and investment approach of SSGA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance and regulatory matters.

Performance. The Board considered that the sub-adviser manages the Equity Sleeve. The Board reviewed the Fund’s total return and standard deviation compared to the total returns and standard deviation of a custom index (Global Tactical Allocation Blended Risk Control Composite). The Board noted that the Fund’s total return was above the return of the benchmark index for the one year period, below the return of the benchmark index for the three year period and within range of the return of the benchmark index for the five year period. The Board concluded that the services provided by SSGA were satisfactory.

Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule which includes a breakpoint, and noted SSGA’s statement that it does not currently sub-advise any portfolios with similar investment strategies as the Fund. The Board considered that LIAC compensates SSGA from its fees and that the subadvisory fee schedule for the Fund was negotiated between LIAC and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees for each SSGA Fund were reasonable.

Profitability and Fallout Benefits. The Board considered information regarding SSGA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Fund in the marketplace and its ability to leverage resources.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements are in the best interests of each Fund.

LVIP SSGA Global Tactical Allocation Managed Volatility Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.

The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.

The term Fund Complex includes the 92 series of Lincoln Variable Insurance Products Trust.

Interested Trustee

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	Formerly: Lincoln Advisors Trust

* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of both the Advisor and The Lincoln National Life Insurance Company, the parent company of the Trust’s Adviser.

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	92	Formerly: Lincoln Advisors Trust

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	Formerly: Lincoln Advisors Trust

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	Formerly: Lincoln Advisors Trust

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Formerly: Lincoln Advisors Trust

LVIP SSGA Global Tactical Allocation Managed Volatility Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Charles I. Plosser*** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Public Governor for the Financial Industry Regulatory Authority (FINRA); Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	92	Rochester Gas and Electric Corporation

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Associated Grocers of New England (Director Emeritus); Formerly: Lincoln Trust Advisors

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	Formerly: Lincoln Advisors Trust

Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	92	St. Vincent Health; Formerly: Lincoln Advisors Trust

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	92	Formerly: Lincoln Advisors Trust

Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012	92	Trustee of FundVantage Trust

** Steve A. Cobb, is the son-in-law of Kenneth G. Stella.

*** Charles I. Plosser was appointed Trustee effective January 1, 2018.

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.

Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.

LVIP SSGA Global Tactical Allocation Managed Volatility Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.

Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Vice President, Secretary, and Chief Legal Officer	Since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President and Chief Compliance Officer, Lincoln National Corporation; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Deputy General Counsel, Janney Montgomery Scott LLC.

Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.

Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.

John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

LVIP SSGA Global Tactical Allocation Managed Volatility Fund–23

LVIP SSGA International Index Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2017

LVIP SSGA International Index Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSGA International Index Fund

2017 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation

Subadvised by: SSGA Funds Management, Inc.

The Fund returned 24.69% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2017, while its benchmark, the MSCI EAFE® NR Index1 returned 25.03%.

Growth slowed progressively in 2015 and 2016, but reaccelerated in 2017 on broad-based improvements. Within the developing economies, Brazil and Russia emerged from recessions as oil and commodity prices firmed and political tensions eased, India remained vibrant despite demonetization and the introduction of the Goods and Services Tax, and the long anticipated Chinese slowdown failed to materialize. The oil price rebound also lifted the two big North American economies, fiscal stimulus supported Japan, and exports boosted the eurozone. Global growth then accelerated by 0.4 percentage point to 3.6% in 2017, the fastest pace since 2014. However, it is important to recognize this as a relatively modest cyclical upswing rather than a structural breakthrough. The improvement comes off a particularly low base (the 3.2% advance recorded in 2016 was the slowest since 2009). Growth remained just below its long-term average of 3.7%.

Global equity markets logged their best year since 2009 in 2017 as measured by the broad MSCI All Country World Index2, closing the year with a gain of 5.8% in the fourth quarter towards a total 2017 advance of 24.6%. December also capped a fourteen month run of gains for global equities, the longest such streak since the end of the global financial crisis. Gains for the year were broad based with all major regional indices providing returns of better than 20%. Across developed markets, a 2017 gain of 21.8% for the S&P 500® Index3 was eclipsed by gains of 26.2% for the MSCI Europe Index4 and 25% for the MSCI Pacific Index5, both aided by a decline in the U.S. Dollar. Performance across developed markets in the fourth quarter was somewhat less balanced than for the year as a whole, led by a performance gain for Pacific Equities, followed by a gain for U.S. equities and a more muted gain for European Equities. Emerging market equities for their part had an even stronger performance in 2017, advancing in the fourth quarter in 2017. Attribution for the advance in the MSCI Emerging Markets Index6 was notable in that two of the best three performing constituents were its largest by weight, with the MSCI China Index7 comprising30% of the MSCI Emerging Markets Index advancing 54.3% while its second largest constituent, the MSCI Korea Index8 with a 15% weight advanced 47.8%. Only MSCI Poland Index9 did better among emerging market constituents with a return of 55.3% for 2017.

Small security misweights, dividend tax withholding differences, cash drag, futures exposure, as-of cash flows, and compounding contributed to the difference between the Fund’s performance and that of the Index. Security misweights, Dividend tax withholding and as of flows were primary drivers of Fund performance during the period. The Fund used futures in order to gain market exposure for the cash position during the period. The Fund’s use of futures detracted 1bps from Fund performance.

On an individual security level, the top positive contributors to the Fund’s performance were Nestle S.A., HSBC Holdings Plc and Royal Dutch Shell Plc Class B. The top negative contributors to the Fund’s performance were Teva Pharmaceutical Industries Limited, BT Group plc and H&M Hennes & Mauritz AB class B.

Portfolio Managers:
SSGA Funds Management, Inc.:	Michael Feehily
Dwayne Hancock
Amy Scofield

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 5/1/08 through 12/31/17

This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA International Index Fund shares on 5/1/08 (commencement of operations). As the chart shows, by 12/31/17, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $12,091 for the Standard Class shares and to $11,802 for the Service Class shares. For comparison, look at how the MSCI EAFE® NR Index did from 5/1/08 through 12/31/17. The same $10,000 investment would have increased to $12,620. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP SSGA International Index Fund–1

LVIP SSGA International Index Fund

2017 Annual Report Commentary (unaudited) (continued)

Average annual total returns on investment	Ended 12/31/17
Standard Class Shares
One Year	+ 24.69%
Five Year	+ 7.22%
Inception (5/1/08)	+ 1.98%
Service Class Shares
One Year	+ 24.38%
Five Year	+ 6.95%
Inception (5/1/08)	+ 1.73%

[1]

The MSCIEAFE® NR Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets (Europe, Australia/Asia, and the Far East), excluding U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

[2]

The MSCI All Country World ex USA Index (net dividends) is a free float-adjusted market capitalization weighted index that measures equity market performance in the global development and emerging markets, excluding the United States. The index consists of more than 40 developed- and emerging-market country indexes.

[3]	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.
[4]	The MSCI Europe Index is a free float-adjusted market capitalization index that is designed to measure large and mid cap representation across 15 developed market countries in Europe.

[5]	The MSCI Pacific Index is a free float-adjusted market capitalization index that is designed to measure large and mid cap representation across 5 developed market countries in the Pacific region.

[6]

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

[7]

The MSCI China Index captures large and mid cap representation across China H shares, B shares, Red chips, P chips and foreign listings (e.g. ADRs). With 152 constituents, the index covers about 85% of this China equity universe.

[8]

The MSCI Korea Index is designed to measure the performance of the large and mid cap segments of the South Korean market. With 113 constituents, the index covers about 85% of the Korean equity universe.

[9]

The MSCI Poland Index is designed to measure the performance of the large and mid cap segments of the Polish market. With 23 constituents, the index covers approximately 85% of the Polish equity universe.

LVIP SSGA International Index Fund–2

LVIP SSGA International Index Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2017 to December 31, 2017

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) Fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers and reimbursements in effect.

Expense Analysis of an Investment of $ 1,000

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Annualized Expense Ratio	Expenses Paid During Period 7/1/17 to 12/31/17*
Actual
Standard Class Shares	$1,000.00	$1,092.00	0.40%	$2.11
Service Class Shares	1,000.00	1,090.50	0.65%	3.42
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.19	0.40%	$2.04
Service Class Shares	1,000.00	1,021.93	0.65%	3.31

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP SSGA International Index Fund–3

LVIP SSGA International Index Fund

Security Type/Country and Sector Allocations

and Top 10 Equity Holdings (unaudited)

As of December 31, 2017

Security Type/Country	Percentage of Net Assets
Common Stock	97.46%
Australia	6.79%
Austria	0.26%
Belgium	1.08%
China	0.01%
Denmark	1.79%
Finland	0.91%
France	10.26%
Germany	9.04%
Hong Kong	3.50%
Ireland	0.69%
Israel	0.43%
Italy	2.17%
Japan	23.53%
Netherlands	4.27%
New Zealand	0.15%
Norway	0.66%
Portugal	0.15%
Singapore	1.28%
South Africa	0.02%
Spain	3.12%
Sweden	2.80%
Switzerland	8.33%
United Kingdom	16.22%

Preferred Stock	0.55%

Right	0.00%

Money Market Fund	1.53%

Total Value of Securities	99.54%

Receivables and Other Assets Net of Liabilities	0.46%

Total Net Assets	100.00%

Sector designations may be different than the sector designations presented in other Fund materials.

Sector	Percentage of Net Assets
Aerospace & Defense	1.21%
Air Freight & Logistics	0.41%
Airlines	0.20%
Auto Components	1.41%
Automobiles	3.64%
Banks	12.09%
Beverages	2.29%
Biotechnology	0.76%
Building Products	0.79%
Capital Markets	2.53%
Chemicals	3.84%
Commercial Services & Supplies	0.46%
Communications Equipment	0.32%
Construction & Engineering	0.94%

Sector	Percentage of Net Assets
Construction Materials	0.65%
Consumer Finance	0.04%
Containers & Packaging	0.11%
Distributors	0.02%
Diversified Consumer Services	0.01%
Diversified Financial Services	0.80%
Diversified Telecommunication Services	2.26%
Electric Utilities	1.60%
Electrical Equipment	1.48%
Electronic Equipment, Instruments & Components	1.48%
Energy Equipment & Services	0.09%
Equity Real Estate Investment Trusts	1.56%
Food & Staples Retailing	1.42%
Food Products	2.94%
Gas Utilities	0.33%
Health Care Equipment & Supplies	1.26%
Health Care Providers & Services	0.58%
Health Care Technology	0.05%
Hotels, Restaurants & Leisure	1.40%
Household Durables	1.24%
Household Products	0.86%
Independent Power & Renewable Electricity Producers	0.08%
Industrial Conglomerates	1.40%
Insurance	5.35%
Internet & Direct Marketing Retail	0.14%
Internet Software & Services	0.18%
IT Services	0.86%
Leisure Products	0.17%
Life Sciences Tools & Services	0.22%
Machinery	2.76%
Marine	0.22%
Media	1.03%
Metals & Mining	3.13%
Multiline Retail	0.30%
Multi-Utilities	1.01%
Oil, Gas & Consumable Fuels	5.17%
Paper & Forest Products	0.28%
Personal Products	1.89%
Pharmaceuticals	7.04%
Professional Services	1.22%
Real Estate Management & Development	1.92%
Road & Rail	1.10%
Semiconductors & Semiconductor Equipment	1.40%
Software	1.55%
Specialty Retail	0.80%
Technology Hardware, Storage & Peripherals	0.56%
Textiles, Apparel & Luxury Goods	1.86%
Tobacco	1.56%
Trading Companies & Distributors	1.43%
Transportation Infrastructure	0.65%

LVIP SSGA International Index Fund–4

LVIP SSGA International Index Fund

Security Type/Country and Sector Allocations

and Top 10 Equity Holdings (unaudited) (continued)

Sector	Percentage of Net Assets
Water Utilities	0.09%
Wireless Telecommunication Services	1.57%
Total	98.01%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Royal Dutch Shell	1.83%
Nestle	1.74%
HSBC Holdings	1.35%
Novartis	1.22%
Roche Holding	1.16%
Toyota Motor	1.08%
BP	0.92%
TOTAL	0.85%
British American Tobacco	0.84%
SAP	0.72%

Total	11.71%

IT–Information Technology

LVIP SSGA International Index Fund–5

LVIP SSGA International Index Fund

Statement of Net Assets

December 31, 2017

Number of Shares		Value (U.S. $)

ΔCOMMON STOCK–97.46%
Australia–6.79%
AGL Energy	133,239	$2,524,883
Alumina	468,716	883,325
Amcor	233,502	2,797,894
AMP	594,619	2,400,183
APA Group	230,546	1,494,967
Aristocrat Leisure	111,320	2,049,868
ASX	33,852	1,445,046
Aurizon Holdings	422,885	1,629,484
AusNet Services	275,084	386,577
Australia & New Zealand Banking Group.	571,266	12,744,398
Bank of Queensland	68,726	679,786
Bendigo & Adelaide Bank	83,245	755,406
†=BGP Holdings	160,069	0
BHP Billiton	624,607	14,347,786
BlueScope Steel	101,334	1,206,944
Boral	245,260	1,484,755
Brambles	322,951	2,530,989
Caltex Australia	54,438	1,442,128
Challenger	96,172	1,048,803
CIMIC Group	17,957	718,198
Coca-Cola Amatil	104,489	692,225
Cochlear	11,911	1,587,767
Commonwealth Bank of Australia	336,829	21,020,984
Computershare	76,199	965,422
Crown Resorts	59,112	599,180
CSL	87,998	9,670,426
Dexus	210,369	1,596,399
Domino’s Pizza Enterprises	10,560	383,813
Flight Centre Travel Group	8,399	289,500
Fortescue Metals Group	306,866	1,161,294
Goodman Group	363,117	2,379,321
GPT Group	311,611	1,239,534
Harvey Norman Holdings	93,657	303,719
Healthscope	274,698	449,037
Incitec Pivot	288,379	873,806
Insurance Australia Group	480,448	2,706,009
James Hardie Industries CDI	92,149	1,618,400
LendLease Group	114,498	1,455,649
Macquarie Group	64,517	4,990,058
Medibank Pvt	570,717	1,461,514
Mirvac Group	771,487	1,410,897
National Australia Bank	527,410	12,112,061
Newcrest Mining	154,953	2,758,471
Oil Search	284,085	1,720,023
Orica	62,872	883,917
†Origin Energy	357,350	2,617,659
QBE Insurance Group	278,741	2,313,701
Ramsay Health Care	27,817	1,518,988
REA Group	8,246	491,687
Rio Tinto (Australian Securities Exchange)	84,620	4,975,235

Number of Shares		Value (U.S. $)

ΔCOMMON STOCK (continued)
Australia (continued)
†Santos	393,905	$1,667,308
Scentre Group	1,068,848	3,486,550
SEEK	55,169	815,822
Sonic Healthcare	84,416	1,501,206
South32	704,191	1,908,744
South32 (London Stock Exchange)	368,248	1,008,053
Stockland	423,937	1,478,835
Suncorp Group	261,527	2,818,802
Sydney Airport	230,362	1,264,023
Tabcorp Holdings	336,006	1,457,802
Telstra	844,107	2,386,163
TPG Telecom	57,365	293,538
Transurban Group	410,746	3,975,219
†Transurban Group	33,303	322,989
Treasury Wine Estates	151,945	1,885,480
Vicinity Centres	698,274	1,479,007
Wesfarmers	224,597	7,766,094
Westfield	400,215	2,956,864
Westpac Banking	660,735	16,071,407
Woodside Petroleum	152,186	3,915,441
Woolworths Group	251,737	5,348,481

		202,625,944

Austria–0.26%
ANDRITZ	12,257	691,623
†Erste Group Bank	60,858	2,637,318
OMV	30,315	1,921,609
†Raiffeisen Bank International	31,533	1,142,613
voestalpine	24,055	1,436,156

		7,829,319

Belgium–1.08%
Ageas	36,403	1,778,275
Anheuser-Busch Inbev	148,185	16,543,587
Colruyt	11,289	587,274
Groupe Bruxelles Lambert	16,610	1,791,901
KBC Group	50,135	4,272,176
Proximus	25,610	840,415
Solvay Class A	15,075	2,095,976
†Telenet Group Holding	8,879	618,571
UCB.	24,735	1,961,311
Umicore	39,390	1,865,077

		32,354,563

☐China–0.01%
Yangzijiang Shipbuilding Holdings	294,000	322,378

		322,378

Denmark–1.79%
AP Moller - Maersk Class A	642	1,069,595
AP Moller - Maersk Class B	1,324	2,307,714
Carlsberg Class B	21,677	2,599,901
Chr Hansen Holding	20,317	1,905,732

LVIP SSGA International Index Fund–6

LVIP SSGA International Index Fund

Statement of Net Assets (continued)

Number of Shares		Value (U.S. $)

ΔCOMMON STOCK (continued)
Denmark (continued)
Coloplast Class B	24,313	$1,932,897
Danske Bank	148,954	5,797,587
DSV	38,353	3,017,838
†Genmab	11,704	1,941,015
H Lundbeck	12,200	618,674
ISS	29,033	1,124,016
Novo Nordisk Class B	362,594	19,484,167
Novozymes Class B	45,930	2,622,021
Orsted	34,528	1,884,802
Pandora	21,759	2,365,172
TDC	136,700	840,068
Tryg	16,350	408,996
Vestas Wind Systems	43,145	2,981,334
†William Demant Holding	19,495	544,541

		53,446,070

Finland–0.91%
Elisa	25,308	992,668
Fortum	91,425	1,809,425
Kone Class B	67,681	3,634,655
Metso	17,066	582,210
Neste	21,585	1,381,679
Nokia	157,345	733,547
Nokia (London Stock Exchange)	999,661	4,670,757
Nokian Renkaat	19,229	872,118
Orion Class B	16,843	627,993
Sampo Class A	89,163	4,893,459
Stora Enso Class R	114,087	1,807,458
UPM-Kymmene	107,709	3,343,810
Wartsila	30,192	1,905,481

		27,255,260

France–10.26%
Accor	32,777	1,687,359
Aeroports de Paris	4,998	950,364
Air Liquide	83,052	10,440,826
Airbus	112,963	11,227,038
Alstom	25,825	1,070,490
Amundi	11,757	995,758
Arkema	12,675	1,544,382
Atos	19,093	2,775,936
AXA	377,174	11,176,888
BioMerieux	8,057	721,375
BNP Paribas	218,515	16,255,031
Bollore	149,000	808,293
†Bollore NV	853	4,657
Bouygues	38,680	2,007,017
Bureau Veritas	55,271	1,509,602
Capgemini	32,183	3,811,816
Carrefour	103,858	2,239,223
Casino Guichard Perrachon	8,803	533,738
Cie de Saint-Gobain	99,317	5,466,036

Number of Shares		Value (U.S. $)

ΔCOMMON STOCK (continued)
France (continued)
Cie Generale des Etablissements
Michelin	34,111	$4,879,759
CNP Assurances	27,678	638,458
Credit Agricole	227,599	3,758,126
Danone	116,657	9,774,797
Dassault Aviation	386	600,180
Dassault Systemes	26,106	2,771,917
Edenred	39,862	1,154,000
Eiffage	12,841	1,405,339
Electricite de France	98,289	1,228,852
Engie	362,613	6,233,867
Essilor International Cie Generale d’Optique	41,305	5,689,415
Eurazeo	6,552	605,299
Eurofins Scientific	2,286	1,389,464
Eutelsat Communications	29,393	680,523
Faurecia	14,765	1,150,712
Fonciere Des Regions	5,702	645,526
Gecina	9,759	1,802,067
Getlink	78,710	1,012,399
Hermes International	6,370	3,407,779
ICADE	6,915	679,770
Iliad	5,491	1,315,734
Imerys	5,370	505,701
Ingenico Group	10,027	1,070,870
Ipsen	6,656	792,206
JCDecaux	12,510	503,152
Kering	14,735	6,936,166
Klepierre	43,066	1,892,939
Lagardere	19,870	636,320
Legrand	53,296	4,097,339
L’Oreal	48,999	10,857,241
LVMH Moet Hennessy Louis Vuitton	54,229	15,916,504
Natixis	195,108	1,541,064
Orange	395,827	6,860,011
Pernod Ricard	42,197	6,673,666
Peugeot	104,812	2,128,863
Publicis Groupe	41,120	2,787,413
Remy Cointreau	3,954	547,847
Renault	35,645	3,577,977
Rexel	50,882	921,318
Safran	64,883	6,692,397
Sanofi	220,969	19,023,660
†Schneider Electric	111,223	9,429,544
SCOR	35,885	1,442,345
SEB	3,788	701,198
SES FDR	71,465	1,115,572
Societe BIC	4,842	532,116
Societe Generale	151,739	7,822,985
Sodexo	17,600	2,359,432
STMicroelectronics	118,946	2,594,694
Suez	76,454	1,343,115

LVIP SSGA International Index Fund–7

LVIP SSGA International Index Fund

Statement of Net Assets (continued)

Number of Shares		Value (U.S. $)

ΔCOMMON STOCK (continued)
France (continued)
Teleperformance	11,237	$1,608,576
Thales	21,488	2,312,535
TOTAL	462,019	25,503,421
†Ubisoft Entertainment	12,266	942,418
Unibail-Rodamco	19,865	4,999,067
Valeo	47,989	3,574,742
Veolia Environnement	97,375	2,482,982
Vinci	99,517	10,159,856
Vivendi	205,068	5,503,929
Wendel	4,961	859,624
Zodiac Aerospace	35,069	1,048,227

		306,348,844

Germany–9.04%
adidas	37,237	7,447,020
Allianz	87,424	20,006,798
Axel Springer	10,855	846,476
BASF	178,625	19,582,921
Bayer	160,824	19,984,511
Bayerische Motoren Werke	65,687	6,810,571
Beiersdorf	20,508	2,404,218
Brenntag	28,832	1,817,674
†Commerzbank	198,650	2,963,318
Continental	21,891	5,886,055
Covestro	22,839	2,351,652
Daimler	187,255	15,834,375
Deutsche Bank	401,944	7,602,364
Deutsche Boerse	38,564	4,463,611
Deutsche Lufthansa	39,241	1,441,075
Deutsche Post	188,822	8,975,384
Deutsche Telekom	645,930	11,417,743
Deutsche Wohnen	65,291	2,847,784
Drillisch	10,313	850,590
E.ON	438,786	4,754,762
Evonik Industries	33,374	1,253,500
Fraport Frankfurt Airport Services Worldwide	6,547	719,114
Fresenius & Co.	82,337	6,403,496
Fresenius Medical Care & Co.	42,990	4,514,370
GEA Group	34,126	1,632,730
Hannover Rueck	11,252	1,411,720
HeidelbergCement	30,004	3,235,194
Henkel	21,030	2,518,283
HOCHTIEF	3,454	610,002
HUGO BOSS	11,260	955,503
Infineon Technologies	225,843	6,150,657
Innogy	23,368	914,547
K+S	32,225	800,078
KION Group	12,379	1,065,601
LANXESS	17,079	1,353,842
†Linde	36,814	8,597,939
MAN	6,236	713,808

Number of Shares		Value (U.S. $)

ΔCOMMON STOCK (continued)
Germany (continued)
Merck	26,037	$2,794,729
†METRO	31,210	621,663
MTU Aero Engines	10,113	1,807,141
Muenchener Rueckversicherungs- Gesellschaft in Muenchen Class R	30,765	6,643,701
OSRAM Licht	19,342	1,731,948
ProSiebenSat.1 Media	48,161	1,653,160
†QIAGEN	39,947	1,245,968
RTL Group	6,515	523,002
†RWE	104,953	2,135,839
SAP	191,135	21,383,299
Siemens	148,777	20,599,323
Symrise	25,259	2,165,681
Telefonica Deutschland Holding	131,416	657,703
thyssenkrupp	74,760	2,155,755
Uniper	39,144	1,221,140
United Internet	25,439	1,743,110
Volkswagen	5,465	1,102,887
Vonovia	94,241	4,669,388
Wirecard	22,829	2,537,271
†Zalando	23,491	1,238,630

		269,770,624

⬛Hong Kong–3.50%
AIA Group	2,348,200	19,972,962
ASM Pacific Technology	57,800	801,862
Bank of East Asia	220,645	954,226
BOC Hong Kong Holdings	741,500	3,747,374
CK Asset Holdings	503,424	4,388,432
CK Hutchison Holdings	535,660	6,711,981
CK Infrastructure Holdings	112,000	961,090
CLP Holdings	329,500	3,371,820
First Pacific	369,750	251,340
Galaxy Entertainment Group	473,000	3,776,334
Hang Lung Group	148,000	544,160
Hang Lung Properties	388,000	945,158
Hang Seng Bank	153,400	3,805,690
Henderson Land Development	247,231	1,625,545
HK Electric Investments	446,308	408,443
HKT Trust	706,592	900,780
Hong Kong & China Gas	1,688,417	3,306,415
Hong Kong Exchanges & Clearing	227,536	6,959,933
Hongkong Land Holdings	231,000	1,624,815
Hysan Development	105,850	561,573
Jardine Matheson Holdings	43,800	2,657,456
Jardine Strategic Holdings	41,500	1,642,570
Kerry Properties	101,531	456,107
Kingston Financial Group	794,000	760,756
Li & Fung	992,000	543,574
Link REIT	443,715	4,105,169
Melco Resorts & Entertainment ADR	51,846	1,505,608
MGM China Holdings	135,995	410,390

LVIP SSGA International Index Fund–8

LVIP SSGA International Index Fund

Statement of Net Assets (continued)

Number of Shares		Value (U.S. $)

ΔCOMMON STOCK (continued)
∎Hong Kong (continued)
Minth Group	144,000	$865,943
MTR	290,487	1,700,259
New World Development	1,247,676	1,869,988
NWS Holdings	271,490	488,916
PCCW	636,596	369,463
Power Assets Holdings	281,500	2,372,740
Sands China	465,868	2,397,936
Shangri-La Asia	254,166	575,583
Sino Land	540,641	956,453
SJM Holdings	287,591	256,973
Sun Hung Kai Properties	288,005	4,795,012
Swire Pacific Class A	91,500	846,588
Swire Properties	196,961	635,289
Techtronic Industries	285,500	1,857,301
WH Group	1,658,793	1,872,627
Wharf Holdings	247,000	851,777
†Wharf Real Estate Investment	247,000	1,643,958
Wheelock & Co.	137,000	976,569
Wynn Macau	271,153	857,243
Yue Yuen Industrial Holdings	118,500	465,273

		104,357,454

Ireland–0.69%
†AerCap Holdings	27,988	1,472,449
AIB Group	158,367	1,045,092
†Bank of Ireland Group	189,676	1,614,700
CRH	162,662	5,854,357
Kerry Group Class A	31,945	3,583,781
Paddy Power Betfair	15,571	1,853,340
†Ryanair Holdings ADR	5,317	553,978
WPP	254,250	4,593,213

		20,570,910

Israel–0.43%
Azrieli Group	6,290	351,515
Bank Hapoalim	182,788	1,342,353
Bank Leumi Le-Israel	299,849	1,804,851
Bezeq The Israeli Telecommunication	354,913	536,503
†Check Point Software Technologies	26,364	2,731,838
Elbit Systems	3,945	526,982
Frutarom Industries	6,428	602,353
Israel Chemicals	85,880	347,746
Mizrahi Tefahot Bank	17,430	321,063
Nice	10,087	921,714
Teva Pharmaceutical Industries	139,930	2,646,408
Teva Pharmaceutical Industries ADR	42,069	797,208

		12,930,534

Italy–2.17%
Assicurazioni Generali	249,279	4,537,241
Atlantia	91,532	2,885,675
Davide Campari-Milano	112,954	872,753
Enel	1,581,766	9,726,711

Number of Shares		Value (U.S. $)

ΔCOMMON STOCK (continued)
Italy (continued)
Eni	503,437	$8,330,850
Ferrari	24,824	2,601,067
†Fiat Chrysler Automobiles	214,521	3,829,910
Intesa Sanpaolo	2,621,739	8,698,566
Intesa Sanpaolo RSP	156,997	500,521
Leonardo	84,063	998,938
Luxottica Group	34,666	2,127,533
Mediobanca	95,321	1,080,057
Poste Italiane	93,206	701,753
Prysmian	42,834	1,395,752
Recordati	18,504	822,309
Snam	462,974	2,267,408
†Telecom Italia	2,324,443	2,007,384
Telecom Italia RSP	1,014,860	719,886
Tenaris	88,192	1,399,782
Terna Rete Elettrica Nazionale	253,807	1,475,396
†UniCredit	396,319	7,393,033
UnipolSai Assicurazioni	165,713	386,541

		64,759,066

Japan–23.53%
ABC-Mart	4,800	275,126
†Acom	67,200	282,340
Aeon	119,700	2,019,059
AEON Financial Service	19,500	453,199
Aeon Mall	16,390	320,108
Air Water	24,000	505,227
Aisin Seiki	34,700	1,943,984
Ajinomoto	110,700	2,082,735
Alfresa Holdings	29,600	693,305
Alps Electric	42,000	1,194,706
Amada Holdings	57,300	777,965
ANA Holdings	19,900	830,159
Aozora Bank	25,200	977,818
Asahi Glass	39,200	1,694,398
Asahi Group Holdings	77,800	3,860,404
Asahi Kasei	254,000	3,268,827
Asics	29,200	464,128
Astellas Pharma	411,900	5,232,479
Bandai Namco Holdings	35,400	1,155,446
Bank of Kyoto	10,200	529,715
Benesse Holdings	10,300	362,394
Bridgestone	129,300	5,984,294
Brother Industries	39,700	975,808
Calbee	12,400	402,971
Canon	207,500	7,731,055
Casio Computer	39,300	563,934
Central Japan Railway	28,700	5,136,169
Chiba Bank	128,000	1,061,473
Chubu Electric Power	125,300	1,554,185
Chugai Pharmaceutical	45,900	2,345,891
Chugoku Electric Power	46,900	503,482

LVIP SSGA International Index Fund–9

LVIP SSGA International Index Fund

Statement of Net Assets (continued)

Number of Shares		Value (U.S. $)

ΔCOMMON STOCK (continued)
Japan (continued)
Coca-Cola Bottlers Japan Holdings Class C	21,900	$799,102
Concordia Financial Group	241,900	1,454,900
Credit Saison	24,400	443,087
†CYBERDYNE	16,000	275,055
Dai Nippon Printing	47,000	1,046,373
Daicel	47,100	534,505
Daifuku	19,200	1,043,149
Dai-ichi Life Insurance	216,300	4,445,429
Daiichi Sankyo	104,900	2,727,617
Daikin Industries	49,700	5,872,700
Daito Trust Construction	14,000	2,852,237
Daiwa House Industry	113,400	4,348,594
Daiwa House REIT Investment	230	546,448
Daiwa Securities Group	322,000	2,014,597
DeNA	17,700	364,391
Denso	95,100	5,697,325
Dentsu	41,900	1,771,743
Disco	5,100	1,130,362
Don Quijote Holdings	21,600	1,126,006
East Japan Railway	63,800	6,221,664
Eisai	53,900	3,062,038
Electric Power Development	24,700	664,420
FamilyMart UNY Holdings	13,900	973,531
FANUC	37,700	9,044,096
Fast Retailing	10,700	4,254,467
Fuji Electric	127,000	954,069
FUJIFILM Holdings	80,800	3,297,041
Fujitsu	397,000	2,814,544
Fukuoka Financial Group	136,000	761,016
Hachijuni Bank	96,200	549,718
Hakuhodo DY Holdings	45,700	592,403
Hamamatsu Photonics	25,800	865,346
Hankyu Hanshin Holdings	49,500	1,988,320
Hikari Tsushin	5,000	717,873
Hino Motors	47,200	609,652
Hirose Electric	6,940	1,013,282
Hisamitsu Pharmaceutical	13,200	797,474
Hitachi	959,000	7,440,114
Hitachi Chemical	17,500	448,104
Hitachi Construction Machinery	25,300	916,912
Hitachi High-Technologies	14,900	626,238
Hitachi Metals	34,000	486,286
Honda Motor	334,700	11,422,475
Hoshizaki	10,400	921,388
Hoya	77,900	3,879,669
Hulic	50,200	562,907
Idemitsu Kosan	29,700	1,189,655
IHI	26,000	862,327
Iida Group Holdings	25,000	470,566
Inpex	185,000	2,302,514
Isetan Mitsukoshi Holdings	56,500	699,179

Number of Shares		Value (U.S. $)

ΔCOMMON STOCK (continued)
Japan (continued)
Isuzu Motors	101,400	$1,693,104
ITOCHU	298,300	5,560,765
J Front Retailing	43,000	808,062
Japan Airlines	20,200	789,211
Japan Airport Terminal	7,300	270,272
Japan Exchange Group	107,200	1,859,938
Japan Post Bank	68,200	885,764
Japan Post Holdings	308,400	3,532,387
Japan Prime Realty Investment	140	444,819
Japan Real Estate Investment	220	1,044,597
Japan Retail Fund Investment	523	958,667
Japan Tobacco	218,000	7,020,280
JFE Holdings	106,400	2,542,686
JGC	34,900	674,248
JSR	31,300	614,866
JTEKT	37,600	644,244
JXTG Holdings	620,960	3,990,481
Kajima	185,000	1,777,462
Kakaku.com	22,800	384,879
Kamigumi	20,500	453,037
Kaneka.	43,000	391,926
Kansai Electric Power	144,000	1,761,125
Kansai Paint	36,800	954,932
Kao	98,300	6,642,092
Kawasaki Heavy Industries	29,500	1,032,047
KDDI	352,200	8,748,484
Keihan Holdings	17,200	506,021
Keikyu	39,500	757,931
Keio	19,400	852,138
Keisei Electric Railway	23,000	738,463
Keyence	18,888	10,551,429
Kikkoman	25,000	1,010,991
Kintetsu Group Holdings	37,700	1,442,780
Kirin Holdings	173,900	4,382,527
†Kobe Steel	52,100	480,813
Koito Manufacturing	23,400	1,638,313
Komatsu	183,800	6,642,480
Konami Holdings	15,200	835,882
Konica Minolta	76,200	731,133
Kose	5,400	841,466
Kubota	211,400	4,134,866
Kuraray	74,000	1,393,267
Kurita Water Industries	16,000	518,743
Kyocera	64,200	4,191,425
Kyowa Hakko Kirin	43,700	841,298
Kyushu Electric Power	71,900	753,121
Kyushu Financial Group	68,000	409,856
Kyushu Railway	28,000	866,666
Lawson.	9,400	624,663
†LINE	7,000	285,867
Lion	40,000	756,079
LIXIL Group	55,200	1,491,353

LVIP SSGA International Index Fund–10

LVIP SSGA International Index Fund

Statement of Net Assets (continued)

Number of Shares		Value (U.S. $)

ΔCOMMON STOCK (continued)
Japan (continued)
M3	44,200	$1,549,394
Mabuchi Motor	8,200	443,247
Makita	44,000	1,845,250
Marubeni	336,100	2,429,899
Marui Group	39,100	714,752
Maruichi Steel Tube	14,100	412,012
Mazda Motor	110,800	1,480,659
McDonald’s Holdings	13,100	575,669
Mebuki Financial Group	198,510	838,616
Medipal Holdings	37,600	734,088
MEIJI Holdings	22,268	1,895,200
MINEBEA MITSUMI	80,300	1,674,831
MISUMI Group	57,100	1,657,735
Mitsubishi	299,400	8,255,588
Mitsubishi Chemical Holdings	264,600	2,895,235
Mitsubishi Electric	383,900	6,362,214
Mitsubishi Estate	250,100	4,342,497
Mitsubishi Gas Chemical	30,500	873,367
Mitsubishi Heavy Industries	64,900	2,419,737
Mitsubishi Materials	18,800	667,127
Mitsubishi Motors	121,700	875,521
Mitsubishi Tanabe Pharma	39,700	818,221
Mitsubishi UFJ Financial Group	2,318,900	16,876,874
Mitsubishi UFJ Lease & Finance	106,000	629,140
Mitsui & Co	339,900	5,514,344
Mitsui Chemicals	38,000	1,218,564
Mitsui Fudosan	178,700	3,996,711
Mitsui OSK Lines	19,300	641,420
Mixi	8,300	371,740
Mizuho Financial Group	4,690,920	8,481,605
MS&AD Insurance Group Holdings	88,554	2,986,967
Murata Manufacturing	38,100	5,101,137
Nabtesco	19,000	726,023
Nagoya Railroad	31,000	780,681
NEC	54,200	1,460,000
†Nexon	41,800	1,212,212
NGK Insulators	54,500	1,026,619
NGK Spark Plug	30,000	727,120
NH Foods	35,000	852,574
Nidec	47,400	6,636,808
Nikon	57,400	1,155,072
Nintendo	22,000	7,922,126
Nippon Building Fund	237	1,158,970
Nippon Electric Glass	19,800	753,615
Nippon Express	14,000	929,702
Nippon Paint Holdings	27,400	865,741
Nippon Prologis REIT	400	845,973
Nippon Steel & Sumitomo Metal	152,422	3,894,281
Nippon Telegraph & Telephone	137,300	6,455,037
†Nippon Yusen	27,200	661,820
Nissan Chemical Industries	20,700	824,578
Nissan Motor	462,900	4,608,674

Number of Shares		Value (U.S. $)

ΔCOMMON STOCK (continued)
Japan (continued)
Nisshin Seifun Group	31,765	$641,131
Nissin Foods Holdings	9,900	721,794
Nitori Holdings	16,200	2,305,657
Nitto Denko	33,300	2,945,342
NOK	14,100	328,114
Nomura Holdings	726,600	4,259,153
Nomura Real Estate Holdings	21,000	469,190
Nomura Real Estate Master Fund	690	856,721
Nomura Research Institute	22,869	1,061,497
NSK	74,300	1,164,059
NTT Data	131,500	1,560,093
NTT DOCOMO	271,000	6,407,526
Obayashi	127,400	1,539,009
Obic	10,900	800,576
Odakyu Electric Railway	51,500	1,100,384
Oji Holdings	169,000	1,122,303
Olympus	59,500	2,276,173
Omron	39,300	2,337,523
Ono Pharmaceutical	80,100	1,863,263
Oracle Corp. Japan	5,900	488,290
Oriental Land	43,800	3,984,908
ORIX	264,600	4,461,389
Osaka Gas	77,800	1,496,043
Otsuka	8,800	673,952
Otsuka Holdings	78,600	3,447,177
Panasonic	438,200	6,395,054
Park24	17,800	426,121
Persol Holdings	34,500	863,755
Pola Orbis Holdings	14,000	490,571
Rakuten	189,900	1,735,814
Recruit Holdings	219,700	5,455,142
†Renesas Electronics	87,400	1,013,616
Resona Holdings	449,700	2,679,659
Ricoh	138,600	1,284,380
Rinnai	5,400	488,572
Rohm	19,500	2,148,154
Ryohin Keikaku	4,700	1,463,059
Sankyo	7,600	238,995
Santen Pharmaceutical	62,800	983,471
SBI Holdings	35,870	747,368
Secom	42,300	3,191,235
Sega Sammy Holdings	31,700	393,440
Seibu Holdings	30,000	566,771
Seiko Epson	58,100	1,367,757
Sekisui Chemical	82,800	1,657,682
Sekisui House	120,000	2,164,640
Seven & i Holdings	149,700	6,201,534
Seven Bank	91,400	312,147
†Sharp	28,100	961,835
Shimadzu	53,500	1,213,722
Shimamura	3,500	384,509
Shimano	15,200	2,136,491

LVIP SSGA International Index Fund–11

LVIP SSGA International Index Fund

Statement of Net Assets (continued)

Number of Shares		Value (U.S. $)

ΔCOMMON STOCK (continued)
Japan (continued)
Shimizu	108,300	$1,116,998
Shin-Etsu Chemical	75,600	7,660,019
Shinsei Bank	30,100	518,706
Shionogi & Co.	59,600	3,220,480
Shiseido	76,400	3,681,343
Shizuoka Bank	90,000	926,449
Showa Shell Sekiyu	36,300	491,208
SMC	11,100	4,555,267
SoftBank Group	160,500	12,706,878
Sohgo Security Services	11,900	646,772
Sompo Holdings	71,275	2,751,270
Sony	245,900	11,036,697
Sony Financial Holdings	29,300	517,837
Stanley Electric	25,300	1,023,701
Start Today	40,400	1,226,266
Subaru	122,900	3,896,893
SUMCO	45,600	1,157,633
Sumitomo	238,600	4,047,076
Sumitomo Chemical	322,000	2,304,119
Sumitomo Dainippon Pharma	36,600	541,796
Sumitomo Electric Industries	153,100	2,580,853
Sumitomo Heavy Industries	23,000	969,120
Sumitomo Metal Mining	51,000	2,333,265
Sumitomo Mitsui Financial Group	261,300	11,263,210
Sumitomo Mitsui Trust Holdings	67,346	2,664,612
Sumitomo Realty & Development	73,000	2,395,786
Sumitomo Rubber Industries	28,800	533,758
Sundrug	12,600	584,468
Suntory Beverage & Food	29,000	1,289,626
Suruga Bank	29,100	622,227
Suzuken Aichi	13,050	535,785
Suzuki Motor	68,900	3,988,184
Sysmex	30,300	2,379,186
T&D Holdings	96,500	1,646,338
Taiheiyo Cement	19,800	852,463
Taisei	42,000	2,088,698
Taisho Pharmaceutical Holdings	7,700	613,322
Taiyo Nippon Sanso	21,900	305,595
Takashimaya	70,000	735,783
Takeda Pharmaceutical	140,900	7,977,431
TDK	24,100	1,915,247
Teijin	31,600	702,149
Terumo	65,300	3,089,321
THK	20,300	758,810
Tobu Railway	33,400	1,077,936
Toho (Tokyo)	24,600	851,527
Toho Gas	12,000	328,536
Tohoku Electric Power	94,800	1,210,302
Tokio Marine Holdings	134,900	6,135,664
†Tokyo Electric Power Holdings	283,800	1,120,066
Tokyo Electron	30,500	5,501,878
Tokyo Gas	80,000	1,827,875

Number of Shares		Value (U.S. $)

ΔCOMMON STOCK (continued)
Japan (continued)
Tokyo Tatemono	32,000	$431,301
Tokyu	104,000	1,657,768
Tokyu Fudosan Holdings	86,300	622,812
Toppan Printing	89,000	803,948
Toray Industries	296,300	2,788,868
†Toshiba	1,270,000	3,573,020
Tosoh	52,000	1,173,130
TOTO	29,400	1,731,197
Toyo Seikan Group Holdings	27,500	441,438
Toyo Suisan Kaisha	13,900	593,403
Toyoda Gosei	10,900	276,553
Toyota Industries	32,000	2,051,167
Toyota Motor	507,700	32,355,722
Toyota Tsusho	41,700	1,675,224
Trend Micro	25,100	1,420,738
Tsuruha Holdings	6,500	882,895
Unicharm	82,600	2,144,883
United Urban Investment	599	861,752
USS	37,900	801,461
West Japan Railway	33,400	2,436,664
Yahoo Japan	279,400	1,280,069
Yakult Honsha	17,300	1,305,377
Yamada Denki	105,800	582,669
Yamaguchi Financial Group	32,000	379,244
Yamaha	28,600	1,054,961
Yamaha Motor	57,700	1,890,153
Yamato Holdings	68,600	1,377,169
Yamazaki Baking	28,900	562,726
Yaskawa Electric	52,300	2,291,532
Yokogawa Electric	50,700	967,998
Yokohama Rubber	16,000	390,821

		702,312,478

Netherlands–4.27%
ABN AMRO Group CVA	76,594	2,469,458
Akzo Nobel	49,043	4,303,287
†Altice Class A	97,407	1,021,453
ASML Holding	75,520	13,129,791
Boskalis Westminster	16,280	613,489
CNH Industrial	207,500	2,776,047
EXOR.	18,655	1,143,782
Heineken	50,409	5,255,001
Heineken Holding	20,589	2,035,641
ING Groep	755,628	13,870,865
Koninklijke Ahold Delhaize	255,559	5,617,950
Koninklijke DSM	36,604	3,496,558
Koninklijke KPN	692,779	2,418,687
Koninklijke Philips	184,121	6,952,166
Koninklijke Vopak	11,600	508,129
NN Group	59,231	2,561,952
†NXP Semiconductors	68,520	8,023,007
Randstad Holding	20,765	1,274,121

LVIP SSGA International Index Fund–12

LVIP SSGA International Index Fund

Statement of Net Assets (continued)

Number of Shares		Value (U.S. $)

ΔCOMMON STOCK (continued)
Netherlands (continued)
RELX	193,102	$4,438,339
Royal Dutch Shell Class B	728,419	24,528,805
Unilever CVA	316,805	17,837,072
Wolters Kluwer	60,956	3,177,615

		127,453,215

New Zealand–0.15%
Auckland International Airport	175,400	805,135
Fisher & Paykel Healthcare	110,969	1,125,844
Fletcher Building	113,652	612,147
Mercury	115,924	276,863
Meridian Energy	215,758	447,255
Ryman Healthcare	58,695	439,973
Spark New Zealand	302,819	779,026

		4,486,243

Norway–0.66%
DNB	195,739	3,623,406
Gjensidige Forsikring	32,572	614,382
†Marine Harvest	85,935	1,453,220
Norsk Hydro	274,794	2,083,162
Orkla	168,001	1,780,321
Schibsted Class B	15,002	398,776
Statoil	230,152	4,927,193
Telenor	151,104	3,234,652
Yara International	31,230	1,433,905

		19,549,017

Portugal–0.15%
Energias de Portugal	486,724	1,684,828
Galp Energia	103,089	1,894,029
Jeronimo Martins	41,950	815,154

		4,394,011

Singapore–1.28%
Ascendas Real Estate Investment Trust	514,387	1,043,974
CapitaLand	533,300	1,402,946
CapitaLand Commercial Trust	572,156	824,144
CapitaLand Mall Trust	545,400	867,694
City Developments	90,100	837,941
ComfortDelGro	363,000	536,330
DBS Group Holdings	354,995	6,566,088
Genting Singapore	1,017,800	994,024
Global Logistic Properties	449,000	1,131,354
Golden Agri-Resources	1,199,480	331,142
Hutchison Port Holdings Trust	909,400	376,485
Jardine Cycle & Carriage	22,288	676,537
Keppel	246,515	1,348,980
Oversea-Chinese Banking	626,355	5,786,415
SATS	113,200	440,121
Sembcorp Industries	151,000	341,086
Singapore Airlines	91,000	724,801
Singapore Exchange	135,000	749,640

Number of Shares		Value (U.S. $)

ΔCOMMON STOCK (continued)
Singapore (continued)
Singapore Press Holdings	341,200	$675,016
Singapore Technologies Engineering	338,800	824,261
Singapore Telecommunications	1,630,000	4,345,786
StarHub	118,000	251,096
Suntec Real Estate Investment Trust	451,000	723,263
United Overseas Bank	262,985	5,184,228
UOL Group	77,051	509,635
Wilmar International	283,300	652,858

		38,145,845

South Africa–0.02%
Mediclinic International	62,675	549,611

		549,611

Spain–3.12%
Abertis Infraestructuras	139,920	3,113,174
ACS Actividades de Construccion y Servicios	42,634	1,665,438
Aena	13,671	2,766,729
Amadeus IT Group	87,248	6,278,585
Banco Bilbao Vizcaya Argentaria	1,296,765	11,020,187
Banco de Sabadell	1,084,927	2,150,812
Banco Santander	3,141,527	20,596,596
Bankia	208,766	996,430
Bankinter	120,397	1,138,921
CaixaBank	719,255	3,343,689
Enagas	38,184	1,092,042
Endesa	65,741	1,406,057
Ferrovial	100,643	2,283,908
Gas Natural SDG	61,664	1,423,112
Grifols	61,295	1,792,206
Iberdrola	1,105,763	8,560,034
Industria de Diseno Textil	215,835	7,504,968
Mapfre	181,469	582,091
Red Electrica	88,653	1,990,016
Repsol	237,637	4,195,826
Siemens Gamesa Renewable Energy	42,189	577,715
Telefonica	895,817	8,723,243

		93,201,779

Sweden–2.80%
Alfa Laval	61,046	1,443,938
†ArcelorMittal	133,221	4,322,125
Assa Abloy Class B	200,049	4,147,308
Atlas Copco Class A	133,580	5,764,789
Atlas Copco Class B	78,670	3,015,192
Boliden	56,006	1,915,278
Electrolux Class B	49,478	1,592,964
†Essity Class B	121,674	3,457,721
Getinge Class B	40,033	580,507
Hennes & Mauritz Class B	189,114	3,911,607
Hexagon Class B	52,310	2,624,083
Husqvarna Class B	76,246	725,442

LVIP SSGA International Index Fund–13

LVIP SSGA International Index Fund

Statement of Net Assets (continued)

Number of Shares		Value (U.S. $)

ΔCOMMON STOCK (continued)
Sweden (continued)
ICA Gruppen	14,943	$542,864
Industrivarden Class C	25,640	632,483
Investor Class B	90,979	4,149,341
Kinnevik Class B	48,587	1,641,796
L E Lundbergforetagen Class B	6,376	476,296
†Lundin Petroleum	31,520	721,531
Millicom International Cellular SDR	11,134	751,940
Nordea Bank	601,380	7,281,487
Sandvik	226,103	3,957,864
Securitas Class B	53,264	929,038
Skandinaviska Enskilda Banken Class A	304,068	3,570,486
Skanska Class B	66,792	1,383,978
SKF Class B	67,025	1,489,012
Svenska Handelsbanken Class A	304,811	4,165,560
Swedbank Class A	180,474	4,353,899
Swedish Match	31,779	1,251,828
Tele2 Class B	56,196	690,650
Telefonaktiebolaget LM Ericsson Class B	616,435	4,068,305
Telia	526,440	2,346,544
Volvo Class B	308,957	5,753,363

		83,659,219

Switzerland–8.33%
ABB	358,411	9,599,804
Adecco Group	32,946	2,517,737
Baloise Holding	10,323	1,604,664
†Barry Callebaut	344	717,029
Chocoladefabriken Lindt & Spruengli Class R	21	1,518,995
Chocoladefabriken Lindt & Spruengli PC	217	1,325,004
Cie Financiere Richemont Class A	103,175	9,344,340
†Clariant	45,189	1,262,688
†Credit Suisse Group	481,007	8,579,108
†Dufry	7,390	1,096,972
EMS-Chemie Holding	1,378	919,353
Geberit	7,433	3,271,758
Givaudan	1,848	4,268,746
†Glencore	2,379,556	12,454,508
†Julius Baer Group	45,310	2,770,800
Kuehne + Nagel International Class R	11,035	1,952,305
†LafargeHolcim	90,546	5,099,718
†Lonza Group	14,907	4,020,512
Nestle	605,250	52,037,133
Novartis	432,584	36,403,029
Pargesa Holding Bearer Shares	8,576	742,812
Partners Group Holding	3,523	2,413,936
Roche Holding	136,634	34,548,641
Schindler Holding	3,438	777,433
Schindler Holding PC	7,448	1,712,970

Number of Shares		Value (U.S. $)

ΔCOMMON STOCK (continued)
Switzerland (continued)
SGS	1,039	$2,708,711
Sika	433	3,435,422
Sonova Holding	10,736	1,676,863
Straumann Holding Class R	1,686	1,189,388
Swatch Group	6,259	2,548,528
Swatch Group Bearer Shares	12,067	920,391
†Swiss Life Holding	6,604	2,334,343
†Swiss Prime Site	12,045	1,112,651
Swiss Re	61,165	5,720,197
Swisscom	5,241	2,786,940
†UBS Group	711,695	13,075,800
Vifor Pharma	8,627	1,104,428
Zurich Insurance Group	29,912	9,094,552

		248,668,209

United Kingdom–16.22%
3i Group	197,413	2,430,374
Admiral Group	35,605	960,349
Aegon	320,608	2,037,133
Anglo American (London Stock Exchange)	266,125	5,535,128
Antofagasta	66,393	896,046
Ashtead Group	101,347	2,718,276
Associated British Foods	71,759	2,732,169
AstraZeneca	246,171	16,987,178
Auto Trader Group	168,540	802,811
Aviva	784,045	5,347,437
Babcock International Group	41,546	395,738
BAE Systems	634,162	4,899,743
Barclays	3,369,074	9,222,406
Barratt Developments	208,017	1,814,630
Berkeley Group Holdings	22,114	1,253,107
BHP Billiton (London Stock Exchange)	418,288	8,457,928
BP	3,899,719	27,357,645
British American Tobacco	369,150	24,954,092
British American Tobacco ADR	78,459	5,255,968
British Land	192,836	1,795,951
BT Group	1,680,498	6,164,668
Bunzl	68,569	1,915,830
Burberry Group	89,452	2,156,674
Capita	112,215	606,310
Carnival	37,931	2,495,689
Centrica	1,016,953	1,885,183
†Cobham	402,558	686,458
Coca-Cola European Partners	44,629	1,779,125
†Coca-Cola HBC	38,089	1,244,506
Compass Group	313,642	6,762,815
ConvaTec Group	291,389	803,454
Croda International	22,097	1,317,261
DCC	18,319	1,843,572
Diageo	489,879	17,956,202

LVIP SSGA International Index Fund–14

LVIP SSGA International Index Fund

Statement of Net Assets (continued)

Number of Shares		Value (U.S. $)

ΔCOMMON STOCK (continued)
United Kingdom (continued)
Direct Line Insurance Group	242,254	$1,246,588
easyJet	26,750	528,746
Experian	181,040	3,990,609
Ferguson	50,923	3,654,434
Fresnillo	36,441	700,175
G4S	261,232	940,197
GKN	301,284	1,295,616
GlaxoSmithKline	956,542	16,939,585
Hammerson	133,317	983,603
Hargreaves Lansdown	43,922	1,066,680
HSBC Holdings	3,908,985	40,372,280
IMI	45,784	823,998
Imperial Brands	189,702	8,091,670
InterContinental Hotels Group	37,030	2,355,285
International Consolidated Airlines Group	34,180	296,208
International Consolidated Airlines Group (London Stock Exchange)	102,223	895,220
Intertek Group	32,884	2,299,697
Investec	139,504	1,004,464
ITV	712,834	1,592,826
J Sainsbury	333,823	1,087,037
John Wood Group	132,407	1,158,512
Johnson Matthey	38,061	1,577,186
Kingfisher	436,260	1,989,108
Land Securities Group	151,148	2,053,607
Legal & General Group	1,191,161	4,385,356
Lloyds Banking Group	14,149,634	12,974,970
London Stock Exchange Group	63,037	3,224,140
Marks & Spencer Group	337,057	1,430,005
Meggitt	130,524	847,539
Merlin Entertainments	119,494	585,404
†Micro Focus International ADR	88,542	2,974,126
Mondi	75,020	1,949,670
National Grid	664,892	7,838,094
Next	27,365	1,667,876
Old Mutual	997,407	3,120,186
Pearson	161,264	1,597,482
Persimmon	63,027	2,329,926
Prudential	502,897	12,879,352
Randgold Resources	19,248	1,911,231
Reckitt Benckiser Group	129,973	12,125,633
RELX	213,653	5,009,779
Rio Tinto (London Stock Exchange)	240,104	12,595,278
†Rolls-Royce Holdings	331,333	3,781,431
†Royal Bank of Scotland Group	722,624	2,709,688
Royal Dutch Shell Class A	904,306	30,188,623
Royal Mail	151,527	925,770
RSA Insurance Group	210,221	1,791,914
Sage Group	210,171	2,259,442
Schroders	23,299	1,102,888
Segro	171,822	1,360,063

Number of Shares		Value (U.S. $)

ΔCOMMON STOCK (continued)
United Kingdom (continued)
Severn Trent	41,713	$1,215,458
Shire	179,380	9,295,673
†Sky	208,781	2,849,293
Smith & Nephew	175,979	3,044,985
Smiths Group	81,390	1,633,456
SSE	193,948	3,447,967
St James’s Place	92,031	1,520,365
†Standard Chartered	652,817	6,855,614
Standard Life Aberdeen	540,510	3,179,289
Taylor Wimpey	674,538	1,879,741
Tesco	1,637,946	4,627,507
Travis Perkins	42,088	890,449
TUI	77,915	1,614,187
Unilever	245,578	13,621,260
United Utilities Group	133,977	1,500,475
Vodafone Group	5,186,325	16,393,950
Weir Group	36,659	1,050,782
Whitbread	37,636	2,032,570
Wm Morrison Supermarkets	392,650	1,165,770
Worldpay Group	406,816	2,334,551

		484,134,395

Total Common Stock (Cost $2,241,180,451)		2,909,124,988

ΔPREFERRED STOCK–0.55%
Germany–0.55%
Bayerische Motoren Werke 4.65%	10,228	912,687
FUCHS PETROLUB 1.95%	12,670	670,887
Henkel 1.44%	35,506	4,688,762
Porsche Automobil Holding 1.38%	30,053	2,511,540
Schaeffler 3.34%	27,682	488,435
Volkswagen 1.16%	36,092	7,169,066

Total Preferred Stock (Cost $12,200,799)		16,441,377

ΔRIGHT–0.00%
Spain–0.00%
†Repsol expiration date 1/5/18	237,637	108,064

Total Right (Cost $107,263)		108,064

LVIP SSGA International Index Fund–15

LVIP SSGA International Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

MONEY MARKET FUND–1.53%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 1.15%)	45,603,280	$45,603,280

Total Money Market Fund (Cost $45,603,280)		45,603,280

TOTAL VALUE OF SECURITIES–99.54% (Cost $2,299,091,793)	$2,971,277,709
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.46%	13,808,758

NET ASSETS APPLICABLE TO 301,335,348 SHARES OUTSTANDING–100.00%	$2,985,086,467

NET ASSET VALUE PER SHARE–LVIP SSGA INTERNATIONAL INDEX FUND STANDARD CLASS ($2,671,016,447 / 269,637,646 Shares)	$9.906

NET ASSET VALUE PER SHARE–LVIP SSGA INTERNATIONAL INDEX FUND SERVICE CLASS ($314,070,020 / 31,697,702 Shares)	$9.908

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2017:
Shares of beneficial interest (unlimited authorization–no par)	$2,517,121,601
Distributions in excess of net investment income	(10,852,212)
Accumulated net realized loss on investments	(194,786,151)
Net unrealized appreciation of investments, foreign currencies and derivatives	673,603,229

TOTAL NET ASSETS	$2,985,086,467

r	Securities have been classified by country of origin. Classification by type of business has been presented on page 4.

∎	Securities listed and traded on the Hong Kong Stock Exchange. These securities have significant business operations in China.

†	Non-income producing.

«

Includes $2,055,600 cash collateral held at broker for futures contracts, $5,710 variation margin due from broker on futures contracts, $1,828,509 payable for fund shares redeemed, $840,220 due to manager and affiliates, and $335,469 other accrued expenses payable as of December 31, 2017.

=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to Financial Statements.”

☐	Securities listed and traded on the Hong Kong Stock Exchange.

The following futures contract was outstanding at December 31, 2017:1

Futures Contract

	Contracts to Buy (Sell)	Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation
Equity Contracts:
571	E-mini MSCI EAFE Index	$58,399,025	$57,335,675	3/19/18	$1,063,350

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amount presented above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

LVIP SSGA International Index Fund–16

LVIP SSGA International Index Fund

Statement of Net Assets (continued)

Summary of Abbreviations:

ADR–American Depositary Receipt

CDI–Chess Depository Interest

CVA–Dutch Certificate

EAFE–Europe Australasia Far East

EUR–Euro

FDR–Fiduciary Depositary Receipt

HSBC–Hong Kong and Shanghai Banking Corporation

MSCI–Morgan Stanley Capital International

PC–Participation Certificate

REIT–Real Estate Investment Trust

RSP–Risparmio Italian Savings Shares

SDR–Special Drawing Right

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA International Index Fund–17

LVIP SSGA International Index Fund

Statement of Operations

Year Ended December 31, 2017

INVESTMENT INCOME:
Dividends	$80,491,142
Foreign tax withheld	(6,310,478)

74,180,664

EXPENSES:
Management fees	10,273,529
Index fees	834,214
Distribution fees-Service Class	745,090
Accounting and administration expenses	623,639
Shareholder servicing fees	517,397
Custodian fees	209,092
Professional fees	109,016
Pricing fees	100,811
Trustees’ fees and expenses	69,275
Reports and statements to shareholders	64,367
Consulting fees	10,821
Other	28,148

13,585,399

Less:
Management fees waived	(2,345,366)
Expenses reimbursed	(169,515)
Expenses paid indirectly	(12,723)

Total operating expenses	11,057,795

NET INVESTMENT INCOME	63,122,869

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	(13,293,237)
Foreign currencies	(714,335)
Foreign currency exchange contracts	509,574
Futures contracts	6,823,490

Net realized loss	(6,674,508)

Net change in unrealized appreciation (depreciation) of:
Investments	493,824,565
Foreign currencies	978,582
Futures contracts	1,288,520

Net change in unrealized appreciation (depreciation)	496,091,667

NET REALIZED AND UNREALIZED GAIN	489,417,159

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$552,540,028

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA International Index Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/17	12/31/16

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$63,122,869	$66,845,309
Net realized loss	(6,674,508)	(112,266,814)
Net change in unrealized appreciation (depreciation)	496,091,667	77,902,771

Net increase in net assets resulting from operations	552,540,028	32,481,266

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(65,296,493)	(63,172,869)
Service Class	(7,127,527)	(7,704,545)

	(72,424,020)	(70,877,414)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	546,996,448	773,109,377
Service Class	37,262,933	34,367,671
Reinvestment of dividends and distributions:
Standard Class	65,296,493	63,172,869
Service Class	7,127,527	7,704,545

	656,683,401	878,354,462

Cost of shares redeemed:
Standard Class	(413,728,441)	(927,321,696)
Service Class	(59,685,624)	(35,246,758)

	(473,414,065)	(962,568,454)

Increase (decrease) in net assets derived from capital share transactions	183,269,336	(84,213,992)

NET INCREASE (DECREASE) IN NET ASSETS	663,385,344	(122,610,140)
NET ASSETS:
Beginning of year	2,321,701,123	2,444,311,263

End of year	$2,985,086,467	$2,321,701,123

Distributions in excess of net investment income	$(10,852,212)	$(1,528,476)

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA International Index Fund–18

LVIP SSGA International Index Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSGA International Index Fund Standard Class
	Year Ended
	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Net asset value, beginning of period	$8.152	$8.326	$8.657	$9.458	$7.942

Income (loss) from investment operations:
Net investment income[1]	0.231	0.238	0.222	0.300	0.202
Net realized and unrealized gain (loss)	1.775	(0.154)	(0.329)	(0.849)	1.461

Total from investment operations	2.006	0.084	(0.107)	(0.549)	1.663

Less dividends and distributions from:
Net investment income	(0.252)	(0.258)	(0.224)	(0.252)	(0.147)

Total dividends and distributions	(0.252)	(0.258)	(0.224)	(0.252)	(0.147)

Net asset value, end of period	$9.906	$8.152	$8.326	$8.657	$9.458

Total return[2]	24.69%	1.02%	(1.22% )	(5.84% )	20.98%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,671,016	$2,049,699	$2,173,659	$1,861,073	$1,552,699
Ratio of expenses to average net assets	0.40%	0.41%	0.41%	0.43%	0.47%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.50%	0.49%	0.48%	0.48%	0.51%
Ratio of net investment income to average net assets	2.49%	2.94%	2.48%	3.18%	2.32%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.39%	2.86%	2.41%	3.13%	2.28%
Portfolio turnover	8%	18%	1%	2%	6%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA International Index Fund–19

LVIP SSGA International Index Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSGA International Index Fund Service Class
	Year Ended
	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Net asset value, beginning of period	$8.155	$8.330	$8.660	$9.460	$7.944

Income (loss) from investment operations:
Net investment income[1]	0.207	0.218	0.200	0.276	0.180
Net realized and unrealized gain (loss)	1.775	(0.155)	(0.329)	(0.847)	1.461

Total from investment operations	1.982	0.063	(0.129)	(0.571)	1.641

Less dividends and distributions from:
Net investment income	(0.229)	(0.238)	(0.201)	(0.229)	(0.125)

Total dividends and distributions	(0.229)	(0.238)	(0.201)	(0.229)	(0.125)

Net asset value, end of period	$9.908	$8.155	$8.330	$8.660	$9.460

Total return[2]	24.38%	0.76%	(1.46% )	(6.08% )	20.69%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$314,070	$272,002	$270,652	$288,408	$315,299
Ratio of expenses to average net assets	0.65%	0.66%	0.66%	0.68%	0.72%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.75%	0.74%	0.73%	0.73%	0.76%
Ratio of net investment income to average net assets	2.24%	2.69%	2.23%	2.93%	2.07%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.14%	2.61%	2.16%	2.88%	2.03%
Portfolio turnover	8%	18%	1%	2%	6%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA International Index Fund–20

LVIP SSGA International Index Fund

Notes to Financial Statements

December 31, 2017

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 92 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSGA International Index Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek to approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sale price on the valuation date. Open-end investment companies are valued at their published net asset value (“NAV”). Investments in a government money market fund have a stable NAV. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts are valued at the daily quoted settlement prices. Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended December 31, 2017 and for all open tax years (years ended December 31, 2014–December 31, 2016), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2017, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate that portion of realized gains and losses on foreign equity securities resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date

LVIP SSGA International Index Fund–21

LVIP SSGA International Index Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates. Withholding taxes on foreign dividends are recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned. Taxable non-cash dividends are recorded as dividend income. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2017.

The Fund receives earning credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this arrangement is included in “Custodian fees” on the Statement of Operations with the corresponding expense offset shown as “Expenses paid indirectly.”

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.40% of the average daily net assets of the Fund. The fee is calculated daily and paid monthly. Effective October 1, 2017, LIAC has contractually agreed to waive a portion of its advisory fee as follows: 0.087% of the first $1 billion of average daily net assets of the Fund and 0.135% of the average daily net assets of the Fund in excess of $1 billon. This agreement will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Board and LIAC. Prior to October 1, 2017, LIAC had contractually agreed to waive a portion of its advisory fee as follows: 0.052% of the first $1 billion of the average daily net assets of the Fund and 0.10% of the average daily net assets of the Fund in excess of $1 billion.

Effective October 1, 2017, LIAC has contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses exceed 0.40% of the Fund’s average daily net assets for the Standard Class (and 0.65% for the Service Class). The agreement will continue at the least through April 30, 2019, and cannot be terminated before that date without the mutual agreement of the Board and LIAC. From May 1, 2017 through September 30, 2017, LIAC contractually agreed to reimburse the Fund to the extent that annual operating expenses exceed 0.41% of the Fund’s average daily net assets for the Standard Class and 0.66% for the Service Class.

SSGA Funds Management, Inc. (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2017, costs for these administrative and legal services were as follows:

Administrative	$143,208
Legal.	24,890

Lincoln Life also provides certain contract holder and additional corporate services to the Fund. Effective May 1, 2017, the Fund pays Lincoln. Life a fee for such services at an annual rate of 0.029% of the Fund’s average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $41,630 for the year ended December 31, 2017.

LVIP SSGA International Index Fund–22

LVIP SSGA International Index Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.

At December 31, 2017, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$701,939
Distribution fees payable to LFD	65,926
Shareholder servicing fees payable to Lincoln Life	72,355

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

3. Investments

For the year ended December 31, 2017, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$379,490,946
Sales	215,320,141

At December 31, 2017, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:

Cost of investments and derivatives	$2,357,918,998

Aggregate unrealized appreciation of investments and derivatives	$841,334,139
Aggregate unrealized depreciation of investments and derivatives	(226,912,078)

Net unrealized appreciation of investments and derivatives	$614,422,061

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

LVIP SSGA International Index Fund–23

LVIP SSGA International Index Fund

Notes to Financial Statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2017:

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Australia	$1,008,053	$201,617,891	$—	$202,625,944
Austria	3,064,222	4,765,097	—	7,829,319
Belgium	840,415	31,514,148	—	32,354,563
China	—	322,378	—	322,378
Denmark	6,571,617	46,874,453	—	53,446,070
Finland	2,777,599	24,477,661	—	27,255,260
France	9,774,303	296,574,541	—	306,348,844
Germany	10,532,887	259,237,737	—	269,770,624
Hong Kong	12,542,668	91,814,786	—	104,357,454
Ireland	10,123,340	10,447,570	—	20,570,910
Israel	4,065,549	8,864,985	—	12,930,534
Italy	2,829,286	61,929,780	—	64,759,066
Japan	9,332,300	692,980,178	—	702,312,478
Netherlands	14,421,790	113,031,425	—	127,453,215
New Zealand	1,503,144	2,983,099	—	4,486,243
Norway	1,433,905	18,115,112	—	19,549,017
Portugal	2,499,982	1,894,029	—	4,394,011
Singapore	1,571,475	36,574,370	—	38,145,845
South Africa	549,611	—	—	549,611
Spain	—	93,201,779	—	93,201,779
Sweden	751,940	82,907,279	—	83,659,219
Switzerland	4,520,862	244,147,347	—	248,668,209
United Kingdom	46,926,818	437,207,577	—	484,134,395
Preferred Stock	—	16,441,377	—	16,441,377
Rights	108,064	—	—	108,064
Money Market Fund	45,603,280	—	—	45,603,280

Total Investments	$193,353,110	$2,777,924,599	$—	$2,971,277,709

Derivatives:
Futures Contracts	$1,063,350	$—	$—	$1,063,350

The securities that have been valued at zero on the “Statement of Net Assets” are considered to be Level 3 investments in this table.

As a result of utilizing international fair value pricing at December 31, 2017, the majority of the Fund’s common stock was categorized as Level 2.

During the year ended December 31, 2017, there were no material transfers between Level 1 investments, Level 2 investments or Level 3 investments. This does not include transfers between Level 1 investments and Level 2 investments that resulted from the Fund’s use of international fair value pricing during the period. In accordance with the fair value procedures described in Note 1, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2017 and 2016 were as follows:

	Year Ended
	12/31/17	12/31/16
Ordinary income	$72,424,020	$70,877,414

LVIP SSGA International Index Fund–24

LVIP SSGA International Index Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis

As of December 31, 2017, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$2,517,121,601
Undistributed ordinary income	6,522,853
Capital loss carryforward	(152,980,048)
Net unrealized appreciation	614,422,061

Net assets	$2,985,086,467

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales, tax treatment of passive foreign investment companies, mark-to-market on futures contracts and tax treatment of partnership investments.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of passive foreign investment companies, tax treatment of gain (loss) on foreign currency transactions and partnership investments. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2017, the Fund recorded the following reclassifications:

Distributions In Excess Of Net Investment Income	Accumulated Net Realized Loss
$(22,585)	$22,585

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses; however, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers, if any may expire without being utilized, due to the fact that post-enactment capital losses must be utilized before pre-enactment capital loss carryovers. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss, whereas before the Act, capital losses carried forward were treated as short-term.

As of December 31, 2017, the Fund had the following capital loss carryforwards for federal income tax purposes:

Pre-Enactment Short-Term Capital Losses Expiring In	Post-Enactment Losses (No Expiration)*
2018	Short-Term	Long-Term	Total
$56,183	$3,573,865	$149,350,000	$152,980,048

*Capital Loss Carryovers with no expiration must be utilized first.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/17	12/31/16
Shares sold:
Standard Class	57,448,333	95,184,197
Service Class	4,077,810	4,259,921
Shares reinvested:
Standard Class	6,679,305	7,738,747
Service Class	729,034	943,145

	68,934,482	108,126,010

Shares redeemed:
Standard Class	(45,925,190)	(112,565,620)
Service Class	(6,463,462)	(4,340,992)

	(52,388,652)	(116,906,612)

Net increase (decrease)	16,545,830	(8,780,602)

LVIP SSGA International Index Fund–25

LVIP SSGA International Index Fund

Notes to Financial Statements (continued)

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that the counterparties to the contracts may be unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

No foreign currency exchange contracts were outstanding at December 31, 2017.

During the year ended December 31, 2017, the Fund used foreign currency exchange contracts to facilitate or expedite the settlement of portfolio transactions.

Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund’s investments; to facilitate investments in portfolio securities; and to reduce cost. The Fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity and minimizing costs. In addition, the Fund may take long or short positions in futures to seek to control overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

During the year ended December 31, 2017, the Fund used futures contracts as a cash management tool; to facilitate investments in portfolio securities and to reduce transaction costs.

Fair values of derivative instruments as of December 31, 2017 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$1,063,350	Receivables and other assets net of liabilities	$—

LVIP SSGA International Index Fund–26

LVIP SSGA International Index Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2017 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$6,823,490	$1,288,520
Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	509,574	—

Total		$7,333,064	$1,288,520

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2017.

	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average cost)	$1,248,008	$330,378
Futures contracts (average notional value)	40,493,417	—

In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counter party certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

At December 31, 2017, the Fund had no open derivatives subject to the offsetting provisions.

8. Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.

LVIP SSGA International Index Fund–27

LVIP SSGA International Index Fund

Notes to Financial Statements (continued)

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Recent Regulatory Reporting Updates

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amended Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. As of August 1, 2017, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.

11. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP SSGA International Index Fund–28

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of LVIP SSGA International Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of LVIP SSGA International Index Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.

Philadelphia, Pennsylvania

February 22, 2018

LVIP SSGA International Index Fund–29

LVIP SSGA International Index Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2017, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 22-23 and September 11-12, 2017, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various sub-advisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the sub-advisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the sub-advisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information (including total return and standard deviation) provided by Morningstar for the standard class of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2017. The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Funds, and had delegated those duties to unaffiliated sub-advisers responsible for investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the sub-adviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the sub-advisers’ investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the investment

LVIP SSGA International Index Fund–30

LVIP SSGA International Index Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

management fees were higher than the median investment management fee of the Morningstar peer group. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2018 and agreed to increase the advisory fee waiver through April 30, 2019. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver and an expense limitation for the Fund through April 30, 2019 and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA Funds Management, Inc. (“SSGA”) on behalf of the Funds, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board reviewed the services provided by SSGA and the reputation, resources and investment approach of SSGA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.

Performance. The Board reviewed the LVIP SSGA Bond Index Fund’s total return and standard deviation compared to the total return and standard deviation of a peer group of funds included in the Morningstar Intermediate-Term Bond funds category and the Bloomberg Barclays US Aggregate Bond TR USD Index. The Board noted that the Fund’s total return was within range of the return of the Morningstar peer group median and below the benchmark index for the one year period and below the return of the Morningstar peer group median and the benchmark index for the three and five year periods. The Board considered LIAC’s view that underperformance as compared to the benchmark index was primarily attributable to tracking error attributable to fees. The Board concluded that the services provided by SSGA were satisfactory.

The Board reviewed the LVIP SSGA International Index Fund’s total return and standard deviation compared to the total return and standard deviation of a peer group of funds included in the Morningstar Foreign Large Blend funds category and the MSCI EAFE NR USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one, three and five year periods. The Board considered LIAC’s view that underperformance as compared to the benchmark index was primarily attributable to fees and the Fund’s cash position. The Board concluded that the services provided by SSGA were satisfactory.

Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedules and noted that the subadvisory fees for the SSGA Funds were lower than or within range of the fees charged by SSGA to other sub-advised funds and clients with similar investment objectives as the Funds. The Board considered that LIAC compensates SSGA from its fees and that the subadvisory fee schedule for each SSGA Fund was negotiated between LIAC and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees for each SSGA Fund were reasonable.

Profitability and Fallout Benefits. The Board considered information regarding SSGA’s estimated profitability from providing subadvisory services to the Funds, and noted that the subadvisory fees were negotiated between LIAC and SSGA, an unaffiliated party, and that LIAC compensates SSGA from its fees. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Funds in the marketplace and its ability to leverage resources.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.

LVIP SSGA International Index Fund–31

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.

The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.

The term Fund Complex includes the 92 series of Lincoln Variable Insurance Products Trust.

Interested Trustee

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	Formerly: Lincoln Advisors Trust

* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of both the Advisor and The Lincoln National Life Insurance Company, the parent company of the Trust’s Adviser.

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	92	Formerly: Lincoln Advisors Trust

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	Formerly: Lincoln Advisors Trust

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	Formerly: Lincoln Advisors Trust

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Formerly: Lincoln Advisors Trust

LVIP SSGA International Index Fund–32

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Charles I. Plosser*** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Public Governor for the Financial Industry Regulatory Authority (FINRA); Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	92	Rochester Gas and Electric Corporation

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Associated Grocers of New England (Director Emeritus); Formerly: Lincoln Trust Advisors

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	Formerly: Lincoln Advisors Trust

Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	92	St. Vincent Health; Formerly: Lincoln Advisors Trust

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	92	Formerly: Lincoln Advisors Trust

Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012	92	Trustee of FundVantage Trust

** Steve A. Cobb, is the son-in-law of Kenneth G. Stella.

*** Charles I. Plosser was appointed Trustee effective January 1, 2018.

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.

Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.

LVIP SSGA International Index Fund–33

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.

Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Vice President, Secretary, and Chief Legal Officer	Since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President and Chief Compliance Officer, Lincoln National Corporation; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Deputy General Counsel, Janney Montgomery Scott LLC.

Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.

Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.

John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

LVIP SSGA International Index Fund–34

LVIP SSGA International Managed Volatility Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2017

LVIP SSGA International Managed Volatility Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSGA International Managed Volatility Fund

2017 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation

Subadvised by: SSGA Funds Management, Inc.

The Fund returned 24.27% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2017, while its benchmark, the MSCI EAFE® NR Index1 returned 25.03%.

Because of expectations related to the pro-growth agenda espoused by newly-elected President Trump and U.S. Republicans, which included tax reform and less regulation, the US equity markets began 2017 positively as a continuation of the momentum experienced after Trump’s election in November 2016. Furthermore, economies outside of the U.S. largely continued accommodative monetary policies and, in many cases, expansionary fiscal policies, that were also supportive to non-U.S. equity markets from the outset of the year. As the year progressed, the International Monetary Fund (“the IMF”) upwardly revised economic growth estimates for many non-U.S. economies, including the European Union, Japan and many emerging market countries, with U.S economic growth being revised upward to a lesser extent. This synchronized global economic growth was the foundation for equity markets generating strong positive returns in 2017,along with non-U.S. equity markets outperforming U.S. equity markets for the first time since 2012 because many of those economies are in the early stages of an earnings recovery cycle. It is also notable that these returns were generated while encountering historically low volatility throughout the year.

As expected, the Federal Reserve continued its path toward normalization of interest rates, with three 25-basis point interest rate increases during 2017 that brought the target Fed Funds rate to 1.25% - 1.50%. Despite these increases to short-term interest rates and a forecast of continued increases in 2018 and beyond, longer term interest rates stayed stubbornly low as the U.S. 10-year Treasury yield ended 2017 seven basis points lower than the end of 2016, and actually spent most of the year even lower. This dynamic, combined with credit spreads steadily tightening throughout 2017, allowed the major fixed income indexes to register positive returns.

For the full year, there was wide dispersion across investment style and size. Growth stocks outperformed value stocks across most asset classes. Additionally, large caps outperformed small caps, with emerging market equities being the notable exception where small caps outperformed large caps. The Information Technology sector was the leading performer, by a wide margin, in the U.S equity markets, with Energy and Telecom being the notable laggards. An interesting dynamic that manifested itself seemed to be that one or two industries seemed to dominate positive returns within each sector. For example, refining led the energy sector by a wide margin, homebuilders and casinos led the consumer sector, etc.

The Fund is an international index fund with a volatility management overlay. We designed the Fund’s equity sleeve to closely track the benchmark, the MSCI EAFE Index, while the volatility management overlay is designed to be the primary driver of relative performance versus the benchmark. The volatility management overlay component of the Fund did not have a meaningful impact on relative performance during 2017. During the past year, global equity markets experienced historically low levels of volatility, which allowed for the Fund’s volatility management overlay to be less impactful to overall Fund results given that volatility management strategies are designed to add value in the bear market portion of market cycles.

Portfolio Managers:
Lincoln Investment Advisors Corporation:	Amritansh Tewary
Alex Zeng

SSGA Funds Management, Inc.:	Timothy Furbush
Lorne Johnson
Michael Martel
Philip Lee
Michael Feehily
John Tucker

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 1/2/14 through 12/31/17

This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA International Managed Volatility Fund shares on 1/2/14 (commencement of operations). As the chart shows, by 12/31/17, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,800 for the Standard Class shares and to $10,696 for the Service Class shares. For comparison, look at how the MSCI EAFE® NR Index did over the same period. The same $10,000 investment would have increased to $11,911.Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/17

Standard Class Shares
One Year	+ 24.27%
Inception (1/2/14)	+ 1.95%

Service Class Shares
One Year	+ 23.95%
Inception (1/2/14)	+ 1.70%

LVIP SSGA International Managed Volatility Fund–1

LVIP SSGA International Managed Volatility Fund

2017 Annual Report Commentary (unaudited) (continued)

1.

The MSCI EAFE® NR Index is a free-float adjusted market capitalization index that is designed to measure equity market performance of developed markets (Europe, Australasia and the Far East), excluding the U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

LVIP SSGA International Managed Volatility Fund–2

LVIP SSGA International Managed Volatility Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2017 to December 31, 2017

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers and reimbursements in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Annualized Expense Ratio	Expenses Paid During Period 7/1/17 to 12/31/17*
Actual
Standard Class Shares	$1,000.00	$1,091.30	0.25%	$1.32
Service Class Shares	1,000.00	1,089.90	0.50%	2.63
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.95	0.25%	$1.28
Service Class Shares	1,000.00	1,022.68	0.50%	2.55

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies (“Underlying Funds”). In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in the table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP SSGA International Managed Volatility Fund–3

LVIP SSGA International Managed Volatility Fund

Security Type/Sector Allocation (unaudited)

As of December 31, 2017

Security Type/Sector	Percentage of Net Assets
Affiliated Investment	95.02%
Investment Company	95.02%
International Equity Fund	95.02%
Unaffiliated Investments	4.65%
Common Stock	0.02%
Money Market Fund	4.63%
Total Value of Securities	99.67%
Receivables and Other Assets Net of Liabilities	0.33%
Total Net Assets	100.00%

LVIP SSGA International Managed Volatility Fund–4

LVIP SSGA International Managed Volatility Fund

Schedule of Investments

December 31, 2017

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT–95.02%
INVESTMENT COMPANY–95.02%
International Equity Fund–95.02%
*Lincoln Variable Insurance Products Trust– LVIP SSGA International Index Fund	41,120,792	$407,342,564

Total Affiliated Investment (Cost $339,920,190)		407,342,564

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENTS–4.65%
Common Stock–0.02%
China Merchants Shekou Industrial Zone Holdings	19,861	$59,622

		59,622

Money Market Fund–4.63%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 1.15%)	19,854,268	19,854,268

		19,854,268

Total Unaffiliated Investments (Cost $19,906,628)		19,913,890

TOTAL VALUE OF SECURITIES–99.67% (Cost $359,826,818)	427,256,454
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.33%	1,416,820

NET ASSETS APPLICABLE TO 42,865,122 SHARES OUTSTANDING–100.00%	$428,673,274

*	Standard Class shares.

The following futures contracts were outstanding at December 31, 2017:1

Futures Contracts

Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation	Value/ Unrealized Depreciation
Currency Contracts:
63	British Pound	$5,338,069	$5,270,139	3/20/18	$ 67,930	$ —
58	Euro	8,754,737	8,569,674	3/20/18	185,063	—
56	Japanese Yen	6,239,800	6,197,618	3/20/18	42,182	—

					295,175	—

Equity Contracts:
203	Euro STOXX 50 Index	8,507,884	8,713,244	3/19/18	—	(205,360)
53	FTSE 100 Index	5,465,596	5,219,694	3/19/18	245,902	—
34	Nikkei 225 Index (OSE)	6,864,877	6,821,037	3/9/18	43,839	—

					289,741	(205,360)

Total Futures Contracts					$584,916	$(205,360)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 8 in “Notes to Financial Statements.”

Summary of Abbreviations:

FTSE–Financial Times Stock Exchange

OSE–Osaka Securities Exchange

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA International Managed Volatility Fund–5

LVIP SSGA International Managed Volatility Fund

Statement of Assets and Liabilities

December 31, 2017

ASSETS:
Affiliated investment, at value	$407,342,564
Unaffiliated investments, at value	19,913,890
Cash	79,337
Cash collateral held at broker for futures contracts	1,385,386
Receivable for fund shares sold	241,172
Variation margin due from broker on futures contracts	100,097
Expense reimbursement receivable from Lincoln Investment Advisors Corporation	25,316
Dividends receivable from investments	15,288

TOTAL ASSETS	429,103,050

LIABILITIES:
Due to manager and affiliates	178,396
Payable for fund shares redeemed	137,439
Payable for securities purchased	76,180
Other accrued expenses payable	31,827
Due to custodian	5,934

TOTAL LIABILITIES	429,776

TOTAL NET ASSETS	$428,673,274

Affiliated investment, at cost	$339,920,190
Unaffiliated investments, at cost	19,906,628

Standard Class:
Net Assets	$21,318,953
Shares Outstanding	2,132,823
Net Asset Value Per Share	$9.996

Service Class:
Net Assets	$407,354,321
Shares Outstanding	40,732,299
Net Asset Value Per Share	$10.001

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2017:
Shares of beneficial interest (unlimited authorization–no par)	$364,858,515
Undistributed net investment income	442,166
Accumulated net realized loss on investments	(4,436,563)
Net unrealized appreciation of investments, foreign currencies and derivatives	67,809,156

TOTAL NET ASSETS	$428,673,274

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA International Managed Volatility Fund–6

LVIP SSGA International Managed Volatility Fund Statement of Operations

Year Ended December 31, 2017

INVESTMENT INCOME:
Dividends from affiliated investment	$10,127,343
Dividends from unaffiliated investments	165,279

10,292,622

EXPENSES:
Management fees	3,093,460
Distribution fees-Service Class	968,103
Shareholder servicing fees	80,787
Accounting and administration expenses	57,157
Professional fees.	49,578
Reports and statements to shareholders	44,237
Trustees’ fees and expenses	11,130
Consulting fees	5,067
Custodian fees	3,479
Pricing fees	119
Other	2,862

4,315,979
Less:
Management fees waived	(2,157,281)
Expenses reimbursed	(172,070)
Expenses paid indirectly	(939)

Total operating expenses	1,985,689

NET INVESTMENT INCOME	8,306,933

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Sale of affiliated investment	(948,765)
Foreign currencies	209,142
Futures contracts	4,778,539

Net realized gain	4,038,916

Net change in unrealized appreciation (depreciation) of:
Affiliated investment.	74,085,935
Unaffiliated investments	12,781
Foreign currencies	353
Futures contracts	336,609

Net change in unrealized appreciation (depreciation)	74,435,678

NET REALIZED AND UNREALIZED GAIN	78,474,594

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$86,781,527

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA International Managed Volatility Fund Statements of Changes in Net Assets

	Year Ended
	12/31/17	12/31/16
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$8,306,933	$2,896,929
Net realized gain (loss)	4,038,916	(6,426,192)
Net change in unrealized appreciation (depreciation)	74,435,678	(344,991)

Net increase (decrease) in net assets resulting from operations	86,781,527	(3,874,254)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(447,819)	(175,166)
Service Class	(7,657,408)	(2,656,159)

	(8,105,227)	(2,831,325)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	2,004,350	311,803
Service Class	30,637,302	60,950,021
Net assets from merger*:
Standard Class	—	17,389,443
Service Class	—	237,476,930
Reinvestment of dividends and distributions:
Standard Class	447,819	175,166
Service Class	7,657,408	2,656,159

	40,746,879	318,959,522

Cost of shares redeemed:
Standard Class	(2,475,709)	(126,636)
Service Class	(65,760,546)	(19,229,452)

	(68,236,255)	(19,356,088)

Increase (Decrease) in net assets derived from capital share transactions	(27,489,376)	299,603,434

NET INCREASE IN NET ASSETS	51,186,924	292,897,855
NET ASSETS:
Beginning of year	377,486,350	84,588,495

End of year	$428,673,274	$377,486,350

Undistributed net investment income	$442,166	$31,318

*See Note 7 in “Notes to Financial Statements.”

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA International Managed Volatility Fund–7

LVIP SSGA International Managed Volatility Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSGA International Managed Volatility Fund Standard Class
	12/31/17	Year Ended 12/31/16[1]	12/31/15	1/2/14[2] to 12/31/14
Net asset value, beginning of period	$ 8.217	$ 8.611	$9.123	$10.000

Income (loss) from investment operations:
Net investment income[3]	0.213	0.218	0.328	0.334
Net realized and unrealized gain (loss)	1.781	(0.529)	(0.645)	(0.989)

Total from investment operations	1.994	(0.311)	(0.317)	(0.655)

Less dividends and distributions from:
Net investment income	(0.215)	(0.083)	(0.194)	(0.222)
Return of capital	—	—	(0.001)	—

Total dividends and distributions	(0.215)	(0.083)	(0.195)	(0.222)

Net asset value, end of period	$ 9.996	$ 8.217	$8.611	$ 9.123

Total return[4]	24.27%	(3.60% )	(3.50% )	(6.57% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$21,319	$17,549	$ 9	$ 9
Ratio of expenses to average net assets[5]	0.25%	0.25%	0.25%	0.25%
Ratio of expenses to average net assets prior to expenses waived/ reimbursed[5] .	0.82%	0.84%	0.92%	1.26%
Ratio of net investment income to average net assets	2.28%	2.64%	3.52%	3.27%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.71%	2.05%	2.85%	2.26%
Portfolio turnover	8%	10%	7%	46%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.

[2]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[3]	The average shares outstanding method has been applied for per share information.

[4]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA International Managed Volatility Fund–8

LVIP SSGA International Managed Volatility Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSGA International Managed Volatility Fund Service Class
	12/31/17	Year Ended 12/31/16[1]	12/31/15	1/2/14[2] to 12/31/14
Net asset value, beginning of period	$ 8.223	$ 8.613	$ 9.125	$10.000

Income (loss) from investment operations:
Net investment income[3]	0.189	0.197	0.301	0.302
Net realized and unrealized gain (loss)	1.781	(0.526)	(0.641)	(0.981)

Total from investment operations	1.970	(0.329)	(0.340)	(0.679)

Less dividends and distributions from:
Net investment income	(0.192)	(0.061)	(0.171)	(0.196)
Return of capital	—	—	(0.001)	—

Total dividends and distributions	(0.192)	(0.061)	(0.172)	(0.196)

Net asset value, end of period	$ 10.001	$ 8.223	$ 8.613	$ 9.125

Total return[4]	23.95%	(3.81% )	(3.76% )	(6.80% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$407,354	$359,937	$84,579	$16,584
Ratio of expenses to average net assets[5]	0.50%	0.50%	0.50%	0.50%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	1.07%	1.09%	1.17%	1.51%
Ratio of net investment income to average net assets	2.03%	2.39%	3.27%	3.02%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.46%	1.80%	2.60%	2.01%
Portfolio turnover	8%	10%	7%	46%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.

[2]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[3]	The average shares outstanding method has been applied for per share information.

[4]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA International Managed Volatility Fund–9

LVIP SSGA International Managed Volatility Fund

Notes to Financial Statements

December 31, 2017

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 92 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSGA International Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund operates under a fund of funds structure and invests substantially all of its assets in open-end investment companies, primarily the LVIP SSGA International Index Fund (collectively, the “Underlying Funds”). The Fund is advised by Lincoln Investment Advisors Corporation (“LIAC”). The LVIP SSGA International Index Fund, which is subadvised by an unaffiliated sub-adviser, invests primarily in the securities of companies located in developed countries outside of the United States. In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments, and employs an actively overall portfolio volatility. Financial statements for the Underlying Funds can be found at www.sec.gov.

The Fund’s investment objective is to seek capital appreciation.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation– The Fund values Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. Securities of open-end Underlying Funds are valued under the valuation policy of the Underlying Funds. For information regarding the determination of each Underlying Fund’s NAV, see the Underlying Fund’s prospectus and statement of additional information. Investments in government money market funds have a stable NAV. Futures contracts are valued at the daily quoted settlement prices.

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended December 31, 2017 and for all open tax years (years ended December 31, 2014–December 31, 2016), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2017, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date. The

LVIP SSGA International Managed Volatility Fund–10

LVIP SSGA International Managed Volatility Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this arrangement is included in “Custodian fees” on the Statement of Operations with the corresponding expense offset shown as “Expenses paid indirectly.”

2. Management Fees and Other Transactions With Affiliates

LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.76% of the average daily net assets of the Fund. The fee is calculated daily and paid monthly. The fee is in addition to the management fee indirectly paid to the investment adviser of the Underlying Fund (including LIAC). LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.53% of the average daily net assets of the Fund. This agreement will continue at least through April 30, 2018, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.

LIAC has contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.25% of the average daily net assets for the Standard Class and 0.50% for the Service Class. The agreement will continue at least through April 30, 2018, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

SSGA Funds Management, Inc. (the “Sub-Adviser”) is responsible for managing the Fund’s volatility management overlay. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2017, fees for the administrative and legal services were as follows:

Administrative	$22,936
Legal	3,979

Lincoln Life also provides certain contract holder and additional corporate services to the Fund. Effective May 1, 2017, the Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund’s average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $35,623 for the year ended December 31, 2017.

The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation, or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.

In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.

At December 31, 2017, the Fund had receivables due from and liabilities payable to affiliates as follows:

Expense reimbursement receivable from LIAC	$25,316
Management fees payable to LIAC	82,624
Distribution fees payable to LFD	85,354
Shareholder servicing fees payable to Lincoln Life	10,418

LVIP SSGA International Managed Volatility Fund–11

LVIP SSGA International Managed Volatility Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers’ outstanding securities (non-LVIP Funds). Affiliated investments of the Fund and corresponding investment activity for the year ended December 31, 2017, were as follows:

	Value 12/31/16	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/17	Dividends	Capital Gain Distributions
LVIP SSGA International Index Fund	$351,095,718	$30,765,701	$47,656,025	$(948,765)	$74,085,935	$407,342,564	$10,127,343	$—

3. Investments

For the year ended December 31, 2017, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$30,765,701
Sales	47,656,025

At December 31, 2017, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:

Cost of investments and derivatives	$363,130,179

Aggregate unrealized appreciation of investments and derivatives	$67,473,475
Aggregate unrealized depreciation of investments and derivatives	(2,967,644)

Net unrealized appreciation of investments and derivatives	$64,505,831

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

LVIP SSGA International Managed Volatility Fund–12

LVIP SSGA International Managed Volatility Fund

Notes to Financial Statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2017:

	Level 1	Level 2	Total
Investments:
Assets:
Affiliated Investment Company	$407,342,564	$—	$407,342,564
Unaffiliated Investments
Common Stock	—	59,622	59,622
Money Market Fund	19,854,268	—	19,854,268

Total Investments	$427,196,832	$59,622	$427,256,454

Derivatives:
Assets:
Futures Contracts	$584,916	$—	$584,916

Liabilities:
Futures Contracts	$(205,360)	$—	$(205,360)

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2017, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities and net gains on foreign currency transactions are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2017 and 2016 was as follows:

	Year Ended
	12/31/17	12/31/16
Ordinary income	$8,105,227	$2,831,325

5. Components of Net Assets on a Tax Basis

As of December 31, 2017, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$364,858,515
Undistributed ordinary income	442,166
Capital loss carryforwards	(1,133,238)
Net unrealized appreciation	64,505,831

Net assets	$428,673,274

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales and mark-to-market of futures contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2017, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$209,142	$(209,142)

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss, whereas before the Act, capital losses carried forward were treated as short-term.

In 2017, the Fund utilized $4,930,678 of capital loss carryforward.

LVIP SSGA International Managed Volatility Fund–13

LVIP SSGA International Managed Volatility Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

As of December 31, 2017, the Fund had the following capital loss carryforwards for federal income tax purposes:

Post-Enactment Losses (No Expiration)

Short-Term	Long-Term	Total
$120,510	$1,012,728	$1,133,238

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/17	12/31/16
Shares sold:
Standard Class	221,827	41,418
Service Class	3,319,472	7,396,553
Shares from merger:
Standard Class	—	2,087,318
Service Class	—	28,555,960
Shares reinvested:
Standard Class	44,817	21,388
Service Class	765,889	324,080

	4,352,005	38,426,717

Shares redeemed:
Standard Class	(269,574)	(15,418)
Service Class	(7,127,002)	(2,322,948)

	(7,396,576)	(2,338,366)

Net increase (decrease)	(3,044,571)	36,088,351

7. Fund Merger

As of the close of business on December 9, 2016, the Fund acquired all of the assets and liabilities of the LVIP BlackRock Emerging Markets Managed Volatility Fund (“Acquired Fund”), an open-end investment company, in exchange for the shares of the LVIP SSGA International Managed Volatility Fund (“Acquiring Fund”) pursuant to a Plan and Agreement of Reorganization (“Reorganization”). For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value. The shareholders of the Acquired Fund received shares of the respective class of the Acquiring Fund equal to the aggregate net asset value of their shares in the Acquired Fund by a taxable exchange prior to the Reorganization, as shown in the following table:

	Acquired Fund Shares Outstanding	Shares Converted to Acquiring Fund	Acquired Fund Net Assets	Conversion Ratio
Standard Class	2,176,145	2,087,318	$17,389,443	0.959
Service Class	29,703,125	28,555,960	237,476,930	0.961

The net assets of the Acquiring Fund before the acquisition were $122,993,064. The net assets of the Acquiring Fund immediately following the acquisition were $377,859,437.

If the acquisition had been completed on January 1, 2016, the beginning of the Acquiring Fund’s reporting period, the Acquiring Fund’s pro forma results of operations for the year ended December 31, 2016, would have been as follows (unaudited):

Net investment income	$12,406,473	(a)
Net realized loss	(16,886,804)	(b)
Net change in unrealized appreciation (depreciation)	18,506,408	(c)

Net increase in net assets resulting from operations	$14,026,077

(a)$2,896,929, as reported in the Statement of Operations, plus $9,509,544 Net investment income from LVIP BlackRock Emerging Markets Managed Volatility Fund pre-merger.

(b)$(6,426,192), as reported in the Statement of Operations, plus $(10,460,612) Net realized loss from LVIP BlackRock Emerging Markets Managed Volatility Fund pre-merger.

LVIP SSGA International Managed Volatility Fund–14

LVIP SSGA International Managed Volatility Fund

Notes to Financial Statements (continued)

7. Fund Merger (continued)

(c)$(344,991), as reported in the Statement of Operations, plus $18,851,399 Net change in unrealized appreciation (depreciation) from LVIP BlackRock Emerging Markets Managed Volatility Fund pre-merger.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practical to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Fund’s Statement of Operations since December 12, 2016.

8. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts–The Fund may use futures in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund’s investments, to facilitate investments in portfolio securities; and to reduce cost. In addition, the Fund may take long or short positions in futures to seek to control overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

During the year ended December 31, 2017, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool and to hedge currency risks associated with the Fund’s investments.

Fair values of derivative instruments as of December 31, 2017 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Currency contracts)*	Variation margin due from broker on futures contracts	$295,175	Variation margin due from broker on futures contracts	$—
Futures contracts (Equity contracts)*	Variation margin due from broker on futures contracts	289,741	Variation margin due from broker on futures contracts	(205,360)

Total		$584,916		$(205,360)

*Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2017. Only current day variation margin is reported on the “Statement of Assets and Liabilities.”

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2017 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$1,119,879	$701,440
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	3,658,660	(364,831)

Total		$4,778,539	$336,609

LVIP SSGA International Managed Volatility Fund–15

LVIP SSGA International Managed Volatility Fund

Notes to Financial Statements (continued)

8. Derivatives (continued)

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2017.

	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$49,136,907	$—

9. Market Risk

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

10. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

11. Recent Regulatory Reporting Updates

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amended Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. As of August 1, 2017, management has implemented amendments to Regulation S-X, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.

12. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP SSGA International Managed Volatility Fund–16

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of LVIP SSGA International Managed Volatility Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of LVIP SSGA International Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the period from January 2, 2014 (commencement of operations) through December 31, 2014, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended and the period from January 2, 2014 (commencement of operations) through December 31, 2014, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.

Philadelphia, Pennsylvania

February 22, 2018

LVIP SSGA International Managed Volatility Fund–17

LVIP SSGA International Managed Volatility Fund

Other Fund Information (unaudited)

Tax Information

For the year ended December 31, 2017, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 22-23 and September 11-12, 2017, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with State Street Global Advisors (“SSGA”) (collectively, with the investment management agreement, the “Advisory Agreements” and each individually an “Advisory Agreement”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data, and SSGA prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and SSGA provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and SSGA provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed. The Board determined that, given the totality of the information provided with respect to the Advisory Agreements, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding the structure of portfolio manager compensation, brokerage practices, risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement.

The Board considered that the Funds are managed with an actively-managed risk-management overlay using up to 20% of a Fund’s net assets (the “Risk-Management Sleeve”) and that at least 80% of each Fund’s net assets are invested in an underlying fund or funds (the “Equity Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and reduce the impact on the Funds’ portfolio of significant market downturns during periods of high volatility. The Board considered that the Funds’ investments in exchange-traded futures and their resulting costs limit the upside participation of the Funds in strong, increasing markets relative to unhedged funds. The Board also considered that SSGA had been appointed sub-adviser to the Risk-Management Sleeve of the Funds effective May 1, 2016. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information (including total return and standard deviation) provided by Morningstar for the standard class of each Fund compared to the return of a benchmark index for the one, three and five year periods, as applicable, ended March 31, 2017. The Board noted LIAC’s view that the performance peer group of mutual funds provided by Morningstar provided little comparative value as the performance peer group did not generally include an actively managed volatility management overlay. The Board also considered

LVIP SSGA International Managed Volatility Fund–18

LVIP SSGA International Managed Volatility Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

an in-person presentation by representatives of Oliver Wyman, an independent management consulting firm, that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of risk control funds from 11 variable annuity sponsors.

The Board considered that LIAC had delegated day-to-day portfolio management of the Risk-Management Sleeve to SSGA and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model. The Board also considered an in-person presentation by representatives of SSGA regarding the performance of the Managed Volatility Funds sub-advised by SSGA as well as presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve. The Board also considered that in February, 2016, the managed volatility model was adjusted with the intention that the risk overlay would reduce the negative contribution to returns in certain markets while maintaining market downturn protection. The Board noted LIAC’s view that it expects the negative impact of the volatility management overlay to dampen over a full market cycle. The Board concluded that LIAC had appropriately reviewed and monitored SSGA’s performance.

The Board reviewed the Fund’s total return and standard deviation compared to the total return and standard deviation of the MSCI EAFE NET Risk Control 10% Total Return USD Index. The Board noted that the Fund’s total return was below the return of the benchmark index for the one and three year periods. The Board considered LIAC’s statement that the underlying fund is designed to passively track the MSCI EAFE index and has performed within expectations. The Board concluded that the services provided by LIAC were satisfactory.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar expense peer group and category median. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2018. The Board noted that the investment management fee was lower than the median of the Morningstar expense peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an expense limitation through April 30, 2018 and an advisory fee waiver and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA on behalf of the each of the Funds, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board reviewed the services provided by SSGA, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of SSGA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.

Performance. The Board considered that SSGA’s responsibility was to implement trading based on the managed volatility model and that traditional measures of performance would not be relevant in assessing SSGA’s implementation of the model. The Board also considered that in February, 2016, the managed volatility model was adjusted with the intention that the risk overlay would reduce the negative contribution to returns in certain markets while maintaining market downturn protection. The Board noted LIAC’s view that it expects the negative impact of the volatility management overlay to dampen over a full market cycle. The Board also considered various in-person presentations related to the performance of the Risk-Management Sleeve by representatives of SSGA and Oliver Wyman. The Board concluded that the services provided by SSGA were satisfactory.

Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule, noted that SSGA stated that it did not provide similar managed volatility subadvisory services to other investment companies. The Board considered that LIAC compensates SSGA from its fees and that the subadvisory fee schedule was negotiated between LIAC and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.

LVIP SSGA International Managed Volatility Fund–19

LVIP SSGA International Managed Volatility Fund

Other Fund Information (unaudited) (continued)

Approval of Subadvisory Agreement (continued)

Profitability and Fallout Benefits. The Board noted that the subadvisory fee schedule was negotiated between LIAC and SSGA, an unaffiliated third party, and that LIAC compensates SSGA from its fees. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Fund in the marketplace and its ability to leverage resources.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.

LVIP SSGA International Managed Volatility Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.

The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.

The term Fund Complex includes the 92 series of Lincoln Variable Insurance Products Trust.

Interested Trustee

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	Formerly: Lincoln Advisors Trust

* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of both the Advisor and The Lincoln National Life Insurance Company, the parent company of the Trust’s Adviser.

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	92	Formerly: Lincoln Advisors Trust

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	Formerly: Lincoln Advisors Trust

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	Formerly: Lincoln Advisors Trust

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Formerly: Lincoln Advisors Trust

LVIP SSGA International Managed Volatility Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Charles I. Plosser*** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Public Governor for the Financial Industry Regulatory Authority (FINRA); Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	92	Rochester Gas and Electric Corporation

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Associated Grocers of New England (Director Emeritus); Formerly: Lincoln Trust Advisors

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	Formerly: Lincoln Advisors Trust

Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	92	St. Vincent Health; Formerly: Lincoln Advisors Trust

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	92	Formerly: Lincoln Advisors Trust

Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012	92	Trustee of FundVantage Trust

** Steve A. Cobb, is the son-in-law of Kenneth G. Stella.

*** Charles I. Plosser was appointed Trustee effective January 1, 2018.

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.

Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.

LVIP SSGA International Managed Volatility Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.

Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Vice President, Secretary, and Chief Legal Officer	Since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President and Chief Compliance Officer, Lincoln National Corporation; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Deputy General Counsel, Janney Montgomery Scott LLC.

Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.

Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.

John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

LVIP SSGA International Managed Volatility Fund–23

LVIP SSGA Large Cap Managed Volatility Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2017

LVIP SSGA Large Cap Managed Volatility Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSGA Large Cap Managed Volatility Fund

2017 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation

Subadvised by: SSGA Funds Management, Inc.

The Fund returned 21.09% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2017, while its benchmark, the S&P 500® Index1, returned 21.83%.

Because of expectations related to the pro-growth agenda espoused by newly-elected President Trump and U.S. Republicans, which included tax reform and less regulation, the US equity markets began 2017 positively as a continuation of the momentum experienced after Trump’s election in November 2016. Furthermore, economies outside of the U.S. largely continued accommodative monetary policies and, in many cases, expansionary fiscal policies, that were also supportive to non-U.S. equity markets from the outset of the year. As the year progressed, the International Monetary Fund (“the IMF”) upwardly revised economic growth estimates for many non-U.S. economies, including the European Union, Japan and many emerging market countries, with U.S economic growth being revised upward to a lesser extent. This synchronized global economic growth was the foundation for equity markets generating strong positive returns in 2017, along with non-U.S. equity markets outperforming U.S. equity markets for the first time since 2012 because many of those economies are in the early stages of an earnings recovery cycle. It is also notable that these returns were generated while encountering historically low volatility throughout the year.

As expected, the Federal Reserve continued its path toward normalization of interest rates, with three 25-basis point interest rate increases during 2017 that brought the target Fed Funds rate to 1.25% - 1.50%. Despite these increases to short-term interest rates and a forecast of continued increases in 2018 and beyond, longer term interest rates stayed stubbornly low as the U.S. 10-year Treasury yield ended 2017 seven basis points lower than the end of 2016, and actually spent most of the year even lower. This dynamic, combined with credit spreads steadily tightening throughout 2017, allowed the major fixed income indexes to register positive returns.

For the full year, there was wide dispersion across investment style and size. Growth stocks outperformed value stocks across most asset classes. Additionally, large caps outperformed small caps, with emerging market equities being the notable exception where small caps outperformed large caps. The Information Technology sector was the leading performer, by a wide margin, in the U.S equity markets, with Energy and Telecom being the notable laggards. An interesting dynamic that manifested itself seemed to be that one or two industries seemed to dominate positive returns within each sector. For example, refining led the energy sector by a wide margin, homebuilders and casinos led the consumer sector, etc.

The Fund is a domestic large cap equity index fund with a volatility management overlay. We designed the Fund’s equity sleeve to closely track the benchmark, the S&P 500® Index, while the volatility management overlay is designed to be the primary driver of relative performance versus the benchmark. The volatility management overlay component of the Fund did not have a meaningful impact on relative performance during 2017. During the past year, global equity markets experienced historically low levels of volatility, which allowed for the Fund’s volatility management overlay to be less impactful to overall Fund results. Given that volatility management strategies are designed to add value in the bear market portion of market cycles, the Fund is currently performing as expected.

Portfolio Managers:

Lincoln Investment Advisors Corporation:	Amritansh Tewary Alex Zeng

SSGA Funds Management, Inc.:	Michael Feehily John Tucker Timothy Furbush Lorne Johnson Michael Martel Philip Lee

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 5/1/13 through 12/31/17

This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Large Cap Managed Volatility Fund shares on 5/1/13 (commencement of operations). As the chart shows, by 12/31/17, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $15,009 for the Standard Class shares and to $14,836 for the Service Class shares. For comparison, look at how the S&P 500® Index did over the same period. The same $10,000 investment would have increased to $18,462. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP SSGA Large Cap Managed Volatility Fund–1

LVIP SSGA Large Cap Managed Volatility Fund

2017 Annual Report Commentary (unaudited) (continued)

Average annual total returns on investment	Ended 12/31/17

Standard Class Shares
One Year	+ 21.09%
Inception (5/1/13)	+ 9.08%

Service Class Shares
One Year	+ 20.79%
Inception (5/1/13)	+ 8.81%

1.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.

LVIP SSGA Large Cap Managed Volatility Fund–2

LVIP SSGA Large Cap Managed Volatility Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2017 to December 31, 2017

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers and reimbursements in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Annualized Expense Ratio	Expenses Paid During Period 7/1/17 to 12/31/17*
Actual
Standard Class Shares	$1,000.00	$1,111.10	0.25%	$1.33
Service Class Shares	1,000.00	1,109.70	0.50%	2.66
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.95	0.25%	$1.28
Service Class Shares	1,000.00	1,022.68	0.50%	2.55

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund operates under a fund of funds structure. The Fund invests Substantially all of its assets in other investment companies (“Underlying Funds”). In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in the table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP SSGA Large Cap Managed Volatility Fund–3

LVIP SSGA Large Cap Managed Volatility Fund

Security Type/Sector Allocation (unaudited)

As of December 31, 2017

Security Type/Sector	Percentage of Net Assets
Affiliated Investment	95.02%
Investment Company	95.02%
Equity Fund	95.02%
Unaffiliated Investment	4.90%
Investment Company	4.90%
Money Market Fund	4.90%
Total Value of Securities	99.92%
Receivables and Other Assets Net of Liabilities	0.08%
Total Net Assets	100.00%

LVIP SSGA Large Cap Managed Volatility Fund–4

LVIP SSGA Large Cap Managed Volatility Fund

Schedule of Investments

December 31, 2017

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT–95.02%
INVESTMENT COMPANY–95.02%
Equity Fund–95.02%
*Lincoln Variable Insurance Products Trust–LVIP SSGA S&P 500 Index Fund	20,891,838	$384,096,435

Total Affiliated Investment (Cost $308,827,180)		384,096,435

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENT–4.90%
INVESTMENT COMPANY–4.90%
Money Market Fund–4.90%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 1.15%)	19,811,549	$19,811,549

Total Unaffiliated Investment (Cost $19,811,549)		19,811,549

TOTAL VALUE OF SECURITIES–99.92% (Cost $328,638,729)	403,907,984
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.08%	312,103

NET ASSETS APPLICABLE TO 29,308,326 SHARES OUTSTANDING–100.00%	$404,220,087

*	Standard Class shares.

The following futures contracts were outstanding at December 31, 2017:1

Futures Contracts

Contracts to Buy (Sell)	Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation
Equity Contracts:
137 E-mini S&P 500 Index	$18,330,600	$18,099,038	3/19/18	$231,562

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amount presented above represents the Fund’s total exposure in such contracts, where as only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1 See Note 7 in “Notes to Financial Statements.”

S&P–Standard & Poor’s

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Large Cap Managed Volatility Fund–5

LVIP SSGA Large Cap Managed Volatility Fund

Statement of Assets and Liabilities

December 31, 2017

ASSETS:
Affiliated investment, at value	$384,096,435
Unaffiliated investment, at value	19,811,549
Cash collateral held at broker for futures contracts	616,500
Receivable for fund shares sold	206,639
Expense reimbursement receivable from Lincoln Investment Advisors Corporation	15,526
Dividends receivable from investment	15,055

TOTAL ASSETS	404,761,704

LIABILITIES:
Payable for investment purchased	196,457
Due to manager and affiliates	172,101
Payable for fund shares redeemed	82,047
Variation margin due to broker on futures contracts	66,445
Other accrued expenses payable	24,567

TOTAL LIABILITIES	541,617

TOTAL NET ASSETS	$404,220,087

Affiliated investment, at cost	$308,827,180
Unaffiliated investment, at cost	19,811,549

Standard Class:
Net Assets	$53,002
Shares Outstanding	3,842
Net Asset Value Per Share	$13.798	*

Service Class:
Net Assets	$404,167,085
Shares Outstanding	29,304,484
Net Asset Value Per Share	$13.792

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2017:
Shares of beneficial interest (unlimited authorization–no par)	$336,857,243
Undistributed net investment income	1,771
Accumulated net realized loss on investments	(8,139,744)
Net unrealized appreciation of investments and derivatives	75,500,817

TOTAL NET ASSETS	$404,220,087

* Net Asset Value Per Share does not recalculate exactly, due to rounding.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Large Cap Managed Volatility Fund–6

LVIP SSGA Large Cap Managed Volatility Fund

Statement of Operations

Year Ended December 31, 2017

INVESTMENT INCOME:
Dividends from affiliated investment	$6,694,111
Dividends from unaffiliated investment	154,617

6,848,728

EXPENSES:
Management fees	2,392,603
Distribution fees-Service Class	854,379
Shareholder servicing fees	69,443
Accounting and administration expenses	52,406
Reports and statements to shareholders	32,269
Professional fees	29,490
Trustees’ fees and expenses	9,243
Consulting fees	4,897
Custodian fees	4,669
Pricing fees	58
Other	1,549

3,451,006
Less:
Management fees waived	(1,606,462)
Expenses reimbursed	(134,501)
Expenses paid indirectly	(180)

Total operating expenses	1,709,863

NET INVESTMENT INCOME	5,138,865

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain from:
Distributions from affiliated investment	3,564,392
Sale of affiliated investment	10,241
Futures contracts	3,310,881

Net realized gain	6,885,514

Net change in unrealized appreciation (depreciation) of:
Affiliated investment	52,368,665
Futures contracts	291,003

Net change in unrealized appreciation (depreciation)	52,659,668

NET REALIZED AND UNREALIZED GAIN	59,545,182

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$64,684,047

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Large Cap Managed Volatility Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/17	12/31/16
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$5,138,865	$3,991,870
Net realized gain (loss)	6,885,514	(2,937,888)
Net change in unrealized appreciation (depreciation)	52,659,668	18,932,693

Net increase in net assets resulting from operations	64,684,047	19,986,675

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(871)	(772)
Service Class	(5,731,962)	(4,207,244)

	(5,732,833)	(4,208,016)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	—	21
Service Class	90,523,952	105,789,641
Reinvestment of dividends and distributions:
Standard Class	871	772
Service Class	5,731,962	4,207,244

	96,256,785	109,997,678

Cost of shares redeemed:
Standard Class	(1,883)	(309)
Service Class	(38,808,668)	(25,124,069)

	(38,810,551)	(25,124,378)

Increase in net assets derived from capital share transactions	57,446,234	84,873,300

NET INCREASE IN NET ASSETS	116,397,448	100,651,959
NET ASSETS:
Beginning of year	287,822,639	187,170,680

End of year	$404,220,087	$287,822,639

Undistributed net investment income	$1,771	$43,127

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Large Cap Managed Volatility Fund–7

LVIP SSGA Large Cap Managed Volatility Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSGA Large Cap Managed Volatility Fund Standard Class
					5/1/13[2]
			Year Ended		to
	12/31/17	12/31/16[1]	12/31/15	12/31/14	12/31/13

Net asset value, beginning of period	$11.584	$10.890	$11.676	$11.194	$10.000

Income (loss) from investment operations:
Net investment income[3]	0.223	0.217	0.221	0.287	0.310
Net realized and unrealized gain (loss)	2.221	0.677	(0.822)	0.442	1.032

Total from investment operations	2.444	0.894	(0.601)	0.729	1.342

Less dividends and distributions from:
Net investment income	(0.230)	(0.200)	(0.185)	(0.247)	(0.148)
Return of capital	—	—	—	—	— [4]

Total dividends and distributions	(0.230)	(0.200)	(0.185)	(0.247)	(0.148)

Net asset value, end of period	$13.798	$11.584	$10.890	$11.676	$11.194

Total return[5]	21.09%	8.20%	(5.16% )	6.49%	13.43%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$53	$46	$43	$13	$115
Ratio of expenses to average net assets[6]	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of expenses to average net assets prior to expenses waived/ reimbursed[6]	0.76%	0.77%	0.79%	0.83%	1.41%
Ratio of net investment income to average net assets	1.75%	1.95%	1.96%	2.54%	4.37%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.24%	1.43%	1.42%	1.96%	3.21%
Portfolio turnover	5%	6%	12%	8%	8%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to -day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.

[2]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[3]	The average shares outstanding method has been applied for per share information.

[4]	Return of capital distributions of $2 were made by the Fund’s Standard Class, which calculated to de minimis amounts of $0.000 per share.

[5]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[6]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Large Cap Managed Volatility Fund–8

LVIP SSGA Large Cap Managed Volatility Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSGA Large Cap Managed Volatility Fund Service Class
					5/1/13[2]
			Year Ended		to
	12/31/17	12/31/16[1]	12/31/15	12/31/14	12/31/13

Net asset value, beginning of period	$11.582	$10.890	$11.675	$11.193	$10.000

Income (loss) from investment operations:
Net investment income[3]	0.192	0.189	0.195	0.265	0.298
Net realized and unrealized gain (loss)	2.217	0.675	(0.824)	0.435	1.025

Total from investment operations	2.409	0.864	(0.629)	0.700	1.323

Less dividends and distributions from:
Net investment income	(0.199)	(0.172)	(0.156)	(0.218)	(0.130)
Return of capital	—	—	—	—	— [4]

Total dividends and distributions	(0.199)	(0.172)	(0.156)	(0.218)	(0.130)

Net asset value, end of period	$13.792	$11.582	$10.890	$11.675	$11.193

Total return[5]	20.79%	7.93%	(5.39% )	6.23%	13.23%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$404,167	$287,777	$187,128	$106,260	$27,652
Ratio of expenses to average net assets[6]	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of expenses to average net assets prior to expenses waived/ reimbursed[6]	1.01%	1.02%	1.04%	1.08%	1.66%
Ratio of net investment income to average net assets	1.50%	1.70%	1.71%	2.29%	4.13%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.99%	1.18%	1.17%	1.71%	2.97%
Portfolio turnover	5%	6%	12%	8%	8%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to -day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.

[2]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[3]	The average shares outstanding method has been applied for per share information.

[4]	Return of capital distributions of $514 were made by the Fund’s Service Class, which calculated to de minimis amounts of $0.000 per share.

[5]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[6]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Large Cap Managed Volatility Fund–9

LVIP SSGA Large Cap Managed Volatility Fund

Notes to Financial Statements

December 31, 2017

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 92 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSGA Large Cap Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund operates under a fund of funds structure and invests substantially all of its assets in other open-end investment companies, primarily the LVIP SSGA S&P 500 Index Fund (collectively, “the Underlying Funds”). The Fund is advised by Lincoln Investment Advisors Corporation (“LIAC”). The LVIP SSGA S&P 500 Index Fund, which is sub-advised by an unaffiliated adviser, invests primarily in stocks that make up the S&P 500 Index and money market instruments. In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments, and employs an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility. Financial statements for the Underlying Funds can be found at www.sec.gov.

The Fund’s investment objective is to seek capital appreciation.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–The Fund values Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information. Investments in government money market funds have a stable NAV. Futures contracts are valued at the daily quoted settlement prices.

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended December 31, 2017 and for all open tax years (years ended December 31, 2014-December 31, 2016), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2017, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this arrangement is included in “Custodian fees” on the Statement of Operations with the corresponding expense offset shown as “Expenses paid indirectly”.

LVIP SSGA Large Cap Managed Volatility Fund–10

LVIP SSGA Large Cap Managed Volatility Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates

LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.70% of the average daily net assets of the Fund. The fee is calculated daily and paid monthly. The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC). LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.47% of the Fund’s average daily net assets. This agreement will continue through at least April 30, 2018, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.

LIAC has contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.25% of the average daily net assets for the Standard Class and 0.50% for the Service Class. The agreement will continue through at least April 30, 2018, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

SSGA Funds Management, Inc. (the “Sub-Adviser”) is responsible for managing the Fund’s volatility management overlay. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2017, costs for these administrative and legal services were as follows:

Administrative	$18,930
Legal	3,265

Lincoln Life also provides certain contract holder and additional corporate services to the Fund. Effective May 1, 2017, the Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund’s average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $24,530 for the year ended December 31, 2017.

The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.

In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.

At December 31, 2017, the Fund had receivables due from and liabilities payable to affiliates as follows:

Expense reimbursement receivable from LIAC	$15,526
Management fees payable to LIAC	77,772
Distribution fees payable to LFD	84,523
Shareholder servicing fees payable to Lincoln Life	9,806

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

LVIP SSGA Large Cap Managed Volatility Fund–11

LVIP SSGA Large Cap Managed Volatility Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers’ outstanding securities (non-LVIP Funds). Affiliated investments of the Fund and the corresponding investment activity for the year ended December 31, 2017, were as follows:

	Value 12/31/16	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/17	Dividends	Capital Gain Distributions

LVIP SSGA S&P 500 Index Fund	$267,791,225	$79,772,878	$15,846,574	$10,241	$52,368,665	$384,096,435	$6,694,111	$3,564,392

3. Investments

For the year ended December 31, 2017, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$79,772,878
Sales	15,846,574

At December 31, 2017, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:

Cost of investments and derivatives	$339,832,131

Aggregate unrealized appreciation of investments and derivatives	$64,307,415
Aggregate unrealized depreciation of investments and derivatives	—

Net unrealized appreciation of investments and derivatives	$64,307,415

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

LVIP SSGA Large Cap Managed Volatility Fund–12

LVIP SSGA Large Cap Managed Volatility Fund

Notes to Financial Statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2017:

Level 1
Investments:
Assets:
Affiliated Investment Company	$384,096,435
Unaffiliated Investment Company	19,811,549

Total Investments	$403,907,984

Derivatives:
Assets:
Futures Contracts	$231,562

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2017, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2017 and 2016 was as follow:

	Year Ended
	12/31/17	12/31/16
Ordinary income	$5,732,833	$4,208,016

5. Components of Net Assets on a Tax Basis

As of December 31, 2017, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$336,857,243
Undistributed ordinary income	1,771
Undistributed long-term capital gains	3,053,658
Net unrealized appreciation	64,307,415

Net assets	$404,220,087

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales, straddle losses and mark-to-market of futures contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of distributions received from the Underlying Funds. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2017, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$552,612	$(552,612)

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss. As of December 31, 2017, the Fund had no capital loss carryforwards.

In 2017, the Fund utilized $3,610,881 of capital loss carryforwards.

LVIP SSGA Large Cap Managed Volatility Fund–13

LVIP SSGA Large Cap Managed Volatility Fund

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/17	12/31/16
Shares sold:
Standard Class	—	2
Service Class	7,084,861	9,549,008
Shares reinvested:
Standard Class	63	66
Service Class	413,704	361,660

	7,498,628	9,910,736

Shares redeemed:
Standard Class	(151)	(28)
Service Class	(3,041,173)	(2,247,507)

	(3,041,324)	(2,247,535)

Net increase	4,457,304	7,663,201

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund’s investments; to facilitate investments in portfolio securities; and to reduce cost. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

During the year ended December 31, 2017, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions and as a cash management tool.

Fair values of derivative instruments as of December 31, 2017 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)*	Variation margin due to broker on futures contracts	$231,562	Variation margin due to broker on futures contracts	$—

*Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were open through December 31, 2017. Only current day variation margin is reported on the “Statement of Assets and Liabilities.”

LVIP SSGA Large Cap Managed Volatility Fund–14

LVIP SSGA Large Cap Managed Volatility Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2017 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$3,310,881	$291,003

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2017.

	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$20,284,865	$—

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

9. Recent Regulatory Reporting Updates

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amended Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. As of August 1, 2017, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP SSGA Large Cap Managed Volatility Fund–15

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of LVIP SSGA Large Cap Managed Volatility Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of LVIP SSGA Large Cap Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the period from May 1, 2013 (commencement of operations) through December 31, 2013, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended and the period from May 1, 2013 (commencement of operations) through December 31, 2013, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.

Philadelphia, Pennsylvania

February 22, 2018

LVIP SSGA Large Cap Managed Volatility Fund–16

LVIP SSGA Large Cap Managed Volatility Fund

Other Fund Information (unaudited)

For the fiscal year ended December 31, 2017, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 22-23 and September 11-12, 2017, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with State Street Global Advisors (“SSGA”) (collectively, with the investment management agreement, the “Advisory Agreements” and each individually an “Advisory Agreement”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data, and SSGA prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and SSGA provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and SSGA provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed. The Board determined that, given the totality of the information provided with respect to the Advisory Agreements, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding the structure of portfolio manager compensation, brokerage practices, risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement.

The Board considered that the Funds are managed with an actively-managed risk-management overlay using up to 20% of a Fund’s net assets (the “Risk-Management Sleeve”) and that at least 80% of each Fund’s net assets are invested in an underlying fund or funds (the “Equity Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and reduce the impact on the Funds’ portfolio of significant market downturns during periods of high volatility. The Board considered that the Funds’ investments in exchange-traded futures and their resulting costs limit the upside participation of the Funds in strong, increasing markets relative to unhedged funds. The Board also considered that SSGA had been appointed sub-adviser to the Risk-Management Sleeve of the Funds effective May 1, 2016. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information (including total return and standard deviation) provided by Morningstar for the standard class of each Fund compared to the return of a benchmark index for the one, three and five year periods, as applicable, ended March 31, 2017. The Board noted LIAC’s view that the performance peer group of mutual funds provided by Morningstar provided little comparative value as the performance peer group did not generally include an actively managed volatility management overlay. The Board also considered an in-person presentation by representatives of Oliver Wyman, an independent management consulting firm, that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of risk control funds from 11 variable annuity sponsors.

LVIP SSGA Large Cap Managed Volatility Fund–17

LVIP SSGA Large Cap Managed Volatility Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

The Board considered that LIAC had delegated day-to-day portfolio management of the Risk-Management Sleeve to SSGA and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model. The Board also considered an in-person presentation by representatives of SSGA regarding the performance of the Managed Volatility Funds sub-advised by SSGA as well as presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve. The Board also considered that in February, 2016, the managed volatility model was adjusted with the intention that the risk overlay would reduce the negative contribution to returns in certain markets while maintaining market downturn protection. The Board noted LIAC’s view that it expects the negative impact of the volatility management overlay to dampen over a full market cycle. The Board concluded that LIAC had appropriately reviewed and monitored SSGA’s performance.

The Board reviewed the Fund’s total return and standard deviation compared to the total return and standard deviation of the S&P 500 Daily Risk Control 10% Total Return USD Index. The Board noted the Fund’s total return was below the return of the benchmark index for the one and three year periods. The Board considered LIAC’s comment that underperformance was primarily due to negative contribution from the Risk-Management Sleeve. The Board concluded that the services provided by LIAC were satisfactory.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar expense peer group and category median. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2018. The Board noted that the investment management fee for the Fund was higher than the median management fee of the Morningstar expense peer group without giving effect to the advisory fee waiver and was lower than the median management fee of the Morningstar expense peer group giving effect to the advisory fee waiver. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an expense limitation through April 30, 2018 and an advisory fee waiver and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA on behalf of the each of the Funds, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board reviewed the services provided by SSGA, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of SSGA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.

Performance. The Board considered that SSGA’s responsibility was to implement trading based on the managed volatility model and that traditional measures of performance would not be relevant in assessing SSGA’s implementation of the model. The Board also considered that in February, 2016, the managed volatility model was adjusted with the intention that the risk overlay would reduce the negative contribution to returns in certain markets while maintaining market downturn protection. The Board noted LIAC’s view that it expects the negative impact of the volatility management overlay to dampen over a full market cycle. The Board also considered various in-person presentations related to the performance of the Risk-Management Sleeve by representatives of SSGA and Oliver Wyman. The Board concluded that the services provided by SSGA were satisfactory.

Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule, noted that SSGA stated that it did not provide similar managed volatility subadvisory services to other investment companies. The Board considered that LIAC compensates SSGA from its fees and that the subadvisory fee schedule was negotiated between LIAC and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.

LVIP SSGA Large Cap Managed Volatility Fund–18

LVIP SSGA Large Cap Managed Volatility Fund

Other Fund Information (unaudited) (continued)

Approval of Subadvisory Agreement (continued)

Profitability and Fallout Benefits. The Board noted that the subadvisory fee schedule was negotiated between LIAC and SSGA, an unaffiliated third party, and that LIAC compensates SSGA from its fees. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Fund in the marketplace and its ability to leverage resources.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.

LVIP SSGA Large Cap Managed Volatility Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.

The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.

The term Fund Complex includes the 92 series of Lincoln Variable Insurance Products Trust.

Interested Trustee

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	Formerly: Lincoln Advisors Trust

* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of both the Advisor and The Lincoln National Life Insurance Company, the parent company of the Trust’s Adviser.

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	92	Formerly: Lincoln Advisors Trust

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	Formerly: Lincoln Advisors Trust

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	Formerly: Lincoln Advisors Trust

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Formerly: Lincoln Advisors Trust

LVIP;SSGA Large Cap Managed Volatility Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Charles I. Plosser*** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Public Governor for the Financial Industry Regulatory Authority (FINRA); Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	92	Rochester Gas and Electric Corporation

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Associated Grocers of New England (Director Emeritus); Formerly: Lincoln Trust Advisors

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	Formerly: Lincoln Advisors Trust

Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	92	St. Vincent Health; Formerly: Lincoln Advisors Trust

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	92	Formerly: Lincoln Advisors Trust

Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012	92	Trustee of FundVantage Trust

** Steve A. Cobb, is the son-in-law of Kenneth G. Stella.

*** Charles I. Plosser was appointed Trustee effective January 1, 2018.

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.

Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.

LVIP;SSGA Large Cap Managed Volatility Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.

Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Vice President, Secretary, and Chief Legal Officer	Since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President and Chief Compliance Officer, Lincoln National Corporation; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Deputy General Counsel, Janney Montgomery Scott LLC.

Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.

Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.

John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

LVIP;SSGA Large Cap Managed Volatility Fund–22

LVIP SSGA Mid-Cap Index Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2017

LVIP SSGA Mid-Cap Index Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSGA Mid-Cap Index Fund

2017 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation

Subadvised by: SSGA Funds Management, Inc.

The Fund returned 15.86% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2017, while its benchmark, the S&P MidCap 400® Index1, returned 16.24%.

The economy improved this year, but did not surprise to the upside the way the eurozone and Japan did. Growth accelerated from an anemic 1.5% in 2016 to (an estimated) 2.3% in 2017. Again, the year started slowly, with GDP rising just 1.2% (annualized) in the first quarter, but then picking up to 3.1% in the second quarter and 3.3% in the third. (Hurricanes Harvey and Irma had a much smaller effect on third quarter output than we anticipated.). It is first time there has been three consecutive 3.0% or higher quarters so far in this recovery. GDP for the fourth quarter was 2.6%. Growth is being driven primarily by consumer spending, which contributes 1.9 percentage points, about the same as in 2016. This year’s improvement reflects slightly smaller drags from inventories and international trade, and a pick-up in business fixed investment caused by the rebound in oil prices and the associated revival of the energy-related mining sector.

Across U.S. equities, 2017 was notable for considerable dispersion in style and sector outcomes that in many cases were further stretched in the fourth quarter. Growth outpaced value in the fourth quarter with the Russell 1000® Growth Index2 gaining 7.9% against a gain of 5.3% in Russell 1000® Value Index3, taking the year to date differential of growth over value to 21.8% against 13.7%. Small capitalization equities also continued to underperform large cap equities in the fourth quarter with the small cap Russell 2000® Index4 returning 3.3% against a return of 6.6% for the larger cap Russell 1000® Index5. For the year large cap stocks outpaced small cap stocks. Among U.S. sectors, the aforementioned strong outperformance of growth stocks in 2017 was led by a gain in the Information Technology sector, inclusive of a gain in the fourth quarter that was only second to a gain in Consumer Discretionary sector. On the other end of the spectrum, both the Energy and Utilities sectors were down in 2017. Some of the negative performance of the Energy sector was reversed in the fourth quarter, though the poor performance of the Energy sector was somewhat surprising given a return to positive earnings in 2017 coincident with a gain in crude oil prices.

Small security misweights, cash drag, futures exposure, as-of cash flows, and compounding contributed to the difference between the Fund’s performance and that of the Index. Security misweights was the primary drivers of Fund performance during the period, contributed 1bps to the performance. The Fund used futures in order to gain market exposure for the cash position during the period. The Fund’s use of futures did not impact Fund performance.

On an individual security level, the top positive contributors to the Fund’s performance were NVRM Inc., Take-Two Interactive Softwarem Inc. and Chemours Co. The top negative contributors to the Fund’s performance were Naors Industries Ltd., Mallinckrodt Plc and QEP Resources, Inc.

Portfolio Managers:
SSGA Funds Management, Inc.:	Michael Feehily Karl Schneider Daniel TenPas

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 9/2/14 through 12/31/17

This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Mid-Cap Index Fund shares on 9/2/14 (commencement of operations). As the chart shows, by 12/31/17, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $13,777 for the Standard Class shares and to $13,665 for the Service Class shares. For comparison, look at how the S&P MidCap 400® Index did over the same period. The same $10,000 investment would have increased to $13,937. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during some of the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/17

Standard Class Shares
One Year	+ 15.86%
Inception (9/2/14)	+ 10.07%

Service Class Shares
One Year	+ 15.58%
Inception (9/2/14)	+ 9.80%

1.	The S&P MidCap 400® Index is a broad based measurement of changes in stock market conditions based on average performance of 400 widely held U.S. common stocks.

2.	The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

3.	The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

4.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index, representing approximately 10% of the total market capitalization of that index.

5.

The Russell 1000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 1000® Index is a subset of the Russell 3000® Index, representing approximately 10% of the total market capitalization of that index.

LVIP SSGA Mid-Cap Index Fund–1

LVIP SSGA Mid-Cap Index Fund

2017 Annual Report Commentary (unaudited) (continued)

“Standard & Poor’s®”, “S&P 500®”, “Standard & Poor’s 500®” and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of purchasing the products. (Please see the Statement of Additional Information which sets forth additional disclaimers and limitations of liability on behalf of S&P.)

LVIP SSGA Mid-Cap Index Fund–2

LVIP SSGA Mid-Cap Index Fund

Disclosure

        OF FUND EXPENSES (unaudited)

For the Period July 1, 2017 to December 31, 2017

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Annualized Expense Ratio	Expenses Paid During Period 7/1/17 to 12/31/17*
Actual
Standard Class Shares	$1,000.00	$1,094.70	0.34%	$1.80
Service Class Shares	1,000.00	1,093.40	0.59%	3.11
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.49	0.34%	$1.73
Service Class Shares	1,000.00	1,022.23	0.59%	3.01

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP SSGA Mid-Cap Index Fund–3

LVIP SSGA Mid-Cap Index Fund

Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)

As of December 31, 2017

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Common Stock	98.26%
Aerospace & Defense	1.95%
Airlines	0.40%
Auto Components	0.94%
Automobiles	0.41%
Banks	8.37%
Beverages	0.09%
Biotechnology	0.67%
Building Products	0.44%
Capital Markets	3.57%
Chemicals	2.90%
Commercial Services & Supplies	1.78%
Communications Equipment	1.02%
Construction & Engineering	1.27%
Construction Materials	0.30%
Consumer Finance	0.27%
Containers & Packaging	1.23%
Distributors	0.29%
Diversified Consumer Services	0.78%
Electric Utilities	1.80%
Electrical Equipment	0.76%
Electronic Equipment, Instruments & Components	5.02%
Energy Equipment & Services	1.50%
Equity Real Estate Investment Trusts	8.55%
Food & Staples Retailing	0.54%
Food Products	2.51%
Gas Utilities	2.08%
Health Care Equipment & Supplies	3.02%
Health Care Providers & Services	1.61%
Health Care Technology	0.35%
Hotels, Restaurants & Leisure	2.60%
Household Durables	2.08%
Household Products	0.16%
Industrial Conglomerates	0.40%
Insurance	4.32%
Internet Software & Services	0.64%
IT Services	3.49%
Leisure Products	0.67%
Life Sciences Tools & Services	0.95%
Machinery	5.11%
Marine	0.20%
Media	1.45%
Metals & Mining	2.22%

Security Type/Sector	Percentage of Net Assets
Multiline Retail	0.21%
Multi-Utilities	0.92%
Oil, Gas & Consumable Fuels	2.70%
Paper & Forest Products	0.38%
Personal Products	0.43%
Pharmaceuticals	0.80%
Professional Services	0.70%
Real Estate Management & Development	0.37%
Road & Rail	1.82%
Semiconductors & Semiconductor Equipment	2.99%
Software	3.59%
Specialty Retail	1.80%
Technology Hardware, Storage & Peripherals	0.35%
Textiles, Apparel & Luxury Goods	0.73%
Thrift & Mortgage Finance	0.52%
Trading Companies & Distributors	0.72%
Water Utilities	0.38%
Wireless Telecommunication Services	0.14%
Money Market Fund	1.78%
Total Value of Securities	100.04%
Liabilities Net of Receivables and Other Assets	(0.04%	)
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Take-Two Interactive Software	0.69%
SVB Financial Group	0.68%
NVR	0.67%
MSCI	0.63%
Teleflex	0.62%
Huntington Ingalls Industries	0.59%
Cognex	0.58%
Broadridge Financial Solutions	0.58%
Steel Dynamics	0.57%
Trimble	0.57%
Total	6.18%

IT–Information Technology

LVIP SSGA Mid-Cap Index Fund–4

LVIP SSGA Mid-Cap Index Fund

Statement of Net Assets

December 31, 2017

	Number of Shares	Value (U.S. $)
COMMON STOCK–98.26%
Aerospace & Defense–1.95%
Curtiss-Wright	26,670	$3,249,739
†Esterline Technologies	15,950	1,191,465
Huntington Ingalls Industries	27,511	6,484,343
†KLX	31,084	2,121,483
Orbital ATK	34,876	4,586,194
†Teledyne Technologies	21,354	3,868,277

		21,501,501

Airlines–0.40%
†JetBlue Airways	199,095	4,447,782

		4,447,782

Auto Components–0.94%
Cooper Tire & Rubber	31,600	1,117,060
Dana	87,584	2,803,564
†Delphi Technologies	53,800	2,822,886
Gentex	172,794	3,620,034

		10,363,544

Automobiles–0.41%
Thor Industries	29,598	4,461,011

		4,461,011

Banks–8.37%
Associated Banc-Corp	91,645	2,327,783
BancorpSouth Bank	51,248	1,611,750
Bank of Hawaii	25,854	2,215,688
Bank of the Ozarks	73,458	3,559,040
Cathay General Bancorp	45,966	1,938,386
Chemical Financial	43,024	2,300,493
Commerce Bancshares	59,465	3,320,526
Cullen/Frost Bankers	35,352	3,346,067
East West Bancorp	87,443	5,319,158
First Horizon National	196,460	3,927,235
FNB	195,605	2,703,261
Fulton Financial	105,929	1,896,129
Hancock Holding	51,300	2,539,350
Home BancShares	95,700	2,225,025
International Bancshares	32,737	1,299,659
MB Financial	50,726	2,258,322
PacWest Bancorp	78,413	3,952,015
Pinnacle Financial Partners	44,693	2,963,146
Prosperity Bancshares	42,056	2,946,864
†Signature Bank	33,231	4,561,287
Sterling Bancorp	135,900	3,343,140
†SVB Financial Group	31,878	7,452,120
Synovus Financial	73,565	3,526,706
TCF Financial	103,844	2,128,802
†Texas Capital Bancshares	30,060	2,672,334
Trustmark	40,993	1,306,037
UMB Financial	26,667	1,917,891
Umpqua Holdings	133,257	2,771,746
United Bankshares	63,527	2,207,563

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Banks (continued)
Valley National Bancorp	159,760	$1,792,507
Webster Financial	55,737	3,130,190
Wintrust Financial	33,800	2,784,106

		92,244,326

Beverages–0.09%
†Boston Beer Class A	5,430	1,037,673

		1,037,673

Biotechnology–0.67%
†Bioverativ	65,479	3,530,628
†United Therapeutics	26,282	3,888,422

		7,419,050

Building Products–0.44%
Lennox International	22,991	4,788,106

		4,788,106

Capital Markets–3.57%
Eaton Vance	71,517	4,032,844
FactSet Research Systems	23,699	4,568,219
Federated Investors Class B	57,697	2,081,708
Interactive Brokers Group	43,300	2,563,793
Janus Henderson Group	109,170	4,176,844
Legg Mason	52,717	2,213,060
MarketAxess Holdings	22,732	4,586,181
MSCI	54,538	6,901,239
SEI Investments	79,422	5,707,265
Stifel Financial	41,310	2,460,424

		39,291,577

Chemicals–2.90%
Ashland Global Holdings	37,720	2,685,664
Cabot	37,690	2,321,327
Chemours	111,900	5,601,714
Minerals Technologies	21,272	1,464,577
NewMarket	5,643	2,242,472
Olin	100,593	3,579,099
PolyOne	49,535	2,154,773
RPM International	80,809	4,236,008
Scotts Miracle-Gro Class A	24,766	2,649,714
Sensient Technologies	26,544	1,941,694
Valvoline	122,650	3,073,609

		31,950,651

Commercial Services & Supplies–1.78%
Brink’s	30,600	2,408,220
†Clean Harbors	31,448	1,704,482
†Copart	121,293	5,238,645
Deluxe	29,292	2,250,797
Herman Miller	36,244	1,451,572
HNI	26,645	1,027,698
MSA Safety	20,617	1,598,230
Pitney Bowes	113,000	1,263,340

LVIP SSGA Mid-Cap Index Fund–5

LVIP SSGA Mid-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Commercial Services & Supplies (continued)
Rollins	58,049	$2,701,020

		19,644,004

Communications Equipment–1.02%
†ARRIS International	106,814	2,744,052
†Ciena	85,837	1,796,568
InterDigital	21,015	1,600,292
†NetScout Systems	54,224	1,651,121
Plantronics	20,364	1,025,938
†ViaSat	32,693	2,447,071

		11,265,042

Construction & Engineering–1.27%
†AECOM	94,827	3,522,823
†Dycom Industries	18,789	2,093,658
EMCOR Group	35,831	2,929,184
Granite Construction	24,080	1,527,394
KBR	84,699	1,679,581
Valmont Industries	13,723	2,275,960

		14,028,600

Construction Materials–0.30%
Eagle Materials	29,317	3,321,616

		3,321,616

Consumer Finance–0.27%
†SLM	261,197	2,951,526

		2,951,526

Containers & Packaging–1.23%
AptarGroup	37,930	3,272,600
Bemis	54,975	2,627,255
Greif Class A	15,643	947,653
†Owens-Illinois	98,571	2,185,319
Silgan Holdings	44,714	1,314,144
Sonoco Products	60,207	3,199,400

		13,546,371

Distributors–0.29%
Pool	24,941	3,233,601

		3,233,601

Diversified Consumer Services–0.78%
†Adtalem Global Education	37,548	1,578,893
Graham Holdings Class B	2,841	1,586,272
Service Corp. International	113,289	4,227,945
†Sotheby’s	22,590	1,165,644

		8,558,754

Electric Utilities–1.80%
Great Plains Energy	130,490	4,206,998
Hawaiian Electric Industries	65,867	2,381,092
IDACORP	30,466	2,783,374
OGE Energy	120,864	3,977,634

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Electric Utilities (continued)
PNM Resources	48,239	$1,951,268
Westar Energy	85,947	4,538,002

		19,838,368

Electrical Equipment–0.76%
EnerSys	26,318	1,832,522
Hubbell	33,135	4,484,491
Regal Beloit	27,027	2,070,268

		8,387,281

Electronic Equipment, Instruments & Components–5.02%
†Arrow Electronics	53,427	4,296,065
Avnet	74,533	2,952,997
Belden	25,619	1,977,018
Cognex	104,840	6,412,014
†Coherent	14,885	4,200,845
†IPG Photonics	22,820	4,886,447
Jabil	108,445	2,846,681
†Keysight Technologies	112,183	4,666,813
†Knowles	54,157	793,942
Littelfuse	13,710	2,712,112
National Instruments	64,795	2,697,416
SYNNEX	17,628	2,396,527
†Tech Data	21,003	2,057,664
†Trimble	153,174	6,224,991
†VeriFone Systems	67,663	1,198,312
Vishay Intertechnology	81,156	1,683,987
†Zebra Technologies	32,121	3,334,160

		55,337,991

Energy Equipment & Services–1.50%
Core Laboratories	26,738	2,929,148
†Diamond Offshore Drilling	39,067	726,256
†Dril-Quip	22,942	1,094,333
Ensco Class A	261,942	1,548,077
Nabors Industries	192,426	1,314,270
†Oceaneering International	59,478	1,257,365
Patterson-UTI Energy	134,826	3,102,346
†Rowan Class A	68,785	1,077,173
†Superior Energy Services	92,532	891,083
†Transocean	236,800	2,529,024

		16,469,075

Equity Real Estate Investment Trusts–8.55%
Alexander & Baldwin	27,925	774,639
American Campus Communities	82,561	3,387,478
Camden Property Trust	55,976	5,153,151
CoreCivic	71,551	1,609,897
CoreSite Realty	20,700	2,357,730
Corporate Office Properties Trust	60,213	1,758,220
Cousins Properties	254,234	2,351,665
CyrusOne	55,300	3,292,009
DCT Industrial Trust	56,297	3,309,138

LVIP SSGA Mid-Cap Index Fund–6

LVIP SSGA Mid-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Equity Real Estate Investment Trusts (continued)
Douglas Emmett	96,589	$3,965,944
Education Realty Trust	44,305	1,547,131
EPR Properties	38,788	2,539,062
First Industrial Realty Trust	72,559	2,283,432
GEO Group	75,050	1,771,180
Healthcare Realty Trust	74,916	2,406,302
Highwoods Properties	62,447	3,179,177
Hospitality Properties Trust	99,462	2,968,941
JBG SMITH Properties	56,500	1,962,245
Kilroy Realty	59,487	4,440,705
Lamar Advertising Class A	50,597	3,756,321
LaSalle Hotel Properties	68,540	1,923,918
Liberty Property Trust	89,179	3,835,589
Life Storage	28,182	2,510,171
Mack-Cali Realty	54,343	1,171,635
Medical Properties Trust	220,404	3,037,167
National Retail Properties	90,288	3,894,121
Omega Healthcare Investors	119,336	3,286,513
Potlatch	24,542	1,224,646
†Quality Care Properties	56,804	784,463
Rayonier	77,978	2,466,444
Sabra Health Care REIT	106,399	1,997,109
Senior Housing Properties Trust	143,786	2,753,502
Tanger Factory Outlet Centers	57,453	1,523,079
Taubman Centers	36,778	2,406,385
Uniti Group	99,788	1,775,229
Urban Edge Properties	64,056	1,632,787
Washington Prime Group	112,477	800,836
Weingarten Realty Investors	72,313	2,376,928

		94,214,889

Food & Staples Retailing–0.54%
Casey’s General Stores	23,183	2,595,105
†Sprouts Farmers Market	76,294	1,857,759
†United Natural Foods	30,664	1,510,815

		5,963,679

Food Products–2.51%
Dean Foods	55,014	635,962
Flowers Foods	111,461	2,152,312
†Hain Celestial Group	62,768	2,660,736
Ingredion	43,395	6,066,621
Lamb Weston Holdings	88,513	4,996,559
Lancaster Colony	11,789	1,523,257
†Post Holdings	40,077	3,175,301
Sanderson Farms	12,100	1,679,238
Snyder’s-Lance	51,511	2,579,671
Tootsie Roll Industries	11,561	420,820
†TreeHouse Foods	34,633	1,712,948

		27,603,425

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Gas Utilities–2.08%
Atmos Energy	67,119	$5,764,851
National Fuel Gas	51,709	2,839,341
New Jersey Resources	52,405	2,106,681
ONE Gas	31,600	2,315,016
Southwest Gas Holdings	28,794	2,317,341
UGI	104,888	4,924,492
WGL Holdings	30,978	2,659,152

		22,926,874

Health Care Equipment & Supplies–3.02%
†ABIOMED	25,330	4,747,095
†Globus Medical	43,726	1,797,139
†Halyard Health	28,298	1,306,802
Hill-Rom Holdings	39,877	3,361,232
†LivaNova	26,214	2,095,023
†Masimo	28,883	2,449,278
†NuVasive	30,715	1,796,520
STERIS	51,396	4,495,608
Teleflex	27,288	6,789,800
West Pharmaceutical Services	44,840	4,424,363

		33,262,860

Health Care Providers & Services–1.61%
†Acadia Healthcare	49,400	1,611,922
†HealthSouth	59,716	2,950,568
†LifePoint Health	24,320	1,211,136
†MEDNAX	56,669	3,028,391
†Molina Healthcare	26,613	2,040,685
Owens & Minor	37,107	700,580
†Tenet Healthcare	48,814	740,020
†WellCare Health Plans	26,918	5,413,479

		17,696,781

Health Care Technology–0.35%
†Allscripts Healthcare Solutions	109,322	1,590,635
†Medidata Solutions	35,400	2,243,298

		3,833,933

Hotels, Restaurants & Leisure–2.60%
Brinker International	28,021	1,088,336
†Buffalo Wild Wings	9,404	1,470,315
Cheesecake Factory	26,504	1,276,963
Churchill Downs	7,797	1,814,362
Cracker Barrel Old Country Store	14,520	2,307,083
Domino’s Pizza	26,468	5,001,393
Dunkin’ Brands Group	54,635	3,522,318
ILG	64,300	1,831,264
International Speedway Class A	15,096	601,576
Jack in the Box	17,855	1,751,754
Papa John’s International	16,060	901,127
Six Flags Entertainment	48,200	3,208,674
Texas Roadhouse	39,541	2,083,020

LVIP SSGA Mid-Cap Index Fund–7

LVIP SSGA Mid-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Hotels, Restaurants & Leisure (continued)
Wendy’s	110,532	$1,814,935

		28,673,120

Household Durables–2.08%
CalAtlantic Group	46,004	2,594,166
†Helen of Troy	16,497	1,589,486
KB Home	50,415	1,610,759
†NVR	2,106	7,388,311
†Tempur Sealy International	27,732	1,738,519
Toll Brothers	92,097	4,422,498
†TRI Pointe Group	91,564	1,640,827
Tupperware Brands	30,759	1,928,589

		22,913,155

Household Products–0.16%
Energizer Holdings	37,438	1,796,275

		1,796,275

Industrial Conglomerates–0.40%
Carlisle	38,259	4,348,135

		4,348,135

Insurance–4.32%
†Alleghany	9,375	5,588,344
American Financial Group	41,594	4,514,613
Aspen Insurance Holdings	36,263	1,472,278
Brown & Brown	70,189	3,611,926
CNO Financial Group	102,344	2,526,873
First American Financial	67,037	3,756,753
†Genworth Financial	302,096	939,519
Hanover Insurance Group	25,658	2,773,117
Kemper	29,462	2,029,932
Mercury General	22,068	1,179,314
Old Republic International	148,420	3,173,220
Primerica	27,168	2,758,910
Reinsurance Group of America	39,020	6,084,389
RenaissanceRe Holdings	24,408	3,065,401
WR Berkley	57,963	4,153,049

		47,627,638

Internet Software & Services–0.64%
†Cars.com	43,300	1,248,772
j2 Global	29,207	2,191,401
LogMeIn	31,934	3,656,443

		7,096,616

IT Services–3.49%
†Acxiom	48,168	1,327,510
Broadridge Financial Solutions	70,544	6,389,876
Convergys	56,464	1,326,904
†CoreLogic	51,216	2,366,691
DST Systems	36,634	2,273,872
Jack Henry & Associates	46,822	5,476,301
Leidos Holdings	86,000	5,553,020

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
IT Services (continued)
MAXIMUS	39,216	$2,807,081
Sabre	126,200	2,587,100
Science Applications International	26,471	2,026,884
†Teradata	76,300	2,934,498
†WEX	24,177	3,414,518

		38,484,255

Leisure Products–0.67%
Brunswick	53,739	2,967,468
Polaris Industries	35,203	4,364,820

		7,332,288

Life Sciences Tools & Services–0.95%
†Bio-Rad Laboratories Class A	12,213	2,914,877
Bio-Techne	22,630	2,931,717
†Charles River Laboratories International	28,847	3,157,304
†INC Research Holdings Class A	34,000	1,482,400

		10,486,298

Machinery–5.11%
AGCO	39,906	2,850,486
Crane	30,711	2,740,035
Donaldson	79,316	3,882,518
Graco	101,682	4,598,060
IDEX	46,287	6,108,495
ITT	53,312	2,845,261
Kennametal	48,867	2,365,651
Lincoln Electric Holdings	37,509	3,435,074
Nordson	30,745	4,501,068
Oshkosh	45,325	4,119,589
Terex	48,314	2,329,701
Timken	41,415	2,035,547
Toro	65,357	4,263,237
Trinity Industries	91,639	3,432,797
Wabtec	51,668	4,207,325
Woodward	33,388	2,555,518

		56,270,362

Marine–0.20%
†Kirby	32,486	2,170,065

		2,170,065

Media–1.45%
†AMC Networks Class A	31,508	1,703,953
Cable One	2,864	2,014,394
Cinemark Holdings	64,146	2,233,564
John Wiley & Sons Class A	27,020	1,776,565
†Live Nation Entertainment	81,112	3,452,938
Meredith	23,910	1,579,256
New York Times Class A	76,046	1,406,851
TEGNA	130,200	1,833,216

		16,000,737

LVIP SSGA Mid-Cap Index Fund–8

LVIP SSGA Mid-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Metals & Mining–2.22%
†Allegheny Technologies	76,154	$1,838,358
Carpenter Technology	28,263	1,441,130
Commercial Metals	70,095	1,494,425
Compass Minerals International	20,433	1,476,284
Reliance Steel & Aluminum	44,092	3,782,653
Royal Gold	39,552	3,248,010
Steel Dynamics	145,149	6,260,276
United States Steel	105,678	3,718,809
Worthington Industries	27,115	1,194,687

		24,454,632

Multiline Retail–0.21%
Big Lots	26,796	1,504,595
Dillard’s Class A	12,700	762,635

		2,267,230

Multi-Utilities–0.92%
Black Hills	32,402	1,947,684
MDU Resources Group	118,228	3,177,969
NorthWestern	29,300	1,749,210
Vectren	50,246	3,266,995

		10,141,858

Oil, Gas & Consumable Fuels–2.70%
†Callon Petroleum	121,700	1,478,655
†CNX Resources	125,276	1,832,788
†Energen	58,865	3,388,858
†Gulfport Energy	99,646	1,271,483
HollyFrontier	107,252	5,493,447
†Matador Resources	58,300	1,814,879
Murphy Oil	98,200	3,049,110
PBF Energy Class A	66,400	2,353,880
†QEP Resources	145,612	1,393,507
SM Energy	61,944	1,367,724
†Southwestern Energy	308,200	1,719,756
World Fuel Services	41,416	1,165,446
†WPX Energy	240,756	3,387,437

		29,716,970

Paper & Forest Products–0.38%
Domtar	37,916	1,877,600
†Louisiana-Pacific	87,667	2,302,135

		4,179,735

Personal Products–0.43%
†Avon Products	266,254	572,446
†Edgewell Personal Care	34,497	2,048,777
Nu Skin Enterprises Class A	30,100	2,053,723

		4,674,946

Pharmaceuticals–0.80%
†Akorn	56,670	1,826,474
†Catalent	79,536	3,267,339
†Endo International	121,600	942,400

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Pharmaceuticals (continued)
†Mallinckrodt	58,800	$1,326,528
†Prestige Brands Holdings	32,112	1,426,094

		8,788,835

Professional Services–0.70%
Dun & Bradstreet	22,400	2,652,384
ManpowerGroup	40,411	5,096,231

		7,748,615

Real Estate Management & Development–0.37%
Jones Lang LaSalle	27,393	4,079,639

		4,079,639

Road & Rail–1.82%
†Avis Budget Group	44,068	1,933,704
†Genesee & Wyoming	37,204	2,929,071
Knight-Swift Transportation Holdings Class A	77,300	3,379,556
Landstar System	25,412	2,645,389
Old Dominion Freight Line	41,429	5,449,985
Ryder System	32,088	2,700,847
Werner Enterprises	27,081	1,046,681

		20,085,233

Semiconductors & Semiconductor Equipment–2.99%
†Cirrus Logic	38,628	2,003,248
†Cree	59,081	2,194,268
Cypress Semiconductor	201,277	3,067,461
†First Solar	49,283	3,327,588
†Integrated Device Technology	80,781	2,401,619
†Microsemi	69,917	3,611,213
MKS Instruments	32,900	3,109,050
Monolithic Power Systems	23,047	2,589,561
†Silicon Laboratories	25,800	2,278,140
†Synaptics	20,356	813,019
Teradyne	119,700	5,011,839
Versum Materials	65,815	2,491,098

		32,898,104

Software–3.59%
†ACI Worldwide	71,448	1,619,726
Blackbaud	29,100	2,749,659
CDK Global	79,737	5,683,653
†CommVault Systems	25,627	1,345,417
Fair Isaac	18,541	2,840,481
†Fortinet	91,508	3,997,985
†Manhattan Associates	41,724	2,067,007
†PTC	69,960	4,251,469
†Take-Two Interactive Software	69,060	7,581,407
†Tyler Technologies	21,005	3,718,935
†Ultimate Software Group	17,113	3,734,570

		39,590,309

LVIP SSGA Mid-Cap Index Fund–9

LVIP SSGA Mid-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Specialty Retail–1.80%
Aaron’s	37,649	$1,500,313
American Eagle Outfitters	101,830	1,914,404
†AutoNation	35,900	1,842,747
Bed Bath & Beyond	87,200	1,917,528
Dick’s Sporting Goods	51,235	1,472,494
GameStop Class A	61,320	1,100,694
†Michaels	66,800	1,615,892
†Murphy USA	20,279	1,629,620
Office Depot	313,737	1,110,629
†Sally Beauty Holdings	79,523	1,491,851
†Urban Outfitters	49,208	1,725,232
Williams-Sonoma	48,285	2,496,335

		19,817,739

Technology Hardware, Storage & Peripherals–0.35%
†3D Systems	68,891	595,218
Diebold Nixdorf	45,669	746,688
†NCR	73,495	2,498,095

		3,840,001

Textiles, Apparel & Luxury Goods–0.73%
Carter’s	28,968	3,403,450
†Deckers Outdoor	19,364	1,553,961
†Skechers U.S.A. Class A	81,066	3,067,537

		8,024,948

Thrift & Mortgage Finance–0.52%
New York Community Bancorp	295,957	3,853,360
Washington Federal	53,751	1,840,972

		5,694,332

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Trading Companies & Distributors–0.72%
GATX	23,469	$1,458,833
MSC Industrial Direct	27,258	2,634,758
†NOW	65,126	718,340
Watsco	18,349	3,120,064

		7,931,995

Water Utilities–0.38%
Aqua America	107,538	4,218,716

		4,218,716

Wireless Telecommunication Services–0.14%
Telephone & Data Systems	55,507	1,543,095

		1,543,095

Total Common Stock (Cost $847,709,666)		1,082,485,767

MONEY MARKET FUND–1.78%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 1.15%)	19,590,443	19,590,443

Total Money Market Fund (Cost $19,590,443)		19,590,443

TOTAL VALUE OF SECURITIES–100.04% (Cost $867,300,109)	1,102,076,210
«LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.04%)	(490,309)

NET ASSETS APPLICABLE TO 84,378,923 SHARES OUTSTANDING–100.00%	$1,101,585,901

NET ASSET VALUE PER SHARE–LVIP SSGA MID-CAP INDEX FUND STANDARD CLASS ($1,066,314,840 / 81,676,754 Shares)	$13.055

NET ASSET VALUE PER SHARE–LVIP SSGA MID-CAP INDEX FUND SERVICE CLASS ($35,271,061 / 2,702,169 Shares)	$13.053

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2017:
Shares of beneficial interest (unlimited authorization–no par)	$825,433,794
Accumulated net realized gain on investments	41,242,961
Net unrealized appreciation of investments and derivatives	234,909,146

TOTAL NET ASSETS	$1,101,585,901

†	Non-income producing.

«

Includes $660,000 cash collateral held at broker for futures contracts, $127,600 variation margin due to broker on futures contracts, $285,954 due to manager and affiliates, $91,550 other accrued expenses payable and $2,563,901 payable for securities purchased, and $659,688 payable for fund shares redeemed as of December 31, 2017.

LVIP SSGA Mid-Cap Index Fund–10

LVIP SSGA Mid-Cap Index Fund

Statement of Net Assets (continued)

The following futures contracts were outstanding at December 31, 2017:1

Futures Contracts

Contracts to Buy (Sell)	Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation
Equity Contracts:
110 E-mini S&P MidCap 400 Index	$20,926,400	$20,793,355	3/19/18	$133,045

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amount presented above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

Summary of Abbreviations:

IT–Information Technology

REIT–Real Estate Investment Trust

S&P–Standard & Poor’s

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Mid-Cap Index Fund–11

LVIP SSGA Mid-Cap Index Fund

Statement of Operations

Year Ended December 31, 2017

INVESTMENT INCOME:
Dividends	$15,255,357
Foreign tax withheld	(4,729)

15,250,628

EXPENSES:
Management fees	2,832,166
Accounting and administration expenses	256,037
Index fees	208,926
Shareholder servicing fees	205,892
Professional fees	49,415
Distribution fees-Service Class	42,870
Trustees’ fees and expenses	28,895
Reports and statements to shareholders	16,708
Custodian fees	11,228
Consulting fees	5,238
Pricing fees	1,155
Other	10,598

3,669,128
Less:
Management fees waived	(19,996)
Expenses paid indirectly	(3,172)

Total operating expenses	3,645,960

NET INVESTMENT INCOME	11,604,668

NET REALIZED AND UNREALIZED GAIN:
Net realized gain from:
Investments	46,700,306
Foreign currencies	48
Futures contracts	2,144,631

Net realized gain	48,844,985

Net change in unrealized appreciation (depreciation) of:
Investments	95,363,836
Futures contracts	387,835

Net change in unrealized appreciation (depreciation)	95,751,671

NET REALIZED AND UNREALIZED GAIN	144,596,656

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$156,201,324

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Mid-Cap Index Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/17	12/31/16
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income	$11,604,668	$13,808,563
Net realized gain	48,844,985	1,986,951
Net change in unrealized appreciation (depreciation)	95,751,671	193,373,688

Net increase in net assets resulting from operations	156,201,324	209,169,202

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(13,635,441)	(14,608,045)
Service Class	(338,526)	(133)
Net realized gain:
Standard Class	(6,231,934)	(572,082)
Service Class	(158,848)	(6)

	(20,364,749)	(15,180,266)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	112,162,849	108,349,931
Service Class	37,307,037	—
Reinvestment of dividends and distributions:
Standard Class	19,867,375	15,180,127
Service Class	497,374	139

	169,834,635	123,530,197

Cost of shares redeemed:
Standard Class	(209,671,912)	(428,488,151)
Service Class	(4,776,937)	—

	(214,448,849)	(428,488,151)

Decrease in net assets derived from capital share transactions	(44,614,214)	(304,957,954)

NET INCREASE (DECREASE) IN NET ASSETS	91,222,361	(110,969,018)
NET ASSETS:
Beginning of year	1,010,363,540	1,121,332,558

End of year	$1,101,585,901	$1,010,363,540

Undistributed (distributions in excess of) net investment income	$—	$477,325

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Mid-Cap Index Fund–12

LVIP SSGA Mid-Cap Index Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSGA Mid-Cap Index Fund Standard Class
				9/2/14[1]
		Year Ended		to
	12/31/17	12/31/16	12/31/15	12/31/14

Net asset value, beginning of period	$11.488	$9.682	$10.107	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.136	0.132	0.123	0.043
Net realized and unrealized gain (loss)	1.677	1.836	(0.371)	0.091

Total from investment operations	1.813	1.968	(0.248)	0.134

Less dividends and distributions from:
Net investment income	(0.169)	(0.156)	(0.092)	(0.027)
Net realized gain	(0.077)	(0.006)	(0.085)	—

Total dividends and distributions	(0.246)	(0.162)	(0.177)	(0.027)

Net asset value, end of period	$13.055	$11.488	$9.682	$10.107

Total return[3]	15.86%	20.31%	(2.48% )	1.35%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,066,315	$1,010,352	$1,121,323	$693,664
Ratio of expenses to average net assets	0.34%	0.33%	0.32%	0.33%
Ratio of net investment income to average net assets	1.11%	1.28%	1.20%	1.33%
Portfolio turnover	21%	23%	20%	4%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Mid-Cap Index Fund–13

LVIP SSGA Mid-Cap Index Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSGA Mid-Cap Index Fund Service Class
				9/2/14[1]
		Year Ended		to
	12/31/17	12/31/16	12/31/15	12/31/14

Net asset value, beginning of period	$11.485	$9.683	$10.106	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.107	0.107	0.098	0.035
Net realized and unrealized gain (loss)	1.675	1.831	(0.370)	0.090

Total from investment operations	1.782	1.938	(0.272)	0.125

Less dividends and distributions from:
Net investment income	(0.137)	(0.130)	(0.066)	(0.019)
Net realized gain	(0.077)	(0.006)	(0.085)	—

Total dividends and distributions	(0.214)	(0.136)	(0.151)	(0.019)

Net asset value, end of period	$13.053	$11.485	$9.683	$10.106

Total return[3]	15.58%	20.01%	(2.72% )	1.27%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$35,271	$12	$10	$10
Ratio of expenses to average net assets	0.59%	0.58%	0.57%	0.58%
Ratio of net investment income to average net assets	0.86%	1.03%	0.95%	1.08%
Portfolio turnover	21%	23%	20%	4%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Mid-Cap Index Fund–14

LVIP SSGA Mid-Cap Index Fund

Notes to Financial Statements

December 31, 2017

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 92 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSGA Mid-Cap Index Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek to approximate as closely as practicable, before fees and expenses, the performance of a broad market index that emphasizes stocks of mid-sized U.S. companies.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sale price on the valuation date. Open-end investment companies are valued at their published net asset value (“NAV”). Investments in a government money market funds have a stable NAV. Futures contracts are valued at the daily quoted settlement prices. Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closure or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 pm. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended December 31, 2017 and for all open tax years (years ended December 31, 2014 - December 31, 2016), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2017, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate that portion of realized gains and losses on foreign equity securities resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

LVIP SSGA Mid-Cap Index Fund–15

LVIP SSGA Mid-Cap Index Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates. Withholding taxes on foreign dividends are recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned. Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this arrangement is included in “Custodian fees” on the Statement of Operations with the corresponding expense offset shown as “Expenses paid indirectly.”

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.27% of the average daily net assets of the Fund. The fee is calculated daily and paid monthly. LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.002% of the first $1 billion of the average daily net assets of the Fund. This agreement will continue through at least April 30, 2018, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

SSGA Funds Management, Inc. (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2017, costs for these administrative and legal services were as follows:

Administrative	$59,466
Legal	10,403

Lincoln Life also provides certain contract holder and additional corporate services to the Fund. Effective May 1, 2017, the Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund’s average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $1,358 for the year ended December 31, 2017.

The Fund currently offers two classes of shares; the Standard Class and the Service Class. The two classes of shares are identical except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.

LVIP SSGA Mid-Cap Index Fund–16

LVIP SSGA Mid-Cap Index Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

At December 31, 2017, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$251,706
Distribution fees payable to LFD	7,031
Shareholder servicing fees payable to Lincoln Life	27,217

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

3. Investments

For the year ended December 31, 2017, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$218,570,356
Sales	267,098,993

At December 31, 2017, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:

Cost of investments and derivatives	$871,337,681

Aggregate unrealized appreciation of investments and derivatives	$279,575,745
Aggregate unrealized depreciation of investments and derivatives	(48,704,171)

Net unrealized appreciation of investments and derivatives	$230,871,574

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2017:

Level 1
Investments:
Assets:
Common Stock	$1,082,485,767
Money Market Fund	19,590,443

Total Investments	$1,102,076,210

Derivatives:
Assets:
Futures Contracts	$133,045

There were no Level 3 investments at the beginning or end of the year.

LVIP SSGA Mid-Cap Index Fund–17

LVIP SSGA Mid-Cap Index Fund

Notes to Financial Statements (continued)

3. Investments (continued)

During the year ended December 31, 2017, there were no material transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2017 and 2016 was as follows:

	Year Ended
	12/31/17	12/31/16
Ordinary income	$18,320,549	$14,608,178
Long-term capital gains	2,044,200	572,088

Total	$20,364,749	$15,180,266

5. Components of Net Assets on a Tax Basis

As of December 31, 2017, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$825,433,794
Undistributed long-term capital gains	45,280,533
Net unrealized appreciation	230,871,574

Net assets	$1,101,585,901

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales and mark-to-market on futures contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions and re-designation of dividends and distributions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2017, the Fund recorded the following reclassifications:

Distributions in Excess of Net Investment Income	Accumulated Net Realized Gain
$1,891,974	$(1,891,974)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/2017	12/31/2016
Shares sold:
Standard Class	9,203,140	11,225,897
Service Class	3,053,689	—
Shares reinvested:
Standard Class	1,569,686	1,309,779
Service Class	39,264	11

	13,865,779	12,535,687

Shares redeemed:
Standard Class	(17,045,709)	(40,399,786)
Service Class	(391,813)	—

	(17,437,522)	(40,399,786)

Net decrease	(3,571,743)	(27,864,099)

LVIP SSGA Mid-Cap Index Fund–18

LVIP SSGA Mid-Cap Index Fund

Notes to Financial Statements (continued)

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund’s investments; to facilitate investments in portfolio securities; and to reduce cost. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

During the year ended December 31, 2017, the Fund used futures contracts as a cash management tool; to facilitate investments in portfolio securities and to reduce transaction costs.

Fair values of derivative instruments as of December 31, 2017 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value

Futures contracts (Equity contracts)	Liabilities net of receivables and other assets	$133,045	Liabilities net of receivables and other assets	$—

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2017 was as follows:

	Location of Gain on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$2,144,631	$387,835

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2017.

	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$21,627,595	$—

8. Market Risk

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2017. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

LVIP SSGA Mid-Cap Index Fund–19

LVIP SSGA Mid-Cap Index Fund

Notes to Financial Statements (continued)

10. Recent Regulatory Reporting Updates

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amended Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. As of August 1, 2017, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.

11. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP SSGA Mid-Cap Index Fund–20

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of LVIP SSGA Mid-Cap Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of LVIP SSGA Mid-Cap Index Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the period from September 2, 2014 (commencement of operations) through December 31, 2014, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended and the period from September 2, 2014 (commencement of operations) through December 31, 2014, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.

Philadelphia, Pennsylvania

February 22, 2018

LVIP SSGA Mid-Cap Index Fund–21

LVIP SSGA Mid-Cap Index Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2017, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)	(B) Long-Term Capital Gains Distributions (Tax Basis)	Total Distributions (Tax Basis)
89.96%	10.04%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 22-23 and September 11-12, 2017, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various sub-advisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc.(“Morningstar”), an independent provider of investment company data and the sub-advisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the sub-advisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information (including total return and standard deviation) provided by Morningstar for the standard class of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2017. The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Funds, and had delegated those duties to unaffiliated sub-advisers responsible for investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the sub-adviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the sub-advisers’ investment performance.

LVIP SSGA Mid-Cap Index Fund–22

LVIP SSGA Mid-Cap Index Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver on assets up to $1 billion for the Fund through April 30, 2018. The Board noted that the investment management fees, without giving effect to the advisory fee waiver, were higher than the median investment management fee of the Morningstar peer group. The Board considered that the Fund’s net expense ratio was the same as the median net expense ratio of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented a partial advisory fee waiver and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA Funds Management, Inc. (“SSGA”) on behalf of the Funds, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board reviewed the services provided by SSGA and the reputation, resources and investment approach of SSGA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.

Performance. The Board reviewed the LVIP SSGA Mid-Cap Index Fund’s total return compared to the total return and standard deviation of a peer group of funds included in the Morningstar Mid-Cap Blend funds category and the S&P MidCap 400 TR Index. The Board noted that the Fund’s total return was within range of the return of the Morningstar peer group median and below the benchmark index for the one year period. The Board considered that the Fund commenced operations in September 2014, which provided a limited period of time to evaluate investment performance. The Board concluded that the services provided by SSGA were satisfactory.

Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedules and noted that the subadvisory fees for the SSGA Funds were lower than or within range of the fees charged by SSGA to other sub-advised funds and clients with similar investment objectives as the Funds. The Board considered that LIAC compensates SSGA from its fees and that the subadvisory fee schedule for each SSGA Fund was negotiated between LIAC and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees for each SSGA Fund were reasonable.

Profitability and Fallout Benefits. The Board considered information regarding SSGA’s estimated profitability from providing subadvisory services to the Funds, and noted that the subadvisory fees were negotiated between LIAC and SSGA, an unaffiliated party, and that LIAC compensates SSGA from its fees. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Funds in the marketplace and its ability to leverage resources.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.

LVIP SSGA Mid-Cap Index Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.

The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.

The term Fund Complex includes the 92 series of Lincoln Variable Insurance Products Trust.

Interested Trustee

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	Formerly: Lincoln Advisors Trust

* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of both the Advisor and The Lincoln National Life Insurance Company, the parent company of the Trust’s Adviser.

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	92	Formerly: Lincoln Advisors Trust

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	Formerly: Lincoln Advisors Trust

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	Formerly: Lincoln Advisors Trust

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Formerly: Lincoln Advisors Trust

LVIP SSGA Mid-Cap Index Fund–24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Charles I. Plosser*** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Public Governor for the Financial Industry Regulatory Authority (FINRA); Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	92	Rochester Gas and Electric Corporation

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Associated Grocers of New England (Director Emeritus); Formerly: Lincoln Trust Advisors

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	Formerly: Lincoln Advisors Trust

Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	92	St. Vincent Health; Formerly: Lincoln Advisors Trust

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	92	Formerly: Lincoln Advisors Trust

Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012	92	Trustee of FundVantage Trust

**Steve A. Cobb, is the son-in-law of Kenneth G. Stella.

***Charles I. Plosser was appointed Trustee effective January 1, 2018.

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.

Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.

LVIP SSGA Mid-Cap Index Fund–25

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.

Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Vice President, Secretary, and Chief Legal Officer	Since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President and Chief Compliance Officer, Lincoln National Corporation; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Deputy General Counsel, Janney Montgomery Scott LLC.

Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.

Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.

John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site http://www.sec.gov.

LVIP SSGA Mid-Cap Index Fund–26

LVIP SSGA S&P 500 Index Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2017

LVIP SSGA S&P 500 Index Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSGA S&P 500 Index Fund

2017 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation

Subadvised by: State Street Global Advisors

The Fund returned 21.57% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2017, while its benchmark, the S&P 500® Index1, returned 21.83%.

The U.S. economy improved this year, but did not surprise to the upside the way the Eurozone and Japan did. Growth accelerated from an anemic 1.5% in 2016 to (an estimated) 2.3% in 2017. Again, the year started slowly, with GDP rising just 1.2% (annualized) in the first quarter, but then picking up to 3.1% in the second quarter and 3.3% in the third quarter and 2.6% in the fourth quarter. It is the first time there has been three consecutive 3.0% or higher quarters so far in this recovery. Growth in the U.S. economy was driven primarily by consumer spending in 2017, which contributed 1.9 percentage points, about the same as in 2016. This year’s improvement reflects slightly smaller drags from inventories and international trade, and a pick-up in business fixed investment caused by the rebound in oil prices and the associated revival of the energy-related mining sector.

Across U.S. equities, 2017 was notable for considerable dispersion in style and sector outcomes that in many cases were further stretched in the fourth quarter. Growth outpaced value in the fourth quarter with the Russell 1000® Growth Index2 gaining 7.9% against a gain of 5.3% in Russell 1000® Value Index3, taking the year to date differential of growth over value to 21.8% against 13.7%. Small capitalization equities also continued to underperform large cap equities in the fourth quarter with the small cap Russell 2000® Index4 returning 3.3% against a return of 6.6% for the larger cap Russell 1000® Index5. For the year large cap stocks outpaced small cap stocks. Among U.S. sectors, the aforementioned strong outperformance of growth stocks in 2017 was led by a gain in the Information Technology sector, inclusive of a gain in the fourth quarter that was only second to a gain in Consumer Discretionary sector. On the other end of the spectrum, both the Energy and Utilities sectors were down in 2017. Some of the negative performance of the Energy sector was reversed in the fourth quarter, though the poor performance of the Energy sector was somewhat surprising given a return to positive earnings in 2017 coincident with a gain in crude oil prices.

Small security misweights, cash drag, futures exposure, as-of cash flows, and compounding contributed to the difference between the Fund’s performance and that of the Index. Security misweights and compounding were primary drivers of Fund performance during the period, contributed 2bps and 1bps to the performance respectively. The Fund used futures in order to gain market exposure for the cash position during the period. The Fund’s use of futures detracted 1bps from Fund performance.

On an individual security level, the top positive contributors to the Fund’s performance were Apple Inc., Microsoft Corporation and Amazon.com, Inc. The top negative contributors to the Fund’s performance were General Electric Company, Schlumberger NV and Exxon Mobil Corporation.

Portfolio Managers:

SSGA Funds Management, Inc.:	Michael Feehily Keith Richardson Karl Schneider

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 12/31/07 through 12/31/17

This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA S&P 500 Index Fund Standard Class shares on 12/31/07. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/17, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $22,028. For comparison, look at how the S&P 500 Index did over the same period. The same $10,000 investment would have increased to $22,603. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/17

Standard Class Shares
One Year	+ 21.57%
Five Years	+ 15.53%
Ten Years	+ 8.22%

Service Class Shares
One Year	+ 21.27%
Five Years	+ 15.24%
Ten Years	+ 7.95%

LVIP SSGA S&P 500 Index Fund–1

LVIP SSGA S&P 500 Index Fund

2017 Annual Report Commentary (unaudited) (continued)

1.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.

2.	The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

3.	The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

4.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index, representing approximately 10% of the total market capitalization of that index.

5.

The Russell 1000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 1000® Index is a subset of the Russell 3000® Index, representing approximately 10% of the total market capitalization of that index.

“Standard & Poor’s®”, “S&P 500®”, “Standard & Poor’s 500®” and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of purchasing the products. (Please see the Statement of Additional Information which sets forth additional disclaimers and limitations of liability on behalf of S&P.)

LVIP SSGA S&P 500 Index Fund–2

LVIP SSGA S&P 500 Index Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2017 to December 31, 2017

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Annualized Expense Ratio	Expenses Paid During Period 7/1/17 to 12/31/17*
Actual
Standard Class Shares	$1,000.00	$1,113.10	0.24%	$1.28
Service Class Shares	1,000.00	1,111.70	0.49%	2.61
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.00	0.24%	$1.22
Service Class Shares	1,000.00	1,022.74	0.49%	2.50

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP SSGA S&P 500 Index Fund–3

LVIP SSGA S&P 500 Index Fund

Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)

As of December 31, 2017

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Common Stock	98.62%

Aerospace & Defense	2.50%
Air Freight & Logistics	0.72%
Airlines	0.54%
Auto Components	0.18%
Automobiles	0.48%
Banks	6.51%
Beverages	1.98%
Biotechnology	2.73%
Building Products	0.33%
Capital Markets	3.02%
Chemicals	2.18%
Commercial Services & Supplies	0.30%
Communications Equipment	1.04%
Construction & Engineering	0.09%
Construction Materials	0.13%
Consumer Finance	0.78%
Containers & Packaging	0.36%
Distributors	0.11%
Diversified Consumer Services	0.02%
Diversified Financial Services	1.68%
Diversified Telecommunication Services	2.03%
Electric Utilities	1.77%
Electrical Equipment	0.56%
Electronic Equipment, Instruments & Components	0.41%
Energy Equipment & Services	0.80%
Equity Real Estate Investment Trusts	2.80%
Food & Staples Retailing	1.79%
Food Products	1.23%
Health Care Equipment & Supplies	2.66%
Health Care Providers & Services	2.77%
Health Care Technology	0.16%
Hotels, Restaurants & Leisure	1.83%
Household Durables	0.41%
Household Products	1.62%
Independent Power & Renewable Electricity Producers	0.07%
Industrial Conglomerates	1.88%
Insurance	2.62%
Internet & Direct Marketing Retail	2.82%
Internet Software & Services	4.79%
IT Services	3.98%
Leisure Products	0.07%
Life Sciences Tools & Services	0.73%

Security Type/Sector	Percentage of Net Assets
Machinery	1.73%
Media	2.72%
Metals & Mining	0.28%
Multiline Retail	0.47%
Multi-Utilities	0.97%
Oil, Gas & Consumable Fuels	5.20%
Personal Products	0.17%
Pharmaceuticals	4.54%
Professional Services	0.29%
Real Estate Management & Development	0.06%
Road & Rail	0.95%
Semiconductors & Semiconductor Equipment	3.83%
Software	5.18%
Specialty Retail	2.26%
Technology Hardware, Storage & Peripherals	4.26%
Textiles, Apparel & Luxury Goods	0.67%
Tobacco	1.30%
Trading Companies & Distributors	0.19%
Water Utilities	0.07%
Money Market Fund	1.11%
Short-Term Investment	0.08%
Total Value of Securities	99.81%
Receivables and Other Assets Net of Liabilities	0.19%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Apple	3.76%
Microsoft	2.85%
Alphabet Class A & Class C	2.72%
Amazon.com	2.02%
Facebook Class A	1.81%
Berkshire Hathaway Class B	1.65%
Johnson & Johnson	1.62%
JPMorgan Chase & Co.	1.60%
Exxon Mobil	1.53%
Bank of America	1.23%
Total	20.79%

IT–Information Technology

LVIP SSGA S&P 500 Index Fund–4

LVIP SSGA S&P 500 Index Fund

Statement of Net Assets

December 31, 2017

	Number of Shares	Value (U.S. $)

COMMON STOCK–98.62%
Aerospace & Defense–2.50%
Arconic	150,360	$4,097,310
Boeing	194,189	57,268,278
General Dynamics	95,880	19,506,786
L3 Technologies	27,176	5,376,772
Lockheed Martin	86,302	27,707,257
Northrop Grumman	59,933	18,394,037
Raytheon	99,901	18,766,403
Rockwell Collins	56,905	7,717,456
Textron	90,022	5,094,345
TransDigm Group	16,400	4,503,768
United Technologies	257,859	32,895,073

		201,327,485

Air Freight & Logistics–0.72%
CH Robinson Worldwide	47,627	4,243,089
Expeditors International of Washington	63,176	4,086,855
FedEx	84,903	21,186,695
United Parcel Service Class B	239,824	28,575,030

		58,091,669

Airlines–0.54%
Alaska Air Group	44,700	3,285,897
American Airlines Group	152,400	7,929,372
Delta Air Lines	234,300	13,120,800
Southwest Airlines	193,681	12,676,421
†United Continental Holdings	90,900	6,126,660

		43,139,150

Auto Components–0.18%
Aptiv	93,524	7,933,641
BorgWarner	70,798	3,617,070
Goodyear Tire & Rubber	88,037	2,844,475

		14,395,186

Automobiles–0.48%
Ford Motor	1,355,602	16,931,469
General Motors	451,406	18,503,132
Harley-Davidson	57,393	2,920,156

		38,354,757

Banks–6.51%
Bank of America	3,365,501	99,349,590
BB&T	281,526	13,997,473
Citigroup	917,362	68,260,906
Citizens Financial Group	171,100	7,182,778
Comerica	63,052	5,473,544
Fifth Third Bancorp	261,012	7,919,104
Huntington Bancshares	391,420	5,699,075
JPMorgan Chase & Co.	1,203,760	128,730,094
KeyCorp	373,194	7,527,323
M&T Bank	53,685	9,179,598
People’s United Financial	108,817	2,034,878

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Banks (continued)
PNC Financial Services Group	165,046	$23,814,487
Regions Financial	424,714	7,339,058
SunTrust Banks	164,664	10,635,648
US Bancorp	547,756	29,348,766
Wells Fargo & Co.	1,542,682	93,594,517
Zions Bancorporation	71,242	3,621,231

		523,708,070

Beverages–1.98%
Brown-Forman Class B	68,040	4,672,307
Coca-Cola	1,331,597	61,093,670
Constellation Brands Class A	59,035	13,493,630
Dr Pepper Snapple Group	61,958	6,013,643
Molson Coors Brewing Class B	64,517	5,294,910
†Monster Beverage	144,251	9,129,646
PepsiCo	493,075	59,129,554

		158,827,360

Biotechnology–2.73%
AbbVie	553,610	53,539,623
†Alexion Pharmaceuticals	77,705	9,292,741
Amgen	251,757	43,780,542
†Biogen	72,849	23,207,506
†Celgene	273,440	28,536,198
Gilead Sciences	453,649	32,499,414
†Incyte	59,200	5,606,832
†Regeneron Pharmaceuticals	26,162	9,835,866
†Vertex Pharmaceuticals	87,300	13,082,778

		219,381,500

Building Products–0.33%
Allegion	33,625	2,675,205
AO Smith	51,700	3,168,176
Fortune Brands Home & Security	55,400	3,791,576
Johnson Controls International	320,189	12,202,403
Masco	115,021	5,054,023

		26,891,383

Capital Markets–3.02%
Affiliated Managers Group	19,500	4,002,375
Ameriprise Financial	51,382	8,707,708
Bank of New York Mellon	355,603	19,152,778
BlackRock	42,691	21,930,794
Cboe Global Markets	39,700	4,946,223
Charles Schwab	410,325	21,078,395
CME Group	116,953	17,080,986
†E*TRADE Financial	93,543	4,636,926
Franklin Resources	111,956	4,851,053
Goldman Sachs Group	123,986	31,586,673
Intercontinental Exchange	202,330	14,276,405
Invesco	143,439	5,241,261
Moody’s	56,942	8,405,209
Morgan Stanley	487,220	25,564,433

LVIP SSGA S&P 500 Index Fund–5

LVIP SSGA S&P 500 Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Capital Markets (continued)
Nasdaq	41,177	$3,163,629
Northern Trust	74,984	7,490,152
Raymond James Financial	44,800	4,000,640
S&P Global	89,779	15,208,563
State Street	131,490	12,834,739
T. Rowe Price Group	82,335	8,639,412

		242,798,354

Chemicals–2.18%
Air Products & Chemicals	75,299	12,355,060
Albemarle	37,600	4,808,664
CF Industries Holdings	80,590	3,428,299
DowDuPont	812,582	57,872,090
Eastman Chemical	52,227	4,838,309
Ecolab	90,959	12,204,879
FMC	46,801	4,430,183
International Flavors & Fragrances	28,420	4,337,176
LyondellBasell Industries Class A	111,460	12,296,267
Monsanto	152,152	17,768,311
Mosaic	123,247	3,162,518
PPG Industries	89,956	10,508,660
Praxair	98,984	15,310,845
Sherwin-Williams	28,616	11,733,705

		175,054,966

Commercial Services & Supplies–0.30%
Cintas	29,008	4,520,317
Republic Services	81,337	5,499,195
†Stericycle	29,701	2,019,371
Waste Management	138,971	11,993,197

		24,032,080

Communications Equipment–1.04%
Cisco Systems	1,725,924	66,102,889
†F5 Networks	23,296	3,056,901
Harris	40,858	5,787,536
Juniper Networks	127,104	3,622,464
Motorola Solutions	57,102	5,158,595

		83,728,385

Construction & Engineering–0.09%
Fluor	51,837	2,677,381
Jacobs Engineering Group	40,434	2,667,027
†Quanta Services	51,987	2,033,212

		7,377,620

Construction Materials–0.13%
Martin Marietta Materials	21,300	4,708,152
Vulcan Materials	46,963	6,028,640

		10,736,792

Consumer Finance–0.78%
American Express	252,750	25,100,603
Capital One Financial	167,430	16,672,679

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Consumer Finance (continued)
Discover Financial Services	127,611	$9,815,838
Navient	109,964	1,464,720
Synchrony Financial	256,268	9,894,507

		62,948,347

Containers & Packaging–0.36%
Avery Dennison	31,943	3,668,973
Ball	124,556	4,714,445
International Paper	142,101	8,233,332
Packaging Corp. of America	33,100	3,990,205
Sealed Air	60,697	2,992,362
WestRock	86,218	5,449,840

		29,049,157

Distributors–0.11%
Genuine Parts	49,941	4,744,894
†LKQ	109,600	4,457,432

		9,202,326

Diversified Consumer Services–0.02%
H&R Block	74,314	1,948,513

		1,948,513

Diversified Financial Services–1.68%
†Berkshire Hathaway Class B	667,669	132,345,349
Leucadia National	111,225	2,946,350

		135,291,699

Diversified Telecommunication Services–2.03%
AT&T	2,132,235	82,901,297
CenturyLink	337,177	5,624,112
Verizon Communications	1,416,658	74,983,708

		163,509,117

Electric Utilities–1.77%
Alliant Energy	82,000	3,494,020
American Electric Power	168,978	12,431,711
Duke Energy	240,948	20,266,136
Edison International	114,304	7,228,585
Entergy	63,372	5,157,847
Eversource Energy	111,174	7,023,973
Exelon	327,956	12,924,746
FirstEnergy	147,706	4,522,758
NextEra Energy	162,458	25,374,315
PG&E	174,473	7,821,625
Pinnacle West Capital	39,983	3,405,752
PPL	240,298	7,437,223
Southern	348,526	16,760,615
Xcel Energy	177,477	8,538,418

		142,387,724

Electrical Equipment–0.56%
Acuity Brands	15,700	2,763,200
AMETEK	83,000	6,015,010

LVIP SSGA S&P 500 Index Fund–6

LVIP SSGA S&P 500 Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Electrical Equipment (continued)
Eaton	156,517	$12,366,408
Emerson Electric	223,030	15,542,961
Rockwell Automation	44,290	8,696,342

		45,383,921

Electronic Equipment, Instruments & Components–0.41%
Amphenol Class A	104,632	9,186,690
Corning	309,760	9,909,222
FLIR Systems	49,450	2,305,359
TE Connectivity	123,011	11,690,965

		33,092,236

Energy Equipment & Services–0.80%
Baker Hughes a GE Company	149,997	4,745,905
Halliburton	304,837	14,897,384
Helmerich & Payne	38,008	2,456,837
National Oilwell Varco	135,690	4,887,554
Schlumberger	478,973	32,277,990
TechnipFMC	149,016	4,665,691

		63,931,361

Equity Real Estate Investment Trusts–2.80%
Alexandria Real Estate Equities	33,200	4,335,588
American Tower	147,903	21,101,321
Apartment Investment & Management	56,213	2,457,070
AvalonBay Communities	48,548	8,661,449
Boston Properties	52,712	6,854,141
Crown Castle International	142,365	15,803,939
Digital Realty Trust	72,000	8,200,800
Duke Realty	124,800	3,395,808
Equinix	27,142	12,301,297
Equity Residential	128,742	8,209,877
Essex Property Trust	23,600	5,696,332
Extra Space Storage	43,800	3,830,310
Federal Realty Investment Trust	24,600	3,267,126
Four Corners Property Trust	1	26
GGP	208,500	4,876,815
HCP	166,323	4,337,704
Host Hotels & Resorts	265,751	5,275,157
Iron Mountain	89,100	3,361,743
Kimco Realty	143,945	2,612,602
Macerich	36,410	2,391,409
Mid-America Apartment Communities	41,100	4,133,016
Prologis	185,389	11,959,444
Public Storage	51,751	10,815,959
Realty Income	97,900	5,582,258
Regency Centers	52,100	3,604,278
†SBA Communications	42,500	6,942,800
Simon Property Group	106,948	18,367,250
SL Green Realty	34,900	3,522,457
UDR	93,300	3,593,916
Ventas	123,695	7,422,937
Vornado Realty Trust	60,774	4,751,311

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Equity Real Estate Investment Trusts (continued)
Welltower	126,101	$8,041,461
Weyerhaeuser	266,507	9,397,037

		225,104,638

Food & Staples Retailing–1.79%
Costco Wholesale	152,048	28,299,174
CVS Health	350,221	25,391,023
Kroger	307,146	8,431,158
Sysco	166,518	10,112,638
Walgreens Boots Alliance	298,962	21,710,620
Wal-Mart Stores	508,295	50,194,131

		144,138,744

Food Products–1.23%
Archer-Daniels-Midland	199,123	7,980,850
Campbell Soup	62,850	3,023,713
Conagra Brands	149,152	5,618,556
General Mills	198,112	11,746,060
Hershey	50,030	5,678,905
Hormel Foods	94,272	3,430,558
JM Smucker	40,147	4,987,863
Kellogg	84,777	5,763,140
Kraft Heinz	207,224	16,113,738
McCormick & Co.	41,319	4,210,819
Mondelez International	519,208	22,222,102
Tyson Foods Class A	102,550	8,313,729

		99,090,033

Health Care Equipment & Supplies–2.66%
Abbott Laboratories	604,480	34,497,674
†Align Technology	24,600	5,465,874
Baxter International	174,122	11,255,246
Becton Dickinson & Co.	91,614	19,610,855
†Boston Scientific	479,187	11,879,046
Cooper	17,600	3,834,688
Danaher	211,501	19,631,523
DENTSPLY SIRONA	82,775	5,449,078
†Edwards Lifesciences	72,916	8,218,362
†Hologic	95,100	4,065,525
†IDEXX Laboratories	29,700	4,644,486
†Intuitive Surgical	38,469	14,038,877
Medtronic	470,096	37,960,252
ResMed	49,800	4,217,562
Stryker	110,712	17,142,646
†Varian Medical Systems	32,432	3,604,817
Zimmer Biomet Holdings	69,290	8,361,224

		213,877,735

Health Care Providers & Services–2.77%
Aetna	114,244	20,608,475
AmerisourceBergen	55,178	5,066,444
Anthem	91,488	20,585,715
Cardinal Health	108,061	6,620,897

LVIP SSGA S&P 500 Index Fund–7

LVIP SSGA S&P 500 Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Health Care Providers & Services (continued)
†Centene	60,800	$6,133,504
Cigna	86,656	17,598,967
†DaVita	56,628	4,091,373
†Envision Healthcare	42,500	1,468,800
†Express Scripts Holding	198,432	14,810,964
†HCA Healthcare	101,100	8,880,624
†Henry Schein	55,400	3,871,352
Humana	50,232	12,461,052
†Laboratory Corp. of America Holdings	34,947	5,574,396
McKesson	73,487	11,460,298
Patterson	30,024	1,084,767
Quest Diagnostics	47,611	4,689,207
UnitedHealth Group	336,346	74,150,839
Universal Health Services Class B	32,000	3,627,200

		222,784,874

Health Care Technology–0.16%
†Cerner	109,629	7,387,898
†IQVIA Holdings	53,400	5,227,860

		12,615,758

Hotels, Restaurants & Leisure–1.83%
Carnival	139,791	9,277,929
†Chipotle Mexican Grill	8,822	2,549,823
Darden Restaurants	40,630	3,901,293
Hilton Worldwide Holdings	70,700	5,646,102
Marriott International Class A	107,527	14,594,640
McDonald’s	279,518	48,110,638
MGM Resorts International	176,900	5,906,691
†Norwegian Cruise Line Holdings	62,700	3,338,775
Royal Caribbean Cruises	59,500	7,097,160
Starbucks	497,706	28,583,256
Wyndham Worldwide	34,873	4,040,735
Wynn Resorts	28,350	4,779,527
Yum Brands	117,524	9,591,134

		147,417,703

Household Durables–0.41%
DR Horton	116,474	5,948,327
Garmin	37,124	2,211,477
Leggett & Platt	48,336	2,307,077
Lennar	68,943	4,359,955
†Mohawk Industries	21,700	5,987,030
Newell Brands	166,803	5,154,213
PulteGroup	93,641	3,113,563
Whirlpool	24,808	4,183,621

		33,265,263

Household Products–1.62%
Church & Dwight	84,600	4,244,382
Clorox	45,885	6,824,935
Colgate-Palmolive	303,352	22,887,908
Kimberly-Clark	121,431	14,651,864

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Household Products (continued)
Procter & Gamble	884,831	$81,298,272

		129,907,361

Independent Power & Renewable Electricity Producers–0.07%
AES	228,515	2,474,817
NRG Energy	101,055	2,878,046

		5,352,863

Industrial Conglomerates–1.88%
3M	207,271	48,785,375
General Electric	3,011,583	52,552,123
Honeywell International	264,572	40,574,762
Roper Technologies	35,164	9,107,476

		151,019,736

Insurance–2.62%
Aflac	135,711	11,912,712
Allstate	124,172	13,002,050
American International Group	310,944	18,526,044
Aon	89,496	11,992,464
Arthur J. Gallagher & Co.	63,400	4,011,952
Assurant	19,716	1,988,161
†Brighthouse Financial	34,728	2,036,450
Chubb	161,746	23,635,943
Cincinnati Financial	52,875	3,964,039
Everest Re Group	14,100	3,119,766
Hartford Financial Services Group	124,489	7,006,241
ÞLincoln National	75,536	5,806,452
Loews	96,708	4,838,301
Marsh & McLennan	178,869	14,558,148
MetLife	365,815	18,495,606
Principal Financial Group	95,833	6,761,976
Progressive	199,718	11,248,118
Prudential Financial	149,325	17,169,389
Torchmark	38,379	3,481,359
Travelers	94,806	12,859,486
Unum Group	80,911	4,441,205
Willis Towers Watson	46,073	6,942,740
XL Group	87,042	3,060,397

		210,858,999

Internet & Direct Marketing Retail–2.82%
†Amazon.com	138,758	162,273,318
Expedia	41,749	5,000,278
†Netflix	150,300	28,851,588
†Priceline Group	16,875	29,324,363
†TripAdvisor	39,134	1,348,558

		226,798,105

Internet Software & Services–4.79%
†Akamai Technologies	62,403	4,058,691
†Alphabet Class A	103,420	108,942,628
†Alphabet Class C	104,798	109,660,627

LVIP SSGA S&P 500 Index Fund–8

LVIP SSGA S&P 500 Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Internet Software & Services (continued)
†eBay	341,944	$12,904,967
†Facebook Class A	827,400	146,003,004
†VeriSign	31,387	3,591,928

		385,161,845

IT Services–3.98%
Accenture Class A	214,567	32,848,062
Alliance Data Systems	17,000	4,309,160
Automatic Data Processing	152,868	17,914,601
Cognizant Technology Solutions
Class A	203,016	14,418,196
CSRA	49,285	1,474,607
DXC Technology	99,450	9,437,805
Fidelity National Information Services	113,589	10,687,589
†Fiserv	72,112	9,456,047
†Gartner	31,500	3,879,225
Global Payments	55,226	5,535,854
International Business Machines	299,063	45,882,245
Mastercard Class A	322,220	48,771,219
Paychex	109,376	7,446,318
†PayPal Holdings	389,544	28,678,229
Total System Services	58,068	4,592,598
Visa Class A	631,528	72,006,823
Western Union	156,387	2,972,917

		320,311,495

Leisure Products–0.07%
Hasbro	39,684	3,606,879
Mattel	118,368	1,820,500

		5,427,379

Life Sciences Tools & Services–0.73%
Agilent Technologies	109,837	7,355,784
†Illumina	51,400	11,230,386
†Mettler-Toledo International	9,100	5,637,632
PerkinElmer	39,675	2,901,036
Thermo Fisher Scientific	139,253	26,441,360
†Waters	27,216	5,257,859

		58,824,057

Machinery–1.73%
Caterpillar	206,581	32,553,034
Cummins	54,529	9,632,003
Deere & Co.	110,000	17,216,100
Dover	55,851	5,640,392
Flowserve	47,884	2,017,353
Fortive	108,600	7,857,210
Illinois Tool Works	106,619	17,789,380
Ingersoll-Rand	89,175	7,953,518
PACCAR	123,955	8,810,721
Parker-Hannifin	45,582	9,097,256
Pentair	58,794	4,152,032
Snap-on	20,375	3,551,363

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Machinery (continued)
Stanley Black & Decker	52,040	$8,830,668
Xylem	63,873	4,356,139

		139,457,169

Media–2.72%
CBS Class B	125,874	7,426,566
†Charter Communications Class A	67,300	22,610,108
Comcast Class A	1,623,744	65,030,947
†Discovery Communications Class A	52,143	1,166,960
†Discovery Communications Class C	78,143	1,654,287
†DISH Network Class A	79,100	3,777,025
Interpublic Group	135,580	2,733,293
News Class A	135,890	2,202,777
News Class B	38,200	634,120
Omnicom Group	78,697	5,731,503
Scripps Networks Interactive Class A	33,553	2,864,755
Time Warner	267,933	24,507,832
Twenty-First Century Fox Class A	366,957	12,671,025
Twenty-First Century Fox Class B	154,500	5,271,540
Viacom Class B	123,923	3,818,068
Walt Disney	523,990	56,334,165

		218,434,971

Metals & Mining–0.28%
†Freeport-McMoRan	459,461	8,711,381
Newmont Mining	186,932	7,013,689
Nucor	111,943	7,117,336

		22,842,406

Multiline Retail–0.47%
Dollar General	89,729	8,345,694
†Dollar Tree	83,683	8,980,023
Kohl’s	56,603	3,069,581
Macy’s	112,117	2,824,227
Nordstrom	40,611	1,924,149
Target	187,538	12,236,855

		37,380,529

Multi-Utilities–0.97%
Ameren	85,201	5,026,007
CenterPoint Energy	150,835	4,277,681
CMS Energy	96,538	4,566,247
Consolidated Edison	105,312	8,946,254
Dominion Energy	221,110	17,923,177
DTE Energy	62,092	6,796,590
NiSource	110,795	2,844,108
Public Service Enterprise Group	174,889	9,006,784
SCANA	49,706	1,977,305
Sempra Energy	86,588	9,257,989
WEC Energy Group	110,658	7,351,011

		77,973,153

LVIP SSGA S&P 500 Index Fund–9

LVIP SSGA S&P 500 Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Oil, Gas & Consumable Fuels–5.20%
Anadarko Petroleum	197,727	$10,606,076
Andeavor	49,161	5,621,069
Apache	135,726	5,730,352
Cabot Oil & Gas	157,096	4,492,946
†Chesapeake Energy	270,105	1,069,616
Chevron	659,234	82,529,504
Cimarex Energy	33,700	4,111,737
†Concho Resources	51,000	7,661,220
ConocoPhillips	419,010	22,999,459
Devon Energy	186,614	7,725,820
EOG Resources	200,402	21,625,380
EQT	84,607	4,815,830
Exxon Mobil	1,470,710	123,010,184
Hess	96,620	4,586,551
Kinder Morgan	666,381	12,041,505
Marathon Oil	302,129	5,115,044
Marathon Petroleum	173,720	11,462,046
†Newfield Exploration	73,397	2,314,207
Noble Energy	171,285	4,991,245
Occidental Petroleum	265,498	19,556,583
ONEOK	133,177	7,118,311
Phillips 66	147,671	14,936,922
Pioneer Natural Resources	59,514	10,286,995
Range Resources	78,406	1,337,606
Valero Energy	151,745	13,946,883
Williams	282,218	8,604,827

		418,297,918

Personal Products–0.17%
Coty Class A	173,567	3,452,248
Estee Lauder Class A	78,567	9,996,865

		13,449,113

Pharmaceuticals–4.54%
Allergan	115,103	18,828,549
Bristol-Myers Squibb	565,526	34,655,433
Eli Lilly & Co.	333,952	28,205,586
Johnson & Johnson	932,081	130,230,357
Merck & Co.	949,881	53,449,804
†Mylan	188,605	7,979,878
Perrigo	46,651	4,066,101
Pfizer	2,069,948	74,973,517
Zoetis	170,921	12,313,149

		364,702,374

Professional Services–0.29%
Equifax	42,618	5,025,515
†IHS Markit	127,800	5,770,170
Nielsen Holdings	120,300	4,378,920
Robert Half International	47,717	2,650,202
†Verisk Analytics Class A	55,000	5,280,000

		23,104,807

Number of Shares		Value (U.S. $)

COMMON STOCK (continued)
Real Estate Management & Development–0.06%
†CBRE Group Class A	104,876	$4,542,180

		4,542,180

Road & Rail–0.95%
CSX	314,204	17,284,362
JB Hunt Transport Services	28,800	3,311,424
Kansas City Southern	35,738	3,760,352
Norfolk Southern	101,232	14,668,517
Union Pacific	276,002	37,011,868

		76,036,523

Semiconductors & Semiconductor Equipment–3.83%
†Advanced Micro Devices	270,100	2,776,628
Analog Devices	128,456	11,436,438
Applied Materials	367,053	18,763,749
Broadcom	141,185	36,270,427
Intel	1,622,228	74,882,044
KLA-Tencor	56,221	5,907,140
Lam Research	56,750	10,445,973
Microchip Technology	81,203	7,136,120
†Micron Technology	400,159	16,454,538
NVIDIA	210,210	40,675,635
†Qorvo	46,100	3,070,260
QUALCOMM	513,924	32,901,414
Skyworks Solutions	62,700	5,953,365
Texas Instruments	341,324	35,647,879
Xilinx	88,755	5,983,862

		308,305,472

Software–5.18%
Activision Blizzard	259,600	16,437,872
†Adobe Systems	170,100	29,808,324
†ANSYS	29,400	4,339,146
†Autodesk	77,103	8,082,707
CA	112,419	3,741,304
†Cadence Design Systems	98,500	4,119,270
†Citrix Systems	50,656	4,457,728
†Electronic Arts	105,979	11,134,154
Intuit	83,640	13,196,719
Microsoft	2,676,588	228,955,338
Oracle	1,056,978	49,973,920
†Red Hat	61,803	7,422,540
†salesforce.com	238,336	24,365,089
Symantec	215,525	6,047,632
†Synopsys	52,800	4,500,672

		416,582,415

Specialty Retail–2.26%
Advance Auto Parts	25,800	2,572,002
†AutoZone	9,927	7,061,770
Best Buy	90,477	6,194,960
†CarMax	62,209	3,989,463
Foot Locker	41,100	1,926,768

LVIP SSGA S&P 500 Index Fund–10

LVIP SSGA S&P 500 Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Specialty Retail (continued)
Gap	75,150	$2,559,609
Home Depot	406,985	77,135,867
L Brands	85,443	5,145,377
Lowe’s	290,897	27,035,967
†O’Reilly Automotive	30,157	7,253,965
Ross Stores	137,226	11,012,387
Signet Jewelers	25,100	1,419,405
Tiffany & Co.	34,515	3,587,834
TJX	218,846	16,732,965
Tractor Supply	42,700	3,191,825
†Ulta Beauty	20,800	4,652,128

		181,472,292

Technology Hardware, Storage & Peripherals–4.26%
Apple	1,784,689	302,022,918
Hewlett Packard Enterprise	577,976	8,299,735
HP	573,576	12,050,832
NetApp	91,843	5,080,755
Seagate Technology	103,772	4,341,820
Western Digital	102,734	8,170,435
Xerox	74,696	2,177,388

		342,143,883

Textiles, Apparel & Luxury Goods–0.67%
Hanesbrands	122,200	2,555,202
†Michael Kors Holdings	51,100	3,216,745
NIKE Class B	452,768	28,320,638
PVH	26,133	3,585,709
Ralph Lauren	21,272	2,205,694
Tapestry	96,734	4,278,545
†Under Armour Class A	63,800	920,634
†Under Armour Class C	64,252	855,837
VF	111,852	8,277,048

		54,216,052

Tobacco–1.30%
Altria Group	661,901	47,266,350

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Tobacco (continued)
Philip Morris International	539,316	$56,978,735

		104,245,085

Trading Companies & Distributors–0.19%
Fastenal	99,403	5,436,350
†United Rentals	30,300	5,208,873
WW Grainger	17,753	4,194,146

		14,839,369

Water Utilities–0.07%
American Water Works	63,900	5,846,211

		5,846,211

Total Common Stock (Cost $4,165,049,737)		7,930,417,668

MONEY MARKET FUND–1.11%
Dreyfus Treasury & Agency Cash Management Fund—Institutional Shares (seven-day effective yield 1.15%)	88,933,973	88,933,973

Total Money Market Fund (Cost $88,933,973)		88,933,973

	Principal Amount°
SHORT-TERM INVESTMENT–0.08%
≠U.S. Treasury Obligations–0.08%
U.S. Treasury Bill ¥1.047% 2/1/18	6,895,000	6,887,758

Total Short-Term Investment (Cost $6,888,380)		6,887,758

TOTAL VALUE OF SECURITIES–99.81% (Cost $4,260,872,090)	8,026,239,399
« RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.19%	14,975,318

NET ASSETS APPLICABLE TO 437,411,209 SHARES OUTSTANDING–100.00%	$8,041,214,717

NET ASSET VALUE PER SHARE –LVIP SSGA S&P 500 INDEX FUND STANDARD CLASS ($6,790,531,012 / 369,358,245 Shares)	$18.385

NET ASSET VALUE PER SHARE –LVIP SSGA S&P 500 INDEX FUND SERVICE CLASS ($1,250,683,705 / 68,052,964 Shares)	$18.378

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2017:
Shares of beneficial interest (unlimited authorization–no par)	$4,238,903,567
Accumulated net realized gain on investments	35,629,883
Net unrealized appreciation of investments and derivatives	3,766,681,267

TOTAL NET ASSETS	$8,041,214,717

LVIP SSGA S&P 500 Index Fund–11

LVIP SSGA S&P 500 Index Fund

Statement of Net Assets (continued)

†	Non-income producing.

«

Includes $378,300 variation margin due to broker on futures contracts, $1,606,309 due to manager and affiliates, $372,809 other accrued expenses payable and $3,799,826 payable for fund shares redeemed as of December 31, 2017.

Þ	Considered an affiliated investment. See Note 2 in “Notes to Financial Statements.”

≠	The rate shown is the effective yield at the time of purchase.

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

¥	Fully or partially pledged as collateral for derivatives.

The following futures contracts were outstanding at December 31, 2017:1

Futures Contracts

Contracts to Buy (Sell)	Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation
Equity Contracts:
780 E-mini S&P 500 Index	$104,364,000	$103,050,042	3/19/18	$1,313,958

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amount presented above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation(depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

Summary of Abbreviations:

IT–Information Technology

S&P–Standard & Poor’s

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA S&P 500 Index Fund–12

LVIP SSGA S&P 500 Index Fund Statement of Operations Year Ended December 31, 2017 INVESTMENT INCOME:
Dividends from unaffiliated investments	$151,890,036
Dividends from affiliated investments	95,858
Interest	89,557

152,075,451

EXPENSES:
Management fees	12,643,290
Distribution fees-Service Class	2,850,941
Accounting and administration expenses	1,833,767
Shareholder servicing fees	1,495,876
Index fees	755,325
Reports and statements to shareholders	262,398
Trustees’ fees and expenses	207,092
Professional fees	161,549
Custodian fees	75,876
Consulting fees	27,243
Pricing fees	1,771
Other	79,176

20,394,304
Less:
Management fees waived	(19,998)
Expenses paid indirectly	(3,413)

Total operating expenses	20,370,893

NET INVESTMENT INCOME	131,704,558

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain from:
Sale of investments in unaffiliated investments	133,276,850
Sale of investments in affiliated investments	292,210
Futures contracts	21,780,853

Net realized gain	155,349,913

Net change in unrealized appreciation (depreciation) of:
Affiliated investment	581,074
Unaffiliated investments	1,182,144,989
Futures contracts	1,190,917

Net change in unrealized appreciation (depreciation)	1,183,916,980

NET REALIZED AND UNREALIZED GAIN	1,339,266,893

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,470,971,451

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA S&P 500 Index Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/17	12/31/16
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income	$131,704,558	$125,887,808
Net realized gain	155,349,913	89,049,817
Net change in unrealized appreciation (depreciation)	1,183,916,980	540,933,500

Net increase in net assets resulting from operations	1,470,971,451	755,871,125

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(119,464,169)	(118,669,518)
Service Class	(19,322,083)	(17,699,207)
Net realized gain on investments:
Standard Class	(69,882,992)	(79,312,836)
Service Class	(12,558,679)	(13,563,311)

	(221,227,923)	(229,244,872)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	623,576,568	655,142,911
Service Class	175,553,922	133,394,921
Reinvestment of dividends and distributions:
Standard Class	189,347,161	197,982,353
Service Class	31,880,762	31,262,519

	1,020,358,413	1,017,782,704

Cost of shares redeemed:
Standard Class	(1,082,137,529)	(873,579,589)
Service Class	(179,220,507)	(164,969,226)

	(1,261,358,036)	(1,038,548,815)

Decrease in net assets derived from capital share transactions	(240,999,623)	(20,766,111)

NET INCREASE IN NET ASSETS	1,008,743,905	505,860,142
NET ASSETS:
Beginning of year	7,032,470,812	6,526,610,670

End of year	$8,041,214,717	$7,032,470,812

Distributions in excess of net investment income	$—	$—

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA S&P 500 Index Fund–13

LVIP SSGA S&P 500 Index Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSGA S&P 500 Index Fund Standard Class Year Ended
	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$15.562	$14.395	$14.651	$13.259	$10.191

Income (loss) from investment operations:
Net investment income[1]	0.306	0.284	0.288	0.243	0.220
Net realized and unrealized gain (loss)	3.035	1.399	(0.121)	1.538	3.038

Total from investment operations	3.341	1.683	0.167	1.781	3.258

Less dividends and distributions from:
Net investment income	(0.330)	(0.307)	(0.284)	(0.275)	(0.190)
Net realized gain	(0.188)	(0.209)	(0.139)	(0.114)	—

Total dividends and distributions	(0.518)	(0.516)	(0.423)	(0.389)	(0.190)

Net asset value, end of period	$18.385	$15.562	$14.395	$14.651	$13.259

Total return[2]	21.57%	11.76%	1.17%	13.43%	32.00%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$6,790,531	$5,998,455	$5,567,596	$5,672,744	$5,143,799
Ratio of expenses to average net assets	0.23%	0.21%	0.21%	0.21%	0.23%
Ratio of net investment income to average net assets	1.79%	1.92%	1.95%	1.74%	1.84%
Portfolio turnover	3%	4%	10%	11%	8%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA S&P 500 Index Fund–14

LVIP SSGA S&P 500 Index Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSGA S&P 500 Index Fund Service Class Year Ended
	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$15.560	$14.396	$14.653	$13.263	$10.196

Income (loss) from investment operations:
Net investment income[1]	0.263	0.247	0.251	0.208	0.190
Net realized and unrealized gain (loss)	3.031	1.396	(0.122)	1.536	3.037

Total from investment operations	3.294	1.643	0.129	1.744	3.227

Less dividends and distributions from:
Net investment income	(0.288)	(0.270)	(0.247)	(0.240)	(0.160)
Net realized gain	(0.188)	(0.209)	(0.139)	(0.114)	—

Total dividends and distributions	(0.476)	(0.479)	(0.386)	(0.354)	(0.160)

Net asset value, end of period	$18.378	$15.560	$14.396	$14.653	$13.263

Total return[2]	21.27%	11.48%	0.92%	13.15%	31.68%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,250,684	$1,034,016	$959,015	$956,395	$926,536
Ratio of expenses to average net assets	0.48%	0.46%	0.46%	0.46%	0.48%
Ratio of net investment income to average net assets	1.54%	1.67%	1.70%	1.49%	1.59%
Portfolio turnover	3%	4%	10%	11%	8%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA S&P 500 Index Fund–15

LVIP SSGA S&P 500 Index Fund

Notes to Financial Statements

December 31, 2017

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is as a Delaware statutory trust. The Trust consists of 92 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSGA S&P 500 Index Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek to approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500® Index.

“Standard & Poor’s®”, “S&P 500®”, “Standard & Poor’s 500®” and “500®” are trademarks of Standard & Poor’s Financial Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc., and have been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of purchasing the product.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value. Short-term debt securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Open-end investment companies are valued at their published net asset value (“NAV”), which approximates fair value. Futures contracts are valued at the daily quoted settlement prices. Investments in government money market funds have a stable NAV. Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures, or suspension of trading in a security.

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended December 31, 2017 and for all open tax years (years ended December 31, 2014–December 31, 2016) and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2017, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities resulting from changes in foreign exchange rates from that which is due to changes in market prices. For foreign securities, these changes are included in the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

LVIP SSGA S&P 500 Index Fund–16

LVIP SSGA S&P 500 Index Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of the distributions by the issuer or management estimate. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2017.

The Fund receives earning credits from its custodian when positive cash balance are maintained, which are used to offset custodian fees. The expense paid under this agreement is included in “Custodian fees” on the Statement of Operations with the corresponding expense offset shown as “Expenses paid indirectly”.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.24% of the first $500 million of the average daily net assets of the Fund; 0.20% of the next $500 million; and 0.16% of the average daily net assets in excess of $1 billion. The fee is calculated daily and paid monthly. LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.002% of the first $1 billion of the average daily net assets of the Fund. This agreement will continue through at least April 30, 2018, and cannot be terminated before that date without the mutual agreement of the Trust’s Board and LIAC.

SSGA Funds Management, Inc. (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2017, costs for these administrative and legal services were as follows:

Administrative	$424,306
Legal	73,825

Lincoln Life also provides certain contract holder and additional corporate services to the Fund. Effective May 1, 2017, the Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund’s average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $191,029 for the year ended December 31, 2017.

LVIP SSGA S&P 500 Index Fund–17

LVIP SSGA S&P 500 Index Fund

Notes to Financial Statements (continued)

The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.

At December 31, 2017, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$1,142,981
Distribution fees payable to LFD	265,091
Shareholder servicing fees payable to Lincoln Life	198,237

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

The Fund has investments in Lincoln National Corporation, the parent company of LIAC. Investments in companies considered to be affiliates of the Fund and the corresponding investment activity for the year ended December 31, 2017 were as follows:

	Value 12/31/16	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/17	Dividends	Capital Gain Distributions
Lincoln National	$5,476,288	$—	$543,120	$292,210	$581,074	$5,806,452	$95,858	$—

3. Investments

For the year ended December 31, 2017, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$211,222,441
Sales	532,145,882

At December 31, 2017, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Fund were as follows:

Cost of investments and derivatives	$4,360,869,008

Aggregate unrealized appreciation of investments and derivatives	$3,858,462,323
Aggregate unrealized depreciation of investments and derivatives	(191,777,974)

Net unrealized appreciation of investments and derivatives	$3,666,684,349

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

LVIP SSGA S&P 500 Index Fund–18

LVIP SSGA S&P 500 Index Fund

Notes to Financial Statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2017:

	Level 1	Level 2	Total
Investments:

Assets:

Common Stock
Aerospace & Defense	$201,327,485	$—	$201,327,485
Air Freight & Logistics	58,091,669	—	58,091,669
Airlines	43,139,150	—	43,139,150
Auto Components	14,395,186	—	14,395,186
Automobiles	38,354,757	—	38,354,757
Banks	523,708,070	—	523,708,070
Beverages	158,827,360	—	158,827,360
Biotechnology	219,381,500	—	219,381,500
Building Products	26,891,383	—	26,891,383
Capital Markets	242,798,354	—	242,798,354
Chemicals	175,054,966	—	175,054,966
Commercial Services & Supplies	24,032,080	—	24,032,080
Communications Equipment	83,728,385	—	83,728,385
Construction & Engineering	7,377,620	—	7,377,620
Construction Materials	10,736,792	—	10,736,792
Consumer Finance	62,948,347	—	62,948,347
Containers & Packaging	29,049,157	—	29,049,157
Distributors	9,202,326	—	9,202,326
Diversified Consumer Services	1,948,513	—	1,948,513
Diversified Financial Services	135,291,699	—	135,291,699
Diversified Telecommunication Services	163,509,117	—	163,509,117
Electric Utilities.	142,387,724	—	142,387,724
Electrical Equipment	45,383,921	—	45,383,921
Electronic Equipment, Instruments & Components	33,092,236	—	33,092,236
Energy Equipment & Services	63,931,361	—	63,931,361
Equity Real Estate Investment Trusts	225,104,638	—	225,104,638
Food & Staples Retailing	144,138,744	—	144,138,744
Food Products	99,090,033	—	99,090,033
Health Care Equipment & Supplies	213,877,735	—	213,877,735
Health Care Providers & Services	222,784,874	—	222,784,874
Health Care Technology	12,615,758	—	12,615,758
Hotels, Restaurants & Leisure	147,417,703	—	147,417,703
Household Durables	33,265,263	—	33,265,263
Household Products	129,907,361	—	129,907,361
Independent Power & Renewable Electricity Producers	5,352,863	—	5,352,863
Industrial Conglomerates	151,019,736	—	151,019,736
Insurance	210,858,999	—	210,858,999
Internet & Direct Marketing Retail	226,798,105	—	226,798,105
Internet Software & Services	385,161,845	—	385,161,845
IT Services.	320,311,495	—	320,311,495
Leisure Products	5,427,379	—	5,427,379
Life Sciences Tools & Services	58,824,057	—	58,824,057
Machinery	139,457,169	—	139,457,169
Media	218,434,971	—	218,434,971
Metals & Mining	22,842,406	—	22,842,406
Multiline Retail	37,380,529	—	37,380,529
Multi-Utilities	77,973,153	—	77,973,153
Oil, Gas & Consumable Fuels	418,297,918	—	418,297,918
Personal Products	13,449,113	—	13,449,113
Pharmaceuticals	364,702,374	—	364,702,374

LVIP SSGA S&P 500 Index Fund–19

LVIP SSGA S&P 500 Index Fund

Notes to Financial Statements (continued)

3. Investments (continued)

	Level 1	Level 2	Total
Investments:
Assets:

Professional Services	$23,104,807	$—	$23,104,807
Real Estate Management & Development	4,542,180	—	4,542,180
Road & Rail	76,036,523	—	76,036,523
Semiconductors & Semiconductor Equipment	308,305,472	—	308,305,472
Software	412,841,111	3,741,304	416,582,415
Specialty Retail	181,472,292	—	181,472,292
Technology Hardware, Storage & Peripherals	342,143,883	—	342,143,883
Textiles, Apparel & Luxury Goods	54,216,052	—	54,216,052
Tobacco	104,245,085	—	104,245,085
Trading Companies & Distributors	14,839,369	—	14,839,369
Water Utilities	5,846,211	—	5,846,211
Money Market Fund	88,933,973	—	88,933,973
Short-Term Investment	—	6,887,758	6,887,758

Total Investments	$8,015,610,337	$10,629,062	$8,026,239,399

Derivatives:

Assets:
Futures Contracts	$1,313,958	$—	$1,313,958

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2017, there were no material transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels based on fair value as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2017 and 2016 were as follows:

	Year Ended
	12/31/17	12/31/16
Ordinary income	$145,601,599	$141,571,444
Long-term capital gains	75,626,324	87,673,428

Total	$221,227,923	$229,244,872

5. Components of Net Assets on a Tax Basis

As of December 31, 2017, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$4,238,903,567
Net unrealized appreciation	3,666,684,349
Undistributed long-term capital gains	135,626,801

Net assets	$8,041,214,717

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales, tax treatment of passive foreign investment companies, and mark-to-market on futures contracts.

LVIP SSGA S&P 500 Index Fund–20

LVIP SSGA S&P 500 Index Fund

Notes to Financial Statements (continued)

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to re-designation of dividends and distributions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2017, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Investment Gain
$7,081,694	$(7,081,694)

6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/17	12/31/16
Shares sold:
Standard Class	36,450,093	44,243,206
Service Class	10,305,442	9,022,248
Shares reinvested:
Standard Class	10,543,000	12,840,124
Service Class	1,778,165	2,031,031

	59,076,700	68,136,609

Shares redeemed:
Standard Class	(63,096,776)	(58,398,420)
Service Class	(10,486,008)	(11,216,144)

	(73,582,784)	(69,614,564)

Net decrease	(14,506,084)	(1,477,955)

7. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund’s investments; to facilitate investments in portfolio securities; and to reduce cost. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

During the year ended December 31, 2017, the Fund used futures contracts as a cash management tool; to facilitate investments in portfolio securities and to reduce transaction costs.

Fair values of derivative instruments as of December 31, 2017 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$1,313,958	Receivables and other assets net of liabilities	$—

LVIP SSGA S&P 500 Index Fund–21

LVIP SSGA S&P 500 Index Fund

Notes to Financial Statements (continued)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2017 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$21,780,853	$1,190,917

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund for the year ended December 31, 2017.

	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$139,623,472	$—

At December 31, 2017, the Fund pledged U.S. Treasury obligations with a value of $6,887,758 as collateral for futures contracts.

8. Credit and Market Risk

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2017. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Recent Regulatory Reporting Updates

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amended Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. As of August 1, 2017, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.

11. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP SSGA S&P 500 Index Fund–22

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of LVIP SSGA S&P 500 Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of LVIP SSGA S&P 500 Index Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.

Philadelphia, Pennsylvania

February 22, 2018

LVIP SSGA S&P 500 Index Fund–23

LVIP SSGA S&P 500 Index Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2017, the Fund reports distributions paid during the year as follows:

(B) Ordinary Income Distributions (Tax Basis)	(A) Long-Term Capital Gains Distributions (Tax Basis)	Total Distributions (Tax Basis)
65.82%	34.18%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 22-23 and September 11-12, 2017, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various sub-advisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the sub-advisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the sub-advisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information (including total return and standard deviation) provided by Morningstar for the standard class of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2017. The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Funds, and had delegated those duties to unaffiliated sub-advisers responsible for investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the sub-adviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the sub-advisers’ investment performance.

LVIP SSGA S&P 500 Index Fund–24

LVIP SSGA S&P 500 Index Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver on assets up to $1 billion for the Fund through April 30, 2018. The Board noted that the investment management fees, without giving effect to the advisory fee waiver, were lower than the median investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and that LIAC had implemented an advisory fee waiver and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA Funds Management, Inc. (“SSGA”) on behalf of the Funds, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board reviewed the services provided by SSGA and the reputation, resources, and investment approach of SSGA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance and regulatory matters.

Performance. The Board reviewed the LVIP SSGA S&P 500 Index Fund’s total return and standard deviation compared to the total return and standard deviation of a peer group of funds included in the Morningstar Large Blend funds category and the S&P 500 TR USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and below the benchmark index for the one and three year periods and within range of the Morningstar peer group median and below the benchmark index for the five and ten year periods. The Board concluded that the services provided by SSGA were satisfactory.

Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedules and noted that the subadvisory fees for the SSGA Funds were lower than or within range of the fees charged by SSGA to other sub-advised funds and clients with similar investment objectives as the Funds. The Board considered that LIAC compensates SSGA from its fees and that the subadvisory fee schedule for each SSGA Fund was negotiated between LIAC and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees for each SSGA Fund were reasonable.

Profitability and Fallout Benefits. The Board considered information regarding SSGA’s estimated profitability from providing subadvisory services to the Funds, and noted that the subadvisory fees were negotiated between LIAC and SSGA, an unaffiliated party, and that LIAC compensates SSGA from its fees. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Funds in the marketplace and its ability to leverage resources.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.

LVIP SSGA S&P 500 Index Fund–25

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.

The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.

The term Fund Complex includes the 92 series of Lincoln Variable Insurance Products Trust.

Interested Trustee

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	Formerly: Lincoln Advisors Trust

* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of both the Advisor and The Lincoln National Life Insurance Company, the parent company of the Trust’s Adviser.

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	92	Formerly: Lincoln Advisors Trust

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	Formerly: Lincoln Advisors Trust

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	Formerly: Lincoln Advisors Trust

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Formerly: Lincoln Advisors Trust

LVIP SSGA S&P 500 Index Fund–26

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Charles I. Plosser*** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Public Governor for the Financial Industry Regulatory Authority (FINRA); Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	92	Rochester Gas and Electric Corporation

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Associated Grocers of New England (Director Emeritus); Formerly: Lincoln Trust Advisors

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	Formerly: Lincoln Advisors Trust

Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	92	St. Vincent Health; Formerly: Lincoln Advisors Trust

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	92	Formerly: Lincoln Advisors Trust

Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012	92	Trustee of FundVantage Trust

** Steve A. Cobb, is the son-in-law of Kenneth G. Stella.

*** Charles I. Plosser was appointed Trustee effective January 1, 2018.

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.

Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.

LVIP SSGA S&P 500 Index Fund–27

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.

Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Vice President, Secretary, and Chief Legal Officer	Since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President and Chief Compliance Officer, Lincoln National Corporation; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Deputy General Counsel, Janney Montgomery Scott LLC.

Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.

Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.

John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

LVIP SSGA S&P 500 Index Fund–28

LVIP SSGA Small-Cap Index Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2017

LVIP SSGA Small-Cap Index Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSGA Small-Cap Index Fund

2017 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation

Sub-advised by: SSGA Funds Management, Inc.

The Fund returned 14.21% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2017, while its benchmark, the Russell 2000® Index1, returned 14.65%.

The U.S. economy improved this year, but did not surprise to the upside the way the eurozone and Japan did. Growth accelerated from an anemic 1.5% in 2016 to (an estimated) 2.3% in 2017. Again, the year started slowly, with GDP rising just 1.2% (annualized) in the first quarter, but then picking up to 3.1% in the second quarter and 3.3% in the third quarter and 2.6% in the fourth quarter. It is the first time there has been three consecutive 3.0% or higher quarters so far in this recovery. Growth in the U.S. economy was being driven primarily by consumer spending in 2017, which contributed 1.9 percentage points, about the same as in 2016. This year’s improvement reflects slightly smaller drags from inventories and international trade, and a pick-up in business fixed investment caused by the rebound in oil prices and the associated revival of the energy-related mining sector.

Across U.S. equities, 2017 was notable for considerable dispersion in style and sector outcomes that in many cases were further stretched in the fourth quarter. Growth outpaced value in the fourth quarter with the Russell 1000® Growth Index2 gaining 7.9% against a gain of 5.3% in Russell 1000® Value Index3, taking the year to date differential of growth over value to 21.8% against 13.7%. Small capitalization equities also continued to underperform large cap equities in the fourth quarter with the small cap Russell 2000® Index returning 3.3% against a return of 6.6% for the larger cap Russell 1000® Index4. For the year large cap stocks outpaced small cap stocks. Among U.S. sectors, the aforementioned strong outperformance of growth stocks in 2017 was led by a gain in the Information Technology sector, inclusive of a gain in the fourth quarter that was only second to a gain in Consumer Discretionary sector. On the other end of the spectrum, both the Energy and Utilities sectors were down in 2017. Some of the negative performance of the Energy sector was reversed in the fourth quarter, though the poor performance of the Energy sector was somewhat surprising given a return to positive earnings in 2017 coincident with a gain in crude oil prices.

Small security misweights, cash drag, futures exposure, as-of cash flows, and compounding contributed to the difference between the Fund’s performance and that of the Index. Class action and as of flows were primary drivers of Fund performance during the Reporting Period, contributed 3bps and1.5bps to the performance respectively while security misweights detracted 2.5bps from it. The Fund used futures in order to gain market exposure for the cash position during the Reporting Period. The Fund’s use of futures detracted 2bps from Fund performance.

On an individual security level, the top positive contributors to the Fund’s performance were Nektar Therapeutics, Kite Pharma, Inc. and Bluebird bio, Inc. The top negative contributors to the Fund’s performance were U.S. Silica Holdings, Inc., Oasis Petroleum Inc. and Cardtronics plc Class A.

Portfolio Managers:
SSGA Funds Management, Inc.:	Michael Feehily Michael Finocchi Karl Schneider

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 12/31/07 through 12/31/17

This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Small-Cap Index Fund Standard Class shares on 12/31/07. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/17, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $22,016.For comparison, look at how the Russell 2000® Index did over the same period. The same $10,000 investment would have increased to $23,054. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/17

Standard Class Shares
One Year	+ 14.21%
Five Years	+ 13.65%
Ten Years	+ 8.21%

Service Class Shares
One Year	+ 13.93%
Five Years	+ 13.36%
Ten Years	+ 7.94%

[1]	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index which represents approximately 8% of the market capitalization of the Russell 3000® Index.

[2]	The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

[3]	The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

[4]

The Russell 1000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 1000® Index is a subset of the Russell 3000® Index, representing approximately 10% of the total market capitalization of that index.

LVIP SSGA Small-Cap Index Fund–1

LVIP SSGA Small-Cap Index Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2017 to December 31, 2017

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Annualized Expense Ratio	Expenses Paid During Period 7/1/17 to 12/31/17*
Actual
Standard Class Shares	$1,000.00	$1,089.70	0.40%	$2.11
Service Class Shares	1,000.00	1,088.30	0.65%	3.42
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.19	0.40%	$2.04
Service Class Shares	1,000.00	1,021.93	0.65%	3.31

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP SSGA Small-Cap Index Fund–2

LVIP SSGA Small-Cap Index Fund

Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)

As of December 31, 2017

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Common Stock	95.88%
Aerospace & Defense	1.33%
Air Freight & Logistics	0.31%
Airlines	0.31%
Auto Components	1.15%
Automobiles	0.08%
Banks	9.74%
Beverages	0.24%
Biotechnology	5.75%
Building Products	1.37%
Capital Markets	1.35%
Chemicals	2.15%
Commercial Services & Supplies	2.29%
Communications Equipment	1.55%
Construction & Engineering	1.21%
Construction Materials	0.23%
Consumer Finance	0.59%
Containers & Packaging	0.12%
Distributors	0.07%
Diversified Consumer Services	0.86%
Diversified Financial Services	0.08%
Diversified Telecommunication Services	0.61%
Electric Utilities	1.01%
Electrical Equipment	0.66%
Electronic Equipment, Instruments & Components	2.70%
Energy Equipment & Services	1.49%
Equity Real Estate Investment Trusts	6.06%
Food & Staples Retailing	0.53%
Food Products	1.31%
Gas Utilities	1.13%
Health Care Equipment & Supplies	3.52%
Health Care Providers & Services	1.88%
Health Care Technology	0.71%
Hotels, Restaurants & Leisure	3.11%
Household Durables	1.50%
Household Products	0.26%
Independent Power & Renewable Electricity
Producers	0.38%
Industrial Conglomerates	0.06%
Insurance	2.29%
Internet & Direct Marketing Retail	0.39%
Internet Software & Services	3.12%
IT Services	1.76%
Leisure Products	0.30%
Life Sciences Tools & Services	0.53%
Machinery	3.74%
Marine	0.12%
Media	1.38%

Security Type/Sector	Percentage of Net Assets
Metals & Mining	1.26%
Mortgage Real Estate Investment Trusts	0.80%
Multiline Retail	0.33%
Multi-Utilities	0.46%
Oil, Gas & Consumable Fuels	2.32%
Paper & Forest Products	0.62%
Personal Products	0.15%
Pharmaceuticals	2.19%
Professional Services	1.18%
Real Estate Management & Development	0.40%
Road & Rail	0.88%
Semiconductors & Semiconductor Equipment	2.98%
Software	3.43%
Specialty Retail	2.12%
Technology Hardware, Storage & Peripherals	0.41%
Textiles, Apparel & Luxury Goods	0.77%
Thrift & Mortgage Finance	2.19%
Tobacco	0.17%
Trading Companies & Distributors	1.36%
Water Utilities	0.41%
Wireless Telecommunication Services	0.12%
Rights	0.03%
Money Market Fund	3.82%
Short-Term Investments	0.23%
Total Value of Securities	99.96%
Receivables and Other Assets Net of Liabilities	0.04%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Nektar Therapeutics	0.41%
Bluebird Bio	0.40%
Sage Therapeutics	0.29%
Exact Sciences	0.28%
GrubHub	0.28%
Knight-Swift Transportation Holdings	0.25%
Catalent	0.25%
Curtiss-Wright	0.25%
EPAM Systems	0.24%
Sterling Bancorp	0.24%
Total	2.89%

IT–Information Technology

LVIP SSGA Small-Cap Index Fund–3

LVIP SSGA Small-Cap Index Fund

Statement of Net Assets

December 31, 2017

	Number of Shares	Value (U.S. $)
COMMON STOCK–95.88%
Aerospace & Defense–1.33%
AAR	24,598	$966,455
†Aerojet Rocketdyne Holdings	55,068	1,718,122
†Aerovironment	16,381	919,957
†Astronics	16,922	701,755
†Axon Enterprise	42,445	1,124,793
Cubic	20,217	1,191,792
Curtiss-Wright	34,944	4,257,926
†Ducommun	7,300	207,685
†Engility Holdings	13,300	377,321
†Esterline Technologies	20,922	1,562,873
†KeyW Holding	36,608	214,889
†KLX	41,100	2,805,075
†Kratos Defense & Security Solutions	70,350	745,007
†Mercury Systems	36,051	1,851,219
†Moog Class A	25,281	2,195,655
National Presto Industries	4,072	404,960
†Sparton	6,583	151,804
Triumph Group	36,900	1,003,680
†Vectrus	9,000	277,650
†Wesco Aircraft Holdings	39,520	292,448

		22,971,066

Air Freight & Logistics–0.31%
†Air Transport Services Group	45,576	1,054,629
†Atlas Air Worldwide Holdings	18,220	1,068,603
†Echo Global Logistics	21,191	593,348
Forward Air	24,039	1,380,800
†Hub Group Class A	25,144	1,204,398
†Radiant Logistics	22,700	104,420

		5,406,198

Airlines–0.31%
Allegiant Travel	9,884	1,529,549
Hawaiian Holdings	42,225	1,682,666
SkyWest	40,592	2,155,435

		5,367,650

Auto Components–1.15%
†American Axle & Manufacturing Holdings	75,781	1,290,550
Cooper Tire & Rubber	41,617	1,471,161
†Cooper-Standard Holdings	14,000	1,715,000
Dana	114,972	3,680,254
†Dorman Products	21,073	1,288,403
†Fox Factory Holding	28,100	1,091,685
†Gentherm	29,506	936,815
†Horizon Global	17,270	242,125
LCI Industries	19,204	2,496,520
†Modine Manufacturing	39,964	807,273
†Motorcar Parts of America	13,400	334,866
†Shiloh Industries	13,900	113,980
Standard Motor Products	16,051	720,850
†Stoneridge	20,431	467,053

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Auto Components (continued)
Superior Industries International	18,607	$276,314
Tenneco	39,777	2,328,546
Tower International	15,020	458,861
†VOXX International Class A	14,900	83,440

		19,803,696

Automobiles–0.08%
Winnebago Industries	25,173	1,399,619

		1,399,619

Banks–9.74%
1st Source	12,434	614,861
Access National	11,658	324,559
ACNB	5,200	153,660
†Allegiance Bancshares	9,300	350,145
American National Bankshares	5,995	229,609
Ameris Bancorp	27,779	1,338,948
Ames National	6,665	185,620
Arrow Financial	9,513	322,966
†Atlantic Capital Bancshares	15,500	272,800
Banc of California	36,338	750,380
BancFirst	13,586	694,924
Banco Latinoamericano de Exportacions	22,458	604,120
†Bancorp	38,247	377,880
BancorpSouth Bank	68,331	2,149,010
Bank of Commerce Holdings	11,500	132,250
Bank of Marin Bancorp	4,849	329,732
Bank of NT Butterfield & Son	42,900	1,556,841
Bankwell Financial Group	5,000	171,700
Banner	26,319	1,450,703
Bar Harbor Bankshares	11,368	307,050
BCB Bancorp	7,000	101,500
Berkshire Hills Bancorp	30,965	1,133,319
Blue Hills Bancorp	17,853	358,845
Boston Private Financial Holdings	67,038	1,035,737
Bridge Bancorp	14,492	507,220
Brookline Bancorp	57,519	903,048
Bryn Mawr Bank	13,264	586,269
†Byline Bancorp	5,800	133,226
C&F Financial	2,800	162,400
†Cadence BanCorp	15,400	417,648
Camden National	11,155	469,960
Capital City Bank Group	9,284	212,975
†Capstar Financial Holdings	6,400	132,928
Carolina Financial	14,800	549,820
Cathay General Bancorp	60,403	2,547,194
CenterState Bank	41,405	1,065,351
Central Pacific Financial	22,430	669,087
Central Valley Community Bancorp	7,600	153,368
Century Bancorp Class A	2,361	184,748
Chemical Financial	56,115	3,000,469

LVIP SSGA Small-Cap Index Fund–4

LVIP SSGA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Banks (continued)
Chemung Financial	2,700	$129,870
Citizens & Northern	8,361	200,664
City Holding	11,797	795,944
Civista Bancshares	7,400	162,800
CNB Financial	11,591	304,148
CoBiz Financial	29,653	592,763
Codorus Valley Bancorp	7,386	203,337
Columbia Banking System	57,193	2,484,464
†Commerce Union Bancshares	5,100	130,764
Community Bank System	38,419	2,065,021
†Community Bankers Trust	15,900	129,585
Community Financial	2,900	111,070
Community Trust Bancorp	11,230	528,933
ConnectOne Bancorp	23,669	609,477
County Bancorp	4,200	124,992
†Customers Bancorp	21,280	553,067
CVB Financial	82,359	1,940,378
DNB Financial	2,300	77,510
†Eagle Bancorp	24,209	1,401,701
Enterprise Bancorp	7,060	240,393
Enterprise Financial Services	16,738	755,721
†Equity Bancshares Class A	7,900	279,739
Evans Bancorp	3,400	142,460
Farmers & Merchants Bancorp	7,600	310,080
Farmers Capital Bank	6,300	242,550
Farmers National Banc	21,100	311,225
†FB Financial	9,600	403,104
†FCB Financial Holdings Class A	28,100	1,427,480
Fidelity Southern	16,003	348,865
Financial Institutions	11,988	372,827
First Bancorp (Maine)	8,211	223,586
First Bancorp (North Carolina)	24,909	879,537
†First BanCorp (Puerto Rico)	150,235	766,199
First Bancshares	6,300	215,460
First Busey	30,535	914,218
First Business Financial Services	5,800	128,296
First Citizens BancShares Class A	5,900	2,377,700
First Commonwealth Financial	77,639	1,111,790
First Community Bancshares	12,463	358,062
First Connecticut Bancorp	11,028	288,382
First Financial	7,859	356,406
First Financial Bancorp	49,273	1,298,344
First Financial Bankshares	50,314	2,266,646
First Financial Northwest	4,601	71,362
†First Foundation	21,205	393,141
First Guaranty Bancshares	3,190	79,750
First Internet Bancorp	7,100	270,865
First Interstate BancSystem Class A	20,246	810,852
First Merchants	32,783	1,378,853
First Mid-Illinois Bancshares	7,500	289,050
First Midwest Bancorp	81,155	1,948,532
†First Northwest Bancorp	9,600	156,480

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Banks (continued)
First of Long Island	17,154	$488,889
Flushing Financial	21,930	603,075
FNB Bancorp	3,900	142,311
†Franklin Financial Network	8,100	276,210
Fulton Financial	136,000	2,434,400
German American Bancorp	15,577	550,335
Glacier Bancorp	62,074	2,445,095
Great Southern Bancorp	7,870	406,485
Great Western Bancorp	47,100	1,874,580
†Green Bancorp	16,664	338,279
Guaranty Bancorp	17,468	482,990
Guaranty Bancshares	1,800	55,170
Hancock Holding	66,664	3,299,868
Hanmi Financial	24,920	756,322
†HarborOne Bancorp	10,300	197,348
Heartland Financial USA	19,738	1,058,944
Heritage Commerce	26,838	411,158
Heritage Financial	23,355	719,334
Hilltop Holdings	56,349	1,427,320
Home BancShares	124,728	2,899,926
†HomeTrust Bancshares	13,877	357,333
Hope Bancorp	103,258	1,884,459
Horizon Bancorp	16,855	468,569
†Howard Bancorp	6,500	143,000
IBERIABANK	40,004	3,100,310
Independent Bank	17,009	380,151
Independent Bank (Massachusetts)	20,484	1,430,807
Independent Bank Group	14,200	959,920
International Bancshares	43,564	1,729,491
Investar Holding	6,100	147,010
Investors Bancorp	205,386	2,850,758
Lakeland Bancorp	35,478	682,951
Lakeland Financial	19,417	941,530
LCNB	7,700	157,465
LegacyTexas Financial Group	38,027	1,605,120
Live Oak Bancshares	18,600	443,610
Macatawa Bank	23,000	230,000
MainSource Financial Group	19,320	701,509
MB Financial	64,226	2,859,342
MBT Financial	15,500	164,300
Mercantile Bank	12,933	457,440
†Metropolitan Bank Holding	3,600	151,560
Middlefield Banc	1,900	91,580
Midland States Bancorp	11,400	370,272
MidSouth Bancorp	12,900	170,925
MidWestOne Financial Group	8,242	276,354
MutualFirst Financial	4,700	181,185
National Bank Holdings Class A	19,752	640,557
National Bankshares	5,608	254,884
†National Commerce	9,600	386,400
NBT Bancorp	34,139	1,256,315
†Nicolet Bankshares	6,600	361,284

LVIP SSGA Small-Cap Index Fund–5

LVIP SSGA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Banks (continued)
Northeast Bancorp	5,400	$125,010
Northrim BanCorp	5,900	199,715
Norwood Financial	4,200	138,600
OFG Bancorp	31,588	296,927
Ohio Valley Banc	3,000	121,200
Old Line Bancshares	7,300	214,912
Old National Bancorp	106,817	1,863,957
Old Point Financial	2,700	80,325
Old Second Bancorp	24,600	335,790
†Opus Bank	16,400	447,720
Orrstown Financial Services	6,400	161,600
†Pacific Mercantile Bancorp	13,300	116,375
†Pacific Premier Bancorp	31,402	1,256,080
†Paragon Commercial	3,100	164,951
Park National	10,676	1,110,304
Parke Bancorp	4,200	86,310
Peapack Gladstone Financial	13,591	475,957
Penns Woods Bancorp	3,876	180,544
Peoples Bancorp	12,640	412,317
Peoples Bancorp of North Carolina	3,410	104,653
Peoples Financial Services	5,300	246,874
People’s Utah Bancorp	10,900	330,270
Preferred Bank	10,029	589,505
Premier Financial Bancorp	8,140	163,451
QCR Holdings	9,700	415,645
RBB Bancorp	4,200	114,954
Renasant	34,808	1,423,299
Republic Bancorp Class A	7,530	286,291
†Republic First Bancorp	40,800	344,760
S&T Bancorp	27,556	1,097,004
Sandy Spring Bancorp	18,613	726,279
†Seacoast Banking Corp. of Florida	33,244	838,081
ServisFirst Bancshares	36,900	1,531,350
Shore Bancshares	10,900	182,030
Sierra Bancorp	8,220	218,323
Simmons First National Class A	32,326	1,845,815
†SmartFinancial	5,300	115,010
South State	28,618	2,494,059
†Southern First Bancshares	5,000	206,250
Southern National Bancorp of Virginia	17,600	282,128
Southside Bancshares	21,167	712,905
State Bank Financial	30,228	902,004
Sterling Bancorp	168,394	4,142,492
Stock Yards Bancorp	17,782	670,381
Summit Financial Group	7,200	189,504
Sun Bancorp	6,881	167,208
†Sunshine Bancorp	5,500	126,170
†Texas Capital Bancshares	39,415	3,503,994
Tompkins Financial	11,797	959,686
Towne Bank	45,190	1,389,593
TriCo Bancshares	16,653	630,483
†TriState Capital Holdings	18,000	414,000

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Banks (continued)
†Triumph Bancorp	14,100	$444,150
Trustmark	53,679	1,710,213
Two River Bancorp	5,400	97,902
UMB Financial	35,882	2,580,633
Umpqua Holdings	175,081	3,641,685
Union Bankshares Corp	34,531	1,248,986
Union Bankshares Inc	3,400	180,030
United Bankshares	79,195	2,752,026
United Community Banks	56,456	1,588,672
United Security Bancshares	9,700	106,700
Unity Bancorp	5,700	112,575
Univest Corp. of Pennsylvania	20,320	569,976
Valley National Bancorp	204,999	2,300,089
†Veritex Holdings	13,400	369,706
Washington Trust Bancorp	12,375	658,969
WashingtonFirst Bankshares	7,350	251,811
WesBanco	33,655	1,368,076
West Bancorporation	12,373	311,181
Westamerica Bancorporation	19,781	1,177,959
Wintrust Financial	43,907	3,616,620
†Xenith Bankshares	5,205	176,085

		167,728,832

Beverages–0.24%
†Boston Beer Class A	6,616	1,264,318
†Castle Brands	64,500	78,690
Coca-Cola Bottling Consolidated	3,513	756,208
†Craft Brew Alliance	8,950	171,840
MGP Ingredients	10,200	784,176
National Beverage	9,067	883,488
†Primo Water	18,400	231,288

		4,170,008

Biotechnology–5.75%
†Abeona Therapeutics	18,000	285,300
†Acceleron Pharma	30,300	1,285,932
†Achaogen	27,400	294,276
†Achillion Pharmaceuticals	87,272	251,343
†Acorda Therapeutics	32,171	690,068
†Adamas Pharmaceuticals	11,600	393,124
†Aduro Biotech	35,800	268,500
†Advaxis	27,200	77,248
†Agenus	58,000	189,080
†Aileron Therapeutics	5,500	57,970
†Aimmune Therapeutics	28,300	1,070,306
†Akebia Therapeutics	33,100	492,197
†Alder Biopharmaceuticals	51,000	583,950
†AMAG Pharmaceuticals	25,129	332,959
†Amicus Therapeutics	127,100	1,828,969
†AnaptysBio	13,900	1,400,008
†Anavex Life Sciences	27,000	86,940
†Apellis Pharmaceuticals	10,500	227,850

LVIP SSGA Small-Cap Index Fund–6

LVIP SSGA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Biotechnology (continued)
†Ardelyx	21,800	$143,880
†Arena Pharmaceuticals	30,974	1,052,187
†Array BioPharma	155,133	1,985,702
†Asterias Biotherapeutics	12,000	27,000
†Atara Biotherapeutics	16,800	304,080
†Athenex	7,400	117,660
†Athersys	66,200	119,822
†Audentes Therapeutics	11,300	353,125
†AveXis	19,900	2,202,333
†Axovant Sciences	23,700	124,899
†Bellicum Pharmaceuticals	18,200	153,062
†BioCryst Pharmaceuticals	64,500	316,695
†Biohaven Pharmaceutical Holding	7,400	199,652
†BioSpecifics Technologies	3,700	160,321
†BioTime	49,144	105,660
†Bluebird Bio	38,700	6,892,470
†Blueprint Medicines	33,200	2,503,612
†Calithera Biosciences	22,700	189,545
†Calyxt	6,000	132,180
†Cara Therapeutics	20,600	252,144
†Cascadian Therapeutics	25,500	94,350
†Catalyst Pharmaceuticals	53,100	207,621
†Celldex Therapeutics	79,540	225,894
†ChemoCentryx	19,345	115,103
†Chimerix	37,300	172,699
†Clovis Oncology	34,935	2,375,580
†Coherus Biosciences	28,000	246,400
†Conatus Pharmaceuticals	19,000	87,780
†Concert Pharmaceuticals	13,100	338,897
†Corbus Pharmaceuticals Holdings	32,900	233,590
†Corvus Pharmaceuticals	4,600	47,656
†Curis	71,200	49,840
†Cytokinetics	30,866	251,558
†CytomX Therapeutics	23,800	502,418
†Deciphera Pharmaceuticals	6,287	142,526
†Dynavax Technologies	47,357	885,576
†Eagle Pharmaceuticals	6,500	347,230
†Edge Therapeutics	17,200	161,164
†Editas Medicine	25,138	772,491
†Emergent BioSolutions	25,948	1,205,804
†Enanta Pharmaceuticals	11,400	668,952
†Epizyme	41,300	518,315
†Esperion Therapeutics	13,300	875,672
†Exact Sciences	92,850	4,878,339
†Fate Therapeutics	28,300	172,913
†FibroGen	55,600	2,635,440
†Five Prime Therapeutics	20,200	442,784
†Flexion Therapeutics	27,100	678,584
†Fortress Biotech	29,600	118,104
†Foundation Medicine	11,585	790,097
†G1 Therapeutics	5,800	115,072
†Genocea Biosciences	21,300	24,708

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Biotechnology (continued)
†Genomic Health	15,677	$536,153
†Geron	118,044	212,479
†Global Blood Therapeutics	29,600	1,164,760
†Halozyme Therapeutic	91,543	1,854,661
†Heron Therapeutics	37,200	673,320
†Idera Pharmaceuticals	82,800	174,708
†Ignyta	37,100	990,570
†Immune Design	11,600	45,240
†ImmunoGen	69,093	442,886
†Immunomedics	76,926	1,243,124
†Inovio Pharmaceuticals	66,000	272,580
†Insmed	59,200	1,845,856
†Insys Therapeutics	20,900	201,058
†Intellia Therapeutics	12,300	236,406
†Invitae	28,900	262,412
†Iovance Biotherapeutics	52,300	418,400
†Ironwood Pharmaceuticals	107,272	1,608,007
†Jounce Therapeutics	12,800	163,200
†Karyopharm Therapeutics	27,500	264,000
†Keryx Biopharmaceuticals	72,114	335,330
†Kindred Biosciences	15,600	147,420
†Kura Oncology	16,200	247,860
†La Jolla Pharmaceutical	13,600	437,648
†Lexicon Pharmaceuticals	31,416	310,390
†Ligand Pharmaceuticals Class B	16,265	2,227,166
†Loxo Oncology	18,300	1,540,494
†MacroGenics	27,900	530,100
†Madrigal Pharmaceuticals	4,435	407,089
†Matinas BioPharma Holdings	39,200	45,472
†MediciNova	25,800	166,926
Merrimack Pharmaceuticals	8,527	87,402
†Mersana Therapeutics	5,700	93,651
†MiMedx Group	81,800	1,031,498
†Minerva Neurosciences	25,800	156,090
†Miragen Therapeutics	7,700	80,311
†Momenta Pharmaceuticals	54,482	760,024
†Myriad Genetics	50,600	1,737,857
†Nantkwest	17,100	76,779
†Natera	22,700	204,073
†NewLink Genetics	18,347	148,794
†Novavax	235,936	292,561
†Novelion Therapeutics	11,200	34,944
†Nymox Pharmaceutical	21,200	69,960
†Organovo Holdings	62,000	83,080
†Otonomy	20,900	115,995
†PDL BioPharma	129,781	355,600
†Pieris Pharmaceuticals	25,500	192,525
†Portola Pharmaceuticals	43,800	2,132,184
†Progenics Pharmaceuticals	50,698	301,653
†Protagonist Therapeutics	7,200	149,760
†Prothena	29,200	1,094,708
†PTC Therapeutics	31,539	526,071

LVIP SSGA Small-Cap Index Fund–7

LVIP SSGA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Biotechnology (continued)
†Puma Biotechnology	22,800	$2,253,780
†Ra Pharmaceuticals	7,100	60,350
†Radius Health	30,500	968,985
†Recro Pharma	14,200	131,350
†REGENXBIO	21,500	714,875
†Repligen	28,925	1,049,399
†Retrophin	29,900	629,993
†Rhythm Pharmaceuticals	6,400	185,984
†Rigel Pharmaceuticals	105,574	409,627
†Sage Therapeutics	30,000	4,941,300
†Sangamo Biosciences	64,689	1,060,900
†Sarepta Therapeutics	46,900	2,609,516
†Selecta Biosciences	11,900	116,739
†Seres Therapeutics	15,500	157,170
†Spark Therapeutics	21,500	1,105,530
†Spectrum Pharmaceuticals	70,225	1,330,764
†Stemline Therapeutics	14,700	229,320
†Strongbridge Biopharma	14,340	103,965
†Syndax Pharmaceuticals	9,900	86,724
†Synergy Pharmaceuticals	179,254	399,736
†Syros Pharmaceuticals	9,300	90,489
†TG Therapeutics	34,700	284,540
†Tocagen	10,412	106,723
†Trevena	51,400	82,240
†Ultragenyx Pharmaceutical	30,300	1,405,314
†Vanda Pharmaceuticals	32,681	496,751
†VBI Vaccines	19,100	81,557
†Veracyte	20,500	133,865
†Versartis	23,900	52,580
†Voyager Therapeutics	12,400	205,840
†vTv Therapeutics Class A	11,300	67,913
†XBiotech	15,200	59,888
†Xencor	28,700	629,104
†ZIOPHARM Oncology	104,617	433,114

		98,942,366

Building Products–1.37%
AAON	32,317	1,186,034
Advanced Drainage Systems	29,200	696,420
†American Woodmark	11,275	1,468,569
Apogee Enterprises	22,747	1,040,220
†Armstrong Flooring	15,700	265,644
†Builders FirstSource	86,066	1,875,378
†Caesarstone	17,700	389,400
†Continental Building Products	31,900	897,985
†CSW Industrials	11,500	528,425
†Gibraltar Industries	26,061	860,013
Griffon	22,164	451,037
Insteel Industries	12,939	366,432
†Jeld-Wen Holding	52,000	2,047,240
†Masonite International	23,900	1,772,185
†NCI Building Systems	29,691	573,036

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Building Products (continued)
†Patrick Industries	18,471	$1,282,811
†PGT Innovations	40,095	675,601
†Ply Gem Holdings	18,700	345,950
Quanex Building Products	26,152	611,957
Simpson Manufacturing	32,789	1,882,416
†Trex	23,394	2,535,676
Universal Forest Products	47,810	1,798,612

		23,551,041

Capital Markets–1.35%
Arlington Asset Investment Class A	16,285	191,837
Artisan Partners Asset Management Class A	35,600	1,406,200
Associated Capital Group Class A	4,296	146,494
B. Riley Financial	17,623	318,976
Cohen & Steers	17,269	816,651
†Cowen Class A	21,208	289,489
Diamond Hill Investment Group	2,332	481,931
†Donnelley Financial Solutions	26,800	522,332
Evercore Class A	30,892	2,780,280
Financial Engines	46,822	1,418,707
GAIN Capital Holdings	27,653	276,530
GAMCO Investors Class A	3,696	109,586
Greenhill & Co	19,590	382,005
Hamilton Lane Class A	10,200	360,978
Houlihan Lokey	19,800	899,514
†INTL. FCStone	11,124	473,104
Investment Technology Group	24,142	464,733
Ladenburg Thalmann Financial Services	83,408	263,569
Medley Management Class A	4,197	27,281
Moelis & Co. Class A	25,000	1,212,500
OM Asset Management	60,700	1,016,725
Oppenheimer Holdings Class A	9,302	249,294
Piper Jaffray	11,568	997,740
PJT Partners Class A	14,800	674,880
Pzena Investment Management Class A	10,210	108,941
†Safeguard Scientifics	17,820	199,584
Silvercrest Asset Management Group Class A	6,100	97,905
Stifel Financial	52,747	3,141,611
=pTeton Advisors Class B	19	0
Virtu Financial Class A	20,800	380,640
Virtus Investment Partners	5,032	578,932
Waddell & Reed Financial Class A	65,000	1,452,100
Westwood Holdings Group	5,814	384,945
WisdomTree Investments	92,608	1,162,230

		23,288,224

Chemicals–2.15%
A Schulman	23,131	861,630

LVIP SSGA Small-Cap Index Fund–8

LVIP SSGA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Chemicals (continued)
Advanced Emissions Solutions	15,700	$151,662
†AdvanSix	24,100	1,013,887
†AgroFresh Solutions	19,100	141,340
American Vanguard	22,295	438,097
Balchem	25,207	2,031,684
Calgon Carbon	39,440	840,072
Chase	5,439	655,399
†Codexis	29,100	242,985
Core Molding Technologies	5,500	119,350
†Ferro	66,787	1,575,505
†Flotek Industries	42,686	198,917
FutureFuel	17,708	249,506
†GCP Applied Technologies	57,100	1,821,490
Hawkins	6,959	244,957
HB Fuller	40,009	2,155,285
†Ingevity	33,700	2,374,839
Innophos Holdings	15,764	736,652
Innospec	19,204	1,355,802
†Intrepid Potash	70,300	334,628
KMG Chemicals	10,172	672,166
†Koppers Holdings	16,060	817,454
†Kraton	24,041	1,158,055
Kronos Worldwide	18,200	469,014
†LSB Industries	17,761	155,586
Minerals Technologies	27,064	1,863,356
†OMNOVA Solutions	30,940	309,400
PolyOne	63,264	2,751,984
†PQ Group Holdings	22,800	375,060
Quaker Chemical	10,313	1,555,097
Rayonier Advanced Materials	34,300	701,435
Sensient Technologies	35,095	2,567,199
Stepan	15,970	1,261,151
†Trecora Resources	17,392	234,792
Tredegar	18,530	355,776
Trinseo	35,200	2,555,520
Tronox	72,400	1,484,924
Valhi	27,200	167,824

		36,999,480

Commercial Services & Supplies–2.29%
ABM Industries	44,523	1,679,408
†ACCO Brands	86,824	1,059,253
†Advanced Disposal Services	35,900	859,446
†Aqua Metals	9,300	19,809
†ARC Document Solutions	31,770	81,013
Brady Class A	37,137	1,407,492
Brink’s	36,357	2,861,296
†Casella Waste Systems	31,834	732,819
CECO Environmental	20,364	104,467
Covanta Holding	93,700	1,583,530
Deluxe	38,440	2,953,730
Ennis	18,660	387,195

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Commercial Services & Supplies (continued)
Essendant	27,619	$256,028
Healthcare Services Group	56,481	2,977,678
†Heritage-Crystal Clean	9,954	216,499
Herman Miller	47,587	1,905,859
HNI	34,075	1,314,273
†Hudson Technologies	27,200	165,104
†InnerWorkings	35,657	357,640
Interface Class A	48,321	1,215,273
Kimball International Class B	30,002	560,137
Knoll	39,682	914,273
LSC Communications	24,800	375,720
Matthews International Class A	24,010	1,267,728
McGrath RentCorp	19,140	899,197
Mobile Mini	35,266	1,216,677
MSA Safety	26,618	2,063,427
Multi-Color	10,692	800,296
†NL Industries	4,936	70,338
Quad/Graphics	24,623	556,480
RR Donnelley & Sons	52,100	484,530
†SP Plus	12,897	478,479
Steelcase Class A	64,334	977,877
†Team	20,697	308,385
Tetra Tech	45,391	2,185,577
U.S. Ecology	17,619	898,569
UniFirst	12,167	2,006,338
Viad	16,313	903,740
VSE	6,966	337,363

		39,442,943

Communications Equipment–1.55%
†Acacia Communications	13,700	496,351
ADTRAN	36,548	707,204
†Aerohive Networks	30,300	176,649
†Applied Optoelectronics	14,000	529,480
†CalAmp	26,272	563,009
†Calix	31,731	188,799
†Ciena	111,996	2,344,076
†Clearfield	8,300	101,675
Comtech Telecommunications	16,175	357,791
†Digi International	21,371	204,093
†EMCORE	23,100	148,995
†Extreme Networks	84,145	1,053,495
†Finisar	90,936	1,850,548
†Harmonic	68,188	286,390
†Infinera	117,241	742,136
InterDigital	27,488	2,093,211
†KVH Industries	12,175	126,011
†Lumentum Holdings	48,400	2,366,760
†NETGEAR	25,834	1,517,747
†NetScout Systems	67,556	2,057,080
†Oclaro	133,500	899,790
Plantronics	26,651	1,342,677

LVIP SSGA Small-Cap Index Fund–9

LVIP SSGA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Communications Equipment (continued)
†Quantenna Communications	15,700	$191,540
†Ribbon Communications	35,602	275,203
†Ubiquiti Networks	19,429	1,379,848
†ViaSat	42,146	3,154,628
†Viavi Solutions	176,200	1,539,988

		26,695,174

Construction & Engineering–1.21%
†Aegion	25,828	656,806
†Ameresco Class A	19,021	163,581
Argan	11,351	510,795
Chicago Bridge & Iron	80,600	1,300,884
Comfort Systems USA	29,536	1,289,246
†Dycom Industries	23,929	2,666,408
EMCOR Group	46,577	3,807,670
Granite Construction	31,540	2,000,582
†Great Lakes Dredge & Dock	36,197	195,464
†Hc2 Holdings	25,030	148,929
†IES Holdings	6,800	117,300
KBR	111,800	2,216,994
†Layne Christensen	15,700	197,035
†MasTec	52,878	2,588,378
†MYR Group	13,194	471,422
†Northwest Pipe	7,100	135,894
†NV5 Holdings	5,900	319,485
†Orion Holdings Group	16,895	132,288
Primoris Services	29,838	811,295
†Sterling Construction	19,200	312,576
†Tutor Perini	30,283	767,674

		20,810,706

Construction Materials–0.23%
†Forterra	12,100	134,310
†Summit Materials Class A	86,017	2,704,362
United States Lime & Minerals	1,487	114,648
†US Concrete	11,700	978,705

		3,932,025

Consumer Finance–0.59%
†Elevate Credit	10,700	80,571
†Encore Capital Group	19,363	815,182
†Enova International	24,523	372,750
†EZCORP Class A	41,219	502,872
FirstCash	37,624	2,537,739
†Green Dot Class A	36,341	2,189,909
†LendingClub	247,400	1,021,762
Nelnet Class A	15,038	823,782
†PRA Group	36,723	1,219,204
†Regional Management	6,543	172,146
†World Acceptance	4,701	379,465

		10,115,382

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Containers & Packaging–0.12%
Greif Class A	20,500	$1,241,890
Greif Class B	4,500	312,075
Myers Industries	18,397	358,741
†UFP Technologies	5,600	155,680

		2,068,386

Distributors–0.07%
Core-Mark Holding	36,560	1,154,565
Weyco Group	4,458	132,492

		1,287,057

Diversified Consumer Services–0.86%
†Adtalem Global Education	49,400	2,077,270
†American Public Education	12,460	312,123
†Ascent Capital Group Class A	8,777	100,848
†Bridgepoint Education	15,373	127,596
†Cambium Learning Group	7,100	40,328
Capella Education	9,280	718,272
†Career Education	54,968	664,013
Carriage Services	10,635	273,426
†Chegg	76,400	1,246,848
Collectors Universe	7,100	203,344
†Grand Canyon Education	37,108	3,322,279
†Houghton Mifflin Harcourt	84,800	788,640
†K12	32,300	513,570
†Laureate Education Class A	43,100	584,436
Liberty Tax	6,600	72,600
†Regis	27,846	427,715
†Sotheby’s	30,375	1,567,350
Strayer Education	8,565	767,253
†Weight Watchers International	22,000	974,160

		14,782,071

Diversified Financial Services–0.08%
†Cannae Holdings	48,900	832,767
Marlin Business Services	5,686	127,366
†On Deck Capital	41,700	239,358
Tiptree Financial Class A	21,700	129,115

		1,328,606

Diversified Telecommunication Services–0.61%
ATN International	7,792	430,586
†Cincinnati Bell	31,265	651,875
Cogent Communications Holdings	33,204	1,504,141
Consolidated Communications Holdings	53,255	649,178
Frontier Communications	58,420	394,919
†General Communication Class A	21,019	820,161
†Globalstar	473,248	619,955
†Hawaiian Telcom Holdco	5,771	178,093
IDT Class B	11,115	117,819
†Intelsat	31,300	106,107
†Iridium Communications	67,750	799,450

LVIP SSGA Small-Cap Index Fund–10

LVIP SSGA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Diversified Telecommunication Services (continued)
†Ooma	12,600	$150,570
†ORBCOMM	49,994	508,939
†pdvWireless	6,800	218,280
†Straight Path Communications Class B	7,800	1,417,962
†Vonage Holdings	165,186	1,679,942
Windstream Holdings	133,992	247,885

		10,495,862

Electric Utilities–1.01%
ALLETE	40,483	3,010,316
El Paso Electric	32,141	1,779,004
Genie Energy Class B	9,300	40,548
IDACORP	39,976	3,652,207
MGE Energy	27,826	1,755,821
Otter Tail	30,281	1,345,990
PNM Resources	63,236	2,557,896
Portland General Electric	70,814	3,227,702
Spark Energy Class A	8,400	104,160

		17,473,644

Electrical Equipment–0.66%
Allied Motion Technologies	6,000	198,540
†Atkore International Group	24,400	523,380
AZZ	21,127	1,079,590
†Babcock & Wilcox Enterprises	33,900	192,552
Encore Wire	16,026	779,665
†Energous	12,900	250,905
EnerSys	34,606	2,409,616
†Generac Holdings	48,882	2,420,637
General Cable	39,500	1,169,200
LSI Industries	20,862	143,531
†Plug Power	159,000	375,240
Powell Industries	6,308	180,724
Preformed Line Products	2,786	197,945
†Revolution Lighting Technologies	7,500	24,675
†Sunrun	63,100	372,290
†Thermon Group Holdings	23,603	558,683
†TPI Composites	9,100	186,186
†Vicor	11,771	246,014
†Vivint Solar	15,700	63,585

		11,372,958

Electronic Equipment, Instruments & Components–2.70%
†Akoustis Technologies	5,400	33,642
†Anixter International	23,101	1,755,676
AVX	34,300	593,390
Badger Meter	22,622	1,081,332
Bel Fuse Class B	6,838	172,147
Belden	33,342	2,573,002
†Benchmark Electronics	40,066	1,165,921
†Control4	19,600	583,296
CTS	25,111	646,608
Daktronics	26,561	242,502

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Electronic Equipment, Instruments & Components (continued)
†Electro Scientific Industries	23,900	$512,177
†ePlus	9,958	748,842
†Fabrinet	28,141	807,647
†FARO Technologies	12,199	573,353
†Fitbit Class A	158,000	902,180
†=Gerber Scientific	6,600	0
†II-VI	48,251	2,265,384
†Insight Enterprises	27,403	1,049,261
†Iteris	17,500	121,975
†Itron	27,200	1,855,040
†KEMET	45,800	689,748
†Kimball Electronics	20,326	370,949
†Knowles	70,806	1,038,016
Littelfuse	17,806	3,522,383
†Maxwell Technologies	27,400	157,824
Mesa Laboratories	2,530	314,479
Methode Electronics	27,266	1,093,367
†MicroVision Inc	50,700	82,641
MTS Systems	13,657	733,381
†Napco Security Technologies	8,800	77,000
†Novanta	25,063	1,253,150
†OSI Systems	13,968	899,260
Park Electrochemical	15,188	298,444
PC Connection	8,824	231,277
†PCM	7,500	74,250
†Plexus	26,763	1,625,049
†Radisys	31,000	31,155
†Rogers	14,352	2,323,876
†Sanmina	60,095	1,983,135
†ScanSource	18,737	670,785
SYNNEX	22,923	3,116,382
Systemax	9,558	317,995
†Tech Data	27,800	2,723,566
†TTM Technologies	74,150	1,161,931
†VeriFone Systems	88,900	1,574,419
Vishay Intertechnology	106,900	2,218,175
†Vishay Precision Group	10,872	273,431

		46,539,443

Energy Equipment & Services–1.49%
Archrock	57,400	602,700
†Basic Energy Services	12,900	302,763
Bristow Group	23,391	315,077
†C&J Energy Services	35,300	1,181,491
†CARBO Ceramics	18,200	185,276
†Diamond Offshore Drilling	52,300	972,257
†Dril-Quip	30,300	1,445,310
Ensco Class A	329,620	1,948,054
†Era Group	12,400	133,300
†Exterran	26,000	817,440
†Fairmount Santrol Holdings	115,200	602,496
†Forum Energy Technologies	65,646	1,020,795

LVIP SSGA Small-Cap Index Fund–11

LVIP SSGA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Energy Equipment & Services (continued)
Frank’s International	37,000	$246,050
†Geospace Technologies	9,153	118,714
Gulf Island Fabrication	10,100	135,593
†Helix Energy Solutions Group	114,056	859,982
†Independence Contract Drilling	26,100	103,878
†Keane Group	28,100	534,181
†Key Energy Services	7,700	90,783
†Mammoth Energy Services	7,000	137,410
†Matrix Service	20,507	365,025
†McDermott International	225,800	1,485,764
Nabors Industries	20,907	142,795
†Natural Gas Services Group	9,185	240,647
†NCS Multistage Holdings	8,200	120,868
†Newpark Resources	70,141	603,213
†Noble	197,200	891,344
†Oil States International	38,400	1,086,720
†Parker Drilling	76,145	76,145
†PHI	8,782	101,608
†Pioneer Energy Services	41,683	127,133
†ProPetro Holding	44,500	897,120
†Ranger Energy Services	6,500	59,995
†RigNet	8,774	131,171
†Rowan	93,200	1,459,512
†SEACOR Holdings	11,900	550,018
†SEACOR Marine Holdings	11,964	139,979
†Select Energy Services Class A	20,900	381,216
†Smart Sand	19,900	172,334
†Solaris Oilfield Infrastructure Class A	15,400	329,714
†Superior Energy Services	122,100	1,175,823
†TETRA Technologies	89,542	382,344
†Unit	41,800	919,600
US Silica Holdings	62,983	2,050,726
†Willbros Group	37,600	53,392

		25,697,756

Equity Real Estate Investment Trusts–6.06%
Acadia Realty Trust	66,015	1,806,170
Agree Realty	21,366	1,099,067
Alexander & Baldwin	37,500	1,040,250
Alexander’s	1,676	663,445
Altisource Residential	38,500	456,610
American Assets Trust	31,173	1,192,056
Armada Hoffler Properties	33,200	515,596
Ashford Hospitality Prime	24,654	239,883
Ashford Hospitality Trust	57,198	384,943
Bluerock Residential Growth REIT	16,000	161,760
CareTrust REIT	60,581	1,015,338
CatchMark Timber Trust Class A	36,600	480,558
CBL & Associates Properties	127,000	718,820
Cedar Realty Trust	60,761	369,427
Chatham Lodging Trust	36,631	833,722
Chesapeake Lodging Trust	47,315	1,281,763

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Equity Real Estate Investment Trusts (continued)
City Office REIT	21,200	$275,812
Clipper Realty	13,500	134,865
Community Healthcare Trust	13,900	390,590
CorEnergy Infrastructure Trust	10,020	382,764
Cousins Properties	331,025	3,061,981
DiamondRock Hospitality	159,274	1,798,203
Easterly Government Properties	34,800	742,632
EastGroup Properties	26,669	2,357,006
Education Realty Trust	58,386	2,038,839
Farmland Partners	23,400	203,112
First Industrial Realty Trust	94,206	2,964,663
Four Corners Property Trust	48,000	1,233,600
Franklin Street Properties	78,204	839,911
GEO Group	97,126	2,292,174
Getty Realty	24,217	657,734
Gladstone Commercial	19,605	412,881
Global Medical REIT	11,600	95,120
Global Net Lease	53,700	1,105,146
Government Properties Income Trust	76,303	1,414,658
Gramercy Property Trust	127,205	3,391,285
Healthcare Realty Trust	97,092	3,118,595
Hersha Hospitality Trust	30,741	534,893
Independence Realty Trust	69,256	698,793
InfraREIT	34,500	641,010
Investors Real Estate Trust	89,662	509,280
†iStar	57,670	651,671
Jernigan Capital	11,400	216,714
Kite Realty Group Trust	66,254	1,298,578
LaSalle Hotel Properties	90,311	2,535,030
Lexington Realty Trust	173,186	1,671,245
LTC Properties	31,473	1,370,649
Mack-Cali Realty	72,200	1,556,632
MedEquities Realty Trust	23,600	264,792
Monmouth Real Estate Investment	55,889	994,824
National Health Investors	31,534	2,377,033
National Storage Affiliates Trust	35,700	973,182
New Senior Investment Group	64,900	490,644
Nexpoint Residential Trust	14,400	402,336
NorthStar Realty Europe	43,600	585,548
One Liberty Properties	10,738	278,329
Pebblebrook Hotel Trust	53,810	2,000,118
Pennsylvania Real Estate Investment Trust	51,299	609,945
Physicians Realty Trust	142,800	2,568,972
Potlatch	32,292	1,611,371
Preferred Apartment Communities Class A	30,300	613,575
PS Business Parks	15,762	1,971,669
QTS Realty Trust Class A	38,300	2,074,328
†Quality Care Properties	75,900	1,048,179
RAIT Financial Trust	70,832	26,562
Ramco-Gershenson Properties Trust	59,105	870,617

LVIP SSGA Small-Cap Index Fund–12

LVIP SSGA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Equity Real Estate Investment Trusts (continued)
Retail Opportunity Investments	86,267	$1,721,027
Rexford Industrial Realty	62,000	1,807,920
RLJ Lodging Trust	134,355	2,951,779
Ryman Hospitality Properties	35,103	2,422,809
Sabra Health Care REIT	138,754	2,604,413
Safety Income And Growth	7,700	135,520
Saul Centers	8,766	541,301
Select Income REIT	50,663	1,273,161
Seritage Growth Properties Class A	18,700	756,602
STAG Industrial	73,834	2,017,883
Summit Hotel Properties	83,073	1,265,202
Sunstone Hotel Investors	178,692	2,953,779
Terreno Realty	43,014	1,508,071
TIER REIT	35,400	721,806
UMH Properties	24,867	370,518
Universal Health Realty Income Trust	10,273	771,605
Urban Edge Properties	82,700	2,108,023
Urstadt Biddle Properties Class A	21,617	469,954
Washington Prime Group	151,700	1,080,104
Washington Real Estate Investment Trust	61,375	1,909,990
Whitestone REIT	29,771	429,000
Xenia Hotels & Resorts	86,300	1,863,217

		104,301,182

Food & Staples Retailing–0.53%
Andersons	19,963	621,847
†Chefs’ Warehouse	15,895	325,847
Ingles Markets Class A	10,331	357,453
†Natural Grocers by Vitamin Cottage	7,253	64,769
†Performance Food Group	72,200	2,389,820
PriceSmart	17,632	1,518,115
†Smart & Final Stores	14,800	126,540
SpartanNash	30,458	812,619
†SUPERVALU	28,421	613,894
†United Natural Foods	39,099	1,926,408
Village Super Market Class A	6,613	151,636
Weis Markets	7,000	289,730

		9,198,678

Food Products–1.31%
Alico	2,463	72,659
†Amplify Snack Brands	21,400	257,014
B&G Foods Class A	52,314	1,838,837
Bob Evans Farms	15,832	1,247,878
Calavo Growers	12,554	1,059,558
†Cal-Maine Foods	24,930	1,108,139
†Darling Ingredients	130,259	2,361,596
Dean Foods	68,700	794,172
†Farmer Brothers	7,301	234,727
Fresh Del Monte Produce	25,956	1,237,323
†Freshpet	18,400	348,680

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Food Products (continued)
†Hostess Brands	64,600	$956,726
J&J Snack Foods	11,987	1,819,986
John B Sanfilippo & Son	7,102	449,202
Lancaster Colony	14,954	1,932,206
†Landec	20,933	263,756
†Lifeway Foods	4,131	33,048
Limoneira	9,287	208,029
Sanderson Farms	15,990	2,219,092
†Seneca Foods Class A	4,510	138,683
Snyder’s-Lance	68,185	3,414,705
Tootsie Roll Industries	13,048	474,947

		22,470,963

Gas Utilities–1.13%
Chesapeake Utilities	12,865	1,010,546
New Jersey Resources	68,082	2,736,896
Northwest Natural Gas	21,919	1,307,468
ONE Gas	41,300	3,025,638
RGC Resources	5,000	135,400
South Jersey Industries	63,404	1,980,107
Southwest Gas Holdings	37,595	3,025,646
Spire	37,367	2,808,130
WGL Holdings	40,524	3,478,580

		19,508,411

Health Care Equipment & Supplies–3.52%
Abaxis	16,413	812,772
†Accuray	60,218	258,937
Analogic	9,337	781,974
†AngioDynamics	27,092	450,540
†Anika Therapeutics	11,695	630,477
†Antares Pharma	106,700	212,333
†AtriCure	23,003	419,575
Atrion	1,067	672,850
†AxoGen	21,000	594,300
Cantel Medical	28,750	2,957,513
†Cardiovascular Systems	24,882	589,455
†Cerus	74,683	252,429
†ConforMIS	27,924	66,459
CONMED	22,022	1,122,461
†Corindus Vascular Robotics	62,300	62,923
†CryoLife	23,210	444,471
†Cutera	9,700	439,895
†Endologix	60,532	323,846
†Entellus Medical	10,400	253,656
†Exactech	8,883	439,264
†FONAR	4,500	109,575
†GenMark Diagnostics	33,800	140,946
†Glaukos	21,300	546,345
†Globus Medical	55,974	2,300,531
†Haemonetics	41,534	2,412,295
†Halyard Health	37,200	1,717,896

LVIP SSGA Small-Cap Index Fund–13

LVIP SSGA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Equipment & Supplies (continued)
†Heska	4,700	$376,987
†ICU Medical	11,967	2,584,872
†Inogen	13,100	1,559,948
†Insulet	45,985	3,172,965
†Integer Holdings	24,025	1,088,333
†Integra LifeSciences Holdings	50,450	2,414,537
Invacare	22,839	384,837
†iRhythm Technologies	10,200	571,710
†K2M Group Holdings	30,100	541,800
†Lantheus Holdings	24,600	503,070
LeMaitre Vascular	12,200	388,448
†LivaNova	38,400	3,068,928
†Masimo	35,458	3,006,838
Meridian Bioscience	30,975	433,650
†Merit Medical Systems	38,774	1,675,037
†Natus Medical	24,363	930,667
†Neogen	29,412	2,417,961
†Nevro	22,100	1,525,784
†Novocure	44,700	902,940
†NuVasive	40,237	2,353,462
†NxStage Medical	51,954	1,258,845
†Obalon Therapeutics	9,200	60,812
†OraSure Technologies	42,506	801,663
†Orthofix International	13,003	711,264
†Oxford Immunotec Global	17,300	241,681
†Penumbra	23,300	2,192,530
†Pulse Biosciences	6,800	160,480
†Quidel	20,825	902,764
†Quotient	14,400	71,280
†Rockwell Medical Technologies	38,835	226,020
†RTI Surgical	51,400	210,740
†Sientra	10,600	149,036
†Staar Surgical	33,599	520,785
†Surmodics	10,565	295,820
†Tactile Systems Technology	11,400	330,372
Utah Medical Products	2,915	237,281
†Varex Imaging	30,200	1,213,134
†Viewray	21,700	200,942
†Viveve Medical	11,100	55,167
†Wright Medical Group	83,803	1,860,427

		60,617,535

Health Care Providers & Services–1.88%
†AAC Holdings	8,600	77,400
Aceto	21,357	220,618
†Addus HomeCare	4,700	163,560
†Almost Family	9,476	524,497
†Amedisys	22,816	1,202,631
†American Renal Associates Holdings	7,600	132,240
†AMN Healthcare Services	37,574	1,850,519
†BioScrip	80,831	235,218
†BioTelemetry	23,300	696,670

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Providers & Services (continued)
†Capital Senior Living	20,531	$276,963
Chemed	12,498	3,037,264
†Civitas Solutions	12,900	220,590
†Community Health Systems	82,500	351,450
†CorVel	8,012	423,835
†Cross Country Healthcare	28,717	366,429
†Diplomat Pharmacy	38,800	778,716
Ensign Group	38,890	863,358
†Genesis Healthcare	25,278	19,285
†HealthEquity	39,600	1,847,736
†HealthSouth	77,867	3,847,408
Kindred Healthcare	67,651	656,215
†LHC Group	11,806	723,117
†Magellan Health	18,895	1,824,312
†Molina Healthcare	34,881	2,674,675
National HealthCare	8,275	504,279
National Research Class A	7,337	273,670
Owens & Minor	46,954	886,492
†PetIQ	6,900	150,696
†Providence Service	10,033	595,358
†R1 RCM	74,500	328,545
†RadNet	30,200	305,020
†Select Medical Holdings	85,767	1,513,788
†Surgery Partners	13,200	159,720
†Teladoc	43,000	1,498,550
†Tenet Healthcare	66,500	1,008,140
†Tivity Health	29,336	1,072,231
†Triple-S Management Class B	17,638	438,304
U.S. Physical Therapy	9,649	696,658

		32,446,157

Health Care Technology–0.71%
†Allscripts Healthcare Solutions	144,400	2,101,020
†Castlight Health Class B	54,300	203,625
Computer Programs & Systems	8,849	265,912
†Cotiviti Holdings	28,200	908,322
†Evolent Health Class A	49,400	607,620
†HealthStream	19,045	441,082
†HMS Holdings	63,320	1,073,274
†Inovalon Holdings Class A	46,600	699,000
†Medidata Solutions	44,634	2,828,457
†NantHealth	5,000	15,250
†Omnicell	28,225	1,368,913
†Quality Systems	43,428	589,752
Simulations Plus	8,100	130,410
†Tabula Rasa HealthCare	8,100	227,205
†Vocera Communications	22,840	690,225

		12,150,067

Hotels, Restaurants & Leisure–3.11%
†Belmond Class A	69,122	846,745
†Biglari Holdings	695	288,008

LVIP SSGA Small-Cap Index Fund–14

LVIP SSGA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Hotels, Restaurants & Leisure (continued)
BJ’s Restaurants	17,374	$632,414
Bloomin’ Brands	73,952	1,578,136
†Bojangles’	12,900	152,220
Boyd Gaming	65,983	2,312,704
Brinker International	39,300	1,526,412
†Buffalo Wild Wings	11,968	1,871,197
†Caesars Entertainment	106,043	1,341,444
†Carrols Restaurant Group	26,365	320,335
†Century Casinos	18,500	168,905
Cheesecake Factory	35,786	1,724,169
Churchill Downs	10,721	2,494,777
†Chuy’s Holdings	12,532	351,523
Cracker Barrel Old Country Store	15,294	2,430,064
†Dave & Buster’s Entertainment	33,100	1,826,127
†Del Frisco’s Restaurant Group	16,987	259,052
†Del Taco Restaurants	24,500	296,940
†Denny’s	56,256	744,829
DineEquity	13,132	666,186
Drive Shack	46,200	255,486
†El Pollo Loco Holdings	15,200	150,480
†Eldorado Resorts	35,700	1,183,455
†Empire Resorts	1,339	36,153
†Fiesta Restaurant Group	18,857	358,283
†Fogo De Chao	4,800	55,680
†Golden Entertainment	9,000	293,850
†Habit Restaurants Class A	15,000	143,250
ILG	84,436	2,404,737
International Speedway Class A	19,618	781,777
†J Alexander’s Holdings	11,071	107,389
Jack in the Box	23,315	2,287,435
†La Quinta Holdings	63,100	1,164,826
†Lindblad Expeditions Holdings	12,800	125,312
Marcus	13,534	370,155
Marriott Vacations Worldwide	17,372	2,348,868
†Monarch Casino & Resort	8,484	380,253
Nathan’s Famous	2,600	196,300
†Noodles & Co	7,800	40,950
Papa John’s International	21,822	1,224,432
†Penn National Gaming	67,400	2,111,642
†Pinnacle Entertainment	42,685	1,397,080
†Planet Fitness Class A	68,700	2,379,081
†Potbelly	16,600	204,180
RCI Hospitality Holdings	6,700	187,466
†Red Lion Hotels	12,300	121,155
†Red Robin Gourmet Burgers	9,622	542,681
Red Rock Resorts Class A	54,100	1,825,334
Ruth’s Hospitality Group	22,008	476,473
†Scientific Games Class A	42,252	2,167,528
†SeaWorld Entertainment	55,600	754,492
†Shake Shack Class A	16,300	704,160
Sonic	31,875	875,925
Speedway Motorsports	9,461	178,529

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Hotels, Restaurants & Leisure (continued)
Texas Roadhouse	53,040	$2,794,147
Wingstop	23,400	912,132
†Zoe’s Kitchen	13,900	232,408

		53,605,671

Household Durables–1.50%
†AV Homes	8,780	146,187
Bassett Furniture Industries	8,100	304,560
†Beazer Homes USA	25,566	491,123
†Cavco Industries	6,826	1,041,648
†Century Communities	13,938	433,472
CSS Industries	6,655	185,209
Ethan Allen Interiors	18,332	524,295
Flexsteel Industries	5,666	265,055
†GoPro Class A	82,900	627,553
†Green Brick Partners	15,200	171,760
Hamilton Beach Brands Holding Class A	6,892	177,056
Hamilton Beach Brands Holding Class B	2,792	71,726
†Helen of Troy	21,147	2,037,513
Hooker Furniture	9,300	394,785
†Hovnanian Enterprises Class A	101,192	338,993
†Installed Building Products	16,618	1,262,137
†iRobot	21,132	1,620,824
KB Home	66,736	2,132,215
La-Z-Boy	36,733	1,146,070
†LGI Homes	13,900	1,042,917
Libbey	15,888	119,478
Lifetime Brands	8,078	133,287
†M/I Homes	19,674	676,786
MDC Holdings	36,090	1,150,549
†Meritage Homes	30,684	1,571,021
†New Home	10,900	136,577
†PICO Holdings	15,971	204,429
†Taylor Morrison Home Class A	65,200	1,595,444
†TopBuild	28,800	2,181,312
†TRI Pointe Group	119,452	2,140,580
†Universal Electronics	10,611	501,370
†William Lyon Homes Class A	19,600	569,968
†ZAGG	25,300	466,785

		25,862,684

Household Products–0.26%
†Central Garden & Pet	8,900	346,388
†Central Garden & Pet Class A	27,322	1,030,313
†HRG Group	94,856	1,607,809
Oil-Dri Corp. of America	3,441	142,801
Orchids Paper Products	5,392	69,018
WD-40	10,539	1,243,602

		4,439,931

LVIP SSGA Small-Cap Index Fund–15

LVIP SSGA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Independent Power & Renewable Electricity Producers–0.38%
†Atlantic Power	87,433	$205,468
†Dynegy	87,700	1,039,245
NRG Yield Class A	25,700	484,445
NRG Yield Class C	51,400	971,460
Ormat Technologies	32,256	2,063,094
Pattern Energy Group	61,300	1,317,337
TerraForm Power Class A	35,464	424,149

		6,505,198

Industrial Conglomerates–0.06%
Raven Industries	29,151	1,001,337

		1,001,337

Insurance–2.29%
†Ambac Financial Group	37,300	596,054
American Equity Investment Life Holding	66,755	2,051,381
AMERISAFE	15,399	948,578
AmTrust Financial Services	63,300	637,431
Argo Group International Holdings	23,189	1,429,602
†Atlas Financial Holdings	8,300	170,565
Baldwin & Lyons Class B	7,143	171,075
Blue Capital Reinsurance Holdings	5,100	61,455
†Citizens	31,491	231,459
CNO Financial Group	133,612	3,298,880
Crawford & Co. Class B	10,379	99,846
Donegal Group Class A	5,144	88,991
†eHealth	14,419	250,458
EMC Insurance Group	5,953	170,792
Employers Holdings	25,427	1,128,959
†Enstar Group	8,911	1,788,883
FBL Financial Group Class A	7,274	506,634
Federated National Holding	7,500	124,275
†Genworth Financial	402,200	1,250,842
†Global Indemnity	6,337	266,281
†Greenlight Capital Re Class A	21,657	435,306
†Hallmark Financial Services	8,751	91,273
HCI Group	6,107	182,599
†Health Insurance Innovations Class A	8,300	207,085
Heritage Insurance Holdings	22,000	396,440
Horace Mann Educators	32,631	1,439,027
Independence Holding	6,117	167,912
Infinity Property & Casualty	8,689	921,034
Investors Title	1,200	238,020
James River Holdings L	20,900	836,209
Kemper	31,500	2,170,350
Kingstone	6,700	125,960
Kinsale Capital Group	10,700	481,500
Maiden Holdings	52,595	347,127
†MBIA	69,300	507,276
National General Holdings	39,700	779,708
National Western Life Group Class A	1,716	568,030

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Insurance (continued)
Navigators Group	16,832	$819,718
†Ni Holdings	7,600	129,048
Primerica	34,522	3,505,709
RLI	30,734	1,864,324
Safety Insurance Group	11,799	948,640
Selective Insurance Group	45,607	2,677,131
State Auto Financial	12,495	363,854
Stewart Information Services	16,239	686,910
†Third Point Reinsurance	71,700	1,050,405
†Trupanion	16,682	488,282
United Fire Group	16,121	734,795
United Insurance Holdings	17,000	293,250
Universal Insurance Holdings	24,303	664,687
†WMIH	148,500	126,091

		39,520,141

Internet & Direct Marketing Retail–0.39%
†1-800-Flowers.com Class A	19,282	206,317
†Duluth Holdings Class B	8,300	148,155
†FTD	13,837	99,488
†Gaia	5,850	72,540
†Groupon	271,000	1,382,100
HSN	212	8,554
†Lands End	10,600	207,230
†Liberty TripAdvisor Holdings Class A	54,500	513,663
Nutrisystem	23,826	1,253,248
†Overstock.com	13,297	849,678
PetMed Express	15,272	694,876
†Shutterfly	26,172	1,302,057

		6,737,906

Internet Software & Services–3.12%
†2U	37,500	2,419,125
†Actua	26,759	417,440
†Alarm.com Holdings	15,100	570,025
†Alteryx Class A	18,300	462,441
†Amber Road	11,100	81,474
†Appfolio Class A	6,700	278,050
†Apptio Class A	18,300	430,416
†Bazaarvoice	69,280	377,576
†Benefitfocus	11,800	318,600
†Blucora	35,068	775,003
†Box Class A	62,400	1,317,888
†Brightcove	21,686	153,971
†Carbonite	18,370	461,087
†Care.com	12,300	221,892
†Cars.com	57,500	1,658,300
†ChannelAdvisor	18,800	169,200
†Cimpress	19,834	2,377,700
†Cloudera	76,100	1,257,172
†CommerceHub Class A	10,200	224,298
†CommerceHub Class C	21,600	444,744

LVIP SSGA Small-Cap Index Fund–16

LVIP SSGA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Internet Software & Services (continued)
†Cornerstone OnDemand	39,910	$1,410,020
†Coupa Software	24,400	761,768
†DHI Group	40,816	77,550
†Endurance International Group Holdings	46,000	386,400
†Envestnet	34,363	1,712,996
†Etsy	92,200	1,885,490
†Five9	42,000	1,044,960
†Gogo	44,500	501,960
†GrubHub	67,800	4,868,040
†GTT Communications	24,900	1,169,055
†Hortonworks	39,500	794,345
†Instructure	15,800	522,980
†Internap	14,825	232,901
j2 Global	36,787	2,760,129
†Leaf Group	4,100	40,590
†Limelight Networks	67,249	296,568
†Liquidity Services	17,626	85,486
†LivePerson	38,818	446,407
†Meet Group	55,800	157,356
†Mindbody Class A	33,300	1,013,985
†MuleSoft Class A	20,000	465,200
†New Relic	23,300	1,346,041
NIC	52,547	872,280
†Nutanix Class A	83,600	2,949,408
†Okta	16,600	425,126
†Ominto	10,573	35,842
†Q2 Holdings	25,200	928,620
†QuinStreet	29,711	248,978
†Quotient Technology	54,700	642,725
Reis	8,300	171,395
†SendGrid	8,000	191,760
†Shutterstock	14,152	608,961
†SPS Commerce	13,201	641,437
†Stamps.com	12,538	2,357,144
†TechTarget	15,398	214,340
†Tintri	12,600	64,260
†Trade Desk Class A	19,200	878,016
†TrueCar	54,100	605,920
†Tucows Class A	6,700	469,335
†Twilio Class A	49,800	1,175,280
†Veritone	2,700	62,640
†Web.com Group	31,551	687,812
†XO Group	18,601	343,374
†Yelp	61,600	2,584,736
†Yext	21,100	253,833

		53,809,851

IT Services–1.76%
†Acxiom	61,372	1,691,412
†Blackhawk Network Holdings Class A	43,600	1,554,340
†CACI International Class A	19,361	2,562,428

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
IT Services (continued)
†Cardtronics Class A	33,940	$628,569
Cass Information Systems	9,763	568,304
Convergys	74,822	1,758,317
CSG Systems International	25,888	1,134,412
†EPAM Systems	38,845	4,173,118
†Everi Holdings	47,300	356,642
EVERTEC	47,400	647,010
†ExlService Holdings	26,148	1,578,032
Hackett Group	16,191	254,361
†Information Services Group	27,000	112,590
ManTech International Class A	20,117	1,009,672
MAXIMUS	50,764	3,633,687
†MoneyGram International	24,587	324,057
†Perficient	26,125	498,204
†Presidio	14,100	270,297
Science Applications International	34,700	2,656,979
†ServiceSource International	63,760	197,018
†StarTek	7,500	74,775
†Sykes Enterprises	31,577	993,097
†Syntel	27,328	628,271
TeleTech Holdings	12,260	493,465
Travelport Worldwide	94,600	1,236,422
†Unisys	36,654	298,730
†Virtusa	20,436	900,819

		30,235,028

Leisure Products–0.30%
Acushnet Holdings	26,400	556,512
†American Outdoor Brands	41,132	528,135
Callaway Golf	75,927	1,057,663
†Clarus	15,300	120,105
Escalade	7,200	88,560
Johnson Outdoors Class A	3,886	241,282
†Malibu Boats Class A	16,300	484,599
Marine Products	4,556	58,043
†MCBC Holdings	13,700	304,414
†Nautilus	22,700	303,045
Sturm Ruger & Co.	13,814	771,512
†Vista Outdoor	42,500	619,225

		5,133,095

Life Sciences Tools & Services–0.53%
†Accelerate Diagnostics	20,221	529,790
†Cambrex	26,046	1,250,208
†Enzo Biochem	34,500	281,175
†Fluidigm	25,845	152,227
†INC Research Holdings Class A	42,000	1,831,200
Luminex	33,207	654,178
†Medpace Holdings	6,200	224,812
†NanoString Technologies	17,100	127,737
†NeoGenomics	44,600	395,156
†Pacific Biosciences of California	83,098	219,379

LVIP SSGA Small-Cap Index Fund–17

LVIP SSGA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Life Sciences Tools & Services (continued)
†PRA Health Sciences	38,700	$3,524,409

		9,190,271

Machinery–3.74%
Actuant Class A	47,714	1,207,164
Alamo Group	7,635	861,762
Albany International	22,883	1,406,160
Altra Industrial Motion	22,978	1,158,091
American Railcar Industries	5,046	210,115
Astec Industries	17,147	1,003,099
Barnes Group	39,839	2,520,613
†Blue Bird	5,900	117,410
Briggs & Stratton	31,514	799,510
†Chart Industries	24,574	1,151,538
CIRCOR International	12,327	600,078
Columbus McKinnon	17,108	683,978
†Commercial Vehicle Group	18,700	199,903
DMC Global	12,200	305,610
Douglas Dynamics	16,949	640,672
Eastern	4,100	107,215
†Energy Recovery	25,200	220,500
EnPro Industries	17,009	1,590,512
ESCO Technologies	20,438	1,231,389
†ExOne	9,291	78,044
Federal Signal	44,507	894,146
Franklin Electric	36,940	1,695,546
FreightCar America	10,041	171,500
†Gencor Industries	5,500	91,025
Global Brass & Copper Holdings	17,100	566,010
Gorman-Rupp	14,382	448,862
Graham	7,462	156,180
Greenbrier	21,947	1,169,775
Hardinge	10,200	177,684
†Harsco	61,900	1,154,435
Hillenbrand	50,636	2,263,429
Hurco	5,769	243,452
Hyster-Yale Materials Handling	8,166	695,417
John Bean Technologies	24,892	2,758,034
Kadant	8,297	833,019
Kennametal	63,600	3,078,876
†LB Foster Class A	6,200	168,330
Lindsay	7,907	697,397
†Lydall	12,302	624,327
†Manitowoc	25,675	1,010,055
†Meritor	64,212	1,506,414
†Milacron Holdings	42,900	821,106
Miller Industries	8,229	212,308
Mueller Industries	45,440	1,609,939
Mueller Water Products Class A	123,027	1,541,528
†Navistar International	39,700	1,702,336
NN	20,456	564,586
Omega Flex	1,789	127,752

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Machinery (continued)
Park-Ohio Holdings	7,216	$331,575
†Proto Labs	19,743	2,033,529
†RBC Bearings	18,318	2,315,395
REV Group	18,400	598,552
†Rexnord	82,764	2,153,519
Spartan Motors	26,916	423,927
†SPX	33,300	1,045,287
†SPX FLOW	33,100	1,573,905
Standex International	10,254	1,044,370
Sun Hydraulics	18,428	1,192,107
Tennant	14,181	1,030,250
Titan International	37,010	476,689
†TriMas	35,225	942,269
†Twin Disc	6,300	167,391
Wabash National	48,040	1,042,468
Watts Water Technologies Class A	22,228	1,688,217
Woodward	42,158	3,226,773

		64,363,054

Marine–0.12%
Costamare	43,700	252,149
†Eagle Bulk Shipping	28,500	127,680
†Genco Shipping & Trading	5,800	77,256
Matson	32,500	969,800
†Navios Maritime Holdings	63,200	75,840
†Safe Bulkers	35,700	115,311
Scorpio Bulkers	48,591	359,573

		1,977,609

Media–1.38%
AMC Entertainment Holdings	44,990	679,349
Beasley Broadcast Group Class A	6,200	83,080
†Central European Media Enterprises Class A	68,011	316,251
Clear Channel Outdoor Holdings Class A	26,500	121,900
†Daily Journal	950	218,709
Emerald Expositions Events	11,600	235,944
Entercom Communications Class A	99,021	1,069,427
Entravision Communications Class A	47,530	339,839
†Eros International	22,400	216,160
†EW Scripps Class A	44,266	691,878
Gannett	88,000	1,019,920
†Global Eagle Entertainment	35,400	81,066
†Gray Television	47,400	793,950
†Hemisphere Media Group	13,500	155,925
†IMAX	44,200	1,023,230
†Liberty Media-Liberty Braves Class A	8,000	176,400
†Liberty Media-Liberty Braves Class C	26,800	595,496
†Loral Space & Communications	9,461	416,757
†MDC Partners Class A	44,335	432,266
Meredith	31,434	2,076,216

LVIP SSGA Small-Cap Index Fund–18

LVIP SSGA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Media (continued)
†MSG Networks Class A	48,300	$978,075
National CineMedia	45,829	314,387
New Media Investment Group	38,000	637,640
New York Times Class A	99,911	1,848,353
Nexstar Media Group Class A	35,997	2,814,965
†Reading International Class A	13,940	232,798
Saga Communications Class A	2,612	105,655
Salem Media Group	10,300	46,350
Scholastic	22,191	890,081
Sinclair Broadcast Group Class A	57,432	2,173,801
Time	77,100	1,422,495
†Townsquare Media Class A	9,400	72,192
†tronc	17,300	304,307
†WideOpenWest	15,700	165,949
World Wrestling Entertainment Class A	30,507	932,904

		23,683,715

Metals & Mining–1.26%
†AK Steel Holding	243,356	1,377,395
†Allegheny Technologies	99,800	2,409,172
Ampco-Pittsburgh	7,400	91,760
Carpenter Technology	36,900	1,881,531
†Century Aluminum	40,887	803,021
†Cleveland-Cliffs Class CLIFFS	238,100	1,716,701
†Coeur Mining	139,486	1,046,145
Commercial Metals	92,000	1,961,440
Compass Minerals International	27,000	1,950,750
Gold Resource	43,500	191,400
Haynes International	9,081	291,046
Hecla Mining	302,500	1,200,925
Kaiser Aluminum	13,322	1,423,456
†Klondex Mines	130,600	340,866
Materion	15,484	752,522
Olympic Steel	5,606	120,473
†Ryerson Holding	14,325	148,980
Schnitzer Steel Industries Class A	21,601	723,634
†SunCoke Energy	50,547	606,059
†TimkenSteel	28,400	431,396
Warrior Met Coal	25,800	648,870
Worthington Industries	35,908	1,582,106

		21,699,648

Mortgage Real Estate Investment Trusts–0.80%
AG Mortgage Investment Trust	20,484	389,401
Anworth Mortgage Asset	70,031	380,969
Apollo Commercial Real Estate Finance	84,381	1,556,829
Ares Commercial Real Estate	19,289	248,828
Armour Residential REIT	31,853	819,259
Capstead Mortgage	71,108	615,084
Cherry Hill Mortgage Investment	8,700	156,513
CYS Investments	123,267	989,834

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Mortgage Real Estate Investment Trusts (continued)
Dynex Capital	32,230	$225,932
Ellington Residential Mortgage REIT	6,200	74,648
Granite Point Mortgage Trust	33,500	594,290
Great Ajax	11,300	156,166
Hannon Armstrong Sustainable Infrastructure Capital	37,700	907,062
Invesco Mortgage Capital	89,661	1,598,656
KKR Real Estate Finance Trust	7,700	154,077
Ladder Capital Class A	59,405	809,690
MTGE Investment	34,111	631,053
New York Mortgage Trust	81,332	501,818
Orchid Island Capital	35,000	324,800
Owens Realty Mortgage	8,700	139,287
PennyMac Mortgage Investment Trust	50,821	816,693
Redwood Trust	61,746	915,076
Resource Capital	21,982	205,971
Sutherland Asset Management	12,600	190,890
TPG RE Finance Trust	8,200	156,210
Western Asset Mortgage Capital	29,784	296,351

		13,855,387

Multiline Retail–0.33%
Big Lots	35,300	1,982,095
Dillard’s Class A	11,300	678,565
Fred’s Class A	25,477	103,182
†JC Penney	254,100	802,956
†Ollie’s Bargain Outlet Holdings	37,900	2,018,175
†Sears Holdings	9,800	35,084

		5,620,057

Multi-Utilities–0.46%
Avista	51,026	2,627,329
Black Hills	42,443	2,551,249
NorthWestern	38,606	2,304,778
Unitil	10,641	485,442

		7,968,798

Oil, Gas & Consumable Fuels–2.32%
†Abraxas Petroleum	117,312	288,588
Adams Resources & Energy	1,206	52,461
†Approach Resources	29,500	87,320
Arch Coal Class A	16,600	1,546,456
†Ardmore Shipping	19,500	156,000
†Bill Barrett	53,390	273,891
†Bonanza Creek Energy	16,200	446,958
†California Resources	31,700	616,248
†Callon Petroleum	160,416	1,949,054
†Carrizo Oil & Gas	61,989	1,319,126
†Clean Energy Fuels	101,395	205,832
†Cloud Peak Energy	54,900	244,305
†Cobalt International Energy	1	1
†Contango Oil & Gas	14,481	68,206
CVR Energy	12,900	480,396

LVIP SSGA Small-Cap Index Fund–19

LVIP SSGA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Oil, Gas & Consumable Fuels (continued)
Delek US Holdings	61,879	$2,162,052
†Denbury Resources	316,900	700,349
DHT Holdings	59,200	212,528
†Dorian LPG	24,036	197,576
†Earthstone Energy Class A	17,200	182,836
†Eclipse Resources	51,400	123,360
†Energy XXI Gulf Coast	22,000	126,280
†EP Energy Class A	33,600	79,296
Evolution Petroleum	21,847	149,652
Frontline	54,936	252,156
GasLog	30,007	667,656
†Gastar Exploration	129,600	136,080
†Gener8 Maritime	34,100	225,742
Golar LNG	76,500	2,280,465
Green Plains	30,843	519,705
†Halcon Resources	95,700	724,449
Hallador Energy	11,900	72,471
†International Seaways	21,865	403,628
†Isramco	651	68,127
†Jagged Peak Energy	42,400	669,072
†Jones Energy Class A	47,194	51,913
†Lilis Energy	31,800	162,498
†Matador Resources	77,595	2,415,532
†Midstates Petroleum	8,300	137,614
NACCO Industries Class A	2,792	105,119
Navios Maritime Acquisition	43,100	47,841
Nordic American Tankers	75,098	184,741
†Oasis Petroleum	208,200	1,750,962
†Overseas Shipholding Group Class A	31,400	86,036
†Pacific Ethanol	25,000	113,750
Panhandle Oil & Gas Class A	12,494	256,752
†Par Pacific Holdings	26,035	501,955
†PDC Energy	52,450	2,703,273
†Peabody Energy	52,000	2,047,240
†Penn Virginia	10,600	414,566
†Renewable Energy Group	32,064	378,355
†Resolute Energy	16,100	506,667
†REX American Resources	4,850	401,532
†Ring Energy	39,387	547,479
†Sanchez Energy	52,338	277,915
†SandRidge Energy	25,900	545,713
Scorpio Tankers	169,209	516,087
SemGroup Class A	53,105	1,603,771
Ship Finance International	44,542	690,401
†SilverBow Resources	5,200	154,544
†SRC Energy	180,713	1,541,482
†Stone Energy	14,500	466,320
Teekay	38,200	356,024
Teekay Tankers Class A	175,141	245,197
†Tellurian	47,300	460,702
†Ultra Petroleum	155,900	1,412,454
†Uranium Energy	101,300	179,301

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Oil, Gas & Consumable Fuels (continued)
†W&T Offshore	69,636	$230,495
†Westmoreland Coal	14,557	17,614
†WildHorse Resource Development	37,900	697,739

		39,897,906

Paper & Forest Products–0.62%
Boise Cascade	30,046	1,198,835
†Clearwater Paper	12,651	574,355
Deltic Timber	8,555	783,210
KapStone Paper & Packaging	69,364	1,573,869
†Louisiana-Pacific	115,178	3,024,574
Neenah	13,295	1,205,192
PH Glatfelter	32,417	695,020
Schweitzer-Mauduit International	24,467	1,109,823
†Verso Class A	25,000	439,250

		10,604,128

Personal Products–0.15%
†elf Beauty	15,400	343,574
Inter Parfums	13,193	573,236
Medifast	8,687	606,439
Natural Health Trends	6,900	104,811
Nature’s Sunshine Products	8,440	97,482
†Revlon Class A	7,654	166,857
†USANA Health Sciences	9,178	679,631

		2,572,030

Pharmaceuticals–2.19%
†Aclaris Therapeutics	18,000	443,880
†Aerie Pharmaceuticals	25,200	1,505,700
†Akcea Therapeutics	11,100	192,696
†Amphastar Pharmaceuticals	28,400	546,416
†ANI Pharmaceuticals	6,600	425,370
†Aratana Therapeutics	35,300	185,678
†Assembly Biosciences	13,400	606,350
†Catalent	104,300	4,284,644
†Clearside BioMedical	18,400	128,800
†Collegium Pharmaceutical	19,300	356,278
†Corcept Therapeutics	73,011	1,318,579
†Corium International	22,200	213,342
†Depomed	45,757	368,344
†Dermira	28,300	787,023
†Dova Pharmaceuticals	5,200	149,760
†Durect	96,800	89,230
†Horizon Pharma	129,900	1,896,540
†Impax Laboratories	55,102	917,448
†Innoviva	60,200	854,238
†Intersect ENT	20,300	657,720
†Intra-Cellular Therapies	35,500	514,040
†Kala Pharmaceuticals	6,000	110,940
†Lannett	23,280	540,096
†Medicines	52,733	1,441,720
†Melinta Therapeutics	6,659	105,212

LVIP SSGA Small-Cap Index Fund–20

LVIP SSGA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Pharmaceuticals (continued)
†Myokardia	13,800	$580,980
†Nektar Therapeutics	116,888	6,980,551
†Neos Therapeutics	14,600	148,920
†Ocular Therapeutix	13,100	58,295
†Omeros	33,866	658,016
†Optinose	5,900	111,510
†Pacira Pharmaceuticals	31,375	1,432,269
†Paratek Pharmaceuticals	16,300	291,770
Phibro Animal Health Class A	15,900	532,650
†Prestige Brands Holdings	42,355	1,880,986
†Reata Pharmaceuticals Class A	9,700	274,704
†Revance Therapeutics	18,600	664,950
†Sienna Biopharmaceuticals	5,400	98,010
†Sucampo Pharmaceuticals Class A	19,310	346,615
†Supernus Pharmaceuticals	37,885	1,509,717
†Teligent	32,500	117,975
†Tetraphase Pharmaceuticals	34,800	219,240
†TherapeuticsMD	126,700	765,268
†Theravance Biopharma	31,200	870,168
†WAVE Life Sciences	10,100	354,510
†Zogenix	27,746	1,111,227
†Zynerba Pharmaceuticals	8,500	106,420

		37,754,795

Professional Services–1.18%
†Acacia Research	35,876	145,298
Barrett Business Services	5,032	324,514
BG Staffing	5,100	81,294
†CBIZ	41,746	644,976
†Cogint	11,600	51,040
CRA International	6,651	298,962
Exponent	20,430	1,452,573
Forrester Research	7,133	315,279
†Franklin Covey	9,480	196,710
†FTI Consulting	31,206	1,340,610
†GP Strategies	10,500	243,600
Heidrick & Struggles International	13,164	323,176
†Hill International	25,600	139,520
†Huron Consulting Group	16,178	654,400
†ICF International	13,351	700,927
Insperity	28,802	1,651,795
Kelly Services Class A	24,177	659,307
Kforce	17,938	452,935
Korn/Ferry International	40,745	1,686,028
†Mistras Group	14,147	332,030
†Navigant Consulting	38,336	744,102
†On Assignment	40,282	2,588,924
Pendrell	42	25,011
Resources Connection	23,709	366,304
RPX	36,374	488,867
†TriNet Group	33,000	1,463,220
†TrueBlue	31,387	863,143

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Professional Services (continued)
†WageWorks	31,630	$1,961,060
†Willdan Group	5,600	134,064

		20,329,669

Real Estate Management & Development–0.40%
†Altisource Portfolio Solutions	8,400	235,200
Consolidated-Tomoka Land	3,399	215,837
†Forestar Group	9,705	213,510
†FRP Holdings	5,272	233,286
HFF Class A	28,581	1,390,180
Kennedy-Wilson Holdings	96,353	1,671,725
†Marcus & Millichap	12,200	397,842
†Maui Land & Pineapple	5,000	86,500
RE/MAX Holdings	13,200	640,200
†Redfin	7,900	247,428
RMR Group Class A	4,995	296,204
†St. Joe	37,568	678,102
Stratus Properties	5,400	160,380
†Tejon Ranch	16,518	342,914
†Trinity Place Holdings	16,800	116,760

		6,926,068

Road & Rail–0.88%
ArcBest	20,242	723,651
†Avis Budget Group	59,400	2,606,472
†Covenant Transportation Group Class A	10,200	293,046
†Daseke	15,200	217,208
Heartland Express	38,209	891,798
†Hertz Global Holdings	44,800	990,080
Knight-Swift Transportation Holdings Class A	99,150	4,334,838
Marten Transport	29,963	608,249
†Roadrunner Transportation Systems	25,803	198,941
†Saia	19,463	1,377,007
Schneider National Class B	32,600	931,056
Universal Logistics Holdings	6,097	144,804
Werner Enterprises	38,456	1,486,324
†YRC Worldwide	25,000	359,500

		15,162,974

Semiconductors & Semiconductor Equipment–2.98%
†Advanced Energy Industries	31,579	2,130,951
†Alpha & Omega Semiconductor	13,171	215,478
†Ambarella	25,892	1,521,155
†Amkor Technology	82,365	827,768
†Axcelis Technologies	23,333	669,657
†AXT	27,600	240,120
Brooks Automation	53,090	1,266,197
Cabot Microelectronics	19,771	1,860,056
†CEVA	16,623	767,151
†Cirrus Logic	51,188	2,654,610
Cohu	21,843	479,454

LVIP SSGA Small-Cap Index Fund–21

LVIP SSGA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Semiconductors & Semiconductor Equipment (continued)
†Cree	77,400	$2,874,636
†CyberOptics	5,100	76,500
†Diodes	30,865	884,900
†DSP Group	17,252	215,650
Entegris	112,450	3,424,103
†FormFactor	58,125	909,656
†GSI Technology	10,600	84,376
†Ichor Holdings	13,400	329,640
†Impinj	13,400	301,902
†Inphi	32,294	1,181,960
†Integrated Device Technology	106,019	3,151,945
†IXYS	20,122	481,922
†Kopin	50,542	161,734
†Lattice Semiconductor	88,926	513,992
†MACOM Technology Solutions Holdings	32,671	1,063,114
†MaxLinear Class A	48,172	1,272,704
MKS Instruments	42,624	4,027,968
Monolithic Power Systems	31,553	3,545,295
†Nanometrics	17,322	431,664
†NeoPhotonics	24,000	157,920
NVE	3,518	302,548
†PDF Solutions	19,778	310,515
†Photronics	48,160	410,564
†Pixelworks	21,200	134,196
Power Integrations	22,856	1,681,059
†Rambus	86,786	1,234,097
†Rudolph Technologies	24,838	593,628
†Semtech	51,684	1,767,593
†Sigma Designs	31,300	217,535
†Silicon Laboratories	33,200	2,931,560
†SMART Global Holdings	4,800	161,760
†SunPower	44,400	374,292
†Synaptics	27,752	1,108,415
†Ultra Clean Holdings	25,366	585,701
†Veeco Instruments	35,948	533,828
†Xcerra	43,741	428,224
Xperi	37,035	903,654

		51,403,347

Software–3.43%
†8x8	71,840	1,012,944
†A10 Networks	42,938	331,481
†ACI Worldwide	92,651	2,100,398
†Agilysys	10,614	130,340
American Software Class A	19,961	232,146
†Aspen Technology	57,075	3,778,365
†Barracuda Networks	19,700	541,750
Blackbaud	37,733	3,565,391
†Blackline	12,800	419,840
†Bottomline Technologies	32,271	1,119,158
†BroadSoft	23,714	1,301,899

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Software (continued)
†Callidus Software	54,457	$1,560,193
†CommVault Systems	30,302	1,590,855
†Digimarc	6,958	251,532
Ebix	18,878	1,496,081
†Ellie Mae	26,892	2,404,145
†Everbridge	12,600	374,472
Fair Isaac	24,039	3,682,775
†ForeScout Technologies	5,200	165,828
†Glu Mobile	91,532	333,176
†HubSpot	27,100	2,395,640
†Imperva	26,861	1,066,382
†MicroStrategy	7,684	1,008,909
†Mitek Systems	25,600	229,120
†MobileIron	37,600	146,640
†Model N	19,300	303,975
Monotype Imaging Holdings	33,631	810,507
†Park City Group	11,000	105,050
†Paycom Software	39,000	3,132,870
†Paylocity Holding	21,000	990,360
Pegasystems	28,202	1,329,724
Progress Software	37,500	1,596,375
†Proofpoint	34,520	3,065,721
†PROS Holdings	21,637	572,299
QAD Class A	7,073	274,786
†Qualys	25,125	1,491,169
†Rapid7	17,300	322,818
†RealNetworks	13,048	44,624
†RealPage	46,611	2,064,867
†RingCentral Class A	49,900	2,415,160
†Rosetta Stone	16,800	209,496
†Rubicon Project	23,600	44,132
†SecureWorks Class A	5,300	47,011
†Silver Spring Networks	33,200	539,168
†Synchronoss Technologies	31,044	277,533
†Telenav	25,300	139,150
TiVo	93,761	1,462,672
†Upland Software	5,400	116,964
†Varonis Systems	14,200	689,410
†VASCO Data Security International	22,159	308,010
†Verint Systems	49,670	2,078,690
†VirnetX Holding	41,705	154,309
†Workiva	19,100	408,740
†Zendesk	77,100	2,609,064
†Zix	44,174	193,482

		59,037,596

Specialty Retail–2.12%
Aaron’s	49,400	1,968,590
Abercrombie & Fitch	55,100	960,393
American Eagle Outfitters	125,700	2,363,160
†America’s Car-Mart	5,585	249,370
†Asbury Automotive Group	14,944	956,416

LVIP SSGA Small-Cap Index Fund–22

LVIP SSGA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Specialty Retail (continued)
†Ascena Retail Group	128,949	$303,030
†At Home Group	6,300	191,457
Barnes & Noble	46,772	313,372
†Barnes & Noble Education	29,243	240,962
Big 5 Sporting Goods	14,893	113,187
†Boot Barn Holdings	11,100	184,371
Buckle	22,708	539,315
†Build-A-Bear Workshop	10,800	99,360
Caleres	32,025	1,072,197
Camping World Holdings Class A	25,700	1,149,561
†Carvana	11,300	216,056
Cato Class A	18,982	302,193
Chico’s FAS	97,900	863,478
Children’s Place	13,701	1,991,440
Citi Trends	12,276	324,823
†Conn’s	14,102	501,326
†Container Store Group	15,800	74,892
DSW Class A	50,400	1,079,064
†Express	62,875	638,181
Finish Line Class A	31,208	453,452
†Five Below	42,818	2,839,690
†Francesca’s Holdings	30,562	223,408
†Genesco	15,332	498,290
†GNC Holdings	51,400	189,666
Group 1 Automotive	15,535	1,102,519
Guess	45,500	768,040
Haverty Furniture	15,414	349,127
†Hibbett Sports	16,983	346,453
†J. Jill	8,800	68,640
†Kirkland’s	12,675	151,656
Lithia Motors Class A	18,737	2,128,336
†Lumber Liquidators Holdings	21,816	684,804
†MarineMax	18,140	342,846
Monro	25,349	1,443,626
†National Vision Holdings	14,300	580,723
Office Depot	409,700	1,450,338
†Party City Holdco	22,400	312,480
Pier 1 Imports	55,425	229,460
Rent-A-Center	35,910	398,601
†RH	15,967	1,376,515
Shoe Carnival	9,521	254,687
†Sleep Number	32,411	1,218,329
Sonic Automotive Class A	19,531	360,347
†Sportsman’s Warehouse Holdings	22,400	148,064
Tailored Brands	36,242	791,163
Tile Shop Holdings	32,100	308,160
Tilly’s Class A	12,363	182,478
†Vitamin Shoppe	19,407	85,391
Winmark	1,609	208,205
†Zumiez	15,623	325,349

		36,517,037

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Technology Hardware, Storage & Peripherals–0.41%
†3D Systems	88,300	$762,912
†Avid Technology	28,700	154,693
CPI Card Group	2,880	10,570
†Cray	29,969	725,250
Diebold Nixdorf	60,700	992,445
†Eastman Kodak	12,000	37,200
†Electronics For Imaging	35,367	1,044,388
†Immersion	20,327	143,509
†Intevac	14,400	98,640
†Pure Storage Class A	74,500	1,181,570
†Quantum	20,800	117,104
†Stratasys	40,400	806,384
†Super Micro Computer	28,715	600,861
†USA Technologies	39,800	388,050

		7,063,576

Textiles, Apparel & Luxury Goods–0.77%
Columbia Sportswear	23,320	1,676,242
†Crocs	58,600	740,704
Culp	7,541	252,623
†Deckers Outdoor	24,400	1,958,100
†Delta Apparel	6,200	125,240
†Fossil Group	31,400	243,978
†G-III Apparel Group	34,696	1,279,935
†Iconix Brand Group	44,872	57,885
Movado Group	11,080	356,776
Oxford Industries	12,966	974,914
†Perry Ellis International	10,714	268,279
†Sequential Brands Group	33,810	60,182
†Steven Madden	46,334	2,163,798
Superior Uniform Group	4,900	130,879
†Unifi	12,374	443,855
†Vera Bradley	16,479	200,714
Wolverine World Wide	72,908	2,324,307

		13,258,411

Thrift & Mortgage Finance–2.19%
Bank Mutual	34,325	365,561
BankFinancial	13,649	209,376
Bear State Financial	15,440	157,951
Beneficial Bancorp	52,356	861,256
†BofI Holding	47,960	1,434,004
†BSB Bancorp	5,900	172,575
Capitol Federal Financial	102,600	1,375,866
Charter Financial	7,993	140,197
Clifton Bancorp	17,062	291,760
Dime Community Bancshares	23,751	497,583
†Entegra Financial	4,700	137,475
ESSA Bancorp	7,100	111,257
†Essent Group	64,400	2,796,248
Federal Agricultural Mortgage Class C	7,274	569,118
First Defiance Financial	8,043	417,995

LVIP SSGA Small-Cap Index Fund–23

LVIP SSGA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Thrift & Mortgage Finance (continued)
†Flagstar Bancorp	17,400	$651,108
Greene County Bancorp	1,752	57,115
Hingham Institution for Savings	900	186,300
Home Bancorp	5,000	216,100
†HomeStreet	23,329	675,375
†Impac Mortgage Holdings	8,000	81,280
Kearny Financial	68,317	987,181
†LendingTree	5,105	1,737,997
†Malvern Bancorp	4,800	125,760
Merchants Bancorp	7,400	145,632
Meridian Bancorp	35,754	736,532
Meta Financial Group	7,100	657,815
†MGIC Investment	292,450	4,126,469
†Nationstar Mortgage Holdings	23,700	438,450
†NMI Holdings Class A	45,000	765,000
Northfield Bancorp	35,756	610,712
Northwest Bancshares	72,066	1,205,664
OceanFirst Financial	23,376	613,620
†Ocwen Financial	69,500	217,535
Oritani Financial	33,111	543,020
†PCSB Financial	13,400	255,270
†PennyMac Financial Services Class A	13,700	306,195
†PHH	24,952	257,006
†Provident Bancorp	1,600	42,320
Provident Financial Holdings	5,700	104,880
Provident Financial Services	49,331	1,330,457
Prudential Bancorp	6,000	105,600
Radian Group	171,354	3,531,606
Riverview Bancorp	14,300	123,981
SI Financial Group	9,700	142,590
Southern Missouri Bancorp	5,100	191,709
Territorial Bancorp	4,742	146,386
Timberland Bancorp	4,600	122,130
TrustCo Bank	71,303	655,988
United Community Financial	35,500	324,115
United Financial Bancorp	38,254	674,801
†Walker & Dunlop	22,263	1,057,493
Washington Federal	68,500	2,346,125
Waterstone Financial	19,664	335,271
Western New England Bancorp	19,100	208,190
WSFS Financial	23,491	1,124,044

		37,703,044

Tobacco–0.17%
Turning Point Brands	6,900	145,797
Universal	18,942	994,455
Vector Group	78,196	1,750,026

		2,890,278

Trading Companies & Distributors–1.36%
Aircastle	38,844	908,561
Applied Industrial Technologies	30,430	2,072,283

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Trading Companies & Distributors (continued)
†Beacon Roofing Supply	52,790	$3,365,890
†BMC Stock Holdings	52,500	1,328,250
†CAI International	13,507	382,518
†DXP Enterprises	12,812	378,851
EnviroStar	3,600	144,000
†Foundation Building Materials	9,600	141,984
GATX	30,700	1,908,312
†GMS	21,700	816,788
H&E Equipment Services	25,381	1,031,738
†Herc Holdings	19,400	1,214,634
†Huttig Building Products	17,700	117,705
Kaman	21,452	1,262,236
†Lawson Products	3,800	94,050
†MRC Global	70,200	1,187,784
†Nexeo Solutions	19,500	177,450
†NOW	80,500	887,915
†Rush Enterprises Class A	23,819	1,210,243
†Rush Enterprises Class B	4,000	192,840
†SiteOne Landscape Supply	27,000	2,070,900
†Textainer Group Holdings	22,420	482,030
†Titan Machinery	14,270	302,096
Triton International	37,886	1,418,831
†Veritiv	8,500	245,650
†Willis Lease Finance	3,700	92,389

		23,435,928

Water Utilities–0.41%
American States Water	28,954	1,676,726
†AquaVenture Holdings	7,800	121,056
Artesian Resources Class A	5,819	224,381
†Cadiz	15,500	220,875
California Water Service Group	38,242	1,734,275
Connecticut Water Service	8,825	506,643
Consolidated Water	11,200	141,120
†Evoqua Water Technologies	25,200	597,492
Global Water Resources	6,283	58,683
Middlesex Water	11,631	464,193
†Pure Cycle	12,700	106,045
SJW Group	13,215	843,513
York Water	9,537	323,304

		7,018,306

Wireless Telecommunication Services–0.12%
†Boingo Wireless	28,997	652,433
Shenandoah Telecommunications	37,150	1,255,670
Spok Holdings	14,777	231,260

		2,139,363

Total Common Stock (Cost $1,129,212,079)		1,651,287,023

LVIP SSGA Small-Cap Index Fund–24

LVIP SSGA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
RIGHTS–0.03%
†=pDurata Therapeutics CVR	14,227	$0
†=pDyax CVR	122,431	412,592
†=pMedia General CVR	82,000	8,200
†=pNewsstar Financial CVR	22,898	12,365
†=pTobira Therapeutics CVR	7,700	90,629

Total Rights (Cost $135,898)		523,786

MONEY MARKET FUND–3.82%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 1.15%)	65,816,494	65,816,494

Total Money Market Fund (Cost $65,816,494)		65,816,494

	Principal Amount°	Value (U.S. $)
SHORT-TERM INVESTMENTS–0.23%
¥U.S. Treasury Obligations–0.23%
U.S. Treasury Bills
1.047% 2/1/18	385,000	$384,596
1.407% 6/7/18	3,510,000	3,487,755

Total Short-Term Investments (Cost $3,872,817)		3,872,351

TOTAL VALUE OF SECURITIES–99.96% (Cost $1,199,037,288)	1,721,499,654
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.04%	756,284

NET ASSETS APPLICABLE TO 54,279,207 SHARES OUTSTANDING–100.00%	$1,722,255,938

NET ASSET VALUE PER SHARE–LVIP SSGA SMALL-CAP INDEX FUND STANDARD CLASS ($1,376,729,551 / 43,384,349 Shares)	$31.733

NET ASSET VALUE PER SHARE–LVIP SSGA SMALL-CAP INDEX FUND SERVICE CLASS ($345,526,387 / 10,894,858 Shares)	$31.715

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2017:
Shares of beneficial interest (unlimited authorization–no par)	$1,148,867,947
Distributions in excess of net investment income	(560,565)
Accumulated net realized gain on investments	50,314,589
Net unrealized appreciation of investments and derivatives	523,633,967

TOTAL NET ASSETS	$1,722,255,938

†	Non-income producing.

«

Includes $607,185 variation margin due to broker on futures contracts, $153,660 payable for securities purchased, $2,032,474 payable for fund shares redeemed, $81,006 other accrued expenses payable and $576,607 due to manager and affiliates as of December 31, 2017.

=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to Financial Statements.”

The rate shown is the effective yield at the time of purchase.

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

¥	Fully or partially pledged as collateral for futures contracts.

p

Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At December 31, 2017, the aggregate value of restricted securities was $523,786, which represented 0.03% of the Fund’s net assets. The Fund has various registration rights (exercisable under a variety of circumstances) with respect to these securities.

LVIP SSGA Small-Cap Index Fund–25

LVIP SSGA Small-Cap Index Fund

Statement of Net Assets (continued)

Restricted Securities

Investment	Date of Acquisition	Cost	Value
Durata Therapeutics CVR	11/18/14	$—	$—
Dyax CVR	1/22/16	135,898	412,592
Media General CVR	1/18/17	—	8,200
Newsstar Financial CVR	12/26/17	—	12,365
Tobira Therapeutics CVR	11/2/16	—	90,629

Total		$135,898	$523,786

The following futures contracts were outstanding at December 31, 2017:1

Futures Contracts

Contracts to Buy (Sell)	Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation
Equity Contracts:
927 E-mini Russell 2000 Index	$71,216,775	$70,045,174	3/19/18	$1,171,601

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amount presented above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

Summary of Abbreviations:

CVR–Contingent Value Rights

IT–Information Technology

REIT–Real Estate Investment Trust

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Small-Cap Index Fund–26

LVIP SSGA Small-Cap Index Fund

Statement of Operations

Year Ended December 31, 2017

INVESTMENT INCOME:
Dividends	$18,590,501
Interest	303,703
Foreign tax withheld	(2,333)

18,891,871

EXPENSES:
Management fees	4,868,901
Distribution fees-Service Class	796,081
Accounting and administration expenses	370,272
Shareholder servicing fees	303,399
Reports and statements to shareholders	164,994
Index fees	67,540
Professional fees	61,386
Trustees’ fees and expenses	41,414
Custodian fees	19,887
Pricing fees	7,800
Consulting fees	6,896
Other	15,950

6,724,520
Less:
Management fees waived	(24,999)
Expenses paid indirectly	(2,433)

Total operating expenses	6,697,088

NET INVESTMENT INCOME	12,194,783

NET REALIZED AND UNREALIZED GAIN:
Net realized gain from:
Investments	73,198,280
Foreign currencies	66
Futures contracts	6,260,216

Net realized gain	79,458,562

Net change in unrealized appreciation (depreciation) of:
Investments	112,873,961
Futures contracts	1,361,955

Net change in unrealized appreciation (depreciation)	114,235,916

NET REALIZED AND UNREALIZED GAIN	193,694,478

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$205,889,261

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Small-Cap Index Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/17	12/31/16
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$12,194,783	$13,769,265
Net realized gain	79,458,562	33,807,644
Net change in unrealized appreciation (depreciation)	114,235,916	225,007,707

Net increase in net assets resulting from operations	205,889,261	272,584,616

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(13,050,891)	(14,709,032)
Service Class	(2,477,834)	(3,191,810)
Net realized gain on investments:
Standard Class	(30,116,176)	(26,088,177)
Service Class	(7,904,978)	(6,061,145)

	(53,549,879)	(50,050,164)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	247,142,472	169,570,756
Service Class	55,267,428	36,747,265
Reinvestment of dividends and distributions:
Standard Class	43,167,066	40,797,209
Service Class	10,382,813	9,252,955

	355,959,779	256,368,185

Cost of shares redeemed:
Standard Class	(151,922,415)	(453,985,542)
Service Class	(57,006,516)	(61,961,822)

	(208,928,931)	(515,947,364)

Increase (decrease) in net assets derived from capital share transactions	147,030,848	(259,579,179)

NET INCREASE (DECREASE) IN NET ASSETS	299,370,230	(37,044,727)
NET ASSETS:
Beginning of year	1,422,885,708	1,459,930,435

End of year	$1,722,255,938	$1,422,885,708

Distributions in excess of net investment income	$(560,565)	$(379,415)

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Small-Cap Index Fund–27

LVIP SSGA Small-Cap Index Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSGA Small-Cap Index Fund Standard Class
			Year Ended
	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Net asset value, beginning of period	$28.753	$24.643	$26.990	$26.722	$19.597

Income (loss) from investment operations:
Net investment income[1]	0.257	0.257	0.246	0.235	0.219
Net realized and unrealized gain (loss)	3.774	4.789	(1.514)	0.965	7.205

Total from investment operations	4.031	5.046	(1.268)	1.200	7.424

Less dividends and distributions from:
Net investment income	(0.306)	(0.364)	(0.247)	(0.225)	(0.189)
Net realized gain	(0.745)	(0.572)	(0.832)	(0.707)	(0.110)

Total dividends and distributions	(1.051)	(0.936)	(1.079)	(0.932)	(0.299)

Net asset value, end of period	$31.733	$28.753	$24.643	$26.990	$26.722

Total return[2]	14.21%	20.68%	(4.71%)	4.67%	37.90%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,376,730	$1,117,983	$1,183,053	$1,085,366	$881,401
Ratio of expenses to average net assets	0.39%	0.37%	0.37%	0.37%	0.39%
Ratio of net investment income to average net assets	0.85%	1.02%	0.91%	0.89%	0.93%
Portfolio turnover	15%	16%	32%	15%	17%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Small-Cap Index Fund–28

LVIP SSGA Small-Cap Index Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSGA Small-Cap Index Fund Service Class
			Year Ended
	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Net asset value, beginning of period	$28.741	$24.643	$26.987	$26.722	$19.602

Income (loss) from investment operations:
Net investment income[1]	0.181	0.194	0.178	0.168	0.161
Net realized and unrealized gain (loss)	3.768	4.777	(1.510)	0.964	7.199

Total from investment operations	3.949	4.971	(1.332)	1.132	7.360

Less dividends and distributions from:
Net investment income	(0.230)	(0.301)	(0.180)	(0.160)	(0.130)
Net realized gain	(0.745)	(0.572)	(0.832)	(0.707)	(0.110)

Total dividends and distributions	(0.975)	(0.873)	(1.012)	(0.867)	(0.240)

Net asset value, end of period	$31.715	$28.741	$24.643	$26.987	$26.722

Total return[2]	13.93%	20.38%	(4.95% )	4.41%	37.56%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$345,526	$304,903	$276,877	$299,763	$325,878
Ratio of expenses to average net assets	0.64%	0.62%	0.62%	0.62%	0.64%
Ratio of net investment income to average net assets	0.60%	0.77%	0.66%	0.64%	0.68%
Portfolio turnover	15%	16%	32%	15%	17%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA Small-Cap Index Fund–29

LVIP SSGA Small-Cap Index Fund

Notes to Financial Statements

December 31, 2017

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 92 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSGA Small-Cap Index Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek to approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small U.S. companies.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sale price on the valuation date. Valuations for fixed income securities, including short-term debt securities, utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. U.S. government and agency securities are valued at the mean between the bid and the ask prices, which approximate fair value. Futures contracts are valued at the daily quoted settlement prices. Open-end investment companies are valued at their published net asset value (“NAV”). Investments in government money market funds have a stable NAV. Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”). Restricted securities are valued at fair value using methods approved by the Board.

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended December 31, 2017 and for all open tax years (years ended December 31, 2014–December 31, 2016), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2017, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate that portion of realized gains and losses on foreign equity securities resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

LVIP SSGA Small-Cap Index Fund–30

LVIP SSGA Small-Cap Index Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates. Withholding taxes on foreign dividends are recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer or management estimates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2017.

The Fund receives earning credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this arrangement is included in “Custodian fees” on the Statement of Operations with the corresponding expense offset shown as “Expenses paid indirectly.”

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.32% of the average daily net assets of the Fund. The fee is calculated daily and paid monthly. LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.005% of the Fund’s first $500 million of average daily net assets. This agreement will continue through at least April 30, 2018, and cannot be terminated before that date without the mutual agreement of the Trust’s Board and LIAC.

SSGA Funds Management, Inc. (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2017, costs for these administrative and legal services were as follows:

Administrative	$85,437
Legal	14,868

Lincoln Life also provides certain contract holder and additional corporate services to the Fund. Effective May 1, 2017, the Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund’s average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $140,036 for the year ended December 31, 2017.

The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized

LVIP SSGA Small-Cap Index Fund–31

LVIP SSGA Small-Cap Index Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.

At December 31, 2017, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$461,326
Distribution fees payable to LFD	73,280
Shareholder servicing fees payable to Lincoln Life	42,001

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

3. Investments

For the year ended December 31, 2017, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$285,305,725
Sales	224,711,886

At December 31, 2017, the cost of unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:

Cost of investments and derivatives	$1,215,269,734

Aggregate unrealized appreciation of investments and derivatives	$618,051,678
Aggregate unrealized depreciation of investments and derivatives	(110,650,157)

Net unrealized appreciation of investments and derivatives	$507,401,521

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

LVIP SSGA Small-Cap Index Fund–32

LVIP SSGA Small-Cap Index Fund

Notes to Financial Statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2017:

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Aerospace & Defense	$ 22,971,066	$ —	$—	$ 22,971,066
Air Freight & Logistics	5,406,198	—	—	5,406,198
Airlines	5,367,650	—	—	5,367,650
Auto Components	19,803,696	—	—	19,803,696
Automobiles	1,399,619	—	—	1,399,619
Banks	167,728,832	—	—	167,728,832
Beverages	4,170,008	—	—	4,170,008
Biotechnology	98,942,366	—	—	98,942,366
Building Products	23,551,041	—	—	23,551,041
Capital Markets	23,288,224	—	—	23,288,224
Chemicals	36,999,480	—	—	36,999,480
Commercial Services & Supplies	39,442,943	—	—	39,442,943
Communications Equipment	26,695,174	—	—	26,695,174
Construction & Engineering	20,810,706	—	—	20,810,706
Construction Materials	3,932,025	—	—	3,932,025
Consumer Finance	10,115,382	—	—	10,115,382
Containers & Packaging	2,068,386	—	—	2,068,386
Distributors	1,287,057	—	—	1,287,057
Diversified Consumer Services	14,782,071	—	—	14,782,071
Diversified Financial Services	1,328,606	—	—	1,328,606
Diversified Telecommunication Services	10,495,862	—	—	10,495,862
Electric Utilities	17,473,644	—	—	17,473,644
Electrical Equipment	11,372,958	—	—	11,372,958
Electronic Equipment, Instruments & Components	46,539,443	—	—	46,539,443
Energy Equipment & Services	25,697,756	—	—	25,697,756
Equity Real Estate Investment Trusts	104,301,182	—	—	104,301,182
Food & Staples Retailing	9,198,678	—	—	9,198,678
Food Products	22,470,963	—	—	22,470,963
Gas Utilities	19,508,411	—	—	19,508,411
Health Care Equipment & Supplies	60,617,535	—	—	60,617,535
Health Care Providers & Services	32,446,157	—	—	32,446,157
Health Care Technology	12,150,067	—	—	12,150,067
Hotels, Restaurants & Leisure	53,605,671	—	—	53,605,671
Household Durables	25,790,958	71,726	—	25,862,684
Household Products	4,439,931	—	—	4,439,931
Independent Power & Renewable Electricity Producers	6,505,198	—	—	6,505,198
Industrial Conglomerates	1,001,337	—	—	1,001,337
Insurance	38,924,087	596,054	—	39,520,141
Internet & Direct Marketing Retail	6,737,906	—	—	6,737,906
Internet Software & Services	53,809,851	—	—	53,809,851
IT Services	30,235,028	—	—	30,235,028
Leisure Products	5,133,095	—	—	5,133,095
Life Sciences Tools & Services	9,190,271	—	—	9,190,271
Machinery	64,363,054	—	—	64,363,054
Marine	1,977,609	—	—	1,977,609
Media	23,683,715	—	—	23,683,715
Metals & Mining	21,699,648	—	—	21,699,648
Mortgage Real Estate Investment Trusts	13,855,387	—	—	13,855,387
Multiline Retail	5,620,057	—	—	5,620,057
Multi-Utilities	7,968,798	—	—	7,968,798

LVIP SSGA Small-Cap Index Fund–33

LVIP SSGA Small-Cap Index Fund

Notes to Financial Statements (continued)

3. Investments (continued)

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Oil, Gas & Consumable Fuels	$39,897,906	$—	$—	$39,897,906
Paper & Forest Products	10,604,128	—	—	10,604,128
Personal Products	2,572,030	—	—	2,572,030
Pharmaceuticals	37,754,795	—	—	37,754,795
Professional Services	20,329,669	—	—	20,329,669
Real Estate Management & Development	6,926,068	—	—	6,926,068
Road & Rail	15,162,974	—	—	15,162,974
Semiconductors & Semiconductor Equipment	51,403,347	—	—	51,403,347
Software	59,037,596	—	—	59,037,596
Specialty Retail	36,517,037	—	—	36,517,037
Technology Hardware, Storage & Peripherals	7,063,576	—	—	7,063,576
Textiles, Apparel & Luxury Goods	13,258,411	—	—	13,258,411
Thrift & Mortgage Finance	37,703,044	—	—	37,703,044
Tobacco	2,890,278	—	—	2,890,278
Trading Companies & Distributors	23,435,928	—	—	23,435,928
Water Utilities	7,018,306	—	—	7,018,306
Wireless Telecommunication Services	2,139,363	—	—	2,139,363
Rights	—	—	523,786	523,786
Money Market Fund	65,816,494	—	—	65,816,494
Short-Term Investments	—	3,872,351	—	3,872,351

Total Investments	$1,716,435,737	$4,540,131	$523,786	$1,721,499,654

Derivatives:
Assets:
Futures Contracts	$1,171,601	$—	$—	$1,171,601

During the year ended December 31, 2017, there were no material transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2017 and 2016 was as follows:

	Year Ended
	12/31/17	12/31/16
Ordinary income	$20,944,391	$18,529,396
Long-term capital gain	32,605,488	31,520,768

Total	$53,549,879	$50,050,164

5. Components of Net Assets on a Tax Basis

As of December 31, 2017, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$1,148,867,947
Undistributed long-term capital gains	65,986,470
Net unrealized appreciation	507,401,521

Net assets	$1,722,255,938

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales, return of capital on investments, mark-to-market of futures contracts, and tax treatment of passive foreign investment companies.

LVIP SSGA Small-Cap Index Fund–34

LVIP SSGA Small-Cap Index Fund

Notes to Financial Statements (continued)

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions and re-designation of dividends and distributions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2017, the Fund recorded the following reclassifications:

Distributions in Excess of Net Investment Income	Accumulated Net Realized Gain on Investments
$3,152,792	$(3,152,792)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/17	12/31/16
Shares sold:
Standard Class	8,126,214	6,849,377
Service Class	1,844,695	1,471,986
Shares reinvested:
Standard Class	1,418,397	1,486,599
Service Class	342,493	337,874

	11,731,799	10,145,836

Shares redeemed:
Standard Class	(5,042,463)	(17,461,662)
Service Class	(1,901,027)	(2,436,747)

	(6,943,490)	(19,898,409)

Net decrease	4,788,309	(9,752,573)

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives, 2) how they are accounted for, and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund’s investments; to facilitate investments in portfolio securities; and to reduce cost. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

During the year ended December 31, 2017, the Fund used futures contracts as a cash management tool; to facilitate investments in portfolio securities and to reduce transaction costs.

Fair values of derivative instruments as of December 31, 2017 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value

Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$1,171,601	Receivables and other assets net of liabilities	$—

LVIP SSGA Small-Cap Index Fund–35

LVIP SSGA Small-Cap Index Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2017 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$6,260,216	$1,361,955

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2017.

	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional amount)	$58,420,420	$—

At December 31, 2017, the Fund pledged U.S. Treasury Obligations with a value of $3,872,351 as collateral for futures contracts.

In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

At December 31, 2017, the Fund had no assets and liabilities subject to offsetting provisions.

8. Market Risk

The Fund invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2017. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities. Restricted securities are valued pursuant to the security valuation procedures noted in Note 1.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

LVIP SSGA Small-Cap Index Fund–36

LVIP SSGA Small-Cap Index Fund

Notes to Financial Statements (continued)

10. Recent Regulatory Reporting Updates

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amended Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. As of August 1, 2017, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.

11. Subsequent Events

Management has determined no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP SSGA Small-Cap Index Fund–37

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of LVIP SSGA Small-Cap Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of LVIP SSGA Small-Cap Index Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.

Philadelphia, Pennsylvania

February 22, 2018

LVIP SSGA Small-Cap Index Fund–38

LVIP SSgA Small-Cap Index Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2017, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)	(B) Long-Term Capital Gain Distributions (Tax Basis)	Total Distributions (Tax Basis)
39.11%	60.89%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 22-23 and September 11-12, 2017, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various sub-advisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“LincolnLife”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the sub-advisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the sub-advisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information (including total return and standard deviation) provided by Morningstar for the standard class of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2017. The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Funds, and had delegated those duties to unaffiliated sub-advisers responsible for investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the sub-adviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the sub-advisers’ investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC

LVIP SSGA Small-Cap Index Fund–39

LVIP SSgA Small-Cap Index Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

had implemented an advisory fee waiver on assets up to $500 million for the Fund through April 30, 2018. The Board noted that the investment management fees, without giving effect to the advisory fee waiver, were the same as the median investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented a partial advisory fee waiver through April 30, 2018 and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA Funds Management, Inc. (“SSGA”) on behalf of the Funds, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board reviewed the services provided by SSGA and the reputation, resources and investment approach of SSGA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.

Performance.The Board reviewed the LVIP SSGA Small-Cap Index Fund’s total return and standard deviation compared to the total return and standard deviation of a peer group of funds included in the Morningstar Small Blend funds category and the Russell 2000® TR USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one, three and five year periods and above the return of the Morningstar peer group median and below the benchmark index for the ten year period. The Board considered LIAC’s view that underperformance as compared to the benchmark index was primarily attributable to fees and the Fund’s cash position. The Board concluded that the services provided by SSGA were satisfactory.

Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedules and noted that the subadvisory fees for the SSGA Funds were lower than or within range of the fees charged by SSGA to other sub-advised funds and clients with similar investment objectives as the Funds. The Board considered that LIAC compensates SSGA from its fees and that the subadvisory fee schedule for each SSGA Fund was negotiated between LIAC and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees for each SSGA Fund were reasonable.

Profitability and Fallout Benefits. The Board considered information regarding SSGA’s estimated profitability from providing subadvisory services to the Funds, and noted that the subadvisory fees were negotiated between LIAC and SSGA, an unaffiliated party, and that LIAC compensates SSGA from its fees. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Funds in the marketplace and its ability to leverage resources.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.

LVIP SSGA Small-Cap Index Fund–40

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.

The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.

The term Fund Complex includes the 92 series of Lincoln Variable Insurance Products Trust.

Interested Trustee

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	Formerly: Lincoln Advisors Trust

* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of both the Advisor and The Lincoln National Life Insurance Company, the parent company of the Trust’s Adviser.

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	92	Formerly: Lincoln Advisors Trust

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	Formerly: Lincoln Advisors Trust

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	Formerly: Lincoln Advisors Trust

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Formerly: Lincoln Advisors Trust

LVIP SSGA Small-Cap Index Fund–41

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Charles I. Plosser*** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Public Governor for the Financial Industry Regulatory Authority (FINRA); Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	92	Rochester Gas and Electric Corporation

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Associated Grocers of New England (Director Emeritus); Formerly: Lincoln Trust Advisors

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	Formerly: Lincoln Advisors Trust

Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	92	St. Vincent Health; Formerly: Lincoln Advisors Trust

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	92	Formerly: Lincoln Advisors Trust

Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012	92	Trustee of FundVantage Trust

** Steve A. Cobb, is the son-in-law of Kenneth G. Stella.

*** Charles I. Plosser was appointed Trustee effective January 1, 2018.

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.

Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.

LVIP SSGA Small-Cap Index Fund–42

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.

Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Vice President, Secretary, and Chief Legal Officer	Since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President and Chief Compliance Officer, Lincoln National Corporation; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Deputy General Counsel, Janney Montgomery Scott LLC.

Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.

Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.

John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site http://www.sec.gov.

LVIP SSGA Small-Cap Index Fund–43

LVIP SSGA SMID Cap Managed Volatility Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2017

LVIP SSGA SMID Cap Managed Volatility Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSGA SMID Cap Managed Volatility Fund

2017 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation

Subadvised by: SSGA Funds Management, Inc.

The Fund returned 14.16% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2017, while its benchmark, the Russell 2000® Index1, returned 14.65% during the same period.

Because of expectations related to the pro-growth agenda espoused by newly-elected President Trump and U.S. Republicans, which included tax reform and less regulation, the US equity markets began 2017 positively as a continuation of the momentum experienced after Trump’s election in November 2016. Furthermore, economies outside of the U.S. largely continued accommodative monetary policies and, in many cases, expansionary fiscal policies, that were also supportive to non-U.S. equity markets from the outset of the year. As the year progressed, the International Monetary Fund (“the IMF”) upwardly revised economic growth estimates for many non-U.S. economies, including the European Union, Japan and many emerging market countries, with U.S economic growth being revised upward to a lesser extent. This synchronized global economic growth was the foundation for equity markets generating strong positive returns in 2017, along with non-U.S. equity markets out performing U.S. equity markets for the first time since 2012 because many of those economies are in the early stages of an earnings recovery cycle. It is also notable that these returns were generated while encountering historically low volatility throughout the year.

As we expected, the Federal Reserve continued its path toward normalization of interest rates, with three 25-basis point interest rate increases during 2017 that brought the target Fed Funds rate to 1.25% -1.50%. Despite these increases to short-term interest rates and a forecast of continued increases in 2018 and beyond, longer term interest rates stayed stubbornly low as the U.S. 10-year Treasury yield ended 2017 seven basis points lower than the end of 2016, and actually spent most of the year even lower. This dynamic, combined with credit spreads steadily tightening throughout 2017, allowed the major fixed income indexes to register positive returns.

For the full year, there was wide dispersion across investment style and size. Growth stocks outperformed value stocks across most asset classes. Additionally, large cap stocks outperformed small cap stocks, with emerging market equities being the notable exception where small cap stocks outperformed large cap stocks. The Information Technology sector was the leading performer, by a wide margin, in the U.S equity markets, with Energy and Telecom being the notable laggards. An interesting dynamic that manifested itself seemed to be that one or two industries seemed to dominate positive returns within each sector. For example, refining led the energy sector by a wide margin, homebuilders and casinos led the consumer sector, etc.

The Fund consists of allocations to small cap and mid cap index funds (roughly 80% and 20%, respectively), and also has a volatility management overlay component. Due to the approximately 20% mid cap allocation, the Fund will have a larger size tilt relative to the Russell 2000 benchmark, which is a pure small cap index. This tilt was slightly beneficial to relative returns during 2017, as mid cap stocks outperformed small cap stocks for the year. However, the Fund slightly lagged the benchmark during the year due to cash drag and fees.

The volatility management overlay component of the Fund did not have a meaningful impact on relative performance during 2017. During the past year, global equity markets experienced historically low levels of volatility, which allowed for the Fund’s volatility management overlay to be less impactful to overall Fund results given that volatility management strategies are designed to add value in the bear market portion of market cycles.

Portfolio Managers:
Lincoln Investment Advisors Corporation:	Jay Shearon
Amritansh Tewary
Alex Zeng

SSGA Funds Management, Inc.:	Timothy Furbush
Lorne Johnson
Michael Martel
Philip Lee

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 5/1/13 through 12/31/17

This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA SMID Cap Managed Volatility Fund shares on 5/1/13 (commencement of operations). As the chart shows, by 12/31/17, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $14,006 for the Standard Class shares and to $13,844 for the Service Class shares. For comparison, look at how the Russell 2000® Index did over the same period. The same $10,000 investment would have increased to $17,287. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP SSGA SMID Cap Managed Volatility Fund–1

LVIP SSGA SMID Cap Managed Volatility Fund

2017 Annual Report Commentary (unaudited) (continued)

Average annual total returns on investment	Ended 12/31/17

Standard Class Shares
One Year	+ 14.16%
Inception (5/1/13)	+ 7.48%

Service Class Shares
One Year	+ 13.87%
Inception (5/1/13)	+ 7.21%

1.	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index which represents approximately 8% of the market capitalization of the Russell 3000® Index.

LVIP SSGA SMID Cap Managed Volatility Fund–2

LVIP SSGA SMID Cap Managed Volatility Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2017 to December 31, 2017

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers and reimbursements in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Annualized Expense Ratio	Expenses Paid During Period 7/1/17 to 12/31/17*
Actual
Standard Class Shares	$1,000.00	$1,089.00	0.25%	$1.32
Service Class Shares	1,000.00	1,087.60	0.50%	2.63
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.95	0.25%	$1.28
Service Class Shares	1,000.00	1,022.68	0.50%	2.55

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies (“Underlying Funds”). In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in the table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP SSGA SMID Cap Managed Volatility Fund–3

LVIP SSGA SMID Cap Managed Volatility Fund

Security Type/Sector Allocation (unaudited)

As of December 31, 2017

Security Type/Sector	Percentage of Net Assets
Affiliated Investments	95.02%
Investment Companies	95.02%
Equity Funds	95.02%
Unaffiliated Investment	4.89%
Investment Company	4.89%
Money Market Fund	4.89%
Total Value of Securities	99.91%
Receivables and Other Assets Net of Liabilities	0.09%
Total Net Assets	100.00%

LVIP SSGA SMID Cap Managed Volatility Fund–4

LVIP SSGA SMID Cap Managed Volatility Fund

Schedule of Investments

December 31, 2017

Number of Shares		Value (U.S. $)
AFFILIATED INVESTMENTS–95.02%
INVESTMENT COMPANIES–95.02%
Equity Funds–95.02%
*Lincoln Variable Insurance Products Trust–
LVIP SSGA Mid-Cap Index Fund	5,840,809	$76,251,762
LVIP SSGA Small-Cap Index Fund	9,619,013	305,240,151

Total Affiliated Investments (Cost $310,921,917)		381,491,913

	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENT–4.89%
INVESTMENT COMPANY–4.89%
Money Market Fund–4.89%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 1.15%)	19,622,578	$19,622,578

Total Unaffiliated Investment (Cost $19,622,578)		19,622,578

TOTAL VALUE OF SECURITIES–99.91% (Cost $330,544,495)	401,114,491
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.09%	366,494

NET ASSETS APPLICABLE TO 30,253,994 SHARES OUTSTANDING–100.00%	$401,480,985

*	Standard Class shares.

The following futures contracts were outstanding at December 31, 2017:1

Futures Contracts

Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation
Equity Contracts:
193	E-mini Russell 2000 Index	$14,827,225	$14,583,518	3/19/18	$243,707
21	E-mini S&P MidCap 400 Index	3,995,040	3,963,512	3/19/18	31,528

Total Futures Contracts					$275,235

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

S&P–Standard & Poor’s

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA SMID Cap Managed Volatility Fund–5

LVIP SSGA SMID Cap Managed Volatility Fund

Statement of Assets and Liabilities

December 31, 2017

ASSETS:
Affiliated investments, at value	$381,491,913
Unaffiliated investment, at value	19,622,578
Cash collateral held at broker for futures contracts	695,350
Receivable for fund shares sold	216,469
Expense reimbursement from Lincoln Investment Advisors Corporation	17,455
Dividends receivable from investments	14,872

TOTAL ASSETS	402,058,637

LIABILITIES:
Due to manager and affiliates	172,181
Payable for investments purchased	153,721
Variation margin due to broker on futures contracts	150,775
Payable for fund shares redeemed	76,165
Other accrued expenses payable	24,810

TOTAL LIABILITIES	577,652

TOTAL NET ASSETS	$401,480,985

Affiliated investments, at cost	$310,921,917
Unaffiliated investment, at cost	19,622,578

Standard Class:
Net Assets	$127,026
Shares Outstanding	9,569
Net Asset Value Per Share	$13.275

Service Class:
Net Assets	$401,353,959
Shares Outstanding	30,244,425
Net Asset Value Per Share	$13.270

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2017:
Shares of beneficial interest (unlimited authorization–no par)	$341,607,165
Undistributed net investment income	87,695
Accumulated net realized loss on investments	(11,059,106)
Net unrealized appreciation of investments and derivatives	70,845,231

TOTAL NET ASSETS	$401,480,985

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA SMID Cap Managed Volatility Fund–6

LVIP SSGA SMID Cap Managed Volatility Fund

Statement of Operations

Year Ended December 31, 2017

INVESTMENT INCOME:
Dividends from affiliated investments	$3,845,054
Dividends from unaffiliated investment	157,902

4,002,956

EXPENSES:
Management fees	3,171,479
Distribution fees-Service Class	880,669
Shareholder servicing fees	71,534
Accounting and administration expenses	53,165
Reports and statements to shareholders	42,859
Professional fees	29,874
Trustees’ fees and expenses	9,499
Consulting fees	4,970
Custodian fees	4,948
Pricing fees	78
Other	1,477

4,270,552

Less:
Management fees waived	(2,360,990)
Expenses reimbursed	(147,771)
Expenses paid indirectly	(156)

Total operating expenses	1,761,635

NET INVESTMENT INCOME	2,241,321

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Distributions from affiliated investments	7,143,966
Sale of affiliated investments	(46,988)
Futures contracts	2,340,249

Net realized gain	9,437,227

Net change in unrealized appreciation (depreciation) of:
Affiliated investments	34,947,437
Futures contracts	507,105

Net change in unrealized appreciation (depreciation)	35,454,542

NET REALIZED AND UNREALIZED GAIN	44,891,769

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$47,133,090

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA SMID Cap Managed Volatility Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/17	12/31/16
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$2,241,321	$2,282,353
Net realized gain (loss)	9,437,227	(12,751,020)
Net change in unrealized appreciation (depreciation)	35,454,542	47,051,326

Net increase in net assets resulting from operations	47,133,090	36,582,659

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(1,642)	(1,779)
Service Class	(4,267,862)	(2,616,061)

	(4,269,504)	(2,617,840)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	9,112	27,396
Service Class	97,163,193	92,923,850
Reinvestment of dividends and distributions:
Standard Class	1,642	1,779
Service Class	4,267,862	2,616,061

	101,441,809	95,569,086

Cost of shares redeemed:
Standard Class	(58,460)	(65,307)
Service Class	(36,333,916)	(26,826,698)

	(36,392,376)	(26,892,005)

Increase in net assets derived from capital share transactions	65,049,433	68,677,081

NET INCREASE IN NET ASSETS	107,913,019	102,641,900
NET ASSETS:
Beginning of year	293,567,966	190,926,066

End of year	$401,480,985	$293,567,966

Undistributed net investment income	$87,695	$54,036

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA SMID Cap Managed Volatility Fund–7

LVIP SSGA SMID Cap Managed Volatility Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSGA SMID Cap Managed Volatility Fund Standard Class
	Year Ended				5/1/13[2] to
	12/31/17	12/31/16[1]	12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$11.780	$10.323	$11.396	$11.685	$10.000

Income (loss) from investment operations:
Net investment income[3]	0.110	0.131	0.099	0.105	0.154
Net realized and unrealized gain (loss)	1.559	1.459	(1.087)	(0.268)	1.653

Total from investment operations	1.669	1.590	(0.988)	(0.163)	1.807

Less dividends and distributions from:
Net investment income	(0.174)	(0.133)	(0.085)	(0.126)	(0.122)
Return of capital	—	—	—	—	— [4]

Total dividends and distributions	(0.174)	(0.133)	(0.085)	(0.126)	(0.122)

Net asset value, end of period	$13.275	$11.780	$10.323	$11.396	$11.685

Total return[5]	14.16%	15.40%	(8.68% )	(1.40% )	18.07%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$127	$160	$174	$96	$158
Ratio of expenses to average net assets[6]	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[6]	0.96%	0.97%	0.99%	1.03%	1.58%
Ratio of net investment income to average net assets	0.89%	1.24%	0.88%	0.93%	2.09%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.18%	0.52%	0.14%	0.15%	0.76%
Portfolio turnover	4%	22%	6%	7%	9%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.

[2]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[3]	The average shares outstanding method has been applied for per share information.

[4]	Return of capital distributions of $1 was made by the Fund’s Standard Class, which calculated to de minimis amounts of $0.000 per share.

[5]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[6]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA SMID Cap Managed Volatility Fund–8

LVIP SSGA SMID Cap Managed Volatility Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSGA SMID Cap Managed Volatility Fund Service Class
	Year Ended				5/1/13[2] to
	12/31/17	12/31/16[1]	12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$11.778	$10.324	$11.396	$11.684	$10.000

Income (loss) from investment operations:
Net investment income[3]	0.079	0.106	0.071	0.077	0.139
Net realized and unrealized gain (loss)	1.556	1.454	(1.085)	(0.267)	1.648

Total from investment operations	1.635	1.560	(1.014)	(0.190)	1.787

Less dividends and distributions from:
Net investment income	(0.143)	(0.106)	(0.058)	(0.098)	(0.103)
Return of capital	—	—	—	—	— [4]

Total dividends and distributions	(0.143)	(0.106)	(0.058)	(0.098)	(0.103)

Net asset value, end of period	$13.270	$11.778	$10.324	$11.396	$11.684

Total return[5]	13.87%	15.11%	(8.91% )	(1.63% )	17.87%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$401,354	$293,408	$190,752	$99,047	$29,197
Ratio of expenses to average net assets[6]	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[6]	1.21%	1.22%	1.24%	1.28%	1.83%
Ratio of net investment income to average net assets	0.64%	0.99%	0.63%	0.68%	1.84%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(0.07% )	0.27%	(0.11% )	(0.10% )	0.51%
Portfolio turnover	4%	22%	6%	7%	9%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.

[2]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[3]	The average shares outstanding method has been applied for per share information.

[4]	Return of capital distributions of $104 was made by the Fund’s Service Class, which calculated to de minimis amounts of $0.000 per share.

[5]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[6]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSGA SMID Cap Managed Volatility Fund–9

LVIP SSGA SMID Cap Managed Volatility Fund

Notes to Financial Statements

December 31, 2017

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 92 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSGA SMID Cap Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund operates under a fund of funds structure and invests substantially all of its assets in other open-end investment companies, primarily the LVIP SSGA Small-Cap Index Fund and LVIP SSGA Mid-Cap Index Fund (collectively, the “Underlying Funds”). The Fund is advised by Lincoln Investment Advisors Corporation (“LIAC”). The LVIP SSGA Small-Cap Index Fund and LVIP SSGA Mid-Cap Index Fund, which are sub-advised by an unaffiliated adviser, invest primarily in stocks that make up the SSGA Small-Cap Index and SSGA Mid-Cap Index, respectively, and money market instruments. In addition to mutual fund investments, the Fund may invest in individual securities, such as money market instruments, and employs an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility. Financial Statements for the Underlying Funds can be found at www.sec.gov.

The Fund’s investment objective is to seek capital appreciation.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–The Fund values Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information. Investments in government money market funds have a stable NAV. Futures contracts are valued at the daily quoted settlement prices.

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended December 31, 2017 and for all open tax years (years ended December 31, 2014–December 31, 2016), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2017, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this arrangement is included in “Custodian fees” on the Statement of Operations with the corresponding expense offset shown as “Expenses paid indirectly”.

LVIP SSGA SMID Cap Managed Volatility Fund–10

LVIP SSGA SMID Cap Managed Volatility Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates

LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser(s), and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.90% of the Fund’s average daily net assets. The fee is calculated daily and paid monthly. This fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC). LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.67% of the Fund’s average daily net assets. This agreement will continue through at least April 30, 2018, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.

LIAC has contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.25% of average daily net assets for the Standard Class and 0.50% for the Service Class. This agreement will continue through at least April 30, 2018, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

SSGA Funds Management, Inc. (the “Sub-Adviser”) is responsible for managing the Fund’s volatility management overlay. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2017, costs for these administrative and legal services were as follows:

Administrative	$19,587
Legal	3,370

Lincoln Life also provides certain contract holder and additional corporate services to the Fund. Effective May 1, 2017, the Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund’s average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $35,133 for the year ended December 31, 2017.

The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.

In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.

At December 31, 2017, the Fund had receivables due from and liabilities payable to affiliates as follows:

Expense reimbursement receivable from LIAC	$17,455
Management fees payable to LIAC	77,815
Distribution fees payable to LFD	84,555
Shareholder servicing fees payable to Lincoln Life	9,811

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

LVIP SSGA SMID Cap Managed Volatility Fund–11

LVIP SSGA SMID Cap Managed Volatility Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers’ outstanding securities (non-LVIP Funds). Affiliated investments of the Fund and the corresponding investment activity for the year ended December 31, 2017, were as follows:

	Value 12/31/16	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/17	Dividends	Capital Gain Distributions
LVIP SSGA Mid-Cap Index Fund	$54,386,671	$17,369,063	$3,992,226	$487	$8,487,767	$76,251,762	$967,704	$425,851
LVIP SSGA Small-Cap
Index Fund	218,663,556	69,874,951	9,710,551	(47,475)	26,459,670	305,240,151	2,877,350	6,718,115

Total	$273,050,227	$87,244,014	$13,702,777	$(46,988)	$34,947,437	$381,491,913	$3,845,054	$7,143,966

3. Investments

For the year ended December 31, 2017, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$87,244,014
Sales	13,702,777

At December 31, 2017, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:

Cost of investments and derivatives	$336,671,904

Aggregate unrealized appreciation of investments and derivatives	$64,717,822
Aggregate unrealized depreciation of investments and derivatives	—

Net unrealized appreciation of investments and derivatives	$64,717,822

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

LVIP SSGA SMID Cap Managed Volatility Fund–12

LVIP SSGA SMID Cap Managed Volatility Fund

Notes to Financial Statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2017:

Level 1

Investments:

Assets:
Affiliated Investment Companies	$381,491,913
Unaffiliated Investment Company	19,622,578

Total Investments	$401,114,491

Derivatives:
Assets:
Futures Contracts	$275,235

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2017, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2017 and 2016 was as follow:

	Year Ended
	12/31/17	12/31/16
Ordinary income	$4,269,504	$2,617,840

5. Components of Net Assets on a Tax Basis

As of December 31, 2017, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$341,607,165
Undistributed ordinary income	87,695
Capital loss carryforward	(4,931,697)
Net unrealized appreciation	64,717,822

Net assets	$401,480,985

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales and mark-to-market of futures contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of distributions received from Underlying Funds. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2017, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$2,061,842	$(2,061,842)

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

As of December 31, 2017, the Fund had the following capital loss carryforwards for federal income tax purposes:

Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$4,931,697	$—	$4,931,697

In 2017, the Fund utilized $7,983,335 of capital loss carryforwards.

LVIP SSGA SMID Cap Managed Volatility Fund–13

LVIP SSGA SMID Cap Managed Volatility Fund

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/17	12/31/16
Shares sold:
Standard Class	743	2,440
Service Class	7,928,607	8,704,381
Shares reinvested:
Standard Class	123	151
Service Class	319,335	221,208

	8,248,808	8,928,180

Shares redeemed:
Standard Class	(4,863)	(5,918)
Service Class	(2,914,838)	(2,491,371)

	(2,919,701)	(2,497,289)
Net increase	5,329,107	6,430,891

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts–The Fund may use futures in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund’s investments; to facilitate investments in portfolio securities; and to reduce cost. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

During the year ended December 31, 2017, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions and as a cash management tool.

Fair values of derivative instruments as of December 31, 2017 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)*	Variation margin due to broker on futures contracts	$275,235	Variation margin due to broker on futures contracts	$—

* Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2017.

Only current day variation margin is reported on the “Statement of Assets and Liabilities.”

LVIP SSGA SMID Cap Managed Volatility Fund–14

LVIP SSGA SMID Cap Managed Volatility Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2017 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$2,340,249	$507,105

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended

December 31, 2017.

	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$20,928,738	$—

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

9. Recent Regulatory Reporting Updates

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amended Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. As of August 1, 2017, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP SSGA SMID Cap Managed Volatility Fund–15

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of LVIP SSGA SMID Cap Managed Volatility Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of LVIP SSGA SMID Cap Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the period from May 1, 2013 (commencement of operations) through December 31, 2013, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended and the period from May 1, 2013 (commencement of operations) through December 31, 2013, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.

Philadelphia, Pennsylvania

February 22, 2018

LVIP SSGA SMID Cap Managed Volatility Fund–16

LVIP SSGA SMID Cap Managed Volatility Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2017, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Fund’s total distributions.

Approval of Investment Management Agreement

On August 22-23 and September 11-12, 2017, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with State Street Global Advisors (“SSGA”) (collectively, with the investment management agreement, the “Advisory Agreements” and each individually an “Advisory Agreement”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data, and SSGA prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and SSGA provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and SSGA provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed. The Board determined that, given the totality of the information provided with respect to the Advisory Agreements, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding the structure of portfolio manager compensation, brokerage practices, risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement.

The Board considered that the Funds are managed with an actively-managed risk-management overlay using up to 20% of a Fund’s net assets (the “Risk-Management Sleeve”) and that at least 80% of each Fund’s net assets are invested in an underlying fund or funds (the “Equity Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and reduce the impact on the Funds’ portfolio of significant market downturns during periods of high volatility. The Board considered that the Funds’ investments in exchange-traded futures and their resulting costs limit the upside participation of the Funds in strong, increasing markets relative to unhedged funds. The Board also considered that SSGA had been appointed sub-adviser to the Risk-Management Sleeve of the Funds effective May 1, 2016. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information (including total return and standard deviation) provided by Morningstar for the standard class of each Fund compared to the return of a benchmark index for the one, three and five year periods, as applicable, ended March 31, 2017. The Board noted LIAC’s view that the performance peer group of mutual funds provided by Morningstar provided little comparative value as the performance peer group did not generally include an actively managed volatility management overlay. The Board also considered an in-person presentation by representatives of Oliver Wyman, an independent management consulting firm, that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of risk control funds from 11 variable annuity sponsors.

LVIP SSGA SMID Cap Managed Volatility Fund–17

LVIP SSGA SMID Cap Managed Volatility Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

The Board considered that LIAC had delegated day-to-day portfolio management of the Risk-Management Sleeve to SSGA and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model. The Board also considered an in-person presentation by representatives of SSGA regarding the performance of the Managed Volatility Funds sub-advised by SSGA as well as presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve. The Board also considered that in February, 2016, the managed volatility model was adjusted with the intention that the risk overlay would reduce the negative contribution to returns in certain markets while maintaining market downturn protection. The Board noted LIAC’s view that it expects the negative impact of the volatility management overlay to dampen over a full market cycle. The Board concluded that LIAC had appropriately reviewed and monitored SSGA’s performance.

The Board reviewed the Fund’s total return and standard deviation compared to the total return and standard deviation of a custom index (Russell 2000 Daily Risk Controlled 12% Composite). The Board noted the Fund’s total return was above the return of the benchmark index for the one year period and below the return of the benchmark index for the three year period. The Board also considered that the Fund had been restructured in February 2016 to add an additional underlying fund for increased diversification. The Board concluded that the services provided by LIAC were satisfactory.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar expense peer group and category median. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2018. The Board noted that the investment management fee was higher than the median of the Morningstar expense peer group without giving effect to the advisory fee waiver and was lower than the median management fee of the Morningstar expense peer group giving effect to the advisory fee waiver. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an expense limitation through April 30, 2018 and an advisory fee waiver and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA on behalf of the each of the Funds, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board reviewed the services provided by SSGA, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of SSGA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.

Performance. The Board considered that SSGA’s responsibility was to implement trading based on the managed volatility model and that traditional measures of performance would not be relevant in assessing SSGA’s implementation of the model. The Board also considered that in February, 2016, the managed volatility model was adjusted with the intention that the risk overlay would reduce the negative contribution to returns in certain markets while maintaining market downturn protection. The Board noted LIAC’s view that it expects the negative impact of the volatility management overlay to dampen over a full market cycle. The Board also considered various in-person presentations related to the performance of the Risk-Management Sleeve by representatives of SSGA and Oliver Wyman. The Board concluded that the services provided by SSGA were satisfactory.

Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule, noted that SSGA stated that it did not provide similar managed volatility subadvisory services to other investment companies. The Board considered that LIAC compensates SSGA from its fees and that the subadvisory fee schedule was negotiated between LIAC and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.

LVIP SSGA SMID Cap Managed Volatility Fund–18

LVIP SSGA SMID Cap Managed Volatility Fund

Other Fund Information (unaudited) (continued)

Approval of Subadvisory Agreement (continued)

Profitability and Fallout Benefits. The Board noted that the subadvisory fee schedule was negotiated between LIAC and SSGA, an unaffiliated third party, and that LIAC compensates SSGA from its fees. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Fund in the marketplace and its ability to leverage resources.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.

LVIP SSGA SMID Cap Managed Volatility Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.

The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.

The term Fund Complex includes the 92 series of Lincoln Variable Insurance Products Trust.

Interested Trustee

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	Formerly: Lincoln Advisors Trust

* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of both the Advisor and The Lincoln National Life Insurance Company, the parent company of the Trust’s Adviser.

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	92	Formerly: Lincoln Advisors Trust

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	Formerly: Lincoln Advisors Trust

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	Formerly: Lincoln Advisors Trust

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Formerly: Lincoln Advisors Trust

LVIP SSGA SMID Cap Managed Volatility Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Charles I. Plosser*** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Public Governor for the Financial Industry Regulatory Authority (FINRA); Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	92	Rochester Gas and Electric Corporation

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Associated Grocers of New England (Director Emeritus); Formerly: Lincoln Trust Advisors

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	Formerly: Lincoln Advisors Trust

Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	92	St. Vincent Health; Formerly: Lincoln Advisors Trust

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	92	Formerly: Lincoln Advisors Trust

Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012	92	Trustee of FundVantage Trust

** Steve A. Cobb, is the son-in-law of Kenneth G. Stella.

*** Charles I. Plosser was appointed Trustee effective January 1, 2018.

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.

Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.

LVIP SSGA SMID Cap Managed Volatility Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.

Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Vice President, Secretary, and Chief Legal Officer	Since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President and Chief Compliance Officer, Lincoln National Corporation; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Deputy General Counsel, Janney Montgomery Scott LLC.

Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.

Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.

John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

LVIP SSGA SMID Cap Managed Volatility Fund–22

LVIP T. Rowe Price Growth Stock Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2017

LVIP T. Rowe Price Growth Stock Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP T. Rowe Price Growth Stock Fund

2017 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation Sub-Advised by: T. Rowe Price Associates, Inc.

The Fund returned 33.69% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2017, while its benchmark, the Russell 1000® Growth Index1, returned 30.21%.

U.S. stocks posted strong returns in 2017, buoyed by solid corporate earnings and economic growth. Throughout the year, hopes that President Trump’s proposals for lower tax rates, reduced regulation, and increased infrastructure spending would be enacted supported the market. While the Federal Reserve raised its interest rate target three times in 2017, the central bank’s moves were widely expected and did not disrupt equity markets. In the closing weeks of the year, Congress passed and President Trump signed legislation that reduces tax rates for corporations and closely held businesses. Most major stock indexes finished the year near record levels amid expectations that the new tax law would add to economic growth in 2018.

Overall, stock selection and group weighting combined for relative outperformance. Information technology and health care were the leading relative outperformers. Financials and utilities were the largest relative detractors.

Information technology was the leading relative outperformer, mainly due to stock selection, but overweighting the benchmark’s second-strongest performer also helped. Higher-than-expected revenue growth in its gaming and cloud-computing businesses has helped drive shares of Tencent Holdings higher over the past year. The company, which operates the dominant social media platform in China, is the best-positioned mobile Internet player in the region with its WeChat messaging service and portfolio of other promising assets. Shares of Alibaba Group Holding have rallied sharply over the past year, with results consistently exceeding expectations, driven by the strength in its core Chinese e-commerce business.

Health care outperformed due to stock selection. Accelerated growth in the number of global procedures being performed by da Vinci, Intuitive Surgical’s robotic surgical system, helped drive shares of the company higher over the past year.

Underweighting the consumer staples sector was helpful, as this was one of the weaker sectors in the index.

Financials was the only significant relative detractor, mainly due to stock selection, but overweighting also hurt results. In particular, our holdings within the capital markets industry, which comprises the bulk of our exposure in the sector, had varying reactions to the forthcoming changes in compliance standards across the wealth management industry.

The current environment is almost an ideal one for equities, with elevated prices for a range of assets and high expectations for profit and economic growth encouraging investors to accept a higher level of risk. The strong earnings performance of 2017 will set a higher bar for year-over-year profit comparisons; however, investors are likely to look past some slowing in earnings growth if the overall economy remains healthy.

Portfolio Manager:
T. Rowe Price Associates, Inc.: Joseph B. Fath

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 12/31/07 through 12/31/17

This chart illustrates, hypothetically, that $10,000 was invested in LVIP T. Rowe Price Growth Stock Fund Standard Class shares on 12/31/07. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/17, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $25,643. For comparison, look at how the Russell 1000® Growth Index did over the same period. The same $10,000 investment would have increased to $25,930. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/17

Standard Class Shares
One Year	+ 33.69%
Five Years	+ 17.80%
Ten Years	+ 9.87%

Service Class Shares
One Year	+ 33.36%
Five Years	+ 17.51%
Ten Years	+ 9.60%
1.	The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

LVIP T. Rowe Price Growth Stock Fund–1

LVIP T. Rowe Price Growth Stock Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2017 to December 31, 2017

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Annualized Expense Ratio	Expenses Paid During Period 7/1/17 to 12/31/17*
Actual
Standard Class Shares	$1,000.00	$1,118.80	0.68%	$3.63
Service Class Shares	1,000.00	1,117.50	0.93%	4.96

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.78	0.68%	$3.47
Service Class Shares	1,000.00	1,020.52	0.93%	4.74

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP T. Rowe Price Growth Stock Fund–2

LVIP T. Rowe Price Growth Stock Fund

Security Type/Sector Allocation and Top 10 Equity Holdings

(unaudited)

As of December 31, 2017

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Common Stock	98.44%
Aerospace & Defense	2.62%
Airlines	1.76%
Auto Components	0.32%
Automobiles	1.94%
Banks	1.40%
Biotechnology	4.61%
Building Products	0.52%
Capital Markets	3.73%
Electric Utilities	0.74%
Electrical Equipment	0.94%
Equity Real Estate Investment Trusts	2.94%
Food Products	0.28%
Health Care Equipment & Supplies	5.01%
Health Care Providers & Services	5.42%
Hotels, Restaurants & Leisure	2.41%
Industrial Conglomerates	2.01%
Insurance	0.80%
Internet & Direct Marketing Retail	10.83%
Internet Software & Services	13.45%
IT Services	8.52%
Machinery	1.86%
Multiline Retail	0.77%
Multi-Utilities	0.47%
Pharmaceuticals	0.43%
Professional Services	1.51%
Semiconductors & Semiconductor Equipment	1.21%
Software	12.28%
Specialty Retail	0.18%
Technology Hardware, Storage & Peripherals	6.20%
Textiles, Apparel & Luxury Goods	0.33%
Tobacco	1.92%
Water Utilities	0.52%
Wireless Telecommunication Services	0.51%
Convertible Preferred Stock	0.82%
Convertible Bond	0.26%
Money Market Fund	0.51%
Total Value of Securities	100.03%
Liabilities Net of Receivables and Other Assets	(0.03%)
Total Net Assets	100.00%

Holdings are for informational purpose only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets

Apple	6.20%
Amazon.com	6.14%
Alphabet Class A & Class C	5.33%
Microsoft	4.31%
Facebook	4.08%
Priceline Group Class A	3.79%
Alibaba Group Holding ADR	2.76%
Boeing	2.62%
Visa Class A	2.52%
United Health Group	2.30%
Total	40.05%

IT–Information Technology

LVIP T. Rowe Price Growth Stock Fund–3

LVIP T. Rowe Price Growth Stock Fund

Statement of Net Assets

December 31, 2017

	Number of Shares	Value (U.S. $)

COMMON STOCK–98.44%
Aerospace & Defense–2.62%
Boeing	110,799	$32,675,733

		32,675,733

Airlines–1.76%
American Airlines Group	313,300	16,300,999
†United Continental Holdings	83,589	5,633,899

		21,934,898

Auto Components–0.32%
Aptiv	46,700	3,961,561

		3,961,561

Automobiles–1.94%
Ferrari	82,192	8,617,009
†Tesla	49,953	15,552,867

		24,169,876

Banks–1.40%
First Republic Bank	46,404	4,020,443
JPMorgan Chase & Co.	126,400	13,517,216

		17,537,659

Biotechnology–4.61%
†Alexion Pharmaceuticals	114,642	13,710,037
†Alnylam Pharmaceuticals	41,505	5,273,210
†Biogen	28,720	9,149,330
†Celgene	44,600	4,654,456
†Incyte	68,000	6,440,280
†Vertex Pharmaceuticals	122,054	18,291,012

		57,518,325

Building Products–0.52%
Fortune Brands Home & Security	95,645	6,545,944

		6,545,944

Capital Markets–3.73%
Intercontinental Exchange	154,600	10,908,576
Morgan Stanley	309,800	16,255,206
State Street	60,400	5,895,644
TD Ameritrade Holding	264,512	13,524,499

		46,583,925

Electric Utilities–0.74%
NextEra Energy	58,800	9,183,972

		9,183,972

Electrical Equipment–0.94%
Acuity Brands	66,821	11,760,496

		11,760,496

Equity Real Estate Investment Trusts–2.94%
American Tower	74,000	10,557,580
Crown Castle International	215,693	23,944,080

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Equity Real Estate Investment Trusts (continued)
Equinix	4,812	$2,180,895

		36,682,555

Food Products–0.28%
Kraft Heinz	44,800	3,483,648

		3,483,648

Health Care Equipment & Supplies–5.01%
Becton Dickinson & Co.	98,097	20,998,644
Danaher	59,540	5,526,503
†Intuitive Surgical	47,100	17,188,674
Stryker	121,700	18,844,028

		62,557,849

Health Care Providers & Services–5.42%
Aetna	10,543	1,901,852
Anthem	59,800	13,455,598
†Centene	53,965	5,443,989
Cigna	62,910	12,776,392
Humana	21,469	5,325,815
UnitedHealth Group	130,200	28,703,892

		67,607,538

Hotels, Restaurants & Leisure–2.41%
†Caesars Entertainment	563,439	7,127,503
Marriott International Class A	25,456	3,455,143
MGM Resorts International	93,010	3,105,604
Restaurant Brands International	110,215	6,776,018
Yum Brands	117,600	9,597,336

		30,061,604

Industrial Conglomerates–2.01%
Honeywell International	89,500	13,725,720
Roper Technologies	44,085	11,418,015

		25,143,735

Insurance–0.80%
Chubb	68,000	9,936,840

		9,936,840

Internet & Direct Marketing Retail–10.83%
†Amazon.com	65,579	76,692,673
†=pFlipkart Limited Ordinary Shares	670	58,353
†Netflix	58,100	11,152,875
†Priceline Group	27,200	47,266,528

		135,170,429

Internet Software & Services–13.45%
†Alibaba Group Holding ADR	199,950	34,477,379
†Alphabet Class A	30,100	31,707,340
†Alphabet Class C	33,283	34,827,331
†=pDropbox Class A	34,588	405,025
†Facebook Class A	288,793	50,960,413

LVIP T. Rowe Price Growth Stock Fund–4

LVIP T. Rowe Price Growth Stock Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Internet Software & Services (continued)
Tencent Holdings	300,300	$15,542,914

		167,920,402

IT Services–8.52%
Fidelity National Information Services	96,100	9,042,049
†Fiserv	76,467	10,027,118
Mastercard Class A	159,600	24,157,056
†PayPal Holdings	266,306	19,605,448
†Vantiv Class A	165,300	12,157,815
Visa Class A	275,500	31,412,510

		106,401,996

Machinery–1.86%
Fortive	130,222	9,421,562
Illinois Tool Works	56,700	9,460,395
Wabtec	53,335	4,343,069

		23,225,026

Multiline Retail–0.77%
Dollar General	54,350	5,055,093
Dollarama	36,611	4,574,191

		9,629,284

Multi-Utilities–0.47%
Sempra Energy	55,090	5,890,223

		5,890,223

Pharmaceuticals–0.43%
Merck & Co	57,500	3,235,525
Zoetis	28,900	2,081,956

		5,317,481

Professional Services–1.51%
Equifax	84,103	9,917,426
†TransUnion	162,693	8,941,607
†=pWeWork Companies	681	31,224

		18,890,257

Semiconductors & Semiconductor Equipment–1.21%
ASML Holding (New York Shares)	21,900	3,806,658
Xilinx	166,731	11,241,004

		15,047,662

Software–12.28%
†Electronic Arts	105,500	11,083,830
Intuit	110,099	17,371,420
Microsoft	629,500	53,847,430
†Red Hat	41,100	4,936,110
†salesforce.com	157,000	16,050,110
†ServiceNow	80,327	10,473,837
Symantec	571,391	16,033,231
†VMware Class A	113,852	14,267,933
†Workday Class A	89,896	9,146,019

		153,209,920

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Specialty Retail–0.18%
Home Depot	11,900	$2,255,407

		2,255,407

Technology Hardware, Storage & Peripherals–6.20%
Apple	457,579	77,436,094

		77,436,094

Textiles, Apparel & Luxury Goods–0.33%
NIKE Class B	65,400	4,090,770

		4,090,770

Tobacco–1.92%
British American Tobacco	103,773	7,014,929
Philip Morris International	160,553	16,962,424

		23,977,353

Water Utilities–0.52%
American Water Works	70,400	6,440,896

		6,440,896

Wireless Telecommunication Services–0.51%
†T-Mobile US	100,100	6,357,351

		6,357,351

Total Common Stock (Cost $783,877,326)		1,228,606,709

CONVERTIBLE PREFERRED STOCK–0.82%
†=pAirbnb Series D	14,304	1,674,283
†=pAirbnb Series E	14,245	1,667,377
†=pFlipkart Limited Series A	229	19,944
†=pFlipkart Limited Series C	403	35,099
†=pFlipkart Limited Series E	748	65,146
†=pFlipkart Limited Series G	3,377	399,747
†=pFlipkart Limited Series H	4,369	614,251
†=pMagic Leap Series C	47,862	1,292,274
†=pMagic Leap Series D	43,618	1,177,686
†=pUber Technologies Series G	34,107	1,175,921
†=pWeWork Companies Series E	17,187	788,024
†=pXiaoju Kuaizhi (Didi)	26,379	1,343,538

Total Convertible Preferred Stock (Cost $8,324,000)		10,253,290

LVIP T. Rowe Price Growth Stock Fund–5

LVIP T. Rowe Price Growth Stock Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CONVERTIBLE BOND–0.26%
Caesars Entertainment 5.00% exercise price $7.19, expiration date 10/1/24	1,697,015	$3,291,148

Total Convertible Bond (Cost $3,113,124)		3,291,148

	Number of Shares

MONEY MARKET FUND–0.51%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 1.15%)	6,290,169	6,290,169

Total Money Market Fund (Cost $6,290,169)		6,290,169

TOTAL VALUE OF SECURITIES–100.03% (Cost $801,604,619)	$1,248,441,316
«LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.03%)	(349,383)

NET ASSETS APPLICABLE TO 28,783,758 SHARES OUTSTANDING–100.00%	$1,248,091,933

NET ASSET VALUE PER SHARE–LVIP T. ROWE PRICE GROWTH STOCK FUND STANDARD CLASS ($924,211,305 / 21,205,049 Shares)	$43.584

NET ASSET VALUE PER SHARE–LVIP T. ROWE PRICE GROWTH STOCK FUND SERVICE CLASS ($323,880,628 / 7,578,709 Shares)	$42.736

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2017:
Shares of beneficial interest (unlimited authorization–no par)	$ 712,696,553
Distributions in excess of net investment income	(411,780)
Accumulated net realized gain on investments	88,970,761
Net unrealized appreciation of investments	446,836,399

TOTAL NET ASSETS	$1,248,091,933

†	Non-income producing.

«	Includes $948,242 payable for fund shares redeemed, $752,169 due to manager and affiliates and $57,678 other accrued expenses payable as of December 31, 2017.

=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to Financial Statements.”

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

p

Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At December 31, 2017, the aggregate value of restricted securities was $10,747,892, which represented 0.86% of the Fund’s net assets. The Fund has various registration rights (exercisable under a variety of circumstances) with respect to these securities.

LVIP T. Rowe Price Growth Stock Fund–6

LVIP T. Rowe Price Growth Stock Fund

Statement of Net Assets (continued)

Restricted Securities

Investment	Date of Acquisition	Cost	Value
Airbnb Series D	4/16/14	$582,359	$1,674,283
Airbnb Series E	7/14/15	1,326,130	1,667,377
Dropbox Class A	11/7/14	660,672	405,025
Flipkart Limited Ordinary Shares	3/19/15	76,380	58,353
Flipkart Limited Series A	3/19/15	26,106	19,944
Flipkart Limited Series C	3/19/15	45,942	35,099
Flipkart Limited Series E	3/19/15	85,272	65,146
Flipkart Limited Series G	12/17/14	404,430	399,747
Flipkart Limited Series H	4/17/15	621,447	614,251
Magic Leap Series C	1/20/16	1,102,405	1,292,274
Magic Leap Series D	10/12/17	1,177,686	1,177,686
Uber Technologies Series G	12/3/15	1,663,473	1,175,921
WeWork Companies	6/23/15	22,398	31,224
WeWork Companies Series E	6/23/15	565,274	788,024
Xiaoju Kuaizhi (Didi)	10/19/15	723,476	1,343,538

Total		$9,083,450	$10,747,892

Summary of Abbreviations:

ADR–American Depositary Receipt

IT–Information Technology

See accompanying notes, which are an integral part of financial statements.

LVIP T. Rowe Price Growth Stock Fund–7

LVIP T. Rowe Price Growth Stock Fund Statement of Operations Year Ended December 31, 2017	LVIP T. Rowe Price Growth Stock Fund Statement of Changes in Net Assets

INVESTMENT INCOME:
Dividends	$11,004,372
Interest	(67,929)
Foreign tax withheld	(15,818)

10,920,625

EXPENSES:
Management fees	7,772,777
Distribution fees-Service Class	724,585
Accounting and administration expenses	297,253
Shareholder servicing fees	246,012
Professional fees	56,043
Reports and statements to shareholders	53,704
Trustees’ fees and expenses	33,625
Custodian fees	25,623
Consulting fees	5,873
Pricing fees	4,643
Other	9,194

9,229,332

Less:
Management fees waived	(148,748)
Expenses paid indirectly	(1,512)

Total operating expenses	9,079,072

NET INVESTMENT INCOME	1,841,553

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	120,462,630
Foreign currencies	(37,794)
Foreign currency exchange contracts	41,692

Net realized gain	120,466,528

Net change in unrealized appreciation (depreciation) of:
Investments	222,851,336
Foreign currencies	737

Net change in unrealized appreciation (depreciation)	222,852,073

NET REALIZED AND UNREALIZED GAIN	343,318,601

NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS	$345,160,154

See accompanying notes, which are an integral part of the financial statements.

	Year Ended
	12/31/17	12/31/16
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,841,553	$646,165
Net realized gain (loss)	120,466,528	(5,105,479)
Net change in unrealized appreciation (depreciation)	222,852,073	21,827,136

Net increase in net assets resulting from operations	345,160,154	17,367,822

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(1,972,314)	(826,563)
Net realized gain on investments:
Standard Class	(14,880,905)	(8,969,800)
Service Class	(5,339,099)	(3,501,455)
Return of capital:
Standard Class	—	(105,823)
Service Class	—	(32,544)

	(22,192,318)	(13,436,185)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:

Standard Class	172,681,238	296,182,221
Service Class	56,823,569	43,737,549
Reinvestment of dividends and distributions:
Standard Class	16,853,219	9,902,186
Service Class	5,339,099	3,533,999

	251,697,125	353,355,955

Cost of shares redeemed:
Standard Class	(341,686,246)	(105,887,681)
Service Class	(64,080,609)	(70,568,002)

	(405,766,855)	(176,455,683)

Increase (decrease) in net assets derived from capital share transactions	(154,069,730)	176,900,272

NET INCREASE IN NET ASSETS	168,898,106	180,831,909
NET ASSETS:

Beginning of year	1,079,193,827	898,361,918

End of year	$1,248,091,933	$1,079,193,827

Distributions in excess of net investment income	$(411,780)	$(284,917)

See accompanying notes, which are an integral part of the financial statements.

LVIP T. Rowe Price Growth Stock Fund–8

LVIP T. Rowe Price Growth Stock Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP T. Rowe Price Growth Stock Fund Standard Class
	12/31/17	12/31/16	Year Ended 12/31/15		12/31/14		12/31/13
Net asset value, beginning of period	$33.206	$33.230	$31.180		$28.681		$20.627

Income (loss) from investment operations:
Net investment income (loss)[1]	0.083	0.044	(0.011)		(0.015)		(0.021)
Net realized and unrealized gain	11.105	0.412	3.294		2.514		8.075

Total from investment operations	11.188	0.456	3.283		2.499		8.054

Less dividends and distributions from:
Net investment income	(0.095)	(0.033)	—		—		—
Net realized gain	(0.715)	(0.443)	(1.233)		—		—
Return of capital	—	(0.004)	—		—		—

Total dividends and distributions	(0.810)	(0.480)	(1.233)		—		—

Net asset value, end of period	$43.584	$33.206	$33.230		$31.180		$28.681

Total return[2]	33.69%	1.39%	10.73%		8.71%		39.05%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$924,211	$829,032	$624,231		$201,096		$170,906
Ratio of expenses to average net assets	0.68%	0.68%	0.71%		0.76%		0.78%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.70%	0.69%	0.71%		0.76%		0.78%
Ratio of net investment income (loss) to average net assets	0.21%	0.14%	(0.03%	)	(0.05%	)	(0.09%	)
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	0.19%	0.13%	(0.03%	)	(0.05%	)	(0.09%	)
Portfolio turnover	60%	44%	35%		41%		39%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP T. Rowe Price Growth Stock Fund–9

LVIP T. Rowe Price Growth Stock Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP T. Rowe Price Growth Stock Fund Service Class
			Year Ended
	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$32.582	$32.662	$30.743	$28.351	$20.440

Income (loss) from investment operations:
Net investment loss[1]	(0.015)	(0.035)	(0.093)	(0.087)	(0.080)
Net realized and unrealized gain	10.884	0.402	3.245	2.479	7.991

Total from investment operations	10.869	0.367	3.152	2.392	7.911

Less dividends and distributions from:
Net realized gain	(0.715)	(0.443)	(1.233)	—	—
Return of capital	—	(0.004)	—	—	—

Total dividends and distributions	(0.715)	(0.447)	(1.233)	—	—

Net asset value, end of period	$42.736	$32.582	$32.662	$30.743	$28.351

Total return[2]	33.36%	1.15%	10.45%	8.44%	38.70%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$323,881	$250,162	$274,131	$190,460	$199,544
Ratio of expenses to average net assets	0.93%	0.93%	0.96%	1.01%	1.03%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.95%	0.94%	0.96%	1.01%	1.03%
Ratio of net investment loss to average net assets	(0.04%)	(0.11%)	(0.28%)	(0.30%)	(0.34%	)
Ratio of net investment loss to average net assets prior to expenses waived/reimbursed	(0.06%)	(0.12%)	(0.28%)	(0.30%)	(0.34%	)
Portfolio turnover	60%	44%	35%	41%	39%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP T. Rowe Price Growth Stock Fund–10

LVIP T. Rowe Price Growth Stock Fund

Notes to Financial Statements

December 31, 2017

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 92 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP T. Rowe Price Growth Stock Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to provide long-term growth of capital.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sales price on the valuation date. Valuations for fixed income securities, including short-term debt securities, utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Open-end investment companies are valued at their published net asset value (“NAV”). Investments in government money market Funds have a stable NAV. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”). Restricted securities are valued at fair value using methods approved by the Board.

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended December 31, 2017 and for all open tax years (years ended December 31, 2014–December 31, 2016), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2017, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate that portion of realized gains and losses on foreign equity securities resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

LVIP T. Rowe Price Growth Stock Fund–11

LVIP T. Rowe Price Growth Stock Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates. Withholding taxes on foreign dividends are recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of the distributions by the issuer or management estimate. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in “Net realized gain from investments” on the Statement of Operations and totaled $6,136 for the year ended December 31, 2017. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund receives earning credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this arrangement is included in “Custodian fees” on the Statement of Operations with the corresponding expense offset shown as “Expenses paid indirectly”.

2. Management Fees and Other Transactions with Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.80% of the first $50 million of the average daily net assets of the Fund; 0.75% of the next $50 million; 0.70% of the next $150 million; 0.65% of the next $250 million; and 0.60% of the Fund’s average daily net assets in excess of $500 million. The fee is calculated daily and paid monthly. LIAC has contractually agreed to waive a portion of its advisory fee. Effective September 13, 2017, when Fund assets are less than $1 billion, the waiver amount is 0.00%. When Fund assets are greater than $1 billion, the waiver amount is 0.025% of the first $1 billion of average daily net assets of the Fund and 0.0125% of the Fund’s average daily net assets in excess of $1 billion. This agreement will continue through at least April 30, 2019, and cannot be terminated before that date without the mutual agreement of the Board and LIAC. Prior to September 13, 2017, LIAC had voluntarily agreed to waive a portion of its advisory fee. For the year ended December 31, 2017, LIAC voluntarily waived a portion of its advisory fee in the amount of $65,840.

T. Rowe Price Associates, Inc. (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2017, costs for these administrative and legal services were as follows:

Administrative	$68,862
Legal	11,838

Lincoln Life also provides certain contract holder and additional corporate services to the Fund. Effective May 1, 2017, the Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund’s average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.

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LVIP T. Rowe Price Growth Stock Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions with Affiliates (continued)

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $37,028 for the year ended December 31, 2017.

The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.

At December 31, 2017, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$652,374
Distribution fees payable to LFD	68,955
Shareholder servicing fees payable to Lincoln Life	30,840

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2017, the Fund engaged in securities purchases of $1,363,979 and securities sales of $1,694,951, which resulted in capital gains of $268,732.

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

3. Investments

For the year ended December 31, 2017, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$719,988,931
Sales	891,871,898

At December 31, 2017, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Fund were as follows:

Cost of investments	$808,632,622

Aggregate unrealized appreciation of investments	$451,922,055
Aggregate unrealized depreciation of investments	(12,113,361)

Net unrealized appreciation of investments	$439,808,694

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default

LVIP T. Rowe Price Growth Stock Fund–13

LVIP T. Rowe Price Growth Stock Fund

Notes to Financial Statements (continued)

3. Investments (continued)

rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments)

(e.g., indicative quotes from brokers, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2017:

	Level 1	Level 2	Level 3	Total
Investments:

Assets:

Common Stock
Aerospace & Defense	$32,675,733	$—	$—	$32,675,733
Airlines	21,934,898	—	—	21,934,898
Auto Components	3,961,561	—	—	3,961,561
Automobiles	24,169,876	—	—	24,169,876
Banks	17,537,659	—	—	17,537,659
Biotechnology	57,518,325	—	—	57,518,325
Building Products	6,545,944	—	—	6,545,944
Capital Markets	46,583,925	—	—	46,583,925
Electric Utilities.	9,183,972	—	—	9,183,972
Electrical Equipment	11,760,496	—	—	11,760,496
Equity Real Estate Investment Trusts	36,682,555	—	—	36,682,555
Food Products	3,483,648	—	—	3,483,648
Health Care Equipment & Supplies	62,557,849	—	—	62,557,849
Health Care Providers & Services	67,607,538	—	—	67,607,538
Hotels, Restaurants & Leisure	30,061,604	—	—	30,061,604
Industrial Conglomerates	25,143,735	—	—	25,143,735
Insurance	9,936,840	—	—	9,936,840
Internet & Direct Marketing Retail	135,112,076	—	58,353	135,170,429
Internet Software & Services	151,972,463	15,542,914	405,025	167,920,402
IT Services.	106,401,996	—	—	106,401,996
Machinery	23,225,026	—	—	23,225,026
Multiline Retail	9,629,284	—	—	9,629,284
Multi-Utilities	5,890,223	—	—	5,890,223
Pharmaceuticals	5,317,481	—	—	5,317,481
Professional Services	18,859,033	—	31,224	18,890,257
Semiconductors & Semiconductor Equipment	15,047,662	—	—	15,047,662
Software	153,209,920	—	—	153,209,920
Specialty Retail	2,255,407	—	—	2,255,407
Technology Hardware, Storage & Peripherals	77,436,094	—	—	77,436,094
Textiles, Apparel & Luxury Goods	4,090,770	—	—	4,090,770
Tobacco.	16,962,424	7,014,929	—	23,977,353
Water Utilities	6,440,896	—	—	6,440,896
Wireless Telecommunication Services	6,357,351	—	—	6,357,351
Convertible Bond	—	3,291,148	—	3,291,148
Convertible Preferred Stock	—	—	10,253,290	10,253,290
Money Market Fund	6,290,169	—	—	6,290,169

Total Investments	$1,211,844,433	$25,848,991	$10,747,892	$1,248,441,316

As a result of utilizing international fair value pricing at December 31, 2017, a portion of the portfolio was categorized as Level 2.

LVIP T. Rowe Price Growth Stock Fund–14

LVIP T. Rowe Price Growth Stock Fund

Notes to Financial Statements (continued)

3. Investments (continued)

During the year ended December 31, 2017, there were no material transfers between Level 1 investments, Level 2 investments or Level 3 investments. This does not include transfers between Level 1 investments and Level 2 investments that resulted from the Fund’s use of international fair value pricing during the period. In accordance with the fair value procedures described in Note 1, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2017 and 2016 was as follows:

	Year Ended
	12/31/17	12/31/16
Ordinary Income	$22,192,318	$688,196
Long-term capital gains	—	12,609,622
Return of capital	—	138,367

Total	$22,192,318	$13,436,185

5. Components of Net Assets on a Tax Basis

As of December 31, 2017, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$712,696,553
Undistributed ordinary income	1,057,556
Undistributed long-term capital gains	94,529,130
Net unrealized appreciation	439,808,694

Net assets	$1,248,091,933

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales and tax treatment of passive foreign investment companies.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications.

For the year ended December 31, 2017, the Fund recorded the following reclassifications:

Distributions in Excess of Net Investment Income	Accumulated Net Realized Loss on Investments
$3,898	$(3,898)

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss, whereas before the Act, capital losses carried forward were treated as short-term. At December 31, 2017, the Fund had no capital loss carryforwards for federal income tax purposes.

In 2017 the Fund utilized $4,154,295 of capital loss carryforwards.

LVIP T. Rowe Price Growth Stock Fund–15

LVIP T. Rowe Price Growth Stock Fund

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/17	12/31/16
Shares sold:
Standard Class	4,334,780	9,169,305
Service Class	1,447,771	1,427,149

Shares reinvested:
Standard Class	387,039	301,999
Service Class	125,035	110,083

	6,294,625	11,008,536

Shares redeemed:
Standard Class	(8,482,850)	(3,290,641)
Service Class	(1,672,107)	(2,252,077)

	(10,154,957)	(5,542,718)

Net increase (decrease)	(3,860,332)	5,465,818

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result, should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. No foreign currency exchange contracts were outstanding at December 31, 2017.

During the year ended December 31, 2017, the Fund used foreign currency exchange contracts to facilitate or expedite the settlement of portfolio transactions.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2017 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$41,692	$—

Average Volume of Derivatives– The table below summarizes the average balance of derivative holdings by the Fund during the year ended

December 31, 2017.

	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average cost)	$76,750	$76,668

8. Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country

LVIP T. Rowe Price Growth Stock Fund–16

LVIP T. Rowe Price Growth Stock Fund

Notes to Financial Statements (continued)

8. Market Risk (continued)

may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a small number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2017. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to LIAC the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Restricted securities are valued pursuant to the security valuation procedures noted in Note 1.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Recent Regulatory Reporting Updates

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amended Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. As of August 1, 2017, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.

11. Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017–08, Receivables–Nonrefundable Fees and Other Costs (Subtopic 310–20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

12. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP T. Rowe Price Growth Stock Fund–17

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of LVIP T. Rowe Price Growth Stock Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of LVIP T. Rowe Price Growth Stock Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.

Philadelphia, Pennsylvania

February 22, 2018

LVIP T. Rowe Price Growth Stock Fund–18

LVIP T. Rowe Price Growth Stock Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2017, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 22-23 and September 11-12, 2017, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various sub-advisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“LincolnLife”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the sub-advisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the sub-advisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information (including total return and standard deviation) provided by Morningstar for the standard class of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2017. The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Funds, and had delegated those duties to unaffiliated sub-advisers responsible for investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the sub-adviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the sub-advisers’ investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC

LVIP T. Rowe Price Growth Stock Fund–19

LVIP T. Rowe Price Growth Stock Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

had implemented an advisory fee waiver through April 30, 2019. The Board noted that the investment management fees were lower than the median investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and that LIAC had implemented an advisory fee waiver and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and T. Rowe Price Associates, Inc. (“TRP”) on behalf of the Funds, the Board considered the nature, extent and quality of services provided by TRP under the subadvisory agreement. The Board reviewed the services provided by TRP, the backgrounds of the investment professionals servicing the Fund, and the reputation, resources and investment approach of TRP. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.

Performance. The Board reviewed the LVIP T. Rowe Price Growth Stock Fund’s total return and standard deviation compared to the total return and standard deviation of a peer group of funds included in the Morningstar Large Growth funds category and the Russell 1000® Growth TR USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and the benchmark index for the one and five year periods and above the return of the Morningstar peer group median and below the benchmark index for the three and ten year periods. The Board concluded that the services provided by TRP were satisfactory.

Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule, which contains breakpoints, for the LVIP T. Rowe Price Growth Stock Fund, compared against the fee rates charged to other sub-advised registered funds managed by TRP with similar investment strategies. The Board considered that LIAC compensates TRP from its fees and that the subadvisory fee schedule for the Fund was negotiated between LIAC and TRP, an unaffiliated third party. The Board concluded that the subadvisory fees for the Fund were reasonable.

Profitability and Fallout Benefits. The Board considered that the subadvisory fee schedule was negotiated between LIAC and TRP, an unaffiliated third party, and that LIAC compensates TRP from its fees. The Board reviewed materials provided by TRP as to any additional benefits it receives and noted TRP has the ability to obtain research with soft dollars that can benefit TRP and its clients and other benefits to TRP in including the Fund’s assets in its assets under management.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.

LVIP T. Rowe Price Growth Stock Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.

The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.

The term Fund Complex includes the 92 series of Lincoln Variable Insurance Products Trust.

Interested Trustee

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	Formerly: Lincoln Advisors Trust

* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of both the Advisor and The Lincoln National Life Insurance Company, the parent company of the Trust’s Adviser.

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	92	Formerly: Lincoln Advisors Trust

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	Formerly: Lincoln Advisors Trust

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	Formerly: Lincoln Advisors Trust

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Formerly: Lincoln Advisors Trust

LVIP T. Rowe Price Growth Stock Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Charles I. Plosser*** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Public Governor for the Financial Industry Regulatory Authority (FINRA); Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	92	Rochester Gas and Electric Corporation

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Associated Grocers of New England (Director Emeritus); Formerly: Lincoln Trust Advisors

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	Formerly: Lincoln Advisors Trust

Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	92	St. Vincent Health; Formerly: Lincoln Advisors Trust

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	92	Formerly: Lincoln Advisors Trust

Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012	92	Trustee of FundVantage Trust

** Steve A. Cobb, is the son-in-law of Kenneth G. Stella.

*** Charles I. Plosser was appointed Trustee effective January 1, 2018.

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.

Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.

LVIP T. Rowe Price Growth Stock Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.

Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Vice President, Secretary, and Chief Legal Officer	Since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President and Chief Compliance Officer, Lincoln National Corporation; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Deputy General Counsel, Janney Montgomery Scott LLC.

Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.

Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.

John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

LVIP T. Rowe Price Growth Stock Fund–23

LVIP T. Rowe Price Structured Mid-Cap Growth Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2017

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

2017 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation

Subadvised by: T. Rowe Price Associates, Inc.

The Fund returned 24.74% (Standard Class with distributions reinvested) for the fiscal year ended December 31, 2017, while its benchmark, the Russell Midcap® Growth Index1, returned 25.27%.

U.S. stocks posted strong returns in 2017, buoyed by solid corporate earnings and economic growth. As measured by the various Russell indexes, mid-caps outperformed small-caps but underperformed large-caps, while growth outpaced value across the capitalization spectrum. The utilities, information technology, and financials sectors led the benchmark, while energy declined.

Overall, stock selection accounted for the majority of relative outperformance, while sector allocations also contributed. Consumer staples and consumer discretionary were the leading contributors, and information technology and materials led detractors.

Consumer staples benefited relative results, due to stock selection. Leading contributors within the sector included Tyson Foods, a producer and processor of chicken, beef, and pork. Shares traded higher after the company reported better-than-expected topline and bottom-line results, primarily driven by the sustained strength of the company’s beef and pork segments.

The consumer discretionary sector also contributed to relative results, due to stock selection and an underweight position. Within the sector, Wayfair, an online retailer offering a variety of home furnishings and décor, helped performance. Shares traded higher due to topline growth momentum, margin expansion, and continued penetration of private label offerings. Also in the sector, Ferrari performed well. The company manufactures high-performance supercars and participates as a constructor team in Formula 1 racing. The company exceeded expectations due to volume growth, a positive price mix, and growth in engine sales. Burlington Stores is the third-largest off-price retailer in the U.S. Growth in traffic, a high conversion rate, and higher average sales drove higher-than-expected same-store sales, while decreased markdowns and higher initial markups contributed to expanded margins.

Conversely, the information technology sector hindered relative performance, due to security selection and an underweight position. Detractors in the sector include Sabre, which provides data-driven business intelligence, mobile, distribution, and software-as-a-service solutions to the global travel and tourism industry. Shares retreated after disappointing results and lowered guidance for the airline and hospitality solutions business. Stock selection in materials also hampered relative results.

The stock market has continued to “melt up” in recent months, extending an already exceptional bull market, both in magnitude and duration. While a sense that the good times cannot continue forever might call for some caution, we are also moderately concerned about valuations, which seem, if not in bubble territory, also not encouraging of further near-term gains. The market’s steady advance has also made it more difficult to find entry points to add new positions to the Fund.

Portfolio Managers:
T. Rowe Price Associates, Inc.	Donald J. Peters
Donald J. Easley

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 12/31/07 through 12/31/17

This chart illustrates, hypothetically, that $10,000 was invested in LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class shares on 12/31/07. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/17, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $24,765. For comparison, look at how the Russell Midcap® Growth Index did over the same period. The same $10,000 investment would have increased to $23,895. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during some of the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/17

Standard Class Shares
One Year	+ 24.74%
Five Years	+ 15.56%
Ten Years	+ 9.49%

Service Class Shares
One Year	+ 24.44%
Five Years	+ 15.27%
Ten Years	+ 9.22%

[1]	The Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–1

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2017 to December 31, 2017

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees;distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflects fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Annualized Expense Ratio	Expenses Paid During Period 7/1/17 to 12/31/17*
Actual
Standard Class Shares	$1,000.00	$1,106.20	0.77%	$4.09
Service Class Shares	1,000.00	1,104.80	1.02%	5.41

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.32	0.77%	$3.92
Service Class Shares	1,000.00	1,020.06	1.02%	5.19

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–2

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)

As of December 31, 2017

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Common Stock	99.06%
Aerospace & Defense	1.38%
Air Freight & Logistics	0.45%
Airlines	1.53%
Auto Components	0.53%
Automobiles	0.20%
Banks	2.51%
Beverages	1.03%
Biotechnology	4.53%
Building Products	1.36%
Capital Markets	3.63%
Chemicals	2.84%
Commercial Services & Supplies	2.37%
Communications Equipment	1.39%
Construction & Engineering	0.19%
Construction Materials	1.15%
Consumer Finance	0.22%
Containers & Packaging	0.99%
Diversified Consumer Services	0.55%
Diversified Telecommunication Services	0.24%
Electrical Equipment	1.86%
Electronic Equipment, Instruments & Components	2.29%
Energy Equipment & Services	0.09%
Equity Real Estate Investment Trusts	2.43%
Food & Staples Retailing	0.45%
Food Products	2.92%
Gas Utilities	0.37%
Health Care Equipment & Supplies	3.21%
Health Care Providers & Services	2.41%
Health Care Technology	0.78%
Hotels, Restaurants & Leisure	3.67%
Household Durables	1.62%
Household Products	1.36%
Industrial Conglomerates	0.44%
Insurance	1.83%
Internet & Direct Marketing Retail	0.40%
Internet Software & Services	2.36%
IT Services	7.93%
Leisure Products	0.12%
Life Sciences Tools & Services	1.95%
Machinery	3.57%

Security Type/Sector	Percentage of Net Assets

Marine	0.09%
Media	0.47%
Metals & Mining	0.26%
Multiline Retail	1.53%
Multi-Utilities	0.20%
Oil, Gas & Consumable Fuels	1.62%
Pharmaceuticals	1.13%
Professional Services	2.84%
Real Estate Management & Development	0.25%
Road & Rail	1.29%
Semiconductors & Semiconductor Equipment	4.35%
Software	9.11%
Specialty Retail	4.97%
Textiles, Apparel & Luxury Goods	1.16%
Trading Companies & Distributors	0.64%
Convertible Preferred Stock	0.94%
Money Market Fund	0.11%
Total Value of Securities	100.11%
Liabilities Net of Receivables and Other Assets	(0.11%	)
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets

Ross Stores	0.97%
Microchip Technology	0.93%
Progressive	0.91%
Vulcan Materials	0.90%
Fiserv	0.89%
SBA Communications	0.87%
Dollar General	0.84%
Fidelity National Information Services	0.84%
Vantiv Class A	0.83%
ServiceNow	0.79%
Total	8.77%

IT–Information Technology

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–3

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Statement of Net Assets

December 31, 2017

	Number of Shares	Value (U.S. $)

COMMON STOCK–99.06%
Aerospace & Defense–1.38%
BWX Technologies	31,200	$1,887,288

Huntington Ingalls Industries	14,800	3,488,360
Textron	41,000	2,320,190
TransDigm Group	13,600	3,734,832

		11,430,670

Air Freight & Logistics–0.45%
CH Robinson Worldwide	24,500	2,182,705
Expeditors International of Washington	23,800	1,539,622

		3,722,327

Airlines–1.53%
Alaska Air Group	46,100	3,388,811
American Airlines Group	75,900	3,949,077
Copa Holdings Class A	11,800	1,581,908
†United Continental Holdings	55,900	3,767,660

		12,687,456

Auto Components–0.53%
Aptiv	27,100	2,298,893
BorgWarner	32,300	1,650,207
†Delphi Technologies	9,033	473,962

		4,423,062

Automobiles–0.20%
Ferrari	15,680	1,643,891

		1,643,891

Banks–2.51%
BankUnited	51,100	2,080,792
Citizens Financial Group	76,900	3,228,262
Fifth Third Bancorp	81,100	2,460,574
First Republic Bank	60,000	5,198,400
†Signature Bank	12,300	1,688,298
†SVB Financial Group	13,600	3,179,272
Webster Financial	53,312	2,994,002

		20,829,600

Beverages–1.03%
Brown-Forman Class B	56,624	3,888,370
Dr Pepper Snapple Group	47,900	4,649,174

		8,537,544

Biotechnology–4.53%
†ACADIA Pharmaceuticals	76,000	2,288,360
†Agios Pharmaceuticals	14,500	828,965
†Alexion Pharmaceuticals	14,600	1,746,014
†Alkermes	53,600	2,933,528
†Alnylam Pharmaceuticals	31,600	4,014,780
†BioMarin Pharmaceutical	48,100	4,289,077
†Bioverativ	25,300	1,364,176
†Bluebird Bio	8,600	1,531,660
†Exelixis	74,100	2,252,640

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Biotechnology (continued)
†Incyte	53,800	$5,095,398
†Ironwood Pharmaceuticals	119,500	1,791,305
†Neurocrine Biosciences	36,817	2,856,631
†Sage Therapeutics	5,000	823,550
†Sarepta Therapeutics	15,000	834,600
†Seattle Genetics	28,500	1,524,750
†TESARO	21,697	1,798,030
†Ultragenyx Pharmaceutical	7,300	338,574
†Vertex Pharmaceuticals	8,700	1,303,782

		37,615,820

Building Products–1.36%
Allegion	42,400	3,373,344
AO Smith	55,900	3,425,552
Fortune Brands Home & Security	65,383	4,474,813

		11,273,709

Capital Markets–3.63%
Cboe Global Markets	44,300	5,519,337
†E*TRADE Financial	47,300	2,344,661
FactSet Research Systems	8,350	1,609,546
Financial Engines	23,000	696,900
Invesco	28,200	1,030,428
Lazard Class A	68,400	3,591,000
MarketAxess Holdings	6,100	1,230,675
Moody’s	31,500	4,649,715
MSCI Class A	19,900	2,518,146
Nasdaq	4,823	370,551
Northern Trust	12,100	1,208,669
State Street	18,500	1,805,785
TD Ameritrade Holding	69,700	3,563,761

		30,139,174

Chemicals–2.84%
Air Products & Chemicals	16,800	2,756,544
Ashland Global Holdings	19,600	1,395,520
†Axalta Coating Systems	73,000	2,362,280
Celanese Class A	20,800	2,227,264
CF Industries Holdings	37,600	1,599,504
NewMarket	3,200	1,271,648
PolyOne	25,100	1,091,850
PPG Industries	21,500	2,511,630
RPM International	64,600	3,386,332
Sherwin-Williams	4,500	1,845,180
Valvoline	125,284	3,139,617

		23,587,369

Commercial Services & Supplies–2.37%
Cintas	18,000	2,804,940
†Copart	65,800	2,841,902
KAR Auction Services	81,400	4,111,514
Ritchie Bros Auctioneers	39,800	1,191,214
Rollins	61,600	2,866,248

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–4

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Commercial Services & Supplies (continued)
†Stericycle	22,100	$1,502,579
Waste Connections	62,025	4,400,054

		19,718,451

Communications Equipment–1.39%
Harris	45,100	6,388,415
Motorola Solutions	16,400	1,481,576
†Palo Alto Networks	25,300	3,666,982

		11,536,973

Construction & Engineering–0.19%
Valmont Industries	9,300	1,542,405

		1,542,405

Construction Materials–1.15%
Eagle Materials	18,500	2,096,050
Vulcan Materials	58,200	7,471,134

		9,567,184

Consumer Finance–0.22%
Discover Financial Services	23,300	1,792,236

		1,792,236

Containers & Packaging–0.99%
Ball	140,600	5,321,710
Sealed Air	59,400	2,928,420

		8,250,130

Diversified Consumer Services–0.55%
Service Corp. International	93,200	3,478,224
†Sotheby’s	21,200	1,093,920

		4,572,144

Diversified Telecommunication Services–0.24%
†Zayo Group Holdings	53,300	1,961,440

		1,961,440

Electrical Equipment–1.86%
Acuity Brands	13,500	2,376,000
AMETEK	29,625	2,146,924
†Generac Holdings	33,800	1,673,776
Hubbell	18,000	2,436,120
Rockwell Automation	18,500	3,632,475
†Sensata Technologies Holding	62,700	3,204,597

		15,469,892

Electronic Equipment, Instruments & Components–2.29%
Amphenol Class A	70,900	6,225,020
Cognex	30,400	1,859,264
†Coherent	12,920	3,646,282
†IPG Photonics	10,500	2,248,365
†Keysight Technologies	83,662	3,480,339
†Trimble	37,800	1,536,192

		18,995,462

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Energy Equipment & Services–0.09%
†Oceaneering International	35,900	$758,926

		758,926

Equity Real Estate Investment Trusts–2.43%
American Campus Communities	41,641	1,708,530
CubeSmart	44,800	1,295,616
Equinix	3,388	1,535,509
Federal Realty Investment Trust	10,000	1,328,100
Iron Mountain	51,900	1,958,187
MGM Growth Properties	69,400	2,023,010
†SBA Communications	44,400	7,253,184
SL Green Realty	16,700	1,685,531
VEREIT	174,450	1,358,966

		20,146,633

Food & Staples Retailing–0.45%
Casey’s General Stores	14,800	1,656,712
PriceSmart	8,500	731,850
†Sprouts Farmers Market	57,200	1,392,820

		3,781,382

Food Products–2.92%
†Blue Buffalo Pet Products	60,500	1,983,795
Conagra Brands	55,900	2,105,753
†Hain Celestial Group	36,500	1,547,235
Hershey	46,700	5,300,917
Hormel Foods	56,800	2,066,952
McCormick & Co	39,500	4,025,445
Pinnacle Foods	50,700	3,015,129
Tyson Foods Class A	52,100	4,223,747

		24,268,973

Gas Utilities–0.37%
Atmos Energy	35,618	3,059,230

		3,059,230

Health Care Equipment & Supplies–3.21%
†Align Technology	11,500	2,555,185
Cooper	30,000	6,536,400
DENTSPLY SIRONA	21,614	1,422,850
†Hologic.	117,300	5,014,575
†IDEXX Laboratories	27,200	4,253,536
STERIS	18,700	1,635,689
Teleflex	14,600	3,632,772
West Pharmaceutical Services	16,600	1,637,922

		26,688,929

Health Care Providers & Services–2.41%
†Acadia Healthcare	67,188	2,192,344
AmerisourceBergen	21,700	1,992,494
†Centene	41,800	4,216,784
†DaVita	25,000	1,806,250
†Envision Healthcare	19,238	664,865
†Henry Schein	44,600	3,116,648

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–5

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Health Care Providers & Services (continued)
†Molina Healthcare	22,100	$1,694,628
Universal Health Services Class B	16,800	1,904,280
†WellCare Health Plans	11,900	2,393,209

		19,981,502

Health Care Technology–0.78%
†athenahealth	4,900	651,896
†Cerner	37,600	2,533,864
†Medidata Solutions	17,600	1,115,312
†Veeva Systems Class A	38,900	2,150,392

		6,451,464

Hotels, Restaurants & Leisure–3.67%
Aramark	48,200	2,060,068
Choice Hotels International	23,500	1,823,600
Dunkin’ Brands Group	78,500	5,060,895
Extended Stay America	76,800	1,459,200
Hilton Worldwide Holdings	47,633	3,803,971
MGM Resorts International	102,900	3,435,831
†Norwegian Cruise Line Holdings	28,900	1,538,925
Papa John’s International	20,500	1,150,255
Restaurant Brands International	27,800	1,709,144
Royal Caribbean Cruises	16,900	2,015,832
Wynn Resorts	10,400	1,753,336
Yum Brands	36,400	2,970,604
Yum China Holdings	43,000	1,720,860

		30,502,521

Household Durables–1.62%
†Mohawk Industries	14,500	4,000,550
Newell Brands	66,300	2,048,670
†NVR.	780	2,736,412
PulteGroup	31,400	1,044,050
Toll Brothers	52,400	2,516,248
Whirlpool	6,500	1,096,160

		13,442,090

Household Products–1.36%
Church & Dwight	93,600	4,695,912
Clorox	35,300	5,250,522
Energizer Holdings	28,000	1,343,440

		11,289,874

Industrial Conglomerates–0.44%
Roper Technologies	14,200	3,677,800

		3,677,800

Insurance–1.83%
FNF Group	70,400	2,762,496
Progressive	133,900	7,541,248
Willis Towers Watson	32,400	4,882,356

		15,186,100

Number of Shares		Value (U.S. $)

COMMON STOCK (continued)
Internet & Direct Marketing Retail–0.40%
†Ctrip.com International ADR	46,900	$2,068,290
†Wayfair Class A	16,030	1,286,728

		3,355,018

Internet Software & Services–2.36%
†CoStar Group	16,100	4,780,895
†=pDropbox Class A	27,601	323,208
†=pDropbox Class B	7,607	89,078
†InterActiveCorp	19,900	2,433,372
†Match Group	80,100	2,507,931
MercadoLibre	6,100	1,919,426
†Shopify Class A	8,700	878,700
†VeriSign	44,100	5,046,804
†Zillow Group	40,000	1,629,600

		19,609,014

IT Services–7.93%
Alliance Data Systems	13,800	3,498,024
†Black Knight	98,655	4,355,618
Booz Allen Hamilton Holding	109,400	4,171,422
†CoreLogic	67,600	3,123,796
CSRA	98,600	2,950,112
†EPAM Systems	15,800	1,697,394
Fidelity National Information Services .	73,737	6,937,914
†Fiserv	56,300	7,382,619
†FleetCor Technologies	23,200	4,464,376
†Gartner	26,800	3,300,420
Genpact	47,000	1,491,780
Global Payments	57,000	5,713,680
Leidos Holdings	48,300	3,118,731
Paychex	29,000	1,974,320
Sabre	124,300	2,548,150
†Vantiv Class A	93,800	6,898,990
†WEX	16,000	2,259,680

		65,887,026

Leisure Products–0.12%
Polaris Industries	7,800	967,122

		967,122

Life Sciences Tools & Services–1.95%
Agilent Technologies	45,300	3,033,741
Bruker	51,800	1,777,776
†Illumina	23,400	5,112,666
†IQVIA Holdings	24,000	2,349,600
†Mettler-Toledo International	6,400	3,964,928

		16,238,711

Machinery–3.57%
†Colfax	33,200	1,315,384
Donaldson	37,000	1,811,150
Flowserve	25,900	1,091,167
Fortive	47,300	3,422,155

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–6

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Machinery (continued)
Graco	63,900	$2,889,558
IDEX	19,325	2,550,320
†Middleby	19,100	2,577,545
Nordson	10,800	1,581,120
PACCAR	23,500	1,670,380
Snap-on	17,700	3,085,110
Toro.	31,400	2,048,222
†WABCO Holdings	10,100	1,449,350
Wabtec	28,600	2,328,898
Xylem	26,500	1,807,300

		29,627,659

Marine–0.09%
†Kirby	11,200	748,160

		748,160

Media–0.47%
†Altice USA Class A	25,064	532,109
Interpublic Group	56,400	1,137,024
Omnicom Group	31,100	2,265,013

		3,934,146

Metals & Mining–0.26%
Carpenter Technology	16,800	856,632
Wheaton Precious Metals (New York Shares)	59,900	1,325,587

		2,182,219

Multiline Retail–1.53%
Dollar General	74,700	6,947,847
†Dollar Tree	54,100	5,805,471

		12,753,318

Multi-Utilities–0.20%
NiSource.	64,000	1,642,880

		1,642,880

Oil, Gas & Consumable Fuels–1.62%
Andeavor	15,100	1,726,534
Cabot Oil & Gas	61,300	1,753,180
†Centennial Resource Development Class A	86,100	1,704,780
Cimarex Energy	8,300	1,012,683
†Concho Resources	10,700	1,607,354
†Diamondback Energy	12,700	1,603,375
†Jagged Peak Energy	70,000	1,104,600
†RSP Permian	33,900	1,379,052
†=pVenture Global LNG Series C	425	1,602,675

		13,494,233

Pharmaceuticals–1.13%
†Catalent	39,962	1,641,639
†Jazz Pharmaceuticals	10,800	1,454,220

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Pharmaceuticals (continued)
Zoetis	87,000	$6,267,480

		9,363,339

Professional Services–2.84%
Equifax	36,800	4,339,456
†IHS Markit	70,725	3,193,234
ManpowerGroup	15,000	1,891,650
Nielsen Holdings	88,000	3,203,200
Robert Half International	30,300	1,682,862
†TransUnion	70,500	3,874,680
†Verisk Analytics Class A	50,600	4,857,600
†=pWeWork Companies Class A	11,793	540,709

		23,583,391

Real Estate Management & Development–0.25%
Jones Lang LaSalle	13,900	2,070,127

		2,070,127

Road & Rail–1.29%
†Genesee & Wyoming	22,000	1,732,060
JB Hunt Transport Services	18,900	2,173,122
Kansas City Southern	16,300	1,715,086
Landstar System	10,300	1,072,230
Old Dominion Freight Line	17,800	2,341,590
Schneider National Class B	59,994	1,713,429

		10,747,517

Semiconductors & Semiconductor Equipment–4.35%
Entegris	78,700	2,396,415
†Integrated Device Technology	45,600	1,355,688
KLA-Tencor	48,500	5,095,895
Marvell Technology Group	224,111	4,811,663
Microchip Technology	88,200	7,751,016
†Microsemi	86,900	4,488,385
Skyworks Solutions	61,600	5,848,920
Xilinx	65,200	4,395,784

		36,143,766

Software–9.11%
†ANSYS	8,600	1,269,274
†Atlassian	117,331	5,340,907
†Autodesk	40,600	4,256,098
†Cadence Design Systems	61,800	2,584,476
CDK Global	61,000	4,348,080
†Electronic Arts	33,800	3,551,028
†Ellie Mae	15,700	1,403,580
†Fortinet	37,000	1,616,530
†Guidewire Software	49,900	3,705,574
Intuit	11,500	1,814,470
†Proofpoint	24,200	2,149,202
†Red Hat	46,800	5,620,680
†ServiceNow	50,400	6,571,656
†Splunk	42,400	3,512,416

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–7

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Software (continued)
SS&C Technologies Holdings	91,600	$3,707,968
Symantec	182,300	5,115,338
†Synopsys	38,000	3,239,120
†Tableau Software Class A	49,127	3,399,588
†Tyler Technologies	14,700	2,602,635
†Ultimate Software Group	16,400	3,578,972
†Workday Class A	46,405	4,721,245
†Zendesk	25,100	849,384
†Zynga Class A	184,500	738,000

		75,696,221

Specialty Retail–4.97%
†AutoZone	6,300	4,481,631
†Burlington Stores	42,000	5,167,260
†CarMax	52,000	3,334,760
†Five Below	21,900	1,452,408
L Brands	28,000	1,686,160
†Michaels	50,500	1,221,595
†O’Reilly Automotive	21,000	5,051,340
Ross Stores	100,700	8,081,175
Signet Jewelers	19,100	1,080,105
Tiffany & Co	27,698	2,879,207
Tractor Supply	27,700	2,070,575
†Ulta Beauty	16,000	3,578,560
Williams-Sonoma	22,600	1,168,420

		41,253,196

Textiles, Apparel & Luxury Goods–1.16%
Carter’s	12,200	1,433,378
†Lululemon Athletica	30,900	2,428,431
PVH.	13,000	1,783,730
Tapestry	90,900	4,020,507

		9,666,046

Number of Shares		Value (U.S. $)

COMMON STOCK (continued)
Trading Companies & Distributors–0.64%
Fastenal	16,700	$913,323
†HD Supply Holdings	68,500	2,742,055
Watsco	9,900	1,683,396

		5,338,774

Total Common Stock (Cost $523,101,655)		822,834,246

CONVERTIBLE PREFERRED STOCK–0.94%
†=pAirbnb Series D	18,795	2,199,955
†=pAirbnb Series E	2,425	283,846
†=pDropbox Series A	9,449	110,648
†=pDropbox Series A-1	46,402	543,367
†=pFlipkart Limited Series G	4,628	547,832
†=pTanium Series G	234,645	1,095,792
†=pWeWork Companies Series D1	27,915	1,279,903
†=pWeWork Companies Series D2	21,933	1,005,628
†=pWeWork Companies Series E	16,055	736,122

Total Convertible Preferred Stock (Cost $4,573,525)		7,803,093

MONEY MARKET FUND–0.11%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 1.15%)	950,117	950,117

Total Money Market Fund (Cost $950,117)		950,117

TOTAL VALUE OF SECURITIES–100.11% (Cost $528,625,297)	831,587,456
«LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.11%)	(951,539)

NET ASSETS APPLICABLE TO 32,250,355 SHARES OUTSTANDING–100.00%	$830,635,917

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–8

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Statement of Net Assets (continued)

NET ASSET VALUE PER SHARE–LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH FUND STANDARD CLASS ($639,332,741 / 24,619,047 Shares)	$25.969

NET ASSET VALUE PER SHARE–LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH FUND SERVICE CLASS ($191,303,176 / 7,631,308 Shares)	$25.068

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2017:
Shares of beneficial interest (unlimited authorization–no par)	$476,484,796
Accumulated net realized gain on investments	51,188,962
Net unrealized appreciation of investments	302,962,159

TOTAL NET ASSETS	$830,635,917

†	Non-income producing.

«

Includes $185,080 payable for securities purchased, $544,016 due to manager and affiliates, $42,111 other accrued expenses payable and $1,080,133 payable for fund shares redeemed as of December 31, 2017.

=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to Financial Statements.”

p

Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At December 31, 2017, the aggregate value of restricted securities was $10,358,763, which represented 1.25% of the Fund’s net assets. The Fund has various registration rights (exercisable under a variety of circumstances) with respect to these securities.

Investment	Date of Acquisition	Cost	Value
Airbnb Series D	4/16/14	$765,201	$2,199,955
Airbnb Series E	7/14/15	225,754	283,846
Dropbox Class A	11/7/14	527,212	323,208
Dropbox Class B	5/1/12	68,836	89,078
Dropbox Series A	5/1/12	85,505	110,648
Dropbox Series A-1	5/1/12	419,896	543,367
Flipkart Limited Series G	12/17/14	554,249	547,832
Tanium Series G	8/26/15	1,164,848	1,095,792
Venture Global LNG	10/16/17	1,602,675	1,602,675
WeWork Companies Class A	12/9/14	34,085	93,855
WeWork Companies Class A	5/26/15	122,453	396,190
WeWork Companies Class A	5/26/15	15,659	50,664
WeWork Companies Series D-1	12/9/14	464,818	1,279,903
WeWork Companies Series D-2	12/9/14	365,211	1,005,628
WeWork Companies Series E	6/23/15	528,043	736,122

Total		$6,944,445	$10,358,763

Summary of Abbreviations:

ADR–American Depositary Receipt

IT–Information Technology

See accompanying notes, which are an integral part of the financial statements.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–9

LVIP T. Rowe Price Structured Mid-Cap Growth Fund Statement of Operations

Year Ended December 31, 2017

INVESTMENT INCOME:
Dividends	$6,809,483
Foreign tax withheld	(16,782)

6,792,701

EXPENSES:
Management fees	5,195,279
Distribution fees-Service Class	407,426
Accounting and administration expenses	183,135
Shareholder servicing fees	151,107
Reports and statements to shareholders	76,340
Professional fees	47,706
Trustees’ fees and expenses	20,583
Custodian fees	9,379
Consulting fees	4,331
Pricing fees	4,186
Other	7,959

6,107,431
Less:
Management fees waived	(9,754)
Expenses paid indirectly	(173)

Total operating expenses	6,097,504

NET INVESTMENT INCOME	695,197

NET REALIZED AND UNREALIZED GAIN:
Net realized gain on investments	57,439,091
Net change in unrealized appreciation (depreciation) of investments	106,942,737

NET REALIZED AND UNREALIZED GAIN	164,381,828

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$165,077,025

See accompanying notes, which are an integral part of the financial statements.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund Statements of Changes in Net Assets

	Year Ended
	12/31/17	12/31/16
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$695,197	$1,167,492
Net realized gain	57,439,091	21,530,005
Net change in unrealized appreciation (depreciation)	106,942,737	26,259,137

Net increase in net assets resulting from operations	165,077,025	48,956,634

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(1,193,521)	(1,562,688)
Service Class	—	(74,373)
Net realized gain:
Standard Class	(18,504,511)	(26,597,208)
Service Class	(5,472,096)	(6,951,883)

	(25,170,128)	(35,186,152)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	47,313,149	59,573,856
Service Class	44,966,824	23,441,194
Reinvestment of dividends and distributions:
Standard Class	19,698,032	28,159,896
Service Class	5,472,096	7,026,256

	117,450,101	118,201,202

Cost of shares redeemed:
Standard Class	(74,157,369)	(82,483,261)
Service Class	(27,638,121)	(29,592,710)

	(101,795,490)	(112,075,971)

Increase in net assets derived from capital share transactions	15,654,611	6,125,231

NET INCREASE IN NET ASSETS	155,561,508	19,895,713
NET ASSETS:
Beginning of year	675,074,409	655,178,696

End of year	$830,635,917	$675,074,409

Distributions in excess of net investment income	$—	$—

See accompanying notes, which are an integral part of the financial statements.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–10

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class Year Ended
	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Net asset value, beginning of period	$21.510	$21.097	$22.079	$20.943	$15.688

Income (loss) from investment operations:
Net investment income (loss)[1]	0.035	0.048	0.025	0.032	(0.003)
Net realized and unrealized gain	5.236	1.526	0.420	2.346	5.453

Total from investment operations	5.271	1.574	0.445	2.378	5.450

Less dividends and distributions from:
Net investment income	(0.049)	(0.062)	(0.028)	(0.052)	—
Net realized gain	(0.763)	(1.099)	(1.399)	(1.190)	(0.195)

Total dividends and distributions	(0.812)	(1.161)	(1.427)	(1.242)	(0.195)

Net asset value, end of period	$25.969	$21.510	$21.097	$22.079	$20.943

Total return[2]	24.74%	7.56%	2.10%	11.59%	34.80%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$639,333	$536,444	$519,709	$430,439	$381,529
Ratio of expenses to average net assets	0.76%	0.75%	0.75%	0.76%	0.79%
Ratio of net investment income (loss) to average net assets	0.15%	0.23%	0.11%	0.15%	(0.02% )
Portfolio turnover	28%	26%	26%	34%	30%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–11

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP T. Rowe Price Structured Mid-Cap Growth Fund Service Class Year Ended
	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Net asset value, beginning of period	$20.799	$20.440	$21.461	$20.394	$15.319

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.024)	(0.004)	(0.030)	(0.021)	(0.048)
Net realized and unrealized gain	5.056	1.473	0.408	2.278	5.318

Total from investment operations	5.032	1.469	0.378	2.257	5.270

Less dividends and distributions from:
Net investment income	—	(0.011)	—	—	—
Net realized gain	(0.763)	(1.099)	(1.399)	(1.190)	(0.195)

Total dividend and distributions	(0.763)	(1.110)	(1.399)	(1.190)	(0.195)

Net asset value, end of period	$25.068	$20.799	$20.440	$21.461	$20.394

Total return[2]	24.44%	7.29%	1.85%	11.30%	34.46%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$191,303	$138,630	$135,470	$112,165	$103,229
Ratio of expenses to average net assets	1.01%	1.00%	1.00%	1.01%	1.04%
Ratio of net investment loss to average net assets	(0.10% )	(0.02% )	(0.14% )	(0.10% )	(0.27% )
Portfolio turnover	28%	26%	26%	34%	30%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–12

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Notes to Financial Statements

December 31, 2017

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 92 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP T. Rowe Price Structured Mid-Cap Growth Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to maximize the value of your shares (capital appreciation).

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sale price on the valuation date. Open-end investment companies are valued at their published net asset value (“NAV”). Investments in government money market funds have a stable NAV. Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”). Restricted securities are valued at fair value using methods approved by the Board.

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended December 31, 2017 and for all open tax years (years ended December 31, 2014–December 31, 2016), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2017, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates. Withholding taxes on foreign dividends are recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned. Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–13

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Commission rebates are included in “Net realized gain on investments” on the Statement of Operations and totaled $1,471 for the year ended December 31, 2017. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this arrangement is included in “Custodian fees” on the Statement of Operations with the corresponding expense offset shown as “Expenses paid indirectly.”

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.75% of the first $200 million of the average daily net assets of the Fund; 0.70% of the next $200 million; and 0.65% of the average daily net assets of the Fund in excess of $400 million. The fee is calculated daily and paid monthly. LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.05% of the Fund’s average daily net assets in excess of $750 million. This agreement will continue through at least April 30, 2018, and cannot be terminated before that date without the mutual agreement of the Trust’s Board and LIAC.

T. Rowe Price (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administrative expenses” on the Statement of Operations. For the year ended December 31, 2017, costs for these administrative and legal services were as follows:

Administrative	$42,196
Legal	7,312

Lincoln Life also provides certain contract holder and additional corporate services to the Fund. Effective May 1, 2017, the Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund’s average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $63,278 for the year ended December 31, 2017.

The Fund currently offers two classes of shares; the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.

At December 31, 2017, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$483,229
Distribution fees payable to LFD	40,364
Shareholder servicing fees payable to Lincoln Life	20,423

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–14

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Notes to Financial Statements (continued)

3. Investments

For the year ended December 31, 2017, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$212,251,108
Sales	220,322,942

At December 31, 2017, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Fund were as follows:

Cost of investments	$529,089,785

Aggregate unrealized appreciation of investments	$311,877,770
Aggregate unrealized depreciation of investments	(9,380,099)

Net unrealized appreciation of investments	$302,497,671

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–15

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Notes to Financial Statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2017:

	Level 1	Level 3	Total
Investments:

Assets:
Common Stock
Aerospace & Defense	$11,430,670	$—	$11,430,670
Air Freight & Logistics	3,722,327	—	3,722,327
Airlines	12,687,456	—	12,687,456
Auto Components	4,423,062	—	4,423,062
Automobiles	1,643,891	—	1,643,891
Banks	20,829,600	—	20,829,600
Beverages	8,537,544	—	8,537,544
Biotechnology	37,615,820	—	37,615,820
Building Products	11,273,709	—	11,273,709
Capital Markets	30,139,174	—	30,139,174
Chemicals	23,587,369	—	23,587,369
Commercial Services & Supplies	19,718,451	—	19,718,451
Communications Equipment	11,536,973	—	11,536,973
Construction & Engineering	1,542,405	—	1,542,405
Construction Materials	9,567,184	—	9,567,184
Consumer Finance	1,792,236	—	1,792,236
Containers & Packaging	8,250,130	—	8,250,130
Diversified Consumer Services	4,572,144	—	4,572,144
Diversified Telecommunication Services	1,961,440	—	1,961,440
Electrical Equipment	15,469,892	—	15,469,892
Electronic Equipment, Instruments & Components.	18,995,462	—	18,995,462
Energy Equipment & Services	758,926	—	758,926
Equity Real Estate Investment Trusts	20,146,633	—	20,146,633
Food & Staples Retailing	3,781,382	—	3,781,382
Food Products	24,268,973	—	24,268,973
Gas Utilities	3,059,230	—	3,059,230
Health Care Equipment & Supplies	26,688,929	—	26,688,929
Health Care Providers & Services	19,981,502	—	19,981,502
Health Care Technology	6,451,464	—	6,451,464
Hotels, Restaurants & Leisure	30,502,521	—	30,502,521
Household Durables	13,442,090	—	13,442,090
Household Products	11,289,874	—	11,289,874
Industrial Conglomerates	3,677,800	—	3,677,800
Insurance	15,186,100	—	15,186,100
Internet & Direct Marketing Retail	3,355,018	—	3,355,018
Internet Software & Services	19,196,728	412,286	19,609,014
IT Services	65,887,026	—	65,887,026
Leisure Products	967,122	—	967,122
Life Sciences Tools & Services	16,238,711	—	16,238,711
Machinery	29,627,659	—	29,627,659
Marine	748,160	—	748,160
Media	3,934,146	—	3,934,146
Metals & Mining	2,182,219	—	2,182,219
Multiline Retail	12,753,318	—	12,753,318
Multi-Utilities	1,642,880	—	1,642,880
Oil, Gas & Consumable Fuels	11,891,558	1,602,675	13,494,233
Pharmaceuticals	9,363,339	—	9,363,339
Professional Services	23,042,682	540,709	23,583,391
Real Estate Management & Development	2,070,127	—	2,070,127
Road & Rail	10,747,517	—	10,747,517
Semiconductors & Semiconductor Equipment	36,143,766	—	36,143,766

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–16

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Notes to Financial Statements (continued)

3. Investments (continued)

	Level 1	Level 3	Total
Investments:

Assets:
Software	$75,696,221	$—	$75,696,221
Specialty Retail	41,253,196	—	41,253,196
Textiles, Apparel & Luxury Goods	9,666,046	—	9,666,046
Trading Companies & Distributors	5,338,774	—	5,338,774
Convertible Preferred Stock	—	7,803,093	7,803,093
Money Market Fund	950,117	—	950,117

Total Investments	$821,228,693	$10,358,763	$831,587,456

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Convertible Preferred Stock	Common Stock	Total
Balance as of 12/31/16	$6,016,436	$1,408,553	$7,424,989
Purchases	—	1,602,675	1,602,675
Sales	(107,904)	(118,087)	(225,991)
Conversion of security types	515,026	(515,026)	—
Net change in unrealized appreciation (depreciation)	1,379,535	177,555	1,557,090

Balance as of 12/31/17	$7,803,093	$2,555,670	$10,358,763

Net change in unrealized appreciation (depreciation) from Level 3 investments still held as of 12/31/17	$1,379,535	$177,555	$1,557,090

Sensitivity Analysis:

Valuation: U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund fair values its financial instruments at fair value using independent pricing sources under the policies approved by the Board. The Pricing Committee is the committee formed by the advisor to develop pricing policies and procedures and to provide oversight of the pricing function for the Fund.

When market quotations are not readily available for one or more portfolio securities, the Fund’s NAV shall be calculated by using the “fair value” of the securities as determined by the Pricing Committee. Such “fair value” is the amount that a Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each determination should be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the size of the holding, (iii) the initial cost of the security, (iv) the existence of any contractual restrictions of the security’s disposition, (v) the price and extent of public trading in similar securities of the issuer or of comparable companies, (vi) quotations or evaluated prices from broker-dealers and/or pricing services, (vii) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), (viii) an analysis of the company’s financial statements, and (ix) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Pricing Committee, or its delegate, employs various methods for calibrating these valuation approaches, including due diligence of the Fund’s pricing vendors and periodic back-testing of the prices that are fair valued under these procedures and reviews of any market related activity. The pricing of all securities fair valued by the Pricing Committee is subsequently reported to and approved by the Board on a quarterly basis.

We did not present a table including the quantitative information about significant unobservable inputs used in Level 3 fair value measurements as all unobservable Level 3 measurements were provided by third parties without adjustments as of December 31, 2017.

During the year ended December 31, 2017, there were no material transfers between Level 1 investments, Level 2 investments or Level 3 investments. This does not include transfers between Level 1 investments and Level 2 investments that resulted from the Fund’s use of international fair value pricing during the period. In accordance with the fair value procedures described in Note 1, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–17

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Notes to Financial Statements (continued)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2017 and 2016 was as follows:

	Year Ended
	12/31/17	12/31/16
Ordinary Income	$6,711,702	$3,589,438
Long-term capital gains	18,458,426	31,596,714

Total	$25,170,128	$35,186,152

5. Components of Net Assets on a Tax Basis

As of December 31, 2017, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$476,484,796
Undistributed ordinary income	437,119
Undistributed long-term capital gains	51,216,331
Net unrealized appreciation	302,497,671

Net assets	$830,635,917

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales and partnership income.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to re-designation of dividends and distributions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2017, the Fund recorded the following reclassifications:

Distributions in Excess of Net Investment Income	Accumulated Net Realized Gain
$498,324	$(498,324)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/17	12/31/16
Shares sold:
Standard Class	1,966,449	2,860,725
Service Class	1,927,108	1,159,479
Shares reinvested:
Standard Class	801,762	1,325,906
Service Class	231,374	343,132

	4,926,693	5,689,242

Shares redeemed:
Standard Class	(3,088,854)	(3,881,151)
Service Class	(1,192,304)	(1,465,070)

	(4,281,158)	(5,346,221)

Net increase	645,535	343,021

7. Market Risk

The Fund invests a significant portion of its assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2017. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–18

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Notes to Financial Statements (continued)

7. Market Risk (continued)

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities. Restricted securities are valued pursuant to the security valuation procedure noted in Note 1. Restricted securities have been identified on the Statement of Net Assets.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

9. Recent Regulatory Reporting Updates

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amended Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. As of August 1, 2017, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–19

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of LVIP T. Rowe Price Structured Mid-Cap Growth Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.

Philadelphia, Pennsylvania

February 22, 2018

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–20

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2017, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)	(B) Long-Term Capital Gains Distributions (Tax Basis)	Total Distributions (Tax Basis)
26.67%	73.33%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 22-23 and September 11-12, 2017, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various sub-advisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“LincolnLife”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the sub-advisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the sub-advisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information (including total return and standard deviation) provided by Morningstar for the standard class of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2017. The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Funds, and had delegated those duties to unaffiliated sub-advisers responsible for investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the sub-adviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the sub-advisers’ investment performance.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–21

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver for the Fund on assets over $750 million through April 30, 2018. The Board noted that the investment management fees were lower than the median investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and that LIAC had agreed to waive a portion of the management fee on assets over $750 million through April 30, 2018 and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and T. Rowe Price Associates, Inc. (“TRP”) on behalf of the Funds, the Board considered the nature, extent and quality of services provided by TRP under the subadvisory agreement. The Board reviewed the services provided by TRP, the backgrounds of the investment professionals servicing the Fund, and the reputation, resources and investment approach of TRP. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.

Performance. The Board reviewed the LVIP T. Rowe Price Structured Mid-Cap Growth Fund’s total return and standard deviation compared to the total return and standard deviation of a peer group of funds included in the Morningstar Mid-Cap Growth funds category and the Russell MidCap Growth TR USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and the benchmark index for the one, three, five and ten year periods. The Board concluded that the services provided by TRP were satisfactory.

Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule, which contains breakpoints, for the LVIP T. Rowe Price Structured Mid-Cap Growth Fund, compared against the fee rates charged to other sub-advised registered funds managed by TRP with similar investment strategies and noted that the Funds’ subadvisory fees were within range of the comparable sub-advised fee schedules reviewed. The Board considered that LIAC compensates TRP from its fees and that the subadvisory fee schedule for the Fund was negotiated between LIAC and TRP, an unaffiliated third party. The Board concluded that the subadvisory fees for the Fund were reasonable.

Profitability and Fallout Benefits. The Board considered that the subadvisory fee schedule was negotiated between LIAC and TRP, an unaffiliated third party, and that LIAC compensates TRP from its fees. The Board reviewed materials provided by TRP as to any additional benefits it receives and noted TRP has the ability to obtain research with soft dollars that can benefit TRP and its clients and other benefits to TRP in including the Fund’s assets in its assets under management.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.

The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.

The term Fund Complex includes the 92 series of Lincoln Variable Insurance Products Trust.

Interested Trustee

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	Formerly: Lincoln Advisors Trust

* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of both the Advisor and The Lincoln National Life Insurance Company, the parent company of the Trust’s Adviser.

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	92	Formerly: Lincoln Advisors Trust

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	Formerly: Lincoln Advisors Trust

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	Formerly: Lincoln Advisors Trust

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Formerly: Lincoln Advisors Trust

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Charles I. Plosser*** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Public Governor for the Financial Industry Regulatory Authority (FINRA); Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	92	Rochester Gas and Electric Corporation

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Associated Grocers of New England (Director Emeritus); Formerly: Lincoln Trust Advisors

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	Formerly: Lincoln Advisors Trust

Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	92	St. Vincent Health; Formerly: Lincoln Advisors Trust

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	92	Formerly: Lincoln Advisors Trust

Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012	92	Trustee of FundVantage Trust

** Steve A. Cobb, is the son-in-law of Kenneth G. Stella.

*** Charles I. Plosser was appointed Trustee effective January 1, 2018.

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.

Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.

Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Vice President, Secretary, and Chief Legal Officer	Since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President and Chief Compliance Officer, Lincoln National Corporation; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Deputy General Counsel, Janney Montgomery Scott LLC.

Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.

Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.

John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–25

LVIP U.S. Growth Allocation Managed Risk Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2017

LVIP U.S. Growth Allocation Managed Risk

Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP U.S. Growth Allocation Managed Risk Fund

2017 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation

Sub-advised by: Milliman Financial Risk Management LLC

The LVIP U.S. Growth Allocation Managed Risk Fund returned 15.22% (Standard Class shares with dividends reinvested) for the year ended December 31, 2017, while its benchmark, the U.S. Growth Blended Composite1, returned 15.55%; and its broad-based benchmark index, the Wilshire 5000 Total Market IndexSM2, returned 20.99%.

Because of expectations related to the pro-growth agenda espoused by newly-elected President Trump and U.S. Republicans, which included tax reform and less regulation, the U.S. equity markets began 2017 positively as a continuation of the momentum experienced after Trump’s election in November 2016. Furthermore, economies outside of the U.S. largely continued accommodative monetary policies and, in many cases, expansionary fiscal policies, that were also supportive to non-U.S. equity markets from the outset of the year. As the year progressed, the International Monetary Fund (the “IMF”) upwardly revised economic growth estimates for many non-U.S. economies, including the European Union, Japan and many emerging market countries, with U.S. economic growth being revised upward to a lesser extent. This synchronized global economic growth was the foundation for equity markets generating strong positive returns in 2017, along with non-U.S. equity markets outperforming U.S. equity markets for the first time since 2012 because many of those economies are in the early stages of an earnings recovery cycle. It is also notable that these returns were generated while encountering historically low volatility throughout the year.

As we expected, the Federal Reserve continued its path toward normalization of interest rates, with three 25-basis point interest rate increases during 2017 that brought the target Fed Funds rate to 1.25% - 1.50%. Despite these increases to short-term interest rates and a forecast of continued increases in 2018 and beyond, longer term interest rates stayed stubbornly low as the U.S. 10-year Treasury yield ended 2017 seven basis points lower than the end of 2016, and actually spent most of the year even lower. This dynamic, combined with credit spreads steadily tightening throughout 2017, allowed the major fixed income indexes to register positive returns.

For the full year, there was wide dispersion across investment style and size. Growth stocks outperformed value stocks across most asset classes. Additionally, large cap stocks outperformed small cap stocks, with emerging market equities being the notable exception where small cap stocks outperformed large cap stocks. The Information Technology sector was the leading performer, by a wide margin, in the U.S. equity markets, with Energy and Telecom being the notable laggards. An interesting dynamic that manifested itself seemed to be that one or two industries seemed to dominate positive returns within each sector. For example, refining led the energy sector by a wide margin, homebuilders and casinos led the consumer sector, etc.

Overall Fund results were affected by style factors, as growth out performed value during the year. Contributors to performance included the LVIP T. Rowe Price Growth Stock Fund, LVIP T. Rowe Price Structured Mid Cap Growth Fund and LVIP Baron Growth Opportunities Fund, which tend to have a growth bias. Contrarily, exposures to funds with a value bias detracted from results relative to the U.S. Growth Blended Composite index.

The fixed income allocations within the LVIP U.S. Growth Allocation Managed Risk Fund delivered varied returns in 2017. Security selection within the Fund’s U.S. investment grade allocation was largely positive, with additional positive contributions from modest high yield exposure. Conversely, allocations to underlying funds with government and mortgage exposure detracted from returns.

The volatility management overlay component of the LVIP U.S. Growth Allocation Managed Risk Fund did not have a meaningful impact on relative performance during 2017. During the past year, global equity markets experienced historically low levels of volatility which allowed for the Fund’s volatility management overlay to be less impactful to overall fund results given that volatility management strategies are designed to add value in the bear market portion of market cycles.

Portfolio Managers:
Lincoln Investment Advisors Corporation:	Maria Ma
Amrit Tewary
Jay Shearon
Milliman Financial Risk Management LLC:	Zachary Brown
Jeff Greco
Adam Schenck

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 5/1/15 through 12/31/17

This chart illustrates, hypothetically, that $10,000 was invested in LVIP U.S. Growth Allocation Managed Risk Fund shares on 5/1/15 (commencement of operations). As the chart shows, by 12/31/17, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,555 for the Standard Class shares and increased to $11,479 for the Service Class shares. For comparison, look at how the U.S. Growth Blended Composite and Wilshire 5000 Total Market IndexSM did over the same period. The same $10,000 investment would have increased to $12,595 and $13,516 respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP U.S. Growth Allocation Managed Risk Fund–1

LVIP U.S. Growth Allocation Managed Risk Fund

2017 Annual Report Commentary (unaudited) (continued)

Average annual total returns on investment	Ended 12/31/17

Standard Class Shares
One Year	+ 15.22%
Inception (5/1/15)	+ 5.57%

Service Class Shares
One Year	+ 14.94%
Inception (5/1/15)	+ 5.31%
1.

The U.S. Growth Blended Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation, the Fund’s adviser. The U.S. Growth Blended Composite is constructed as follows: 70% Wilshire 5000 Total Market IndexSM and 30% Bloomberg Barclays U.S. Aggregate Bond Index.

2.	The Wilshire 5000 Total Market IndexSM consists of nearly 5,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

LVIP U.S. Growth Allocation Managed Risk Fund–2

LVIP U.S. Growth Allocation Managed Risk Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2017 to December 31, 2017

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Annualized Expense Ratio	Expenses Paid During Period 1/1/17 to 12/31/17*
Actual
Standard Class Shares	$1,000.00	$1,070.90	0.29%	$1.51
Service Class Shares	1,000.00	1,069.60	0.54%	2.82
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.74	0.29%	$1.48
Service Class Shares	1,000.00	1,022.48	0.54%	2.75

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies (“Underlying Funds”). In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in the table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP U.S. Growth Allocation Managed Risk Fund–3

LVIP U.S. Growth Allocation Managed Risk Fund

Security Type/Sector Allocation (unaudited)

As of December 31, 2017

Security Type/Sector	Percentage of Net Assets

Affiliated Investments	89.39%

Investment Companies	89.39%

Equity Funds	62.64%
Fixed Income Funds	26.75%
Unaffiliated Investments	10.82%

Investment Companies	10.82%

Equity Funds	7.70%
Money Market Fund	3.12%
Total Value of Securities	100.21%

Liabilities Net of Receivables and Other Assets	(0.21%	)

Total Net Assets	100.00%

LVIP U.S. Growth Allocation Managed Risk Fund–4

LVIP U.S. Growth Allocation Managed Risk Fund

Schedule of Investments

December 31, 2017

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENTS–89.39%
INVESTMENT COMPANIES–89.39%
Equity Funds–62.64%
*Lincoln Variable Insurance Products Trust–
†LVIP Baron Growth Opportunities Fund	379,855	$19,131,395
LVIP MFS Value Fund	3,218,639	138,675,063
LVIP SSGA S&P 500 Index Fund	7,848,573	144,296,017
LVIP SSGA Small-Mid Cap 200 Fund	1,642,457	22,109,112
LVIP T. Rowe Price Growth Stock Fund	3,208,059	139,820,054
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	2,592,403	67,322,121
LVIP Wellington Mid-Cap Value Fund	2,407,762	67,104,322

		598,458,084

Fixed Income Funds–26.75%
*Lincoln Variable Insurance Products Trust–
LVIP Delaware Bond Fund	4,063,209	55,288,087
LVIP PIMCO Low Duration Bond Fund	3,398,399	34,011,178
LVIP SSGA Bond Index Fund	8,353,581	93,819,073
LVIP Western Asset Core Bond Fund	7,343,985	72,426,377

		255,544,715

Total Affiliated Investments (Cost $759,800,363)		854,002,799

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENTS–10.82%
INVESTMENT COMPANIES–10.82%
Equity Funds–7.70%
✢Franklin Templeton Variable Insurance Products Trust–
Franklin Rising Dividends VIP Fund	1,016,572	$29,694,063
**Invesco V.I. Diversified Dividend Fund	668,199	18,161,654
Oppenheimer Main Street Small Cap Fund VA Non-Service Shares	996,230	25,692,773

		73,548,490

Money Market Fund–3.12%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 1.15%)	29,821,753	29,821,753

		29,821,753

Total Unaffiliated Investments (Cost $93,620,975)		103,370,243

TOTAL VALUE OF SECURITIES–100.21% (Cost $853,421,338)	957,373,042
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.21%)	(1,970,386)

NET ASSETS APPLICABLE TO 87,180,190 SHARES OUTSTANDING–100.00%	$955,402,656

†	Non-income producing.

*	Standard Class shares.

**	Series I shares.

✢	Class 1 shares.

The following futures contracts were outstanding at December 31, 2017:1

Contracts to Buy (Sell)	Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Depreciation
Interest Rate Contracts:
249 U.S. Treasury 5 yr Notes	$28,924,852	$28,960,068	3/30/18	$(35,216)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

Summary of Abbreviations:

VA–Variable Annuity

V.I.–Variable Insurance

See accompanying notes, which are an integral part of the financial statements.

LVIP U.S. Growth Allocation Managed Risk Fund–5

LVIP U.S. Growth Allocation Managed Risk Fund

Statement of Assets and Liabilities

December 31, 2017

ASSETS:
Affiliated investments, at value	$854,002,799
Unaffiliated investments, at value	103,370,243
Cash collateral held at broker for futures contracts	155,625
Receivable for fund shares sold	110,455
Variation margin due from broker on futures contracts	23,344
Dividends receivable from investments	21,883

TOTAL ASSETS	957,684,349

LIABILITIES:
Payable for investments purchased	1,669,900
Due to manager and affiliates	421,890
Payable for fund shares redeemed	161,279
Other accrued expenses payable	28,624

TOTAL LIABILITIES	2,281,693

TOTAL NET ASSETS	$955,402,656

Affiliated investments, at cost	$759,800,363
Unaffiliated investments, at cost	93,620,975

Standard Class:
Net Assets	$6,015,280
Shares Outstanding	548,823
Net Asset Value Per Share	$10.960

Service Class:
Net Assets	$949,387,376
Shares Outstanding	86,631,367
Net Asset Value Per Share	$10.959

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2017:
Shares of beneficial interest (unlimited authorization–no par)	$859,291,118
Undistributed net investment income	208,916
Accumulated net realized loss on investments	(8,013,866)
Net unrealized appreciation of investments and derivatives	103,916,488

TOTAL NET ASSETS	$955,402,656

See accompanying notes, which are an integral part of the financial statements.

LVIP U.S. Growth Allocation Managed Risk Fund–6

LVIP U.S. Growth Allocation Managed Risk Fund

Statement of Operations

Year Ended December 31, 2017

INVESTMENT INCOME:
Dividends from affiliated investments	$11,458,482
Dividends from unaffiliated investments	1,043,809

12,502,291

EXPENSES:
Management fees	5,576,215
Distribution fees-Service Class	1,979,571
Shareholder servicing fees	165,606
Accounting and administration expenses	81,746
Professional fees	41,488
Reports and statements to shareholders	24,519
Trustees’ fees and expenses	21,201
Custodian fees	10,838
Consulting fees	6,589
Pricing fees	47
Other	2,976

7,910,796
Less:
Management fees waived	(3,584,710)
Expenses paid indirectly	(516)

Total operating expenses	4,325,570

NET INVESTMENT INCOME	8,176,721

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Distributions from affiliated investments	11,362,004
Distributions from unaffiliated investments	2,672,257
Sale of affiliated investments	139,387
Sale of unaffiliated investments	(15,006)
Futures contracts	(164)

Net realized gain	14,158,478

Net change in unrealized appreciation (depreciation) of:
Affiliated investments	81,973,271
Unaffiliated investments	5,306,205
Futures contracts	(35,216)

Net change in unrealized appreciation (depreciation)	87,244,260

NET REALIZED AND UNREALIZED GAIN	101,402,738

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$109,579,459

See accompanying notes, which are an integral part of the financial statements.

LVIP U.S. Growth Allocation Managed Risk Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/17	12/31/16
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$8,176,721	$5,612,296
Net realized gain (loss)	14,158,478	(5,479,642)
Net change in unrealized appreciation (depreciation)	87,244,260	22,559,862

Net increase in net assets resulting from operations	109,579,459	22,692,516

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(95,281)	(48,949)
Service Class	(12,834,137)	(6,432,843)
Net realized gain:
Standard Class	(62,698)	—
Service Class	(9,929,841)	—

	(22,921,957)	(6,481,792)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	2,334,863	3,675,418
Service Class	298,942,395	395,284,910
Reinvestment of dividends and distributions:
Standard Class	157,979	48,949
Service Class	22,763,978	6,432,843

	324,199,215	405,442,120

Cost of shares redeemed:
Standard Class	(748,717)	(313,285)
Service Class	(82,531,317)	(49,041,530)

	(83,280,034)	(49,354,815)

Increase in net assets derived from capital share transactions	240,919,181	356,087,305

NET INCREASE IN NET ASSETS	327,576,683	372,298,029
NET ASSETS:
Beginning of year	627,825,973	255,527,944

End of year	$955,402,656	$627,825,973

Undistributed net investment income	$208,916	$32,037

See accompanying notes, which are an integral part of the financial statements.

LVIP U.S. Growth Allocation Managed Risk Fund–7

LVIP U.S. Growth Allocation Managed Risk Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP U.S. Growth Allocation Managed Risk Fund Standard Class

	Year Ended		5/1/15[2] to
	12/31/17	12/31/16[1]	12/31/15
Net asset value, beginning of period	$9.769	$9.507	$10.000

Income (loss) from investment operations:
Net investment income[3]	0.135	0.145	0.236
Net realized and unrealized gain (loss)	1.352	0.243	(0.600)

Total from investment operations	1.487	0.388	(0.364)

Less dividends and distributions from:
Net investment income	(0.178)	(0.126)	(0.113)
Net realized gain	(0.118)	—	(0.016)

Total dividends and distributions	(0.296)	(0.126)	(0.129)

Net asset value, end of period	$10.960	$9.769	$9.507

Total return[4]	15.22%	4.08%	(3.64% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$6,015	$3,775	$298
Ratio of expenses to average net assets[5]	0.29%	0.28%	0.31%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.74%	0.73%	0.77%
Ratio of net investment income to average net assets	1.27%	1.50%	3.61%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.82%	1.05%	3.15%
Portfolio turnover	14%	15%	9%

[1]	Effective May 1, 2016, Milliman Financial Risk Management LLC is responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.

[2]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[3]	The average shares outstanding method has been applied for per share information.

[4]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP U.S. Growth Allocation Managed Risk Fund–8

LVIP U.S. Growth Allocation Managed Risk Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP U.S. Growth Allocation Managed Risk Fund Service Class
			5/1/15[2]
	Year Ended		to
	12/31/17	12/31/16[1]	12/31/15
Net asset value, beginning of period	$9.769	$9.508	$10.000

Income (loss) from investment operations:
Net investment income[3]	0.108	0.120	0.219
Net realized and unrealized gain (loss)	1.352	0.243	(0.599)

Total from investment operations	1.460	0.363	(0.380)

Less dividends and distributions from:
Net investment income	(0.152)	(0.102)	(0.096)
Net realized gain	(0.118)	—	(0.016)

Total dividends and distributions	(0.270)	(0.102)	(0.112)

Net asset value, end of period	$10.959	$9.769	$9.508

Total return[4]	14.94%	3.82%	(3.80% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$949,388	$624,051	$255,230
Ratio of expenses to average net assets[5]	0.54%	0.53%	0.56%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.99%	0.98%	1.02%
Ratio of net investment income to average net assets	1.02%	1.25%	3.36%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.57%	0.80%	2.90%
Portfolio turnover	14%	15%	9%

[1]	Effective May 1, 2016, Milliman Financial Risk Management LLC is responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.

[2]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[3]	The average shares outstanding method has been applied for per share information.

[4]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP U.S. Growth Allocation Managed Risk Fund–9

LVIP U.S. Growth Allocation Managed Risk Fund

Notes to Financial Statements

December 31, 2017

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 92 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP U.S. Growth Allocation Managed Risk Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund operates under a fund of funds structure and invests substantially all of its assets in open-end investment companies that are advised by Lincoln Investment Advisors Corporation (“LIAC”) or other unaffiliated managers (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. A significant portion of the Underlying Funds employ a passive investment style (i.e. index funds). In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments, and employs an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Financial statements for the Underlying Funds can be found at www.sec.gov.

The Fund’s investment objective is to seek a balance between a high level of current income and growth of capital, with an emphasis on growth of capital.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–The Fund values Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. Investments in government money market funds have a stable NAV. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information. Futures contracts are valued at the daily quoted settlement prices.

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended December 31, 2017 and for the open tax years (years ended December 31, 2015-December 31, 2016), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2017, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund receives earning credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this arrangement is included in “Custodian fees” on the Statement of Operations with the corresponding expense offset shown as “Expenses paid indirectly.”

LVIP U.S. Growth Allocation Managed Risk Fund–10

LVIP U.S. Growth Allocation Managed Risk Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates

LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.70% of the average daily net assets of the Fund. The fee is calculated daily and paid monthly. The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC). LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.45% of the average daily net asset of the Fund. This agreement will continue through at least April 30, 2018 and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.

Milliman Financial Risk Management LLC (the “Sub-Adviser”) is responsible for managing the Fund’s managed risk strategy. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2017, costs for these administrative and legal services were as follows:

Administrative	$43,820
Legal	7,466

Lincoln Life also provides certain contract holder and additional corporate services to the Fund. Effective May 1, 2017, the Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund’s average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $14,412 for the year ended December 31, 2017.

The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.

In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.

At December 31, 2017, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$199,979
Distribution fees payable to LFD	198,713
Shareholder servicing fees payable to Lincoln Life	23,198

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

LVIP U.S. Growth Allocation Managed Risk Fund–11

LVIP U.S. Growth Allocation Managed Risk Fund

Notes to Financial Statements (Continued)

2. Management Fees and Other Transactions With Affiliates (continued)

Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers’ outstanding securities (non-LVIP Funds). Affiliated investments of the Fund and the corresponding investment activity for the year ended December 31, 2017, were as follows:

	Value 12/31/16	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/17	Dividends	Capital Gain Distributions
LVIP Baron Growth Opportunities Fund	$5,941,467	$12,301,441	$1,007,337	$(5,092)	$1,900,916	$19,131,395	$—	$657,081
LVIP Delaware Bond Fund	53,423,191	1,566,532	450,158	(31,638)	780,160	55,288,087	1,566,532	—
LVIP MFS Value Fund	90,484,737	45,569,986	11,791,440	165,134	14,246,646	138,675,063	2,272,104	2,256,025
LVIP PIMCO Low Duration Bond Fund	—	34,701,062	290,436	(386)	(399,062)	34,011,178	455,546	—
LVIP SSGA Bond Index Fund	90,820,850	38,223,000	36,247,555	(531,571)	1,554,349	93,819,073	2,294,319	—
LVIP SSGA S&P 500 Index Fund	84,779,041	46,248,533	5,659,379	29,874	18,897,948	144,296,017	2,510,853	1,391,353
LVIP SSGA Small-Mid Cap 200 Fund	6,070,808	20,442,242	3,032,543	(31,044)	(1,340,351)	22,109,112	513,765	1,705,309
LVIP T. Rowe Price Growth Stock Fund	90,181,705	42,264,810	22,366,068	741,199	28,998,408	139,820,054	294,753	2,223,882
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	41,738,733	19,282,348	3,692,195	(2,564)	9,995,799	67,322,121	124,024	1,860,218
LVIP Wellington Mid-Cap Value Fund	47,372,792	20,129,099	6,326,878	(51,732)	5,981,041	67,104,322	256,270	1,268,136
LVIP Western Asset Core Bond Fund	37,432,017	45,974,708	12,194,972	(142,793)	1,357,417	72,426,377	1,170,316	—

Total	$548,245,341	$326,703,761	$103,058,961	$139,387	$81,973,271	$854,002,799	$11,458,482	$11,362,004

3. Investments

For the year ended December 31, 2017, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$347,185,797
Sales	109,836,744

At December 31, 2017, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:

Cost of investments and derivatives	$861,763,027

Aggregate unrealized appreciation of investments and derivatives	$102,021,381
Aggregate unrealized depreciation of investments and derivatives	(6,446,582)

Net unrealized appreciation of investments and derivatives	$95,574,799

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1– inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

LVIP U.S. Growth Allocation Managed Risk Fund–12

LVIP U.S. Growth Allocation Managed Risk Fund

Notes to Financial Statements (continued)

3. Investments (continued)

Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2017:

Level 1
Investments:
Assets:

Affiliated Investments	$854,002,799
Unaffiliated Investments	103,370,243

Total Investments	$957,373,042

Liabilities:

Futures Contracts	$(35,216)

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2017, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the year ended December 31, 2017 and 2016 was as follows:

	Year Ended
	12/31/17	12/31/16
Ordinary income	$13,221,708	$6,481,792
Long-term capital gains	9,700,249	—

Total	$22,921,957	$6,481,792

5. Components of Net Assets on a Tax Basis

As of December 31, 2017, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$859,291,118
Undistributed ordinary income	382,482
Undistributed long-term capital gains	154,257
Net unrealized appreciation	95,574,799

Net assets	$955,402,656

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales, straddle losses deferred and mark-to-market of futures contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of distributions received from Underlying Funds. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2017, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss on Investments
$4,929,576	$(4,929,576)

LVIP U.S. Growth Allocation Managed Risk Fund–13

LVIP U.S. Growth Allocation Managed Risk Fund

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended

	12/31/17	12/31/16
Shares sold:
Standard Class	220,761	382,304
Service Class	28,577,065	41,509,255
Shares reinvested:
Standard Class	14,376	4,999
Service Class	2,072,096	656,949

	30,884,298	42,553,507

Shares redeemed:
Standard Class	(72,696)	(32,317)
Service Class	(7,895,541)	(5,133,045)

	(7,968,237)	(5,165,362)

Net increase	22,916,061	37,388,145

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund’s investments; to facilitate investments in portfolio securities; and to reduce cost. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

During the year ended December 31, 2017, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.

Fair values of derivative instruments as of December 31, 2017 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Interest rate contracts)*	Variation margin due from broker on futures contracts	$—	Variation margin due from broker on futures contracts	$(35,216)

*Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were open through December 31, 2017. Only the current day’s variation margin is reported on the “Statement of Assets and Liabilities.”

LVIP U.S. Growth Allocation Managed Risk Fund–14

LVIP U.S. Growth Allocation Managed Risk Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2017 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change unrealized appreciation (depreciation) of futures contracts	$(164)	$(35,216)

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2017.

	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$2,536,463	$—

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

9. Recent Regulatory Reporting Updates

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amended Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. As of August 1, 2017, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP U.S. Growth Allocation Managed Risk Fund–15

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of LVIP U.S. Growth Allocation Managed Risk Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of LVIP U.S. Growth Allocation Managed Risk Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the each of the two years in the period then ended and the period from May 1, 2015 (commencement of operations) to December 31, 2015, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the two years in the period then ended and the period from May 1, 2015 (commencement of operations) to December 31, 2015, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.

Philadelphia, Pennsylvania

February 22, 2018

LVIP U.S. Growth Allocation Managed Risk Fund–16

LVIP U.S. Growth Allocation Managed Risk Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2017, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)	(B) Long-Term Capital Gain Distributions (Tax Basis)	Total Distributions (Tax Basis)

57.68%	42.32%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 22-23 and September 11-12, 2017, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with Milliman Financial Risk Management LLC (“Milliman”) (collectively, with the investment management agreement, the “Advisory Agreements” and each individually an “Advisory Agreement”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and Milliman, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and Milliman provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and Milliman provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding the structure of portfolio manager compensation, brokerage practices, risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement.

The Board considered that the Funds are managed with a risk management strategy using up to 20% of net assets (the “Risk-Management Sleeve”) and that at least 80% of each Fund’s net assets are invested by LIAC in underlying funds (the “Equity Sleeve”). The Board considered that the risk-management strategy was designed to stabilize overall portfolio volatility (that is, variance in the Fund’s investment returns) and reduce the downside exposure of the Fund during significant market downturns by selling (short) (i.e., hedging) positions in exchange-traded futures contracts. The Board considered that the Funds’ investments in exchange-traded futures and the resulting costs limit the upside participation of the Funds in strong, increasing markets relative to unhedged funds. The Board also considered that Milliman had been appointed sub-adviser to the Risk-Management Sleeve of the Funds effective May 1, 2016, and that in June 2016, the Risk-Management Sleeve’s strategy was changed. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information (including total return and standard deviation) provided by Morningstar for the standard class of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“performance peer group”) and a benchmark index for the one, three, and five year periods, as applicable, ended March 31, 2017.

LVIP U.S. Growth Allocation Managed Risk Fund–17

LVIP U.S. Growth Allocation Managed Risk Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

The Board considered an in-person presentation related to the performance of the Risk-Management Sleeve by representatives of Oliver Wyman, an independent management consulting firm (“Oliver Wyman”), that assessed the overall LVIP Managed Risk Fund returns compared to the aggregate returns of risk control funds from 11 variable annuity sponsors.

The Board considered that LIAC had delegated day-to-day portfolio management of the Risk-Management Sleeve to Milliman and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, and monitoring the implementation of the risk management overlay model. The Board also considered an in-person presentation by representatives of Milliman regarding the performance of the Funds sub-advised by Milliman as well as presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve. The Board also considered that in June 2016, the Risk-Management Sleeve’s strategy was changed to eliminate the buying of (long) positions in exchange-traded equity futures with the intention that the revised risk management overlay would improve risk/return performance for investors. The Board noted LIAC’s view that it expects the negative impact of the risk management overlay to dampen over a full market cycle. The Board concluded that LIAC had appropriately reviewed and monitored Milliman’s performance.

The Board reviewed the Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Moderate Allocation funds category and a custom index (U.S. Growth Blended Risk Control Composite). The Board noted that the Fund’s total return was below the return of the performance peer group median and the return of the benchmark index for the one year period. The Board considered that the Fund commenced operations in May 2015, which provided a limited period of time to evaluate investment performance. The Board also considered LIAC’s comment that underperformance was attributable to the Fund’s underweight position to value within equities as value outperformed growth during the one-year period. The Board concluded that the services provided by LIAC were satisfactory.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar expense peer group and category median. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2018. The Board noted that the investment management fee for the Fund was higher than the median management fee of the Morningstar expense peer group. The Board considered that the Fund’s net expense ratio (plus AFFE) was below the median net expense ratio (including AFFE) of the Morningstar expense peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Milliman on behalf of the each of the Funds, the Board considered the nature, extent and quality of services provided by Milliman under the subadvisory agreement. The Board reviewed the services provided by Milliman, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of Milliman. They also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.

Performance. The Board noted that in June 2016, the Risk-Management Sleeve’s strategy was changed to eliminate the buying of (long) positions in exchange-traded equity futures with the intention that the revised risk management overlay would improve risk/return performance for investors. The Board noted LIAC’s view that it expects the negative impact of the risk management overlay to dampen over a full market cycle. The Board also considered various in-person presentations related to the performance of the Risk-Management Sleeve by representatives of Milliman and Oliver Wyman. The Board concluded that the services provided by Milliman were satisfactory.

Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule, which contains breakpoints, as well as information from Milliman regarding fees charged to comparable sub-advised clients. The Board considered that LIAC compensates Milliman from its fees and that the subadvisory fee schedule was negotiated between LIAC and Milliman, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.

LVIP U.S. Growth Allocation Managed Risk Fund–18

LVIP U.S. Growth Allocation Managed Risk Fund

Other Fund Information (unaudited) (continued)

Approval of Subadvisory Agreement (continued)

Profitability and Fallout Benefits. The Board considered information regarding Milliman’s estimated profitability from providing subadvisory services to the Funds. The Board noted that the subadvisory fee schedule contains breakpoints and was negotiated between LIAC and Milliman, an unaffiliated third party, and that LIAC compensates Milliman from its fees. The Board reviewed materials provided by Milliman as to any additional benefits it receives and noted that Milliman indicated that its business in the aggregate derives non-pecuniary benefits from synergies related to conducting risk management programs for clients in large volume and that Milliman may receive intangible benefits from association with the Funds such as favorable publicity in relevant markets.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.

LVIP U.S. Growth Allocation Managed Risk Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.

The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.

The term Fund Complex includes the 92 series of Lincoln Variable Insurance Products Trust.

Interested Trustee

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	Formerly: Lincoln Advisors Trust

* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of both the Advisor and The Lincoln National Life Insurance Company, the parent company of the Trust’s Adviser.

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	92	Formerly: Lincoln Advisors Trust

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	Formerly: Lincoln Advisors Trust

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	Formerly: Lincoln Advisors Trust

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Formerly: Lincoln Advisors Trust

LVIP U.S. Growth Allocation Managed Risk Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Charles I. Plosser*** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Public Governor for the Financial Industry Regulatory Authority (FINRA); Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	92	Rochester Gas and Electric Corporation

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Associated Grocers of New England (Director Emeritus); Formerly: Lincoln Trust Advisors

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	Formerly: Lincoln Advisors Trust

Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	92	St. Vincent Health; Formerly: Lincoln Advisors Trust

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	92	Formerly: Lincoln Advisors Trust

Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012	92	Trustee of FundVantage Trust

** Steve A. Cobb, is the son-in-law of Kenneth G. Stella.

*** Charles I. Plosser was appointed Trustee effective January 1, 2018.

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.

Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.

LVIP U.S. Growth Allocation Managed Risk Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.

Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Vice President, Secretary, and Chief Legal Officer	Since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President and Chief Compliance Officer, Lincoln National Corporation; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Deputy General Counsel, Janney Montgomery Scott LLC.

Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.

Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.

John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

LVIP U.S. Growth Allocation Managed Risk Fund–22

LVIP Wellington Capital Growth Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2017

LVIP Wellington Capital Growth Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Wellington Capital Growth Fund

2017 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation

Subadvised by: Wellington Management Company LLP

The Fund returned 35.86% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2017, while its benchmark, the Russell 1000® Growth Index1, returned 30.21%.

US equities rose for the fourteenth consecutive month, as measured by the S&P 500 Index2, to finish the twelve month period ending December 31, 2017 up 21.8%. The stock market soared following Donald Trump’s victory on hopes of increased fiscal stimulus, reduced regulatory restrictions, and lower corporate taxes. The reflation trading theme dominated the narrative heading into 2017, leading to big equity inflows and the largest exodus from bonds since the “taper tantrum” in 2013. Despite many investors voicing concerns about stretched valuations, heightened US tensions with Russia and North Korea, and overly optimistic policy expectations, the market hit a series of record-highs during the year on the back of strong employment data and strong corporate earnings.

In a well-telegraphed move, the US Federal Reserve (Fed) hiked the policy interest rates three times during the period. In August, the Fed announced that its balance sheet normalization program would begin in October, reiterating that the process would be gradual and predictable. In November, Jerome Powell’s nomination as the chair of the Fed provided markets with reasonable assurance that current central bank policies would be maintained in the near term.

Tax reform was a key area of focus during the period, culminating with a $1.5 trillion tax reform bill signed into law by Donald Trump at the end of December. The legislation included the most sweeping changes to the tax code since 1986 and represented a major victory for Republicans.

Returns during the period varied by market-cap. Large-cap stocks, as measured by the S&P 500 Index outperformed mid-and small-cap stocks, as measured by the S&P MidCap 400 Index3 and Russell 2000 Index4.

Stock selection was the primary driver of outperformance during the period. Strong security selection in information technology and consumer staples overwhelmed weaker selection in health care and industrials. Sector allocation, a result of our bottom-up stock selection process, also contributed to relative performance during the period, particularly an overweight allocation to the information technology sector and an underweight to the consumer staples sector. The only sector allocation that detracted from performance was our overweight to industrials.

Top contributors to relative performance included Alibaba (information technology), ServiceNow (information technology), and PayPal (information technology). Alibaba, a Chinese e-commerce company, reported strong earnings on multiple occasions during the year. Online shopping still accounts for only 15% of Chinese retail sales, and Alibaba’s extensive information about people’s shopping and payment activities gives them a sustainable competitive advantage in a vast market. All three of these holdings remain in the portfolio as of the end of the period.

Top detractors from relative performance during the period included O’Reilly Automotive (consumer discretionary), Under Armour (consumer discretionary), and not holding benchmark constituent Boeing (industrials)

which outperformed during the year. O’Reilly Automotive, an auto parts distributor, enjoys deep distribution-based moats created by clients’ need for quick access to large inventories of parts. Despite concerns during the year, we believe this service-intensive seller is well insulated from the broader shift to e-commerce and we continue to hold a position. Under Armour, the sports apparel brand, faced a more competitive athletic apparel and footwear market than we anticipated and we eliminated the position during the period.

From a sector perspective, information technology and financials were our largest overweights, while health care, consumer discretionary, and materials were our largest underweights at the end of the period.

The Fund did not utilize derivatives during the period.

Portfolio Manager:

Wellington Management Company LLP: Andrew J. Shilling, CFA

Wellington Management Company LLP, is a SEC-registered investment adviser and an independent and unaffiliated sub-adviser to Lincoln Investment Advisors Corporation.

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 12/31/07 through 12/31/17

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Wellington Capital Growth Fund Standard Class shares on 12/31/07. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/17, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $22,884. For comparison, look at how the Russell 1000® Growth Index did over the same period. The same $10,000 investment would have increased to $25,930. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP Wellington Capital Growth Fund–1

LVIP Wellington Capital Growth Fund

2017 Annual Report Commentary (unaudited) (continued)

Average annual total returns on investment	Ended 12/31/17

Standard Class Shares
One Year	+	35.86%
Five Years	+	17.65%
Ten Years	+	8.63%

Service Class Shares
One Year	+	35.52%
Five Years	+	17.36%
Ten Years	+	8.36%

1.	The Russell 1000® Growth Index measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.

2.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.

3.	The S&P MidCap 400® Index is a broad based measurement of changes in stock market conditions based on average performance of 400 widely held common stocks.

4.	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index which represents approximately 8% of the market capitalization of the Russell 3000® Index.

LVIP Wellington Capital Growth Fund–2

LVIP Wellington Capital Growth Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2017 to December 31, 2017

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (LNY). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Annualized Expense Ratio	Expenses Paid During Period 7/1/17 to 12/31/17*

Actual
Standard Class Shares	$1,000.00	$1,147.50	0.75%	$4.06
Service Class Shares	1,000.00	1,146.00	1.00%	5.41

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.42	0.75%	$3.82
Service Class Shares	1,000.00	1,020.16	1.00%	5.09

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Wellington Capital Growth Fund–3

LVIP Wellington Capital Growth Fund

Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)

As of December 31, 2017

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Common Stock	99.89%
Aerospace & Defense	2.28%
Banks	0.77%
Beverages	4.27%
Biotechnology	1.00%
Building Products	0.81%
Capital Markets	4.27%
Chemicals	0.85%
Electrical Equipment	1.64%
Electronic Equipment, Instruments & Components	1.36%
Equity Real Estate Investment Trusts	1.71%
Food Products	0.65%
Health Care Equipment & Supplies	2.32%
Health Care Providers & Services	1.48%
Hotels, Restaurants & Leisure	1.89%
Insurance	2.51%
Internet & Direct Marketing Retail	5.27%
Internet Software & Services	14.81%
IT Services	13.05%
Life Sciences Tools & Services	0.99%
Machinery	0.59%
Personal Products	1.48%
Pharmaceuticals	1.95%
Professional Services	5.88%
Road & Rail	0.91%
Semiconductors & Semiconductor Equipment	2.53%
Software	12.09%
Specialty Retail	6.24%
Technology Hardware, Storage & Peripherals	4.30%
Textiles, Apparel & Luxury Goods	0.42%
Trading Companies & Distributors	1.57%
Money Market Fund	0.25%
Total Value of Securities	100.14%
Liabilities Net of Receivables and Other Assets	(0.14%	)
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Alphabet Class A and Class C	6.20%
Facebook Class A	4.43%
Microsoft	4.34%
Apple	4.30%
Amazon.com	3.02%
Mastercard Class A	2.88%
Home Depot	2.80%
FleetCor Technologies	2.43%
Visa Class A	2.40%
eBay	2.07%
Total	34.87%

IT–Information Technology

LVIP Wellington Capital Growth Fund–4

LVIP Wellington Capital Growth Fund

Statement of Net Assets

December 31, 2017

	Number of Shares	Value (U.S. $)

COMMON STOCK–99.89%
Aerospace & Defense–2.28%
Lockheed Martin	20,713	$6,649,909
Northrop Grumman	16,575	5,087,033

		11,736,942

Banks–0.77%
Bank of America	134,963	3,984,108

		3,984,108

Beverages–4.27%
Constellation Brands Class A	34,352	7,851,837
†Monster Beverage	166,719	10,551,645
PepsiCo	29,704	3,562,104

		21,965,586

Biotechnology–1.00%
†Celgene	49,251	5,139,834

		5,139,834

Building Products–0.81%
Fortune Brands Home & Security	61,165	4,186,133

		4,186,133

Capital Markets–4.27%
Intercontinental Exchange	90,656	6,396,687
MarketAxess Holdings	34,398	6,939,797
MSCI	39,498	4,998,077
TD Ameritrade Holding	71,460	3,653,750

		21,988,311

Chemicals–0.85%
Sherwin-Williams	10,618	4,353,805

		4,353,805

Electrical Equipment–1.64%
AMETEK	116,498	8,442,610

		8,442,610

Electronic Equipment, Instruments & Components–1.36%
CDW	100,640	6,993,474

		6,993,474

Equity Real Estate Investment Trusts–1.71%
American Tower	61,511	8,775,774

		8,775,774

Food Products–0.65%
†Blue Buffalo Pet Products	102,140	3,349,171

		3,349,171

Health Care Equipment & Supplies–2.32%
†DexCom	72,217	4,144,534
†Edwards Lifesciences	69,311	7,812,043

		11,956,577

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Health Care Providers & Services–1.48%
UnitedHealth Group	34,547	$7,616,232

		7,616,232

Hotels, Restaurants & Leisure–1.89%
Hilton Worldwide Holdings	68,157	5,443,018
Las Vegas Sands	61,925	4,303,168

		9,746,186

Insurance–2.51%
†Markel	5,991	6,824,528
Marsh & McLennan	74,533	6,066,241

		12,890,769

Internet & Direct Marketing Retail–5.27%
†Amazon.com	13,265	15,513,020
†Netflix	28,825	5,533,247
†Priceline Group	3,483	6,052,548

		27,098,815

Internet Software & Services–14.81%
†Alibaba Group Holding ADR	40,887	7,050,145
†Alphabet Class A	800	842,720
†Alphabet Class C	29,681	31,058,198
†eBay	282,406	10,658,002
†Facebook Class A	129,004	22,764,046
†Zillow Group Class C	93,129	3,810,839

		76,183,950

IT Services–13.05%
Alliance Data Systems	30,053	7,617,834
†FleetCor Technologies	65,056	12,518,726
†Gartner	20,922	2,576,544
Global Payments	68,760	6,892,502
Mastercard Class A	98,032	14,838,123
†PayPal Holdings	140,614	10,352,003
Visa Class A	108,190	12,335,824

		67,131,556

Life Sciences Tools & Services–0.99%
Thermo Fisher Scientific	26,827	5,093,911

		5,093,911

Machinery–0.59%
Snap-on	17,477	3,046,241

		3,046,241

Personal Products–1.48%
Estee Lauder Class A	59,828	7,612,515

		7,612,515

Pharmaceuticals–1.95%
Bristol-Myers Squibb	163,623	10,026,817

		10,026,817

LVIP Wellington Capital Growth Fund–5

LVIP Wellington Capital Growth Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Professional Services–5.88%
Equifax	69,110	$8,149,451
†IHS Markit	179,208	8,091,241
†TransUnion	159,995	8,793,325
†Verisk Analytics Class A	54,162	5,199,552

		30,233,569

Road & Rail–0.91%
JB Hunt Transport Services	40,797	4,690,839

		4,690,839

Semiconductors & Semiconductor Equipment–2.53%
Microchip Technology	71,740	6,304,511
NVIDIA	34,734	6,721,029

		13,025,540

Software–12.09%
†Adobe Systems	52,100	9,130,004
†Autodesk	68,868	7,219,432
Microsoft	261,190	22,342,193
†salesforce.com	74,554	7,621,655
†ServiceNow	78,125	10,186,719
†Workday Class A	55,712	5,668,139

		62,168,142

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Specialty Retail–6.24%
†AutoZone	3,480	$2,475,568
Home Depot	75,892	14,383,811
†O’Reilly Automotive	40,099	9,645,413
Ross Stores	69,374	5,567,263

		32,072,055

Technology Hardware, Storage & Peripherals–4.30%
Apple	130,705	22,119,207

		22,119,207

Textiles, Apparel & Luxury Goods–0.42%
NIKE Class B	34,123	2,134,394

		2,134,394

Trading Companies & Distributors–1.57%
Fastenal	147,524	8,068,088

		8,068,088

Total Common Stock (Cost $303,878,163)		513,831,151

MONEY MARKET FUND–0.25%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 1.15%)	1,278,413	1,278,413

Total Money Market Fund (Cost $1,278,413)		1,278,413

TOTAL VALUE OF SECURITIES–100.14% (Cost $305,156,576)	515,109,564
★ LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.14%)	(707,475)

NET ASSETS APPLICABLE TO 11,413,046 SHARES OUTSTANDING–100.00%	$514,402,089

NET ASSET VALUE PER SHARE–LVIP WELLINGTON CAPITAL GROWTH FUND STANDARD CLASS ($170,876,648 / 3,733,316 Shares)	$45.771

NET ASSET VALUE PER SHARE–LVIP WELLINGTON CAPITAL GROWTH FUND SERVICE CLASS ($343,525,441 / 7,679,730 Shares)	$44.731

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2017:
Shares of beneficial interest (unlimited authorization–no par)	$271,041,807
Accumulated net realized gain on investments	33,407,294
Net unrealized appreciation of investments	209,952,988

TOTAL NET ASSETS	$514,402,089

†	Non-income producing.

★	Includes $435,815 payable for fund shares redeemed, $375,183 due to manager and affiliates and $30,073 other accrued expenses payable as of December 31, 2017.

Summary of Abbreviations:

ADR–American Depositary Receipt

IT–Information Technology

See accompanying notes, which are integral part of the financial statements.

LVIP Wellington Capital Growth Fund–6

LVIP Wellington Capital Growth Fund

Statement of Operations

Year Ended December 31, 2017

INVESTMENT INCOME:
Dividends	$3,972,953

EXPENSES:
Management fees	3,300,675
Distribution fees-Service Class	822,527
Accounting and administration expenses	117,061
Shareholder servicing fees	96,165
Reports and statements to shareholders	81,428
Professional fees	32,415
Trustees’ fees and expenses	13,134
Custodian fees	7,014
Consulting fees	3,396
Pricing fees	213
Other	7,428

4,481,456
Less:
Management fees waived	(57,141)
Expenses paid indirectly	(11)

Total operating expenses	4,424,304

NET INVESTMENT LOSS	(451,351)

NET REALIZED AND UNREALIZED GAIN:
Net realized gain on investments	41,085,773
Net change in unrealized appreciation (depreciation) of investments	104,094,934

NET REALIZED AND UNREALIZED GAIN	145,180,707

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$144,729,356

See accompanying notes, which are an integral part of the financial statements.

LVIP Wellington Capital Growth Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/17	12/31/16
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(451,351)	$(383,534)
Net realized gain	41,085,773	25,246,614
Net change in unrealized appreciation (depreciation)	104,094,934	(24,537,839)

Net increase in net assets resulting from operations	144,729,356	325,241

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gain:
Standard Class	(10,162,539)	(10,638,772)
Service Class	(21,537,745)	(25,160,907)

	(31,700,284)	(35,799,679)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	14,501,146	7,693,856
Service Class	15,905,304	23,636,050
Reinvestment of dividends and distributions:
Standard Class	10,162,539	10,638,772
Service Class	21,537,745	25,160,907

	62,106,734	67,129,585

Cost of shares redeemed:
Standard Class	(17,711,546)	(15,461,797)
Service Class	(69,913,845)	(43,581,963)

	(87,625,391)	(59,043,760)

Increase (decrease) in net assets derived from capital share transactions	(25,518,657)	8,085,825

NET INCREASE (DECREASE) IN NET ASSETS	87,510,415	(27,388,613)
NET ASSETS:
Beginning of year	426,891,674	454,280,287

End of year	$514,402,089	$426,891,674

Undistributed net investment income	$—	$—

See accompanying notes, which are an integral part of the financial statements.

LVIP Wellington Capital Growth Fund–7

LVIP Wellington Capital Growth Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Wellington Capital Growth Fund Standard Class
	Year Ended
	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Net asset value, beginning of period	$35.922	$38.974	$41.894	$37.738	$27.748

Income from investment operations:
Net investment income[1]	0.033	0.033	0.066	0.083	0.049
Net realized and unrealized gain	12.657	0.102	3.557	4.211	9.941

Total from investment operations	12.690	0.135	3.623	4.294	9.990

Less dividends and distributions from:
Net investment income	—	—	—	(0.073)	—
Net realized gain	(2.841)	(3.187)	(6.543)	(0.065)	—

Total dividends and distributions	(2.841)	(3.187)	(6.543)	(0.138)	—

Net asset value, end of period	$45.771	$35.922	$38.974	$41.894	$37.738

Total return[2]	35.86%	0.10%	9.42%	11.37%	36.00%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$170,877	$128,537	$136,262	$134,373	$130,399
Ratio of expenses to average net assets	0.75%	0.75%	0.74%	0.74%	0.76%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.76%	0.75%	0.74%	0.74%	0.76%
Ratio of net investment income to average net assets	0.08%	0.09%	0.16%	0.21%	0.15%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.07%	0.09%	0.16%	0.21%	0.15%
Portfolio turnover	27%	31%	33%	45%	47%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Wellington Capital Growth Fund–8

LVIP Wellington Capital Growth Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Wellington Capital Growth Fund Service Class
	Year Ended
	12/31/17	12/31/16		12/31/15	12/31/14	12/31/13

Net asset value, beginning of period	$35.244	$38.390		$41.459	$37.377	$27.551

Income (loss) from investment operations:
Net investment loss[1]	(0.071)	(0.060)		(0.040)	(0.015)	(0.032)
Net realized and unrealized gain	12.399	0.101		3.514	4.162	9.858

Total from investment operations	12.328	0.041		3.474	4.147	9.826

Less dividends and distributions from:
Net realized gain	(2.841)	(3.187)		(6.543)	(0.065)	—

Total dividends and distributions	(2.841)	(3.187)		(6.543)	(0.065)	—

Net asset value, end of period	$44.731	$35.244		$38.390	$41.459	$37.377

Total return[2]	35.52%	(0.15%	)	9.15%	11.09%	35.66%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$343,525	$298,355		$318,018	$319,768	$326,361
Ratio of expenses to average net assets	1.00%	1.00%		0.99%	0.99%	1.01%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.01%	1.00%		0.99%	0.99%	1.01%
Ratio of net investment loss to average net assets	(0.17% )	(0.16%	)	(0.09% )	(0.04% )	(0.10%	)
Ratio of net investment loss to average net assets prior to expenses waived/reimbursed	(0.18% )	(0.16%	)	(0.09% )	(0.04% )	(0.10%	)
Portfolio turnover	27%	31%		33%	45%	47%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Wellington Capital Growth Fund–9

LVIP Wellington Capital Growth Fund

Notes to Financial Statements

December 31, 2017

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 92 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Wellington Capital Growth Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek capital growth. Realization of income is not a significant investment consideration and any income realized will be incidental.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sales price on the valuation date. Open-end investment companies are valued at their published net asset value (“NAV”). Investments in government money market funds have a stable NAV. Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended December 31, 2017 and for all open tax years (years ended December 31, 2014–December 31, 2016), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2017, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates. Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate. Taxable non-cash dividends are recorded as dividend income. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

LVIP Wellington Capital Growth Fund–10

LVIP Wellington Capital Growth Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Commission rebates are included in “Net realized gain on investments” on the Statement of Operations and totaled $1,465 for the year ended December 31, 2017. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this arrangement is included in “Custodian fees” on the Statement of Operations with the corresponding expense offset shown as “Expenses paid indirectly.”

2. Management Fees and Other Transactions with Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.75% of the first $100 million of the average daily net assets of the Fund; 0.70% of the next $150 million; 0.65% of the next $750 million; and 0.60% of the average daily net assets of the Fund in excess of $1 billion. The fee is calculated daily and paid monthly. Effective July 1, 2017, LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.05% on the first $100 million of average daily net assets of the Fund; 0.00% on the next $150 million; 0.025% on the next $250 million; and 0.05% on the excess of $500 million of average daily net assets of the Fund. This agreement will continue through at least April 30, 2019, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

Wellington Management Company LLP (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2017, costs for these administrative and legal services were as follows:

Administrative	$27,049
Legal	4,676

Lincoln Life also provides certain contract holder and additional corporate services to the Fund. Effective May 1, 2017, the Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund’s average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $70,854 for the year ended December 31, 2017.

The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.

At December 31, 2017, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$289,204
Distribution fees payable to LFD	73,284
Shareholder servicing fees payable to Lincoln Life	12,695

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

LVIP Wellington Capital Growth Fund–11

LVIP Wellington Capital Growth Fund

Notes to Financial Statements (continued)

3. Investments

For the year ended December 31, 2017, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$128,310,673
Sales	185,990,967

At December 31, 2017, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Fund were as follows:

Cost of investments	$305,428,987

Aggregate unrealized appreciation of investments	$212,422,834
Aggregate unrealized depreciation of investments	(2,742,257)

Net unrealized appreciation of investments	$209,680,577

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2017:

Level 1
Investments:

Assets:
Common Stock	$513,831,151
Money Market Fund	1,278,413

Total Investments	$515,109,564

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2017, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2017 and 2016 was as follows:

	Year Ended
	12/31/17	12/31/16
Ordinary income	$6,874,970	$32,057
Long-term capital gains	24,825,314	35,767,622

Total	$31,700,284	$35,799,679

LVIP Wellington Capital Growth Fund–12

LVIP Wellington Capital Growth Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis

As of December 31, 2017, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$271,041,807
Undistributed ordinary income	359,124
Undistributed long-term capital gains	33,320,581
Net unrealized appreciation	209,680,577

Net assets	$514,402,089

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of passive foreign investment companies and ordinary loss used to offset short-term capital gain. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2017, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Gain on Investments
$451,351	$(451,351)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/17	12/31/16
Shares sold:
Standard Class	340,442	204,401
Service Class	388,748	652,774
Shares reinvested:
Standard Class	234,559	287,247
Service Class	508,474	691,899

	1,472,223	1,836,321

Shares redeemed:
Standard Class	(419,929)	(409,670)
Service Class	(1,683,006)	(1,163,130)

	(2,102,935)	(1,572,800)

Net increase (decrease)	(630,712)	263,521

7. Market Risk

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2017. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

9. Recent Regulatory Reporting Updates

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amended Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. As of August 1, 2017, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.

LVIP Wellington Capital Growth Fund–13

LVIP Wellington Capital Growth Fund

Notes to Financial Statements (continued)

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Wellington Capital Growth Fund–14

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of LVIP Wellington Capital Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of LVIP Wellington Capital Growth Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.

Philadelphia, Pennsylvania

February 22, 2018

LVIP Wellington Capital Growth Fund–15

LVIP Wellington Capital Growth Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2017, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)	(B) Long-Term Capital Gains Distributions (Tax Basis)	Total Distributions (Tax Basis)
21.69%	78.31%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 22-23 and September 11-12, 2017, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various sub-advisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the sub-advisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the sub-advisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information (including total return and standard deviation) provided by Morningstar for the standard class of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2017. The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Funds, and had delegated those duties to unaffiliated sub-advisers responsible for investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the sub-adviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the sub-advisers’ investment performance.

16

LVIP Wellington Capital Growth Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2019. The Board noted that the investment management fees were lower than the median investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and that LIAC had implemented an advisory fee waiver and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreements between LIAC and Wellington Management Company, LLP (“Wellington”) on behalf of the LVIP Wellington Capital Growth Fund and the LVIP Wellington Mid-Cap Value Fund, the Board considered the nature, extent and quality of services provided by Wellington under the subadvisory agreements. The Board reviewed the services provided by Wellington, the backgrounds of the investment professionals servicing the Funds, the reputation, resources and investment approach of Wellington. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.

Performance. The Board reviewed the LVIP Wellington Capital Growth Fund’s total return and standard deviation compared to the total return and standard deviation of a peer group of funds included in the Morningstar Large Growth funds category and the Russell 1000® Growth TR USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one year period and above the return of the Morningstar peer group median and below the benchmark index for the three, five and ten year periods. The Board considered LIAC’s comment that underperformance as compared to the benchmark index was primarily attributable to outperformance of passive management in the large cap growth category and the Fund’s higher growth orientation relative to the benchmark index and the peer group. The Board concluded that the services provided by Wellington were satisfactory.

Subadvisory Fee and Economies of Scale. The Board considered the LVIP Wellington Capital Growth Fund’s subadvisory fee schedule, which contains breakpoints, as well as information on the fees charged to other registered investment companies sub-advised by Wellington. The Board considered that LIAC compensates Wellington from its fees and that the subadvisory fee schedule for the Fund was negotiated between LIAC and Wellington, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.

Profitability and Fallout Benefits. The Board considered that the subadvisory fee schedules were negotiated between LIAC and Wellington, an unaffiliated third party, and that LIAC compensates Wellington from its fees. The Board reviewed materials provided by Wellington as to any additional benefits it receives and noted Wellington’s statement that the engagement provides a reputational benefit and that it obtains research through client commission arrangements.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.

LVIP Wellington Capital Growth Fund–17

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.

The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.

The term Fund Complex includes the 92 series of Lincoln Variable Insurance Products Trust.

Interested Trustee

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	Formerly: Lincoln Advisors Trust

* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of both the Advisor and The Lincoln National Life Insurance Company, the parent company of the Trust’s Adviser.

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	92	Formerly: Lincoln Advisors Trust

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	Formerly: Lincoln Advisors Trust

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	Formerly: Lincoln Advisors Trust

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Formerly: Lincoln Advisors Trust

LVIP Wellington Capital Growth Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Charles I. Plosser*** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Public Governor for the Financial Industry Regulatory Authority (FINRA); Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	92	Rochester Gas and Electric Corporation

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Associated Grocers of New England (Director Emeritus); Formerly: Lincoln Trust Advisors

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	Formerly: Lincoln Advisors Trust

Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	92	St. Vincent Health; Formerly: Lincoln Advisors Trust

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	92	Formerly: Lincoln Advisors Trust

Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012	92	Trustee of FundVantage Trust

** Steve A. Cobb, is the son-in-law of Kenneth G. Stella.

*** Charles I. Plosser was appointed Trustee effective January 1, 2018.

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.

Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.

LVIP Wellington Capital Growth Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.

Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Vice President, Secretary, and Chief Legal Officer	Since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President and Chief Compliance Officer, Lincoln National Corporation; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Deputy General Counsel, Janney Montgomery Scott LLC.

Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.

Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.

John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site http://www.sec.gov.

LVIP Wellington Capital Growth Fund–20

LVIP Wellington Mid-Cap Value Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2017

LVIP Wellington Mid-Cap Value Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Wellington Mid-Cap Value Fund

2017 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation

Subadvised by: Wellington Management Company LLP

The Fund returned 13.43% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2017, while its benchmark, the Russell 2500TM Value Index1 returned 10.36%.

US equities rose during all four quarters in 2017, building on a strong finish to 2016. Despite rising concern about stretched valuations and overly optimistic policy expectations, the market began the year with strength. However, risk-on sentiment ground to a halt in March after the Republicans’ failure to repeal and replace the Affordable Care Act cast a cloud over the Trump administration’s pro-growth agenda. As the year continued, however, plunging oil prices, heightened political risk, and rate hikes from the US Federal Reserve (Fed) were not enough to derail the eight-year-old market rally.

Despite continued White House turmoil and heightened US tensions with Russia and North Korea, US equities continued to reach new highs through the second half of the year. While the persistently low rate of inflation growth has been a concern, the Fed continued hiking rates, raising the benchmark federal funds rate to a range of 1.25% to 1.50% as of year-end. US economic data released during the fourth quarter remained encouraging. New home sales, single-family housing starts, and sales of existing homes surged to their highest levels in a decade. Low unemployment, robust corporate earnings, and strong consumer and business spending also contributed to positive market sentiment. Jerome Powell’s nomination as the chair of the Fed provided markets with reasonable assurance that current central bank policies would be maintained in the near term. Tax reform was a key area of focus, culminating with a $1.5 trillion tax reform bill signed into law by Donald Trump at the end of December. The legislation included the most sweeping changes to the tax code since 1986 and represented a major victory for Republicans. Positive sentiments were tempered by continued disappointing inflation and wage growth.

Relative outperformance for the period was driven by security selection, particularly in the materials, financials, and telecommunication services sectors. Sector allocation decisions, a result of our bottom-up stock selection process, also contributed to relative performance, particularly the portfolio’s underweight allocation to real estate and overweight allocations to information technology and materials. In contrast, unfavorable security selection in the health care sector partially offset these contributions.

Top contributors to relative performance during the period included Westlake Chemicals (materials), a chemical and plastics manufacturer, D.R. Horton (consumer discretionary), a home construction company, and Comerica (financials), a financial services company. Top relative detractors during the period included QEP Resources (energy), an oil and gas exploration and production company, and Envision Healthcare (health care), a healthcare services company. The portfolio did not hold QEP Resources as of the end of the period.

At the end of the period, our largest overweight allocations were to the information technology, industrials, and materials sectors, while our largest underweights were to real estate, consumer discretionary, and utilities.

Wellington Management Company LLP: James N. Mordy

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 12/31/07 through 12/31/17

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Wellington Mid-Cap Value Fund Standard Class shares on 12/31/07. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/17, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $21,612. For comparison, look at how the Russell 2500TM Value Index did over the same period. The same $10,000 investment would have increased to $23,287. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/17

Standard Class Shares
One Year	+	13.43%
Five Years	+	12.91%
Ten Years	+	8.01%

Service Class Shares
One Year	+	13.15%
Five Years	+	12.63%
Ten Years	+	7.74%

1.	The Russell 2500TM Value Index measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

LVIP Wellington Mid-Cap Value Fund–1

LVIP Wellington Mid-Cap Value Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2017 to December 31, 2017

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled, “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Annualized Expense Ratio	Expenses Paid During Period 7/1/17 to 12/31/17*

Actual
Standard Class Shares	$1,000.00	$1,094.70	0.88%	$4.65
Service Class Shares	1,000.00	1,093.40	1.13%	5.96

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,020.77	0.88%	$4.48
Service Class Shares	1,000.00	1,019.51	1.13%	5.75

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Wellington Mid-Cap Value Fund–2

LVIP Wellington Mid-Cap Value Fund

Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)

As of December 31, 2017

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets

Common Stock	98.85%
Aerospace & Defense	1.07%
Airlines	1.03%
Auto Components	1.73%
Banks	12.28%
Building Products	1.99%
Chemicals	4.54%
Commercial Services & Supplies	1.59%
Communications Equipment	3.08%
Construction & Engineering	0.98%
Containers & Packaging	0.84%
Electric Utilities	2.67%
Electrical Equipment	2.86%
Electronic Equipment, Instruments & Components	4.03%
Equity Real Estate Investment Trusts	8.04%
Food & Staples Retailing	0.06%
Food Products	2.31%
Gas Utilities	2.37%
Health Care Equipment & Supplies	1.51%
Health Care Providers & Services	2.52%
Hotels, Restaurants & Leisure	1.15%
Household Durables	2.31%
Insurance	10.51%
Internet Software & Services	1.36%
IT Services	1.35%
Machinery	1.34%
Media	0.40%
Metals & Mining	2.73%
Oil, Gas & Consumable Fuels	7.50%
Paper & Forest Products	0.25%
Professional Services	0.98%
Road & Rail	4.15%
Semiconductors & Semiconductor Equipment	5.36%
Software	0.92%
Specialty Retail	0.27%
Thrifts & Mortgage Finance	0.39%
Trading Companies & Distributors	1.10%
Wireless Telecommunication Services	1.28%
Money Market Fund	1.34%
Total Value of Securities	100.19%
Liabilities Net of Receivables and Other Assets	(0.19%	)
Total Net Assets	100.00%

Holdings are for informational purpose only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets

Diamondback Energy	3.41%
Comerica	2.87%
Arrow Electronics	2.57%
UGI	2.37%
Reinsurance Group of America	2.22%
Microsemi	2.07%
Knight-Swift Transportation Holdings	2.01%
STORE Capital	1.92%
Newfield Exploration	1.83%
Silicon Motion Technology ADR	1.82%
Total	23.09%

IT–Information Technology

LVIP Wellington Mid-Cap Value Fund–3

LVIP Wellington Mid-Cap Value Fund

Statement of Net Assets

December 31, 2017

	Number of Shares	Value (U.S. $)

COMMON STOCK–98.85%
Aerospace & Defense–1.07%
†Moog Class A	28,117	$2,441,961

		2,441,961

Airlines–1.03%
†JetBlue Airways	104,895	2,343,354

		2,343,354

Auto Components–1.73%
Goodyear Tire & Rubber	122,001	3,941,852

		3,941,852

Banks–12.28%
Bank of the Ozarks	53,012	2,568,431
Comerica	75,517	6,555,631
FNB	144,563	1,997,861
IBERIABANK	43,817	3,395,817
MB Financial	59,266	2,638,522
South State	27,107	2,362,375
Sterling Bancorp	115,384	2,838,446
†Western Alliance Bancorp	46,279	2,620,317
Zions Bancorporation	60,759	3,088,380

		28,065,780

Building Products–1.99%
†JELD-WEN Holding	27,906	1,098,659
Sanwa Holdings	250,429	3,441,515

		4,540,174

Chemicals–4.54%
Cabot	40,154	2,473,085
Celanese Class A	35,871	3,841,067
Westlake Chemical	38,098	4,058,580

		10,372,732

Commercial Services & Supplies–1.59%
Atento	81,062	822,779
†Clean Harbors	51,691	2,801,652

		3,624,431

Communications Equipment–3.08%
†Acacia Communications	57,495	2,083,044
†CommScope Holding	25,709	972,571
Harris	28,095	3,979,657

		7,035,272

Construction & Engineering–0.98%
Granite Construction	35,455	2,248,911

		2,248,911

Containers & Packaging–0.84%
Bemis	11,138	532,285
†Crown Holdings	24,810	1,395,563

		1,927,848

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Electric Utilities–2.67%
Alliant Energy	92,072	$3,923,188
Great Plains Energy	67,445	2,174,427

		6,097,615

Electrical Equipment–2.86%
†Generac Holdings	2,791	138,210
Hubbell	26,781	3,624,541
†Sensata Technologies Holding	54,106	2,765,358

		6,528,109

Electronic Equipment, Instruments & Components–4.03%
†Arrow Electronics	73,004	5,870,252
†Keysight Technologies	80,465	3,347,344

		9,217,596

Equity Real Estate Investment Trusts–8.04%
American Assets Trust	27,164	1,038,751
Corporate Office Properties Trust	85,428	2,494,498
Equity LifeStyle Properties	26,335	2,344,342
Extra Space Storage	19,856	1,736,407
Forest City Realty Trust Class A	45,207	1,089,489
Life Storage	20,178	1,797,254
PS Business Parks	27,825	3,480,629
STORE Capital	168,896	4,398,052

		18,379,422

Food & Staples Retailing–0.06%
†U.S. Foods Holding	4,500	143,685

		143,685

Food Products–2.31%
Ingredion	15,935	2,227,713
†Post Holdings	38,465	3,047,582

		5,275,295

Gas Utilities–2.37%
UGI	115,526	5,423,946

		5,423,946

Health Care Equipment & Supplies–1.51%
STERIS	39,322	3,439,495

		3,439,495

Health Care Providers & Services–2.52%
†Acadia Healthcare	75,997	2,479,782
†Brookdale Senior Living	132,867	1,288,810
†Envision Healthcare	57,750	1,995,840

		5,764,432

Hotels, Restaurants & Leisure–1.15%
†Dave & Buster’s Entertainment	18,100	998,577
†Norwegian Cruise Line Holdings	30,778	1,638,929

		2,637,506

LVIP Wellington Mid-Cap Value Fund–4

LVIP Wellington Mid-Cap Value Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Household Durables–2.31%
DR Horton	47,610	$2,431,443
Lennar Class A	14,966	946,450
Toll Brothers	39,716	1,907,162

		5,285,055

Insurance–10.51%
Assurant	16,602	1,674,146
CNO Financial Group	111,730	2,758,614
Hanover Insurance Group	19,408	2,097,617
Jardine Lloyd Thompson Group	150,164	2,820,168
Lancashire Holdings	261,921	2,409,273
Reinsurance Group of America	32,588	5,081,447
Unum Group	62,559	3,433,863
XL Group	106,630	3,749,111

		24,024,239

Internet Software & Services–1.36%
†VeriSign	27,187	3,111,280

		3,111,280

IT Services–1.35%
Booz Allen Hamilton Holding	81,105	3,092,534

		3,092,534

Machinery–1.34%
†Milacron Holdings	159,970	3,061,826

		3,061,826

Media–0.40%
TEGNA	65,590	923,507

		923,507

Metals & Mining–2.73%
†Alcoa	38,628	2,080,890
Commercial Metals	32,500	692,900
Reliance Steel & Aluminum	40,303	3,457,594

		6,231,384

Oil, Gas & Consumable Fuels–7.50%
Delek U.S. Holdings	56,678	1,980,329
†Diamondback Energy	61,795	7,801,619
†Energen	30,639	1,763,887
†Laredo Petroleum	134,273	1,424,637
†Newfield Exploration	132,342	4,172,743

		17,143,215

Paper & Forest Products–0.25%
†Louisiana-Pacific	21,520	565,115

		565,115

Professional Services–0.98%
Dun & Bradstreet	18,889	2,236,646

		2,236,646

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Road & Rail–4.15%
†Genesee & Wyoming	48,248	$3,798,565
Knight-Swift Transportation Holdings	105,284	4,603,016
Schneider National Class B	38,068	1,087,222

		9,488,803

Semiconductors & Semiconductor Equipment–5.36%
†Axcelis Technologies	36,384	1,044,221
†Microsemi	91,656	4,734,032
Silicon Motion Technology ADR	78,437	4,154,024
Teradyne	55,398	2,319,514

		12,251,791

Software–0.92%
SS&C Technologies Holdings	51,873	2,099,819

		2,099,819

Specialty Retail–0.27%
Camping World Holdings Class A	13,920	622,642

		622,642

Thrifts & Mortgage Finance–0.39%
Provident Financial Services	32,602	879,276

		879,276

Trading Companies & Distributors–1.10%
†WESCO International	36,994	2,521,141

		2,521,141

Wireless Telecommunication Services–1.28%
Millicom International Cellular SDR	43,326	2,926,041

		2,926,041

Total Common Stock (Cost $167,008,235)		225,913,730

MONEY MARKET FUND–1.34%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 1.15%)	3,063,704	3,063,704

Total Money Market Fund (Cost $3,063,704)		3,063,704

LVIP Wellington Mid-Cap Value Fund–5

LVIP Wellington Mid-Cap Value Fund

Statement of Net Assets (continued)

TOTAL VALUE OF SECURITIES–100.19% (Cost $170,071,939)	$228,977,434
★ LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.19%)	(438,265)

NET ASSETS APPLICABLE TO 8,212,436 SHARES OUTSTANDING–100.00%	$228,539,169

NET ASSET VALUE PER SHARE–LVIP WELLINGTON MID-CAP VALUE FUND STANDARD CLASS ($123,063,109 / 4,415,585 Shares)	$27.870
NET ASSET VALUE PER SHARE–LVIP WELLINGTON MID-CAP VALUE FUND SERVICE CLASS ($105,476,060 / 3,796,851 Shares)	$27.780

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2017:
Shares of beneficial interest (unlimited authorization–no par)	$165,780,400
Undistributed net investment income	10
Accumulated net realized gain on investments	3,853,294
Net unrealized appreciation of investments, foreign currencies and derivatives	58,905,465

TOTAL NET ASSETS	$228,539,169

†	Non-income producing.

★

Includes $616,631 payable for securities purchased, $179,391 due to manager and affiliates, $26,416 other accrued expenses payable, and $281,711 payable for fund shares redeemed as of December 31, 2017.

The following foreign currency exchange contracts were outstanding at December 31, 2017:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Depreciation
BCLY	GBP	(3,000)	USD	4,035	1/2/18	$(16)
HSBC	JPY	(659,219)	USD	5,842	1/5/18	(10)
RBC	SEK	(41,010)	USD	4,973	1/2/18	(27)
Total Foreign Currency Exchange Contracts						$(53)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The foreign currency exchange contracts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

Summary of Abbreviations:

ADR–American Depositary Receipt

BCLY–Barclays Bank

GBP–British Pound Sterling

HSBC – Hong Kong Shanghai Bank

IT–Information Technology

RBC – Royal Bank of Canada

JPY–Japanese Yen

SDR–Special Depositary Receipt

SEK–Swedish Krona

USD–U.S. Dollar

See accompanying notes, which are an integral part of the financial statements.

LVIP Wellington Mid-Cap Value Fund–6

LVIP Wellington Mid-Cap Value Fund

Statement of Operations

Year Ended December 31, 2017

INVESTMENT INCOME:
Dividends	$2,594,008
Foreign tax withheld	(24,916)

2,569,092

EXPENSES:
Management fees	1,720,760
Distribution fees-Service Class	243,111
Accounting and administration expenses	50,052
Shareholder servicing fees	41,168
Professional fees	28,953
Reports and statements to shareholders	27,412
Custodian fees	11,716
Trustees’ fees and expenses	5,599
Consulting fees	2,448
Pricing fees	1,055
Other	1,365

2,133,639
Less:
Expenses paid indirectly	(51)
Management fees waived	(90,002)

Total operating expenses	2,043,586

NET INVESTMENT INCOME	525,506

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	6,892,561
Foreign currencies	(4,074)
Foreign currency exchange contracts	(7,062)

Net realized gain	6,881,425

Net change in unrealized appreciation (depreciation) of:
Investments	18,868,414
Foreign currencies	81
Foreign currency exchange contracts	(53)

Net change in unrealized appreciation (depreciation)	18,868,442

NET REALIZED AND UNREALIZED GAIN	25,749,867

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$26,275,373

See accompanying notes, which are an integral part of the financial statements.

LVIP Wellington Mid-Cap Value Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/17	12/31/16
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$525,506	$567,354
Net realized gain	6,881,425	4,043,560
Net change in unrealized appreciation (depreciation)	18,868,442	17,393,236

Net increase in net assets resulting from operations	26,275,373	22,004,150

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(473,497)	(454,444)
Service Class	(161,665)	(230,162)
Net realized gain on investments:
Standard Class	(2,370,107)	(259,160)
Service Class	(2,091,325)	(265,986)

	(5,096,594)	(1,209,752)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	30,658,783	41,963,871
Service Class	22,206,062	18,504,268
Reinvestment of dividends and distributions:
Standard Class	2,843,604	713,604
Service Class	2,252,990	496,148

	57,961,439	61,677,891

Cost of shares redeemed:
Standard Class	(15,552,883)	(18,140,316)
Service Class	(19,968,807)	(17,862,009)

	(35,521,690)	(36,002,325)

Increase in net assets derived from capital share transactions	22,439,749	25,675,566

NET INCREASE IN NET ASSETS	43,618,528	46,469,964
NET ASSETS:
Beginning of year	184,920,641	138,450,677

End of year	$228,539,169	$184,920,641

Undistributed net investment income	$10	$—

See accompanying notes, which are an integral part of the financial statements.

LVIP Wellington Mid-Cap Value Fund–7

LVIP Wellington Mid-Cap Value Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Wellington Mid-Cap Value Fund Standard Class
	Year Ended
	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Net asset value, beginning of period	$25.200	$22.460	$22.964	$21.273	$15.896

Income (loss) from investment operations:
Net investment income[1]	0.098	0.111	0.068	0.085	0.062
Net realized and unrealized gain (loss)	3.241	2.823	(0.418)	1.677	5.357

Total from investment operations	3.339	2.934	(0.350)	1.762	5.419

Less dividends and distributions from:
Net investment income	(0.108)	(0.121)	(0.154)	(0.071)	(0.042)
Net realized gain	(0.561)	(0.073)	—	—	—

Total dividends and distributions	(0.669)	(0.194)	(0.154)	(0.071)	(0.042)

Net asset value, end of period	$27.870	$25.200	$22.460	$22.964	$21.273

Total return[2]	13.43%	13.07%	(1.52% )	8.29%	34.15%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$123,063	$93,907	$58,589	$39,097	$35,212
Ratio of expenses to average net assets	0.88%	0.92%	0.96%	0.94%	1.00%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.92%	0.94%	0.97%	0.95%	1.01%
Ratio of net investment income to average net assets	0.36%	0.48%	0.29%	0.38%	0.34%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.32%	0.46%	0.28%	0.37%	0.33%
Portfolio turnover	38%	50%	45%	40%	56%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Wellington Mid-Cap Value Fund–8

LVIP Wellington Mid-Cap Value Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Wellington Mid-Cap Value Fund Service Class
	Year Ended
	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Net asset value, beginning of period	$25.124	$22.400	$22.843	$21.171	$15.860

Income (loss) from investment operations:
Net investment income[1]	0.032	0.053	0.009	0.029	0.017
Net realized and unrealized gain (loss)	3.228	2.808	(0.412)	1.668	5.336

Total from investment operations	3.260	2.861	(0.403)	1.697	5.353

Less dividends and distributions from:
Net investment income	(0.043)	(0.064)	(0.040)	(0.025)	(0.042)
Net realized gain	(0.561)	(0.073)	—	—	—

Total dividends and distributions	(0.604)	(0.137)	(0.040)	(0.025)	(0.042)

Net asset value, end of period	$27.780	$25.124	$22.400	$22.843	$21.171

Total return[2]	13.15%	12.78%	(1.76% )	8.02%	33.82%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$105,476	$91,014	$79,862	$143,293	$77,486
Ratio of expenses to average net assets	1.13%	1.17%	1.21%	1.19%	1.25%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.17%	1.19%	1.22%	1.20%	1.26%
Ratio of net investment income to average net assets	0.11%	0.23%	0.04%	0.13%	0.09%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.07%	0.21%	0.03%	0.12%	0.08%
Portfolio turnover	38%	50%	45%	40%	56%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Wellington Mid-Cap Value Fund–9

LVIP Wellington Mid-Cap Value Fund

Notes to Financial Statements

December 31, 2017

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 92 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Wellington Mid-Cap Value Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek long-term capital appreciation.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sale price on the valuation date. Open-end investment companies are valued at their published net asset value (“NAV”). Investments in government money market funds have a stable NAV. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available. Other securities and assets for which market quotations are not readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended December 31, 2017 and for all open tax years (years ended December 31, 2014–December 31, 2016), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2017, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on investments resulting from changes in foreign exchange rates from that which is due to changes in market prices. For foreign equity securities, these changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

LVIP Wellington Mid-Cap Value Fund–10

LVIP Wellington Mid-Cap Value Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates. Taxable non-cash dividends are recorded as dividend income. Withholding taxes on foreign dividends are recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Commission rebates are included in “Net realized gain (loss) on investments” on the Statement of Operations and totaled $3,568 for the year ended December 31, 2017. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this arrangement is included in “Custodian fees” on the Statement of Operations with the corresponding expense offset shown as “Expenses paid indirectly.”

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 1.05% on the first $25 million of the average daily net assets of the Fund; 0.95% on the next $25 million; 0.85% on the next $50 million; 0.75% on the next $150 million; and 0.70% on average daily net assets in excess of $250 million. The fee is calculated daily and paid monthly.

LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.09% of the first $100 million of the Fund’s average daily net assets. This agreement will continue at least through April 30, 2018, and cannot be terminated before that date without the mutual agreement of the Trust’s Board and LIAC.

Effective May 1, 2017, LIAC has contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.90% of the average daily net assets for the Standard Class and 1.15% for the Service Class. This agreement will continue through at least April 30, 2018, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

Wellington Management Company LLP (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2017, costs for these administrative and legal services were as follows:

Administrative	$11,491
Legal	1,994

Lincoln Life also provides certain contract holder and additional corporate services to the Fund. Effective May 1, 2017, the Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund’s average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $19,733 for the year ended December 31, 2017.

LVIP Wellington Mid-Cap Value Fund–11

LVIP Wellington Mid-Cap Value Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.

At December 31, 2017, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$151,594
Distribution fees payable to LFD	22,214
Shareholder servicing fees payable to Lincoln Life	5,583

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2017, the Fund engaged in securities sales of $34,642, which resulted in net realized gains of $6,557.

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

3. Investments

For the year ended December 31, 2017, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$95,472,009
Sales	77,280,285

At December 31, 2017, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purpose for the Fund were as follows:

Cost of investments and derivatives	$172,004,940

Aggregate unrealized appreciation of investments and derivatives	$64,454,121
Aggregate unrealized depreciation of investments and derivatives	(7,481,680)

Net unrealized appreciation of investments and derivatives	$56,972,441

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

LVIP Wellington Mid-Cap Value Fund–12

LVIP Wellington Mid-Cap Value Fund

Notes to Financial Statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2017:

	Level 1	Level 2	Total
Investments:

Assets:
Common Stock
Aerospace & Defense	$2,441,961	$—	$2,441,961
Airlines	2,343,354	—	2,343,354
Auto Components	3,941,852	—	3,941,852
Banks	28,065,780	—	28,065,780
Building Products	1,098,659	3,441,515	4,540,174
Chemicals	10,372,732	—	10,372,732
Commercial Services & Supplies	3,624,431	—	3,624,431
Communications Equipment	7,035,272	—	7,035,272
Construction & Engineering	2,248,911	—	2,248,911
Containers & Packaging	1,927,848	—	1,927,848
Electric Utilities	6,097,615	—	6,097,615
Electrical Equipment	6,528,109	—	6,528,109
Electronic Equipment, Instruments & Components	9,217,596	—	9,217,596
Equity Real Estate Investment Trusts	18,379,422	—	18,379,422
Food & Staples Retailing	143,685	—	143,685
Food Products	5,275,295	—	5,275,295
Gas Utilities	5,423,946	—	5,423,946
Health Care Equipment & Supplies	3,439,495	—	3,439,495
Health Care Providers & Services	5,764,432	—	5,764,432
Hotels, Restaurants & Leisure	2,637,506	—	2,637,506
Household Durables	5,285,055	—	5,285,055
Insurance	21,614,966	2,409,273	24,024,239
Internet Software & Services	3,111,280	—	3,111,280
IT Services	3,092,534	—	3,092,534
Machinery	3,061,826	—	3,061,826
Media	923,507	—	923,507
Metals & Mining	6,231,384	—	6,231,384
Oil, Gas & Consumable Fuels	17,143,215	—	17,143,215
Paper & Forest Products	565,115	—	565,115
Professional Services	2,236,646	—	2,236,646
Road & Rail	9,488,803	—	9,488,803
Semiconductors & Semiconductor Equipment	12,251,791	—	12,251,791
Software	2,099,819	—	2,099,819
Specialty Retail	622,642	—	622,642
Thrifts & Mortgage Finance	879,276	—	879,276
Trading Companies & Distributors	2,521,141	—	2,521,141
Wireless Telecommunication Services	2,926,041	—	2,926,041
Money Market Fund	3,063,704	—	3,063,704

Total Investments	$223,126,646	$5,850,788	$228,977,434

Liabilities:
Foreign Currency Exchange Contracts	$—	$(53)	$(53)

There were no Level 3 investments at the end of the year.

As a result of utilizing international fair value pricing at December 31, 2017, a portion of the portfolio was categorized as Level 2.

During the year ended December 31, 2017, there were no material transfers between Level 1 investments, Level 2 investments or Level 3 investments. This does not include transfers between Level 1 investments and Level 2 investments that resulted from the Fund’s use of international fair value pricing during the period. In accordance with the fair value procedures described in Note 1, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on

LVIP Wellington Mid-Cap Value Fund–13

LVIP Wellington Mid-Cap Value Fund

Notes to Financial Statements (continued)

3. Investments (continued)

which the investment is principally traded, causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels based on fair value as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2017 and 2016 was as follows:

	Year Ended
	12/31/17	12/31/16
Ordinary income	$996,902	$571,056
Long-term capital gain	4,099,692	638,696

Total	$5,096,594	$1,209,752

5. Components of Net Assets on a Tax Basis

As of December 31, 2017, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$165,780,400
Undistributed ordinary income	384,780
Undistributed long-term capital gains	5,401,548
Net unrealized appreciation	56,972,441

Net assets	$228,539,169

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales and mark-to-market of forward currency contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions and re-designation of dividends and distributions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2017, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Gain
$109,666	$(109,666)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/17	12/31/16
Shares sold:
Standard Class	1,168,094	1,857,194
Service Class	849,625	815,956
Shares reinvested:
Standard Class	108,451	28,443
Service Class	86,703	20,224

	2,212,873	2,721,817

Shares redeemed:
Standard Class	(587,392)	(767,781)
Service Class	(762,137)	(778,873)

	(1,349,529)	(1,546,654)

Net increase	863,344	1,175,163

7. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

LVIP Wellington Mid-Cap Value Fund–14

LVIP Wellington Mid-Cap Value Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty.

During the year ended December 31, 2017, the Fund used foreign currency exchange contracts to facilitate or expedite the settlement of portfolio transactions.

Fair values of derivative instruments as of December 31, 2017 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Foreign currency exchange contracts (Currency contracts)	Liabilities net of receivables and other assets	$—	Liabilities net of receivables and other assets	$(53)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2017 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$(7,062)	$(53)

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2017.

	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average cost)	$26,430	$25,160

8. Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

The Fund invests a significant portion of its assets in mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized.

LVIP Wellington Mid-Cap Value Fund–15

LVIP Wellington Mid-Cap Value Fund

Notes to Financial Statements (continued)

8. Market Risk (continued)

The Fund had no direct real estate holdings during the year ended December 31, 2017. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be illiquid, are not subject to the Fund’s limit on investments in illiquid securities.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Recent Regulatory Reporting Updates

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amended Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. As of August 1, 2017, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.

11. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Wellington Mid-Cap Value Fund–16

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of LVIP Wellington Mid-Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of LVIP Wellington Mid-Cap Value Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”) as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.

Philadelphia, Pennsylvania

February 22, 2018

LVIP Wellington Mid-Cap Value Fund–17

LVIP Wellington Mid-Cap Value Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2017, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)	(B) Long-Term Capital Gains Distributions (Tax Basis)	Total Distributions (Tax Basis)
19.56%	80.44%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 22-23 and September 11-12, 2017, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various sub-advisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the sub-advisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the sub-advisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information (including total return and standard deviation) provided by Morningstar for the standard class of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2017. The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Funds, and had delegated those duties to unaffiliated sub-advisers responsible for investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the sub-adviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the sub-advisers’ investment performance.

LVIP Wellington Mid-Cap Value Fund–18

LVIP Wellington Mid-Cap Value Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver on assets up to $100 million through April 30, 2018. The Board noted that the investment management fees for the Fund were higher than the median investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and that LIAC had implemented an advisory fee waiver and expense limitation through April 30, 2018 and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreements between LIAC and Wellington Management Company, LLP (“Wellington”) on behalf of the LVIP Wellington Capital Growth Fund and the LVIP Wellington Mid-Cap Value Fund, the Board considered the nature, extent and quality of services provided by Wellington under the subadvisory agreements. The Board reviewed the services provided by Wellington, the backgrounds of the investment professionals servicing the Funds, the reputation, resources and investment approach of Wellington. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.

Performance. The Board reviewed the LVIP Wellington Mid-Cap Value Fund’s total return and standard deviation compared to the total return and standard deviation of a peer group of funds included in the Morningstar Mid-Cap Value funds category and the Russell 2500® Value TR USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one, three and five year periods and the same as the return of the Morningstar peer group median and below the benchmark index for the ten year period. The Board considered LIAC’s comment that the Fund’s 2016 underperformance had affected longer-term performance and, that prior to 2016, the sub-adviser had outperformed the benchmark for four consecutive calendar years. The Board concluded that the services provided by Wellington were satisfactory.

Subadvisory Fee and Economies of Scale. The Board noted that the subadvisory fee schedule for the LVIP Wellington Mid-Cap Value Fund was higher than or within range of the fees charged to other registered investment companies sub-advised by Wellington. They considered Wellington’s statement that the fees were reasonable when compared to other comparable accounts and in light of the scope and quality of the services provided. The Board considered that LIAC compensates Wellington from its fees and that the subadvisory fee schedule for the Fund was negotiated between LIAC and Wellington, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.

Profitability and Fallout Benefits. The Board considered that the subadvisory fee schedules were negotiated between LIAC and Wellington, an unaffiliated third party, and that LIAC compensates Wellington from its fees. The Board reviewed materials provided by Wellington as to any additional benefits it receives and noted Wellington’s statement that the engagement provides a reputational benefit and that it obtains research through client commission arrangements.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.

LVIP Wellington Mid-Cap Value Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.

The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.

The term Fund Complex includes the 92 series of Lincoln Variable Insurance Products Trust.

Interested Trustee

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	Formerly: Lincoln Advisors Trust

* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of both the Advisor and The Lincoln National Life Insurance Company, the parent company of the Trust’s Adviser.

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	92	Formerly: Lincoln Advisors Trust

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	Formerly: Lincoln Advisors Trust

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	Formerly: Lincoln Advisors Trust

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Formerly: Lincoln Advisors Trust

LVIP Wellington Mid-Cap Value Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Charles I. Plosser*** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Public Governor for the Financial Industry Regulatory Authority (FINRA); Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	92	Rochester Gas and Electric Corporation

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Associated Grocers of New England (Director Emeritus); Formerly: Lincoln Trust Advisors

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	Formerly: Lincoln Advisors Trust

Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	92	St. Vincent Health; Formerly: Lincoln Advisors Trust

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	92	Formerly: Lincoln Advisors Trust

Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012	92	Trustee of FundVantage Trust

** Steve A. Cobb, is the son-in-law of Kenneth G. Stella.

*** Charles I. Plosser was appointed Trustee effective January 1, 2018.

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.

Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.

LVIP Wellington Mid-Cap Value Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.

Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Vice President, Secretary, and Chief Legal Officer	Since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President and Chief Compliance Officer, Lincoln National Corporation; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Deputy General Counsel, Janney Montgomery Scott LLC.

Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.

Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.

John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

LVIP Wellington Mid-Cap Value Fund–22

LVIP Western Asset Core Bond Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2017

LVIP Western Asset Core Bond Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Western Asset Core Bond Fund

2017 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation Subadvised by: Western Asset Management Company

The Fund returned 4.54% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2017, while its benchmark, Bloomberg Barclays U.S. Aggregate Bond Index1, returned 3.54% during the same period.

The broad U.S. fixed income market posted a solid gain in 2017 even as shorter-term Treasury (UST) yields moved higher, especially towards the end of the year. Two-year Treasury yields rose from 1.20% to 1.89%, 10-year Treasury yields inched down from 2.45% to 2.40% and 30-year Treasury yields declined from 3.06% to 2.74%.

U.S. economic growth firmed modestly but steadily in 2017. U.S. gross domestic product (GDP) growth was an anemic 1.8% and 1.2% for the fourth quarter of 2016 and the first quarter of 2017, respectively. This was followed, however by second quarter growth of 3.1% and third quarter growth of 3.2% which represented the strongest two quarters of growth since 2014.

The Tax Cuts and Jobs Act of 2017 was signed into law on December 22 with many of the new provisions taking effect almost immediately. This represents the first major overhaul of the US tax code in more than three decades. While the impact on individuals will be mixed, US corporations stand out as clear beneficiaries of the new legislation. It remains to be seen how much of a long-term impact this will have on the US economy but it should result in a modest upward boost to growth in the near term.

In December, the Federal Reserve (Fed) raised interest rates for the third time in 2017, as was widely expected, to a target range of 1.25% to 1.50%. The Fed also kept its outlook for three rate hikes in 2018 unchanged.

The largest contributor to the Fund’s relative performance during the reporting period was our yield curve and tactical long duration positioning. Specifically, an overweight to longer dated U.S. Treasuries was beneficial as the yield curve flattened. Another large contributor to the Fund’s outperformance of its benchmark was an overweight position to structured products, especially non-agency mortgages (those not backed by a government-sponsored agency). The sector continued to benefit from solid fundamental performance, strong demand, and an attractive technical backdrop. Exposure to emerging markets was significant contributor as they benefited from attractive valuations and an improving global growth outlook. U.S. dollar denominated positions in emerging market government and corporate bonds contributed as their spreads tightened. Overweight positions to investment grade corporate credit contributed to performance as spreads tightened over the year. Overweight positions to certain industries such as financials, energy, metals and mining were particularly beneficial.

The Fund’s out of benchmark exposure to TIPS was the only slight detractor to performance as longer dated breakeven inflation rates declined.

Portfolio Managers:

Western Asset Management Company:     John Bellows

Carl L. Eichstaedt

S. Kenneth Leech

Mark S. Lindbloom

Julien Scholnick

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 7/14/16 through 12/31/17

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Western Asset Core Bond Fund on 7/14/16 (commencement of operations). As the chart shows, by 12/31/17, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,107 for the Standard Class shares and to $10,068 for the Service Class shares. For comparison, look at how the Bloomberg Barclays U.S. Aggregate Bond Index did over the same period. The same $10,000 investment would have increased to $10,060.Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Total returns on investment	Ended 12/31/17

Standard Class Shares
One Year	+4.54%
Inception (7/14/16)	+0.73%

Service Class Shares
One Year	+4.27%
Inception (7/14/16)	+0.46%
1.

The Bloomberg Barclays U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage and asset backed securities with at least one year to maturity and at least $250 million per amount outstanding.

LVIP Western Asset Core Bond Fund–1

LVIP Western Asset Core Bond Fund

Disclosure

      OF FUND EXPENSES (unaudited)

For the Period July 1, 2017 to December 31, 2017

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Annualized Expense Ratio	Expenses Paid During Period 7/1/17 to 12/31/17*
Actual
Standard Class Shares	$1,000.00	$1,018.70	0.52%	$2.65
Service Class Shares	1,000.00	1,017.40	0.77%	3.92
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.58	0.52%	$2.65
Service Class Shares	1,000.00	1,021.32	0.77%	3.92

*“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Western Asset Core Bond Fund–2

LVIP Western Asset Core Bond Fund

Security Type/Sector Allocation and Credit Quality Breakdown (unaudited)

As of December 31, 2017

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Agency Collateralized Mortgage Obligations	3.27%
Agency Commercial Mortgage-Backed Securities	0.32%
Agency Mortgage-Backed Securities	36.83%
Corporate Bonds	25.42%
Advertising	0.02%
Aerospace & Defense	0.41%
Agriculture	0.71%
Airlines	0.05%
Auto Manufacturers	0.58%
Banks	7.62%
Beverages	0.62%
Biotechnology	0.37%
Chemicals	0.21%
Computers	0.56%
Construction & Engineering	0.10%
Diversified Financial Services	0.40%
Electric	1.33%
Environmental Control	0.05%
Food	0.49%
Health Care Products	0.35%
Health Care Services	0.34%
Household Products & Wares	0.11%
Housewares	0.10%
Insurance	0.27%
Internet	0.17%
Investment Companies	0.02%
Iron, Steel	0.66%
Manufacturing	0.73%
Media	0.58%
Mining	1.15%
Oil & Gas	4.01%
Oil & Gas Services	0.19%
Pharmaceuticals	0.24%
Pipelines	0.52%
Retail	0.40%
Semiconductors	0.21%
Software	0.51%
Telecommunications	1.17%
Textiles	0.07%
Transportation	0.06%
Trucking & Leasing	0.04%

Security Type/Sector	Percentage of Net Assets

Non-Agency Asset-Backed Securities	6.14%

Non-Agency Collateralized Mortgage Obligations	3.96%

Non-Agency Commercial Mortgage-Backed Securities	5.54%

Regional Bonds	0.24%

Sovereign Bonds	4.44%

Supranational Bank	0.02%

U.S. Treasury Obligations	12.12%

Options Purchased	0.06%

Money Market Fund	3.15%

Short-Term Investments	7.96%

Total Value of Securities	109.47%

Options Written	(0.01%	)

Liabilities Net of Receivables and Other Assets	(9.46%	)

Total Net Assets	100.00%
Credit Quality Breakdown (as a % of fixed income investments)*

U.S. Government	49.44%

AAA	8.63%

AA	4.61%

A	14.14%

BBB	13.22%

Non-Rated	2.47%

Short-Term Investments	7.49%

Total	100.00%

*For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s Rating Services (“S&P”) or Moody’s Investor Service, Inc. (“Moody”) or Fitch Inc. (“Fitch”). Agency Collateralized Mortgage Obligations, Agency Commercial Mortgage-Backed Securities, Agency Mortgage-Backed Securities, and U.S. Treasury Obligations appear under “U.S. Government”. “Non-Rated” is used to classify securities for which a rating is not available and does not necessarily indicate low credit quality. Credit quality ratings are subject to change.

LVIP Western Asset Core Bond Fund–3

LVIP Western Asset Core Bond Fund

Statement of Net Assets
December 31, 2017

	Principal Amount°	Value (U.S. $)

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–3.27%
Fannie Mae Connecticut Avenue Securities
•Series 2014-C04 1M2 6.452% (LIBOR01M + 4.90%) 11/25/24	4,659,407	$5,331,104
Fannie Mae REMICs
•*Series 2008-76 EI 2.948% (4.50% minus LIBOR01M, Cap 4.50%, Floor 0.00%) 9/25/23	1,632,531	17,511
•*Series 2010-100 SV 5.078% (6.63% minus LIBOR01M, Cap 6.63%, Floor 0.00%) 9/25/40	3,471,932	593,325
•*Series 2010-134 SK 4.498% (6.05% minus LIBOR01M, Cap 6.05%, Floor 0.00%) 6/25/38	10,007,470	611,649
*Series 2012-101 BI 4.00% 9/25/27	380,669	36,544
•*Series 2013-54 BS 4.598% (6.15% minus LIBOR01M, Cap 6.15%, Floor 0.00%) 6/25/43	263,398	52,105
•*Series 2013-124 SB 4.398% (5.95% minus LIBOR01M, Cap 5.95%, Floor 0.00%) 12/25/43	720,057	137,057
•*Series 2016-60 QS 4.548% (6.10% minus LIBOR01M, Cap 6.10%, Floor 0.00%) 9/25/46	2,411,834	384,276
•*Series 2016-61 BS 4.548% (6.10% minus LIBOR01M, Cap 6.10%, Floor 0.00%) 9/25/46	4,552,632	668,666
•*Series 2017-76 SB 4.548% (6.10% minus LIBOR01M, Cap 6.10%, Floor 0.00%) 10/25/57	3,612,862	661,571
•*Series 2017-85 SC 4.648% (6.20% minus LIBOR01M, Cap 6.20%, Floor 0.00%) 11/25/47	769,182	138,526
Freddie Mac REMICs
•*Series 3973 SA 5.013% (6.49% minus LIBOR01M, Cap 6.49%, Floor 0.00%) 12/15/41	1,740,695	331,762
•*Series 4057 CS 4.573% (6.05% minus LIBOR01M, Cap 6.05%, Floor 0.00%) 4/15/39 .	3,300,109	250,801

	Principal Amount°	Value (U.S. $)

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Freddie Mac Strips
•*Series 334 S7 4.623% (6.10% minus LIBOR01M, Cap 6.10%, Floor 0.00%) 8/15/44 .	2,923,661	$575,505
•*Series 353 S1 4.523% (6.00% minus LIBOR01M, Cap 6.00%, Floor 0.00%) 12/15/46	1,012,697	203,098
Freddie Mac Structured Agency Credit Risk Debt Notes
•Series 2014-HQ2 M2 3.752% (LIBOR01M + 2.20%) 9/25/24	7,736,886	7,982,745
•Series 2015-DNA3 M2 4.402% (LIBOR01M + 2.85%) 4/25/28	4,182,322	4,328,448
•Series 2015-HQ2 M2 3.502% (LIBOR01M + 1.95%) 5/25/25	517,711	529,684
•Series 2015-HQA2 M2 4.352% (LIBOR01M + 2.80%) 5/25/28	456,015	471,517
•Series 2016-DNA1 M2 4.452% (LIBOR01M + 2.90%) 7/25/28	11,247,000	11,590,119
•Series 2016-DNA3 M2 3.552% (LIBOR01M + 2.00%) 12/25/28	280,000	284,891
•Series 2016-HQA1 M2 4.302% (LIBOR01M + 2.75%) 9/25/28	6,910,000	7,103,424
•Series 2016-HQA2 M2 3.802% (LIBOR01M + 2.25%) 11/25/28	323,000	331,336
•Series 2016-HQA3 M2 2.902% (LIBOR01M + 1.35%) 3/25/29	9,000,000	9,131,440
GNMA
•*Series 2007-51 SG 5.079% (6.58% minus LIBOR01M, Cap 6.58%, Floor 0.00%) 8/20/37	403,693	66,891
Series 2010-42 PC 5.00% 7/20/39	185,000	198,533
*Series 2013-53 OI 3.50% 4/20/43	2,958,280	481,836
•*Series 2013-74 IO 0.795% 12/16/53	58,146,769	2,902,506
•*Series 2016-21 ST 4.649% (6.15% minus LIBOR01M, Cap 6.15%, Floor 0.00%) 2/20/46	3,311,547	651,392

LVIP Western Asset Core Bond Fund–4

LVIP Western Asset Core Bond Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
GNMA (continued)
•Series 2016-56 VL 3.367% 3/16/57	2,160,520	$2,153,480
*Series 2016-84 IG 4.50% 11/16/45	5,857,600	1,180,104
•*Series 2016-128 IO 0.936% 9/16/56	20,198,233	1,476,313
•*Series 2016-135 SB 4.609% (6.10% minus LIBOR01M, Cap 6.10%, Floor 0.00%) 10/16/46	534,107	110,093
•*Series 2017-H22 IC 2.179% 11/20/67	2,689,960	365,757

Total Agency Collateralized Mortgage Obligations (Cost $62,217,271)		61,334,009

AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–0.32%
Fannie Mae-Aces
Series 2016-M11 AL 2.944% 7/25/39	2,317,344	2,275,289
•*tFreddie Mac Multifamily Structured Pass Through Certificates Series K058 X1 0.93% 8/25/26	55,464,211	3,730,839

Total Agency Commercial Mortgage-Backed Securities (Cost $6,043,033)		6,006,128

AGENCY MORTGAGE-BACKED SECURITIES–36.83%
Fannie Mae
2.91% 6/1/25	544,138	549,608
2.95% 7/1/27	1,480,000	1,490,943
3.50% 3/1/57	9,247,606	9,482,946
4.00% 8/1/56	12,937,899	13,600,239
Fannie Mae S.F. 15 yr
3.00% 10/1/32	18,214,968	18,562,784
3.50% 4/1/32	5,328,969	5,558,897
4.00% 1/1/27	1,475,297	1,542,537
Fannie Mae S.F. 30 yr
3.00% 11/1/46	3,281,202	3,282,870
3.00% 12/1/46	1,322,442	1,326,840
3.00% 1/1/47	3,313,509	3,321,310
3.00% 2/1/47	2,864,830	2,874,422
3.50% 11/1/44	48,470,636	50,067,201
3.50% 10/1/47	26,730,568	27,461,658
4.00% 11/1/42	1,868,324	1,973,524
4.00% 10/1/44	27,175,886	28,685,580
4.00% 4/1/47	3,015,782	3,174,584
4.00% 5/1/47	8,647,854	9,101,883
4.00% 9/1/47	34,234,600	35,834,362
4.00% 10/1/47	19,724,811	20,647,583
4.50% 6/1/38	2,399,221	2,564,679

	Principal Amount°	Value (U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued)
4.50% 6/1/39	1,987,488	$2,144,246
4.50% 10/1/41	1,329,400	1,426,919
4.50% 1/1/42	5,077,772	5,442,701
4.50% 10/1/43	2,603,720	2,810,037
4.50% 3/1/44	13,876	14,788
4.50% 8/1/44	4,566,399	4,890,501
4.50% 3/1/46	4,047,456	4,359,118
4.50% 3/1/47	5,853,338	6,232,403
4.50% 6/1/47	773,743	823,850
5.00% 4/1/37	59,153	64,194
5.50% 5/1/34	802,853	890,930
5.50% 9/1/36	1,088,056	1,207,020
5.50% 1/1/38	3,282,454	3,639,186
5.50% 1/1/39	1,256,810	1,394,408
5.50% 3/1/40	2,169,213	2,406,375
5.50% 3/1/41	1,078,360	1,196,444
5.50% 6/1/41	736,006	816,509
5.50% 7/1/41	2,313,405	2,566,602
6.00% 1/1/39	95,676	107,818
6.00% 10/1/39	1,329,887	1,509,490
6.00% 4/1/40	99,465	112,092
6.00% 10/1/40	461,458	520,094
6.00% 7/1/41	1,340,412	1,512,798
Fannie Mae S.F. 30 yr TBA
3.00% 1/1/48	15,500,000	15,500,000
3.50% 1/1/48	33,300,000	34,189,736
4.00% 1/1/48	19,500,000	20,391,909
Freddie Mac S.F. 15 yr TBA
2.50% 1/1/33	18,000,000	17,969,062
3.00% 1/1/33	3,000,000	3,054,604
Freddie Mac S.F. 20 yr
3.00% 6/1/36	293,217	298,383
4.50% 8/1/23	4,104,414	4,361,783
Freddie Mac S.F. 30 yr
3.00% 1/1/47	5,659,775	5,676,125
3.50% 7/1/47	8,880,393	9,154,819
3.50% 11/1/47	24,428,821	25,124,786
4.00% 8/1/44	63,288	66,195
4.00% 5/1/45	51,857	54,233
4.00% 9/1/45	48,951	51,190
4.00% 10/1/45	87,103	91,092
4.00% 11/1/45	64,110	67,046
4.00% 12/1/45	691,987	723,659
4.00% 9/1/46	814,110	851,363
4.00% 12/1/46	986,247	1,031,505
4.00% 2/1/47	818,635	856,095
4.00% 7/1/47	4,849,968	5,075,200
4.00% 10/1/47	29,609,126	30,966,100
4.00% 12/1/47	8,578,563	8,982,286
4.50% 10/1/35	541,087	577,359
4.50% 5/1/47	267,805	284,632

LVIP Western Asset Core Bond Fund–5

LVIP Western Asset Core Bond Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac S.F. 30 yr TBA
3.00% 1/1/48	23,600,000	$23,596,302
4.00% 1/1/48	18,400,000	19,240,937
GNMA II S.F. 30 yr
3.00% 9/20/47	49,622,122	50,120,586
3.50% 9/20/47	73,186,619	75,732,774
3.50% 10/20/47	1,891,855	1,960,548
3.50% 11/20/47	199,567	206,510
3.50% 12/20/47	15,000,000	15,521,849
4.00% 8/20/47	7,051,020	7,384,112
GNMA II S.F. 30 yr TBA
3.00% 1/1/48	4,400,000	4,439,875
4.00% 1/1/48	20,000,000	20,848,438

Total Agency Mortgage-Backed Securities (Cost $694,845,947)		691,644,066

CORPORATE BONDS–25.42%
Advertising–0.02%
WPP Finance 2010 5.625% 11/15/43	343,000	396,252

		396,252

Aerospace & Defense–0.41%
Boeing 4.875% 2/15/20	890,000	940,315
Harris
4.854% 4/27/35	580,000	650,111
5.054% 4/27/45	80,000	94,458
Lockheed Martin
3.55% 1/15/26	1,676,000	1,743,273
4.50% 5/15/36	240,000	269,960
Northrop Grumman
2.55% 10/15/22	1,520,000	1,510,858
2.93% 1/15/25	1,890,000	1,881,739
3.25% 1/15/28	660,000	662,372

		7,753,086

Agriculture–0.71%
Altria Group 5.375% 1/31/44	390,000	475,502
BAT Capital
3.557% 8/15/27	7,620,000	7,644,987
4.54% 8/15/47	1,540,000	1,628,153
Philip Morris International
2.50% 8/22/22	800,000	793,173
4.50% 3/20/42	2,340,000	2,552,204
Reynolds American 5.85% 8/15/45	200,000	250,691

		13,344,710

Airlines–0.05%
tAmerican Airlines 2014-1
Class A Pass Through Trust 3.70% 10/1/26	260,009	265,860

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Airlines (continued)
tAmerican Airlines 2015-1
Class A Pass Through Trust 3.375% 5/1/27	729,284	$731,245

		997,105

Auto Manufacturers–0.58%
BMW US Capital 2.80% 4/11/26	2,144,000	2,098,421
Ford Motor Credit
3.096% 5/4/23	1,366,000	1,359,833
3.336% 3/18/21	1,939,000	1,970,809
General Motors 6.75% 4/1/46	191,000	241,329
General Motors Financial
3.45% 4/10/22	1,140,000	1,156,297
3.70% 5/9/23	2,090,000	2,134,142
4.375% 9/25/21	643,000	676,947
Toyota Motor Credit 2.80% 7/13/22	1,225,000	1,240,271

		10,878,049

Banks–7.62%
Bank Nederlandse Gemeenten 1.625% 4/19/21	1,294,000	1,266,830
Bank of America
3.30% 1/11/23	4,140,000	4,238,149
µ3.593% 7/21/28	3,730,000	3,795,951
4.25% 10/22/26	3,250,000	3,428,740
4.45% 3/3/26	8,611,000	9,207,207
5.00% 1/21/44	2,180,000	2,639,566
BNP Paribas 4.625% 3/13/27	1,390,000	1,485,615
BPCE 5.15% 7/21/24	780,000	846,939
Citigroup
3.30% 4/27/25	4,070,000	4,114,593
4.45% 9/29/27	16,000,000	16,959,557
4.75% 5/18/46	620,000	686,223
Commonwealth Bank of Australia 3.90% 7/12/47	2,290,000	2,347,164
Compass Bank 3.875% 4/10/25	892,000	896,236
Cooperatieve Rabobank
2.50% 1/19/21	648,000	651,251
4.375% 8/4/25	3,250,000	3,436,261
5.25% 8/4/45	780,000	942,439
µ11.00% 12/29/49	1,520,000	1,704,300
Credit Suisse Group Funding Guernsey
3.125% 12/10/20	1,139,000	1,153,503
4.55% 4/17/26	2,881,000	3,089,988
Goldman Sachs Group
3.50% 11/16/26	4,000,000	4,027,542
µ3.691% 6/5/28	3,000,000	3,046,990
4.25% 10/21/25	1,340,000	1,401,868
4.75% 10/21/45	3,090,000	3,548,176
5.15% 5/22/45	800,000	929,883

LVIP Western Asset Core Bond Fund–6

LVIP Western Asset Core Bond Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Banks (continued)
Goldman Sachs Group (continued)
5.25% 7/27/21	2,380,000	$2,580,686
6.25% 2/1/41	1,660,000	2,241,626
6.75% 10/1/37	750,000	1,005,812
HSBC Holdings
3.40% 3/8/21	1,340,000	1,370,227
µ4.041% 3/13/28	3,410,000	3,557,789
4.30% 3/8/26	910,000	968,497
µ6.875% 12/29/49	566,000	611,280
Intesa Sanpaolo
3.125% 7/14/22	2,010,000	1,997,597
3.875% 7/14/27	4,080,000	4,086,160
JPMorgan Chase & Co.
3.625% 12/1/27	1,570,000	1,590,137
4.125% 12/15/26	2,000,000	2,113,783
4.25% 10/1/27	7,738,000	8,240,819
Kreditanstalt fuer Wiederaufbau 1.50% 6/15/21	1,006,000	981,527
Lloyds Banking Group
µ2.907% 11/7/23	2,120,000	2,104,190
3.10% 7/6/21	233,000	235,546
4.65% 3/24/26	2,810,000	2,972,171
Santander UK Group Holdings
2.875% 10/16/20	635,000	637,680
3.125% 1/8/21	1,210,000	1,222,699
State Street 3.10% 5/15/23	730,000	736,880
UBS Group Funding Switzerland
3.491% 5/23/23	1,820,000	1,850,836
4.125% 4/15/26	1,176,000	1,235,257
4.253% 3/23/28	4,080,000	4,307,265
US Bancorp 2.35% 1/29/21	713,000	713,438
•Wachovia Capital Trust III 5.57% 3/29/49	1,850,000	1,866,188
Wells Fargo & Co.
3.00% 10/23/26	1,390,000	1,363,986
4.125% 8/15/23	2,460,000	2,596,149
4.30% 7/22/27	3,004,000	3,202,447
4.40% 6/14/46	2,750,000	2,907,447
4.60% 4/1/21	2,410,000	2,562,279
4.65% 11/4/44	30,000	32,792
4.75% 12/7/46	3,140,000	3,518,030
4.90% 11/17/45	1,630,000	1,849,220

		143,105,411

Beverages–0.62%
Anheuser-Busch InBev Finance
3.30% 2/1/23	1,350,000	1,383,006
4.90% 2/1/46	7,260,000	8,447,971
Diageo Investment 2.875% 5/11/22	900,000	914,105
PepsiCo 4.45% 4/14/46	769,000	876,033

		11,621,115

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Biotechnology–0.37%
Amgen 3.875% 11/15/21	570,000	$596,259
Celgene 3.25% 8/15/22	2,818,000	2,865,666
Gilead Sciences
3.65% 3/1/26	2,090,000	2,170,397
4.75% 3/1/46	1,190,000	1,379,878

		7,012,200

Chemicals–0.21%
Equate Petrochemical 4.25% 11/3/26	2,700,000	2,755,350
OCP 4.50% 10/22/25	1,257,000	1,261,141

		4,016,491

Computers–0.56%
Apple
2.00% 11/13/20	950,000	944,388
2.45% 8/4/26	3,950,000	3,790,216
Dell International
3.48% 6/1/19	1,690,000	1,711,759
4.42% 6/15/21	3,810,000	3,973,193

		10,419,556

Construction & Engineering–0.10%
Mexico City Airport Trust 5.50% 10/31/46	1,930,000	1,913,113

		1,913,113

Diversified Financial Services–0.40%
AerCap Ireland Capital 4.50% 5/15/21	1,590,000	1,671,152
International Lease Finance 8.625% 1/15/22	590,000	711,176
Visa
3.15% 12/14/25	2,120,000	2,169,485
4.30% 12/14/45	2,560,000	2,920,458

		7,472,271

Electric–1.33%
Comision Federal de Electricidad
4.75% 2/23/27	1,720,000	1,806,000
4.875% 1/15/24	1,010,000	1,080,700
DTE Energy 3.30% 6/15/22	1,263,000	1,282,905
Duke Energy
2.40% 8/15/22	1,470,000	1,445,831
3.15% 8/15/27	1,840,000	1,830,462
3.75% 9/1/46	1,555,000	1,544,467
FirstEnergy
2.85% 7/15/22	2,190,000	2,172,381
3.90% 7/15/27	1,750,000	1,796,612
7.375% 11/15/31	1,450,000	1,960,249
Majapahit Holding 7.75% 1/20/20	2,070,000	2,269,341

LVIP Western Asset Core Bond Fund–7

LVIP Western Asset Core Bond Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Electric (continued)
Pacific Gas & Electric
5.80% 3/1/37	892,000	$1,115,211
6.05% 3/1/34	3,330,000	4,204,196
Perusahaan Listrik Negara 4.125% 5/15/27	1,300,000	1,305,513
Southern 3.25% 7/1/26	1,200,000	1,179,032

		24,992,900

Environmental Control–0.05%
Waste Management 2.40% 5/15/23	960,000	942,544

		942,544

Food–0.49%
Danone
2.077% 11/2/21	1,040,000	1,018,258
2.589% 11/2/23	2,160,000	2,109,272
2.947% 11/2/26	850,000	829,242
Kraft Heinz Foods 3.00% 6/1/26	2,992,000	2,884,435
Smithfield Foods 2.70% 1/31/20	2,320,000	2,307,169

		9,148,376

Health Care Products–0.35%
Abbott Laboratories
3.75% 11/30/26	40,000	41,150
4.75% 11/30/36	650,000	732,647
4.90% 11/30/46	1,220,000	1,404,393
Becton Dickinson and Co.
3.363% 6/6/24	1,220,000	1,225,124
3.734% 12/15/24	313,000	321,047
4.685% 12/15/44	660,000	724,532
Medtronic
3.50% 3/15/25	1,050,000	1,090,253
4.625% 3/15/45	940,000	1,097,835

		6,636,981

Health Care Services–0.34%
Aetna 3.875% 8/15/47	470,000	465,218
Anthem
2.95% 12/1/22	1,230,000	1,231,913
3.125% 5/15/22	320,000	323,155
3.35% 12/1/24	430,000	436,900
3.65% 12/1/27	750,000	766,047
Humana
3.95% 3/15/27	1,220,000	1,265,547
4.80% 3/15/47	50,000	56,607
4.95% 10/1/44	220,000	254,371
UnitedHealth Group
3.75% 7/15/25	810,000	854,601
3.875% 10/15/20	610,000	633,512

		6,287,871

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Household Products & Wares–0.11%
Reckitt Benckiser Treasury Services 2.375% 6/24/22	2,150,000	$2,109,164

		2,109,164

Housewares–0.10%
Newell Brands
3.15% 4/1/21	330,000	333,942
3.85% 4/1/23	390,000	404,021
4.20% 4/1/26	1,000,000	1,045,471

		1,783,434

Insurance–0.27%
American International Group 3.75% 7/10/25	450,000	464,697
Brighthouse Financial 3.70% 6/22/27	1,270,000	1,251,477
Chubb INA Holdings 3.35% 5/3/26	590,000	602,766
MetLife 6.40% 12/15/36	1,600,000	1,844,496
Nuveen Finance 2.95% 11/1/19	919,000	928,197

		5,091,633

Internet–0.17%
Amazon.com
3.15% 8/22/27	1,250,000	1,254,413
3.875% 8/22/37	500,000	532,362
4.05% 8/22/47	610,000	660,292
4.95% 12/5/44	630,000	768,843

		3,215,910

Investment Companies–0.02%
Temasek Financial I 2.375% 1/23/23	368,000	364,101

		364,101

Iron, Steel–0.66%
Vale Overseas
5.875% 6/10/21	8,929,000	9,746,004
6.25% 8/10/26	2,310,000	2,681,910

		12,427,914

Manufacturing–0.73%
Eaton
2.75% 11/2/22	1,660,000	1,666,728
4.15% 11/2/42	1,170,000	1,223,077
General Electric
4.50% 3/11/44	450,000	499,687
5.55% 5/4/20	362,000	387,652
5.875% 1/14/38	650,000	842,188
6.00% 8/7/19	1,016,000	1,076,792
6.875% 1/10/39	5,560,000	8,027,307

		13,723,431

LVIP Western Asset Core Bond Fund–8

LVIP Western Asset Core Bond Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Media–0.58%
Charter Communications Operating
4.20% 3/15/28	2,120,000	$2,108,576
4.908% 7/23/25	2,401,000	2,556,633
5.375% 5/1/47	740,000	761,565
6.484% 10/23/45	1,210,000	1,415,643
Comcast
3.15% 3/1/26	2,166,000	2,184,363
3.375% 8/15/25	1,000,000	1,027,285
Time Warner 3.80% 2/15/27	840,000	840,812

		10,894,877

Mining–1.15%
Anglo American Capital
3.625% 9/11/24	1,900,000	1,893,128
4.00% 9/11/27	930,000	925,259
Barrick Gold 5.25% 4/1/42	10,000	11,571
Barrick North America Finance 5.70% 5/30/41	2,260,000	2,786,670
BHP Billiton Finance USA
2.875% 2/24/22	492,000	497,970
5.00% 9/30/43	480,000	589,880
µ6.25% 10/19/75	1,150,000	1,248,325
µ6.75% 10/19/75	920,000	1,076,483
Glencore Finance Canada 4.25% 10/25/22	820,000	860,130
Glencore Funding
4.00% 3/27/27	550,000	553,245
4.125% 5/30/23	110,000	113,933
4.625% 4/29/24	1,380,000	1,460,062
Nacional del Cobre de Chile 3.625% 8/1/27	2,930,000	2,940,519
Southern Copper 5.25% 11/8/42	5,950,000	6,670,359

		21,627,534

Oil & Gas–4.01%
Anadarko Petroleum
4.50% 7/15/44	2,850,000	2,851,012
6.60% 3/15/46	4,500,000	5,809,092
Apache
4.75% 4/15/43	3,700,000	3,816,570
5.10% 9/1/40	400,000	427,614
6.00% 1/15/37	4,000,000	4,745,300
BP Capital Markets
3.119% 5/4/26	2,820,000	2,853,286
3.216% 11/28/23	1,520,000	1,553,918
3.245% 5/6/22	800,000	820,480
Chevron 2.954% 5/16/26	1,667,000	1,668,302
CNOOC Finance 2015 Australia 2.625% 5/5/20	488,000	487,058
CNOOC Finance 2015 USA 3.50% 5/5/25	3,900,000	3,937,662
ConocoPhillips 4.30% 11/15/44	1,050,000	1,152,922

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Oil & Gas (continued)
Devon Energy
3.25% 5/15/22	370,000	$376,723
5.00% 6/15/45	2,025,000	2,267,704
5.85% 12/15/25	2,260,000	2,643,121
Ecopetrol 5.875% 5/28/45	7,740,000	7,929,641
Exxon Mobil
3.043% 3/1/26	1,150,000	1,168,987
4.114% 3/1/46	1,460,000	1,638,286
KazMunayGas National 5.75% 4/19/47	2,300,000	2,458,125
Noble Energy
3.85% 1/15/28	720,000	723,663
4.95% 8/15/47	350,000	376,040
5.05% 11/15/44	1,200,000	1,290,184
Occidental Petroleum
3.00% 2/15/27	820,000	816,174
3.125% 2/15/22	370,000	379,533
4.10% 2/15/47	1,090,000	1,161,634
4.40% 4/15/46	380,000	421,691
4.625% 6/15/45	1,170,000	1,329,539
Pertamina Persero 6.00% 5/3/42	1,790,000	2,038,810
Petroleos del Peru 4.75% 6/19/32	4,300,000	4,359,125
Petroleos Mexicanos
5.50% 6/27/44	790,000	728,743
5.625% 1/23/46	2,710,000	2,514,880
6.375% 1/23/45	900,000	907,065
6.625% 6/15/35	1,746,000	1,871,869
6.875% 8/4/26	365,000	414,731
Shell International Finance
1.875% 5/10/21	850,000	837,906
2.875% 5/10/26	804,000	804,897
4.00% 5/10/46	4,020,000	4,292,610
Sinopec Group Overseas
Development 2014 4.375% 4/10/24	1,410,000	1,498,074

		75,372,971

Oil & Gas Services–0.19%
Halliburton
3.80% 11/15/25	1,120,000	1,165,901
5.00% 11/15/45	290,000	334,335
Schlumberger Holdings
3.00% 12/21/20	660,000	669,008
4.00% 12/21/25	1,270,000	1,336,784

		3,506,028

Pharmaceuticals–0.24%
AbbVie 3.60% 5/14/25	610,000	628,108
Allergan Funding 3.80% 3/15/25	790,000	805,480

LVIP Western Asset Core Bond Fund–9

LVIP Western Asset Core Bond Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Pharmaceuticals (continued)
Allergan Funding (continued)
4.55% 3/15/35	420,000	$445,742
4.75% 3/15/45	168,000	179,537
Cardinal Health
2.616% 6/15/22	390,000	383,882
3.079% 6/15/24	510,000	502,778
Eli Lilly & Co. 3.10% 5/15/27	460,000	467,472
Johnson & Johnson 3.70% 3/1/46	1,040,000	1,099,038

		4,512,037

Pipelines–0.52%
Energy Transfer 5.875% 3/1/22	1,308,000	1,431,235
Enterprise Products Operating
3.95% 2/15/27	1,783,000	1,856,656
µ7.034% 1/15/68	205,000	206,025
Kinder Morgan Energy Partners 4.25% 9/1/24	1,080,000	1,120,100
Transcontinental Gas Pipe Line 7.85% 2/1/26	4,000,000	5,120,506

		9,734,522

Retail–0.40%
CVS Health
3.875% 7/20/25	2,380,000	2,454,971
5.125% 7/20/45	1,110,000	1,277,079
McDonald’s
3.50% 3/1/27	290,000	298,813
3.70% 1/30/26	890,000	929,299
TJX 2.25% 9/15/26	560,000	526,143
Walgreens Boots Alliance 4.80% 11/18/44	386,000	417,181
Wal-Mart Stores 4.75% 10/2/43	1,290,000	1,591,991

		7,495,477

Semiconductors–0.21%
Broadcom 3.125% 1/15/25	790,000	756,390
3.875% 1/15/27	110,000	108,449
QUALCOMM 2.10% 5/20/20	3,000,000	2,988,417

		3,853,256

Software–0.51%
Microsoft
2.40% 8/8/26	4,900,000	4,730,846
2.70% 2/12/25	310,000	309,821
2.875% 2/6/24	1,780,000	1,807,238
3.30% 2/6/27	1,040,000	1,073,993
3.45% 8/8/36	40,000	41,323
3.70% 8/8/46	280,000	292,676
4.10% 2/6/37	1,240,000	1,387,235

		9,643,132

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Telecommunications–1.17%
America Movil
3.125% 7/16/22	950,000	$963,341
5.00% 3/30/20	1,014,000	1,069,832
AT&T
3.60% 2/17/23	1,321,000	1,352,871
3.90% 8/14/27	2,990,000	3,015,848
4.125% 2/17/26	2,601,000	2,664,902
4.35% 6/15/45	70,000	64,832
4.90% 8/14/37	440,000	446,922
Bharti Airtel 4.375% 6/10/25	1,060,000	1,080,269
Sprint Spectrum 3.36% 9/20/21	1,968,750	1,985,977
Telefonica Emisiones 5.213% 3/8/47	490,000	558,280
Verizon Communications
3.50% 11/1/24	1,240,000	1,264,076
3.85% 11/1/42	890,000	808,155
4.125% 3/16/27	3,780,000	3,949,003
4.522% 9/15/48	840,000	830,505
4.862% 8/21/46	660,000	690,169
5.15% 9/15/23	240,000	267,367
5.25% 3/16/37	560,000	617,734
5.50% 3/16/47	310,000	354,580

		21,984,663

Textiles–0.07%
Cintas No.
2 2.90% 4/1/22	600,000	605,963
3.70% 4/1/27	690,000	719,335

		1,325,298

Transportation–0.06%
United Parcel Service
3.05% 11/15/27	340,000	340,457
3.125% 1/15/21	660,000	676,538

		1,016,995

Trucking & Leasing–0.04%
Aviation Capital Group 6.75% 4/6/21	606,000	677,777

		677,777

Total Corporate Bonds (Cost $469,668,357)		477,298,185

NON-AGENCY ASSET-BACKED SECURITIES–6.14%
•AccessLex Institute Series 2007-1 A4 1.427% (LIBOR03M
+ 0.06%) 1/25/23	1,808,605	1,779,078

LVIP Western Asset Core Bond Fund–10

LVIP Western Asset Core Bond Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

NON-AGENCY ASSET-BACKED SECURITIES (continued)
•ACIS CLO Series 2015-6A A1 2.967% (LIBOR03M + 1.59%) 5/1/27	1,740,000	$1,743,075
•AMMC CLO XII Series 2013-12A AR 2.61% (LIBOR03M + 1.20%) 11/10/30	2,000,000	2,011,200
•Apidos CLO XVIII Series 2014-18A A1R 2.483% (LIBOR03M + 1.12%) 7/22/26	2,000,000	2,000,100
•Apidos CLO XXII Series 2015-22A A1 2.863% (LIBOR03M + 1.50%) 10/20/27	3,500,000	3,512,215
Applebee’s Funding Series 2014-1 A2 4.277% 9/5/44	2,453,850	2,387,523
•Ares XXXIII CLO Series 2015-1A A1R 2.845% (LIBOR03M + 1.35%) 12/5/25	1,750,000	1,762,947
Avis Budget Rental Car Funding AESOP Series 2014-1A A 2.46% 7/20/20	1,001,000	1,002,428
BlueMountain CLO
•Series 2014-3A A1R 2.499% (LIBOR03M + 1.14%) 10/15/26	1,000,000	999,764
•Series 2015-1A A1R 2.689% (LIBOR03M + 1.33%) 4/13/27	2,250,000	2,249,417
•BlueMountain Fuji US CLO I Series 2017-1A C 3.637% (LIBOR03M + 2.35%) 7/20/29	2,000,000	2,035,698
•BlueMountain Fuji US CLO II Series 2017-2A A2 2.931% (LIBOR03M + 1.60%) 10/20/30	1,500,000	1,507,677
•Carlyle US CLO Series 2017-2A A1B 2.551% (LIBOR03M + 1.22%) 7/20/31	3,500,000	3,504,564
•Catskill Park CLO Series 2017-1A A2 3.063% (LIBOR03M + 1.70%) 4/20/29	1,500,000	1,508,133
CBAM
•Series 2017-1A A1 2.58% (LIBOR03M + 1.25%) 7/20/30	4,750,000	4,767,813
•Series 2017-2A B1 3.141% (LIBOR03M + 1.75%) 10/17/29	1,250,000	1,257,404
•CIFC Funding Series 2017-4A A2 3.083% (LIBOR03M + 1.70%) 10/24/30	2,000,000	2,013,804

	Principal Amount°	Value (U.S. $)

NON-AGENCY ASSET-BACKED SECURITIES (continued)
•Crestline Denali CLO Series 2013-1A A1LR 2.421% (LIBOR03M + 1.05%) 10/26/27	4,500,000	$4,497,719
•GT Loan Financing I Series 2013-1A A 2.648% (LIBOR03M + 1.27%) 10/28/24	2,850,000	2,849,436
•KKR CLO Series 18 A 2.624% (LIBOR03M + 1.27%) 7/18/30	3,000,000	3,022,665
•Magnetite XVIII Series 2016-18A A 2.816% (LIBOR03M + 1.40%) 11/15/28	1,500,000	1,510,026
•Mill City Mortgage Loan Trust Series 2017-1 M3 3.25% 11/25/58	5,633,000	5,512,431
•Navient Student Loan Trust Series 2017-3A A3 2.602% (LIBOR01M + 1.05%) 7/26/66	2,000,000	2,052,638
•Neuberger Berman Loan Advisers CLO 24 Series 2017-24A C 3.807% (LIBOR03M + 2.45%) 4/19/30	1,000,000	1,006,289
•OZLM XI Series 2015-11A BR 3.678% (LIBOR03M + 2.30%) 10/30/30	1,250,000	1,267,115
•Regatta VII Funding Series 2016-1A B2 3.425% (LIBOR03M + 1.80%) 12/20/28	2,750,000	2,756,430
•Seneca Park CLO Series 2014-1A AR 2.473% (LIBOR03M + 1.12%) 7/17/26	1,500,000	1,515,648
•SLC Student Loan Trust Series 2008-1 A4A 3.188% (LIBOR03M + 1.60%) 12/15/32	5,169,133	5,335,547
SLM Private Credit Student Loan Trust
•Series 2005-B A4 1.918% (LIBOR03M + 0.33%) 6/15/39	7,920,000	7,513,714
•Series 2006-A A5 1.878% (LIBOR03M + 0.29%) 6/15/39	3,870,000	3,705,740
•SLM Private Educational Loan Trust Series 2012-E A2B 3.227% (LIBOR01M + 1.75%) 6/15/45	2,478,317	2,499,388
SLM Student Loan Trust
•Series 2005-10 A5 1.497% (LIBOR03M + 0.13%) 7/26/21	4,519,688	4,482,810

LVIP Western Asset Core Bond Fund–11

LVIP Western Asset Core Bond Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

NON-AGENCY ASSET-BACKED SECURITIES (continued)
•Series 2008-6 A4 2.467% (LIBOR03M + 1.10%) 7/25/23	980,000	$992,999
•SMB Private Education Loan Trust Series 2016-C A2B 2.577% (LIBOR01M + 1.10%) 9/15/34	3,400,000	3,457,534
•Structured Asset Securities Mortgage Loan Trust Series 2006-GEL3 A3 1.852% (LIBOR01M + 0.30%) 7/25/36	4,079,170	3,986,587
•TCI-Symphony CLO Series 2016-1A B1 3.159% (LIBOR03M + 1.80%) 10/13/29	2,500,000	2,516,038
Towd Point Mortgage Trust
•Series 2015-6 A1B 2.75% 4/25/55	3,703,850	3,699,931
•Series 2016-1 A1B 2.75% 2/25/55	334,224	334,305
•Series 2016-2 A1 3.00% 8/25/55	314,191	316,372
•Venture XXIV CLO Series 2016-24A A1D 2.783% (LIBOR03M + 1.42%) 10/20/28	1,000,000	1,004,054
•Venture XXVIII CLO Series 2017-28A A2 2.716% (LIBOR03M + 1.11%) 7/20/30	2,000,000	2,006,324
•Venture XXX CLO Series 2017-30A C 3.465% (LIBOR03M + 1.95%) 1/15/31	1,825,000	1,823,184
Voya CLO
•Series 2013-1A A1AR 2.569% (LIBOR03M + 1.21%) 10/15/30	4,625,000	4,622,664
•Series 2013-3A A1R 2.404% (LIBOR03M + 1.05%) 1/18/26	2,000,000	2,002,562
•Series 2014-2A A1R 2.603% (LIBOR03M + 1.25%) 4/17/30	3,000,000	3,017,256

Total Non-Agency Asset-Backed Securities (Cost $114,049,985)		115,350,246

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–3.96%
•Adjustable Rate Mortgage Trust Series 2005-9 5A1 2.092% (LIBOR01M + 0.54%) 11/25/35	2,981,377	2,960,164

	Principal Amount°	Value (U.S. $)

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
•Bear Stearns ALT-A Trust Series 2004-7 2A1 3.509% 8/25/34	2,000,290	$2,024,217
•Galton Funding Mortgage Trust Series 2017-1 A22 3.00% 7/25/56	2,015,234	2,012,005
•Homestar Mortgage Acceptance Series 2004-3 M1 2.182% (LIBOR01M + 0.63%) 7/25/34 .	1,367,760	1,327,142
•JP Morgan Mortgage Trust Series 2017-5 A2 3.188% 10/26/48	4,466,024	4,442,747
•Merrill Lynch Mortgage Investors Trust Series 2005-A8 A3A3 1.922% (LIBOR01M + 0.37%) 8/25/36	2,455,880	2,432,058
New Residential Mortgage Loan Trust
•Series 2014-2A A3 3.75% 5/25/54	2,789,005	2,830,345
•Series 2015-1A A3 3.75% 5/28/52	1,542,865	1,578,579
•Series 2015-2A A1 3.75% 8/25/55	494,627	506,621
•Series 2015-2A A2 3.75% 8/25/55	6,138,530	6,252,271
•Series 2016-3A A1B 3.25% 9/25/56	3,226,963	3,252,140
•Series 2016-3A B1 4.00% 9/25/56	5,106,253	5,391,268
•Series 2016-4A B2 4.75% 11/25/56	2,426,567	2,464,371
•Series 2017-1A A1 4.00% 2/25/57	8,515,998	8,769,178
•Series 2017-4A A1 4.00% 5/25/57	9,231,643	9,516,114
•Series 2017-6A A1 4.00% 8/27/57	15,549,936	15,957,636
•tOpteum Mortgage Acceptance Asset-Backed Pass Through Certificates Series 2005-1 M5 2.752% (LIBOR01M + 1.20%) 2/25/35	1,921,000	1,898,006
•tStructured Asset Securities Mortgage Pass Through Certificates Series 2004-S3 M1 2.527% (LIBOR01M + 0.975%) 11/25/34	746,145	745,456

Total Non-Agency Collateralized Mortgage Obligations (Cost $74,881,304)		74,360,318

LVIP Western Asset Core Bond Fund–12

LVIP Western Asset Core Bond Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–5.54%
BANK
Series 2017-BNK7 A5 3.435% 9/15/60	1,760,000	$1,799,848
BX Trust
•Series 2017-APPL A 2.357% (LIBOR01M + 0.88%) 7/15/34	1,470,000	1,471,843
CD Mortgage Trust Series 2016-CD1 A4 2.724% 8/10/49	2,560,000	2,487,944
Chicago Skyscraper Trust
•Series 2017-SKY B 2.577% (LIBOR01M + 1.10%) 2/15/30	1,380,000	1,381,732
•Series 2017-SKY C 2.727% (LIBOR01M + 1.25%) 2/15/30	1,380,000	1,383,446
Citigroup Commercial Mortgage Trust
•*Series 2013-GC11 XA 1.725% 4/10/46	16,483,948	743,372
•Series 2013-GC17 D 5.103% 11/10/46	4,500,000	4,285,513
Series 2014-GC25 A4 3.635% 10/10/47	889,000	924,487
Series 2016-P3 A4 3.329% 4/15/49	758,000	771,332
COMM Mortgage Trust
Series 2013-CR6 AM 3.147% 3/10/46	775,000	778,950
Series 2014-CR16 A4 4.051% 4/10/47	774,000	820,608
Series 2014-CR19 A5 3.796% 8/10/47	1,143,000	1,199,049
Series 2014-CR20 A4 3.59% 11/10/47	402,000	416,223
Series 2014-CR20 AM 3.938% 11/10/47	1,580,000	1,630,943
Series 2015-CR23 A4 3.497% 5/10/48	418,000	429,830
•Series 2015-LC19 B 3.829% 2/10/48	870,000	878,163
CSMC
Series 2014-USA B 4.185% 9/15/37	6,440,000	6,598,092
CSMC Trust
•Series 2016-BDWN A 4.377% (LIBOR01M + 2.90%) 2/15/29	4,150,000	4,168,156

	Principal Amount°	Value (U.S. $)

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
CSMC Trust (continued)
•Series 2016-BDWN B 5.977% (LIBOR01M + 4.50%) 2/15/29	2,850,000	$2,864,221
Series 2017-LSTK A 2.761% 4/5/33	1,350,000	1,353,238
DB-JPM Mortgage Trust
Series 2016-C1 A4 3.276% 5/10/49	925,000	937,543
DB-UBS Mortgage Trust
•Series 2011-LC1A C 5.698% 11/10/46	948,000	1,015,602
GRACE Mortgage Trust
Series 2014-GRCE A 3.369% 6/10/28	1,986,000	2,036,992
GS Mortgage Securities Trust
•Series 2010-C1 C 5.635% 8/10/43	437,000	455,651
•Series 2013-PEMB A 3.55% 3/5/33	5,000,000	4,909,895
Series 2014-GC24 A5 3.931% 9/10/47	1,448,000	1,534,495
Series 2015-GC32 A4 3.764% 7/10/48	512,000	538,215
Hospitality Mortgage Trust
•Series 2017-HIT A 2.094% (LIBOR01M + 0.85%) 5/8/30	1,340,000	1,341,674
Hudson Yards Mortgage Trust
Series 2016-10HY A 2.835% 8/10/38	4,350,000	4,247,218
JPM-BB Commercial Mortgage Securities Trust Series 2015-C33 A4 3.77% 12/15/48	1,795,000	1,880,202
JPM-DB Commercial Mortgage Securities Trust
Series 2016-C2 A4 3.144% 6/15/49	1,704,000	1,710,091
•Series 2017-C5 B 4.009% 3/15/50	4,180,000	4,287,831
•Series 2017-C5 C 4.512% 3/15/50	5,211,000	5,397,547
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2013-LC11 B 3.499% 4/15/46	686,000	682,672
•Series 2015-FL7 C 4.327% (LIBOR01M + 2.85%) 5/15/28	681,303	679,151
Series 2015-JP1 A5 3.914% 1/15/49	1,248,000	1,319,939
•Series 2016-JP3 C 3.48% 8/15/49	1,140,000	1,081,756

LVIP Western Asset Core Bond Fund–13

LVIP Western Asset Core Bond Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
LB-UBS Commercial Mortgage Trust
•Series 2006-C6 AJ 5.452% 9/15/39	733,174	$582,511
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-C17 A5 3.741% 8/15/47	717,000	749,355
Series 2015-C23 A4 3.719% 7/15/50	1,618,000	1,691,291
Series 2015-C26 A5 3.531% 10/15/48	1,271,800	1,314,323
Series 2016-C29 A4 3.325% 5/15/49	710,000	721,778
Morgan Stanley Capital I Trust
•Series 2015-MS1 A4 3.779% 5/15/48	1,750,000	1,840,452
MSCG Trust
Series 2016-SNR C 5.205% 11/15/34	1,050,000	1,066,131
Rosslyn Portfolio Trust
•Series 2017-ROSS A 2.427% (LIBOR01M + 0.95%) 6/15/33	1,490,000	1,468,360
VNDO Trust
Series 2016-350P A 3.805% 1/10/35	1,080,000	1,126,746
Wells Fargo Commercial Mortgage Trust
Series 2012-LC5 B 4.142% 10/15/45	474,000	486,790
Series 2015-C26 AS 3.58% 2/15/48	7,640,000	7,717,162
Series 2015-NXS3 A4 3.617% 9/15/57	645,000	669,436
Series 2016-BNK1 A3 2.652% 8/15/49	3,750,000	3,632,092
•*Series 2016-BNK1 XA 1.796% 8/15/49	17,906,450	2,134,216
•*Series 2016-C36 XA 1.362% 11/15/59	42,636,224	3,579,951
•Series 2016-C37 C 4.494% 12/15/49	1,220,000	1,255,402
WFRBS Commercial Mortgage Trust
•Series 2014-C20 C 4.513% 5/15/47	3,603,000	3,570,194

Total Non-Agency Commercial Mortgage-Backed Securities (Cost $106,222,025)		104,049,654

ΔREGIONAL BONDS–0.24%
Canada–0.17%
Province of British Columbia Canada 2.25% 6/2/26	1,445,000	1,398,781

	Principal Amount°	Value (U.S. $)

ΔREGIONAL BONDS (continued)
Canada (continued)
Province of Manitoba Canada 2.125% 6/22/26	872,000	$822,796
Province of Quebec Canada 2.50% 4/20/26	959,000	939,012

		3,160,589

Japan–0.07%
Japan Finance Organization For Municipalities 2.125% 4/13/21	1,468,000	1,443,245

		1,443,245

Total Regional Bonds (Cost $4,830,812)		4,603,834

ΔSOVEREIGN BONDS–4.44%
Colombia–0.35%
Colombia Government International Bond
3.875% 4/25/27	1,840,000	1,875,420
5.00% 6/15/45	630,000	667,800
5.625% 2/26/44	3,420,000	3,924,450

		6,467,670

India–0.07%
Export-Import Bank of India 3.375% 8/5/26	1,300,000	1,279,795

		1,279,795

Indonesia–0.61%
Indonesia Government International Bond
3.85% 7/18/27	2,110,000	2,168,120
4.625% 4/15/43	950,000	989,795
4.75% 7/18/47	400,000	426,931
4.875% 5/5/21	290,000	309,830
5.125% 1/15/45	3,440,000	3,808,692
5.125% 1/15/45	2,130,000	2,358,289
5.25% 1/8/47	1,270,000	1,438,223

		11,499,880

Kazakhstan–0.16%
Kazakhstan Government International Bond 4.875% 10/14/44	2,840,000	3,062,542

		3,062,542

Kuwait–0.13%
Kuwait International Government Bond 3.50% 3/20/27	2,460,000	2,502,846

		2,502,846

Mexico–1.34%
Mexico Government International Bond
4.00% 10/2/23	10,100,000	10,594,900
4.75% 3/8/44	14,380,000	14,574,130

		25,169,030

LVIP Western Asset Core Bond Fund–14

LVIP Western Asset Core Bond Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

ΔSOVEREIGN BONDS (continued)
Panama–0.18%
Panama Government International Bond 4.50% 5/15/47	3,130,000	$3,377,270

		3,377,270

Peru–0.28%
Peruvian Government International Bond 6.55% 3/14/37	3,890,000	5,280,675

		5,280,675

Poland–0.54%
Republic of Poland Government International Bond 4.00% 1/22/24	9,460,000	10,105,077

		10,105,077

Saudi Arabia–0.27%
Saudi Government International Bond 2.875% 3/4/23	5,180,000	5,099,788

		5,099,788

United Arab Emirates–0.29%
Abu Dhabi Government International Bond 2.50% 10/11/22	5,500,000	5,399,735

		5,399,735

Uruguay–0.22%
Uruguay Government International Bond 5.10% 6/18/50	3,640,000	4,049,500

		4,049,500

Total Sovereign Bonds (Cost $82,676,020)		83,293,808

SUPRANATIONAL BANK–0.02%
FMS Wertmanagement 1.375% 6/8/21	476,000	462,942

Total Supranational Bank (Cost $477,823)		462,942

U.S. TREASURY OBLIGATIONS–12.12%
U.S. Treasury Bonds
2.75% 8/15/47	50,000	50,073
2.75% 11/15/47	4,650,000	4,658,356
3.00% 5/15/45	12,640,000	13,277,431
3.00% 2/15/47	20,730,000	21,805,773
3.00% 5/15/47	4,180,000	4,395,613
3.75% 11/15/43	50,490,000	60,171,851
U.S. Treasury Inflation Index
Bond 1.00% 2/15/46	11,857,218	12,679,317
U.S. Treasury Inflation Index Notes
0.125% 4/15/22	7,099,820	7,051,383
0.125% 7/15/26	13,645,070	13,337,805
0.625% 1/15/26	4,930,928	5,011,827
U.S. Treasury Notes
1.875% 12/15/20	32,150,000	32,060,205

	Principal Amount°	Value (U.S. $)

U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Notes (continued) 2.00% 10/31/22	810,000	$803,055
2.125% 11/30/24	8,770,000	8,656,093
2.25% 12/31/24	43,100,000	42,872,716
2.25% 11/15/27	710,000	700,099

Total U.S. Treasury Obligations (Cost $221,657,823)		227,531,597

	Number of Contracts
OPTIONS PURCHASED–0.06%
Futures Call Options–0.01%
U.S. Treasury 5 yr Notes strike price $116.25, expiration date 1/26/18, notional amount $47,662,500	410	86,484
U.S. Treasury Long Bond strike price $151, expiration date 1/26/18, notional amount $9,211,000	61	153,453

		239,937

Futures Put Options–0.05%
U.S. Treasury Long Bond strike price $152, expiration date 1/26/18, notional amount $11,704,000	77	63,766
U.S. Treasury Long Bond strike price $153, expiration date 1/26/18, notional amount $106,335,000	695	879,609

		943,375

Total Options Purchased (Cost $991,565)		1,183,312

	Number of Shares
MONEY MARKET FUND–3.15%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 1.15%)	59,137,258	59,137,258

Total Money Market Fund (Cost $59,137,258)		59,137,258

LVIP Western Asset Core Bond Fund–15

LVIP Western Asset Core Bond Fund

Statement of Net Assets (continued)

	Principal Amount°

SHORT-TERM INVESTMENTS–7.96%
≠Discount Notes–7.96%
Federal Home Loan Bank
0.352% 1/2/18	55,000,000	$55,000,000
0.986% 1/22/18	40,000,000	39,971,560
1.077% 2/23/18	9,900,000	9,881,269
1.088% 2/28/18	19,900,000	19,858,727
1.311% 10/4/18	25,000,000	24,684,900

Total Short-Term Investments (Cost $149,467,824)		149,396,456

TOTAL INVESTMENTS–109.47% (Cost $2,047,167,047)		$2,055,651,813

	Number of Contracts	Value (U.S. $)
OPTIONS WRITTEN–(0.01%)
Futures Call Option–(0.01%)
U.S. Treasury Long Bond strike price $153, expiration date 1/26/18, notional amount $(18,666,000)	(122)	(154,406)

		(154,406)

Futures Put Option–0.00%
U.S. Treasury 5 yr Notes strike price $115.5, expiration date 1/26/18, notional amount $(47,355,000)	(410)	(19,219)

		(19,219)

Total Options Written
(Premiums received $120,746)		(173,625)

★ LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(9.46%)		(177,562,591)

NET ASSETS APPLICABLE TO 190,426,785 SHARES OUTSTANDING–100.00%		$1,877,915,597

NET ASSET VALUE PER SHARE–LVIP WESTERN ASSET CORE BOND FUND STANDARD CLASS ($1,836,303,287 / 186,208,875 Shares)		$9.862

NET ASSET VALUE PER SHARE–LVIP WESTERN ASSET CORE BOND FUND SERVICE CLASS ($41,612,310 / 4,217,910 Shares)		$9.866

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2017:
Shares of beneficial interest (unlimited authorization–no par)		$1,887,201,251
Undistributed net investment income		985,818
Accumulated net realized loss on investments		(20,329,110)
Net unrealized appreciation of investments, foreign currencies and derivatives		10,057,638

TOTAL NET ASSETS		$1,877,915,597

Δ	Securities have been classified by country of origin.

•

Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2017. Rate will reset at a future date.

*	Interest only security. An interest only security is the interest only portion of a fixed income security which is sold separately from the principal portion of the security.

★

Includes $7,281,765 cash collateral held at broker for certain open derivatives, $367,143 variation margin due from broker on futures contracts, $133,741 variation margin due to broker on swap contracts, $245,340,937 payable for securities purchased, $1,384,511 payable for fund shares redeemed, $762,407 due to manager and affiliates, and $101,887 other accrued expenses payable as of December 31, 2017.

LVIP Western Asset Core Bond Fund–16

LVIP Western Asset Core Bond Fund

Statement of Net Assets (continued)

◆

Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

≠	The rate shown is the effective yield at the time of purchase.

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

The following futures contracts and swap contracts were outstanding at December 31, 2017:1

Futures Contracts

Contracts to Buy (Sell)	Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation	Value/ Unrealized Depreciation
Interest Rate Contracts:
(1,650) 90 Day IMM Eurodollar	$(405,240,000)	$(405,825,042)	3/20/18	$585,042	$—
(988) 90 Day IMM Eurodollar	(242,245,250)	(242,495,122)	6/19/18	249,872	—
(180) 90 Day IMM Eurodollar	(44,082,000)	(44,258,235)	9/18/18	176,235	—
(449) 90 Day IMM Eurodollar	(109,842,238)	(109,968,692)	12/18/18	126,454	—
(297) 90 Day IMM Eurodollar	(72,519,975)	(72,401,860)	12/17/19	—	(118,115)
(284) U.S. Treasury 2 yr Notes	(60,807,062)	(60,917,487)	3/30/18	110,425	—
3,807 U.S. Treasury 5 yr Notes	442,236,586	443,760,479	3/30/18	—	(1,523,893)
(192) U.S. Treasury 10 yr Notes	(23,817,000)	(23,887,839)	3/21/18	70,839	—
(320) U.S. Treasury 10 yr Ultra Notes	(42,740,000)	(42,769,284)	3/21/18	29,284	—
(454) U.S. Treasury Long Bonds	(69,462,000)	(69,436,901)	3/21/18	—	(25,099)
837 U.S. Treasury Ultra Bonds	140,328,281	138,861,917	3/21/18	1,466,364	—

Total Futures Contracts				$2,814,515	$(1,667,107)

Swap Contracts

CDS Contracts

Reference Obligation/ Payment Frequency	Notional Amount[2]	Annual Protection Payments	Termination Date	Value	Upfront Payments Paid (Received)	Unrealized Appreciation
Centrally Cleared/ Protection Sold:
CDX.NA.IG.29[3] -Quarterly	250,000,000	1.00%	12/20/22	$5,957,130	$5,280,892	$676,238

Interest Rate Swap (IRS) Contracts

Reference Obligation/ Payment Frequency (Fixed Rate/Floating Rate)	Notional Amount[2]	Fixed Interest Rate Paid (Received)	Floating Interest Rate Paid (Received)[4]	Termination Date	Value	Upfront Payments Paid (Received)	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared:
26 yr IRS
-Semiannual/Quarterly	50,949,000	2.474%	(1.693%)	11/15/43	$982,728	$1,060,883	$—	$(78,155)
26 yr IRS
-Semiannual/Quarterly	15,800,000	2.467%	(1.693%)	11/15/43	327,630	—	327,630	—
26 yr IRS
-Semiannual/Quarterly	351,320,000	1.704%	(1.686%)	9/28/19	(2,007,228)	(267,081)	—	(1,740,147)
26 yr IRS
-Semiannual/Quarterly	5,510,000	2.63%	(1.416%)	11/15/43	(63,271)	(37,049)	—	(26,222)

Total IRS Contracts						$756,753	$327,630	$(1,844,524)

The use of futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1 See Note 7 in “Notes to Financial Statements.”

2 Notional amount shown is stated in U.S. Dollars unless noted that the swap is denominated in another currency.

LVIP Western Asset Core Bond Fund–17

LVIP Western Asset Core Bond Fund

Statement of Net Assets (continued)

3Markit’s North America Investment Grade Index, or CDX.NA.IG Index, is composed of 125 of the most liquid North America entities with investment grade credit ratings that trade in the CDS market. Constituents for the index can be found at www.markit.com/documentation.

4Rate resets based on LIBOR03M.

Summary of Abbreviations:

BB–Barclays Bank

CDS–Credit Default Swap

CDX.NA.IG–Credit Default Swap North America Investment Grade

CLO–Collateralized Loan Obligation

DB–Deutsche Bank

GNMA–Government National Mortgage Association

GS–Goldman Sachs

HSBC–Hong Kong Shanghai Bank

ICE–Intercontinental Exchange

IMM–International Monetary Market

IRS–Interest Rate Swap

JPM–JPMorgan

LB–Lehman Brothers

LIBOR–London Interbank Offered Rate

LIBOR01M–ICE LIBOR USD 1 Month

LIBOR03M–ICE LIBOR USD 3 Month

REMIC–Real Estate Mortgage Investment Conduit

S.F.–Single Family

TBA–To be announced

USD–United States Dollar

yr–Year

See accompanying notes, which are an integral part of the financial statements.

LVIP Western Asset Core Bond Fund–18

LVIP Western Asset Core Bond Fund

Statement of Operations

Year Ended December 31, 2017

INVESTMENT INCOME:

Interest	$36,249,522
Dividends	1,488,746

37,738,268

EXPENSES:
Management fees	6,612,843
Accounting and administration expenses	354,302
Shareholder servicing fees	309,289
Professional fees	78,434
Pricing fees	42,857
Trustees’ fees and expenses	38,377
Distribution fees-Service Class	25,570
Reports and statements to shareholders	17,190
Custodian fees	12,003
Consulting fees	7,291
Other	7,276

7,505,432
Less:
Expenses paid indirectly	(12,003)

Total operating expenses	7,493,429

NET INVESTMENT INCOME	30,244,839

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	(7,654,333)
Foreign currencies	(8)
Futures contracts	(1,695,538)
Options purchased	641,422
Options written	1,799,374
Swap contracts	2,041,797

Net realized loss	(4,867,286)

Net change in unrealized appreciation (depreciation) of:
Investments	42,665,500
Futures contracts	1,456,439
Options purchased	191,747
Options written	21,246
Swap contracts	(4,537,863)

Net change in unrealized appreciation (depreciation)	39,797,069

NET REALIZED AND UNREALIZED GAIN	34,929,783

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$65,174,622

See accompanying notes, which are an integral part of the financial statements.

LVIP Western Asset Core Bond Fund

Statements of Changes in Net Assets

	Year Ended 12/31/17	7/14/16* to 12/31/16
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$30,244,839	$7,938,314
Net realized loss	(4,867,286)	(13,666,964)
Net change in unrealized appreciation (depreciation)	39,797,069	(29,739,431)

Net increase (decrease) in net assets resulting from operations	65,174,622	(35,468,081)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(30,443,690)	(8,054,658)
Service Class	(493,790)	(63)

	(30,937,480)	(8,054,721)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	1,024,271,928	1,408,780,954
Service Class	48,101,524	10,000
Reinvestment of dividends and distributions:
Standard Class	30,443,690	8,054,658
Service Class	493,790	63

	1,103,310,932	1,416,845,675

Cost of shares redeemed:
Standard Class	(419,489,581)	(206,689,141)
Service Class	(6,776,628)	—

	(426,266,209)	(206,689,141)

Increase in net assets derived from capital share transactions .	677,044,723	1,210,156,534

NET INCREASE IN NET ASSETS	711,281,865	1,166,633,732
NET ASSETS:
Beginning of year	1,166,633,732	—

End of year	$1,877,915,597	$1,166,633,732

Undistributed net investment income	$985,818	$588,591

*Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

LVIP Western Asset Core Bond Fund–19

LVIP Western Asset Core Bond Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Western Asset Core Bond Fund Standard Class
	Year Ended 12/31/17	7/14/16[1] to 12/31/16
Net asset value, beginning of period	$9.593	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.203	0.074
Net realized and unrealized gain (loss)	0.233	(0.406)

Total from investment operations	0.436	(0.332)

Less dividends and distributions from:
Net investment income	(0.167)	(0.075)

Total dividends and distributions	(0.167)	(0.075)

Net asset value, end of period	$9.862	$9.593

Total return[3]	4.54%	(3.32% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,836,303	$1,166,624
Ratio of expenses to average net assets	0.51%	0.50%
Ratio of net investment income to average net assets	2.06%	1.61%
Portfolio turnover	419%	182%[4]

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

[4]	Excludes the value of securities received or delivered as a result of in-kind subscriptions of the Fund’s capital shares.

See accompanying notes, which are an integral part of the financial statements.

LVIP Western Asset Core Bond Fund–20

LVIP Western Asset Core Bond Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Western Asset Core Bond Fund Service Class
	Year Ended 12/31/17	7/14/16[1] to 12/31/16
Net asset value, beginning of period	$9.593	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.180	0.062
Net realized and unrealized gain (loss)	0.230	(0.406)

Total from investment operations	0.410	(0.344)

Less dividends and distributions from:
Net investment income	(0.137)	(0.063)

Total dividends and distributions	(0.137)	(0.063)

Net asset value, end of period	$9.866	$9.593

Total return[3]	4.27%	(3.44% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$41,613	$10
Ratio of expenses to average net assets	0.76%	0.75%
Ratio of net investment income to average net assets	1.81%	1.36%
Portfolio turnover	419%	182%[4]

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

[4]	Excludes the value of securities received or delivered as a result of in-kind subscriptions of the Fund’s capital shares.

See accompanying notes, which are an integral part of the financial statements.

LVIP Western Asset Core Bond Fund–21

LVIP Western Asset Core Bond Fund

Notes to Financial Statements

December 31, 2017

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 92 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Western Asset Core Bond Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to maximize total return, consistent with prudent investment management and liquidity needs.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation– U.S. government and agency securities are valued at the mean between their bid and ask prices, which approximates fair value. Other debt securities, credit default swap (“CDS”) contracts and interest rate swap contracts are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Valuations for fixed income securities, including short-term debt securities, utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Open-end investment companies are valued at their published net asset value (“NAV”). Investments in government money market funds have a stable NAV. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask price, which approximates fair value. Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”).

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund’s federal income tax return through the year ended December 31, 2017 and for the open tax year ended December 31, 2016, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2017, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

To Be Announced Securities (TBA)–The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally separates the portion of realized gains and losses on investments in debt securities resulting from changes in the foreign exchange rates from that which is due to changes in market prices of debt securities. Gains or losses attributable to changes in foreign exchange rates are included in the Statement of Operations under “Net realized gain (loss) on foreign currencies.” The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

LVIP Western Asset Core Bond Fund–22

LVIP Western Asset Core Bond Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this agreement is included in “Custodian fees” on the Statement of Operations with the corresponding expense offset shown as “Expenses paid indirectly.”

2. Management Fees and Other Transactions with Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.45% of the first $2 billion of the average daily net assets of the Fund and 0.35% of the average daily net assets in excess of $2 billion. The fee is calculated daily and paid monthly.

Western Asset Management Company (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2017, costs for these administrative and legal services were as follows:

Administrative	$80,068
Legal	13,688

Lincoln Life also provides certain contract holder and additional corporate services to the Fund. Effective May 1, 2017, the Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund’s average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $161 for the year ended December 31, 2017.

The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.

At December 31, 2017, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$708,779
Distribution fees payable to LFD	7,951
Shareholder servicing fees payable to Lincoln Life	45,677

LVIP Western Asset Core Bond Fund–23

LVIP Western Asset Core Bond Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions with Affiliates (continued)

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

3. Investments

For the year ended December 31, 2017, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than U.S. government securities	$517,056,551
Purchases of U.S. government securities	6,184,650,698
Sales other than U.S. government securities	174,093,644
Sales of U.S. government securities	5,871,028,329

At December 31, 2017, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:

Cost of investments and derivatives	$2,056,325,055

Aggregate unrealized appreciation of investments and derivatives	$14,796,132
Aggregate unrealized depreciation of investments and derivatives	(15,336,247)

Net unrealized depreciation of investments and derivatives	$(540,115)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1	–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2	–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3	–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

LVIP Western Asset Core Bond Fund–24

LVIP Western Asset Core Bond Fund

Notes to Financial Statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2017:

	Level 1	Level 2	Total
Investments:

Assets:
Agency Collateralized Mortgage Obligations	$—	$61,334,009	$61,334,009
Agency Commercial Mortgage-Backed Securities	—	6,006,128	6,006,128
Agency Mortgage-Backed Securities	—	691,644,066	691,644,066
Corporate Bonds	—	477,298,185	477,298,185
Non-Agency Asset-Backed Securities	—	115,350,246	115,350,246
Non-Agency Collateralized Mortgage Obligations	—	74,360,318	74,360,318
Non-Agency Commercial Mortgage-Backed Securities	—	104,049,654	104,049,654
Regional Bonds	—	4,603,834	4,603,834
Sovereign Bonds	—	83,293,808	83,293,808
Supranational Bank	—	462,942	462,942
U.S. Treasury Obligations	—	227,531,597	227,531,597
Option Purchased	1,183,312	—	1,183,312
Money Market Fund	59,137,258	—	59,137,258
Short-Term Investments	—	149,396,456	149,396,456

Total Investments	$60,320,570	$1,995,331,243	$2,055,651,813

Derivatives:

Assets:
Futures Contracts	$2,814,515	$—	$2,814,515

Swap Contracts	$—	$1,003,868	$1,003,868

Liabilities:
Futures Contracts	$(1,667,107)	$—	$(1,667,107)

Swap Contracts	$—	$(1,844,524)	$(1,844,524)

Options Written	$(173,625)	$—	$(173,625)

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2017, there were no material transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from short-term gain on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2017 and 2016 were as follows:

	Year Ended 12/31/17	7/14/16* to 12/31/16
Ordinary income	$30,937,480	$8,054,721

* Date of commencement of operations.

LVIP Western Asset Core Bond Fund–25

LVIP Western Asset Core Bond Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis

As of December 31, 2017, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$1,887,201,251
Undistributed ordinary income	3,112,268
Capital loss carryforwards	(11,857,807)
Net unrealized depreciation	(540,115)

Net assets	$1,877,915,597

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales, mark-to-market of futures contracts, tax treatment and mark-to-market of swap contracts, Treasury Inflation-Protected Securities, and straddle losses deferred.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of paydown gain (loss) on asset- and mortgage-backed securities, gain (loss) on foreign currency transactions and swap contracts. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2017, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$1,089,868	$(1,089,868)

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

As of December 31, 2017, the Fund had the following capital loss carryforwards for federal income tax purposes:

Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$11,857,807	$—	$11,857,807

In 2017, the Funds utilized $834,746 of capital loss carryforwards.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/17	7/14/16* to 12/31/16
Shares sold:
Standard Class	104,351,230	141,829,778
Service Class	4,849,148	1,000
Shares reinvested:
Standard Class	3,084,847	841,042
Service Class	50,010	7

	112,335,235	142,671,827

Shares redeemed:
Standard Class	(42,837,129)	(21,060,893)
Service Class	(682,255)	—

	(43,519,384)	(21,060,893)

Net increase	68,815,851	121,610,934

*	Date of commencement of operations.

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

LVIP Western Asset Core Bond Fund–26

LVIP Western Asset Core Bond Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund’s investments; to facilitate investments in portfolio securities; and to reduce cost. In addition, the Fund may take long or short positions in futures to seek to control overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

During the year ended December 31, 2017, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to facilitate investments in portfolio securities and to reduce transaction costs.

Options Contracts–During the year ended December 31, 2017, the Fund entered into options contracts in the normal course of pursuing its investment objective and strategies. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; to facilitate investments in portfolio securities; as a cash management tool; and to generate income. The Fund may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid at the close of the transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. When buying options, the Fund is subject to counterparty risk.

During the year ended December 31, 2017, the Fund used options contracts to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions; to generate income; to facilitate investments in portfolio securities and to receive premiums for writing options.

Swap Contracts–The Fund enters into interest rate swap contracts and CDS contracts in the normal course of pursuing its investment objective and strategies. The Fund may use interest rate swaps to manage the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return, or to gain exposure to certain securities or markets.

Interest Rate Swaps–An interest rate swap contract is an exchange of interest rates between counterparties. An interest rate swap generally involves one party making payments based on a fixed interest rate in return for payments from a counterparty based on a variable or floating interest rate. The Fund may enter into either side of such a swap contract. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from (paid to) the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for cleared swaps, trading these instruments through a central counterparty.

During the year ended December 31, 2017, the Fund used interest rate swap contracts to manage the Fund’s sensitivity to interest rates or to hedge against changes in interest rates.

Credit Default Swaps–A CDS contract is a risk-transfer instrument through which one party (a purchaser of protection) transfers to another party (a seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular referenced

LVIP Western Asset Core Bond Fund–27

LVIP Western Asset Core Bond Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the counterparty the agreed-upon value for the reference security or basket of securities. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended December 31, 2017, the Fund entered into CDS contracts as a seller of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of a CDS Contract. Initial margin and variation margin is posted to counterparties for centrally cleared CDS basket trades, as determined by the applicable central counterparty.

As disclosed in the footnotes to the Statement of Net Assets, at December 31, 2017, the notional value of the protection sold was $250,000,000, which reflects the maximum potential amount the Fund would have been required to make as a seller of credit protection if a credit event had occurred. In addition to serving as the source of the current value of the securities, the quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative if the swap agreement has been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. At December 31, 2017, net unrealized appreciation of the protection sold was $676,238.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for cleared swaps, trading these instruments through a central counterparty.

During the year ended December 31, 2017, the Fund used CDS contracts to gain exposure to certain securities or markets.

Swaps Generally–The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Statement of Net Assets.

At December 31, 2017, the Fund pledged $5,526,300 cash collateral with Goldman Sachs for open swap contracts. At December 31, 2017, the Fund also pledged $1,755,465 cash with Goldman Sachs as collateral for open futures contracts and options contracts.

Fair values of derivative instruments as of December 31, 2017 were as follows:

	Asset Derivatives		Liabilities Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Options written (Interest rate contracts)	Liabilities net of receivables and other assets	$—	Liabilities net of receivables and other assets	$(173,625)
Futures contracts (Interest rate contracts)	Liabilities net of receivables and other assets	2,814,515	Liabilities net of receivables and other assets	(1,667,107)
Swap contracts (Credit contracts)	Liabilities net of receivables and other assets	676,238	Liabilities net of receivables and other assets	—
Swap contracts (Interest rate contracts)	Liabilities net of receivables and other assets	327,630	Liabilities net of receivables and other assets	(1,844,524)

Total		$3,818,383		$(3,685,256)

LVIP Western Asset Core Bond Fund–28

LVIP Western Asset Core Bond Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2017 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(1,695,538)	$1,456,439
Options written (Interest rate contracts)	Net realized gain (loss) from options written and net change in unrealized appreciation (depreciation) of options written	1,799,374	21,246
Options purchased (Interest rate contracts)	Net realized gain (loss) from options purchased and net change in unrealized appreciation (depreciation) of options purchased	641,422	191,747
Swap contracts (Credit contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	1,150,701	745,665
Swap contracts (Interest rate contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	891,096	(5,283,528)

Total		$2,787,055	$(2,868,431)

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund for the year ended December 31, 2017.

	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$654,771,706	$823,766,483
Options contracts (average value)	139,744	186,979
CDS contracts (average notional value)*	—	106,989,490
Interest rate swap contracts (average notional value)**	97,646,773	115,979,442

*Long represents buying protection and short represents selling protection.

**Long represents paying floating interest payments and short represents receiving floating interest payments.

In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

At December 31, 2017, the Fund had no assets and liabilities subject to offsetting provisions.

8. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

LVIP Western Asset Core Bond Fund–29

LVIP Western Asset Core Bond Fund

Notes to Financial Statements (continued)

8. Credit and Market Risk (continued)

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Financial Services LLC or Ba or lower by Moody’s Investors Service, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund invests in fixed income securities whose values are derived from an underlying pool of mortgages or consumer loans. The values of these securities are sensitive to changes in economic conditions, including delinquencies and defaults, and may be adversely affected by changes in interest rates and shifts in the market’s perception of issuers. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (“CMOs”). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on a CMO’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investment in illiquid securities.

When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Recent Regulatory Reporting Updates

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amended Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. As of August 1, 2017, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.

11. Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

12. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Western Asset Core Bond Fund–30

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of LVIP Western Asset Core Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of LVIP Western Asset Core Bond Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and the period from July 14, 2016 (commencement of operations) through December 31, 2016, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2017, the results of its operations for the year then ended and the changes in its net assets and its financial highlights for the year then ended and the period from July 14, 2016 (commencement of operations) through December 31, 2016, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.

Philadelphia, Pennsylvania

February 22, 2018

LVIP Western Asset Core Bond Fund–31

LVIP Western Asset Core Bond Fund

Other Fund Information (unaudited)

Tax Information

For the year ended December 31, 2017, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 22-23 and September 11-12, 2017, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various sub-advisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“LincolnLife”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the sub-advisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the sub-advisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also received information about the Funds from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds throughout the year in connection with the regular quarterly Board meetings.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information (including total return and standard deviation) provided by Morningstar for the standard class of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2017. The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Funds, and had delegated those duties to unaffiliated sub-advisers responsible for investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the sub-adviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the sub-advisers’ investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the investment

LVIP Western Asset Core Bond Fund–32

LVIP Western Asset Core Bond Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

management fees were within range of the median investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had a breakpoint in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates do not benefit from any interest income on monies (i.e., “float”) related to the purchase or redemption of Fund shares.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Western Asset Management Company (“Western”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Western under the subadvisory agreement. The Board considered the services provided by Western, the backgrounds of the investment professionals servicing the Fund and the reputation, resources and investment approach of Western. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.

Performance. The Board reviewed the Fund’s total return compared to the total return of funds included in the Morningstar Intermediate-Term Bond funds category. The Board noted that the Fund’s total return was above and below the return of the Morningstar category average over recent quarters. The Board considered that the Fund commenced operations in July 2016, which provided a limited period of time to evaluate investment performance. The Board concluded that the services provided by Western were satisfactory.

Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedule which contains a breakpoint and considered the contractual fee rates charged to other funds and accounts advised by Western with an investment strategy similar to the Fund. The Board considered that LIAC compensates Western from its fees and that the subadvisory fee schedule was negotiated between LIAC and Western, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.

Profitability and Fallout Benefits. With respect to profitability, the Board considered information provided by Western regarding Western’s estimated profitability from providing subadvisory services to the Fund, and noted that the subadvisory fee was negotiated between LIAC and Western, an unaffiliated party, and that LIAC compensates Western from its fees. The Board reviewed materials provided by Western as to any additional benefits it receives, and noted that Western stated that it may receive research from trading activity.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.

LVIP Western Asset Core Bond Fund–33

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.

The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.

The term Fund Complex includes the 92 series of Lincoln Variable Insurance Products Trust.

Interested Trustee

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	Formerly: Lincoln Advisors Trust

*	Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of both the Advisor and The Lincoln National Life

Insurance Company, the parent company of the Trust’s Adviser.

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	92	Formerly: Lincoln Advisors Trust

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	Formerly: Lincoln Advisors Trust

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	Formerly: Lincoln Advisors Trust

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Formerly: Lincoln Advisors Trust

LVIP Western Asset Core Bond Fund–34

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Charles I. Plosser*** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Public Governor for the Financial Industry Regulatory Authority (FINRA); Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	92	Rochester Gas and Electric Corporation

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Associated Grocers of New England (Director Emeritus); Formerly: Lincoln Trust Advisors

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	Formerly: Lincoln Advisors Trust

Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	92	St. Vincent Health; Formerly: Lincoln Advisors Trust

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	92	Formerly: Lincoln Advisors Trust

Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012	92	Trustee of FundVantage Trust

** Steve A. Cobb, is the son-in-law of Kenneth G. Stella.

*** Charles I. Plosser was appointed Trustee effective January 1, 2018.

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.

Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.

LVIP Western Asset Core Bond Fund–35

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.

Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Vice President, Secretary, and Chief Legal Officer	Since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President and Chief Compliance Officer, Lincoln National Corporation; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Deputy General Counsel, Janney Montgomery Scott LLC.

Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.

Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.

John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site http://www.sec.gov.

LVIP Western Asset Core Bond Fund–36

Lincoln iShares® Allocation Funds

Lincoln iShares® Fixed Income Allocation Fund

Lincoln iShares® Global Growth Allocation Fund

Lincoln iShares® U.S. Moderate Allocation Fund

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2017

Lincoln iShares® Allocation Funds

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Funds’ proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

Lincoln iShares® Allocation Funds

2017 Annual Report Commentary (unaudited)

Advised by: Lincoln Investment Advisors Corporation

Lincoln iShares® Fixed Income Allocation Fund returned 3.72% (Standard Class shares with distributions reinvested) during the period February 1, 2017* to December 31, 2017, while its benchmark, the Lincoln iShares Fixed Income Allocation Composite1, returned 3.34% and its broad-based benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index2, returned 3.34%.

Lincoln iShares® Global Growth Allocation Fund returned 15.16% (Standard Class shares with distributions reinvested) during the period February 1, 2017* to December 31, 2017, while its benchmark, the Lincoln iShares Global Growth Allocation Composite3, returned 14.90% and its broad-based benchmark, the MSCI All Country World Index (net dividends)4 returned 20.67%.

Lincoln iShares® U.S. Moderate Allocation Fund returned 12.65% (Standard Class shares with distributions reinvested) during the period February 1, 2017* to December 31, 2017, while its benchmark, the Lincoln iShares U.S. Moderate Allocation Composite5, returned 12.73% and its broad-based benchmark, the Russell 1000® Index6, returned 19.29%.

U.S. earnings are outpacing analyst estimate revisions. Analysts have improved their outlook for 2018 earnings, but in our opinion, they have further to go to account for tax reform, increasing confidence, and strong 2017 earnings. We believe growth prospects for the U.S. and Emerging Markets (EM) lead those of non-U.S. developed regions.

We’re leaning into the risk-on theme by aligning style tilts with our growth outlook. Momentum and cyclical stocks are both consistent with our bullish view, but also different enough that each may help to diversify the other.

Lower corporate tax rates are a potential tailwind for investment grade bonds. The deduction of debt interest by U.S. corporations may have relatively less benefit in a world with lower tax rates, and the net result may be a reduction in debt issued. Basic supply and demand suggests that diminished corporate bond issuance should support corporate bond prices.

We remain shy on duration. We do not buy into the conventional wisdom that globalization and technological advances have killed inflation. BlackRock’s own GPS measure of inflation, which incorporates big data on price trends, suggests that prices are headed higher. Further, we believe that the end of the Federal Reserve’s repurchase program should increase net available supply of treasuries and agency mortgage-backed securities vs. last year.

For the year 2017 was a near perfect year for risk assets. We saw synchronized global growth and strong corporate earnings with almost every asset class advancing over the course of the year.

Lincoln iShares Global Growth Allocation Fund and Lincoln iShares U.S. Moderate Allocation Fund delivered positive, double-digit returns. Within equity, exposure to U.S. large cap stocks was the largest contributor to performance. Emerging market equities outperformed their developed market counterparts and consequently our underweight to the asset class in the beginning of 2017 slightly weighed on performance. Within fixed income our preference for credit over rates throughout the course of the year was the primary driver of portfolio performance.

Lincoln iShares Fixed Income Allocation Fund delivered positive returns. Our preference for credit over rates throughout the course of the year was the primary driver of portfolio performance. Specifically, the portfolios benefited from exposure to high yield and investment grade corporate bonds. We slightly trimmed investment grade corporate exposure and added to short-term U.S. treasuries in the fourth quarter, which was a modest detractor from performance.

There is no derivative exposure held in the Funds.

*Date of commencement of operations.

Portfolio Managers:

BlackRock: Michael Gates

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Lincoln iShares® Allocation Funds–1

Lincoln iShares® Allocation Funds

2017 Annual Report Commentary (unaudited) (continued)

Lincoln iShares® Fixed Income Allocation Fund

Growth of $10,000 invested 2/1/17 through 12/31/17

This chart illustrates, hypothetically, that $10,000 was invested in Lincoln iShares® Fixed Income Allocation Fund Standard Class shares on 2/1/17 (commencement of operations). As the chart shows, by 12/31/17, the value of the investment at net asset value would have increased to $10,372 for the Standard Class shares. For comparison, look at how the Lincoln iShares Fixed Income Allocation Composite and Bloomberg Barclays U.S. Aggregate Bond Index did from 2/1/17 through 12/31/17. The same $10,000 investment would have increased to $10,334 and $10,334, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Total returns on investment	Ended 12/31/17

Standard Class Shares
Inception (2/1/17)	+3.72%

Lincoln iShares® Global Growth Allocation Fund

Growth of $10,000 invested 2/1/17 through 12/31/17

This chart illustrates, hypothetically, that $10,000 was invested in Lincoln iShares® Global Growth Allocation Fund Standard Class shares on 2/1/17 (commencement of operations). As the chart shows, by 12/31/17, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,516 for the Standard Class shares. For comparison, look at how the Lincoln iShares Global Growth Allocation Composite and MSCI All Country World Index (net dividends) did from 2/1/17 through 12/31/17. The same $10,000 investment would have increased to $11,490 and $12,067, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Total returns on investment	Ended 12/31/17

Standard Class Shares
Inception (2/1/17)	+15.16%

Lincoln iShares® Allocation Funds–2

Lincoln iShares® Allocation Funds

2017 Annual Report Commentary (unaudited) (continued)

Lincoln iShares® U.S. Moderate Allocation Fund

Growth of $10,000 invested 2/1/17 through 12/31/17

This chart illustrates, hypothetically, that $10,000 was invested in Lincoln iShares® U.S. Moderate Allocation Fund Standard Class shares on 2/1/17 (commencement of operations). As the chart shows, by 12/31/17, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,265 for the Standard Class shares. For comparison, look at how the Lincoln iShares U.S. Moderate Allocation Composite and Russell 1000® Index did from 2/1/17 through 12/31/17. The same $10,000 investment would have increased to $11,273 and $11,929, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Total returns on investment	Ended 12/31/17

Standard Class Shares
Inception (2/1/17)	+12.65%

1.

The Lincoln iShares Fixed Income Allocation Composite is an unmanaged index compiled by LIAC, the Fund’s adviser. The Lincoln iShares Fixed Income Allocation Composite is constructed as follows: 100% Bloomberg Barclays U.S. Aggregate Bond TR USD.

2.

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities. MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency).

3.

The Lincoln iShares Global Growth Allocation Composite is an unmanaged index compiled by LIAC, the Fund’s adviser. The Lincoln iShares Global Growth Allocation Composite is constructed as follows: 30% Bloomberg Barclays U.S. Aggregate Bond TR USD, 49% MSCI ACWI NR USD and 21% MSCI USA NR USD.

4.

The MSCI All Country World Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure large, mid and small-cap representation in 23 developed markets. The net dividends index return assumes reinvestment of dividends net of withholding taxes.

5.

The Lincoln iShares U.S. Moderate Allocation Composite is an unmanaged index compiled by LIAC, the Fund’s adviser. The Lincoln iShares U.S. Moderate Allocation Composite is constructed as follows: 40% Barclays U.S. Aggregate Bond TR USD and 60% Russell 1000 TR USD.

6.

The Russell 1000® Index measures the performance of the largest 1,000 U.S. companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Lincoln iShares® Allocation Funds–3

Lincoln iShares® Allocation Funds

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2017 to December 31, 2017

Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold each Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of a Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analyses are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analyses are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017.

Actual Expenses

The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the tables, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Funds do not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds’ actual expenses shown in the tables reflect fee waivers and reimbursements in effect.

Lincoln iShares® Fixed Income Allocation Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Annualized Expense Ratio	Expenses Paid During Period 7/1/17 to 12/31/17*
Actual
Standard Class Shares	$1,000.00	$1,011.90	0.15%	$0.76
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.45	0.15%	$0.77

Lincoln iShares® Global Growth Allocation Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Annualized Expense Ratio	Expenses Paid During Period 7/1/17 to 12/31/17*
Actual
Standard Class Shares	$1,000.00	$1,082.20	0.20%	$1.05
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.20	0.20%	$1.02

Lincoln iShares® U.S. Moderate Allocation Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Annualized Expense Ratio	Expenses Paid During Period 7/1/17 to 12/31/17*
Actual
Standard Class Shares	$1,000.00	$1,075.40	0.19%	$0.99
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.25	0.19%	$0.97

*	“Expenses Paid During Period” are equal to a Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Each Fund operates under a fund of funds structure. Each Fund invests substantially all of its assets in Exchange-Traded Funds or other investment companies (“Underlying Funds”). In addition to the Funds’ expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

Lincoln iShares® Allocation Funds–4

Lincoln iShares® Allocation Funds

Security Type/Sector Allocations (unaudited)

As of December 31, 2017

Lincoln iShares® Fixed Income Allocation Fund

Security Type/Sector	Percentage of Net Assets

Investment Companies	112.44%
Fixed Income Funds	112.25%
Money Market Fund	0.19%
Total Value of Securities	112.44%
Liabilities Net of Receivables and Other Assets	(12.44%)
Total Net Assets	100.00%

Lincoln iShares® Global Growth Allocation Fund

Security Type/Sector	Percentage of Net Assets

Investment Companies	102.25%
Equity Funds	49.39%
Fixed Income Funds	28.39%
International Equity Funds	24.35%
Money Market Fund	0.12%
Total Value of Securities	102.25%
Liabilities Net of Receivables and Other Assets	(2.25%)
Total Net Assets	100.00%

Lincoln iShares® U.S. Moderate Allocation Fund

Security Type/Sector	Percentage of Net Assets

Investment Companies	101.43%
Equity Funds	66.11%
Fixed Income Funds	35.16%
Money Market Fund	0.16%
Total Value of Securities	101.43%
Liabilities Net of Receivables and Other Assets	(1.43%)
Total Net Assets	100.00%

Lincoln iShares® Allocation Funds–5

Lincoln iShares® Fixed Income Allocation Fund

Statement of Net Assets

December 31, 2017

	Number of Shares	Value (U.S. $)

INVESTMENT COMPANIES–112.44%
Fixed Income Funds–112.25%
iShares 1-3 Year Treasury Bond ETF	62	$5,199
iShares Core U.S. Aggregate Bond ETF	480	52,478
iShares Core U.S. Credit Bond ETF	144	16,132
iShares Core U.S. Treasury Bond ETF	625	15,675
iShares iBoxx $ High Yield Corporate Bond ETF	40	3,490
iShares iBoxx $ Investment Grade Corporate Bond ETF	64	7,780
iShares MBS ETF	147	15,669

		116,423

	Number of Shares	Value (U.S. $)

INVESTMENT COMPANIES (continued)
Money Market Fund–0.19%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 1.15%)	198	$198

		198

Total Investment Companies (Cost $115,184)		116,621

TOTAL VALUE OF SECURITIES–112.44% (Cost $115,184)	116,621
★ LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(12.44%)	(12,902)

NET ASSETS APPLICABLE TO 10,206 SHARES OUTSTANDING–100.00%	$103,719

NET ASSET VALUE PER SHARE–LINCOLN iSHARES® FIXED INCOME ALLOCATION FUND STANDARD CLASS ($103,719 / 10,206 Shares)	$10.163

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2017:
Shares of beneficial interest (unlimited authorization–no par)	$102,090
Undistributed net investment income	156
Accumulated net realized gain on investments	36
Net unrealized appreciation of investments	1,437

TOTAL NET ASSETS	$103,719

★	Includes $5,435 expense reimbursement receivable from manager, $7 payable to manager and affiliates and $18,331 other accrued expenses payable as of December 31, 2017.

Summary of Abbreviations:

ETF–Exchange-Traded Fund

MBS–Mortgage-Backed Security

See accompanying notes, which are an integral part of the financial statements.

Lincoln iShares® Allocation Funds–6

Lincoln iShares® Global Growth Allocation Fund

Statement of Net Assets

December 31, 2017

	Number of Shares	Value (U.S. $)

INVESTMENT COMPANIES–102.25%
Equity Funds–49.39%
iShares Core S&P 500 ETF	735	$197,605
iShares Core S&P Mid-Cap ETF	199	37,766
iShares Core S&P Small-Cap ETF	430	33,028
iShares Edge MSCI Min Vol USA ETF	1,249	65,922
iShares Edge MSCI USA Momentum Factor ETF	154	15,882

		350,203

Fixed Income Funds–28.39%
iShares 1-3 Year Credit Bond ETF	21	2,195
iShares Core U.S. Aggregate Bond ETF	1,027	112,282
iShares Core U.S. Credit Bond ETF	379	42,459
iShares Core U.S. Treasury Bond ETF	570	14,296
iShares iBoxx $ High Yield Corporate Bond ETF	155	13,525
iShares iBoxx $ Investment Grade Corporate Bond ETF	15	1,824
iShares MBS ETF	138	14,710

		201,291

	Number of Shares	Value (U.S. $)

INVESTMENT COMPANIES (continued)
International Equity Funds–24.35%
iShares Core MSCI EAFE ETF	1,710	$113,014
iShares Core MSCI Emerging Markets ETF	1,048	59,631

		172,645

Money Market Fund–0.12%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 1.15%)	892	892

		892

Total Investment Companies (Cost $689,865)		725,031

TOTAL VALUE OF SECURITIES–102.25% (Cost $689,865)	725,031
★ LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(2.25%)	(15,932)

NET ASSETS APPLICABLE TO 62,183 SHARES OUTSTANDING–100.00%	$709,099

NET ASSET VALUE PER SHARE–LINCOLN iSHARES® GLOBAL GROWTH ALLOCATION FUND STANDARD CLASS ($709,099 / 62,183 Shares)	$11.403

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2017:
Shares of beneficial interest (unlimited authorization–no par)	$672,829
Undistributed net investment income	525
Accumulated net realized gain on investments	579
Net unrealized appreciation of investments	35,166

TOTAL NET ASSETS	$709,099

★

Includes $32 payable for fund shares redeemed, $5,970 expense reimbursement receivable from manager, $95 due to manager and affiliates and $21,775 other accrued expenses payable as of December 31, 2017.

Summary of Abbreviations:

EAFE–Europe Australasia Far East

ETF–Exchange-Traded Fund

MBS–Mortgage-Backed Securities

MSCI–Morgan Stanley Capital International

S&P–Standard & Poor’s

See accompanying notes, which are an integral part of the financial statements.

Lincoln iShares® Allocation Funds–7

Lincoln iShares® U.S. Moderate Allocation Fund

Statement of Net Assets

December 31, 2017

	Number of Shares	Value (U.S. $)

INVESTMENT COMPANIES–101.43%
Equity Funds–66.11%
iShares Core S&P 500 ETF	1,390	$373,702
iShares Core S&P Mid-Cap ETF	491	93,182
iShares Core S&P Small-Cap ETF	298	22,889
iShares Edge MSCI Min Vol USA ETF	1,435	75,739
iShares Edge MSCI USA Momentum Factor ETF	349	35,992

		601,504

Fixed Income Funds–35.16%
iShares 1-3 Year Treasury Bond ETF	78	6,540
iShares Core U.S. Aggregate Bond ETF	1,686	184,330
iShares Core U.S. Credit Bond ETF	385	43,132
iShares Core U.S. Treasury Bond ETF	1,231	30,874
iShares iBoxx $ High Yield Corporate Bond ETF	197	17,190

	Number of Shares	Value (U.S. $)

INVESTMENT COMPANIES (continued)
Fixed Income Funds (continued)
iShares iBoxx $ Investment Grade Corporate Bond ETF	55	$6,686
iShares MBS ETF	292	31,124

		319,876

Money Market Fund–0.16%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 1.15%)	1,491	1,491

		1,491

Total Investment Companies (Cost $863,154)		922,871

TOTAL VALUE OF SECURITIES–101.43% (Cost $863,154)	922,871
★ LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(1.43%)	(13,045)

NET ASSETS APPLICABLE TO 81,758 SHARES OUTSTANDING–100.00%	$909,826

NET ASSET VALUE PER SHARE–LINCOLN iSHARES® U.S. MODERATE ALLOCATION FUND STANDARD CLASS ($909,826 / 81,758 Shares)	$11.128

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2017:
Shares of beneficial interest (unlimited authorization–no par)	$848,787
Undistributed net investment income	832
Accumulated net realized gain on investments	490
Net unrealized appreciation of investments	59,717

TOTAL NET ASSETS	$909,826

★

Includes $49 payable for fund shares redeemed, $5,441 expense reimbursement receivable from manager, $99 due to manager and affiliates and $18,339 other accrued expenses payable as of December 31, 2017.

Summary of Abbreviations:

ETF–Exchange-Traded Fund

MBS–Mortgage-Backed Security

MSCI–Morgan Stanley Capital International

S&P–Standard & Poor’s

See accompanying notes, which are an integral part of financial statements.

Lincoln iShares® Allocation Funds–8

Lincoln iShares® Allocation Funds

Statements of Operations

February 1, 2017* to December 31, 2017

	Lincoln iShares® Fixed Income Allocation Fund	Lincoln iShares® Global Growth Allocation Fund	Lincoln iShares® U.S. Moderate Allocation Fund
INVESTMENT INCOME:
Dividends	$2,386	$8,038	$12,925

EXPENSES:
Accounting and administration expenses	27,500	27,500	27,499
Professional fees	19,295	24,862	19,374
Reports and statements to shareholders	6,418	7,521	6,462
Management fees	234	669	1,349
Custodian fees	63	177	118
Shareholder servicing fees	20	70	149
Pricing fees	19	34	130
Other	830	1,158	834

	54,379	61,991	55,915
Less:
Management fees waived	(188)	(321)	(809)
Expenses reimbursed	(54,051)	(61,127)	(54,078)

Total operating expenses	140	543	1,028

NET INVESTMENT INCOME	2,246	7,495	11,897

NET REALIZED AND UNREALIZED GAIN:
Net realized gain on investments	36	579	490
Net change in unrealized appreciation (depreciation)	1,437	35,166	59,717

NET REALIZED AND UNREALIZED GAIN	1,473	35,745	60,207

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,719	$43,240	$72,104

*Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

Lincoln iShares® Allocation Funds–9

Lincoln iShares® Allocation Funds

Statements of Changes in Net Assets

February 1, 2017* to December 31, 2017

	Lincoln iShares® Fixed Income Allocation Fund	Lincoln iShares® Global Growth Allocation Fund	Lincoln iShares® U.S. Moderate Allocation Fund
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$2,246	$7,495	$11,897
Net realized gain	36	579	490
Net change in unrealized appreciation (depreciation)	1,437	35,166	59,717

Net increase in net assets resulting from operations	3,719	43,240	72,104

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(2,090)	(6,970)	(11,065)

	(2,090)	(6,970)	(11,065)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	100,000	762,695	853,929
Reinvestment of dividends and distributions:
Standard Class	2,090	6,970	11,065

	102,090	769,665	864,994

Cost of shares redeemed:
Standard Class	—	(96,836)	(16,207)

Increase in net assets derived from capital share transactions	102,090	672,829	848,787

NET INCREASE IN NET ASSETS	103,719	709,099	909,826
NET ASSETS:
Beginning of period	—	—	—

End of period	$103,719	$709,099	$909,826

Undistributed net investment income	$156	$525	$832

*Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

Lincoln iShares® Allocation Funds–10

Lincoln iShares® Fixed Income Allocation Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout the period was as follows:

Lincoln iShares® Fixed Income Allocation Fund Standard Class 2/1/17[1] to 12/31/17
Net asset value, beginning of period	$10.000

Income from investment operations:
Net investment income[2]	0.225
Net realized and unrealized gain	0.147

Total from investment operations	0.372

Less dividends and distributions from:
Net investment income	(0.209)

Total dividends and distributions	(0.209)

Net asset value, end of period	$10.163

Total return[3]	3.72%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$104
Ratio of expenses to average net assets[4]	0.15%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	58.01%
Ratio of net investment income to average net assets	2.40%
Ratio of net investment loss to average net assets prior to expenses waived/reimbursed	(55.46% )
Portfolio turnover	16%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver and expenses reimbursed by the manager. Performance would have been lower had the waiver and expense reimbursement not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Lincoln iShares® Allocation Funds–11

Lincoln iShares® Global Growth Allocation Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout the period were as follows:

Lincoln iShares® Global Growth Allocation Fund Standard Class 2/1/17[1] to 12/31/17
Net asset value, beginning of period	$10.000

Income from investment operations:
Net investment income[2]	0.280
Net realized and unrealized gain	1.236

Total from investment operations	1.516

Less dividends and distributions from:
Net investment income	(0.113)

Total dividends and distributions	(0.113)

Net asset value, end of period	$11.403

Total return[3]	15.16%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$709
Ratio of expenses to average net assets[4]	0.20%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	23.01%
Ratio of net investment income to average net assets	2.78%
Ratio of net investment loss to average net assets prior to expenses waived/reimbursed	(20.03% )
Portfolio turnover	43%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver and expenses reimbursed by the manager. Performance would have been lower had the waiver and expense reimbursement not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Lincoln iShares® Allocation Funds–12

Lincoln iShares® U.S. Moderate Allocation Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout the period were as follows:

Lincoln iShares® U.S. Moderate Allocation Fund Standard Class 2/1/17[1] to 12/31/17
Net asset value, beginning of period	$10.000

Income from investment operations:
Net investment income[2]	0.216
Net realized and unrealized gain	1.049

Total from investment operations	1.265

Less dividends and distributions from:
Net investment income	(0.137)

Total dividends and distributions	(0.137)

Net asset value, end of period	$11.128

Total return[3]	12.65%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$910
Ratio of expenses to average net assets[4]	0.19%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	10.32%
Ratio of net investment income to average net assets	2.20%
Ratio of net investment loss to average net assets prior to expenses waived/reimbursed	(7.93% )
Portfolio turnover	12%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver and expenses reimbursed by the manager. Performance would have been lower had the waiver and expense reimbursement not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Lincoln iShares® Allocation Funds–13

Lincoln iShares® Allocation Funds

Notes to Financial Statements

December 31, 2017

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 92 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the Lincoln iShares® Fixed Income Allocation Fund, Lincoln iShares® Global Growth Allocation Fund and Lincoln iShares® U.S. Moderate Allocation Fund (each, a “Fund”, and collectively, the “Funds”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are diversified management investment companies registered under the 1940 Act. The Funds sell their shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold each Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

Each Fund operates under a fund of funds structure and invests substantially all of its assets in Exchange-Traded Funds (“ETFs”) or financial instruments that provide exposure to such underlying ETFs or other investment companies (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. The underlying ETFs will primarily be BlackRock iShares ETFs.

Financial statements for the Underlying Funds can be found at http://www.sec.gov.

The investment objective of the Lincoln iShares® Fixed Income Allocation Fund is to maximize total return, consistent with prudent investment management and liquidity needs.

The investment objective of the Lincoln iShares® Global Growth Allocation Fund and the Lincoln iShares® U.S. Moderate Allocation Fund is to seek long-term capital appreciation.

1. Significant Accounting Policies

Each Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, each Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Funds.

Security Valuation–ETFs, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (“NYSE”) on the valuation date. ETFs traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value. The Funds value Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the NYSE on days when the NYSE is open. Investments in government money market funds have a stable NAV. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.

Federal Income Taxes–No provision for federal income taxes has been made because each Fund intends to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions to be taken on each Fund’s federal income tax return through the period ended December 31, 2017, and has concluded that no provision for federal income tax is required in the Funds’ financial statements. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statements of Operations. During the period February 1, 2017* through December 31, 2017, the Funds did not incur any interest or tax penalties.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date. The Funds declare and distribute dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Lincoln iShares® Allocation Funds–14

Lincoln iShares® Allocation Funds

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

The Funds receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under this agreement is included in “Custodian fees” on the Statements of Operations with the corresponding expenses offset shown as “Expenses paid indirectly.” There were no earnings credits for the period February 1, 2017* through December 31, 2017.

* Date of commencement of operations.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Funds’ investment portfolios, including monitoring of the Funds’ investment sub-adviser, and providing certain administrative services to the Funds. For its services, LIAC receives a management fee at an annual rate of 0.25% of the average daily net assets of each Fund. This fee is calculated daily and paid monthly. This fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC).

LIAC has contractually agreed to waive a portion of its advisory fee for each Fund. The agreements will continue at least through April 30, 2018, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC. The waiver amounts as a percentage of each Fund’s average daily net assets are as follows:

Lincoln iShares® Fixed Income Allocation Fund	Lincoln iShares® Global Growth Allocation Fund	Lincoln iShares® U.S. Moderate Allocation Fund
0.20%	0.12%	0.15%

LIAC has also contractually agreed to reimburse each Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Fund fees and expenses) exceed certain expense limits. The agreements will continue through at least April 30, 2018, and cannot be terminated before that date without the mutual agreement of the Board and LIAC. The expense limits as a percentage of each Fund’s average daily net assets are as follows:

Lincoln iShares® Fixed Income Allocation Fund	Lincoln iShares® Global Growth Allocation Fund	Lincoln iShares® U.S. Moderate Allocation Fund
0.15%	0.20%[1]	0.19%[2]

1Prior to May 1, 2017, the expense limit as a percentage of Lincoln iShares® Global Growth Allocation Fund was 0.23%.

2Prior to May 1, 2017, the expense limit as a percentage of Lincoln iShares® U.S. Moderate Allocation Fund was 0.20%.

BlackRock Investment Management LLC (“BlackRock”) is responsible for the day-to-day management of each Fund’s investment portfolio. For these services, LIAC, not the Funds, pay BlackRock a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, the Funds reimburse Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statements of Operations. For the period February 1, 2017* through December 31, 2017, there were no fees paid by the Funds for these services.

Lincoln Life also provides certain contract holder and additional corporate services to the Funds. Effective May 1, 2017, the Funds pay Lincoln Life a fee for such services at an annual rate of 0.029% of each Fund’s average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statements of Operations.

Lincoln Life also prints and mails Fund documents on behalf of the Funds. The cost of these services is included in “Reports and statements to shareholders” on the Statements of Operations. The Funds reimburse Lincoln Life for the cost of these services. For the period February 1, 2017* through December 31, 2017, there were no fees paid by the Funds for these services.

In addition to the management fees and other expenses reflected on the Statements of Operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds and ETFs in which they invest. Because each of the Underlying Funds and ETFs has varied expense and fee levels, and the Funds may own different amounts of shares of these Underlying Funds and ETFs at different times, the amount of fees and expenses incurred indirectly will vary.

Lincoln iShares® Allocation Funds–15

Lincoln iShares® Allocation Funds

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

At December 31, 2017, the Funds had expense reimbursement receivable from and liabilities payable to affiliates as follows:

	Lincoln iShares® Fixed Income Allocation Fund	Lincoln iShares® Global Growth Allocation Fund	Lincoln iShares® U.S. Moderate Allocation Fund
Expense reimbursement receivable from LIAC	$5,435	$5,970	$5,441
Management fees payable to LIAC	4	78	77
Shareholder servicing fees payable to Lincoln Life	3	17	22

Certain officers and trustees of the Funds are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Funds pay compensation to unaffiliated trustees.

At December 31, 2017, Lincoln Life directly owned 100% of Lincoln iShares® Fixed Income Allocation Fund.

* Date of commencement of operations.

3. Investments

For the period February 1, 2017* through December 31, 2017, the Funds made purchases and sales of investment securities other than short-term investments as follows:

	Lincoln iShares® Fixed Income Allocation Fund	Lincoln iShares® Global Growth Allocation Fund	Lincoln iShares® U.S. Moderate Allocation Fund
Purchases	$132,562	$835,352	$936,865
Sales	17,612	146,958	75,692

At December 31, 2017, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes each Fund were as follows:

	Lincoln iShares® Fixed Income Allocation Fund	Lincoln iShares® Global Growth Allocation Fund	Lincoln iShares® U.S. Moderate Allocation Fund
Cost of investments	$115,226	$689,954	$863,206

Aggregate unrealized appreciation of investments	$1,471	$35,379	$60,621
Aggregate unrealized depreciation of investments	(76)	(302)	(956)

Net unrealized appreciation of investments	$1,395	$35,077	$59,665

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

Lincoln iShares® Allocation Funds–16

Lincoln iShares® Allocation Funds

Notes to Financial Statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2017:

Level 1	Lincoln iShares® Fixed Income Allocation Fund	Lincoln iShares® Global Growth Allocation Fund	Lincoln iShares® U.S. Moderate Allocation Fund
Investments:
Assets:
Investment Companies	$116,621	$725,031	$922,871

There were no Level 3 investments at the beginning or end of the period.

During the period February 1, 2017* through December 31, 2017, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. Each Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

* Date of commencement of operations.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the period February 1, 2017* through December 31, 2017 was as follows:

	Lincoln iShares® Fixed Income Allocation Fund	Lincoln iShares® Global Growth Allocation Fund	Lincoln iShares® U.S. Moderate Allocation Fund
Period ended December 31, 2017
Ordinary income	$2,090	$6,970	$11,065

* Date of commencement of operations.

5. Components of Net Assets on a Tax Basis

As of December 31, 2017, the components of net assets on a tax basis were as follows:

	Lincoln iShares® Fixed Income Allocation Fund	Lincoln iShares® Global Growth Allocation Fund	Lincoln iShares® U.S. Moderate Allocation Fund
Shares of beneficial interest	$102,090	$672,829	$848,787
Undistributed ordinary income	234	1,193	1,374
Net unrealized appreciation (depreciation)	1,395	35,077	59,665

Net assets	$103,719	$709,099	$909,826

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales.

Lincoln iShares® Allocation Funds–17

Lincoln iShares® Allocation Funds

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Lincoln iShares® Fixed Income Allocation Fund	Lincoln iShares® Global Growth Allocation Fund	Lincoln iShares® U.S. Moderate Allocation Fund
	2/1/17* to 12/31/17	2/1/17* to 12/31/17	2/1/17* to 12/31/17
Shares sold:
Standard Class	10,000	70,484	82,269
Shares reinvested:
Standard Class	206	611	992

	10,206	71,095	83,261

Shares redeemed:
Standard Class	—	(8,912)	(1,503)

Net increase	10,206	62,183	81,758

* Date of commencement of operations.

7. Contractual Obligations

The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown; however, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of material loss to be remote.

8. Recent Regulatory Reporting Updates

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amended Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. As of August 1, 2017, management has implemented amendments to Regulation S-X, which did not have a material impact on the Funds’ financial statements and related disclosures or impact the Funds’ net assets or results of operations.

9. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Funds’ financial statements.

Lincoln iShares® Allocation Funds–18

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Lincoln iShares® Fixed Income Allocation Fund, Lincoln iShares® Global Growth Allocation Fund and Lincoln iShares® U.S. Moderate Allocation Fund

Opinion on the Financial Statements

We have audited the accompanying statements of net assets of Lincoln iShares® Fixed Income Allocation Fund, Lincoln iShares® Global Growth Allocation Fund and Lincoln iShares® U.S. Moderate Allocation Fund (collectively referred to as the “Funds”) (three of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2017, and the related statements of operations, the statements of changes in net assets and the financial highlights for the period from February 1, 2017 (commencement of operations) through December 31, 2017, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (three of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2017, and the results of their operations, the changes in their net assets and their financial highlights for the period from February 1, 2017 (commencement of operations) through December 31, 2017, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.

Philadelphia, Pennsylvania

February 22, 2018

Lincoln iShares® Allocation Funds–19

Lincoln iShares® Allocation Funds

Other Fund Information (unaudited)

Tax Information

For the period February 1, 2017* through December 31, 2017, the Fund reports distributions paid during the period as follows:

(A) Ordinary Income Distributions (Tax Basis)
Lincoln iShares® Fixed Income Allocation Fund	100.00%
Lincoln iShares® Global Growth Allocation Fund	100.00%
Lincoln iShares® U.S. Moderate Allocation Fund	100.00%

(A) is based on a percentage of the Fund’s total distributions.

* Date of commencement of operations.

Lincoln iShares® Allocation Funds–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.

The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.

The term Fund Complex includes the 92 series of Lincoln Variable Insurance Products Trust.

Interested Trustee

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	92	Formerly: Lincoln Advisors Trust

* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of both the Advisor and The Lincoln National Life Insurance Company, the parent company of the Trust’s Adviser.

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	92	Formerly: Lincoln Advisors Trust

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	92	Formerly: Lincoln Advisors Trust

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	92	Formerly: Lincoln Advisors Trust

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	92	Copeland Capital Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Formerly: Lincoln Advisors Trust

Lincoln iShares® Allocation Funds–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Charles I. Plosser*** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Public Governor for the Financial Industry Regulatory Authority (FINRA); Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	92	Rochester Gas and Electric Corporation

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	92	Associated Grocers of New England (Director Emeritus); Formerly: Lincoln Trust Advisors

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	92	Formerly: Lincoln Advisors Trust

Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	92	St. Vincent Health; Formerly: Lincoln Advisors Trust

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	92	Formerly: Lincoln Advisors Trust

Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012	92	Trustee of FundVantage Trust

** Steve A. Cobb, is the son-in-law of Kenneth G. Stella.

*** Charles I. Plosser was appointed Trustee effective January 1, 2018.

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company.

Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.

Lincoln iShares® Allocation Funds–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)

Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.

Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Vice President, Secretary, and Chief Legal Officer	Since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President and Chief Compliance Officer, Lincoln National Corporation; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Deputy General Counsel, Janney Montgomery Scott LLC.

Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.

Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.

John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

Lincoln iShares® Allocation Funds–23

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Thomas A. Leonard is an “audit committee financial expert” and is “independent,” as these terms are defined in Item 3 of Form N-CSR. This designation will not increase the designees’ duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $2,283,429 for 2017 and $2,087,339 for 2016.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $94,000 for 2017 and $92,610 for 2016. These audit-related services were comprised of a review of the Registrant’s semi-annual reports to shareholders.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $336,130 for 2017 and $305,685 for 2016. These tax services were comprised of tax compliance services, EU tax reclaim services, PFIC analyzer services and India tax compliance.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $236,878 for 2017 and $0 for 2016. These other services were comprised of advisory services relating to the evaluation of asset servicing providers to the Registrant.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

The Registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Procedures”) with respect to services provided by the Registrant’s independent auditors. Pursuant to the Pre-Approval Procedures, the Audit Committee has pre-approved the services set forth in the table below with respect to the Registrant up to the specified fee limits.

Service	Range of Fees
Audit Services
Services associated with SEC registration statement on Form N-1A which will be filed with the SEC	Up to $5,000 per Fund
Services associated with SEC registration statements/proxy statements on Form N-14 or Schedule 14A	Up to $20,000 per Fund

The Pre-Approval Procedures require the Chief Accounting Officer to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Procedures.

(e)(2)	No services included in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $1,618,310 for 2017 and $1,029,443 for 2016.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Lincoln Variable Insurance Products Trust

By (Signature and Title)*	/s/ Jayson Bronchetti
Jayson Bronchetti, President
(principal executive officer)

Date	February 20, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Jayson Bronchetti
Jayson Bronchetti, President
(principal executive officer)

Date	February 20, 2018

By (Signature and Title)*	/s/ William P. Flory, Jr.
William P. Flory, Jr., Chief Accounting Officer
(principal financial officer)

Date	February 22, 2018

* Print the name and title of each signing officer under his or her signature.